UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2022

Date of reporting period:	12/31/2022

Item 1 – Reports to Stockholders

Advanced Series Trust

ANNUAL REPORT December 31, 2022

AST American Funds Growth Allocation Portfolio

AST BlackRock 60/40 Target Allocation ETF Portfolio

AST BlackRock 80/20 Target Allocation ETF Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Global Realty Portfolio

AST Cohen & Steers Realty Portfolio

AST Emerging Markets Equity Portfolio

AST Franklin 85/15 Diversified Allocation Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST J.P. Morgan International Equity Portfolio

AST Large-Cap Core Portfolio

AST Large-Cap Growth Portfolio

AST Large-Cap Value Portfolio

AST MFS Global Equity Portfolio

AST Mid-Cap Growth Portfolio

AST Mid-Cap Value Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST QMA International Core Equity Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Wellington Management Hedged Equity Portfolio

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.
The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2022

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments, Financial Statements, and Financial Highlights

	Glossary	A1
	AST American Funds Growth Allocation Portfolio	A2
	AST Blackrock 60/40 Target Allocation ETF Portfolio	A5
	AST Blackrock 80/20 Target Allocation ETF Portfolio	A9
	AST Clearbridge Dividend Growth Portfolio	A13
	AST Cohen & Steers Global Realty Portfolio	A19
	AST Cohen & Steers Realty Portfolio	A24
	AST Emerging Markets Equity Portfolio	A28
	AST Franklin 85/15 Diversified Allocation Portfolio	A62
	AST International Growth Portfolio	A74
	AST International Value Portfolio	A81
	AST J.P. Morgan International Equity Portfolio	A89
	AST Large-Cap Core Portfolio	A95
	AST Large-Cap Growth Portfolio	A105
	AST Large-Cap Value Portfolio	A112
	AST MFS Global Equity Portfolio	A120
	AST Mid-Cap Growth Portfolio.	A125
	AST Mid-Cap Value Portfolio	A133
	AST Prudential Flexible Multi-Strategy Portfolio	A141
	AST QMA International Core Equity Portfolio	A152
	AST Small-Cap Growth Portfolio	A157
	AST Small-Cap Value Portfolio	A167
	AST T. Rowe Price Diversified Real Growth Portfolio	A183
	AST T. Rowe Price Natural Resources Portfolio	A215
	AST Wellington Management Hedged Equity Portfolio	A221

Section B	Notes to Financial Statements
Section C	Report of Independent Registered Public Accounting Firm
Section D	Information about Board Members and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2022

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S.Cronin
President,
Advanced Series Trust	January 31, 2023

Market Overview — unaudited	Annual Report	December 31, 2022

Equity Market Overview

Across the majority of asset classes and regions, equities posted losses in 2022. Recession fears—spurred by the highest inflation in decades and aggressive central bank interest-rate hikes—were the main headwinds. Bond markets also suffered as yields spiked and the US Treasury yield curve inverted. However, commodities gained as oil and gas prices benefited from supply-chain woes following the onset of Russia’s invasion of Ukraine.

Equities end the year lower

US equity losses were widespread, as the large-cap S&P 500 Index fell 18.10%, the broad-based Russell 3000 Index declined 19.21%, and the tech-heavy Nasdaq Composite Index plummeted 33.10% during the year. Internationally, the MSCI ACWI Ex-US Index, a gauge of stock performance in developed and emerging markets outside the US, slid 15.57%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

Central bank activity dominates market sentiments

The US equity market suffered its worst year since 2008 as the US Federal Reserve (the Fed) aggressively tightened monetary policy in an attempt to lower inflation. The Fed raised its federal funds rate, which began the year at around 0%, seven times throughout 2022 to close the year in a range of 4.25% to 4.50%. The impact of higher rates punished the housing market, as housing starts and building permits declined, largely in response to rising mortgage rates. While inflation remained high for most of 2022, markets cheered by year-end as both the Consumer Price Index and the Personal Consumption Expenditures Price Index had slowed. During the same period, unemployment remained historically low.

Energy prices and the US dollar both posted gains for the year. Oil prices spiked in the first half of 2022, at one point rising above $100 per barrel for the first time since 2014. Supply concerns were exacerbated by Russia’s invasion of Ukraine and resulting sanctions against Russia. The US dollar benefited from rising rates, climbing 7.87% against a basket of developed market currencies.

US stocks swoon as inflation soars

Stocks started 2022 on solid ground, with the S&P 500 hitting a record high in January, but quickly retreated and spent the rest of the year in negative territory. Inflationary pressures reached multi-decade highs and the Fed began raising interest rates, sending markets lower. Geopolitical woes were heightened when Russia invaded Ukraine in February, creating new supply-chain issues. Economic data was disappointing, with US gross domestic product declining in both the first and second quarters.

As inflation increased and central banks worldwide hiked interest rates, equity markets briefly fell into bear market territory, defined as a drop of 20% or more from a recent high. Earnings expectations were revised downward as inflation began to crimp profit margins. Toward the end of 2022, equity markets began to slowly recover as inflation moderated.

Energy sector up, all other sectors down

In 2022, the top-performing sector in the S&P 500 Index was energy, rising 65.72% amid tight supply and rising demand. Other sectors posted negative returns, most significantly communication services (-39.89%) and consumer discretionary (-37.03%).

Tech darlings fall out of favor as value stocks lead

Recession fears drove large-cap technology equities sharply lower in 2022, as investors shifted away from the mega-cap tech stocks that they favored during the COVID-19 pandemic to more economically sensitive value stocks. Worries about slowing earnings growth led value stocks to significantly outperform growth stocks across market capitalizations.

During the year, the Russell 3000 Value Index declined 7.98%, significantly outperforming the Russell 3000 Growth Index, which fell 28.97%. The large-cap Russell 1000 Index fell 19.13%, the Russell Midcap Index slipped 17.32%, and the small-cap Russell 2000 Index dropped 20.44%.

Rising inflation and energy pressures sink international developed stocks

Central banks outside the US also tightened monetary policy in response to rising inflation, including the European Central Bank, which raised rates for the first time in more than 10 years. In addition to inflationary pressures, European markets faced energy-supply issues due to Russia’s invasion of Ukraine. A tax-cutting plan to shore up the economy in the United Kingdom backfired, causing a near collapse of the British pound sterling and requiring central bank intervention. In December, Japan jolted global financial markets when it loosened the tight limits it had been imposing on bond yields.

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, declined 14.45% during the year, and the MSCI Europe Index dropped 15.06%. The MSCI Japan Index dipped 16.65%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2022

Emerging market stocks suffer

A surging US dollar, spiking food and fuel prices, and Russia’s invasion of Ukraine hurt high-risk assets, including emerging market stocks, during 2022. The MSCI Emerging Markets Index declined 20.09%. While many emerging market countries began raising rates before their developed market counterparts, China—the world’s second-largest economy—was forced to trim key rates in response to slowing growth caused by its zero-COVID policy, and its lockdown measures were dropped by the end of the year. The MSCI China Index declined 21.93%.

Fixed Income Market Overview

In response to rampant inflation, central banks hiked interest rates aggressively in 2022, sending bond yields higher and prices significantly lower. Bonds failed to provide a safe haven for investors as carnage spread across most sectors, including government bonds, high yield issues, and emerging-market fixed income.

US Treasury yields increased dramatically during the year, sending the Bloomberg US Aggregate Bond Index lower by 13.01%—one of the worst years ever for US investment-grade fixed income. Bonds issued by the US government and indexed to inflation, or TIPS, declined 11.85%. High yield bonds (i.e., debt rated below investment grade) as measured by the Bloomberg US Corporate High Yield Index, fell 11.19%, outperforming their investment-grade counterparts. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, declined 17.78%. (All returns cited are in US dollars unless stated otherwise.)

Central banks shift gears to fight record-high inflation

Across most of the world, inflationary pressures intensified in 2022, leading central banks to begin tightening monetary policy after injecting aggressive stimulus into their economies in 2020 and 2021. Consumer prices, particularly food and fuel, spiked and remained elevated throughout the year, as inflation rose to a 40-year high in many countries.

The US Federal Reserve raised the federal funds rate seven times in 2022. The rate began the year at around 0% and ended it in a range between 4.25% and 4.50%. While the Bank of England began raising rates in late 2021, the European Central Bank held steadfast until July 2022, when it raised rates for the first time in 11 years. Even Japan, which had kept interest rates below zero since 2016, altered its bond policy in December 2022, allowing 10-year yields to rise.

Labor markets remain robust despite slowing economic growth

Economic growth was uneven during 2022. US gross domestic product declined in the first and second quarters. While growth resumed in the third quarter, it was boosted by the largest rise in real net exports in over 40 years, which many economists do not consider sustainable. However, the labor market remained shielded, as unemployment remained low and hourly earnings steadily increased.

Commodities gain

Crude oil prices rocketed above $100 per barrel following the onset of Russia’s invasion of Ukraine in February. However, gains were muted by year-end as recession fears increased. Further impacting energy prices was the decision by the Organization of the Petroleum Exporting Countries and its major allies to cut oil production in the fall, as well as efforts to cap the price of Russian oil.

Falling bond prices lead to yield curve inversion

Longer-term US Treasuries were one of the worst-performing sectors of the bond market in 2022, as the Bloomberg US 10+ Year Corporate Index dropped 25.62%, significantly underperforming its 1-5 year counterpart, which fell 5.56%.

The impact of rising rates sent bond prices lower across the spectrum. However, the negative impact was particularly strong for longer-dated debt, resulting in an inversion in Treasury yields. The 10-year US Treasury yield began the year at 1.51% and spiked over 4% before ending the year at 3.88%. Meanwhile, the shorter-dated 2-year Treasury note traded at around 4.42% at year-end. Yield inversion—when the yield on a shorter-term bond is higher than a longer-term bond—has been a historical harbinger of a recession.

Rising dollar pressures emerging market bonds

Emerging-market central banks began tightening monetary policy in early 2021, nearly a full year before the Fed, in their battle against surging food and fuel costs. However, Russia’s invasion of Ukraine increased pricing pressures further, and the surging US dollar—which had one of its best performances in years—threatened many emerging economies by making foreign debt payments more difficult.

AST American Funds Growth Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	-19.08%	6.17%
Blended Index	-15.79	5.80
S&P 500 Index	-18.10	10.22

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 04/30/2018. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST American Funds Growth Allocation Portfolio returned -19.08%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

During calendar-year 2022 (the reporting period), global stocks fell sharply, pressured by rising interest rates, slowing economic growth, extreme inflationary pressures, Russia’s invasion of Ukraine, China’s economic slowdown, a stronger US dollar, and a myriad of other macroeconomic and geopolitical considerations.

Volatility returned to the equity markets to start the reporting period, as investors grew nervous over Russia’s invasion of Ukraine, mounting inflation, a spike in commodity prices, and an aggressive policy stance by the US Federal Reserve (the Fed) and other international central banks. Slowing global economic growth and fears of recession further weighed on markets, accelerating an equity market sell-off and pushing the US into a bear market (a 20% decline in the S&P 500 Index). Consumer confidence fell to a nine-year low. The second half of the reporting period began with a market rotation into growth-oriented stocks—a reversal of the value rotation that had begun in the fourth quarter of 2021. However, the Fed’s increasingly hawkish tone then reset investor expectations, sending markets lower and investors quickly rotating back into value stocks, as well as into dividend-oriented equities, commodities, and stocks that were perceived as defensive.

Globally, stocks rallied into the end of the reporting period as inflation appeared to be easing, although major market indexes still ended the reporting period in double-digit negative territory. For the reporting period, value-oriented and dividend-paying securities strongly outpaced their growth-oriented counterparts. Within the MSCI ACWI (GD) Index, energy was the only positive-returning sector, up 33.1%, followed by utilities and consumer staples, which were down 4.7% and 6.6%, respectively. Communication services, consumer discretionary, and technology were each down more than 30% for the reporting period.

The reporting period was also very challenging for fixed income markets, as bonds plummeted in the face of soaring inflation and aggressive central bank moves. The Fed raised the targeted federal funds rate by 425 basis points from near zero during the reporting period to counter the highest inflation since the 1980s. (A basis point is 1/100th of a percentage point.) US Treasury yields rose across the curve, which ended the reporting period inverted as shorter-term bonds sold off sharply. The European Central Bank, Bank of England, and Bank of Japan also each aggressively raised interest rates, which, coupled with the generally strengthening US dollar, weighed on bond markets across the globe. Corporate credit, both investment grade and high yield, and Treasury inflation-protected securities (TIPS) fared better than the broader market, but most bond sectors ended the reporting period in negative territory.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio is comprised of five underlying American Funds and American Funds Insurance Series (AFIS) funds (the underlying funds). The underlying funds provide an appropriate balance between growth and income and offer flexibility in adapting to different market conditions.

The Portfolio’s results generally reflected the results of the underlying funds within its fund-of-funds structure. During the reporting period, stock selection in the communication services, energy, information technology, and financials sectors was negative across most of the underlying funds. In some of the underlying funds, less relative exposure to consumer staples and greater exposure to communication services and consumer discretionary also weighed on results. Conversely, in some underlying funds, stock selection was positive across the consumer discretionary, materials, and real estate sectors, while

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST American Funds Growth Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

less exposure to information technology and greater exposure to materials also added to results. The fixed income portion of the Portfolio outperformed the Bloomberg US Aggregate Bond Index. On a relative basis, the Portfolio benefited from shorter-duration positioning as interest rates rose during the reporting period. (Duration is a measure of a bond portfolio or debt security’s price sensitivity to interest rate changes over time.) Out-of-benchmark index allocations to high yield corporate bonds and TIPS aided results, as these assets outpaced the broader fixed income market.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST American Funds Growth Allocation (As of 12/31/2022)

Top Holdings	Asset Class	% of Net Assets
American Funds Insurance Series - Asset Allocation Fund (Class 1)	Dynamic Allocation	24.9%
American Funds Insurance Series - Growth-Income Fund (Class 1)	Blend Broad Market	20.0%
New Perspective Fund (Class R6)	Growth Broad Market	19.9%
Bond Fund of America (The) (Class R6)	Aggregate Bond	19.9%
American Funds Insurance Series - Growth Fund (Class 1)	Growth Broad Market	15.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST BlackRock 60/40 Target Allocation ETF Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	-15.51%	6.82%
Blended Index	-16.03	6.80
S&P 500 Index	-18.10	13.17

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST BlackRock 60/40 Target Allocation ETF Portfolio returned -15.51%. The Portfolio outperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Market conditions were challenging in calendar-year 2022 (the reporting period), as continued inflation pressures led to faster-than-expected Federal Reserve (the Fed) tightening, which in turn spurred fears of a tightening-induced recession. These dynamics posed headwinds for both equity and fixed income markets, with almost all asset classes delivering negative returns in the reporting period. However, certain inflation-sensitive asset classes, such as commodities and energy-sector equities, performed well given the inflationary environment. Within equities, in the early part of the reporting period, the strength of the US dollar was a headwind for the performance of both non-US developed markets equities as well as emerging markets equities relative to US equities. In November and December 2022, some US-dollar softness boosted the performance of non-US developed markets equities, and they ended the reporting period outperforming US equities, which in turn outperformed emerging markets equities. Within fixed income, the ongoing increase in interest rates led longer-duration bonds to underperform shorter-duration bonds. (Duration is a measure of a bond portfolio or debt security’s price sensitivity to interest rate changes over time.)

What strategies or holdings affected the Portfolio’s performance?*

In these volatile markets, the Portfolio declined just over 15% (gross) during the reporting period, outperforming its benchmark index. The largest drivers of relative outperformance were tactical positions in inflation-sensitive securities, namely allocations to a commodities ETF and to an energy-sector equity ETF. BlackRock Financial Management trimmed the Portfolio’s gains in these positions during the reporting period, and the Portfolio no longer held the energy-sector equity ETF at the end of the reporting period. The Portfolio’s largest detractor on an absolute and relative basis was its exposure to equities, in which it was overweight versus the index, early in the reporting period. Over the course of the reporting period, BlackRock decreased the equity overweight and ended the reporting period neutral relative to the index. Within equities, the Portfolio benefited from an underweight to emerging markets equities relative to US equities. In an effort to reduce active risk, BlackRock trimmed the Portfolio’s overweight versus the index to US equities. In addition, the Portfolio benefited during the reporting period from a relative overweight to certain factor exposures, namely value and minimum volatility. Within fixed income, an overweight to longer-duration US Treasuries detracted from performance as the Fed continued to raise US interest rates.

Given the challenging market environment, BlackRock sought to reduce risk in the Portfolio during the reporting period, reducing active positions relative to the index to create the flexibility to be nimble later. These proactive moves generally served the Portfolio well during the reporting period. In addition, within equities, BlackRock took advantage of attractive opportunities to selectively add to the Portfolio’s sector and factor exposures. Within fixed income, the increase in yields uncovered new investment opportunities, namely in shorter-term credit and mortgage-backed securities.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST BlackRock 60/40 Target Allocation ETF Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST BlackRock 60/40 Target Allocation ETF (As of 12/31/2022)

Ten Largest Holdings	Asset Class	% of Net Assets
iShares Core S&P 500 ETF	Exchange-Traded Funds	25.9%
iShares Core Total USD Bond Market ETF	Exchange-Traded Funds	21.8%
iShares ESG Aware MSCI USA ETF	Exchange-Traded Funds	11.3%
iShares MSCI EAFE Value ETF	Exchange-Traded Funds	7.0%
iShares MBS ETF	Exchange-Traded Funds	6.0%
iShares MSCI EAFE Growth ETF	Exchange-Traded Funds	4.8%
iShares MSCI Emerging Markets Min Vol Factor ETF	Exchange-Traded Funds	4.5%
iShares U.S. Treasury Bond ETF	Exchange-Traded Funds	3.5%
iShares 0-5 Year High Yield Corporate Bond ETF	Exchange-Traded Funds	3.0%
iShares 10-20 Year Treasury Bond ETF	Exchange-Traded Funds	2.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST BlackRock 80/20 Target Allocation ETF Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	-15.73%	9.36%
Blended Index	-17.18	8.83
S&P 500 Index	-18.10	13.17

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST BlackRock 80/20 Target Allocation ETF Portfolio returned -15.73%. The Portfolio outperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Market conditions were challenging in calendar-year 2022 (the reporting period), as continued inflation pressures led to faster-than-expected Federal Reserve (the Fed) tightening, which in turn spurred fears of a tightening-induced recession. These dynamics posed headwinds for both equity and fixed income markets, with almost all asset classes delivering negative returns in the reporting period. However, certain inflation-sensitive asset classes, such as commodities and energy-sector equities, performed well given the inflationary environment. Within equities, in the early part of the reporting period, the strength of the US dollar was a headwind for the performance of both non-US developed markets equities as well as emerging markets equities relative to US equities. In November and December 2022, some US-dollar softness boosted the performance of non-US developed markets equities, and they ended the reporting period outperforming US equities, which in turn outperformed emerging markets equities. Within fixed income, the ongoing increase in interest rates led longer-duration bonds to underperform shorter-duration bonds. (Duration is a measure of a bond portfolio or debt security’s price sensitivity to interest rate changes over time.)

What strategies or holdings affected the Portfolio’s performance?*

In these volatile markets, the Portfolio declined 15.26% (gross) during the reporting period. The largest drivers of relative outperformance were tactical positions in inflation-sensitive securities, namely allocations to a commodities ETF and to an energy-sector equity ETF. BlackRock Financial Management trimmed the Portfolio’s gains in these positions during the reporting period, and the Portfolio no longer held the energy-sector equity ETF at the end of the reporting period. The Portfolio’s largest detractor on an absolute and relative basis was its exposure to equities, in which it was overweight versus the index, early in the reporting period. Over the course of the reporting period, BlackRock decreased the equity overweight and ended the reporting period neutral relative to the index. Within equities, the Portfolio benefited from an underweight to emerging markets equities relative to US equities. In an effort to reduce active risk, BlackRock trimmed the Portfolio’s overweight versus the index to US equities. In addition, the Portfolio benefited during the reporting period from a relative overweight to certain factor exposures, namely value and minimum volatility. Within fixed income, an overweight to longer-duration US Treasuries detracted from performance as the Fed continued to raise US interest rates.

Given the challenging market environment, BlackRock sought to reduce risk in the Portfolio during the reporting period, reducing active positions relative to the index to create the flexibility to be nimble later. These proactive moves generally served the Portfolio well during the reporting period. In addition, within equities, BlackRock took advantage of attractive opportunities to selectively add to the Portfolio’s sector and factor exposures. Within fixed income, the increase in yields uncovered new investment opportunities, namely in shorter-term credit and mortgage-backed securities.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST BlackRock 80/20 Target Allocation ETF Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST BlackRock 80/20 Target Allocation ETF (As of 12/31/2022)

Ten Largest Holdings	Asset Class	% of Net Assets
iShares Core S&P 500 ETF	Exchange-Traded Funds	33.3%
iShares ESG Aware MSCI USA ETF	Exchange-Traded Funds	16.1%
iShares Core Total USD Bond Market ETF	Exchange-Traded Funds	10.0%
iShares MSCI EAFE Value ETF	Exchange-Traded Funds	9.7%
iShares MSCI EAFE Growth ETF	Exchange-Traded Funds	6.3%
iShares MSCI Emerging Markets Min Vol Factor ETF	Exchange-Traded Funds	6.0%
iShares MBS ETF	Exchange-Traded Funds	3.0%
iShares MSCI USA Momentum Factor ETF	Exchange-Traded Funds	2.5%
iShares MSCI USA Min Vol Factor ETF	Exchange-Traded Funds	2.5%
iShares 10-20 Year Treasury Bond ETF	Exchange-Traded Funds	2.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST ClearBridge Dividend Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	-7.55%	8.86%	10.59%
S&P 500 Index	-18.10	9.42	12.05

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 02/25/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST ClearBridge Dividend Growth Portfolio returned -7.55%. The Portfolio outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

In late 2021, rising inflation had prompted the US Federal Reserve (the Fed) to take on a more hawkish stance, accelerating the tapering of its asset purchases and increasing interest rate hike projections. (Hawkish tends to suggest higher interest rates, as opposed to dovish.) This drove equities, in particular higher-growth companies, to sell off entering calendar-year 2022 (the reporting period).

Russia’s invasion of Ukraine in February 2022 further disrupted global supply chains and reduced global commodity reserves due to the sanctions levied on Russia, the world’s 11th-largest economy. The conflict increased the probability of a recession in Europe, which investors feared could spread to other developed economies. Oil and gas prices spiked, lifting the energy sector and contributing to further inflation.

The second quarter of 2022 brought more inflation, prompting central banks to take more hawkish stances. Fed interest rate hikes jarred financial markets, significantly compressing equity multiples, or price/earnings ratios. Defensive sectors led the market, along with the energy sector, while mega-cap growth stocks sold off. Concerns over companies’ abilities to maintain then-current profit margins increased, as did the probability of a “hard landing” for the economy. (A hard landing refers to a marked economic slowdown or downturn following a period of rapid growth.)

A bear market rally followed in July 2022, with investors bidding up growth stocks in particular in the hopes that a policy-engineered recession would spur a reversal in Fed policy. (A bear market rally refers to a sharp, short-term rebound in share prices amid a longer-term stock market decline.) Such hopes were dashed in August 2022 when candid statements by Fed Chairman Jerome Powell signaled the Fed’s intent to continue raising interest rates beyond previous targets, regardless of the economic consequences. Higher bond yields helped strengthen the US dollar, reducing overseas revenues for multinational companies.

Emerging evidence of a slowing economy, which might have prompted an early Fed pivot from its tightening regime, along with some better-than-expected earnings, helped equities to rebound in the fourth quarter of 2022. After edging up above 4%, the 10-year US Treasury yield ended the reporting period at 3.88%, up more than 200 basis points for the year, as the Fed signaled a higher-for-longer future for interest rates and a recession became the base case for 2023. (A basis point is 1/100th of a percentage point.)

What strategies or holdings affected the Portfolio’s performance?*

There was no place to hide during the reporting period, as most asset classes declined significantly. The Portfolio also declined, but far less so than the broader index averages. Indeed, while the S&P 500 Index was down 18.10% in the reporting period, the Portfolio was down less than half as much.

While it was a challenging year for the capital markets, it highlighted many of the strengths of ClearBridge’s active management of dividend equities. Strategy outperformance for the year was driven by the following positioning decisions reflective of ClearBridge’s conservative and disciplined approach to investing: stock selection in and underweight allocations to the three worst-performing sectors in the S&P 500 Index—consumer discretionary, communication services, and information technology—where higher-multiple, more crowded names were de-emphasized; the Portfolio’s defense holdings Raytheon Technologies

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST ClearBridge Dividend Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Corp. and Northrop Grumman Corp., newly valued in a world of elevated geopolitical risk; the Portfolio’s insurance holdings, such as The Travelers Cos. Inc., MetLife Inc., and American International Group, Inc., which rose on a strong insurance pricing cycle along with higher interest rates; and an overweight to energy, in particular natural-gas-focused companies like The Williams Companies Inc. and Chesapeake Energy Corp. At the same time, within energy, ClearBridge sought relatively less-direct commodity exposure, so this was a detractor in a year when exploration and production (E&P) companies led the sector as well as the broad market.

ClearBridge sought to take advantage of the reporting period’s sell-off to initiate several new positions, such as natural gas E&Ps Chesapeake Energy Corp. and EQT Corp. as well as copper producer Freeport-McMoRan Inc., companies providing critical materials to displace oil and coal and enable electrification, respectively. ClearBridge also found what it viewed as attractive entry points in enterprise software company SAP SE, a major player in the cloud transition, and General Motors Co., which reinstated its dividend and was poised to launch several new electric vehicles in 2023. Late in the reporting period, challenging valuations, combined with rising headwinds, led ClearBridge to concentrate and consolidate the Portfolio in its highest-confidence names. The Portfolio exited its positions in animal health care company Zoetis Inc., regional bank US Bancorp, and alternative asset manager Blackstone Inc.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST ClearBridge Dividend Growth (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	4.4%
Raytheon Technologies Corp.	Aerospace & Defense	3.6%
Apple, Inc.	Technology Hardware, Storage & Peripherals	3.6%
Williams Cos., Inc. (The)	Oil, Gas & Consumable Fuels	3.1%
Merck & Co., Inc.	Pharmaceuticals	3.0%
Apollo Global Management, Inc.	Diversified Financial Services	3.0%
Linde PLC (United Kingdom)	Chemicals	3.0%
Johnson & Johnson	Pharmaceuticals	2.9%
Becton, Dickinson & Co.	Health Care Equipment & Supplies	2.8%
Enbridge, Inc. (Canada)	Oil, Gas & Consumable Fuels	2.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Cohen & Steers Global Realty Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-25.43%	1.83%	3.82%
FTSE EPRA/NAREIT Developed Real Estate Net Index	-25.09	-0.23	2.99

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Cohen & Steers Global Realty Portfolio returned -25.43%. The Portfolio underperformed the FTSE EPRA/NAREIT Developed Real Estate Net Index.

What were the market conditions during the reporting period?

Global real estate securities declined in calendar-year 2022 (the reporting period), along with financial assets broadly. Economies slowed worldwide, inflation climbed to a 40-year high (before easing in the fourth quarter) amid lingering supply-chain issues, and Russia’s invasion of Ukraine led to heightened economic uncertainty and a pronounced increase in food and energy prices.

Bond yields rose meaningfully in what some have called one of the worst bond bear markets on record. In an effort to reduce demand to check high inflation, the US Federal Reserve (the Fed) aggressively raised its benchmark lending rate. The Fed also shifted from a policy of quantitative easing to quantitative tightening.

The sharp increases in interest rates were particularly unsettling for real estate investment trusts (REITs), which underwent a valuation reset, even though real estate had not been an area of the economy that had seen significant speculation or aggressive leverage or lending.

In the US, with the exception of office buildings, where questions remained about long-term demand coming out of the work-from home environment brought on by the COVID-19 pandemic, underlying real estate fundamentals appeared to have little bearing on sector performance in the reporting period. Fundamentals for most property types remained healthy, with rising demand and limited new supply (as indicated by data around high occupancy rates) allowing landlords to raise rents. At the end of the reporting period, a deceleration in REIT earnings was anticipated with expectations of a recession, but cash flows were nevertheless expected to be resilient in 2023, particularly compared to other asset classes.

Compared with the US, performance in Europe trailed as that region contended with the Russia-Ukraine war and the risk to growth, especially as the costs associated with an energy transition away from Russian supplies are likely to be inflationary. Nevertheless, real estate demand generally remained healthy, and companies maintained (if not raised) full-year earnings guidance. France and the Netherlands were among the top-performing markets, led by retail companies with higher-quality assets, as tenant fundamentals continued to improve. Spain was partially cushioned by the upswing in inbound holiday travelers and the country’s lower reliance on Russian energy imports. The United Kingdom (the UK) contended with the rising cost of living, exacerbated by the lingering effects of Brexit, with reduced investment and exports impacting the economy. Sweden and Germany struggled in an environment of rising rates and higher funding costs. Residential landlords suffered meaningful declines despite an operationally strong apartment market.

The Asia Pacific region outperformed, benefiting from reopenings and relatively less inflation pressure. Cohen & Steers also attributes the region’s outperformance during the reporting period to value-based gains following the previous reporting period’s underperformance. In Singapore, business activity returned to normal with April’s relaxation of most social-distancing measures. Hong Kong’s new COVID-19 infection rates stabilized, allowing for a material relaxation of lockdown and social-distancing measures. In Australia, growth and rate-sensitive names came under pressure, given rising bond yields, while retail-oriented property types fared best.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Cohen & Steers Global Realty Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

While the Portfolio had a negative total return for the reporting period, it performed in line with its benchmark. Stock selection in the US was the largest positive contributor to relative performance. Top contributors included overweight positions in self-storage company Public Storage and net lease property owner Realty Income Corp., which outperformed amid their well-defined growth prospects. Security selection and an overweight in Hong Kong also aided relative performance, including an out-of-benchmark position in Macau-based gaming company Sands China Ltd., which rose sharply on expectations of increased travel in Greater China. Stock selection in Sweden also aided relative returns, as the Portfolio avoided some of the more levered companies in that market.

Security selection in Australia was the primary detractor from relative performance during the reporting period, including an out-of-benchmark position in fund manager Charter Hall Group, which was pressured by rising interest rates. Stock selection and an overweight allocation in the UK also detracted, including overweight positions in certain industrial landlords. An underweight in Switzerland further hindered relative performance; despite what Cohen & Steers considered to be unattractive valuations, the country was seen as a safe haven in the volatile market.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Cohen & Steers Global Realty (As of 12/31/2022)

Ten Largest Holdings	Real Estate Sectors	Country	% of Net Assets
Prologis, Inc.	Industrial REITs	United States	7.5%
Welltower, Inc.	Health Care REITs	United States	4.8%
Digital Realty Trust, Inc.	Specialized REITs	United States	4.4%
Realty Income Corp.	Retail REITs	United States	4.4%
Simon Property Group, Inc.	Retail REITs	United States	4.3%
Invitation Homes, Inc.	Residential REITs	United States	4.2%
Public Storage	Specialized REITs	United States	4.1%
Equinix, Inc.	Specialized REITs	United States	2.7%
Mid-America Apartment Communities, Inc.	Residential REITs	United States	2.7%
Sun Communities, Inc.	Residential REITs	United States	2.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Cohen & Steers Realty Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-25.36%	5.30%	7.39%
FTSE NAREIT All Equity REITs Index	-24.95	4.43	7.10

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Cohen & Steers Realty Portfolio returned -25.36%. The Portfolio underperformed the FTSE NARIET All Equity REITs Index.

What were the market conditions during the reporting period?

US real estate securities declined in calendar-year 2022 (the reporting period), along with financial assets broadly. The US economy slowed, inflation climbed to a 40-year high (before easing in the fourth quarter) amid lingering supply-chain issues, and Russia’s invasion of Ukraine led to heightened economic uncertainty and a pronounced increase in food and energy prices.

Bond yields rose meaningfully in what some have called one of the worst bond bear markets on record. In an effort to reduce demand to check high inflation, the US Federal Reserve (the Fed) aggressively raised its benchmark lending rate. The Fed also shifted from a policy of quantitative easing to quantitative tightening.

The sharp increases in interest rates were particularly unsettling for real estate investment trusts (REITs), which underwent a valuation reset, even though real estate had not been an area of the economy that had seen significant speculation or aggressive leverage or lending. With the exception of office buildings, where questions remained about long-term demand coming out of the work-from home environment brought on by the COVID-19 pandemic, underlying real estate fundamentals appeared to have little bearing on sector performance in the reporting period. Fundamentals for most property types remained healthy, with rising demand and limited new supply (as indicated by data around high occupancy rates) allowing landlords to raise rents. At the end of the reporting period, a deceleration in REIT earnings was anticipated with expectations of a recession, but cash flows were nevertheless expected to be resilient in 2023, particularly compared to other asset classes.

What strategies or holdings affected the Portfolio’s performance?*

Security selection among industrial REITs contributed positively to the Portfolio’s relative performance during the reporting period. This included the timing of allocations to Prologis Inc. and an overweight in Americold Realty Trust Inc.; the latter benefited from rising occupancies and reduced labor pressures. An underweight and stock selection in infrastructure also aided relative performance, due largely to an overweight in American Tower Corp., which outperformed its peers. Stock selection in self-storage further aided relative performance due to an overweight in Public Storage, which held up better than its peers.

Detractors from relative performance during the reporting period included an overweight in the diversified sector, due partly to an overweight in Jones Lang LaSalle Inc., which has considerable exposure to the office sector. The Portfolio’s underweight and selection in the specialty sector also detracted, including the timing of allocations in gaming net lease company VICI Properties Inc. The Portfolio no longer held this position at the end of the reporting period. Further hindering relative performance was the Portfolio’s stock selection in data centers, which were wrapped up in the broader technology sector’s sell-off and hampered by rising energy costs. However, this negative was partially offset by a favorable underweight allocation in the sector.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Cohen & Steers Realty Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Cohen & Steers Realty (As of 12/31/2022)

Ten Largest Holdings	Real Estate Sectors	% of Net Assets
Prologis, Inc.	Industrial REITs	9.9%
Welltower, Inc.	Health Care REITs	7.2%
American Tower Corp.	Specialized REITs	6.9%
Public Storage	Specialized REITs	6.6%
Digital Realty Trust, Inc.	Specialized REITs	6.5%
Simon Property Group, Inc.	Retail REITs	6.3%
Realty Income Corp.	Retail REITs	5.3%
Invitation Homes, Inc.	Residential REITs	4.9%
Crown Castle, Inc.	Specialized REITs	4.1%
Equinix, Inc.	Specialized REITs	3.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Emerging Markets Equity Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-21.71%	-4.48%	-1.07%
MSCI Emerging Markets Index® (GD)	-19.74	-1.03	1.81

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Emerging Markets Equity Portfolio returned -21.71%. The Portfolio underperformed the MSCI Emerging Markets Index (GD).

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine, China’s “zero-COVID” policy, soaring energy prices, and rising fears of recession. In all, the reporting period was historically challenging for both global equities and fixed income.

Global equity markets were under pressure for most of the reporting period. International developed equities declined 14.01%, as measured by the MSCI EAFE (GD) Index. It was especially difficult for growth stocks, with the MSCI EAFE Growth (GD) Index tumbling 22.69% as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. Emerging market equities struggled as well, with the MSCI Emerging Markets (GD) Index falling 19.74% during the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

Security selection had the largest negative impact on the Portfolio’s relative results in the reporting period, as all three subadvisors (AQR, JPMIM, and Martin Currie) held stocks in technology industries such as semiconductors, computers, and electronics, which declined following several prior years of strong performance. These industries underperformed in the reporting period as interest rates rose and investors started to discount future earnings growth accordingly. These holdings were in line with the subadvisors’ historical positioning. Additionally, all three subadvisors had minor positions in companies in Russia or were leveraged to revenue from Russia and/or Ukraine, many of which lost all value or declined drastically following Russia’s invasion of Ukraine. Despite the negative aggregate security selection, AQR’s holdings in the healthcare and communication services sectors added to the Portfolio’s relative performance. Furthermore, security selection for all three subadvisors in commodity-driven countries, such as Brazil, was additive given the rise in global commodity prices in the reporting period. Meanwhile, selection in China was mixed and it neither added to nor detracted from the Portfolio’s relative performance during the reporting period.

Country allocation decisions further detracted from relative Portfolio returns, as all three subadvisors overweighted South Korea and Taiwan, which both have high-technology exposures. AQR had overexposures to both countries, while JPMIM was overweight to Taiwan and Martin Currie had an overweight to South Korea. Similarly, from a sector perspective, allocation decisions from all three subadvisors detracted from the Portfolio’s performance due to information technology overweights. However, JPMIM mitigated some of the negative performance by overweighting financials, which outperformed on a relative basis during the reporting period as interest rates began to rise.

Partially mitigating these detractors were risk exposures, which had a positive impact on the Portfolio’s performance during the reporting period. Both AQR and JPMIM had overexposures to value factors (low price-to-earnings securities) and underexposures to volatility factors, which enhanced relative returns. Given AQR’s process, which centers on finding stocks with a combination of value and momentum as well as limited volatility, and JPMIM’s

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Emerging Markets Equity Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

strategy of finding undervalued dividend-paying stocks and lower volatility, these exposures fell within the subadvisors’ historical characteristics. On the other hand, Martin Currie’s risk exposures detracted from the Portfolio’s returns, attributable to its exposures to earnings momentum stocks with higher valuations. Again, these exposures were in line with Martin Currie’s historical portfolio characteristics given its more growth-oriented style.

During the reporting period, AQR utilized liquid futures, forwards, and swaps contracts to gain country and currency exposure, which had a positive impact on the Portfolio’s returns. Neither Martin Currie nor JPMIM utilized derivatives during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Emerging Markets Equity (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	Country	% of Net Assets
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	South Korea	4.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	Taiwan	3.6%
Tencent Holdings Ltd.	Interactive Media & Services	China	3.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Semiconductors & Semiconductor Equipment	Taiwan	2.0%
Alibaba Group Holding Ltd.	Internet & Direct Marketing Retail	China	2.0%
Vanguard FTSE Emerging Markets ETF	Exchange-Traded Funds	United States	1.5%
Bank Rakyat Indonesia Persero Tbk PT	Banks	Indonesia	1.5%
iShares Core MSCI Emerging Markets ETF	Exchange-Traded Funds	United States	1.5%
China Construction Bank Corp. (Class H Stock)	Banks	China	1.3%
China Merchants Bank Co. Ltd. (Class H Stock)	Banks	China	1.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Franklin 85/15 Diversified Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	-19.68%	2.71%	4.31%
Blended Index	-16.38	5.45	6.53
S&P 500 Index	-18.10	9.42	10.02

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 11/24/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Franklin 85/15 Diversified Allocation Portfolio returned -19.68%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Global equities fell during calendar-year 2022 (the reporting period), ending it with the worst annual loss since the 2008 global financial crisis. Throughout the reporting period, markets were influenced by concerns about inflation, monetary policy tightening by many central banks, the Russia-Ukraine war, China’s COVID-19 policy, and slowing corporate profits. For the first time in more than a decade, value-style equities performed better than growth-style equities.

Pressured by high inflation, tightening monetary policy, and geopolitical instability, global equity markets declined in the first quarter of the reporting period. Rebounding consumer demand, alongside continued supply-chain disruptions, drove inflation to the highest levels in decades in many countries. Russia’s invasion of Ukraine and the subsequent sanctions on Russia further tested financial markets. Escalating geopolitical risks and monetary policy shifts combined to lift financial market volatility and suppress US equity values during the reporting period. It was the first losing quarter since the pandemic bear market of early 2020. The US Federal Reserve (the Fed) adopted a more hawkish policy stance and raised the federal funds target rate for the first time since 2018. (Hawkish tends to suggest higher interest rates, opposite of dovish.) The US Treasury (UST) yield curve, or spectrum of maturities, shifted substantially higher. Gold prices rose in the first quarter of 2022. Crude oil prices fluctuated widely day to day due to supply-and-demand concerns surrounding the war in Ukraine, a surge in COVID-19 cases in China, and other events.

During the second quarter of the reporting period, investor concerns about high inflation, tightening monetary policy, geopolitical instability, and slower global economic growth pressured global financial markets. Record-high inflation in multiple countries—driven by consumer demand and continued supply-chain disruptions—prompted many central banks to raise interest rates. The Fed tightened its monetary policy aggressively, and the market reflected a growing concern the Fed might push the country into a recession before price stability was restored. US equities weathered broad-based losses as investors sold riskier assets. The UST yield curve flattened as yields on very short-term US Treasuries rose more than yields on intermediate- and longer-term notes and bonds. Gold prices declined during the second quarter. Crude oil prices rose during much of the second quarter but pared gains as the Organization of the Petroleum Exporting Countries plus key oil-exporting allies raised output and US recession fears intensified.

Global equities rallied early in the third quarter of the reporting period before falling sharply during the latter half of the quarter, as investors worried that central bank policy tightening would weaken the global economy or lead to a recession. Inflationary pressures began to ease as the prices of many commodities declined. However, annual inflation rates remained near or at record highs in multiple regions. The US equity market rallied before Fed rate hikes and hawkish rhetoric caused optimism to vanish. Risk-off sentiment across asset classes and elevated trading volatility dominated the rest of the third quarter. Yields moved higher across the UST spectrum of maturities. The increases were most pronounced for shorter-term maturities, leaving the yield curve significantly inverted. (An inverted yield curve is one wherein shorter-term maturity yields are higher than longer-term maturity yields.) Gold prices declined despite persistent inflation. Crude oil futures prices receded significantly as escalating fears of a global economic slowdown and a stronger US dollar overshadowed concerns of tightness in oil supplies.

During the fourth quarter of the reporting period, global equities collectively advanced. However, as the reporting period wound down, investor concerns about slower global economic growth returned, driven by the aggressive rate hiking actions of many central banks during the reporting period, and global equities retreated. Following a solid rebound in October and November 2022 as inflation data improved, the US equity market pulled back broadly in

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Franklin 85/15 Diversified Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

December 2022, leaving major indexes with their strongest quarterly performance of the reporting period but their worst calendar-year performance since 2008. UST yields increased on the shorter and longer ends of the UST yield curve but fell slightly in the middle, increasing the yield curve inversion. Gold spot prices began to recover in November 2022 and rose substantially over the fourth quarter. US benchmark crude oil futures prices rose, while international benchmark Brent Crude futures fell.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio generated negative absolute returns for the reporting period, as all underlying equity and fixed income strategies posted negative absolute returns. The ClearBridge Large Cap Value fund was the best performer, while the ClearBridge Large Cap Growth and ClearBridge International Growth funds were weakest.

The Portfolio underperformed relative to its blended benchmark. The Western Asset Core Bond Plus fund was the largest detractor, as interest rates rose during the year. The ClearBridge Large Cap Growth and Franklin International Core Equity funds were the next largest detractors. The Portfolio’s liquidity sleeve and the ClearBridge Large Cap Value fund added value on a relative basis.

The Portfolio includes a liquidity sleeve, and S&P 500 futures were used to equitize the position. This sleeve is included in the equity portion of the Portfolio’s overall allocation, and it had a negative impact on absolute performance during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Franklin 85/15 Diversified Allocation (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
Western Asset Core Plus Bond	Core Bond	15.3%
Microsoft Corp.	Software	2.0%
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.5%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.0%
UnitedHealth Group, Inc.	Health Care Providers & Services	0.9%
Nestle SA	Food Products	0.9%
Visa, Inc. (Class A Stock)	IT Services	0.8%
Novo Nordisk A/S (Denmark) (Class B Stock)	Pharmaceuticals	0.8%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	0.7%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST International Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-28.68%	3.82%	6.19%
MSCI EAFE Index® (GD)	-14.01	2.03	5.16

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST International Growth Portfolio returned -28.68%. The Portfolio underperformed the MSCI EAFE Index (GD).

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine, China’s zero-COVID policy, soaring energy prices, and rising fears of recession. In all, the reporting period was historically challenging for both global equities and fixed income.

Equity markets were under pressure for most of the reporting period. International developed equities declined 14.01%, as measured by the MSCI EAFE (GD) Index. It was especially difficult for growth stocks, with the MSCI EAFE Growth (GD) Index tumbling 22.69% as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. Emerging market equities struggled as well, with the MSCI Emerging Markets (GD) Index falling 19.74% during the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

Risk exposures had the largest negative impact on the Portfolio’s relative performance during the reporting period, as large underexposures to value factors (defined as lower price-to-earnings and price-to-book ratios) as well overexposures to earnings momentum and volatility factors all sharply detracted from the Portfolio’s performance. This was in contrast to the three previous years when these exposures helped significantly. All of the Portfolio’s subadvisors (Jennison, Neuberger Berman, and William Blair) had underexposures to value factors, as this Portfolio is more focused on companies with strong earnings growth rates than on undervalued securities. Meanwhile, William Blair and Jennison had overexposures to earnings momentum factors. William Blair incorporates momentum as part of its process, while Jennison’s momentum exposure was more of a residual of its bottom-up stock selection process. To summarize, the market favored value overgrowth characteristics during the reporting period, as interest rates rose, and investors avoided the higher valuations associated with higher earnings growth rates.

Additionally, all three subadvisors were overweight information technology services and software stocks, which declined sharply. These are examples of high-growth stocks that are normally discounted once interest rates start to rise. Likewise, all of the subadvisors were underweight integrated oil and gas, as well as oil and gas exploration and production stocks. These stocks did especially well as oil and gas prices rose during the reporting period. Given that these industries are more capital intensive, they are normally not fast growers. As such, it was not surprising that these subadvisors were all underweight oil and gas-related industries. All industry weightings were within the subadvisors’ historical allocations.

From a country standpoint, all three subadvisors held Chinese securities during the reporting period, as these securities (especially the information technology stocks) had been some of the fastest-growing stocks in the world. China’s economy slowed in the reporting period due to its zero-COVID policy, and the Chinese market suffered accordingly. Thus, the subadvisors’ allocation to Chinese stocks hurt the Portfolio’s relative performance during the reporting period. On the other hand, some of this underperformance was mitigated by all of the subadvisors’ underweight to Japan, which has an aging population and slower growth rates. As a result, the subadvisors inherently tend to be underweight Japan given the Portfolio’s growth mandate. In the reporting period, Japan suffered as the Japanese yen declined versus the US dollar. Since the subadvisors were underweight Japan, the Portfolio benefited.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST International Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Finally, security selection overall detracted from the Portfolio’s performance in the reporting period. Specifically, all three subadvisors’ information technology (IT) and healthcare holdings detracted from the Portfolio’s performance. IT especially suffered as interest rates rose and many workers returned to the office. Meanwhile, some of the more growth-oriented biotechnology companies within the healthcare sector declined as growth rates and valuations came under investor scrutiny. Given the Portfolio’s growth mandate, the subadvisors faced headwinds because they favored companies in these faster-growing areas. Partially mitigating these detractors was all three subadvisors’ stock selection in the financial sector, which aided the Portfolio’s relative performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST International Growth (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	Country	% of Net Assets
AstraZeneca PLC	Pharmaceuticals	United Kingdom	2.9%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	2.5%
Novo Nordisk A/S (Class B Stock)	Pharmaceuticals	Denmark	2.5%
Compass Group PLC	Hotels, Restaurants & Leisure	United Kingdom	2.4%
ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	1.9%
Pernod Ricard SA	Beverages	France	1.6%
L’Oreal SA	Personal Products	France	1.5%
Keyence Corp.	Electronic Equipment, Instruments & Components	Japan	1.4%
ICON PLC	Life Sciences Tools & Services	United States	1.4%
iShares MSCI EAFE Growth ETF	Exchange-Traded Funds	United States	1.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST International Value Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-10.10%	-0.65%	3.00%
MSCI EAFE Index® (GD)	-14.01	2.03	5.16

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST International Value Portfolio returned -10.10%. The Portfolio outperformed the MSCI EAFE Index (GD).

What were market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine, China’s zero-COVID policy, soaring energy prices, and rising fears of recession. In all, the reporting period was historically challenging for both global equities and fixed income.

Equity markets were under pressure for most of the reporting period. International developed equities declined 14.01%, as measured by the MSCI EAFE (GD) Index. It was especially difficult for growth stocks, with the MSCI EAFE Growth (GD) Index tumbling 22.69% as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. Emerging market equities struggled as well, with the MSCI Emerging Markets (GD) Index falling 19.74% during the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio outperformed its benchmark index during the reporting period. Strong relative results were driven by positive stock selection effects as well as effective allocation decisions. Regional exposures detracted from the Portfolio’s performance due to an overweight exposure to North America and a small allocation to emerging markets.

The Portfolio allocates assets and net flows between two underlying sleeves: 63% to LSV Asset Management (LSV), a deep-value manager that seeks lower-valued stocks with a catalyst for improvement; and 34% to Lazard Asset Management LLC (Lazard), which has a more flexible value approach and outperforms when higher-quality names with durable profits are favored; and 3% to exchange-traded fund investments to allow for cash management and enhance the overall liquidity of the Portfolio during stressed/volatile market environments.

Versus the index, security selection across seven of the index’s 11 sectors contributed positively to the Portfolio’s performance during the reporting period. Standouts included gains in the industrials, information technology, and consumer discretionary sectors. Regarding allocation effects, an underweight to the index’s worst-performing sector, information technology, combined with an overweight to energy, the index’s best-performing sector, was also beneficial to the Portfolio’s results. From a style perspective, the Portfolio was tilted toward value and yield and less toward growth, smaller size, and higher beta factors, which was rewarded during the reporting period.

The LSV and Lazard sleeves both outpaced the Portfolio’s index during the reporting period, as markets rewarded their value-driven approaches.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST International Value Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST International Value (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	Country	% of Net Assets
Roche Holding AG	Pharmaceuticals	United States	1.9%
iShares MSCI EAFE Value ETF	Exchange-Traded Funds	United States	1.8%
Novartis AG	Pharmaceuticals	Switzerland	1.6%
Shell PLC	Oil, Gas & Consumable Fuels	Netherlands	1.5%
Total Energies SE	Oil, Gas & Consumable Fuels	France	1.3%
UBS Group AG	Capital Markets	Switzerland	1.2%
Anglo American PLC	Metals & Mining	South Africa	1.0%
GSK PLC	Pharmaceuticals	United States	1.0%
Nordea Bank Abp	Banks	Finland	1.0%
Sumitomo Mitsui Financial Group, Inc.	Banks	Japan	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST J.P. Morgan International Equity Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-20.33%	0.99%	3.84%
MSCI EAFE Index® (GD)	-14.01	2.03	5.16

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST J.P. Morgan International Equity Portfolio returned -20.33%. The Portfolio underperformed the MSCI EAFE Index (GD).

What were the market conditions during the reporting period?

The story for the global economy in calendar-year 2022 (the reporting period) was largely about battling record-high inflation. Even though data near the end of the reporting period suggested inflation was receding, the aggressive monetary policy response from central banks had a significant impact on economic growth. While global profits expanded modestly in the reporting period, cracks were starting to appear. As such, active management and thorough fundamental research were paramount, and quality of both management and balance sheets mattered a great deal in a more difficult environment.

The reporting period was an especially tough year for investors, with Russia’s invasion of Ukraine challenging global energy supply, central banks pivoting aggressively to combat high inflation, and fading-yet-still-widespread effects of the global COVID-19 pandemic impacting consumers, businesses, and supply chains. These factors resulted in heightened volatility and a painful sell-off in financial assets. At the end of the reporting period, risks for economic growth in 2023 appeared to be high, but they were also better reflected in equity valuations. Indeed, in the latest release of J.P. Morgan Asset Management’s 2023 Long Term Capital Market assumptions, the long-term return expectations for global equities were at some of their highest levels in a decade. J.P. Morgan believed equity markets could have been at an attractive entry point to the long-term investor at the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

Stock selection in industrials and consumer discretionary were the largest detractors from the Portfolio’s performance during the reporting period. Within industrials, NIDEC Corp., a Japan-based electric motor company, was the largest detractor. Within consumer discretionary, Persimmon plc, a United Kingdom-based home building company, and Sony Group Corp., a Japan-based multimedia and gaming company, hurt relative returns. By region, stock selection in Japan and the UK detracted from the Portfolio’s performance.

Stock selection in materials and utilities were the largest positive contributors to the Portfolio’s performance during the reporting period. Within materials, BHP Group Ltd., an Anglo-Australian mining company, was the largest positive contributor. Within utilities, RWE AG, a Germany-based energy company, and Iberdrola SA, a Spain-based electric utility company, performed well. By region, stock selection in continental Europe was the sole positive contributor to the Portfolio’s performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST J.P. Morgan International Equity Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST J.P. Morgan International Equity (As of 12/31/2022)

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Nestle SA	Food Products	United States	3.9%
Shell PLC	Oil, Gas & Consumable Fuels	Netherlands	3.4%
TotalEnergies SE	Oil, Gas & Consumable Fuels	France	3.1%
Roche Holding AG	Pharmaceuticals	United States	3.0%
AstraZeneca PLC	Pharmaceuticals	United Kingdom	2.8%
Novo Nordisk A/S (Class B Stock)	Pharmaceuticals	Denmark	2.6%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	2.3%
ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	2.2%
DBS Group Holdings Ltd.	Banks	Singapore	2.2%
Diageo PLC	Beverages	United Kingdom	2.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Large-Cap Core Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	-16.99%	6.51%	10.16%
S&P 500 Index	-18.10	9.42	11.62

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 04/29/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Large-Cap Core Portfolio returned -16.99%. The Portfolio outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession. In total, it was a historically challenging year for both global equities and fixed income.

Equity markets were under pressure for most of the reporting period. In the US, the S&P 500 Index declined 18.10%, its worst year since the Global Financial Crisis of 2008. Defensive sectors such as consumer staples, healthcare, and utilities all held up better than the broad equity market. Growth stocks endured an especially difficult year, with the Russell 1000 Growth Index declining 29.14% during the reporting period as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. From a market-capitalization perspective, small-capitalization stocks fell 20.44% in the reporting period, as measured by the Russell 2000 Index.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio outperformed its benchmark index, mainly due to its higher allocation to more valuation-sensitive (i.e., cheaply priced) and lower-volatility stocks, which held up during the market sell-off. The Portfolio allocated assets and net flows among three underlying sleeves: 39% to the sleeve of the Portfolio managed by PGIM Quantitative Solutions LLC (PQS LLC), which includes valuation sensitivity and a propensity to have exposure to more defensive-oriented sectors; 33% to the sleeve of the Portfolio managed by Massachusetts Financial Services Company (MFS), which favors higher-quality and large- to mega-capitalization companies; and 25% to the sleeve of the Portfolio managed by J.P. Morgan Investment Management, Inc. (JPM), which tends to have an above-market beta and higher growth exposure; and 3% to exchange-traded fund investments to allow for cash management and enhance the overall liquidity of the Portfolio during stressed/volatile market environments.

The Portfolio’s overall stock selection was positive for the reporting period relative to the index. Certain holdings in the software and services, healthcare equipment and services, and retailing industries added to the Portfolio’s relative results. Conversely, Portfolio holdings in the consumer staples and materials sectors underperformed their corresponding sectors in the index. The Portfolio’s managers believe this underperformance to be temporary and primarily driven by the negative economic environment. Overall, sector allocation decisions contributed positively to results, primarily driven by underweight positions relative to the index in the information technology and consumer discretionary sectors.

Positions in index futures do not add or detract from the Portfolio’s performance relative to the index and, therefore, had no material impact on the Portfolio’s performance during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Large-Cap Core Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Large-Cap Core (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
Microsoft Corp.	Software	6.0%
Apple, Inc.	Technology Hardware, Storage & Peripherals	3.9%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	3.1%
Mastercard, Inc. (Class A Stock)	IT Services	1.8%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.8%
UnitedHealth Group, Inc.	Health Care Providers & Services	1.7%
ConocoPhillips	Oil, Gas & Consumable Fuels	1.7%
iShares Core S&P 500 ETF	Exchange-Traded Funds	1.3%
Merck & Co., Inc.	Pharmaceuticals	1.3%
AbbVie, Inc.	Biotechnology	1.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Large-Cap Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-33.21%	7.81%	13.43%
Russell 1000® Growth Index	-29.14	10.96	14.10
S&P 500 Index	-18.10	9.42	12.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2022, the AST Large-Cap Growth Portfolio returned -33.21%. The Portfolio underperformed both the Russell 1000 Growth Index and the S&P 500 Index.

What were market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession. In total, it was a historically challenging year for both global equities and fixed income.

Equity markets were under pressure for most of the reporting period. In the US, the S&P 500 Index declined 18.10%, its worst year since the Global Financial Crisis of 2008. Defensive sectors such as consumer staples, healthcare, and utilities all held up better than the broad equity market. Growth stocks endured an especially difficult year, with the Russell 1000 Growth Index declining 29.14% during the reporting period as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. From a market-capitalization perspective, small-capitalization stocks fell 20.44% in the reporting period, as measured by the Russell 2000 Index.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio was reorganized in June 2022, leading to the addition of three new subadvised sleeves. At the end of the reporting period, the Portfolio had allocated assets and net flows among four underlying sleeves: approximately 26% to Massachusetts Financial Services Company (MFS), which seeks to protect assets in down markets such as during an economic slowdown or recovery; approximately 26% to ClearBridge Investments, LLC (ClearBridge), which outperforms when quality and low valuations are favored and also protects in down markets; approximately 21% to Jennison Associates, LLC (Jennison), which generally outperforms in an economic recovery and when higher growth is favored; and approximately 24% to T. Rowe Price Associates, Inc. (TRP), which tends be more dynamic and is expected to outperform in both growth- and value-driven markets; and 3% to exchange-traded fund investments to allow for cash management and enhance the overall liquidity of the Portfolio during stressed/volatile market environments.

The Portfolio underperformed its benchmark index during the reporting period. Relative to the index, both security selection and allocation effects detracted from results. Regarding selection, losses were seen in the information technology, industrials, and communications services sectors. Selection was strong in the healthcare, energy, and materials sectors. Regarding allocation decisions, the Portfolio benefited from an overweight relative to the index to the healthcare sector. However, these positive allocation effects were offset by the detracting effect of an underweight allocation to consumer staples, one of the index’s better-performing sectors during the reporting period. From a style perspective, the Portfolio was positioned with neutral factor exposures. A modest tilt toward value was rewarded during the reporting period, offset by a slight weight to higher beta factors, which detracted from the Portfolio’s performance.

For the partial reporting period (June 30, 2022 through December 31, 2022) in which the subadvisors were allocated Portfolio assets, the ClearBridge sleeve outpaced the index, while the Jennison and TRP sleeves lagged. The MFS sleeve performed in line with the index during the reporting period. MFS’s downside protection and ClearBridge’s high-quality, valuation-sensitive approach added value as rising interest rates, inflation, and recession fears weighed on the market. Jennison’s and TRP’s slightly higher-risk and higher-growth focus was not rewarded, as the market environment favored lower risk and value.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Large-Cap Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Large-Cap Growth (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	8.9%
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.3%
Amazon.com, Inc.	Internet & Direct Marketing Retail	5.2%
UnitedHealth Group, Inc.	Health Care Providers & Services	3.8%
Visa, Inc. (Class A Stock)	IT Services	3.8%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	3.5%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	2.8%
Mastercard, Inc. (Class A Stock)	IT Services	2.4%
Thermo Fisher Scientific, Inc.	Life Sciences Tools & Services	1.6%
ASML Holding NV (Netherlands)	Semiconductors & Semiconductor Equipment	1.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Large-Cap Value Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	1.70%	7.94%	11.87%
Russell 1000® Value Index	-7.54	6.67	10.29
S&P 500 Index	-18.10	9.42	12.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2022, the AST Large-Cap Value Portfolio returned 1.70%. The Portfolio outperformed both the Russell 1000 Value Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession. In total, it was a historically challenging year for both global equities and fixed income.

Equity markets were under pressure for most of the reporting period. In the US, the S&P 500 Index declined 18.10%, its worst year since the Global Financial Crisis of 2008. Defensive sectors such as consumer staples, healthcare, and utilities all held up better than the broad equity market. Growth stocks endured an especially difficult year, with the Russell 1000 Growth Index declining 29.14% during the reporting period as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. From a market-capitalization perspective, small-capitalization stocks fell 20.44% in the reporting period, as measured by the Russell 2000 Index.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio outperformed its benchmark index during the reporting period, due in part to its multi-manager structure and complementary investment styles. The Portfolio allocates assets and net flows among four underlying sleeves: 28% to Massachusetts Financial Services Company (MFS), which seeks to protect assets in down markets such as during an economic slowdown or recovery; 30% to Wellington Management Company LLP (Wellington), which outperforms when dividend yield is favored and also protects in down markets; 21% to Hotchkis and Wiley Capital Management, LLC (H&W), which generally outperforms in an economic recovery and when smaller-capitalization stocks and cyclicals are favored; 18% to T. Rowe Price Associates, Inc. (TRP), which tends to be more dynamic and outperforms in both growth- and value-driven markets; and 3% to exchange-traded fund investments to allow for cash management and enhance the overall liquidity of the Portfolio during stressed/volatile market environments.

Security selection relative to the index across all sectors contributed positively to the Portfolio’s results during the reporting period, except for the Portfolio’s positioning in materials stocks and where the Portfolio was underweight to certain holdings in oil gas & consumable fuels stocks. The Portfolio’s allocations among sectors also contributed positively to the Portfolio’s performance. Specifically, an overweight allocation to energy and underweight exposures to real estate and communication services added value. This more than offset the negative impact of an overweight allocation to the poorly performing information technology sector, as investors believed this sector to be overbought in the aftermath of the COVID-19 pandemic. From a style perspective, the Portfolio was tilted toward value and lower-volatility stocks and less toward growth and smaller-size companies, an approach that was rewarded during the reporting period.

The H&W, MFS, and Wellington sleeves outpaced the index during the reporting period, while the TRP sleeve lagged. MFS’s downside protection and Wellington’s quality and dividend yield focus, combined with H&W’s more cyclical orientation, added value as rising interest rates, inflation, and recession fears weighed on the market. TRP’s slightly higher risk profile and modest growth exposure was not rewarded during the market environment of the reporting period, which favored lower risk and value.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Large-Cap Value Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Large-Cap Value (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets
Johnson & Johnson	Pharmaceuticals	2.4%
Pfizer, Inc.	Pharmaceuticals	2.0%
JPMorgan Chase & Co.	Banks	1.8%
ConocoPhillips	Oil, Gas & Consumable Fuels	1.8%
Merck & Co., Inc.	Pharmaceuticals	1.7%
Comcast Corp. (Class A Stock)	Media	1.7%
Chubb Ltd.	Insurance	1.6%
General Electric Co.	Industrial Conglomerates	1.5%
American International Group, Inc.	Insurance	1.4%
Cigna Corp.	Health Care Providers & Services	1.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST MFS Global Equity Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-17.96%	5.17%	8.32%
MSCI World Index® (GD)	-17.73	6.69	9.44
MSCI EAFE Index® (GD)	-14.01	2.03	5.16

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST MFS Global Equity Portfolio returned -17.96%. The Portfolio underperformed both the MSCI World Index (GD) and the MSCI EAFE Index (GD).

What were the market conditions during the reporting period?

During calendar-year 2022 (the reporting period), markets grappled with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent COVID-19 flare-ups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where COVID-19 has been better contained led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, drove additional supply-chain disruptions and volatile global energy prices. Taken together, these factors contributed to market volatility.

The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global economic growth slowdowns, if not pullbacks, so policymakers often find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused during the reporting period on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The US Federal Reserve was among the most aggressive developed market central banks during the reporting period, tightening monetary policy at the fastest rate in decades, although it slowed its hiking pace at the end of the reporting period, as did the European Central Bank. After remaining on the monetary sidelines for much of the reporting period, the Bank of Japan widened its yield-curve-control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, which investors seemed to interpret as a first step toward monetary policy normalization.

Amid an environment of still-tight labor markets, tighter global financial conditions, and volatile materials prices, investor anxiety appeared to have increased over the potential for corporate profit margins to be past peak for this cycle. That said, tentative signs that supply-chain bottlenecks, particularly for semiconductors, may be moderating, the easing of COVID-19 restrictions in China, low levels of unemployment across developed markets, and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop toward the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

A combination of security selection and underweight positions in both the information technology and consumer discretionary sectors was a primary factor contributing positively to Portfolio performance relative to the Index. Within the information technology sector, not owning shares of computer and personal electronics maker Apple Inc., software giant Microsoft Corp., and computer graphics processor maker NVIDIA Corp. aided relative results. Within the consumer discretionary sector, not owning shares of internet retailer Amazon.com Inc. and electric vehicle manufacturer Tesla Inc. strengthened relative performance.

Elsewhere, not owning shares of social networking service provider Meta Platforms Inc. helped relative results. Additionally, the Portfolio’s overweight positions in railway operator Canadian Pacific Railway Ltd., diversified technology and manufacturing company Honeywell International Inc., and medical devices maker Boston Scientific Corp., as well as its underweight position in technology company Alphabet, further aided relative performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST MFS Global Equity Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

An underweight position in the energy sector hurt relative performance. Within this sector, not owning shares of integrated energy companies Exxon Mobil Corp. and Chevron Corp. held back relative results.

Stock selection in the health care sector also weakened relative returns. However, there were no individual stocks within this sector, either in the Portfolio or in the Index, that were among the Portfolio’s largest relative detractors during the reporting period.

Stocks in other sectors that dampened relative performance during the reporting period included overweight positions in cable and broadband companies Liberty Broadband Corp. and Comcast Corp., consulting and information technology services provider Accenture plc, diversified entertainment company The Walt Disney Co., electrical distribution equipment manufacturer Schneider Electric SE (France), global banking and payments technology provider Fidelity National Information Services, Inc., digital payment technology developer PayPal Holdings Inc., and machinery and industrial products manufacturer Kubota Corp. (Japan).

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST MFS Global Equity (As of 12/31/2022)

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Visa, Inc. (Class A Stock)	IT Services	United States	3.1%
Thermo Fisher Scientific, Inc.	Life Sciences Tools & Services	United States	3.0%
Schneider Electric SE	Electrical Equipment	United States	3.0%
Roche Holding AG	Pharmaceuticals	United States	2.6%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	2.5%
Honeywell International, Inc.	Industrial Conglomerates	United States	2.4%
Nestle SA	Food Products	United States	2.3%
Accenture PLC (Class A Stock)	IT Services	United States	2.3%
Medtronic PLC	Health Care Equipment & Supplies	United States	2.3%
Comcast Corp. (Class A Stock)	Media	United States	2.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Mid-Cap Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-30.93%	5.08%	8.69%
Russell MidCap® Growth Index	-26.72	7.64	11.41
S&P MidCap 400 Index	-13.06	6.71	10.78

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2022, the AST Mid-Cap Growth Portfolio returned -30.93%. The Portfolio underperformed both the Russell Midcap Growth Index and the S&P MidCap 400 Index.

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession. In all, the reporting period was historically challenging for both global equities and fixed income.

Equity markets were under pressure for most of the reporting period. In the US, the S&P 500 Index declined 18.10%, its worst year since the Global Financial Crisis of 2008. With investors avoiding risk, defensive sectors such as consumer staples, healthcare, and utilities all held up better than the broad equity market. It was especially difficult for growth stocks, with the Russell 1000 Growth Index declining 29.14% as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. From a market-capitalization perspective, small-cap stocks fell 20.44%, as measured by the Russell 2000 Index.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio was reorganized during December 2022, resulting in the removal of one sleeve Victory Capital Management Inc. (VCM) and the addition of three new subadvised sleeves. At the end of the reporting period, the Portfolio allocated assets and net flows among four underlying sleeves: approximately 28% to Delaware Investments Fund Advisors (DIFA), which focuses on high-quality companies with low leverage and tends to perform well in mid-to-late economic cycle periods; approximately 30% to J.P. Morgan Investment Management Inc. (JPM), which is expected to outperform when markets reward high-growth stocks and pro-cyclical businesses; approximately 17% to Massachusetts Financial Services Company (MFS), which focuses on lower-volatility and higher-quality positions and tends to perform well during market contractions; and approximately 22% to TimesSquare Capital Management, LLC (TimesSquare), which positions towards quality, low volatility, and value.

The Portfolio underperformed its benchmark index during the reporting period. Relative to its index, both security selection and allocation effects detracted from the Portfolio’s results. Regarding selection, negative results were primarily driven by positions in the healthcare sector, specifically those in the healthcare equipment and service provider industries. Gains in the consumer discretionary, information technology, and communications services sectors were not enough to offset the above-mentioned losses. Regarding allocation decisions, results were positive across all but two sectors: energy and consumer staples. Energy was the only sector within the index to deliver positive results during the reporting period, as prices spiked after Russia’s invasion of Ukraine. Consumer staples was the next best-performing sector, as investors sought relative safety during the reporting period’s challenging market environment. The Portfolio held an underweight versus its index to both sectors, which weighed on its relative results. From a style perspective, the Portfolio benefited from a modest overweight exposure to value and from an underweight exposure to beta and volatility factors.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Mid-Cap Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Mid-Cap Growth (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets
CoStar Group, Inc.	Professional Services	2.0%
Dexcom, Inc.	Health Care Equipment & Supplies	1.7%
Monolithic Power Systems, Inc.	Semiconductors & Semiconductor Equipment	1.5%
Agilent Technologies, Inc.	Life Sciences Tools & Services	1.4%
Copart, Inc.	Commercial Services & Supplies	1.4%
Synopsys, Inc.	Software	1.3%
Keysight Technologies, Inc.	Electronic Equipment, Instruments & Components	1.3%
Chipotle Mexican Grill, Inc.	Hotels, Restaurants & Leisure	1.3%
AMETEK, Inc.	Electrical Equipment	1.2%
O’Reilly Automotive, Inc.	Specialty Retail	1.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Mid-Cap Value Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-7.77%	4.13%	9.69%
Russell MidCap® Value Index	-12.03	5.72	10.11
Russell MidCap® Index	-17.32	7.10	10.96

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell Midcap® Index and Russell Midcap® Value Index are trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2022, the AST Mid-Cap Value Portfolio returned -7.77%. The Portfolio outperformed both the Russell Midcap Value Index and the Russell Midcap Index.

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession. In total, it was a historically challenging year for both global equities and fixed income.

Equity markets were under pressure for most of the reporting period. In the US, the S&P 500 Index declined 18.10%, its worst year since the Global Financial Crisis of 2008. Defensive sectors such as consumer staples, healthcare, and utilities all held up better than the broad equity market. Growth stocks endured an especially difficult year, with the Russell 1000 Growth Index declining 29.14% during the reporting period as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. From a market-capitalization perspective, small-capitalization stocks fell 20.44% in the reporting period, as measured by the Russell 2000 Index. Similarly, mid-capitalization stocks, as measured by the Russell Midcap Index, fell 17.31%. Mid-capitalization value stocks declined by 12.02% as value outperformed core and growth during the period.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio outperformed its benchmark index during the reporting period, due in part to its multi-manager structure and complementary investment styles. The Portfolio allocates assets and net flows among three underlying sleeves: 43% to Massachusetts Financial Services Company (MFS), which seeks to protect assets in down markets; 21% to Wellington Management Company LLP (Wellington), which generally outperforms in an economic recovery and when smaller stocks are in favor; 33% to Victory Capital Management Inc. (VCM), which has more of a growth and quality-oriented bias among mid-cap value managers; and 3% to exchange-traded fund investments to allow for cash management and enhance the overall liquidity of the Portfolio during stressed/volatile market environments.

Security selection across all sectors relative to the index contributed positively to the Portfolio’s returns during the reporting period, with the exception of isolated holdings in certain healthcare and media stocks. The Portfolio’s allocations among sectors also contributed positively to the Portfolio’s performance overall. Specifically, underweight allocations to communication services and real estate and an overweight exposure to materials added value. This more than offset the negative impact from having an underweight allocation to the relatively strong-performing utilities sector, as investors looked for the perceived safety and stability afforded by the sector. The underweight to the utilities sector, for the most part, does not provide the investment managers desired growth characteristics to outperform over longer market cycles. From a style perspective, the Portfolio was tilted toward value, momentum, and higher-profitability stocks and away from volatility factors, an approach that was rewarded during the reporting period.

The MFS and VCM sleeves outpaced the index during the reporting period, while the Wellington sleeve lagged. MFS’s downside protection combined with VCM’s higher-quality profile added value as rising interest rates, inflation, and recession fears weighed on the market. Wellington’s higher-risk profile and small market capitalization tilt was not rewarded during the market environment of the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Mid-Cap Value Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Mid-Cap Value (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
Vanguard Mid-Cap Value ETF	Exchange-Traded Funds	2.0%
Leidos Holdings, Inc.	Professional Services	1.6%
iShares Russell Mid-Cap Value ETF	Exchange-Traded Funds	1.2%
Middleby Corp. (The)	Machinery	1.1%
Everest Re Group Ltd.	Insurance	1.1%
MKS Instruments, Inc.	Semiconductors & Semiconductor Equipment	1.0%
Voya Financial, Inc.	Diversified Financial Services	1.0%
Molina Healthcare, Inc.	Health Care Providers & Services	0.9%
Flex Ltd.	Electronic Equipment, Instruments & Components	0.9%
Ross Stores, Inc.	Specialty Retail	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Prudential Flexible Multi-Strategy Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	-16.64%	1.98%	4.52%
Blended Index	-15.78	3.76	4.88
MSCI All Country World Index® (GD)	-17.96	5.75	7.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 04/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Prudential Flexible Multi-Strategy Portfolio returned -16.64%. The Portfolio underperformed the Blended Index and outperformed the MSCI All Country World Index (GD).

What were market conditions during the reporting period?

During calendar-year 2022 (the reporting period), the global economy continued its recovery from the COVID-19 pandemic-induced economic slowdown in 2020. Despite its depth, massive fiscal and monetary stimulus kept that slowdown short and drove robust growth in 2021. However, the combination of strong demand—driven by pandemic-related stimulus and rising wages—and supply-chain constraints stoked long-dormant inflationary pressures. Inflation accelerated over the past two years despite expectations among central banks and most economists that it would be transitory. The surge in oil prices following Russia’s invasion of Ukraine in February 2022 fueled inflation even further. With headline inflation spiking well above targets, central banks were forced into a sharp pivot that led to the end of asset purchases and shifts toward more aggressive rate-hiking postures. Amid this backdrop, central bank policy rates rose to levels far above expectations at the start of the reporting period, which led to one of the largest annual fixed income drawdowns in history. The historic rise in interest rates that mirrored this drawdown also negatively impacted highly valued equity sectors, such as US information technology. This resulted in a corresponding drop in global equities. The simultaneous decline of equities and bonds eliminated a dependable source of portfolio diversification for investors. While most asset segments posted negative returns during the reporting period, commodities were the exception, advancing by double digits and further burnishing their credentials as effective inflation hedges.

What strategies or holdings affected the Portfolio’s performance?*

In a continuation from the previous reporting period, underlying subadvisor performance was largely positive in the reporting period. Positivity was concentrated in the international equity sleeve, which was helped by a continued rebound in value-related equities. The subadvisors’ preference for inexpensive, high-quality stocks was a successful strategy, helping the Portfolio outpace its benchmark index. This was also reflected by the return difference between value and growth style indices, as the return for value stocks exceeded that of growth stocks by nearly double digits.

Tactical asset allocation decisions had a negative impact on the Portfolio’s performance during the reporting period. A consistent and diversified overweight to risk assets during the first half of the reporting period weighed on returns as higher interest rates battered riskier and safer assets alike. Furthermore, tilts toward international equities were less effective than those toward domestic equities, driven by an overweight to emerging markets, which struggled due to Chinese equity exposure. The Portfolio shifted to a lower-risk allocation in the final quarter of the reporting period at a time when equities rallied on the back of more favorable US inflation data. However, this was partly offset by out-of-benchmark positions in the overlay sleeve, which included a shorter duration exposure mix of Treasury exchange-traded funds (ETFs) as part of the Portfolio’s fixed income exposure, as well as a position in a US energy sector ETF.

The Portfolio used derivatives to gain specific exposures to various markets in the overlay sleeve. The use of these derivative instruments allowed the Portfolio to manage risk and express tactical views. In aggregate, the derivative positions had a minimal impact on the Portfolio’s performance, as they were used for benchmark exposure rather than tactical positioning purposes.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Prudential Flexible Multi-Strategy Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Prudential Flexible Multi-Strategy (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
iShares Core U.S. Aggregate Bond ETF	Exchange-Traded Funds	32.1%
iShares Core S&P 500 ETF	Exchange-Traded Funds	19.7%
AST Large-Cap Core Portfolio	Large/Mid-Cap Growth	5.3%
iShares Russell 2000 ETF	Exchange-Traded Funds	3.6%
AST High Yield Portfolio	High Yield	3.3%
PGIM Select Real Estate Fund Class R6	Real Estate	2.2%
iShares 3-7 Year Treasury Bond ETF	Exchange-Traded Funds	1.6%
iShares 1-3 Year Treasury Bond ETF	Exchange-Traded Funds	1.5%
TotalEnergies SE (France)	Oil, Gas & Consumable Fuels	0.7%
Vale SA (Brazil)	Metals & Mining	0.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST QMA International Core Equity Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	-14.32%	0.23%	3.26%
MSCI EAFE Index® (ND)	-14.45	1.54	3.84

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/05/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST QMA International Core Equity Portfolio returned -14.32%. The Portfolio outperformed the MSCI EAFE Index (ND).

What were the market conditions during the reporting period?

During calendar-year 2022 (the reporting period), the global economy continued its recovery from the COVID-19 pandemic-induced economic slowdown of 2020. Despite its depth, massive fiscal and monetary stimulus kept that economic slowdown short and drove robust growth in 2021. However, the combination of strong demand—driven by pandemic-related stimulus and rising wages—and supply-chain constraints stoked long-dormant inflationary pressures. Inflation accelerated over the past two years despite expectations among central banks and most economists that it would be transitory. The surge in oil prices following Russia’s invasion of Ukraine in February 2022 fueled inflation even further. With headline inflation spiking well above targets, central banks were forced into a sharp pivot that led to the end of asset purchases and shifts toward more aggressive rate-hiking postures. Amid this backdrop, central bank policy rates rose to levels far above expectations at the start of 2022, which led to one of the largest annual fixed income drawdowns in history. The historic rise in interest rates that mirrored this drawdown also negatively impacted highly valued equity sectors, such as US information technology. This resulted in a corresponding drop in global equities. The simultaneous decline of equities and bonds eliminated a dependable source of portfolio diversification for investors. While most asset segments posted negative returns during the reporting period, commodities were the exception, advancing by double digits and further burnishing their credentials as effective inflation hedges.

What strategies or holdings affected the Portfolio’s performance?*

Value was the predominant driver of the Portfolio’s outperformance during the reporting period. Shifting toward inexpensive consumer staples, financials, and healthcare stocks and away from expensive industrials, consumer discretionary, and communication service stocks was beneficial. By region, stock selection and relative positioning worked best in Japan, with positions in industrials and energy; the Netherlands, with positions in consumer discretionary and information technology; and Switzerland, with positions in healthcare and financials.

At the end of the reporting period, the Portfolio held only futures and an exchange-traded fund position, looking toward the eventual merger and closing of the Portfolio. Derivatives did not have a meaningful impact on performance as their use during the period was intended to gain more liquid exposure to desired markets than long only stocks would provide.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST QMA International Core Equity Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST QMA International Core Equity (As of 12/31/2022)

Top Holding	Asset Class	Country	% of Net Assets
iShares MSCI EAFE ETF	Exchange Traded Funds	United States	7.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Small-Cap Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-27.57%	6.01%	10.15%
Russell 2000® Growth Index	-26.36	3.51	9.20
Russell 2000® Index	-20.44	4.13	9.01

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® Growth Index and Russell 2000® Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2022, the AST Small-Cap Growth Portfolio returned -27.57%. The Portfolio underperformed both the Russell 2000 Growth Index and the Russell 2000 Index. Prior to September 12, 2022, the Portfolio’s primary benchmark index was the Russell 2000® Index and the Portfolio’s secondary benchmark was the Russell 2000® Growth Index. For periods from September 12, 2022 and thereafter, the Portfolio’s primary benchmark index will be the Russell 2000® Growth Index. The broader Russell 2000 Index was replaced by the Russell 2000 Growth Index to better align the benchmark with how the portfolio is managed.

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession. In total, it was a historically challenging year for both global equities and fixed income.

Equity markets were under pressure for most of the reporting period. In the US, the S&P 500 Index declined 18.10%, its worst year since the Global Financial Crisis of 2008. Defensive sectors such as consumer staples, health care, and utilities all held up better than the broad equity market. Growth stocks endured an especially difficult year, with the Russell 1000 Growth Index declining 29.14% during the reporting period as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. From a market capitalization perspective, small-capitalization stocks fell 20.44% in the reporting period, as measured by the Russell 2000 Index.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio was reorganized in September 2022, resulting in the removal of one sleeve and the addition of three new sub-advised sleeves. At the end of the reporting period, the Portfolio had allocated assets and net flows among five underlying sleeves: approximately 19% to Driehaus Capital Management, LLC (Driehaus), which diversifies assets by growth cycle and has added value in multiple market regimes; approximately 20% to Emerald Mutual Fund Advisors Trust, which is expected to outperform when quality and low valuations are favored and also protects in down markets; approximately 23% to Massachusetts Financial Services Company (MFS), which focuses on lower-volatility and higher-quality positions and tends to perform well during market contractions; approximately 16% to UBS Asset Management Inc. (UBS), which orients towards high-quality growth and adds value in periods of market recovery and expansion; and approximately 19% to Victory Capital Management (Victory), which tends to focus on high earnings growth and momentum; and 3% to exchange-traded fund investments to allow for cash management and enhance the overall liquidity of the Portfolio during stressed/volatile market environments.

The Portfolio underperformed its benchmark index during the reporting period. Relative to its index, security selection added to the Portfolio’s performance during the reporting period. However, allocation effects detracted from results. Regarding selection, multiple sectors delivered positive results, including health care, consumer discretionary, real estate, and financials. Selection struggled somewhat in the industrials and materials sectors. Regarding allocation decisions, results were mixed. The Portfolio benefited from an underweight to the index’s two worst-performing sectors: real estate and communication services. However, these positive effects were offset by an underweight to energy, the index’s best-performing sector during the reporting period, a position

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Small-Cap Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

that detracted from the Portfolio’s performance. From a style perspective, the Portfolio was positioned with neutral factor exposures. A modest tilt toward size (larger-cap stocks) was rewarded during the reporting period. This was offset by a slight weight to higher beta factors, which detracted from the Portfolio’s performance during the reporting period.

For the partial reporting period (September 30, 2022 through December 31, 2022) that the subadvisors were allocated Portfolio assets, the Emerald, MFS, and UBS sleeves outpaced the index, while the Driehaus and Victory sleeves lagged. As rising interest rates, inflation, and recession fears weighed on the market, higher-growth and speculative-growth strategies suffered. Driehaus’s and Victory’s higher-risk and higher-growth orientation are expected to struggle during an environment that favors lower risk and value. Providing balance, the Emerald, MFS, and UBS sleeves benefited overall results due to their focus on lower volatility, quality, and stable growth names.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Small-Cap Growth (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
Vanguard Small-Cap Growth ETF	Exchange-Traded Fund	1.8%
Matador Resources Co.	Oil, Gas & Consumable Fuels	1.2%
Evoqua Water Technologies Corp.	Machinery	1.1%
Visteon Corp.	Auto Components	1.1%
Inspire Medical Systems, Inc.	Health Care Equipment & Supplies	1.1%
MACOM Technology Solutions Holdings, Inc.	Semiconductors & Semiconductor Equipment	1.0%
WNS Holdings Ltd. (India), ADR	IT Services	0.9%
iShares Russell 2000 Growth ETF	Exchange-Traded Fund	0.9%
Chart Industries, Inc.	Machinery	0.9%
ChampionX Corp.	Energy Equipment & Services	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Small-Cap Value Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-13.32%	3.07%	8.36%
Russell 2000® Value Index	-14.48	4.13	8.48
Russell 2000® Index	-20.44	4.13	9.01

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® Index and Russell 2000® Value Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2022, the AST Small-Cap Value Portfolio returned -13.32%. The Portfolio outperformed both the Russell 2000 Value Index and the Russell 2000 Index.

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession. In total, it was a historically challenging year for both global equities and fixed income.

Equity markets were under pressure for most of the reporting period. In the US, the S&P 500 Index declined 18.10%, its worst year since the Global Financial Crisis of 2008. Defensive sectors such as consumer staples, healthcare, and utilities all held up better than the broad equity market. Growth stocks endured an especially difficult year, with the Russell 1000 Growth Index declining 29.14% during the reporting period as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. From a market-capitalization perspective, small-capitalization stocks fell 20.44% in the reporting period, as measured by the Russell 2000 Index.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio outperformed its benchmark index during the reporting period due in part to its multi-manager structure and complementary investment styles. The Portfolio allocates assets and net flows among four underlying sleeves: 27% to Goldman Sachs Asset Management, L.P., which seeks to protect assets in down markets and during economic slowdowns with its larger market-capitalization bias; 21% to Boston Partners Global Investors, Inc. (BP), which generally outperforms in economic slowdowns or contractions; 19% to Hotchkis and Wiley Capital Management, LLC, which is expected to outperform in an economic recovery when smaller caps and cyclicals are favored; 30% to J.P. Morgan Investment Management, Inc. (JPM), which should do well during economic recoveries, but also more stable environments, given its momentum component; and 3% to exchange-traded fund investments to allow for cash management and enhance the overall liquidity of the Portfolio during stressed/volatile market environments.

Sector allocations relative to the index contributed positively to the Portfolio’s performance overall. Specifically, underweight exposures to healthcare (mostly biotechnology) and real estate and an overweight to industrials added value. This more than offset the negative impact of having an underweight allocation to utilities, which performed relatively strongly during the reporting period as investors looked for the perceived safety and stability afforded by the sector. The underweight to the utilities sector, for the most part, does not provide the investment managers desired growth characteristics to outperform over longer market cycles. Regarding stock selection, relative strength was most impressive in the communication services and information technology sectors and was mostly positive in all other sectors, except energy and consumer staples. From a style perspective, the Portfolio was tilted toward value, momentum, and larger stocks within the index and away from volatility factors, an approach that was rewarded during the reporting period.

All of the Portfolio’s sleeves outpaced the index during the reporting period. BP, given its downside protection, and JPM’s momentum, as markets moderated with the slowing pace of interest rate hikes, were the primary contributors to positive results during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Small-Cap Value Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Regarding derivatives, the sleeve managed by JPM used equity index futures to gain exposure to equity markets. The small number of these instruments held during the reporting period had no material impact on the Portfolio’s performance. The other subadvised sleeves did not utilize derivatives during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Small-Cap Value (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
iShares Russell 2000 Value ETF	Exchange-Traded Funds	1.7%
Vanguard Small-Cap Value ETF	Exchange-Traded Funds	1.6%
ABM Industries, Inc.	Commercial Services & Supplies	1.0%
WESCO International, Inc.	Trading Companies & Distributors	0.7%
Hancock Whitney Corp.	Banks	0.7%
Graphic Packaging Holding Co.	Containers & Packaging	0.6%
OceanFirst Financial Corp.	Banks	0.6%
Agree Realty Corp.,	Equity Real Estate Investment Trusts (REITs)	0.6%
SLM Corp.	Consumer Finance	0.6%
Topgolf Callaway Brands Corp.	Leisure Products	0.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Diversified Real Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	-16.23%	4.42%	5.87%
Blended Index	-16.70	5.21	6.46
S&P 500 Index	-18.10	9.42	10.65

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 04/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST T. Rowe Price Diversified Real Growth Portfolio returned -16.23%. The Portfolio outperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Major US stock indexes fell sharply over the course of calendar-year 2022 (the reporting period). At the start of the reporting period, fears related to persistent inflation and rising interest rates were compounded by Russia’s invasion of Ukraine in February. As the reporting period progressed, there were growing concerns that tightening action by central banks could push economies into recession in their fight against inflation. The Federal Reserve (the Fed) aggressively raised interest rates in an effort to curb the highest inflation in four decades. In the final quarter of the reporting period, US equities posted gains amid expectations the Fed would moderate its interest rate increases.

Turning to developed non-US equity markets, European stock markets also fell as broad economic sanctions and the Ukraine conflict’s significant impact on global supply chains took their toll. Russia halted already-curtailed natural gas exports to Europe at the end of August 2022, adding to increased energy uncertainty. In developed Asian markets, stocks in Hong Kong fell but received a boost as China began reopening its economy after easing its strict COVID-19 policies toward the end of the reporting period. Japanese equities fell, partly in reaction to the Bank of Japan’s ongoing dovish stance, in contrast to other major developed Asian markets, which led to a weakening of the yen. (Dovish tends to suggest lower interest rates, opposite of hawkish.) Australia outperformed its global developed peers during the reporting period.

Stocks in emerging markets were also weak. In emerging Asian markets, Chinese stock markets performed poorly amid concerns about slower growth in the world’s second-largest economy. In contrast, Latin America bucked the trend, comfortably outperforming both its developed and emerging market peers.

Within fixed income, global markets declined as interest rates in most developed countries increased amid elevated inflation. US fixed income securities fell as Fed officials raised interest rates to keep inflation under control. High yield bonds, which tend to have less sensitivity to rising interest rates than higher-quality issues, held up relatively well, even though investors were concerned about weaker corporate earnings and a possible recession. Bonds in developed markets outside the US fared poorly, as interest rates in many developed countries increased amid elevated inflation, and losses to US investors were exacerbated by a stronger US dollar versus many other currencies. Emerging market bond returns declined as investors were risk averse and as central banks in emerging market countries raised interest rates as they sought to fight inflation and defend weakening currencies.

In this environment, multi-asset portfolios with a defensive posture, with higher allocations to cash and US Treasuries, would have outperformed their peers. Conversely, those portfolios with relatively higher allocations to equities and other risk assets would have underperformed their peers.

What strategies or holdings affected the Portfolio’s performance?*

For the reporting period, the Portfolio outperformed its blended benchmark index. Out-of-benchmark exposure to diversifying sectors proved beneficial as did tactical decisions within the underlying portfolios. Conversely, security selection detracted from relative performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Diversified Real Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

The inclusion of diversifying sectors contributed positively to relative returns for the reporting period. Performance was lifted by the inclusion of real asset equities, although an underweight to the sector early in the reporting period moderated the effect. T. Rowe Price has since closed that underweight in real asset equities. Exposure to diversifying sectors within fixed income, including Treasury inflation-linked securities and floating rate loans, also contributed positively to relative results.

Tactical allocation decisions had a positive impact on the Portfolio’s relative results during the reporting period. In particular, the Portfolio’s underweights to equities and fixed income and its overweight to cash were beneficial. Additionally, an underweight to US large-cap growth equities added value. As noted above, an underweight to real asset equities early in the reporting period held back relative returns.

Security selection within the underlying portfolios detracted from relative returns for the reporting period. Most notably, unfavorable stock selection within US large-cap growth stocks and large-cap value stocks weighed on results. Unfavorable stock selection among international small-cap stocks also held back relative returns. However, favorable security selection within large-cap core stocks and non-US developed market growth stocks had a notably positive impact, as both allocations outpaced their respective benchmarks.

As of the end of the reporting period, the Portfolio held Credit Default Swap Index (CDX), index futures, currency forwards, and interest rate futures, generating gross exposure of approximately 4.2%. The estimated return impact from employing currency forwards was -1 basis points (bps), -54 bps from futures, 84 bps from options, negligible from rights, and negligible from swaps for the reporting period. (A basis point is 1/100th of a percentage point.)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Diversified Real Growth (As of 12/31/2022)
Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
T. Rowe Price Emerging Markets Bond Fund, (Investor Class)	Emerging Markets	2.9%
T. Rowe Price Institutional High Yield Fund, (Institutional Shares)	High Yield	2.8%
T. Rowe Price Institutional Floating Rate Fund, (Institutional Shares)	Bank Loan	2.8%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.125%, 04/15/27	U.S. Treasury Obligations	2.4%
Microsoft Corp.	Software	2.0%
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.5%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.0%
UnitedHealth Group, Inc.	Health Care Providers & Services	1.0%
AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	0.8%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.125%, 04/15/25	U.S. Treasury Obligations	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Natural Resources Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	6.09%	4.58%	3.91%
Lipper Global Natural Resources Funds Index	21.12	6.66	3.83
S&P 500 Index	-18.10	9.42	12.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST T. Rowe Price Natural Resources Portfolio returned 6.09%. The Portfolio underperformed the Lipper Global Natural Resources Funds Index and outperformed the S&P 500 Index.

What were market conditions during the reporting period?

Major US stock indexes fell sharply in calendar-year 2022 (the reporting period), the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply-chain disruptions, surging US Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth. The Federal Reserve’s (the Fed’s) aggressive short-term interest rate hikes that began in March 2022, as well as comments that it would be willing to risk causing a recession by raising interest rates and keeping them at a higher level for longer in an effort to bring inflation down, also weighed on the US equities market. Although many indexes ended the reporting period above their lowest levels of 2022, many investors were concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.

What strategies or holdings affected the Portfolio’s performance?*

A meaningful overweight allocation in specialty chemicals detracted the most from the Portfolio’s relative performance during the reporting period. Continued supply-chain disruptions and rising input costs, driven by elevated oil and gas prices, were challenging for the industry. T. Rowe Price favored long-term earnings compounders and names with pricing power and idiosyncratic growth.

A significant underweight allocation to the US mixed exploration and production industry also hindered relative results, as global gas prices increased on tight global inventories earlier in the reporting period and on further tightening as a byproduct of the ongoing conflict in Ukraine.

An overweight allocation in the paper and forest products industry further hampered relative performance. Holdings in paper and forest products trailed higher-beta, or more volatile, energy stocks amid the commodity rally. Increased input costs, supply disruptions, and a cyclical pullback in containerboard, coupled with the Portfolio’s overweight allocation, rendered the industry a source of relative underperformance.

Conversely, an overweight allocation to the US oil exploration and production industry was a notable contributor to the Portfolio’s relative performance, as oil prices rose sharply and holdings in low-cost names outperformed industry peers. High prices persisted globally amid tight sustained demand, driven in turn by the lingering pandemic impact on the labor force and geopolitical conflict in Ukraine.

The precious metals and minerals industry also had a positive impact on relative performance, due to the Portfolio’s underweight allocation, as interest rate hikes and the strengthening US dollar drove prices and returns down. Metals and minerals do not pay any interest, so the opportunity cost of holding them has been increasing.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Natural Resources Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

T. Rowe Price’s bearish long-term outlook for commodities has not changed. At the end of the reporting period, given the ongoing conflict in Ukraine, T. Rowe Price expected global gas/liquefied natural gas prices to remain elevated for a longer period, as there is likely no quick or easy way for Europe to structurally reposition away from its Russian gas dependence. T. Rowe Price favored beneficiaries of commodity deflation—including utilities, packaging, and specialty chemicals—as well as industries like paper and forest products, where it thinks cost curves are rising and demand is improving.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Natural Resources (As of 12/31/2022)

Ten Largest Holdings	Line of Business	Country	% of Net Assets
ConocoPhillips	Oil & Gas Exploration & Production	United States	5.9%
TotalEnergies SE	Integrated Oil & Gas	France	5.5%
EOG Resources, Inc.	Oil & Gas Exploration & Production	United States	3.7%
Chevron Corp.	Integrated Oil & Gas	United States	3.6%
Hess Corp.	Oil & Gas Exploration & Production	United States	3.4%
Equinor ASA	Integrated Oil & Gas	Norway	3.3%
Linde PLC	Industrial Gases	United Kingdom	2.8%
Pioneer Natural Resources Co.	Oil & Gas Exploration & Production	United States	2.6%
Devon Energy Corp.	Oil & Gas Exploration & Production	United States	2.5%
BHP Group Ltd.	Diversified Metals & Mining	Australia	2.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Wellington Management Hedged Equity Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-7.68%	4.79%	6.81%
Blended Index	-11.89	5.55	7.51
S&P 500 Index	-18.10	9.42	12.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 3000® Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2022, the AST Wellington Management Hedged Equity Portfolio returned -7.68%. The Portfolio outperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

For calendar-year 2022 (the reporting period), global equities declined 17.6%, as measured by the custom equity index consisting 70% of the Russell 3000 Index and 30% of the MSCI EAFE (GD) Index. Markets were rattled by slowing global economic growth, increased inflation, rising interest rates, and COVID-19 resurgences in some countries. Equities opened the reporting period lower as volatility spiked, driven by rising geopolitical instability and tighter monetary policy to address accelerating inflation. After Russia invaded Ukraine in February 2022, the US and its North Atlantic Treaty Organization allies imposed severe economic sanctions on Russia, largely cutting off its economy from global financial markets and limiting the ability of the Russian central bank to take counteractive measures. Global equities continued to fall throughout most of the reporting period, as investors grew increasingly concerned about the economic toll of persistent geopolitical instability, soaring inflation, rising interest rates, and constrained supply chains. This pattern reversed somewhat in the fourth quarter of the reporting period when stocks rallied as investors were encouraged by milder inflation, which allowed some major central banks to slow their pace of interest rate hikes.

What strategies or holdings affected the Portfolio’s performance?*

Portfolio outperformance was driven by its underlying equity strategy, which outperformed that strategy’s blended equity benchmark consisting 70%of the Russell 3000 Index and 30% of the MSCI EAFE (GD) Index. The hedging strategy, which is designed to mitigate capital losses in periods when equity markets decline, was a modest detractor during the reporting period.

Within the equity component of the Portfolio, security selection was the primary driver of the Portfolio’s relative outperformance during the reporting period. Strong selection in the industrials, consumer discretionary, and financials sectors was only partially offset by weaker selection within the materials, energy, and real estate sectors. From a regional perspective, security selection contributed positively to results in North America, Japan, and Europe but was partially offset by weaker selection in emerging markets.

Sector allocation, a residual of the bottom-up selection process of the Portfolio’s underlying managers, also contributed positively to results during the reporting period, led by the positive impact from the Portfolio’s underweight allocation to information technology as well as from its overweight allocation to financials. This was partially offset by the negative effect of having an underweight allocation to energy. From a regional perspective, the Portfolio’s overweight exposure to emerging markets was additive but was partially offset by the detracting impact of an underweight exposure to Asia Pacific, excluding Japan.

At the end of the reporting period, the Portfolio’s largest overweight exposures, compared to the blended equity benchmark, were to the financials, industrials, and materials sectors. The Portfolio was most underweight to the information technology, communication services, and energy sectors.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Wellington Management Hedged Equity Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

The Portfolio’s derivatives-based risk management strategy, which is designed to mitigate capital losses in periods when equity markets decline, was a modest detractor during the reporting period, as strong performance during months when the market declined was offset by headwinds from when the market rebounded in October and November 2022.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Wellington Management Hedged Equity (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	1.9%
TJX Cos., Inc. (The)	Specialty Retail	1.8%
UnitedHealth Group, Inc.	Health Care Providers & Services	1.3%
Charles Schwab Corp. (The)	Capital Markets	1.3%
Chubb Ltd.	Insurance	1.2%
NIKE, Inc. (Class B Stock)	Textiles, Apparel & Luxury Goods	1.1%
Visa, Inc. (Class A Stock)	IT Services	1.0%
Danaher Corp.	Life Sciences Tools & Services	1.0%
Honeywell International, Inc.	Industrial Conglomerates	1.0%
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

Advanced Series Trust	December 31, 2022
Benchmark Glossary — unaudited

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST American Funds Growth Allocation Portfolio Blended Index consists of the S&P 500 Index (50%), an unmanaged market value weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg US Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCI ACWI ex US GD (20%), an unmanaged index that includes large and mid-cap stocks across 46 developed markets and emerging markets countries.

AST BlackRock 60/40 Target Allocation ETF Portfolio Blended Index consists of the 42% MSCI ACWI Index GD / 18% MSCI US Index GD / 40% Bloomberg US Universal Index.

AST BlackRock 80/20 Target Allocation ETF Portfolio Blended Index consists of the 56% MSCI ACWI Index GD / 24% MSCI US Index GD / 20% Bloomberg US Universal Index.

AST Franklin 85/15 Diversified Allocation Portfolio Blended Index consists of Russell 3000® Index (52%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (33%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and Bloomberg US Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

AST Prudential Flexible Multi-Strategy Portfolio Blended Index consists of the MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) (60%), is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCIACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. Bloomberg US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

AST T. Rowe Price Diversified Real Growth Portfolio Blended Index consists of the Russell 3000 Index (52%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Government/Credit Index (25%), is an unmanaged, market-weighted index comprised of government and invested-grade corporate debt instruments with maturities of one year or greater, and MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) Ex-US (GD) (23%), is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The MSCI All Country World Index Ex-US includes both developed and emerging markets.

AST Wellington Management Hedged Equity Portfolio Blended Index consists of the Russell 3000 Index (50%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (GD) (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and ICE BofA 3-Month US Treasury Bill Index (30%), an unmanaged index comprised of a single US Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue.

FTSE EPRA/NAREIT Developed Real Estate Net Index is an unmanaged index that reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.

FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

Lipper Global Natural Resources Funds Index is an unmanaged index of funds that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). Returns for the Lipper Average reflect the deduction of operating expenses. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources.

Advanced Series Trust	December 31, 2022
Benchmark Glossary — unaudited (continued)

MSCI EAFE Index (GD) - Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI EAFE Index (ND) - Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization weighted index generally accepted as a benchmark for major overseas markets. The ND version reinvests dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who version reinvests dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) - Morgan Stanley Capital International Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

MSCI World Index (GD) - Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

Russell 1000 Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an unmanaged market capitalization-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the NewYork Stock Exchange, American Stock Exchange, and the over-the-counter market.

Russell 2000 Value Index is an unmanaged index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

Russell MidCap Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the US stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Advanced Series Trust	December 31, 2022
Benchmark Glossary — unaudited (continued)

The S&P 500 and S&P MidCap 400 indexes are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The AST American Funds Growth Allocation Portfolio Blended Index is calculated by PGIM, Inc. and/or its affiliates. With permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the AST American Funds Growth Allocation Portfolio Blended Index, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the AST American Funds Growth Allocation Portfolio Blended Index, or the data included therein.

ICE BOFA IS LICENSING THE BOFA INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust	December 31, 2022
Fees and Expenses — unaudited

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST American Funds Growth Allocation	Actual	$1,000.00	$1,013.00	0.92%	$4.67

	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

AST BlackRock 60/40 Target Allocation ETF	Actual	$1,000.00	$ 998.50	0.75%	$3.78

	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

AST BlackRock 80/20 Target Allocation ETF	Actual	$1,000.00	$1,011.30	0.75%	$3.80

	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

AST ClearBridge Dividend Growth	Actual	$1,000.00	$1,044.60	0.91%	$4.69

	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

AST Cohen & Steers Global Realty	Actual	$1,000.00	$ 938.40	1.10%	$5.37

	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

AST Cohen & Steers Realty	Actual	$1,000.00	$ 922.40	1.10%	$5.33

	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

AST Emerging Markets Equity	Actual	$1,000.00	$ 962.90	1.30%	$6.43

	Hypothetical	$1,000.00	$1,018.65	1.30%	$6.61

AST Franklin 85/15 Diversified Allocation	Actual	$1,000.00	$1,016.60	1.08%	$5.49

	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50

AST International Growth	Actual	$1,000.00	$1,034.90	1.07%	$5.49

	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45

Advanced Series Trust	December 31, 2022
Fees and Expenses — unaudited (continued)

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST International Value	Actual	$1,000.00	$1,050.40	1.10%	$5.68

	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

AST J.P. Morgan International Equity	Actual	$1,000.00	$1,057.20	1.04%	$5.39

	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

AST Large-Cap Core	Actual	$1,000.00	$1,018.40	0.80%	$4.07

	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08

AST Large-Cap Growth	Actual	$1,000.00	$ 977.90	0.87%	$4.34

	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

AST Large-Cap Value	Actual	$1,000.00	$1,073.40	0.80%	$4.18

	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08

AST MFS Global Equity	Actual	$1,000.00	$1,042.20	1.12%	$5.77

	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

AST Mid-Cap Growth	Actual	$1,000.00	$1,014.30	1.06%	$5.38

	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

AST Mid-Cap Value	Actual	$1,000.00	$1,073.10	0.98%	$5.12

	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

AST Prudential Flexible Multi-Strategy	Actual	$1,000.00	$1,006.20	1.19%	$6.02

	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06

AST QMA International Core Equity	Actual	$1,000.00	$1,050.40	1.06%	$5.48

	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

AST Small-Cap Growth	Actual	$1,000.00	$1,040.50	0.99%	$5.09

	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

AST Small-Cap Value	Actual	$1,000.00	$1,041.30	0.99%	$5.09

	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

AST T. Rowe Price Diversified Real Growth	Actual	$1,000.00	$1,016.10	1.05%	$5.34

	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST T. Rowe Price Natural Resources	Actual	$1,000.00	$1,131.50	0.93%	$5.00

	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Wellington Management Hedged	Actual	$1,000.00	$1,044.00	1.04%	$5.36

Equity	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2022, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
SAR	Saudi Arabian Riyal
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwanese Dollar
USD	US Dollar
ZAR	South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
ACWI — All Country World Index
ADR — American Depositary Receipt
AQUIS — Aquis Exchange
BABs — Build America Bonds
BATE — CBOE- Europe – BXE Order Books
BMO — BMO Capital Markets
BNP — BNP Paribas S.A.
CDI — Chess Depository Interest
CITI — Citibank, N.A.
CVA — Certificate Van Aandelen (Bearer)
CVT — Convertible Security
EAFE — Europe, Australasia, Far East
ESG — Environmental Social and Governance
ETF — Exchange-Traded Fund
FHLMC — Federal Home Loan Mortgage Corporation
FTSE — Financial Times Stock Exchange

GDR — Global Depositary Receipt
GMTN — Global Medium Term Note
GS — Goldman Sachs & Co. LLC
GSCI — Goldman Sachs Commodity Index
GSI — Goldman Sachs International
JPM — JPMorgan Chase Bank N.A.
JPS — J.P. Morgan Securities LLC
LIBOR — London Interbank Offered Rate
LP — Limited Partnership
MBS — Mortgage-Backed Security
MLP — Master Limited Partnership
MOEX — Moscow Exchange
MSC — Morgan Stanley & Co. LLC
MSCI — Morgan Stanley Capital International
MSI — Morgan Stanley & Co International PLC
MTN — Medium Term Note
NASDAQ — National Association of Securities Dealers Automated Quotations
NVDR — Non-voting Depositary Receipt
NYSE — New York Stock Exchange
OTC — Over-the-counter
PJSC — Public Joint-Stock Company
PRFC — Preference Shares
REITs — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
RTS — Russian Trading System
S&P — Standard & Poor’s
SDR — Sweden Depositary Receipt
SGMX — Sigma X MTF
SOFR — Secured Overnight Financing Rate
SPDR — Standard & Poor’s Depositary Receipts
SSB — State Street Bank
TIPS — Treasury Inflation-Protected Securities
TOPIX — Tokyo Stock Price Index
TSX — Toronto Stock Exchange
UBS — UBS Securities LLC
UTS — Unit Trust Security
XAMS — Amsterdam Stock Exchange
XASX — Australian Stock Exchange
XETR — Frankfurt Stock Exchange
XHKG — Hong Kong Stock Exchange
XLON — London Stock Exchange
XNGS — NASDAQ Global Select Exchange
XSWX — SIX Swiss Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 99.6%
UNAFFILIATED FUNDS**
American Funds Insurance Series - Asset Allocation Fund (Class 1)	5,509,870	$122,319,111
American Funds Insurance Series - Growth Fund (Class 1)	967,322	73,797,014
American Funds Insurance Series - Growth-Income Fund (Class 1)	1,956,475	98,234,631
Bond Fund of America (The) (Class R6)	8,581,115	97,653,091
New Perspective Fund (Class R6)	2,070,425	97,972,506

TOTAL LONG-TERM INVESTMENTS (cost $499,327,231)		489,976,353

SHORT-TERM INVESTMENT — 0.4%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,794,333)(wb)	1,794,333	1,794,333

TOTAL INVESTMENTS—100.0% (cost $501,121,564)		491,770,686
Liabilities in excess of other assets — (0.0)%		(76,699)

NET ASSETS — 100.0%		$491,693,987

See the Glossary for a list of the abbreviation(s) used in the annual report.

**	Investments are affiliated with the Subadvisor.
(wb)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Unaffiliated Funds	$489,976,353	$—	$—
Short-Term Investment
Affiliated Mutual Fund	1,794,333	—	—

Total	$491,770,686	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Unaffiliated Funds	99.6%

Affiliated Mutual Fund	0.4%

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value:
Unaffiliated investments (cost $499,327,231)	$489,976,353
Affiliated investments (cost $1,794,333)	1,794,333
Receivable for Portfolio shares sold	297,431
Prepaid expenses	6,562

Total Assets	492,074,679

LIABILITIES
Payable for investments purchased	297,431
Audit fee payable	26,100
Custodian and accounting fees payable	20,281
Distribution fee payable	17,097
Management fee payable	13,308
Accrued expenses and other liabilities	5,317
Trustees’ fees payable	621
Affiliated transfer agent fee payable	537

Total Liabilities	380,692

NET ASSETS	$491,693,987

Net assets were comprised of:
Partners’ Equity	$491,693,987

Net asset value and redemption price per share, $491,693,987 / 37,161,134 outstanding shares of beneficial interest	$13.23

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$13,410,078
Affiliated dividend income	39,518

Total income	13,449,596

EXPENSES
Management fee	6,174,077
Distribution fee	2,306,160
Custodian and accounting fees	75,152
Legal fees and expenses	35,527
Audit fee	26,100
Trustees’ fees	22,971
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,927
Shareholders’ reports	6,475
Miscellaneous	33,818

Total expenses	8,688,207
Less: Fee waiver and/or expense reimbursement	(3,020,686)

Net expenses	5,667,521

NET INVESTMENT INCOME (LOSS)	7,782,075

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(34,644,530)
Net capital gain distributions received	74,932,759

40,288,229

Net change in unrealized appreciation (depreciation) on investments	(350,442,485)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(310,154,256)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(302,372,181)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$7,782,075	$9,051,485
Net realized gain (loss) on investment transactions	(34,644,530)	42,445,623
Net capital gain distributions received	74,932,759	61,365,783
Net change in unrealized appreciation (depreciation) on investments	(350,442,485)	78,829,048

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(302,372,181)	191,691,939

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [65,420,958 and 294,080 shares, respectively]	879,825,893	4,379,783
Portfolio shares purchased [117,142,233 and 4,247,946 shares, respectively]	(1,539,192,162)	(65,887,804)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(659,366,269)	(61,508,021)

TOTAL INCREASE (DECREASE)	(961,738,450)	130,183,918
NET ASSETS:
Beginning of year	1,453,432,437	1,323,248,519

End of year	$491,693,987	$1,453,432,437

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				April 30, 2018(a) through
	2022	2021	2020	2019	December 31, 2018
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$16.35	$14.25	$11.68	$9.55	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.12	0.10	0.11	0.21	0.46
Net realized and unrealized gain (loss) on investment transactions	(3.24)	2.00	2.46	1.92	(0.91)

Total from investment operations	(3.12)	2.10	2.57	2.13	(0.45)

Net Asset Value, end of period	$13.23	$16.35	$14.25	$11.68	$9.55

Total Return(c)	(19.08)%	14.74%	22.00%	22.30%	(4.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$492	$1,453	$1,323	$977	$298
Average net assets (in millions)	$922	$1,403	$1,043	$663	$151
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.61%	0.61%	0.61%	0.61%	0.60	%(e)
Expenses before waivers and/or expense reimbursement	0.94%	0.93%	0.94%	0.95%	1.01	%(e)
Net investment income (loss)	0.84%	0.65%	0.85%	1.93%	6.86	%(e)
Portfolio turnover rate(f)	104%	10%	68%	13%	20%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BLACKROCK 60/40 TARGET ALLOCATION ETF PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 99.7%
EXCHANGE-TRADED FUNDS**
iShares 0-5 Year High Yield Corporate Bond ETF	78,519	$3,210,642
iShares 10-20 Year Treasury Bond ETF	24,184	2,616,225
iShares Convertible Bond ETF(a)	16,334	1,134,723
iShares Core S&P 500 ETF	73,354	28,183,340
iShares Core S&P Small-Cap ETF(a)	17,727	1,677,683
iShares Core Total USD Bond Market ETF	526,888	23,673,078
iShares ESG Aware MSCI USA ETF	145,369	12,320,023
iShares Fallen Angels USD Bond ETF	47,697	1,173,824
iShares GSCI Commodity Dynamic ETF(a)	35,463	999,702
iShares MBS ETF(a)	70,071	6,499,085
iShares MSCI EAFE Growth ETF(a)	62,471	5,232,571
iShares MSCI EAFE Value ETF(a)	164,820	7,561,942
iShares MSCI Emerging Markets Min Vol Factor ETF(a)	91,295	4,843,200
iShares MSCI USA Min Vol Factor ETF	29,731	2,143,605
iShares MSCI USA Momentum Factor ETF	14,884	2,172,022
iShares U.S. Infrastructure ETF	30,262	1,097,300
iShares U.S. Treasury Bond ETF(a)	169,007	3,839,839

TOTAL LONG-TERM INVESTMENTS (cost $109,618,836)		108,378,804

SHORT-TERM INVESTMENTS — 21.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	165,023	165,023
PGIM Institutional Money Market Fund (cost $22,939,321; includes $22,875,872 of cash collateral for securities on loan)(b)(wa)	22,949,548	22,938,072

TOTAL SHORT-TERM INVESTMENTS (cost $23,104,344)		23,103,095

TOTAL INVESTMENTS—121.0% (cost $132,723,180)		131,481,899
Liabilities in excess of other assets — (21.0)%		(22,777,444)

NET ASSETS — 100.0%		$108,704,455

See the Glossary for a list of the abbreviation(s) used in the annual report.

**	Investments are affiliated with the Subadvisor.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $22,260,887; cash collateral of $22,875,872 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Exchange-Traded Funds	$108,378,804	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BLACKROCK 60/40 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Funds	$23,103,095	$—	$—

Total	$131,481,899	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Exchange-Traded Funds	99.7%
Affiliated Mutual Funds (21.0% represents investments purchased with collateral from securities on loan)	21.3

121.0
Liabilities in excess of other assets	(21.0)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$22,260,887	$(22,260,887)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BLACKROCK 60/40 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $22,260,887:
Unaffiliated investments (cost $109,618,836)	$108,378,804
Affiliated investments (cost $23,104,344)	23,103,095
Receivable for Portfolio shares sold	247,509
Due from Manager	5,767
Prepaid expenses	3,070

Total Assets	131,738,245

LIABILITIES
Payable to broker for collateral for securities on loan	22,875,872
Accrued expenses and other liabilities	153,220
Distribution fee payable	3,791
Affiliated transfer agent fee payable	537
Trustees’ fees payable	370

Total Liabilities	23,033,790

NET ASSETS	$108,704,455

Net assets were comprised of:
Partners’ Equity	$108,704,455

Net asset value and redemption price per share, $108,704,455 / 8,348,287 outstanding shares of beneficial interest	$13.02

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$3,997,760
Income from securities lending, net (including affiliated income of $85,911)	213,444
Affiliated dividend income	33,143

Total income	4,244,347

EXPENSES
Management fee	935,133
Distribution fee	445,302
Custodian and accounting fees	53,006
Legal fees and expenses	39,567
Audit fee	26,600
Trustees’ fees	11,271
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Shareholders’ reports	7,076
Miscellaneous	34,360

Total expenses	1,560,241
Less: Fee waiver and/or expense reimbursement	(473,991)

Net expenses	1,086,250

NET INVESTMENT INCOME (LOSS)	3,158,097

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(7,027))	(6,614,961)
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(1,249))	(39,114,684)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(45,729,645)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(42,571,548)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,158,097	$4,223,790
Net realized gain (loss) on investment transactions	(6,614,961)	21,864,084
Net change in unrealized appreciation (depreciation) on investments	(39,114,684)	874,716

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(42,571,548)	26,962,590

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [9,430,941 and 156,652 shares, respectively]	125,031,377	2,239,891
Portfolio shares purchased [17,516,443 and 777,143 shares, respectively]	(226,959,782)	(11,449,578)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(101,928,405)	(9,209,687)

TOTAL INCREASE (DECREASE)	(144,499,953)	17,752,903
NET ASSETS:
Beginning of year	253,204,408	235,451,505

End of year	$108,704,455	$253,204,408

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BLACKROCK 60/40 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			January 02, 2019(a) through December 31, 2019
	2022	2021	2020
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$15.41	$13.81	$11.93	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.25	0.25	0.17	0.28
Net realized and unrealized gain (loss) on investment transactions	(2.64)	1.35	1.71	1.65

Total from investment operations	(2.39)	1.60	1.88	1.93

Net Asset Value, end of period	$13.02	$15.41	$13.81	$11.93

Total Return(c)	(15.51)%	11.59%	15.76%	19.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$109	$253	$235	$147
Average net assets (in millions)	$178	$247	$183	$63
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.61%	0.57%	0.59%	0.63	%(e)
Expenses before waivers and/or expense reimbursement	0.88%	0.83%	0.86%	0.94	%(e)
Net investment income (loss)	1.77%	1.71%	1.40%	2.42	%(e)
Portfolio turnover rate(f)	117%	66%	112%	37%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BLACKROCK 80/20 TARGET ALLOCATION ETF PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 99.9%
EXCHANGE-TRADED FUNDS**
iShares 0-5 Year High Yield Corporate Bond ETF	83,855	$3,428,831
iShares 10-20 Year Treasury Bond ETF	31,784	3,438,393
iShares Convertible Bond ETF(a)	20,003	1,389,609
iShares Core S&P 500 ETF	120,061	46,128,637
iShares Core S&P Small-Cap ETF(a)	21,793	2,062,490
iShares Core Total USD Bond Market ETF(a)	306,812	13,785,063
iShares ESG Aware MSCI USA ETF(a)	263,739	22,351,880
iShares GSCI Commodity Dynamic ETF(a)	44,557	1,256,062
iShares MBS ETF(a)	44,903	4,164,753
iShares MSCI EAFE Growth ETF(a)	104,761	8,774,781
iShares MSCI EAFE Value ETF(a)	292,693	13,428,755
iShares MSCI Emerging Markets Min Vol Factor ETF(a)	156,947	8,326,038
iShares MSCI USA Min Vol Factor ETF	47,919	3,454,960
iShares MSCI USA Momentum Factor ETF(a)	23,759	3,467,151
iShares U.S. Energy ETF(a)	29,853	1,387,866
iShares U.S. Infrastructure ETF	40,128	1,455,041

TOTAL LONG-TERM INVESTMENTS (cost $138,451,561)		138,300,310

SHORT-TERM INVESTMENTS — 33.2%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	94,281	94,281
PGIM Institutional Money Market Fund (cost $45,830,624; includes $45,694,511 of cash collateral for securities on loan)(b)(wa)	45,855,357	45,832,430

TOTAL SHORT-TERM INVESTMENTS (cost $45,924,905)		45,926,711

TOTAL INVESTMENTS—133.1% (cost $184,376,466)		184,227,021

Liabilities in excess of other assets — (33.1)%		(45,809,744)

NET ASSETS — 100.0%		$138,417,277

See the Glossary for a list of the abbreviation(s) used in the annual report.

**	Investments are affiliated with the Subadvisor.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $44,555,751; cash collateral of $45,694,511 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Exchange-Traded Funds	$138,300,310	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BLACKROCK 80/20 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Funds	$45,926,711	$—	$—

Total	$184,227,021	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Exchange-Traded Funds	99.9%
Affiliated Mutual Funds (33.0% represents investments purchased with collateral from securities on loan)	33.2

133.1
Liabilities in excess of other assets	(33.1)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:
Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$44,555,751	$(44,555,751)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BLACKROCK 80/20 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $44,555,751:
Unaffiliated investments (cost $138,451,561)	$138,300,310
Affiliated investments (cost $45,924,905)	45,926,711
Receivable for Portfolio shares sold	149,277
Prepaid expenses	4,649

Total Assets	184,380,947

LIABILITIES
Payable to broker for collateral for securities on loan	45,694,511
Accrued expenses and other liabilities	259,113
Distribution fee payable	4,788
Management fee payable	4,320
Affiliated transfer agent fee payable	537
Trustees’ fees payable	401

Total Liabilities	45,963,670

NET ASSETS	$138,417,277

Net assets were comprised of:
Partners’ Equity	$138,417,277

Net asset value and redemption price per share, $138,417,277 / 9,680,798 outstanding shares of beneficial interest	$14.30

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$5,245,511
Income from securities lending, net (including affiliated income of $177,674)	302,315
Affiliated dividend income	57,791

Total income	5,605,617

EXPENSES
Management fee	1,300,094
Distribution fee	619,092
Custodian and accounting fees	49,307
Legal fees and expenses	39,944
Audit fee	26,600
Trustees’ fees	12,501
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Shareholders’ reports	7,099
Miscellaneous	52,338

Total expenses	2,114,901
Less: Fee waiver and/or expense reimbursement	(634,010)

Net expenses	1,480,891

NET INVESTMENT INCOME (LOSS)	4,124,726

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(1,234))	4,774,828
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $1,806)	(75,055,692)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(70,280,864)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(66,156,138)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$4,124,726	$5,947,910
Net realized gain (loss) on investment transactions	4,774,828	31,588,878
Net change in unrealized appreciation (depreciation) on investments	(75,055,692)	13,573,245

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(66,156,138)	51,110,033

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [15,772,057 and 358,839 shares, respectively]	229,210,599	5,499,115
Portfolio shares purchased [27,646,527 and 796,245 shares, respectively]	(390,329,015)	(12,756,270)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(161,118,416)	(7,257,155)

TOTAL INCREASE (DECREASE)	(227,274,554)	43,852,878
NET ASSETS:
Beginning of year	365,691,831	321,838,953

End of year	$138,417,277	$365,691,831

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BLACKROCK 80/20 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			January 02, 2019(a) through
	2022	2021	2020	December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$16.97	$14.63	$12.36	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.25	0.27	0.15	0.29
Net realized and unrealized gain (loss) on investment transactions	(2.92)	2.07	2.12	2.07

Total from investment operations	(2.67)	2.34	2.27	2.36

Net Asset Value, end of period	$14.30	$16.97	$14.63	$12.36

Total Return(c)	(15.73)%	15.99%	18.37%	23.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$138	$366	$322	$200
Average net assets (in millions)	$248	$348	$241	$84
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.56%	0.58%	0.64	%(e)
Expenses before waivers and/or expense reimbursement	0.86%	0.82%	0.84%	0.90	%(e)
Net investment income (loss)	1.67%	1.71%	1.16%	2.49	%(e)
Portfolio turnover rate(f)	136%	53%	133%	38%
(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 98.6%
COMMON STOCKS
Aerospace & Defense — 5.1%
Northrop Grumman Corp.	21,758	$11,871,382
Raytheon Technologies Corp.	292,630	29,532,220

		41,403,602

Air Freight & Logistics — 2.0%
United Parcel Service, Inc. (Class B Stock)	91,802	15,958,860

Automobiles — 0.7%
General Motors Co.	159,183	5,354,916

Banks — 6.3%
Bank of America Corp.	533,594	17,672,633
JPMorgan Chase & Co.	164,234	22,023,779
PNC Financial Services Group, Inc. (The)	68,852	10,874,485

		50,570,897

Beverages — 2.2%
Coca-Cola Co. (The)	282,289	17,956,403

Chemicals — 4.7%
Linde PLC (United Kingdom)	72,610	23,683,930
PPG Industries, Inc.	110,729	13,923,064

		37,606,994

Commercial Services & Supplies — 1.5%
Waste Management, Inc.	77,883	12,218,285

Communications Equipment — 1.5%
Cisco Systems, Inc.	247,761	11,803,334

Construction Materials — 2.2%
Vulcan Materials Co.	100,941	17,675,778

Diversified Financial Services — 3.0%
Apollo Global Management, Inc.	379,168	24,187,127

Diversified Telecommunication Services — 1.4%
Verizon Communications, Inc.	291,022	11,466,267

Electric Utilities — 1.5%
Edison International	191,694	12,195,572

Entertainment — 1.1%
Walt Disney Co. (The)*	106,135	9,221,009

Equity Real Estate Investment Trusts (REITs) — 3.0%
American Tower Corp.	54,861	11,622,851
AvalonBay Communities, Inc.	79,734	12,878,636

		24,501,487

Food Products — 4.1%
Mondelez International, Inc. (Class A Stock)	275,721	18,376,805
Nestle SA, ADR	126,328	14,570,671

		32,947,476

Health Care Equipment & Supplies — 2.8%
Becton, Dickinson & Co.	90,555	23,028,136

Health Care Providers & Services — 2.6%
UnitedHealth Group, Inc.	39,416	20,897,575

Household Products — 2.2%
Procter & Gamble Co. (The)	118,430	17,949,251

	Shares	Value
COMMON STOCKS (continued)
Insurance — 5.7%
American International Group, Inc.	216,709	$13,704,677
MetLife, Inc.	199,029	14,403,729
Travelers Cos., Inc. (The)	96,881	18,164,219

		46,272,625

IT Services — 3.9%
Mastercard, Inc. (Class A Stock)	42,378	14,736,102
Visa, Inc. (Class A Stock)(a)	82,015	17,039,436

		31,775,538

Media — 2.3%
Comcast Corp. (Class A Stock)	529,114	18,503,117

Metals & Mining — 0.8%
Freeport-McMoRan, Inc.	167,851	6,378,338

Multi-Utilities — 2.0%
Sempra Energy	105,496	16,303,352

Oil, Gas & Consumable Fuels — 9.3%
Chesapeake Energy Corp.	105,410	9,947,542
Enbridge, Inc. (Canada)(a)	583,031	22,796,512
EQT Corp.(a)	225,277	7,621,121
Pioneer Natural Resources Co.	43,632	9,965,112
Williams Cos., Inc. (The)	763,003	25,102,799

		75,433,086

Pharmaceuticals — 7.8%
Johnson & Johnson	130,652	23,079,676
Merck & Co., Inc.	220,183	24,429,304
Pfizer, Inc.	296,633	15,199,475

		62,708,455

Road & Rail — 1.9%
Union Pacific Corp.	72,845	15,084,014

Semiconductors & Semiconductor Equipment — 3.2%
Broadcom, Inc.	21,056	11,773,041
Intel Corp.	297,728	7,868,951
Texas Instruments, Inc.	35,716	5,900,998

		25,542,990

Software — 7.9%
Microsoft Corp.	148,956	35,722,628
Oracle Corp.	172,538	14,103,256
SAP SE (Germany), ADR(a)	131,932	13,614,063

		63,439,947

Specialty Retail — 2.3%
Home Depot, Inc. (The)	59,958	18,938,334

Technology Hardware, Storage & Peripherals — 3.6%
Apple, Inc.	225,369	29,282,194

TOTAL LONG-TERM INVESTMENTS (cost $660,582,563)		796,604,959

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

SHORT-TERM INVESTMENTS — 6.7%
AFFILIATED MUTUAL FUND — 5.4%
PGIM Institutional Money Market Fund (cost $43,700,550; includes $43,577,666 of cash collateral for securities on loan)(b)(we)	43,729,660	$43,707,796

UNAFFILIATED FUND — 1.3%
Fidelity Government Portfolio (Institutional Shares)	10,093,327	10,093,327

(cost $10,093,327)
TOTAL SHORT-TERM INVESTMENTS (cost $53,793,877)		53,801,123

TOTAL INVESTMENTS—105.3% (cost $714,376,440)		850,406,082
Liabilities in excess of other assets — (5.3)%		(42,604,184)

NET ASSETS — 100.0%		$807,801,898

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $42,439,524; cash collateral of $43,577,666 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(we)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$41,403,602	$—	$—
Air Freight & Logistics	15,958,860	—	—
Automobiles	5,354,916	—	—
Banks	50,570,897	—	—
Beverages	17,956,403	—	—
Chemicals	37,606,994	—	—
Commercial Services & Supplies	12,218,285	—	—
Communications Equipment	11,803,334	—	—
Construction Materials	17,675,778	—	—
Diversified Financial Services	24,187,127	—	—
Diversified Telecommunication Services	11,466,267	—	—
Electric Utilities	12,195,572	—	—
Entertainment	9,221,009	—	—
Equity Real Estate Investment Trusts (REITs)	24,501,487	—	—
Food Products	32,947,476	—	—
Health Care Equipment & Supplies	23,028,136	—	—
Health Care Providers & Services	20,897,575	—	—
Household Products	17,949,251	—	—
Insurance	46,272,625	—	—
IT Services	31,775,538	—	—
Media	18,503,117	—	—
Metals & Mining	6,378,338	—	—
Multi-Utilities	16,303,352	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Oil, Gas & Consumable Fuels	$75,433,086	$—	$—
Pharmaceuticals	62,708,455	—	—
Road & Rail	15,084,014	—	—
Semiconductors & Semiconductor Equipment	25,542,990	—	—
Software	63,439,947	—	—
Specialty Retail	18,938,334	—	—
Technology Hardware, Storage & Peripherals	29,282,194	—	—
Short-Term Investments
Affiliated Mutual Fund	43,707,796	—	—
Unaffiliated Fund	10,093,327	—	—

Total	$850,406,082	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Oil, Gas & Consumable Fuels	9.3%
Software	7.9
Pharmaceuticals	7.8
Banks	6.3
Insurance	5.7
Affiliated Mutual Fund (5.4% represents investments purchased with collateral from securities on loan)	5.4
Aerospace & Defense	5.1
Chemicals	4.7
Food Products	4.1
IT Services	3.9
Technology Hardware, Storage & Peripherals	3.6
Semiconductors & Semiconductor Equipment	3.2
Equity Real Estate Investment Trusts (REITs)	3.0
Diversified Financial Services	3.0
Health Care Equipment & Supplies	2.8
Health Care Providers & Services	2.6
Specialty Retail	2.3
Media	2.3

Beverages	2.2%
Household Products	2.2
Construction Materials	2.2
Multi-Utilities	2.0
Air Freight & Logistics	2.0
Road & Rail	1.9
Commercial Services & Supplies	1.5
Electric Utilities	1.5
Communications Equipment	1.5
Diversified Telecommunication Services	1.4
Unaffiliated Fund	1.3
Entertainment	1.1
Metals & Mining	0.8
Automobiles	0.7

105.3
Liabilities in excess of other assets	(5.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$42,439,524	$(42,439,524)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2022	STATEMENT OF OPERATIONS Year Ended December 31, 2022

ASSETS
Investments at value, including securities on loan of $42,439,524:
Unaffiliated investments (cost $670,675,890)	$806,698,286
Affiliated investments (cost $43,700,550)	43,707,796
Tax reclaim receivable	1,061,818
Dividends receivable	811,051
Receivable for Portfolio shares sold	9,693
Prepaid expenses and other assets	21,954

Total Assets	852,310,598

LIABILITIES
Payable to broker for collateral for securities on loan	43,577,666
Payable to affiliate	426,943
Management fee payable	192,247
Accrued expenses and other liabilities	178,445
Payable for Portfolio shares purchased	104,321
Distribution fee payable	27,712
Trustees’ fees payable	829
Affiliated transfer agent fee payable	537

Total Liabilities	44,508,700

NET ASSETS	$807,801,898

Net assets were comprised of:
Partners’ Equity	$807,801,898

Net asset value and redemption price per share, $807,801,898 / 29,971,191 outstanding shares of beneficial interest	$26.95

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $157,942 foreign withholding tax)	$25,213,433
Income from securities lending, net (including affiliated income of $67,173)	71,263

Total income	25,284,696

EXPENSES
Management fee	6,273,694
Distribution fee	2,344,327
Custodian and accounting fees	74,836
Audit fee	26,200
Legal fees and expenses	23,171
Trustees’ fees	22,980
Shareholders’ reports	8,506
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Miscellaneous	40,637

Total expenses	8,822,277
Less: Fee waiver and/or expense reimbursement	(284,940)

Net expenses	8,537,337

NET INVESTMENT INCOME (LOSS)	16,747,359

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $7,856)	76,853,211
In-kind transactions(1)	46,041,421
Foreign currency transactions	(6,574)

122,888,058

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $7,246)	(207,531,385)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(84,643,327)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(67,895,968)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$16,747,359	$11,304,711
Net realized gain (loss) on investment and foreign currency transactions	122,888,058	291,836,324
Net change in unrealized appreciation (depreciation) on investments	(207,531,385)	33,848,986

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(67,895,968)	336,990,021

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [11,035,680 and 842,338 shares, respectively]	287,111,717	21,754,024
Portfolio shares purchased [17,350,283 and 38,988,509 shares, respectively]	(468,998,916)	(1,015,846,797)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(181,887,199)	(994,092,773)

TOTAL INCREASE (DECREASE)	(249,783,167)	(657,102,752)
NET ASSETS:
Beginning of year	1,057,585,065	1,714,687,817

End of year	$807,801,898	$1,057,585,065

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$29.15	$23.04	$22.00	$16.79		$17.63

Income (Loss) From Investment Operations:
Net investment income (loss)	0.48	0.21	0.29	0.27		0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.68)	5.90	0.75 (b)	4.94		(1.10)

Total from investment operations	(2.20)	6.11	1.04	5.21		(0.84)

Capital Contributions	—	—	—	—	(c)(d)(e)	—	(d)(e)

Net Asset Value, end of year	$26.95	$29.15	$23.04	$22.00		$16.79

Total Return(f)	(7.55)%	26.52%	4.73%	31.03	%(g)	(4.76	)%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$808	$1,058	$1,715	$2,469		$1,337
Average net assets (in millions)	$938	$1,340	$1,972	$1,884		$1,564
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.91%	0.91%	0.91%	0.91%		0.89%
Expenses before waivers and/or expense reimbursement	0.94%	0.93%	0.92%	0.92%		0.93%
Net investment income (loss)	1.79%	0.84%	1.42%	1.33%		1.47%
Portfolio turnover rate(i)	34%	9%	69%	18%		9%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Amount rounds to zero.
(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST COHEN & STEERS GLOBAL REALTY PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS
Australia — 3.9%
Charter Hall Group, REIT	113,441	$920,218
Dexus, REIT	85,403	448,371
Goodman Group, REIT	35,349	415,717
Ingenia Communities Group, REIT	114,845	347,524
Stockland, REIT	164,849	406,000

		2,537,830

Belgium — 0.8%
Aedifica SA, REIT	3,046	247,847
Warehouses De Pauw CVA, REIT	9,846	282,056

		529,903

Canada — 1.1%
RioCan Real Estate Investment Trust, REIT	47,424	740,081

France — 3.6%
ARGAN SA, REIT	4,959	402,456
Covivio, REIT	3,600	213,691
ICADE, REIT	8,711	375,712
Klepierre SA, REIT*	38,422	886,804
Mercialys SA, REIT	16,766	175,421
Unibail-Rodamco-Westfield, REIT*	5,201	271,888

		2,325,972

Germany — 1.6%
LEG Immobilien SE	12,961	845,300
Sirius Real Estate Ltd.	214,417	191,362

		1,036,662

Hong Kong — 5.5%
CK Asset Holdings Ltd.	96,597	592,446
Hang Lung Properties Ltd.	184,000	358,434
Link REIT, REIT	136,443	998,400
Sun Hung Kai Properties Ltd.	76,606	1,046,390
Wharf Real Estate Investment Co. Ltd.	92,701	539,903

		3,535,573

Japan — 11.0%
Advance Residence Investment Corp., REIT	217	559,627
Daiwa House REIT Investment Corp., REIT	278	619,845
Invincible Investment Corp., REIT	966	374,317
Japan Metropolitan Fund Investment Corp., REIT	1,101	875,861
Kenedix Office Investment Corp., REIT	110	267,154
Mitsubishi Estate Co. Ltd.	62,100	804,417
Mitsui Fudosan Co. Ltd.	48,626	888,736
Nippon Prologis REIT, Inc., REIT	328	769,021
Nomura Real Estate Master Fund, Inc., REIT	485	600,863
Sumitomo Realty & Development Co. Ltd.	38,059	896,972
United Urban Investment Corp., REIT	385	439,861

		7,096,674

	Shares	Value

COMMON STOCKS (continued)
Macau — 0.8%
Sands China Ltd.*	151,209	$496,000

Netherlands — 0.4%
Eurocommercial Properties NV, REIT	10,289	249,264

Singapore — 3.5%
CapitaLand Ascendas REIT, REIT	232,800	476,791
Capitaland Investment Ltd.	304,398	841,263
Frasers Logistics & Commercial Trust, REIT	476,100	412,224
Parkway Life Real Estate Investment Trust, REIT	184,144	517,293

		2,247,571

Spain — 1.3%
Cellnex Telecom SA, 144A	12,869	426,881
Merlin Properties Socimi SA, REIT	48,243	452,466

		879,347

Sweden — 1.0%
Catena AB	12,761	476,656
Wihlborgs Fastigheter AB	25,975	196,154

		672,810

United Kingdom — 4.3%
Assura PLC, REIT	350,500	230,964
British Land Co. PLC (The), REIT	93,831	445,487
Great Portland Estates PLC, REIT	25,778	153,636
LondonMetric Property PLC, REIT	71,572	148,566
LXI REIT PLC, REIT	106,068	144,945
Safestore Holdings PLC, REIT	66,143	754,255
Segro PLC, REIT	32,834	302,475
Tritax Big Box REIT PLC, REIT	169,604	284,244
UNITE Group PLC (The), REIT	9,662	105,999
Urban Logistics REIT PLC, REIT	134,334	218,729

		2,789,300

United States — 60.2%
Americold Realty Trust, Inc., REIT	45,698	1,293,710
Apartment Income REIT Corp., REIT	17,156	588,622
Boyd Gaming Corp.	6,663	363,334
Brixmor Property Group, Inc., REIT	11,655	264,219
Camden Property Trust, REIT	11,586	1,296,242
Cousins Properties, Inc., REIT	19,963	504,864
Digital Realty Trust, Inc., REIT	28,386	2,846,264
Equinix, Inc., REIT	2,684	1,758,101
Essex Property Trust, Inc., REIT	1,671	354,118
Extra Space Storage, Inc., REIT	8,086	1,190,098
Healthcare Realty Trust, Inc., REIT	52,168	1,005,277
Healthpeak Properties, Inc., REIT	13,015	326,286
Highwoods Properties, Inc., REIT	17,786	497,652
Host Hotels & Resorts, Inc., REIT	56,368	904,707
Invitation Homes, Inc., REIT	92,691	2,747,361
Jones Lang LaSalle, Inc.*	3,622	577,238
Kimco Realty Corp., REIT	52,822	1,118,770
Mid-America Apartment Communities, Inc., REIT	11,008	1,728,146
Prologis, Inc., REIT	43,166	4,866,103
Public Storage, REIT	9,551	2,676,095
Realty Income Corp., REIT	44,584	2,827,963

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST COHEN & STEERS GLOBAL REALTY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Simon Property Group, Inc., REIT	23,537	$2,765,127
Spirit Realty Capital, Inc., REIT	14,059	561,376
Sun Communities, Inc., REIT	10,803	1,544,829
UDR, Inc., REIT	32,010	1,239,747
Welltower, Inc., REIT	47,231	3,095,992

		38,942,241

TOTAL LONG-TERM INVESTMENTS (cost $68,184,571)		64,079,228

SHORT-TERM INVESTMENT — 1.3%
UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares)	822,890	822,890

(cost $822,890)
TOTAL INVESTMENTS—100.3% (cost $69,007,461)		64,902,118
Liabilities in excess of other assets — (0.3)%		(190,348)

NET ASSETS — 100.0%		$64,711,770

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$2,537,830	$—
Belgium	—	529,903	—
Canada	740,081	—	—
France	—	2,325,972	—
Germany	—	1,036,662	—
Hong Kong	—	3,535,573	—
Japan	—	7,096,674	—
Macau	—	496,000	—
Netherlands	—	249,264	—
Singapore	—	2,247,571	—
Spain	—	879,347	—
Sweden	—	672,810	—
United Kingdom	—	2,789,300	—
United States	38,942,241	—	—
Short-Term Investment
Unaffiliated Fund	822,890	—	—

Total	$40,505,212	$24,396,906	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST COHEN & STEERS GLOBAL REALTY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Retail REITs	18.2%
Residential REITs	16.2
Industrial REITs	15.2
Specialized REITs	14.2
Health Care REITs	8.5
Diversified REITs	6.8
Diversified Real Estate Activities	5.6
Real Estate Operating Companies	5.3
Office REITs	3.2
Hotel & Resort REITs	2.0

Casinos & Gaming	1.4%
Unaffiliated Fund	1.3
Real Estate Services	0.9
Real Estate Development	0.9
Integrated Telecommunication Services	0.6

100.3
Liabilities in excess of other assets	(0.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST COHEN & STEERS GLOBAL REALTY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value:
Unaffiliated investments (cost $69,007,461)	$64,902,118
Foreign currency, at value (cost $47,368)	47,422
Tax reclaim receivable	422,561
Receivable for investments sold	247,307
Dividends receivable	209,921
Receivable for Portfolio shares sold	4,136
Receivable from affiliate	2,439
Prepaid expenses	1,789

Total Assets	65,837,693

LIABILITIES
Payable to custodian	677,000
Payable to affiliate	343,475
Accrued expenses and other liabilities	84,099
Management fee payable	17,646
Distribution fee payable	2,217
Payable for Portfolio shares purchased	609
Affiliated transfer agent fee payable	537
Trustees’ fees payable	340

Total Liabilities	1,125,923

NET ASSETS	$64,711,770

Net assets were comprised of:
Partners’ Equity	$64,711,770

Net asset value and redemption price per share, $64,711,770 / 4,715,240 outstanding shares of beneficial interest	$13.72

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $139,324 foreign withholding tax, of which $17,005 is reimbursable by an affiliate)	$2,067,591
Income from securities lending, net (including affiliated income of $7,996)	10,365
Affiliated dividend income	21

Total income	2,077,977

EXPENSES
Management fee	683,571
Distribution fee	205,277
Custodian and accounting fees	89,171
Audit fee	45,800
Legal fees and expenses	28,296
Trustees’ fees	9,570
Shareholders’ reports	8,505
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Miscellaneous	35,020

Total expenses	1,113,136
Less: Fee waiver and/or expense reimbursement	(212,665)

Net expenses	900,471

NET INVESTMENT INCOME (LOSS)	1,177,506

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,602)	(1,789,096)
Foreign currency transactions	(26,458)

(1,815,554)

Net change in unrealized appreciation (depreciation) on:
Investments	(26,041,952)
Foreign currencies	(5,140)

(26,047,092)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(27,862,646)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(26,685,140)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$1,177,506	$2,155,394
Net realized gain (loss) on investment and foreign currency transactions	(1,815,554)	68,903,606
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(26,047,092)	(11,341,302)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(26,685,140)	59,717,698

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,469,650 and 700,929 shares, respectively]	21,214,106	10,900,275
Portfolio shares purchased [3,117,489 and 14,512,545 shares, respectively]	(46,913,030)	(246,050,601)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(25,698,924)	(235,150,326)

TOTAL INCREASE (DECREASE)	(52,384,064)	(175,432,628)
NET ASSETS:
Beginning of year	117,095,834	292,528,462

End of year	$64,711,770	$117,095,834

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST COHEN & STEERS GLOBAL REALTY PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022		2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$18.40		$14.50	$14.94	$11.94		$12.53

Income (Loss) From Investment Operations:
Net investment income (loss)	0.22		0.17	0.24	0.21		0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.90)		3.73	(0.68)	2.79		(0.84)

Total from investment operations	(4.68)		3.90	(0.44)	3.00		(0.60)

Capital Contributions	—		—	—	—	(b)(c)(d)	0.01	(c)

Net Asset Value, end of year	$13.72		$18.40	$14.50	$14.94		$11.94

Total Return(e)	(25.43)%		26.90%	(2.95)%	25.13	%(f)	(4.71	)%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$65		$117	$293	$357		$336
Average net assets (in millions)	$82		$199	$258	$351		$392
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement.	1.10	%(i)	1.10%	1.15%	1.11%		1.14%
Expenses before waivers and/or expense reimbursement	1.36%		1.19%	1.20%	1.16%		1.14%
Net investment income (loss)	1.43%		1.08%	1.78%	1.52%		1.98%
Portfolio turnover rate(j)	65%		44%	123%	140%		67%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (4.79)%.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.01% for the year ended December 31, 2022.
(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST COHEN & STEERS REALTY PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 98.9%
COMMON STOCKS
Casinos & Gaming — 0.9%
Boyd Gaming Corp.	71,633	$3,906,148

Health Care REITs — 10.8%
Healthcare Realty Trust, Inc.(a)	494,803	9,534,854
Healthpeak Properties, Inc.	228,256	5,722,378
Welltower, Inc.	476,801	31,254,305

		46,511,537

Hotel & Resort REITs — 2.3%
Host Hotels & Resorts, Inc.	608,188	9,761,417

Industrial REITs — 13.1%
Americold Realty Trust, Inc.(a)	489,104	13,846,534
Prologis, Inc.	377,585	42,565,157

		56,411,691

Office REITs — 1.8%
Highwoods Properties, Inc.(a)	279,386	7,817,220

Real Estate Services — 1.9%
Jones Lang LaSalle, Inc.*	52,626	8,387,006

Residential REITs — 21.9%
American Homes 4 Rent (Class A Stock)	277,532	8,364,814
Apartment Income REIT Corp.	200,664	6,884,782
Camden Property Trust	133,837	14,973,684
Essex Property Trust, Inc.	9,984	2,115,809
Invitation Homes, Inc.(a)	708,824	21,009,543
Mid-America Apartment Communities, Inc.	87,140	13,680,109
Sun Communities, Inc.	106,032	15,162,576
UDR, Inc.	325,185	12,594,415

		94,785,732

Retail REITs — 16.0%
Kimco Realty Corp.	381,762	8,085,719
Realty Income Corp.	360,424	22,861,694
Simon Property Group, Inc.	232,492	27,313,160
SITE Centers Corp.	240,738	3,288,481
Spirit Realty Capital, Inc.	190,622	7,611,537

		69,160,591

Specialized REITs — 30.2%
American Tower Corp.	141,067	29,886,455
Crown Castle, Inc.	130,956	17,762,872
Digital Realty Trust, Inc.	281,562	28,232,222
Equinix, Inc.	24,075	15,769,847

	Shares	Value
COMMON STOCKS (continued)
Specialized REITs (cont’d.)
Extra Space Storage, Inc.	36,861	$5,425,202
Public Storage	101,196	28,354,107
SBA Communications Corp.	12,293	3,445,851
Weyerhaeuser Co.	52,784	1,636,304

		130,512,860

TOTAL LONG-TERM INVESTMENTS (cost $465,882,457)		427,254,202

SHORT-TERM INVESTMENTS — 1.5%
AFFILIATED MUTUAL FUND — 0.4%
PGIM Institutional Money Market Fund (cost $2,004,877; includes $1,922,808 of cash collateral for securities on loan)(b)(wa)	2,005,906	2,004,903

UNAFFILIATED FUND — 1.1%
Dreyfus Government Cash Management (Institutional Shares)	4,621,900	4,621,900

(cost $4,621,900)
TOTAL SHORT-TERM INVESTMENTS (cost $6,626,777)		6,626,803

TOTAL INVESTMENTS—100.4% (cost $472,509,234)		433,881,005
Liabilities in excess of other assets — (0.4)%		(1,871,623)

NET ASSETS — 100.0%		$432,009,382

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,946,813; cash collateral of $1,922,808 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Casinos & Gaming	$3,906,148	$—	$—
Health Care REITs	46,511,537	—	—
Hotel & Resort REITs	9,761,417	—	—
Industrial REITs	56,411,691	—	—
Office REITs	7,817,220	—	—
Real Estate Services	8,387,006	—	—
Residential REITs	94,785,732	—	—
Retail REITs	69,160,591	—	—
Specialized REITs	130,512,860	—	—
Short-Term Investments
Affiliated Mutual Fund	2,004,903	—	—
Unaffiliated Fund	4,621,900	—	—

Total	$433,881,005	$—	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Specialized REITs	30.2%
Residential REITs	21.9
Retail REITs	16.0
Industrial REITs	13.1
Health Care REITs	10.8
Hotel & Resort REITs	2.3
Real Estate Services	1.9
Office REITs	1.8

Unaffiliated Fund	1.1%
Casinos & Gaming	0.9
Affiliated Mutual Fund (0.4% represents investments purchased with collateral from securities on loan)	0.4

100.4
Liabilities in excess of other assets	(0.4)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:
Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,946,813	$(1,922,808)	$24,005

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $1,946,813:
Unaffiliated investments (cost $470,504,357)	$431,876,102
Affiliated investments (cost $2,004,877)	2,004,903
Dividends receivable	1,379,507
Receivable for investments sold	513,180
Receivable for Portfolio shares sold	987
Prepaid expenses	5,541

Total Assets	435,780,220

LIABILITIES
Payable to broker for collateral for securities on loan	1,922,808
Payable for Portfolio shares purchased	1,124,563
Payable for investments purchased	374,184
Accrued expenses and other liabilities	197,353
Management fee payable	135,973
Distribution fee payable	14,869
Trustees’ fees payable	551
Affiliated transfer agent fee payable	537

Total Liabilities	3,770,838

NET ASSETS	$432,009,382

Net assets were comprised of:
Partners’ Equity	$432,009,382

Net asset value and redemption price per share, $432,009,382 / 28,833,126 outstanding shares of beneficial interest	$14.98

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$11,187,913
Affiliated income from securities lending, net	60,800
Affiliated dividend income	94

Total income	11,248,807

EXPENSES
Management fee	4,218,674
Distribution fee	1,273,438
Custodian and accounting fees	55,388
Legal fees and expenses	32,418
Audit fee	23,300
Trustees’ fees	16,431
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,927
Shareholders’ reports	7,634
Miscellaneous	49,546

Total expenses	5,684,756
Less: Fee waiver and/or expense reimbursement	(73,484)

Net expenses	5,611,272

NET INVESTMENT INCOME (LOSS)	5,637,535

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $14,514)	33,252,719
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $26)	(188,063,192)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(154,810,473)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(149,172,938)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$5,637,535	$2,742,924
Net realized gain (loss) on investment transactions	33,252,719	95,584,360
Net change in unrealized appreciation (depreciation) on investments	(188,063,192)	101,607,544

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(149,172,938)	199,934,828

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [10,121,159 and 2,913,405 shares, respectively]	174,191,173	50,542,328
Portfolio shares purchased [8,990,268 and 14,140,873 shares, respectively]	(148,859,916)	(241,433,314)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	25,331,257	(190,890,986)

TOTAL INCREASE (DECREASE)	(123,841,681)	9,043,842
NET ASSETS:
Beginning of year	555,851,063	546,807,221

End of year	$432,009,382	$555,851,063

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$20.07	$14.05	$14.46	$11.02		$11.57

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19	0.08	0.22	0.19		0.21
Net realized and unrealized gain (loss) on investment transactions	(5.28)	5.94	(0.63)	3.25		(0.76)

Total from investment operations	(5.09)	6.02	(0.41)	3.44		(0.55)

Capital Contributions	—	—	—	—	(b)(c)	—

Net Asset Value, end of year	$14.98	$20.07	$14.05	$14.46		$11.02

Total Return(d)	(25.36)%	42.85%	(2.84)%	31.22	%(e)	(4.75)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$432	$556	$547	$616		$506
Average net assets (in millions)	$509	$544	$502	$600		$596
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.10%	1.10%	1.08%	1.05%		1.05%
Expenses before waivers and/or expense reimbursement	1.11%	1.11%	1.11%	1.10%		1.11%
Net investment income (loss)	1.11%	0.50%	1.64%	1.45%		1.89%
Portfolio turnover rate(g)	46%	42%	89%	79%		56%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 95.6%
COMMON STOCKS — 91.5%
Australia — 0.0%
AngloGold Ashanti Ltd., ADR(a)	2,390	$46,414

Brazil — 4.3%
Ambev SA, ADR	44,688	121,551
B3 SA - Brasil Bolsa Balcao	930,974	2,326,153
Banco Bradesco SA, ADR(a)	190,629	549,011
Banco do Brasil SA	171,300	1,108,213
BB Seguridade Participacoes SA	46,424	295,568
BRF SA*	69,300	107,843
CCR SA	62,700	128,665
Cosan SA	284,292	921,311
EDP - Energias do Brasil SA	124,963	493,240
Hapvida Participacoes e Investimentos SA, 144A*	115,500	111,300
Itau Unibanco Holding SA, ADR(a)	18,022	84,884
Klabin SA, UTS	43,200	163,196
Lojas Renner SA	18,600	72,091
Natura & Co. Holding SA	172,200	374,216
Odontoprev SA	232,270	397,179
Suzano SA	10,800	99,717
Ultrapar Participacoes SA	11,600	27,542
Vale SA, ADR(a)	110,402	1,873,522
Vibra Energia SA	85,000	249,221
WEG SA	151,600	1,101,266

		10,605,689

Chile — 1.3%
Antofagasta PLC	55,147	1,029,462
Banco Santander Chile, ADR(a)	59,209	937,871
Cencosud SA	291,306	479,558
Empresas Copec SA	10,290	76,694
Falabella SA	56,929	110,907
Sociedad Quimica y Minera de Chile SA, ADR(a)	5,568	444,549

		3,079,041

China — 30.1%
37 Interactive Entertainment Network Technology Group Co. Ltd. (Class A Stock)	7,800	20,323
3SBio, Inc., 144A	136,103	144,108
Agricultural Bank of China Ltd. (Class A Stock)	102,500	43,081
Aier Eye Hospital Group Co. Ltd. (Class A Stock)	6,000	26,871
Alibaba Group Holding Ltd.*	435,648	4,780,328
Alibaba Group Holding Ltd., ADR*	662	58,316
Aluminum Corp. of China Ltd. (Class A Stock)	17,600	11,338
Aluminum Corp. of China Ltd. (Class H Stock)	802,000	339,385
Anhui Conch Cement Co. Ltd. (Class A Stock)	3,500	13,808
Anhui Gujing Distillery Co. Ltd. (Class A Stock)	500	19,232
Anhui Kouzi Distillery Co. Ltd. (Class A Stock)	500	4,158

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
Asymchem Laboratories Tianjin Co. Ltd. (Class A Stock)	1,200	$25,618
Avary Holding Shenzhen Co. Ltd. (Class A Stock)	7,600	30,097
AVIC Electromechanical Systems Co. Ltd. (Class A Stock)	1,400	2,030
Baidu, Inc. (Class A Stock)*	29,150	415,701
Bank of Beijing Co. Ltd. (Class A Stock)	109,900	68,407
Bank of Changsha Co. Ltd. (Class A Stock)	9,100	8,881
Bank of China Ltd. (Class H Stock)	663,000	239,959
Bank of Communications Co. Ltd. (Class A Stock)	82,600	56,537
Bank of Jiangsu Co. Ltd. (Class A Stock)	46,400	48,816
Bank of Shanghai Co. Ltd. (Class A Stock)	13,200	11,265
Baoshan Iron & Steel Co. Ltd. (Class A Stock)	10,100	8,146
BeiGene Ltd.*	10,100	171,419
Beijing Easpring Material Technology Co. Ltd. (Class A Stock)	1,400	11,386
Beijing Enterprises Holdings Ltd.	80,652	257,506
Beijing Kingsoft Office Software, Inc. (Class A Stock)	364	13,865
Beijing New Building Materials PLC (Class A Stock)	5,700	21,238
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (Class A Stock)	100	1,827
Bloomage Biotechnology Corp. Ltd. (Class A Stock)	353	6,879
Brilliance China Automotive Holdings Ltd.*	376,000	210,509
BYD Co. Ltd. (Class A Stock)	1,600	59,067
BYD Co. Ltd. (Class H Stock)	1,500	36,801
CECEP Wind-Power Corp. (Class A Stock)	22,990	12,641
Chacha Food Co. Ltd. (Class A Stock)	600	4,325
Changchun High & New Technology Industry Group, Inc. (Class A Stock)	1,900	45,610
Chengxin Lithium Group Co. Ltd. (Class A Stock)	300	1,617
China Cinda Asset Management Co. Ltd. (Class H Stock)	2,321,000	320,291
China CITIC Bank Corp. Ltd. (Class H Stock)	2,005,698	887,566
China Coal Energy Co. Ltd. (Class H Stock)	77,000	62,520
China Construction Bank Corp. (Class H Stock)	5,198,669	3,251,193
China Everbright Bank Co. Ltd. (Class A Stock)	91,200	40,419
China Everbright Bank Co. Ltd. (Class H Stock)	1,464,000	445,749
China Feihe Ltd., 144A	243,000	205,738
China Galaxy Securities Co. Ltd. (Class A Stock)	4,100	5,488
China Gas Holdings Ltd.	58,800	85,217

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
China Hongqiao Group Ltd.	360,000	$339,536
China Jushi Co. Ltd. (Class A Stock)	6,500	12,848
China Lesso Group Holdings Ltd.	110,000	114,098
China Literature Ltd., 144A*	35,000	135,012
China Medical System Holdings Ltd.	108,959	170,498
China Merchants Bank Co. Ltd. (Class A Stock)	22,136	118,559
China Merchants Bank Co. Ltd. (Class H Stock)	562,000	3,110,027
China Merchants Energy Shipping Co. Ltd. (Class A Stock)	8,200	6,601
China Merchants Port Holdings Co. Ltd.	133,909	195,506
China Merchants Securities Co. Ltd. (Class A Stock)	2,100	4,026
China National Building Material Co. Ltd. (Class H Stock)	422,554	345,257
China National Chemical Engineering Co. Ltd. (Class A Stock)	22,300	25,543
China National Nuclear Power Co. Ltd. (Class A Stock)	54,200	46,932
China Northern Rare Earth Group High-Tech Co. Ltd. (Class A Stock)	4,900	17,662
China Oilfield Services Ltd. (Class H Stock)	24,000	29,171
China Overseas Land & Investment Ltd.	65,000	170,097
China Pacific Insurance Group Co. Ltd. (Class A Stock)	16,400	57,997
China Pacific Insurance Group Co. Ltd. (Class H Stock)	137,000	302,950
China Petroleum & Chemical Corp. (Class A Stock)	48,500	30,522
China Petroleum & Chemical Corp. (Class H Stock)	3,074,000	1,481,090
China Railway Group Ltd. (Class A Stock)	72,500	58,120
China Resources Gas Group Ltd.	231,500	863,623
China Resources Land Ltd.	396,144	1,802,205
China Resources Microelectronics Ltd. (Class A Stock)	577	4,382
China Resources Power Holdings Co. Ltd.	64,000	130,412
China Shenhua Energy Co. Ltd. (Class A Stock)	10,900	43,419
China Shenhua Energy Co. Ltd. (Class H Stock)	12,500	36,008
China State Construction Engineering Corp. Ltd. (Class A Stock)	131,100	102,605
China State Construction International Holdings Ltd.	28,000	31,351
China Taiping Insurance Holdings Co. Ltd.	283,200	351,383
China Tourism Group Duty Free Corp. Ltd. (Class A Stock)	1,593	49,530
China Vanke Co. Ltd. (Class A Stock)	11,400	29,822
China Yangtze Power Co. Ltd. (Class A Stock)	13,500	40,908
Chinasoft International Ltd.*	84,000	72,719

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
Chongqing Brewery Co. Ltd. (Class A Stock)	200	$3,675
Chongqing Fuling Zhacai Group Co. Ltd. (Class A Stock)	5,000	18,589
Chongqing Zhifei Biological Products Co. Ltd. (Class A Stock)	1,900	24,095
CITIC Ltd.	376,187	395,535
CMOC Group Ltd. (Class A Stock)	36,700	24,033
Contemporary Amperex Technology Co. Ltd. (Class A Stock)	17,400	984,844
COSCO SHIPPING Development Co. Ltd. (Class A Stock)	18,500	6,461
COSCO SHIPPING Holdings Co. Ltd. (Class A Stock)	58,200	86,319
COSCO SHIPPING Holdings Co. Ltd. (Class H Stock)	213,000	216,523
Country Garden Services Holdings Co. Ltd.	25,000	61,328
CSPC Pharmaceutical Group Ltd.	294,480	306,575
Daan Gene Co. Ltd. (Class A Stock)	6,500	14,596
Daqin Railway Co. Ltd. (Class A Stock)	70,700	68,229
Dong-E-E-Jiao Co. Ltd. (Class A Stock)	3,200	18,799
Dongfeng Motor Group Co. Ltd. (Class H Stock)	704,000	402,252
Dongyue Group Ltd.	348,000	381,148
East Money Information Co. Ltd. (Class A Stock)	11,784	32,907
ENN Energy Holdings Ltd.	50,700	708,180
ENN Natural Gas Co. Ltd. (Class A Stock)	9,800	22,738
Focus Media Information Technology Co. Ltd. (Class A Stock)	37,700	36,262
Foxconn Industrial Internet Co. Ltd. (Class A Stock)	15,000	19,874
Fuyao Glass Industry Group Co. Ltd. (Class A Stock)	30,900	156,286
Fuyao Glass Industry Group Co. Ltd. (Class H Stock), 144A	320,800	1,339,494
Geely Automobile Holdings Ltd.	173,000	249,904
Gemdale Corp. (Class A Stock)	18,600	27,303
Gree Electric Appliances, Inc. of Zhuhai (Class A Stock)	17,995	83,764
Guangdong Investment Ltd.	530,000	541,157
Guanghui Energy Co. Ltd. (Class A Stock)	18,800	24,504
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (Class A Stock)	4,700	20,201
Guangzhou Kingmed Diagnostics Group Co. Ltd. (Class A Stock)	3,600	40,611
Guangzhou Shiyuan Electronic Technology Co. Ltd. (Class A Stock)	2,600	22,144
Guotai Junan Securities Co. Ltd. (Class A Stock)	12,100	23,719
H World Group Ltd., ADR	3,120	132,350
Haidilao International Holding Ltd., 144A*	19,000	54,189
Haier Smart Home Co. Ltd. (Class A Stock)	2,400	8,449

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
Haier Smart Home Co. Ltd. (Class H Stock)	593,400	$2,014,047
Haitian International Holdings Ltd.	158,000	421,107
Hangzhou Robam Appliances Co. Ltd. (Class A Stock)	6,800	27,221
Henan Shenhuo Coal & Power Co. Ltd. (Class A Stock)	14,100	30,371
Henan Shuanghui Investment & Development Co. Ltd. (Class A Stock)	4,400	16,465
Hengan International Group Co. Ltd.	9,000	47,717
Hithink RoyalFlush Information Network Co. Ltd. (Class A Stock)	600	8,529
Huaibei Mining Holdings Co. Ltd. (Class A Stock)	28,500	52,620
Huaxia Bank Co. Ltd. (Class A Stock)	38,800	29,081
Huayu Automotive Systems Co. Ltd. (Class A Stock)	362,319	904,438
Hubei Xingfa Chemicals Group Co. Ltd. (Class A Stock)	8,300	34,675
Humanwell Healthcare Group Co. Ltd. (Class A Stock)	1,700	5,850
Hunan Valin Steel Co. Ltd. (Class A Stock)	74,900	50,765
Imeik Technology Development Co. Ltd. (Class A Stock)	100	8,163
Industrial & Commercial Bank of China Ltd. (Class A Stock)	50,800	31,839
Industrial & Commercial Bank of China Ltd. (Class H Stock)	581,000	297,989
Industrial Bank Co. Ltd. (Class A Stock)	38,800	98,427
Inner Mongolia Dian Tou Energy Corp. Ltd. (Class A Stock)	6,200	11,031
Inner Mongolia ERDOS Resources Co. Ltd. (Class A Stock)	11,500	25,175
Inner Mongolia Yili Industrial Group Co. Ltd. (Class A Stock)	558,523	2,494,674
Inner Mongolia Yuan Xing Energy Co. Ltd. (Class A Stock)	3,100	3,503
JA Solar Technology Co. Ltd. (Class A Stock)	1,500	12,980
Jafron Biomedical Co. Ltd. (Class A Stock)	1,500	6,708
Jason Furniture Hangzhou Co. Ltd. (Class A Stock)	8,800	54,065
JCET Group Co. Ltd. (Class A Stock)	17,900	59,505
JD.com, Inc., ADR	17,617	988,842
JD.com, Inc. (Class A Stock)	43,283	1,208,316
Jiangsu Hengrui Pharmaceuticals Co. Ltd. (Class A Stock)	2,700	14,997
Jiangsu King’s Luck Brewery JSC Ltd. (Class A Stock)	4,800	35,215
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (Class A Stock)	1,700	39,267
Jiangsu Yangnong Chemical Co. Ltd. (Class A Stock)	500	7,496
Jiangxi Copper Co. Ltd. (Class A Stock)	2,200	5,520

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
Jiangxi Copper Co. Ltd. (Class H Stock)	33,000	$48,449
Jizhong Energy Resources Co. Ltd. (Class A Stock)	33,500	30,732
Joincare Pharmaceutical Group
Industry Co. Ltd. (Class A Stock)	16,700	27,214
Jointown Pharmaceutical Group Co. Ltd. (Class A Stock)	38,288	72,044
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (Class A Stock)	3,700	19,671
Joyoung Co. Ltd. (Class A Stock)	259,609	617,281
KE Holdings, Inc., ADR*	10,174	142,029
Keda Industrial Group Co. Ltd. (Class A Stock)	6,800	13,923
Kingboard Holdings Ltd.	80,000	253,691
Kunlun Energy Co. Ltd.	150,000	106,643
Kweichow Moutai Co. Ltd. (Class A Stock)	1,100	273,333
Lenovo Group Ltd.	616,000	501,731
Lepu Medical Technology Beijing Co. Ltd. (Class A Stock)	1,600	5,301
Li Auto, Inc. (Class A Stock)*	17,600	170,169
Longfor Group Holdings Ltd., 144A	58,174	179,011
LONGi Green Energy Technology Co. Ltd. (Class A Stock)	7,500	45,619
Luxi Chemical Group Co. Ltd. (Class A Stock)	3,100	5,536
Luxshare Precision Industry Co. Ltd. (Class A Stock)	3,428	15,689
Luzhou Laojiao Co. Ltd. (Class A Stock)	1,535	49,547
Meituan (Class B Stock), 144A*	135,900	3,010,978
Metallurgical Corp. of China Ltd. (Class A Stock)	112,700	51,662
Midea Group Co. Ltd. (Class A Stock)	166,348	1,240,047
Ming Yang Smart Energy Group Ltd. (Class A Stock)	1,200	4,372
Minth Group Ltd.	210,000	566,829
Montage Technology Co. Ltd. (Class A Stock)	1,243	11,233
Muyuan Foods Co. Ltd. (Class A Stock)	500	3,514
NetEase, Inc.	171,100	2,481,637
New China Life Insurance Co. Ltd. (Class H Stock)	79,600	193,800
New Oriental Education & Technology Group, Inc.*	53,000	186,828
Ningbo Ronbay New Energy Technology Co. Ltd. (Class A Stock)	505	4,992
NIO, Inc., ADR*(a)	18,547	180,833
North Industries Group Red Arrow Co. Ltd. (Class A Stock)	3,000	8,490
PetroChina Co. Ltd. (Class A Stock)	81,600	58,613
PetroChina Co. Ltd. (Class H Stock)	398,000	181,804
PICC Property & Casualty Co. Ltd. (Class H Stock)	330,000	312,014
Pinduoduo, Inc., ADR*(a)	7,554	616,029
Ping An Bank Co. Ltd. (Class A Stock)	311,900	591,385
Ping An Insurance Group Co. of China Ltd. (Class A Stock)	15,900	107,509

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	461,000	$3,028,653
Pingdingshan Tianan Coal Mining Co. Ltd. (Class A Stock)	17,400	27,090
Poly Developments & Holdings Group Co. Ltd. (Class A Stock)	21,300	46,371
Power Construction Corp. of China Ltd. (Class A Stock)	15,700	16,009
Qinghai Salt Lake Industry Co. Ltd. (Class A Stock)*	5,600	18,303
Seazen Holdings Co. Ltd. (Class A Stock)*	5,700	16,776
SF Holding Co. Ltd. (Class A Stock)	3,500	29,136
Shaanxi Coal Industry Co. Ltd. (Class A Stock)	19,800	53,087
Shan Xi Hua Yang Group New Energy Co. Ltd. (Class A Stock)	9,000	18,466
Shandong Hualu Hengsheng Chemical Co. Ltd. (Class A Stock)	2,600	12,433
Shandong Nanshan Aluminum Co. Ltd. (Class A Stock)	23,200	10,929
Shandong Sun Paper Industry JSC Ltd. (Class A Stock)	2,600	4,320
Shanghai Fosun Pharmaceutical Group Co. Ltd. (Class H Stock)	195,000	621,561
Shanghai International Port Group Co. Ltd. (Class A Stock)	53,300	41,092
Shanghai Junshi Biosciences Co. Ltd. (Class A Stock)*	574	5,174
Shanghai Lingang Holdings Corp. Ltd. (Class A Stock)	1,300	2,236
Shanghai M&G Stationery, Inc. (Class A Stock)	300	2,378
Shanxi Coking Coal Energy Group Co. Ltd. (Class A Stock)	16,900	28,397
Shanxi Lu’an Environmental Energy Development Co. Ltd. (Class A Stock)	3,200	7,769
Shanxi Taigang Stainless Steel Co. Ltd. (Class A Stock)	85,600	53,381
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (Class A Stock)	700	28,733
Shenghe Resources Holding Co. Ltd. (Class A Stock)	2,400	4,836
Shenzhen Inovance Technology Co. Ltd. (Class A Stock)	50,800	509,146
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (Class A Stock)	900	40,996
Shenzhen Transsion Holdings Co. Ltd. (Class A Stock)	774	8,880
Shenzhou International Group Holdings Ltd.	23,700	264,299
Sichuan Hebang Biotechnology Co. Ltd. (Class A Stock)	56,900	24,969
Sichuan Kelun Pharmaceutical Co. Ltd. (Class A Stock)	11,300	43,388
Sichuan Road & Bridge Group Co. Ltd. (Class A Stock)	8,000	12,834

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
Sichuan Yahua Industrial Group Co. Ltd. (Class A Stock)	4,500	$15,079
Sinopharm Group Co. Ltd. (Class H Stock)	35,200	89,095
Sunac China Holdings Ltd.*^	110,318	34,443
Suzhou Dongshan Precision Manufacturing Co. Ltd. (Class A Stock)	6,300	22,488
Suzhou TA&A Ultra Clean Technology Co. Ltd. (Class A Stock)	1,100	8,860
TBEA Co. Ltd. (Class A Stock)	20,300	58,711
TCL Zhonghuan Renewable Energy Technology Co. Ltd. (Class A Stock)	3,500	18,975
Tencent Holdings Ltd.	180,094	7,636,051
Thunder Software Technology Co. Ltd. (Class A Stock)	100	1,446
Tianqi Lithium Corp. (Class A Stock)*	1,400	15,949
Tianshan Aluminum Group Co. Ltd. (Class A Stock)	7,800	8,676
Tingyi Cayman Islands Holding Corp.	764,000	1,347,719
Toly Bread Co. Ltd. (Class A Stock)	16,700	37,095
Tongling Nonferrous Metals Group Co. Ltd. (Class A Stock)	18,800	8,442
Tongwei Co. Ltd. (Class A Stock)	11,200	62,265
Topsports International Holdings Ltd., 144A	1,083,000	853,273
Trina Solar Co. Ltd. (Class A Stock)	1,896	17,403
Trip.com Group Ltd., ADR*(a)	9,950	342,280
Tsingtao Brewery Co. Ltd. (Class A Stock)	1,300	20,147
Want Want China Holdings Ltd.	41,000	27,321
Wens Foodstuffs Group Co. Ltd. (Class A Stock)	2,800	7,933
Western Mining Co. Ltd. (Class A Stock)	15,400	22,568
Western Superconducting Technologies Co. Ltd. (Class A Stock)	519	7,097
Wuchan Zhongda Group Co. Ltd. (Class A Stock)	24,300	16,859
Wuliangye Yibin Co. Ltd. (Class A Stock)	77,449	2,014,062
WuXi AppTec Co. Ltd. (Class A Stock)	4,000	46,578
Wuxi Biologics Cayman, Inc., 144A*	143,500	1,086,856
Wuxi Lead Intelligent Equipment Co. Ltd. (Class A Stock)	42,480	246,167
Wuxi Shangji Automation Co. Ltd. (Class A Stock)	1,700	25,904
Xiamen C & D, Inc. (Class A Stock)	23,200	45,574
Xiamen Tungsten Co. Ltd. (Class A Stock)	1,400	3,944
Xinyi Glass Holdings Ltd.	433,000	800,000
Xinyi Solar Holdings Ltd.	386,000	424,734
YongXing Special Materials Technology Co. Ltd. (Class A Stock)	1,600	21,254
YTO Express Group Co. Ltd. (Class A Stock)	15,500	44,922
Yum China Holdings, Inc. (NYSE)	7,478	408,673
Yum China Holdings, Inc. (XHKG)	6,450	360,167
Yunda Holding Co. Ltd. (Class A Stock)	4,400	9,120

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
Yunnan Aluminium Co. Ltd. (Class A Stock)	3,900	$6,243
Yunnan Tin Co. Ltd. (Class A Stock)	10,300	20,883
Yunnan Yuntianhua Co. Ltd. (Class A Stock)*	3,000	9,087
Zangge Mining Co. Ltd. (Class A Stock)	3,700	13,847
Zhejiang China Commodities City Group Co. Ltd. (Class A Stock)	3,100	2,344
Zhejiang Dahua Technology Co. Ltd. (Class A Stock)	4,600	7,498
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (Class A Stock)	2,900	17,725
Zhejiang NHU Co. Ltd. (Class A Stock)	800	2,166
Zhejiang Supor Co. Ltd. (Class A Stock)	112,000	798,532
Zhejiang Weixing New Building Materials Co. Ltd. (Class A Stock)	3,300	10,142
Zhongji Innolight Co. Ltd. (Class A Stock)	1,000	3,898
Zhongsheng Group Holdings Ltd.	42,000	215,128
Zhongtai Securities Co. Ltd. (Class A Stock)	5,400	4,993
Zhuzhou CRRC Times Electric Co. Ltd. (Class A Stock)	683	5,366
ZTE Corp. (Class A Stock)	7,200	26,820
ZTO Express Cayman, Inc., ADR	6,767	181,829

		73,385,785

Hong Kong — 1.7%
AIA Group Ltd.	135,200	1,493,066
Hang Seng Bank Ltd.	37,100	615,357
HKT Trust & HKT Ltd.	304,000	372,134
Hong Kong Exchanges & Clearing Ltd.	29,700	1,276,216
Orient Overseas International Ltd.	6,000	108,141
Sino Biopharmaceutical Ltd.	152,000	88,513
Super Hi International Holding Ltd.*	1,100	1,401
WH Group Ltd., 144A	231,394	134,958

		4,089,786

Hungary — 0.2%
OTP Bank Nyrt	22,554	612,817

India — 8.8%
Adani Power Ltd.*	34,654	124,971
Asian Paints Ltd.	18,707	695,455
Aurobindo Pharma Ltd.	56,432	298,826
Axis Bank Ltd.	46,401	522,180
Bandhan Bank Ltd., 144A*	16,593	46,830
Bharat Petroleum Corp. Ltd.	17,232	68,693
Britannia Industries Ltd.	3,279	170,567
Coal India Ltd.	277,033	753,654
Colgate-Palmolive India Ltd.	2,129	39,483
Dr. Reddy’s Laboratories Ltd.	621	31,760
GAIL India Ltd.	328,226	381,151
HCL Technologies Ltd.	82,556	1,035,326
HDFC Bank Ltd.	66,927	1,312,677
Hindustan Petroleum Corp. Ltd.	17,597	49,885
Housing Development Finance Corp. Ltd.	24,484	778,370

	Shares	Value
COMMON STOCKS (continued)
India (cont’d.)
ICICI Bank Ltd.	188,051	$2,022,635
Indian Oil Corp. Ltd.	290,781	268,587
Indraprastha Gas Ltd.	26,292	131,427
Indus Towers Ltd.	82,384	189,154
Infosys Ltd., ADR(a)	100,227	1,805,088
ITC Ltd.	59,288	237,315
Kotak Mahindra Bank Ltd.	45,744	1,006,428
Larsen & Toubro Ltd.	12,600	316,693
Maruti Suzuki India Ltd.	7,212	729,605
NTPC Ltd.	273,539	550,110
Oil & Natural Gas Corp. Ltd.	535,942	954,017
Petronet LNG Ltd.	400,063	1,040,558
Power Grid Corp. of India Ltd.	118,966	306,719
Reliance Industries Ltd.	47,772	1,466,630
State Bank of India	3,818	28,234
Tata Consultancy Services Ltd.	22,814	897,209
Tata Steel Ltd.	396,658	540,251
Titan Co. Ltd.	43,201	1,355,487
UltraTech Cement Ltd.	6,679	560,451
United Spirits Ltd.*	2,582	27,353
Vedanta Ltd.	185,437	690,180
Yes Bank Ltd.*	382,842	95,245

		21,529,204

Indonesia — 3.5%
Adaro Energy Indonesia Tbk PT	2,112,000	523,170
Aneka Tambang Tbk	399,000	50,776
Astra International Tbk PT	1,554,000	568,686
Bank Central Asia Tbk PT	67,300	36,903
Bank Mandiri Persero Tbk PT	356,300	227,211
Bank Negara Indonesia Persero Tbk PT	778,500	461,236
Bank Rakyat Indonesia Persero Tbk PT	11,581,306	3,671,856
Semen Indonesia Persero Tbk PT	255,600	107,940
Telkom Indonesia Persero Tbk PT	8,572,600	2,064,387
Unilever Indonesia Tbk PT	573,600	173,270
United Tractors Tbk PT	341,789	572,932

		8,458,367

Kuwait — 0.2%
Kuwait Finance House KSCP	92,081	248,814
National Bank of Kuwait SAKP	104,216	367,473

		616,287

Malaysia — 0.2%
Hartalega Holdings Bhd	68,042	26,277
Sime Darby Bhd	448,778	234,249
Sime Darby Plantation Bhd	153,293	161,987
Top Glove Corp. Bhd*	986,700	202,822

		625,335

Mexico — 4.8%
Alfa SAB de CV (Class A Stock)	221,794	141,477
Arca Continental SAB de CV	30,944	250,963
Bolsa Mexicana de Valores SAB de CV	103,478	200,355
Cemex SAB de CV, ADR*	23,753	96,200
Coca-Cola Femsa SAB de CV, ADR	413	28,034

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Mexico (cont’d.)
Fomento Economico Mexicano SAB de CV, ADR	7,787	$608,320
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	103,630	1,485,861
Grupo Financiero Banorte SAB de CV (Class O Stock)	306,166	2,203,409
Grupo Mexico SAB de CV (Class B Stock)	85,005	299,687
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	435,253	738,656
Orbia Advance Corp. SAB de CV	481,319	853,389
Promotora y Operadora de Infraestructura SAB de CV	39,609	322,275
Southern Copper Corp.(a)	23,930	1,445,133
Wal-Mart de Mexico SAB de CV	831,608	2,939,530

		11,613,289

Peru — 0.4%
Credicorp Ltd.	7,080	960,473

Philippines — 0.3%
Ayala Land, Inc.	65,605	36,418
BDO Unibank, Inc.	6,626	12,601
PLDT, Inc., ADR(a)	1,227	27,976
Robinsons Retail Holdings, Inc.	328,040	317,487
SM Prime Holdings, Inc.	436,417	278,438

		672,920

Poland — 0.8%
Bank Polska Kasa Opieki SA	12,729	253,225
Cyfrowy Polsat SA	29,039	117,106
PGE Polska Grupa Energetyczna SA*	236,478	373,122
Polski Koncern Naftowy ORLEN SA	3,828	56,238
Powszechny Zaklad Ubezpieczen SA	143,257	1,163,374

		1,963,065

Qatar — 0.3%
Commercial Bank PSQC (The)	37,148	51,043
Industries Qatar QSC	28,448	100,414
Masraf Al Rayan QSC	87,183	76,007
Qatar Islamic Bank SAQ	21,777	111,397
Qatar National Bank QPSC	65,968	326,993

		665,854

Russia — 0.0%
Gazprom PJSC^	273,000	—
LUKOIL PJSC^	9,907	—
Magnit PJSC^	861	—
Magnit PJSC, GDR^	1	—
Moscow Exchange MICEX-RTS PJSC*^	569,693	1
Novatek PJSC^	23,180	—
Novolipetsk Steel PJSC*^	140,610	—
PhosAgro PJSC^	1,145	—
PhosAgro PJSC, GDR MOEX^	22	—
PhosAgro PJSC, GDR XLON^	2	—
Rosneft Oil Co. PJSC, GDR^	32,677	3
Sberbank of Russia PJSC*^	275,108	1
Severstal PAO, GDR*^	51,348	5

	Shares	Value
COMMON STOCKS (continued)
Russia (cont’d.)
Surgutneftegas PJSC^	324,980	$1
Tatneft PJSC, ADR^	2,728	—

		11

Saudi Arabia — 2.4%
Al Rajhi Bank*	62,912	1,258,130
Arab National Bank	47,775	405,990
Bank Al-Jazira	20,154	101,958
Banque Saudi Fransi	44,983	485,025
Etihad Etisalat Co.	15,506	143,334
Jarir Marketing Co.	2,778	110,867
SABIC Agri-Nutrients Co.	4,647	181,387
Sahara International Petrochemical Co.	16,661	152,381
Saudi Arabian Mining Co.*	3,343	57,393
Saudi Arabian Oil Co., 144A	3,327	28,559
Saudi Basic Industries Corp.	54,641	1,307,085
Saudi Electricity Co.	37,829	233,846
Saudi National Bank (The)	52,757	710,085
Saudi Telecom Co.	58,103	565,412
Savola Group (The)	8,370	61,394
Yanbu National Petrochemical Co.	2,661	29,601

		5,832,447

Singapore — 0.1%
Sea Ltd., ADR*(a)	4,601	239,390

South Africa — 4.4%
African Rainbow Minerals Ltd.	13,450	227,271
Aspen Pharmacare Holdings Ltd.	31,779	254,159
AVI Ltd.	69,467	307,722
Bid Corp. Ltd.	58,908	1,142,643
Bidvest Group Ltd. (The)	60,829	763,519
Exxaro Resources Ltd.	38,115	488,653
FirstRand Ltd.	229,189	832,664
Foschini Group Ltd. (The)	15,270	89,899
Gold Fields Ltd., ADR	17,839	184,634
Impala Platinum Holdings Ltd.	13,080	164,375
Mr. Price Group Ltd.	37,171	344,677
MTN Group Ltd.	66,046	493,281
MultiChoice Group	43,283	298,488
Naspers Ltd. (Class N Stock)	1,911	319,339
Nedbank Group Ltd.	29,978	374,991
Old Mutual Ltd.	659,594	404,650
Pepkor Holdings Ltd., 144A	78,102	92,006
Sanlam Ltd.	384,358	1,104,326
Sasol Ltd.	8,864	141,457
Sibanye Stillwater Ltd., ADR(a)	32,089	342,069
Standard Bank Group Ltd.	121,483	1,198,632
Vodacom Group Ltd.	151,646	1,092,969

		10,662,424

South Korea — 11.9%
CJ Corp.	573	38,276
CJ ENM Co. Ltd.	3,049	253,374
DB Insurance Co. Ltd.	2,199	113,985
Doosan Bobcat, Inc.	17,764	486,045
GS Holdings Corp.	1,673	58,058
Hana Financial Group, Inc.	12,355	411,410
Hankook Tire & Technology Co. Ltd.	8,932	220,565

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
South Korea (cont’d.)
Hanmi Pharm Co. Ltd.	259	$61,342
HMM Co. Ltd.	12,753	198,774
Hyundai Engineering & Construction Co. Ltd.	7,830	216,473
Hyundai Glovis Co. Ltd.	1,741	226,037
Hyundai Mobis Co. Ltd.	168	26,648
Hyundai Steel Co.	13,037	317,762
Industrial Bank of Korea	47,646	370,305
KB Financial Group, Inc.	37,738	1,445,843
Kia Corp.	27,963	1,315,673
Korea Investment Holdings Co. Ltd.	8,284	351,558
Korea Shipbuilding & Offshore Engineering Co. Ltd.*	3,701	208,115
Korean Air Lines Co. Ltd.*	16,904	308,049
Kumho Petrochemical Co. Ltd.	1,846	183,958
LG Chem Ltd.	2,114	1,009,497
LG Corp.	430	26,626
LG Electronics, Inc.	1,332	91,575
LG Energy Solution Ltd.*	1,101	379,467
LG H&H Co. Ltd.	565	325,197
LG Innotek Co. Ltd.	374	75,428
Mirae Asset Securities Co. Ltd.	23,789	114,937
NAVER Corp.	3,150	447,996
NCSoft Corp.	1,780	635,858
NH Investment & Securities Co. Ltd.	12,549	87,335
Pan Ocean Co. Ltd.	64,831	295,570
POSCO Holdings, Inc.	4,283	937,343
Samsung Electronics Co. Ltd.	246,928	10,838,471
Samsung SDI Co. Ltd.	1,493	701,027
Samsung SDS Co. Ltd.	2,545	248,034
Samsung Securities Co. Ltd.	4,335	108,193
SD Biosensor, Inc.	14,189	339,785
Shinhan Financial Group Co. Ltd.	41,579	1,157,538
SK Hynix, Inc.	23,603	1,408,251
SK Innovation Co. Ltd.*	1,829	223,443
SK Telecom Co. Ltd.	25,310	949,476
S-Oil Corp.	7,710	513,140
Woori Financial Group, Inc.	126,482	1,155,455

		28,881,892

Taiwan — 13.0%
Accton Technology Corp.	38,000	288,564
Advantech Co. Ltd.	80,595	862,966
ASE Technology Holding Co. Ltd.	409,543	1,244,347
AUO Corp.	216,770	105,306
Catcher Technology Co. Ltd.	133,797	734,799
Chailease Holding Co. Ltd.	46,897	330,398
Chang Hwa Commercial Bank Ltd.	49,000	27,302
Cheng Shin Rubber Industry Co. Ltd.	181,424	199,679
CTBC Financial Holding Co. Ltd.	1,758,098	1,261,584
Delta Electronics, Inc.	142,000	1,316,339
Eclat Textile Co. Ltd.	74,000	1,187,929
Evergreen Marine Corp. Taiwan Ltd.	125,684	664,267
Formosa Plastics Corp.	195,997	552,715
Globalwafers Co. Ltd.	76,000	1,053,106
Hon Hai Precision Industry Co. Ltd.	283,115	917,641
Innolux Corp.	279,187	100,351
Largan Precision Co. Ltd.	4,633	306,239
MediaTek, Inc.	13,078	264,423

	Shares	Value
COMMON STOCKS (continued)
Taiwan (cont’d.)
Nien Made Enterprise Co. Ltd.	15,000	$143,333
Novatek Microelectronics Corp.	137,766	1,408,345
Pegatron Corp.	127,079	262,203
Pou Chen Corp.	164,557	182,905
President Chain Store Corp.	129,000	1,140,574
Realtek Semiconductor Corp.	54,192	492,822
Shanghai Commercial & Savings Bank Ltd. (The)	54,000	77,352
Taiwan Semiconductor Manufacturing Co. Ltd.	609,477	8,851,717
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	66,179	4,929,674
Unimicron Technology Corp.	60,599	235,257
Uni-President Enterprises Corp.	73,000	158,010
Vanguard International Semiconductor Corp.	470,000	1,180,464
Wan Hai Lines Ltd.	29,668	77,109
Winbond Electronics Corp.	353,153	224,264
Wiwynn Corp.	24,000	620,770
Yang Ming Marine Transport Corp.	115,967	246,341

		31,649,095

Thailand — 1.1%
Advanced Info Service PCL, NVDR	30,400	170,967
Bangkok Dusit Medical Services PCL, NVDR	155,500	130,039
Berli Jucker PCL, NVDR	37,100	37,762
Home Product Center PCL, NVDR	304,400	136,091
PTT Exploration & Production PCL, NVDR	58,400	297,409
PTT Global Chemical PCL, NVDR	68,000	92,589
SCB X PCL, NVDR	365,700	1,128,114
Siam Cement PCL (The)	47,400	467,763
Thai Oil PCL, NVDR	110,500	179,114

		2,639,848

Turkey — 0.3%
Akbank TAS	53,757	56,170
BIM Birlesik Magazalar A/S	13,188	96,376
Turk Hava Yollari AO*	46,860	352,992
Turkiye Is Bankasi A/S (Class C Stock)	57,165	39,130
Turkiye Petrol Rafinerileri A/S*	11,130	315,431

		860,099

United Arab Emirates — 0.5%
Abu Dhabi Commercial Bank PJSC	34,165	83,612
Aldar Properties PJSC	199,136	239,278
Emirates NBD Bank PJSC	33,454	117,830
Emirates Telecommunications Group Co. PJSC	56,727	352,095
First Abu Dhabi Bank PJSC	71,961	334,355

		1,127,170

United States — 0.9%
EPAM Systems, Inc.*	2,492	816,728
Globant SA*(a)	3,121	524,827

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
JBS SA	186,300	$778,410

		2,119,965

TOTAL COMMON STOCKS (cost $256,997,173)		222,936,667

EXCHANGE-TRADED FUNDS — 3.0%
United States
iShares Core MSCI Emerging Markets ETF	75,387	3,520,573
Vanguard FTSE Emerging Markets ETF	94,956	3,701,385

TOTAL EXCHANGE-TRADED FUNDS (cost $8,786,230)		7,221,958

PREFERRED STOCKS — 1.1%
Brazil
Braskem SA (PRFC A)	3,500	15,883
Gerdau SA (PRFC)	71,400	392,469
Itau Unibanco Holding SA (PRFC)	171,928	814,277
Petroleo Brasileiro SA (PRFC)	306,800	1,423,454

TOTAL PREFERRED STOCKS (cost $2,997,662)		2,646,083

TOTAL LONG-TERM INVESTMENTS (cost $268,781,065)		232,804,708

SHORT-TERM INVESTMENTS — 5.1%
AFFILIATED MUTUAL FUND — 3.8%
PGIM Institutional Money Market Fund (cost $9,172,057; includes $9,142,650 of cash collateral for securities on loan)(b)(wa)	9,177,262	9,172,674

	Shares	Value
UNAFFILIATED FUND — 1.3%
Dreyfus Government Cash Management (Institutional Shares)	3,308,161	$3,308,161

(cost $3,308,161)
TOTAL SHORT-TERM INVESTMENTS (cost $12,480,218)		12,480,835

TOTAL INVESTMENTS—100.7% (cost $281,261,283)		245,285,543
Liabilities in excess of other assets(z) — (0.7)%		(1,708,401)

NET ASSETS — 100.0%		$243,577,142

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $34,454 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $8,894,267; cash collateral of $9,142,650 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
149	Mini MSCI Emerging Markets Index	Mar. 2023	$7,147,530	$(71,064)

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 03/15/23	CITI	BRL	4,543	$832,900	$848,201	$15,301	$ —
Expiring 03/15/23	CITI	BRL	4,543	829,976	848,200	18,224	—
Expiring 03/15/23	CITI	BRL	4,543	857,320	848,201	—	(9,119)
Expiring 03/15/23	CITI	BRL	4,543	849,369	848,201	—	(1,168)
Expiring 03/15/23	CITI	BRL	3,510	656,241	655,371	—	(870)
Expiring 03/15/23	CITI	BRL	550	103,158	102,694	—	(464)
Expiring 03/15/23	CITI	BRL	527	97,571	98,392	821	—

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts: (cont’d.):
Brazilian Real (cont’d.),
Expiring 03/15/23	CITI	BRL	75	$ 13,986	$ 13,911	$ —	$ (75)
Expiring 03/15/23	CITI	BRL	50	9,421	9,336	—	(85)
Expiring 03/15/23	CITI	BRL	50	9,267	9,242	—	(25)
Expiring 03/15/23	CITI	BRL	37	6,866	6,815	—	(51)
Expiring 03/15/23	JPM	BRL	4,543	829,977	848,200	18,223	—
Expiring 03/15/23	JPM	BRL	4,543	832,901	848,200	15,299	—
Expiring 03/15/23	JPM	BRL	4,543	849,365	848,201	—	(1,164)
Expiring 03/15/23	JPM	BRL	4,543	857,315	848,200	—	(9,115)
Expiring 03/15/23	JPM	BRL	3,510	656,238	655,371	—	(867)
Expiring 03/15/23	JPM	BRL	550	103,157	102,693	—	(464)
Expiring 03/15/23	JPM	BRL	527	97,571	98,393	822	—
Expiring 03/15/23	JPM	BRL	75	13,985	13,910	—	(75)
Expiring 03/15/23	JPM	BRL	50	9,421	9,336	—	(85)
Expiring 03/15/23	JPM	BRL	50	9,267	9,242	—	(25)
Expiring 03/15/23	JPM	BRL	37	6,866	6,815	—	(51)
Chilean Peso,
Expiring 03/15/23	CITI	CLP	281,676	296,274	328,757	32,483	—
Expiring 03/15/23	CITI	CLP	281,676	299,572	328,757	29,185	—
Expiring 03/15/23	CITI	CLP	281,676	305,998	328,757	22,759	—
Expiring 03/15/23	CITI	CLP	281,676	302,356	328,757	26,401	—
Expiring 03/15/23	CITI	CLP	281,676	322,748	328,757	6,009	—
Expiring 03/15/23	CITI	CLP	281,676	312,998	328,757	15,759	—
Expiring 03/15/23	CITI	CLP	281,676	312,435	328,757	16,322	—
Expiring 03/15/23	CITI	CLP	150,000	166,893	175,072	8,179	—
Expiring 03/15/23	CITI	CLP	125,000	130,497	145,893	15,396	—
Expiring 03/15/23	CITI	CLP	50,000	56,630	58,358	1,728	—
Expiring 03/15/23	CITI	CLP	1,303	1,453	1,520	67	—
Expiring 03/15/23	JPM	CLP	281,676	305,999	328,757	22,758	—
Expiring 03/15/23	JPM	CLP	281,676	296,274	328,757	32,483	—
Expiring 03/15/23	JPM	CLP	281,676	302,357	328,757	26,400	—
Expiring 03/15/23	JPM	CLP	281,676	299,572	328,757	29,185	—
Expiring 03/15/23	JPM	CLP	281,676	312,997	328,758	15,761	—
Expiring 03/15/23	JPM	CLP	281,676	312,433	328,757	16,324	—
Expiring 03/15/23	JPM	CLP	281,676	322,746	328,757	6,011	—
Expiring 03/15/23	JPM	CLP	150,000	166,892	175,072	8,180	—
Expiring 03/15/23	JPM	CLP	125,000	130,497	145,893	15,396	—
Expiring 03/15/23	JPM	CLP	50,000	56,629	58,357	1,728	—
Expiring 03/15/23	JPM	CLP	1,303	1,453	1,520	67	—
Chinese Renminbi,
Expiring 03/15/23	CITI	CNH	8,273	1,156,513	1,202,378	45,865	—
Expiring 03/15/23	CITI	CNH	8,273	1,195,289	1,202,378	7,089	—
Expiring 03/15/23	CITI	CNH	3,694	532,697	536,896	4,199	—
Expiring 03/15/23	CITI	CNH	1,300	183,497	188,945	5,448	—
Expiring 03/15/23	CITI	CNH	1,245	179,627	180,932	1,305	—
Expiring 03/15/23	CITI	CNH	1,050	151,990	152,609	619	—
Expiring 03/15/23	CITI	CNH	800	115,486	116,274	788	—
Expiring 03/15/23	CITI	CNH	750	108,619	109,007	388	—
Expiring 03/15/23	CITI	CNH	514	74,234	74,636	402	—
Expiring 03/15/23	CITI	CNH	450	64,910	65,404	494	—
Expiring 03/15/23	CITI	CNH	400	57,856	58,137	281	—
Expiring 03/15/23	CITI	CNH	399	57,285	57,919	634	—
Expiring 03/15/23	CITI	CNH	300	43,318	43,603	285	—
Expiring 03/15/23	CITI	CNH	257	36,984	37,308	324	—
Expiring 03/15/23	CITI	CNH	201	29,018	29,253	235	—
Expiring 03/15/23	CITI	CNH	104	15,051	15,169	118	—

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 03/15/23	CITI	CNH	100	$13,980	$14,534	$ 554	$ —
Expiring 03/15/23	CITI	CNH	94	13,580	13,662	82	—
Expiring 03/15/23	CITI	CNH	31	4,489	4,505	16	—
Expiring 03/15/23	CITI	CNH	1	174	175	1	—
Expiring 03/15/23	JPM	CNH	8,273	1,156,514	1,202,377	45,863	—
Expiring 03/15/23	JPM	CNH	8,273	1,195,283	1,202,378	7,095	—
Expiring 03/15/23	JPM	CNH	3,694	532,694	536,895	4,201	—
Expiring 03/15/23	JPM	CNH	1,300	183,497	188,945	5,448	—
Expiring 03/15/23	JPM	CNH	1,245	179,626	180,932	1,306	—
Expiring 03/15/23	JPM	CNH	1,050	151,990	152,609	619	—
Expiring 03/15/23	JPM	CNH	800	115,485	116,273	788	—
Expiring 03/15/23	JPM	CNH	750	108,618	109,006	388	—
Expiring 03/15/23	JPM	CNH	514	74,234	74,636	402	—
Expiring 03/15/23	JPM	CNH	450	64,910	65,404	494	—
Expiring 03/15/23	JPM	CNH	400	57,856	58,137	281	—
Expiring 03/15/23	JPM	CNH	399	57,285	57,919	634	—
Expiring 03/15/23	JPM	CNH	300	43,318	43,603	285	—
Expiring 03/15/23	JPM	CNH	257	36,984	37,308	324	—
Expiring 03/15/23	JPM	CNH	201	29,017	29,252	235	—
Expiring 03/15/23	JPM	CNH	104	15,051	15,170	119	—
Expiring 03/15/23	JPM	CNH	100	13,980	14,534	554	—
Expiring 03/15/23	JPM	CNH	94	13,580	13,662	82	—
Expiring 03/15/23	JPM	CNH	31	4,489	4,506	17	—
Expiring 03/15/23	JPM	CNH	1	174	175	1	—
Colombian Peso,
Expiring 03/15/23	CITI	COP	1,450,000	295,630	294,798	—	(832)
Expiring 03/15/23	CITI	COP	1,242,500	253,292	252,611	—	(681)
Expiring 03/15/23	CITI	COP	1,242,500	247,640	252,612	4,972	—
Expiring 03/15/23	CITI	COP	1,242,500	249,239	252,612	3,373	—
Expiring 03/15/23	CITI	COP	1,242,500	253,595	252,611	—	(984)
Expiring 03/15/23	CITI	COP	750,000	152,975	152,482	—	(493)
Expiring 03/15/23	CITI	COP	650,000	132,572	132,151	—	(421)
Expiring 03/15/23	CITI	COP	600,000	123,174	121,985	—	(1,189)
Expiring 03/15/23	CITI	COP	500,000	102,478	101,655	—	(823)
Expiring 03/15/23	CITI	COP	400,000	81,522	81,324	—	(198)
Expiring 03/15/23	CITI	COP	350,000	72,487	71,158	—	(1,329)
Expiring 03/15/23	CITI	COP	350,000	71,680	71,158	—	(522)
Expiring 03/15/23	CITI	COP	250,000	50,864	50,827	—	(37)
Expiring 03/15/23	CITI	COP	200,000	40,708	40,662	—	(46)
Expiring 03/15/23	CITI	COP	150,000	30,373	30,497	124	—
Expiring 03/15/23	CITI	COP	100,000	20,379	20,331	—	(48)
Expiring 03/15/23	CITI	COP	13,234	2,697	2,690	—	(7)
Expiring 03/15/23	JPM	COP	1,450,000	295,628	294,797	—	(831)
Expiring 03/15/23	JPM	COP	1,242,500	247,640	252,611	4,971	—
Expiring 03/15/23	JPM	COP	1,242,500	253,293	252,612	—	(681)
Expiring 03/15/23	JPM	COP	1,242,500	249,239	252,611	3,372	—
Expiring 03/15/23	JPM	COP	1,242,500	253,594	252,611	—	(983)
Expiring 03/15/23	JPM	COP	750,000	152,974	152,481	—	(493)
Expiring 03/15/23	JPM	COP	650,000	132,572	132,151	—	(421)
Expiring 03/15/23	JPM	COP	600,000	123,174	121,986	—	(1,188)
Expiring 03/15/23	JPM	COP	500,000	102,477	101,654	—	(823)
Expiring 03/15/23	JPM	COP	400,000	81,521	81,323	—	(198)
Expiring 03/15/23	JPM	COP	350,000	72,487	71,158	—	(1,329)
Expiring 03/15/23	JPM	COP	350,000	71,680	71,158	—	(522)
Expiring 03/15/23	JPM	COP	250,000	50,864	50,827	—	(37)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 03/15/23	JPM	COP	200,000		$40,708	$40,662	$—	$(46)
Expiring 03/15/23	JPM	COP	150,000		30,373	30,496	123	—
Expiring 03/15/23	JPM	COP	100,000		20,379	20,331	—	(48)
Expiring 03/15/23	JPM	COP	13,234		2,697	2,690	—	(7)
Czech Koruna,
Expiring 03/15/23	CITI	CZK	5,350		228,133	235,776	7,643	—
Expiring 03/15/23	CITI	CZK	24		1,011	1,036	25	—
Expiring 03/15/23	JPM	CZK	5,350		228,132	235,776	7,644	—
Expiring 03/15/23	JPM	CZK	24		1,010	1,035	25	—
Euro,
Expiring 03/15/23	CITI	EUR	10		10,621	10,760	139	—
Expiring 03/15/23	CITI	EUR	6		6,055	6,260	205	—
Expiring 03/15/23	CITI	EUR	6		6,057	6,290	233	—
Expiring 03/15/23	CITI	EUR	6		6,033	6,269	236	—
Expiring 03/15/23	CITI	EUR	6		6,060	6,291	231	—
Expiring 03/15/23	CITI	EUR	6		6,084	6,293	209	—
Expiring 03/15/23	CITI	EUR	6		6,087	6,299	212	—
Expiring 03/15/23	CITI	EUR	6		6,033	6,259	226	—
Expiring 03/15/23	CITI	EUR	6		6,048	6,258	210	—
Expiring 03/15/23	CITI	EUR	6		6,081	6,291	210	—
Expiring 03/15/23	CITI	EUR	6		6,053	6,291	238	—
Expiring 03/15/23	CITI	EUR	6		6,048	6,260	212	—
Expiring 03/15/23	CITI	EUR	6		6,038	6,260	222	—
Expiring 03/15/23	CITI	EUR	6		6,170	6,273	103	—
Expiring 03/15/23	CITI	EUR	6		6,170	6,274	104	—
Expiring 03/15/23	CITI	EUR	6		6,091	6,234	143	—
Expiring 03/15/23	CITI	EUR	6		6,119	6,261	142	—
Expiring 03/15/23	CITI	EUR	6		6,145	6,291	146	—
Expiring 03/15/23	CITI	EUR	6		6,181	6,273	92	—
Expiring 03/15/23	CITI	EUR	6		6,160	6,273	113	—
Expiring 03/15/23	CITI	EUR	6		6,153	6,291	138	—
Expiring 03/15/23	CITI	EUR	6		6,176	6,273	97	—
Expiring 03/15/23	CITI	EUR	6		6,157	6,292	135	—
Expiring 03/15/23	CITI	EUR	6		6,187	6,296	109	—
Expiring 03/15/23	CITI	EUR	6		6,145	6,290	145	—
Expiring 03/15/23	CITI	EUR	5		5,165	5,380	215	—
Expiring 03/15/23	CITI	EUR	5		5,240	5,380	140	—
Expiring 03/15/23	CITI	EUR	5		5,353	5,380	27	—
Expiring 03/15/23	CITI	EUR	5		5,321	5,380	59	—
Expiring 03/15/23	CITI	EUR	2		1,965	1,971	6	—
Expiring 03/15/23	CITI	EUR	2		1,605	1,614	9	—
Expiring 03/15/23	CITI	EUR	—	*	371	373	2	—
Expiring 03/15/23	JPM	EUR	10		10,621	10,760	139	—
Expiring 03/15/23	JPM	EUR	6		6,048	6,260	212	—
Expiring 03/15/23	JPM	EUR	6		6,060	6,291	231	—
Expiring 03/15/23	JPM	EUR	6		6,033	6,269	236	—
Expiring 03/15/23	JPM	EUR	6		6,080	6,290	210	—
Expiring 03/15/23	JPM	EUR	6		6,083	6,292	209	—
Expiring 03/15/23	JPM	EUR	6		6,052	6,290	238	—
Expiring 03/15/23	JPM	EUR	6		6,038	6,260	222	—
Expiring 03/15/23	JPM	EUR	6		6,048	6,258	210	—
Expiring 03/15/23	JPM	EUR	6		6,087	6,299	212	—
Expiring 03/15/23	JPM	EUR	6		6,033	6,259	226	—
Expiring 03/15/23	JPM	EUR	6		6,055	6,260	205	—
Expiring 03/15/23	JPM	EUR	6		6,057	6,290	233	—

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 03/15/23	JPM	EUR	6		$6,186	$6,295	$109	$ —
Expiring 03/15/23	JPM	EUR	6		6,146	6,292	146	—
Expiring 03/15/23	JPM	EUR	6		6,145	6,290	145	—
Expiring 03/15/23	JPM	EUR	6		6,176	6,273	97	—
Expiring 03/15/23	JPM	EUR	6		6,170	6,274	104	—
Expiring 03/15/23	JPM	EUR	6		6,091	6,234	143	—
Expiring 03/15/23	JPM	EUR	6		6,169	6,272	103	—
Expiring 03/15/23	JPM	EUR	6		6,157	6,292	135	—
Expiring 03/15/23	JPM	EUR	6		6,181	6,273	92	—
Expiring 03/15/23	JPM	EUR	6		6,160	6,273	113	—
Expiring 03/15/23	JPM	EUR	6		6,152	6,290	138	—
Expiring 03/15/23	JPM	EUR	6		6,119	6,260	141	—
Expiring 03/15/23	JPM	EUR	5		5,165	5,380	215	—
Expiring 03/15/23	JPM	EUR	5		5,240	5,380	140	—
Expiring 03/15/23	JPM	EUR	5		5,321	5,380	59	—
Expiring 03/15/23	JPM	EUR	5		5,353	5,380	27	—
Expiring 03/15/23	JPM	EUR	2		1,966	1,972	6	—
Expiring 03/15/23	JPM	EUR	2		1,605	1,614	9	—
Expiring 03/15/23	JPM	EUR	—	*	371	373	2	—
Hungarian Forint,
Expiring 03/16/23	CITI	HUF	85,000		219,666	222,968	3,302	—
Expiring 03/16/23	CITI	HUF	65,000		168,531	170,505	1,974	—
Expiring 03/16/23	CITI	HUF	55,000		141,157	144,273	3,116	—
Expiring 03/16/23	CITI	HUF	53,918		132,684	141,436	8,752	—
Expiring 03/16/23	CITI	HUF	50,000		127,660	131,157	3,497	—
Expiring 03/16/23	CITI	HUF	45,608		112,322	119,636	7,314	—
Expiring 03/16/23	CITI	HUF	30,000		73,706	78,695	4,989	—
Expiring 03/16/23	CITI	HUF	26,909		66,750	70,586	3,836	—
Expiring 03/16/23	CITI	HUF	26,909		66,687	70,586	3,899	—
Expiring 03/16/23	CITI	HUF	16,145		40,417	42,351	1,934	—
Expiring 03/16/23	CITI	HUF	16,145		40,307	42,351	2,044	—
Expiring 03/16/23	CITI	HUF	16,145		40,482	42,351	1,869	—
Expiring 03/16/23	CITI	HUF	15,473		38,303	40,586	2,283	—
Expiring 03/16/23	CITI	HUF	12,645		31,705	33,169	1,464	—
Expiring 03/16/23	CITI	HUF	10,000		25,696	26,232	536	—
Expiring 03/16/23	CITI	HUF	7,263		18,071	19,052	981	—
Expiring 03/16/23	CITI	HUF	7,162		17,641	18,788	1,147	—
Expiring 03/16/23	CITI	HUF	335		838	877	39	—
Expiring 03/16/23	JPM	HUF	85,000		219,665	222,968	3,303	—
Expiring 03/16/23	JPM	HUF	65,000		168,530	170,505	1,975	—
Expiring 03/16/23	JPM	HUF	55,000		141,156	144,273	3,117	—
Expiring 03/16/23	JPM	HUF	53,918		132,683	141,435	8,752	—
Expiring 03/16/23	JPM	HUF	50,000		127,659	131,157	3,498	—
Expiring 03/16/23	JPM	HUF	45,608		112,322	119,637	7,315	—
Expiring 03/16/23	JPM	HUF	30,000		73,706	78,695	4,989	—
Expiring 03/16/23	JPM	HUF	26,909		66,629	70,586	3,957	—
Expiring 03/16/23	JPM	HUF	26,909		66,809	70,585	3,776	—
Expiring 03/16/23	JPM	HUF	16,145		40,482	42,351	1,869	—
Expiring 03/16/23	JPM	HUF	16,145		40,417	42,351	1,934	—
Expiring 03/16/23	JPM	HUF	16,145		40,307	42,351	2,044	—
Expiring 03/16/23	JPM	HUF	15,473		38,303	40,587	2,284	—
Expiring 03/16/23	JPM	HUF	12,645		31,705	33,169	1,464	—
Expiring 03/16/23	JPM	HUF	10,000		25,696	26,232	536	—
Expiring 03/16/23	JPM	HUF	7,263		18,071	19,052	981	—
Expiring 03/16/23	JPM	HUF	7,162		17,641	18,788	1,147	—

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint (cont’d.),
Expiring 03/16/23	JPM	HUF	335	$838	$877	$39	$—
Indian Rupee,
Expiring 03/15/23	CITI	INR	76,810	941,546	923,553	—	(17,993)
Expiring 03/15/23	CITI	INR	76,810	927,474	923,553	—	(3,921)
Expiring 03/15/23	CITI	INR	76,810	937,970	923,553	—	(14,417)
Expiring 03/15/23	CITI	INR	76,810	926,903	923,553	—	(3,350)
Expiring 03/15/23	CITI	INR	76,810	933,631	923,552	—	(10,079)
Expiring 03/15/23	CITI	INR	76,810	934,242	923,553	—	(10,689)
Expiring 03/15/23	CITI	INR	76,810	929,947	923,553	—	(6,394)
Expiring 03/15/23	CITI	INR	25,000	303,658	300,599	—	(3,059)
Expiring 03/15/23	CITI	INR	20,000	240,253	240,478	225	—
Expiring 03/15/23	CITI	INR	16,500	202,044	198,395	—	(3,649)
Expiring 03/15/23	CITI	INR	8,346	100,766	100,346	—	(420)
Expiring 03/15/23	CITI	INR	5,000	60,050	60,120	70	—
Expiring 03/15/23	CITI	INR	5,000	60,150	60,120	—	(30)
Expiring 03/15/23	CITI	INR	2,880	35,155	34,629	—	(526)
Expiring 03/15/23	JPM	INR	76,810	941,541	923,553	—	(17,988)
Expiring 03/15/23	JPM	INR	76,810	926,898	923,553	—	(3,345)
Expiring 03/15/23	JPM	INR	76,810	933,633	923,553	—	(10,080)
Expiring 03/15/23	JPM	INR	76,810	937,965	923,553	—	(14,412)
Expiring 03/15/23	JPM	INR	76,810	929,948	923,553	—	(6,395)
Expiring 03/15/23	JPM	INR	76,810	934,243	923,553	—	(10,690)
Expiring 03/15/23	JPM	INR	76,810	927,470	923,553	—	(3,917)
Expiring 03/15/23	JPM	INR	25,000	303,658	300,598	—	(3,060)
Expiring 03/15/23	JPM	INR	20,000	240,252	240,478	226	—
Expiring 03/15/23	JPM	INR	16,500	202,043	198,395	—	(3,648)
Expiring 03/15/23	JPM	INR	8,346	100,765	100,346	—	(419)
Expiring 03/15/23	JPM	INR	5,000	60,050	60,120	70	—
Expiring 03/15/23	JPM	INR	5,000	60,150	60,120	—	(30)
Expiring 03/15/23	JPM	INR	2,880	35,155	34,629	—	(526)
Indonesian Rupiah,
Expiring 03/15/23	CITI	IDR	5,520,228	350,048	356,265	6,217	—
Expiring 03/15/23	CITI	IDR	5,520,228	350,070	356,265	6,195	—
Expiring 03/15/23	CITI	IDR	5,520,228	349,759	356,264	6,505	—
Expiring 03/15/23	CITI	IDR	5,520,228	352,632	356,264	3,632	—
Expiring 03/15/23	CITI	IDR	500,000	31,979	32,269	290	—
Expiring 03/15/23	CITI	IDR	169,582	11,027	10,944	—	(83)
Expiring 03/15/23	CITI	IDR	748	48	48	—	—
Expiring 03/15/23	CITI	IDR	237	15	15	—	—
Expiring 03/15/23	JPM	IDR	5,520,228	349,760	356,265	6,505	—
Expiring 03/15/23	JPM	IDR	5,520,228	350,070	356,264	6,194	—
Expiring 03/15/23	JPM	IDR	5,520,228	350,048	356,264	6,216	—
Expiring 03/15/23	JPM	IDR	5,520,228	352,631	356,265	3,634	—
Expiring 03/15/23	JPM	IDR	500,000	31,980	32,269	289	—
Expiring 03/15/23	JPM	IDR	169,582	11,027	10,944	—	(83)
Expiring 03/15/23	JPM	IDR	748	48	48	—	—
Expiring 03/15/23	JPM	IDR	237	15	15	—	—
Israeli Shekel,
Expiring 03/15/23	CITI	ILS	825	243,313	235,694	—	(7,619)
Expiring 03/15/23	JPM	ILS	825	243,312	235,694	—	(7,618)
Mexican Peso,
Expiring 03/15/23	CITI	MXN	12,700	645,177	642,789	—	(2,388)
Expiring 03/15/23	CITI	MXN	8,500	429,004	430,214	1,210	—
Expiring 03/15/23	CITI	MXN	5,510	278,945	278,891	—	(54)
Expiring 03/15/23	CITI	MXN	5,510	280,659	278,891	—	(1,768)

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 03/15/23	CITI	MXN	4,500	$231,239	$227,760	$—	$(3,479)
Expiring 03/15/23	CITI	MXN	4,200	210,713	212,576	1,863	—
Expiring 03/15/23	CITI	MXN	1,650	83,473	83,512	39	—
Expiring 03/15/23	CITI	MXN	1,000	49,827	50,613	786	—
Expiring 03/15/23	CITI	MXN	127	6,397	6,428	31	—
Expiring 03/15/23	JPM	MXN	12,700	645,178	642,790	—	(2,388)
Expiring 03/15/23	JPM	MXN	8,500	429,002	430,214	1,212	—
Expiring 03/15/23	JPM	MXN	5,510	280,657	278,890	—	(1,767)
Expiring 03/15/23	JPM	MXN	5,510	278,945	278,890	—	(55)
Expiring 03/15/23	JPM	MXN	4,500	231,239	227,760	—	(3,479)
Expiring 03/15/23	JPM	MXN	4,200	210,714	212,577	1,863	—
Expiring 03/15/23	JPM	MXN	1,650	83,473	83,512	39	—
Expiring 03/15/23	JPM	MXN	1,000	49,827	50,613	786	—
Expiring 03/15/23	JPM	MXN	127	6,397	6,428	31	—
New Taiwanese Dollar,
Expiring 03/15/23	CITI	TWD	7,000	230,886	229,608	—	(1,278)
Expiring 03/15/23	CITI	TWD	5,300	177,360	173,846	—	(3,514)
Expiring 03/15/23	CITI	TWD	5,300	178,003	173,846	—	(4,157)
Expiring 03/15/23	CITI	TWD	3,000	98,575	98,403	—	(172)
Expiring 03/15/23	CITI	TWD	1,048	35,195	34,376	—	(819)
Expiring 03/15/23	CITI	TWD	1,000	32,890	32,801	—	(89)
Expiring 03/15/23	CITI	TWD	104	3,446	3,395	—	(51)
Expiring 03/15/23	JPM	TWD	7,000	230,885	229,608	—	(1,277)
Expiring 03/15/23	JPM	TWD	5,300	177,359	173,846	—	(3,513)
Expiring 03/15/23	JPM	TWD	5,300	178,003	173,846	—	(4,157)
Expiring 03/15/23	JPM	TWD	3,000	98,574	98,403	—	(171)
Expiring 03/15/23	JPM	TWD	1,048	35,195	34,376	—	(819)
Expiring 03/15/23	JPM	TWD	1,000	32,889	32,801	—	(88)
Expiring 03/15/23	JPM	TWD	104	3,446	3,395	—	(51)
Peruvian Nuevo Sol,
Expiring 03/15/23	CITI	PEN	18	4,540	4,587	47	—
Expiring 03/15/23	CITI	PEN	15	3,889	3,923	34	—
Expiring 03/15/23	CITI	PEN	10	2,584	2,615	31	—
Expiring 03/15/23	CITI	PEN	6	1,420	1,439	19	—
Expiring 03/15/23	CITI	PEN	6	1,620	1,626	6	—
Expiring 03/15/23	CITI	PEN	5	1,301	1,308	7	—
Expiring 03/15/23	CITI	PEN	4	1,035	1,046	11	—
Expiring 03/15/23	CITI	PEN	3	645	654	9	—
Expiring 03/15/23	CITI	PEN	1	149	149	—	—
Expiring 03/15/23	CITI	PEN	1	259	261	2	—
Expiring 03/15/23	JPM	PEN	18	4,540	4,587	47	—
Expiring 03/15/23	JPM	PEN	15	3,889	3,923	34	—
Expiring 03/15/23	JPM	PEN	10	2,584	2,615	31	—
Expiring 03/15/23	JPM	PEN	6	1,620	1,626	6	—
Expiring 03/15/23	JPM	PEN	6	1,420	1,439	19	—
Expiring 03/15/23	JPM	PEN	5	1,301	1,308	7	—
Expiring 03/15/23	JPM	PEN	4	1,035	1,046	11	—
Expiring 03/15/23	JPM	PEN	3	645	654	9	—
Expiring 03/15/23	JPM	PEN	1	149	149	—	—
Expiring 03/15/23	JPM	PEN	1	259	261	2	—
Philippine Peso,
Expiring 03/15/23	CITI	PHP	25,000	445,011	447,905	2,894	—
Expiring 03/15/23	CITI	PHP	10,000	178,752	179,162	410	—
Expiring 03/15/23	CITI	PHP	5,000	89,485	89,581	96	—
Expiring 03/15/23	CITI	PHP	3,500	61,900	62,706	806	—

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 03/15/23	CITI	PHP	1,500	$26,069	$26,874	$805	$—
Expiring 03/15/23	CITI	PHP	1,500	26,837	26,874	37	—
Expiring 03/15/23	CITI	PHP	298	5,311	5,330	19	—
Expiring 03/15/23	JPM	PHP	25,000	445,008	447,904	2,896	—
Expiring 03/15/23	JPM	PHP	10,000	178,751	179,162	411	—
Expiring 03/15/23	JPM	PHP	5,000	89,484	89,581	97	—
Expiring 03/15/23	JPM	PHP	3,500	61,900	62,707	807	—
Expiring 03/15/23	JPM	PHP	1,500	26,069	26,874	805	—
Expiring 03/15/23	JPM	PHP	1,500	26,837	26,875	38	—
Expiring 03/15/23	JPM	PHP	298	5,311	5,330	19	—
Polish Zloty,
Expiring 03/15/23	CITI	PLN	2,015	450,057	457,025	6,968	—
Expiring 03/15/23	CITI	PLN	2,010	433,859	455,834	21,975	—
Expiring 03/15/23	CITI	PLN	2,010	445,733	455,835	10,102	—
Expiring 03/15/23	CITI	PLN	1,787	392,237	405,187	12,950	—
Expiring 03/15/23	CITI	PLN	1,265	284,904	286,879	1,975	—
Expiring 03/15/23	CITI	PLN	1,065	232,081	241,522	9,441	—
Expiring 03/15/23	CITI	PLN	565	126,990	128,132	1,142	—
Expiring 03/15/23	CITI	PLN	550	117,954	124,729	6,775	—
Expiring 03/15/23	CITI	PLN	362	79,104	82,025	2,921	—
Expiring 03/15/23	CITI	PLN	290	64,686	65,766	1,080	—
Expiring 03/15/23	CITI	PLN	225	49,925	51,026	1,101	—
Expiring 03/15/23	CITI	PLN	155	33,828	35,151	1,323	—
Expiring 03/15/23	CITI	PLN	138	29,840	31,377	1,537	—
Expiring 03/15/23	CITI	PLN	138	30,665	31,377	712	—
Expiring 03/15/23	CITI	PLN	133	29,700	30,187	487	—
Expiring 03/15/23	CITI	PLN	127	28,138	28,687	549	—
Expiring 03/15/23	CITI	PLN	75	16,695	17,009	314	—
Expiring 03/15/23	CITI	PLN	46	10,389	10,471	82	—
Expiring 03/15/23	CITI	PLN	22	5,043	5,047	4	—
Expiring 03/15/23	CITI	PLN	21	4,634	4,763	129	—
Expiring 03/15/23	CITI	PLN	11	2,329	2,381	52	—
Expiring 03/15/23	JPM	PLN	2,015	450,054	457,024	6,970	—
Expiring 03/15/23	JPM	PLN	2,010	433,860	455,835	21,975	—
Expiring 03/15/23	JPM	PLN	2,010	445,730	455,834	10,104	—
Expiring 03/15/23	JPM	PLN	1,787	392,238	405,187	12,949	—
Expiring 03/15/23	JPM	PLN	1,265	284,902	286,878	1,976	—
Expiring 03/15/23	JPM	PLN	1,065	232,081	241,522	9,441	—
Expiring 03/15/23	JPM	PLN	565	126,989	128,131	1,142	—
Expiring 03/15/23	JPM	PLN	550	117,954	124,729	6,775	—
Expiring 03/15/23	JPM	PLN	362	79,104	82,024	2,920	—
Expiring 03/15/23	JPM	PLN	290	64,686	65,767	1,081	—
Expiring 03/15/23	JPM	PLN	225	49,925	51,026	1,101	—
Expiring 03/15/23	JPM	PLN	155	33,828	35,151	1,323	—
Expiring 03/15/23	JPM	PLN	138	29,840	31,377	1,537	—
Expiring 03/15/23	JPM	PLN	138	30,665	31,377	712	—
Expiring 03/15/23	JPM	PLN	133	29,700	30,187	487	—
Expiring 03/15/23	JPM	PLN	127	28,138	28,688	550	—
Expiring 03/15/23	JPM	PLN	75	16,695	17,009	314	—
Expiring 03/15/23	JPM	PLN	46	10,389	10,471	82	—
Expiring 03/15/23	JPM	PLN	22	5,044	5,048	4	—
Expiring 03/15/23	JPM	PLN	21	4,634	4,762	128	—
Expiring 03/15/23	JPM	PLN	11	2,329	2,381	52	—
Saudi Arabian Riyal,
Expiring 03/15/23	CITI	SAR	280	74,498	74,399	—	(99)

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Saudi Arabian Riyal (cont’d.),
Expiring 03/15/23	CITI	SAR	253	$66,910	$67,097	$187	$ —
Expiring 03/15/23	CITI	SAR	110	29,240	29,228	—	(12)
Expiring 03/15/23	CITI	SAR	85	22,597	22,586	—	(11)
Expiring 03/15/23	CITI	SAR	77	20,395	20,397	2	—
Expiring 03/15/23	CITI	SAR	48	12,638	12,621	—	(17)
Expiring 03/15/23	CITI	SAR	35	9,306	9,300	—	(6)
Expiring 03/15/23	CITI	SAR	34	9,009	9,034	25	—
Expiring 03/15/23	CITI	SAR	32	8,349	8,370	21	—
Expiring 03/15/23	CITI	SAR	30	7,973	7,971	—	(2)
Expiring 03/15/23	CITI	SAR	25	6,648	6,643	—	(5)
Expiring 03/15/23	CITI	SAR	22	5,715	5,713	—	(2)
Expiring 03/15/23	CITI	SAR	17	4,399	4,403	4	—
Expiring 03/15/23	JPM	SAR	280	74,498	74,399	—	(99)
Expiring 03/15/23	JPM	SAR	253	66,910	67,097	187	—
Expiring 03/15/23	JPM	SAR	110	29,240	29,228	—	(12)
Expiring 03/15/23	JPM	SAR	85	22,597	22,586	—	(11)
Expiring 03/15/23	JPM	SAR	77	20,394	20,396	2	—
Expiring 03/15/23	JPM	SAR	48	12,638	12,621	—	(17)
Expiring 03/15/23	JPM	SAR	35	9,306	9,300	—	(6)
Expiring 03/15/23	JPM	SAR	34	9,009	9,034	25	—
Expiring 03/15/23	JPM	SAR	32	8,349	8,370	21	—
Expiring 03/15/23	JPM	SAR	30	7,973	7,971	—	(2)
Expiring 03/15/23	JPM	SAR	25	6,648	6,643	—	(5)
Expiring 03/15/23	JPM	SAR	22	5,715	5,713	—	(2)
Expiring 03/15/23	JPM	SAR	17	4,399	4,403	4	—
Singapore Dollar,
Expiring 03/15/23	CITI	SGD	935	689,338	698,931	9,593	—
Expiring 03/15/23	CITI	SGD	498	361,327	371,891	10,564	—
Expiring 03/15/23	CITI	SGD	498	362,142	371,891	9,749	—
Expiring 03/15/23	JPM	SGD	935	689,334	698,931	9,597	—
Expiring 03/15/23	JPM	SGD	498	362,143	371,891	9,748	—
Expiring 03/15/23	JPM	SGD	498	361,328	371,892	10,564	—
South African Rand,
Expiring 03/15/23	CITI	ZAR	14,521	827,604	849,115	21,511	—
Expiring 03/15/23	CITI	ZAR	12,493	730,283	730,547	264	—
Expiring 03/15/23	CITI	ZAR	9,994	568,188	584,438	16,250	—
Expiring 03/15/23	CITI	ZAR	9,429	539,150	551,376	12,226	—
Expiring 03/15/23	CITI	ZAR	7,700	438,702	450,272	11,570	—
Expiring 03/15/23	CITI	ZAR	7,000	405,192	409,339	4,147	—
Expiring 03/15/23	CITI	ZAR	3,750	214,834	219,289	4,455	—
Expiring 03/15/23	CITI	ZAR	3,750	217,587	219,288	1,701	—
Expiring 03/15/23	CITI	ZAR	3,300	189,676	192,974	3,298	—
Expiring 03/15/23	CITI	ZAR	3,150	183,869	184,202	333	—
Expiring 03/15/23	CITI	ZAR	2,028	118,164	118,567	403	—
Expiring 03/15/23	CITI	ZAR	1,949	111,274	113,948	2,674	—
Expiring 03/15/23	CITI	ZAR	1,800	103,600	105,258	1,658	—
Expiring 03/15/23	CITI	ZAR	1,571	89,791	91,896	2,105	—
Expiring 03/15/23	CITI	ZAR	1,571	89,913	91,896	1,983	—
Expiring 03/15/23	CITI	ZAR	1,562	87,203	91,319	4,116	—
Expiring 03/15/23	CITI	ZAR	1,562	87,879	91,319	3,440	—
Expiring 03/15/23	CITI	ZAR	1,403	80,288	82,040	1,752	—
Expiring 03/15/23	CITI	ZAR	1,000	56,338	58,477	2,139	—
Expiring 03/15/23	CITI	ZAR	800	46,762	46,782	20	—
Expiring 03/15/23	CITI	ZAR	500	28,594	29,239	645	—
Expiring 03/15/23	CITI	ZAR	500	29,228	29,238	10	—

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 03/15/23	CITI	ZAR	328	$18,835	$19,181	$346	$—
Expiring 03/15/23	CITI	ZAR	2	113	117	4	—
Expiring 03/15/23	JPM	ZAR	14,520	827,605	849,115	21,510	—
Expiring 03/15/23	JPM	ZAR	12,493	730,284	730,547	263	—
Expiring 03/15/23	JPM	ZAR	9,994	568,185	584,438	16,253	—
Expiring 03/15/23	JPM	ZAR	9,429	539,147	551,375	12,228	—
Expiring 03/15/23	JPM	ZAR	7,700	438,703	450,273	11,570	—
Expiring 03/15/23	JPM	ZAR	7,000	405,192	409,338	4,146	—
Expiring 03/15/23	JPM	ZAR	3,750	214,832	219,288	4,456	—
Expiring 03/15/23	JPM	ZAR	3,750	217,586	219,288	1,702	—
Expiring 03/15/23	JPM	ZAR	3,300	189,676	192,974	3,298	—
Expiring 03/15/23	JPM	ZAR	3,150	183,870	184,203	333	—
Expiring 03/15/23	JPM	ZAR	2,028	118,164	118,567	403	—
Expiring 03/15/23	JPM	ZAR	1,949	111,273	113,948	2,675	—
Expiring 03/15/23	JPM	ZAR	1,800	103,600	105,258	1,658	—
Expiring 03/15/23	JPM	ZAR	1,571	89,791	91,896	2,105	—
Expiring 03/15/23	JPM	ZAR	1,571	89,913	91,896	1,983	—
Expiring 03/15/23	JPM	ZAR	1,562	87,878	91,318	3,440	—
Expiring 03/15/23	JPM	ZAR	1,562	87,202	91,318	4,116	—
Expiring 03/15/23	JPM	ZAR	1,403	80,288	82,040	1,752	—
Expiring 03/15/23	JPM	ZAR	1,000	56,338	58,477	2,139	—
Expiring 03/15/23	JPM	ZAR	800	46,762	46,782	20	—
Expiring 03/15/23	JPM	ZAR	500	29,228	29,239	11	—
Expiring 03/15/23	JPM	ZAR	500	28,594	29,239	645	—
Expiring 03/15/23	JPM	ZAR	328	18,835	19,181	346	—
Expiring 03/15/23	JPM	ZAR	2	113	117	4	—
South Korean Won,
Expiring 03/15/23	CITI	KRW	1,150,000	904,181	914,863	10,682	—
Expiring 03/15/23	CITI	KRW	900,000	710,139	715,980	5,841	—
Expiring 03/15/23	CITI	KRW	800,000	624,689	636,426	11,737	—
Expiring 03/15/23	CITI	KRW	520,000	399,881	413,677	13,796	—
Expiring 03/15/23	CITI	KRW	435,000	336,959	346,056	9,097	—
Expiring 03/15/23	CITI	KRW	250,000	192,381	198,883	6,502	—
Expiring 03/15/23	CITI	KRW	225,000	171,154	178,995	7,841	—
Expiring 03/15/23	CITI	KRW	200,000	153,896	159,106	5,210	—
Expiring 03/15/23	CITI	KRW	79,360	60,449	63,133	2,684	—
Expiring 03/15/23	CITI	KRW	50,000	39,628	39,777	149	—
Expiring 03/15/23	CITI	KRW	50,000	38,552	39,776	1,224	—
Expiring 03/15/23	CITI	KRW	50,000	39,520	39,776	256	—
Expiring 03/15/23	CITI	KRW	31,745	24,658	25,254	596	—
Expiring 03/15/23	CITI	KRW	25,000	19,423	19,888	465	—
Expiring 03/15/23	JPM	KRW	1,150,000	904,176	914,862	10,686	—
Expiring 03/15/23	JPM	KRW	900,000	710,135	715,979	5,844	—
Expiring 03/15/23	JPM	KRW	800,000	624,686	636,426	11,740	—
Expiring 03/15/23	JPM	KRW	520,000	399,879	413,677	13,798	—
Expiring 03/15/23	JPM	KRW	435,000	336,958	346,057	9,099	—
Expiring 03/15/23	JPM	KRW	250,000	192,380	198,883	6,503	—
Expiring 03/15/23	JPM	KRW	225,000	171,153	178,995	7,842	—
Expiring 03/15/23	JPM	KRW	200,000	153,895	159,106	5,211	—
Expiring 03/15/23	JPM	KRW	79,360	60,449	63,133	2,684	—
Expiring 03/15/23	JPM	KRW	50,000	39,520	39,777	257	—
Expiring 03/15/23	JPM	KRW	50,000	39,628	39,777	149	—
Expiring 03/15/23	JPM	KRW	50,000	38,552	39,777	1,225	—
Expiring 03/15/23	JPM	KRW	31,745	24,658	25,254	596	—
Expiring 03/15/23	JPM	KRW	25,000	19,423	19,888	465	—

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht,
Expiring 03/15/23	CITI	THB	6,400	$ 185,064	$ 186,155	$ 1,091	$ —
Expiring 03/15/23	CITI	THB	3,448	96,650	100,276	3,626	—
Expiring 03/15/23	CITI	THB	3,448	97,847	100,277	2,430	—
Expiring 03/15/23	CITI	THB	3,448	96,500	100,276	3,776	—
Expiring 03/15/23	CITI	THB	3,000	87,386	87,260	—	(126)
Expiring 03/15/23	CITI	THB	2,100	61,404	61,068	—	(336)
Expiring 03/15/23	CITI	THB	1,000	28,956	29,087	131	—
Expiring 03/15/23	CITI	THB	500	14,488	14,543	55	—
Expiring 03/15/23	CITI	THB	500	14,564	14,543	—	(21)
Expiring 03/15/23	CITI	THB	400	11,555	11,635	80	—
Expiring 03/15/23	CITI	THB	350	10,027	10,180	153	—
Expiring 03/15/23	CITI	THB	292	8,522	8,478	—	(44)
Expiring 03/15/23	CITI	THB	250	6,998	7,271	273	—
Expiring 03/15/23	CITI	THB	250	7,047	7,271	224	—
Expiring 03/15/23	CITI	THB	250	7,224	7,271	47	—
Expiring 03/15/23	CITI	THB	200	5,665	5,817	152	—
Expiring 03/15/23	CITI	THB	200	5,811	5,818	7	—
Expiring 03/15/23	CITI	THB	150	4,212	4,363	151	—
Expiring 03/15/23	CITI	THB	150	4,366	4,363	—	(3)
Expiring 03/15/23	CITI	THB	50	1,456	1,454	—	(2)
Expiring 03/15/23	JPM	THB	6,400	185,063	186,155	1,092	—
Expiring 03/15/23	JPM	THB	3,448	97,847	100,277	2,430	—
Expiring 03/15/23	JPM	THB	3,447	96,500	100,276	3,776	—
Expiring 03/15/23	JPM	THB	3,447	96,650	100,276	3,626	—
Expiring 03/15/23	JPM	THB	3,000	87,385	87,260	—	(125)
Expiring 03/15/23	JPM	THB	2,100	61,404	61,068	—	(336)
Expiring 03/15/23	JPM	THB	1,000	28,956	29,087	131	—
Expiring 03/15/23	JPM	THB	500	14,564	14,543	—	(21)
Expiring 03/15/23	JPM	THB	500	14,488	14,543	55	—
Expiring 03/15/23	JPM	THB	400	11,555	11,635	80	—
Expiring 03/15/23	JPM	THB	350	10,027	10,180	153	—
Expiring 03/15/23	JPM	THB	292	8,522	8,478	—	(44)
Expiring 03/15/23	JPM	THB	250	6,998	7,271	273	—
Expiring 03/15/23	JPM	THB	250	7,047	7,271	224	—
Expiring 03/15/23	JPM	THB	250	7,224	7,271	47	—
Expiring 03/15/23	JPM	THB	200	5,665	5,817	152	—
Expiring 03/15/23	JPM	THB	200	5,811	5,818	7	—
Expiring 03/15/23	JPM	THB	150	4,213	4,363	150	—
Expiring 03/15/23	JPM	THB	150	4,366	4,363	—	(3)
Expiring 03/15/23	JPM	THB	50	1,456	1,454	—	(2)

				$84,205,171	$85,326,895	1,361,989	(240,265)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 03/15/23	CITI	BRL	3,750	$709,681	$700,182	$9,499	$—
Expiring 03/15/23	CITI	BRL	2,750	505,046	513,467	—	(8,421)
Expiring 03/15/23	CITI	BRL	2,620	493,562	489,194	4,368	—
Expiring 03/15/23	CITI	BRL	1,100	202,906	205,386	—	(2,480)
Expiring 03/15/23	CITI	BRL	550	101,149	102,693	—	(1,544)
Expiring 03/15/23	CITI	BRL	400	74,815	74,686	129	—
Expiring 03/15/23	CITI	BRL	375	68,572	70,041	—	(1,469)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 03/15/23	CITI	BRL	375	$68,577	$70,041	$—	$(1,464)
Expiring 03/15/23	CITI	BRL	375	70,110	70,042	68	—
Expiring 03/15/23	CITI	BRL	375	70,732	70,041	691	—
Expiring 03/15/23	CITI	BRL	200	36,596	37,343	—	(747)
Expiring 03/15/23	CITI	BRL	108	20,454	20,165	289	—
Expiring 03/15/23	CITI	BRL	102	18,838	18,952	—	(114)
Expiring 03/15/23	CITI	BRL	82	15,371	15,218	153	—
Expiring 03/15/23	CITI	BRL	79	14,862	14,810	52	—
Expiring 03/15/23	CITI	BRL	22	4,171	4,108	63	—
Expiring 03/15/23	JPM	BRL	3,750	709,685	700,182	9,503	—
Expiring 03/15/23	JPM	BRL	2,750	505,045	513,467	—	(8,422)
Expiring 03/15/23	JPM	BRL	2,620	493,564	489,194	4,370	—
Expiring 03/15/23	JPM	BRL	1,100	202,906	205,387	—	(2,481)
Expiring 03/15/23	JPM	BRL	550	101,150	102,693	—	(1,543)
Expiring 03/15/23	JPM	BRL	400	74,815	74,686	129	—
Expiring 03/15/23	JPM	BRL	375	68,577	70,042	—	(1,465)
Expiring 03/15/23	JPM	BRL	375	68,572	70,041	—	(1,469)
Expiring 03/15/23	JPM	BRL	375	70,733	70,042	691	—
Expiring 03/15/23	JPM	BRL	375	70,110	70,042	68	—
Expiring 03/15/23	JPM	BRL	200	36,596	37,343	—	(747)
Expiring 03/15/23	JPM	BRL	108	20,454	20,165	289	—
Expiring 03/15/23	JPM	BRL	102	18,838	18,952	—	(114)
Expiring 03/15/23	JPM	BRL	82	15,371	15,218	153	—
Expiring 03/15/23	JPM	BRL	79	14,862	14,810	52	—
Expiring 03/15/23	JPM	BRL	22	4,171	4,108	63	—
Chilean Peso,
Expiring 03/15/23	CITI	CLP	340,000	382,638	396,830	—	(14,192)
Expiring 03/15/23	CITI	CLP	250,000	278,508	291,786	—	(13,278)
Expiring 03/15/23	CITI	CLP	180,000	192,754	210,087	—	(17,333)
Expiring 03/15/23	CITI	CLP	125,000	138,455	145,893	—	(7,438)
Expiring 03/15/23	CITI	CLP	55,647	58,506	64,948	—	(6,442)
Expiring 03/15/23	CITI	CLP	54,353	57,088	63,438	—	(6,350)
Expiring 03/15/23	CITI	CLP	50,000	57,006	58,357	—	(1,351)
Expiring 03/15/23	CITI	CLP	50,000	58,026	58,357	—	(331)
Expiring 03/15/23	CITI	CLP	3,460	3,764	4,038	—	(274)
Expiring 03/15/23	CITI	CLP	3,460	3,646	4,038	—	(392)
Expiring 03/15/23	CITI	CLP	3,460	3,848	4,038	—	(190)
Expiring 03/15/23	CITI	CLP	3,460	3,845	4,038	—	(193)
Expiring 03/15/23	CITI	CLP	3,240	3,443	3,781	—	(338)
Expiring 03/15/23	CITI	CLP	2,064	2,273	2,409	—	(136)
Expiring 03/15/23	CITI	CLP	1,761	1,898	2,056	—	(158)
Expiring 03/15/23	CITI	CLP	1,761	1,875	2,056	—	(181)
Expiring 03/15/23	CITI	CLP	1,761	2,016	2,056	—	(40)
Expiring 03/15/23	CITI	CLP	1,698	1,816	1,983	—	(167)
Expiring 03/15/23	CITI	CLP	1,698	1,827	1,982	—	(155)
Expiring 03/15/23	CITI	CLP	1,698	1,942	1,982	—	(40)
Expiring 03/15/23	CITI	CLP	31	34	36	—	(2)
Expiring 03/15/23	JPM	CLP	340,000	382,640	396,830	—	(14,190)
Expiring 03/15/23	JPM	CLP	250,000	278,510	291,787	—	(13,277)
Expiring 03/15/23	JPM	CLP	180,000	192,754	210,087	—	(17,333)
Expiring 03/15/23	JPM	CLP	125,000	138,456	145,893	—	(7,437)
Expiring 03/15/23	JPM	CLP	55,647	58,506	64,948	—	(6,442)
Expiring 03/15/23	JPM	CLP	54,353	57,088	63,438	—	(6,350)
Expiring 03/15/23	JPM	CLP	50,000	58,027	58,358	—	(331)
Expiring 03/15/23	JPM	CLP	50,000	57,006	58,357	—	(1,351)

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso (cont’d.),
Expiring 03/15/23	JPM	CLP	3,460	$3,646	$4,038	$ —	$(392)
Expiring 03/15/23	JPM	CLP	3,460	3,764	4,038	—	(274)
Expiring 03/15/23	JPM	CLP	3,460	3,848	4,038	—	(190)
Expiring 03/15/23	JPM	CLP	3,460	3,845	4,038	—	(193)
Expiring 03/15/23	JPM	CLP	3,240	3,443	3,781	—	(338)
Expiring 03/15/23	JPM	CLP	2,064	2,273	2,409	—	(136)
Expiring 03/15/23	JPM	CLP	1,761	1,898	2,056	—	(158)
Expiring 03/15/23	JPM	CLP	1,761	1,875	2,056	—	(181)
Expiring 03/15/23	JPM	CLP	1,761	2,016	2,056	—	(40)
Expiring 03/15/23	JPM	CLP	1,698	1,816	1,983	—	(167)
Expiring 03/15/23	JPM	CLP	1,698	1,827	1,982	—	(155)
Expiring 03/15/23	JPM	CLP	1,698	1,942	1,982	—	(40)
Expiring 03/15/23	JPM	CLP	31	34	36	—	(2)
Chinese Renminbi,
Expiring 03/15/23	CITI	CNH	8,125	1,172,057	1,180,875	—	(8,818)
Expiring 03/15/23	CITI	CNH	5,601	782,561	813,987	—	(31,426)
Expiring 03/15/23	CITI	CNH	5,601	808,904	813,988	—	(5,084)
Expiring 03/15/23	CITI	CNH	3,497	505,878	508,188	—	(2,310)
Expiring 03/15/23	CITI	CNH	1,643	236,591	238,756	—	(2,165)
Expiring 03/15/23	CITI	CNH	1,257	181,496	182,695	—	(1,199)
Expiring 03/15/23	CITI	CNH	1,250	178,297	181,677	—	(3,380)
Expiring 03/15/23	CITI	CNH	771	111,237	112,041	—	(804)
Expiring 03/15/23	CITI	CNH	751	105,926	109,079	—	(3,153)
Expiring 03/15/23	CITI	CNH	742	106,909	107,864	—	(955)
Expiring 03/15/23	CITI	CNH	650	93,934	94,472	—	(538)
Expiring 03/15/23	CITI	CNH	550	79,332	79,938	—	(606)
Expiring 03/15/23	CITI	CNH	451	62,820	65,477	—	(2,657)
Expiring 03/15/23	CITI	CNH	400	55,636	58,137	—	(2,501)
Expiring 03/15/23	CITI	CNH	83	11,718	11,991	—	(273)
Expiring 03/15/23	JPM	CNH	8,125	1,172,063	1,180,875	—	(8,812)
Expiring 03/15/23	JPM	CNH	5,601	782,560	813,987	—	(31,427)
Expiring 03/15/23	JPM	CNH	5,601	808,908	813,988	—	(5,080)
Expiring 03/15/23	JPM	CNH	3,497	505,880	508,188	—	(2,308)
Expiring 03/15/23	JPM	CNH	1,643	236,592	238,756	—	(2,164)
Expiring 03/15/23	JPM	CNH	1,257	181,497	182,695	—	(1,198)
Expiring 03/15/23	JPM	CNH	1,250	178,298	181,677	—	(3,379)
Expiring 03/15/23	JPM	CNH	771	111,238	112,041	—	(803)
Expiring 03/15/23	JPM	CNH	751	105,926	109,079	—	(3,153)
Expiring 03/15/23	JPM	CNH	742	106,910	107,865	—	(955)
Expiring 03/15/23	JPM	CNH	650	93,935	94,472	—	(537)
Expiring 03/15/23	JPM	CNH	550	79,332	79,938	—	(606)
Expiring 03/15/23	JPM	CNH	451	62,820	65,477	—	(2,657)
Expiring 03/15/23	JPM	CNH	400	55,636	58,137	—	(2,501)
Expiring 03/15/23	JPM	CNH	83	11,718	11,991	—	(273)
Colombian Peso,
Expiring 03/15/23	CITI	COP	450,000	92,373	91,489	884	—
Expiring 03/15/23	CITI	COP	50,000	9,936	10,165	—	(229)
Expiring 03/15/23	CITI	COP	9,510	1,944	1,933	11	—
Expiring 03/15/23	CITI	COP	9,510	1,898	1,933	—	(35)
Expiring 03/15/23	CITI	COP	9,510	1,938	1,933	5	—
Expiring 03/15/23	CITI	COP	4,790	963	974	—	(11)
Expiring 03/15/23	CITI	COP	4,720	950	960	—	(10)
Expiring 03/15/23	CITI	COP	3,328	677	677	—	—
Expiring 03/15/23	JPM	COP	450,000	92,374	91,489	885	—
Expiring 03/15/23	JPM	COP	50,000	9,936	10,165	—	(229)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 03/15/23	JPM	COP	9,510	$ 1,898	$ 1,933	$—	$(35)
Expiring 03/15/23	JPM	COP	9,510	1,944	1,933	11	—
Expiring 03/15/23	JPM	COP	9,510	1,938	1,933	5	—
Expiring 03/15/23	JPM	COP	4,790	963	974	—	(11)
Expiring 03/15/23	JPM	COP	4,720	950	960	—	(10)
Expiring 03/15/23	JPM	COP	3,328	677	677	—	—
Czech Koruna,
Expiring 03/15/23	CITI	CZK	16,937	708,127	746,397	—	(38,270)
Expiring 03/15/23	CITI	CZK	14,543	612,932	640,903	—	(27,971)
Expiring 03/15/23	CITI	CZK	14,543	610,751	640,904	—	(30,153)
Expiring 03/15/23	CITI	CZK	14,543	626,703	640,903	—	(14,200)
Expiring 03/15/23	CITI	CZK	14,543	625,208	640,903	—	(15,695)
Expiring 03/15/23	CITI	CZK	12,725	540,841	560,791	—	(19,950)
Expiring 03/15/23	CITI	CZK	12,725	546,434	560,790	—	(14,356)
Expiring 03/15/23	CITI	CZK	12,500	546,143	550,877	—	(4,734)
Expiring 03/15/23	CITI	CZK	8,500	372,630	374,596	—	(1,966)
Expiring 03/15/23	CITI	CZK	2,394	100,404	105,493	—	(5,089)
Expiring 03/15/23	CITI	CZK	2,394	101,618	105,494	—	(3,876)
Expiring 03/15/23	CITI	CZK	2,394	100,818	105,493	—	(4,675)
Expiring 03/15/23	CITI	CZK	2,394	103,048	105,493	—	(2,445)
Expiring 03/15/23	CITI	CZK	2,394	102,770	105,493	—	(2,723)
Expiring 03/15/23	CITI	CZK	2,394	102,937	105,493	—	(2,556)
Expiring 03/15/23	CITI	CZK	1,818	77,245	80,113	—	(2,868)
Expiring 03/15/23	CITI	CZK	1,818	78,113	80,113	—	(2,000)
Expiring 03/15/23	CITI	CZK	22	931	969	—	(38)
Expiring 03/15/23	CITI	CZK	22	930	970	—	(40)
Expiring 03/15/23	JPM	CZK	16,937	708,126	746,396	—	(38,270)
Expiring 03/15/23	JPM	CZK	14,543	610,750	640,903	—	(30,153)
Expiring 03/15/23	JPM	CZK	14,543	612,932	640,904	—	(27,972)
Expiring 03/15/23	JPM	CZK	14,543	626,706	640,903	—	(14,197)
Expiring 03/15/23	JPM	CZK	14,543	625,211	640,903	—	(15,692)
Expiring 03/15/23	JPM	CZK	12,725	540,840	560,791	—	(19,951)
Expiring 03/15/23	JPM	CZK	12,725	546,437	560,790	—	(14,353)
Expiring 03/15/23	JPM	CZK	12,500	546,146	550,877	—	(4,731)
Expiring 03/15/23	JPM	CZK	8,500	372,632	374,596	—	(1,964)
Expiring 03/15/23	JPM	CZK	2,394	101,617	105,493	—	(3,876)
Expiring 03/15/23	JPM	CZK	2,394	100,818	105,493	—	(4,675)
Expiring 03/15/23	JPM	CZK	2,394	100,404	105,493	—	(5,089)
Expiring 03/15/23	JPM	CZK	2,394	103,048	105,493	—	(2,445)
Expiring 03/15/23	JPM	CZK	2,394	102,771	105,493	—	(2,722)
Expiring 03/15/23	JPM	CZK	2,394	102,937	105,493	—	(2,556)
Expiring 03/15/23	JPM	CZK	1,818	77,245	80,113	—	(2,868)
Expiring 03/15/23	JPM	CZK	1,818	78,114	80,113	—	(1,999)
Expiring 03/15/23	JPM	CZK	22	930	970	—	(40)
Expiring 03/15/23	JPM	CZK	22	931	969	—	(38)
Euro,
Expiring 03/15/23	CITI	EUR	13	13,635	13,712	—	(77)
Expiring 03/15/23	CITI	EUR	5	5,299	5,380	—	(81)
Expiring 03/15/23	CITI	EUR	2	2,141	2,152	—	(11)
Expiring 03/15/23	CITI	EUR	2	2,144	2,152	—	(8)
Expiring 03/15/23	CITI	EUR	2	1,605	1,614	—	(9)
Expiring 03/15/23	CITI	EUR	2	2,137	2,152	—	(15)
Expiring 03/15/23	CITI	EUR	1	1,068	1,076	—	(8)
Expiring 03/15/23	CITI	EUR	1	1,070	1,076	—	(6)
Expiring 03/15/23	CITI	EUR	1	535	538	—	(3)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 03/15/23	JPM	EUR	13	$ 13,635	$ 13,712	$ —	$(77)
Expiring 03/15/23	JPM	EUR	5	5,299	5,380	—	(81)
Expiring 03/15/23	JPM	EUR	2	1,605	1,614	—	(9)
Expiring 03/15/23	JPM	EUR	2	2,144	2,152	—	(8)
Expiring 03/15/23	JPM	EUR	2	2,137	2,152	—	(15)
Expiring 03/15/23	JPM	EUR	2	2,141	2,152	—	(11)
Expiring 03/15/23	JPM	EUR	1	1,070	1,076	—	(6)
Expiring 03/15/23	JPM	EUR	1	535	538	—	(3)
Expiring 03/15/23	JPM	EUR	1	1,068	1,076	—	(8)
Hong Kong Dollar,
Expiring 01/03/23	MSI	HKD	1,793	230,026	229,714	312	—
Hungarian Forint,
Expiring 03/16/23	CITI	HUF	41,000	101,403	107,549	—	(6,146)
Expiring 03/16/23	CITI	HUF	953	2,380	2,500	—	(120)
Expiring 03/16/23	CITI	HUF	953	2,362	2,500	—	(138)
Expiring 03/16/23	CITI	HUF	953	2,391	2,501	—	(110)
Expiring 03/16/23	CITI	HUF	953	2,345	2,500	—	(155)
Expiring 03/16/23	CITI	HUF	639	1,578	1,675	—	(97)
Expiring 03/16/23	JPM	HUF	41,000	101,404	107,549	—	(6,145)
Expiring 03/16/23	JPM	HUF	953	2,345	2,500	—	(155)
Expiring 03/16/23	JPM	HUF	953	2,362	2,500	—	(138)
Expiring 03/16/23	JPM	HUF	953	2,391	2,501	—	(110)
Expiring 03/16/23	JPM	HUF	953	2,380	2,500	—	(120)
Expiring 03/16/23	JPM	HUF	639	1,578	1,675	—	(97)
Indian Rupee,
Expiring 03/15/23	CITI	INR	9,213	111,892	110,777	1,115	—
Expiring 03/15/23	CITI	INR	8,356	101,622	100,472	1,150	—
Expiring 03/15/23	CITI	INR	7,686	92,885	92,417	468	—
Expiring 03/15/23	CITI	INR	7,686	94,093	92,417	1,676	—
Expiring 03/15/23	CITI	INR	7,686	92,759	92,417	342	—
Expiring 03/15/23	CITI	INR	7,686	93,072	92,417	655	—
Expiring 03/15/23	CITI	INR	7,686	93,903	92,416	1,487	—
Expiring 03/15/23	CITI	INR	7,686	93,461	92,417	1,044	—
Expiring 03/15/23	CITI	INR	7,686	93,414	92,417	997	—
Expiring 03/15/23	CITI	INR	3,526	42,540	42,396	144	—
Expiring 03/15/23	CITI	INR	—*	—	—	—	—
Expiring 03/15/23	JPM	INR	9,213	111,892	110,777	1,115	—
Expiring 03/15/23	JPM	INR	8,356	101,622	100,472	1,150	—
Expiring 03/15/23	JPM	INR	7,686	93,451	92,417	1,034	—
Expiring 03/15/23	JPM	INR	7,686	93,904	92,417	1,487	—
Expiring 03/15/23	JPM	INR	7,686	92,759	92,417	342	—
Expiring 03/15/23	JPM	INR	7,686	93,460	92,416	1,044	—
Expiring 03/15/23	JPM	INR	7,686	94,094	92,417	1,677	—
Expiring 03/15/23	JPM	INR	7,686	93,072	92,417	655	—
Expiring 03/15/23	JPM	INR	7,686	92,885	92,416	469	—
Expiring 03/15/23	JPM	INR	3,526	42,540	42,396	144	—
Indonesian Rupiah,
Expiring 03/15/23	CITI	IDR	2,200,000	139,411	141,983	—	(2,572)
Expiring 03/15/23	CITI	IDR	1,850,000	118,571	119,395	—	(824)
Expiring 03/15/23	CITI	IDR	1,800,000	115,110	116,169	—	(1,059)
Expiring 03/15/23	CITI	IDR	402,912	25,776	26,003	—	(227)
Expiring 03/15/23	CITI	IDR	402,911	25,549	26,003	—	(454)
Expiring 03/15/23	CITI	IDR	239,854	15,208	15,479	—	(271)
Expiring 03/15/23	CITI	IDR	201,456	12,777	13,002	—	(225)
Expiring 03/15/23	CITI	IDR	201,456	12,769	13,001	—	(232)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 03/15/23	CITI	IDR	201,456	$ 12,772	$ 13,001	$ —	$(229)
Expiring 03/15/23	CITI	IDR	201,456	12,771	13,002	—	(231)
Expiring 03/15/23	CITI	IDR	150,000	9,512	9,681	—	(169)
Expiring 03/15/23	CITI	IDR	83,605	5,342	5,395	—	(53)
Expiring 03/15/23	CITI	IDR	50,000	3,251	3,227	24	—
Expiring 03/15/23	CITI	IDR	16,290	1,043	1,051	—	(8)
Expiring 03/15/23	CITI	IDR	238	15	15	—	—
Expiring 03/15/23	CITI	IDR	—*	—	—	—	—
Expiring 03/15/23	CITI	IDR	—*	—	—	—	—
Expiring 03/15/23	JPM	IDR	2,200,000	139,411	141,984	—	(2,573)
Expiring 03/15/23	JPM	IDR	1,850,000	118,572	119,395	—	(823)
Expiring 03/15/23	JPM	IDR	1,800,000	115,110	116,168	—	(1,058)
Expiring 03/15/23	JPM	IDR	402,912	25,770	26,003	—	(233)
Expiring 03/15/23	JPM	IDR	402,911	25,553	26,003	—	(450)
Expiring 03/15/23	JPM	IDR	239,854	15,208	15,479	—	(271)
Expiring 03/15/23	JPM	IDR	201,456	12,773	13,002	—	(229)
Expiring 03/15/23	JPM	IDR	201,456	12,769	13,001	—	(232)
Expiring 03/15/23	JPM	IDR	201,456	12,770	13,002	—	(232)
Expiring 03/15/23	JPM	IDR	201,456	12,778	13,002	—	(224)
Expiring 03/15/23	JPM	IDR	150,000	9,512	9,681	—	(169)
Expiring 03/15/23	JPM	IDR	83,605	5,342	5,395	—	(53)
Expiring 03/15/23	JPM	IDR	50,000	3,251	3,227	24	—
Expiring 03/15/23	JPM	IDR	16,290	1,043	1,051	—	(8)
Expiring 03/15/23	JPM	IDR	238	15	15	—	—
Israeli Shekel,
Expiring 03/15/23	CITI	ILS	3,160	925,188	902,858	22,330	—
Expiring 03/15/23	CITI	ILS	2,963	865,504	846,431	19,073	—
Expiring 03/15/23	CITI	ILS	2,765	804,080	790,001	14,079	—
Expiring 03/15/23	CITI	ILS	2,370	693,416	677,144	16,272	—
Expiring 03/15/23	CITI	ILS	800	236,074	228,551	7,523	—
Expiring 03/15/23	CITI	ILS	686	200,737	195,984	4,753	—
Expiring 03/15/23	CITI	ILS	670	194,254	191,269	2,985	—
Expiring 03/15/23	CITI	ILS	584	169,527	166,702	2,825	—
Expiring 03/15/23	CITI	ILS	494	144,662	141,072	3,590	—
Expiring 03/15/23	CITI	ILS	485	142,127	138,488	3,639	—
Expiring 03/15/23	CITI	ILS	386	112,753	110,274	2,479	—
Expiring 03/15/23	CITI	ILS	188	55,363	53,845	1,518	—
Expiring 03/15/23	CITI	ILS	70	20,518	19,998	520	—
Expiring 03/15/23	JPM	ILS	3,160	925,187	902,858	22,329	—
Expiring 03/15/23	JPM	ILS	2,963	865,503	846,431	19,072	—
Expiring 03/15/23	JPM	ILS	2,765	804,079	790,001	14,078	—
Expiring 03/15/23	JPM	ILS	2,370	693,415	677,144	16,271	—
Expiring 03/15/23	JPM	ILS	800	236,076	228,552	7,524	—
Expiring 03/15/23	JPM	ILS	686	200,738	195,984	4,754	—
Expiring 03/15/23	JPM	ILS	670	194,255	191,269	2,986	—
Expiring 03/15/23	JPM	ILS	584	169,527	166,702	2,825	—
Expiring 03/15/23	JPM	ILS	494	144,662	141,072	3,590	—
Expiring 03/15/23	JPM	ILS	485	142,127	138,488	3,639	—
Expiring 03/15/23	JPM	ILS	386	112,753	110,274	2,479	—
Expiring 03/15/23	JPM	ILS	188	55,363	53,845	1,518	—
Expiring 03/15/23	JPM	ILS	70	20,519	19,999	520	—
Mexican Peso,
Expiring 03/15/23	CITI	MXN	15,650	797,848	792,099	5,749	—
Expiring 03/15/23	CITI	MXN	9,200	460,729	465,643	—	(4,914)
Expiring 03/15/23	CITI	MXN	8,000	396,998	404,907	—	(7,909)

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 03/15/23	CITI	MXN	4,000	$200,722	$202,454	$ —	$(1,732)
Expiring 03/15/23	CITI	MXN	2,500	124,642	126,533	—	(1,891)
Expiring 03/15/23	CITI	MXN	1,246	63,120	63,064	56	—
Expiring 03/15/23	CITI	MXN	1,246	63,278	63,065	213	—
Expiring 03/15/23	CITI	MXN	893	44,650	45,173	—	(523)
Expiring 03/15/23	CITI	MXN	335	16,730	16,931	—	(201)
Expiring 03/15/23	CITI	MXN	276	14,038	13,944	94	—
Expiring 03/15/23	CITI	MXN	89	4,451	4,504	—	(53)
Expiring 03/15/23	CITI	MXN	17	844	861	—	(17)
Expiring 03/15/23	CITI	MXN	4	203	202	1	—
Expiring 03/15/23	CITI	MXN	1	25	25	—	—
Expiring 03/15/23	JPM	MXN	15,650	797,852	792,099	5,753	—
Expiring 03/15/23	JPM	MXN	9,200	460,731	465,643	—	(4,912)
Expiring 03/15/23	JPM	MXN	8,000	397,000	404,907	—	(7,907)
Expiring 03/15/23	JPM	MXN	4,000	200,723	202,454	—	(1,731)
Expiring 03/15/23	JPM	MXN	2,500	124,643	126,534	—	(1,891)
Expiring 03/15/23	JPM	MXN	1,246	63,278	63,064	214	—
Expiring 03/15/23	JPM	MXN	1,246	63,120	63,064	56	—
Expiring 03/15/23	JPM	MXN	893	44,650	45,173	—	(523)
Expiring 03/15/23	JPM	MXN	335	16,730	16,930	—	(200)
Expiring 03/15/23	JPM	MXN	276	14,038	13,944	94	—
Expiring 03/15/23	JPM	MXN	89	4,451	4,504	—	(53)
Expiring 03/15/23	JPM	MXN	17	844	861	—	(17)
Expiring 03/15/23	JPM	MXN	4	203	202	1	—
Expiring 03/15/23	JPM	MXN	1	25	25	—	—
New Taiwanese Dollar,
Expiring 03/15/23	CITI	TWD	12,500	411,547	410,014	1,533	—
Expiring 03/15/23	CITI	TWD	8,341	271,390	273,583	—	(2,193)
Expiring 03/15/23	CITI	TWD	8,341	272,187	273,583	—	(1,396)
Expiring 03/15/23	CITI	TWD	8,341	274,336	273,583	753	—
Expiring 03/15/23	CITI	TWD	8,341	276,499	273,584	2,915	—
Expiring 03/15/23	CITI	TWD	8,341	277,474	273,584	3,890	—
Expiring 03/15/23	CITI	TWD	8,341	278,884	273,583	5,301	—
Expiring 03/15/23	CITI	TWD	8,341	276,343	273,583	2,760	—
Expiring 03/15/23	CITI	TWD	8,341	275,733	273,583	2,150	—
Expiring 03/15/23	CITI	TWD	8,000	264,083	262,409	1,674	—
Expiring 03/15/23	CITI	TWD	5,000	164,699	164,006	693	—
Expiring 03/15/23	CITI	TWD	4,500	148,453	147,605	848	—
Expiring 03/15/23	CITI	TWD	4,000	132,824	131,205	1,619	—
Expiring 03/15/23	CITI	TWD	3,551	117,810	116,460	1,350	—
Expiring 03/15/23	CITI	TWD	3,500	115,002	114,804	198	—
Expiring 03/15/23	CITI	TWD	2,729	90,530	89,498	1,032	—
Expiring 03/15/23	CITI	TWD	1,500	49,093	49,202	—	(109)
Expiring 03/15/23	CITI	TWD	1,053	34,906	34,523	383	—
Expiring 03/15/23	CITI	TWD	1,000	32,966	32,801	165	—
Expiring 03/15/23	CITI	TWD	17	548	542	6	—
Expiring 03/15/23	JPM	TWD	12,500	411,549	410,014	1,535	—
Expiring 03/15/23	JPM	TWD	8,341	271,390	273,583	—	(2,193)
Expiring 03/15/23	JPM	TWD	8,341	272,187	273,583	—	(1,396)
Expiring 03/15/23	JPM	TWD	8,341	274,335	273,583	752	—
Expiring 03/15/23	JPM	TWD	8,341	276,500	273,583	2,917	—
Expiring 03/15/23	JPM	TWD	8,341	278,885	273,583	5,302	—
Expiring 03/15/23	JPM	TWD	8,341	276,344	273,583	2,761	—
Expiring 03/15/23	JPM	TWD	8,341	275,733	273,583	2,150	—
Expiring 03/15/23	JPM	TWD	8,341	277,475	273,583	3,892	—

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 03/15/23	JPM	TWD	8,000	$264,084	$262,409	$1,675	$ —
Expiring 03/15/23	JPM	TWD	5,000	164,700	164,006	694	—
Expiring 03/15/23	JPM	TWD	4,500	148,453	147,605	848	—
Expiring 03/15/23	JPM	TWD	4,000	132,825	131,205	1,620	—
Expiring 03/15/23	JPM	TWD	3,551	117,811	116,460	1,351	—
Expiring 03/15/23	JPM	TWD	3,500	115,002	114,804	198	—
Expiring 03/15/23	JPM	TWD	2,729	90,530	89,498	1,032	—
Expiring 03/15/23	JPM	TWD	1,500	49,093	49,202	—	(109)
Expiring 03/15/23	JPM	TWD	1,053	34,906	34,523	383	—
Expiring 03/15/23	JPM	TWD	1,000	32,966	32,801	165	—
Expiring 03/15/23	JPM	TWD	17	548	542	6	—
Peruvian Nuevo Sol,
Expiring 03/15/23	CITI	PEN	306	78,573	79,893	—	(1,320)
Expiring 03/15/23	CITI	PEN	15	3,779	3,792	—	(13)
Expiring 03/15/23	CITI	PEN	10	2,586	2,615	—	(29)
Expiring 03/15/23	CITI	PEN	7	1,822	1,830	—	(8)
Expiring 03/15/23	CITI	PEN	6	1,432	1,438	—	(6)
Expiring 03/15/23	CITI	PEN	5	1,286	1,307	—	(21)
Expiring 03/15/23	CITI	PEN	5	1,286	1,307	—	(21)
Expiring 03/15/23	CITI	PEN	5	1,287	1,307	—	(20)
Expiring 03/15/23	CITI	PEN	5	1,160	1,177	—	(17)
Expiring 03/15/23	CITI	PEN	5	1,295	1,308	—	(13)
Expiring 03/15/23	CITI	PEN	4	1,042	1,046	—	(4)
Expiring 03/15/23	CITI	PEN	1	260	261	—	(1)
Expiring 03/15/23	JPM	PEN	306	78,573	79,893	—	(1,320)
Expiring 03/15/23	JPM	PEN	15	3,779	3,792	—	(13)
Expiring 03/15/23	JPM	PEN	10	2,586	2,615	—	(29)
Expiring 03/15/23	JPM	PEN	7	1,822	1,830	—	(8)
Expiring 03/15/23	JPM	PEN	6	1,432	1,438	—	(6)
Expiring 03/15/23	JPM	PEN	5	1,286	1,307	—	(21)
Expiring 03/15/23	JPM	PEN	5	1,286	1,308	—	(22)
Expiring 03/15/23	JPM	PEN	5	1,295	1,308	—	(13)
Expiring 03/15/23	JPM	PEN	5	1,160	1,177	—	(17)
Expiring 03/15/23	JPM	PEN	5	1,287	1,307	—	(20)
Expiring 03/15/23	JPM	PEN	4	1,042	1,046	—	(4)
Expiring 03/15/23	JPM	PEN	1	260	261	—	(1)
Philippine Peso,
Expiring 03/15/23	CITI	PHP	18,043	317,727	323,253	—	(5,526)
Expiring 03/15/23	CITI	PHP	18,043	313,189	323,252	—	(10,063)
Expiring 03/15/23	CITI	PHP	18,043	313,630	323,252	—	(9,622)
Expiring 03/15/23	CITI	PHP	18,043	323,555	323,253	302	—
Expiring 03/15/23	CITI	PHP	18,043	325,177	323,253	1,924	—
Expiring 03/15/23	CITI	PHP	17,907	314,592	320,827	—	(6,235)
Expiring 03/15/23	CITI	PHP	15,465	268,801	277,073	—	(8,272)
Expiring 03/15/23	CITI	PHP	15,000	266,405	268,742	—	(2,337)
Expiring 03/15/23	CITI	PHP	11,500	199,891	206,036	—	(6,145)
Expiring 03/15/23	CITI	PHP	11,000	191,294	197,078	—	(5,784)
Expiring 03/15/23	CITI	PHP	9,000	156,220	161,246	—	(5,026)
Expiring 03/15/23	CITI	PHP	387	6,826	6,933	—	(107)
Expiring 03/15/23	CITI	PHP	352	6,106	6,298	—	(192)
Expiring 03/15/23	CITI	PHP	142	2,546	2,535	11	—
Expiring 03/15/23	CITI	PHP	135	2,381	2,426	—	(45)
Expiring 03/15/23	CITI	PHP	1	9	9	—	—
Expiring 03/15/23	JPM	PHP	18,043	317,726	323,252	—	(5,526)
Expiring 03/15/23	JPM	PHP	18,043	323,556	323,252	304	—

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 03/15/23	JPM	PHP	18,043	$325,178	$323,253	$1,925	$ —
Expiring 03/15/23	JPM	PHP	18,042	313,630	323,253	—	(9,623)
Expiring 03/15/23	JPM	PHP	18,042	313,189	323,253	—	(10,064)
Expiring 03/15/23	JPM	PHP	17,907	314,742	320,826	—	(6,084)
Expiring 03/15/23	JPM	PHP	15,465	268,801	277,074	—	(8,273)
Expiring 03/15/23	JPM	PHP	15,000	266,407	268,743	—	(2,336)
Expiring 03/15/23	JPM	PHP	11,500	199,891	206,036	—	(6,145)
Expiring 03/15/23	JPM	PHP	11,000	191,293	197,077	—	(5,784)
Expiring 03/15/23	JPM	PHP	9,000	156,219	161,245	—	(5,026)
Expiring 03/15/23	JPM	PHP	387	6,826	6,934	—	(108)
Expiring 03/15/23	JPM	PHP	352	6,106	6,298	—	(192)
Expiring 03/15/23	JPM	PHP	142	2,546	2,535	11	—
Expiring 03/15/23	JPM	PHP	135	2,379	2,426	—	(47)
Expiring 03/15/23	JPM	PHP	1	9	9	—	—
Polish Zloty,
Expiring 01/03/23	BNP	PLN	57	12,991	13,080	—	(89)
Expiring 03/15/23	CITI	PLN	1,286	290,808	291,641	—	(833)
Expiring 03/15/23	CITI	PLN	1,085	238,118	246,058	—	(7,940)
Expiring 03/15/23	CITI	PLN	960	215,956	217,710	—	(1,754)
Expiring 03/15/23	CITI	PLN	654	146,815	148,315	—	(1,500)
Expiring 03/15/23	CITI	PLN	40	8,835	9,157	—	(322)
Expiring 03/15/23	CITI	PLN	40	8,708	9,157	—	(449)
Expiring 03/15/23	CITI	PLN	40	9,010	9,156	—	(146)
Expiring 03/15/23	CITI	PLN	40	8,953	9,156	—	(203)
Expiring 03/15/23	CITI	PLN	20	4,253	4,422	—	(169)
Expiring 03/15/23	CITI	PLN	8	1,775	1,814	—	(39)
Expiring 03/15/23	CITI	PLN	4	889	907	—	(18)
Expiring 03/15/23	CITI	PLN	—*	99	100	—	(1)
Expiring 03/15/23	JPM	PLN	1,286	290,809	291,641	—	(832)
Expiring 03/15/23	JPM	PLN	1,085	238,119	246,058	—	(7,939)
Expiring 03/15/23	JPM	PLN	960	215,958	217,710	—	(1,752)
Expiring 03/15/23	JPM	PLN	654	146,816	148,315	—	(1,499)
Expiring 03/15/23	JPM	PLN	40	8,834	9,156	—	(322)
Expiring 03/15/23	JPM	PLN	40	8,707	9,156	—	(449)
Expiring 03/15/23	JPM	PLN	40	8,953	9,156	—	(203)
Expiring 03/15/23	JPM	PLN	40	9,010	9,156	—	(146)
Expiring 03/15/23	JPM	PLN	20	4,253	4,422	—	(169)
Expiring 03/15/23	JPM	PLN	8	1,775	1,814	—	(39)
Expiring 03/15/23	JPM	PLN	4	889	907	—	(18)
Expiring 03/15/23	JPM	PLN	—*	99	100	—	(1)
Saudi Arabian Riyal,
Expiring 03/15/23	CITI	SAR	839	223,221	222,931	290	—
Expiring 03/15/23	CITI	SAR	803	212,776	213,232	—	(456)
Expiring 03/15/23	CITI	SAR	160	42,549	42,514	35	—
Expiring 03/15/23	CITI	SAR	145	38,448	38,528	—	(80)
Expiring 03/15/23	CITI	SAR	111	29,421	29,494	—	(73)
Expiring 03/15/23	CITI	SAR	77	20,472	20,459	13	—
Expiring 03/15/23	CITI	SAR	75	19,908	19,929	—	(21)
Expiring 03/15/23	CITI	SAR	55	14,468	14,481	—	(13)
Expiring 03/15/23	CITI	SAR	40	10,636	10,628	8	—
Expiring 03/15/23	CITI	SAR	30	7,972	7,971	1	—
Expiring 03/15/23	CITI	SAR	26	6,777	6,775	2	—
Expiring 03/15/23	CITI	SAR	5	1,197	1,196	1	—
Expiring 03/15/23	CITI	SAR	3	797	797	—	—
Expiring 03/15/23	JPM	SAR	839	223,221	222,931	290	—

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Saudi Arabian Riyal (cont’d.),
Expiring 03/15/23	JPM	SAR	803	$212,777	$213,232	$ —	$ (455)
Expiring 03/15/23	JPM	SAR	160	42,549	42,513	36	—
Expiring 03/15/23	JPM	SAR	145	38,449	38,528	—	(79)
Expiring 03/15/23	JPM	SAR	111	29,421	29,494	—	(73)
Expiring 03/15/23	JPM	SAR	77	20,472	20,459	13	—
Expiring 03/15/23	JPM	SAR	75	19,908	19,928	—	(20)
Expiring 03/15/23	JPM	SAR	55	14,468	14,481	—	(13)
Expiring 03/15/23	JPM	SAR	40	10,636	10,628	8	—
Expiring 03/15/23	JPM	SAR	30	7,972	7,971	1	—
Expiring 03/15/23	JPM	SAR	26	6,777	6,776	1	—
Expiring 03/15/23	JPM	SAR	5	1,197	1,196	1	—
Expiring 03/15/23	JPM	SAR	3	796	797	—	(1)
Singapore Dollar,
Expiring 03/15/23	CITI	SGD	610	443,091	455,988	—	(12,897)
Expiring 03/15/23	CITI	SGD	540	399,607	403,288	—	(3,681)
Expiring 03/15/23	CITI	SGD	92	68,145	68,398	—	(253)
Expiring 03/15/23	JPM	SGD	610	443,090	455,987	—	(12,897)
Expiring 03/15/23	JPM	SGD	540	399,609	403,288	—	(3,679)
Expiring 03/15/23	JPM	SGD	92	68,146	68,398	—	(252)
South African Rand,
Expiring 01/04/23	BNP	ZAR	1,161	68,521	68,310	211	—
Expiring 03/15/23	CITI	ZAR	6,779	391,513	396,415	—	(4,902)
Expiring 03/15/23	CITI	ZAR	5,900	337,386	345,014	—	(7,628)
Expiring 03/15/23	CITI	ZAR	1,500	87,092	87,716	—	(624)
Expiring 03/15/23	CITI	ZAR	1,500	87,261	87,716	—	(455)
Expiring 03/15/23	CITI	ZAR	1,074	61,999	62,775	—	(776)
Expiring 03/15/23	CITI	ZAR	717	40,878	41,898	—	(1,020)
Expiring 03/15/23	CITI	ZAR	497	28,374	29,063	—	(689)
Expiring 03/15/23	CITI	ZAR	428	24,945	24,999	—	(54)
Expiring 03/15/23	CITI	ZAR	358	20,893	20,960	—	(67)
Expiring 03/15/23	CITI	ZAR	358	20,872	20,939	—	(67)
Expiring 03/15/23	CITI	ZAR	241	13,769	14,066	—	(297)
Expiring 03/15/23	CITI	ZAR	241	13,749	14,067	—	(318)
Expiring 03/15/23	CITI	ZAR	239	13,626	13,982	—	(356)
Expiring 03/15/23	CITI	ZAR	239	13,685	13,962	—	(277)
Expiring 03/15/23	CITI	ZAR	239	13,806	13,976	—	(170)
Expiring 03/15/23	CITI	ZAR	239	13,659	13,954	—	(295)
Expiring 03/15/23	CITI	ZAR	235	13,443	13,765	—	(322)
Expiring 03/15/23	CITI	ZAR	37	2,115	2,163	—	(48)
Expiring 03/15/23	CITI	ZAR	12	652	672	—	(20)
Expiring 03/15/23	JPM	ZAR	6,779	391,515	396,415	—	(4,900)
Expiring 03/15/23	JPM	ZAR	5,900	337,388	345,014	—	(7,626)
Expiring 03/15/23	JPM	ZAR	1,500	87,092	87,715	—	(623)
Expiring 03/15/23	JPM	ZAR	1,500	87,261	87,715	—	(454)
Expiring 03/15/23	JPM	ZAR	1,074	61,999	62,775	—	(776)
Expiring 03/15/23	JPM	ZAR	716	40,878	41,898	—	(1,020)
Expiring 03/15/23	JPM	ZAR	497	28,374	29,063	—	(689)
Expiring 03/15/23	JPM	ZAR	428	24,945	24,999	—	(54)
Expiring 03/15/23	JPM	ZAR	358	20,872	20,939	—	(67)
Expiring 03/15/23	JPM	ZAR	358	20,893	20,960	—	(67)
Expiring 03/15/23	JPM	ZAR	241	13,770	14,067	—	(297)
Expiring 03/15/23	JPM	ZAR	241	13,749	14,067	—	(318)
Expiring 03/15/23	JPM	ZAR	239	13,659	13,954	—	(295)
Expiring 03/15/23	JPM	ZAR	239	13,685	13,962	—	(277)
Expiring 03/15/23	JPM	ZAR	239	13,806	13,976	—	(170)

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 03/15/23	JPM	ZAR	239	$13,626	$13,982	$—	$(356)
Expiring 03/15/23	JPM	ZAR	235	13,443	13,765	—	(322)
Expiring 03/15/23	JPM	ZAR	37	2,115	2,163	—	(48)
Expiring 03/15/23	JPM	ZAR	12	652	672	—	(20)
South Korean Won,
Expiring 03/15/23	CITI	KRW	2,397,653	1,778,933	1,907,410	—	(128,477)
Expiring 03/15/23	CITI	KRW	2,397,653	1,821,123	1,907,410	—	(86,287)
Expiring 03/15/23	CITI	KRW	2,397,653	1,817,870	1,907,411	—	(89,541)
Expiring 03/15/23	CITI	KRW	2,397,653	1,835,560	1,907,411	—	(71,851)
Expiring 03/15/23	CITI	KRW	385,000	293,121	306,280	—	(13,159)
Expiring 03/15/23	CITI	KRW	265,000	202,798	210,816	—	(8,018)
Expiring 03/15/23	CITI	KRW	145,000	111,435	115,352	—	(3,917)
Expiring 03/15/23	CITI	KRW	115,000	88,182	91,486	—	(3,304)
Expiring 03/15/23	CITI	KRW	100,000	75,885	79,553	—	(3,668)
Expiring 03/15/23	CITI	KRW	70,000	53,527	55,688	—	(2,161)
Expiring 03/15/23	CITI	KRW	56,083	42,697	44,616	—	(1,919)
Expiring 03/15/23	CITI	KRW	17,415	13,217	13,854	—	(637)
Expiring 03/15/23	JPM	KRW	2,397,653	1,821,121	1,907,411	—	(86,290)
Expiring 03/15/23	JPM	KRW	2,397,653	1,778,931	1,907,411	—	(128,480)
Expiring 03/15/23	JPM	KRW	2,397,653	1,835,569	1,907,411	—	(71,842)
Expiring 03/15/23	JPM	KRW	2,397,653	1,817,879	1,907,411	—	(89,532)
Expiring 03/15/23	JPM	KRW	385,000	293,121	306,280	—	(13,159)
Expiring 03/15/23	JPM	KRW	265,000	202,799	210,816	—	(8,017)
Expiring 03/15/23	JPM	KRW	145,000	111,436	115,352	—	(3,916)
Expiring 03/15/23	JPM	KRW	115,000	88,182	91,486	—	(3,304)
Expiring 03/15/23	JPM	KRW	100,000	75,885	79,554	—	(3,669)
Expiring 03/15/23	JPM	KRW	70,000	53,527	55,687	—	(2,160)
Expiring 03/15/23	JPM	KRW	56,083	42,696	44,615	—	(1,919)
Expiring 03/15/23	JPM	KRW	17,415	13,217	13,854	—	(637)
Thai Baht,
Expiring 03/15/23	CITI	THB	1,136	31,797	33,047	—	(1,250)
Expiring 03/15/23	CITI	THB	1,136	31,877	33,047	—	(1,170)
Expiring 03/15/23	CITI	THB	1,136	32,272	33,048	—	(776)
Expiring 03/15/23	CITI	THB	1,000	28,969	29,087	—	(118)
Expiring 03/15/23	CITI	THB	554	15,656	16,114	—	(458)
Expiring 03/15/23	CITI	THB	500	14,440	14,544	—	(104)
Expiring 03/15/23	CITI	THB	500	14,549	14,544	5	—
Expiring 03/15/23	CITI	THB	462	13,217	13,423	—	(206)
Expiring 03/15/23	CITI	THB	236	6,872	6,865	7	—
Expiring 03/15/23	CITI	THB	100	2,826	2,909	—	(83)
Expiring 03/15/23	JPM	THB	1,136	31,797	33,047	—	(1,250)
Expiring 03/15/23	JPM	THB	1,136	32,271	33,047	—	(776)
Expiring 03/15/23	JPM	THB	1,136	31,877	33,047	—	(1,170)
Expiring 03/15/23	JPM	THB	1,000	28,969	29,087	—	(118)
Expiring 03/15/23	JPM	THB	554	15,656	16,114	—	(458)
Expiring 03/15/23	JPM	THB	500	14,440	14,543	—	(103)
Expiring 03/15/23	JPM	THB	500	14,549	14,544	5	—
Expiring 03/15/23	JPM	THB	462	13,217	13,424	—	(207)
Expiring 03/15/23	JPM	THB	236	6,872	6,865	7	—
Expiring 03/15/23	JPM	THB	100	2,826	2,909	—	(83)

				$83,265,830	$84,752,593	326,351	(1,813,114)

						$1,688,340	$(2,053,379)

*  Less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$321,627	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$46,414	$—	$—
Brazil	2,628,968	7,976,721	—
Chile	1,382,420	1,696,621	—
China	3,261,690	70,089,652	34,443
Hong Kong	1,401	4,088,385	—
Hungary	—	612,817	—
India	1,805,088	19,724,116	—
Indonesia	—	8,458,367	—
Kuwait	—	616,287	—
Malaysia	—	625,335	—
Mexico	11,613,289	—	—
Peru	960,473	—	—
Philippines	27,976	644,944	—
Poland	—	1,963,065	—
Qatar	—	665,854	—
Russia	—	—	11
Saudi Arabia	—	5,832,447	—
Singapore	239,390	—	—
South Africa	526,703	10,135,721	—
South Korea	—	28,881,892	—
Taiwan	4,929,674	26,719,421	—
Thailand	—	2,639,848	—
Turkey	—	860,099	—
United Arab Emirates	—	1,127,170	—
United States	1,341,555	778,410	—
Exchange-Traded Funds
United States	7,221,958	—	—
Preferred Stocks
Brazil	—	2,646,083	—
Short-Term Investments
Affiliated Mutual Fund	9,172,674	—	—
Unaffiliated Fund	3,308,161	—	—

Total	$48,467,834	$196,783,255	$34,454

Other Financial Instruments*
Assets
OTC Forward Foreign Currency Exchange Contracts	$—	$1,688,340	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities
Futures Contracts	$(71,064)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(2,053,379)	—

Total	$(71,064)	$(2,053,379)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Banks	16.5%
Semiconductors & Semiconductor Equipment	8.9
Technology Hardware, Storage & Peripherals	5.7
Oil, Gas & Consumable Fuels	5.1
Internet & Direct Marketing Retail	4.5
Metals & Mining	4.0
Affiliated Mutual Fund (1.0% represents investments purchased with collateral from securities on loan)	3.8
Insurance	3.7
Interactive Media & Services	3.5
Exchange-Traded Funds	3.0
Chemicals	2.5
Food & Staples Retailing	2.5
Food Products	2.5
IT Services	2.2
Household Durables	2.1
Capital Markets	2.0
Electronic Equipment, Instruments & Components	1.7
Automobiles	1.6
Entertainment	1.5
Diversified Telecommunication Services	1.5
Beverages	1.4
Auto Components	1.4
Unaffiliated Fund	1.3
Real Estate Management & Development	1.3
Textiles, Apparel & Luxury Goods	1.2
Wireless Telecommunication Services	1.2
Gas Utilities	1.1
Electrical Equipment	1.0
Specialty Retail	0.9
Transportation Infrastructure	0.9
Pharmaceuticals	0.8
Diversified Financial Services	0.8
Machinery	0.8
Marine	0.8
Industrial Conglomerates	0.7

Construction Materials	0.7%
Electric Utilities	0.6
Hotels, Restaurants & Leisure	0.5
Life Sciences Tools & Services	0.5
Building Products	0.4
Household Products	0.4
Independent Power & Renewable Electricity Producers	0.4
Health Care Providers & Services	0.4
Construction & Engineering	0.3
Personal Products	0.3
Airlines	0.3
Health Care Equipment & Supplies	0.3
Media	0.2
Water Utilities	0.2
Air Freight & Logistics	0.2
Biotechnology	0.2
Communications Equipment	0.1
Tobacco	0.1
Diversified Consumer Services	0.1
Containers & Packaging	0.1
Multiline Retail	0.0	*
Paper & Forest Products	0.0	*
Road & Rail	0.0	*
Trading Companies & Distributors	0.0	*
Energy Equipment & Services	0.0	*
Distributors	0.0	*
Software	0.0	*
Commercial Services & Supplies	0.0	*
Aerospace & Defense	0.0	*

	100.7
Liabilities in excess of other assets	(0.7)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and foreign exchange contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	—	$—	Due from/to broker-variation margin futures	$71,064	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,688,340	Unrealized depreciation on OTC forward foreign currency exchange contracts	2,053,379

		$1,688,340		$2,124,443

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts

Equity contracts	$(245,330)	$—
Foreign exchange contracts	—	2,788,602

Total	$(245,330)	$2,788,602

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts

Equity contracts	$(86,007)	$—
Foreign exchange contracts	—	(673,488)

Total	$(86,007)	$(673,488)

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$7,411,194
Forward Foreign Currency Exchange Contracts - Purchased (2)	141,680,827
Forward Foreign Currency Exchange Contracts - Sold (2)	140,890,916

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$8,894,267	$(8,894,267)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BNP	$211	$(89)	$122	$—	$122
CITI	843,850	(1,026,770)	(182,920)	182,920	—
JPM	843,967	(1,026,520)	(182,553)	182,553	—
MSI	312	—	312	—	312

	$1,688,340	$(2,053,379)	$(365,039)	$365,473	$434

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $8,894,267:
Unaffiliated investments (cost $272,089,226)	$236,112,869
Affiliated investments (cost $9,172,057)	9,172,674
Foreign currency, at value (cost $2,543,181)	2,394,453
Cash segregated for counterparty — OTC	1,690,000
Receivable for investments sold	4,830,995
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,688,340
Dividends receivable	894,287
Deposit with broker for centrally cleared/exchange-traded derivatives	321,627
Tax reclaim receivable	22,658
Prepaid expenses and other assets	66,533

Total Assets	257,194,436

LIABILITIES
Payable to broker for collateral for securities on loan	9,142,650
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,053,379
Payable for investments purchased	806,843
Loan payable	737,000
Accrued expenses and other liabilities	282,385
Foreign capital gains tax liability accrued	280,625
Management fee payable	109,444
Payable for Portfolio shares purchased	73,178
Due to broker-variation margin futures	63,617
Payable to custodian	57,771
Distribution fee payable	8,430
Payable to affiliate	994
Affiliated transfer agent fee payable	537
Trustees’ fees payable	441

Total Liabilities	13,617,294

NET ASSETS	$243,577,142

Net assets were comprised of:
Partners’ Equity	$243,577,142

Net asset value and redemption price per share, $243,577,142 / 30,283,607 outstanding shares of beneficial interest	$8.04

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,633,756 foreign withholding tax, of which $24,611 is reimbursable by an affiliate)	$11,236,837
Income from securities lending, net (including affiliated income of $9,351)	13,304
Affiliated dividend income	243

Total income	11,250,384

EXPENSES
Management fee	3,044,414
Distribution fee	816,914
Custodian and accounting fees	447,137
Audit fee	37,400
Legal fees and expenses	22,483
Trustees’ fees	13,401
Shareholders’ reports	11,459
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,924
Miscellaneous	128,829

Total expenses	4,529,961
Less: Fee waiver and/or expense reimbursement	(329,714)

Net expenses	4,200,247

NET INVESTMENT INCOME (LOSS)	7,050,137

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(444)) (net of foreign capital gains taxes $(862,711))	(27,670,810)
Futures transactions	(245,330)
Forward currency contract transactions	2,788,602
Foreign currency transactions	(399,221)

(25,526,759)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $617) (net of change in foreign capital gains taxes $739,703)	(72,769,681)
Futures	(86,007)
Forward currency contracts	(673,488)
Foreign currencies	(76,039)

(73,605,215)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(99,131,974)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(92,081,837)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$7,050,137	$8,261,731
Net realized gain (loss) on investment and foreign currency transactions	(25,526,759)	140,135,432
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(73,605,215)	(132,266,156)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(92,081,837)	16,131,007

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [12,231,549 and 3,633,546 shares, respectively]	99,455,568	38,743,234
Portfolio shares purchased [34,154,176 and 27,674,445 shares, respectively]	(300,145,034)	(299,710,625)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(200,689,466)	(260,967,391)

TOTAL INCREASE (DECREASE)	(292,771,303)	(244,836,384)
NET ASSETS:
Beginning of year	536,348,445	781,184,829

End of year	$243,577,142	$536,348,445

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022		2021		2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.27		$10.25		$9.85	$8.69		$10.11

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19		0.14		0.11	0.18		0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.42)		(0.12	)(b)	0.29	0.98		(1.61)

Total from investment operations	(2.23)		0.02		0.40	1.16		(1.44)

Capital Contributions	—		—		—	—	(c)(d)(e)	0.02	(d)

Net Asset Value, end of year	$8.04		$10.27		$10.25	$9.85		$8.69

Total Return(f)	(21.71)%		0.20%		4.06%	13.35	%(g)	(14.05	)%(h)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$244		$536		$781	$417		$337
Average net assets (in millions)	$327		$651		$465	$398		$449
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.29	%(j)	1.28%		1.33%	1.38%		1.41%
Expenses before waivers and/or expense reimbursement.	1.39%		1.28%		1.43%	1.38%		1.41%
Net investment income (loss)	2.16%		1.27%		1.33%	1.92%		1.74%
Portfolio turnover rate(k)	69%		55%		134%	18%		9%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Amount rounds to zero.
(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (14.25)%.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.01% for the year ended December 31, 2022.
(k)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 84.6%
COMMON STOCKS — 69.3%
Aerospace & Defense — 1.8%
Airbus SE (France)	2,736	$325,317
BAE Systems PLC (United Kingdom)	95,380	985,123
CAE, Inc. (Canada)*	8,621	166,753
Dassault Aviation SA (France)	1,012	171,628
General Dynamics Corp.	1,312	325,521
Lockheed Martin Corp.	2,525	1,228,387
Northrop Grumman Corp.	1,392	759,489
Raytheon Technologies Corp.	19,054	1,922,930

		5,885,148

Air Freight & Logistics — 0.8%
DSV A/S (Denmark)	1,467	231,988
Expeditors International of Washington, Inc.	2,774	288,274
NIPPON EXPRESS HOLDINGS, Inc. (Japan)	3,600	205,594
United Parcel Service, Inc. (Class B Stock)	10,724	1,864,260

		2,590,116

Airlines — 0.0%
Delta Air Lines, Inc.*	2,208	72,555

Auto Components — 0.3%
Aptiv PLC*	4,424	412,007
BorgWarner, Inc.	5,115	205,879
Bridgestone Corp. (Japan)	3,900	138,087
Continental AG (Germany)	1,944	115,891

		871,864

Automobiles — 1.0%
Bayerische Motoren Werke AG (Germany)	8,594	760,870
Stellantis NV	98,578	1,400,829
Tesla, Inc.*	6,332	779,976
Thor Industries, Inc.(a)	1,571	118,595
Toyota Motor Corp. (Japan)	4,700	64,120

		3,124,390

Banks — 3.7%
Banco Bilbao Vizcaya Argentaria SA (Spain)	20,801	125,290
Bank of America Corp.	57,799	1,914,303
Bank OZK	3,546	142,053
BNP Paribas SA (France)	9,737	554,417
Citigroup, Inc.	17,369	785,600
Comerica, Inc.	1,359	90,849
Commonwealth Bank of Australia (Australia)	4,991	346,649
DBS Group Holdings Ltd. (Singapore)	46,700	1,182,052
First Horizon Corp.	16,295	399,228
FNB Corp.(a)	11,041	144,085
HSBC Holdings PLC (United Kingdom)	107,990	669,272
ING Groep NV (Netherlands)	44,270	539,260
Intesa Sanpaolo SpA (Italy)	224,080	496,429
JPMorgan Chase & Co.	9,704	1,301,306
Mitsubishi UFJ Financial Group, Inc. (Japan)	25,700	172,535

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
NatWest Group PLC (United Kingdom)	250,329	$798,357
Prosperity Bancshares, Inc.	1,093	79,439
Standard Chartered PLC (United Kingdom)	104,539	779,706
Sumitomo Mitsui Financial Group, Inc. (Japan)	32,300	1,299,508
U.S. Bancorp	6,770	295,240

		12,115,578

Beverages — 1.4%
Budweiser Brewing Co. APAC Ltd. (China), 144A	63,200	197,563
Diageo PLC (United Kingdom)	16,513	722,805
Kirin Holdings Co. Ltd. (Japan)	8,300	126,504
Monster Beverage Corp.*	8,518	864,833
PepsiCo, Inc.	10,146	1,832,976
Pernod Ricard SA (France)	3,326	654,300
Suntory Beverage & Food Ltd. (Japan)	3,300	112,372

		4,511,353

Biotechnology — 1.4%
AbbVie, Inc.	5,092	822,918
Amgen, Inc.	1,641	430,992
Argenx SE (Netherlands), ADR*	619	234,496
CSL Ltd.	2,711	528,629
Gilead Sciences, Inc.	10,903	936,023
Moderna, Inc.*	432	77,596
Regeneron Pharmaceuticals, Inc.*	1,217	878,053
Swedish Orphan Biovitrum AB (Sweden)*	7,784	161,105
Vertex Pharmaceuticals, Inc.*	1,552	448,187
Zai Lab Ltd. (China), ADR*	3,353	102,937

		4,620,936

Building Products — 0.4%
Builders FirstSource, Inc.*	4,869	315,901
Cie de Saint-Gobain (France)	17,361	849,315
Owens Corning	2,924	249,417

		1,414,633

Capital Markets — 2.6%
3i Group PLC (United Kingdom)	53,242	858,652
Affiliated Managers Group, Inc.	1,046	165,718
Bank of New York Mellon Corp. (The)	8,555	389,424
Carlyle Group, Inc. (The)	4,318	128,849
Cboe Global Markets, Inc.	3,199	401,379
Charles Schwab Corp. (The)	7,786	648,262
Deutsche Bank AG (Germany)	35,652	400,784
Deutsche Boerse AG (Germany)	6,748	1,161,939
Evercore, Inc. (Class A Stock)	1,018	111,043
FactSet Research Systems, Inc.	1,154	462,996
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	7,028	301,995
Jefferies Financial Group, Inc.(a)	6,382	218,775
Julius Baer Group Ltd. (Switzerland)	1,151	66,990
Lazard Ltd. (Class A Stock)(a)	2,775	96,209
London Stock Exchange Group PLC (United Kingdom)	7,373	633,497

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (cont’d.)
LPL Financial Holdings, Inc.	2,371	$512,539
MSCI, Inc.	244	113,501
S&P Global, Inc.	2,508	840,030
SEI Investments Co.	3,073	179,156
State Street Corp.	1,015	78,734
UBS Group AG (Switzerland)	32,452	603,160

		8,373,632

Chemicals — 1.7%
Air Products & Chemicals, Inc.	2,515	775,274
BASF SE (Germany)	2,858	140,724
CF Industries Holdings, Inc.	6,425	547,410
Givaudan SA (Switzerland)	72	220,529
ICL Group Ltd. (Israel)	29,291	211,641
Linde PLC (United Kingdom)	1,696	552,830
LyondellBasell Industries NV (Class A Stock)(a)	3,781	313,937
Mosaic Co. (The)	3,862	169,426
Nissan Chemical Corp. (Japan)	4,900	213,675
Nitto Denko Corp. (Japan)	6,600	380,125
OCI NV (Netherlands)	5,087	181,873
PPG Industries, Inc.	3,755	472,154
Sherwin-Williams Co. (The)	2,200	522,126
Shin-Etsu Chemical Co. Ltd. (Japan)	2,200	268,647
Solvay SA (Belgium)	3,378	341,536
Symrise AG (Germany)	2,479	269,232

		5,581,139

Commercial Services & Supplies — 0.3%
Brambles Ltd. (Australia)	38,018	311,771
Cintas Corp.	269	121,486
Clean Harbors, Inc.*	636	72,580
Rentokil Initial PLC (United Kingdom)	66,674	409,629
Rollins, Inc.	2,644	96,612

		1,012,078

Communications Equipment — 0.7%
Arista Networks, Inc.*	969	117,588
Cisco Systems, Inc.	22,391	1,066,707
F5, Inc.*	555	79,648
Motorola Solutions, Inc.	3,311	853,278

		2,117,221

Construction Materials — 0.3%
CRH PLC (Ireland)	15,858	630,676
Martin Marietta Materials, Inc.	1,160	392,045

		1,022,721

Consumer Finance — 0.4%
American Express Co.	6,338	936,439
Synchrony Financial	14,216	467,138

		1,403,577

Containers & Packaging — 0.0%
Graphic Packaging Holding Co.	6,232	138,662

Distributors — 0.0%
Genuine Parts Co.	826	143,319

	Shares	Value
COMMON STOCKS (continued)
Diversified Consumer Services — 0.1%
H&R Block, Inc.	5,126	$187,150

Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc. (Class B Stock)*	3,131	967,166
EXOR NV (Netherlands)*	3,976	291,100

		1,258,266

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	31,694	583,486
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	36,850	63,217
Cellnex Telecom SA (Spain), 144A	3,320	110,129
Deutsche Telekom AG (Germany)	41,375	823,221
Nippon Telegraph & Telephone Corp. (Japan)	43,800	1,249,111
Spark New Zealand Ltd. (New Zealand)	31,227	106,914

		2,936,078

Electric Utilities — 1.2%
Acciona SA (Spain)	1,179	216,973
American Electric Power Co., Inc.(a)	7,045	668,923
Edison International	8,737	555,848
EDP - Energias de Portugal SA (Portugal)	125,357	624,880
Elia Group SA/NV (Belgium)	1,489	211,680
Endesa SA (Spain)	14,351	270,467
Iberdrola SA (Spain)	35,321	412,320
NRG Energy, Inc.	7,512	239,032
OGE Energy Corp.	6,353	251,261
Red Electrica Corp. SA (Spain)	18,390	319,769

		3,771,153

Electrical Equipment — 0.9%
Acuity Brands, Inc.	1,003	166,107
Eaton Corp. PLC	4,780	750,221
Fuji Electric Co. Ltd. (Japan)	5,600	211,340
Hubbell, Inc.	1,658	389,099
Mitsubishi Electric Corp. (Japan)	19,700	195,206
Prysmian SpA (Italy)	8,655	321,581
Schneider Electric SE	3,561	500,088
Vertiv Holdings Co.	32,566	444,852

		2,978,494

Electronic Equipment, Instruments & Components — 1.0%
Avnet, Inc.	1,753	72,890
Hirose Electric Co. Ltd. (Japan)	1,400	175,590
Ibiden Co. Ltd. (Japan)	1,900	68,519
Jabil, Inc.	4,210	287,122
Keyence Corp. (Japan)	2,155	836,667
Keysight Technologies, Inc.*	445	76,126
TDK Corp. (Japan)	6,200	201,708
TE Connectivity Ltd. (Switzerland)	10,489	1,204,137
Yokogawa Electric Corp. (Japan)	10,900	172,994

		3,095,753

Energy Equipment & Services — 0.0%
Schlumberger Ltd.	1,797	96,068

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Entertainment — 0.7%
Electronic Arts, Inc.	2,334	$285,168
Netflix, Inc.*	3,120	920,026
Nintendo Co. Ltd. (Japan)	10,700	449,898
Sea Ltd. (Singapore), ADR*(a)	3,730	194,072
Square Enix Holdings Co. Ltd. (Japan)	4,000	185,702
Walt Disney Co. (The)*	793	68,896
World Wrestling Entertainment, Inc. (Class A Stock)(a)	1,331	91,200

		2,194,962

Equity Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp.	2,480	525,413
Covivio (France)	1,627	96,576
Equinix, Inc.	811	531,229
Gaming & Leisure Properties, Inc.	1,485	77,354
Klepierre SA (France)*	9,903	228,568
Omega Healthcare Investors, Inc.(a)	7,337	205,069
Public Storage	4,111	1,151,861
Segro PLC (United Kingdom)	32,678	301,038
Simon Property Group, Inc.	2,556	300,279
Stockland (Australia)	26,215	64,564
STORE Capital Corp.	7,934	254,364

		3,736,315

Food & Staples Retailing — 0.7%
Albertson’s Cos., Inc. (Class A Stock)(a)	5,238	108,636
Coles Group Ltd. (Australia)	9,030	102,361
Jeronimo Martins SGPS SA (Portugal)	7,685	166,269
Koninklijke Ahold Delhaize NV (Netherlands)	26,097	750,322
Kroger Co. (The)	20,878	930,741
Loblaw Cos. Ltd. (Canada)	2,966	262,252

		2,320,581

Food Products — 1.5%
Ajinomoto Co., Inc. (Japan)	20,300	620,436
Archer-Daniels-Midland Co.	1,096	101,764
Danone SA (France)	2,082	109,733
General Mills, Inc.(a)	2,486	208,451
Hershey Co. (The)	1,828	423,310

Nestle SA	24,554	2,836,219

WH Group Ltd. (Hong Kong), 144A (original cost $276,443; purchased 06/02/22 - 12/06/22)(f)	377,500	220,172
Yakult Honsha Co. Ltd. (Japan)	6,100	397,095

		4,917,180

Gas Utilities — 0.2%
National Fuel Gas Co.(a)	2,754	174,328
Tokyo Gas Co. Ltd. (Japan)	18,800	368,100

		542,428

Health Care Equipment & Supplies — 2.5%
Alcon, Inc. (Switzerland) (XSWX)(a)	3,711	254,645
Alcon, Inc. (Switzerland) (NYSE)(a)	10,190	698,524
Becton, Dickinson & Co.	2,556	649,991
BioMerieux (France)	1,780	187,013

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
Dexcom, Inc.*	5,830	$660,189
Edwards Lifesciences Corp.*	1,771	132,134
EssilorLuxottica SA (France)	2,197	397,510
Hologic, Inc.*	6,986	522,623
Hoya Corp. (Japan)	3,903	373,824
IDEXX Laboratories, Inc.*	1,328	541,771
Intuitive Surgical, Inc.*	2,850	756,247
Olympus Corp. (Japan)	75,243	1,327,105
QuidelOrtho Corp.*	1,431	122,594
ResMed, Inc.	345	71,805
Sonova Holding AG (Switzerland)	1,960	465,498
Straumann Holding AG (Switzerland)	1,175	134,739
Stryker Corp.	2,610	638,119
Zimmer Biomet Holdings, Inc.	715	91,163

		8,025,494

Health Care Providers & Services — 2.1%
Centene Corp.*	1,419	116,372
Cigna Corp.	327	108,348
CVS Health Corp.	6,426	598,839
Elevance Health, Inc.	3,291	1,688,184
Humana, Inc.	144	73,756
McKesson Corp.	2,842	1,066,091
Sonic Healthcare Ltd. (Australia)	11,385	231,697
UnitedHealth Group, Inc.	5,623	2,981,202

		6,864,489

Hotels, Restaurants & Leisure — 0.8%
Booking Holdings, Inc.*	129	259,971
Boyd Gaming Corp.	1,445	78,796
Choice Hotels International, Inc.	996	112,189
Compass Group PLC (United Kingdom)	36,422	841,058
Domino’s Pizza, Inc.	589	204,029
La Francaise des Jeux SAEM (France), 144A.	2,732	109,932
Lottery Corp. Ltd. (The) (Australia)*	103,166	314,459
McDonald’s Corp.	2,085	549,460

		2,469,894

Household Durables — 0.3%
Sekisui House Ltd. (Japan)	29,600	524,780
Sony Group Corp. (Japan)	5,759	438,960
Taylor Wimpey PLC (United Kingdom)	70,529	86,377

		1,050,117

Household Products — 0.4%
Colgate-Palmolive Co.	15,861	1,249,688
Kimberly-Clark Corp.	608	82,536

		1,332,224

Independent Power & Renewable Electricity Producers — 0.1%
RWE AG (Germany)	5,013	221,614
Vistra Corp.	3,286	76,235

		297,849

Industrial Conglomerates — 0.5%
3M Co.	4,229	507,142

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates (cont’d.)
CK Hutchison Holdings Ltd. (United Kingdom)	113,000	$676,966
Hitachi Ltd. (Japan)	2,100	105,664
Honeywell International, Inc.	1,668	357,453

		1,647,225

Insurance — 2.5%
Aflac, Inc.	2,389	171,865
AIA Group Ltd. (Hong Kong), ADR(a)	17,548	779,658
American Financial Group, Inc.	1,716	235,573
Arch Capital Group Ltd.*	1,512	94,923
Assured Guaranty Ltd.	1,343	83,615
Chubb Ltd.	934	206,040
Legal & General Group PLC (United Kingdom)	260,812	781,950
Marsh & McLennan Cos., Inc.	5,976	988,909
Medibank Private Ltd. (Australia)	126,763	252,897
MetLife, Inc.	3,120	225,795
Principal Financial Group, Inc.(a)	7,360	617,651
Progressive Corp. (The)	4,189	543,355
Sampo OYJ (Finland) (Class A Stock)	6,271	327,531
Tokio Marine Holdings, Inc. (Japan)	29,700	634,463
Travelers Cos., Inc. (The)	2,694	505,098
Unum Group	6,142	252,006
W.R. Berkley Corp.	3,262	236,723
Zurich Insurance Group AG (Switzerland)	2,267	1,083,801

		8,021,853

Interactive Media & Services — 1.7%
Alphabet, Inc. (Class A Stock)*	23,923	2,110,726
Alphabet, Inc. (Class C Stock)*	12,373	1,097,856
Auto Trader Group PLC (United Kingdom), 144A	29,411	183,153
Meta Platforms, Inc. (Class A Stock)*	18,826	2,265,521

		5,657,256

Internet & Direct Marketing Retail — 1.2%
Amazon.com, Inc.*	39,172	3,290,448
Delivery Hero SE (South Korea), 144A*	2,920	140,130
eBay, Inc.(a)	8,093	335,617
Etsy, Inc.*(a)	783	93,788
ZOZO, Inc. (Japan)	5,900	145,705

		4,005,688

IT Services — 2.3%
Accenture PLC (Class A Stock)	1,396	372,509
Adyen NV (Netherlands), 144A*	221	306,803
Amadeus IT Group SA (Spain)*	7,281	377,722
Amdocs Ltd.	3,710	337,239
Automatic Data Processing, Inc.	382	91,245
Cognizant Technology Solutions Corp. (Class A Stock)	2,286	130,736
Computershare Ltd.	10,758	189,513
DXC Technology Co.*	7,371	195,332
Gartner, Inc.*	224	75,295
Genpact Ltd.	5,646	261,523
Jack Henry & Associates, Inc.	2,236	392,552

	Shares	Value
COMMON STOCKS (continued)
IT Services (cont’d.)
Mastercard, Inc. (Class A Stock)	651	$226,372
Otsuka Corp. (Japan)	5,500	173,362
Paychex, Inc.	6,316	729,877
PayPal Holdings, Inc.*	8,055	573,677
TIS, Inc. (Japan)	10,900	286,471
VeriSign, Inc.*	568	116,690
Visa, Inc. (Class A Stock)(a)	12,679	2,634,189
Western Union Co. (The)	12,088	166,452

		7,637,559

Leisure Products — 0.1%
Bandai Namco Holdings, Inc. (Japan)	2,500	156,699

Life Sciences Tools & Services — 0.9%
Agilent Technologies, Inc.	648	96,973
ICON PLC*	1,688	327,894
Mettler-Toledo International, Inc.*	660	953,997
QIAGEN NV*	1,378	69,273
Sartorius Stedim Biotech (France)	443	143,961
Thermo Fisher Scientific, Inc.	1,887	1,039,152
Waters Corp.*	1,233	422,401

		3,053,651

Machinery — 2.0%
AGCO Corp.	897	124,405
Allison Transmission Holdings, Inc.	3,012	125,299
Atlas Copco AB (Sweden) (Class A Stock)	60,830	720,738
Atlas Copco AB (Sweden) (Class B Stock)	70,769	755,081
Deere & Co.	2,542	1,089,908
Illinois Tool Works, Inc.	2,250	495,675
Komatsu Ltd. (Japan)	25,000	540,353
Lincoln Electric Holdings, Inc.	1,664	240,431
Mitsubishi Heavy Industries Ltd. (Japan)	14,800	584,845
NGK Insulators Ltd. (Japan)	8,300	105,224
Otis Worldwide Corp.	4,701	368,135
PACCAR, Inc.	4,940	488,912
Rational AG (Germany)	107	63,540
Sandvik AB (Sweden)	21,881	395,424
Snap-on, Inc.(a)	1,572	359,186
Timken Co. (The)	1,999	141,269
Volvo AB (Sweden) (Class A Stock)	3,472	65,921

		6,664,346

Marine — 0.1%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	147	323,967
SITC International Holdings Co. Ltd. (China)	60,000	132,987

		456,954

Media — 0.6%
Charter Communications, Inc. (Class A Stock)*	1,732	587,321
Comcast Corp. (Class A Stock)	24,659	862,325
DISH Network Corp. (Class A Stock)*	24,891	349,470

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Media (cont’d.)
Nexstar Media Group, Inc.(a)	755	$132,148

		1,931,264

Metals & Mining — 1.3%
Barrick Gold Corp. (Canada)(a)	11,533	198,137
BHP Group Ltd. (Australia)	45,637	1,413,695
Fortescue Metals Group Ltd. (Australia)	37,652	526,268
Glencore PLC (Australia)	107,305	715,579
Nucor Corp.	4,391	578,778
Rio Tinto Ltd. (Australia)	7,534	594,625
Steel Dynamics, Inc.	720	70,344

		4,097,426

Multiline Retail — 0.1%
Macy’s, Inc.	8,414	173,749
Next PLC (United Kingdom)	1,043	73,084

		246,833

Multi-Utilities — 0.9%
Consolidated Edison, Inc.	6,204	591,303
E.ON SE (Germany)	36,760	365,468
Engie SA (France)	17,548	251,043
Sempra Energy	10,184	1,573,836

		2,781,650

Oil, Gas & Consumable Fuels — 3.2%
APA Corp.	7,445	347,533
BP PLC (United Kingdom)	121,395	700,442
Chesapeake Energy Corp.	3,527	332,843
Chevron Corp.	8,916	1,600,333
ConocoPhillips	10,845	1,279,710
Devon Energy Corp.	1,349	82,977
Enterprise Products Partners LP, MLP	36,043	869,357
EQT Corp.(a)	1,975	66,814
Equinor ASA (Norway)	32,768	1,177,691
Exxon Mobil Corp.	7,752	855,046
OMV AG (Austria)	2,803	144,189
Shell PLC (Netherlands)	13,382	377,249
Suncor Energy, Inc. (Canada)	13,679	433,909
TotalEnergies SE (France)	15,293	959,991
Valero Energy Corp.	8,803	1,116,748

		10,344,832

Personal Products — 1.2%
Beiersdorf AG (Germany)	1,502	171,636
Estee Lauder Cos., Inc. (The) (Class A Stock)	2,682	665,431
Haleon PLC*	106,508	421,411
Haleon PLC, ADR*(a)	60,524	484,192
L’Oreal SA (France)	4,937	1,767,929
Shiseido Co. Ltd. (Japan)	7,763	380,494

		3,891,093

Pharmaceuticals — 4.2%
AstraZeneca PLC (United Kingdom)	2,193	296,755
Bayer AG (Germany)	18,621	958,425
Daiichi Sankyo Co. Ltd. (Japan)	11,900	383,022
GSK PLC	79,013	1,365,600

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Ipsen SA (France)	1,694	$182,208
Johnson & Johnson	4,756	840,147
Merck & Co., Inc.	18,683	2,072,879
Novo Nordisk A/S (Denmark) (Class B Stock)	19,181	2,605,078
Orion OYJ (Finland) (Class B Stock)	4,678	256,462
Pfizer, Inc.	24,640	1,262,554
Roche Holding AG	6,310	1,982,839
Roche Holding AG (Bearer Shares)	535	207,311
Sanofi (France)	3,995	385,224
Zoetis, Inc.	6,293	922,239

		13,720,743

Professional Services — 1.0%
Booz Allen Hamilton Holding Corp.	1,713	179,043
Persol Holdings Co. Ltd. (Japan)	3,500	74,444
Randstad NV (Netherlands)	5,060	309,178
Recruit Holdings Co. Ltd. (Japan)	11,537	361,131
RELX PLC (United Kingdom)	19,571	541,100
Robert Half International, Inc.(a)	1,595	117,759
Teleperformance (France)	1,423	340,190
Thomson Reuters Corp. (Canada)	3,331	379,990
Wolters Kluwer NV (Netherlands)	8,469	886,156

		3,188,991

Real Estate Management & Development — 0.4%
CBRE Group, Inc. (Class A Stock)*	2,670	205,483
CK Asset Holdings Ltd. (Hong Kong)	19,000	116,530
Daito Trust Construction Co. Ltd. (Japan)	700	71,668
Fastighets AB Balder (Sweden) (Class B Stock)*	26,025	121,466
Hulic Co. Ltd. (Japan)	16,700	131,138
Jones Lang LaSalle, Inc.*	1,500	239,055
Nomura Real Estate Holdings, Inc. (Japan)	5,600	119,744
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	24,000	210,381

		1,215,465

Road & Rail — 0.5%
Avis Budget Group, Inc.*	954	156,389
Canadian Pacific Railway Ltd. (Canada)	9,175	684,059
Hertz Global Holdings, Inc.*(a)	6,582	101,297
Kintetsu Group Holdings Co. Ltd. (Japan)	8,600	283,940
Ryder System, Inc.	1,595	133,294
Uber Technologies, Inc.*	16,365	404,707

		1,763,686

Semiconductors & Semiconductor Equipment — 2.7%
Advantest Corp. (Japan)	7,400	473,960
ASML Holding NV (Netherlands) (XAMS)	1,593	868,587
ASML Holding NV (Netherlands) (XNGS)(a)	1,144	625,082
Broadcom, Inc.	361	201,846

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Cirrus Logic, Inc.*(a)	1,750	$130,340
Disco Corp. (Japan)	300	85,506
Intel Corp.	24,612	650,495
KLA Corp.	236	88,979
Microchip Technology, Inc.	1,874	131,648
NVIDIA Corp.	7,231	1,056,738
ON Semiconductor Corp.*	8,894	554,719
QUALCOMM, Inc.	8,996	989,020
SolarEdge Technologies, Inc.*(a)	809	229,165
STMicroelectronics NV (Singapore)	25,700	913,277
SUMCO Corp. (Japan)	15,300	202,704
Texas Instruments, Inc.	9,949	1,643,774

		8,845,840

Software — 4.7%
Adobe, Inc.*	1,483	499,074
Atlassian Corp. (Class A Stock)*(a)	2,657	341,903
Cadence Design Systems, Inc.*	8,376	1,345,521
Check Point Software Technologies Ltd. (Israel)*	3,701	466,918
Dassault Systemes SE (France)	3,140	112,913
Elastic NV*	1,878	96,717
Fair Isaac Corp.*(a)	763	456,717
Fortinet, Inc.*	15,621	763,711
Manhattan Associates, Inc.*	1,948	236,487
Microsoft Corp.	27,786	6,663,638
Nice Ltd. (Israel), ADR*(a)	1,277	245,567
Oracle Corp.	4,855	396,848
Palo Alto Networks, Inc.*	5,087	709,840
Sage Group PLC (The) (United Kingdom)	44,278	398,710
Salesforce, Inc.*	4,412	584,987
Splunk, Inc.*	4,783	411,768
Synopsys, Inc.*	869	277,463
Teradata Corp.*	3,132	105,423
Trend Micro, Inc. (Japan)	1,400	65,474
Unity Software, Inc.*(a)	3,390	96,920
VMware, Inc. (Class A Stock)*	2,361	289,836
WiseTech Global Ltd. (Australia)	6,793	233,628
Workday, Inc. (Class A Stock)*	2,693	450,620

		15,250,683

Specialty Retail — 1.3%
Advance Auto Parts, Inc.	2,755	405,068
AutoNation, Inc.*	783	84,016
AutoZone, Inc.*	219	540,093
Home Depot, Inc. (The)	3,030	957,056
Industria de Diseno Textil SA (Spain)	30,857	819,594
JD Sports Fashion PLC (United Kingdom)	50,961	77,442
Lowe’s Cos., Inc.	388	77,305
Penske Automotive Group, Inc.(a)	824	94,702
Tractor Supply Co.	818	184,026
Ulta Beauty, Inc.*	1,313	615,889
USS Co. Ltd. (Japan)	5,100	80,922
Victoria’s Secret & Co.*(a)	2,194	78,501
Williams-Sonoma, Inc.(a)	2,137	245,584

		4,260,198

	Shares	Value

COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	38,819	$5,043,752
Brother Industries Ltd. (Japan)	4,400	66,500
Hewlett Packard Enterprise Co.	5,751	91,786
Pure Storage, Inc. (Class A Stock)*	2,663	71,262
Seiko Epson Corp. (Japan)	13,700	199,322

		5,472,622

Textiles, Apparel & Luxury Goods — 1.2%
adidas AG (Germany)	896	121,432
Burberry Group PLC (United Kingdom)	18,447	448,486
Deckers Outdoor Corp.*	322	128,529
Dr. Martens PLC (United Kingdom)	25,722	58,375
Hermes International (France)	171	264,683
Lululemon Athletica, Inc.*	465	148,977
LVMH Moet Hennessy Louis Vuitton SE (France)	2,384	1,734,821
NIKE, Inc. (Class B Stock)	6,800	795,668
Pandora A/S (Denmark)	2,859	202,078
Swatch Group AG (The) (Switzerland)	2,363	122,869

		4,025,918

Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp.	9,700	126,100

Tobacco — 0.4%
Altria Group, Inc.	9,692	443,021
Imperial Brands PLC (United Kingdom)	22,295	555,394
Philip Morris International, Inc.	1,416	143,313
Swedish Match AB (Sweden)	27,069	294,553

		1,436,281

Trading Companies & Distributors — 0.6%
Ashtead Group PLC (United Kingdom)	1,678	95,318
Marubeni Corp. (Japan)	23,000	263,487
Mitsubishi Corp. (Japan)	22,000	714,226
W.W. Grainger, Inc.(a)	1,835	1,020,719

		2,093,750

Water Utilities — 0.0%
Essential Utilities, Inc.	1,632	77,895

Wireless Telecommunication Services — 0.3%
KDDI Corp. (Japan)	27,300	827,924
T-Mobile US, Inc.*	1,025	143,500

		971,424

TOTAL COMMON STOCKS (cost $234,814,500)		226,117,342

UNAFFILIATED FUND — 15.3%
Western Asset Core Plus Bond	5,343,150	50,011,881

(cost $54,078,366)
TOTAL LONG-TERM INVESTMENTS (cost $288,892,866)		276,129,223

SHORT-TERM INVESTMENTS — 17.5%
AFFILIATED MUTUAL FUNDS — 16.2%
PGIM Core Ultra Short Bond Fund(wd)	42,328,336	42,328,336

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $10,392,612; includes $10,355,889 of cash collateral for securities on loan)(b)(wd)	10,399,454	$10,394,254

TOTAL AFFILIATED MUTUAL FUNDS (cost $52,720,948)		52,722,590

UNAFFILIATED FUNDS — 1.3%
Dreyfus Treasury Securities Cash Management (Institutional Shares)	1,226,556	1,226,556
Fidelity Investments Money Market Funds - Treasury Only Portfolio (Institutional Shares)	3,144,353	3,144,353

TOTAL UNAFFILIATED FUNDS (cost $4,370,909)		4,370,909

TOTAL SHORT-TERM INVESTMENTS (cost $57,091,857)		57,093,499

TOTAL INVESTMENTS—102.1% (cost $345,984,723)		333,222,722

Liabilities in excess of other assets(z) — (2.1)%		(6,965,533)

NET ASSETS — 100.0%		$326,257,189

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $10,083,279; cash collateral of $10,355,889 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $276,443. The aggregate value of $220,172 is 0.1% of net assets.

(wd)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
233	S&P 500 E-Mini Index	Mar. 2023	$44,980,650	$(872,120)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS	$2,716,780	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$5,108,193	$—
Austria	—	144,189	—
Belgium	—	553,216	—
Canada	2,125,100	—	—
China	102,937	330,550	—
Denmark	—	3,363,111	—
Finland	—	583,993	—
France	—	9,827,272	—
Germany	—	5,574,776	—
Hong Kong	779,658	849,078	—
Ireland	—	630,676	—
Israel	712,485	274,858	—
Italy	—	818,010	—
Japan	—	18,296,594	—
Netherlands	859,578	4,510,528	—
New Zealand	—	106,914	—
Norway	—	1,177,691	—
Portugal	—	791,149	—
Singapore	194,072	2,095,329	—
South Korea	—	140,130	—
Spain	—	2,652,264	—
Sweden	—	2,514,288	—
Switzerland	1,902,661	2,952,231	—
United Kingdom	—	12,525,519	—
United States	134,118,580	9,501,712	—
Unaffiliated Fund	50,011,881	—	—
Short-Term Investments
Affiliated Mutual Funds	52,722,590	—	—
Unaffiliated Funds	4,370,909	—	—

Total	$247,900,451	$85,322,271	$—

Other Financial Instruments*
Liabilities
Futures Contracts	$(872,120)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Country Allocation:

The country classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

United States (including 3.2% of collateral for securities on loan)	76.5%
Japan	5.8
United Kingdom	3.8
France	2.9
Germany	1.7
Netherlands	1.7
Australia	1.6
Switzerland	1.6
Denmark	1.1
Spain	0.8
Singapore	0.8
Sweden	0.6

Canada	0.6%
Hong Kong	0.5
Norway	0.4
Israel	0.4
Italy	0.3
Portugal	0.3
Ireland	0.2
Finland	0.2
Belgium	0.1
China	0.1
Austria	0.1
South Korea	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Country Allocation (continued):

New Zealand	0.0 *%

102.1
Liabilities in excess of other assets	(2.1)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	—	$—	Due from/to broker-variation margin futures	$872,120	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(19,390,212)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(2,907,851)

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$67,246,175

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$10,083,279	$(10,083,279)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $10,083,279:
Unaffiliated investments (cost $293,263,775)	$280,500,132
Affiliated investments (cost $52,720,948)	52,722,590
Foreign currency, at value (cost $171,533)	171,419
Deposit with broker for centrally cleared/exchange-traded derivatives	2,716,780
Tax reclaim receivable	590,331
Dividends receivable	223,243
Receivable for Portfolio shares sold	221,923
Receivable from affiliate.	1,743
Prepaid expenses and other assets	4,210

Total Assets	337,152,371

LIABILITIES
Payable to broker for collateral for securities on loan	10,355,889
Payable to affiliate	249,351
Accrued expenses and other liabilities	151,072
Management fee payable	97,001
Payable for investments purchased	22,303
Distribution fee payable	11,256
Due to broker-variation margin futures	7,263
Affiliated transfer agent fee payable	537
Trustees’ fees payable	510

Total Liabilities	10,895,182

NET ASSETS	$326,257,189

Net assets were comprised of:
Partners’ Equity	$326,257,189

Net asset value and redemption price per share, $326,257,189 / 23,175,806 outstanding shares of beneficial interest	$14.08

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $476,450 foreign withholding tax, of which $53,763 is reimbursable by an affiliate)	$8,560,302
Affiliated dividend income	1,037,377
Income from securities lending, net (including affiliated income of $16,488)	34,312

Total income	9,631,991

EXPENSES
Management fee	3,376,330
Distribution fee	1,157,900
Custodian and accounting fees	217,481
Legal fees and expenses	32,107
Audit fee	30,600
Trustees’ fees	15,840
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,924
Shareholders’ reports	7,514
Miscellaneous	80,274

Total expenses	4,925,970
Less: Fee waiver and/or expense reimbursement	(367,005)
Distribution fee waiver	(13,044)

Net expenses	4,545,921

NET INVESTMENT INCOME (LOSS)	5,086,070

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,907,983) (net of foreign capital gains taxes $(18))	(53,593,607)
Futures transactions	(19,390,212)
Foreign currency transactions	(75,468)

(73,059,287)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,765,091))	(68,596,989)
Futures	(2,907,851)
Foreign currencies	(11,336)

(71,516,176)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(144,575,463)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(139,489,393)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$5,086,070	$3,083,914
Net realized gain (loss) on investment and foreign currency transactions	(73,059,287)	134,958,396
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(71,516,176)	(22,029,015)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(139,489,393)	116,013,295

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [17,746,587 and 503,404 shares, respectively]	251,663,112	8,137,004
Portfolio shares purchased [31,645,897 and 2,625,039 shares, respectively]	(435,746,952)	(42,719,191)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(184,083,840)	(34,582,187)

TOTAL INCREASE (DECREASE)	(323,573,233)	81,431,108
NET ASSETS:
Beginning of year	649,830,422	568,399,314

End of year	$326,257,189	$649,830,422

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.53	$14.50	$13.67	$11.56		$12.32

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16	0.08	0.16	0.23		0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.61)	2.95	0.67	1.88		(0.95)

Total from investment operations	(3.45)	3.03	0.83	2.11		(0.76)

Capital Contributions	—	—	—	—	(b)(c)	—	(b)(c)

Net Asset Value, end of year	$14.08	$17.53	$14.50	$13.67		$11.56

Total Return(d)	(19.68)%	20.90%	6.07%	18.25	%(e)	(6.17	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$326	$650	$568	$555		$357
Average net assets (in millions)	$463	$622	$466	$491		$394
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.98%	0.92%	0.95%	0.95%		0.95%
Expenses before waivers and/or expense reimbursement	1.06%	1.04%	1.07%	1.06%		1.07%
Net investment income (loss)	1.10%	0.50%	1.25%	1.82%		1.57%
Portfolio turnover rate(g)	121%	110%	114%	33%		43%

(a)	Calculated based on average shares outstanding during the year.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST INTERNATIONAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 98.6%
COMMON STOCKS — 93.9%
Australia — 0.2%
Aristocrat Leisure Ltd.	52,200	$1,075,623

Austria — 0.5%
BAWAG Group AG, 144A*	43,337	2,309,442

Belgium — 0.5%
KBC Group NV	36,647	2,359,529

Brazil — 1.9%
B3 SA - Brasil Bolsa Balcao	443,900	1,109,139
MercadoLibre, Inc.*	6,529	5,525,101
NU Holdings Ltd. (Class A Stock)*(a)	530,592	2,159,509

		8,793,749

Canada — 3.8%
Canadian Pacific Railway Ltd.(a)	61,652	4,598,623
Cenovus Energy, Inc.	112,960	2,192,554
Dollarama, Inc.	50,077	2,928,802
Intact Financial Corp.	17,529	2,523,321
Toronto-Dominion Bank (The)	75,175	4,867,498

		17,110,798

China — 0.7%
China Tourism Group Duty Free Corp. Ltd. (Class H Stock), 144A*	55,200	1,617,869
Shenzhou International Group Holdings Ltd.	127,646	1,423,490

		3,041,359

Denmark — 3.3%
Coloplast A/S (Class B Stock)	11,930	1,397,632
DSV A/S	13,380	2,115,876
Novo Nordisk A/S (Class B Stock)	84,313	11,451,017

		14,964,525

Finland — 0.9%
Neste OYJ	46,750	2,155,969
Nordea Bank Abp	180,412	1,932,566

		4,088,535

France — 13.9%
Air Liquide SA	14,576	2,068,851
Airbus SE	24,617	2,927,023
Bureau Veritas SA	92,124	2,427,836
Dassault Systemes SE	91,869	3,303,579
Hermes International	3,680	5,696,097
Kering SA	2,396	1,219,391
L’Oreal SA	18,778	6,724,360
LVMH Moet Hennessy Louis Vuitton SE	15,783	11,485,183
Pernod Ricard SA	38,108	7,496,708
Remy Cointreau SA	10,657	1,796,915
Safran SA	45,496	5,698,556
Sartorius Stedim Biotech	5,575	1,811,697
Teleperformance	14,580	3,485,574
TotalEnergies SE	46,098	2,893,719
Vinci SA	42,239	4,210,680

		63,246,169

	Shares	Value
COMMON STOCKS (continued)
Germany — 3.7%
adidas AG	9,639	$1,306,339
Beiersdorf AG	18,923	2,162,366
Brenntag SE	42,627	2,718,532
Deutsche Boerse AG	15,610	2,687,889
HelloFresh SE*	31,178	680,455
Infineon Technologies AG	79,874	2,427,525
Rational AG	237	140,737
SAP SE, ADR(a)	19,678	2,030,573
Symrise AG	26,605	2,889,438

		17,043,854

Hong Kong — 2.3%
AIA Group Ltd.	501,081	5,533,634
Prudential PLC	173,628	2,367,469
Techtronic Industries Co. Ltd.	249,512	2,771,291

		10,672,394

India — 3.4%
HDFC Bank Ltd., ADR(a)	61,156	4,183,682
Housing Development Finance Corp. Ltd.	80,674	2,564,704
ICICI Bank Ltd., ADR(a)	108,033	2,364,842
Infosys Ltd.	118,532	2,160,993
Reliance Industries Ltd.	142,355	4,370,386

		15,644,607

Indonesia — 0.5%
Bank Central Asia Tbk PT	4,316,413	2,366,854

Ireland — 1.8%
Bank of Ireland Group PLC	212,592	2,025,857
CRH PLC	51,026	2,030,567
Kerry Group PLC (Class A Stock)	23,560	2,128,183
Smurfit Kappa Group PLC	55,009	2,038,653

		8,223,260

Italy — 2.9%
Brunello Cucinelli SpA	75,476	5,584,543
Ferrari NV	28,715	6,157,606
Nexi SpA, 144A*	203,382	1,605,485

		13,347,634

Japan — 9.2%
Daikin Industries Ltd.	14,675	2,226,397
Disco Corp.	8,470	2,414,129
Fujitsu Ltd.	17,659	2,354,256
GMO Payment Gateway, Inc.	6,010	497,021
Hitachi Ltd.	31,800	1,600,058
Hoya Corp.	18,127	1,736,178
Keyence Corp.	16,878	6,552,796
Koito Manufacturing Co. Ltd.	57,595	858,636
Lasertec Corp.	11,973	1,954,840
Olympus Corp.	120,153	2,119,209
Otsuka Corp.	51,489	1,622,952
SCSK Corp.	134,180	2,031,048
Shin-Etsu Chemical Co. Ltd.	12,700	1,550,825
SMC Corp.	8,426	3,518,308
Sony Group Corp.	51,342	3,913,371
TechnoPro Holdings, Inc.	112,791	3,002,865

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Japan (cont’d.)
Terumo Corp.	76,635	$2,172,647
Tokyo Electron Ltd.	6,457	1,897,252

		42,022,788

Netherlands — 5.9%
Adyen NV, 144A*	3,350	4,650,637
Argenx SE, ADR*	9,690	3,670,863
ASML Holding NV	15,948	8,695,680
Heineken NV	33,824	3,185,959
Koninklijke DSM NV	13,391	1,644,343
Shell PLC	103,574	2,919,836
Universal Music Group NV	88,006	2,128,222

		26,895,540

Norway — 0.5%
Equinor ASA	64,587	2,321,275
TOMRA Systems ASA	4,103	69,202

		2,390,477

Singapore — 0.7%
DBS Group Holdings Ltd.	115,850	2,932,349

South Korea — 1.1%
Coupang, Inc.*	119,459	1,757,242
LG Energy Solution Ltd.*	2,317	798,570
Samsung SDI Co. Ltd.	4,691	2,202,624

		4,758,436

Spain — 1.0%
Amadeus IT Group SA*	71,181	3,692,712
Bankinter SA	129,595	868,226

		4,560,938

Sweden — 2.4%
Atlas Copco AB (Class A Stock)	378,792	4,488,079
Autoliv, Inc.	14,362	1,099,842
Evolution AB, 144A	23,349	2,274,296
Hexagon AB (Class B Stock)	239,938	2,515,772
Indutrade AB	37,390	758,250

		11,136,239

Switzerland — 6.7%
Alcon, Inc.	28,916	1,984,186
Cie Financiere Richemont SA (Class A Stock)	28,475	3,692,067
Julius Baer Group Ltd.	35,780	2,082,436
Lonza Group AG	9,808	4,814,506
Novartis AG	60,263	5,453,648
Partners Group Holding AG	1,915	1,695,702
SIG Group AG*	78,963	1,725,434
Sika AG	5,202	1,250,578
Straumann Holding AG	15,591	1,787,839
UBS Group AG	110,043	2,045,284
Zurich Insurance Group AG	8,299	3,967,564

		30,499,244

Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	202,000	2,933,740

	Shares	Value
COMMON STOCKS (continued)
United Kingdom — 16.5%
Ashtead Group PLC	106,741	$6,063,400
AstraZeneca PLC	97,546	13,199,863
BAE Systems PLC	200,517	2,071,020
Bunzl PLC	172,997	5,755,638
Compass Group PLC	477,654	11,030,002
DCC PLC	31,157	1,532,050
Diageo PLC	112,258	4,913,743
Experian PLC	139,483	4,724,057
Fevertree Drinks PLC	17,275	214,865
Halma PLC	59,721	1,422,253
Linde PLC	8,325	2,715,449
Lloyds Banking Group PLC	4,314,086	2,354,257
London Stock Exchange Group PLC	66,069	5,676,728
Petershill Partners PLC, 144A	640,628	1,310,759
RELX PLC	130,765	3,615,395
Rentokil Initial PLC	406,419	2,496,944
Segro PLC, REIT	117,040	1,078,203
Smith & Nephew PLC	144,935	1,935,582
Spirax-Sarco Engineering PLC	8,628	1,102,060
Travis Perkins PLC	10,607	113,401
Unilever PLC	40,569	2,035,623

		75,361,292

United States — 8.9%
Aon PLC (Class A Stock)	11,447	3,435,702
CSL Ltd.	11,354	2,213,963
CyberArk Software Ltd.*	15,135	1,962,253
Globant SA*(a)	4,269	717,875
ICON PLC*	32,988	6,407,919
Lululemon Athletica, Inc.*	11,632	3,726,660
Nestle SA	28,404	3,280,930
QIAGEN NV*	58,857	2,935,198
Roche Holding AG	18,049	5,671,674
Schlumberger Ltd.	69,197	3,699,272
Schneider Electric SE	16,645	2,337,535
Tenaris SA	228,612	4,009,332

		40,398,313

TOTAL COMMON STOCKS (cost $437,530,596)		428,177,688

EXCHANGE-TRADED FUNDS — 3.5%
United States
iShares Core MSCI EAFE ETF	77,016	4,747,266
iShares MSCI EAFE ETF	68,791	4,515,441
iShares MSCI EAFE Growth ETF	76,132	6,376,817

TOTAL EXCHANGE-TRADED FUNDS (cost $18,467,312)		15,639,524

PREFERRED STOCKS — 1.2%
Germany
Dr. Ing. h.c. F. Porsche AG (PRFC)*	15,115	1,525,308
Sartorius AG (PRFC)	10,232	4,040,371

TOTAL PREFERRED STOCKS (cost $5,913,645)		5,565,679

TOTAL LONG-TERM INVESTMENTS (cost $461,911,553)		449,382,891

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

SHORT-TERM INVESTMENTS — 4.4%
AFFILIATED MUTUAL FUND — 3.3%
PGIM Institutional Money Market Fund (cost $15,041,559; includes $14,978,944 of cash collateral for securities on loan)(b)(wa)	15,052,337	$15,044,811

UNAFFILIATED FUNDS — 1.1%
BlackRock Liquidity FedFund (Institutional Shares)	953,263	953,263
Dreyfus Government Cash Management (Institutional Shares)	4,029,184	4,029,184

TOTAL UNAFFILIATED FUNDS (cost $4,982,447)		4,982,447

TOTAL SHORT-TERM INVESTMENTS (cost $20,024,006)		20,027,258

TOTAL INVESTMENTS—103.0% (cost $481,935,559)		469,410,149
Liabilities in excess of other assets — (3.0)%		(13,482,635)

NET ASSETS — 100.0%		$455,927,514

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $14,532,088; cash collateral of $14,978,944 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$1,075,623	$—
Austria	—	2,309,442	—
Belgium	—	2,359,529	—
Brazil	7,684,610	1,109,139	—
Canada	17,110,798	—	—
China	—	3,041,359	—
Denmark	—	14,964,525	—
Finland	—	4,088,535	—
France	—	63,246,169	—
Germany	2,030,573	15,013,281	—
Hong Kong	—	10,672,394	—
India	6,548,524	9,096,083	—
Indonesia	—	2,366,854	—
Ireland	—	8,223,260	—
Italy	—	13,347,634	—
Japan	—	42,022,788	—
Netherlands	3,670,863	23,224,677	—
Norway	—	2,390,477	—
Singapore	—	2,932,349	—

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
South Korea	$1,757,242	$3,001,194	$—
Spain	—	4,560,938	—
Sweden	1,099,842	10,036,397	—
Switzerland	—	30,499,244	—
Taiwan	—	2,933,740	—
United Kingdom	2,715,449	72,645,843	—
United States	22,884,879	17,513,434	—
Exchange-Traded Funds
United States	15,639,524	—	—
Preferred Stocks
Germany	—	5,565,679	—
Short-Term Investments
Affiliated Mutual Fund	15,044,811	—	—
Unaffiliated Funds	4,982,447	—	—

Total	$101,169,562	$368,240,587	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Pharmaceuticals	7.9%
Textiles, Apparel & Luxury Goods	7.5
Banks	6.7
Semiconductors & Semiconductor Equipment	4.4
Life Sciences Tools & Services	4.3
IT Services	4.3
Insurance	4.0
Beverages	3.9
Professional Services	3.8
Oil, Gas & Consumable Fuels	3.6
Capital Markets	3.6
Exchange-Traded Funds	3.5
Affiliated Mutual Fund (3.3% represents investments purchased with collateral from securities on loan)	3.3
Trading Companies & Distributors	3.2
Hotels, Restaurants & Leisure	3.1
Health Care Equipment & Supplies	2.9
Machinery	2.8
Electronic Equipment, Instruments & Components	2.7
Chemicals	2.7
Personal Products	2.5
Aerospace & Defense	2.4
Energy Equipment & Services	1.7
Automobiles	1.6
Software	1.6
Internet & Direct Marketing Retail	1.5

Biotechnology	1.3%
Food Products	1.2
Unaffiliated Funds	1.1
Road & Rail	1.0
Construction & Engineering	0.9
Household Durables	0.9
Containers & Packaging	0.9
Electrical Equipment	0.7
Industrial Conglomerates	0.6
Multiline Retail	0.6
Commercial Services & Supplies	0.6
Diversified Financial Services	0.6
Building Products	0.5
Entertainment	0.5
Air Freight & Logistics	0.5
Construction Materials	0.4
Auto Components	0.4
Specialty Retail	0.4
Equity Real Estate Investment Trusts (REITs)	0.2
Food & Staples Retailing	0.2

103.0
Liabilities in excess of other assets	(3.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$14,532,088	$(14,532,088)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

ASSETS
Investments at value, including securities on loan of $14,532,088:
Unaffiliated investments (cost $466,894,000)	$454,365,338
Affiliated investments (cost $15,041,559)	15,044,811
Foreign currency, at value (cost $421,459)	421,812
Tax reclaim receivable	5,313,949
Receivable for investments sold	3,011,900
Dividends receivable	196,139
Receivable from affiliate	3,924
Prepaid expenses and other assets	14,275

Total Assets	478,372,148

LIABILITIES
Payable to broker for collateral for securities on loan	14,978,944
Payable for Portfolio shares purchased	3,204,140
Payable to affiliate	2,766,945
Payable for investments purchased	729,745
Payable to custodian	212,891
Accrued expenses and other liabilities	182,068
Management fee payable	154,416
Loan payable.	121,000
Foreign capital gains tax liability accrued	77,574
Distribution fee payable	15,794
Trustees’ fees payable	580
Affiliated transfer agent fee payable	537

Total Liabilities	22,444,634

NET ASSETS	$455,927,514

Net assets were comprised of:
Partners’ Equity	$455,927,514

Net asset value and redemption price per share, $455,927,514 / 21,082,882 outstanding shares of beneficial interest	$21.63

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,782,359 foreign withholding tax, of which $1,073,053 is reimbursable by an affiliate)	$8,036,719
Income from securities lending, net (including affiliated income of $33,154)	82,032
Affiliated dividend income	226

Total income	8,118,977

EXPENSES
Management fee	4,532,785
Distribution fee	1,370,088
Custodian and accounting fees	213,892
Legal fees and expenses	31,995
Audit fee	29,500
Trustees’ fees.	16,939
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,927
Shareholders’ reports	7,527
Miscellaneous	90,214

Total expenses	6,300,867
Less: Fee waiver and/or expense reimbursement	(487,064)

Net expenses	5,813,803

NET INVESTMENT INCOME (LOSS)	2,305,174

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $3,322) (net of foreign capital gains taxes $(50,715))	(25,890,418)
In-kind transactions(1)	3,904,706
Foreign currency transactions	(257,485)

(22,243,197)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $3,252) (net of change in foreign capital gains taxes $153,874)	(198,255,496)
Foreign currencies	(60,064)

(198,315,560)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(220,558,757)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(218,253,583)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$2,305,174	$1,501,628
Net realized gain (loss) on investment and foreign currency transactions	(22,243,197)	702,642,385
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(198,315,560)	(513,692,270)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(218,253,583)	190,451,743

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [6,246,731 and 2,572,464 shares, respectively]	140,640,329	70,960,205
Portfolio shares purchased [10,540,228 and 58,220,204 shares, respectively]	(236,078,598)	(1,676,421,018)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(95,438,269)	(1,605,460,813)

TOTAL INCREASE (DECREASE)	(313,691,852)	(1,415,009,070)
NET ASSETS:
Beginning of year	769,619,366	2,184,628,436

End of year	$455,927,514	$769,619,366

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$30.33	$26.96	$20.53	$15.54		$17.93

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10	0.03	(0.01)	0.11		0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.80)	3.34	6.44	4.88		(2.54)

Total from investment operations	(8.70)	3.37	6.43	4.99		(2.41)

Capital Contributions	—	—	—	—	(b)(c)(d)	0.02	(c)

Net Asset Value, end of year	$21.63	$30.33	$26.96	$20.53		$15.54

Total Return(e)	(28.68)%	12.50%	31.32%	32.11	%(f)	(13.33	)%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$456	$770	$2,185	$2,207		$1,776
Average net assets (in millions)	$548	$1,393	$1,944	$2,082		$2,412
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.06%	1.07%	1.09%	1.08%		1.08%
Expenses before waivers and/or expense reimbursement	1.15%	1.10%	1.11%	1.10%		1.09%
Net investment income (loss)	0.42%	0.11%	(0.03)%	0.61%		0.70%
Portfolio turnover rate(i)	64%	27%	57%	29%		38%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (13.44)%.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST INTERNATIONAL VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS — 95.1%
Australia — 4.3%
Aurizon Holdings Ltd.	217,652	$551,408
Austal Ltd.	319,480	452,499
Bank of Queensland Ltd.	117,552	549,693
Beach Energy Ltd.	472,830	513,426
BHP Group Ltd.	44,037	1,364,132
Elders Ltd.	86,988	597,106
Fortescue Metals Group Ltd.	28,665	400,655
Harvey Norman Holdings Ltd.	285,475	799,901
Inghams Group Ltd.	224,343	434,950
JB Hi-Fi Ltd.	22,187	632,368
Metcash Ltd.	202,008	546,283
Mirvac Group, REIT	284,191	411,145
Myer Holdings Ltd.	389,853	180,293
New Hope Corp. Ltd.	150,195	645,038
NRW Holdings Ltd.	196,923	375,872
Perenti Ltd.*	331,022	296,476
Rio Tinto Ltd.	16,186	1,277,490
South32 Ltd.	216,567	593,746
St. Barbara Ltd.*	386,118	206,395
Stockland, REIT.	223,713	550,973
Super Retail Group Ltd.	91,962	667,454
Woodside Energy Group Ltd.	8,073	195,514

		12,242,817

Austria — 0.8%
BAWAG Group AG, 144A*	12,569	669,806
OMV AG	18,305	941,627
Wienerberger AG	29,659	714,898

		2,326,331

Belgium — 0.3%
Bekaert SA	16,729	650,139
Telenet Group Holding NV	21,262	347,300

		997,439

Brazil — 0.2%
Yara International ASA	14,106	619,493

Canada — 1.1%
Suncor Energy, Inc.	60,588	1,921,901
TMX Group Ltd.	13,009	1,302,053

		3,223,954

China — 2.2%
Alibaba Group Holding Ltd.*	97,199	1,066,556
Autohome, Inc., ADR	25,278	773,507
China Resources Cement Holdings Ltd.	506,221	267,514
ENN Energy Holdings Ltd.	70,461	984,203
ESR Group Ltd., 144A	419,518	877,022
Kingboard Holdings Ltd.	174,937	554,748
Li Ning Co. Ltd.	90,500	778,210
Wuxi Lead Intelligent Equipment Co. Ltd. (Class A Stock)	92,499	536,022
Xinyi Glass Holdings Ltd.	308,347	569,694

		6,407,476

	Shares	Value
COMMON STOCKS (continued)
Denmark — 2.2%
AP Moller - Maersk A/S (Class B Stock)	514	$1,150,643
Carlsberg A/S (Class B Stock)	11,227	1,489,227
Danske Bank A/S	30,021	592,108
DFDS A/S	9,947	365,518
Jyske Bank A/S*	17,090	1,108,147
Pandora A/S	10,308	728,585
Spar Nord Bank A/S	15,220	233,067
Vestas Wind Systems A/S	25,438	742,043

		6,409,338

Finland — 1.8%
Metsa Board OYJ (Class B Stock)	78,488	737,368
Nokia OYJ	227,100	1,055,039
Nordea Bank Abp	260,779	2,793,453
Valmet OYJ	21,530	581,196

		5,167,056

France — 10.6%
Air Liquide SA	13,427	1,905,767
Arkema SA	7,144	642,566
AXA SA	30,111	838,758
BNP Paribas SA	30,433	1,732,831
Bouygues SA	33,547	1,006,134
Capgemini SE	6,549	1,094,837
Carrefour SA	41,053	686,651
Cie de Saint-Gobain	21,669	1,060,066
Cie Generale des Etablissements Michelin SCA	22,555	628,321
Credit Agricole SA	72,919	767,060
Danone SA	10,400	548,140
Engie SA	184,646	2,641,562
Faurecia SE*	4,857	73,512
Imerys SA	13,112	510,832
Ipsen SA	7,285	783,579
Orange SA	70,622	700,720
Pernod Ricard SA	7,173	1,411,092
Rexel SA*	45,700	903,877
Rubis SCA	26,133	688,138
Sanofi	26,585	2,563,501
Societe BIC SA	10,262	702,464
Societe Generale SA	25,048	628,296
Sopra Steria Group SACA	3,051	461,931
Teleperformance	5,505	1,316,055
Thales SA	9,817	1,254,307
TotalEnergies SE	57,610	3,616,364
Verallia SA, 144A	34,904	1,182,886

		30,350,247

Germany — 8.3%
Allianz SE	2,713	579,382
Aurubis AG	8,523	693,783
Bayer AG	16,276	837,727
Bayerische Motoren Werke AG	24,867	2,201,602
Continental AG	17,058	1,016,905
Covestro AG, 144A	19,351	753,839
Daimler Truck Holding AG*	25,600	786,988
Deutsche Post AG	48,648	1,820,733

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Germany (cont’d.)
Deutsche Telekom AG	30,111	$599,106
Fresenius SE & Co. KGaA	17,483	488,334
HeidelbergCement AG	12,388	701,967
Infineon Technologies AG	73,504	2,233,928
Mercedes-Benz Group AG	25,903	1,693,925
Merck KGaA	9,941	1,918,020
MTU Aero Engines AG	8,843	1,902,441
Muenchener
Rueckversicherungs-Gesellschaft AG in Muenchen	1,899	614,271
Rheinmetall AG	9,173	1,826,126
Siemens Healthineers AG, 144A	17,010	848,487
Siltronic AG	5,454	396,727
United Internet AG	17,730	357,519
Volkswagen AG	5,344	838,345
Vonovia SE	33,977	800,377

		23,910,532

Hong Kong — 1.6%
CK Asset Holdings Ltd.	83,191	510,225
Dah Sing Financial Holdings Ltd.	94,041	217,197
PAX Global Technology Ltd.	388,511	334,413
Prudential PLC	99,097	1,351,217
Tongda Group Holdings Ltd.*	6,630,052	109,240
VTech Holdings Ltd.	50,830	326,885
WH Group Ltd., 144A	2,003,772	1,168,676
Yue Yuen Industrial Holdings Ltd.	316,341	442,710

		4,460,563

Indonesia — 0.3%
First Resources Ltd.	650,604	720,542

Ireland — 0.4%
Ryanair Holdings PLC, ADR*(a)	15,675	1,171,863

Israel — 0.7%
Bank Leumi Le-Israel BM	183,025	1,524,380
Mizrahi Tefahot Bank Ltd.	3,875	125,067
Teva Pharmaceutical Industries Ltd.*	50,005	461,128

		2,110,575

Italy — 2.4%
A2A SpA	440,032	586,679
Coca-Cola HBC AG*	38,100	900,638
Enel SpA	245,279	1,319,146
Eni SpA	47,473	675,041
Leonardo SpA	76,861	662,908
Mediobanca Banca di Credito Finanziario SpA	71,699	688,961
Pirelli & C SpA, 144A	153,541	658,162
Unipol Gruppo SpA	136,631	665,229
UnipolSai Assicurazioni SpA	262,502	646,266

		6,803,030

Japan — 20.1%
AEON REIT Investment Corp., REIT	543	637,270
AGC, Inc.(a)	19,260	639,157
Alps Alpine Co. Ltd.	69,536	628,523
Amada Co. Ltd.	71,800	559,132
Aozora Bank Ltd.	30,562	600,686

	Shares	Value
COMMON STOCKS (continued)
Japan (cont’d.)
Asics Corp.	59,079	$1,298,610
Bandai Namco Holdings, Inc.	18,007	1,128,669
Bell System24 Holdings, Inc.	47,400	488,483
Brother Industries Ltd.	31,196	471,486
Canon, Inc.	14,700	318,168
Credit Saison Co. Ltd.	46,569	600,452
Daicel Corp.	97,120	698,935
Dai-ichi Life Holdings, Inc.	34,361	775,987
Daikin Industries Ltd.	7,460	1,131,784
Daiwa House Industry Co. Ltd.	25,039	576,805
Daiwabo Holdings Co. Ltd.	41,867	613,784
DCM Holdings Co. Ltd.	63,052	575,334
Disco Corp.	5,241	1,493,795
DTS Corp.	13,925	313,796
EDION Corp.	81,113	793,308
Fuji Corp.	45,897	668,715
Fuyo General Lease Co. Ltd.	10,037	654,295
Gunze Ltd.	11,736	375,180
Haseko Corp.	27,332	305,281
Hazama Ando Corp.	91,962	586,935
Heiwado Co. Ltd.	21,883	355,870
Hitachi Ltd.	17,667	888,938
Honda Motor Co. Ltd.	46,037	1,050,058
Hosiden Corp.	42,655	509,677
Hoya Corp.	12,017	1,150,971
Isuzu Motors Ltd.	70,260	814,516
ITOCHU Corp.	21,702	680,852
Itoham Yonekyu Holdings, Inc.	143,212	759,940
Japan Aviation Electronics Industry Ltd.	35,499	566,278
Kamigumi Co. Ltd.	20,675	420,902
Kandenko Co. Ltd.	79,279	517,756
Kaneka Corp.	14,810	368,274
KDDI Corp.	18,808	570,388
Keiyo Bank Ltd. (The)	73,696	327,697
Komeri Co. Ltd.	14,000	290,191
K’s Holdings Corp.	76,081	652,550
Lintec Corp.	39,888	647,454
Marubeni Corp.	58,233	667,114
MatsukiyoCocokara & Co.	36,986	1,859,058
Mirait One Corp.	51,994	599,249
Mitsubishi Chemical Group Corp.	57,481	297,580
Mitsubishi Gas Chemical Co., Inc.	41,451	569,809
Mitsubishi HC Capital, Inc.	187,300	921,245
Mitsubishi UFJ Financial Group, Inc.	153,360	1,029,570
Mitsui & Co. Ltd.	28,670	835,035
Mitsui Chemicals, Inc.	26,042	584,924
Mizuho Financial Group, Inc.	58,233	820,404
NIPPON EXPRESS HOLDINGS, Inc.	9,700	553,962
Nippon Telegraph & Telephone Corp.	39,968	1,139,828
Nippon Television Holdings, Inc.	68,542	540,670
Nishi-Nippon Financial Holdings, Inc.	82,071	599,756
Nitto Kogyo Corp.	15,700	280,517
Nomura Holdings, Inc.	161,046	596,752
Nomura Real Estate Holdings, Inc.	12,750	272,631
Obayashi Corp.	83,552	631,118
Olympus Corp.	80,119	1,413,106
Ono Pharmaceutical Co. Ltd.	42,600	995,715
ORIX Corp.	30,925	495,006
Resona Holdings, Inc.	170,559	936,781

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Japan (cont’d.)
Sankyu, Inc.	14,236	$520,838
Sawai Group Holdings Co. Ltd.	8,409	262,368
Seino Holdings Co. Ltd.	76,802	680,786
Shimano, Inc.	4,053	640,451
SKY Perfect JSAT Holdings, Inc.	148,748	546,648
Sojitz Corp.	34,633	659,884
Sompo Holdings, Inc.	7,415	328,063
Sumitomo Heavy Industries Ltd.	25,440	507,892
Sumitomo Mitsui Financial Group, Inc.	66,130	2,660,571
Suzuki Motor Corp.	35,247	1,128,868
Teijin Ltd.	40,583	395,490
Tokai Rika Co. Ltd.	2,921	31,015
Tokuyama Corp.	28,012	380,226
Tokyo Seimitsu Co. Ltd.	18,535	598,834
Towa Pharmaceutical Co. Ltd.	16,398	264,705
Toyota Boshoku Corp.	40,420	536,473
Transcosmos, Inc.	13,193	323,979
Tsubakimoto Chain Co.	17,915	404,142
UBE Corp.	31,579	462,872
Valor Holdings Co. Ltd.	14,680	202,632
Yamaha Corp.	36,083	1,338,961
Yokohama Rubber Co. Ltd. (The)	34,723	537,290

		57,559,700

Mexico — 0.5%
Arca Continental SAB de CV	178,362	1,446,557

Netherlands — 5.7%
ABN AMRO Bank NV, 144A, CVA	68,451	947,908
Aegon NV	164,105	831,467
Akzo Nobel NV	20,606	1,382,716
ASR Nederland NV	19,441	923,720
ING Groep NV	66,910	815,042
Koninklijke Ahold Delhaize NV	70,802	2,035,649
Koninklijke DSM NV	9,149	1,123,448
NN Group NV	16,593	678,524
Shell PLC	155,711	4,389,620
Universal Music Group NV	65,724	1,589,383
Wolters Kluwer NV	14,524	1,519,723

		16,237,200

New Zealand — 0.2%
Air New Zealand Ltd.*	1,057,695	498,648

Norway — 0.7%
DNB Bank ASA	39,244	775,074
Equinor ASA	16,258	584,317
Orkla ASA	74,419	537,107

		1,896,498

Portugal — 0.8%
Galp Energia SGPS SA	108,309	1,461,157
NOS SGPS SA	92,323	373,507
Sonae SGPS SA	564,791	565,813

		2,400,477

Singapore — 1.1%
DBS Group Holdings Ltd.	80,474	2,036,926
Hong Leong Asia Ltd.	177,066	88,023

	Shares	Value
COMMON STOCKS (continued)
Singapore (cont’d.)
Jardine Cycle & Carriage Ltd.	41,686	$890,069

		3,015,018

South Africa — 1.0%
Anglo American PLC	75,793	2,968,045

South Korea — 0.5%
Osstem Implant Co. Ltd.	7,531	823,979
SK Hynix, Inc.	9,718	579,815

		1,403,794

Spain — 2.1%
Banco Santander SA	235,284	703,526
Cia de Distribucion Integral Logista Holdings SA	30,700	774,147
Endesa SA	33,276	627,138
Industria de Diseno Textil SA	47,520	1,262,181
Mapfre SA	244,598	473,176
Repsol SA	107,309	1,708,040
Telefonica SA	139,615	505,421

		6,053,629

Sweden — 2.7%
Betsson AB (Class B Stock)*	42,968	349,232
Boliden AB	18,085	679,312
Electrolux AB (Class B Stock)(a)	33,100	447,212
Husqvarna AB (Class B Stock)	34,900	245,118
Sandvik AB	55,938	1,010,888
Securitas AB (Class B Stock)	92,504	771,896
Skanska AB (Class B Stock)	38,973	617,819
SKF AB (Class B Stock)	51,361	784,464
Swedbank AB (Class A Stock)	77,313	1,315,022
Volvo AB (Class B Stock)	84,253	1,521,912

		7,742,875

Switzerland — 5.0%
ABB Ltd.	50,820	1,548,868
Adecco Group AG	18,085	594,904
Baloise Holding AG	4,031	621,607
dormakaba Holding AG	1,022	374,670
Helvetia Holding AG	7,957	925,898
Julius Baer Group Ltd.	16,186	942,043
Novartis AG	49,100	4,443,425
Swatch Group AG (The)	2,894	822,535
UBS Group AG	181,301	3,369,701
Vontobel Holding AG	8,229	545,763

		14,189,414

United Kingdom — 11.0%
3i Group PLC	123,725	1,995,356
Aviva PLC	146,849	778,982
BAE Systems PLC	67,366	695,783
Barclays PLC	1,003,597	1,909,657
Barratt Developments PLC	70,110	334,865
Bellway PLC	25,861	591,396
BP PLC	298,067	1,719,829
British American Tobacco PLC	34,180	1,352,098
BT Group PLC	356,544	481,432
CK Hutchison Holdings Ltd.	156,500	937,568

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (cont’d.)
CNH Industrial NV	56,600	$907,977
Coca-Cola Europacific Partners PLC	29,770	1,644,118
Compass Group PLC	60,040	1,386,446
Currys PLC	83,651	54,064
Drax Group PLC	62,845	533,079
Dunelm Group PLC	47,021	555,392
Imperial Brands PLC	47,376	1,180,190
International Consolidated Airlines Group SA*	104,554	155,698
Investec PLC	240,800	1,472,075
J Sainsbury PLC	301,000	789,468
Kingfisher PLC	281,786	800,618
Legal & General Group PLC	203,376	609,749
Lloyds Banking Group PLC	1,412,802	770,986
Marks & Spencer Group PLC*	326,676	481,929
NatWest Group PLC	155,478	495,855
Petershill Partners PLC, 144A	47,498	97,183
Premier Foods PLC	37,029	48,250
QinetiQ Group PLC	132,200	568,488
Redde Northgate PLC	165,567	823,647
Redrow PLC	82,681	453,083
RELX PLC	89,094	2,463,274
Synthomer PLC	223,529	389,281
Tate & Lyle PLC	25,311	216,845
Taylor Wimpey PLC	249,209	305,206
Tesco PLC	226,604	610,668
Unilever PLC	44,903	2,267,056
Vesuvius PLC	39,844	194,278
Vistry Group PLC	54,526	410,688

		31,482,557

United States — 6.5%
Aon PLC (Class A Stock)	8,807	2,643,333
BRP, Inc.	10,025	764,314
Ferguson PLC	8,897	1,116,964
GSK PLC	168,117	2,905,606
Haleon PLC*	210,146	831,467
Holcim AG*	26,273	1,359,977
ICON PLC*	9,649	1,874,318
Roche Holding AG	17,516	5,504,185
Signify NV, 144A	21,934	738,354
Stellantis NV	52,853	750,905

		18,489,423

TOTAL COMMON STOCKS (cost $279,511,236)		272,305,091

EXCHANGE-TRADED FUNDS — 2.8%
United States
iShares Core MSCI EAFE ETF	25,271	1,557,705
iShares MSCI EAFE ETF	19,643	1,289,367
iShares MSCI EAFE Value ETF	110,830	5,084,880

TOTAL EXCHANGE-TRADED FUNDS (cost $8,660,715)		7,931,952

	Shares	Value
PREFERRED STOCK — 0.1%
Germany
Porsche Automobil Holding SE (PRFC)	6,782	$369,863

(cost $622,111)

	Units
WARRANTS* — 0.0%
Australia
Boart Longyear Group Ltd., expiring 09/13/24	555	—

(cost $0)
TOTAL LONG-TERM INVESTMENTS (cost $288,794,062)		280,606,906

	Shares
SHORT-TERM INVESTMENTS — 0.9%
AFFILIATED MUTUAL FUND — 0.5%
PGIM Institutional Money Market Fund (cost $1,594,628; includes $1,583,814 of cash collateral for securities on loan)(b)(wa)	1,595,673	1,594,875

UNAFFILIATED FUND — 0.4%
Dreyfus Government Cash Management (Institutional Shares)	1,055,081	1,055,081

(cost $1,055,081)
TOTAL SHORT-TERM INVESTMENTS (cost $2,649,709)		2,649,956

TOTAL INVESTMENTS—98.9% (cost $291,443,771)		283,256,862
Other assets in excess of liabilities — 1.1%		3,093,971

NET ASSETS — 100.0%		$286,350,833

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,507,665; cash collateral of $1,583,814 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$12,242,817	$—
Austria	—	2,326,331	—
Belgium	—	997,439	—
Brazil	—	619,493	—
Canada	3,223,954	—	—
China	773,507	5,633,969	—
Denmark	—	6,409,338	—
Finland	—	5,167,056	—
France	—	30,350,247	—
Germany	—	23,910,532	—
Hong Kong	—	4,460,563	—
Indonesia	—	720,542	—
Ireland	1,171,863	—	—
Israel	—	2,110,575	—
Italy	—	6,803,030	—
Japan	—	57,559,700	—
Mexico	1,446,557	—	—
Netherlands	—	16,237,200	—
New Zealand	—	498,648	—
Norway	—	1,896,498	—
Portugal	—	2,400,477	—
Singapore	—	3,015,018	—
South Africa	—	2,968,045	—
South Korea	—	1,403,794	—
Spain	—	6,053,629	—
Sweden	—	7,742,875	—
Switzerland	—	14,189,414	—
United Kingdom	—	31,482,557	—
United States	5,281,965	13,207,458	—
Exchange-Traded Funds
United States	7,931,952	—	—
Preferred Stock
Germany	—	369,863	—
Warrants
Australia	—	—	—
Short-Term Investments
Affiliated Mutual Fund	1,594,875	—	—
Unaffiliated Fund	1,055,081	—	—

Total	$22,479,754	$260,777,108	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2022 were as follows:

Banks	10.0%
Pharmaceuticals	7.5
Oil, Gas & Consumable Fuels	6.5
Insurance	5.0
Chemicals	3.9
Capital Markets	3.5
Automobiles	3.2
Machinery	3.1
Metals & Mining	3.0
Food & Staples Retailing	2.9
Exchange-Traded Funds	2.8
Aerospace & Defense	2.5
Beverages	2.4
Specialty Retail	2.1
Professional Services	2.1
Food Products	1.9
Semiconductors & Semiconductor Equipment	1.8
Trading Companies & Distributors	1.6
Textiles, Apparel & Luxury Goods	1.6
Construction & Engineering	1.5
Health Care Equipment & Supplies	1.5
Diversified Telecommunication Services	1.4
Leisure Products	1.4
Building Products	1.3
Construction Materials	1.3
Electrical Equipment	1.3
Auto Components	1.1
Electronic Equipment, Instruments & Components	1.1
Multi-Utilities	1.1
Air Freight & Logistics	1.1
Personal Products	1.1
Real Estate Management & Development	1.1
IT Services	1.0
Household Durables	0.9

Industrial Conglomerates	0.9%
Road & Rail	0.9
Tobacco	0.9
Diversified Financial Services	0.7
Electric Utilities	0.7
Life Sciences Tools & Services	0.6
Airlines	0.6
Hotels, Restaurants & Leisure	0.6
Entertainment	0.6
Gas Utilities	0.5
Equity Real Estate Investment Trusts (REITs)	0.5
Affiliated Mutual Fund (0.6% represents investments purchased with collateral from securities on loan)	0.5
Marine	0.5
Commercial Services & Supplies	0.5
Media	0.5
Communications Equipment	0.5
Containers & Packaging	0.4
Internet & Direct Marketing Retail	0.4
Unaffiliated Fund	0.4
Multiline Retail	0.4
Technology Hardware, Storage & Peripherals	0.3
Interactive Media & Services	0.2
Paper & Forest Products	0.2
Consumer Finance	0.2
Wireless Telecommunication Services	0.2
Independent Power & Renewable Electricity Producers	0.2
Health Care Providers & Services	0.2
Transportation Infrastructure	0.2

98.9
Other assets in excess of liabilities	1.1

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,507,665	$(1,507,665)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $1,507,665:
Unaffiliated investments (cost $289,849,143)	$281,661,987
Affiliated investments (cost $1,594,628)	1,594,875
Foreign currency, at value (cost $814,037)	820,860
Tax reclaim receivable	6,428,994
Receivable for investments sold	945,958
Dividends receivable	412,866
Receivable for Portfolio shares sold	4,263
Receivable from affiliate.	3,887
Prepaid expenses and other assets	17,858

Total Assets	291,891,548

LIABILITIES
Payable to affiliate	2,546,044
Payable to broker for collateral for securities on loan	1,583,814
Loan payable	478,000
Payable to custodian	426,000
Payable for Portfolio shares purchased	300,799
Accrued expenses and other liabilities	103,309
Management fee payable	91,876
Distribution fee payable	9,856
Affiliated transfer agent fee payable	537
Trustees’ fees payable	480

Total Liabilities	5,540,715

NET ASSETS	$286,350,833

Net assets were comprised of:
Partners’ Equity	$286,350,833

Net asset value and redemption price per share, $286,350,833 / 13,871,700 outstanding shares of beneficial interest	$20.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,639,741 foreign withholding tax, of which $354,616 is reimbursable by an affiliate)	$12,905,689
Income from securities lending, net (including affiliated income of $19,092)	67,964
Affiliated dividend income	201

Total income	12,973,854

EXPENSES
Management fee	2,926,567
Distribution fee	880,416
Custodian and accounting fees	143,262
Legal fees and expenses	30,953
Audit fee	28,800
Trustees’ fees	13,909
Shareholders’ reports	8,551
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,927
Miscellaneous	130,497

Total expenses	4,170,882
Less: Fee waiver and/or expense reimbursement	(355,023)

Net expenses	3,815,859

NET INVESTMENT INCOME (LOSS)	9,157,995

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,349)	(7,520,362)
In-kind transactions(1)	255,539
Foreign currency transactions	(484,999)

(7,749,822)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $247)	(48,206,728)
Foreign currencies	(194,302)

(48,401,030)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(56,150,852)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(46,992,857)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$9,157,995	$34,838,259
Net realized gain (loss) on investment and foreign currency transactions	(7,749,822)	331,289,534
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(48,401,030)	(158,120,435)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(46,992,857)	208,007,358

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [4,690,889 and 4,084,459 shares, respectively]	95,658,522	91,600,164
Portfolio shares purchased [10,619,355 and 73,708,754 shares, respectively]	(216,974,013)	(1,752,604,894)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(121,315,491)	(1,661,004,730)

TOTAL INCREASE (DECREASE)	(168,308,348)	(1,452,997,372)
NET ASSETS:
Beginning of year	454,659,181	1,907,656,553

End of year	$286,350,833	$454,659,181

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$22.96	$21.33	$21.46	$17.88		$21.32

Income (Loss) From Investment Operations:
Net investment income (loss)	0.54	0.71	0.27	0.51		0.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.86)	0.92	(0.40)	3.06		(3.95)

Total from investment operations	(2.32)	1.63	(0.13)	3.57		(3.46)

Capital Contributions	—	—	—	0.01	(b)(c)	0.02	(c)

Net Asset Value, end of year	$20.64	$22.96	$21.33	$21.46		$17.88

Total Return(d)	(10.10)%	7.64%	(0.61)%	20.02	%(e)	(16.14	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$286	$455	$1,908	$1,993		$1,582
Average net assets (in millions)	$352	$1,108	$1,588	$1,829		$2,080
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.08%	1.09%	1.10%	1.09%		1.10%
Expenses before waivers and/or expense reimbursement	1.18%	1.11%	1.11%	1.10%		1.10%
Net investment income (loss)	2.60%	3.14%	1.47%	2.58%		2.37%
Portfolio turnover rate(h)	31%	29%	54%	23%		26%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 19.96%.
(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (16.23)%.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS
Australia — 3.1%
BHP Group Ltd. (XASX)	190,439	$5,899,218
BHP Group Ltd. (XLON)	48,993	1,522,546
Woodside Energy Group Ltd. (XASX)	120,201	2,911,053
Woodside Energy Group Ltd. (XLON)	15,577	374,774

		10,707,591

Austria — 0.7%
Erste Group Bank AG	73,756	2,359,841

Belgium — 1.3%
KBC Group NV	68,479	4,409,043

Denmark — 4.7%
Carlsberg A/S (Class B Stock)	29,157	3,867,588
Coloplast A/S (Class B Stock)	20,084	2,352,895
Genmab A/S*	2,386	1,008,788
Novo Nordisk A/S (Class B Stock)	68,392	9,288,698

		16,517,969

Finland — 0.8%
Kone OYJ (Class B Stock)	51,531	2,667,850

France — 16.7%
Air Liquide SA	24,258	3,443,070
AXA SA	186,084	5,183,470
BNP Paribas SA	78,446	4,466,652
Capgemini SE	23,809	3,980,298
Kering SA	8,552	4,352,352
L’Oreal SA	14,601	5,228,585
LVMH Moet Hennessy Louis Vuitton SE	11,226	8,169,085
Pernod Ricard SA	22,309	4,388,686
Safran SA	24,441	3,061,333
TotalEnergies SE	172,094	10,802,892
Vinci SA	52,472	5,230,777

		58,307,200

Germany — 9.7%
adidas AG	17,900	2,425,923
Allianz SE	30,143	6,437,273
Deutsche Boerse AG	25,783	4,439,580
Deutsche Telekom AG	225,149	4,479,697
Infineon Technologies AG	92,272	2,804,324
Muenchener
Rueckversicherungs-Gesellschaft AG in Muenchen	16,285	5,267,721
RWE AG	124,069	5,484,809
Symrise AG	24,751	2,688,084

		34,027,411

Hong Kong — 4.6%
AIA Group Ltd.	635,200	7,014,762
Hong Kong Exchanges & Clearing Ltd.	72,200	3,102,452
Prudential PLC	266,869	3,638,838
Techtronic Industries Co. Ltd.	227,500	2,526,807

		16,282,859

India — 1.1%
HDFC Bank Ltd., ADR(a)	55,928	3,826,034

	Shares	Value
COMMON STOCKS (continued)
Japan — 17.8%
Bridgestone Corp.	110,600	$3,916,023
Daikin Industries Ltd.	29,200	4,430,037
Hoya Corp.	37,600	3,601,275
Keyence Corp.	14,800	5,746,023
Kyowa Kirin Co. Ltd.	128,900	2,952,324
Makita Corp.	54,600	1,271,919
Mitsubishi UFJ Financial Group, Inc.	438,100	2,941,148
Nidec Corp.	45,500	2,341,391
Nippon Telegraph & Telephone Corp.	221,000	6,302,591
Recruit Holdings Co. Ltd.	93,100	2,914,214
Shin-Etsu Chemical Co. Ltd.	40,700	4,969,967
SMC Corp.	6,821	2,848,134
Sony Group Corp.	79,600	6,067,241
Sumitomo Mitsui Financial Group, Inc.	81,900	3,295,037
Tokio Marine Holdings, Inc.	243,900	5,210,288
Tokyo Electron Ltd.	11,600	3,408,413

		62,216,025

Netherlands — 6.6%
ASML Holding NV	14,092	7,683,693
ING Groep NV	306,624	3,735,038
Shell PLC	421,379	11,879,018

		23,297,749

Singapore — 2.2%
DBS Group Holdings Ltd.	301,900	7,641,573

South Africa — 1.2%
Anglo American PLC	106,201	4,158,819

South Korea — 1.6%
Delivery Hero SE, 144A*	30,320	1,455,050
Samsung Electronics Co. Ltd., GDR	3,629	4,019,875

		5,474,925

Spain — 1.9%
Iberdrola SA	574,131	6,702,120

Sweden — 3.9%
Assa Abloy AB (Class B Stock)	131,084	2,819,521
Atlas Copco AB (Class A Stock)	284,394	3,369,613
Svenska Handelsbanken AB (Class A Stock)	389,038	3,916,832
Volvo AB (Class B Stock)	204,670	3,697,077

		13,803,043

Switzerland — 1.2%
Lonza Group AG	6,292	3,088,588
Straumann Holding AG	9,836	1,127,906

		4,216,494

Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	35,620	2,653,334

United Kingdom — 8.2%
AstraZeneca PLC	73,017	9,880,615
Diageo PLC	163,502	7,156,789
Linde PLC	8,017	2,613,232
London Stock Exchange Group PLC	39,909	3,429,029
Persimmon PLC	11,117	163,005

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (cont’d.)
RELX PLC	198,554	$5,500,158

		28,742,828

United States — 10.4%
Ferguson PLC	29,788	3,739,701
Haleon PLC*	54,003	213,669
Nestle SA	117,731	13,599,041
Roche Holding AG	33,977	10,676,850
Schneider Electric SE	31,358	4,403,750
Stellantis NV	256,694	3,647,715

		36,280,726

TOTAL LONG-TERM INVESTMENTS (cost $322,864,655)		344,293,434

SHORT-TERM INVESTMENTS — 2.2%
AFFILIATED MUTUAL FUND — 1.1%
PGIM Institutional Money Market Fund (cost $3,811,468; includes $3,774,712 of cash collateral for securities on loan)(b)(wa)	3,814,268	3,812,362

UNAFFILIATED FUND — 1.1%
Dreyfus Government Cash Management (Institutional Shares)	3,895,733	3,895,733

(cost $3,895,733)
TOTAL SHORT-TERM INVESTMENTS (cost $7,707,201)		7,708,095

TOTAL INVESTMENTS—100.6% (cost $330,571,856)		352,001,529
Liabilities in excess of other assets — (0.6)%		(2,082,732)

NET ASSETS — 100.0%		$349,918,797

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,700,365; cash collateral of $3,774,712 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$10,707,591	$—
Austria	—	2,359,841	—
Belgium	—	4,409,043	—
Denmark	—	16,517,969	—
Finland	—	2,667,850	—
France	—	58,307,200	—

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Germany	$—	$34,027,411	$—
Hong Kong	—	16,282,859	—
India	3,826,034	—	—
Japan	—	62,216,025	—
Netherlands	—	23,297,749	—
Singapore	—	7,641,573	—
South Africa	—	4,158,819	—
South Korea	—	5,474,925	—
Spain	—	6,702,120	—
Sweden	—	13,803,043	—
Switzerland	—	4,216,494	—
Taiwan	2,653,334	—	—
United Kingdom	—	28,742,828	—
United States	—	36,280,726	—
Short-Term Investments
Affiliated Mutual Fund	3,812,362	—	—
Unaffiliated Fund	3,895,733	—	—

Total	$14,187,463	$337,814,066	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Banks	10.4%
Pharmaceuticals	9.3
Insurance	9.3
Oil, Gas & Consumable Fuels	7.4
Semiconductors & Semiconductor Equipment	4.7
Machinery	4.7
Beverages	4.4
Textiles, Apparel & Luxury Goods	4.2
Chemicals	4.0
Food Products	3.9
Metals & Mining	3.4
Capital Markets	3.2
Diversified Telecommunication Services	3.1
Professional Services	2.4
Building Products	2.1
Health Care Equipment & Supplies	2.0
Electrical Equipment	2.0
Electric Utilities	1.9
Household Durables	1.7
Electronic Equipment, Instruments & Components	1.7

Personal Products	1.6%
Independent Power & Renewable Electricity Producers	1.5
Construction & Engineering	1.5
Technology Hardware, Storage & Peripherals	1.2
IT Services	1.1
Auto Components	1.1
Unaffiliated Fund	1.1
Affiliated Mutual Fund (1.1% represents investments purchased with collateral from securities on loan)	1.1
Trading Companies & Distributors	1.1
Automobiles	1.0
Life Sciences Tools & Services	0.9
Aerospace & Defense	0.9
Internet & Direct Marketing Retail	0.4
Biotechnology	0.3

100.6
Liabilities in excess of other assets	(0.6)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$3,700,365	$(3,700,365)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

ASSETS
Investments at value, including securities on loan of $3,700,365:
Unaffiliated investments (cost $326,760,388)	$348,189,167
Affiliated investments (cost $3,811,468)	3,812,362
Foreign currency, at value (cost $160,956)	161,521
Receivable for investments sold	1,968,342
Tax reclaim receivable	1,242,501
Dividends receivable	154,107
Receivable from affiliate	5,152
Receivable for Portfolio shares sold	4,161
Prepaid expenses and other assets	8,769

Total Assets	355,546,082

LIABILITIES
Payable to broker for collateral for securities on loan	3,774,712
Payable for Portfolio shares purchased	712,283
Payable to custodian	621,000
Payable to affiliate	264,280
Management fee payable	124,034
Accrued expenses and other liabilities	117,844
Distribution fee payable	12,085
Affiliated transfer agent fee payable	537
Trustees’ fees payable	510

Total Liabilities	5,627,285

NET ASSETS	$349,918,797

Net assets were comprised of:
Partners’ Equity	$349,918,797

Net asset value and redemption price per share, $349,918,797 / 10,813,112 outstanding shares of beneficial interest	$32.36

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,352,275 foreign withholding tax, of which $128,366 is reimbursable by an affiliate)	$11,212,767
Income from securities lending, net (including affiliated income of $36,516)	83,571
Affiliated dividend income.	372

Total income	11,296,710

EXPENSES
Management fee	2,771,121
Distribution fee	977,182
Custodian and accounting fees	90,125
Legal fees and expenses	31,160
Audit fee	26,200
Trustees’ fees.	14,580
Shareholders’ reports	8,345
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Miscellaneous	60,007

Total expenses.	3,986,646

NET INVESTMENT INCOME (LOSS)	7,310,064

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $9,358)	7,831,419
Foreign currency transactions	(139,506)

7,691,913

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $894)	(124,711,824)
Foreign currencies.	(69,169)

(124,780,993)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(117,089,080)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(109,779,016)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$7,310,064	$7,074,810
Net realized gain (loss) on investment and foreign currency transactions	7,691,913	19,964,143
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(124,780,993)	25,366,919

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(109,779,016)	52,405,872

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,927,159 and 999,805 shares, respectively]	93,631,156	38,806,112
Portfolio shares purchased [4,848,392 and 1,440,633 shares, respectively]	(151,174,339)	(55,760,646)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(57,543,183)	(16,954,534)

TOTAL INCREASE (DECREASE)	(167,322,199)	35,451,338
NET ASSETS:
Beginning of year	517,240,996	481,789,658

End of year	$349,918,797	$517,240,996

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$40.62	$36.57	$32.34	$25.42		$30.80

Income (Loss) From Investment Operations:
Net investment income (loss)	0.62	0.55	0.26	0.50		0.58
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.88)	3.50	3.97	6.40		(5.98)

Total from investment operations	(8.26)	4.05	4.23	6.90		(5.40)

Capital Contributions	—	—	—	0.02	(b)(c)	0.02	(c)

Net Asset Value, end of year	$32.36	$40.62	$36.57	$32.34		$25.42

Total Return(d)	(20.33)%	11.07%	13.08%	27.22	%(e)	(17.47	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$350	$517	$482	$448		$358
Average net assets (in millions)	$391	$503	$395	$422		$448
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.02%	0.99%	1.04%	1.01%		1.01%
Expenses before waivers and/or expense reimbursement	1.02%	0.99%	1.04%	1.01%		1.01%
Net investment income (loss)	1.87%	1.41%	0.84%	1.72%		1.96%
Portfolio turnover rate(h)	36%	22%	58%	25%		31%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 27.14%.
(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (17.53)%.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST LARGE-CAP CORE PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 98.7%
COMMON STOCKS — 96.2%
Aerospace & Defense — 1.6%
General Dynamics Corp.	3,443	$854,243
Howmet Aerospace, Inc.	61,003	2,404,128
Lockheed Martin Corp.	2,679	1,303,307
Northrop Grumman Corp.	2,459	1,341,655

		5,903,333

Air Freight & Logistics — 0.2%
FedEx Corp.	4,436	768,315

Airlines — 0.6%
Alaska Air Group, Inc.*	14,450	620,483
Delta Air Lines, Inc.*	5,800	190,588
Frontier Group Holdings, Inc.*	3,550	36,458
JetBlue Airways Corp.*	6,300	40,824
Southwest Airlines Co.*	29,000	976,430
United Airlines Holdings, Inc.*	11,000	414,700

		2,279,483

Auto Components — 0.3%
BorgWarner, Inc.	22,900	921,725
Dana, Inc.	5,250	79,432

		1,001,157

Automobiles — 1.4%
Ford Motor Co.	47,303	550,134
General Motors Co.	34,400	1,157,216
Tesla, Inc.*	26,527	3,267,596

		4,974,946

Banks — 4.4%
Bank of America Corp.	103,218	3,418,580
Bar Harbor Bankshares	2,143	68,662
Citigroup, Inc.	31,360	1,418,413
Citizens Financial Group, Inc.	20,150	793,305
CNB Financial Corp.	3,766	89,593
JPMorgan Chase & Co.	29,741	3,988,268
M&T Bank Corp.	1,200	174,072
SmartFinancial, Inc.	2,339	64,323
Truist Financial Corp.	47,027	2,023,572
U.S. Bancorp	25,973	1,132,683
Wells Fargo & Co.	64,898	2,679,638

		15,851,109

Beverages — 2.7%
Coca-Cola Co. (The)	64,798	4,121,801
Constellation Brands, Inc. (Class A Stock)	2,450	567,787
Diageo PLC (United Kingdom)	32,004	1,400,875
PepsiCo, Inc.	12,972	2,343,522
Pernod Ricard SA (France)	6,960	1,369,190

		9,803,175

Biotechnology — 3.5%
AbbVie, Inc.	27,535	4,449,931
Amgen, Inc.	800	210,112
Catalyst Pharmaceuticals, Inc.*	7,000	130,200
Gilead Sciences, Inc.	13,031	1,118,711
Horizon Therapeutics PLC*	4,250	483,650

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (cont’d.)
Regeneron Pharmaceuticals, Inc.*	2,836	$2,046,146
Vertex Pharmaceuticals, Inc.*	14,207	4,102,698

		12,541,448

Building Products — 1.3%
Johnson Controls International PLC	33,882	2,168,448
Masco Corp.(a)	24,147	1,126,940
Trane Technologies PLC	8,462	1,422,378
UFP Industries, Inc.	1,400	110,950

		4,828,716

Capital Markets — 3.7%
Ameriprise Financial, Inc.	3,831	1,192,858
Bank of New York Mellon Corp. (The)	6,327	288,005
Charles Schwab Corp. (The)	24,158	2,011,395
Goldman Sachs Group, Inc. (The)	10,862	3,729,794
LPL Financial Holdings, Inc.	300	64,851
Morgan Stanley	25,981	2,208,905
Nasdaq, Inc.	33,589	2,060,685
S&P Global, Inc.	5,496	1,840,830

		13,397,323

Chemicals — 2.1%
Albemarle Corp.	3,800	824,068
DuPont de Nemours, Inc.(a)	19,857	1,362,786
Eastman Chemical Co.	9,971	812,038
International Flavors & Fragrances, Inc.	3,710	388,956
LyondellBasell Industries NV (Class A Stock)	14,741	1,223,945
PPG Industries, Inc.	15,362	1,931,618
Sherwin-Williams Co. (The)	3,496	829,706

		7,373,117

Communications Equipment — 0.7%
Arista Networks, Inc.*	4,700	570,345
Calix, Inc.*	2,000	136,860
Cisco Systems, Inc.	40,776	1,942,569

		2,649,774

Construction Materials — 0.4%
Eagle Materials, Inc.	2,393	317,910
Vulcan Materials Co.	5,650	989,372

		1,307,282

Consumer Finance — 0.1%
Capital One Financial Corp.	3,170	294,683

Containers & Packaging — 0.6%
Ball Corp.	7,460	381,504
Crown Holdings, Inc.	14,757	1,213,173
Westrock Co.	18,510	650,812

		2,245,489

Distributors — 0.1%
Genuine Parts Co.	900	156,159
LKQ Corp.	4,050	216,311

		372,470

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc. (Class B Stock)*	5,126	$1,583,421
Cannae Holdings, Inc.*	2,300	47,495

		1,630,916

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	67,177	1,236,728
Verizon Communications, Inc.	49,254	1,940,608

		3,177,336

Electric Utilities — 2.1%
American Electric Power Co., Inc.	12,447	1,181,843
Avangrid, Inc.(a)	6,900	296,562
Edison International	5,339	339,667
Exelon Corp.	21,581	932,947
NextEra Energy, Inc.	39,004	3,260,734
PG&E Corp.*	25,742	418,565
Xcel Energy, Inc.	13,300	932,463

		7,362,781

Electrical Equipment — 1.3%
AMETEK, Inc.	9,838	1,374,565
Atkore, Inc.*(a)	3,951	448,122
Eaton Corp. PLC	13,228	2,076,135
Encore Wire Corp.(a)	1,409	193,822
Hubbell, Inc.	3,150	739,242

		4,831,886

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. (Class A Stock)	1,600	121,824
Corning, Inc.	1,687	53,883
TE Connectivity Ltd. (Switzerland)	10,597	1,216,535

		1,392,242

Energy Equipment & Services — 1.0%
Baker Hughes Co.	63,586	1,877,695
Halliburton Co.	33,986	1,337,349
NexTier Oilfield Solutions, Inc.*	4,450	41,118
Schlumberger Ltd.	9,350	499,851

		3,756,013

Entertainment — 1.4%
Electronic Arts, Inc.	19,213	2,347,445
Live Nation Entertainment, Inc.*	2,200	153,428
Netflix, Inc.*	4,500	1,326,960
Walt Disney Co. (The)*	13,398	1,164,018

		4,991,851

Equity Real Estate Investment Trusts (REITs) — 2.4%
American Tower Corp.	8,953	1,896,783
Apple Hospitality REIT, Inc.	13,550	213,819
DiamondRock Hospitality Co.	12,300	100,737
Equinix, Inc.	2,162	1,416,175
Hudson Pacific Properties, Inc.	6,700	65,191
iStar, Inc.	19,450	148,404
Prologis, Inc.	23,636	2,664,486
Rayonier, Inc.(a)	23,466	773,439
SBA Communications Corp.	709	198,740

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Simon Property Group, Inc.	3,253	$382,162
Ventas, Inc.	10,450	470,772
Weyerhaeuser Co.	4,375	135,625

		8,466,333

Food & Staples Retailing — 0.8%
Albertson’s Cos., Inc. (Class A Stock)	32,158	666,957
Costco Wholesale Corp.	3,281	1,497,777
Kroger Co. (The)	11,390	507,766
Walmart, Inc.	1,600	226,864

		2,899,364

Food Products — 1.1%
Archer-Daniels-Midland Co.	9,777	907,794
Bunge Ltd.	3,936	392,695
Kraft Heinz Co. (The)	1,099	44,740
Mondelez International, Inc. (Class A Stock)	17,258	1,150,246
Pilgrim’s Pride Corp.*	14,450	342,899
Tyson Foods, Inc. (Class A Stock)	19,956	1,242,261

		4,080,635

Gas Utilities — 0.1%
UGI Corp.	4,950	183,497

Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	8,739	959,455
Baxter International, Inc.	7,758	395,425
Becton, Dickinson & Co.	7,941	2,019,396
Boston Scientific Corp.*	39,526	1,828,868
Dexcom, Inc.*	7,950	900,258
Intuitive Surgical, Inc.*	3,359	891,311
Medtronic PLC.	28,590	2,222,015
Zimmer Biomet Holdings, Inc.	3,150	401,625

		9,618,353

Health Care Providers & Services — 3.5%
Centene Corp.*	5,045	413,740
Cigna Corp.	10,779	3,571,514
CVS Health Corp.	15,657	1,459,076
Elevance Health, Inc.	212	108,750
Molina Healthcare, Inc.*	2,638	871,120
UnitedHealth Group, Inc.	11,488	6,090,708

		12,514,908

Hotels, Restaurants & Leisure — 1.7%
Booking Holdings, Inc.*	190	382,903
Chipotle Mexican Grill, Inc.*	130	180,374
Hilton Worldwide Holdings, Inc.	3,538	447,062
Las Vegas Sands Corp.*	4,150	199,490
Marriott International, Inc. (Class A Stock)	11,375	1,693,624
McDonald’s Corp.	7,959	2,097,435
Starbucks Corp.	10,150	1,006,880

		6,007,768

Household Products — 1.0%
Colgate-Palmolive Co.	16,299	1,284,198
Kimberly-Clark Corp.	12,497	1,696,468

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Household Products (cont’d.)
Procter & Gamble Co. (The)	3,323	$503,634

		3,484,300

Independent Power & Renewable Electricity Producers — 0.4%
AES Corp. (The)	24,111	693,432
Vistra Corp.	23,950	555,640

		1,249,072

Industrial Conglomerates — 1.2%
3M Co.	9,850	1,181,212
Honeywell International, Inc.	14,962	3,206,357

		4,387,569

Insurance — 1.7%
American International Group, Inc.	13,533	855,827
Chubb Ltd.	10,200	2,250,120
Hartford Financial Services Group, Inc. (The)	3,207	243,187
Progressive Corp. (The)	11,638	1,509,565
Reinsurance Group of America, Inc.	623	88,522
Willis Towers Watson PLC(a)	4,204	1,028,214

		5,975,435

Interactive Media & Services — 4.7%
Alphabet, Inc. (Class A Stock)*	125,717	11,092,011
Alphabet, Inc. (Class C Stock)*	43,509	3,860,553
Meta Platforms, Inc. (Class A Stock)*	16,829	2,025,202

		16,977,766

Internet & Direct Marketing Retail — 1.9%
Amazon.com, Inc.*	76,467	6,423,228
Duluth Holdings, Inc. (Class B Stock)*(a)	41,303	255,253
Qurate Retail, Inc. (Class A Stock)*(a)	20,600	33,578

		6,712,059

IT Services — 4.8%
Accenture PLC (Class A Stock)	1,407	375,444
Amdocs Ltd.	21,734	1,975,621
Automatic Data Processing, Inc.	4,540	1,084,424
EPAM Systems, Inc.*	300	98,322
Fidelity National Information Services, Inc.	20,798	1,411,144
Fiserv, Inc.*	16,212	1,638,547
International Business Machines Corp.	2,273	320,243
Mastercard, Inc. (Class A Stock)	18,679	6,495,249
Visa, Inc. (Class A Stock)(a)	17,806	3,699,374

		17,098,368

Life Sciences Tools & Services — 1.9%
Avantor, Inc.*	7,600	160,284
Danaher Corp.	6,373	1,691,521
ICON PLC*	8,179	1,588,771
Illumina, Inc.*	2,314	467,891
IQVIA Holdings, Inc.*	175	35,856
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	22,951	328,429
Sotera Health Co.*	5,300	44,149

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services (cont’d.)
Thermo Fisher Scientific, Inc.	4,403	$2,424,688

		6,741,589

Machinery — 1.4%
Caterpillar, Inc.	2,150	515,054
Deere & Co.	4,274	1,832,520
Fortive Corp.	18,438	1,184,642
PACCAR, Inc.	13,194	1,305,810

		4,838,026

Media — 0.7%
Cable One, Inc.	627	446,336
Comcast Corp. (Class A Stock)	56,006	1,958,530

		2,404,866

Metals & Mining — 0.0%
Steel Dynamics, Inc.	603	58,913

Multiline Retail — 1.3%
Dollar General Corp.	12,191	3,002,034
Target Corp.	11,329	1,688,474

		4,690,508

Multi-Utilities — 0.4%
DTE Energy Co.	3,950	464,243
Sempra Energy	6,200	958,148

		1,422,391

Oil, Gas & Consumable Fuels — 3.9%
Chevron Corp.	7,662	1,375,252
ConocoPhillips	51,432	6,068,976
CONSOL Energy, Inc.	16,400	1,066,000
Diamondback Energy, Inc.	1,300	177,814
Exxon Mobil Corp.	16,395	1,808,368
Marathon Petroleum Corp.	8,597	1,000,605
Pioneer Natural Resources Co.	5,222	1,192,653
Valero Energy Corp.	10,200	1,293,972

		13,983,640

Pharmaceuticals — 4.6%
Bristol-Myers Squibb Co.	38,846	2,794,970
Eli Lilly & Co.	4,840	1,770,666
Jazz Pharmaceuticals PLC*	900	143,379
Johnson & Johnson	21,814	3,853,443
Merck & Co., Inc.	42,328	4,696,291
Pfizer, Inc.	41,389	2,120,772
Zoetis, Inc.	6,894	1,010,316

		16,389,837

Professional Services — 0.4%
CoStar Group, Inc.*	7,800	602,784
Leidos Holdings, Inc.	8,743	919,676

		1,522,460

Road & Rail — 1.2%
Canadian Pacific Railway Ltd. (Canada)(a)	16,946	1,264,002
Norfolk Southern Corp.	6,788	1,672,699
Old Dominion Freight Line, Inc.	1,285	364,657

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Road & Rail (cont’d.)
Uber Technologies, Inc.*	45,327	$1,120,937

		4,422,295

Semiconductors & Semiconductor Equipment — 4.4%
Advanced Micro Devices, Inc.*	15,619	1,011,643
Analog Devices, Inc.	8,370	1,372,931
ASML Holding NV (Netherlands)	1,186	648,030
Broadcom, Inc.	3,732	2,086,673
Enphase Energy, Inc.*	4,100	1,086,336
Intel Corp.	55,304	1,461,685
Microchip Technology, Inc.	16,597	1,165,939
NVIDIA Corp.	5,730	837,382
NXP Semiconductors NV (China)	18,857	2,979,972
Photronics, Inc.*	24,750	416,543
QUALCOMM, Inc.	3,655	401,831
Teradyne, Inc.	7,949	694,345
Texas Instruments, Inc.	10,193	1,684,087

		15,847,397

Software — 9.1%
Adobe, Inc.*	8,618	2,900,216
Check Point Software Technologies Ltd. (Israel)*	10,381	1,309,667
Intuit, Inc.	2,183	849,667
Microsoft Corp.	89,925	21,565,812
Oracle Corp.	11,960	977,610
Paycom Software, Inc.*	3,450	1,070,570
Roper Technologies, Inc.	2,868	1,239,234
Salesforce, Inc.*	11,681	1,548,784
Synopsys, Inc.*	3,838	1,225,435

		32,686,995

Specialty Retail — 1.8%
Bath & Body Works, Inc.	4,350	183,309
Best Buy Co., Inc.	3,050	244,640
Chico’s FAS, Inc.*(a)	10,250	50,430
Home Depot, Inc. (The)	7,704	2,433,385
Lowe’s Cos., Inc.	5,809	1,157,385
O’Reilly Automotive, Inc.*	60	50,642
Ross Stores, Inc.	600	69,642
TJX Cos., Inc. (The)	11,926	949,310
Tractor Supply Co.	4,880	1,097,854
Ulta Beauty, Inc.*	300	140,721

		6,377,318

Technology Hardware, Storage & Peripherals — 4.2%
Apple, Inc.	106,638	13,855,475
Hewlett Packard Enterprise Co.	55,200	880,992
Pure Storage, Inc. (Class A Stock)*	9,150	244,854

		14,981,321

Textiles, Apparel & Luxury Goods — 0.9%
Lululemon Athletica, Inc.*	2,650	849,007
LVMH Moet Hennessy Louis Vuitton SE (France)	2,062	1,500,503
NIKE, Inc. (Class B Stock)	8,963	1,048,761

		3,398,271

		Shares	Value
COMMON STOCKS (continued)
Tobacco — 0.2%
Altria Group, Inc.		2,000	$91,420
Philip Morris International, Inc.		6,400	647,744

			739,164

Trading Companies & Distributors — 0.3%
Boise Cascade Co.		3,658	251,195
GMS, Inc.*		5,700	283,860
Veritiv Corp.		1,850	225,164
W.W. Grainger, Inc.		450	250,312

			1,010,531

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.*		5,200	728,000

TOTAL COMMON STOCKS (cost $362,739,207)			344,633,794

EXCHANGE-TRADED FUNDS — 2.5%
iShares Core S&P 500 ETF		12,557	4,824,525
SPDR S&P 500 ETF Trust		8,184	3,129,807
Vanguard Dividend Appreciation ETF		7,790	1,182,912

TOTAL EXCHANGE-TRADED FUNDS (cost $10,352,648)			9,137,244

TOTAL LONG-TERM INVESTMENTS (cost $373,091,855)			353,771,038

SHORT-TERM INVESTMENTS — 2.1%
AFFILIATED MUTUAL FUND — 1.9%
PGIM Institutional Money Market Fund (cost $6,628,025; includes $6,606,357 of cash collateral for securities on loan)(b)(wa)		6,632,785	6,629,469

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
4.256%	03/16/23	360	356,946

(cost$356,887)

		Shares
UNAFFILIATED FUND — 0.1%
Dreyfus Government Cash Management (Institutional Shares)		516,549	516,549

(cost $516,549)
TOTAL SHORT-TERM INVESTMENTS (cost $7,501,461)			7,502,964

TOTAL INVESTMENTS—100.8% (cost $380,593,316)			361,274,002
Liabilities in excess of other assets(z) — (0.8)%			(2,934,851)

NET ASSETS — 100.0%			$358,339,151

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,448,992; cash collateral of $6,606,357 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
15	S&P 500 E-Mini Index	Mar. 2023	$2,895,750	$(23,155)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
GS	$—	$356,946

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$5,903,333	$—	$—
Air Freight & Logistics	768,315	—	—
Airlines	2,279,483	—	—
Auto Components	1,001,157	—	—
Automobiles	4,974,946	—	—
Banks	15,851,109	—	—
Beverages	7,033,110	2,770,065	—
Biotechnology	12,541,448	—	—
Building Products	4,828,716	—	—
Capital Markets	13,397,323	—	—
Chemicals	7,373,117	—	—
Communications Equipment	2,649,774	—	—
Construction Materials	1,307,282	—	—
Consumer Finance	294,683	—	—
Containers & Packaging	2,245,489	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Distributors	$372,470	$—	$—
Diversified Financial Services	1,630,916	—	—
Diversified Telecommunication Services	3,177,336	—	—
Electric Utilities	7,362,781	—	—
Electrical Equipment	4,831,886	—	—
Electronic Equipment, Instruments & Components	1,392,242	—	—
Energy Equipment & Services	3,756,013	—	—
Entertainment	4,991,851	—	—
Equity Real Estate Investment Trusts (REITs)	8,466,333	—	—
Food & Staples Retailing	2,899,364	—	—
Food Products	4,080,635	—	—
Gas Utilities	183,497	—	—
Health Care Equipment & Supplies	9,618,353	—	—
Health Care Providers & Services	12,514,908	—	—
Hotels, Restaurants & Leisure	6,007,768	—	—
Household Products	3,484,300	—	—
Independent Power & Renewable Electricity Producers	1,249,072	—	—
Industrial Conglomerates	4,387,569	—	—
Insurance	5,975,435	—	—
Interactive Media & Services	16,977,766	—	—
Internet & Direct Marketing Retail	6,712,059	—	—
IT Services	17,098,368	—	—
Life Sciences Tools & Services	6,741,589	—	—
Machinery	4,838,026	—	—
Media	2,404,866	—	—
Metals & Mining	58,913	—	—
Multiline Retail	4,690,508	—	—
Multi-Utilities	1,422,391	—	—
Oil, Gas & Consumable Fuels	13,983,640	—	—
Pharmaceuticals	16,389,837	—	—
Professional Services	1,522,460	—	—
Road & Rail	4,422,295	—	—
Semiconductors & Semiconductor Equipment	15,847,397	—	—
Software	32,686,995	—	—
Specialty Retail	6,377,318	—	—
Technology Hardware, Storage & Peripherals	14,981,321	—	—
Textiles, Apparel & Luxury Goods	1,897,768	1,500,503	—
Tobacco	739,164	—	—
Trading Companies & Distributors	1,010,531	—	—
Wireless Telecommunication Services	728,000	—	—
Exchange-Traded Funds	9,137,244	—	—
Short-Term Investments
Affiliated Mutual Fund	6,629,469	—	—
U.S. Treasury Obligation	—	356,946	—
Unaffiliated Fund	516,549	—	—

Total	$356,646,488	$4,627,514	$—

Other Financial Instruments*
Liabilities
Futures Contracts	$(23,155)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Software	9.1%
IT Services	4.8
Interactive Media & Services	4.7
Pharmaceuticals	4.6
Banks	4.4
Semiconductors & Semiconductor Equipment	4.4
Technology Hardware, Storage & Peripherals	4.2
Oil, Gas & Consumable Fuels	3.9
Capital Markets	3.7
Biotechnology	3.5
Health Care Providers & Services	3.5
Beverages	2.7
Health Care Equipment & Supplies	2.7
Exchange-Traded Funds	2.5
Equity Real Estate Investment Trusts (REITs)	2.4
Chemicals	2.1
Electric Utilities	2.1
Life Sciences Tools & Services	1.9
Internet & Direct Marketing Retail	1.9
Affiliated Mutual Fund (1.8% represents investments purchased with collateral from securities on loan)	1.9
Specialty Retail	1.8
Hotels, Restaurants & Leisure	1.7
Insurance	1.7
Aerospace & Defense	1.6
Entertainment	1.4
Automobiles	1.4
Machinery	1.4
Electrical Equipment	1.3
Building Products	1.3
Multiline Retail	1.3
Road & Rail	1.2
Industrial Conglomerates	1.2

Food Products	1.1%
Energy Equipment & Services	1.0
Household Products	1.0
Textiles, Apparel & Luxury Goods	0.9
Diversified Telecommunication Services	0.9
Food & Staples Retailing	0.8
Communications Equipment	0.7
Media	0.7
Airlines	0.6
Containers & Packaging	0.6
Diversified Financial Services	0.5
Professional Services	0.4
Multi-Utilities	0.4
Electronic Equipment, Instruments & Components	0.4
Construction Materials	0.4
Independent Power & Renewable Electricity Producers	0.4
Trading Companies & Distributors	0.3
Auto Components	0.3
Air Freight & Logistics	0.2
Tobacco	0.2
Wireless Telecommunication Services	0.2
Unaffiliated Fund	0.1
Distributors	0.1
U.S. Treasury Obligation	0.1
Consumer Finance	0.1
Gas Utilities	0.1
Metals & Mining	0.0 *

100.8
Liabilities in excess of other assets	(0.8)

100.0%

*  Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	—	$—	Due from/to broker-variation margin futures	$23,155	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(1,239,513)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(50,816)

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$4,566,973

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$6,448,992	$(6,448,992)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $6,448,992:
Unaffiliated investments (cost $373,965,291)	$354,644,533
Affiliated investments (cost $6,628,025)	6,629,469
Receivable for investments sold	3,961,603
Dividends receivable	631,590
Tax reclaim receivable	230,249
Receivable from affiliate	240
Prepaid expenses and other assets	6,263

Total Assets	366,103,947

LIABILITIES
Payable to broker for collateral for securities on loan	6,606,357
Payable for investments purchased	474,439
Payable for Portfolio shares purchased	193,844
Loan payable	160,000
Accrued expenses and other liabilities	116,829
Payable to affiliate	105,285
Management fee payable	84,120
Distribution fee payable	12,270
Due to broker-variation margin futures	8,063
Payable to custodian	2,541
Affiliated transfer agent fee payable	537
Trustees’ fees payable	511

Total Liabilities	7,764,796

NET ASSETS	$358,339,151

Net assets were comprised of:
Partners’ Equity.	$358,339,151

Net asset value and redemption price per share, $358,339,151 / 14,053,833 outstanding shares of beneficial interest	$25.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $17,843 foreign withholding tax, of which $1,374 is reimbursable by an affiliate)	$7,825,130
Interest income	17,893
Income from securities lending, net (including affiliated income of $6,926)	6,960
Affiliated dividend income	189

Total income	7,850,172

EXPENSES
Management fee	2,737,176
Distribution fee	1,182,173
Custodian and accounting fees	135,043
Audit fee	33,700
Legal fees and expenses	22,845
Trustees’ fees	15,471
Shareholders’ reports	8,406
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Miscellaneous	47,736

Total expenses	4,190,476
Less: Fee waiver and/or expense reimbursement	(402,527)

Net expenses	3,787,949

NET INVESTMENT INCOME (LOSS)	4,062,223

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(334))	12,687,844
In-kind transactions(1)	22,473,373
Futures transactions	(1,239,513)
Foreign currency transactions	(5,823)

33,915,881

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,444)	(145,658,089)
Futures	(50,816)
Foreign currencies	35

(145,708,870)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(111,792,989)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(107,730,766)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$4,062,223	$11,510,274
Net realized gain (loss) on investment and foreign currency transactions	33,915,881	1,160,065,391
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(145,708,870)	(612,333,895)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(107,730,766)	559,241,770

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,874,206 and 217,720 shares, respectively]	79,152,138	5,957,168
Portfolio shares issued in merger [0 and 15,825,235 shares, respectively]	—	460,989,107
Portfolio shares purchased [13,208,041 and 141,855,616 shares, respectively]	(362,243,537)	(3,886,614,864)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(283,091,399)	(3,419,668,589)

TOTAL INCREASE (DECREASE)	(390,822,165)	(2,860,426,819)
NET ASSETS:
Beginning of year	749,161,316	3,609,588,135

End of year	$358,339,151	$749,161,316

(1) See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$30.72	$24.03	$21.62	$17.27		$18.60

Income (Loss) From Investment Operations:
Net investment income (loss)	0.23	0.16	0.20	0.25		0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.45)	6.53	2.21	4.10		(1.52)

Total from investment operations	(5.22)	6.69	2.41	4.35		(1.33)

Capital Contributions	—	—	—	—	(b)(c)	—	(c)(d)

Net Asset Value, end of year	$25.50	$30.72	$24.03	$21.62		$17.27

Total Return(e)	(16.99)%	27.84%	11.15%	25.19	%(f)	(7.15	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$358	$749	$3,610	$2,113		$2,110
Average net assets (in millions)	$473	$1,854	$2,675	$2,211		$2,535
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.81%	0.81%		0.81%
Expenses before waivers and/or expense reimbursement	0.89%	0.83%	0.82%	0.83%		0.82%
Net investment income (loss)	0.86%	0.62%	0.96%	1.26%		0.98%
Portfolio turnover rate(h)	58%	48%	127%	93%		82%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST LARGE-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENTS — 98.1%
COMMON STOCKS — 95.0%
Aerospace & Defense — 0.9%
Northrop Grumman Corp.	12,700	$6,929,247
Raytheon Technologies Corp.	291,575	29,425,749

		36,354,996

Air Freight & Logistics — 0.7%
United Parcel Service, Inc. (Class B Stock)	158,428	27,541,124

Auto Components — 0.4%
Aptiv PLC*	160,812	14,976,422

Automobiles — 1.0%
Rivian Automotive, Inc. (Class A Stock)*(a)	745,933	13,747,545
Tesla, Inc.*	243,524	29,997,287

		43,744,832

Beverages — 1.0%
Monster Beverage Corp.*	418,173	42,457,105

Biotechnology — 1.2%
Regeneron Pharmaceuticals, Inc.*	12,954	9,346,181
Vertex Pharmaceuticals, Inc.*	141,343	40,817,032

		50,163,213

Building Products — 0.3%
Johnson Controls International PLC	206,362	13,207,168

Capital Markets — 2.6%
Charles Schwab Corp. (The)	201,778	16,800,036
CME Group, Inc.	51,111	8,594,826
Goldman Sachs Group, Inc. (The)	37,950	13,031,271
KKR & Co., Inc.	97,236	4,513,695
MSCI, Inc.	49,330	22,946,836
S&P Global, Inc.	129,160	43,260,851

		109,147,515

Chemicals — 1.4%
Air Products & Chemicals, Inc.	50,845	15,673,480
Linde PLC (United Kingdom)	15,159	4,944,563
Sherwin-Williams Co. (The)	153,101	36,335,460

		56,953,503

Communications Equipment — 0.3%
Arista Networks, Inc.*	103,623	12,574,651

Construction Materials — 0.6%
Martin Marietta Materials, Inc.	9,427	3,186,043
Vulcan Materials Co.	120,094	21,029,661

		24,215,704

Consumer Finance — 0.1%
American Express Co.	19,820	2,928,405

Electrical Equipment — 1.2%
AMETEK, Inc.	104,104	14,545,411
Eaton Corp. PLC	199,864	31,368,655
Rockwell Automation, Inc.	12,898	3,322,138

		49,236,204

	Shares	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp. (Class A Stock)	259,205	$19,735,869

Energy Equipment & Services — 0.5%
Schlumberger Ltd.	359,642	19,226,461

Entertainment — 2.3%
Electronic Arts, Inc.	88,699	10,837,244
Live Nation Entertainment, Inc.*(a)	73,102	5,098,134
Netflix, Inc.*	203,790	60,093,595
ROBLOX Corp. (Class A Stock)*(a)	125,868	3,582,203
Sea Ltd. (Singapore), ADR*(a)	133,058	6,923,008
Spotify Technology SA*	64,613	5,101,196
Take-Two Interactive Software, Inc.*	37,864	3,942,778

		95,578,158

Equity Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp.	133,458	28,274,412
Equinix, Inc.	29,785	19,510,068

		47,784,480

Food & Staples Retailing — 0.5%
Costco Wholesale Corp.	44,293	20,219,755

Health Care Equipment & Supplies — 6.1%
Abbott Laboratories	245,514	26,954,982
Alcon, Inc. (Switzerland)(a)	352,562	24,168,125
Becton, Dickinson & Co.	98,049	24,933,861
Boston Scientific Corp.*	481,135	22,262,116
Dexcom, Inc.*	292,680	33,143,083
Insulet Corp.*	26,296	7,741,279
Intuitive Surgical, Inc.*	226,131	60,003,861
STERIS PLC	27,848	5,143,247
Stryker Corp.	189,695	46,378,531

		250,729,085

Health Care Providers & Services — 5.1%
Cigna Corp.	119,294	39,526,874
Humana, Inc.	25,898	13,264,697
UnitedHealth Group, Inc.	298,953	158,498,901

		211,290,472

Health Care Technology — 0.0%
Veeva Systems, Inc. (Class A Stock)*	6,764	1,091,574

Hotels, Restaurants & Leisure — 1.7%
Airbnb, Inc. (Class A Stock)*	80,603	6,891,556
Booking Holdings, Inc.*	6,211	12,516,904
Chipotle Mexican Grill, Inc.*	14,622	20,287,879
Hilton Worldwide Holdings, Inc.	97,311	12,296,218
Marriott International, Inc. (Class A Stock)	74,355	11,070,716
McDonald’s Corp.	29,419	7,752,789

		70,816,062

Household Products — 0.3%
Colgate-Palmolive Co.	164,390	12,952,288

Insurance — 1.0%
Aon PLC (Class A Stock)	64,109	19,241,675
Arthur J. Gallagher & Co.	29,407	5,544,396

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST LARGE-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
Marsh & McLennan Cos., Inc.	100,700	$16,663,836

		41,449,907

Interactive Media & Services — 5.6%
Alphabet, Inc. (Class A Stock)*	1,632,631	144,047,033
Alphabet, Inc. (Class C Stock)*	454,264	40,306,845
IAC, Inc.*	56,914	2,526,982
Match Group, Inc.*	157,701	6,543,014
Meta Platforms, Inc. (Class A Stock)*	308,380	37,110,449
ZoomInfo Technologies, Inc.*	120,503	3,628,345

		234,162,668

Internet & Direct Marketing Retail — 5.6%
Amazon.com, Inc.*	2,539,762	213,340,008
Coupang, Inc. (South Korea)*	344,954	5,074,273
MercadoLibre, Inc. (Brazil)*	14,835	12,553,971

		230,968,252

IT Services — 8.9%
Accenture PLC (Class A Stock)	32,286	8,615,196
Adyen NV (Netherlands), 144A*	7,692	10,678,418
Affirm Holdings, Inc.*(a)	109,034	1,054,359
Block, Inc.*	48,914	3,073,756
Fiserv, Inc.*	315,282	31,865,552
Gartner, Inc.*	25,965	8,727,875
Global Payments, Inc.	113,074	11,230,510
Mastercard, Inc. (Class A Stock)	290,148	100,893,164
MongoDB, Inc.*(a)	24,635	4,849,153
PayPal Holdings, Inc.*	289,419	20,612,421
Snowflake, Inc. (Class A Stock)*	73,051	10,485,740
Visa, Inc. (Class A Stock)(a)	752,551	156,349,996

		368,436,140

Leisure Products — 0.1%
Peloton Interactive, Inc. (Class A Stock)*(a)	450,636	3,578,050

Life Sciences Tools & Services — 3.1%
Agilent Technologies, Inc.	27,705	4,146,053
Avantor, Inc.*	307,774	6,490,954
Danaher Corp.	149,728	39,740,806
ICON PLC*	49,577	9,630,332
Illumina, Inc.*	9,292	1,878,842
Thermo Fisher Scientific, Inc.	121,369	66,836,695

		128,723,682

Machinery — 0.3%
Ingersoll Rand, Inc.	248,996	13,010,041

Media — 0.2%
Trade Desk, Inc. (The) (Class A Stock)*	210,979	9,458,189

Multiline Retail — 0.5%
Dollar General Corp.	62,180	15,311,825
Dollar Tree, Inc.*	36,247	5,126,776

		20,438,601

Oil, Gas & Consumable Fuels — 0.3%
EOG Resources, Inc.	45,581	5,903,651

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Hess Corp.	48,257	$6,843,808

		12,747,459

Personal Products — 1.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	196,913	48,856,084

Pharmaceuticals — 2.8%
Daiichi Sankyo Co. Ltd. (Japan), ADR	154,640	4,977,862
Eli Lilly & Co.	147,128	53,825,307
Novo Nordisk A/S (Denmark), ADR	120,220	16,270,575
Zoetis, Inc.	281,301	41,224,661

		116,298,405

Professional Services — 1.1%
CoStar Group, Inc.*	174,365	13,474,927
Equifax, Inc.	37,243	7,238,549
TransUnion	86,990	4,936,683
Verisk Analytics, Inc.	105,134	18,547,740

		44,197,899

Road & Rail — 1.0%
Canadian Pacific Railway Ltd. (Canada)(a)	139,785	10,426,563
Old Dominion Freight Line, Inc.	12,839	3,643,452
Uber Technologies, Inc.*	1,148,059	28,391,499

		42,461,514

Semiconductors & Semiconductor Equipment — 5.6%
Advanced Micro Devices, Inc.*	92,170	5,969,851
Applied Materials, Inc.	36,482	3,552,617
ASML Holding NV (Netherlands)(a)	119,683	65,394,791
Broadcom, Inc.	35,596	19,902,792
Enphase Energy, Inc.*	8,768	2,323,169
Intel Corp.	331,537	8,762,523
Lam Research Corp.	20,698	8,699,369
NVIDIA Corp.	798,471	116,688,552

		231,293,664

Software — 16.6%
Adobe, Inc.*	167,160	56,254,355
Atlassian Corp. (Class A Stock)*(a)	205,464	26,439,108
Autodesk, Inc.*	19,716	3,684,329
Black Knight, Inc.*	47,121	2,909,722
Cadence Design Systems, Inc.*	124,780	20,044,659
Crowdstrike Holdings, Inc. (Class A Stock)*	59,453	6,259,806
Fortinet, Inc.*	66,229	3,237,936
HashiCorp, Inc. (Class A Stock)*(a)	33,888	926,498
HubSpot, Inc.*	11,149	3,223,510
Intuit, Inc.	157,009	61,111,043
Microsoft Corp.	1,539,810	369,277,233
Palo Alto Networks, Inc.*	176,365	24,609,972
Salesforce, Inc.*	327,240	43,388,752
ServiceNow, Inc.*	64,949	25,217,748
Splunk, Inc.*	172,191	14,823,923
Synopsys, Inc.*	14,869	4,747,523
Unity Software, Inc.*(a)	122,929	3,514,540

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST LARGE-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Software (cont’d.)
Workday, Inc. (Class A Stock)*	93,263	$15,605,698

		685,276,355

Specialty Retail — 2.4%
Advance Auto Parts, Inc.(a)	93,738	13,782,298
Home Depot, Inc. (The)	49,904	15,762,677
O’Reilly Automotive, Inc.*	24,639	20,796,055
Ross Stores, Inc.	203,103	23,574,165
TJX Cos., Inc. (The)	179,706	14,304,598
Tractor Supply Co.	28,488	6,408,945
Ulta Beauty, Inc.*	7,807	3,662,030

		98,290,768

Technology Hardware, Storage & Peripherals — 5.3%
Apple, Inc.	1,679,414	218,206,261

Textiles, Apparel & Luxury Goods — 2.6%
Lululemon Athletica, Inc.*	80,400	25,758,552
LVMH Moet Hennessy Louis Vuitton SE (France)	53,065	38,615,044
NIKE, Inc. (Class B Stock)	376,510	44,055,435

		108,429,031

Trading Companies & Distributors — 0.7%
W.W. Grainger, Inc.(a)	53,653	29,844,481

Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc.*	83,963	11,754,820

TOTAL COMMON STOCKS (cost $3,467,401,592)		3,930,807,317

EXCHANGE-TRADED FUNDS — 2.9%
iShares Core S&P 500 ETF	94,577	36,337,429
iShares MSCI USA Value Factor ETF	410,353	37,399,572
SPDR Portfolio S&P 500 Growth ETF	204,512	10,362,623
Vanguard Dividend Appreciation ETF	168,480	25,583,688
Vanguard Russell 1000 Growth ETF	189,837	10,463,816

TOTAL EXCHANGE-TRADED FUNDS (cost $119,060,650)		120,147,128

PREFERRED STOCK — 0.2%
Automobiles
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC)*	54,387	5,488,385

(cost $4,382,158)

TOTAL LONG-TERM INVESTMENTS (cost $3,590,844,400)		4,056,442,830

	Shares	Value

SHORT-TERM INVESTMENTS — 7.5%
AFFILIATED MUTUAL FUND — 5.9%
PGIM Institutional Money Market Fund (cost $243,345,238; includes $242,601,165 of cash collateral for securities on loan)(b)(wa)	243,488,554	$243,366,810

UNAFFILIATED FUNDS — 1.6%
Dreyfus Government Cash Management (Institutional Shares)	44,472,916	44,472,916
Fidelity Investments Money Market Funds - Treasury Only Portfolio (Institutional Shares)	22,295,466	22,295,466

TOTAL UNAFFILIATED FUNDS (cost $66,768,382)		66,768,382

TOTAL SHORT-TERM INVESTMENTS (cost $310,113,620)		310,135,192

TOTAL INVESTMENTS—105.6% (cost $3,900,958,020)		4,366,578,022
Liabilities in excess of other assets — (5.6)%		(229,824,747)

NET ASSETS — 100.0%		$4,136,753,275

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $236,811,736; cash collateral of $242,601,165 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST LARGE-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$36,354,996	$—	$—
Air Freight & Logistics	27,541,124	—	—
Auto Components	14,976,422	—	—
Automobiles	43,744,832	—	—
Beverages	42,457,105	—	—
Biotechnology	50,163,213	—	—
Building Products	13,207,168	—	—
Capital Markets	109,147,515	—	—
Chemicals	56,953,503	—	—
Communications Equipment	12,574,651	—	—
Construction Materials	24,215,704	—	—
Consumer Finance	2,928,405	—	—
Electrical Equipment	49,236,204	—	—
Electronic Equipment, Instruments & Components	19,735,869	—	—
Energy Equipment & Services	19,226,461	—	—
Entertainment	95,578,158	—	—
Equity Real Estate Investment Trusts (REITs)	47,784,480	—	—
Food & Staples Retailing	20,219,755	—	—
Health Care Equipment & Supplies	250,729,085	—	—
Health Care Providers & Services	211,290,472	—	—
Health Care Technology	1,091,574	—	—
Hotels, Restaurants & Leisure	70,816,062	—	—
Household Products	12,952,288	—	—
Insurance	41,449,907	—	—
Interactive Media & Services	234,162,668	—	—
Internet & Direct Marketing Retail	230,968,252	—	—
IT Services	357,757,722	10,678,418	—
Leisure Products	3,578,050	—	—
Life Sciences Tools & Services	128,723,682	—	—
Machinery	13,010,041	—	—
Media	9,458,189	—	—
Multiline Retail	20,438,601	—	—
Oil, Gas & Consumable Fuels	12,747,459	—	—
Personal Products	48,856,084	—	—
Pharmaceuticals	116,298,405	—	—
Professional Services	44,197,899	—	—
Road & Rail	42,461,514	—	—
Semiconductors & Semiconductor Equipment	231,293,664	—	—
Software	685,276,355	—	—
Specialty Retail	98,290,768	—	—
Technology Hardware, Storage & Peripherals	218,206,261	—	—
Textiles, Apparel & Luxury Goods	69,813,987	38,615,044	—
Trading Companies & Distributors	29,844,481	—	—
Wireless Telecommunication Services	11,754,820	—	—
Exchange-Traded Funds	120,147,128	—	—
Preferred Stock
Automobiles	—	5,488,385	—
Short-Term Investments
Affiliated Mutual Fund	243,366,810	—	—
Unaffiliated Funds	66,768,382	—	—

Total	$4,311,796,175	$54,781,847	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST LARGE-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Software	16.6%
IT Services	8.9
Health Care Equipment & Supplies	6.1
Affiliated Mutual Fund (5.9% represents investments purchased with collateral from securities on loan)	5.9
Interactive Media & Services	5.6
Semiconductors & Semiconductor Equipment	5.6
Internet & Direct Marketing Retail	5.6
Technology Hardware, Storage & Peripherals	5.3
Health Care Providers & Services	5.1
Life Sciences Tools & Services	3.1
Exchange-Traded Funds	2.9
Pharmaceuticals	2.8
Capital Markets	2.6
Textiles, Apparel & Luxury Goods	2.6
Specialty Retail	2.4
Entertainment	2.3
Hotels, Restaurants & Leisure	1.7
Unaffiliated Funds	1.6
Chemicals	1.4
Biotechnology	1.2
Electrical Equipment	1.2
Automobiles	1.2
Personal Products	1.2
Equity Real Estate Investment Trusts (REITs)	1.1
Professional Services	1.1
Road & Rail	1.0

Beverages	1.0%
Insurance	1.0
Aerospace & Defense	0.9
Trading Companies & Distributors	0.7
Air Freight & Logistics	0.7
Construction Materials	0.6
Multiline Retail	0.5
Food & Staples Retailing	0.5
Electronic Equipment, Instruments & Components	0.5
Energy Equipment & Services	0.5
Auto Components	0.4
Building Products	0.3
Machinery	0.3
Household Products	0.3
Oil, Gas & Consumable Fuels	0.3
Communications Equipment	0.3
Wireless Telecommunication Services	0.3
Media	0.2
Leisure Products	0.1
Consumer Finance	0.1
Health Care Technology	0.0 *

105.6
Liabilities in excess of other assets	(5.6)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$236,811,736	$(236,811,736)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $236,811,736:
Unaffiliated investments (cost $3,657,612,782)	$4,123,211,212
Affiliated investments (cost $243,345,238)	243,366,810
Receivable for Portfolio shares sold	9,861,104
Tax reclaim receivable	3,739,052
Dividends receivable	1,566,536
Receivable for investments sold	776,745
Prepaid expenses and other assets	92,042

Total Assets	4,382,613,501

LIABILITIES
Payable to broker for collateral for securities on loan	242,601,165
Management fee payable	1,103,787
Accrued expenses and other liabilities	987,445
Payable to affiliate	773,382
Payable for Portfolio shares purchased	250,357
Distribution fee payable	140,793
Trustees’ fees payable	2,760
Affiliated transfer agent fee payable	537

Total Liabilities	245,860,226

NET ASSETS	$4,136,753,275

Net assets were comprised of:
Partners’ Equity	$4,136,753,275

Net asset value and redemption price per share, $4,136,753,275 / 81,971,412 outstanding shares of beneficial interest	$50.47

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $641,678 foreign withholding tax, of which $500,377 is reimbursable by an affiliate)	$22,482,039
Income from securities lending, net (including affiliated income of $181,949)	246,724
Affiliated dividend income	543

Total income	22,729,306

EXPENSES
Management fee	23,488,036
Distribution fee	8,757,991
Custodian and accounting fees	242,826
Audit fee	65,000
Trustees’ fees	61,480
Legal fees and expenses	40,481
Transfer agent’s fees and expenses (including affiliated expense of $4,639)	7,886
Shareholders’ reports	7,424
Miscellaneous	97,465

Total expenses	32,768,589
Less: Fee waiver and/or expense reimbursement	(2,177,465)

Net expenses	30,591,124

NET INVESTMENT INCOME (LOSS)	(7,861,818)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $11,382)	179,859,673
In-kind transactions(1)	14,817,893
Foreign currency transactions	(48,332)

194,629,234

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $26,434)	(1,225,685,524)
Foreign currencies	1,360

(1,225,684,164)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(1,031,054,930)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,038,916,748)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(7,861,818)	$(16,836,856)
Net realized gain (loss) on investment and foreign currency transactions	194,629,234	808,441,615
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,225,684,164)	(303,772,078)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,038,916,748)	487,832,681

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [18,895,176 and 2,286,613 shares, respectively]	1,023,247,101	165,463,801
Portfolio shares issued in merger [45,781,535 and 0 shares, respectively]	2,422,758,807	—
Portfolio shares purchased [19,534,875 and 21,144,828 shares, respectively]	(1,053,196,529)	(1,463,493,530)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	2,392,809,379	(1,298,029,729)

TOTAL INCREASE (DECREASE)	1,353,892,631	(810,197,048)
NET ASSETS:
Beginning of year	2,782,860,644	3,593,057,692

End of year	$4,136,753,275	$2,782,860,644

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$75.56	$64.52	$46.15	$35.99		$34.65

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.13)	(0.38)	(0.23)	(0.04)		0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(24.96)	11.42	18.60	10.20		1.30

Total from investment operations	(25.09)	11.04	18.37	10.16		1.34

Capital Contributions	—	—	—	—	(b)(c)	—	(c)(d)

Net Asset Value, end of year	$50.47	$75.56	$64.52	$46.15		$35.99

Total Return(e)	(33.21)%	17.11%	39.80%	28.23	%(f)	3.87	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,137	$2,783	$3,593	$2,939		$2,373
Average net assets (in millions)	$3,503	$3,128	$2,993	$2,768		$2,763
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.87%	0.88%	0.90%	0.90%		0.90%
Expenses before waivers and/or expense reimbursement	0.93%	0.93%	0.94%	0.94%		0.94%
Net investment income (loss)	(0.22)%	(0.54)%	(0.44)%	(0.09)%		0.11%
Portfolio turnover rate(h)	64%	16%	42%	28%		33%
(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST LARGE-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 99.2%
COMMON STOCKS — 96.5%
Aerospace & Defense — 3.0%
General Dynamics Corp.	111,396	$27,638,462
Huntington Ingalls Industries, Inc.	11,038	2,546,246
L3Harris Technologies, Inc.	77,630	16,163,342
Northrop Grumman Corp.	40,105	21,881,689
Raytheon Technologies Corp.	144,561	14,589,096

		82,818,835

Air Freight & Logistics — 0.8%
FedEx Corp.	85,599	14,825,747
United Parcel Service, Inc. (Class B Stock)	45,225	7,861,914

		22,687,661

Airlines — 0.1%
Southwest Airlines Co.*	59,934	2,017,978

Auto Components — 0.6%
Adient PLC*	60,891	2,112,309
Magna International, Inc. (Canada)(a)	247,302	13,893,426

		16,005,735

Automobiles — 0.6%
General Motors Co.	464,790	15,635,536

Banks — 7.6%
Bank of America Corp.	260,257	8,619,712
Citigroup, Inc.	856,862	38,755,868
Citizens Financial Group, Inc.	205,576	8,093,527
Fifth Third Bancorp	121,228	3,977,491
Huntington Bancshares, Inc.(a)	442,636	6,241,167
JPMorgan Chase & Co.	374,208	50,181,293
M&T Bank Corp.	83,587	12,125,130
PNC Financial Services Group, Inc. (The)	54,237	8,566,192
Royal Bank of Canada (Canada)	98,938	9,301,926
Truist Financial Corp.	341,456	14,692,852
U.S. Bancorp	314,401	13,711,028
Wells Fargo & Co.	860,984	35,550,029

		209,816,215

Beverages — 1.2%
Coca-Cola Co. (The)	63,156	4,017,353
Diageo PLC (United Kingdom)	286,932	12,559,552
Keurig Dr. Pepper, Inc.	237,827	8,480,911
PepsiCo, Inc.	42,894	7,749,230

		32,807,046

Biotechnology — 0.3%
AbbVie, Inc.	43,109	6,966,845

Building Products — 1.3%
Johnson Controls International PLC	374,270	23,953,280
Masco Corp.(a)	96,476	4,502,535
Trane Technologies PLC	47,171	7,928,973

		36,384,788

Capital Markets — 5.7%
Ares Management Corp. (Class A Stock)	240,343	16,449,075

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (cont’d.)
Bank of New York Mellon Corp. (The)	281,353	$12,807,189
BlackRock, Inc.	15,182	10,758,421
Blackstone, Inc.	130,488	9,680,905
Goldman Sachs Group, Inc. (The)	88,490	30,385,696
KKR & Co., Inc.	97,802	4,539,969
Moody’s Corp.	21,217	5,911,480
Morgan Stanley	398,600	33,888,972
Nasdaq, Inc.	221,672	13,599,577
Raymond James Financial, Inc.	78,608	8,399,265
State Street Corp.	154,976	12,021,488

		158,442,037

Chemicals — 3.0%
Celanese Corp.	44,673	4,567,368
CF Industries Holdings, Inc.	44,365	3,779,898
DuPont de Nemours, Inc.(a)	164,535	11,292,037
International Flavors & Fragrances, Inc.	94,186	9,874,460
LyondellBasell Industries NV (Class A Stock)	126,238	10,481,541
Olin Corp.	125,211	6,628,670
PPG Industries, Inc.	195,206	24,545,203
RPM International, Inc.	34,318	3,344,289
Sherwin-Williams Co. (The)	37,006	8,782,634

		83,296,100

Commercial Services & Supplies — 0.0%
Stericycle, Inc.*	16,859	841,096

Communications Equipment — 1.7%
Cisco Systems, Inc.	441,629	21,039,206
F5, Inc.*	128,073	18,379,756
Telefonaktiebolaget LM Ericsson (Sweden), ADR	1,426,442	8,330,421

		47,749,383

Consumer Finance — 0.5%
American Express Co.	83,122	12,281,275
Capital One Financial Corp.	26,804	2,491,700

		14,772,975

Containers & Packaging — 0.4%
International Paper Co.(a)	304,932	10,559,795

Distributors — 0.3%
LKQ Corp.	166,217	8,877,650

Diversified Financial Services — 0.7%
Corebridge Financial, Inc.	135,489	2,717,909
Equitable Holdings, Inc.	625,390	17,948,693

		20,666,602

Diversified Telecommunication Services — 0.0%
Verizon Communications, Inc.	35,700	1,406,580

Electric Utilities — 4.1%
American Electric Power Co., Inc.(a)	194,108	18,430,555
Duke Energy Corp.	161,641	16,647,407
Entergy Corp.	17,683	1,989,337
Exelon Corp.	426,722	18,447,192
NextEra Energy, Inc.	141,624	11,839,766
PPL Corp.	406,231	11,870,070

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (cont’d.)
Southern Co. (The)	426,451	$30,452,866
Xcel Energy, Inc.	73,781	5,172,786

		114,849,979

Electrical Equipment — 1.1%
Eaton Corp. PLC	137,230	21,538,248
Emerson Electric Co.	90,663	8,709,088

		30,247,336

Electronic Equipment, Instruments & Components — 1.2%
Corning, Inc.	494,619	15,798,131
TE Connectivity Ltd. (Switzerland)	150,181	17,240,779

		33,038,910

Energy Equipment & Services — 0.7%
Baker Hughes Co.(a)	93,050	2,747,766
Halliburton Co.	112,426	4,423,963
NOV, Inc.	475,218	9,927,304
Schlumberger Ltd.	51,119	2,732,822

		19,831,855

Entertainment — 0.6%
Walt Disney Co. (The)*	90,773	7,886,358
Warner Bros Discovery, Inc.*(a)	831,201	7,879,786

		15,766,144

Equity Real Estate Investment Trusts (REITs) — 2.5%
AvalonBay Communities, Inc.	67,588	10,916,814
Crown Castle, Inc.	92,349	12,526,218
Equinix, Inc.	7,158	4,688,705
Gaming & Leisure Properties, Inc.	265,889	13,850,158
Prologis, Inc.	63,965	7,210,774
Public Storage	10,595	2,968,613
Welltower, Inc.	141,583	9,280,766
Weyerhaeuser Co.	245,114	7,598,534

		69,040,582

Food & Staples Retailing — 0.4%
Walmart, Inc.	79,175	11,226,223

Food Products — 1.9%
Archer-Daniels-Midland Co.	142,234	13,206,427
Conagra Brands, Inc.	246,739	9,548,799
Kellogg Co.(a)	125,589	8,946,960
Mondelez International, Inc. (Class A Stock)	133,853	8,921,303
Nestle SA	104,793	12,104,580

		52,728,069

Gas Utilities — 0.5%
Atmos Energy Corp.(a)	118,490	13,279,174

Health Care Equipment & Supplies — 3.3%
Abbott Laboratories	111,997	12,296,151
Becton, Dickinson & Co.	78,099	19,860,576
Boston Scientific Corp.*	207,927	9,620,782
Hologic, Inc.*	38,992	2,916,991
Medtronic PLC	414,839	32,241,287

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
Zimmer Biomet Holdings, Inc.	116,178	$14,812,695

		91,748,482

Health Care Providers & Services — 4.3%
Cigna Corp.	117,925	39,073,269
CVS Health Corp.	128,787	12,001,661
Elevance Health, Inc.	64,959	33,322,018
HCA Healthcare, Inc.	32,577	7,817,177
McKesson Corp.	33,580	12,596,530
UnitedHealth Group, Inc.	26,088	13,831,336

		118,641,991

Hotels, Restaurants & Leisure — 0.5%
Booking Holdings, Inc.*	1,373	2,766,979
Las Vegas Sands Corp.*	57,019	2,740,903
Marriott International, Inc. (Class A Stock)	55,486	8,261,311

		13,769,193

Household Durables — 0.4%
Lennar Corp. (Class A Stock)	111,498	10,090,569

Household Products — 1.0%
Kimberly-Clark Corp.	168,350	22,853,512
Reckitt Benckiser Group PLC (United Kingdom)	62,285	4,317,370

		27,170,882

Industrial Conglomerates — 3.2%
General Electric Co.(a)	479,806	40,202,945
Honeywell International, Inc.	133,465	28,601,549
Siemens AG (Germany)	28,798	3,969,842
Siemens AG (Germany), ADR	216,869	14,918,419

		87,692,755

Insurance — 6.9%
American International Group, Inc.	630,915	39,899,065
Aon PLC (Class A Stock)	64,921	19,485,389
Chubb Ltd.	203,787	44,955,412
Hartford Financial Services Group, Inc. (The)(a)	250,497	18,995,187
Marsh & McLennan Cos., Inc.	110,499	18,285,374
MetLife, Inc.	273,835	19,817,439
Progressive Corp. (The)	144,908	18,796,017
Travelers Cos., Inc. (The)	65,073	12,200,537

		192,434,420

Interactive Media & Services — 0.5%
Alphabet, Inc. (Class A Stock)*	91,663	8,087,427
Alphabet, Inc. (Class C Stock)*	28,174	2,499,879
Meta Platforms, Inc. (Class A Stock)*	34,459	4,146,796

		14,734,102

IT Services — 1.8%
Accenture PLC (Class A Stock)	53,665	14,319,969
Amdocs Ltd.	29,858	2,714,092
Euronet Worldwide, Inc.*	81,190	7,662,712
Fidelity National Information Services, Inc.	181,703	12,328,549

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
IT Services (cont’d.)
Fiserv, Inc.*	139,006	$14,049,336

		51,074,658

Life Sciences Tools & Services — 0.9%
Danaher Corp.	25,070	6,654,079
Thermo Fisher Scientific, Inc.	35,624	19,617,781

		26,271,860

Machinery — 2.1%
CNH Industrial NV (United Kingdom)(a)	370,099	5,943,790
Cummins, Inc.(a)	72,930	17,670,210
Illinois Tool Works, Inc.	57,678	12,706,463
Otis Worldwide Corp.	32,049	2,509,757
PACCAR, Inc.	102,327	10,127,303
Stanley Black & Decker, Inc.	125,589	9,434,246

		58,391,769

Media — 2.3%
Charter Communications, Inc. (Class A Stock)*	23,055	7,817,951
Comcast Corp. (Class A Stock)	1,316,321	46,031,745
News Corp. (Class A Stock)	394,860	7,186,452
Paramount Global (Class B Stock)(a)	151,532	2,557,860

		63,594,008

Metals & Mining — 0.4%
Rio Tinto PLC (Australia), ADR(a)	160,963	11,460,566

Multiline Retail — 0.4%
Kohl’s Corp.(a)	83,583	2,110,471
Target Corp.	67,861	10,114,003

		12,224,474

Multi-Utilities — 1.6%
Ameren Corp.	63,054	5,606,762
Dominion Energy, Inc.	270,002	16,556,523
Sempra Energy	144,497	22,330,566

		44,493,851

Oil, Gas & Consumable Fuels — 7.3%
APA Corp.	273,826	12,782,198
ConocoPhillips	417,693	49,287,774
Coterra Energy, Inc.	501,890	12,331,437
EOG Resources, Inc.	198,692	25,734,588
Exxon Mobil Corp.	75,374	8,313,752
Hess Corp.	37,829	5,364,909
Marathon Oil Corp.	343,820	9,307,207
Murphy Oil Corp.	130,357	5,606,655
Ovintiv, Inc.	133,337	6,761,519
Phillips 66	65,244	6,790,596
Pioneer Natural Resources Co.	57,947	13,234,515
Shell PLC (Netherlands), ADR(a)	185,483	10,563,257
Suncor Energy, Inc. (Canada)(a)	138,186	4,384,642
TC Energy Corp. (Canada) (NYSE)(a)	209,390	8,346,285
TC Energy Corp. (Canada) (TSX)(a)	208,394	8,308,056
TotalEnergies SE (France), ADR	249,157	15,467,667

		202,585,057

	Shares	Value
COMMON STOCKS (continued)
Personal Products — 0.9%
Unilever PLC (United Kingdom), ADR(a)	502,324	$25,292,013

Pharmaceuticals — 8.0%
AstraZeneca PLC (United Kingdom), ADR	181,053	12,275,393
Bristol-Myers Squibb Co.	54,861	3,947,249
Elanco Animal Health, Inc.*	252,768	3,088,825
Eli Lilly & Co.	38,986	14,262,638
GSK PLC, ADR(a)	79,742	2,802,134
Johnson & Johnson	370,186	65,393,357
Merck & Co., Inc.	427,046	47,380,754
Pfizer, Inc.	1,082,836	55,484,517
Roche Holding AG	42,494	13,353,211
Sanofi (France), ADR	61,752	2,990,649

		220,978,727

Professional Services — 0.3%
Equifax, Inc.	49,241	9,570,481

Road & Rail — 1.0%
Canadian National Railway Co. (Canada) (NYSE)	40,990	4,872,891
Canadian National Railway Co. (Canada) (TSX)	70,780	8,407,870
Union Pacific Corp.	67,360	13,948,235

		27,228,996

Semiconductors & Semiconductor Equipment — 3.6%
Analog Devices, Inc.	125,879	20,647,932
Applied Materials, Inc.	12,104	1,178,688
Broadcom, Inc.	17,701	9,897,160
KLA Corp.	25,844	9,743,963
NXP Semiconductors NV (China)	110,052	17,391,518
QUALCOMM, Inc.	177,377	19,500,827
Texas Instruments, Inc.	132,264	21,852,658

		100,212,746

Software — 1.5%
Microsoft Corp.	94,288	22,612,148
Oracle Corp.	229,678	18,773,880

		41,386,028

Specialty Retail — 2.1%
Best Buy Co., Inc.	62,540	5,016,333
Home Depot, Inc. (The)	37,217	11,755,362
Lowe’s Cos., Inc.	121,315	24,170,800
TJX Cos., Inc. (The)	200,751	15,979,780

		56,922,275

Technology Hardware, Storage & Peripherals — 0.2%
Western Digital Corp.*	154,391	4,871,036

Tobacco — 1.0%
Philip Morris International, Inc.	267,409	27,064,465

Wireless Telecommunication Services — 0.2%
Vodafone Group PLC (United Kingdom), ADR(a)	517,053	5,232,576

TOTAL COMMON STOCKS (cost $2,508,303,076)		2,676,899,109

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

EXCHANGE-TRADED FUNDS — 2.7%
iShares MSCI USA Value Factor ETF	262,727	$23,944,939
iShares Russell 1000 Value ETF	168,419	25,540,741
SPDR Portfolio S&P 500 Value ETF	661,648	25,731,491

TOTAL EXCHANGE-TRADED FUNDS (cost $81,808,432)		75,217,171

PREFERRED STOCKS — 0.0%
Health Care Equipment & Supplies — 0.0%
Becton, Dickinson & Co., Series B, CVT, 6.000%, Maturing 06/01/23(a)	20,332	1,018,227

Pharmaceuticals — 0.0%
Elanco Animal Health, Inc., CVT, 5.000%, Maturing 02/01/23	3,982	77,768

TOTAL PREFERRED STOCKS (cost $1,226,978)		1,095,995

TOTAL LONG-TERM INVESTMENTS (cost $2,591,338,486)		2,753,212,275

SHORT-TERM INVESTMENTS — 6.5%
AFFILIATED MUTUAL FUND — 5.6%
PGIM Institutional Money Market Fund (cost $156,119,961; includes $155,550,739 of cash collateral for securities on loan)(b)(wa)	156,237,550	156,159,431

UNAFFILIATED FUND — 0.9%
Dreyfus Government Cash Management (Institutional Shares)	24,581,068	24,581,068

(cost $24,581,068)

TOTAL SHORT-TERM INVESTMENTS (cost $180,701,029)		180,740,499

TOTAL INVESTMENTS—105.7% (cost $2,772,039,515)		2,933,952,774
Liabilities in excess of other assets — (5.7)%		(158,701,171)

NET ASSETS — 100.0%		$2,775,251,603

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $151,586,962; cash collateral of $155,550,739 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$82,818,835	$—	$—
Air Freight & Logistics	22,687,661	—	—
Airlines	2,017,978	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Auto Components	$16,005,735	$—	$—
Automobiles	15,635,536	—	—
Banks	209,816,215	—	—
Beverages	20,247,494	12,559,552	—
Biotechnology	6,966,845	—	—
Building Products	36,384,788	—	—
Capital Markets	158,442,037	—	—
Chemicals	83,296,100	—	—
Commercial Services & Supplies	841,096	—	—
Communications Equipment	47,749,383	—	—
Consumer Finance	14,772,975	—	—
Containers & Packaging	10,559,795	—	—
Distributors	8,877,650	—	—
Diversified Financial Services	20,666,602	—	—
Diversified Telecommunication Services	1,406,580	—	—
Electric Utilities	114,849,979	—	—
Electrical Equipment	30,247,336	—	—
Electronic Equipment, Instruments & Components	33,038,910	—	—
Energy Equipment & Services	19,831,855	—	—
Entertainment	15,766,144	—	—
Equity Real Estate Investment Trusts (REITs)	69,040,582	—	—
Food & Staples Retailing	11,226,223	—	—
Food Products	40,623,489	12,104,580	—
Gas Utilities	13,279,174	—	—
Health Care Equipment & Supplies	91,748,482	—	—
Health Care Providers & Services	118,641,991	—	—
Hotels, Restaurants & Leisure	13,769,193	—	—
Household Durables	10,090,569	—	—
Household Products	22,853,512	4,317,370	—
Industrial Conglomerates	83,722,913	3,969,842	—
Insurance	192,434,420	—	—
Interactive Media & Services	14,734,102	—	—
IT Services	51,074,658	—	—
Life Sciences Tools & Services	26,271,860	—	—
Machinery	58,391,769	—	—
Media	63,594,008	—	—
Metals & Mining	11,460,566	—	—
Multiline Retail	12,224,474	—	—
Multi-Utilities	44,493,851	—	—
Oil, Gas & Consumable Fuels	202,585,057	—	—
Personal Products	25,292,013	—	—
Pharmaceuticals	207,625,516	13,353,211	—
Professional Services	9,570,481	—	—
Road & Rail	27,228,996	—	—
Semiconductors & Semiconductor Equipment	100,212,746	—	—
Software	41,386,028	—	—
Specialty Retail	56,922,275	—	—
Technology Hardware, Storage & Peripherals	4,871,036	—	—
Tobacco	27,064,465	—	—
Wireless Telecommunication Services	5,232,576	—	—
Exchange-Traded Funds	75,217,171	—	—
Preferred Stocks
Health Care Equipment & Supplies	1,018,227	—	—
Pharmaceuticals	77,768	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Fund	$156,159,431	$—	$—
Unaffiliated Fund	24,581,068	—	—

Total	$2,887,648,219	$46,304,555	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Pharmaceuticals	8.0%
Banks	7.6
Oil, Gas & Consumable Fuels	7.3
Insurance	6.9
Capital Markets	5.7
Affiliated Mutual Fund (5.6% represents investments purchased with collateral from securities on loan)	5.6
Health Care Providers & Services	4.3
Electric Utilities	4.1
Semiconductors & Semiconductor Equipment	3.6
Health Care Equipment & Supplies	3.3
Industrial Conglomerates	3.2
Chemicals	3.0
Aerospace & Defense	3.0
Exchange-Traded Funds	2.7
Equity Real Estate Investment Trusts (REITs)	2.5
Media	2.3
Machinery	2.1
Specialty Retail	2.1
Food Products	1.9
IT Services	1.8
Communications Equipment	1.7
Multi-Utilities	1.6
Software	1.5
Building Products	1.3
Electronic Equipment, Instruments & Components	1.2
Beverages	1.2
Electrical Equipment	1.1
Road & Rail	1.0
Household Products	1.0
Tobacco	1.0
Life Sciences Tools & Services	0.9

Personal Products	0.9%
Unaffiliated Fund	0.9
Air Freight & Logistics	0.8
Diversified Financial Services	0.7
Energy Equipment & Services	0.7
Auto Components	0.6
Entertainment	0.6
Automobiles	0.6
Consumer Finance	0.5
Interactive Media & Services	0.5
Hotels, Restaurants & Leisure	0.5
Gas Utilities	0.5
Multiline Retail	0.4
Metals & Mining	0.4
Food & Staples Retailing	0.4
Containers & Packaging	0.4
Household Durables	0.4
Professional Services	0.3
Distributors	0.3
Biotechnology	0.3
Wireless Telecommunication Services	0.2
Technology Hardware, Storage & Peripherals	0.2
Airlines	0.1
Diversified Telecommunication Services	0.0 *
Commercial Services & Supplies	0.0 *

105.7
Liabilities in excess of other assets	(5.7)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$151,586,962	$(151,586,962)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $151,586,962:
Unaffiliated investments (cost $2,615,919,554)	$2,777,793,343
Affiliated investments (cost $156,119,961)	156,159,431
Cash	151,001
Receivable for investments sold	5,855,750
Tax reclaim receivable	5,404,315
Dividends receivable	4,428,288
Receivable for Portfolio shares sold	334,189
Prepaid expenses and other assets	54,389

Total Assets	2,950,180,706

LIABILITIES
Payable to broker for collateral for securities on loan	155,550,739
Payable for Portfolio shares purchased	14,313,293
Payable to affiliate	3,431,511
Accrued expenses and other liabilities	703,172
Management fee payable	696,011
Payable for investments purchased	134,365
Distribution fee payable	95,537
Payable to custodian	1,986
Trustees’ fees payable	1,952
Affiliated transfer agent fee payable	537

Total Liabilities	174,929,103

NET ASSETS	$2,775,251,603

Net assets were comprised of:
Partners’ Equity	$2,775,251,603

Net asset value and redemption price per share, $2,775,251,603 / 63,663,435 outstanding shares of beneficial interest	$43.59

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,086,898 foreign withholding tax, of which $229,752 is reimbursable by an affiliate)	$72,640,196
Income from securities lending, net (including affiliated income of $181,331)	186,420
Interest income	65,298
Affiliated dividend income	61

Total income	72,891,975

EXPENSES
Management fee	15,852,451
Distribution fee	7,102,919
Custodian and accounting fees	246,364
Trustees’ fees	56,930
Audit fee	49,000
Legal fees and expenses	25,209
Shareholders’ reports	10,952
Transfer agent’s fees and expenses (including affiliated expense of $4,007)	8,000
Miscellaneous	98,189

Total expenses	23,450,014
Less: Fee waiver and/or expense reimbursement	(695,945)

Net expenses	22,754,069

NET INVESTMENT INCOME (LOSS)	50,137,906

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $29,090)	537,493,506
In-kind transactions(1)	40,008,248
Foreign currency transactions	(395,335)

577,106,419

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $39,470)	(700,834,109)
Foreign currencies	2,526

(700,831,583)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(123,725,164)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(73,587,258)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$50,137,906	$18,560,902
Net realized gain (loss) on investment and foreign currency transactions	577,106,419	632,335,369
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(700,831,583)	(36,902,088)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(73,587,258)	613,994,183

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [9,592,445 and 2,085,957 shares, respectively]	407,227,528	83,630,428
Portfolio shares issued in merger [52,507,570 and 0 shares, respectively]	2,373,867,252	—
Portfolio shares purchased [26,852,433 and 38,970,733 shares, respectively]	(1,150,156,644)	(1,646,084,397)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	1,630,938,136	(1,562,453,969)

TOTAL INCREASE (DECREASE)	1,557,350,878	(948,459,786)
NET ASSETS:
Beginning of year	1,217,900,725	2,166,360,511

End of year	$2,775,251,603	$1,217,900,725

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020		2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$42.86	$33.18	$33.08		$25.54		$29.76

Income (Loss) From Investment Operations:
Net investment income (loss)	0.76	0.42	0.50		0.51		0.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.03)	9.26	(0.40	)(b)	7.03		(4.78)

Total from investment operations	0.73	9.68	0.10		7.54		(4.26)

Capital Contributions	—	—	—		—	(c)(d)(e)	0.04	(d)

Net Asset Value, end of year	$43.59	$42.86	$33.18		$33.08		$25.54

Total Return(f)	1.70%	29.21%	0.27%		29.52	%(g)	(14.18	)%(h)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,775	$1,218	$2,166		$1,531		$1,704
Average net assets (in millions)	$2,841	$1,748	$1,304		$1,599		$1,856
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.80%	0.81%	0.83%		0.82%		0.83%
Expenses before waivers and/or expense reimbursement	0.82%	0.83%	0.84%		0.83%		0.83%
Net investment income (loss)	1.76%	1.06%	1.82%		1.71%		1.73%
Portfolio turnover rate(j)	79%	24%	58%		16%		44%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Amount rounds to zero.
(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (14.31)%.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST MFS GLOBAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 98.9%
COMMON STOCKS — 98.8%
Austria — 0.4%
Erste Group Bank AG	68,205	$2,182,235

Canada — 3.8%
Canadian National Railway Co.	79,078	9,400,793
Canadian Pacific Railway Ltd.(a)	147,085	10,971,070

		20,371,863

Denmark — 0.5%
Carlsberg A/S (Class B Stock)	21,615	2,867,164

France — 8.4%
Air Liquide SA	33,779	4,794,437
Danone SA	155,464	8,193,844
EssilorLuxottica SA	13,035	2,358,464
Hermes International	1,434	2,219,621
Legrand SA	78,365	6,283,441
LVMH Moet Hennessy Louis Vuitton SE	18,565	13,509,626
Pernod Ricard SA	41,153	8,095,729

		45,455,162

Germany — 4.0%
Bayer AG	109,368	5,629,182
Brenntag SE	34,885	2,224,787
Deutsche Boerse AG	17,001	2,927,405
Merck KGaA	42,131	8,128,772
MTU Aero Engines AG	12,500	2,689,191

		21,599,337

Israel — 1.0%
Check Point Software Technologies Ltd.*	42,413	5,350,824

Japan — 1.6%
Hoya Corp.	24,900	2,384,887
Kubota Corp.	351,200	4,797,898
Olympus Corp.	99,000	1,746,121

		8,928,906

Mexico — 0.2%
Grupo Financiero Banorte SAB de CV (Class O Stock)	169,495	1,219,818

Netherlands — 2.3%
Akzo Nobel NV	67,173	4,507,481
Heineken NV	86,426	8,140,661

		12,648,142

South Korea — 0.9%
Samsung Electronics Co. Ltd.	114,430	5,022,704

Spain — 0.8%
Aena SME SA, 144A*	34,365	4,307,943

Sweden — 1.5%
Essity AB (Class B Stock)	319,517	8,367,252

Switzerland — 4.2%
Adecco Group AG	37,782	1,242,834
Cie Financiere Richemont SA (Class A Stock)	71,644	9,289,358
Julius Baer Group Ltd.	39,771	2,314,717

	Shares	Value

COMMON STOCKS (continued)
Switzerland (cont’d.)
Sonova Holding AG	10,079	$2,393,750
UBS Group AG	392,247	7,290,392

		22,531,051

United Kingdom — 9.6%
Burberry Group PLC	163,949	3,985,955
Compass Group PLC	133,140	3,074,473
Diageo PLC	258,256	11,304,349
Linde PLC (NYSE)	7,447	2,429,063
Linde PLC (AQUIS)	37,013	12,064,804
London Stock Exchange Group PLC	37,802	3,247,993
Reckitt Benckiser Group PLC	104,851	7,267,891
Rolls-Royce Holdings PLC*	2,672,256	2,984,845
Whitbread PLC	64,317	1,988,590
WPP PLC	344,104	3,399,743

		51,747,706

United States — 59.6%
3M Co.	45,569	5,464,634
Abbott Laboratories	76,086	8,353,482
Accenture PLC (Class A Stock)	47,340	12,632,206
Alphabet, Inc. (Class A Stock)*	80,058	7,063,517
American Express Co.	44,863	6,628,508
Amphenol Corp. (Class A Stock)	49,554	3,773,042
Aon PLC (Class A Stock)	26,017	7,808,742
Aptiv PLC*	21,442	1,996,893
Boston Scientific Corp.*	204,951	9,483,083
Carrier Global Corp.	32,663	1,347,349
Charles Schwab Corp. (The)	126,523	10,534,305
Cognizant Technology Solutions Corp. (Class A Stock)	85,510	4,890,317
Colgate-Palmolive Co.	41,641	3,280,894
Comcast Corp. (Class A Stock)	354,099	12,382,842
Cooper Cos., Inc. (The)	14,740	4,874,076
eBay, Inc.(a)	90,146	3,738,355
Equifax, Inc.(a)	32,849	6,384,532
Fidelity National Information Services, Inc.	90,503	6,140,629
Fiserv, Inc.*	77,522	7,835,149
Goldman Sachs Group, Inc. (The)	30,639	10,520,820
Honeywell International, Inc.	60,113	12,882,216
International Flavors & Fragrances, Inc.	71,516	7,497,737
Liberty Broadband Corp. (Class C Stock)*	80,248	6,120,515
Marriott International, Inc. (Class A Stock)	21,071	3,137,261
Medtronic PLC	161,827	12,577,194
Microchip Technology, Inc.	40,795	2,865,849
Nestle SA	109,782	12,680,857
Omnicom Group, Inc.	19,375	1,580,419
Oracle Corp.	118,928	9,721,175
Otis Worldwide Corp.	40,521	3,173,200
PayPal Holdings, Inc.*	27,977	1,992,522
PPG Industries, Inc.	47,506	5,973,404
Roche Holding AG	44,225	13,897,156
Schneider Electric SE	115,593	16,233,262
Stryker Corp.	41,111	10,051,228
Thermo Fisher Scientific, Inc.	29,924	16,478,848
Union Pacific Corp.	23,431	4,851,857

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
United Parcel Service, Inc. (Class B Stock)	31,629	$5,498,385
Visa, Inc. (Class A Stock)(a)	79,887	16,597,323
Walt Disney Co. (The)*	72,003	6,255,621
Waters Corp.*	14,747	5,052,027
Willis Towers Watson PLC(a)	40,292	9,854,617
Zimmer Biomet Holdings, Inc.	22,289	2,841,847

		322,947,895

TOTAL COMMON STOCKS (cost $435,396,916)		535,548,002

	Units
WARRANTS* — 0.1%
Switzerland
Cie Financiere Richemont SA, expiring 11/22/23	180,680	150,461

(cost $0)

TOTAL LONG-TERM INVESTMENTS (cost $435,396,916)		535,698,463

	Shares
SHORT-TERM INVESTMENT — 7.8%
AFFILIATED MUTUAL FUND
PGIM Institutional Money Market Fund (cost $42,320,563; includes $42,123,149 of cash collateral for securities on loan)(b)(wa)	42,347,861	42,326,687

TOTAL INVESTMENTS—106.7% (cost $477,717,479)		578,025,150
Liabilities in excess of other assets — (6.7)%		(36,096,294)

NET ASSETS — 100.0%		$541,928,856

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $41,118,969; cash collateral of $42,123,149 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Austria	$—	$2,182,235	$—
Canada	20,371,863	—	—
Denmark	—	2,867,164	—
France	—	45,455,162	—
Germany	—	21,599,337	—

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Israel	$5,350,824	$—	$—
Japan	—	8,928,906	—
Mexico	1,219,818	—	—
Netherlands	—	12,648,142	—
South Korea	—	5,022,704	—
Spain	—	4,307,943	—
Sweden	—	8,367,252	—
Switzerland	—	22,531,051	—
United Kingdom	2,429,063	49,318,643	—
United States	280,136,620	42,811,275	—
Warrants
Switzerland	150,461	—	—
Short-Term Investment
Affiliated Mutual Fund	42,326,687	—	—

Total	$351,985,336	$226,039,814	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Health Care Equipment & Supplies	10.5%
IT Services	9.3
Affiliated Mutual Fund (7.8% represents investments purchased with collateral from securities on loan)	7.8
Chemicals	6.9
Capital Markets	6.8
Beverages	5.6
Textiles, Apparel & Luxury Goods	5.4
Pharmaceuticals	5.1
Road & Rail	4.7
Media	4.3
Electrical Equipment	4.2
Life Sciences Tools & Services	3.9
Food Products	3.8
Household Products	3.4
Industrial Conglomerates	3.4
Insurance	3.2
Software	2.8
Hotels, Restaurants & Leisure	1.6
Machinery	1.5

Professional Services	1.4%
Interactive Media & Services	1.3
Consumer Finance	1.2
Entertainment	1.2
Aerospace & Defense	1.1
Air Freight & Logistics	1.0
Technology Hardware, Storage & Peripherals	0.9
Transportation Infrastructure	0.8
Electronic Equipment, Instruments & Components	0.7
Internet & Direct Marketing Retail	0.7
Banks	0.6
Semiconductors & Semiconductor Equipment	0.5
Trading Companies & Distributors	0.4
Auto Components	0.4
Building Products	0.3

106.7
Liabilities in excess of other assets	(6.7)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$41,118,969	$(41,118,969)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $41,118,969:
Unaffiliated investments (cost $435,396,916)	$535,698,463
Affiliated investments (cost $42,320,563)	42,326,687
Cash	981
Foreign currency, at value (cost $2)	2
Receivable for investments sold	5,843,600
Tax reclaim receivable	1,913,739
Dividends and interest receivable	422,084
Receivable for Portfolio shares sold	15,918
Receivable from affiliate	3,164
Prepaid expenses	5,666

Total Assets	586,230,304

LIABILITIES
Payable to broker for collateral for securities on loan	42,123,149
Loan payable	913,000
Payable to affiliate	527,104
Accrued expenses and other liabilities	276,170
Management fee payable	231,264
Payable for Portfolio shares purchased	210,974
Distribution fee payable	18,630
Trustees’ fees payable	620
Affiliated transfer agent fee payable	537

Total Liabilities	44,301,448

NET ASSETS	$541,928,856

Net assets were comprised of:
Partners’ Equity	$541,928,856

Net asset value and redemption price per share, $541,928,856 / 20,529,652 outstanding shares of beneficial interest	$26.40

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $731,304 foreign withholding tax, of which $8,961 is reimbursable by an affiliate)	$10,163,688
Income from securities lending, net (including affiliated income of $66,624)	79,113
Interest income	44,591
Affiliated dividend income	107

Total income	10,287,499

EXPENSES
Management fee	5,074,726
Distribution fee	1,536,839
Custodian and accounting fees	80,918
Audit fee	28,300
Legal fees and expenses	25,330
Trustees’ fees	17,970
Shareholders’ reports	8,214
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,925
Miscellaneous	66,329

Total expenses	6,846,551
Less: Fee waiver and/or expense reimbursement	(41,187)

Net expenses	6,805,364

NET INVESTMENT INCOME (LOSS)	3,482,135

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $17,506)	46,276,778
Foreign currency transactions	(94,374)

46,182,404

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $6,124)	(192,605,861)
Foreign currencies	(55,797)

(192,661,658)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(146,479,254)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(142,997,119)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,482,135	$2,173,217
Net realized gain (loss) on investment and foreign currency transactions	46,182,404	60,224,215
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(192,661,658)	58,066,215

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(142,997,119)	120,463,647

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,746,278 and 975,548 shares, respectively]	72,652,828	29,223,865
Portfolio shares purchased [6,871,886 and 3,520,014 shares, respectively]	(181,212,141)	(105,326,584)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(108,559,313)	(76,102,719)

TOTAL INCREASE (DECREASE)	(251,556,432)	44,360,928
NET ASSETS:
Beginning of year	793,485,288	749,124,360

End of year	$541,928,856	$793,485,288

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$32.18	$27.54	$24.12	$18.56		$20.52

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16	0.08	0.12	0.22		0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.94)	4.56	3.30	5.34		(2.15)

Total from investment operations	(5.78)	4.64	3.42	5.56		(1.97)

Capital Contributions	—	—	—	—	(b)(c)(d)	0.01	(c)

Net Asset Value, end of year	$26.40	$32.18	$27.54	$24.12		$18.56

Total Return(e)	(17.96)%	16.85%	14.18%	29.96	%(f)	(9.55	)%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$542	$793	$749	$725		$586
Average net assets (in millions)	$615	$777	$642	$685		$707
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.11%	1.09%	1.12%	1.11%		1.11%
Expenses before waivers and/or expense reimbursement	1.12%	1.10%	1.13%	1.11%		1.11%
Net investment income (loss)	0.57%	0.28%	0.52%	1.03%		0.90%
Portfolio turnover rate(i)	9%	9%	32%	10%		10%
(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (9.60)%.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST MID-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS — 95.3%
Aerospace & Defense — 1.1%
HEICO Corp. (Class A Stock)	57,605	$6,903,959
Howmet Aerospace, Inc.	58,950	2,323,220

		9,227,179

Airlines — 0.2%
Delta Air Lines, Inc.*	49,440	1,624,598

Auto Components — 1.0%
Aptiv PLC*	29,700	2,765,961
BorgWarner, Inc.	131,968	5,311,712

		8,077,673

Banks — 1.5%
East West Bancorp, Inc.	27,544	1,815,150
First Republic Bank	43,504	5,302,702
Pinnacle Financial Partners, Inc.	34,865	2,559,091
Signature Bank	14,625	1,685,092
SVB Financial Group*	3,055	703,078

		12,065,113

Beverages — 0.7%
Brown-Forman Corp. (Class B Stock)	46,412	3,048,340
Constellation Brands, Inc. (Class A Stock)	10,036	2,325,843

		5,374,183

Biotechnology — 4.2%
Alnylam Pharmaceuticals, Inc.*	21,193	5,036,516
Argenx SE (Netherlands), ADR*	5,050	1,913,091
Ascendis Pharma A/S (Denmark), ADR*(a)	29,016	3,543,724
Exact Sciences Corp.*	35,764	1,770,676
Exelixis, Inc.*	89,625	1,437,585
Genmab A/S (Denmark), ADR*	99,957	4,236,178
Horizon Therapeutics PLC*	47,686	5,426,667
Legend Biotech Corp., ADR*	43,833	2,188,143
Natera, Inc.*	29,576	1,188,068
Neurocrine Biosciences, Inc.*	18,615	2,223,376
Seagen, Inc.*	38,738	4,978,220

		33,942,244

Building Products — 2.0%
A.O. Smith Corp.	97,492	5,580,442
AZEK Co., Inc. (The)*	36,325	738,124
Carlisle Cos., Inc.	6,700	1,578,855
Trane Technologies PLC	31,356	5,270,630
Trex Co., Inc.*	76,974	3,258,310

		16,426,361

Capital Markets — 5.0%
Ares Management Corp. (Class A Stock)	38,261	2,618,583
FactSet Research Systems, Inc.	8,657	3,473,275
Interactive Brokers Group, Inc. (Class A Stock)	41,525	3,004,334
LPL Financial Holdings, Inc.	15,816	3,418,945
MarketAxess Holdings, Inc.	24,600	6,860,694
Morningstar, Inc.	12,296	2,663,191

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (cont’d.)
MSCI, Inc.	15,649	$7,279,445
Nasdaq, Inc.	80,204	4,920,515
S&P Global, Inc.	7,251	2,428,650
TPG, Inc.(a)	64,580	1,797,261
Tradeweb Markets, Inc. (Class A Stock)	32,146	2,087,240

		40,552,133

Chemicals — 0.3%
FMC Corp.	17,125	2,137,200

Commercial Services & Supplies — 3.1%
Cintas Corp.	13,124	5,927,061
Copart, Inc.*	186,918	11,381,437
Waste Connections, Inc.	60,744	8,052,225

		25,360,723

Communications Equipment — 1.0%
Arista Networks, Inc.*	56,350	6,838,073
F5, Inc.*	10,622	1,524,363

		8,362,436

Construction & Engineering — 1.0%
AECOM	21,615	1,835,762
Quanta Services, Inc.	36,343	5,178,877
Valmont Industries, Inc.	3,752	1,240,674

		8,255,313

Construction Materials — 1.0%
Martin Marietta Materials, Inc.	14,741	4,982,016
Vulcan Materials Co.	17,272	3,024,500

		8,006,516

Distributors — 1.2%
LKQ Corp.	33,245	1,775,616
Pool Corp.	25,022	7,564,901

		9,340,517

Diversified Consumer Services — 0.3%
Bright Horizons Family Solutions, Inc.*	43,189	2,725,226

Diversified Financial Services — 0.0%
Dragoneer Growth Opportunities Corp.*	12,409	107,958

Electrical Equipment — 2.2%
AMETEK, Inc.	67,705	9,459,742
Generac Holdings, Inc.*	21,862	2,200,629
Hubbell, Inc.	18,123	4,253,106
Rockwell Automation, Inc.(a)	8,402	2,164,103

		18,077,580

Electronic Equipment, Instruments & Components — 4.1%
Amphenol Corp. (Class A Stock)	45,180	3,440,005
Coherent Corp.*	97,704	3,429,410
Jabil, Inc.	10,598	722,784
Keysight Technologies, Inc.*	59,193	10,126,146
Littelfuse, Inc.	16,524	3,638,585
Novanta, Inc.*	20,365	2,766,993
Teledyne Technologies, Inc.*	5,537	2,214,302
Trimble, Inc.*	62,995	3,185,027

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Zebra Technologies Corp. (Class A Stock)*	12,995	$3,332,048

		32,855,300

Energy Equipment & Services — 0.1%
Baker Hughes Co.	41,157	1,215,366

Entertainment — 1.2%
Electronic Arts, Inc.	27,156	3,317,920
Take-Two Interactive Software, Inc.*	50,565	5,265,333
Warner Music Group Corp. (Class A Stock)	23,882	836,348

		9,419,601

Equity Real Estate Investment Trusts (REITs) — 0.9%
Extra Space Storage, Inc.	12,186	1,793,535
SBA Communications Corp.	20,406	5,720,006

		7,513,541

Food & Staples Retailing — 0.5%
BJ’s Wholesale Club Holdings, Inc.*	26,375	1,744,970
Casey’s General Stores, Inc.	8,800	1,974,280

		3,719,250

Health Care Equipment & Supplies — 6.1%
Cooper Cos., Inc. (The)	8,061	2,665,531
Dexcom, Inc.*	121,646	13,775,193
Edwards Lifesciences Corp.*	39,724	2,963,808
Envista Holdings Corp.*	206,452	6,951,239
Hologic, Inc.*	29,629	2,216,546
IDEXX Laboratories, Inc.*	14,516	5,921,947
Insulet Corp.*	11,506	3,387,251
Intuitive Surgical, Inc.*	16,935	4,493,702
Novocure Ltd.*	4,917	360,662
ResMed, Inc.	14,124	2,939,628
STERIS PLC	17,831	3,293,207

		48,968,714

Health Care Providers & Services — 2.6%
Acadia Healthcare Co., Inc.*	32,768	2,697,462
Amedisys, Inc.*	16,705	1,395,536
AmerisourceBergen Corp.	27,025	4,478,313
Centene Corp.*	39,555	3,243,905
Chemed Corp.	5,275	2,692,518
Encompass Health Corp.	39,500	2,362,495
Henry Schein, Inc.*	18,393	1,469,049
McKesson Corp.	7,505	2,815,275

		21,154,553

Health Care Technology — 0.4%
Veeva Systems, Inc. (Class A Stock)*	18,278	2,949,704

Hotels, Restaurants & Leisure — 3.6%
Aramark	72,255	2,987,022
Booking Holdings, Inc.*	538	1,084,221
Chipotle Mexican Grill, Inc.*	7,295	10,121,739
Domino’s Pizza, Inc.	2,347	813,001
Hilton Worldwide Holdings, Inc.	33,558	4,240,389
Hyatt Hotels Corp. (Class A Stock)*	18,927	1,711,947
Marriott Vacations Worldwide Corp.	16,990	2,286,684

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Red Rock Resorts, Inc. (Class A Stock)	30,666	$1,226,947
Royal Caribbean Cruises Ltd.*(a)	21,381	1,056,863
Vail Resorts, Inc.	16,396	3,907,986

		29,436,799

Household Durables — 0.3%
Garmin Ltd.	11,777	1,086,899
Helen of Troy Ltd.*	11,257	1,248,514

		2,335,413

Household Products — 0.2%
Church & Dwight Co., Inc.	17,879	1,441,226

Insurance — 2.1%
Arthur J. Gallagher & Co.	24,243	4,570,775
Brown & Brown, Inc.	30,375	1,730,464
Kinsale Capital Group, Inc.	8,868	2,319,160
Markel Corp.*	825	1,086,929
Progressive Corp. (The)	23,100	2,996,301
RenaissanceRe Holdings Ltd. (Bermuda)	22,335	4,114,777

		16,818,406

Interactive Media & Services — 1.9%
Bumble, Inc. (Class A Stock)*	70,697	1,488,172
IAC, Inc.*	19,150	850,260
Match Group, Inc.*	18,229	756,321
Pinterest, Inc. (Class A Stock)*	312,472	7,586,820
Shutterstock, Inc.	41,427	2,184,032
ZoomInfo Technologies, Inc.*	72,090	2,170,630

		15,036,235

Internet & Direct Marketing Retail — 0.1%
Chewy, Inc. (Class A Stock)*(a)	30,109	1,116,442

IT Services — 2.6%
Endava PLC (United Kingdom), ADR*	3,113	238,145
Gartner, Inc.*	26,147	8,789,053
Genpact Ltd.	48,354	2,239,757
Global Payments, Inc.	18,574	1,844,770
Globant SA*	13,013	2,188,266
MongoDB, Inc.*	12,361	2,433,139
Remitly Global, Inc.*	99,852	1,143,305
Thoughtworks Holding, Inc.*	18,658	190,125
WEX, Inc.*	10,570	1,729,780

		20,796,340

Leisure Products — 0.4%
Brunswick Corp.	44,775	3,227,382

Life Sciences Tools & Services — 5.2%
10X Genomics, Inc. (Class A Stock)*	19,911	725,557
Agilent Technologies, Inc.	76,159	11,397,194
Bio-Techne Corp.	55,043	4,561,964
Bruker Corp.	25,412	1,736,910
ICON PLC*	23,475	4,560,019
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	71,989	1,030,163
Mettler-Toledo International, Inc.*	3,533	5,106,775
PerkinElmer, Inc.	21,349	2,993,557

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services (cont’d.)
Repligen Corp.*	27,727	$4,694,458
Waters Corp.*	5,360	1,836,229
West Pharmaceutical Services, Inc.	13,572	3,194,170

		41,836,996

Machinery — 2.4%
IDEX Corp.	27,439	6,265,147
Ingersoll Rand, Inc.	50,997	2,664,593
ITT, Inc.	28,311	2,296,022
Lincoln Electric Holdings, Inc.	9,228	1,333,354
Nordson Corp.	9,420	2,239,322
Toro Co. (The)	26,034	2,947,049
Westinghouse Air Brake Technologies Corp.	16,276	1,624,508

		19,369,995

Media — 0.7%
Trade Desk, Inc. (The) (Class A Stock)*	121,536	5,448,459

Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	37,740	1,434,120

Oil, Gas & Consumable Fuels — 2.4%
Antero Resources Corp.*	85,985	2,664,675
Cheniere Energy, Inc.	50,325	7,546,737
Chesapeake Energy Corp.	13,213	1,246,911
Diamondback Energy, Inc.	9,470	1,295,306
EOG Resources, Inc.	26,065	3,375,939
Hess Corp.	9,767	1,385,156
Pioneer Natural Resources Co.	9,820	2,242,790

		19,757,514

Pharmaceuticals — 0.8%
Jazz Pharmaceuticals PLC*	10,774	1,716,406
Royalty Pharma PLC (Class A Stock)	119,362	4,717,186

		6,433,592

Professional Services — 4.6%
Booz Allen Hamilton Holding Corp.	20,775	2,171,403
Clarivate PLC*	186,112	1,552,174
CoStar Group, Inc.*	208,894	16,143,328
Dun & Bradstreet Holdings, Inc.	89,762	1,100,482
Equifax, Inc.	28,888	5,614,672
TransUnion	19,598	1,112,187
Verisk Analytics, Inc.	37,078	6,541,301
Wolters Kluwer NV (Netherlands)	25,769	2,696,347

		36,931,894

Road & Rail — 0.3%
Canadian Pacific Railway Ltd. (Canada)	3,521	262,631
Old Dominion Freight Line, Inc.	7,205	2,044,635

		2,307,266

Semiconductors & Semiconductor Equipment — 6.2%
Advanced Micro Devices, Inc.*	18,291	1,184,708
ASM International NV (Netherlands)	4,900	1,243,300
Enphase Energy, Inc.*	12,742	3,376,120
Entegris, Inc.	63,658	4,175,328
Marvell Technology, Inc.	196,107	7,263,803

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Microchip Technology, Inc.	120,498	$8,464,984
Monolithic Power Systems, Inc.	33,383	11,804,563
SolarEdge Technologies, Inc.*(a)	8,154	2,309,784
Teradyne, Inc.	70,762	6,181,061
Universal Display Corp.	28,100	3,035,924
Wolfspeed, Inc.*(a)	15,347	1,059,557

		50,099,132

Software — 11.9%
Aspen Technology, Inc.*	8,500	1,745,900
Autodesk, Inc.*	6,038	1,128,321
Bentley Systems, Inc. (Class B Stock)(a)	57,650	2,130,744
Black Knight, Inc.*	32,568	2,011,074
Cadence Design Systems, Inc.*	51,833	8,326,453
CCC Intelligent Solutions Holdings, Inc.*	10,200	88,740
Clear Secure, Inc. (Class A Stock)(a)	25,424	697,380
Confluent, Inc. (Class A Stock)*(a)	60,880	1,353,971
Constellation Software, Inc. (Canada)	1,369	2,137,379
Crowdstrike Holdings, Inc. (Class A Stock)*	71,617	7,540,554
CyberArk Software Ltd.*	13,060	1,693,229
DocuSign, Inc.*	60,073	3,329,246
Elastic NV*	23,725	1,221,838
EngageSmart, Inc.*	60,748	1,069,165
Five9, Inc.*	54,672	3,710,042
HashiCorp, Inc. (Class A Stock)*(a)	46,374	1,267,865
HubSpot, Inc.*	13,158	3,804,373
Nice Ltd. (Israel), ADR*(a)	25,245	4,854,613
Palo Alto Networks, Inc.*	48,085	6,709,781
Paycom Software, Inc.*	15,837	4,914,379
Paylocity Holding Corp.*	20,627	4,007,001
Procore Technologies, Inc.*	30,356	1,432,196
Samsara, Inc. (Class A Stock)*	71,750	891,853
ServiceNow, Inc.*	3,238	1,257,218
Smartsheet, Inc. (Class A Stock)*	32,326	1,272,351
Synopsys, Inc.*	34,050	10,871,824
Topicus.com, Inc. (Netherlands)*	1,735	91,094
Tyler Technologies, Inc.*	25,932	8,360,736
Workday, Inc. (Class A Stock)*	14,130	2,364,373
Workiva, Inc.*	33,628	2,823,743
Zoom Video Communications, Inc. (Class A Stock)*	30,317	2,053,674
Zscaler, Inc.*(a)	12,660	1,416,654

		96,577,764

Specialty Retail — 5.4%
AutoZone, Inc.*	1,592	3,926,159
Burlington Stores, Inc.*	18,188	3,687,799
CarMax, Inc.*	17,760	1,081,407
Five Below, Inc.*	7,969	1,409,477
Floor & Decor Holdings, Inc. (Class A Stock)*	55,167	3,841,278
National Vision Holdings, Inc.*	87,696	3,399,097
O’Reilly Automotive, Inc.*	10,744	9,068,258
Petco Health & Wellness Co., Inc.*	151,711	1,438,220
Ross Stores, Inc.	42,240	4,902,797
Tractor Supply Co.	34,956	7,864,051

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Ulta Beauty, Inc.*	5,862	$2,749,688

		43,368,231

Textiles, Apparel & Luxury Goods — 1.7%
Levi Strauss & Co. (Class A Stock)(a)	163,889	2,543,557
Lululemon Athletica, Inc.*	28,064	8,991,145
On Holding AG (Switzerland) (Class A Stock)*	123,451	2,118,419

		13,653,121

Trading Companies & Distributors — 0.6%
Air Lease Corp.	46,437	1,784,109
Fastenal Co.	70,280	3,325,650

		5,109,759

TOTAL COMMON STOCKS (cost $771,793,592)		769,995,068

EXCHANGE-TRADED FUNDS — 3.1%
iShares Core S&P Mid-Cap ETF	17,562	4,248,072
iShares Russell Mid-Cap Growth ETF	81,117	6,781,381
Vanguard Mid-Cap Growth ETF	49,399	8,879,965
Vanguard Mid-Cap Value ETF	33,801	4,571,247

TOTAL EXCHANGE-TRADED FUNDS (cost $31,335,096)		24,480,665

TOTAL LONG-TERM INVESTMENTS (cost $803,128,688)		794,475,733

SHORT-TERM INVESTMENTS — 3.1%
AFFILIATED MUTUAL FUND — 2.0%
PGIM Institutional Money Market Fund (cost $16,461,097; includes $16,456,599 of cash collateral for securities on loan)(b)(wa)	16,468,990	16,460,756

	Shares	Value
UNAFFILIATED FUND — 1.1%
Dreyfus Government Cash Management (Institutional Shares)	8,607,566	$8,607,566

(cost $8,607,566)

TOTAL SHORT-TERM INVESTMENTS (cost $25,068,663)		25,068,322

TOTAL INVESTMENTS—101.5% (cost $828,197,351)		819,544,055
Liabilities in excess of other assets — (1.5)%		(11,714,665)

NET ASSETS — 100.0%		$807,829,390

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $16,113,120; cash collateral of $16,456,599 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$9,227,179	$—	$—
Airlines	1,624,598	—	—
Auto Components	8,077,673	—	—
Banks	12,065,113	—	—
Beverages	5,374,183	—	—
Biotechnology	33,942,244	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Building Products	$16,426,361	$—	$—
Capital Markets	40,552,133	—	—
Chemicals	2,137,200	—	—
Commercial Services & Supplies	25,360,723	—	—
Communications Equipment	8,362,436	—	—
Construction & Engineering	8,255,313	—	—
Construction Materials	8,006,516	—	—
Distributors	9,340,517	—	—
Diversified Consumer Services	2,725,226	—	—
Diversified Financial Services	—	107,958	—
Electrical Equipment	18,077,580	—	—
Electronic Equipment, Instruments & Components	32,855,300	—	—
Energy Equipment & Services	1,215,366	—	—
Entertainment	9,419,601	—	—
Equity Real Estate Investment Trusts (REITs)	7,513,541	—	—
Food & Staples Retailing	3,719,250	—	—
Health Care Equipment & Supplies	48,968,714	—	—
Health Care Providers & Services	21,154,553	—	—
Health Care Technology	2,949,704	—	—
Hotels, Restaurants & Leisure	29,436,799	—	—
Household Durables	2,335,413	—	—
Household Products	1,441,226	—	—
Insurance	16,818,406	—	—
Interactive Media & Services	15,036,235	—	—
Internet & Direct Marketing Retail	1,116,442	—	—
IT Services	20,796,340	—	—
Leisure Products	3,227,382	—	—
Life Sciences Tools & Services	41,836,996	—	—
Machinery	19,369,995	—	—
Media	5,448,459	—	—
Metals & Mining	1,434,120	—	—
Oil, Gas & Consumable Fuels	19,757,514	—	—
Pharmaceuticals	6,433,592	—	—
Professional Services	34,235,547	2,696,347	—
Road & Rail	2,307,266	—	—
Semiconductors & Semiconductor Equipment	48,855,832	1,243,300	—
Software	96,577,764	—	—
Specialty Retail	43,368,231	—	—
Textiles, Apparel & Luxury Goods	13,653,121	—	—
Trading Companies & Distributors	5,109,759	—	—
Exchange-Traded Funds	24,480,665	—	—
Short-Term Investments
Affiliated Mutual Fund	16,460,756	—	—
Unaffiliated Fund	8,607,566	—	—

Total	$815,496,450	$4,047,605	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Software	11.9%
Semiconductors & Semiconductor Equipment	6.2
Health Care Equipment & Supplies	6.1
Specialty Retail	5.4
Life Sciences Tools & Services	5.2

Capital Markets	5.0%
Professional Services	4.6
Biotechnology	4.2
Electronic Equipment, Instruments & Components	4.1
Hotels, Restaurants & Leisure	3.6

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Commercial Services & Supplies	3.1%
Exchange-Traded Funds	3.1
Health Care Providers & Services	2.6
IT Services	2.6
Oil, Gas & Consumable Fuels	2.4
Machinery	2.4
Electrical Equipment	2.2
Insurance	2.1
Affiliated Mutual Fund (2.0% represents investments purchased with collateral from securities on loan)	2.0
Building Products	2.0
Interactive Media & Services	1.9
Textiles, Apparel & Luxury Goods	1.7
Banks	1.5
Entertainment	1.2
Distributors	1.2
Aerospace & Defense	1.1
Unaffiliated Fund	1.1
Communications Equipment	1.0
Construction & Engineering	1.0
Auto Components	1.0
Construction Materials	1.0
Equity Real Estate Investment Trusts (REITs)	0.9

Pharmaceuticals	0.8%
Media	0.7
Beverages	0.7
Trading Companies & Distributors	0.6
Food & Staples Retailing	0.5
Leisure Products	0.4
Health Care Technology	0.4
Diversified Consumer Services	0.3
Household Durables	0.3
Road & Rail	0.3
Chemicals	0.3
Airlines	0.2
Household Products	0.2
Metals & Mining	0.2
Energy Equipment & Services	0.1
Internet & Direct Marketing Retail	0.1
Diversified Financial Services	0.0 *

101.5
Liabilities in excess of other assets	(1.5)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$16,113,120	$(16,113,120)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $16,113,120:
Unaffiliated investments (cost $811,736,254)	$803,083,299
Affiliated investments (cost $16,461,097)	16,460,756
Cash	463,844
Receivable for investments sold	4,917,751
Receivable for Portfolio shares sold	658,297
Dividends receivable	251,306
Tax reclaim receivable	101,644
Prepaid expenses and other assets	32,526

Total Assets	825,969,423

LIABILITIES
Payable to broker for collateral for securities on loan	16,456,599
Payable for investments purchased	883,016
Loan payable	338,000
Management fee payable	249,185
Accrued expenses and other liabilities	88,036
Payable for Portfolio shares purchased	66,146
Payable to affiliate	30,146
Distribution fee payable	27,577
Trustees’ fees payable	791
Affiliated transfer agent fee payable	537

Total Liabilities	18,140,033

NET ASSETS	$807,829,390

Net assets were comprised of:
Partners’ Equity	$807,829,390

Net asset value and redemption price per share, $807,829,390 / 66,862,252 outstanding shares of beneficial interest	$12.08

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $40,992 foreign withholding tax, of which $105 is reimbursable by an affiliate)	$5,724,961
Income from securities lending, net (including affiliated income of $134,137)	157,282
Affiliated dividend income	298

Total income	5,882,541

EXPENSES
Management fee	7,891,353
Distribution fee	2,410,079
Custodian and accounting fees	138,712
Legal fees and expenses	33,362
Audit fee	25,250
Trustees’ fees	23,200
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Shareholders’ reports	7,553
Miscellaneous	52,165

Total expenses	10,589,600
Less: Fee waiver and/or expense reimbursement	(459,824)

Net expenses	10,129,776

NET INVESTMENT INCOME (LOSS)	(4,247,235)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(9,388))	(55,302,563)
In-kind transactions(1)	977,346
Foreign currency transactions	(48,492)

(54,373,709)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,752)	(358,677,648)
Foreign currencies	(943)

(358,678,591)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(413,052,300)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(417,299,535)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(4,247,235)	$(11,576,150)
Net realized gain (loss) on investment and foreign currency transactions	(54,373,709)	302,550,588
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(358,678,591)	(153,690,633)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(417,299,535)	137,283,805

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [13,344,780 and 2,732,749 shares, respectively]	172,718,921	44,465,663
Portfolio shares purchased [23,436,199 and 27,086,525 shares, respectively]	(293,164,206)	(439,586,425)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(120,445,285)	(395,120,762)

TOTAL INCREASE (DECREASE)	(537,744,820)	(257,836,957)
NET ASSETS:
Beginning of year	1,345,574,210	1,603,411,167

End of year	$807,829,390	$1,345,574,210

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.49	$15.83	$11.74	$9.02		$9.43

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.06)	(0.13)	(0.06)	(0.03)		(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.35)	1.79	4.15	2.75		(0.39)

Total from investment operations	(5.41)	1.66	4.09	2.72		(0.41)

Capital Contributions	—	—	—	—	(b)(c)	—	(c)(d)

Net Asset Value, end of year	$12.08	$17.49	$15.83	$11.74		$9.02

Total Return(e)	(30.93)%	10.49%	34.84%	30.16	%(f)	(4.35	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$808	$1,346	$1,603	$1,417		$1,160
Average net assets (in millions)	$964	$1,458	$1,340	$1,378		$1,410
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.04%	1.00%		0.98%
Expenses before waivers and/or expense reimbursement	1.10%	1.08%	1.09%	1.08%		1.08%
Net investment income (loss)	(0.44)%	(0.79)%	(0.49)%	(0.30)%		(0.24)%
Portfolio turnover rate(h)	115%	50%	78%	125%		66%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST MID-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS — 95.9%
Aerospace & Defense — 1.8%
Howmet Aerospace, Inc.	59,333	$2,338,314
L3Harris Technologies, Inc.	8,792	1,830,582
Spirit AeroSystems Holdings, Inc. (Class A Stock)	101,314	2,998,894
Textron, Inc.	58,600	4,148,880

		11,316,670

Airlines — 0.8%
Alaska Air Group, Inc.*	85,139	3,655,869
Delta Air Lines, Inc.*	38,732	1,272,733

		4,928,602

Auto Components — 1.8%
Aptiv PLC*	41,580	3,872,345
BorgWarner, Inc.	92,300	3,715,075
Lear Corp.	11,142	1,381,831
Visteon Corp.*	17,711	2,317,130

		11,286,381

Banks — 4.5%
Cadence Bank(a)	140,662	3,468,725
Comerica, Inc.	22,281	1,489,485
East West Bancorp, Inc.	19,153	1,262,183
Huntington Bancshares, Inc.(a)	103,000	1,452,300
M&T Bank Corp.	13,011	1,887,376
Prosperity Bancshares, Inc.	67,206	4,884,532
Signature Bank	8,897	1,025,112
SVB Financial Group*	7,267	1,672,427
Umpqua Holdings Corp.	101,923	1,819,326
Western Alliance Bancorp	56,686	3,376,218
Zions Bancorp NA	109,488	5,382,430

		27,720,114

Beverages — 0.3%
Coca-Cola Europacific Partners PLC (United Kingdom)	30,231	1,672,379

Building Products — 2.6%
Builders FirstSource, Inc.*	61,727	4,004,848
Carrier Global Corp.	34,500	1,423,125
Fortune Brands Innovations, Inc.	58,494	3,340,592
Johnson Controls International PLC	53,686	3,435,904
Masco Corp.(a)	35,761	1,668,966
Owens Corning	26,500	2,260,450

		16,133,885

Capital Markets — 2.7%
Bank of New York Mellon Corp. (The)	77,300	3,518,696
Cboe Global Markets, Inc.	13,709	1,720,068
Evercore, Inc. (Class A Stock)	12,289	1,340,484
Invesco Ltd.	57,569	1,035,667
Northern Trust Corp.	18,447	1,632,375
Raymond James Financial, Inc.	27,118	2,897,558
State Street Corp.	18,614	1,443,888
T. Rowe Price Group, Inc.(a)	19,700	2,148,482
TPG, Inc.(a)	33,978	945,608

		16,682,826

	Shares	Value
COMMON STOCKS (continued)
Chemicals — 4.7%
Ashland, Inc.	16,764	$1,802,633
Axalta Coating Systems Ltd.*	72,868	1,855,948
Celanese Corp.	43,504	4,447,849
Corteva, Inc.	53,102	3,121,335
DuPont de Nemours, Inc.(a)	36,149	2,480,906
Eastman Chemical Co.	29,189	2,377,152
FMC Corp.	24,226	3,023,405
International Flavors & Fragrances, Inc.	17,599	1,845,079
RPM International, Inc.	25,300	2,465,485
Valvoline, Inc.	80,063	2,614,057
Westlake Corp.(a)	27,400	2,809,596

		28,843,445

Commercial Services & Supplies — 1.1%
Clean Harbors, Inc.*	27,789	3,171,281
GFL Environmental, Inc. (Canada)(a)	43,369	1,267,676
Republic Services, Inc.	19,965	2,575,285

		7,014,242

Communications Equipment — 1.9%
F5, Inc.*	28,500	4,090,035
Lumentum Holdings, Inc.*	56,019	2,922,511
Motorola Solutions, Inc.	17,159	4,422,046

		11,434,592

Construction & Engineering — 0.3%
Quanta Services, Inc.(a)	11,005	1,568,213

Construction Materials — 0.3%
Vulcan Materials Co.	9,521	1,667,222

Consumer Finance — 0.5%
Discover Financial Services	11,362	1,111,544
SLM Corp.	130,261	2,162,333

		3,273,877

Containers & Packaging — 3.5%
AptarGroup, Inc.	28,100	3,090,438
Avery Dennison Corp.	26,158	4,734,598
Berry Global Group, Inc.	32,680	1,974,852
Crown Holdings, Inc.	54,851	4,509,301
Graphic Packaging Holding Co.	102,560	2,281,960
Packaging Corp. of America	24,500	3,133,795
Westrock Co.	56,971	2,003,100

		21,728,044

Distributors — 0.5%
LKQ Corp.	63,065	3,368,302

Diversified Financial Services — 1.5%
Element Fleet Management Corp. (Canada)	25,787	351,381
Equitable Holdings, Inc.	89,652	2,573,012
Voya Financial, Inc.(a)	97,560	5,998,965

		8,923,358

Electric Utilities — 2.6%
Alliant Energy Corp.	61,700	3,406,457
Edison International	22,422	1,426,487
Eversource Energy	22,377	1,876,088

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST MID-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (cont’d.)
PG&E Corp.*	242,346	$3,940,546
Pinnacle West Capital Corp.	26,504	2,015,364
Xcel Energy, Inc.	50,400	3,533,544

		16,198,486

Electrical Equipment — 1.6%
Eaton Corp. PLC	20,120	3,157,834
Hubbell, Inc.	11,800	2,769,224
Regal Rexnord Corp.	18,064	2,167,319
Sensata Technologies Holding PLC(a)	37,541	1,515,905

		9,610,282

Electronic Equipment, Instruments & Components — 2.8%
Amphenol Corp. (Class A Stock)	44,000	3,350,160
Corning, Inc.	52,621	1,680,715
Flex Ltd.*	271,738	5,831,498
National Instruments Corp.	86,346	3,186,167
TE Connectivity Ltd. (Switzerland)	14,434	1,657,023
Zebra Technologies Corp. (Class A Stock)*	6,702	1,718,460

		17,424,023

Energy Equipment & Services — 0.3%
Halliburton Co.	42,586	1,675,759

Entertainment — 0.6%
Electronic Arts, Inc.	11,448	1,398,717
Live Nation Entertainment, Inc.*	32,500	2,266,550

		3,665,267

Equity Real Estate Investment Trusts (REITs) — 6.7%
Alexandria Real Estate Equities, Inc.	29,100	4,238,997
American Homes 4 Rent (Class A Stock)	64,700	1,950,058
Brixmor Property Group, Inc.	79,862	1,810,472
Camden Property Trust	22,700	2,539,676
Equity LifeStyle Properties, Inc.	46,700	3,016,820
Essex Property Trust, Inc.	5,600	1,186,752
Gaming & Leisure Properties, Inc.	70,732	3,684,430
Host Hotels & Resorts, Inc.	89,695	1,439,605
Lamar Advertising Co. (Class A Stock)	37,900	3,577,760
Life Storage, Inc.	22,066	2,173,501
Mid-America Apartment Communities, Inc.	6,757	1,060,781
National Retail Properties, Inc.	76,000	3,477,760
Ryman Hospitality Properties, Inc.	30,665	2,507,784
Spirit Realty Capital, Inc.	29,566	1,180,570
STAG Industrial, Inc.(a)	32,807	1,059,994
Sun Communities, Inc.	13,512	1,932,216
VICI Properties, Inc.(a)	85,848	2,781,475
WP Carey, Inc.(a)	22,562	1,763,220

		41,381,871

Food & Staples Retailing — 1.9%
Albertson’s Cos., Inc. (Class A Stock)(a)	73,377	1,521,839
Performance Food Group Co.*	23,261	1,358,210
Sysco Corp.	60,100	4,594,645

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (cont’d.)
US Foods Holding Corp.*	129,007	$4,388,818

		11,863,512

Food Products — 1.6%
Archer-Daniels-Midland Co.	8,000	742,800
Ingredion, Inc.	24,639	2,412,897
J.M. Smucker Co. (The)	12,195	1,932,420
Kellogg Co.(a)	22,831	1,626,480
Tyson Foods, Inc. (Class A Stock)	50,300	3,131,175

		9,845,772

Gas Utilities — 0.2%
Atmos Energy Corp.	9,416	1,055,251

Health Care Equipment & Supplies — 2.8%
Cooper Cos., Inc. (The)	11,025	3,645,637
DENTSPLY SIRONA, Inc.	42,888	1,365,554
Hologic, Inc.*	62,352	4,664,553
Integra LifeSciences Holdings Corp.*	61,444	3,445,165
Teleflex, Inc.	3,363	839,506
Zimmer Biomet Holdings, Inc.	27,365	3,489,037

		17,449,452

Health Care Providers & Services — 3.3%
AmerisourceBergen Corp.	16,550	2,742,500
Encompass Health Corp.	58,679	3,509,591
Laboratory Corp. of America Holdings	7,772	1,830,151
Molina Healthcare, Inc.*	17,707	5,847,205
Quest Diagnostics, Inc.	27,700	4,333,388
Universal Health Services, Inc. (Class B Stock)	15,338	2,160,971

		20,423,806

Hotels, Restaurants & Leisure — 2.8%
Aramark	52,616	2,175,145
Darden Restaurants, Inc.	10,000	1,383,300
Denny’s Corp.*	225,646	2,078,200
Hilton Worldwide Holdings, Inc.	20,700	2,615,652
Hyatt Hotels Corp. (Class A Stock)*	13,355	1,207,960
International Game Technology PLC(a)	85,136	1,930,885
Wendy’s Co. (The)	96,542	2,184,745
Yum! Brands, Inc.	31,000	3,970,480

		17,546,367

Household Durables — 1.3%
Lennar Corp. (Class A Stock)	29,283	2,650,112
Newell Brands, Inc.(a)	230,752	3,018,236
Toll Brothers, Inc.	50,321	2,512,024

		8,180,372

Independent Power & Renewable Electricity Producers — 0.5%
AES Corp. (The)	102,534	2,948,878

Insurance — 8.0%
Aegon NV (Netherlands)(a)	887,054	4,470,752
Allstate Corp. (The)	19,100	2,589,960
American Financial Group, Inc.	23,400	3,212,352
American International Group, Inc.	31,286	1,978,527
Arthur J. Gallagher & Co.	15,219	2,869,390
Assurant, Inc.	18,113	2,265,212

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST MID-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
Cincinnati Financial Corp.	11,446	$1,171,956
Everest Re Group Ltd.	19,913	6,596,579
Hanover Insurance Group, Inc. (The)(a)	26,015	3,515,407
Hartford Financial Services Group, Inc. (The)	50,395	3,821,453
Kemper Corp.	96,109	4,728,563
Old Republic International Corp.(a)	127,000	3,067,050
Progressive Corp. (The)	33,600	4,358,256
W.R. Berkley Corp.	31,400	2,278,698
Willis Towers Watson PLC(a)	10,766	2,633,148

		49,557,303

Interactive Media & Services — 0.1%
Cargurus, Inc.*(a)	61,048	855,283

IT Services — 2.6%
Amdocs Ltd.	25,217	2,292,225
DXC Technology Co.*	79,800	2,114,700
Genpact Ltd.	79,600	3,687,072
Global Payments, Inc.	43,642	4,334,524
Maximus, Inc.	50,500	3,703,165

		16,131,686

Leisure Products — 0.6%
Brunswick Corp.	27,202	1,960,720
Mattel, Inc.*	80,771	1,440,955

		3,401,675

Life Sciences Tools & Services — 1.3%
Agilent Technologies, Inc.	11,263	1,685,508
ICON PLC*	8,014	1,556,720
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	29,524	422,488
PerkinElmer, Inc.	13,818	1,937,560
Syneos Health, Inc.*	73,251	2,686,847

		8,289,123

Machinery — 6.8%
AGCO Corp.	29,100	4,035,879
Esab Corp.	49,587	2,326,622
Ingersoll Rand, Inc.	34,172	1,785,487
ITT, Inc.	19,005	1,541,306
John Bean Technologies Corp.	27,856	2,544,088
Lincoln Electric Holdings, Inc.	15,100	2,181,799
Middleby Corp. (The)*	51,050	6,835,595
Oshkosh Corp.	28,500	2,513,415
PACCAR, Inc.	21,484	2,126,271
Parker-Hannifin Corp.	9,450	2,749,950
Stanley Black & Decker, Inc.	16,963	1,274,261
Toro Co. (The)	34,400	3,894,080
Westinghouse Air Brake Technologies Corp.	49,400	4,930,614
Xylem, Inc.	26,500	2,930,105

		41,669,472

Media — 0.2%
Liberty Broadband Corp. (Class C Stock)*	16,756	1,277,980

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining — 1.1%
Franco-Nevada Corp. (Canada)	21,900	$2,988,912
Reliance Steel & Aluminum Co.	10,700	2,166,108
Steel Dynamics, Inc.	16,200	1,582,740

		6,737,760

Multiline Retail — 0.3%
Dollar Tree, Inc.*	13,563	1,918,351

Multi-Utilities — 1.4%
CenterPoint Energy, Inc.	66,319	1,988,907
CMS Energy Corp.	34,726	2,199,197
Public Service Enterprise Group, Inc.	39,671	2,430,642
Sempra Energy	14,083	2,176,387

		8,795,133

Oil, Gas & Consumable Fuels — 4.7%
Chesapeake Energy Corp.	14,597	1,377,519
Coterra Energy, Inc.	117,000	2,874,690
Devon Energy Corp.	81,661	5,022,968
Diamondback Energy, Inc.	36,136	4,942,682
Hess Corp.	22,925	3,251,223
Marathon Oil Corp.	120,056	3,249,916
Pioneer Natural Resources Co.	12,199	2,786,130
Plains GP Holdings LP (Class A Stock)*(a)	119,040	1,480,858
Targa Resources Corp.	27,318	2,007,873
Valero Energy Corp.	15,768	2,000,328

		28,994,187

Pharmaceuticals — 0.2%
Organon & Co.	41,623	1,162,530

Professional Services — 2.7%
Dun & Bradstreet Holdings, Inc.(a)	80,229	983,607
KBR, Inc.	65,836	3,476,141
Leidos Holdings, Inc.	91,683	9,644,135
ManpowerGroup, Inc.	27,400	2,279,954

		16,383,837

Real Estate Management & Development — 0.2%
Jones Lang LaSalle, Inc.*	8,345	1,329,943

Road & Rail — 1.2%
J.B. Hunt Transport Services, Inc.	12,200	2,127,192
Knight-Swift Transportation Holdings, Inc.	27,226	1,426,915
Landstar System, Inc.	14,900	2,427,210
RXO, Inc.*	24,311	418,149
XPO, Inc.*(a)	31,721	1,055,992

		7,455,458

Semiconductors & Semiconductor Equipment — 2.3%
Marvell Technology, Inc.	42,463	1,572,830
MKS Instruments, Inc.(a)	71,702	6,075,310
NXP Semiconductors NV (China)	13,222	2,089,473
ON Semiconductor Corp.*	30,109	1,877,898
Skyworks Solutions, Inc.	30,800	2,806,804

		14,422,315

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST MID-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Software — 0.5%
Black Knight, Inc.*	17,612	$1,087,541
Check Point Software Technologies Ltd. (Israel)*	7,880	994,141
Verint Systems, Inc.*	19,568	709,927

		2,791,609

Specialty Retail — 1.4%
Monro, Inc.(a)	47,362	2,140,762
Ross Stores, Inc.	47,410	5,502,879
Urban Outfitters, Inc.*	36,859	879,087

		8,522,728

Technology Hardware, Storage & Peripherals — 0.7%
Hewlett Packard Enterprise Co.	143,000	2,282,280
Seagate Technology Holdings PLC(a)	17,254	907,733
Western Digital Corp.*	35,000	1,104,250

		4,294,263

Textiles, Apparel & Luxury Goods — 1.1%
PVH Corp.	19,776	1,395,988
Skechers USA, Inc. (Class A Stock)*	45,746	1,919,045
Steven Madden Ltd.	100,196	3,202,264

		6,517,297

Trading Companies & Distributors — 0.7%
AerCap Holdings NV (Ireland)*(a)	65,078	3,795,349
United Rentals, Inc.*	2,100	746,382

		4,541,731

TOTAL COMMON STOCKS (cost $574,050,754)		591,880,914

EXCHANGE-TRADED FUNDS — 3.2%
iShares Russell Mid-Cap Value ETF(a)	70,984	7,477,455
Vanguard Mid-Cap Value ETF	89,630	12,121,561

TOTAL EXCHANGE-TRADED FUNDS (cost $19,430,141)		19,599,016

PREFERRED STOCK — 0.2%
Household Products
Henkel AG & Co. KGaA (Germany) (PRFC)	15,822	1,096,667

(cost $1,392,027)
TOTAL LONG-TERM INVESTMENTS (cost $594,872,922)		612,576,597

	Shares	Value

SHORT-TERM INVESTMENTS — 8.7%
AFFILIATED MUTUAL FUND — 8.5%
PGIM Institutional Money Market Fund (cost $52,606,394; includes $52,404,765 of cash collateral for securities on loan)(b)(wa)	52,638,136	$52,611,817

UNAFFILIATED FUNDS — 0.2%
Dreyfus Government Cash Management (Institutional Shares)	459,911	459,911
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Shares)	619,589	619,589

TOTAL UNAFFILIATED FUNDS (cost $1,079,500)		1,079,500

TOTAL SHORT-TERM INVESTMENTS (cost $53,685,894)		53,691,317

TOTAL INVESTMENTS—108.0% (cost $648,558,816)		666,267,914

Liabilities in excess of other assets — (8.0)%		(49,141,654)

NET ASSETS — 100.0%		$617,126,260

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $50,897,902; cash collateral of $52,404,765 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST MID-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$11,316,670	$—	$—
Airlines	4,928,602	—	—
Auto Components	11,286,381	—	—
Banks	27,720,114	—	—
Beverages	1,672,379	—	—
Building Products	16,133,885	—	—
Capital Markets	16,682,826	—	—
Chemicals	28,843,445	—	—
Commercial Services & Supplies	7,014,242	—	—
Communications Equipment	11,434,592	—	—
Construction & Engineering	1,568,213	—	—
Construction Materials	1,667,222	—	—
Consumer Finance	3,273,877	—	—
Containers & Packaging	21,728,044	—	—
Distributors	3,368,302	—	—
Diversified Financial Services	8,923,358	—	—
Electric Utilities	16,198,486	—	—
Electrical Equipment	9,610,282	—	—
Electronic Equipment, Instruments & Components	17,424,023	—	—
Energy Equipment & Services	1,675,759	—	—
Entertainment	3,665,267	—	—
Equity Real Estate Investment Trusts (REITs)	41,381,871	—	—
Food & Staples Retailing	11,863,512	—	—
Food Products	9,845,772	—	—
Gas Utilities	1,055,251	—	—
Health Care Equipment & Supplies	17,449,452	—	—
Health Care Providers & Services	20,423,806	—	—
Hotels, Restaurants & Leisure	17,546,367	—	—
Household Durables	8,180,372	—	—
Independent Power & Renewable Electricity Producers	2,948,878	—	—
Insurance	49,557,303	—	—
Interactive Media & Services	855,283	—	—
IT Services	16,131,686	—	—
Leisure Products	3,401,675	—	—
Life Sciences Tools & Services	8,289,123	—	—
Machinery	41,669,472	—	—
Media	1,277,980	—	—
Metals & Mining	6,737,760	—	—
Multiline Retail	1,918,351	—	—
Multi-Utilities	8,795,133	—	—
Oil, Gas & Consumable Fuels	28,994,187	—	—
Pharmaceuticals	1,162,530	—	—
Professional Services	16,383,837	—	—
Real Estate Management & Development	1,329,943	—	—
Road & Rail	7,455,458	—	—
Semiconductors & Semiconductor Equipment	14,422,315	—	—
Software	2,791,609	—	—
Specialty Retail	8,522,728	—	—
Technology Hardware, Storage & Peripherals	4,294,263	—	—
Textiles, Apparel & Luxury Goods	6,517,297	—	—
Trading Companies & Distributors	4,541,731	—	—
Exchange-Traded Funds	19,599,016	—	—
Preferred Stock
Household Products	—	1,096,667	—

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST MID-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Fund	$52,611,817	$—	$—
Unaffiliated Funds	1,079,500	—	—

Total	$665,171,247	$1,096,667	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Fund (8.5% represents investments purchased with collateral from securities on loan)	8.5%
Insurance	8.0
Machinery	6.8
Equity Real Estate Investment Trusts (REITs)	6.7
Oil, Gas & Consumable Fuels	4.7
Chemicals	4.7
Banks	4.5
Containers & Packaging	3.5
Health Care Providers & Services	3.3
Exchange-Traded Funds	3.2
Hotels, Restaurants & Leisure	2.8
Health Care Equipment & Supplies	2.8
Electronic Equipment, Instruments & Components	2.8
Capital Markets	2.7
Professional Services	2.7
Electric Utilities	2.6
Building Products	2.6
IT Services	2.6
Semiconductors & Semiconductor Equipment	2.3
Food & Staples Retailing	1.9
Communications Equipment	1.9
Aerospace & Defense	1.8
Auto Components	1.8
Food Products	1.6
Electrical Equipment	1.6
Diversified Financial Services	1.5
Multi-Utilities	1.4
Specialty Retail	1.4
Life Sciences Tools & Services	1.3
Household Durables	1.3

Road & Rail	1.2%
Commercial Services & Supplies	1.1
Metals & Mining	1.1
Textiles, Apparel & Luxury Goods	1.1
Airlines	0.8
Trading Companies & Distributors	0.7
Technology Hardware, Storage & Peripherals	0.7
Entertainment	0.6
Leisure Products	0.6
Distributors	0.5
Consumer Finance	0.5
Independent Power & Renewable Electricity Producers	0.5
Software	0.5
Multiline Retail	0.3
Energy Equipment & Services	0.3
Beverages	0.3
Construction Materials	0.3
Construction & Engineering	0.3
Real Estate Management & Development	0.2
Media	0.2
Pharmaceuticals	0.2
Household Products	0.2
Unaffiliated Funds	0.2
Gas Utilities	0.2
Interactive Media & Services	0.1

108.0
Liabilities in excess of other assets	(8.0)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$50,897,902	$(50,897,902)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $50,897,902:
Unaffiliated investments (cost $595,952,422)	$613,656,097
Affiliated investments (cost $52,606,394)	52,611,817
Receivable for investments sold	5,648,036
Dividends receivable	1,349,914
Tax reclaim receivable	69,030
Receivable from affiliate	209
Prepaid expenses and other assets	14,848

Total Assets	673,349,951

LIABILITIES
Payable to broker for collateral for securities on loan	52,404,765
Payable for Portfolio shares purchased	1,619,050
Payable for investments purchased	1,087,919
Payable to custodian	576,186
Accrued expenses and other liabilities	277,438
Management fee payable	227,740
Distribution fee payable	21,237
Payable to affiliate	8,169
Trustees’ fees payable	650
Affiliated transfer agent fee payable	537

Total Liabilities	56,223,691

NET ASSETS	$617,126,260

Net assets were comprised of:
Partners’ Equity	$617,126,260

Net asset value and redemption price per share, $617,126,260 / 14,442,436 outstanding shares of beneficial interest	$42.73

STATEMENT OF OPERATIONS Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $42,162 foreign withholding tax, of which $496 is reimbursable by an affiliate)	$14,071,096
Income from securities lending, net (including affiliated income of $88,427)	90,603
Interest income	27,172
Affiliated dividend income	260

Total income	14,189,131

EXPENSES
Management fee	5,181,118
Distribution fee	1,789,866
Custodian and accounting fees	146,415
Audit fee	27,500
Legal fees and expenses	25,733
Trustees’ fees	19,390
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Shareholders’ reports	5,942
Miscellaneous	44,627

Total expenses	7,248,517
Less: Fee waiver and/or expense reimbursement	(297,284)

Net expenses	6,951,233

NET INVESTMENT INCOME (LOSS)	7,237,898

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $15,154)	46,163,656
In-kind transactions(1)	852,153
Foreign currency transactions	(326)

47,015,483

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $5,423)	(125,358,403)
Foreign currencies	(49)

(125,358,452)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(78,342,969)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(71,105,071)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$7,237,898	$7,097,983
Net realized gain (loss) on investment and foreign currency transactions	47,015,483	346,007,974
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(125,358,452)	(59,483,262)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(71,105,071)	293,622,695

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,718,804 and 505,816 shares, respectively]	72,803,172	20,845,337
Portfolio shares issued in merger [0 and 8,520,487 shares, respectively]	—	329,231,610
Portfolio shares purchased [6,707,939 and 12,624,351 shares, respectively]	(284,808,235)	(541,880,473)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(212,005,063)	(191,803,526)

TOTAL INCREASE (DECREASE)	(283,110,134)	101,819,169
NET ASSETS:
Beginning of year	900,236,394	798,417,225

End of year	$617,126,260	$900,236,394

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$46.33	$34.67	$35.30	$29.16		$34.91

Income (Loss) From Investment Operations:
Net investment income (loss)	0.44	0.30	0.36	0.51		0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.04)	11.36	(0.99)	5.63		(6.18)

Total from investment operations	(3.60)	11.66	(0.63)	6.14		(5.75)

Capital Contributions	—	—	—	—	(b)(c)	—	(c)(d)

Net Asset Value, end of year	$42.73	$46.33	$34.67	$35.30		$29.16

Total Return(e)	(7.77)%	33.63%	(1.78)%	21.01	%(f)	(16.47	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$617	$900	$798	$849		$715
Average net assets (in millions)	$716	$987	$667	$821		$922
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.97%	0.97%	1.01%	1.00%		0.99%
Expenses before waivers and/or expense reimbursement	1.01%	0.99%	1.01%	1.00%		0.99%
Net investment income (loss)	1.01%	0.72%	1.25%	1.54%		1.25%
Portfolio turnover rate(h)	38%	119%	49%	18%		20%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENTS — 93.5%
AFFILIATED MUTUAL FUNDS — 10.8%
AST High Yield Portfolio*	303,826	$3,339,047
AST Large-Cap Core Portfolio*	209,894	5,352,292
PGIM Select Real Estate Fund (Class R6)	191,806	2,144,386

TOTAL AFFILIATED MUTUAL FUNDS (cost $10,548,715)(wd)		10,835,725

COMMON STOCKS — 22.7%
Aerospace & Defense — 0.1%
Aselsan Elektronik Sanayi Ve Ticaret A/S (Turkey)	24,183	80,284

Air Freight & Logistics — 0.1%
Deutsche Post AG (Germany)	1,380	51,649

Auto Components — 0.0%
Hankook Tire & Technology Co. Ltd. (South Korea)	1,899	46,894

Automobiles — 0.3%
Astra International Tbk PT (Indonesia)	127,500	46,659
Bayerische Motoren Werke AG (Germany)	665	58,876
Hyundai Motor Co. (South Korea)	375	44,881
Kia Corp. (South Korea)	973	45,780
Stellantis NV	3,813	54,184
Volkswagen AG (Germany)	38	5,961

		256,341

Banks — 2.6%
Agricultural Bank of China Ltd. (China) (Class H Stock)	189,000	64,656
Akbank TAS (Turkey)	61,194	63,940
Banco do Brasil SA (Brazil)	15,100	97,688
Barclays PLC (United Kingdom)	50,105	95,340
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	242,000	107,091
China Construction Bank Corp. (China) (Class H Stock)	95,000	59,412
Haci Omer Sabanci Holding A/S (Turkey)	30,058	72,557
Hana Financial Group, Inc. (South Korea)	3,196	106,424
HSBC Holdings PLC (United Kingdom)	5,200	32,227
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	112,000	57,444
Industrial Bank of Korea (South Korea)	52,127	405,132
Intesa Sanpaolo SpA (Italy)	45,142	100,008
KB Financial Group, Inc. (South Korea)	2,620	100,379
Lloyds Banking Group PLC (United Kingdom)	106,680	58,217
Mediobanca Banca di Credito Finanziario SpA (Italy)	10,084	96,898
NatWest Group PLC (United Kingdom)	19,213	61,275
Oversea-Chinese Banking Corp. Ltd. (Singapore)	6,000	54,576
Shinhan Financial Group Co. Ltd. (South Korea)	3,264	90,868
Standard Chartered PLC (United Kingdom)	5,994	44,706

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Turkiye Is Bankasi A/S (Turkey) (Class C Stock)	13,877	$9,499
UniCredit SpA (Italy)	26,068	369,894
Woori Financial Group, Inc. (South Korea)	49,533	452,500

		2,600,731

Beverages — 0.1%
Diageo PLC (United Kingdom)	1,334	58,392

Biotechnology — 0.1%
Genmab A/S (Denmark)*	124	52,427

Capital Markets — 0.8%
Deutsche Bank AG (Germany)	6,027	67,753
Korea Investment Holdings Co. Ltd. (South Korea)	2,225	94,425
Meritz Securities Co. Ltd. (South Korea)	48,792	242,995
Mirae Asset Securities Co. Ltd. (South Korea)	25,116	121,348
NH Investment & Securities Co. Ltd. (South Korea)	13,657	95,046
Partners Group Holding AG (Switzerland)	47	41,618
Samsung Securities Co. Ltd. (South Korea)	4,287	106,995
UBS Group AG (Switzerland)	3,500	65,052

		835,232

Chemicals — 0.4%
ICL Group Ltd. (Israel)	31,631	228,548
PhosAgro PJSC (Russia)^	1,182	—
PhosAgro PJSC (Russia), GDR MOEX^	22	—
PhosAgro PJSC (Russia), GDR XLON^	1	—
Sasol Ltd. (South Africa)	6,222	99,295
Yara International ASA (Brazil)	1,289	56,609

		384,452

Communications Equipment — 0.0%
Accton Technology Corp. (Taiwan)	6,000	45,563

Construction Materials — 0.0%
James Hardie Industries PLC, CDI	2,077	37,382

Containers & Packaging — 0.1%
Klabin SA (Brazil), UTS	25,600	96,709

Diversified Financial Services — 0.1%
Investor AB (Sweden) (Class A Stock)	594	11,051
Meritz Financial Group, Inc. (South Korea)	3,381	115,414
Mitsubishi HC Capital, Inc. (Japan)	700	3,443

		129,908

Diversified Telecommunication Services — 0.7%
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	51,366	88,119
Deutsche Telekom AG (Germany)	2,746	54,636

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services (cont’d.)
Hellenic Telecommunications Organization SA (Greece)	22,602	$353,023
Nippon Telegraph & Telephone Corp. (Japan)	2,900	82,704
Spark New Zealand Ltd. (New Zealand)	17,003	58,214
Telefonica Deutschland Holding AG (Germany)	18,240	44,798
Telenor ASA (Norway)	4,836	45,183

		726,677

Electric Utilities — 0.4%
Centrais Eletricas Brasileiras SA (Brazil)	400	3,179
CEZ A/S (Czech Republic)	1,642	55,840
CPFL Energia SA (Brazil)	4,400	27,653
Endesa SA (Spain)	1,710	32,228
Enel SpA (Italy)	6,749	36,297
Energisa SA (Brazil), UTS	6,200	51,933
Equatorial Energia SA (Brazil)	9,700	49,684
Fortum OYJ (Finland)	3,360	55,958
Iberdrola SA (Spain)	5,080	59,301
Red Electrica Corp. SA (Spain)	3,341	58,094

		430,167

Electronic Equipment, Instruments & Components — 0.5%
AUO Corp. (Taiwan)	105,800	51,397
Foxconn Technology Co. Ltd. (Taiwan)	19,000	32,013
Hon Hai Precision Industry Co. Ltd. (Taiwan)	16,000	51,860
Innolux Corp. (Taiwan)	145,125	52,164
Nan Ya Printed Circuit Board Corp. (Taiwan)	7,000	51,437
Synnex Technology International Corp. (Taiwan)	36,000	69,169
Unimicron Technology Corp. (Taiwan)	11,000	42,704
WPG Holdings Ltd. (Taiwan)	49,000	76,515
Zhen Ding Technology Holding Ltd. (Taiwan)	14,000	47,623

		474,882

Entertainment — 0.1%
Capcom Co. Ltd. (Japan)	1,800	57,457
Nintendo Co. Ltd. (Japan)	1,000	42,046

		99,503

Equity Real Estate Investment Trusts (REITs) — 0.2%
Covivio (France)	959	56,925
Gecina SA (France)	46	4,686
Klepierre SA (France)*	2,728	62,964
RioCan Real Estate Investment Trust (Canada)	3,400	53,059
Unibail-Rodamco-Westfield (France)*	1,024	53,531

		231,165

Food & Staples Retailing — 1.2%
Alimentation Couche-Tard, Inc. (Canada)	200	8,789

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (cont’d.)
BIM Birlesik Magazalar A/S (Turkey)	7,544	$55,131
Cencosud SA (Chile)	67,931	111,830
Empire Co. Ltd. (Canada) (Class A Stock)	3,600	94,812
George Weston Ltd. (Canada)	1,000	124,069
Jeronimo Martins SGPS SA (Portugal)	4,454	96,365
Koninklijke Ahold Delhaize NV (Netherlands)	4,573	131,480
Loblaw Cos. Ltd. (Canada)	5,400	477,465
Metro, Inc. (Canada)	1,300	71,980

		1,171,921

Food Products — 0.1%
JBS SA	10,800	45,125
WH Group Ltd. (Hong Kong), 144A	98,000	57,157

		102,282

Gas Utilities — 0.1%
Enagas SA (Spain)	2,969	49,370
Naturgy Energy Group SA (Spain)	1,983	51,536

		100,906

Health Care Equipment & Supplies — 0.2%
Hartalega Holdings Bhd (Malaysia)	239,700	92,569
Sri Trang Gloves Thailand PCL (Thailand)(a)	76,800	22,163
Top Glove Corp. Bhd (Malaysia)*	256,000	52,623

		167,355

Hotels, Restaurants & Leisure — 0.5%
Lottery Corp. Ltd. (The) (Australia)*	17,160	52,305
OPAP SA (Greece)	34,384	486,457

		538,762

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)	8,742	41,755
Berkeley Group Holdings PLC (United Kingdom)	1,361	62,047
Persimmon PLC (United Kingdom)	4,416	64,750
Taylor Wimpey PLC (United Kingdom)	48,291	59,142

		227,694

Household Products — 0.1%
Reckitt Benckiser Group PLC (United Kingdom)	768	53,235

Independent Power & Renewable Electricity Producers — 0.1%
Engie Brasil Energia SA (Brazil)	6,800	48,829

Industrial Conglomerates — 0.6%
CITIC Ltd. (China)	24,000	25,235
CK Hutchison Holdings Ltd. (United Kingdom)	8,500	50,922
GS Holdings Corp. (South Korea)	1,638	56,843
Industries Qatar QSC (Qatar)	23,372	82,497
Jardine Matheson Holdings Ltd. (Hong Kong)	1,100	55,958
KOC Holding A/S (Turkey)	41,595	186,610

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates (cont’d.)
Mytilineos SA (Greece)	2,662	$57,834
Turkiye Sise ve Cam Fabrikalari A/S (Turkey)	50,325	115,087

		630,986

Insurance — 0.9%
Aegon NV (Netherlands)	12,840	65,056
Ageas SA/NV (Belgium)	1,260	55,909
Assicurazioni Generali SpA (Italy)	3,280	58,327
Aviva PLC (United Kingdom)	18,916	100,343
AXA SA (France)	3,718	103,567
DB Insurance Co. Ltd. (South Korea)	1,221	63,290
Hannover Rueck SE (Germany)	286	56,430
Meritz Fire & Marine Insurance Co. Ltd. (South Korea)	2,732	108,164
NN Group NV (Netherlands)	2,642	108,037
Phoenix Group Holdings PLC (United Kingdom)	7,524	55,117
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	58,000	54,839
Poste Italiane SpA (Italy), 144A	5,115	49,904
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	352	55,700

		934,683

IT Services — 1.3%
Fujitsu Ltd. (Japan)	900	119,986
HCL Technologies Ltd. (India)	20,480	256,838
Infosys Ltd. (India)	2,827	51,540
Itochu Techno-Solutions Corp. (Japan)	2,100	48,711
Mphasis Ltd. (India)	3,237	77,099
NEC Corp. (Japan)	2,700	94,687
Nomura Research Institute Ltd. (Japan)	4,600	109,360
NTT Data Corp. (Japan)	6,500	94,723
Obic Co. Ltd. (Japan)	400	58,724
Otsuka Corp. (Japan)	3,100	97,713
SCSK Corp. (Japan)	6,400	96,875
Tata Consultancy Services Ltd. (India)	2,297	90,334
Tech Mahindra Ltd. (India)	3,816	46,798
TIS, Inc. (Japan)	3,500	91,986

		1,335,374

Machinery — 0.0%
Atlas Copco AB (Sweden) (Class B Stock)	1,824	19,462
Schindler Holding AG (Switzerland)	15	2,705

		22,167

Marine — 0.9%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	4	8,815
AP Moller - Maersk A/S (Denmark) (Class B Stock)	161	360,415
Evergreen Marine Corp. Taiwan Ltd. (Taiwan)	11,400	60,252
Nippon Yusen KK (Japan)	2,700	63,668
Orient Overseas International Ltd. (Hong Kong)	1,500	27,035

	Shares	Value
COMMON STOCKS (continued)
Marine (cont’d.)
SITC International Holdings Co. Ltd. (China)	140,000	$310,302
Wan Hai Lines Ltd. (Taiwan)	24,890	64,691
Yang Ming Marine Transport Corp. (Taiwan)	27,000	57,354

		952,532

Media — 0.1%
Publicis Groupe SA (France)	827	52,831
Vivendi SE (France)	4,985	47,621

		100,452

Metals & Mining — 2.1%
African Rainbow Minerals Ltd. (South Africa)	5,777	97,617
Alrosa PJSC (Russia)*^	43,840	—
Anglo American Platinum Ltd. (South Africa)	546	45,567
Anglo American PLC (South Africa)	657	25,728
ArcelorMittal SA (Luxembourg)	2,428	64,056
BHP Group Ltd. (Australia)	3,873	119,974
BlueScope Steel Ltd. (Australia)	4,235	48,267
Cia Siderurgica Nacional SA (Brazil)	38,200	104,121
Fortescue Metals Group Ltd. (Australia)	12,810	179,047
Glencore PLC (Australia)	9,680	64,553
Impala Platinum Holdings Ltd. (South Africa)	4,836	60,773
Kumba Iron Ore Ltd. (South Africa)	4,634	133,845
Mineral Resources Ltd. (Australia)	1,500	78,685
MMC Norilsk Nickel PJSC (Russia)^	888	—
Northam Platinum Holdings Ltd. (South Africa)*	5,482	60,284
Novolipetsk Steel PJSC (Russia)*^	159,030	—
Polyus PJSC (Russia)*^	414	—
Rio Tinto Ltd. (Australia)	2,960	233,620
Rio Tinto PLC (Australia)	829	58,348
Severstal PAO (Russia)*^	27,985	—
Sibanye Stillwater Ltd. (South Africa)	20,301	53,823
South32 Ltd. (Australia)	36,378	99,735
Vale SA (Brazil)	36,085	611,354

		2,139,397

Multiline Retail — 0.1%
Next PLC (United Kingdom)	684	47,928

Oil, Gas & Consumable Fuels — 2.0%
Adaro Energy Indonesia Tbk PT (Indonesia)	679,400	168,296
ARC Resources Ltd. (Canada)	1,200	16,174
BP PLC (United Kingdom)	10,890	62,835
Cenovus Energy, Inc. (Canada)	2,800	54,325
Eni SpA (Italy)	6,014	85,516
Imperial Oil Ltd. (Canada)	1,100	53,578
LUKOIL PJSC (Russia)^	546	—
OMV AG (Austria)	9,480	487,660
Petroleo Brasileiro SA (Brazil)	7,700	40,831
Polski Koncern Naftowy ORLEN SA (Poland)	3,702	54,387
Repsol SA (Spain)	6,504	103,524

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Shell PLC (Netherlands)	1,834	$51,702
Suncor Energy, Inc. (Canada)	1,700	53,925
TotalEnergies SE (France)(a)	10,889	683,538
United Tractors Tbk PT (Indonesia)	33,300	55,820

		1,972,111

Paper & Forest Products — 0.0%
Suzano SA (Brazil)	1,700	15,696

Personal Products — 0.1%
L’Oreal SA (France)	166	59,444
Unilever PLC (United Kingdom)	1,107	55,890

		115,334

Pharmaceuticals — 1.0%
Dr. Reddy’s Laboratories Ltd. (India)	885	45,262
Ipsen SA (France)	519	55,824
Novartis AG (Switzerland)	621	56,199
Novo Nordisk A/S (Denmark) (Class B Stock)	1,056	143,421
Orion OYJ (Finland) (Class B Stock)	1,540	84,428
Richter Gedeon Nyrt (Hungary)	4,550	101,035
Roche Holding AG	292	91,758
Teva Pharmaceutical Industries Ltd. (Israel), ADR*(a)	48,700	444,144

		1,022,071

Professional Services — 1.0%
Randstad NV (Netherlands)	8,120	496,152
Wolters Kluwer NV (Netherlands)	4,875	510,097

		1,006,249

Real Estate Management & Development — 1.0%
China Jinmao Holdings Group Ltd. (China)	210,000	44,929
China Overseas Land & Investment Ltd. (China)	19,000	49,721
CK Asset Holdings Ltd. (Hong Kong)	15,500	95,064
Emaar Properties PJSC (United Arab Emirates)	51,057	81,228
Hang Lung Properties Ltd. (Hong Kong)	33,000	64,284
Henderson Land Development Co. Ltd. (Hong Kong)	15,900	55,351
Hongkong Land Holdings Ltd. (Hong Kong)	12,300	56,590
Hopson Development Holdings Ltd. (China)	38,962	38,097
Land & Houses PCL (Thailand)	246,600	70,490
New World Development Co. Ltd. (Hong Kong)	26,000	72,935
Sino Land Co. Ltd. (Hong Kong)	52,000	64,859
Sun Hung Kai Properties Ltd. (Hong Kong)	4,000	54,637
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	21,000	184,084
Swire Properties Ltd. (Hong Kong)	8,400	21,276
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	11,000	64,066

	Shares	Value
COMMON STOCKS (continued)
Real Estate Management & Development (cont’d.)
Yuexiu Property Co. Ltd. (China)	30,400	$36,676

		1,054,287

Semiconductors & Semiconductor Equipment — 0.3%
ASE Technology Holding Co. Ltd. (Taiwan)	17,000	51,652
MediaTek, Inc. (Taiwan)	2,000	40,438
Nanya Technology Corp. (Taiwan)	18,000	29,892
Novatek Microelectronics Corp. (Taiwan)	6,000	61,336
Realtek Semiconductor Corp. (Taiwan)	4,000	36,376
United Microelectronics Corp. (Taiwan)*	27,000	35,475

		255,169

Software — 0.3%
Nemetschek SE (Germany)	1,111	56,801
Oracle Corp. (Japan)	1,000	65,022
Tata Elxsi Ltd. (India)	630	47,814
Trend Micro, Inc. (Japan)	1,900	88,858

		258,495

Specialty Retail — 0.6%
Abu Dhabi National Oil Co. for Distribution PJSC (United Arab Emirates)	46,604	55,873
Industria de Diseno Textil SA (Spain)	7,409	196,791
JUMBO SA (Greece)	3,739	64,127
Kingfisher PLC (United Kingdom)	110,976	315,308

		632,099

Technology Hardware, Storage & Peripherals — 0.6%
Acer, Inc. (Taiwan)	60,000	45,812
Advantech Co. Ltd. (Taiwan)	4,798	51,374
Asustek Computer, Inc. (Taiwan)	10,000	87,172
Canon, Inc. (Japan)	2,300	49,782
Catcher Technology Co. Ltd. (Taiwan)	10,000	54,919
Compal Electronics, Inc. (Taiwan)	91,000	68,161
Inventec Corp. (Taiwan)	21,000	17,922
Lite-On Technology Corp. (Taiwan)	24,000	49,600
Micro-Star International Co. Ltd. (Taiwan)	13,000	50,414
Pegatron Corp. (Taiwan)	27,000	55,709
Ricoh Co. Ltd. (Japan)	6,900	52,517
Wistron Corp. (Taiwan)	65,000	62,079

		645,461

Textiles, Apparel & Luxury Goods — 0.1%
Burberry Group PLC (United Kingdom)	4,498	109,356

Tobacco — 0.2%
British American Tobacco PLC (United Kingdom)	2,439	96,482
Imperial Brands PLC (United Kingdom)	2,708	67,459
KT&G Corp. (South Korea)	917	66,279

		230,220

Trading Companies & Distributors — 0.3%
Bunzl PLC (United Kingdom)	248	8,251

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors (cont’d.)
ITOCHU Corp. (Japan)	1,900	$59,608
Marubeni Corp. (Japan)	5,800	66,445
Mitsubishi Corp. (Japan)	1,700	55,190
Mitsui & Co. Ltd. (Japan)	2,000	58,251
Sumitomo Corp. (Japan)	4,500	74,804

		322,549

Water Utilities — 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	4,800	51,676

TOTAL COMMON STOCKS (cost $24,851,069)		22,903,634

EXCHANGE-TRADED FUNDS — 59.4%
iShares 10-20 Year Treasury Bond ETF	800	86,544
iShares 1-3 Year Treasury Bond ETF	18,400	1,493,528
iShares 20+ Year Treasury Bond ETF	3,600	358,416
iShares 3-7 Year Treasury Bond ETF(a)	14,270	1,639,480
iShares 7-10 Year Treasury Bond ETF	3,750	359,175
iShares Core S&P 500 ETF	51,800	19,902,078
iShares Core U.S. Aggregate Bond ETF	334,400	32,433,456
iShares Russell 2000 ETF(a)	20,600	3,591,816
SPDR S&P 500 ETF Trust(a)	300	114,729

TOTAL EXCHANGE-TRADED FUNDS (cost $69,631,884)		59,979,222

PREFERRED STOCKS — 0.6%
Automobiles — 0.0%
Hyundai Motor Co. (South Korea) (2nd PRFC)	43	2,517

Chemicals — 0.1%
Braskem SA (Brazil) (PRFC A)	18,600	84,408

Electric Utilities — 0.1%
Centrais Eletricas Brasileiras SA (Brazil) (PRFC B)	4,800	39,292
Cia Energetica de Minas Gerais (Brazil) (PRFC)	35,189	72,801

		112,093

Metals & Mining — 0.4%
Gerdau SA (Brazil) (PRFC)	66,200	363,886

Oil, Gas & Consumable Fuels — 0.0%
Petroleo Brasileiro SA (Brazil) (PRFC)	7,800	36,189

Technology Hardware, Storage & Peripherals — 0.0%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	930	37,268

TOTAL PREFERRED STOCKS (cost $672,783)		636,361

TOTAL LONG-TERM INVESTMENTS (cost $105,704,451)		94,354,942

		Shares	Value

SHORT-TERM INVESTMENTS — 12.3%
AFFILIATED MUTUAL FUNDS — 11.9%
PGIM Core Ultra Short Bond Fund(wd)		6,126,689	$6,126,689
PGIM Institutional Money Market Fund (cost $5,904,105; includes $5,882,209 of cash collateral for securities on loan)(b)(wd)		5,906,759	5,903,805

TOTAL AFFILIATED MUTUAL FUNDS (cost $12,030,794)			12,030,494

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.4%
U.S. Treasury Bills
4.202%	03/16/23	400	396,607

(cost $396,584)
TOTAL SHORT-TERM INVESTMENTS (cost $12,427,378)			12,427,101

TOTAL INVESTMENTS—105.8% (cost $118,131,829)			106,782,043
Liabilities in excess of other assets(z) — (5.8)%			(5,858,335)

NET ASSETS — 100.0%			$100,923,708

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $0 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,712,407; cash collateral of $5,882,209 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wd)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
9	10 Year U.S. Treasury Notes	Mar. 2023	$1,010,672	$(5,358)
3	Mini MSCI EAFE Index	Mar. 2023	292,410	(4,647)
3	Mini MSCI Emerging Markets Index	Mar. 2023	143,910	(1,446)
22	S&P 500 E-Mini Index	Mar. 2023	4,247,100	(118,802)

				$(130,253)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
MSC	$—	$396,607

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$10,835,725	$—	$—
Common Stocks
Aerospace & Defense	—	80,284	—
Air Freight & Logistics	—	51,649	—
Auto Components	—	46,894	—
Automobiles	—	256,341	—
Banks	—	2,600,731	—
Beverages	—	58,392	—
Biotechnology	—	52,427	—
Capital Markets	—	835,232	—
Chemicals	—	384,452	—
Communications Equipment	—	45,563	—
Construction Materials	—	37,382	—
Containers & Packaging	—	96,709	—
Diversified Financial Services	—	129,908	—
Diversified Telecommunication Services	—	726,677	—
Electric Utilities	—	430,167	—
Electronic Equipment, Instruments & Components	—	474,882	—
Entertainment	—	99,503	—
Equity Real Estate Investment Trusts (REITs)	53,059	178,106	—
Food & Staples Retailing	777,115	394,806	—
Food Products	—	102,282	—
Gas Utilities	—	100,906	—
Health Care Equipment & Supplies	—	167,355	—
Hotels, Restaurants & Leisure	—	538,762	—
Household Durables	—	227,694	—

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Household Products	$—	$53,235	$—
Independent Power & Renewable Electricity Producers	—	48,829	—
Industrial Conglomerates	—	630,986	—
Insurance	—	934,683	—
IT Services	—	1,335,374	—
Machinery	—	22,167	—
Marine	—	952,532	—
Media	—	100,452	—
Metals & Mining	—	2,139,397	—
Multiline Retail	—	47,928	—
Oil, Gas & Consumable Fuels	178,002	1,794,109	—
Paper & Forest Products	—	15,696	—
Personal Products	—	115,334	—
Pharmaceuticals	444,144	577,927	—
Professional Services	—	1,006,249	—
Real Estate Management & Development	—	1,054,287	—
Semiconductors & Semiconductor Equipment	—	255,169	—
Software	—	258,495	—
Specialty Retail	—	632,099	—
Technology Hardware, Storage & Peripherals	—	645,461	—
Textiles, Apparel & Luxury Goods	—	109,356	—
Tobacco	—	230,220	—
Trading Companies & Distributors	—	322,549	—
Water Utilities	—	51,676	—
Exchange-Traded Funds	59,979,222	—	—
Preferred Stocks
Automobiles	—	2,517	—
Chemicals	—	84,408	—
Electric Utilities	—	112,093	—
Metals & Mining	—	363,886	—
Oil, Gas & Consumable Fuels	—	36,189	—
Technology Hardware, Storage & Peripherals	—	37,268	—
Short-Term Investments
Affiliated Mutual Funds	12,030,494	—	—
U.S. Treasury Obligation	—	396,607	—

Total	$84,297,761	$22,484,282	$—

Other Financial Instruments*
Liabilities
Futures Contracts	$(130,253)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Exchange-Traded Funds	59.4%
Affiliated Mutual Funds (5.8% represents investments purchased with collateral from securities on loan)	22.7
Banks	2.6
Metals & Mining	2.5
Oil, Gas & Consumable Fuels	2.0
IT Services	1.3
Food & Staples Retailing	1.2

Real Estate Management & Development	1.0%
Pharmaceuticals	1.0
Professional Services	1.0
Marine	0.9
Insurance	0.9
Capital Markets	0.8
Diversified Telecommunication Services	0.7
Technology Hardware, Storage & Peripherals	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Specialty Retail	0.6%
Industrial Conglomerates	0.6
Electric Utilities	0.5
Hotels, Restaurants & Leisure	0.5
Electronic Equipment, Instruments & Components	0.5
Chemicals	0.5
U.S. Treasury Obligation	0.4
Trading Companies & Distributors	0.3
Automobiles	0.3
Software	0.3
Semiconductors & Semiconductor Equipment	0.3
Equity Real Estate Investment Trusts (REITs)	0.2
Tobacco	0.2
Household Durables	0.2
Health Care Equipment & Supplies	0.2
Diversified Financial Services	0.1
Personal Products	0.1
Textiles, Apparel & Luxury Goods	0.1
Food Products	0.1
Gas Utilities	0.1
Media	0.1

Entertainment	0.1%
Containers & Packaging	0.1
Aerospace & Defense	0.1
Beverages	0.1
Household Products	0.1
Biotechnology	0.1
Water Utilities	0.1
Air Freight & Logistics	0.1
Independent Power & Renewable Electricity Producers	0.1
Multiline Retail	0.1
Auto Components	0.0	*
Communications Equipment	0.0	*
Construction Materials	0.0	*
Machinery	0.0	*
Paper & Forest Products	0.0	*

	105.8
Liabilities in excess of other assets	(5.8)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	—	$—	Due from/to broker-variation margin futures	$124,895	*
Interest rate contracts	—	—	Due from/to broker-variation margin futures	5,358	*

		$—		$130,253

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(805,446)
Interest rate contracts	(61,911)

Total	$(867,357)

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(217,909)
Interest rate contracts	(5,358)

Total	$(223,267)

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$5,032,314

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$5,712,407	$(5,712,407)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES	STATEMENT OF OPERATIONS

as of December 31, 2022	Year Ended December 31, 2022

ASSETS
Investments at value, including securities on loan of $5,712,407:
Unaffiliated investments (cost $95,552,320)	$83,915,824
Affiliated investments (cost $22,579,509)	22,866,219
Foreign currency, at value (cost $43,135)	43,497
Dividends receivable	138,225
Tax reclaim receivable	54,986
Receivable from affiliate	637
Prepaid expenses and other assets	13,728

Total Assets	107,033,116

LIABILITIES
Payable to broker for collateral for securities on loan	5,882,209
Accrued expenses and other liabilities	151,130
Payable to affiliate	23,150
Due to broker-variation margin futures	18,027
Management fee payable	17,835
Payable for Portfolio shares purchased	8,391
Foreign capital gains tax liability accrued	4,593
Distribution fee payable	3,166
Affiliated transfer agent fee payable	537
Trustees’ fees payable	370

Total Liabilities	6,109,408

NET ASSETS	$100,923,708

Net assets were comprised of:
Partners’ Equity	$100,923,708

Net asset value and redemption price per share, $100,923,708 / 6,877,301 outstanding shares of beneficial interest	$14.67

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $166,979 foreign withholding tax, of which $9,557 is reimbursable by an affiliate)	$2,657,677
Affiliated dividend income	187,638
Income from securities lending, net (including affiliated income of $15,401)	19,146
Interest income	5,234

Total income	2,869,695

EXPENSES
Management fee	898,143
Distribution fee	286,947
Custodian and accounting fees	138,209
Audit fee	49,600
Legal fees and expenses	33,999
Trustees’ fees	10,440
Shareholders’ reports	8,534
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,925
Miscellaneous	55,852

Total expenses	1,489,649
Less: Fee waiver and/or expense reimbursement	(240,068)
Distribution fee waiver	(19,211)

Net expenses	1,230,370

NET INVESTMENT INCOME (LOSS)	1,639,325

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $3,190,925) (net of foreign capital gains taxes $(26,625))	3,431,310
Futures transactions	(867,357)
Foreign currency transactions	(35,013)

2,528,940

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,628,334)) (net of change in foreign capital gains taxes $120,811)	(26,435,425)
Futures	(223,267)
Foreign currencies	(2,178)

(26,660,870)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(24,131,930)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,492,605)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$1,639,325	$680,139
Net realized gain (loss) on investment and foreign currency transactions	2,528,940	15,181,109
Net capital gain distributions received	—	103,254
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(26,660,870)	934,321

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,492,605)	16,898,823

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [87,648 and 208,419 shares, respectively]	1,364,775	3,474,541
Portfolio shares purchased [1,042,821 and 797,938 shares, respectively]	(15,858,088)	(13,314,662)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS .	(14,493,313)	(9,840,121)

TOTAL INCREASE (DECREASE)	(36,985,918)	7,058,702
NET ASSETS:
Beginning of year	137,909,626	130,850,924

End of year	$100,923,708	$137,909,626

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.61	$15.54	$14.29	$12.44		$13.31

Income (Loss) From Investment Operations:
Net investment income (loss)	0.22	0.08	0.06	0.08		0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.16)	1.99	1.19	1.77		(0.91)

Total from investment operations	(2.94)	2.07	1.25	1.85		(0.87)

Capital Contributions	—	—	—	—	(b)(c)	—	(b)(c)

Net Asset Value, end of year	$14.67	$17.61	$15.54	$14.29		$12.44

Total Return(d)	(16.64)%	13.32%	8.75%	14.87	%(e)	(6.54	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$101	$138	$131	$96		$83
Average net assets (in millions)	$115	$136	$111	$90		$87
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.07%	0.95%	0.77%	0.82%		0.76%
Expenses before waivers and/or expense reimbursement	1.30%	1.29%	1.37%	1.53%		1.56%
Net investment income (loss)	1.43%	0.50%	0.45%	0.63%		0.33%
Portfolio turnover rate(g)	43%	40%	115%	44%		27%

(a)	Calculated based on average shares outstanding during the year.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Shares	Value
LONG-TERM INVESTMENT — 7.7%
EXCHANGE-TRADED FUND
United States
iShares MSCI EAFE ETF(a)		12,350	$810,654

(cost $783,795)

SHORT-TERM INVESTMENTS — 75.7%
AFFILIATED MUTUAL FUND — 7.6%
PGIM Institutional Money Market Fund (cost $794,458; includes $791,904 of cash collateral for securities on loan)(b)(wa)		794,854	794,457

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 16.0%
U.S. Treasury Bills
4.197%	03/16/23	1,700	1,685,578

(cost $1,685,489)

		Shares
UNAFFILIATED FUND — 52.1%
Dreyfus Government Cash Management (Institutional Shares)		5,490,649	5,490,649

(cost $5,490,649)

TOTAL SHORT-TERM INVESTMENTS (cost $7,970,596)			7,970,684

TOTAL INVESTMENTS—83.4% (cost $8,754,391)			8,781,338
Other assets in excess of liabilities(z) — 16.6%			1,750,912

NET ASSETS — 100.0%			$10,532,250

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $767,988; cash collateral of $791,904 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
101	Mini MSCI EAFE Index	Mar. 2023	$9,844,470	$(156,438)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
MSC	$—	$793,213

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Exchange-Traded Fund
United States	$810,654	$—	$—
Short-Term Investments
Affiliated Mutual Fund	794,457	—	—
U.S. Treasury Obligation	—	1,685,578	—
Unaffiliated Fund	5,490,649	—	—

Total	$7,095,760	$1,685,578	$—

Other Financial Instruments*
Liabilities
Futures Contracts	$(156,438)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2022 were as follows:

Unaffiliated Fund	52.1%
U.S. Treasury Obligation	16.0
Exchange-Traded Fund	7.7
Affiliated Mutual Fund (7.5% represents investments purchased with collateral from securities on loan)	7.6

83.4
Other assets in excess of liabilities	16.6

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	—	$—	Due from/to broker-variation margin futures	$156,438	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(1,001,301)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(275,838)

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$8,604,488

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$767,988	$(767,988)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $767,988:
Unaffiliated investments (cost $7,959,933)	$7,986,881
Affiliated investments (cost $794,458)	794,457
Foreign currency, at value (cost $20,869)	20,958
Tax reclaim receivable	3,561,525
Dividends and interest receivable	18,503
Prepaid expenses and other assets	1,997

Total Assets	12,384,321

LIABILITIES
Payable to affiliate	872,590
Payable to broker for collateral for securities on loan	791,904
Due to broker-variation margin futures	101,505
Accrued expenses and other liabilities	66,719
Payable for Portfolio shares purchased	16,285
Management fee payable	1,868
Affiliated transfer agent fee payable	537
Distribution fee payable	363
Trustees’ fees payable	300

Total Liabilities	1,852,071

NET ASSETS	$10,532,250

Net assets were comprised of:
Partners’ Equity	$10,532,250

Net asset value and redemption price per share, $10,532,250 / 815,381 outstanding shares of beneficial interest	$12.92

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $302,608 foreign withholding tax, of which $219,866 is reimbursable by an affiliate)	$822,153
Interest income	28,930
Income from securities lending, net (including affiliated income of $432)	660
Affiliated dividend income	87

Total income	851,830

EXPENSES
Management fee	214,265
Distribution fee	73,128
Custodian and accounting fees	52,419
Fund data services	44,050
Audit fee	36,400
Legal fees and expenses	29,277
Trustees’ fees	8,630
Shareholders’ reports	8,018
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,925
Miscellaneous	19,593

Total expenses	493,705
Less: Fee waiver and/or expense reimbursement	(202,266)

Net expenses	291,439

NET INVESTMENT INCOME (LOSS)	560,391

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $267)	(1,244,822)
In-kind transactions(1)	(931,094)
Futures transactions	(1,001,301)
Foreign currency transactions	(16,952)

(3,194,169)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1))	(4,830,449)
Futures	(275,838)
Foreign currencies	(110,738)

(5,217,025)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(8,411,194)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,850,803)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$560,391	$18,819,856
Net realized gain (loss) on investment and foreign currency transactions	(3,194,169)	343,749,520
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(5,217,025)	(190,061,159)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,850,803)	172,508,217

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [644,012 and 3,184,449 shares, respectively]	9,225,021	44,820,384
Portfolio shares purchased [5,163,208 and 94,991,333 shares, respectively]	(71,299,568)	(1,443,075,239)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(62,074,547)	(1,398,254,855)

TOTAL INCREASE (DECREASE)	(69,925,350)	(1,225,746,638)
NET ASSETS:
Beginning of year	80,457,600	1,306,204,238

End of year	$10,532,250	$80,457,600

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022		2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.08		$13.45	$12.62	$10.80		$12.77
Income (Loss) From Investment Operations:
Net investment income (loss)	0.26		0.43	0.21	0.28		0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.42)		1.20	0.62 (b)	1.54		(2.23)

Total from investment operations	(2.16)		1.63	0.83	1.82		(1.97)

Capital Contributions	—		—	—	—	(c)(d)	—	(c)(d)

Net Asset Value, end of year	$12.92		$15.08	$13.45	$12.62		$10.80

Total Return(e)	(14.32)%		12.12%	6.58%	16.85	%(f)	(15.43	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$11		$80	$1,306	$1,358		$1,116
Average net assets (in millions)	$29		$623	$1,111	$1,272		$935
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.00	%(h)	1.00%	1.01%	1.00%		1.00%
Expenses before waivers and/or expense reimbursement	1.69%		1.02%	1.01%	1.00%		1.01%
Net investment income (loss)	1.92%		3.02%	1.77%	2.36%		2.08%
Portfolio turnover rate(i)	116%		85%	112%	108%		129%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.01% for the year ended December 31, 2022.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST SMALL-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 97.8%
COMMON STOCKS — 94.8%
Aerospace & Defense — 1.3%
AAR Corp.*	60,962	$2,737,194
AeroVironment, Inc.*	31,512	2,699,318
Axon Enterprise, Inc.*	16,917	2,807,038
Kratos Defense & Security Solutions, Inc.*	288,913	2,981,582
Mercury Systems, Inc.*(a)	30,866	1,380,945
Parsons Corp.*	23,357	1,080,261

		13,686,338

Air Freight & Logistics — 0.5%
Forward Air Corp.	49,513	5,193,419

Airlines — 0.2%
JetBlue Airways Corp.*	188,332	1,220,391
Sun Country Airlines Holdings, Inc.*(a)	82,228	1,304,136

		2,524,527

Auto Components — 1.4%
Fox Factory Holding Corp.*	21,100	1,924,953
Gentherm, Inc.*	16,851	1,100,202
Visteon Corp.*	88,422	11,568,250

		14,593,405

Banks — 2.9%
Customers Bancorp, Inc.*	55,517	1,573,352
First Bancorp	66,494	2,848,603
First Interstate BancSystem, Inc. (Class A Stock)	62,018	2,396,996
Hancock Whitney Corp.	21,886	1,059,064
National Bank Holdings Corp. (Class A Stock)	42,691	1,796,010
Pacific Premier Bancorp, Inc.	149,052	4,704,081
Prosperity Bancshares, Inc.	35,212	2,559,208
Texas Capital Bancshares, Inc.*	28,887	1,742,175
Umpqua Holdings Corp.	128,521	2,294,100
United Community Banks, Inc.	52,648	1,779,502
Veritex Holdings, Inc.	73,693	2,069,299
Webster Financial Corp.	49,279	2,332,868
Wintrust Financial Corp.	38,541	3,257,485

		30,412,743

Beverages — 1.6%
Celsius Holdings, Inc.*(a)	66,364	6,904,511
Duckhorn Portfolio, Inc. (The)*(a)	403,186	6,680,792
MGP Ingredients, Inc.	21,864	2,325,892
Zevia PBC (Class A Stock)*(a)	130,007	531,729

		16,442,924

Biotechnology — 8.0%
Abcam PLC (United Kingdom), ADR*	168,415	2,620,537
ACADIA Pharmaceuticals, Inc.*	139,972	2,228,354
Agios Pharmaceuticals, Inc.*(a)	76,180	2,139,134
Alkermes PLC*	68,949	1,801,637
Allogene Therapeutics, Inc.*(a)	79,523	500,200
Allovir, Inc.*	60,936	312,602
Annexon, Inc.*(a)	56,583	292,534
Apellis Pharmaceuticals, Inc.*	53,733	2,778,534
Argenx SE (Netherlands), ADR*	3,002	1,137,248

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (cont’d.)
BioAtla, Inc.*	38,773	$319,877
BioCryst Pharmaceuticals, Inc.*(a)	175,600	2,015,888
Bioxcel Therapeutics, Inc.*	33,195	713,029
Blueprint Medicines Corp.*	39,677	1,738,249
Chinook Therapeutics, Inc.*(a)	101,671	2,663,780
Crinetics Pharmaceuticals, Inc.*	97,120	1,777,296
Cytokinetics, Inc.*	67,286	3,083,045
Equillium, Inc.*(a)	210,540	231,594
Fate Therapeutics, Inc.*(a)	67,192	677,967
Halozyme Therapeutics, Inc.*(a)	129,238	7,353,642
IGM Biosciences, Inc.*(a)	22,428	381,500
Immunocore Holdings PLC (United Kingdom), ADR*(a)	50,576	2,886,372
Insmed, Inc.*	151,139	3,019,757
Intellia Therapeutics, Inc.*(a)	13,944	486,506
IVERIC bio, Inc.*	98,366	2,106,016
Karuna Therapeutics, Inc.*	16,112	3,166,008
Krystal Biotech, Inc.*	29,395	2,328,672
Kura Oncology, Inc.*(a)	126,732	1,572,744
Kymera Therapeutics, Inc.*(a)	31,603	788,811
Lyell Immunopharma, Inc.*	77,273	268,137
Madrigal Pharmaceuticals, Inc.*	1,417	411,284
MannKind Corp.*(a)	399,010	2,102,783
MeiraGTx Holdings PLC*	50,513	329,345
Merus NV (Netherlands)*	36,904	570,905
Neurocrine Biosciences, Inc.*	13,314	1,590,224
Nurix Therapeutics, Inc.*	47,404	520,496
Nuvalent, Inc. (Class A Stock)*	76,973	2,292,256
Opthea Ltd. (Australia), ADR*(a)	103,606	580,194
PMV Pharmaceuticals, Inc.*(a)	30,884	268,691
Prelude Therapeutics, Inc.*	37,425	226,047
Prometheus Biosciences, Inc.*(a)	28,052	3,085,720
Relay Therapeutics, Inc.*(a)	91,494	1,366,920
Repare Therapeutics, Inc. (Canada)*	26,585	391,065
Replimune Group, Inc.*	175,949	4,785,813
Sana Biotechnology, Inc.*(a)	59,641	235,582
SpringWorks Therapeutics, Inc.*(a)	86,213	2,242,400
Ultragenyx Pharmaceutical, Inc.*	34,632	1,604,501
United Therapeutics Corp.*	9,650	2,683,569
Vaxcyte, Inc.*	27,312	1,309,610
Xencor, Inc.*(a)	43,077	1,121,725
Xenon Pharmaceuticals, Inc. (Canada)*	112,708	4,444,077
Zentalis Pharmaceuticals, Inc.*(a)	42,226	850,432

		84,403,309

Building Products — 1.2%
AAON, Inc.	67,850	5,110,462
AZEK Co., Inc. (The)*	195,849	3,979,652
Simpson Manufacturing Co., Inc.	33,429	2,963,815
Trex Co., Inc.*	24,545	1,038,990

		13,092,919

Capital Markets — 1.8%
Focus Financial Partners, Inc. (Class A Stock)*	110,500	4,118,335
GCM Grosvenor, Inc. (Class A Stock)	241,691	1,839,268
Hamilton Lane, Inc. (Class A Stock)	55,019	3,514,614
Houlihan Lokey, Inc.(a)	22,275	1,941,489

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (cont’d.)
Moelis & Co. (Class A Stock)(a)	74,491	$2,858,220
Open Lending Corp. (Class A Stock)*	114,507	772,922
Trinity Capital, Inc.(a)	52,344	572,120
WisdomTree, Inc.	645,300	3,516,885

		19,133,853

Chemicals — 1.7%
Aspen Aerogels, Inc.*	143,713	1,694,376
Avient Corp.	45,913	1,550,023
Axalta Coating Systems Ltd.*	171,368	4,364,743
Element Solutions, Inc.	268,613	4,886,070
Ingevity Corp.*	62,724	4,418,279
Livent Corp.*(a)	73,650	1,463,426

		18,376,917

Commercial Services & Supplies — 2.6%
ACV Auctions, Inc. (Class A Stock)*	299,225	2,456,637
Aris Water Solution, Inc. (Class A Stock)(a)	108,487	1,563,298
Boyd Group Services, Inc. (Canada)	18,717	2,891,320
Clean Harbors, Inc.*	30,210	3,447,565
Driven Brands Holdings, Inc.*	43,700	1,193,447
GFL Environmental, Inc. (Canada)	182,995	5,348,944
Montrose Environmental Group, Inc.*(a)	57,248	2,541,239
MSA Safety, Inc.	6,494	936,370
Ritchie Bros. Auctioneers, Inc. (Canada)(a)	74,623	4,315,448
Tetra Tech, Inc.	16,563	2,404,782

		27,099,050

Communications Equipment — 1.4%
Calix, Inc.*	79,893	5,467,078
Clearfield, Inc.*	23,891	2,249,099
Digi International, Inc.*(a)	82,687	3,022,210
Extreme Networks, Inc.*	107,069	1,960,433
Harmonic, Inc.*	77,354	1,013,337
Viavi Solutions, Inc.*	56,502	593,836

		14,305,993

Construction & Engineering — 2.3%
Ameresco, Inc. (Class A Stock)*(a)	95,777	5,472,698
Comfort Systems USA, Inc.	21,946	2,525,545
Dycom Industries, Inc.*	15,593	1,459,505
EMCOR Group, Inc.	17,571	2,602,441
Fluor Corp.*	67,210	2,329,498
MasTec, Inc.*	31,966	2,727,659
Valmont Industries, Inc.	6,936	2,293,527
WillScot Mobile Mini Holdings Corp.*	94,740	4,279,406

		23,690,279

Construction Materials — 0.2%
Summit Materials, Inc. (Class A Stock)*	81,259	2,306,943

Consumer Finance — 0.5%
FirstCash Holdings, Inc.	17,540	1,524,401
PRA Group, Inc.*	96,666	3,265,378

		4,789,779

	Shares	Value
COMMON STOCKS (continued)
Containers & Packaging — 0.3%
Silgan Holdings, Inc.	70,084	$3,633,155

Distributors — 0.1%
Funko, Inc. (Class A Stock)*(a)	102,343	1,116,562

Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc.*	36,527	2,304,853
European Wax Center, Inc. (Class A Stock)(a)	153,835	1,915,246

		4,220,099

Diversified Telecommunication Services — 0.4%
Cogent Communications Holdings, Inc.	29,157	1,664,281
Iridium Communications, Inc.*	42,267	2,172,524

		3,836,805

Electrical Equipment — 1.8%
Array Technologies, Inc.*	99,937	1,931,782
Babcock & Wilcox Enterprises, Inc.*(a)	170,764	985,308
Bloom Energy Corp. (Class A Stock)*(a)	161,825	3,094,094
Regal Rexnord Corp.	22,706	2,724,266
Sensata Technologies Holding PLC	119,122	4,810,146
Shoals Technologies Group, Inc. (Class A Stock)*	205,262	5,063,814

		18,609,410

Electronic Equipment, Instruments & Components — 1.9%
908 Devices, Inc.*(a)	8,870	67,589
Advanced Energy Industries, Inc.	73,132	6,273,263
Badger Meter, Inc.	25,900	2,823,877
Coherent Corp.*(a)	38,310	1,344,681
Fabrinet (Thailand)*	20,796	2,666,463
IPG Photonics Corp.*	7,298	690,902
Littelfuse, Inc.	7,044	1,551,089
Methode Electronics, Inc.	69,319	3,075,684
Plexus Corp.*	13,915	1,432,271

		19,925,819

Energy Equipment & Services — 2.5%
Cactus, Inc. (Class A Stock)	146,873	7,381,837
ChampionX Corp.	307,787	8,922,745
Patterson-UTI Energy, Inc.	41,635	701,133
ProFrac Holding Corp. (Class A Stock)*	170,020	4,284,504
TechnipFMC PLC (United Kingdom)*	128,698	1,568,829
TETRA Technologies, Inc.*	366,445	1,267,900
Weatherford International PLC*	52,878	2,692,548

		26,819,496

Entertainment — 0.9%
Manchester United PLC (United Kingdom) (Class A Stock)(a)	251,270	5,862,129
World Wrestling Entertainment, Inc. (Class A Stock)(a)	49,788	3,411,474

		9,273,603

Equity Real Estate Investment Trusts (REITs) — 1.0%
Ryman Hospitality Properties, Inc.	74,083	6,058,508
STAG Industrial, Inc.	113,073	3,653,389

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Terreno Realty Corp.	18,714	$1,064,265

		10,776,162

Food & Staples Retailing — 1.0%
Grocery Outlet Holding Corp.*(a)	126,681	3,697,818
Performance Food Group Co.*	122,401	7,146,995

		10,844,813

Food Products — 1.1%
Freshpet, Inc.*(a)	55,800	2,944,566
Hostess Brands, Inc.*	38,241	858,128
Oatly Group AB, ADR*(a)	235,945	410,544
Simply Good Foods Co. (The)*	154,131	5,861,602
Utz Brands, Inc.(a)	63,427	1,005,952

		11,080,792

Health Care Equipment & Supplies — 5.5%
AtriCure, Inc.*	98,649	4,378,043
Axonics, Inc.*	50,233	3,141,069
Cutera, Inc.*(a)	36,156	1,598,818
CVRx, Inc.*	3,153	57,858
Envista Holdings Corp.*	121,290	4,083,834
Haemonetics Corp.*	18,350	1,443,228
Inspire Medical Systems, Inc.*(a)	44,201	11,133,348
Lantheus Holdings, Inc.*	44,364	2,260,789
LivaNova PLC*	39,665	2,202,994
Merit Medical Systems, Inc.*	54,927	3,878,945
Outset Medical, Inc.*	52,304	1,350,489
PROCEPT BioRobotics Corp.*(a)	80,165	3,330,054
SeaSpine Holdings Corp.*	100,333	837,781
Shockwave Medical, Inc.*	17,387	3,574,941
Silk Road Medical, Inc.*	71,888	3,799,281
STAAR Surgical Co.*(a)	34,055	1,653,030
TransMedics Group, Inc.*	93,534	5,772,918
Treace Medical Concepts, Inc.*(a)	130,252	2,994,493

		57,491,913

Health Care Providers & Services — 2.6%
Acadia Healthcare Co., Inc.*	51,016	4,199,637
AdaptHealth Corp.*	121,175	2,328,984
AMN Healthcare Services, Inc.*	28,914	2,972,937
Castle Biosciences, Inc.*	27,577	649,163
DocGo, Inc.*(a)	199,702	1,411,893
HealthEquity, Inc.*	88,833	5,475,666
Option Care Health, Inc.*(a)	114,768	3,453,369
Privia Health Group, Inc.*(a)	88,817	2,017,034
R1 RCM, Inc.*(a)	128,907	1,411,532
Surgery Partners, Inc.*(a)	136,730	3,809,298

		27,729,513

Health Care Technology — 0.8%
Certara, Inc.*(a)	260,073	4,179,373
Definitive Healthcare Corp.*(a)	143,790	1,580,252
Evolent Health, Inc. (Class A Stock)*	103,371	2,902,658

		8,662,283

Hotels, Restaurants & Leisure — 4.7%
BJ’s Restaurants, Inc.*	64,866	1,711,165

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Bloomin’ Brands, Inc.	91,092	$1,832,771
Churchill Downs, Inc.	28,835	6,096,584
Chuy’s Holdings, Inc.*(a)	47,992	1,358,174
Dave & Buster’s Entertainment, Inc.*	46,452	1,646,259
Everi Holdings, Inc.*	208,478	2,991,659
Genius Sports Ltd. (United Kingdom)*	294,422	1,051,087
Jack in the Box, Inc.(a)	33,082	2,257,185
Lindblad Expeditions Holdings, Inc.*(a)	95,274	733,610
Noodles & Co.*	178,109	977,818
Penn Entertainment, Inc.*	131,344	3,900,917
Planet Fitness, Inc. (Class A Stock)*(a)	79,614	6,273,583
Playa Hotels & Resorts NV*	135,836	887,009
Portillo’s, Inc. (Class A Stock)*	91,987	1,501,228
SeaWorld Entertainment, Inc.*	23,263	1,244,803
Six Flags Entertainment Corp.*	79,263	1,842,865
Texas Roadhouse, Inc.(a)	38,831	3,531,679
Wingstop, Inc.(a)	41,028	5,646,273
Wyndham Hotels & Resorts, Inc.(a)	29,849	2,128,532
Xponential Fitness, Inc. (Class A Stock)*(a)	95,028	2,178,992

		49,792,193

Household Durables — 0.1%
TopBuild Corp.*	8,637	1,351,604

Insurance — 1.4%
BRP Group, Inc. (Class A Stock)*	121,302	3,049,532
Kinsale Capital Group, Inc.	30,136	7,881,167
Palomar Holdings, Inc.*	56,557	2,554,114
RenaissanceRe Holdings Ltd. (Bermuda)	9,425	1,736,368

		15,221,181

Interactive Media & Services — 0.3%
ZipRecruiter, Inc. (Class A Stock)*(a)	165,512	2,717,707

Internet & Direct Marketing Retail — 0.3%
Vivid Seats, Inc. (Class A Stock)*	274,547	2,004,193
Xometry, Inc. (Class A Stock)*(a)	48,108	1,550,521

		3,554,714

IT Services — 6.1%
DigitalOcean Holdings, Inc.*(a)	109,953	2,800,503
ExlService Holdings, Inc.*	42,091	7,131,478
Flywire Corp.*(a)	131,774	3,224,510
Jack Henry & Associates, Inc.	18,057	3,170,087
Keywords Studios PLC (Ireland)	99,159	3,254,042
Marqeta, Inc. (Class A Stock)*	123,160	752,508
Nuvei Corp. (Canada), 144A*	74,597	1,895,510
Paya Holdings, Inc.*	150,730	1,186,245
Payoneer Global, Inc.*	1,025,516	5,609,572
Perficient, Inc.*	39,032	2,725,605
Remitly Global, Inc.*(a)	295,878	3,387,803
Sabre Corp.*	372,054	2,299,294
Shift4 Payments, Inc. (Class A Stock)*(a)	141,823	7,932,160
TaskUS, Inc. (Philippines) (Class A Stock)*	156,346	2,642,247
Thoughtworks Holding, Inc.*(a)	384,067	3,913,643
Wix.com Ltd. (Israel)*(a)	26,662	2,048,441

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
IT Services (cont’d.)
WNS Holdings Ltd. (India), ADR*(a)	122,687	$9,813,733

		63,787,381

Leisure Products — 0.7%
Acushnet Holdings Corp.(a)	52,971	2,249,149
Brunswick Corp.	49,167	3,543,957
YETI Holdings, Inc.*	25,003	1,032,874

		6,825,980

Life Sciences Tools & Services — 2.4%
Adaptive Biotechnologies Corp.*	79,310	605,928
Azenta, Inc.*	40,026	2,330,314
Bruker Corp.	52,481	3,587,076
CryoPort, Inc.*	88,017	1,527,095
Gerresheimer AG (Germany)	46,343	3,100,134
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	77,622	1,110,771
MaxCyte, Inc.*(a)	141,676	773,551
Medpace Holdings, Inc.*(a)	15,346	3,259,644
NanoString Technologies, Inc.*	33,461	266,684
NeoGenomics, Inc.*	236,912	2,189,067
Oxford Nanopore Technologies PLC (United Kingdom)*	248,824	732,884
Repligen Corp.*	14,450	2,446,530
Syneos Health, Inc.*	94,431	3,463,729

		25,393,407

Machinery — 2.5%
Altra Industrial Motion Corp.	27,088	1,618,508
Astec Industries, Inc.	16,404	666,987
Chart Industries, Inc.*(a)	81,354	9,374,421
Evoqua Water Technologies Corp.*(a)	294,527	11,663,269
Shyft Group, Inc. (The)	47,661	1,184,853
SPX Technologies, Inc.*	30,303	1,989,392

		26,497,430

Media — 0.1%
Magnite, Inc.*(a)	105,401	1,116,197

Metals & Mining — 0.5%
ATI, Inc.*	84,154	2,512,838
Carpenter Technology Corp.	70,974	2,621,780

		5,134,618

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	16,974	491,906

Multiline Retail — 0.7%
Ollie’s Bargain Outlet Holdings, Inc.*(a)	149,875	7,020,145

Oil, Gas & Consumable Fuels — 4.2%
Callon Petroleum Co.*	23,669	877,883
Cameco Corp. (Canada)	100,428	2,276,703
Chesapeake Energy Corp.(a)	27,553	2,600,177
Denbury, Inc.*	70,207	6,109,413
Excelerate Energy, Inc. (Class A Stock)(a)	122,880	3,078,144
Golar LNG Ltd. (Cameroon)*	72,234	1,646,213

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Magnolia Oil & Gas Corp. (Class A Stock)	172,232	$4,038,840
Matador Resources Co.	221,191	12,660,973
Northern Oil & Gas, Inc.(a)	87,851	2,707,568
Ovintiv, Inc.	52,105	2,642,244
Permian Resources Corp.(a)	270,440	2,542,136
Ranger Oil Corp. (Class A Stock)(a)	88,286	3,569,403

		44,749,697

Personal Products — 1.2%
BellRing Brands, Inc.*(a)	273,114	7,002,643
elf Beauty, Inc.*	82,725	4,574,693
Inter Parfums, Inc.	7,357	710,098
Thorne HealthTech, Inc.*	112,861	409,685

		12,697,119

Pharmaceuticals — 2.1%
Amylyx Pharmaceuticals, Inc.*(a)	88,669	3,276,320
ANI Pharmaceuticals, Inc.*	45,642	1,836,178
Arvinas, Inc.*	64,815	2,217,321
Axsome Therapeutics, Inc.*(a)	20,714	1,597,671
Collegium Pharmaceutical, Inc.*	153,496	3,561,107
DICE Therapeutics, Inc.*	75,060	2,341,872
Harmony Biosciences Holdings, Inc.*	24,300	1,338,930
Intra-Cellular Therapies, Inc.*	22,010	1,164,769
Ocular Therapeutix, Inc.*	102,165	287,084
Optinose, Inc.*(a)	206,134	381,348
Pacira BioSciences, Inc.*	24,094	930,269
Reata Pharmaceuticals, Inc. (Class A Stock)*(a)	68,412	2,598,972
Ventyx Biosciences, Inc.*	30,107	987,208

		22,519,049

Professional Services — 1.9%
CACI International, Inc. (Class A Stock)*	8,397	2,524,054
Exponent, Inc.	39,150	3,879,373
First Advantage Corp.*	88,776	1,154,088
FTI Consulting, Inc.*	6,712	1,065,866
KBR, Inc.	72,001	3,801,653
NV5 Global, Inc.*(a)	30,050	3,976,216
Sterling Check Corp.*(a)	60,464	935,378
TriNet Group, Inc.*(a)	38,805	2,630,979

		19,967,607

Road & Rail — 0.9%
Knight-Swift Transportation Holdings, Inc.	63,817	3,344,649
Saia, Inc.*(a)	29,499	6,185,350

		9,529,999

Semiconductors & Semiconductor Equipment — 3.5%
Allegro MicroSystems, Inc. (Japan)*	41,494	1,245,650
Ambarella, Inc.*	28,126	2,312,801
Axcelis Technologies, Inc.*	48,364	3,838,167
Credo Technology Group Holding Ltd.*(a)	37,881	504,196
Impinj, Inc.*	63,916	6,978,349

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Lattice Semiconductor Corp.*(a)	52,245	$3,389,655
MACOM Technology Solutions Holdings, Inc.*(a)	163,993	10,328,279
Maxeon Solar Technologies Ltd.*	50,102	804,638
MaxLinear, Inc.*	63,178	2,144,893
PDF Solutions, Inc.*	41,286	1,177,477
Rambus, Inc.*	22,528	806,953
SkyWater Technology, Inc.*(a)	75,125	534,139
Universal Display Corp.	24,044	2,597,714

		36,662,911

Software — 7.5%
Agilysys, Inc.*	17,178	1,359,467
Alkami Technology, Inc.*(a)	185,060	2,700,025
Alteryx, Inc. (Class A Stock)*	44,610	2,260,389
Box, Inc. (Class A Stock)*(a)	102,045	3,176,661
Braze, Inc. (Class A Stock)*(a)	26,459	721,802
Clear Secure, Inc. (Class A Stock)(a)	81,593	2,238,096
Clearwater Analytics Holdings, Inc. (Class A Stock)*(a)	99,558	1,866,713
CyberArk Software Ltd.*	55,351	7,176,257
DoubleVerify Holdings, Inc.*	89,073	1,956,043
Elastic NV*	31,801	1,637,752
EngageSmart, Inc.*	94,211	1,658,114
Five9, Inc.*	39,990	2,713,721
Gitlab, Inc. (Class A Stock)*(a)	77,547	3,523,736
HashiCorp, Inc. (Class A Stock)*(a)	12,786	349,569
Instructure Holdings, Inc.*(a)	43,891	1,028,805
Jamf Holding Corp.*(a)	168,388	3,586,664
Kinaxis, Inc. (Canada)*	11,025	1,236,933
Model N, Inc.*(a)	87,908	3,565,548
nCino, Inc.*	44,379	1,173,381
Paycor HCM, Inc.*(a)	195,864	4,792,792
Paylocity Holding Corp.*	16,243	3,155,365
Procore Technologies, Inc.*	51,091	2,410,473
Q2 Holdings, Inc.*	90,091	2,420,745
Rapid7, Inc.*	105,143	3,572,759
Smartsheet, Inc. (Class A Stock)*	23,635	930,274
Sprout Social, Inc. (Class A Stock)*(a)	92,635	5,230,172
SPS Commerce, Inc.*	7,540	968,362
Sumo Logic, Inc.*(a)	286,122	2,317,588
Tenable Holdings, Inc.*	105,705	4,032,646
Varonis Systems, Inc.*	217,866	5,215,712

		78,976,564

Specialty Retail — 1.9%
Arhaus, Inc.*(a)	103,438	1,008,521
Children’s Place, Inc. (The)*(a)	26,179	953,439
Five Below, Inc.*(a)	24,821	4,390,090
Leslie’s, Inc.*(a)	103,965	1,269,413
Murphy USA, Inc.	10,995	3,073,542
National Vision Holdings, Inc.*(a)	148,448	5,753,845
Petco Health & Wellness Co., Inc.*(a)	357,342	3,387,602

		19,836,452

Technology Hardware, Storage & Peripherals — 0.9%
Corsair Gaming, Inc.*(a)	63,591	862,930
Pure Storage, Inc. (Class A Stock)*	128,344	3,434,485

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals (cont’d.)
Super Micro Computer, Inc.*(a)	63,921	$5,247,914

		9,545,329

Textiles, Apparel & Luxury Goods — 1.5%
Columbia Sportswear Co.	27,340	2,394,437
Crocs, Inc.*	22,454	2,434,687
On Holding AG (Switzerland) (Class A Stock)*(a)	105,954	1,818,171
Ralph Lauren Corp.(a)	25,910	2,737,910
Skechers USA, Inc. (Class A Stock)*	108,394	4,547,128
Tapestry, Inc.	55,485	2,112,869

		16,045,202

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.(a)	29,212	1,135,763

Trading Companies & Distributors — 1.4%
Applied Industrial Technologies, Inc.	48,383	6,097,709
Boise Cascade Co.	34,864	2,394,111
Core & Main, Inc. (Class A Stock)*	51,927	1,002,710
Herc Holdings, Inc.	37,375	4,917,429

		14,411,959

TOTAL COMMON STOCKS (cost $1,012,039,437)		999,054,937

EXCHANGE-TRADED FUNDS — 3.0%
iShares Russell 2000 Growth ETF	44,146	9,470,200
Vanguard Small-Cap Growth ETF	94,713	18,993,745
Vanguard Small-Cap Value ETF	21,892	3,476,449

TOTAL EXCHANGE-TRADED FUNDS (cost $42,635,647)		31,940,394

	Units
WARRANTS* — 0.0%
Pharmaceuticals
Optinose, Inc., expiring 11/23/27	66,494	1

(cost $665)

TOTAL LONG-TERM INVESTMENTS (cost $1,054,675,749)		1,030,995,332

	Shares
SHORT-TERM INVESTMENTS — 20.6%
AFFILIATED MUTUAL FUND — 18.6%
PGIM Institutional Money Market Fund (cost $196,234,826; includes $195,630,319 of cash collateral for securities on loan)(b)(wa)	196,372,119	196,273,933

UNAFFILIATED FUNDS — 2.0%
BlackRock Liquidity FedFund (Institutional Shares)	6,759,805	6,759,805

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
UNAFFILIATED FUNDS (continued)
Dreyfus Government Cash Management (Institutional Shares)	13,664,995	$13,664,995

TOTAL UNAFFILIATED FUNDS (cost $20,424,800)		20,424,800

TOTAL SHORT-TERM INVESTMENTS (cost $216,659,626)		216,698,733

TOTAL INVESTMENTS—118.4% (cost $1,271,335,375)		1,247,694,065
Liabilities in excess of other assets — (18.4)%		(194,096,463)

NET ASSETS — 100.0%		$1,053,597,602

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $192,142,579; cash collateral of $195,630,319 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$13,686,338	$—	$—
Air Freight & Logistics	5,193,419	—	—
Airlines	2,524,527	—	—
Auto Components	14,593,405	—	—
Banks	30,412,743	—	—
Beverages	16,442,924	—	—
Biotechnology	84,403,309	—	—
Building Products	13,092,919	—	—
Capital Markets	19,133,853	—	—
Chemicals	18,376,917	—	—
Commercial Services & Supplies	27,099,050	—	—
Communications Equipment	14,305,993	—	—
Construction & Engineering	23,690,279	—	—
Construction Materials	2,306,943	—	—
Consumer Finance	4,789,779	—	—
Containers & Packaging	3,633,155	—	—
Distributors	1,116,562	—	—
Diversified Consumer Services	4,220,099	—	—
Diversified Telecommunication Services	3,836,805	—	—
Electrical Equipment	18,609,410	—	—
Electronic Equipment, Instruments & Components	19,925,819	—	—
Energy Equipment & Services	26,819,496	—	—
Entertainment	9,273,603	—	—
Equity Real Estate Investment Trusts (REITs)	10,776,162	—	—
Food & Staples Retailing	10,844,813	—	—
Food Products	11,080,792	—	—
Health Care Equipment & Supplies	57,491,913	—	—
Health Care Providers & Services	27,729,513	—	—
Health Care Technology	8,662,283	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Hotels, Restaurants & Leisure	$49,792,193	$—	$—
Household Durables	1,351,604	—	—
Insurance	15,221,181	—	—
Interactive Media & Services	2,717,707	—	—
Internet & Direct Marketing Retail	3,554,714	—	—
IT Services	60,533,339	3,254,042	—
Leisure Products	6,825,980	—	—
Life Sciences Tools & Services	21,560,389	3,833,018	—
Machinery	26,497,430	—	—
Media	1,116,197	—	—
Metals & Mining	5,134,618	—	—
Mortgage Real Estate Investment Trusts (REITs)	491,906	—	—
Multiline Retail	7,020,145	—	—
Oil, Gas & Consumable Fuels	44,749,697	—	—
Personal Products	12,697,119	—	—
Pharmaceuticals	22,519,049	—	—
Professional Services	19,967,607	—	—
Road & Rail	9,529,999	—	—
Semiconductors & Semiconductor Equipment	36,662,911	—	—
Software	78,976,564	—	—
Specialty Retail	19,836,452	—	—
Technology Hardware, Storage & Peripherals	9,545,329	—	—
Textiles, Apparel & Luxury Goods	16,045,202	—	—
Thrifts & Mortgage Finance	1,135,763	—	—
Trading Companies & Distributors	14,411,959	—	—
Exchange-Traded Funds	31,940,394	—	—
Warrants
Pharmaceuticals	—	1	—
Short-Term Investments
Affiliated Mutual Fund	196,273,933	—	—
Unaffiliated Funds	20,424,800	—	—

Total	$1,240,607,004	$7,087,061	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Fund (18.6% represents investments purchased with collateral from securities on loan)	18.6%
Biotechnology	8.0
Software	7.5
IT Services	6.1
Health Care Equipment & Supplies	5.5
Hotels, Restaurants & Leisure	4.7
Oil, Gas & Consumable Fuels	4.2
Semiconductors & Semiconductor Equipment	3.5
Exchange-Traded Funds	3.0
Banks	2.9
Health Care Providers & Services	2.6
Commercial Services & Supplies	2.6
Energy Equipment & Services	2.5
Machinery	2.5
Life Sciences Tools & Services	2.4
Construction & Engineering	2.3
Pharmaceuticals	2.1

Unaffiliated Funds	2.0%
Professional Services	1.9
Electronic Equipment, Instruments & Components	1.9
Specialty Retail	1.9
Capital Markets	1.8
Electrical Equipment	1.8
Chemicals	1.7
Beverages	1.6
Textiles, Apparel & Luxury Goods	1.5
Insurance	1.4
Auto Components	1.4
Trading Companies & Distributors	1.4
Communications Equipment	1.4
Aerospace & Defense	1.3
Building Products	1.2
Personal Products	1.2
Food Products	1.1
Food & Staples Retailing	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Equity Real Estate Investment Trusts (REITs)	1.0%
Technology Hardware, Storage & Peripherals	0.9
Road & Rail	0.9
Entertainment	0.9
Health Care Technology	0.8
Multiline Retail	0.7
Leisure Products	0.7
Air Freight & Logistics	0.5
Metals & Mining	0.5
Consumer Finance	0.5
Diversified Consumer Services	0.4
Diversified Telecommunication Services	0.4
Containers & Packaging	0.3
Internet & Direct Marketing Retail	0.3

Interactive Media & Services	0.3%
Airlines	0.2
Construction Materials	0.2
Household Durables	0.1
Thrifts & Mortgage Finance	0.1
Distributors	0.1
Media	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.0 *

118.4
Liabilities in excess of other assets	(18.4)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$192,142,579	$(192,142,579)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $192,142,579:
Unaffiliated investments (cost $1,075,100,549)	$1,051,420,132
Affiliated investments (cost $196,234,826)	196,273,933
Cash	2,691
Foreign currency, at value (cost $8)	8
Receivable for investments sold	2,117,014
Receivable for Portfolio shares sold	1,544,987
Dividends and interest receivable	359,663
Tax reclaim receivable	12,425
Receivable from affiliate	616
Prepaid expenses and other assets	13,938

Total Assets	1,251,745,407

LIABILITIES
Payable to broker for collateral for securities on loan	195,630,319
Payable for investments purchased	1,220,505
Accrued expenses and other liabilities	696,555
Management fee payable	410,716
Payable for Portfolio shares purchased	149,398
Distribution fee payable	35,784
Payable to affiliate	3,091
Trustees’ fees payable	900
Affiliated transfer agent fee payable	537

Total Liabilities	198,147,805

NET ASSETS	$1,053,597,602

Net assets were comprised of:
Partners’ Equity	$1,053,597,602

Net asset value and redemption price per share, $1,053,597,602 / 17,677,393 outstanding shares of beneficial interest	$59.60

STATEMENT OF OPERATIONS Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $10,835 foreign withholding tax, of which $5,239 is reimbursable by an affiliate)	$4,677,647
Income from securities lending, net (including affiliated income of $255,900)	422,810
Interest income	31,089
Affiliated dividend income	343

Total income	5,131,889

EXPENSES
Management fee	5,920,489
Distribution fee	2,051,776
Custodian and accounting fees	130,046
Audit fee	45,198
Legal fees and expenses	27,515
Trustees’ fees	21,060
Shareholders’ reports	11,161
Transfer agent’s fees and expenses (including affiliated expense of $3,645)	7,957
Miscellaneous	39,648

Total expenses	8,254,850
Less: Fee waiver and/or expense reimbursement	(158,161)

Net expenses	8,096,689

NET INVESTMENT INCOME (LOSS)	(2,964,800)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(40,113))	(30,159,313)
Foreign currency transactions	(13,043)

(30,172,356)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $38,358)	(262,478,178)
Foreign currencies	274

(262,477,904)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(292,650,260)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(295,615,060)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(2,964,800)	$(6,528,094)
Net realized gain (loss) on investment and foreign currency transactions	(30,172,356)	149,612,287
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(262,477,904)	(94,867,946)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(295,615,060)	48,216,247

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,848,006 and 924,858 shares, respectively]	177,594,679	75,950,922
Portfolio shares issued in merger [8,229,227 and 0 shares, respectively]	531,854,923	—
Portfolio shares purchased [4,751,593 and 2,427,388 shares, respectively]	(294,381,555)	(201,898,803)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	415,068,047	(125,947,881)

TOTAL INCREASE (DECREASE)	119,452,987	(77,731,634)
NET ASSETS:
Beginning of year	934,144,615	1,011,876,249

End of year	$1,053,597,602	$934,144,615

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$82.29	$78.72	$53.05	$40.78		$44.51

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.23)	(0.54)	(0.26)	(0.14)		(0.18)
Net realized and unrealized gain (loss) on investment	(22.46)	4.11	25.93	12.41		(3.55)

Total from investment operations	(22.69)	3.57	25.67	12.27		(3.73)

Capital Contributions	—	—	—	—	(b)(c)	—

Net Asset Value, end of year	$59.60	$82.29	$78.72	$53.05		$40.78

Total Return(d)	(27.57)%	4.54%	48.39%	30.12	%(e)	(8.38)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,054	$934	$1,012	$863		$680
Average net assets (in millions)	$821	$1,004	$793	$836		$904
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.99%	0.99%	1.00%	0.99%		0.99%
Expenses before waivers and/or expense reimbursement	1.01%	0.99%	1.00%	0.99%		0.99%
Net investment income (loss)	(0.36)%	(0.65)%	(0.45)%	(0.28)%		(0.38)%
Portfolio turnover rate(g)	88%	44%	97%	50%		56%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS — 95.1%
Aerospace & Defense — 1.2%
AAR Corp.*	28,349	$1,272,870
Aerojet Rocketdyne Holdings, Inc.*	27,515	1,538,914
AerSale Corp.*	21,500	348,730
BWX Technologies, Inc.	11,255	653,691
Curtiss-Wright Corp.	21,478	3,586,611
Ducommun, Inc.*	21,441	1,071,192
Maxar Technologies, Inc.	32,473	1,680,153
Moog, Inc. (Class A Stock)	7,800	684,528
National Presto Industries, Inc.	9,200	629,832
V2X, Inc.*	36,100	1,490,569

		12,957,090

Air Freight & Logistics — 0.6%
Atlas Air Worldwide Holdings, Inc.*	18,761	1,891,109
Forward Air Corp.	8,298	870,377
Hub Group, Inc. (Class A Stock)*	40,531	3,221,809
Radiant Logistics, Inc.*	56,283	286,481

		6,269,776

Airlines — 0.1%
Hawaiian Holdings, Inc.*(a)	23,153	237,550
Spirit Airlines, Inc.*	41,894	816,095

		1,053,645

Auto Components — 0.7%
Adient PLC*	66,221	2,297,206
American Axle & Manufacturing Holdings, Inc.*	106,617	833,745
Goodyear Tire & Rubber Co. (The)*(a)	183,273	1,860,221
LCI Industries(a)	21,768	2,012,452
Standard Motor Products, Inc.	19,207	668,404

		7,672,028

Automobiles — 0.3%
Harley-Davidson, Inc.	56,310	2,342,496
Thor Industries, Inc.(a)	8,000	603,920

		2,946,416

Banks — 15.7%
1st Source Corp.	11,249	597,209
ACNB Corp.(a)	6,200	246,822
Amalgamated Financial Corp.	14,763	340,140
Ameris Bancorp	96,694	4,558,155
Associated Banc-Corp.	141,109	3,258,207
Atlantic Union Bankshares Corp.	65,694	2,308,487
Banc of California, Inc.	23,760	378,497
Bancorp, Inc. (The)*	6,600	187,308
Bank of Marin Bancorp	7,400	243,312
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	30,212	900,620
BankUnited, Inc.	42,100	1,430,137
Banner Corp.	42,991	2,717,031
BayCom Corp.	17,200	326,456
BCB Bancorp, Inc.(a)	12,000	215,880
Berkshire Hills Bancorp, Inc.(a)	52,265	1,562,723
Brookline Bancorp, Inc.	143,938	2,036,723
Business First Bancshares, Inc.	18,684	413,664

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
Byline Bancorp, Inc.	36,949	$848,719
Cadence Bank(a)	38,162	941,075
Camden National Corp.(a)	9,000	375,210
Capital Bancorp, Inc.	5,844	137,568
Capital City Bank Group, Inc.	9,985	324,513
Capstar Financial Holdings, Inc.	30,303	535,151
Cathay General Bancorp	29,337	1,196,656
Central Pacific Financial Corp.	36,477	739,754
Central Valley Community Bancorp	13,500	285,930
Civista Bancshares, Inc.	14,300	314,743
CNB Financial Corp.	8,500	202,215
Colony Bankcorp, Inc.	3,600	45,684
Columbia Banking System, Inc.(a)	52,100	1,569,773
Community Bank System, Inc.	21,187	1,333,722
Community Financial Corp. (The)	2,960	118,104
Community Trust Bancorp, Inc.	14,229	653,538
ConnectOne Bancorp, Inc.	150,971	3,655,008
CrossFirst Bankshares, Inc.*	21,306	264,407
Customers Bancorp, Inc.*	58,754	1,665,088
CVB Financial Corp.	142,517	3,669,813
Dime Community Bancshares, Inc.	13,415	426,999
Eagle Bancorp, Inc.	17,500	771,225
Eastern Bankshares, Inc.	145,188	2,504,493
Enterprise Financial Services Corp.	17,696	866,396
Esquire Financial Holdings, Inc.	1,900	82,194
FB Financial Corp.	58,194	2,103,131
Financial Institutions, Inc.	28,937	704,905
First Bancorp	2,745	117,596
First BanCorp. (Puerto Rico)(a)	232,082	2,952,083
First Bancshares, Inc. (The)(a)	5,300	169,653
First Busey Corp.	26,800	662,496
First Business Financial Services, Inc.	9,723	355,376
First Citizens BancShares, Inc. (Class A Stock)(a)	959	727,267
First Commonwealth Financial Corp.(a)	32,691	456,693
First Financial Bankshares, Inc.(a)	31,013	1,066,847
First Financial Corp.	27,692	1,276,047
First Foundation, Inc.	25,140	360,256
First Hawaiian, Inc.(a)	65,330	1,701,193
First Horizon Corp.	23,871	584,839
First Internet Bancorp	28,634	695,234
First Interstate BancSystem, Inc. (Class A Stock)(a)	20,300	784,595
First Merchants Corp.(a)	115,296	4,739,819
First Mid Bancshares, Inc.	5,700	182,856
First of Long Island Corp. (The)	12,400	223,200
First Western Financial, Inc.*	2,100	59,115
Flushing Financial Corp.(a)	34,000	658,920
FNB Corp.(a)	63,200	824,760
German American Bancorp, Inc.	23,873	890,463
Glacier Bancorp, Inc.(a)	33,391	1,650,183
Great Southern Bancorp, Inc.	5,200	309,348
Hancock Whitney Corp.(a)	140,152	6,781,955
Hanmi Financial Corp.(a)	35,700	883,575
HBT Financial, Inc.	10,921	213,724
Heritage Commerce Corp.	108,077	1,405,001
Heritage Financial Corp.	36,906	1,130,800
Hilltop Holdings, Inc.	27,200	816,272
Home BancShares, Inc.(a)	100,780	2,296,776

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
HomeStreet, Inc.	31,200	$860,496
HomeTrust Bancshares, Inc.	14,575	352,278
Hope Bancorp, Inc.	58,400	748,104
Horizon Bancorp, Inc.	41,047	618,989
Independent Bank Corp. (XNGS)	32,401	2,735,616
Independent Bank Corp. (XLON)	32,971	788,666
Independent Bank Group, Inc.	17,722	1,064,738
Investar Holding Corp.	10,700	230,371
Lakeland Bancorp, Inc.	31,300	551,193
Lakeland Financial Corp.	25,399	1,853,365
Live Oak Bancshares, Inc.(a)	18,000	543,600
Macatawa Bank Corp.	18,900	208,467
Mercantile Bank Corp.	11,300	378,324
Metropolitan Bank Holding Corp.*	2,300	134,941
Mid Penn Bancorp, Inc.	3,900	116,883
Midland States Bancorp, Inc.	27,943	743,843
MidWestOne Financial Group, Inc.	6,500	206,375
MVB Financial Corp.	3,080	67,822
National Bank Holdings Corp. (Class A Stock)	14,509	610,394
National Bankshares, Inc.	4,502	181,431
NBT Bancorp, Inc.	18,825	817,381
Northeast Bank	8,500	357,850
Northrim BanCorp, Inc.	4,400	240,108
OceanFirst Financial Corp.	287,171	6,102,384
OFG Bancorp (Puerto Rico)	96,479	2,658,961
Old National Bancorp(a)	203,518	3,659,254
Old Second Bancorp, Inc.	78,071	1,252,259
Origin Bancorp, Inc.	28,139	1,032,701
Orrstown Financial Services, Inc.	11,527	266,965
Pacific Premier Bancorp, Inc.	77,194	2,436,243
PacWest Bancorp(a)	105,362	2,418,058
Parke Bancorp, Inc.	12,000	248,880
PCB Bancorp	16,300	288,347
Peapack-Gladstone Financial Corp.	53,755	2,000,761
Peoples Bancorp, Inc.	2,188	61,811
Pinnacle Financial Partners, Inc.(a)	24,163	1,773,564
Popular, Inc. (Puerto Rico)	13,000	862,160
Preferred Bank	31,260	2,332,621
Premier Financial Corp.	29,418	793,403
Primis Financial Corp.	16,400	194,340
Professional Holding Corp. (Class A Stock)*	2,700	74,898
QCR Holdings, Inc.	16,670	827,499
RBB Bancorp	9,600	200,160
Renasant Corp.	49,657	1,866,607
Republic Bancorp, Inc. (Class A Stock)	9,703	397,047
Sandy Spring Bancorp, Inc.	23,600	831,428
Shore Bancshares, Inc.	4,600	80,178
Sierra Bancorp	20,055	425,968
Simmons First National Corp. (Class A Stock)(a)	39,400	850,252
SmartFinancial, Inc.	20,368	560,120
South Plains Financial, Inc.	2,208	60,786
Southern First Bancshares, Inc.*	4,383	200,522
SouthState Corp.(a)	75,427	5,759,606
Synovus Financial Corp.	64,817	2,433,878
Texas Capital Bancshares, Inc.*	13,700	826,247
Towne Bank	55,099	1,699,253

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
TriCo Bancshares(a)	43,181	$2,201,799
United Community Banks, Inc.(a)	83,645	2,827,201
Univest Financial Corp.	41,487	1,084,055
Valley National Bancorp(a)	164,245	1,857,611
Veritex Holdings, Inc.	123,666	3,472,541
Washington Federal, Inc.	109,656	3,678,959
Washington Trust Bancorp, Inc.	8,200	386,876
Webster Financial Corp.	3,162	149,689
WesBanco, Inc.	3,117	115,267
Western Alliance Bancorp	15,500	923,180
Wintrust Financial Corp.	51,198	4,327,255

		163,947,156

Beverages — 0.3%
Primo Water Corp.	210,816	3,276,081

Biotechnology — 3.2%
2seventy bio, Inc.*	38,811	363,659
Agios Pharmaceuticals, Inc.*	38,218	1,073,161
Akero Therapeutics, Inc.*(a)	14,647	802,656
Alkermes PLC*	32,543	850,349
Allogene Therapeutics, Inc.*(a)	87,062	547,620
Apellis Pharmaceuticals, Inc.*	13,478	696,947
Arcellx, Inc.*	41,300	1,279,474
Arcus Biosciences, Inc.*(a)	58,232	1,204,238
Avidity Biosciences, Inc.*(a)	65,516	1,453,800
Beam Therapeutics, Inc.*(a)	11,660	456,023
BioCryst Pharmaceuticals, Inc.*(a)	35,430	406,736
Biohaven Ltd.*	1,354	18,793
Bluebird Bio, Inc.*(a)	34,277	237,197
Bridgebio Pharma, Inc.*(a)	75,814	577,703
Century Therapeutics, Inc.*(a)	29,825	153,002
Cytokinetics, Inc.*	32,811	1,503,400
Emergent BioSolutions, Inc.*(a)	72,400	855,044
EQRx, Inc.*	156,800	385,728
FibroGen, Inc.*(a)	35,567	569,783
Generation Bio Co.*	33,542	131,820
Intellia Therapeutics, Inc.*(a)	8,084	282,051
Iovance Biotherapeutics, Inc.*	160,967	1,028,579
Ironwood Pharmaceuticals, Inc.*(a)	68,200	844,998
Jounce Therapeutics, Inc.*	92,041	102,165
Karyopharm Therapeutics, Inc.*(a)	80,624	274,122
Kezar Life Sciences, Inc.*	139,200	979,968
Kura Oncology, Inc.*	32,584	404,367
Lexicon Pharmaceuticals, Inc.*(a)	475,669	908,528
MacroGenics, Inc.*	31,391	210,634
Mersana Therapeutics, Inc.*	77,391	453,511
MoonLake Immunotherapeutics*	4,781	50,200
Myriad Genetics, Inc.*	58,014	841,783
Organogenesis Holdings, Inc.*	30,300	81,507
Prothena Corp. PLC (Ireland)*	19,571	1,179,153
REGENXBIO, Inc.*	20,516	465,303
Relay Therapeutics, Inc.*(a)	112,574	1,681,856
REVOLUTION Medicines, Inc.*(a)	33,619	800,805
Sage Therapeutics, Inc.*	30,139	1,149,501
SpringWorks Therapeutics, Inc.*(a)	35,000	910,350
Syndax Pharmaceuticals, Inc.*	83,846	2,133,881
Travere Therapeutics, Inc.*(a)	56,356	1,185,167
Twist Bioscience Corp.*(a)	54,200	1,290,502

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (cont’d.)
Vanda Pharmaceuticals, Inc.*	76,500	$565,335
Veracyte, Inc.*	32,946	781,809
Xencor, Inc.*	25,552	665,374

		32,838,582

Building Products — 0.9%
Builders FirstSource, Inc.*(a)	11,513	746,963
Insteel Industries, Inc.	13,300	366,016
JELD-WEN Holding, Inc.*(a)	77,900	751,735
Masonite International Corp.*(a)	9,748	785,786
PGT Innovations, Inc.*	11,000	197,560
Resideo Technologies, Inc.*	271,381	4,464,218
UFP Industries, Inc.	23,548	1,866,179

		9,178,457

Capital Markets — 1.7%
Artisan Partners Asset Management, Inc. (Class A Stock)	19,700	585,090
AssetMark Financial Holdings, Inc.*	10,594	243,662
B. Riley Financial, Inc.(a)	5,800	198,360
BGC Partners, Inc. (Class A Stock)	326,007	1,229,046
Blucora, Inc.*	29,469	752,344
Cowen, Inc. (Class A Stock)(a)	6,736	260,144
Diamond Hill Investment Group, Inc.	2,200	407,044
Donnelley Financial Solutions, Inc.*(a)	14,805	572,213
Evercore, Inc. (Class A Stock)	28,919	3,154,485
Federated Hermes, Inc.	23,100	838,761
Greenhill & Co., Inc.	41,100	421,275
Janus Henderson Group PLC(a)	34,300	806,736
P10, Inc. (Class A Stock)(a)	47,172	503,325
Perella Weinberg Partners(a)	41,500	406,700
Piper Sandler Cos.(a)	9,605	1,250,475
PJT Partners, Inc. (Class A Stock)	10,187	750,680
Silvercrest Asset Management Group, Inc. (Class A Stock)(a)	12,700	238,379
Stifel Financial Corp.	19,223	1,122,047
StoneX Group, Inc.*	15,737	1,499,736
Victory Capital Holdings, Inc. (Class A Stock)(a)	30,200	810,266
Virtu Financial, Inc. (Class A Stock)	40,800	832,728
Virtus Investment Partners, Inc.	6,631	1,269,439

		18,152,935

Chemicals — 2.1%
AdvanSix, Inc.	29,020	1,103,340
Ashland, Inc.	25,599	2,752,660
Avient Corp.	78,081	2,636,015
Cabot Corp.	27,281	1,823,462
Chase Corp.	5,200	448,552
Ecovyst, Inc.*	231,243	2,048,813
Hawkins, Inc.	6,900	266,340
HB Fuller Co.	23,712	1,698,253
Ingevity Corp.*	23,284	1,640,125
Mativ Holdings, Inc.	61,073	1,276,426
Minerals Technologies, Inc.	16,177	982,267
NewMarket Corp.	700	217,777
Tredegar Corp.(a)	42,700	436,394
Trinseo PLC(a)	35,700	810,747

	Shares	Value
COMMON STOCKS (continued)
Chemicals (cont’d.)
Tronox Holdings PLC (Class A Stock)	59,391	$814,251
Valvoline, Inc.	89,827	2,932,852

		21,888,274

Commercial Services & Supplies — 2.2%
ABM Industries, Inc.	243,611	10,821,201
ACCO Brands Corp.	211,802	1,183,973
Brink’s Co. (The)	40,596	2,180,411
CoreCivic, Inc.*	82,919	958,544
Deluxe Corp.	31,298	531,440
Ennis, Inc.	16,110	356,997
Healthcare Services Group, Inc.(a)	41,000	492,000
Heritage-Crystal Clean, Inc.*	9,212	299,206
Interface, Inc.	51,400	507,318
KAR Auction Services, Inc.*	5,095	66,490
Kimball International, Inc. (Class B Stock)	67,600	439,400
MillerKnoll, Inc.(a)	132,316	2,779,959
UniFirst Corp.	6,810	1,314,262
Viad Corp.*	23,324	568,872

		22,500,073

Communications Equipment — 0.6%
Aviat Networks, Inc.*	6,553	204,388
Calix, Inc.*	37,000	2,531,910
CommScope Holding Co., Inc.*	186,377	1,369,871
Comtech Telecommunications Corp.	93,700	1,137,518
NETGEAR, Inc.*	31,700	574,087
Viavi Solutions, Inc.*	77,720	816,837

		6,634,611

Construction & Engineering — 1.2%
API Group Corp.*(a)	39,180	736,976
Arcosa, Inc.	35,900	1,950,806
Argan, Inc.(a)	36,679	1,352,722
Dycom Industries, Inc.*	6,404	599,414
EMCOR Group, Inc.	14,032	2,078,280
Fluor Corp.*	24,600	852,636
Great Lakes Dredge & Dock Corp.*(a)	55,300	329,035
MasTec, Inc.*	34,361	2,932,024
Matrix Service Co.*	21,200	131,864
Primoris Services Corp.	43,613	956,869
Sterling Infrastructure, Inc.*	6,600	216,480
Tutor Perini Corp.*	81,100	612,305

		12,749,411

Construction Materials — 0.2%
Summit Materials, Inc. (Class A Stock)*(a)	86,246	2,448,524

Consumer Finance — 1.7%
Bread Financial Holdings, Inc.(a)	51,500	1,939,490
Encore Capital Group, Inc.*(a)	36,278	1,739,167
Enova International, Inc.*	24,300	932,391
FirstCash Holdings, Inc.	22,632	1,966,947
Green Dot Corp. (Class A Stock)*	11,400	180,348
LendingClub Corp.*	55,118	485,039
Navient Corp.(a)	52,000	855,400
Nelnet, Inc. (Class A Stock)	15,642	1,419,512

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Consumer Finance (cont’d.)
PRA Group, Inc.*	32,262	$1,089,810
PROG Holdings, Inc.*(a)	80,433	1,358,513
SLM Corp.	355,028	5,893,465

		17,860,082

Containers & Packaging — 0.8%
Graphic Packaging Holding Co.	276,439	6,150,768
Greif, Inc. (Class A Stock)(a)	9,336	626,072
Myers Industries, Inc.	25,281	561,997
O-I Glass, Inc.*	17,700	293,289
TriMas Corp.	39,838	1,105,106

		8,737,232

Distributors — 0.0%
Funko, Inc. (Class A Stock)*	30,100	328,391

Diversified Consumer Services — 0.6%
2U, Inc.*	56,300	353,001
Adtalem Global Education, Inc.*	39,063	1,386,736
Carriage Services, Inc.	13,865	381,842
Graham Holdings Co. (Class B Stock)	300	181,263
Laureate Education, Inc. (Class A Stock)	89,255	858,633
Stride, Inc.*(a)	97,806	3,059,372
WW International, Inc.*	7,838	30,255

		6,251,102

Diversified Financial Services — 0.2%
Alerus Financial Corp.	9,146	213,559
Jackson Financial, Inc. (Class A Stock)(a)	16,200	563,598
Voya Financial, Inc.(a)	17,941	1,103,192

		1,880,349

Diversified Telecommunication Services — 0.4%
ATN International, Inc.(a)	8,243	373,490
EchoStar Corp. (Class A Stock)*(a)	62,926	1,049,606
Iridium Communications, Inc.*	28,203	1,449,634
Liberty Latin America Ltd. (Puerto Rico) (Class A Stock)*	109,806	826,839
Liberty Latin America Ltd. (Puerto Rico) (Class C Stock)*(a)	43,744	332,455

		4,032,024

Electric Utilities — 1.4%
ALLETE, Inc.	49,287	3,179,504
Hawaiian Electric Industries, Inc.	21,200	887,220
IDACORP, Inc.	32,062	3,457,887
MGE Energy, Inc.(a)	30,284	2,131,994
Otter Tail Corp.	14,400	845,424
PNM Resources, Inc.	15,800	770,882
Portland General Electric Co.(a)	58,942	2,888,158
Via Renewables, Inc.(a)	14,209	72,608

		14,233,677

Electrical Equipment — 0.6%
Acuity Brands, Inc.	4,958	821,094
AZZ, Inc.	21,300	856,260
Encore Wire Corp.(a)	7,500	1,031,700

	Shares	Value
COMMON STOCKS (continued)
Electrical Equipment (cont’d.)
EnerSys	26,993	$1,993,163
GrafTech International Ltd.	110,700	526,932
Powell Industries, Inc.	20,314	714,647
Preformed Line Products Co.	2,400	199,896
Thermon Group Holdings, Inc.*	28,200	566,256

		6,709,948

Electronic Equipment, Instruments & Components — 3.1%
Avnet, Inc.	58,425	2,429,311
Belden, Inc.	73,836	5,308,808
Benchmark Electronics, Inc.	33,626	897,478
Coherent Corp.*(a)	23,700	831,870
CTS Corp.(a)	19,583	771,962
ePlus, Inc.*	11,300	500,364
FARO Technologies, Inc.*	32,366	951,884
Insight Enterprises, Inc.*	41,117	4,122,802
IPG Photonics Corp.*	9,000	852,030
Itron, Inc.*	37,516	1,900,185
Kimball Electronics, Inc.*	19,500	440,505
Knowles Corp.*	167,915	2,757,164
OSI Systems, Inc.*	22,190	1,764,549
PC Connection, Inc.	4,200	196,980
Plexus Corp.*	8,000	823,440
Rogers Corp.*	2,931	349,786
Sanmina Corp.*	38,716	2,218,040
ScanSource, Inc.*	30,591	893,869
TTM Technologies, Inc.*	204,783	3,088,128
Vishay Intertechnology, Inc.(a)	38,100	821,817
Vontier Corp.	40,900	790,597

		32,711,569

Energy Equipment & Services — 2.1%
Cactus, Inc. (Class A Stock)	25,935	1,303,493
ChampionX Corp.	110,348	3,198,989
Dril-Quip, Inc.*	30,700	834,119
Expro Group Holdings NV*(a)	35,100	636,363
Helix Energy Solutions Group, Inc.*(a)	70,100	517,338
Helmerich & Payne, Inc.	50,126	2,484,746
Liberty Energy, Inc. (Class A Stock)	31,600	505,916
Nabors Industries Ltd.*	700	108,409
National Energy Services Reunited Corp.*	203,605	1,413,019
Newpark Resources, Inc.*	135,000	560,250
NexTier Oilfield Solutions, Inc.*	437,793	4,045,207
Noble Corp. PLC*	7,600	286,596
Patterson-UTI Energy, Inc.	95,518	1,608,523
Precision Drilling Corp. (Canada)*	8,400	643,400
ProPetro Holding Corp.*	139,852	1,450,265
Select Energy Services, Inc. (Class A Stock)	90,289	834,270
Solaris Oilfield Infrastructure, Inc. (Class A Stock)	46,500	461,745
TechnipFMC PLC (United Kingdom)*	43,900	535,141
Tidewater, Inc.*	17,400	641,190

		22,068,979

Entertainment — 0.0%
IMAX Corp.*(a)	25,996	381,101

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) — 5.7%
Acadia Realty Trust	193,166	$2,771,932
Agree Realty Corp.(a)	83,865	5,948,544
Alexander & Baldwin, Inc.	10,187	190,803
Alexander’s, Inc.(a)	3,300	726,198
American Assets Trust, Inc.(a)	6,043	160,140
Apple Hospitality REIT, Inc.	76,389	1,205,418
Armada Hoffler Properties, Inc.	18,183	209,104
Braemar Hotels & Resorts, Inc.	101,600	417,576
Broadstone Net Lease, Inc.	16,450	266,654
Centerspace(a)	6,659	390,684
City Office REIT, Inc.	11,800	98,884
Corporate Office Properties Trust(a)	32,512	843,361
Cousins Properties, Inc.(a)	45,181	1,142,627
CTO Realty Growth, Inc.	13,100	239,468
DiamondRock Hospitality Co.	77,230	632,514
Empire State Realty Trust, Inc. (Class A Stock)(a)	121,700	820,258
Equity Commonwealth(a)	40,565	1,012,908
Essential Properties Realty Trust, Inc.	27,620	648,241
First Industrial Realty Trust, Inc.(a)	6,335	305,727
Getty Realty Corp.(a)	17,054	577,278
Global Medical REIT, Inc.	14,434	136,834
Healthcare Realty Trust, Inc.(a)	55,211	1,063,916
Highwoods Properties, Inc.	35,861	1,003,391
Hudson Pacific Properties, Inc.	110,704	1,077,150
Independence Realty Trust, Inc.(a)	86,814	1,463,684
Kite Realty Group Trust(a)	74,822	1,575,003
Macerich Co. (The)(a)	55,600	626,056
NETSTREIT Corp.(a)	25,400	465,582
Paramount Group, Inc.(a)	27,394	162,720
Park Hotels & Resorts, Inc.	68,500	807,615
Pebblebrook Hotel Trust(a)	188,793	2,527,938
Phillips Edison & Co., Inc.(a)	13,256	422,071
Physicians Realty Trust(a)	306,768	4,438,933
Piedmont Office Realty Trust, Inc. (Class A Stock)	57,315	525,579
Plymouth Industrial REIT, Inc.(a)	7,867	150,889
PotlatchDeltic Corp.(a)	33,085	1,455,409
Retail Opportunity Investments Corp.	11,091	166,698
RLJ Lodging Trust	324,386	3,435,248
Ryman Hospitality Properties, Inc.	49,356	4,036,334
Sabra Health Care REIT, Inc.	75,700	940,951
SITE Centers Corp.(a)	264,287	3,610,160
Spirit Realty Capital, Inc.	29,673	1,184,843
STAG Industrial, Inc.(a)	153,428	4,957,259
Terreno Realty Corp.	60,680	3,450,872
UMH Properties, Inc.	39,726	639,589
Uniti Group, Inc.(a)	84,400	466,732
Xenia Hotels & Resorts, Inc.	29,927	394,438

		59,794,213

Food & Staples Retailing — 0.6%
Andersons, Inc. (The)	35,075	1,227,274
BJ’s Wholesale Club Holdings, Inc.*	7,918	523,855
Natural Grocers by Vitamin Cottage, Inc.	25,800	235,812
Rite Aid Corp.*(a)	101,728	339,772
SpartanNash Co.	26,961	815,301
Sprouts Farmers Market, Inc.*	16,511	534,461

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (cont’d.)
United Natural Foods, Inc.*(a)	54,651	$2,115,540

		5,792,015

Food Products — 0.9%
B&G Foods, Inc.(a)	42,200	470,530
Darling Ingredients, Inc.*	24,595	1,539,401
Fresh Del Monte Produce, Inc.	58,428	1,530,230
Hostess Brands, Inc.*(a)	117,911	2,645,923
Simply Good Foods Co. (The)*	22,975	873,739
TreeHouse Foods, Inc.*	23,229	1,147,048
Utz Brands, Inc.(a)	67,705	1,073,801

		9,280,672

Gas Utilities — 1.4%
Brookfield Infrastructure Corp. (Canada) (Class A Stock)(a)	7,885	306,727
Chesapeake Utilities Corp.	16,925	2,000,196
New Jersey Resources Corp.	16,418	814,661
Northwest Natural Holding Co.	36,600	1,741,794
ONE Gas, Inc.	49,132	3,720,275
South Jersey Industries, Inc.(a)	22,800	810,084
Southwest Gas Holdings, Inc.	46,879	2,900,873
Spire, Inc.(a)	29,554	2,035,088

		14,329,698

Health Care Equipment & Supplies — 1.5%
Alphatec Holdings, Inc.*	90,600	1,118,910
Avanos Medical, Inc.*	51,213	1,385,824
CONMED Corp.	7,725	684,744
Enovis Corp.*	26,019	1,392,537
Envista Holdings Corp.*	61,432	2,068,415
Haemonetics Corp.*	22,104	1,738,480
Inari Medical, Inc.*	11,900	756,364
LivaNova PLC*	19,497	1,082,863
NuVasive, Inc.*	28,332	1,168,412
Orthofix Medical, Inc.*	6,134	125,931
QuidelOrtho Corp.*	22,941	1,965,355
SeaSpine Holdings Corp.*	55,300	461,755
Sight Sciences, Inc.*(a)	59,900	731,379
Utah Medical Products, Inc.(a)	4,570	459,422

		15,140,391

Health Care Providers & Services — 1.2%
Acadia Healthcare Co., Inc.*	16,007	1,317,696
AdaptHealth Corp.*(a)	60,588	1,164,502
Amedisys, Inc.*	13,343	1,114,674
AMN Healthcare Services, Inc.*	9,720	999,411
Fulgent Genetics, Inc.*(a)	16,200	482,436
ModivCare, Inc.*	10,311	925,206
National HealthCare Corp.	8,100	481,950
Owens & Minor, Inc.*	35,742	698,041
PetIQ, Inc.*	66,683	614,817
Premier, Inc. (Class A Stock)	24,800	867,504
R1 RCM, Inc.*(a)	96,244	1,053,872
Select Medical Holdings Corp.	20,700	513,981
Tenet Healthcare Corp.*	37,008	1,805,620

		12,039,710

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Health Care Technology — 0.4%
Allscripts Healthcare Solutions, Inc.*	120,504	$2,125,690
Health Catalyst, Inc.*(a)	221,747	2,357,171

		4,482,861

Hotels, Restaurants & Leisure — 1.8%
Bloomin’ Brands, Inc.	67,816	1,364,458
Bluegreen Vacations Holding Corp.(a)	30,425	759,408
Boyd Gaming Corp.	20,182	1,100,524
Brinker International, Inc.*(a)	15,400	491,414
Dine Brands Global, Inc.(a)	20,400	1,317,840
El Pollo Loco Holdings, Inc.(a)	26,300	261,948
Full House Resorts, Inc.*	61,000	458,720
International Game Technology PLC	158,331	3,590,947
Jack in the Box, Inc.	3,400	231,982
Krispy Kreme, Inc.(a)	46,230	477,094
Light & Wonder, Inc.*	33,700	1,974,820
Red Rock Resorts, Inc. (Class A Stock)(a)	22,676	907,267
Ruth’s Hospitality Group, Inc.(a)	28,600	442,728
SeaWorld Entertainment, Inc.*(a)	33,256	1,779,529
Travel + Leisure Co.	91,838	3,342,903

		18,501,582

Household Durables — 1.6%
Century Communities, Inc.	30,554	1,528,006
GoPro, Inc. (Class A Stock)*	199,600	994,008
Green Brick Partners, Inc.*	20,500	496,715
Hooker Furnishings Corp.(a)	26,300	491,810
Installed Building Products, Inc.	8,401	719,126
KB Home	29,305	933,364
La-Z-Boy, Inc.(a)	22,000	502,040
Lifetime Brands, Inc.	27,481	208,581
M/I Homes, Inc.*	9,400	434,092
Meritage Homes Corp.*	29,870	2,754,014
Taylor Morrison Home Corp.*	107,929	3,275,645
Tempur Sealy International, Inc.(a)	71,619	2,458,680
Tri Pointe Homes, Inc.*	84,660	1,573,829
Tupperware Brands Corp.*	5,913	24,480
Universal Electronics, Inc.*	11,598	241,354

		16,635,744

Household Products — 0.2%
Central Garden & Pet Co.*	10,000	374,500
Central Garden & Pet Co. (Class A Stock)*	54,542	1,952,604

		2,327,104

Independent Power & Renewable Electricity Producers — 0.5%
Clearway Energy, Inc. (Class A Stock)	38,789	1,160,567
Clearway Energy, Inc. (Class C Stock)(a)	47,629	1,517,936
NextEra Energy Partners LP(a)	17,931	1,256,784
Vistra Corp.	47,693	1,106,478

		5,041,765

Insurance — 3.5%
American Equity Investment Life Holding Co.	41,200	1,879,544

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
AMERISAFE, Inc.	12,982	$674,675
Assured Guaranty Ltd.	50,162	3,123,086
Axis Capital Holdings Ltd.	65,002	3,521,158
Brighthouse Financial, Inc.*	7,700	394,779
CNO Financial Group, Inc.	103,679	2,369,065
Employers Holdings, Inc.	48,091	2,074,165
Enstar Group Ltd.*	11,387	2,630,852
Greenlight Capital Re Ltd. (Class A Stock)*	12,500	101,875
Hanover Insurance Group, Inc. (The)(a)	21,144	2,857,189
Horace Mann Educators Corp.	19,600	732,452
James River Group Holdings Ltd.	16,100	336,651
Kemper Corp.	16,100	792,120
Mercury General Corp.	12,000	410,400
National Western Life Group, Inc. (Class A Stock)	1,800	505,800
Primerica, Inc.	1,700	241,094
RenaissanceRe Holdings Ltd. (Bermuda)	6,238	1,149,227
RLI Corp.	13,613	1,786,978
Safety Insurance Group, Inc.	4,800	404,448
Selective Insurance Group, Inc.(a)	32,930	2,917,927
Selectquote, Inc.*	249,500	167,639
SiriusPoint Ltd. (Bermuda)*	127,100	749,890
Stewart Information Services Corp.	42,126	1,800,044
United Fire Group, Inc.	7,075	193,572
White Mountains Insurance Group Ltd.(a)	2,923	4,134,087

		35,948,717

Interactive Media & Services — 0.2%
Bumble, Inc. (Class A Stock)*	61,248	1,289,270
Cars.com, Inc.*(a)	24,731	340,546
Outbrain, Inc.*	47,700	172,674

		1,802,490

Internet & Direct Marketing Retail — 0.0%
Overstock.com, Inc.*(a)	20,900	404,624

IT Services — 1.1%
Brightcove, Inc.*	71,200	372,376
Cass Information Systems, Inc.(a)	13,700	627,734
Concentrix Corp.	26,857	3,576,278
Euronet Worldwide, Inc.*	8,600	811,668
Fastly, Inc. (Class A Stock)*(a)	30,800	252,252
Information Services Group, Inc.	135,900	625,140
International Money Express, Inc.*	37,500	913,875
Maximus, Inc.	15,844	1,161,841
Repay Holdings Corp.*	86,200	693,910
TTEC Holdings, Inc.	37,306	1,646,314
Unisys Corp.*	31,839	162,697
Verra Mobility Corp.*	36,900	510,327

		11,354,412

Leisure Products — 0.8%
JAKKS Pacific, Inc.*	21,192	370,648
Johnson Outdoors, Inc. (Class A Stock)	13,700	905,844
Latham Group, Inc.*	106,400	342,608

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Leisure Products (cont’d.)
Topgolf Callaway Brands Corp.*(a)	294,475	$5,815,881
Vista Outdoor, Inc.*(a)	34,500	840,765

		8,275,746

Life Sciences Tools & Services — 0.5%
NeoGenomics, Inc.*	174,535	1,612,703
Pacific Biosciences of California, Inc.*(a)	76,127	622,719
Sotera Health Co.*	123,156	1,025,890
Syneos Health, Inc.*	51,325	1,882,601

		5,143,913

Machinery — 3.3%
3D Systems Corp.*(a)	54,600	404,040
AGCO Corp.	10,900	1,511,721
Albany International Corp. (Class A Stock)	3,500	345,065
Allison Transmission Holdings, Inc.	52,312	2,176,179
Altra Industrial Motion Corp.	27,203	1,625,379
Astec Industries, Inc.	21,762	884,843
Barnes Group, Inc.	13,000	531,050
Blue Bird Corp.*(a)	18,400	197,064
Columbus McKinnon Corp.	60,756	1,972,748
Enerpac Tool Group Corp.	20,100	511,545
EnPro Industries, Inc.	26,525	2,883,002
ESCO Technologies, Inc.	22,195	1,942,950
Federal Signal Corp.	49,135	2,283,304
Flowserve Corp.(a)	29,200	895,856
Gates Industrial Corp. PLC*	46,400	529,424
Greenbrier Cos., Inc. (The)(a)	60,800	2,038,624
Hillenbrand, Inc.	53,136	2,267,313
Luxfer Holdings PLC (United Kingdom)	6,500	89,180
Miller Industries, Inc.	11,300	301,258
Mueller Industries, Inc.	21,192	1,250,328
Mueller Water Products, Inc. (Class A Stock)	56,600	609,016
Proto Labs, Inc.*	30,800	786,324
SPX Technologies, Inc.*	24,171	1,586,826
Standex International Corp.	7,310	748,617
Terex Corp.(a)	85,505	3,652,774
Timken Co. (The)	11,500	812,705
Wabash National Corp.(a)	87,095	1,968,347

		34,805,482

Marine — 0.2%
Matson, Inc.	24,400	1,525,244

Media — 1.6%
AMC Networks, Inc. (Class A Stock)*	55,600	871,252
Emerald Holding, Inc.*	68,978	244,182
Entravision Communications Corp. (Class A Stock)	251,136	1,205,453
EW Scripps Co. (The) (Class A Stock)*(a)	63,458	837,011
Gray Television, Inc.	141,237	1,580,442
iHeartMedia, Inc. (Class A Stock)*	33,844	207,464
John Wiley & Sons, Inc. (Class A Stock)	54,219	2,172,013
Nexstar Media Group, Inc.(a)	28,154	4,927,794

	Shares	Value
COMMON STOCKS (continued)
Media (cont’d.)
Stagwell, Inc.*(a)	91,300	$566,973
TEGNA, Inc.	194,062	4,112,174

		16,724,758

Metals & Mining — 1.2%
Arconic Corp.*	57,861	1,224,339
ATI, Inc.*(a)	55,932	1,670,130
Carpenter Technology Corp.	32,824	1,212,519
Commercial Metals Co.(a)	84,775	4,094,632
Constellium SE*	141,539	1,674,406
Hecla Mining Co.(a)	113,325	630,087
Kaiser Aluminum Corp.	8,400	638,064
Olympic Steel, Inc.	10,500	352,590
Ryerson Holding Corp.	17,100	517,446
Schnitzer Steel Industries, Inc. (Class A Stock)	14,419	441,942
Warrior Met Coal, Inc.	4,400	152,416
Worthington Industries, Inc.(a)	4,500	223,695

		12,832,266

Mortgage Real Estate Investment Trusts (REITs) — 1.6%
Apollo Commercial Real Estate Finance, Inc.(a)	17,700	190,452
Arbor Realty Trust, Inc.(a)	40,600	535,514
Ares Commercial Real Estate Corp.(a)	153,527	1,579,793
Blackstone Mortgage Trust, Inc. (Class A Stock)(a)	162,374	3,437,458
BrightSpire Capital, Inc.(a)	30,900	192,507
Dynex Capital, Inc.	109,200	1,389,024
Ellington Financial, Inc.(a)	15,484	191,537
Granite Point Mortgage Trust, Inc.	21,800	116,848
Great Ajax Corp.	20,000	145,000
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	9,990	289,510
KKR Real Estate Finance Trust, Inc.(a)	155,357	2,168,784
Ladder Capital Corp.(a)	101,276	1,016,811
MFA Financial, Inc.	18,800	185,180
New York Mortgage Trust, Inc.(a)	163,500	418,560
PennyMac Mortgage Investment Trust(a)	140,718	1,743,496
Ready Capital Corp.(a)	19,337	215,414
Redwood Trust, Inc.(a)	35,458	239,696
Starwood Property Trust, Inc.(a)	85,974	1,575,904
TPG RE Finance Trust, Inc.(a)	180,622	1,226,423

		16,857,911

Multiline Retail — 0.1%
Dillard’s, Inc. (Class A Stock)(a)	1,949	629,917
Macy’s, Inc.	39,138	808,200

		1,438,117

Multi-Utilities — 0.4%
Avista Corp.	27,326	1,211,635
Black Hills Corp.(a)	15,101	1,062,204
NorthWestern Corp.	26,034	1,544,857
Unitil Corp.	9,674	496,857

		4,315,553

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels — 4.7%
Alto Ingredients, Inc.*	42,100	$121,248
Arch Resources, Inc.(a)	5,726	817,615
Berry Corp.	120,043	960,344
California Resources Corp.	13,400	583,034
Callon Petroleum Co.*	9,063	336,147
Chord Energy Corp.	24,046	3,289,733
Civitas Resources, Inc.	14,500	839,985
CNX Resources Corp.*(a)	14,941	251,606
CONSOL Energy, Inc.(a)	2,300	149,500
Crescent Energy Co. (Class A Stock)(a)	69,200	829,708
CVR Energy, Inc.(a)	13,471	422,181
Delek US Holdings, Inc.	27,368	738,936
Denbury, Inc.*	5,900	513,418
DHT Holdings, Inc.	119,539	1,061,506
Enerplus Corp. (Canada)(a)	148,572	2,622,296
Equitrans Midstream Corp.	238,158	1,595,659
Golar LNG Ltd. (Cameroon)*	49,494	1,127,968
Green Plains, Inc.*(a)	58,890	1,796,145
Kinetik Holdings, Inc.(a)	21,000	694,680
Kosmos Energy Ltd. (Ghana)*	417,280	2,653,901
Laredo Petroleum, Inc.*(a)	10,000	514,200
Matador Resources Co.	16,211	927,918
Murphy Oil Corp.	81,061	3,486,434
Northern Oil & Gas, Inc.(a)	18,800	579,416
Ovintiv, Inc.	35,319	1,791,026
Par Pacific Holdings, Inc.*	68,836	1,600,437
PBF Energy, Inc. (Class A Stock)	34,281	1,397,979
PDC Energy, Inc.	13,612	864,090
Peabody Energy Corp.*(a)	57,887	1,529,374
Permian Resources Corp.(a)	93,100	875,140
Ranger Oil Corp. (Class A Stock)	16,100	650,923
REX American Resources Corp.*	22,294	710,287
Scorpio Tankers, Inc. (Monaco)	34,192	1,838,504
Sitio Royalties Corp. (Class A Stock)	16,544	477,296
SM Energy Co.	54,720	1,905,898
Southwestern Energy Co.*	46,761	273,552
Talos Energy, Inc.*	26,600	502,208
Vertex Energy, Inc.*(a)	86,100	533,820
Viper Energy Partners LP	92,448	2,938,922
W&T Offshore, Inc.*(a)	7,900	44,082
World Fuel Services Corp.	134,678	3,680,750

		48,527,866

Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.(a)	16,076	951,699
Mercer International, Inc. (Germany)	51,300	597,132

		1,548,831

Personal Products — 0.6%
BellRing Brands, Inc.*(a)	33,243	852,350
Edgewell Personal Care Co.	23,674	912,396
Herbalife Nutrition Ltd.*(a)	217,636	3,238,424
Medifast, Inc.	3,800	438,330
Nu Skin Enterprises, Inc. (Class A Stock)	10,500	442,680
USANA Health Sciences, Inc.*	9,900	526,680

		6,410,860

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals — 0.3%
ANI Pharmaceuticals, Inc.*	14,136	$568,691
NGM Biopharmaceuticals, Inc.*	40,247	202,040
Phibro Animal Health Corp. (Class A Stock)	30,500	409,005
Revance Therapeutics, Inc.*(a)	14,842	273,983
Taro Pharmaceutical Industries Ltd.*(a)	22,852	663,622
Theravance Biopharma, Inc.*	100,166	1,123,863

		3,241,204

Professional Services — 3.0%
Alight, Inc. (Class A Stock)*(a)	99,847	834,721
ASGN, Inc.*	48,832	3,978,831
Barrett Business Services, Inc.	10,690	997,163
BGSF, Inc.	10,814	165,671
CRA International, Inc.	1,111	136,020
First Advantage Corp.*	66,805	868,465
FTI Consulting, Inc.*(a)	12,014	1,907,823
Heidrick & Struggles International, Inc.	108,731	3,041,206
ICF International, Inc.	13,404	1,327,666
KBR, Inc.	105,378	5,563,958
Kelly Services, Inc. (Class A Stock)	120,543	2,037,177
Kforce, Inc.	9,500	520,885
Korn Ferry	77,693	3,932,820
ManpowerGroup, Inc.	6,200	515,902
Resources Connection, Inc.	32,000	588,160
Science Applications International Corp.	30,795	3,416,089
TrueBlue, Inc.*	43,500	851,730

		30,684,287

Real Estate Management & Development — 0.8%
Anywhere Real Estate, Inc.*	70,049	447,613
Cushman & Wakefield PLC*	73,200	912,072
Douglas Elliman, Inc.	37,500	152,625
Forestar Group, Inc.*	36,500	562,465
Kennedy-Wilson Holdings, Inc.	173,410	2,727,739
Marcus & Millichap, Inc.	22,000	757,900
RE/MAX Holdings, Inc. (Class A Stock)	43,400	808,976
RMR Group, Inc. (The) (Class A Stock)	21,600	610,200
Seritage Growth Properties (Class A Stock)*(a)	67,400	797,342

		7,776,932

Road & Rail — 0.7%
ArcBest Corp.	36,504	2,556,740
Heartland Express, Inc.(a)	35,000	536,900
Landstar System, Inc.	3,853	627,654
PAM Transportation Services, Inc.*	6,500	168,350
Saia, Inc.*	5,673	1,189,515
Werner Enterprises, Inc.(a)	45,610	1,836,258

		6,915,417

Semiconductors & Semiconductor Equipment — 1.2%
ACM Research, Inc. (Class A Stock)*(a)	179,900	1,387,029
Alpha & Omega Semiconductor Ltd.*(a)	10,583	302,356
Cirrus Logic, Inc.*(a)	8,000	595,840

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Cohu, Inc.*	70,772	$2,268,243
Diodes, Inc.*	6,400	487,296
MACOM Technology Solutions Holdings, Inc.*	19,839	1,249,460
MaxLinear, Inc.*	14,800	502,460
Onto Innovation, Inc.*	3,769	256,631
Photronics, Inc.*	120,656	2,030,641
Semtech Corp.*	29,700	852,093
SMART Global Holdings, Inc.*(a)	57,597	857,043
Ultra Clean Holdings, Inc.*	39,336	1,303,989
Veeco Instruments, Inc.*(a)	26,233	487,409

		12,580,490

Software — 1.8%
ACI Worldwide, Inc.*(a)	39,200	901,600
Adeia, Inc.	72,742	689,594
CoreCard Corp.*(a)	8,600	249,142
Domo, Inc. (Class B Stock)*	19,194	273,323
E2open Parent Holdings, Inc.*(a)	61,100	358,657
Ebix, Inc.(a)	25,500	508,980
eGain Corp.*	84,300	761,229
InterDigital, Inc.(a)	48,759	2,412,595
JFrog Ltd. (Israel)*(a)	60,765	1,296,117
LiveRamp Holdings, Inc.*	120,613	2,827,169
Marathon Digital Holdings, Inc.*(a)	30,555	104,498
NCR Corp.*	83,169	1,946,986
Riot Blockchain, Inc.*(a)	64,700	219,333
Smartsheet, Inc. (Class A Stock)*	17,352	682,975
SolarWinds Corp.*(a)	15,900	148,824
Telos Corp.*(a)	109,000	554,810
Tenable Holdings, Inc.*	33,258	1,268,793
Upland Software, Inc.*	48,300	344,379
Verint Systems, Inc.*(a)	70,001	2,539,636
Xperi, Inc.*	36,156	311,303

		18,399,943

Specialty Retail — 2.8%
Aaron’s Co., Inc. (The)	53,100	634,545
Academy Sports & Outdoors, Inc.(a)	101,878	5,352,670
American Eagle Outfitters, Inc.(a)	30,903	431,406
Asbury Automotive Group, Inc.*(a)	10,099	1,810,246
Big 5 Sporting Goods Corp.	1,800	15,894
Boot Barn Holdings, Inc.*	10,300	643,956
Buckle, Inc. (The)	22,911	1,039,014
Caleres, Inc.(a)	30,710	684,219
Cato Corp. (The) (Class A Stock)	37,800	352,674
Conn’s, Inc.*(a)	8,338	57,365
Foot Locker, Inc.(a)	71,348	2,696,241
Genesco, Inc.*	15,712	723,066
Group 1 Automotive, Inc.	19,810	3,573,130
Haverty Furniture Cos., Inc.(a)	22,200	663,780
Hibbett, Inc.	8,100	552,582
LL Flooring Holdings, Inc.*	81,200	456,344
MarineMax, Inc.*(a)	55,400	1,729,588
ODP Corp. (The)*	6,204	282,530
OneWater Marine, Inc. (Class A Stock)*(a)	21,800	623,480
Petco Health & Wellness Co., Inc.*(a)	69,650	660,282
Rent-A-Center, Inc.(a)	43,281	975,986

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Sally Beauty Holdings, Inc.*	54,000	$676,080
Signet Jewelers Ltd.(a)	26,977	1,834,436
Sleep Number Corp.*(a)	6,700	174,066
Sonic Automotive, Inc. (Class A Stock)(a)	17,500	862,225
TravelCenters of America, Inc.*	11,300	506,014
Urban Outfitters, Inc.*	11,100	264,735
Victoria’s Secret & Co.*(a)	28,521	1,020,481
Zumiez, Inc.*(a)	12,186	264,924

		29,561,959

Technology Hardware, Storage & Peripherals — 0.4%
Avid Technology, Inc.*(a)	24,000	638,160
Super Micro Computer, Inc.*	7,700	632,170
Xerox Holdings Corp.(a)	225,935	3,298,651

		4,568,981

Textiles, Apparel & Luxury Goods — 1.0%
Capri Holdings Ltd.*	31,300	1,794,116
Carter’s, Inc.(a)	14,347	1,070,429
Deckers Outdoor Corp.*	6,589	2,630,065
G-III Apparel Group Ltd.*	74,308	1,018,763
Kontoor Brands, Inc.(a)	5,100	203,949
Lakeland Industries, Inc.*(a)	17,733	235,849
Skechers USA, Inc. (Class A Stock)*	17,604	738,488
Steven Madden Ltd.	80,550	2,574,378
Vera Bradley, Inc.*	77,700	351,981

		10,618,018

Thrifts & Mortgage Finance — 2.7%
Axos Financial, Inc.*	21,385	817,335
Bridgewater Bancshares, Inc.*	39,341	697,909
Capitol Federal Financial, Inc.	83,100	718,815
Enact Holdings, Inc.(a)	12,900	311,148
Essent Group Ltd.	119,596	4,649,893
Federal Agricultural Mortgage Corp. (Class C Stock)	14,893	1,678,590
FS Bancorp, Inc.	7,800	260,832
Home Bancorp, Inc.	5,700	228,171
Kearny Financial Corp.(a)	75,235	763,635
Luther Burbank Corp.	19,333	214,790
Merchants Bancorp(a)	37,428	910,249
MGIC Investment Corp.	193,048	2,509,624
Mr. Cooper Group, Inc.*	26,195	1,051,205
New York Community Bancorp, Inc.	95,100	817,860
NMI Holdings, Inc. (Class A Stock)*	136,895	2,861,106
Northeast Community Bancorp, Inc.(a)	14,094	210,282
Northfield Bancorp, Inc.	29,000	456,170
PennyMac Financial Services, Inc.(a)	21,250	1,204,025
Provident Financial Services, Inc.(a)	38,700	826,632
Radian Group, Inc.	148,075	2,823,790
Southern Missouri Bancorp, Inc.	4,200	192,486
Territorial Bancorp, Inc.	10,600	254,506
TrustCo Bank Corp.	13,200	496,188
Walker & Dunlop, Inc.	34,055	2,672,636
Waterstone Financial, Inc.	29,000	499,960
William Penn Bancorp	9,400	113,928

		28,241,765

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Tobacco — 0.2%
Universal Corp.	11,715	$618,669
Vector Group Ltd.	81,670	968,606

		1,587,275

Trading Companies & Distributors — 2.3%
Beacon Roofing Supply, Inc.*	24,974	1,318,377
BlueLinx Holdings, Inc.*(a)	19,922	1,416,653
Boise Cascade Co.	23,724	1,629,127
GATX Corp.(a)	3,070	326,464
Global Industrial Co.	6,479	152,451
GMS, Inc.*	24,355	1,212,879
Herc Holdings, Inc.	9,615	1,265,046
MRC Global, Inc.*	91,711	1,062,013
NOW, Inc.*	224,258	2,848,077
Rush Enterprises, Inc. (Class A Stock)	81,218	4,246,077
Titan Machinery, Inc.*	5,870	233,215
Veritiv Corp.(a)	5,165	628,632
WESCO International, Inc.*	58,023	7,264,480

		23,603,491

Water Utilities — 0.1%
SJW Group	15,139	1,229,135

Wireless Telecommunication Services — 0.1%
Gogo, Inc.*(a)	23,000	339,480
Telephone & Data Systems, Inc.(a)	28,651	300,549

		640,029

TOTAL COMMON STOCKS (cost $1,049,024,824)		990,638,984

EXCHANGE-TRADED FUNDS — 3.3%
iShares Russell 2000 Value ETF(a)	129,800	17,999,366
Vanguard Small-Cap Value ETF	106,071	16,844,075

TOTAL EXCHANGE-TRADED FUNDS (cost $38,814,870)		34,843,441

TOTAL LONG-TERM INVESTMENTS (cost $1,087,839,694)		1,025,482,425

SHORT-TERM INVESTMENTS — 19.2%
AFFILIATED MUTUAL FUND — 17.9%
PGIM Institutional Money Market Fund (cost $186,526,470; includes $185,860,925 of cash collateral for securities on loan)(b)(wa)	186,660,860	186,567,530

	Shares	Value

UNAFFILIATED FUND — 1.3%
Dreyfus Government Cash Management (Institutional Shares)
(cost $12,901,645)	12,901,645	$12,901,645

TOTAL SHORT-TERM INVESTMENTS (cost $199,428,115)		199,469,175

TOTAL INVESTMENTS—117.6% (cost $1,287,267,809)		1,224,951,600

Liabilities in excess of other assets(z) — (17.6)%		(182,996,425)

NET ASSETS — 100.0%		$1,041,955,175

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $181,314,030; cash collateral of $185,860,925 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
42	Russell 2000 E-Mini Index	Mar. 2023	$3,718,890	$(85,789)

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

GS	$496,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$12,957,090	$—	$—
Air Freight & Logistics	6,269,776	—	—
Airlines	1,053,645	—	—
Auto Components	7,672,028	—	—
Automobiles	2,946,416	—	—
Banks	163,947,156	—	—
Beverages	3,276,081	—	—
Biotechnology	32,838,582	—	—
Building Products	9,178,457	—	—
Capital Markets	18,152,935	—	—
Chemicals	21,888,274	—	—
Commercial Services & Supplies	22,500,073	—	—
Communications Equipment	6,634,611	—	—
Construction & Engineering	12,749,411	—	—
Construction Materials	2,448,524	—	—
Consumer Finance	17,860,082	—	—
Containers & Packaging	8,737,232	—	—
Distributors	328,391	—	—
Diversified Consumer Services	6,251,102	—	—
Diversified Financial Services	1,880,349	—	—
Diversified Telecommunication Services	4,032,024	—	—
Electric Utilities	14,233,677	—	—
Electrical Equipment	6,709,948	—	—
Electronic Equipment, Instruments & Components	32,711,569	—	—
Energy Equipment & Services	22,068,979	—	—
Entertainment	381,101	—	—
Equity Real Estate Investment Trusts (REITs)	59,794,213	—	—
Food & Staples Retailing	5,792,015	—	—
Food Products	9,280,672	—	—
Gas Utilities	14,329,698	—	—
Health Care Equipment & Supplies	15,140,391	—	—
Health Care Providers & Services	12,039,710	—	—
Health Care Technology	4,482,861	—	—
Hotels, Restaurants & Leisure	18,501,582	—	—
Household Durables	16,635,744	—	—
Household Products	2,327,104	—	—
Independent Power & Renewable Electricity Producers	5,041,765	—	—
Insurance	35,948,717	—	—
Interactive Media & Services	1,802,490	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Internet & Direct Marketing Retail	$404,624	$—	$—
IT Services	11,354,412	—	—
Leisure Products	8,275,746	—	—
Life Sciences Tools & Services	5,143,913	—	—
Machinery	34,805,482	—	—
Marine	1,525,244	—	—
Media	16,724,758	—	—
Metals & Mining	12,832,266	—	—
Mortgage Real Estate Investment Trusts (REITs)	16,857,911	—	—
Multiline Retail	1,438,117	—	—
Multi-Utilities	4,315,553	—	—
Oil, Gas & Consumable Fuels	48,527,866	—	—
Paper & Forest Products	1,548,831	—	—
Personal Products	6,410,860	—	—
Pharmaceuticals	3,241,204	—	—
Professional Services	30,684,287	—	—
Real Estate Management & Development	7,776,932	—	—
Road & Rail	6,915,417	—	—
Semiconductors & Semiconductor Equipment	12,580,490	—	—
Software	18,399,943	—	—
Specialty Retail	29,561,959	—	—
Technology Hardware, Storage & Peripherals	4,568,981	—	—
Textiles, Apparel & Luxury Goods	10,618,018	—	—
Thrifts & Mortgage Finance	28,241,765	—	—
Tobacco	1,587,275	—	—
Trading Companies & Distributors	23,603,491	—	—
Water Utilities	1,229,135	—	—
Wireless Telecommunication Services	640,029	—	—
Exchange-Traded Funds	34,843,441	—	—
Short-Term Investments
Affiliated Mutual Fund	186,567,530	—	—
Unaffiliated Fund	12,901,645	—	—

Total	$1,224,951,600	$—	$—

Other Financial Instruments*
Liabilities
Futures Contracts	$(85,789)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Fund (17.8% represents investments purchased with collateral from securities on loan)	17.9%
Banks	15.7
Equity Real Estate Investment Trusts (REITs)	5.7
Oil, Gas & Consumable Fuels	4.7
Insurance	3.5
Exchange-Traded Funds	3.3
Machinery	3.3
Biotechnology	3.2
Electronic Equipment, Instruments & Components	3.1
Professional Services	3.0

Specialty Retail	2.8%
Thrifts & Mortgage Finance	2.7
Trading Companies & Distributors	2.3
Commercial Services & Supplies	2.2
Energy Equipment & Services	2.1
Chemicals	2.1
Hotels, Restaurants & Leisure	1.8
Software	1.8
Capital Markets	1.7
Consumer Finance	1.7
Mortgage Real Estate Investment Trusts (REITs)	1.6

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification (continued):

Media	1.6%
Household Durables	1.6
Health Care Equipment & Supplies	1.5
Gas Utilities	1.4
Electric Utilities	1.4
Unaffiliated Fund	1.3
Aerospace & Defense	1.2
Metals & Mining	1.2
Construction & Engineering	1.2
Semiconductors & Semiconductor Equipment	1.2
Health Care Providers & Services	1.2
IT Services	1.1
Textiles, Apparel & Luxury Goods	1.0
Food Products	0.9
Building Products	0.9
Containers & Packaging	0.8
Leisure Products	0.8
Real Estate Management & Development	0.8
Auto Components	0.7
Road & Rail	0.7
Electrical Equipment	0.6
Communications Equipment	0.6
Personal Products	0.6
Air Freight & Logistics	0.6
Diversified Consumer Services	0.6
Food & Staples Retailing	0.6
Life Sciences Tools & Services	0.5
Independent Power & Renewable Electricity Producers	0.5

Technology Hardware, Storage & Peripherals	0.4%
Health Care Technology	0.4
Multi-Utilities	0.4
Diversified Telecommunication Services	0.4
Beverages	0.3
Pharmaceuticals	0.3
Automobiles	0.3
Construction Materials	0.2
Household Products	0.2
Diversified Financial Services	0.2
Interactive Media & Services	0.2
Tobacco	0.2
Paper & Forest Products	0.2
Marine	0.2
Multiline Retail	0.1
Water Utilities	0.1
Airlines	0.1
Wireless Telecommunication Services	0.1
Internet & Direct Marketing Retail	0.0	*
Entertainment	0.0	*
Distributors	0.0	*

	117.6
Liabilities in excess of other assets	(17.6)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$85,789	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(1,560,908)

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(501,434)

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$8,394,532

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:
Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$181,314,030	$(181,314,030)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $181,314,030:
Unaffiliated investments (cost $1,100,741,339)	$1,038,384,070
Affiliated investments (cost $186,526,470)	186,567,530
Cash	11,455
Receivable for investments sold	4,230,359
Dividends receivable	1,618,180
Deposit with broker for centrally cleared/exchange-traded derivatives	496,000
Tax reclaim receivable	34,779
Prepaid expenses	9,834

Total Assets	1,231,352,207

LIABILITIES
Payable to broker for collateral for securities on loan	185,860,925
Payable for Portfolio shares purchased	1,274,856
Payable for investments purchased	959,462
Accrued expenses and other liabilities	800,446
Management fee payable	413,851
Distribution fee payable	35,668
Payable to affiliate	31,762
Due to broker-variation margin futures	18,624
Trustees’ fees payable	901
Affiliated transfer agent fee payable	537

Total Liabilities	189,397,032

NET ASSETS	$1,041,955,175

Net assets were comprised of:

Partners’ Equity	$1,041,955,175

Net asset value and redemption price per share, $1,041,955,175 / 31,283,515 outstanding shares of beneficial interest	$33.31

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $29,869 foreign withholding tax, of which $3,857 is reimbursable by an affiliate)	$18,058,170
Income from securities lending, net (including affiliated income of $272,420)	341,645
Interest income	4,757
Affiliated dividend income	436

Total income	18,405,008

EXPENSES
Management fee	7,017,569
Distribution fee	2,442,195
Custodian and accounting fees	222,227
Audit fee	45,989
Legal fees and expenses	30,152
Trustees’ fees	23,780
Shareholders’ reports	12,582
Transfer agent’s fees and expenses (including affiliated expense of $3,616)	7,908
Miscellaneous	32,986

Total expenses	9,835,388
Less: Fee waiver and/or expense reimbursement	(222,893)

Net expenses	9,612,495

NET INVESTMENT INCOME (LOSS)	8,792,513

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $15,410)	74,603,668
Futures transactions	(1,560,908)
Foreign currency transactions	367

73,043,127

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $44,718)	(211,057,590)
Futures	(501,434)
Foreign currencies	340

(211,558,684)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(138,515,557)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(129,723,044)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$8,792,513	$3,492,680
Net realized gain (loss) on investment and foreign currency transactions	73,043,127	206,770,246
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(211,558,684)	17,737,003

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(129,723,044)	227,999,929

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [11,035,822 and 2,742,454 shares, respectively]	389,994,892	96,659,442
Portfolio shares issued in merger [12,191,482 and 0 shares, respectively]	419,630,823	—
Portfolio shares purchased [11,076,469 and 10,047,430 shares, respectively]	(373,221,993)	(361,823,171)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	436,403,722	(265,163,729)

TOTAL INCREASE (DECREASE)	306,680,678	(37,163,800)
NET ASSETS:
Beginning of year	735,274,497	772,438,297

End of year	$1,041,955,175	$735,274,497

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$38.43	$29.22	$28.97	$23.75		$28.64

Income (Loss) From Investment Operations:
Net investment income (loss)	0.31	0.15	0.20	0.24		0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.43)	9.06	0.05 (b)	4.98		(5.07)

Total from investment operations	(5.12)	9.21	0.25	5.22		(4.89)

Capital Contributions	—	—	—	—	(c)(d)	—	(d)(e)

Net Asset Value, end of year	$33.31	$38.43	$29.22	$28.97		$23.75

Total Return(f)	(13.32)%	31.52%	0.86%	21.98	%(g)	(17.07	)%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,042	$735	$772	$725		$589
Average net assets (in millions)	$977	$832	$544	$703		$884
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.98%	0.99%	1.03%	1.01%		1.00%
Expenses before waivers and/or expense reimbursement	1.00%	1.00%	1.03%	1.01%		1.00%
Net investment income (loss)	0.90%	0.42%	0.85%	0.90%		0.65%
Portfolio turnover rate(i)	99%	57%	99%	67%		51%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)	Amount rounds to zero.
(e)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 96.6%
COMMON STOCKS — 73.7%
Aerospace & Defense — 1.1%
Airbus SE (France)	1,237	$147,082
Axon Enterprise, Inc.*	150	24,890
BWX Technologies, Inc.	366	21,257
CAE, Inc. (Canada)*	786	15,203
Dassault Aviation SA (France)	1,208	204,868
HEICO Corp. (Class A Stock)	107	12,824
Howmet Aerospace, Inc.	2,226	87,727
L3Harris Technologies, Inc.	1,339	278,793
Leonardo SpA (Italy)	4,835	41,701
Mercury Systems, Inc.*	233	10,424
Montana Aerospace AG (Germany), 144A*	1,059	16,432
Northrop Grumman Corp.	471	256,982
Rolls-Royce Holdings PLC (United Kingdom)*	58,412	65,245
Safran SA (France)	628	78,660
Spirit AeroSystems Holdings, Inc. (Class A Stock)	906	26,818
Thales SA (France)	688	87,905
VirTra, Inc.*	1,700	7,956

		1,384,767

Air Freight & Logistics — 0.1%
Deutsche Post AG (Germany)	1,599	59,845
GXO Logistics, Inc.*	342	14,600
United Parcel Service, Inc. (Class B Stock)	540	93,873
YTO Express Group Co. Ltd. (China) (Class A Stock)	4,100	11,883

		180,201

Airlines — 0.0%
Air Arabia PJSC (United Arab Emirates)	32,896	19,242
JetBlue Airways Corp.*	1,019	6,603
Spirit Airlines, Inc.*	534	10,403

		36,248

Auto Components — 0.3%
Autoliv, Inc. (Sweden)	380	29,100
CIE Automotive SA (Spain)	554	14,253
Dorman Products, Inc.*	152	12,292
Faurecia SE (France)*	1,674	25,337
Fuyao Glass Industry Group Co. Ltd. (China) (Class A Stock)	13,050	66,004
Goodyear Tire & Rubber Co. (The)*	1,673	16,981
Huayu Automotive Systems Co. Ltd. (China) (Class A Stock)	8,000	19,970
Kendrion NV (Netherlands)	240	3,995
Lear Corp.	159	19,719
Magna International, Inc. (Canada)(a)	587	32,978
Mobileye Global, Inc. (Israel) (Class A Stock)*	262	9,186
Musashi Seimitsu Industry Co. Ltd. (Japan)	1,500	17,666
NGK Spark Plug Co. Ltd. (Japan)	1,000	18,327
Nifco, Inc. (Japan)	600	13,991

	Shares	Value
COMMON STOCKS (continued)
Auto Components (cont’d.)
Nippon Seiki Co. Ltd. (Japan)	1,800	$10,720
Stanley Electric Co. Ltd. (Japan)	4,200	79,438
Toyo Tire Corp. (Japan)	1,500	16,883
Zhejiang Shuanghuan Driveline Co. Ltd. (China) (Class A Stock)	4,200	15,425

		422,265

Automobiles — 0.4%
Knaus Tabbert AG (Germany)	257	8,823
Li Auto, Inc. (China), ADR*	697	14,219
Li Auto, Inc. (China) (Class A Stock)*	200	1,934
Maruti Suzuki India Ltd. (India)	266	26,910
Mercedes-Benz Group AG (Germany)	977	63,891
Rivian Automotive, Inc. (Class A Stock)*	905	16,679
Stellantis NV	3,901	55,423
Suzuki Motor Corp. (Japan)	1,600	51,244
Tesla, Inc.*	1,113	137,099
Toyota Motor Corp. (Japan)	7,900	107,776

		483,998

Banks — 4.0%
Al Rajhi Bank (Saudi Arabia)*	1,265	25,298
Axis Bank Ltd. (India)	14,211	159,926
Banco Comercial Portugues SA (Portugal) (Class R Stock)	106,684	16,733
Banco Santander Chile (Chile), ADR	1,334	21,131
Bank Central Asia Tbk PT (Indonesia)	217,300	119,154
Bank of America Corp.	21,901	725,361
BankUnited, Inc.	897	30,471
BAWAG Group AG (Austria), 144A*	2,495	132,959
BDO Unibank, Inc. (Philippines)	6,582	12,517
BNP Paribas SA (France)	1,827	104,028
Capitec Bank Holdings Ltd. (South Africa)	757	82,405
Citigroup, Inc.	1,785	80,736
City Holding Co.	343	31,930
Commerce Bancshares, Inc.	280	19,060
Credicorp Ltd. (Peru)	132	17,907
East West Bancorp, Inc.	493	32,489
Enterprise Financial Services Corp.	599	29,327
Erste Group Bank AG (Austria)	1,590	50,872
Fifth Third Bancorp	606	19,883
FinecoBank Banca Fineco SpA (Italy)	2,158	35,836
First Abu Dhabi Bank PJSC (United Arab Emirates)	9,808	45,571
First BanCorp. (Puerto Rico)(a)	1,872	23,812
First Citizens BancShares, Inc. (Class A Stock)	38	28,818
First Financial Bankshares, Inc.(a)	416	14,310
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	3,900	28,067
HDFC Bank Ltd. (India)	3,247	63,685
Home BancShares, Inc.	1,285	29,285
HSBC Holdings PLC (United Kingdom)	14,221	88,135
ICICI Bank Ltd. (India), ADR(a)	2,616	57,264
ING Groep NV (Netherlands)	15,586	189,856
JPMorgan Chase & Co.	5,865	786,496
KBC Group NV (Belgium)	764	49,190

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
Kotak Mahindra Bank Ltd. (India)	5,845	$128,598
Lloyds Banking Group PLC (United Kingdom)	119,621	65,279
Mitsubishi UFJ Financial Group, Inc. (Japan)	14,700	98,687
National Bank of Canada (Canada)	1,889	127,277
OFG Bancorp (Puerto Rico)	593	16,343
OTP Bank Nyrt (Hungary)	2,357	64,042
Pacific Premier Bancorp, Inc.	932	29,414
Pinnacle Financial Partners, Inc.(a)	450	33,030
Popular, Inc. (Puerto Rico)	511	33,890
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)	4,541	31,518
Prosperity Bancshares, Inc.	191	13,882
Qatar National Bank QPSC (Qatar)	7,432	36,839
Saudi British Bank (The) (Saudi Arabia)	1,030	10,597
Saudi National Bank (The) (Saudi Arabia)	1,459	19,637
SouthState Corp.	424	32,377
Standard Chartered PLC (United Kingdom)	3,134	23,375
Swedbank AB (Sweden) (Class A Stock)	7,241	123,163
TCS Group Holding PLC (Russia), GDR*^	281	—
U.S. Bancorp	3,955	172,478
UniCredit SpA (Italy)	4,707	66,790
United Overseas Bank Ltd. (Singapore)	3,800	87,042
Washington Trust Bancorp, Inc.	535	25,241
Webster Financial Corp.	684	32,381
Wells Fargo & Co.	10,866	448,657
WesBanco, Inc.	844	31,211
Western Alliance Bancorp	1,150	68,494

		4,972,754

Beverages — 1.0%
Asahi Group Holdings Ltd. (Japan)	2,100	65,368
Boston Beer Co., Inc. (The) (Class A Stock)*	29	9,556
Budweiser Brewing Co. APAC Ltd. (China), 144A	28,900	90,341
Carlsberg A/S (Denmark) (Class B Stock)	420	55,712
Coca-Cola Co. (The)	5,991	381,088
Constellation Brands, Inc. (Class A Stock)	486	112,630
Diageo PLC (United Kingdom)	1,571	68,766
Keurig Dr. Pepper, Inc.	4,982	177,658
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	300	74,545
Nongfu Spring Co. Ltd. (China) (Class H Stock), 144A	2,200	12,390
PepsiCo, Inc.	1,077	194,571
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	2,000	19,694

		1,262,319

Biotechnology — 1.1%
AbbVie, Inc.	3,146	508,425

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (cont’d.)
Abcam PLC (United Kingdom), ADR*	2,678	$41,670
ACADIA Pharmaceuticals, Inc.*	699	11,128
Agios Pharmaceuticals, Inc.*	432	12,131
Alkermes PLC*	628	16,410
Alnylam Pharmaceuticals, Inc.*	253	60,125
Amgen, Inc.	369	96,914
Anavex Life Sciences Corp.*	746	6,908
Apellis Pharmaceuticals, Inc.*	328	16,961
Arcturus Therapeutics Holdings, Inc.*	288	4,884
Argenx SE (Netherlands), ADR*	78	29,549
Arrowhead Pharmaceuticals, Inc.*	347	14,074
Atara Biotherapeutics, Inc.*	1,543	5,061
BioMarin Pharmaceutical, Inc.*	344	35,601
Blueprint Medicines Corp.*	288	12,617
Cerevel Therapeutics Holdings, Inc.*	137	4,321
Exact Sciences Corp.*	309	15,299
Exelixis, Inc.*	708	11,356
Genmab A/S (Denmark)*	127	53,695
Genus PLC (United Kingdom)	617	22,149
Heron Therapeutics, Inc.*	1,872	4,680
Horizon Therapeutics PLC*	384	43,699
IGM Biosciences, Inc.*	238	4,048
Insmed, Inc.*	756	15,105
Intellia Therapeutics, Inc.*	217	7,571
Ionis Pharmaceuticals, Inc.*	549	20,736
Karuna Therapeutics, Inc.*	175	34,388
Mirati Therapeutics, Inc.*	176	7,975
Neurocrine Biosciences, Inc.*	297	35,474
Prothena Corp. PLC (Ireland)*	75	4,519
Regeneron Pharmaceuticals, Inc.*	80	57,719
REGENXBIO, Inc.*	508	11,521
Sarepta Therapeutics, Inc.*	221	28,637
Scholar Rock Holding Corp.*	841	7,611
Seagen, Inc.*	244	31,356
Spectrum Pharmaceuticals, Inc.*	6,446	2,375
TG Therapeutics, Inc.*	837	9,902
Ultragenyx Pharmaceutical, Inc.*	266	12,324
United Therapeutics Corp.*	107	29,756
Xencor, Inc.*	659	17,160
Zealand Pharma A/S (Denmark)*	853	24,739

		1,390,573

Building Products — 0.4%
Armstrong World Industries, Inc.	258	17,696
Assa Abloy AB (Sweden) (Class B Stock)	2,793	60,075
Astral Ltd. (India)	809	19,173
Blue Star Ltd. (India)	1,232	17,815
Carel Industries SpA (Italy), 144A	1,578	39,698
Carlisle Cos., Inc.	110	25,922
Daikin Industries Ltd. (Japan)	300	45,514
Genuit Group PLC (United Kingdom)	3,137	10,611
Gibraltar Industries, Inc.*	281	12,892
Nitto Boseki Co. Ltd. (Japan)	300	4,326
Owens Corning	236	20,131
ROCKWOOL A/S (Denmark) (Class B Stock)	54	12,642
Sanwa Holdings Corp. (Japan)	1,000	9,207
Trane Technologies PLC	525	88,247

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Building Products (cont’d.)
Trex Co., Inc.*	357	$15,112
UFP Industries, Inc.	356	28,213
Zurn Elkay Water Solutions Corp.	560	11,844

		439,118

Capital Markets — 2.1%
AJ Bell PLC (United Kingdom)	2,026	8,864
Ares Management Corp. (Class A Stock)	372	25,460
Avanza Bank Holding AB (Sweden)	1,053	22,597
B3 SA - Brasil Bolsa Balcao (Brazil)	28,300	70,711
Blackstone, Inc.	1,083	80,348
Blue Owl Capital, Inc.(a)	2,775	29,415
Bridgepoint Group PLC (United Kingdom), 144A	12,917	29,830
Charles Schwab Corp. (The)	4,920	409,639
CME Group, Inc.	629	105,773
Coinbase Global, Inc. (Class A Stock)*	193	6,830
Deutsche Boerse AG (Germany)	290	49,935
flatexDEGIRO AG (Germany)*	2,948	19,880
Goldman Sachs Group, Inc. (The)	1,204	413,430
HDFC Asset Management Co. Ltd. (India), 144A	777	20,443
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	800	34,376
Intermediate Capital Group PLC (United Kingdom)	2,116	29,216
Investec PLC (United Kingdom)	4,869	29,766
Julius Baer Group Ltd. (Switzerland)	2,434	141,662
KKR & Co., Inc.	1,097	50,923
Lazard Ltd. (Class A Stock)	490	16,988
London Stock Exchange Group PLC (United Kingdom)	1,209	103,879
LPL Financial Holdings, Inc.	179	38,694
Molten Ventures PLC (United Kingdom)*	4,616	19,730
Morgan Stanley	2,362	200,817
Moscow Exchange MICEX-RTS PJSC (Russia)*^	4,490	—
MSCI, Inc.	49	22,793
Open Lending Corp. (Class A Stock)*	1,396	9,423
Partners Group Holding AG (Switzerland)	131	115,998
S&P Global, Inc.	473	158,427
Saudi Tadawul Group Holding Co. (Saudi Arabia)	231	11,185
SEI Investments Co.	65	3,789
StepStone Group, Inc. (Class A Stock)	379	9,543
Tikehau Capital SCA (France)	670	17,370
TMX Group Ltd. (Canada)	1,393	139,423
Tradeweb Markets, Inc. (Class A Stock)	275	17,856
UBS Group AG (Switzerland)	4,142	76,984
Van Lanschot Kempen NV (Netherlands)	599	14,061
Virtus Investment Partners, Inc.	114	21,824
XP, Inc. (Brazil) (Class A Stock)*(a)	3,793	58,185

		2,636,067

	Shares	Value
COMMON STOCKS (continued)
Chemicals — 2.2%
Air Products & Chemicals, Inc.	437	$134,710
Akzo Nobel NV (Netherlands)	3,018	202,516
Albemarle Corp.	51	11,060
Asian Paints Ltd. (India)	602	22,380
CF Industries Holdings, Inc.	667	56,828
Chemours Co. (The)	451	13,810
Covestro AG (Germany), 144A	1,604	62,486
Croda International PLC (United Kingdom)	377	30,001
DIC Corp. (Japan)	2,300	40,373
Element Solutions, Inc.	799	14,534
Fine Organic Industries Ltd. (India)	77	5,338
FMC Corp.	828	103,334
Huntsman Corp.	861	23,660
Ingevity Corp.*	384	27,049
International Flavors & Fragrances, Inc.	841	88,171
Koninklijke DSM NV (Netherlands)	238	29,225
LG Chem Ltd. (South Korea)	134	63,989
Linde PLC (United Kingdom) (NYSE)	1,124	366,626
Linde PLC (United Kingdom) (XETR)	403	131,362
Lotte Chemical Corp. (South Korea)	185	26,182
Nippon Sanso Holdings Corp. (Japan)	1,900	27,522
Nippon Shokubai Co. Ltd. (Japan)	600	23,954
Nippon Soda Co. Ltd. (Japan)	900	29,436
Nutrien Ltd. (Canada)(a)	6,497	474,476
RPM International, Inc.	1,675	163,229
Sakata INX Corp. (Japan)	2,400	19,079
Scotts Miracle-Gro Co. (The)	520	25,267
Sherwin-Williams Co. (The)	1,726	409,632
Shin-Etsu Chemical Co. Ltd. (Japan)	100	12,211
Sumitomo Seika Chemicals Co. Ltd. (Japan)	400	12,383
Tokai Carbon Co. Ltd. (Japan)	1,100	8,877
Valvoline, Inc.	522	17,043
Victrex PLC (United Kingdom)	882	16,977

		2,693,720

Commercial Services & Supplies — 0.4%
Brady Corp. (Class A Stock)	247	11,634
Cintas Corp.	54	24,387
CoreCivic, Inc.*	1,052	12,161
Daiei Kankyo Co. Ltd. (Japan)*	1,000	14,508
Downer EDI Ltd. (Australia)	14,164	35,596
IAA, Inc.*	374	14,960
KAR Auction Services, Inc.*	753	9,827
MSA Safety, Inc.	76	10,958
Republic Services, Inc.	534	68,881
SPIE SA (France)	1,425	37,156
Stericycle, Inc.*	476	23,748
UniFirst Corp.	95	18,334
Waste Connections, Inc.	1,708	226,412

		508,562

Communications Equipment — 0.1%
CommScope Holding Co., Inc.*	1,305	9,592
Genasys, Inc.*	3,645	13,486
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira (Brazil)	2,100	12,108

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Communications Equipment (cont’d.)
Lumentum Holdings, Inc.*	304	$15,860
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	12,560	73,594
Viavi Solutions, Inc.*	2,162	22,722

		147,362

Construction & Engineering — 0.2%
Arcosa, Inc.	388	21,084
Dycom Industries, Inc.*	184	17,222
Larsen & Toubro Ltd. (India)	2,048	51,475
Quanta Services, Inc.	152	21,660
Valmont Industries, Inc.	86	28,438
Voltas Ltd. (India)	5,897	56,901
WillScot Mobile Mini Holdings Corp.*	1,194	53,933

		250,713

Construction Materials — 0.2%
HeidelbergCement AG (Germany)	573	32,469
Martin Marietta Materials, Inc.	120	40,556
Siam Cement PCL (The) (Thailand)	1,100	10,855
Summit Materials, Inc. (Class A Stock)*	754	21,406
Taiheiyo Cement Corp. (Japan)	3,300	51,322
Vulcan Materials Co.	342	59,888

		216,496

Consumer Finance — 0.2%
Aiful Corp. (Japan)	10,400	31,241
Ally Financial, Inc.	634	15,501
American Express Co.	572	84,513
CreditAccess Grameen Ltd. (India)*	1,125	12,433
Funding Circle Holdings PLC (United Kingdom), 144A*	11,327	7,486
Green Dot Corp. (Class A Stock)*	392	6,202
PROG Holdings, Inc.*	202	3,412
Shriram Finance Ltd. (India)	3,226	53,552
SLM Corp.	982	16,301
SoFi Technologies, Inc.*	1,253	5,776
Upstart Holdings, Inc.*	142	1,877

		238,294

Containers & Packaging — 0.4%
Amcor PLC, CDI	3,619	43,396
Ardagh Metal Packaging SA	2,102	10,111
Avery Dennison Corp.	882	159,642
Ball Corp.	2,779	142,118
Berry Global Group, Inc.	287	17,343
Crown Holdings, Inc.	545	44,804
International Paper Co.	604	20,917
Packaging Corp. of America	324	41,443
Pactiv Evergreen, Inc.	831	9,440
Verallia SA (France), 144A	653	22,130
Westrock Co.	303	10,654

		521,998

Distributors — 0.0%
Educational Development Corp.	2,485	7,853
Weyco Group, Inc.	463	9,797

		17,650

	Shares	Value
COMMON STOCKS (continued)
Diversified Consumer Services — 0.1%
2U, Inc.*	1,177	$7,380
Arco Platform Ltd. (Brazil) (Class A Stock)*	1,054	14,229
Bright Horizons Family Solutions, Inc.*	406	25,619
Frontdoor, Inc.*	341	7,093
IDP Education Ltd. (Australia)	988	18,208
Service Corp. International	327	22,609
Strategic Education, Inc.	167	13,079
WW International, Inc.*	733	2,829

		111,046

Diversified Financial Services — 0.8%
Apollo Global Management, Inc.	804	51,287
Banca Mediolanum SpA (Italy)	8,294	69,109
Berkshire Hathaway, Inc. (Class B Stock)*	1,094	337,937
Chailease Holding Co. Ltd. (Taiwan)	5,000	35,226
Corebridge Financial, Inc.	2,878	57,733
eGuarantee, Inc. (Japan)	500	9,242
Equitable Holdings, Inc.	903	25,916
FirstRand Ltd. (South Africa)	10,487	38,100
Housing Development Finance Corp. Ltd. (India)	6,684	212,491
Hypoport SE (Germany)*	38	3,944
ORIX Corp. (Japan)	4,000	64,027
Syncona Ltd.*	5,267	11,534
Tokyo Century Corp. (Japan)	500	16,854
Voya Financial, Inc.(a)	370	22,751

		956,151

Diversified Telecommunication Services — 0.7%
Anterix, Inc.*	245	7,882
ATN International, Inc.	374	16,946
Cellnex Telecom SA (Spain), 144A	467	15,491
Deutsche Telekom AG (Germany)	11,244	223,717
Helios Towers PLC (Tanzania)*	12,626	16,099
Indus Towers Ltd. (India)	13,195	30,296
KT Corp. (South Korea)	87	2,328
KT Corp. (South Korea), ADR	3,374	45,549
Liberty Global PLC (United Kingdom) (Class C Stock)*	746	14,495
Liberty Latin America Ltd. (Puerto Rico) (Class A Stock)*	971	7,312
Liberty Latin America Ltd. (Puerto Rico) (Class C Stock)*	1,166	8,862
Nippon Telegraph & Telephone Corp. (Japan)	9,200	262,370
Sarana Menara Nusantara Tbk PT (Indonesia)	591,900	41,842
Verizon Communications, Inc.	5,919	233,209

		926,398

Electric Utilities — 1.0%
American Electric Power Co., Inc.(a)	1,200	113,940
EDP - Energias do Brasil SA (Brazil)	5,342	21,085
Enel SpA (Italy)	16,672	89,664
FirstEnergy Corp.	2,365	99,188
Iberdrola SA (Spain)	9,186	107,233

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (cont’d.)
IDACORP, Inc.	292	$31,492
NextEra Energy, Inc.	1,661	138,860
OGE Energy Corp.	240	9,492
Southern Co. (The)	7,994	570,852
Via Renewables, Inc.(a)	903	4,614
Xcel Energy, Inc.	853	59,804

		1,246,224

Electrical Equipment — 0.8%
AMETEK, Inc.	345	48,203
Eaton Corp. PLC	1,756	275,604
Hongfa Technology Co. Ltd. (China) (Class A Stock)	7,507	36,135
Hubbell, Inc.	666	156,297
Idec Corp. (Japan)	800	17,652
Legrand SA (France)	172	13,791
Mitsubishi Electric Corp. (Japan)	4,800	47,563
NARI Technology Co. Ltd. (China) (Class A Stock)	16,780	58,905
Plug Power, Inc.*	707	8,746
Polycab India Ltd. (India)	470	14,574
Prysmian SpA (Italy)	1,442	53,578
Regal Rexnord Corp.	106	12,718
Rockwell Automation, Inc.	30	7,727
Schneider Electric SE	353	49,574
Sensata Technologies Holding PLC(a)	621	25,076
Shenzhen Megmeet Electrical Co. Ltd. (China) (Class A Stock)	4,700	17,605
Shoals Technologies Group, Inc. (Class A Stock)*	1,076	26,545
Signify NV, 144A	1,401	47,161
Thermon Group Holdings, Inc.*	909	18,253
Vicor Corp.*	242	13,008
WEG SA (Brazil)	3,800	27,604

		976,319

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp. (Class A Stock)	1,457	110,936
Badger Meter, Inc.	181	19,734
Belden, Inc.	209	15,027
BOE Varitronix Ltd. (China)	7,000	13,233
Chroma ATE, Inc. (Taiwan)	2,000	11,748
Cognex Corp.	449	21,152
Coherent Corp.*	136	4,774
Daiwabo Holdings Co. Ltd. (Japan)	2,100	30,787
Horiba Ltd. (Japan)	300	13,006
Keyence Corp. (Japan)	200	77,649
Littelfuse, Inc.	123	27,085
Murata Manufacturing Co. Ltd. (Japan)	1,300	64,110
National Instruments Corp.	849	31,328
Nippon Ceramic Co. Ltd. (Japan)	400	7,144
Novanta, Inc.*	126	17,120
Renishaw PLC (United Kingdom)	227	10,071
RF Industries Ltd.*	2,968	15,137
Sensirion Holding AG (Switzerland), 144A*	105	11,169
Shimadzu Corp. (Japan)	1,600	45,296
Sunny Optical Technology Group Co. Ltd. (China)	1,000	11,794

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Taiyo Yuden Co. Ltd. (Japan)	300	$8,643
TE Connectivity Ltd. (Switzerland)	1,739	199,637

		766,580

Energy Equipment & Services — 0.4%
Baker Hughes Co.	648	19,135
Cactus, Inc. (Class A Stock)	451	22,667
ChampionX Corp.	731	21,192
China Oilfield Services Ltd. (China) (Class A Stock)	7,200	17,231
Halliburton Co.	602	23,689
Liberty Energy, Inc. (Class A Stock)	1,829	29,282
Modec, Inc. (Japan)*	1,100	11,322
Nabors Industries Ltd.*	89	13,783
NOV, Inc.	735	15,354
Schlumberger Ltd.	759	40,576
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	197	12,353
Subsea 7 SA (United Kingdom)	540	6,253
TechnipFMC PLC (United Kingdom)*	7,865	95,874
Tenaris SA, ADR	522	18,354
TGS ASA (Norway)	3,039	41,095
Tidewater, Inc.*	656	24,174
Worley Ltd. (Australia)	6,678	68,119
Yantai Jereh Oilfield Services Group Co. Ltd. (China) (Class A Stock)	3,500	14,098

		494,551

Entertainment — 0.7%
Activision Blizzard, Inc.	1,015	77,698
AMC Entertainment Holdings, Inc. (Class A Stock)*(a)	505	2,055
Endeavor Group Holdings, Inc. (Class A Stock)*	664	14,967
Frontier Developments PLC (United Kingdom)*	802	9,337
Liberty Media Corp.-Liberty Formula One (Class C Stock) *	1,488	88,953
Live Nation Entertainment, Inc.*	552	38,496
Netflix, Inc.*	570	168,082
ROBLOX Corp. (Class A Stock)*(a)	622	17,702
Roku, Inc.*	105	4,273
Sea Ltd. (Singapore), ADR*(a)	2,281	118,680
Walt Disney Co. (The)*	3,166	275,062
Warner Music Group Corp. (Class A Stock)	243	8,510
World Wrestling Entertainment, Inc. (Class A Stock)(a)	180	12,334

		836,149

Equity Real Estate Investment Trusts (REITs) — 3.6%
Acadia Realty Trust	4,392	63,025
Alexandria Real Estate Equities, Inc.	687	100,075
American Homes 4 Rent (Class A Stock)	3,520	106,093
American Tower Corp.	1,469	311,222
Apartment Income REIT Corp.	1,130	38,770
Apple Hospitality REIT, Inc.	3,611	56,982

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
AvalonBay Communities, Inc.	802	$129,539
Big Yellow Group PLC (United Kingdom)	1,931	26,747
Boston Properties, Inc.(a)	272	18,382
Camden Property Trust	558	62,429
Canadian Apartment Properties REIT (Canada)	684	21,561
CapitaLand Integrated Commercial Trust (Singapore)	23,600	35,995
Centerspace(a)	287	16,838
Crown Castle, Inc.	831	112,717
CubeSmart(a)	3,024	121,716
Derwent London PLC (United Kingdom)	1,232	35,261
Digital Core REIT Management Pte Ltd. (Singapore)	20,800	11,452
Diversified Healthcare Trust	9,013	5,830
Douglas Emmett, Inc.	2,087	32,724
EastGroup Properties, Inc.	498	73,734
Equinix, Inc.	322	210,920
Equity LifeStyle Properties, Inc.	3,271	211,307
Equity Residential	4,501	265,559
Essex Property Trust, Inc.	365	77,351
Extra Space Storage, Inc.	123	18,103
Federal Realty Investment Trust	60	6,062
Gecina SA (France)	116	11,818
Getty Realty Corp.(a)	859	29,077
Goodman Group (Australia)	3,182	37,421
Granite Real Estate Investment Trust (Canada)	358	18,265
Great Portland Estates PLC (United Kingdom)	7,208	42,959
Hoshino Resorts REIT, Inc. (Japan)	3	16,158
Host Hotels & Resorts, Inc.	1,034	16,596
Industrial & Infrastructure Fund Investment Corp. (Japan)	21	24,240
Invincible Investment Corp. (Japan)	30	11,625
JBG SMITH Properties	777	14,747
Kilroy Realty Corp.	957	37,007
Kimco Realty Corp.	1,005	21,286
Lendlease Global Commercial REIT (Singapore)	18,100	9,526
Medical Properties Trust, Inc.(a)	1,140	12,700
Mitsui Fudosan Logistics Park, Inc. (Japan)	6	21,933
National Health Investors, Inc.	433	22,611
National Retail Properties, Inc.	511	23,383
Omega Healthcare Investors, Inc.	681	19,034
Pebblebrook Hotel Trust(a)	2,527	33,837
Prologis, Inc.	3,715	418,792
Public Storage	620	173,718
Rayonier, Inc.(a)	1,764	58,141
Regency Centers Corp.	1,618	101,125
Rexford Industrial Realty, Inc.	3,860	210,910
RLJ Lodging Trust	2,148	22,747
RPT Realty	2,180	21,887
Ryman Hospitality Properties, Inc.	212	17,337
SBA Communications Corp.	368	103,154
Scentre Group (Australia)	12,810	24,935

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Simon Property Group, Inc.	1,222	$143,561
SL Green Realty Corp.(a)	259	8,734
Summit Industrial Income REIT (Canada)	836	14,010
Sun Communities, Inc.	296	42,328
Terreno Realty Corp.	1,690	96,110
Tokyu REIT, Inc. (Japan)	7	11,029
UNITE Group PLC (The) (United Kingdom)	2,193	24,059
Urban Edge Properties(a)	1,454	20,487
Ventas, Inc.	1,479	66,629
Warehouses De Pauw CVA (Belgium)	997	28,561
Welltower, Inc.	1,545	101,275
Weyerhaeuser Co.	3,762	116,622
WP Carey, Inc.(a)	427	33,370

		4,454,138

Food & Staples Retailing — 1.1%
BJ’s Wholesale Club Holdings, Inc.*	421	27,853
Clicks Group Ltd. (South Africa)	2,897	45,789
Costco Wholesale Corp.	170	77,605
CP ALL PCL (Thailand)	64,100	126,272
Jeronimo Martins SGPS SA (Portugal)	1,867	40,393
MatsukiyoCocokara & Co. (Japan)	1,500	75,396
Nahdi Medical Co. (Saudi Arabia)	959	42,568
Ocado Group PLC (United Kingdom)*	2,850	21,156
Performance Food Group Co.*	349	20,378
PriceSmart, Inc.	90	5,470
Raia Drogasil SA (Brazil)	20,010	90,118
Seven & i Holdings Co.Ltd.(Japan)	2,600	111,427
Shop Apotheke Europe NV (Netherlands), 144A*	404	19,063
SpartanNash Co.	709	21,440
Sprouts Farmers Market, Inc.*	693	22,432
Sumber Alfaria Trijaya Tbk PT (Indonesia)	53,300	9,084
Wal-Mart de Mexico SAB de CV (Mexico)	18,300	64,686
Walmart, Inc.	3,096	438,982
X5 Retail Group NV (Russia), GDR^	1,420	—
Yifeng Pharmacy Chain Co. Ltd. (China) (Class A Stock)	6,529	60,249

		1,320,361

Food Products — 1.2%
Bakkafrost P/F (Faroe Islands)	519	32,400
Barry Callebaut AG (Switzerland)	34	67,142
Bunge Ltd.	339	33,822
Chacha Food Co. Ltd. (China) (Class A Stock)	3,300	23,790
Darling Ingredients, Inc.*	1,175	73,543
Edita Food Industries SAE (Egypt), 144A, GDR^	158	443
Edita Food Industries SAE (Egypt), GDR^	882	2,475
Flowers Foods, Inc.	279	8,019
Foshan Haitian Flavouring & Food Co. Ltd. (China) (Class A Stock)	2,500	28,688
Freshpet, Inc.*	119	6,280

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Food Products (cont’d.)
Ingredion, Inc.	149	$14,592
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	11,800	52,705
Kerry Group PLC (Ireland) (Class A Stock) (SGMX)	195	17,614
Kerry Group PLC (Ireland) (Class A Stock) (BATE)	162	14,767
Kraft Heinz Co. (The)	4,772	194,268
McCormick & Co., Inc.	512	42,440
Mondelez International, Inc. (Class A Stock)	8,050	536,533
Nestle SA	2,207	254,929
Post Holdings, Inc.*	89	8,033
Simply Good Foods Co. (The)*	477	18,140
Tingyi Cayman Islands Holding Corp. (China)	12,000	21,168
Toly Bread Co. Ltd. (China) (Class A Stock)	4,167	9,256
TreeHouse Foods, Inc.*	298	14,715
Universal Robina Corp. (Philippines)	9,600	23,554

		1,499,316

Gas Utilities — 0.2%
Atmos Energy Corp.	810	90,777
China Resources Gas Group Ltd. (China)	5,800	21,637
ENN Energy Holdings Ltd. (China)	1,600	22,349
National Fuel Gas Co.(a)	353	22,345
ONE Gas, Inc.	208	15,750
Southwest Gas Holdings, Inc.	270	16,707

		189,565

Health Care Equipment & Supplies — 1.9%
Alcon, Inc. (Switzerland)	1,402	96,204
Align Technology, Inc.*	62	13,076
Axogen, Inc.*	843	8,413
Becton, Dickinson & Co.	2,784	707,971
Cerus Corp.*	1,553	5,668
Cochlear Ltd. (Australia)	167	23,064
DiaSorin SpA (Italy)	404	56,530
Eiken Chemical Co. Ltd. (Japan)	1,200	15,510
Enovis Corp.*	177	9,473
Envista Holdings Corp.*	332	11,178
EssilorLuxottica SA (France)	731	132,262
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	1,869	26,742
GE HealthCare Technologies, Inc.*	317	18,506
Haemonetics Corp.*	180	14,157
ICU Medical, Inc.*	81	12,756
Inogen, Inc.*	312	6,150
Inspire Medical Systems, Inc.*	83	20,906
Insulet Corp.*	193	56,817
Intuitive Surgical, Inc.*	929	246,510
Koninklijke Philips NV (Netherlands)	8,554	128,714
LivaNova PLC*	222	12,330
Masimo Corp.*	72	10,652
Medtronic PLC	597	46,399
Nakanishi, Inc. (Japan)	1,100	21,306
Neogen Corp.*	418	6,366

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
Nevro Corp.*	156	$6,178
Nipro Corp. (Japan)	2,900	22,716
Novocure Ltd.*	174	12,763
Olympus Corp. (Japan)	3,400	59,968
Penumbra, Inc.*	87	19,354
Qingdao Haier Biomedical Co. Ltd. (China) (Class A Stock)	1,889	17,267
QuidelOrtho Corp.*	102	8,738
Shandong Pharmaceutical Glass Co. Ltd. (China) (Class A Stock)	11,495	47,102
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	16,000	26,143
Shockwave Medical, Inc.*	90	18,505
Smith & Nephew PLC (United Kingdom)	6,866	91,694
STAAR Surgical Co.*	138	6,699
Stryker Corp.	1,133	277,007
Tactile Systems Technology, Inc.*	266	3,054
Tandem Diabetes Care, Inc.*	128	5,754
Teleflex, Inc.	85	21,219

		2,351,821

Health Care Providers & Services — 3.0%
Acadia Healthcare Co., Inc.*	405	33,340
Amedisys, Inc.*	120	10,025
AmerisourceBergen Corp.	617	102,243
Amplifon SpA (Italy)	3,278	97,880
Apollo Medical Holdings, Inc.*	237	7,013
Brookdale Senior Living, Inc.*	1,762	4,810
Bumrungrad Hospital PCL (Thailand)	1,100	6,729
Centene Corp.*	2,304	188,951
Cigna Corp.	695	230,281
Community Health Systems, Inc.*	1,539	6,649
dentalcorp Holdings Ltd. (Canada)*	1,634	10,740
Dr. Lal PathLabs Ltd. (India), 144A	239	6,518
Elevance Health, Inc.	1,852	950,020
Encompass Health Corp.	314	18,780
Enhabit, Inc.*	229	3,014
Fresenius SE & Co. KGaA (Germany)	1,593	44,496
Guardant Health, Inc.*	353	9,602
HCA Healthcare, Inc.	995	238,760
HealthEquity, Inc.*	203	12,513
Humana, Inc.	538	275,558
Integrated Diagnostics Holdings PLC (Egypt), 144A	12,183	7,795
Molina Healthcare, Inc.*	276	91,141
OPKO Health, Inc.*	2,961	3,701
Pennant Group, Inc. (The)*	635	6,972
Progyny, Inc.*	256	7,974
Regional Health Properties, Inc.*	825	2,739
Select Medical Holdings Corp.	935	23,216
U.S. Physical Therapy, Inc.	177	14,342
UnitedHealth Group, Inc.	2,403	1,274,023

		3,689,825

Health Care Technology — 0.1%
Phreesia, Inc.*	374	12,103
Teladoc Health, Inc.*	287	6,787

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Health Care Technology (cont’d.)
Veeva Systems, Inc. (Class A Stock)*	671	$108,286

		127,176

Hotels, Restaurants & Leisure — 1.7%
Airbnb, Inc. (Class A Stock)*	585	50,017
Aramark	574	23,729
Bloomin’ Brands, Inc.	581	11,690
Booking Holdings, Inc.*	44	88,672
Chipotle Mexican Grill, Inc.*	119	165,111
Denny’s Corp.*	1,233	11,356
DraftKings, Inc. (Class A Stock)*	956	10,889
Galaxy Entertainment Group Ltd. (Macau)	9,000	59,172
H World Group Ltd. (China)	9,300	39,650
Hilton Grand Vacations, Inc.*	572	22,045
Hilton Worldwide Holdings, Inc.	1,725	217,971
InterContinental Hotels Group PLC (United Kingdom)	1,252	71,838
Jack in the Box, Inc.	229	15,625
Jollibee Foods Corp. (Philippines)	30	124
Kyoritsu Maintenance Co. Ltd. (Japan)	300	13,394
Las Vegas Sands Corp.*(a)	1,675	80,517
Marriott International, Inc. (Class A Stock)	854	127,152
Marriott Vacations Worldwide Corp.	82	11,036
McDonald’s Corp.	1,823	480,415
Planet Fitness, Inc. (Class A Stock)*	265	20,882
Songcheng Performance Development Co. Ltd. (China) (Class A Stock)	25,169	53,047
Trainline PLC (United Kingdom), 144A*	6,950	22,944
Travel + Leisure Co.	580	21,112
Trip.com Group Ltd. (China), ADR*(a)	1,797	61,817
Vail Resorts, Inc.	52	12,394
Wingstop, Inc.	93	12,799
Wyndham Hotels & Resorts, Inc.(a)	375	26,741
Yum China Holdings, Inc. (China) (NYSE)	2,909	158,977
Yum China Holdings, Inc. (China) (XHKG)	250	13,960
Yum! Brands, Inc.	1,340	171,627

		2,076,703

Household Durables — 0.3%
Ariston Holding NV (Italy)	1,648	16,936
Cairn Homes PLC (Ireland)	18,721	17,784
Century Communities, Inc.	388	19,404
Fujitsu General Ltd. (Japan)	1,500	35,859
Haier Smart Home Co. Ltd. (China) (Class H Stock)	6,800	23,080
Jason Furniture Hangzhou Co. Ltd. (China) (Class A Stock)	3,747	23,021
Legacy Housing Corp.*	767	14,542
Lennar Corp. (Class A Stock)	142	12,851
Lifetime Brands, Inc.	917	6,960
MDC Holdings, Inc.	779	24,616
Persimmon PLC (United Kingdom)	578	8,475
Skyline Champion Corp.*	326	16,792
Sony Group Corp. (Japan)	900	68,600
Taylor Wimpey PLC (United Kingdom)	29,739	36,421

	Shares	Value
COMMON STOCKS (continued)
Household Durables (cont’d.)
Tempur Sealy International, Inc.	626	$21,491

		346,832

Household Products — 0.4%
Colgate-Palmolive Co.	566	44,595
Essity AB (Sweden) (Class B Stock)	2,863	74,974
Kimberly-Clark Corp.	525	71,269
Procter & Gamble Co. (The)	2,053	311,152

		501,990

Independent Power & Renewable Electricity Producers — 0.2%
Clearway Energy, Inc. (Class C Stock)(a)	453	14,437
Electric Power Development Co. Ltd. (Japan)	1,500	23,823
NTPC Ltd. (India)	63,342	127,386
Vistra Corp.	913	21,182

		186,828

Industrial Conglomerates — 1.2%
CK Hutchison Holdings Ltd. (United Kingdom)	7,000	41,936
Fosun International Ltd. (China)	32,000	25,974
General Electric Co.	7,283	610,242
Hitachi Ltd. (Japan)	2,300	115,727
Honeywell International, Inc.	1,920	411,456
Siemens AG (Germany)	1,462	201,539
SM Investments Corp. (Philippines)	4,842	78,527
Smiths Group PLC (United Kingdom)	2,865	54,985

		1,540,386

Insurance — 3.7%
AIA Group Ltd. (Hong Kong)	29,400	324,676
Allstate Corp. (The)	1,085	147,126
American International Group, Inc.	1,767	111,745
Aon PLC (Class A Stock)	513	153,972
Argo Group International Holdings Ltd.	463	11,969
AXA SA (France)	5,629	156,799
Axis Capital Holdings Ltd.	448	24,268
Chubb Ltd.	4,349	959,389
CNA Financial Corp.	262	11,077
CNO Financial Group, Inc.	1,301	29,728
Definity Financial Corp. (Canada)	2,596	73,777
Direct Line Insurance Group PLC (United Kingdom)	14,210	37,875
Fidelity National Financial, Inc.	363	13,656
First American Financial Corp.	331	17,325
Hartford Financial Services Group, Inc. (The)	3,359	254,713
HDFC Life Insurance Co. Ltd. (India), 144A	13,347	91,172
Kemper Corp.	296	14,563
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Spain)	6,717	7,416
Manulife Financial Corp. (Canada)	4,028	71,844
Markel Corp.*	16	21,080
Marsh & McLennan Cos., Inc.	2,290	378,949
MetLife, Inc.	4,007	289,987

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
Old Republic International Corp.(a)	1,391	$33,593
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	5,500	36,134
Progressive Corp. (The)	3,123	405,084
Prudential PLC (Hong Kong)	5,151	70,235
RenaissanceRe Holdings Ltd. (Bermuda)	120	22,108
Sampo OYJ (Finland) (Class A Stock)	1,990	103,937
Selective Insurance Group, Inc.	379	33,583
Sompo Holdings, Inc. (Japan)	1,400	61,940
Steadfast Group Ltd. (Australia)	2,413	8,962
Sun Life Financial, Inc. (Canada)	1,403	65,124
Suncorp Group Ltd. (Australia)	5,263	42,887
Travelers Cos., Inc. (The)	2,046	383,604
White Mountains Insurance Group Ltd.	22	31,115
Zurich Insurance Group AG (Switzerland)	216	103,265

		4,604,677

Interactive Media & Services — 2.0%
Alphabet, Inc. (Class A Stock)*	1,301	114,787
Alphabet, Inc. (Class C Stock)*	14,434	1,280,729
Baidu, Inc. (China), ADR*	418	47,811
Baltic Classifieds Group PLC (United Kingdom)	8,063	13,734
IAC, Inc.*	200	8,880
Info Edge India Ltd. (India)	186	8,832
JOYY, Inc. (China), ADR	777	24,545
Kanzhun Ltd. (China), ADR*	3,015	61,415
Meta Platforms, Inc. (Class A Stock)*	1,944	233,941
NAVER Corp. (South Korea)	709	100,835
Pinterest, Inc. (Class A Stock)*	2,347	56,985
Rightmove PLC (United Kingdom)	7,379	45,650
Scout24 SE (Germany), 144A	183	9,211
Snap, Inc. (Class A Stock)*	1,667	14,920
Tencent Holdings Ltd. (China)	9,200	390,083
Vimeo, Inc.*	959	3,289
Yandex NV (Russia) (Class A Stock)*(a)^	696	—
Z Holdings Corp. (Japan)	25,500	63,687
Ziff Davis, Inc.*	247	19,538
ZoomInfo Technologies, Inc.*	583	17,554

		2,516,426

Internet & Direct Marketing Retail — 1.4%
Alibaba Group Holding Ltd. (China)*	4,324	47,447
Alibaba Group Holding Ltd. (China), ADR*	1,898	167,195
Amazon.com, Inc.*	9,436	792,624
ASOS PLC (United Kingdom)*	1,953	11,993
Auction Technology Group PLC (United Kingdom)*	1,395	12,726
boohoo Group PLC (United Kingdom)*	10,139	4,322
DoorDash, Inc. (Class A Stock)*(a)	862	42,083
FSN E-Commerce Ventures Ltd. (India)*	3,258	6,078
JD Health International, Inc. (China), 144A*	6,900	62,307
JD.com, Inc. (China) (Class A Stock)	1,407	39,279

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail (cont’d.)
Media Do Co. Ltd. (Japan)	300	$3,912
Meituan (China) (Class B Stock), 144A*	3,900	86,408
MercadoLibre, Inc. (Brazil)*	101	85,470
Ozon Holdings PLC (Russia), ADR*(a)^	751	—
Pinduoduo, Inc. (China), ADR*	392	31,968
Prosus NV (China)*	4,308	297,439
Qurate Retail, Inc. (Class A Stock)*	3,292	5,366
Stitch Fix, Inc. (Class A Stock)*	1,584	4,926
Victorian Plumbing Group PLC (United Kingdom)*	3,695	3,428
Wayfair, Inc. (Class A Stock)*(a)	192	6,315
Zomato Ltd. (India)*	19,868	14,243

		1,725,529

IT Services — 3.1%
Accenture PLC (Class A Stock)	1,253	334,351
Adesso SE (Germany)	48	6,750
Adyen NV (Netherlands), 144A*	66	91,624
Affirm Holdings, Inc.*(a)	1,190	11,507
Amadeus IT Group SA (Spain)*	2,183	113,249
Arabian Internet & Communications Services Co. (Saudi Arabia)	73	4,706
Automatic Data Processing, Inc.	444	106,054
Block, Inc.*	1,444	90,741
Broadridge Financial Solutions, Inc.	985	132,118
CANCOM SE (Germany)	513	15,005
Capgemini SE (France)	511	85,427
CI&T, Inc. (Brazil) (Class A Stock)*	654	4,251
Cloudflare, Inc. (Class A Stock)*	370	16,728
CSG Systems International, Inc.	487	27,856
Edenred (France)	269	14,640
Euronet Worldwide, Inc.*	161	15,195
Fidelity National Information Services, Inc.	2,139	145,131
Fiserv, Inc.*	3,117	315,035
Fujitsu Ltd. (Japan)	700	93,322
GoDaddy, Inc. (Class A Stock)*	395	29,554
Indra Sistemas SA (Spain)	2,390	27,244
Infosys Ltd. (India)	3,549	64,703
Keywords Studios PLC (Ireland)	1,287	42,235
Majorel Group Luxembourg SA (Luxembourg)	929	20,421
Mastercard, Inc. (Class A Stock)	1,311	455,874
MongoDB, Inc.*	477	93,893
Nagarro SE (Germany)*	102	12,073
NET One Systems Co. Ltd. (Japan)	700	18,229
Network International Holdings PLC (United Arab Emirates), 144A*	6,882	24,920
NTT Data Corp. (Japan)	600	8,744
Okta, Inc.*	321	21,934
Payoneer Global, Inc.*	1,849	10,114
PayPal Holdings, Inc.*	357	25,426
Shopify, Inc. (Canada) (Class A Stock) (NYSE)*(a)	2,505	86,949
Shopify, Inc. (Canada) (Class A Stock) (TSX)*	629	21,838
Snowflake, Inc. (Class A Stock)*	664	95,311
SS&C Technologies Holdings, Inc.	318	16,555

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
IT Services (cont’d.)
Tata Consultancy Services Ltd. (India)	337	$13,253
TELUS International CDA, Inc. (Philippines)*	1,640	32,376
Twilio, Inc. (Class A Stock)*	297	14,541
VeriSign, Inc.*	245	50,333
Visa, Inc. (Class A Stock)(a)	4,645	965,045
WEX, Inc.*	144	23,566

		3,798,821

Leisure Products — 0.1%
BRP, Inc.	364	27,752
Brunswick Corp.	205	14,776
Mattel, Inc.*	900	16,056
Peloton Interactive, Inc. (Class A Stock)*	828	6,574
Polaris, Inc.(a)	141	14,241
Smith & Wesson Brands, Inc.	543	4,713
Spin Master Corp. (Canada), 144A	859	21,139
Thule Group AB (Sweden), 144A	887	18,579
YETI Holdings, Inc.*	206	8,510

		132,340

Life Sciences Tools & Services — 1.7%
10X Genomics, Inc. (Class A Stock)*	236	8,600
Adaptive Biotechnologies Corp.*	1,455	11,116
Agilent Technologies, Inc.	1,244	186,165
Avantor, Inc.*	785	16,556
Bruker Corp.	285	19,480
Danaher Corp.	2,637	699,912
Eurofins Scientific SE (Luxembourg)	566	40,638
Evotec SE (Germany)*	3,654	59,444
Lonza Group AG (Switzerland)	191	93,757
Olink Holding AB (Sweden), ADR*(a)	1,294	32,842
Oxford Nanopore Technologies PLC (United Kingdom)*	2,902	8,547
PerkinElmer, Inc.	574	80,486
PolyPeptide Group AG, 144A*	460	12,625
Repligen Corp.*	155	26,243
SKAN Group AG (Switzerland)	56	3,838
Syneos Health, Inc.*	306	11,224
Tecan Group AG (Switzerland)	23	10,296
Thermo Fisher Scientific, Inc.	1,231	677,899
West Pharmaceutical Services, Inc.	216	50,836
Wuxi Biologics Cayman, Inc. (China), 144A*	1,500	11,361

		2,061,865

Machinery — 1.6%
Aalberts NV (Netherlands)	347	13,516
AGCO Corp.	273	37,862
AgEagle Aerial Systems, Inc.*	7,018	2,456
Aida Engineering Ltd. (Japan)	1,200	7,063
Alfa Laval AB (Sweden)	590	17,067
Alstom SA (France)	1,980	48,444
ATS Corp. (Canada)*	180	5,595
Caterpillar, Inc.	118	28,268
Cummins, Inc.(a)	601	145,616
Daimler Truck Holding AG (Germany)*	2,967	91,211

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
Deere & Co.	137	$58,740
Dover Corp.	239	32,363
Epiroc AB (Sweden) (Class A Stock)	2,673	48,673
Epiroc AB (Sweden) (Class B Stock)	1,546	24,871
Esab Corp.	359	16,844
ESCO Technologies, Inc.	135	11,818
Fluidra SA (Spain)	4,794	74,542
Fujitec Co. Ltd. (Japan)	200	4,541
GEA Group AG (Germany)	1,029	41,847
Graco, Inc.	222	14,932
GVS SpA (Italy), 144A*	1,651	7,174
IHI Corp. (Japan)	500	14,484
Illinois Tool Works, Inc.	586	129,096
Impro Precision Industries Ltd., 144A	32,000	9,075
Lincoln Electric Holdings, Inc.	193	27,887
Manitex International, Inc.*	1,552	6,208
METAWATER Co. Ltd. (Japan)	800	9,834
Metso Outotec OYJ (Finland)	11,179	115,115
Middleby Corp. (The)*	477	63,870
Mueller Water Products, Inc. (Class A Stock)	2,056	22,123
NSK Ltd. (Japan)	1,700	8,964
Obara Group, Inc. (Japan)	800	21,879
Oshkosh Corp.	199	17,550
Otis Worldwide Corp.	912	71,419
Qingdao Hiron Commercial Cold Chain Co. Ltd. (China) (Class A Stock)	1,691	7,736
RBC Bearings, Inc.*(a)	153	32,030
Rotork PLC (United Kingdom)	8,551	31,777
Sandvik AB (Sweden)	5,581	100,857
Shenzhen Inovance Technology Co. Ltd. (China) (Class A Stock)	9,479	95,004
Spirax-Sarco Engineering PLC (United Kingdom)	168	21,459
Stanley Black & Decker, Inc.	751	56,415
Takeuchi Manufacturing Co. Ltd. (Japan)	700	15,370
Takuma Co. Ltd. (Japan)	1,000	9,320
Timken Co. (The)	294	20,777
Toro Co. (The)	329	37,243
Trelleborg AB (Sweden) (Class B Stock)	620	14,321
Trinity Industries, Inc.	748	22,118
Valmet OYJ (Finland)	421	11,365
Weir Group PLC (The) (United Kingdom)	5,859	117,850
Yangzijiang Shipbuilding Holdings Ltd. (China)	58,800	59,729
Zhejiang Sanhua Intelligent Controls Co. Ltd. (China) (Class A Stock)	7,800	23,866

		1,928,184

Media — 0.2%
Ascential PLC (United Kingdom)*	15,857	38,717
Informa PLC (United Kingdom)	5,876	43,834
Liberty Broadband Corp. (Class A Stock)*	66	5,006
Liberty Broadband Corp. (Class C Stock)*	97	7,398

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Media (cont’d.)
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	216	$8,491
Nexstar Media Group, Inc.	61	10,677
oOh!media Ltd. (Australia)	11,295	9,797
Scholastic Corp.	448	17,678
Sirius XM Holdings, Inc.(a)	1,465	8,556
Trade Desk, Inc. (The) (Class A Stock)*(a)	920	41,244
WPP PLC (United Kingdom)	7,371	72,825
YouGov PLC (United Kingdom)	2,944	36,205

		300,428

Metals & Mining — 2.5%
Adriatic Metals PLC (Bosnia and Herzegowina), CDI*	10,182	21,734
Alrosa PJSC (Russia)*^	42,730	—
Anglo American PLC (South Africa)	475	18,601
BHP Group Ltd. (Australia) (XASX)	15,905	492,688
BHP Group Ltd. (Australia) (XLON)	2,808	87,264
BlueScope Steel Ltd. (Australia)	4,129	47,059
Boliden AB (Sweden)	3,338	125,383
Capricorn Metals Ltd. (Australia)*	967	3,032
Central Asia Metals PLC (United Kingdom)	10,960	33,038
Cleveland-Cliffs, Inc.*	891	14,354
Coeur Mining, Inc.*	2,878	9,670
ERO Copper Corp. (Brazil)*	1,008	13,877
Franco-Nevada Corp. (Canada)	626	85,333
Glencore PLC (Australia)	22,919	152,839
Gold Resource Corp.	3,376	5,165
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	13,105	46,202
Hecla Mining Co.	3,217	17,887
IGO Ltd. (Australia)	3,831	35,044
Impala Platinum Holdings Ltd. (South Africa)	666	8,370
K92 Mining, Inc. (Canada)*	12,398	70,231
Kaiser Aluminum Corp.	118	8,963
Karora Resources, Inc. (Canada)*	12,872	44,206
Korea Zinc Co. Ltd. (South Korea)	22	9,859
Mitsui Mining & Smelting Co. Ltd. (Japan)	800	18,724
MMC Norilsk Nickel PJSC (Russia)^	165	—
Newmont Corp.	1,102	52,014
Nippon Steel Corp. (Japan)	5,900	102,372
Norsk Hydro ASA (Norway)	9,056	67,670
Northern Star Resources Ltd. (Australia)	15,372	115,034
Nucor Corp.	815	107,425
Orla Mining Ltd. (Canada)*	5,183	20,977
Osisko Mining, Inc. (Canada)*	5,738	14,832
OZ Minerals Ltd. (Australia)	3,945	74,360
Perseus Mining Ltd. (Australia)	56,561	81,389
Polyus PJSC (Russia)*^	157	—
POSCO Holdings, Inc. (South Korea)	416	91,042
Reliance Steel & Aluminum Co.	992	200,820
Rhyolite Resources Ltd. (Canada)*	11,936	1,322
Rio Tinto Ltd. (Australia)	1,041	82,162
Rio Tinto PLC (Australia)	2,443	171,948

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Royal Gold, Inc.	94	$10,596
Sibanye Stillwater Ltd. (South Africa)	2,188	5,801
South32 Ltd. (Australia)	38,803	106,383
Southern Copper Corp. (Mexico)(a)	1,300	78,507
Steel Dynamics, Inc.	1,209	118,119
Tietto Minerals Ltd. (Australia)*	73,074	35,180
United States Steel Corp.	589	14,754
Vale SA (Brazil)	1,141	19,331
Victoria Gold Corp. (Canada)*	3,869	20,431
Wesdome Gold Mines Ltd. (Canada)*	11,998	66,281
Wheaton Precious Metals Corp. (Brazil)	644	25,161

		3,053,434

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.	1,486	15,380
Annaly Capital Management, Inc.	805	16,970
Apollo Commercial Real Estate Finance, Inc.	1,703	18,324
Cherry Hill Mortgage Investment Corp.	2,114	12,261
Ellington Residential Mortgage REIT	2,265	15,538
Two Harbors Investment Corp.	925	14,587

		93,060

Multiline Retail — 0.6%
Dollar General Corp.	2,318	570,807
Isetan Mitsukoshi Holdings Ltd. (Japan)	2,400	26,094
Kohl’s Corp.	382	9,646
Next PLC (United Kingdom)	622	43,584
Pan Pacific International Holdings Corp. (Japan)	1,900	35,291
Ryohin Keikaku Co. Ltd. (Japan)	900	10,641
V-Mart Retail Ltd. (India)	260	8,935

		704,998

Multi-Utilities — 0.8%
Ameren Corp.	2,634	234,215
CMS Energy Corp.	2,035	128,877
Dominion Energy, Inc.	1,157	70,947
DTE Energy Co.	704	82,741
Engie SA (France)	6,328	90,529
NorthWestern Corp.	361	21,422
Sempra Energy	1,248	192,866
WEC Energy Group, Inc.	1,259	118,044

		939,641

Oil, Gas & Consumable Fuels — 3.2%
Arch Resources, Inc.	148	21,133
Canadian Natural Resources Ltd. (Canada)	716	39,761
Cheniere Energy, Inc.	735	110,221
Chesapeake Energy Corp.	725	68,418
Chevron Corp.	2,197	394,340
ConocoPhillips	1,847	217,946
Devon Energy Corp.	1,197	73,627
EOG Resources, Inc.	2,683	347,502
Equinor ASA (Norway)	2,734	98,261
Equitrans Midstream Corp.	655	4,389

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Exxon Mobil Corp.	6,995	$771,548
Galp Energia SGPS SA (Portugal)	13,895	187,452
Gazprom PJSC (Russia)^	11,498	—
Gevo, Inc.*	1,636	3,108
Hess Corp.	1,193	169,191
Kinder Morgan, Inc.	9,603	173,622
Kosmos Energy Ltd. (Ghana)*	2,700	17,172
Magnolia Oil & Gas Corp. (Class A Stock)	2,650	62,142
Murphy Oil Corp.	744	31,999
NAC Kazatomprom JSC (Kazakhstan), GDR	2,017	56,645
Ovintiv, Inc.	705	35,751
PDC Energy, Inc.	459	29,137
Petronet LNG Ltd. (India)	7,232	18,810
Pioneer Natural Resources Co.	357	81,535
Reliance Industries Ltd. (India)	2,192	67,296
Shell PLC (Netherlands)	6,844	192,938
SM Energy Co.	654	22,779
Suncor Energy, Inc. (Canada)	1,910	60,587
TC Energy Corp. (Canada) (NYSE)(a)	596	23,757
TC Energy Corp. (Canada) (TSX)	1,062	42,339
Texas Pacific Land Corp.	14	32,819
TotalEnergies SE (France)	7,536	473,059
Valero Energy Corp.	140	17,760
World Fuel Services Corp.	608	16,617

		3,963,661

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	299	17,701
Mercer International, Inc. (Germany)	1,525	17,751
Mondi PLC (Austria)	1,653	27,954
Suzano SA (Brazil)	5,691	52,545
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	1,305	16,527
UPM-Kymmene OYJ (Finland)	882	33,006
West Fraser Timber Co. Ltd. (Canada)	109	7,871

		173,355

Personal Products — 0.3%
BellRing Brands, Inc.*(a)	635	16,282
Hindustan Unilever Ltd. (India)	832	25,703
LG H&H Co. Ltd. (South Korea)	62	35,685
Unilever PLC (United Kingdom) (TSX)	2,509	126,674
Unilever PLC (United Kingdom) (XAMS)	2,908	145,914
USANA Health Sciences, Inc.*	180	9,576

		359,834

Pharmaceuticals — 3.3%
Arvinas, Inc.*	251	8,587
Astellas Pharma, Inc. (Japan)	5,600	85,152
AstraZeneca PLC (United Kingdom), ADR	14,537	985,609
Bayer AG (Germany)	2,513	129,344
Chugai Pharmaceutical Co. Ltd. (Japan)	3,200	81,622
Corcept Therapeutics, Inc.*	563	11,434

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Daiichi Sankyo Co. Ltd. (Japan)	2,700	$86,904
Dechra Pharmaceuticals PLC (United Kingdom)	513	16,170
Durect Corp.*	1,063	3,678
Elanco Animal Health, Inc.*	2,407	29,414
Eli Lilly & Co.	1,564	572,174
GSK PLC, ADR	2,685	94,351
Johnson & Johnson	4,429	782,383
Laboratorios Farmaceuticos Rovi SA (Spain)	649	25,083
Lipocine, Inc.*	10,062	3,864
Merck & Co., Inc.	1,266	140,463
Novartis AG (Switzerland)	1,367	123,710
Otsuka Holdings Co. Ltd. (Japan)	4,200	136,973
Reata Pharmaceuticals, Inc. (Class A Stock)*	183	6,952
Roche Holding AG	918	288,470
Royalty Pharma PLC (Class A Stock)	587	23,198
Sanofi (France)	1,569	151,293
Supernus Pharmaceuticals, Inc.*	590	21,045
Takeda Pharmaceutical Co. Ltd. (Japan)	1,800	56,244
Torrent Pharmaceuticals Ltd. (India)	893	16,694
Zoetis, Inc.	1,406	206,049

		4,086,860

Professional Services — 0.5%
ALS Ltd. (Australia)	8,804	72,993
Beijing Career International Co. Ltd. (China) (Class A Stock)	1,600	11,309
Booz Allen Hamilton Holding Corp.	804	84,034
DKSH Holding AG (Switzerland)	343	26,011
Equifax, Inc.	336	65,305
FTI Consulting, Inc.*	180	28,584
HeadHunter Group PLC (Russia), ADR^	508	—
Huron Consulting Group, Inc.*	255	18,513
Insperity, Inc.	192	21,811
Korn Ferry	427	21,615
ManpowerGroup, Inc.	216	17,973
NV5 Global, Inc.*	169	22,362
Outsourcing, Inc. (Japan)	3,800	27,234
Persol Holdings Co. Ltd. (Japan)	4,400	93,587
Pony Testing International Group Co. Ltd. (China) (Class A Stock)	2,700	12,716
TeamLease Services Ltd. (India)*	343	10,462
Teleperformance (France)	244	58,332
TransUnion	763	43,300
Upwork, Inc.*	520	5,429

		641,570

Real Estate Management & Development — 0.6%
Aedas Homes SA (Spain), 144A	815	12,039
Altus Group Ltd. (Canada)	487	19,437
Anywhere Real Estate, Inc.*	880	5,623
China Overseas Land & Investment Ltd. (China)	26,000	68,039
China Overseas Property Holdings Ltd. (China)	15,000	15,540

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Real Estate Management & Development (cont’d.)
China Resources Mixc Lifestyle Services Ltd. (China), 144A	12,200	$61,800
Corp Inmobiliaria Vesta SAB de CV (Mexico)	5,200	12,323
eXp World Holdings, Inc.	449	4,975
Hongkong Land Holdings Ltd. (Hong Kong)	14,500	66,712
Howard Hughes Corp. (The)*	124	9,476
Jones Lang LaSalle, Inc.*	79	12,590
Katitas Co. Ltd. (Japan)	800	18,262
KE Holdings, Inc. (China), ADR*	940	13,122
Kojamo OYJ (Finland)	2,663	39,383
Mitsubishi Estate Co. Ltd. (Japan)	3,500	45,337
Mitsui Fudosan Co. Ltd. (Japan)	6,000	109,662
Nexity SA (France)	660	18,435
Opendoor Technologies, Inc.*	1,392	1,615
Redfin Corp.*	617	2,616
Shurgard Self Storage SA (Belgium)	536	24,578
StorageVault Canada, Inc. (Canada)	2,842	12,636
Sun Hung Kai Properties Ltd. (Hong Kong)	2,500	34,148
Tokyo Tatemono Co. Ltd. (Japan)	3,100	37,530
Vonovia SE (Germany)	687	16,183
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	5,000	29,121
Zillow Group, Inc. (Class A Stock)*	86	2,684
Zillow Group, Inc. (Class C Stock)*	275	8,858

		702,724

Road & Rail — 1.0%
Avis Budget Group, Inc.*	64	10,491
Canadian Pacific Railway Ltd. (Canada)(a)	2,025	151,045
CSX Corp.	6,580	203,848
J.B. Hunt Transport Services, Inc.	503	87,703
Landstar System, Inc.	102	16,616
Localiza Rent a Car SA (Brazil)	5,811	57,702
Lyft, Inc. (Class A Stock)*	605	6,667
National Express Group PLC (United Kingdom)*	7,139	11,194
Norfolk Southern Corp.	653	160,912
Old Dominion Freight Line, Inc.	463	131,390
PAM Transportation Services, Inc.*	324	8,391
RXO, Inc.*	279	4,799
Ryder System, Inc.	193	16,129
Saia, Inc.*(a)	223	46,759
Sankyu, Inc. (Japan)	300	10,976
Uber Technologies, Inc.*	2,627	64,966
Union Pacific Corp.	1,343	278,095
XPO, Inc.*	279	9,288

		1,276,971

Semiconductors & Semiconductor Equipment — 3.3%
Advanced Micro Devices, Inc.*	1,590	102,984
AIXTRON SE (Germany)	275	7,913
ams-OSRAM AG (Austria)*	1,585	11,613
Applied Materials, Inc.	1,743	169,733
ASML Holding NV (Netherlands) (XAMS)	622	339,147

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
ASML Holding NV (Netherlands) (XNGS)(a)	395	$215,828
Broadcom, Inc.	442	247,135
Cirrus Logic, Inc.*	315	23,461
Disco Corp. (Japan)	300	85,506
Entegris, Inc.	261	17,119
Infineon Technologies AG (Germany)	1,183	35,954
IQE PLC (United Kingdom)*	37,106	22,245
KLA Corp.	1,094	412,471
Lam Research Corp.	289	121,467
Lattice Semiconductor Corp.*	356	23,097
Marvell Technology, Inc.	2,902	107,490
MediaTek, Inc. (Taiwan)	1,000	20,219
Microchip Technology, Inc.	1,195	83,949
Micron Technology, Inc.	1,943	97,111
MKS Instruments, Inc.	171	14,489
Monolithic Power Systems, Inc.	240	84,866
NVIDIA Corp.	2,468	360,674
NXP Semiconductors NV (China)	214	33,818
QUALCOMM, Inc.	433	47,604
QuickLogic Corp.*	934	4,801
Silergy Corp. (China)	3,000	42,375
Silicon Laboratories, Inc.*	147	19,944
Socionext, Inc. (Japan)*	300	13,258
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	45,000	653,556
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	520	38,735
Texas Instruments, Inc.	2,961	489,216
Tokyo Electron Ltd. (Japan)	200	58,766
Tokyo Seimitsu Co. Ltd. (Japan)	300	9,692
Ultra Clean Holdings, Inc.*	614	20,354
Universal Display Corp.	121	13,073
Vanguard International Semiconductor Corp. (Taiwan)	7,000	17,581
Wolfspeed, Inc.*	220	15,189

		4,082,433

Software — 4.0%
Asana, Inc. (Class A Stock)*	312	4,296
Aspen Technology, Inc.*	111	22,799
Atlassian Corp. (Class A Stock)*(a)	781	100,499
AudioEye, Inc.*	960	3,648
Bill.com Holdings, Inc.*	615	67,010
Black Knight, Inc.*	251	15,499
Bytes Technology Group PLC (United Kingdom)	1,856	8,668
CCC Intelligent Solutions Holdings, Inc.*(a)	1,335	11,615
Cerence, Inc.*	215	3,984
Ceridian HCM Holding, Inc.*	283	18,154
Confluent, Inc. (Class A Stock)*(a)	1,311	29,157
Consensus Cloud Solutions, Inc.*	245	13,171
Constellation Software, Inc. (Canada)	63	98,360
Coupa Software, Inc.*	786	62,228
Crowdstrike Holdings, Inc. (Class A Stock)*	581	61,174
Datadog, Inc. (Class A Stock)*(a)	695	51,083

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Software (cont’d.)
Descartes Systems Group, Inc. (The) (Canada) (TSX)*	508	$35,414
Descartes Systems Group, Inc. (The) (Canada) (XNGS)*(a)	452	31,482
Digital Turbine, Inc.*	248	3,780
DocuSign, Inc.*	640	35,469
Dropbox, Inc. (Class A Stock)*	298	6,669
Dynatrace, Inc.*	332	12,716
Envestnet, Inc.*	237	14,623
Esker SA (France)	77	13,000
Everbridge, Inc.*	266	7,868
Fair Isaac Corp.*	54	32,323
FD Technologies PLC (United Kingdom)*	837	13,790
Five9, Inc.*	105	7,125
Fortinet, Inc.*	223	10,902
Fukui Computer Holdings, Inc. (Japan)	400	7,993
Glodon Co. Ltd. (China) (Class A Stock)	2,700	23,341
Guidewire Software, Inc.*	206	12,887
HashiCorp, Inc. (Class A Stock)*	300	8,202
HubSpot, Inc.*	146	42,213
Hundsun Technologies, Inc. (China) (Class A Stock)	8,974	52,281
Intuit, Inc.	624	242,873
Kingdee International Software Group Co. Ltd. (China)*	9,000	19,099
LiveRamp Holdings, Inc.*	383	8,978
Manhattan Associates, Inc.*	125	15,175
Microsoft Corp.	10,372	2,487,413
MicroStrategy, Inc. (Class A Stock)*	26	3,681
NCR Corp.*	458	10,722
New Relic, Inc.*	257	14,508
Nutanix, Inc. (Class A Stock)*	541	14,093
Palantir Technologies, Inc. (Class A Stock)*	2,562	16,448
Palo Alto Networks, Inc.*	512	71,444
Paycom Software, Inc.*	43	13,343
Paylocity Holding Corp.*	82	15,929
RingCentral, Inc. (Class A Stock)*	189	6,691
Roper Technologies, Inc.	865	373,758
Salesforce, Inc.*	279	36,993
Sangfor Technologies, Inc. (China) (Class A Stock)	500	8,134
SentinelOne, Inc. (Class A Stock)*	917	13,379
ServiceNow, Inc.*	703	272,954
Smartsheet, Inc. (Class A Stock)*	337	13,264
Splunk, Inc.*	230	19,801
Synopsys, Inc.*	527	168,266
UiPath, Inc. (Class A Stock)*	133	1,690
Unity Software, Inc.*	341	9,749
VMware, Inc. (Class A Stock)*	260	31,918
Workday, Inc. (Class A Stock)*	437	73,123
Workiva, Inc.*	385	32,328
Zoom Video Communications, Inc. (Class A Stock)*	357	24,183
Zscaler, Inc.*	124	13,876

		4,977,236

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail — 1.5%
Aritzia, Inc. (Canada)*	662	$23,151
Auto1 Group SE (Germany), 144A*	391	3,248
AutoZone, Inc.*	13	32,060
Best Buy Co., Inc.	344	27,592
Burlington Stores, Inc.*	454	92,053
Dick’s Sporting Goods, Inc.	176	21,171
Five Below, Inc.*	169	29,891
Floor & Decor Holdings, Inc. (Class A Stock)*(a)	734	51,108
GameStop Corp. (Class A Stock)*(a)	341	6,295
Grupo SBF SA (Brazil)	4,700	11,380
Hikari Tsushin, Inc. (Japan)	400	56,302
Home Depot, Inc. (The)	1,495	472,211
MYT Netherlands Parent BV (Germany), ADR*	646	5,756
National Vision Holdings, Inc.*	476	18,450
Nextage Co. Ltd. (Japan)	1,700	32,614
O’Reilly Automotive, Inc.*	27	22,789
RH*	72	19,238
Ross Stores, Inc.	4,015	466,021
TJX Cos., Inc. (The)	1,450	115,420
Tractor Supply Co.	293	65,916
Ulta Beauty, Inc.*	228	106,948
Warby Parker, Inc. (Class A Stock)*	599	8,081
Watches of Switzerland Group PLC (United Kingdom), 144A*	2,518	24,602
Yellow Hat Ltd. (Japan)	1,400	19,066
Zhongsheng Group Holdings Ltd. (China)	22,500	115,247
Zumiez, Inc.*	500	10,870

		1,857,480

Technology Hardware, Storage & Peripherals — 1.8%
Apple, Inc.	13,735	1,784,589
Dell Technologies, Inc. (Class C Stock)	393	15,806
Pure Storage, Inc. (Class A Stock)*	637	17,046
Samsung Electronics Co. Ltd. (South Korea)	9,091	399,034

		2,216,475

Textiles, Apparel & Luxury Goods — 0.7%
Asics Corp. (Japan)	1,600	35,169
Burberry Group PLC (United Kingdom)	3,534	85,919
Carter’s, Inc.(a)	154	11,490
Crocs, Inc.*	113	12,253
Deckers Outdoor Corp.*	53	21,156
Dr. Martens PLC (United Kingdom)	6,472	14,688
Ermenegildo Zegna NV (Italy)	4,484	46,948
Forward Industries, Inc.*	7,111	7,609
Kering SA (France)	176	89,571
Li Ning Co. Ltd. (China)	7,000	60,193
Lululemon Athletica, Inc.*	559	179,092
LVMH Moet Hennessy Louis Vuitton SE (France)	58	42,206
NIKE, Inc. (Class B Stock)	1,830	214,128
Skechers USA, Inc. (Class A Stock)*	519	21,772
Wolverine World Wide, Inc.	699	7,640

		849,834

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Thrifts & Mortgage Finance — 0.1%
Home Federal Bancorp, Inc.	724	$12,916
MGIC Investment Corp.	1,606	20,878
New York Community Bancorp, Inc.	1,490	12,814
Waterstone Financial, Inc.	807	13,913
WSFS Financial Corp.	475	21,536

		82,057

Tobacco — 0.6%
British American Tobacco PLC (United Kingdom)	1,515	59,931
Imperial Brands PLC (United Kingdom)	3,657	91,100
Philip Morris International, Inc.	6,405	648,250

		799,281

Trading Companies & Distributors — 0.4%
AerCap Holdings NV (Ireland)*(a)	1,219	71,092
Air Lease Corp.	427	16,405
Ashtead Group PLC (United Kingdom)	1,169	66,405
Beacon Roofing Supply, Inc.*	262	13,831
Beijer Ref AB (Sweden)	797	11,254
Bossard Holding AG (Switzerland) (Class A Stock)	36	7,779
Brenntag SE (Germany)	520	33,163
Diploma PLC (United Kingdom)	192	6,455
Ferguson PLC	315	39,996
Hanwa Co. Ltd. (Japan)	1,200	33,905
Herc Holdings, Inc.	161	21,183
IMCD NV (Netherlands)	211	30,182
Richelieu Hardware Ltd. (Canada)	368	9,841
SiteOne Landscape Supply, Inc.*(a)	263	30,855
Sumitomo Corp. (Japan)	3,500	58,181
Toromont Industries Ltd. (Canada)	809	58,381
Watsco, Inc.	77	19,204

		528,112

Transportation Infrastructure — 0.0%
Airports of Thailand PCL (Thailand)*	4,400	9,524
Grupo Aeroportuario del Sureste SAB de CV (Mexico), ADR	46	10,717

		20,241

Water Utilities — 0.0%
American States Water Co.	128	11,846
California Water Service Group	181	10,976
York Water Co. (The)	395	17,767

		40,589

Wireless Telecommunication Services — 0.3%
Millicom International Cellular SA (Guatemala), SDR*	2,282	28,912
T-Mobile US, Inc.*	1,866	261,240
Vodafone Group PLC (United Kingdom)	44,827	45,397

		335,549

TOTAL COMMON STOCKS (cost $93,032,707)		91,255,129

	Shares	Value
PREFERRED STOCKS — 0.2%
Automobiles — 0.2%
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC)*	1,421	$143,398
Volkswagen AG (Germany) (PRFC)	406	50,364

		193,762

Electric Utilities — 0.0%
NextEra Energy, Inc., CVT, 5.279%, Maturing 03/01/23	810	41,067

Life Sciences Tools & Services — 0.0%
Sartorius AG (Germany) (PRFC)	128	50,544

Machinery — 0.0%
Marcopolo SA (Brazil) (PRFC)	28,389	15,232

TOTAL PREFERRED STOCKS (cost $274,813)		300,605

	Units
RIGHTS* — 0.0%
Chemicals — 0.0%
Lotte Chemical Corp. (South Korea), expiring 01/31/23	37	1,052

Road & Rail — 0.0%
Localiza Rent a Car SA (Brazil), expiring 01/31/23	25	51

TOTAL RIGHTS (cost $0)		1,103

	Shares

UNAFFILIATED FUNDS** — 8.5%
T. Rowe Price Emerging Markets Bond Fund, (Investor Class)	427,826	3,632,246
T. Rowe Price Institutional Floating Rate Fund, (Institutional Shares)	376,763	3,458,682
T. Rowe Price Institutional High Yield Fund, (Institutional Shares)	473,925	3,488,089

TOTAL UNAFFILIATED FUNDS (cost $12,249,457)		10,579,017

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.2%
Automobiles — 0.2%
AmeriCredit Automobile Receivables Trust,
Series 2020-01, Class C
1.590%	10/20/25	25	24,191
Series 2020-03, Class C
1.060%	08/18/26	15	14,089
Series 2021-02, Class D
1.290%	06/18/27	10	8,869
CarMax Auto Owner Trust,
Series 2020-01, Class B
2.210%	09/15/25	15	14,477
Series 2021-01, Class D
1.280%	07/15/27	10	8,902

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2022-02, Class C
4.260%	12/15/27	25	$23,713
Carvana Auto Receivables Trust,
Series 2021-P04, Class C
2.330%	02/10/28	25	20,551
Drive Auto Receivables Trust,
Series 2020-01, Class C
2.360%	03/16/26	1	1,131
Exeter Automobile Receivables Trust,
Series 2021-01A, Class C
0.740%	01/15/26	12	11,811
Series 2021-02A, Class C
0.980%	06/15/26	10	9,610
Series 2021-04A, Class C
1.460%	10/15/27	20	18,824
Series 2022-02A, Class C
3.850%	07/17/28	15	14,302
Ford Credit Auto Lease Trust,
Series 2022-A, Class C
4.180%	10/15/25	25	24,219
GM Financial Automobile Leasing Trust,
Series 2022-02, Class C
4.330%	05/20/26	25	24,400
Santander Drive Auto Receivables Trust,
Series 2022-03, Class C
4.490%	08/15/29	25	24,202

			243,291

Equipment — 0.0%
CNH Equipment Trust,
Series 2019-C, Class B
2.350%	04/15/27	20	19,477

Other — 0.0%
ServiceMaster Funding LLC,
Series 2021-01, Class A2I, 144A
2.865%	07/30/51	25	19,382

TOTAL ASSET-BACKED SECURITIES (cost $302,259)			282,150

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
Barclays Commercial Mortgage Securities Trust,
Series 2019-BWAY, Class D, 144A, 1 Month LIBOR + 2.160% (Cap N/A, Floor 2.160%)
6.478%(c)	11/15/34	10	8,601
Series 2020-BID, Class A, 144A, 1 Month LIBOR + 2.140% (Cap N/A,
Floor 2.140%)
6.458%(c)	10/15/37	20	19,302
BX Trust,
Series 2022-IND, Class C, 144A, 1 Month SOFR + 2.290% (Cap N/A, Floor 2.290%)
6.616%(c)	04/15/37	23	22,258
CD Mortgage Trust,
Series 2016-CD02, Class A4
3.526%(cc)	11/10/49	10	9,295
Citigroup Commercial Mortgage Trust,
Series 2015-GC33, Class A4
3.778%	09/10/58	10	9,517

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust,
Series 2014-CR18, Class A5
3.828%	07/15/47	25	$24,255
Series 2014-UBS02, Class A5
3.961%	03/10/47	25	24,433
Series 2015-CR23, Class A3
3.230%	05/10/48	22	21,117
Series 2015-CR23, Class AM
3.801%	05/10/48	25	23,587
Series 2015-CR24, Class A5
3.696%	08/10/48	10	9,530
Series 2015-CR27, Class A3
3.349%	10/10/48	24	22,922
Series 2015-LC21, Class A4
3.708%	07/10/48	10	9,517
FHLMC Multifamily Structured Pass-Through Certificates,
Series K068, Class A1
2.952%	02/25/27	7	6,364
Great Wolf Trust,
Series 2019-WOLF, Class A, 144A, 1 Month LIBOR + 1.034% (Cap N/A, Floor 1.034%)
5.352%(c)	12/15/36	10	9,711
Series 2019-WOLF, Class C, 144A, 1 Month LIBOR + 1.633% (Cap N/A, Floor 1.633%)
5.951%(c)	12/15/36	10	9,547
GS Mortgage Securities Trust,
Series 2015-GC32, Class A4
3.764%	07/10/48	10	9,538
Series 2018-GS09, Class A4
3.992%(cc)	03/10/51	10	9,406
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class A5
3.822%	07/15/48	10	9,528
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class B
4.464%(cc)	08/15/47	10	9,506
Series 2015-C24, Class AS
4.036%(cc)	05/15/48	10	9,429
Series 2015-C27, Class AS
4.068%	12/15/47	15	14,095
Morgan Stanley Capital I Trust,
Series 2018-H04, Class A4
4.310%	12/15/51	10	9,474
Series 2019-MEAD, Class D, 144A
3.177%(cc)	11/10/36	10	8,453
NYO Commercial Mortgage Trust,
Series 2021-1290, Class C, 144A, 1 Month LIBOR + 1.995% (Cap N/A, Floor 1.995%)
6.313%(c)	11/15/38	20	17,578
SFO Commercial Mortgage Trust,
Series 2021-555, Class B, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
5.818%(c)	05/15/38	10	8,872
Wells Fargo Commercial Mortgage Trust,
Series 2015-C30, Class A4
3.664%	09/15/58	10	9,504

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-NXS02, Class A5
3.767%(cc)	07/15/58	10	$9,528

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $380,848)			354,867

CORPORATE BONDS — 2.4%
Advertising — 0.0%
Omnicom Group, Inc./Omnicom Capital, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/26	10	9,602
3.650%	11/01/24	5	4,896

			14,498

Aerospace & Defense — 0.0%
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
4.854%	04/27/35	10	9,316

Airlines — 0.0%
American Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.700%	04/01/28	3	2,484
American Airlines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.150%	08/15/33	22	17,884
United Airlines 2018-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.700%	09/01/31	24	19,913

			40,281

Auto Manufacturers — 0.0%
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25	5	4,883
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
0.900%	11/08/24	20	18,663

			23,546

Banks — 0.4%
Bank of America Corp.,
Sr. Unsec’d. Notes
0.976%(ff)	04/22/25	25	23,432
2.592%(ff)	04/29/31	50	40,787
Sr. Unsec’d. Notes, MTN
4.244%(ff)	04/24/38	20	17,107
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
2.650%	03/08/27	35	31,941
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.887%(ff)	01/10/28	35	32,712
Sub. Notes
4.450%	09/29/27	10	9,552
4.600%	03/09/26	10	9,840

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Fifth Third Bancorp,
Sr. Unsec’d. Notes
1.625%	05/05/23	15	$14,828
Sub. Notes
4.300%	01/16/24	10	9,905
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.650%(ff)	10/21/32	35	27,626
3.500%	01/23/25	15	14,514
3.850%	01/26/27	10	9,521
Sub. Notes
5.150%	05/22/45	5	4,522
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.882%(ff)	07/24/38	20	16,608
Sub. Notes
2.956%(ff)	05/13/31	15	12,350
3.375%	05/01/23	50	49,747
5.717%(ff)	09/14/33	20	19,653
KeyCorp,
Sr. Unsec’d. Notes, MTN
2.250%	04/06/27	25	22,229
M&T Bank Corp.,
Sr. Unsec’d. Notes
3.550%	07/26/23	25	24,787
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
3.125%	01/23/23	15	14,990
Sr. Unsec’d. Notes, MTN
2.188%(ff)	04/28/26	25	23,200
3.971%(ff)	07/22/38	15	12,595
4.300%	01/27/45	5	4,251
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
1.150%	06/12/25	35	31,915
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.950%	06/05/30	10	8,037
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.188%(ff)	04/30/26	50	46,537

			533,186

Beverages — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46	10	9,151
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.500%	06/01/30	25	22,738

			31,889

Biotechnology — 0.0%
Biogen, Inc.,
Sr. Unsec’d. Notes
2.250%	05/01/30	40	32,510

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals — 0.0%
Air Products & Chemicals, Inc.,
Sr. Unsec’d. Notes
1.500%	10/15/25	5	$4,600
Ecolab, Inc.,
Sr. Unsec’d. Notes
3.250%	12/01/27	5	4,669

			9,269

Commercial Services — 0.1%
George Washington University (The),
Unsec’d. Notes, Series 2014
4.300%	09/15/44	5	4,222
Northwestern University,
Unsec’d. Notes, Series 2020
2.640%	12/01/50	20	13,131
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.400%	10/01/24	30	28,739
RELX Capital, Inc. (United Kingdom),
Gtd. Notes
3.000%	05/22/30	10	8,516
3.500%	03/16/23	5	4,975
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
4.125%	02/02/26	5	4,781

			64,364

Computers — 0.0%
Apple, Inc.,
Sr. Unsec’d. Notes
1.650%	05/11/30	15	12,297
3.200%	05/13/25	25	24,162

			36,459

Diversified Financial Services — 0.1%
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.950%	07/01/24	5	4,786
5.250%	05/15/24	20	19,620
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.200%	01/30/23	25	25,000
3.650%	05/11/27	20	18,827
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	5	4,815
Western Union Co. (The),
Sr. Unsec’d. Notes
2.850%	01/10/25	5	4,773

			77,821

Electric — 0.1%
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.450%	06/01/45	10	8,224

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.800%	07/15/48	15	$11,599
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28	5	4,612
Sr. Unsec’d. Notes, Series N
3.800%	12/01/23	10	9,885
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	25	23,759
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
7.375%	11/15/31	10	11,294
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25	10	9,723
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45	10	8,463
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.440%	01/15/32	25	20,148
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27	10	8,562
Sempra Energy,
Sr. Unsec’d. Notes
3.300%	04/01/25	20	19,199
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	10	9,597

			145,065

Electronics — 0.0%
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
4.550%	10/30/24	15	14,790

Entertainment — 0.0%
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
5.050%	03/15/42	35	26,915

Environmental Control — 0.0%
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.500%	08/15/24	15	14,378
3.375%	11/15/27	5	4,664
Waste Connections, Inc.,
Sr. Unsec’d. Notes
3.200%	06/01/32	20	17,127

			36,169

Gas — 0.1%
NiSource, Inc.,
Sr. Unsec’d. Notes
3.490%	05/15/27	10	9,426
3.950%	03/30/48	15	11,714

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas (cont’d.)
Southern Co. Gas Capital Corp.,
Gtd. Notes
5.150%	09/15/32	30	$29,472

			50,612

Healthcare-Products — 0.0%
Abbott Laboratories,
Sr. Unsec’d. Notes
1.150%	01/30/28	20	17,008
Baxter International, Inc.,
Sr. Unsec’d. Notes
1.915%	02/01/27	25	22,202

			39,210

Healthcare-Services — 0.1%
AHS Hospital Corp.,
Unsec’d. Notes
5.024%	07/01/45	5	4,782
Banner Health,
Unsec’d. Notes
1.897%	01/01/31	5	3,941
Centra Health, Inc.,
Unsec’d. Notes
4.700%	01/01/48	25	21,281
CommonSpirit Health,
Sr. Sec’d. Notes
2.760%	10/01/24	15	14,385
2.782%	10/01/30	5	4,112
Elevance Health, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43	15	13,582
Hackensack Meridian Health, Inc.,
Sr. Sec’d. Notes
4.211%	07/01/48	20	16,672
HCA, Inc.,
Gtd. Notes
4.125%	06/15/29	20	18,258
Gtd. Notes, 144A
4.375%	03/15/42	10	7,992
Humana, Inc.,
Sr. Unsec’d. Notes
3.700%	03/23/29	15	13,701
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes
3.970%	11/01/48	15	12,382
MedStar Health, Inc.,
Sec’d. Notes, Series 20A
3.626%	08/15/49	20	14,474
Trinity Health Corp.,
Sec’d. Notes
4.125%	12/01/45	5	4,190
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30	10	8,276
3.750%	07/15/25	5	4,894

			162,922

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance — 0.2%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.400%	06/30/30	30	$26,469
Aon Corp./Aon Global Holdings PLC,
Gtd. Notes
5.000%	09/12/32	25	24,730
Aon Global Ltd.,
Gtd. Notes
3.875%	12/15/25	5	4,867
Berkshire Hathaway Finance Corp.,
Gtd. Notes
3.850%	03/15/52	50	40,354
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
2.750%	03/15/23	15	14,934
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A
4.400%	04/05/52	35	27,903
Jackson Financial, Inc.,
Sr. Unsec’d. Notes
1.125%	11/22/23	20	19,282
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30	10	8,179
3.500%	06/03/24	10	9,792
4.350%	01/30/47	5	4,207
New York Life Global Funding,
Sec’d. Notes, 144A
1.100%	05/05/23	5	4,933
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30	20	16,342
3.400%	05/15/25	10	9,673
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	20	16,528

			228,193

Internet — 0.0%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.800%	08/22/24	5	4,844
3.875%	08/22/37	10	8,870
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
3.650%	03/15/25	5	4,870

			18,584

Iron/Steel — 0.0%
Nucor Corp.,
Sr. Unsec’d. Notes
2.700%	06/01/30	10	8,491
3.950%	05/01/28	15	14,170

			22,661

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging — 0.0%
Marriott International, Inc.,
Sr. Unsec’d. Notes
5.000%	10/15/27	15	$14,816

Machinery-Diversified — 0.1%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.125%	03/07/25	25	23,651
4.150%	09/15/27	25	24,545

			48,196

Media — 0.1%

Charter Communications Operating LLC/Charter Communications
Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25	10	9,807
Comcast Corp.,
Gtd. Notes
3.950%	10/15/25	50	48,949
Thomson Reuters Corp. (Canada),

Sr. Unsec’d. Notes
3.350%	05/15/26	5	4,733
Walt Disney Co. (The),
Gtd. Notes
3.800%	03/22/30	50	46,535

			110,024

Oil & Gas — 0.1%
BP Capital Markets America, Inc.,
Gtd. Notes
3.410%	02/11/26	25	24,029
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
2.950%	07/15/30	20	16,840
Chevron Corp.,
Sr. Unsec’d. Notes
1.995%	05/11/27	10	8,987
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	05/11/25	10	9,686
TotalEnergies Capital International SA (France),
Gtd. Notes
2.434%	01/10/25	30	28,654
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.700%	03/15/28	10	9,054
4.500%	03/04/29	20	18,711

			115,961

Packaging & Containers — 0.0%
Packaging Corp. of America,
Sr. Unsec’d. Notes
3.650%	09/15/24	5	4,863

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26	10	9,318
3.600%	05/14/25	10	9,693

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
4.500%	05/14/35	10	$9,310
4.700%	05/14/45	15	13,399
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
4.000%	09/18/42	25	21,622
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.823%	05/20/30	20	17,144
3.700%	06/06/27	17	16,081
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.900%	07/26/24	13	12,632
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.410%	06/15/27	15	14,040
3.750%	09/15/25	5	4,843
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23	9	8,934
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29	50	44,732
Zoetis, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30	35	28,417

			210,165

Pipelines — 0.1%
Boardwalk Pipelines LP,
Gtd. Notes
4.950%	12/15/24	5	4,944
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31	10	8,436
3.701%	01/15/39	5	3,958
Energy Transfer LP,
Sr. Unsec’d. Notes
5.250%	04/15/29	10	9,695
6.500%	02/01/42	25	24,700
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
4.350%	07/15/25	5	4,858
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24	5	4,842
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	10	9,402
4.500%	05/15/30	5	4,644
Spectra Energy Partners LP,
Gtd. Notes
3.375%	10/15/26	15	14,001

			89,480

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp.,
Sr. Unsec’d. Notes
1.450%	09/15/26	30	$26,170
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25	5	4,800
3.900%	03/15/27	5	4,611
4.050%	07/01/30	5	4,395
Crown Castle, Inc.,
Sr. Unsec’d. Notes
2.900%	03/15/27	10	9,103
3.700%	06/15/26	10	9,504
4.750%	05/15/47	5	4,247
Essex Portfolio LP,
Gtd. Notes
2.650%	03/15/32	15	11,854
3.000%	01/15/30	5	4,227
Healthcare Realty Holdings LP,
Gtd. Notes
3.625%	01/15/28	10	8,846
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.125%	12/01/28	5	4,204
2.875%	01/15/31	5	4,178
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24	5	4,787
4.250%	08/15/29	5	4,385
4.375%	10/01/25	5	4,849
Life Storage LP,
Gtd. Notes
4.000%	06/15/29	15	13,411
Prologis LP,
Sr. Unsec’d. Notes
2.125%	04/15/27	5	4,481
Public Storage,
Sr. Unsec’d. Notes
1.950%	11/09/28	10	8,519
Realty Income Corp.,
Sr. Unsec’d. Notes
4.625%	11/01/25	20	19,837
Simon Property Group LP,
Sr. Unsec’d. Notes
2.650%	02/01/32	30	24,128
3.375%	10/01/24	5	4,855
WP Carey, Inc.,
Sr. Unsec’d. Notes
3.850%	07/15/29	20	17,982

			203,373

Retail — 0.2%
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.125%	04/21/26	5	4,720
3.750%	06/01/27	15	14,315

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Carvana Co.,
Gtd. Notes, 144A
10.250%	05/01/30	34	$15,970
Dollar General Corp.,
Sr. Unsec’d. Notes
4.625%	11/01/27	30	29,465
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.500%	04/15/27	50	45,990
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
5.000%	04/15/33	30	29,354
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.600%	09/01/27	20	18,879
QVC, Inc.,
Sr. Sec’d. Notes
4.850%	04/01/24	5	4,657
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
1.600%	05/15/31	5	3,897
Walmart, Inc.,
Sr. Unsec’d. Notes
3.900%	09/09/25	20	19,707

			186,954

Semiconductors — 0.1%
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes
2.650%	02/15/32	25	19,450
3.150%	05/01/27	5	4,543
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
2.150%	05/20/30	25	21,118
3.250%	05/20/27	12	11,422
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
1.750%	05/04/30	15	12,346

			68,879

Software — 0.1%
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.200%	07/01/26	10	9,368
Microsoft Corp.,
Sr. Unsec’d. Notes
2.921%	03/17/52	60	42,749
Oracle Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/23	25	24,493
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.950%	09/15/29	5	4,336
3.800%	12/15/26	15	14,328

			95,274

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications — 0.1%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.250%	02/01/32	50	$39,205
Rogers Communications, Inc. (Canada),
Gtd. Notes, 144A
4.500%	03/15/42	60	49,853
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.625%	08/15/26	45	41,568
2.650%	11/20/40	20	13,500

			144,126

Toys/Games/Hobbies — 0.0%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.000%	11/19/24	15	14,391

Transportation — 0.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.150%	04/01/45	10	8,549
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
1.750%	12/02/26	10	8,913
Kansas City Southern,
Gtd. Notes
2.875%	11/15/29	5	4,317
3.500%	05/01/50	20	14,275

			36,054

Trucking & Leasing — 0.0%
GATX Corp.,
Sr. Unsec’d. Notes
3.500%	03/15/28	15	13,584

TOTAL CORPORATE BONDS (cost $3,362,343)			2,974,400

MUNICIPAL BONDS — 0.2%
California — 0.0%
Bay Area Toll Authority,
Taxable, Revenue Bonds, Series S
3.176%	04/01/41	25	18,673
State of California,
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40	5	6,294
University of California,
Taxable, Revenue Bonds, Series J
4.131%	05/15/45	5	4,389

			29,356

Florida — 0.1%
County of Miami-Dade Transit System,
Revenue Bonds, BABs, Series B
5.624%	07/01/40	10	10,099
County of Miami-Dade Water & Sewer System Revenue,
Taxable, Revenue Bonds, Series C
3.490%	10/01/42	5	3,991

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Florida (cont’d.)
Florida Development Finance Corp.,
Taxable, Revenue Bonds, Series B
4.109%	04/01/50	40	$30,249

			44,339

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.655%	04/01/57	14	14,886

Michigan — 0.0%
Great Lakes Water Authority Water Supply System Revenue,
Taxable, Revenue Bonds, Series C
3.473%	07/01/41	30	23,490

New York — 0.0%
New York State Urban Development Corp.,
Taxable, Revenue Bonds, Series B
2.590%	03/15/35	30	22,654

South Carolina — 0.0%
South Carolina Public Service Authority,
Taxable, Revenue Bonds, Series D
2.388%	12/01/23	5	4,890

Texas — 0.1%
Central Texas Regional Mobility Authority,
Taxable, Revenue Bonds, Series E
3.167%	01/01/41	15	10,978
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds
2.843%	11/01/46	15	10,651
Taxable, Revenue Bonds, Series A
4.087%	11/01/51	25	21,125
Texas A&M University,
Taxable, Revenue Bonds, Series B
3.330%	05/15/39	25	19,952

			62,706

Wisconsin — 0.0%
State of Wisconsin,
Taxable, Revenue Bonds, Series A
3.954%	05/01/36	15	13,092

TOTAL MUNICIPAL BONDS (cost $270,525)			215,413

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Angel Oak Mortgage Trust,
Series 2021-01, Class A1, 144A
0.909%(cc)	01/25/66	18	14,715
Connecticut Avenue Securities Trust,
Series 2022-R01, Class 1M1, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 0.000%)
4.928%(c)	12/25/41	6	6,418
Series 2022-R04, Class 1M1, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
5.928%(c)	03/25/42	8	7,983

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae Connecticut Avenue Securities,
Series 2017-C05, Class 1ED3, 1 Month LIBOR + 1.200% (Cap N/A,
Floor 1.200%)
5.589%(c)	01/25/30	3	$2,782
Series 2017-C06, Class 2ED1, 1 Month LIBOR + 1.000% (Cap N/A,
Floor 1.000%)
5.389%(c)	02/25/30	3	3,038
Series 2018-C03, Class 1EB2, 1 Month LIBOR + 0.850% (Cap N/A,
Floor 0.850%)
5.239%(c)	10/25/30	8	7,907
Series 2021-R02, Class 2M1, 144A, 30 Day Average SOFR + 0.900%
(Cap N/A, Floor 0.000%)
4.828%(c)	11/25/41	10	10,340
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2021-DNA02, Class M1, 144A, 30 Day Average SOFR + 0.800%
(Cap N/A, Floor 0.000%)
4.728%(c)	08/25/33	1	789
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100%
(Cap N/A, Floor 0.000%)
6.028%(c)	10/25/33	10	9,805
Series 2021-DNA07, Class M1, 144A, 30 Day Average SOFR + 0.850%
(Cap N/A, Floor 0.000%)
4.778%(c)	11/25/41	14	13,652
Series 2021-HQA01, Class M1, 144A, 30 Day Average SOFR + 0.700%
(Cap N/A, Floor 0.000%)
4.628%(c)	08/25/33	1	1,117
Series 2022-HQA01, Class M1A, 144A, 30 Day Average SOFR +
2.100% (Cap N/A, Floor 0.000%)
6.028%(c)	03/25/42	16	16,061
Freddie Mac Structured Agency Credit Risk REMIC Trust,
Series 2022-DNA03, Class M1A, 144A, 30 Day Average SOFR + 2.000%
(Cap N/A, Floor 0.000%)
5.928%(c)	04/25/42	17	16,633
Series 2022-DNA4, Class M1A, 144A, 30 Day Average SOFR + 2.200%
(Cap N/A, Floor 0.000%)
6.128%(c)	05/25/42	22	21,480
JPMorgan Mortgage Trust,
Series 2020-INV02, Class A3, 144A
3.000%(cc)	10/25/50	7	6,003

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $144,535)			138,723

SOVEREIGN BONDS — 0.1%
Province of Alberta (Canada),
Sr. Unsec’d. Notes
3.300%	03/15/28	20	18,939
Province of Manitoba (Canada),
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24	22	21,422
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
3.625%	02/24/28	20	19,245
Province of Quebec (Canada),
Sr. Unsec’d. Notes, Series QO
2.875%	10/16/24	10	9,685

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
3.250%	04/06/26	5	$4,784

TOTAL SOVEREIGN BONDS (cost $77,064)			74,075

U.S. TREASURY OBLIGATIONS — 10.9%
U.S. Treasury Bonds
1.125%	05/15/40	145	90,897
1.250%	05/15/50	35	18,933
1.750%	08/15/41	620	424,991
1.875%	02/15/51	150	95,836
2.000%	02/15/50(k)	440	292,119
2.000%	08/15/51	315	207,309
2.250%	02/15/52	210	146,770
2.500%	02/15/45	128	96,680
2.750%	11/15/42	10	8,030
2.750%	08/15/47	355	278,509
2.875%	08/15/45	80	64,575
3.000%	11/15/44	45	37,245
3.000%	11/15/45	50	41,250
3.000%	02/15/47	85	69,846
3.000%	05/15/47	15	12,323
3.000%	02/15/48	20	16,475
3.000%	08/15/52	130	107,778
3.125%	11/15/41	33	28,524
3.125%	08/15/44	122	103,262
3.375%	08/15/42	90	80,480
3.375%	05/15/44	5	4,415
3.625%	08/15/43	50	46,062
3.875%	08/15/40	10	9,763
4.500%	05/15/38	10	10,634
4.625%	02/15/40	130	139,831
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	07/15/24	645	624,076
0.125%	10/15/24	947	912,013
0.125%	04/15/25	1,022	973,728
0.125%	10/15/25	540	512,800
0.125%	04/15/26	534	501,628
0.125%	04/15/27	3,245	3,021,881
0.125%	01/15/30	277	248,884
0.125%	07/15/30	146	130,303
0.125%	01/15/32	270	235,939
0.125%	02/15/51	3	2,211
0.125%	02/15/52	55	35,409
0.250%	01/15/25	260	248,973
0.250%	07/15/29	94	85,921
0.250%	02/15/50	65	43,765
0.375%	07/15/25	278	267,313
0.500%	04/15/24	11	10,688
0.625%	01/15/26	176	168,591
0.625%	07/15/32	183	167,921
0.750%	02/15/42	125	104,887
0.750%	02/15/45	5	4,086
0.875%	01/15/29	12	11,237
0.875%	02/15/47	85	69,547
1.000%	02/15/46	141	119,291
1.000%	02/15/48	7	6,074

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
1.000%	02/15/49	4	$2,972
1.375%	02/15/44	98	90,914
1.625%	10/15/27	131	130,968
U.S. Treasury Notes
0.125%	01/31/23	275	274,065
0.125%	08/31/23	715	693,494
0.375%	11/30/25	65	58,165
0.750%	08/31/26	650	575,504
0.750%	01/31/28	60	51,033
1.125%	02/15/31	70	57,061
1.250%	08/15/31	445	361,284
1.875%	02/15/32	75	63,609
2.250%	11/15/24	5	4,802
4.125%	09/30/27	90	90,337
4.125%	10/31/27	125	125,469

TOTAL U.S. TREASURY OBLIGATIONS (cost $15,263,021)			13,519,380

TOTAL LONG-TERM INVESTMENTS (cost $125,357,572)			119,694,862

		Shares

SHORT-TERM INVESTMENTS — 6.0%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)		4,542,013	4,542,013
PGIM Institutional Money Market Fund (cost $2,852,024; includes $2,839,308 of cash collateral for securities on loan)(b)(wa)		2,854,058	2,852,631

TOTAL SHORT-TERM INVESTMENTS (cost $7,394,037)			7,394,644

TOTAL INVESTMENTS, BEFORE OPTIONS
WRITTEN—102.6% (cost $132,751,609)			127,089,506

OPTIONS WRITTEN*~ — (0.1)%
(premiums received $316,903)			(73,500)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—102.5% (cost $132,434,706)			127,016,006
Liabilities in excess of other assets(z) — (2.5)%			(3,113,179)

NET ASSETS — 100.0%			$123,902,827

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
**	Investments are affiliated with the Subadvisor.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $2,918 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,758,528; cash collateral of $2,839,308 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(r)	Principal or notional amount is less than $500 par.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Call	01/20/23	$3,950.00	24	2	$(73,296)

(premiums received $316,436)

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#			Value

Julius Baer Group Ltd.	Call	GSI	01/20/23	56.00	1	CHF	—(r	)	$(42)
Julius Baer Group Ltd.	Call	GSI	02/17/23	57.00	1	CHF	—(r	)	(94)
Julius Baer Group Ltd.	Call	GSI	02/17/23	58.00	1	CHF	—(r	)	(68)

Total OTC Traded (premiums received $467)									$(204)

Total Options Written (premiums received $316,903)									$(73,500)

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
2	2 Year U.S. Treasury Notes	Mar. 2023	$410,156	$532
4	5 Year U.S. Treasury Notes	Mar. 2023	431,719	26
2	10 Year U.S. Treasury Notes	Mar. 2023	224,594	(628)
4	S&P 500 E-Mini Index	Mar. 2023	772,200	(32,806)

				(32,876)

Short Position:
8	Mini MSCI EAFE Index	Mar. 2023	779,760	18,797

				$(14,079)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

GS	$—	$104,233

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$742,874	$641,893	$—
Air Freight & Logistics	108,473	71,728	—
Airlines	17,006	19,242	—
Auto Components	120,256	302,009	—
Automobiles	167,997	316,001	—
Banks	3,041,022	1,931,732	—
Beverages	875,503	386,816	—
Biotechnology	1,289,990	100,583	—

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Building Products	$220,057	$219,061	$—
Capital Markets	1,819,580	816,487	—
Chemicals	1,929,429	764,291	—
Commercial Services & Supplies	435,810	72,752	—
Communications Equipment	61,660	85,702	—
Construction & Engineering	142,337	108,376	—
Construction Materials	121,850	94,646	—
Consumer Finance	133,582	104,712	—
Containers & Packaging	456,472	65,526	—
Distributors	17,650	—	—
Diversified Consumer Services	92,838	18,208	—
Diversified Financial Services	495,624	460,527	—
Diversified Telecommunication Services	334,255	592,143	—
Electric Utilities	1,028,242	217,982	—
Electrical Equipment	592,177	384,142	—
Electronic Equipment, Instruments & Components	461,930	304,650	—
Energy Equipment & Services	324,080	170,471	—
Entertainment	826,812	9,337	—
Equity Real Estate Investment Trusts (REITs)	4,080,419	373,719	—
Food & Staples Retailing	678,846	641,515	—
Food Products	950,385	546,013	2,918
Gas Utilities	145,579	43,986	—
Health Care Equipment & Supplies	1,586,599	765,222	—
Health Care Providers & Services	3,526,407	163,418	—
Health Care Technology	127,176	—	—
Hotels, Restaurants & Leisure	1,802,574	274,129	—
Household Durables	116,656	230,176	—
Household Products	427,016	74,974	—
Independent Power & Renewable Electricity Producers	35,619	151,209	—
Industrial Conglomerates	1,021,698	518,688	—
Insurance	3,559,379	1,045,298	—
Interactive Media & Services	1,884,394	632,032	—
Internet & Direct Marketing Retail	1,135,947	589,582	—
IT Services	3,142,276	656,545	—
Leisure Products	113,761	18,579	—
Life Sciences Tools & Services	1,821,359	240,506	—
Machinery	861,230	1,066,954	—
Media	99,050	201,378	—
Metals & Mining	1,047,127	2,006,307	—
Mortgage Real Estate Investment Trusts (REITs)	93,060	—	—
Multiline Retail	580,453	124,545	—
Multi-Utilities	849,112	90,529	—
Oil, Gas & Consumable Fuels	2,869,200	1,094,461	—
Paper & Forest Products	43,323	130,032	—
Personal Products	25,858	333,976	—
Pharmaceuticals	2,889,201	1,197,659	—
Professional Services	328,926	312,644	—
Real Estate Management & Development	105,955	596,769	—
Road & Rail	1,197,099	79,872	—
Semiconductors & Semiconductor Equipment	2,777,866	1,304,567	—
Software	4,830,930	146,306	—
Specialty Retail	1,595,021	262,459	—
Technology Hardware, Storage & Peripherals	1,817,441	399,034	—
Textiles, Apparel & Luxury Goods	522,088	327,746	—
Thrifts & Mortgage Finance	82,057	—	—
Tobacco	648,250	151,031	—
Trading Companies & Distributors	280,788	247,324	—
Transportation Infrastructure	10,717	9,524	—

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Water Utilities	$40,589	$—	$—
Wireless Telecommunication Services	261,240	74,309	—
Preferred Stocks
Automobiles	—	193,762	—
Electric Utilities	41,067	—	—
Life Sciences Tools & Services	—	50,544	—
Machinery	—	15,232	—
Rights
Chemicals	—	1,052	—
Road & Rail	51	—	—
Unaffiliated Funds	10,579,017	—	—
Asset-Backed Securities
Automobiles	—	243,291	—
Equipment	—	19,477	—
Other	—	19,382	—
Commercial Mortgage-Backed Securities	—	354,867	—
Corporate Bonds	—	2,974,400	—
Municipal Bonds	—	215,413	—
Residential Mortgage-Backed Securities	—	138,723	—
Sovereign Bonds	—	74,075	—
U.S. Treasury Obligations	—	13,519,380	—
Short-Term Investments
Affiliated Mutual Funds	7,394,644	—	—

Total	$83,884,956	$43,201,632	$2,918

Liabilities
Options Written	$(73,500)	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$19,355	$—	$—

Liabilities
Futures Contracts	$(33,434)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

U.S. Treasury Obligations	10.9%
Unaffiliated Funds	8.5
Affiliated Mutual Funds (2.3% represents investments purchased with collateral from securities on loan)	6.0
Banks	4.4
Software	4.1
Insurance	3.9
Equity Real Estate Investment Trusts (REITs)	3.6
Pharmaceuticals	3.5
Semiconductors & Semiconductor Equipment	3.3
Oil, Gas & Consumable Fuels	3.2
IT Services	3.1
Health Care Providers & Services	3.0
Metals & Mining	2.5

Chemicals	2.2%
Capital Markets	2.1
Interactive Media & Services	2.0
Health Care Equipment & Supplies	1.9
Technology Hardware, Storage & Peripherals	1.8
Life Sciences Tools & Services	1.7
Hotels, Restaurants & Leisure	1.7
Machinery	1.6
Specialty Retail	1.5
Internet & Direct Marketing Retail	1.4
Industrial Conglomerates	1.2
Food Products	1.2
Biotechnology	1.1
Aerospace & Defense	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification (continued):

Food & Staples Retailing	1.1%
Beverages	1.0
Electric Utilities	1.0
Road & Rail	1.0
Diversified Financial Services	0.9
Electrical Equipment	0.8
Multi-Utilities	0.8
Automobiles	0.8
Diversified Telecommunication Services	0.7
Entertainment	0.7
Textiles, Apparel & Luxury Goods	0.7
Tobacco	0.6
Electronic Equipment, Instruments & Components	0.6
Multiline Retail	0.6
Real Estate Management & Development	0.6
Professional Services	0.5
Trading Companies & Distributors	0.4
Containers & Packaging	0.4
Commercial Services & Supplies	0.4
Household Products	0.4
Energy Equipment & Services	0.4
Building Products	0.4
Auto Components	0.3
Media	0.3
Personal Products	0.3
Commercial Mortgage-Backed Securities	0.3
Household Durables	0.3
Wireless Telecommunication Services	0.3
Construction & Engineering	0.2
Consumer Finance	0.2
Construction Materials	0.2
Municipal Bonds	0.2
Real Estate Investment Trusts (REITs)	0.2
Gas Utilities	0.2
Retail	0.2
Independent Power & Renewable Electricity Producers	0.2
Air Freight & Logistics	0.1
Paper & Forest Products	0.1
Healthcare-Services	0.1
Communications Equipment	0.1
Electric	0.1

Telecommunications	0.1%
Residential Mortgage-Backed Securities	0.1
Leisure Products	0.1
Health Care Technology	0.1
Oil & Gas	0.1
Diversified Consumer Services	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Pipelines	0.1
Thrifts & Mortgage Finance	0.1
Sovereign Bonds	0.1
Semiconductors	0.1
Commercial Services	0.1
Gas	0.1
Machinery-Diversified	0.1
Airlines	0.0	*
Water Utilities	0.0	*
Healthcare-Products	0.0	*
Computers	0.0	*
Environmental Control	0.0	*
Transportation	0.0	*
Auto Manufacturers	0.0	*
Iron/Steel	0.0	*
Transportation Infrastructure	0.0	*
Equipment	0.0	*
Other	0.0	*
Internet	0.0	*
Distributors	0.0	*
Lodging	0.0	*
Electronics	0.0	*
Advertising	0.0	*
Toys/Games/Hobbies	0.0	*
Trucking & Leasing	0.0	*
Packaging & Containers	0.0	*

	102.6
Options Written	(0.1)
Liabilities in excess of other assets	(2.5)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$18,797	*	Due from/to broker-variation margin futures	$32,806	*
Equity contracts		—		Options written outstanding, at value	73,500

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$558	*	Due from/to broker-variation margin futures	$628	*

		$19,355			$106,934

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$(6,947)
Equity contracts	985,628	(748,635)	—	—
Foreign exchange contracts	—	—	(11,179)	—
Interest rate contracts	—	(60,061)	—	—

Total	$985,628	$(808,696)	$(11,179)	$(6,947)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value		Options Written	Futures	Forward Currency Exchange Contracts
Equity contracts		$395,864	$(71,557)	$—
Foreign exchange contracts		—	—	(4,081)
Interest rate contracts		—	(7,403)	—

Total		$395,864	$(78,960)	$(4,081)

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Options Written (1)	$2,709

Futures Contracts - Long Positions (1)	5,636,698

Futures Contracts - Short Positions (1)	1,851,208

Forward Foreign Currency Exchange Contracts - Purchased (2)	276,328

Forward Foreign Currency Exchange Contracts - Sold (2)	244,215

Credit Default Swap Agreements - Sell Protection (1)	150,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$2,758,528	$(2,758,528)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
GSI	$—	$(204)	$(204)	$—	$(204)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES	STATEMENT OF OPERATIONS
as of December 31, 2022	Year Ended December 31, 2022

ASSETS
Investments at value, including securities on loan of $2,758,528:
Unaffiliated investments (cost $125,357,572)	$119,694,862
Affiliated investments (cost $7,394,037)	7,394,644
Foreign currency, at value (cost $67,971)	68,456
Dividends and interest receivable	186,672
Receivable for investments sold	106,741
Tax reclaim receivable	67,562
Due from broker-variation margin futures	4,957
Receivable from affiliate	936
Prepaid expenses and other assets	3,878

Total Assets	127,528,708

LIABILITIES
Payable to broker for collateral for securities on loan	2,839,308
Payable for investments purchased	376,989
Accrued expenses and other liabilities	188,945
Options written outstanding, at value (premiums received $316,903)	73,500
Payable for Portfolio shares purchased	47,141
Payable to affiliate	34,453
Management fee payable	29,296
Foreign capital gains tax liability accrued	28,971
Distribution fee payable	4,247
Payable to custodian	2,123
Affiliated transfer agent fee payable	537
Trustees’ fees payable	371

Total Liabilities	3,625,881

NET ASSETS	$123,902,827

Net assets were comprised of:
Partners’ Equity	$123,902,827

Net asset value and redemption price per share, $123,902,827 / 7,548,587 outstanding shares of beneficial interest	$16.41

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $118,521 foreign withholding tax, of which $16,710 is reimbursable by an affiliate)	$1,891,621
Interest income	1,639,198
Affiliated dividend income	73,622
Income from securities lending, net (including affiliated income of $3,528)	6,172

Total income	3,610,613

EXPENSES
Management fee	1,026,087
Distribution fee	350,200
Custodian and accounting fees	279,700
Audit fee	49,600
Legal fees and expenses	31,932
Shareholders’ reports	11,899
Trustees’ fees	10,480
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Miscellaneous	70,408

Total expenses	1,838,232
Less: Fee waiver and/or expense reimbursement	(444,320)

Net expenses	1,393,912

NET INVESTMENT INCOME (LOSS)	2,216,701

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $705) (net of foreign capital gains taxes $(9,216))	4,173,925
Futures transactions	(808,696)
Forward currency contract transactions	(11,179)
Options written transactions	985,628
Swap agreements transactions	(6,947)
Foreign currency transactions	(23,667)

4,309,064

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $607) (net of change in foreign capital gains taxes $8,792)	(33,815,508)
Futures	(78,960)
Forward currency contracts	(4,081)
Options written	395,864
Foreign currencies	(13)

(33,502,698)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(29,193,634)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(26,976,933)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$2,216,701	$1,684,830
Net realized gain (loss) on investment and foreign currency transactions	4,309,064	21,524,984
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(33,502,698)	(2,703,502)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(26,976,933)	20,506,312

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [148,258 and 227,947 shares, respectively]	2,661,437	4,314,590
Portfolio shares purchased [1,278,791 and 791,522 shares, respectively]	(21,802,825)	(14,849,785)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(19,141,388)	(10,535,195)

TOTAL INCREASE (DECREASE)	(46,118,321)	9,971,117
NET ASSETS:
Beginning of year	170,021,148	160,050,031

End of year	$123,902,827	$170,021,148

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$19.59	$17.32	$14.99	$12.28		$13.21

Income (Loss) From Investment Operations:
Net investment income (loss)	0.27	0.19	0.14	0.20		0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.45)	2.08	2.19	2.51		(1.13)

Total from investment operations	(3.18)	2.27	2.33	2.71		(0.93)

Capital Contributions	—	—	—	—	(b)(c)	—	(b)(c)

Net Asset Value, end of year	$16.41	$19.59	$17.32	$14.99		$12.28

Total Return(d)	(16.23)%	13.17%	15.48%	22.07	%(e)	(7.04	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$124	$170	$160	$94		$60
Average net assets (in millions)	$140	$168	$126	$84		$63
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.00%	0.99%	0.99%	0.99%		0.99%
Expenses before waivers and/or expense reimbursement	1.32%	1.25%	1.35%	1.59%		1.92%
Net investment income (loss)	1.58%	1.00%	0.91%	1.44%		1.51%
Portfolio turnover rate(g)	69%	60%	90%	66%		56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS —97.1%
Agricultural & Farm Machinery — 1.3%
AGCO Corp.	13,046	$1,809,350
Deere & Co.	7,856	3,368,338

		5,177,688

Agricultural Products — 1.4%
Darling Ingredients, Inc.*	87,980	5,506,668

Aluminum — 0.7%
Norsk Hydro ASA (Norway)	379,118	2,832,909

Building Products — 0.4%
ROCKWOOL A/S (Denmark)(Class B Stock)	6,959	1,629,122

Coal & Consumable Fuels — 0.3%
NAC Kazatomprom JSC (Kazakhstan), GDR	41,787	1,173,528

Construction & Engineering — 0.7%
Quanta Services, Inc.(a)	18,195	2,592,787

Construction Machinery & Heavy Trucks — 2.7%
Caterpillar, Inc.	13,668	3,274,306
Cummins, Inc.	18,009	4,363,401
Epiroc AB (Sweden) (Class B Stock)	189,476	3,048,138

		10,685,845

Construction Materials — 1.1%
Martin Marietta Materials, Inc.	5,878	1,986,588
Vulcan Materials Co.	13,999	2,451,365

		4,437,953

Copper — 2.3%
ERO Copper Corp. (Brazil)*	114,290	1,573,387
OZ Minerals Ltd. (Australia)	135,219	2,548,765
Southern Copper Corp. (Mexico)(a)	81,081	4,896,481

		9,018,633

Diversified Metals & Mining — 7.6%
Anglo American PLC (South Africa)	62,358	2,441,932
BHP Group Ltd. (Australia)	271,607	8,413,555
Boliden AB (Sweden)	184,055	6,913,510
Grupo Mexico SAB de CV (Mexico)(Class B Stock)	755,437	2,663,306
IGO Ltd. (Australia)	439,567	4,020,875
Rio Tinto Ltd. (Australia)	21,515	1,698,084
South32 Ltd. (Australia)	1,271,700	3,486,530

		29,637,792

Electric Utilities — 1.7%
Iberdrola SA (Spain)	104,601	1,221,060
NextEra Energy, Inc.	14,724	1,230,926
Southern Co. (The)	42,471	3,032,854
Xcel Energy, Inc.	17,526	1,228,748

		6,713,588

Electrical Components & Equipment — 2.8%
Hubbell, Inc.	17,341	4,069,586
Legrand SA (France)	22,319	1,789,576
Schneider Electric SE	22,178	3,114,559

	Shares	Value
COMMON STOCKS (continued)
Electrical Components & Equipment (cont’d.)
Shoals Technologies Group, Inc. (Class A Stock)*	85,631	$2,112,517

		11,086,238

Fertilizers & Agricultural Chemicals — 4.4%
CF Industries Holdings, Inc.	50,606	4,311,631
FMC Corp.	48,646	6,071,021
Nutrien Ltd. (Canada)(a)	92,654	6,766,522

		17,149,174

Forest Products — 0.7%
Svenska Cellulosa AB SCA (Sweden)(Class B Stock)	159,713	2,022,713
West Fraser Timber Co. Ltd. (Canada)	12,514	903,614

		2,926,327

Gold — 2.0%
Franco-Nevada Corp. (Canada)	17,552	2,392,594
Northern Star Resources Ltd. (Australia)	336,313	2,516,737
Perseus Mining Ltd. (Australia)	910,554	1,310,256
Wesdome Gold Mines Ltd. (Canada)*	262,729	1,451,413

		7,671,000

Industrial Gases — 4.1%
Air Products & Chemicals, Inc.	17,038	5,252,134
Linde PLC (United Kingdom)	32,978	10,756,764

		16,008,898

Industrial Machinery — 1.9%
Alfa Laval AB (Sweden)	66,830	1,933,214
Sandvik AB (Sweden)	148,954	2,691,835
Weir Group PLC (The) (United Kingdom)	145,859	2,933,872

		7,558,921

Integrated Oil & Gas — 15.9%
Chevron Corp.	78,886	14,159,248
Equinor ASA (Norway)	356,472	12,811,702
Galp Energia SGPS SA (Portugal)	403,930	5,449,273
Shell PLC (Netherlands)	290,711	8,195,381
TotalEnergies SE (France)(a)	342,743	21,515,076

		62,130,680

Metal & Glass Containers — 1.6%
Ball Corp.	67,641	3,459,161
Verallia SA (France), 144A	79,049	2,678,947

		6,138,108

Multi-Utilities — 2.6%
Ameren Corp.	20,564	1,828,551
CMS Energy Corp.	23,591	1,494,018
Dominion Energy, Inc.	30,276	1,856,524
DTE Energy Co.	15,100	1,774,703
Sempra Energy	20,877	3,226,332

		10,180,128

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Oil & Gas Equipment & Services — 5.7%
Baker Hughes Co.	86,503	$2,554,434
Cactus, Inc. (Class A Stock)	55,437	2,786,264
ChampionX Corp.	91,358	2,648,468
Halliburton Co.	74,993	2,950,975
Liberty Energy, Inc. (Class A Stock)	68,686	1,099,663
Schlumberger Ltd.	39,300	2,100,978
TechnipFMC PLC (United Kingdom)*	320,039	3,901,275
Tenaris SA, ADR	66,727	2,346,121
TGS ASA (Norway)	148,012	2,001,481

		22,389,659

Oil & Gas Exploration & Production — 21.5%
Canadian Natural Resources Ltd. (Canada)	93,366	5,184,778
Chesapeake Energy Corp.	40,700	3,840,859
ConocoPhillips	195,621	23,083,278
Devon Energy Corp.	157,447	9,684,565
EOG Resources, Inc.	112,395	14,557,400
Hess Corp.	94,933	13,463,398
Magnolia Oil & Gas Corp. (Class A Stock)(a)	179,333	4,205,359
Pioneer Natural Resources Co.	45,145	10,310,667

		84,330,304

Oil & Gas Storage & Transportation — 0.8%
TC Energy Corp. (Canada)(a)	76,366	3,043,949

Packaged Foods & Meats — 1.1%
Bakkafrost P/F (Faroe Islands)	66,981	4,181,438

Paper Packaging — 2.8%
Avery Dennison Corp.	13,814	2,500,334
International Paper Co.(a)	69,531	2,407,858
Packaging Corp. of America	37,848	4,841,138
Westrock Co.	39,052	1,373,068

		11,122,398

Paper Products — 1.2%
Mondi PLC (Austria)	33,165	560,850
UPM-Kymmene OYJ (Finland)	107,491	4,022,463

		4,583,313

Railroads — 1.1%
Norfolk Southern Corp.	8,451	2,082,496
Union Pacific Corp.	10,176	2,107,144

		4,189,640

Specialized REITs — 1.1%
Rayonier, Inc., REIT(a)	68,758	2,266,264
Weyerhaeuser Co., REIT	64,049	1,985,519

		4,251,783

Specialty Chemicals — 5.0%
Akzo Nobel NV (Netherlands)	38,988	2,616,195
Albemarle Corp.	5,894	1,278,173
Element Solutions, Inc.	94,757	1,723,630
RPM International, Inc.	51,820	5,049,859

	Shares	Value
COMMON STOCKS (continued)
Specialty Chemicals (cont’d.)
Sherwin-Williams Co. (The)	32,113	$7,621,378
Shin-Etsu Chemical Co. Ltd. (Japan)	9,600	1,172,277

		19,461,512

Steel — 0.6%
Reliance Steel & Aluminum Co.	10,675	2,161,047

TOTAL COMMON STOCKS (cost $334,746,055)		379,971,030

PREFERRED STOCK — 1.3%
Electric Utilities
NextEra Energy, Inc., CVT, 5.279%, Maturing 03/01/23	99,022	5,020,415

(cost $4,717,881)
TOTAL LONG-TERM INVESTMENTS (cost $339,463,936)		384,991,445

SHORT-TERM INVESTMENTS — 9.7%
AFFILIATED MUTUAL FUND — 8.8%
PGIM Institutional Money Market Fund (cost $34,537,075; includes $34,425,296 of cash collateral for securities on loan)(b)(wa)	34,556,292	34,539,013

UNAFFILIATED FUND — 0.9%
Dreyfus Government Cash Management (Institutional Shares)	3,663,050	3,663,050

(cost $3,663,050)
TOTAL SHORT-TERM INVESTMENTS (cost $38,200,125)		38,202,063

TOTAL INVESTMENTS—108.1% (cost $377,664,061)		423,193,508
Liabilities in excess of other assets — (8.1)%		(31,817,621)

NET ASSETS — 100.0%		$391,375,887

See the Glossary for a list of the abbreviation(s) used in the annual report:

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $32,796,353; cash collateral of $34,425,296 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$23,994,802	$—
Austria	—	560,850	—
Brazil	1,573,387	—	—
Canada	19,742,870	—	—
Denmark	—	1,629,122	—
Faroe Islands	—	4,181,438	—
Finland	—	4,022,463	—
France	—	25,983,599	—
Japan	—	1,172,277	—
Kazakhstan	—	1,173,528	—
Mexico	7,559,787	—	—
Netherlands	—	10,811,576	—
Norway	—	17,646,092	—
Portugal	—	5,449,273	—
South Africa	—	2,441,932	—
Spain	—	1,221,060	—
Sweden	—	16,609,410	—
United Kingdom	14,658,039	2,933,872	—
United States	213,491,094	3,114,559	—
Preferred Stock
United States	5,020,415	—	—
Short-Term Investments
Affiliated Mutual Fund	34,539,013	—	—
Unaffiliated Fund	3,663,050	—	—

Total	$300,247,655	$122,945,853	$—

Country Allocation:

The country classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

United States (including 8.8% of collateral for securities on loan)	66.2%
France	6.7
Australia	6.2
Canada	5.0
Norway	4.5
United Kingdom	4.5
Sweden	4.3
Netherlands	2.8
Mexico	1.9
Portugal	1.4
Faroe Islands	1.1
Finland	1.0

South Africa	0.6%
Denmark	0.4
Brazil	0.4
Spain	0.3
Kazakhstan	0.3
Japan	0.3
Austria	0.2

108.1
Liabilities in excess of other assets	(8.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:
Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged /(Received)(1)	Net Amount
Securities on Loan	$32,796,353	$(32,796,353)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES	STATEMENT OF OPERATIONS
as of December 31, 2022	Year Ended December 31, 2022

ASSETS
Investments at value, including securities on loan of $32,796,353:
Unaffiliated investments (cost $343,126,986)	$388,654,495
Affiliated investments (cost $34,537,075)	34,539,013
Foreign currency, at value (cost $362,324)	364,772
Cash	35,671
Receivable for investments sold	2,278,884
Tax reclaim receivable	1,636,050
Receivable for Portfolio shares sold	549,349
Dividends receivable	441,147
Prepaid expenses and other assets	37,742

Total Assets	428,537,123

LIABILITIES
Payable to broker for collateral for securities on loan	34,425,296
Payable to affiliate	1,315,919
Payable for investments purchased	1,091,012
Accrued expenses and other liabilities	155,428
Management fee payable	140,583
Payable for Portfolio shares purchased	18,446
Distribution fee payable	13,476
Trustees’ fees payable	539
Affiliated transfer agent fee payable	537

Total Liabilities	37,161,236

NET ASSETS	$391,375,887

Net assets were comprised of:
Partners’ Equity	$391,375,887

Net asset value and redemption price per share, $391,375,887 / 13,534,291 outstanding shares of beneficial interest	$28.92

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,260,292 foreign withholding tax, of which $61,736 is reimbursable by an affiliate)	$19,128,136
Income from securities lending, net (including affiliated income of $81,646)	149,691
Affiliated dividend income	77

Total income	19,277,904

EXPENSES
Management fee	3,876,573
Distribution fee	1,332,131
Custodian and accounting fees	91,134
Audit fee	26,200
Legal fees and expenses	24,994
Trustees’ fees	16,650
Shareholders’ reports	10,093
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Miscellaneous	73,014

Total expenses	5,458,715
Less: Fee waiver and/or expense reimbursement	(335,769)

Net expenses	5,122,946

NET INVESTMENT INCOME (LOSS)	14,154,958

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $24,637)	89,480,019
Foreign currency transactions	(54,470)

89,425,549

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,306)	(87,135,845)
Foreign currencies	(7,676)

(87,143,521)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	2,282,028

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,436,986

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$14,154,958	$10,843,920
Net realized gain (loss) on investment and foreign currency transactions	89,425,549	59,134,269
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(87,143,521)	51,568,796

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,436,986	121,546,985

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [4,931,984 and 10,804,107 shares, respectively]	136,761,733	259,249,257
Portfolio shares purchased [16,120,773 and 4,310,940 shares, respectively]	(435,681,949)	(108,309,092)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(298,920,216)	150,940,165

TOTAL INCREASE (DECREASE)	(282,483,230)	272,487,150
NET ASSETS:
Beginning of year	673,859,117	401,371,967

End of year	$391,375,887	$673,859,117

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$27.26	$22.02	$22.52	$19.27		$23.12

Income (Loss) From Investment Operations:
Net investment income (loss)	0.74	0.44	0.34	0.39		0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.92	4.80	(0.84)	2.86		(4.19)

Total from investment operations	1.66	5.24	(0.50)	3.25		(3.86)

Capital Contributions	—	—	—	—	(b)(c)(d)	0.01	(c)

Net Asset Value, end of year	$28.92	$27.26	$22.02	$22.52		$19.27

Total Return(e)	6.09%	23.80%	(2.22)%	16.87	%(f)	(16.65	)%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$391	$674	$401	$417		$325
Average net assets (in millions)	$533	$620	$327	$394		$481
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.96%	0.99%	1.05%	1.03%		1.02%
Expenses before waivers and/or expense reimbursement	1.02%	1.01%	1.07%	1.04%		1.03%
Net investment income (loss)	2.66%	1.75%	1.79%	1.84%		1.43%
Portfolio turnover rate(i)	46%	44%	102%	50%		49%
(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (16.19)%.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 85.4%
COMMON STOCKS — 85.1%
Aerospace & Defense — 2.9%
Airbus SE (France)	49,223	$5,852,738
BAE Systems PLC (United Kingdom)	479,894	4,956,539
BWX Technologies, Inc.	76,761	4,458,279
CAE, Inc. (Canada)*	96,762	1,871,637
General Dynamics Corp.	27,002	6,699,466
Hexcel Corp.	8,207	482,982
Leonardo DRS, Inc.*(a)	6,000	76,680
Lockheed Martin Corp.	11,904	5,791,177
Montana Aerospace AG (Germany), 144A*	44,228	686,264
Northrop Grumman Corp.	21,709	11,844,648
Thales SA (France)	20,249	2,587,191

		45,307,601

Air Freight & Logistics — 0.4%
Expeditors International of Washington, Inc.	57,381	5,963,034

Airlines — 0.1%
Ryanair Holdings PLC (Ireland), ADR*(a)	18,087	1,352,184

Auto Components — 0.1%
Gentherm, Inc.*	3,054	199,395
Nokian Renkaat OYJ (Finland)	93,827	962,886
Visteon Corp.*	4,248	555,766

		1,718,047

Automobiles — 0.2%
Isuzu Motors Ltd. (Japan)	189,510	2,196,967
Suzuki Motor Corp. (Japan)	20,400	653,358

		2,850,325

Banks — 4.8%
Axis Bank Ltd. (India)	278,822	3,137,763
Banc of California, Inc.	33,608	535,375
Bank of America Corp.	74,163	2,456,279
Bank of Ireland Group PLC (Ireland)	302,981	2,887,203
Bank of Nova Scotia (The) (Canada)(a)	52,098	2,552,571
BNP Paribas SA (France)	23,969	1,364,776
Cadence Bank	20,956	516,775
DNB Bank ASA (Norway)	109,328	2,159,242
Eastern Bankshares, Inc.	32,145	554,501
FinecoBank Banca Fineco SpA (Italy)	452,043	7,506,681
First Citizens BancShares, Inc. (Class A Stock)	4,334	3,286,732
First Interstate BancSystem, Inc. (Class A Stock)	13,099	506,276
First Republic Bank	23,373	2,848,935
Hancock Whitney Corp.	14,069	680,799
HSBC Holdings PLC (United Kingdom)	338,126	2,095,549
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	2,511,000	1,287,866
ING Groep NV (Netherlands)	163,577	1,992,559
International Bancshares Corp.	11,906	544,819
JPMorgan Chase & Co.	40,094	5,376,605
M&T Bank Corp.	83,683	12,139,056
Mitsubishi UFJ Financial Group, Inc. (Japan)	824,617	5,535,997

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
Royal Bank of Canada (Canada)	49,200	$4,625,672
Sberbank of Russia PJSC (Russia), ADR*^	62,600	6
Seacoast Banking Corp. of Florida(a)	18,245	569,062
Standard Chartered PLC (United Kingdom)	234,682	1,750,380
Synovus Financial Corp.	14,332	538,167
UniCredit SpA (Italy)	384,328	5,453,446
Webster Financial Corp.	10,394	492,052

		73,395,144

Beverages — 1.4%
Asahi Group Holdings Ltd. (Japan)	37,370	1,163,239
C&C Group PLC (Ireland)*	212,628	451,335
Coca-Cola Co. (The)	93,376	5,939,647
Coca-Cola HBC AG (Italy)*	46,061	1,088,827
PepsiCo, Inc.	75,874	13,707,397

		22,350,445

Biotechnology — 0.6%
Genmab A/S (Denmark)*	8,303	3,510,465
United Therapeutics Corp.*	8,284	2,303,697
Vertex Pharmaceuticals, Inc.*	9,642	2,784,417

		8,598,579

Building Products — 1.4%
American Woodmark Corp.*	8,977	438,616
AZEK Co., Inc. (The)*(a)	14,707	298,846
Builders FirstSource, Inc.*	40,808	2,647,623
Fortune Brands Innovations, Inc.	7,250	414,048
Johnson Controls International PLC	204,945	13,116,480
Lennox International, Inc.(a)	17,522	4,191,788
TOTO Ltd. (Japan)	18,650	632,598

		21,739,999

Capital Markets — 3.2%
Ares Management Corp. (Class A Stock)	175,380	12,003,007
Banca Generali SpA (Italy)	41,389	1,420,748
Brookfield Asset Management Ltd. (Canada) (Class A Stock)*	875	25,094
Charles Schwab Corp. (The)	239,608	19,949,762
CSC Financial Co. Ltd. (China) (Class H Stock), 144A	594,000	518,075
Houlihan Lokey, Inc.	3,069	267,494
London Stock Exchange Group PLC (United Kingdom)	34,780	2,988,339
Moody’s Corp.(a)	6,336	1,765,336
Morgan Stanley	83,710	7,117,025
UBS Group AG (Switzerland)	162,113	3,013,069

		49,067,949

Chemicals — 2.9%
Axalta Coating Systems Ltd.*	21,405	545,185
Ecolab, Inc.	76,702	11,164,743
Element Solutions, Inc.	211,775	3,852,187
HB Fuller Co.	7,337	525,476
LG Chem Ltd. (South Korea)	4,400	2,101,129

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Chemicals (cont’d.)
Linde PLC (United Kingdom)(a)	40,243	$13,126,462
Mativ Holdings, Inc.(a)	31,543	659,249
Nutrien Ltd. (Canada)	17,691	1,291,548
Orion Engineered Carbons SA (Germany)(a)	21,473	382,434
PPG Industries, Inc.(a)	54,903	6,903,503
Sherwin-Williams Co. (The)	17,301	4,106,046

		44,657,962

Commercial Services & Supplies — 1.5%
ACCO Brands Corp.	64,884	362,702
Brady Corp. (Class A Stock)	3,200	150,720
BrightView Holdings, Inc.*	45,220	311,566
Cintas Corp.	12,475	5,633,959
Clean Harbors, Inc.*	45,196	5,157,767
Copart, Inc.*	107,803	6,564,125
Rentokil Initial PLC (United Kingdom)	178,576	1,097,129
UniFirst Corp.	3,586	692,062
Waste Connections, Inc.	28,342	3,757,016

		23,727,046

Communications Equipment — 0.9%
Cisco Systems, Inc.	193,806	9,232,918
Motorola Solutions, Inc.	15,484	3,990,381

		13,223,299

Construction & Engineering — 0.2%
Vinci SA (France)	23,591	2,351,717
Yokogawa Bridge Holdings Corp. (Japan)	45,800	650,824

		3,002,541

Construction Materials — 0.1%
CRH PLC (Ireland)	44,805	1,783,004

Consumer Finance — 1.1%
American Express Co.	81,082	11,979,866
Credit Acceptance Corp.*(a)	11,318	5,369,259

		17,349,125

Containers & Packaging — 0.6%
Ball Corp.(a)	53,734	2,747,957
Huhtamaki OYJ (Finland)	43,222	1,480,655
Sealed Air Corp.	16,286	812,346
TriMas Corp.	31,891	884,656
Vidrala SA (Spain)	34,425	2,958,289

		8,883,903

Distributors — 0.3%
LKQ Corp.	61,503	3,284,875
PALTAC Corp. (Japan)	25,500	893,111

		4,177,986

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc. (Class B Stock)*	17,698	5,466,912
Equitable Holdings, Inc.	170,304	4,887,725

		10,354,637

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services — 0.3%
Cellnex Telecom SA (Spain), 144A	35,926	$1,191,710
Hellenic Telecommunications Organization SA (Greece)	113,101	1,766,538
Koninklijke KPN NV (Netherlands)	452,776	1,401,458
United Internet AG (Germany)	54,149	1,091,893

		5,451,599

Electric Utilities — 1.3%
Duke Energy Corp.	21,045	2,167,424
Edison International	29,944	1,905,037
EDP - Energias de Portugal SA (Portugal)	186,896	931,641
Exelon Corp.	220,051	9,512,805
Iberdrola SA (Spain)	391,973	4,575,698
Portland General Electric Co.(a)	9,309	456,141

		19,548,746

Electrical Equipment — 0.2%
Schneider Electric SE	18,970	2,664,045
Thermon Group Holdings, Inc.*	21,695	435,636

		3,099,681

Electronic Equipment, Instruments & Components — 0.6%
Belden, Inc.	9,332	670,971
Corning, Inc.	202,374	6,463,825
CTS Corp.(a)	13,704	540,212
ePlus, Inc.*	10,416	461,220
Landis+Gyr Group AG (Switzerland)*	17,397	1,229,627
National Instruments Corp.	14,750	544,275

		9,910,130

Energy Equipment & Services — 0.2%
Schlumberger Ltd.	51,699	2,763,829
Tenaris SA, ADR	32,034	1,126,315

		3,890,144

Equity Real Estate Investment Trusts (REITs) — 1.7%
Alexander & Baldwin, Inc.	24,501	458,904
American Tower Corp.	41,172	8,722,700
Brixmor Property Group, Inc.	149,574	3,390,843
Centerspace(a)	8,523	500,044
Gaming & Leisure Properties, Inc.	130,760	6,811,288
Kimco Realty Corp.	18,953	401,425
LXP Industrial Trust	36,112	361,842
Pebblebrook Hotel Trust(a)	39,283	525,999
Phillips Edison & Co., Inc.(a)	17,887	569,522
PotlatchDeltic Corp.(a)	12,135	533,819
Public Storage	7,791	2,182,960
RPT Realty(a)	68,266	685,391
UNITE Group PLC (The) (United Kingdom)	60,460	663,288

		25,808,025

Food & Staples Retailing — 0.5%
MatsukiyoCocokara & Co. (Japan)	38,250	1,922,592
Performance Food Group Co.*	83,401	4,869,784
United Natural Foods, Inc.*	13,986	541,398

		7,333,774

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Food Products — 0.7%
Cranswick PLC (United Kingdom)	87,642	$3,249,569
Kellogg Co.	31,526	2,245,912
Nestle SA	13,838	1,598,420
Nomad Foods Ltd. (United Kingdom)*	179,520	3,094,925
Post Holdings, Inc.*(a)	4,659	420,521

		10,609,347

Gas Utilities — 0.5%
ENN Energy Holdings Ltd. (China)	293,200	4,095,432
New Jersey Resources Corp.	9,732	482,902
Spire, Inc.(a)	4,552	313,451
UGI Corp.	64,073	2,375,186

		7,266,971

Health Care Equipment & Supplies — 2.4%
Baxter International, Inc.	111,959	5,706,550
Dexcom, Inc.*(a)	20,259	2,294,129
Haemonetics Corp.*	6,795	534,427
ICU Medical, Inc.*(a)	23,517	3,703,457
Insulet Corp.*(a)	8,779	2,584,450
Integra LifeSciences Holdings Corp.*	8,996	504,406
Koninklijke Philips NV (Netherlands)	36,785	553,512
Medtronic PLC	94,700	7,360,084
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	818,800	1,337,895
Stryker Corp.	50,838	12,429,382

		37,008,292

Health Care Providers & Services — 2.8%
Chemed Corp.	7,590	3,874,164
Elevance Health, Inc.	9,385	4,814,224
HCA Healthcare, Inc.	22,644	5,433,654
Humana, Inc.	10,174	5,211,021
McKesson Corp.	7,862	2,949,193
Owens & Minor, Inc.*	19,228	375,523
UnitedHealth Group, Inc.	39,190	20,777,754

		43,435,533

Hotels, Restaurants & Leisure — 2.0%
Airbnb, Inc. (Class A Stock)*	17,658	1,509,759
Aramark	24,213	1,000,965
Choice Hotels International, Inc.	38,493	4,335,852
Compass Group PLC (United Kingdom)	134,311	3,101,514
Kangwon Land, Inc. (South Korea)*	61,037	1,123,159
McDonald’s Corp.	42,736	11,262,218
Melco Resorts & Entertainment Ltd. (Hong Kong), ADR*(a)	159,460	1,833,790
Sands China Ltd. (Macau)*	1,454,722	4,771,820
Trip.com Group Ltd. (China)*	42,800	1,476,155
Wyndham Hotels & Resorts, Inc.(a)	5,917	421,941

		30,837,173

Household Durables — 0.7%
Century Communities, Inc.	11,701	585,167
Midea Group Co. Ltd. (China) (Class A Stock)	67,900	506,163

	Shares	Value
COMMON STOCKS (continued)
Household Durables (cont’d.)
NVR, Inc.*	1,791	$8,261,131
Sonos, Inc.*(a)	17,050	288,145
Tri Pointe Homes, Inc.*	32,381	601,963

		10,242,569

Household Products — 1.7%
Colgate-Palmolive Co.	164,899	12,992,392
Procter & Gamble Co. (The)	81,285	12,319,555
Spectrum Brands Holdings, Inc.	8,033	489,370

		25,801,317

Industrial Conglomerates — 1.2%
Honeywell International, Inc.	71,990	15,427,457
Siemens AG (Germany)	23,477	3,236,336

		18,663,793

Insurance — 7.6%
Aegon NV (Netherlands)	276,209	1,399,462
AIA Group Ltd. (Hong Kong)	797,579	8,807,977
Arch Capital Group Ltd.*	62,944	3,951,624
Arthur J. Gallagher & Co.	41,626	7,848,166
Assured Guaranty Ltd.(a)	9,133	568,621
AXA SA (France)	157,467	4,386,328
Chubb Ltd.	83,663	18,456,058
Dai-ichi Life Holdings, Inc. (Japan)	55,100	1,244,344
Direct Line Insurance Group PLC (United Kingdom)	294,396	784,677
Enstar Group Ltd.*	12,180	2,814,067
Globe Life, Inc.	41,885	5,049,237
Intact Financial Corp. (Canada)	72,080	10,376,006
Kemper Corp.	15,613	768,160
Manulife Financial Corp. (Canada)	79,192	1,412,472
Markel Corp.*	5,907	7,782,413
Marsh & McLennan Cos., Inc.	78,939	13,062,826
MetLife, Inc.	94,286	6,823,478
Old Mutual Ltd. (South Africa)	1,267,928	770,829
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	260,000	1,708,134
ProAssurance Corp.	32,104	560,857
Progressive Corp. (The)	44,036	5,711,909
Reinsurance Group of America, Inc.	5,741	815,739
SiriusPoint Ltd. (Bermuda)*	55,626	328,193
T&D Holdings, Inc. (Japan)	511,300	7,319,129
Talanx AG (Germany)	46,513	2,192,707
Tokio Marine Holdings, Inc. (Japan)	108,117	2,309,638
White Mountains Insurance Group Ltd.(a)	435	615,233

		117,868,284

Interactive Media & Services — 1.4%
Alphabet, Inc. (Class A Stock)*	99,417	8,771,562
Alphabet, Inc. (Class C Stock)*	43,842	3,890,101
Meta Platforms, Inc. (Class A Stock)*	17,421	2,096,443
Shutterstock, Inc.(a)	11,131	586,826
Tencent Holdings Ltd. (China)	54,100	2,293,860
Z Holdings Corp. (Japan)	272,600	680,823
Ziff Davis, Inc.*(a)	7,556	597,679

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services (cont’d.)
ZoomInfo Technologies, Inc.*(a)	78,400	$2,360,624

		21,277,918

Internet & Direct Marketing Retail — 0.7%
Alibaba Group Holding Ltd. (China)*	129,517	1,421,179
Amazon.com, Inc.*	88,070	7,397,880
Etsy, Inc.*(a)	8,729	1,045,560
Meituan (China) (Class B Stock), 144A*	52,000	1,152,103

		11,016,722

IT Services — 4.0%
Accenture PLC (Class A Stock)	44,412	11,850,898
Capgemini SE (France)	19,534	3,265,620
Concentrix Corp.	5,166	687,905
Edenred (France)	117,510	6,395,529
Fidelity National Information Services, Inc.	30,593	2,075,735
FleetCor Technologies, Inc.*	11,833	2,173,485
Gartner, Inc.*	13,671	4,595,370
GoDaddy, Inc. (Class A Stock)*	109,478	8,191,144
Mastercard, Inc. (Class A Stock)	15,767	5,482,659
Perficient, Inc.*	4,558	318,285
Visa, Inc. (Class A Stock)(a)	76,086	15,807,627
WNS Holdings Ltd. (India), ADR*	8,398	671,756

		61,516,013

Life Sciences Tools & Services — 1.2%
Danaher Corp.	58,937	15,643,059
ICON PLC*	12,341	2,397,239
Syneos Health, Inc.*	10,921	400,582

		18,440,880

Machinery — 2.1%
CNH Industrial NV (United Kingdom)	295,081	4,733,690
Fortive Corp.	100,623	6,465,028
Graco, Inc.	33,942	2,282,939
IDEX Corp.(a)	26,382	6,023,802
John Bean Technologies Corp.	4,689	428,246
Luxfer Holdings PLC (United Kingdom)	27,577	378,357
Makita Corp. (Japan)	53,200	1,239,305
Nabtesco Corp. (Japan)	43,500	1,103,350
PACCAR, Inc.	56,709	5,612,490
Sandvik AB (Sweden)	108,874	1,967,526
Sany Heavy Industry Co. Ltd. (China) (Class A Stock)	254,500	578,775
Techtronic Industries Co. Ltd. (Hong Kong)	140,000	1,554,958

		32,368,466

Marine — 0.3%
Irish Continental Group PLC (Ireland), UTS(a)	1,088,298	4,952,226

Media — 0.9%
Cable One, Inc.	4,408	3,137,879
Comcast Corp. (Class A Stock)	147,130	5,145,136
Publicis Groupe SA (France)	61,193	3,909,151
WideOpenWest, Inc.*(a)	29,131	265,383

	Shares	Value
COMMON STOCKS (continued)
Media (cont’d.)
WPP PLC (United Kingdom)	170,601	$1,685,536

		14,143,085

Metals & Mining — 0.8%
Anglo American PLC (South Africa)	102,216	4,002,767
Glencore PLC (Australia)	617,313	4,116,642
Rio Tinto PLC (Australia)	70,567	4,966,791

		13,086,200

Multiline Retail — 0.1%
B&M European Value Retail SA (United Kingdom)	234,986	1,166,424

Multi-Utilities — 0.7%
Engie SA (France)	146,836	2,100,649
National Grid PLC (United Kingdom)	213,124	2,553,088
Sempra Energy	44,811	6,925,092

		11,578,829

Oil, Gas & Consumable Fuels — 2.6%
Canadian Natural Resources Ltd. (Canada)	49,031	2,722,777
Chord Energy Corp.	4,195	573,918
ConocoPhillips	86,984	10,264,112
Coterra Energy, Inc.(a)	359,789	8,840,016
Diamondback Energy, Inc.	15,651	2,140,744
Enbridge, Inc. (Canada)	108,434	4,238,055
Galp Energia SGPS SA (Portugal)	85,154	1,148,782
Sitio Royalties Corp. (Class A Stock)	21,448	618,766
TC Energy Corp. (Canada)(a)	58,311	2,324,688
TotalEnergies SE (France)(a)	117,309	7,363,862

		40,235,720

Paper & Forest Products — 0.1%
Mondi PLC (Austria)	83,785	1,416,880

Personal Products — 0.9%
Haleon PLC*	484,261	1,916,035
Unilever PLC (United Kingdom)	48,210	2,434,019
Unilever PLC (United Kingdom), ADR(a)	177,277	8,925,897

		13,275,951

Pharmaceuticals — 5.2%
Almirall SA (Spain)	99,746	964,474
Astellas Pharma, Inc. (Japan)	55,500	843,913
AstraZeneca PLC (United Kingdom)	84,644	11,453,974
Chugai Pharmaceutical Co. Ltd. (Japan)	65,300	1,665,592
Eisai Co. Ltd. (Japan)	21,080	1,390,270
Eli Lilly & Co.	31,038	11,354,942
Johnson & Johnson	74,496	13,159,719
Merck & Co., Inc.	119,981	13,311,892
Novartis AG (Switzerland)	116,177	10,513,723
Pfizer, Inc.	241,238	12,361,035
UCB SA (Belgium)	42,604	3,356,920

		80,376,454

Professional Services — 1.1%
Bureau Veritas SA (France)	252,527	6,655,096

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Professional Services (cont’d.)
Huron Consulting Group, Inc.*	9,297	$674,962
ICF International, Inc.	4,716	467,120
Science Applications International Corp.	50,165	5,564,804
Sterling Check Corp.*(a)	27,038	418,278
Wolters Kluwer NV (Netherlands)	26,482	2,770,952

		16,551,212

Real Estate Management & Development — 0.3%
CK Asset Holdings Ltd. (Hong Kong)	283,000	1,735,689
Mitsubishi Estate Co. Ltd. (Japan)	67,900	879,548
Nexity SA (France)	27,238	760,814
Tricon Residential, Inc. (Canada)	171,121	1,319,426

		4,695,477

Road & Rail — 1.5%
Canadian National Railway Co. (Canada)	67,886	8,064,095
Uber Technologies, Inc.*	119,734	2,961,022
U-Haul Holding Co.	64,864	3,566,223
Union Pacific Corp.	38,564	7,985,447

		22,576,787

Semiconductors & Semiconductor Equipment — 1.3%
ASE Technology Holding Co. Ltd. (Taiwan)	305,000	926,706
Globalwafers Co. Ltd. (Taiwan)	80,400	1,114,075
NXP Semiconductors NV (China)	55,729	8,806,854
Onto Innovation, Inc.*	2,327	158,445
QUALCOMM, Inc.	54,835	6,028,560
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	115,025	1,670,561
Texas Instruments, Inc.	13,289	2,195,609

		20,900,810

Software — 3.5%
ACI Worldwide, Inc.*(a)	28,900	664,700
Autodesk, Inc.*	9,933	1,856,180
Black Knight, Inc.*	109,546	6,764,465
Constellation Software, Inc. (Canada)	8,753	13,665,799
Microsoft Corp.	122,516	29,381,787
Progress Software Corp.	16,051	809,773
Topicus.com, Inc. (Netherlands)*	8,832	463,713

		53,606,417

Specialty Retail — 3.1%
CarMax, Inc.*(a)	40,069	2,439,801
China Tourism Group Duty Free Corp. Ltd. (China) (Class H Stock), 144A*	24,200	709,283
Five Below, Inc.*	3,517	622,052
Home Depot, Inc. (The)	29,041	9,172,890
Industria de Diseno Textil SA (Spain)	95,895	2,547,072
Monro, Inc.(a)	14,774	667,785
Ross Stores, Inc.	25,217	2,926,937
TJX Cos., Inc. (The)	340,296	27,087,562
Ulta Beauty, Inc.*	5,021	2,355,201

		48,528,583

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals — 1.2%
Apple, Inc.	117,717	$15,294,970
Samsung Electronics Co. Ltd. (South Korea)	61,546	2,701,453

		17,996,423

Textiles, Apparel & Luxury Goods — 1.5%
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	23,016	2,984,254
Deckers Outdoor Corp.*	1,608	641,849
Kontoor Brands, Inc.(a)	18,333	733,137
Lululemon Athletica, Inc.*	7,445	2,385,229
NIKE, Inc. (Class B Stock)	141,217	16,523,801

		23,268,270

Thrifts & Mortgage Finance — 0.0%
NMI Holdings, Inc. (Class A Stock)*	25,644	535,960

Tobacco — 0.9%
British American Tobacco PLC (United Kingdom)	74,399	2,943,087
Philip Morris International, Inc.	104,411	10,567,437

		13,510,524

Trading Companies & Distributors — 1.2%
AerCap Holdings NV (Ireland)*(a)	100,658	5,870,375
Air Lease Corp.	17,344	666,356
Brenntag SE (Germany)	110,566	7,051,333
Fastenal Co.(a)	45,854	2,169,811
GATX Corp.(a)	5,814	618,261
Triton International Ltd. (Bermuda)	38,020	2,615,016

		18,991,152

Wireless Telecommunication Services — 0.7%
Bharti Airtel Ltd. (India)	275,668	2,680,903
KDDI Corp. (Japan)	54,344	1,648,085
SoftBank Corp. (Japan)	166,800	1,887,121
T-Mobile US, Inc.*	34,284	4,799,760

		11,015,869

TOTAL COMMON STOCKS (cost $1,241,031,074)		1,313,307,440

EXCHANGE-TRADED FUND — 0.1%
iShares MSCI ACWI ETF*(a)	24,304	2,062,923

(cost $2,130,148)
PREFERRED STOCK — 0.2%
Banks
Banco Bradesco SA (Brazil) (PRFC)	740,400	2,111,982

(cost $2,626,167)

TOTAL LONG-TERM INVESTMENTS (cost $1,245,787,389)		1,317,482,345

SHORT-TERM INVESTMENTS — 20.5%
AFFILIATED MUTUAL FUND — 6.5%
PGIM Institutional Money Market Fund (cost $100,256,130; includes $99,882,295 of cash collateral for securities on loan)(b)(we)	100,328,195	100,278,031

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Shares		Value

UNAFFILIATED FUND — 12.8%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Shares)	197,679,066	$197,679,066

(cost $197,679,066)
OPTIONS PURCHASED*~ — 1.2% (cost $21,787,403)		17,877,473

TOTAL SHORT-TERM INVESTMENTS (cost $319,722,599)		315,834,570

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—105.9% (cost $1,565,509,988)		1,633,316,915

OPTIONS WRITTEN*~ — (0.3)% (premiums received $8,259,625)		(3,555,520)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—105.6% (cost $1,557,250,363)		1,629,761,395
Liabilities in excess of other assets(z) — (5.6)%		(87,152,417)

NET ASSETS — 100.0%		$1,542,608,978

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $6 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $96,892,857; cash collateral of $99,882,295 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(we)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Put	01/31/23	$3,775.00	572	57	$4,409,548
S&P 500 Index	Put	02/28/23	$3,600.00	301	30	1,589,280
S&P 500 Index	Put	03/17/23	$3,650.00	810	81	6,423,300
S&P 500 Index	Put	04/21/23	$3,750.00	395	40	5,455,345

Total Options Purchased (cost $ 21,787,403)						$17,877,473

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Put	03/17/23	$3,300.00	810	81	$(1,684,800)
S&P 500 Index	Put	04/21/23	$3,350.00	395	40	(1,870,720)

Total Options Written (premiums received $ 8,259,625)						$(3,555,520)

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
121	NASDAQ 100 E-Mini Index	Mar. 2023	$26,673,845	$(1,784,755)
216	TOPIX Index	Mar. 2023	31,131,058	(28,765)

				(1,813,520)

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
172	FTSE 100 Index	Mar. 2023	$15,524,756	$(27,307)
342	Mini MSCI Emerging Markets Index	Mar. 2023	16,405,740	177,266
45	S&P 500 E-Mini Index	Mar. 2023	8,687,250	242,329
173	S&P/TSX 60 Index	Mar. 2023	29,895,524	1,026,700

				1,418,988

				$(394,532)

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Japanese Yen,
Expiring 03/15/23	BNP	JPY	7,940,800	$58,833,937	$61,125,583	$2,291,646	$—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 03/15/23	SSB	GBP	20,793	$25,461,923	$25,184,811	$277,112	$—
Canadian Dollar,
Expiring 03/15/23	MSI	CAD	52,900	38,839,191	39,092,724	—	(253,533)
Euro,
Expiring 03/15/23	BMO	EUR	16,568	17,565,935	17,827,397	—	(261,462)

				$81,867,049	$82,104,932	277,112	(514,995)

						$2,568,758	$(514,995)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

GS	$6,278,932	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$31,224,869	$14,082,732	$—
Air Freight & Logistics	5,963,034	—	—
Airlines	1,352,184	—	—
Auto Components	755,161	962,886	—
Automobiles	—	2,850,325	—
Banks	38,223,676	35,171,462	6
Beverages	19,647,044	2,703,401	—
Biotechnology	5,088,114	3,510,465	—
Building Products	21,107,401	632,598	—
Capital Markets	41,127,718	7,940,231	—
Chemicals	42,556,833	2,101,129	—
Commercial Services & Supplies	22,629,917	1,097,129	—
Communications Equipment	13,223,299	—	—
Construction & Engineering	—	3,002,541	—
Construction Materials	—	1,783,004	—
Consumer Finance	17,349,125	—	—
Containers & Packaging	4,444,959	4,438,944	—
Distributors	3,284,875	893,111	—
Diversified Financial Services	10,354,637	—	—
Diversified Telecommunication Services	—	5,451,599	—
Electric Utilities	14,041,407	5,507,339	—
Electrical Equipment	435,636	2,664,045	—
Electronic Equipment, Instruments & Components	8,680,503	1,229,627	—
Energy Equipment & Services	3,890,144	—	—
Equity Real Estate Investment Trusts (REITs)	25,144,737	663,288	—
Food & Staples Retailing	5,411,182	1,922,592	—
Food Products	5,761,358	4,847,989	—
Gas Utilities	3,171,539	4,095,432	—
Health Care Equipment & Supplies	35,116,885	1,891,407	—
Health Care Providers & Services	43,435,533	—	—
Hotels, Restaurants & Leisure	20,364,525	10,472,648	—
Household Durables	9,736,406	506,163	—
Household Products	25,801,317	—	—
Industrial Conglomerates	15,427,457	3,236,336	—
Insurance	86,945,059	30,923,225	—
Interactive Media & Services	18,303,235	2,974,683	—
Internet & Direct Marketing Retail	8,443,440	2,573,282	—
IT Services	51,854,864	9,661,149	—
Life Sciences Tools & Services	18,440,880	—	—
Machinery	21,190,862	11,177,604	—
Marine	—	4,952,226	—
Media	8,548,398	5,594,687	—
Metals & Mining	—	13,086,200	—
Multiline Retail	—	1,166,424	—
Multi-Utilities	6,925,092	4,653,737	—
Oil, Gas & Consumable Fuels	31,723,076	8,512,644	—
Paper & Forest Products	—	1,416,880	—
Personal Products	8,925,897	4,350,054	—
Pharmaceuticals	50,187,588	30,188,866	—
Professional Services	7,125,164	9,426,048	—
Real Estate Management & Development	1,319,426	3,376,051	—
Road & Rail	22,576,787	—	—
Semiconductors & Semiconductor Equipment	17,189,468	3,711,342	—
Software	53,606,417	—	—
Specialty Retail	45,272,228	3,256,355	—
Technology Hardware, Storage & Peripherals	15,294,970	2,701,453	—
Textiles, Apparel & Luxury Goods	20,284,016	2,984,254	—

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Thrifts & Mortgage Finance	$535,960	$—	$—
Tobacco	10,567,437	2,943,087	—
Trading Companies & Distributors	11,939,819	7,051,333	—
Wireless Telecommunication Services	4,799,760	6,216,109	—
Exchange-Traded Fund	2,062,923	—	—
Preferred Stock
Banks	—	2,111,982	—
Short-Term Investments
Affiliated Mutual Fund	100,278,031	—	—
Unaffiliated Fund	197,679,066	—	—
Options Purchased	17,877,473	—	—

Total	$1,334,648,811	$298,668,098	$6

Liabilities
Options Written	$(3,555,520)	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$1,446,295	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	2,568,758	—

Total	$1,446,295	$2,568,758	$—

Liabilities
Futures Contracts	$(1,840,827)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(514,995)	—

Total	$(1,840,827)	$(514,995)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Unaffiliated Fund	12.8%
Insurance	7.6
Affiliated Mutual Fund (6.5% represents investments purchased with collateral from securities on loan)	6.5
Pharmaceuticals	5.2
Banks	5.0
IT Services	4.0
Software	3.5
Capital Markets	3.2
Specialty Retail	3.1
Aerospace & Defense	2.9
Chemicals	2.9
Health Care Providers & Services	2.8
Oil, Gas & Consumable Fuels	2.6
Health Care Equipment & Supplies	2.4
Machinery	2.1
Hotels, Restaurants & Leisure	2.0
Equity Real Estate Investment Trusts (REITs)	1.7
Household Products	1.7

Commercial Services & Supplies	1.5%
Textiles, Apparel & Luxury Goods	1.5
Road & Rail	1.5
Beverages	1.4
Building Products	1.4
Interactive Media & Services	1.4
Semiconductors & Semiconductor Equipment	1.3
Electric Utilities	1.3
Trading Companies & Distributors	1.2
Industrial Conglomerates	1.2
Life Sciences Tools & Services	1.2
Technology Hardware, Storage & Peripherals	1.2
Options Purchased	1.2
Consumer Finance	1.1
Professional Services	1.1
Media	0.9
Tobacco	0.9
Personal Products	0.9
Communications Equipment	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Metals & Mining	0.8%
Multi-Utilities	0.7
Internet & Direct Marketing Retail	0.7
Wireless Telecommunication Services	0.7
Food Products	0.7
Diversified Financial Services	0.7
Household Durables	0.7
Electronic Equipment, Instruments & Components	0.6
Containers & Packaging	0.6
Biotechnology	0.6
Food & Staples Retailing	0.5
Gas Utilities	0.5
Air Freight & Logistics	0.4
Diversified Telecommunication Services	0.3
Marine	0.3
Real Estate Management & Development	0.3
Distributors	0.3
Energy Equipment & Services	0.2

Electrical Equipment	0.2%
Construction & Engineering	0.2
Automobiles	0.2
Exchange-Traded Fund	0.1
Construction Materials	0.1
Auto Components	0.1
Paper & Forest Products	0.1
Airlines	0.1
Multiline Retail	0.1
Thrifts & Mortgage Finance	0.0 *

105.9
Options Written	(0.3)
Liabilities in excess of other assets	(5.6)

100.0%

*   Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and foreign exchange contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$1,446,295	*	Due from/to broker-variation margin futures	$1,840,827	*
Equity contracts	Unaffiliated investments	17,877,473		Options written outstanding, at value	3,555,520
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,568,758		Unrealized depreciation on OTC forward foreign currency exchange contracts	514,995

		$21,892,526			$5,911,342

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts
Equity contracts	$(22,009,519)	$19,205,509	$10,006,711	$—
Foreign exchange contracts	—	—	—	(9,767,392)

Total	$(22,009,519)	$19,205,509	$10,006,711	$(9,767,392)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts
Equity contracts	$18,096,975	$(8,527,969)	$2,364,702	$—
Foreign exchange contracts	—	—	—	2,912,442

Total	$18,096,975	$(8,527,969)	$2,364,702	$2,912,442

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$39,632,091
Options Written (2)	222,180
Futures Contracts - Long Positions (2)	37,578,159
Futures Contracts - Short Positions (2)	76,290,659
Forward Foreign Currency Exchange Contracts - Purchased (3)	63,055,978
Forward Foreign Currency Exchange Contracts - Sold (3)	49,382,497

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:
Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$96,892,857	$(96,892,857)	$—

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BMO	$—	$(261,462)	$(261,462)	$—	$(261,462)
BNP	2,291,646	—	2,291,646	—	2,291,646
MSI	—	(253,533)	(253,533)	—	(253,533)
SSB	277,112	—	277,112	—	277,112

	$2,568,758	$(514,995)	$2,053,763	$—	$2,053,763

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $96,892,857:
Unaffiliated investments (cost $1,465,253,858)	$1,533,038,884
Affiliated investments (cost $100,256,130)	100,278,031
Foreign currency, at value (cost $938,470)	941,871
Deposit with broker for centrally cleared/exchange-traded derivatives	6,278,932
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,568,758
Dividends receivable	2,237,138
Tax reclaim receivable	1,954,229
Receivable for investments sold	876,108
Due from broker-variation margin futures	628,643
Receivable for Portfolio shares sold	5,796
Receivable from affiliate	2,539
Prepaid expenses and other assets	232,583

Total Assets	1,649,043,512

LIABILITIES
Payable to broker for collateral for securities on loan	99,882,295
Options written outstanding, at value (premiums received $8,259,625)	3,555,520
Payable to affiliate	912,560
Management fee payable	539,700
Unrealized depreciation on OTC forward foreign currency exchange contracts	514,995
Accrued expenses and other liabilities	459,059
Payable for Portfolio shares purchased	245,369
Foreign capital gains tax liability accrued	159,058
Payable for investments purchased	111,349
Distribution fee payable	52,912
Trustees’ fees payable	1,180
Affiliated transfer agent fee payable	537

Total Liabilities	106,434,534

NET ASSETS	$1,542,608,978

Net assets were comprised of:
Partners’ Equity	$1,542,608,978

Net asset value and redemption price per share, $1,542,608,978 / 80,279,813 outstanding shares of beneficial interest	$19.22

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,075,255 foreign withholding tax, of which $74,128 is reimbursable by an affiliate)	$32,320,716
Income from securities lending, net (including affiliated income of $162,727)	193,458

Total income	32,514,174

EXPENSES
Management fee	13,792,827
Distribution fee	4,248,544
Custodian and accounting fees	190,614
Legal fees and expenses	41,340
Trustees’ fees	35,110
Audit fee	28,300
Shareholders’ reports	9,731
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Miscellaneous	102,613

Total expenses	18,457,005
Less: Fee waiver and/or expense reimbursement	(1,161,207)

Net expenses	17,295,798

NET INVESTMENT INCOME (LOSS)	15,218,376

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $23,271) (net of foreign capital gains taxes $(51,068))	111,123,448
Futures transactions	10,006,711
Forward currency contract transactions	(9,767,392)
Options written transactions	19,205,509
Foreign currency transactions	32,621

130,600,897

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $23,785) (net of change in foreign capital gains taxes $(146,085))	(315,517,638)
Futures	2,364,702
Forward currency contracts	2,912,442
Options written	(8,527,969)
Foreign currencies	(51,757)

(318,820,220)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(188,219,323)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(173,000,947)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$15,218,376	$10,656,270
Net realized gain (loss) on investment and foreign currency transactions	130,600,897	136,070,484
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(318,820,220)	86,631,065

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(173,000,947)	233,357,819

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [14,359,347 and 754,660 shares, respectively]	271,066,530	15,000,629
Portfolio shares purchased [31,950,123 and 11,966,980 shares, respectively]	(593,162,511)	(236,834,711)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(322,095,981)	(221,834,082)

TOTAL INCREASE (DECREASE)	(495,096,928)	11,523,737
NET ASSETS:
Beginning of year	2,037,705,906	2,026,182,169

End of year	$1,542,608,978	$2,037,705,906

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$20.82	$18.57	$17.42	$14.45		$15.21

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.10	0.11	0.16		0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.77)	2.15	1.04	2.81		(0.90)

Total from investment operations	(1.60)	2.25	1.15	2.97		(0.76)

Capital Contributions	—	—	—	—	(b)(c)(d)	—	(c)(d)

Net Asset Value, end of year	$19.22	$20.82	$18.57	$17.42		$14.45

Total Return(e)	(7.68)%	12.06%	6.66%	20.55	%(f)	(5.00	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,543	$2,038	$2,026	$2,127		$1,779
Average net assets (in millions)	$1,699	$2,050	$1,862	$2,031		$2,101
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.02%	1.02%	1.03%	1.03%		1.03%
Expenses before waivers and/or expense reimbursement	1.09%	1.08%	1.08%	1.09%		1.08%
Net investment income (loss)	0.90%	0.52%	0.67%	0.98%		0.92%
Portfolio turnover rate(h)	60%	47%	89%	58%		48%
(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A233

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2022 consisted of 60 separate portfolios. The information presented in these financial statements pertains only to the 24 portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act, except for AST Cohen & Steers Realty Portfolio, which is a non-diversified portfolio for purposes of the 1940 Act, and therefore, may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified portfolio.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios have the following investment objective(s):

Portfolio	Investment Objective(s)
AST American Funds Growth Allocation Portfolio (“American Funds Growth Allocation”)	Long-term growth of capital and secondarily to generate income.
AST BlackRock 60/40 Target Allocation ETF Portfolio (“BlackRock 60/40 Target Allocation ETF”)	Long-term capital appreciation.
AST BlackRock 80/20 Target Allocation ETF Portfolio (“BlackRock 80/20 Target Allocation ETF”)	Long-term capital appreciation.
AST ClearBridge Dividend Growth Portfolio (“ClearBridge Dividend Growth”)	Income, capital preservation, and capital appreciation.
AST Cohen & Steers Global Realty Portfolio (“Cohen & Steers Global Realty”)	Capital appreciation and income.
AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”)	Maximize total return through investment in real estate securities.
AST Emerging Markets Equity Portfolio (“Emerging Markets Equity”)	Long-term capital appreciation.
AST Franklin 85/15 Diversified Allocation Portfolio (“Franklin 85/15 Diversified Allocation ”)	High risk-adjusted returns compared to its blended index.
AST International Growth Portfolio (“International Growth”)	Long-term growth of capital.
AST International Value Portfolio (“International Value”)	Capital growth.

B1

Portfolio	Investment Objective(s)
AST J.P. Morgan International Equity Portfolio (“J.P. Morgan International Equity”)	Capital growth.
AST Large-Cap Core Portfolio (“Large-Cap Core”)	Long-term capital appreciation.
AST Large-Cap Growth Portfolio (“Large-Cap Growth”) formerly known as AST T. Rowe Price Large-Cap Growth Portfolio	Long-term growth of capital.
AST Large-Cap Value Portfolio (“Large-Cap Value”) formerly known as AST Hotchkis & Wiley Large-Cap Value Portfolio	Current income and long-term growth of income, as well as capital appreciation.
AST MFS Global Equity Portfolio (“MFS Global Equity”)	Capital growth.
AST Mid-Cap Growth Portfolio (“Mid-Cap Growth”)	Long-term growth of capital.
AST Mid-Cap Value Portfolio (“Mid-Cap Value”)	Capital growth.
AST Prudential Flexible Multi-Strategy Portfolio (“Prudential Flexible Multi-Strategy”)	Capital appreciation.
AST QMA International Core Equity Portfolio (“QMA International Core Equity”)	Long-term capital appreciation.
AST Small-Cap Growth Portfolio (“Small-Cap Growth”)	Long-term capital growth.
AST Small-Cap Value Portfolio (“Small-Cap Value”)	Long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.
AST T. Rowe Price Diversified Real Growth Portfolio (“T. Rowe Price Diversified Real Growth”)	Long-term capital appreciation and secondarily, income.
AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”)

Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.

B2

Portfolio	Investment Objective(s)
AST Wellington Management Hedged Equity Portfolio (“Wellington Management Hedged Equity”)

To outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.

2. Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has approved the Portfolios’ valuation policies and procedures for security valuation and designated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Portfolio investments. Pursuant to the Board’s oversight, the Investment Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued.

B3

Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly,

B4

holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount.

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This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into

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on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeit their eligibility to realize future gains (losses) with respect to the security.

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Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Master Limited Partnerships (MLPs): Certain Portfolios invested in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and

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administrative services. The Investment Manager has engaged the firms referenced in the below table as subadvisers for their respective Portfolios. Subadvisory fees are paid by the Investment Manager out of the management fee that it receives from the Portfolios.

Portfolio	Subadviser(s)
American Funds Growth Allocation	Capital International, Inc.
BlackRock 60/40 Target Allocation ETF	BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock 80/20 Target Allocation ETF	BlackRock
ClearBridge Dividend Growth	ClearBridge Investments, LLC (“ClearBridge”)
Cohen & Steers Global Realty	Cohen & Steers Capital Management, Inc. (“Cohen & Steers Capital”); Cohen & Steers Asia Limited; Cohen & Steers UK Limited.
Cohen & Steers Realty	Cohen & Steers Capital
Emerging Markets Equity	AQR Capital Management, LLC; J.P. Morgan Investment Management, Inc. (“J.P. Morgan”); Martin Currie, Inc.
Franklin 85/15 Diversified Allocation	ClearBridge; Franklin Advisers, Inc; Western Asset Management Company, LLC; Western Asset Management Company Limited
International Growth	Jennison Associates, LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.); Neuberger Berman Investment Advisers, LLC; William Blair Investment Management, LLC
International Value	Lazard Asset Management, LLC; LSV Asset Management
J.P. Morgan International Equity	J.P. Morgan
Large-Cap Core	J.P. Morgan; Massachusetts Financial Services Company (“MFS”); PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”, a wholly-owned subsidiary of PGIM, Inc.)
Large-Cap Growth	T. Rowe Price Associates, Inc. (“T. Rowe”); Effective June 11, 2022: ClearBridge; Jennison; MFS
Large-Cap Value	Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”); Effective February 12, 2022: MFS; T. Rowe; Wellington Management Company, LLP (“Wellington”)
MFS Global Equity	MFS
Mid-Cap Growth	MFS; Effective December 3, 2022 Delaware Investments Fund Advisers; TimesSquare Capital Management LLC; J.P. Morgan; Until December 2, 2022 Victory Capital Management, Inc. (“Victory Capital”)
Mid-Cap Value	MFS; Victory Capital; Wellington
Prudential Flexible Multi-Strategy	Jennison; PGIM Limited; PGIM Quantitative Solutions; PGIM Fixed Income, which is a business unit of PGIM, Inc.*
QMA International Core Equity	PGIM Quantitative Solutions
Small-Cap Growth	Emerald Mutual Fund Advisers Trust; UBS Asset Management (Americas), Inc.; Effective September 10, 2022 Driehaus Capital Management LLC; MFS; Victory Capital
Small-Cap Value	J.P. Morgan; Effective January 29, 2022: Boston Partners Global Investors, Inc; Goldman Sachs Asset Management, L.P.; Hotchkis & Wiley; Until February 18, 2022 LMCG Investments, LLC
T. Rowe Price Diversified Real Growth	T. Rowe; T. Rowe Price International Ltd; T. Rowe Price Japan, Inc.; T. Rowe Price Hong Kong Limited; T. Rowe Price Singapore Private Ltd.
T. Rowe Price Natural Resources	T. Rowe
Wellington Management Hedged Equity	Wellington

*

The asset allocation strategy for the Portfolio is determined by PGIM Quantitative Solutions LLC, as described in the Portfolio’s Prospectus. During the year ended December 31, 2022, Jennison and PGIM Fixed Income/PGIM Limited were not allocated assets to manage.

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

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The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Fees and/or expenses waived and/or reimbursed by the Investment Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Investment Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements

American Funds Growth Allocation	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.67%	0.34%

BlackRock 60/40 Target Allocation ETF	0.525% first $300 million; 0.515% on next $200 million; 0.505% on next $250 million; 0.495% on next $2.5 billion; 0.485% on next $2.75 billion; 0.455% on next $4 billion; 0.435% in excess of $10 billion	0.53%	0.26%

BlackRock 80/20 Target Allocation ETF	0.525% first $300 million; 0.515% on next $200 million; 0.505% on next $250 million; 0.495% on next $2.5 billion; 0.485% on next $2.75 billion; 0.455% on next $4 billion; 0.435% in excess of $10 billion	0.53%	0.27%

ClearBridge Dividend Growth	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.67%	0.64%

Cohen & Steers Global Realty	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.83%	0.57%

Cohen & Steers Realty	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.83%	0.82%

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Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements

Emerging Markets Equity	0.9325% first $300 million; 0.9225% on next $ 200 million; 0.9125% on next $ 250 million; 0.9025% on next $2.5 billion; 0.8925% on next $ 2.75 billion; 0.8625% on next $ 4 billion; 0.8425% in excess of $10 billion	0.93%	0.83%

Franklin 85/15 Diversified Allocation	0.7325% first $300 million; 0.7225% on next $ 200 million; 0.7125% on next $ 250 million; 0.7025% on next $2.5 billion; 0.6925% on next $ 2.75 billion; 0.6625% on next $ 4 billion; 0.6425% in excess of $10 billion	0.73%	0.65%

International Growth	0.8325% first $300 million; 0.8225% on next $ 200 million; 0.8125% on next $ 250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess of $10 billion	0.83%	0.74%

International Value	0.8325% first $300 million; 0.8225% on next $ 200 million; 0.8125% on next $ 250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess of $10 billion	0.83%	0.73%

J.P. Morgan International Equity	0.8325% first $75 million; 0.6825% on next $ 225 million; 0.6725% on next $ 200 million; 0.6625% on next $ 250 million; 0.6525% on next $2.5 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% in excess of $10 billion	0.71%	0.71%

Large-Cap Core	0.5825% first $300 million; 0.5725% on next $ 200 million; 0.5625% on next $ 250 million; 0.5525% on next $2.5 billion; 0.5425% on next $ 2.75 billion; 0.5125% on next $ 4 billion; 0.4925% in excess of $10 billion	0.58%	0.49%

Large-Cap Growth	0.7325% first $300 million; 0.7225% on next $ 200 million; 0.7125% on next $ 250 million; 0.7025% on next $ 250 million; 0.6525% on next $ 2.25 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% in excess of $10 billion	0.67%	0.61%

Large-Cap Value	0.5825% first $300 million; 0.5725% on next $ 200 million; 0.5625% on next $ 250 million; 0.5525% on next $2.5 billion; 0.5425% on next $ 2.75 billion; 0.5125% on next $ 4 billion; 0.4925% in excess of $10 billion	0.56%	0.54%

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Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements

MFS Global Equity	0.8325% first $300 million; 0.8225% on next $ 200 million; 0.8125% on next $ 250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess of $10 billion	0.83%	0.82%

Mid-Cap Growth	0.8325% first $300 million; 0.8225% on next $ 200 million; 0.8125% on next $ 250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess of $10 billion	0.82%	0.77%

Mid-Cap Value	0.7325% first $300 million; 0.7225% on next $ 200 million; 0.7125% on next $ 250 million; 0.7025% on next $ 250 million; 0.6525% on next $ 2.25 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% in excess of $10 billion	0.72%	0.68%

Prudential Flexible Multi-Strategy	0.7825% first $300 million; 0.7725% on next $ 200 million; 0.7625% on next $ 250 million; 0.7525% on next $2.5 billion; 0.7425% on next $ 2.75 billion; 0.7125% on next $ 4 billion; 0.6925% in excess of $10 billion	0.78%	0.57%

QMA International Core Equity	0.7325% first $300 million; 0.7225% on next $ 200 million; 0.7125% on next $ 250 million; 0.7025% on next $2.5 billion; 0.6925% on next $ 2.75 billion; 0.6625% on next $ 4 billion; 0.6425% in excess of $10 billion	0.73%	0.04%

Small-Cap Growth	0.7325% first $300 million; 0.7225% on next $ 200 million; 0.7125% on next $ 250 million; 0.7025% on next $2.5 billion; 0.6925% on next $ 2.75 billion; 0.6625% on next $ 4 billion; 0.6425% in excess of $10 billion	0.72%	0.70%

Small-Cap Value	0.7325% first $300 million; 0.7225% on next $ 200 million; 0.7125% on next $ 250 million; 0.7025% on next $2.5 billion; 0.6925% on next $ 2.75 billion; 0.6625% on next $ 4 billion; 0.6425% in excess of $10 billion	0.72%	0.70%

T. Rowe Price Diversified Real Growth	0.7325% first $300 million; 0.7225% on next $ 200 million; 0.7125% on next $ 250 million; 0.7025% on next $2.5 billion; 0.6925% on next $ 2.75 billion; 0.6625% on next $ 4 billion; 0.6425% in excess of $10 billion	0.73%	0.41%

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Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements

T. Rowe Price Natural Resources	0.7325% first $300 million; 0.7225% on next $ 200 million; 0.7125% on next $ 250 million; 0.7025% on next $2.5 billion; 0.6925% on next $ 2.75 billion; 0.6625% on next $ 4 billion; 0.6425% in excess of $10 billion	0.73%	0.67%

Wellington Management Hedged Equity	0.8325% first $300 million; 0.8225% on next $ 200 million; 0.8125% on next $ 250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess of $10 billion	0.81%	0.74%

Portfolio	Fee Waivers and/or Expense Limitations
American Funds Growth Allocation	contractually limit expenses to 0.92% through June 30, 2023(a)(b)
BlackRock 60/40 Target Allocation ETF	contractually limit expenses to 0.75% through June 30, 2023(a)(b)
BlackRock 80/20 Target Allocation ETF	contractually limit expenses to 0.75% through June 30, 2023(a)(b)
ClearBridge Dividend Growth	contractually waive 0.012% through June 30, 2023; contractually limit expenses to 0.91% through June 30, 2023
Cohen & Steers Global Realty	contractually waive 0.051% through June 30, 2023; contractually limit expenses to 1.09% through June 30, 2023
Cohen & Steers Realty	contractually limit expenses to 1.10% through June 30, 2023
Emerging Markets Equity	contractually limit expenses to 1.28% through June 30, 2023
Franklin 85/15 Diversified Allocation	contractually waive 0.018% through June 30, 2023; contractually limit expenses to 1.07% through June 30, 2023(c)
International Growth	contractually waive 0.02% through June 30, 2023; contractually limit expenses to 1.06% through June 30, 2023
International Value	contractually limit expenses to 1.08% through June 30, 2023
Large-Cap Core	contractually waive 0.015% through June 30, 2023; contractually limit expenses to 0.80% through June 30, 2023
Large-Cap Growth	contractually waive 0.0473% through June 30, 2023; contractually limit expenses to 0.88% through June 10, 2022; effective June 11, 2022, contractually limit expenses to 0.87% through June 30, 2023

B13

Portfolio	Fee Waivers and/or Expense Limitations
Large-Cap Value

contractually waive 0.009%

through June 30, 2023;

contractually limit expenses to 0.81%

through February 11, 2022;

effective February 12, 2022,

contractually limit expenses to 0.80%

through June 30, 2023

MFS Global Equity	contractually waive 0.0067% through June 30, 2023
Mid-Cap Growth	contractually waive 0.0047% through June 30, 2023; contractually limit expenses to 1.05% through June 30, 2023
Mid-Cap Value

contractually waive 0.0051%

through June 30, 2023;

effective February 12, 2022,

contractually waive additional

0.0034% through June 30, 2023;

contractually limit expenses to 0.97%

through June 30, 2023

Prudential Flexible Multi-Strategy	contractually limit expenses to 1.15% through June 30, 2023(b)(d)
QMA International Core Equity	contractually limit expenses to 0.99% through June 30, 2023
Small-Cap Growth

contractually waive 0.004%

through June 30, 2023;

contractually limit expenses to 0.99%

through September 9, 2022

effective September 10, 2022,

contractually limit expenses to 0.98%

through June 30, 2023

Small-Cap Value	contractually limit expenses to 0.99% through June 10, 2022; effective June 11, 2022, contractually limit expenses to 0.98% through June 30, 2023
T. Rowe Price Diversified Real Growth	contractually waive 0.0128% through June 30, 2022; effective July 1, 2022, contractually waive 0.0114% through June 30, 2023; contractually limit expenses to 1.05% through June 30, 2023(a)(b)
T. Rowe Price Natural Resources	contractually waive 0.0152% through May 31, 2022; effective June 1, 2022, contractually waive 0.112% through June 30, 2023; contractually limit expenses to 0.99% through June 30, 2023
Wellington Management Hedged Equity	contractually waive 0.055% through June 30, 2023; effective February 12, 2022, contractually waive additional 0.0154% through June 30, 2023

(a)

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment

B14

Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the Subadviser.

(b)

Expense limitation includes the acquired fund fees and expenses due to investments in underlying portfolios of the Trust, other affiliated investment companies, and underlying portfolios managed or subadvised by the Subadviser, where applicable.

(c)

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the investment management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser. In addition, the Investment Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed the expense limitation.

(d)

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust and funds of other affiliated investment companies due to the Portfolio’s investment in any such portfolios/funds. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the Subadviser.

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2022, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount

ClearBridge Dividend Growth	$2,007
Cohen & Steers Global Realty	4,671
Cohen & Steers Realty	38,805
Emerging Markets Equity	675
Franklin 85/15 Diversified Allocation	6,762
International Growth	30,443
J.P. Morgan International Equity	970
Large-Cap Core	1,997
Large-Cap Growth	7,643
Large-Cap Value	3,086
Mid-Cap Growth	17,530
Mid-Cap Value	6,736
Small-Cap Growth	50,442
Small-Cap Value	40,568
Wellington Management Hedged Equity	8,886

AST Investment Services, Inc., Jennison, PAD, PGIM, Inc., PGIM Investments and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential.

B15

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent and shareholder servicing agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, certain Portfolios changed their overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended December 31, 2022, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)

Large-Cap Growth	$1,729,982	$—	$—
MFS Global Equity	—	524,877	291,402
Mid-Cap Growth	548,155	—	—
Mid-Cap Value	—	70,057	25,223
Wellington Management Hedged Equity	480,266	8,722,118	2,405,108

b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (RICs). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there

B16

are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2022 Payments

Cohen & Steers Global Realty	$ 17,005
Emerging Markets Equity	24,611
Franklin 85/15 Diversified Allocation	53,763
International Growth	1,073,053
International Value	354,616
J.P. Morgan International Equity	128,366
Large-Cap Core	1,374
Large-Cap Growth	500,377
Large-Cap Value	229,752
MFS Global Equity	8,961
Mid-Cap Growth	105
Mid-Cap Value	496
Prudential Flexible Multi-Strategy	9,557
QMA International Core Equity	219,866
Small-Cap Growth	5,239
Small-Cap Value	3,857
T. Rowe Price Diversified Real Growth	16,710
T. Rowe Price Natural Resources	61,736
Wellington Management Hedged Equity	74,128

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2022 Payments

ClearBridge Dividend Growth	$ 64,126
Cohen & Steers Global Realty	5,674
Franklin 85/15 Diversified Allocation	54,260
International Value	112,599
J.P. Morgan International Equity	128,071
Large-Cap Core	5,154
Large-Cap Value	109,761
MFS Global Equity	78,217
Mid-Cap Growth	10,098
Mid-Cap Value	3,093
Prudential Flexible Multi-Strategy	3,652
Small-Cap Value	4,692
T. Rowe Price Diversified Real Growth	13,979
T. Rowe Price Natural Resources	255,623
Wellington Management Hedged Equity	168,525

Subsequent to the fiscal year ended December 31, 2022, International Value and QMA International Core Equity received $5,121,917 and $498,704, respectively, in voluntary payments from Prudential related to European Union (EU) Withholding Tax Reclaims.

B17

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended December 31, 2022, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
American Funds Growth Allocation	$965,430,627	$1,542,188,441
BlackRock 60/40 Target Allocation ETF	207,990,345	306,962,649
BlackRock 80/20 Target Allocation ETF	337,825,600	494,191,923
ClearBridge Dividend Growth	316,895,417	328,354,482
Cohen & Steers Global Realty	53,244,739	77,025,573
Cohen & Steers Realty	271,929,107	233,688,784
Emerging Markets Equity	218,377,257	400,250,037
Franklin 85/15 Diversified Allocation	468,135,998	616,644,202
International Growth	342,860,173	363,981,597
International Value	105,845,396	142,253,854
J.P. Morgan International Equity	139,537,056	182,636,517
Large-Cap Core	280,929,076	405,515,875
Large-Cap Growth	2,049,245,894	2,273,124,427
Large-Cap Value	1,996,783,442	2,464,259,311
MFS Global Equity	54,100,353	159,166,936
Mid-Cap Growth	1,095,143,013	1,218,830,686
Mid-Cap Value	272,998,206	466,063,745
Prudential Flexible Multi-Strategy	45,926,300	53,904,603
QMA International Core Equity	27,675,419	52,545,851
Small-Cap Growth	674,399,750	781,990,756
Small-Cap Value	889,565,890	1,105,719,916
T. Rowe Price Diversified Real Growth	73,712,951	86,866,171
T. Rowe Price Natural Resources	244,636,383	533,528,903
Wellington Management Hedged Equity	879,976,044	1,122,027,421

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2022, is presented as follows:

American Funds Growth Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(wb)
$1,754,815	$56,189,312	$56,149,794	$—	$—	$1,794,333	1,794,333	$39,518

BlackRock 60/40 Target Allocation ETF

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 100,639	$115,317,802	$ 115,253,418	$ —	$ —	$ 165,023	165,023	$ 33,143

PGIM Institutional Money Market Fund(1)(b)(wa)
65,863,402	844,014,175	886,931,229	(1,249)	(7,027)	22,938,072	22,949,548	85,911(2)
$65,964,041	$959,331,977	$1,002,184,647	$(1,249)	$(7,027)	$23,103,095		$119,054

B18

BlackRock 80/20 Target Allocation ETF

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 39,485	$ 185,176,566	$ 185,121,770	$ —	$ —	$ 94,281	94,281	$ 57,791

PGIM Institutional Money Market Fund(1)(b)(wa)
74,269,462	1,414,460,705	1,442,898,309	1,806	(1,234)	45,832,430	45,855,357	177,674(2)
$74,308,947	$1,599,637,271	$1,628,020,079	$1,806	$(1,234)	$45,926,711		$235,465

ClearBridge Dividend Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Fund:

PGIM Institutional Money Market Fund(1)(b)(we)
$17,352,610	$500,592,237	$474,252,153	$7,246	$7,856	$43,707,796	43,729,660	$67,173(2)

Cohen & Steers Global Realty

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 635,943	$986,114	$1,622,057	$—	$ —	$—	—	$ 21

PGIM Institutional Money Market Fund(1)(b)(wa)
4,845,660	39,863,309	44,711,571	—	2,602	—	—	7,996(2)
$5,481,603	$40,849,423	$46,333,628	$—	$2,602	$—		$8,017

Cohen & Steers Realty

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$ 4,130,268	$ 14,892	$4,145,160	$—	$ —	$ —	—	$ 94

PGIM Institutional Money Market Fund(1)(b)(wa)
25,153,717	250,560,665	273,724,019	26	14,514	2,004,903	2,005,906	60,800(2)
$29,283,985	$250,575,557	$277,869,179	$26	$14,514	$2,004,903		$60,894

Emerging Markets Equity

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Short-Term Bond Fund(1)(wa)

B19

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
$4,665,586	$ 13,197,014	$ 17,862,600	$ —	$ —	$ —	—	$ 243

PGIM Institutional Money Market Fund(1)(b)(wa)
7,298,562	95,829,735	93,955,796	617	(444)	9,172,674	9,177,262	9,351	(2)
$11,964,148	$109,026,749	$111,818,396	$617	$(444)	$9,172,674		$9,594

Franklin 85/15 Diversified Allocation
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund:

AST Western Asset Core Plus Bond Portfolio*(1)(wd)
$ 96,614,122	$ —	$ 93,753,408	$(4,766,733)	$1,906,019	$ —	—	$ —
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
90,571,367	468,950,877	517,193,908	—	—	42,328,336	42,328,336	1,037,377

PGIM Institutional Money Market Fund(1)(b)(wd)
8,189,611	93,500,566	91,299,529	1,642	1,964	10,394,254	10,399,454	16,488	(2)
$ 98,760,978	$562,451,443	$608,493,437	$ 1,642	$ 1,964	$52,722,590		$1,053,865
$195,375,100	$562,451,443	$702,246,845	$(4,765,091)	$1,907,983	$52,722,590		$1,053,865

International Growth
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 5,668,402	$ 3,341,170	$ 9,009,572	$ —	$ —	$ —	—	$ 226

PGIM Institutional Money Market Fund(1)(b)(wa)
9,706,943	201,041,561	195,710,267	3,252	3,322	15,044,811	15,052,337	33,154	(2)
$15,375,345	$204,382,731	$204,719,839	$3,252	$3,322	$15,044,811		$33,380

International Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$5,852,453	$ 464,991	$ 6,317,444	$ —	$ —	$ —	—	$ 201

PGIM Institutional Money Market Fund(1)(b)(wa)
3,070,518	50,320,211	51,797,450	247	1,349	1,594,875	1,595,673	19,092	(2)
$8,922,971	$ 50,785,202	$ 58,114,894	$247	$1,349	$1,594,875		$19,293

B20

J.P. Morgan International Equity

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$11,488,805	$ 156,379	$ 11,645,184	$ —	$ —	$ —	—	$ 372

PGIM Institutional Money Market Fund(1)(b)(wa)
5,697,211	118,406,354	120,301,455	894	9,358	3,812,362	3,814,268	36,516	(2)
$17,186,016	$118,562,733	$131,946,639	$894	$9,358	$3,812,362		$36,888

Large-Cap Core
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$5,573,897	$ 3,047,805	$ 8,621,702	$ —	$ —	$ —	—	$ 189

PGIM Institutional Money Market Fund(1)(b)(wa)
1,275,611	63,960,606	58,607,858	1,444	(334)	6,629,469	6,632,785	6,926	(2)
$6,849,508	$67,008,411	$67,229,560	$1,444	$(334)	$6,629,469		$7,115

Large-Cap Growth
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 15,413,440	$ 8,580,302	$ 23,993,742	$ —	$ —	$ —	—	$ 543

PGIM Institutional Money Market Fund(1)(b)(wa)
119,179,440	1,139,888,239	1,015,738,685	26,434	11,382	243,366,810	243,488,554	181,949	(2)
$134,592,880	$1,148,468,541	$1,039,732,427	$26,434	$11,382	$243,366,810		$182,492

Large-Cap Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 2,939,479	$ 1,938,098	$ 4,877,577	$ —	$ —	$ —	—	$ 61

PGIM Institutional Money Market Fund(1)(b)(wa)
108,137,856	1,078,149,923	1,030,196,908	39,470	29,090	156,159,431	156,237,550	181,331	(2)
$111,077,335	$1,080,088,021	$1,035,074,485	$39,470	$29,090	$156,159,431		$181,392

B21

MFS Global Equity

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 4,986,154	$ 648	$4,986,802	$ —	$ —	$ —	—	$ 107

PGIM Institutional Money Market Fund(1)(b)(wa)
21,312,659	333,046,411	312,056,013	6,124	17,506	42,326,687	42,347,861	66,624	(2)
$26,298,813	$333,047,059	$317,042,815	$6,124	$17,506	$42,326,687		$66,731

Mid-Cap Growth
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$16,668,752	$ 2,919,022	$ 19,587,774	$ —	$ —	$ —	—	$ 298

PGIM Institutional Money Market Fund(1)(b)(wa)
80,127,355	1,080,899,855	1,144,558,818	1,752	(9,388)	16,460,756	16,468,990	134,137	(2)
$96,796,107	$1,083,818,877	$1,164,146,592	$1,752	$(9,388)	$16,460,756		$134,435

Mid-Cap Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 8,526,121	$ 5,266,509	$ 13,792,630	$ —	$ —	$ —	—	$ 260

PGIM Institutional Money Market Fund(1)(b)(wa)
30,067,326	505,620,596	483,096,682	5,423	15,154	52,611,817	52,638,136	88,427	(2)
$38,593,447	$510,887,105	$496,889,312	$5,423	$15,154	$52,611,817		$88,687

Prudential Flexible Multi-Strategy
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST High Yield Portfolio*(1)
$ 3,610,669	$ 150,000	$ —	$ (421,622)	$ —	$ 3,339,047	303,826	$ —

AST Large-Cap Core Portfolio*(1)
3,657,583	2,300,000	—	(605,291)	—	5,352,292	209,894	—

AST Prudential Core Bond Portfolio*(1)
22,768,107	—	22,361,824	(3,669,115)	3,262,832	—	—	—

PGIM Select Real Estate Fund(Class R6)
3,602,053	44,709	500,000	(932,006)	(70,370)	2,144,386	191,806	44,709

B22

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
$33,638,412	$ 2,494,709	$ 22,861,824	$(5,628,034)	$3,192,462	$10,835,725		$ 44,709
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
$10,476,160	$ 67,246,655	$ 71,596,126	$ —	$ —	$ 6,126,689	6,126,689	$142,929

PGIM Institutional Money Market Fund(1)(b)(wd)
—	109,740,197	103,834,555	(300)	(1,537)	5,903,805	5,906,759	15,401	(2)
$10,476,160	$176,986,852	$175,430,681	$ (300)	$ (1,537)	$12,030,494		$158,330
$44,114,572	$179,481,561	$198,292,505	$(5,628,334)	$3,190,925	$22,866,219		$203,039

QMA International Core Equity
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$2,553,823	$ 59,112	$2,612,935	$ —	$ —	$ —	—	$ 87

PGIM Institutional Money Market Fund(1)(b)(wa)
694,318	5,939,281	5,839,408	(1)	267	794,457	794,854	432	(2)
$3,248,141	$5,998,393	$8,452,343	$(1)	$267	$794,457		$519

Small-Cap Growth
Value, Beginning of Year	Cost of Purchases***	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 13,259,932	$ 1,138,706	$ 14,398,638	$ —	$ —	$ —	—	$ 343

PGIM Institutional Money Market Fund(1)(b)(wa)
139,408,385	1,042,341,602	985,474,299	38,358	(40,113)	196,273,933	196,372,119	255,900	(2)
$152,668,317	$1,043,480,308	$999,872,937	$38,358	$(40,113)	$196,273,933		$256,243

Small-Cap Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$15,002,358	$ 550,261	$ 15,552,619	$ —	$ —	$ —	—	$ 436

PGIM Institutional Money Market Fund(1)(b)(wa)
81,430,001	799,420,738	694,343,337	44,718	15,410	186,567,530	186,660,860	272,420	(2)
$96,432,359	$799,970,999	$709,895,956	$44,718	$15,410	$186,567,530		$272,856

B23

T. Rowe Price Diversified Real Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$5,314,652	$33,105,863	$33,878,502	$ —	$ —	$4,542,013	4,542,013	$73,622

PGIM Institutional Money Market Fund(1)(b)(wa)
1,446,711	16,612,407	15,207,799	607	705	2,852,631	2,854,058	3,528	(2)
$6,761,363	$49,718,270	$49,086,301	$607	$705	$7,394,644		$77,150

T. Rowe Price Natural Resources
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 939,344	$ 3,207,036	$ 4,146,380	$ —	$ —	$ —	—	$ 77

PGIM Institutional Money Market Fund(1)(b)(wa)
53,775,782	394,433,236	413,696,948	2,306	24,637	34,539,013	34,556,292	81,646	(2)
$54,715,126	$397,640,272	$417,843,328	$2,306	$24,637	$34,539,013		$81,723

Wellington Management Hedged Equity
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Fund:

PGIM Institutional Money Market Fund(1)(b)(we)
$50,176,214	$681,447,861	$631,393,100	$23,785	$23,271	$100,278,031	100,328,195	$162,727	(2)

*	Non-income producing security.
***	A portion of the amount represents merger activity during the reporting period.
(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(wb)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(wd)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(we)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for

B24

the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2022 are subject to such review.

7. Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

B25

The following Portfolios utilized the SCA during the year ended December 31, 2022. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2022
BlackRock 60/40 Target Allocation ETF	$2,060,658	2.56%	38	$33,802,000	$—
BlackRock 80/20 Target Allocation ETF	4,715,941	2.62	34	50,170,000	—
ClearBridge Dividend Growth	2,095,143	3.26	21	6,221,000	—
Cohen & Steers Global Realty	746,840	3.25	81	4,342,000	—
Cohen & Steers Realty	1,787,855	2.97	55	7,347,000	—
Emerging Markets Equity	1,785,299	3.32	107	15,145,000	737,000
Franklin 85/15 Diversified Allocation	15,438,667	4.32	3	19,891,000	—
International Growth	857,922	3.80	51	3,572,000	121,000
International Value	1,760,443	2.90	88	23,195,000	478,000
J.P. Morgan International Equity	3,738,864	3.66	22	14,650,000	—
Large-Cap Core	1,282,687	2.09	67	6,577,000	160,000
Large-Cap Growth	4,598,259	3.75	27	16,283,000	—
Large-Cap Value	3,125,323	3.54	31	12,336,000	—
MFS Global Equity	2,840,871	3.59	31	11,079,000	913,000
Mid-Cap Growth	3,605,158	3.91	19	23,996,000	338,000
Mid-Cap Value	1,022,279	3.39	68	13,325,000	—
QMA International Core Equity	1,479,821	1.61	28	2,550,000	—
Small-Cap Growth	2,148,789	3.93	19	5,780,000	—
Small-Cap Value	837,471	3.50	17	2,285,000	—
T. Rowe Price Natural Resources	3,068,459	3.08	37	12,137,000	—

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2022, all Portfolios offer only a single share class to investors.

As of December 31, 2022, the following number of shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

Portfolio	Number of Shares	Percentage of Outstanding Shares
American Funds Growth Allocation	37,161,134	100.0%
BlackRock 60/40 Target Allocation ETF	8,348,287	100.0
BlackRock 80/20 Target Allocation ETF	9,680,798	100.0
ClearBridge Dividend Growth	27,889,373	93.1
Cohen & Steers Global Realty	3,547,872	75.2
Cohen & Steers Realty	23,780,338	82.5
Emerging Markets Equity	23,303,807	77.0
Franklin 85/15 Diversified Allocation	23,175,806	100.0
International Growth	11,201,132	53.1
International Value	10,252,407	73.9
J.P. Morgan International Equity	7,746,704	71.6
Large-Cap Core	9,631,534	68.5
Large-Cap Growth	58,501,458	71.4
Large-Cap Value	45,578,550	71.6

B26

Portfolio	Number of Shares	Percentage of Outstanding Shares
MFS Global Equity	15,868,800	77.3%
Mid-Cap Growth	43,455,078	65.0
Mid-Cap Value	8,389,136	58.1
Prudential Flexible Multi-Strategy	6,877,301	100.0
QMA International Core Equity	815,381	100.0
Small-Cap Growth	13,707,828	77.5
Small-Cap Value	23,559,819	75.3
T. Rowe Price Diversified Real Growth	7,548,587	100.0
T. Rowe Price Natural Resources	10,830,850	80.0
Wellington Management Hedged Equity	69,541,222	86.6

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
American Funds Growth Allocation	2	99.9%
BlackRock 60/40 Target Allocation ETF	2	100.0
BlackRock 80/20 Target Allocation ETF	2	100.0
ClearBridge Dividend Growth	4	85.5
Cohen & Steers Global Realty	2	75.2
Cohen & Steers Realty	3	82.5
Emerging Markets Equity	2	64.4
Franklin 85/15 Diversified Allocation	2	100.0
International Growth	1	45.7
International Value	3	73.6
J.P. Morgan International Equity	2	71.6
Large-Cap Core	2	67.0
Large-Cap Growth	4	68.5
Large-Cap Value	4	68.2
MFS Global Equity	2	77.3
Mid-Cap Growth	2	65.0
Mid-Cap Value	2	58.1
Prudential Flexible Multi-Strategy	2	100.0
QMA International Core Equity	2	100.0
Small-Cap Growth	4	68.5
Small-Cap Value	4	66.6
T. Rowe Price Diversified Real Growth	2	100.0
T. Rowe Price Natural Resources	4	71.3
Wellington Management Hedged Equity	2	86.6
Unaffiliated:
American Funds Growth Allocation	—	—
BlackRock 60/40 Target Allocation ETF	—	—
BlackRock 80/20 Target Allocation ETF	—	—
ClearBridge Dividend Growth	1	6.9
Cohen & Steers Global Realty	1	24.8
Cohen & Steers Realty	1	17.5
Emerging Markets Equity	1	23.0
Franklin 85/15 Diversified Allocation	—	—
International Growth	1	46.7
International Value	1	26.1

B27

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Unaffiliated:
J.P. Morgan International Equity	1	28.3%
Large-Cap Core	1	31.5
Large-Cap Growth	1	28.4
Large-Cap Value	1	28.3
MFS Global Equity	1	22.7
Mid-Cap Growth	1	34.7
Mid-Cap Value	1	41.9
Prudential Flexible Multi-Strategy	—	—
QMA International Core Equity	—	—
Small-Cap Growth	1	22.4
Small-Cap Value	1	24.7
T. Rowe Price Diversified Real Growth	—	—
T. Rowe Price Natural Resources	1	20.0
Wellington Management Hedged Equity	1	13.4

9. Purchases & Redemption In-kind

On November 15-16, 2021, the Board approved, and subsequently on February 16, 2022 shareholders approved, changes to AST Quantitative Modeling Portfolio (“Quantitative Modeling”) that were contingent on shareholder approval of the amended Management Agreement and Shareholder Services and Distribution Plan. In addition to the amended Management Agreement and Shareholder Services and Distribution Plan, the Board approved changing Quantitative Modeling’s principal investment strategies from a fund-of-funds structure that primarily invests portfolio assets in Underlying Funds (the “Underlying Funds”) to a structure that primarily relies on direct investments to achieve the Portfolio’s investment objectives. The implementation of the new principal investment strategy in the Portfolio was done by utilizing a redemption in-kind from the Underlying Funds Portfolios.

As of the close of business on April 22, 2022, the Underlying Funds settled the redemption of portfolio shares by delivering portfolio securities and other assets to the Portfolios. The following table is a summary of the value of such securities and other assets that were transferred in-kind to the Portfolios:

Underlying Portfolio	Total Redemption In-Kind Value
ClearBridge Dividend Growth	$41,258,212
International Growth	39,045,939
International Value	41,656,669
AST Jennison Large-Cap Growth Portfolio*	30,245,224
Large-Cap Core	157,286,245
Large-Cap Growth	37,894,009
Large-Cap Value	141,516,231
AST Loomis Sayles Large-Cap Growth Portfolio*	32,293,603
AST MFS Growth Portfolio*	28,545,816
Mid-Cap Growth	5,985,957
Mid-Cap Value	6,459,333
QMA International Core Equity	48,298,927

$610,486,165

* Portfolio merged into Large-Cap Growth on June 10, 2022.

On January 18-19, 2022, the Board approved a repositioning (the “Repositioning”) and the reorganization (the “Reorganization”) of AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”) into Small Cap Value. As of close of business on January 28, 2022, the underlying funds invested in Goldman Sachs Small-Cap Value transferred their investment to Small-Cap Value. The redemption out of Goldman Sachs Small-Cap Value and the subscription into Small-Cap Value of $251,421,325 (6,997,532 shares) was settled by securities and other assets.

B28

As of the close of business on June 10, 2022, AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”), AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”) and AST Preservation Asset Allocation Portfolio settled the purchase into Large-Cap Growth by delivering portfolio securities and other assets in the amounts of $81,097,103, $127,767,421 and $23,787,896, respectively, in exchange for 4,396,304 shares of Large-Cap Growth.

As of the close of business on November 30, 2022, the following list of Underlying Funds settled the redemption of portfolio shares by delivering portfolio securities and other assets to the AST Moderate Multi-Asset Portfolio (formerly known as AST AllianzGIWorld Trends Portfolio), which subsequently merged into Balanced Asset Allocation.

Underlying Portfolio	Total Redemption In-Kind Value
ClearBridge Dividend Growth	$121,646,642
International Growth	30,127,818
International Value	31,118,491
Large-Cap Value	65,512,847

$248,405,798

For U.S. GAAP purposes, the securities and other assets transferred were recorded at fair value, and the historical cost basis of the assets transferred was not carried forward to the Portfolios.

10. Risks of Investing in the Portfolio

Each Portfolio’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Risks	American Funds Growth Allocation	BlackRock 60/40 Target Allocation	BlackRock 80/20 Target Allocation	ClearBridge Dividend Growth	Cohen & Steers Global Realty	Cohen & Steers Realty
Asset Allocation	X	X	X	–	–	–
Asset-Backed and/or Mortgage-Backed Securities	X	X	X	–	–	–
Asset Transfer Program	X	X	X	X	X	X
Blend Style	X	X	X	–	–	–
Commodity	–	X	X	–	–	–
Correlation	–	–	–	–	–	–
Currency	–	–	–	–	–	–
Derivatives	X	X	X	–	X	X
Economic and Market Events	X	X	X	X	X	X
Emerging Markets	X	X	X	–	X	–
Equity Securities	X	X	X	X	X	X
Exchange-Traded Funds (ETF)	–	X	X	–	–	–
Expense	X	X	X	X	X	X
Fixed Income Securities	X	X	X	–	–	–
Focus	X	X	X	–	X	X
Foreign Custody	–	–	–	–	–	–
Foreign Investment	X	X	X	X	X	X
Fund of Funds	X	X	X	–	–	–
High Yield	X	X	X	–	–	–
Inflation-Protected Securities	X	–	–	–	–	–
Investment Style	X	X	X	X	–	–
Large Company	–	–	–	–	–	–
Leverage	–	X	X	–	–	–

B29

Risks	American Funds Growth Allocation	BlackRock 60/40 Target Allocation	BlackRock 80/20 Target Allocation	ClearBridge Dividend Growth	Cohen & Steers Global Realty	Cohen & Steers Realty
Liquidity Allocation	X	X	X	–	–	–
Liquidity and Valuation	–	–	–	–	X	X
Market and Management	X	X	X	X	X	X
Market Capitalization	–	X	X	–	–	–
Master Limited Partnership (MLP)	–	–	–	–	–	–
Mid-Sized Company	–	X	X	–	–	–
Non-Diversification	–	–	–	–	–	X
Options	–	–	–	–	–	–
Option Cash Flow	–	–	–	–	–	–
Participation Notes (P-Notes)	–	–	–	–	–	–
Portfolio Turnover	–	–	–	X	–	–
Quantitative Model	–	–	–	–	–	–
Real Asset	–	–	–	–	–	–
Real Estate	–	X	X	–	X	X
Redemption	–	–	–	X	X	X
Regulatory	X	X	X	X	X	X
Restricted Securities	–	–	–	–	–	–
Selection	–	–	–	X	–	–
Short Sale	–	–	–	–	–	–
Small-Sized Company	X	X	X	–	–	–
Value Style	–	–	–	–	–	–
U.S. Government Securities	X	X	X	–	–	–

Risks	Emerging Markets Equity	Franklin 85/15 Diversified Allocation	International Growth	International Value	J.P. Morgan International Equity	Large- Cap Core
Asset Allocation	–	X	–	–	–	–
Asset-Backed and/or Mortgage-Backed Securities	–	X	–	–	–	–
Asset Transfer Program	X	X	X	X	X	X
Blend Style	–	X	–	–	X	X
Commodity	–	–	–	–	–	–
Correlation	–	–	–	–	–	–
Currency	X	–	–	–	–	–
Derivatives	X	X	X	X	X	X
Economic and Market Events	X	X	X	X	X	X
Emerging Markets	X	X	X	X	X	–
Equity Securities	X	X	X	X	X	X
Exchange-Traded Funds (ETF)	–	X	X	–	–	X
Expense	X	X	X	X	X	X
Fixed Income Securities	X	X	–	–	–	–
Focus	–	–	X	X	–	–
Foreign Custody	X	–	–	–	–	–
Foreign Investment	X	X	X	X	X	–
Fund of Funds	–	X	X	–	–	–
High Yield	–	X	–	–	–	–
Inflation-Protected Securities	–	–	–	–	–	–
Investment Style	–	X	X	X	X	–

B30

Risks	Emerging Markets Equity	Franklin 85/15 Diversified Allocation	International Growth	International Value	J.P. Morgan International Equity	Large- Cap Core
Large Company	–	–	–	–	–	X
Leverage	–	–	–	–	–	–
Liquidity Allocation	–	–	–	–	–	–
Liquidity and Valuation	X	–	X	X	X	X
Market and Management	X	X	X	X	X	X
Market Capitalization	–	X	–	–	–	–
Master Limited Partnership (MLP)	–	–	–	–	–	–
Mid-Sized Company	–	–	–	–	–	–
Non-Diversification	–	–	–	–	–	–
Options	–	–	–	–	–	–
Option Cash Flow	–	–	–	–	–	–
Participation Notes (P-Notes)	X	–	X	–	–	–
Portfolio Turnover	–	–	–	–	–	–
Quantitative Model	X	–	–	–	–	X
Real Asset	–	–	–	–	–	–
Real Estate	–	X	–	–	–	–
Redemption	X	–	X	X	X	X
Regulatory	X	X	X	X	X	X
Restricted Securities	X	–	–	–	–	–
Selection	–	–	–	–	–	–
Short Sale	–	–	–	–	–	–
Small-Sized Company	X	–	–	–	–	–
Value Style	X	–	–	–	–	–
U.S. Government Securities	–	–	–	–	–	–

Risks	Large- Cap Growth	Large- Cap Value	MFS Global Equity	Mid- Cap Growth	Mid- Cap Value	Prudential Flexible Multi- Strategy
Asset Allocation	–	–	–	–	–	X
Asset-Backed and/or Mortgage-Backed Securities	–	–	–	–	–	X
Asset Transfer Program	X	X	X	X	X	X
Blend Style	–	–	X	–	–	X
Commodity	–	–	–	–	–	–
Correlation	–	–	–	–	–	–
Currency	–	–	–	–	–	–
Derivatives	X	–	–	–	–	X
Economic and Market Events	X	X	X	–	X	X
Emerging Markets	–	–	X	–	–	X
Equity Securities	X	X	X	X	X	X
Exchange-Traded Funds (ETF)	–	–	–	–	–	X
Expense	X	X	X	X	X	X
Fixed Income Securities	–	–	–	–	–	X
Focus	X	X	X	–	X	–
Foreign Custody	–	–	–	–	–	–
Foreign Investment	X	X	X	X	X	X
Fund of Funds	–	–	–	–	–	X
High Yield	–	–	–	–	–	X

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Risks	Large- Cap Growth	Large- Cap Value	MFS Global Equity	Mid- Cap Growth	Mid- Cap Value	Prudential Flexible Multi- Strategy
Inflation-Protected Securities	–	–	–	–	–	–
Investment Style	X	X	X	X	X	X
Large Company	X	X	X	–	–	–
Leverage	–	–	–	–	–	–
Liquidity Allocation	–	–	–	–	–	–
Liquidity and Valuation	X	X	X	–	–	–
Market and Management	X	X	X	X	X	X
Market Capitalization	–	–	–	–	–	X
Master Limited Partnership (MLP)	–	–	–	–	–	X
Mid-Sized Company	–	–	–	X	X	–
Non-Diversification	–	–	–	–	–	–
Options	–	–	–	–	–	–
Option Cash Flow	–	–	–	–	–	–
Participation Notes (P-Notes)	–	–	–	–	–	–
Portfolio Turnover	–	–	–	–	–	–
Quantitative Model	–	–	–	–	X	X
Real Asset	–	–	–	–	–	–
Real Estate	–	–	–	–	–	X
Redemption	X	X	X	X	X	–
Regulatory	X	X	X	X	X	X
Restricted Securities	–	–	–	–	–	–
Selection	–	–	–	–	–	–
Short Sale	–	–	–	–	–	X
Small-Sized Company	–	–	–	–	–	–
Value Style	–	–	–	–	X	–
U.S. Government Securities	–	–	–	–	–	–

Risks	QMA International Core Equity	Small- Cap Growth	Small- Cap Value	T. Rowe Price Diversified Real Growth	T. Rowe Price Natural Resources	Wellington Management Hedged Equity
Asset Allocation	–	–	–	X	–	–
Asset-Backed and/or Mortgage-Backed Securities	–	–	–	X	–	–
Asset Transfer Program	X	X	X	–	X	X
Blend Style	X	–	–	X	–	X
Commodity	–	–	–	–	–	–
Correlation	–	–	–	–	–	X
Currency	–	–	–	–	–	–
Derivatives	X	–	X	X	X	X
Economic and Market Events	X	X	X	X	X	X
Emerging Markets	–	–	–	X	–	X
Equity Securities	X	X	X	X	X	X
Exchange-Traded Funds (ETF)	–	–	–	X	–	X
Expense	X	X	X	X	X	X
Fixed Income Securities	–	–	–	X	–	–
Focus	–	–	–	–	X	–
Foreign Custody	–	–	–	X	–	–

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Risks	QMA International Core Equity	Small- Cap Growth	Small- Cap Value	T. Rowe Price Diversified Real Growth	T. Rowe Price Natural Resources	Wellington Management Hedged Equity
Foreign Investment	X	X	X	X	X	X
Fund of Funds	–	–	–	–	–	–
High Yield	–	–	–	X	–	–
Inflation-Protected Securities	–	–	–	–	–	–
Investment Style	–	X	X	X	X	X
Large Company	–	–	–	X	–	–
Leverage	–	–	–	–	–	–
Liquidity Allocation	–	–	–	–	–	X
Liquidity and Valuation	X	X	X	–	X	X
Market and Management	X	X	X	X	X	X
Market Capitalization	–	–	–	X	–	–
Master Limited Partnership (MLP)	–	–	–	–	–	–
Mid-Sized Company	–	–	–	–	–	–
Non-Diversification	–	–	–	–	–	–
Options	–	–	–	–	–	X
Option Cash Flow	–	–	–	–	–	X
Participation Notes (P-Notes)	–	–	–	–	–	–
Portfolio Turnover	X	–	–	–	–	–
Quantitative Model	X	–	–	–	–	–
Real Asset	–	–	–	X	–	–
Real Estate	–	–	X	X	–	–
Redemption	X	X	X	–	X	–
Regulatory	X	X	X	X	X	X
Restricted Securities	–	–	–	–	–	–
Selection	–	–	–	–	–	–
Short Sale	–	–	–	–	–	X
Small-Sized Company	–	X	X	–	–	X
Value Style	X	–	–	–	–	–
U.S. Government Securities	–	–	–	–	–	–

Asset Allocation Risk: The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. Additionally, both equity and fixed income securities may decline in value. Any given investment strategy may fail to produce the intended results, and a Portfolio’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk: Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas

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may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark have a notable impact on settlement performance and other mutual funds.

Commodity Risk: The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.

Correlation Risk: The effectiveness of the Portfolio’s equity index option overlay strategy may be reduced if the Portfolio’s equity portfolio holdings do not sufficiently correlate to that of the index underlying its option positions.

Currency Risk: This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that foreign currency. The overall impact on a portfolio’s holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the portfolio does not engage in extensive foreign currency hedging programs. Further, since exchange rate movements are volatile, a portfolio’s attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.

Economic and Market Events Risk: Events in the US and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. In addition, it remains uncertain that governmental entities will intervene in response to market disturbances, and the effect of any such future intervention cannot be predicted.

Emerging Markets Risk: The risks of non-U.S. investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. For example, the

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economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the U.S. may not require or enforce corporate governance standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk: An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Focus Risk: The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Custody Risk: If a Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each, a Subcustodian). Some foreign Subcustodians may be recently organized or new to the foreign custody business. In some countries, Subcustodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Portfolio’s ability to recover its assets if a Subcustodian enters bankruptcy or if other disputes or proceedings arise related to a Portfolio’s assets. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries and a Portfolio may be limited in its ability to enforce contractual rights or obligations.

Foreign Investment Risk: Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may

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adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.

Fund of Funds Risk: In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.

High Yield Risk: Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Inflation-Protected Securities Risk: Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Portfolio may have no income at all from such investments.

Investment Style Risk: Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Large Company Risk: Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Leverage Risk: Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.

Liquidity Allocation Risk: The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, or events, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Market Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Master Limited Partnership (MLP) Risk: Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related

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to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the MLP general partner’s right to require unitholders to sell their common units at an undesirable time or price.

Mid-Sized Company Risk: The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.

Non-Diversification Risk: The Portfolio is a non-diversified portfolio, and therefore, it can invest in fewer individual companies than a diversified portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Options Risk: The value of the Portfolio’s index options will fluctuate with the value of the underlying index. Selling index call options will tend to reduce the risk of owning stocks, but will also limit potential gains. The Portfolio’s option overlay strategy may not reduce the Portfolio’s volatility to the extent desired if, among other things, unusual market conditions or the lack of a ready market for an option reduce the effectiveness of the strategy. The Portfolio may reduce its holdings of put options, which will result in an increased exposure to a market decline, and risks losing all or part of the cash paid for purchasing index put options.

Option Cash Flow Risk: The Portfolio intends to use the net index option premiums it receives from selling index call and index put options to lessen the costs of purchasing index put options. The premiums to be received by the Portfolio may, however, vary widely and may not be sufficient to cover the Portfolio’s costs of purchasing index put options.

Participation Notes (P-Notes) Risk: The Portfolio may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security’s direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.

Portfolio Turnover Risk: A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Quantitative Model Risk: The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of their investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance.

Real Asset Risk: Investments in real asset industries and commodities may subject the Portfolio to greater volatility than investments in traditional securities. The Portfolio’s investments in real asset industries and commodities may lose value as a result of adverse changes in, among other things, exploration and production spending, tax laws and government regulations, natural forces, global economic cycles, and international politics.

Real Estate Risk: Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Redemption Risk: A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission, and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the

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Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Restricted Securities Risk: The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be classified as illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.

Selection Risk: The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.

Short Sale Risk: A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Small-Sized Company Risk: Securities of small-sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.

Value Style Risk: Value style investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company’s earnings, cash flow or dividends. Since the Portfolio may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or at all or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.

U.S. Government Securities Risk: U.S. Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the U.S. Government, and may not be backed by the full faith and credit of the U.S. Government.

11. Reorganization

On September 10, 2020, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST WEDGE Capital Mid-Cap Value Portfolio (“WEDGE Capital Mid-Cap Value”) (the “Merged Portfolio”) for shares of Mid-Cap Value (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio, respectively. Shareholders approved the Plan at a meeting on January 7, 2021 and the reorganization took place at the close of business on February 19, 2021.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
WEDGE Capital Mid-Cap Value	$327,134,928	$241,395,398

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on February 19, 2021:

Merged Portfolio		Shares
WEDGE Capital Mid-Cap Value		12,754,143
Acquiring Portfolio	Shares	Value
Mid-Cap Value	8,520,487	$329,231,610

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

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The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Unrealized Appreciation on Investments	Net Assets
WEDGE Capital Mid-Cap Value	$85,739,530	$329,231,610
Acquiring Portfolio		Net Assets
Mid-Cap Value		$859,547,330

Assuming the acquisition had been completed on January 1, 2021, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2021 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
Mid-Cap Value	$6,947,805	$308,059,978	$315,007,783

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2021) of the Acquiring Portfolio, plus net investment loss from the Merged Portfolio pre-merger as follows: WEDGE Capital Mid-Cap Value $(150,178).

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2021) of the Acquiring Portfolio, plus net realized and unrealized gain on investments from the Merged Portfolio pre-merger as follows: WEDGE Capital Mid-Cap Value $21,535,266.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since February 19, 2021.

On June 16, 2021, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST QMA US Equity Alpha Portfolio (“QMA US Equity Alpha”) (the “Merged Portfolio”) for shares of Large-Cap Core (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio, respectively. Shareholders approved the Plan at a meeting on September 9, 2021 and the reorganization took place at the close of business on October 15, 2021.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
QMA US Equity Alpha	$444,805,928	$382,483,773

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on October 15, 2021:

Merged Portfolio		Shares
QMA US Equity Alpha		10,641,165
Acquiring Portfolio	Shares	Value
Large-Cap Core	15,825,235	$460,989,107

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

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The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Unrealized Appreciation on Investments	Net Assets
QMA US Equity Alpha	$62,322,155	$460,989,107
Acquiring Portfolio		Net Assets
Large-Cap Core		$275,020,154

Assuming the acquisition had been completed on January 1, 2021, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2021 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
Large-Cap Core	$13,122,107	$632,823,245	$645,945,352

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2021) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: QMA US Equity Alpha $1,611,833.

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2021) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolio pre-merger as follows: QMA US Equity Alpha $85,091,749.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since October 15, 2021.

On September 20-22, 2021, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST MFS Large-Cap Value Portfolio (“MFS Large-Cap Value”) and AST T. Rowe Price Large-Cap Value Portfolio (“T. Rowe Price Large-Cap Value”) (the “Merged Portfolios”) for shares of Large-Cap Value (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on January 10, 2022 and the reorganization took place at the close of business on February 11, 2022.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolios	Total Investment Value	Total Investment Cost
MFS Large-Cap Value	$724,710,816	$ 550,559,926
T. Rowe Price Large-Cap Value	1,648,475,887	1,222,619,241

The purpose of the transaction was to combine three portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on February 11, 2022:

Merged Portfolios		Shares
MFS Large-Cap Value		25,222,752
T. Rowe Price Large-Cap Value		74,073,364
Acquiring Portfolio	Shares	Value
Large-Cap Value	52,507,570	$2,373,867,252

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

B40

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolios	Unrealized Appreciation on Investments	Net Assets
MFS Large-Cap Value	$174,150,890	$725,883,056
T. Rowe Price Large-Cap Value	425,856,646	1,647,984,196
Acquiring Portfolio		Net Assets
Large-Cap Value		$1,280,028,272

Assuming the acquisition had been completed on January 1, 2022, the Acquiring Portfolio’ unaudited pro forma results of operations for the year ended December 31, 2022 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized loss on investments (b)	Net decrease in net assets resulting from operations
Large-Cap Value	$51,989,720	$(152,445,198)	$(100,455,478)

a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net investment income from the Merged Portfolios pre-merger as follows: MFS Large-Cap Value $552,202 and T. Rowe Price Large-Cap Value $1,299,612.

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: MFS Large-Cap Value $(40,868,722) and T. Rowe Price Large-Cap Value $12,148,688.

Since both the Merged Portfolios and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since February 11, 2022.

On January 18-19, 2022, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of AST Jennison Large-Cap Growth Portfolio (“Jennison Large-Cap Growth”), AST Loomis Sayles Large-Cap Growth Portfolio (“Loomis Sayles Large-Cap Growth”) and AST MFS Growth Portfolio (“MFS Growth”), (the “Merged Portfolios”) for shares of Large-Cap Growth (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on May 31, 2022 and the reorganization took place at the close of business on June 10, 2022.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolios	Total Investment Value	Total Investment Cost
Jennison Large-Cap Growth	$579,336,606	$323,987,264
Loomis Sayles Large-Cap Growth	1,080,908,751	903,592,922
MFS Growth	761,042,188	732,655,438

The purpose of the transaction was to combine four portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on June 10, 2022:

Merged Portfolios		Shares
Jennison Large-Cap Growth		12,117,424
Loomis Sayles Large-Cap Growth		15,056,894
MFS Growth		19,709,554
Acquiring Portfolio	Shares	Value
Large-Cap Growth	45,781,535	$2,422,758,807

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For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolios	Unrealized Appreciation on Investments	Net Assets
Jennison Large-Cap Growth	$255,349,342	$ 578,236,185
Loomis Sayles Large-Cap Growth	177,315,829	1,084,185,198
MFS Growth	28,386,750	760,337,424
Acquiring Portfolio		Net Assets
Large-Cap Growth		$1,816,288,238

Assuming the acquisition had been completed on January 1, 2022, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2022 would have been as follows:

Acquiring Portfolio	Net investment loss (a)	Net realized and unrealized loss on investments (b)	Net decrease in net assets resulting from operations
Large-Cap Growth	$(11,936,484)	$(2,101,855,276)	$(2,113,791,760)

(a)

Net investment (loss) as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio plus net investment income (loss) from the Merged Portfolios pre-merger as follows: Jennison Large-Cap Growth $(1,621,255), Loomis Sayles Large-Cap Growth $(622,902) and MFS Growth $(1,830,509).

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net realized and unrealized loss on investments from the Merged Portfolios pre-merger as follows: Jennison Large-Cap Growth $(321,612,427), Loomis Sayles Large-Cap Growth $(432,482,344) and MFS Growth $(316,705,575).

Since both the Merged Portfolios and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since June 10, 2022.

On January 18-19, 2022, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of Goldman Sachs Small-Cap Value (the “Merged Portfolio”) for shares of Small-Cap Value (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio, respectively. Shareholders approved the Plan at a meeting on May 25, 2022 and the reorganization took place at the close of business on June 10, 2022.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
Goldman Sachs Small-Cap Value	$419,334,866	$431,855,591

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on June 10, 2022:

Merged Portfolio		Shares
Goldman Sachs Small-Cap Value		14,622,761
Acquiring Portfolio	Shares	Value
Small-Cap Value	12,191,482	$419,630,823

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free

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status of the acquisition.

The net assets and net unrealized (depreciation) immediately before the acquisition were as follows:

Merged Portfolio	Unrealized Depreciation on Investments	Net Assets
Goldman Sachs Small-Cap Value	$(12,520,725)	$419,630,823
Acquiring Portfolio		Net Assets
Small-Cap Value		$796,761,594

Assuming the acquisition had been completed on January 1, 2022, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2022 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized loss on investments (b)	Net decrease in net assets resulting from operations
Small-Cap Value	$9,852,399	$(217,346,850)	$(207,494,451)

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: Goldman Sachs Small-Cap Value $1,059,886.

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net realized and unrealized loss on investments from the Merged Portfolio pre-merger as follows: Goldman Sachs Small-Cap Value $(78,831,293).

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since June 10, 2022.

On March 8-9, 2022, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST Small-Cap Growth Opportunities Portfolio (“Small-Cap Growth Opportunities”) (the “Merged Portfolio”) for shares of Small-Cap Growth (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio, respectively. Shareholders approved the Plan at a meeting on August 2, 2022 and the reorganization took place at the close of business on September 9, 2022.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
Small-Cap Growth Opportunities	$561,076,095	$552,869,647

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on September 9, 2022:

Merged Portfolio		Shares
Small-Cap Growth Opportunities		22,069,951
Acquiring Portfolio	Shares	Value
Small-Cap Growth	8,229,227	$531,854,923

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

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The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Unrealized Appreciation on Investments	Net Assets
Small-Cap Growth Opportunities	$8,206,448	$531,854,923
Acquiring Portfolio		Net Assets
Small-Cap Growth		$659,532,518

Assuming the acquisition had been completed on January 1, 2022, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2022 would have been as follows:

Acquiring Portfolio	Net investment loss (a)	Net realized and unrealized loss on investments (b)	Net decrease in net assets resulting from operations
Small-Cap Growth	$(5,231,348)	$(476,035,142)	$(481,266,490)

(a)

Net investment loss as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net investment loss from the Merged Portfolio pre-merger as follows: Small-Cap Growth Opportunities $(2,266,548).

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net realized and unrealized loss on investments from the Merged Portfolio pre-merger as follows: Small-Cap Growth Opportunities $(183,384,882).

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since September 9, 2022.

12. Subsequent Events

On September 19-20, 2022, the Board approved the reorganization (the “Reorganization”) of Cohen & Steers Global Realty (the “Target Portfolio”) into Cohen & Steers Realty (the “Acquiring Portfolio”). The Reorganization was completed at the close of business on January 20, 2023.

On September 19-20, 2022, the Board approved the reorganization (the “Reorganization”) of BlackRock 60/40 Target Allocation (the “Target Portfolio”) into Balanced Asset Allocation (the “Acquiring Portfolio”). The shareholders of the Target Portfolio approved the reorganization at a meeting on January 24, 2023. It is expected that the Reorganization will be completed on or around February 24, 2023.

On September 19-20, 2022, the Board approved the reorganization (the “Reorganization”) of American Funds Growth Allocation and Wellington Management Hedged Equity (the “Target Portfolios”) into AST Prudential Growth Allocation Portfolio (the “Acquiring Portfolio”). The shareholders of the Target Portfolios approved the reorganization at a meeting on January 24, 2023. It is expected that the Reorganization will be completed on or around February 24, 2023.

On September 19-20, 2022, the Board approved the reorganization (the “Reorganization”) of BlackRock 80/20 Target Allocation and AST MFS Growth Allocation Portfolio (the “Target Portfolios”) into Capital Growth Asset Allocation (the “Acquiring Portfolio”). The shareholders of the Target Portfolios approved the reorganization at a meeting on January 24, 2023. It is expected that the Reorganization will be completed on or around February 24, 2023.

On September 19-20, 2022, the Board approved the reorganization (the “Reorganization”) of Franklin 85/15 Diversified Allocation (the “Target Portfolio”) into AST T. Rowe Price Growth Opportunities Portfolio (the “Acquiring Portfolio”). The shareholders of the Target Portfolio approved the reorganization at a meeting on January 24, 2023. It is expected that the Reorganization will be completed on or around February 24, 2023.

On September 19-20, 2022, the Board of the Advanced Series Trust and the Prudential Series Fund approved the reorganization (the “Reorganization”) of International Value, J.P. Morgan International Equity, QMA International Core Equity and PSF International Growth Portfolio (the “Target Portfolios”) into International Growth (the “Acquiring Portfolio”). The shareholders of the Target Portfolios approved the reorganization at a meeting on February 8, 2023. It is expected that the

B44

Reorganization will be completed on or around March 10, 2023. Upon completion of the Reorganization, the Acquiring Portfolio’s name will be changed to the AST International Equity Portfolio.

On September 19-20, 2022, the Board of the Advanced Series Trust and the Prudential Series Fund approved the reorganization (the “Reorganization”) of T. Rowe Price Diversified Real Growth and Prudential Flexible Multi-Strategy (the “Target Portfolios”) into PSF PGIM Flexible Managed Portfolio (the “Acquiring Portfolio”). The shareholders of the Target Portfolios approved the reorganization at a meeting on January 24, 2023. It is expected that the Reorganization will be completed on or around February 24, 2023.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST American Funds Growth Allocation Portfolio, AST BlackRock 60/40 Target Allocation ETF Portfolio, AST BlackRock 80/20 Target Allocation ETF Portfolio, AST ClearBridge Dividend Growth Portfolio, AST Cohen & Steers Realty Portfolio, AST Emerging Markets Equity Portfolio, AST Franklin 85/15 Diversified Allocation Portfolio, AST International Growth Portfolio, AST International Value Portfolio, AST J.P. Morgan International Equity Portfolio, AST Large-Cap Core Portfolio, AST Large-Cap Growth Portfolio, AST Large-Cap Value Portfolio, AST MFS Global Equity Portfolio, AST Mid-Cap Growth Portfolio, AST Mid-Cap Value Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, AST QMA International Core Equity Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Value Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, AST T. Rowe Price Natural Resources Portfolio and AST Wellington Management Hedged Equity Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AST American Funds Growth Allocation Portfolio, AST BlackRock 60/40 Target Allocation ETF Portfolio, AST BlackRock 80/20 Target Allocation ETF Portfolio, AST ClearBridge Dividend Growth Portfolio, AST Cohen & Steers Global Realty Portfolio, AST Cohen & Steers Realty Portfolio, AST Emerging Markets Equity Portfolio, AST Franklin 85/15 Diversified Allocation Portfolio, AST International Growth Portfolio, AST International Value Portfolio, AST J.P. Morgan International Equity Portfolio, AST Large-Cap Core Portfolio, AST Large-Cap Growth Portfolio, AST Large-Cap Value Portfolio, AST MFS Global Equity Portfolio, AST Mid-Cap Growth Portfolio, AST Mid-Cap Value Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, AST QMA International Core Equity Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Value Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, AST T. Rowe Price Natural Resources Portfolio and AST Wellington Management Hedged Equity Portfolio (twenty-four of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the three years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of AST Cohen & Steers Realty Portfolio, AST Emerging Markets Equity Portfolio, AST Large-Cap Value Portfolio, AST International Growth Portfolio, AST International Value Portfolio, AST J.P. Morgan International Equity Portfolio, AST Large-Cap Core Portfolio, AST MFS Global Equity Portfolio, AST Mid-Cap Growth Portfolio, AST Mid-Cap Value Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Value Portfolio, AST Large-Cap Growth Portfolio, AST T. Rowe Price Natural Resources Portfolio and AST Wellington Management Hedged Equity Portfolio as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 12, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

The financial statements of AST Cohen & Steers Global Realty Portfolio as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

The financial statements of AST American Funds Growth Allocation Portfolio, AST BlackRock 60/40 Target Allocation ETF Portfolio, AST BlackRock 80/20 Target Allocation ETF Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, AST QMA International Core Equity Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, AST ClearBridge Dividend Growth Portfolio and AST Franklin 85/15 Diversified Allocation Portfolio as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022

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by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 15, 2023

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about the Trustees (or “Board Members”) and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Board Members.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 76

Chief Financial Officer of Grace Church School (Since September 2019); President, Candide Business Advisors, Inc. (Since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013 -2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010 - 2021).

Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 76

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 76

Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Director of Apollo Global Management, Inc. (since 2022); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Formerly Director of the Asia-Pacific Fund, Inc. (2006-2019); formerly Director of Sotheby’s (2014-2019) auction house and art-related finance.	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 76

Trinity Investors (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 76

Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018 – June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

Chairman of the Board of Auxadi Holdco, S.L. (Since February 2022); Non-Executive Director of Auxadi Holdco, S.L (Since November 2020); Non-Executive Director of Stout (Since January 2020); formerly Non-Executive Director of Clyde & Co. (January 2020 – June 2021); Formerly Non-Executive Chairman (September 2019 – January 2021) of Litera Microsystems.

Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 76

Director of ICI Mutual Insurance Company (June 2020 - present; June 2016-June 2019); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

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Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 76

Chairman, Chief Executive Officer and President of Sterling Bancorp (Since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018–March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Board Member
Timothy S. Cronin 1965 Number of Portfolios Overseen: 76

Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).

		None.	Since October 2009

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005
Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020
Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since March 2021

D2

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022
Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019
Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014
Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019
Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer

Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).

Since June 2017

(a) Excludes Mr. Cronin, an Interested Board Member who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Board Member because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Board Members or Officers. The Independent Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Board Member.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Board Member. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

D3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges, and expenses of the portfolios and on the contracts and should be read carefully.

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling the appropriate phone number listed below and on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov. Additionally, this information is available on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330. Additionally, the Trust makes a complete listing of portfolio holdings as of its first and third calendar quarter-end available on its website listed above.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

            The Prudential Insurance Company of America

            751 Broad Street

            Newark, NJ 07102-3714

Every year we will send you an updated summary prospectus. We will also send you or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2023 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-A

Advanced Series Trust

ANNUAL REPORT          December 31, 2022

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Bond Portfolio 2030

AST Bond Portfolio 2031

AST Bond Portfolio 2032

AST Bond Portfolio 2033

AST Core Fixed Income Portfolio

AST Government Money Market Portfolio

AST High Yield Portfolio

AST Investment Grade Bond Portfolio

AST MFS Growth Allocation Portfolio

AST Multi-Sector Fixed Income Portfolio

AST Quantitative Modeling Portfolio

AST Western Asset Emerging Markets Debt Portfolio

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2022

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments, Financial Statements, and Financial Highlights

	Glossary	A1
	AST Bond Portfolio 2022	A3
	AST Bond Portfolio 2023	A6
	AST Bond Portfolio 2024	A11
	AST Bond Portfolio 2025	A16
	AST Bond Portfolio 2026	A21
	AST Bond Portfolio 2027	A26
	AST Bond Portfolio 2028	A31
	AST Bond Portfolio 2029	A36
	AST Bond Portfolio 2030	A41
	AST Bond Portfolio 2031	A46
	AST Bond Portfolio 2032	A51
	AST Bond Portfolio 2033	A56
	AST Core Fixed Income Portfolio	A61
	AST Government Money Market Portfolio	A131
	AST High Yield Portfolio	A136
	AST Investment Grade Bond Portfolio	A163
	AST MFS Growth Allocation Portfolio	A185
	AST Multi-Sector Fixed Income Portfolio	A218
	AST Quantitative Modeling Portfolio	A248
	AST Western Asset Emerging Markets Debt Portfolio	A271

Section B	Notes to Financial Statements
Section C	Report of Independent Registered Public Accounting Firm
Section D	Information about Board Members and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Holders	Annual Report	December 31, 2022

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin
President,
Advanced Series Trust	January 31, 2023

Market Overview — unaudited	Annual Report	December 31, 2022

Equity Market Overview

Across the majority of asset classes and regions, equities posted losses in 2022. Recession fears—spurred by the highest inflation in decades and aggressive central bank interest-rate hikes—were the main headwinds. Bond markets also suffered as yields spiked and the US Treasury yield curve inverted. Yield inversion is when the yield on a shorter-term bond is higher than a longer-term bond. However, commodities gained as oil and gas prices benefited from supply-chain woes following the onset of Russia’s invasion of Ukraine.

Equities end the year lower

US equity losses were widespread, as the large-cap S&P 500 Index fell 18.10%, the broad-based Russell 3000 Index declined 19.21%, and the tech-heavy Nasdaq Composite Index plummeted 33.10% during the year. Internationally, the MSCI ACWI Ex-US Index, a gauge of stock performance in developed and emerging markets outside the US, slid 15.57%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

Central bank activity dominates market sentiments

The US equity market suffered its worst year since 2008 as the US Federal Reserve (the Fed) aggressively tightened monetary policy in an attempt to lower inflation. The Fed raised its federal funds rate, which began the year at around 0%, seven times throughout 2022 to close the year in a range of 4.25% to 4.50%. The impact of higher rates punished the housing market, as housing starts and building permits declined, largely in response to rising mortgage rates. While inflation remained high for most of 2022, markets cheered by year-end as both the Consumer Price Index and the Personal Consumption Expenditures Price Index had slowed. During the same period, unemployment remained historically low.

Energy prices and the US dollar both posted gains for the year. Oil prices spiked in the first half of 2022, at one point rising above $100 per barrel for the first time since 2014. Supply concerns were exacerbated by Russia’s invasion of Ukraine and resulting sanctions against Russia. The US dollar benefited from rising rates, climbing 7.87% against a basket of developed market currencies.

US stocks swoon as inflation soars

Stocks started 2022 on solid ground, with the S&P 500 hitting a record high in January, but quickly retreated and spent the rest of the year in negative territory. Inflationary pressures reached multi-decade highs and the Fed began raising interest rates, sending markets lower. Geopolitical woes were heightened when Russia invaded Ukraine in February, creating new supply-chain issues. Economic data was disappointing, with US gross domestic product declining in both the first and second quarters.

As inflation increased and central banks worldwide hiked interest rates, equity markets briefly fell into bear market territory, defined as a drop of 20% or more from a recent high. Earnings expectations were revised downward as inflation began to crimp profit margins. Toward the end of 2022, equity markets began to slowly recover as inflation moderated.

Energy sector up, all other sectors down

In 2022, the top-performing sector in the S&P 500 Index was energy, rising 65.72% amid tight supply and rising demand. Other sectors posted negative returns, most significantly communication services (-39.89%) and consumer discretionary (-37.03%).

Tech darlings fall out of favor as value stocks lead

Recession fears drove large-cap technology equities sharply lower in 2022, as investors shifted away from the mega-cap tech stocks that they favored during the COVID-19 pandemic to more economically sensitive value stocks. Worries about slowing earnings growth led value stocks to significantly outperform growth stocks across market capitalizations.

During the year, the Russell 3000 Value Index declined 7.98%, significantly outperforming the Russell 3000 Growth Index, which fell 28.97%. The large-cap Russell 1000 Index fell 19.13%, the Russell Midcap Index slipped 17.32%, and the small-cap Russell 2000 Index dropped 20.44%.

Rising inflation and energy pressures sink international developed stocks

Central banks outside the US also tightened monetary policy in response to rising inflation, including the European Central Bank, which raised rates for the first time in more than 10 years. In addition to inflationary pressures, European markets faced energy-supply issues due to Russia’s invasion of Ukraine. A tax-cutting plan to shore up the economy in the United Kingdom backfired, causing a near collapse of the British pound sterling and requiring central bank intervention. In December, Japan jolted global financial markets when it loosened the tight limits it had been imposing on bond yields.

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, declined 14.45% during the year, and the MSCI Europe Index dropped 15.06%. The MSCI Japan Index dipped 16.65%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2022

Emerging market stocks suffer

A surging US dollar, spiking food and fuel prices, and Russia’s invasion of Ukraine hurt high-risk assets, including emerging market stocks, during 2022. The MSCI Emerging Markets Index declined 20.09%. While many emerging market countries began raising rates before their developed market counterparts, China—the world’s second-largest economy—was forced to trim key rates in response to slowing growth caused by its zero-COVID policy, and its lockdown measures were dropped by the end of the year. The MSCI China Index declined 21.93%.

Fixed Income Market Overview

In response to rampant inflation, central banks hiked interest rates aggressively in 2022, sending bond yields higher and prices significantly lower. Bonds failed to provide a safe haven for investors as carnage spread across most sectors, including government bonds, high yield issues, and emerging-market fixed income.

US Treasury yields increased dramatically during the year, sending the Bloomberg US Aggregate Bond Index lower by 13.01%—one of the worst years ever for US investment-grade fixed income. Bonds issued by the US government and indexed to inflation, or TIPS, declined 11.85%. High yield bonds (i.e., debt rated below investment grade) as measured by the Bloomberg US Corporate High Yield Index, fell 11.19%, outperforming their investment-grade counterparts. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, declined 17.78%. (All returns cited are in US dollars unless stated otherwise.)

Central banks shift gears to fight record-high inflation

Across most of the world, inflationary pressures intensified in 2022, leading central banks to begin tightening monetary policy after injecting aggressive stimulus into their economies in 2020 and 2021. Consumer prices, particularly food and fuel, spiked and remained elevated throughout the year, as inflation rose to a 40-year high in many countries.

The US Federal Reserve raised the federal funds rate seven times in 2022. The rate began the year at around 0% and ended it in a range between 4.25% and 4.50%. While the Bank of England began raising rates in late 2021, the European Central Bank held steadfast until July 2022, when it raised rates for the first time in 11 years. Even Japan, which had kept interest rates below zero since 2016, altered its bond policy in December 2022, allowing 10-year yields to rise.

Labor markets remain robust despite slowing economic growth

Economic growth was uneven during 2022. US gross domestic product declined in the first and second quarters. While growth resumed in the third quarter, it was boosted by the largest rise in real net exports in over 40 years, which many economists do not consider sustainable. However, the labor market remained shielded, as unemployment remained low and hourly earnings steadily increased.

Commodities gain

Crude oil prices rocketed above $100 per barrel following the onset of Russia’s invasion of Ukraine in February. However, gains were muted by year-end as recession fears increased. Further impacting energy prices was the decision by the Organization of the Petroleum Exporting Countries and its major allies to cut oil production in the fall, as well as efforts to cap the price of Russian oil.

Falling bond prices lead to yield curve inversion

Longer-term US Treasuries were one of the worst-performing sectors of the bond market in 2022, as the Bloomberg US 10+ Year Corporate Index dropped 25.62%, significantly underperforming its 1-5 year counterpart, which fell 5.56%.

The impact of rising rates sent bond prices lower across the spectrum. However, the negative impact was particularly strong for longer-dated debt, resulting in an inversion in Treasury yields. The 10-year US Treasury yield began the year at 1.51% and spiked over 4% before ending the year at 3.88%. Meanwhile, the shorter-dated 2-year Treasury note traded at around 4.42% at year-end. Yield inversion has been a historical harbinger of a recession.

Rising dollar pressures emerging market bonds

Emerging-market central banks began tightening monetary policy in early 2021, nearly a full year before the Fed, in their battle against surging food and fuel costs. However, Russia’s invasion of Ukraine increased pricing pressures further, and the surging US dollar—which had one of its best performances in years—threatened many emerging economies by making foreign debt payments more difficult.

AST Bond Portfolio 2022	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	-0.67%	1.79%	1.40%
Bloomberg Fixed Maturity (2022) Zero Coupon Swaps Index	0.39	2.23	1.86
Bloomberg US Aggregate Bond Index	-13.01	0.02	1.06
Bloomberg US Government/Credit Index	-13.58	0.21	1.16

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Bond Portfolio 2022 returned -0.67%. The Portfolio underperformed the Bloomberg Fixed Maturity (2022) Zero Coupon Swaps Index and outperformed both the Bloomberg US Aggregate Bond Index and the Bloomberg US Government/Credit Index. Prior to April 25, 2022, the Portfolio’s primary benchmark was the Bloomberg US Government/Credit Index. Effective April 25, 2022, the Portfolio’s primary benchmark is the Bloomberg US Aggregate Bond Index. This change coincides with the Portfolios investing in the new AST Target Maturity Central Portfolio and the broader diversification that these investments will bring.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of the reporting period as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads, including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS), also widened. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the combined impact of the Portfolio’s duration and yield curve strategies detracted from performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Overall sector allocation also detracted from the Portfolio’s performance, including overweights relative to the benchmark index in investment-grade corporate bonds and CMBS. Overall security selection contributed to performance, with selection in US Treasuries, CMBS, and investment-grade corporate bonds contributing the most. This was partially offset by selection in CLOs, which detracted from the Portfolio’s performance. Within credit, the Portfolio benefited from positions in foreign non-corporate bonds, banking, and healthcare & pharmaceuticals.

AST Bond Portfolio 2022	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

During the reporting period, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the reporting period.

As of April 25, 2022, the Portfolio gains market exposure by investing approximately 95% of its assets in the AST Target Maturity Central Portfolio (the Central Portfolio) under normal market conditions, with the remaining 5% allocated to a target duration overlay sleeve for liquidity. Prior to April 25, 2022, the Portfolio gained market exposure through direct investments in securities rather than investments in the Central Portfolio.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

AST Bond Portfolio 2023	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	-3.70%	1.43%	1.46%
Bloomberg Fixed Maturity (2023) Zero Coupon Swaps Index	-3.32	1.70	1.71
Bloomberg US Aggregate Bond Index	-13.01	0.02	1.06
Bloomberg US Government/Credit Index	-13.58	0.21	1.16

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Bond Portfolio 2023 returned -3.70%. The Portfolio underperformed the Bloomberg Fixed Maturity (2023) Zero Coupon Swaps Index and outperformed both the Bloomberg US Aggregate Bond Index and the Bloomberg US Government/Credit Index. Prior to April 25, 2022, the Portfolio’s primary benchmark was the Bloomberg US Government/Credit Index. Effective April 25, 2022, the Portfolio’s primary benchmark is the Bloomberg US Aggregate Bond Index. This change coincides with the Portfolios investing in the new AST Target Maturity Central Portfolio and the broader diversification that these investments will bring.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of the reporting period as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads, including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS), also widened. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2023	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, individual issue selection and sector allocation both contributed to the Portfolio’s outperformance. The Portfolio’s position in the AST Target Maturity Central Portfolio, as well as selection in US Treasuries, investment-grade corporate bonds, CMBS, and CLOs, contributed to performance. Within sector allocation, positioning in interest rate swaps was a strong contributor to performance. This was partially offset by overweights relative to the benchmark index in investment-grade corporate bonds, MBS, and CMBS, which detracted from the Portfolio’s performance. Within credit, the Portfolio benefited from positions in foreign non-corporate bonds, banking, and technology. The combined impact of the Portfolio’s duration and yield curve strategies detracted from the Portfolio’s performance for the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

During the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a positive impact on the Portfolio’s performance during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the reporting period.

As of April 25, 2022, the Portfolio gains market exposure by investing approximately 95% of its assets in the AST Target Maturity Central Portfolio (the Central Portfolio) under normal market conditions, with the remaining 5% allocated to a target duration overlay sleeve for liquidity. Prior to April 25, 2022, the Portfolio gained market exposure through direct investments in securities rather than investments in the Central Portfolio.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2023 (As of 12/31/2022)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Core Bond	92.3%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar.

AST Bond Portfolio 2024	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	-6.62%	1.22%	1.46%
Bloomberg Fixed Maturity (2024) Zero Coupon Swaps Index	-5.78	1.36	1.66
Bloomberg US Aggregate Bond Index	-13.01	0.02	1.06
Bloomberg US Government/Credit Index	-13.58	0.21	1.16

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Bond Portfolio 2024 returned -6.62%. The Portfolio underperformed the Bloomberg Fixed Maturity (2024) Zero Coupon Swaps Index and outperformed both the Bloomberg US Aggregate Bond Index and the Bloomberg US Government/Credit Index. Prior to April 25, 2022, the Portfolio’s primary benchmark was the Bloomberg US Government/Credit Index. Effective April 25, 2022, the Portfolio’s primary benchmark is the Bloomberg US Aggregate Bond Index. This change coincides with the Portfolios investing in the new AST Target Maturity Central Portfolio and the broader diversification that these investments will bring.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of the reporting period as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads, including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS), also widened. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2024	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the combined impact of the Portfolio’s duration and yield curve strategies detracted from the Portfolio’s performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Overall sector allocation also detracted from the Portfolio’s performance, including overweights relative to the benchmark index in investment-grade corporate bonds, emerging markets debt, and CMBS. Overall security selection contributed to the Portfolio’s performance, with a position in the AST Target Maturity Central Portfolio as well as selection in emerging markets, CLOs, and CMBS contributing the most. This was partially offset by selection in US Treasuries, which detracted from the Portfolio’s performance. Within credit, the Portfolio benefited from positions in foreign non-corporate bonds, chemicals, and upstream energy. Selection in real estate investment trusts and property & casualty detracted from the Portfolio’s performance.

During the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on the Portfolio’s performance during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the reporting period.

As of April 25, 2022, the Portfolio gains market exposure by investing approximately 95% of its assets in the AST Target Maturity Central Portfolio (the Central Portfolio) under normal market conditions, with the remaining 5% allocated to a target duration overlay sleeve for liquidity. Prior to April 25, 2022, the Portfolio gained market exposure through direct investments in securities rather than investments in the Central Portfolio.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2024 (As of 12/31/2022)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Core Bond	88.7%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar.

AST Bond Portfolio 2025	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	-8.74%	1.27%	3.00%
Bloomberg Fixed Maturity (2025) Zero Coupon Swaps Index	-7.50	1.17	3.27
Bloomberg US Aggregate Bond Index	-13.01	0.02	1.40
Bloomberg US Government/Credit Index	-13.58	0.21	1.56

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Bond Portfolio 2025 returned -8.74%. The Portfolio underperformed the Bloomberg Fixed Maturity (2025) Zero Coupon Swaps Index and outperformed both the Bloomberg US Aggregate Bond Index and the Bloomberg US Government/Credit Index. Prior to April 25, 2022, the Portfolio’s primary benchmark was the Bloomberg US Government/Credit Index. Effective April 25, 2022, the Portfolio’s primary benchmark is the Bloomberg US Aggregate Bond Index. This change coincides with the Portfolios investing in the new AST Target Maturity Central Portfolio and the broader diversification that these investments will bring.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of the reporting period as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads, including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS), also widened. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2025	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the combined impact of the Portfolio’s duration and yield curve strategies detracted from the Portfolio’s performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Overall sector allocation also detracted from the Portfolio’s performance, with positioning in interest rate swaps and an overweight relative to the benchmark index in investment-grade corporate bonds detracting the most. Overall security selection contributed to the Portfolio’s outperformance, with a position in the AST Target Maturity Central Portfolio as well as selection in US Treasuries, investment-grade corporate bonds, and CMBS contributing the most. Within credit, the Portfolio benefited from positions in telecom, banking, and electric utilities.

During the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on the Portfolio’s performance during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the reporting period.

As of April 25, 2022, the Portfolio gains market exposure by investing approximately 95% of its assets in the AST Target Maturity Central Portfolio (the Central Portfolio) under normal market conditions, with the remaining 5% allocated to a target duration overlay sleeve for liquidity. Prior to April 25, 2022, the Portfolio gained market exposure through direct investments in securities rather than investments in the Central Portfolio.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2025 (As of 12/31/2022)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Core Bond	91.3%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar.

AST Bond Portfolio 2026	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	-10.69%	0.69%	1.14%
Bloomberg Fixed Maturity (2026) Zero Coupon Swaps Index	-9.10	1.01	1.63
Bloomberg US Aggregate Bond Index	-13.01	0.02	0.85
Bloomberg US Government/Credit Index	-13.58	0.21	1.02

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Bond Portfolio 2026 returned -10.69%. The Portfolio underperformed the Bloomberg Fixed Maturity (2026) Zero Coupon Swaps Index and outperformed both the Bloomberg US Aggregate Bond Index and the Bloomberg US Government/Credit Index. Prior to April 25, 2022, the Portfolio’s primary benchmark was the Bloomberg US Government/Credit Index. Effective April 25, 2022, the Portfolio’s primary benchmark is the Bloomberg US Aggregate Bond Index. This change coincides with the Portfolios investing in the new AST Target Maturity Central Portfolio and the broader diversification that these investments will bring.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of the reporting period as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads, including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS), also widened. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2026	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, overall sector allocation was the largest detractor from the Portfolio’s performance, with positioning in interest rate swaps and overweights relative to the benchmark index in investment-grade corporate bonds and CMBS detracting the most. Overall security selection contributed to the Portfolio’s performance, with a position in the AST Target Maturity Central Portfolio as well as selection in US Treasuries, CMBS, and investment-grade corporate bonds contributing the most. Within credit, the Portfolio benefited from positions in electric utilities, healthcare & pharmaceuticals, and telecom. Selection in banking detracted from the Portfolio’s performance. The combined impact of the Portfolio’s duration and yield curve strategies also detracted from the Portfolio’s performance during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

During the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on the Portfolio’s performance during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the reporting period.

As of April 25, 2022, the Portfolio gains market exposure by investing approximately 95% of its assets in the AST Target Maturity Central Portfolio (the Central Portfolio) under normal market conditions, with the remaining 5% allocated to a target duration overlay sleeve for liquidity. Prior to April 25, 2022, the Portfolio gained market exposure through direct investments in securities rather than investments in the Central Portfolio.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2026 (As of 12/31/2022)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Core Bond	92.3%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar.

AST Bond Portfolio 2027	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	-12.70%	0.37%	0.73%
Bloomberg Fixed Maturity (2027) Zero Coupon Swaps Index	-10.68	0.85	1.20
Bloomberg US Aggregate Bond Index	-13.01	0.02	0.89
Bloomberg US Government/Credit Index	-13.58	0.21	1.14

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/04/2016. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Bond Portfolio 2027 returned -12.70%. The Portfolio underperformed the Bloomberg Fixed Maturity (2027) Zero Coupon Swaps Index and outperformed both the Bloomberg US Aggregate Bond Index and the Bloomberg US Government/Credit Index. Prior to April 25, 2022, the Portfolio’s primary benchmark was the Bloomberg US Government/Credit Index. Effective April 25, 2022, the Portfolio’s primary benchmark is the Bloomberg US Aggregate Bond Index. This change coincides with the Portfolios investing in the new AST Target Maturity Central Portfolio and the broader diversification that these investments will bring.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of the reporting period as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads, including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS), also widened. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2027	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

During the period, overall sector allocation was the largest detractor from the Portfolio’s performance, with positioning in interest rate swaps and overweights relative to the benchmark index in investment-grade corporate bonds, CMBS, and municipal bonds detracting the most. Overall security selection contributed to the Portfolio’s performance, with a position in the AST Target Maturity Central Portfolio as well as selection in US Treasuries, agency securities, and municipal bonds contributing the most. Selection in asset-backed securities detracted from the Portfolio’s performance. Within credit, the Portfolio benefited from positions in foreign non-corporate bonds, electric utilities, and property & casualty. Selection in banking and automotive detracted from the Portfolio’s performance. The combined impact of the Portfolio’s duration and yield curve strategies also detracted from the Portfolio’s performance for the period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

During the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on the Portfolio’s performance during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the reporting period.

As of April 25, 2022, the Portfolio gains market exposure by investing approximately 95% of its assets in the AST Target Maturity Central Portfolio (the Central Portfolio) under normal market conditions, with the remaining 5% allocated to a target duration overlay sleeve for liquidity. Prior to April 25, 2022, the Portfolio gained market exposure through direct investments in securities rather than investments in the Central Portfolio.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2027 (As of 12/31/2022)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Core Bond	93.5%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar.

AST Bond Portfolio 2028	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	-14.05%	0.58%	0.85%
Bloomberg Fixed Maturity (2028) Zero Coupon Swaps Index	-12.23	0.69	1.00
Bloomberg US Aggregate Bond Index	-13.01	0.02	0.60
Bloomberg US Government/Credit Index	-13.58	0.21	0.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/03/2017. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Bond Portfolio 2028 returned -14.05%. The Portfolio underperformed the Bloomberg Fixed Maturity (2028) Zero Coupon Swaps Index, the Bloomberg US Aggregate Bond Index, and the Bloomberg US Government/Credit Index. Prior to April 25, 2022, the Portfolio’s primary benchmark was the Bloomberg US Government/Credit Index. Effective April 25, 2022, the Portfolio’s primary benchmark is the Bloomberg US Aggregate Bond Index. This change coincides with the Portfolios investing in the new AST Target Maturity Central Portfolio and the broader diversification that these investments will bring.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of the reporting period as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads, including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS), also widened. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2028	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, overall sector allocation was the largest detractor from the Portfolio’s performance, with positioning in interest rate swaps and overweights relative to the benchmark index in investment-grade corporate bonds and CMBS detracting the most. Overall security selection contributed to the Portfolio’s performance, with a position in the AST Target Maturity Central Portfolio as well as selection in US Treasuries and CMBS contributing the most. Selection in investment-grade corporate bonds detracted from the Portfolio’s performance. Within credit, the Portfolio benefited from positions in healthcare & pharmaceuticals. Selection in banking and automotive detracted from the Portfolio’s performance. The combined impact of the Portfolio’s duration and yield curve strategies also detracted from the Portfolio’s performance for the reporting period.

(Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) During the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on the Portfolio’s performance during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the reporting period.

As of April 25, 2022, the Portfolio gains market exposure by investing approximately 95% of its assets in the AST Target Maturity Central Portfolio (the Central Portfolio) under normal market conditions, with the remaining 5% allocated to a target duration overlay sleeve for liquidity. Prior to April 25, 2022, the Portfolio gained market exposure through direct investments in securities rather than investments in the Central Portfolio.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2028 (As of 12/31/2022)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Core Bond	95.0%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar.

AST Bond Portfolio 2029	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	-15.97%	0.61%
Bloomberg Fixed Maturity (2029) Zero Coupon Swaps Index	-13.65	0.55
Bloomberg US Aggregate Bond Index	-13.01	0.02
Bloomberg US Government/Credit Index	-13.58	0.21

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2018. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Bond Portfolio 2029 returned -15.97%. The Portfolio underperformed the Bloomberg Fixed Maturity (2029) Zero Coupon Swaps Index, the Bloomberg US Aggregate Bond Index, and the Bloomberg US Government/Credit Index. Prior to April 25, 2022, the Portfolio’s primary benchmark was the Bloomberg US Government/Credit Index. Effective April 25, 2022, the Portfolio’s primary benchmark is the Bloomberg US Aggregate Bond Index. This change coincides with the Portfolios investing in the new AST Target Maturity Central Portfolio and the broader diversification that these investments will bring.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of the reporting period as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads, including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS), also widened. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2029	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, overall sector allocation was the largest detractor from the Portfolio’s performance, with positioning in interest rate swaps and overweights relative to the benchmark index in investment-grade corporate bonds, municipal bonds, and CMBS detracting the most. Overall security selection contributed to the Portfolio’s performance, with a position in the AST Target Maturity Central Portfolio as well as selection in municipal bonds, agency securities, and CMBS contributing the most. Selection in US Treasuries detracted from the Portfolio’s performance. Within credit, the Portfolio benefited from positions in foreign non-corporate bonds and airlines. Selection in banking detracted from the Portfolio’s performance. The combined impact of the Portfolio’s duration and yield curve strategies also detracted from the Portfolio’s performance for the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

During the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on the Portfolio’s performance during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the reporting period.

As of April 25, 2022, the Portfolio gains market exposure by investing approximately 95% of its assets in the AST Target Maturity Central Portfolio (the Central Portfolio) under normal market conditions, with the remaining 5% allocated to a target duration overlay sleeve for liquidity. Prior to April 25, 2022, the Portfolio gained market exposure through direct investments in securities rather than investments in the Central Portfolio.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2029 (As of 12/31/2022)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Core Bond	94.4%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar.

AST Bond Portfolio 2030	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	-17.13%	0.99%
Bloomberg Fixed Maturity (2030) Zero Coupon Swaps Index	-15.09	0.79
Bloomberg US Aggregate Bond Index	-13.01	0.03
Bloomberg US Government/Credit Index	-13.58	0.37

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Bond Portfolio 2030 returned -17.13%. The Portfolio underperformed the Bloomberg Fixed Maturity (2030) Zero Coupon Swaps Index, the Bloomberg US Aggregate Bond Index, and the Bloomberg US Government/Credit Index. Prior to April 25, 2022, the Portfolio’s primary benchmark was the Bloomberg US Government/Credit Index. Effective April 25, 2022, the Portfolio’s primary benchmark is the Bloomberg US Aggregate Bond Index. This change coincides with the Portfolios investing in the new AST Target Maturity Central Portfolio and the broader diversification that these investments will bring.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of the reporting period as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads, including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS), also widened. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2030	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, overall sector allocation was the largest detractor from the Portfolio’s performance, with positioning in interest rate swaps and overweights relative to the benchmark index in investment-grade corporate bonds, municipal bonds, and CMBS detracting the most. Overall security selection also detracted from the Portfolio’s performance, with selection in US Treasuries and investment-grade corporate bonds detracting the most. This was partially offset by the Portfolio’s position in the AST Target Maturity Central Portfolio, as well as selection in municipal bonds, agency securities, and CMBS, all of which contributed to the Portfolio’s performance. Within credit, the Portfolio benefited from positions in foreign non-corporate bonds, upstream energy, and electric utilities. Selection in banking detracted from the Portfolio’s performance. The Portfolio’s yield curve strategies contributed to the Portfolio’s performance while duration positioning detracted from the Portfolio’s performance for the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

During the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on the Portfolio’s performance during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the reporting period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of the CDX had a positive impact on the Portfolio’s performance for the reporting period.

As of April 25, 2022, the Portfolio gains market exposure by investing approximately 95% of its assets in the AST Target Maturity Central Portfolio (the Central Portfolio) under normal market conditions, with the remaining 5% allocated to a target duration overlay sleeve for liquidity. Prior to April 25, 2022, the Portfolio gained market exposure through direct investments in securities rather than investments in the Central Portfolio.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2030 (As of 12/31/2022)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Core Bond	93.7%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar.

AST Bond Portfolio 2031	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	-18.74%	-4.32%
Bloomberg Fixed Maturity (2031) Zero Coupon Swaps Index	-16.61	-3.39
Bloomberg US Aggregate Bond Index	-13.01	-2.71
Bloomberg US Government/Credit Index	-13.58	-2.57

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2020. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Bond Portfolio 2031 returned -18.74%. The Portfolio underperformed the Bloomberg Fixed Maturity (2031) Zero Coupon Swaps Index, the Bloomberg US Aggregate Bond Index, and the Bloomberg US Government/Credit Index. Prior to April 25, 2022, the Portfolio’s primary benchmark was the Bloomberg US Government/Credit Index. Effective April 25, 2022, the Portfolio’s primary benchmark is the Bloomberg US Aggregate Bond Index. This change coincides with the Portfolios investing in the new AST Target Maturity Central Portfolio and the broader diversification that these investments will bring.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of the reporting period as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads, including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS), also widened. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2031	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, overall sector allocation was the largest detractor from the Portfolio’s performance, with positioning in interest rate swaps and overweights relative to the benchmark index in investment-grade corporate bonds, CMBS, agency securities, and municipal bonds detracting the most. Overall security selection, including selection in US Treasuries, investment-grade corporate bonds, and asset-backed securities, also detracted from the Portfolio’s performance. This was partially offset by the Portfolio’s position in the AST Target Maturity Central Portfolio as well as selection in agency securities and municipal bonds, all of which contributed to the Portfolio’s performance. Within credit, the Portfolio benefited from positions in upstream energy and foreign non-corporate bonds. Selection in banking, technology, and healthcare & pharmaceuticals detracted from the Portfolio’s performance. The combined impact of the Portfolio’s duration and yield curve strategies also detracted from the Portfolio’s performance for the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

During the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on the Portfolio’s performance during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the reporting period.

As of April 25, 2022, the Portfolio gains market exposure by investing approximately 95% of its assets in the AST Target Maturity Central Portfolio (the Central Portfolio) under normal market conditions, with the remaining 5% allocated to a target duration overlay sleeve for liquidity. Prior to April 25, 2022, the Portfolio gained market exposure through direct investments in securities rather than investments in the Central Portfolio.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2031 (As of 12/31/2022)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Core Bond	94.8%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar.

AST Bond Portfolio 2032	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	-20.17%	-13.11%
Bloomberg Fixed Maturity (2032) Zero Coupon Swaps Index	-17.99	-11.49
Bloomberg US Aggregate Bond Index	-13.01	-7.45
Bloomberg US Government/Credit Index	-13.58	-7.85

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/04/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Bond Portfolio 2032 returned -20.17%. The Portfolio underperformed the Bloomberg Fixed Maturity (2032) Zero Coupon Swaps Index, the Bloomberg US Aggregate Bond Index, and the Bloomberg US Government/Credit Index. Prior to April 25, 2022, the Portfolio’s primary benchmark was the Bloomberg US Government/Credit Index. Effective April 25, 2022, the Portfolio’s primary benchmark is the Bloomberg US Aggregate Bond Index. This change coincides with the Portfolios investing in the new AST Target Maturity Central Portfolio and the broader diversification that these investments will bring.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of the reporting period as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads, including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS), also widened. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2032	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, overall sector allocation was the largest detractor from the Portfolio’s performance, with positioning in interest rate swaps and overweights relative to the benchmark index in investment-grade corporate bonds, CMBS, CLOs, and agency securities detracting the most. Overall security selection, including selection in US Treasuries, investment-grade corporate bonds, and asset-backed securities, also detracted from the Portfolio’s performance. This was partially offset by the Portfolio’s position in the AST Target Maturity Central Portfolio as well as selection in CMBS and municipal bonds, all of which contributed to the Portfolio’s performance. Within credit, the Portfolio benefited from positions in foreign non-corporate bonds. Selection in banking, healthcare & pharmaceuticals, and automotive detracted from the Portfolio’s performance. The Portfolio’s yield curve strategies detracted from the Portfolio’s performance for the reporting period while its duration positioning contributed to the Portfolio’s. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

During the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on the Portfolio’s performance during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the reporting period.

As of April 25, 2022, the Portfolio gains market exposure by investing approximately 95% of its assets in the AST Target Maturity Central Portfolio (the Central Portfolio) under normal market conditions, with the remaining 5% allocated to a target duration overlay sleeve for liquidity. Prior to April 25, 2022, the Portfolio gained market exposure through direct investments in securities rather than investments in the Central Portfolio.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2032 (As of 12/31/2022)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Core Bond	94.6%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar.

AST Bond Portfolio 2033	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	-20.50%
Bloomberg Fixed Maturity (2033) Zero Coupon Swaps Index	-19.41
Bloomberg US Aggregate Bond Index	-13.01
Bloomberg US Government/Credit Index	-13.58

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/03/2022. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Bond Portfolio 2033 returned -20.50%. The Portfolio underperformed the Bloomberg Fixed Maturity (2033) Zero Coupon Swaps Index, the Bloomberg US Aggregate Bond Index, and the Bloomberg US Government/Credit Index. Prior to April 25, 2022, the Portfolio’s primary benchmark was the Bloomberg US Government/Credit Index. Effective April 25, 2022, the Portfolio’s primary benchmark is the Bloomberg US Aggregate Bond Index. This change coincides with the Portfolios investing in the new AST Target Maturity Central Portfolio and the broader diversification that these investments will bring.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of the reporting period as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads, including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS), also widened. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2033	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, overall sector allocation was the largest detractor from the Portfolio’s performance, with positioning in interest rate swaps and overweights relative to the benchmark index in investment-grade corporate bonds and CMBS detracting the most. Overall security selection also detracted from the Portfolio’s performance, with selection in US Treasuries and investment-grade corporate bonds detracting the most. This was partially offset by the Portfolio’s position in the AST Target Maturity Central Portfolio as well as selection in CMBS, which contributed to the Portfolio’s performance. Within credit, selection in banking, healthcare & pharmaceuticals, and automotive detracted from the Portfolio’s performance. The Portfolio’s yield curve strategies detracted from the Portfolio’s performance for the reporting period while its duration positioning contributed to the Portfolio’s performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

During the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on the Portfolio’s performance during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the reporting period.

As of April 25, 2022, the Portfolio gains market exposure by investing approximately 95% of its assets in the AST Target Maturity Central Portfolio (the Central Portfolio) under normal market conditions, with the remaining 5% allocated to a target duration overlay sleeve for liquidity. Prior to April 25, 2022, the Portfolio gained market exposure through direct investments in securities rather than investments in the Central Portfolio.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2033 (As of 12/31/2022)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Core Bond	93.3%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar.

AST Core Fixed Income Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	-16.29%	-0.58%	1.50%
Bloomberg US Aggregate Bond Index	-13.01	0.02	1.06

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Core Fixed Income Portfolio returned -16.29%. The Portfolio underperformed the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession. In all, the reporting period was historically challenging for both global equities and fixed income.

Hawkish central banks led to a sharp rise in global government bond yields, putting downward pressure on investment-grade bond prices, with the Bloomberg Global Aggregate Index declining 13.02%. (Hawkish tends to suggest higher interest rates, opposite of dovish.) At the same time, global recession fears pushed credit spreads (yield differentials) wider, leading to losses for riskier high yield bonds, which declined 12.71% as measured by the Bloomberg Global High Yield Index. US fixed income markets experienced a similar decline, as the Federal Reserve raised the federal funds target rate at the fastest pace in decades. The result was a 13.01% decline in the Bloomberg US Aggregate Bond index.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the most significant detractor from the Portfolio’s performance was the Portfolio’s interest rates positioning. While yield curve positioning contributed positively to the Portfolio’s performance as the curve flattened, the Portfolio’s long-duration positioning detracted as yields rose meaningfully along the curve. (Duration is a measure of a bond portfolio or debt security’s price sensitivity to interest rate changes over time.)

Individual security selection and sector allocation added to the Portfolio’s performance for the reporting period. The most significantly positive contributor was the Portfolio’s overweight exposure versus its benchmark index in emerging markets debt, mainly because of favorable local currency exposures that provided an offset to headwinds. This included spread widening in US dollar-denominated emerging markets debt and the sell-off in Russian bonds due to Russia’s invasion of Ukraine. Positioning in investment-grade corporates detracted from results. The Portfolio’s tactical positioning in agency mortgage-backed securities contributed positively, as the Portfolio reduced its underweight position amid spread widening during the reporting period. Conversely, the Portfolio’s allocation to structured finance sectors—particularly collateralized loan obligations, commercial mortgage-backed securities, and asset-backed securities—hurt relative performance as interest rate volatility spiked. Exposures to non-US developed market bonds and high yield corporate bonds also detracted from the Portfolio’s performance, as the US dollar strengthened against most developed markets currencies and high-yield corporate bond spreads widened during the reporting period.

During the reporting period, the Portfolio used derivatives primarily to manage duration and yield curve exposure and to gain exposure more efficiently to certain sectors. The types of derivatives held included interest rate swaps, Treasury bond futures, options, and credit derivatives. The Portfolio’s derivative holdings had a minor effect on the Portfolio’s performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Core Fixed Income Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Core Fixed Income (As of 12/31/2022)

Credit Quality	% of Total Investments

AAA	37.1%

AA	31.1%

A	11.3%

BBB	20.3%

BB	3.6%

B	1.4%

CCC and Below	0.3%

NR	0.9%

Cash/Cash Equivalents	-6.0%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Government Money Market Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1 Year	5 Years	10 Years	7-DAY CURRENT NET YIELD*
Portfolio	3.79%	1.22%	0.89%	0.48%
Lipper US Government Money Market Index	N/A	1.18	0.91	0.51

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

* Source: The iMoneyNet Govt & Agency Retail Average is comprised of 167 funds. The weekly 7-day current net yields of the Government Money Market Portfolio and the iMoneyNet Govt & Agency Retail Average universe are as of 12/31/2022.

An investment in the AST Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

For the year ended December 31, 2022, the AST Government Money Market Portfolio returned 1.22%. The Portfolio outperformed the Lipper US Government Money Market Index.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) The 10-year/2-year Treasury spread declined from 0.78% on December 31, 2021, to -0.54% at the end of the reporting period, while the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the period. At the same time, the yield on the 3-month Treasury bill rose from 0.05% to 4.42%, while the 3-month LIBOR (London Interbank Offered Rate) and SOFR (Secured Overnight Financing Rate) rose 455 bps and 425 bps, respectively, to end the reporting period at 4.77% and 4.30%. In the short-term credit markets, investment-grade credit spreads widened during the reporting period. The Bloomberg 1-3 Year Credit Index, a proxy for the short-term spread market, underperformed short-duration Treasuries by 0.10% during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio’s weighted average maturity (the weighted average amount of time until a portfolio of debt securities matures) remained shorter than peers during almost all of the reporting period before extending over the period’s final weeks as it became clear the Fed was nearing the end of its tightening cycle. The Portfolio’s weighted average life (the average length of time that each dollar of unpaid principal on a loan remains outstanding) began the reporting period shorter than peers but extended in the middle of the second quarter of the period and remained longer than peers throughout most of the remainder of the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Government Money Market Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

To take advantage of changing relative value between the sectors, the Portfolio shifted its positioning in agency discount notes, repurchase agreements, and US Treasuries throughout the reporting period. During the period, the Portfolio increased its positions in floating rate agency securities and agency discount notes, while reducing its position in short, fixed-rate US Treasuries to offset that trade.

Additionally, the Portfolio took advantage of changing floating rate spreads and shifted positioning across SOFR floaters accordingly. (Floaters are bonds or other types of debt whose coupon rate changes with short-term interest rates.)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Government Money Market (As of 12/31/2022)

Ten Largest Holdings	Interest Rate	Maturity Date	% of Net Assets

Federal Home Loan Bank	4.289%	02/17/2023	3.7%

Federal Home Loan Bank	4.110%	01/27/2023	2.4%

Federal Home Loan Bank	4.228%	02/08/2023	1.9%

Federal Home Loan Bank	4.360%	06/06/2023	1.9%

Federal Home Loan Bank	4.340%	02/10/2023	1.9%

Federal Home Loan Bank	4.320%	01/12/2023	1.9%

Federal Home Loan Bank	4.360%	05/01/2023	1.9%

Federal Home Loan Bank	4.365%	05/08/2023	1.9%

Federal Home Loan Bank	4.400%	02/22/2023	1.9%

Federal Home Loan Bank	4.417%	03/01/2023	1.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only short-term investments.

AST High Yield Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	-11.51%	1.76%	3.68%
Bloomberg US Corporate High Yield 2% Issuer Capped Index	-11.18	2.30	4.03
ICE BofA US High Yield Master II Index	-11.22	2.12	3.94

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST High Yield Portfolio returned -11.51%. The Portfolio underperformed both the Bloomberg US Corporate High Yield 2% Issuer Capped Index and the ICE BofA US High Yield Master II Index.

What were market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession. In all, the reporting period was historically challenging for both global equities and fixed income.

Hawkish central banks led to a sharp rise in global government bond yields, putting downward pressure on investment-grade bond prices, with the Bloomberg Global Aggregate Index declining 13.02%. (Hawkish tends to suggest higher interest rates, opposite of dovish.) At the same time, global recession fears pushed credit spreads (yield differentials) wider, leading to losses for riskier high yield bonds, which declined 12.71% as measured by the Bloomberg Global High Yield Index. US fixed income markets experienced a similar decline, as the US Federal Reserve raised the federal funds target rate at the fastest pace in decades. The result was a 13.01% decline in the Bloomberg US Aggregate Bond index.

For the reporting period, the Bloomberg US Corporate High Yield 2% Issuer Capped Index (the Index) returned -11.18%, while its yield more than doubled to nearly 9%. This retracement, on the back of widening spreads but largely driven by interest rate increases, was the second-worst calendar-year return in high yield bond market history. Default rates rose from record lows in 2021, but still ended the reporting period at a modest level and well below the long-term average of more than 3%, according to JPMorgan. After record amounts of high yield issuance over the previous two years ($483 billion in 2021 and $450 billion in 2020), the new-issuance market slowed materially in 2022, down nearly 80% to $107 billion. From a quality perspective, higher-quality (BB-rated and B-rated) credits significantly outperformed their lower-quality (CCC-rated) counterparts during the reporting period, as investors favored the perceived security of higher-rated high yield credits. In the reporting period, energy was among the best-performing sectors in the Index, along with the materials and industrials sectors.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio underperformed the Index, chiefly because of issue selection and most notably in the second half of the reporting period. Partially offsetting this underperformance was the Portfolio’s modestly shorter duration, which helped its performance in a rising interest rate and negative return environment. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Additionally, from a beta perspective, having less risk, on average, in the Portfolio relative to the Index added to returns during the reporting period. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

From a security selection perspective, the Portfolio’s investments in the telecom, media & entertainment, pharmaceuticals, and electric utilities sectors detracted from its relative performance. Positioning in names such as Digicel International and Diamond Sports Group LLC was particularly detrimental, as was exposure to names such as Bausch Health Companies Inc., Heritage Power LLC, and GenOn Holdings, Inc.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST High Yield Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

While not sufficient to offset the aforementioned detractors, security selection in the cable satellite, energy, and retailers & restaurants sectors was strong. For instance, positions in individual names such as Chord Energy Corp., Chesapeake Energy Corp., and Ferrell Gas were particularly helpful. The Portfolio also benefited from the avoidance of some of the reporting period’s worst-performing issues, including Carvana Co., Ligado Networks, and VEON Ltd.

During the reporting period, the Portfolio’s PGIM sleeve used US Treasury futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. Futures contributed positively to the Portfolio’s performance during the reporting period. The PGIM sleeve also used credit derivatives to manage the overall risk profile, which had a positive impact on the Portfolio’s performance. The JPMorgan sleeve did not use derivatives during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST High Yield (As of 12/31/2022)

Credit Quality	% of Total Investments

AAA	6.7%

BBB	1.3%

BB	34.3%

B	38.6%

CCC and Below	10.8%

NR	3.7%

Cash/Cash Equivalents	4.6%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Investment Grade Bond Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	-13.82%	1.73%	2.16%
Bloomberg US 5-10 Year Government/Credit Bond Index	-13.13	0.54	1.41

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Investment Grade Bond Portfolio returned -13.82%. The Portfolio underperformed the Bloomberg US 5-10 Year Government/Credit Bond Index.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of the reporting period as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads, including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS), also widened. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, duration positioning was the largest contributor to the Portfolio’s underperformance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) The Portfolio’s yield curve positioning also detracted from performance. Individual issue selection and sector allocation both contributed to performance. The Portfolio’s position in the AST PGIM Fixed Income Central Portfolio as well as selection in investment-grade corporate bonds, high yield corporate bonds, US Treasuries, and CMBS contributed. This was partially offset by selection in MBS, which detracted from performance. Within sector allocation, an overweight to MBS and an underweight to investment-grade corporate bonds

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Investment Grade Bond Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

relative to the benchmark index contributed to the Portfolio’s performance. Overweights to CMBS, high yield corporate bonds, municipal bonds, and CLOs detracted from the Portfolio’s performance. Within credit, the Portfolio benefited from positions in electric utilities, banking, and midstream energy. Selection in media & entertainment, foreign non-corporate bonds, and consumer non-cyclicals detracted from the Portfolio’s performance.

During the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had no impact on the Portfolio’s performance during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the reporting period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX contributed to performance for the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Investment Grade Bond (As of 12/31/2022)

Credit Quality	% of Total Investments

AAA	43.4%

AA	1.4%

A	27.3%

BBB	14.1%

BB	0.4%

NR	0.2%

Cash/Cash Equivalents	13.2%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST MFS Growth Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	-17.88%	3.13%	5.76%
Blended Index	-16.37	5.74	8.36
S&P 500 Index	-18.10	9.42	12.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST MFS Growth Allocation Portfolio returned -17.88%. The Portfolio underperformed the Blended Index and outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

During calendar-year 2022 (the reporting period), markets grappled with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent COVID-19 flare-ups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where COVID-19 has been better contained led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, drove additional supply-chain disruptions and volatile global energy prices. Taken together, these factors contributed to market volatility.

The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global economic growth slowdowns, if not pullbacks, so policymakers often find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused during the reporting period on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The US Federal Reserve was among the most aggressive developed market central banks during the reporting period, tightening monetary policy at the fastest rate in decades, although it slowed its hiking pace at the end of the reporting period, as did the European Central Bank. After remaining on the monetary sidelines for much of the reporting period, the Bank of Japan widened its yield-curve- control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, which investors seemed to interpret as a first step toward monetary policy normalization.

Amid an environment of still-tight labor markets, tighter global financial conditions, and volatile materials prices, investor anxiety appeared to have increased over the potential for corporate profit margins to be past peak for this cycle. That said, tentative signs that supply-chain bottlenecks, particularly for semiconductors, may be moderating, the easing of COVID-19 restrictions in China, low levels of unemployment across developed markets, and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop toward the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

Within the bond segment of the Portfolio, exposure to the MFS Emerging Markets Debt strategy detracted from relative results, as it was roughly half of the Portfolio’s bond allocation, and emerging market debt underperformed the broader fixed income market during the reporting period.

Emerging market equities, led by the Portfolio’s exposure to the MFS Emerging Markets Equity strategy, was a detractor within the international stock segment of the Portfolio, as emerging market equities underperformed developed market equities during the reporting period. Value stocks broadly outperformed growth stocks during the period, so the allocation to the MFS International Large Cap Value strategy was beneficial but was offset by the allocation to the MFS International Growth strategy. In terms of manager selection, the strong relative performance of the MFS International Growth strategy benefited

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST MFS Growth Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

the portfolio, as this strategy outpaced its benchmark—the MSCI All Country World Ex USA Growth Index. That strong relative performance was offset by weaker relative performance of both the MFS International Large Cap Value strategy and the MFS Research International strategy, which declined more than their benchmarks—the MSCI EAFE Value Index and the MSCI EAFE Index, respectively.

Within the US stock segment of the Portfolio, exposure to growth-oriented strategies, particularly MFS Growth and MFS Mid Cap Growth, detracted from relative results, and more than offset the positive contribution stemming from strong relative performance of value-oriented strategies, in particular the MFS Value strategy.

The Portfolio’s exposure to the MFS Global Real Estate strategy also dampened relative results, as the strategy underperformed its respective benchmark during the reporting period.

The Portfolio’s liquidity allocation sleeve, which is equitized and comprised of broad equity market futures, was a positive contributor to relative results, as it performed a little better than the broader allocation of the Portfolio. The Portfolio holds this allocation to provide liquidity when needed.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST MFS Growth Allocation (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets

Microsoft Corp.	Software	1.5%

U.S. Treasury Notes, 4.250%, 09/30/24	U.S. Treasury Obligations	0.9%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.7%

Apple, Inc.	Technology Hardware, Storage & Peripherals	0.6%

Amazon.com, Inc.	Internet & Direct Marketing Retail	0.6%

Aon PLC (Class A Stock)	Insurance	0.5%

Nestle SA	Food Products	0.5%

Prologis, Inc.,	Equity Real Estate Investment Trusts (REITs)	0.5%

Visa, Inc. (Class A Stock)	IT Services	0.5%

MSCI, Inc.	Capital Markets	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Multi-Sector Fixed Income Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	-21.13%	-0.16%	2.07%
Blended Index	-20.09	-0.02	2.22
Bloomberg US Long Corporate Index	-25.62	-0.75	2.41

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 02/25/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Multi-Sector Fixed Income Portfolio returned -21.13%. The Portfolio underperformed the Blended Index and outperformed the Bloomberg US Long Corporate Index.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

US investment-grade corporate bond spreads widened and volatility remained high throughout the reporting period as corporate bonds were challenged by elevated inflationary pressures, a slower growth outlook, a softening earnings outlook, and higher event and geopolitical risk. That said, credit rating agency actions continued to be positive, fundamentals remained firm, and yields on US dollar-denominated corporate bonds remained attractive to non-US investors despite moderating demand due to increased hedging costs. Corporate bonds, as measured by the Bloomberg US Corporate Index, posted total returns and excess returns of -15.76% and -1.25%, respectively, over the reporting period. Long-maturity US corporate bonds underperformed, posting total returns and excess returns of 25.62% and -1.62%, respectively, during the reporting period. Securitized credit spreads, including commercial mortgage-backed securities (CMBS), also widened. Municipal bonds posted negative returns, as a combination of persistently high inflation and the Fed’s increasingly hawkish tone drove significant outflows from the asset class. Meanwhile, emerging market bonds posted negative total returns and their spreads widened as markets were pressured by tightening financial conditions and slowing economic growth in China and Europe.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Multi-Sector Fixed Income Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

An underweight relative to the benchmark index and security selection in investment-grade corporate bonds were the primary drivers of the Portfolio’s underperformance during the reporting period. Security selection in US Treasuries, along with overweights to CMBS and municipal bonds, also detracted from the Portfolio’s performance. An underweight to emerging markets debt, along with security selection in CMBS and municipal bonds, contributed to the Portfolio’s performance. Within credit, the Portfolio benefited from positioning in the telecom, upstream energy, technology, and downstream energy sectors. Meanwhile, positioning in the banking, healthcare & pharmaceuticals, chemicals, and media & entertainment sectors detracted from performance. From a single-name perspective, the Portfolio benefited from an overweight to Verizon Communications Inc. (telecom) and overweights to Occidental Petroleum Corp. (upstream energy) and AT&T Inc. (telecom). Overweights to Charter Communications, Inc. (cable & satellite), Viatris Inc. (healthcare & pharmaceuticals), and LyondellBasell Industries N.V. (chemicals) detracted from the Portfolio’s performance. The Portfolio’s duration positioning contributed to performance, while its yield curve positioning detracted. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

During the reporting period, the Portfolio used futures to manage the Fund’s interest rate risk, which is more efficient than managing interest rate risk through the purchases and sales of cash bonds. The use of futures had a negative impact on the Portfolio’s performance. The Portfolio also used foreign exchange forwards to hedge the currency risk on non-dollar holdings. The use of these derivatives had no impact on the Portfolio’s performance during the reporting period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX contributed to the Portfolio’s performance for the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Multi-Sector Fixed Income (As of 12/31/2022)

Credit Quality	% of Total Investments

AAA	10.6%

AA	5.3%

A	25.3%

BBB	54.8%

BB	2.7%

B	0.3%

NR	0.1%

Cash/Cash Equivalents	0.9%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Quantitative Modeling Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	-18.75%	3.46%	6.88%
Blended Index	-16.65	5.86	8.46
S&P 500 Index	-18.10	9.42	12.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Quantitative Modeling Portfolio returned -18.75%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession.

Equity markets were under pressure for most of the reporting period. In the US, the S&P 500 Index declined 18.10%, its worst year since the Global Financial Crisis of 2008. Growth stocks endured an especially difficult year, with the Russell 1000 Growth Index declining 29.14% during the reporting period as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. Additionally, international developed equities declined 14.01%, as measured by the MSCI EAFE Index (GD), and emerging markets equities fell 19.74%, as measured by the MSCI Emerging Markets Index (GD).

The US Federal Reserve raised the federal funds rate at the fastest pace in decades during the reporting period. The result was a 13.01% decline in the Bloomberg US Aggregate Bond Index for the reporting period. Hawkish global central banks also put downward pressure on investment-grade bond prices, with the Bloomberg Global Aggregate Index declining 13.02% during the reporting period. (Hawkish tends to suggest higher interest rates, opposite of dovish.) At the same time, spread widening, or greater yield differentials to government bonds, led to losses for riskier high yield bonds, which declined 12.71%, as measured by the Bloomberg Global High Yield Index.

What strategies or holdings affected the Portfolio’s performance?*

Because of the equity market decline during the reporting period, the Portfolio had sizeable allocations to defensive stocks. These allocations at times detracted from performance given the Portfolio’s various allocation considerations, including during March 2022 and October 2022 when the equity market saw significant and sharp rebounds that worked against the more defensively positioned Portfolio. Within the core portion of the Portfolio, a general underweight to fixed income assets relative to the Portfolio’s blended benchmark index—which is composed of 60% Russell 3000 Index, 15% MSCI EAFE Index, and 25% Bloomberg US Aggregate Bond Index—detracted from returns, as bonds generally outperformed equities during the reporting period. An out-of-index position in emerging market equities also hurt performance. Other out-of-index positions benefited the Portfolio and mitigated some of the negative impact. For example, the Portfolio was helped by an out-of-index allocation to global natural resources stocks, which posted large relative positive returns during the reporting period amid strength in the energy and materials sectors. An allocation to high yield bonds was also additive as they outperformed the Bloomberg US Aggregate Bond Index for the reporting period.

In terms of the Portfolio’s underlying strategies, the AST Large Cap Growth sleeve faced headwinds. Growth equities tend to be susceptible to performance challenges in a rising-interest-rate environment, which occurred during the reporting period. Notably, the Portfolio’s large-cap core sleeves, PGIM Quantitative Solutions 1% Tracking Error and AST Clearbridge Dividend Growth sleeves, held up during the volatility and were meaningfully positive contributors for the reporting period. The AST Large Cap Value sleeve was also additive and mitigated some of the negative impact from the growth equity portion of the

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Quantitative Modeling Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Portfolio. The AST PGIM Fixed Income Core Bond sleeve underperformed the Bloomberg US Aggregate Bond Index during the reporting period, driven by long-duration positioning in the beginning of the reporting period and also credit exposure, as most of the reporting period was marked by rising interest rates and investors avoiding risky assets.

During the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on the Portfolio’s performance during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had a negative impact on the Portfolio’s performance during the reporting period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX contributed to the Portfolio’s performance for the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Quantitative Modeling (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets

AST Global Bond Portfolio	Core Bond	6.3%

AST Large-Cap Value Portfolio	Large/Mid-Cap Value	5.5%

AST Large-Cap Growth Portfolio	Large/Mid-Cap Growth	5.0%

AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	2.1%

AST Small-Cap Value Portfolio	Small-Cap Value	1.8%

AST Small-Cap Growth Portfolio	Small-Cap Growth	1.7%

AST T. Rowe Price Natural Resources Portfolio	Sector	1.6%

Apple, Inc.	Technology Hardware, Storage & Peripherals	1.6%

AST International Value Portfolio	International Value	1.5%

Microsoft Corp.	Software	1.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Western Asset Emerging Markets Debt Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	-16.18%	-1.31%	0.21%
J.P. Morgan EMBI Global Index	-16.45	-1.00	1.35

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Western Asset Emerging Markets Debt Portfolio returned -16.18%. The Portfolio outperformed the J.P. Morgan EMBI Global Index.

What were the market conditions during the reporting period?

During calendar-year 2022 (the reporting period), risk assets fluctuated and bond yields rose, as global central banks aggressively hiked short-term interest rates in an effort to bring down high inflation. Credit spreads (yield differentials) widened and the US dollar surged, reaching multi-decade highs relative to other certain currencies. Geopolitical risks rapidly intensified with Russia’s invasion of Ukraine in February. In response, several United Nations (UN) countries announced a series of sanctions limiting overseas activities of Russian individuals and entities, including freezing the Russian central bank’s external reserve assets. As a result, Russian assets sold off sharply and many Russian and Russian-related securities became extremely illiquid. Additionally, the risk of an energy supply shock sent Brent crude oil prices surging over $100 per barrel and also renewed investor concerns about global growth, as much of the world was still recovering from the economic disruptions brought on by COVID-19 variants in late 2021.

Approximately 90 central banks raised interest rates during the reporting period, with approximately half electing to hike rates by at least 75 basis points (bps) at once. (One basis point equals 0.01%.) Emerging markets central banks, seeking to tame inflation and avoid falling behind the curve, aggressively tightened policy in advance of US Federal Reserve (the Fed) action. As a result, emerging markets central banks appeared to be closer to the end of their tightening cycles than developed market central banks by the end of the reporting period. The UN Conference on Trade and Development released its 2022 Trade and Development report, emphasizing that the Fed being overzealous in hiking rates would disproportionally impact poorer nations. As higher rates elevate the value of the US dollar, it becomes more challenging for foreign borrowers to pay back their US dollar-denominated debt, and the cost of imports from the US becomes more expensive.

The Chinese government’s zero-COVID policy, with mass testing and aggressive contact tracing measures to contain spread, continued to restrict mobility and economic activity. Given the impact of second-quarter 2022 Omicron variant lockdowns, the official narrative departed from the 5.5% gross domestic product (GDP) target first mentioned in early March. As expected, President Xi Jinping was confirmed for a historic third five-year term during the 20th National Party Congress. Meanwhile, COVID-19 restrictions continued to weigh on China’s economy, with third-quarter 2022 GDP registering at 3.9% year over year, significantly below both long-term trend growth and the official target set earlier in 2022. Markets reacted negatively to all government posts being populated by Xi loyalists, and there were concerns that Xi might continue with policies focused on reducing China’s exposure to foreign interests and influence at the expense of economic growth, with potentially negative consequences for private companies. Even as COVID-19 cases hit record highs in December 2022, China began dismantling its zero-COVID policy, as citizens expressed displeasure with local officials and the Communist Party. The state will no longer force people with mild cases to enter quarantine centers. The national health commission also said it will no longer track asymptomatic infections. Meanwhile, China’s top medical adviser, Zhong Nanshan, played down the risks of COVID-19, saying the fatality rate from the Omicron variant is in line with influenza. In December, Xi Jinping went to Saudi Arabia with the aim of strengthening coordination on energy policy. Xi stated that China will use the yuan to buy oil and gas from Saudi Arabia, saying China would “make full use of the Shanghai Petroleum and National Gas Exchange as a platform to carry out yuan settlement of oil and gas trade.”

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Western Asset Emerging Markets Debt Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

Security selection was a positive contributor to the Portfolio’s performance during the reporting period, while country allocation was a detractor. Within country allocation, the Portfolio’s zero weight relative to its benchmark index to Pakistan, Belarus, and Sri Lanka added strongly to returns. On the other hand, the Portfolio’s overweight relative to the index to Ukraine and Turkey detracted from performance. Even after Russian securities were marked to zero and removed from major indices in March 2022 (giving managers with Russian securities in their respective benchmarks a relative performance lift), the Portfolio’s country allocation to Russia was a detractor for the overall reporting period.

Within corporate industries, the Portfolio’s exposure to oil & gas was the largest detractor from returns, particularly exposure in Russia and Colombia. The Portfolio’s overweight positioning in Argentinian oil & gas issuer YPF S.A. and Qatari oil & gas issuer Qatar Petroleum contributed positively to performance, while its exposure to Russian technology, media, and telecom issuer Veon Holdings B.V. detracted from results. Additionally, the Portfolio’s overweight in Mexican industrial company Orbia Advance Corporation, S.A.B. de C.V. detracted from performance.

With respect to derivatives, swaps were used to manage the risk profile of the Portfolio, while currency derivatives were used for hedging purposes and/or to adjust currency exposures. The Portfolio also used US Treasury futures to manage duration exposure, which benefited results. Duration is a measure of a bond portfolio or debt security’s price sensitivity to interest rate changes over time.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Western Asset Emerging Markets Debt (As of 12/31/2022)

Credit Quality	% of Total Investments

AAA	1.4%

AA	9.6%

A	4.7%

BBB	39.8%

BB	19.9%

B	15.4%

CCC and Below	3.7%

Cash/Cash Equivalents	5.5%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

Advanced Series Trust	December 31, 2022
Benchmark Glossary — unaudited

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST MFS Growth Allocation Portfolio Blended Index consists of the S&P 500 Index (54%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, MSCI EAFE Index (GD) (21%), an unmanaged capitalization weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, FTSE EPRA/NAREIT Developed Real Estate Net Index (5%), an unmanaged free-float adjusted, market capitalization-weighted index designed to track the performance of listed real estate companies in both developed and emerging countries worldwide, and the Bloomberg US Aggregate Index (20%), an unmanaged broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

AST Multi-Sector Fixed Income Portfolio Blended Index consists of the Bloomberg US Long Corporate Index (65%), an unmanaged index comprised of dollar-denominated debt from US and non-US industrial, utility, and financial institutions issuers with a duration of 10+ years, and the Bloomberg US Intermediate Corporate Index (35%), an unmanaged index comprised of dollar-denominated debt from US and non-US industrial, utility, and financial institutions issuers with a duration of 1-10 years. (Note: This blend has a cap of 7.5% on Financials).

AST Quantitative Modeling Portfolio Blended Index consists of the Russell 3000® Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg US Aggregate Bond Index (25%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg Fixed Maturity (2022 - 2033) Zero Coupon Swaps Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. Bloomberg US 5-10 Year Government/Credit Bond Index is an unmanaged index that includes all medium and larger issues of US government, investment grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued.

Bloomberg US 5-10 Year Government/Credit Bond Index is an unmanaged index that includes all medium and larger issues of US government, investment grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued.

Bloomberg US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

Bloomberg US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater.

Bloomberg US Corporate High Yield 2% Issuer Capped Index is an unmanaged index of the 2% Issuer Cap component of the Bloomberg HighYield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt.

Bloomberg US Long Corporate Index is an unmanaged index designed to measure the performance of US corporate bonds that have a maturity of greater than or equal to 10 years.

ICE BofA US High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

J.P. Morgan Emerging Markets Bond Index Global Index (“J.P. Morgan EMBI Global Index”) is an unmanaged global index that tracks total returns for traded external debt instruments in the emerging markets, and is an expanded version of the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) that tracks total returns for traded external debt instruments (external meaning foreign currency denominated fixed income) in the emerging markets.

Advanced Series Trust	December 31, 2022
Benchmark Glossary — unaudited (continued)

Lipper US Government Money Market Funds Average invests principally in financial instruments issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Investors cannot invest directly instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Investors cannot invest directly in a market index or average.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

ICE BOFA IS LICENSING THE BOFA INDICES “ASIS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust	December 31, 2022
Fees and Expenses — unaudited

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Bond Portfolio 2022	Actual	$1,000.00	$1,016.40	0.96%	$4.88

	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

AST Bond Portfolio 2023	Actual	$1,000.00	$1,004.90	0.86%	$4.35

	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

AST Bond Portfolio 2024	Actual	$1,000.00	$ 991.40	0.93%	$4.67

	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Bond Portfolio 2025	Actual	$1,000.00	$ 987.10	0.94%	$4.71

	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

AST Bond Portfolio 2026	Actual	$1,000.00	$ 977.70	0.95%	$4.74

	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

AST Bond Portfolio 2027	Actual	$1,000.00	$ 969.60	0.95%	$4.72

	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

AST Bond Portfolio 2028	Actual	$1,000.00	$ 964.30	0.85%	$4.21

	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

AST Bond Portfolio 2029	Actual	$1,000.00	$ 956.40	0.93%	$4.59

	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Bond Portfolio 2030	Actual	$1,000.00	$ 951.50	0.91%	$4.48

	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

Advanced Series Trust	December 31, 2022
Fees and Expenses — unaudited (continued)

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Bond Portfolio 2031	Actual	$1,000.00	$ 947.00	0.86%	$4.22

	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

AST Bond Portfolio 2032	Actual	$1,000.00	$ 941.50	0.83%	$4.06

	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

AST Bond Portfolio 2033	Actual	$1,000.00	$ 932.00	0.94%	$4.58

	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

AST Core Fixed Income	Actual	$1,000.00	$ 971.90	0.68%	$3.38

	Hypothetical	$1,000.00	$1,021.78	0.68%	$3.47

AST Government Money	Actual	$1,000.00	$1,011.70	0.57%	$2.89

Market	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91

AST High Yield	Actual	$1,000.00	$1,022.30	0.86%	$4.38

	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

AST Investment Grade	Actual	$1,000.00	$ 972.60	0.70%	$3.48

Bond	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

AST MFS Growth	Actual	$1,000.00	$1,023.20	0.99%	$5.05

Allocation	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

AST Multi-Sector Fixed	Actual	$1,000.00	$ 969.10	0.74%	$3.67

Income	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

AST Quantitative	Actual	$1,000.00	$ 990.00	1.00%	$5.02

Modeling	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

AST Western Asset	Actual	$1,000.00	$1,034.90	1.06%	$5.44

Emerging Markets Debt	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2022, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Renminbi
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PHP	Philippine Peso
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
USD	US Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
ABS — Asset-Backed Security
Aces — Alternative Credit Enhancements Securities
ADR — American Depositary Receipt
BABs — Build America Bonds
BARC — Barclays Bank PLC
BATE — CBOE- Europe – BXE Order Books
BNP — BNP Paribas S.A.
BOA — Bank of America, N.A.
BOS — Bank of America Securities, Inc.
CAG — Credit Agricole Corporate & Investment Bank
CDX — Credit Derivative Index
CIBC — Canadian Imperial Bank of Commerce
CIGM — Citigroup Global Markets, Inc.
CITI — Citibank, N.A.
CLO — Collateralized Loan Obligation
CME — Chicago Mercantile Exchange
CVA — Certificate Van Aandelen (Bearer)
CVR — Contingent Value Rights
CVT — Convertible Security
EAFE — Europe, Australasia, Far East
EMTN — Euro Medium Term Note

ETF — Exchange-Traded Fund
EURIBOR — Euro Interbank Offered Rate
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GMTN — Global Medium Term Note
GNMA — Government National Mortgage Association
GS — Goldman Sachs & Co. LLC
GSI — Goldman Sachs International
HSBC — HSBC Bank PLC
iBoxx — Bond Market Indices
ING — ING Financial Markets LLC
IO — Interest Only (Principal amount represents notional)
JPM — JPMorgan Chase Bank N.A.
JPS — J.P. Morgan Securities LLC
LIBOR — London Interbank Offered Rate
LP — Limited Partnership
MASTR — Morgan Stanley Structured Asset Security
MSC — Morgan Stanley & Co. LLC
MSCI — Morgan Stanley Capital International
MSI — Morgan Stanley & Co International PLC
MTN — Medium Term Note
NWS — NatWest Markets Securities, Inc.
NYSE — New York Stock Exchange
OAT — Obligations Assimilables du Tresor
OFZ — Obligatsyi Federal’novo Zaima (Federal Loan Obligations)
OTC — Over-the-counter
PIK — Payment-in-Kind
PJSC — Public Joint-Stock Company
PO — Principal Only
PRFC — Preference Shares
Q — Quarterly payment frequency for swaps
REITs — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
RTS — Russian Trading System
S&P — Standard & Poor’s
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
SSB — State Street Bank
STRIPs — Separate Trading of Registered Interest and Principal of Securities
T — Swap payment upon termination
TBA — To Be Announced
TDM — TD Securities (USA) LLC
TIPS — Treasury Inflation-Protected Securities

SEE NOTES TO FINANCIAL STATEMENTS.

A1

Glossary (CONTINUED)

TONAR — Tokyo Overnight Average Rate
TSE — Toronto Stock Exchange
USOIS — United States Overnight Index Swap

UTS — Unit Trust Security
XHKG — Hong Kong Stock Exchange
XNGS — NASDAQ Global Select Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BOND PORTFOLIO 2022
as of December 31, 2022

The Portfolio did not hold any securities and derivative instruments as of December 31, 2022, accordingly, no securities and derivative positions were presented in Statement of Assets and Liabilities.

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$3,599,782

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$23,139

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$ 5,962,897
Futures Contracts - Short Positions (1)	21,959,088

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BOND PORTFOLIO 2022 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022
ASSETS
Cash	$1,425,857
Dividends receivable	15,342
Due from Manager	8,815

Total Assets	1,450,014

LIABILITIES
Payable for Portfolio shares purchased	937,043
Accrued expenses and other liabilities	60,133
Affiliated transfer agent fee payable	537
Trustees’ fees payable	299

Total Liabilities	998,012

NET ASSETS	$452,002

Net assets were comprised of:
Partners’ Equity	$452,002

Net asset value and redemption price per share, $452,002 / 30,400 outstanding shares of beneficial interest	$14.87

STATEMENT OF OPERATIONS

Year Ended December 31, 2022
NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$277,290
Affiliated dividend income	83,386
Income from securities lending, net (including affiliated income of $215)	217

Total income	360,893

EXPENSES
Management fee	315,749
Distribution fee	168,378
Custodian and accounting fees	39,514
Audit fee	36,500
Legal fees and expenses	24,151
Trustees’ fees	9,218
Shareholders’ reports	8,009
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Miscellaneous	21,702

Total expenses	631,147
Less: Fee waiver and/or expense reimbursement	(28,655)

Net expenses	602,492

NET INVESTMENT INCOME (LOSS)	(241,599)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,070,619))	(3,416,292)
In-kind transactions(1)	(1,451,531)
Futures transactions	3,599,782

(1,268,041)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $21,277)	(26,883)
Futures	23,139

(3,744)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(1,271,785)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,513,384)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(241,599)	$151,878
Net realized gain (loss) on investment transactions	(1,268,041)	1,066,940
Net change in unrealized appreciation (depreciation) on investments	(3,744)	(2,000,894)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,513,384)	(782,076)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [755,963 and 6,037,186 shares, respectively]	11,188,608	90,780,680
Portfolio shares purchased [8,656,962 and 536,146 shares, respectively]	(127,855,544)	(8,075,524)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(116,666,936)	82,705,156

TOTAL INCREASE (DECREASE)	(118,180,320)	81,923,080
NET ASSETS:
Beginning of year	118,632,322	36,709,242

End of year	$452,002	$118,632,322

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BOND PORTFOLIO 2022 (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022		2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.96		$15.10	$14.38	$13.58	$13.60

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)		0.03	0.24	0.26	0.23
Net realized and unrealized gain (loss) on investment transactions	(0.04	)(b)	(0.17)	0.48	0.54	(0.25)

Total from investment operations	(0.09)		(0.14)	0.72	0.80	(0.02)

Capital Contributions	—		—	—	—	—	(c)(d)

Net Asset Value, end of year	$14.87		$14.96	$15.10	$14.38	$13.58

Total Return(e)	(0.67)%		(0.93)%	5.01%	5.89%	(0.15	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.5		$118.6	$36.7	$46.9	$68.0
Average net assets (in millions)	$67.4		$69.8	$43.0	$55.8	$72.4
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.89%		0.93%	0.93%	0.93%	0.93%
Expenses before waivers and/or expense reimbursement	0.93%		0.96%	1.10%	1.01%	0.94%
Net investment income (loss)	(0.36)%		0.22%	1.61%	1.83%	1.71%
Portfolio turnover rate(h)	15%		32%	39%	60%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BOND PORTFOLIO 2023
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENT — 92.3%
AFFILIATED MUTUAL FUND
AST Target Maturity Central Portfolio* (cost $128,688,082)	13,195,348	$125,619,712

SHORT-TERM INVESTMENT — 5.9%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $8,054,385)	8,054,385	8,054,385

TOTAL INVESTMENTS—98.2% (cost $136,742,467)(wd)		133,674,097
Other assets in excess of liabilities(z) — 1.8%		2,510,394

NET ASSETS — 100.0%		$136,184,491

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
228	2 Year U.S. Treasury Notes	Mar. 2023	$46,757,813	$43,063

Short Positions:
326	5 Year U.S. Treasury Notes	Mar. 2023	35,185,079	24,275
114	10 Year U.S. Treasury Notes	Mar. 2023	12,801,844	81,129
136	10 Year U.S. Ultra Treasury Notes	Mar. 2023	16,086,250	105,226
142	20 Year U.S. Treasury Bonds	Mar. 2023	17,798,812	97,698
87	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	11,685,188	156,953

				465,281

				$508,344

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$2,492,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund	$125,619,712	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BOND PORTFOLIO 2023 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investment
Affiliated Mutual Fund	$8,054,385	$—	$—

Total	$133,674,097	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$508,344	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2022 were as follows:

Core Bond	92.3%
Short Term	5.9

98.2
Other assets in excess of liabilities	1.8

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$508,344	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$3,424,929

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$541,204

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BOND PORTFOLIO 2023 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$35,490,686
Futures Contracts - Short Positions (1)	46,563,485

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BOND PORTFOLIO 2023 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2022
ASSETS
Investments at value:
Affiliated investments (cost $136,742,467)	$133,674,097
Deposit with broker for centrally cleared/exchange-traded derivatives	2,492,000
Receivable for Portfolio shares sold	328,245
Due from broker-variation margin futures	82,610
Prepaid expenses	963

Total Assets	136,577,915

LIABILITIES
Payable for investments purchased	311,344
Audit fee payable	36,500
Accrued expenses and other liabilities	19,867
Management fee payable	19,660
Distribution fee payable	4,631
Affiliated transfer agent fee payable	537
Payable for Portfolio shares purchased	514
Trustees’ fees payable	371

Total Liabilities	393,424

NET ASSETS	$136,184,491

Net assets were comprised of:
Partners’ Equity	$136,184,491

Net asset value and redemption price per share, $136,184,491 / 11,125,178 outstanding shares of beneficial interest	$12.24

STATEMENT OF OPERATIONS
Year Ended December 31, 2022
NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$196,772
Affiliated dividend income	116,641
Income from securities lending, net (including affiliated income of $295)	337

Total income	313,750

EXPENSES
Management fee	362,878
Distribution fee	193,552
Custodian and accounting fees	40,184
Audit fee	36,500
Legal fees and expenses	21,910
Trustees’ fees	9,730
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Shareholders’ reports	7,850
Miscellaneous	17,096

Total expenses	697,626
Less: Fee waiver and/or expense reimbursement	(34,374)

Net expenses	663,252

NET INVESTMENT INCOME (LOSS)	(349,502)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(405,475))	(677,948)
In-kind transactions(1)	(959,802)
Futures transactions	3,424,929

1,787,179

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,061,843))	(3,167,823)
Futures	541,204

(2,626,619)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(839,440)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,188,942)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(349,502)	$253,545
Net realized gain (loss) on investment transactions	1,787,179	582,948
Net change in unrealized appreciation (depreciation) on investments	(2,626,619)	(1,197,751)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,188,942)	(361,258)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [10,749,727 and 162,802 shares, respectively]	132,014,235	2,087,746
Portfolio shares purchased [1,187,191 and 435,558 shares, respectively]	(14,495,317)	(5,595,197)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	117,518,918	(3,507,451)

TOTAL INCREASE (DECREASE)	116,329,976	(3,868,709)
NET ASSETS:
Beginning of year	19,854,515	23,723,224

End of year	$136,184,491	$19,854,515

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BOND PORTFOLIO 2023 (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.71	$12.93	$12.11	$11.37	$11.40

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.06)	0.15	0.18	0.20	0.18
Net realized and unrealized gain (loss) on investment transactions	(0.41)	(0.37)	0.64	0.54	(0.21)

Total from investment operations	(0.47)	(0.22)	0.82	0.74	(0.03)

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$12.24	$12.71	$12.93	$12.11	$11.37

Total Return(d)	(3.70)%	(1.70)%	6.77%	6.51%	(0.26	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$136	$20	$24	$29	$39
Average net assets (in millions)	$77	$21	$29	$34	$36
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.86%	0.93%	0.93%	0.93%	0.93%
Expenses before waivers and/or expense reimbursement	0.90%	1.47%	1.29%	1.21%	1.14%
Net investment income (loss)	(0.45)%	1.19%	1.42%	1.71%	1.60%
Portfolio turnover rate(g)	42%	32%	49%	45%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BOND PORTFOLIO 2024
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENT — 88.7%
AFFILIATED MUTUAL FUND
AST Target Maturity Central Portfolio* (cost $5,412,106)	560,328	$5,334,326

SHORT-TERM INVESTMENT — 6.3%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $374,944)	374,944	374,944

TOTAL INVESTMENTS—95.0% (cost $5,787,050)(wd)		5,709,270

Other assets in excess of liabilities(z) — 5.0%		302,386

NET ASSETS — 100.0%		$6,011,656

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
25	2 Year U.S. Treasury Notes	Mar. 2023	$5,126,953	$4,215
3	3 Year U.S. Treasury Notes	Mar. 2023	628,664	1,590

				5,805

Short Positions:
17	5 Year U.S. Treasury Notes	Mar. 2023	1,834,805	3,221
4	10 Year U.S. Treasury Notes	Mar. 2023	449,188	6,135
6	10 Year U.S. Ultra Treasury Notes	Mar. 2023	709,687	7,192
6	20 Year U.S. Treasury Bonds	Mar. 2023	752,062	7,054
4	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	537,250	5,651

				29,253

				$35,058

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$347,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BOND PORTFOLIO 2024 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund	$5,334,326	$—	$—
Short-Term Investment
Affiliated Mutual Fund	374,944	—	—

Total	$5,709,270	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$35,058	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2022 were as follows:

Core Bond	88.7%
Short Term	6.3

95.0
Other assets in excess of liabilities	5.0

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$35,058*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$71,247

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BOND PORTFOLIO 2024 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$41,637

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$3,569,611
Futures Contracts - Short Positions (1)	2,591,256

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BOND PORTFOLIO 2024 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value:
Affiliated investments (cost $5,787,050)	$5,709,270
Deposit with broker for centrally cleared/exchange-traded derivatives	347,000
Due from Manager	11,879
Due from broker-variation margin futures	938
Receivable for investments sold	273
Prepaid expenses	963

Total Assets	6,070,323

LIABILITIES
Audit fee payable	36,500
Custodian and accounting fees payable	13,406
Accrued expenses and other liabilities	7,429
Affiliated transfer agent fee payable	537
Trustees’ fees payable	300
Payable for Portfolio shares purchased	287
Distribution fee payable	208

Total Liabilities	58,667

NET ASSETS	$6,011,656

Net assets were comprised of:
Partners’ Equity	$6,011,656

Net asset value and redemption price per share, $6,011,656 / 520,198 outstanding shares of beneficial interest	$11.56

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$27,176
Affiliated dividend income	5,857

Total income	33,033

EXPENSES
Management fee	23,677
Distribution fee	12,628
Custodian and accounting fees	36,999
Audit fee	36,500
Legal fees and expenses	22,262
Trustees’ fees	8,400
Fund data services	8,203
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,925
Shareholders’ reports	7,459
Miscellaneous	10,410

Total expenses	174,463
Less: Fee waiver and/or expense reimbursement	(128,493)

Net expenses	45,970

NET INVESTMENT INCOME (LOSS)	(12,937)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(102,134))	(210,842)
In-kind transactions(1)	(20,780)
Futures transactions	71,247

(160,375)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(77,780))	(116,812)
Futures	41,637

(75,175)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(235,550)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(248,487)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(12,937)	$89,762
Net realized gain (loss) on investment transactions	(160,375)	523,826
Net change in unrealized appreciation (depreciation) on investments	(75,175)	(708,593)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(248,487)	(95,005)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [768,262 and 201,396 shares, respectively]	9,000,647	2,503,951
Portfolio shares purchased [577,638 and 572,179 shares, respectively]	(6,819,747)	(7,209,068)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	2,180,900	(4,705,117)

TOTAL INCREASE (DECREASE)	1,932,413	(4,800,122)
NET ASSETS:
Beginning of year	4,079,243	8,879,365

End of year	$6,011,656	$4,079,243

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BOND PORTFOLIO 2024 (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.38	$12.68	$11.67	$10.81	$10.88

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)	0.27	0.18	0.24	0.18
Net realized and unrealized gain (loss) on investment transactions	(0.79)	(0.57)	0.83	0.62	(0.25)

Total from investment operations	(0.82)	(0.30)	1.01	0.86	(0.07)

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$11.56	$12.38	$12.68	$11.67	$10.81

Total Return(d)	(6.62)%	(2.37)%	8.65%	7.96%	(0.64	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6	$4	$9	$23	$94
Average net assets (in millions)	$5	$4	$26	$52	$86
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.91%	0.93%	0.93%	0.95%	0.91%
Expenses before waivers and/or expense reimbursement	3.45%	4.73%	1.36%	1.09%	0.91%
Net investment income (loss)	(0.26)%	2.20%	1.46%	2.12%	1.72%
Portfolio turnover rate(g)	163%	124%	186%	53%	89%

(a)	Calculated based on average shares outstanding during the year.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BOND PORTFOLIO 2025
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENT — 91.3%
AFFILIATED MUTUAL FUND
AST Target Maturity Central Portfolio* (cost $6,386,499)	657,630	$6,260,639

SHORT-TERM INVESTMENT — 5.0%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $344,202)	344,202	344,202

TOTAL INVESTMENTS—96.3% (cost $6,730,701)(wd)		6,604,841

Other assets in excess of liabilities(z) — 3.7%		252,358

NET ASSETS — 100.0%		$6,857,199

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
36	3 Year U.S. Treasury Notes	Mar. 2023	$7,543,969	$(1,629)

Short Positions:
9	2 Year U.S. Treasury Notes	Mar. 2023	1,845,703	811
14	5 Year U.S. Treasury Notes	Mar. 2023	1,511,016	13,608
4	10 Year U.S. Treasury Notes	Mar. 2023	449,188	6,635
7	10 Year U.S. Ultra Treasury Notes	Mar. 2023	827,969	5,688
7	20 Year U.S. Treasury Bonds	Mar. 2023	877,406	5,811
5	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	671,562	24,571

				57,124

				$55,495

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CIGM	$297,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BOND PORTFOLIO 2025 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund	$6,260,639	$—	$—
Short-Term Investment
Affiliated Mutual Fund	344,202	—	—

Total	$6,604,841	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$57,124	$—	$—

Liabilities
Futures Contracts	$(1,629)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2022 were as follows:

Core Bond	91.3%
Short Term	5.0

96.3
Other assets in excess of liabilities	3.7

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$57,124	*	Due from/to broker-variation margin futures	$1,629	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(1,651)

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BOND PORTFOLIO 2025 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$51,529

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$4,428,067
Futures Contracts - Short Positions (1)	3,333,863

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BOND PORTFOLIO 2025 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value:
Affiliated investments (cost $6,730,701)	$6,604,841
Deposit with broker for centrally cleared/exchange-traded derivatives	297,000
Due from Manager	11,139
Due from broker-variation margin futures	1,297
Receivable for Portfolio shares sold	970
Prepaid expenses	955

Total Assets	6,916,202

LIABILITIES
Audit fee payable	36,500
Custodian and accounting fees payable	13,413
Accrued expenses and other liabilities	7,082
Payable for investments purchased	681
Affiliated transfer agent fee payable	537
Trustees’ fees payable	301
Payable for Portfolio shares purchased	253
Distribution fee payable	236

Total Liabilities	59,003

NET ASSETS	$6,857,199

Net assets were comprised of:
Partners’ Equity	$6,857,199

Net asset value and redemption price per share, $6,857,199 / 525,318 outstanding shares of beneficial interest	$13.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$26,027
Affiliated dividend income	7,977

Total income	34,004

EXPENSES
Management fee	27,465
Distribution fee	14,649
Custodian and accounting fees	37,012
Audit fee	36,500
Legal fees and expenses	21,709
Trustees’ fees	8,400
Fund data services	8,203
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Shareholders’ reports	7,623
Miscellaneous	10,624

Total expenses	180,111
Less: Fee waiver and/or expense reimbursement	(126,619)

Net expenses	53,492

NET INVESTMENT INCOME (LOSS)	(19,488)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(138,363))	(167,127)
In-kind transactions(1)	(65,360)
Futures transactions	(1,651)

(234,138)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(125,860))	(179,153)
Futures	51,529

(127,624)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(361,762)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(381,250)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(19,488)	$82,717
Net realized gain (loss) on investment transactions	(234,138)	301,643
Net change in unrealized appreciation (depreciation) on investments	(127,624)	(516,276)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(381,250)	(131,916)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [777,446 and 125,460 shares, respectively]	10,394,963	1,812,567
Portfolio shares purchased [421,061 and 580,563 shares, respectively]	(5,571,579)	(8,452,762)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	4,823,384	(6,640,195)

TOTAL INCREASE (DECREASE)	4,442,134	(6,772,111)
NET ASSETS:
Beginning of year	2,415,065	9,187,176

End of year	$6,857,199	$2,415,065

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOND PORTFOLIO 2025 (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.30	$14.72	$13.22	$12.16	$12.25

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.04)	0.32	0.26	0.28	0.23
Net realized and unrealized gain (loss) on investment transactions	(1.21)	(0.74)	1.24	0.78	(0.32)

Total from investment operations	(1.25)	(0.42)	1.50	1.06	(0.09)

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$13.05	$14.30	$14.72	$13.22	$12.16

Total Return(d)	(8.74)%	(2.85)%	11.35%	8.72%	(0.73	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7	$2	$9	$35	$123
Average net assets (in millions)	$6	$4	$28	$68	$70
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.91%	0.93%	0.93%	0.95%	0.93%
Expenses before waivers and/or expense reimbursement	3.07%	5.14%	1.31%	1.02%	0.94%
Net investment income (loss)	(0.33)%	2.19%	1.82%	2.18%	1.94%
Portfolio turnover rate(g)	114%	52%	273%	77%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOND PORTFOLIO 2026
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENT — 92.3%
AFFILIATED MUTUAL FUND
AST Target Maturity Central Portfolio* (cost $25,872,792)	2,613,775	$24,883,136

SHORT-TERM INVESTMENT — 6.7%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,797,040)	1,797,040	1,797,040

TOTAL INVESTMENTS—99.0% (cost $27,669,832)(wd)		26,680,176
Other assets in excess of liabilities(z) — 1.0%		266,837

NET ASSETS — 100.0%		$26,947,013

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
30	3 Year U.S. Treasury Notes	Mar. 2023	$6,286,641	$(57,223)
146	5 Year U.S. Treasury Notes	Mar. 2023	15,757,735	(28,952)

				(86,175)

Short Positions:
29	2 Year U.S. Treasury Notes	Mar. 2023	5,947,266	(6,177)
20	10 Year U.S. Treasury Notes	Mar. 2023	2,245,937	18,567
31	10 Year U.S. Ultra Treasury Notes	Mar. 2023	3,666,719	23,650
29	20 Year U.S. Treasury Bonds	Mar. 2023	3,634,969	19,657
17	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	2,283,312	26,038

				81,735

				$(4,440)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$305,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOND PORTFOLIO 2026 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund	$24,883,136	$—	$—
Short-Term Investment
Affiliated Mutual Fund	1,797,040	—	—

Total	$26,680,176	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$87,912	$—	$—

Liabilities
Futures Contracts	$(92,352)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2022 were as follows:

Core Bond	92.3%
Short Term	6.7

99.0
Other assets in excess of liabilities	1.0

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$87,912	*	Due from/to broker-variation margin futures	$92,352	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(809,101)	$(96,000)

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOND PORTFOLIO 2026 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(96,423)	$96,330

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$23,088,866
Futures Contracts - Short Positions (1)	14,135,400
Inflation Swap Agreements (1)	260,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOND PORTFOLIO 2026 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value:
Affiliated investments (cost $27,669,832)	$26,680,176
Deposit with broker for centrally cleared/exchange-traded derivatives	305,000
Due from Manager	15,114
Due from broker-variation margin futures	4,843
Receivable for investments sold	874
Prepaid expenses	1,054

Total Assets	27,007,061

LIABILITIES
Audit fee payable	36,500
Custodian and accounting fees payable	13,654
Accrued expenses and other liabilities	7,411
Payable for Portfolio shares purchased	920
Distribution fee payable	725
Affiliated transfer agent fee payable	537
Trustees’ fees payable	301

Total Liabilities	60,048

NET ASSETS	$26,947,013

Net assets were comprised of:
Partners’ Equity	$26,947,013

Net asset value and redemption price per share, $26,947,013 / 2,461,071 outstanding shares of beneficial interest	$10.95

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$235,643
Affiliated dividend income	37,398
Affiliated income from securities lending, net	196

Total income	273,237

EXPENSES
Management fee	134,207
Distribution fee	71,575
Custodian and accounting fees	38,123
Audit fee	36,500
Legal fees and expenses	21,739
Trustees’ fees	8,500
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,927
Shareholders’ reports	7,909
Miscellaneous	19,391

Total expenses	345,871
Less: Fee waiver and/or expense reimbursement	(82,580)

Net expenses	263,291

NET INVESTMENT INCOME (LOSS)	9,946

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(377,184))	(371,722)
In-kind transactions(1)	(595,112)
Futures transactions	(809,101)
Swap agreements transactions	(96,000)

(1,871,935)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(997,636))	(1,512,591)
Futures	(96,423)
Swap agreements	96,330

(1,512,684)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(3,384,619)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,374,673)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$9,946	$485,244
Net realized gain (loss) on investment transactions	(1,871,935)	1,875,088
Net change in unrealized appreciation (depreciation) on investments	(1,512,684)	(4,009,138)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,374,673)	(1,648,806)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,202,853 and 366,335 shares, respectively]	13,589,947	4,546,918
Portfolio shares purchased [1,200,154 and 2,000,959 shares, respectively]	(13,407,518)	(24,952,500)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	182,429	(20,405,582)

TOTAL INCREASE (DECREASE)	(3,192,244)	(22,054,388)
NET ASSETS:
Beginning of year	30,139,257	52,193,645

End of year	$26,947,013	$30,139,257

(1) See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BOND PORTFOLIO 2026 (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.26	$12.75	$11.52	$10.47	$10.58

Income (Loss) From Investment Operations:
Net investment income (loss)	— (b)	0.16	0.18	0.23	0.19
Net realized and unrealized gain (loss) on investment transactions	(1.31)	(0.65)	1.05	0.82	(0.30)

Total from investment operations	(1.31)	(0.49)	1.23	1.05	(0.11)

Net Asset Value, end of year	$10.95	$12.26	$12.75	$11.52	$10.47

Total Return(c)	(10.69)%	(3.84)%	10.68%	10.03%	(1.04)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$27	$30	$52	$134	$195
Average net assets (in millions)	$29	$39	$92	$148	$220
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.92%	0.93%	0.92%	0.85%	0.81%
Expenses before waivers and/or expense reimbursement	1.21%	1.18%	0.92%	0.85%	0.81%
Net investment income (loss)	0.03%	1.25%	1.50%	2.03%	1.90%
Portfolio turnover rate(e)	47%	30%	93%	65%	101%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BOND PORTFOLIO 2027
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENT — 93.5%
AFFILIATED MUTUAL FUND
AST Target Maturity Central Portfolio* (cost $50,679,664)	5,091,560	$48,471,647

SHORT-TERM INVESTMENT — 5.2%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $2,676,476)	2,676,476	2,676,476

TOTAL INVESTMENTS—98.7% (cost $53,356,140)(wd)		51,148,123
Other assets in excess of liabilities(z) — 1.3%		685,745

NET ASSETS — 100.0%		$51,833,868

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
493	5 Year U.S. Treasury Notes	Mar. 2023	$53,209,337	$(84,633)

Short Positions:
56	2 Year U.S. Treasury Notes	Mar. 2023	11,484,375	(14,955)
45	10 Year U.S. Treasury Notes	Mar. 2023	5,053,360	28,065
25	10 Year U.S. Ultra Treasury Notes	Mar. 2023	2,957,031	23,227
55	20 Year U.S. Treasury Bonds	Mar. 2023	6,893,906	20,794
70	3 Year U.S. Treasury Notes	Mar. 2023	14,668,828	(37,059)
34	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	4,566,625	50,053

				70,125

				$(14,508)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$740,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BOND PORTFOLIO 2027 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund	$48,471,647	$—	$—
Short-Term Investment
Affiliated Mutual Fund	2,676,476	—	—

Total	$51,148,123	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$122,139	$—	$—

Liabilities
Futures Contracts	$(136,647)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2022 were as follows:

Core Bond	93.5%
Short Term	5.2

98.7
Other assets in excess of liabilities	1.3

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$122,139	*	Due from/to broker-variation margin futures	$136,647	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging Instruments, carried at fair value	Futures	Swaps

Interest rate contracts	$(1,735,129)	$(134,634)

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BOND PORTFOLIO 2027 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Interest rate contracts	$(214,520)	$135,344

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$42,188,459
Futures Contracts - Short Positions (1)	24,835,535
Inflation Swap Agreements (1)	365,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BOND PORTFOLIO 2027 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2022

ASSETS
Investments at value:
Affiliated investments (cost $53,356,140)	$51,148,123
Deposit with broker for centrally cleared/exchange-traded derivatives	740,000
Receivable for investments sold	150,921
Due from broker-variation margin futures	11,350
Due from Manager	1,576
Prepaid expenses and other assets	1,070

Total Assets	52,053,040

LIABILITIES
Payable for Portfolio shares purchased	158,864
Audit fee payable	36,500
Custodian and accounting fees payable	13,672
Accrued expenses and other liabilities	7,801
Distribution fee payable	1,468
Affiliated transfer agent fee payable	537
Trustees’ fees payable	330

Total Liabilities	219,172

NET ASSETS	$51,833,868

Net assets were comprised of:
Partners’ Equity	$51,833,868

Net asset value and redemption price per share, $51,833,868 / 4,929,349 outstanding shares of beneficial interest	$10.52

STATEMENT OF OPERATIONS
Year Ended December 31, 2022
NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$291,750
Affiliated dividend income	65,824
Income from securities lending, net (including affiliated income of $349)	351

Total income	357,925

EXPENSES
Management fee	254,815
Distribution fee	135,901
Custodian and accounting fees	38,680
Audit fee	36,500
Legal fees and expenses	22,049
Trustees’ fees	9,280
Shareholders’ reports	8,200
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,927
Miscellaneous.	17,553

Total expenses	530,905
Less: Fee waiver and/or expense reimbursement	(30,732)

Net expenses	500,173

NET INVESTMENT INCOME (LOSS)	(142,248)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(316,071))	(678,299)
In-kind transactions(1)	(2,220,142)
Futures transactions	(1,735,129)
Swap agreements transactions	(134,634)

(4,768,204)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,195,389))	(2,271,911)
Futures	(214,520)
Swap agreements	135,344

(2,351,087)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(7,119,291)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,261,539)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(142,248)	$444,191
Net realized gain (loss) on investment transactions.	(4,768,204)	2,596,081
Net change in unrealized appreciation (depreciation) on investments	(2,351,087)	(5,680,069)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,261,539)	(2,639,797)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,730,534 and 1,699,190 shares, respectively]	30,991,048	20,602,575
Portfolio shares purchased [1,779,569 and 3,220,630 shares, respectively]	(19,841,608)	(39,469,483)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	11,149,440	(18,866,908)

TOTAL INCREASE (DECREASE)	3,887,901	(21,506,705)
NET ASSETS:
Beginning of year	47,945,967	69,452,672

End of year	$51,833,868	$47,945,967

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BOND PORTFOLIO 2027 (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.05	$12.63	$11.29	$10.20	$10.32

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)	0.10	0.15	0.23	0.19
Net realized and unrealized gain (loss) on investment transactions	(1.50)	(0.68)	1.19	0.86	(0.31)

Total from investment operations	(1.53)	(0.58)	1.34	1.09	(0.12)

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$10.52	$12.05	$12.63	$11.29	$10.20

Total Return(d)	(12.70)%	(4.59)%	11.87%	10.69%	(1.16	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$52	$48	$69	$101	$236
Average net assets (in millions)	$54	$56	$65	$149	$258
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement.	0.92%	0.93%	0.93%	0.87%	0.80%
Expenses before waivers and/or expense reimbursement	0.98%	1.04%	0.99%	0.87%	0.80%
Net investment income (loss)	(0.26)%	0.79%	1.26%	2.14%	1.90%
Portfolio turnover rate(g)	40%	40%	189%	66%	102%

(a)	Calculated based on average shares outstanding during the year.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BOND PORTFOLIO 2028
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENT — 95.0%
AFFILIATED MUTUAL FUND
AST Target Maturity Central Portfolio* (cost $101,906,811)	10,195,049	$97,056,869

SHORT-TERM INVESTMENT — 4.1%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $4,217,186)	4,217,186	4,217,186

TOTAL INVESTMENTS—99.1% (cost $106,123,997)(wd)		101,274,055
Other assets in excess of liabilities(z) — 0.9%		933,776

NET ASSETS — 100.0%		$102,207,831

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
272	5 Year U.S. Treasury Notes	Mar. 2023	$29,356,876	$(72,858)
502	10 Year U.S. Treasury Notes	Mar. 2023	56,373,034	(211,472)

				(284,330)

Short Positions:
122	2 Year U.S. Treasury Notes	Mar. 2023	25,019,531	(27,290)
108	10 Year U.S. Ultra Treasury Notes	Mar. 2023	12,774,375	86,685
111	20 Year U.S. Treasury Bonds	Mar. 2023	13,913,156	60,731
70	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	9,401,875	103,158

				223,284

				$(61,046)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CIGM	$1,033,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BOND PORTFOLIO 2028 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund	$97,056,869	$—	$—
Short-Term Investment
Affiliated Mutual Fund	4,217,186	—	—

Total	$101,274,055	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$250,574	$—	$—

Liabilities
Futures Contracts	$(311,620)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2022 were as follows:

Core Bond	95.0%
Short Term	4.1

99.1
Other assets in excess of liabilities	0.9

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$250,574	*	Due from/to broker-variation margin futures	$311,620	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(4,211,777)

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BOND PORTFOLIO 2028 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(656,829)

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$87,691,057
Futures Contracts - Short Positions (1)	57,405,863

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BOND PORTFOLIO 2028 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2022
ASSETS
Investments at value:
Affiliated investments (cost $106,123,997)	$101,274,055
Deposit with broker for centrally cleared/exchange-traded derivatives	1,033,000
Receivable for investments sold	119,884
Prepaid expenses	972

Total Assets	102,427,911

LIABILITIES
Payable for Portfolio shares purchased	126,193
Audit fee payable	36,500
Due to broker-variation margin futures	15,811
Management fee payable	15,625
Custodian and accounting fees payable	13,426
Accrued expenses and other liabilities	8,137
Distribution fee payable	3,480
Affiliated transfer agent fee payable	537
Trustees’ fees payable	371

Total Liabilities	220,080

NET ASSETS	$102,207,831

Net assets were comprised of:
Partners’ Equity	$102,207,831

Net asset value and redemption price per share, $102,207,831 / 9,718,774 outstanding shares of beneficial interest	$10.52

STATEMENT OF OPERATIONS Year Ended December 31, 2022
NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$486,844
Affiliated dividend income	123,518
Income from securities lending, net (including affiliated income of $1,285)	1,287

Total income	611,649

EXPENSES
Management fee	526,740
Distribution fee	280,931
Custodian and accounting fees	38,542
Audit fee	36,500
Legal fees and expenses	22,508
Trustees’ fees	10,441
Shareholders’ reports	8,332
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Miscellaneous	19,415

Total expenses	951,335
Less: Fee waiver and/or expense reimbursement	(15,400)

Net expenses	935,935

NET INVESTMENT INCOME (LOSS)	(324,286)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(458,599))	(727,060)
In-kind transactions(1)	(6,432,349)
Futures transactions	(4,211,777)

(11,371,186)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,830,919))	(4,472,740)
Futures	(656,829)

(5,129,569)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(16,500,755)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,825,041)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(324,286)	$6,121
Net realized gain (loss) on investment transactions	(11,371,186)	(732,762)
Net change in unrealized appreciation (depreciation) on investments	(5,129,569)	74,041

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(16,825,041)	(652,600)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [5,634,733 and 8,357,110 shares, respectively]	66,226,884	102,868,824
Portfolio shares purchased [3,208,572 and 1,323,073 shares, respectively]	(36,428,555)	(16,293,418)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	29,798,329	86,575,406

TOTAL INCREASE (DECREASE)	12,973,288	85,922,806
NET ASSETS:
Beginning of year	89,234,543	3,311,737

End of year	$102,207,831	$89,234,543

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BOND PORTFOLIO 2028 (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.24	$12.81	$11.17	$10.01		$10.22

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)	— (b)	0.17	0.21		0.18
Net realized and unrealized gain (loss) on investment transactions	(1.69)	(0.57)	1.47	0.91		(0.39)

Total from investment operations	(1.72)	(0.57)	1.64	1.12		(0.21)

Capital Contributions	—	—	—	0.04	(c)	—	(b)(d)

Net Asset Value, end of year	$10.52	$12.24	$12.81	$11.17		$10.01

Total Return(e)	(14.05)%	(4.45)%	14.68%	11.59	%(f)	(2.05	)%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$102	$89	$3	$22		$76
Average net assets (in millions)	$112	$50	$6	$37		$70
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement.	0.83%	0.93%	0.93%	0.94%		0.93%
Expenses before waivers and/or expense reimbursement	0.84%	1.06%	3.23%	1.25%		0.96%
Net investment income (loss)	(0.29)%	0.01%	1.44%	1.99%		1.88%
Portfolio turnover rate(i)(j)	41%	230%	211%	179%		138%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.19%.
(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BOND PORTFOLIO 2029
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENT — 94.4%
AFFILIATED MUTUAL FUND
AST Target Maturity Central Portfolio* (cost $9,018,451)	925,197	$8,807,875

SHORT-TERM INVESTMENT — 4.4%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $413,540)	413,540	413,540

TOTAL INVESTMENTS—98.8% (cost $9,431,991)(wd)		9,221,415
Other assets in excess of liabilities(z) — 1.2%		107,530

NET ASSETS — 100.0%		$9,328,945

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
106	10 Year U.S. Treasury Notes	Mar. 2023	$11,903,469	$(47,774)

Short Positions:
11	2 Year U.S. Treasury Notes	Mar. 2023	2,255,859	(1,738)
51	5 Year U.S. Treasury Notes	Mar. 2023	5,504,414	12,023
8	10 Year U.S. Ultra Treasury Notes	Mar. 2023	946,250	9,250
10	20 Year U.S. Treasury Bonds	Mar. 2023	1,253,438	299
6	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	805,875	8,476

				28,310

				$(19,464)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$158,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund	$8,807,875	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BOND PORTFOLIO 2029 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investment
Affiliated Mutual Fund	$413,540	$—	$—

Total	$9,221,415	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$30,048	$—	$—

Liabilities
Futures Contracts	$(49,512)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2022 were as follows:

Core Bond	94.4%
Short Term	4.4

98.8
Other assets in excess of liabilities	1.2

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$30,048	*	Due from/to broker-variation margin futures	$49,512	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(261,844)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BOND PORTFOLIO 2029 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(34,830)

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$7,948,850
Futures Contracts - Short Positions (1)	6,586,925

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BOND PORTFOLIO 2029 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2022
ASSETS
Investments at value:
Affiliated investments (cost $9,431,991)	$9,221,415
Deposit with broker for centrally cleared/exchange-traded derivatives	158,000
Due from Manager	11,088
Receivable for investments sold	375
Prepaid expenses	953

Total Assets	9,391,831

LIABILITIES
Audit fee payable	36,500
Custodian and accounting fees payable	13,417
Accrued expenses and other liabilities	7,276
Due to broker-variation margin futures	4,124
Affiliated transfer agent fee payable	537
Payable for Portfolio shares purchased	395
Distribution fee payable	337
Trustees’ fees payable	300

Total Liabilities	62,886

NET ASSETS	$9,328,945

Net assets were comprised of:
Partners’ Equity	$9,328,945

Net asset value and redemption price per share, $9,328,945 / 904,510 outstanding shares of beneficial interest	$10.31

STATEMENT OF OPERATIONS Year Ended December 31, 2022
NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$28,214
Affiliated dividend income	8,027

Total income	36,241

EXPENSES
Management fee	35,438
Distribution fee	18,902
Custodian and accounting fees	37,019
Audit fee	36,500
Legal fees and expenses	21,708
Trustees’ fees	8,400
Fund data services	8,203
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,927
Shareholders’ reports	7,821
Miscellaneous	9,733

Total expenses	191,651
Less: Fee waiver and/or expense reimbursement	(123,102)

Net expenses	68,549

NET INVESTMENT INCOME (LOSS)	(32,308)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(132,848))	(179,357)
In-kind transactions(1)	(252,643)
Futures transactions	(261,844)

(693,844)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(210,576))	(261,760)
Futures	(34,830)

(296,590)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(990,434)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,022,742)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(32,308)	$24,235
Net realized gain (loss) on investment transactions	(693,844)	(58,844)
Net change in unrealized appreciation (depreciation) on investments	(296,590)	(107,789)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,022,742)	(142,398)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,185,204 and 571 shares, respectively]	12,997,722	7,054
Portfolio shares purchased [527,275 and 1,656 shares, respectively]	(5,670,932)	(21,030)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	7,326,790	(13,976)

TOTAL INCREASE (DECREASE)	6,304,048	(156,374)
NET ASSETS:
Beginning of year	3,024,897	3,181,271

End of year	$9,328,945	$3,024,897

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BOND PORTFOLIO 2029 (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,				January 02, 2018(a) through December 31, 2018
	2022	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$12.27	$12.85	$11.05	$9.84	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	0.10	0.17	0.16	0.17
Net realized and unrealized gain (loss) on investment transactions	(1.91)	(0.68)	1.63	1.05	(0.33)

Total from investment operations	(1.96)	(0.58)	1.80	1.21	(0.16)

Net Asset Value, end of period	$10.31	$12.27	$12.85	$11.05	$9.84

Total Return(c)	(15.97)%	(4.51)%	16.29%	12.30%	(1.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9	$3	$3	$48	$16
Average net assets (in millions)	$8	$3	$10	$34	$7
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.91%	0.93%	0.93%	0.93%	0.93	%(e)
Expenses before waivers and/or expense reimbursement	2.54%	6.01%	2.31%	1.18%	2.49	%(e)
Net investment income (loss)	(0.43)%	0.80%	1.51%	1.45%	1.82	%(e)
Portfolio turnover rate(f)	98%	68%	199%	177%	171%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BOND PORTFOLIO 2030
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENT — 93.7%
AFFILIATED MUTUAL FUND
AST Target Maturity Central Portfolio* (cost $57,312,127)	5,757,088	$54,807,478

SHORT-TERM INVESTMENT — 4.9%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $2,845,830)	2,845,830	2,845,830

TOTAL INVESTMENTS—98.6% (cost $60,157,957)(wd)		57,653,308

Other assets in excess of liabilities(z) — 1.4%		825,384

NET ASSETS — 100.0%		$58,478,692

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
474	10 Year U.S. Treasury Notes	Mar. 2023	$53,228,721	$(280,249)
140	10 Year U.S. Ultra Treasury Notes	Mar. 2023	16,559,375	(62,191)

				(342,440)

Short Positions:
71	2 Year U.S. Treasury Notes	Mar. 2023	14,560,547	(16,218)
299	5 Year U.S. Treasury Notes	Mar. 2023	32,270,977	40,884
62	20 Year U.S. Treasury Bonds	Mar. 2023	7,771,312	18,667
39	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	5,238,188	58,983

				102,316

				$(240,124)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$906,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BOND PORTFOLIO 2030 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund	$54,807,478	$—	$—
Short-Term Investment
Affiliated Mutual Fund	2,845,830	—	—

Total	$57,653,308	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$118,534	$—	$—

Liabilities
Futures Contracts	$(358,658)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2022 were as follows:

Core Bond	93.7%
Short Term	4.9

98.6
Other assets in excess of liabilities	1.4

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$118,534*	Due from/to broker-variation margin futures	$ 358,658*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$46,209
Interest rate contracts	(6,058,007)	(150,433)

Total	$(6,058,007)	$(104,224)

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BOND PORTFOLIO 2030 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Credit contracts	$—	$5,773
Interest rate contracts	(748,347)	197,446

Total	$(748,347)	$203,219

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$68,340,438
Futures Contracts - Short Positions (1)	47,057,624
Interest Rate Swap Agreements (1)	246,800
Credit Default Swap Agreements - Buy Protection (1)	2,000,000
Inflation Swap Agreements (1)	546,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BOND PORTFOLIO 2030 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value:
Affiliated investments (cost $60,157,957)	$57,653,308
Deposit with broker for centrally cleared/exchange-traded derivatives	906,000
Receivable for investments sold	41,885
Receivable for Portfolio shares sold	2,576
Prepaid expenses	1,469

Total Assets	58,605,238

LIABILITIES
Payable for Portfolio shares purchased	46,665
Audit fee payable	36,500
Custodian and accounting fees payable	13,191
Due to broker-variation margin futures	9,432
Accrued expenses and other liabilities	9,030
Management fee payable	8,851
Distribution fee payable	2,010
Affiliated transfer agent fee payable	537
Trustees’ fees payable	330

Total Liabilities	126,546

NET ASSETS	$58,478,692

Net assets were comprised of:
Partners’ Equity	$58,478,692

Net asset value and redemption price per share, $58,478,692 / 5,625,754 outstanding shares of beneficial interest	$10.39

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$402,338
Affiliated dividend income	80,675
Income from securities lending, net (including affiliated income of $93)	100

Total income	483,113

EXPENSES
Management fee	297,724
Distribution fee	158,780
Custodian and accounting fees	38,434
Audit fee	36,500
Legal fees and expenses	20,336
Trustees’ fees	9,440
Shareholders’ reports	8,579
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,925
Miscellaneous	17,399

Total expenses	595,117
Less: Fee waiver and/or expense reimbursement	(14,923)

Net expenses	580,194

NET INVESTMENT INCOME (LOSS)	(97,081)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(231,688))	(116,272)
In-kind transactions(1)	(2,204,189)
Futures transactions	(6,058,007)
Swap agreements transactions	(104,224)

(8,482,692)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,539,876))	(3,253,156)
Futures	(748,347)
Swap agreements	203,219

(3,798,284)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(12,280,976)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,378,057)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(97,081)	$862,721
Net realized gain (loss) on investment transactions	(8,482,692)	(4,846,646)
Net change in unrealized appreciation (depreciation) on investments	(3,798,284)	(1,925,531)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,378,057)	(5,909,456)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,037,606 and 651,999 shares, respectively]	11,664,161	8,043,279
Portfolio shares purchased [1,231,068 and 5,583,031 shares, respectively]	(13,840,004)	(69,938,660)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(2,175,843)	(61,895,381)

TOTAL INCREASE (DECREASE)	(14,553,900)	(67,804,837)
NET ASSETS:
Beginning of year	73,032,592	140,837,429

End of year	$58,478,692	$73,032,592

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BOND PORTFOLIO 2030 (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			January 02, 2019(a) through
	2022	2021	2020	December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$12.55	$13.10	$11.44	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	0.10	0.12	0.15
Net realized and unrealized gain (loss) on investment transactions	(2.14)	(0.65)	1.54	1.29

Total from investment operations	(2.16)	(0.55)	1.66	1.44

Net Asset Value, end of period	$10.39	$12.55	$13.10	$11.44

Total Return(c)	(17.13)%	(4.20)%	14.51%	14.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$58	$73	$141	$34
Average net assets (in millions)	$64	$103	$213	$19
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.91%	0.91%	0.81%	0.93	%(e)
Expenses before waivers and/or expense reimbursement	0.93%	0.91%	0.81%	1.44	%(e)
Net investment income (loss)	(0.15)%	0.83%	0.95%	1.28	%(e)
Portfolio turnover rate(f)	14%	56%	253%	384%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BOND PORTFOLIO 2031
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENT — 94.8%
AFFILIATED MUTUAL FUND
AST Target Maturity Central Portfolio* (cost $93,504,950)	9,355,776	$89,066,985

SHORT-TERM INVESTMENT — 3.4%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $3,192,676)	3,192,676	3,192,676

TOTAL INVESTMENTS—98.2% (cost $96,697,626)(wd)		92,259,661
Other assets in excess of liabilities(z) — 1.8%		1,680,935

NET ASSETS — 100.0%		$93,940,596

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
291	10 Year U.S. Treasury Notes	Mar. 2023	$32,678,392	$(296,667)
609	10 Year U.S. Ultra Treasury Notes	Mar. 2023	72,033,281	(265,529)

				(562,196)

Short Positions:
108	2 Year U.S. Treasury Notes	Mar. 2023	22,148,438	(23,161)
414	5 Year U.S. Treasury Notes	Mar. 2023	44,682,892	53,009
101	20 Year U.S. Treasury Bonds	Mar. 2023	12,659,719	47,940
63	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	8,461,688	91,019

				168,807

				$(393,389)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$1,710,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BOND PORTFOLIO 2031 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund	$89,066,985	$—	$—
Short-Term Investment
Affiliated Mutual Fund	3,192,676	—	—

Total	$92,259,661	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$191,968	$—	$—

Liabilities
Futures Contracts	$(585,357)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2022 were as follows:

Core Bond	94.8%
Short Term	3.4

98.2
Other assets in excess of liabilities	1.8

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$191,968	*	Due from/to broker-variation margin futures	$585,357	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(9,693,876)	$(288,180)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BOND PORTFOLIO 2031 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Interest rate contracts	$(834,868)	$345,460

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$107,649,148
Futures Contracts - Short Positions (1)	77,902,670
Interest Rate Swap Agreements (1)	296,000
Inflation Swap Agreements (1)	969,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BOND PORTFOLIO 2031 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value:
Affiliated investments (cost $96,697,626)	$92,259,661
Deposit with broker for centrally cleared/exchange-traded derivatives	1,710,000
Receivable for Portfolio shares sold	580,054
Due from broker-variation margin futures	21,104
Prepaid expenses	1,993

Total Assets	94,572,812

LIABILITIES
Payable for investments purchased	466,593
Payable for Portfolio shares purchased	88,903
Audit fee payable	36,500
Accrued expenses and other liabilities	21,673
Management fee payable	14,430
Distribution fee payable	3,209
Affiliated transfer agent fee payable	537
Trustees’ fees payable	371

Total Liabilities	632,216

NET ASSETS	$93,940,596

Net assets were comprised of:
Partners’ Equity	$93,940,596

Net asset value and redemption price per share, $93,940,596 / 10,721,079 outstanding shares of beneficial interest	$8.76

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$535,168
Affiliated dividend income	111,379
Affiliated income from securities lending, net	911

Total income	647,458

EXPENSES
Management fee	514,937
Distribution fee	274,635
Custodian and accounting fees	39,131
Audit fee	36,500
Legal fees and expenses	22,439
Trustees’ fees	10,441
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Shareholders’ reports	7,688
Miscellaneous	22,224

Total expenses	935,921
Less: Fee waiver and/or expense reimbursement	(14,686)

Net expenses	921,235

NET INVESTMENT INCOME (LOSS)	(273,777)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(728,306))	(913,679)
In-kind transactions(1)	(7,694,282)
Futures transactions	(9,693,876)
Swap agreements transactions	(288,180)

(18,590,017)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,419,187))	(3,678,487)
Futures	(834,868)
Swap agreements	345,460

(4,167,895)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(22,757,912)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(23,031,689)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(273,777)	$586,356
Net realized gain (loss) on investment transactions	(18,590,017)	(7,268,959)
Net change in unrealized appreciation (depreciation) on investments	(4,167,895)	821,518

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(23,031,689)	(5,861,085)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [7,507,050 and 12,351,812 shares, respectively]	77,267,679	130,595,797
Portfolio shares purchased [5,168,743 and 16,901,201 shares, respectively]	(50,639,540)	(180,784,702)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	26,628,139	(50,188,905)

TOTAL INCREASE (DECREASE)	3,596,450	(56,049,990)
NET ASSETS:
Beginning of year	90,344,146	146,394,136

End of year	$93,940,596	$90,344,146

(1) See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BOND PORTFOLIO 2031 (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		January 02, 2020(a) through December 31, 2020
	2022	2021
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.78	$11.32	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	0.04	0.03
Net realized and unrealized gain (loss) on investment transactions	(2.00)	(0.58)	1.29	(c)

Total from investment operations	(2.02)	(0.54)	1.32

Net Asset Value, end of period	$8.76	$10.78	$11.32

Total Return(d)	(18.74)%	(4.77)%	13.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$94	$90	$146
Average net assets (in millions)	$110	$148	$70
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.84%	0.88%	0.92	%(f)
Expenses before waivers and/or expense reimbursement	0.85%	0.88%	0.92	%(f)
Net investment income (loss)	(0.25)%	0.40%	0.28	%(f)
Portfolio turnover rate(g)	48%	102%	116%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Portfolio invests.
(f)	Annualized.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BOND PORTFOLIO 2032
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENT — 94.6%
AFFILIATED MUTUAL FUND
AST Target Maturity Central Portfolio* (cost $123,571,712)	12,367,384	$117,737,498

SHORT-TERM INVESTMENT — 3.1%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $3,905,482)	3,905,482	3,905,482

TOTAL INVESTMENTS—97.7% (cost $127,477,194)(wd)		121,642,980
Other assets in excess of liabilities(z) — 2.3%		2,861,982

NET ASSETS — 100.0%		$124,504,962

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
1,397	10 Year U.S. Ultra Treasury Notes	Mar. 2023	$165,238,906	$(698,637)
Short Positions:
146	2 Year U.S. Treasury Notes	Mar. 2023	29,941,406	(32,264)
450	5 Year U.S. Treasury Notes	Mar. 2023	48,568,361	76,146
353	10 Year U.S. Treasury Notes	Mar. 2023	39,640,799	216,138
125	20 Year U.S. Treasury Bonds	Mar. 2023	15,667,969	117,149
84	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	11,282,250	118,661

				495,830

				$(202,807)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$2,857,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund	$117,737,498	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BOND PORTFOLIO 2032 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investment
Affiliated Mutual Fund	$3,905,482	$—	$—

Total	$121,642,980	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$528,094	$—	$—

Liabilities
Futures Contracts	$(730,901)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2022 were as follows:

Core Bond	94.6%
Short Term	3.1
97.7

Other assets in excess of liabilities	2.3

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$528,094	*	Due from/to broker-variation margin futures	$730,901	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(11,578,044)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BOND PORTFOLIO 2032 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(629,364)

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$131,186,855
Futures Contracts - Short Positions (1)	98,864,236

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BOND PORTFOLIO 2032 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value:
Affiliated investments (cost $127,477,194)	$121,642,980
Deposit with broker for centrally cleared/exchange-traded derivatives	2,857,000
Due from broker-variation margin futures	86,545
Receivable for investments sold	10,223
Receivable for Portfolio shares sold	8,810
Prepaid expenses	1,043

Total Assets	124,606,601

LIABILITIES
Audit fee payable	36,500
Payable for Portfolio shares purchased	19,570
Management fee payable	19,179
Custodian and accounting fees payable	13,136
Accrued expenses and other liabilities	8,071
Distribution fee payable	4,275
Affiliated transfer agent fee payable	537
Trustees’ fees payable	371

Total Liabilities	101,639

NET ASSETS	$124,504,962

Net assets were comprised of:
Partners’ Equity	$124,504,962

Net asset value and redemption price per share, $124,504,962 / 16,469,528 outstanding shares of beneficial interest	$7.56

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $1,340 foreign withholding tax, all of which is reimbursable by an affiliate)	$771,777
Affiliated dividend income	123,383
Affiliated income from securities lending, net	238

Total income	895,398

EXPENSES
Management fee	659,591
Distribution fee	351,789
Custodian and accounting fees	39,784
Audit fee	36,500
Legal fees and expenses	22,523
Trustees’ fees	10,481
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Shareholders’ reports	6,853
Miscellaneous	21,170

Total expenses	1,156,617
Less: Fee waiver and/or expense reimbursement	(19,150)

Net expenses	1,137,467

NET INVESTMENT INCOME (LOSS)	(242,069)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(846,752))	(1,096,211)
In-kind transactions(1)	(12,252,045)
Futures transactions	(11,578,044)

(24,926,300)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,819,022))	(5,370,094)
Futures	(629,364)

(5,999,458)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(30,925,758)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(31,167,827)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	January 04, 2021(a) through
	December 31, 2022	December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(242,069)	$144,131
Net realized gain (loss) on investment transactions	(24,926,300)	(105,875)
Net change in unrealized appreciation (depreciation) on investments	(5,999,458)	(37,563)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(31,167,827)	693

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [13,044,805 and 13,461,438 shares, respectively]	117,207,726	127,429,743
Portfolio shares purchased [7,480,708 and 2,556,007 shares, respectively]	(64,759,744)	(24,205,629)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	52,447,982	103,224,114

TOTAL INCREASE (DECREASE)	21,280,155	103,224,807
NET ASSETS:
Beginning of period	103,224,807	—

End of period	$124,504,962	$103,224,807

(a)	Commencement of operations.
(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BOND PORTFOLIO 2032 (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2022	January 04, 2021(a) through December 31, 2021
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$9.47	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	0.04
Net realized and unrealized gain (loss) on investment transactions	(1.90)	(0.57)

Total from investment operations	(1.91)	(0.53)

Net Asset Value, end of period	$7.56	$9.47

Total Return(c)	(20.17)%	(5.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$125	$103
Average net assets (in millions)	$141	$33
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.81%	0.93	%(e)
Expenses before waivers and/or expense reimbursement	0.82%	1.17	%(e)
Net investment income (loss)	(0.17)%	0.44	%(e)
Portfolio turnover rate(f)	34%	375%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BOND PORTFOLIO 2033
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENT — 93.3%
AFFILIATED MUTUAL FUND
AST Target Maturity Central Portfolio* (cost $4,556,336)	464,629	$4,423,267

SHORT-TERM INVESTMENT — 3.6%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $171,148)	171,148	171,148

TOTAL INVESTMENTS—96.9% (cost $4,727,484)(wd)		4,594,415
Other assets in excess of liabilities(z) — 3.1%		147,246

NET ASSETS — 100.0%		$4,741,661

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
40	10 Year U.S. Ultra Treasury Notes	Mar. 2023	$4,731,250	$(20,167)
4	20 Year U.S. Treasury Bonds	Mar. 2023	501,375	(3,287)

				(23,454)

Short Positions:
5	2 Year U.S. Treasury Notes	Mar. 2023	1,025,391	1,143
17	5 Year U.S. Treasury Notes	Mar. 2023	1,834,805	3,166
7	10 Year U.S. Treasury Notes	Mar. 2023	786,078	5,303
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	402,938	4,238

				13,850

				$(9,604)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$180,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BOND PORTFOLIO 2033 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund	$4,423,267	$—	$—
Short-Term Investment
Affiliated Mutual Fund	171,148	—	—

Total	$4,594,415	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$13,850	$—	$—

Liabilities
Futures Contracts	$(23,454)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2022 were as follows:

Core Bond	93.3%
Short Term	3.6

96.9
Other assets in excess of liabilities	3.1

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$13,850*	Due from/to broker-variation margin futures	$23,454*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(343,480)

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BOND PORTFOLIO 2033 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(9,604)

For the period ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$4,505,508
Futures Contracts - Short Positions (1)	3,256,727

*	Average volume is based on average quarter end balances as noted for the period ended December 31, 2022.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BOND PORTFOLIO 2033 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value:
Affiliated investments (cost $4,727,484)	$4,594,415
Deposit with broker for centrally cleared/exchange-traded derivatives	180,000
Due from Manager	22,582
Due from broker-variation margin futures	1,602
Receivable for investments sold	36
Prepaid expenses	953

Total Assets	4,799,588

LIABILITIES
Audit fee payable	36,500
Custodian and accounting fees payable	13,390
Accrued expenses and other liabilities	7,001
Affiliated transfer agent fee payable	537
Trustees’ fees payable	300
Distribution fee payable	161
Payable for Portfolio shares purchased	38

Total Liabilities	57,927

NET ASSETS	$4,741,661

Net assets were comprised of:
Partners’ Equity	$4,741,661

Net asset value and redemption price per share, $4,741,661 / 596,334 outstanding shares of beneficial interest	$7.95

STATEMENT OF OPERATIONS

For the Period January 3, 2022(a) through December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$27,361
Affiliated dividend income	3,446

Total income	30,807

EXPENSES
Management fee	21,281
Distribution fee	11,359
Custodian and accounting fees	37,726
Audit fee	36,500
Legal fees and expenses	22,016
Shareholders’ reports	9,180
Trustees’ fees	8,400
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,908
Fund data services	5,507
Miscellaneous	7,247

Total expenses	167,124
Less: Fee waiver and/or expense reimbursement	(125,583)

Net expenses	41,541

NET INVESTMENT INCOME (LOSS)	(10,734)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(62,686))	(131,620)
In-kind transactions(1)	(399,282)
Futures transactions	(343,480)

(874,382)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(133,069)
Futures	(9,604)

(142,673)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(1,017,055)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,027,789)

STATEMENT OF CHANGES IN NET ASSETS

January 03, 2022(a) through December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(10,734)
Net realized gain (loss) on investment transactions	(874,382)
Net change in unrealized appreciation (depreciation) on investments	(142,673)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,027,789)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [732,283 shares]	6,867,148
Portfolio shares purchased [135,949 shares]	(1,097,698)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	5,769,450

TOTAL INCREASE (DECREASE)	4,741,661
NET ASSETS:
Beginning of period	—

End of period	$4,741,661

(a)	Commencement of operations.
(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BOND PORTFOLIO 2033 (CONTINUED)

FINANCIAL HIGHLIGHTS

	January 03, 2022(a) through December 31, 2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	(2.03)

Total from investment operations	(2.05)

Net Asset Value, end of period	$7.95

Total Return(c)	(20.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5
Average net assets (in millions)	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.91	%(e)
Expenses before waivers and/or expense reimbursement	3.67	%(e)
Net investment income (loss)	(0.24	)%(e)
Portfolio turnover rate(f)	87%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST CORE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 109.0%
ASSET-BACKED SECURITIES — 11.0%
Automobiles — 2.3%
American Credit Acceptance Receivables Trust,
Series 2022-03, Class B, 144A
4.550%	10/13/26	245	$240,168
AmeriCredit Automobile Receivables Trust,
Series 2019-02, Class C
2.740%	04/18/25	756	748,605
Series 2020-02, Class B
0.970%	02/18/26	280	274,121
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-01A, Class A, 144A
3.700%	09/20/24	2,000	1,980,185
Series 2018-02A, Class A, 144A
4.000%	03/20/25	350	344,091
Series 2019-03A, Class A, 144A
2.360%	03/20/26	4,178	3,888,501
Series 2020-01A, Class A, 144A
2.330%	08/20/26	2,000	1,850,701
Series 2021-01A, Class D, 144A
3.710%	08/20/27	5,000	4,100,756
Series 2021-02A, Class A, 144A
1.660%	02/20/28	4,700	4,066,855
Series 2022-01A, Class A, 144A
3.830%	08/21/28	5,300	5,045,407
Carvana Auto Receivables Trust,
Series 2022-P02, Class A3
4.130%	04/12/27	3,535	3,442,216
Credit Acceptance Auto Loan Trust,
Series 2020-02A, Class A, 144A
1.370%	07/16/29	219	216,443
Series 2021-02A, Class A, 144A
0.960%	02/15/30	1,370	1,317,522
Drive Auto Receivables Trust,
Series 2021-02, Class B
0.580%	12/15/25	2,151	2,123,740
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C
1.320%	07/15/25	97	95,673
Series 2021-02A, Class B
0.570%	09/15/25	153	151,627
Series 2022-04A, Class B
4.570%	01/15/27	1,325	1,300,046
Series 2022-06A, Class B
6.030%	08/16/27	670	670,795
Flagship Credit Auto Trust,
Series 2022-03, Class B, 144A
4.690%	07/17/28	2,247	2,193,275
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31	2,600	2,483,540
Series 2020-01, Class A, 144A
2.040%	08/15/31	4,000	3,752,139
Series 2020-02, Class B, 144A
1.490%	04/15/33	1,730	1,514,090
Series 2021-01, Class C, 144A
1.910%	10/17/33	398	348,884
Series 2021-02, Class C, 144A
2.110%	05/15/34	1,025	876,198

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
GLS Auto Receivables Issuer Trust,
Series 2022-03A, Class B, 144A
4.920%	01/15/27	390	$381,920
Harley-Davidson Motorcycle Trust,
Series 2020-A, Class A3
1.870%	10/15/24	83	82,879
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	3,776	3,286,462
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25	1,165	1,076,325
Series 2022-02A, Class A, 144A
2.330%	06/26/28	5,600	4,908,552
Honda Auto Receivables Owner Trust,
Series 2021-04, Class A3
0.880%	01/21/26	790	749,706
Hyundai Auto Receivables Trust,
Series 2021-C, Class A3
0.740%	05/15/26	930	878,435
JPMorgan Chase Bank, NA,
Series 2020-01, Class D, 144A
1.886%	01/25/28	333	328,550
Series 2021-02, Class D, 144A
1.138%	12/26/28	328	311,554
Series 2021-03, Class D, 144A
1.009%	02/26/29	350	328,299
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	2,309	2,216,110
Series 2021-01A, Class C, 144A
1.420%	07/14/28	765	649,734
Series 2021-01A, Class D, 144A
1.620%	11/14/30	225	187,596
Prestige Auto Receivables Trust,
Series 2021-01A, Class A3, 144A
0.830%	07/15/25	1,150	1,129,346
Santander Drive Auto Receivables Trust,
Series 2020-02, Class C
1.460%	09/15/25	275	273,900
Series 2020-03, Class C
1.120%	01/15/26	1,151	1,140,672
Series 2020-04, Class C
1.010%	01/15/26	1,003	993,295
Series 2021-01, Class C
0.750%	02/17/26	3,656	3,593,061
Series 2021-01, Class D
1.130%	11/16/26	1,872	1,768,289
Series 2021-02, Class C
0.900%	06/15/26	2,581	2,510,761
Series 2021-02, Class D
1.350%	07/15/27	4,078	3,812,690
Series 2021-03, Class C
0.950%	09/15/27	3,145	3,025,000
Series 2022-04, Class B
4.420%	11/15/27	3,245	3,139,589
Series 2022-05, Class B
4.430%	03/15/27	1,060	1,030,710

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2022-06, Class B
4.720%	06/15/27	710	$691,842
Series 2022-07, Class B
5.950%	01/17/28	2,590	2,614,939
Volkswagen Auto Loan Enhanced Trust,
Series 2021-01, Class A3
1.020%	06/22/26	1,611	1,531,033
Westlake Automobile Receivables Trust,
Series 2022-02A, Class B, 144A
4.310%	09/15/27	2,560	2,492,489

			88,159,316

Collateralized Loan Obligations — 6.0%
AGL CLO Ltd. (Cayman Islands),
Series 2020-07A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.279%(c)	07/15/34	310	301,450
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
5.633%(c)	04/20/32	3,126	3,077,969
Series 2020-04A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.313%(c)	04/20/33	250	244,866
AIG CLO LLC (Cayman Islands),
Series 2018-01A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.363%(c)	04/20/32	250	245,090
AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.458%(c)	10/25/33	3,430	3,361,463
Allegro CLO Ltd. (Cayman Islands),
Series 2014-01RA, Class A1, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.358%(c)	10/21/28	196	194,149
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	07/15/31	1,042	1,019,014
AMMC CLO Ltd. (Cayman Islands),
Series 2017-21A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.710%(c)	11/02/30	250	246,575
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.191%(c)	10/13/30	490	484,494
Series 2014-03RA, Class A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
5.424%(c)	01/28/31	373	368,405
Series 2014-04RA, Class A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.424%(c)	01/28/31	1,959	1,937,045
Series 2015-07A, Class AR2, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
5.464%(c)	01/28/31	570	562,590

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Anchorage Capital Europe CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)
2.413%(c)	04/25/34	EUR	1,722	$1,768,272
Apidos CLO Ltd. (Cayman Islands),
Series 2013-12A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
5.159%(c)	04/15/31		765	753,362
Series 2013-15A, Class A1RR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
5.253%(c)	04/20/31		500	492,677
Series 2018-18A, Class A1, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.465%(c)	10/22/30		250	246,786
Ares CLO Ltd.,
Series 2020-56A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
5.518%(c)	10/25/34		350	339,399
ARES CLO Ltd. (Cayman Islands),
Series 2019-52A, Class A1R, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.375%(c)	04/22/31		990	975,655
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)
2.148%(c)	04/15/32	EUR	5,724	5,951,996
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	10/17/32		4,285	4,204,958
Barings CLO Ltd. (Cayman Islands),
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 0.000%)
5.433%(c)	10/20/30		520	513,881
Series 2020-02A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
5.089%(c)	10/15/33		1,335	1,308,090
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R2, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.264%(c)	07/18/30		871	855,991
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.720%(c)	05/17/31		1,042	1,020,449
Battery Park CLO Ltd.,
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 2.210% (Cap N/A, Floor 2.210%)
6.390%(c)	10/20/35		4,270	4,242,590
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2015-06BR, Class A, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)
5.433%(c)	07/20/34		2,210	2,118,053
Series 2018-05BA, Class A1A, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 0.000%)
5.333%(c)	04/20/31		1,650	1,627,712
Series 2022-27A, Class A1, 144A, 3 Month SOFR + 1.800% (Cap N/A, Floor 1.800%)
4.291%(c)	07/20/35		4,950	4,867,930

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
BlueMountain CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
5.505%(c)	10/22/30		794	$783,789
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
1.978%(c)	04/15/31	EUR	2,083	2,158,467
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
2.368%(c)	10/15/35	EUR	3,810	3,896,951
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2013-04A, Class A1RR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.079%(c)	01/15/31		365	360,221
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
5.049%(c)	04/17/31		558	550,479
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.323%(c)	01/20/32		8,300	8,146,371
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	01/20/35		3,040	2,957,694
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	07/20/34		2,496	2,404,453
Cedar Funding CLO Ltd. (Cayman Islands),
Series 2016-05A, Class A1R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
5.179%(c)	07/17/31		850	835,174
CIFC Funding Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.435%(c)	01/22/31		2,996	2,957,030
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
5.288%(c)	04/23/29		1,922	1,902,158
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
5.283%(c)	04/20/31		1,455	1,430,893
Series 2020-01A, Class A1R, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	07/15/36		250	243,175
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.219%(c)	07/15/34		2,958	2,887,728
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
5.359%(c)	07/15/29		618	611,009
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.199%(c)	07/15/31		2,083	2,040,049

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Elmwood CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
5.283%(c)	10/20/34		910	$892,056
Flatiron CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.212% (Cap N/A, Floor 0.950%)
5.075%(c)	04/17/31		750	739,996
Galaxy CLO Ltd. (Cayman Islands),
Series 2013-15A, Class ARR, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
5.049%(c)	10/15/30		1,010	994,192
Goldentree Loan Opportunities Ltd. (Cayman Islands),
Series 2015-10A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
5.363%(c)	07/20/31		325	320,678
Series 2015-11A, Class AR2, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.264%(c)	01/18/31		260	256,897
GoldenTree Loan Opportunities Ltd. (Cayman Islands),
Series 2014-09A, Class AR2, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.525%(c)	10/29/29		3,595	3,564,216
GoldentTree Loan Management US CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
5.373%(c)	10/20/34		550	532,258
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
5.089%(c)	04/15/31		3,126	3,085,008
Greywolf CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.219%(c)	04/15/34		2,083	2,021,498
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.180%)
5.403%(c)	10/20/31		1,666	1,638,988
Series 2020-03RA, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.290%)
5.587%(c)	04/15/33		2,083	2,038,360
Henley CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)
2.443%(c)	04/25/34	EUR	1,042	1,070,063
Hildene Community Funding CDO Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A
2.600%	11/01/35		2,677	2,342,914
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1RR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.383%(c)	04/20/34		970	948,354
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.532%(c)	02/05/31		3,967	3,922,085

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.028%(c)	07/15/31	EUR	2,496	$2,588,119
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34		4,045	3,925,856
KKR CLO Ltd.,
Series 30A, Class A1R, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.099%(c)	10/17/31		4,380	4,300,183
LCM LP (Cayman Islands),
Series 20A, Class BR, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
5.793%(c)	10/20/27		750	740,166
LCM Ltd. (Cayman Islands),
Series 26A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.313%(c)	01/20/31		1,510	1,490,940
Series 29A, Class AR, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.149%(c)	04/15/31		250	245,561
Logan CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
5.403%(c)	07/20/34		1,000	977,765
Madison Park Funding Ltd. (Cayman Islands),
Series 2013-11A, Class AR2, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
5.225%(c)	07/23/29		786	775,491
Series 2014-13A, Class AR2, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
5.177%(c)	04/19/30		481	476,015
Series 2015-18A, Class ARR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
5.218%(c)	10/21/30		2,950	2,908,935
Series 2015-19A, Class A1R2, 144A, 3 Month LIBOR + 0.920% (Cap N/A, Floor 0.920%)
5.245%(c)	01/22/28		687	680,429
Series 2016-21A, Class AARR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.159%(c)	10/15/32		4,575	4,493,401
Series 2017-23A, Class AR, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
5.328%(c)	07/27/31		950	938,523
Series 2019-34A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.478%(c)	04/25/32		1,455	1,431,060
Series 2019-37A, Class AR, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.149%(c)	07/15/33		250	246,232
Marble Point CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.374%(c)	12/18/30		490	480,275

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
4.919%(c)	10/12/30	1,666	$1,642,070
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
5.199%(c)	07/15/31	2,083	2,041,413
Series 2015-10A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
5.291%(c)	10/13/27	1,135	1,123,594
MP CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.493%(c)	10/20/30	590	579,596
Series 2015-02A, Class ARR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.574%(c)	04/28/34	990	951,526
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2015-20A, Class ARR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
5.239%(c)	07/15/34	825	802,917
Series 2017-16SA, Class AR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
5.119%(c)	04/15/34	2,755	2,684,426
Northwoods Capital Ltd. (Cayman Islands),
Series 2020-22A, Class AR, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)
5.854%(c)	09/01/31	8,500	8,356,009
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.407%(c)	04/26/31	220	217,092
Octagon Investment Partners 51 Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.393%(c)	07/20/34	1,105	1,066,178
Octagon Investment Partners Ltd. (Cayman Islands),
Series 2013-01A, Class A1R2, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.358%(c)	01/25/31	1,990	1,960,892
Series 2018-18A, Class A1A, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)
5.039%(c)	04/16/31	1,250	1,232,790
OFSI BSL Ltd. (Cayman Islands),
Series 2022-11A, Class A1, 144A, 3 Month SOFR + 2.100% (Cap N/A, Floor 2.100%)
6.029%(c)	07/18/31	5,000	4,969,062
OZLM Funding Ltd. (Cayman Islands),
Series 2013-04A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.575%(c)	10/22/30	285	280,430
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
5.159%(c)	04/17/31	5,127	5,010,356
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
5.089%(c)	07/17/29	2,430	2,400,170

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2018-18A, Class A, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.099%(c)	04/15/31	360	$351,254
Palmer Square CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1A3, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.227%(c)	10/17/31	250	245,072
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
5.209%(c)	01/17/31	1,080	1,069,120
Series 2015-01A, Class A1A4, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
5.805%(c)	05/21/34	1,750	1,710,888
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
5.179%(c)	07/16/31	2,553	2,519,066
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2020-04A, Class A2, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
6.357%(c)	11/25/28	300	293,980
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1R, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
5.890%(c)	02/14/34	720	698,899
Series 2018-01A, Class A1AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.243%(c)	10/20/31	750	730,634
PPM CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
5.229%(c)	07/15/31	2,083	2,035,743
Race Point CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
5.458%(c)	07/25/31	1,341	1,316,081
Rad CLO Ltd. (Cayman Islands),
Series 2018-02A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.159%(c)	10/15/31	370	363,755
Series 2019-05A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.445%(c)	07/24/32	430	419,345
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 0.000%)
5.433%(c)	10/20/30	850	838,101
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
5.403%(c)	10/20/31	3,126	3,068,965
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.468%(c)	04/25/31	7,626	7,472,242
Series 2020-08A, Class A, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 1.270%)
5.513%(c)	04/20/33	350	341,936

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Sixth Street CLO Ltd. (Cayman Islands),
Series 2021-19A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.343%(c)	07/20/34		7,000	$6,816,990
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.397%(c)	01/26/31		830	820,473
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.249%(c)	07/15/34		3,130	3,018,292
Southwick Park CLO LLC (Cayman Islands),
Series 2019-04A, Class A1R, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 1.060%)
5.303%(c)	07/20/32		250	245,140
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)
2.373%(c)	04/25/30	EUR	1,711	1,781,923
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)
2.512%(c)	02/20/30	EUR	4,146	4,337,729
Steele Creek CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.329%(c)	10/15/30		370	363,553
Symphony CLO Ltd. (Cayman Islands),
Series 2021-26A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.323%(c)	04/20/33		272	265,099
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.595%(c)	10/29/34		1,815	1,762,464
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.538%(c)	07/25/34		2,083	2,027,718
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
5.319%(c)	01/17/30		1,197	1,179,087
TICP CLO Ltd. (Cayman Islands),
Series 2018-12A, Class AR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.249%(c)	07/15/34		250	244,784
Trestles CLO Ltd. (Cayman Islands),
Series 2020-03A, Class A1, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)
5.573%(c)	01/20/33		1,140	1,125,215
Series 2021-04A, Class A, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.448%(c)	07/21/34		580	563,275
Series 2021-05A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.413%(c)	10/20/34		600	581,019

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Venture CLO Ltd. (Cayman Islands),
Series 2014-18A, Class AR, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
5.299%(c)	10/15/29		2,256	$2,231,367
Voya CLO Ltd. (Cayman Islands),
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 0.000%)
5.209%(c)	10/15/30		610	602,426
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 1.060%)
5.139%(c)	04/15/31		1,368	1,346,635
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	01/17/31		1,157	1,134,765
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	07/17/31		1,821	1,782,911
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/31		11,250	10,942,379
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.289%(c)	10/15/34		1,140	1,104,662

				231,634,574

Consumer Loans — 0.6%
Aqua Finance Trust,
Series 2021-A, Class B, 144A
2.400%	07/17/46		4,810	4,048,927
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	385	267,387
Goldman Home Improvement Trust Issuer Trust,
Series 2021-GRN02, Class B, 144A
1.970%	06/25/51		197	171,951
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28		4,144	4,022,030
Series 2021-01A, Class A, 144A
1.900%	11/20/31		1,816	1,540,749
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32		262	258,177
Series 2021-AA, Class A, 144A
1.860%	03/20/36		180	154,316
OneMain Financial Issuance Trust,
Series 2019-02A, Class A, 144A
3.140%	10/14/36		2,382	2,125,656
Series 2020-01A, Class A, 144A
3.840%	05/14/32		578	574,147
Series 2020-02A, Class A, 144A
1.750%	09/14/35		2,934	2,563,056
Series 2021-01A, Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)
4.567%(c)	06/16/36		1,756	1,677,812

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
Series 2022-02A, Class A, 144A
4.890%	10/14/34		2,210	$2,157,348
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25		590	581,957
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A
1.210%	03/08/28		284	264,455
Oportun Issuance Trust,
Series 2022-02, Class A, 144A
5.940%	10/09/29		1,659	1,645,066

				22,053,034

Credit Cards — 0.2%
American Express Credit Account Master Trust,
Series 2021-01, Class A
0.900%	11/15/26		4,910	4,555,975
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30		737	711,002
Newday Funding Master Issuer PLC (United Kingdom),
Series 2021-01A, Class A1, 144A, SONIA + 0.970% (Cap N/A, Floor 0.000%)
4.293%(c)	03/15/29	GBP	684	818,044
Series 2021-01A, Class A2, 144A, SOFR + 1.100% (Cap N/A, Floor 0.000%)
5.304%(c)	03/15/29		541	532,274
Series 2021-02A, Class A1, 144A, SONIA + 0.800% (Cap N/A, Floor 0.000%)
4.123%(c)	07/15/29	GBP	300	356,702
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, 1 Month SONIA + 1.400% (Cap N/A, Floor 0.000%)
3.428%(c)	11/15/28	GBP	1,051	1,260,625

				8,234,622

Equipment — 0.1%
Amur Equipment Finance Receivables XI LLC,
Series 2022-02A, Class A2, 144A
5.300%	06/21/28		1,130	1,117,526
MMAF Equipment Finance LLC,
Series 2019-B, Class A5, 144A
2.290%	11/12/41		1,440	1,314,465

				2,431,991

Home Equity Loans — 0.1%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
5.029%(c)	05/25/34		135	125,669
Asset-Backed Funding Certificates Trust,
Series 2004-OPT02, Class M1, 1 Month LIBOR + 0.825% (Cap N/A, Floor 0.825%)
5.214%(c)	08/25/33		2	2,116

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
5.889%(c)	03/25/43	71	$68,540
EquiFirst Mortgage Loan Trust,
Series 2004-01, Class 1A1, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.480%)
4.869%(c)	01/25/34	378	357,047
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.089%(c)	09/25/34	113	90,179
Series 2004-WMC02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
5.289%(c)	04/25/34	225	216,788
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.409%(c)	10/25/33	12	11,724
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2003-NC01, Class M1, 1 Month LIBOR + 1.575% (Cap N/A, Floor 1.575%)
5.964%(c)	11/25/32	10	9,878
Option One Mortgage Accept Corp., Asset-Backed Certificates,
Series 2003-05, Class A2, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
5.029%(c)	08/25/33	121	115,367
Option One Mortgage Loan Trust,
Series 2007-FXD02, Class 1A1
5.820%	03/25/37	4,392	3,811,844

			4,809,152

Manufactured Housing — 0.0%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A
3.000%(cc)	11/25/58	348	341,037

Other — 1.2%
CoreVest American Finance Trust,
Series 2019-03, Class A, 144A
2.705%	10/15/52	695	650,928
Series 2020-03, Class A, 144A
1.358%	08/15/53	1,654	1,458,706
Credit Suisse European Mortgage Capital Ltd.,
Series 2019-1OTF, Class A, 144A, 3 Month LIBOR + 2.900% (Cap N/A, Floor 0.000%)
7.315%(c)	08/09/24	940	919,641
DB Master Finance LLC,
Series 2019-01A, Class A23, 144A
4.352%	05/20/49	5,452	4,970,921
Series 2021-01A, Class A2II, 144A
2.493%	11/20/51	2,034	1,672,169
FHLMC Structured Pass-Through Certificates,
Series 2017-SR01, Class A3
3.089%	11/25/27	258	239,887
FirstKey Homes Trust,
Series 2021-SFR02, Class A, 144A
1.376%	09/17/38	3,352	2,863,612

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (cont’d.)
Series 2022-SFR01, Class A, 144A
4.145%	05/17/39	1,153	$1,081,773
Home Partners of America Trust,
Series 2021-02, Class A, 144A
1.901%	12/17/26	4,424	3,820,878
Progress Residential Trust,
Series 2020-SFR01, Class A, 144A
1.732%	04/17/37	4,607	4,200,019
Series 2021-SFR01, Class A, 144A
1.052%	04/17/38	5,479	4,721,728
Series 2021-SFR03, Class A, 144A
1.637%	05/17/26	3,882	3,395,906
Series 2021-SFR08, Class A, 144A
1.510%	10/17/38	3,711	3,161,719
Series 2021-SFR10, Class A, 144A
2.393%	12/17/40	697	573,221
Series 2022-SFR04, Class A, 144A
4.438%	05/17/41	3,003	2,786,427
Series 2022-SFR3, Class A, 144A
3.200%	04/17/39	1,105	1,001,624
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
7.189%(c)	06/25/24	3,208	3,001,526
Tricon Residential Trust,
Series 2022-SFR01, Class A, 144A
3.856%	04/17/39	5,093	4,705,991
Verizon Owner Trust,
Series 2020-A, Class A1A
1.850%	07/22/24	106	105,106

			45,331,782

Residential Mortgage-Backed Securities — 0.3%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2004-R01, Class A2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
4.989%(c)	02/25/34	32	29,086
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W010, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
3.766%(c)	10/25/34	87	83,552
Bravo Mortgage Asset Trust,
Series 2006-01A, Class M1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
4.989%(c)	07/25/36	4,609	3,890,234
Countrywide Asset-Backed Certificates Trust,
Series 2004-13, Class MF1
5.071%(cc)	04/25/35	30	29,859
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.439%(c)	11/25/34	50	49,233
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB04, Class A6
3.891%(cc)	05/25/35	6	5,139
Equity One Mortgage Pass-Through Trust,
Series 2002-05, Class M1
5.803%(cc)	11/25/32	768	723,307

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Merrill Lynch Mortgage Investors Trust,
Series 2003-WMC03, Class M3, 1 Month LIBOR + 2.475% (Cap N/A, Floor 2.475%)
6.864%(c)	06/25/34		99	$96,049
Series 2004-WMC03, Class M2, 1 Month LIBOR + 1.845% (Cap N/A, Floor 1.845%)
6.234%(c)	01/25/35		86	83,144
RAMP Trust,
Series 2006-RZ02, Class M1, 1 Month LIBOR + 0.330% (Cap 14.000%, Floor 0.330%)
4.884%(c)	05/25/36		2,561	2,498,536
Series 2006-RZ03, Class M1, 1 Month LIBOR + 0.350% (Cap 14.000%, Floor 0.350%)
4.739%(c)	08/25/36		1,321	1,270,168
Structured Asset Investment Loan Trust,
Series 2004-BNC01, Class A4, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
4.956%(c)	09/25/34		289	275,328
TFS (Spain),
Series 2018-03, Class A1
0.000%(s)	04/16/40^	EUR	—(r)	5,128
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%
4.686%(c)	04/16/23^	EUR	3,984	4,042,433

				13,081,196

Small Business Loan — 0.0%
United States Small Business Administration,
Series 2019-20D, Class 1
2.980%	04/01/39		366	336,967
Series 2019-25G, Class 1
2.690%	07/01/44		675	590,034

				927,001

Student Loans — 0.2%
College Avenue Student Loans LLC,
Series 2021-A, Class A1, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.489%(c)	07/25/51		60	57,622
Series 2021-C, Class B, 144A
2.720%	07/26/55		127	103,655
Laurel Road Prime Student Loan Trust,
Series 2018-C, Class A, 144A
0.000%(cc)	08/25/43		1,717	1,593,413
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48		119	116,016
Navient Private Education Refi Loan Trust,
Series 2020-FA, Class A, 144A
1.220%	07/15/69		484	429,187
Nelnet Student Loan Trust,
Series 2021-CA, Class B, 144A
2.530%	04/20/62		1,400	1,089,959
Series 2021-CA, Class C, 144A
3.360%	04/20/62		100	77,258
SLM Student Loan Trust,
Series 2003-04, Class A5E, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
5.519%(c)	03/15/33		1	717

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
SMB Private Education Loan Trust,
Series 2015-C, Class R, 144A
0.000%	09/18/46	63,950	$2,692,712
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	585	543,053
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	2,198	1,988,888
Series 2021-A, Class AFX, 144A
1.030%	08/17/43	485	384,899

			9,077,379

TOTAL ASSET-BACKED SECURITIES (cost $452,957,535)			426,081,084

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.6%
245 Park Avenue Trust,
Series 2017-245P, Class XA, IO, 144A
0.149%(cc)	06/05/37	3,000	21,571
Banc of America Merrill Lynch Commercial Mortgage Securities Trust,
Series 2017-SCH, Class BF, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
5.718%(c)	11/15/33	350	313,598
Series 2017-SCH, Class CL, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
5.818%(c)	11/15/32	190	179,190
Series 2017-SCH, Class DL, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
6.318%(c)	11/15/32	380	356,703
BANK,
Series 2018-BN14, Class A4
4.231%(cc)	09/15/60	1,715	1,627,514
Series 2018-BNK11, Class A2
3.784%	03/15/61	4,200	3,927,240
Series 2019-BN16, Class A4
4.005%	02/15/52	1,800	1,685,607
Series 2019-BN18, Class A2
3.474%	05/15/62	975	941,310
Series 2019-BN20, Class A2
2.758%	09/15/62	3,037	2,634,369
Series 2019-BN20, Class A3
3.011%	09/15/62	2,691	2,351,946
Series 2019-BN22, Class A4
2.978%	11/15/62	2,435	2,122,653
Series 2019-BN23, Class ASB
2.846%	12/15/52	2,065	1,872,953
Series 2019-BN24, Class A3
2.960%	11/15/62	1,165	1,012,086
Series 2020-BN26, Class ASB
2.313%	03/15/63	6,236	5,494,331
Series 2020-BN30, Class ASB
1.673%	12/15/53	2,500	2,112,114
Series 2022-BNK40, Class A4
3.394%(cc)	03/15/64	5,000	4,393,672
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2017-BNK03, Class XD, IO, 144A
1.243%(cc)	02/15/50	1,000	43,442

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Barclays Commercial Mortgage Securities Trust,
Series 2018-TALL, Class A, 144A, 1 Month LIBOR + 0.722% (Cap N/A, Floor 0.722%)
5.040%(c)	03/15/37	6,435	$5,944,131
Series 2019-C04, Class A4
2.661%	08/15/52	2,849	2,484,067
Series 2021-C10, Class XA, IO
1.298%(cc)	07/15/54	23,953	1,733,971
Series 2022-C15, Class A5
3.662%(cc)	04/15/55	2,950	2,639,030
Series 2022-C16, Class A5
4.600%(cc)	06/15/55	1,120	1,077,506
Series 2022-C18, Class A4
5.439%(cc)	12/15/55	1,320	1,354,190
Series 2022-C18, Class A5
5.710%(cc)	12/15/55	430	449,906
Barclays Commercial Mortgage Trust,
Series 2019-C03, Class XA, IO
1.310%(cc)	05/15/52	1,525	93,275
Benchmark Mortgage Trust,
Series 2019-B09, Class AAB
3.933%	03/15/52	2,155	2,042,574
Series 2020-B18, Class A4
1.672%	07/15/53	3,000	2,395,063
Series 2020-B19, Class A4
1.546%	09/15/53	1,500	1,211,091
Series 2021-B27, Class A3
1.792%	07/15/54	5,000	4,211,266
Series 2021-B27, Class A4
2.103%	07/15/54	3,300	2,672,529
Series 2021-B28, Class XA, IO
1.283%(cc)	08/15/54	1,398	98,532
BX Commercial Mortgage Trust,
Series 2019-XL, Class A, 144A, 1 Month SOFR + 1.034% (Cap N/A, Floor 1.034%)
5.370%(c)	10/15/36	1,919	1,895,618
Series 2020-VKNG, Class A, 144A, 1 Month SOFR + 1.044% (Cap N/A, Floor 1.044%)
5.380%(c)	10/15/37	2,314	2,257,862
Series 2021-VOLT, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.018%(c)	09/15/36	2,323	2,237,678
BX Trust,
Series 2022-CLS, Class B, 144A
6.300%	10/13/27	2,185	2,146,068
CD Mortgage Trust,
Series 2017-CD03, Class A4
3.631%	02/10/50	190	176,684
Series 2017-CD05, Class A3
3.171%	08/15/50	1,917	1,743,337
Series 2019-CD08, Class A3
2.657%	08/15/57	5,159	4,411,428
CFCRE Commercial Mortgage Trust,
Series 2016-C03, Class XD, IO, 144A
1.701%(cc)	01/10/48	1,390	60,739
Series 2016-C06, Class A2
2.950%	11/10/49	3,740	3,416,669

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-C07, Class A2
3.585%	12/10/54	2,606	$2,408,906
Citigroup Commercial Mortgage Trust,
Series 2015-GC31, Class A3
3.497%	06/10/48	4,209	4,008,221
Series 2016-P04, Class A4
2.902%	07/10/49	1,015	930,797
Series 2017-C04, Class A3
3.209%	10/12/50	2,054	1,897,795
Series 2019-C07, Class A4
3.102%	12/15/72	2,721	2,374,786
Series 2019-GC41, Class A4
2.620%	08/10/56	2,063	1,751,256
Series 2019-GC41, Class XA, IO
1.041%(cc)	08/10/56	29,272	1,350,949
Series 2019-GC43, Class A3
2.782%	11/10/52	3,230	2,778,205
Series 2019-GC43, Class A4
3.038%	11/10/52	3,008	2,619,624
Commercial Mortgage Trust,
Series 2013-CR08, Class A5
3.612%(cc)	06/10/46	752	747,172
Series 2013-CR10, Class ASB
3.795%	08/10/46	241	240,388
Series 2014-CR17, Class XA, IO
0.948%(cc)	05/10/47	1,927	17,223
Series 2014-CR18, Class A4
3.550%	07/15/47	83	80,392
Series 2014-CR20, Class A3
3.326%	11/10/47	2,965	2,825,868
Series 2014-CR21, Class A3
3.528%	12/10/47	865	832,298
Series 2014-UBS04, Class A3
3.430%	08/10/47	439	438,015
Series 2014-UBS05, Class ASB
3.548%	09/10/47	233	229,663
Series 2014-UBS06, Class A4
3.378%	12/10/47	1,383	1,325,661
Series 2015-03BP, Class XA, IO, 144A
0.060%(cc)	02/10/35	42,385	77,115
Series 2015-CR22, Class A3
3.207%	03/10/48	959	957,710
Series 2015-CR25, Class XA, IO
0.800%(cc)	08/10/48	584	10,028
Series 2015-CR26, Class A3
3.359%	10/10/48	3,866	3,630,127
Series 2015-DC01, Class A4
3.078%	02/10/48	3,196	3,072,729
Series 2015-LC21, Class A3
3.445%	07/10/48	3,436	3,256,046
Series 2015-LC23, Class A3
3.521%	10/10/48	2,876	2,729,264
Series 2015-LC23, Class C
4.554%(cc)	10/10/48	1,233	1,103,178
Series 2016-COR01, Class A3
2.826%	10/10/49	2,430	2,243,994

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-GC44, Class A4
2.698%	08/15/57	7,000	$5,952,400
Credit Suisse European Mortgage Capital Ltd.,
Series 2020-TF, Class A
7.390%(cc)	08/09/24	5,035	4,922,081
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class A, 144A, 1 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
5.298%(c)	05/15/36	1,247	1,233,241
Credit Suisse Mortgage Trust,
Series 2014-USA, Class F, 144A
4.373%	09/15/37	3,075	1,546,356
Series 2017-TIME, Class A, 144A
3.646%	11/13/39	1,834	1,560,730
Series 2019-RIO, Class A, 144A, 1 Month LIBOR + 3.024% (Cap N/A, Floor 4.024%)
7.342%(c)	12/15/22	8,825	8,820,805
Series 2020-FACT, Class F, 144A, 1 Month LIBOR + 6.157% (Cap N/A, Floor 6.157%)
10.475%(c)	10/15/37	1,333	1,114,531
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3
3.231%	06/15/57	3,846	3,653,312
Series 2016-C06, Class XA, IO
1.863%(cc)	01/15/49	1,097	51,456
Series 2017-CX10, Class A4
3.191%	11/15/50	1,566	1,436,758
Series 2018-CX12, Class A3 (original cost $1,437,603; purchased 08/08/18)(f)
3.959%	08/15/51	1,425	1,339,937
Series 2018-CX12, Class A4
4.224%(cc)	08/15/51	70	65,903
DBGS Mortgage Trust,
Series 2018-C01, Class A4
4.466%	10/15/51	2,215	2,110,946
DBUBS Mortgage Trust,
Series 2017-BRBK, Class A, 144A
3.452%	10/10/34	500	470,013
DCP Rights, LLC,
3.034%	01/15/24	1,250	1,225,581
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C01, Class A4
3.276%	05/10/49	170	158,659
Series 2016-C03, Class A4
2.632%	08/10/49	2,374	2,165,719
ELP Commercial Mortgage Trust,
Series 2021-ELP, Class A, 144A, 1 Month LIBOR + 0.701% (Cap N/A, Floor 0.701%)
5.019%(c)	11/15/38	870	835,075
Extended Stay America Trust,
Series 2021-ESH, Class A, 144A, 1 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.398%(c)	07/15/38	6,062	5,885,913
Fannie Mae-Aces,
Series 2017-M08, Class A2
3.061%(cc)	05/25/27	252	237,558

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-M04, Class A2
3.610%	02/25/31	468	$440,159
Series 2019-M06, Class A2
3.450%	01/01/29	62	58,669
Series 2019-M14, Class X1, IO
0.561%(cc)	06/25/29	5,329	137,815
Series 2020-M36, Class X1, IO
1.498%(cc)	09/25/34	1,309	104,147
FHLMC Multiclass Certificates,
Series 2020-RR02, Class BX, IO
1.666%(cc)	08/27/28	1,135	81,090
FHLMC Multifamily Structured Pass-Through Certificates,
Series K0052, Class X1, IO
0.636%(cc)	11/25/25	25,168	367,270
Series K0055, Class X1, IO
1.346%(cc)	03/25/26	5,447	189,290
Series K0094, Class X1, IO
0.880%(cc)	06/25/29	3,950	177,956
Series K0094, Class XAM, IO
1.148%(cc)	06/25/29	4,252	264,551
Series K0095, Class XAM, IO
1.240%(cc)	06/25/29	964	64,502
Series K0097, Class X1, IO
1.091%(cc)	07/25/29	10,377	590,812
Series K0101, Class X1, IO
0.835%(cc)	10/25/29	813	36,497
Series K0118, Class X1, IO
0.959%(cc)	09/25/30	8,090	452,713
Series K0143, Class X1, IO
0.342%(cc)	04/25/55	6,996	184,957
Series K0736, Class X1, IO
1.289%(cc)	07/25/26	3,411	126,355
Series K0737, Class X1, IO
0.638%(cc)	10/25/26	9,547	177,570
Series K0741, Class X1, IO
0.571%(cc)	12/25/27	3,398	78,615
Series K0742, Class X1, IO
0.779%(cc)	03/25/28	3,502	97,925
Series K1517, Class X1, IO
1.324%(cc)	07/25/35	137	14,375
Series K1520, Class X1, IO
0.472%(cc)	02/25/36	2,831	115,271
Series KC05, Class X1, IO
1.212%(cc)	06/25/27	1,726	51,659
Series Q001, Class XA, IO
2.116%(cc)	02/25/32	5,331	403,725
Government National Mortgage Assoc.,
Series 2013-072, Class IO, IO
0.570%(cc)	11/16/47	2,295	31,465
Series 2013-085, Class IA, IO
0.523%(cc)	03/16/47	2,279	23,008
Series 2013-107, Class AD
2.846%(cc)	11/16/47	441	399,139
Series 2015-183, Class IO, IO
0.532%(cc)	09/16/57	3,139	76,463
Series 2017-008, Class IO, IO
0.441%(cc)	08/16/58	690	18,403

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-028, Class IO, IO
0.681%(cc)	02/16/57	621	$22,743
Series 2017-041, Class IO, IO
0.601%(cc)	07/16/58	596	17,233
Series 2017-111, Class IO, IO
0.527%(cc)	02/16/59	1,068	35,603
Series 2017-145, Class IO, IO
0.512%(cc)	04/16/57	958	29,817
Series 2017-157, Class IO, IO
0.503%(cc)	12/16/59	531	17,264
Series 2020-103, Class AD
1.450%	01/16/63	715	569,348
Series 2020-109, Class AI, IO
0.840%(cc)	05/16/60	1,020	61,158
Series 2020-184, Class IO, IO
0.913%(cc)	11/16/60	3,250	212,447
Series 2021-37, Class IO, IO
0.805%(cc)	01/16/61	6,758	391,580
Series 2021-60, Class IO, IO
0.826%(cc)	05/16/63	1,303	82,254
Series 2021-68, Class IO, IO
0.870%(cc)	10/16/62	1,561	101,395
Series 2022-003, Class B
1.850%	02/16/61	1,000	585,036
Series 2022-003, Class IO, IO
0.640%(cc)	02/16/61	2,163	118,081
Series 2022-059, Class IO, IO
0.571%(cc)	02/16/62	3,455	182,626
Series 2022-113, Class Z
2.000%	09/16/61	3,434	2,284,479
GS Mortgage Securities Corp. II,
Series 2005-ROCK, Class A, 144A
5.366%	05/03/32	470	452,426
Series 2018-SRP5, Class A, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 1.300%)
6.118%(c)	09/15/31	5,876	4,923,714
GS Mortgage Securities Corp. Trust,
Series 2022-SHIP, Class A, 144A, 1 Month SOFR + 0.731% (Cap N/A, Floor 0.731%)
5.067%(c)	08/15/36	395	389,471
GS Mortgage Securities Trust,
Series 2014-GC26, Class A4
3.364%	11/10/47	1,139	1,091,700
Series 2015-GS01, Class A3
3.734%	11/10/48	110	104,392
Series 2019-GC38, Class A2
3.872%	02/10/52	678	662,967
Series 2019-GC38, Class AAB
3.835%	02/10/52	3,314	3,141,510
Series 2019-GC42, Class A3
2.749%	09/01/52	4,520	3,877,558
Series 2020-GC45, Class A5
2.911%	02/13/53	1,239	1,062,942
ILPT Commercial Mortgage Trust,
Series 2022-LPF2, Class A, 144A, 1 Month SOFR + 2.245% (Cap N/A, Floor 2.245%)
6.581%(c)	10/15/39	2,150	2,149,329

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34	320	$305,062
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class B
4.883%(cc)	01/15/47	306	296,849
Series 2014-C23, Class ASB
3.657%	09/15/47	283	277,268
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A5
3.454%	09/15/50	3,000	2,763,666
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class ASB
2.554%	04/15/46	51	50,710
Series 2018-WPT, Class AFX, 144A
4.248%	07/05/33	430	401,665
Series 2019-MFP, Class F, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.000%)
7.318%(c)	07/15/36	500	455,663
Series 2021-MHC, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
5.118%(c)	04/15/38	189	183,996
KNDL Mortgage Trust,
Series 2019-KNSQ, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
5.118%(c)	05/15/36	690	681,934
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50	2,000	1,848,157
Life Mortgage Trust,
Series 2021-BMR, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.018%(c)	03/15/38	3,780	3,659,763
Med Trust,
Series 2021-MDLN, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
5.268%(c)	11/15/38	1,670	1,607,176
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class A, 144A, 1 Month LIBOR + 0.801% (Cap N/A, Floor 0.801%)
5.119%(c)	04/15/38	5,250	5,091,537
MHP,
Series 2021-STOR, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.018%(c)	07/15/38	700	675,377
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C09, Class A3
2.834%	05/15/46	482	480,672
Series 2013-C10, Class A3FL, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.326%(c)	07/15/46	470	469,150
Series 2014-C19, Class A4
3.526%	12/15/47	400	383,070
Series 2015-C26, Class ASB
3.323%	10/15/48	747	724,017
Series 2016-C32, Class XA, IO
0.654%(cc)	12/15/49	4,491	93,279

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C34, Class A4
3.536%	11/15/52	4,400	$4,066,811
Morgan Stanley Capital I Trust,
Series 2017-H01, Class A4
3.259%	06/15/50	750	691,860
Series 2017-H01, Class XD, IO, 144A
2.152%(cc)	06/15/50	700	52,995
Series 2018-H04, Class A4
4.310%	12/15/51	405	383,691
Series 2018-SUN, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
5.218%(c)	07/15/35	160	156,779
Series 2019-H07, Class A3
3.005%	07/15/52	1,095	953,386
Series 2019-L02, Class A4
4.071%	03/15/52	252	232,564
MRCD Mortgage Trust,
Series 2019-PARK, Class F, 144A
2.718%	12/15/36	4,898	4,162,860
Natixis Commercial Mortgage Securities Trust,
Series 2018-SOX, Class A, 144A
4.404%	06/17/38	310	280,959
One Market Plaza Trust,
Series 2017-01MKT, Class XCP, IO, 144A
0.000%(cc)	02/10/32	12,180	348
One New York Plaza Trust,
Series 2020-01NYP, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
5.268%(c)	01/15/36	380	358,490
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36	1,078	935,164
Tharaldson Hotel Portfolio Trust,
Series 2018-THL, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.750%)
5.268%(c)	11/11/34	1,738	1,689,668
TPGI Trust,
Series 2021-DGWD, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.020%(c)	06/15/26	710	683,947
TTAN,
Series 2021-MHC, Class A, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
5.168%(c)	03/15/38	493	477,931
UBS Commercial Mortgage Trust,
Series 2017-C01, Class A4
3.460%	06/15/50	800	735,415
Series 2017-C05, Class A4
3.212%	11/15/50	2,437	2,244,974
Series 2017-C06, Class A4
3.320%	12/15/50	2,984	2,750,449
Series 2018-C12, Class A4 (original cost $2,403,112; purchased 08/03/18)(f)
4.030%	08/15/51	2,382	2,225,002
Series 2019-C16, Class A3
3.344%	04/15/52	2,063	1,878,827

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C06, Class A4
3.244%	04/10/46	1,227	$1,217,746
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50	499	485,364
Series 2015-LC20, Class A4
2.925%	04/15/50	3,196	3,030,358
Series 2016-LC24, Class A3
2.684%	10/15/49	2,427	2,213,431
Series 2016-NXS05, Class A5
3.372%	01/15/59	1,416	1,329,697
Series 2017-C38, Class A4
3.190%	07/15/50	1,824	1,669,167
Series 2017-C41, Class A3
3.210%	11/15/50	3,196	2,915,309
Series 2018-1745, Class A, 144A
3.749%(cc)	06/15/36	150	128,144
Series 2019-C49, Class A3
3.749%	03/15/52	2,713	2,576,441
Series 2019-C52, Class A4
2.643%	08/15/52	1,296	1,120,353
WFRBS Commercial Mortgage Trust,
Series 2013-C13, Class ASB
2.654%	05/15/45	19	18,860
Series 2014-C20, Class AS
4.176%	05/15/47	800	771,539
Series 2014-C21, Class ASB
3.393%	08/15/47	389	383,792

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $282,984,579)			257,170,703

CORPORATE BONDS — 31.3%
Aerospace & Defense — 0.5%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26	1,363	1,238,860
2.700%	02/01/27	51	46,053
2.800%	03/01/27	369	332,968
3.100%	05/01/26	38	35,726
3.200%	03/01/29	612	538,443
3.250%	02/01/35	1,409	1,070,093
3.550%	03/01/38	151	111,224
3.750%	02/01/50	501	345,340
3.825%	03/01/59	945	608,338
3.900%	05/01/49	66	46,522
4.875%	05/01/25(a)	1,875	1,859,872
5.150%	05/01/30	1,170	1,141,063
5.705%	05/01/40	453	431,262
5.805%	05/01/50	544	506,138
5.930%	05/01/60	3,597	3,303,025
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25	940	911,976
Gtd. Notes, 144A
6.950%	01/17/28	200	199,288

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
General Dynamics Corp.,
Gtd. Notes
3.500%	05/15/25	97	$94,492
4.250%	04/01/40	35	31,953
4.250%	04/01/50	253	225,262
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
4.400%	06/15/28	708	683,792
4.854%	04/27/35	89	82,912
5.054%	04/27/45	106	94,982
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.550%	01/15/26	102	99,077
3.900%	06/15/32(a)	220	206,624
4.150%	06/15/53	920	782,082
4.500%	05/15/36	234	222,922
4.950%	10/15/25	1,290	1,299,522
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25	483	463,540
3.250%	01/15/28	395	365,314
5.150%	05/01/40	510	497,457
5.250%	05/01/50(a)	1,563	1,545,910
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
2.250%	07/01/30(a)	369	306,978
3.150%	12/15/24	290	279,542
3.950%	08/16/25	282	275,644
4.125%	11/16/28	278	266,415
4.500%	06/01/42	115	103,493

			20,654,104

Agriculture — 0.7%
Altria Group, Inc.,
Gtd. Notes
2.350%	05/06/25	170	159,913
2.450%	02/04/32	6,601	4,978,210
3.875%	09/16/46	278	185,553
4.400%	02/14/26(a)	609	596,967
4.800%	02/14/29	49	46,981
5.800%	02/14/39	1,805	1,655,404
5.950%	02/14/49	68	60,598
6.200%	02/14/59	155	144,706
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.726%	03/25/31	1,011	788,471
3.462%	09/06/29(a)	1,125	962,244
3.557%	08/15/27	447	407,032
4.540%	08/15/47	949	674,560
4.742%	03/16/32(a)	2,035	1,806,998
BAT International Finance PLC (United Kingdom),
Gtd. Notes
4.448%	03/16/28	3,850	3,557,924
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
2.125%	11/10/31	2,615	2,067,027
4.000%	06/22/32	725	665,417

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.125%	05/01/23	424	$418,552
2.100%	05/01/30	463	374,875
4.500%	03/20/42	117	98,642
5.125%	11/17/27(a)	1,890	1,907,906
5.625%	11/17/29(a)	845	860,590
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
5.700%	08/15/35	2,295	2,076,309
6.150%	09/15/43	483	430,600
7.000%	08/04/41	264	259,055
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29	637	552,821

			25,737,355

Airlines — 0.3%
American Airlines 2015-2 Class AA Pass-Through Trust, Pass-Through Certificates
3.600%	03/22/29	126	112,984
American Airlines 2016-1 Class AA Pass-Through Trust, Pass-Through Certificates
3.575%	07/15/29	122	108,405
American Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates
3.200%	12/15/29(a)	210	182,198
American Airlines, Inc./AAdvantage Loyalty IP Ltd., Sr. Sec’d. Notes, 144A
5.500%	04/20/26	1,086	1,044,363
Continental Airlines 2012-2 Class A Pass-Through Trust, Pass-Through Certificates
4.000%	04/29/26	142	135,889
Delta Air Lines, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	05/01/25(a)	1,431	1,462,334
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25	1,273	1,241,519
4.750%	10/20/28	1,168	1,099,344
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Sr. Sec’d. Notes, 144A
5.750%	01/20/26	80	72,400
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Sr. Sec’d. Notes, 144A
6.500%	06/20/27	698	694,996
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Sr. Sec’d. Notes, 144A
8.000%	09/20/25	757	757,972
United Airlines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates
4.150%	10/11/25	569	551,213
United Airlines 2014-1 Class A Pass-Through Trust, Pass-Through Certificates
4.000%	10/11/27	140	129,612

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
United Airlines 2015-1 Class AA Pass-Through Trust, Pass-Through Certificates
3.450%	06/01/29	99	$88,415
United Airlines 2016-1 Class AA Pass-Through Trust, Pass-Through Certificates
3.100%	01/07/30	85	76,983
United Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates
2.875%	04/07/30	711	604,886
United Airlines 2018-1 Class AA Pass-Through Trust, Pass-Through Certificates
3.500%	09/01/31	129	111,065
United Airlines 2019-2 Class AA Pass-Through Trust, Pass-Through Certificates
2.700%	11/01/33	318	256,269
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	957	891,325
4.625%	04/15/29	1,108	966,966

			10,589,138

Apparel — 0.0%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.625%	05/15/24	122	118,368
4.875%	05/15/26(a)	502	451,439
NIKE, Inc.,
Sr. Unsec’d. Notes
2.750%	03/27/27	134	125,281
3.250%	03/27/40	931	756,126
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27	105	100,950

			1,552,164

Auto Manufacturers — 0.5%
Daimler Trucks Finance North America LLC (Germany),
Gtd. Notes, 144A
3.500%	04/07/25(a)	4,750	4,557,429
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32	770	579,384
6.100%	08/19/32(a)	360	333,525
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28(a)	1,305	1,078,320
2.900%	02/10/29	200	159,662
3.815%	11/02/27	280	246,828
4.000%	11/13/30	987	810,643
4.950%	05/28/27(a)	1,330	1,242,246
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35	1,736	1,494,013
5.150%	04/01/38	176	152,419
5.950%	04/01/49	52	45,408
6.125%	10/01/25(a)	462	470,989
6.250%	10/02/43	990	917,355

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
6.600%	04/01/36		50	$49,035
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	05/09/23		558	554,822
4.000%	01/15/25		818	794,176
4.000%	10/06/26		149	140,398
4.250%	05/15/23		110	109,619
4.300%	07/13/25(a)		538	521,938
4.350%	04/09/25		512	498,650
4.350%	01/17/27		210	199,814
Sr. Unsec’d. Notes
2.900%	02/26/25		159	150,907
3.100%	01/12/32(a)		230	180,661
5.000%	04/09/27		500	484,733
5.650%	01/17/29		190	186,481
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
3.043%	09/15/23		1,146	1,120,738
4.345%	09/17/27		2,188	1,982,742

				19,062,935

Auto Parts & Equipment — 0.0%
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25		103	101,069
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30		617	497,195

				598,264
Banks — 10.4%
ABN AMRO Bank NV (Netherlands),
Sub. Notes, 144A
4.750%	07/28/25		231	223,821
ANZ New Zealand Int’l Ltd. (New Zealand),
Gtd. Notes, 144A
2.166%	02/18/25(a)		3,215	3,016,526
Banco de Credito e Inversiones SA (Chile),
Sr. Unsec’d. Notes, 144A
3.500%	10/12/27		776	713,096
Banco Espirito Santo SA (Portugal),
Sr. Unsec’d. Notes, EMTN
4.000%	01/21/19(d)	EUR	100	14,986
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
2.746%	05/28/25		1,200	1,122,428
3.848%	04/12/23(a)		600	597,124
3.892%	05/24/24		4,400	4,307,990
4.175%(ff)	03/24/28		200	185,252
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
5.039%(c)	04/12/23		400	399,687
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(a)(oo)		2,264	2,110,195
Sr. Unsec’d. Notes
1.843%(ff)	02/04/25(a)		2,785	2,667,811
2.299%(ff)	07/21/32		3,787	2,915,441

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
2.551%(ff)	02/04/28	983	$872,990
2.572%(ff)	10/20/32	1,317	1,033,127
2.592%(ff)	04/29/31	2,256	1,840,330
2.687%(ff)	04/22/32	8,485	6,788,613
2.972%(ff)	02/04/33	1,626	1,311,068
3.841%(ff)	04/25/25(a)	640	624,727
4.571%(ff)	04/27/33(a)	1,300	1,191,121
4.948%(ff)	07/22/28(a)	2,870	2,804,687
5.015%(ff)	07/22/33	1,655	1,570,233
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28	1,427	1,314,221
Sr. Unsec’d. Notes, MTN
1.319%(ff)	06/19/26(a)	380	342,293
1.898%(ff)	07/23/31	10,513	8,082,873
2.496%(ff)	02/13/31	1,402	1,138,993
3.194%(ff)	07/23/30	1,496	1,287,516
3.550%(ff)	03/05/24(a)	1,310	1,305,116
3.705%(ff)	04/24/28	850	787,727
3.824%(ff)	01/20/28	912	851,398
3.970%(ff)	03/05/29	974	899,081
3.974%(ff)	02/07/30	623	565,919
4.000%	04/01/24(a)	183	180,692
4.083%(ff)	03/20/51	2,145	1,694,139
4.125%	01/22/24	13	12,884
4.271%(ff)	07/23/29	211	197,087
4.330%(ff)	03/15/50	517	425,233
4.376%(ff)	04/27/28	2,540	2,428,475
5.000%	01/21/44	1,003	921,180
Sub. Notes, MTN
4.000%	01/22/25	895	876,038
4.250%	10/22/26	132	127,627
4.450%	03/03/26	331	324,292
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
1.850%	05/01/25	763	712,202
2.650%	03/08/27(a)	3,200	2,920,272
Sub. Notes
3.803%(ff)	12/15/32	228	200,670
Bank of New Zealand (New Zealand),
Sr. Unsec’d. Notes, 144A
2.285%	01/27/27	3,235	2,874,313
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
1.300%	06/11/25	420	383,999
2.951%	03/11/27(a)	4,540	4,188,777
Sub. Notes
4.588%(ff)	05/04/37	270	229,337
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	440	422,324
7.385%(ff)	11/02/28	2,100	2,190,875
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	304	285,542
Sub. Notes
5.088%(ff)	06/20/30	1,862	1,713,617

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27	3,497	$3,049,376
2.219%(ff)	06/09/26	397	364,988
2.591%(ff)	01/20/28	4,008	3,527,091
2.871%(ff)	04/19/32	965	755,717
3.132%(ff)	01/20/33	1,650	1,297,039
4.400%	08/14/28	730	688,218
4.705%(ff)	01/10/25	2,121	2,098,682
5.198%(ff)	01/10/30	728	693,374
Sub. Notes, 144A, MTN
4.375%(ff)	03/01/33	850	749,789
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.045%(ff)	10/19/27	3,335	2,878,687
Sub. Notes, 144A
5.150%	07/21/24	217	212,200
Canadian Imperial Bank of Commerce (Canada),
Sr. Unsec’d. Notes
0.950%	06/23/23(a)	425	416,975
Citigroup, Inc.,
Jr. Sub. Notes
5.950%(ff)	01/30/23(oo)	735	729,723
Jr. Sub. Notes, Series M
6.300%(ff)	05/15/24(oo)	823	780,351
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	113	94,094
Sr. Unsec’d. Notes
1.678%(ff)	05/15/24(a)	421	415,028
2.561%(ff)	05/01/32	3,777	2,982,396
2.572%(ff)	06/03/31	4,598	3,719,146
3.106%(ff)	04/08/26	492	465,353
3.668%(ff)	07/24/28	948	870,671
3.700%	01/12/26	405	389,685
3.785%(ff)	03/17/33	1,500	1,286,482
3.887%(ff)	01/10/28	1,057	987,897
4.650%	07/30/45(a)	458	394,272
4.650%	07/23/48	130	113,033
4.658%(ff)	05/24/28	1,965	1,899,937
4.910%(ff)	05/24/33(a)	530	496,861
8.125%	07/15/39	150	184,377
Sr. Unsec’d. Notes, Series VAR
3.070%(ff)	02/24/28	4,250	3,834,847
Sub. Notes
4.400%	06/10/25	559	548,703
4.450%	09/29/27	1,234	1,178,700
4.600%	03/09/26	225	221,399
4.750%	05/18/46	192	158,834
5.300%	05/06/44	271	244,209
5.500%	09/13/25	751	755,267
6.125%	08/25/36	558	558,774
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
4.375%	08/04/25	920	896,773
Sr. Unsec’d. Notes, 144A
3.649%(ff)	04/06/28	640	589,060
3.758%(ff)	04/06/33	310	264,631

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, 144A, MTN
1.339%(ff)	06/24/26	927	$833,285
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A, MTN
1.907%(ff)	06/16/26	580	528,811
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes
2.950%	04/09/25	540	486,309
5.000%	07/09/27	1,070	974,329
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.800%	06/09/23	1,155	1,131,507
4.550%	04/17/26	350	309,196
Sr. Unsec’d. Notes, 144A
1.305%(ff)	02/02/27	795	633,034
2.193%(ff)	06/05/26	2,721	2,313,833
3.091%(ff)	05/14/32	827	569,114
4.194%(ff)	04/01/31	1,496	1,161,286
6.442%(ff)	08/11/28	2,280	2,076,286
6.537%(ff)	08/12/33	6,785	5,947,909
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
1.226%	06/22/24	200	186,007
3.244%(ff)	12/20/25	1,100	1,032,757
3.773%(ff)	03/28/25	2,225	2,156,156
5.375%	01/12/24	380	378,018
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.129%(ff)	11/24/26	1,825	1,608,875
2.311%(ff)	11/16/27	545	461,906
4.162%	05/13/25	1,095	1,070,870
Sr. Unsec’d. Notes, SOFR + 1.219%
5.374%(c)	11/16/27	715	639,948
Sr. Unsec’d. Notes, Series E
0.962%	11/08/23	3,255	3,134,271
Fifth Third Bank NA,
Sr. Unsec’d. Notes
5.852%(ff)	10/27/25(a)	2,195	2,215,473
Goldman Sachs Capital II,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.768% (Cap N/A, Floor 4.000%)
5.528%(c)	01/30/23(oo)	84	63,195
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.431%(ff)	03/09/27	9,695	8,482,671
1.948%(ff)	10/21/27	190	165,817
2.615%(ff)	04/22/32(a)	2,689	2,142,910
2.640%(ff)	02/24/28(a)	5,834	5,190,692
2.650%(ff)	10/21/32	179	141,288
2.908%(ff)	07/21/42	165	112,493
3.102%(ff)	02/24/33(a)	3,901	3,181,033
3.200%	02/23/23	461	459,961
3.500%	04/01/25	360	346,571
3.500%	11/16/26	940	883,056
3.615%(ff)	03/15/28	1,645	1,527,354
3.691%(ff)	06/05/28	531	493,282
3.750%	02/25/26	266	256,353
3.850%	01/26/27	803	764,570

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
4.223%(ff)	05/01/29	521	$485,267
4.482%(ff)	08/23/28	6,287	6,013,603
6.250%	02/01/41	1,082	1,127,635
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.170%
5.776%(c)	05/15/26	766	758,697
Sr. Unsec’d. Notes, MTN
3.850%	07/08/24(a)	351	344,345
Sub. Notes
4.250%	10/21/25	1,152	1,126,823
5.150%	05/22/45	146	132,047
6.750%	10/01/37	2,236	2,381,455
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
4.700%(ff)	03/09/31(a)(oo)	1,845	1,466,775
Sr. Unsec’d. Notes
2.099%(ff)	06/04/26	834	760,303
2.206%(ff)	08/17/29	3,285	2,650,679
2.251%(ff)	11/22/27(a)	647	561,732
2.633%(ff)	11/07/25	2,340	2,203,845
2.804%(ff)	05/24/32	1,414	1,092,098
2.848%(ff)	06/04/31	417	332,835
4.950%	03/31/30	390	371,920
5.402%(ff)	08/11/33	7,390	6,837,490
Sub. Notes
4.250%	08/18/25(a)	838	805,908
4.762%(ff)	03/29/33	1,010	871,988
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
4.443%(ff)	08/04/28(a)	3,360	3,193,496
Huntington National Bank (The),
Sr. Unsec’d. Notes
4.008%(ff)	05/16/25(a)	2,530	2,478,018
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
3.375%	01/12/23	442	441,686
Sub. Notes, 144A, MTN
5.017%	06/26/24	3,859	3,728,180
5.710%	01/15/26(a)	300	290,250
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)	1,259	1,157,065
Sr. Unsec’d. Notes
1.514%(ff)	06/01/24	1,934	1,902,102
1.578%(ff)	04/22/27	7,385	6,499,888
2.083%(ff)	04/22/26	696	645,837
2.182%(ff)	06/01/28	462	403,313
2.522%(ff)	04/22/31	2,319	1,897,232
2.525%(ff)	11/19/41	1,589	1,042,782
2.545%(ff)	11/08/32	995	786,272
2.580%(ff)	04/22/32	3,150	2,520,126
2.739%(ff)	10/15/30	508	426,604
2.947%(ff)	02/24/28	4,250	3,847,149
2.950%	10/01/26(a)	720	671,674
2.963%(ff)	01/25/33	6,175	5,019,886
3.509%(ff)	01/23/29	96	87,072
3.540%(ff)	05/01/28	3,394	3,126,796
3.702%(ff)	05/06/30	62	55,487

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.782%(ff)	02/01/28	4,089	$3,824,668
3.897%(ff)	01/23/49	407	313,659
3.960%(ff)	01/29/27(a)	1,967	1,877,746
3.964%(ff)	11/15/48	771	603,590
4.005%(ff)	04/23/29	5,020	4,650,145
4.023%(ff)	12/05/24	209	205,945
4.080%(ff)	04/26/26	1,320	1,283,346
4.203%(ff)	07/23/29	1,014	944,479
4.452%(ff)	12/05/29	1,055	991,805
4.586%(ff)	04/26/33	40	37,033
4.851%(ff)	07/25/28	3,770	3,680,578
4.912%(ff)	07/25/33(a)	800	761,041
Sub. Notes
3.875%	09/10/24	6	5,869
4.250%	10/01/27	337	324,181
4.950%	06/01/45	276	247,259
KeyCorp,
Sr. Unsec’d. Notes, MTN
2.550%	10/01/29(a)	660	555,991
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.900%	03/12/24	200	196,319
4.375%	03/22/28	1,084	1,023,178
M&T Bank Corp.,
Sub. Notes
4.000%	07/15/24	550	539,072
Macquarie Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
5.108%(ff)	08/09/26(a)	3,270	3,246,662
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes
5.400%	11/21/25(a)	2,550	2,566,112
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.837%(ff)	04/17/26(a)	380	366,483
4.080%(ff)	04/19/28(a)	390	367,243
Morgan Stanley,
Sr. Unsec’d. Notes
0.731%(ff)	04/05/24(a)	1,177	1,159,885
1.593%(ff)	05/04/27	601	527,604
2.630%(ff)	02/18/26	4,260	4,003,498
3.625%	01/20/27	469	442,746
4.210%(ff)	04/20/28	2,070	1,966,176
Sr. Unsec’d. Notes, GMTN
1.512%(ff)	07/20/27(a)	532	462,017
2.239%(ff)	07/21/32	4,016	3,076,942
2.699%(ff)	01/22/31	5,816	4,813,199
3.772%(ff)	01/24/29	752	688,264
3.875%	01/27/26	664	643,036
4.000%	07/23/25	110	107,493
4.431%(ff)	01/23/30	5,714	5,334,443
Sr. Unsec’d. Notes, MTN
1.794%(ff)	02/13/32	12,070	9,047,065
2.188%(ff)	04/28/26	997	925,218
2.511%(ff)	10/20/32	354	276,682
3.591%(ff)	07/22/28	2,573	2,364,959
3.622%(ff)	04/01/31	1,080	944,790

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes, GMTN
4.350%	09/08/26	1,455	$1,414,232
National Securities Clearing Corp.,
Sr. Unsec’d. Notes, 144A
1.200%	04/23/23	270	267,039
1.500%	04/23/25	260	240,709
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.359%(ff)	05/22/24	630	621,179
4.269%(ff)	03/22/25	701	683,989
4.519%(ff)	06/25/24	200	198,219
4.892%(ff)	05/18/29	614	577,658
5.516%(ff)	09/30/28(a)	3,800	3,754,845
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.354%(ff)	12/02/28(a)	1,725	1,737,873
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN
1.600%	04/17/23	598	592,822
Sr. Unsec’d. Notes, MTN
1.150%	06/10/25(a)	402	367,593
3.875%	05/04/32(a)	440	399,593
Sr. Unsec’d. Notes, Series I, MTN
2.050%	01/21/27(a)	3,260	2,923,999
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.373%(ff)	01/05/24	565	564,962
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
2.226%(ff)	01/21/26	3,295	3,031,147
2.797%(ff)	01/19/28	980	855,523
Sr. Unsec’d. Notes, 144A, MTN
1.792%(ff)	06/09/27(a)	3,650	3,140,791
3.875%	03/28/24	2,708	2,639,869
Sub. Notes, 144A
6.221%(ff)	06/15/33	5,295	4,955,854
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
7.767%(ff)	11/16/28	1,505	1,593,301
State Street Corp.,
Sr. Unsec’d. Notes
2.203%(ff)	02/07/28(a)	4,320	3,879,409
5.820%(ff)	11/04/28(a)	915	945,210
Swedbank AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.300%	06/02/23(a)	498	490,584
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%
9.254%(c)	09/30/24	10,350	10,031,638
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
0.750%	06/12/23(a)	783	768,898
1.150%	06/12/25(a)	401	365,658
2.800%	03/10/27(a)	4,540	4,163,240
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.887%(ff)	06/07/29	1,350	1,134,346

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
2.215%(ff)	01/27/28(a)	4,295	$3,861,544
UBS Group AG (Switzerland),
Jr. Sub. Notes, 144A
7.000%(ff)	01/31/24(oo)	1,460	1,438,100
Sr. Unsec’d. Notes, 144A
2.746%(ff)	02/11/33	330	254,427
4.253%	03/23/28(a)	607	566,895
4.751%(ff)	05/12/28	1,925	1,842,128
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.188%(ff)	04/30/26	1,306	1,215,557
3.000%	10/23/26	1,459	1,348,600
Sr. Unsec’d. Notes, MTN
1.654%(ff)	06/02/24	60	59,046
2.393%(ff)	06/02/28	8,879	7,830,538
2.879%(ff)	10/30/30	742	630,842
3.350%(ff)	03/02/33(a)	4,550	3,826,188
3.750%	01/24/24	468	461,974
4.808%(ff)	07/25/28	4,230	4,123,530
4.897%(ff)	07/25/33(a)	6,555	6,207,651
5.013%(ff)	04/04/51	1,613	1,434,794
Sub. Notes
5.606%	01/15/44(a)	696	674,726
Sub. Notes, GMTN
4.900%	11/17/45	713	616,455
Sub. Notes, MTN
4.400%	06/14/46	253	202,151
4.750%	12/07/46	998	836,138
Wells Fargo Bank NA,
Sub. Notes
5.850%	02/01/37	2,103	2,115,447
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
5.457%	11/18/27	2,520	2,575,211

			402,453,933

Beverages — 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.650%	02/01/26	94	90,542
4.700%	02/01/36	5,044	4,755,345
4.900%	02/01/46	2,939	2,689,477
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.500%	06/01/30	214	194,634
4.000%	04/13/28	220	209,987
4.350%	06/01/40	340	300,457
4.600%	04/15/48	88	77,463
4.750%	01/23/29	755	745,806
5.450%	01/23/39	934	931,312
5.550%	01/23/49	190	189,361
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.450%	06/01/27(a)	322	284,385

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
2.500%	06/01/40	20	$14,565
2.600%	06/01/50	286	192,232
3.375%	03/25/27	319	306,068
Constellation Brands, Inc.,
Gtd. Notes
3.150%	08/01/29	820	718,560
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.250%	03/19/25	69	65,664
2.625%	03/19/27	73	67,726
2.875%	10/15/49	190	136,756

			11,970,340

Biotechnology — 0.3%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.625%	05/22/24	176	172,754
4.663%	06/15/51	146	126,339
CSL Finance PLC (Australia),
Gtd. Notes, 144A
4.050%	04/27/29	2,570	2,433,041
4.250%	04/27/32	1,205	1,135,283
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.750%	03/01/46	1,313	1,187,112
Royalty Pharma PLC,
Gtd. Notes
1.750%	09/02/27(a)	750	636,435
2.150%	09/02/31	2,355	1,783,550
2.200%	09/02/30	3,680	2,870,688

			10,345,202

Building Materials — 0.0%
Carrier Global Corp.,
Sr. Unsec’d. Notes
3.577%	04/05/50	73	52,287
Masonite International Corp.,
Gtd. Notes, 144A
5.375%	02/01/28	107	98,766
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28	34	30,596
5.000%	02/15/27	81	74,920

			256,569

Chemicals — 0.4%
Celanese US Holdings LLC,
Gtd. Notes
6.050%	03/15/25	3,250	3,240,770
6.165%	07/15/27	2,815	2,780,095
Equate Petrochemical BV (Kuwait),
Gtd. Notes, 144A, MTN
4.250%	11/03/26	409	390,288
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43	405	357,484

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24	378	$365,242
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
5.950%	11/07/25	1,710	1,743,618
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
3.750%	06/23/31	344	286,660
4.500%	10/22/25	411	399,518
5.125%	06/23/51	341	256,560
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
1.875%	05/11/26	799	695,779
2.875%	05/11/31	758	591,856
RPM International, Inc.,
Sr. Unsec’d. Notes
2.950%	01/15/32	605	476,984
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24	615	599,625
6.500%	09/27/28(a)	470	426,055
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.300%	05/15/30	2,444	2,008,137

			14,618,671

Commercial Services — 0.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26	30	27,511
Ashtead Capital, Inc. (United Kingdom),
Gtd. Notes, 144A
5.500%	08/11/32(a)	1,500	1,437,592
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
5.625%	09/25/48	775	723,559
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	12/01/26	1,184	1,098,176
7.000%	10/15/37	425	463,057
Georgetown University (The),
Unsec’d. Notes, Series A
5.215%	10/01/2118	715	625,864
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25	457	430,313
4.950%	08/15/27(a)	1,630	1,584,670
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
1.650%	06/01/25	355	329,167
Service Corp. International,
Sr. Unsec’d. Notes
7.500%	04/01/27	253	257,763
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32	260	212,382

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
4.875%	01/15/28(a)	417	$395,112
5.250%	01/15/30	624	586,046
Sec’d. Notes
3.875%	11/15/27	69	63,823

			8,235,035

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
2.450%	08/04/26(a)	1,325	1,230,321
International Business Machines Corp.,
Sr. Unsec’d. Notes
2.200%	02/09/27	3,210	2,887,495
3.000%	05/15/24	715	696,040

			4,813,856

Cosmetics/Personal Care — 0.1%
GSK Consumer Healthcare Capital US LLC,
Gtd. Notes
3.375%	03/24/27	370	344,738
3.375%	03/24/29(a)	3,475	3,126,367
3.625%	03/24/32	810	713,637
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
2.800%	03/25/27	112	105,070

			4,289,812

Distribution/Wholesale — 0.0%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28	120	102,161

Diversified Financial Services — 1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26	1,156	1,010,008
3.000%	10/29/28	829	694,306
3.150%	02/15/24	527	509,517
3.300%	01/30/32	460	359,389
Air Lease Corp.,
Sr. Unsec’d. Notes
3.375%	07/01/25	272	256,519
American Express Co.,
Jr. Sub. Notes
3.550%(ff)	09/15/26(oo)	435	357,790
Sr. Unsec’d. Notes
3.375%	05/03/24	360	352,847
4.050%	05/03/29(a)	680	649,493
5.850%	11/05/27(a)	2,535	2,633,715
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24	4,042	3,965,211
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.636%(ff)	03/03/26(a)	4,270	4,003,566
4.927%(ff)	05/10/28(a)	1,090	1,055,845
5.247%(ff)	07/26/30(a)	5,110	4,874,562

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
CPPIB Capital, Inc. (Canada),
Gtd. Notes, 144A
0.500%	09/16/24	1,575	$1,464,810
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
4.000%	09/15/27(a)	4,540	4,385,704
4.350%	06/15/29	610	590,137
4.600%	03/15/33(a)	530	508,349
4.950%	06/15/52	120	111,347
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
6.500%	01/20/43	213	207,991
KKR Group Finance Co. II LLC,
Gtd. Notes, 144A
5.500%	02/01/43(a)	127	116,329
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.850%	03/26/50	97	81,345
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
6.000%	01/15/27(a)	195	174,907
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31	1,497	1,154,325
2.999%	01/22/32	906	714,256
OMERS Finance Trust (Canada),
Gtd. Notes, 144A
1.100%	03/26/26	1,245	1,110,671
OneMain Finance Corp.,
Gtd. Notes
6.875%	03/15/25	500	480,675
8.250%	10/01/23	713	716,764
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
4.500%	03/15/23	97	96,733
5.500%	02/15/24	224	221,269
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29	473	369,728
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes
4.500%	06/18/29	300	274,931
Sr. Unsec’d. Notes, EMTN
3.750%	06/18/24	200	194,079
Synchrony Financial,
Sr. Unsec’d. Notes
4.875%	06/13/25(a)	3,315	3,233,982
The Vanguard Group Inc.,
Unsec’d. Notes
3.050%	08/22/50^	2,330	1,505,085
Visa, Inc.,
Sr. Unsec’d. Notes
3.150%	12/14/25	369	355,887
4.300%	12/14/45	851	777,896

			39,569,968

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric — 3.0%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.950%	06/01/28	546	$511,729
Sr. Unsec’d. Notes, Series I
2.100%	07/01/30	5,000	4,047,375
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes, Series N
2.750%	08/15/51	105	66,847
Alabama Power Co.,
Sr. Unsec’d. Notes
3.450%	10/01/49	462	333,731
3.750%	03/01/45	187	145,434
Ameren Illinois Co.,
First Mortgage
3.800%	05/15/28	477	454,082
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
5.750%	11/01/27(a)	2,550	2,624,270
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	09/01/44	482	438,125
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26(a)	651	620,861
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29	39	33,607
5.000%	02/01/31	60	50,544
5.125%	03/15/28	1,253	1,121,595
CenterPoint Energy Houston Electric LLC,
First Mortgage, Series AE
2.350%	04/01/31	266	220,925
General Ref. Mortgage
3.950%	03/01/48	366	301,065
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes, SOFR Index + 0.650%
4.776%(c)	05/13/24	1,391	1,374,003
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes, 144A
3.500%	04/01/28	86	78,607
Commonwealth Edison Co.,
First Mortgage
2.200%	03/01/30	2,148	1,800,365
6.450%	01/15/38	438	481,591
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.200%	12/01/51	1,455	1,011,224
Sr. Unsec’d. Notes, Series 20A
3.350%	04/01/30	194	174,068
Sr. Unsec’d. Notes, Series 20B
3.950%	04/01/50	151	120,093
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
7.000%	06/15/38	592	632,741
Duke Energy Carolinas LLC,
First Mortgage
3.450%	04/15/51	871	641,698
3.700%	12/01/47	161	124,250

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
3.950%	03/15/48	142	$114,372
First Ref. Mortgage
3.750%	06/01/45	187	145,300
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.550%	06/15/31(a)	8,464	6,907,311
4.300%	03/15/28(a)	1,100	1,060,992
4.500%	08/15/32(a)	2,705	2,541,885
Duke Energy Florida LLC,
First Mortgage
2.500%	12/01/29	577	493,962
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46	419	320,614
4.000%	04/01/52	625	503,639
Edison International,
Sr. Unsec’d. Notes
4.950%	04/15/25	458	452,222
Enel Finance International NV (Italy),
Gtd. Notes, 144A
1.375%	07/12/26	4,210	3,632,138
Sr. Unsec’d. Notes, 144A
5.000%	06/15/32(a)	1,005	904,957
Entergy Louisiana LLC,
Collateral Trust
4.000%	03/15/33	287	258,723
Entergy Texas, Inc.,
First Mortgage
3.550%	09/30/49	2,084	1,506,711
Evergy Metro, Inc.,
Mortgage
4.200%	03/15/48	561	445,684
Evergy, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/29	2,975	2,571,828
Eversource Energy,
Sr. Unsec’d. Notes
3.375%	03/01/32(a)	1,430	1,243,514
4.600%	07/01/27	1,595	1,573,454
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44	120	111,548
Georgia Power Co.,
Sr. Unsec’d. Notes
4.700%	05/15/32	3,020	2,908,435
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	498	466,657
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
2.950%	05/14/30	2,735	2,312,998
MidAmerican Energy Co.,
First Mortgage
3.100%	05/01/27	88	82,442
4.800%	09/15/43	2,500	2,342,001

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Mid-Atlantic Interstate Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.100%	05/15/28	121	$113,831
Monongahela Power Co.,
First Mortgage, 144A
5.400%	12/15/43	2,500	2,409,134
National Rural Utilities Cooperative Finance Corp.,
Sec’d. Notes
4.150%	12/15/32	1,750	1,617,005
Sr. Unsec’d. Notes
4.800%	03/15/28	2,270	2,255,459
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.250%	06/01/30(a)	4,075	3,354,037
4.625%	07/15/27(a)	3,405	3,357,870
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28	958	900,022
Gtd. Notes, 144A
3.375%	02/15/29	123	99,309
3.625%	02/15/31	503	384,860
3.875%	02/15/32	480	361,895
Oglethorpe Power Corp.,
First Mortgage
5.050%	10/01/48(a)	1,730	1,488,073
Ohio Power Co.,
Sr. Unsec’d. Notes
4.000%	06/01/49	328	259,752
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
3.100%	09/15/49	203	144,242
3.800%	09/30/47	277	225,446
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27	5,754	4,926,782
2.500%	02/01/31	2,220	1,726,018
3.250%	02/16/24(a)	3,185	3,106,258
3.300%	08/01/40	82	55,609
4.950%	07/01/50	1,671	1,309,155
5.450%	06/15/27(a)	6,220	6,158,965
Sr. Sec’d. Notes
3.250%	06/01/31	484	393,437
PacifiCorp,
First Mortgage
5.350%	12/01/53	2,725	2,725,937
PECO Energy Co.,
First Mortgage
3.700%	09/15/47	136	106,850
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, EMTN
4.125%	05/15/27	232	220,400
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.750%	03/01/31	2,427	2,750,191
Public Service Electric & Gas Co.,
First Mortgage, MTN
4.900%	12/15/32	2,315	2,319,939

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
5.850%	11/15/27(a)	1,780	$1,833,617
Puget Energy, Inc.,
Sr. Sec’d. Notes
4.100%	06/15/30	2,490	2,227,742
San Diego Gas & Electric Co.,
First Mortgage
3.950%	11/15/41	240	184,910
Sempra Energy,
Sr. Unsec’d. Notes
3.400%	02/01/28	2,215	2,058,169
3.700%	04/01/29	395	360,396
4.000%	02/01/48(a)	330	259,452
Southern California Edison Co.,
First Mortgage
2.250%	06/01/30	999	824,219
3.650%	02/01/50	3,555	2,613,058
5.850%	11/01/27(a)	2,345	2,421,330
First Mortgage, Series D
4.700%	06/01/27	2,180	2,144,031
First Ref. Mortgage
4.000%	04/01/47	734	576,317
Southern Co. (The),
Jr. Sub. Notes
5.113%	08/01/27	2,150	2,144,611
Sr. Unsec’d. Notes
3.250%	07/01/26	395	372,090
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41	215	194,028
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.450%	06/15/49	242	200,276
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	845	786,364
5.500%	09/01/26	209	201,601
5.625%	02/15/27(a)	704	672,340
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	2,750	2,639,025
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.600%	06/01/32	1,135	1,087,586

			116,881,855

Electronics — 0.0%
Honeywell International, Inc.,
Sr. Unsec’d. Notes
1.350%	06/01/25	253	234,056

Engineering & Construction — 0.1%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
5.500%	07/31/47	644	495,880
Sr. Sec’d. Notes, 144A
3.875%	04/30/28	545	496,222

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Engineering & Construction (cont’d.)
4.250%	10/31/26		755	$716,920

				1,709,022

Entertainment — 0.4%
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
3.638%	03/15/25(a)		3,015	2,867,747
3.755%	03/15/27		190	171,483
4.054%	03/15/29		270	234,011
4.279%	03/15/32(a)		4,770	3,932,943
5.050%	03/15/42		1,390	1,068,912
5.141%	03/15/52		8,550	6,278,130
5.391%	03/15/62		315	230,755

				14,783,981

Environmental Control — 0.0%
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.500%	08/15/24(a)		262	251,138

Foods — 0.4%
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	1,666	1,632,935
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,002	881,367
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
4.850%	11/01/28(a)		2,505	2,437,823
Danone SA (France),
Sr. Unsec’d. Notes, 144A
2.589%	11/02/23		591	577,907
General Mills, Inc.,
Sr. Unsec’d. Notes
5.241%	11/18/25		655	657,026
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30(a)		375	356,803
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26		230	215,410
4.250%	03/01/31		156	145,630
4.375%	06/01/46		214	174,804
4.625%	10/01/39		203	178,212
4.875%	10/01/49(a)		345	301,071
5.000%	07/15/35		149	142,888
5.000%	06/04/42		204	184,288
5.200%	07/15/45		325	299,475
5.500%	06/01/50(a)		293	281,151
6.500%	02/09/40		1,270	1,344,824
6.750%	03/15/32		19	20,634
6.875%	01/26/39		54	58,669
Gtd. Notes, 144A
7.125%	08/01/39		12	13,158
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.375%	01/31/32		280	244,555

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Mars, Inc.,
Gtd. Notes, 144A
2.700%	04/01/25		239	$227,539
3.950%	04/01/44		505	408,440
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.500%	05/04/25		639	592,278
2.625%	03/17/27(a)		3,190	2,897,002
3.000%	03/17/32		230	196,112
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
4.250%	04/15/31		353	300,466
5.875%	09/30/27		379	371,397

				15,141,864

Forest Products & Paper — 0.1%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
7.375%	12/01/25		758	804,357
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31		2,638	2,202,400
Gtd. Notes, Series DM3N
3.125%	01/15/32		291	226,616

				3,233,373

Gas — 0.3%
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.757%	03/16/32		240	209,795
Brooklyn Union Gas Co. (The),
Sr. Unsec’d. Notes, 144A
4.632%	08/05/27(a)		3,170	3,020,325
4.866%	08/05/32		3,020	2,823,565
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
5.850%	01/15/41		251	252,473
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31		460	350,331
3.490%	05/15/27(a)		780	735,196
3.600%	05/01/30(a)		3,470	3,093,727

				10,485,412

Healthcare-Products — 0.3%
Abbott Laboratories,
Sr. Unsec’d. Notes
3.750%	11/30/26(a)		554	539,957
4.750%	11/30/36(a)		261	258,494
4.900%	11/30/46		168	164,381
Alcon Finance Corp. (Switzerland),
Gtd. Notes, 144A
5.375%	12/06/32(a)		470	474,301
5.750%	12/06/52		350	355,055
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	991	716,981

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
GE HealthCare Technologies, Inc.,
Gtd. Notes, 144A
5.650%	11/15/27(a)		3,310	$3,358,553
5.857%	03/15/30		1,580	1,619,030
5.905%	11/22/32(a)		1,055	1,094,612
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		1,380	1,112,223
Medtronic Global Holdings SCA,
Gtd. Notes
1.375%	10/15/40	EUR	353	243,502
1.625%	03/07/31	EUR	160	145,730
1.625%	10/15/50	EUR	319	201,382
2.250%	03/07/39	EUR	294	242,551
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	495	357,246
1.875%	10/01/49	EUR	323	218,160

				11,102,158

Healthcare-Services — 0.8%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.800%	06/15/23		78	77,196
4.500%	05/15/42		283	245,060
6.750%	12/15/37		469	501,001
Ascension Health,
Sr. Unsec’d. Notes, Series B
3.106%	11/15/39		523	399,503
CommonSpirit Health,
Sec’d. Notes
4.350%	11/01/42		214	179,882
Sr. Sec’d. Notes
2.760%	10/01/24		3,577	3,430,221
DaVita, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30		2,415	1,946,280
Elevance Health, Inc.,
Sr. Unsec’d. Notes
4.100%	05/15/32(a)		280	260,126
4.550%	05/15/52		210	183,879
5.100%	01/15/44		555	528,721
5.350%	10/15/25		105	106,206
HCA, Inc.,
Gtd. Notes
5.000%	03/15/24		112	111,386
5.125%	06/15/39		469	418,071
5.250%	06/15/26		87	85,983
5.500%	06/15/47		656	583,565
Sr. Sec’d. Notes
4.500%	02/15/27		52	50,063
Humana, Inc.,
Sr. Unsec’d. Notes
2.150%	02/03/32		200	156,439
3.950%	03/15/27		474	454,101
4.800%	03/15/47		48	42,381
4.950%	10/01/44		176	159,181

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
5.750%	03/01/28	1,680	$1,716,812
5.875%	03/01/33	355	367,857
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47	1,170	993,309
Unsec’d. Notes, Series 2021
2.810%	06/01/41	1,375	996,869
3.002%	06/01/51	285	193,809
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.063%	08/01/56	1,030	827,523
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47	175	144,926
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020
1.375%	11/15/25	168	150,487
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.800%	06/30/31	1,325	1,109,151
Sutter Health,
Unsec’d. Notes, Series 20A
3.361%	08/15/50	1,330	925,634
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
4.375%	01/15/30	677	586,547
5.125%	11/01/27(a)	1,308	1,220,540
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
1.250%	01/15/26	220	199,638
2.300%	05/15/31(a)	1,300	1,082,958
3.125%	05/15/60	73	49,502
3.250%	05/15/51	168	121,084
3.500%	06/15/23	200	198,731
3.750%	07/15/25	89	87,110
3.875%	08/15/59	511	401,573
4.000%	05/15/29	2,545	2,430,086
4.200%	05/15/32	1,180	1,121,551
4.450%	12/15/48	117	104,329
4.625%	11/15/41	701	644,857
4.950%	05/15/62	310	291,720
5.300%	02/15/30	1,555	1,605,952
5.350%	02/15/33	1,390	1,439,698
5.700%	10/15/40	1,541	1,598,246
5.875%	02/15/53(a)	860	933,738
6.050%	02/15/63	255	280,793

			31,744,275

Home Builders — 0.1%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
6.250%	09/15/27	180	159,858
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29	378	298,620

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
Lennar Corp.,
Gtd. Notes
4.750%	05/30/25	79	$78,269
4.750%	11/29/27	180	173,081
M/I Homes, Inc.,
Gtd. Notes
4.950%	02/01/28	560	497,446
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30(a)	372	302,250
5.250%	12/15/27	294	260,557
MDC Holdings, Inc.,
Gtd. Notes
6.000%	01/15/43	58	47,460
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	249	239,623
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30	499	434,188
Toll Brothers Finance Corp.,
Gtd. Notes
4.375%	04/15/23	336	334,346
Tri Pointe Homes, Inc.,
Gtd. Notes
5.250%	06/01/27	307	274,029
5.700%	06/15/28	31	28,232

			3,127,959

Insurance — 0.5%
American International Group, Inc.,
Sr. Unsec’d. Notes
2.500%	06/30/25	249	234,581
3.900%	04/01/26	20	19,346
Ascot Group Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
4.250%	12/15/30	385	329,656
Athene Global Funding,
Sec’d. Notes, 144A, MTN
2.646%	10/04/31	1,850	1,412,892
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.250%	01/15/49(a)	1,952	1,749,941
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/03/26	133	127,454
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	04/04/25	2,275	2,180,638
3.850%	04/05/29(a)	600	546,604
3.900%	04/05/32	480	420,432
Equitable Financial Life Global Funding,
Sec’d. Notes, 144A
1.800%	03/08/28	3,565	2,972,197
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31	830	674,751

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Guardian Life Global Funding,
Sec’d. Notes, 144A
1.100%	06/23/25		282	$255,779
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24	EUR	437	455,107
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29		2	1,875
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37		447	438,708
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	03/30/43		154	132,187
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30		756	618,364
MetLife, Inc.,
Jr. Sub. Notes
6.400%	12/15/66(a)		459	446,388
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42		48	40,133
Principal Life Global Funding II,
Sec’d. Notes, 144A
1.250%	06/23/25		253	230,499
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34		309	332,443
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		653	597,400
6.850%	12/16/39		50	54,967
Willis North America, Inc.,
Gtd. Notes
2.950%	09/15/29		2,920	2,455,624
4.650%	06/15/27(a)		3,375	3,263,893

				19,991,859

Internet — 0.3%
Alphabet, Inc.,
Sr. Unsec’d. Notes
1.900%	08/15/40		450	298,293
Amazon.com, Inc.,
Sr. Unsec’d. Notes
1.200%	06/03/27(a)		603	522,609
1.500%	06/03/30		221	177,553
2.100%	05/12/31		459	375,659
2.500%	06/03/50		313	198,602
3.150%	08/22/27		263	247,614
3.300%	04/13/27		210	199,452
3.450%	04/13/29(a)		460	430,460
3.600%	04/13/32(a)		890	816,377
3.875%	08/22/37		501	444,371
4.050%	08/22/47		424	366,563
4.100%	04/13/62		3,475	2,872,261

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet (cont’d.)
4.250%	08/22/57	145	$125,757
4.950%	12/05/44	151	149,148
Prosus NV (China),
Sr. Unsec’d. Notes, 144A
3.832%	02/08/51	430	262,918
Sr. Unsec’d. Notes, 144A, MTN
3.061%	07/13/31	2,081	1,612,692
4.027%	08/03/50	1,071	679,282
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A, MTN
3.840%	04/22/51	807	571,961

			10,351,572

Iron/Steel — 0.0%
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
7.000%	10/15/39	224	225,863
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.875%	11/21/36	192	202,536
6.875%	11/10/39(a)	411	432,141

			860,540

Leisure Time — 0.1%
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/28(a)	655	563,365
YMCA of Greater New York,
Unsec’d. Notes
2.303%	08/01/26	1,540	1,370,255

			1,933,620

Lodging — 0.3%
Gohl Capital Ltd. (Malaysia),
Gtd. Notes
4.250%	01/24/27	548	487,138
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32	596	477,044
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
2.900%	06/25/25(a)	1,462	1,350,540
3.200%	08/08/24	2,716	2,567,051
3.500%	08/18/26	322	291,066
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series FF
4.625%	06/15/30	285	266,167
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
2.800%	03/08/27	880	744,700
3.350%	03/08/29	1,010	816,837
4.300%	01/08/26	780	713,700
5.625%	08/08/25	1,470	1,411,200
5.900%	08/08/28(a)	940	882,745
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.125%	12/15/29(a)	300	239,727

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
5.625%	08/26/28	1,202	$1,015,558

			11,263,473

Machinery-Construction & Mining — 0.0%
Vertiv Group Corp.,
Sr. Sec’d. Notes, 144A
4.125%	11/15/28	220	187,726

Machinery-Diversified — 0.1%
Deere & Co.,
Sr. Unsec’d. Notes
3.100%	04/15/30	117	104,887
Flowserve Corp.,
Sr. Unsec’d. Notes
2.800%	01/15/32	650	485,710
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
2.056%	04/05/25	189	176,975
2.565%	02/15/30	4,722	3,969,900

			4,737,472

Media — 1.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32	340	270,640
Sr. Unsec’d. Notes, 144A
4.250%	01/15/34	1,383	1,022,697
4.500%	08/15/30	66	54,649
4.750%	03/01/30(a)	385	332,520
4.750%	02/01/32(a)	400	324,284
5.000%	02/01/28	265	240,817
5.125%	05/01/27	1,013	945,247
5.375%	06/01/29	161	145,532
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.500%	03/01/42	95	61,380
3.700%	04/01/51	885	538,747
3.850%	04/01/61	534	308,527
3.900%	06/01/52	3,370	2,125,533
3.950%	06/30/62	235	138,836
4.200%	03/15/28	80	73,494
4.400%	04/01/33(a)	465	398,506
4.400%	12/01/61	512	328,967
4.800%	03/01/50	1,489	1,089,544
4.908%	07/23/25	1,017	997,372
5.050%	03/30/29	2,370	2,228,475
5.125%	07/01/49	404	308,278
5.375%	04/01/38	460	386,529
5.375%	05/01/47	471	371,124
5.500%	04/01/63	480	369,584
5.750%	04/01/48	178	146,387
6.384%	10/23/35	899	877,967
6.484%	10/23/45	3,351	3,036,864
6.834%	10/23/55	171	158,227
Comcast Corp.,
Gtd. Notes
2.450%	08/15/52	375	221,674

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
2.800%	01/15/51	661	$421,216
2.887%	11/01/51	607	392,830
2.937%	11/01/56	172	107,883
3.150%	03/01/26	307	292,500
3.250%	11/01/39	58	45,274
3.300%	04/01/27(a)	604	569,403
3.375%	08/15/25	220	212,210
3.400%	04/01/30(a)	340	309,502
3.400%	07/15/46	54	39,587
3.450%	02/01/50	90	65,649
3.750%	04/01/40	1,716	1,416,835
3.969%	11/01/47	1,009	809,500
3.999%	11/01/49	298	237,372
4.000%	08/15/47	793	636,727
4.000%	03/01/48	98	78,908
4.150%	10/15/28	275	264,316
4.200%	08/15/34	93	85,911
4.250%	10/15/30	526	504,445
4.250%	01/15/33	292	275,152
4.950%	10/15/58	90	82,168
5.350%	11/15/27(a)	2,300	2,350,900
5.500%	11/15/32(a)	545	567,369
5.650%	06/15/35	79	82,628
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24	624	600,746
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31	200	130,470
4.500%	11/15/31	1,755	1,219,725
5.500%	04/15/27(a)	545	458,649
Discovery Communications LLC,
Gtd. Notes
4.000%	09/15/55	519	312,675
4.125%	05/15/29	174	150,896
5.200%	09/20/47	2,267	1,693,746
5.300%	05/15/49	2,998	2,272,353
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29	501	323,201
5.875%	11/15/24(a)	988	921,505
7.750%	07/01/26	105	84,736
Sr. Sec’d. Notes, 144A
5.250%	12/01/26	330	278,365
5.750%	12/01/28	50	39,938
Fox Corp.,
Sr. Unsec’d. Notes
5.476%	01/25/39	397	360,926
Paramount Global,
Sr. Unsec’d. Notes
4.200%	06/01/29	710	631,433
4.200%	05/19/32(a)	1,440	1,177,306
4.375%	03/15/43	1,668	1,152,548
4.950%	01/15/31	380	338,923
4.950%	05/19/50	215	156,981
5.850%	09/01/43(a)	846	702,227

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Time Warner Cable Enterprises LLC,
Sr. Sec’d. Notes
8.375%	07/15/33	772	$861,621
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42	392	288,125
5.875%	11/15/40	684	595,394
6.550%	05/01/37	1,469	1,393,049
6.750%	06/15/39	1,584	1,508,838
7.300%	07/01/38	1,490	1,489,180
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.125%	04/15/27	200	188,500
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	05/15/29	370	331,279
Walt Disney Co. (The),
Gtd. Notes
6.650%	11/15/37	63	70,917

			47,084,938

Mining — 0.3%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
3.625%	09/11/24	200	192,975
3.875%	03/16/29	2,480	2,230,450
4.000%	09/11/27	245	230,269
4.750%	04/10/27	670	643,535
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.700%	05/30/41	374	376,162
5.750%	05/01/43	144	145,645
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
5.000%	09/30/43	217	210,512
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
4.763%	04/14/27	225	215,743
Freeport-McMoRan, Inc.,
Gtd. Notes
3.875%	03/15/23	12	11,976
4.550%	11/14/24	23	22,706
4.625%	08/01/30(a)	314	293,507
5.250%	09/01/29	4,000	3,857,630
5.400%	11/14/34	250	235,013
5.450%	03/15/43	898	809,305
Glencore Finance Canada Ltd. (Australia),
Gtd. Notes, 144A
5.550%	10/25/42	50	45,085
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
4.000%	03/27/27(a)	443	418,744
4.125%	05/30/23	25	24,868
4.125%	03/12/24	1,080	1,061,451
Southern Copper Corp. (Mexico),
Sr. Unsec’d. Notes
5.250%	11/08/42	937	898,035

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.000%	08/15/40	54	$51,821
Yamana Gold, Inc. (Canada),
Gtd. Notes
4.625%	12/15/27	399	370,569

			12,346,001

Miscellaneous Manufacturing — 0.0%
3M Co.,
Sr. Unsec’d. Notes
2.375%	08/26/29	242	205,408
3.050%	04/15/30	107	94,145
3.700%	04/15/50(a)	568	436,595
Eaton Corp.,
Gtd. Notes
4.150%	11/02/42	248	211,406
Textron, Inc.,
Sr. Unsec’d. Notes
3.900%	09/17/29	830	751,827

			1,699,381

Multi-National — 0.0%
Inter-American Development Bank (Supranational Bank),
Notes
6.800%	10/15/25	417	440,718

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	3,500	3,112,257
3.569%	12/01/31	1,220	1,007,333
4.125%	05/01/25	505	491,136

			4,610,726

Oil & Gas — 1.6%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	4,101	3,336,255
Sr. Unsec’d. Notes, 144A
3.000%	01/15/25	600	567,980
Apache Corp.,
Sr. Unsec’d. Notes
4.250%	01/15/44	617	433,046
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26	134	130,460
9.000%	11/01/27	28	34,185
BP Capital Markets America, Inc.,
Gtd. Notes
2.721%	01/12/32(a)	2,560	2,142,999
2.939%	06/04/51	1,835	1,211,517
3.000%	02/24/50	1,070	725,892
3.119%	05/04/26	501	475,123
3.633%	04/06/30(a)	385	353,187
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
4.375%(ff)	06/22/25(oo)	1,782	1,698,596

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	02/15/52	3,278	$2,302,047
5.400%	06/15/47	186	167,970
6.750%	11/15/39	184	190,103
Chevron Corp.,
Sr. Unsec’d. Notes
1.995%	05/11/27	258	231,860
Chevron USA, Inc.,
Gtd. Notes
3.850%	01/15/28	620	598,645
ConocoPhillips Co.,
Gtd. Notes
3.800%	03/15/52	235	186,519
4.025%	03/15/62	665	530,823
4.150%	11/15/34	102	88,836
4.300%	11/15/44	362	313,517
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	231	224,607
4.375%	01/15/28	1,276	1,162,194
4.500%	04/15/23(a)	788	785,232
4.900%	06/01/44	133	98,066
Gtd. Notes, 144A
2.268%	11/15/26	504	437,080
5.750%	01/15/31(a)	325	302,822
Coterra Energy, Inc.,
Sr. Unsec’d. Notes
3.900%	05/15/27(a)	842	786,910
4.375%	03/15/29	594	558,251
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/30	231	215,533
4.750%	05/15/42	655	555,946
5.000%	06/15/45(a)	1,207	1,038,812
5.250%	10/15/27	140	139,069
5.600%	07/15/41	968	904,379
5.875%	06/15/28	121	122,252
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26	525	489,078
3.500%	12/01/29	774	679,035
6.250%	03/15/33(a)	700	710,918
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.625%	11/02/31	474	361,425
5.375%	06/26/26	372	350,852
5.875%	09/18/23	429	425,568
5.875%	05/28/45	1,182	822,450
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28	550	526,635
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24	1,075	1,035,225
4.875%	03/30/26	135	123,888
5.375%	03/30/28	535	476,752

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
EOG Resources, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/35	456	$405,962
4.150%	01/15/26	180	176,646
4.375%	04/15/30	164	158,750
4.950%	04/15/50	190	181,736
EQT Corp.,
Sr. Unsec’d. Notes
3.900%	10/01/27	1,000	923,037
5.000%	01/15/29	177	166,325
6.125%	02/01/25	66	66,177
Sr. Unsec’d. Notes, 144A
3.125%	05/15/26	30	27,621
3.625%	05/15/31(a)	350	296,731
Equinor ASA (Norway),
Gtd. Notes
3.625%	04/06/40	1,355	1,113,214
3.700%	04/06/50	565	448,263
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
1.571%	04/15/23	58	57,451
2.992%	03/19/25	717	691,163
3.043%	03/01/26	325	310,284
3.452%	04/15/51	205	155,388
3.482%	03/19/30(a)	590	549,655
4.114%	03/01/46	737	630,323
4.227%	03/19/40	1,505	1,354,584
4.327%	03/19/50	73	64,559
Hess Corp.,
Sr. Unsec’d. Notes
7.300%	08/15/31	920	999,981
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29	103	92,038
6.000%	04/15/30	500	447,455
6.000%	02/01/31	103	87,434
6.250%	04/15/32	625	536,945
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
5.375%	04/24/30	260	230,799
6.375%	10/24/48	350	285,972
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.850%	12/15/45	177	160,926
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.400%	04/15/46(a)	358	281,104
4.500%	07/15/44	78	62,419
6.450%	09/15/36	892	910,015
6.600%	03/15/46(a)	981	1,009,597
6.950%	07/01/24(a)	307	311,985
7.500%	05/01/31	249	266,699
Ovintiv, Inc.,
Gtd. Notes
7.375%	11/01/31	475	509,820

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes
1.400%	02/09/26		200	$177,022
Sr. Unsec’d. Notes, EMTN
3.100%	08/27/30		211	180,428
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.625%	01/16/34	GBP	424	443,651
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29	EUR	312	261,089
5.950%	01/28/31		788	595,728
6.375%	01/23/45		1,756	1,083,891
6.490%	01/23/27		1,062	969,606
6.500%	03/13/27		174	158,123
6.500%	01/23/29		335	286,043
6.700%	02/16/32		1,485	1,163,869
6.840%	01/23/30		111	91,797
6.875%	10/16/25		251	244,145
Gtd. Notes, EMTN
4.875%	02/21/28	EUR	598	522,625
Gtd. Notes, MTN
6.875%	08/04/26(a)		242	230,021
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.125%	01/15/26		655	583,695
QatarEnergy Trading LLC (Qatar),
Sr. Unsec’d. Notes, 144A
3.125%	07/12/41		506	386,869
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25(a)		270	257,353
Reliance Industries Ltd. (India),
Sr. Unsec’d. Notes, 144A
2.875%	01/12/32		510	416,456
3.625%	01/12/52		890	583,724
Shell International Finance BV (Netherlands),
Gtd. Notes
2.750%	04/06/30		253	222,454
2.875%	05/10/26		152	143,111
3.000%	11/26/51		2,660	1,813,182
4.375%	05/11/45		792	693,459
4.550%	08/12/43(a)		492	444,673
6.375%	12/15/38		665	734,162
Sinopec Group Overseas Development 2014 Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24		1,066	1,057,802
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32(a)		350	298,841
5.375%	02/01/29		30	27,787
5.375%	03/15/30		160	145,509
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A
5.000%	05/18/27		2,540	2,393,673
7.500%	01/15/28		1,025	1,043,045

				60,677,430

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas Services — 0.1%
Cameron International Corp.,
Gtd. Notes
5.950%	06/01/41	820	$734,277
Halliburton Co.,
Sr. Unsec’d. Notes
4.850%	11/15/35(a)	520	481,507
7.450%	09/15/39	629	711,230
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28	226	211,100
4.300%	05/01/29	582	546,573

			2,684,687

Packaging & Containers — 0.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	08/15/27(a)	430	322,646
Ball Corp.,
Gtd. Notes
3.125%	09/15/31(a)	575	461,581
Crown Americas LLC/Crown Americas Capital Corp. VI,
Gtd. Notes
4.750%	02/01/26	250	242,882
Sealed Air Corp.,
Gtd. Notes, 144A
5.125%	12/01/24	355	351,062
WRKCo, Inc.,
Gtd. Notes
3.750%	03/15/25	245	237,040

			1,615,211

Pharmaceuticals — 1.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.600%	11/21/24	692	662,537
2.950%	11/21/26	652	607,566
3.200%	11/21/29	2,844	2,564,228
3.750%	11/14/23	127	125,758
4.050%	11/21/39	3,575	3,061,700
4.250%	11/21/49	755	634,628
4.300%	05/14/36	221	199,780
4.500%	05/14/35	777	723,350
4.700%	05/14/45	1,943	1,735,653
4.875%	11/14/48	100	92,081
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	02/15/29	159	76,320
5.250%	01/30/30	4,231	2,022,122
5.250%	02/15/31	348	167,826
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.375%	12/15/28	2,090	1,966,178
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24	170	165,846
3.734%	12/15/24	117	114,071
4.685%	12/15/44	59	52,502

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.900%	07/26/24	35	$34,008
3.400%	07/26/29	517	480,021
Cigna Corp.,
Gtd. Notes
4.125%	11/15/25	204	199,481
4.375%	10/15/28	724	698,387
4.800%	08/15/38	792	738,044
4.900%	12/15/48	224	203,344
Sr. Unsec’d. Notes
3.200%	03/15/40	4,600	3,479,690
CVS Health Corp.,
Sr. Unsec’d. Notes
1.875%	02/28/31	170	133,140
2.125%	09/15/31(a)	663	525,427
3.250%	08/15/29	3,183	2,847,647
3.625%	04/01/27	179	169,892
3.750%	04/01/30	448	406,584
3.875%	07/20/25	483	471,562
4.125%	04/01/40	186	154,816
4.250%	04/01/50	136	109,196
4.300%	03/25/28	394	381,099
5.050%	03/25/48(a)	517	466,680
5.125%	07/20/45	790	719,830
5.300%	12/05/43	132	123,634
CVS Pass-Through Trust,
Pass-Through Certificates
6.036%	12/10/28	226	224,432
6.943%	01/10/30	219	224,488
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A
4.375%	01/15/29	570	508,668
Johnson & Johnson,
Sr. Unsec’d. Notes
3.625%	03/03/37	551	490,361
Merck & Co., Inc.,
Sr. Unsec’d. Notes
0.750%	02/24/26	489	433,387
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	305	270,053
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31	400	346,490
Pfizer, Inc.,
Sr. Unsec’d. Notes
1.700%	05/28/30	43	35,360
2.625%	04/01/30	527	462,094
Teva Pharmaceutical Finance Co. LLC (Israel),
Gtd. Notes
6.150%	02/01/36	130	115,011
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
3.150%	10/01/26	2,692	2,335,646
4.100%	10/01/46	2,113	1,255,650

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	1,313	$994,884
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	2,830	1,896,560

			36,907,712

Pipelines — 2.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
7.875%	05/15/26	495	502,655
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31	214	180,521
3.302%	01/15/35(a)	553	449,499
Cheniere Energy Partners LP,
Gtd. Notes
3.250%	01/31/32	1,060	844,302
4.000%	03/01/31	210	179,872
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes
4.625%	10/15/28	990	897,768
DCP Midstream Operating LP,
Gtd. Notes, 144A
6.450%	11/03/36	210	206,994
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes
4.600%	12/15/44	48	39,436
EIG Pearl Holdings Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
3.545%	08/31/36	1,600	1,341,800
Energy Transfer LP,
Jr. Sub. Notes, Series A
6.250%(ff)	02/15/23(oo)	150	128,344
Jr. Sub. Notes, Series F
6.750%(ff)	05/15/25(a)(oo)	918	794,070
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	1,535	1,282,319
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(a)(oo)	999	867,705
Sr. Unsec’d. Notes
2.900%	05/15/25	3,001	2,827,577
3.600%	02/01/23	370	369,191
3.750%	05/15/30	201	177,194
4.950%	06/15/28	916	884,764
5.250%	04/15/29	215	208,443
5.300%	04/01/44	78	66,033
5.400%	10/01/47	3,551	3,022,399
5.550%	02/15/28	1,150	1,139,498
5.750%	02/15/33(a)	1,215	1,191,792
5.875%	01/15/24(a)	600	601,523
6.050%	06/01/41	2,929	2,772,852
6.100%	02/15/42	149	137,206
6.250%	04/15/49	1,325	1,237,401
7.500%	07/01/38	192	204,350
7.600%	02/01/24	263	265,904

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Energy Transfer LP/Regency Energy Finance Corp.,
Sr. Unsec’d. Notes
4.500%	11/01/23	35	$34,697
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	01/31/30	1,191	1,014,668
3.125%	07/31/29	1,347	1,185,865
3.700%	01/31/51	207	150,548
3.950%	01/31/60	361	262,512
4.150%	10/16/28	1,067	1,010,299
4.200%	01/31/50	390	307,351
4.800%	02/01/49	1,472	1,271,811
4.850%	03/15/44	151	132,613
5.375%(ff)	02/15/78	230	177,206
5.950%	02/01/41	335	334,483
7.550%	04/15/38	151	168,777
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27	50	48,984
7.500%	06/01/30	50	48,199
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.300%	10/01/31	895	686,373
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A
2.940%	09/30/40	358	286,048
Kinder Morgan, Inc.,
Gtd. Notes
3.250%	08/01/50	1,278	828,764
4.300%	03/01/28	301	288,486
5.300%	12/01/34	143	133,855
5.550%	06/01/45	242	221,739
Gtd. Notes, GMTN
7.750%	01/15/32	1,297	1,459,122
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38	1,189	999,335
4.700%	04/15/48	177	141,207
4.800%	02/15/29	357	341,465
4.875%	12/01/24	706	699,675
4.875%	06/01/25(a)	1,097	1,084,359
4.950%	09/01/32	2,025	1,898,952
4.950%	03/14/52	885	726,732
5.200%	03/01/47	3,353	2,850,362
5.500%	02/15/49	223	197,258
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37	708	717,143
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	1,315	1,103,411
4.450%	09/01/49	2,732	2,045,590
4.550%	07/15/28	690	652,031
6.100%	11/15/32(a)	355	356,291
6.350%	01/15/31	772	786,722

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Peru LNG Srl (Peru),
Sr. Unsec’d. Notes, 144A
5.375%	03/22/30	530	$441,159
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	635	551,872
3.800%	09/15/30(a)	380	330,369
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.500%	05/15/30	100	92,877
5.000%	03/15/27	700	686,696
5.875%	06/30/26	2,363	2,391,028
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32	1,047	1,149,439
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	12/31/30	654	568,832
7.500%	10/01/25	239	241,101
Targa Resources Corp.,
Gtd. Notes
5.200%	07/01/27	3,785	3,718,359
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.000%	01/15/32	2,500	2,101,660
4.875%	02/01/31	704	636,100
6.500%	07/15/27(a)	231	233,243
6.875%	01/15/29	567	572,582
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
3.500%	01/15/28	981	893,261
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
2.500%	10/12/31	1,455	1,154,820
4.625%	03/01/34	609	554,744
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30	905	786,151
3.950%	05/15/50	540	413,459
4.000%	03/15/28	1,200	1,128,173
7.850%	02/01/26	1,301	1,387,476
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	65	56,909
3.875%	11/01/33(a)	440	359,220
4.125%	08/15/31	40	34,100
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.350%	02/01/25	727	687,903
4.300%	02/01/30	2,609	2,285,287
4.500%	03/01/28	176	161,283
5.300%	03/01/48	130	107,637
5.450%	04/01/44	398	332,418
5.500%	08/15/48	91	75,579
5.500%	02/01/50(a)	441	364,643
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.100%
5.041%(c)	01/13/23	258	257,955

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
2.600%	03/15/31		955	$774,879
3.750%	06/15/27		11	10,368
4.650%	08/15/32		1,680	1,567,047
4.850%	03/01/48		239	203,625
4.900%	01/15/45		390	331,692
5.100%	09/15/45		353	308,763
5.300%	08/15/52		60	54,050
5.400%	03/04/44		417	380,452
7.750%	06/15/31		643	704,331
8.750%	03/15/32		103	122,310
Sr. Unsec’d. Notes, Series A
7.500%	01/15/31		833	912,563

				77,600,760

Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.,
Sr. Unsec’d. Notes
3.650%	03/15/27(a)		1,735	1,622,774
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30		5,683	4,995,070
Corporate Office Properties LP,
Gtd. Notes
2.900%	12/01/33		955	672,757
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.250%	01/15/32(a)		1,745	1,396,349
4.000%	01/15/31		745	633,625
5.250%	06/01/25		17	16,738
5.375%	04/15/26		127	125,229
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.700%	10/01/30		2,013	1,642,708
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
0.993%	10/15/26	EUR	410	332,044
3.325%	03/24/25	EUR	624	601,746
5.000%	10/15/27		18	15,147
SBA Communications Corp.,
Sr. Unsec’d. Notes
3.125%	02/01/29(a)		2,098	1,747,134
Sun Communities Operating LP,
Gtd. Notes
2.700%	07/15/31		1,359	1,069,960
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25		650	630,859
VICI Properties LP,
Sr. Unsec’d. Notes
4.950%	02/15/30		1,940	1,826,403
5.125%	05/15/32		1,695	1,571,215
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25(a)		1,500	1,418,836
4.500%	09/01/26		1,803	1,700,971

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
5.750%	02/01/27		351	$341,908
WEA Finance LLC/Westfield UK & Europe Finance PLC (France),
Gtd. Notes, 144A
3.750%	09/17/24		780	737,246
Welltower, Inc.,
Sr. Unsec’d. Notes
3.100%	01/15/30		2,091	1,765,519

				24,864,238

Retail — 0.4%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28		466	419,983
5.750%	04/15/25(a)		350	348,794
Bayer Corp.,
Sr. Unsec’d. Notes, 144A
6.650%	02/15/28(a)		595	609,839
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
1.375%	06/20/27(a)		1,072	939,713
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.375%	02/07/25	EUR	482	446,292
Sr. Sec’d. Notes, 144A
6.250%	10/30/25	EUR	1,165	1,089,631
Falabella SA (Chile),
Sr. Unsec’d. Notes, 144A
3.375%	01/15/32		1,475	1,177,050
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.500%	04/15/27(a)		244	224,432
2.700%	04/15/30		361	315,179
3.300%	04/15/40		414	330,318
3.350%	04/15/50(a)		623	464,251
3.900%	12/06/28		73	70,337
3.900%	06/15/47		69	57,026
JSM Global Sarl (Brazil),
Gtd. Notes, 144A
4.750%	10/20/30		222	144,064
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
2.800%	09/15/41		240	163,373
4.500%	04/15/30		169	161,949
5.625%	04/15/53		705	679,466
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
1.450%	09/01/25		97	89,050
3.375%	05/26/25		297	287,172
3.500%	07/01/27		327	310,304
3.600%	07/01/30		337	309,197
3.625%	09/01/49		73	55,561
3.700%	01/30/26(a)		379	368,778
4.200%	04/01/50		619	517,664
4.450%	03/01/47		149	129,186
4.600%	05/26/45		1,665	1,482,359
4.875%	12/09/45		581	538,590

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
4.700%	06/15/32(a)	2,250	$2,179,742
Walmart, Inc.,
Sr. Unsec’d. Notes
1.500%	09/22/28(a)	398	341,254

			14,250,554

Semiconductors — 0.7%
Broadcom, Inc.,
Gtd. Notes
4.300%	11/15/32	2,870	2,533,762
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	2,667	1,956,662
3.419%	04/15/33	530	425,421
3.469%	04/15/34	559	443,203
4.926%	05/15/37	2,820	2,464,773
Intel Corp.,
Sr. Unsec’d. Notes
1.600%	08/12/28	513	435,880
2.800%	08/12/41	675	470,414
3.050%	08/12/51	2,240	1,455,901
3.200%	08/12/61	176	111,167
3.700%	07/29/25	366	357,282
3.734%	12/08/47(a)	639	480,677
4.000%	08/05/29(a)	425	405,286
4.150%	08/05/32(a)	790	738,724
4.750%	03/25/50(a)	251	218,868
5.050%	08/05/62(a)	1,775	1,566,241
Marvell Technology, Inc.,
Gtd. Notes
2.950%	04/15/31	1,325	1,064,239
Microchip Technology, Inc.,
Gtd. Notes
4.250%	09/01/25	350	339,881
Sr. Unsec’d. Notes
2.670%	09/01/23(a)	1,267	1,241,942
NVIDIA Corp.,
Sr. Unsec’d. Notes
2.850%	04/01/30	263	229,730
3.500%	04/01/40	1,182	957,597
3.500%	04/01/50(a)	2,019	1,527,894
3.700%	04/01/60(a)	366	272,466
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes
2.500%	05/11/31	908	714,937
2.700%	05/01/25(a)	390	366,308
4.300%	06/18/29(a)	990	917,297
4.400%	06/01/27	3,335	3,188,677
Qorvo, Inc.,
Gtd. Notes, 144A
1.750%	12/15/24(a)	3,290	3,035,470
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
1.750%	05/04/30	250	205,775

			28,126,474

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software — 0.3%
Microsoft Corp.,
Sr. Unsec’d. Notes
2.400%	08/08/26(a)	684	$638,076
2.525%	06/01/50	71	47,315
2.921%	03/17/52	140	99,748
3.300%	02/06/27(a)	327	315,183
3.450%	08/08/36	31	27,510
Oracle Corp.,
Sr. Unsec’d. Notes
1.650%	03/25/26(a)	1,030	923,064
2.875%	03/25/31(a)	1,241	1,029,573
2.950%	04/01/30	140	119,504
3.600%	04/01/40	2,764	2,041,008
4.100%	03/25/61	5,550	3,875,377
6.150%	11/09/29(a)	1,605	1,668,596
Salesforce, Inc.,
Sr. Unsec’d. Notes
3.250%	04/11/23	325	323,298
Workday, Inc.,
Sr. Unsec’d. Notes
3.500%	04/01/27(a)	270	252,536
3.700%	04/01/29	440	403,614
3.800%	04/01/32(a)	350	308,880

			12,073,282

Telecommunications — 1.2%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
5.500%	10/15/29	420	319,662
8.125%	02/01/27	830	755,300
AT&T, Inc.,
Sr. Unsec’d. Notes
1.650%	02/01/28	454	384,100
2.250%	02/01/32	100	78,409
2.300%	06/01/27(a)	766	682,608
2.550%	12/01/33	2,468	1,897,890
3.300%	02/01/52	203	136,011
3.500%	06/01/41	4,242	3,165,887
3.500%	09/15/53	4,583	3,118,133
3.550%	09/15/55	1,067	720,672
3.650%	09/15/59	894	605,207
3.800%	12/01/57	692	479,617
4.350%	06/15/45	214	172,878
4.500%	05/15/35	115	104,594
5.350%	09/01/40	230	217,580
5.550%	08/15/41	221	212,593
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000% (original cost $464,512; purchased 06/29/21 - 12/15/22)(f)
13.000%	12/31/25	463	240,819
Sr. Sec’d. Notes, 144A (original cost $550,050; purchased 01/26/21)(f)
8.750%	05/25/24	535	458,361
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27	180	152,494

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Rogers Communications, Inc. (Canada),
Gtd. Notes, 144A
4.550%	03/15/52	985	$770,735
Sprint LLC,
Gtd. Notes
7.625%	02/15/25	380	393,464
7.875%	09/15/23	2,007	2,036,968
Telefonica Emisiones SA (Spain),
Gtd. Notes
4.895%	03/06/48	275	211,622
5.213%	03/08/47	170	136,430
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26	200	182,145
2.250%	11/15/31(a)	4,520	3,554,513
2.550%	02/15/31	293	238,774
2.625%	02/15/29	1,246	1,057,570
2.700%	03/15/32(a)	4,310	3,488,102
2.875%	02/15/31	453	373,995
3.000%	02/15/41	35	24,708
3.375%	04/15/29	430	378,864
3.500%	04/15/25(a)	1,620	1,559,540
3.500%	04/15/31	420	363,747
3.750%	04/15/27	121	114,085
3.875%	04/15/30	5,335	4,842,716
5.200%	01/15/33(a)	645	638,631
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.750%	01/20/31	2,445	1,893,849
2.100%	03/22/28	405	351,335
2.355%	03/15/32	277	219,673
2.550%	03/21/31	848	697,902
2.625%	08/15/26(a)	355	327,924
2.650%	11/20/40	709	478,586
2.850%	09/03/41	518	358,475
2.875%	11/20/50	1,171	738,546
3.150%	03/22/30(a)	3,213	2,830,676
3.400%	03/22/41	200	150,611
3.850%	11/01/42	269	213,131
3.875%	02/08/29	176	165,270
4.000%	03/22/50	656	514,330
4.016%	12/03/29	398	372,469
4.125%	03/16/27	213	207,468
4.329%	09/21/28	459	441,826
4.400%	11/01/34	165	151,696
4.500%	08/10/33(a)	1,394	1,306,486
4.862%	08/21/46(a)	677	613,244
5.250%	03/16/37(a)	1,261	1,243,915
5.500%	03/16/47	97	94,172
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
4.750%	07/15/31	630	513,450

			48,154,458

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Textiles — 0.0%
Prime Bloom Holdings Ltd. (China),
Gtd. Notes
6.950%	07/05/23	200	$20,000

Transportation — 0.1%
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
2.450%	12/02/31(a)	1,495	1,240,284
Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
3.570%	01/21/32	265	226,864
Sr. Unsec’d. Notes, EMTN
3.730%	03/29/24	200	195,350
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34	284	274,956
Pelabuhan Indonesia II PT (Indonesia),
Sr. Unsec’d. Notes
4.250%	05/05/25	200	193,022
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.150%	02/05/27	124	111,990
2.891%	04/06/36	121	95,928
3.750%	07/15/25	251	244,225
3.750%	02/05/70	936	681,738
3.839%	03/20/60	966	749,922

			4,014,279

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.400%	07/01/27	4,965	4,732,699

TOTAL CORPORATE BONDS (cost $1,372,848,199)			1,214,774,410

FLOATING RATE AND OTHER LOANS — 1.0%
Airlines — 0.1%
Air Canada (Canada),
Term Loan, 3 Month LIBOR + 3.500%
8.130%(c)	08/11/28	826	813,807
Delta Air Lines, Inc.,
Initial Term Loan, 3 Month LIBOR + 3.750%
7.993%(c)	10/20/27	600	610,813
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%
8.108%(c)	04/21/28	723	711,271

			2,135,891

Beverages — 0.0%
Triton Water Holdings, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.500%
8.230%(c)	03/31/28	482	446,544

Building Materials — 0.1%
API Group, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%
6.884%(c)	10/01/26	1,014	1,005,236

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Building Materials (cont’d.)
Hunter Douglas, Inc. (Netherlands),
Tranche B-1 Term Loans, 3 Month SOFR + 3.500%
7.859%(c)	02/26/29	1,460	$1,280,922
Quikrete Holdings, Inc.,
B-1 Fourth Amendment Loan, 1 Month LIBOR + 3.000%
7.384%(c)	06/09/28	1,151	1,140,746

			3,426,904

Commercial Services — 0.1%
Garda World Security Corp. (Canada),
Term Loan B-2, 3 Month LIBOR + 4.250%
8.930%(c)	10/30/26	907	880,285
Verscend Holding Corp.,
New Term Loan B, 1 Month LIBOR + 4.000%
8.384%(c)	08/27/25	981	973,282

			1,853,567

Computers — 0.0%
Magenta Buyer LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 4.750%
9.170%(c)	07/27/28	613	521,901
Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
8.134%(c)	02/01/28	476	463,711

			985,612

Diversified Financial Services — 0.1%
Allspring Buyer LLC,
Term Loan, 3 Month LIBOR + 3.000%
7.750%(c)	11/01/28	933	917,338
Citadel Securities LP,
2021 Term Loan, 1 Month SOFR + 2.614%
6.938%(c)	02/02/28	161	157,939
Deerfield Dakota Holding LLC,
First Lien Initial Dollar Term Loan, 1 Month SOFR + 3.750%
8.073%(c)	04/09/27	897	835,599
Delos Finance Sarl (Ireland),
2018 Term Loan, 3 Month LIBOR + 1.750%
6.480%(c)	10/06/23	500	498,825
Focus Financial Partners LLC,
Tranche B-5 Term Loan, 1 Month SOFR + 3.250%
7.573%(c)	06/30/28	359	354,252
Jane Street Group LLC,
Dollar Term Loan, 1 Month LIBOR + 2.750%
7.134%(c)	01/26/28	835	808,197
Setanta Aircraft Leasing DAC (Ireland),
Term Loan, 3 Month LIBOR + 2.000%
6.730%(c)	11/05/28	730	724,981
VFH Parent LLC,
Initial Term Loan, 1 Month SOFR + 3.000%
7.321%(c)	01/13/29	780	759,038

			5,056,169

Electronics — 0.0%
II-VI, Inc.,
Term Loan B, 1 Month LIBOR + 2.750%
7.134%(c)	07/02/29	960	949,250

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Engineering & Construction — 0.1%
Brown Group Holding LLC,
Initial Term Loan, 1 Month LIBOR + 2.500%
6.884%(c)	06/07/28	1,480	$1,451,656

Entertainment — 0.1%
PCI Gaming Authority,
Term B Facility Loan, 1 Month LIBOR + 2.500%
6.884%(c)	05/29/26	985	977,735
Scientific Games International, Inc.,
Initial Term B Loan, 1 Month SOFR + 3.000%
7.417%(c)	04/13/29	975	960,067
UFC Holdings LLC,
Term Loan B-3, 3 Month LIBOR + 2.750%
7.110%(c)	04/29/26	949	935,382

			2,873,184

Environmental Control — 0.0%
GFL Environmental, Inc. (Canada),
2020 Term Loan, 3 Month LIBOR + 3.000%
7.415%(c)	05/30/25	77	76,575

Healthcare-Products — 0.0%
Mozart Borrower LP,
Initial Dollar Term Loan, 1 Month LIBOR + 3.250%
7.634%(c)	10/23/28	853	809,025

Healthcare-Services — 0.1%
Eyecare Partners LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%
8.480%(c)	02/18/27	185	155,303
Global Medical Response, Inc.,
2020 Term Loan, 1 Month LIBOR + 4.250%
8.422%(c)	10/02/25	1,186	829,460
Phoenix Guarantor, Inc.,
Tranche B-1 Term Loan, 1 Month LIBOR + 3.250%
7.634%(c)	03/05/26	763	713,636
Tranche B3 Term Loan, 1 Month LIBOR + 3.500%
7.884%(c)	03/05/26	642	600,481

			2,298,880

Holding Companies-Diversified — 0.0%
First Eagle Holdings, Inc.,
2018 Refinancing term Loan B, 3 Month LIBOR + 2.500%
7.230%(c)	02/01/27	971	940,901

Insurance — 0.1%
AmWINS Group, Inc.,
Term Loan, 1 Month LIBOR + 2.250%
6.634%(c)	02/19/28	344	336,895
Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000%
7.384%(c)	11/03/24	788	763,412
New B-8 Term Loan, 1 Month LIBOR + 3.250%
7.634%(c)	12/23/26	601	533,733
New B-9 Term Loan, 1 Month LIBOR + 3.250%
7.634%(c)	07/31/27	467	407,275
Term Loan
—%(p)	11/03/23	218	194,705

			2,236,020

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Leisure Time — 0.0%
Alterra Mountain Co.,
2028 Term Loan B, 1 Month LIBOR + 3.500%
7.884%(c)	08/17/28	1,126	$1,109,845

Lodging — 0.0%
Caesars Resort Collection LLC,
Term B-1 Loan, 1 Month LIBOR + 3.500%
7.884%(c)	07/21/25	31	30,793
Station Casinos LLC,
Term B-1 Facility Loan, 1 Month LIBOR + 2.250%
6.640%(c)	02/08/27	713	696,137

			726,930

Machinery-Diversified — 0.0%
Ali Group North America Corp.,
Initial Tranche B Term Loan, 1 Month SOFR + 2.114%
6.438%(c)	07/30/29	867	858,088

Media — 0.0%
Charter Communications Operating LLC,
Term Loan B1, 1 Month LIBOR + 1.750%
6.140%(c)	04/30/25	420	417,208
Nexstar Broadcasting, Inc.,
Term B-4 Loan, 1 Month LIBOR + 2.500%
6.884%(c)	09/18/26	100	98,984
Ziggo Financing Partnership (Netherlands),
Term Loan I, 1 Month LIBOR + 2.500%
6.818%(c)	04/30/28	755	734,533

			1,250,725

Pharmaceuticals — 0.0%
Gainwell Acquisition Corp.,
Term B Loan, 3 Month LIBOR + 4.000%
8.730%(c)	10/01/27	978	923,140
Horizon Therapeutics USA, Inc.,
Incremental Term B-2 Loan, 1 Month LIBOR + 1.750%
6.188%(c)	03/15/28	363	362,652

			1,285,792

Retail — 0.0%
Harbor Freight Tools USA, Inc.,
2021 Refinancing Loans, 1 Month LIBOR + 2.750%
7.134%(c)	10/19/27	1,090	1,037,478

Software — 0.1%
athenahealth, Inc.,
Initial Delayed Draw Term Loan, SONIA + 3.500%
5.661%(c)	02/15/29	45	40,369
Initial Term Loan, 1 Month SOFR + 3.500%
7.821%(c)	02/15/29	1,019	917,293
Cloudera, Inc.,
Term Loan, 1 Month LIBOR + 3.750%
8.134%(c)	10/08/28	695	654,281
Dcert Buyer, Inc.,
First Lien Initial Term Loan, 6 Month SOFR + 4.000%
8.696%(c)	10/16/26	869	837,914

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Software (cont’d.)
Interface Security Systems, LLC,
Term Loan
—%(p)	08/07/23^	930	$697,847

			3,147,704

Transportation — 0.1%
Genesee & Wyoming, Inc.,
Initial Term Loan, 3 Month LIBOR + 2.000%
6.730%(c)	12/30/26	711	705,988
XPO Logistics, Inc.,
Refinancing Term Loan, 1 Month LIBOR + 1.750%
5.935%(c)	02/24/25	1,070	1,064,352

			1,770,340

TOTAL FLOATING RATE AND OTHER LOANS (cost $38,520,958)
			36,727,080

MUNICIPAL BONDS — 0.6%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	135	125,052

Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41	515	502,302

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	1,015	1,168,594
Revenue Bonds, BABs, Series S1
7.043%	04/01/50	950	1,167,398
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs
5.716%	07/01/39	310	329,719
Los Angeles Department of Water & Power, Water System Revenue,
Taxable, Revenue Bonds, BABs, Series C
6.008%	07/01/39	1,015	1,095,493
Los Angeles Unified School District,
General Obligation Unlimited, Taxable, BABs
5.750%	07/01/34	405	422,374
State of California,
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34	970	1,176,850
University of California,
Taxable, Revenue Bonds, Series AQ
4.767%	05/15/2115	119	97,823

			5,458,251

Illinois — 0.0%
State of Illinois,
General Obligation Unlimited, Taxable
5.100%	06/01/33	1,235	1,181,024

Maryland — 0.0%
Maryland State Transportation Authority,
Revenue Bonds, BABs
5.888%	07/01/43	455	481,374

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Massachusetts — 0.1%
Commonwealth of Massachusetts,
Taxable, Revenue Bonds, Series B
4.110%	07/15/31	2,910	$2,787,990

Missouri — 0.0%
Curators of the University of Missouri (The),
Revenue Bonds, BABs
5.792%	11/01/41	85	90,933

New Jersey — 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	366	439,853
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	438	541,684
Rutgers The State University of New Jersey,
Taxable, Revenue Bonds, BABs, Series H
5.665%	05/01/40	400	410,641

			1,392,178

New York — 0.1%
New York City Municipal Water Finance Authority,
Taxable, Revenue Bonds, BABs
5.882%	06/15/44	530	581,088
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	270	279,099
New York State Dormitory Authority,
Taxable, Revenue Bonds, BABs, Series H
5.389%	03/15/40	100	100,972
New York Transportation Development Corp.,
Taxable, Revenue Bonds
4.248%	09/01/35	3,070	2,845,552
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174
4.458%	10/01/62	400	348,987
Taxable, Revenue Bonds
4.960%	08/01/46	515	498,575
5.647%	11/01/40	185	194,509

			4,848,782

Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, Series A
4.800%	06/01/2111	865	726,867

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39	103	111,034
Revenue Bonds, BABs, Series B
5.511%	12/01/45	270	271,493

			382,527

Texas — 0.1%
City of San Antonio Electric & Gas Systems Revenue,
Revenue Bonds, BABs
5.808%	02/01/41	305	320,696

Interest Rate	Maturity Date	Principal Amount (000)#		Value

MUNICIPAL BONDS (continued)
Texas (cont’d.)
Taxable, Revenue Bonds
4.427%	02/01/42	265		$241,667
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series A
4.507%	11/01/51	980		888,361
State of Texas,
General Obligation Unlimited, Taxable, BABs
5.517%	04/01/39	400		421,998

				1,872,722

Virginia — 0.1%
University of Virginia,
Taxable, Revenue Bonds, Series A
3.227%	09/01/2119	2,915		1,726,070

TOTAL MUNICIPAL BONDS (cost $25,209,436)				21,576,072

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.4%
Ajax Mortgage Loan Trust,
Series 2018-A, Class B, 144A
0.000%	04/25/58	13		12,503
Series 2018-D, Class B, 144A
0.000%(cc)	08/25/58	4		2,856
Series 2021-E, Class M1, 144A
2.940%(cc)	12/25/60	146		112,715
Angel Oak Mortgage Trust,
Series 2020-02, Class A1A, 144A
2.531%(cc)	01/26/65	3,907		3,532,646
Banc of America Funding Corp.,
Series 2015-R03, Class 2A1, 144A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)
4.519%(c)	02/27/37	10		9,610
Banc of America Funding Trust,
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
6.725%(c)	09/26/45	—(r	)	483
Bear Stearns ALT-A Trust,
Series 2004-11, Class 1M1, 1 Month LIBOR + 0.900% (Cap 11.500%, Floor 0.900%)
5.289%(c)	11/25/34	2,373		2,310,003
Bellemeade Re Ltd.,
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
5.989%(c)	07/25/29	73		72,942
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
8.387%(c)	08/26/30	7		6,784
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
8.089%(c)	10/25/30	378		380,411
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
7.989%(c)	06/25/30	181		180,764
BRAVO Residential Funding Trust,
Series 2022-NQM02, Class A1, 144A
4.272%(cc)	11/25/61	1,065		1,010,010

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
BVRT Financing Trust,
Series 2021-04, Class F, 144A, 1 Month SOFR + 2.000%
5.807%(c)	09/12/26^	767	$762,706
CIM Trust,
Series 2022-R03, Class A1, 144A
4.500%(cc)	03/25/62	4,644	4,435,519
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A
3.632%(cc)	09/25/47	146	127,943
Series 2022-A, Class A1, 144A
6.170%	09/25/62	680	664,142
COLT Mortgage Loan Trust,
Series 2021-04, Class A1, 144A
1.397%(cc)	10/25/66	4,395	3,568,434
Series 2022-04, Class A1, 144A
4.301%(cc)	03/25/67	740	706,578
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)
6.539%(c)	09/25/31	60	60,206
Series 2022-R08, Class 1M1, 144A, 30 Day Average SOFR + 2.550% (Cap N/A, Floor 2.550%)
6.478%(c)	07/25/42	603	605,279
Credit Suisse Mortgage Trust,
Series 2018-J01, Class A2, 144A
3.500%(cc)	02/25/48	3,153	2,740,735
Series 2020-RPL05, Class A1, 144A
3.023%(cc)	08/25/60	181	172,816
Series 2020-RPL4, Class A1, 144A
2.000%(cc)	01/25/60	1,298	1,151,015
Series 2022-07R, Class A1
0.002%	10/25/66	1,248	1,241,912
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust,
Series 2006-PR01, Class 5AS4, IO, 144A
3.798%(cc)	04/15/36	18,252	2,217,545
Eagle Re Ltd.,
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
6.189%(c)	04/25/29	225	220,238
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)
6.078%(c)	10/25/33	210	209,459
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)
6.628%(c)	10/25/33	583	577,428
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 1.550%)
5.478%(c)	04/25/34	4,115	4,090,794
Fannie Mae Interest Strips,
Series 409, Class C01, IO
3.000%	11/25/26	400	14,530
Series 409, Class C02, IO
3.000%	04/25/27	505	21,540
Series 409, Class C13, IO
3.500%	11/25/41	346	54,242
Series 409, Class C22, IO
4.500%	11/25/39	311	53,716

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae REMIC,
Series 2004-038, Class FK, 1 Month LIBOR + 0.350% (Cap 8.000%, Floor 0.350%)
4.739%(c)	05/25/34	98	$95,976
Series 2010-027, Class AS, IO, 1 Month LIBOR + 6.480% (Cap 6.480%, Floor 0.000%)
2.091%(c)	04/25/40	256	24,622
Series 2011-098, Class ZL
3.500%	10/25/41	2,031	1,892,848
Series 2011-099, Class KS, IO, 1 Month LIBOR + 6.700% (Cap 6.700%, Floor 0.000%)
2.311%(c)	10/25/26	260	4,139
Series 2011-142, Class PE
3.500%	01/25/42	1,822	1,657,348
Series 2012-028, Class B
6.500%	06/25/39	21	21,146
Series 2012-046, Class BA
6.000%	05/25/42	229	237,173
Series 2012-051, Class B
7.000%	05/25/42	92	98,563
Series 2012-074, Class OA, PO
0.296%(s)	03/25/42	42	37,274
Series 2012-074, Class SA, IO, 1 Month LIBOR + 6.650% (Cap 6.650%, Floor 0.000%)
2.261%(c)	03/25/42	276	16,878
Series 2012-075, Class AO, PO
0.296%(s)	03/25/42	64	55,693
Series 2012-075, Class NS, IO, 1 Month LIBOR + 6.600% (Cap 6.600%, Floor 0.000%)
2.211%(c)	07/25/42	27	3,031
Series 2012-120, Class ZB
3.500%	11/25/42	2,126	1,954,905
Series 2012-133, Class CS, IO, 1 Month LIBOR + 6.150% (Cap 6.150%, Floor 0.000%)
1.761%(c)	12/25/42	154	15,529
Series 2012-134, Class MS, IO, 1 Month LIBOR + 6.150% (Cap 6.150%, Floor 0.000%)
1.761%(c)	12/25/42	159	17,627
Series 2013-009, Class BC
6.500%	07/25/42	308	324,334
Series 2013-009, Class CB
5.500%	04/25/42	798	810,132
Series 2013-015, Class ZV
3.000%	03/25/43	1,581	1,403,997
Series 2013-026, Class HI, IO
3.000%	04/25/32	100	3,016
Series 2013-036, Class Z
3.000%	04/25/43	1,779	1,594,923
Series 2013-045, Class LZ
3.000%	05/25/43	1,880	1,668,944
Series 2013-126, Class CS, IO, 1 Month LIBOR + 6.150% (Cap 6.150%, Floor 0.000%)
1.761%(c)	09/25/41	739	40,088
Series 2014-59, Class ZA
3.000%	09/25/44	1,380	1,207,835
Series 2014-70, Class VZ
3.000%	11/25/44	1,935	1,706,332

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-95, Class ZC
3.000%	01/25/45	1,714	$1,483,726
Series 2015-055, Class IO, IO
0.000%(cc)	08/25/55	671	22,743
Series 2015-056, Class AS, IO, 1 Month LIBOR + 6.150% (Cap 6.150%, Floor 0.000%)
1.761%(c)	08/25/45	217	23,770
Series 2015-65, Class CZ
3.500%	09/25/45	258	218,631
Series 2016-03, Class IN, IO
6.000%	02/25/46	2,290	426,192
Series 2016-03, Class MI, IO
5.500%	02/25/46	2,967	500,106
Series 2016-43, Class GZ
3.000%	07/25/46	1,625	1,371,390
Series 2017-22, Class BZ
3.500%	04/25/47	2,221	1,992,207
Series 2020-24, Class SP, IO, 1 Month LIBOR + 6.050% (Cap 6.050%, Floor 0.000%)
1.661%(c)	04/25/50	573	64,494
Series 2020-35, Class AI, IO
3.000%	06/25/50	3,719	616,475
Series 2020-47, Class GZ
2.000%	07/25/50	754	438,185
Series 2020-56, Class AQ
2.000%	08/25/50	800	626,279
Series 2020-64, Class AI, IO
5.000%	09/25/50	2,803	528,778
Series 2020-74, Class HI, IO
5.500%	10/25/50	2,861	591,787
Series 2020-85, Class PI, IO
3.000%	12/25/50	3,743	584,979
Series 2020-96, Class IN, IO
3.000%	01/25/51	1,162	188,148
Series 2020-97, Class EI, IO
2.000%	01/25/51	3,700	454,607
Series 2021-03, Class JI, IO
2.500%	02/25/51	1,592	212,219
Series 2021-03, Class NI, IO
2.500%	02/25/51	4,080	583,533
Series 2021-03, Class TI, IO
2.500%	02/25/51	3,200	519,386
Series 2022-03, Class PI, IO
3.000%	01/25/52	3,439	470,361
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
7.928%(c)	11/25/50	435	415,426
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class B1, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 0.000%)
6.689%(c)	01/25/50	2,143	2,020,729
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)
9.489%(c)	06/25/50	95	98,840

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
10.389%(c)	08/25/50	826	$877,823
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
8.728%(c)	10/25/50	364	372,696
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
6.728%(c)	10/25/50	108	108,419
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
9.639%(c)	09/25/50	173	176,676
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
7.539%(c)	09/25/50	1	981
Series 2021-DNA01, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
5.728%(c)	01/25/51	1,706	1,665,743
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)
7.428%(c)	10/25/33	577	533,673
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)
6.828%(c)	04/25/42	1,650	1,630,419
Series 2022-DNA06, Class M1A, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 0.000%)
6.078%(c)	09/25/42	1,955	1,956,404
Freddie Mac Reference REMIC,
Series R007, Class ZA
6.000%	05/15/36	418	428,216
Freddie Mac REMIC,
Series 2957, Class ZA
5.000%	03/15/35	857	859,019
Series 3242, Class SC, IO, 1 Month LIBOR + 6.290% (Cap 6.290%, Floor 0.000%)
1.972%(c)	11/15/36	181	13,949
Series 3368, Class AI, IO, 1 Month LIBOR + 6.030% (Cap 6.030%, Floor 0.000%)
1.712%(c)	09/15/37	301	21,596
Series 3621, Class SB, IO, 1 Month LIBOR + 6.230% (Cap 6.230%, Floor 0.000%)
1.912%(c)	01/15/40	85	7,708
Series 3639, Class EY
5.000%	02/15/30	277	273,333
Series 3768, Class MB
4.000%	12/15/39	52	51,780
Series 3947, Class SG, IO, 1 Month LIBOR + 5.950% (Cap 5.950%, Floor 0.000%)
1.632%(c)	10/15/41	596	50,023
Series 3967, Class ZP
4.000%	09/15/41	1,247	1,190,112
Series 4054, Class SA, IO, 1 Month LIBOR + 6.050% (Cap 6.050%, Floor 0.000%)
1.732%(c)	08/15/39	277	21,054
Series 4119, Class IN, IO
3.500%	10/15/32	293	29,049

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 4146, Class DI, IO
3.000%	12/15/31	921	$49,903
Series 4194, Class BI, IO
3.500%	04/15/43	306	47,710
Series 4199, Class BZ
3.500%	05/15/43	1,209	1,076,963
Series 4210, Class Z
3.000%	05/15/43	488	386,901
Series 4239, Class IO, IO
3.500%	06/15/27	706	31,081
Series 4357, Class MZ
3.000%	10/15/42	1,738	1,526,772
Series 4358, Class Z
3.000%	06/15/44	3,048	2,611,742
Series 4415, Class IO, IO
0.000%(cc)	04/15/41	475	19,018
Series 4430, Class NZ
3.000%	01/15/45	3,790	3,266,094
Series 4447, Class Z
3.000%	03/15/45	1,970	1,707,182
Series 4493, Class ZG
3.000%	07/15/45	905	781,969
Series 4504, Class DZ
3.500%	08/15/45	2,847	2,588,642
Series 4518, Class CZ
3.500%	10/15/45	418	375,479
Series 4533, Class CI, IO
5.500%	04/15/40	1,494	299,622
Series 4640, Class CZ
3.500%	12/15/46	1,683	1,549,859
Series 4813, Class CJ
3.000%	08/15/48	225	194,646
Series 5010, Class IK, IO
2.500%	09/25/50	592	87,975
Series 5018, Class MI, IO
2.000%	10/25/50	1,183	160,397
Series 5021, Class SB, IO, 30 Day Average SOFR + 3.550% (Cap 3.550%, Floor 0.000%)
0.000%(c)	10/25/50	1,949	66,170
Series 5023, Class IO, IO
2.000%	10/25/50	911	106,154
Series 5040, Class IB, IO
2.500%	11/25/50	407	60,090
Series 5071, Class IH, IO
2.500%	02/25/51	707	90,361
Series 5083, Class AI, IO
2.500%	03/25/51	2,586	382,138
Series 5085, Class NI, IO
2.000%	03/25/51	3,025	347,394
Series 5170, Class DP
2.000%	07/25/50	2,973	2,511,157
Series 5222, Class SA, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	05/25/52	563	9,702
Series 5224, Class HL
4.000%	04/25/52	200	179,704

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 5230, Class PE
2.000%	12/25/51	100	$77,655
Freddie Mac Strips,
Series 283, Class IO, IO
3.500%	10/15/27	222	10,359
Series 375, Class C1, IO
2.500%	01/25/51	3,915	594,803
Series 386, Class C14, IO
2.500%	03/15/52	3,248	479,791
Government National Mortgage Assoc.,
Series 2010-042, Class BS, IO, 1 Month LIBOR + 6.480% (Cap 6.480%, Floor 0.000%)
2.127%(c)	04/20/40	61	6,603
Series 2010-085, Class HS, IO, 1 Month LIBOR + 6.650% (Cap 6.650%, Floor 0.000%)
2.297%(c)	01/20/40	22	249
Series 2010-H26, Class LF, 1 Month LIBOR + 0.350% (Cap 13.898%, Floor 0.350%)
4.148%(c)	08/20/58	158	156,184
Series 2012-034, Class SA, IO, 1 Month LIBOR + 6.050% (Cap 6.050%, Floor 0.000%)
1.697%(c)	03/20/42	586	59,380
Series 2012-043, Class SN, IO, 1 Month LIBOR + 6.600% (Cap 6.600%, Floor 0.000%)
2.274%(c)	04/16/42	290	35,379
Series 2012-098, Class SA, IO, 1 Month LIBOR + 6.100% (Cap 6.100%, Floor 0.000%)
1.774%(c)	08/16/42	246	23,291
Series 2012-124, Class AS, IO, 1 Month LIBOR + 6.200% (Cap 6.200%, Floor 0.000%)
1.874%(c)	10/16/42	395	38,777
Series 2013-069, Class AI, IO
3.500%	05/20/43	307	48,885
Series 2014-005, Class SP, IO, 1 Month LIBOR + 6.150% (Cap 6.150%, Floor 0.000%)
1.824%(c)	06/16/43	232	9,291
Series 2014-12, Class ZB
3.000%	01/16/44	2,164	1,971,140
Series 2014-46, Class IO, IO
5.000%	03/16/44	3,025	464,335
Series 2016-37, Class IO, IO
5.000%	01/16/43	2,909	515,343
Series 2018-037, Class QA
2.750%	03/20/48	228	203,865
Series 2018-H06, Class PF, 1 Month LIBOR + 0.300% (Cap 11.000%, Floor 0.300%)
4.142%(c)	02/20/68	279	275,200
Series 2018-H08, Class KF, 1 Month LIBOR + 0.300% (Cap 11.000%, Floor 0.300%)
4.142%(c)	05/20/68	233	229,933
Series 2020-047, Class NI, IO
3.500%	04/20/50	404	65,911
Series 2020-123, Class IL, IO
2.500%	08/20/50	451	64,509
Series 2020-127, Class IN, IO
2.500%	08/20/50	634	92,455

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-129, Class IE, IO
2.500%	09/20/50	561	$82,664
Series 2020-160, Class IH, IO
2.500%	10/20/50	458	67,289
Series 2020-160, Class VI, IO
2.500%	10/20/50	560	78,355
Series 2020-175, Class GI, IO
2.000%	11/20/50	478	50,373
Series 2021-057, Class BI, IO
3.000%	03/20/51	2,144	312,785
Series 2021-096, Class VI, IO
2.500%	06/20/51	1,465	200,312
Series 2021-115, Class MI, IO
2.500%	05/20/51	1,224	137,170
Series 2021-165, Class ST, IO, 1 Month LIBOR + 3.360% (Cap 0.020%, Floor 0.000%)
0.000%(c)	01/20/50	331	109
Series 2021-176, Class IN, IO
2.500%	10/20/51	1,651	222,529
Series 2021-177, Class SB, IO, 30 Day Average SOFR + 3.200% (Cap 3.200%, Floor 0.000%)
0.000%(c)	10/20/51	1,488	23,542
Series 2021-205, Class DS, IO, 30 Day Average SOFR + 3.200% (Cap 3.200%, Floor 0.000%)
0.000%(c)	11/20/51	2,313	36,648
Series 2021-H03, Class IO, IO
0.789%(cc)	04/20/70	5,142	15,208
Series 2022-046, Class S, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	1,249	21,140
Series 2022-051, Class SC, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	2,709	41,941
Series 2022-063, Class LM
3.500%	10/20/50	100	83,929
Series 2022-066, Class SB, IO, 30 Day Average SOFR + 3.850% (Cap 3.850%, Floor 0.000%)
0.024%(c)	04/20/52	919	17,750
Series 2022-068, Class SP, IO, 30 Day Average SOFR + 3.850% (Cap 3.850%, Floor 0.000%)
0.024%(c)	04/20/52	714	12,929
Series 2022-078, Class MS, IO, 30 Day Average SOFR + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	04/20/52	2,354	34,781
Series 2022-078, Class SB, IO, 30 Day Average SOFR + 3.750% (Cap 3.750%, Floor 0.000%)
0.000%(c)	04/20/52	3,342	60,062
Series 2022-093, Class GS, IO, 30 Day Average SOFR + 3.650% (Cap 3.650%, Floor 0.000%)
0.000%(c)	05/20/52	524	7,735
Series 2022-126, Class CS, IO, 30 Day Average SOFR + 3.760% (Cap 3.760%, Floor 0.000%)
0.000%(c)	07/20/52	3,142	33,706
Series 2022-133, Class SA, IO, 30 Day Average SOFR + 3.950% (Cap 3.950%, Floor 0.000%)
0.124%(c)	07/20/52	2,444	38,903

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-139, Class AL
4.000%	07/20/51	900	$832,289
Series 2022-148, Class DS, IO, 30 Day Average SOFR + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	08/20/52	2,452	31,437
Series 2022-189, Class PT
2.500%	10/20/51	795	666,944
GS Mortgage-Backed Securities Corp. Trust,
Series 2020-PJ04, Class A2, 144A
3.000%(cc)	01/25/51	285	239,410
GS Mortgage-Backed Securities Trust,
Series 2019-SL01, Class A1, 144A
2.625%(cc)	01/25/59	155	154,406
GSMSC Resecuritization Trust,
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
4.529%(c)	10/26/36	210	207,400
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
6.039%(c)	05/25/29	114	112,462
Series 2020-01, Class M1C, 144A, 1 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)
8.539%(c)	10/25/30	224	224,036
Imperial Fund Mortgage Trust,
Series 2022-NQM02, Class A1, 144A
3.638%	03/25/67	4,940	4,485,046
JPMorgan Mortgage Trust,
Series 2018-05, Class A1, 144A
3.500%(cc)	10/25/48	1,178	1,032,238
Series 2020-07, Class A3, 144A
3.000%(cc)	01/25/51	216	177,998
Legacy Mortgage Asset Trust,
Series 2019-PR01, Class A1, 144A
6.858%(cc)	09/25/59	2,334	2,332,333
Series 2020-GS05, Class A1, 144A
3.250%	06/25/60	2,219	2,183,032
Series 2020-SL01, Class A, 144A
2.734%	01/25/60	292	284,770
Mill City Mortgage Loan Trust,
Series 2019-GS01, Class M2, 144A
3.250%(cc)	07/25/59	4,425	3,561,735
New Residential Mortgage Loan Trust,
Series 2016-03A, Class A1B, 144A
3.250%(cc)	09/25/56	149	135,863
Series 2017-01A, Class A1, 144A
4.000%(cc)	02/25/57	4,428	4,161,356
Series 2017-04A, Class A1, 144A
4.000%(cc)	05/25/57	2,192	2,037,056
Series 2018-RPL01, Class M2, 144A
3.500%(cc)	12/25/57	2,303	1,845,274
Series 2019-02A, Class A1, 144A
4.250%(cc)	12/25/57	153	144,728
Series 2019-03A, Class A1A, 144A
3.750%(cc)	11/25/58	2,197	2,031,518
Series 2019-06A, Class B1, 144A
4.000%(cc)	09/25/59	1,931	1,722,032

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-06A, Class B2, 144A
4.250%(cc)	09/25/59		1,931	$1,717,438
Series 2020-01A, Class A1B, 144A
3.500%(cc)	10/25/59		703	647,209
Nomura Asset Acceptance Corp. Alternative Loan Trust,
Series 2005-AR01, Class M1, 1 Month LIBOR + 1.070% (Cap 11.000%, Floor 1.070%)
5.459%(c)	02/25/35		894	872,305
Oaktown Re II Ltd.,
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
5.939%(c)	07/25/28		94	93,905
Oaktown Re V Ltd.,
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A,
Floor 3.600%)
7.989%(c)	10/25/30		29	28,646
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
5.039%(c)	06/25/57		122	114,577
Series 2018-EXP01, Class 1A3, 144A
4.000%(cc)	04/25/48		176	160,361
PMT Credit Risk Transfer Trust,
Series 2019-02R, Class A, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
7.137%(c)	05/27/23		2,320	2,220,616
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)
7.287%(c)	02/27/24		3,108	2,968,496
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
7.239%(c)	02/25/23		308	301,021
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
7.039%(c)	08/25/25		378	371,013
PRPM LLC,
Series 2020-04, Class A1, 144A
2.951%(cc)	10/25/25		733	707,086
Radnor Re Ltd.,
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)
7.089%(c)	03/25/28		249	248,730
Retiro Mortgage Securities DAC (Spain),
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)
3.578%(c)	07/30/75	EUR	633	671,429
SACO I Trust,
Series 2007-VA01, Class A, 144A
4.380%(cc)	06/25/21		18	14,866
Seasoned Credit Risk Transfer Trust,
Series 2017-03, Class M2, 144A
4.750%(cc)	07/25/56		4,485	4,003,507
Series 2021-01, Class M, 144A
4.250%	09/25/60		1,433	1,227,523

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust,
Series 2017-CH01, Class A1, 144A
4.000%(cc)	08/25/47	32	$29,552
Series 2018-CH01, Class A1, 144A
4.000%(cc)	03/25/48	106	98,031
Series 2018-CH03, Class A2, 144A
4.000%(cc)	08/25/48	58	56,339
Starwood Mortgage Residential Trust,
Series 2020-INV01, Class A1, 144A
1.027%(cc)	11/25/55	194	179,277
Towd Point Mortgage Trust,
Series 2015-04, Class M2, 144A
3.750%(cc)	04/25/55	1,145	1,109,945
Series 2016-02, Class M2, 144A
3.000%(cc)	08/25/55	1,080	985,048
Series 2017-06, Class A1, 144A
2.750%(cc)	10/25/57	4,249	4,052,198
Series 2018-03, Class A1, 144A
3.750%(cc)	05/25/58	1,002	947,488
Series 2019-01, Class A1, 144A
3.722%(cc)	03/25/58	4,640	4,365,391
Series 2019-04, Class B1B, 144A
3.500%(cc)	10/25/59	3,631	2,463,343
Series 2019-HY03, Class A1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.389%(c)	10/25/59	184	181,584
Series 2022-04, Class A1, 144A
3.750%	09/25/62	6,107	5,711,247
Verus Securitization Trust,
Series 2020-01, Class A1, 144A
2.417%	01/25/60	995	936,513
Series 2021-05, Class A1, 144A
1.013%(cc)	09/25/66	4,673	3,730,614
Series 2021-07, Class A1, 144A
1.829%(cc)	10/25/66	2,978	2,499,031
Wells Fargo Mortgage Backed Securities Trust,
Series 2020-RR01, Class A1, 144A
3.000%(cc)	05/25/50	119	99,478

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $186,148,641)			170,877,714

SOVEREIGN BONDS — 2.5%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.500%(cc)	07/09/30	942	254,922
1.000%	07/09/29	151	40,099
1.500%(cc)	07/09/35	1,363	343,577
3.500%(cc)	07/09/41	638	180,508
Bahamas Government International Bond (Bahamas),
Sr. Unsec’d. Notes, 144A
6.950%	11/20/29	441	331,108
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes
2.375%	08/20/30	3,520	2,956,360
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30	427	358,627

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
3.717%	01/25/27		865	$828,400
5.000%	07/15/32		200	198,412
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		579	560,291
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.750%	01/14/50		2,245	1,559,994
5.000%	01/27/45		1,563	1,156,425
5.625%	02/21/47		809	639,767
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes
1.375%	09/23/50	EUR	186	111,909
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.500%	01/31/34		920	786,697
China Government Bond (China),
Sr. Unsec’d. Notes
3.310%	11/30/25	CNH	7,000	1,027,106
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.250%	04/22/32		650	471,575
4.125%	02/22/42		662	413,088
5.625%	02/26/44		551	403,883
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.950%	01/25/27		328	320,066
6.000%	07/19/28		396	379,615
Finance Department Government of Sharjah (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.625%	03/10/33		3,205	2,647,731
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes, 144A
5.250%	06/16/29		2,420	2,300,966
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27	EUR	398	373,796
1.450%	09/18/26	EUR	286	278,366
3.375%	07/30/25	EUR	353	374,161
4.350%	01/11/48		418	359,526
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	1,052	1,089,726
Indonesia Treasury Bond (Indonesia),
Bonds, Series 087
6.500%	02/15/31	IDR	216,922,000	13,565,028
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes
2.750%	07/03/30		410	371,306
Mexican Bonos (Mexico), Bonds, Series M
8.000%	11/07/47	MXN	327,730	15,005,086
Sr. Unsec’d. Notes, Series M
7.750%	11/13/42	MXN	160,634	7,201,343
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.500%	02/12/34		340	272,850
4.280%	08/14/41		2,725	2,094,503
4.600%	02/10/48		1,106	854,247

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
4.875%	05/19/33		1,940	$1,786,740
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/2110		320	269,160
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		6,416	5,170,093
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes, 144A
7.143%	02/23/30		264	201,630
Sr. Unsec’d. Notes, 144A, MTN
6.500%	11/28/27(a)		230	184,863
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.870%	07/23/60		4,190	2,699,407
4.500%	04/16/50		3,860	2,911,405
4.500%	04/01/56		1,796	1,317,029
6.700%	01/26/36(a)		328	343,129
Sr. Unsub. Notes
2.252%	09/29/32		1,206	893,043
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes, 144A
3.849%	06/28/33		640	560,320
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31		499	412,548
4.125%	08/25/27		416	398,658
5.625%	11/18/50		405	400,899
Province of Quebec (Canada),
Unsec’d. Notes, Series A, MTN
7.140%(cc)	02/27/26		330	351,546
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.817%	03/14/49		219	211,855
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	1,218	1,474,636
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		3,507	3,345,083
Republic of Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
6.875%	06/24/24		220	203,225
Sr. Unsec’d. Notes, 144A
6.300%	01/23/34(a)		912	704,520
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes
3.000%	02/14/31		4,590	3,596,839
Sr. Unsec’d. Notes, 144A
3.000%	02/14/31		224	175,532
Sr. Unsec’d. Notes, 144A, MTN
2.375%	04/19/27	EUR	295	281,698
Sr. Unsec’d. Notes, EMTN
3.875%	10/29/35	EUR	67	52,750
Unsec’d. Notes, 144A
3.000%	02/27/27		2,906	2,565,998
Russian Federal Bond - OFZ (Russia),
Bonds, Series 6207
8.150%	02/03/27(d)	RUB	223,044	816,568
Bonds, Series 6219
7.750%	09/16/26(d)	RUB	38,784	141,989

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Bonds, Series 6224
6.900%	05/23/29(d)	RUB	59,290	$217,062
Bonds, Series 6225
7.250%	05/10/34(d)	RUB	21,276	77,892
Bonds, Series 6230
7.700%	03/16/39(d)	RUB	511,730	1,873,452
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	622	474,938
3.125%	05/15/27	EUR	1,386	1,272,503
State of Israel (Israel), Sr. Unsec’d. Notes
3.375%	01/15/50		240	182,670
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55(a)		534	513,975
5.100%	06/18/50		483	475,671

TOTAL SOVEREIGN BONDS (cost $124,463,918)				96,670,390

U.S. GOVERNMENT AGENCY OBLIGATIONS — 32.9%
Federal Home Loan Mortgage Corp.
1.500%	10/01/41		511	413,305
1.500%	11/01/41		148	120,920
2.000%	08/01/40		2,247	1,913,208
2.000%	12/01/40		338	287,642
2.000%	05/01/41		2,005	1,707,394
2.000%	09/01/41		1,426	1,202,063
2.000%	12/01/41		462	389,235
2.000%	12/01/41		2,311	1,947,746
2.000%	01/01/42		188	159,983
2.000%	02/01/42		376	317,299
2.000%	10/01/50		979	803,305
2.000%	10/01/50		1,960	1,602,364
2.000%	11/01/50		1,090	897,479
2.000%	12/01/50		903	739,501
2.000%	12/01/50		1,251	1,022,429
2.000%	12/01/50		3,587	2,931,789
2.000%	01/01/51		81	66,118
2.000%	01/01/51		3,752	3,065,115
2.000%	02/01/51		108	89,255
2.000%	02/01/51		133	110,513
2.000%	02/01/51		746	610,130
2.000%	03/01/51		44	36,141
2.000%	03/01/51		61	50,623
2.000%	03/01/51		137	113,415
2.000%	03/01/51		267	219,046
2.000%	03/01/51		290	239,402
2.000%	03/01/51		304	250,071
2.000%	03/01/51		317	260,462
2.000%	03/01/51		344	282,893
2.000%	03/01/51		1,796	1,467,444
2.000%	03/01/51		4,258	3,477,704
2.000%	04/01/51		146	120,990
2.000%	04/01/51		261	215,500
2.000%	04/01/51		335	277,797
2.000%	04/01/51		1,450	1,184,285
2.000%	04/01/51		3,324	2,712,282

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	05/01/51	1,819	$1,484,729
2.000%	05/01/51	1,830	1,506,879
2.000%	08/01/51	650	530,309
2.000%	09/01/51	182	149,305
2.000%	09/01/51	186	152,967
2.000%	10/01/51	277	226,009
2.000%	10/01/51	2,083	1,697,924
2.000%	11/01/51	379	308,985
2.000%	11/01/51	457	375,874
2.000%	11/01/51	664	544,004
2.000%	11/01/51	1,695	1,380,971
2.000%	02/01/52	92	75,893
2.000%	04/01/52	3,139	2,575,242
2.500%	11/01/27	749	717,566
2.500%	02/01/30	89	83,018
2.500%	04/01/30	86	80,620
2.500%	05/01/30	154	144,914
2.500%	07/01/30	11	10,224
2.500%	07/01/30	13	12,636
2.500%	07/01/30	43	40,702
2.500%	07/01/30	47	44,246
2.500%	08/01/30	137	129,062
2.500%	08/01/30	163	153,407
2.500%	09/01/30	130	121,981
2.500%	09/01/30	392	368,005
2.500%	04/01/31	335	314,122
2.500%	04/01/41	179	157,715
2.500%	06/01/50	1,176	1,003,033
2.500%	07/01/50	4,385	3,750,106
2.500%	09/01/50	7,497	6,378,808
2.500%	11/01/50	178	152,739
2.500%	11/01/50	274	236,236
2.500%	12/01/50	154	132,834
2.500%	01/01/51	56	48,242
2.500%	01/01/51	161	137,234
2.500%	03/01/51	307	265,456
2.500%	03/01/51	6,135	5,224,811
2.500%	04/01/51	14,015	11,903,994
2.500%	05/01/51	170	146,502
2.500%	05/01/51	534	453,518
2.500%	05/01/51	710	605,220
2.500%	05/01/51	785	673,057
2.500%	07/01/51	97	80,732
2.500%	07/01/51	361	310,163
2.500%	07/01/51	612	519,559
2.500%	08/01/51	87	75,111
2.500%	08/01/51	271	231,848
2.500%	08/01/51	362	311,272
2.500%	08/01/51	368	314,598
2.500%	08/01/51	618	525,064
2.500%	08/01/51	1,263	1,084,764
2.500%	09/01/51	523	450,061
2.500%	09/01/51	934	792,791
2.500%	10/01/51	489	419,199
2.500%	10/01/51	1,095	929,441
2.500%	11/01/51	368	313,630
2.500%	11/01/51	1,541	1,325,457
2.500%	12/01/51	966	817,517

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	01/01/52	89	$75,898
2.500%	01/01/52	376	321,580
2.500%	01/01/52	453	388,492
2.500%	02/01/52	95	81,221
2.500%	02/01/52	659	563,357
2.500%	03/01/52	189	161,636
2.500%	04/01/52	792	675,451
2.500%	04/01/52	801	679,642
2.500%	04/01/52	6,000	5,082,915
2.500%	05/01/52	5,898	4,995,130
3.000%	01/01/30	58	55,523
3.000%	01/01/30	71	67,687
3.000%	02/01/30	353	339,468
3.000%	06/01/30	227	217,730
3.000%	07/01/30	33	32,069
3.000%	07/01/30	192	183,163
3.000%	08/01/30	31	29,929
3.000%	08/01/30	51	48,955
3.000%	09/01/32	30	28,552
3.000%	10/01/32	5	5,086
3.000%	10/01/32	18	17,474
3.000%	11/01/32	7	6,913
3.000%	12/01/32	5	5,033
3.000%	09/01/37	42	39,211
3.000%	06/01/38	683	633,638
3.000%	09/01/46	814	729,626
3.000%	12/01/46	24	21,083
3.000%	12/01/46	73	65,935
3.000%	12/01/46	116	103,634
3.000%	12/01/46	215	192,674
3.000%	01/01/47	559	501,324
3.000%	01/01/47	826	739,233
3.000%	02/01/47	1,639	1,469,869
3.000%	11/01/49	298	265,304
3.000%	03/01/50	75	66,745
3.000%	07/01/50	753	664,023
3.000%	08/01/50	453	401,474
3.000%	08/01/50	1,369	1,219,263
3.000%	08/01/50	1,777	1,592,390
3.000%	02/01/51	88	77,657
3.000%	06/01/51	1,711	1,506,627
3.000%	09/01/51	2,015	1,781,952
3.000%	10/01/51	378	335,078
3.000%	10/01/51	2,588	2,288,056
3.000%	01/01/52	989	876,420
3.000%	02/01/52	1,010	892,364
3.000%	03/01/52	963	845,750
3.000%	03/01/52	2,500	2,194,955
3.000%	05/01/52	1,487	1,308,053
3.000%	06/01/52	495	434,670
3.000%	06/01/52	4,859	4,266,193
3.500%	02/01/31	50	48,570
3.500%	04/01/31	21	19,914
3.500%	04/01/31	317	309,453
3.500%	04/01/32	812	793,530
3.500%	01/01/34	297	284,464
3.500%	05/01/35	1,105	1,069,835
3.500%	01/01/38	93	88,478

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	04/01/42	102	$95,456
3.500%	05/01/42	12	11,561
3.500%	08/01/42	53	49,351
3.500%	08/01/42	94	88,306
3.500%	08/01/42	279	260,891
3.500%	09/01/42	77	71,763
3.500%	10/01/42	21	19,163
3.500%	11/01/42	18	16,403
3.500%	02/01/43	1,035	970,084
3.500%	06/01/43	76	70,827
3.500%	06/01/44	69	65,069
3.500%	01/01/45	7,151	6,677,255
3.500%	09/01/45	40	37,794
3.500%	11/01/45	174	162,358
3.500%	03/01/46	1,100	1,029,156
3.500%	06/01/46	25	22,857
3.500%	09/01/46	86	79,479
3.500%	03/01/47	325	304,117
3.500%	05/01/47	160	147,896
3.500%	10/01/47	287	269,688
3.500%	11/01/47	184	171,025
3.500%	12/01/47	366	343,998
3.500%	01/01/48	62	57,913
3.500%	01/01/48	81	75,310
3.500%	01/01/48	239	219,974
3.500%	02/01/48	421	390,120
3.500%	03/01/48	379	351,725
3.500%	01/01/50	441	406,962
3.500%	05/01/50	717	655,555
3.500%	02/01/52	143	129,937
3.500%	03/01/52	171	155,140
3.500%	03/01/52	1,000	909,758
3.500%	04/01/52	82	74,689
3.500%	05/01/52	95	86,936
3.500%	05/01/52	2,505	2,278,557
3.500%	06/01/52	1,494	1,357,971
4.000%	02/01/34	258	253,133
4.000%	02/01/34	305	299,304
4.000%	03/01/34	278	272,607
4.000%	11/01/36	7	6,430
4.000%	06/01/37	86	82,921
4.000%	08/01/40	48	46,258
4.000%	09/01/40	99	95,123
4.000%	09/01/40	286	274,616
4.000%	09/01/40	386	370,998
4.000%	11/01/40	291	279,987
4.000%	12/01/40	214	205,719
4.000%	04/01/41	3	3,215
4.000%	03/01/42	322	309,829
4.000%	10/01/42	620	595,099
4.000%	12/01/42	17	16,142
4.000%	04/01/43	320	305,875
4.000%	05/01/43	50	48,553
4.000%	06/01/43	32	30,637
4.000%	06/01/43	32	31,128
4.000%	06/01/43	34	33,167
4.000%	06/01/43	37	35,475
4.000%	07/01/43	145	140,119

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	07/01/43	168	$164,109
4.000%	08/01/43	156	150,367
4.000%	03/01/44	267	256,028
4.000%	04/01/44	104	99,854
4.000%	07/01/44	39	37,406
4.000%	07/01/44	78	74,624
4.000%	01/01/45	129	124,006
4.000%	01/01/45	3,005	2,886,357
4.000%	02/01/45	14	13,496
4.000%	02/01/45	30	29,666
4.000%	09/01/45	218	212,700
4.000%	09/01/45	2,954	2,885,348
4.000%	12/01/45	49	47,574
4.000%	12/01/45	59	57,436
4.000%	07/01/47	582	557,888
4.000%	04/01/48	1,299	1,263,433
4.000%	06/01/48	242	231,586
4.000%	07/01/48	412	393,155
4.000%	11/01/48	64	60,891
4.000%	04/01/49	1,260	1,203,272
4.000%	05/01/49	58	55,408
4.000%	07/01/49	1,567	1,495,942
4.000%	06/01/50	1,487	1,412,469
4.500%	09/01/23	8	7,637
4.500%	08/01/24	6	5,694
4.500%	08/01/39	106	104,643
4.500%	12/01/39	44	43,455
4.500%	07/01/40	16	15,461
4.500%	12/01/40	126	125,481
4.500%	05/01/41	89	87,667
4.500%	05/01/41	98	96,893
4.500%	07/01/41	227	224,925
4.500%	03/01/42	214	212,112
4.500%	05/01/42	182	181,114
4.500%	11/01/43	134	131,495
4.500%	12/01/43	228	225,964
4.500%	12/01/43	432	424,341
4.500%	03/01/44	356	349,435
4.500%	04/01/44	23	22,261
4.500%	04/01/44	24	23,216
4.500%	04/01/44	50	48,670
4.500%	04/01/44	102	99,122
4.500%	04/01/44	132	129,700
4.500%	04/01/44	182	177,840
4.500%	04/01/44	271	268,035
4.500%	04/01/44	353	348,492
4.500%	04/01/44	1,035	1,022,793
4.500%	06/01/44	162	159,340
4.500%	04/01/47	527	522,152
4.500%	05/01/47	191	187,875
4.500%	07/01/47	203	200,047
4.500%	07/01/47	739	727,335
4.500%	08/01/47	51	49,482
4.500%	10/01/47	111	108,528
4.500%	12/01/47	109	107,027
4.500%	02/01/48	77	75,745
4.500%	06/01/48	70	68,925
4.500%	07/01/48	676	665,021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	08/01/48	545		$538,025
4.500%	08/01/48	952		935,942
4.500%	08/01/48	975		964,389
4.500%	09/01/48	25		24,570
4.500%	09/01/48	616		604,748
4.500%	03/01/49	1,708		1,697,150
4.500%	04/01/49	303		297,077
4.500%	07/01/52	1,995		1,920,555
4.500%	11/01/52	6,588		6,341,449
5.000%	07/01/25	19		18,561
5.000%	06/01/26	25		25,022
5.000%	05/01/36	13		13,756
5.000%	03/01/38	99		101,032
5.000%	06/01/41	41		40,972
5.000%	11/01/41	631		639,690
5.000%	09/01/48	152		151,922
5.000%	10/01/48	84		83,656
5.000%	12/01/48	862		863,588
5.000%	10/01/49	5,264		5,280,407
5.000%	03/01/50	3,261		3,257,309
5.000%	07/01/50	182		181,117
5.000%	06/01/52	77		76,224
5.000%	07/01/52	1,171		1,157,597
5.500%	02/01/35	24		25,196
5.500%	10/01/36	8		8,575
5.500%	12/01/36	3		3,402
5.500%	12/01/36	5		5,226
5.500%	12/01/36	11		11,206
5.500%	03/01/37	3		3,464
5.500%	04/01/37	5		5,189
5.500%	01/01/38	1		715
5.500%	01/01/38	4		4,625
5.500%	02/01/38	1		747
5.500%	02/01/38	601		623,459
5.500%	04/01/38	379		393,028
5.500%	07/01/38	148		153,824
5.500%	08/01/38	93		96,034
5.500%	08/01/38	147		152,900
5.500%	12/01/38	76		78,309
5.500%	12/01/38	173		179,637
5.500%	01/01/39	181		188,001
5.500%	11/01/52	2,125		2,131,543
6.000%	01/01/27	52		53,093
6.000%	12/01/28	1		776
6.000%	01/01/32	—(r	)	448
6.000%	11/01/32	1		1,292
6.000%	03/01/33	3		3,239
6.000%	11/01/33	2		1,652
6.000%	02/01/34	84		87,194
6.000%	12/01/34	2		2,006
6.000%	01/01/36	15		15,238
6.000%	03/01/36	1		733
6.000%	04/01/36	12		12,638
6.000%	08/01/36	7		7,484
6.000%	11/01/36	7		6,936
6.000%	12/01/36	307		319,465
6.000%	04/01/37	—(r	)	493
6.000%	05/01/37	5		5,247

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	07/01/37	1		$839
6.000%	08/01/37	15		15,518
6.000%	09/01/37	1		827
6.000%	09/01/37	3		3,113
6.000%	10/01/37	—(r	)	437
6.000%	10/01/37	3		2,833
6.000%	10/01/37	6		5,971
6.000%	10/01/37	13		13,461
6.000%	11/01/37	95		98,738
6.000%	11/01/37	815		848,832
6.000%	12/01/37	1		1,332
6.000%	01/01/38	3		2,749
6.000%	01/01/38	5		4,627
6.000%	01/01/38	7		7,206
6.000%	01/01/38	7		7,271
6.000%	01/01/38	9		8,837
6.000%	01/01/38	14		14,886
6.000%	04/01/38	2		2,396
6.000%	04/01/38	14		14,813
6.000%	06/01/38	1		550
6.000%	07/01/38	22		23,182
6.000%	08/01/38	2		2,397
6.000%	08/01/38	3		2,959
6.000%	08/01/38	132		136,179
6.000%	09/01/38	1		558
6.000%	09/01/38	5		5,428
6.000%	10/01/38	6		6,211
6.000%	11/01/38	2		1,844
6.000%	01/01/39	277		287,316
6.000%	10/01/39	7		6,805
6.000%	03/01/40	8		8,217
6.000%	04/01/40	91		93,221
6.000%	05/01/40	1		819
6.500%	09/01/39	62		64,181
6.500%	09/01/39	178		186,263
6.750%	03/15/31	830		976,598
7.000%	03/01/39	59		63,505
Federal Home Loan Mortgage Corp., MTN
3.163%(s)	12/14/29	420		308,749
Federal National Mortgage Assoc.
1.500%	TBA	12,225		9,409,708
1.500%	12/01/35	42		36,413
1.500%	02/01/42	480		388,088
1.500%	11/01/50	2,917		2,253,395
1.500%	01/01/51	293		226,435
1.500%	01/01/51	4,318		3,339,623
1.500%	02/01/51	5,231		4,041,652
1.500%	03/01/51	1,227		947,544
2.000%	TBA	200		162,864
2.000%	TBA	1,625		1,444,998
2.000%	TBA	41,830		34,027,043
2.000%	10/01/31	51		46,807
2.000%	11/01/31	16		14,491
2.000%	11/01/31	87		78,730
2.000%	11/01/31	206		187,376
2.000%	11/01/31	243		221,233
2.000%	12/01/31	72		65,080
2.000%	03/01/32	370		336,690

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	12/01/40	404	$343,734
2.000%	12/01/40	4,889	4,163,699
2.000%	01/01/41	3,238	2,731,389
2.000%	05/01/41	437	371,778
2.000%	06/01/41	518	441,011
2.000%	07/01/41	1,004	846,580
2.000%	08/01/41	1,082	912,088
2.000%	09/01/41	187	159,584
2.000%	10/01/41	1,072	903,752
2.000%	02/01/42	188	158,215
2.000%	08/01/50	162	133,963
2.000%	09/01/50	159	130,791
2.000%	09/01/50	237	194,157
2.000%	09/01/50	1,052	863,333
2.000%	11/01/50	198	161,548
2.000%	11/01/50	745	609,315
2.000%	11/01/50	2,212	1,809,013
2.000%	11/01/50	10,066	8,231,373
2.000%	12/01/50	1,049	857,216
2.000%	12/01/50	1,092	897,011
2.000%	12/01/50	2,083	1,701,615
2.000%	12/01/50	2,448	2,001,444
2.000%	12/01/50	4,488	3,670,956
2.000%	01/01/51	65	53,190
2.000%	01/01/51	81	66,096
2.000%	01/01/51	326	266,651
2.000%	01/01/51	1,005	825,516
2.000%	01/01/51	3,305	2,701,752
2.000%	01/01/51	3,573	2,919,221
2.000%	02/01/51	61	49,532
2.000%	02/01/51	129	107,131
2.000%	02/01/51	135	111,083
2.000%	02/01/51	141	115,611
2.000%	02/01/51	146	120,316
2.000%	02/01/51	195	159,712
2.000%	02/01/51	213	175,129
2.000%	02/01/51	226	187,177
2.000%	02/01/51	289	237,498
2.000%	02/01/51	494	405,961
2.000%	02/01/51	797	650,301
2.000%	02/01/51	829	684,579
2.000%	02/01/51	1,557	1,271,485
2.000%	03/01/51	47	38,810
2.000%	03/01/51	85	69,894
2.000%	03/01/51	95	78,500
2.000%	03/01/51	179	146,678
2.000%	03/01/51	191	157,271
2.000%	03/01/51	191	157,825
2.000%	03/01/51	215	175,984
2.000%	03/01/51	262	215,176
2.000%	03/01/51	269	222,006
2.000%	03/01/51	1,503	1,227,093
2.000%	03/01/51	2,069	1,689,190
2.000%	03/01/51	2,955	2,413,488
2.000%	04/01/51	138	114,263
2.000%	04/01/51	140	115,979
2.000%	04/01/51	142	117,567
2.000%	04/01/51	226	184,550

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	04/01/51	259	$213,552
2.000%	04/01/51	300	247,357
2.000%	04/01/51	3,207	2,618,050
2.000%	05/01/51	1,896	1,546,867
2.000%	05/01/51	30,455	24,861,544
2.000%	07/01/51	504	411,383
2.000%	09/01/51	4,578	3,733,387
2.000%	11/01/51	279	227,283
2.000%	11/01/51	280	228,196
2.000%	02/01/52	287	234,555
2.000%	02/01/52	287	235,824
2.000%	02/01/52	381	312,405
2.000%	02/01/52	403	328,692
2.000%	02/01/52	567	465,754
2.000%	02/01/52	675	550,495
2.000%	02/01/52	1,519	1,237,698
2.000%	03/01/52	1,149	947,681
2.000%	04/01/52	5,825	4,746,006
2.149%(cc)	02/01/32	697	580,152
2.250%	04/01/33	875	721,214
2.500%	TBA	900	762,531
2.500%	TBA	80,365	68,030,123
2.500%	09/01/27	12	11,462
2.500%	09/01/27	17	15,799
2.500%	02/01/28	5	4,996
2.500%	04/01/28	11	10,521
2.500%	08/01/28	31	28,897
2.500%	02/01/30	11	10,206
2.500%	03/01/30	29	27,121
2.500%	04/01/30	56	52,494
2.500%	05/01/30	102	95,503
2.500%	07/01/30	17	15,707
2.500%	07/01/30	62	58,270
2.500%	07/01/30	80	74,754
2.500%	08/01/30	33	31,480
2.500%	08/01/30	77	72,242
2.500%	08/01/30	99	92,771
2.500%	08/01/30	159	149,143
2.500%	09/01/30	98	91,674
2.500%	09/01/30	129	120,915
2.500%	11/01/30	10	9,145
2.500%	11/01/30	99	93,070
2.500%	11/01/30	105	98,563
2.500%	11/01/30	113	106,078
2.500%	11/01/30	129	120,866
2.500%	03/01/31	18	17,616
2.500%	06/01/31	160	149,174
2.500%	07/01/31	84	78,715
2.500%	08/01/31	14	12,692
2.500%	10/01/31	123	115,229
2.500%	10/01/31	196	183,717
2.500%	10/01/31	264	247,241
2.500%	10/01/31	326	304,424
2.500%	11/01/31	15	13,972
2.500%	11/01/31	17	15,770
2.500%	11/01/31	34	31,965
2.500%	11/01/31	50	47,178
2.500%	11/01/31	72	66,928

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	11/01/31	106	$99,392
2.500%	11/01/31	182	170,608
2.500%	11/01/31	241	225,553
2.500%	11/01/31	2,704	2,522,963
2.500%	02/01/32	26	24,178
2.500%	03/01/32	80	75,262
2.500%	03/01/32	174	162,979
2.500%	03/01/32	195	182,043
2.500%	04/01/32	12	11,122
2.500%	08/01/32	481	450,059
2.500%	02/01/33	855	801,462
2.500%	12/01/35	784	719,561
2.500%	12/01/35	888	814,891
2.500%	03/01/38	145	130,322
2.500%	06/01/40	3,171	2,789,167
2.500%	03/01/41	237	208,867
2.500%	04/01/41	283	248,596
2.500%	04/01/41	355	314,937
2.500%	04/01/41	845	743,156
2.500%	11/01/41	182	159,494
2.500%	06/01/50	1,114	951,173
2.500%	07/01/50	393	336,040
2.500%	09/01/50	175	149,603
2.500%	10/01/50	149	127,214
2.500%	10/01/50	187	155,784
2.500%	10/01/50	1,166	992,332
2.500%	10/01/50	2,793	2,400,707
2.500%	11/01/50	320	274,580
2.500%	11/01/50	1,816	1,542,968
2.500%	01/01/51	535	458,180
2.500%	02/01/51	119	102,323
2.500%	02/01/51	12,481	10,620,377
2.500%	03/01/51	493	424,573
2.500%	03/01/51	2,058	1,744,185
2.500%	04/01/51	87	74,706
2.500%	04/01/51	302	260,876
2.500%	04/01/51(k)	20,261	17,211,811
2.500%	05/01/51	193	161,071
2.500%	05/01/51	714	605,960
2.500%	05/01/51	1,690	1,436,458
2.500%	05/01/51	1,915	1,626,475
2.500%	05/01/51	2,726	2,332,761
2.500%	05/01/51	3,708	3,156,029
2.500%	05/01/51	4,679	3,998,604
2.500%	05/01/51	7,244	6,153,436
2.500%	06/01/51	171	147,615
2.500%	06/01/51	250	214,302
2.500%	06/01/51	749	644,152
2.500%	06/01/51	3,828	3,243,018
2.500%	07/01/51	442	378,560
2.500%	07/01/51	529	454,201
2.500%	07/01/51	711	613,389
2.500%	08/01/51	268	229,936
2.500%	08/01/51	276	236,832
2.500%	08/01/51	539	462,632
2.500%	08/01/51	3,790	3,233,465
2.500%	09/01/51	93	79,437
2.500%	09/01/51	175	151,327

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	09/01/51	256	$221,504
2.500%	09/01/51	363	309,265
2.500%	09/01/51	976	829,106
2.500%	10/01/51	270	231,353
2.500%	10/01/51	933	792,121
2.500%	10/01/51	1,141	977,189
2.500%	10/01/51	3,778	3,204,343
2.500%	11/01/51	175	150,046
2.500%	11/01/51	270	232,099
2.500%	11/01/51	1,090	930,673
2.500%	12/01/51	623	533,670
2.500%	12/01/51	1,495	1,268,152
2.500%	01/01/52	96	79,666
2.500%	01/01/52	188	161,897
2.500%	01/01/52	279	238,439
2.500%	01/01/52	371	317,244
2.500%	01/01/52	936	800,618
2.500%	01/01/52	1,736	1,482,363
2.500%	02/01/52	283	241,728
2.500%	02/01/52	285	243,288
2.500%	02/01/52	287	245,513
2.500%	02/01/52	852	726,559
2.500%	03/01/52	681	581,615
2.500%	03/01/52	1,120	951,488
2.500%	03/01/52	1,985	1,690,227
2.500%	04/01/52	94	79,768
2.500%	04/01/52	611	518,771
2.500%	05/01/52	1,469	1,245,790
2.500%	05/01/52	1,618	1,379,327
2.500%	08/01/52	5,410	4,588,095
2.500%	01/01/57	2,259	1,913,077
2.500%	07/01/61	1,186	981,406
2.500%	09/01/61	283	234,193
2.930%	06/01/30	248	224,297
3.000%	TBA	2,800	2,458,384
3.000%	TBA(tt)	16,600	14,564,330
3.000%	07/01/27	6	5,456
3.000%	04/01/28	36	34,356
3.000%	05/01/28	42	40,421
3.000%	10/01/28	6	5,478
3.000%	10/01/28	64	61,193
3.000%	11/01/28	7	6,739
3.000%	10/01/29	96	91,868
3.000%	02/01/30	317	304,634
3.000%	03/01/30	154	147,662
3.000%	04/01/30	125	120,048
3.000%	04/01/30	1,502	1,437,346
3.000%	05/01/30	82	78,968
3.000%	05/01/30	131	125,769
3.000%	07/01/30	24	22,926
3.000%	07/01/30	34	32,493
3.000%	07/01/30	103	98,119
3.000%	08/01/30	13	12,502
3.000%	08/01/30	32	31,081
3.000%	08/01/30	33	31,167
3.000%	08/01/30	123	118,052
3.000%	08/01/30	136	129,718
3.000%	08/01/30	150	143,073

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	08/01/30	183	$175,322
3.000%	08/01/30	363	346,842
3.000%	08/01/30	660	631,011
3.000%	09/01/30	19	18,047
3.000%	09/01/30	70	66,446
3.000%	09/01/30	112	106,889
3.000%	09/01/30	556	531,435
3.000%	11/01/30	5	5,171
3.000%	12/01/30	10	9,287
3.000%	04/01/31	8	7,773
3.000%	09/01/31	105	100,366
3.000%	12/01/31	37	35,454
3.000%	02/01/32	104	99,675
3.000%	09/01/32	41	39,468
3.000%	11/01/32	238	226,726
3.000%	01/01/33	53	50,428
3.000%	01/01/33	321	300,978
3.000%	01/01/33	448	428,969
3.000%	11/01/33	360	338,569
3.000%	07/01/35	68	62,773
3.000%	08/01/35	68	63,745
3.000%	08/01/35	70	65,348
3.000%	12/01/35	19	17,842
3.000%	02/01/36	529	490,901
3.000%	04/01/36	400	371,494
3.000%	07/01/36	1,151	1,068,229
3.000%	10/01/36	27	25,449
3.000%	11/01/36	91	84,039
3.000%	11/01/36	176	163,391
3.000%	12/01/36	169	156,974
3.000%	12/01/36	229	211,983
3.000%	12/01/36	254	235,351
3.000%	12/01/37	58	53,439
3.000%	06/01/38	717	665,576
3.000%	09/01/42	1,138	1,035,449
3.000%	12/01/42	20	18,281
3.000%	12/01/42	40	36,072
3.000%	01/01/43	7	6,676
3.000%	01/01/43	22	19,539
3.000%	01/01/43	32	28,549
3.000%	01/01/43	62	55,415
3.000%	01/01/43	74	67,187
3.000%	01/01/43	219	195,866
3.000%	01/01/43	229	204,957
3.000%	02/01/43	31	27,810
3.000%	06/01/43	96	87,586
3.000%	07/01/43	234	212,961
3.000%	10/01/43	217	197,361
3.000%	11/01/43	659	599,978
3.000%	11/01/44	3,248	2,955,550
3.000%	01/01/45	180	163,987
3.000%	02/01/45	218	196,716
3.000%	03/01/45	558	503,403
3.000%	04/01/45	51	46,195
3.000%	04/01/45	148	133,007
3.000%	05/01/45	1,317	1,187,618
3.000%	07/01/45	808	727,275
3.000%	05/01/46	79	70,299

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	06/01/46	14	$12,516
3.000%	06/01/46	51	45,903
3.000%	06/01/46	212	189,759
3.000%	08/01/46	57	51,471
3.000%	09/01/46	273	245,586
3.000%	10/01/46	133	118,619
3.000%	11/01/46	710	635,281
3.000%	01/01/47	85	76,194
3.000%	01/01/47	97	86,447
3.000%	01/01/47	207	184,945
3.000%	02/01/47	81	72,305
3.000%	02/01/47	171	153,409
3.000%	03/01/47	257	227,374
3.000%	03/01/47	273	243,660
3.000%	03/01/47	343	306,279
3.000%	11/01/47	30	26,485
3.000%	12/01/47	659	594,821
3.000%	11/01/48	276	250,728
3.000%	08/01/49	36	32,858
3.000%	01/01/50	482	425,972
3.000%	02/01/50	229	205,890
3.000%	02/01/50	453	402,045
3.000%	02/01/50	492	434,882
3.000%	02/01/50	755	672,348
3.000%	02/01/50	11,941	10,649,439
3.000%	04/01/50	2,346	2,082,270
3.000%	07/01/50	485	427,836
3.000%	08/01/50	706	632,080
3.000%	04/01/51	617	542,172
3.000%	05/01/51	1,616	1,447,440
3.000%	05/01/51	2,225	1,962,050
3.000%	08/01/51	84	74,837
3.000%	08/01/51	323	289,193
3.000%	08/01/51	722	640,225
3.000%	08/01/51	1,614	1,421,768
3.000%	08/01/51	1,842	1,622,406
3.000%	09/01/51	2,729	2,408,230
3.000%	10/01/51	459	405,511
3.000%	10/01/51	2,701	2,388,714
3.000%	11/01/51	371	326,282
3.000%	11/01/51	763	672,267
3.000%	11/01/51	3,628	3,187,127
3.000%	12/01/51	91	80,403
3.000%	12/01/51	753	662,487
3.000%	12/01/51	1,503	1,323,701
3.000%	01/01/52	182	161,871
3.000%	01/01/52	187	164,382
3.000%	02/01/52	500	439,052
3.000%	02/01/52	969	850,433
3.000%	03/01/52	184	164,463
3.000%	03/01/52	500	438,992
3.000%	03/01/52	655	585,089
3.000%	03/01/52	1,903	1,677,825
3.000%	04/01/52	971	854,264
3.000%	04/01/52	975	861,244
3.000%	05/01/52	498	436,817
3.000%	06/01/52	50	43,460
3.000%	06/01/52	387	340,571

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	06/01/52	498	$436,755
3.000%	07/01/52	6,749	5,923,364
3.000%	10/01/52	445	390,309
3.200%	02/01/29	90	84,303
3.250%	05/01/29	156	145,998
3.400%	09/01/32	1,115	1,021,329
3.450%	03/01/29	153	145,110
3.500%	TBA	1,300	1,181,352
3.500%	TBA	2,260	2,161,885
3.500%	TBA(tt)	17,113	15,543,784
3.500%	11/01/27	17	16,169
3.500%	11/01/28	110	107,259
3.500%	12/01/28	62	60,113
3.500%	12/01/28	92	90,158
3.500%	12/01/28	476	467,158
3.500%	12/01/28	683	669,960
3.500%	02/01/29	159	156,230
3.500%	02/01/29	432	423,206
3.500%	03/01/29	128	125,936
3.500%	08/01/30	104	101,220
3.500%	04/01/34	24	22,985
3.500%	04/01/34	149	143,637
3.500%	12/01/34	221	211,463
3.500%	01/01/35	138	132,705
3.500%	02/01/37	202	193,155
3.500%	03/01/37	119	113,586
3.500%	12/01/37	166	158,504
3.500%	08/01/39	185	176,717
3.500%	02/01/40	199	185,202
3.500%	02/01/40	554	519,734
3.500%	10/01/41	1,051	983,434
3.500%	01/01/42	57	53,174
3.500%	04/01/42	26	24,245
3.500%	04/01/42	59	55,660
3.500%	04/01/42	97	89,671
3.500%	05/01/42	11	10,467
3.500%	05/01/42	134	125,502
3.500%	06/01/42	10	9,651
3.500%	06/01/42	13	11,840
3.500%	07/01/42	28	26,123
3.500%	07/01/42	223	208,668
3.500%	09/01/42	251	234,031
3.500%	09/01/42	370	346,094
3.500%	09/01/42	1,891	1,769,333
3.500%	12/01/42	140	131,281
3.500%	01/01/43	1,246	1,163,611
3.500%	03/01/43	928	871,173
3.500%	04/01/43	888	832,442
3.500%	04/01/43	894	837,078
3.500%	06/01/43	895	838,237
3.500%	06/01/43	990	927,685
3.500%	07/01/43	1,231	1,153,482
3.500%	08/01/44	612	570,593
3.500%	02/01/45	167	156,030
3.500%	02/01/45	522	489,089
3.500%	04/01/45	243	225,841
3.500%	01/01/46	200	186,152
3.500%	01/01/46	248	230,375

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	03/01/46	187	$171,892
3.500%	07/01/46	91	83,316
3.500%	12/01/46	399	370,641
3.500%	02/01/47	237	220,243
3.500%	03/01/47	57	52,719
3.500%	04/01/47	1,288	1,195,179
3.500%	05/01/47	304	282,237
3.500%	07/01/47	32	29,284
3.500%	10/01/47	705	654,296
3.500%	11/01/47	394	364,491
3.500%	12/01/47	395	365,438
3.500%	01/01/48	238	220,322
3.500%	01/01/48	503	467,663
3.500%	02/01/48	182	168,304
3.500%	04/01/48	85	79,435
3.500%	08/01/48	866	800,533
3.500%	12/01/48	195	180,364
3.500%	06/01/49	1,370	1,280,480
3.500%	07/01/49	171	157,316
3.500%	07/01/50	484	446,945
3.500%	08/01/50	168	154,115
3.500%	08/01/50	176	161,906
3.500%	08/01/50	916	855,637
3.500%	01/01/51	587	539,982
3.500%	06/01/51	872	792,814
3.500%	12/01/51	399	363,489
3.500%	01/01/52	64	57,993
3.500%	01/01/52	97	88,062
3.500%	01/01/52	466	429,158
3.500%	01/01/52	1,363	1,239,722
3.500%	02/01/52	37	33,682
3.500%	03/01/52	63	56,958
3.500%	03/01/52	1,486	1,362,043
3.500%	04/01/52	94	86,251
3.500%	04/01/52	2,859	2,601,667
3.500%	05/01/52	1,636	1,502,436
3.500%	05/01/52	1,994	1,811,681
3.500%	06/01/52	2,314	2,102,571
3.500%	07/01/52	121	110,342
3.500%	07/01/52	5,948	5,406,320
3.500%	09/01/52	1,150	1,045,219
3.500%	11/01/52	857	778,512
3.500%	12/01/52	986	896,266
3.520%	06/01/32	100	92,835
3.520%	11/01/32	1,715	1,587,376
3.560%	07/01/32	100	93,050
3.650%	07/01/32	725	677,781
3.740%	09/01/32	200	188,655
3.840%	07/01/32	100	95,153
3.840%	08/01/32	200	190,194
3.880%	07/01/32	99	94,989
3.890%	07/01/32	200	187,366
3.890%	09/01/32	1,651	1,570,033
3.980%	10/01/32	500	471,514
4.000%	TBA	615	599,407
4.000%	TBA	3,000	2,812,980
4.000%	TBA	3,000	2,813,214
4.000%	05/01/29	1	1,266

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	10/01/30	7	$7,157
4.000%	10/01/31	139	135,022
4.000%	04/01/33	233	228,760
4.000%	06/01/33	186	181,885
4.000%	09/01/33	77	75,489
4.000%	09/01/33	1,396	1,367,411
4.000%	10/01/33	228	223,761
4.000%	11/01/33	1,455	1,425,040
4.000%	02/01/34	96	93,749
4.000%	03/01/34	49	47,497
4.000%	03/01/34	50	49,108
4.000%	01/01/36	215	206,538
4.000%	07/01/37	32	30,363
4.000%	09/01/37	39	37,247
4.000%	03/01/38	27	25,520
4.000%	09/01/40	199	191,522
4.000%	10/01/40	485	466,091
4.000%	12/01/41	138	132,443
4.000%	01/01/42	627	602,160
4.000%	04/01/42	47	45,498
4.000%	04/01/42	57	54,872
4.000%	05/01/42	81	77,876
4.000%	05/01/42	291	279,362
4.000%	07/01/42	546	524,571
4.000%	10/01/42	298	285,405
4.000%	11/01/42	543	520,337
4.000%	12/01/42	44	42,189
4.000%	12/01/42	241	231,057
4.000%	04/01/43	56	54,274
4.000%	06/01/43	20	19,096
4.000%	06/01/43	24	23,171
4.000%	06/01/43	25	24,347
4.000%	06/01/43	33	32,089
4.000%	06/01/43	41	39,493
4.000%	06/01/43	42	40,308
4.000%	06/01/43	45	44,050
4.000%	06/01/43	55	53,794
4.000%	06/01/43	56	53,404
4.000%	06/01/43	57	55,204
4.000%	06/01/43	58	56,818
4.000%	06/01/43	65	62,493
4.000%	06/01/43	137	130,915
4.000%	06/01/43	142	137,368
4.000%	07/01/43	39	36,932
4.000%	07/01/43	150	143,939
4.000%	07/01/43	212	205,422
4.000%	07/01/43	217	208,197
4.000%	01/01/44	318	306,926
4.000%	01/01/45	354	339,872
4.000%	02/01/45	1,127	1,098,736
4.000%	03/01/45	50	47,663
4.000%	12/01/45	762	729,106
4.000%	02/01/47	150	143,899
4.000%	04/01/47	335	319,765
4.000%	07/01/47	125	119,298
4.000%	07/01/47	611	584,963
4.000%	08/01/47	261	249,179
4.000%	09/01/47	186	177,867

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	10/01/47	687		$657,873
4.000%	11/01/47	172		164,501
4.000%	12/01/47	45		42,595
4.000%	05/01/48	294		280,287
4.000%	06/01/48	65		61,759
4.000%	06/01/48	523		498,116
4.000%	06/01/48	3,633		3,470,072
4.000%	07/01/48	2,394		2,277,294
4.000%	08/01/48	44		42,730
4.000%	08/01/48	69		65,729
4.000%	08/01/48	205		196,129
4.000%	09/01/48	109		103,510
4.000%	09/01/48	170		161,931
4.000%	09/01/48	6,177		5,889,629
4.000%	11/01/48	65		62,324
4.000%	11/01/48	154		147,241
4.000%	12/01/48	18		17,067
4.000%	12/01/48	836		796,481
4.000%	12/01/48	3,360		3,203,341
4.000%	01/01/49	275		262,738
4.000%	03/01/49	309		295,012
4.000%	03/01/49	6,564		6,250,723
4.000%	04/01/49	234		222,890
4.000%	04/01/49	3,949		3,783,853
4.000%	02/01/50	28		26,460
4.000%	04/01/50	2,798		2,663,370
4.000%	01/01/51	68		64,797
4.000%	01/01/51	107		102,739
4.000%	01/01/51	116		111,991
4.000%	05/01/52	985		923,996
4.000%	06/01/52	1,656		1,560,529
4.000%	02/01/56	1,542		1,476,644
4.000%	06/01/57	43		40,754
4.060%	07/01/32	99		96,296
4.500%	TBA	180		178,772
4.500%	TBA	1,300		1,250,882
4.500%	TBA	131,987		127,005,321
4.500%	04/01/24	3		3,050
4.500%	08/01/24	—(r	)	344
4.500%	09/01/24	—(r	)	251
4.500%	12/01/24	2		2,182
4.500%	02/01/25	1		718
4.500%	03/01/25	3		3,333
4.500%	04/01/25	—(r	)	407
4.500%	04/01/25	—(r	)	439
4.500%	04/01/25	1		874
4.500%	04/01/25	2		2,440
4.500%	04/01/25	5		5,298
4.500%	05/01/25	—(r	)	390
4.500%	05/01/25	1		600
4.500%	07/01/25	7		7,475
4.500%	09/01/25	1		1,015
4.500%	04/01/31	10		9,564
4.500%	05/01/31	32		31,781
4.500%	06/01/31	11		11,379
4.500%	11/01/31	15		15,070
4.500%	12/01/31	30		29,847
4.500%	12/01/31	125		124,451

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	11/01/35	11	$10,540
4.500%	04/01/39	2	2,347
4.500%	04/01/39	4	3,512
4.500%	05/01/39	220	217,796
4.500%	06/01/39	8	7,402
4.500%	06/01/39	15	15,272
4.500%	08/01/39	30	30,059
4.500%	12/01/39	4	3,866
4.500%	06/01/40	31	30,787
4.500%	07/01/40	66	65,918
4.500%	08/01/40	19	18,843
4.500%	08/01/40	20	20,149
4.500%	12/01/40	333	329,915
4.500%	01/01/41	30	29,991
4.500%	02/01/41	25	24,991
4.500%	03/01/41	9	9,209
4.500%	04/01/41	1	950
4.500%	05/01/41	3	2,706
4.500%	05/01/41	3	3,125
4.500%	07/01/41	6	6,004
4.500%	07/01/41	29	29,077
4.500%	08/01/41	80	79,259
4.500%	09/01/41	27	26,471
4.500%	09/01/41	77	76,217
4.500%	10/01/41	6	6,123
4.500%	10/01/41	24	23,505
4.500%	10/01/41	44	43,819
4.500%	10/01/41	97	94,561
4.500%	10/01/41	172	169,586
4.500%	12/01/41	57	56,904
4.500%	01/01/42	6	5,970
4.500%	06/01/42	13	12,535
4.500%	09/01/42	22	21,574
4.500%	09/01/42	197	194,906
4.500%	11/01/42	35	34,101
4.500%	09/01/43	17	16,841
4.500%	09/01/43	35	34,394
4.500%	09/01/43	195	191,567
4.500%	10/01/43	19	18,746
4.500%	10/01/43	38	37,599
4.500%	10/01/43	109	106,828
4.500%	10/01/43	152	149,097
4.500%	10/01/43	262	258,280
4.500%	11/01/43	60	59,142
4.500%	11/01/43	99	97,266
4.500%	11/01/43	756	744,917
4.500%	12/01/43	64	63,013
4.500%	12/01/43	136	133,143
4.500%	01/01/44	57	55,665
4.500%	01/01/44	66	65,427
4.500%	01/01/44	84	82,518
4.500%	01/01/44	97	95,268
4.500%	01/01/44	112	110,269
4.500%	02/01/44	21	20,974
4.500%	02/01/44	27	26,376
4.500%	02/01/44	52	50,989
4.500%	02/01/44	190	187,297
4.500%	02/01/44	361	354,301

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	03/01/44	32	$31,530
4.500%	03/01/44	80	79,185
4.500%	03/01/44	364	356,584
4.500%	04/01/44	8	7,490
4.500%	04/01/44	17	16,520
4.500%	04/01/44	42	40,363
4.500%	04/01/44	46	44,892
4.500%	04/01/44	167	163,748
4.500%	04/01/44	269	265,752
4.500%	05/01/44	31	30,915
4.500%	05/01/44	78	76,083
4.500%	05/01/44	183	179,623
4.500%	01/01/45	54	52,998
4.500%	01/01/45	303	297,808
4.500%	05/01/45	234	229,711
4.500%	07/01/45	313	308,203
4.500%	09/01/45	83	82,170
4.500%	11/01/45	9	8,770
4.500%	11/01/45	76	75,065
4.500%	11/01/45	426	418,666
4.500%	12/01/45	150	147,164
4.500%	07/01/46	1,001	989,962
4.500%	08/01/46	180	177,291
4.500%	01/01/47	31	29,942
4.500%	03/01/47	174	170,595
4.500%	05/01/47	546	536,616
4.500%	07/01/47	72	71,031
4.500%	09/01/47	18	17,402
4.500%	10/01/47	18	17,755
4.500%	10/01/47	87	85,639
4.500%	11/01/47	12	11,665
4.500%	11/01/47	41	39,724
4.500%	11/01/47	255	250,018
4.500%	11/01/47	359	352,220
4.500%	11/01/47	597	588,633
4.500%	12/01/47	22	21,780
4.500%	12/01/47	72	71,115
4.500%	01/01/48	599	588,209
4.500%	02/01/48	37	35,970
4.500%	03/01/48	23	22,187
4.500%	03/01/48	30	29,748
4.500%	04/01/48	156	154,216
4.500%	05/01/48	30	29,380
4.500%	05/01/48	736	729,401
4.500%	05/01/48	1,930	1,903,552
4.500%	06/01/48	40	39,145
4.500%	06/01/48	96	94,959
4.500%	07/01/48	19	18,430
4.500%	07/01/48	76	75,369
4.500%	07/01/48	80	78,694
4.500%	08/01/48	472	465,063
4.500%	11/01/48	302	298,854
4.500%	11/01/48	384	376,682
4.500%	02/01/49	937	928,888
4.500%	10/01/49	66	63,951
4.500%	09/01/52	981	943,984
4.500%	10/01/52	984	946,835
4.500%	11/01/52	36,235	34,878,335

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	09/01/57	141		$136,348
4.500%	08/01/58	49		47,840
5.000%	TBA	2,400		2,363,781
5.000%	TBA(tt)	15,125		14,901,474
5.000%	07/01/33	45		45,213
5.000%	09/01/33	53		54,030
5.000%	08/01/35	1		586
5.000%	10/01/35	154		157,066
5.000%	03/01/36	3		2,989
5.000%	12/01/36	1		821
5.000%	01/01/39	7		7,010
5.000%	12/01/39	3		3,221
5.000%	01/01/40	2		2,000
5.000%	05/01/40	3		2,916
5.000%	05/01/40	10		10,126
5.000%	07/01/40	11		11,334
5.000%	11/01/40	215		217,908
5.000%	01/01/41	10		9,564
5.000%	01/01/41	40		39,710
5.000%	04/01/41	3		3,261
5.000%	05/01/41	2		1,653
5.000%	05/01/41	37		37,223
5.000%	05/01/41	66		67,098
5.000%	05/01/41	72		72,431
5.000%	05/01/41	109		110,173
5.000%	06/01/41	44		44,101
5.000%	07/01/41	681		689,262
5.000%	01/01/42	7		7,422
5.000%	12/01/43	1,236		1,251,587
5.000%	09/01/48	229		230,013
5.000%	01/01/49	266		265,697
5.000%	01/01/49	329		329,232
5.000%	08/01/49	279		280,868
5.000%	12/01/49	1,732		1,727,996
5.500%	TBA	300		300,541
5.500%	TBA(tt)	42,168		42,272,012
5.500%	04/01/24	1		652
5.500%	06/01/24	—(r	)	212
5.500%	07/01/28	4		3,920
5.500%	11/01/28	11		11,041
5.500%	04/01/30	4		3,924
5.500%	12/01/30	—(r	)	376
5.500%	11/01/32	—(r	)	419
5.500%	12/01/32	1		1,281
5.500%	01/01/33	24		24,018
5.500%	01/01/33	34		34,412
5.500%	04/01/33	13		13,633
5.500%	06/01/33	1		726
5.500%	07/01/33	8		7,993
5.500%	09/01/33	1		1,018
5.500%	09/01/33	7		7,155
5.500%	10/01/33	15		15,893
5.500%	11/01/33	1		1,071
5.500%	11/01/33	1		1,319
5.500%	11/01/33	7		7,157
5.500%	11/01/33	7		7,378
5.500%	12/01/33	2		1,623
5.500%	12/01/33	8		8,183

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	01/01/34	1		$518
5.500%	02/01/34	1		581
5.500%	02/01/34	13		13,524
5.500%	03/01/34	2		1,897
5.500%	03/01/34	10		10,715
5.500%	04/01/34	1		1,027
5.500%	09/01/34	6		6,154
5.500%	12/01/34	1		599
5.500%	12/01/34	2		2,007
5.500%	12/01/34	6		5,979
5.500%	02/01/35	—	(r)	206
5.500%	03/01/35	13		13,572
5.500%	04/01/35	1		640
5.500%	05/01/35	2		1,984
5.500%	05/01/35	4		4,382
5.500%	10/01/35	6		6,421
5.500%	11/01/35	—	(r)	142
5.500%	12/01/35	7		6,773
5.500%	12/01/35	8		8,005
5.500%	01/01/36	1		627
5.500%	03/01/36	4		3,648
5.500%	07/01/36	3		2,973
5.500%	09/01/36	182		187,399
5.500%	11/01/36	3		2,663
5.500%	01/01/37	12		12,953
5.500%	02/01/37	9		9,492
5.500%	03/01/37	6		6,088
5.500%	04/01/37	2		1,970
5.500%	04/01/37	2		2,244
5.500%	05/01/37	81		84,232
5.500%	06/01/37	3		3,352
5.500%	08/01/37	1		730
5.500%	08/01/37	1		1,124
5.500%	08/01/37	5		5,532
5.500%	08/01/37	9		9,001
5.500%	03/01/38	7		7,580
5.500%	03/01/38	9		9,840
5.500%	06/01/38	117		117,898
5.500%	08/01/38	112		116,655
5.500%	12/01/38	4		4,114
5.500%	09/01/39	6		5,747
5.500%	12/01/39	67		69,694
5.500%	05/01/40	13		13,280
5.500%	06/01/40	12		11,666
5.500%	01/01/49	479		486,675
5.500%	09/01/49	493		501,954
5.500%	04/01/50	462		469,502
5.500%	11/01/52	1,377		1,380,666
5.500%	09/01/56	1,415		1,466,779
6.000%	TBA(tt)	4,500		4,566,402
6.000%	11/01/28	1		535
6.000%	02/01/29	—(r	)	429
6.000%	03/01/32	1		538
6.000%	04/01/33	35		36,360
6.000%	05/01/33	—(r	)	240
6.000%	01/01/34	11		11,341
6.000%	02/01/34	9		9,398
6.000%	11/01/35	4		4,345

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	11/01/35	56		$57,823
6.000%	12/01/35	2		1,895
6.000%	04/01/36	3		3,053
6.000%	07/01/36	2		1,571
6.000%	08/01/36	—(r	)	29
6.000%	08/01/36	2		1,612
6.000%	08/01/36	10		10,687
6.000%	09/01/36	—(r	)	134
6.000%	09/01/36	—(r	)	403
6.000%	09/01/36	1		596
6.000%	09/01/36	1		900
6.000%	09/01/36	9		8,701
6.000%	10/01/36	1		971
6.000%	10/01/36	4		4,487
6.000%	10/01/36	9		9,490
6.000%	11/01/36	—(r	)	104
6.000%	11/01/36	1		915
6.000%	11/01/36	1		1,177
6.000%	11/01/36	2		1,980
6.000%	11/01/36	8		8,367
6.000%	11/01/36	8		8,590
6.000%	12/01/36	—(r	)	141
6.000%	12/01/36	—(r	)	229
6.000%	12/01/36	1		743
6.000%	12/01/36	3		3,247
6.000%	12/01/36	4		4,544
6.000%	12/01/36	9		9,639
6.000%	01/01/37	—(r	)	388
6.000%	01/01/37	1		566
6.000%	01/01/37	4		3,880
6.000%	01/01/37	10		10,433
6.000%	01/01/37	12		12,690
6.000%	01/01/37	797		831,772
6.000%	02/01/37	9		9,081
6.000%	02/01/37	156		162,553
6.000%	03/01/37	9		9,574
6.000%	03/01/37	16		16,352
6.000%	03/01/37	73		74,072
6.000%	05/01/37	2		1,583
6.000%	05/01/37	9		9,596
6.000%	05/01/37	9		9,682
6.000%	06/01/37	1		769
6.000%	08/01/37	1		1,159
6.000%	08/01/37	4		4,299
6.000%	08/01/37	6		5,871
6.000%	08/01/37	11		11,646
6.000%	08/01/37	14		14,900
6.000%	08/01/37	122		126,442
6.000%	09/01/37	15		14,797
6.000%	10/01/37	—(r	)	223
6.000%	07/01/41	314		328,063
6.500%	10/01/36	371		389,037
6.500%	05/01/40	1,047		1,104,773
6.625%	11/15/30	2,307		2,691,042
7.000%	04/01/37	67		70,354
7.000%	02/01/39	173		184,055
7.000%	02/01/39	231		243,466

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Freddie Mac Coupon Strips
3.220%(s)	07/15/32	180	$113,136
Government National Mortgage Assoc.
2.000%	TBA	7,250	6,074,306
2.000%	10/20/50	3,027	2,554,553
2.000%	10/20/51	1,229	1,033,194
2.500%	TBA	100	86,706
2.500%	TBA	40,650	35,217,455
2.500%	01/20/51	199	173,433
2.500%	04/20/51	690	601,036
2.500%	05/20/51(k)	4,709	4,094,476
2.500%	11/20/51	455	394,600
2.500%	03/20/52	6,512	5,643,574
2.500%	04/20/52	7,999	6,929,928
3.000%	TBA	1,100	979,759
3.000%	TBA	3,800	3,382,691
3.000%	02/20/42	20	17,820
3.000%	09/15/42	438	401,244
3.000%	09/15/42	495	453,706
3.000%	10/15/42	534	488,777
3.000%	10/15/42	1,417	1,297,551
3.000%	11/15/42	1	1,370
3.000%	11/15/42	691	632,607
3.000%	12/20/44	21	19,470
3.000%	02/15/45	211	194,190
3.000%	01/20/46	75	68,343
3.000%	11/20/46	247	223,400
3.000%	02/20/47	113	101,732
3.000%	04/20/47	37	33,577
3.000%	01/20/50	1,393	1,252,604
3.000%	02/20/50	123	110,799
3.000%	03/20/50	48	41,331
3.000%	09/20/50	361	323,583
3.000%	01/20/51	11,371	10,168,804
3.000%	02/20/51	113	101,656
3.000%	04/20/51	2,815	2,518,324
3.000%	08/20/51	11,856	10,613,706
3.000%	09/20/51	3,362	3,008,039
3.000%	10/20/51	949	847,645
3.000%	11/20/51	180	160,683
3.000%	01/20/52	824	735,390
3.000%	02/20/52	2,471	2,200,336
3.000%	03/20/52	98	86,300
3.000%	04/20/52	96	83,951
3.000%	04/20/52	588	509,021
3.000%	04/20/52	685	610,527
3.000%	04/20/52	842	731,892
3.000%	05/20/52	5,000	4,452,150
3.000%	06/20/52	21,614	19,246,084
3.000%	07/20/52	4,000	3,562,360
3.000%	12/20/52	215	191,597
3.500%	TBA	900	827,246
3.500%	TBA	49,534	45,502,686
3.500%	09/15/41	24	22,677
3.500%	11/15/41	2	1,855
3.500%	11/15/41	16	14,753
3.500%	01/15/42	5	5,133
3.500%	01/15/42	96	90,241

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	02/15/42	16	$14,812
3.500%	03/15/42	6	5,552
3.500%	03/15/42	56	52,725
3.500%	05/15/42	18	16,927
3.500%	06/15/42	11	10,288
3.500%	07/15/42	10	9,085
3.500%	07/15/42	11	10,047
3.500%	07/15/42	23	21,894
3.500%	07/15/42	26	24,880
3.500%	08/15/42	11	10,642
3.500%	01/15/43	12	11,566
3.500%	02/15/43	17	15,746
3.500%	04/15/43	26	24,187
3.500%	04/15/43	125	117,988
3.500%	04/20/43	247	233,185
3.500%	05/15/43	6	5,406
3.500%	05/15/43	8	7,267
3.500%	05/15/43	8	7,859
3.500%	05/15/43	37	34,709
3.500%	05/20/43	652	615,029
3.500%	07/15/43	59	55,790
3.500%	10/15/43	33	30,701
3.500%	11/15/43	6	5,900
3.500%	12/15/43	86	80,819
3.500%	01/15/44	26	24,475
3.500%	02/20/44	882	828,610
3.500%	06/20/44	90	84,211
3.500%	03/20/45	102	95,473
3.500%	04/20/45	45	41,705
3.500%	05/20/45	84	78,889
3.500%	07/20/45	33	30,826
3.500%	08/20/45	44	41,531
3.500%	10/20/45	71	66,568
3.500%	11/20/45	31	28,654
3.500%	12/20/45	369	343,249
3.500%	01/20/46	79	74,123
3.500%	01/20/46	175	163,439
3.500%	03/20/46	905	843,728
3.500%	04/20/46	462	431,021
3.500%	05/20/46	370	345,175
3.500%	06/20/46	367	342,579
3.500%	07/20/46	538	501,982
3.500%	09/20/46	17	15,279
3.500%	09/20/46	341	319,193
3.500%	10/20/46	66	61,686
3.500%	10/20/46	77	71,647
3.500%	10/20/46	96	89,626
3.500%	10/20/46	136	126,990
3.500%	05/20/47	148	138,780
3.500%	09/20/47	1,423	1,332,003
3.500%	03/20/48	37	34,158
3.500%	04/20/48	15	13,760
3.500%	06/15/48	259	243,480
3.500%	08/20/48	705	656,696
3.500%	09/20/48	1,183	1,096,381
3.500%	02/20/49	1,345	1,256,255
3.500%	05/15/50	286	267,217
3.500%	06/20/50	1,070	992,320

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	11/20/50	1,218	$1,134,863
3.500%	03/20/52	393	356,769
3.500%	08/20/52	1,971	1,810,620
4.000%	TBA	3,300	3,123,153
4.000%	TBA	32,175	30,440,685
4.000%	04/20/39	14	13,927
4.000%	07/20/39	125	120,621
4.000%	01/20/40	79	76,695
4.000%	10/20/40	196	189,095
4.000%	12/20/40	785	758,369
4.000%	01/20/41	29	27,621
4.000%	02/20/41	86	83,269
4.000%	03/15/41	109	105,635
4.000%	12/20/46	309	296,750
4.000%	05/20/47	119	114,115
4.000%	06/20/47	926	888,791
4.000%	07/20/47	218	209,460
4.000%	09/20/47	1,306	1,257,172
4.000%	11/20/47	339	325,859
4.000%	12/20/47	308	295,642
4.000%	01/20/48	934	896,961
4.000%	10/20/49	136	131,435
4.000%	11/20/49	1,020	956,729
4.000%	01/20/50	126	123,069
4.000%	02/20/50	103	100,073
4.000%	05/20/50	49	46,859
4.500%	TBA	1,600	1,551,985
4.500%	TBA	2,100	2,036,816
4.500%	12/20/39	13	12,819
4.500%	01/20/40	163	162,244
4.500%	02/20/40	13	12,823
4.500%	05/20/40	471	470,072
4.500%	07/20/40	5	5,199
4.500%	09/20/40	6	5,583
4.500%	09/20/40	7	7,302
4.500%	10/20/40	10	9,632
4.500%	12/20/40	212	212,079
4.500%	01/20/41	35	34,777
4.500%	07/20/41	43	41,743
4.500%	07/20/41	224	223,331
4.500%	02/20/42	250	249,419
4.500%	11/20/46	54	54,348
4.500%	03/15/47	72	71,036
4.500%	04/15/47	58	57,719
4.500%	04/15/47	99	97,714
4.500%	05/15/47	70	69,493
4.500%	08/20/47	352	346,360
4.500%	04/20/48	524	515,909
4.500%	05/20/48	21	20,546
4.500%	06/20/48	312	306,659
4.500%	07/20/48	145	141,740
4.500%	08/20/48	372	365,928
4.500%	09/20/48	109	106,077
4.500%	10/20/48	360	353,638
4.500%	12/20/48	168	162,683
4.500%	01/20/49	117	113,609
4.500%	03/20/49	415	407,070
4.500%	04/20/49	54	52,432

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	05/20/49	72	$70,353
4.500%	02/20/50	217	212,883
4.500%	03/20/50	148	145,525
4.500%	08/20/50	226	221,908
4.500%	11/20/50	476	462,288
4.500%	12/20/50	219	214,555
4.500%	05/20/52	371	360,109
5.000%	TBA	3,100	3,070,292
5.000%	04/15/38	29	29,251
5.000%	08/15/38	66	67,146
5.000%	10/15/38	5	5,320
5.000%	10/15/38	202	206,618
5.000%	12/15/38	86	88,114
5.000%	01/15/39	27	27,288
5.000%	02/15/39	57	58,263
5.000%	02/15/39	63	63,898
5.000%	02/15/39	81	82,801
5.000%	02/15/39	183	186,584
5.000%	03/15/39	260	265,442
5.000%	04/15/39	70	72,115
5.000%	04/15/39	79	81,190
5.000%	05/15/39	70	71,032
5.000%	05/15/39	233	236,642
5.000%	11/15/39	110	112,556
5.000%	04/15/40	1,042	1,066,598
5.000%	05/15/40	61	62,157
5.000%	07/20/40	17	17,309
5.000%	07/20/40	27	27,333
5.000%	09/15/40	276	282,134
5.000%	09/20/40	91	92,122
5.000%	11/20/40	80	80,916
5.000%	10/20/47	21	21,254
5.500%	TBA	5,400	5,425,132
5.500%	06/15/36	17	17,568
6.000%	TBA	1,200	1,216,442
6.000%	08/20/40	24	25,832
6.000%	01/20/41	10	9,901
6.000%	04/20/41	1	1,442
6.000%	06/20/41	32	33,422
6.000%	07/20/41	31	32,961
6.000%	12/20/41	12	12,533
6.000%	02/20/42	13	13,856
6.500%	10/20/37	144	152,834
Government National Mortgage Assoc., 1 Month LIBOR + 1.648% (Cap 11.900%, Floor 1.648%)
4.756%(c)	11/20/60	560	566,598
Government National Mortgage Assoc., 1 Month LIBOR + 1.735% (Cap 12.050%, Floor 1.735%)
4.815%(c)	07/20/60	926	936,846
Government National Mortgage Assoc., 1 Month LIBOR + 1.813% (Cap 12.098%, Floor 1.813%)
4.893%(c)	09/20/60	1,172	1,186,437
Government National Mortgage Assoc., 1 Month LIBOR + 2.400% (Cap 12.646%, Floor 2.400%)
5.480%(c)	04/20/60	1,007	1,029,083
Resolution Funding Corp. Principal Strips, Bonds
3.479%(s)	04/15/30	55	39,789

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Tennessee Valley Authority, Sr. Unsec’d. Notes
4.875%	01/15/48	1,031	$1,008,792
5.250%	09/15/39	760	789,196
Tennessee Valley Authority Generic Strips, Bonds
2.705%(s)	09/15/30	492	338,040
2.897%(s)	03/15/33	123	75,655

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,352,999,035)			1,278,640,559

U.S. TREASURY OBLIGATIONS — 15.6%
U.S. Treasury Bonds
1.250%	05/15/50	12,661	6,848,810
1.750%	08/15/41	20,144	13,807,877
1.875%	11/15/51	34,685	22,079,170
2.000%	11/15/41(h)(k)	110,305	78,902,545
2.000%	02/15/50	8	5,311
2.000%	08/15/51	10,020	6,594,412
2.250%	05/15/41	1,280	962,400
2.375%	05/15/51	18,375	13,247,227
2.500%	02/15/45	11,102	8,385,479
2.750%	11/15/47	11,102	8,709,552
2.875%	05/15/52	410	330,178
3.000%	02/15/48(a)	11,887	9,791,916
3.000%	08/15/52	5,640	4,675,913
3.250%	05/15/42	35,525	31,184,289
3.375%	08/15/42	14,990	13,404,339
4.000%	11/15/42(a)	30,110	29,503,095
4.000%	11/15/52	20,022	20,131,495
4.250%	11/15/40	1,142	1,167,873
4.625%	02/15/40	1,142	1,228,364
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	02/15/52	1,071	690,233
0.625%	07/15/32	25,283	23,150,169
0.750%	07/15/28	39,439	37,558,434
U.S. Treasury Notes
0.375%	04/30/25	55,424	50,596,050
0.375%	01/31/26	5	4,449
1.500%	01/31/27(k)	12,215	11,027,855
2.375%	05/15/27	17,400	16,217,344
2.750%	08/15/32	52,885	48,141,877
2.875%	04/30/29	4,275	4,003,805
2.875%	05/15/32	22,415	20,663,828
3.875%	11/30/27	245	243,679
3.875%	11/30/29	16	15,893
4.000%	10/31/29	6,110	6,112,864
4.125%	10/31/27	74,200	74,478,250
4.250%	09/30/24	17,005	16,916,654
U.S. Treasury Strips Coupon
1.497%(s)	08/15/41(k)	4,494	2,023,353
2.380%(s)	02/15/42	40,000	17,550,000
2.384%(s)	02/15/43	15,060	6,321,670

TOTAL U.S. TREASURY OBLIGATIONS (cost $690,584,378)			606,676,652

	Shares	Value

EXCHANGE-TRADED FUNDS — 3.1%
iShares Core U.S. Aggregate Bond ETF	625,589	$60,675,877
Vanguard Total Bond Market ETF	846,331	60,800,419

TOTAL EXCHANGE-TRADED FUNDS (cost $135,388,919)		121,476,296

TOTAL LONG-TERM INVESTMENTS (cost $4,662,105,598)		4,230,670,960

SHORT-TERM INVESTMENTS — 6.2%
AFFILIATED MUTUAL FUND — 4.4%
PGIM Institutional Money Market Fund (cost $168,957,085; includes $167,942,879 of cash collateral for securities on loan)(b)(wa)	169,086,745	169,002,202

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 0.1%
Federal Home Loan Bank
3.682%	01/12/23	2,220	2,215,991
4.148%	02/03/23	2,080	2,071,454

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $4,289,701)			4,287,445

U.S. TREASURY OBLIGATIONS(n) — 0.8%
U.S. Treasury Bills
3.962%	01/03/23	3,110	3,108,960
4.106%	01/31/23	960	957,058
4.112%	02/02/23	4,620	4,605,440
4.163%	02/09/23	3,290	3,276,838
4.332%	03/02/23	2,290	2,274,220
4.465%	03/28/23	7,350	7,278,256
4.506%	04/18/23	4,530	4,471,525
4.625%	05/25/23	4,740	4,656,058
4.657%	06/01/23	2,320	2,276,776

TOTAL U.S. TREASURY OBLIGATIONS (cost $32,891,287)			32,905,131

	Shares

UNAFFILIATED FUND — 0.9%
Dreyfus Government Cash Management (Institutional Shares)	33,576,919	33,576,919

(cost $33,576,919)
OPTIONS PURCHASED*~ — 0.0%
(cost $515,680)		349,826

TOTAL SHORT-TERM INVESTMENTS (cost $240,230,672)		240,121,523

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—115.2% (cost $4,902,336,270)		4,470,792,483

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Value

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $489,424)	$(668,874)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—115.2% (cost $4,901,846,846)	4,470,123,609
Liabilities in excess of other assets(z) — (15.2)%	(588,384,784)

NET ASSETS — 100.0%	$3,881,738,825

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $7,013,199 and 0.2% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $164,729,048; cash collateral of $167,942,879 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $4,855,277. The aggregate value of $4,264,119 is 0.1% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 86,122,000 is 2.2% of net assets.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitments outstanding at December 31, 2022:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
athenaHealth Group Inc, Initial Delayed Draw Term Loan, SONIA + 3.500%, 5.661%(c), Maturity Date 02/15/29 (cost $129,501)	130	$117,191	$—	$(12,310)

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date		Principal Amount (000)#	Value
Federal National Mortgage Assoc.	2.500%	TBA	01/12/23		(7,500)	$(6,348,857)
Federal National Mortgage Assoc.	3.000%	TBA	01/12/23(tt	)	(9,049)	(7,939,315)
Federal National Mortgage Assoc.	4.000%	TBA	01/12/23		(33,973)	(31,855,122)
Federal National Mortgage Assoc.	6.000%	TBA	01/12/23(tt	)	(335)	(339,943)
Government National Mortgage Assoc.	3.000%	TBA	01/23/23		(4,090)	(3,640,843)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $51,119,361)						$(50,124,080)

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
5 Year U.S. Treasury Notes Futures	Call	01/27/23	$108.00	24		24	$14,438
5 Year U.S. Treasury Notes Futures	Call	01/27/23	$108.25	28		28	13,562
5 Year U.S. Treasury Notes Futures	Call	01/27/23	$108.75	18		18	5,344
5 Year U.S. Treasury Notes Futures	Call	01/27/23	$109.50	28		28	3,719
10 Year Euro-Bund Futures	Call	01/27/23	133.50	8	EUR	8	10,533
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$112.25	12		12	11,625
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$112.50	46		46	38,812
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$112.75	10		10	7,188
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$114.00	43		43	13,437
20 Year U.S. Treasury Bonds Futures	Call	01/27/23	$125.00	6		6	12,563
20 Year U.S. Treasury Bonds Futures	Call	01/27/23	$126.00	9		9	14,203
20 Year U.S. Treasury Bonds Futures	Call	01/27/23	$129.00	3		3	1,781
20 Year U.S. Treasury Bonds Futures	Call	01/27/23	$131.00	9		9	2,672
Australian Dollar Currency	Call	02/03/23	68.00	4		4	5,040
1 Year SOFR Mid-Curve Futures	Put	01/13/23	$95.63	314		785	41,212
1 Year SOFR Mid-Curve Futures	Put	01/13/23	$95.88	323		808	117,087
10 Year U.S. Treasury Notes Futures	Put	01/27/23	$112.00	24		24	19,125
10 Year U.S. Treasury Notes Futures	Put	01/27/23	$112.25	9		9	8,297
10 Year U.S. Treasury Notes Futures	Put	01/27/23	$113.00	7		7	9,188

Total Options Purchased (cost $515,680)							$349,826

Options Written:

Exchange Traded
Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
5 Year U.S. Treasury Notes Futures	Call	01/27/23	$108.50	46		46	$(17,609)
5 Year U.S. Treasury Notes Futures	Call	01/27/23	$109.75	31		31	(3,148)
10 Year Euro-Bund Futures	Call	01/27/23	134.00	12	EUR	12	(13,102)
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$113.50	18		18	(7,875)
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$113.75	12		12	(4,500)
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$114.25	12		12	(3,000)
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$114.50	28		28	(5,688)
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$115.00	40		40	(5,625)
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$115.50	75		75	(8,203)
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$116.00	46		46	(3,594)
20 Year U.S. Treasury Bonds Futures	Call	01/27/23	$128.00	39		39	(32,906)
20 Year U.S. Treasury Bonds Futures	Call	01/27/23	$132.00	38		38	(7,719)
20 Year U.S. Treasury Bonds Futures	Call	01/27/23	$133.00	6		6	(938)
5 Year U.S. Treasury Notes Futures	Put	01/27/23	$109.00	62		62	(80,406)
10 Year Euro-Bund Futures	Put	01/27/23	136.00	26	EUR	26	(97,689)
10 Year Euro-Bund Futures	Put	01/27/23	138.00	9	EUR	9	(50,482)
10 Year U.S. Treasury Notes Futures	Put	01/27/23	$114.00	69		69	(139,078)
20 Year U.S. Treasury Bonds Futures	Put	01/27/23	$130.00	37		37	(187,312)

Total Options Written (premiums received $ 489,424)							$(668,874)

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
144	90 Day Euro Dollar	Mar. 2023	$34,173,000	$(52,348)
83	90 Day Euro Dollar	Sep. 2023	19,696,938	(855,762)

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
9	90 Day Euro Dollar	Dec. 2023	$2,142,225	$(37,256)
13	3 Month CME SOFR	Jun. 2023	3,088,800	(48,340)
311	3 Month CME SOFR	Dec. 2024	75,153,150	(88,746)
74	3 Month CME SOFR	Dec. 2025	17,911,700	80,369
389	2 Year U.S. Treasury Notes	Mar. 2023	79,775,391	66,905
57	5 Year Euro-Bobl	Mar. 2023	7,062,561	(259,561)
7,369	5 Year U.S. Treasury Notes	Mar. 2023	795,333,885	(1,152,349)
130	10 Year Australian Treasury Bonds	Mar. 2023	10,239,023	(588,989)
123	10 Year Euro-Bund	Mar. 2023	17,502,275	(742,346)
57	10 Year U.K. Gilt	Mar. 2023	6,884,124	(380,310)
813	10 Year U.S. Treasury Notes	Mar. 2023	91,297,363	(703,439)
253	10 Year U.S. Ultra Treasury Notes	Mar. 2023	29,925,156	(46,845)
622	20 Year U.S. Treasury Bonds	Mar. 2023	77,963,813	(1,040,209)
886	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	119,000,875	(342,000)
237	Australian Dollar Currency	Mar. 2023	16,183,545	(81,573)
13	British Pound Currency	Mar. 2023	981,825	(29,201)
59	Euro Currency	Mar. 2023	7,931,075	23,134
58	Euro-OAT	Mar. 2023	7,903,561	(610,381)
95	Japanese Yen Currency	Mar. 2023	9,152,063	288,642
793	Mexican Peso	Mar. 2023	20,070,830	339,008

				(6,261,597)

Short Positions:
94	30 Day Federal Funds	Jan. 2023	37,473,748	(2,137)
871	3 Month CME SOFR	Dec. 2023	207,885,925	1,023,323
1,184	2 Year U.S. Treasury Notes	Mar. 2023	242,812,502	(32,760)
32	5 Year Euro-Bobl	Mar. 2023	3,964,947	127,878
738	5 Year U.S. Treasury Notes	Mar. 2023	79,652,111	703,520
29	10 Year Euro-Bund	Mar. 2023	4,126,553	275,235
12	10 Year Japanese Bonds	Mar. 2023	13,300,213	250,536
5,665	10 Year U.S. Treasury Notes	Mar. 2023	636,161,825	3,944,580
631	10 Year U.S. Ultra Treasury Notes	Mar. 2023	74,635,469	440,095
953	20 Year U.S. Treasury Bonds	Mar. 2023	119,452,594	963,849
33	30 Year Euro Buxl	Mar. 2023	4,777,333	885,049
22	Euro Schatz Index	Mar. 2023	2,482,630	30,479

				8,609,647

				$2,348,050

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/18/23	MSC	AUD	17,711	$11,441,525	$12,068,459	$626,934	$—
British Pound,
Expiring 01/18/23	GSI	GBP	3,697	4,254,340	4,471,560	217,220	—
Canadian Dollar,
Expiring 01/18/23	MSC	CAD	35,180	25,761,928	25,984,445	222,517	—
Euro,
Expiring 01/18/23	MSC	EUR	2,521	2,533,169	2,702,452	169,283	—
Indian Rupee,
Expiring 01/18/23	MSC	INR	5,329	64,608	64,350	—	(258)

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen,
Expiring 01/18/23	JPM	JPY	2,043,659	$14,273,105	$15,611,896	$1,338,791	$—
Mexican Peso,
Expiring 01/18/23	BOA	MXN	34,259	1,718,277	1,751,662	33,385	—
South African Rand,
Expiring 01/18/23	GSI	ZAR	15,477	859,221	909,329	50,108	—

				$60,906,173	$63,564,153	2,658,238	(258)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/18/23	MSC	AUD	360	$230,532	$245,303	$—	$(14,771)
British Pound,
Expiring 01/12/23	JPM	GBP	6,492	7,766,206	7,851,344	—	(85,138)
Expiring 01/18/23	MSC	GBP	5,159	6,211,564	6,240,633	—	(29,069)
Canadian Dollar,
Expiring 01/18/23	MSC	CAD	2,811	2,047,377	2,076,010	—	(28,633)
Expiring 01/18/23	MSC	CAD	1,704	1,236,957	1,258,239	—	(21,282)
Expiring 01/18/23	MSC	CAD	1,159	845,911	856,342	—	(10,431)
Chinese Renminbi,
Expiring 01/18/23	JPM	CNH	27,723	3,901,139	4,012,054	—	(110,915)
Expiring 01/18/23	MSC	CNH	26,230	3,651,678	3,795,981	—	(144,303)
Euro,
Expiring 01/12/23	BNP	EUR	37,700	39,077,633	40,393,002	—	(1,315,369)
Indonesian Rupiah,
Expiring 01/18/23	JPM	IDR	129,492,350	8,488,519	8,339,616	148,903	—
Expiring 01/18/23	JPM	IDR	76,733,180	5,020,491	4,941,800	78,691	—
Japanese Yen,
Expiring 01/18/23	GSI	JPY	138,039	965,684	1,054,508	—	(88,824)
Expiring 01/18/23	GSI	JPY	21,153	160,493	161,592	—	(1,099)
Expiring 01/18/23	MSC	JPY	1,499,006	11,310,438	11,451,192	—	(140,754)
Mexican Peso,
Expiring 01/18/23	BOA	MXN	415,040	20,371,062	21,220,985	—	(849,923)

				$111,285,684	$113,898,601	227,594	(2,840,511)

						$2,885,832	$(2,840,769)

Cross currency exchange contracts outstanding at December 31, 2022:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/18/23	Buy	NOK	48,181	EUR	4,598	$—	$(6,217)	JPM

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Apache Corp.	06/20/26	1.000%(Q)	653	1.563%	$(25,832)	$(11,336)	$14,496
Apache Corp.	12/20/26	1.000%(Q)	3,241	1.650%	(75,897)	(78,674)	(2,777)

					$(101,729)	$(90,010)	$11,719

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.HY.39.V1	12/20/27	5.000%(Q)	12,117	$488,526	$(90,767)	$(579,293)
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	114,020	(133,479)	(946,755)	(813,276)

				$355,047	$(1,037,522)	$(1,392,569)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	167,919	0.819%	$598,554	$1,394,299	$795,745

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest rate swap agreements outstanding at December 31, 2022:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
GBP	3,490	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 3.428%	$152,757	$536,074	$383,317
GBP	825	05/08/32	1.150%(A)	1 Day SONIA(1)(A)/ 3.428%	36,002	215,920	179,918
JPY	1,200,700	05/09/46	0.641%(S)	1 Day TONAR(1)(S)/ (0.022)%	1,606	1,357,323	1,355,717
JPY	1,200,700	05/09/46	0.641%(T)	1 Day TONAR(2)(T)/ (0.022)%	(153,200)	(1,219,186)	(1,065,986)
MXN	251,640	07/20/29	7.440%(M)	28 Day Mexican Interbank Rate(2)(M)/10.770%	116,886	(851,170)	(968,056)
	9,575	08/15/28	1.130%(A)	1 Day SOFR(1)(A)/ 4.300%	38,312	1,314,846	1,276,534
	24,265	08/15/28	1.220%(A)	1 Day SOFR(1)(A)/ 4.300%	(9,008)	3,217,037	3,226,045
	12,682	02/15/29	2.850%(A)	1 Day SOFR(1)(A)/ 4.300%	50,443	567,693	517,250
	21,412	04/30/29	3.270%(A)	1 Day SOFR(1)(A)/ 4.300%	(43,270)	486,737	530,007
	8,292	06/30/29	3.850%(A)	1 Day SOFR(1)(A)/ 4.300%	(2,224)	(95,114)	(92,890)
	6,134	03/18/32	2.000%(A)	1 Day SOFR(1)(A)/ 4.300%	49,720	750,403	700,683
	6,450	07/20/45	0.560%(A)	1 Day SOFR(1)(A)/ 4.300%	263,022	2,908,635	2,645,613
	5,351	02/15/47	1.520%(A)	1 Day SOFR(1)(A)/ 4.300%	(172,607)	1,607,550	1,780,157
	10,140	02/15/47	1.729%(A)	1 Day SOFR(1)(A)/ 4.300%	—	2,688,137	2,688,137
	2,159	08/15/47	1.650%(A)	1 Day SOFR(1)(A)/ 4.300%	217,084	614,138	397,054
	10,767	02/15/48	2.510%(A)	1 Day SOFR(1)(A)/ 4.300%	70,660	1,497,665	1,427,005
	7,960	04/21/52	2.500%(A)	1 Day SOFR(1)(A)/ 4.300%	7,418	1,055,625	1,048,207

					$623,601	$16,652,313	$16,028,712

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day USOIS -50bps(Q)/ 3.830%	JPM	03/20/23	(6,243)	$(420,704)	$—	$(420,704)
U.S. Treasury Bond(T)	1 Day USOIS +13bps(T)/ 4.460%	JPM	02/02/23	14,560	73,877	—	73,877
U.S. Treasury Bond(T)	1 Day USOIS +13bps(T)/ 4.460%	JPM	02/10/23	28,570	947,350	—	947,350
U.S. Treasury Bond(T)	1 Day USOIS +13bps(T)/ 4.460%	JPM	02/17/23	41,895	302,144	—	302,144

					$902,667	$—	$902,667

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$1,323,371	$(420,704)

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$—	$2,201,708
GS	14,421,932	6,409,969
JPS	—	6,350,233

Total	$14,421,932	$14,961,910

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$88,159,316	$—
Collateralized Loan Obligations	—	231,634,574	—
Consumer Loans	—	22,053,034	—
Credit Cards.	—	8,234,622	—
Equipment	—	2,431,991	—
Home Equity Loans	—	4,809,152	—
Manufactured Housing	—	341,037	—
Other	—	45,331,782	—
Residential Mortgage-Backed Securities	—	9,033,635	4,047,561
Small Business Loan	—	927,001	—
Student Loans	—	9,077,379	—
Commercial Mortgage-Backed Securities	—	257,170,703	—
Corporate Bonds	—	1,213,269,325	1,505,085
Floating Rate and other Loans	—	36,029,233	697,847
Municipal Bonds	—	21,576,072	—
Residential Mortgage-Backed Securities	—	170,115,008	762,706
Sovereign Bonds	—	96,670,390	—
U.S. Government Agency Obligations	—	1,278,640,559	—
U.S. Treasury Obligations	—	606,676,652	—
Exchange-Traded Funds	121,476,296	—	—
Short-Term Investments
Affiliated Mutual Fund	169,002,202	—	—
U.S. Government Agency Obligations	—	4,287,445	—
U.S. Treasury Obligations	—	32,905,131	—
Unaffiliated Fund	33,576,919	—	—
Options Purchased	349,826	—	—

Total	$324,405,243	$4,139,374,041	$7,013,199

Liabilities
Options Written	$(668,874)	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$9,442,602	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	2,885,832	—
Centrally Cleared Credit Default Swap Agreements	—	810,241	—

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
Centrally Cleared Interest Rate Swap Agreements	$—	$18,155,644	$—
OTC Total Return Swap Agreements	—	1,323,371	—

Total	$9,442,602	$23,175,088	$—

Liabilities
Unfunded Loan Commitment.	$—	$(12,310)	$—
Forward Commitment Contracts	—	(50,124,080)	—
Futures Contracts	(7,094,552)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(2,840,769)	—
OTC Cross Currency Exchange Contracts	—	(6,217)	—
Centrally Cleared Credit Default Swap Agreements	—	(1,395,346)	—
Centrally Cleared Interest Rate Swap Agreements	—	(2,126,932)	—
OTC Total Return Swap Agreement	—	(420,704)	—

Total	$(7,094,552)	$(56,926,358)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments and forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Unfunded loan commitments and forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

U.S. Government Agency Obligations	33.0%
U.S. Treasury Obligations	16.4
Banks	10.4
Commercial Mortgage-Backed Securities	6.6
Collateralized Loan Obligations	6.0
Residential Mortgage-Backed Securities	4.7
Affiliated Mutual Fund (4.3% represents investments purchased with collateral from securities on loan)	4.4
Exchange-Traded Funds	3.1
Electric	3.0
Sovereign Bonds	2.5
Automobiles	2.3
Pipelines	2.0
Oil & Gas	1.6
Media	1.2
Telecommunications	1.2
Other	1.2
Diversified Financial Services	1.1
Pharmaceuticals	1.0
Healthcare-Services	0.9
Unaffiliated Fund	0.9
Semiconductors	0.7
Agriculture	0.7
Real Estate Investment Trusts (REITs)	0.6
Insurance	0.6
Consumer Loans	0.6
Municipal Bonds	0.6
Aerospace & Defense	0.5
Auto Manufacturers	0.5
Entertainment	0.5
Retail	0.4
Software	0.4
Foods	0.4

Chemicals	0.4%
Airlines	0.4
Beverages	0.3
Mining	0.3
Lodging	0.3
Healthcare-Products	0.3
Gas	0.3
Internet	0.3
Biotechnology	0.3
Commercial Services	0.3
Student Loans	0.2
Credit Cards	0.2
Transportation	0.2
Engineering & Construction	0.2
Computers	0.1
Machinery-Diversified	0.1
Home Equity Loans	0.1
Trucking & Leasing	0.1
Office/Business Equipment	0.1
Cosmetics/Personal Care	0.1
Building Materials	0.1
Forest Products & Paper	0.1
Home Builders	0.1
Leisure Time	0.1
Oil & Gas Services	0.1
Equipment	0.1
Miscellaneous Manufacturing	0.0	*
Packaging & Containers	0.0	*
Apparel	0.0	*
Electronics	0.0	*
Holding Companies-Diversified	0.0	*
Small Business Loan	0.0	*
Iron/Steel	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification (continued):

Auto Parts & Equipment	0.0	*%
Multi-National	0.0	*
Options Purchased	0.0	*
Manufactured Housing	0.0	*
Environmental Control	0.0	*
Machinery-Construction & Mining	0.0	*
Distribution/Wholesale	0.0	*
Textiles	0.0	*

	115.2
Options Written	(0.0	)*
Liabilities in excess of other assets	(15.2)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$810,241	*	Due from/to broker-variation margin swaps	$1,395,346	*
Foreign exchange contracts	Due from/to broker-variation margin futures	650,784	*	Due from/to broker-variation margin futures	110,774	*
Foreign exchange contracts	Unaffiliated investments	5,040		—	—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	6,217
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,885,832		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,840,769
Interest rate contracts	Due from/to broker-variation margin futures	8,791,818	*	Due from/to broker-variation margin futures	6,983,778	*
Interest rate contracts	Due from/to broker-variation margin swaps	18,155,644	*	Due from/to broker-variation margin swaps	2,126,932	*
Interest rate contracts	Unaffiliated investments	344,786		Options written outstanding, at value	668,874
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,323,371		Unrealized depreciation on OTC swap agreements	420,704

		$32,967,516			$14,553,394

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$—	$(10,413,391)
Foreign exchange contracts	(516,536)	515,593	(9,258,028)	1,534,265	—
Interest rate contracts	(7,825,552)	30,630,585	(92,670,688)	—	23,421,764

Total	$(8,342,088)	$31,146,178	$(101,928,716)	$1,534,265	$13,008,373

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(1,383,576)
Foreign exchange contracts	5,770	11,025	(1,329,281)	(1,885,480)	—
Interest rate contracts	(158,833)	(214,905)	5,377,985	—	11,755,046

Total	$(153,063)	$(203,880)	$4,048,704	$(1,885,480)	$10,371,470

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 385,008
Options Written (2)	259,195,275
Futures Contracts - Long Positions (2)	2,244,584,402
Futures Contracts - Short Positions (2)	1,508,583,131
Forward Foreign Currency Exchange Contracts - Purchased (3)	167,403,503
Forward Foreign Currency Exchange Contracts - Sold (3)	201,633,083
Cross Currency Exchange Contracts (4)	3,886,208
Interest Rate Swap Agreements (2)	450,001,321
Credit Default Swap Agreements - Buy Protection (2)	96,954,760
Credit Default Swap Agreements - Sell Protection (2)	247,026,110
Total Return Swap Agreements (2)	18,253,676
Inflation Swap Agreements (2)	46,056,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$164,729,048	$(164,729,048)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BNP(4)	$—	$(1,315,369)	$(1,315,369)	$1,158,425	$(156,944)
BOA(3)	33,385	(849,923)	(816,538)	—	(816,538)
GSI(3)	267,328	(89,923)	177,405	—	177,405
JPM(3)	1,566,385	(117,132)	1,449,253	(350,137)	1,099,116
JPM(4)	1,323,371	(505,842)	817,529	(817,529)	—
MSC(3)	1,018,734	(389,501)	629,233	—	629,233

	$4,209,203	$(3,267,690)	$941,513	$(9,241)	$932,272

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3)	Western Asset Management
(4)	PGIM Fixed Income

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $164,729,048:
Unaffiliated investments (cost $4,733,379,185)	$4,301,790,281
Affiliated investments (cost $168,957,085)	169,002,202
Foreign currency, at value (cost $6,258,687)	6,055,561
Cash	1,317,253
Cash segregated for counterparty — OTC	10,000
Receivable for investments sold	251,207,725
Dividends and interest receivable	27,261,255
Deposit with broker for centrally cleared/exchange-traded derivatives	14,421,932
Receivable for Portfolio shares sold	5,481,991
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,885,832
Due from broker-variation margin futures	2,182,597
Unrealized appreciation on OTC swap agreements	1,323,371
Tax reclaim receivable	222,628
Due from broker-variation margin swaps	202,210
Prepaid expenses and other assets	292,630

Total Assets	4,783,657,468

LIABILITIES
Payable for investments purchased	677,464,445
Payable to broker for collateral for securities on loan	167,942,879
Forward commitment contracts, at value (proceeds receivable $51,119,361)	50,124,080
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,840,769
Accrued expenses and other liabilities	1,386,242
Options written outstanding, at value (premiums received $489,424)	668,874
Management fee payable	570,942
Unrealized depreciation on OTC swap agreements	420,704
Payable to affiliate	222,628
Distribution fee payable	132,779
Due to broker-variation margin futures	122,035
Unrealized depreciation on unfunded loan commitments	12,310
Unrealized depreciation on OTC cross currency exchange contracts	6,217
Trustees’ fees payable	2,480
Payable for Portfolio shares purchased	722
Affiliated transfer agent fee payable	537

Total Liabilities	901,918,643

NET ASSETS	$3,881,738,825

Net assets were comprised of:
Partners’ Equity	$3,881,738,825

Net asset value and redemption price per share, $3,881,738,825 / 311,957,509 outstanding shares of beneficial interest	$12.44

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $113,991 foreign withholding tax)	$135,044,299
Unaffiliated dividend income	4,561,800
Income from securities lending, net (including affiliated income of $328,712)	341,649
Affiliated dividend income	598

Total income	139,948,346

EXPENSES
Management fee	19,616,622
Distribution fee	10,748,389
Custodian and accounting fees	340,675
Audit fee	100,000
Trustees’ fees	81,580
Legal fees and expenses	48,484
Shareholders’ reports	18,007
Transfer agent’s fees and expenses (including affiliated expense of $4,458)	8,037
Miscellaneous	177,330

Total expenses	31,139,124
Less: Fee waiver and/or expense reimbursement	(1,669,262)

Net expenses	29,469,862

NET INVESTMENT INCOME (LOSS)	110,478,484

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $102,843)	(475,135,140)
Net capital gain distributions received	63,366
Futures transactions	(101,928,716)
Forward and cross currency contract transactions	1,534,265
Options written transactions	31,146,178
Swap agreements transactions	13,008,373
Foreign currency transactions	(10,771,250)

(542,082,924)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $38,243)	(361,902,970)
Futures	4,048,704
Forward and cross currency contracts	(1,885,480)
Options written	(203,880)
Swap agreements	10,371,470
Foreign currencies	2,852,824
Unfunded loan commitment	(12,310)

(346,731,642)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(888,814,566)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(778,336,082)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$110,478,484	$56,594,604
Net realized gain (loss) on investment and foreign currency transactions	(542,146,290)	54,829,812
Net capital gain distributions received	63,366	—
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(346,731,642)	(193,203,801)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(778,336,082)	(81,779,385)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [56,801,081 and 21,832,842 shares, respectively]	719,219,210	322,136,279
Net asset value of shares issued in merger [280,427,697 and 0 shares, respectively]	3,970,856,187	—
Portfolio shares purchased [180,222,780 and 150,548,739 shares, respectively]	(2,332,618,207)	(2,250,152,525)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	2,357,457,190	(1,928,016,246)

TOTAL INCREASE (DECREASE)	1,579,121,108	(2,009,795,631)
NET ASSETS:
Beginning of year	2,302,617,717	4,312,413,348

End of year	$3,881,738,825	$2,302,617,717

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.86	$15.20	$14.06	$12.52		$12.81

Income (Loss) From Investment Operations:
Net investment income (loss)	0.34	0.25	0.35	0.43		0.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.76)	(0.59)	0.79	1.11		(0.70)

Total from investment operations	(2.42)	(0.34)	1.14	1.54		(0.29)

Capital Contributions	—	—	—	—	(b)(c)(d)	—	(c)(d)

Net Asset Value, end of year	$12.44	$14.86	$15.20	$14.06		$12.52

Total Return(e)	(16.29)%	(2.24)%	8.11%	12.30	%(f)	(2.26	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,882	$2,303	$4,312	$3,747		$3,770
Average net assets (in millions)	$4,299	$3,366	$3,729	$3,960		$3,308
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.69%	0.77%	0.77%	0.75%		0.75%
Expenses before waivers and/or expense reimbursement	0.73%	0.77%	0.77%	0.77%		0.77%
Net investment income (loss)	2.57%	1.68%	2.40%	3.25%		3.33%
Portfolio turnover rate(h)(i)	408%	106%	234%	235%		251%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS — 30.0%
BOS
4.3%, dated 12/30/22, due 01/03/23 in the amount of $65,031,056 collateralized by GNMA (coupon rates 2.500%-5.500%, maturity dates 06/20/47-12/20/52) with the aggregate value, including accrued interest, of $66,300,001		65,000	$65,000,000
CAG
4.3%, dated 12/30/22, due 01/03/23 in the amount of $5,578,664 collateralized by U.S. Treasury Securities (coupon rate 4.125%, maturity date 10/31/27) with the aggregate value, including accrued interest, of $5,687,617		5,576	5,576,000
CIBC
4.3%, dated 12/15/22, due 02/02/23 in the amount of $20,117,056 collateralized by U.S. Treasury Securities (coupon rates 0.000%-4.125%, maturity dates 02/21/23-11/15/46) with the aggregate value, including accrued interest, of $20,446,297		20,000	20,000,000
GS
4.3%, dated 12/28/22, due 01/04/23 in the amount of $35,029,264 collateralized by FHLMC (coupon rate 4.000%, maturity dates 02/01/44-05/01/52), FNMA (coupon rates 1.500%-3.000%, maturity dates 11/01/32-12/01/51) and GNMA (coupon rate 5.000%, maturity date 09/20/52) with the aggregate value, including accrued interest, of $35,700,000		35,000	35,000,000
ING
4.31%, dated 12/15/22, due 02/02/23 in the amount of $20,117,328 collateralized by FHLMC (coupon rates 4.000%-5.500%, maturity dates 09/01/48-11/01/52) and FNMA (coupon rates 2.000%-6.500%, maturity dates 06/01/33-05/01/58) with the aggregate value, including accrued interest, of $20,400,000		20,000	20,000,000
4.31%, dated 12/15/22, due 02/03/23 in the amount of $20,119,722 collateralized by FHLMC (coupon rates 2.500%-5.500%, maturity dates 04/01/28-11/01/52), FNMA (coupon rates 2.000%-6.000%, maturity dates 09/01/35-05/01/58) and GNMA (coupon rate 5.500%, maturity date 09/20/52) with the aggregate value, including accrued interest, of $20,400,001		20,000	20,000,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS (continued)
NWS
4.28%, dated 12/28/22, due 01/04/23 in the amount of $20,016,644 collateralized by U.S. Treasury Securities (coupon rates 3.125%-3.875%, maturity dates 08/15/25-11/30/27) with the aggregate value, including accrued interest, of $20,416,977		20,000	$20,000,000
SSB
4.3%, dated 12/30/22, due 01/03/23 in the amount of $40,019,111 collateralized by U.S. Treasury Securities (coupon rate 0.125%, maturity date 05/15/23) with the aggregate value, including accrued interest, of $40,806,455		40,000	40,000,000
TDM
4.3%, dated 12/30/22, due 01/03/23 in the amount of $65,031,056 collateralized by U.S. Treasury Securities (coupon rates 0.625%-2.750%, maturity dates 11/30/26-02/15/31) with the aggregate value, including accrued interest, of $66,300,045		65,000	65,000,000

TOTAL REPURCHASE AGREEMENTS (cost $290,576,000)			290,576,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 69.0%
Federal Farm Credit Bank, SOFR + 0.008% (Cap N/A, Floor 0.000%)
4.308%(c)	02/07/23	8,500	8,499,892
Federal Farm Credit Bank, SOFR + 0.015% (Cap N/A, Floor 0.000%)
4.315%(c)	05/02/23	9,500	9,499,839
Federal Farm Credit Bank, SOFR + 0.025%
4.325%(c)	10/27/23	11,100	11,099,453
Federal Farm Credit Bank, SOFR + 0.025% (Cap N/A, Floor 0.000%)
4.325%(c)	09/27/23	9,000	8,999,664
Federal Farm Credit Bank, SOFR + 0.035% (Cap N/A, Floor 0.000%)
4.335%(c)	05/12/23	10,500	10,500,191
Federal Farm Credit Bank, SOFR + 0.040% (Cap N/A, Floor 0.000%)
4.340%(c)	03/10/23	4,500	4,500,105
Federal Farm Credit Bank, SOFR + 0.050% (Cap N/A, Floor 0.000%)
4.350%(c)	11/09/23	2,825	2,825,363
Federal Farm Credit Bank, SOFR + 0.110% (Cap N/A, Floor 0.000%)
4.410%(c)	11/15/23	10,000	10,000,000
Federal Farm Credit Bank, SOFR + 0.120% (Cap N/A, Floor 0.000%)
4.420%(c)	09/14/23	7,150	7,150,000
Federal Home Loan Bank
4.011%(n)	01/06/23	12,000	11,993,333
4.110%(n)	01/27/23	23,000	22,932,364
4.210%(n)	02/06/23	14,000	13,941,480
4.228%(n)	02/08/23	18,300	18,218,755
4.260%(n)	02/15/23	14,500	14,423,603
4.289%(n)	02/17/23	36,000	35,800,250
4.400%(n)	02/22/23	18,000	17,886,380
4.417%(n)	03/01/23	18,000	17,871,144
4.480%(n)	03/15/23	17,750	17,590,551
4.495%(n)	03/22/23	17,500	17,327,139

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank, SOFR + 0.010% (Cap N/A, Floor 0.000%)
4.310%(c)	01/17/23	15,000	$14,999,912
Federal Home Loan Bank, SOFR + 0.015% (Cap N/A, Floor 0.000%)
4.315%(c)	02/08/23	8,500	8,499,933
Federal Home Loan Bank, SOFR + 0.020% (Cap N/A, Floor 0.000%)
4.320%(c)	01/12/23	18,000	18,000,000
4.320%(c)	01/24/23	14,000	14,000,000
Federal Home Loan Bank, SOFR + 0.025% (Cap N/A, Floor 0.000%)
4.325%(c)	01/25/23	10,500	10,500,032
Federal Home Loan Bank, SOFR + 0.030% (Cap N/A, Floor 0.000%)
4.330%(c)	01/19/23	17,500	17,500,000
4.330%(c)	02/28/23	17,500	17,500,000
4.330%(c)	03/21/23	14,000	14,000,000
Federal Home Loan Bank, SOFR + 0.040% (Cap N/A, Floor 0.000%)
4.340%(c)	01/30/23	3,000	2,999,999
4.340%(c)	01/30/23	17,500	17,500,000
4.340%(c)	02/10/23	18,000	18,000,000
4.340%(c)	02/17/23	14,250	14,250,000
4.340%(c)	10/06/23	9,000	9,000,000
Federal Home Loan Bank, SOFR + 0.045% (Cap N/A, Floor 0.000%)
4.345%(c)	03/03/23	14,250	14,250,000
Federal Home Loan Bank, SOFR + 0.050% (Cap N/A, Floor 0.000%)
4.350%(c)	02/08/23	9,000	9,000,000
4.350%(c)	03/03/23	9,000	9,000,000
4.350%(c)	06/27/23	17,750	17,750,000
Federal Home Loan Bank, SOFR + 0.055% (Cap N/A, Floor 0.000%)
4.355%(c)	04/04/23	17,750	17,750,000
Federal Home Loan Bank, SOFR + 0.060% (Cap N/A, Floor 0.000%)
4.360%(c)	04/10/23	11,000	11,000,000
4.360%(c)	04/18/23	4,000	4,000,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.360%(c)	05/01/23	18,000	$18,000,000
4.360%(c)	06/06/23	18,000	18,000,000
4.360%(c)	07/03/23	14,500	14,500,000
Federal Home Loan Bank, SOFR + 0.065% (Cap N/A, Floor 0.000%)
4.365%(c)	05/08/23	18,000	18,000,000
Federal Home Loan Bank, SOFR + 0.070% (Cap N/A, Floor 0.000%)
4.370%(c)	04/03/23	12,750	12,750,000
4.370%(c)	05/17/23	12,500	12,500,000
4.370%(c)	12/14/23	9,000	9,000,000
Federal Home Loan Bank, SOFR + 0.090% (Cap N/A, Floor 0.000%)
4.390%(c)	05/23/23	10,000	10,000,000
4.390%(c)	08/15/23	12,750	12,750,000
4.390%(c)	08/16/23	5,000	5,000,000
Federal Home Loan Bank, SOFR + 0.100% (Cap N/A, Floor 0.000%)
4.400%(c)	09/21/23	17,500	17,500,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $668,559,382)			668,559,382

TOTAL INVESTMENTS—99.0% (cost $959,135,382)			959,135,382

Other assets in excess of liabilities — 1.0%			10,142,074

NET ASSETS — 100.0%			$969,277,456

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(n)	Rate shown reflects yield to maturity at purchased date.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Short-Term Investments
Repurchase Agreements	$—	$290,576,000	$—
U.S. Government Agency Obligations	—	668,559,382	—

Total	$—	$959,135,382	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2022 were as follows:

U.S. Government Agency Obligations	69.0%
Repurchase Agreements	30.0

99.0
Other assets in excess of liabilities	1.0

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Repurchase Agreements	BOS	$65,000,000	$(65,000,000)	$—
Repurchase Agreements	CAG	5,576,000	(5,576,000)	—
Repurchase Agreements	CIBC	20,000,000	(20,000,000)	—
Repurchase Agreements	GS	35,000,000	(35,000,000)	—
Repurchase Agreements	ING	40,000,000	(40,000,000)	—
Repurchase Agreements	NWS	20,000,000	(20,000,000)	—
Repurchase Agreements	SSB	40,000,000	(40,000,000)	—
Repurchase Agreements	TDM	65,000,000	(65,000,000)	—

		$290,576,000

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2022	STATEMENT OF OPERATIONS Year Ended December 31, 2022

ASSETS
Investments, at value:	$668,559,382
Repurchase Agreements (cost $290,576,000)	290,576,000
Cash	654
Receivable for investments sold	9,000,000
Interest receivable	2,891,501
Receivable for Portfolio shares sold	1,247,884
Prepaid expenses	8,003

Total Assets	972,283,424

LIABILITIES
Payable for Portfolio shares purchased	2,834,802
Management fee payable	70,057
Accrued expenses and other liabilities	66,581
Distribution fee payable	33,161
Trustees’ fees payable	830
Affiliated transfer agent fee payable	537
Total Liabilities	3,005,968

NET ASSETS	$969,277,456

Net assets were comprised of:
Partners’ Equity	$969,277,456

Net asset value and redemption price per share, $969,277,456 / 968,599,898 outstanding shares of beneficial interest	$1.00

NET INVESTMENT INCOME (LOSS)
Interest income	$15,985,558

EXPENSES
Management fee	2,823,625
Distribution fee	2,353,021
Custodian and accounting fees	97,872
Legal fees and expenses	26,379
Audit fee	26,200
Trustees’ fees	23,110
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Shareholders’ reports	6,913
Miscellaneous	22,904

Total expenses	5,387,950
Less: Fee waiver and/or expense reimbursement	(1,225,511)

Net expenses	4,162,439

NET INVESTMENT INCOME (LOSS)	11,823,119

REALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions	4,299

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,827,418

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$11,823,119	$55
Net realized gain (loss) on investment transactions.	4,299	5,666

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,827,418	5,721

DISTRIBUTIONS	(11,828,697)	(5,666)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [573,797,542 and 448,316,255 shares, respectively]	573,797,542	448,316,255
Portfolio shares issued in reinvestment of distributions [11,828,697 and 5,666 shares, respectively]	11,828,697	5,666
Portfolio shares purchased [460,353,641 and 550,462,019 shares, respectively]	(460,353,641)	(550,462,019)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	125,272,598	(102,140,098)

TOTAL INCREASE (DECREASE)	125,271,319	(102,140,043)
NET ASSETS:
Beginning of year	844,006,137	946,146,180

End of year	$969,277,456	$844,006,137

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021		2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$1.00	$1.00		$1.00	$1.00		$1.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	0.01	—	(b)	— (b)	0.02		0.01
Less Dividends and Distributions	(0.01)	—	(b)	— (b)	(0.02)		(0.01)
Capital Contributions	—	—		—	—	(b)(c)	—

Net Asset Value, end of year	$1.00	$1.00		$1.00	$1.00		$1.00

Total Return(d)	1.22%	—	%(b)	0.22%	1.69	%(e)	1.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$969	$844		$946	$721		$757
Average net assets (in millions)	$941	$893		$903	$727		$744
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.44%	0.06%		0.27%	0.58%		0.57%
Expenses before waivers and/or expense reimbursement	0.57%	0.57%		0.57%	0.58%		0.59%
Net investment income (loss)	1.26%	—	%(b)	0.18%	1.66%		1.28%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST HIGH YIELD PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 96.2%
ASSET-BACKED SECURITIES — 0.9%
Collateralized Loan Obligations
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
5.715%(c)	02/20/30	1,639	$1,614,133
Voya CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1RR, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.099%(c)	04/17/30	1,659	1,634,773

TOTAL ASSET-BACKED SECURITIES (cost $3,273,979)			3,248,906

CONVERTIBLE BONDS — 0.1%
Media — 0.1%
Liberty Interactive LLC,
Sr. Unsec’d. Notes
3.750%	02/15/30	366	122,238
4.000%	11/15/29	500	169,540

			291,778

Telecommunications — 0.0%
Digicel Group Holdings Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A (original cost $8,409; purchased 06/23/20 - 10/01/22)(f)
7.000%	01/17/23(oo)	52	4,674

TOTAL CONVERTIBLE BONDS (cost $657,296)			296,452

CORPORATE BONDS — 78.5%
Advertising — 0.8%
Clear Channel Outdoor Holdings, Inc.,
Gtd. Notes, 144A
7.750%	04/15/28(a)	335	245,868
Sr. Sec’d. Notes, 144A
5.125%	08/15/27(a)	935	810,177
CMG Media Corp.,
Gtd. Notes, 144A
8.875%	12/15/27	845	635,776
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A
6.250%	06/15/25(a)	354	352,279
Stagwell Global LLC,
Gtd. Notes, 144A
5.625%	08/15/29	595	490,511
Summer BC Bidco B LLC,
Sr. Sec’d. Notes, 144A
5.500%	10/31/26	400	323,973

			2,858,584

Aerospace & Defense — 2.0%
Boeing Co. (The),
Sr. Unsec’d. Notes
5.805%	05/01/50	375	348,900
5.930%	05/01/60	450	413,222
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	02/15/28	575	532,093

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
7.125%	06/15/26(a)	175	$169,313
7.500%	12/01/24	1,040	1,038,735
7.500%	03/15/25	1,622	1,605,323
Howmet Aerospace, Inc.,
Sr. Unsec’d. Notes
5.950%	02/01/37	245	237,931
6.750%	01/15/28	308	312,143
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A
7.500%	04/15/25	320	316,224
TransDigm, Inc.,
Gtd. Notes
4.625%	01/15/29(a)	425	373,438
5.500%	11/15/27	405	380,317
Sr. Sec’d. Notes, 144A
6.250%	03/15/26	884	873,677
Triumph Group, Inc.,
Sr. Sec’d. Notes, 144A
8.875%	06/01/24(a)	366	372,711

			6,974,027

Agriculture — 0.2%
Darling Ingredients, Inc.,
Gtd. Notes, 144A
6.000%	06/15/30	450	441,037
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29	375	325,444

			766,481

Airlines — 1.0%
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A
11.750%	07/15/25	400	430,335
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26	605	581,804
5.750%	04/20/29	1,573	1,433,160
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	01/20/26	100	90,500
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	375	349,266
4.625%	04/15/29	725	632,717

			3,517,782

Apparel — 0.2%
Kontoor Brands, Inc.,
Gtd. Notes, 144A
4.125%	11/15/29	150	120,721
Levi Strauss & Co.,
Sr. Unsec’d. Notes, 144A
3.500%	03/01/31	200	159,294

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Apparel (cont’d.)
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29	600	$454,323

			734,338

Auto Manufacturers — 2.0%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
5.875%	06/01/29(a)	555	521,116
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	1,300	940,535
5.291%	12/08/46	394	302,986
7.400%	11/01/46	225	221,003
9.625%	04/22/30(a)	600	679,561
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.000%	11/13/30	289	237,362
4.125%	08/17/27(a)	1,590	1,420,830
4.271%	01/09/27	900	815,991
4.542%	08/01/26	893	824,061
Sr. Unsec’d. Notes, GMTN
4.389%	01/08/26	270	252,556
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
7.750%	10/15/25	375	346,926
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/01/28	525	399,181

			6,962,108

Auto Parts & Equipment — 1.3%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26	800	742,952
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	03/15/26(a)	221	207,442
6.500%	04/01/27(a)	575	521,315
6.875%	07/01/28(a)	225	200,764
Clarios Global LP/Clarios US Finance Co.,
Sr. Sec’d. Notes, 144A
6.250%	05/15/26(a)	437	426,512
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25	270	264,937
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30	200	161,165
4.500%	02/15/32	325	262,389
5.375%	11/15/27	420	389,489
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.250%	07/15/31(a)	1,015	830,664

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Parts & Equipment (cont’d.)
Titan International, Inc.,
Sr. Sec’d. Notes
7.000%	04/30/28	350	$332,883

			4,340,512

Banks — 0.1%
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)	200	170,957
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A
4.198%(ff)	06/01/32	200	148,162

			319,119

Biotechnology — 0.2%
Emergent BioSolutions, Inc.,
Gtd. Notes, 144A
3.875%	08/15/28	825	407,464
Grifols Escrow Issuer SA (Spain),
Sr. Unsec’d. Notes, 144A
4.750%	10/15/28	485	418,783

			826,247

Building Materials — 1.9%
Builders FirstSource, Inc.,
Gtd. Notes, 144A
5.000%	03/01/30(a)	460	410,072
6.375%	06/15/32	200	188,288
Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	08/01/28	200	183,456
Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	01/31/27	225	215,058
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28	1,039	950,146
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25(a)	390	325,806
4.875%	12/15/27	480	361,977
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30	125	100,625
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A
5.500%	02/01/30	625	502,207
PGT Innovations, Inc.,
Gtd. Notes, 144A
4.375%	10/01/29	410	343,431
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28	650	581,255
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
3.375%	01/15/31	200	151,217
4.375%	07/15/30	1,355	1,109,956

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
5.000%	02/15/27(a)	515	$476,339
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29(a)	625	582,268

			6,482,101

Chemicals — 2.3%
Ashland LLC,
Gtd. Notes
6.875%	05/15/43	400	389,813
ASP Unifrax Holdings, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	09/30/28	200	161,058
Sr. Unsec’d. Notes, 144A
7.500%	09/30/29(a)	125	79,418
Avient Corp.,
Sr. Unsec’d. Notes, 144A
7.125%	08/01/30(a)	285	280,329
Axalta Coating Systems LLC,
Gtd. Notes, 144A
3.375%	02/15/29(a)	339	281,320
Chemours Co. (The),
Gtd. Notes
5.375%	05/15/27(a)	504	464,445
Gtd. Notes, 144A
4.625%	11/15/29(a)	250	205,001
5.750%	11/15/28(a)	406	364,554
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A (original cost $677,321; purchased 08/07/17 - 04/05/19)(f)
6.750%	08/15/24(a)	687	550,766
Diamond BC BV,
Gtd. Notes, 144A
4.625%	10/01/29(a)	395	316,988
Element Solutions, Inc.,
Gtd. Notes, 144A
3.875%	09/01/28	480	409,720
INEOS Quattro Finance 2 PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.375%	01/15/26	300	270,000
Iris Holding, Inc.,
Sr. Unsec’d. Notes, 144A
10.000%	12/15/28	375	311,038
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
5.000%	05/01/25	623	585,620
5.250%	06/01/27	170	152,082
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
7.250%	04/01/25	218	200,520
SK Invictus Intermediate II Sarl (Luxembourg),
Sr. Sec’d. Notes, 144A
5.000%	10/30/29	340	278,712
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
13.000%	12/16/27	781	780,604

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
Gtd. Notes, 144A
5.125%	04/01/29	455	$294,713
5.375%	09/01/25	128	104,517
Tronox, Inc.,
Gtd. Notes, 144A
4.625%	03/15/29(a)	510	423,736
Valvoline, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31(a)	400	328,094
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A
5.750%	07/15/25	568	189,286
Sr. Sec’d. Notes, 144A
9.500%	07/01/25	325	221,813
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A
4.875%	06/15/27	485	429,659

			8,073,806

Coal — 0.1%
Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
10.750%	05/15/26	259	265,799

Commercial Services — 3.7%
ADT Security Corp. (The),
Sr. Sec’d. Notes, 144A
4.875%	07/15/32(a)	860	731,552
Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	03/01/28	100	91,657
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26	390	357,641
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29(a)	525	384,084
9.750%	07/15/27	962	844,422
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28	620	510,322
4.625%	06/01/28	400	324,000
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A
5.625%	04/15/26	150	135,885
AMN Healthcare, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29	150	129,233
4.625%	10/01/27	750	691,400
APi Group DE, Inc.,
Gtd. Notes, 144A
4.125%	07/15/29	505	426,963
4.750%	10/15/29	175	153,285
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
5.375%	03/01/29(a)	605	519,456
5.750%	07/15/27(a)	227	206,159

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Avis Budget Finance PLC,
Gtd. Notes
4.750%	01/30/26	EUR	175	$174,395
Block, Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/31		635	506,843
Brink’s Co. (The),
Gtd. Notes, 144A
4.625%	10/15/27		250	228,643
Garda World Security Corp. (Canada),
Sr. Sec’d. Notes, 144A
4.625%	02/15/27(a)		350	309,750
Sr. Unsec’d. Notes, 144A
9.500%	11/01/27(a)		320	304,000
Gartner, Inc.,
Gtd. Notes, 144A
3.750%	10/01/30		305	264,455
Herc Holdings, Inc.,
Gtd. Notes, 144A
5.500%	07/15/27		449	418,601
Hertz Corp.,
Sr. Unsec’d. Notes, 144A
5.500%	10/15/24		484	14,520
6.000%	01/15/28		379	32,215
7.125%	08/01/26		255	21,675
Hertz Corp. (The),
Gtd. Notes, 144A
4.625%	12/01/26		640	536,225
5.000%	12/01/29		300	227,535
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
6.500%	05/15/29		700	591,922
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A
5.500%	09/01/28		450	351,193
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A
5.500%	04/15/29		275	242,481
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	04/15/26		520	501,066
Service Corp. International,
Sr. Unsec’d. Notes
5.125%	06/01/29(a)		635	597,777
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		400	326,741
4.875%	01/15/28(a)		1,155	1,094,375
5.250%	01/15/30		535	502,460
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	08/15/26		250	244,890

				12,997,821

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers — 0.9%
CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A
5.375%	10/31/26	200	$181,026
Condor Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.375%	02/15/30	290	234,199
NCR Corp.,
Gtd. Notes, 144A
5.000%	10/01/28	360	308,896
5.125%	04/15/29	625	522,684
5.750%	09/01/27	715	685,322
6.125%	09/01/29	215	201,029
Presidio Holdings, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	02/01/27	195	177,910
Seagate HDD Cayman,
Gtd. Notes
3.125%	07/15/29	650	494,813
Gtd. Notes, 144A
9.625%	12/01/32	165	180,972

			2,986,851

Cosmetics/Personal Care — 0.3%
Coty, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	04/15/26	465	443,224
Edgewell Personal Care Co.,
Gtd. Notes, 144A
5.500%	06/01/28(a)	660	617,884

			1,061,108

Distribution/Wholesale — 0.2%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28	500	425,670
Wesco Aircraft Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
9.000%	11/15/26(a)	457	293,169

			718,839

Diversified Financial Services — 2.3%
Bread Financial Holdings, Inc.,
Gtd. Notes, 144A
4.750%	12/15/24	125	110,608
Coinbase Global, Inc.,
Gtd. Notes, 144A
3.375%	10/01/28	275	145,281
Global Aircraft Leasing Co. Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	09/15/24(a)	508	431,709
goeasy Ltd. (Canada),
Gtd. Notes, 144A
4.375%	05/01/26	200	176,000
Home Point Capital, Inc.,
Gtd. Notes, 144A
5.000%	02/01/26	100	68,357

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	08/15/28	450	$367,484
LD Holdings Group LLC,
Gtd. Notes, 144A
6.125%	04/01/28	425	253,719
LFS Topco LLC,
Gtd. Notes, 144A
5.875%	10/15/26	150	120,818
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.125%	12/15/30	700	538,272
6.000%	01/15/27(a)	407	365,062
Navient Corp.,
Sr. Unsec’d. Notes
5.500%	03/15/29(a)	475	389,545
Sr. Unsec’d. Notes, MTN
6.125%	03/25/24	320	314,920
OneMain Finance Corp.,
Gtd. Notes
3.875%	09/15/28	250	198,901
4.000%	09/15/30(a)	425	317,680
6.625%	01/15/28(a)	645	594,719
7.125%	03/15/26	1,848	1,757,114
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29	425	332,208
5.375%	10/15/25	225	203,858
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A
3.625%	03/01/29(a)	876	695,077
3.875%	03/01/31	230	177,626
VistaJet Malta Finance PLC/XO Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A
6.375%	02/01/30(a)	300	239,813
7.875%	05/01/27(a)	375	338,437

			8,137,208

Electric — 3.0%
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31	276	223,170
5.250%	06/01/26	185	176,435
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29	125	107,714
5.000%	02/01/31	500	421,202
5.125%	03/15/28	3,241	2,901,108
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders,
Sub. Notes, 144A, Cash coupon 13.000% or PIK N/A
13.000%	06/01/24	543	324,053
NRG Energy, Inc.,
Gtd. Notes, 144A
3.625%	02/15/31(a)	1,925	1,472,874
3.875%	02/15/32	250	188,487
5.250%	06/15/29	752	664,387

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
PG&E Corp.,
Sr. Sec’d. Notes
5.000%	07/01/28(a)	1,850	$1,692,887
Pike Corp.,
Gtd. Notes, 144A
5.500%	09/01/28	395	345,271
Vistra Corp.,
Jr. Sub. Notes, 144A
8.000%(ff)	10/15/26(oo)	575	549,874
Vistra Operations Co. LLC,
Gtd. Notes, 144A
4.375%	05/01/29	745	642,795
5.625%	02/15/27(a)	582	555,827

			10,266,084

Electrical Components & Equipment — 0.5%
Energizer Holdings, Inc.,
Gtd. Notes, 144A
4.375%	03/31/29(a)	485	412,265
4.750%	06/15/28	625	543,936
6.500%	12/31/27	200	190,769
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.250%	06/15/28	430	435,957

			1,582,927

Electronics — 0.5%
Coherent Corp.,
Gtd. Notes, 144A
5.000%	12/15/29(a)	585	506,160
Imola Merger Corp.,
Sr. Sec’d. Notes, 144A
4.750%	05/15/29	416	360,439
Likewize Corp.,
Sr. Sec’d. Notes, 144A
9.750%	10/15/25	530	488,609
Sensata Technologies, Inc.,
Gtd. Notes, 144A
4.375%	02/15/30(a)	420	369,455

			1,724,663

Engineering & Construction — 0.4%
Dycom Industries, Inc.,
Gtd. Notes, 144A
4.500%	04/15/29(a)	415	363,300
Global Infrastructure Solutions, Inc.,
Gtd. Notes, 144A
5.625%	06/01/29	600	467,850
MasTec, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	08/15/29	280	251,313
Weekley Homes LLC/Weekley Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	09/15/28(a)	495	416,297

			1,498,760

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment — 2.5%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%
10.000%	06/15/26	426	$176,662
Boyne USA, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	05/15/29(a)	465	416,338
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25	655	637,263
Sr. Unsec’d. Notes, 144A
8.125%	07/01/27	350	344,210
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/26	400	376,528
Cedar Fair LP,
Gtd. Notes
5.250%	07/15/29	95	85,655
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC,
Sr. Sec’d. Notes, 144A
5.500%	05/01/25(a)	338	333,985
Cinemark USA, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	05/01/25	465	471,976
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26	475	468,397
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	02/15/29	275	250,093
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
5.625%	03/15/26	398	377,910
Sr. Sec’d. Notes, 144A
6.500%	05/15/27(a)	930	910,100
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A
4.875%	05/01/29	325	277,703
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A
6.625%	11/15/27(a)	200	172,500
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
4.125%	07/01/29(a)	225	177,997
5.625%	01/15/27	700	634,138
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A
5.875%	09/01/31	400	282,187
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	03/01/30	325	274,432
Scientific Games International, Inc.,
Gtd. Notes, 144A
7.250%	11/15/29	200	191,907

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24	40	$38,549
5.500%	04/15/27(a)	230	207,233
Six Flags Theme Parks, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	07/01/25	225	226,883
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
3.875%	07/15/30(a)	240	206,828
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29	943	808,707
Sr. Unsec’d. Notes, 144A
7.750%	04/15/25(a)	405	403,234

			8,751,415

Environmental Control — 0.6%
GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A
4.000%	08/01/28(a)	700	598,500
4.375%	08/15/29(a)	387	327,015
4.750%	06/15/29	405	353,484
Madison IAQ LLC,
Sr. Unsec’d. Notes, 144A
5.875%	06/30/29	435	299,210
Stericycle, Inc.,
Gtd. Notes, 144A
3.875%	01/15/29(a)	495	432,115

			2,010,324

Food Service — 0.1%
Aramark Services, Inc.,
Gtd. Notes, 144A
5.000%	04/01/25	375	366,657

Foods — 1.7%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	03/15/29	200	167,708
4.625%	01/15/27	1,845	1,716,900
5.875%	02/15/28	25	23,784
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25	125	110,123
5.250%	09/15/27	625	479,575
C&S Group Enterprises LLC,
Gtd. Notes, 144A
5.000%	12/15/28	200	150,709
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A
7.500%	04/15/25(a)	200	194,764
Sr. Sec’d. Notes, 144A
4.625%	11/15/28	125	110,329
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.875%	05/15/28	185	175,380

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	11/04/27	GBP	175	$160,706
New Albertsons LP,
Sr. Unsec’d. Notes
7.750%	06/15/26		65	66,001
Performance Food Group, Inc.,
Gtd. Notes, 144A
5.500%	10/15/27(a)		561	532,930
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
4.250%	04/15/31		525	446,868
Post Holdings, Inc.,
Gtd. Notes, 144A
4.625%	04/15/30(a)		425	366,663
5.500%	12/15/29(a)		981	888,767
5.625%	01/15/28		15	14,177
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31		175	147,816

				5,753,200

Gas — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.750%	05/20/27		123	114,987
5.875%	08/20/26		1,278	1,216,109

				1,331,096

Healthcare-Products — 0.7%
Avantor Funding, Inc.,
Gtd. Notes, 144A
4.625%	07/15/28(a)		452	410,431
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		1,064	857,540
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)		1,265	1,005,396

				2,273,367

Healthcare-Services — 3.7%
Acadia Healthcare Co., Inc.,
Gtd. Notes, 144A
5.500%	07/01/28(a)		587	557,259
Centene Corp.,
Sr. Unsec’d. Notes
3.375%	02/15/30		300	253,904
4.625%	12/15/29		712	652,868
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A
4.750%	02/15/31		1,675	1,219,082
5.625%	03/15/27(a)		460	394,691
DaVita, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		2,229	1,662,438
4.625%	06/01/30		584	470,653

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Encompass Health Corp.,
Gtd. Notes
4.500%	02/01/28(a)	845	$767,142
LifePoint Health, Inc.,
Gtd. Notes, 144A
5.375%	01/15/29	2,000	1,132,252
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25	675	571,281
Syneos Health, Inc.,
Gtd. Notes, 144A
3.625%	01/15/29(a)	330	262,927
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
6.250%	02/01/27	1,054	1,012,374
Sr. Sec’d. Notes, 144A
4.250%	06/01/29	2,150	1,861,492
4.375%	01/15/30	200	173,278
4.875%	01/01/26	950	905,091
6.125%	06/15/30	175	166,673
Sr. Unsec’d. Notes
6.875%	11/15/31	850	767,972

			12,831,377

Home Builders — 2.2%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
4.625%	08/01/29	650	529,576
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27	525	462,994
7.250%	10/15/29	650	581,662
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
4.875%	02/15/30	600	463,500
6.250%	09/15/27	450	399,645
Century Communities, Inc.,
Gtd. Notes, 144A
3.875%	08/15/29(a)	400	314,405
Forestar Group, Inc.,
Gtd. Notes, 144A
3.850%	05/15/26	325	288,970
5.000%	03/01/28	300	258,862
KB Home,
Gtd. Notes
4.800%	11/15/29	736	640,716
7.250%	07/15/30	250	242,785
M/I Homes, Inc.,
Gtd. Notes
3.950%	02/15/30	100	81,392
4.950%	02/01/28	475	421,941
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30(a)	800	650,000

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes
4.750%	02/15/28	325	$283,997
4.750%	04/01/29	50	42,146
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A
7.500%	02/15/26	412	357,549
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.750%	01/15/28	700	657,732
5.875%	06/15/27	200	192,468
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30	495	430,707
Tri Pointe Homes, Inc.,
Gtd. Notes
5.700%	06/15/28	520	473,563

			7,774,610

Home Furnishings — 0.2%
Tempur Sealy International, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29(a)	1,010	848,035

Household Products/Wares — 0.7%
ACCO Brands Corp.,
Gtd. Notes, 144A
4.250%	03/15/29(a)	925	763,492
Central Garden & Pet Co.,
Gtd. Notes
4.125%	10/15/30(a)	550	452,603
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A
7.000%	12/31/27(a)	525	430,500
Sr. Sec’d. Notes, 144A
5.000%	12/31/26	125	107,500
Spectrum Brands, Inc.,
Gtd. Notes, 144A
5.000%	10/01/29	340	297,410
5.500%	07/15/30	544	482,871

			2,534,376

Housewares — 0.5%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/36	330	285,151
6.625%	09/15/29	245	241,817
Scotts Miracle-Gro Co. (The),
Gtd. Notes
4.000%	04/01/31	450	345,556
4.375%	02/01/32	200	152,918
4.500%	10/15/29(a)	746	604,304
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	10/01/29	250	144,975

			1,774,721

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance — 0.1%
BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A
5.875%	04/15/29	275	$236,397

Internet — 0.5%
Arches Buyer, Inc.,
Sr. Sec’d. Notes, 144A
4.250%	06/01/28	665	521,571
Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A
3.875%	09/15/27	250	207,577
Sr. Unsec’d. Notes, 144A
5.625%	09/15/28	275	205,798
Photo Holdings Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	10/01/26	275	158,029
Uber Technologies, Inc.,
Gtd. Notes, 144A
7.500%	09/15/27	655	655,460

			1,748,435

Investment Companies — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
5.250%	05/15/27	790	724,428

Iron/Steel — 0.7%
ATI, Inc.,
Sr. Unsec’d. Notes
5.875%	12/01/27	630	602,120
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	01/31/29	479	458,479
Carpenter Technology Corp.,
Sr. Unsec’d. Notes
6.375%	07/15/28	350	333,463
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A
4.625%	03/01/29(a)	197	176,238
Sr. Sec’d. Notes, 144A
6.750%	03/15/26	440	441,783
Commercial Metals Co.,
Sr. Unsec’d. Notes
4.125%	01/15/30	325	286,387
United States Steel Corp.,
Sr. Unsec’d. Notes
6.875%	03/01/29(a)	270	262,249

			2,560,719

Leisure Time — 1.1%
Carnival Corp.,
Sec’d. Notes, 144A
9.875%	08/01/27	340	321,725
10.500%	02/01/26(a)	250	249,690
Sr. Sec’d. Notes, 144A
4.000%	08/01/28	1,180	957,759
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A
9.250%	01/15/29(a)	840	863,184

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Leisure Time (cont’d.)
Sr. Sec’d. Notes, 144A
8.250%	01/15/29	(a)	485	$486,212
11.500%	06/01/25	(a)	310	332,283
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27		50	41,000
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A
5.625%	02/15/29		150	120,750
Vista Outdoor, Inc.,
Gtd. Notes, 144A
4.500%	03/15/29		640	471,436

				3,844,039

Lodging — 1.7%
Boyd Gaming Corp.,
Gtd. Notes
4.750%	12/01/27	(a)	345	321,250
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.875%	01/15/30	(a)	414	375,632
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27	(a)	365	347,792
Marriott Ownership Resorts, Inc.,
Gtd. Notes
4.750%	01/15/28	(a)	482	418,875
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26		795	728,156
4.750%	10/15/28		1,015	886,164
5.750%	06/15/25		515	500,507
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
2.800%	03/08/27		550	465,438
Station Casinos LLC,
Gtd. Notes, 144A
4.500%	02/15/28	(a)	730	633,510
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A
5.875%	05/15/25		225	210,399
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.500%	03/01/25	(a)	510	485,951
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.125%	12/15/29	(a)	400	319,636
5.625%	08/26/28	(a)	300	253,467

				5,946,777

Machinery-Construction & Mining — 0.2%
Terex Corp.,
Gtd. Notes, 144A
5.000%	05/15/29		375	336,961

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Construction & Mining (cont’d.)
Vertiv Group Corp.,
Sr. Sec’d. Notes, 144A
4.125%	11/15/28	(a)	255	$217,591

				554,552

Machinery-Diversified — 0.6%
Chart Industries, Inc.,
Gtd. Notes, 144A
9.500%	01/01/31		75	76,919
Sr. Sec’d. Notes, 144A
7.500%	01/01/30		615	617,552
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	12/15/28		300	247,682
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A
10.125%	08/01/24		1,014	981,355
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A
5.250%	07/15/27		200	176,500

				2,100,008

Media — 8.7%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
5.000%	01/15/28		960	778,800
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32		1,831	1,457,479
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31		2,040	1,637,865
4.500%	06/01/33		974	750,056
4.750%	03/01/30	(a)	3,056	2,639,431
5.000%	02/01/28	(a)	1,314	1,194,089
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31		990	645,826
5.375%	02/01/28	(a)	715	576,350
5.500%	04/15/27	(a)	795	669,039
6.500%	02/01/29		620	508,695
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30		1,188	653,744
5.750%	01/15/30		1,450	819,865
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $4,286,225; purchased 07/18/19 - 05/19/21)(f)
6.625%	08/15/27		5,020	56,148
Sec’d. Notes, 144A (original cost $1,936,441; purchased 07/18/19 - 08/30/22)(f)
5.375%	08/15/26		2,734	325,507
Directv Financing LLC/Directv Financing Co-Obligor, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	08/15/27		185	165,903
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29		1,140	735,427
5.875%	11/15/24	(a)	1,529	1,426,094

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
7.750%	07/01/26	3,431	$2,768,838
Sr. Sec’d. Notes, 144A
5.250%	12/01/26	605	510,335
Gannett Holdings LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/26(a)	455	371,185
Gray Television, Inc.,
Gtd. Notes, 144A
4.750%	10/15/30(a)	370	267,715
5.875%	07/15/26	168	149,678
7.000%	05/15/27	275	244,254
iHeartCommunications, Inc.,
Gtd. Notes
8.375%	05/01/27(a)	703	598,608
Sr. Sec’d. Notes, 144A
5.250%	08/15/27	206	174,374
News Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	05/15/29	605	524,235
Nexstar Media, Inc.,
Gtd. Notes, 144A
4.750%	11/01/28(a)	527	456,560
5.625%	07/15/27(a)	690	633,728
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	09/15/26	595	437,291
Sr. Unsec’d. Notes, 144A
6.500%	09/15/28	685	287,093
Scripps Escrow II, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	01/15/29	580	471,885
Scripps Escrow, Inc.,
Gtd. Notes, 144A
5.875%	07/15/27	95	85,082
Sinclair Television Group, Inc.,
Sr. Sec’d. Notes, 144A
4.125%	12/01/30	410	306,110
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.125%	07/01/30(a)	612	505,598
5.000%	08/01/27(a)	513	474,700
5.500%	07/01/29(a)	915	835,944
TEGNA, Inc.,
Gtd. Notes
5.000%	09/15/29(a)	650	615,340
TPC Holdings, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon N/A or PIK 17.000%
17.000%	06/18/28	479	479,587
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25	850	809,761
6.625%	06/01/27	1,280	1,236,209
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.125%	04/15/27(a)	715	673,887

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	05/15/29(a)	640	$573,024
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.000%	01/15/32	650	522,437

			30,053,776

Mining — 1.6%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
5.500%	12/15/27(a)	615	592,975
Arconic Corp.,
Sec’d. Notes, 144A
6.125%	02/15/28(a)	635	596,871
Constellium SE,
Gtd. Notes, 144A
5.625%	06/15/28(a)	250	228,750
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A
6.250%	09/01/29	275	241,398
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
6.500%	03/01/24	250	245,093
7.500%	04/01/25(a)	1,125	1,094,625
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.500%	09/15/27	330	303,912
Hecla Mining Co.,
Gtd. Notes
7.250%	02/15/28	215	212,153
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A
4.500%	04/01/26	300	271,875
6.125%	04/01/29(a)	355	322,163
Kaiser Aluminum Corp.,
Gtd. Notes, 144A
4.625%	03/01/28(a)	625	547,923
New Gold, Inc. (Canada),
Gtd. Notes, 144A
7.500%	07/15/27	385	337,356
Novelis Corp.,
Gtd. Notes, 144A
3.875%	08/15/31(a)	275	225,026
4.750%	01/30/30(a)	500	442,062

			5,662,182

Miscellaneous Manufacturing — 0.2%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27	375	358,195
Sr. Unsec’d. Notes, 144A
4.625%	05/15/30	220	188,014

			546,209

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas — 4.5%
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.250%	02/15/26	300	$297,908
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes
7.875%	12/15/24^(d)	5,175	35,190
Antero Resources Corp.,
Gtd. Notes, 144A
5.375%	03/01/30	175	162,207
8.375%	07/15/26	628	656,557
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26	350	340,755
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A
9.750%	11/01/26	270	287,239
Baytex Energy Corp. (Canada),
Sr. Unsec’d. Notes, 144A
8.750%	04/01/27(a)	420	426,641
Chesapeake Energy Corp.,
Gtd. Notes, 144A
6.750%	04/15/29(a)	1,105	1,076,020
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
6.375%	06/15/26	75	72,095
7.000%	06/15/25	50	48,875
CNX Resources Corp.,
Gtd. Notes, 144A
7.250%	03/14/27	498	496,475
Comstock Resources, Inc.,
Gtd. Notes, 144A
5.875%	01/15/30(a)	475	410,773
6.750%	03/01/29	655	591,364
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	05/01/29	175	156,870
Encino Acquisition Partners Holdings LLC,
Gtd. Notes, 144A
8.500%	05/01/28	270	245,979
Gulfport Energy Corp.,
Gtd. Notes
8.000%	05/17/26	545	539,840
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29	575	513,802
6.000%	04/15/30	200	178,982
6.000%	02/01/31	325	275,884
6.250%	11/01/28	561	508,960
6.250%	04/15/32	275	236,256
Laredo Petroleum, Inc.,
Gtd. Notes
9.500%	01/15/25	165	163,557
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
5.875%	02/01/29(a)	425	399,734
7.125%	02/01/27(a)	250	254,687

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Nabors Industries Ltd.,
Gtd. Notes, 144A
7.250%	01/15/26	695	$655,343
7.500%	01/15/28	575	520,375
Nabors Industries, Inc.,
Gtd. Notes, 144A
7.375%	05/15/27	25	24,496
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.625%	09/01/30(a)	250	258,321
8.875%	07/15/30	227	256,337
Parkland Corp. (Canada),
Gtd. Notes, 144A
4.625%	05/01/30(a)	575	478,687
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A
7.125%	01/15/26	355	347,012
Range Resources Corp.,
Gtd. Notes, 144A
4.750%	02/15/30(a)	993	878,507
SM Energy Co.,
Sr. Unsec’d. Notes
5.625%	06/01/25	340	328,453
6.625%	01/15/27	190	183,141
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32(a)	725	619,028
5.375%	02/01/29	570	527,949
5.375%	03/15/30	375	341,038
7.750%	10/01/27(a)	320	330,400
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.500%	05/15/29	200	174,935
4.500%	04/30/30	400	347,364
6.000%	04/15/27(a)	415	409,749
Transocean Pontus Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	08/01/25	243	238,179
Transocean Poseidon Ltd.,
Sr. Sec’d. Notes, 144A
6.875%	02/01/27	135	130,874
Transocean, Inc.,
Gtd. Notes, 144A
8.000%	02/01/27	150	121,763
11.500%	01/30/27	138	137,785

			15,686,386

Oil & Gas Services — 0.1%
Oceaneering International, Inc.,
Sr. Unsec’d. Notes
4.650%	11/15/24	345	331,439
Telford Offshore Ltd. (United Arab Emirates),
Sec’d. Notes, Cash coupon 12.000% or PIK N/A
12.000%	–(rr)	689	344

			331,783

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers — 2.4%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	06/30/27	800	$551,870
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes, 144A
5.250%	08/15/27	800	581,520
Sr. Sec’d. Notes, 144A
4.125%	08/15/26	470	405,657
Sr. Unsec’d. Notes, 144A
5.250%	08/15/27(a)	375	281,378
Canpack SA/Canpack US LLC (Poland),
Gtd. Notes, 144A
3.875%	11/15/29	635	498,872
Graham Packaging Co., Inc.,
Gtd. Notes, 144A
7.125%	08/15/28	405	338,530
Intelligent Packaging Holdco Issuer LP (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%
9.000%	01/15/26	400	276,000
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A
6.000%	09/15/28	550	439,312
LABL, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	11/01/28	525	449,013
6.750%	07/15/26	330	313,246
Sr. Unsec’d. Notes, 144A
8.250%	11/01/29	225	179,512
10.500%	07/15/27(a)	365	338,719
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/24	593	576,963
Sr. Unsec’d. Notes, 144A
7.250%	04/15/25(a)	365	337,861
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
6.625%	05/13/27(a)	711	692,014
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	10/15/28	350	312,803
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC,
Sr. Sec’d. Notes, 144A
4.000%	10/15/27	531	471,458
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A
6.625%	11/01/25	50	44,009
9.250%	08/01/24	100	95,124
TriMas Corp.,
Gtd. Notes, 144A
4.125%	04/15/29(a)	600	526,348
Trivium Packaging Finance BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	08/15/26(a)	650	596,375

			8,306,584

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals — 2.7%
AdaptHealth LLC,
Gtd. Notes, 144A
4.625%	08/01/29	800	$670,560
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27	1,293	678,900
9.250%	04/01/26	1,377	970,102
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	425	206,176
5.000%	02/15/29	196	94,080
5.250%	01/30/30	2,211	1,056,703
5.250%	02/15/31	812	391,595
6.250%	02/15/29	1,950	940,875
9.000%	12/15/25(a)	908	716,548
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
6.400%	08/28/28(a)	365	347,181
Embecta Corp.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/30	375	314,336
6.750%	02/15/30	75	67,677
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Sec’d. Notes, 144A
9.500%	07/31/27(d)	72	10,080
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A
4.375%	01/15/29	270	240,948
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (Luxembourg),
Sec’d. Notes, 144A
10.000%	06/15/29	61	32,787
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	524	463,959
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31(a)	675	584,702
Owens & Minor, Inc.,
Gtd. Notes, 144A
4.500%	03/31/29(a)	495	393,400
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A
7.750%	11/15/25	325	261,698
Par Pharmaceutical, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/01/27(d)	762	579,141
Prestige Brands, Inc.,
Gtd. Notes, 144A
5.125%	01/15/28(a)	320	302,263

			9,323,711

Pipelines — 3.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29(a)	375	343,022
5.750%	01/15/28	1,246	1,161,138

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.625%	07/15/26	265	$256,225
Buckeye Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/27	400	350,559
Sr. Unsec’d. Notes, 144A
4.500%	03/01/28	188	165,181
Cheniere Energy Partners LP,
Gtd. Notes
3.250%	01/31/32	650	517,732
CNX Midstream Partners LP,
Gtd. Notes, 144A
4.750%	04/15/30	125	103,184
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
5.750%	04/01/25	346	336,689
Gtd. Notes, 144A
5.625%	05/01/27	85	79,249
8.000%	04/01/29	370	369,384
DT Midstream, Inc.,
Gtd. Notes, 144A
4.375%	06/15/31	595	497,633
EnLink Midstream Partners LP,
Jr. Sub. Notes, Series C, 3 Month LIBOR + 4.110%
8.879%(c)	01/30/23(oo)	505	419,360
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/26(a)	870	774,635
Sr. Unsec’d. Notes, 144A
4.500%	01/15/29	155	131,132
6.000%	07/01/25	100	97,143
6.500%	07/01/27	355	339,397
7.500%	06/01/27	50	48,984
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
6.250%	05/15/26(a)	474	434,619
8.000%	01/15/27	180	169,409
Global Partners LP/GLP Finance Corp.,
Gtd. Notes
6.875%	01/15/29	350	317,003
7.000%	08/01/27	10	9,543
Hess Midstream Operations LP,
Gtd. Notes, 144A
4.250%	02/15/30	615	527,384
Holly Energy Partners LP/Holly Energy Finance Corp.,
Gtd. Notes, 144A
6.375%	04/15/27	565	557,579
Kinetik Holdings LP,
Gtd. Notes, 144A
5.875%	06/15/30(a)	400	374,858
NGL Energy Operating LLC/NGL Energy Finance Corp.,
Sr. Sec’d. Notes, 144A
7.500%	02/01/26	475	423,087
NuStar Logistics LP,
Gtd. Notes
5.625%	04/28/27(a)	260	244,412

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
6.000%	06/01/26(a)	526	$508,027
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
4.800%	05/15/30(a)	205	179,289
6.875%	04/15/40	700	587,922
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	01/15/28	1,000	888,696
6.000%	03/01/27	1,160	1,084,600
6.000%	09/01/31	400	344,502
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	355	310,811
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.500%	03/01/28	192	175,945
5.500%	02/01/50	500	413,428

			13,541,761

Real Estate — 0.6%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A
7.875%	11/15/25	550	461,639
Howard Hughes Corp. (The),
Gtd. Notes, 144A
4.375%	02/01/31(a)	475	382,407
5.375%	08/01/28	355	319,632
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A
5.250%	04/15/29	675	570,276
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A
5.250%	04/15/30	275	200,525
5.750%	01/15/29	275	207,544

			2,142,023

Real Estate Investment Trusts (REITs) — 1.8%
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31	454	289,314
9.750%	06/15/25	362	347,128
Sr. Unsec’d. Notes
4.750%	05/01/24	25	21,578
4.750%	02/15/28	525	298,391
HAT Holdings I LLC/HAT Holdings II LLC,
Gtd. Notes, 144A
6.000%	04/15/25(a)	285	276,133
Iron Mountain, Inc.,
Gtd. Notes, 144A
5.250%	03/15/28	895	823,284
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.250%	10/01/25	365	343,807
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31	715	491,897
5.000%	10/15/27(a)	250	210,376

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
4.750%	10/15/27(a)		832	$756,316
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25		1,300	1,261,718
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
4.750%	04/15/28		195	155,729
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.750%	02/15/27(a)		555	504,599
4.500%	09/01/26		55	51,888
4.500%	01/15/28		320	292,644

				6,124,802

Retail — 4.3%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
4.000%	10/15/30(a)		1,018	825,038
Sr. Sec’d. Notes, 144A
3.875%	01/15/28		245	220,806
Asbury Automotive Group, Inc.,
Gtd. Notes, 144A
4.625%	11/15/29		475	400,766
At Home Group, Inc.,
Gtd. Notes, 144A
7.125%	07/15/29		500	290,252
Sr. Sec’d. Notes, 144A
4.875%	07/15/28		100	70,657
Bath & Body Works, Inc.,
Gtd. Notes
6.750%	07/01/36(a)		325	284,892
6.875%	11/01/35		711	632,054
7.500%	06/15/29		190	187,397
BCPE Ulysses Intermediate, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%
7.750%	04/01/27		75	46,410
Brinker International, Inc.,
Sr. Unsec’d. Notes
3.875%	05/15/23		250	247,695
Carrols Restaurant Group, Inc.,
Gtd. Notes, 144A
5.875%	07/01/29		225	157,686
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.375%	02/07/25	EUR	400	370,367
6.250%	10/30/25	EUR	473	442,497
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A (original cost $68,969; purchased 08/04/22 - 08/24/22)(f)
5.375%	04/01/26		75	68,335
Sr. Unsec’d. Notes, 144A (original cost $303,594; purchased 08/02/22 - 08/24/22)(f)
5.875%	04/01/29		350	287,007

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A
6.750%	01/15/30(a)	525	$423,800
Sr. Sec’d. Notes, 144A
4.625%	01/15/29	75	63,486
Foundation Building Materials, Inc.,
Gtd. Notes, 144A
6.000%	03/01/29	600	450,567
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29	100	71,162
3.875%	10/01/31(a)	1,215	857,162
Group 1 Automotive, Inc.,
Gtd. Notes, 144A
4.000%	08/15/28	322	273,764
LBM Acquisition LLC,
Gtd. Notes, 144A
6.250%	01/15/29	500	324,279
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/29	150	121,158
Lithia Motors, Inc.,
Sr. Unsec’d. Notes, 144A
3.875%	06/01/29(a)	405	333,797
Macy’s Retail Holdings LLC,
Gtd. Notes, 144A
5.875%	03/15/30(a)	355	308,575
Park River Holdings, Inc.,
Gtd. Notes, 144A
5.625%	02/01/29	1,150	781,147
Sr. Unsec’d. Notes, 144A
6.750%	08/01/29	75	52,334
Patrick Industries, Inc.,
Gtd. Notes, 144A
4.750%	05/01/29(a)	350	293,525
7.500%	10/15/27	75	72,955
Penske Automotive Group, Inc.,
Gtd. Notes
3.750%	06/15/29(a)	515	418,259
PetSmart, Inc./PetSmart Finance Corp.,
Sr. Sec’d. Notes, 144A
4.750%	02/15/28	1,070	969,608
Rite Aid Corp.,
Sr. Sec’d. Notes, 144A
8.000%	11/15/26	776	408,677
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	200	192,645
Sonic Automotive, Inc.,
Gtd. Notes, 144A
4.625%	11/15/29(a)	445	358,822
SRS Distribution, Inc.,
Gtd. Notes, 144A
6.000%	12/01/29	475	379,897
6.125%	07/01/29	370	300,310
Sr. Sec’d. Notes, 144A
4.625%	07/01/28(a)	365	326,035

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Staples, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/15/26	551	$474,316
Sr. Unsec’d. Notes, 144A
10.750%	04/15/27(a)	391	281,616
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	06/01/31	633	541,859
Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A
4.500%	03/15/29(a)	425	362,844
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A
6.875%	10/15/28	250	217,839
White Cap Parent LLC,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.250% or PIK N/A
8.250%	03/15/26	125	108,001
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
4.625%	01/31/32(a)	337	298,796
Sr. Unsec’d. Notes, 144A
4.750%	01/15/30	180	165,458

			14,764,552

Semiconductors — 0.3%
ams-OSRAM AG (Austria),
Sr. Unsec’d. Notes, 144a
7.000%	07/31/25(a)	595	559,300
Entegris, Inc.,
Gtd. Notes, 144A
4.375%	04/15/28	610	538,753

			1,098,053

Software — 0.5%
AthenaHealth Group, Inc.,
Sr. Unsec’d. Notes, 144A
6.500%	02/15/30	485	359,302
Black Knight InfoServ LLC,
Gtd. Notes, 144A
3.625%	09/01/28	600	523,198
Clarivate Science Holdings Corp.,
Gtd. Notes, 144A
4.875%	07/01/29(a)	250	212,571
Sr. Sec’d. Notes, 144A
3.875%	07/01/28(a)	245	212,540
SS&C Technologies, Inc.,
Gtd. Notes, 144A
5.500%	09/30/27(a)	530	498,943

			1,806,554

Telecommunications — 4.4%
Altice France Holding SA (Luxembourg),
Sr. Sec’d. Notes, 144A
10.500%	05/15/27(a)	517	394,212
Altice France SA (France),
Sr. Sec’d. Notes, 144A
5.500%	10/15/29	375	285,412

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
8.125%	02/01/27	330	$300,300
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27(a)	337	231,131
6.000%	06/15/25	138	125,588
CommScope, Inc.,
Gtd. Notes, 144A
8.250%	03/01/27(a)	732	572,698
Sr. Sec’d. Notes, 144A
6.000%	03/01/26(a)	691	637,720
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $769,774; purchased 05/22/20 - 04/08/21)(f)
8.000%	12/31/26	958	420,715
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $3,589,980; purchased 02/24/15 - 11/20/20)(f)
6.750%	03/01/23	4,638	1,762,440
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36	530	246,489
Frontier Communications Holdings LLC,
Sec’d. Notes
5.875%	11/01/29	46	35,499
Sr. Sec’d. Notes, 144A
5.875%	10/15/27(a)	920	856,251
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26(a)	630	588,051
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
6.500%	10/15/26	475	439,969
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
5.500%	08/01/23^(d)	1,270	1
Gtd. Notes, 144A
8.500%	10/15/24^(d)	275	—
9.750%	07/15/25^(d)	3,551	4
Sr. Sec’d. Notes, 144A
6.500%	03/15/30	1,235	1,104,078
Level 3 Financing, Inc.,
Gtd. Notes, 144A
4.625%	09/15/27(a)	900	751,085
Sr. Sec’d. Notes, 144A
3.400%	03/01/27	350	296,516
Lumen Technologies, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	02/15/27	475	404,655
Sr. Unsec’d. Notes, Series U
7.650%	03/15/42	325	214,094
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32	1,405	1,671,342
Sprint LLC,
Gtd. Notes
7.125%	06/15/24	1,000	1,020,316

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
7.625%	03/01/26(a)	1,500	$1,578,463
Telecom Italia Capital SA (Italy),
Gtd. Notes
6.000%	09/30/34	400	305,000
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24	255	241,245
Viasat, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	09/15/25	595	555,352
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	03/01/27(a)	60	44,467
Sr. Unsec’d. Notes, 144A
6.125%	03/01/28	275	156,822

			15,239,915

Transportation — 0.1%
XPO Escrow Sub LLC,
Gtd. Notes, 144A
7.500%	11/15/27	420	423,794

Trucking & Leasing — 0.1%
Fortress Transportation & Infrastructure Investors LLC,
Sr. Unsec’d. Notes, 144A
5.500%	05/01/28	325	277,011

TOTAL CORPORATE BONDS (cost $329,904,333)			272,388,794

FLOATING RATE AND OTHER LOANS — 5.0%
Advertising — 0.0%
Summer BC Holdco B Sarl (Luxembourg),
Additional Facility B2 (USD) Loan, 3 Month LIBOR + 4.500%
9.230%(c)	12/04/26	138	127,305

Auto Parts & Equipment — 0.2%
Adient US LLC,
Term B-1 Loan, 1 Month LIBOR + 3.250%
7.634%(c)	04/10/28	433	427,531
Dexko Global, Inc.,
First Lien Closing Date Dollar Term Loan, 3 Month SOFR + 3.750%
8.593%(c)	10/04/28	403	360,349

			787,880

Beverages — 0.1%
Triton Water Holdings, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.500%
8.230%(c)	03/31/28	319	295,316

Building Materials — 0.1%
ACProducts Holdings, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.250%
8.980%(c)	05/17/28	398	294,827

Chemicals — 0.1%
Olympus Water US Holding Corp.,
Initial Dollar Term Loan, 3 Month LIBOR + 3.750%
8.500%(c)	11/09/28	183	175,417

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Cosmetics/Personal Care — 0.4%
Conair Holdings LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%
8.480%(c)	05/17/28	693	$578,637
Sunshine Luxembourg VII Sarl (Luxembourg),
Term Loan B3 (USD), 3 Month LIBOR + 3.750%
8.480%(c)	10/01/26	742	709,858

			1,288,495

Electric — 0.1%
Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%
10.415%(c)	07/30/26	1,491	492,055

Entertainment — 0.1%
UFC Holdings LLC,
Term Loan B-3, 3 Month LIBOR + 2.750%
7.110%(c)	04/29/26	277	272,953

Environmental Control — 0.1%
Madison IAQ LLC,
Initial Term Loan, 3 Month LIBOR + 3.250%
7.988%(c)	06/21/28	368	341,441

Foods — 0.2%
Moran Foods LLC,
Term Loan
—%(p)	04/01/24	409	331,616
—%(p)	10/01/24	447	286,359

			617,975

Healthcare-Services — 0.2%
Phoenix Newco, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.250%
7.634%(c)	11/15/28	320	307,246
U.S. Renal Care, Inc.,
First Lien Term Loan B, 1 Month LIBOR + 5.000%
9.438%(c)	06/26/26	432	239,547

			546,793

Housewares — 0.1%
SWF Holdings I Corp.,
Initial Term Loan, 3 Month LIBOR + 4.000%
8.753%(c)	10/06/28	586	477,829

Insurance — 0.1%
Asurion LLC,
New B-4 Term Loan, 1 Month LIBOR + 5.250%
9.634%(c)	01/20/29	480	370,400

Internet — 0.0%
Shutterfly, Inc.,
First Lien 2021 Refinancing Term B Loans, 1 Month LIBOR + 5.000%
9.384%(c)	09/25/26	240	135,643

Machinery-Diversified — 0.1%
Titan Acquisition Ltd. (Canada),
Initial Term Loan, 6 Month LIBOR + 3.000%
7.730%(c)	03/28/25	98	91,202

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Machinery-Diversified (cont’d.)
Verticcal US Newco, Inc.,
Term Loan
—%(p)	07/31/27	276	$264,991

			356,193

Media — 0.4%
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.100%
12.317%(c)	05/25/26^	363	338,051
Second Lien Term loan, 1 Month SOFR + 3.350%
7.567%(c)	08/24/26	216	26,117
Directv Financing LLC,
Closing Date Term Loan, 1 Month LIBOR + 5.000%
9.384%(c)	08/02/27	524	507,835
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%
7.384%(c)	05/01/26	389	355,996

			1,227,999

Miscellaneous Manufacturing — 0.0%
FGI Operating Co. LLC,
Exit Term Loan - Non-PIK, 3 Month LIBOR + 10.000%
12.000%(c)	05/16/23^	20	2,074

Oil & Gas — 0.3%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
12.941%(c)	11/01/25	885	931,462

Packaging & Containers — 0.2%
Graham Packaging Co., Inc.,
New Term Loan, 1 Month LIBOR + 3.000%
7.384%(c)	08/04/27	356	349,276
LABL, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 5.000%
9.384%(c)	10/30/28	322	305,528

			654,804

Retail — 0.8%
Claire’s Stores, Inc.,
Term Loan B, 1 Month LIBOR + 6.500%
10.884%(c)	12/18/26	618	554,169
EG America LLC (United Kingdom),
Project Becker Additional Facility, 3 Month LIBOR + 4.250%
8.980%(c)	03/31/26	313	291,591
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month LIBOR + 3.750%
8.134%(c)	03/06/28	539	517,602
IRB Holding Corp.,
Term Loan
—%(p)	12/15/27	305	294,771
Park River Holdings, Inc.,
Intial Term Loan, 3 Month LIBOR + 3.250%
6.993%(c)	12/28/27	193	168,262
Petco Health & Wellness Co., Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.250%
4.000%(c)	03/03/28	535	519,027

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Retail (cont’d.)
White Cap Buyer LLC,
Term Loan, 1 Month LIBOR + 3.750%
8.354%(c)	10/19/27	541	$522,152

			2,867,574

Software — 0.5%
Boxer Parent Co., Inc.,
2021 Replacement Dollar Term Loan, 1 Month LIBOR + 3.750%
8.134%(c)	10/02/25	257	245,157
Second Lien Incremental Term Loan, 1 Month LIBOR + 5.500%
9.884%(c)	02/27/26	150	136,875
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%
10.621%(c)	06/13/25	415	308,022
Greeneden U.S. Holdings II LLC,
B-4 Dollar Term Loan, 1 Month LIBOR + 4.000%
8.384%(c)	12/01/27	609	583,748
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%
9.582%(c)	07/14/28	588	488,134

			1,761,936

Telecommunications — 0.8%
CenturyLink, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%
6.634%(c)	03/15/27	242	229,410
Cincinnati Bell, Inc.,
Term B-2 Loan, 1 Month SOFR + 3.350%
7.673%(c)	11/22/28	696	682,496
West Corp.,
Initial Term B Loan, 3 Month LIBOR + 4.000%
8.415%(c)	10/10/24	1,476	1,348,250
Xplornet Communications, Inc. (Canada),
First Lien Refinancing Term Loan, 1 Month LIBOR + 4.000%
8.384%(c)	10/02/28	532	407,655
Initial Term Loan- Second Lien, 1 Month LIBOR + 7.000%
11.384%(c)	10/01/29^	195	131,625

			2,799,436

Transportation — 0.1%
First Student Bidco, Inc.,
Initial Term C Loan, 3 Month LIBOR + 3.000%
7.726%(c)	07/21/28	428	385,890

TOTAL FLOATING RATE AND OTHER LOANS (cost $19,997,220)			17,211,697

U.S. TREASURY OBLIGATIONS — 5.5%
U.S. Treasury Notes
2.625%	05/31/27(h)	3,595	3,388,849
3.000%	07/31/24	12,864	12,544,410
4.250%	09/30/24	3,280	3,262,960

TOTAL U.S. TREASURY OBLIGATIONS (cost $19,647,307)			19,196,219

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS — 2.5%
Chemicals — 0.3%
TPC Group, Inc.*^	59,856	$1,197,120

Commercial Services & Supplies — 0.0%
SAL TopCo LLC*^	21,315	53,287

Diversified Telecommunication Services — 0.0%
Windstream Holdings, Inc.*^	486	3,645

Electric Utilities — 0.5%
GenOn Energy Holdings, Inc. (Class A Stock) (original cost $1,519,216; purchased 02/28/19)*^(f)	14,898	1,489,800
Keycon Power Holdings LLC*^	2,665	338,188

		1,827,988

Energy Equipment & Services — 0.0%
Telford Offshore Holdings Ltd.*^	25,654	3

Gas Utilities — 0.1%
Ferrellgas Partners LP (Class B Stock)(original cost $353,979; purchased 04/02/19 - 09/26/19)^(f)	1,289	257,504

Independent Power & Renewable Electricity Producers — 0.6%
Vistra Corp.	89,327	2,072,386

Internet & Direct Marketing Retail — 0.0%
MYT Holding LLC (Class B Stock)*^	63,595	18,233

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.*	63,738	66,925
iHeartMedia, Inc. (Class A Stock)*	10,969	67,240

		134,165

Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG*^	956	167,300

Oil, Gas & Consumable Fuels — 0.5%
Chesapeake Energy Corp.	12,048	1,136,970
Chord Energy Corp.	3,683	503,871
EP Energy Corp.*^	9,416	65,912

		1,706,753

Pharmaceuticals — 0.0%
Mallinckrodt PLC*	2,146	16,631

Specialty Retail — 0.1%
Claire’s Private Placement*^	795	238,500

Technology Hardware, Storage & Peripherals — 0.0%
Goodman Networks, Inc.*^	27,103	3

Wireless Telecommunication Services — 0.3%
Intelsat Emergence SA (Luxembourg)*	48,271	1,168,158

TOTAL COMMON STOCKS
(cost $7,974,391)		8,861,676

EXCHANGE-TRADED FUNDS — 3.1%
iShares Broad USD High Yield Corporate Bond ETF	104,887	3,621,748

	Shares	Value

EXCHANGE-TRADED FUNDS (continued)
iShares iBoxx High Yield Corporate Bond ETF	95,447	$7,027,763

TOTAL EXCHANGE-TRADED FUNDS (cost $12,332,776)		10,649,511

PREFERRED STOCKS — 0.5%
Gas Utilities — 0.0%
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31(original cost $75,000; purchased 03/29/21)^(f)	75	75,000

Internet & Direct Marketing Retail — 0.1%
MYT Holding LLC, Series A, 10.000%, Maturing 06/06/29*^	291,500	306,804

Specialty Retail — 0.4%
Claire’s Stores, Inc., CVT*^	613	1,317,950

Technology Hardware, Storage & Peripherals — 0.0%
Goodman Networks, Inc.*^	32,246	322

TOTAL PREFERRED STOCKS (cost $640,070)		1,700,076

	Units
RIGHTS* — 0.1%
Energy Equipment & Services — 0.1%
Vistra Corp., expiring 01/23/27^	180,881	230,623

Wireless Telecommunication Services — 0.0%
Intelsat Jackson Holdings SA, Series A, CVR (Luxembourg), expiring 12/05/25^	5,054	48,169
Intelsat Jackson Holdings SA, Series B, CVR (Luxembourg), expiring 12/05/25^	5,054	10,004

		58,173

TOTAL RIGHTS (cost $0)		288,796

WARRANTS* — 0.0%
Multiline Retail
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG, expiring 09/24/27^	2,515	106,887

(cost $25)

TOTAL LONG-TERM INVESTMENTS (cost $394,427,397)		333,949,014

	Shares
SHORT-TERM INVESTMENTS — 21.4%
AFFILIATED MUTUAL FUND — 19.0%
PGIM Institutional Money Market Fund (cost $65,977,032; includes $65,669,322 of cash collateral for securities on loan)(b)(wa)	66,027,146	65,994,133

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
UNAFFILIATED FUND — 2.4%
Dreyfus Government Cash Management (Institutional Shares) (cost $8,217,324)	8,217,324	$8,217,324

TOTAL SHORT-TERM INVESTMENTS (cost $74,194,356)		74,211,457

TOTAL INVESTMENTS—117.6% (cost $468,621,753)		408,160,471
Liabilities in excess of other assets(z) — (17.6)%		(61,156,184)

NET ASSETS — 100.0%		$347,004,287

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $6,432,199 and 1.9% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $64,725,759; cash collateral of $65,669,322 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $13,588,908. The aggregate value of $5,297,896 is 1.5% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(rr)	Perpetual security with no stated maturity date.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
8	2 Year U.S.Treasury Notes	Mar. 2023	$1,640,625	$2,082
151	5 Year U.S.Treasury Notes	Mar. 2023	16,297,383	(23,622)
107	10 Year U.S. Treasury Notes	Mar. 2023	12,015,766	(47,553)
1	20 Year U.S. Treasury Bonds	Mar. 2023	125,344	(1,111)

				(70,204)

Short Position:
2	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	268,625	12,786

				$(57,418)

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/12/23	MSI	GBP	245	$292,907	$295,996	$—	$ (3,089)
Euro,
Expiring 01/12/23	BNP	EUR	1,016	1,052,936	1,088,378	—	(35,442)

				$1,345,843	$1,384,374	—	(38,531)

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.39.V1	12/20/32	1.000%(Q)	7,885	$182,152	$105,512	$(76,640)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)/4.300%	BNP	03/20/23	(1,570)	$(3,306)	$—	$(3,306)
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)/4.300%	MSI	03/20/23	(1,480)	17,370	—	17,370
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)/4.300%	BARC	03/20/23	(760)	9,797	—	9,797

					$23,861	$—	$23,861

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$27,167	$(3,306)

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$1,210,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$3,248,906	$—
Convertible Bonds	—	296,452	—
Corporate Bonds	—	272,353,599	35,195
Floating Rate and other Loans	—	16,739,947	471,750
U.S. Treasury Obligations	—	19,196,219	—
Common Stocks	3,864,023	1,168,158	3,829,495
Exchange-Traded Funds	10,649,511	—	—
Preferred Stocks	—	—	1,700,076
Rights	—	—	288,796
Warrants	—	—	106,887
Short-Term Investments
Affiliated Mutual Fund	65,994,133	—	—
Unaffiliated Fund	8,217,324	—	—

Total	$88,724,991	$313,003,281	$6,432,199

Other Financial Instruments*
Assets
Futures Contracts	$14,868	$—	$—
OTC Total Return Swap Agreements	—	27,167	—

Total	$14,868	$27,167	$—

Liabilities
Futures Contracts	$(72,286)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(38,531)	—
Centrally Cleared Credit Default Swap Agreement	—	(76,640)	—
OTC Total Return Swap Agreement	—	(3,306)	—

Total	$(72,286)	$(118,477)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and other Loans	Common Stocks	Preferred Stocks	Rights	Warrants
Balance as of 12/31/21	$45,502	$591,893	$2,956,594	$4,647,470	$249,616	$55,003
Realized gain (loss)	(605,119)	695	571,787	234,431	—	—
Change in unrealized appreciation (depreciation)	34,340	(78,238)	(424,542)	(134,394)	39,180	51,884
Purchases/Exchanges/Issuances	—	352,956	648,518	—	—	—
Sales/Paydowns	—	(36,799)	(3,849,673)	(3,047,431)	—	—
Accrued discount/premium	560,472	1,650	—	—	—	—
Transfers into Level 3*	—	—	3,926,811	—	—	—
Transfers out of Level 3*	—	(360,407)	—	—	—	—

Balance as of 12/31/22	$35,195	$471,750	$3,829,495	$1,700,076	$288,796	$106,887

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(425,178)	$(75,249)	$(424,542)	$(134,394)	$39,180	$57,845

*

It is the Portfolio’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Portfolio.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of December 31, 2022	Valuation Approach	Valuation Methodology	Unobservable Inputs
Corporate Bonds	$5	Market	Contingent Value	Contingent Value
Corporate Bonds	35,190	Market	Transaction Based	Unadjusted Last Traded Price
Floating Rate and other Loans	2,074	Market	Enterprise Value	Discount Rate
Common Stocks	6	Market	Discounting	Discount Rate
Common Stocks	18,233	Market	Enterprise Value	Allocation Rate
Common Stocks	338,188	Market	Enterprise Value	Discount Rate
Common Stocks	1,197,120	Market	Enterprise Value	Implied Equity Value
Common Stocks	53,287	Market	Transaction Based	Unadjusted Last Traded Price
Common Stocks	257,504	Market	Transaction Based/Broker Quote	Allocation Rate
Preferred Stocks	322	Market	Enterprise Value	EBITDA Multiple
Preferred Stocks	75,000	Market	Transaction Based	Unadjusted Purchase Price
Rights	58,173	Market	Contingent Value	Contingent Value

	$2,035,102

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of December 31, 2022, the aggregate value of these securities and/or derivatives was $4,397,097. The unobservable inputs for these investments were not developed by the Portfolio and are not readily available (e.g. single broker quotes).

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Fund (18.9% represents investments purchased with collateral from securities on loan)	19.0%
Media	9.2
U.S. Treasury Obligations	5.5
Telecommunications	5.2
Retail	5.1
Oil & Gas	4.8
Pipelines	3.9
Healthcare-Services	3.9
Commercial Services	3.7
Electric	3.1
Exchange-Traded Funds	3.1
Chemicals	2.7
Pharmaceuticals	2.7
Entertainment	2.6
Packaging & Containers	2.6
Unaffiliated Fund	2.4
Diversified Financial Services	2.3
Home Builders	2.2
Aerospace & Defense	2.0
Auto Manufacturers	2.0
Building Materials	2.0
Foods	1.9
Real Estate Investment Trusts (REITs)	1.8
Lodging	1.7
Mining	1.6
Auto Parts & Equipment	1.5
Leisure Time	1.1
Software	1.0
Airlines	1.0
Collateralized Loan Obligations	0.9
Computers	0.9
Advertising	0.8
Iron/Steel	0.7
Household Products/Wares	0.7
Machinery-Diversified	0.7
Environmental Control	0.7
Cosmetics/Personal Care	0.7
Healthcare-Products	0.7
Housewares	0.6
Real Estate	0.6

Independent Power & Renewable Electricity Producers	0.6%
Internet	0.5
Electric Utilities	0.5
Electronics	0.5
Oil, Gas & Consumable Fuels	0.5
Electrical Components & Equipment	0.5
Specialty Retail	0.5
Engineering & Construction	0.4
Gas	0.4
Wireless Telecommunication Services	0.3
Semiconductors	0.3
Home Furnishings	0.2
Biotechnology	0.2
Transportation	0.2
Agriculture	0.2
Apparel	0.2
Investment Companies	0.2
Distribution/Wholesale	0.2
Insurance	0.2
Machinery-Construction & Mining	0.2
Miscellaneous Manufacturing	0.2
Food Service	0.1
Gas Utilities	0.1
Oil & Gas Services	0.1
Internet & Direct Marketing Retail	0.1
Banks	0.1
Beverages	0.1
Trucking & Leasing	0.1
Multiline Retail	0.1
Coal	0.1
Energy Equipment & Services	0.1
Commercial Services & Supplies	0.0	*
Diversified Telecommunication Services	0.0	*
Technology Hardware, Storage & Peripherals	0.0	*

	117.6
Liabilities in excess of other assets	(17.6)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts	—	$—	Due from/to broker-variation margin swaps	$76,640	*

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	—	$—		Unrealized depreciation on OTC forward foreign currency exchange contracts	$38,531

Interest rate contracts	Due from/to broker-variation margin futures	14,868	*	Due from/to broker-variation margin futures	72,286	*

Interest rate contracts	Unrealized appreciation on OTC swap agreements	27,167		Unrealized depreciation on OTC swap agreements	3,306

		$42,035			$190,763

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts.	$—	$—	$1,650,234
Foreign exchange contracts	—	124,639	—
Interest rate contracts	(4,636,987)	—	83,945

Total	$(4,636,987)	$124,639	$1,734,179

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(1,932)
Foreign exchange contracts	—	(37,434)	—
Interest rate contracts	(203,836)	—	(2,778)

Total	$(203,836)	$(37,434)	$(4,710)

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$46,445,455
Futures Contracts - Short Positions (1)	1,772,319
Forward Foreign Currency Exchange Contracts - Purchased (2)	694,410
Forward Foreign Currency Exchange Contracts - Sold (2)	1,756,350
Credit Default Swap Agreements - Buy Protection (1)	16,303,960
Credit Default Swap Agreements - Sell Protection (1)	260,000
Total Return Swap Agreements (1)	6,100,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$64,725,759	$(64,725,759)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$9,797	$—	$9,797	$—	$9,797
BNP	—	(38,748)	(38,748)	—	(38,748)
MSI	17,370	(3,089)	14,281	—	14,281

	$27,167	$(41,837)	$(14,670)	$—	$(14,670)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST HIGH YIELD PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $64,725,759:
Unaffiliated investments (cost $402,644,721)	$342,166,338
Affiliated investments (cost $65,977,032)	65,994,133
Foreign currency, at value (cost $127,352)	126,380
Cash	109,263
Dividends and interest receivable	5,856,262
Deposit with broker for centrally cleared/exchange-traded derivatives	1,210,000
Receivable for investments sold	310,535
Unrealized appreciation on OTC swap agreements	27,167
Due from broker-variation margin swaps	548
Prepaid expenses and other assets	70,254

Total Assets	415,870,880

LIABILITIES
Payable to broker for collateral for securities on loan	65,669,322
Payable for Portfolio shares purchased	1,898,443
Accrued expenses and other liabilities	660,534
Payable for investments purchased	466,407
Management fee payable	88,540
Unrealized depreciation on OTC forward foreign currency exchange contracts	38,531
Due to broker-variation margin futures	28,454
Distribution fee payable	12,009
Unrealized depreciation on OTC swap agreements	3,306
Affiliated transfer agent fee payable	537
Trustees’ fees payable	510

Total Liabilities	68,866,593

NET ASSETS	$347,004,287

Net assets were comprised of:
Partners’ Equity	$347,004,287

Net asset value and redemption price per share, $347,004,287 / 31,576,042 outstanding shares of beneficial interest	$10.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $4,294 foreign withholding tax)	$23,651,526
Unaffiliated dividend income	1,378,614
Income from securities lending, net (including affiliated income of $172,544)	218,003
Affiliated dividend income	704

Total income	25,248,847

EXPENSES
Management fee	2,481,088
Distribution fee	1,070,344
Custodian and accounting fees	119,681
Audit fee	52,200
Legal fees and expenses	23,744
Trustees’ fees	14,799
Shareholders’ reports	10,357
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,927
Miscellaneous	50,570

Total expenses	3,830,710
Less: Fee waiver and/or expense reimbursement	(186,996)

Net expenses	3,643,714

NET INVESTMENT INCOME (LOSS)	21,605,133

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(13,077))	(13,016,033)
Futures transactions	(4,636,987)
Forward currency contract transactions	124,639
Swap agreements transactions	1,734,179
Foreign currency transactions	1,808

(15,792,394)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $25,265)	(68,179,992)
Futures	(203,836)
Forward currency contracts	(37,434)
Swap agreements	(4,710)
Foreign currencies	2,232
Unfunded loan commitment	(560)

(68,424,300)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(84,216,694)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(62,611,561)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$21,605,133	$32,306,095
Net realized gain (loss) on investment and foreign currency transactions	(15,792,394)	14,802,226
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(68,424,300)	2,277,666

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(62,611,561)	49,385,987

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [7,035,370 and 6,581,785 shares, respectively]	79,151,170	79,505,220
Portfolio shares purchased [28,053,528 and 26,080,490 shares, respectively]	(322,582,510)	(317,812,582)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(243,431,340)	(238,307,362)

TOTAL INCREASE (DECREASE)	(306,042,901)	(188,921,375)
NET ASSETS:
Beginning of year	653,047,188	841,968,563

End of year	$347,004,287	$653,047,188

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST HIGH YIELD PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.42	$11.68	$11.38	$9.87		$10.07

Income (Loss) From Investment Operations:
Net investment income (loss)	0.58	0.51	0.57	0.64		0.60
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.01)	0.23	(0.27)	0.87		(0.80)

Total from investment operations	(1.43)	0.74	0.30	1.51		(0.20)

Capital Contributions	—	—	—	—	(b)(c)	—	(c)(d)

Net Asset Value, end of year	$10.99	$12.42	$11.68	$11.38		$9.87

Total Return(e)	(11.51)%	6.34%	2.64%	15.30	%(f)	(1.99	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$347	$653	$842	$654		$727
Average net assets (in millions)	$428	$768	$606	$672		$875
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.85%	0.85%	0.87%	0.88%		0.86%
Expenses before waivers and/or expense reimbursement	0.89%	0.86%	0.87%	0.88%		0.86%
Net investment income (loss)	5.05%	4.21%	5.17%	5.92%		5.92%
Portfolio turnover rate(h)(i)	39%	44%	72%	59%		44%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST INVESTMENT GRADE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Shares	Value

LONG-TERM INVESTMENTS — 86.2%
AFFILIATED MUTUAL FUNDS — 12.3%
AST PGIM Fixed Income Central Portfolio*		191,721,277	$1,886,537,369
AST T.Rowe Price Fixed Income Central Portfolio*		1,934	19,884

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,877,855,885)(wd)			1,886,557,253

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 7.8%
Collateralized Loan Obligations — 7.7%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2022-25A, Class A1, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)
5.353%(c)	04/20/35	3,000	2,920,951
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	10/17/32	19,300	18,939,486
Series 2019-03A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
5.438%(c)	10/21/34	8,500	8,212,144
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)
5.249%(c)	04/18/35	12,000	11,600,290
Battalion CLO Ltd.,
Series 2019-16A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.363%(c)	12/19/32	11,500	11,203,248
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2017-12A, Class A1R, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
5.029%(c)	10/15/30	12,250	12,085,489
Carlyle US CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)
5.263%(c)	04/20/31	7,809	7,710,758
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.095% (Cap N/A, Floor 1.095%)
5.453%(c)	01/25/33	10,000	9,735,832
CBAM Ltd. (Cayman Islands),
Series 2018-07A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.343%(c)	07/20/31	16,850	16,549,086
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	07/20/34	3,500	3,371,629
Crown City CLO (Cayman Islands),
Series 2022-04A, Class A1, 144A, 3 Month SOFR + 2.230% (Cap N/A, Floor 2.230%)
5.888%(c)	10/20/33	42,500	42,392,577
Crown Point CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.199%(c)	01/17/34	5,000	4,810,027

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Elevation CLO Ltd. (Cayman Islands),
Series 2021-13A, Class A1, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)
5.269%(c)	07/15/34	4,500	$4,379,620
Elmwood CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
5.283%(c)	10/20/34	49,140	48,171,053
Guggenheim CLO STAT Ltd. (Cayman Islands),
Series 2022-01A, Class A1A, 144A, 3 Month SOFR + 2.590% (Cap N/A, Floor 2.590%)
6.709%(c)	10/25/31	54,300	54,273,018
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.532%(c)	02/05/31	993	981,994
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.367%(c)	10/19/28	5,308	5,236,620
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34	5,375	5,216,682
KKR CLO Ltd. (Cayman Islands),
Series 18, Class AR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
5.134%(c)	07/18/30	9,431	9,319,213
Series 33A, Class A, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.413%(c)	07/20/34	8,000	7,831,799
KKR CLO Ltd.,
Series 30A, Class A1R, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.099%(c)	10/17/31	6,750	6,626,994
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)
6.738%(c)	10/20/31	156,500	156,450,061
Madison Park Funding Ltd. (Cayman Islands),
Series 2016-21A, Class AARR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.159%(c)	10/15/32	5,000	4,910,821
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)
5.154%(c)	10/15/32	5,000	4,903,572
MidOcean Credit CLO (Cayman Islands),
Series 2017-07A, Class A1R, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
5.119%(c)	07/15/29	13,485	13,302,314
Series 2019-10A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)
5.555%(c)	10/23/34	4,000	3,864,659
Mountain View CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 2.500% (Cap N/A, Floor 2.500%)
6.554%(c)	10/15/32	59,000	58,877,929

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Nassau Ltd. (Jersey),
Series 2022-01A, Class A1, 144A
0.000%(cc)	01/15/31	36,100	$35,739,000
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2014-17A, Class AR2, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 1.030%)
5.355%(c)	04/22/29	2,975	2,937,398
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.956%(c)	06/20/34	11,750	11,370,795
Series 2020-22A, Class AR, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)
5.854%(c)	09/01/31	25,000	24,576,497
Oaktree CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)
4.825%(c)	07/15/33	25,000	24,844,562
OCP CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R2, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)
5.114%(c)	01/15/33	15,000	14,694,956
OFSI BSL Ltd. (Cayman Islands),
Series 2022-11A, Class A1, 144A, 3 Month SOFR + 2.100% (Cap N/A, Floor 2.100%)
6.029%(c)	07/18/31	25,000	24,845,310
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2022-03A, Class A1A, 144A, 3 Month SOFR + 1.820% (Cap N/A, Floor 1.820%)
5.825%(c)	04/15/31	164,750	164,294,054
Rockford Tower CLO Ltd.,
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)
4.328%(c)	07/20/33	21,250	21,152,409
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.468%(c)	04/25/31	15,000	14,697,564
Silver Rock CLO Ltd. (Cayman Islands),
Series 2021-02A, Class A, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)
5.433%(c)	01/20/35	18,750	18,152,662
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.395%(c)	10/23/31	7,250	7,089,486
Symphony CLO Ltd. (Cayman Islands),
Series 2016-18A, Class A1RR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.425%(c)	07/23/33	18,750	18,400,054
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.595%(c)	10/29/34	2,500	2,427,636
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)
5.243%(c)	10/20/32	12,000	11,782,548

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
5.403%(c)	07/20/34	8,500	$8,243,031
Tikehau US CLO Ltd. (Bermuda),
Series 2022-02A, Class A1, 144A
0.000%(cc)	01/20/32	35,750	35,660,625
TSTAT Ltd. (Bermuda),
Series 2022-02A, Class A1, 144A
0.000%(cc)	01/20/31	134,250	134,038,892
Venture CLO Ltd. (Cayman Islands),
Series 2021-43A, Class A1, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
5.319%(c)	04/15/34	7,750	7,492,158
Voya CLO Ltd. (Cayman Islands),
Series 2019-03A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.159%(c)	10/17/32	20,000	19,616,232
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1R, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 0.000%)
5.303%(c)	10/20/29	14,630	14,458,515
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/31	25,250	24,559,561
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	01/17/31	5,000	4,903,912
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.289%(c)	10/15/34	1,500	1,453,503
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)
5.369%(c)	04/15/30	1,777	1,750,716

			1,183,059,942

Consumer Loans — 0.0%
Oportun Issuance Trust,
Series 2022-02, Class A, 144A
5.940%	10/09/29	6,707	6,651,788

Credit Cards — 0.0%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30	2,700	2,604,758

Home Equity Loans — 0.0%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
5.029%(c)	05/25/34	850	789,788
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.089%(c)	09/25/34	623	498,376

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Morgan Stanley ABS Capital I, Inc.,
Series 2002-HE03, Class A2, 1 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.469%(c)	03/25/33	214	$210,600

			1,498,764

Manufactured Housing — 0.0%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A
3.000%(cc)	11/25/58	856	838,771

Other — 0.1%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
6.739%(c)	04/25/23	880	826,471
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
7.189%(c)	06/25/24	8,350	7,812,576

			8,639,047

Residential Mortgage-Backed Securities — 0.0%
Countrywide Asset-Backed Certificates Trust,
Series 2004-06, Class 2A5, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
5.169%(c)	11/25/34	449	421,759
Series 2004-ECC02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
5.289%(c)	12/25/34	1,630	1,543,725
Credit Suisse Mortgage Trust,
Series 2018-RPL04, 144A
3.694%(cc)	07/27/50	2,659	2,272,288
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-NC05, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
5.289%(c)	05/25/34	632	585,256

			4,823,028

TOTAL ASSET-BACKED SECURITIES (cost $1,211,593,807)			1,208,116,098

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.4%
3650R Commercial Mortgage Trust,
Series 2022-PF02, Class A5
5.289%(cc)	11/15/55	8,500	8,505,403
Series 2022-PF02, Class ASB
5.289%(cc)	11/15/55	6,439	6,449,004
Arbor Multifamily Mortgage Securities Trust,
Series 2022-MF04, Class A5, 144A
3.293%(cc)	02/15/55	25,000	21,519,935
BANK,
Series 2019-BN20, Class A2
2.758%	09/15/62	6,773	5,873,733
Series 2021-BN32, Class A2
1.985%	04/15/54	10,000	8,969,949

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2016-UB10, Class A3
2.903%	07/15/49	2,796	$2,584,219
Barclays Commercial Mortgage Securities Trust,
Series 2019-C03, Class A3
3.319%	05/15/52	10,000	9,009,461
Series 2019-C04, Class A4
2.661%	08/15/52	11,045	9,630,229
Series 2021-C10, Class ASB
2.268%	07/15/54	10,449	8,945,573
Series 2022-C14, Class A4
2.692%	02/15/55	10,800	8,959,032
Series 2022-C15, Class A5
3.662%(cc)	04/15/55	3,480	3,113,160
Series 2022-C17, Class A4
4.174%	09/15/55	9,358	8,719,840
Benchmark Mortgage Trust,
Series 2020-IG01, Class A3
2.687%	09/15/43	5,120	4,198,754
Series 2021-B25, Class A2
1.977%	04/15/54	7,000	6,258,397
Series 2021-B31, Class A5
2.669%	12/15/54	10,000	8,269,663
Series 2022-B34, Class A5
3.786%(cc)	04/15/55	12,379	11,152,594
Series 2022-B35, Class A5
4.445%(cc)	05/15/55	10,690	10,214,697
BMO Mortgage Trust,
Series 2022-C01, Class A5
3.374%(cc)	02/15/55	8,000	6,941,538
Series 2022-C02, Class A5
4.813%(cc)	07/15/54	20,000	19,639,652
Series 2022-C03, Class A5
5.313%	09/15/54	24,500	24,666,154
BX Commercial Mortgage Trust,
Series 2019-XL, Class A, 144A, 1 Month SOFR + 1.034% (Cap N/A, Floor 1.034%)
5.370%(c)	10/15/36	34,937	34,506,185
Series 2019-XL, Class G, 144A, 1 Month SOFR + 2.414% (Cap N/A, Floor 2.414%)
6.750%(c)	10/15/36	4,250	4,068,093
BXP Trust,
Series 2021-601L, Class A, 144A
2.618%	01/15/44	5,515	4,122,850
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4
2.624%	11/15/52	13,890	11,780,096
CD Mortgage Trust,
Series 2016-CD02, Class A4
3.526%(cc)	11/10/49	10,310	9,583,282
Series 2017-CD04, Class A3
3.248%	05/10/50	8,290	7,624,630
Series 2019-CD08, Class A3
2.657%	08/15/57	19,000	16,246,778
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2
3.585%	12/10/54	15,030	13,892,678

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust,
Series 2016-C02, Class A3
2.575%	08/10/49	2,790	$2,528,030
Series 2016-P04, Class A3
2.646%	07/10/49	2,536	2,319,817
Series 2016-P05, Class A3
2.684%	10/10/49	1,654	1,496,545
Series 2017-C04, Class A2
3.190%	10/12/50	1,630	1,595,504
Series 2019-C07, Class A4
3.102%	12/15/72	15,000	13,091,436
Commercial Mortgage Trust,
Series 2012-CR04, Class A3
2.853%	10/15/45	1,953	1,942,270
Series 2013-CR06, Class A4
3.101%	03/10/46	12,773	12,731,488
Series 2013-CR12, Class A3
3.765%	10/10/46	3,413	3,374,076
Series 2013-CR12, Class A4
4.046%	10/10/46	29,350	28,800,762
Series 2014-CR20, Class A3
3.326%	11/10/47	6,445	6,143,191
Series 2014-LC15, Class A4
4.006%	04/10/47	11,219	10,965,219
Series 2014-LC17, Class A5
3.917%	10/10/47	18,000	17,448,608
Series 2014-UBS02, Class A5
3.961%	03/10/47	14,618	14,285,954
Series 2014-UBS03, Class A4
3.819%	06/10/47	6,471	6,282,129
Series 2014-UBS04, Class A5
3.694%	08/10/47	17,422	16,844,736
Series 2015-DC01, Class A5
3.350%	02/10/48	6,836	6,507,347
Series 2015-LC19, Class A4
3.183%	02/10/48	9,100	8,669,002
Series 2016-COR01, Class A3
2.826%	10/10/49	6,114	5,645,091
Series 2018-COR03, Class A2
3.961%	05/10/51	1,472	1,373,489
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class D, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
5.918%(c)	05/15/36	1,780	1,742,988
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
6.468%(c)	05/15/36	12,000	11,606,310
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A3
3.501%	12/15/49	5,500	5,180,462
Series 2016-NXSR, Class A4
3.795%(cc)	12/15/49	7,000	6,581,329
CSAIL Commercial Mortgage Trust,
Series 2017-CX10, Class A5
3.458%(cc)	11/15/50	10,080	9,231,134

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
DBGS Mortgage Trust,
Series 2018-BIOD, Class A, 144A, 1 Month LIBOR + 0.803% (Cap N/A, Floor 0.803%)
5.121%(c)	05/15/35	4,569	$4,490,609
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A3
3.269%	06/10/50	3,741	3,608,717
Fannie Mae-Aces,
Series 2018-M12, Class A2
3.631%(cc)	08/25/30	9,400	8,875,575
Series 2019-M25, Class A2
2.330%(cc)	11/25/29	5,000	4,325,234
Series 2022-M03, Class A2
1.707%(cc)	11/25/31	24,000	18,882,742
Series 2022-M04, Class 2A2
1.209%(cc)	12/25/30	43,000	33,271,271
Series 2022-M13, Class A2
2.593%(cc)	06/25/32	30,048	25,371,501
FHLMC Multifamily Structured Pass-Through Certificates,
Series K056, Class XAM, IO
1.156%(cc)	05/25/26	38,290	1,321,407
Series K093, Class XAM, IO
1.193%(cc)	05/25/29	51,135	3,287,111
Series K106, Class XAM, IO
1.606%(cc)	02/25/30	54,548	4,787,553
Series K734, Class X1, IO
0.647%(cc)	02/25/26	120,099	1,904,619
Series K736, Class XAM, IO
1.711%(cc)	07/25/26	63,677	3,283,766
Series K737, Class XAM, IO
1.008%(cc)	10/25/26	46,658	1,549,358
GS Mortgage Securities Trust,
Series 2013-GC13, Class A5
4.045%(cc)	07/10/46	17,545	17,405,684
Series 2013-GC14, Class A4
3.955%	08/10/46	20,975	20,824,025
Series 2014-GC18, Class A4
4.074%	01/10/47	26,203	25,638,957
Series 2014-GC20, Class A5
3.998%	04/10/47	20,857	20,381,134
Series 2014-GC24, Class A4
3.666%	09/10/47	4,466	4,316,807
Series 2015-GC34, Class A3
3.244%	10/10/48	9,469	8,935,857
Series 2016-GS04, Class A3
3.178%	11/10/49	4,808	4,430,838
Series 2018-GS09, Class A3
3.727%	03/10/51	7,275	6,786,735
Series 2019-GC39, Class A4
3.567%	05/10/52	9,500	8,531,629
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A4
3.363%	07/15/45	88	86,932
Series 2013-C14, Class A4
4.133%(cc)	08/15/46	12,814	12,720,789
Series 2013-C15, Class A5
4.131%	11/15/45	11,500	11,351,637

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2013-C17, Class A4
4.199%	01/15/47	31,280	$30,772,457
Series 2014-C18, Class A5
4.079%	02/15/47	29,090	28,421,358
Series 2014-C21, Class A5
3.775%	08/15/47	7,775	7,545,795
Series 2014-C22, Class A4
3.801%	09/15/47	33,000	31,924,497
Series 2014-C24, Class A4A1
3.373%	11/15/47	1,500	1,439,568
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP05, Class A5
3.723%	03/15/50	6,750	6,295,321
Series 2017-JP06, Class A5
3.490%	07/15/50	5,010	4,634,242
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4
3.414%	03/15/50	8,768	8,172,462
Series 2017-C05, Class A5
3.694%	03/15/50	7,669	7,165,282
Series 2020-COR07, Class A5
2.180%	05/13/53	12,000	9,571,090
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C10, Class A5
3.143%	12/15/47	1,806	1,802,392
Series 2013-LC11, Class A5
2.960%	04/15/46	15,789	15,674,194
Series 2016-JP02, Class A3
2.559%	08/15/49	5,983	5,468,691
Series 2016-JP02, Class A4
2.822%	08/15/49	11,300	10,310,414
Series 2016-JP03, Class A4
2.627%	08/15/49	6,462	5,853,283
Series 2022-ACB, Class A, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)
5.207%(c)	03/15/39	10,000	9,661,428
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50	25,100	23,194,370
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class A4
4.259%(cc)	10/15/46	9,129	9,025,215
Series 2016-C30, Class A4
2.600%	09/15/49	6,628	5,974,563
Series 2016-C31, Class A4
2.840%	11/15/49	7,542	6,892,232
SLG Office Trust,
Series 2021-OVA, Class A, 144A
2.585%	07/15/41	7,000	5,584,079
UBS Commercial Mortgage Trust,
Series 2017-C04, Class A4
3.563%	10/15/50	8,100	7,448,544
Series 2018-C08, Class A3
3.720%	02/15/51	5,462	5,060,098
Series 2018-C10, Class A3
4.048%	05/15/51	2,000	1,869,272

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-C10, Class A4
4.313%	05/15/51	8,000	$7,587,959
Series 2018-C12, Class A2 (original cost $2,373,537; purchased 10/10/18)(f)
4.152%	08/15/51	2,336	2,313,408
Series 2018-C14, Class A3
4.180%	12/15/51	14,007	13,195,633
Series 2019-C17, Class A2
2.313%	10/15/52	7,291	6,871,216
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C06, Class A4
3.244%	04/10/46	10,583	10,504,736
Wells Fargo Commercial Mortgage Trust,
Series 2013-LC12, Class A3
3.986%	07/15/46	39,732	39,517,007
Series 2013-LC12, Class A4
4.218%(cc)	07/15/46	6,995	6,927,583
Series 2015-NXS01, Class A4
2.874%	05/15/48	8,950	8,544,721
Series 2016-BNK01, Class A2
2.399%	08/15/49	15,704	14,143,370
Series 2016-NXS06, Class A4
2.918%	11/15/49	14,551	13,315,024
Series 2017-C41, Class A3
3.210%	11/15/50	15,610	14,239,039
Series 2020-C56, Class A4
2.194%	06/15/53	5,520	4,523,992

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,173,637,897)			1,139,647,518

CORPORATE BONDS — 29.9%
Aerospace & Defense — 0.7%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.950%	02/01/30(a)	2,650	2,243,142
3.250%	02/01/35	4,800	3,645,456
3.600%	05/01/34	3,160	2,521,633
3.625%	02/01/31	26,000	22,756,137
5.150%	05/01/30	25,000	24,381,694
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
5.250%	01/15/33(a)	55,060	56,923,708

			112,471,770

Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
2.450%	02/04/32	6,000	4,524,959
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27	5,730	5,217,662
BAT International Finance PLC (United Kingdom),
Gtd. Notes
4.448%	03/16/28	8,008	7,400,481

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25	5,000	$4,893,006

			22,036,108

Airlines — 0.0%
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.800%	04/19/23(a)	1,097	1,087,836
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27	2,815	2,782,952
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	1,215	1,131,620
4.625%	04/15/29	240	209,451

			5,211,859

Apparel — 0.0%
Michael Kors USA, Inc.,
Gtd. Notes, 144A
4.250%	11/01/24	3,079	2,930,260

Auto Manufacturers — 0.8%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
3.700%	04/01/32(a)	8,000	7,166,645
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.134%	08/04/25	500	467,214
4.950%	05/28/27(a)	12,875	12,025,500
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23	9,795	9,785,771
6.600%	04/01/36	3,385	3,319,634
General Motors Financial Co., Inc.,
Gtd. Notes
4.350%	04/09/25	8,000	7,791,408
Sr. Unsec’d. Notes
3.100%	01/12/32(a)	18,780	14,751,335
5.000%	04/09/27	13,805	13,383,490
Stellantis Finance US, Inc.,
Gtd. Notes, 144A
2.691%	09/15/31	7,300	5,570,135
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes
4.450%	06/29/29(a)	28,780	28,303,453
Sr. Unsec’d. Notes, MTN
4.550%	09/20/27(a)	22,500	22,195,398

			124,759,983

Auto Parts & Equipment — 0.0%
Aptiv PLC/Aptiv Corp.,
Gtd. Notes
3.250%	03/01/32(a)	7,780	6,387,729

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks — 10.6%
Banco de Credito del Peru S.A. (Peru),
Sub. Notes, EMTN
3.250%(ff)	09/30/31	300	$263,306
Banco do Brasil SA (Brazil),
Sr. Unsec’d. Notes
4.875%	01/11/29	1,005	935,781
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes
6.625%(ff)	01/24/32(oo)	270	222,716
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
5.039%(c)	04/12/23	2,200	2,198,276
Bank Mandiri Persero Tbk PT (Indonesia),
Sr. Unsec’d. Notes, EMTN
3.750%	04/11/24	285	278,196
Bank of America Corp.,
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32	19,755	15,496,910
2.687%(ff)	04/22/32	13,055	10,444,943
2.972%(ff)	02/04/33	19,695	15,880,374
4.571%(ff)	04/27/33	72,239	66,188,784
4.948%(ff)	07/22/28	14,625	14,292,179
5.015%(ff)	07/22/33	143,190	135,855,956
6.204%(ff)	11/10/28(a)	41,345	42,561,971
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	13,140	10,102,630
3.824%(ff)	01/20/28	5,000	4,667,752
4.078%(ff)	04/23/40	2,365	1,966,467
Sub. Notes, MTN
4.200%	08/26/24	9,015	8,875,751
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
5.834%(ff)	10/25/33	36,980	38,466,440
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	7,060	6,776,386
7.385%(ff)	11/02/28	5,000	5,216,368
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27	320	279,039
3.132%(ff)	01/20/33	11,396	8,958,215
3.375%	01/09/25	992	955,422
Sr. Unsec’d. Notes, 144A, MTN
3.052%(ff)	01/13/31	6,500	5,337,371
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.520%(ff)	11/03/32	1,570	1,218,981
3.057%(ff)	01/25/33	49,500	39,968,910
3.785%(ff)	03/17/33	59,567	51,087,904
6.270%(ff)	11/17/33(a)	86,360	89,118,810
Sub. Notes
4.450%	09/29/27	17,330	16,553,376
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.800%	06/09/23	1,250	1,224,575
Sr. Unsec’d. Notes, 144A
3.091%(ff)	05/14/32	785	540,211

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
9.016%(ff)	11/15/33	3,955	$4,066,131
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.552%(ff)	01/07/28	1,250	1,063,511
5.371%	09/09/27	425	427,653
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27	3,760	3,248,276
2.615%(ff)	04/22/32	26,000	20,719,839
2.650%(ff)	10/21/32	1,975	1,558,908
3.102%(ff)	02/24/33	85,088	69,384,194
3.615%(ff)	03/15/28	8,500	7,892,104
3.814%(ff)	04/23/29	16,650	15,148,012
3.850%	01/26/27	240	228,514
4.482%(ff)	08/23/28	25,000	23,912,848
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.645%(ff)	04/18/26	1,500	1,354,317
4.583%(ff)	06/19/29	3,800	3,501,725
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(a)(oo)	6,000	5,123,482
Sr. Unsec’d. Notes
1.040%(ff)	02/04/27(a)	760	661,785
2.580%(ff)	04/22/32	24,200	19,360,969
2.963%(ff)	01/25/33	31,036	25,230,313
3.509%(ff)	01/23/29	17,000	15,419,066
4.565%(ff)	06/14/30	87,895	82,996,305
4.912%(ff)	07/25/33(a)	102,500	97,508,328
Sub. Notes
5.717%(ff)	09/14/33	50,000	49,132,805
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.341%(ff)	01/19/28	14,500	12,761,572
Morgan Stanley,
Sr. Unsec’d. Notes
4.210%(ff)	04/20/28	31,450	29,872,571
6.342%(ff)	10/18/33	79,595	83,271,143
Sr. Unsec’d. Notes, GMTN
3.772%(ff)	01/24/29	5,000	4,576,225
Sr. Unsec’d. Notes, MTN
2.511%(ff)	10/20/32	10,710	8,370,789
2.943%(ff)	01/21/33	90,212	73,165,421
4.889%(ff)	07/20/33	48,776	45,809,434
Sub. Notes, MTN
3.950%	04/23/27	655	619,790
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.269%(ff)	03/22/25	200	195,147
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
6.037%(ff)	10/28/33	60,000	62,716,925
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
3.337%(ff)	01/21/33	5,000	3,938,169
4.677%	06/15/27	13,000	12,655,690

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, 144A, MTN
3.875%	03/28/24	20,000	$19,496,814
U.S. Bancorp,
Sr. Unsec’d. Notes
5.850%(ff)	10/21/33(a)	64,875	67,385,629
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
4.125%	09/24/25	7,370	7,189,020
4.488%(ff)	05/12/26	2,930	2,865,514
Sr. Unsec’d. Notes, 144A, MTN
2.095%(ff)	02/11/32	565	425,558
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31	5,000	4,135,427
2.879%(ff)	10/30/30	12,770	10,856,942
3.350%(ff)	03/02/33	47,300	39,775,541
3.526%(ff)	03/24/28(a)	16,995	15,755,687
4.808%(ff)	07/25/28	31,570	30,775,377
4.897%(ff)	07/25/33(a)	55,500	52,559,062

			1,633,046,532

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36	10,000	9,427,726
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.750%	01/23/29	6,500	6,420,849

			15,848,575

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.350%	02/22/32(a)	8,500	7,417,074
CSL Finance PLC (Australia),
Gtd. Notes, 144A
4.250%	04/27/32	6,995	6,590,293

			14,007,367

Building Materials — 0.1%
Cemex SAB de CV (Mexico),
Gtd. Notes
5.450%	11/19/29(a)	350	334,753
Fortune Brands Innovations, Inc.,
Sr. Unsec’d. Notes
3.250%	09/15/29(a)	10,965	9,498,239
Johnson Controls International PLC,
Sr. Unsec’d. Notes
3.900%	02/14/26	322	312,221
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24	640	631,663

			10,776,876

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals — 0.2%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
5.125%	04/01/25	7,475	$7,461,541
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.550%	11/30/25	131	129,449
6.300%	03/15/33(a)	17,200	18,122,505
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24	607	608,162
MEGlobal Canada ULC (Kuwait),
Gtd. Notes, EMTN
5.875%	05/18/30	350	351,050
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/23	3,295	3,266,039
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.000%	12/15/26(a)	5,000	4,780,680

			34,719,426

Commercial Services — 0.3%
Equifax, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/31	1,050	814,092
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.800%	11/01/25	2,445	2,338,160
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116	8,500	6,160,138
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
4.400%	06/01/32(a)	30,000	28,259,862
RELX Capital, Inc. (United Kingdom),
Gtd. Notes
4.750%	05/20/32(a)	2,945	2,827,393
United Rentals North America, Inc.,
Gtd. Notes
5.250%	01/15/30	1,055	990,832

			41,390,477

Computers — 0.5%
Apple, Inc.,
Sr. Unsec’d. Notes
1.650%	02/08/31	30,000	24,148,311
1.700%	08/05/31(a)	15,000	11,995,901
3.350%	08/08/32(a)	35,000	31,790,267

			67,934,479

Cosmetics/Personal Care — 0.1%
GSK Consumer Healthcare Capital US LLC,
Gtd. Notes
3.375%	03/24/27	8,000	7,453,803
3.625%	03/24/32	1,200	1,057,241

			8,511,044

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Distribution/Wholesale — 0.0%
Ferguson Finance PLC,
Sr. Unsec’d. Notes, 144A
4.650%	04/20/32	6,465	$5,942,620

Diversified Financial Services — 0.3%
American Express Co.,
Sr. Unsec’d. Notes
4.420%(ff)	08/03/33(a)	18,700	17,724,728
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
4.500%	05/13/32(a)	12,120	11,711,152
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.273%(ff)	03/01/30	7,980	6,838,156
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
2.900%	03/03/32	5,065	4,303,827
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
4.150%	01/23/30(a)	8,650	7,729,048

			48,306,911

Electric — 1.7%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.950%	06/01/28	7,510	7,038,621
4.700%	05/15/32(a)	11,035	10,571,302
Ameren Illinois Co.,
First Mortgage
3.850%	09/01/32(a)	20,000	18,617,289
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37	1,405	1,453,712
6.125%	04/01/36	1,160	1,218,635
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29(a)	500	430,857
5.000%	02/01/31	725	610,743
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series ai.
4.450%	10/01/32	9,050	8,751,458
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	11/01/28(a)	1,942	1,824,124
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series B
3.600%	03/15/27	9,910	9,325,723
Sr. Unsec’d. Notes, Series D
2.850%	08/15/26(a)	2,500	2,309,104
DTE Energy Co.,
Sr. Unsec’d. Notes
2.850%	10/01/26	450	414,674
Duke Energy Carolinas LLC,
First Mortgage
2.850%	03/15/32(a)	17,760	15,004,634
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.150%	08/15/27(a)	435	401,580

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Duke Energy Progress LLC,
First Mortgage
3.700%	09/01/28(a)	3,980	$3,746,199
Energuate Trust (Guatemala),
Gtd. Notes
5.875%	05/03/27	390	369,111
Entergy Louisiana LLC,
Collateral Trust
3.250%	04/01/28	445	405,453
Entergy Texas, Inc.,
First Mortgage
4.000%	03/30/29	10,900	10,296,928
FEL Energy VI Sarl (Mexico),
Sr. Sec’d. Notes
5.750%	12/01/40	462	393,632
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25	1,250	1,215,377
Georgia Power Co.,
Sr. Unsec’d. Notes
4.700%	05/15/32	10,580	10,189,153
Gulf Power Co.,
Sr. Unsec’d. Notes, Series A
3.300%	05/30/27	795	749,471
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
3.250%	12/01/24	925	893,590
Kallpa Generacion SA (Peru),
Sr. Unsec’d. Notes, 144A
4.125%	08/16/27	290	265,404
Kentucky Utilities Co.,
First Mortgage
3.300%	10/01/25	2,150	2,051,419
Light Servicos de Eletricidade SA/Light Energia SA (Brazil),
Gtd. Notes
4.375%	06/18/26	200	166,913
Gtd. Notes, 144A
4.375%	06/18/26	200	166,913
Louisville Gas & Electric Co.,
First Mortgage, Series 25
3.300%	10/01/25	3,065	2,931,828
Metropolitan Edison Co.,
Sr. Unsec’d. Notes, 144A
4.300%	01/15/29	12,210	11,437,501
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	5,310	5,220,319
PacifiCorp,
First Mortgage
3.350%	07/01/25	2,270	2,176,835
Public Service Co. of Colorado,
First Mortgage, Series 38
4.100%	06/01/32	35,464	33,289,432
Puget Energy, Inc.,
Sr. Sec’d. Notes
3.650%	05/15/25	530	505,833

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Sempra Energy,
Sr. Unsec’d. Notes
3.400%	02/01/28	5,000	$4,645,978
Southern California Edison Co.,
First Mortgage
5.850%	11/01/27	10,790	11,141,215
5.950%	11/01/32	37,960	40,196,298
Southern Co. (The),
Jr. Sub. Notes
4.475%	08/01/24	6,855	6,768,995
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series M
4.100%	09/15/28	5,000	4,745,769
Union Electric Co.,
First Mortgage
2.950%	03/15/30	6,500	5,701,396
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series B
3.750%	05/15/27(a)	19,420	18,569,781
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	2,245	2,089,216
5.625%	02/15/27(a)	3,000	2,865,087
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	2,580	2,475,886
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.600%	06/01/32	1,530	1,466,085

			265,109,473

Electronics — 0.2%
Honeywell International, Inc.,
Sr. Unsec’d. Notes
5.000%	02/15/33	36,145	36,848,746

Energy-Alternate Sources — 0.0%
Aydem Yenilenebilir Enerji A/S (Turkey),
Sr. Sec’d. Notes
7.750%	02/02/27	200	162,475
Azure Power Solar Energy Pvt. Ltd. (India),
Sr. Sec’d. Notes, 144A, MTN
5.650%	12/24/24	400	350,000

			512,475

Engineering & Construction — 0.0%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
3.875%	04/30/28	300	273,150
5.500%	07/31/47	4,220	3,249,400

			3,522,550

Entertainment — 0.9%
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
3.528%	03/15/24	500	484,497
4.279%	03/15/32(a)	161,995	133,567,534

			134,052,031

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Environmental Control — 0.1%
Waste Connections, Inc.,
Sr. Unsec’d. Notes
3.200%	06/01/32	9,035	$7,737,020

Foods — 0.2%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.125%	02/01/28	21,645	20,531,523
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26	9,170	8,588,302
4.375%	06/01/46	675	551,368
4.875%	10/01/49	130	113,447
Mars, Inc.,
Gtd. Notes, 144A
3.875%	04/01/39	1,370	1,159,411
4.125%	04/01/54	645	519,767
4.200%	04/01/59	600	483,482

			31,947,300

Gas — 0.1%
Southern California Gas Co.,
Sr. Unsec’d. Notes
2.950%	04/15/27	10,820	9,997,930

Healthcare-Services — 1.0%
Aetna, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24	1,000	972,277
Elevance Health, Inc.,
Sr. Unsec’d. Notes
5.500%	10/15/32	26,740	27,370,474
HCA, Inc.,
Gtd. Notes
5.125%	06/15/39	3,800	3,387,358
Sr. Sec’d. Notes
4.500%	02/15/27	4,600	4,428,646
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes
4.125%	07/01/52	125	103,381
Nationwide Children’s Hospital, Inc.,
Unsec’d. Notes
4.556%	11/01/52	3,360	2,999,131
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30	270	233,437
Roche Holdings, Inc.,
Gtd. Notes, 144A
2.076%	12/13/31(a)	5,000	4,057,110
Stanford Health Care,
Unsec’d. Notes, Series 2020
3.310%	08/15/30	8,980	7,987,984
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
6.125%	06/15/30	1,450	1,381,001
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.300%	05/15/31	12,200	10,163,147
4.200%	05/15/32	37,567	35,706,195

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
5.350%	02/15/33	48,805	$50,549,982

			149,340,123

Home Furnishings — 0.0%
Panasonic Corp. (Japan),
Sr. Unsec’d. Notes, 144A
2.679%	07/19/24	1,000	956,618

Household Products/Wares — 0.0%
Church & Dwight Co., Inc.,
Sr. Unsec’d. Notes
5.600%	11/15/32	4,690	4,858,667

Insurance — 0.1%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/26(a)	1,327	1,283,625
Arch Capital Finance LLC,
Gtd. Notes
4.011%	12/15/26	3,045	2,908,424
Berkshire Hathaway Finance Corp.,
Gtd. Notes
1.450%	10/15/30	4,005	3,192,516
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A
3.900%	04/05/32	6,685	5,855,396
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50	2,700	1,901,654
4.569%	02/01/29	2	1,875
Markel Corp.,
Sr. Unsec’d. Notes
3.500%	11/01/27	500	460,885
3.625%	03/30/23	355	353,159

			15,957,534

Internet — 0.0%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.600%	04/13/32(a)	6,100	5,595,396
Prosus NV (China),
Sr. Unsec’d. Notes
4.193%	01/19/32	450	372,881

			5,968,277

Iron/Steel — 0.1%
Nucor Corp.,
Sr. Unsec’d. Notes
3.125%	04/01/32	7,300	6,202,494
4.300%	05/23/27(a)	11,570	11,258,694

			17,461,188

Leisure Time — 0.0%
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A
3.350%	06/08/25(a)	1,885	1,766,166

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging — 0.2%
Marriott International, Inc.,
Sr. Unsec’d. Notes
5.000%	10/15/27	31,516	$31,129,720

Machinery-Diversified — 0.4%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
3.900%	06/07/32(a)	2,110	1,967,881
4.350%	09/15/32	56,510	54,870,769

			56,838,650

Media — 1.0%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	03/01/23(a)	3,575	3,563,453
5.375%	06/01/29(a)	2,600	2,350,206
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.400%	04/01/33(a)	129,750	111,195,990
6.384%	10/23/35	5,822	5,685,792
Comcast Corp.,
Gtd. Notes
3.750%	04/01/40	1,510	1,246,749
4.150%	10/15/28	25,000	24,028,753
4.200%	08/15/34	1,575	1,454,947
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.350%	09/15/26(a)	7,500	7,004,090

			156,529,980

Mining — 0.3%
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39	4,267	4,374,324
Newmont Corp.,
Gtd. Notes
2.600%	07/15/32(a)	42,000	33,465,006
Yamana Gold, Inc. (Canada),
Gtd. Notes
2.630%	08/15/31	2,970	2,229,802

			40,069,132

Miscellaneous Manufacturing — 0.1%
Parker-Hannifin Corp.,
Sr. Unsec’d. Notes
4.250%	09/15/27	10,895	10,586,879

Multi-National — 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23	445	444,777

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	6,600	5,868,827

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas — 1.0%
Aker BP ASA (Norway),
Gtd. Notes, 144A
2.000%	07/15/26	3,738	$3,285,504
3.100%	07/15/31	13,000	10,575,789
Sr. Unsec’d. Notes, 144A
4.000%	01/15/31(a)	5,140	4,502,821
BP Capital Markets America, Inc.,
Gtd. Notes
3.796%	09/21/25	2	1,964
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.650%	01/15/32	72,942	58,097,625
Diamondback Energy, Inc.,
Gtd. Notes
3.500%	12/01/29	6,620	5,807,763
6.250%	03/15/33(a)	32,000	32,499,117
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
6.750%	06/30/30	210	196,389
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.950%	07/01/24	946	961,362
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.500%	03/13/27	9,000	8,178,750
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30	2,090	1,639,991
2.150%	01/15/31	10,515	8,339,499
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.800%	12/01/31(a)	1,750	1,427,583
4.350%	06/01/28	5,010	4,838,659
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A
5.000%	05/18/27	15,970	15,049,986

			155,402,802

Packaging & Containers — 0.1%
AptarGroup, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/32	3,605	2,990,203
WRKCo, Inc.,
Gtd. Notes
4.650%	03/15/26	12,590	12,391,535

			15,381,738

Pharmaceuticals — 1.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/21/29	92,370	83,283,329
3.850%	06/15/24	575	565,941
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.950%	03/15/32(a)	9,540	8,322,607

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Cigna Corp.,
Gtd. Notes
3.250%	04/15/25(a)	530	$510,508
4.375%	10/15/28	14,520	14,006,326
CVS Health Corp.,
Sr. Unsec’d. Notes
3.750%	04/01/30	30,000	27,226,645
4.300%	03/25/28	4,944	4,782,112
4.780%	03/25/38	1,775	1,626,381
5.000%	12/01/24	700	694,379
5.050%	03/25/48(a)	35,000	31,593,408
Merck & Co., Inc.,
Sr. Unsec’d. Notes
1.450%	06/24/30	2,805	2,238,308
2.150%	12/10/31(a)	5,000	4,085,741
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48	4,773	3,573,676
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
5.000%	11/26/28	10,000	9,911,156

			192,420,517

Pipelines — 1.7%
Energy Transfer LP,
Sr. Unsec’d. Notes
3.750%	05/15/30	40,984	36,129,923
4.200%	04/15/27	1,510	1,425,170
4.950%	06/15/28	15,325	14,802,408
5.250%	04/15/29	10,000	9,695,038
5.500%	06/01/27(a)	5,000	4,969,396
5.750%	02/15/33	13,551	13,292,159
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	01/31/30	11,461	9,764,154
3.125%	07/31/29	7,750	6,822,905
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27	225	220,429
7.500%	06/01/30	225	216,897
Kinder Morgan, Inc.,
Gtd. Notes
4.800%	02/01/33(a)	5,000	4,637,067
MPLX LP,
Sr. Unsec’d. Notes
4.000%	03/15/28	8,455	7,875,547
4.125%	03/01/27	2,980	2,821,045
4.950%	09/01/32	65,226	61,165,954
ONEOK Partners LP,
Gtd. Notes
5.000%	09/15/23	2,525	2,516,666
ONEOK, Inc.,
Gtd. Notes
4.000%	07/13/27	1,535	1,445,864
4.500%	03/15/50	3,135	2,352,078

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	10,000	$8,690,892
4.650%	10/15/25	2,185	2,139,480
Spectra Energy Partners LP,
Gtd. Notes
4.750%	03/15/24	4,340	4,312,298
Targa Resources Corp.,
Gtd. Notes
4.200%	02/01/33(a)	18,585	16,000,661
5.200%	07/01/27	33,620	33,028,069
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
4.000%	03/15/28	3,610	3,393,920
Valero Energy Partners LP,
Gtd. Notes
4.500%	03/15/28	4,255	4,129,079
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
2.600%	03/15/31	16,997	13,791,222
4.300%	03/04/24	1,000	986,882

			266,625,203

Real Estate Investment Trusts (REITs) — 0.3%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.650%	06/15/24	3,750	3,640,499
3.850%	02/01/25	5,575	5,351,996
Extra Space Storage LP,
Gtd. Notes
3.900%	04/01/29(a)	8,500	7,630,204
Realty Income Corp.,
Sr. Unsec’d. Notes
2.850%	12/15/32	150	121,841
Simon Property Group LP,
Sr. Unsec’d. Notes
1.750%	02/01/28(a)	6,490	5,520,847
2.250%	01/15/32	7,500	5,837,967
Sun Communities Operating LP,
Gtd. Notes
4.200%	04/15/32	9,930	8,725,294
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25	3,000	2,911,656
VICI Properties LP,
Sr. Unsec’d. Notes
4.750%	02/15/28	8,970	8,521,108
Welltower, Inc.,
Sr. Unsec’d. Notes
3.100%	01/15/30	1,500	1,266,513

			49,527,925

Retail — 1.6%
Advance Auto Parts, Inc.,
Gtd. Notes
3.900%	04/15/30(a)	1,610	1,414,632

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
AutoNation, Inc.,
Sr. Unsec’d. Notes
3.850%	03/01/32(a)	6,700	$5,355,300
AutoZone, Inc.,
Sr. Unsec’d. Notes
4.750%	08/01/32(a)	12,215	11,866,012
Dollar General Corp.,
Sr. Unsec’d. Notes
5.000%	11/01/32	44,708	43,985,497
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.250%	04/15/32(a)	19,550	17,378,244
4.500%	09/15/32(a)	60,300	59,089,070
McDonald’s Corp.,
Sr. Unsec’d. Notes
4.600%	09/09/32(a)	13,280	13,001,900
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/30	8,665	8,158,375
4.700%	06/15/32(a)	6,615	6,408,443
Walmart, Inc.,
Sr. Unsec’d. Notes
4.150%	09/09/32(a)	76,000	74,248,706
5.250%	09/01/35	6,924	7,283,738

			248,189,917

Semiconductors — 0.4%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.500%	01/15/28	1,555	1,417,736
Broadcom, Inc.,
Gtd. Notes
3.459%	09/15/26(a)	13,058	12,291,532
4.150%	11/15/30(a)	5,140	4,604,804
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	1,153	845,906
3.419%	04/15/33	37,900	30,421,647
4.150%	04/15/32	10,000	8,790,130
4.926%	05/15/37	3,975	3,474,281
Entegris Escrow Corp.,
Sr. Sec’d. Notes, 144A
4.750%	04/15/29	2,800	2,560,981

			64,407,017

Software — 0.5%
Fiserv, Inc.,
Sr. Unsec’d. Notes
4.200%	10/01/28	12,730	12,048,917
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50	143	95,296
Oracle Corp.,
Sr. Unsec’d. Notes
3.850%	07/15/36(a)	3,300	2,699,562
6.250%	11/09/32(a)	46,130	48,438,638

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
Workday, Inc.,
Sr. Unsec’d. Notes
3.700%	04/01/29	5,790	$5,311,194

			68,593,607

Telecommunications — 2.4%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.250%	02/01/32	50,000	39,204,436
2.550%	12/01/33	66,000	50,753,959
3.500%	09/15/53	4,246	2,888,849
4.350%	03/01/29(a)	25,000	23,792,068
CT Trust (Guatemala),
Sr. Sec’d. Notes
5.125%	02/03/32	200	175,600
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27	400	338,875
Sprint LLC,
Gtd. Notes
7.125%	06/15/24	5,000	5,101,581
Telefonica Moviles Chile SA (Chile),
Sr. Unsec’d. Notes
3.537%	11/18/31	430	351,471
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	11/15/31(a)	10,715	8,426,240
2.550%	02/15/31	13,265	10,810,002
3.875%	04/15/30	25,000	22,693,141
4.375%	04/15/40	525	450,433
5.200%	01/15/33(a)	125,000	123,765,762
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.355%	03/15/32(a)	95,000	75,339,055
2.550%	03/21/31	3,725	3,065,666
4.016%	12/03/29	8,188	7,662,761

			374,819,899

Transportation — 0.1%
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.800%	02/14/32(a)	12,404	10,660,398

Water — 0.1%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.000%	12/01/26	13,140	12,144,648

TOTAL CORPORATE BONDS (cost $4,722,277,597)			4,599,959,750

MUNICIPAL BONDS — 0.3%
Arizona — 0.2%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41	20,800	20,287,151

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California — 0.0%
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, Series Q
4.132%	05/15/32	2,305	$2,132,895

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	2,895	3,117,491

Massachusetts — 0.0%
Massachusetts Clean Water Trust (The),
Revenue Bonds, BABs
5.192%	08/01/40	1,265	1,269,337

New York — 0.1%
New York City Municipal Water Finance Authority,
Revenue Bonds, BABs
5.440%	06/15/43	7,000	7,246,682
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	1,910	1,974,367

			9,221,049

Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	1,300	1,314,447
Ohio Water Development Authority Water Pollution Control Loan Fund,
Taxable, Revenue Bonds, BABs, Series B2
4.879%	12/01/34	2,000	2,004,231

			3,318,678

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	500	535,551

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	4,000	4,022,116

Texas — 0.0%
City of San Antonio Electric & Gas Systems Revenue,
Taxable, Revenue Bonds
4.427%	02/01/42	1,750	1,595,912

Washington — 0.0%
Central Puget Sound Regional Transit Authority,
Revenue Bonds, BABs
5.491%	11/01/39	2,330	2,411,930

TOTAL MUNICIPAL BONDS (cost $55,381,442)			47,912,110

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Alternative Loan Trust,
Series 2005-38, Class A3, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.089%(c)	09/25/35	1,457	1,280,386

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Bellemeade Re Ltd.,
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
6.239%(c)	10/25/28	223	$222,631
Credit Suisse Mortgage Trust, Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	1,314	1,227,823
Eagle Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
6.089%(c)	11/25/28	1,721	1,715,003
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
6.039%(c)	05/25/29	455	448,220
Mill City Mortgage Loan Trust, Series 2017-03, Class A1, 144A
2.750%(cc)	01/25/61	863	834,565
Series 2018-01, Class A1, 144A
3.250%(cc)	05/25/62	1,305	1,257,486
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
5.139%(c)	01/25/48	215	206,337
Oaktown Re II Ltd.,
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
5.939%(c)	07/25/28	376	375,618
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
5.039%(c)	06/25/57	663	623,646
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
7.239%(c)	02/25/23	2,560	2,501,989
Towd Point Mortgage Trust,
Series 2019-04, Class A1, 144A
2.900%(cc)	10/25/59	1,508	1,400,194
Series 2019-HY03, Class A1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.389%(c)	10/25/59	645	637,725
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2006-AR10, Class 1A1
3.738%(cc)	09/25/36	854	766,438

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $14,023,562)			13,498,061

SOVEREIGN BONDS — 0.3%
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes
2.375%	08/20/30	490	411,539
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
5.500%	02/22/29	600	549,488

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, 144A
5.950%	01/25/27	700	$683,069
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
5.125%	01/15/45	1,000	963,860
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, EMTN
0.625%	09/02/25	10,000	8,924,969
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
6.375%	10/23/34	2,000	2,215,220
Province of Quebec (Canada),
Sr. Unsec’d. Notes, Series PD
7.500%	09/15/29	2,000	2,349,117
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
5.103%	04/23/48	1,245	1,244,844
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.375%	10/17/24	26,379	24,837,625
2.875%	10/17/29	15,600	12,956,575
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
2.125%	12/01/30	900	643,388

TOTAL SOVEREIGN BONDS (cost $60,897,026)			55,779,694

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.9%
Federal Home Loan Bank
4.250%	09/10/32	595	580,827
Federal Home Loan Mortgage Corp.
3.000%	02/01/52	28,036	24,614,824
3.500%	02/01/52	13	11,397
3.500%	05/01/52	198,753	180,768,201
3.500%	06/01/52	163	148,067
3.500%	06/01/52	587	533,360
3.500%	06/01/52	3,058	2,779,484
3.500%	09/01/52	699	635,140
3.500%	09/01/52	4,727	4,296,035
3.500%	10/01/52	799	725,519
3.500%	11/01/52	308	279,643
3.500%	11/01/52	322	293,911
3.500%	11/01/52	1,123	1,020,349
3.500%	11/01/52	18,888	17,165,262
6.250%	07/15/32	67,092	78,236,027
6.750%	03/15/31	12,130	14,272,452
Federal National Mortgage Assoc.
2.500%	TBA	6,000	5,079,086
2.500%	05/01/51	79,865	67,835,351
2.500%	09/01/51	4,046	3,435,381
2.500%	12/01/51	250	211,690
2.500%	02/01/52	278,066	235,735,374
2.500%	04/01/52	749	634,583
3.000%	02/01/52	155,248	136,303,516
3.000%	04/01/52	49,735	43,672,427
3.500%	11/01/51	45	41,126
3.500%	03/01/52	12,878	11,804,367
3.500%	05/01/52	11,594	10,536,501

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	05/01/52	18,404	$16,720,254
3.500%	07/01/52	110	100,327
3.500%	07/01/52	998	907,318
3.500%	07/01/52	999	907,427
3.500%	07/01/52	7,441	6,763,371
3.500%	07/01/52	105,615	95,994,765
3.500%	08/01/52	808	734,415
3.500%	08/01/52	3,736	3,396,622
3.500%	08/01/52	3,843	3,494,208
3.500%	09/01/52	1,179	1,071,460
3.500%	10/01/52	4,592	4,173,400
3.500%	12/01/52	1,247	1,133,183
5.000%	08/01/52	1,937	1,909,972
6.625%	11/15/30(k)	56,140	65,485,511
Government National Mortgage Assoc.
3.000%	03/20/52	245,917	218,973,335
3.000%	04/20/52	111,001	98,933,511
3.500%	04/20/52	171,618	157,692,086
Tennessee Valley Authority, Sr. Unsec’d. Notes
1.500%	09/15/31	220	172,703

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,521,918,243)			1,520,213,768

U.S. TREASURY OBLIGATIONS — 18.2%
U.S. Treasury Bonds
1.125%	08/15/40	150,000	93,421,875
1.375%	11/15/40	138,720	90,276,375
1.750%	08/15/41	308,300	211,330,016
2.000%	11/15/41	322,000	230,330,625
2.250%	05/15/41	166,720	125,352,600
2.375%	02/15/42	230,500	176,116,406
3.000%	08/15/52	175	145,086
4.000%	11/15/42	100,000	97,984,375
U.S. Treasury Notes
1.250%	11/30/26	19,730	17,701,509
1.250%	12/31/26	5,205	4,660,915
1.250%	06/30/28	130,000	112,389,062
2.375%	03/31/29(k)	23,000	20,935,391
2.625%	05/31/27	17,830	16,807,561
2.750%	05/31/29	265	246,181
2.875%	05/15/32(h)	70	64,531
3.875%	11/30/27(a)	106,450	105,876,168
3.875%	11/30/29	720,000	715,162,500
4.125%	11/15/32	386,245	393,969,900
U.S. Treasury Strips Coupon
2.364%(s)	05/15/45	4,640	1,781,688
2.377%(s)	08/15/45	1,705	648,433
2.387%(s)	05/15/43	5,565	2,307,084
2.471%(s)	08/15/44	15,965	6,315,530
2.544%(s)	11/15/45	4,405	1,656,865
3.005%(s)	05/15/44(k)	40,500	16,139,883
3.203%(s)	02/15/42(k)	63,730	27,961,537
3.218%(s)	02/15/46	58,580	21,850,798
3.452%(s)	11/15/41	30,000	13,354,687
3.735%(s)	08/15/40(k)	107,180	50,885,380
3.997%(s)	08/15/41	100,000	45,023,438
4.045%(s)	11/15/42	70,000	29,635,157
4.278%(s)	02/15/41	280,000	129,543,750

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (continued)
4.385%(s)	05/15/41	75,000	$34,236,328

TOTAL U.S. TREASURY OBLIGATIONS (cost $2,903,100,985)			2,794,111,634

TOTAL LONG-TERM INVESTMENTS (cost $13,540,686,444)			13,265,795,886

		Shares
SHORT-TERM INVESTMENTS — 16.8%
AFFILIATED MUTUAL FUND — 2.7%
PGIM Institutional Money Market Fund (cost $414,969,422; includes $412,834,281 of cash collateral for securities on loan)(b)(wd)		415,369,041	415,161,357

UNAFFILIATED FUND — 14.1%
Dreyfus Government Cash Management (Institutional Shares)		2,165,672,161	2,165,672,161

(cost $2,165,672,161)
TOTAL SHORT-TERM INVESTMENTS (cost $2,580,641,583)			2,580,833,518

TOTAL INVESTMENTS, BEFORE OPTION
WRITTEN—103.0%
(cost $16,121,328,027)			15,846,629,404

OPTION WRITTEN*~ — (0.0)%
(premiums received $800,000)			(3,316)

TOTAL INVESTMENTS, NET OF OPTION
WRITTEN—103.0%
(cost $16,120,528,027)			15,846,626,088
Liabilities in excess of other assets(z) — (3.0)%			(466,635,679)

NET ASSETS — 100.0%			$15,379,990,409

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $405,442,947; cash collateral of $412,834,281 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $2,373,537. The aggregate value of $2,313,408 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Option Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.38.V1, 06/20/27	Put	GSI	01/18/23	3.00%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	1,000,000	$(3,316)

(premiums received $800,000)

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Option Written:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V1, 12/20/27	Put	02/15/23	$93.00	5.00%(Q)	CDX.NA.HY.39.V1(Q)	250,000	$(613,842)	$2,836,158

(premiums received $3,450,000)

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
17,573	5 Year U.S.Treasury Notes	Mar. 2023	$1,896,648,442	$(9,129,590)
61,666	10 Year U.S. Treasury Notes	Mar. 2023	6,924,899,402	(42,441,716)

				(51,571,306)

Short Positions:
4,948	2 Year U.S.Treasury Notes	Mar. 2023	1,014,726,567	(1,318,579)
611	10 Year U.S. Ultra Treasury Notes	Mar. 2023	72,269,844	2,098,887
22,538	20 Year U.S. Treasury Bonds	Mar. 2023	2,824,997,438	6,986,006
2,598	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	348,943,875	3,670,013

				11,436,327

				$(40,134,979)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$—	$102,995,018

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$1,886,557,253	$—	$—
Asset-Backed Securities
Collateralized Loan Obligations	—	1,183,059,942	—
Consumer Loans	—	6,651,788	—
Credit Cards	—	2,604,758	—
Home Equity Loans	—	1,498,764	—
Manufactured Housing	—	838,771	—
Other	—	8,639,047	—
Residential Mortgage-Backed Securities	—	4,823,028	—
Commercial Mortgage-Backed Securities	—	1,139,647,518	—

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds	$—	$4,599,959,750	$—
Municipal Bonds	—	47,912,110	—
Residential Mortgage-Backed Securities	—	13,498,061	—
Sovereign Bonds	—	55,779,694	—
U.S. Government Agency Obligations	—	1,520,213,768	—
U.S. Treasury Obligations	—	2,794,111,634	—
Short-Term Investments
Affiliated Mutual Fund	415,161,357	—	—
Unaffiliated Fund	2,165,672,161	—	—

Total	$4,467,390,771	$11,379,238,633	$—

Liabilities
Option Written	$—	$(3,316)	$—

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Written	$—	$2,836,158	$—
Futures Contracts	12,754,906	—	—

Total	$12,754,906	$2,836,158	$—

Liabilities
Futures Contracts	$(52,889,885)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as centrally cleared swaptions, futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

U.S. Treasury Obligations	18.2%
Affiliated Mutual Funds (2.7% represents investments purchased with collateral from securities on loan)	15.0
Unaffiliated Fund	14.1
Banks	10.6
U.S. Government Agency Obligations	9.9
Collateralized Loan Obligations	7.7
Commercial Mortgage-Backed Securities	7.4
Telecommunications	2.4
Pipelines	1.7
Electric	1.7
Retail	1.6
Pharmaceuticals	1.3
Media	1.0
Oil & Gas	1.0
Healthcare-Services	1.0
Entertainment	0.9
Auto Manufacturers	0.8
Aerospace & Defense	0.7
Software	0.5
Computers	0.5
Semiconductors	0.4
Machinery-Diversified	0.4
Sovereign Bonds	0.3
Real Estate Investment Trusts (REITs)	0.3

Diversified Financial Services	0.3%
Municipal Bonds	0.3
Commercial Services	0.3
Mining	0.3
Electronics	0.2
Chemicals	0.2
Foods	0.2
Lodging	0.2
Agriculture	0.2
Residential Mortgage-Backed Securities	0.1
Iron/Steel	0.1
Insurance	0.1
Beverages	0.1
Packaging & Containers	0.1
Biotechnology	0.1
Water	0.1
Building Materials	0.1
Transportation	0.1
Miscellaneous Manufacturing	0.1
Gas	0.1
Other	0.1
Cosmetics/Personal Care	0.1
Environmental Control	0.1
Consumer Loans	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Auto Parts & Equipment	0.0	*%
Internet	0.0	*
Distribution/Wholesale	0.0	*
Office/Business Equipment	0.0	*
Airlines	0.0	*
Household Products/Wares	0.0	*
Engineering & Construction	0.0	*
Apparel	0.0	*
Credit Cards	0.0	*
Leisure Time	0.0	*
Home Equity Loans	0.0	*

Home Furnishings	0.0	*%
Manufactured Housing	0.0	*
Energy-Alternate Sources	0.0	*
Multi-National	0.0	*

	103.0
Option Written	(0.0	)*
Liabilities in excess of other assets	(3.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps and swaptions	$2,836,158	*	—	$—
Credit contracts	—	—		Options written outstanding, at value	3,316
Interest rate contracts	Due from/to broker-variation margin futures	12,754,906	*	Due from/to broker-variation margin futures	52,889,885	*

		$15,591,064			$52,893,201

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$(3,841,750)	$11,046,300	$—	$34,727,368
Interest rate contracts	—	—	14,967,376	(1,460,007)

Total	$(3,841,750)	$11,046,300	$14,967,376	$33,267,361

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Swaps
Credit contracts	$3,632,842	$—	$70,030
Interest rate contracts	—	(42,884,266)	3,869,792

Total	$3,632,842	$(42,884,266)	$3,939,822

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 403,350
Options Written (2)	600,000,000
Futures Contracts - Long Positions (2)	4,241,764,559
Futures Contracts - Short Positions (2)	2,334,185,262
Credit Default Swap Agreements - Buy Protection (2)	13,000,000
Credit Default Swap Agreements - Sell Protection (2)	213,507,440
Inflation Swap Agreements (2)	10,451,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.

Financial Instruments/Transactions - Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$405,442,947	$(405,442,947)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
GSI	$—	$(3,316)	$(3,316)	$3,316	$—

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $405,442,947:
Unaffiliated investments (cost $13,828,502,720)	$13,544,910,794
Affiliated investments (cost $2,292,825,307)	2,301,718,610
Cash	99,866,297
Dividends and interest receivable	95,937,172
Receivable for investments sold	63,748,860
Prepaid expenses and other assets	1,038,008

Total Assets	16,107,219,741

LIABILITIES
Payable to broker for collateral for securities on loan	412,834,281
Payable for investments purchased	291,809,755
Payable for Portfolio shares purchased	14,875,934
Accrued expenses and other liabilities	2,592,137
Due to broker-variation margin futures	2,453,040
Management fee payable	2,173,554
Distribution fee payable	438,949
Due to broker-variation margin swaps and swaptions	39,528
Trustees’ fees payable	8,301
Options written outstanding, at value (premiums received $800,000)	3,316
Affiliated transfer agent fee payable	537

Total Liabilities	727,229,332

NET ASSETS	$15,379,990,409

Net assets were comprised of:
Partners’ Equity	$15,379,990,409

Net asset value and redemption price per share, $15,379,990,409 / 1,883,383,536 outstanding shares of beneficial interest	$8.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$308,089,599
Income from securities lending, net (including affiliated income of $994,820)	1,015,437
Affiliated dividend income	1,200

Total income	309,106,236

EXPENSES
Management fee	41,961,382
Distribution fee	22,381,581
Custodian and accounting fees	424,793
Trustees’ fees	136,270
Legal fees and expenses	75,502
Audit fee	52,300
Shareholders’ reports	9,619
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,927
Miscellaneous	169,009

Total expenses	65,218,383
Less: Distribution fee waiver	(3,396,053)

Net expenses	61,822,330

NET INVESTMENT INCOME (LOSS)	247,283,906

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $7,207,399)	(238,035,438)
In-kind transactions(1)	5,384,603
Futures transactions	14,967,376
Options written transactions	11,046,300
Swap agreements transactions	33,267,361

(173,369,798)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $8,838,860)	(376,108,684)
Futures	(42,884,266)
Options written	3,632,842
Swap agreements	3,939,822

(411,420,286)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(584,790,084)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(337,506,178)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$247,283,906	$49,604,898
Net realized gain (loss) on investment transactions	(173,369,798)	47,491,491
Net change in unrealized appreciation (depreciation) on investments	(411,420,286)	(137,141,789)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(337,506,178)	(40,045,400)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [4,189,006,027 and 116,014,873 shares, respectively]	34,599,252,494	1,102,444,431
Portfolio shares purchased [2,486,451,366 and 152,593,359 shares, respectively]	(20,596,708,802)	(1,454,007,857)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	14,002,543,692	(351,563,426)

TOTAL INCREASE (DECREASE)	13,665,037,514	(391,608,826)
NET ASSETS:
Beginning of year	1,714,952,895	2,106,561,721

End of year	$15,379,990,409	$1,714,952,895

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$9.48	$9.69	$8.32	$7.48	$7.50

Income (Loss) From Investment Operations:
Net investment income (loss)	0.23	0.27	0.20	0.23	0.20
Net realized and unrealized gain (loss) on investment transactions	(1.54)	(0.48)	1.17	0.61	(0.22)

Total from investment operations	(1.31)	(0.21)	1.37	0.84	(0.02)

Net Asset Value, end of year	$8.17	$9.48	$9.69	$8.32	$7.48

Total Return(b)	(13.82)%	(2.17)%	16.47%	11.23%	(0.27)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$15,380	$1,715	$2,107	$2,724	$11,090
Average net assets (in millions)	$8,953	$1,755	$7,096	$4,296	$3,733
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.69%	0.72%	0.69%	0.73%	0.70%
Expenses before waivers and/or expense reimbursement	0.73%	0.76%	0.75%	0.77%	0.74%
Net investment income (loss)	2.76%	2.83%	2.20%	2.89%	2.75%
Portfolio turnover rate(d)(e)	299%	75%	778%	130%	177%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST MFS GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 87.5%
COMMON STOCKS — 69.0%
Aerospace & Defense — 1.1%
AeroVironment, Inc.*	1,409	$120,695
BAE Systems PLC (United Kingdom)	20,757	214,387
Dassault Aviation SA (France)	1,297	219,962
General Dynamics Corp.	6,240	1,548,206
Howmet Aerospace, Inc.	47,139	1,857,748
Kratos Defense & Security Solutions, Inc.*	6,802	70,197
L3Harris Technologies, Inc.	2,240	466,390
MTU Aero Engines AG (Germany)	1,456	313,237
Northrop Grumman Corp.	3,987	2,175,347
Raytheon Technologies Corp.	8,081	815,534
Rolls-Royce Holdings PLC (United Kingdom)*	202,543	226,236
Thales SA (France)	909	116,142

		8,144,081

Airlines — 0.1%
Alaska Air Group, Inc.*	5,617	241,194
Delta Air Lines, Inc.*	9,477	311,414
JetBlue Airways Corp.*	17,043	110,439
Ryanair Holdings PLC (Ireland), ADR*(a)	6,294	470,539

		1,133,586

Auto Components — 0.4%
Aptiv PLC*	5,684	529,351
Bridgestone Corp. (Japan)	5,800	205,361
Cie Generale des Etablissements Michelin SCA (France)	11,227	312,754
Continental AG (Germany)	4,378	260,993
Koito Manufacturing Co. Ltd. (Japan)	34,100	508,369
Lear Corp.	2,821	349,860
Magna International, Inc. (Canada)(a)	1,923	108,034
Visteon Corp.*	3,016	394,583

		2,669,305

Automobiles — 0.1%
BYD Co. Ltd. (China) (Class H Stock)	4,500	110,403
Hero MotoCorp Ltd. (India)	7,791	257,432
Mahindra & Mahindra Ltd. (India)	22,944	345,416

		713,251

Banks — 3.3%
ABN AMRO Bank NV (Netherlands), 144A, CVA	11,298	156,454
AIB Group PLC (Ireland)	46,025	176,663
Bandhan Bank Ltd. (India), 144A*	58,564	165,284
Bank of Hawaii Corp.(a)	3,400	263,704
Bank of Ireland Group PLC (Ireland)	64,944	618,872
Barclays PLC (United Kingdom)	149,906	285,243
BNP Paribas SA (France)	24,981	1,422,398
Brookline Bancorp, Inc.	17,361	245,658
Cathay General Bancorp	7,842	319,875
China Construction Bank Corp. (China) (Class H Stock)	575,000	359,599
China Merchants Bank Co. Ltd. (China) (Class A Stock)	26,700	143,004

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Citigroup, Inc.	16,472	$745,029
Comerica, Inc.	5,668	378,906
Credicorp Ltd. (Peru)	4,809	652,389
DBS Group Holdings Ltd. (Singapore)	21,600	546,731
East West Bancorp, Inc.	8,509	560,743
Emirates NBD Bank PJSC (United Arab Emirates)	59,757	210,472
Erste Group Bank AG (Austria)	8,600	275,159
First Hawaiian, Inc.(a)	8,766	228,267
First Interstate BancSystem, Inc. (Class A Stock)(a)	12,192	471,221
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	28,688	206,461
Grupo Financiero Inbursa SAB de CV (Mexico) (Class O Stock)*	28,979	49,075
Hanmi Financial Corp.	8,285	205,054
HDFC Bank Ltd. (India)	70,676	1,386,208
JPMorgan Chase & Co.	25,140	3,371,274
KB Financial Group, Inc. (South Korea)	3,839	147,082
KBC Group NV (Belgium)	3,197	205,840
Komercni Banka A/S (Czech Republic)	3,906	112,875
Lloyds Banking Group PLC (United Kingdom)	269,436	147,035
M&T Bank Corp.	3,296	478,118
Mitsubishi UFJ Financial Group, Inc. (Japan)	174,900	1,174,176
NatWest Group PLC (United Kingdom)	415,101	1,323,852
Nedbank Group Ltd. (South Africa)	17,194	215,077
Pacific Premier Bancorp, Inc.	11,926	376,385
PNC Financial Services Group, Inc. (The)	6,193	978,122
Prosperity Bancshares, Inc.(a)	12,696	922,745
Resona Holdings, Inc. (Japan)	21,500	118,087
Sandy Spring Bancorp, Inc.	3,944	138,947
Sberbank of Russia PJSC (Russia)*^	282,099	28
Signature Bank	2,271	261,665
SVB Financial Group*	1,869	430,132
Texas Capital Bancshares, Inc.*	2,914	175,743
Tisco Financial Group PCL (Thailand)	116,200	332,768
Toronto-Dominion Bank (The) (Canada)	7,965	515,725
Truist Financial Corp.	8,989	386,797
UMB Financial Corp.(a)	3,271	273,194
Umpqua Holdings Corp.	57,245	1,021,823
United Community Banks, Inc.(a)	4,747	160,449
Wells Fargo & Co.	5,648	233,206
Wintrust Financial Corp.	1,443	121,962
Zions Bancorp NA	14,060	691,190

		24,386,766

Beverages — 0.9%
Ambev SA (Brazil), ADR	124,934	339,820
China Resources Beer Holdings Co. Ltd. (China)	60,000	417,335
Coca-Cola Europacific Partners PLC (United Kingdom)	7,719	427,015
Constellation Brands, Inc. (Class A Stock)	786	182,155
Diageo PLC (United Kingdom)	59,182	2,590,507

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Beverages (cont’d.)
Duckhorn Portfolio, Inc. (The)*	16,200	$268,434
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (China) (Class A Stock)	3,700	85,465
Kirin Holdings Co. Ltd. (Japan)	24,200	368,843
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	1,800	447,272
PepsiCo, Inc.	5,989	1,081,973
Pernod Ricard SA (France)	3,043	598,627
Wuliangye Yibin Co. Ltd. (China) (Class A Stock)	6,600	171,633

		6,979,079

Biotechnology — 0.7%
Abcam PLC (United Kingdom), ADR*(a)	15,120	235,267
Allovir, Inc.*	6,262	32,124
Alnylam Pharmaceuticals, Inc.*	3,145	747,409
Annexon, Inc.*(a)	6,036	31,206
Ascendis Pharma A/S (Denmark), ADR*(a)	5,868	716,659
BioAtla, Inc.*	3,983	32,860
Bioxcel Therapeutics, Inc.*	3,425	73,569
Burning Rock Biotech Ltd. (China), ADR*(a)	16,166	36,373
Hugel, Inc. (South Korea)*	3,399	363,047
Immunocore Holdings PLC (United Kingdom), ADR*(a)	2,752	157,057
Legend Biotech Corp., ADR*	4,252	212,260
Lyell Immunopharma, Inc.*(a)	8,040	27,899
Neurocrine Biosciences, Inc.*	1,219	145,597
Prelude Therapeutics, Inc.*(a)	3,846	23,230
Regeneron Pharmaceuticals, Inc.*	874	630,582
Sana Biotechnology, Inc.*(a)	6,128	24,206
SpringWorks Therapeutics, Inc.*(a)	3,262	84,845
Vertex Pharmaceuticals, Inc.*	5,350	1,544,973

		5,119,163

Building Products — 1.0%
Assa Abloy AB (Sweden) (Class B Stock)	19,868	427,346
AZEK Co., Inc. (The)*(a)	38,909	790,631
Builders FirstSource, Inc.*	4,021	260,882
Daikin Industries Ltd. (Japan)	5,000	758,568
Fortune Brands Innovations, Inc.	4,964	283,494
Hayward Holdings, Inc.*(a)	8,649	81,301
Johnson Controls International PLC	48,282	3,090,048
Kingspan Group PLC (Ireland)	1,560	84,465
Masco Corp.(a)	21,143	986,744
Trane Technologies PLC	4,266	717,072
Trex Co., Inc.*	2,204	93,295

		7,573,846

Capital Markets — 3.3%
B3 SA - Brasil Bolsa Balcao (Brazil)	160,200	400,279
BlackRock, Inc.	1,373	972,949
Brookfield Asset Management Ltd. (Canada) (Class A Stock)*	3,674	105,334
Brookfield Corp. (Canada)	14,695	462,305

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
Cboe Global Markets, Inc.	3,504	$439,647
Charles Schwab Corp. (The)	18,802	1,565,455
CME Group, Inc.	4,547	764,624
Deutsche Boerse AG (Germany)	4,725	813,599
Euronext NV (Netherlands), 144A	5,966	441,671
Evercore, Inc. (Class A Stock)	3,269	356,583
FactSet Research Systems, Inc.	1,358	544,843
Focus Financial Partners, Inc. (Class A Stock)*(a)	12,448	463,937
GCM Grosvenor, Inc. (Class A Stock)(a)	23,750	180,737
Goldman Sachs Group, Inc. (The)	1,177	404,158
Hamilton Lane, Inc. (Class A Stock)(a)	5,038	321,827
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	8,900	382,435
IG Group Holdings PLC (United Kingdom)	25,957	244,575
Invesco Ltd.	14,406	259,164
Julius Baer Group Ltd. (Switzerland)	10,961	637,942
KKR & Co., Inc.	8,507	394,895
London Stock Exchange Group PLC (United Kingdom)	7,399	635,731
Macquarie Group Ltd. (Australia)	2,867	323,651
Moody’s Corp.(a)	2,252	627,452
Morgan Stanley	19,538	1,661,121
Morningstar, Inc.	2,389	517,434
Moscow Exchange MICEX-RTS PJSC (Russia)*^	371,331	—
MSCI, Inc.	7,383	3,434,350
Nasdaq, Inc.	43,296	2,656,210
Northern Trust Corp.	6,622	585,981
Open Lending Corp. (Class A Stock)*	10,701	72,232
Raymond James Financial, Inc.(a)	6,903	737,586
S&P Global, Inc.	375	125,602
St. James’s Place PLC (United Kingdom)	26,343	347,026
State Street Corp.	4,750	368,457
TPG, Inc.(a)	9,136	254,255
UBS Group AG (Switzerland)	76,940	1,430,024
WisdomTree, Inc.(a)	61,752	336,548

		24,270,619

Chemicals — 2.6%
Air Liquide SA (France)	3,823	542,619
Air Products & Chemicals, Inc.	4,174	1,286,677
Akzo Nobel NV (Netherlands)	6,095	408,990
Ashland, Inc.	4,301	462,486
Avient Corp.	7,060	238,346
Axalta Coating Systems Ltd.*	46,068	1,173,352
Celanese Corp.	3,563	364,281
Corteva, Inc.	10,323	606,786
Croda International PLC (United Kingdom)	4,506	358,581
Diversey Holdings Ltd.*	40,388	172,053
DuPont de Nemours, Inc.(a)	27,854	1,911,620
Eastman Chemical Co.	7,456	607,217
Element Solutions, Inc.	36,982	672,703
Ingevity Corp.*	5,900	415,596

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
International Flavors & Fragrances, Inc.(a)	8,002	$838,930
Kansai Paint Co. Ltd. (Japan)	8,900	108,926
Linde PLC (United Kingdom) (NYSE)(a)	1,040	339,227
Linde PLC (United Kingdom) (BATE)(a)	7,627	2,486,106
Nitto Denko Corp. (Japan)	11,100	639,301
PPG Industries, Inc.(a)	8,241	1,036,223
PTT Global Chemical PCL (Thailand)	101,000	137,522
Quaker Chemical Corp.(a)	722	120,502
Resonac Holdings Corp. (Japan)	10,800	164,245
Saudi Basic Industries Corp. (Saudi Arabia)	2,954	70,664
Sherwin-Williams Co. (The)	8,810	2,090,877
Sika AG (Switzerland)	2,461	591,632
Symrise AG (Germany)	6,105	663,034
UPL Ltd. (India)	86,685	748,676

		19,257,172

Commercial Services & Supplies — 0.7%
ACV Auctions, Inc. (Class A Stock)*(a)	29,594	242,967
Boyd Group Services, Inc. (Canada)	1,680	259,519
Copart, Inc.*	15,893	967,725
GFL Environmental, Inc. (Canada)(a)	27,817	813,091
Republic Services, Inc.	2,766	356,786
Ritchie Bros. Auctioneers, Inc. (Canada) (NYSE)(a)	6,577	380,348
Ritchie Bros. Auctioneers, Inc. (Canada) (TSE)	8,802	508,423
Secom Co. Ltd. (Japan)	4,800	273,878
Waste Connections, Inc.	8,724	1,156,453

		4,959,190

Communications Equipment — 0.1%
Motorola Solutions, Inc.	2,033	523,925
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	25,407	148,870
VTech Holdings Ltd. (Hong Kong)	12,100	77,814

		750,609

Construction & Engineering — 0.0%
Quanta Services, Inc.(a)	2,852	406,410

Construction Materials — 0.5%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	67,500	235,202
Martin Marietta Materials, Inc.	1,237	418,069
Vulcan Materials Co.	19,141	3,351,780

		4,005,051

Consumer Finance — 0.3%
AEON Financial Service Co. Ltd. (Japan)	10,500	110,991
American Express Co.	8,657	1,279,072
Discover Financial Services	2,894	283,120
Muthoot Finance Ltd. (India)	5,954	76,418
SLM Corp.	51,514	855,132

		2,604,733

	Shares	Value

COMMON STOCKS (continued)
Containers & Packaging — 0.5%
Ardagh Metal Packaging SA	29,210	$140,500
Avery Dennison Corp.	2,072	375,032
Berry Global Group, Inc.	14,031	847,893
Crown Holdings, Inc.	4,574	376,029
Graphic Packaging Holding Co.	37,297	829,858
Pactiv Evergreen, Inc.	7,552	85,791
Silgan Holdings, Inc.	5,192	269,153
TriMas Corp.	8,501	235,818
Westrock Co.	14,501	509,855

		3,669,929

Distributors — 0.4%
Funko, Inc. (Class A Stock)*(a)	18,688	203,886
LKQ Corp.	36,334	1,940,599
Pool Corp.	1,771	535,426

		2,679,911

Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions, Inc.*	19,297	1,217,641
European Wax Center, Inc. (Class A Stock)(a)	14,144	176,093
Grand Canyon Education, Inc.*	1,623	171,486

		1,565,220

Diversified Financial Services — 0.3%
Dragoneer Growth Opportunities Corp.*	1,417	12,328
Element Fleet Management Corp. (Canada)	45,140	615,091
Equitable Holdings, Inc.	22,845	655,652
Housing Development Finance Corp. Ltd. (India)	14,360	456,518
Voya Financial, Inc.(a)	8,076	496,593

		2,236,182

Diversified Telecommunication Services — 0.3%
Cellnex Telecom SA (Spain), 144A	25,906	859,334
Helios Towers PLC (Tanzania)*	428,132	545,916
Hellenic Telecommunications Organization SA (Greece)	24,572	383,793
Telkom Indonesia Persero Tbk PT (Indonesia)	964,900	232,360

		2,021,403

Electric Utilities — 1.2%
Alliant Energy Corp.	3,392	187,272
American Electric Power Co., Inc.(a)	6,135	582,518
CLP Holdings Ltd. (Hong Kong)	22,000	160,283
Duke Energy Corp.	17,170	1,768,338
Edison International	5,721	363,970
Eversource Energy	5,691	477,134
Exelon Corp.	4,627	200,025
Iberdrola SA (Spain)	92,833	1,083,686
NextEra Energy, Inc.	3,086	257,990
Orsted A/S (Denmark), 144A	1,428	129,099
PG&E Corp.*	74,715	1,214,866
Pinnacle West Capital Corp.	6,940	527,718
Portland General Electric Co.(a)	5,742	281,358

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Electric Utilities (cont’d.)
Southern Co. (The)	18,766	$1,340,080
Xcel Energy, Inc.	6,653	466,442

		9,040,779

Electrical Equipment — 1.5%
AMETEK, Inc.	19,860	2,774,839
Eaton Corp. PLC	13,655	2,143,152
Generac Holdings, Inc.*	207	20,837
Hubbell, Inc.	846	198,539
Legrand SA (France)	6,890	552,452
nVent Electric PLC	5,732	220,510
Prysmian SpA (Italy)	10,514	390,653
Regal Rexnord Corp.	7,026	842,979
Rockwell Automation, Inc.	1,691	435,551
Schneider Electric SE	17,802	2,500,018
Sensata Technologies Holding PLC(a)	20,328	820,845
Vertiv Holdings Co.	17,997	245,839

		11,146,214

Electronic Equipment, Instruments & Components — 0.8%
Advanced Energy Industries, Inc.	2,147	184,170
Amphenol Corp. (Class A Stock)	3,414	259,942
Corning, Inc.	13,044	416,625
Delta Electronics, Inc. (Taiwan)	71,000	658,169
Flex Ltd.*	20,601	442,098
Hon Hai Precision Industry Co. Ltd. (Taiwan)	140,000	453,773
Kyocera Corp. (Japan)	11,500	570,822
Littelfuse, Inc.	3,152	694,070
Methode Electronics, Inc.	12,159	539,495
Plexus Corp.*	1,947	200,405
Softchoice Corp. (Canada)	12,761	172,094
TE Connectivity Ltd. (Switzerland)	5,047	579,396
Teledyne Technologies, Inc.*	519	207,553
Zebra Technologies Corp. (Class A Stock)*	1,715	439,743

		5,818,355

Energy Equipment & Services — 0.3%
Cactus, Inc. (Class A Stock)	6,474	325,383
ChampionX Corp.	29,413	852,683
Expro Group Holdings NV*(a)	13,259	240,386
Halliburton Co.	10,751	423,052
Helmerich & Payne, Inc.	3,700	183,409

		2,024,913

Entertainment — 0.6%
Electronic Arts, Inc.	13,100	1,600,558
Kingsoft Corp. Ltd. (China)	28,200	93,456
Manchester United PLC (United Kingdom) (Class A Stock)(a)	22,147	516,690
NCSoft Corp. (South Korea)	242	86,448
NetEase, Inc. (China), ADR(a)	9,391	682,068
Nintendo Co. Ltd. (Japan)	3,800	159,777
Take-Two Interactive Software, Inc.*	10,665	1,110,547
Warner Bros Discovery, Inc.*	3,548	33,635

	Shares	Value

COMMON STOCKS (continued)
Entertainment (cont’d.)
Warner Music Group Corp. (Class A Stock)(a)	11,059	$387,286

		4,670,465

Equity Real Estate Investment Trusts (REITs) — 5.0%
Alexandria Real Estate Equities, Inc.	6,572	957,343
American Homes 4 Rent (Class A Stock)	20,212	609,190
American Tower Corp.	7,465	1,581,535
AvalonBay Communities, Inc.	5,320	859,286
Big Yellow Group PLC (United Kingdom)	47,541	658,507
Brixmor Property Group, Inc.	66,087	1,498,192
Broadstone Net Lease, Inc.	14,350	232,614
Canadian Apartment Properties REIT (Canada)	8,242	259,800
Douglas Emmett, Inc.	27,973	438,617
Embassy Office Parks REIT (India)	111,805	453,640
Empire State Realty Trust, Inc. (Class A Stock)(a)	22,453	151,333
Equinix, Inc.	3,280	2,148,498
Equity LifeStyle Properties, Inc.	16,532	1,067,967
Essex Property Trust, Inc.	4,741	1,004,713
Extra Space Storage, Inc.(a)	14,319	2,107,470
Farmland Partners, Inc.	8,289	103,281
Goodman Group (Australia)	87,359	1,027,373
Granite Real Estate Investment Trust (Canada)	13,580	692,841
Host Hotels & Resorts, Inc.	22,972	368,701
Japan Logistics Fund, Inc. (Japan)	220	524,878
Life Storage, Inc.	6,509	641,137
LXP Industrial Trust	18,089	181,252
Mid-America Apartment Communities, Inc.	1,727	271,122
National Retail Properties, Inc.	19,090	873,558
National Storage Affiliates Trust	4,404	159,072
National Storage REIT (Australia)	473,651	746,404
Parkway Life Real Estate Investment Trust (Singapore)	90,800	255,074
Phillips Edison & Co., Inc.(a)	34,570	1,100,709
Prologis, Inc.	32,933	3,712,537
Public Storage	966	270,664
Rayonier, Inc.(a)	28,164	928,285
Region Re Ltd. (Australia)	103,454	190,349
Rural Funds Group (Australia)	51,827	85,070
SBA Communications Corp.	6,165	1,728,111
Segro PLC (United Kingdom)	67,451	621,376
Shaftesbury PLC (United Kingdom)	153,981	685,121
Simon Property Group, Inc.	15,499	1,820,823
Spirit Realty Capital, Inc.	7,522	300,353
STAG Industrial, Inc.(a)	18,895	610,497
Star Asia Investment Corp. (Japan)	669	281,314
STORE Capital Corp.	3,589	115,063
Sun Communities, Inc.	10,577	1,512,511
UNITE Group PLC (The) (United Kingdom)	42,137	462,272
Urban Edge Properties(a)	40,983	577,450
VICI Properties, Inc.(a)	21,859	708,232
Weyerhaeuser Co.	30,945	959,295

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
WP Carey, Inc.(a)	5,748	$449,206

		36,992,636

Food & Staples Retailing — 0.3%
Albertson’s Cos., Inc. (Class A Stock)(a)	19,162	397,420
BIM Birlesik Magazalar A/S (Turkey)	17,212	125,783
Ocado Group PLC (United Kingdom)*	9,482	70,385
Performance Food Group Co.*	5,995	350,048
Raia Drogasil SA (Brazil)	14,698	66,195
Sugi Holdings Co. Ltd. (Japan)	4,900	217,923
Tesco PLC (United Kingdom)	144,743	390,063
Wal-Mart de Mexico SAB de CV (Mexico)	93,872	331,815

		1,949,632

Food Products — 1.1%
Archer-Daniels-Midland Co.	2,926	271,679
Danone SA (France)	8,435	444,573
Gruma SAB de CV (Mexico) (Class B Stock)	22,745	303,850
Hostess Brands, Inc.*(a)	10,385	233,040
Ingredion, Inc.	6,271	614,119
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	98,700	440,849
J.M. Smucker Co. (The)	3,103	491,701
Kellogg Co.(a)	5,801	413,263
Mondelez International, Inc. (Class A Stock)	3,530	235,275
Nestle SA	33,188	3,833,527
Nomad Foods Ltd. (United Kingdom)*(a)	16,465	283,857
Oatly Group AB, ADR*(a)	34,365	59,795
Orion Corp. (South Korea)	3,005	305,926
Tingyi Cayman Islands Holding Corp. (China)	78,000	137,594

		8,069,048

Gas Utilities — 0.2%
APA Group (Australia)	19,538	142,811
Atmos Energy Corp.	2,382	266,951
China Resources Gas Group Ltd. (China)	197,700	737,530
New Jersey Resources Corp	4,857	241,004
ONE Gas, Inc.	3,014	228,220

		1,616,516

Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	23,380	2,566,890
Alcon, Inc. (Switzerland)	1,333	91,469
Becton, Dickinson & Co.	3,403	865,383
Boston Scientific Corp.*	58,826	2,721,879
ConvaTec Group PLC (United Kingdom), 144A	74,560	208,818
DENTSPLY SIRONA, Inc.	11,087	353,010
Envista Holdings Corp.*(a)	41,972	1,413,197
EssilorLuxottica SA (France)	4,558	824,694
Hologic, Inc.*	4,409	329,837

	Shares	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
IDEXX Laboratories, Inc.*	1,311	$534,836
Medtronic PLC	13,227	1,028,003
Outset Medical, Inc.*(a)	4,795	123,807
PROCEPT BioRobotics Corp.*(a)	2,545	105,719
QuidelOrtho Corp.*	2,042	174,938
Silk Road Medical, Inc.*	2,645	139,788
Sonova Holding AG (Switzerland)	919	218,261
STERIS PLC	11,022	2,035,653
Teleflex, Inc.	853	212,935
Terumo Corp. (Japan)	15,500	439,434
Zimmer Biomet Holdings, Inc.	4,136	527,340

		14,915,891

Health Care Providers & Services — 1.3%
Agiliti, Inc.*(a)	6,858	111,854
AmerisourceBergen Corp.	4,170	691,011
Cigna Corp.	8,061	2,670,932
Encompass Health Corp.	12,338	737,936
HealthEquity, Inc.*	2,939	181,160
Henry Schein, Inc.*(a)	8,440	674,103
Humana, Inc.	342	175,169
Laboratory Corp. of America Holdings	1,986	467,663
McKesson Corp.	3,696	1,386,443
Premier, Inc. (Class A Stock)	6,512	227,790
UnitedHealth Group, Inc.	3,184	1,688,093
Universal Health Services, Inc. (Class B Stock)	3,899	549,330

		9,561,484

Health Care Technology — 0.1%
Certara, Inc.*	17,922	288,007
Definitive Healthcare Corp.*(a)	12,824	140,936
Veeva Systems, Inc. (Class A Stock)*	2,030	327,601

		756,544

Hotels, Restaurants & Leisure — 1.4%
Aramark	13,547	560,033
Aristocrat Leisure Ltd. (Australia)	18,802	387,430
Chipotle Mexican Grill, Inc.*	893	1,239,029
Domino’s Pizza, Inc.	1,004	347,786
Flutter Entertainment PLC (Australia)*	4,148	561,572
Genius Sports Ltd. (United Kingdom)*(a)	28,782	102,752
Hilton Worldwide Holdings, Inc.	6,534	825,636
Hyatt Hotels Corp. (Class A Stock)*	12,117	1,095,983
International Game Technology PLC(a)	39,532	896,586
Jack in the Box, Inc.	2,485	169,551
Lottery Corp. Ltd. (The) (Australia)*	20,086	61,224
MakeMyTrip Ltd. (India)*	6,780	186,925
Marriott International, Inc. (Class A Stock)	5,900	878,451
Penn Entertainment, Inc.*(a)	11,886	353,014
Red Rock Resorts, Inc. (Class A Stock)(a)	14,315	572,743
Starbucks Corp.	2,538	251,770
Wendy’s Co. (The)	31,369	709,880
Whitbread PLC (United Kingdom)	4,661	144,111

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Yum China Holdings, Inc. (China) (NYSE)(a)	23,659	$1,292,964
Yum China Holdings, Inc. (China) (XHKG)	1,350	75,384

		10,712,824

Household Durables — 0.3%
Gree Electric Appliances, Inc. of Zhuhai (China) (Class A Stock)	54,700	254,621
Midea Group Co. Ltd. (China) (Class A Stock)	30,400	226,618
Newell Brands, Inc.(a)	34,283	448,422
Toll Brothers, Inc.	16,984	847,841
Zhejiang Supor Co. Ltd. (China) (Class A Stock)	22,600	161,132

		1,938,634

Household Products — 0.6%
Church & Dwight Co., Inc.(a)	8,173	658,826
Colgate-Palmolive Co.	13,423	1,057,598
Kimberly-Clark Corp.	5,932	805,269
Reckitt Benckiser Group PLC (United Kingdom)	25,038	1,735,543

		4,257,236

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	26,657	766,655

Industrial Conglomerates — 0.6%
Hitachi Ltd. (Japan)	40,040	2,014,664
Honeywell International, Inc.	10,095	2,163,358
LG Corp. (South Korea)	2,385	147,680

		4,325,702

Insurance — 3.3%
AIA Group Ltd. (Hong Kong)	184,400	2,036,401
American International Group, Inc.	8,019	507,122
Aon PLC (Class A Stock)	12,838	3,853,197
Arthur J. Gallagher & Co.	16,855	3,177,842
Assurant, Inc.	4,604	575,776
Beazley PLC (United Kingdom)	31,073	254,128
Chubb Ltd.	10,344	2,281,886
Cincinnati Financial Corp.(a)	2,976	304,713
CNO Financial Group, Inc.	9,018	206,061
Discovery Ltd. (South Africa)*	33,197	240,125
Everest Re Group Ltd.	2,972	984,534
Hanover Insurance Group, Inc. (The)(a)	3,490	471,604
Hartford Financial Services Group, Inc. (The)(a)	12,975	983,894
Hiscox Ltd. (United Kingdom)	12,109	159,650
Manulife Financial Corp. (Canada)	18,107	322,957
Marsh & McLennan Cos., Inc.	10,106	1,672,341
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	112,500	739,096
Progressive Corp. (The)	13,039	1,691,289
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	3,039	480,892
Selective Insurance Group, Inc.(a)	2,928	259,450

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
Travelers Cos., Inc. (The)	6,001	$1,125,128
Willis Towers Watson PLC(a)	7,675	1,877,152
Zurich Insurance Group AG (Switzerland)	964	460,867

		24,666,105

Interactive Media & Services — 1.4%
Alphabet, Inc. (Class A Stock)*	54,280	4,789,124
Alphabet, Inc. (Class C Stock)*	15,689	1,392,085
Baidu, Inc. (China), ADR*	972	111,177
Bumble, Inc. (Class A Stock)*	4,976	104,745
carsales.com Ltd. (Australia)	8,801	123,853
Match Group, Inc.*	13,852	574,720
NAVER Corp. (South Korea)	5,100	725,327
SEEK Ltd. (Australia)	6,212	88,314
Tencent Holdings Ltd. (China)	53,800	2,281,140
Z Holdings Corp. (Japan)	64,900	162,089

		10,352,574

Internet & Direct Marketing Retail — 1.0%
Alibaba Group Holding Ltd. (China)*	128,452	1,409,493
Amazon.com, Inc.*	54,835	4,606,140
JD.com, Inc. (China), ADR	195	10,945
JD.com, Inc. (China) (Class A Stock)	5,670	158,288
Just Eat Takeaway.com NV (United Kingdom), 144A*	1,754	37,333
Meituan (China) (Class B Stock), 144A*	3,600	79,761
Prosus NV (China)*	2,171	149,893
Vipshop Holdings Ltd. (China), ADR*	23,664	322,777
Vivid Seats, Inc. (Class A Stock)*	26,156	190,939
ZOZO, Inc. (Japan)	5,400	133,357

		7,098,926

IT Services — 2.7%
Accenture PLC (Class A Stock)	7,573	2,020,779
Amadeus IT Group SA (Spain)*	18,481	958,753
Amdocs Ltd.	5,996	545,036
Block, Inc.*	3,193	200,648
Capgemini SE (France)	3,792	633,932
CGI, Inc. (Canada)*	3,487	300,567
Cognizant Technology Solutions Corp. (Class A Stock)	5,745	328,557
Endava PLC (United Kingdom), ADR*	1,464	111,996
ExlService Holdings, Inc.*	2,670	452,378
Fidelity National Information Services, Inc.	3,600	244,260
Fiserv, Inc.*	1,435	145,036
Fujitsu Ltd. (Japan)	6,300	839,901
Gartner, Inc.*	5,740	1,929,444
GDS Holdings Ltd. (China) (Class A Stock)*	20,500	53,082
Global Payments, Inc.	3,970	394,300
Keywords Studios PLC (Ireland)	8,897	291,968
Kingsoft Cloud Holdings Ltd. (China), ADR*(a)	13,812	52,900
Mastercard, Inc. (Class A Stock)	8,658	3,010,646
Nomura Research Institute Ltd. (Japan)	21,600	513,517

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
IT Services (cont’d.)
Nuvei Corp. (Canada), 144A*	6,856	$174,211
Paya Holdings, Inc.*	35,728	281,179
Payoneer Global, Inc.*	31,830	174,110
Remitly Global, Inc.*(a)	27,253	312,047
Sabre Corp.*(a)	46,648	288,285
TaskUS, Inc. (Philippines) (Class A Stock)*(a)	19,377	327,471
Tata Consultancy Services Ltd. (India)	14,908	586,289
Tech Mahindra Ltd. (India)	24,949	305,967
Thoughtworks Holding, Inc.*(a)	59,350	604,777
Visa, Inc. (Class A Stock)(a)	17,540	3,644,111
WNS Holdings Ltd. (India), ADR*(a)	7,511	600,805

		20,326,952

Leisure Products — 0.2%
Brunswick Corp.	13,206	951,889
Mattel, Inc.*(a)	20,735	369,912
Yamaha Corp. (Japan)	4,000	148,431

		1,470,232

Life Sciences Tools & Services — 2.5%
Adaptive Biotechnologies Corp.*	7,113	54,343
Agilent Technologies, Inc.	13,857	2,073,700
Bio-Techne Corp.	3,845	318,674
Bruker Corp.	16,599	1,134,542
CryoPort, Inc.*(a)	8,099	140,518
Danaher Corp.	10,353	2,747,893
Gerresheimer AG (Germany)	4,342	290,460
ICON PLC*(a)	13,680	2,657,340
Illumina, Inc.*	371	75,016
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	34,376	491,921
MaxCyte, Inc.*(a)	12,926	70,576
Mettler-Toledo International, Inc.*	462	667,798
Oxford Nanopore Technologies PLC (United Kingdom)*	22,314	65,723
PerkinElmer, Inc.	13,264	1,859,878
QIAGEN NV*	18,562	933,122
Repligen Corp.*	1,130	191,320
Syneos Health, Inc.*	17,700	649,236
Thermo Fisher Scientific, Inc.	5,848	3,220,435
Waters Corp.*	2,430	832,469

		18,474,964

Machinery — 1.6%
Aalberts NV (Netherlands)	3,904	152,070
Airtac International Group (China)	3,000	90,574
Doosan Bobcat, Inc. (South Korea)	8,060	220,532
Esab Corp.	4,790	224,747
Flowserve Corp.(a)	7,481	229,517
GEA Group AG (Germany)	14,221	578,333
IDEX Corp.(a)	5,999	1,369,752
Illinois Tool Works, Inc.	5,209	1,147,543
Ingersoll Rand, Inc.	14,511	758,200
ITT, Inc.	6,263	507,929
Kubota Corp. (Japan)	22,400	306,016
Otis Worldwide Corp.	2,932	229,605
PACCAR, Inc.	10,724	1,061,354

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Schindler Holding AG (Switzerland) (Part. Cert.)	1,457	$274,036
SMC Corp. (Japan)	1,600	668,086
Stanley Black & Decker, Inc.	4,317	324,293
Techtronic Industries Co. Ltd. (Hong Kong)	90,500	1,005,169
Timken Co. (The)	3,468	245,084
Toyota Industries Corp. (Japan)	7,500	407,443
Weir Group PLC (The) (United Kingdom)	16,379	329,454
Westinghouse Air Brake Technologies Corp.	16,189	1,615,824

		11,745,561

Media — 0.5%
Cable One, Inc.	210	149,491
Charter Communications, Inc. (Class A Stock)*(a)	2,545	863,009
Comcast Corp. (Class A Stock)	45,803	1,601,731
Liberty Broadband Corp. (Class C Stock)*	4,304	328,266
Quebecor, Inc. (Canada) (Class B Stock)	9,868	220,099
WPP PLC (United Kingdom)	22,396	221,272

		3,383,868

Metals & Mining — 0.5%
Agnico Eagle Mines Ltd. (Canada)	7,639	396,957
Arconic Corp.*	7,807	165,196
Franco-Nevada Corp. (Canada)	2,994	408,184
Glencore PLC (Australia)	180,268	1,202,144
Gold Fields Ltd. (South Africa), ADR(a)	25,724	266,243
Kaiser Aluminum Corp.	1,231	93,507
Polymetal International PLC (Russia)*	34,668	103,658
Rio Tinto PLC (Australia)	9,657	679,699
Vale SA (Brazil), ADR(a)	16,678	283,026

		3,598,614

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Two Harbors Investment Corp.(a)	9,849	155,319

Multiline Retail — 0.4%
B&M European Value Retail SA (United Kingdom)	43,150	214,188
Dollar General Corp.	763	187,889
Dollar Tree, Inc.*	7,089	1,002,668
Ollie’s Bargain Outlet Holdings, Inc.*(a)	7,586	355,328
Target Corp.	7,449	1,110,199

		2,870,272

Multi-Utilities — 0.6%
Black Hills Corp.(a)	4,333	304,783
CenterPoint Energy, Inc.	16,603	497,924
CMS Energy Corp.	8,835	559,521
Dominion Energy, Inc.	16,579	1,016,624
E.ON SE (Germany)	64,016	636,448
National Grid PLC (United Kingdom)	37,325	447,129
Public Service Enterprise Group, Inc.	10,080	617,602

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Multi-Utilities (cont’d.)
Sempra Energy	3,584	$553,871

		4,633,902

Oil, Gas & Consumable Fuels — 2.7%
Chesapeake Energy Corp.(a)	9,695	914,917
China Petroleum & Chemical Corp. (China) (Class H Stock)	896,000	431,704
CNX Resources Corp.*(a)	14,840	249,906
ConocoPhillips	18,802	2,218,636
Devon Energy Corp.	10,010	615,715
Diamondback Energy, Inc.	9,665	1,321,979
Eni SpA (Italy)	85,301	1,212,935
EOG Resources, Inc.	8,894	1,151,951
Galp Energia SGPS SA (Portugal)	89,345	1,205,321
Hess Corp.	16,342	2,317,622
Idemitsu Kosan Co. Ltd. (Japan)	9,500	222,410
LUKOIL PJSC (Russia), ADR*^	6,309	1
Magnolia Oil & Gas Corp. (Class A Stock)(a)	23,808	558,297
Matador Resources Co.	5,717	327,241
Petroleo Brasileiro SA (Brazil), ADR(a)	45,392	483,425
Pioneer Natural Resources Co.	9,099	2,078,121
Plains GP Holdings LP (Class A Stock)*(a)	49,388	614,387
Reliance Industries Ltd. (India)	7,044	216,255
Suncor Energy, Inc. (Canada)	11,189	354,924
Targa Resources Corp.	6,887	506,194
TotalEnergies SE (France)	9,802	615,303
United Tractors Tbk PT (Indonesia)	203,200	340,619
Valero Energy Corp.	5,281	669,948
Viper Energy Partners LP	8,089	257,149
Woodside Energy Group Ltd. (Australia)	34,161	827,318

		19,712,278

Paper & Forest Products — 0.0%
Suzano SA (Brazil)	4,400	40,626

Personal Products — 0.3%
Amorepacific Corp. (South Korea)	4,310	471,707
Estee Lauder Cos., Inc. (The) (Class A Stock)	4,330	1,074,316
Haleon PLC*	42,804	169,359
Kao Corp. (Japan)	8,900	353,334
Kose Corp. (Japan)	1,200	130,384

		2,199,100

Pharmaceuticals — 2.4%
Bayer AG (Germany)	19,909	1,024,718
Collegium Pharmaceutical, Inc.*	6,287	145,858
Eli Lilly & Co.	1,156	422,911
Genomma Lab Internacional SAB de CV (Mexico) (Class B Stock)	144,551	125,142
Harmony Biosciences Holdings, Inc.*	2,012	110,861
Hypera SA (Brazil)	13,531	116,025
Johnson & Johnson	14,797	2,613,890
Kyowa Kirin Co. Ltd. (Japan)	18,000	412,272
Merck & Co., Inc.	16,827	1,866,956
Merck KGaA (Germany)	2,900	559,527

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Novartis AG (Switzerland)	13,158	$1,190,765
Novo Nordisk A/S (Denmark) (Class B Stock)	8,756	1,189,201
Optinose, Inc.*	19,895	36,806
Organon & Co.	15,002	419,006
Pfizer, Inc.	43,978	2,253,433
Prestige Consumer Healthcare, Inc.*	5,081	318,071
Roche Holding AG	10,840	3,406,335
Sanofi (France)	6,926	667,851
Santen Pharmaceutical Co. Ltd. (Japan)	28,900	235,489
Zoetis, Inc.	6,400	937,920

		18,053,037

Professional Services — 1.9%
CACI International, Inc. (Class A Stock)*	1,709	513,708
CoStar Group, Inc.*	27,962	2,160,903
Dun & Bradstreet Holdings, Inc.(a)	60,380	740,259
Equifax, Inc.(a)	12,174	2,366,139
Experian PLC (United Kingdom)	16,211	549,040
HireRight Holdings Corp.*(a)	9,154	108,566
KBR, Inc.	22,514	1,188,739
Leidos Holdings, Inc.	7,415	779,984
Persol Holdings Co. Ltd. (Japan)	7,000	148,888
RELX PLC (United Kingdom)	6,663	184,572
TransUnion	14,152	803,126
Verisk Analytics, Inc.	15,935	2,811,253
Wolters Kluwer NV (Netherlands)	17,693	1,851,313

		14,206,490

Real Estate Management & Development — 1.2%
Capitaland India Trust (Singapore), UTS	435,500	367,342
Capitaland Investment Ltd. (Singapore)	372,600	1,029,752
Corp Inmobiliaria Vesta SAB de CV (Mexico)	219,725	520,714
Cushman & Wakefield PLC*(a)	7,775	96,877
Emaar Properties PJSC (United Arab Emirates)	194,812	309,932
ESR Group Ltd. (China), 144A	460,000	961,651
Grainger PLC (United Kingdom)	284,582	869,305
Grand City Properties SA (Germany)	13,403	131,828
Hang Lung Properties Ltd. (Hong Kong)	69,000	134,413
Heiwa Real Estate Co. Ltd. (Japan)	7,500	208,490
Jones Lang LaSalle, Inc.*	2,581	411,334
Katitas Co. Ltd. (Japan)	39,100	892,548
LEG Immobilien SE (Germany)	8,217	535,902
Multiplan Empreendimentos Imobiliarios SA (Brazil)	30,529	126,496
Shurgard Self Storage SA (Belgium)	13,688	627,657
Sino Land Co. Ltd. (Hong Kong)	423,909	528,736
Swire Properties Ltd. (Hong Kong)	198,600	503,033
Vonovia SE (Germany)	26,745	630,017

		8,886,027

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Road & Rail — 0.8%
Canadian National Railway Co. (Canada)	7,372	$876,383
Canadian Pacific Railway Ltd. (Canada) (NYSE)(a)	14,516	1,082,748
Canadian Pacific Railway Ltd. (Canada) (TSE)	9,255	690,024
CSX Corp.	4,875	151,028
Knight-Swift Transportation Holdings, Inc.	13,040	683,426
RXO, Inc.*	15,069	259,187
Saia, Inc.*(a)	743	155,792
Schneider National, Inc. (Class B Stock)	7,166	167,684
Union Pacific Corp.	6,165	1,276,587
XPO, Inc.*(a)	13,368	445,021

		5,787,880

Semiconductors & Semiconductor Equipment — 2.3%
Analog Devices, Inc.	3,295	540,479
Applied Materials, Inc.	5,012	488,068
ASM International NV (Netherlands)	2,232	566,336
ASML Holding NV (Netherlands) (BATE)	761	414,937
ASML Holding NV (Netherlands) (XNGS)(a)	1,400	764,960
Cohu, Inc.*	5,178	165,955
Enphase Energy, Inc.*	2,974	787,991
Entegris, Inc.	6,705	439,781
KLA Corp.	2,400	904,872
Lam Research Corp.	1,741	731,742
Marvell Technology, Inc.	12,636	468,037
Monolithic Power Systems, Inc.	4,501	1,591,598
NVIDIA Corp.	9,462	1,382,777
NXP Semiconductors NV (China)	12,423	1,963,207
ON Semiconductor Corp.*(a)	7,620	475,259
SK Hynix, Inc. (South Korea)	1,345	80,248
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	168,000	2,439,942
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	14,177	1,056,045
Texas Instruments, Inc.	10,371	1,713,497

		16,975,731

Software — 4.3%
ACI Worldwide, Inc.*(a)	8,772	201,756
Adobe, Inc.*	5,670	1,908,125
Alkami Technology, Inc.*(a)	18,658	272,220
Atlassian Corp. (Class A Stock)*(a)	668	85,958
Autodesk, Inc.*	3,751	700,949
AVEVA Group PLC (United Kingdom)	2,104	81,440
Black Knight, Inc.*	25,706	1,587,345
Cadence Design Systems, Inc.*	18,961	3,045,895
CCC Intelligent Solutions Holdings, Inc.*(a)	3,892	33,860
Check Point Software Technologies Ltd. (Israel)*	2,001	252,446
Constellation Software, Inc. (Canada)	1,057	1,650,263
Dassault Systemes SE (France)	4,133	148,621
DoubleVerify Holdings, Inc.*	8,061	177,020

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
Elastic NV*	1,200	$61,800
Everbridge, Inc.*	2,826	83,593
Five9, Inc.*	3,586	243,346
Intuit, Inc.	4,366	1,699,335
Kinaxis, Inc. (Canada)*	994	111,520
Microsoft Corp.(k)	45,058	10,805,810
nCino, Inc.*(a)	3,979	105,205
Nice Ltd. (Israel), ADR*(a)	6,897	1,326,293
Oracle Corp. (Japan)	2,400	156,052
Palo Alto Networks, Inc.*	538	75,073
Paycor HCM, Inc.*(a)	7,519	183,990
Paylocity Holding Corp.*	4,252	825,994
Procore Technologies, Inc.*(a)	4,695	221,510
Q2 Holdings, Inc.*	8,291	222,779
Rapid7, Inc.*	6,180	209,996
Salesforce, Inc.*	2,460	326,171
SAP SE (Germany)	10,526	1,086,712
ServiceNow, Inc.*	3,000	1,164,810
Synopsys, Inc.*	3,914	1,249,701
Topicus.com, Inc. (Netherlands)*	829	43,526
Tyler Technologies, Inc.*	2,611	841,812
Verint Systems, Inc.*	8,893	322,638
WiseTech Global Ltd. (Australia)	1,954	67,203

		31,580,767

Specialty Retail — 1.4%
Burlington Stores, Inc.*(a)	2,305	467,362
Five Below, Inc.*	7,347	1,299,464
Home Depot, Inc. (The)	1,404	443,467
Leslie’s, Inc.*(a)	9,166	111,917
Lojas Renner SA (Brazil)	94,032	364,453
Lowe’s Cos., Inc.	7,106	1,415,800
Monro, Inc.(a)	3,195	144,414
O’Reilly Automotive, Inc.*	2,696	2,275,505
Petco Health & Wellness Co., Inc.*(a)	20,132	190,851
Ross Stores, Inc.	5,637	654,287
Tractor Supply Co.	4,062	913,828
Ulta Beauty, Inc.*	2,691	1,262,267
Urban Outfitters, Inc.*	18,269	435,716
Zumiez, Inc.*(a)	6,837	148,636

		10,127,967

Technology Hardware, Storage & Peripherals — 1.0%
Apple, Inc.	35,666	4,634,083
Corsair Gaming, Inc.*(a)	5,617	76,223
Samsung Electronics Co. Ltd. (South Korea)	53,067	2,329,283
Seagate Technology Holdings PLC(a)	4,379	230,379

		7,269,968

Textiles, Apparel & Luxury Goods — 1.1%
Burberry Group PLC (United Kingdom)	24,371	592,512
Canada Goose Holdings, Inc. (Canada)*(a)	8,713	155,179
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	6,217	806,096
Gildan Activewear, Inc. (Canada)	2,234	61,179
Kering SA (France)	595	302,812

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (cont’d.)
Lululemon Athletica, Inc.*	3,974	$1,273,190
LVMH Moet Hennessy Louis Vuitton SE (France)	3,876	2,820,539
NIKE, Inc. (Class B Stock)	4,284	501,271
On Holding AG (Switzerland) (Class A Stock)*(a)	9,588	164,530
PVH Corp.	8,590	606,368
Skechers USA, Inc. (Class A Stock)*	29,593	1,241,426

		8,525,102

Tobacco — 0.3%
British American Tobacco PLC (United Kingdom)	20,723	819,764
Imperial Brands PLC (United Kingdom)	23,120	575,945
ITC Ltd. (India)	46,020	184,207
Philip Morris International, Inc.	4,377	442,996

		2,022,912

Trading Companies & Distributors — 0.1%
Air Lease Corp.	7,053	270,976
RS Group PLC (United Kingdom)	22,539	242,681
Textainer Group Holdings Ltd. (China)	3,886	120,505

		634,162

Wireless Telecommunication Services — 0.3%
Advanced Info Service PCL (Thailand)	70,000	393,674
Etihad Etisalat Co. (Saudi Arabia)	27,799	256,968
KDDI Corp. (Japan)	20,500	621,701
SoftBank Group Corp. (Japan)	4,800	203,006
T-Mobile US, Inc.*	978	136,920
Vodafone Group PLC (United Kingdom)	366,936	371,603

		1,983,872

TOTAL COMMON STOCKS (cost $495,947,381)		510,492,242

EXCHANGE-TRADED FUND — 0.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	32,087	3,382,932

(cost $3,345,692)
PREFERRED STOCKS — 0.1%
Household Products — 0.1%
Henkel AG & Co. KGaA (Germany) (PRFC)	12,115	839,724

Oil, Gas & Consumable Fuels — 0.0%
Petroleo Brasileiro SA (Brazil) (PRFC), ADR	7,085	65,820

TOTAL PREFERRED STOCKS (cost $1,067,882)		905,544

	Units

WARRANTS* — 0.0%
Pharmaceuticals — 0.0%
Optinose, Inc., expiring 11/23/27	6,012	—

	Units	Value

WARRANTS* (continued)
Textiles, Apparel & Luxury Goods — 0.0%
Cie Financiere Richemont SA (Switzerland), expiring 11/22/23	8,589	$7,153

TOTAL WARRANTS (cost $60)		7,153

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 1.1%
Automobiles — 0.0%
Credit Acceptance Auto Loan Trust,
Series 2021-03A, Class C, 144A
1.630%	09/16/30	250	225,394
Santander Retail Auto Lease Trust,
Series 2020-A, Class C, 144A
2.080%	03/20/24	57	56,700
Securitized Term Auto Loan Receivables Trust (Canada),
Series 2019-CRTA, Class B, 144A
2.453%	03/25/26	7	7,067
Series 2019-CRTA, Class C, 144A
2.849%	03/25/26	9	8,511

			297,672

Collateralized Debt Obligations — 0.6%
ACREC Ltd. (Cayman Islands),
Series 2021-FL01, Class C, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
6.476%(c)	10/16/36	150	140,504
ACRES Commercial Realty Ltd.,
Series 2021-FL02, Class C, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)
6.976%(c)	01/15/37	186	180,143
Arbor Realty Collateralized Loan Obligation Ltd. (Cayman Islands),
Series 2020-FL01, Class C, 144A, 1 Month SOFR + 2.164% (Cap N/A, Floor 2.050%)
6.500%(c)	02/15/35	100	94,784
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2021-FL01, Class C, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
6.270%(c)	12/15/35	100	94,207
Series 2021-FL01, Class D, 144A, 1 Month LIBOR + 2.950% (Cap N/A, Floor 2.950%)
7.220%(c)	12/15/35	100	93,861
Series 2021-FL03, Class C, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
6.168%(c)	08/15/34	102	94,016
Series 2021-FL04, Class C, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
6.618%(c)	11/15/36	204	194,408
Series 2022-FL01, Class D, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 3.000%)
6.807%(c)	01/15/37	560	520,928
BDS Ltd. (Cayman Islands),
Series 2019-FL04, Class A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.426%(c)	08/15/36	4	3,708

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Debt Obligations (cont’d.)
Series 2019-FL04, Class C, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
6.326%(c)	08/15/36	147	$141,241
Series 2021-FL07, Class B, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
5.839%(c)	06/16/36	100	95,791
BSPDF Issuer Ltd. (Cayman Islands),
Series 2021-FL01, Class B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)
6.118%(c)	10/15/36	258	243,188
BSPRT Issuer Ltd. (Cayman Islands),
Series 2021-FL06, Class B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
5.918%(c)	03/15/36	752	717,081
Series 2021-FL06, Class C, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
6.368%(c)	03/15/36	100	94,085
Series 2021-FL07, Class C, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
6.618%(c)	12/15/38	100	95,223
Series 2021-FL07, Class D, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
7.068%(c)	12/15/38	100	93,532
CHCP Ltd.,
Series 2021-FL01, Class C, 144A, 1 Month SOFR + 2.214% (Cap N/A, Floor 2.100%)
6.540%(c)	02/15/38	100	92,687
Ladder Capital Commercial Mortgage Securities Trust,
Series 2021-FL02, Class C, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
6.468%(c)	12/13/38	115	108,238
LoanCore Issuer Ltd.,
Series 2019-CRE02, Class D, 144A, 1 Month LIBOR + 2.450% (Cap N/A, Floor 2.450%)
6.768%(c)	05/15/36	35	33,886
Series 2021-CRE05, Class B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
6.318%(c)	07/15/36	313	292,732
Series 2021-CRE06, Class B, 144A, 1 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)
6.218%(c)	11/15/38	590	562,672
MF1 Ltd. (Cayman Islands),
Series 2022-FL08, Class C, 144A, 30 Day Average SOFR + 2.200% (Cap N/A, Floor 2.200%)
6.026%(c)	02/19/37	146	138,233
STWD Ltd. (Cayman Islands),
Series 2022-FL03, Class B, 144A, 30 Day Average SOFR + 1.950% (Cap N/A, Floor 1.950%)
5.757%(c)	11/15/38	100	95,183
Series 2022-FL03, Class C, 144A, 30 Day Average SOFR + 2.200% (Cap N/A, Floor 2.200%)
6.007%(c)	11/15/38	159	149,963

			4,370,294

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations — 0.5%
Allegro CLO Ltd. (Cayman Islands),
Series 2016-01A, Class CR2, 144A, 3 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
6.079%(c)	01/15/30	670	$638,203
Columbia Cent CLO Ltd. (Cayman Islands),
Series 2018-28A, Class A2R, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
6.232%(c)	11/07/30	500	477,599
Series 2018-28A, Class BR, 144A, 3 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
6.682%(c)	11/07/30	253	235,071
Madison Park Funding Ltd. (Cayman Islands),
Series 2017-23A, Class CR, 144A, 3 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
6.358%(c)	07/27/31	500	476,742
MidOcean Credit CLO (Cayman Islands),
Series 2013-02A, Class BR, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
6.065%(c)	01/29/30	448	436,840
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2013-15A, Class CR2, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
5.929%(c)	10/15/29	353	333,862
Oaktree CLO Ltd. (Cayman Islands),
Series 2019-01A, Class BR, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
6.075%(c)	04/22/30	300	283,848
Series 2019-01A, Class CR, 144A, 3 Month LIBOR + 2.350% (Cap N/A, Floor 2.350%)
6.675%(c)	04/22/30	250	231,204
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class A2, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
6.025%(c)	02/20/28	250	242,889
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
5.715%(c)	02/20/30	234	230,590

			3,586,848

Other — 0.0%
Business Jet Securities LLC,
Series 2020-01A, Class A, 144A
2.981%	11/15/35	50	45,183
Series 2021-01A, Class B, 144A
2.918%	04/15/36	74	63,222
CARS-DB4 LP,
Series 2020-01A, Class A4, 144A
3.190%	02/15/50	99	92,712

			201,117

Small Business Loan — 0.0%
United States Small Business Administration,
Series 2013-20H, Class 1
3.160%	08/01/33	59	56,363

TOTAL ASSET-BACKED SECURITIES (cost $8,984,390)			8,512,294

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.7%
AREIT Trust,
Series 2019-CRE03, Class A, 144A, 1 Month SOFR + 1.384% (Cap N/A, Floor 1.020%)
5.710%(c)	09/14/36	5	$4,604
Series 2019-CRE03, Class B, 144A, 1 Month SOFR + 1.664% (Cap N/A, Floor 1.550%)
5.990%(c)	09/14/36	100	96,067
Series 2019-CRE03, Class C, 144A, 1 Month SOFR + 2.014% (Cap N/A, Floor 1.900%)
6.340%(c)	09/14/36	100	95,081
Series 2022-CRE06, Class B, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)
5.676%(c)	01/16/37	100	95,531
Series 2022-CRE06, Class C, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)
5.976%(c)	01/16/37	139	126,597
Series 2022-CRE06, Class D, 144A, 30 Day Average SOFR + 2.850% (Cap N/A, Floor 2.850%)
6.676%(c)	01/16/37	100	91,195
BXMT Ltd. (Cayman Islands),
Series 2020-FL02, Class B, 144A, 1 Month SOFR + 1.514% (Cap N/A, Floor 1.400%)
5.840%(c)	02/15/38	100	97,255
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A5
2.874%	11/15/52	347	297,896
Commercial Mortgage Trust,
Series 2015-PC01, Class A5
3.902%	07/10/50	145	138,911
FHLMC Multifamily Structured Pass-Through Certificates,
Series K066, Class A2
3.117%	06/25/27	800	756,660
Series K097, Class X1, IO
1.091%(cc)	07/25/29	99	5,671
Series K098, Class X1, IO
1.144%(cc)	08/25/29	149	8,853
GS Mortgage Securities Trust,
Series 2017-GS06, Class A3
3.433%	05/10/50	250	231,005
LoanCore Issuer Ltd.,
Series 2019-CRE03, Class B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
5.918%(c)	04/15/34	90	89,219
Morgan Stanley Capital I Trust,
Series 2019-H07, Class A4
3.261%	07/15/52	161	141,908
PFP Ltd.,
Series 2021-07, Class B, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
5.726%(c)	04/14/38	100	95,017
Series 2021-07, Class C, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
5.976%(c)	04/14/38	100	93,877
Series 2021-08, Class D, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
6.476%(c)	08/09/37	730	675,287

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Ready Capital Mortgage Financing LLC,
Series 2021-FL07, Class C, 144A, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)
6.589%(c)	11/25/36	100	$92,252
Series 2021-FL07, Class D, 144A, 1 Month LIBOR + 2.950% (Cap N/A, Floor 2.950%)
7.339%(c)	11/25/36	100	92,236
UBS Commercial Mortgage Trust,
Series 2017-C07, Class A4
3.679%	12/15/50	255	235,152
Series 2018-C08, Class A4
3.983%	02/15/51	463	432,614
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC25, Class A4
3.640%	12/15/59	401	375,349
Series 2017-C42, Class A4
3.589%	12/15/50	510	469,051

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $5,326,966)			4,837,288

CORPORATE BONDS — 8.0%
Aerospace & Defense — 0.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
5.150%	05/01/30	98	95,576
5.705%	05/01/40	92	87,585
5.805%	05/01/50	139	129,326
TransDigm, Inc.,
Gtd. Notes
4.625%	01/15/29	170	149,375

			461,862

Agriculture — 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24	97	93,524
4.742%	03/16/32	344	305,458
4.906%	04/02/30(a)	260	238,296
BAT International Finance PLC (United Kingdom),
Gtd. Notes
4.448%	03/16/28	333	307,737

			945,015

Auto Manufacturers — 0.0%
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A, MTN
1.800%	01/10/28	135	110,596

Banks — 1.2%
Abu Dhabi Commercial Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes
3.500%	03/31/27	200	188,775
Banco de Reservas de la Republica Dominicana (Dominican Republic),
Sub. Notes
7.000%	02/01/23	175	173,578

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Banco del Estado de Chile (Chile),
Sr. Unsec’d. Notes, 144A
2.704%	01/09/25	200	$189,038
Banco Industrial SA (Guatemala),
Sub. Notes, 144A
4.875%(ff)	01/29/31	175	163,384
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes
6.625%(ff)	01/24/32(oo)	200	164,975
Bangkok Bank PCL (Thailand),
Sub. Notes, 144A
3.466%(ff)	09/23/36	370	291,138
Sub. Notes, 144A, MTN
3.733%(ff)	09/25/34	316	263,426
Bank Hapoalim BM (Israel),
Sub. Notes, 144A
3.255%(ff)	01/21/32	353	303,580
Bank Negara Indonesia Persero Tbk PT (Indonesia),
Sub. Notes, EMTN
3.750%	03/30/26	281	255,741
Bank of America Corp.,
Jr. Sub. Notes, Series Z
6.500%(ff)	10/23/24(oo)	99	97,904
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32	200	156,891
Sr. Unsec’d. Notes, MTN
2.496%(ff)	02/13/31	198	160,856
4.271%(ff)	07/23/29	82	76,593
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.894%(ff)	11/24/32	225	171,178
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	200	187,857
BPCE SA (France),
Sub. Notes, 144A, MTN
4.500%	03/15/25	200	192,292
CBQ Finance Ltd. (Qatar),
Gtd. Notes, EMTN
2.000%	05/12/26	200	180,100
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.311%(ff)	11/16/27	301	255,108
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.650%(ff)	10/21/32	580	457,806
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
4.000%(ff)	03/09/26(oo)	200	173,500
4.700%(ff)	03/09/31(a)(oo)	341	271,095
Ipoteka-Bank ATIB (Uzbekistan),
Sr. Unsec’d. Notes
5.500%	11/19/25	200	172,586
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.545%(ff)	11/08/32	186	146,982
2.739%(ff)	10/15/30	214	179,711
3.509%(ff)	01/23/29	87	78,909

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes
2.956%(ff)	05/13/31	112	$92,215
Kasikornbank PCL (Thailand),
Sub. Notes, EMTN
3.343%(ff)	10/02/31	200	174,750
Macquarie Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
4.442%(ff)	06/21/33	461	399,875
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.048%	07/17/30	266	209,988
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31	375	310,342
National Bank of Uzbekistan (Uzbekistan),
Sr. Unsec’d. Notes
4.850%	10/21/25	261	235,275
NBK SPC Ltd. (Kuwait),
Gtd. Notes, 144A
1.625%(ff)	09/15/27	294	259,088
Oversea-Chinese Banking Corp. Ltd. (Singapore),
Sub. Notes
4.602%(ff)	06/15/32	200	191,696
QNB Finance Ltd. (Qatar),
Gtd. Notes, EMTN
2.750%	02/12/27	207	189,961
State Savings Bank of Ukraine Via SSB #1 PLC (Ukraine),
Sr. Unsec’d. Notes
9.375%	03/10/23	10	7,129
9.625%	03/20/25	125	56,328
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.130%	07/08/30(a)	524	414,876
Sumitomo Mitsui Trust Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A, MTN
0.850%	03/25/24(a)	228	215,765
UBS Group AG (Switzerland),
Jr. Sub. Notes, 144A
4.375%(ff)	02/10/31(oo)	477	362,520
United Overseas Bank Ltd. (Singapore),
Sub. Notes, 144A, MTN
2.000%(ff)	10/14/31	298	260,056
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31	403	333,315
Westpac Banking Corp. (Australia),
Sub. Notes
2.894%(ff)	02/04/30	119	109,107

			8,775,289

Beverages — 0.1%
Becle SAB de CV (Mexico),
Sr. Unsec’d. Notes
2.500%	10/14/31	230	176,065

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL (Guatemala),
Gtd. Notes, 144A
5.250%	04/27/29		280	$261,590
Cia Cervecerias Unidas SA (Chile),
Sr. Unsec’d. Notes, 144A
3.350%	01/19/32		258	216,285

				653,940

Building Materials — 0.1%
Cemex SAB de CV (Mexico),
Gtd. Notes, 144A
7.375%	06/05/27		200	204,750
GCC SAB de CV,
Gtd. Notes, 144A
3.614%	04/20/32		294	243,432
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
3.375%	01/15/31		140	105,852
4.375%	07/15/30		92	75,362
Vulcan Materials Co.,
Sr. Unsec’d. Notes
3.500%	06/01/30		235	207,153

				836,549

Chemicals — 0.2%
Braskem Idesa SAPI (Mexico),
Sr. Sec’d. Notes
6.990%	02/20/32		200	142,500
Consolidated Energy Finance SA (Switzerland),
Gtd. Notes, 144A
5.625%	10/15/28(a)		321	272,850
Equate Petrochemical BV (Kuwait),
Gtd. Notes, 144A, MTN
2.625%	04/28/28		200	173,600
GC Treasury Center Co. Ltd. (Thailand),
Gtd. Notes, 144A, MTN
5.200%	03/30/52		200	157,600
OCP SA (Morocco),
Sr. Unsec’d. Notes
5.125%	06/23/51		200	150,475
6.875%	04/25/44		200	188,787
Sr. Unsec’d. Notes, 144A
5.125%	06/23/51		223	167,780
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.500%	03/18/31		200	162,356
Synthos SA (Poland),
Sr. Sec’d. Notes, 144A
2.500%	06/07/28	EUR	218	179,365

				1,595,313

Commercial Services — 0.1%
Element Fleet Management Corp. (Canada),
Sr. Unsec’d. Notes, 144A
1.600%	04/06/24		172	162,999

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
ERAC USA Finance LLC,
Gtd. Notes, 144A
7.000%	10/15/37	100	$108,955
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
7.125%	07/31/26	200	191,163
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.900%	05/15/30	266	218,277
2.900%	11/15/31	78	61,644
JSW Infrastructure Ltd. (India),
Sr. Sec’d. Notes, 144A
4.950%	01/21/29	200	170,725

			913,763

Computers — 0.0%
Dell International LLC/EMC Corp.,
Sr. Unsec’d. Notes
5.300%	10/01/29(a)	288	281,106

Cosmetics/Personal Care — 0.0%
GSK Consumer Healthcare Capital US LLC,
Gtd. Notes
3.625%	03/24/32	250	220,258

Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.000%	10/29/28	150	125,628
3.300%	01/30/32	163	127,349
4.500%	09/15/23	263	260,877
6.500%	07/15/25	300	302,267
Air Lease Corp.,
Sr. Unsec’d. Notes
5.850%	12/15/27	154	154,050
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.950%	07/01/24	189	180,900
4.250%	04/15/26	91	82,532
Sr. Unsec’d. Notes, 144A
2.125%	02/21/26	160	137,695
2.750%	02/21/28	145	116,295
Charles Schwab Corp. (The),
Jr. Sub. Notes
5.000%(ff)	06/01/27(a)(oo)	372	343,048
Global Aircraft Leasing Co. Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	09/15/24	211	179,753
LPL Holdings, Inc.,
Gtd. Notes, 144A
4.000%	03/15/29	124	107,904
Morgan Stanley Domestic Holdings, Inc.,
Gtd. Notes
4.500%	06/20/28	200	194,780
Muthoot Finance Ltd. (India),
Sr. Sec’d. Notes, 144A, MTN
4.400%	09/02/23	200	195,000

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, EMTN
3.950%	04/23/30		250	$217,938
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
4.950%	07/15/46		150	134,345
Salmon River Export LLC,
U.S. Gov’t. Gtd. Notes
2.193%	09/15/26		173	164,478
Shriram Finance Ltd. (India),
Sr. Sec’d. Notes, 144A, MTN
4.400%	03/13/24		326	312,960
Toll Road Investors Partnership II LP,
Insured Notes, 144A
5.185%(s)	02/15/43		197	55,455

				3,393,254

Electric — 1.0%
Adani Transmission Step-One Ltd. (India),
Sr. Sec’d. Notes, 144A
4.250%	05/21/36		169	127,384
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
4.000%	12/01/46		111	87,651
AES Andes SA (Chile),
Jr. Sub. Notes, 144A
6.350%(ff)	10/07/79		200	184,000
Alfa Desarrollo SpA (Chile),
Sr. Sec’d. Notes, 144A
4.550%	09/27/51		200	151,446
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
5.950%	11/01/32		131	136,875
Brazos Securitization LLC,
Sr. Sec’d. Notes, 144A
5.413%	09/01/52		200	193,718
Bulgarian Energy Holding EAD (Bulgaria),
Sr. Unsec’d. Notes
2.450%	07/22/28	EUR	197	162,284
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		130	105,116
Cikarang Listrindo Tbk PT (Indonesia),
Sr. Unsec’d. Notes
4.950%	09/14/26		200	186,850
Clean Renewable Power Mauritius Pte Ltd. (India),
Sr. Sec’d. Notes
4.250%	03/25/27		207	178,222
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
3.875%	07/26/33		244	183,503
ContourGlobal Power Holdings SA (Spain),
Sr. Sec’d. Notes, 144A
3.125%	01/01/28	EUR	100	87,656
Electricidad Firme de Mexico Holdings SA de CV (Mexico),
Sr. Sec’d. Notes, 144A
4.900%	11/20/26		200	175,038

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Emirates Semb Corp. Water & Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
4.450%	08/01/35	200	$187,125
Empresa de Transmision Electrica SA (Panama),
Sr. Unsec’d. Notes, 144A
5.125%	05/02/49(a)	200	159,975
Empresas Publicas de Medellin ESP (Colombia),
Sr. Unsec’d. Notes, 144A
4.375%	02/15/31	200	153,413
Enel Finance International NV (Italy),
Gtd. Notes, 144A
3.500%	04/06/28	300	263,207
Energuate Trust (Guatemala),
Gtd. Notes
5.875%	05/03/27	200	189,287
EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA (Colombia),
Sr. Sec’d. Notes, 144A
5.375%	12/30/30	223	155,524
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes
3.400%	01/28/30	400	324,825
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes
7.125%	02/11/25	200	181,475
Sr. Unsec’d. Notes, MTN
8.450%	08/10/28	400	351,000
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.650%	03/01/30	69	56,500
Sr. Unsec’d. Notes, Series C
5.350%	07/15/47	139	124,232
Infraestructura Energetica Nova SAPI de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/14/48	200	152,038
Investment Energy Resources Ltd. (Guatemala),
Sr. Sec’d. Notes, 144A
6.250%	04/26/29	217	203,071
Israel Electric Corp. Ltd. (Israel),
Sec’d. Notes, 144A, GMTN
3.750%	02/22/32	223	194,121
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
2.750%	03/01/32	310	248,954
Mercury Chile Holdco LLC (Chile),
Sr. Sec’d. Notes, 144A
6.500%	01/24/27	200	190,805
Mong Duong Finance Holdings BV (Vietnam),
Sr. Sec’d. Notes, 144A
5.125%	05/07/29	250	207,469
National Central Cooling Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes
2.500%	10/21/27	200	176,162
NPC Ukrenergo (Ukraine),
Gov’t. Gtd. Notes, 144A
6.875%	11/09/28	200	33,475

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Oryx Funding Ltd. (Oman),
Gtd. Notes, 144A
5.800%	02/03/31	400	$379,950
Pacific Gas & Electric Co.,
First Mortgage
3.000%	06/15/28	152	131,760
3.300%	08/01/40	469	318,058
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia),
Sr. Unsec’d. Notes
4.875%	07/17/49	200	156,850
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries (India),
Sr. Sec’d. Notes, 144A
4.500%	07/14/28	250	210,312
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak (Indonesia),
Sr. Sec’d. Notes, 144A
4.850%	10/14/38	200	165,788
Star Energy Geothermal Wayang Windu Ltd. (Indonesia),
Sr. Sec’d. Notes, 144A
6.750%	04/24/33	162	152,968
State Grid Overseas Investment BVI Ltd. (China),
Gtd. Notes, 144A, MTN
3.500%	05/04/27(a)	275	261,198
Termocandelaria Power Ltd. (Colombia),
Gtd. Notes, 144A
7.875%	01/30/29	340	310,845

			7,600,130

Electronics — 0.0%
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
2.950%	02/15/32(a)	287	226,104

Energy-Alternate Sources — 0.2%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy Pvt Ltd. (India),
Sr. Sec’d. Notes, 144A
6.250%	12/10/24	210	203,739
Azure Power Energy Ltd. (India),
Sr. Sec’d. Notes
3.575%	08/19/26	186	144,925
Empresa Generadora de Electricidad Haina SA (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.625%	11/08/28	265	234,823
Greenko Dutch BV (India),
Sr. Sec’d. Notes, 144A
3.850%	03/29/26	191	165,693
Greenko Wind Projects Mauritius Ltd. (India),
Gtd. Notes, 144A
5.500%	04/06/25	236	219,893
Sweihan PV Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
3.625%	01/31/49	199	158,579

			1,127,652

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction — 0.1%
Aeropuerto Internacional de Tocumen SA (Panama),
Sr. Sec’d. Notes
5.125%	08/11/61	234	$191,485
India Airport Infra (India),
Sr. Sec’d. Notes, 144A
6.250%	10/25/25	288	271,080

			462,565

Entertainment — 0.1%
GENM Capital Labuan Ltd. (Malaysia),
Gtd. Notes, 144A
3.882%	04/19/31	307	231,785
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
5.050%	03/15/42	149	114,581
5.141%	03/15/52	130	95,457
5.391%	03/15/62	53	38,826
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
3.000%	02/15/31(a)	129	103,214

			583,863

Foods — 0.3%
Agrosuper SA (Chile),
Sr. Unsec’d. Notes, 144A
4.600%	01/20/32	150	130,153
Aragvi Finance International DAC (Moldova),
Sr. Sec’d. Notes, 144A
8.450%	04/29/26	200	138,163
Grupo Bimbo SAB de CV (Mexico),
Jr. Sub. Notes
5.950%(ff)	04/17/23(oo)	200	198,162
Grupo KUO SAB De CV (Mexico),
Gtd. Notes
5.750%	07/07/27	268	249,960
Indofood CBP Sukses Makmur Tbk PT (Indonesia),
Sr. Unsec’d. Notes
3.541%	04/27/32	506	412,446
4.805%	04/27/52	200	145,272
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
3.625%	01/15/32	225	183,291
5.750%	04/01/33	100	94,927
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30	300	285,442

			1,837,816

Gas — 0.1%
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.150%	08/01/27(a)	641	578,714
Gas Natural de Lima y Callao SA (Peru),
Sr. Unsec’d. Notes
4.375%	04/01/23	200	198,288
KeySpan Gas East Corp.,
Unsec’d. Notes, 144A
2.742%	08/15/26	139	124,027

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas (cont’d.)
NiSource, Inc.,
Sr. Unsec’d. Notes
3.600%	05/01/30	179	$159,590

			1,060,619

Healthcare-Products — 0.1%
Alcon Finance Corp. (Switzerland),
Gtd. Notes, 144A
2.600%	05/27/30	200	169,802
2.750%	09/23/26	200	183,174
5.375%	12/06/32	200	201,830

			554,806

Healthcare-Services — 0.2%
Adventist Health System,
Bonds
5.430%	03/01/32	229	225,627
DaVita, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30	105	84,621
HCA, Inc.,
Gtd. Notes
4.125%	06/15/29	93	84,900
Gtd. Notes, 144A
4.375%	03/15/42	447	357,236
Humana, Inc.,
Sr. Unsec’d. Notes
5.875%	03/01/33	102	105,694
Toledo Hospital (The),
Sec’d. Notes, Series B
5.325%	11/15/28	166	128,951
Sr. Sec’d. Notes
5.750%	11/15/38	62	58,184
Tower Health,
Sec’d. Notes, Series 2020
4.451%	02/01/50	151	71,923

			1,117,136

Insurance — 0.1%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
5.625%	10/25/27	200	204,462
Aon Corp.,
Gtd. Notes
3.750%	05/02/29	212	196,235
Brown & Brown, Inc.,
Sr. Unsec’d. Notes
4.950%	03/17/52	119	97,250
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A
3.900%	04/05/32	184	161,166
4.350%	04/05/42	27	22,081
4.400%	04/05/52	78	62,184
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31	62	50,403

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
4.850%	04/17/28		50	$47,125

				840,906

Internet — 0.2%
Match Group Holdings II LLC,
Sr. Unsec’d. Notes, 144A
3.625%	10/01/31		212	162,401
Meituan (China),
Sr. Unsec’d. Notes, 144A
2.125%	10/28/25(a)		200	176,225
3.050%	10/28/30(a)		243	185,333
Prosus NV (China),
Sr. Unsec’d. Notes
4.193%	01/19/32		200	165,725
Sr. Unsec’d. Notes, 144A
3.680%	01/21/30		200	165,787
Sr. Unsec’d. Notes, 144A, MTN
3.061%	07/13/31		227	175,916
United Group BV (Netherlands),
Sr. Sec’d. Notes
3.625%	02/15/28	EUR	100	77,084
Sr. Sec’d. Notes, 144A
4.625%	08/15/28	EUR	100	78,376

				1,186,847

Investment Companies — 0.1%
Dua Capital Ltd. (Malaysia),
Sr. Unsec’d. Notes
2.780%	05/11/31		200	158,448
Huarong Finance Co. Ltd. (China),
Gtd. Notes
4.750%	04/27/27		200	174,913
MDGH GMTN RSC Ltd. (United Arab Emirates),
Gtd. Notes, 144A
5.500%	04/28/33		200	211,037
Gtd. Notes, GMTN
2.500%	06/03/31		200	170,038

				714,436

Lodging — 0.0%
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series GG
3.500%	10/15/32		173	143,801
Sr. Unsec’d. Notes, Series II
2.750%	10/15/33		175	134,186

				277,987

Machinery-Construction & Mining — 0.0%
BWX Technologies, Inc.,
Gtd. Notes, 144A
4.125%	06/30/28		123	110,408

Machinery-Diversified — 0.1%
CNH Industrial NV (United Kingdom),
Sr. Unsec’d. Notes, MTN
3.850%	11/15/27		86	80,451

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Diversified (cont’d.)
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.950%	09/15/28	400	$384,459

			464,910

Media — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.500%	08/15/30	59	48,853
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25	57	55,900
5.250%	04/01/53	277	216,418
6.484%	10/23/45	113	102,407
CSC Holdings LLC,
Gtd. Notes, 144A
4.500%	11/15/31	240	166,800
Discovery Communications LLC,
Gtd. Notes
4.650%	05/15/50	115	79,080
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.125%	07/01/30	145	119,791
5.500%	07/01/29	47	42,939
Telecomunicaciones Digitales SA (Panama),
Sr. Unsec’d. Notes
4.500%	01/30/30	250	222,656
VTR Finance NV (Chile),
Sr. Unsec’d. Notes, 144A
6.375%	07/15/28	200	73,350

			1,128,194

Mining — 0.2%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
4.750%	03/16/52	200	166,225
ERO Copper Corp. (Brazil),
Gtd. Notes, 144A
6.500%	02/15/30	189	152,263
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.375%	04/01/31	154	128,012
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A
6.200%	04/14/52	262	227,314
Sr. Unsec’d. Notes, 144A, MTN
5.315%	04/14/32	277	254,178
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
2.850%	04/27/31	231	189,388
Novelis Corp.,
Gtd. Notes, 144A
3.250%	11/15/26	45	40,331
3.875%	08/15/31	124	101,466

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Petra Diamonds US Treasury PLC (South Africa),
Sr. Sec’d. Notes, Cash coupon N/A or PIK 10.500%
10.500%	03/08/26		94	$94,246

				1,353,423

Oil & Gas — 1.2%
Empresa Nacional del Petroleo (Chile),
Sr. Unsec’d. Notes
4.500%	09/14/47		200	150,725
Sr. Unsec’d. Notes, 144A
3.450%	09/16/31		245	205,922
3.750%	08/05/26		200	187,288
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.875%	03/30/26		218	200,056
5.375%	03/30/28		182	162,185
Energean PLC (Egypt),
Sr. Sec’d. Notes, 144A
6.500%	04/30/27(a)		278	255,760
Eni SpA (Italy),
Sr. Unsec’d. Notes, 144A
4.250%	05/09/29(a)		259	239,671
EQT Corp.,
Sr. Unsec’d. Notes
3.900%	10/01/27		118	108,918
Sr. Unsec’d. Notes, 144A
3.625%	05/15/31(a)		77	65,281
Gazprom PJSC via Gaz Finance PLC (Russia),
Sr. Unsec’d. Notes, 144A
1.850%	11/17/28(d)	EUR	228	128,209
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes
3.500%	04/14/33		200	147,225
6.375%	10/24/48		600	490,237
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
6.125%	06/30/25		193	188,211
6.500%	06/30/27		114	110,901
6.750%	06/30/30		420	392,779
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/44		136	113,853
MC Brazil Downstream Trading SARL (Brazil),
Sr. Sec’d. Notes
7.250%	06/30/31		200	164,125
Medco Bell Pte Ltd. (Indonesia),
Sr. Sec’d. Notes
6.375%	01/30/27		254	227,965
Medco Laurel Tree Pte Ltd. (Indonesia),
Gtd. Notes, 144A
6.950%	11/12/28		295	260,946
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, EMTN
6.500%	11/07/48		200	198,788
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.950%	01/28/31		573	433,188

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
6.500%	06/02/41	189	$122,283
6.700%	02/16/32	612	479,655
6.840%	01/23/30	325	268,775
6.950%	01/28/60	514	325,233
7.690%	01/23/50	716	494,935
Gtd. Notes, MTN
6.750%	09/21/47	632	402,508
8.750%	06/02/29	195	182,483
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, EMTN
3.404%	04/28/61	200	136,630
Puma International Financing SA (Singapore),
Gtd. Notes, 144A
5.000%	01/24/26	400	344,075
QatarEnergy Trading LLC (Qatar),
Sr. Unsec’d. Notes
3.125%	07/12/41	200	152,913
3.300%	07/12/51	240	175,695
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes
3.500%	11/24/70	233	157,930
Sr. Unsec’d. Notes, EMTN
4.250%	04/16/39	200	177,538
State Oil Co. of the Azerbaijan Republic (Azerbaijan),
Sr. Unsec’d. Notes
6.950%	03/18/30	650	668,403
Tengizchevroil Finance Co. International Ltd. (Kazakhstan),
Sr. Sec’d. Notes
3.250%	08/15/30	271	192,207
4.000%	08/15/26	400	341,575
Uzbekneftegaz JSC (Uzbekistan),
Sr. Unsec’d. Notes, 144A
4.750%	11/16/28	222	178,155

			9,233,226

Packaging & Containers — 0.1%
Canpack SA/Canpack US LLC (Poland),
Gtd. Notes, 144A
3.125%	11/01/25	200	174,063
3.875%	11/15/29	200	157,125
Crown Americas LLC/Crown Americas Capital Corp. VI,
Gtd. Notes
4.750%	02/01/26	53	51,491
SAN Miguel Industrias Pet SA/NG PET R&P Latin America SA (Peru),
Gtd. Notes, 144A
3.500%	08/02/28	355	300,374

			683,053

Pharmaceuticals — 0.0%
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A
4.375%	01/15/29	275	245,410

Pipelines — 0.5%
Acu Petroleo Luxembourg Sarl (Brazil),
Sr. Sec’d. Notes
7.500%	07/13/35	250	227,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
2.742%	12/31/39	222	$172,279
Cheniere Energy Partners LP,
Gtd. Notes
4.500%	10/01/29	104	93,603
Enbridge, Inc. (Canada),
Gtd. Notes
4.250%	12/01/26	117	112,374
Energy Transfer LP,
Sr. Unsec’d. Notes
5.550%	02/15/28	64	63,416
5.750%	02/15/33	197	193,237
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes
3.250%	09/30/40	200	154,225
Sr. Sec’d. Notes, 144A
1.750%	09/30/27	280	258,566
2.625%	03/31/36	349	279,702
2.940%	09/30/40	290	231,931
GNL Quintero SA (Chile),
Sr. Unsec’d. Notes
4.634%	07/31/29	165	158,883
Kinder Morgan Energy Partners LP,
Gtd. Notes
5.400%	09/01/44	186	167,185
MPLX LP,
Sr. Unsec’d. Notes
4.950%	03/14/52	459	376,915
Peru LNG Srl (Peru),
Sr. Unsec’d. Notes
5.375%	03/22/30	200	166,475
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	41	35,633
3.800%	09/15/30	308	267,773
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	184	172,990
4.500%	05/15/30	173	160,677
Southern Gas Corridor CJSC (Azerbaijan),
Gov’t. Gtd. Notes
6.875%	03/24/26	200	204,350
Gov’t. Gtd. Notes, 144A
6.875%	03/24/26	260	265,655
Targa Resources Corp.,
Gtd. Notes
4.200%	02/01/33	57	49,074
4.950%	04/15/52	93	73,928

			3,885,871

Real Estate — 0.0%
Country Garden Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
3.300%	01/12/31	200	103,038

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate (cont’d.)
Sunac China Holdings Ltd. (China),
Sr. Sec’d. Notes
7.500%	02/01/24	200	$41,500
Times China Holdings Ltd. (China),
Sr. Sec’d. Notes
6.750%	07/08/25	220	36,135

			180,673

Real Estate Investment Trusts (REITs) — 0.1%
Equinix, Inc.,
Sr. Unsec’d. Notes
2.150%	07/15/30	488	389,105
Iron Mountain, Inc.,
Gtd. Notes, 144A
4.500%	02/15/31	275	226,515
SBA Communications Corp.,
Sr. Unsec’d. Notes
3.125%	02/01/29(a)	120	99,931

			715,551

Retail — 0.1%
Dick’s Sporting Goods, Inc.,
Sr. Unsec’d. Notes
3.150%	01/15/32	193	151,343
Grupo Axo SAPI de CV (Mexico),
Gtd. Notes, 144A
5.750%	06/08/26	200	172,350
Penske Automotive Group, Inc.,
Gtd. Notes
3.750%	06/15/29	195	158,370

			482,063

Semiconductors — 0.1%
Broadcom, Inc.,
Gtd. Notes
4.150%	11/15/30	187	167,529
Sr. Unsec’d. Notes, 144A
3.469%	04/15/34	163	129,235
4.926%	05/15/37	251	219,382

			516,146

Software — 0.0%
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.500%	07/01/29	70	63,079
Oracle Corp.,
Sr. Unsec’d. Notes
6.150%	11/09/29	73	75,893
SS&C Technologies, Inc.,
Gtd. Notes, 144A
5.500%	09/30/27	31	29,183

			168,155

Telecommunications — 0.3%
CT Trust (Guatemala),
Sr. Sec’d. Notes, 144A
5.125%	02/03/32	200	175,600

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Millicom International Cellular SA (Guatemala),
Sr. Unsec’d. Notes
4.500%	04/27/31		200	$167,913
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, 144A, MTN
2.625%	04/08/31		240	205,800
PPF Telecom Group BV (Netherlands),
Sr. Unsec’d. Notes, EMTN
3.250%	09/29/27	EUR	199	189,994
Rogers Communications, Inc. (Canada),
Gtd. Notes, 144A
4.500%	03/15/42		377	313,243
4.550%	03/15/52		377	294,992
Telefonica Celular del Paraguay SA (Paraguay),
Sr. Unsec’d. Notes
5.875%	04/15/27		200	192,912
T-Mobile USA, Inc.,
Gtd. Notes
2.550%	02/15/31		291	237,144
4.375%	04/15/40		16	13,727
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.272%	01/15/36(a)		500	446,869
VTR Comunicaciones SpA (Chile),
Sr. Sec’d. Notes, 144A
5.125%	01/15/28		200	123,163

				2,361,357

Transportation — 0.2%
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes
4.950%	07/29/35		200	183,287
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35		200	183,288
Hidrovias International Finance Sarl (Brazil),
Sr. Unsec’d. Notes
4.950%	02/08/31		245	180,963
ICTSI Treasury BV (Philippines),
Gtd. Notes
3.500%	11/16/31		200	153,663
Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
2.800%	02/10/31		244	199,697
Sr. Unsec’d. Notes, EMTN
2.800%	02/10/31		200	163,686
3.570%	01/21/32		200	171,218
MV24 Capital BV (Brazil),
Sr. Sec’d. Notes
6.748%	06/01/34		171	156,450
Ukraine Railways Via Rail Capital Markets PLC (Ukraine),
Sr. Unsec’d. Notes
7.875%	07/15/26		200	34,600
8.250%	07/09/24		200	36,125

				1,462,977

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Trucking & Leasing — 0.0%
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, 144A
3.375%	03/20/28	200	$177,099

Water — 0.0%
Aegea Finance Sarl (Brazil),
Sr. Unsec’d. Notes, 144A
6.750%	05/20/29	292	287,310

TOTAL CORPORATE BONDS (cost $69,086,944)			59,233,638

MUNICIPAL BONDS — 0.1%
Florida — 0.1%
Escambia County Health Facilities Authority,
Taxable, Revenue Bonds
3.607%	08/15/40	30	22,497
State Board of Administration Finance Corp.,
Taxable, Revenue Bonds, Series A
2.154%	07/01/30	384	313,721

			336,218

Illinois — 0.0%
Sales Tax Securitization Corp.,
Taxable, Revenue Bonds, Series B
3.411%	01/01/43	90	66,499

New Jersey — 0.0%
New Jersey Economic Development Authority,
Taxable, Revenue Bonds, Series A
7.425%	02/15/29	176	189,359

TOTAL MUNICIPAL BONDS (cost $713,980)			592,076

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
Fannie Mae REMIC,
Series 2010-43, Class AH
3.250%	05/25/40	3	2,910
Series 2014-10, Class KM
3.500%	09/25/43	9	8,045
Series 2014-35, Class CA
3.500%	06/25/44	5	5,171
Series 2017-33, Class LB
3.000%	05/25/39	11	9,811
Freddie Mac REMIC,
Series 4533, Class GA
3.000%	06/15/28	13	13,080
Government National Mortgage Assoc.,
Series 2012-12, Class KN
4.500%	09/20/41	4	3,507
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MV
3.500%	08/25/58	9	7,855
Series 2019-03, Class MA
3.500%	10/25/58	8	7,743
Series 2019-03, Class MV
3.500%	10/25/58	9	7,980
Series 2019-04, Class MA
3.000%	02/25/59	10	9,725

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-04, Class MV
3.000%	02/25/59		9	$7,848
Series 2022-01, Class MTU
3.250%	11/25/61		49	43,146

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $139,809)				126,821

SOVEREIGN BONDS — 4.0%
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes
9.375%	05/08/48		400	315,075
Sr. Unsec’d. Notes, 144A
8.750%	04/14/32		539	466,235
Sr. Unsec’d. Notes, EMTN
9.125%	11/26/49		622	484,499
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
3.500%(cc)	07/09/41		2,316	655,428
3.875%(cc)	01/09/38		1,916	603,300
Benin Government International Bond (Benin),
Sr. Unsec’d. Notes, 144A
4.875%	01/19/32	EUR	184	151,661
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		241	202,410
3.375%	08/20/50		203	142,519
5.000%	07/15/32		200	198,412
Brazil Notas do Tesouro Nacional (Brazil),
Notes, Series NTNF
10.000%	01/01/25	BRL	518	93,831
10.000%	01/01/27	BRL	264	46,165
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.250%	09/21/71		200	123,100
3.500%	01/31/34		200	171,021
4.000%	01/31/52		200	155,028
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
8.000%	04/20/33		200	199,600
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes
7.000%	04/04/44		200	187,725
7.158%	03/12/45		225	214,566
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
4.875%	09/23/32		300	248,025
5.875%	01/30/60		550	401,947
6.400%	06/05/49		250	201,297
6.500%	02/15/48		200	164,287
Sr. Unsec’d. Notes, 144A
4.875%	09/23/32		484	400,147
5.300%	01/21/41		173	133,134
5.500%	02/22/29		159	145,614
6.000%	02/22/33		519	466,711

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
1.500%(cc)	07/31/40		1,036	$419,450
2.500%(cc)	07/31/35		1,110	507,686
Sr. Unsec’d. Notes, 144A
1.500%(cc)	07/31/40		163	66,076
2.500%(cc)	07/31/35		165	75,371
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
8.700%	03/01/49		400	263,000
Sr. Unsec’d. Notes, 144A
8.875%	05/29/50		200	133,250
Sr. Unsec’d. Notes, 144A, MTN
7.500%	02/16/61		271	165,310
8.500%	01/31/47		550	363,000
Sr. Unsec’d. Notes, EMTN
7.053%	01/15/32		200	145,475
Sr. Unsec’d. Notes, MTN
6.588%	02/21/28		300	244,875
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes, 144A
7.125%	01/20/50		200	75,975
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A, MTN
2.250%	01/13/31		372	293,553
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
4.500%	09/15/32(a)		297	289,513
Gabon Government International Bond (Gabon),
Sr. Unsec’d. Notes
7.000%	11/24/31		200	163,662
Sr. Unsec’d. Notes, 144A
7.000%	11/24/31		400	327,325
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes
7.875%	02/11/35(d)		315	110,211
8.750%	03/11/61(d)		200	68,100
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes
6.125%	06/01/50		432	404,946
Sr. Unsec’d. Notes, 144A
3.700%	10/07/33		600	492,675
4.650%	10/07/41		400	320,075
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes, 144A
5.500%	06/16/34		336	312,963
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
4.350%	01/11/48		409	351,785
5.450%	09/20/52		200	197,022
Sr. Unsec’d. Notes, EMTN
5.125%	01/15/45		200	192,772
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
4.875%	01/30/32	EUR	100	84,251
5.250%	03/22/30	EUR	150	135,258
Sr. Unsec’d. Notes, 144A
4.875%	01/30/32	EUR	185	155,865

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
6.625%	03/22/48	EUR	101	$76,005
6.875%	10/17/40	EUR	352	283,023
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
7.875%	07/28/45		200	224,162
Jordan Government International Bond (Jordan),
Sr. Unsec’d. Notes
7.375%	10/10/47		860	734,117
Sr. Unsec’d. Notes, 144A
5.850%	07/07/30		370	328,907
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
6.500%	07/21/45		400	414,200
Mexican Bonos (Mexico),
Bonds, Series M
5.750%	03/05/26	MXN	2,500	115,946
7.750%	05/29/31	MXN	3,400	161,257
Sr. Unsec’d. Notes, Series M20
8.500%	05/31/29	MXN	1,500	74,751
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.500%	02/12/34		256	205,440
4.500%	01/31/50		200	152,162
4.875%	05/19/33		282	259,722
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes
3.000%	12/15/32		200	157,975
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
7.696%	02/23/38		220	148,747
7.875%	02/16/32		200	150,000
Sr. Unsec’d. Notes, 144A, MTN
6.125%	09/28/28		259	199,430
7.375%	09/28/33		325	230,750
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
6.500%	03/08/47		400	363,000
6.750%	01/17/48		900	837,731
7.000%	01/25/51		616	592,438
Sr. Unsec’d. Notes, 144A
6.250%	01/25/31		221	221,525
7.000%	01/25/51		200	192,350
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes, 144A, MTN
6.000%	04/08/26		200	80,022
8.875%	04/08/51		200	68,522
Sr. Unsec’d. Notes, EMTN
7.375%	04/08/31		250	88,153
Panama Bonos del Tesoro (Panama),
Sr. Unsec’d. Notes
3.362%	06/30/31		171	139,899
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	01/19/63		257	181,313
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes
5.400%	03/30/50		600	515,175
5.600%	03/13/48		400	347,825

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, 144A
3.849%	06/28/33		200	$175,100
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.862%	12/01/32		101	73,717
2.783%	01/23/31		264	218,262
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
1.200%	04/28/33	EUR	147	121,046
5.609%	04/13/33		200	211,022
Province of Santa Fe (Argentina),
Sr. Unsec’d. Notes
7.000%	03/23/23		75	72,516
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.400%	04/16/50		350	318,566
Republic of Cameroon International Bond (Cameroon),
Sr. Unsec’d. Notes
5.950%	07/07/32	EUR	153	120,664
Republic of Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
8.000%	05/22/32		400	343,000
8.250%	02/28/48		200	155,500
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
5.750%	11/16/32		177	187,583
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
7.300%	04/20/52(a)		523	447,819
Republic of Uzbekistan International Bond (Uzbekistan),
Sr. Unsec’d. Notes, 144A, MTN
3.700%	11/25/30		246	204,303
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A
5.250%	11/25/27		154	147,340
Sr. Unsec’d. Notes, EMTN
2.000%	01/28/32	EUR	197	140,274
Unsec’d. Notes, 144A
2.625%	12/02/40	EUR	150	89,195
2.750%	04/14/41	EUR	131	78,292
Unsec’d. Notes, 144A, MTN
1.750%	07/13/30	EUR	174	129,077
6.000%	05/25/34		140	130,314
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes
5.250%	01/16/50		200	196,050
Sr. Unsec’d. Notes, 144A
5.500%	10/25/32		216	228,744
Sr. Unsec’d. Notes, 144A, MTN
3.250%	11/17/51		258	185,163
Sr. Unsec’d. Notes, EMTN
4.500%	10/26/46		710	625,821
4.625%	10/04/47		800	711,900
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes
6.750%	03/13/48		200	140,475

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	102	$77,884
Sr. Unsec’d. Notes, EMTN
2.050%	09/23/36	EUR	167	100,421
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
6.200%	05/11/27(d)		350	101,019
7.550%	03/28/30(d)		200	58,225
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.250%	04/14/26		300	267,000
5.950%	01/15/31		300	249,000
6.125%	10/24/28		231	205,633
6.375%	10/14/25		267	256,320
6.500%	09/20/33(a)		332	274,896
9.875%	01/15/28		200	207,000
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
0.000%(cc)	08/01/41		443	126,200
7.253%	03/15/35(d)		200	37,288
7.375%	09/25/34(d)		400	74,075
Sr. Unsec’d. Notes, 144A
6.876%	05/21/31(d)		200	37,850
7.253%	03/15/35(d)		466	86,880
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
3.875%	07/02/40	UYU	2,024	51,781
4.975%	04/20/55(a)		431	414,837
5.100%	06/18/50		39	38,454
5.750%	10/28/34		217	235,662
8.250%	05/21/31	UYU	3,027	65,512
8.500%	03/15/28	UYU	2,926	66,868
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes
4.800%	11/19/24		300	292,533
Zambia Government International Bond (Zambia),
Sr. Unsec’d. Notes
8.970%	07/30/27(d)		200	88,000

TOTAL SOVEREIGN BONDS (cost $36,371,972)				29,340,809

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.0%
Federal Home Loan Mortgage Corp.
2.000%	02/01/42		141	118,987
2.000%	02/01/52		28	23,312
2.000%	02/01/52		63	51,804
2.000%	02/01/52		74	60,613
2.000%	03/01/52		407	331,795
2.500%	08/01/40		60	52,810
2.500%	10/01/51		68	58,142
2.500%	12/01/51		116	98,342
2.500%	12/01/51		170	143,837
2.500%	03/01/52		56	47,701
2.500%	04/01/52		475	402,397
2.500%	04/01/52		478	405,459
3.000%	11/01/42		80	72,623
3.000%	11/01/46		184	164,710

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.000%	12/01/46	62	$55,223
3.000%	02/01/50	26	23,358
3.000%	06/01/50	31	27,192
3.000%	01/01/52	96	84,427
3.500%	04/01/32	48	46,310
3.500%	08/01/32	85	82,612
3.500%	07/01/42	19	18,239
3.500%	08/01/46	81	75,544
3.500%	05/01/47	80	74,334
3.500%	05/01/49	7	6,477
3.500%	05/01/52	33	30,535
4.000%	01/01/40	172	165,115
4.500%	08/01/46	39	38,749
4.500%	12/01/52	75	72,185
5.000%	08/01/52	125	123,768
5.000%	12/01/52	150	147,911
5.500%	01/01/53	500	501,342
Federal National Mortgage Assoc.
1.500%	09/01/41	68	55,271
1.500%	02/01/42	24	19,310
2.000%	06/01/37	226	201,405
2.000%	07/01/37	89	79,336
2.000%	08/01/37	500	444,649
2.000%	02/01/42	258	217,546
2.000%	03/01/42	140	118,134
2.000%	04/01/42	233	196,627
2.000%	12/01/50	20	16,743
2.000%	01/01/51	13	11,072
2.000%	02/01/51	22	18,021
2.000%	03/01/52	37	30,760
2.000%	03/01/52	463	377,157
2.000%	03/01/52	1,553	1,265,706
2.500%	08/01/37	57	52,471
2.500%	07/01/40	38	33,233
2.500%	03/01/42	118	102,623
2.500%	04/01/42	171	148,720
2.500%	08/01/46	79	68,278
2.500%	11/01/46	19	16,170
2.500%	02/01/50	11	9,134
2.500%	02/01/50	24	20,204
2.500%	07/01/50	22	19,406
2.500%	07/01/50	36	31,336
2.500%	10/01/50	118	101,689
2.500%	05/01/51	63	53,867
2.500%	05/01/51	224	189,477
2.500%	05/01/51	247	209,185
2.500%	08/01/51	43	37,093
2.500%	10/01/51	22	18,991
2.500%	12/01/51	91	78,043
2.500%	12/01/51	140	119,201
2.500%	01/01/52	117	99,980
2.500%	01/01/52	118	100,810
2.500%	01/01/52	122	102,957
2.500%	02/01/52	195	165,074
2.500%	03/01/52	64	54,263
2.500%	03/01/52	145	124,081
3.000%	11/01/28	5	4,948
3.000%	09/01/32	79	75,035

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.000%	08/01/33	21	$19,755
3.000%	11/01/46	85	76,149
3.000%	06/01/51	37	33,238
3.000%	12/01/51	88	77,864
3.000%	12/01/51	163	143,814
3.000%	01/01/52	93	82,455
3.000%	03/01/52	425	373,144
3.000%	09/01/52	149	131,256
3.000%	10/01/52	75	65,529
3.500%	03/01/42	119	111,502
3.500%	07/01/43	96	89,411
3.500%	03/01/46	3	3,105
3.500%	04/01/46	52	48,049
3.500%	06/01/46	117	109,196
3.500%	12/01/47	26	24,566
3.500%	05/01/49	25	23,876
3.500%	05/01/52	24	22,099
3.500%	05/01/52	175	159,080
3.500%	05/01/52	200	181,429
3.500%	08/01/52	50	45,056
4.000%	06/01/39	194	186,329
4.000%	03/01/45	122	118,413
4.000%	02/01/46	41	38,943
4.000%	04/01/46	42	40,175
4.000%	05/01/52	46	43,067
4.500%	10/01/52	150	144,382
5.000%	11/01/33	35	35,682
5.000%	06/01/40	37	37,438
5.000%	10/01/41	57	58,135
6.000%	12/01/52	150	152,312
Government National Mortgage Assoc.
2.000%	01/20/52	330	276,268
2.500%	08/20/51	65	56,682
2.500%	09/20/51	177	153,889
2.500%	11/20/51	273	236,760
2.500%	04/20/52	275	238,217
3.000%	06/20/46	75	67,792
3.000%	09/20/47	13	11,606
3.000%	11/20/51	135	120,512
3.000%	02/20/52	94	83,714
3.000%	05/20/52	197	175,773
3.000%	06/20/52	51	45,530
3.000%	11/20/52	75	66,691
3.500%	01/15/42	75	70,327
3.500%	04/20/46	33	30,727
3.500%	05/20/46	83	77,824
3.500%	10/20/52	100	91,501
3.500%	11/20/52	224	206,187
4.000%	09/20/52	155	146,453
4.000%	10/20/52	124	117,732
4.500%	04/20/49	33	32,319
4.500%	09/20/52	521	505,782
4.500%	12/20/52	150	145,527
5.000%	06/20/48	20	19,741
5.000%	09/20/52	99	98,449
5.000%	11/20/52	499	494,724
5.500%	TBA	150	150,839

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
6.000%	TBA	50	$50,794

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $16,594,213)			15,141,668

U.S. TREASURY OBLIGATIONS — 2.0%
U.S. Treasury Bonds
1.375%	11/15/40	1,200	780,938
2.500%	02/15/46	1,010	758,131
3.500%	02/15/39	593	557,791
U.S. Treasury Notes
2.250%	03/31/24(k)	2,650	2,570,500
2.500%	03/31/27	2,300	2,158,945
2.750%	08/15/32	484	440,591
3.875%	09/30/29	617	612,565
4.250%	09/30/24	7,000	6,963,633

TOTAL U.S. TREASURY OBLIGATIONS (cost $15,495,198)			14,843,094

TOTAL LONG-TERM INVESTMENTS (cost $653,074,487)			647,415,559

		Shares
SHORT-TERM INVESTMENTS — 19.4%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)		83,770,871	83,770,871
PGIM Institutional Money Market Fund (cost $59,217,572; includes $58,993,149 of cash collateral for securities on loan)(b)(wa)		59,260,919	59,231,288

TOTAL SHORT-TERM INVESTMENTS (cost $142,988,443)			143,002,159

TOTAL INVESTMENTS—106.9% (cost $796,062,930)			790,417,718

Liabilities in excess of other assets(z) — (6.9)%			(50,676,532)

NET ASSETS — 100.0%			$739,741,186

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $29 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $57,473,671; cash collateral of $58,993,149 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
31	2 Year U.S. Treasury Notes	Mar. 2023	$6,357,422	$4,590
44	5 Year U.S. Treasury Notes	Mar. 2023	4,748,906	(4,967)
13	10 Year U.S. Treasury Notes	Mar. 2023	1,459,859	(9,866)
50	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	6,715,625	(127,869)
316	Mini MSCI EAFE Index	Mar. 2023	30,800,520	(725,391)
236	S&P 500 E-Mini Index	Mar. 2023	45,559,800	(1,613,794)

				(2,477,297)

Short Positions:
6	10 Year Euro-Bund	Mar. 2023	853,770	53,680

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
15	10 Year U.S. Ultra Treasury Notes	Mar. 2023	$1,774,219	$21,555

				75,235

				$(2,402,062)

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 02/02/23	GSI	BRL	267	$51,867	$50,191	$—	$(1,676)
Expiring 02/02/23	JPM	BRL	169	32,372	31,777	—	(595)
Chilean Peso,
Expiring 03/06/23	BARC	CLP	99,922	110,576	116,804	6,228	—
Expiring 03/06/23	BARC	CLP	8,962	9,909	10,477	568	—
Expiring 03/06/23	CITI	CLP	51,622	53,576	60,343	6,767	—
Chinese Renminbi,
Expiring 01/20/23	CITI	CNH	559	80,517	80,966	449	—
Expiring 01/20/23	MSI	CNH	277	39,895	40,120	225	—
Euro,
Expiring 01/20/23	CITI	EUR	66	67,114	71,021	3,907	—
Expiring 01/20/23	HSBC	EUR	93	93,581	99,629	6,048	—
Expiring 01/20/23	HSBC	EUR	57	56,189	61,012	4,823	—
Expiring 01/20/23	JPM	EUR	101	100,272	108,268	7,996	—
Expiring 01/20/23	JPM	EUR	93	94,405	99,740	5,335	—
Expiring 01/20/23	MSI	EUR	85	87,408	90,633	3,225	—
Malaysian Ringgit,
Expiring 02/16/23	BARC	MYR	513	112,460	117,549	5,089	—
Expiring 02/16/23	BARC	MYR	350	80,460	80,165	—	(295)
Expiring 02/16/23	BARC	MYR	344	75,293	78,898	3,605	—
Expiring 02/16/23	BARC	MYR	255	58,206	58,419	213	—
Expiring 02/16/23	BARC	MYR	243	55,195	55,783	588	—
Mexican Peso,
Expiring 01/20/23	HSBC	MXN	2,387	117,260	121,996	4,736	—
Expiring 01/20/23	MSI	MXN	1,585	79,804	81,020	1,216	—
Philippine Peso,
Expiring 03/09/23	BARC	PHP	4,446	80,160	79,678	—	(482)
Expiring 03/09/23	GSI	PHP	2,214	39,723	39,680	—	(43)
South African Rand,
Expiring 01/20/23	JPM	ZAR	1,940	112,460	113,957	1,497	—
Expiring 01/20/23	JPM	ZAR	1,925	110,925	113,098	2,173	—
Thai Baht,
Expiring 03/07/23	JPM	THB	5,544	160,240	161,119	879	—
Expiring 03/07/23	JPM	THB	2,380	69,576	69,167	—	(409)

				$2,029,443	$2,091,510	65,567	(3,500)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 02/02/23	GSI	BRL	204	$36,716	$38,334	$—	$(1,618)

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 02/02/23	JPM	BRL	622	$114,962	$116,955	$—	$(1,993)
Euro,
Expiring 01/20/23	CITI	EUR	71	74,423	76,421	—	(1,998)
Expiring 01/20/23	SSB	EUR	3,092	3,046,728	3,315,184	—	(268,456)
Malaysian Ringgit,
Expiring 02/16/23	BARC	MYR	513	112,408	117,649	—	(5,241)
Expiring 02/16/23	BARC	MYR	344	75,247	78,798	—	(3,551)
South African Rand,
Expiring 01/20/23	JPM	ZAR	1,343	75,624	78,866	—	(3,242)
Expiring 01/23/23	JPM	ZAR	2,523	142,138	148,147	—	(6,009)

				$3,678,246	$3,970,354	—	(292,108)

						$65,567	$(295,608)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
BOA	$—	$485,970
GS	—	8,289,618

Total	$—	$8,775,588

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles.	$—	$297,672	$—
Collateralized Debt Obligations.	—	4,370,294	—
Collateralized Loan Obligations	—	3,586,848	—
Other.	—	201,117	—
Small Business Loan	—	56,363	—
Commercial Mortgage-Backed Securities	—	4,837,288	—
Corporate Bonds.	—	59,233,638	—
Municipal Bonds	—	592,076	—
Residential Mortgage-Backed Securities.	—	126,821	—
Sovereign Bonds	—	29,340,809	—
U.S. Government Agency Obligations	—	15,141,668	—
U.S. Treasury Obligations	—	14,843,094	—
Common Stocks	383,844,544	126,647,669	29
Exchange-Traded Fund	3,382,932	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Preferred Stocks	$65,820	$839,724	$—
Warrants	7,153	—	—
Short-Term Investments
Affiliated Mutual Funds	143,002,159	—	—

Total	$530,302,608	$260,115,081	$29

Other Financial Instruments*
Assets
Futures Contracts	$79,825	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	65,567	—

Total	$79,825	$65,567	$ —

Liabilities
Futures Contracts	$(2,481,887)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(295,608)	—

Total	$(2,481,887)	$(295,608)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Funds (8.0% represents investments purchased with collateral from securities on loan)	19.4%
Equity Real Estate Investment Trusts (REITs)	5.0
Banks	4.5
Software	4.3
Sovereign Bonds	4.0
Insurance	3.4
Capital Markets	3.3
Chemicals	2.8
IT Services	2.7
Oil, Gas & Consumable Fuels	2.7
Life Sciences Tools & Services	2.5
Pharmaceuticals	2.4
Semiconductors & Semiconductor Equipment	2.3
U.S. Government Agency Obligations	2.0
Health Care Equipment & Supplies	2.0
U.S. Treasury Obligations	2.0
Professional Services	1.9
Machinery	1.6
Electrical Equipment	1.5
Hotels, Restaurants & Leisure	1.4
Interactive Media & Services	1.4
Specialty Retail	1.4
Health Care Providers & Services	1.3
Oil & Gas	1.2
Electric Utilities	1.2
Real Estate Management & Development	1.2
Aerospace & Defense	1.2
Textiles, Apparel & Luxury Goods	1.1
Food Products	1.1
Beverages	1.0

Electric	1.0%
Building Products	1.0
Technology Hardware, Storage & Peripherals	1.0
Internet & Direct Marketing Retail	1.0
Electronic Equipment, Instruments & Components	0.8
Road & Rail	0.8
Diversified Financial Services	0.8
Entertainment	0.7
Biotechnology	0.7
Household Products	0.7
Commercial Services & Supplies	0.7
Commercial Mortgage-Backed Securities	0.7
Media	0.7
Multi-Utilities	0.6
Collateralized Debt Obligations	0.6
Industrial Conglomerates	0.6
Construction Materials	0.5
Pipelines	0.5
Containers & Packaging	0.5
Metals & Mining	0.5
Collateralized Loan Obligations	0.5
Exchange-Traded Fund	0.5
Multiline Retail	0.4
Distributors	0.4
Auto Components	0.4
Consumer Finance	0.3
Telecommunications	0.3
Personal Products	0.3
Energy Equipment & Services	0.3
Tobacco	0.3
Diversified Telecommunication Services	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Wireless Telecommunication Services	0.3%
Food & Staples Retailing	0.3
Household Durables	0.3
Foods	0.3
Gas Utilities	0.2
Diversified Consumer Services	0.2
Leisure Products	0.2
Transportation	0.2
Mining	0.2
Internet	0.2
Energy-Alternate Sources	0.2
Healthcare-Services	0.2
Airlines	0.1
Gas	0.1
Automobiles	0.1
Agriculture	0.1
Commercial Services	0.1
Building Materials	0.1
Independent Power & Renewable Electricity Producers	0.1
Health Care Technology	0.1
Communications Equipment	0.1
Real Estate Investment Trusts (REITs)	0.1
Investment Companies	0.1
Packaging & Containers	0.1
Trading Companies & Distributors	0.1
Municipal Bonds	0.1

Healthcare-Products	0.1%
Semiconductors	0.1
Retail	0.1
Machinery-Diversified	0.1
Engineering & Construction	0.1
Construction & Engineering	0.0	*
Water	0.0	*
Computers	0.0	*
Lodging	0.0	*
Electronics	0.0	*
Cosmetics/Personal Care	0.0	*
Other	0.0	*
Real Estate	0.0	*
Trucking & Leasing	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Residential Mortgage-Backed Securities	0.0	*
Auto Manufacturers	0.0	*
Machinery-Construction & Mining	0.0	*
Small Business Loan	0.0	*
Paper & Forest Products	0.0	*

	106.9
Liabilities in excess of other assets	(6.9)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—		Due from/to broker-variation margin futures	$2,339,185	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	65,567		Unrealized depreciation on OTC forward foreign currency exchange contracts	295,608
Interest rate contracts	Due from/to broker-variation margin futures	79,825	*	Due from/to broker-variation margin futures	142,702	*

		$145,392			$2,777,495

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Forward Currency Exchange Contracts
Equity contracts	$—	$(17,610,430)	$—
Foreign exchange contracts	(8,078)	—	1,168,019
Interest rate contracts	—	(2,720,018)	—

Total	$(8,078)	$(20,330,448)	$1,168,019

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts
Equity contracts	$(4,348,418)	$—
Foreign exchange contracts	—	(495,889)
Interest rate contracts	(125,833)	—

Total	$(4,474,251)	$(495,889)

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased	$ 1,616
Futures Contracts - Long Positions (1)	111,385,325
Futures Contracts - Short Positions (1)	5,756,255
Forward Foreign Currency Exchange Contracts - Purchased (2)	5,430,029
Forward Foreign Currency Exchange Contracts - Sold (2)	11,382,185

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$57,473,671	$(57,473,671)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$16,291	$(9,569)	$6,722	$—	$6,722
CITI	11,123	(1,998)	9,125	—	9,125
GSI	—	(3,337)	(3,337)	—	(3,337)
HSBC	15,607	—	15,607	—	15,607

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
JPM	$17,880	$(12,248)	$5,632	$—	$5,632
MSI	4,666	—	4,666	—	4,666
SSB	—	(268,456)	(268,456)	—	(268,456)

	$65,567	$(295,608)	$(230,041)	$—	$(230,041)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $57,473,671:
Unaffiliated investments (cost $653,074,487)	$647,415,559
Affiliated investments (cost $142,988,443)	143,002,159
Cash	48,641
Foreign currency, at value (cost $38,472)	38,522
Receivable for investments sold	7,065,686
Dividends and interest receivable	2,519,795
Tax reclaim receivable	711,069
Receivable for Portfolio shares sold	77,872
Unrealized appreciation on OTC forward foreign currency exchange contracts	65,567
Receivable from affiliate	2,432
Prepaid expenses and other assets	35,310

Total Assets	800,982,612

LIABILITIES
Payable to broker for collateral for securities on loan	58,993,149
Payable for investments purchased	541,681
Due to broker-variation margin futures	472,130
Accrued expenses and other liabilities	400,548
Unrealized depreciation on OTC forward foreign currency exchange contracts	295,608
Management fee payable	229,486
Payable to affiliate	141,119
Payable for Portfolio shares purchased	100,908
Foreign capital gains tax liability accrued	40,083
Distribution fee payable	25,457
Trustees’ fees payable	720
Affiliated transfer agent fee payable	537

Total Liabilities	61,241,426

NET ASSETS	$739,741,186

Net assets were comprised of:
Partners’ Equity	$739,741,186

Net asset value and redemption price per share, $739,741,186 / 40,985,412 outstanding shares of beneficial interest	$18.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $539,627 foreign withholding tax, of which $53,282 is reimbursable by an affiliate)	$11,298,652
Interest income (net of $3,127 foreign withholding tax)	7,694,807
Affiliated dividend income	1,909,739
Income from securities lending, net (including affiliated income of $87,595)	115,734

Total income	21,018,932

EXPENSES
Management fee	6,191,096
Distribution fee	2,312,680
Custodian and accounting fees	311,549
Audit fee	47,100
Legal fees and expenses	33,958
Trustees’ fees.	22,900
Shareholders’ reports	14,803
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Miscellaneous	68,016

Total expenses	9,010,028
Less: Fee waiver and/or expense reimbursement	(41,628)

Net expenses	8,968,400

NET INVESTMENT INCOME (LOSS)	12,050,532

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $9,791) (net of foreign capital gains taxes $128,265)	32,484,226
Futures transactions	(20,330,448)
Forward currency contract transactions	1,168,019
Foreign currency transactions	(721,937)

12,599,860

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $14,778) (net of change in foreign capital gains taxes $121,387)	(253,344,965)
Futures	(4,474,251)
Forward currency contracts	(495,889)
Foreign currencies.	65,594

(258,249,511)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(245,649,651)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(233,599,119)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$12,050,532	$8,497,130
Net realized gain (loss) on investment and foreign currency transactions	12,599,860	117,429,377
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(258,249,511)	41,893,810

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(233,599,119)	167,820,317

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [16,506,818 and 1,492,942 shares, respectively]	298,042,233	30,779,429
Portfolio shares purchased [32,355,571 and 5,566,168 shares, respectively]	(573,804,105)	(115,167,816)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS .	(275,761,872)	(84,388,387)

TOTAL INCREASE (DECREASE)	(509,360,991)	83,431,930
NET ASSETS:
Beginning of year	1,249,102,177	1,165,670,247

End of year	$739,741,186	$1,249,102,177

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$21.98	$19.14	$17.42	$14.19		$15.47

Income (Loss) From Investment Operations:
Net investment income (loss)	0.25	0.14	0.14	0.24		0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.18)	2.70	1.58	2.99		(1.50)

Total from investment operations	(3.93)	2.84	1.72	3.23		(1.28)

Capital Contributions	—	—	—	—	(b)(c)(d)	—	(c)(d)

Net Asset Value, end of year	$18.05	$21.98	$19.14	$17.42		$14.19

Total Return(e)	(17.88)%	14.84%	9.87%	22.76	%(f)	(8.27	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$740	$1,249	$1,166	$985		$697
Average net assets (in millions)	$925	$1,222	$950	$859		$854
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.97%	0.94%	0.97%	0.97%		0.96%
Expenses before waivers and/or expense reimbursement	0.97%	0.94%	0.98%	0.98%		0.97%
Net investment income (loss)	1.30%	0.70%	0.86%	1.52%		1.45%
Portfolio turnover rate(h)	59%	55%	96%	123%		54%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST MULTI-SECTOR FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

LONG-TERM INVESTMENTS — 97.8%
ASSET-BACKED SECURITIES — 0.8%
Collateralized Loan Obligations
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1R, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.427%(c)	01/19/35	40,000	$38,882,560
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2019-18A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.249%(c)	10/15/34	42,500	41,159,184
Madison Park Funding Ltd. (Cayman Islands),
Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
4.829%(c)	04/15/29	19,139	18,895,196

TOTAL ASSET-BACKED SECURITIES (cost $101,539,398)			98,936,940

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.9%
BANK,
Series 2018-BN15, Class A3
4.138%	11/15/61	13,000	12,333,135
Benchmark Mortgage Trust,
Series 2018-B07, Class A3
4.241%	05/15/53	13,000	12,274,967
CD Mortgage Trust,
Series 2018-CD07, Class A3
4.013%	08/15/51	25,000	23,413,715
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47	2,227	2,171,999
Series 2014-GC23, Class A3
3.356%	07/10/47	11,062	10,665,930
Series 2015-GC29, Class A3
2.935%	04/10/48	14,081	13,308,956
Series 2015-GC31, Class A3
3.497%	06/10/48	13,585	12,935,309
Series 2015-GC33, Class A3
3.515%	09/10/58	18,636	17,728,275
Series 2016-C01, Class A3
2.944%	05/10/49	20,000	18,501,946
Series 2016-C02, Class A3
2.575%	08/10/49	17,500	15,859,118
Series 2016-P04, Class A3
2.646%	07/10/49	35,000	32,020,380
Series 2016-P06, Class A4
3.458%	12/10/49	4,877	4,567,579
Series 2017-P07, Class A3
3.442%	04/14/50	18,606	17,321,415
Series 2018-C06, Class A3
4.145%	11/10/51	16,375	15,391,062
Commercial Mortgage Trust,
Series 2014-CR15, Class A3
3.796%	02/10/47	6,442	6,433,866
Series 2014-CR18, Class A4
3.550%	07/15/47	8,303	8,039,156
Series 2014-UBS04, Class A4
3.420%	08/10/47	10,000	9,670,259
Series 2014-UBS06, Class A4
3.378%	12/10/47	1,656	1,586,668

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-CR22, Class A4
3.048%	03/10/48	15,000	$14,223,151
Series 2015-CR26, Class A3
3.359%	10/10/48	14,603	13,713,812
Series 2015-DC01, Class A4
3.078%	02/10/48	10,000	9,614,297
Series 2015-LC21, Class A3
3.445%	07/10/48	14,476	13,718,163
Series 2015-PC01, Class A4
3.620%	07/10/50	5,731	5,532,447
Series 2016-COR01, Class A3
2.826%	10/10/49	24,738	22,841,955
Series 2016-DC02, Class A4
3.497%	02/10/49	10,536	9,983,327
Series 2017-COR02, Class A2
3.239%	09/10/50	38,294	35,024,187
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class A3
3.447%	08/15/48	17,117	16,297,960
Series 2015-C04, Class A3
3.544%	11/15/48	29,293	27,821,887
Series 2018-CX11, Class A4
3.766%	04/15/51	15,000	13,959,168
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C01, Class A3A
3.015%	05/10/49	8,811	8,203,961
Series 2016-C03, Class A4
2.632%	08/10/49	15,000	13,683,990
Series 2017-C06, Class A3
3.269%	06/10/50	34,268	33,055,848
GS Mortgage Securities Trust,
Series 2014-GC22, Class A4
3.587%	06/10/47	3,000	2,935,153
Series 2016-GS02, Class A3
2.791%	05/10/49	19,494	17,977,777
Series 2016-GS03, Class A3
2.592%	10/10/49	23,219	21,082,154
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class A3
3.928%	01/15/47	2,274	2,230,550
Series 2014-C22, Class A3A1
3.538%	09/15/47	11,315	10,897,157
Series 2015-C30, Class A4
3.551%	07/15/48	12,280	11,719,205
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR04, Class A4
3.758%	03/10/52	50,750	46,583,821
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3
2.559%	08/15/49	15,675	14,326,660
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C27, Class A3
3.473%	12/15/47	21,123	20,203,004
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class A3
2.531%	08/15/49	9,765	8,778,346

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A4
3.212%	11/15/50	10,000	$9,212,040
Series 2018-C12, Class A4 (original cost $25,249,863; purchased 08/03/18)(f)
4.030%	08/15/51	25,000	23,352,247
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50	9,687	9,430,641
Series 2015-C29, Class A3
3.368%	06/15/48	8,777	8,363,169
Series 2015-LC20, Class A4
2.925%	04/15/50	15,000	14,222,583
Series 2016-C35, Class A3
2.674%	07/15/48	24,188	22,122,359
Series 2016-LC24, Class A3
2.684%	10/15/49	30,998	28,273,749
Series 2016-NXS06, Class A3
2.642%	11/15/49	20,000	18,384,816
Series 2017-C42, Class A3
3.330%	12/15/50	15,000	13,661,893
Series 2019-C49, Class A4
3.760%	03/15/52	28,500	26,249,894
Series 2019-C51, Class A3
3.055%	06/15/52	35,000	30,899,834

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $900,415,510)			832,804,940

CORPORATE BONDS — 87.5%
Aerospace & Defense — 1.7%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.600%	05/01/34(a)	15,951	12,728,662
3.625%	03/01/48	1,000	664,645
3.900%	05/01/49	17,990	12,680,818
3.950%	08/01/59	8,125	5,453,937
4.508%	05/01/23	12,677	12,635,413
5.805%	05/01/50	71,244	66,285,448
5.930%	05/01/60(a)	42,730	39,237,766
7.875%	04/15/43	13,929	15,455,440
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/23	5,675	5,627,423
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.800%	03/01/45	3,218	2,637,133
5.700%	11/15/54(a)	11,875	12,593,286
5.900%	11/15/63	7,625	8,235,892
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
4.750%	06/01/43	500	462,196
Northrop Grumman Systems Corp.,
Gtd. Notes
7.875%	03/01/26	2,000	2,159,676

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
3.750%	11/01/46	3,050	$2,374,969
4.150%	05/15/45(a)	1,150	958,907
4.875%	10/15/40	1,320	1,231,942

			201,423,553

Agriculture — 0.7%
Altria Group, Inc.,
Gtd. Notes
3.400%	02/04/41	4,220	2,800,252
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27(a)	15,138	13,784,461
4.390%	08/15/37	39,700	30,872,908
4.700%	04/02/27(a)	5,130	4,927,296
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.500%	02/11/23	15,483	15,438,490
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.750%	11/17/32	6,625	6,776,269
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
5.700%	08/15/35	2,240	2,026,551
5.850%	08/15/45	6,490	5,540,574
7.000%	08/04/41	3,275	3,213,650
8.125%	05/01/40	650	701,156

			86,081,607

Airlines — 0.5%
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27	2,575	2,232,711
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28	7,613	6,346,933
American Airlines 2015-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.600%	03/22/29	2,928	2,625,936
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29	3,850	3,437,075
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.750%	10/28/29(a)	16,034	13,488,091
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25	2,070	2,018,810
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27(a)	7,520	7,434,388
U.S. Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27	133	120,940

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	10/11/27		1,012	$940,100
United Airlines 2014-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.750%	03/03/28(a)		3,344	3,076,630
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30(a)		16,921	14,387,148
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	04/15/29		4,175	3,643,579

				59,752,341

Auto Manufacturers — 1.4%
Ford Holdings LLC,
Gtd. Notes
9.300%	03/01/30		968	1,094,416
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32		5,650	4,251,321
4.750%	01/15/43		6,670	4,825,668
7.750%	06/15/43		1,510	1,499,842
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.271%	01/09/27(a)		1,775	1,609,316
4.687%	06/09/25		34,740	33,172,756
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35(a)		3,785	3,257,397
5.150%	04/01/38		3,890	3,368,801
5.200%	04/01/45		22,128	18,092,984
5.400%	04/01/48		4,065	3,343,826
6.250%	10/02/43		45,675	42,323,442
6.600%	04/01/36		13,335	13,077,495
General Motors Financial Co., Inc.,
Gtd. Notes
3.950%	04/13/24(a)		3,525	3,455,581
4.000%	01/15/25(a)		372	361,165
4.000%	10/06/26		6,525	6,148,319
4.300%	07/13/25(a)		440	426,863
4.350%	01/17/27		4,835	4,600,473
5.250%	03/01/26(a)		11,130	10,960,585
Volkswagen International Finance NV (Germany),
Gtd. Notes, Series 10Y
1.875%	03/30/27	EUR	15,000	14,416,948

				170,287,198

Banks — 10.3%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.800%	02/23/28		4,400	3,983,796
5.294%	08/18/27		8,200	7,996,529
Bank of America Corp.,
Jr. Sub. Notes, Series AA
6.100%(ff)	03/17/25(oo)		6,300	6,116,200

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Jr. Sub. Notes, Series FF
5.875%(ff)	03/15/28(a)(oo)	3,315	$2,932,690
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(a)(oo)	22,000	20,505,430
Sr. Unsec’d. Notes
2.972%(ff)	07/21/52	5,000	3,154,733
3.311%(ff)	04/22/42	12,500	9,191,740
3.419%(ff)	12/20/28(a)	22,418	20,333,835
Sr. Unsec’d. Notes, MTN
2.676%(ff)	06/19/41	54,760	36,997,163
2.884%(ff)	10/22/30	11,865	9,966,680
3.194%(ff)	07/23/30	5,180	4,458,112
3.824%(ff)	01/20/28	67,232	62,764,461
4.083%(ff)	03/20/51	38,060	30,060,104
4.271%(ff)	07/23/29	3,600	3,362,618
4.330%(ff)	03/15/50	10,295	8,467,643
5.000%	01/21/44(a)	16,835	15,461,681
Sub. Notes
6.110%	01/29/37	1,000	1,018,065
Sub. Notes, MTN
4.450%	03/03/26	33,340	32,664,360
Sub. Notes, Series L, MTN
3.950%	04/21/25(a)	10,185	9,922,049
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F
4.625%(ff)	09/20/26(oo)	11,245	9,590,301
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	6,505	6,243,681
4.375%	01/12/26(a)	10,555	10,219,923
5.304%(ff)	08/09/26	22,700	22,520,028
Sub. Notes
4.836%	05/09/28	1,300	1,196,819
5.088%(ff)	06/20/30	12,000	11,043,720
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.675%(ff)	06/30/27	10,595	9,230,602
2.591%(ff)	01/20/28	9,410	8,280,919
2.871%(ff)	04/19/32	10,000	7,831,259
3.132%(ff)	01/20/33(a)	20,330	15,981,092
4.400%	08/14/28	11,780	11,105,771
Sr. Unsec’d. Notes, 144A, MTN
3.052%(ff)	01/13/31	12,605	10,350,394
BPCE SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.250%	01/11/28(a)	4,000	3,593,000
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)	3,750	3,205,451
Jr. Sub. Notes, Series U
5.000%(ff)	09/12/24(a)(oo)	35,500	31,666,366
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	19,970	16,628,834
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32	24,735	19,531,261
2.904%(ff)	11/03/42	5,420	3,770,783
3.668%(ff)	07/24/28	34,800	31,961,352

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.700%	01/12/26(a)	1,800	$1,731,934
3.887%(ff)	01/10/28(a)	385	359,830
5.875%	01/30/42	4,115	4,149,095
6.875%	02/15/98	2,825	2,914,578
8.125%	07/15/39	2,000	2,458,354
Sub. Notes
4.400%	06/10/25(a)	5,400	5,300,528
4.450%	09/29/27	12,905	12,326,677
4.600%	03/09/26	425	418,198
4.750%	05/18/46	1,045	864,487
5.875%	02/22/33(a)	2,300	2,280,370
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24	1,000	935,416
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.750%	03/26/25(a)	1,665	1,500,586
3.800%	06/09/23	16,907	16,563,107
Sr. Unsec’d. Notes, 144A
3.869%(ff)	01/12/29	12,455	9,989,468
4.207%(ff)	06/12/24	4,560	4,453,990
4.282%	01/09/28	7,135	5,889,962
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
3.244%(ff)	12/20/25	4,815	4,520,659
5.375%	01/12/24	11,281	11,222,163
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.311%(ff)	11/16/27	4,260	3,610,497
2.552%(ff)	01/07/28	1,022	869,527
3.950%	02/27/23	1,500	1,494,855
Sub. Notes
3.729%(ff)	01/14/32	11,800	8,650,298
3.742%(ff)	01/07/33	8,930	6,352,651
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26(a)	2,205	2,030,993
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series O
5.300%(ff)	11/10/26(a)(oo)	2,250	2,147,144
Sr. Unsec’d. Notes
3.210%(ff)	04/22/42	2,975	2,141,354
3.500%	11/16/26(a)	9,640	9,056,019
3.750%	02/25/26(a)	1,500	1,445,598
3.850%	01/26/27	42,400	40,370,834
Sub. Notes
5.150%	05/22/45	8,275	7,484,174
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.645%(ff)	04/18/26	5,260	4,749,140
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.950%	03/29/27	6,800	6,429,015
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, Series XR, 144A
4.000%	09/23/29	15,500	13,233,726

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes, 144A
4.950%(ff)	06/01/42	4,505	$2,891,399
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series CC, 3 Month LIBOR + 2.580%
7.020%(c)	02/01/23(a)(oo)	4,400	4,327,262
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)	32,730	30,080,015
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(a)(oo)	15,730	13,967,092
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(a)(oo)	26,715	22,812,304
Sr. Unsec’d. Notes
2.525%(ff)	11/19/41	34,035	22,335,490
2.739%(ff)	10/15/30	1,630	1,368,827
3.328%(ff)	04/22/52	30,890	21,278,730
3.782%(ff)	02/01/28	5,000	4,676,776
3.882%(ff)	07/24/38	42,267	35,099,060
3.897%(ff)	01/23/49	3,000	2,311,982
3.964%(ff)	11/15/48	57,900	45,327,945
4.005%(ff)	04/23/29	11,035	10,221,981
4.032%(ff)	07/24/48(a)	3,525	2,797,922
4.260%(ff)	02/22/48	31,042	25,497,411
4.452%(ff)	12/05/29	1,500	1,410,150
5.600%	07/15/41	1,100	1,102,360
Sub. Notes
4.125%	12/15/26(a)	9,450	9,138,430
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/11/27	10,000	9,286,412
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.309%(ff)	07/20/32	9,795	7,536,340
Morgan Stanley,
Sr. Unsec’d. Notes
3.217%(ff)	04/22/42	4,550	3,361,516
3.625%	01/20/27	2,600	2,454,456
4.375%	01/22/47	3,800	3,239,531
4.457%(ff)	04/22/39	8,035	7,055,859
Sr. Unsec’d. Notes, GMTN
3.875%	01/27/26(a)	589	570,404
4.431%(ff)	01/23/30	27,100	25,299,862
5.597%(ff)	03/24/51	33,500	33,458,847
Sr. Unsec’d. Notes, MTN
1.928%(ff)	04/28/32	12,595	9,516,040
3.971%(ff)	07/22/38(a)	17,130	14,383,686
6.375%	07/24/42(a)	20,875	22,742,165
Sub. Notes, MTN
4.100%	05/22/23	60	59,784
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.445%(ff)	05/08/30	10,490	9,518,246
4.892%(ff)	05/18/29	1,895	1,782,837
5.076%(ff)	01/27/30(a)	8,105	7,624,645
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.796%(ff)	11/15/24	450	442,552

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Societe Generale SA (France),
Gtd. Notes, 144A
3.625%	03/01/41	16,230	$10,481,360
Sr. Unsec’d. Notes, 144A
2.226%(ff)	01/21/26	10,136	9,324,342
Sr. Unsec’d. Notes, 144A, MTN
2.625%	01/22/25	9,864	9,242,435
State Street Corp.,
Jr. Sub. Notes, Series F, 3 Month LIBOR + 3.597%
8.366%(c)	03/15/23(oo)	1,668	1,669,638
Truist Financial Corp.,
Jr. Sub. Notes, Series N
4.800%(ff)	09/01/24(oo)	18,520	16,703,244
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.126%(ff)	08/13/30	15,000	12,720,150
4.125%	09/24/25	3,999	3,900,799
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
4.611%(ff)	04/25/53(a)	10,000	8,503,435
5.013%(ff)	04/04/51	5,200	4,625,497
Sub. Notes, GMTN
4.900%	11/17/45	8,905	7,699,208
Sub. Notes, MTN
4.650%	11/04/44(a)	3,135	2,645,883
4.750%	12/07/46	13,680	11,461,291

			1,235,210,272

Beverages — 2.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36	36,270	34,194,363
4.900%	02/01/46	93,673	85,720,086
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.375%	04/15/38(a)	32,950	29,623,627
4.439%	10/06/48(a)	15,865	13,579,033
4.600%	04/15/48	3,808	3,352,043
5.450%	01/23/39	6,345	6,326,741
5.550%	01/23/49(a)	63,944	63,729,062
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A
4.450%	05/15/25	21,850	21,197,229
Constellation Brands, Inc.,
Gtd. Notes
5.250%	11/15/48	22,929	21,589,276
Keurig Dr. Pepper, Inc.,
Gtd. Notes
4.500%	11/15/45	17,400	14,778,964

			294,090,424

Biotechnology — 0.8%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.600%	08/19/26	800	739,410
2.770%	09/01/53	5,170	3,123,088

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Biotechnology (cont’d.)
2.800%	08/15/41	11,000	$7,635,279
3.000%	01/15/52	8,827	5,673,582
3.625%	05/22/24	4,830	4,740,930
4.400%	05/01/45(a)	18,243	15,240,112
4.663%	06/15/51	17,165	14,853,471
5.150%	11/15/41	6,183	5,756,905
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.500%	02/01/25(a)	1,177	1,140,195
3.650%	03/01/26	12,295	11,868,089
4.500%	02/01/45	4,586	4,021,992
4.750%	03/01/46(a)	6,095	5,510,624
4.800%	04/01/44(a)	11,250	10,377,736

			90,681,413

Building Materials — 0.9%
Fortune Brands Innovations, Inc.,
Sr. Unsec’d. Notes
4.000%	06/15/25(a)	6,850	6,660,070
Johnson Controls International PLC,
Sr. Unsec’d. Notes
4.625%	07/02/44	5,204	4,360,432
Macmillan Bloedel Pembroke LP (Canada),
Sr. Unsec’d. Notes
7.700%	02/15/26	1,500	1,579,382
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24	1,125	1,110,345
4.250%	12/15/47	3,150	2,548,387
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29(a)	2,700	2,447,003
4.200%	12/01/24(a)	4,868	4,795,474
4.300%	07/15/47(a)	23,744	18,475,802
4.400%	01/30/48	16,375	12,758,422
7.000%	12/01/36	14,958	15,954,838
Vulcan Materials Co.,
Sr. Unsec’d. Notes
3.500%	06/01/30	3,878	3,418,471
4.500%	06/15/47	32,910	27,505,701
4.700%	03/01/48(a)	2,117	1,818,796

			103,433,123

Chemicals — 2.9%
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43	21,248	18,134,866
5.150%	03/15/34(a)	20,126	19,019,288
5.375%	03/15/44	24,200	21,712,912
Gtd. Notes, 144A
4.500%	12/01/26	20,768	20,138,600
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.250%	10/01/34	13,869	12,464,325
4.375%	11/15/42(a)	6,781	5,606,567
4.800%	05/15/49	3,720	3,156,287
5.250%	11/15/41	401	375,410

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
5.550%	11/30/48	25,623	$24,018,207
6.900%	05/15/53	19,016	20,743,969
7.375%	11/01/29	7,959	8,846,753
9.400%	05/15/39(a)	351	463,301
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
5.319%	11/15/38(a)	1,168	1,131,843
Eastman Chemical Co.,
Sr. Unsec’d. Notes
3.800%	03/15/25	6,847	6,643,170
4.650%	10/15/44	2,030	1,681,227
4.800%	09/01/42	4,057	3,443,700
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.750%	08/18/55	333	200,606
Huntsman International LLC,
Sr. Unsec’d. Notes
2.950%	06/15/31	24,321	18,878,818
4.500%	05/01/29(a)	21,700	19,498,746
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44	2,447	2,030,938
5.250%	07/15/43(a)	21,058	18,587,417
LYB International Finance III LLC,
Gtd. Notes
2.250%	10/01/30(a)	12,275	9,752,398
3.375%	10/01/40	18,764	13,326,502
3.625%	04/01/51	20,905	14,011,301
3.800%	10/01/60	3,893	2,531,987
4.200%	10/15/49	1,523	1,139,104
4.200%	05/01/50	42,950	31,857,267
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24	4,273	4,281,178
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.625%	11/15/43	10,056	9,398,303
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.125%	03/15/35	7,241	6,262,172
4.200%	04/01/29	735	691,152
4.900%	06/01/43	1,200	1,064,616
5.000%	04/01/49	2,779	2,518,014
5.250%	01/15/45	4,832	4,439,614
5.625%	12/01/40	1,075	1,042,054
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
5.500%	01/15/48	2,445	1,992,369
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.750%	10/01/96	500	568,345
Westlake Corp.,
Sr. Unsec’d. Notes
3.375%	08/15/61	3,909	2,307,253

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A
4.750%	06/01/28	19,450	$17,927,065

			351,887,644

Commercial Services — 1.3%
California Institute of Technology,
Sr. Unsec’d. Notes
3.650%	09/01/2119	3,235	2,067,047
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	12/01/26(a)	4,800	4,452,063
4.200%	11/01/46	32,800	25,565,836
4.500%	02/15/45(a)	8,460	6,925,989
5.625%	03/15/42	1,000	943,803
6.700%	06/01/34	1,000	1,052,465
7.000%	10/15/37	3,623	3,947,427
Experian Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.750%	03/08/30	4,050	3,344,506
Georgetown University (The),
Unsec’d. Notes, Series A
5.215%	10/01/2118	2,980	2,608,495
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25	1,050	988,684
3.750%	06/01/23	3,425	3,397,556
4.000%	06/01/23(a)	6,920	6,877,428
Leland Stanford Junior University (The),
Unsec’d. Notes
3.647%	05/01/48	12,125	10,070,562
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116	370	268,147
4.678%	07/01/2114	12,715	11,046,599
5.600%	07/01/2111	160	167,092
Northwestern University,
Unsec’d. Notes
4.643%	12/01/44(a)	2,800	2,671,375
Unsec’d. Notes, Series 2017
3.662%	12/01/57	17,262	13,370,847
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.850%	10/01/29	9,200	8,010,849
President & Fellows of Harvard College,
Sr. Unsec’d. Notes
4.875%	10/15/40	429	424,381
Unsec’d. Notes
5.625%	10/01/38	17,500	18,667,764
Trustees of Boston College,
Unsec’d. Notes
3.129%	07/01/52	3,007	2,112,212
Trustees of Boston University,
Sec’d. Notes, Series CC
4.061%	10/01/48	4,345	3,585,039

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Trustees of Princeton University (The),
Unsec’d. Notes
5.700%	03/01/39(a)	3,000	$3,239,757
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes
4.674%	09/01/2112	6,976	5,894,444
University of Notre Dame du Lac,
Unsec’d. Notes, Series 2017
3.394%	02/15/48	6,475	4,979,701
Washington University (The),
Sr. Unsec’d. Notes
4.349%	04/15/2122(a)	3,000	2,362,300
Sr. Unsec’d. Notes, Series 2022
3.524%	04/15/54	6,100	4,867,717
William Marsh Rice University,
Unsec’d. Notes
3.774%	05/15/55	3,500	2,812,746

			156,722,831

Computers — 1.2%
Apple, Inc.,
Sr. Unsec’d. Notes
2.375%	02/08/41	11,410	8,073,367
2.700%	08/05/51(a)	40,215	26,856,101
2.850%	08/05/61	77,200	50,309,974
3.250%	02/23/26(a)	13,175	12,662,005
3.750%	09/12/47	8,110	6,769,612
3.850%	08/04/46(a)	10,700	9,111,473
3.950%	08/08/52(a)	3,795	3,240,651
4.650%	02/23/46	28,906	27,485,589
Leidos, Inc.,
Gtd. Notes
4.375%	05/15/30	1,875	1,692,806

			146,201,578

Distribution/Wholesale — 0.2%
Ferguson Finance PLC,
Sr. Unsec’d. Notes, 144A
4.650%	04/20/32	24,000	22,060,769

Diversified Financial Services — 0.1%
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24	10,000	9,810,021
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
6.625%	10/23/43	3,500	3,376,051

			13,186,072

Electric — 12.6%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.800%	10/01/47	5,450	3,967,304
3.950%	06/01/28	6,240	5,848,334
Sr. Unsec’d. Notes, 144A
3.850%	10/01/25	7,145	6,856,053
Sr. Unsec’d. Notes, Series G
4.150%	05/01/49	3,465	2,718,982

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
3.100%	12/01/26	2,080	$1,950,447
3.750%	12/01/47	10,015	7,778,072
3.800%	06/15/49	10,675	8,361,632
4.000%	12/01/46	5,000	3,948,260
Alabama Power Co.,
Sr. Unsec’d. Notes
4.150%	08/15/44	4,500	3,741,944
Ameren Illinois Co.,
First Mortgage
3.700%	12/01/47	12,200	9,697,557
4.500%	03/15/49	1,155	1,064,632
5.900%	12/01/52	5,120	5,631,568
Sr. Sec’d. Notes
4.150%	03/15/46	7,760	6,537,321
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.450%	06/01/45	6,600	5,427,923
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.150%	12/01/24(a)	11,020	10,563,235
3.800%	06/01/29(a)	9,750	8,857,807
Avista Corp.,
First Mortgage
4.000%	04/01/52	1,680	1,332,333
4.350%	06/01/48	11,205	9,375,883
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
3.750%	08/15/47	18,010	13,908,619
4.250%	09/15/48	14,575	12,258,391
4.550%	06/01/52	3,965	3,546,321
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
4.500%	02/01/45	9,990	8,689,076
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage
4.500%	04/01/44	10,260	9,207,772
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
3.700%	09/01/49	8,960	6,712,284
4.250%	11/01/28(a)	1,095	1,028,536
Cleco Corporate Holdings LLC,
Sr. Unsec’d. Notes
3.375%	09/15/29	9,995	8,413,466
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes, 144A
4.550%	11/15/30	9,675	9,058,957
CMS Energy Corp.,
Sr. Unsec’d. Notes
3.875%	03/01/24	9,250	9,060,267
4.875%	03/01/44	4,495	4,090,183
Commonwealth Edison Co.,
First Mortgage
3.000%	03/01/50	17,409	12,002,405
3.650%	06/15/46	18,950	14,348,714
3.700%	03/01/45	4,751	3,701,092

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
3.800%	10/01/42	3,615	$2,948,014
4.000%	03/01/48	5,808	4,783,920
4.000%	03/01/49	4,240	3,443,659
4.350%	11/15/45	5,560	4,756,222
4.600%	08/15/43	2,000	1,803,715
First Mortgage, Series 123
3.750%	08/15/47	10,400	8,128,109
First Mortgage, Series 127
3.200%	11/15/49	4,455	3,170,670
First Mortgage, Series 131
2.750%	09/01/51	715	459,972
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/46	625	486,140
3.950%	03/01/43	4,905	3,920,003
5.700%	06/15/40	2,120	2,101,559
Sr. Unsec’d. Notes, Series C
4.300%	12/01/56	2,785	2,253,719
Consumers Energy Co.,
First Mortgage
3.100%	08/15/50	12,680	8,862,398
3.250%	08/15/46	5,075	3,688,267
3.500%	08/01/51	20,750	15,827,127
3.750%	02/15/50	3,500	2,751,585
4.350%	04/15/49	1,550	1,365,964
4.350%	08/31/64	6,840	5,422,090
Dominion Energy South Carolina, Inc.,
First Mortgage
5.450%	02/01/41	3,000	2,948,276
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.700%	12/01/44	4,774	4,065,314
Sr. Unsec’d. Notes, Series C
3.375%	04/01/30	5,173	4,557,573
4.050%	09/15/42	1,340	1,050,886
4.900%	08/01/41	8,810	7,785,568
DTE Electric Co.,
General Ref. Mortgage
3.700%	03/15/45	17,700	14,059,357
3.700%	06/01/46	1,305	1,016,254
3.750%	08/15/47	7,900	6,228,325
3.950%	06/15/42	5,800	4,571,503
4.300%	07/01/44	3,975	3,440,416
General Ref. Mortgage, Series A
4.000%	04/01/43	3,535	2,944,501
DTE Energy Co.,
Sr. Unsec’d. Notes, Series C
2.529%	10/01/24(a)	13,330	12,724,180
Duke Energy Carolinas LLC,
First Mortgage
3.200%	08/15/49	39,520	27,873,183
3.450%	04/15/51	610	449,409
3.700%	12/01/47	4,556	3,516,040
3.950%	03/15/48	7,724	6,221,169
4.250%	12/15/41	12,900	11,163,608
6.050%	04/15/38	2,505	2,643,977

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
First Ref. Mortgage
2.950%	12/01/26	14,955	$14,098,964
3.750%	06/01/45	20,530	15,951,924
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.750%	09/01/46	7,695	5,733,602
Duke Energy Florida LLC,
First Mortgage
3.000%	12/15/51	14,895	10,160,134
3.400%	10/01/46	8,280	5,959,408
Duke Energy Indiana LLC,
First Mortgage, Series WWW
4.900%	07/15/43	400	369,789
Duke Energy Ohio, Inc.,
First Mortgage
3.800%	09/01/23	1,500	1,489,859
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46	20,295	15,529,508
4.100%	03/15/43	1,200	1,006,637
4.150%	12/01/44	4,802	4,017,206
5.700%	04/01/35	500	498,730
6.125%	09/15/33	4,400	4,547,755
El Paso Electric Co.,
Sr. Unsec’d. Notes
5.000%	12/01/44	4,800	4,184,006
Enel Finance International NV (Italy),
Gtd. Notes, 144A
1.875%	07/12/28	4,580	3,635,515
3.500%	04/06/28	23,797	20,878,450
Entergy Louisiana LLC,
Collateral Trust
3.050%	06/01/31	2,500	2,140,553
4.200%	09/01/48	66,658	54,897,350
4.200%	04/01/50	20,550	16,736,124
Entergy Mississippi LLC,
First Mortgage
3.850%	06/01/49	9,018	6,932,255
Entergy Texas, Inc.,
First Mortgage
3.550%	09/30/49	18,180	13,143,957
4.500%	03/30/39	15,760	13,758,782
Evergy Kansas Central, Inc.,
First Mortgage
3.250%	09/01/49	6,685	4,651,913
3.450%	04/15/50	4,420	3,211,801
4.100%	04/01/43	3,000	2,471,835
4.125%	03/01/42	3,010	2,499,357
4.250%	12/01/45	4,365	3,553,732
4.625%	09/01/43	2,780	2,320,651
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28(a)	4,660	4,298,518
Exelon Corp.,
Sr. Unsec’d. Notes
4.450%	04/15/46	5,390	4,570,959

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44(a)	11,103	$10,321,000
Florida Power & Light Co.,
First Mortgage
3.700%	12/01/47(a)	3,870	3,121,994
3.950%	03/01/48	22,070	18,326,949
3.990%	03/01/49	25,600	21,605,769
4.050%	10/01/44	4,104	3,484,638
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes
3.055%	10/04/26(a)	4,737	4,383,314
Georgia Power Co.,
Sr. Unsec’d. Notes
4.300%	03/15/42(a)	16,803	14,403,217
5.400%	06/01/40	3,109	2,914,012
Sr. Unsec’d. Notes, Series 10-C
4.750%	09/01/40	1,900	1,721,111
Sr. Unsec’d. Notes, Series A
3.250%	03/15/51	4,995	3,445,913
Idaho Power Co.,
First Mortgage, Series K
4.200%	03/01/48	6,300	5,177,390
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes, Series K
4.550%	03/15/46	7,235	6,063,960
Indianapolis Power & Light Co.,
First Mortgage, 144A
4.700%	09/01/45	13,200	11,312,645
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
4.700%	10/15/43	675	550,211
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes
4.250%	05/01/30	4,290	3,813,548
ITC Holdings Corp.,
Sr. Unsec’d. Notes
3.250%	06/30/26	10,295	9,649,838
5.300%	07/01/43	1,000	893,779
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24	1,000	986,297
Louisville Gas & Electric Co.,
First Mortgage
4.375%	10/01/45	7,084	5,741,533
Metropolitan Edison Co.,
Sr. Unsec’d. Notes, 144A
4.000%	04/15/25	10,000	9,561,222
4.300%	01/15/29	6,315	5,915,464
MidAmerican Energy Co.,
First Mortgage
3.650%	04/15/29(a)	12,000	11,252,223
3.650%	08/01/48	22,370	17,595,073
4.250%	05/01/46	4,500	3,814,014
4.250%	07/15/49(a)	10,200	8,761,352
4.400%	10/15/44	18,980	16,694,022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	2,575	$2,531,511
Nevada Power Co.,
General Ref. Mortgage, Series CC
3.700%	05/01/29	8,350	7,861,549
General Ref. Mortgage, Series GG
5.900%	05/01/53	8,765	9,387,665
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.800%	12/05/47	6,525	5,003,356
Northern States Power Co.,
First Mortgage
2.900%	03/01/50	1,900	1,307,812
3.400%	08/15/42(a)	8,450	6,602,655
3.600%	05/15/46	17,056	13,264,254
3.600%	09/15/47	11,350	8,781,743
4.000%	08/15/45	4,830	3,946,892
4.125%	05/15/44	8,520	7,230,882
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27	794	788,680
Ohio Edison Co.,
First Mortgage
8.250%	10/15/38	2,722	3,251,980
Oklahoma Gas & Electric Co.,
Sr. Unsec’d. Notes
4.000%	12/15/44	9,000	6,845,568
4.550%	03/15/44	1,325	1,094,056
Oncor Electric Delivery Co. LLC,
First Mortgage
2.700%	11/15/51	3,045	1,998,789
Sr. Sec’d. Notes
3.700%	05/15/50	27,148	21,607,085
Pacific Gas & Electric Co.,
First Mortgage
3.300%	08/01/40	2,185	1,481,785
3.950%	12/01/47	33,170	22,458,595
4.000%	12/01/46	20,613	13,975,975
4.250%	03/15/46	10,000	7,060,216
4.300%	03/15/45	10,000	7,153,582
4.500%	07/01/40	34,900	27,319,387
4.750%	02/15/44	1,897	1,475,887
PacifiCorp,
First Mortgage
2.700%	09/15/30(a)	8,309	7,139,573
4.125%	01/15/49	23,735	19,509,112
4.150%	02/15/50	21,800	18,005,595
5.350%	12/01/53	25,755	25,763,858
PECO Energy Co.,
First Mortgage
2.800%	06/15/50	6,070	4,007,135
3.000%	09/15/49	3,922	2,692,088
3.050%	03/15/51	1,200	822,363
3.700%	09/15/47	3,840	3,016,927
3.900%	03/01/48	10,494	8,642,112

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
First Ref. Mortgage
4.800%	10/15/43	1,575	$1,403,014
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28	17,260	15,530,381
3.600%	06/01/29	10,000	9,002,192
PPL Electric Utilities Corp.,
First Mortgage
3.000%	10/01/49	4,105	2,810,069
3.950%	06/01/47	5,845	4,762,005
4.125%	06/15/44	4,450	3,740,495
6.250%	05/15/39	500	537,233
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.000%	10/30/31	23,950	26,106,200
7.750%	03/01/31	8,824	9,999,048
Public Service Co. of Colorado,
First Mortgage
3.550%	06/15/46	9,880	7,303,230
3.700%	06/15/28	2,000	1,905,034
4.100%	06/15/48	4,735	3,932,316
4.300%	03/15/44	165	140,445
Public Service Electric & Gas Co.,
First Mortgage, Series I, MTN
3.750%	03/15/24(a)	2,900	2,851,671
4.000%	06/01/44	2,000	1,595,171
Puget Energy, Inc.,
Sr. Sec’d. Notes
3.650%	05/15/25	16,900	16,129,377
Puget Sound Energy, Inc.,
Sr. Sec’d. Notes
3.250%	09/15/49	9,985	6,844,843
4.434%	11/15/41	1,787	1,481,182
Rochester Gas & Electric Corp.,
First Mortgage, 144A
3.100%	06/01/27	6,375	5,854,387
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	31,545	26,526,970
5.350%	05/15/35	6,997	6,802,020
5.350%	05/15/40	773	737,428
6.000%	06/01/39	5,700	5,944,962
First Mortgage, Series TTT
4.100%	06/15/49	5,875	4,815,451
Sempra Energy,
Sr. Unsec’d. Notes
3.250%	06/15/27	14,765	13,652,958
3.400%	02/01/28(a)	21,790	20,247,174
Southern California Edison Co.,
First Mortgage
3.650%	02/01/50(a)	16,130	11,856,153
First Ref. Mortgage
4.000%	04/01/47	28,115	22,075,151
4.050%	03/15/42	7,200	5,749,393
4.650%	10/01/43	1,950	1,686,132
5.500%	03/15/40	11,962	11,574,866

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
First Ref. Mortgage, Series 13-A
3.900%	03/15/43	5,000	$3,862,706
First Ref. Mortgage, Series C
3.600%	02/01/45	4,330	3,116,856
4.125%	03/01/48(a)	15,150	12,103,254
Southern Co. (The),
Sr. Unsec’d. Notes
4.250%	07/01/36	17,050	14,895,573
Southwestern Public Service Co.,
First Mortgage
3.700%	08/15/47	4,470	3,381,477
4.500%	08/15/41	550	481,074
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.350%	05/15/44	7,325	6,015,318
4.450%	06/15/49	13,580	11,238,629
Toledo Edison Co. (The),
Sr. Sec’d. Notes
6.150%	05/15/37	1,997	2,062,313
Union Electric Co.,
Sr. Sec’d. Notes
3.650%	04/15/45	9,175	7,050,141
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.450%	12/15/50	5,075	3,025,373
4.000%	01/15/43	1,399	1,137,498
4.450%	02/15/44	1,210	1,037,369
Sr. Unsec’d. Notes, Series A
3.500%	03/15/27(a)	2,765	2,619,101
3.800%	04/01/28	5,815	5,490,594
Sr. Unsec’d. Notes, Series D
4.650%	08/15/43	1,335	1,172,184
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	5,525	5,302,042
3.700%	01/30/27(a)	24,065	21,905,314
4.300%	07/15/29(a)	6,970	6,256,303
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
4.250%	06/01/44	850	678,167
Wisconsin Public Service Corp.,
Sr. Unsec’d. Notes
4.752%	11/01/44	5,000	4,414,514
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.350%	12/01/26	5,145	4,842,823

			1,505,592,045

Electronics — 0.0%
Fortive Corp.,
Sr. Unsec’d. Notes
4.300%	06/15/46	3,225	2,506,015
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25	2,500	2,443,750

			4,949,765

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction — 0.1%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26(a)	5,007	$4,754,459
5.500%	07/31/47	15,700	12,089,000

			16,843,459

Entertainment — 0.4%
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
5.050%	03/15/42(a)	22,485	17,290,989
5.141%	03/15/52	35,982	26,421,015
5.391%	03/15/62	4,850	3,552,896

			47,264,900

Environmental Control — 0.1%
Republic Services, Inc.,
Sr. Unsec’d. Notes
3.375%	11/15/27	7,965	7,430,609
6.200%	03/01/40	5,000	5,292,401

			12,723,010

Foods — 2.2%
Ahold Finance USA LLC (Netherlands),
Gtd. Notes
6.875%	05/01/29	509	529,368
Campbell Soup Co.,
Sr. Unsec’d. Notes
4.800%	03/15/48	48,012	42,686,215
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
3.000%	05/15/32	4,920	3,784,738
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26(a)	3,117	2,919,274
4.375%	06/01/46(a)	8,181	6,682,578
4.625%	10/01/39	3,500	3,072,622
5.000%	07/15/35	3,181	3,050,524
5.200%	07/15/45(a)	33,974	31,305,779
Gtd. Notes, 144A
7.125%	08/01/39	5,165	5,663,243
Kroger Co. (The),
Sr. Unsec’d. Notes
4.650%	01/15/48	1,753	1,513,553
5.000%	04/15/42	1,150	1,046,004
5.150%	08/01/43	450	414,755
Sr. Unsec’d. Notes, Series B
7.700%	06/01/29	4,400	4,860,331
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/44	22,980	18,586,043
4.125%	04/01/54	11,735	9,456,536
4.200%	04/01/59	10,575	8,521,370
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40	7,800	5,292,095
Nestle Holdings, Inc.,
Gtd. Notes, 144A
3.900%	09/24/38(a)	35,000	31,315,670

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Sysco Corp.,
Gtd. Notes
3.300%	07/15/26(a)	6,265	$5,916,938
4.500%	04/01/46(a)	4,255	3,558,726
4.850%	10/01/45	1,585	1,385,057
6.600%	04/01/50	5,646	6,150,182
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
3.550%	06/02/27	14,835	13,888,723
4.550%	06/02/47	4,660	3,988,964
5.100%	09/28/48(a)	52,197	48,424,032
5.150%	08/15/44	1,075	997,410

			265,010,730

Forest Products & Paper — 0.0%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
7.250%	06/01/28	2,960	3,203,432

Gas — 1.2%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
3.375%	09/15/49	13,650	9,981,973
4.125%	10/15/44	5,120	4,211,859
5.750%	10/15/52(a)	13,325	14,006,791
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
4.100%	09/01/47	7,945	6,391,900
NiSource, Inc.,
Sr. Unsec’d. Notes
4.800%	02/15/44(a)	6,745	5,955,340
5.650%	02/01/45	2,260	2,212,851
ONE Gas, Inc.,
Sr. Unsec’d. Notes
4.500%	11/01/48	14,125	11,702,795
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/29	12,500	11,482,003
4.650%	08/01/43	5,960	5,146,065
Southern California Gas Co.,
First Mortgage
4.450%	03/15/44	2,500	2,085,202
First Mortgage, Series VV
4.300%	01/15/49	8,650	7,144,660
First Mortgage, Series WW
3.950%	02/15/50	26,720	20,798,818
Sr. Sec’d. Notes, Series UU
4.125%	06/01/48	11,445	9,198,275
Southern Co. Gas Capital Corp.,
Gtd. Notes
3.250%	06/15/26	9,414	8,797,943
3.950%	10/01/46	5,520	4,154,858
4.400%	06/01/43	750	615,799
4.400%	05/30/47	27,369	21,854,970

			145,742,102

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products — 1.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.900%	11/30/46		395	$386,491
Alcon Finance Corp. (Switzerland),
Gtd. Notes, 144A
5.750%	12/06/52		3,955	4,012,120
Danaher Corp.,
Sr. Unsec’d. Notes
2.800%	12/10/51		1,410	938,086
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	44,100	31,906,030
1.800%	09/18/49	EUR	7,500	5,178,452
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31	EUR	880	801,517
1.625%	10/15/50	EUR	29,715	18,758,858
2.250%	03/07/39	EUR	4,120	3,399,010
Medtronic, Inc.,
Gtd. Notes
4.625%	03/15/45		1	930
Thermo Fisher Scientific Finance I BV,
Gtd. Notes
1.625%	10/18/41	EUR	6,765	4,825,663
2.000%	10/18/51	EUR	6,550	4,356,423
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.800%	10/15/41		2,485	1,831,316
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	32,150	23,202,915
1.875%	10/01/49	EUR	45,875	30,984,795

				130,582,606

Healthcare-Services — 3.1%
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes
3.829%	08/15/28		7,005	6,542,351
4.272%	08/15/48		8,950	7,466,061
Aetna, Inc.,
Sr. Unsec’d. Notes
4.125%	11/15/42		1,865	1,531,119
Ascension Health,
Sr. Unsec’d. Notes
3.945%	11/15/46		3,338	2,776,869
Baylor Scott & White Holdings,
Sec’d. Notes
3.967%	11/15/46		17,663	14,245,049
Children’s Hospital Corp. (The),
Gtd. Notes, Series 2017
4.115%	01/01/47		6,650	5,602,527
Cleveland Clinic Foundation (The),
Unsec’d. Notes
4.858%	01/01/2114		2,875	2,469,207
Dartmouth-Hitchcock Health,
Sec’d. Notes, Series B
4.178%	08/01/48		12,000	9,309,409

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Duke University Health System, Inc.,
Sr. Unsec’d. Notes, Series 2017
3.920%	06/01/47	3,265	$2,635,337
Elevance Health, Inc.,
Sr. Unsec’d. Notes
3.125%	05/15/50	14,965	10,379,811
3.600%	03/15/51	3,360	2,529,552
3.700%	09/15/49	8,819	6,736,822
4.625%	05/15/42	2,600	2,365,047
4.650%	01/15/43	1,000	905,481
4.850%	08/15/54	510	431,937
5.100%	01/15/44	720	685,908
HCA, Inc.,
Gtd. Notes
5.250%	04/15/25(a)	3,500	3,478,855
5.250%	06/15/49	33,928	29,043,181
5.375%	02/01/25(a)	24,080	24,054,038
5.500%	06/15/47(a)	10,000	8,895,801
5.875%	02/01/29	5,400	5,407,851
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes
3.970%	11/01/48	21,125	17,438,307
Inova Health System Foundation,
Unsec’d. Notes
4.068%	05/15/52	5,000	4,138,146
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47	10,969	9,312,484
4.875%	04/01/42	1,000	960,462
Unsec’d. Notes, Series 2021
3.002%	06/01/51	11,245	7,646,942
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes
4.125%	07/01/52	2,390	1,976,639
Unsec’d. Notes, Series 2020
2.955%	01/01/50	3,405	2,265,846
MultiCare Health System,
Unsec’d. Notes
2.803%	08/15/50	2,840	1,676,707
MyMichigan Health,
Sec’d. Notes, Series 2020
3.409%	06/01/50	5,230	3,546,027
Nationwide Children’s Hospital, Inc.,
Unsec’d. Notes
4.556%	11/01/52	3,400	3,034,835
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.063%	08/01/56	640	514,189
Unsec’d. Notes, Series 2019
3.954%	08/01/2119	2,225	1,555,880
Novant Health, Inc.,
Unsec’d. Notes
4.371%	11/01/43	2,150	1,808,314
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47	12,075	9,999,864
4.784%	07/01/44	7,305	6,518,656

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Sr. Sec’d. Notes, Series 13-A
5.750%	07/01/43	700	$707,818
OhioHealth Corp.,
Unsec’d. Notes, Series 2020
3.042%	11/15/50	2,000	1,395,697
Orlando Health Obligated Group,
Sr. Unsec’d. Notes
3.327%	10/01/50	3,300	2,276,350
Unsec’d. Notes
4.089%	10/01/48	2,208	1,743,063
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020
3.218%	11/15/50	3,725	2,425,938
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30(a)	10,560	9,129,969
3.450%	06/01/26	4,715	4,508,567
4.250%	04/01/24	1,400	1,386,147
4.700%	03/30/45	7,800	6,562,307
5.750%	01/30/40	1,251	1,175,058
6.950%	07/01/37	1,704	1,778,610
Roche Holdings, Inc.,
Gtd. Notes, 144A
2.607%	12/13/51	22,610	14,726,729
RWJ Barnabas Health, Inc.,
Sr. Unsec’d. Notes
3.949%	07/01/46	4,860	3,941,031
Unsec’d. Notes
3.477%	07/01/49	1,745	1,272,605
Southern Baptist Hospital of Florida, Inc.,
Sec’d. Notes
4.857%	07/15/45	3,150	2,779,889
Sutter Health,
Unsec’d. Notes, Series 2018
3.695%	08/15/28(a)	2,400	2,198,962
Texas Health Resources,
Sec’d. Notes
4.330%	11/15/55	5,400	4,583,384
Sr. Unsec’d. Notes
2.328%	11/15/50	5,688	3,233,078
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.050%	05/15/41(a)	5,000	3,767,119
3.950%	10/15/42	2,060	1,744,114
4.000%	05/15/29(a)	12,770	12,193,399
4.250%	04/15/47	13,715	11,825,897
4.250%	06/15/48(a)	13,865	12,090,513
4.450%	12/15/48(a)	2,000	1,783,400
4.625%	11/15/41	4,601	4,232,507
4.750%	07/15/45(a)	6,770	6,398,455
4.750%	05/15/52(a)	10,905	10,105,913
4.950%	05/15/62(a)	7,570	7,123,616
5.800%	03/15/36	3,945	4,170,408
5.875%	02/15/53(a)	5,130	5,569,853
6.050%	02/15/63	5,470	6,023,282

			372,739,189

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Home Builders — 0.1%
D.R. Horton, Inc.,
Gtd. Notes
4.750%	02/15/23	8,500	$8,494,936
Toll Brothers Finance Corp.,
Gtd. Notes
4.875%	11/15/25(a)	915	894,868

			9,389,804

Household Products/Wares — 0.4%
Kimberly-Clark de Mexico SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
3.250%	03/12/25	23,175	21,875,752
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A
2.750%	06/26/24(a)	21,245	20,494,348
SC Johnson & Son, Inc.,
Sr. Unsec’d. Notes, 144A
4.000%	05/15/43	425	340,598

			42,710,698

Insurance — 2.1%
Allstate Corp. (The),
Sub. Notes, Series B
5.750%(ff)	08/15/53	800	753,441
American International Group, Inc.,
Sr. Unsec’d. Notes
4.800%	07/10/45	15,000	13,416,667
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43	8,532	7,618,879
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.850%	10/15/50	3,865	2,599,963
4.300%	05/15/43(a)	2,250	2,028,470
4.400%	05/15/42(a)	645	591,276
Chubb INA Holdings, Inc.,
Gtd. Notes
2.850%	12/15/51	8,570	5,751,803
3.050%	12/15/61	10,935	7,121,286
CNA Financial Corp.,
Sr. Unsec’d. Notes
4.500%	03/01/26(a)	9,363	9,239,531
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes
3.125%	10/15/52	15,000	9,321,208
3.500%	10/15/50	5,045	3,387,570
4.868%	06/01/44(a)	14,360	12,219,865
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.800%	08/19/29	465	397,711
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.950%	05/15/60	9,999	6,575,914
3.951%	10/15/50	36,115	25,436,386
4.569%	02/01/29	5,880	5,511,200
5.500%	06/15/52	11,020	9,886,033

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37	4,385	$4,303,655
7.000%	06/15/40(a)	6,248	6,468,572
Markel Corp.,
Sr. Unsec’d. Notes
3.450%	05/07/52	11,395	7,665,049
3.500%	11/01/27	5,000	4,608,854
4.150%	09/17/50	8,815	6,734,145
4.300%	11/01/47	4,479	3,505,650
5.000%	03/30/43	100	85,835
5.000%	04/05/46(a)	2,360	2,051,536
5.000%	05/20/49	18,590	16,288,482
New York Life Insurance Co.,
Sub. Notes, 144A
4.450%	05/15/69	6,880	5,733,185
Progressive Corp. (The),
Jr. Sub. Notes, Series B
5.375%(ff)	03/15/23(oo)	4,000	3,797,058
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34	1,700	1,828,972
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	26,445	21,854,181
4.900%	09/15/44	350	320,199
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51	37,734	25,863,722
5.750%	08/15/42	5,540	4,977,540
7.250%	03/15/28	2,707	2,789,410
W.R. Berkley Corp.,
Sr. Unsec’d. Notes
4.750%	08/01/44(a)	2,675	2,332,295
XLIT Ltd. (Bermuda),
Gtd. Notes
5.250%	12/15/43	2,962	2,876,568

			245,942,111

Internet — 0.6%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.950%	04/13/52(a)	15,695	13,148,533
4.100%	04/13/62(a)	61,891	51,155,996
Prosus NV (China),
Sr. Unsec’d. Notes, 144A
3.680%	01/21/30(a)	3,715	3,079,503

			67,384,032

Iron/Steel — 0.1%
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
3.450%	04/15/30	10,000	8,801,786

Lodging — 0.4%
Marriott International, Inc.,
Sr. Unsec’d. Notes
4.500%	10/01/34	13,500	11,554,800

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
5.000%	10/15/27(a)	12,845	$12,687,563
Sr. Unsec’d. Notes, Series R
3.125%	06/15/26	22,630	21,154,792

			45,397,155

Machinery-Construction & Mining — 0.0%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
6.050%	08/15/36	2,200	2,391,540

Machinery-Diversified — 0.4%
Deere & Co.,
Sr. Unsec’d. Notes
3.750%	04/15/50(a)	3,385	2,869,497
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.950%	09/15/28	46,281	44,482,936

			47,352,433

Media — 4.2%
Belo Corp.,
Gtd. Notes
7.250%	09/15/27	150	142,706
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.800%	03/01/50	26,750	19,573,748
5.375%	04/01/38	13,155	11,053,894
5.375%	05/01/47	56,457	44,485,210
5.750%	04/01/48	76,467	62,886,237
6.384%	10/23/35(a)	17,423	17,015,381
6.484%	10/23/45	10,574	9,582,750
6.834%	10/23/55	10,596	9,804,506
Comcast Corp.,
Gtd. Notes
2.887%	11/01/51	35,965	23,275,326
2.937%	11/01/56	59,274	37,178,179
3.250%	11/01/39	54,500	42,541,940
3.300%	02/01/27	3,245	3,063,010
3.400%	07/15/46	12,867	9,432,823
3.450%	02/01/50(a)	54,000	39,389,574
3.750%	04/01/40	14,385	11,877,141
3.900%	03/01/38(a)	18,880	16,368,428
3.969%	11/01/47	13,145	10,545,970
3.999%	11/01/49	10,302	8,206,054
4.000%	03/01/48(a)	5,843	4,704,688
4.049%	11/01/52(a)	3,299	2,654,269
4.200%	08/15/34	10,000	9,237,760
4.250%	01/15/33	6,090	5,738,613
Discovery Communications LLC,
Gtd. Notes
3.950%	06/15/25(a)	3,800	3,624,684
4.000%	09/15/55	6,650	4,006,339
4.125%	05/15/29	17,100	14,829,423
5.200%	09/20/47	2,950	2,204,036
5.300%	05/15/49	35,722	27,075,714

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Paramount Global,
Jr. Sub. Notes
6.250%(ff)	02/28/57	2,835	$2,292,883
Sr. Unsec’d. Notes
3.700%	06/01/28(a)	2,130	1,900,190
5.250%	04/01/44	25,741	19,834,206
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41(a)	3,050	2,547,337
5.875%	11/15/40	7,590	6,606,781
6.550%	05/01/37	2,785	2,641,009
6.750%	06/15/39	4,700	4,476,982
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.375%	06/15/24(a)	4,600	4,548,250
Walt Disney Co. (The),
Gtd. Notes
3.600%	01/13/51(a)	1,215	931,682
5.400%	10/01/43	9,675	9,702,121
7.700%	10/30/25	1,129	1,206,299

			507,186,143

Mining — 2.0%
AngloGold Ashanti Holdings PLC (Australia),
Gtd. Notes
3.375%	11/01/28(a)	12,250	10,713,391
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
6.450%	10/15/35	5,000	5,223,264
Barrick International Barbados Corp. (Canada),
Gtd. Notes, 144A
6.350%	10/15/36	15,000	15,564,349
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.700%	05/30/41(a)	1,300	1,307,515
5.750%	05/01/43	8,314	8,408,950
7.500%	09/15/38	10,946	12,343,151
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39	27,086	27,767,270
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
5.000%	09/30/43	3,528	3,422,520
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A
6.200%	04/14/52	3,000	2,602,830
Kinross Gold Corp. (Canada),
Gtd. Notes
4.500%	07/15/27(a)	24,087	22,795,816
5.950%	03/15/24	8,220	8,230,001
6.875%	09/01/41	11,304	10,768,534
Newmont Corp.,
Gtd. Notes
2.600%	07/15/32(a)	8,975	7,151,153
6.250%	10/01/39	4,050	4,249,135

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes
2.750%	11/02/51	17,586	$11,692,525
5.200%	11/02/40	860	859,539
Rio Tinto Finance USA PLC (Australia),
Gtd. Notes
4.750%	03/22/42	6,395	5,985,462
South32 Treasury Ltd. (Australia),
Gtd. Notes, 144A
4.350%	04/14/32	4,800	4,123,638
Southern Copper Corp. (Mexico),
Sr. Unsec’d. Notes
6.750%	04/16/40	10,177	11,373,037
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.900%	07/15/30(a)	10,000	8,992,587
5.200%	03/01/42	3,060	2,659,422
5.400%	02/01/43	42,680	38,362,705
6.000%	08/15/40(a)	6,627	6,359,609
WMC Finance USA Ltd. (Australia),
Gtd. Notes
6.250%	05/15/33	2,000	2,106,632
Yamana Gold, Inc. (Canada),
Gtd. Notes
2.630%	08/15/31	6,059	4,548,948
4.625%	12/15/27	5,811	5,396,937

			243,008,920

Miscellaneous Manufacturing — 0.3%
Hillenbrand, Inc.,
Gtd. Notes
5.000%	09/15/26	11,200	10,802,777
Parker-Hannifin Corp.,
Sr. Unsec’d. Notes
3.250%	06/14/29(a)	4,175	3,732,149
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A
3.300%	09/15/46	5,239	3,919,041
4.400%	05/27/45	8,260	7,327,287
Textron, Inc.,
Sr. Unsec’d. Notes
4.000%	03/15/26	9,045	8,708,723

			34,489,977

Office/Business Equipment — 0.5%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	57,895	51,481,173
Xerox Corp.,
Sr. Unsec’d. Notes
4.625%	03/15/23	2,474	2,467,542

			53,948,715

Oil & Gas — 5.3%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	12,543	10,204,009

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Sr. Unsec’d. Notes, 144A
2.875%	01/15/26(a)	13,500	$12,450,584
3.000%	01/15/25	2,800	2,650,574
3.750%	01/15/30	8,500	7,453,784
Apache Corp.,
Sr. Unsec’d. Notes
5.250%	02/01/42	7,500	6,150,000
BP Capital Markets America, Inc.,
Gtd. Notes
3.060%	06/17/41	13,255	9,885,252
3.119%	05/04/26(a)	6,752	6,403,260
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.250%	03/15/38(a)	32,565	32,265,448
6.450%	06/30/33	2,000	2,045,081
6.500%	02/15/37	370	369,797
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	02/15/52	16,394	11,513,044
5.250%	06/15/37(a)	43,790	39,992,409
5.400%	06/15/47(a)	43,262	39,068,398
6.750%	11/15/39(a)	11,798	12,189,345
Chevron Corp.,
Sr. Unsec’d. Notes
3.078%	05/11/50(a)	4,030	2,930,877
Chevron USA, Inc.,
Gtd. Notes
6.000%	03/01/41	3,550	3,894,469
ConocoPhillips Co.,
Gtd. Notes
3.758%	03/15/42	6,810	5,700,499
3.800%	03/15/52(a)	32,500	25,795,230
4.025%	03/15/62	9,616	7,675,777
4.150%	11/15/34	847	737,686
4.300%	11/15/44	3,330	2,884,013
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24(a)	2,525	2,455,120
4.500%	04/15/23(a)	302	300,939
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/42(a)	3,675	3,119,238
5.000%	06/15/45(a)	14,051	12,093,078
5.600%	07/15/41	21,825	20,390,564
5.875%	06/15/28	7,125	7,198,703
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26	11,145	10,382,428
3.500%	12/01/29	9,490	8,325,630
4.400%	03/24/51	18,000	13,764,156
6.250%	03/15/53(a)	27,750	26,951,046
Eni SpA (Italy),
Sr. Unsec’d. Notes, Series XR, 144A
4.000%	09/12/23	1,635	1,618,255
EOG Resources, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/35	4,067	3,620,720

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Equinor ASA (Norway),
Gtd. Notes
2.375%	05/22/30	3,260	$2,772,383
3.250%	11/18/49	6,000	4,369,531
3.625%	04/06/40	1,380	1,133,753
3.950%	05/15/43	2,796	2,334,033
7.750%	06/15/23	1,200	1,214,119
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
3.567%	03/06/45	4,370	3,441,131
Marathon Oil Corp.,
Sr. Unsec’d. Notes
4.400%	07/15/27(a)	13,684	13,067,220
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
3.800%	04/01/28	10,000	9,243,042
5.000%	09/15/54	11,375	9,570,936
5.125%	12/15/26	13,890	13,835,666
5.850%	12/15/45	3,110	2,827,566
6.500%	03/01/41	10,163	10,486,012
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.200%	03/15/40(a)	14,766	14,454,086
6.450%	09/15/36(a)	24,652	25,149,878
7.500%	05/01/31	4,290	4,594,938
Ovintiv, Inc.,
Gtd. Notes
7.375%	11/01/31(a)	1,000	1,073,305
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.350%	02/12/28(a)	6,575	5,529,575
6.350%	02/12/48	2,025	1,229,302
6.950%	01/28/60	6,100	3,859,775
7.690%	01/23/50	12,200	8,433,250
Phillips 66,
Gtd. Notes
2.150%	12/15/30	11,715	9,368,880
3.300%	03/15/52	13,505	9,369,152
4.650%	11/15/34(a)	8,200	7,652,218
Phillips 66 Co.,
Gtd. Notes, 144A
3.550%	10/01/26	11,680	10,952,450
4.680%	02/15/45	500	434,809
4.900%	10/01/46	6,500	5,776,414
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30(a)	4,820	3,782,180
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	10,000	9,531,599
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	05/11/25(a)	10,000	9,685,793
4.000%	05/10/46	3,000	2,476,368
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	03/04/51(a)	9,853	7,116,231

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
5.950%	12/01/34	1,000	$992,788
6.500%	06/15/38(a)	3,900	3,992,805
TotalEnergies Capital International SA (France),
Gtd. Notes
3.455%	02/19/29	20,000	18,591,276
Valero Energy Corp.,
Sr. Unsec’d. Notes
3.650%	12/01/51	21,242	15,045,453
4.350%	06/01/28(a)	25,440	24,569,959

			630,437,289

Oil & Gas Services — 0.3%
Cameron International Corp.,
Gtd. Notes
7.000%	07/15/38	4,000	3,936,276
Halliburton Co.,
Sr. Unsec’d. Notes
4.750%	08/01/43	9,350	7,995,228
5.000%	11/15/45(a)	1,835	1,626,881
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28	18,479	17,260,720

			30,819,105

Packaging & Containers — 0.1%
Amcor Flexibles North America, Inc.,
Gtd. Notes
2.630%	06/19/30	2,715	2,204,146
Ball Corp.,
Gtd. Notes
4.000%	11/15/23	975	958,256
WestRock MWV LLC,
Gtd. Notes
7.950%	02/15/31	2,487	2,798,854
WRKCo, Inc.,
Gtd. Notes
3.900%	06/01/28	7,810	7,202,464
4.900%	03/15/29(a)	3,190	3,070,173

			16,233,893

Pharmaceuticals — 6.8%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39(a)	91,680	78,516,538
4.250%	11/21/49(a)	40,832	34,322,037
4.300%	05/14/36	2,500	2,259,953
4.400%	11/06/42	950	824,943
4.500%	05/14/35(a)	14,945	13,913,076
4.550%	03/15/35(a)	42,638	39,859,253
4.625%	10/01/42	3,115	2,785,478
4.700%	05/14/45	46,155	41,229,569
4.875%	11/14/48	12,407	11,424,560
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
3.600%	07/15/42	1,000	664,395
4.700%	07/15/64	3,246	2,583,735

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40		11,500	$7,893,651
3.400%	07/26/29(a)		5,204	4,831,776
3.700%	03/15/52(a)		7,290	5,692,283
3.900%	03/15/62		11,580	9,043,240
4.250%	10/26/49		14,610	12,636,064
4.350%	11/15/47(a)		22,307	19,709,992
4.550%	02/20/48		34,941	31,741,403
4.625%	05/15/44		6,837	6,280,980
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24(a)		1,500	1,454,071
4.600%	03/15/43		5,964	4,926,793
4.900%	09/15/45		16,736	14,255,067
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27		17,240	16,178,697
4.375%	10/15/28(a)		25,005	24,120,398
4.500%	02/25/26		16,905	16,659,917
4.800%	07/15/46(a)		42,235	37,970,216
4.900%	12/15/48		27,425	24,895,989
5.375%	02/15/42		3,650	3,413,908
Sr. Unsec’d. Notes
2.375%	03/15/31(a)		16,605	13,581,431
3.200%	03/15/40		9,125	6,902,646
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29		57,035	51,025,930
3.875%	07/20/25		1,178	1,150,104
4.300%	03/25/28		9,442	9,132,828
4.780%	03/25/38		40,326	36,949,533
5.125%	07/20/45		43,765	39,877,696
5.300%	12/05/43(a)		20,115	18,840,085
6.250%	06/01/27		1,000	1,048,883
Eli Lilly & Co.,
Sr. Unsec’d. Notes
1.700%	11/01/49	EUR	12,000	8,599,520
GlaxoSmithKline Capital, Inc. (United Kingdom),
Gtd. Notes
3.875%	05/15/28(a)		11,490	11,039,649
Johnson & Johnson,
Sr. Unsec’d. Notes
2.100%	09/01/40		8,585	5,896,001
2.450%	09/01/60		13,430	8,242,683
3.400%	01/15/38(a)		4,365	3,724,655
3.625%	03/03/37		6,385	5,682,318
4.375%	12/05/33(a)		4,000	3,944,189
Mead Johnson Nutrition Co. (United Kingdom),
Gtd. Notes
4.125%	11/15/25(a)		3,175	3,109,402
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.750%	12/10/51		4,188	2,818,683
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48		34,101	25,532,356

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
5.400%	11/29/43	4,169	$3,302,518
Novartis Capital Corp. (Switzerland),
Gtd. Notes
4.000%	11/20/45	4,625	4,082,453
Pfizer, Inc.,
Sr. Unsec’d. Notes
4.100%	09/15/38	4,970	4,506,645
4.400%	05/15/44(a)	6,410	5,953,561
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23	31,082	30,546,053
3.200%	09/23/26	4,755	4,459,226
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
3.025%	07/09/40	2,375	1,743,952
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	43,168	32,709,189
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	4,605	3,086,098
4.000%	06/22/50	5,815	3,602,099

			821,178,368

Pipelines — 7.3%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	4,460	3,733,887
Buckeye Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/27	20,000	17,527,952
Colonial Pipeline Co.,
Sr. Unsec’d. Notes, 144A
4.250%	04/15/48	8,381	6,662,163
DCP Midstream Operating LP,
Gtd. Notes
3.250%	02/15/32(a)	5,000	4,117,327
5.125%	05/15/29	6,975	6,724,744
5.375%	07/15/25	27,350	27,092,424
5.600%	04/01/44	6,579	6,116,872
8.125%	08/16/30	6,000	6,690,504
Gtd. Notes, 144A
6.450%	11/03/36	10,766	10,611,893
6.750%	09/15/37	890	910,060
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes
4.600%	12/15/44	915	751,756
Energy Transfer LP,
Gtd. Notes
5.350%	05/15/45	2,875	2,450,336
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	26,000	21,720,058
Sr. Unsec’d. Notes
4.200%	04/15/27(a)	5,000	4,719,105
4.900%	03/15/35	5,735	5,105,860
5.000%	05/15/50	24,385	19,686,338
5.150%	02/01/43	4,450	3,707,199

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
5.300%	04/01/44(a)	12,420	$10,514,488
5.300%	04/15/47	2,500	2,091,573
5.400%	10/01/47	29,625	25,215,026
6.000%	06/15/48	8,083	7,291,039
6.125%	12/15/45	30,335	28,129,919
6.250%	04/15/49	43,065	40,217,862
7.500%	07/01/38(a)	11,000	11,707,529
Sr. Unsec’d. Notes, Series 20Y
5.800%	06/15/38	19,814	18,203,764
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
5.450%	06/01/47(a)	4,900	3,933,748
5.600%	04/01/44(a)	1,651	1,353,673
Enterprise Products Operating LLC,
Gtd. Notes
3.950%	01/31/60	10,390	7,555,408
4.150%	10/16/28	6,750	6,391,303
4.200%	01/31/50(a)	25,110	19,788,642
4.250%	02/15/48	18,060	14,563,185
4.450%	02/15/43(a)	7,935	6,668,859
4.800%	02/01/49	5,698	4,923,083
4.850%	08/15/42	1,990	1,763,431
4.850%	03/15/44	5,775	5,071,803
4.900%	05/15/46(a)	34,397	30,138,768
4.950%	10/15/54	3,110	2,642,347
5.100%	02/15/45	6,532	5,901,049
5.375%(ff)	02/15/78	7,380	5,685,994
6.125%	10/15/39	3,937	4,048,149
Gtd. Notes, Series D
6.875%	03/01/33	55	60,104
Gtd. Notes, Series D, 3 Month LIBOR + 2.986%
7.630%(c)	08/16/77(a)	4,312	3,937,804
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.000%	08/01/24(a)	2,620	2,521,110
Gulfstream Natural Gas System LLC,
Sr. Unsec’d. Notes, 144A
5.950%	10/15/45	19,904	17,575,878
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.700%	11/01/42	11,190	9,269,628
5.000%	08/15/42	2,010	1,725,233
5.000%	03/01/43	1,176	1,006,764
5.400%	09/01/44	878	789,186
6.500%	02/01/37	900	910,491
6.500%	09/01/39	5,545	5,650,596
6.550%	09/15/40	4,370	4,392,779
Gtd. Notes, MTN
6.950%	01/15/38	575	610,214
Kinder Morgan, Inc.,
Gtd. Notes
3.600%	02/15/51	40,709	28,141,833
5.050%	02/15/46(a)	7,759	6,613,613
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.200%	03/15/45	4,130	2,954,634
4.850%	02/01/49(a)	25,700	21,388,442

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
5.150%	10/15/43	820	$713,421
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A
3.900%	04/01/24	8,625	8,349,987
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25	5,016	4,860,594
4.500%	04/15/38	6,469	5,437,090
4.700%	04/15/48(a)	35,677	28,462,446
4.875%	12/01/24	1,566	1,551,971
4.900%	04/15/58	9,705	7,624,652
4.950%	03/14/52	4,017	3,298,623
5.200%	03/01/47	2,690	2,286,751
5.200%	12/01/47	14,490	12,348,186
5.500%	02/15/49	41,665	36,855,364
Northwest Pipeline LLC,
Sr. Unsec’d. Notes
4.000%	04/01/27	8,392	7,952,916
ONEOK Partners LP,
Gtd. Notes
6.125%	02/01/41	1,325	1,257,592
6.200%	09/15/43	18,615	17,704,307
6.850%	10/15/37	1,742	1,764,496
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	8,745	7,337,893
3.400%	09/01/29	6,095	5,269,483
4.450%	09/01/49	10,085	7,551,162
4.500%	03/15/50	18,730	14,052,449
4.550%	07/15/28(a)	15,725	14,859,687
4.950%	07/13/47	31,318	25,420,275
5.200%	07/15/48(a)	16,565	13,880,388
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	4,215	3,663,211
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes, 144A
4.800%	03/15/47	1,250	1,021,253
Spectra Energy Partners LP,
Gtd. Notes
4.500%	03/15/45	565	464,641
Targa Resources Corp.,
Gtd. Notes
6.250%	07/01/52	9,000	8,560,533
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes, 144A
2.900%	03/01/30	4,710	3,948,315
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
4.600%	03/15/48	2,100	1,752,939
5.400%	08/15/41	1,560	1,480,718
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.950%	06/01/25(a)	4,925	4,668,959
5.300%	03/01/48(a)	11,885	9,840,547
5.450%	04/01/44	3,175	2,651,827

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/15/30(a)	3,770	$3,302,638
3.500%	10/15/51	17,225	11,791,951
3.750%	06/15/27	990	933,139
4.300%	03/04/24	9,900	9,770,132
4.850%	03/01/48	3,650	3,109,747
4.900%	01/15/45(a)	9,062	7,707,168
5.300%	08/15/52	7,130	6,422,911
5.400%	03/04/44	16,409	14,970,813
5.750%	06/24/44(a)	13,955	13,297,991
5.800%	11/15/43	3,434	3,270,089
6.300%	04/15/40	12,660	12,966,420

			874,113,104

Real Estate — 0.0%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
3.875%	03/20/27	4,600	4,220,719

Real Estate Investment Trusts (REITs) — 0.9%
Brandywine Operating Partnership LP,
Gtd. Notes
4.550%	10/01/29(a)	1,265	1,053,717
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25	5,300	5,087,996
3.900%	03/15/27	11,645	10,738,480
4.125%	05/15/29	6,449	5,762,093
Service Properties Trust,
Sr. Unsec’d. Notes
4.350%	10/01/24	10,000	9,111,634
Simon Property Group LP,
Sr. Unsec’d. Notes
3.800%	07/15/50(a)	4,300	3,150,620
SITE Centers Corp.,
Sr. Unsec’d. Notes
3.625%	02/01/25	3,719	3,514,081
4.700%	06/01/27	2,020	1,897,558
Ventas Realty LP,
Gtd. Notes
4.000%	03/01/28	11,554	10,680,443
4.400%	01/15/29	17,246	16,108,483
Welltower, Inc.,
Sr. Unsec’d. Notes
2.750%	01/15/31	6,635	5,304,583
3.100%	01/15/30(a)	7,500	6,332,564
4.000%	06/01/25(a)	12,865	12,536,226
4.250%	04/01/26	3,070	2,975,028
4.250%	04/15/28	9,620	9,028,755
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
4.000%	04/15/30	5,600	5,109,517
7.375%	03/15/32(a)	3,992	4,422,034

			112,813,812

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#	Value

CORPORATE BONDS (continued)
Retail — 1.8%
Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A
3.550%	07/26/27		20,000	$18,388,768
4.500%	07/26/47		15,758	12,396,094
AutoNation, Inc.,
Sr. Unsec’d. Notes
2.400%	08/01/31		4,570	3,283,084
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.750%	04/18/29		9,490	8,788,474
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24	(a)	17,675	17,045,589
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25		5,000	4,883,066
4.200%	05/15/28		29,165	27,983,346
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.900%	06/15/47	(a)	20,500	16,942,596
4.200%	04/01/43	(a)	5,422	4,747,389
4.250%	04/01/46	(a)	9,395	8,180,132
4.400%	03/15/45		15,945	14,244,177
5.875%	12/16/36		8,382	8,968,693
Macy’s Retail Holdings LLC,
Gtd. Notes
4.300%	02/15/43		8,994	5,429,293
5.125%	01/15/42		1,875	1,214,157
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.200%	04/01/50		4,675	3,909,659
4.600%	05/26/45		5,325	4,740,877
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.900%	06/01/29		7,745	7,206,751
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25		4,500	4,334,506
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
4.100%	04/15/50		43,293	31,856,687
4.650%	06/01/46		1,002	798,772
Walmart, Inc.,
Sr. Unsec’d. Notes
4.500%	09/09/52	(a)	9,335	8,907,730

				214,249,840

Savings & Loans — 0.0%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.363%(ff)	08/01/24		1,765	1,742,452

Semiconductors — 1.0%
Broadcom, Inc.,
Gtd. Notes, 144A
3.500%	02/15/41		10,000	7,159,149
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35		50,673	37,176,569

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
Entegris Escrow Corp.,
Sr. Sec’d. Notes, 144A
4.750%	04/15/29(a)		33,530	$30,667,747
Intel Corp.,
Sr. Unsec’d. Notes
4.750%	03/25/50(a)		7,521	6,558,198
4.900%	08/05/52(a)		11,229	9,976,054
5.050%	08/05/62(a)		5,630	4,967,851
Microchip Technology, Inc.,
Sr. Unsec’d. Notes
4.333%	06/01/23(a)		26,200	26,080,884

				122,586,452

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.,
Gtd. Notes
3.483%	12/01/27		3,440	3,123,240

Software — 2.6%
Fidelity National Information Services, Inc.,
Gtd. Notes
0.750%	05/21/23	EUR	18,000	19,120,333
Fiserv, Inc.,
Sr. Unsec’d. Notes
0.375%	07/01/23	EUR	23,075	24,431,594
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50		19,949	13,294,162
2.675%	06/01/60		63,513	41,045,849
2.921%	03/17/52(h)		77,381	55,132,647
3.041%	03/17/62		45,717	31,844,712
Oracle Corp.,
Sr. Unsec’d. Notes
3.600%	04/01/40		5,000	3,692,127
3.600%	04/01/50		8,279	5,648,049
3.800%	11/15/37		21,055	16,609,889
3.900%	05/15/35(a)		7,346	6,121,876
3.950%	03/25/51		1,920	1,383,344
4.000%	07/15/46		30,190	22,171,378
4.100%	03/25/61		4,000	2,793,065
4.125%	05/15/45		1,300	981,305
4.300%	07/08/34		12,200	10,749,184
4.375%	05/15/55		30,959	23,773,267
6.900%	11/09/52		26,335	28,498,104
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
4.200%	09/15/28(a)		5,985	5,773,716

				313,064,601

Telecommunications — 3.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/41(a)		36,400	27,166,023
3.500%	09/15/53		71,137	48,399,442
3.550%	09/15/55		69,667	47,054,386
3.650%	09/15/59		132,309	89,568,632
3.800%	12/01/57		22,245	15,417,743
4.500%	05/15/35(a)		22,285	20,268,570

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
4.650%	06/01/44	19,400	$16,344,222
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.625%	12/15/30	1,675	2,007,906
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes
8.750%	06/15/30	1,000	1,178,623
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
4.600%	05/23/29	27,700	26,310,593
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24	8,786	8,312,083
T-Mobile USA, Inc.,
Gtd. Notes
3.000%	02/15/41	27,795	19,621,653
3.300%	02/15/51	24,035	16,020,175
4.375%	04/15/40(a)	3,205	2,749,785
4.500%	04/15/50(a)	4,300	3,550,506
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40	6,875	4,640,734
3.700%	03/22/61	49,135	34,440,574
4.000%	03/22/50(a)	14,305	11,215,688

			394,267,338

Transportation — 1.4%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.150%	04/01/45(a)	3,535	3,022,041
4.375%	09/01/42	8,705	7,723,981
4.400%	03/15/42	10,600	9,551,939
4.450%	03/15/43(a)	11,312	10,118,665
4.550%	09/01/44	2,455	2,228,665
4.700%	09/01/45	3,040	2,796,134
5.050%	03/01/41(a)	1,620	1,581,858
5.150%	09/01/43	3,133	3,069,292
Canadian National Railway Co. (Canada),
Sr. Unsec’d. Notes
4.400%	08/05/52	6,500	5,831,576
4.500%	11/07/43	2,000	1,728,170
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
4.800%	09/15/35	1,645	1,534,217
6.125%	09/15/2115	14,400	14,569,011
CSX Corp.,
Sr. Unsec’d. Notes
2.600%	11/01/26	5,890	5,435,089
3.350%	11/01/25(a)	10,250	9,830,795
4.500%	08/01/54	10,400	8,843,052
4.750%	05/30/42	5,000	4,570,422
5.500%	04/15/41	1,682	1,689,774
6.150%	05/01/37	1,000	1,067,210
6.220%	04/30/40	531	574,546
FedEx Corp.,
Gtd. Notes
4.100%	04/15/43	825	643,561

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
4.250%	05/15/30(a)	5,095	$4,803,412
4.500%	02/01/65	2,115	1,554,715
4.550%	04/01/46(a)	6,975	5,677,827
4.750%	11/15/45	2,925	2,477,568
5.100%	01/15/44(a)	3,084	2,745,668
Kansas City Southern,
Gtd. Notes
4.300%	05/15/43	2,680	2,228,103
4.950%	08/15/45	10,000	9,030,415
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
3.942%	11/01/47	3,667	2,956,225
3.950%	10/01/42	1,140	938,878
4.050%	08/15/52	1,585	1,276,283
4.100%	05/15/2121	10,745	7,485,768
4.650%	01/15/46	700	619,722
4.800%	08/15/43	852	741,669
4.837%	10/01/41	1,080	993,043
5.590%	05/17/25	3,000	3,024,597
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.973%	09/16/62	1,400	895,974
3.350%	08/15/46	4,300	3,130,975
3.799%	04/06/71	23,845	17,603,617
3.875%	02/01/55	4,805	3,800,799
3.950%	08/15/59	5,100	4,007,970

			172,403,226

Trucking & Leasing — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
1.700%	06/15/26(a)	4,325	3,777,282
3.400%	11/15/26	4,275	3,923,440
4.125%	08/01/23	20,000	19,825,443

			27,526,165

Water — 0.1%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.750%	09/01/47	7,370	5,740,162
Aquarion Co.,
Sr. Unsec’d. Notes, 144A
4.000%	08/15/24	5,000	4,912,506

			10,652,668

TOTAL CORPORATE BONDS (cost $12,543,678,129)			10,493,105,649

MUNICIPAL BONDS — 1.7%
California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	7,300	8,404,666
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs
6.603%	07/01/50	8,000	9,343,789

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

MUNICIPAL BONDS (continued)
California (cont’d.)
Los Angeles Department of Water & Power, Water System Revenue,
Taxable, Revenue Bonds, BABs, Series C
6.008%	07/01/39	1,050	$1,133,269
Regents of the University of California Medical Center Pooled Revenue,
Taxable, Revenue Bonds, Series Q
4.563%	05/15/53	4,375	3,796,616

			22,678,340

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds, Series A
4.814%	10/01/2114	5,000	4,326,050

Illinois — 0.1%
Illinois State Toll Highway Authority,
Revenue Bonds, BABs, Series B
5.851%	12/01/34	100	104,227
State of Illinois,
General Obligation Unlimited, Taxable
5.100%	06/01/33	7,605	7,272,620

			7,376,847

Michigan — 0.2%
Michigan State University,
Taxable, Revenue Bonds, Series A
4.165%	08/15/2122	5,450	4,025,668
University of Michigan,
Revenue Bonds, Series C
3.599%	04/01/47	5,000	4,229,691
Taxable, Revenue Bonds, Series A
4.454%	04/01/2122	19,144	15,557,243
Taxable, Revenue Bonds, Series B
2.437%	04/01/40	4,810	3,428,872

			27,241,474

Missouri — 0.1%
Health & Educational Facilities Authority of the State of Missouri,
Taxable, Revenue Bonds, Series A
3.652%	08/15/57	19,000	14,352,400
Missouri Highway & Transportation Commission,
Revenue Bonds, BABs
5.445%	05/01/33	325	334,839

			14,687,239

New Jersey — 0.3%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	29,125	35,001,983
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	5,145	6,362,935

			41,364,918

New York — 0.0%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	1,100	1,137,070

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

MUNICIPAL BONDS (continued)
Ohio — 0.1%
Ohio State University (The),
Taxable, Revenue Bonds, Series A
4.048%	12/01/56	6,089	$5,146,289
4.800%	06/01/2111	1,300	1,092,401

			6,238,690

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39	7,575	8,165,845
University of Pittsburgh-of the Commonwealth System of Higher Education,
Taxable, Revenue Bonds
3.555%	09/15/2119	5,575	3,470,876

			11,636,721

Puerto Rico — 0.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1
5.000%	07/01/58	13,722	12,413,393

Texas — 0.3%
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series A
4.087%	11/01/51	1,025	866,129
North Texas Tollway Authority,
Taxable, Revenue Bonds, BABs, Series B
6.718%	01/01/49	5,410	6,482,628
Permanent University Fund - University of Texas System,
Taxable, Revenue Bonds, Series A
3.376%	07/01/47	16,940	13,291,672
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	22,905	17,108,040

			37,748,469

Virginia — 0.2%
University of Virginia,
Taxable, Revenue Bonds, Series B
2.584%	11/01/51	15,810	10,077,844
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	10,570	7,799,525

			17,877,369

TOTAL MUNICIPAL BONDS (cost $249,081,566)			204,726,580

SOVEREIGN BOND — 0.2%
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
2.950%	01/11/23	23,800	23,761,920

(cost $23,799,856)
U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Bonds
1.875%	11/15/51(k)	8,000	5,092,500
2.250%	02/15/52(k)	9,200	6,429,938
2.875%	05/15/52(h)(k)	25,000	20,132,813
3.000%	08/15/52(h)	21,255	17,621,723
4.000%	11/15/42	125	122,480

SEE NOTES TO FINANCIAL STATEMENTS.

A 239

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
0.625%	08/15/30(k)	4,800	$3,777,750
1.375%	11/15/31(k)	2,195	1,787,553
4.125%	11/15/32(k)	2,770	2,825,400

TOTAL U.S. TREASURY OBLIGATIONS (cost $63,868,782)			57,790,157

		Shares
PREFERRED STOCKS — 0.2%
Capital Markets — 0.1%
State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(oo)		335,000	7,875,850

Diversified Financial Services — 0.1%
SCE Trust V, 5.450%(c), 3 Month LIBOR + 3.790%, Series K, Maturing 03/15/26(oo)		565,000	10,983,600

TOTAL PREFERRED STOCKS (cost $22,500,000)			18,859,450

TOTAL LONG-TERM INVESTMENTS (cost $13,904,883,241)			11,729,985,636

SHORT-TERM INVESTMENTS — 3.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)		101,887,163	101,887,163
PGIM Institutional Money Market Fund (cost $295,254,497; includes $293,958,062 of cash collateral for securities on loan)(b)(wa)		295,464,225	295,316,493

TOTAL SHORT-TERM INVESTMENTS (cost $397,141,660)			397,203,656

TOTAL INVESTMENTS—101.1% (cost $14,302,024,901)			12,127,189,292
Liabilities in excess of other assets(z) — (1.1)%			(135,462,438)

NET ASSETS — 100.0%			$11,991,726,854

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $288,551,315; cash collateral of $293,958,062 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $25,249,863. The aggregate value of $23,352,247 is 0.2% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(oo)	Perpetual security. Maturity date represents next call date.

(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
49	2 Year U.S. Treasury Notes	Mar. 2023	$10,048,828	$(2,036)
13,212	10 Year U.S. Treasury Notes	Mar. 2023	1,483,666,379	(5,619,268)
1,392	10 Year U.S. Ultra Treasury Notes	Mar. 2023	164,647,500	(669,303)

				(6,290,607)

Short Positions:
99	5 Year Euro-Bobl	Mar. 2023	12,266,554	409,833
4,906	5 Year U.S. Treasury Notes	Mar. 2023	529,503,059	208,416
1,804	10 Year Euro-Bund	Mar. 2023	256,700,033	16,892,915
1,857	20 Year U.S. Treasury Bonds	Mar. 2023	232,763,344	906,397

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
598	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	$80,318,875	$4,755,321
93	Euro Schatz Index	Mar. 2023	10,494,756	128,846

				23,301,728

				$17,011,121

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/12/23	BNP	EUR	245,950	$254,937,505	$263,518,806	$—	$(8,581,301)
Expiring 01/12/23	BOA	EUR	9,600	9,939,183	10,285,751	—	(346,568)

				$264,876,688	$273,804,557	$—	$(8,927,869)

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.39.V1	12/20/32	1.000%(Q)	821,920	$18,987,241	$10,998,392	$(7,988,849)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CIGM	$29,915,000	$26,251,070

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$98,936,940	$—
Commercial Mortgage-Backed Securities	—	832,804,940	—
Corporate Bonds	—	10,493,105,649	—
Municipal Bonds	—	204,726,580	—
Sovereign Bond	—	23,761,920	—
U.S. Treasury Obligations	—	57,790,157	—
Preferred Stocks	18,859,450	—	—
Short-Term Investments
Affiliated Mutual Funds	397,203,656	—	—

Total	$416,063,106	$11,711,126,186	$—

Other Financial Instruments*
Assets
Futures Contracts	$23,301,728	$—	$—

Liabilities
Futures Contracts	$(6,290,607)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(8,927,869)	—
Centrally Cleared Credit Default Swap Agreement	—	(7,988,849)	—

Total	$(6,290,607)	$(16,916,718)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Electric	12.6%
Banks	10.3
Pipelines	7.3
Commercial Mortgage-Backed Securities	6.9
Pharmaceuticals	6.8
Oil & Gas	5.3
Media	4.2
Affiliated Mutual Funds (2.5% represents investments purchased with collateral from securities on loan)	3.3
Telecommunications	3.3

Healthcare-Services	3.1%
Chemicals	2.9
Software	2.6
Beverages	2.5
Foods	2.2
Insurance	2.1
Mining	2.0
Retail	1.8
Municipal Bonds	1.7
Aerospace & Defense	1.7

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Transportation	1.4%
Auto Manufacturers	1.4
Commercial Services	1.3
Computers	1.2
Gas	1.2
Healthcare-Products	1.1
Semiconductors	1.0
Real Estate Investment Trusts (REITs)	0.9
Building Materials	0.9
Collateralized Loan Obligations	0.8
Biotechnology	0.8
Agriculture	0.7
Internet	0.6
Airlines	0.5
U.S. Treasury Obligations	0.5
Office/Business Equipment	0.5
Machinery-Diversified	0.4
Entertainment	0.4
Lodging	0.4
Household Products/Wares	0.4
Miscellaneous Manufacturing	0.3
Oil & Gas Services	0.3
Trucking & Leasing	0.2

Diversified Financial Services	0.2%
Sovereign Bond	0.2
Distribution/Wholesale	0.2
Engineering & Construction	0.1
Packaging & Containers	0.1
Environmental Control	0.1
Water	0.1
Home Builders	0.1
Iron/Steel	0.1
Capital Markets	0.1
Electronics	0.0	*
Real Estate	0.0	*
Forest Products & Paper	0.0	*
Shipbuilding	0.0	*
Machinery-Construction & Mining	0.0	*
Savings & Loans	0.0	*

	101.1
Liabilities in excess of other assets	(1.1)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$7,988,849	*
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	8,927,869
Interest rate contracts	Due from/to broker-variation margin futures	23,301,728	*	Due from/to broker-variation margin futures	6,290,607	*

		$23,301,728			$23,207,325

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(1,631,130)
Foreign exchange contracts	—	28,649,800	—
Interest rate contracts	(34,340,972)	—	—

Total	$(34,340,972)	$28,649,800	$(1,631,130)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(7,988,849)
Foreign exchange contracts	—	(5,927,903)	—
Interest rate contracts	4,644,489	—	—

Total	$4,644,489	$(5,927,903)	$(7,988,849)

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$1,853,106,956
Futures Contracts - Short Positions (1)	1,130,378,492
Forward Foreign Currency Exchange Contracts - Purchased (2)	157,614,993
Forward Foreign Currency Exchange Contracts - Sold (2)	431,161,254
Credit Default Swap Agreements - Buy Protection (1)	657,536,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$288,551,315	$(288,551,315)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets /(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP	$—	$(8,581,301)	$(8,581,301)	$7,938,947	$(642,354)
BOA	—	(346,568)	(346,568)	319,418	(27,150)

	$—	$(8,927,869)	$(8,927,869)	$8,258,365	$(669,504)

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $288,551,315:
Unaffiliated investments (cost $13,904,883,241)	$11,729,985,636
Affiliated investments (cost $397,141,660)	397,203,656
Cash	1,169,119
Foreign currency, at value (cost $98,244)	98,594
Dividends and interest receivable	141,067,557
Deposit with broker for centrally cleared/exchange-traded derivatives	29,915,000
Due from broker-variation margin futures	1,142,077
Due from broker-variation margin swaps	55,939
Prepaid expenses and other assets	854,862

Total Assets	12,301,492,440

LIABILITIES
Payable to broker for collateral for securities on loan	293,958,062
Unrealized depreciation on OTC forward foreign currency exchange contracts	8,927,869
Accrued expenses and other liabilities	2,442,723
Payable for Portfolio shares purchased	2,128,094
Management fee payable	1,888,033
Distribution fee payable	413,258
Trustees’ fees payable	7,010
Affiliated transfer agent fee payable	537

Total Liabilities	309,765,586

NET ASSETS	$11,991,726,854

Net assets were comprised of: Partners’ Equity	$11,991,726,854

Net asset value and redemption price per share, $11,991,726,854 / 979,723,614 outstanding shares of beneficial interest	$12.24

STATEMENT OF OPERATIONS Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$571,427,958
Affiliated dividend income	3,774,673
Unaffiliated dividend income	1,217,775
Income from securities lending, net (including affiliated income of $561,815)	589,160

Total income	577,009,566

EXPENSES
Management fee	64,097,237
Distribution fee	33,933,381
Custodian and accounting fees	615,237
Trustees’ fees	217,340
Legal fees and expenses	101,414
Audit fee	46,200
Shareholders’ reports	7,979
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,925
Miscellaneous	283,118

Total expenses	99,309,831

NET INVESTMENT INCOME (LOSS)	477,699,735

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(67,211))	(166,506,974)
Futures transactions	(34,340,972)
Forward currency contract transactions	28,649,800
Swap agreements transactions	(1,631,130)
Foreign currency transactions	(318,468)

(174,147,744)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $94,193)	(3,786,340,097)
Futures	4,644,489
Forward currency contracts	(5,927,903)
Swap agreements	(7,988,849)
Foreign currencies	4,943,714

(3,790,668,646)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(3,964,816,390)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,487,116,655)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$477,699,735	$492,980,991
Net realized gain (loss) on investment and foreign currency transactions	(174,147,744)	373,809,812
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(3,790,668,646)	(957,622,702)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,487,116,655)	(90,831,899)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares purchased [109,781,143 and 100,011,473 shares, respectively]	(1,434,908,420)	(1,531,075,670)

TOTAL INCREASE (DECREASE)	(4,922,025,075)	(1,621,907,569)
NET ASSETS:
Beginning of year	16,913,751,929	18,535,659,498

End of year	$11,991,726,854	$16,913,751,929

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.52	$15.58	$13.83	$11.65	$12.34
Income (Loss) From Investment Operations:
Net investment income (loss)	0.46	0.43	0.43	0.44	0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.74)	(0.49)	1.32	1.74	(1.11)

Total from investment operations	(3.28)	(0.06)	1.75	2.18	(0.69)

Net Asset Value, end of year	$12.24	$15.52	$15.58	$13.83	$11.65

Total Return(b)	(21.13)%	(0.39)%	12.65%	18.71%	(5.59)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$11,992	$16,914	$18,536	$16,305	$11,242
Average net assets (in millions)	$13,573	$17,448	$17,453	$14,016	$10,301
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.73%	0.72%	0.72%	0.73%	0.74%
Expenses before waivers and/or expense reimbursement	0.73%	0.72%	0.72%	0.73%	0.74%
Net investment income (loss)	3.52%	2.83%	2.98%	3.35%	3.57%
Portfolio turnover rate(d)	12%	12%	15%	43%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST QUANTITATIVE MODELING PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 94.5%
AFFILIATED MUTUAL FUNDS — 28.3%
AST ClearBridge Dividend Growth Portfolio*	810,738	$21,849,397
AST Emerging Markets Equity Portfolio*	643,252	5,171,746
AST Global Bond Portfolio*	6,052,016	64,514,492
AST High Yield Portfolio*	806,841	8,867,185
AST International Growth Portfolio*	668,302	14,455,372
AST International Value Portfolio*	749,611	15,471,967
AST Large-Cap Growth Portfolio*	1,018,745	51,416,056
AST Large-Cap Value Portfolio*	1,288,135	56,149,789
AST Small-Cap Growth Portfolio*	300,335	17,899,987
AST Small-Cap Value Portfolio*	546,339	18,198,550
AST T. Rowe Price Natural Resources Portfolio*	551,401	15,946,509

TOTAL AFFILIATED MUTUAL FUNDS (cost $305,447,452)(wd)		289,941,050

COMMON STOCKS — 35.5%
Aerospace & Defense — 0.5%
BAE Systems PLC (United Kingdom)	19,076	197,025
General Dynamics Corp.	5,100	1,265,361
HEICO Corp.	1,700	261,188
Howmet Aerospace, Inc.	17,700	697,557
Kongsberg Gruppen ASA (Norway)	884	37,626
Lockheed Martin Corp.	2,700	1,313,523
MTU Aero Engines AG (Germany)	326	70,134
Raytheon Technologies Corp.	4,600	464,232
Textron, Inc.	12,300	870,840
Thales SA (France)	598	76,406

		5,253,892

Air Freight & Logistics — 0.1%
FedEx Corp.	5,900	1,021,880
United Parcel Service, Inc. (Class B Stock)	1,600	278,144

		1,300,024

Airlines — 0.2%
Alaska Air Group, Inc.*	11,800	506,692
Deutsche Lufthansa AG (Germany)*	71,628	590,435
Qantas Airways Ltd. (Australia)*	6,500	26,310
Singapore Airlines Ltd. (Singapore)	6,000	24,773
Southwest Airlines Co.*	2,400	80,808
United Airlines Holdings, Inc.*	14,300	539,110

		1,768,128

Auto Components — 0.0%
BorgWarner, Inc.	10,900	438,725

Automobiles — 0.6%
Bayerische Motoren Werke AG (Germany)	493	43,648
Ferrari NV (Italy)	750	160,829
General Motors Co.	31,800	1,069,752
Honda Motor Co. Ltd. (Japan)	9,000	205,281
Isuzu Motors Ltd. (Japan)	2,900	33,619
Mazda Motor Corp. (Japan)	39,000	292,346
Mercedes-Benz Group AG (Germany)	4,057	265,307
Nissan Motor Co. Ltd. (Japan)	13,200	41,309

	Shares	Value

COMMON STOCKS (continued)
Automobiles (cont’d.)
Stellantis NV	21,992	$312,514
Subaru Corp. (Japan)	35,800	542,015
Suzuki Motor Corp. (Japan)	1,900	60,852
Tesla, Inc.*	23,600	2,907,048
Toyota Motor Corp. (Japan)	23,500	320,600

		6,255,120

Banks — 1.7%
ABN AMRO Bank NV (Netherlands), 144A, CVA	45,885	635,414
ANZ Group Holdings Ltd. (Australia)	49,436	796,360
Bank Hapoalim BM (Israel)	6,820	61,407
Bank Leumi Le-Israel BM (Israel)	26,491	220,638
Bank of America Corp.	52,900	1,752,048
Barclays PLC (United Kingdom)	379,314	721,763
Citigroup, Inc.	32,800	1,483,544
Citizens Financial Group, Inc.	22,700	893,699
Commerzbank AG (Germany)*	5,977	55,883
Commonwealth Bank of Australia (Australia)	9,350	649,403
Cullen/Frost Bankers, Inc.	1,400	187,180
DBS Group Holdings Ltd. (Singapore)	24,500	620,134
DNB Bank ASA (Norway)	24,887	491,521
FinecoBank Banca Fineco SpA (Italy)	2,639	43,824
HSBC Holdings PLC (United Kingdom)	32,721	202,790
ING Groep NV (Netherlands)	23,467	285,855
Israel Discount Bank Ltd. (Israel) (Class A Stock)	6,534	34,303
JPMorgan Chase & Co.	16,200	2,172,420
KBC Group NV (Belgium)	1,248	80,353
Lloyds Banking Group PLC (United Kingdom)	1,224,276	668,105
M&T Bank Corp.	800	116,048
Mediobanca Banca di Credito Finanziario SpA (Italy)	3,360	32,286
Mizrahi Tefahot Bank Ltd. (Israel)	1,008	32,534
NatWest Group PLC (United Kingdom)	29,773	94,953
Nordea Bank Abp (Finland)	19,721	211,251
Oversea-Chinese Banking Corp. Ltd. (Singapore)	52,000	472,994
Pinnacle Financial Partners, Inc.	2,000	146,800
PNC Financial Services Group, Inc. (The)	600	94,764
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	10,085	116,107
Swedbank AB (Sweden) (Class A Stock)	4,884	83,072
Truist Financial Corp.	28,700	1,234,960
U.S. Bancorp	7,300	318,353
United Overseas Bank Ltd. (Singapore)	6,800	155,760
Wells Fargo & Co.	49,100	2,027,339
Wintrust Financial Corp.	1,000	84,520

		17,278,385

Beverages — 0.6%
Coca-Cola Co. (The)	35,200	2,239,072
Constellation Brands, Inc. (Class A Stock)	2,200	509,850

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Beverages (cont’d.)
Diageo PLC (United Kingdom)	941	$41,189
Heineken Holding NV (Netherlands)	678	52,362
Heineken NV (Netherlands)	1,453	136,862
PepsiCo, Inc.	15,700	2,836,362

		5,815,697

Biotechnology — 0.7%
AbbVie, Inc.	9,500	1,535,295
Alnylam Pharmaceuticals, Inc.*	400	95,060
Amgen, Inc.	1,200	315,168
BioMarin Pharmaceutical, Inc.*	5,400	558,846
CSL Ltd.	209	40,754
Genmab A/S (Denmark)*	375	158,548
Gilead Sciences, Inc.	14,000	1,201,900
Horizon Therapeutics PLC*	10,500	1,194,900
Moderna, Inc.*	500	89,810
Regeneron Pharmaceuticals, Inc.*	300	216,447
United Therapeutics Corp.*	2,200	611,798
Vertex Pharmaceuticals, Inc.*	4,500	1,299,510

		7,318,036

Building Products — 0.1%
Assa Abloy AB (Sweden) (Class B Stock)	7,410	159,384
Builders FirstSource, Inc.*	7,600	493,088
Carrier Global Corp.	9,200	379,500
Cie de Saint-Gobain (France)	1,909	93,390
Johnson Controls International PLC	3,200	204,800
Lixil Corp. (Japan)	3,700	55,781
Nibe Industrier AB (Sweden) (Class B Stock)	9,204	85,908

		1,471,851

Capital Markets — 1.2%
3i Group PLC (United Kingdom)	10,540	169,982
abrdn PLC (United Kingdom)	13,540	30,768
Bank of New York Mellon Corp. (The)	23,600	1,074,272
Carlyle Group, Inc. (The)	26,800	799,712
Charles Schwab Corp. (The)	19,700	1,640,222
CME Group, Inc.	600	100,896
Daiwa Securities Group, Inc. (Japan)	7,500	33,141
Deutsche Bank AG (Germany)	61,485	691,188
Deutsche Boerse AG (Germany)	1,062	182,866
Goldman Sachs Group, Inc. (The)	4,800	1,648,224
Hargreaves Lansdown PLC (United Kingdom)	3,108	32,006
Interactive Brokers Group, Inc. (Class A Stock)	2,800	202,580
Intercontinental Exchange, Inc.	6,300	646,317
Invesco Ltd.	21,500	386,785
Japan Exchange Group, Inc. (Japan)	2,800	40,356
Julius Baer Group Ltd. (Switzerland)	10,398	605,175
Macquarie Group Ltd. (Australia)	2,005	226,341
Morgan Stanley	4,600	391,092
MSCI, Inc.	1,700	790,789
Nasdaq, Inc.	14,500	889,575
Partners Group Holding AG (Switzerland)	123	108,915

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
S&P Global, Inc.	300	$100,482
Singapore Exchange Ltd. (Singapore)	9,300	62,188
State Street Corp.	2,100	162,897
UBS Group AG (Switzerland)	44,745	831,641

		11,848,410

Chemicals — 0.7%
Albemarle Corp.	4,000	867,440
BASF SE (Germany)	4,449	219,063
Clariant AG (Switzerland)*	1,460	23,187
Linde PLC (United Kingdom)	5,000	1,630,900
LyondellBasell Industries NV (Class A Stock)	10,600	880,118
Mitsubishi Chemical Group Corp. (Japan)	7,200	37,274
Mosaic Co. (The)	12,400	543,988
Nitto Denko Corp. (Japan)	900	51,835
OCI NV (Netherlands)	9,679	346,048
Sherwin-Williams Co. (The)	2,600	617,058
Shin-Etsu Chemical Co. Ltd. (Japan)	2,100	256,436
Solvay SA (Belgium)	3,660	370,048
Tosoh Corp. (Japan)	37,200	442,369
Valvoline, Inc.	8,400	274,260
Yara International ASA (Brazil)	12,394	544,307

		7,104,331

Commercial Services & Supplies — 0.1%
Securitas AB (Sweden) (Class B Stock)	3,175	26,494
Waste Management, Inc.	6,300	988,344

		1,014,838

Communications Equipment — 0.3%
Arista Networks, Inc.*	5,400	655,290
Cisco Systems, Inc.	48,600	2,315,304
Nokia OYJ (Finland)	26,988	125,378

		3,095,972

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	1,150	32,906
AECOM	6,600	560,538
Eiffage SA (France)	5,671	557,823
Kajima Corp. (Japan)	2,900	33,748
Vinci SA (France)	7,759	773,471

		1,958,486

Construction Materials — 0.1%
Eagle Materials, Inc.	5,600	743,960
HeidelbergCement AG (Germany)	728	41,252
Vulcan Materials Co.	1,200	210,132

		995,344

Consumer Finance — 0.1%
American Express Co.	1,400	206,850
Capital One Financial Corp.	5,800	539,168
Synchrony Financial	11,600	381,176

		1,127,194

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Containers & Packaging — 0.2%
Berry Global Group, Inc.	13,800	$833,934
Westrock Co.	22,600	794,616

		1,628,550

Distributors — 0.1%
D’ieteren Group (Belgium)	151	28,979
Genuine Parts Co.	900	156,159
LKQ Corp.	15,000	801,150

		986,288

Diversified Financial Services — 0.6%
Apollo Global Management, Inc.	14,900	950,471
Berkshire Hathaway, Inc. (Class B Stock)*	14,400	4,448,160
Investor AB (Sweden) (Class A Stock)	2,955	54,977
ORIX Corp. (Japan)	37,000	592,246

		6,045,854

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	89,700	1,651,377
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	112,598	193,163
Deutsche Telekom AG (Germany)	25,412	505,612
HKT Trust & HKT Ltd. (Hong Kong)	64,000	78,344
Koninklijke KPN NV (Netherlands)	14,452	44,733
Nippon Telegraph & Telephone Corp. (Japan)	1,400	39,926
Proximus SADP (Belgium)	2,772	26,763
Spark New Zealand Ltd. (New Zealand)	152,761	523,019
Swisscom AG (Switzerland)	140	76,694
Telefonica Deutschland Holding AG (Germany)	10,187	25,019
Telstra Group Ltd. (Australia)	17,200	46,516
Verizon Communications, Inc.	20,400	803,760

		4,014,926

Electric Utilities — 0.7%
Avangrid, Inc.(a)	10,900	468,482
CK Infrastructure Holdings Ltd. (Hong Kong)	4,500	23,481
Duke Energy Corp.	900	92,691
Endesa SA (Spain)	1,922	36,223
Enel SpA (Italy)	123,335	663,313
Entergy Corp.	8,200	922,500
Exelon Corp.	27,200	1,175,856
Fortum OYJ (Finland)	2,575	42,884
Iberdrola SA (Spain)	35,603	415,612
NextEra Energy, Inc.	22,200	1,855,920
NRG Energy, Inc.	16,200	515,484
Origin Energy Ltd. (Australia)	9,780	51,188
Power Assets Holdings Ltd. (Hong Kong)	8,000	43,724
Red Electrica Corp. SA (Spain)	2,604	45,279
SSE PLC (United Kingdom)	33,031	679,346
Terna - Rete Elettrica Nazionale (Italy)	8,442	62,346

		7,094,329

	Shares	Value

COMMON STOCKS (continued)
Electrical Equipment — 0.2%
ABB Ltd. (Switzerland)	4,788	$145,926
Acuity Brands, Inc.	2,000	331,220
Eaton Corp. PLC	2,200	345,290
Emerson Electric Co.	3,500	336,210
Fuji Electric Co. Ltd. (Japan)	900	33,965
Hubbell, Inc.	3,700	868,316
Prysmian SpA (Italy)	1,540	57,220
Sunrun, Inc.*	17,200	413,144

		2,531,291

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp. (Class A Stock)	5,400	411,156
Halma PLC (United Kingdom)	1,836	43,724
Hirose Electric Co. Ltd. (Japan)	800	100,337
Ibiden Co. Ltd. (Japan)	800	28,850
Keysight Technologies, Inc.*	3,100	530,317
TD SYNNEX Corp.	2,400	227,304
Venture Corp. Ltd. (Singapore)	18,900	240,903
Yokogawa Electric Corp. (Japan)	1,800	28,568

		1,611,159

Energy Equipment & Services — 0.2%
Halliburton Co.	29,300	1,152,955
Schlumberger Ltd.	11,200	598,752

		1,751,707

Entertainment — 0.4%
Electronic Arts, Inc.	5,100	623,118
Live Nation Entertainment, Inc.*	4,000	278,960
Madison Square Garden Sports Corp.(a)	600	109,998
Netflix, Inc.*	5,100	1,503,888
Nintendo Co. Ltd. (Japan)	6,200	260,689
Square Enix Holdings Co. Ltd. (Japan)	800	37,140
Walt Disney Co. (The)*	17,100	1,485,648

		4,299,441

Equity Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp.	4,500	953,370
Americold Realty Trust, Inc.	28,100	795,511
AvalonBay Communities, Inc.	3,000	484,560
Dexus (Australia)	6,465	33,942
Equinix, Inc.	1,400	917,042
Equity Residential	2,700	159,300
Essex Property Trust, Inc.	400	84,768
Goodman Group (Australia)	12,543	147,510
Host Hotels & Resorts, Inc.	5,100	81,855
Hudson Pacific Properties, Inc.	19,500	189,735
Japan Real Estate Investment Corp. (Japan)	122	535,860
Klepierre SA (France)*	23,613	545,003
Nomura Real Estate Master Fund, Inc. (Japan)	23	28,494
Prologis, Inc.	3,700	417,101
Public Storage	3,200	896,608
SBA Communications Corp.	2,500	700,775
Scentre Group (Australia)	28,009	54,521
Simon Property Group, Inc.	9,200	1,080,816

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Stockland (Australia)	10,054	$24,762
Unibail-Rodamco-Westfield (France)*	1,402	73,291
Ventas, Inc.	18,500	833,425
VICI Properties, Inc.(a)	4,200	136,080
Vicinity Ltd. (Australia)	25,389	34,283
Weyerhaeuser Co.	4,800	148,800

		9,357,412

Food & Staples Retailing — 0.5%
Albertson’s Cos., Inc. (Class A Stock)(a)	23,900	495,686
Carrefour SA (France)	3,214	53,757
Coles Group Ltd. (Australia)	6,312	71,550
Costco Wholesale Corp.	2,000	913,000
Endeavour Group Ltd. (Australia)	6,816	29,663
J Sainsbury PLC (United Kingdom)	11,963	31,377
Jeronimo Martins SGPS SA (Portugal)	1,596	34,530
Kesko OYJ (Finland) (Class B Stock)	9,004	198,954
Koninklijke Ahold Delhaize NV (Netherlands)	24,261	697,535
Kroger Co. (The)	9,200	410,136
Walgreens Boots Alliance, Inc.(a)	2,400	89,664
Walmart, Inc.	16,700	2,367,893
Woolworths Group Ltd. (Australia)	5,397	123,243

		5,516,988

Food Products — 0.6%
Archer-Daniels-Midland Co.	9,200	854,220
Bunge Ltd.	3,500	349,195
Conagra Brands, Inc.	7,400	286,380
Mondelez International, Inc. (Class A Stock)	10,400	693,160
Mowi ASA (Norway)	2,605	44,390
Nestle SA	15,212	1,757,130
Orkla ASA (Norway)	20,353	146,894
Pilgrim’s Pride Corp.*	22,700	538,671
Tyson Foods, Inc. (Class A Stock)	13,700	852,825
WH Group Ltd. (Hong Kong), 144A	690,500	402,726
Wilmar International Ltd. (China)	14,100	43,927

		5,969,518

Gas Utilities — 0.1%
Osaka Gas Co. Ltd. (Japan)	2,200	35,449
Snam SpA (Italy)	12,107	58,705
Tokyo Gas Co. Ltd. (Japan)	2,300	45,033
UGI Corp.	20,000	741,400

		880,587

Health Care Equipment & Supplies — 0.7%
Abbott Laboratories	12,900	1,416,291
Baxter International, Inc.	15,600	795,132
Becton, Dickinson & Co.	2,000	508,600
BioMerieux (France)	315	33,095
Cochlear Ltd. (Australia)	374	51,652
Dexcom, Inc.*	10,000	1,132,400
Edwards Lifesciences Corp.*	3,600	268,596
Hologic, Inc.*	1,400	104,734
Hoya Corp. (Japan)	1,200	114,934

	Shares	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
Medtronic PLC	20,600	$1,601,032
Olympus Corp. (Japan)	6,900	121,700
STERIS PLC	1,300	240,097
Straumann Holding AG (Switzerland)	633	72,587
Stryker Corp.	1,300	317,837
Zimmer Biomet Holdings, Inc.	6,600	841,500

		7,620,187

Health Care Providers & Services — 1.1%
Cardinal Health, Inc.(a)	8,100	622,647
Centene Corp.*	6,500	533,065
Cigna Corp.	4,800	1,590,432
CVS Health Corp.	13,700	1,276,703
Elevance Health, Inc.	500	256,485
Fresenius Medical Care AG & Co. KGaA (Germany)	1,173	38,313
Fresenius SE & Co. KGaA (Germany)	6,727	187,898
Humana, Inc.	500	256,095
McKesson Corp.	200	75,024
Molina Healthcare, Inc.*	2,200	726,484
Sonic Healthcare Ltd. (Australia)	26,130	531,772
Tenet Healthcare Corp.*	2,100	102,459
UnitedHealth Group, Inc.	8,900	4,718,602

		10,915,979

Health Care Technology — 0.0%
Teladoc Health, Inc.*(a)	8,000	189,200

Hotels, Restaurants & Leisure — 0.8%
Aristocrat Leisure Ltd. (Australia)	3,423	70,534
Booking Holdings, Inc.*	530	1,068,098
Caesars Entertainment, Inc.*	3,300	137,280
Chipotle Mexican Grill, Inc.*	420	582,746
Compass Group PLC (United Kingdom)	28,194	651,057
Evolution AB (Sweden), 144A	958	93,313
Genting Singapore Ltd. (Singapore)	50,400	35,968
Hilton Worldwide Holdings, Inc.	3,100	391,716
InterContinental Hotels Group PLC (United Kingdom)	1,007	57,780
La Francaise des Jeux SAEM (France), 144A	7,771	312,694
Las Vegas Sands Corp.*	2,300	110,561
Lottery Corp. Ltd. (The) (Australia)*	13,536	41,259
Marriott International, Inc. (Class A Stock)	6,900	1,027,341
McDonald’s Corp.	3,200	843,296
Oriental Land Co. Ltd. (Japan)	2,300	334,706
Sodexo SA (France)	3,764	360,134
Starbucks Corp.	16,700	1,656,640
Whitbread PLC (United Kingdom)	1,056	32,650

		7,807,773

Household Durables — 0.1%
Lennar Corp. (Class A Stock)	3,400	307,700
Lennar Corp. (Class B Stock)	3,700	276,686
Sekisui Chemical Co. Ltd. (Japan)	1,700	23,695

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Household Durables (cont’d.)
Sony Group Corp. (Japan)	2,400	$182,932

		791,013

Household Products — 0.5%
Colgate-Palmolive Co.	13,800	1,087,302
Henkel AG & Co. KGaA (Germany)	606	38,944
Kimberly-Clark Corp.	7,200	977,400
Procter & Gamble Co. (The)	16,900	2,561,364
Reckitt Benckiser Group PLC (United Kingdom)	9,432	653,792

		5,318,802

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	7,900	227,204
Meridian Energy Ltd. (New Zealand)	10,794	35,903
Vistra Corp.	23,900	554,480

		817,587

Industrial Conglomerates — 0.4%
3M Co.	10,800	1,295,136
General Electric Co.	1,100	92,169
Hitachi Ltd. (Japan)	5,400	271,708
Honeywell International, Inc.	7,300	1,564,390
Jardine Matheson Holdings Ltd. (Hong Kong)	3,200	162,787
Smiths Group PLC (United Kingdom)	29,298	562,289

		3,948,479

Insurance — 1.1%
AIA Group Ltd. (Hong Kong)	12,800	141,355
Allianz SE (Germany)	231	49,332
American International Group, Inc.	17,000	1,075,080
Aon PLC (Class A Stock)	1,500	450,210
AXA SA (France)	25,351	706,166
Chubb Ltd.	7,000	1,544,200
Dai-ichi Life Holdings, Inc. (Japan)	29,900	675,243
Gjensidige Forsikring ASA (Norway)	3,025	59,332
Hartford Financial Services Group, Inc. (The)	1,500	113,745
Japan Post Holdings Co. Ltd. (Japan)	73,800	620,950
Japan Post Insurance Co. Ltd. (Japan)	31,400	552,236
Marsh & McLennan Cos., Inc.	4,700	777,756
MetLife, Inc.	4,400	318,428
NN Group NV (Netherlands)	13,826	565,375
Poste Italiane SpA (Italy), 144A	54,270	529,484
Progressive Corp. (The)	10,400	1,348,984
Reinsurance Group of America, Inc.	3,400	483,106
Sampo OYJ (Finland) (Class A Stock)	7,519	392,714
T&D Holdings, Inc. (Japan)	3,000	42,944
Unum Group	15,600	640,068
W.R. Berkley Corp.	3,100	224,967
Zurich Insurance Group AG (Switzerland)	811	387,721

		11,699,396

Interactive Media & Services — 1.1%
Alphabet, Inc. (Class A Stock)*	48,100	4,243,863
Alphabet, Inc. (Class C Stock)*	43,800	3,886,374

	Shares	Value

COMMON STOCKS (continued)
Interactive Media & Services (cont’d.)
Meta Platforms, Inc. (Class A Stock)*	24,200	$2,912,228
Scout24 SE (Germany), 144A	630	31,710

		11,074,175

Internet & Direct Marketing Retail — 0.6%
Amazon.com, Inc.*	62,500	5,250,000
eBay, Inc.(a)	20,200	837,694
ZOZO, Inc. (Japan)	1,400	34,574

		6,122,268

IT Services — 1.3%
Accenture PLC (Class A Stock)	2,400	640,416
Automatic Data Processing, Inc.	6,300	1,504,818
Capgemini SE (France)	893	149,288
Computershare Ltd.	9,518	167,669
Concentrix Corp.	900	119,844
DXC Technology Co.*	15,200	402,800
Edenred (France)	2,489	135,465
EPAM Systems, Inc.*	2,200	721,028
Fidelity National Information Services, Inc.	10,600	719,210
Gartner, Inc.*	2,000	672,280
GMO Payment Gateway, Inc. (Japan)	400	33,080
GoDaddy, Inc. (Class A Stock)*	3,200	239,424
International Business Machines Corp.	3,800	535,382
Mastercard, Inc. (Class A Stock)	7,900	2,747,067
NEC Corp. (Japan)	1,400	49,097
NTT Data Corp. (Japan)	3,500	51,005
Otsuka Corp. (Japan)	15,600	491,718
PayPal Holdings, Inc.*	2,900	206,538
SCSK Corp. (Japan)	2,200	33,301
SS&C Technologies Holdings, Inc.	10,300	536,218
TIS, Inc. (Japan)	3,000	78,845
VeriSign, Inc.*	1,300	267,072
Visa, Inc. (Class A Stock)(a)	15,300	3,178,728

		13,680,293

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	600	37,608
Shimano, Inc. (Japan)	500	79,009

		116,617

Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	6,200	927,830
Avantor, Inc.*	40,700	858,363
Danaher Corp.	3,400	902,428
IQVIA Holdings, Inc.*	2,700	553,203
Sotera Health Co.*	82,700	688,891
Syneos Health, Inc.*	3,300	121,044
Thermo Fisher Scientific, Inc.	1,800	991,242

		5,043,001

Machinery — 0.9%
AGCO Corp.	3,100	429,939
Atlas Copco AB (Sweden) (Class A Stock)	58,226	689,885
Atlas Copco AB (Sweden) (Class B Stock)	9,248	98,673

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Caterpillar, Inc	5,700	$1,365,492
CNH Industrial NV (United Kingdom)	5,841	93,701
Daimler Truck Holding AG (Germany)*	2,256	69,353
Deere & Co.	2,600	1,114,776
Epiroc AB (Sweden) (Class A Stock)	3,404	61,984
Epiroc AB (Sweden) (Class B Stock)	1,806	29,054
Esab Corp.	6,000	281,520
Gates Industrial Corp. PLC*	33,400	381,094
GEA Group AG (Germany)	6,002	244,087
Hitachi Construction Machinery Co. Ltd. (Japan)	22,000	490,302
IDEX Corp.	3,100	707,823
Indutrade AB (Sweden)	1,400	28,391
Komatsu Ltd. (Japan)	28,700	620,325
Lincoln Electric Holdings, Inc.	1,600	231,184
PACCAR, Inc.	9,500	940,215
Rational AG (Germany)	46	27,316
Sandvik AB (Sweden)	3,154	56,998
Spirax-Sarco Engineering PLC (United Kingdom)	420	53,647
Timken Co. (The)	7,200	508,824
Volvo AB (Sweden) (Class B Stock)	39,263	709,231

		9,233,814

Marine — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	18	39,669
AP Moller - Maersk A/S (Denmark) (Class B Stock)	29	64,920
Kuehne + Nagel International AG (Switzerland)	312	72,535
Nippon Yusen KK (Japan)	2,400	56,594
SITC International Holdings Co. Ltd. (China)	60,000	132,986

		366,704

Media — 0.3%
Comcast Corp. (Class A Stock)	43,800	1,531,686
Dentsu Group, Inc. (Japan)	10,500	329,392
DISH Network Corp. (Class A Stock)*	8,400	117,936
Fox Corp. (Class A Stock)	8,000	242,960
Informa PLC (United Kingdom)	9,685	72,248
Publicis Groupe SA (France)	9,414	601,388
WPP PLC (United Kingdom)	5,312	52,483

		2,948,093

Metals & Mining — 0.5%
ArcelorMittal SA (Luxembourg)	2,417	63,766
BHP Group Ltd. (Australia)	42,378	1,312,741
BlueScope Steel Ltd. (Australia)	49,082	559,399
Boliden AB (Sweden)	1,225	46,014
Fortescue Metals Group Ltd. (Australia)	10,395	145,292
Glencore PLC (Australia)	143,634	957,844
IGO Ltd. (Australia)	3,912	35,784
Nippon Steel Corp. (Japan)	33,900	588,204
Norsk Hydro ASA (Norway)	8,074	60,332
Nucor Corp.	600	79,086
Pilbara Minerals Ltd. (Australia)*	14,175	35,895

	Shares	Value

COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Reliance Steel & Aluminum Co.	400	$80,976
Rio Tinto Ltd. (Australia)	2,301	181,608
South32 Ltd. (Australia)	24,058	65,958
Steel Dynamics, Inc.	8,100	791,370
voestalpine AG (Austria)	1,200	31,787

		5,036,056

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Rithm Capital Corp.	59,600	486,932

Multiline Retail — 0.2%
Dollar General Corp.	3,800	935,750
Macy’s, Inc.	32,300	666,995
Wesfarmers Ltd. (Australia)	5,418	168,973

		1,771,718

Multi-Utilities — 0.3%
Dominion Energy, Inc.	3,300	202,356
DTE Energy Co.	4,000	470,120
E.ON SE (Germany)	64,974	645,972
Engie SA (France)	45,888	656,478
Public Service Enterprise Group, Inc.	1,500	91,905
Sempra Energy	6,200	958,148

		3,024,979

Oil, Gas & Consumable Fuels — 1.7%
Antero Resources Corp.*	5,800	179,742
BP PLC (United Kingdom)	126,948	732,483
Cheniere Energy, Inc.	4,300	644,828
Chevron Corp.	14,500	2,602,605
ConocoPhillips	15,800	1,864,400
Diamondback Energy, Inc.	800	109,424
Eni SpA (Italy)	40,433	574,936
EOG Resources, Inc.	2,200	284,944
Equinor ASA (Norway)	20,837	748,888
Exxon Mobil Corp.	35,000	3,860,500
Hess Corp.	1,000	141,820
Marathon Petroleum Corp.	8,200	954,398
ONEOK, Inc.	1,900	124,830
Ovintiv, Inc.(a)	5,300	268,763
PDC Energy, Inc.	2,300	146,004
Pioneer Natural Resources Co.	3,800	867,882
Repsol SA (Spain)	6,757	107,551
Shell PLC (Netherlands)	62,764	1,769,368
TotalEnergies SE (France)(a)	14,228	893,137
Valero Energy Corp.	7,200	913,392

		17,789,895

Paper & Forest Products — 0.0%
Oji Holdings Corp. (Japan)	7,500	30,293
Stora Enso OYJ (Finland) (Class R Stock)	3,450	48,643

		78,936

Personal Products — 0.1%
Haleon PLC*	22,129	87,556
L’Oreal SA (France)	1,072	383,881

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Personal Products (cont’d.)
Unilever PLC (United Kingdom)	15,334	$774,180

		1,245,617

Pharmaceuticals — 2.2%
Astellas Pharma, Inc. (Japan)	10,300	156,618
AstraZeneca PLC (United Kingdom)	4,318	584,309
Bayer AG (Germany)	15,446	795,007
Bristol-Myers Squibb Co.	7,400	532,430
Elanco Animal Health, Inc.*	17,000	207,740
Eli Lilly & Co.	4,100	1,499,944
GSK PLC	56,412	974,982
Ipsen SA (France)	4,414	474,773
Jazz Pharmaceuticals PLC*	3,900	621,309
Johnson & Johnson	26,000	4,592,900
Merck & Co., Inc.	27,800	3,084,410
Merck KGaA (Germany)	785	151,458
Novartis AG (Switzerland)	13,058	1,181,716
Novo Nordisk A/S (Denmark) (Class B Stock)	11,207	1,522,085
Ono Pharmaceutical Co. Ltd. (Japan)	18,200	425,399
Perrigo Co. PLC	3,000	102,270
Pfizer, Inc.	56,800	2,910,432
Roche Holding AG	4,721	1,483,516
Sanofi (France)	12,784	1,232,717
Shionogi & Co. Ltd. (Japan)	1,100	54,882
Takeda Pharmaceutical Co. Ltd. (Japan)	6,500	203,104

		22,792,001

Professional Services — 0.3%
Booz Allen Hamilton Holding Corp.	2,700	282,204
CoStar Group, Inc.*	12,000	927,360
Leidos Holdings, Inc.	6,600	694,254
Randstad NV (Netherlands)	734	44,849
RELX PLC (United Kingdom)	10,416	287,982
Wolters Kluwer NV (Netherlands)	3,452	361,201

		2,597,850

Real Estate Management & Development — 0.1%
Capitaland Investment Ltd. (Singapore)	15,600	43,114
CBRE Group, Inc. (Class A Stock)*	3,500	269,360
City Developments Ltd. (Singapore)	13,800	84,833
CK Asset Holdings Ltd. (Hong Kong)	11,500	70,532
Daito Trust Construction Co. Ltd. (Japan)	300	30,715
New World Development Co. Ltd. (Hong Kong)	12,000	33,662
Nomura Real Estate Holdings, Inc. (Japan)	6,400	136,850
Opendoor Technologies, Inc.*(a)	80,700	93,612
Sino Land Co. Ltd. (Hong Kong)	26,000	32,429
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	4,500	39,446
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	7,000	40,769

		875,322

	Shares	Value

COMMON STOCKS (continued)
Road & Rail — 0.2%
CSX Corp.	39,500	$1,223,710
Ryder System, Inc.	4,800	401,136
Union Pacific Corp.	3,600	745,452
XPO, Inc.*(a)	2,400	79,896

		2,450,194

Semiconductors & Semiconductor Equipment — 1.6%
Allegro MicroSystems, Inc. (Japan)*	3,100	93,062
Analog Devices, Inc.	2,500	410,075
ASML Holding NV (Netherlands)	1,984	1,081,780
Broadcom, Inc.	4,600	2,571,998
Cirrus Logic, Inc.*(a)	2,200	163,856
Disco Corp. (Japan)	200	57,004
Enphase Energy, Inc.*	3,500	927,360
First Solar, Inc.*	4,200	629,118
Infineon Technologies AG (Germany)	16,115	489,766
Intel Corp.	57,600	1,522,368
KLA Corp.	2,100	791,763
Lam Research Corp.	200	84,060
Lattice Semiconductor Corp.*	3,300	214,104
Microchip Technology, Inc.	15,000	1,053,750
NVIDIA Corp.	13,700	2,002,118
ON Semiconductor Corp.*	13,400	835,758
QUALCOMM, Inc.	15,300	1,682,082
Renesas Electronics Corp. (Japan)*	24,400	215,654
STMicroelectronics NV (Singapore)	8,423	299,320
SUMCO Corp. (Japan)	36,800	487,549
Texas Instruments, Inc.	2,500	413,050

		16,025,595

Software — 2.5%
Adobe, Inc.*	5,700	1,918,221
Autodesk, Inc.*	500	93,435
Ceridian HCM Holding, Inc.*	5,000	320,750
Check Point Software Technologies Ltd. (Israel)*	4,600	580,336
Crowdstrike Holdings, Inc. (Class A Stock)*	900	94,761
Dassault Systemes SE (France)	4,854	174,548
Fair Isaac Corp.*(a)	500	299,290
Intuit, Inc.	300	116,766
Microsoft Corp.	62,800	15,060,696
Nice Ltd. (Israel)*	368	70,795
Oracle Corp.	3,400	277,916
Paycom Software, Inc.*	2,500	775,775
Roper Technologies, Inc.	2,600	1,123,434
Sage Group PLC (The) (United Kingdom)	5,168	46,536
Salesforce, Inc.*	12,500	1,657,375
SAP SE (Germany)	420	43,361
ServiceNow, Inc.*	3,500	1,358,945
Synopsys, Inc.*	3,500	1,117,515
Teradata Corp.*	9,400	316,404
WiseTech Global Ltd. (Australia)	1,008	34,668

		25,481,527

Specialty Retail — 0.8%
Bath & Body Works, Inc.	13,500	568,890

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Fast Retailing Co. Ltd. (Japan)	300	$182,560
Home Depot, Inc. (The)	7,200	2,274,192
Industria de Diseno Textil SA (Spain)	27,243	723,602
JD Sports Fashion PLC (United Kingdom)	389,804	592,357
Lowe’s Cos., Inc.	4,100	816,884
O’Reilly Automotive, Inc.*	1,200	1,012,836
Ross Stores, Inc.	4,300	499,101
TJX Cos., Inc. (The)	6,800	541,280
Ulta Beauty, Inc.*	1,300	609,791

		7,821,493

Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	122,300	15,890,439
Hewlett Packard Enterprise Co.	15,200	242,592
Pure Storage, Inc. (Class A Stock)*	26,100	698,436
Seiko Epson Corp. (Japan)	33,600	488,848

		17,320,315

Textiles, Apparel & Luxury Goods — 0.5%
Burberry Group PLC (United Kingdom)	2,376	57,766
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	7,371	955,723
Deckers Outdoor Corp.*	1,600	638,656
Hermes International (France)	531	821,910
Lululemon Athletica, Inc.*	2,800	897,064
LVMH Moet Hennessy Louis Vuitton SE (France)	1,516	1,103,183
NIKE, Inc. (Class B Stock)	1,800	210,618
PVH Corp.	4,500	317,655
Swatch Group AG (The) (Switzerland)	156	44,338

		5,046,913

Tobacco — 0.4%
Altria Group, Inc.	13,800	630,798
British American Tobacco PLC (United Kingdom)	26,140	1,034,050
Imperial Brands PLC (United Kingdom)	26,182	652,224
Japan Tobacco, Inc. (Japan)	30,200	608,839
Philip Morris International, Inc.	7,000	708,470

		3,634,381

Trading Companies & Distributors — 0.4%
Ashtead Group PLC (United Kingdom)	2,524	143,375
Brenntag SE (Germany)	869	55,420
Bunzl PLC (United Kingdom)	2,004	66,673
IMCD NV (Netherlands)	339	48,491
ITOCHU Corp. (Japan)	6,700	210,198
Marubeni Corp. (Japan)	58,000	664,445
Mitsubishi Corp. (Japan)	22,500	730,458
MonotaRO Co. Ltd. (Japan)	2,000	28,172
Sumitomo Corp. (Japan)	32,700	543,575
Toyota Tsusho Corp. (Japan)	12,300	452,448
W.W. Grainger, Inc.	1,100	611,875
WESCO International, Inc.*	3,100	388,120

		3,943,250

	Shares	Value

COMMON STOCKS (continued)
Water Utilities — 0.1%
American Water Works Co., Inc.	5,700	$868,794

Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc.*	7,500	1,050,000

TOTAL COMMON STOCKS (cost $374,191,102)		362,767,632

EXCHANGE-TRADED FUND — 0.1%
iShares MSCI EAFE ETF(a)	12,190	800,152

(cost $746,946)
PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Porsche Automobil Holding SE (Germany) (PRFC)	2,113	115,234

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	1,012	70,145

TOTAL PREFERRED STOCKS (cost $214,531)		185,379

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

ASSET-BACKED SECURITIES — 5.0%
Automobiles — 0.6%
Avis Budget Rental Car Funding AESOP LLC,
Series 2022-04A, Class A, 144A
4.770%	02/20/29	1,710	1,651,359
Chase Auto Owner Trust,
Series 2022-AA, Class B, 144A
4.460%	04/25/28	200	194,058
OneMain Direct Auto Receivables Trust,
Series 2022-01A, Class A1, 144A
4.650%	03/14/29	1,500	1,455,858
Santander Drive Auto Receivables Trust,
Series 2022-03, Class C
4.490%	08/15/29	2,000	1,936,174
Series 2022-05, Class B
4.430%	03/15/27	500	486,184
Series 2022-06, Class C
4.960%	11/15/28	300	290,115

			6,013,748

Collateralized Loan Obligations — 4.3%
Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 2.600% (Cap N/A, Floor 2.600%)
5.100%(c)	07/15/30	2,500	2,490,526
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	10/17/32	2,250	2,207,971
Battalion CLO Ltd.,
Series 2019-16A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.363%(c)	12/19/32	2,250	2,191,940

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.323%(c)	01/20/32	3,500	$3,435,217
Elmwood CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
5.283%(c)	10/20/34	1,500	1,470,423
Generate CLO Ltd. (Cayman Islands),
Series 4A, Class A1R, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 0.000%)
5.333%(c)	04/20/32	2,000	1,972,081
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.532%(c)	02/05/31	2,483	2,454,986
KKR CLO Ltd. (Cayman Islands),
Series 18, Class AR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
5.134%(c)	07/18/30	2,405	2,376,399
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)
6.738%(c)	10/20/31	2,000	1,999,362
Northwoods Capital Ltd. (Cayman Islands),
Series 2020-22A, Class AR, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)
5.854%(c)	09/01/31	2,250	2,211,885
Oaktree CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)
4.825%(c)	07/15/33	2,750	2,732,902
OFSI BSL Ltd. (Cayman Islands),
Series 2022-11A, Class A1, 144A, 3 Month SOFR + 2.100% (Cap N/A, Floor 2.100%)
6.029%(c)	07/18/31	3,000	2,981,437
PPM CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
5.229%(c)	07/15/31	2,250	2,198,955
Rockford Tower CLO Ltd.,
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)
4.328%(c)	07/20/33	3,000	2,986,222
Sound Point CLO Ltd. (Cayman Islands),
Series 2016-03A, Class AR2, 144A, 3 Month LIBOR + 0.990% (Cap N/A, Floor 0.990%)
5.315%(c)	01/23/29	1,377	1,370,846
TICP CLO Ltd. (Cayman Islands),
Series 2018-03R, Class A, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
5.083%(c)	04/20/28	155	154,154
TSTAT Ltd.,
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 2.300% (Cap N/A, Floor 2.300%)
4.854%(c)	07/20/31	2,000	1,993,511
Series 2022-02A, Class A1, 144A
0.000%(cc)	01/20/31	2,000	1,996,855

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)
5.292%(c)	04/25/31	2,250	$2,214,707
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	07/17/31	2,578	2,524,077

			43,964,456

Consumer Loans — 0.1%
OneMain Financial Issuance Trust,
Series 2022-02A, Class A, 144A
4.890%	10/14/34	530	517,373
Oportun Issuance Trust,
Series 2022-02, Class A, 144A
5.940%	10/09/29	505	500,672

			1,018,045

Student Loan — 0.0%
SoFi Professional Loan Program Trust,
Series 2018-C, Class A2FX, 144A
3.590%	01/25/48	496	479,052

TOTAL ASSET-BACKED SECURITIES (cost $51,795,347)			51,475,301

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.7%
BANK,
Series 2019-BN19, Class A2
2.926%	08/15/61	1,900	1,655,782
Series 2019-BN20, Class A2
2.758%	09/15/62	4,233	3,671,083
Series 2019-BN21, Class A4
2.600%	10/17/52	3,000	2,588,430
Series 2021-BN38, Class A4
2.275%	12/15/64	1,500	1,201,306
Series 2022-BNK42, Class A5
4.493%(cc)	06/15/55	500	477,761
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2016-UB10, Class A3
2.903%	07/15/49	1,733	1,602,267
Barclays Commercial Mortgage Securities Trust,
Series 2020-C08, Class ASB
1.867%	10/15/53	3,000	2,572,710
Benchmark Mortgage Trust,
Series 2019-B14, Class A1
2.072%	12/15/62	1,332	1,288,580
Series 2022-B35, Class ASB
4.445%(cc)	05/15/55	1,800	1,727,366
CD Mortgage Trust,
Series 2017-CD04, Class A3
3.248%	05/10/50	922	847,865
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class A2
3.067%	06/15/52	1,500	1,311,045
Series 2019-C17, Class A4
2.763%	09/15/52	4,180	3,571,369

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust,
Series 2016-GS02, Class A3
2.791%	05/10/49	1,236	$1,139,869
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class A3A1
3.538%	09/15/47	1,509	1,452,954
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4
3.414%	03/15/50	3,604	3,359,006
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C30, Class A4
2.600%	09/15/49	982	885,294
Series 2016-C31, Class A4
2.840%	11/15/49	1,885	1,723,058
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A3
3.337%	12/15/49	4,149	3,835,100
SLG Office Trust,
Series 2021-OVA, Class A, 144A
2.585%	07/15/41	1,000	797,726
Wells Fargo Commercial Mortgage Trust,
Series 2019-C53, Class A3
2.787%	10/15/52	200	172,193
Series 2020-C56, Class A4
2.194%	06/15/53	2,300	1,884,997

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $39,686,020)			37,765,761

CORPORATE BONDS — 7.2%
Aerospace & Defense — 0.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.550%	03/01/38	833	613,576
3.750%	02/01/50	435	299,846
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes, 144A
6.950%	01/17/28	340	338,789

			1,252,211

Apparel — 0.1%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.875%	05/15/26(a)	425	382,195
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27(a)	500	480,714

			862,909

Auto Manufacturers — 0.1%
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43	970	898,823

Auto Parts & Equipment — 0.0%
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25	405	397,406

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Banks — 2.2%
Bank of America Corp.,
Sr. Unsec’d. Notes
2.687%(ff)	04/22/32	3,100	$2,480,224
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28	2,405	2,214,927
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
7.325%(ff)	11/02/26	1,940	2,010,606
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32	1,875	1,480,538
2.666%(ff)	01/29/31	110	90,247
4.910%(ff)	05/24/33	35	32,812
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27	2,500	2,159,758
2.383%(ff)	07/21/32	1,000	775,195
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
1.953%(ff)	02/04/32	1,000	765,466
2.963%(ff)	01/25/33	1,692	1,375,489
3.782%(ff)	02/01/28	2,860	2,675,116
Morgan Stanley,
Sr. Unsec’d. Notes
6.342%(ff)	10/18/33	450	470,783
Sr. Unsec’d. Notes, MTN
2.511%(ff)	10/20/32	1,000	781,586
2.943%(ff)	01/21/33	635	515,009
3.591%(ff)	07/22/28	1,075	988,081
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
2.797%(ff)	01/19/28	285	248,800
Sr. Unsec’d. Notes, 144A, MTN
1.792%(ff)	06/09/27(a)	1,055	907,818
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A, SOFR + 1.580%
5.706%(c)	05/12/26	880	886,892
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
4.808%(ff)	07/25/28	1,900	1,852,177

			22,711,524

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
(Belgium),
Gtd. Notes
4.900%	02/01/46	870	796,136

Building Materials — 0.0%
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28	200	179,977

Chemicals — 0.1%
LYB International Finance III LLC,
Gtd. Notes
3.375%	10/01/40	740	525,560

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Sasol Financing USA LLC (South Africa),
Gtd. Notes
4.375%	09/18/26	200	$177,210

			702,770

Commercial Services — 0.1%
Brink’s Co. (The),
Gtd. Notes, 144A
4.625%	10/15/27	250	228,643
Trustees of Princeton University (The),
Unsec’d. Notes
4.201%	03/01/52(a)	445	409,080
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32	475	388,005

			1,025,728

Diversified Financial Services — 0.2%
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.500%	04/14/27	1,225	1,137,321
OneMain Finance Corp.,
Gtd. Notes
7.125%	03/15/26	650	618,032
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes
4.500%	06/18/29	360	329,918

			2,085,271

Electric — 0.6%
AEP Texas, Inc.,
Sr. Unsec’d. Notes, Series I
2.100%	07/01/30	110	89,043
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26(a)	650	619,907
Duke Energy Indiana LLC,
First Mortgage
2.750%	04/01/50	1,070	674,690
Northern States Power Co.,
First Mortgage
4.500%	06/01/52	70	63,604
NRG Energy, Inc.,
Gtd. Notes, 144A
3.625%	02/15/31	725	554,719
Ohio Edison Co.,
Sr. Unsec’d. Notes, 144A
5.500%	01/15/33	1,050	1,045,677
Public Service Co. of Colorado,
First Mortgage
3.600%	09/15/42	1,225	968,367
Southern Co. (The),
Jr. Sub. Notes
4.475%	08/01/24	765	755,402
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	300	279,182

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Sr. Sec’d. Notes, 144A
3.700%	01/30/27	535	$486,987

			5,537,578

Engineering & Construction — 0.0%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26	370	351,338

Entertainment — 0.1%
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.250%	01/15/27	450	444,942
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
5.050%	03/15/42	1,235	949,716

			1,394,658

Foods — 0.2%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.125%	02/01/28	2,030	1,925,571
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.375%	01/31/32	410	358,099

			2,283,670

Forest Products & Paper — 0.0%
Suzano Austria GmbH (Brazil),
Gtd. Notes
6.000%	01/15/29	267	265,298

Gas — 0.0%
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
5.050%	05/15/52	230	208,622

Healthcare-Services — 0.3%
Fred Hutchinson Cancer Center,
Sr. Unsec’d. Notes, Series 2022
4.966%	01/01/52	310	289,441
Nationwide Children’s Hospital, Inc.,
Unsec’d. Notes
4.556%	11/01/52	600	535,559
Presbyterian Healthcare Services,
Unsec’d. Notes
4.875%	08/01/52	700	652,463
Queen’s Health Systems (The),
Sec’d. Notes
4.810%	07/01/52	360	332,879
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
6.125%	06/15/30	225	214,293
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
5.875%	02/15/53	455	494,012
6.050%	02/15/63	295	324,839

			2,843,486

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders — 0.1%
KB Home,
Gtd. Notes
4.000%	06/15/31	500	$403,937
Meritage Homes Corp.,
Gtd. Notes
5.125%	06/06/27	650	615,462
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	400	384,937

			1,404,336

Insurance — 0.0%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.500%	06/15/52	440	394,724

Lodging — 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes
5.000%	10/15/27	610	602,523

Media — 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	03/01/23(a)	625	622,981
5.500%	05/01/26	500	484,236
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.800%	03/01/50	1,580	1,156,132
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.600%	06/15/31	1,067	848,905
CSC Holdings LLC,
Gtd. Notes, 144A
6.500%	02/01/29	250	205,119

			3,317,373

Mining — 0.1%
Kinross Gold Corp. (Canada),
Gtd. Notes
4.500%	07/15/27	1,195	1,130,942

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	810	720,265

Oil & Gas — 0.7%
Aker BP ASA (Norway),
Gtd. Notes, 144A
2.000%	07/15/26	1,865	1,639,236
3.100%	07/15/31	1,100	894,875
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.250%	03/15/38	850	842,181
Diamondback Energy, Inc.,
Gtd. Notes
6.250%	03/15/33	890	903,882

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
6.875%	04/29/30	350	$316,750
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28	125	119,690
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24	180	173,340
4.875%	03/30/26	295	270,718
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
6.000%	02/01/31	400	339,549
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.950%	01/28/31	200	151,200
6.500%	03/13/27	720	654,300
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A
5.000%	05/18/27	900	848,152

			7,153,873

Packaging & Containers — 0.1%
AptarGroup, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/32	1,460	1,211,012
Graphic Packaging International LLC,
Gtd. Notes
4.125%	08/15/24(a)	225	220,052

			1,431,064

Pharmaceuticals — 0.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.550%	03/15/35	600	560,898
CVS Health Corp.,
Sr. Unsec’d. Notes
5.050%	03/25/48	300	270,801
Viatris, Inc.,
Gtd. Notes
4.000%	06/22/50	860	532,726

			1,364,425

Pipelines — 0.5%
DCP Midstream Operating LP,
Gtd. Notes, 144A
6.750%	09/15/37	850	869,158
EIG Pearl Holdings Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
3.545%	08/31/36	580	486,403
Energy Transfer LP,
Sr. Unsec’d. Notes
5.150%	03/15/45(a)	1,050	871,698
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27	25	24,492
7.500%	06/01/30	25	24,100

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.300%	10/01/31	930	$713,215
MPLX LP,
Sr. Unsec’d. Notes
4.950%	03/14/52	1,010	829,377
ONEOK, Inc.,
Gtd. Notes
5.200%	07/15/48	710	594,934
Targa Resources Corp.,
Gtd. Notes
4.200%	02/01/33	975	839,421
6.250%	07/01/52	125	118,896

			5,371,694

Real Estate Investment Trusts (REITs) — 0.4%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30	1,045	918,502
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26(a)	1,500	1,479,081
Sun Communities Operating LP,
Gtd. Notes
2.300%	11/01/28	1,525	1,274,190

			3,671,773

Semiconductors — 0.1%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.419%	04/15/33	923	740,876

Software — 0.1%
Black Knight InfoServ LLC,
Gtd. Notes, 144A
3.625%	09/01/28	500	435,999

Telecommunications — 0.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/41	1,195	891,852
T-Mobile USA, Inc.,
Gtd. Notes
3.875%	04/15/30	1,520	1,379,743
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.987%	10/30/56	455	279,234

			2,550,829

TOTAL CORPORATE BONDS (cost $78,075,192)			74,088,101

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Citigroup Mortgage Loan Trust,
Series 2022-A, Class A1, 144A
6.170%	09/25/62	194	189,755

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae REMIC,
Series 2022-51, Class PS, IO, 30 Day Average SOFR + 5.950% (Cap 5.950%, Floor 0.000%)
2.022%(c)	08/25/52		1,811	$123,462
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2022-DNA06, Class M1A, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 0.000%)
6.078%(c)	09/25/42		559	558,972
Freddie Mac REMIC,
Series 5222, Class SA, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	05/25/52		230	3,962
Government National Mortgage Assoc.,
Series 2021-177, Class SB, IO, 30 Day Average SOFR + 3.200% (Cap 3.200%, Floor 0.000%)
0.000%(c)	10/20/51		800	12,662
Series 2021-205, Class DS, IO, 30 Day Average SOFR + 3.200% (Cap 3.200%, Floor 0.000%)
0.000%(c)	11/20/51		1,388	21,989
Series 2022-046, Class S, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52		416	7,047
Series 2022-066, Class SB, IO, 30 Day Average SOFR + 3.850% (Cap 3.850%, Floor 0.000%)
0.024%(c)	04/20/52		494	9,547
Series 2022-068, Class SP, IO, 30 Day Average SOFR + 3.850% (Cap 3.850%, Floor 0.000%)
0.024%(c)	04/20/52		384	6,954
Series 2022-078, Class SB, IO, 30 Day Average SOFR + 3.750% (Cap 3.750%, Floor 0.000%)
0.000%(c)	04/20/52		966	17,353
Series 2022-093, Class GS, IO, 30 Day Average SOFR + 3.650% (Cap 3.650%, Floor 0.000%)
0.000%(c)	05/20/52		282	4,160
Series 2022-133, Class SA, IO, 30 Day Average SOFR + 3.950% (Cap 3.950%, Floor 0.000%)
0.124%(c)	07/20/52		706	11,240
Series 2022-148, Class DS, IO, 30 Day Average SOFR + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	08/20/52		708	9,083

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,011,347)				976,186

SOVEREIGN BONDS — 0.1%
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
6.000%	07/19/28		150	143,794
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
4.350%	01/11/48		400	344,044
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	115	87,810
3.125%	05/15/27	EUR	501	459,974

TOTAL SOVEREIGN BONDS (cost $1,064,474)				1,035,622

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.5%
Federal Home Loan Mortgage Corp.
1.500%	10/01/51	1,015	$783,015
2.000%	02/01/36	468	417,384
2.000%	05/01/42	1,135	957,118
2.000%	05/01/51	2,234	1,822,780
2.000%	09/01/51	1,445	1,186,023
2.000%	10/01/51	1,950	1,589,600
2.000%	12/01/51	2,911	2,372,310
2.500%	07/01/51	486	413,053
2.500%	08/01/51	971	824,118
2.500%	09/01/51	1,868	1,585,583
3.000%	09/01/50	3,912	3,448,643
3.000%	06/01/51	214	188,328
3.000%	02/01/52	1,010	892,364
3.000%	02/01/52	1,473	1,293,676
3.000%	03/01/52	2,711	2,380,367
3.500%	05/01/52	1,002	911,423
3.500%	06/01/52	1,496	1,359,778
3.500%	08/01/52	996	905,508
Federal National Mortgage Assoc.
1.500%	11/01/50	972	751,132
1.500%	02/01/51	1,916	1,479,960
2.000%	05/01/51	1,049	856,443
2.000%	07/01/51	2,377	1,942,589
2.000%	08/01/51	483	394,039
2.000%	08/01/51	1,832	1,493,999
2.000%	10/01/51	518	422,738
2.500%	03/01/51	542	459,084
2.500%	06/01/51	2,501	2,118,425
2.500%	08/01/51	479	406,653
2.500%	08/01/51	3,914	3,323,794
2.500%	10/01/51	601	509,380
2.500%	12/01/51	1,442	1,223,961
2.500%	01/01/52	483	409,551
2.500%	01/01/52	492	416,988
2.500%	02/01/52	530	449,925
2.500%	02/01/52	1,445	1,231,988
2.500%	03/01/52	499	422,804
2.500%	04/01/52	1,458	1,242,691
2.500%	08/01/52	652	553,216
3.000%	TBA	1,500	1,316,054
3.000%	06/01/36	734	687,654
3.000%	02/01/50	984	869,764
3.000%	05/01/51	278	245,257
3.000%	02/01/52	1,938	1,701,686
3.000%	03/01/52	439	387,534
3.000%	04/01/52	1,950	1,722,487
3.000%	05/01/52	326	286,452
3.000%	05/01/52	976	856,417
3.000%	05/01/52	1,263	1,108,202
3.000%	06/01/52	143	125,202
3.500%	10/01/51	2,310	2,102,284
3.500%	03/01/52	991	908,028
3.500%	06/01/52	498	452,909
3.500%	07/01/52	499	453,055
3.500%	07/01/52(k)	5,463	4,965,713
4.000%	TBA(tt)	2,500	2,344,150
4.000%	04/01/52	488	457,787

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.000%	05/01/52	3,856	$3,627,448
4.500%	TBA	1,000	962,256
4.500%	07/01/52	1,496	1,440,272
5.000%	TBA(tt)	2,500	2,463,054
5.000%	06/01/52	2,421	2,387,539
5.500%	11/01/52	500	501,354
Government National Mortgage Assoc.
2.000%	10/20/51	315	264,306
2.500%	TBA	2,500	2,165,895
2.500%	08/20/51	696	604,607
2.500%	11/20/51	455	394,600
2.500%	03/20/52	1,006	871,803
2.500%	05/20/52	2,000	1,732,534
3.000%	05/20/46	195	177,060
3.000%	10/20/46	233	211,041
3.000%	11/20/47	202	183,042
3.000%	06/20/51	1,230	1,100,421
3.000%	07/20/51	1,012	905,487
3.000%	10/20/51	1,949	1,741,641
3.500%	08/20/43	1,004	945,660
3.500%	10/20/46	871	812,407
3.500%	04/20/48	556	518,041
3.500%	06/20/52	1,952	1,796,139
3.500%	09/20/52	31	28,511
3.500%	10/20/52	2,957	2,716,772
4.000%	11/20/47	892	856,747
4.000%	03/20/48	536	514,185
4.500%	08/20/48	726	712,889
5.000%	TBA	1,500	1,486,094
5.500%	TBA	500	502,327

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $101,374,566)			97,055,198

U.S. TREASURY OBLIGATIONS — 5.0%
U.S. Treasury Bonds
2.250%	05/15/41(k)	7,945	5,973,647
2.375%	02/15/42	19,640	15,006,188
2.500%	05/15/46	4,010	3,004,367
2.750%	08/15/47	1,580	1,239,559
U.S. Treasury Notes
3.875%	11/30/27	10,705	10,647,294
3.875%	11/30/29	2,500	2,483,203
4.125%	11/15/32	5,380	5,487,600
U.S. Treasury Strips Coupon
3.240%(s)	05/15/41(k)	8,050	3,674,699
3.256%(s)	02/15/43	7,615	3,196,515

TOTAL U.S. TREASURY OBLIGATIONS (cost $54,780,227)			50,713,072

TOTAL LONG-TERM INVESTMENTS (cost $1,008,387,204)			966,803,454

		Shares

SHORT-TERM INVESTMENTS — 7.6%
AFFILIATED MUTUAL FUNDS — 7.5%
PGIM Core Ultra Short Bond Fund(wd)		65,377,458	65,377,458

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $11,465,636; includes $11,397,719 of cash collateral for securities on loan)(b)(wd)		11,474,341	$11,468,604

TOTAL AFFILIATED MUTUAL FUNDS (cost $76,843,094)			76,846,062

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
4.249%	03/16/23	450	446,182

(cost $446,110)

TOTAL SHORT-TERM INVESTMENTS (cost $77,289,204)			77,292,244

TOTAL INVESTMENTS—102.1% (cost $1,085,676,408)			1,044,095,698
Liabilities in excess of other assets(z) — (2.1)%			(21,069,977)

NET ASSETS — 100.0%			$1,023,025,721

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $ 11,096,112; cash collateral of $11,397,719 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 3,000,000 is 0.3% of net assets.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value

Federal National Mortgage Assoc.	2.500%	TBA	01/12/23	(3,500)	$(2,962,800)
Federal National Mortgage Assoc.	3.500%	TBA	01/12/23(tt)	(2,000)	(1,816,605)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $4,816,914)					$(4,779,405)

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
195	2 Year U.S. Treasury Notes	Mar. 2023	$39,990,235	$23,503
76	5 Year U.S. Treasury Notes	Mar. 2023	8,202,656	(46,629)
212	10 Year U.S. Treasury Notes	Mar. 2023	23,806,939	(261,877)

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
97	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	$13,028,313	$(325,423)
28	Mini MSCI EAFE Index	Mar. 2023	2,729,160	(43,369)

				(653,795)

Short Positions:
80	10 Year U.S. Ultra Treasury Notes	Mar. 2023	9,462,500	109,759
227	20 Year U.S. Treasury Bonds	Mar. 2023	28,453,031	70,390

				180,149

				$(473,646)

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/12/23	BNP	EUR	480	$497,780	$514,535	$—	$(16,755)

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.39.V1	12/20/27	1.000	%(Q)	16,000	0.819%	$127,023	$132,854	$5,831

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Total return swap agreements outstanding at December 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day USOIS -50bps(Q)/ 3.830%	JPM	03/20/23	(2,312)	$(155,805)	$—	$(155,805)
U.S. Treasury Bond(T)	1 Day USOIS +13bps(T)/ 4.460%	JPM	02/02/23	5,250	26,638	—	26,638

					$(129,167)	$—	$(129,167)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$26,638	$(155,805)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$—	$654,418
JPS	—	1,376,489
MSC	—	446,183

Total	$—	$2,477,090

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$289,941,050	$—	$—
Common Stocks	284,018,605	78,749,027	—
Exchange-Traded Fund	800,152	—	—
Preferred Stocks	—	185,379	—
Asset-Backed Securities
Automobiles	—	6,013,748	—
Collateralized Loan Obligations	—	43,964,456	—
Consumer Loans	—	1,018,045	—

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Asset-Backed Securities (continued) Student Loan	$—	$479,052	$—
Commercial Mortgage-Backed Securities	—	37,765,761	—
Corporate Bonds	—	74,088,101	—
Residential Mortgage-Backed Securities	—	976,186	—
Sovereign Bonds	—	1,035,622	—
U.S. Government Agency Obligations	—	97,055,198	—
U.S. Treasury Obligations	—	50,713,072	—
Short-Term Investments
Affiliated Mutual Funds	76,846,062	—	—
U.S. Treasury Obligation	—	446,182	—

Total	$651,605,869	$392,489,829	$—

Other Financial Instruments*
Assets
Futures Contracts	$203,652	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	5,831	—
OTC Total Return Swap Agreement	—	26,638	—

Total	$203,652	$32,469	$—

Liabilities
Forward Commitment Contracts	$—	$(4,779,405)	$—
Futures Contracts	(677,298)	—	—
OTC Forward Foreign Currency Exchange Contract	—	(16,755)	—
OTC Total Return Swap Agreement	—	(155,805)	—

Total	$(677,298)	$(4,951,965)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Funds (1.1% represents investments purchased with collateral from securities on loan)	35.8%
U.S. Government Agency Obligations	9.5
U.S. Treasury Obligations	5.1
Collateralized Loan Obligations	4.3
Banks	3.9
Commercial Mortgage-Backed Securities	3.7
Software	2.6
Pharmaceuticals	2.3
Oil, Gas & Consumable Fuels	1.7
Technology Hardware, Storage & Peripherals	1.7
Semiconductors & Semiconductor Equipment	1.6
IT Services	1.3
Automobiles	1.2
Capital Markets	1.2
Insurance	1.1
Interactive Media & Services	1.1
Health Care Providers & Services	1.1
Equity Real Estate Investment Trusts (REITs)	0.9
Machinery	0.9

Diversified Financial Services	0.8%
Specialty Retail	0.8
Hotels, Restaurants & Leisure	0.8
Chemicals	0.8
Health Care Equipment & Supplies	0.7
Biotechnology	0.7
Oil & Gas	0.7
Electric Utilities	0.7
Beverages	0.7
Aerospace & Defense	0.6
Media	0.6
Internet & Direct Marketing Retail	0.6
Food Products	0.6
Electric	0.6
Entertainment	0.5
Food & Staples Retailing	0.5
Household Products	0.5
Pipelines	0.5
Textiles, Apparel & Luxury Goods	0.5
Life Sciences Tools & Services	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Metals & Mining	0.5%
Diversified Telecommunication Services	0.4
Industrial Conglomerates	0.4
Trading Companies & Distributors	0.4
Real Estate Investment Trusts (REITs)	0.4
Tobacco	0.4
Communications Equipment	0.3
Multi-Utilities	0.3
Healthcare-Services	0.3
Professional Services	0.3
Telecommunications	0.3
Electrical Equipment	0.2
Road & Rail	0.2
Foods	0.2
Construction & Engineering	0.2
Multiline Retail	0.2
Airlines	0.2
Energy Equipment & Services	0.2
Containers & Packaging	0.2
Electronic Equipment, Instruments & Components	0.2
Building Products	0.1
Packaging & Containers	0.1
Home Builders	0.1
Air Freight & Logistics	0.1
Personal Products	0.1
Mining	0.1
Consumer Finance	0.1
Wireless Telecommunication Services	0.1
Sovereign Bonds	0.1
Commercial Services	0.1
Consumer Loans	0.1
Commercial Services & Supplies	0.1

Construction Materials	0.1%
Distributors	0.1
Residential Mortgage-Backed Securities	0.1
Auto Manufacturers	0.1
Gas Utilities	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Apparel	0.1
Independent Power & Renewable Electricity Producers	0.1
Exchange-Traded Fund	0.1
Household Durables	0.1
Semiconductors	0.1
Office/Business Equipment	0.1
Lodging	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Student Loan	0.0	*
Auto Components	0.0	*
Auto Parts & Equipment	0.0	*
Marine	0.0	*
Engineering & Construction	0.0	*
Forest Products & Paper	0.0	*
Gas	0.0	*
Health Care Technology	0.0	*
Building Materials	0.0	*
Leisure Products	0.0	*
Paper & Forest Products	0.0	*

	102.1
Liabilities in excess of other assets	(2.1)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments, carried at fair value
Credit contracts	Due from/to broker-variation margin swaps	$5,831	*	—	$—
Equity contracts	—	—		Due from/to broker-variation margin futures	43,369	*
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	16,755
Interest rate contracts	Due from/to broker-variation margin futures	203,652	*	Due from/to broker-variation margin futures	633,929	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	26,638		Unrealized depreciation on OTC swap agreements	155,805

		$236,121			$849,858

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(2,338)
Equity contracts	(589,183)	—	—
Foreign exchange contracts	—	4,628	—
Interest rate contracts	678,847	—	—

Total	$89,664	$4,628	$(2,338)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$5,831
Equity contracts	(43,369)	—	—
Foreign exchange contracts	—	(16,755)	—
Interest rate contracts	(430,277)	—	(129,167)

Total	$(473,646)	$(16,755)	$(123,336)

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$54,793,635
Futures Contracts - Short Positions (1)	23,783,503
Forward Foreign Currency Exchange Contracts - Purchased (2)	92,603
Forward Foreign Currency Exchange Contracts - Sold (2)	325,432
Credit Default Swap Agreements - Sell Protection (1)	3,200,000
Total Return Swap Agreements (1)	1,512,438

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$11,096,112	$(11,096,112)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP	$—	$(16,755)	$(16,755)	$—	$(16,755)
JPM	26,638	(155,805)	(129,167)	—	(129,167)

	$26,638	$(172,560)	$(145,922)	$—	$(145,922)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $11,096,112:
Unaffiliated investments (cost $703,385,862)	$677,308,586
Affiliated investments (cost $382,290,546)	366,787,112
Foreign currency, at value (cost $204,606)	206,409
Receivable for investments sold	13,735,001
Dividends and interest receivable	2,836,195
Due from broker-variation margin swaps	132,855
Tax reclaim receivable	84,454
Unrealized appreciation on OTC swap agreements	26,638
Receivable for Portfolio shares sold	19,841
Receivable from affiliate	3,126
Prepaid expenses and other assets	14,270

Total Assets	1,061,154,487

LIABILITIES
Payable for investments purchased	20,303,670
Payable to broker for collateral for securities on loan	11,397,719
Forward commitment contracts, at value (proceeds receivable $4,816,914)	4,779,405
Payable for Portfolio shares purchased	708,687
Accrued expenses and other liabilities	387,539
Management fee payable	207,019
Unrealized depreciation on OTC swap agreements	155,805
Due to broker-variation margin futures	102,983
Payable to affiliate	41,142
Distribution fee payable	25,175
Unrealized depreciation on OTC forward foreign currency exchange contracts	16,755
Payable to custodian	1,430
Trustees’ fees payable	900
Affiliated transfer agent fee payable	537

Total Liabilities	38,128,766

NET ASSETS	$1,023,025,721

Net assets were comprised of: Partners’ Equity	$1,023,025,721

Net asset value and redemption price per share, $1,023,025,721 / 51,656,230 outstanding shares of beneficial interest	$19.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $1,479 foreign withholding tax)	$9,524,896
Unaffiliated dividend income (net of $216,464 foreign withholding tax, of which $30,244 is reimbursable by an affiliate)	5,633,037
Affiliated dividend income	1,949,812
Income from securities lending, net (including affiliated income of $12,983)	18,127

Total income	17,125,872

EXPENSES
Management fee	6,588,477
Distribution fee	1,935,685
Custodian and accounting fees	193,314
Audit fee	29,300
Legal fees and expenses	28,561
Trustees’ fees	26,650
Shareholders’ reports	8,912
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Miscellaneous	33,468

Total expenses	8,852,293
Less: Fee waiver and/or expense reimbursement	(1,337,165)
Distribution fee waiver	(479,127)

Net expenses	7,036,001

NET INVESTMENT INCOME (LOSS)	10,089,871

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $ 202,056,726)	144,587,806
Futures transactions	89,664
Forward currency contract transactions	4,628
Swap agreements transactions	(2,338)
Foreign currency transactions	(27,194)

144,652,566

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $ (394,251,521))	(420,291,288)
Futures	(473,646)
Forward currency contracts	(16,755)
Swap agreements	(123,336)
Foreign currencies	4,548

(420,900,477)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(276,247,911)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(266,158,040)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$10,089,871	$(3,778,382)
Net realized gain (loss) on investment and foreign currency transactions	144,652,566	92,356,976
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(420,900,477)	118,059,736

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(266,158,040)	206,638,330

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [296,809 and 713,219 shares, respectively]	6,327,261	16,433,412
Portfolio shares purchased [8,738,213 and 6,657,013 shares, respectively]	(181,464,708)	(153,011,298)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(175,137,447)	(136,577,886)

TOTAL INCREASE (DECREASE)	(441,295,487)	70,060,444
NET ASSETS:
Beginning of year	1,464,321,208	1,394,260,764

End of year	$1,023,025,721	$1,464,321,208

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$24.37	$21.11	$18.92	$15.61	$16.69

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18	(0.06)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(4.75)	3.32	2.24	3.35	(1.04)

Total from investment operations	(4.57)	3.26	2.19	3.31	(1.08)

Net Asset Value, end of year	$19.80	$24.37	$21.11	$18.92	$15.61

Total Return(b)	(18.75)%	15.44%	11.58%	21.20%	(6.47)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,023	$1,464	$1,394	$1,416	$1,228
Average net assets (in millions)	$1,191	$1,449	$1,320	$1,343	$1,318
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.59%	0.26%	0.26%	0.26%	0.26%
Expenses before waivers and/or expense reimbursement	0.74%	0.26%	0.26%	0.26%	0.26%
Net investment income (loss)	0.85%	(0.26)%	(0.26)%	(0.25)%	(0.25)%
Portfolio turnover rate(d)	316%	9%	154%	42%	96%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 93.1%
CORPORATE BONDS — 42.0%
Argentina — 0.6%
YPF SA,
Sr. Unsec’d. Notes, 144A
8.500%	07/28/25	350	$292,753

Brazil — 3.6%
B3 SA - Brasil Bolsa Balcao,
Sr. Unsec’d. Notes, 144A
4.125%	09/20/31	360	302,355
Petrobras Global Finance BV,
Gtd. Notes
6.850%	06/05/2115(a)	935	788,789
7.375%	01/17/27	310	322,741
Suzano Austria GmbH,
Gtd. Notes, Series DM3N
3.125%	01/15/32	180	140,175
Vale Overseas Ltd.,
Gtd. Notes
6.875%	11/21/36	140	147,683

			1,701,743

Chile — 2.0%
Empresa de los Ferrocarriles del Estado,
Sr. Unsec’d. Notes, 144A
3.068%	08/18/50	200	123,663
3.830%	09/14/61	200	139,162
Empresa de Transporte de Pasajeros Metro SA,
Sr. Unsec’d. Notes, 144A
3.693%	09/13/61	200	136,350
Enel Chile SA,
Sr. Unsec’d. Notes
4.875%	06/12/28	340	329,970
Sociedad Quimica y Minera de Chile SA,
Sr. Unsec’d. Notes, 144A
3.500%	09/10/51(a)	300	219,900

			949,045

China — 0.8%
China Aoyuan Group Ltd.,
Sr. Sec’d. Notes
7.950%	02/19/23	200	15,500
8.500%	01/23/22(d)	1,000	80,000
CMB International Leasing Management Ltd.,
Sr. Unsec’d. Notes, EMTN
2.750%	08/12/30	360	273,218

			368,718

Colombia — 1.8%
Banco Bilbao Vizcaya Argentaria Colombia SA,
Sub. Notes, 144A
4.875%	04/21/25	320	305,660
Ecopetrol SA,
Sr. Unsec’d. Notes
5.875%	11/02/51	440	295,900

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Colombia (cont’d.)
Oleoducto Central SA,
Sr. Unsec’d. Notes, 144A
4.000%	07/14/27	300	$263,400

			864,960

Costa Rica — 0.6%
Instituto Costarricense de Electricidad,
Sr. Unsec’d. Notes, 144A
6.750%	10/07/31	290	275,554

Dominican Republic — 0.4%
Empresa Generadora de Electricidad Haina SA,
Sr. Unsec’d. Notes, 144A
5.625%	11/08/28	210	186,086

Guatemala — 1.0%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL,
Gtd. Notes, 144A
5.250%	04/27/29(a)	340	317,645
Millicom International Cellular SA,
Sr. Unsec’d. Notes
5.125%	01/15/28	198	183,744

			501,389

India — 0.9%
Indian Railway Finance Corp. Ltd.,
Sr. Unsec’d. Notes, 144A, MTN
2.800%	02/10/31	200	163,686
REC Ltd.,
Sr. Unsec’d. Notes, 144A
4.750%	05/19/23	270	268,944

			432,630

Indonesia — 5.4%
Hutama Karya Persero PT,
Gov’t. Gtd. Notes, 144A, MTN
3.750%	05/11/30	200	179,287
Indonesia Asahan Aluminium Persero PT,
Sr. Unsec’d. Notes
6.757%	11/15/48	550	513,623
Pertamina Persero PT,
Sr. Unsec’d. Notes
1.400%	02/09/26	200	177,022
2.300%	02/09/31	1,000	805,110
Sr. Unsec’d. Notes, 144A
6.500%	05/27/41	200	201,975
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes, EMTN
5.450%	05/21/28	200	196,412
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara,
Sr. Unsec’d. Notes, 144A, MTN
4.125%	05/15/27	400	380,000
Sr. Unsec’d. Notes, EMTN
4.000%	06/30/50	200	142,038

			2,595,467

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Ireland — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
3.300%	01/30/32	220	$171,882

Israel — 0.8%
Bank Leumi Le-Israel BM,
Sr. Unsec’d. Notes, 144A
5.125%	07/27/27	200	197,287
Israel Electric Corp. Ltd.,
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	200	187,413

			384,700

Kazakhstan — 2.0%
KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes
5.750%	04/19/47	530	404,556
KazTransGas JSC,
Gtd. Notes, 144A
4.375%	09/26/27	450	401,287
Tengizchevroil Finance Co. International Ltd.,
Sr. Sec’d. Notes
4.000%	08/15/26	200	170,788

			976,631

Kuwait — 1.2%
Equate Petrochemical BV,
Gtd. Notes, EMTN
4.250%	11/03/26	420	400,785
NBK Tier 1 Ltd.,
Gtd. Notes, 144A
3.625%(ff)	08/24/26(oo)	200	174,100

			574,885

Malaysia — 0.5%
Petronas Capital Ltd.,
Gtd. Notes, EMTN
2.480%	01/28/32	300	247,845

Mexico — 7.3%
Banco Mercantil del Norte SA,
Jr. Sub. Notes, 144A
7.625%(ff)	01/10/28(oo)	300	278,775
Banco Nacional de Comercio Exterior SNC,
Sr. Unsec’d. Notes, 144A
4.375%	10/14/25	200	192,225
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand,
Sr. Unsec’d. Notes, 144A
5.375%	04/17/25	180	177,952
Comision Federal de Electricidad,
Gtd. Notes
4.677%	02/09/51	350	227,128
Fresnillo PLC,
Sr. Unsec’d. Notes, 144A
4.250%	10/02/50	400	314,200
Orbia Advance Corp. SAB de CV,
Gtd. Notes
5.875%	09/17/44	200	173,163

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mexico (cont’d.)
Gtd. Notes, 144A
5.875%	09/17/44	200	$173,163
Petroleos Mexicanos,
Gtd. Notes
5.350%	02/12/28	800	672,800
6.375%	01/23/45	725	447,506
6.500%	06/02/41	270	174,690
6.625%	06/15/35	555	400,543
7.690%	01/23/50	100	69,125
Southern Copper Corp.,
Sr. Unsec’d. Notes
7.500%	07/27/35	180	208,577

			3,509,847

Morocco — 0.6%
OCP SA,
Sr. Unsec’d. Notes, 144A
5.125%	06/23/51	370	278,379

Oman — 0.4%
Lamar Funding Ltd.,
Gtd. Notes
3.958%	05/07/25	200	188,725

Panama — 2.0%
Banco General SA,
Jr. Sub. Notes, 144A
5.250%(ff)	05/07/31(oo)	290	239,395
Banco Nacional de Panama,
Sr. Unsec’d. Notes, 144A
2.500%	08/11/30	200	159,662
Empresa de Transmision Electrica SA,
Sr. Unsec’d. Notes, 144A
5.125%	05/02/49(a)	363	290,355
ENA Master Trust,
Sr. Sec’d. Notes, 144A
4.000%	05/19/48	400	268,250

			957,662

Peru — 0.8%
Petroleos del Peru SA,
Sr. Unsec’d. Notes
5.625%	06/19/47	200	129,163
Sr. Unsec’d. Notes, 144A
4.750%	06/19/32	330	251,938

			381,101

Philippines — 0.4%
Power Sector Assets & Liabilities Management Corp.,
Gov’t. Gtd. Notes
7.390%	12/02/24	192	197,760

Qatar — 1.2%
QatarEnergy Trading LLC,
Sr. Unsec’d. Notes, 144A
3.125%	07/12/41	500	382,281

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Qatar (cont’d.)
QNB Finance Ltd.,
Gtd. Notes, EMTN
1.375%	01/26/26		200	$178,538

				560,819

Singapore — 0.4%
Singapore Airlines Ltd.,
Sr. Unsec’d. Notes, EMTN
3.375%	01/19/29		200	176,708

South Africa — 1.4%
Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes
4.314%	07/23/27		400	348,200
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		340	313,650

				661,850

Supranational Bank — 1.4%
European Bank for Reconstruction & Development,
Unsec’d. Notes, GMTN
5.600%	01/30/25	IDR	10,370,000	652,975

Thailand — 0.4%
GC Treasury Center Co. Ltd.,
Gtd. Notes, 144A, MTN
2.980%	03/18/31(a)		220	176,591

United Arab Emirates — 3.4%
Abu Dhabi Crude Oil Pipeline LLC,
Sr. Sec’d. Notes
3.650%	11/02/29		200	186,475
Sr. Sec’d. Notes, 144A
4.600%	11/02/47		310	284,096
DP World Ltd.,
Sr. Unsec’d. Notes, EMTN
4.700%	09/30/49		470	393,860
MDGH GMTN RSC Ltd.,
Gtd. Notes, GMTN
2.875%	05/21/30		600	531,487
3.950%	05/21/50		240	208,545

				1,604,463

United States — 0.4%
Sagicor Financial Co. Ltd.,
Gtd. Notes, 144A
5.300%	05/13/28		210	196,386

TOTAL CORPORATE BONDS (cost $25,397,057)				20,067,554

SOVEREIGN BONDS — 51.1%
Angola — 1.2%
Angolan Government International Bond,
Sr. Unsec’d. Notes
8.250%	05/09/28		460	416,300
Sr. Unsec’d. Notes, 144A
8.750%	04/14/32		200	173,000

				589,300

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Argentina — 1.8%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes
1.000%	07/09/29	36	$9,621
3.875%(cc)	01/09/38	500	157,438
Ciudad Autonoma de Buenos Aires,
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27	200	182,250
Provincia de Buenos Aires,
Sr. Unsec’d. Notes, 144A, MTN
5.250%(cc)	09/01/37	506	174,484
Provincia de Cordoba,
Sr. Unsec’d. Notes
6.990%	06/01/27	258	170,519
Sr. Unsec’d. Notes, 144A
6.990%	06/01/27	253	167,344

			861,656

Bahrain — 2.7%
Bahrain Government International Bond,
Sr. Unsec’d. Notes
5.625%	09/30/31	900	818,325
Sr. Unsec’d. Notes, 144A
6.000%	09/19/44	200	155,225
Sr. Unsec’d. Notes, 144A, MTN
6.250%	01/25/51	200	156,662
Sr. Unsec’d. Notes, EMTN
6.250%	01/25/51	200	156,663

			1,286,875

Chile — 0.8%
Chile Government International Bond,
Sr. Unsec’d. Notes
3.100%	01/22/61	600	372,863

China — 1.4%
Avi Funding Co. Ltd.,
Sr. Unsec’d. Notes, EMTN
3.800%	09/16/25	710	682,621

Colombia — 0.8%
Colombia Government International Bond,
Sr. Unsec’d. Notes
5.000%	06/15/45	540	370,508

Costa Rica — 0.7%
Costa Rica Government International Bond,
Sr. Unsec’d. Notes
5.625%	04/30/43	440	357,445

Dominican Republic — 2.3%
Dominican Republic International Bond,
Sr. Unsec’d. Notes
5.300%	01/21/41	150	115,434
5.875%	01/30/60	150	109,622
Sr. Unsec’d. Notes, 144A
4.875%	09/23/32	250	206,687
5.500%	02/22/29	400	366,325
5.875%	01/30/60	200	146,163

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Dominican Republic (cont’d.)
6.850%	01/27/45		200	$172,850

				1,117,081

Ecuador — 0.9%
Ecuador Government International Bond,
Sr. Unsec’d. Notes, 144A
2.500%(cc)	07/31/35		901	412,095

Egypt — 2.2%
Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A
7.625%	05/29/32		230	169,381
8.875%	05/29/50		400	266,500
Sr. Unsec’d. Notes, 144A, MTN
7.300%	09/30/33		200	142,000
Sr. Unsec’d. Notes, EMTN
5.875%	02/16/31		200	138,287
Sr. Unsec’d. Notes, MTN
6.588%	02/21/28		400	326,500

				1,042,668

Ethiopia — 0.3%
Ethiopia International Bond,
Sr. Unsec’d. Notes
6.625%	12/11/24		200	123,413

Gabon — 0.3%
Gabon Government International Bond,
Sr. Unsec’d. Notes
6.625%	02/06/31		200	163,163

Ghana — 0.6%
Ghana Government International Bond,
Bank Gtd. Notes
10.750%	10/14/30		400	280,000

India — 0.4%
Export-Import Bank of India,
Sr. Unsec’d. Notes, EMTN
3.250%	01/15/30		200	172,850

Indonesia — 4.1%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
1.850%	03/12/31(a)		600	486,066
4.450%	04/15/70		580	485,089
Sr. Unsec’d. Notes, EMTN
5.125%	01/15/45		400	385,544
5.250%	01/17/42		400	389,200
Indonesia Treasury Bond,
Bonds, Series 068
8.375%	03/15/34	IDR	844,000	59,257
Bonds, Series 082
7.000%	09/15/30	IDR	2,215,000	143,280

				1,948,436

Ivory Coast — 0.7%
Ivory Coast Government International Bond,
Sr. Unsec’d. Notes, 144A
6.125%	06/15/33		400	356,000

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Jamaica — 0.9%
Jamaica Government International Bond,
Sr. Unsec’d. Notes
6.750%	04/28/28		400	$422,200

Jordan — 1.7%
Jordan Government International Bond,
Sr. Unsec’d. Notes
5.850%	07/07/30		250	222,234
7.375%	10/10/47		200	170,725
7.750%	01/15/28		200	201,538
Sr. Unsec’d. Notes, 144A
7.750%	01/15/28		200	201,537

				796,034

Kenya — 1.0%
Republic of Kenya Government International Bond,
Sr. Unsec’d. Notes, 144A
6.300%	01/23/34(a)		400	309,000
8.000%	05/22/32		200	171,500

				480,500

Mexico — 3.8%
Mexican Bonos,
Sr. Unsec’d. Notes, Series M
7.750%	11/23/34	MXN	4,215	195,383
Mexico Government International Bond,
Sr. Unsec’d. Notes
2.659%	05/24/31(a)		1,020	824,160
3.771%	05/24/61		200	126,663
4.400%	02/12/52		200	147,400
4.600%	01/23/46		680	527,977

				1,821,583

Nigeria — 1.2%
Nigeria Government International Bond,
Sr. Unsec’d. Notes, 144A
7.143%	02/23/30		410	313,137
Sr. Unsec’d. Notes, 144A, MTN
6.500%	11/28/27		300	241,125

				554,262

Oman — 3.5%
Oman Government International Bond,
Sr. Unsec’d. Notes
4.750%	06/15/26		500	481,188
6.750%	01/17/48		410	381,633
Sr. Unsec’d. Notes, 144A, MTN
6.000%	08/01/29(a)		800	798,650

				1,661,471

Panama — 0.8%
Panama Government International Bond,
Sr. Unsec’d. Notes
3.870%	07/23/60		200	128,850
4.500%	04/01/56		360	263,992

				392,842

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Paraguay — 0.4%
Paraguay Government International Bond,
Sr. Unsec’d. Notes, 144A
5.400%	03/30/50	200	$171,725

Peru — 1.1%
Peruvian Government International Bond,
Sr. Unsec’d. Notes
2.783%	01/23/31	400	330,700
3.600%	01/15/72	300	195,150

			525,850

Philippines — 0.9%
Philippine Government International Bond,
Sr. Unsec’d. Notes
1.648%	06/10/31	200	159,022
3.700%	03/01/41	320	260,835

			419,857

Qatar — 3.2%
Qatar Government International Bond,
Sr. Unsec’d. Notes, 144A
3.400%	04/16/25	200	193,225
4.400%	04/16/50(a)	490	445,992
4.817%	03/14/49	580	561,077
5.103%	04/23/48	330	329,959

			1,530,253

Romania — 0.8%
Romanian Government International Bond,
Sr. Unsec’d. Notes
3.000%	02/14/31	500	391,812

Senegal — 0.4%
Senegal Government International Bond,
Sr. Unsec’d. Notes, 144A
6.750%	03/13/48	250	175,594

South Africa — 0.9%
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes
5.000%	10/12/46	400	278,700
6.250%	03/08/41	200	169,287

			447,987

Turkey — 3.0%
Turkey Government International Bond,
Sr. Unsec’d. Notes
4.250%	04/14/26	270	240,300
4.875%	04/16/43	800	518,650
5.750%	05/11/47	350	237,409
Turkiye Ihracat Kredi Bankasi A/S,
Sr. Unsec’d. Notes, 144A
5.750%	07/06/26	500	456,344

			1,452,703

Ukraine — 0.5%
Ukraine Government International Bond,
Sr. Unsec’d. Notes
7.375%	09/25/34(d)	250	46,297

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Ukraine (cont’d.)
9.750%	11/01/30(d)		340	$73,057
Sr. Unsec’d. Notes, 144A
4.375%	01/27/32(d)	EUR	270	50,940
7.253%	03/15/35(d)		295	54,999

				225,293

United Arab Emirates — 3.3%
Abu Dhabi Government International Bond,
Sr. Unsec’d. Notes, 144A
3.125%	09/30/49		800	588,900
Sr. Unsec’d. Notes, 144A, MTN
3.125%	04/16/30		724	669,157
Finance Department Government of Sharjah,
Sr. Unsec’d. Notes, MTN
4.000%	07/28/50		470	306,910

				1,564,967

Uruguay — 1.8%
Uruguay Government International Bond,
Sr. Unsec’d. Notes
4.375%	01/23/31		120	119,460
4.975%	04/20/55		120	115,500
5.750%	10/28/34		600	651,600

				886,560

Uzbekistan — 0.7%
Republic of Uzbekistan International Bond,
Sr. Unsec’d. Notes, 144A
3.900%	10/19/31		390	318,289

TOTAL SOVEREIGN BONDS (cost $30,801,671)				24,376,756

TOTAL LONG-TERM INVESTMENTS (cost $56,198,728)				44,444,310

		Shares
SHORT-TERM INVESTMENTS — 11.3%
AFFILIATED MUTUAL FUND — 6.2%
PGIM Institutional Money Market Fund (cost $2,968,899; includes $ 2,961,667 of cash collateral for securities on loan)(b)(wa)			2,970,787	2,969,302

UNAFFILIATED FUND — 5.1%
Dreyfus Government Cash Management, (Institutional Shares)			2,431,852	2,431,852

(cost $2,431,852)

TOTAL SHORT-TERM INVESTMENTS (cost $5,400,751)				5,401,154

TOTAL INVESTMENTS—104.4% (cost $61,599,479)				49,845,464

Liabilities in excess of other assets(z) — (4.4)%				(2,120,504)

NET ASSETS — 100.0%				$47,724,960

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,911,705; cash collateral of $2,961,667 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Position:
7	10 Year U.S. Treasury Notes	Mar. 2023	$786,078	$4,087

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Indonesian Rupiah,
Expiring 01/13/23	JPM	IDR	3,362,637	$213,582	$216,297	$2,715	$—
Mexican Peso,
Expiring 01/13/23	CITI	MXN	4,374	220,098	223,868	3,770	—
Expiring 01/13/23	CITI	MXN	249	12,225	12,744	519	—
Singapore Dollar,
Expiring 01/13/23	JPM	SGD	776	544,511	579,555	35,044	—

				$990,416	$1,032,464	42,048	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 03/15/23	JPM	EUR	45	$47,973	$48,815	$—	$(842)
Indonesian Rupiah,
Expiring 01/13/23	JPM	IDR	13,613,080	889,221	875,643	13,578	—
Mexican Peso,
Expiring 01/13/23	CITI	MXN	5,179	253,929	265,048	—	(11,119)
Singapore Dollar,
Expiring 01/13/23	JPM	SGD	776	544,864	579,555	—	(34,691)

				$1,735,987	$1,769,061	13,578	(46,652)

						$55,626	$(46,652)

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
GS	$85,003	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Corporate Bonds
Argentina	$—	$292,753	$—
Brazil	—	1,701,743	—
Chile	—	949,045	—
China	—	368,718	—
Colombia	—	864,960	—
Costa Rica	—	275,554	—
Dominican Republic	—	186,086	—
Guatemala	—	501,389	—
India	—	432,630	—
Indonesia	—	2,595,467	—
Ireland	—	171,882	—
Israel	—	384,700	—
Kazakhstan	—	976,631	—
Kuwait	—	574,885	—
Malaysia	—	247,845	—
Mexico	—	3,509,847	—
Morocco	—	278,379	—
Oman	—	188,725	—
Panama	—	957,662	—
Peru	—	381,101	—
Philippines	—	197,760	—
Qatar	—	560,819	—
Singapore	—	176,708	—
South Africa	—	661,850	—
Supranational Bank	—	652,975	—
Thailand	—	176,591	—
United Arab Emirates	—	1,604,463	—
United States	—	196,386	—
Sovereign Bonds
Angola	—	589,300	—
Argentina	—	861,656	—
Bahrain	—	1,286,875	—
Chile	—	372,863	—
China	—	682,621	—
Colombia	—	370,508	—
Costa Rica	—	357,445	—
Dominican Republic	—	1,117,081	—
Ecuador	—	412,095	—
Egypt	—	1,042,668	—

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Ethiopia	$—	$123,413	$—
Gabon	—	163,163	—
Ghana	—	280,000	—
India	—	172,850	—
Indonesia	—	1,948,436	—
Ivory Coast	—	356,000	—
Jamaica	—	422,200	—
Jordan	—	796,034	—
Kenya	—	480,500	—
Mexico	—	1,821,583	—
Nigeria	—	554,262	—
Oman	—	1,661,471	—
Panama	—	392,842	—
Paraguay	—	171,725	—
Peru	—	525,850	—
Philippines	—	419,857	—
Qatar	—	1,530,253	—
Romania	—	391,812	—
Senegal	—	175,594	—
South Africa	—	447,987	—
Turkey	—	1,452,703	—
Ukraine	—	225,293	—
United Arab Emirates	—	1,564,967	—
Uruguay	—	886,560	—
Uzbekistan	—	318,289	—
Short-Term Investments
Affiliated Mutual Fund	2,969,302	—	—
Unaffiliated Fund	2,431,852	—	—

Total	$5,401,154	$44,444,310	$—

Other Financial Instruments*
Assets
Futures Contracts	$4,087	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	55,626	—

Total	$4,087	$55,626	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(46,652)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Country Allocation:

The country classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

United States (including 6.2% of collateral for securities on loan)	11.7%
Mexico	11.1
Indonesia	9.5
United Arab Emirates	6.7
Qatar	4.4
Oman	3.9
Brazil	3.6
Turkey	3.0

Panama	2.8%
Chile	2.8
Dominican Republic	2.7
Bahrain	2.7
Colombia	2.6
Argentina	2.4
South Africa	2.3
China	2.2
Egypt	2.2

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Country Allocation (continued):

Kazakhstan	2.0%
Peru	1.9
Uruguay	1.8
Jordan	1.7
Supranational Bank	1.4
Costa Rica	1.3
Philippines	1.3
India	1.3
Angola	1.2
Kuwait	1.2
Nigeria	1.2
Guatemala	1.0
Kenya	1.0
Jamaica	0.9
Ecuador	0.9
Romania	0.8
Israel	0.8
Ivory Coast	0.7

Uzbekistan	0.7%
Ghana	0.6
Morocco	0.6
Malaysia	0.5
Ukraine	0.5
Singapore	0.4
Thailand	0.4
Senegal	0.4
Paraguay	0.4
Ireland	0.3
Gabon	0.3
Ethiopia	0.3

104.4
Liabilities in excess of other assets	(4.4)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$55,626		Unrealized depreciation on OTC forward foreign currency exchange contracts	$46,652
Interest rate contracts	Due from/to broker-variation margin futures	4,087	*	—	—

		$59,713			$46,652

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(72,514)
Foreign exchange contracts	(38,049)	38,725	—	299,788	—
Interest rate contracts	—	—	124,734	—	—

Total	$(38,049)	$38,725	$124,734	$299,788	$(72,514)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$76,632
Foreign exchange contracts	(6,484)	(18,085)	—	53,398	—
Interest rate contracts	—	—	4,087	—	—

Total	$(6,484)	$(18,085)	$4,087	$53,398	$76,632

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 11,573
Options Written (2)	1,135,000
Futures Contracts - Long Positions (2)	27,725
Futures Contracts - Short Positions (2)	1,217,947
Forward Foreign Currency Exchange Contracts - Purchased (3)	1,183,225
Forward Foreign Currency Exchange Contracts - Sold (3)	3,584,455
Credit Default Swap Agreements - Buy Protection (2)	760,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$2,911,705	$(2,911,705)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
CITI	$4,289	$(11,119)	$(6,830)	$—	$(6,830)
JPM	51,337	(35,533)	15,804	—	15,804

	$55,626	$(46,652)	$8,974	$—	$8,974

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $2,911,705:
Unaffiliated investments (cost $58,630,580)	$46,876,162
Affiliated investments (cost $2,968,899)	2,969,302
Foreign currency, at value (cost $111,085)	109,649
Dividends and interest receivable	732,185
Deposit with broker for centrally cleared/exchange-traded derivatives	85,003
Unrealized appreciation on OTC forward foreign currency exchange contracts	55,626
Due from broker-variation margin futures	984
Prepaid expenses and other assets	11,910

Total Assets	50,840,821

LIABILITIES
Payable to broker for collateral for securities on loan	2,961,667
Accrued expenses and other liabilities	90,547
Unrealized depreciation on OTC forward foreign currency exchange contracts	46,652
Management fee payable	10,491
Payable for Portfolio shares purchased	3,998
Distribution fee payable	1,639
Affiliated transfer agent fee payable	537
Trustees’ fees payable	330

Total Liabilities	3,115,861

NET ASSETS	$47,724,960

Net assets were comprised of:
Partners’ Equity	$47,724,960

Net asset value and redemption price per share, $47,724,960 / 4,473,790 outstanding shares of beneficial interest	$10.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $16,133 foreign withholding tax, of which $6,704 is reimbursable by an affiliate)	$4,068,457
Unaffiliated dividend income	34,203
Income from securities lending, net (including affiliated income of $12,790)	17,466
Affiliated dividend income	275

Total income	4,120,401

EXPENSES
Management fee	543,943
Distribution fee	199,247
Audit fee	46,700
Custodian and accounting fees	36,036
Legal fees and expenses	33,746
Trustees’ fees	9,360
Shareholders’ reports	9,222
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,928
Miscellaneous	19,853

Total expenses	906,035
Less: Fee waiver and/or expense reimbursement	(61,229)

Net expenses	844,806

NET INVESTMENT INCOME (LOSS)	3,275,595

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(598))	(21,303,892)
Futures transactions	124,734
Forward currency contract transactions	299,788
Options written transactions	38,725
Swap agreements transactions	(72,514)
Foreign currency transactions	(231,631)

(21,144,790)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $599)	(5,427,471)
Futures	4,087
Forward currency contracts	53,398
Options written	(18,085)
Swap agreements	76,632
Foreign currencies	(615)

(5,312,054)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(26,456,844)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(23,181,249)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,275,595	$6,419,247
Net realized gain (loss) on investment and foreign currency transactions	(21,144,790)	440,923
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(5,312,054)	(16,450,508)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(23,181,249)	(9,590,338)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,040,084 and 5,301,661 shares, respectively]	11,173,578	69,141,960
Portfolio shares purchased [11,369,717 and 7,338,519 shares, respectively]	(128,720,269)	(92,149,487)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(117,546,691)	(23,007,527)

TOTAL INCREASE (DECREASE)	(140,727,940)	(32,597,865)
NET ASSETS:
Beginning of year	188,452,900	221,050,765

End of year	$47,724,960	$188,452,900

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.73	$13.13	$12.22	$10.64	$11.40

Income (Loss) From Investment Operations:
Net investment income (loss)	0.46	0.47	0.46	0.58	0.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.52)	(0.87)	0.45	1.00	(1.23)

Total from investment operations	(2.06)	(0.40)	0.91	1.58	(0.76)

Net Asset Value, end of year	$10.67	$12.73	$13.13	$12.22	$10.64

Total Return(b)	(16.18)%	(3.05)%	7.45%	14.85%	(6.67)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$48	$188	$221	$72	$50
Average net assets (in millions)	$80	$176	$109	$105	$76
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.06%	1.03%	1.07%	1.03%	1.11%
Expenses before waivers and/or expense reimbursement	1.14%	1.03%	1.09%	1.10%	1.16%
Net investment income (loss)	4.11%	3.65%	3.66%	5.06%	4.30%
Portfolio turnover rate(d)(e)	38%	77%	76%	186%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A282

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2022 consisted of 60 separate portfolios. The information presented in these financial statements pertains only to the 20 portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act, except for AST Western Asset Emerging Markets Debt Portfolio, which is a non-diversified portfolio for purposes of the 1940 Act, and therefore, may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified portfolio.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The AST Government Money Market Portfolio seeks to maintain a stable $1.00 net asset value (“NAV”) and will not implement redemption gates and liquidity fees.

The Portfolios have the following investment objective(s):

Portfolio	Investment Objective(s)

 AST Bond Portfolio 2022

 (“Bond Portfolio 2022”)

 AST Bond Portfolio 2023

 (“Bond Portfolio 2023”)

 AST Bond Portfolio 2024

 (“Bond Portfolio 2024”)

 AST Bond Portfolio 2025

 (“Bond Portfolio 2025”)

 AST Bond Portfolio 2026

 (“Bond Portfolio 2026”)

 AST Bond Portfolio 2027

 (“Bond Portfolio 2027”)

 AST Bond Portfolio 2028

 (“Bond Portfolio 2028”)

 AST Bond Portfolio 2029

 (“Bond Portfolio 2029”)

 AST Bond Portfolio 2030

 (“Bond Portfolio 2030”)

 AST Bond Portfolio 2031

 (“Bond Portfolio 2031”)

 AST Bond Portfolio 2032

 (“Bond Portfolio 2032”)

 AST Bond Portfolio 2033

 (“Bond Portfolio 2033”)

Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Core Fixed Income Portfolio (“Core Fixed Income”) formerly known as AST Western Asset Core Plus Bond Portfolio	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Core Fixed Income Portfolio.
AST Government Money Market Portfolio (“Government Money Market”)	High current income and to maintain high levels of liquidity.
AST High Yield Portfolio (“High Yield”)	Maximum total return, consistent with preservation of capital and prudent investment management.

B1

Portfolio	Investment Objective(s)
AST Investment Grade Bond Portfolio (“Investment Grade Bond”)	Maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST MFS Growth Allocation Portfolio (“MFS Growth Allocation”)	Total return.
AST Multi-Sector Fixed Income Portfolio (“Multi-Sector Fixed Income”)	Maximize total return, consistent with preservation of capital.
AST Quantitative Modeling Portfolio (“Quantitative Modeling”)	High potential return while attempting to mitigate downside risk during adverse market cycles.
AST Western Asset Emerging Markets Debt Portfolio (“Western Asset Emerging Markets Debt”)	Maximize total return.

2. Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services —Investment Companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has approved the Portfolios’ valuation policies and procedures for security valuation and designated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Portfolio investments. Pursuant to the Board’s oversight, the Investment Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued.

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Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

The Government Money Market Portfolio values all of its securities of sufficient credit quality at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

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(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

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When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised. Certain Portfolios entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally

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trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Floating Rate and other Loans: Certain Portfolios invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Portfolios acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Repurchase Agreements: Certain Portfolios entered into repurchase agreements. In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations,

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collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

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Payment-In-Kind: Certain Portfolios invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeit their eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes,

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as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged the firms referenced in the below table as subadvisers for their respective Portfolios. Subadvisory fees are paid by the Investment Manager out of the management fee that it receives from the Portfolios.

Portfolio	Subadviser(s)

Bond Portfolio 2022, Bond Portfolio 2023,

Bond Portfolio 2024, Bond Portfolio 2025,
Bond Portfolio 2026, Bond Portfolio 2027,

Bond Portfolio 2028, Bond Portfolio 2029,

Bond Portfolio 2030, Bond Portfolio 2031,

Bond Portfolio 2032 and Bond Portfolio 2033

PGIM Fixed Income (a business unit of PGIM, Inc.); PGIM Limited (an indirect, wholly-owned subsidiary of PGIM)
Core Fixed Income	Western Asset Management Company Limited; Effective February 12, 2022: PGIM Fixed Income (a business unit of PGIM, Inc.); PGIM Limited (an indirect, wholly-owned subsidiary of PGIM); Wellington Management Company, LLP
Government Money Market	PGIM Fixed Income (a business unit of PGIM, Inc.)
High Yield	PGIM Fixed Income (a business unit of PGIM, Inc.); J.P. Morgan Investment Management, Inc.
Investment Grade Bond	PGIM Fixed Income (a business unit of PGIM, Inc.); PGIM Limited (an indirect, wholly-owned subsidiary of PGIM)
MFS Growth Allocation	Massachusetts Financial Services Company (“MFS”)
Multi-Sector Fixed Income	PGIM Fixed Income (a business unit of PGIM, Inc.); PGIM Limited (an indirect, wholly-owned subsidiary of PGIM)
Quantitative Modeling	PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions” a wholly-owned subsidiary of PGIM, Inc.); Effective April 23, 2022: PGIM Fixed Income (a business unit of PGIM, Inc.); Jennison Associates LLC (“Jennison” a wholly-owned subsidiary of PGIM, Inc.)
Western Asset Emerging Markets Debt	Western Asset Management Company, LLC; Western Asset Management Company Limited

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Fees and/or expenses waived and/or reimbursed by the

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Investment Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Investment Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements
Bond Portfolio 2022*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%	0.43%
Bond Portfolio 2023*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%	0.43%
Bond Portfolio 2024*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%	— #
Bond Portfolio 2025*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%	— #
Bond Portfolio 2026*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%	0.18%
Bond Portfolio 2027*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%	0.41%
Bond Portfolio 2028*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%	0.46%
Bond Portfolio 2029*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%	— #
Bond Portfolio 2030*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%	0.45%
Bond Portfolio 2031*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%	0.46%
Bond Portfolio 2032*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%	0.46%
Bond Portfolio 2033*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%	— #

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Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements
Core Fixed Income(1)	0.4825% first $300 million; 0.4725% on next $200 million; 0.4625% on next $250 million; 0.4525% on next $2.5 billion; 0.4425% on next $2.75 billion; 0.4125% on next $4 billion; 0.3925% in excess of $10 billion	0.46%	0.42%
Government Money Market	0.3000% first $3.25 billion; 0.2925% on next $2.75 billion; 0.2625% on next $4 billion; 0.2425% in excess of $10 billion	0.30%	0.17	%(a)
High Yield	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.58%	0.54%
Investment Grade Bond*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%	0.47%
MFS Growth Allocation	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $750 million; 0.6225% on next $2 billion; 0.5925% on next $4 billion; 0.5725% in excess of $10 billion	0.67%	0.67%
Multi-Sector Fixed Income(2)	0.5325% first $300 million; 0.5225% on next $200 million; 0.5125% on next $250 million; 0.5025% on next $2.5 billion; 0.4925% on next $2.75 billion; 0.4625% on next $4 billion; 0.4425% on next $2.5 billion; 0.4225% on next $2.5 billion; 0.4025% on next $5 billion; 0.3825% in excess of $20 billion	0.47%	0.47%
Quantitative Modeling^	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.55%	0.44%
Western Asset Emerging Markets Debt	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.68%	0.60%

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Portfolio	Fee Waivers and/or Expense Limitations

Bond Portfolio 2022, Bond Portfolio 2023,
Bond Portfolio 2024, Bond Portfolio 2025,
Bond Portfolio 2026, Bond Portfolio 2027,
Bond Portfolio 2028, Bond Portfolio 2029,
Bond Portfolio 2030, Bond Portfolio 2031,
Bond Portfolio 2032, and Bond Portfolio 2033

effective April 25, 2022,
contractually waive 0.02%
through June 30, 2023;
contractually limit expenses to 0.93%
through April 24, 2022;
effective April 25, 2022,
contractually limit expenses to 0.91%
through June 30, 2023
Core Fixed Income	effective February 12, 2022,
contractually waive 0.0404%
through June 30, 2023;
contractually limit expenses to 0.77%
through February 11, 2022;
effective February 12, 2022,
contractually limit expenses to 0.68%
through June 30, 2023

High Yield	contractually limit expenses to 0.85% through June 30, 2023
Investment Grade Bond	contractually limit expenses to 0.99% through June 30, 2023(b)
MFS Growth Allocation	contractually waive 0.0045% through June 30, 2023
Quantitative Modeling	effective April 23, 2022, contractually waive 0.02% through June 30, 2023(b)
Western Asset Emerging Markets Debt	contractually limit expenses to 1.06% through June 30, 2023

* Management fees are calculated based on an aggregation of net assets of Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028, Bond Portfolio 2029, Bond Portfolio 2030, Bond Portfolio 2031, Bond Portfolio 2032, Bond Portfolio 2033 and Investment Grade Bond.

# The waivers and/or expense reimbursements exceeded the effective management fee rate for the current period due to expense limitations described above.

^Prior to April 23, 2022, the contractual management fee rate was 0.25% on all assets.

(a) The Investment Manager has voluntarily agreed to limit the management fee of the Government Money Market Portfolio such that the 1-day yield of the Portfolio, excluding realized gain (loss) on investment transactions, does not fall below 0.00%. The waiver/reimbursement is voluntary and may be modified or terminated by the Investment Manager at any time without notice. During the year ended December 31, 2022, the Investment Manager has reimbursed the Portfolio as a result of this voluntary agreement in the amount of $1,225,511, 0.13% of the Government Money Market Portfolio’s average daily net assets.

(b) The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust and funds of other affiliated investment companies due to the Portfolio’s investment in any such portfolios/funds. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the Subadviser.

(1) Prior to February 12, 2022, the contractual management fee rate was as follows: 0.5325% first $300 million; 0.5225% on next $200 million; 0.5125% on next $250 million; 0.5025% on next $2.5 billion; 0.4925% on next $2.75 billion; 0.4625% on next $4 billion; 0.4425% in excess of $10 billion.

(2) Prior to February 12, 2022, management fees were calculated based on an aggregation of net assets with AST Prudential Corporate Bond Portfolio.

The Trust, on behalf of the Portfolios, has entered into an agreement with PAD, which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio. Effective April 23, 2022, the 12b-1 fee is

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waived for the assets of Quantitative Modeling Portfolio that are invested in other Portfolios. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

PAD has contractually agreed to reduce its 12b-1 fees for each of the Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028, Bond Portfolio 2029, Bond Portfolio 2030, Bond Portfolio 2031, Bond Portfolio 2032, Bond Portfolio 2033 and Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Manager and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $ 300 million	0.25% (no waiver)
Over $ 300 million up to and including $ 500 million	0.23%
Over $ 500 million up to and including $ 750 million	0.22%
Over $ 750 million	0.21%

AST Investment Services, Inc., PGIM Investments, PAD, PGIM, Inc., PGIM Limited, PGIM Quantitative Solutions and Jennison are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent and shareholder servicing agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Portfolios may also invest in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Funds and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, certain Portfolios changed their overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended December 31, 2022, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)
Investment Grade Bond	$37,821,575	$—	$—
MFS Growth Allocation	364,557	209,173	64,745

b.) Foreign Withholding Tax Reclaims

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The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (RICs). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2022 Payments
Bond Portfolio 2032	$ 1,340
Core Fixed Income	68,174
MFS Growth Allocation	53,282
Quantitative Modeling	30,244
Western Asset Emerging Markets Debt	6,704

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2022 Payments
MFS Growth Allocation	$41,056
Quantitative Modeling	40,853

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended December 31, 2022, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Bond Portfolio 2022	$5,553,151	$98,344,630
Bond Portfolio 2023	100,671,552	26,416,774
Bond Portfolio 2024	6,929,423	4,409,659
Bond Portfolio 2025	6,956,412	4,732,088
Bond Portfolio 2026	9,354,200	17,592,760
Bond Portfolio 2027	12,766,459	18,504,664
Bond Portfolio 2028	20,735,125	25,856,494
Bond Portfolio 2029	8,679,906	4,920,266
Bond Portfolio 2030	5,441,563	24,247,767

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Portfolio	Cost of Purchases	Proceeds from Sales
Bond Portfolio 2031	$6,920,907	$38,998,903
Bond Portfolio 2032	20,703,563	32,145,445
Bond Portfolio 2033	3,408,262	1,300,088
Core Fixed Income	14,348,778,775	14,541,282,621
Government Money Market	—	—
High Yield	135,792,552	360,441,507
Investment Grade Bond	15,454,426,751	6,990,582,044
MFS Growth Allocation	444,729,549	667,640,002
Multi-Sector Fixed Income	1,435,084,584	2,477,566,190
Quantitative Modeling	3,011,733,499	3,889,688,720
Western Asset Emerging Markets Debt	28,565,512	134,823,778

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2022, is presented as follows:

Bond Portfolio 2022

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST Target Maturity Central Portfolio*(1)
$ —	$85,174,666	$82,186,998	$—	$(2,987,668)	$—	—	$—
Short-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Short-Term Bond Fund(1)
8,030,514	16,094	7,985,390	21,277	(82,495)	—	—	20,773

PGIM Core Ultra Short Bond Fund(1)
16,119,506	45,466,972	61,586,478	—	—	—	—	62,613

PGIM Institutional Money Market Fund(1)(b)
454,975	4,819,591	5,274,110	—	(456)	—	—	215	(2)
$24,604,995	$50,302,657	$74,845,978	$21,277	$(82,951)	$—		$83,601
$24,604,995	$135,477,323	$157,032,976	$21,277	$(3,070,619)	$—		$83,601

Bond Portfolio 2023

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST Target Maturity Central Portfolio*(1)
$ —	$138,709,341	$9,641,275	$(3,068,370)	$(379,984)	$125,619,712	13,195,348	$—

Short-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Short-Term Bond Fund(1)

2,003,689	2,504,213	4,489,889	6,527	(24,540)	—	—	4,280

PGIM Core Ultra Short Bond Fund(1)

2,050,277	65,579,840	59,575,732	—	—	8,054,385	8,054,385	112,361

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)

$ 110,258	$3,587,168	$3,696,475	$—	$(951)	$—	—	$295	(2)
$4,164,224	$71,671,221	$67,762,096	$6,527	$(25,491)	$8,054,385		$116,936
$4,164,224	$210,380,562	$77,403,371	$(3,061,843)	$(405,475)	$133,674,097		$116,936

Bond Portfolio 2024

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST Target Maturity Central Portfolio*(1)
$ —	$9,736,907	$4,222,667	$(77,780)	$(102,134)	$5,334,326	560,328	$—
Short-Term Investments - Affiliated Mutual Fund(wd):

PGIM Core Ultra Short Bond Fund(1)
300,697	4,030,317	3,956,070	—	—	374,944	374,944	5,857
$300,697	$13,767,224	$8,178,737	$(77,780)	$(102,134)	$5,709,270		$5,857

Bond Portfolio 2025

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST Target Maturity Central Portfolio*(1)
$ —	$11,127,860	$4,602,998	$(125,860)	$(138,363)	$6,260,639	657,630	$—
Short-Term Investments - Affiliated Mutual Fund(wd):

PGIM Core Ultra Short Bond Fund(1)
164,109	5,436,850	5,256,757	—	—	344,202	344,202	7,977
$164,109	$16,564,710	$9,859,755	$(125,860)	$(138,363)	$6,604,841		$7,977

Bond Portfolio 2026

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST Target Maturity Central Portfolio*(1)
$ —	$36,615,812	$10,376,581	$(989,656)	$(366,439)	$24,883,136	2,613,775	$—
Short-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Short-Term Bond Fund(1)
2,438,272	4,887	2,424,571	(7,980)	(10,608)	—	—	4,887

PGIM Core Ultra Short Bond Fund(1)
47,993	11,873,502	10,124,455	—	—	1,797,040	1,797,040	32,511

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)
$ 490,400	$1,818,468	$2,308,731	$—	$(137)	$—	—	$196	(2)
$2,976,665	$13,696,857	$14,857,757	$(7,980)	$(10,745)	$1,797,040		$37,594
$2,976,665	$50,312,669	$25,234,338	$(997,636)	$(377,184)	$26,680,176		$37,594

Bond Portfolio 2027

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST Target Maturity Central Portfolio*(1)
$ —	$60,473,412	$9,529,013	$(2,208,017)	$(264,735)	$48,471,647	5,091,560	$—
Short-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Short-Term Bond Fund(1)
5,041,145	10,103	5,012,818	12,629	(51,059)	—	—	10,103

PGIM Core Ultra Short Bond Fund(1)
789,190	29,598,744	27,711,458	—	—	2,676,476	2,676,476	55,721

PGIM Institutional Money Market Fund(1)(b)
1,230,291	2,543,081	3,773,094	(1)	(277)	—	—	349	(2)
$7,060,626	$32,151,928	$36,497,370	$12,628	$(51,336)	$2,676,476		$66,173
$7,060,626	$92,625,340	$46,026,383	$(2,195,389)	$(316,071)	$51,148,123		$66,173

Bond Portfolio 2028

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST Target Maturity Central Portfolio*(1)
$ —	$117,095,094	$14,810,628	$(4,849,942)	$(377,655)	$97,056,869	10,195,049	$—

Short-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Short-Term Bond Fund(1)
7,504,173	15,040	7,462,007	19,023	(76,229)	—	—	19,412

PGIM Core Ultra Short Bond Fund(1)
8,169,659	70,930,863	74,883,336	—	—	4,217,186	4,217,186	104,106

PGIM Institutional Money Market Fund(1)(b)
—	19,906,814	19,902,099	—	(4,715)	—	—	1,285	(2)
$15,673,832	$90,852,717	$102,247,442	$19,023	$(80,944)	$4,217,186		$124,803
$15,673,832	$207,947,811	$117,058,070	$(4,830,919)	$(458,599)	$101,274,055		$124,803

B17

Bond Portfolio 2029

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST Target Maturity Central Portfolio*(1)
$ —	$13,978,542	$4,827,243	$(210,576)	$(132,848)	$8,807,875	925,197	$—
Short-Term Investments - Affiliated Mutual Fund(wd):

PGIM Core Ultra Short Bond Fund(1)
507,054	4,787,320	4,880,834	—	—	413,540	413,540	8,027
$507,054	$18,765,862	$9,708,077	$(210,576)	$(132,848)	$9,221,415		$8,027

Bond Portfolio 2030

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST Target Maturity Central Portfolio*(1)
$ —	$64,867,626	$7,344,895	$(2,504,649)	$(210,604)	$54,807,478	5,757,088	$—
Short-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Short-Term Bond Fund(1)
7,742,847	15,321	7,701,880	(35,098)	(21,190)	—	—	15,320

PGIM Core Ultra Short Bond Fund(1)
3,957,416	27,851,909	28,963,495	—	—	2,845,830	2,845,830	65,355

PGIM Institutional Money Market Fund(1)(b)
356,583	3,352,600	3,709,160	(129)	106	—	—	93	(2)
$12,056,846	$31,219,830	$40,374,535	$(35,227)	$(21,084)	$2,845,830		$80,768
$12,056,846	$96,087,456	$47,719,430	$(2,539,876)	$(231,688)	$57,653,308		$80,768

Bond Portfolio 2031

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST Target Maturity Central Portfolio*(1)
$ —	$111,296,184	$17,158,143	$(4,437,965)	$(633,091)	$89,066,985	9,355,776	$—
Short-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Short-Term Bond Fund(1)
9,643,215	19,327	9,589,030	18,778	(92,290)	—	—	19,342

PGIM Core Ultra Short Bond Fund(1)
5,066,460	105,702,881	107,576,665	—	—	3,192,676	3,192,676	92,037

PGIM Institutional Money Market Fund(1)(b)
751,768	19,532,176	20,281,019	—	(2,925)	—	—	911	(2)
$15,461,443	$125,254,384	$137,446,714	$18,778	$(95,215)	$3,192,676		$112,290
$15,461,443	$236,550,568	$154,604,857	$(4,419,187)	$(728,306)	$92,259,661		$112,290

B18

Bond Portfolio 2032

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST Target Maturity Central Portfolio*(1)
$ —	$145,965,690	$21,623,448	$(5,834,214)	$(770,530)	$117,737,498	12,367,384	$—
Short-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Short-Term Bond Fund(1)
7,985,384	16,004	7,940,513	15,192	(76,067)	—	—	16,004

PGIM Core Ultra Short Bond Fund(1)
5,418,433	144,657,193	146,170,144	—	—	3,905,482	3,905,482	107,379

PGIM Institutional Money Market Fund(1)(b)
567,297	4,792,618	5,359,760	—	(155)	—	—	238	(2)
$13,971,114	$149,465,815	$159,470,417	$15,192	$(76,222)	$3,905,482		$123,621
$13,971,114	$295,431,505	$181,093,865	$(5,819,022)	$(846,752)	$121,642,980		$123,621

Bond Portfolio 2033

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST Target Maturity Central Portfolio*(1)
$—	$5,918,999	$1,299,977	$(133,069)	$(62,686)	$4,423,267	464,629	$—

Short-Term Investments - Affiliated Mutual Fund(wd):

PGIM Core Ultra Short Bond Fund(1)
—	7,520,080	7,348,932	—	—	171,148	171,148	3,446
$—	$13,439,079	$8,648,909	$(133,069)	$(62,686)	$4,594,415		$3,446

Core Fixed Income

Value, Beginning of Year	Cost of Purchases***	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 4,486,521	$18,858,495	$23,345,016	$—	$—	$—	—	$598

PGIM Institutional Money Market Fund(1)(b)(wa)
110,421,140	1,581,647,919	1,523,207,943	38,243	102,843	169,002,202	169,086,745	328,712	(2)
$114,907,661	$1,600,506,414	$1,546,552,959	$38,243	$102,843	$169,002,202		$329,310

High Yield

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$20,539,131	$862,579	$21,401,710	$—	$—	$—	—	$704

B19

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wa)
$152,404,277	$313,154,451	$399,576,783	$25,265	$(13,077)	$65,994,133	66,027,146	$172,544	(2)
$172,943,408	$314,017,030	$420,978,493	$25,265	$(13,077)	$65,994,133		$173,248

 Investment Grade Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST PGIM Fixed Income Central Portfolio*(1)
$ —	$2,625,858,948	$755,400,000	$8,701,484	$7,376,937	$1,886,537,369	191,721,277	$—

AST T.Rowe Price Fixed Income Central Portfolio*(1)
—	20,000	—	(116)	—	19,884	1,934	—
$ —	$2,625,878,948	$755,400,000	$8,701,368	$7,376,937	$1,886,557,253		$—
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
6,150,463	105,327,349	111,477,812	—	—	—	—	1,200

PGIM Institutional Money Market Fund(1)(b)(wd)
37,379,150	6,513,343,389	6,135,529,136	137,492	(169,538)	415,161,357	415,369,041	994,820	(2)
$43,529,613	$6,618,670,738	$6,247,006,948	$137,492	$(169,538)	$415,161,357		$996,020
$43,529,613	$9,244,549,686	$7,002,406,948	$8,838,860	$7,207,399	$2,301,718,610		$996,020

 MFS Growth Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$152,751,852	$616,074,203	$685,055,184	$—	$—	$83,770,871	83,770,871	$1,909,739

PGIM Institutional Money Market Fund(1)(b)(wa)
48,151,975	317,914,327	306,859,583	14,778	9,791	59,231,288	59,260,919	87,595	(2)
$200,903,827	$933,988,530	$991,914,767	$14,778	$9,791	$143,002,159		$1,997,334

 Multi-Sector Fixed Income

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 69,907,187	$2,024,795,575	$1,992,815,599	$—	$—	$101,887,163	101,887,163	$3,774,673

PGIM Institutional Money Market Fund(1)(b)(wa)
549,295,184	1,272,466,959	1,526,472,632	94,193	(67,211)	295,316,493	295,464,225	561,815	(2)
$619,202,371	$3,297,262,534	$3,519,288,231	$94,193	$(67,211)	$397,203,656		$4,336,488

B20

Quantitative Modeling

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST BlackRock/Loomis Sayles Bond Portfolio*(1)
$ 26,654,863	$1,124,881	$26,887,411	$(1,008,847)	$116,514	$—	—	$—

AST ClearBridge Dividend Growth Portfolio*(1)
86,704,908	28,404,282	87,506,865	(28,966,256)	23,213,328	21,849,397	810,738	—

AST Core Fixed Income Portfolio*(1)
59,268,819	136,190,142	181,166,638	(1,787,036)	(12,505,287)	—	—	—

AST Emerging Markets Equity Portfolio*(1)
6,794,349	4,788,571	5,113,179	(987,345)	(310,650)	5,171,746	643,252	—

AST Global Bond Portfolio*(1)
115,773,072	29,890,484	70,290,353	(7,465,780)	(3,392,931)	64,514,492	6,052,016	—

AST Goldman Sachs Small-Cap Value Portfolio*(1)
10,095,723	—	9,428,727	(3,300,217)	2,633,221	—	—	—

AST High Yield Portfolio*(1)
6,726,700	5,215,893	2,188,557	(1,006,630)	119,779	8,867,185	806,841	—

AST International Growth Portfolio*(1)
75,880,627	31,043,887	74,113,845	(26,454,784)	8,099,487	14,455,372	668,302	—

AST International Value Portfolio*(1)
77,220,790	22,689,351	78,694,344	(19,388,076)	13,644,246	15,471,967	749,611	—

AST Investment Grade Bond Portfolio*(1)
—	444,802,580	432,400,185	—	(12,402,395)	—	—	—

AST Jennison Large-Cap Growth Portfolio*(1)
60,240,812	20,008,738	67,084,828	(19,039,078)	5,874,356	—	—	—

AST Large-Cap Core Portfolio*(1)
215,998,360	30,163,922	225,652,411	(82,103,358)	61,593,487	—	—	—

AST Large-Cap Growth Portfolio*(1)
72,290,292	112,331,800	101,483,353	(29,204,343)	(2,518,340)	51,416,056	1,018,745	—

AST Large-Cap Value Portfolio*(1)
77,063,279	193,251,125	259,713,388	(24,198,205)	69,746,978	56,149,789	1,288,135	—

AST Loomis Sayles Large-Cap Growth Portfolio*(1)
73,776,506	14,858,200	77,716,443	(23,836,135)	12,917,872	—	—	—

AST MFS Growth Portfolio*(1)
62,767,456	15,060,929	66,301,713	(19,922,556)	8,395,884	—	—	—

AST MFS Large-Cap Value Portfolio*(1)
106,026,590	4,574,360	80,186,891	(33,291,647)	2,877,588	—	—	—

AST Mid-Cap Growth Portfolio*(1)
8,151,729	2,363,838	8,686,790	(2,376,065)	547,288	—	—	—

AST Mid-Cap Value Portfolio*(1)
8,300,274	1,094,831	9,090,786	(3,442,797)	3,138,478	—	—	—

AST Prudential Core Bond Portfolio*(1)
95,310,787	3,633,732	95,841,860	(3,542,724)	440,065	—	—	—

B21

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

AST QMA International Core Equity Portfolio*(1)
$ 66,964,254	$8,814,497	$69,895,462	$(19,201,537)	$13,318,248	$—	—	$—

AST Small-Cap Growth Opportunities Portfolio*(1)
13,161,389	6,427,392	17,301,458	(2,912,767)	625,444	—	—	—

AST Small-Cap Growth Portfolio*(1)
13,078,365	23,461,728	12,878,305	(5,313,670)	(448,131)	17,899,987	300,335	—

AST Small-Cap Value Portfolio*(1)
22,335,588	26,628,373	26,963,439	(6,476,564)	2,674,592	18,198,550	546,339	—

AST T. Rowe Price Large-Cap Value Portfolio*(1)
79,092,250	1,651,801	55,477,676	(28,201,411)	2,935,036	—	—	—

AST T. Rowe Price Natural Resources Portfolio*(1)
13,784,780	17,340,356	15,748,456	(852,373)	1,422,202	15,946,509	551,401	—

AST Western Asset Emerging Markets Debt Portfolio*(1)
5,814,039	977,891	6,141,414	25,712	(676,228)	—	—	—

Prudential Financial Inc.(1)
—	1,665,619	1,635,761	—	(29,858)	—	—	—
$1,459,276,601	$1,188,459,203	$2,165,590,538	$(394,254,489)	$202,050,273	$289,941,050		$—

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
5,201,691	1,697,726,729	1,637,550,962	—	—	65,377,458	65,377,458	1,949,812

PGIM Institutional Money Market Fund(1)(b)(wd)
—	96,020,225	84,561,042	2,968	6,453	11,468,604	11,474,341	12,983	(2)
$ 5,201,691	$1,793,746,954	$1,722,112,004	$2,968	$6,453	$76,846,062		$1,962,795
$1,464,478,292	$2,982,206,157	$3,887,702,542	$(394,251,521)	$202,056,726	$366,787,112		$1,962,795

Western Asset Emerging Markets Debt

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 7,921,652	$125,241	$8,046,893	$ —	$ —	$ —	—	$275

PGIM Institutional Money Market Fund(1)(b)(wa)
10,853,863	45,209,094	53,093,656	599	(598)	2,969,302	2,970,787	12,790	(2)
$18,775,515	$45,334,335	$61,140,549	$599	$(598)	$2,969,302		$13,065

*	Non-income producing security.
***	A portion of the amount represents merger activity during the reporting period.
(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.

B22

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2022 are subject to such review.

7. Borrowings

The Trust, on behalf of the Portfolios, (excluding the Government Money Market), along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 -9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$1,200,000,000	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2022. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2022
Bond Portfolio 2022	$576,538	1.54%	13	$1,312,000	$—
Bond Portfolio 2024	600,000	1.32	1	600,000	—
Bond Portfolio 2026	383,000	1.31	4	383,000	—
Bond Portfolio 2032	1,601,000	1.44	1	1,601,000	—
Core Fixed Income	6,518,000	2.73	45	102,395,000	—
High Yield	1,339,571	2.91	42	12,919,000	—
Investment Grade Bond	32,648,000	4.89	1	32,648,000	—
Multi-Sector Fixed Income	4,026,400	1.31	5	4,296,000	—

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of

B23

December 31, 2022, all Portfolios offer only a single share class to investors.

As of December 31, 2022, the following number of shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

Portfolio	Number of Shares	Percentage of Outstanding Shares
Bond Portfolio 2022	25,137	82.7%
Bond Portfolio 2023	5,375,500	48.3
Bond Portfolio 2024	188,707	36.3
Bond Portfolio 2025	196,719	37.5
Bond Portfolio 2026	481,304	19.6
Bond Portfolio 2027	789,988	16.0
Bond Portfolio 2028	2,882,984	29.7
Bond Portfolio 2029	451,917	50.0
Bond Portfolio 2030	1,706,210	30.3
Bond Portfolio 2031	6,398,964	59.7
Bond Portfolio 2032	7,772,608	47.2
Bond Portfolio 2033	532,779	89.3
Core Fixed Income	210,131,712	67.4
Government Money Market	450,467,008	46.5
High Yield	23,016,172	72.9
Investment Grade Bond	1,451,060,074	77.0
MFS Growth Allocation	34,046,832	83.1
Multi-Sector Fixed Income	979,723,614	100.0
Quantitative Modeling	49,779,396	96.4
Western Asset Emerging Markets Debt	4,282,279	95.7

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
Bond Portfolio 2022	—	—%
Bond Portfolio 2023	2	48.3
Bond Portfolio 2024	1	33.5
Bond Portfolio 2025	1	32.6
Bond Portfolio 2026	1	16.8
Bond Portfolio 2027	1	13.3
Bond Portfolio 2028	2	29.7
Bond Portfolio 2029	1	49.3
Bond Portfolio 2030	1	25.5
Bond Portfolio 2031	2	59.7
Bond Portfolio 2032	2	47.2
Bond Portfolio 2033	2	89.3
Core Fixed Income	2	67.3
Government Money Market	2	46.5
High Yield	3	56.7
Investment Grade Bond	2	77.0
MFS Growth Allocation	2	83.1
Multi-Sector Fixed Income	2	100.0
Quantitative Modeling	2	96.4
Western Asset Emerging Markets Debt	5	92.9

B24

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Unaffiliated:
Bond Portfolio 2022	—	—%
Bond Portfolio 2023	1	51.2
Bond Portfolio 2024	1	62.9
Bond Portfolio 2025	1	62.6
Bond Portfolio 2026	1	80.0
Bond Portfolio 2027	1	84.0
Bond Portfolio 2028	1	70.3
Bond Portfolio 2029	1	50.0
Bond Portfolio 2030	1	69.6
Bond Portfolio 2031	1	40.2
Bond Portfolio 2032	1	52.8
Bond Portfolio 2033	1	10.7
Core Fixed Income	1	32.6
Government Money Market	1	53.5
High Yield	1	27.1
Investment Grade Bond	1	22.9
MFS Growth Allocation	1	16.9
Multi-Sector Fixed Income	—	—
Quantitative Modeling	—	—
Western Asset Emerging Markets Debt	—	—

9. Purchases & Redemption In-kind

On November 15-16, 2021, the Board approved, and subsequently on February 16, 2022 shareholders approved, changes to Quantitative Modeling that were contingent on shareholder approval of the amended Management Agreement and Shareholder Services and Distribution Plan. In addition to the amended Management Agreement and Shareholder Services and Distribution Plan, the Board approved changing Quantitative Modeling’s principal investment strategies from a fund-of-funds structure that primarily invests portfolio assets in Underlying Funds (the “Underlying Funds”) to a structure that primarily relies on direct investments to achieve the Portfolio’s investment objectives. The implementation of the new principal investment strategy in the Portfolio was done by utilizing a redemption in-kind from the Underlying Funds Portfolios.

As of the close of business on April 22, 2022, the Underlying Funds settled the redemption of portfolio shares by delivering portfolio securities and other assets to the Portfolios. The following table is a summary of the value of such securities and other assets that were transferred in-kind to the Portfolios:

Underlying Portfolio	Total Redemption In-Kind Value
AST ClearBridge Dividend Growth Portfolio	$41,258,212
AST International Growth Portfolio	39,045,939
AST International Value Portfolio	41,656,669
AST Jennison Large-Cap Growth Portfolio*	30,245,224
AST Large-Cap Core Portfolio	157,286,245
AST Large-Cap Growth Portfolio	37,894,009
AST Large-Cap Value Portfolio	141,516,231
AST Loomis Sayles Large-Cap Growth Portfolio*	32,293,603
AST MFS Growth Portfolio*	28,545,816
AST Mid-Cap Growth Portfolio	5,985,957
AST Mid-Cap Value Portfolio	6,459,333
AST QMA International Core Equity Portfolio	48,298,927

$610,486,165

*	Portfolio merged into AST Large-Cap Growth Portfolio on June 10, 2022.

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As of the close of business on April 25, 2022, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028, Bond Portfolio 2029, Bond Portfolio 2030, Bond Portfolio 2031, Bond Portfolio 2032, and Bond Portfolio 2033 settled the purchase into the AST Target Maturity Central Portfolio (“Target Maturity Central”) by delivering portfolio securities and other assets in exchange for shares of Target Maturity Central. The following table is a summary of the value of such securities and other assets that were transferred in-kind along with the shares received.

Portfolio	Securities Market Value and Other Assets	Shares Received
Bond Portfolio 2022	$81,330,415	8,133,041
Bond Portfolio 2023	54,891,541	5,489,154
Bond Portfolio 2024	2,929,799	292,980
Bond Portfolio 2025	4,661,546	466,155
Bond Portfolio 2026	28,410,307	2,841,031
Bond Portfolio 2027	52,581,328	5,258,133
Bond Portfolio 2028	113,559,594	11,355,959
Bond Portfolio 2029	6,185,458	618,546
Bond Portfolio 2030	59,873,308	5,987,331
Bond Portfolio 2031	109,858,605	10,985,861
Bond Portfolio 2032	142,628,023	14,262,802
Bond Portfolio 2033	4,146,115	414,611

	$661,056,039	66,105,604

As of the close of business on June 27, 2022, Investment Grade Bond settled the purchase into the AST PGIM Fixed Income Central Portfolio (“PGIM Fixed Income Central”) by delivering portfolio securities and other assets in exchange for shares of the PGIM Fixed Income Central. The following table is a summary of the value of such securities and other assets that were transferred in-kind along with the shares received.

Portfolio	Securities Market Value and Other Assets	Shares Received
Investment Grade Bond	$896,658,948	89,665,895

For U.S. GAAP purposes, the securities and other assets transferred were recorded at fair value, and the historical cost basis of the assets transferred was not carried forward to the Portfolios.

10. Risks of Investing in the Portfolios

Each Portfolio’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Risks	Bond Portfolio 2022	Bond Portfolio 2023	Bond Portfolio 2024	Bond Portfolio 2025	Bond Portfolio 2026

Adjustable and Floating-Rate Securities	–	–	–	–	–
Asset Allocation	–	–	–	–	–
Asset Transfer Program	X	X	X	X	X
Asset-Backed and/or Mortgage-Backed Securities	X	X	X	X	X
Bank Loan Investments	–	–	–	–	–
Blend Style	–	–	–	–	–
Commodity	–	–	–	–	–
Covenant-Lite	–	–	–	–	–
Credit	–	–	–	–	–
Derivatives	X	X	X	X	X
Economic and Market Events	X	X	X	X	X
Emerging Markets	–	–	–	–	–
Equity Securities	–	–	–	–	–

B26

Risks	Bond Portfolio 2022	Bond Portfolio 2023	Bond Portfolio 2024	Bond Portfolio 2025	Bond Portfolio 2026

Exchange-Traded Funds (ETF)	–	–	–	–	–
Expense	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X
Focus	–	–	–	–	–
Foreign Investment	–	–	–	–	–
Fund of Funds	X	X	X	X	X
High Yield	X	X	X	X	X
Interest Rate	–	–	–	–	–
Investment Style	–	–	–	–	–
Large Company	–	–	–	–	–
Leverage	–	–	–	–	–
Liquidity Allocation	–	–	–	–	–
Liquidity and Valuation	X	X	X	X	X
Market and Management	X	X	X	X	X
Non-Diversification	–	–	–	–	–
Portfolio Turnover	–	–	–	–	X
Prepayment or Call	–	–	–	–	–
Quantitative Model	–	–	–	–	–
Real Estate	–	–	–	–	–
Redemption	–	–	–	–	–
Regulatory	X	X	X	X	X
Restricted Securities	–	–	–	–	–
Selection	–	–	–	–	–
Short Sale	–	–	–	–	–
Sovereign Debt Securities	–	–	–	–	–
U.S. Government Securities	X	X	X	X	X
Valuation	–	–	–	–	–
Yield	–	–	–	–	–

Risks	Bond Portfolio 2027	Bond Portfolio 2028	Bond Portfolio 2029	Bond Portfolio 2030	Bond Portfolio 2031

Adjustable and Floating-Rate Securities	–	–	–	–	–
Asset Allocation	–	–	–	–	–
Asset Transfer Program	X	X	X	X	X
Asset-Backed and/or Mortgage-Backed Securities	X	X	X	X	X
Bank Loan Investments	–	–	–	–	–
Blend Style	–	–	–	–	–
Commodity	–	–	–	–	–
Covenant-Lite	–	–	–	–	–
Credit	–	–	–	–	–
Derivatives	X	X	X	X	X
Economic and Market Events	X	X	X	X	X
Emerging Markets	–	–	–	–	–
Equity Securities	–	–	–	–	–
Exchange-Traded Funds (ETF)	–	–	–	–	–
Expense	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X
Focus	–	–	–	–	–

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Risks	Bond Portfolio 2027	Bond Portfolio 2028	Bond Portfolio 2029	Bond Portfolio 2030	Bond Portfolio 2031

Foreign Investment	–	–	–	–	–
Fund of Funds	X	X	X	X	X
High Yield	X	X	X	X	X
Interest Rate	–	–	–	–	–
Investment Style	–	–	–	–	–
Large Company	–	–	–	–	–
Leverage	–	–	–	–	–
Liquidity Allocation	–	–	–	–	–
Liquidity and Valuation	X	X	X	X	X
Market and Management	X	X	X	X	X
Non-Diversification	–	–	–	–	–
Portfolio Turnover	X	X	–	–	–
Prepayment or Call	–	–	–	–	–
Quantitative Model	–	–	–	–	–
Real Estate	–	–	–	–	–
Redemption	–	–	–	–	–
Regulatory	X	X	X	X	X
Restricted Securities	–	–	–	–	–
Selection	–	–	–	–	–
Short Sale	–	–	–	–	–
Sovereign Debt Securities	–	–	–	–	X
U.S. Government Securities	X	X	X	X	X
Valuation	–	–	–	–	–
Yield	–	–	–	–	–

Risks	Bond Portfolio 2032	Bond Portfolio 2033	Core Fixed Income	Government Money Market	High Yield

Adjustable and Floating-Rate Securities	–	–	–	X	–
Asset Allocation	–	–	–	–	–
Asset Transfer Program	X	X	X	X	X
Asset-Backed and/or Mortgage-Backed Securities	X	X	X	–	X
Bank Loan Investments	–	–	–	–	X
Blend Style	–	–	–	–	–
Commodity	–	–	–	–	–
Covenant-Lite	–	–	–	–	X
Credit	–	–	–	X	–
Derivatives	X	X	X	–	X
Economic and Market Events	X	X	X	X	X
Emerging Markets	–	–	–	–	X
Equity Securities	–	–	–	–	–
Exchange-Traded Funds (ETF)	–	–	–	–	–
Expense	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X
Focus	–	–	–	–	–
Foreign Investment	–	–	X	–	X
Fund of Funds	X	X	–	–	–
High Yield	X	X	X	–	X
Interest Rate	–	–	–	X	–

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Risks	Bond Portfolio 2032	Bond Portfolio 2033	Core Fixed Income	Government Money Market	High Yield
Investment Style	–	–	–	–	–
Large Company	–	–	–	–	–
Leverage	–	–	–	–	–
Liquidity Allocation	–	–	–	–	–
Liquidity and Valuation	X	X	X	X	X
Market and Management	X	X	X	X	X
Non-Diversification	–	–	–	–	–
Portfolio Turnover	–	–	X	–	–
Prepayment or Call	–	–	–	X	–
Quantitative Model	–	–	–	–	–
Real Estate	–	–	–	–	–
Redemption	–	–	X	–	X
Regulatory	X	X	X	X	X
Restricted Securities	–	–	–	–	X
Selection	–	–	–	–	–
Short Sale	–	–	–	–	X
Sovereign Debt Securities	X	X	–	–	X
U.S. Government Securities	X	X	–	X	–
Valuation	–	–	–	–	–
Yield	–	–	–	X	–

Risks	Investment Grade Bond	MFS Growth	Multi- Sector Fixed Income	Quantitative Modeling	Western Asset Emerging Markets Debt
Adjustable and Floating-Rate Securities	–	–	–	–	–
Asset Allocation	–	–	–	X	–
Asset Transfer Program	X	X	–	X	X
Asset-Backed and/or Mortgage-Backed Securities	X	–	X	X	X
Bank Loan Investments	–	–	–	–	–
Blend Style	–	–	–	X	–
Commodity	–	–	–	X	–
Covenant-Lite	–	–	–	–	–
Credit	–	–	–	–	–
Derivatives	X	–	X	X	X
Economic and Market Events	X	X	–	X	X
Emerging Markets	–	–	X	–	X
Equity Securities	X	X	–	X	–
Exchange-Traded Funds (ETF)	–	–	X	–	–
Expense	X	X	X	X	X
Fixed Income Securities	X	–	X	X	X
Focus	–	X	X	–	–
Foreign Investment	X	X	X	X	X
Fund of Funds	–	–	–	X	–
High Yield	–	–	X	X	X
Interest Rate	–	–	–	–	–
Investment Style	–	X	–	–	–
Large Company	–	X	–	–	–

B29

Risks	Investment Grade Bond	MFS Growth	Multi- Sector Fixed Income	Quantitative Modeling	Western Asset Emerging Markets Debt
Leverage	–	–	X	–	–
Liquidity Allocation	–	–	–	X	–
Liquidity and Valuation	X	X	X	X	X
Market and Management	X	X	X	X	X
Non-Diversification	–	–	–	–	X
Portfolio Turnover	X	–	X	–	–
Prepayment or Call	–	–	X	–	–
Quantitative Model	–	–	–	X	–
Real Estate	–	–	–	–	–
Recent Events	–	–	X	X	–
Redemption	X	–	–	–	X
Regulatory	X	–	X	X	X
Restricted Securities	–	–	–	–	–
Selection	–	–	X	–	–
Short Sale	–	–	X	–	–
Sovereign Debt Securities	–	–	–	–	–
U.S. Government Securities	–	–	X	–	–
Valuation	–	–	X	–	–
Yield	–	–	–	–	–

Adjustable and Floating-Rate Securities Risk: The value of adjustable and floating-rate securities may lag behind the value of fixed-rate securities when interest rates change. Variable and floating-rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.

Asset Allocation Risk: The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. Additionally, both equity and fixed income securities may decline in value. Any given investment strategy may fail to produce the intended results, and a Portfolio’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

Asset Transfer Program Risk: Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and

B30

securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Bank Loan Investments Risk: The Portfolio’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy, or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio’s access to collateral, if any, may be limited by bankruptcy laws. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.

Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark have a notable impact on settlement performance and other mutual funds.

Commodity Risk: A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. The prices of commodity-linked derivative instruments also may be more volatile than the prices of investments in traditional equity and debt securities.

Covenant-Lite Risk: Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation;

B31

leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.

Economic and Market Events Risk: Events in the US and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. In addition, it remains uncertain that governmental entities will intervene in response to market disturbances, and the effect of any such future intervention cannot be predicted.

Emerging Markets Risk: The risks of non-U.S. investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the U.S. may not require or enforce corporate governance standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk: An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Focus Risk: The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

B32

Foreign Investment Risk: Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.

Fund of Funds Risk: In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.

High Yield Risk: Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio’s holdings may fall sharply. This is referred to as “extension risk.”

Investment Style Risk: Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Large Company Risk: Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Leverage Risk: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, the Subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities.

Liquidity Allocation Risk: A Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in Underlying Portfolios or individual securities, as applicable, and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies, among others. Such events may reduce consumer

B33

demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Non-Diversification Risk: The Portfolio is a non-diversified portfolio, and therefore, it can invest in fewer individual companies than a diversified portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Portfolio Turnover Risk: A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Prepayment or Call Risk: Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Quantitative Model Risk: The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of their investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance.

Real Estate Risk: Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Redemption Risk: A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Restricted Securities Risk: The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be classified as illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.

Selection Risk: The Subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by the Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short Sale Risk: A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Sovereign Debt Securities Risk: Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include

B34

the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.

U.S. Government Securities Risk: U.S. Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the U.S. Government, and may not be backed by the full faith and credit of the U.S. Government.

Valuation Risk: Due to the nature of the Portfolio’s investments and the market environment, a portion of the Portfolio’s assets may be valued at fair value pursuant to guidelines established by the Board. The Portfolio’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price the Portfolio would receive upon sale of a security. To the extent the Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. In addition, if there is wide variation in the fair value estimates produced by the market participants with respect to investments held by the Portfolio, such variations may make it harder for the Portfolio to sell that investment (i.e., such variation may tend to increase liquidity risk).

Yield Risk: The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. If interest rates increase, the Portfolio’s yield may not increase proportionately. For example, the Portfolio’s investment manager may discontinue any temporary voluntary fee limitation.

11. Reorganization

On September 20-22, 2021, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of AST BlackRock/Loomis Sayles Bond Portfolio (“BlackRock/Loomis Sales Bond”), AST BlackRock Low Duration Bond Portfolio (“BlackRock Low Duration”), and AST Prudential Core Bond Portfolio (“Prudential Core Bond”) (the “Merged Portfolios”) for shares of Core Fixed Income (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on January 10, 2022 and the reorganization took place at the close of business on February 11, 2022.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolios	Total Investment Value	Total Investment Cost
BlackRock/Loomis Sayles Bond	$3,139,753,746	$3,210,044,862
BlackRock Low Duration Bond	507,765,643	516,918,840
Prudential Core Bond	670,360,172	670,146,882

The purpose of the transaction was to combine four portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on February 11, 2022:

Merged Portfolios		Shares
BlackRock/Loomis Sayles Bond		183,624,605
BlackRock Low Duration Bond		44,888,106
Prudential Core Bond		49,581,676
Acquiring Portfolio	Shares	Value
Core Fixed Income	280,427,697	$3,970,856,187

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

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The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Portfolios	Unrealized Appreciation (Depreciation) on Investments	Net Assets
BlackRock/Loomis Sayles Bond	$(70,291,116)	$2,791,240,892
BlackRock Low Duration Bond	(9,153,197)	510,198,208
Prudential Core Bond	213,290	669,417,087
Acquiring Portfolio		Net Assets
Core Fixed Income		$2,032,951,561

Assuming the acquisition had been completed on January 1, 2022, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2022 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized loss on investments (b)	Net decrease in net assets resulting from operations
Core Fixed Income	$117,051,146	$(1,025,948,926)	$(908,897,780)

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net investment income from the Merged Portfolios pre-merger as follows: BlackRock/Loomis Sayles Bond $4,492,587, BlackRock Low Duration Bond $452,470, Prudential Core Bond $1,627,605.

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: BlackRock/Loomis Sayles Bond $(102,467,058), BlackRock Low Duration Bond $(8,541,638) and Prudential Core Bond $(26,125,664).

Since both the Merged Portfolios and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since February 11, 2022.

12. Subsequent Events

Effective as of January 4, 2023, the AST Bond Portfolio 2022 reached its intended maturity date. In accordance with its terms, the securities held by the AST Bond Portfolio 2022 were sold and all outstanding shares of beneficial interest of the Portfolio were redeemed by the separate accounts which owned the shares.

On September 19-20, 2022, the Board approved the reorganization (the “Reorganization”) of AST BlackRock 80/20 Target Allocation and AST MFS Growth Allocation (the “Target Portfolios”) into AST Capital Growth Asset Allocation (the “Acquiring Portfolio”). The shareholders of the Target Portfolios approved the reorganization at a meeting on January 24, 2023. It is expected that the Reorganization will be completed on or around February 24, 2023.

On September 19-20, 2022, the Board approved the reorganization (the “Reorganization”) of AST Western Asset Emerging Markets Debt (the “Target Portfolio”) into AST Global Bond (the “Acquiring Portfolio”). The shareholders of the Target Portfolio approved the reorganization at a meeting on February 8, 2023. It is expected that the Reorganization will be completed on or around March 10, 2023.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of each of the twenty portfolios listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments except for AST Bond Portfolio 2022, of each of the portfolios indicated in the table below (twenty of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios“) as of December 31, 2022, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of periods indicated therein ended on or subsequent to December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Portfolio	Statements
AST Bond Portfolio 2022	Statements of operations for the year ended December 31, 2022 and statements of changes in net assets for each of the two years in the period ended December 31, 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Bond Portfolio 2025
AST Bond Portfolio 2026
AST Bond Portfolio 2027
AST Bond Portfolio 2028
AST Bond Portfolio 2029
AST Bond Portfolio 2030
AST Bond Portfolio 2031
AST Core Fixed Income Portfolio
AST Government Money Market Portfolio
AST High Yield Portfolio
AST Investment Grade Bond Portfolio
AST MFS Growth Allocation Portfolio
AST Multi-Sector Fixed Income Portfolio
AST Quantitative Modeling Portfolio
AST Western Asset Emerging Markets Debt Portfolio
AST Bond Portfolio 2032

Statement of operations for the year ended

December 31, 2022 and statement of changes in

net assets for the year ended December 31, 2022 and for the period January 4, 2021 (commencement of operations) through December 31, 2022

AST Bond Portfolio 2033	Statements of operations and changes in net assets for the period January 3, 2022 (commencement of operations) through December 31, 2022

The financial statements of AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Core Fixed Income Portfolio, AST Government Money Market Portfolio, AST High Yield Portfolio, AST Investment Grade Bond Portfolio, AST Multi-Sector Fixed Income Portfolio, AST Quantitative Modeling Portfolio and AST Western Asset Emerging Markets Debt Portfolio as of and for the year or period ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

The financial statements of AST MFS Growth Allocation Portfolio as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about the Trustees (or “Board Members”) and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Board Members.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Susan Davenport Austin 1967 No. of Portfolios Overseen: 76

Chief Financial Officer of Grace Church School (Since September 2019); President, Candide Business Advisors, Inc. (Since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013 -2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010 - 2021).

Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 76

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 76

Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Director of Apollo Global Management, Inc. (since 2022); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Formerly Director of the Asia-Pacific Fund, Inc. (2006-2019); formerly Director of Sotheby’s (2014-2019) auction house and art-related finance.	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 76

Trinity Investors (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 76

Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018 – June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

Chairman of the Board of Auxadi Holdco, S.L. (Since February 2022); Non-Executive Director of Auxadi Holdco, S.L (Since November 2020); Non-Executive Director of Stout (Since January 2020); formerly Non-Executive Director of Clyde & Co. (January 2020 – June 2021); Formerly Non-Executive Chairman (September 2019 – January 2021) of Litera Microsystems.

Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 76

Director of ICI Mutual Insurance Company (June 2020 - present; June 2016-June 2019); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

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Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Thomas M. O’Brien 1950 No. of Portfolios Overseen: 76

Chairman, Chief Executive Officer and President of Sterling Bancorp (Since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018–March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Board Member

Timothy S. Cronin 1965 Number of Portfolios Overseen: 76

Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).

		None.	Since October 2009

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005
Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020
Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since March 2021

D2

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022
Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019
Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014
Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019
Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer

Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).

Since June 2017

(a) Excludes Mr. Cronin, an Interested Board Member who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Board Member because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Board Members or Officers. The Independent Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Board Member.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Board Member. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

D3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges, and expenses of the portfolios and on the contracts and should be read carefully.

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling the appropriate phone number listed below and on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov. Additionally, this information is available on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330. Additionally, the Trust makes a complete listing of portfolio holdings as of its first and third calendar quarter-end available on its website listed above.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

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AST-AR-B

Advanced Series Trust

ANNUAL REPORT December 31, 2022
AST Advanced Strategies Portfolio AST Balanced Asset Allocation Portfolio AST Global Bond Portfolio AST Preservation Asset Allocation Portfolio AST Prudential Growth Allocation Portfolio

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Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2022

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments, Financial Statements, and Financial Highlights

	Glossary	A1

	AST Advanced Strategies Portfolio	A3

	AST Balanced Asset Allocation Portfolio	A67

	AST Global Bond Portfolio	A143

	AST Preservation Asset Allocation Portfolio	A199

	AST Prudential Growth Allocation Portfolio	A264

Section B	Notes to Financial Statements

Section C	Report of Independent Registered Public Accounting Firm

Section D	Information about Board Members and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2022

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin
President,
Advanced Series Trust	January 31, 2023

Market Overview — unaudited	Annual Report	December 31, 2022

Equity Market Overview

Across the majority of asset classes and regions, equities posted losses in 2022. Recession fears—spurred by the highest inflation in decades and aggressive central bank interest-rate hikes—were the main headwinds. Bond markets also suffered as yields spiked and the US Treasury yield curve inverted. Yield inversion is when the yield on a shorter-term bond is higher than a longer-term bond. However, commodities gained as oil and gas prices benefited from supply-chain woes following the onset of Russia’s invasion of Ukraine.

Equities end the year lower

US equity losses were widespread, as the large-cap S&P 500 Index fell 18.10%, the broad-based Russell 3000 Index declined 19.21%, and the tech-heavy Nasdaq Composite Index plummeted 33.10% during the year. Internationally, the MSCI ACWI Ex-US Index, a gauge of stock performance in developed and emerging markets outside the US, slid 15.57%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

Central bank activity dominates market sentiments

The US equity market suffered its worst year since 2008 as the US Federal Reserve (the Fed) aggressively tightened monetary policy in an attempt to lower inflation. The Fed raised its federal funds rate, which began the year at around 0%, seven times throughout 2022 to close the year in a range of 4.25% to 4.50%. The impact of higher rates punished the housing market, as housing starts and building permits declined, largely in response to rising mortgage rates. While inflation remained high for most of 2022, markets cheered by year-end as both the Consumer Price Index and the Personal Consumption Expenditures Price Index had slowed. During the same period, unemployment remained historically low.

Energy prices and the US dollar both posted gains for the year. Oil prices spiked in the first half of 2022, at one point rising above $100 per barrel for the first time since 2014. Supply concerns were exacerbated by Russia’s invasion of Ukraine and resulting sanctions against Russia. The US dollar benefited from rising rates, climbing 7.87% against a basket of developed market currencies.

US stocks swoon as inflation soars

Stocks started 2022 on solid ground, with the S&P 500 hitting a record high in January, but quickly retreated and spent the rest of the year in negative territory. Inflationary pressures reached multi-decade highs and the Fed began raising interest rates, sending markets lower. Geopolitical woes were heightened when Russia invaded Ukraine in February, creating new supply-chain issues. Economic data was disappointing, with US gross domestic product declining in both the first and second quarters.

As inflation increased and central banks worldwide hiked interest rates, equity markets briefly fell into bear market territory, defined as a drop of 20% or more from a recent high. Earnings expectations were revised downward as inflation began to crimp profit margins. Toward the end of 2022, equity markets began to slowly recover as inflation moderated.

Energy sector up, all other sectors down

In 2022, the top-performing sector in the S&P 500 Index was energy, rising 65.72% amid tight supply and rising demand. Other sectors posted negative returns, most significantly communication services (-39.89%) and consumer discretionary (-37.03%).

Tech darlings fall out of favor as value stocks lead

Recession fears drove large-cap technology equities sharply lower in 2022, as investors shifted away from the mega-cap tech stocks that they favored during the COVID-19 pandemic to more economically sensitive value stocks. Worries about slowing earnings growth led value stocks to significantly outperform growth stocks across market capitalizations.

During the year, the Russell 3000 Value Index declined 7.98%, significantly outperforming the Russell 3000 Growth Index, which fell 28.97%. The large-cap Russell 1000 Index fell 19.13%, the Russell Midcap Index slipped 17.32%, and the small-cap Russell 2000 Index dropped 20.44%.

Rising inflation and energy pressures sink international developed stocks

Central banks outside the US also tightened monetary policy in response to rising inflation, including the European Central Bank, which raised rates for the first time in more than 10 years. In addition to inflationary pressures, European markets faced energy-supply issues due to Russia’s invasion of Ukraine. A tax-cutting plan to shore up the economy in the United Kingdom backfired, causing a near collapse of the British pound sterling and requiring central bank intervention. In December, Japan jolted global financial markets when it loosened the tight limits it had been imposing on bond yields.

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, declined 14.45% during the year, and the MSCI Europe Index dropped 15.06%. The MSCI Japan Index dipped 16.65%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2022

Emerging market stocks suffer

A surging US dollar, spiking food and fuel prices, and Russia’s invasion of Ukraine hurt high-risk assets, including emerging market stocks, during 2022. The MSCI Emerging Markets Index declined 20.09%. While many emerging market countries began raising rates before their developed market counterparts, China—the world’s second-largest economy—was forced to trim key rates in response to slowing growth caused by its zero-COVID policy, and its lockdown measures were dropped by the end of the year. The MSCI China Index declined 21.93%.

Fixed Income Market Overview

In response to rampant inflation, central banks hiked interest rates aggressively in 2022, sending bond yields higher and prices significantly lower. Bonds failed to provide a safe haven for investors as carnage spread across most sectors, including government bonds, high yield issues, and emerging-market fixed income.

US Treasury yields increased dramatically during the year, sending the Bloomberg US Aggregate Bond Index lower by 13.01%—one of the worst years ever for US investment-grade fixed income. Bonds issued by the US government and indexed to inflation, or TIPS, declined 11.85%. High yield bonds (i.e., debt rated below investment grade) as measured by the Bloomberg US Corporate High Yield Index, fell 11.19%, outperforming their investment-grade counterparts. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, declined 17.78%. (All returns cited are in US dollars unless stated otherwise.)

Central banks shift gears to fight record-high inflation

Across most of the world, inflationary pressures intensified in 2022, leading central banks to begin tightening monetary policy after injecting aggressive stimulus into their economies in 2020 and 2021. Consumer prices, particularly food and fuel, spiked and remained elevated throughout the year, as inflation rose to a 40-year high in many countries.

The US Federal Reserve raised the federal funds rate seven times in 2022. The rate began the year at around 0% and ended it in a range between 4.25% and 4.50%. While the Bank of England began raising rates in late 2021, the European Central Bank held steadfast until July 2022, when it raised rates for the first time in 11 years. Even Japan, which had kept interest rates below zero since 2016, altered its bond policy in December 2022, allowing 10-year yields to rise.

Labor markets remain robust despite slowing economic growth

Economic growth was uneven during 2022. US gross domestic product declined in the first and second quarters. While growth resumed in the third quarter, it was boosted by the largest rise in real net exports in over 40 years, which many economists do not consider sustainable. However, the labor market remained shielded, as unemployment remained low and hourly earnings steadily increased.

Commodities gain

Crude oil prices rocketed above $100 per barrel following the onset of Russia’s invasion of Ukraine in February. However, gains were muted by year-end as recession fears increased. Further impacting energy prices was the decision by the Organization of the Petroleum Exporting Countries and its major allies to cut oil production in the fall, as well as efforts to cap the price of Russian oil.

Falling bond prices lead to yield curve inversion

Longer-term US Treasuries were one of the worst-performing sectors of the bond market in 2022, as the Bloomberg US 10+ Year Corporate Index dropped 25.62%, significantly underperforming its 1-5 year counterpart, which fell 5.56%.

The impact of rising rates sent bond prices lower across the spectrum. However, the negative impact was particularly strong for longer-dated debt, resulting in an inversion in Treasury yields. The 10-year US Treasury yield began the year at 1.51% and spiked over 4% before ending the year at 3.88%. Meanwhile, the shorter-dated 2-year Treasury note traded at around 4.42% at year-end. Yield inversion has been a historical harbinger of a recession.

Rising dollar pressures emerging market bonds

Emerging-market central banks began tightening monetary policy in early 2021, nearly a full year before the Fed, in their battle against surging food and fuel costs. However, Russia’s invasion of Ukraine increased pricing pressures further, and the surging US dollar—which had one of its best performances in years—threatened many emerging economies by making foreign debt payments more difficult.

AST Advanced Strategies Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-16.62%	3.79%	6.52%
Blended Index	-14.46	4.79	6.82
S&P 500 Index	-18.10	9.42	12.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Advanced Strategies Portfolio returned -16.62%. The Portfolio underperformed its the Blended Index and outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession.

Equity markets were under pressure for most of the reporting period. In the US, the S&P 500 Index declined 18.10%, its worst year since the Global Financial Crisis of 2008. Growth stocks endured an especially difficult year, with the Russell 1000 Growth Index declining 29.14% during the reporting period as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. Additionally, international developed equities declined 14.01%, as measured by the MSCI EAFE Index (GD), and emerging market equities fell 19.74%, as measured by the MSCI Emerging Markets Index (GD).

The US Federal Reserve raised the federal funds rate at the fastest pace in decades during the reporting period. The result was a 13.01% decline in the Bloomberg US Aggregate Bond Index for the reporting period. Hawkish global central banks also put downward pressure on investment-grade bond prices, with the Bloomberg Global Aggregate Index declining 13.02% during the reporting period. (Hawkish tends to suggest higher interest rates, opposite of dovish.) At the same time, spread widening, or greater yield differentials to government bonds, led to losses for riskier high yield bonds, which declined 12.71%, as measured by the Bloomberg Global High Yield Index.

What strategies or holdings affected the Portfolio’s performance?*

Tactical allocation decisions contributed positively to the Portfolio’s performance during the reporting period. A tilt toward the real return sleeve throughout the reporting period added to returns, as the real return benchmark outperformed other asset classes. A consistent preference for value stocks was also a positive contributor for most of the reporting period, though it detracted from the Portfolio’s performance during the equity market correction in the second quarter of the reporting period. An underweight in fixed income relative to the Portfolio’s benchmark index bolstered performance, except in the second quarter of the reporting period. Tactical positioning in the overlay sleeve added to performance and helped to smooth the Portfolio’s returns during the second-quarter market sell-off.

The Portfolio’s subadvisors, in aggregate, detracted from the Portfolio’s performance during the reporting period, with most managers finding it difficult to navigate the economic and geopolitical turmoil. In April 2022, the large-cap growth sleeves managed by Brown Advisors and Loomis Sayles were transitioned to T. Rowe Price and MFS. In international, the high-growth William Blair sleeve underperformed its MSCI EAFE Growth benchmark. In general, growth managers struggled during the reporting period, as the rising global interest rate environment caused significant repricing of high-growth stocks. The large-cap value sleeve managed by T. Rowe Price was a solid performer throughout the reporting period, offsetting some of the negative performance

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Advanced Strategies Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

from other asset class managers. The Prudential Core Plus sleeve, hurt by poor duration positioning and significant credit exposure, underperformed the Bloomberg US Aggregate Bond Index. Finally, the PIMCO Real Return sleeve underperformed its blended benchmark composed of commodities, Treasury inflation-protected securities (TIPS), and real estate securities.

During the reporting period, the Portfolio used interest rate swaps, forwards and options to help manage duration, yield curve exposure and interest rate risk. The use of these type of derivative instruments is a more efficient way of managing exposures than through the purchase and sale of cash bonds. In aggregate, the use of these instruments had a modestly negative impact on the aggregate Portfolio’s performance during the reporting period. Additionally, the Portfolio had a small exposure to equity based derivative instruments (i.e., forwards/futures and options) during the reporting period to help enhance liquidity, but the positions did not have a material impact on the Portfolio’s performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Advanced Strategies (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST PGIM Fixed Income Central Portfolio	Core Bond	6.8%
Microsoft Corp.	Software	1.6%
U.S. Treasury Notes, 1.125%, 02/28/27	U.S. Treasury Obligations	1.5%
iShares Core U.S. Aggregate Bond ETF	Exchange-Traded Funds	1.5%
AST Small-Cap Value Portfolio	Small-Cap Value	1.2%
AST Small-Cap Growth Portfolio	Small-Cap Growth	1.2%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.500%, 01/15/28	U.S. Treasury Obligations	0.9%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.8%
Apple, Inc.	Technology Hardware, Storage & Peripherals	0.8%
Amazon.com, Inc.	Internet & Direct Marketing Retail	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Balanced Asset Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-16.26%	3.70%	6.31%
Blended Index	-15.82	4.81	7.04
S&P 500 Index	-18.10	9.42	12.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Balanced Asset Allocation Portfolio returned -16.26%. The Portfolio underperformed its Blended Index and outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession.

Equity markets were under pressure for most of the reporting period. In the US, the S&P 500 Index declined 18.10%, its worst year since the Global Financial Crisis of 2008. Growth stocks endured an especially difficult year, with the Russell 1000 Growth Index declining 29.14% during the reporting period as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. Additionally, international developed equities declined 14.01%, as measured by the MSCI EAFE Index (GD), and emerging market equities fell 19.74%, as measured by the MSCI Emerging Markets Index (GD).

The US Federal Reserve raised the federal funds rate at the fastest pace in decades during the reporting period. The result was a 13.01% decline in the Bloomberg US Aggregate Bond Index for the reporting period. Hawkish global central banks also put downward pressure on investment-grade bond prices, with the Bloomberg Global Aggregate Index declining 13.02% during the reporting period. (Hawkish tends to suggest higher interest rates, opposite of dovish.) At the same time, spread widening, or greater yield differentials to government bonds, led to losses for riskier high yield bonds, which declined 12.71%, as measured by the Bloomberg Global High Yield Index.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, positions in natural resources stocks and commodities added substantially to the Portfolio’s relative performance, as these asset classes historically perform well during inflationary periods. Shorter-duration positions, including the Portfolio’s allocations to cash and US Treasury bonds, also added value relative to the Bloomberg US Aggregate Bond Index. Timely shifts in international equities were also additive, as a tilt toward developed international value stocks helped performance during the reporting period. In addition, the Portfolio’s core equity segment was a meaningfully positive contributor, most notably the Clearbridge and Jennison dividend growth sleeves. These sleeves invest in companies that consistently increase their dividends, and positions in the stocks of such companies helped mitigate overall losses during the negative equity market environment of the reporting period.

Exposure to fixed income risk assets detracted from the Portfolio’s performance. Exposure to emerging markets debt and high yield corporate bonds was negative, as risk assets struggled during the reporting period. In aggregate, the Portfolio’s subadvisors hindered performance. Specifically, the Jennison International Opportunities and MFS Blended Research sleeves underperformed their MSCI EAFE Growth and MSCI EAFE Value benchmarks, respectively. The PGIM Core Plus and Global Hedged sleeves also detracted from the Portfolio’s performance due to their longer duration-positioning and exposure to spread products, as interest rates rose and spreads widened.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Balanced Asset Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Several of the Portfolio’s subadvisors used derivatives during the reporting period to efficiently gain certain market exposures and provide liquidity to shareholders. PGIM Quantitative Solutions manages an active overlay portfolio that used derivatives. This overlay was used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) were used to provide this liquidity and were not designed to add value to the Portfolio. The use of derivatives did not have a material impact on the Portfolio’s performance during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Balanced Asset Allocation (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST PGIM Fixed Income Central Fund	Core Bond	13.1%
AST Large-Cap Growth Portfolio	Large/Mid-Cap Growth	3.3%
AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	2.1%
AST Large-Cap Value Portfolio	Large/Mid-Cap Value	1.7%
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.4%
Microsoft Corp.	Software	1.4%
AST Small-Cap Value Portfolio	Small-Cap Value	1.2%
AST Small-Cap Growth Portfolio	Small-Cap Growth	1.2%
SPDR S&P 500 ETF Trust	Exchange-Traded Funds	1.1%
iShares Russell 1000 Growth ETF	Exchange-Traded Funds	0.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Global Bond Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	-12.19%	0.02%	0.86%
Bloomberg Global Aggregate USD Hedged Index	-11.22	0.36	1.35

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 07/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Global Bond Portfolio returned -12.19%. The Portfolio underperformed the Bloomberg Global Aggregate USD Hedged Index.

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession. In all, the reporting period was historically challenging for both global equities and fixed income.

Hawkish central banks led to a sharp rise in global government bond yields, putting downward pressure on investment-grade bond prices, with the Bloomberg Global Aggregate Index declining 13.02%. (Hawkish tends to suggest higher interest rates, opposite of dovish.) At the same time, global recession fears pushed credit spreads (yield differentials) wider, leading to losses for riskier high yield bonds, which declined 12.71% as measured by the Bloomberg Global High Yield Index. US fixed income markets experienced a similar decline, as the Federal Reserve raised the federal funds target rate at the fastest pace in decades. The result was a 13.01% decline in the Bloomberg US Aggregate Bond index.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s duration strategy was the primary positive contributor to the Portfolio’s performance. (Duration is a measure of a bond portfolio or debt security’s price sensitivity to interest rate changes over time.) Underweight positions versus the Portfolio’s benchmark index in Europe (Germany and France) and in the United Kingdom added most to the Portfolio’s returns, as global sovereign bond yields rose significantly across regions. In the US, tactical duration positioning throughout the reporting period benefited the Portfolio’s performance, as did a yield curve flattener during the beginning of the reporting period. (A yield curve flattener is an interest rate environment in which long-term rates are decreasing more quickly than short-term rates.) This was partially offset by an underweight allocation to Chinese duration, which hurt relative performance as China’s zero-COVID policy and lockdowns challenged the economic environment and the People’s Bank of China maintained an easing bias.

The Portfolio’s currency strategy was positive for the reporting period. The primary contributors were overweights to commodity-linked currencies across the emerging markets and developed markets (Mexican peso, Polish zloty, and New Zealand dollar), as they benefited from rising commodity prices and, late in the reporting period, a decline in the US dollar. The US dollar depreciated toward the end of the reporting period amid softening US inflation data and growing expectations for a dovish pivot from the US Federal Reserve. Offsetting this positive performance was the Portfolio’s overweight to the Japanese yen, which declined for most of the reporting period as the Bank of Japan’s dovish stance remained unchanged.

The Portfolio’s cross-sector and credit selection strategy detracted most from the Portfolio’s performance. This was driven by an overweight to securitized credit beta, namely commercial mortgage-backed securities and agency mortgage-backed securities, as well as positioning within investment-grade corporate bonds and high yield corporate bonds. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) Lower-quality bonds were especially weak during the reporting period as investors tended to avoid risk. Additionally, the Portfolio had overweight exposure to US interest rates, which it held to hedge its long position in spread (non-government bond) sectors given that these assets typically demonstrate a

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Global Bond Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

negative correlation. However, market volatility driven by rapid interest rate hikes throughout the reporting period created a positive correlation between interest rates and corporate credit—an uncommon phenomenon over longer time horizons—adding to the Portfolio’s underperformance. Select positions in emerging markets debt and European corporate credit contributed positively to the Portfolio’s performance.

The Portfolio’s country strategy was negative for the reporting period. Underperformance was driven by cross-market overweight exposures to Swiss, European, and Australian interest rates. European interest rates rose as the European Central Bank’s messaging grew increasingly hawkish over the second quarter of the reporting period and the governing committee delivered a larger-than-expected 50-basis-point hike at its July 2022 meeting. (One basis point equals 0.01%.) In addition, Swiss interest rates underperformed as the Swiss National Bank delivered a surprise hike at its June meeting—its first-rate hike in 15 years.

Derivatives were held in the Portfolio throughout the reporting period, primarily to manage interest rate risk and to gain exposure more efficiently to certain sectors. The types of derivatives held included forwards (currency), futures, options (swaptions), and swaps (basis swaps, interest rate swaps, credit default swaps). The Portfolio’s derivative holdings had a minor effect on the Portfolio’s performance during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Global Bond (As of 12/31/2022)

Credit Quality	% of Total Investments
AAA	35.7%
AA	11.9%
A	14.9%
BBB	23.6%
BB	1.9%
B	0.6%
CCC and Below	0.2%
NR	7.1%
Cash/Cash Equivalents	4.1%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Preservation Asset Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-15.62%	1.74%	3.90%
Blended Index	-14.55	2.92	4.60
S&P 500 Index	-18.10	9.42	12.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Preservation Asset Allocation Portfolio returned -15.62%. The Portfolio underperformed the Blended Index and outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession.

Equity markets were under pressure for most of the reporting period. In the US, the S&P 500 Index declined 18.10%, its worst year since the Global Financial Crisis of 2008. Growth stocks endured an especially difficult year, with the Russell 1000 Growth Index declining 29.14% during the reporting period as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. Additionally, international developed equities declined 14.01%, as measured by the MSCI EAFE Index (GD), and emerging market equities fell 19.74%, as measured by the MSCI Emerging Markets Index (GD).

The US Federal Reserve raised the federal funds rate at the fastest pace in decades during the reporting period. The result was a 13.01% decline in the Bloomberg US Aggregate Bond Index for the reporting period. Hawkish global central banks also put downward pressure on investment-grade bond prices, with the Bloomberg Global Aggregate Index declining 13.02% during the reporting period. (Hawkish tends to suggest higher interest rates, opposite of dovish.) At the same time, spread widening, or greater yield differentials to government bonds, led to losses for riskier high yield bonds, which declined 12.7%, as measured by the Bloomberg Global High Yield Index.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, positions in natural resources stocks and commodities added substantially to the Portfolio’s relative performance, as these asset classes historically perform well during inflationary periods. Shorter-duration positions, including the Portfolio’s allocations to cash and US Treasury bonds, also added value relative to the Bloomberg US Aggregate Bond Index. Timely shifts in international equities were also additive, as a tilt toward developed international value stocks helped the Portfolio’s performance during the reporting period. In addition, the Portfolio’s core equity segment was a meaningfully positive contributor, most notably the Clearbridge and Jennison dividend growth sleeves. These strategies invest in companies that consistently increase their dividends, and positions in the stocks of such companies helped mitigate overall losses during the negative equity market environment of the reporting period.

Exposure to fixed income risk assets detracted from the Portfolio’s performance. Exposure to emerging markets debt and high yield corporate bonds was negative, as risk assets struggled during the reporting period. In aggregate, the Portfolio’s subadvisors hindered the Portfolio’s performance. Specifically, the Jennison International Opportunities and MFS Blended Research sleeves underperformed their MSCI EAFE Growth and MSCI EAFE Value benchmarks, respectively. The PGIM Core Plus and Global Hedged sleeves also detracted from the Portfolio’s performance due to their longer-duration positioning and exposure to spread products as interest rates rose and spreads widened.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Preservation Asset Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Several of the Portfolio’s subadvisors used derivatives during the reporting period to efficiently gain certain market exposures and provide liquidity to shareholders. PGIM Quantitative Solutions manages an active overlay portfolio that used derivatives. This overlay was used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative securities) were used to provide this liquidity and were not designed to add value to the Portfolio. The use of derivatives did not have a material impact on the Portfolio’s performance during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Preservation Asset Allocation (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST PGIM Fixed Income Central Fund	Core Bond	18.9%
AST Large-Cap Growth Portfolio	Large/Mid-Cap Growth	1.9%
AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	1.2%
AST Large-Cap Value Portfolio	Large/Mid-Cap Value	1.0%
Apple, Inc.	Technology Hardware, Storage & Peripherals	0.9%
Microsoft Corp.	Software	0.8%
U.S. Treasury Bonds, 1.750%, 08/15/41	U.S. Treasury Obligations	0.8%
iShares Core U.S. Aggregate Bond ETF	Exchange-Traded Funds	0.7%
AST Small-Cap Value Portfolio	Small-Cap Value	0.7%
AST Small-Cap Growth Portfolio	Small-Cap Growth	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Prudential Growth Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-18.30%	2.14%	6.08%
Blended Index	-16.31	5.45	7.92
S&P 500 Index	-18.10	9.42	12.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Prudential Growth Allocation Portfolio returned 18.30%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession.

Equity markets were under pressure for most of the reporting period. In the US, the S&P 500 Index declined 18.10%, its worst year since the Global Financial Crisis of 2008. Growth stocks endured an especially difficult year, with the Russell 1000 Growth Index declining 29.14% during the reporting period as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. Additionally, international developed equities declined 14.01%, as measured by the MSCI EAFE Index (GD), and emerging market equities fell 19.74%, as measured by the MSCI Emerging Markets Index (GD).

The US Federal Reserve raised the federal funds rate at the fastest pace in decades during the reporting period. The result was a 13.01% decline in the Bloomberg US Aggregate Bond Index for the reporting period. Hawkish global central banks also put downward pressure on investment-grade bond prices, with the Bloomberg Global Aggregate Index declining 13.02% during the reporting period. (Hawkish tends to suggest higher interest rates, opposite of dovish.) At the same time, spread widening, or greater yield differentials to government bonds, led to losses for riskier high yield bonds, which declined 12.71%, as measured by the Bloomberg Global High Yield Index.

What strategies or holdings affected the Portfolio’s performance?*

Tactical asset allocation decisions negatively impacted the Portfolio’s performance in the reporting period. The largest detractor came from the Portfolio’s flat-to-slightly-overweight equity allocation, relative to its benchmark index, for the first three quarters of the reporting period before moving to an underweight allocation in the final quarter. Within equities, the Portfolio’s tilt to international equities versus domestic equities for much of the reporting period mitigated some of the impact in the developed equity market exposure. Strategic exposure to real estate hurt performance, as the sector underperformed global equities indices for the reporting period.

The Portfolio’s subadvisors, in aggregate, detracted from performance during the reporting period. The Jennison Large Cap Growth and Jennison International Opportunities sleeves faced headwinds due to their more aggressive growth tilt. Growth equities tend to be susceptible to performance challenges in a rising-interest-rate environment, which occurred during the reporting period. Notably, the Portfolio’s core equity sleeves held up during the volatility and were meaningfully positive contributors for the reporting period. Within the fixed income portion of the Portfolio, the PGIM Fixed Income Bond sleeve underperformed for the reporting period, driven by long-duration positioning in the beginning of the period and also credit exposure, as most of the period was marked by rising rates and investors avoiding risky assets.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Prudential Growth Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

During the reporting period, the Portfolio used interest rate swaps, forwards and options to help manage duration, yield curve exposure and interest rate risk. The use of these type of derivative instruments is a more efficient way of managing exposures than through the purchase and sale of cash bonds. In aggregate, the use of these instruments had a modestly negative impact on the aggregate Portfolio’s performance during the reporting period. Additionally, the Portfolio had a small exposure to equity based derivative instruments (i.e., forwards, futures, options and swaps) during the reporting period to help enhance liquidity, but the positions did not have a material impact on the Portfolio’s performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Prudential Growth Allocation (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST PGIM Fixed Income Central Fund	Core Bond	9.7%
Apple, Inc.	Technology Hardware, Storage & Peripherals	2.0%
Microsoft Corp.	Software	2.0%
iShares Core S&P 500 ETF	Exchange-Traded Funds	0.8%
SPDR S&P 500 ETF Trust	Exchange-Traded Funds	0.8%
Amazon.com, Inc.	Internet & Direct Marketing Retail	0.8%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.7%
UnitedHealth Group, Inc.	Health Care Providers & Services	0.7%
U.S. Treasury Bonds, 2.375%, 02/15/42	U.S. Treasury Obligations	0.7%
Visa, Inc. (Class A Stock)	IT Services	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2022

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees expenses or sales charges. Investors cannot invest directly in a market index.

AST Advanced Strategies Portfolio Blended Index consists of the Russell 3000® Index (40%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Global Aggregate Bond US Hedged Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg US Tips Index (3.33%), an unmanaged market capitalization-weighted index, Bloomberg Commodity Index (3.33%), an unmanaged highly liquid and diversified benchmark for commodity investments, Wilshire US REIT Total Return Index (3.33%), an unmanaged index that is more reflective of real estate held by pension funds and are unencumbered by the limitations of other appraisal-based indexes.

AST Balanced Asset Allocation Portfolio Blended Index consists of the Russell 3000 Index (48%), an unmanaged market cap weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST Preservation Asset Allocation Portfolio Blended Index consists of the Russell 3000 Index (28%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (65%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (7%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST Prudential Growth Allocation Portfolio Blended Index consists of the Russell 3000 Index (55%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

Bloomberg Global Aggregate USD Hedged Index is a measure of global investment grade debt from twenty-four different local currency markets. This multicurrency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging market issuers

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2022

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Advanced Strategies	Actual	$1,000.00	$1,002.20	0.90%	$4.54

	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

AST Balanced Asset Allocation	Actual	$1,000.00	$1,004.60	0.89%	$4.50

	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

AST Global Bond	Actual	$1,000.00	$ 976.20	0.84%	$4.18

	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28

AST Preservation Asset Allocation	Actual	$1,000.00	$ 991.00	0.90%	$4.52

	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

AST Prudential Growth Allocation	Actual	$1,000.00	$1,007.10	0.90%	$4.55

	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2022, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	US Dollar
ZAR	South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A — Annual payment frequency for swaps
ABS — Asset-Backed Security
ADR — American Depositary Receipt
ANZ — Australia and New Zealand Banking Group
BABs — Build America Bonds
BARC — Barclays Bank PLC
BATE — CBOE- Europe – BXE Order Books
BBR — New Zealand Bank Bill Rate
BBSW — Australian Bank Bill Swap Reference Rate

BMO — BMO Capital Markets
BNP — BNP Paribas S.A.
BNYM — Bank of New York Mellon
BOA — Bank of America, N.A.
BOS — Bank of America Securities, Inc.
bps — Basis Points
BRC — Barclays Capital Inc.
BROIS — Brazil Overnight Index Swap
BTP — Buoni del Tesoro Poliennali
BUBOR — Budapest Interbank Offered Rate
CA — Credit Agricole Securities Inc.
CBA — Commonwealth Bank of Australia
CBOE — Chicago Board Options Exchange
CDI — Chess Depository Interest
CDOR — Canadian Dollar Offered Rate
CDX — Credit Derivative Index
CIBC — Canadian Imperial Bank of Commerce
CIBOR — Copenhagen Interbank Offered Rate
CIGM — Citigroup Global Markets, Inc.
CITI — Citibank, N.A.
CLO — Collateralized Loan Obligation
CLOIS — Sinacofi Chile Interbank Rate Average
CMBX — Commercial Mortgage-Backed Index
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
COOIS — Colombia Overnight Interbank Reference Rate
CPI — Consumer Price Index
CSI — Credit Suisse International
CVA — Certificate Van Aandelen (Bearer)
CVT — Convertible Security
DB — Deutsche Bank AG
EAFE — Europe, Australasia, Far East
ECX — European Climate Exchange
EMTN — Euro Medium Term Note
ETF — Exchange-Traded Fund
EURIBOR — Euro Interbank Offered Rate
EuroSTR — Euro Short-Term Rate
FHLMC — Federal Home Loan Mortgage Corporation
GDR — Global Depositary Receipt
GMTN — Global Medium Term Note
GS — Goldman Sachs & Co. LLC
GSB — Goldman Sachs Bank USA
GSI — Goldman Sachs International
HICP — Harmonised Index of Consumer Prices
HSBC — HSBC Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A1

Glossary (CONTINUED)

HSBCNA — HSBC Bank USA, N.A.
iBoxx — Bond Market Indices
ICE — Intercontinental Exchange
ING — ING Financial Markets LLC
IO — Interest Only (Principal amount represents notional)
iTraxx — International Credit Derivative Index
JIBAR — Johannesburg Interbank Agreed Rate
JPM — JPMorgan Chase Bank N.A.
JPS — J.P. Morgan Securities LLC
KLIBOR — Kuala Lumpur Interbank Offered Rate
KWCDC — Korean Won Certificate of Deposit
LIBOR — London Interbank Offered Rate
LME — London Metal Exchange
LP — Limited Partnership
M — Monthly payment frequency for swaps
MASTR — Morgan Stanley Structured Asset Security
MBS — Mortgage-Backed Security
MIBOR — Mumbai Interbank Offered Rate
ML — Merrill Lynch International
MOEX — Moscow Exchange
MPLE — Maple Bonds
MS — Morgan Stanley
MSC — Morgan Stanley & Co. LLC
MSCI — Morgan Stanley Capital International
MSCS — Morgan Stanley Capital Services LLC
MSI — Morgan Stanley & Co International PLC
MTN — Medium Term Note
NIBOR — Norwegian Interbank Offered Rate
NSA — Non-Seasonally Adjusted
NWM — NatWest Markets PLC
NYSE — New York Stock Exchange
OAT — Obligations Assimilables du Tresor
OTC — Over-the-counter
PIK — Payment-in-Kind
PJSC — Public Joint-Stock Company
PRFC — Preference Shares
PRI — Primary Rate Interface
PRIBOR — Prague Interbank Offered Rate
Q — Quarterly payment frequency for swaps
RBC — Royal Bank of Canada
RBOB — Reformulated Gasoline Blendstock for Oxygen Blending

RBS — Royal Bank of Scotland PLC
REITs — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
S — Semiannual payment frequency for swaps
S&P — Standard & Poor’s
SARON — Swiss Average Rate Overnight
SCB — Standard Chartered Bank
SCL — Standard Chartered Bank, London
SCS — Standard Chartered Securities
SG — Societe Generale
SGP — Societe Generale Paris
SGX — Singapore Exchange
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
SORA — Singapore Overnight Rate Average
SPDR — Standard & Poor’s Depositary Receipts
SSB — State Street Bank
STIBOR — Stockholm Interbank Offered Rate
STRIPs — Separate Trading of Registered Interest and Principal of Securities
T — Swap payment upon termination
TBA — To Be Announced
TD — The Toronto-Dominion Bank
TDM — TD Securities (USA) LLC
TELBOR — Tel Aviv Interbank Offered Rate
THBFIX — Thai Baht Interest Rate Fixing
THOR — Thai Overnight Repurchase Rate
TIPS — Treasury Inflation-Protected Securities
TONAR — Tokyo Overnight Average Rate
UAG — UBS AG
UAGS — UBS AG (Stamford)
ULSD — Ultra-Low Sulfur Diesel
USOIS — United States Overnight Index Swap
UTS — Unit Trust Security
WIBOR — Warsaw Interbank Offered Rate
WTI — West Texas Intermediate
XAMS — Amsterdam Stock Exchange
XLON — London Stock Exchange
XNGS — NASDAQ Global Select Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 88.4%
AFFILIATED MUTUAL FUNDS — 9.3%
AST PGIM Fixed Income Central Portfolio*	40,581,918	$399,326,076
AST Small-Cap Growth Portfolio*	1,170,770	69,777,922
AST Small-Cap Value Portfolio*	2,173,163	72,388,058

TOTAL AFFILIATED MUTUAL FUNDS (cost $540,149,051)(wd)		541,492,056

COMMON STOCKS — 46.5%
Aerospace & Defense — 0.7%
Airbus SE (France)	68,255	8,115,690
Austal Ltd. (Australia)	716,900	1,015,389
BAE Systems PLC (United Kingdom)	395,900	4,089,015
L3Harris Technologies, Inc.	65,642	13,667,321
Leonardo SpA (Italy)	278,400	2,401,135
Rheinmetall AG (Germany)	12,430	2,474,518
Safran SA (France)	53,855	6,745,554

		38,508,622

Air Freight & Logistics — 0.5%
Deutsche Post AG (Germany)	166,000	6,212,828
DSV A/S (Denmark)	37,340	5,904,843
United Parcel Service, Inc. (Class B Stock)	82,006	14,255,923
		26,373,594
Airlines — 0.1%
Air New Zealand Ltd. (New Zealand)*	3,582,500	1,688,961
International Consolidated Airlines Group SA (United Kingdom)*	396,900	591,047
Japan Airlines Co. Ltd. (Japan)*	64,200	1,307,605
Southwest Airlines Co.*	116,181	3,911,814

		7,499,427

Auto Components — 0.2%
Cie Generale des Etablissements Michelin SCA (France)	68,800	1,916,582
Magna International, Inc. (Canada)	70,278	3,948,218
Pirelli & C SpA (Italy), 144A	406,000	1,740,342
Yokohama Rubber Co. Ltd. (The) (Japan)(a)	126,100	1,951,223

		9,556,365

Automobiles — 0.4%
Bayerische Motoren Werke AG (Germany)	47,400	4,196,562
Honda Motor Co. Ltd. (Japan)	133,400	3,042,722
Isuzu Motors Ltd. (Japan)	195,800	2,269,886
Mercedes-Benz Group AG (Germany)	60,400	3,949,855
Rivian Automotive, Inc. (Class A Stock)*(a)	290,049	5,345,603
Stellantis NV	195,452	2,776,870
Subaru Corp. (Japan)	83,300	1,261,169
Volkswagen AG (Germany)	18,200	2,855,140

		25,697,807

Banks — 2.6%
ABN AMRO Bank NV (Netherlands), 144A, CVA	129,900	1,798,852

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
ANZ Group Holdings Ltd. (Australia)	88,746	$1,429,601
Aozora Bank Ltd. (Japan)(a)	111,800	2,197,391
Banco Bilbao Vizcaya Argentaria SA (Spain)	417,600	2,515,317
Banco Santander SA (Spain)	787,100	2,353,519
Bank of America Corp.	460,853	15,263,451
Bank of Queensland Ltd. (Australia)	419,700	1,962,587
Barclays PLC (United Kingdom)	991,600	1,886,829
BAWAG Group AG (Austria), 144A*	45,000	2,398,063
BNP Paribas SA (France)	76,600	4,361,542
Citigroup, Inc.	177,379	8,022,852
Credit Agricole SA (France)	189,400	1,992,364
Danske Bank A/S (Denmark)	151,100	2,980,162
DBS Group Holdings Ltd. (Singapore)	79,500	2,012,273
DNB Bank ASA (Norway)	117,500	2,320,640
Fifth Third Bancorp	214,504	7,037,876
Gunma Bank Ltd. (The) (Japan)	371,000	1,416,965
Huntington Bancshares, Inc.(a)	780,455	11,004,416
ING Groep NV (Netherlands)	186,900	2,276,660
Jyske Bank A/S (Denmark)*	37,800	2,451,021
KBC Group NV (Belgium)	102,276	6,585,074
Keiyo Bank Ltd. (The) (Japan)	163,500	727,020
Lloyds Banking Group PLC (United Kingdom)	2,667,500	1,455,692
Mediobanca Banca di Credito Finanziario SpA (Italy)	232,900	2,237,951
Mitsubishi UFJ Financial Group, Inc. (Japan)	402,800	2,704,164
Mizuho Financial Group, Inc. (Japan)	171,050	2,409,803
NatWest Group PLC (United Kingdom)	968,655	3,089,263
Nishi-Nippon Financial Holdings, Inc. (Japan)	215,000	1,571,171
Nordea Bank Abp (Finland)	218,300	2,338,420
Resona Holdings, Inc. (Japan)	553,800	3,041,701
Societe Generale SA (France)	67,600	1,695,656
Sumitomo Mitsui Financial Group, Inc. (Japan)	78,900	3,174,339
Swedbank AB (Sweden) (Class A Stock)	122,000	2,075,106
Toronto-Dominion Bank (The) (Canada)	125,464	8,123,655
U.S. Bancorp	229,739	10,018,918
Wells Fargo & Co.	612,634	25,295,658

		154,225,972

Beverages — 0.4%
Coca-Cola Co. (The)	118,008	7,506,489
Coca-Cola Europacific Partners PLC (United Kingdom)	1,500	82,980
Coca-Cola HBC AG (Italy)*	84,100	1,988,023
Diageo PLC (United Kingdom)	183,423	8,028,769
Monster Beverage Corp.*	43,730	4,439,907

		22,046,168

Biotechnology — 0.6%
AbbVie, Inc.	78,384	12,667,638
CSL Ltd.	31,688	6,178,973
Regeneron Pharmaceuticals, Inc.*	4,712	3,399,661

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (cont’d.)
Vertex Pharmaceuticals, Inc.*	35,559	$10,268,728

		32,515,000

Building Products — 0.3%
AGC, Inc. (Japan)	60,100	1,994,463
Cie de Saint-Gobain (France)	52,600	2,573,236
Daikin Industries Ltd. (Japan)	40,800	6,189,915
Johnson Controls International PLC	75,284	4,818,176
Xinyi Glass Holdings Ltd. (China)	1,239,000	2,289,146

		17,864,936

Capital Markets — 1.0%
3i Group PLC (United Kingdom)	151,900	2,449,743
B3 SA - Brasil Bolsa Balcao (Brazil)	1,238,800	3,095,295
Charles Schwab Corp. (The)	73,784	6,143,256
CME Group, Inc.	17,746	2,984,167
Goldman Sachs Group, Inc. (The)	16,724	5,742,687
Investec PLC (United Kingdom)	263,400	1,610,235
Julius Baer Group Ltd. (Switzerland)	50,500	2,939,157
London Stock Exchange Group PLC (United Kingdom)	81,317	6,986,854
MSCI, Inc.	18,174	8,454,000
Nomura Holdings, Inc. (Japan)	587,400	2,176,597
Partners Group Holding AG (Switzerland)	5,343	4,731,140
UBS Group AG (Switzerland)	498,900	9,272,668

		56,585,799

Chemicals — 1.3%
Air Products & Chemicals, Inc.	18,575	5,725,929
Arkema SA (France)	23,800	2,140,689
CF Industries Holdings, Inc.	77,444	6,598,229
Daicel Corp. (Japan)	269,400	1,938,766
International Flavors & Fragrances, Inc.	110,898	11,626,546
Linde PLC (United Kingdom)	28,758	9,380,284
Lintec Corp. (Japan)	84,700	1,374,834
Mitsubishi Chemical Group Corp. (Japan)	143,700	743,938
Mitsubishi Gas Chemical Co., Inc. (Japan)	148,900	2,046,864
Mitsui Chemicals, Inc. (Japan)	60,100	1,349,894
RPM International, Inc.	64,176	6,253,951
Sherwin-Williams Co. (The)	27,992	6,643,341
Shin-Etsu Chemical Co. Ltd. (Japan)	35,100	4,286,139
Sika AG (Switzerland)	14,422	3,467,095
Solvay SA (Belgium)	19,700	1,991,790
Teijin Ltd. (Japan)	139,000	1,354,585
Toagosei Co. Ltd. (Japan)	133,600	1,121,446
Tokuyama Corp. (Japan)	78,600	1,066,893
TPC Group, Inc.*^	12,402	248,040
UBE Corp. (Japan)	140,900	2,065,255
Yara International ASA (Brazil)	50,500	2,217,808

		73,642,316

Commercial Services & Supplies — 0.3%
Loomis AB (Sweden)	68,300	1,872,108
Rentokil Initial PLC (United Kingdom)	1,134,241	6,968,513
Securitas AB (Sweden) (Class B Stock)	269,971	2,252,762

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (cont’d.)
Societe BIC SA (France)	29,900	$2,046,743
Stericycle, Inc.*	35,851	1,788,606
TOMRA Systems ASA (Norway)	11,294	190,488

		15,119,220

Communications Equipment — 0.2%
Arista Networks, Inc.*	39,888	4,840,409
Cisco Systems, Inc.	112,915	5,379,271
Nokia OYJ (Finland)	654,400	3,040,147

		13,259,827

Construction & Engineering — 0.4%
Bouygues SA (France)	96,900	2,906,202
Hazama Ando Corp. (Japan)	318,600	2,033,422
HOCHTIEF AG (Germany)	1,700	95,482
Kandenko Co. Ltd. (Japan)	183,500	1,198,404
Mirait One Corp. (Japan)	84,800	977,349
NRW Holdings Ltd. (Australia)	760,000	1,450,631
Obayashi Corp. (Japan)	242,200	1,829,480
Skanska AB (Sweden) (Class B Stock)	109,100	1,729,506
Vinci SA (France)	117,880	11,751,105

		23,971,581

Construction Materials — 0.3%
Buzzi Unicem SpA (Italy)	97,700	1,882,692
China Resources Cement Holdings Ltd. (China)	1,812,000	957,556
HeidelbergCement AG (Germany)	27,000	1,529,957
Holcim AG*	55,100	2,852,157
Imerys SA (France)	37,200	1,449,278
Martin Marietta Materials, Inc.	3,445	1,164,307
Vulcan Materials Co.	41,786	7,317,146
Wienerberger AG (Austria)	50,900	1,226,890

		18,379,983

Consumer Finance — 0.0%
American Express Co.	7,201	1,063,948
Credit Saison Co. Ltd. (Japan)	100,600	1,297,118

		2,361,066

Containers & Packaging — 0.3%
International Paper Co.(a)	424,138	14,687,899
Rengo Co. Ltd. (Japan)	195,300	1,340,233

		16,028,132

Diversified Financial Services — 0.4%
Equitable Holdings, Inc.	409,163	11,742,978
Fuyo General Lease Co. Ltd. (Japan)	27,400	1,786,158
Housing Development Finance Corp. Ltd. (India)	225,146	7,157,609
Mitsubishi HC Capital, Inc. (Japan)	440,900	2,168,589
ORIX Corp. (Japan)	132,200	2,116,080

		24,971,414

Diversified Telecommunication Services — 0.3%
BT Group PLC (United Kingdom)	1,222,300	1,650,441
Deutsche Telekom AG (Germany)	109,100	2,170,718

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services (cont’d.)
Nippon Telegraph & Telephone Corp. (Japan)	130,900	$3,733,073
Orange SA (France)	331,700	3,291,168
Telefonica SA (Spain)(a)	431,500	1,562,077
United Internet AG (Germany)	59,100	1,191,728
Verizon Communications, Inc.	63,200	2,490,080

		16,089,285

Electric Utilities — 0.6%
Endesa SA (Spain)	88,800	1,673,574
Entergy Corp.	34,003	3,825,337
Southern Co. (The)	390,094	27,856,613

		33,355,524

Electrical Equipment — 0.2%
AMETEK, Inc.	38,344	5,357,424
Eaton Corp. PLC	10,352	1,624,746
LG Energy Solution Ltd. (South Korea)*	6,821	2,350,905
Rockwell Automation, Inc.	4,713	1,213,927
Signify NV, 144A	77,700	2,615,580

		13,162,582

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp. (Class A Stock)	99,514	7,576,996
Citizen Watch Co. Ltd. (Japan)	247,200	1,109,905
Daiwabo Holdings Co. Ltd. (Japan)	113,900	1,669,812
Halma PLC (United Kingdom)	166,241	3,959,021
Hexagon AB (Sweden) (Class B Stock)	669,623	7,021,059
Japan Aviation Electronics Industry Ltd. (Japan)	125,000	1,993,992
Keyence Corp. (Japan)	20,900	8,114,316
Kingboard Holdings Ltd. (China)	691,500	2,192,837
TE Connectivity Ltd. (Switzerland)	25,891	2,972,287
Tongda Group Holdings Ltd. (Hong Kong)*	12,390,000	204,143
Venture Corp. Ltd. (Singapore)	72,200	920,275

		37,734,643

Energy Equipment & Services — 0.2%
Tenaris SA	638,014	11,189,307

Entertainment — 0.5%
Electronic Arts, Inc.	32,712	3,996,752
Live Nation Entertainment, Inc.*	27,666	1,929,427
Netflix, Inc.*	16,763	4,943,073
Spotify Technology SA*	25,078	1,979,908
Take-Two Interactive Software, Inc.*	14,116	1,469,899
Walt Disney Co. (The)*	161,721	14,050,321

		28,369,380

Equity Real Estate Investment Trusts (REITs) — 3.5%
AEON REIT Investment Corp. (Japan)	1,200	1,408,332
Alexandria Real Estate Equities, Inc.	36,844	5,367,065
American Assets Trust, Inc.(a)	31,602	837,453
American Homes 4 Rent (Class A Stock)(a)	120,079	3,619,181
American Tower Corp.	42,892	9,087,099
Americold Realty Trust, Inc.	46,330	1,311,602

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Apartment Income REIT Corp.	41,135	$1,411,342
AvalonBay Communities, Inc.	154,052	24,882,479
Boston Properties, Inc.(a)	23,845	1,611,445
Camden Property Trust	10,004	1,119,248
Crown Castle, Inc.	6,887	934,153
CubeSmart(a)	35,824	1,441,916
Digital Realty Trust, Inc.(a)	31,384	3,146,874
Equinix, Inc.	19,064	12,487,492
Equity LifeStyle Properties, Inc.	73,752	4,764,379
Equity Residential	104,402	6,159,718
Essex Property Trust, Inc.	11,298	2,394,272
Extra Space Storage, Inc.(a)	8,675	1,276,787
First Industrial Realty Trust, Inc.(a)	53,306	2,572,548
Gaming & Leisure Properties, Inc.	64,467	3,358,086
Healthpeak Properties, Inc.	132,682	3,326,338
Host Hotels & Resorts, Inc.	106,098	1,702,873
Invitation Homes, Inc.(a)	268,566	7,960,296
Kilroy Realty Corp.	19,925	770,500
Life Storage, Inc.	19,200	1,891,200
Mid-America Apartment Communities, Inc.	19,551	3,069,311
Mirvac Group (Australia)	1,104,500	1,597,904
National Storage Affiliates Trust	70,200	2,535,624
Prologis, Inc.	143,023	16,122,983
Public Storage	33,176	9,295,583
Realty Income Corp.	17,159	1,088,395
Regency Centers Corp.	26,545	1,659,063
Retail Opportunity Investments Corp.	66,754	1,003,313
Rexford Industrial Realty, Inc.	42,976	2,348,209
RLJ Lodging Trust	144,285	1,527,978
Ryman Hospitality Properties, Inc.(a)	22,300	1,823,694
Safehold, Inc.(a)	9,668	276,698
SBA Communications Corp.	15,855	4,444,315
Segro PLC (United Kingdom)	326,637	3,009,065
Simon Property Group, Inc.	62,856	7,384,323
SITE Centers Corp.(a)	58,815	803,413
Stockland (Australia)	686,200	1,690,013
Sun Communities, Inc.(a)	36,373	5,201,339
Sunstone Hotel Investors, Inc.(a)	120,746	1,166,406
UDR, Inc.	74,570	2,888,096
Ventas, Inc.	78,458	3,534,533
VICI Properties, Inc.(a)	292,028	9,461,707
Weyerhaeuser Co.	434,322	13,463,982
WP Carey, Inc.(a)	52,504	4,103,188

		204,341,813

Food & Staples Retailing — 0.6%
Carrefour SA (France)	135,900	2,273,057
J Sainsbury PLC (United Kingdom)	806,000	2,113,991
Koninklijke Ahold Delhaize NV (Netherlands)	204,400	5,876,763
Marks & Spencer Group PLC (United Kingdom)*	859,100	1,267,387
Metcash Ltd. (Australia)	744,200	2,012,512
Sonae SGPS SA (Portugal)	1,442,300	1,444,910
Tesco PLC (United Kingdom)	783,800	2,112,239
Valor Holdings Co. Ltd. (Japan)	38,700	534,188

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (cont’d.)
Walmart, Inc.	139,302	$19,751,631

		37,386,678

Food Products — 0.5%
Conagra Brands, Inc.	445,439	17,238,489
Danone SA (France)	29,300	1,544,278
Elders Ltd. (Australia)	173,100	1,188,199
Inghams Group Ltd. (Australia)	417,300	809,050
Leroy Seafood Group ASA (Norway)	152,100	852,234
Origin Enterprises PLC (Ireland)	206,800	957,715
Orkla ASA (Norway)	242,000	1,746,594
Premier Foods PLC (United Kingdom)	672,846	876,743
Prima Meat Packers Ltd. (Japan)	34,100	567,510
Tate & Lyle PLC (United Kingdom)	65,462	560,828
WH Group Ltd. (Hong Kong), 144A	4,822,000	2,812,375

		29,154,015

Gas Utilities — 0.0%
Rubis SCA (France)	57,700	1,519,364

Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	73,918	8,115,457
Becton, Dickinson & Co.	112,660	28,649,438
Boston Scientific Corp.*	176,961	8,187,985
Coloplast A/S (Denmark) (Class B Stock)	33,296	3,900,717
Hologic, Inc.*	73,177	5,474,371
Hoya Corp. (Japan)	50,700	4,855,974
Insulet Corp.*(a)	10,047	2,957,736
Intuitive Surgical, Inc.*	34,613	9,184,560
Medtronic PLC	176,157	13,690,922
STERIS PLC	10,258	1,894,550
Straumann Holding AG (Switzerland)	43,512	4,989,573
Stryker Corp.	38,995	9,533,888
Zimmer Biomet Holdings, Inc.	138,637	17,676,218

		119,111,389

Health Care Providers & Services — 1.6%
Alfresa Holdings Corp. (Japan)	68,500	870,724
Cigna Corp.	97,506	32,307,638
CVS Health Corp.	81,001	7,548,483
Elevance Health, Inc.	35,740	18,333,548
Fresenius SE & Co. KGaA (Germany)	43,200	1,206,659
Humana, Inc.	10,080	5,162,875
UnitedHealth Group, Inc.	54,594	28,944,647

		94,374,574

Health Care Technology — 0.0%
Veeva Systems, Inc. (Class A Stock)*	2,433	392,638

Hotels, Restaurants & Leisure — 0.8%
Aristocrat Leisure Ltd. (Australia)	143,697	2,960,992
Betsson AB (Sweden) (Class B Stock)*	207,400	1,685,692
Booking Holdings, Inc.*	2,414	4,864,886
Chipotle Mexican Grill, Inc.*	3,759	5,215,575
Compass Group PLC (United Kingdom)	539,650	12,461,616
Evolution AB (Sweden), 144A	65,163	6,347,166
Hilton Worldwide Holdings, Inc.	39,952	5,048,335
Las Vegas Sands Corp.*	100,473	4,829,737

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Marriott International, Inc. (Class A Stock)	4,836	$720,032

		44,134,031

Household Durables — 0.1%
Barratt Developments PLC (United Kingdom)	231,000	1,103,324
Bellway PLC (United Kingdom)	55,100	1,260,041
Electrolux AB (Sweden) (Class B Stock)(a)	113,400	1,532,139
Haseko Corp. (Japan)	90,500	1,010,826
Redrow PLC (United Kingdom)	193,000	1,057,619
Taylor Wimpey PLC (United Kingdom)	1,112,300	1,362,233
Vistry Group PLC (United Kingdom)	97,500	734,366

		8,060,548

Household Products — 0.3%
Colgate-Palmolive Co.	60,466	4,764,116
Kimberly-Clark Corp.	101,719	13,808,354

		18,572,470

Industrial Conglomerates — 0.5%
CK Hutchison Holdings Ltd. (United Kingdom)	302,500	1,812,232
General Electric Co.	185,030	15,503,664
Siemens AG (Germany)	95,054	13,103,320

		30,419,216

Insurance — 2.1%
Aegon NV (Netherlands)	490,500	2,485,205
Ageas SA/NV (Belgium)	49,300	2,187,535
AIA Group Ltd. (Hong Kong)	631,400	6,972,797
Allianz SE (Germany)	11,500	2,455,915
American International Group, Inc.	306,367	19,374,649
Aon PLC (Class A Stock)	23,239	6,974,953
Arthur J. Gallagher & Co.	10,526	1,984,572
ASR Nederland NV (Netherlands)	49,600	2,356,696
Aviva PLC (United Kingdom)	377,872	2,004,477
AXA SA (France)	91,300	2,543,211
Baloise Holding AG (Switzerland)	12,200	1,881,323
Chubb Ltd.	101,916	22,482,670
Dai-ichi Life Holdings, Inc. (Japan)	85,000	1,919,587
Hartford Financial Services Group, Inc. (The)	178,012	13,498,650
Helvetia Holding AG (Switzerland)	16,200	1,885,076
Intact Financial Corp. (Canada)	48,919	7,041,951
Legal & General Group PLC (United Kingdom)	686,400	2,057,919
Mapfre SA (Spain)(a)	1,058,800	2,048,254
Muenchener Rueckversicherungs-Gesellschaft AGin Muenchen (Germany)	7,800	2,523,072
NN Group NV (Netherlands)	38,700	1,582,528
Sompo Holdings, Inc. (Japan)	30,800	1,362,688
Swiss Life Holding AG (Switzerland)	1,450	747,416
Unipol Gruppo SpA (Italy)	409,000	1,991,339
UnipolSai Assicurazioni SpA (Italy)	759,000	1,868,619

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
Zurich Insurance Group AG (Switzerland)	23,160	$11,072,271

		123,303,373

Interactive Media & Services — 1.2%
Alphabet, Inc. (Class A Stock)*	528,968	46,670,848
Alphabet, Inc. (Class C Stock)*	94,290	8,366,352
IAC, Inc.*	21,791	967,520
Match Group, Inc.*	58,108	2,410,901
Meta Platforms, Inc. (Class A Stock)*	98,515	11,855,295

		70,270,916

Internet & Direct Marketing Retail — 0.8%
Amazon.com, Inc.*	477,382	40,100,088
Coupang, Inc. (South Korea)*	127,859	1,880,806
MercadoLibre, Inc. (Brazil)*	4,257	3,602,444

		45,583,338

IT Services — 2.2%
Accenture PLC (Class A Stock)	12,266	3,273,059
Adyen NV (Netherlands), 144A*	4,405	6,115,241
Affirm Holdings, Inc.*(a)	41,544	401,731
Amadeus IT Group SA (Spain)*	198,654	10,305,727
BIPROGY, Inc. (Japan)	29,800	755,048
Block, Inc.*	17,921	1,126,156
DTS Corp. (Japan)	38,800	874,347
Fiserv, Inc.*	321,961	32,540,598
Gartner, Inc.*	9,359	3,145,934
Global Payments, Inc.	42,451	4,216,233
Globant SA*(a)	11,915	2,003,626
Infosys Ltd. (India)	330,800	6,030,914
Mastercard, Inc. (Class A Stock)	78,333	27,238,734
MongoDB, Inc.*(a)	9,490	1,868,012
NS Solutions Corp. (Japan)	42,200	1,022,290
Sopra Steria Group SACA (France)	13,500	2,043,943
Visa, Inc. (Class A Stock)(a)	111,106	23,083,383

		126,044,976

Leisure Products — 0.0%
Peloton Interactive, Inc. (Class A Stock)*(a)	177,291	1,407,691

Life Sciences Tools & Services — 0.9%
Agilent Technologies, Inc.	10,024	1,500,092
Avantor, Inc.*	121,097	2,553,936
Danaher Corp.	35,912	9,531,763
ICON PLC*	62,433	12,127,610
Illumina, Inc.*	3,152	637,334
Lonza Group AG (Switzerland)	13,150	6,455,012
Sartorius Stedim Biotech (France)	15,560	5,056,504
Thermo Fisher Scientific, Inc.	30,456	16,771,815

		54,634,066

Machinery — 1.1%
Atlas Copco AB (Sweden) (Class A Stock)	496,977	5,888,382
Cummins, Inc.	58,492	14,172,027
Daimler Truck Holding AG (Germany)*	64,900	1,995,138
Fuji Corp. (Japan)	93,200	1,357,916

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
Hong Leong Asia Ltd. (Singapore)	377,000	$187,414
Husqvarna AB (Sweden) (Class B Stock)	102,400	719,199
Indutrade AB (Sweden)	104,350	2,116,165
Ingersoll Rand, Inc.	96,731	5,054,195
Rational AG (Germany)	653	387,769
SKF AB (Sweden) (Class B Stock)	135,900	2,075,672
SMC Corp. (Japan)	9,700	4,050,272
Spirax-Sarco Engineering PLC (United Kingdom)	24,079	3,075,625
Stanley Black & Decker, Inc.	126,061	9,469,702
Sumitomo Heavy Industries Ltd. (Japan)	99,100	1,978,464
Techtronic Industries Co. Ltd. (Hong Kong)	105,500	1,171,772
Tsubakimoto Chain Co. (Japan)	74,400	1,678,378
Valmet OYJ (Finland)	91,800	2,478,113
Vesuvius PLC (United Kingdom)	152,000	741,147
Volvo AB (Sweden) (Class B Stock)	251,900	4,550,220

		63,147,570

Marine — 0.1%
AP Moller - Maersk A/S (Denmark) (Class B Stock)	600	1,343,163
D/S Norden A/S (Denmark)	39,300	2,368,407
DFDS A/S (Denmark)	28,000	1,028,904

		4,740,474

Media — 0.4%
Comcast Corp. (Class A Stock)	177,557	6,209,168
News Corp. (Class A Stock)	697,515	12,694,773
Nippon Television Holdings, Inc. (Japan)	193,400	1,525,571
Reach PLC (United Kingdom)	132,014	151,996
SKY Perfect JSAT Holdings, Inc. (Japan)	426,900	1,568,854
Telenet Group Holding NV (Belgium)	57,600	940,856
Trade Desk, Inc. (The) (Class A Stock)*	27,512	1,233,363

		24,324,581

Metals & Mining — 0.4%
Anglo American PLC (South Africa)	121,800	4,769,674
Aurubis AG (Germany)	22,500	1,831,528
Bekaert SA (Belgium)	63,500	2,467,802
BHP Group Ltd. (Australia)	126,400	3,915,486
Boliden AB (Sweden)	75,000	2,817,165
Fortescue Metals Group Ltd. (Australia)	163,850	2,290,157
Perenti Ltd. (Australia)*	963,600	863,038
Rio Tinto Ltd. (Australia)	34,300	2,707,147
St. Barbara Ltd. (Australia)*	859,100	459,221

		22,121,218

Multiline Retail — 0.4%
Dollar General Corp.	24,171	5,952,109
Dollar Tree, Inc.*	14,307	2,023,582
Dollarama, Inc. (Canada)	139,755	8,173,706
Harvey Norman Holdings Ltd. (Australia)	846,200	2,371,052

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Multiline Retail (cont’d.)
Kohl’s Corp.(a)	147,885	$3,734,096

		22,254,545

Multi-Utilities — 0.7%
A2A SpA (Italy)	1,409,600	1,879,370
Ameren Corp.	112,766	10,027,153
Dominion Energy, Inc.	153,772	9,429,299
Sempra Energy	113,425	17,528,699

		38,864,521

Oil, Gas & Consumable Fuels — 2.4%
Beach Energy Ltd. (Australia)	1,780,300	1,933,151
Chesapeake Energy Corp.	9,445	891,325
ConocoPhillips	122,347	14,436,946
EOG Resources, Inc.	19,269	2,495,721
Equinor ASA (Norway)	233,481	8,391,371
Exxon Mobil Corp.	133,180	14,689,754
Hess Corp.	20,757	2,943,758
Neste OYJ (Finland)	130,472	6,016,976
New Hope Corp. Ltd. (Australia)	559,400	2,402,439
OMV AG (Austria)	65,700	3,379,671
Reliance Industries Ltd. (India)	394,709	12,117,808
Repsol SA (Spain)	253,600	4,036,557
Shell PLC (Netherlands)	468,600	13,210,217
TC Energy Corp. (Canada)(a)	371,188	14,795,554
TotalEnergies SE (France)	140,100	8,794,526
TotalEnergies SE (France), ADR(a)	444,000	27,563,520
Woodside Energy Group Ltd. (Australia)	22,840	553,144

		138,652,438

Paper & Forest Products — 0.0%
Lee & Man Paper Manufacturing Ltd. (China)	2,829,000	1,240,554

Personal Products — 0.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	23,994	5,953,151
Haleon PLC*	592,300	2,343,504
L’Oreal SA (France)	15,661	5,608,169

		13,904,824

Pharmaceuticals — 2.6%
AstraZeneca PLC (United Kingdom)	95,085	12,866,843
Bayer AG (Germany)	48,400	2,491,153
Bristol-Myers Squibb Co.	95,426	6,865,901
Daiichi Sankyo Co. Ltd. (Japan), ADR	63,193	2,034,183
Elanco Animal Health, Inc.*	447,642	5,470,185
Eli Lilly & Co.	19,739	7,221,316
GSK PLC	473,840	8,189,488
Ipsen SA (France)	23,900	2,570,699
Johnson & Johnson	149,145	26,346,464
Merck & Co., Inc.	104,358	11,578,520
Novartis AG (Switzerland)	157,200	14,226,200
Novo Nordisk A/S (Denmark) (Class B Stock)	83,935	11,399,679
Ono Pharmaceutical Co. Ltd. (Japan)	135,400	3,164,784
Pfizer, Inc.	187,867	9,626,305
Roche Holding AG	31,500	9,898,483

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Sanofi (France)	72,200	$6,962,000
Sawai Group Holdings Co. Ltd. (Japan)	25,500	795,622
Teva Pharmaceutical Industries Ltd. (Israel)*	202,000	1,862,771
Towa Pharmaceutical Co. Ltd. (Japan)	98,400	1,588,423
Zoetis, Inc.	27,559	4,038,771

		149,197,790

Professional Services — 0.5%
Adecco Group AG (Switzerland)	45,900	1,509,874
CoStar Group, Inc.*	63,954	4,942,365
Equifax, Inc.	13,693	2,661,372
Experian PLC (United Kingdom)	195,089	6,607,340
Teleperformance (France)	19,484	4,657,951
TransUnion	33,925	1,925,244
Verisk Analytics, Inc.	38,732	6,833,099

		29,137,245

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	8,126	625,377
CK Asset Holdings Ltd. (Hong Kong)	194,000	1,189,836
Daiwa House Industry Co. Ltd. (Japan)	70,000	1,612,538
Howard Hughes Corp. (The)*	13,693	1,046,419
Nexity SA (France)	29,500	823,996
Nomura Real Estate Holdings, Inc. (Japan)	47,500	1,015,683

		6,313,849

Road & Rail — 0.4%
Aurizon Holdings Ltd. (Australia)	886,900	2,246,908
Canadian Pacific Railway Ltd. (Canada)(a)	222,744	16,614,475
Old Dominion Freight Line, Inc.	4,954	1,405,846
Sankyu, Inc. (Japan)	46,800	1,712,223
Seino Holdings Co. Ltd. (Japan)	146,500	1,298,601

		23,278,053

Semiconductors & Semiconductor Equipment — 1.6%
Advanced Micro Devices, Inc.*	35,560	2,303,221
Applied Materials, Inc.	36,363	3,541,029
ASML Holding NV (Netherlands) (XAMS)	14,942	8,147,157
ASML Holding NV (Netherlands) (XNGS)	22,649	12,375,414
Enphase Energy, Inc.*	3,180	842,573
Infineon Technologies AG (Germany)	309,715	9,412,836
Lam Research Corp.	7,427	3,121,568
NVIDIA Corp.	103,550	15,132,797
QUALCOMM, Inc.	168,425	18,516,645
Siltronic AG (Germany)	20,200	1,469,358
SUMCO Corp. (Japan)	123,300	1,633,552
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	562,000	8,162,186
Texas Instruments, Inc.	35,034	5,788,317
Tokyo Seimitsu Co. Ltd. (Japan)	41,900	1,353,717

		91,800,370

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Software — 2.8%
Adobe, Inc.*	28,029	$9,432,599
Atlassian Corp. (Class A Stock)*	21,545	2,772,411
Autodesk, Inc.*	5,899	1,102,346
Black Knight, Inc.*	17,360	1,071,980
Cadence Design Systems, Inc.*	47,471	7,625,741
Dassault Systemes SE (France)	82,782	2,976,813
Fortinet, Inc.*	30,831	1,507,328
HashiCorp, Inc. (Class A Stock)*(a)	15,737	430,250
Intuit, Inc.	59,937	23,328,679
Microsoft Corp.	399,505	95,809,290
Salesforce, Inc.*	40,929	5,426,776
ServiceNow, Inc.*	24,285	9,429,137
Synopsys, Inc.*	5,524	1,763,758

		162,677,108

Specialty Retail — 0.7%
Best Buy Co., Inc.	112,942	9,059,078
China Tourism Group Duty Free Corp. Ltd. (China) (Class H Stock), 144A*	164,200	4,812,574
DCM Holdings Co. Ltd. (Japan)	222,400	2,029,347
EDION Corp. (Japan)	185,400	1,813,264
JB Hi-Fi Ltd. (Australia)	13,410	382,208
Kingfisher PLC (United Kingdom)	733,200	2,083,187
K’s Holdings Corp. (Japan)	114,600	982,929
O’Reilly Automotive, Inc.*	4,107	3,466,431
Ross Stores, Inc.	78,678	9,132,156
Super Retail Group Ltd. (Australia)	335,300	2,433,586
TJX Cos., Inc. (The)	68,963	5,489,455

		41,684,215

Technology Hardware, Storage & Peripherals — 1.0%
Apple, Inc.	347,252	45,118,452
Brother Industries Ltd. (Japan)	116,600	1,762,255
Canon, Inc. (Japan)(a)	46,700	1,010,778
Western Digital Corp.*	273,200	8,619,460

		56,510,945

Textiles, Apparel & Luxury Goods — 0.6%
Kering SA (France)	2,965	1,508,971
Lululemon Athletica, Inc.*	33,489	10,729,206
LVMH Moet Hennessy Louis Vuitton SE (France)	22,108	16,087,843
NIKE, Inc. (Class B Stock)	23,595	2,760,851
Pandora A/S (Denmark)	17,400	1,229,858
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	1,055,500	1,477,142

		33,793,871

Thrifts & Mortgage Finance — 0.0%
Paragon Banking Group PLC (United Kingdom)	358,700	2,438,814

Tobacco — 0.5%
British American Tobacco PLC (United Kingdom)	131,700	5,209,809
Imperial Brands PLC (United Kingdom)	129,900	3,235,957
Philip Morris International, Inc.	199,463	20,187,650

		28,633,416

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors — 0.5%
Ashtead Group PLC (United Kingdom)	106,961	$6,075,897
Bunzl PLC (United Kingdom)	237,815	7,912,144
ITOCHU Corp. (Japan)	51,700	1,621,972
Kanamoto Co. Ltd. (Japan)	92,800	1,588,645
Marubeni Corp. (Japan)	212,300	2,432,098
Mitsui & Co. Ltd. (Japan)	112,000	3,262,081
Rexel SA (France)*	124,900	2,470,333
Sojitz Corp. (Japan)	119,000	2,267,380

		27,630,550

Transportation Infrastructure — 0.0%
Kamigumi Co. Ltd. (Japan)	81,700	1,663,250
Shenzhen International Holdings Ltd. (China)	468,000	458,100

		2,121,350

Wireless Telecommunication Services — 0.0%
KDDI Corp. (Japan)	67,900	2,059,196

TOTAL COMMON STOCKS (cost $2,676,886,317)		2,713,746,543

EXCHANGE-TRADED FUNDS — 5.2%
Energy Select Sector SPDR Fund(a)	283,969	24,838,768
iShares 0-5 Year TIPS Bond ETF(a)	78,078	7,570,443
iShares 1-3 Year Treasury Bond ETF(a)	9,686	786,213
iShares Core U.S. Aggregate Bond ETF	927,002	89,909,924
iShares Floating Rate Bond ETF(a)	281,894	14,187,725
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	306,730	32,338,544
iShares Russell 1000 Growth ETF(a)	138,546	29,682,095
iShares Russell 1000 Value ETF(a)	219,797	33,332,215
iShares S&P Small-Cap 600 Value ETF(a)	25,646	2,341,736
iShares TIPS Bond ETF	179,650	19,121,946
Vanguard Real Estate ETF(a)	267,514	22,064,555
Vanguard Total International Bond ETF	539,152	25,571,979

TOTAL EXCHANGE-TRADED FUNDS (cost $307,370,433)		301,746,143

PREFERRED STOCKS — 0.1%
Automobiles — 0.0%
Porsche Automobil Holding SE (Germany) (PRFC)	22,100	1,205,245

Capital Markets — 0.0%
State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(oo)	15,000	352,650

Health Care Equipment & Supplies — 0.1%
Becton, Dickinson & Co., Series B, CVT, 6.000%, Maturing 06/01/23(a)	28,877	1,446,160

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

		Shares	Value
PREFERRED STOCKS (continued)
Pharmaceuticals — 0.0%
Elanco Animal Health, Inc., CVT, 5.000%, Maturing 02/01/23		9,249	$180,633

TOTAL PREFERRED STOCKS (cost $3,856,204)			3,184,688

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 3.7%
Automobiles — 0.1%
Toyota Auto Loan Extended Note Trust,
Series 2019-01A, Class A, 144A
2.560%	11/25/31	2,700	2,602,146

Collateralized Loan Obligations — 2.4%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2021-21A, Class B, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
5.993%(c)	10/20/34	4,000	3,857,365
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	10/17/32	3,000	2,943,961
Barings Loan Partners CLO Ltd. (Cayman Islands),
Series LP-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.343%(c)	01/20/34	4,700	4,576,293
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2020-21A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.249%(c)	10/15/34	4,525	4,400,015
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.795%(c)	08/20/32	7,500	7,361,029
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	04/15/32	6,750	6,609,350
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-04A, Class A1R, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)
5.583%(c)	07/20/32	2,430	2,389,260
Carlyle US CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.095% (Cap N/A, Floor 1.095%)
5.453%(c)	01/25/33	7,000	6,815,082
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	07/20/34	2,750	2,649,137
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
5.283%(c)	04/20/31	2,500	2,458,578
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.219%(c)	07/15/34	3,000	2,928,730

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Crown City CLO (Cayman Islands),
Series 2020-01A, Class A1AR, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)
5.433%(c)	07/20/34		8,750	$8,464,767
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class AR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)
2.788%(c)	08/26/32	EUR	4,750	4,914,032
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
5.359%(c)	07/15/29		415	410,073
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.475%(c)	01/22/31		2,000	1,975,359
Greywolf CLO Ltd. (Cayman Islands),
Series 2020-03RA, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.290%)
5.587%(c)	04/15/33		2,750	2,691,066
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
5.388%(c)	04/25/31		4,988	4,927,476
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34		4,375	4,246,136
MidOcean Credit CLO (Cayman Islands),
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.393%(c)	07/20/31		1,200	1,179,042
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
4.919%(c)	10/12/30		2,000	1,971,272
Ocean Trails CLO (Cayman Islands),
Series 2020-09A, Class BR, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
5.829%(c)	10/15/34		5,250	5,023,088
OZLM Funding Ltd. (Cayman Islands),
Series 2013-04A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.575%(c)	10/22/30		3,924	3,867,998
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
5.159%(c)	04/17/31		9,359	9,146,500
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.293%(c)	04/20/31		3,000	2,928,326
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2021-03A, Class B, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
5.993%(c)	10/20/34		4,100	3,886,656

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1A, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
5.563%(c)	10/20/32		9,750	$9,670,686
St. Paul’s CLO DAC (Ireland),
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)
2.512%(c)	02/20/30	EUR	4,981	5,211,111
TCW CLO Ltd. (Cayman Islands),
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.538%(c)	07/25/34		2,000	1,946,921
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
5.403%(c)	07/20/34		3,250	3,151,747
Venture CLO Ltd. (Cayman Islands),
Series 2017-28AA, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.453%(c)	10/20/34		4,000	3,879,990
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)
5.292%(c)	04/25/31		3,000	2,952,942
Series 2019-03A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.159%(c)	10/17/32		4,500	4,413,652
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	01/17/31		3,750	3,677,934
Wellfleet CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.363%(c)	07/20/32		4,025	3,914,232

				141,439,806

Home Equity Loans — 0.4%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-OP01, Class M1, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
5.169%(c)	04/25/34		569	531,252
Series 2005-WF01, Class M3, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.690%)
5.079%(c)	05/25/35		276	275,181
Asset-Backed Funding Certificates Trust,
Series 2004-OPT05, Class A1, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.089%(c)	06/25/34		34	31,868
Series 2005-WF01, Class M2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
4.989%(c)	10/25/34		145	144,783
Series 2006-OPT02, Class A2, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
4.529%(c)	10/25/36		1,879	1,694,018

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2005-HE04, Class M7, 1 Month LIBOR + 1.845% (Cap N/A, Floor 1.845%)
6.234%(c)	05/25/35	1,424	$1,301,527
Citigroup Mortgage Loan Trust,
Series 2006-AMC01, Class A1, 144A, 1 Month LIBOR + 0.290% (Cap N/A, Floor 0.290%)
4.679%(c)	09/25/36	411	389,430
Series 2007-AHL01, Class A2C, 1 Month LIBOR + 0.420% (Cap N/A, Floor 0.420%)
4.809%(c)	12/25/36	2,638	2,576,567
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE04, Class M3, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.690%)
5.079%(c)	10/25/35	400	359,279
First NLC Trust,
Series 2007-01, Class A1, 144A, 1 Month LIBOR + 0.070% (Cap N/A, Floor 0.070%)
4.459%(c)	08/25/37	715	332,708
Home Equity Asset Trust,
Series 2004-03, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.855%)
5.244%(c)	08/25/34	108	104,532
Series 2005-02, Class M6, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.589%(c)	07/25/35	2,000	1,893,209
Series 2005-08, Class M2, 1 Month LIBOR + 0.675% (Cap N/A, Floor 0.675%)
3.826%(c)	02/25/36	662	634,705
Series 2005-09, Class M1, 1 Month LIBOR + 0.615% (Cap N/A, Floor 0.615%)
5.004%(c)	04/25/36	823	804,032
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC03, Class A3, 1 Month LIBOR + 0.220% (Cap N/A, Floor 0.220%)
4.609%(c)	08/25/36	44	30,383
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2005-HE02, Class M2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.660%)
5.049%(c)	01/25/35	563	539,296
Series 2007-HE05, Class A2C, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
4.639%(c)	03/25/37	3,167	1,405,818
Series 2007-HE06, Class A1, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
4.449%(c)	05/25/37	14	12,045
New Century Home Equity Loan Trust,
Series 2004-04, Class M1, 1 Month LIBOR + 0.765% (Cap 12.500%, Floor 0.765%)
5.154%(c)	02/25/35	467	444,576
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2006-FM01, Class 2A4, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.660%)
5.049%(c)	11/25/35	3,000	2,812,390
Series 2006-WF01, Class M2, 1 Month LIBOR + 0.435% (Cap N/A, Floor 0.435%)
4.824%(c)	03/25/36	368	358,506

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
NovaStar Mortgage Funding Trust,
Series 2005-03, Class M2, 1 Month LIBOR + 0.705% (Cap 11.000%, Floor 0.705%)
5.094%(c)	01/25/36	139	$135,899
Option One Mortgage Loan Trust,
Series 2004-03, Class M2, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.855%)
5.244%(c)	11/25/34	457	434,221
Series 2006-01, Class M1, 1 Month LIBOR + 0.540% (Cap N/A, Floor 0.540%)
4.929%(c)	01/25/36	1,800	1,585,369
Renaissance Home Equity Loan Trust,
Series 2007-03, Class AF3
7.238%	09/25/37	503	231,839
Residential Asset Securities Trust,
Series 2005-KS10, Class M2, 1 Month LIBOR + 0.660% (Cap 14.000%, Floor 0.660%)
5.049%(c)	11/25/35	245	244,154
Series 2006-KS03, Class M1, 1 Month LIBOR + 0.330% (Cap 14.000%, Floor 0.330%)
4.884%(c)	04/25/36	168	164,498
Series 2006-KS07, Class M1, 1 Month LIBOR + 0.280% (Cap 14.000%, Floor 0.280%)
4.669%(c)	09/25/36	2,189	2,112,474
Soundview Home Loan Trust,
Series 2007-OPT01, Class 2A3, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
4.599%(c)	06/25/37	2,841	2,015,889
Terwin Mortgage Trust,
Series 2003-06HE, Class A1, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
5.329%(c)	11/25/33	38	33,277

			23,633,725

Residential Mortgage-Backed Securities — 0.8%
Carrington Mortgage Loan Trust,
Series 2006-FRE01, Class A4, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
4.639%(c)	04/25/36	2,460	2,134,985
C-BASS Trust,
Series 2006-CB09, Class A1, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
4.509%(c)	11/25/36	15	7,025
Citigroup Mortgage Loan Trust,
Series 2007-WFH02, Class M2, 1 Month LIBOR + 0.675% (Cap N/A, Floor 0.675%)
5.064%(c)	03/25/37	7,534	7,327,850
Countrywide Asset-Backed Certificates,
Series 2007-12, Class 1A1, 1 Month LIBOR + 0.740% (Cap N/A, Floor 0.740%)
5.129%(c)	08/25/47	798	766,329
Countrywide Asset-Backed Certificates Trust,
Series 2004-ECC01, Class M2, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.439%(c)	09/25/34	91	90,789
Series 2005-17, Class MV1, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.690%)
5.079%(c)	05/25/36	797	786,090

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Series 2006-11, Class 3AV3, 1 Month LIBOR + 0.260% (Cap N/A, Floor 0.260%)
4.649%(c)	09/25/46	1,100	$1,037,531
Series 2006-26, Class 1A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
4.529%(c)	06/25/37	1,541	1,404,045
Credit-Based Asset Servicing & Securitization LLC,
Series 2007-CB06, Class A1, 144A, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
4.164%(c)	07/25/37	27	17,954
CSAB Mortgage-Backed Trust,
Series 2006-04, Class A6A
6.184%	12/25/36	33	7,071
Ellington Loan Acquisition Trust,
Series 2007-01, Class A1, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.489%(c)	05/25/37	105	100,228
Fieldstone Mortgage Investment Trust,
Series 2006-01, Class A2, 1 Month LIBOR + 0.380% (Cap 12.250%, Floor 0.380%)
4.769%(c)	05/25/36	1,252	849,995
First Franklin Mortgage Loan Trust,
Series 2004-FF10, Class M1, 1 Month LIBOR + 1.275% (Cap N/A, Floor 1.275%)
5.664%(c)	07/25/34	751	725,413
Series 2006-FF05, Class 2A4, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.480%)
4.869%(c)	04/25/36	1,100	989,710
Series 2006-FF10, Class A1, 1 Month LIBOR + 0.115% (Cap N/A, Floor 0.000%)
4.504%(c)	07/25/36	1,261	1,158,242
Series 2006-FF10, Class A5, 1 Month LIBOR + 0.310% (Cap N/A, Floor 0.310%)
4.699%(c)	07/25/36	526	491,861
GSAMP Trust,
Series 2005-WMC01, Class M1, 1 Month LIBOR + 0.735% (Cap N/A, Floor 0.735%)
5.124%(c)	09/25/35	67	65,390
Series 2006-NC02, Class A2B, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
4.569%(c)	06/25/36	942	497,830
Series 2007-NC01, Class A2C, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
4.539%(c)	12/25/46	1,748	861,446
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH02, Class AV5, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
4.599%(c)	10/25/36	28	27,431
Series 2007-CH01, Class MV6, 1 Month LIBOR + 0.825% (Cap N/A, Floor 0.825%)
4.072%(c)	11/25/36	7,700	7,612,732
Lehman XS Trust,
Series 2007-20N, Class A1, 1 Month LIBOR + 2.300% (Cap N/A, Floor 0.000%)
6.689%(c)	12/25/37	923	905,012

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Long Beach Mortgage Loan Trust,
Series 2005-WL02, Class M3, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
5.169%(c)	08/25/35	1,815	$1,766,371
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM04, Class A2A, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
4.549%(c)	09/25/37	2	445
Series 2007-HE02, Class A2A, 1 Month LIBOR + 0.240% (Cap N/A, Floor 0.240%)
4.629%(c)	02/25/37	9	2,674
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-NC05, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
5.289%(c)	05/25/34	1,934	1,792,065
Series 2005-WMC01, Class M3, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
5.169%(c)	01/25/35	1,260	1,207,064
Series 2006-WMC02, Class A2FP, 1 Month LIBOR + 0.100% (Cap N/A, Floor 0.100%)
4.489%(c)	07/25/36	34	13,340
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-02, Class A1, 1 Month LIBOR + 0.050% (Cap N/A, Floor 0.050%)
4.439%(c)	11/25/36	1	269
Saxon Asset Securities Trust,
Series 2005-01, Class M2, 1 Month LIBOR + 0.720% (Cap 10.000%, Floor 0.720%)
1.799%(c)	05/25/35	396	367,830
Series 2005-01, Class M3, 1 Month LIBOR + 0.780% (Cap 10.000%, Floor 0.780%)
1.799%(c)	05/25/35	772	581,616
Series 2006-02, Class M1, 1 Month LIBOR + 0.290% (Cap N/A, Floor 0.290%)
4.679%(c)	09/25/36	3,000	2,727,615
Series 2007-03, Class 1A, 1 Month LIBOR + 0.310% (Cap N/A, Floor 0.310%)
4.699%(c)	09/25/37	310	290,173
Securitized Asset-Backed Receivables LLC Trust,
Series 2005-OP02, Class M2, 1 Month LIBOR + 0.675% (Cap N/A, Floor 0.675%)
5.064%(c)	10/25/35	1,039	987,621
Series 2007-BR05, Class A2A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)
4.519%(c)	05/25/37	132	98,948
Series 2007-HE01, Class A2A, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
4.509%(c)	12/25/36	55	12,297
Series 2007-NC01, Class A1, 144A, 1 Month LIBOR + 0.260% (Cap N/A, Floor 0.260%)
4.649%(c)	12/25/36	4,268	3,846,471
Series 2007-NC01, Class A2A, 1 Month LIBOR + 0.100% (Cap N/A, Floor 0.100%)
4.489%(c)	12/25/36	1	770
Soundview Home Loan Trust,
Series 2005-OPT02, Class M2, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
5.229%(c)	08/25/35	2,200	1,902,739

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Series 2006-NLC01, Class A1, 144A, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
4.509%(c)	11/25/36		20	$5,728
Structured Asset Investment Loan Trust,
Series 2005-06, Class M3, 1 Month LIBOR + 0.810% (Cap N/A, Floor 0.810%)
5.199%(c)	07/25/35		2,926	2,794,412
Washington Mutual Asset-Backed Certificates Trust,
Series 2006-HE05, Class 2A1, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
3.816%(c)	10/25/36		58	21,563
Series 2007-HE02, Class 2A3, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
4.639%(c)	04/25/37		3,462	1,316,357

				47,601,327

Student Loans — 0.0%
SLM Student Loan Trust,
Series 2004-03A, Class A6B, 144A, 3 Month LIBOR + 0.550% (Cap N/A, Floor 0.550%)
4.908%(c)	10/25/64		676	648,694
SMB Private Education Loan Trust,
Series 2022-B, Class A1B, 144A, 30 Day Average SOFR + 1.450% (Cap N/A, Floor 0.000%)
4.668%(c)	02/16/55		1,451	1,406,359

				2,055,053

TOTAL ASSET-BACKED SECURITIES (cost $223,862,671)				217,332,057

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust,
Series 2021-JACX, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.368%(c)	09/15/38		2,400	2,250,054
BX Commercial Mortgage Trust,
Series 2021-21M, Class A, 144A, 1 Month LIBOR + 0.730% (Cap N/A, Floor 0.730%)
5.048%(c)	10/15/36		1,639	1,574,792
DROP Mortgage Trust,
Series 2021-FILE, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.470%(c)	10/15/43		1,700	1,618,948
European Loan Conduit No. 36 DAC (Germany),
Series 36A, Class A1, 144A, 3 Month EURIBOR + 1.000% (Cap 6.000%, Floor 1.000%)
2.803%(c)	02/17/30	EUR	782	796,138
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-FL12, Class A, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 2.450%)
5.768%(c)	12/15/31		1,909	1,814,540
Manhattan West Mortgage Trust,
Series 2020-01MW, Class A, 144A
2.130%	09/10/39		2,300	1,963,761
PFP Ltd.,
Series 2021-08, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.326%(c)	08/09/37		835	795,442

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Ready Capital Mortgage Financing LLC,
Series 2021-FL06, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
5.339%(c)	07/25/36		2,051	$1,951,309
Real Estate Asset Liquidity Trust (Canada),
Series 2018-01A, Class A1, 144A
3.072%	08/12/53	CAD	551	403,942
SFO Commercial Mortgage Trust,
Series 2021-555, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.468%(c)	05/15/38		3,600	3,297,750
STWD Mortgage Trust,
Series 2021-HTS, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.368%(c)	04/15/34		2,000	1,933,739
Wells Fargo Commercial Mortgage Trust,
Series 2022-ONL, Class A, 144A
3.862%	12/15/39		1,900	1,685,228

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $21,582,866)				20,085,643

CORPORATE BONDS — 4.1%
Aerospace & Defense — 0.1%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	12/01/24		1,139	1,137,614
7.500%	03/15/25		780	771,980
7.875%	04/15/27(a)		2,025	1,968,057

				3,877,651

Airlines — 0.1%
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28		760	633,911
Turkish Airlines 2015-1 Class A Pass-Through Trust (Turkey),
Pass-Through Certificates, 144A
4.200%	09/15/28		4,765	4,090,355
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		565	526,226
4.625%	04/15/29		140	122,180

				5,372,672

Auto Manufacturers — 0.1%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		1,525	1,103,320
5.291%	12/08/46		3,475	2,672,273
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28		200	165,260
3.370%	11/17/23		700	684,382
3.375%	11/13/25		700	634,042
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN
2.450%	09/15/28		500	393,194

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
3.522%	09/17/25		300	$278,060
4.345%	09/17/27		2,400	2,174,854
4.810%	09/17/30		300	254,569

				8,359,954

Auto Parts & Equipment — 0.0%
Dana, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/27		650	602,781
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, Cash coupon 3.875% or PIK 4.625%
3.875%	05/15/27	EUR	100	89,890
Sr. Sec’d. Notes, 144A, Cash coupon 6.000% or PIK 6.750%
6.000%	05/15/27		1,100	966,625

				1,659,296

Banks — 1.4%
Banca Monte dei Paschi di Siena SpA (Italy),
Covered Bonds
0.875%	10/08/27	EUR	1,300	1,239,361
Sr. Unsec’d. Notes, EMTN
2.625%	04/28/25	EUR	500	482,027
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes
5.875%(ff)	09/24/23(oo)	EUR	400	410,449
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
2.700%	01/10/25		2,200	2,081,475
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
1.849%	03/25/26		200	176,849
3.848%	04/12/23(a)		600	597,124
Bank of America Corp.,
Jr. Sub. Notes, Series FF
5.875%(ff)	03/15/28(oo)		200	176,935
Sr. Unsec’d. Notes
2.551%(ff)	02/04/28		600	532,853
2.972%(ff)	02/04/33		600	483,789
Sr. Unsec’d. Notes, MTN
4.376%(ff)	04/27/28		400	382,437
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
4.375%	01/12/26		700	677,778
Sr. Unsec’d. Notes, AUD Bank Bill + 1.800%
4.967%(c)	06/15/23	AUD	1,500	1,021,594
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.675%(ff)	06/30/27		900	784,100
2.591%(ff)	01/20/28		2,000	1,760,025
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)		1,635	1,361,449
Sr. Unsec’d. Notes, Series VAR
3.070%(ff)	02/24/28		1,200	1,082,780

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Cooperatieve Rabobank UA (Netherlands),
Sr. Unsec’d. Notes, 144A
3.758%(ff)	04/06/33		300	$256,095
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes, 144A
6.250%(ff)	12/18/24(oo)		1,000	790,000
6.375%(ff)	08/21/26(oo)		200	143,136
Sr. Unsec’d. Notes, 144A
4.194%(ff)	04/01/31		400	310,504
4.207%(ff)	06/12/24		1,728	1,687,828
6.537%(ff)	08/12/33		3,050	2,673,710
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.222%(ff)	09/18/24		2,400	2,319,788
3.035%(ff)	05/28/32		1,050	795,173
3.547%(ff)	09/18/31(a)		1,425	1,144,193
3.961%(ff)	11/26/25(a)		2,500	2,389,068
Sr. Unsec’d. Notes, EMTN
2.625%	02/12/26	EUR	1,100	1,109,554
Sub. Notes
3.729%(ff)	01/14/32		1,400	1,026,307
5.882%(ff)	07/08/31		800	690,643
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U
3.650%(ff)	08/10/26(oo)		365	295,549
Sr. Unsec’d. Notes
3.615%(ff)	03/15/28		1,900	1,764,117
4.223%(ff)	05/01/29		200	186,283
Sr. Unsec’d. Notes, SOFR + 1.120%
5.315%(c)	02/24/28		3,200	3,054,149
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.041%(ff)	03/13/28		200	184,186
4.583%(ff)	06/19/29		500	460,753
ING Groep NV (Netherlands),
Jr. Sub. Notes
3.875%(ff)	05/16/27(oo)		800	581,344
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
5.754%(c)	10/02/23		1,600	1,602,570
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.323%(ff)	04/26/28		2,500	2,383,276
4.912%(ff)	07/25/33(a)		600	570,780
Lloyds Banking Group PLC (United Kingdom),
Jr. Sub. Notes
4.947%(ff)	06/27/25(oo)	EUR	200	204,099
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
1.241%(ff)	07/10/24		3,500	3,417,461
3.922%(ff)	09/11/24		1,100	1,083,442
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
5.735%(c)	09/11/24		1,700	1,696,398
NatWest Group PLC (United Kingdom),
Jr. Sub. Notes
8.000%(ff)	08/10/25(oo)		200	196,500
Sr. Unsec’d. Notes
4.519%(ff)	06/25/24		500	495,549

Interest Rate	Maturity Date	Principal Amount (000)#			Value

CORPORATE BONDS (continued)
Banks (cont’d.)
5.076%(ff)	01/27/30		2,800		$2,634,054
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.550%
6.274%(c)	06/25/24		700		699,838
Nykredit Realkredit A/S (Denmark),
Covered Bonds, Series 01E
0.500%	10/01/43	DKK	10,451		1,135,501
1.000%	10/01/53	DKK	1,259		131,528
1.000%	10/01/53	DKK	896		87,366
1.500%	10/01/50	DKK	—	(r)	—
1.500%	10/01/50	DKK	—	(r)	—
2.500%	10/01/47	DKK	1		110
Covered Bonds, Series 01EE
1.000%	10/01/50	DKK	45,327		4,503,446
1.500%	10/01/53	DKK	4,523		500,416
1.500%	10/01/53	DKK	11,818		1,232,157
Covered Bonds, Series CCE
1.000%	10/01/50	DKK	72,000		7,551,131
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.796%(ff)	11/15/24		2,700		2,655,309
Sberbank of Russia Via SB Capital SA (Russia),
Sub. Notes
5.250%	05/23/23		1,000		132,063
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26		400		348,218
2.797%(ff)	01/19/28		600		523,789
2.889%(ff)	06/09/32		700		534,628
3.337%(ff)	01/21/33		1,000		787,634
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.822%(ff)	11/23/25		1,000		914,447
2.678%(ff)	06/29/32		500		376,447
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
4.703%(ff)	08/05/27		400		386,779
4.751%(ff)	05/12/28		300		287,085
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A, MTN
7.830%	12/04/23		6,200		6,258,230

					78,443,656

Building Materials — 0.0%
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28		750		685,861
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30		775		634,846

					1,320,707

Chemicals — 0.0%
OCP SA (Morocco),
Sr. Unsec’d. Notes
5.125%	06/23/51		300		225,712

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
13.000%	12/16/27		162	$161,739

				387,451

Commercial Services — 0.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26		585	536,462
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
4.125%	02/02/26		848	810,886
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		25	20,421
3.875%	02/15/31(a)		375	315,600
5.250%	01/15/30		1,100	1,033,095

				2,716,464

Computers — 0.0%
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes
6.020%	06/15/26(a)		300	306,266
Cosmetics/Personal Care — 0.0%
GSK Consumer Healthcare Capital UK PLC,
Gtd. Notes
3.125%	03/24/25(a)		900	856,818
Diversified Financial Services — 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26		700	611,597
3.000%	10/29/28(a)		800	670,018
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
2.528%	11/18/27		6	4,828
Doric Nimrod Air Alpha 2013-1 Class A Pass-Through Trust (Guernsey),
Pass-Through Certificates, 144A
5.250%	05/30/25		140	138,639
Jyske Realkredit A/S (Denmark),
Covered Bonds, Series 111E
2.500%	10/01/47	DKK	1	90
Covered Bonds, Series CCE
0.500%	10/01/43	DKK	3,397	372,158
1.000%	10/01/50	DKK	15	1,624
1.000%	10/01/50	DKK	25,815	2,568,510
1.000%	10/01/53	DKK	10,567	1,031,413
1.500%	10/01/53	DKK	3,025	333,651
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN
2.851%	11/16/09(d)		400	1,400
2.907%	12/23/08(d)		200	700
5.625%	01/24/13(d)		1,700	5,950
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.500%	08/15/28		745	609,520
6.000%	01/15/27		225	201,815

Interest Rate	Maturity Date	Principal Amount (000)#			Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.329%	01/22/27		600		$526,636
Nordea Kredit Realkreditaktieselskab (Denmark),
Covered Bonds
1.500%	10/01/53	DKK	12,799		1,333,946
1.500%	10/01/53	DKK	1,800		177,643
2.000%	10/01/53	DKK	1,800		196,248
Covered Bonds, Series CC2
0.500%	10/01/43	DKK	1,460		160,101
1.000%	10/01/50	DKK	32,572		3,437,098
1.000%	10/01/50	DKK	42,216		4,199,374
1.500%	10/01/53	DKK	2,958		326,670
2.500%	10/01/47	DKK	—	(r)	31
OneMain Finance Corp.,
Gtd. Notes
3.875%	09/15/28		400		318,241
Realkredit Danmark A/S (Denmark),
Covered Bonds
1.000%	10/01/53	DKK	2,809		292,975
Covered Bonds, Series 23S
1.500%	10/01/53	DKK	2,476		273,307
Covered Bonds, Series 23S, MTN
2.500%	04/01/47	DKK	9		1,098
Covered Bonds, Series 27S
1.500%	10/01/53	DKK	2,092		218,116
Covered Bonds, Series 28S
2.000%	10/01/53	DKK	2,993		326,370
Covered Bonds, Series CCS
1.000%	10/01/50	DKK	30,455		3,212,357
Swiss Insured Brazil Power Finance Sarl (Brazil),
Sr. Sec’d. Notes, 144A
9.850%	07/16/32	BRL	14,825		2,437,664

					23,989,788

Electric — 0.3%
Adani Electricity Mumbai Ltd. (India),
Sr. Sec’d. Notes
3.949%	02/12/30		1,300		980,931
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29(a)		500		430,857
5.000%	02/01/31		925		779,224
5.125%	03/15/28		700		626,589
Enel Finance International NV (Italy),
Gtd. Notes, 144A
1.875%	07/12/28		1,700		1,349,427
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		280		260,279
Israel Electric Corp. Ltd. (Israel),
Sec’d. Notes, 144A, GMTN
3.750%	02/22/32		800		696,400
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24		700		690,408

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		550	$516,714
Gtd. Notes, 144A
3.375%	02/15/29		100	80,739
3.625%	02/15/31		1,175	899,027
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27		100	85,624
2.950%	03/01/26		100	91,950
3.150%	01/01/26		100	92,982
3.450%	07/01/25		100	94,864
3.950%	12/01/47		100	67,708
4.000%	12/01/46		100	67,802
4.400%	03/01/32		500	437,450
4.500%	07/01/40		100	78,279
4.550%	07/01/30		300	271,952
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
4.875%	07/17/49		2,600	2,039,050
Sr. Unsec’d. Notes, EMTN
3.375%	02/05/30		2,100	1,779,487
Southern California Edison Co.,
First Mortgage
0.700%	04/03/23(a)		700	692,321
1.100%	04/01/24		200	190,148
First Mortgage, SOFR Index + 0.830%
5.153%(c)	04/01/24		300	297,877
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		375	341,855
8.000%(ff)	10/15/26(oo)		1,375	1,314,917
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		965	898,037

				16,152,898

Entertainment — 0.0%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%
10.000%	06/15/26		234	97,016
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26		325	320,482
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/27		300	271,774

				689,272

Foods — 0.1%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	03/15/29		225	188,671
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	2,300	2,254,352

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,200	$1,055,529
Campbell Soup Co.,
Sr. Unsec’d. Notes
3.650%	03/15/23		887	884,655
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		175	154,842
4.375%	01/31/32		300	262,024
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	11/04/27	GBP	1,500	1,377,478

				6,177,551

Gas — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/20/26		700	666,101

Healthcare-Products — 0.0%
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		225	181,341
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)		150	119,217

				300,558

Healthcare-Services — 0.0%
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28(a)		400	358,946

Home Builders — 0.0%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
4.875%	02/15/30		985	760,912
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30(a)		925	751,563
Taylor Morrison Communities, Inc.,
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30		230	200,127

				1,712,602

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/25		145	141,460

Insurance — 0.0%
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A
3.650%	04/05/27		500	465,779
Doctors Co. An Interinsurance Exchange (The),
Sub. Notes, 144A
4.500%	01/18/32		200	161,964

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
2.750%	03/29/28	EUR	1,100	$1,025,107
GA Global Funding Trust,
Sec’d. Notes, 144A
2.250%	01/06/27		500	440,927

				2,093,777

Internet — 0.1%
Baidu, Inc. (China),
Sr. Unsec’d. Notes
3.625%	07/06/27(a)		2,000	1,833,740
Prosus NV (China),
Sr. Unsec’d. Notes, 144A
1.207%	01/19/26	EUR	1,100	1,056,802
3.257%	01/19/27		2,400	2,154,000
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.240%	06/03/50		1,250	785,000
3.975%	04/11/29		2,000	1,836,625

				7,666,167

Investment Companies — 0.0%
MDGH GMTN RSC Ltd. (United Arab Emirates),
Gtd. Notes, 144A
5.500%	04/28/33		400	422,075

Lodging — 0.0%
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
1.300%	10/01/23		400	387,847
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.625%	08/08/25		500	480,000
5.900%	08/08/28(a)		1,100	1,032,999

				1,900,846

Machinery-Diversified — 0.0%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	01/01/30		100	100,415

Media — 0.0%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31		900	722,588
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.950%	06/30/62		700	413,554
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31		690	450,121
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30		700	385,203
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $230,000; purchased 07/18/19)(f)
6.625%	08/15/27		230	2,572

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
Sec’d. Notes, 144A (original cost $582,750; purchased 07/18/19 - 08/30/22)(f)
5.375%	08/15/26		1,750	$208,353
DISH DBS Corp.,
Gtd. Notes
7.375%	07/01/28		300	212,040
TPC Holdings, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon N/A or PIK 17.000%
17.000%	06/18/28		99	99,361

				2,493,792

Mining — 0.1%
Antofagasta PLC (Chile),
Sr. Unsec’d. Notes, 144A
2.375%	10/14/30(a)		1,200	957,600
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.750%	01/15/31(a)		4,000	3,609,500

				4,567,100

Multi-National — 0.0%
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, GMTN
0.500%	09/01/23	AUD	600	399,273
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.500%	08/10/23	AUD	2,900	1,936,210

				2,335,483

Oil & Gas — 0.5%
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26		325	316,415
9.000%	11/01/27		53	64,708
Sr. Unsec’d. Notes, 144A
8.250%	12/31/28		325	318,950
Empresa Nacional del Petroleo (Chile),
Sr. Unsec’d. Notes
4.500%	09/14/47		1,500	1,130,437
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
1.450%	03/06/23(d)	CHF	500	432,596
4.950%	03/23/27(d)		2,000	1,370,625
5.150%	02/11/26(d)		3,000	2,250,000
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.125%	02/01/27(a)		250	254,687
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.950%	07/01/24		603	612,792
7.500%	05/01/31		1,200	1,285,297
Odebrecht Offshore Drilling Finance Ltd. (Brazil),
Sr. Sec’d. Notes, Cash coupon 7.720% or PIK N/A
7.720%	12/01/26		1,921	505,790
Sr. Sec’d. Notes, 144A, Cash coupon 7.720% or PIK N/A
7.720%	12/01/26		32	8,496

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, EMTN
4.150%	02/25/60	1,000	$704,875
5.625%	05/20/43	4,300	3,896,337
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
6.000%	05/16/24(d)	5,400	256,500
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.500%	06/02/41	1,900	1,229,300
6.700%	02/16/32	2,684	2,103,585
Gtd. Notes, MTN
6.750%	09/21/47	10,152	6,465,606
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, 144A, MTN
2.480%	01/28/32	1,800	1,487,070
4.800%	04/21/60	1,000	901,750
QatarEnergy Trading LLC (Qatar),
Sr. Unsec’d. Notes, 144A
2.250%	07/12/31	400	330,075
3.125%	07/12/41	200	152,913
3.300%	07/12/51	400	292,825
Rio Oil Finance Trust (Brazil),
Sr. Sec’d. Notes
9.250%	07/06/24	438	441,813
Sr. Sec’d. Notes, 144A
9.250%	07/06/24	978	991,927
9.750%	01/06/27	1,146	1,184,388
SA Global Sukuk Ltd. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.694%	06/17/31	700	596,225
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes
2.250%	11/24/30	200	163,475
Sr. Unsec’d. Notes, 144A
3.500%	11/24/70	1,000	673,625
Transocean, Inc.,
Gtd. Notes, 144A
8.000%	02/01/27	100	81,175

			30,504,257

Oil & Gas Services — 0.0%
Odebrecht Oil & Gas Finance Ltd. (Brazil),
Gtd. Notes, 144A
5.007%(s)	01/30/23(oo)	1,696	4,239

Pharmaceuticals — 0.1%
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27	290	152,267
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	02/15/29	225	108,000
5.250%	01/30/30	150	71,690
5.250%	02/15/31	175	84,395
6.250%	02/15/29	500	241,250

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25	500	$485,548
4.375%	12/15/28	300	282,226
Gtd. Notes, 144A, 3 Month LIBOR + 1.010%
5.779%(c)	12/15/23	700	700,036
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	200	177,084
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31	500	433,112

			2,735,608

Pipelines — 0.1%
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	725	605,655
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	800	694,859
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.500%	09/01/23(a)	900	889,456
ONEOK, Inc.,
Gtd. Notes
4.550%	07/15/28	300	283,492
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.000%	03/15/27	3,800	3,727,779
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
7.500%	10/01/25	375	378,296
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	70	61,287
4.125%	08/15/31	45	38,363
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48	95	78,658

			6,757,845

Real Estate — 0.0%
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25	900	879,490
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28	610	549,227

			1,428,717

Real Estate Investment Trusts (REITs) — 0.0%
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.250%	06/01/25	700	689,224
5.300%	01/15/29	900	849,692

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24		200	$191,492

				1,730,408

Retail — 0.1%
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24		625	602,744
Marks & Spencer PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
4.250%	12/08/23	GBP	1,000	1,188,500
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25		900	866,901

				2,658,145

Savings & Loans — 0.1%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.766%(ff)	03/08/24(a)		3,500	3,482,547

Semiconductors — 0.0%
Broadcom, Inc.,
Gtd. Notes
4.300%	11/15/32		600	529,707
Gtd. Notes, 144A
2.450%	02/15/31(a)		600	472,374
2.600%	02/15/33		300	224,878
Marvell Technology, Inc.,
Gtd. Notes
1.650%	04/15/26(a)		900	796,241

				2,023,200

Software — 0.1%
Fidelity National Information Services, Inc.,
Gtd. Notes
0.750%	05/21/23	EUR	600	637,344
Oracle Corp.,
Sr. Unsec’d. Notes
2.300%	03/25/28		2,500	2,167,902
2.875%	03/25/31		300	248,890
3.950%	03/25/51		100	72,049
4.100%	03/25/61		700	488,786
VMware, Inc.,
Sr. Unsec’d. Notes
3.900%	08/21/27		100	93,322

				3,708,293

Telecommunications — 0.1%
Altice France SA (France),
Sr. Sec’d. Notes
4.125%	01/15/29	EUR	3,900	3,174,750
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series P
7.600%	09/15/39		650	442,951

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28		900	$935,950
8.750%	03/15/32		500	594,783

				5,148,434

Transportation — 0.1%
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes, 144A
5.875%	07/05/34		3,406	3,299,479

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.950%	03/10/25		2,800	2,695,695

TOTAL CORPORATE BONDS (cost $295,262,394)				241,246,633

FLOATING RATE AND OTHER LOANS — 0.1%
Media — 0.0%
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.100%
12.317%(c)	05/25/26^		73	67,638
Second Lien Term loan, 1 Month SOFR + 3.350%
7.567%(c)	08/24/26		1,269	153,315

				220,953

Oil & Gas — 0.0%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
12.941%(c)	11/01/25		101	106,303

Retail — 0.1%
EG Finco Ltd. (United Kingdom),
Facility B (Euro) Loan, 6 Month EURIBOR + 4.000%
6.752%(c)	02/07/25	EUR	859	830,805
Term B, SONIA + 5.027%
8.297%(c)	02/07/25	GBP	381	412,629
EG Group Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 6 Month EURIBOR + 7.000%
9.752%(c)	04/30/27	EUR	2,400	2,190,141

				3,433,575

Telecommunications — 0.0%
CenturyLink, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%
6.634%(c)	03/15/27		898	850,630
Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%
7.634%(c)	05/27/24		884	738,103

				1,588,733

TOTAL FLOATING RATE AND OTHER LOANS (cost $6,751,367)				5,349,564

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS — 0.0%
California — 0.0%
Golden State Tobacco Securitization Corp.,
Revenue Bonds, Series A
1.958%	06/01/25	800	$740,683

Ohio — 0.0%
American Municipal Power, Inc.,
Taxable, Revenue Bonds, BABs, Series B
8.084%	02/15/50	700	898,161

TOTAL MUNICIPAL BONDS (cost $1,910,931)			1,638,844

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.9%
Adjustable Rate Mortgage Trust,
Series 2005-05, Class 2A1
3.361%(cc)	09/25/35	26	21,454
Alternative Loan Trust,
Series 2005-21CB, Class A3
5.250%	06/25/35	4	2,913
Series 2005-56, Class 2A2, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 2.040% (Cap N/A, Floor 2.040%)
4.088%(c)	11/25/35	6	5,214
Series 2005-56, Class 2A3, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.500% (Cap N/A, Floor 1.500%)
3.548%(c)	11/25/35	6	5,100
Series 2005-62, Class 2A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.000% (Cap N/A, Floor 1.000%)
3.048%(c)	12/25/35	82	66,416
Series 2005-76, Class 2A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.000% (Cap N/A, Floor 1.000%)
3.048%(c)	02/25/36	7	6,021
Series 2005-81, Class A1, 1 Month LIBOR + 0.560% (Cap N/A, Floor 0.560%)
4.949%(c)	02/25/37	659	532,372
Series 2005-82, Class A1, 1 Month LIBOR + 0.540% (Cap N/A, Floor 0.540%)
4.929%(c)	02/25/36	1,464	1,141,442
Series 2005-J12, Class 2A1, 1 Month LIBOR + 0.540% (Cap 11.000%, Floor 0.540%)
4.929%(c)	08/25/35	1,172	638,241
Series 2006-02CB, Class A14
5.500%	03/25/36	17	7,550
Series 2006-40T1, Class 2A1
6.000%	12/25/36	1,061	313,722
Series 2006-OA11, Class A1B, 1 Month LIBOR + 0.380% (Cap N/A, Floor 0.380%)
4.769%(c)	09/25/46	25	23,098
Series 2006-OA19, Class A1, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
4.533%(c)	02/20/47	956	719,842
Series 2006-OA22, Class A1, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.320%)
4.709%(c)	02/25/47	52	44,116
Series 2007-04CB, Class 1A35
6.000%	04/25/37	620	524,016
Series 2007-16CB, Class 5A1
6.250%	08/25/37	18	9,705

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
American Home Mortgage Assets Trust,
Series 2007-01, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.700% (Cap N/A, Floor 0.700%)
2.748%(c)	02/25/47		1,192	$486,288
Angel Oak Mortgage Trust,
Series 2020-04, Class A1, 144A
1.469%(cc)	06/25/65		488	435,583
Avon Finance No. 2 PLC (United Kingdom),
Series 02A, Class A, 144A, SONIA + 0.900% (Cap N/A, Floor 0.000%)
4.331%(c)	09/20/48	GBP	1,193	1,409,224
Banc of America Funding Trust,
Series 2006-08T02, Class A10
5.753%(cc)	10/25/36		9	7,997
Series 2006-J, Class 4A1
4.273%(cc)	01/20/47		232	211,249
Banc of America Mortgage Trust,
Series 2005-E, Class 2A1
3.313%(cc)	06/25/35		7	6,195
Series 2005-H, Class 2A1
3.943%(cc)	09/25/35		6	4,766
Series 2005-H, Class 2A5
3.943%(cc)	09/25/35		67	56,847
Bancaja Fondo de Titulizacion de Activos (Spain),
Series 08, Class A, 3 Month EURIBOR + 0.110% (Cap N/A, Floor 0.000%)
1.653%(c)	10/25/37	EUR	97	103,280
BCAP LLC Trust,
Series 2011-RR04, Class 8A2, 144A
0.000%(cc)	02/26/36		281	113,750
Series 2011-RR05, Class 12A2, 144A
4.611%(cc)	03/26/37		672	904,561
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-05, Class 1A2
3.236%(cc)	08/25/33		2	1,584
Series 2003-09, Class 2A1
4.089%(cc)	02/25/34		15	13,561
Series 2004-02, Class 22A
3.559%(cc)	05/25/34		3	2,800
Series 2004-10, Class 13A1
3.810%(cc)	01/25/35		16	14,690
Series 2004-10, Class 22A1
4.960%(cc)	01/25/35		11	9,662
Series 2005-01, Class 2A1
3.372%(cc)	03/25/35		12	10,916
Bear Stearns ALT-A Trust,
Series 2005-07, Class 22A1
3.729%(cc)	09/25/35		74	45,361
Series 2005-09, Class 24A1
3.763%(cc)	11/25/35		42	33,606
Series 2005-10, Class 24A1
3.605%(cc)	01/25/36		60	55,346
Series 2006-02, Class 23A1
3.734%(cc)	03/25/36		93	71,037
Series 2006-04, Class 21A1
3.383%(cc)	08/25/36		84	55,245
Series 2006-05, Class 2A2
3.697%(cc)	08/25/36		141	74,303

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-06, Class 32A1
3.586%(cc)	11/25/36	214	$113,287
Series 2006-08, Class 3A1, 1 Month LIBOR + 0.320% (Cap 10.500%, Floor 0.320%)
4.709%(c)	02/25/34	26	22,943
Bear Stearns Mortgage Funding Trust,
Series 2006-AR05, Class 1A1, 1 Month LIBOR + 0.160% (Cap 10.500%, Floor 0.160%)
4.549%(c)	12/25/46	948	798,402
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R06, Class 1A1
3.523%(cc)	01/26/36	375	274,926
Series 2007-R06, Class 2A1
5.219%(cc)	12/26/46	286	227,461
Chase Mortgage Finance Trust,
Series 2007-A02, Class 7A1
3.718%(cc)	07/25/37	53	43,581
CIM Trust,
Series 2019-INV01, Class A2, 144A, 1 Month LIBOR + 1.000% (Cap 6.500%, Floor 1.000%)
5.016%(c)	02/25/49	208	200,414
Citigroup Mortgage Loan Trust,
Series 2004-HYB02, Class 2A
2.358%(cc)	03/25/34	11	10,554
Series 2005-11, Class A2A, 1 Year US Treasury Yield Curve Rate CMT + 2.400% (Cap 9.844%, Floor 2.400%)
5.410%(c)	10/25/35	167	153,661
Series 2021-INV02, Class A3A, 144A
2.500%(cc)	05/25/51	1,040	834,819
Series 2022-INV01, Class A3B, 144A
3.000%(cc)	11/27/51	2,186	1,825,034
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-NCM02, Class 1CB1
5.500%	08/25/34	12	10,952
Series 2005-10, Class 1A2A
3.410%(cc)	12/25/35	23	13,358
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-12, Class 11A1
3.680%(cc)	08/25/34	3	3,186
Series 2004-22, Class A3
3.792%(cc)	11/25/34	255	229,550
Series 2005-02, Class 1A1, 1 Month LIBOR + 0.640% (Cap 10.500%, Floor 0.640%)
5.029%(c)	03/25/35	199	159,163
Series 2005-HYB06, Class 5A1
2.964%(cc)	10/20/35	2	2,050
Series 2005-HYB09, Class 5A1, 12 Month LIBOR + 1.750% (Cap 11.000%, Floor 1.750%)
6.537%(c)	02/20/36	118	106,764
Series 2007-18, Class 1A1
6.000%	11/25/37	72	40,142
Credit Suisse Mortgage Trust,
Series 2010-18R, Class 4A4, 144A
2.746%(cc)	04/26/38	104	100,449
Series 2021-INV01, Class A3, 144A
2.500%(cc)	07/25/56	685	549,790

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-INV02, Class A3, 144A
3.000%(cc)	11/25/56		2,550	$2,125,134
Credit Suisse Mortgage-Backed Trust,
Series 2007-03, Class 1A6A
5.579%(cc)	04/25/37		157	44,225
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2007-AR02, Class A1, 1 Month LIBOR + 0.300% (Cap 10.500%, Floor 0.300%)
4.689%(c)	03/25/37		625	579,477
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB04, Class A1B1, 1 Month LIBOR + 0.100% (Cap 9.000%, Floor 0.100%)
4.489%(c)	10/25/36		3	2,718
Series 2006-AB04, Class A6A2
6.386%	10/25/36		24	20,913
EuroMASTR PLC (United Kingdom),
Series 2007-01V, Class A2, 3 Month GBP LIBOR + 0.200% (Cap N/A, Floor 0.000%)
3.996%(c)	06/15/40	GBP	601	668,118
Eurosail-UK PLC (United Kingdom),
Series 2007-03X, Class A3A, SONIA + 1.069% (Cap N/A, Floor 0.000%)
4.461%(c)	06/13/45	GBP	225	267,628
Series 2007-03X, Class A3C, SONIA + 1.069% (Cap N/A, Floor 0.000%)
4.461%(c)	06/13/45	GBP	75	89,194
Fannie Mae REMIC,
Series 2006-118, Class A2, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
3.644%(c)	12/25/36		15	14,922
Series 2015-87, Class BF, 1 Month LIBOR + 0.300% (Cap 6.000%, Floor 0.300%)
4.689%(c)	12/25/45		721	701,405
Fingal Securities RMBS DAC (Ireland),
Series 01, Class A, 3 Month EURIBOR + 1.000% (Cap N/A, Floor 0.000%)
2.578%(c)	07/28/55	EUR	1,028	1,097,394
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR01, Class 1A1
2.848%(cc)	05/25/37		107	46,408
Freddie Mac Reference REMIC,
Series R006, Class ZA
6.000%	04/15/36		42	43,183
Freddie Mac REMIC,
Series 4779, Class WF, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.000%)
3.206%(c)	07/15/44		353	348,091
Freddie Mac Strips,
Series 278, Class F1, 1 Month LIBOR + 0.450% (Cap 6.500%, Floor 0.450%)
4.768%(c)	09/15/42		168	164,839
Government National Mortgage Assoc.,
Series 2014-H01, Class FD, 1 Month LIBOR + 0.650% (Cap 11.000%, Floor 0.650%)
4.492%(c)	01/20/64		602	599,654
Series 2014-H14, Class DF, 1 Month LIBOR + 0.500% (Cap 11.000%, Floor 0.500%)
4.342%(c)	07/20/64		895	889,404

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-H30, Class FA, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
4.522%(c)	08/20/61		6	$5,487
Series 2016-H02, Class FH, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
4.842%(c)	01/20/66		1,289	1,271,039
Series 2017-121, Class PE
3.000%	07/20/46		15	14,684
Series 2017-133, Class EC
3.000%	05/20/47		9	8,808
Series 2017-H10, Class FB, 12 Month LIBOR + 0.750% (Cap 7.500%, Floor 0.750%)
1.968%(c)	04/20/67		3,798	3,758,997
Series 2018-H15, Class FG, 12 Month LIBOR + 0.150% (Cap 7.500%, Floor 0.150%)
3.858%(c)	08/20/68		735	713,585
Series 2022-H22, Class F, 30 Day Average SOFR + 0.900% (Cap N/A, Floor 0.900%)
4.726%(c)	10/20/72		1,203	1,182,891
Great Hall Mortgages No. 1 PLC (United Kingdom),
Series 2006-01, Class A2A, SONIA + 0.269% (Cap N/A, Floor 0.000%)
3.695%(c)	06/18/38	GBP	9	11,063
Series 2007-01, Class A2A, SONIA + 0.249% (Cap N/A, Floor 0.000%)
3.675%(c)	03/18/39	GBP	18	21,439
GreenPoint MTA Trust,
Series 2005-AR03, Class 1A1, 1 Month LIBOR + 0.480% (Cap 10.500%, Floor 0.480%)
4.869%(c)	08/25/45		627	471,401
GS Mortgage-Backed Securities Trust,
Series 2021-GR02, Class A2, 144A
2.500%(cc)	02/25/52		876	702,761
Series 2021-GR03, Class A2, 144A
2.500%(cc)	04/25/52		629	505,179
Series 2021-INV01, Class A2, 144A
2.500%(cc)	12/25/51		1,502	1,205,690
Series 2022-GR02, Class A2, 144A
3.000%(cc)	08/26/52		2,168	1,799,184
Series 2022-MM01, Class A2, 144A
2.500%(cc)	07/25/52		1,379	1,106,636
GSR Mortgage Loan Trust,
Series 2003-01, Class A2, 1 Year US Treasury Yield Curve Rate CMT + 1.750% (Cap N/A, Floor 1.750%)
2.880%(c)	03/25/33		1	927
Series 2005-AR01, Class 1A1
4.367%(cc)	01/25/35		3	2,989
Series 2005-AR02, Class 2A1
2.954%(cc)	04/25/35		54	48,667
Series 2005-AR03, Class 6A1
3.171%(cc)	05/25/35		76	62,828
Series 2006-AR01, Class 2A1
3.796%(cc)	01/25/36		31	29,907
HarborView Mortgage Loan Trust,
Series 2004-01, Class 2A
3.417%(cc)	04/19/34		26	23,298
Series 2005-04, Class 3A1
3.275%(cc)	07/19/35		13	9,688

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-09, Class 2A1A, 1 Month LIBOR + 0.680% (Cap 11.000%, Floor 0.680%)
5.033%(c)	06/20/35	839	$744,810
Series 2005-09, Class B1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
5.253%(c)	06/20/35	447	391,011
Series 2005-10, Class 2A1A, 1 Month LIBOR + 0.620% (Cap 11.000%, Floor 0.620%)
4.959%(c)	11/19/35	230	175,358
Homeward Opportunities Fund I Trust,
Series 2020-02, Class A1, 144A
1.657%(cc)	05/25/65	37	37,084
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR01, Class 2A1
3.701%(cc)	11/25/35	3	2,403
Series 2007-AR01, Class 1A2
3.014%(cc)	03/25/37	323	264,150
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR10, Class 1A1, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
5.229%(c)	05/25/34	272	238,488
Series 2005-AR12, Class 2A1A, 1 Month LIBOR + 0.480% (Cap 11.000%, Floor 0.480%)
4.869%(c)	07/25/35	1,292	1,185,575
Series 2005-AR18, Class 2A1A, 1 Month LIBOR + 0.620% (Cap 10.500%, Floor 0.620%)
5.009%(c)	10/25/36	789	402,424
Series 2006-AR12, Class A1, 1 Month LIBOR + 0.380% (Cap N/A, Floor 0.380%)
4.769%(c)	09/25/46	124	106,917
JPMorgan Mortgage Trust,
Series 2003-A02, Class 3A1
3.062%(cc)	11/25/33	2	1,974
Series 2005-A02, Class 7CB1
3.416%(cc)	04/25/35	1	1,373
Series 2005-A06, Class 2A1
4.236%(cc)	08/25/35	7	5,930
Series 2005-ALT01, Class 3A1
3.548%(cc)	10/25/35	30	23,623
Series 2006-A01, Class 3A2
3.478%(cc)	02/25/36	12	8,792
Series 2006-A07, Class 2A2
3.848%(cc)	01/25/37	356	274,193
Series 2007-A01, Class 1A1
4.188%(cc)	07/25/35	4	3,825
Series 2007-S03, Class 1A90
7.000%	08/25/37	148	80,689
Series 2021-INV04, Class A2, 144A
3.000%(cc)	01/25/52	4,041	3,368,416
Series 2021-INV05, Class A2, 144A
3.000%(cc)	12/25/51	1,751	1,459,519
Series 2021-INV08, Class A2, 144A
3.000%(cc)	05/25/52	5,993	4,994,780
Series 2022-INV01, Class A3, 144A
3.000%(cc)	03/25/52	3,505	2,921,318

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Lehman XS Trust,
Series 2007-12N, Class 2A1, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)
4.749%(c)	07/25/37		711	$633,142
Ludgate Funding PLC (United Kingdom),
Series 2007-01, Class A2B, 3 Month EURIBOR + 0.160% (Cap N/A, Floor 0.000%)
1.320%(c)	01/01/61	EUR	2,075	2,068,188
Mansard Mortgages PLC (United Kingdom),
Series 2007-02X, Class A1, SONIA + 0.769% (Cap N/A, Floor 0.000%)
4.172%(c)	12/15/49	GBP	849	973,899
MASTR Adjustable Rate Mortgages Trust,
Series 2003-06, Class 2A1
2.925%(cc)	12/25/33		12	10,453
Merrill Lynch Mortgage Investors Trust,
Series 2003-A02, Class 1A1
3.418%(cc)	02/25/33		15	13,391
Series 2005-A08, Class M1, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.690%)
5.079%(c)	08/25/36		2,400	2,242,197
Morgan Stanley Mortgage Loan Trust,
Series 2006-08AR, Class 5A4
4.386%(cc)	06/25/36		29	27,195
New Residential Mortgage Loan Trust,
Series 2018-03A, Class A1, 144A
4.500%(cc)	05/25/58		156	146,434
Series 2019-RPL03, Class A1, 144A
2.750%(cc)	07/25/59		3,449	3,204,310
Series 2020-RPL01, Class A1, 144A
2.750%(cc)	11/25/59		1,297	1,182,114
Series 2021-INV01, Class A2, 144A
2.500%(cc)	06/25/51		1,974	1,577,309
Newgate Funding PLC (United Kingdom),
Series 2006-01, Class MB, 3 Month EURIBOR + 0.230% (Cap N/A, Floor 0.000%)
2.214%(c)	12/01/50	EUR	359	350,832
Series 2007-01X, Class A3, 3 Month GBP LIBOR + 0.160% (Cap N/A, Floor 0.000%)
3.839%(c)	12/01/50	GBP	2,087	2,349,148
Series 2007-03X, Class A2B, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.000%)
2.646%(c)	12/15/50	EUR	1,278	1,298,345
Series 2007-03X, Class A3, 3 Month GBP LIBOR + 1.000% (Cap N/A, Floor 0.000%)
4.796%(c)	12/15/50	GBP	655	736,935
Series 2007-03X, Class BA, 3 Month GBP LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.046%(c)	12/15/50	GBP	164	180,456
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
5.039%(c)	06/25/57		59	55,113
Reperforming Loan REMIC Trust,
Series 2004-R02, Class 1AF2, 144A, 1 Month LIBOR + 0.420% (Cap 8.500%, Floor 0.420%)
4.540%(c)	11/25/34		471	443,506

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-R01, Class AF1, 144A, 1 Month LIBOR + 0.340% (Cap 9.500%, Floor 0.340%)
4.729%(c)	01/25/36		555	$525,640
Residential Accredit Loans Trust,
Series 2005-QS13, Class 2A3
5.750%	09/25/35		38	31,617
Series 2006-QO06, Class A1, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)
4.749%(c)	06/25/46		463	105,259
Series 2006-QS06, Class 1A1
6.000%	06/25/36		385	309,194
Series 2007-QH08, Class A
2.644%(cc)	10/25/37		304	263,476
Series 2007-QO02, Class A1, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
4.539%(c)	02/25/47		1,164	421,802
Series 2007-QS03, Class A3
6.250%	02/25/37		1,456	1,124,975
Residential Asset Securitization Trust,
Series 2005-A04, Class A1, 1 Month LIBOR + 0.450% (Cap 5.500%, Floor 0.450%)
4.839%(c)	04/25/35		155	86,052
Residential Mortgage Securities PLC (United Kingdom),
Series 32A, Class A, 144A, SONIA + 1.250% (Cap N/A, Floor 0.000%)
4.681%(c)	06/20/70	GBP	1,973	2,372,910
RESIMAC Bastille Trust (Australia),
Series 2018-01NCA, Class A1, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
5.022%(c)	12/05/59		35	34,881
Series 2019-01NCA, Class A1, 144A, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.000%)
5.102%(c)	09/05/57		253	251,574
Resloc UK PLC (United Kingdom),
Series 2007-01X, Class A3B, SONIA + 0.279% (Cap N/A, Floor 0.000%)
3.682%(c)	12/15/43	GBP	896	1,021,919
Series 2007-01X, Class M1B, SONIA + 0.339% (Cap N/A, Floor 0.000%)
3.742%(c)	12/15/43	GBP	434	486,486
RFMSI Trust,
Series 2005-SA04, Class 1A21
3.910%(cc)	09/25/35		140	86,440
Series 2006-SA01, Class 2A1
5.289%(cc)	02/25/36		20	16,828
Ripon Mortgages PLC (United Kingdom),
Series 1RA, Class A, 144A, SONIA + 0.700% (Cap N/A, Floor 0.000%)
2.875%(c)	08/28/56	GBP	5,253	6,252,432
RMAC Securities No. 1 PLC (United Kingdom),
Series 2006-NS03X, Class A2A, SONIA + 0.269% (Cap N/A, Floor 0.000%)
3.656%(c)	06/12/44	GBP	1,355	1,548,201
Sequoia Mortgage Trust,
Series 2007-03, Class 1A1, 1 Month LIBOR + 0.400% (Cap 11.500%, Floor 0.400%)
4.753%(c)	07/20/36		30	25,229
Stratton Mortgage Funding (United Kingdom),
Series 2021-02A, Class A, 144A, SONIA + 0.900% (Cap N/A, Floor 0.000%)
3.826%(c)	07/20/60	GBP	2,589	3,103,504

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A1
3.780%(cc)	02/25/34		32	$29,953
Series 2005-18, Class 6A1
3.838%(cc)	09/25/35		65	56,780
Structured Asset Mortgage Investments II Trust,
Series 2004-AR05, Class 1A1, 1 Month LIBOR + 0.660% (Cap 11.000%, Floor 0.660%)
4.999%(c)	10/19/34		2	2,239
Series 2005-AR05, Class A2, 1 Month LIBOR + 0.500% (Cap 11.000%, Floor 0.500%)
4.839%(c)	07/19/35		32	29,999
Series 2006-AR03, Class 12A1, 1 Month LIBOR + 0.440% (Cap 10.500%, Floor 0.440%)
4.829%(c)	05/25/36		68	51,280
Series 2006-AR07, Class A1BG, 1 Month LIBOR + 0.120% (Cap 10.500%, Floor 0.120%)
4.509%(c)	08/25/36		894	747,092
Series 2007-AR04, Class A3, 1 Month LIBOR + 0.220% (Cap 11.500%, Floor 0.220%)
4.609%(c)	09/25/47		210	168,958
Structured Asset Securities Corp.,
Series 2006-RF01, Class 1A, 144A, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.280%)
4.669%(c)	01/25/36		353	336,771
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-RF04, Class 1A1, 144A, 1 Month LIBOR + 0.290% (Cap N/A, Floor 0.290%)
4.679%(c)	10/25/36		732	638,294
TBW Mortgage-Backed Trust,
Series 2006-04, Class A6
6.470%	09/25/36		284	9,398
Thornburg Mortgage Securities Trust,
Series 2007-03, Class 2A1, 12 Month LIBOR + 1.250% (Cap 10.500%, Floor 1.250%)
6.666%(c)	06/25/47		27	25,269
Towd Point Mortgage Funding (United Kingdom),
Series 2019-A13A, Class A1, 144A, SONIA + 0.900% (Cap N/A, Floor 0.000%)
3.826%(c)	07/20/45	GBP	5,038	6,004,347
Series 2019-V2A, Class A, 144A, SONIA + 1.200% (Cap N/A, Floor 0.000%)
4.471%(c)	02/20/54	GBP	1,002	1,208,024
Towd Point Mortgage Funding PLC (United Kingdom),
Series 2019-GR4A, Class A1, 144A, SONIA + 1.144% (Cap N/A, Floor 0.000%)
4.071%(c)	10/20/51	GBP	2,517	3,031,012
Towd Point Mortgage Trust,
Series 2019-04, Class A1, 144A
2.900%(cc)	10/25/59		4,844	4,497,593
Series 2019-HY02, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.389%(c)	05/25/58		1,368	1,354,894
Series 2020-01, Class A1, 144A
2.710%(cc)	01/25/60		1,143	1,047,182
Series 2020-02, Class A1A, 144A
1.636%(cc)	04/25/60		1,327	1,167,521

Interest Rate	Maturity Date	Principal Amount (000)#			Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
UWM Mortgage Trust,
Series 2021-INV04, Class A3, 144A
2.500%(cc)	12/25/51		1,754		$1,399,394
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2002-AR17, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200% (Cap N/A, Floor 1.200%)
3.248%(c)	11/25/42		—	(r)	392
Series 2005-02, Class 1A3, 1 Month LIBOR + 0.450% (Cap 5.500%, Floor 0.450%)
4.839%(c)	04/25/35		297		242,435
Series 2005-AR10, Class 3A1
2.810%(cc)	08/25/35		1		817
Series 2005-AR14, Class 1A2
3.889%(cc)	12/25/35		1,540		1,423,552
Series 2005-AR16, Class 1A3
3.836%(cc)	12/25/35		164		147,200
Series 2006-01, Class 2CB2
7.000%	02/25/36		850		631,358
Series 2006-AR02, Class 2A1
3.222%(cc)	03/25/36		99		86,072
Series 2006-AR05, Class 3A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.940% (Cap N/A, Floor 0.940%)
2.988%(c)	07/25/46		25		15,460
Series 2006-AR05, Class A12A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.980% (Cap N/A, Floor 0.980%)
3.028%(c)	06/25/46		15		13,939
Series 2006-AR07, Class 3A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.048% (Cap N/A, Floor 1.500%)
3.096%(c)	07/25/46		133		107,422
Series 2006-AR10, Class 1A2
3.738%(cc)	09/25/36		20		17,989
Series 2006-AR13, Class 2A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.500% (Cap N/A, Floor 1.500%)
3.548%(c)	10/25/46		9		7,873
Series 2006-AR14, Class 1A3
3.329%(cc)	11/25/36		1,491		1,253,471
Series 2006-AR15, Class 2A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.500% (Cap N/A, Floor 1.500%)
3.548%(c)	11/25/46		41		35,521
Series 2006-AR19, Class 1A1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.730% (Cap N/A, Floor 0.730%)
2.778%(c)	01/25/47		48		42,853
Series 2007-OA03, Class 2A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.750% (Cap N/A, Floor 0.750%)
2.798%(c)	02/25/47		276		232,607

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $128,662,074)					112,888,413

SOVEREIGN BONDS — 3.5%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.500%(cc)	07/09/30		6,930		1,874,565
3.500%(cc)	07/09/41		8,170		2,312,110
Australia Government Bond (Australia),
Bonds, Series 155
2.500%	05/21/30	AUD	1,700		1,052,291

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Bonds, Series 158
1.250%	05/21/32	AUD	400	$213,509
Bonds, Series 163
1.000%	11/21/31	AUD	1,700	898,073
Sr. Unsec’d. Notes, Series 140
4.500%	04/21/33	AUD	1,700	1,200,375
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	350	137,374
Sr. Unsec’d. Notes, Series 25CI
3.000%	09/20/25	AUD	3,120	3,087,388
Sr. Unsec’d. Notes, Series 27CI
0.750%	11/21/27	AUD	7,800	5,993,949
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.220%	04/26/35	EUR	400	412,402
Canadian Government Bond (Canada),
Bonds
2.000%	12/01/51	CAD	800	449,371
Canadian Government Real Return Bond (Canada),
Bonds, Series CPI
4.250%	12/01/26	CAD	2,101	1,709,802
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
2.750%	01/31/27(a)		1,500	1,376,062
3.500%	01/31/34		400	342,042
4.000%	01/31/52(a)		1,200	930,169
China Government Bond (China),
Bonds, Series INBK
3.530%	10/18/51	CNH	13,900	2,110,919
3.720%	04/12/51	CNH	4,500	705,804
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
5.625%	02/26/44		1,800	1,319,400
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds, Series I/L
0.100%	04/15/23	EUR	999	1,060,389
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
6.400%	06/05/49		2,000	1,610,375
Sr. Unsec’d. Notes, 144A
5.300%	01/21/41		200	153,913
5.500%	02/22/29		5,100	4,670,644
5.875%	01/30/60		1,000	730,812
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A
1.500%(cc)	07/31/40		748	302,847
2.500%(cc)	07/31/35		1,781	814,676
5.500%(cc)	07/31/30		416	264,628
6.608%(s)	07/31/30		223	86,392
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, EMTN
5.625%	04/16/30	EUR	2,700	1,987,023
Sr. Unsec’d. Notes, MTN
7.500%	01/31/27(a)		2,000	1,790,000
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes
6.375%	01/18/27		1,300	562,900

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
French Republic Government Bond OAT (France),
Bonds
0.750%	05/25/52	EUR	9,500	$5,331,230
Bonds, 144A
0.500%	05/25/72	EUR	800	313,389
Bonds, Series OATe
0.250%	07/25/24	EUR	6,858	7,393,792
Bonds, Series OATe, 144A
0.100%	03/01/26	EUR	6,894	7,312,302
0.100%	07/25/31	EUR	1,036	1,061,068
0.100%	07/25/38	EUR	2,599	2,490,792
Unsec’d. Notes, 144A
1.500%	05/25/50	EUR	500	359,164
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes
7.625%	05/16/29(d)		2,800	1,008,000
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes
4.500%	05/03/26		200	191,663
4.875%	02/13/28(a)		400	383,700
6.125%	06/01/50		500	468,688
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	330	353,340
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.250%	06/16/29		2,800	2,662,275
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, EMTN
4.750%	07/18/47		700	634,452
Israel Government Bond (Israel),
Bonds, Series 0327
2.000%	03/31/27	ILS	5,400	1,434,433
Italy Buoni Poliennali Del Tesoro (Italy),
Sr. Unsec’d. Notes, Series CPI, 144A
0.400%	05/15/30	EUR	1,400	1,312,047
2.350%	09/15/24	EUR	9,450	10,417,285
Sr. Unsec’d. Notes, Series ICPI, 144A
1.400%	05/26/25	EUR	21,901	23,132,019
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
4.875%	01/30/32	EUR	1,400	1,179,515
5.250%	03/22/30	EUR	400	360,688
Sr. Unsec’d. Notes, 144A
4.875%	01/30/32	EUR	1,500	1,263,767
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, 144A, MTN
6.500%	07/21/45		1,400	1,449,700
Sr. Unsec’d. Notes, EMTN
2.375%	11/09/28	EUR	1,500	1,442,900
KSA Sukuk Ltd. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
5.268%	10/25/28		700	728,280
Malaysia Government Bond (Malaysia),
Bonds
3.480%	03/15/23	MYR	17,800	4,044,055

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Malaysia Government Investment Issue (Malaysia),
Bonds, Series 0719
3.151%	05/15/23	MYR	400	$90,820
Mexican Bonos (Mexico),
Bonds, Series M
7.750%	05/29/31	MXN	108	509,952
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.750%	04/19/71		200	124,600
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/2110(a)		4,700	3,953,287
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes
4.000%	12/15/50		1,600	1,085,800
New Zealand Government Bond (New Zealand),
Bonds, Series 0531
1.500%	05/15/31	NZD	1,300	656,747
New Zealand Government Inflation Linked Bond (New Zealand),
Bonds, Series 0925
2.000%	09/20/25	NZD	3,900	3,051,830
Bonds, Series 0935
2.500%	09/20/35	NZD	1,700	1,308,763
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
7.625%	11/21/25		1,100	1,007,875
7.875%	02/16/32		1,000	750,000
8.747%	01/21/31		1,000	816,250
Sr. Unsec’d. Notes, EMTN
6.500%	11/28/27		1,300	1,044,875
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
7.000%	01/25/51		1,400	1,346,450
Sr. Unsec’d. Notes, 144A
7.000%	01/25/51		1,000	961,750
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	04/01/56		2,800	2,053,275
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes
4.950%	04/28/31		1,400	1,351,262
5.400%	03/30/50		1,100	944,487
Peru Government Bond (Peru),
Sr. Unsec’d. Notes
6.150%	08/12/32	PEN	1,600	370,407
Peruvian Government International Bond (Peru),
Bonds
8.200%	08/12/26	PEN	4,100	1,129,383
Sr. Unsec’d. Notes
2.780%	12/01/60		300	175,463
3.000%	01/15/34(a)		3,100	2,440,862
5.940%	02/12/29	PEN	8,300	2,002,040
5.940%	02/12/29	PEN	4,900	1,181,968
Sr. Unsec’d. Notes, 144A
5.940%	02/12/29	PEN	4,500	1,085,480
6.150%	08/12/32	PEN	1,900	439,858
6.350%	08/12/28	PEN	3,900	975,706

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
3.700%	03/01/41		1,300	$1,059,643
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
3.875%	04/23/23		300	298,950
Republic of Azerbaijan International Bond (Azerbaijan),
Sr. Unsec’d. Notes
4.750%	03/18/24		886	873,984
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	1,300	1,573,914
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
3.750%	07/24/26	EUR	1,000	1,013,449
4.850%	09/27/27(a)		900	851,512
5.750%	09/30/49		2,000	1,465,000
5.875%	09/16/25(a)		600	599,738
5.875%	04/20/32		700	629,125
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A
2.000%	04/14/33	EUR	100	68,362
Sr. Unsec’d. Notes, EMTN
2.000%	01/28/32	EUR	500	356,025
2.124%	07/16/31	EUR	4,400	3,236,051
Unsec’d. Notes, 144A
2.625%	12/02/40	EUR	300	178,390
Unsec’d. Notes, 144A, MTN
1.375%	12/02/29	EUR	720	558,438
1.750%	07/13/30	EUR	800	593,457
2.875%	04/13/42	EUR	1,100	657,509
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
2.650%	05/27/36(d)	EUR	1,100	294,374
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
4.500%	10/26/46		3,600	3,173,175
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes, 144A
1.650%	03/03/33	EUR	1,000	647,488
3.125%	05/15/27	EUR	600	550,867
Sr. Unsec’d. Notes, 144A, MTN
1.000%	09/23/28	EUR	2,700	2,062,371
Spain Government Bond (Spain),
Sr. Unsec’d. Notes, 144A
1.450%	10/31/71	EUR	1,000	483,437
3.450%	07/30/66	EUR	3,400	3,192,050
Spain Government International Bond (Spain),
Sr. Unsec’d. Notes, EMTN
5.250%	04/06/29	GBP	200	246,581
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
0.750%	07/16/25		3,400	3,062,829
Tunisian Republic (Tunisia),
Sr. Unsec’d. Notes
5.625%	02/17/24	EUR	200	167,967

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#			Value

SOVEREIGN BONDS (continued)
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.750%	05/11/47		1,900		$1,288,794
6.000%	01/14/41		2,300		1,661,750
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
4.375%	01/27/32(d)	EUR	1,000		188,667
7.375%	09/25/34(d)		1,600		296,300
7.750%	09/01/25(d)		6,100		1,367,925
United Kingdom Gilt (United Kingdom),
Bonds
0.625%	10/22/50	GBP	2,800		1,511,565
1.250%	07/31/51	GBP	3,100		2,025,881
1.750%	01/22/49	GBP	1,200		928,894
Unsec’d. Notes
1.500%	07/31/53	GBP	1,000		691,548
United Kingdom Inflation-Linked Gilt (United Kingdom),
Bonds
0.125%	08/10/41	GBP	1,526		1,733,382
Bonds, Series 3MO
0.125%	03/22/24	GBP	6,612		8,112,534
1.250%	11/22/27	GBP	5,350		6,840,087
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
5.100%	06/18/50		1,900		1,873,400
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
8.250%	10/13/24(d)		800		56,000

TOTAL SOVEREIGN BONDS (cost $263,355,164)					204,219,351

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.1%
Federal Home Loan Mortgage Corp.
2.000%	03/01/52		390		317,899
2.000%	03/01/52		679		553,567
2.500%	02/01/51		715		607,072
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.625% (Cap 10.125%, Floor 1.625%)
2.000%(c)	03/01/35		—	(r)	163
Federal National Mortgage Assoc.
2.000%	02/01/52		286		232,938
2.000%	02/01/52		575		468,732
2.000%	03/01/52		194		158,370
2.000%	03/01/52		782		636,615
2.000%	03/01/52		1,251		1,019,718
2.500%	TBA		1,700		1,439,074
3.000%	TBA		32,550		28,578,713
3.000%	10/01/49		1,868		1,653,544
3.000%	05/01/51		80		70,486
3.500%	TBA		9,200		8,360,338
3.500%	10/01/34		203		194,963
3.500%	05/01/49		280		259,246
3.500%	02/01/50		475		436,373
3.500%	01/01/59		1,055		967,643
4.000%	TBA		36,950		34,646,535
4.500%	TBA		37,200		35,794,481
6.000%	TBA		4,900		4,967,328

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
Federal National Mortgage Assoc., Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200% (Cap 10.579%, Floor 1.200%)
2.889%(c)	11/01/42	9	$8,439
Federal National Mortgage Assoc., Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200% (Cap 8.499%, Floor 1.200%)
2.889%(c)	03/01/44	13	12,489

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $123,031,998)			121,384,726

U.S. TREASURY OBLIGATIONS — 11.6%
U.S. Treasury Bonds
1.625%	11/15/50(h)	900	538,734
1.750%	08/15/41	2,737	1,876,128
1.875%	02/15/41(h)(kk)	7,900	5,589,250
2.000%	11/15/41	3,010	2,153,091
2.250%	05/15/41(k)	27,115	20,387,091
2.375%	02/15/42(h)	20,505	15,667,101
2.875%	05/15/52(h)	400	322,125
3.375%	08/15/42	2,930	2,620,061
4.000%	11/15/52	200	201,094
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	07/15/24	30,122	29,162,407
0.125%	10/15/24	3,833	3,692,812
0.125%	04/15/25	27,574	26,266,491
0.125%	10/15/25(k)	21,822	20,730,228
0.125%	04/15/26	17,773	16,699,573
0.125%	07/15/26	6,770	6,376,056
0.125%	10/15/26	12,324	11,552,599
0.125%	04/15/27	5,277	4,914,906
0.125%	01/15/30	8,629	7,748,375
0.125%	07/15/30(h)	12,902	11,543,199
0.125%	01/15/31	17,848	15,827,613
0.125%	07/15/31(k)	19,314	17,038,190
0.125%	01/15/32(h)	15,374	13,447,323
0.125%	02/15/51(h)	4,693	3,021,115
0.125%	02/15/52(h)(kk)	4,282	2,760,931
0.250%	01/15/25(h)(k)(kk)	2,265	2,172,331
0.250%	07/15/29	20,505	18,761,805
0.250%	02/15/50(h)	7,372	4,970,436
0.375%	07/15/23	5,075	5,013,232
0.375%	07/15/25(h)(k)	11,754	11,287,478
0.375%	01/15/27	12,991	12,241,359
0.375%	07/15/27	8,357	7,875,553
0.500%	04/15/24	12,525	12,182,051
0.500%	01/15/28(h)(k)	54,496	51,243,217
0.625%	04/15/23(h)(k)	3,491	3,455,328
0.625%	01/15/24(h)	7,280	7,125,996
0.625%	01/15/26	15,427	14,801,381
0.625%	07/15/32	12,103	11,082,028
0.625%	02/15/43	8,011	6,446,204
0.750%	07/15/28	9,070	8,637,761
0.750%	02/15/42	9,957	8,327,010
0.750%	02/15/45	10,074	8,131,262
0.875%	01/15/29	32,651	31,086,874
0.875%	02/15/47(h)(kk)	4,691	3,841,285
1.000%	02/15/46	10,439	8,856,163
1.375%	02/15/44	10,294	9,517,054
1.625%	10/15/27(h)	11,972	11,951,811

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. TREASURY OBLIGATIONS(continued)
2.000%	01/15/26(h)(k)		6,859	$6,847,989
2.125%	02/15/40		8,645	9,135,794
2.125%	02/15/41		5,457	5,756,594
2.500%	01/15/29(k)		15,131	15,756,462
3.375%	04/15/32(h)(kk)		1,021	1,164,819
3.875%	04/15/29(k)		8,683	9,744,617
U.S. Treasury Notes
0.750%	01/31/28		37,000	31,470,234
1.125%	02/28/27		101,500	90,239,845
U.S. Treasury Strips Coupon
1.185%(s)	08/15/40		3,795	1,801,736
2.049%(s)	02/15/39		505	256,761
2.056%(s)	11/15/38		525	269,944
2.387%(s)	05/15/43		1,995	827,068
2.392%(s)	11/15/43		972	396,470
2.419%(s)	05/15/44		3,460	1,378,864
2.421%(s)	11/15/40		375	175,723

TOTAL U.S. TREASURY OBLIGATIONS (cost $723,218,997)				674,367,032

TOTAL LONG-TERM INVESTMENTS (cost $5,315,900,467)				5,158,681,693

		Shares

SHORT-TERM INVESTMENTS — 25.9%

AFFILIATED MUTUAL FUNDS — 15.1%
PGIM Core Ultra Short Bond Fund(wd)			621,319,723	621,319,723
PGIM Institutional Money Market Fund (cost $260,435,516; includes $259,424,299 of cash collateral for securities on loan)(b)(wd)			260,605,786	260,475,483

TOTAL AFFILIATED MUTUAL FUNDS (cost $881,755,239)				881,795,206

Interest Rate	Maturity Date	Principal Amount (000)#

COMMERCIAL PAPER(n) — 0.2%
Bank Nova Scotia (The)
4.113%	01/27/23	CAD	3,900	2,870,100
4.310%	01/31/23	CAD	2,500	1,838,848
Canadian Imperial Bank of Commerce
4.291%	02/01/23	CAD	1,800	1,323,971
Royal Bank of Canada
4.491%	01/31/23	CAD	4,500	3,309,261

TOTAL COMMERCIAL PAPER (cost $9,283,786)				9,342,180

FOREIGN TREASURY OBLIGATIONS(n) — 0.4%
Bank of Israel Bills - Makam, Series 0223
1.440%	02/08/23	ILS	30,769	8,711,362
Bank of Israel Bills - Makam, Series 0313
1.171%	03/02/23	ILS	5,100	1,441,017
Bank of Israel Bills - Makam, Series 0413
0.866%	04/05/23	ILS	12,400	3,491,656
Bank of Israel Bills - Makam, Series 0513
0.882%	05/03/23	ILS	8,200	2,302,700

Interest Rate	Maturity Date	Principal Amount (000)#		Value

FOREIGN TREASURY OBLIGATIONS(n) (continued)
National Bank of Hungary Bills, Series 15D
18.000%	01/03/23	HUF	1,045,000	$2,801,627
National Bank of Hungary Bills, Series 27D
18.000%	01/03/23	HUF	913,000	2,438,681

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $21,724,571)				21,187,043

REPURCHASE AGREEMENTS — 5.2%
BOS 4.310%, dated 12/30/22, due 01/04/23 in the amount of $89,753,695, collateralized by a U.S. Treasury Obligation (coupon rate 2.375%, maturity date 05/15/51) with the aggregate value, including accrued interest, of $91,601,923)			89,700	89,700,000
GS 4.330%, dated 12/30/22, due 01/03/23 in the amount of $15,107,265, collateralized by a U.S. Government Agency Obligation (coupon rate 4.000%, maturity date 09/01/52) with the aggregate value, including accrued interest, of $15,503,883)			15,100	15,100,000
JPS 4.350%, dated 12/29/22, due 01/03/23 in the amount of $95,157,456, collateralized by a U.S. Treasury Obligation (coupon rate 2.000%, maturity date 02/15/50) with the aggregate value, including accrued interest, of $90,940,227)			95,100	95,100,000
JPS 4.310%, dated 12/30/22, due 01/04/23 in the amount of $104,962,794, collateralized by a U.S. Treasury Obligation (coupon rate 2.000%, maturity date 02/15/50) with the aggregate value, including accrued interest, of $100,281,070)			104,900	104,900,000
TDM 4.320%, dated 12/30/22, due 01/03/23 in the amount of $2,000,960, collateralized by a U.S. Treasury Obligation (coupon rate 1.750%, maturity date 08/15/41) with the aggregate value, including accrued interest, of $2,052,459)			2,000	2,000,000

TOTAL REPURCHASE AGREEMENTS (cost $306,757,044)				306,800,000

Interest Rate	Maturity Date

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.2%
Federal Home Loan Bank, SOFR + 0.020% (Cap N/A, Floor 0.000%)
4.320%(c)	01/06/23		6,500	6,499,921
4.320%(c)	01/10/23		6,600	6,599,777

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $13,100,000)				13,099,698

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS(n) — 3.7%
U.S. Treasury Bills
4.023%	02/02/23(h)	219	$218,310
4.112%	03/02/23(h)(kk)	4,908	4,874,179
4.157%	02/16/23(kk)	71	70,647
4.195%	03/16/23(h)(k)	44,070	43,696,137
4.248%	03/23/23(h)(kk)	2,015	1,996,326
4.489%	04/27/23(k)	168,000	165,659,961

TOTAL U.S. TREASURY OBLIGATIONS (cost $216,474,570)			216,515,560

		Shares

UNAFFILIATED FUND — 0.3%
Dreyfus Government Cash Management (Institutional Shares)		20,141,828	20,141,828

(cost $20,141,828)
OPTIONS PURCHASED*~ — 0.8% (cost $69,300,737)			44,481,432

TOTAL SHORT-TERM INVESTMENTS (cost $1,538,537,775)			1,513,362,947

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—114.3% (cost $6,854,438,242)			6,672,044,640

OPTIONS WRITTEN*~ — (0.1)% (premiums received $2,927,835)			(4,906,225)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—114.2% (cost $6,851,510,407)			6,667,138,415
Liabilities in excess of other assets(z) — (14.2)%			(830,946,803)

NET ASSETS — 100.0%			$5,836,191,612

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $317,465 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $253,415,316; cash collateral of $259,424,299 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $812,750. The aggregate value of $210,925 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(kk)	Represents security, or a portion thereof, segregated as collateral for TBA securities.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	2.000%	TBA	01/12/23	(41,460)	$(33,726,062)
Federal National Mortgage Assoc.	2.000%	TBA	01/17/23	(12,100)	(10,759,675)
Federal National Mortgage Assoc.	2.000%	TBA	02/13/23	(33,140)	(26,986,553)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $71,603,994)					$(71,472,290)

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

MSCI EAFE ETF Index (FLEX)	Call	01/07/27	$78.00	18,100	1,810	$14,158,079
Russell 2000 Index (FLEX)	Call	01/07/27	$2,175.00	80	8	1,932,782
S&P 500 Index (FLEX)	Call	01/07/27	$4,700.00	240	24	11,445,219
S&P 500 Index (FLEX)	Call	11/30/27	$4,650.00	240	24	14,242,447
Brent Crude Oil Futures	Put	01/26/23	$65.00	24	24	2,640

Total Exchange Traded (cost $67,696,793)						$41,781,167

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

France Government OAT Bond	Put	BNP	05/23/25	97.00	—	EUR	1,600	$658,693

(cost $121,129)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

2-Year Interest Rate Swap, 01/27/25	Call	JPM	01/25/23	1.71%	1.71%(A)	1 Day SOFR(A)/ 4.300%	33,500	$—
2-Year Interest Rate Swap, 02/02/25	Call	MSCS	01/31/23	1.43%	1.43%(A)	1 Day SOFR(A)/ 4.300%	17,600	—
2-Year Interest Rate Swap, 02/06/25	Call	BARC	02/02/23	1.41%	1.41%(A)	1 Day SOFR(A)/ 4.300%	17,800	—
2-Year Interest Rate Swap, 02/27/25	Call	CITI	02/23/23	1.72%	1.72%(A)	1 Day SOFR(A)/ 4.300%	31,400	51
5-Year Interest Rate Swap, 04/28/28	Call	GSB	04/26/23	2.20%	2.20%(A)	1 Day SOFR(A)/ 4.300%	8,300	6,739
5-Year Interest Rate Swap, 06/02/28	Call	MSCS	05/31/23	2.20%	2.20%(A)	1 Day SOFR(A)/ 4.300%	23,400	33,572
10-Year Interest Rate Swap, 01/16/34	Put	BOA	01/11/24	2.18%	1 Day SOFR(A)/4.300%	2.18%(A)	3,000	316,924
30-Year Interest Rate Swap, 11/21/53	Put	DB	11/17/23	2.24%	3 Month LIBOR(Q)/ 4.767%	2.24%(S)	7,600	1,684,286

Total OTC Swaptions (cost $1,482,815)								$2,041,572

Total Options Purchased (cost $69,300,737)								$44,481,432

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

3 Month SOFR Futures	Call	12/15/23	$98.00	12		30	$(1,500)
10 Year Euro-Bund Futures	Call	01/27/23	146.00	7	EUR	7	(75)
10-Year Euro-Bund Futures	Call	01/27/23	146.00	5	EUR	5	(54)
Brent Crude Oil Futures	Call	01/26/23	$90.00	27		27	(54,540)
Brent Crude Oil Futures	Call	01/26/23	$95.00	3		3	(2,580)
Gold Futures	Call	07/26/23	$1,830.00	15		2	(171,450)
WTI Crude Oil Futures	Call	01/17/23	$88.00	1		1	(490)
WTI Crude Oil Futures	Call	01/17/23	$90.00	1		1	(300)
3 Month SOFR Futures	Put	12/15/23	$96.50	12		30	(35,925)
10 Year Euro-Bund Futures	Put	01/27/23	138.50	7	EUR	7	(42,786)
10-Year Euro-Bund Futures	Put	01/27/23	138.50	5	EUR	5	(30,561)
Natural Gas Futures	Put	01/26/23	$4.50	3		30	(13,131)
Natural Gas Futures	Put	02/23/23	$4.00	5		50	(22,910)

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Options Written (continued):

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Natural Gas Futures	Put	02/23/23	$4.50	9	90	$(68,931)
WTI Crude Oil Futures	Put	01/17/23	$70.00	4	4	(1,280)
WTI Crude Oil Futures	Put	05/17/23	$75.00	4	4	(25,720)
WTI Crude Oil Futures	Put	11/15/23	$65.00	1	1	(6,790)

Total Exchange Traded (premiums received $345,273)						$(479,023)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#			Value

Bloomberg Commodity Index	Call	UAGS	01/20/23	$119.90	—		34		$(15,758)
Bloomberg Commodity Index	Call	MSCS	02/08/23	$130.56	—		39		(8,262)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	JPM	05/16/24	4.00%	—		600		—
Inflation Cap Option, Inflation on the Eurostat Eurozone HICP	Call	GSB	06/22/35	3.00%	—	EUR	2,000		(55,382)
London Gold Market Fixing Ltd. Commodity Index	Call	GSI	03/28/23	$2,500.00	—		—(r	)	(258)
London Gold Market Fixing Ltd. Commodity Index	Call	JPM	10/19/23	$2,000.00	—		2		(7,390)
Bloomberg Commodity Index	Put	UAGS	03/16/23	$105.00	—		12		(19,049)

Total OTC Traded (premiums received $447,642)									$(106,099)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value

1-Year Interest Rate Swap, 04/11/24	Call	GSB	04/05/23	0.55%	3 Month EURIBOR(Q)/ 2.132%	0.55%(A)	EUR	5,900	$(2)
1-Year Interest Rate Swap, 04/13/24	Call	BNP	04/11/23	0.55%	3 Month EURIBOR(Q)/ 2.132%	0.55%(A)	EUR	3,100	(1)
1-Year Interest Rate Swap, 04/13/24	Call	GSB	04/11/23	0.55%	3 Month EURIBOR(Q)/ 2.132%	0.55%(A)	EUR	5,600	(2)
1-Year Interest Rate Swap, 04/13/24	Call	GSB	04/11/23	0.55%	3 Month EURIBOR(Q)/ 2.132%	0.55%(A)	EUR	4,500	(2)
1-Year Interest Rate Swap, 04/26/24	Call	GSB	04/24/23	0.70%	3 Month EURIBOR(Q)/ 2.132%	0.70%(A)	EUR	1,900	(2)
1-Year Interest Rate Swap, 04/28/24	Call	GSB	04/26/23	0.70%	3 Month EURIBOR(Q)/ 2.132%	0.70%(A)	EUR	2,100	(2)
1-Year Interest Rate Swap, 05/03/24	Call	BNP	04/28/23	0.70%	3 Month EURIBOR(Q)/ 2.132%	0.70%(A)	EUR	1,900	(2)
1-Year Interest Rate Swap, 05/17/24	Call	GSB	05/15/23	0.55%	3 Month EURIBOR(Q)/ 2.132%	0.55%(A)	EUR	3,200	(6)
1-Year Interest Rate Swap, 10/13/24	Call	MSCS	10/11/23	2.99%	1 Day SOFR(A)/ 4.300%	2.99%(A)		600	3,061
1-Year Interest Rate Swap, 10/17/24	Call	DB	10/13/23	2.92%	1 Day SOFR(A)/ 4.300%	2.92%(A)		1,000	(1,086)
1-Year Interest Rate Swap, 10/17/24	Call	GSB	10/13/23	2.92%	1 Day SOFR(A)/ 4.300%	2.92%(A)		800	(1,070)
1-Year Interest Rate Swap, 10/24/24	Call	GSB	10/20/23	3.02%	1 Day SOFR(A)/ 4.300%	3.02%(A)		800	(1,030)
1-Year Interest Rate Swap, 10/25/24	Call	GSB	10/23/23	3.14%	1 Day SOFR(A)/ 4.300%	3.14%(A)		800	(1,195)
1-Year Interest Rate Swap, 10/25/24	Call	GSB	10/23/23	3.19%	1 Day SOFR(A)/ 4.300%	3.19%(A)		800	(1,260)

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value

1-Year Interest Rate Swap, 10/25/24	Call	GSB	10/23/23	3.23%	1 Day SOFR(A)/ 4.300%	3.23%(A)		800	$(1,307)
1-Year Interest Rate Swap, 10/27/24	Call	GSB	10/25/23	2.97%	1 Day SOFR(A)/ 4.300%	2.97%(A)		1,000	(1,281)
1-Year Interest Rate Swap, 10/31/24	Call	GSB	10/27/23	2.84%	1 Day SOFR(A)/ 4.300%	2.84%(A)		900	(1,027)
1-Year Interest Rate Swap, 11/07/24	Call	GSB	11/03/23	3.09%	1 Day SOFR(A)/ 4.300%	3.09%(A)		500	(784)
1-Year Interest Rate Swap, 11/14/24	Call	GSB	11/10/23	2.91%	1 Day SOFR(A)/ 4.300%	2.91%(A)		1,500	(2,080)
1-Year Interest Rate Swap, 11/21/24	Call	GSB	11/17/23	2.25%	1 Day SOFR(A)/ 4.300%	2.25%(A)		2,400	(1,834)
1-Year Interest Rate Swap, 11/22/24	Call	GSB	11/20/23	2.15%	1 Day SOFR(A)/ 4.300%	2.15%(A)		1,400	(992)
1-Year Interest Rate Swap, 12/05/24	Call	BOA	12/01/23	2.15%	1 Day SOFR(A)/ 4.300%	2.15%(A)		2,000	(1,579)
1-Year Interest Rate Swap, 12/11/24	Call	GSB	12/07/23	2.25%	1 Day SOFR(A)/ 4.300%	2.25%(A)		1,300	(1,192)
1-Year Interest Rate Swap, 04/04/25	Call	GSB	04/02/24	2.70%	1 Day SOFR(A)/ 4.300%	2.70%(A)		3,000	14,066
1-Year Interest Rate Swap, 04/10/25	Call	GSB	04/08/24	2.72%	1 Day SOFR(A)/ 4.300%	2.72%(A)		900	3,764
1-Year Interest Rate Swap, 04/10/25	Call	DB	04/08/24	2.79%	1 Day SOFR(A)/ 4.300%	2.79%(A)		2,500	10,390
1-Year Interest Rate Swap, 12/16/25	Call	JPM	12/16/24	0.82%	1 Day SONIA(A)/3.428%	0.82%(A)	GBP	7,200	33,273
5-Year Interest Rate Swap, 01/11/28	Call	CITI	01/09/23	3.15%	1 Day SONIA(A)/3.428%	3.15%(A)		2,400	(17)
5-Year Interest Rate Swap, 01/17/28	Call	BARC	01/12/23	3.20%	1 Day SONIA(A)/3.428%	3.20%(A)		700	(31)
5-Year Interest Rate Swap, 01/17/28	Call	JPM	01/12/23	3.20%	1 Day SONIA(A)/3.428%	3.20%(A)		900	(40)
5-Year Interest Rate Swap, 01/25/28	Call	GSB	01/23/23	3.23%	1 Day SONIA(A)/3.428%	3.23%(A)		1,600	(603)
5-Year Interest Rate Swap, 01/25/28	Call	BNP	01/23/23	3.27%	1 Day SONIA(A)/3.428%	3.27%(A)		500	(244)
10-Year Interest Rate Swap, 01/23/33	Call	BARC	01/19/23	3.00%	1 Day SONIA(A)/3.428%	3.00%(A)		300	(74)
10-Year Interest Rate Swap, 01/23/33	Call	BOA	01/19/23	3.00%	1 Day SONIA(A)/3.428%	3.00%(A)		500	(124)
10-Year Interest Rate Swap, 01/27/33	Call	JPM	01/25/23	1.79%	1 Day SOFR(A)/ 4.300%	1.79%(A)		7,400	—
10-Year Interest Rate Swap, 02/02/33	Call	MSCS	01/31/23	1.58%	1 Day SOFR(A)/ 4.300%	1.58%(A)		3,900	(1)
10-Year Interest Rate Swap, 02/06/33	Call	BARC	02/02/23	1.56%	1 Day SOFR(A)/ 4.300%	1.56%(A)		3,900	(1)
10-Year Interest Rate Swap, 02/27/33	Call	CITI	02/23/23	1.74%	1 Day SOFR(A)/ 4.300%	1.74%(A)		7,000	(144)
10-Year Interest Rate Swap, 03/09/33	Call	GSB	03/07/23	2.55%	6 Month EURIBOR(S)/ 2.693%	2.55%(A)	EUR	1,000	(2,354)
10-Year Interest Rate Swap, 04/28/33	Call	GSB	04/26/23	2.35%	1 Day SOFR(A)/ 4.300%	2.35%(A)		4,600	(9,127)
10-Year Interest Rate Swap, 06/02/33	Call	MSCS	05/31/23	2.35%	1 Day SOFR(A)/ 4.300%	2.35%(A)		12,900	(41,278)
10-Year Interest Rate Swap, 06/13/33	Call	GSB	06/09/23	2.07%	6 Month EURIBOR(S)/ 2.693%	2.07%(A)	EUR	1,200	(3,329)

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value

10-Year Interest Rate Swap, 06/13/33	Call	GSB	06/09/23	2.07%	6 Month EURIBOR(S)/ 2.693%	2.07%(A)	EUR	1,700	$(4,716)
1-Year Interest Rate Swap, 04/11/24	Put	GSB	04/05/23	2.10%	2.10%(A)	3 Month EURIBOR(Q)/ 2.132%	EUR	5,900	(93,255)
1-Year Interest Rate Swap, 04/13/24	Put	BNP	04/11/23	2.10%	2.10%(A)	3 Month EURIBOR(Q)/ 2.132%	EUR	3,100	(49,376)
1-Year Interest Rate Swap, 04/13/24	Put	GSB	04/11/23	2.10%	2.10%(A)	3 Month EURIBOR(Q)/ 2.132%	EUR	5,600	(89,196)
1-Year Interest Rate Swap, 04/13/24	Put	GSB	04/11/23	2.10%	2.10%(A)	3 Month EURIBOR(Q)/ 2.132%	EUR	4,500	(71,675)
1-Year Interest Rate Swap, 04/26/24	Put	GSB	04/24/23	2.25%	2.25%(A)	3 Month EURIBOR(Q)/ 2.132%	EUR	1,900	(27,594)
1-Year Interest Rate Swap, 04/28/24	Put	GSB	04/26/23	2.25%	2.25%(A)	3 Month EURIBOR(Q)/ 2.132%	EUR	2,100	(30,627)
1-Year Interest Rate Swap, 05/03/24	Put	BNP	04/28/23	2.25%	2.25%(A)	3 Month EURIBOR(Q)/ 2.132%	EUR	1,900	(27,736)
1-Year Interest Rate Swap, 05/17/24	Put	GSB	05/15/23	2.10%	2.10%(A)	3 Month EURIBOR(Q)/ 2.132%	EUR	3,200	(51,914)
1-Year Interest Rate Swap, 10/13/24	Put	MSCS	10/11/23	2.99%	2.99%(A)	1 Day SOFR(A)/ 4.300%		600	(4,161)
1-Year Interest Rate Swap, 10/17/24	Put	DB	10/13/23	2.92%	2.92%(A)	1 Day SOFR(A)/ 4.300%		1,000	(13,894)
1-Year Interest Rate Swap, 10/17/24	Put	GSB	10/13/23	2.92%	2.92%(A)	1 Day SOFR(A)/ 4.300%		800	(11,317)
1-Year Interest Rate Swap, 10/24/24	Put	GSB	10/20/23	3.02%	3.02%(A)	1 Day SOFR(A)/ 4.300%		800	(10,340)
1-Year Interest Rate Swap, 10/25/24	Put	GSB	10/23/23	3.14%	3.14%(A)	1 Day SOFR(A)/ 4.300%		800	(9,559)
1-Year Interest Rate Swap, 10/25/24	Put	GSB	10/23/23	3.19%	3.19%(A)	1 Day SOFR(A)/ 4.300%		800	(9,249)
1-Year Interest Rate Swap, 10/25/24	Put	GSB	10/23/23	3.23%	3.23%(A)	1 Day SOFR(A)/ 4.300%		800	(9,034)
1-Year Interest Rate Swap, 10/27/24	Put	GSB	10/25/23	2.97%	2.97%(A)	1 Day SOFR(A)/ 4.300%		1,000	(13,242)
1-Year Interest Rate Swap, 10/31/24	Put	GSB	10/27/23	2.84%	2.84%(A)	1 Day SOFR(A)/ 4.300%		900	(12,757)
1-Year Interest Rate Swap, 11/07/24	Put	GSB	11/03/23	3.09%	3.09%(A)	1 Day SOFR(A)/ 4.300%		500	(6,021)
1-Year Interest Rate Swap, 11/14/24	Put	GSB	11/10/23	2.91%	2.91%(A)	1 Day SOFR(A)/ 4.300%		1,500	(19,907)
1-Year Interest Rate Swap, 11/21/24	Put	GSB	11/17/23	3.75%	3.75%(A)	1 Day SOFR(A)/ 4.300%		2,400	(17,245)
1-Year Interest Rate Swap, 11/22/24	Put	GSB	11/20/23	3.65%	3.65%(A)	1 Day SOFR(A)/ 4.300%		1,400	(10,934)
1-Year Interest Rate Swap, 12/05/24	Put	BOA	12/01/23	3.65%	3.65%(A)	1 Day SOFR(A)/ 4.300%		2,000	(15,209)
1-Year Interest Rate Swap, 12/11/24	Put	GSB	12/07/23	3.75%	3.75%(A)	1 Day SOFR(A)/ 4.300%		1,300	(8,995)
1-Year Interest Rate Swap, 01/16/25	Put	BOA	01/11/24	2.31%	2.31%(A)	1 Day SOFR(A)/ 4.300%		26,200	(429,853)
1-Year Interest Rate Swap, 04/04/25	Put	GSB	04/02/24	2.70%	2.70%(A)	1 Day SOFR(A)/ 4.300%		3,000	(13,519)
1-Year Interest Rate Swap, 04/10/25	Put	GSB	04/08/24	2.72%	2.72%(A)	1 Day SOFR(A)/ 4.300%		900	(4,077)
1-Year Interest Rate Swap, 04/10/25	Put	DB	04/08/24	2.79%	2.79%(A)	1 Day SOFR(A)/ 4.300%		2,500	(9,800)

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value

5-Year Interest Rate Swap, 01/11/28	Put	CITI	01/09/23	3.65%	3.65%(A)	1 Day SOFR(A)/ 4.300%		2,400	$(14,856)
5-Year Interest Rate Swap, 01/17/28	Put	BARC	01/12/23	3.80%	3.80%(A)	1 Day SOFR(A)/ 4.300%		700	(2,088)
5-Year Interest Rate Swap, 01/17/28	Put	JPM	01/12/23	3.80%	3.80%(A)	1 Day SOFR(A)/ 4.300%		900	(2,685)
5-Year Interest Rate Swap, 01/25/28	Put	GSB	01/23/23	3.73%	3.73%(A)	1 Day SOFR(A)/ 4.300%		1,600	(9,303)
5-Year Interest Rate Swap, 01/25/28	Put	BNP	01/23/23	3.77%	3.77%(A)	1 Day SOFR(A)/ 4.300%		500	(2,476)
5-Year Interest Rate Swap, 11/21/28	Put	DB	11/17/23	2.34%	2.34%(S)	3 Month LIBOR(Q)/ 4.767%		37,400	(2,419,140)
10-Year Interest Rate Swap, 01/23/33	Put	BARC	01/19/23	3.50%	3.50%(A)	1 Day SOFR(A)/ 4.300%		300	(3,495)
10-Year Interest Rate Swap, 01/23/33	Put	BOA	01/19/23	3.50%	3.50%(A)	1 Day SOFR(A)/ 4.300%		500	(5,825)
10-Year Interest Rate Swap, 03/09/33	Put	GSB	03/07/23	2.55%	2.55%(A)	6 Month EURIBOR(S)/2.693%	EUR	1,000	(62,991)
10-Year Interest Rate Swap, 06/13/33	Put	GSB	06/09/23	3.14%	3.14%(A)	6 Month EURIBOR(S)/2.693%	EUR	1,200	(39,748)
10-Year Interest Rate Swap, 06/13/33	Put	GSB	06/09/23	3.14%	3.14%(A)	6 Month EURIBOR(S)/2.693%	EUR	1,700	(56,309)
25-Year Interest Rate Swap, 05/27/50	Put	BNP	05/23/25	0.45%	0.45%(A)	6 Month EURIBOR(S)/2.693%	EUR	1,600	(615,891)
CDX.NA.IG.38.V1, 06/20/27	Put	GSI	01/18/23	3.00%	1.00%(Q)	CDX.NA.IG.38.V1(Q)		16,090	(53)
GS_21-PJA^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)		10,270	(168)
iTraxx.EU.37.V1, 06/20/27	Put	GSI	03/15/23	3.00%	1.00%(Q)	iTraxx.EU.37.V1(Q)	EUR	1,700	(324)

Total OTC Swaptions (premiums received $2,134,920)									$(4,321,103)

Total Options Written (premiums received $2,927,835)									$(4,906,225)

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V1, 12/20/27	Put	02/15/23	$99.50	CDX.NA.HY.39.V1(Q)	5.00%(Q)	2,972	$36,216	$(18,766)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.00%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	15,310	4,441	(69,966)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.03%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	14,480	3,467	(67,485)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.08%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,230	2,309	(75,298)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.10%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,230	2,031	(72,057)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.88%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	14,860	34,089	(10,342)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	27,450	54,253	(41,970)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.93%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	14,810	25,289	(29,508)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	16,300	75,757	24,575

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Options Purchased (continued):

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,470	$72,568	$16,402
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.88%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,470	58,240	2,056
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,920	53,665	(15,327)

Total Centrally Cleared Swaptions (cost $780,011)							$422,325	$(357,686)

Options Written: Centrally Cleared Swaptions
Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V1, 12/20/27	Call	02/15/23	$101.50	CDX.NA.HY.39.V1(Q)	5.00%(Q)	2,972	$(18,699)	$9,535
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	14,480	(56,139)	(25,731)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.93%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	15,310	(73,172)	(30,304)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.95%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	26,460	(151,579)	(82,995)
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.78%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	14,860	(19,205)	5,686
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	27,450	(48,517)	11,672
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	14,810	(34,399)	108
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.73%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	16,300	(15,208)	19,022
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.75%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,470	(22,382)	15,406
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.78%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,470	(29,745)	7,711
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,920	(49,196)	(1,887)
CDX.NA.HY.39.V1, 12/20/27	Put	01/18/23	$90.00	5.00%(Q)	CDX.NA.HY.39.V1(Q)	2,440	(1,252)	42,797
CDX.NA.HY.39.V1, 12/20/27	Put	02/15/23	$95.00	5.00%(Q)	CDX.NA.HY.39.V1(Q)	2,972	(10,945)	11,791
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.30%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	14,480	(1,165)	32,863
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.33%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	15,310	(1,161)	28,694
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.35%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	13,230	(948)	39,192
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.40%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	13,230	(848)	32,889
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	14,860	(10,171)	6,026
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.15%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	27,450	(15,058)	22,572
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.18%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	14,810	(7,321)	14,746
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	16,300	(22,338)	(7,668)

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Options Written (continued):

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.13%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	17,470	$(21,926)	$(5,504)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.18%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	17,470	(18,497)	877
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.20%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	17,920	(17,480)	6,712

Total Centrally Cleared Swaptions (premiums received $801,561)							$(647,351)	$154,210

Financial Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
314	90 Day Euro EURIBOR	Mar. 2023	$81,501,012	$(2,758,140)
382	3 Month CME SOFR	Jun. 2023	90,763,200	(410,252)
322	3 Month CME SOFR	Jun. 2024	77,465,150	(106,686)
905	2 Year U.S. Treasury Notes	Mar. 2023	185,595,704	92,746
167	3 Year Australian Treasury Bonds	Mar. 2023	12,142,990	(156,682)
2,335	5 Year U.S. Treasury Notes	Mar. 2023	252,015,827	(1,185,038)
66	10 Year Australian Treasury Bonds	Mar. 2023	5,198,273	(295,853)
1	10 Year Euro-Bund	Mar. 2023	142,295	(9,186)
50	10 Year Japanese Bonds	Mar. 2023	55,417,556	(1,054,044)
1,274	10 Year U.S. Treasury Notes	Mar. 2023	143,066,226	(899,547)
7	10 Year U.S. Ultra Treasury Notes	Mar. 2023	827,969	(3,512)
168	20 Year U.S. Treasury Bonds	Mar. 2023	21,057,750	(232,758)
187	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	25,116,437	(379,943)
314	Euro Schatz Index	Mar. 2023	35,433,907	(470,047)
1,976	Mini MSCI EAFE Index	Mar. 2023	192,600,720	(3,087,609)
269	Russell 2000 E-Mini Index	Mar. 2023	23,818,605	(570,197)
1,359	S&P 500 E-Mini Index	Mar. 2023	262,354,950	(7,672,965)

				(19,199,713)

Short Positions:
644	3 Month CME SOFR	Dec. 2023	153,706,700	260,898
535	2 Year U.S. Treasury Notes	Mar. 2023	109,716,797	(35,718)
36	3 Year Australian Treasury Bonds	Mar. 2023	2,617,650	32,935
408	5 Year Euro-Bobl	Mar. 2023	50,553,072	1,330,626
15	10 Year Australian Treasury Bonds	Mar. 2023	1,181,426	66,576
47	10 Year Canadian Government Bonds	Mar. 2023	4,253,951	75,004
85	10 Year Euro-Bund	Mar. 2023	12,095,068	773,808
17	10 Year Japanese Bonds	Mar. 2023	18,841,969	357,621
98	10 Year U.K. Gilt	Mar. 2023	11,835,862	773,560
515	10 Year U.S. Treasury Notes	Mar. 2023	57,832,894	407,629
594	10 Year U.S. Ultra Treasury Notes	Mar. 2023	70,259,062	408,811
278	20 Year U.S. Treasury Bonds	Mar. 2023	34,845,562	302,064
37	30 Year Euro Buxl	Mar. 2023	5,356,403	744,119
102	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	13,699,875	362,208
983	Euro Schatz Index	Mar. 2023	110,928,443	1,352,246
98	Euro-BTP Italian Government Bond	Mar. 2023	11,426,154	844,294
229	Euro-OAT	Mar. 2023	31,205,437	2,218,537
294	Short Euro-BTP	Mar. 2023	33,079,410	465,116

				10,740,334

				$(8,459,379)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Commodity Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Positions:
2	Brent 1st Line vs. Dubai 1st Line	Apr. 2023	$10,780	$8,399
2	Brent 1st Line vs. Dubai 1st Line	May 2023	10,740	8,359
2	Brent 1st Line vs. Dubai 1st Line	Jun. 2023	10,700	8,319
2	Brent 1st Line vs. Dubai 1st Line	Jul. 2023	10,620	8,239
2	Brent 1st Line vs. Dubai 1st Line	Aug. 2023	10,600	8,219
2	Brent 1st Line vs. Dubai 1st Line	Sep. 2023	10,480	8,099
2	Brent 1st Line vs. Dubai 1st Line	Oct. 2023	10,380	7,999
2	Brent 1st Line vs. Dubai 1st Line	Nov. 2023	10,360	7,979
2	Brent 1st Line vs. Dubai 1st Line	Dec. 2023	10,400	8,019
45	Brent Crude	Mar. 2023	3,865,950	229,682
11	Brent Crude	Jun. 2023	932,360	29,317
13	Brent Crude	Dec. 2023	1,061,450	42,074
271	California Carbon Allowance Vintage	Dec. 2023	8,216,720	320,234
12	Cocoa	Mar. 2023	312,000	29,416
5	Copper	Mar. 2023	476,312	53,866
2	Gasoline RBOB	Mar. 2023	208,177	12,684
1	Gasoline RBOB	Jun. 2023	109,108	(3,058)
1	Gasoline RBOB	Dec. 2023	94,975	7,853
6	Gold 100 OZ	Aug. 2023	1,124,160	69,226
2	Henry Hub LD1 Fixed Price	Jan. 2024	25,585	3,783
2	Henry Hub LD1 Fixed Price	Feb. 2024	24,660	2,858
2	Henry Hub LD1 Fixed Price	Mar. 2024	21,935	133
2	Henry Hub LD1 Fixed Price	Apr. 2024	19,175	(2,627)
2	Henry Hub LD1 Fixed Price	May 2024	18,965	(2,837)
2	Henry Hub LD1 Fixed Price	Jun. 2024	19,385	(2,417)
2	Henry Hub LD1 Fixed Price	Jul. 2024	19,845	(1,957)
2	Henry Hub LD1 Fixed Price	Aug. 2024	19,970	(1,832)
2	Henry Hub LD1 Fixed Price	Sep. 2024	19,775	(2,027)
2	Henry Hub LD1 Fixed Price	Oct. 2024	20,215	(1,587)
2	Henry Hub LD1 Fixed Price	Nov. 2024	21,845	43
2	Henry Hub LD1 Fixed Price	Dec. 2024	24,280	2,478
5	ICE ECX EMISSION	Mar. 2023	436,155	8,616
2	ICE Endex Dutch TTF Natural Gas	May 2023	125,510	(44,539)
17	Live Cattle	Apr. 2023	1,100,240	14,448
12	LME Lead	Jan. 2023	696,750	93,583
1	LME Lead	Mar. 2023	57,738	1,950
3	LME Nickel	Jan. 2023	538,218	93,051
1	LME Nickel	Mar. 2023	180,270	(1,560)
27	LME PRI Aluminum	Jan. 2023	1,585,919	(2,726)
4	LME PRI Aluminum	Mar. 2023	237,201	(7,111)
4	LME Zinc	Jan. 2023	299,025	(10,937)
1	LME Zinc	Mar. 2023	74,412	(4,506)
8	Low Sulphur Gas Oil	Jan. 2023	736,800	(21,038)
6	Low Sulphur Gas Oil	Mar. 2023	529,500	(24,896)
1	Low Sulphur Gas Oil	Apr. 2023	85,500	(7,648)
4	Low Sulphur Gas Oil	Jun. 2023	327,600	8,318
5	Low Sulphur Gas Oil	Dec. 2023	389,625	3,123
1	Low Sulphur Gasoil vs. Brent 1st Line	Apr. 2023	29,797	(544)
1	Low Sulphur Gasoil vs. Brent 1st Line	May 2023	28,082	(2,259)
1	Low Sulphur Gasoil vs. Brent 1st Line	Jun. 2023	27,288	(3,053)
1	Low Sulphur Gasoil vs. Brent 1st Line	Jul. 2023	26,988	(3,353)
1	Low Sulphur Gasoil vs. Brent 1st Line	Aug. 2023	26,680	(3,661)
1	Low Sulphur Gasoil vs. Brent 1st Line	Sep. 2023	26,396	(3,945)
1	Low Sulphur Gasoil vs. Brent 1st Line	Oct. 2023	25,889	(4,452)
1	Low Sulphur Gasoil vs. Brent 1st Line	Nov. 2023	25,166	(5,175)
1	Low Sulphur Gasoil vs. Brent 1st Line	Dec. 2023	24,688	(5,653)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Commodity Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
15	Milling Wheat No. 2	Mar. 2023	$248,277	$(24,876)
25	Natural Gas	Feb. 2023	1,118,750	(168,880)
32	Natural Gas	Mar. 2023	1,313,280	(156,192)
14	Natural Gas	May 2023	550,340	(144,035)
1	Natural Gas	Sep. 2023	41,100	(4,066)
8	Natural Gas	Oct. 2023	333,920	(84,468)
2	Natural Gas	Dec. 2023	97,540	(10,931)
19	Natural Gas	Mar. 2024	835,620	(96,799)
7	Natural Gas	Oct. 2024	283,850	(25,890)
1	No. 2 Red Spring Wheat	Mar. 2023	46,938	(1,203)
64	No. 2 Soft Red Winter Wheat	Mar. 2023	2,534,400	8,203
81	SGX Iron Ore 62%	Mar. 2023	933,768	194,394
19	Soybean	Mar. 2023	1,447,800	65,369
57	Soybean Meal	Mar. 2023	2,684,700	374,380
6	Soybean Meal	Jul. 2023	272,580	8,549
1	Soybean Oil	Feb. 2023	6,658	(1,359)
1	Soybean Oil	Mar. 2023	5,516	(217)
23	Sugar #11 (World)	Jul. 2023	463,165	(1,876)
1	WTI Brent (ICE)	Jan. 2023	5,570	(922)
1	WTI Brent (ICE)	Feb. 2023	5,160	(512)
1	WTI Brent (ICE)	Mar. 2023	4,750	(102)
1	WTI Brent (ICE)	Apr. 2023	4,360	288
1	WTI Brent (ICE)	May 2023	4,080	568
1	WTI Brent (ICE)	Jun. 2023	3,960	688
1	WTI Brent (ICE)	Jul. 2023	3,890	758
1	WTI Brent (ICE)	Aug. 2023	3,860	788
1	WTI Brent (ICE)	Sep. 2023	3,930	718
1	WTI Brent (ICE)	Oct. 2023	3,980	668
1	WTI Brent (ICE)	Nov. 2023	4,030	618
1	WTI Brent (ICE)	Dec. 2023	4,060	588
50	WTI Crude	Mar. 2023	4,022,500	131,278
11	WTI Crude	Sep. 2023	867,350	30,244
38	WTI Crude	Dec. 2023	2,937,780	93,950
7	WTI Crude	Dec. 2025	480,410	(3,416)
1	WTI Houston (Argus) vs. WTI Trade Month	Feb. 2023	540	(862)
1	WTI Houston (Argus) vs. WTI Trade Month	Mar. 2023	550	(852)
1	WTI Houston (Argus) vs. WTI Trade Month	Apr. 2023	850	(552)
1	WTI Houston (Argus) vs. WTI Trade Month	May 2023	1,050	(352)
1	WTI Houston (Argus) vs. WTI Trade Month	Jun. 2023	1,250	(152)
1	WTI Houston (Argus) vs. WTI Trade Month	Jul. 2023	1,450	48
1	WTI Houston (Argus) vs. WTI Trade Month	Aug. 2023	1,450	48
1	WTI Houston (Argus) vs. WTI Trade Month	Sep. 2023	1,450	48
1	WTI Houston (Argus) vs. WTI Trade Month	Oct. 2023	1,550	148
1	WTI Houston (Argus) vs. WTI Trade Month	Nov. 2023	1,550	148
1	WTI Houston (Argus) vs. WTI Trade Month	Dec. 2023	1,550	148

				1,109,092

Short Positions:
3	Brent 1st Line vs. Dubai 1st Line	Jan. 2023	14,790	5,007
5	Brent 1st Line vs. Dubai 1st Line	Feb. 2023	27,115	(230)
5	Brent 1st Line vs. Dubai 1st Line	Mar. 2023	27,500	(724)
7	Brent Crude	Sep. 2023	581,700	(20,331)
14	Brent Crude	Dec. 2024	1,078,140	(17,043)
4	Brent Crude	Dec. 2025	294,280	(13,416)
6	Coffee ’C’	Mar. 2023	376,425	25,112
6	Coffee ’C’	Jul. 2023	374,850	1,956
106	Corn	Mar. 2023	3,596,050	(16,756)

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Commodity Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
1	Corn	Jul. 2023	$33,588	$(1,229)
1	Corn	Dec. 2023	30,538	(115)
4	Cotton No. 2	Jul. 2023	166,760	(730)
14	Gold 100 OZ	Feb. 2023	2,556,680	(59,610)
2	Gold 100 OZ	Apr. 2023	368,440	(1,121)
12	Hard Red Winter Wheat	Mar. 2023	532,800	20,477
4	Hard Red Winter Wheat	Jul. 2023	175,300	(4,254)
2	Henry Hub LD1 Fixed Price	Jan. 2025	25,785	(4,872)
2	Henry Hub LD1 Fixed Price	Feb. 2025	24,850	(3,937)
2	Henry Hub LD1 Fixed Price	Mar. 2025	22,750	(1,837)
2	Henry Hub LD1 Fixed Price	Apr. 2025	19,800	1,113
2	Henry Hub LD1 Fixed Price	May 2025	19,605	1,308
2	Henry Hub LD1 Fixed Price	Jun. 2025	20,055	858
2	Henry Hub LD1 Fixed Price	Jul. 2025	20,480	433
2	Henry Hub LD1 Fixed Price	Aug. 2025	20,680	233
2	Henry Hub LD1 Fixed Price	Sep. 2025	20,630	283
2	Henry Hub LD1 Fixed Price	Oct. 2025	21,125	(212)
2	Henry Hub LD1 Fixed Price	Nov. 2025	22,740	(1,827)
2	Henry Hub LD1 Fixed Price	Dec. 2025	24,915	(4,002)
3	ICE Endex Dutch TTF Natural Gas	Mar. 2023	186,612	70,589
4	ICE Endex Dutch TTF Natural Gas	Apr. 2023	243,160	236,129
1	ICE Newcastle Coal	Jan. 2023	389,600	(82,859)
1	ICE Newcastle Coal	Feb. 2023	363,000	(56,259)
1	ICE Newcastle Coal	Mar. 2023	339,550	(32,809)
1	Jet CIF NWE Cargoes vs. Brent 1st Line	Apr. 2023	32,327	82
1	Jet CIF NWE Cargoes vs. Brent 1st Line	May 2023	30,796	1,613
1	Jet CIF NWE Cargoes vs. Brent 1st Line	Jun. 2023	30,168	2,241
1	Jet CIF NWE Cargoes vs. Brent 1st Line	Jul. 2023	29,625	2,784
1	Jet CIF NWE Cargoes vs. Brent 1st Line	Aug. 2023	29,233	3,176
1	Jet CIF NWE Cargoes vs. Brent 1st Line	Sep. 2023	28,829	3,580
1	Jet CIF NWE Cargoes vs. Brent 1st Line	Oct. 2023	28,403	4,006
1	Jet CIF NWE Cargoes vs. Brent 1st Line	Nov. 2023	27,773	4,636
1	Jet CIF NWE Cargoes vs. Brent 1st Line	Dec. 2023	27,377	5,032
24	Lean Hogs	Apr. 2023	914,880	(19,715)
12	LME Lead	Jan. 2023	696,750	(148,315)
5	LME Lead	Mar. 2023	288,687	(20,069)
3	LME Nickel	Jan. 2023	538,218	(77,244)
1	LME Nickel	Mar. 2023	180,270	(35,739)
27	LME PRI Aluminum	Jan. 2023	1,585,919	(65,299)
23	LME PRI Aluminum	Mar. 2023	1,363,906	2,288
4	LME Zinc	Jan. 2023	299,025	(16,350)
4	LME Zinc	Mar. 2023	297,650	(5,544)
15	Low Sulphur Gas Oil	Feb. 2023	1,359,000	35,997
10	Low Sulphur Gas Oil	Sep. 2023	800,750	(9,165)
14	Natural Gas	Apr. 2023	548,380	160,995
5	Natural Gas	Jul. 2023	207,850	19,655
1	Natural Gas	Aug. 2023	41,630	4,202
27	Natural Gas	Jan. 2024	1,380,510	181,440
7	Natural Gas	Jan. 2025	362,110	6,320
6	No. 2 Soft Red Winter Wheat	Jul. 2023	240,900	(10,708)
2	NY Harbor ULSD	Mar. 2023	267,053	(8,179)
4	NY Harbor ULSD	Jun. 2023	492,895	3,112
1	NY Harbor ULSD	Dec. 2023	119,015	(6,935)
1	Palladium	Mar. 2023	179,800	13,110
4	Platinum	Apr. 2023	216,580	(14,036)
2	Silver	Mar. 2023	240,400	(6,719)

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Commodity Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
2	Soybean	Jul. 2023	$153,325	$(3,198)
1	Soybean	Nov. 2023	70,838	(873)
6	Soybean Oil	Mar. 2023	230,652	19,004
4	Soybean Oil	Jul. 2023	152,544	(4,391)
32	WTI Crude	Jun. 2023	2,566,400	(81,763)
17	WTI Crude	Dec. 2024	1,229,270	(37,841)
41	WTI Light Sweet Crude Oil	Mar. 2023	3,298,450	(71,960)
20	WTI Light Sweet Crude Oil	Jun. 2023	1,604,000	(6,043)
17	WTI Light Sweet Crude Oil	Dec. 2023	1,314,270	(49,267)

				(186,755)

				$922,337

Forward foreign currency exchange contracts outstanding at December 31, 2022:

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/10/23	CITI	AUD	2,217	$1,495,373	$1,510,138	$14,765	$—
Expiring 01/10/23	CITI	AUD	1,697	1,153,468	1,155,933	2,465	—
Expiring 01/19/23	BNP	AUD	279	179,000	190,120	11,120	—
Expiring 01/19/23	JPM	AUD	282	180,000	192,132	12,132	—
Expiring 01/19/23	JPM	AUD	279	180,170	190,118	9,948	—
Expiring 01/19/23	MSI	AUD	605	382,336	412,263	29,927	—
Expiring 01/19/23	MSI	AUD	286	192,231	194,888	2,657	—
Brazilian Real,
Expiring 01/04/23	BARC	BRL	1,416	269,000	267,933	—	(1,067)
Expiring 01/04/23	GSB	BRL	2,649	497,064	501,195	4,131	—
Expiring 02/02/23	CITI	BRL	4,585	849,631	862,632	13,001	—
Expiring 02/02/23	CITI	BRL	2,999	555,713	564,248	8,535	—
British Pound,
Expiring 01/10/23	HSBC	GBP	548	668,542	662,703	—	(5,839)
Canadian Dollar,
Expiring 01/19/23	BNP	CAD	257	192,000	190,071	—	(1,929)
Expiring 01/19/23	BOA	CAD	264	196,000	195,033	—	(967)
Expiring 01/19/23	HSBC	CAD	914	662,499	675,332	12,833	—
Expiring 01/19/23	TD	CAD	260	192,000	192,389	389	—
Chilean Peso,
Expiring 01/19/23	CITI	CLP	684,715	787,255	805,717	18,462	—
Expiring 01/26/23	SCL	CLP	892,950	897,302	1,050,099	152,797	—
Expiring 03/15/23	MSI	CLP	182,694	203,000	213,231	10,231	—
Expiring 03/23/23	BNP	CLP	203,013	210,235	236,622	26,387	—
Expiring 04/28/23	CITI	CLP	914,145	1,049,234	1,059,861	10,627	—
Chinese Renminbi,
Expiring 01/19/23	GSB	CNH	1,386	198,924	200,596	1,672	—
Expiring 02/23/23	BOA	CNH	9,849	1,386,000	1,429,328	43,328	—
Expiring 02/23/23	HSBC	CNH	6,032	863,000	875,324	12,324	—
Expiring 03/15/23	BARC	CNH	5,028	707,273	730,718	23,445	—
Expiring 03/15/23	BARC	CNH	2,203	310,550	320,213	9,663	—
Expiring 05/10/23	CITI	CNH	39,092	5,524,466	5,705,322	180,856	—
Expiring 05/19/23	CITI	CNH	31,924	4,527,575	4,662,331	134,756	—
Expiring 05/19/23	JPM	CNH	16	2,205	2,271	66	—
Colombian Peso,
Expiring 03/15/23	BARC	COP	2,011,461	404,000	408,948	4,948	—

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 03/15/23	BARC	COP	1,688,000	$334,000	$343,185	$9,185	$—
Expiring 03/15/23	BNP	COP	5,896,569	1,210,554	1,198,825	—	(11,729)
Expiring 03/15/23	BNP	COP	3,525,881	719,347	716,842	—	(2,505)
Czech Koruna,
Expiring 01/19/23	CITI	CZK	19,996	876,000	883,694	7,694	—
Danish Krone,
Expiring 01/10/23	CITI	DKK	1,775	254,927	255,735	808	—
Expiring 01/10/23	HSBC	DKK	5,570	778,872	802,504	23,632	—
Expiring 01/10/23	JPM	DKK	3,815	534,290	549,650	15,360	—
Expiring 01/10/23	SCL	DKK	3,245	464,493	467,527	3,034	—
Euro,
Expiring 01/10/23	BNP	EUR	548	584,147	587,063	2,916	—
Expiring 01/10/23	BNP	EUR	359	383,074	384,590	1,516	—
Expiring 01/10/23	CITI	EUR	636	676,185	681,335	5,150	—
Expiring 01/10/23	CITI	EUR	428	452,982	458,509	5,527	—
Expiring 01/10/23	CITI	EUR	425	450,490	455,295	4,805	—
Expiring 01/10/23	CITI	EUR	422	446,039	452,081	6,042	—
Expiring 01/10/23	HSBC	EUR	1,181	1,236,616	1,265,184	28,568	—
Expiring 01/10/23	HSBC	EUR	828	882,204	887,022	4,818	—
Expiring 01/10/23	HSBC	EUR	654	690,383	700,619	10,236	—
Expiring 01/10/23	HSBC	EUR	557	591,713	596,704	4,991	—
Expiring 01/10/23	HSBC	EUR	494	525,405	529,213	3,808	—
Expiring 01/10/23	HSBC	EUR	267	282,108	286,032	3,924	—
Expiring 01/10/23	SCL	EUR	243	258,880	260,322	1,442	—
Expiring 01/19/23	BOA	EUR	1,727	1,687,131	1,851,784	164,653	—
Expiring 01/19/23	BOA	EUR	664	691,000	712,304	21,304	—
Expiring 01/19/23	GSI	EUR	657	646,316	704,705	58,389	—
Expiring 01/19/23	JPM	EUR	515	539,000	551,612	12,612	—
Expiring 01/19/23	MSI	EUR	1,603	1,687,586	1,718,542	30,956	—
Expiring 01/19/23	MSI	EUR	465	465,833	498,568	32,735	—
Expiring 01/19/23	MSI	EUR	325	329,101	348,815	19,714	—
Expiring 03/10/23	UAGS	EUR	282	284,150	303,701	19,551	—
Hungarian Forint,
Expiring 01/13/23	NWM	HUF	47,788	126,830	127,547	717	—
Expiring 01/19/23	BARC	HUF	120,238	277,200	320,350	43,150	—
Expiring 01/19/23	GSI	HUF	138,550	322,000	369,139	47,139	—
Expiring 01/19/23	JPM	HUF	160,127	418,000	426,628	8,628	—
Expiring 01/19/23	MSI	HUF	923,870	2,103,497	2,461,470	357,973	—
Expiring 01/19/23	MSI	HUF	740,184	1,620,723	1,972,074	351,351	—
Expiring 01/19/23	MSI	HUF	104,709	263,220	278,976	15,756	—
Expiring 01/19/23	MSI	HUF	65,348	164,780	174,108	9,328	—
Expiring 01/19/23	UAG	HUF	178,957	448,000	476,795	28,795	—
Indonesian Rupiah,
Expiring 03/15/23	JPM	IDR	26,264,516	1,672,793	1,695,059	22,266	—
Japanese Yen,
Expiring 01/10/23	HSBC	JPY	569,200	4,201,030	4,343,555	142,525	—
Expiring 01/10/23	HSBC	JPY	103,100	756,878	786,754	29,876	—
Expiring 01/19/23	HSBC	JPY	101,427	728,000	774,922	46,922	—
Expiring 01/19/23	JPM	JPY	51,730	380,000	395,230	15,230	—
Expiring 01/19/23	TD	JPY	101,551	735,000	775,871	40,871	—
Malaysian Ringgit,
Expiring 01/18/23	BARC	MYR	8,250	1,755,104	1,886,897	131,793	—
Expiring 01/18/23	BARC	MYR	3,395	717,692	776,624	58,932	—
Expiring 01/18/23	GSB	MYR	1,465	331,387	335,177	3,790	—
Expiring 01/18/23	GSB	MYR	1,145	262,665	261,824	—	(841)

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Malaysian Ringgit (cont’d.),
Expiring 01/18/23	GSB	MYR	862	$182,000	$197,111	$15,111	$—
Expiring 01/18/23	MSI	MYR	870	183,837	199,017	15,180	—
Expiring 01/18/23	SCL	MYR	1,721	389,741	393,726	3,985	—
Expiring 03/15/23	BNP	MYR	921	208,419	211,209	2,790	—
Mexican Peso,
Expiring 03/15/23	BOA	MXN	4,071	202,000	206,064	4,064	—
Expiring 03/15/23	JPM	MXN	4,068	202,000	205,879	3,879	—
Expiring 03/15/23	JPM	MXN	4,040	202,000	204,461	2,461	—
Expiring 03/21/23	BNP	MXN	69,877	3,467,122	3,532,833	65,711	—
New Taiwanese Dollar,
Expiring 03/15/23	MSI	TWD	19,653	652,000	644,627	—	(7,373)
New Zealand Dollar,
Expiring 01/10/23	CITI	NZD	3,981	2,544,484	2,527,935	—	(16,549)
Norwegian Krone,
Expiring 01/10/23	BARC	NOK	56,594	5,687,461	5,779,439	91,978	—
Expiring 01/10/23	CITI	NOK	5,998	605,157	612,557	7,400	—
Expiring 01/10/23	MSI	NOK	4,060	406,250	414,615	8,365	—
Peruvian Nuevo Sol,
Expiring 01/05/23	SCL	PEN	278	72,400	73,126	726	—
Expiring 01/06/23	SCL	PEN	96	25,000	25,307	307	—
Expiring 01/09/23	SCL	PEN	95	24,668	25,067	399	—
Expiring 01/10/23	CITI	PEN	96	25,005	25,296	291	—
Expiring 01/12/23	SCL	PEN	285	74,062	74,961	899	—
Expiring 01/17/23	SCL	PEN	17,568	4,570,305	4,617,865	47,560	—
Expiring 01/17/23	SCL	PEN	188	49,000	49,510	510	—
Expiring 01/19/23	SCL	PEN	1,887	489,200	495,790	6,590	—
Expiring 01/19/23	SCL	PEN	94	24,500	24,830	330	—
Expiring 01/23/23	SCL	PEN	1,226	318,785	322,143	3,358	—
Expiring 01/23/23	SCL	PEN	1,032	270,000	271,107	1,107	—
Expiring 01/23/23	SCL	PEN	94	24,395	24,652	257	—
Expiring 01/25/23	BNP	PEN	1,069	269,000	280,859	11,859	—
Expiring 01/25/23	CITI	PEN	813	206,000	213,464	7,464	—
Expiring 01/25/23	CITI	PEN	364	90,693	95,657	4,964	—
Expiring 01/25/23	HSBC	PEN	1,113	284,000	292,205	8,205	—
Expiring 01/25/23	HSBC	PEN	822	204,000	215,962	11,962	—
Expiring 01/25/23	MSI	PEN	1,405	349,000	368,868	19,868	—
Expiring 01/27/23	SCL	PEN	283	73,875	74,272	397	—
Expiring 02/01/23	MSI	PEN	1,226	320,150	321,843	1,693	—
Expiring 02/06/23	HSBC	PEN	17,568	4,559,275	4,608,559	49,284	—
Expiring 03/02/23	CITI	PEN	533	132,631	139,582	6,951	—
Expiring 03/06/23	SCL	PEN	364	94,652	95,318	666	—
Expiring 03/15/23	GSB	PEN	1,015	264,000	265,527	1,527	—
Philippine Peso,
Expiring 03/15/23	SCB	PHP	57,935	1,041,000	1,037,969	—	(3,031)
Expiring 03/15/23	SCB	PHP	48,881	873,000	875,762	2,762	—
Polish Zloty,
Expiring 01/19/23	HSBC	PLN	4,894	960,949	1,115,063	154,114	—
Expiring 01/19/23	JPM	PLN	3,330	663,000	758,814	95,814	—
Expiring 01/19/23	JPM	PLN	2,107	415,000	480,185	65,185	—
Expiring 01/19/23	MSI	PLN	2,133	420,000	486,136	66,136	—
Singapore Dollar,
Expiring 03/15/23	BNP	SGD	424	308,000	316,955	8,955	—
Expiring 03/15/23	MSI	SGD	900	665,740	672,490	6,750	—
South African Rand,
Expiring 03/13/23	HSBC	ZAR	9,275	527,999	542,458	14,459	—

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 03/15/23	HSBC	ZAR	7,115	$408,000	$416,046	$8,046	$—
Expiring 03/15/23	JPM	ZAR	58,057	3,327,260	3,395,017	67,757	—
Expiring 03/27/23	UAGS	ZAR	2,068	115,691	120,803	5,112	—
South Korean Won,
Expiring 01/19/23	SCL	KRW	151,624	114,749	120,446	5,697	—
Expiring 01/19/23	SCL	KRW	97,854	74,048	77,733	3,685	—
Expiring 03/15/23	BOA	KRW	266,945	203,000	212,363	9,363	—
Expiring 03/15/23	HSBC	KRW	264,054	201,000	210,063	9,063	—
Expiring 03/15/23	JPM	KRW	983,425	756,492	782,346	25,854	—
Expiring 03/15/23	JPM	KRW	253,344	192,000	201,543	9,543	—
Swiss Franc,
Expiring 01/10/23	CITI	CHF	2,682	2,839,937	2,904,584	64,647	—
Expiring 01/10/23	CITI	CHF	322	340,596	348,592	7,996	—
Thai Baht,
Expiring 01/19/23	CITI	THB	21,349	615,081	617,704	2,623	—
Expiring 01/19/23	HSBC	THB	26,504	764,912	766,846	1,934	—
Expiring 01/19/23	JPM	THB	6,972	200,000	201,707	1,707	—
Expiring 01/20/23	BARC	THB	52	1,493	1,499	6	—
Expiring 01/20/23	JPM	THB	13,444	387,758	389,029	1,271	—
Expiring 01/20/23	JPM	THB	580	16,713	16,783	70	—
Expiring 03/15/23	CITI	THB	24,805	716,000	721,498	5,498	—
Expiring 03/15/23	HSBC	THB	34,080	991,000	991,288	288	—
Expiring 03/15/23	HSBC	THB	29,844	859,000	868,057	9,057	—
Expiring 03/15/23	HSBC	THB	24,770	716,000	720,478	4,478	—

				$108,626,156	$112,250,171	3,675,845	(51,830)

		Notional		Value at
Sale Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/10/23	CITI	AUD	446	$299,755	$303,798	$—	$(4,043)
Expiring 01/10/23	HSBC	AUD	528	352,954	359,654	—	(6,700)
Expiring 01/10/23	HSBC	AUD	375	251,080	255,141	—	(4,061)
Expiring 01/10/23	HSBC	AUD	123	82,671	84,008	—	(1,337)
Expiring 01/10/23	MSI	AUD	11,876	7,975,622	8,089,815	—	(114,193)
Expiring 01/10/23	MSI	AUD	3,910	2,626,045	2,663,644	—	(37,599)
Expiring 01/10/23	SCL	AUD	933	628,625	635,601	—	(6,976)
Expiring 01/10/23	SCL	AUD	307	206,980	209,277	—	(2,297)
Expiring 01/19/23	HSBC	AUD	286	179,725	195,001	—	(15,276)
Expiring 01/19/23	JPM	AUD	273	182,316	186,030	—	(3,714)
Expiring 01/19/23	JPM	AUD	267	181,000	181,605	—	(605)
Expiring 01/19/23	MSI	AUD	271	182,000	184,686	—	(2,686)
Brazilian Real,
Expiring 01/04/23	CITI	BRL	4,065	774,561	769,128	5,433	—
Expiring 02/02/23	TD	BRL	2,303	435,000	433,335	1,665	—
Expiring 04/04/23	GSB	BRL	2,649	488,363	492,692	—	(4,329)
British Pound,
Expiring 01/10/23	HSBC	GBP	939	1,145,321	1,135,543	9,778	—
Expiring 01/10/23	HSBC	GBP	770	938,443	931,170	7,273	—
Expiring 01/10/23	JPM	GBP	34,115	41,194,287	41,255,173	—	(60,886)
Expiring 01/10/23	JPM	GBP	19,647	23,724,263	23,759,328	—	(35,065)
Expiring 01/10/23	UAGS	GBP	198	245,149	239,443	5,706	—
Expiring 01/12/23	MSI	GBP	4,839	5,791,005	5,852,068	—	(61,063)

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Sale Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar,
Expiring 01/10/23	HSBC	CAD	2,319	$1,728,733	$1,712,795	$15,938	$—
Expiring 01/10/23	HSBC	CAD	1,647	1,227,780	1,216,461	11,319	—
Expiring 01/10/23	HSBC	CAD	349	256,812	257,768	—	(956)
Expiring 01/19/23	GSB	CAD	2,474	1,806,550	1,827,354	—	(20,804)
Expiring 01/27/23	CITI	CAD	3,860	2,837,887	2,851,502	—	(13,615)
Expiring 01/31/23	SCL	CAD	4,453	3,271,895	3,289,210	—	(17,315)
Expiring 02/01/23	SCL	CAD	1,781	1,300,791	1,315,697	—	(14,906)
Chilean Peso,
Expiring 01/12/23	CITI	CLP	29,604	31,068	34,856	—	(3,788)
Expiring 01/19/23	GSB	CLP	681,148	691,311	801,521	—	(110,210)
Expiring 01/26/23	CITI	CLP	901,554	1,049,234	1,060,218	—	(10,984)
Expiring 03/15/23	BARC	CLP	520,360	598,672	607,336	—	(8,664)
Expiring 03/15/23	GSB	CLP	283,305	310,982	330,658	—	(19,676)
Expiring 03/15/23	MSI	CLP	381,942	434,000	445,782	—	(11,782)
Expiring 03/15/23	MSI	CLP	178,210	202,000	207,998	—	(5,998)
Expiring 04/28/23	CITI	CLP	695,067	787,255	805,862	—	(18,607)
Chinese Renminbi,
Expiring 01/19/23	BARC	CNH	3,186	456,956	461,137	—	(4,181)
Expiring 01/19/23	GSB	CNH	3,307	475,427	478,645	—	(3,218)
Expiring 01/19/23	JPM	CNH	1,445	207,562	209,082	—	(1,520)
Expiring 02/23/23	CITI	CNH	46,987	6,733,069	6,818,920	—	(85,851)
Expiring 03/14/23	JPM	CNH	2,579	372,772	374,786	—	(2,014)
Expiring 03/15/23	BNP	CNH	10,781	1,670,000	1,566,942	103,058	—
Expiring 03/15/23	GSB	CNH	5,579	864,000	810,924	53,076	—
Expiring 05/10/23	HSBC	CNH	39,083	5,823,757	5,704,009	119,748	—
Expiring 05/19/23	CITI	CNH	31,937	4,938,000	4,664,090	273,910	—
Colombian Peso,
Expiring 03/15/23	MSI	COP	2,289,121	464,000	465,399	—	(1,399)
Czech Koruna,
Expiring 01/13/23	UAGS	CZK	1,294	50,877	57,205	—	(6,328)
Expiring 01/19/23	BARC	CZK	20,342	799,000	898,993	—	(99,993)
Expiring 01/19/23	BOA	CZK	43,763	1,719,269	1,934,089	—	(214,820)
Expiring 01/19/23	GSI	CZK	56,384	2,216,552	2,491,871	—	(275,319)
Expiring 01/19/23	HSBC	CZK	52,748	2,071,432	2,331,164	—	(259,732)
Danish Krone,
Expiring 01/10/23	CITI	DKK	2,840	402,709	409,176	—	(6,467)
Expiring 01/10/23	CITI	DKK	2,590	364,891	373,157	—	(8,266)
Expiring 01/10/23	DB	DKK	75,222	10,602,008	10,837,673	—	(235,665)
Expiring 01/10/23	DB	DKK	55,561	7,830,959	8,005,028	—	(174,069)
Expiring 01/10/23	HSBC	DKK	68,022	9,608,739	9,800,401	—	(191,662)
Expiring 01/10/23	HSBC	DKK	50,243	7,097,302	7,238,869	—	(141,567)
Expiring 01/10/23	HSBC	DKK	165	23,073	23,773	—	(700)
Euro,
Expiring 01/10/23	HSBC	EUR	54,748	57,379,317	58,650,143	—	(1,270,826)
Expiring 01/10/23	HSBC	EUR	44,149	46,271,234	47,296,040	—	(1,024,806)
Expiring 01/10/23	HSBC	EUR	4,800	5,026,044	5,142,154	—	(116,110)
Expiring 01/10/23	HSBC	EUR	1,903	2,021,597	2,038,650	—	(17,053)
Expiring 01/10/23	HSBC	EUR	1,081	1,142,168	1,158,056	—	(15,888)
Expiring 01/10/23	HSBC	EUR	1,071	1,139,753	1,147,343	—	(7,590)
Expiring 01/10/23	HSBC	EUR	833	887,531	892,378	—	(4,847)
Expiring 01/12/23	BNP	EUR	19,250	19,953,539	20,625,183	—	(671,644)
Expiring 01/19/23	CITI	EUR	381	404,947	408,417	—	(3,470)
Hungarian Forint,
Expiring 01/03/23	BARC	HUF	505,311	1,318,764	1,352,865	—	(34,101)
Expiring 01/03/23	BARC	HUF	368,882	961,055	987,604	—	(26,549)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Sale Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint (cont’d.),
Expiring 01/03/23	BNP	HUF	224,024	$571,509	$599,776	$—	$(28,267)
Expiring 01/03/23	BNP	HUF	166,798	434,519	446,567	—	(12,048)
Expiring 01/03/23	GSB	HUF	136,073	348,369	364,307	—	(15,938)
Expiring 01/03/23	JPM	HUF	48	122	128	—	(6)
Expiring 01/03/23	UAGS	HUF	338,934	864,000	907,426	—	(43,426)
Expiring 01/03/23	UAGS	HUF	170,143	432,000	455,523	—	(23,523)
Expiring 01/19/23	GSI	HUF	73,993	172,902	197,141	—	(24,239)
Indian Rupee,
Expiring 03/15/23	CITI	INR	19,183	230,510	230,650	—	(140)
Expiring 03/15/23	JPM	INR	63,609	769,000	764,825	4,175	—
Indonesian Rupiah,
Expiring 03/14/23	JPM	IDR	194,907	12,453	12,580	—	(127)
Expiring 03/14/23	MSI	IDR	166,679	10,628	10,757	—	(129)
Israeli Shekel,
Expiring 01/19/23	BNP	ILS	5,282	1,540,920	1,503,906	37,014	—
Expiring 02/08/23	CITI	ILS	18,610	5,628,551	5,304,460	324,091	—
Expiring 02/08/23	UAGS	ILS	12,005	3,502,359	3,421,785	80,574	—
Expiring 03/02/23	BNP	ILS	2,182	644,727	622,919	21,808	—
Expiring 03/02/23	DB	ILS	2,876	848,060	820,996	27,064	—
Expiring 04/05/23	CITI	ILS	6,351	1,946,002	1,817,168	128,834	—
Expiring 04/05/23	JPM	ILS	4,073	1,223,412	1,165,413	57,999	—
Expiring 04/05/23	JPM	ILS	1,885	577,014	539,308	37,706	—
Expiring 05/03/23	CITI	ILS	4,165	1,267,657	1,193,910	73,747	—
Expiring 05/03/23	CITI	ILS	3,966	1,173,199	1,136,828	36,371	—
Japanese Yen,
Expiring 01/10/23	HSBC	JPY	118,800	890,300	906,561	—	(16,261)
Expiring 01/10/23	HSBC	JPY	31,700	232,469	241,902	—	(9,433)
Expiring 01/19/23	JPM	JPY	101,756	740,000	777,440	—	(37,440)
Expiring 01/19/23	JPM	JPY	51,700	376,000	395,001	—	(19,001)
Expiring 01/19/23	TD	JPY	100,399	728,000	767,068	—	(39,068)
Malaysian Ringgit,
Expiring 01/18/23	GSB	MYR	921	209,596	210,579	—	(983)
Expiring 01/18/23	MSI	MYR	1,721	390,023	393,725	—	(3,702)
Expiring 03/15/23	BNP	MYR	89	18,992	20,395	—	(1,403)
Expiring 03/15/23	SCL	MYR	17,059	3,779,551	3,913,558	—	(134,007)
Expiring 03/15/23	SCL	MYR	11,600	2,481,283	2,661,191	—	(179,908)
Expiring 03/15/23	SCL	MYR	6,249	1,334,207	1,433,547	—	(99,340)
Expiring 05/15/23	BNP	MYR	406	87,145	93,628	—	(6,483)
Mexican Peso,
Expiring 02/21/23	JPM	MXN	51,335	2,503,991	2,608,509	—	(104,518)
Expiring 03/15/23	CITI	MXN	29,565	1,515,051	1,496,408	18,643	—
Expiring 03/21/23	BNP	MXN	7,863	390,143	397,537	—	(7,394)
Expiring 03/21/23	CITI	MXN	2,057	104,851	103,997	854	—
Expiring 03/21/23	GSB	MXN	19,041	926,240	962,673	—	(36,433)
New Taiwanese Dollar,
Expiring 01/19/23	SCL	TWD	92,794	2,950,042	3,026,959	—	(76,917)
Expiring 01/30/23	BNP	TWD	37,072	1,211,035	1,210,294	741	—
Expiring 01/30/23	DB	TWD	14,954	488,303	488,215	88	—
Expiring 02/17/23	CITI	TWD	728	23,635	23,801	—	(166)
Expiring 02/17/23	JPM	TWD	5,471	180,204	178,939	1,265	—
Expiring 02/17/23	MSI	TWD	10,115	331,770	330,819	951	—
Expiring 02/23/23	BARC	TWD	77,852	2,532,688	2,547,855	—	(15,167)
Expiring 03/15/23	BNP	TWD	8,227	272,873	269,858	3,015	—
Expiring 03/15/23	BNP	TWD	7,099	235,684	232,841	2,843	—
Expiring 03/15/23	GSI	TWD	32,316	1,048,000	1,060,013	—	(12,013)

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Sale Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 03/15/23	JPM	TWD	108,857	$3,615,918	$3,570,640	$45,278	$—
New Zealand Dollar,
Expiring 01/10/23	SCL	NZD	11,875	7,396,461	7,540,625	—	(144,164)
Expiring 01/10/23	SCL	NZD	7,063	4,399,259	4,485,004	—	(85,745)
Peruvian Nuevo Sol,
Expiring 01/06/23	CITI	PEN	96	25,010	25,307	—	(297)
Expiring 01/17/23	HSBC	PEN	17,568	4,567,928	4,617,864	—	(49,936)
Expiring 01/23/23	MSI	PEN	1,226	320,451	322,143	—	(1,692)
Expiring 01/25/23	BARC	PEN	1,932	489,000	507,460	—	(18,460)
Expiring 01/25/23	CITI	PEN	2,711	686,568	712,005	—	(25,437)
Expiring 01/25/23	CITI	PEN	1,206	299,366	316,645	—	(17,279)
Expiring 01/25/23	GSB	PEN	1,131	285,000	297,146	—	(12,146)
Expiring 01/25/23	GSB	PEN	360	93,000	94,631	—	(1,631)
Expiring 01/25/23	MSI	PEN	1,128	283,000	296,282	—	(13,282)
Expiring 01/25/23	SCL	PEN	975	245,000	256,117	—	(11,117)
Expiring 03/02/23	CITI	PEN	11,280	2,806,019	2,953,074	—	(147,055)
Expiring 05/10/23	GSB	PEN	37,550	9,436,933	9,779,798	—	(342,865)
Expiring 05/10/23	GSB	PEN	6,864	1,725,056	1,787,731	—	(62,675)
Philippine Peso,
Expiring 03/15/23	JPM	PHP	45,090	805,000	807,848	—	(2,848)
Expiring 03/15/23	MSI	PHP	200,195	3,528,900	3,586,719	—	(57,819)
Expiring 03/15/23	SCB	PHP	37,994	669,000	680,710	—	(11,710)
Polish Zloty,
Expiring 01/19/23	BOA	PLN	2,617	579,544	596,230	—	(16,686)
Expiring 01/19/23	CITI	PLN	1,930	436,000	439,837	—	(3,837)
Expiring 01/19/23	GSI	PLN	3,556	795,000	810,182	—	(15,182)
Expiring 01/19/23	GSI	PLN	2,378	531,000	541,881	—	(10,881)
Expiring 01/19/23	JPM	PLN	2,311	523,000	526,519	—	(3,519)
Expiring 01/19/23	MSI	PLN	1,997	442,000	455,156	—	(13,156)
Singapore Dollar,
Expiring 01/19/23	BARC	SGD	634	471,120	473,845	—	(2,725)
South African Rand,
Expiring 03/13/23	HSBC	ZAR	9,275	510,238	542,457	—	(32,219)
Expiring 03/27/23	JPM	ZAR	844	46,397	49,308	—	(2,911)
South Korean Won,
Expiring 03/15/23	BARC	KRW	257,421	201,000	204,786	—	(3,786)
Expiring 03/15/23	CITI	KRW	263,509	202,000	209,630	—	(7,630)
Expiring 03/15/23	JPM	KRW	313,128	244,000	249,103	—	(5,103)
Expiring 03/15/23	SCB	KRW	263,453	203,000	209,586	—	(6,586)
Swiss Franc,
Expiring 01/19/23	CITI	CHF	202	205,047	218,905	—	(13,858)
Thai Baht,
Expiring 01/19/23	BARC	THB	6,858	199,000	198,424	576	—
Expiring 01/19/23	GSB	THB	2,606	74,768	75,398	—	(630)
Expiring 01/19/23	GSB	THB	6	164	164	—	—
Expiring 03/15/23	CITI	THB	20,850	603,000	606,461	—	(3,461)
Expiring 03/15/23	GSI	THB	117,370	3,348,656	3,413,915	—	(65,259)
Expiring 03/15/23	GSI	THB	10,334	288,000	300,574	—	(12,574)
Expiring 03/15/23	SCB	THB	20,264	566,000	589,427	—	(23,427)

				$406,044,230	$412,254,547	1,510,541	(7,720,858)

						$5,186,386	$(7,772,688)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Cross currency exchange contracts outstanding at December 31, 2022:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/19/23	Buy	AUD	279	EUR	180	$—	$(2,579)	JPM
01/19/23	Buy	CZK	4,526	EUR	185	1,826	—	MSI
01/19/23	Buy	CZK	5,383	EUR	220	2,202	—	MSI
01/19/23	Buy	CZK	11,098	EUR	453	4,945	—	GSI
01/19/23	Buy	CZK	11,787	EUR	476	10,243	—	BOA
01/19/23	Buy	CZK	12,937	EUR	528	6,267	—	HSBC
01/19/23	Buy	CZK	17,936	EUR	724	16,339	—	GSI
01/19/23	Buy	CZK	19,866	EUR	808	12,366	—	HSBC
01/19/23	Buy	CZK	19,948	EUR	805	18,365	—	BOA
01/19/23	Buy	CZK	22,117	EUR	903	9,281	—	GSI
01/19/23	Buy	EUR	129	HUF	53,223	—	(3,422)	GSI
01/19/23	Buy	EUR	179	HUF	73,348	—	(3,370)	MSI
01/19/23	Buy	EUR	180	PLN	857	—	(2,351)	HSBC
01/19/23	Buy	EUR	211	HUF	86,145	—	(3,609)	MSI
01/19/23	Buy	EUR	256	HUF	106,839	—	(10,498)	MSI
01/19/23	Buy	EUR	262	HUF	108,983	—	(9,776)	BARC
01/19/23	Buy	EUR	350	HUF	143,796	—	(8,026)	GSI
01/19/23	Buy	EUR	356	HUF	149,183	—	(15,775)	MSI
01/19/23	Buy	EUR	411	HUF	170,573	—	(13,989)	MSI
01/19/23	Buy	EUR	427	CZK	10,455	—	(4,526)	HSBC
01/19/23	Buy	EUR	760	PLN	3,604	—	(6,829)	CITI
01/19/23	Buy	HUF	134,001	EUR	317	17,637	—	BOA
01/19/23	Buy	HUF	173,304	EUR	407	25,018	—	MSI
01/19/23	Buy	PLN	1,399	EUR	292	5,894	—	MSI
01/19/23	Buy	PLN	1,697	EUR	352	9,018	—	BOA
01/19/23	Buy	PLN	3,108	EUR	638	23,920	—	BOA

						$163,321	$(84,750)

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJ-A	01/14/23	0.250	%(M)	5,755	*	$1,955	$(40)	$1,995	GSI

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2022(4)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
British Telecommunications PLC	12/20/27	1.000	%(Q)	EUR	2,000	1.524%	$(5,973)	$(49,394)	$(43,421)
General Electric Co.	12/20/23	1.000	%(Q)		1,800	0.438%	(18,219)	10,262	28,481
General Electric Co.	12/20/23	1.000	%(Q)		300	0.438%	(3,779)	1,710	5,489
Jaguar Land Rover Automotive	06/20/26	5.000	%(Q)	EUR	800	9.626%	37,186	(103,509)	(140,695)
Rolls-Royce PLC	12/20/24	1.000	%(Q)	EUR	1,000	2.040%	(1,526)	(20,597)	(19,071)
Stellantis NV	12/20/26	5.000	%(Q)	EUR	700	1.513%	126,025	96,545	(29,480)
Tesco PLC	06/20/25	1.000	%(Q)	EUR	1,700	0.873%	(26,189)	6,094	32,283

							$107,525	$(58,889)	$(166,414)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Credit default swap agreements outstanding at December 31, 2022: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	03/20/23	1.000	%(Q)	545	$71,249	$66,038	$5,211	BARC
People’s Republic of China	06/20/23	(1.000	)%(Q)	4,900	(18,373)	(11,562)	(6,811)	GSI
South Korea Govt	06/20/23	(1.000	)%(Q)	6,800	(23,978)	(20,128)	(3,850)	BNP
South Korea Govt	06/20/23	(1.000	)%(Q)	1,700	(5,995)	(5,183)	(812)	HSBCNA
United Mexican States	06/20/23	1.000	%(Q)	575	(1,982)	441	(2,423)	CITI
United Mexican States	06/20/23	1.000	%(Q)	565	(1,948)	1,096	(3,044)	CITI
United Mexican States	06/20/23	1.000	%(Q)	190	(655)	410	(1,065)	CITI
United Mexican States	06/20/23	1.000	%(Q)	190	(655)	379	(1,034)	CITI
United Mexican States	06/20/23	1.000	%(Q)	190	(655)	137	(792)	CITI
United Mexican States	06/20/23	1.000	%(Q)	100	(344)	77	(421)	CITI
United Mexican States	12/20/24	1.000	%(Q)	140	(998)	388	(1,386)	CITI

					$15,666	$32,093	$(16,427)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Federative Republic of Brazil	12/20/23	1.000	%(Q)	200	0.802%	$443	$(1,548)	$1,991	HSBCNA
International Bank for Reconstruction and Development	06/20/23	0.250	%(Q)	4,770	0.149%	2,651	2,216	435	BOA
Petroleos Mexicanos	06/20/23	1.000	%(Q)	480	2.539%	(3,281)	(3,246)	(35)	CITI
Petroleos Mexicanos	06/20/23	1.000	%(Q)	470	2.539%	(3,213)	(3,818)	605	CITI
Petroleos Mexicanos	06/20/23	1.000	%(Q)	160	2.539%	(1,094)	(1,332)	238	CITI
Petroleos Mexicanos	06/20/23	1.000	%(Q)	160	2.539%	(1,094)	(1,308)	214	CITI
Petroleos Mexicanos	06/20/23	1.000	%(Q)	160	2.539%	(1,094)	(1,087)	(7)	CITI
Petroleos Mexicanos	06/20/23	1.000	%(Q)	80	2.539%	(547)	(541)	(6)	CITI
Petroleos Mexicanos	12/20/24	1.000	%(Q)	140	4.065%	(7,752)	(5,203)	(2,549)	CITI
Republic of Colombia	06/20/27	1.000	%(Q)	1,100	2.538%	(65,487)	(44,922)	(20,565)	BNP
Republic of Colombia	06/20/27	1.000	%(Q)	800	2.538%	(47,626)	(24,693)	(22,933)	GSI
Republic of Colombia	06/20/27	1.000	%(Q)	800	2.538%	(47,626)	(24,693)	(22,933)	MSCS
Republic of Columbia	12/20/26	1.000	%(Q)	3,400	2.315%	(156,339)	(73,960)	(82,379)	BNP
Republic of Columbia	12/20/27	1.000	%(Q)	900	2.714%	(65,277)	(76,523)	11,246	MSCS
Republic of Columbia	12/20/27	1.000	%(Q)	400	2.714%	(29,012)	(34,010)	4,998	GSI
Republic of Columbia	12/20/27	1.000	%(Q)	200	2.714%	(14,506)	(17,009)	2,503	BNP
Republic of South Africa	12/20/25	1.000	%(Q)	1,100	1.718%	(21,255)	(37,368)	16,113	GSI
Republic of Turkey	12/20/23	1.000	%(Q)	1,600	3.559%	(37,870)	(61,359)	23,489	BOA
Republic of Turkey	12/20/23	1.000	%(Q)	400	3.559%	(9,467)	(13,522)	4,055	BARC
Republic of Turkey	12/20/23	1.000	%(Q)	200	3.559%	(4,733)	(6,530)	1,797	BARC
Republic of Turkey	06/20/27	1.000	%(Q)	1,500	4.985%	(215,619)	(306,313)	90,694	BNP

						$(729,798)	$(736,769)	$6,971

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.IG.37	12/20/31	1.000%(Q)	1,200	$2,123	$7,567	$5,444
CDX.NA.IG.38	06/20/32	1.000%(Q)	1,300	18,272	11,642	(6,630)
CDX.NA.IG.38.V1	06/20/27	1.000%(Q)	14,850	(104,342)	(160,744)	(56,402)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Credit default swap agreements outstanding at December 31, 2022: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1)(cont’d.):
CDX.NA.IG.39	12/20/32	1.000%(Q)		18,500	$414,766	$247,555	$(167,211)
iTraxx Europe Series 31.V2	06/20/29	1.000%(Q)	EUR	11,600	(56,333)	18,644	74,977
iTraxx Europe Series 38.V1	12/20/32	1.000%(Q)	EUR	8,800	259,363	168,084	(91,279)

					$533,849	$292,748	$(241,101)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	36,969	0.819%	$260,792	$306,968	$46,176

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on credit indices - Sell Protection(2):
CMBX.NA.8.AAA	10/17/57	0.500%(M)	3,300	*	$2,764	$(156,971)	$159,735	DB
CMBX.NA.8.AAA	10/17/57	0.500%(M)	1,000	*	838	(47,219)	48,057	GSI
CMBX.NA.8.AAA	10/17/57	0.500%(M)	600	*	502	(38,211)	38,713	ML

					$4,104	$(242,401)	$246,505

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2022:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

OTC Currency Swap Agreements:
AUD 8,100	3 Month BBSW plus 42.00 bps(Q)/ 3.685%	5,589	3 Month LIBOR(Q)/ 4.767%	CITI	07/31/29	$10,961	$—	$10,961
AUD 8,000	3 Month BBSW plus 42.25 bps(Q)/ 3.688%	5,520	3 Month LIBOR(Q)/ 4.767%	GSB	08/01/29	11,420	—	11,420

						$22,381	$—	$22,381

Inflation swap agreements outstanding at December 31, 2022:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
EUR	2,940	03/15/24	1.030%(T)	France CPI ex Tobacco Household(1)(T)	$(283)	$287,219	$287,502
EUR	4,400	09/15/24	3.520%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	(2,184)	(76,589)	(74,405)
EUR	2,100	09/15/24	3.720%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	(3,885)	(27,714)	(23,829)
EUR	5,900	09/15/24	3.850%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(61,696)	(61,696)
EUR	1,600	05/15/27	3.000%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	700	54,631	53,931
EUR	700	05/15/27	3.130%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	19,072	19,072
EUR	440	03/15/28	1.535%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	48	(69,189)	(69,237)
EUR	1,710	05/15/28	1.620%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	68	(259,134)	(259,202)
EUR	2,500	08/15/30	2.359%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	12,682	103,094	90,412
EUR	9,500	03/15/31	1.380%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	(56,492)	(2,017,060)	(1,960,568)
EUR	2,600	05/15/32	2.600%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	12,603	107,243	94,640
EUR	900	06/15/32	2.570%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	25,998	25,998
EUR	2,200	06/15/32	2.720%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(14,577)	29,662	44,239
EUR	1,400	07/15/32	2.470%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	53,497	53,497
EUR	500	03/15/33	1.710%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(415)	84,528	84,943
EUR	1,790	05/15/37	2.488%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	2,014	(104,081)	(106,095)
EUR	40	01/15/38	1.910%(T)	France CPI ex Tobacco Household(2)(T)	56	(8,227)	(8,283)
EUR	315	03/15/48	1.946%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	912	(78,685)	(79,597)
EUR	300	03/15/52	2.580%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	234	(24,906)	(25,140)
EUR	600	03/15/52	2.590%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	(15,285)	(47,800)	(32,515)
EUR	200	04/15/52	2.550%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	250	(15,853)	(16,103)
EUR	260	05/15/52	2.421%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(30,146)	(30,146)
EUR	700	12/15/52	2.590%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(7,831)	(7,831)
GBP	1,100	09/15/23	4.480%(T)	U.K. Retail Price Index(1)(T)	—	174,076	174,076
GBP	4,100	03/15/24	6.290%(T)	U.K. Retail Price Index(1)(T)	(1,295)	306,297	307,592
GBP	900	05/15/24	6.440%(T)	U.K. Retail Price Index(1)(T)	—	52,133	52,133
GBP	4,000	05/15/24	6.600%(T)	U.K. Retail Price Index(1)(T)	3,512	216,199	212,687
GBP	1,000	06/15/24	5.200%(T)	U.K. Retail Price Index(1)(T)	—	50,962	50,962
GBP	2,900	06/15/24	5.330%(T)	U.K. Retail Price Index(1)(T)	—	138,762	138,762
GBP	24,500	01/15/25	3.330%(T)	U.K. Retail Price Index(2)(T)	301,664	(4,706,332)	(5,007,996)
GBP	5,800	12/15/26	4.735%(T)	U.K. Retail Price Index(1)(T)	(53,166)	566,127	619,293
GBP	1,900	02/15/27	4.615%(T)	U.K. Retail Price Index(1)(T)	—	172,196	172,196
GBP	2,200	02/15/27	4.626%(T)	U.K. Retail Price Index(1)(T)	1,738	197,906	196,168
GBP	1,430	01/15/30	3.400%(T)	U.K. Retail Price Index(2)(T)	(430)	(307,580)	(307,150)
GBP	3,100	05/15/30	3.346%(T)	U.K. Retail Price Index(2)(T)	5,754	(706,176)	(711,930)
GBP	2,500	06/15/30	3.400%(T)	U.K. Retail Price Index(2)(T)	93,807	(498,151)	(591,958)
GBP	800	04/15/31	3.700%(T)	U.K. Retail Price Index(2)(T)	6,260	(165,990)	(172,250)
GBP	2,080	04/15/31	3.750%(T)	U.K. Retail Price Index(2)(T)	321	(418,720)	(419,041)
GBP	1,400	09/15/31	4.066%(T)	U.K. Retail Price Index(2)(T)	—	(190,648)	(190,648)
GBP	1,900	01/15/32	4.300%(T)	U.K. Retail Price Index(1)(T)	3,947	149,991	146,044

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Inflation swap agreements outstanding at December 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements (cont’d):
GBP	400	09/15/32	4.125%(T)	U.K. Retail Price Index(1)(T)	$—	$4,957	$4,957
GBP	930	09/15/32	4.125%(T)	U.K. Retail Price Index(1)(T)	—	11,526	11,526
GBP	4,170	09/15/32	4.130%(T)	U.K. Retail Price Index(1)(T)	357	49,134	48,777
GBP	1,800	10/15/32	4.143%(T)	U.K. Retail Price Index(1)(T)	—	18,862	18,862
GBP	1,000	03/15/36	3.566%(T)	U.K. Retail Price Index(2)(T)	—	(203,976)	(203,976)
GBP	2,400	03/15/36	3.580%(T)	U.K. Retail Price Index(2)(T)	(11,629)	(483,331)	(471,702)
	7,200	02/05/23	2.210%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	650,788	650,788
	500	03/03/23	5.000%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(7,227)	(7,227)
	2,400	03/07/23	4.950%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(34,686)	(34,686)
	10,000	03/08/23	5.033%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(135,105)	(135,105)
	4,700	03/21/23	5.470%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(35,619)	(35,619)
	4,070	04/27/23	2.263%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(69)	338,361	338,430
	1,140	05/09/23	2.263%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	95,131	95,131
	1,760	05/10/23	2.281%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	142,088	142,088
	5,200	02/26/26	2.314%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	503,553	503,553
	5,000	03/05/26	2.419%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	458,930	458,930
	4,000	05/13/26	2.768%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	286,234	286,234
	1,600	05/14/26	2.813%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	110,799	110,799
	2,880	05/25/26	2.703%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	361	212,209	211,848
	300	06/01/26	2.690%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	22,063	22,063
	3,660	02/05/28	2.335%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	4,795	(324,864)	(329,659)
	1,140	05/09/28	2.353%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(97,625)	(97,625)
	1,720	05/09/28	2.360%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(145,987)	(145,987)
	1,760	05/10/28	2.364%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(148,797)	(148,797)
	500	06/06/28	2.370%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(59)	(42,656)	(42,597)
	200	08/26/28	2.573%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	12,050	12,050
	900	09/10/28	2.645%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	47,459	47,459
	2,700	07/25/29	1.998%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	1,463	(334,097)	(335,560)
	3,300	11/20/29	1.883%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	2,301	(453,269)	(455,570)
	6,000	05/19/30	1.280%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(1,162,741)	(1,162,741)
	7,300	02/24/31	2.311%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	2,759	763,944	761,185

					$298,837	$(6,914,807)	$(7,213,644)

(1) The Portfolio pays the fixed rate and receives the floating rate.

(2) The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2022:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	81,200	03/15/24	3.750%(Q)	3 Month BBSW(1)(Q)/ 3.265%	$90,070	$169,077	$79,007
AUD	9,000	06/17/30	1.250%(S)	6 Month BBSW(1)(S)/ 3.765%	(139,811)	1,256,907	1,396,718
AUD	1,800	09/15/32	4.250%(S)	6 Month BBSW(2)(S)/ 3.765%	(2,250)	(28,918)	(26,668)
AUD	50,100	09/15/32	4.500%(S)	6 Month BBSW(2)(S)/ 3.765%	(28,536)	(487,803)	(459,267)
AUD	2,900	03/15/33	4.250%(S)	6 Month BBSW(2)(S)/ 3.765%	(30,342)	(52,732)	(22,390)
BRL	15,000	01/04/27	6.280%(T)	1 Day BROIS(1)(T)/ 0.051%	—	474,312	474,312
CAD	3,500	03/03/25	1.220%(S)	3 Month CDOR(2)(S)/ 4.935%	—	(192,737)	(192,737)
CAD	5,600	06/17/25	1.500%(S)	3 Month CDOR(2)(S)/ 4.935%	(21,017)	(274,524)	(253,507)
CAD	6,600	12/18/29	1.900%(S)	3 Month CDOR(2)(S)/ 4.935%	54,981	(537,150)	(592,131)
CAD	14,500	06/17/30	1.500%(S)	3 Month CDOR(2)(S)/ 4.935%	45,047	(1,539,918)	(1,584,965)
CAD	3,600	06/16/31	1.250%(S)	3 Month CDOR(2)(S)/ 4.935%	(394,658)	(479,319)	(84,661)
CAD	4,000	12/18/48	2.750%(S)	3 Month CDOR(2)(S)/ 4.935%	(28,700)	(506,311)	(477,611)
CHF	1,800	02/10/27	0.294%(A)	3 Month SARON(2)(A)/ 0.942%	(3,168)	(107,397)	(104,229)
CHF	3,200	02/14/27	0.283%(A)	3 Month SARON(2)(A)/ 0.942%	—	(194,077)	(194,077)
CHF	2,600	02/15/27	0.300%(A)	3 MonthSARON(2)(A)/ 0.942%	—	(155,354)	(155,354)
CHF	2,000	05/16/27	0.343%(A)	3MonthSARON(2)(A)/0.942%	—	(129,679)	(129,679)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	28,400	03/16/27	2.500%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	$10,437	$(35,643)	$(46,080)
CNH	22,000	12/21/27	2.500%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	(13,164)	(41,075)	(27,911)
CZK	17,500	01/30/29	1.913%(A)	6 Month PRIBOR(2)(S)/ 7.260%	—	(140,916)	(140,916)
EUR	26,900	11/21/23	(0.526)%(A)	3 Month EURIBOR(2)(Q)/ 2.132%	—	(990,476)	(990,476)
EUR	4,700	03/30/24	1.000%(A)	6 Month EURIBOR(2)(S)/ 2.693%	(11,233)	(125,683)	(114,450)
EUR	700	08/10/24	0.550%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(32,415)	(32,415)
EUR	200	08/10/24	0.550%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(9,261)	(9,261)
EUR	15,000	11/23/24	1.000%(A)	1 Day EuroSTR(2)(A)/ 1.890%	(464,252)	(652,293)	(188,041)
EUR	19,800	03/15/25	1.500%(A)	6 Month EURIBOR(2)(S)/ 2.693%	(495,522)	(792,213)	(296,691)
EUR	10,750	03/19/27	3.000%(A)	6 Month EURIBOR(2)(S)/ 2.693%	(5,325)	(21,883)	(16,558)
EUR	1,200	04/11/27	0.700%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(126,135)	(126,135)
EUR	1,100	04/11/27	0.700%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(115,624)	(115,624)
EUR	2,600	04/12/27	0.650%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(280,527)	(280,527)
EUR	2,100	04/12/27	0.650%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(226,579)	(226,579)
EUR	1,400	05/11/27	0.650%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(153,828)	(153,828)
EUR	1,400	05/11/27	0.650%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(153,828)	(153,828)
EUR	2,600	05/13/27	1.000%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(239,757)	(239,757)
EUR	2,400	05/13/27	1.000%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(221,314)	(221,314)
EUR	1,200	05/18/27	1.000%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(110,661)	(110,661)
EUR	1,100	05/18/27	1.000%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(101,440)	(101,440)
EUR	73,100	03/15/28	1.500%(A)	6 Month EURIBOR(2)(S)/ 2.693%	(3,902,935)	(6,292,754)	(2,389,819)
EUR	14,700	11/04/32	0.000%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(4,273,850)	(4,273,850)
EUR	14,400	11/08/32	0.000%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(4,191,737)	(4,191,737)
EUR	54,300	03/15/33	1.750%(A)	6 Month EURIBOR(2)(S)/ 2.693%	(5,803,767)	(7,226,940)	(1,423,173)
EUR	3,500	03/15/33	1.750%(A)	6 Month EURIBOR(1)(S)/ 2.693%	354,113	465,825	111,712
EUR	4,810	03/15/33	3.000%(A)	6 Month EURIBOR(1)(S)/ 2.693%	16,439	31,122	14,683
EUR	5,790	09/21/37	2.250%(A)	6 Month EURIBOR(2)(S)/ 2.693%	(492)	(633,856)	(633,364)
EUR	3,540	09/21/42	2.250%(A)	6 Month EURIBOR(2)(S)/ 2.693%	265,437	(375,012)	(640,449)
EUR	450	05/27/50	0.054%(A)	6 Month EURIBOR(1)(S)/ 2.693%	—	197,531	197,531
EUR	2,400	11/04/52	0.190%(A)	6 Month EURIBOR(1)(S)/ 2.693%	—	1,217,774	1,217,774
EUR	2,500	11/04/52	0.195%(A)	6 Month EURIBOR(1)(S)/ 2.693%	—	1,265,798	1,265,798
EUR	4,800	11/08/52	0.197%(A)	6 Month EURIBOR(1)(S)/ 2.693%	—	2,428,988	2,428,988
EUR	900	11/17/52	0.064%(A)	6Month EURIBOR(1)(S)/2.693%	—	481,078	481,078
EUR	2,700	12/09/52	0.830%(A)	6 Month EURIBOR(1)(S)/ 2.693%	6,987	87,127	80,140
EUR	400	03/15/53	1.500%(A)	6 Month EURIBOR(2)(S)/ 2.693%	(46,221)	(88,011)	(41,790)
EUR	5,500	03/15/53	1.500%(A)	6 Month EURIBOR(1)(S)/ 2.693%	945,376	1,210,149	264,773
GBP	33,050	02/07/23	0.010%(A)	1 Day SONIA(2)(A)/ 3.428%	100	(700,233)	(700,333)
GBP	508	05/08/23	0.950%(A)	1 Day SONIA(1)(A)/ 3.428%	(11,574)	16,320	27,894
GBP	565	05/08/24	0.950%(A)	1 Day SONIA(1)(A)/ 3.428%	(17,910)	35,602	53,512
GBP	400	03/15/25	2.500%(A)	1 Day SONIA(2)(A)/ 3.428%	(11,546)	(18,113)	(6,567)
GBP	2,737	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 3.428%	(144,600)	351,892	496,492
GBP	6,600	03/15/28	2.250%(A)	1 Day SONIA(2)(A)/ 3.428%	(385,315)	(641,988)	(256,673)
GBP	977	10/22/28	0.680%(A)	1 Day SONIA(1)(A)/ 3.428%	—	204,287	204,287
GBP	1,205	05/08/29	1.100%(A)	1 Day SONIA(1)(A)/ 3.428%	(94,015)	235,613	329,628
GBP	247	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/ 3.428%	(10,753)	56,928	67,681
GBP	21,000	03/15/33	2.000%(A)	1 Day SONIA(2)(A)/ 3.428%	(3,230,060)	(3,574,881)	(344,821)
GBP	2,700	03/16/42	0.500%(A)	1 Day SONIA(1)(A)/ 3.428%	1,339,298	1,403,136	63,838
GBP	1,300	03/15/53	2.000%(A)	1 Day SONIA(2)(A)/ 3.428%	(400,214)	(411,523)	(11,309)
INR	1,968,010	09/21/24	6.250%(S)	1 Month MIBOR(2)(S)/ 6.600%	(2,076)	(97,333)	(95,257)
INR	1,192,400	09/21/24	6.500%(S)	1 Month MIBOR(2)(S)/ 6.600%	(35,114)	(719)	34,395
INR	1,017,970	03/16/27	5.750%(S)	1 Month MIBOR(1)(S)/ 6.600%	566,492	304,471	(262,021)
INR	524,500	09/21/27	6.500%(S)	1 Month MIBOR(1)(S)/ 6.600%	35,556	(16,638)	(52,194)
INR	102,400	03/16/32	6.250%(S)	1 Month MIBOR(1)(S)/ 6.600%	75,482	26,667	(48,815)
JPY	2,520,000	03/16/24	0.000%(A)	1 Day TONAR(2)(A)/ (0.022)%	(12,073)	(26,378)	(14,305)
JPY	490,000	06/19/24	0.000%(S)	1 Day TONAR(1)(S)/ (0.022)%	(4,791)	13,080	17,871
JPY	6,590,000	06/17/25	0.000%(S)	1 Day TONAR(1)(S)/ (0.022)%	(69,537)	473,328	542,865
JPY	440,000	12/15/26	0.000%(A)	1 Day TONAR(2)(A)/ (0.022)%	(25,962)	(65,328)	(39,366)

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	90,000	12/16/30	0.000%(S)	1 Day TONAR(1)(S)/ (0.022)%	$3,954	$45,906	$41,952
JPY	320,000	08/17/31	0.000%(A)	1 Day TONAR(1)(A)/ (0.022)%	20,810	170,844	150,034
JPY	340,000	12/15/31	0.050%(A)	1 Day TONAR(2)(A)/ (0.022)%	(89,285)	(180,836)	(91,551)
JPY	510,000	03/15/32	0.250%(A)	1 Day TONAR(1)(A)/ (0.022)%	100,684	204,793	104,109
JPY	1,930,000	06/19/39	0.400%(S)	1 Day TONAR(2)(S)/ (0.022)%	418,058	(1,836,934)	(2,254,992)
JPY	711,000	12/15/41	0.200%(A)	1 Day TONAR(1)(A)/ (0.022)%	525,113	970,610	445,497
JPY	239,000	03/15/42	0.500%(A)	1 Day TONAR(1)(A)/ (0.022)%	70,716	230,021	159,305
JPY	70,000	12/15/51	0.450%(A)	1 Day TONAR(1)(A)/ (0.022)%	95,581	116,048	20,467
JPY	1,430,000	06/15/52	0.800%(A)	1 Day TONAR(2)(A)/ (0.022)%	(177,852)	(1,414,802)	(1,236,950)
KRW	15,800,380	09/21/27	3.000%(Q)	3 Month KWCDC(2)(Q)/ 3.980%	(36,338)	(335,628)	(299,290)
KRW	11,865,710	09/21/27	3.250%(Q)	3 Month KWCDC(2)(Q)/ 3.980%	26,532	(148,519)	(175,051)
KRW	2,682,200	06/15/32	3.000%(Q)	3 Month KWCDC(2)(Q)/ 3.980%	1,092	(87,036)	(88,128)
KRW	938,400	06/15/32	3.250%(Q)	3 Month KWCDC(2)(Q)/ 3.980%	2,478	(15,027)	(17,505)
MXN	20,200	02/26/25	6.080%(M)	28 Day Mexican Interbank Rate(2)(M)/ 10.770%	—	(76,560)	(76,560)
MXN	25,300	07/07/25	4.870%(M)	28 Day Mexican Interbank Rate(2)(M)/ 10.770%	1,917	(133,770)	(135,687)
NOK	9,200	11/12/24	1.993%(A)	6 Month NIBOR(1)(S)/ 3.510%	(4,815)	29,059	33,874
NOK	13,200	03/18/25	1.635%(A)	6 Month NIBOR(1)(S)/ 3.510%	—	46,940	46,940
NZD	20,500	11/01/23	3.000%(S)	3 Month BBR(2)(Q)/ 4.650%	3,375	(276,677)	(280,052)
NZD	19,300	12/15/23	3.000%(S)	3 Month BBR(2)(Q)/ 4.650%	(2,546)	(285,744)	(283,198)
NZD	750	03/17/24	0.528%(S)	3 Month BBR(2)(Q)/ 4.650%	(17)	(27,563)	(27,546)
NZD	43,500	06/14/24	4.000%(S)	3 Month BBR(2)(Q)/ 4.650%	(81,014)	(417,319)	(336,305)
NZD	5,100	06/15/27	3.750%(S)	3 Month BBR(2)(Q)/ 4.650%	(39,024)	(149,409)	(110,385)
NZD	3,300	03/21/28	3.250%(S)	3 Month BBR(1)(Q)/ 4.650%	6,428	136,724	130,296
SEK	23,000	06/19/24	0.500%(A)	3 Month STIBOR(2)(Q)/ 2.701%	15,705	(89,786)	(105,491)
SGD	6,900	06/15/27	2.750%(S)	1 Day SORA(2)(S)/2.529%	(10,044)	(83,864)	(73,820)
SGD	2,800	06/15/27	3.000%(S)	1 Day SORA(2)(S)/ 2.529%	(370)	(12,298)	(11,928)
SGD	500	09/21/27	2.500%(S)	1 Day SORA(2)(S)/ 2.529%	(2,176)	(10,865)	(8,689)
SGD	10,360	09/21/27	2.750%(S)	1 Day SORA(2)(S)/ 2.529%	(94,425)	(135,742)	(41,317)
SGD	1,420	12/21/27	3.250%(S)	1 Day SORA(2)(S)/ 2.529%	11,981	6,384	(5,597)
SGD	3,850	12/21/27	3.750%(S)	1 Day SORA(2)(S)/ 2.529%	(21,886)	83,224	105,110
	5,300	03/30/23	0.250%(S)	3Month LIBOR(2)(Q)/ 4.767%	241	(105,785)	(106,026)
	34,100	04/27/23	—(3)	—(3)	—	21,151	21,151
	7,400	03/07/24	—(4)	—(4)	—	12,205	12,205
	27,600	06/15/24	1.750%(A)	1 Day SOFR(2)(A)/ 4.300%	(1,160,106)	(1,316,479)	(156,373)
	14,900	06/30/24	2.965%(A)	1 Day SOFR(2)(A)/ 4.300%	—	(400,872)	(400,872)
	12,100	06/30/24	2.968%(A)	1 Day SOFR(2)(A)/ 4.300%	—	(324,833)	(324,833)
	11,250	08/25/24	1.298%(S)	3 MonthLIBOR(1)(Q)/ 4.767%	—	642,188	642,188
	13,000	08/31/24	1.249%(S)	3 Month LIBOR(1)(Q)/ 4.767%	—	751,572	751,572
	27,600	09/06/24	—(7)	—(7)	978	26,470	25,492
	17,700	09/27/24	—(5)	—(5)	—	5,869	5,869
	19,500	10/04/24	—(6)	—(6)	—	38,271	38,271
	2,300	04/30/25	2.710%(A)	1 Day USOIS(1)(A)/ 4.330%	—	62,105	62,105
	54,600	11/30/26	2.965%(A)	1 Day SOFR(1)(A)/ 4.300%	21,138	1,872,113	1,850,975
	56,700	12/15/26	1.250%(S)	3 Month LIBOR(1)(Q)/ 4.767%	(474,362)	6,020,488	6,494,850
	11,200	12/15/26	1.250%(S)	3 Month LIBOR(1)(Q)/ 4.767%	(78,163)	1,189,232	1,267,395
	12,100	06/15/27	1.000%(A)	1 Day SOFR(1)(A)/ 4.300%	385,972	1,493,875	1,107,903
	41,000	06/15/27	1.750%(A)	1 Day SOFR(1)(A)/ 4.300%	2,486,743	3,646,207	1,159,464
	37,200	01/15/28	0.400%(S)	3 Month LIBOR(2)(Q)/ 4.767%	(256,378)	(6,347,104)	(6,090,726)
	10,200	11/21/28	1.840%(S)	3 Month LIBOR(1)(Q)/ 4.767%	—	835,460	835,460
	10,700	12/15/28	1.250%(A)	1 Day SOFR(2)(A)/ 4.300%	7,437	(1,386,165)	(1,393,602)
	17,700	12/15/28	1.500%(S)	3 Month LIBOR(2)(Q)/ 4.767%	232,049	(2,314,446)	(2,546,495)
	2,400	01/20/29	1.630%(S)	3 Month LIBOR(2)(Q)/ 4.767%	—	(299,985)	(299,985)
	2,500	02/09/29	1.618%(A)	1 Day SOFR(2)(A)/ 4.300%	—	(283,442)	(283,442)
	3,900	03/22/29	1.888%(A)	1 Day SOFR(2)(A)/ 4.300%	—	(388,685)	(388,685)
	5,100	04/21/29	2.175%(A)	1 Day SOFR(2)(A)/ 4.300%	—	(428,100)	(428,100)
	4,600	04/30/29	2.730%(A)	1 Day SOFR(1)(A)/ 4.300%	—	249,893	249,893
	2,100	04/30/29	2.750%(A)	1 Day SOFR(1)(A)/ 4.300%	—	111,650	111,650

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	9,400	04/30/29	2.817%(A)	1 DaySOFR(1)(A)/4.300%	$—	$462,681	$462,681
	5,700	04/30/29	2.818%(A)	1 DaySOFR(1)(A)/4.300%	—	280,229	280,229
	3,800	04/30/29	2.819%(A)	1 DaySOFR(1)(A)/4.300%	—	186,719	186,719
	13,800	06/15/29	1.000%(A)	1 DaySOFR(2)(A)/4.300%	(803,163)	(2,220,098)	(1,416,935)
	6,500	06/15/29	1.750%(A)	1 DaySOFR(1)(A)/4.300%	420,315	741,549	321,234
	4,700	06/30/29	3.454%(A)	1 DaySOFR(2)(A)/4.300%	—	(52,797)	(52,797)
	4,300	06/30/29	3.898%(A)	1 DaySOFR(2)(A)/4.300%	—	61,067	61,067
	500	09/08/29	3.050%(A)	1 DaySOFR(2)(A)/4.300%	—	(18,086)	(18,086)
	2,000	09/09/29	3.100%(A)	1 DaySOFR(2)(A)/4.300%	—	(66,215)	(66,215)
	17,900	11/15/31	1.695%(A)	1 DaySOFR(2)(A)/4.300%	(27,493)	(2,582,042)	(2,554,549)
	4,820	06/15/32	1.750%(A)	1 DaySOFR(1)(A)/4.300%	675,479	722,257	46,778
	10,200	06/15/52	1.750%(A)	1 DaySOFR(2)(A)/4.300%	(2,609,236)	(2,841,281)	(232,045)
	1,500	09/16/52	2.906%(A)	1 DaySOFR(2)(A)/4.300%	—	(89,354)	(89,354)
	2,100	11/21/53	1.888%(S)	3 MonthLIBOR(2)(Q)/4.767	—	(572,742)	(572,742)
ZAR	28,300	06/20/23	7.250%(Q)	3 MonthJIBAR(2)(Q)/7.258%	(2,856)	(2,014)	842

					$(12,477,891)	$(31,770,852)	$(19,292,961)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
MYR	7,300	09/21/27	3.500%(Q)	3 Month KLIBOR(1)(Q)/ 3.680%	$16,905	$1,998	$14,907	GSB
MYR	7,100	09/21/27	3.500%(Q)	3 Month KLIBOR(1)(Q)/ 3.680%	16,442	4,905	11,537	SCL
MYR	7,000	09/21/27	3.500%(Q)	3 Month KLIBOR(1)(Q)/ 3.680%	16,210	2,348	13,862	BOA
MYR	3,700	09/21/27	3.500%(Q)	3 Month KLIBOR(1)(Q)/ 3.680%	8,569	2,597	5,972	JPM
MYR	12,400	03/16/32	3.500%(Q)	3 Month KLIBOR(1)(Q)/ 3.680%	104,773	12,632	92,141	CITI
MYR	600	09/21/32	3.750%(Q)	3 Month KLIBOR(1)(Q)/ 3.680%	2,812	(476)	3,288	GSB
THB	534,154	09/21/24	2.000%(Q)	1 Day THOR(1)(Q)/ 1.245%	(31,635)	29,486	(61,121)	SCL
THB	431,700	09/21/24	2.000%(Q)	1 Day THOR(1)(Q)/ 1.245%	(25,568)	(37,342)	11,774	GSI
THB	144,300	09/21/24	2.000%(Q)	1 Day THOR(1)(Q)/ 1.245%	(8,546)	(4,968)	(3,578)	BOA
THB	4,636	09/21/27	2.000%(Q)	1 Day THOR(1)(Q)/ 1.245%	1,141	175	966	SCL
THB	141,100	09/21/27	2.250%(Q)	1 Day THOR(1)(Q)/ 1.245%	(11,521)	(21,153)	9,632	SCL
THB	32,200	09/21/27	2.250%(Q)	1 Day THOR(1)(Q)/ 1.245%	(2,630)	(7,387)	4,757	SCL
THB	137,100	06/15/32	2.750%(S)	6 Month THBFIX(2)(S)/ 1.648%	70,067	(44,685)	114,752	BOA

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements (cont’d.):
THB	68,300	09/21/32	2.500%(S)	6 Month THBFIX(2)(S)/ 1.648%	$1,519	$(10,929)	$12,448	GSI

					$158,538	$(72,799)	$231,337

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.
(3)	The Portfolio pays the floating rate of 1 Month LIBOR plus 7.25 bps quarterly / 11.642% and receives the floating rate of 3 Month LIBOR quarterly / 4.767%.
(4)	The Portfolio pays the floating rate of 1 Month LIBOR plus 7.00 bps quarterly / 11.392% and receives the floating rate of 3 Month LIBOR quarterly / 4.767%.
(5)	The Portfolio pays the floating rate of 1 Month LIBOR plus 10.50 bps quarterly / 14.892% and receives the floating rate of 3 Month LIBOR quarterly / 4.767%.
(6)	The Portfolio pays the floating rate of 1 Month LIBOR plus 10.20 bps quarterly / 14.592% and receives the floating rate of 3 Month LIBOR quarterly / 4.767%.
(7)	The Portfolio pays the floating rate of 1 Month LIBOR plus 8.80 bps quarterly / 13.192% and receives the floating rate of 3 Month LIBOR quarterly / 4.767%.

Total return swap agreements outstanding at December 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Bloomberg Commodity Index 1-Month Forward Total Return(M)	+12bps(M)	BNP	02/15/23	3,878	$(67)	$—	$(67)
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +453bps(M)/ 8.880%	BNP	02/15/23	(4,084)	35,822	—	35,822
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +453bps(M)/ 8.880%	CITI	02/15/23	1,830	(16,358)	—	(16,358)
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +453bps(M)/ 8.880%	SGP	02/15/23	2,351	(21,019)	—	(21,019)
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +453bps(M)/ 8.880%	ML	02/15/23	3,487	(31,176)	—	(31,176)
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +455bps(M)/ 8.900%	BNP	02/15/23	6,092	(54,276)	—	(54,276)
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +455bps(M)/ 8.900%	GSI	02/15/23	28,685	(255,596)	—	(255,596)
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +455bps(M)/ 8.900%	BNP	02/15/23	73,320	(653,329)	—	(653,329)
Bloomberg Commodity Index Total Return(Q)	3 Month U.S. Treasury Bill(Q)/ 4.350%	BOA	03/31/23	30,510	(4,335)	—	(4,335)

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Total return swap agreements outstanding at December 31, 2022 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements (cont’d.):
Bloomberg Commodity Index(T)	–	UAGS	01/20/23	1,595	$55,683	$ —	$ 55,683
Bloomberg Commodity Index(T)	–	MSCS	02/08/23	904	33,265	—	33,265
Bloomberg Commodity Index(T)	–	UAGS	03/16/23	(723)	62,549	—	62,549
CBOE SKEW Index(M)	+25bps(M)	GSI	02/15/23	3,566	30,399	—	30,399
Citigroup Civics 3 Total Return Index(M)	3 Month U.S. Treasury Bill +456bps(M)/ 8.910%	CITI	02/15/23	11,763	(170,162)	—	(170,162)
Crude Oil, fixed price $83.76(T)(3)	–	ML	12/31/23	(11)	3,837	—	3,837
Crude Oil, fixed price $85.36(T)(3)	–	ML	12/31/23	(11)	20,678	—	20,678
Dow Jones Wishire REIT Total Return Index(M)	1 Day USOIS +41bps(M)/ 4.740%	MSI	01/04/23	7,027	(41,459)	—	(41,459)
Dow Jones Wishire REIT Total Return Index(M)	1 Day USOIS +24bps(M)/ 4.570%	MSI	02/22/23	1,245	(316)	—	(316)
Dow Jones Wishire REIT Total Return Index(M)	1 Day USOIS +17bps(M)/ 4.500%	MSI	03/08/23	1,499	(375)	—	(375)
Dow Jones Wishire REIT Total Return Index(M)	1 Day USOIS +33bps(M)/ 4.660%	BARC	06/21/23	749	(194)	—	(194)
Dow Jones Wishire REIT Total Return Index(M)	1 Day USOIS +27bps(M)/ 4.600%	JPM	09/13/23	3,307	(845)	—	(845)
European Refined Margin, fixed price $15.28(T)(3)	–	JPM	03/31/23	(2)	(5,080)	—	(5,080)
European Refined Margin, fixed price $16.20(T)(3)	–	BNP	03/31/23	(1)	(2,227)	—	(2,227)
European Refined Margin, fixed price $7.94(T)(3)	–	GSI	12/31/23	4	24,680	—	24,680
European Refined Margin, fixed price $8.00(T)(3)	–	MSCS	12/31/23	2	16,313	—	16,313
European Refined Margin, fixed price $8.03(T)(3)	–	JPM	12/31/23	4	24,364	134	24,230
iBoxx USD Investment Grade Index(T)	1 Day SOFR Index(Q)/ 4.300%	BNP	06/20/23	(14,000)	222,145	—	222,145
iBoxx USD Investment Grade Index(T)	1 Day SOFR Index(Q)/ 4.300%	BNP	06/20/23	(2,100)	18,258	—	18,258
iBoxx USD Investment Grade Index(T)	1 Day SOFR Index(Q)/ 4.300%	BOA	09/20/23	(8,600)	299,101	—	299,101
iBoxx USD Investment Grade Index(T)	1 Day SOFR Index(Q)/ 4.300%	BNP	09/20/23	(7,375)	224,676	—	224,676
JPMorgan Custom Commodity Index(M)	–	JPM	02/15/23	17,902	649,742	—	649,742
JPMorgan Custom Commodity Index(M)	–	JPM	12/29/23	5,728	—	—	—
London Gold Market Fixing Ltd. PM, pay fixed price $1712.00(T)(3)	–	JPM	10/19/23	—(r)	69,418	—	69,418
London Gold Market Fixing Ltd. PM, pay strike 6.325%(T)(4)	–	JPM	04/10/26	6,083	74,345	—	74,345
London Gold Market Fixing Ltd. PM, pay strike 6.970%(T)(4)	–	JPM	08/02/24	138	3,234	—	3,234
Mont Belvieu LDH Propane, fixed price $0.95(T)(3)	–	ML	12/31/23	567	(82,458)	—	(82,458)

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Total return swap agreements outstanding at December 31, 2022 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements (cont’d.):
Mont Belvieu LDH Propane, fixedprice $0.96(T)(3)	–	JPM	12/31/23	2,076	$ (313,541)	$ 846	$(314,387)
Natural Gas, fixed price $5.63(T)(3)	–	GSI	01/31/24	(12)	5,695	—	5,695
Natural Gas, fixed price $6.16(T)(3)	–	JPM	12/31/23	(126)	233,614	(28,505)	262,119
PIMCO Custom Commodity Basket
Index(M)	–	CIBC	02/15/23	27,088	725,763	—	725,763
Total Return Benchmark Bond Index(T)	1 Day USOIS -50bps/ 3.830%	GSI	01/27/23	(10,432)	(763,819)	—	(763,819)
U.S. Treasury Inflation Indexed Bonds, TIPS(T)	1 Day SOFR+7bps(T)/ 4.370%	MSCS	01/20/23	8,000	(314,734)	—	(314,734)
U.S. Treasury Inflation Indexed Bonds, TIPS(T)	1Day SOFR +7bps(T)/ 4.370%	MSCS	01/20/23	25,000	(1,555,049)	—	(1,555,049)
U.S. Treasury Inflation Indexed Bonds, TIPS(T)	4.190%(T)	MSCS	01/20/23	5,000	(32,945)	—	(32,945)
U.S. Treasury Inflation Indexed Bonds, TIPS(T)	4.190%(T)	MSCS	01/20/23	5,000	(27,779)	—	(27,779)
U.S. Treasury Inflation Indexed Bonds, TIPS(T)	4.190%(T)	MSCS	01/20/23	15,000	14,334	—	14,334
U.S. Treasury Inflation Indexed Bonds, TIPS(T)	1 Day SOFR +12bps(T)/ 4.420%	MSCS	02/06/23	25,000	(135,663)	—	(135,663)
US Treasury Bond(T)	1 Day USOIS +7bps/ 4.400%	GSI	01/31/23	10,060	164,294	—	164,294

					$(1,470,593)	$(27,525)	$(1,443,068)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).
(3)

Commodity Forward Swap. Notional amount represents the number of units of the underlying commodity. Fixed price represents the fixed amount per underlying contract used to determine net settlement amount.

(4)	Variance Swap. The Portfolio receives the strike and pays the volatility when long on the contract, and pays the strike and receives the volatility when short on the contract.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$126,303	$(1,173,744)	$3,771,086	$(4,721,392)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
BRC	$981,000	$—
CIGM	106,000	6,066,880
GS	10,290,535	4,725,881
MSC	8,953,000	56,053,162

Total	$20,330,535	$66,845,923

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$541,492,056	$—	$—
Common Stocks	1,821,000,348	892,498,155	248,040
Exchange-Traded Funds	301,746,143	—	—
Preferred Stocks	1,979,443	1,205,245	—
Asset-Backed Securities
Automobiles	—	2,602,146	—
Collateralized Loan Obligations	—	141,439,806	—
Home Equity Loans	—	23,633,725	—
Residential Mortgage-Backed Securities	—	47,601,327	—
Student Loans	—	2,055,053	—
Commercial Mortgage-Backed Securities	—	20,085,643	—
Corporate Bonds	—	241,246,633	—
Floating Rate and other Loans	—	5,281,926	67,638
Municipal Bonds	—	1,638,844	—
Residential Mortgage-Backed Securities	—	112,888,413	—
Sovereign Bonds	—	204,219,351	—
U.S. Government Agency Obligations	—	121,384,726	—
U.S. Treasury Obligations	—	674,367,032	—
Short-Term Investments
Affiliated Mutual Funds	881,795,206	—	—
Commercial Paper	—	9,342,180	—
Foreign Treasury Obligations	—	21,187,043	—
Repurchase Agreements	—	306,800,000	—
U.S. Government Agency Obligations	—	13,099,698	—
U.S. Treasury Obligations	—	216,515,560	—
Unaffiliated Fund	20,141,828	—	—
Options Purchased	2,640	44,478,792	—

Total	$3,568,157,664	$3,103,571,298	$315,678

Liabilities
Options Written	$(479,023)	$(4,427,034)	$(168)

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Purchased	$—	$43,033	$—
Centrally Cleared Swaptions Written	—	308,299	—
Financial Futures Contracts	10,868,798	—	—
Commodity Futures Contracts	2,849,775	—	—
OTC Forward Foreign Currency Exchange Contracts	—	5,186,386	—
OTC Cross Currency Exchange Contracts	—	163,321	—
Centrally Cleared Credit Default Swap Agreements	—	192,850	—
OTC Credit Default Swap Agreements	—	78,447	1,955
OTC Currency Swap Agreements	—	22,381	—
Centrally Cleared Inflation Swap Agreements	—	6,548,827	—
Centrally Cleared Interest Rate Swap Agreements	—	27,084,554	—

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
OTC Interest Rate Swap Agreements	$—	$238,438	$—
OTC Total Return Swap Agreements	—	3,012,209	—

Total	$13,718,573	$42,878,745	$1,955

Liabilities
Forward Commitment Contracts	$—	$(71,472,290)	$—
Centrally Cleared Swaptions Purchased	—	(400,719)	—
Centrally Cleared Swaptions Written	—	(154,089)	—
Financial Futures Contracts	(19,328,177)	—	—
Commodity Futures Contracts	(1,927,438)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(7,772,688)	—
OTC Cross Currency Exchange Contracts	—	(84,750)	—
Centrally Cleared Credit Default Swap Agreements	—	(554,189)	—
OTC Credit Default Swap Agreements	—	(788,475)	—
Centrally Cleared Inflation Swap Agreements	—	(13,762,471)	—
Centrally Cleared Interest Rate Swap Agreements	—	(46,377,515)	—
OTC Interest Rate Swap Agreements	—	(79,900)	—
OTC Total Return Swap Agreements	—	(4,482,802)	—

Total	$(21,255,615)	$(145,929,888)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Centrally cleared swaptions, futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Funds (4.4% represents investments purchased with collateral from securities on loan)	24.4%
U.S. Treasury Obligations	15.3
Repurchase Agreements	5.2
Exchange-Traded Funds	5.2
Banks	4.0
Equity Real Estate Investment Trusts (REITs)	3.5
Sovereign Bonds	3.5
Software	2.9
Residential Mortgage-Backed Securities	2.7
Pharmaceuticals	2.7
Collateralized Loan Obligations	2.4
Oil, Gas & Consumable Fuels	2.4
U.S. Government Agency Obligations	2.3
IT Services	2.2
Insurance	2.1
Health Care Equipment & Supplies	2.1
Health Care Providers & Services	1.6
Semiconductors & Semiconductor Equipment	1.6
Chemicals	1.3
Interactive Media & Services	1.2
Machinery	1.1
Capital Markets	1.0
Technology Hardware, Storage & Peripherals	1.0
Life Sciences Tools & Services	0.9
Diversified Financial Services	0.8
Internet & Direct Marketing Retail	0.8
Options Purchased	0.8
Hotels, Restaurants & Leisure	0.8

Aerospace & Defense	0.8%
Specialty Retail	0.7
Multi-Utilities	0.7
Electronic Equipment, Instruments & Components	0.6
Food & Staples Retailing	0.6
Textiles, Apparel & Luxury Goods	0.6
Electric Utilities	0.6
Biotechnology	0.6
Oil & Gas	0.5
Industrial Conglomerates	0.5
Automobiles	0.5
Food Products	0.5
Professional Services	0.5
Entertainment	0.5
Tobacco	0.5
Trading Companies & Distributors	0.5
Air Freight & Logistics	0.5
Media	0.4
Construction & Engineering	0.4
Home Equity Loans	0.4
Road & Rail	0.4
Multiline Retail	0.4
Metals & Mining	0.4
Beverages	0.4
Foreign Treasury Obligations	0.4
Unaffiliated Fund	0.3
Commercial Mortgage-Backed Securities	0.3
Household Products	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Construction Materials	0.3%
Building Products	0.3
Electric	0.3
Diversified Telecommunication Services	0.3
Containers & Packaging	0.3
Commercial Services & Supplies	0.3
Personal Products	0.2
Communications Equipment	0.2
Electrical Equipment	0.2
Airlines	0.2
Energy Equipment & Services	0.2
Auto Components	0.2
Commercial Paper	0.2
Retail	0.2
Auto Manufacturers	0.1
Household Durables	0.1
Internet	0.1
Pipelines	0.1
Telecommunications	0.1
Real Estate Management & Development	0.1
Foods	0.1
Marine	0.1
Mining	0.1
Savings & Loans	0.1
Transportation	0.1
Commercial Services	0.1
Trucking & Leasing	0.1
Thrifts & Mortgage Finance	0.0	*
Consumer Finance	0.0	*
Multi-National	0.0	*
Transportation Infrastructure	0.0	*

Wireless Telecommunication Services	0.0	*%
Student Loans	0.0	*
Semiconductors	0.0	*
Lodging	0.0	*
Real Estate Investment Trusts (REITs)	0.0	*
Home Builders	0.0	*
Auto Parts & Equipment	0.0	*
Municipal Bonds	0.0	*
Gas Utilities	0.0	*
Real Estate	0.0	*
Leisure Products	0.0	*
Building Materials	0.0	*
Paper & Forest Products	0.0	*
Cosmetics/Personal Care	0.0	*
Gas	0.0	*
Investment Companies	0.0	*
Health Care Technology	0.0	*
Healthcare-Services	0.0	*
Computers	0.0	*
Healthcare-Products	0.0	*
Housewares	0.0	*
Machinery-Diversified	0.0	*
Oil & Gas Services	0.0	*

	114.3
Options Written	(0.1)
Liabilities in excess of other assets	(14.2)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker-variation margin futures	$2,849,775	*	Due from/to broker-variation margin futures	$1,927,438	*
Commodity contracts	Premiums paid for OTC swap agreements	980		Premiums received for OTC swap agreements	28,505
Commodity contracts	Unaffiliated investments	2,640		Options written outstanding, at value	418,839
Commodity contracts	Unrealized appreciation on OTC swap agreements	2,097,772		Unrealized depreciation on OTC swap agreements	1,610,470
Credit contracts	Due from/to broker-variation margin swaps and swaptions	544,182	*	Due from/to broker-variation margin swaps and swaptions	1,108,997	*
Credit contracts	Premiums paid for OTC swap agreements	71,182		Premiums received for OTC swap agreements	1,018,299

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Options written outstanding, at value	$545
Credit contracts	Unrealized appreciation on OTC swap agreements	412,089		Unrealized depreciation on OTC swap agreements	173,045
Equity contracts	—	—		Due from/to broker-variation margin futures	11,330,771	*
Equity contracts	Unaffiliated investments	41,778,527		—	—
Equity contracts	—	—		Unrealized depreciation on OTC swap agreements	43,189
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	163,321		Unrealized depreciation on OTC cross currency exchange contracts	84,750
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	5,186,386		Unrealized depreciation on OTC forward foreign currency exchange contracts	7,772,688
Interest rate contracts	Due from/to broker-variation margin futures	10,868,798	*	Due from/to broker-variation margin futures	7,997,406	*
Interest rate contracts	Due from/to broker-variation margin swaps and swaptions	33,633,381	*	Due from/to broker-variation margin swaps and swaptions	60,139,986	*
Interest rate contracts	Premiums paid for OTC swap agreements	54,141		Premiums received for OTC swap agreements	126,940
Interest rate contracts	Unaffiliated investments	2,700,265		Options written outstanding, at value	4,486,841
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,261,225		Unrealized depreciation on OTC swap agreements	2,894,688

		$101,624,664			$101,163,397

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$(32,579)	$(91,483)	$(2,294,973)	$—	$86,656,428
Credit contracts	(2,397,572)	3,027,494	—	—	358,100
Equity contracts	—	—	(138,872,827)	—	(29,257,648)
Foreign exchange contracts	(14,369)	103,316	—	34,258,658	—
Interest rate contracts	(844,444)	2,470,028	(9,572,597)	—	(36,082,307)

Total	$(3,288,964)	$5,509,355	$(150,740,397)	$34,258,658	$21,674,573

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$(20,024)	$216,084	$(734,736)	$—	$(14,082,716)

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(75,080)	$560,958	$—	$—	$159,379
Equity contracts	(30,950,803)	—	(23,562,800)	—	(9,841)
Foreign exchange contracts	—	(5,205)	—	(55,299)	—
Interest rate contracts	530,016	(1,054,904)	(2,402,764)	—	(10,831,642)

Total	$(30,515,891)	$(283,067)	$(26,700,300)	$(55,299)	$(24,764,820)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 70,136,535
Options Written (2)	889,398,071
Futures Contracts - Long Positions (2)	1,454,312,453
Futures Contracts - Short Positions (2)	798,111,151
Forward Foreign Currency Exchange Contracts - Purchased (3)	266,515,510
Forward Foreign Currency Exchange Contracts - Sold (3)	730,828,238
Cross Currency Exchange Contracts (4)	3,737,057
Interest Rate Swap Agreements (2)	1,824,373,497
Credit Default Swap Agreements - Buy Protection (2)	166,011,250
Credit Default Swap Agreements - Sell Protection (2)	109,009,134
Currency Swap Agreements (2)	11,109,000
Total Return Swap Agreements (2)	535,426,062
Inflation Swap Agreements (2)	217,739,262

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	N/A	$253,415,316	$(253,415,316)	$—
Repurchase Agreement	GS	15,100,000	(15,100,000)	—
Repurchase Agreements	JPS	200,000,000	(191,221,297)	8,778,703
Repurchase Agreement	TDM	2,000,000	(2,000,000)	—
Repurchase Agreement	BOS	89,700,000	(89,700,000)	—

		$560,215,316

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC(4)	$128,532	$(122,219)	$6,313	$(6,313)	$—
BARC(5-a)	322,245	(127,990)	194,255	(150,000)	44,255
BARC(5-b)	—	(195)	(195)	—	(195)
BNP(4)	20,075	(687,807)	(667,732)	599,397	(68,335)
BNP(5-a)	1,492,195	(1,313,053)	179,142	—	179,142
BNP(5-b)	40,254	(717,293)	(677,039)	677,039	—
BOA(3)	—	(4,335)	(4,335)	4,335	—
BOA(4)	324,546	(232,473)	92,073	—	92,073
BOA(5-a)	770,476	(567,180)	203,296	—	203,296
CIBC(5-b)	725,763	—	725,763	(590,000)	135,763
CITI(4)	48,821	(154,373)	(105,552)	—	(105,552)
CITI(5-a)	1,435,944	(261,584)	1,174,360	(920,000)	254,360
CITI(5-b)	18,215	(212,506)	(194,291)	194,291	—
DB(5-a)	37,542	(198,849)	(161,307)	107,605	(53,702)
DB(5-b)	1,844,021	(2,811,776)	(967,755)	856,829	(110,926)
GSB(5-a)	128,750	(1,176,636)	(1,047,886)	974,297	(73,589)
GSB(5-b)	6,739	(235,606)	(228,867)	180,759	(48,108)
GSI(4)	302,382	(1,190,995)	(888,613)	888,613	—
GSI(5-a)	45,333	(185,972)	(140,639)	140,639	—
GSI(5-b)	108,831	(303,073)	(194,242)	194,242	—
HSBC(4)	275,758	(281,885)	(6,127)	—	(6,127)
HSBC(5-a)	420,407	(1,690,553)	(1,270,146)	1,031,351	(238,795)
HSBC(5-b)	81,871	(1,227,238)	(1,145,367)	1,033,598	(111,769)
HSBCNA(5-a)	1,991	(7,543)	(5,552)	5,552	—
JPM(4)	434,035	(74,809)	359,226	(282,260)	76,966
JPM(5-a)	108,653	(174,707)	(66,054)	—	(66,054)
JPM(5-b)	1,099,428	(391,272)	708,156	(179,000)	529,156
ML(5-b)	63,228	(151,845)	(88,617)	13,554	(75,063)
MSCS(5-a)	14,307	(128,310)	(114,003)	—	(114,003)
MSCS(5-b)	97,484	(2,115,711)	(2,018,227)	2,018,227	—
MSI(4)	968,454	(208,517)	759,937	(750,000)	9,937
MSI(5-a)	26,189	(132,998)	(106,809)	60,584	(46,225)
MSI(5-b)	19,868	(79,749)	(59,881)	59,881	—
NWM(5-a)	717	—	717	—	717
SCB(4)	2,762	(44,754)	(41,992)	—	(41,992)
SCL(5-a)	289,668	(774,311)	(484,643)	484,643	—
SCL(5-b)	5,536	(88,042)	(82,506)	52,280	(30,226)
SGP(5-b)	—	(21,019)	(21,019)	4,561	(16,458)
TD(4)	42,925	(39,068)	3,857	—	3,857
UAG(4)	28,795	—	28,795	—	28,795
UAGS(5-a)	91,392	(73,277)	18,115	(18,115)	—
UAGS(5-b)	137,783	(34,807)	102,976	(60,000)	42,976

	$12,011,915	$(18,244,330)	$(6,232,415)	$6,626,589	$394,174

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3)	PGIM Quant Solutions
(4)	PGIM Fixed Income (Core Plus)
(5-a)	PIMCO (International Hedge)
(5-b)	PIMCO (Real Return)

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $253,415,316:
Unaffiliated investments (cost $5,432,533,952)	$5,248,757,378
Affiliated investments (cost $1,421,904,290)	1,423,287,262
Foreign currency, at value (cost $15,658,061)	15,436,276
Receivable for investments sold	223,719,471
Deposit with broker for centrally cleared/exchange-traded derivatives	20,330,535
Dividends and interest receivable	14,201,357
Tax reclaim receivable	7,428,859
Unrealized appreciation on OTC forward foreign currency exchange contracts	5,186,386
Unrealized appreciation on OTC swap agreements	3,771,086
Due from broker-variation margin futures	995,564
Due from broker-variation margin swaps and swaptions	635,116
Receivable for Portfolio shares sold	282,182
Unrealized appreciation on OTC cross currency exchange contracts	163,321
Premiums paid for OTC swap agreements	126,303
Receivable from affiliate	13,567
Prepaid expenses	49,478

Total Assets	6,964,384,141

LIABILITIES
Payable for investments purchased	763,222,665
Payable to broker for collateral for securities on loan	259,424,299
Forward commitment contracts, at value (proceeds receivable $71,603,994)	71,472,290
Unrealized depreciation on OTC forward foreign currency exchange contracts	7,772,688
Options written outstanding, at value (premiums received $2,927,835)	4,906,225
Unrealized depreciation on OTC swap agreements	4,721,392
Due to broker-variation margin futures	3,291,814
Cash segregated from counterparty - OTC and TBA	3,287,000
Accrued expenses and other liabilities	2,785,875
Payable to affiliate	2,709,373
Management fee payable	1,752,368
Premiums received for OTC swap agreements	1,173,744
Payable for Portfolio shares purchased	923,080
Foreign capital gains tax liability accrued	441,773
Distribution fee payable	195,731
Unrealized depreciation on OTC cross currency exchange contracts	84,750
Payable to custodian	23,253
Trustees’ fees payable	3,672
Affiliated transfer agent fee payable	537

Total Liabilities	1,128,192,529

NET ASSETS	$5,836,191,612

Net assets were comprised of:
Partners’ Equity	$5,836,191,612

Net asset value and redemption price per share, $5,836,191,612 / 256,803,596 outstanding shares of beneficial interest	$22.73

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $46,045 foreign withholding tax)	$87,381,375
Unaffiliated dividend income (net of $4,792,953 foreign withholding tax, of which $669,585 is reimbursable by an affiliate)	77,415,796
Affiliated dividend income	14,046,181
Income from securities lending, net (including affiliated income of $636,381)	905,126

Total income	179,748,478

EXPENSES
Management fee	44,446,236
Distribution fee	16,784,997
Custodian and accounting fees	1,034,475
Trustees’ fees	115,232
Audit fee	91,000
Legal fees and expenses	69,850
Shareholders’ reports	21,857
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Miscellaneous	190,679

Total expenses	62,762,252
Less: Fee waiver and/or expense reimbursement	(2,859,364)

Net expenses	59,902,888

NET INVESTMENT INCOME (LOSS)	119,845,590

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $39,721,953) (net of foreign capital gains taxes $(206,048))	173,791,550
In-kind transactions(1)	(47,739,528)
Futures transactions	(150,740,397)
Forward and cross currency contract transactions	34,258,658
Options written transactions	5,509,355
Swap agreements transactions	21,674,573
Foreign currency transactions	(15,222,139)

21,532,072

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(94,137,274)) (net of change in foreign capital gains taxes $454,316)	(1,496,678,876)
Futures	(26,700,300)
Forward and cross currency contracts	(55,299)
Options written	(283,067)
Swap agreements	(24,764,820)
Foreign currencies	1,228,310

(1,547,254,052)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(1,525,721,980)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,405,876,390)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$119,845,590	$92,802,504
Net realized gain (loss) on investment and foreign currency transactions	21,532,072	977,572,820
Net capital gain distributions received	—	255,451
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,547,254,052)	59,930,694

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,405,876,390)	1,130,561,469

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [29,803,612 and 441,607 shares, respectively]	682,640,329	11,537,904
Portfolio shares purchased [88,955,155 and 44,506,326 shares, respectively]	(2,050,257,779)	(1,153,839,355)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,367,617,450)	(1,142,301,451)

TOTAL INCREASE (DECREASE)	(2,773,493,840)	(11,739,982)
NET ASSETS:
Beginning of year	8,609,685,452	8,621,425,434

End of year	$5,836,191,612	$8,609,685,452

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$27.25	$23.95	$21.63	$17.75		$18.85

Income (Loss) From Investment Operations:
Net investment income (loss)	0.42	0.27	0.22	0.36		0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.94)	3.03	2.10	3.52		(1.42)

Total from investment operations	(4.52)	3.30	2.32	3.88		(1.10)

Capital Contributions	—	—	—	—	(b)(c)(d)	—	(c)(d)

Net Asset Value, end of year	$22.73	$27.25	$23.95	$21.63		$17.75

Total Return(e)	(16.62)%	13.83%	10.68%	21.86	%(f)	(5.84	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,836	$8,610	$8,621	$8,758		$7,630
Average net assets (in millions)	$6,884	$8,754	$7,816	$8,488		$8,883
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.87%	0.85%	0.87%	0.87%		0.88%
Expenses before waivers and/or expense reimbursement	0.91%	0.89%	0.91%	0.91%		0.91%
Net investment income (loss)	1.74%	1.06%	1.06%	1.79%		1.69%
Portfolio turnover rate(h)(i)	537%	467%	728%	390%		255%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BALANCED ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 82.6%
AFFILIATED MUTUAL FUNDS — 23.3%
AST ClearBridge Dividend Growth Portfolio*	8,300,811	$223,706,863
AST Emerging Markets Equity Portfolio*	889,669	7,152,941
AST High Yield Portfolio*	2,166,217	23,806,723
AST Large-Cap Growth Portfolio*	7,193,393	363,050,551
AST Large-Cap Value Portfolio*	4,339,115	189,142,043
AST PGIM Fixed Income Central Portfolio*	145,742,814	1,434,109,285
AST Small-Cap Growth Portfolio*	2,209,676	131,696,714
AST Small-Cap Value Portfolio*	3,983,819	132,701,027
AST T. Rowe Price Natural Resources Portfolio*	1,093,493	31,623,811
AST Western Asset Emerging Markets Debt Portfolio*	1,338,014	14,276,605

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,547,678,749)(wd)		2,551,266,563

COMMON STOCKS — 38.8%
Aerospace & Defense — 0.8%
Airbus SE (France)	9,401	1,117,802
BAE Systems PLC (United Kingdom)	379,024	3,914,713
Boeing Co. (The)*	12,546	2,389,888
General Dynamics Corp.	53,807	13,350,055
HEICO Corp.	6,500	998,660
Howmet Aerospace, Inc.	119,637	4,714,894
Huntington Ingalls Industries, Inc.	836	192,848
Kongsberg Gruppen ASA (Norway)	8,264	351,747
L3Harris Technologies, Inc.	4,322	899,884
Lockheed Martin Corp.	37,092	18,044,887
MTU Aero Engines AG (Germany)	4,807	1,034,155
Northrop Grumman Corp.	23,878	13,028,076
Raytheon Technologies Corp.	126,565	12,772,940
Safran SA (France)	21,181	2,653,005
Textron, Inc.	78,482	5,556,526
Thales SA (France)	12,253	1,565,551
TransDigm Group, Inc.	1,199	754,950

		83,340,581

Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc.	2,788	255,269
Expeditors International of Washington, Inc.	3,764	391,155
FedEx Corp.	47,374	8,205,177
United Parcel Service, Inc. (Class B Stock)	41,250	7,170,900
Yamato Holdings Co. Ltd. (Japan)	58,600	928,590

		16,951,091

Airlines — 0.1%
Alaska Air Group, Inc.*	78,093	3,353,313
American Airlines Group, Inc.*(a)	15,195	193,280
Delta Air Lines, Inc.*	74,160	2,436,898
Deutsche Lufthansa AG (Germany)*	209,612	1,727,846
Qantas Airways Ltd. (Australia)*	140,328	568,007
Singapore Airlines Ltd. (Singapore)	84,200	347,651
Southwest Airlines Co.*	13,383	450,606

	Shares	Value

COMMON STOCKS (continued)
Airlines (cont’d.)
United Airlines Holdings, Inc.*	79,143	$2,983,691

		12,061,292

Auto Components — 0.0%
Aptiv PLC*	6,273	584,204
BorgWarner, Inc.	75,506	3,039,117
Magna International, Inc. (Canada)(a)	15,580	875,284

		4,498,605

Automobiles — 0.7%
BYD Co. Ltd. (China) (Class H Stock)	24,000	588,816
Ferrari NV (Italy)	32,273	6,920,579
Ford Motor Co.	89,636	1,042,467
General Motors Co.	273,142	9,188,497
Honda Motor Co. Ltd. (Japan)	102,700	2,342,485
Isuzu Motors Ltd. (Japan)	35,000	405,751
Mahindra & Mahindra Ltd. (India)	49,824	750,087
Maruti Suzuki India Ltd. (India)	6,746	682,462
Mazda Motor Corp. (Japan)	90,500	678,393
Mercedes-Benz Group AG (Germany)	41,317	2,701,923
Nissan Motor Co. Ltd. (Japan)	144,900	453,454
Stellantis NV	584,681	8,308,530
Subaru Corp. (Japan)	386,600	5,853,154
Suzuki Motor Corp. (Japan)	23,900	765,454
Tesla, Inc.*	230,679	28,415,039
Toyota Motor Corp. (Japan)	292,900	3,995,901

		73,092,992

Banks — 2.1%
ABN AMRO Bank NV (Netherlands), 144A, CVA	211,617	2,930,467
ANZ Group Holdings Ltd. (Australia)	223,890	3,606,624
Bank Central Asia Tbk PT (Indonesia)	3,422,527	1,876,702
Bank Hapoalim BM (Israel)	80,668	726,328
Bank Leumi Le-Israel BM (Israel)	724,833	6,036,994
Bank of America Corp.	642,901	21,292,881
Bank of China Ltd. (China) (Class H Stock)	784,000	283,753
Bank of Ireland Group PLC (Ireland)	63,574	605,817
Barclays PLC (United Kingdom)	4,243,662	8,074,892
BNP Paribas SA (France)	30,356	1,728,446
BOC Hong Kong Holdings Ltd. (China)	290,000	984,491
China Construction Bank Corp. (China) (Class H Stock)	1,534,000	959,348
Citigroup, Inc.	287,842	13,019,094
Citizens Financial Group, Inc.	177,648	6,994,002
Comerica, Inc.	3,067	205,029
Commerzbank AG (Germany)*	209,789	1,961,448
Commonwealth Bank of Australia (Australia)	103,280	7,173,296
Credicorp Ltd. (Peru)	3,148	427,058
Cullen/Frost Bankers, Inc.	4,200	561,540
DBS Group Holdings Ltd. (Singapore)	431,400	10,919,426
DNB Bank ASA (Norway)	198,027	3,911,058
East West Bancorp, Inc.	9,796	645,556
Emirates NBD Bank PJSC (United Arab Emirates)	66,468	234,110
Erste Group Bank AG (Austria)	16,072	514,227

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Fifth Third Bancorp	15,474	$507,702
First Republic Bank	4,182	509,744
Hana Financial Group, Inc. (South Korea)	15,204	506,280
HDFC Bank Ltd. (India), ADR(a)	51,409	3,516,890
HSBC Holdings PLC (United Kingdom)	368,524	2,283,942
Huntington Bancshares, Inc.	33,457	471,744
ICICI Bank Ltd. (India), ADR(a)	89,888	1,967,648
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	432,000	221,568
ING Groep NV (Netherlands)	501,323	6,106,698
Israel Discount Bank Ltd. (Israel) (Class A Stock)	89,398	469,333
JPMorgan Chase & Co.	236,274	31,684,343
KB Financial Group, Inc. (South Korea)	10,644	407,800
KBC Group NV (Belgium)	15,450	994,753
KeyCorp	21,747	378,833
Komercni Banka A/S (Czech Republic)	18,305	528,976
Lloyds Banking Group PLC (United Kingdom)	11,291,451	6,161,903
M&T Bank Corp.	22,412	3,251,085
National Australia Bank Ltd. (Australia)	112,432	2,282,775
NatWest Group PLC (United Kingdom)	1,551,254	4,947,305
Nedbank Group Ltd. (South Africa)	31,067	388,613
Nordea Bank Abp (Finland)	220,266	2,359,480
NU Holdings Ltd. (Brazil) (Class A Stock)*(a)	435,756	1,773,527
Oversea-Chinese Banking Corp. Ltd. (Singapore)	547,400	4,979,171
Pinnacle Financial Partners, Inc.(a)	8,638	634,029
PNC Financial Services Group, Inc. (The)	56,116	8,862,961
Regions Financial Corp.	21,747	468,865
Sberbank of Russia PJSC (Russia)*^	192,384	—
Signature Bank	7,723	889,844
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	96,507	1,111,073
Sumitomo Mitsui Financial Group, Inc. (Japan)	43,100	1,734,018
SVB Financial Group*	1,394	320,815
Swedbank AB (Sweden) (Class A Stock)	60,327	1,026,106
Tisco Financial Group PCL (Thailand)	194,700	557,573
Truist Financial Corp.	350,544	15,083,908
U.S. Bancorp	123,154	5,370,746
Wells Fargo & Co.	480,826	19,853,306
Wintrust Financial Corp.	3,850	325,402
Zions Bancorp NA	3,624	178,156

		228,789,502

Beverages — 0.8%
Brown-Forman Corp. (Class B Stock)	4,043	265,544
Coca-Cola Co. (The)	358,458	22,801,513
Constellation Brands, Inc. (Class A Stock)	17,916	4,152,033
Diageo PLC (United Kingdom)	29,278	1,281,553
Diageo PLC (United Kingdom), ADR(a)	11,030	1,965,436
Heineken Holding NV (Netherlands)	6,962	537,678

	Shares	Value

COMMON STOCKS (continued)
Beverages (cont’d.)
Heineken NV (Netherlands)	16,242	$1,529,871
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (China) (Class A Stock)	9,700	224,056
Keurig Dr. Pepper, Inc.	106,705	3,805,100
Kirin Holdings Co. Ltd. (Japan)	73,600	1,121,770
Molson Coors Beverage Co. (Class B Stock)	4,322	222,669
Monster Beverage Corp.*	8,643	877,524
PepsiCo, Inc.	207,926	37,563,911
Pernod Ricard SA (France)	21,216	4,173,669
Remy Cointreau SA (France)	8,706	1,467,950

		81,990,277

Biotechnology — 0.8%
AbbVie, Inc.	212,216	34,296,228
Amgen, Inc.	25,790	6,773,486
Argenx SE (Netherlands), ADR*	8,208	3,109,437
Biogen, Inc.*	3,206	887,806
BioMarin Pharmaceutical, Inc.*	6,300	651,987
CSL Ltd.	4,065	792,651
Exact Sciences Corp.*(a)	39,900	1,975,449
Gilead Sciences, Inc.	107,847	9,258,665
Horizon Therapeutics PLC*	53,400	6,076,920
Incyte Corp.*	4,182	335,898
Moderna, Inc.*	15,354	2,757,885
Regeneron Pharmaceuticals, Inc.*	9,479	6,839,004
United Therapeutics Corp.*	14,382	3,999,490
Vertex Pharmaceuticals, Inc.*	47,466	13,707,231

		91,462,137

Building Products — 0.2%
A.O. Smith Corp.	3,067	175,555
Allegion PLC	2,091	220,099
Assa Abloy AB (Sweden) (Class B Stock)	68,021	1,463,082
Builders FirstSource, Inc.*	33,019	2,142,273
Carlisle Cos., Inc.	6,100	1,437,465
Carrier Global Corp.	70,402	2,904,082
Cie de Saint-Gobain (France)	140,770	6,886,587
Fortune Brands Innovations, Inc.	8,683	495,886
Johnson Controls International PLC	38,288	2,450,432
Lixil Corp. (Japan)	25,100	378,410
Masco Corp.(a)	5,158	240,724
Masterbrand, Inc.*	8,683	65,557
Nibe Industrier AB (Sweden) (Class B Stock)	97,862	913,423
Trane Technologies PLC	20,013	3,363,985

		23,137,560

Capital Markets — 1.3%
3i Group PLC (United Kingdom)	331,977	5,353,907
Ameriprise Financial, Inc.	20,244	6,303,374
ASX Ltd. (Australia)	7,605	350,257
Bank of New York Mellon Corp. (The)	173,257	7,886,659
BlackRock, Inc.	6,889	4,881,752
Blackstone, Inc.	19,670	1,459,317
Carlyle Group, Inc. (The)	125,900	3,756,856
Cboe Global Markets, Inc.	2,509	314,804

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
Charles Schwab Corp. (The)	194,551	$16,198,316
CME Group, Inc.	45,391	7,632,951
Deutsche Bank AG (Germany)	681,006	7,655,576
Deutsche Boerse AG (Germany)	12,045	2,074,031
FactSet Research Systems, Inc.	1,618	649,158
Franklin Resources, Inc.(a)	6,413	169,175
Goldman Sachs Group, Inc. (The)	53,029	18,209,098
Hargreaves Lansdown PLC (United Kingdom)	30,118	310,154
Intercontinental Exchange, Inc.	47,776	4,901,340
Invesco Ltd.	42,109	757,541
Japan Exchange Group, Inc. (Japan)	23,800	343,025
Julius Baer Group Ltd. (Switzerland)	68,666	3,996,438
Lazard Ltd. (Class A Stock)(a)	9,015	312,550
Macquarie Group Ltd. (Australia)	35,663	4,025,940
MarketAxess Holdings, Inc.	836	233,152
Moody’s Corp.	3,485	970,991
Morgan Stanley	108,978	9,265,310
MSCI, Inc.	7,447	3,464,121
Nasdaq, Inc.	89,258	5,475,978
Northern Trust Corp.	8,649	765,350
Partners Group Holding AG (Switzerland)	1,497	1,325,569
Raymond James Financial, Inc.	4,461	476,658
S&P Global, Inc.	15,245	5,106,160
Singapore Exchange Ltd. (Singapore)	421,500	2,818,523
State Street Corp.	15,125	1,173,246
T. Rowe Price Group, Inc.(a)	12,428	1,355,398
UBS Group AG (Switzerland)	566,484	10,528,800

		140,501,475

Chemicals — 0.8%
Air Products & Chemicals, Inc.	14,574	4,492,581
Albemarle Corp.	29,753	6,452,235
BASF SE (Germany)	7,924	390,167
Celanese Corp.	2,370	242,309
CF Industries Holdings, Inc.	32,321	2,753,749
Clariant AG (Switzerland)*	24,510	389,254
Corteva, Inc.	36,910	2,169,570
Dow, Inc.	39,195	1,975,036
DuPont de Nemours, Inc.(a)	26,132	1,793,439
Eastman Chemical Co.	16,540	1,347,018
Ecolab, Inc.	5,716	832,021
FMC Corp.	2,927	365,290
International Flavors & Fragrances, Inc.	5,855	613,838
Linde PLC (United Kingdom)	41,876	13,659,114
Linde PLC (United Kingdom)	3,174	1,034,601
LyondellBasell Industries NV (Class A Stock)	81,785	6,790,608
Mosaic Co. (The)	102,110	4,479,566
Nitto Denko Corp. (Japan)	19,100	1,100,059
Nutrien Ltd. (Canada)	11,999	875,998
OCI NV (Netherlands)	21,056	752,804
PPG Industries, Inc.	34,939	4,393,230
Sherwin-Williams Co. (The)	17,637	4,185,789
Shin-Etsu Chemical Co. Ltd. (Japan)	41,600	5,079,868
Solvay SA (Belgium)	43,591	4,407,315
Symrise AG (Germany)	22,159	2,406,579

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
Tosoh Corp. (Japan)	401,000	$4,768,547
Yara International ASA (Brazil)	111,003	4,874,917

		82,625,502

Commercial Services & Supplies — 0.1%
Cintas Corp.	2,091	944,338
Copart, Inc.*	9,479	577,176
Republic Services, Inc.	39,476	5,092,009
Rollins, Inc.	20,132	735,623
Securitas AB (Sweden) (Class B Stock)	40,251	335,873
Serco Group PLC (United Kingdom)	278,208	522,240
Waste Management, Inc.	43,606	6,840,909

		15,048,168

Communications Equipment — 0.3%
Arista Networks, Inc.*	41,647	5,053,863
Cisco Systems, Inc.	523,030	24,917,149
F5, Inc.*	1,394	200,053
Juniper Networks, Inc.	7,528	240,595
Motorola Solutions, Inc.	3,764	970,020
Nokia OYJ (Finland)	1,040,079	4,831,897
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	111,747	654,772

		36,868,349

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	10,296	294,605
AECOM	17,600	1,494,768
Eiffage SA (France)	13,516	1,329,490
Kajima Corp. (Japan)	30,100	350,283
Quanta Services, Inc.(a)	3,206	456,855
Valmont Industries, Inc.	7,628	2,522,351
Vinci SA (France)	93,082	9,279,067
WillScot Mobile Mini Holdings Corp.*	21,170	956,249

		16,683,668

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	81,000	282,242
Eagle Materials, Inc.	44,873	5,961,378
HeidelbergCement AG (Germany)	8,955	507,436
Ibstock PLC (United Kingdom), 144A	112,192	209,733
Martin Marietta Materials, Inc.	1,533	518,108
Vulcan Materials Co.	10,720	1,877,179

		9,356,076

Consumer Finance — 0.2%
AEON Financial Service Co. Ltd. (Japan)	38,200	403,795
American Express Co.	36,514	5,394,943
Capital One Financial Corp.	80,251	7,460,133
Discover Financial Services	6,273	613,688
SLM Corp.	63,503	1,054,150
Synchrony Financial	96,515	3,171,483

		18,098,192

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Containers & Packaging — 0.1%
Amcor PLC	34,990	$416,731
Avery Dennison Corp.	1,812	327,972
Ball Corp.	7,249	370,714
Berry Global Group, Inc.	69,900	4,224,057
Crown Holdings, Inc.	12,564	1,032,886
International Paper Co.(a)	8,364	289,645
Packaging Corp. of America	2,230	285,239
Sealed Air Corp.	3,346	166,899
Transcontinental, Inc. (Canada) (Class A Stock)	24,749	279,295
Westrock Co.	170,452	5,993,092

		13,386,530

Distributors — 0.1%
Genuine Parts Co.	14,946	2,593,280
LKQ Corp.	82,919	4,428,704
Pool Corp.	976	295,074

		7,317,058

Diversified Consumer Services — 0.0%
Service Corp. International	36,092	2,495,401

Diversified Financial Services — 0.4%
Apollo Global Management, Inc.	65,000	4,146,350
Berkshire Hathaway, Inc. (Class B Stock)*	129,546	40,016,759
Investor AB (Sweden) (Class A Stock)	33,689	626,774
ORIX Corp. (Japan)	225,100	3,603,098

		48,392,981

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	997,367	18,361,526
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	972,984	1,669,164
Deutsche Telekom AG (Germany)	290,700	5,783,938
Hellenic Telecommunications Organization SA (Greece)	36,717	573,487
HKT Trust & HKT Ltd. (Hong Kong)	314,000	384,375
Koninklijke KPN NV (Netherlands)	311,238	963,361
Lumen Technologies, Inc.(a)	21,747	113,519
Proximus SADP (Belgium)	27,086	261,512
Spark New Zealand Ltd. (New Zealand)	662,618	2,268,654
Swisscom AG (Switzerland)	600	328,687
Telefonica Deutschland Holding AG (Germany)	888,345	2,181,788
Telkom Indonesia Persero Tbk PT (Indonesia)	3,528,500	849,706
Telstra Group Ltd. (Australia)	263,383	712,304
Verizon Communications, Inc.	315,194	12,418,644

		46,870,665

Electric Utilities — 0.8%
Alliant Energy Corp.	5,716	315,580
American Electric Power Co., Inc.(a)	33,644	3,194,498
Avangrid, Inc.(a)	63,800	2,742,124
CEZ A/S (Czech Republic)	6,274	213,360
CK Infrastructure Holdings Ltd. (Hong Kong)	62,000	323,519

	Shares	Value

COMMON STOCKS (continued)
Electric Utilities (cont’d.)
Constellation Energy Corp.	55,280	$4,765,689
Duke Energy Corp.	22,764	2,344,464
Edison International	77,374	4,922,534
EDP - Energias do Brasil SA (Brazil)	69,979	276,214
Endesa SA (Spain)	139,007	2,619,803
Enel SpA (Italy)	1,621,538	8,720,865
Energisa SA (Brazil), UTS	81,900	686,013
Entergy Corp.	4,740	533,250
Evergy, Inc.	32,897	2,070,208
Eversource Energy	7,946	666,193
Exelon Corp.	221,860	9,591,008
FirstEnergy Corp.	12,546	526,179
Iberdrola SA (Spain)	424,526	4,955,705
NextEra Energy, Inc.	237,145	19,825,322
NRG Energy, Inc.	136,197	4,333,789
PG&E Corp.*	115,071	1,871,054
Pinnacle West Capital Corp.	2,509	190,784
Power Assets Holdings Ltd. (Hong Kong)	72,000	393,514
PPL Corp.	17,147	501,035
Southern Co. (The)	24,417	1,743,618
SSE PLC (United Kingdom)	296,139	6,090,674
Terna - Rete Elettrica Nazionale (Italy)	57,773	426,665
Xcel Energy, Inc.	51,095	3,582,270

		88,425,931

Electrical Equipment — 0.3%
ABB Ltd. (Switzerland)	102,293	3,117,637
Acuity Brands, Inc.	8,000	1,324,880
AMETEK, Inc.	34,678	4,845,210
Eaton Corp. PLC	41,551	6,521,429
Emerson Electric Co.	13,383	1,285,571
Fuji Electric Co. Ltd. (Japan)	9,300	350,975
Generac Holdings, Inc.*	1,533	154,312
Hubbell, Inc.	27,338	6,415,682
nVent Electric PLC	24,000	923,280
Prysmian SpA (Italy)	17,474	649,256
Rockwell Automation, Inc.(a)	2,509	646,243
Schneider Electric SE	7,495	1,052,558
Sunrun, Inc.*	64,000	1,537,280
Voltronic Power Technology Corp. (Taiwan)	10,000	501,717

		29,326,030

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp. (Class A Stock)	31,834	2,423,841
CDW Corp.	3,206	572,527
Corning, Inc.	115,812	3,699,035
Halma PLC (United Kingdom)	16,150	384,611
Hamamatsu Photonics KK (Japan)	49,000	2,338,659
Hirose Electric Co. Ltd. (Japan)	2,500	313,554
Hon Hai Precision Industry Co. Ltd. (Taiwan)	277,000	897,821
Ibiden Co. Ltd. (Japan)	8,800	317,350
Jabil, Inc.	21,400	1,459,480
Keyence Corp. (Japan)	7,675	2,979,779
Keysight Technologies, Inc.*	23,079	3,948,125
Littelfuse, Inc.	2,843	626,029

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Samsung SDI Co. Ltd. (South Korea)	3,654	$1,715,708
TD SYNNEX Corp.	5,500	520,905
TDK Corp. (Japan)	23,300	758,033
TE Connectivity Ltd. (Switzerland)	7,388	848,142
Teledyne Technologies, Inc.*	976	390,312
Trimble, Inc.*	5,716	289,001
Venture Corp. Ltd. (Singapore)	101,000	1,287,365
Yokogawa Electric Corp. (Japan)	21,900	347,574
Zebra Technologies Corp. (Class A Stock)*	1,087	278,718

		26,396,569

Energy Equipment & Services — 0.2%
Baker Hughes Co.	110,975	3,277,092
Halliburton Co.	233,441	9,185,903
Schlumberger Ltd.	106,759	5,707,336

		18,170,331

Entertainment — 0.4%
Activision Blizzard, Inc.	110,385	8,449,972
Electronic Arts, Inc.	39,455	4,820,612
Live Nation Entertainment, Inc.*	27,246	1,900,136
NCSoft Corp. (South Korea)	931	332,575
NetEase, Inc. (China), ADR(a)	10,069	731,311
Netflix, Inc.*	39,324	11,595,861
Nintendo Co. Ltd. (Japan)	41,700	1,753,342
Take-Two Interactive Software, Inc.*	3,485	362,893
Walt Disney Co. (The)*	167,921	14,588,977
Warner Bros Discovery, Inc.*	51,264	485,983

		45,021,662

Equity Real Estate Investment Trusts (REITs) — 0.9%
Alexandria Real Estate Equities, Inc.	32,950	4,799,827
American Tower Corp.	26,430	5,599,460
Americold Realty Trust, Inc.	146,985	4,161,145
AvalonBay Communities, Inc.	21,416	3,459,112
Boston Properties, Inc.(a)	8,409	568,280
Camden Property Trust	2,370	265,156
Cousins Properties, Inc.(a)	12,592	318,452
Crown Castle, Inc.	9,758	1,323,575
Digital Realty Trust, Inc.	6,552	656,969
Equinix, Inc.	12,702	8,320,191
Equity Residential	36,807	2,171,613
Essex Property Trust, Inc.	3,914	829,455
Extra Space Storage, Inc.(a)	2,927	430,796
Federal Realty Investment Trust	1,533	154,894
Gaming & Leisure Properties, Inc.	18,572	967,416
GLP J-REIT (Japan)	348	400,784
Goodman Group (Australia)	233,066	2,740,939
Healthpeak Properties, Inc.	12,546	314,528
Host Hotels & Resorts, Inc.	151,564	2,432,602
Hudson Pacific Properties, Inc.	111,500	1,084,895
Invitation Homes, Inc.	13,383	396,672
Iron Mountain, Inc.(a)	6,691	333,546
Japan Real Estate Investment Corp. (Japan)	183	803,790
JBG SMITH Properties	29,900	567,502
Kilroy Realty Corp.	13,900	537,513

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Kimco Realty Corp.	14,359	$304,124
Klepierre SA (France)*	165,607	3,822,313
Lamar Advertising Co. (Class A Stock)	13,800	1,302,720
Mid-America Apartment Communities, Inc.	7,717	1,211,492
Nomura Real Estate Master Fund, Inc. (Japan)	314	389,012
Prologis, Inc.	73,498	8,285,430
Public Storage	26,583	7,448,291
Realty Income Corp.	13,940	884,214
Regency Centers Corp.	3,624	226,500
SBA Communications Corp.	28,584	8,012,381
Scentre Group (Australia)	331,632	645,542
Simon Property Group, Inc.	45,713	5,370,363
Stockland (Australia)	140,197	345,285
UDR, Inc.	7,110	275,370
Unibail-Rodamco-Westfield (France)*	12,400	648,225
Ventas, Inc.	159,958	7,206,108
VICI Properties, Inc.(a)	38,305	1,241,082
Vicinity Ltd. (Australia)	226,136	305,351
Vornado Realty Trust(a)	3,624	75,415
Welltower, Inc.	10,455	685,325
Weyerhaeuser Co.	126,202	3,912,262

		96,235,917

Food & Staples Retailing — 0.6%
Albertson’s Cos., Inc. (Class A Stock)	120,912	2,507,715
BIM Birlesik Magazalar A/S (Turkey)	69,282	506,302
Carrefour SA (France)	38,585	645,371
Coles Group Ltd. (Australia)	80,183	908,925
Costco Wholesale Corp.	39,943	18,233,979
Kesko OYJ (Finland) (Class B Stock)	103,117	2,278,494
Koninklijke Ahold Delhaize NV (Netherlands)	284,247	8,172,466
Kroger Co. (The)	90,046	4,014,251
Loblaw Cos. Ltd. (Canada)	12,007	1,061,653
Performance Food Group Co.*	16,175	944,458
Sysco Corp.	47,640	3,642,078
Tesco PLC (United Kingdom)	316,347	852,514
Walgreens Boots Alliance, Inc.(a)	16,589	619,765
Wal-Mart de Mexico SAB de CV (Mexico)	185,877	657,030
Walmart, Inc.	135,231	19,174,403
Woolworths Group Ltd. (Australia)	77,122	1,761,114

		65,980,518

Food Products — 0.7%
Archer-Daniels-Midland Co.	69,405	6,444,254
AVI Ltd. (South Africa)	75,716	335,404
Bunge Ltd.	26,100	2,603,997
Campbell Soup Co.(a)	4,600	261,050
Conagra Brands, Inc.	11,152	431,582
Darling Ingredients, Inc.*	10,428	652,689
General Mills, Inc.	13,522	1,133,820
Gruma SAB de CV (Mexico) (Class B Stock)	29,726	397,109
Hershey Co. (The)	48,072	11,132,033
Hormel Foods Corp.	6,691	304,775

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Food Products (cont’d.)
J.M. Smucker Co. (The)	2,370	$375,550
Kellogg Co.	5,855	417,110
Kraft Heinz Co. (The)	17,983	732,088
Lamb Weston Holdings, Inc.	85,631	7,651,986
McCormick & Co., Inc.	5,716	473,799
Mondelez International, Inc. (Class A Stock)	100,076	6,670,065
Mowi ASA (Norway)	39,940	680,590
Nestle SA	162,834	18,808,863
Orkla ASA (Norway)	159,625	1,152,067
Pilgrim’s Pride Corp.*	180,527	4,283,906
Post Holdings, Inc.*	6,300	568,638
Tyson Foods, Inc. (Class A Stock)	114,685	7,139,141
Viscofan SA (Spain)	3,645	234,768
WH Group Ltd. (Hong Kong), 144A	3,350,000	1,953,848
Wilmar International Ltd. (China)	1,657,500	5,163,736

		80,002,868

Gas Utilities — 0.1%
APA Group (Australia)	32,735	239,273
Atmos Energy Corp.	3,206	359,296
Osaka Gas Co. Ltd. (Japan)	23,900	385,103
Tokyo Gas Co. Ltd. (Japan)	26,900	526,697
UGI Corp.	128,495	4,763,310

		6,273,679

Health Care Equipment & Supplies — 0.8%
Abbott Laboratories	185,355	20,350,126
Alcon, Inc. (Switzerland)	24,598	1,687,889
Align Technology, Inc.*	1,617	341,025
Baxter International, Inc.	81,722	4,165,370
Becton, Dickinson & Co.	13,409	3,409,909
Boston Scientific Corp.*	86,909	4,021,279
Cochlear Ltd. (Australia)	2,720	375,652
Cooper Cos., Inc. (The)	976	322,734
DENTSPLY SIRONA, Inc.	5,019	159,805
Dexcom, Inc.*	78,938	8,938,939
Edwards Lifesciences Corp.*	32,480	2,423,333
Hologic, Inc.*	5,716	427,614
Hoya Corp. (Japan)	7,000	670,450
IDEXX Laboratories, Inc.*	1,896	773,492
Intuitive Surgical, Inc.*	12,837	3,406,298
Medtronic PLC	176,135	13,689,212
Olympus Corp. (Japan)	196,800	3,471,078
ResMed, Inc.	3,346	696,403
STERIS PLC	23,881	4,410,582
Straumann Holding AG (Switzerland)	4,247	487,009
Stryker Corp.	12,351	3,019,696
Teleflex, Inc.	976	243,639
Zimmer Biomet Holdings, Inc.	45,894	5,851,485

		83,343,019

Health Care Providers & Services — 1.2%
Acadia Healthcare Co., Inc.*	11,500	946,680
AmerisourceBergen Corp.	9,354	1,550,051
Cardinal Health, Inc.(a)	36,673	2,819,054
Centene Corp.*	27,767	2,277,172
Cigna Corp.	42,966	14,236,354

	Shares	Value

COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
CVS Health Corp.	162,671	$15,159,310
DaVita, Inc.*	1,394	104,090
Elevance Health, Inc.	9,637	4,943,492
Fresenius SE & Co. KGaA (Germany)	29,391	820,947
HCA Healthcare, Inc.	4,879	1,170,765
Henry Schein, Inc.*(a)	3,206	256,063
Humana, Inc.	6,632	3,396,844
Laboratory Corp. of America Holdings	1,952	459,657
McKesson Corp.	10,761	4,036,666
Medipal Holdings Corp. (Japan)	53,200	703,157
Molina Healthcare, Inc.*	18,317	6,048,640
Quest Diagnostics, Inc.	2,788	436,155
Sonic Healthcare Ltd. (Australia)	331,517	6,746,710
Tenet Healthcare Corp.*	12,000	585,480
UnitedHealth Group, Inc.	114,231	60,562,992
Universal Health Services, Inc. (Class B Stock)	1,394	196,401

		127,456,680

Hotels, Restaurants & Leisure — 0.9%
Airbnb, Inc. (Class A Stock)*	15,729	1,344,830
Aristocrat Leisure Ltd. (Australia)	162,777	3,354,151
Booking Holdings, Inc.*	2,824	5,691,151
Boyd Gaming Corp.	5,930	323,363
Caesars Entertainment, Inc.*	44,779	1,862,806
Carnival Corp.*(a)	22,444	180,899
Chipotle Mexican Grill, Inc.*	4,411	6,120,218
Compass Group PLC (United Kingdom)	397,690	9,183,471
Darden Restaurants, Inc.	2,927	404,892
Domino’s Pizza, Inc.	725	251,140
Evolution AB (Sweden), 144A	12,123	1,180,834
Expedia Group, Inc.*	7,398	648,065
Genting Singapore Ltd. (Singapore)	443,700	316,650
Hilton Worldwide Holdings, Inc.	30,973	3,913,748
InterContinental Hotels Group PLC (United Kingdom)	10,891	624,913
La Francaise des Jeux SAEM (France), 144A	59,425	2,391,175
Las Vegas Sands Corp.*	57,267	2,752,825
Lottery Corp. Ltd. (The) (Australia)*	198,807	605,980
Marriott International, Inc. (Class A Stock)	73,160	10,892,792
McDonald’s Corp.	78,487	20,683,679
MGM Resorts International	7,528	252,414
Norwegian Cruise Line Holdings Ltd.*(a)	9,619	117,737
Oriental Land Co. Ltd. (Japan)	34,400	5,006,031
Penn Entertainment, Inc.*(a)	10,439	310,038
Royal Caribbean Cruises Ltd.*(a)	5,019	248,089
Sodexo SA (France)	29,100	2,784,243
Starbucks Corp.	157,648	15,638,682
Whitbread PLC (United Kingdom)	27,055	836,502
Wynn Resorts Ltd.*	2,509	206,917
Yum! Brands, Inc.	6,413	821,377

		98,949,612

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Household Durables — 0.1%
D.R. Horton, Inc.(a)	7,249	$646,176
Garmin Ltd.	3,624	334,459
Lennar Corp. (Class A Stock)	34,496	3,121,888
Mohawk Industries, Inc.*	7,398	756,223
Newell Brands, Inc.(a)	8,782	114,868
NVR, Inc.*	70	322,881
PulteGroup, Inc.	5,158	234,844
Sekisui Chemical Co. Ltd. (Japan)	42,300	589,590
Sony Group Corp. (Japan)	30,000	2,286,649
Toll Brothers, Inc.	12,565	627,245
Whirlpool Corp.(a)	1,255	177,532

		9,212,355

Household Products — 0.5%
Church & Dwight Co., Inc.	5,576	449,481
Clorox Co. (The)(a)	2,788	391,240
Colgate-Palmolive Co.	75,330	5,935,251
Essity AB (Sweden) (Class B Stock)	24,477	640,984
Henkel AG & Co. KGaA (Germany)	7,017	450,946
Kimberly-Clark Corp.	48,213	6,544,915
Procter & Gamble Co. (The)	222,173	33,672,540
Reckitt Benckiser Group PLC (United Kingdom)	88,310	6,121,328

		54,206,685

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	122,435	3,521,231
Vistra Corp.	83,981	1,948,359

		5,469,590

Industrial Conglomerates — 0.4%
3M Co.	61,863	7,418,611
CK Hutchison Holdings Ltd. (United Kingdom)	112,000	670,975
General Electric Co.	34,714	2,908,686
Hitachi Ltd. (Japan)	76,300	3,839,132
Honeywell International, Inc.	70,582	15,125,723
Jardine Matheson Holdings Ltd. (Hong Kong)	112,300	5,712,796
Siemens AG (Germany)	2,370	326,708
Smiths Group PLC (United Kingdom)	294,595	5,653,889

		41,656,520

Insurance — 1.4%
Aflac, Inc.	13,522	972,773
Ageas SA/NV (Belgium)	8,475	376,052
AIA Group Ltd. (Hong Kong)	133,000	1,468,771
Allstate Corp. (The)	6,413	869,603
American International Group, Inc.	120,823	7,640,847
Aon PLC (Class A Stock)	10,867	3,261,621
Arch Capital Group Ltd.*(a)	21,846	1,371,492
Arthur J. Gallagher & Co.	10,976	2,069,415
Assurant, Inc.	1,533	191,717
AXA SA (France)	337,497	9,401,161
Axis Capital Holdings Ltd.	7,456	403,892
Brown & Brown, Inc.	5,855	333,559
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	486,800	1,076,468

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
Chubb Ltd.	98,685	$21,769,911
Cincinnati Financial Corp.	3,903	399,628
Dai-ichi Life Holdings, Inc. (Japan)	402,900	9,098,841
Everest Re Group Ltd.	976	323,320
Fairfax Financial Holdings Ltd. (Canada)	1,360	805,624
Globe Life, Inc.	2,509	302,460
Hartford Financial Services Group, Inc. (The)	22,879	1,734,915
iA Financial Corp., Inc. (Canada)	7,529	440,786
Japan Post Holdings Co. Ltd. (Japan)	896,400	7,542,271
Japan Post Insurance Co. Ltd. (Japan)	321,500	5,654,262
Lincoln National Corp.(a)	4,182	128,471
Loews Corp.	5,297	308,974
Manulife Financial Corp. (Canada)	65,633	1,170,633
Marsh & McLennan Cos., Inc.	73,849	12,220,532
MetLife, Inc.	123,027	8,903,464
MS&AD Insurance Group Holdings, Inc. (Japan)	23,400	748,094
Muenchener Rueckversicherungs-Gesellschaft AGin Muenchen (Germany)	3,425	1,107,887
NN Group NV (Netherlands)	160,533	6,564,548
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	177,500	1,166,130
Poste Italiane SpA (Italy), 144A	370,969	3,619,349
Principal Financial Group, Inc.	5,716	479,687
Progressive Corp. (The)	97,614	12,661,512
Reinsurance Group of America, Inc.	8,023	1,139,988
RenaissanceRe Holdings Ltd. (Bermuda)	5,283	973,287
Sampo OYJ (Finland) (Class A Stock)	92,809	4,847,368
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	5,459	863,833
Suncorp Group Ltd. (Australia)	43,495	354,433
Tokio Marine Holdings, Inc. (Japan)	124,700	2,663,890
Travelers Cos., Inc. (The)	5,576	1,045,444
Unum Group	67,572	2,772,479
W.R. Berkley Corp.	5,158	374,316
Willis Towers Watson PLC(a)	2,788	681,889
Zurich Insurance Group AG (Switzerland)	10,626	5,080,050

		147,385,647

Interactive Media & Services — 1.1%
Alphabet, Inc. (Class A Stock)*	545,639	48,141,729
Alphabet, Inc. (Class C Stock)*	392,202	34,800,084
carsales.com Ltd. (Australia)	24,471	344,369
Match Group, Inc.*	6,413	266,075
Meta Platforms, Inc. (Class A Stock)*	242,529	29,185,940
Pinterest, Inc. (Class A Stock)*	22,200	539,016
Tencent Holdings Ltd. (China)	26,000	1,102,409

		114,379,622

Internet & Direct Marketing Retail — 0.6%
Alibaba Group Holding Ltd. (China)*	66,500	729,699
Amazon.com, Inc.*	669,741	56,258,244
Coupang, Inc. (South Korea)*	101,154	1,487,975

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Internet & Direct Marketing Retail (cont’d.)
eBay, Inc.(a)	114,699	$4,756,568
Etsy, Inc.*	2,788	333,947
JD.com, Inc. (China) (Class A Stock)	21,985	613,747
MercadoLibre, Inc. (Brazil)*	4,763	4,030,641
ZOZO, Inc. (Japan)	40,300	995,239

		69,206,060

IT Services — 1.4%
Accenture PLC (Class A Stock)	44,294	11,819,411
Adyen NV (Netherlands), 144A*	2,209	3,066,644
Akamai Technologies, Inc.*(a)	3,624	305,503
Amadeus IT Group SA (Spain)*	9,394	487,340
Automatic Data Processing, Inc.	54,416	12,997,806
Broadridge Financial Solutions, Inc.	9,488	1,272,625
Capgemini SE (France)	20,407	3,411,565
Cognizant Technology Solutions Corp. (Class A Stock)	32,710	1,870,685
Computershare Ltd.	228,638	4,027,696
Concentrix Corp.	4,400	585,904
DXC Technology Co.*	63,658	1,686,937
Edenred (France)	16,496	897,801
EPAM Systems, Inc.*	13,491	4,421,540
Fidelity National Information Services, Inc.	22,201	1,506,338
Fiserv, Inc.*	14,498	1,465,313
FleetCor Technologies, Inc.*	1,812	332,828
Fujitsu Ltd. (Japan)	18,400	2,453,045
Gartner, Inc.*	13,480	4,531,167
Global Payments, Inc.	6,273	623,034
GMO Payment Gateway, Inc. (Japan)	5,551	459,062
GoDaddy, Inc. (Class A Stock)*	26,000	1,945,320
International Business Machines Corp.	74,564	10,505,322
Jack Henry & Associates, Inc.	1,673	293,712
Kyndryl Holdings, Inc.*	84,500	939,640
Mastercard, Inc. (Class A Stock)	99,888	34,734,054
NEC Corp. (Japan)	10,000	350,693
NTT Data Corp. (Japan)	185,400	2,701,785
Otsuka Corp. (Japan)	19,400	611,495
Paychex, Inc.	7,388	853,757
PayPal Holdings, Inc.*	26,208	1,866,534
SCSK Corp. (Japan)	24,900	376,905
SS&C Technologies Holdings, Inc.	63,100	3,284,986
TIS, Inc. (Japan)	28,000	735,890
Twilio, Inc. (Class A Stock)*	10,500	514,080
VeriSign, Inc.*	8,353	1,716,040
Visa, Inc. (Class A Stock)(a)	159,579	33,154,133
WEX, Inc.*	5,795	948,352

		153,754,942

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	12,900	808,565
Brunswick Corp.	7,200	518,976
Hasbro, Inc.	2,927	178,576
Sankyo Co. Ltd. (Japan)	21,100	862,065
Shimano, Inc. (Japan)	4,500	711,085

		3,079,267

	Shares	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	48,360	$7,237,074
Avantor, Inc.*	230,100	4,852,809
Bio-Rad Laboratories, Inc. (Class A Stock)*	558	234,633
Bio-Techne Corp.	3,903	323,481
Charles River Laboratories International, Inc.*	1,115	242,959
Danaher Corp.	39,097	10,377,126
Eurofins Scientific SE (Luxembourg)	17,792	1,277,434
ICON PLC*	5,014	973,969
Illumina, Inc.*	3,624	732,773
IQVIA Holdings, Inc.*	27,276	5,588,580
Lonza Group AG (Switzerland)	2,485	1,219,825
Mettler-Toledo International, Inc.*	502	725,616
PerkinElmer, Inc.	2,788	390,933
Sotera Health Co.*	522,250	4,350,342
Syneos Health, Inc.*	15,800	579,544
Thermo Fisher Scientific, Inc.	21,829	12,021,012
Waters Corp.*	1,394	477,557
West Pharmaceutical Services, Inc.	1,812	426,454

		52,032,121

Machinery — 0.9%
Aalberts NV (Netherlands)	15,134	589,505
AGCO Corp.	29,296	4,063,062
Alfa Laval AB (Sweden)	16,669	482,190
Atlas Copco AB (Sweden) (Class A Stock)	392,984	4,656,231
Atlas Copco AB (Sweden) (Class B Stock)	101,383	1,081,721
Caterpillar, Inc.	40,668	9,742,426
CNH Industrial NV (United Kingdom)	51,518	826,452
Cummins, Inc.	3,206	776,782
Daimler Truck Holding AG (Germany)*	46,339	1,424,541
Deere & Co.	42,884	18,386,944
Doosan Bobcat, Inc. (South Korea)	14,783	404,482
Dover Corp.	17,283	2,340,291
Epiroc AB (Sweden) (Class A Stock)	42,457	773,104
Epiroc AB (Sweden) (Class B Stock)	25,480	409,902
Esab Corp.	57,000	2,674,440
Fortive Corp.	39,321	2,526,374
Gates Industrial Corp. PLC*	77,884	888,656
GEA Group AG (Germany)	53,672	2,182,709
Haitian International Holdings Ltd. (China)	94,000	250,532
Hitachi Construction Machinery Co. Ltd. (Japan)	231,100	5,150,398
Hoshizaki Corp. (Japan)	11,500	404,363
IDEX Corp.	19,094	4,359,733
Illinois Tool Works, Inc.	6,273	1,381,942
Indutrade AB (Sweden)	13,720	278,235
Ingersoll Rand, Inc.	9,340	488,015
Komatsu Ltd. (Japan)	292,900	6,330,778
Lincoln Electric Holdings, Inc.	3,800	549,062
Nordson Corp.	1,115	265,058
OSG Corp. (Japan)	41,000	561,390
Otis Worldwide Corp.	34,135	2,673,112
PACCAR, Inc.	88,411	8,750,037

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Parker-Hannifin Corp.	22,136	$6,441,576
Pentair PLC	4,043	181,854
Sandvik AB (Sweden)	23,482	424,357
Snap-on, Inc.	1,255	286,755
Spirax-Sarco Engineering PLC (United Kingdom)	4,814	614,895
Stanley Black & Decker, Inc.	3,485	261,793
Timken Co. (The)	41,198	2,911,463
Volvo AB (Sweden) (Class B Stock)	308,415	5,571,084
Westinghouse Air Brake Technologies Corp.	4,182	417,405
Xylem, Inc.	4,043	447,034

		103,230,683

Marine — 0.1%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	216	476,033
AP Moller - Maersk A/S (Denmark) (Class B Stock)	2,925	6,547,919
Kuehne + Nagel International AG (Switzerland)	21,754	5,057,430
Nippon Yusen KK (Japan)	22,800	537,639
SITC International Holdings Co. Ltd. (China)	1,390,000	3,080,852

		15,699,873

Media — 0.3%
Charter Communications, Inc. (Class A Stock)*	2,509	850,802
Comcast Corp. (Class A Stock)	476,291	16,655,896
Dentsu Group, Inc. (Japan)	101,600	3,187,261
DISH Network Corp. (Class A Stock)*	5,994	84,156
Fox Corp. (Class A Stock)	24,910	756,517
Fox Corp. (Class B Stock)	21,206	603,311
Informa PLC (United Kingdom)	99,871	745,014
Interpublic Group of Cos., Inc. (The)	9,061	301,822
News Corp. (Class A Stock)	9,061	164,910
News Corp. (Class B Stock)	3,485	64,263
Omnicom Group, Inc.	4,740	386,642
Paramount Global (Class B Stock)(a)	38,710	653,425
Publicis Groupe SA (France)	117,827	7,527,063
WPP PLC (United Kingdom)	527,227	5,208,996

		37,190,078

Metals & Mining — 0.6%
ArcelorMittal SA (Luxembourg)	145,311	3,833,617
Barrick Gold Corp. (Canada)(a)	114,249	1,962,798
BHP Group Ltd. (Australia)	371,883	11,519,799
BlueScope Steel Ltd. (Australia)	541,156	6,167,681
Boliden AB (Sweden)	13,368	502,131
Fortescue Metals Group Ltd. (Australia)	181,961	2,543,297
Freeport-McMoRan, Inc.	32,481	1,234,278
Glencore PLC (Australia)	1,753,642	11,694,419
Newmont Corp.	17,983	848,798
Nippon Steel Corp. (Japan)	397,700	6,900,549
Norsk Hydro ASA (Norway)	92,064	687,936
Nucor Corp.	5,855	771,748
Pilbara Minerals Ltd. (Australia)*	162,908	412,524

	Shares	Value

COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Reliance Steel & Aluminum Co.	2,792	$565,212
Rio Tinto Ltd. (Australia)	23,088	1,822,234
Rio Tinto PLC (Australia)	21,837	1,536,976
South32 Ltd. (Australia)	283,623	777,589
Steel Dynamics, Inc.	49,070	4,794,139
Sumitomo Metal Mining Co. Ltd. (Japan)	15,700	551,680
United States Steel Corp.	36,400	911,820
Vale SA (Brazil)	16,100	272,767

		60,311,992

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Rithm Capital Corp.	290,660	2,374,692
Starwood Property Trust, Inc.	16,724	306,551

		2,681,243

Multiline Retail — 0.2%
Dollar General Corp.	76,804	18,912,985
Dollar Tree, Inc.*	4,740	670,426
Dollarama, Inc. (Canada)	5,217	305,121
Macy’s, Inc.	164,300	3,392,795
Target Corp.	10,455	1,558,213
Wesfarmers Ltd. (Australia)	21,642	674,956

		25,514,496

Multi-Utilities — 0.4%
Ameren Corp.	46,607	4,144,294
CenterPoint Energy, Inc.	204,648	6,137,394
CMS Energy Corp.	56,163	3,556,803
Consolidated Edison, Inc.	7,946	757,333
Dominion Energy, Inc.	74,140	4,546,265
DTE Energy Co.	17,229	2,024,924
E.ON SE (Germany)	894,765	8,895,762
Engie SA (France)	408,238	5,840,289
NiSource, Inc.	39,101	1,072,149
Public Service Enterprise Group, Inc.	24,401	1,495,049
Sempra Energy	43,225	6,679,992
WEC Energy Group, Inc.	7,249	679,666

		45,829,920

Oil, Gas & Consumable Fuels — 2.1%
APA Corp.	7,528	351,407
BP PLC (United Kingdom)	1,428,010	8,239,534
Canadian Natural Resources Ltd. (Canada)	3,836	213,020
Cenovus Energy, Inc. (Canada)	36,493	708,029
Cheniere Energy, Inc.	39,516	5,925,819
Chevron Corp.	205,411	36,869,220
China Petroleum & Chemical Corp. (China) (Class H Stock)	1,806,000	870,153
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	204,500	589,099
ConocoPhillips	234,130	27,627,340
Coterra Energy, Inc.	18,401	452,113
Devon Energy Corp.	22,612	1,390,864
Diamondback Energy, Inc.	25,881	3,540,003
Eni SpA (Italy)	394,704	5,612,481
EOG Resources, Inc.	31,379	4,064,208

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
EQT Corp.(a)	8,364	$282,954
Equinor ASA (Norway)	225,242	8,095,260
Exxon Mobil Corp.	397,635	43,859,140
Harbour Energy PLC (United Kingdom)	64,456	237,860
Hess Corp.	49,758	7,056,680
Inpex Corp. (Japan)	413,900	4,447,530
Kinder Morgan, Inc.	45,027	814,088
LUKOIL PJSC (Russia), ADR*^	9,456	1
Marathon Oil Corp.	14,853	402,071
Marathon Petroleum Corp.	39,291	4,573,079
New Fortress Energy, Inc.(a)	11,330	480,619
Occidental Petroleum Corp.	16,868	1,062,515
ONEOK, Inc.	10,037	659,431
Ovintiv, Inc.	30,800	1,561,868
PDC Energy, Inc.	4,875	309,465
Petroleo Brasileiro SA (Brazil), ADR(a)	40,571	432,081
Phillips 66	10,873	1,131,662
Pioneer Natural Resources Co.	44,958	10,267,958
Repsol SA (Spain)	90,767	1,444,740
Shell PLC (Netherlands)	619,324	17,459,250
Suncor Energy, Inc. (Canada)	26,678	846,248
Targa Resources Corp.	5,158	379,113
TotalEnergies SE (France)(a)	173,798	10,909,857
Valero Energy Corp.	94,425	11,978,756
Williams Cos., Inc. (The)	171,226	5,633,335

		230,778,851

Paper & Forest Products — 0.0%
Oji Holdings Corp. (Japan)	70,700	285,557
Stora Enso OYJ (Finland) (Class R Stock)	156,136	2,201,441

		2,486,998

Personal Products — 0.2%
Amorepacific Corp. (South Korea)	5,361	586,733
Coty, Inc. (Class A Stock)*	67,100	574,376
Estee Lauder Cos., Inc. (The) (Class A Stock)	5,297	1,314,239
Haleon PLC*	337,032	1,333,506
Kao Corp. (Japan)	5,700	226,293
L’Oreal SA (France)	26,183	9,376,073
Unilever PLC (United Kingdom)	257,125	12,981,686

		26,392,906

Pharmaceuticals — 2.6%
Astellas Pharma, Inc. (Japan)	117,300	1,783,621
AstraZeneca PLC (United Kingdom)	86,593	11,717,711
AstraZeneca PLC (United Kingdom), ADR	133,946	9,081,539
Bayer AG (Germany)	161,767	8,326,164
Bristol-Myers Squibb Co.	382,553	27,524,688
Catalent, Inc.*	4,182	188,232
Chugai Pharmaceutical Co. Ltd. (Japan)	53,200	1,356,960
Elanco Animal Health, Inc.*	75,600	923,832
Eli Lilly & Co.	81,334	29,755,231
GSK PLC	581,386	10,048,231
Ipsen SA (France)	41,593	4,473,769

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Jazz Pharmaceuticals PLC*	23,610	$3,761,309
Johnson & Johnson	217,050	38,341,882
Kalbe Farma Tbk PT (Indonesia)	1,799,200	241,536
Kyowa Kirin Co. Ltd. (Japan)	35,800	819,963
Merck & Co., Inc.	252,290	27,991,576
Merck KGaA (Germany)	8,277	1,596,968
Novartis AG (Switzerland)	197,900	17,909,446
Novo Nordisk A/S (Denmark), ADR	4,549	615,662
Novo Nordisk A/S (Denmark) (Class B Stock)	157,392	21,376,283
Ono Pharmaceutical Co. Ltd. (Japan)	136,600	3,192,832
Organon & Co.	5,716	159,648
Pfizer, Inc.	523,576	26,828,034
Roche Holding AG	68,632	21,566,752
Sanofi (France)	163,634	15,778,668
Shionogi & Co. Ltd. (Japan)	17,200	858,162
Takeda Pharmaceutical Co. Ltd. (Japan)	11,900	371,836
Viatris, Inc.	28,299	314,968
Zoetis, Inc.	10,734	1,573,068

		288,478,571

Professional Services — 0.2%
Booz Allen Hamilton Holding Corp.	19,452	2,033,123
CoStar Group, Inc.*	93,957	7,260,997
Equifax, Inc.	2,649	514,860
Experian PLC (United Kingdom)	14,461	489,770
Jacobs Solutions, Inc.	2,927	351,445
Leidos Holdings, Inc.	37,697	3,965,347
Persol Holdings Co. Ltd. (Japan)	34,100	725,298
Randstad NV (Netherlands)	12,710	776,612
RELX PLC (United Kingdom)	42,657	1,179,382
Robert Half International, Inc.(a)	2,370	174,977
Verisk Analytics, Inc.	3,485	614,824
Wolters Kluwer NV (Netherlands)	77,563	8,115,829

		26,202,464

Real Estate Management & Development — 0.1%
Aroundtown SA (Germany)	121,060	282,000
Capitaland India Trust (Singapore), UTS	313,000	264,014
Capitaland Investment Ltd. (Singapore)	166,700	460,708
CBRE Group, Inc. (Class A Stock)*	16,408	1,262,760
City Developments Ltd. (Singapore)	379,000	2,329,835
CK Asset Holdings Ltd. (Hong Kong)	509,500	3,124,852
Daito Trust Construction Co. Ltd. (Japan)	3,600	368,578
Emaar Properties PJSC (United Arab Emirates)	316,891	504,152
Howard Hughes Corp. (The)*	4,555	348,093
Jones Lang LaSalle, Inc.*	3,400	541,858
LEG Immobilien SE (Germany)	7,490	488,488
Nomura Real Estate Holdings, Inc. (Japan)	17,300	369,922
Opendoor Technologies, Inc.*(a)	678,900	787,524
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	46,500	407,614

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Real Estate Management & Development (cont’d.)
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	73,000	$425,162

		11,965,560

Road & Rail — 0.3%
CSX Corp.	228,515	7,079,395
J.B. Hunt Transport Services, Inc.	5,351	933,000
Norfolk Southern Corp.	22,041	5,431,343
Old Dominion Freight Line, Inc.	2,091	593,384
Ryder System, Inc.	25,503	2,131,286
Sankyu, Inc. (Japan)	17,000	621,961
TFI International, Inc. (Canada)(a)	18,772	1,881,705
Uber Technologies, Inc.*	62,496	1,545,526
Union Pacific Corp.	64,926	13,444,227
XPO, Inc.*(a)	58,937	1,962,013

		35,623,840

Semiconductors & Semiconductor Equipment — 1.6%
Advanced Micro Devices, Inc.*	58,128	3,764,951
Analog Devices, Inc.	46,283	7,591,801
Applied Materials, Inc.	19,656	1,914,101
ASML Holding NV (Netherlands)	24,571	13,397,390
ASML Holding NV (Netherlands)(a)	1,636	893,910
Broadcom, Inc.	47,206	26,394,291
Daqo New Energy Corp. (China), ADR*	4,599	177,567
Enphase Energy, Inc.*	32,973	8,736,526
First Solar, Inc.*	19,200	2,875,968
Infineon Technologies AG (Germany)	147,673	4,488,067
Intel Corp.	512,626	13,548,705
KLA Corp.	6,338	2,389,616
Lam Research Corp.	12,928	5,433,638
Lasertec Corp. (Japan)	9,561	1,561,031
Lattice Semiconductor Corp.*	40,700	2,640,616
Microchip Technology, Inc.	122,099	8,577,455
Micron Technology, Inc.	24,953	1,247,151
Monolithic Power Systems, Inc.	976	345,123
Novatek Microelectronics Corp. (Taiwan)	30,000	306,682
NVIDIA Corp.	156,529	22,875,148
NXP Semiconductors NV (China)	53,937	8,523,664
ON Semiconductor Corp.*	40,557	2,529,540
Qorvo, Inc.*	2,370	214,817
QUALCOMM, Inc.	123,589	13,587,375
Renesas Electronics Corp. (Japan)*	97,200	859,079
Rohm Co. Ltd. (Japan)	5,600	401,461
Skyworks Solutions, Inc.	3,764	343,013
SolarEdge Technologies, Inc.*(a)	1,115	315,846
STMicroelectronics NV (Singapore)	82,982	2,948,854
SUMCO Corp. (Japan)	408,600	5,413,377
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	30,210	2,250,343
Teradyne, Inc.	14,447	1,261,945
Texas Instruments, Inc.	41,738	6,895,952

		174,705,003

Software — 2.3%
Adobe, Inc.*	47,732	16,063,250
ANSYS, Inc.*	1,952	471,584

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
Autodesk, Inc.*	21,466	$4,011,351
Cadence Design Systems, Inc.*	14,934	2,398,998
Ceridian HCM Holding, Inc.*	27,346	1,754,246
Check Point Software Technologies Ltd. (Israel)*	28,034	3,536,770
Constellation Software, Inc. (Canada)	591	922,711
CyberArk Software Ltd.*	12,756	1,653,815
Dassault Systemes SE (France)	244,755	8,801,309
Fair Isaac Corp.*(a)	1,400	838,012
Fortinet, Inc.*	14,777	722,448
Gen Digital, Inc.	13,801	295,755
HubSpot, Inc.*	2,267	655,458
Intuit, Inc.	9,367	3,645,824
Microsoft Corp.	646,256	154,985,114
NCR Corp.*	22,500	526,725
Oracle Corp.	81,195	6,636,879
Paycom Software, Inc.*	22,773	7,066,690
Paylocity Holding Corp.*	2,600	505,076
PTC, Inc.*	2,509	301,180
Roper Technologies, Inc.	21,891	9,458,882
Salesforce, Inc.*	59,790	7,927,556
SAP SE (Germany)	6,816	703,689
ServiceNow, Inc.*	25,467	9,888,072
Synopsys, Inc.*	30,059	9,597,538
Teradata Corp.*	15,900	535,194
Tyler Technologies, Inc.*	864	278,562
WiseTech Global Ltd. (Australia)	38,001	1,306,947

		255,489,635

Specialty Retail — 0.8%
Advance Auto Parts, Inc.(a)	7,918	1,164,184
AutoZone, Inc.*	432	1,065,390
Bath & Body Works, Inc.	121,675	5,127,384
Best Buy Co., Inc.	25,527	2,047,521
CarMax, Inc.*(a)	3,624	220,665
Fast Retailing Co. Ltd. (Japan)	8,900	5,415,949
Hikari Tsushin, Inc. (Japan)	2,800	394,112
Home Depot, Inc. (The)	78,937	24,933,041
Industria de Diseno Textil SA (Spain)	311,284	8,268,030
JD Sports Fashion PLC (United Kingdom)	3,504,349	5,325,304
Lithia Motors, Inc.(a)	6,800	1,392,232
Lowe’s Cos., Inc.	45,205	9,006,644
O’Reilly Automotive, Inc.*	7,962	6,720,167
Ross Stores, Inc.	18,485	2,145,554
TJX Cos., Inc. (The)	127,792	10,172,243
Tractor Supply Co.	2,649	595,946
Ulta Beauty, Inc.*	7,547	3,540,071
USS Co. Ltd. (Japan)	86,400	1,370,915

		88,905,352

Technology Hardware, Storage & Peripherals — 1.6%
Apple, Inc.	1,212,036	157,479,837
Hewlett Packard Enterprise Co.	108,975	1,739,241
HP, Inc.	21,050	565,614
NetApp, Inc.	5,019	301,441
Pure Storage, Inc. (Class A Stock)*	179,849	4,812,759

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals (cont’d.)
Samsung Electronics Co. Ltd. (South Korea)	30,605	$1,343,353
Seagate Technology Holdings PLC	15,726	827,345
Seiko Epson Corp. (Japan)	292,100	4,249,773
Western Digital Corp.*	7,249	228,706

		171,548,069

Textiles, Apparel & Luxury Goods — 0.7%
Brunello Cucinelli SpA (Italy)	18,558	1,373,124
Burberry Group PLC (United Kingdom)	52,139	1,267,612
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	87,628	11,361,843
Deckers Outdoor Corp.*	9,772	3,900,592
Hermes International (France)	8,058	12,472,596
Lululemon Athletica, Inc.*	15,156	4,855,679
LVMH Moet Hennessy Louis Vuitton SE (France)	34,748	25,285,886
NIKE, Inc. (Class B Stock)	53,094	6,212,529
PVH Corp.	53,247	3,758,706
Ralph Lauren Corp.(a)	6,368	672,907
Tapestry, Inc.	5,855	222,958
VF Corp.(a)	7,667	211,686

		71,596,118

Tobacco — 0.4%
Altria Group, Inc.	121,345	5,546,680
British American Tobacco PLC (United Kingdom)	328,222	12,983,856
Imperial Brands PLC (United Kingdom)	185,786	4,628,141
Japan Tobacco, Inc. (Japan)	421,200	8,491,491
Philip Morris International, Inc.	105,239	10,651,239

		42,301,407

Trading Companies & Distributors — 0.4%
AerCap Holdings NV (Ireland)*(a)	5,600	326,592
Ashtead Group PLC (United Kingdom)	86,484	4,912,705
Brenntag SE (Germany)	61,701	3,934,974
Bunzl PLC (United Kingdom)	22,219	739,230
Fastenal Co.(a)	13,243	626,659
Howden Joinery Group PLC (United Kingdom)	88,761	599,348
IMCD NV (Netherlands)	3,867	553,142
ITOCHU Corp. (Japan)	81,900	2,569,428
Marubeni Corp. (Japan)	658,400	7,542,597
Mitsubishi Corp. (Japan)	258,200	8,382,410
Sumitomo Corp. (Japan)	376,100	6,251,944
Toromont Industries Ltd. (Canada)	10,397	750,289
Toyota Tsusho Corp. (Japan)	35,800	1,316,879
United Rentals, Inc.*	1,533	544,859
Univar Solutions, Inc.*(a)	24,851	790,262
W.W. Grainger, Inc.(a)	2,752	1,530,800
WESCO International, Inc.*	27,555	3,449,886

		44,822,004

Water Utilities — 0.0%
American Water Works Co., Inc.	23,450	3,574,249

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	150,100	4,552,067

		Shares	Value

COMMON STOCKS (continued)
Wireless Telecommunication Services (cont’d.)
SoftBank Group Corp. (Japan)		15,800	$668,229
T-Mobile US, Inc.*		59,228	8,291,920
Vodafone Group PLC (United Kingdom)		452,781	458,539

			13,970,755

TOTAL COMMON STOCKS (cost $4,502,876,630)			4,248,233,794

EXCHANGE-TRADED FUNDS — 3.9%
iShares Core S&P 500 ETF		87,740	33,710,585
iShares Core U.S. Aggregate Bond ETF		609,557	59,120,934
iShares iBoxx $ Investment Grade Corporate Bond ETF		493,178	51,995,757
iShares MSCI EAFE ETF(a)		440,850	28,937,394
iShares Russell 1000 Growth ETF		292,064	62,571,791
iShares Russell 1000 Value ETF		285,582	43,308,510
SPDR S&P 500 ETF Trust		311,265	119,037,074
Vanguard Total Bond Market ETF		400,994	28,807,409

TOTAL EXCHANGE-TRADED FUNDS (cost $452,895,581)			427,489,454

PREFERRED STOCKS — 0.1%
Automobiles — 0.1%
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC)*		12,220	1,233,164
Porsche Automobil Holding SE (Germany) (PRFC)		75,721	4,129,516

			5,362,680

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)		5,556	385,102

Life Sciences Tools & Services — 0.0%
Sartorius AG (Germany) (PRFC)		8,398	3,316,169

Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)		166,500	915,211

TOTAL PREFERRED STOCKS (cost $11,466,681)			9,979,162

		Units
RIGHTS* — 0.0%
Health Care Equipment & Supplies
ABIOMED, Inc., expiring 12/31/23^		976	—

(cost $0)
Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 5.1%
Automobiles — 0.1%
AmeriCredit Automobile Receivables Trust,
Series 2019-02, Class C
2.740%	04/18/25	139	137,397

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Chesapeake Funding II LLC,
Series 2021-01A, Class A1, 144A
0.470%	04/15/33		495	$486,927
Credit Acceptance Auto Loan Trust,
Series 2021-02A, Class A, 144A
0.960%	02/15/30		867	833,790
Exeter Automobile Receivables Trust,
Series 2018-03A, Class D, 144A
4.350%	06/17/24		62	61,719
Series 2021-03A, Class D
1.550%	06/15/27		1,000	907,509
Flagship Credit Auto Trust,
Series 2020-04, Class A, 144A
0.530%	04/15/25		13	12,790
Series 2021-01, Class A, 144A
0.310%	06/16/25		172	170,817
Ford Auto Securitization Trust (Canada),
Series 2021-AA, Class C, 144A
2.700%	04/15/29	CAD	500	333,818
Ford Credit Auto Owner Trust,
Series 2020-02, Class B, 144A
1.490%	04/15/33		160	140,031
Ford Credit Floorplan Master Owner Trust A,
Series 2020-01, Class D
2.120%	09/15/25		454	434,613
JPMorgan Chase Bank, NA,
Series 2021-01, Class D, 144A
1.174%	09/25/28		145	139,591
Series 2021-03, Class D, 144A
1.009%	02/26/29		150	140,700
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27		430	412,701
Santander Drive Auto Receivables Trust,
Series 2021-01, Class D
1.130%	11/16/26		345	325,887
Series 2021-02, Class D
1.350%	07/15/27		190	177,639
Westlake Automobile Receivables Trust,
Series 2019-02A, Class E, 144A
4.020%	04/15/25		795	791,788
Series 2021-02A, Class A2A, 144A
0.320%	04/15/25		163	161,682
Series 2021-02A, Class B, 144A
0.620%	07/15/26		337	325,310
Wheels SPV 2 LLC,
Series 2021-01A, Class A, 144A, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.000%)
4.633%(c)	08/20/29		1,179	1,165,267
World Omni Select Auto Trust,
Series 2021-A, Class D
1.440%	11/15/27		300	270,678

				7,430,654

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Debt Obligation — 0.0%
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands),
Series 2022-FL01, Class A, 144A, 30 Day Average SOFR + 1.450% (Cap N/A, Floor 1.450%)
5.257%(c)	01/15/37		1,200	$1,167,154

Collateralized Loan Obligations — 5.0%
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
5.633%(c)	04/20/32		4,395	4,327,471
AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.458%(c)	10/25/33		2,080	2,038,438
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	07/15/31		1,465	1,432,683
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2021-21A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.453%(c)	10/20/34		7,500	7,251,738
Anchorage Capital Europe CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)
2.413%(c)	04/25/34	EUR	2,418	2,482,974
Series 06A, Class B2, 144A
6.000%	08/25/34	EUR	1,000	1,029,451
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)
2.148%(c)	04/15/32	EUR	8,063	8,384,162
Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 2.600% (Cap N/A, Floor 2.600%)
5.100%(c)	07/15/30		9,750	9,713,049
Aurium CLO DAC (Ireland),
Series 02A, Class A1RR, 144A, 3 Month EURIBOR + 0.930% (Cap N/A, Floor 0.930%)
3.011%(c)	06/22/34	EUR	5,000	5,130,201
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2017-02A, Class BR2, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
5.958%(c)	07/25/34		1,491	1,430,577
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)
5.285%(c)	04/23/31		1,920	1,894,090
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	10/17/32		11,595	11,378,411
Series 2019-03A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
5.438%(c)	10/21/34		1,250	1,207,668
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)
5.249%(c)	04/18/35		15,000	14,500,362

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.363%(c)	01/20/32		10,000	$9,754,794
Barings CLO Ltd. (Cayman Islands),
Series 2018-03A, Class A1, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
5.193%(c)	07/20/29		877	869,651
Series 2020-02A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
5.089%(c)	10/15/33		810	793,673
Barings Loan Partners CLO Ltd. (Cayman Islands),
Series LP-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.343%(c)	01/20/34		10,450	10,174,950
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.720%(c)	05/17/31		1,465	1,434,700
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2020-21A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.249%(c)	10/15/34		22,225	21,611,123
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.795%(c)	08/20/32		21,750	21,346,983
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
1.978%(c)	04/15/31	EUR	2,930	3,036,154
Broad River BSL Funding CLO Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.413%(c)	07/20/34		4,000	3,879,045
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
2.368%(c)	10/15/35	EUR	12,510	12,795,500
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
5.408%(c)	07/27/31		6,695	6,602,822
Carlyle US CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.095% (Cap N/A, Floor 1.095%)
5.453%(c)	01/25/33		15,000	14,603,748
CarVal CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1A, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	07/20/34		3,500	3,412,963
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	01/20/35		6,340	6,168,350
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	07/20/34		3,519	3,389,933

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
CIFC Funding Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.435%(c)	01/22/31		1,500	$1,480,489
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.194%(c)	04/18/31		972	956,946
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
5.283%(c)	04/20/31		4,809	4,729,321
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.219%(c)	07/15/34		3,811	3,720,463
Crown City CLO (Cayman Islands),
Series 2022-04A, Class A1, 144A, 3 Month SOFR + 2.230% (Cap N/A, Floor 2.230%)
5.888%(c)	10/20/33		4,000	3,989,890
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class AR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)
2.788%(c)	08/26/32	EUR	10,350	10,707,416
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
5.359%(c)	07/15/29		608	601,167
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.199%(c)	07/15/31		2,930	2,869,584
Series 2021-14A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34		15,000	14,492,503
Elmwood CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
5.319%(c)	04/15/33		1,297	1,276,258
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.475%(c)	01/22/31		4,000	3,950,717
Series 04A, Class A1R, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 0.000%)
5.333%(c)	04/20/32		5,000	4,930,204
GoldenTree Loan Opportunities Ltd. (Cayman Islands),
Series 2014-09A, Class AR2, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.525%(c)	10/29/29		324	321,471
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
5.089%(c)	04/15/31		4,665	4,603,827
Greywolf CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.219%(c)	04/15/34		2,930	2,843,490
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.180%)
5.403%(c)	10/20/31		2,346	2,307,963

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2020-03RA, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.290%)
5.587%(c)	04/15/33		2,930	$2,867,208
Hayfin Emerald CLO DAC (Ireland),
Series 10A, Class A, 3 Month EURIBOR + 1.695% (Cap N/A, Floor 1.695%)
3.809%(c)	04/15/35	EUR	6,250	6,630,979
Henley CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)
2.443%(c)	04/25/34	EUR	1,465	1,504,455
HPS Loan Management Ltd. (Cayman Islands),
Series 11A-17, Class AR, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.552%(c)	05/06/30		1,676	1,661,603
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.532%(c)	02/05/31		382	378,068
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
5.388%(c)	04/25/31		8,479	8,376,710
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.367%(c)	10/19/28		1,059	1,044,656
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 0.000%)
5.338%(c)	04/21/31		1,621	1,602,795
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	01/20/35		7,750	7,473,219
Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.028%(c)	07/15/31	EUR	3,519	3,648,874
Jamestown CLO Ltd. (Cayman Islands),
Series 2018-06RA, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.508%(c)	04/25/30		686	673,340
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34		12,080	11,724,188
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.259%(c)	01/15/31		8,000	7,925,688
Series 18, Class AR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
5.134%(c)	07/18/30		849	838,729
Series 30A, Class A1R, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.099%(c)	10/17/31		2,655	2,606,618
LCM Ltd. (Cayman Islands),
Series 34A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.413%(c)	10/20/34		22,750	22,088,632

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Madison Park Euro Funding XVI DAC (Ireland),
Series 16A, Class A, 144A, 3 Month EURIBOR + 0.790% (Cap N/A, Floor 0.790%)
2.168%(c)	05/25/34	EUR	3,000	$3,059,818
Madison Park Funding Ltd. (Cayman Islands),
Series 2016-21A, Class AARR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.159%(c)	10/15/32		2,770	2,720,595
Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
4.829%(c)	04/15/29		1,722	1,699,623
Series 2019-34A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.478%(c)	04/25/32		6,054	5,954,388
Magnetite Ltd. (Cayman Islands),
Series 2015-16A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
4.994%(c)	01/18/28		815	808,749
Marble Point CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.289%(c)	10/15/34		21,750	21,009,571
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
4.919%(c)	10/12/30		2,346	2,312,302
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
5.199%(c)	07/15/31		2,930	2,871,502
Series 2015-10A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
5.291%(c)	10/13/27		318	314,804
Oaktree CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.435%(c)	04/22/30		21,500	20,950,645
Ocean Trails CLO (Cayman Islands),
Series 2019-07A, Class BR, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
5.679%(c)	04/17/30		1,400	1,343,129
Series 2020-09A, Class A1R, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 1.220%)
5.299%(c)	10/15/34		5,000	4,818,923
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.407%(c)	04/26/31		4,427	4,368,480
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
5.159%(c)	04/17/31		7,222	7,057,247
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
5.089%(c)	07/17/29		2,137	2,109,960
Series 2014-09A, Class A1A3, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.343%(c)	10/20/31		10,000	9,741,198

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.665%(c)	10/30/30		3,556	$3,502,810
Series 2018-18A, Class A, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.099%(c)	04/15/31		1,365	1,331,840
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
5.209%(c)	01/17/31		1,173	1,161,183
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
5.179%(c)	07/16/31		1,757	1,733,646
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
4.879%(c)	10/15/29		337	332,097
Parallel Ltd. (Cayman Islands),
Series 2020-01A, Class A2R, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
6.093%(c)	07/20/34		810	783,893
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.259%(c)	10/15/34		7,500	7,253,153
PPM CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
5.229%(c)	07/15/31		2,930	2,863,528
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
5.403%(c)	10/20/31		4,395	4,314,812
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	10/20/34		7,500	7,306,304
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.468%(c)	04/25/31		4,395	4,306,386
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.397%(c)	01/26/31		1,173	1,159,535
Series 2013-02RA, Class A1, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
5.029%(c)	04/15/29		854	843,535
St. Pauls CLO (Netherlands),
Series 11A, Class AR, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)
2.228%(c)	01/17/32	EUR	10,500	10,926,786
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)
2.373%(c)	04/25/30	EUR	1,038	1,080,583
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)
2.512%(c)	02/20/30	EUR	5,842	6,112,634

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Symphony CLO Ltd. (Cayman Islands),
Series 2018-19A, Class A, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.960%)
5.039%(c)	04/16/31	397	$391,312
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.595%(c)	10/29/34	6,095	5,918,577
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.538%(c)	07/25/34	2,930	2,852,239
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
5.319%(c)	01/17/30	1,681	1,655,578
Trimaran Cavu Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.535%(c)	04/23/32	3,465	3,396,260
TSTAT Ltd.,
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 2.300% (Cap N/A, Floor 2.300%)
4.854%(c)	07/20/31	9,500	9,469,178
Venture CLO Ltd. (Cayman Islands),
Series 2018-32A, Class A1, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.294%(c)	07/18/31	6,000	5,857,353
Series 2020-39A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
5.359%(c)	04/15/33	867	840,563
Voya CLO Ltd. (Cayman Islands),
Series 2019-03A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.159%(c)	10/17/32	450	441,365
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	01/17/31	1,627	1,595,733
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	07/17/31	2,566	2,512,328
Series 2019-XA, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)
5.413%(c)	07/20/32	3,977	3,829,300
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class ANAR, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
5.455%(c)	07/24/32	21,500	21,050,659
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.289%(c)	10/15/34	4,295	4,161,864

			547,029,103

Consumer Loans — 0.0%
Affirm Asset Securitization Trust,
Series 2021-Z01, Class A, 144A
1.070%	08/15/25	359	348,926

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
Series 2021-Z02, Class A, 144A
1.170%	11/16/26		663	$634,372
Series 2022-X01, Class A, 144A
1.750%	02/15/27		220	213,916
BHG Securitization Trust,
Series 2021-B, Class A, 144A
0.900%	10/17/34		147	138,262
Series 2022-A, Class A, 144A
1.710%	02/20/35		1,218	1,137,598
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28		229	221,966
Series 2021-01A, Class A, 144A
1.900%	11/20/31		255	216,350
Series 2021-02A, Class C, 144A
3.090%	04/20/32		300	227,431
Marlette Funding Trust,
Series 2021-03A, Class A, 144A
0.650%	12/15/31		180	178,172
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A
1.750%	09/14/35		300	262,071
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25		108	106,977
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A
1.210%	03/08/28		155	144,333
SoFi Consumer Loan Program Trust,
Series 2021-01, Class B, 144A
1.300%	09/25/30		150	140,762
Series 2021-01, Class C, 144A
1.610%	09/25/30		200	182,552
Series 2021-01, Class D, 144A
2.040%	09/25/30		200	181,234
Upstart Securitization Trust,
Series 2021-04, Class A, 144A
0.840%	09/20/31		536	518,543

				4,853,465

Credit Cards — 0.0%
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, 1 Month SONIA + 1.400% (Cap N/A, Floor 0.000%)
3.428%(c)	11/15/28	GBP	105	125,943

Home Equity Loans — 0.0%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
5.029%(c)	05/25/34		25	23,113
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
5.889%(c)	03/25/43		13	12,553

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.089%(c)	09/25/34		21	$16,612
Option One Mortgage Accept Corp., Asset-Backed Certificates,
Series 2003-05, Class A2, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
5.029%(c)	08/25/33		22	21,233

				73,511

Manufactured Housing — 0.0%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A
3.000%(cc)	11/25/58		64	62,908

Other — 0.0%
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
7.189%(c)	06/25/24		590	552,026

Residential Mortgage-Backed Securities — 0.0%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2004-R01, Class A2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
4.989%(c)	02/25/34		6	5,345
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W010, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
3.766%(c)	10/25/34		16	15,375
Countrywide Asset-Backed Certificates Trust,
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.439%(c)	11/25/34		9	8,994
LSF11 Boson Investments Sarl Compartment 2 (Spain),
Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.898%(c)	11/25/60	EUR	331	337,379
Merrill Lynch Mortgage Investors Trust,
Series 2004-WMC03, Class M2, 1 Month LIBOR + 1.845% (Cap N/A, Floor 1.845%)
6.234%(c)	01/25/35		16	15,026
Structured Asset Investment Loan Trust,
Series 2004-BNC01, Class A4, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
4.956%(c)	09/25/34		53	50,875

				432,994

Student Loans — 0.0%
Laurel Road Prime Student Loan Trust,
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48		22	21,381
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48		107	99,599

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	190	$171,779

			292,759

TOTAL ASSET-BACKED SECURITIES (cost $579,552,465)			562,020,517

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
BANK,
Series 2017-BNK06, Class A4
3.254%	07/15/60	115	106,368
Series 2018-BN13, Class A4
3.953%	08/15/61	430	404,421
Series 2019-BN20, Class A2
2.758%	09/15/62	550	477,241
Series 2019-BN24, Class A3
2.960%	11/15/62	190	165,061
Series 2021-BN34, Class A5
2.438%	06/15/63	230	186,560
Barclays Commercial Mortgage Securities Trust,
Series 2019-C04, Class A4
2.661%	08/15/52	385	335,685
BPR Trust,
Series 2021-TY, Class B, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.468%(c)	09/15/38	1,200	1,119,869
Series 2021-TY, Class C, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
6.018%(c)	09/15/38	300	275,585
Series 2021-TY, Class D, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 2.350%)
6.668%(c)	09/15/38	600	543,618
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4
2.624%	11/15/52	1,070	907,466
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50	345	313,746
Series 2019-CD08, Class A3
2.657%	08/15/57	960	820,890
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49	381	347,676
Series 2016-C07, Class A2
3.585%	12/10/54	346	319,953
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class A4
4.131%	11/10/46	260	256,248
Series 2015-GC31, Class A3
3.497%	06/10/48	788	750,248
Series 2017-C04, Class A3
3.209%	10/12/50	375	346,482
Series 2019-GC41, Class A4
2.620%	08/10/56	385	326,822
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.046%	10/10/46	250	245,322

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-CR20, Class A3
3.326%	11/10/47		1,706	$1,626,370
Series 2014-UBS04, Class A3
3.430%	08/10/47		81	81,088
Series 2014-UBS06, Class A4
3.378%	12/10/47		253	241,967
Series 2015-DC01, Class A4
3.078%	02/10/48		1,850	1,778,645
Series 2015-LC21, Class A3
3.445%	07/10/48		622	589,074
Series 2015-LC23, Class A3
3.521%	10/10/48		520	493,469
Series 2016-COR01, Class A3
2.826%	10/10/49		450	415,724
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37		130	116,792
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3
3.231%	06/15/57		1,510	1,434,486
Series 2017-CX10, Class A4
3.191%	11/15/50		295	270,654
Series 2018-CX12, Class A3 (original cost $305,864; purchased 07/09/21)(f)
3.959%	08/15/51		270	253,883
Series 2019-C17, Class A4
2.763%	09/15/52		145	123,887
Deco DAC (United Kingdom),
Series 2019-RAM, Class A, SONIA + 2.007% (Cap N/A, Floor 2.007%)
5.178%(c)	08/07/30	GBP	1,481	1,651,911
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49		430	392,274
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41		195	154,877
FHLMC Multifamily Structured Pass-Through Certificates,
Series K040, Class X1, IO
0.695%(cc)	09/25/24		160	1,374
Series K052, Class X1, IO
0.636%(cc)	11/25/25		13,044	190,348
Series K055, Class X1, IO
1.346%(cc)	03/25/26		3,078	106,955
Series K097, Class X1, IO
1.091%(cc)	07/25/29		1,579	89,886
Series K131, Class X1, IO
0.729%(cc)	07/25/31		22,757	1,095,474
Series K736, Class X1, IO
1.289%(cc)	07/25/26		219	8,113
Series K741, Class X1, IO
0.571%(cc)	12/25/27		215	4,965
GS Mortgage Securities Corp. Trust,
Series 2021-IP, Class D, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
6.418%(c)	10/15/36		350	319,547

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-IP, Class E, 144A, 1 Month LIBOR + 3.550% (Cap N/A, Floor 3.550%)
7.868%(c)	10/15/36		580	$545,993
GS Mortgage Securities Trust,
Series 2014-GC26, Class A4
3.364%	11/10/47		208	199,263
Series 2019-GC42, Class A3
2.749%	09/01/52		850	729,187
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47		771	739,760
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2021-NYAH, Class G, 144A, 1 Month LIBOR + 2.640% (Cap N/A, Floor 2.640%)
6.958%(c)	06/15/38		1,150	1,065,460
Series 2021-NYAH, Class H, 144A, 1 Month LIBOR + 3.390% (Cap N/A, Floor 3.390%)
7.708%(c)	06/15/38		1,035	956,955
Series 2022-ACB, Class D, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
6.707%(c)	03/15/39		400	381,946
Series 2022-ACB, Class E, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 3.350%)
7.157%(c)	03/15/39		1,100	1,048,974
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C09, Class A3
2.834%	05/15/46		89	88,321
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A4
3.596%	12/15/49		190	176,456
Series 2019-H07, Class A3
3.005%	07/15/52		65	56,594
Series 2019-MEAD, Class D, 144A
3.177%(cc)	11/10/36		700	591,715
OPG Trust,
Series 2021-PORT, Class F, 144A, 1 Month LIBOR + 1.948% (Cap N/A, Floor 1.948%)
6.266%(c)	10/15/36		1,953	1,806,362
Taurus DAC (United Kingdom),
Series 2021-UK4A, Class B, 144A, SONIA + 1.500% (Cap N/A, Floor 1.500%)
4.751%(c)	08/17/31	GBP	476	541,968
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 2.100%)
5.351%(c)	08/17/31	GBP	1,807	1,932,521
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A4 (original cost $498,129; purchased 07/09/21)(f)
4.030%	08/15/51		440	411,000
Series 2019-C16, Class A3
3.344%	04/15/52		385	350,629
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50		87	84,876
Series 2015-LC20, Class A4
2.925%	04/15/50		1,850	1,754,119

Interest Rate	Maturity Date		Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C38, Class A4
3.190%	07/15/50			352	$322,352
Series 2017-C41, Class A3
3.210%	11/15/50			575	524,500
Series 2019-C49, Class A3
3.749%	03/15/52			505	479,581
Series 2019-C52, Class A4
2.643%	08/15/52			245	211,795
Series 2021-C59, Class A5
2.626%	04/15/54			140	115,170

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $39,616,736)					34,806,521

CORPORATE BONDS — 5.4%
Aerospace & Defense — 0.2%
Airbus SE (France),
Sr. Unsec’d. Notes, EMTN
2.375%	04/07/32		EUR	240	229,637
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26			522	474,457
3.625%	02/01/31	(a)		2,175	1,903,638
5.705%	05/01/40			90	85,681
5.805%	05/01/50			340	316,336
5.930%	05/01/60			195	179,063
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.125%	06/15/26	(a)		190	183,825
7.500%	12/01/24			790	789,039
7.500%	03/15/25			1,259	1,246,055
7.875%	04/15/27	(a)		5,721	5,560,126
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.900%	06/15/32			525	493,080
4.950%	10/15/25			515	518,801
5.100%	11/15/27	(a)		1,830	1,874,275
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
3.250%	08/01/23			875	866,858
5.150%	05/01/40			411	400,892
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
2.375%	03/15/32			395	320,221

					15,441,984

Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
3.125%	06/15/31		EUR	1,062	938,250
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.950%	06/15/25			830	796,978
Gtd. Notes, EMTN
1.250%	03/13/27		EUR	2,035	1,926,053

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29		3,889	$3,375,073

				7,036,354

Airlines — 0.0%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26		110	105,783
5.750%	04/20/29		125	113,888
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27		925	914,469
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		2,533	2,359,171
4.625%	04/15/29		637	555,918

				4,049,229

Apparel — 0.0%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.875%	05/15/26		45	40,468
Kontoor Brands, Inc.,
Gtd. Notes, 144A
4.125%	11/15/29		398	320,313
Levi Strauss & Co.,
Sr. Unsec’d. Notes, 144A
3.500%	03/01/31		290	230,975
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27	(a)	2,570	2,470,868
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29		160	121,153

				3,183,777

Auto Manufacturers — 0.2%
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32		1,140	857,789
4.750%	01/15/43		685	495,590
7.400%	11/01/46		2,165	2,126,545
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28		200	165,260
4.000%	11/13/30		500	410,660
4.375%	08/06/23		200	198,045
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23		1,267	1,265,806
6.250%	10/02/43		1,125	1,042,449
Mercedes-Benz Finance North America LLC (Germany),
Gtd. Notes, 144A
5.375%	11/26/25		645	648,755

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
4.810%	09/17/30			835	$708,551
RCI Banque SA (France),
Sr. Unsec’d. Notes, EMTN
2.000%	07/11/24		EUR	2,220	2,310,212
4.750%	07/06/27		EUR	500	532,131
Stellantis Finance US, Inc.,
Gtd. Notes, 144A
2.691%	09/15/31			475	362,440
Volkswagen Bank GmbH (Germany),
Sr. Unsec’d. Notes, EMTN
1.250%	06/10/24		EUR	1,200	1,232,665
Volkswagen International Finance NV (Germany),
Gtd. Notes
3.875%(ff)	06/17/29	(oo)	EUR	1,800	1,591,958
Volkswagen Leasing GmbH (Germany),
Gtd. Notes, EMTN
1.000%	02/16/23		EUR	520	555,165
Volvo Car AB (Sweden),
Gtd. Notes, EMTN
2.500%	10/07/27		EUR	3,640	3,416,041

					17,920,062

Auto Parts & Equipment — 0.0%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26			400	371,476
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.500%	04/01/27			1,036	939,273
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25			150	147,187
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30			760	612,428
4.500%	02/15/32			1,306	1,054,398
5.625%	06/15/28	(a)		650	591,318

					3,716,080

Banks — 0.9%
ABN AMRO Bank NV (Netherlands),
Covered Bonds, EMTN
0.400%	09/17/41		EUR	1,000	636,644
Agricultural Development Bank of China (China),
Sr. Unsec’d. Notes
3.800%	10/27/30		CNH	25,720	3,813,199
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
4.175%(ff)	03/24/28			600	555,755
5.147%	08/18/25			1,000	990,704
Bank of America Corp.,
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32			1,190	933,502
2.972%(ff)	02/04/33			245	197,547
4.827%(ff)	07/22/26			425	420,236

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
5.015%(ff)	07/22/33			755	$716,330
Sr. Unsec’d. Notes, MTN
2.884%(ff)	10/22/30			535	449,404
3.194%(ff)	07/23/30			917	789,206
3.301%(ff)	04/24/24		CAD	450	329,752
3.970%(ff)	03/05/29			2,295	2,118,471
4.271%(ff)	07/23/29			488	455,822
Sub. Notes
2.482%(ff)	09/21/36			240	176,931
Bank of New York Mellon (The),
Sr. Unsec’d. Notes, MTN
5.224%(ff)	11/21/25			715	714,402
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
3.450%	04/11/25			515	495,656
5.250%	12/06/24			620	620,942
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
0.577%(ff)	08/09/29		EUR	200	168,620
1.106%(ff)	05/12/32		EUR	1,025	804,531
5.501%(ff)	08/09/28			785	763,699
BNP Paribas SA (France),
Sr. Unsec’d. Notes
1.875%	12/14/27		GBP	300	303,776
Sr. Unsec’d. Notes, 144A
2.159%(ff)	09/15/29			700	570,527
2.591%(ff)	01/20/28			1,410	1,240,818
Sr. Unsec’d. Notes, EMTN
0.500%(ff)	01/19/30		EUR	700	589,082
2.125%(ff)	01/23/27		EUR	2,100	2,096,950
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
1.652%(ff)	10/06/26			1,613	1,429,569
2.045%(ff)	10/19/27			1,160	1,001,283
4.750%	07/19/27			550	534,175
5.748%(ff)	07/19/33			400	380,344
CaixaBank SA (Spain),
Covered Bonds
1.000%	09/25/25		EUR	400	400,079
China Development Bank (China),
Sr. Unsec’d. Notes, EMTN
3.230%	11/27/25		CNH	10,840	1,571,892
Unsec’d. Notes
4.200%	01/19/27		CNH	1,000	149,928
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26	(oo)		850	726,569
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25	(oo)		170	141,557
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25	(oo)		675	588,783
Sr. Unsec’d. Notes
3.057%(ff)	01/25/33			155	125,155
3.980%(ff)	03/20/30			118	106,557
4.075%(ff)	04/23/29			4,455	4,108,374
Sr. Unsec’d. Notes, Series VAR
3.070%(ff)	02/24/28			420	378,973

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes
4.400%	06/10/25			1,765	$1,732,487
Cooperatieve Rabobank UA (Netherlands),
Covered Bonds, EMTN
0.125%	12/01/31		EUR	3,400	2,753,455
Sr. Unsec’d. Notes, GMTN
3.500%	12/14/26		AUD	400	250,788
Credit Agricole SA (France),
Sr. Unsec’d. Notes, EMTN
0.375%	04/20/28		EUR	200	175,331
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
2.875%(ff)	04/02/32		EUR	630	484,439
Sr. Unsec’d. Notes, 144A
6.537%(ff)	08/12/33			325	284,904
9.016%(ff)	11/15/33			260	267,306
Sr. Unsec’d. Notes, EMTN
0.625%	01/18/33		EUR	705	414,400
Danske Bank A/S (Denmark),
Sub. Notes, EMTN
2.500%(ff)	06/21/29		EUR	2,380	2,443,009
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.552%(ff)	01/07/28			1,235	1,050,749
Sr. Unsec’d. Notes, EMTN
0.750%(ff)	02/17/27		EUR	2,100	1,957,984
Sub. Notes, EMTN
3.662%(ff)	04/10/25		CNH	1,000	140,731
Emirates NBD Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes
3.050%	02/26/30		AUD	940	537,696
Sr. Unsec’d. Notes, MTN
4.750%	02/09/28		AUD	400	265,497
First Abu Dhabi Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.500%	07/02/25		CNH	2,200	311,529
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26	(oo)		825	686,419
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27			1,360	1,174,908
1.992%(ff)	01/27/32			2,155	1,640,453
2.650%(ff)	10/21/32			535	422,287
3.375%	03/27/25		EUR	1,968	2,093,193
3.850%	01/26/27			689	656,026
4.482%(ff)	08/23/28			610	583,474
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.013%(ff)	09/22/28			575	479,243
3.000%(ff)	07/22/28		GBP	1,385	1,457,641
4.755%(ff)	06/09/28			355	335,599
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
0.250%(ff)	02/18/29		EUR	800	688,123
0.250%(ff)	02/01/30		EUR	300	248,766
3.869%(ff)	03/28/26			610	585,810
4.017%(ff)	03/28/28			860	800,841

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25	(oo)		1,905	$1,691,501
Sr. Unsec’d. Notes
0.991%(ff)	04/28/26		GBP	1,015	1,109,159
2.069%(ff)	06/01/29			4,915	4,104,561
2.545%(ff)	11/08/32			1,185	936,414
2.580%(ff)	04/22/32			182	145,607
2.963%(ff)	01/25/33			315	256,075
3.702%(ff)	05/06/30			311	278,331
4.452%(ff)	12/05/29			389	365,699
4.851%(ff)	07/25/28			425	414,919
4.912%(ff)	07/25/33			525	499,433
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
0.375%	04/23/25		EUR	1,501	1,515,501
Gov’t. Gtd. Notes, EMTN
0.875%	07/04/39		EUR	1,215	917,016
MFB Magyar Fejlesztesi Bank Zrt (Hungary),
Gov’t. Gtd. Notes
1.375%	06/24/25		EUR	880	853,272
Morgan Stanley,
Sr. Unsec’d. Notes
0.406%(ff)	10/29/27		EUR	925	853,858
3.620%(ff)	04/17/25			605	590,116
5.789%(ff)	11/18/33		GBP	405	489,681
6.342%(ff)	10/18/33			200	209,237
Sr. Unsec’d. Notes, EMTN
0.000%(cc)	04/02/32			100	55,850
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31			1,340	1,108,956
4.431%(ff)	01/23/30			1	934
Sr. Unsec’d. Notes, MTN
2.943%(ff)	01/21/33			720	583,948
3.622%(ff)	04/01/31			214	187,208
4.679%(ff)	07/17/26			660	649,278
Sub. Notes
2.484%(ff)	09/16/36			550	401,189
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.642%(ff)	06/14/27			295	255,641
Sub. Notes
3.622%(ff)	08/14/30		GBP	1,235	1,373,833
Nederlandse Waterschapsbank NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
0.000%	11/16/26		EUR	6,019	5,726,818
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.671%(ff)	10/28/25			455	460,573
QNB Finance Ltd. (Qatar),
Gtd. Notes, EMTN
1.625%	09/22/25			250	227,859
3.800%	06/17/25		CNH	1,000	141,330
Gtd. Notes, MTN
4.900%	02/01/28		AUD	450	298,014

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
6.833%(ff)	11/21/26			825	$836,239
Shinhan Bank Co. Ltd. (South Korea),
Sub. Notes, 144A, MTN
4.375%	04/13/32			200	176,913
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
2.889%(ff)	06/09/32			400	305,502
3.337%(ff)	01/21/33			500	393,817
Sub. Notes, EMTN
1.000%(ff)	11/24/30		EUR	2,100	1,968,921
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
4.285%	09/13/24			200	197,627
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27	(oo)		1,350	1,110,802
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.746%(ff)	02/11/33			885	682,326
4.703%(ff)	08/05/27			1,305	1,261,865
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26			2,445	2,167,500
Wells Fargo & Co.,
Sr. Unsec’d. Notes, EMTN
2.000%	04/27/26		EUR	664	661,385
Sr. Unsec’d. Notes, MTN
2.879%(ff)	10/30/30			1,215	1,032,982
4.808%(ff)	07/25/28			245	238,833

					95,255,355

Beverages — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36			1,100	1,037,050
4.900%	02/01/46			545	498,729
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.000%	04/13/28			25	23,862
4.439%	10/06/48			505	432,235
Diageo Capital PLC (United Kingdom),
Gtd. Notes
5.200%	10/24/25			200	202,610
5.300%	10/24/27			1,055	1,080,746
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.600%	02/18/28			350	336,193
3.900%	07/18/32			145	137,117
4.200%	07/18/52			20	18,321

					3,766,863

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Biotechnology — 0.0%
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
0.750%	09/29/23		475	$460,151
2.600%	10/01/40		140	98,097
Royalty Pharma PLC,
Gtd. Notes
2.150%	09/02/31		360	272,645

				830,893

Building Materials — 0.1%
CRH Funding BV (Ireland),
Gtd. Notes, EMTN
1.875%	01/09/24	EUR	545	574,702
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28		907	829,435
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
2.400%	07/15/31		418	334,054
3.200%	07/15/51		170	115,122
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30		365	293,825
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28		2,570	2,298,193
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30		2,459	2,014,304
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
6.500%	03/15/27		230	226,548

				6,686,183

Chemicals — 0.0%
Ashland Services BV,
Gtd. Notes
2.000%	01/30/28	EUR	2,100	1,907,786
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		365	311,522
5.375%	03/15/44		395	354,405
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.700%	12/15/51		50	31,313
Valvoline, Inc.,
Gtd. Notes, 144A
4.250%	02/15/30		35	34,150
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31		101	82,844

				2,722,020

Commercial Services — 0.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26		1,308	1,199,474

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29		1,200	$877,906
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28		1,370	1,109,700
APi Group DE, Inc.,
Gtd. Notes, 144A
4.125%	07/15/29		640	541,102
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes
2.375%	09/25/26	EUR	590	590,514
4.250%	09/25/30	GBP	735	824,156
Equifax, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/31		450	348,897
Nexi SpA (Italy),
Sr. Unsec’d. Notes
2.125%	04/30/29(a)	EUR	3,510	3,037,012
Northeastern University,
Unsec’d. Notes, Series 2020
2.894%	10/01/50		284	186,396
S&P Global, Inc.,
Gtd. Notes, 144A
2.700%	03/01/29		585	514,697
Sr. Unsec’d. Notes, 144A
2.450%	03/01/27		480	438,475
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		2,950	2,409,716
3.875%	02/15/31		131	110,249
4.875%	01/15/28		885	838,547
5.250%	01/15/30(a)		2,800	2,629,696

				15,656,537

Computers — 0.0%
Apple, Inc.,
Sr. Unsec’d. Notes
2.800%	02/08/61		275	176,454

Cosmetics/Personal Care — 0.0%
GSK Consumer Healthcare Capital US LLC,
Gtd. Notes
3.375%	03/24/27		255	237,590

Distribution/Wholesale — 0.0%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28		3,019	2,570,195

Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26		480	419,381
BOC Aviation USA Corp. (Singapore),
Gtd. Notes, 144A, MTN
1.625%	04/29/24		628	596,265

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Capital One Financial Corp.,
Sr. Unsec’d. Notes
4.985%(ff)	07/24/26		1,150	$1,128,117
CDP Financial, Inc. (Canada),
Gtd. Notes
1.125%	04/06/27	EUR	1,430	1,391,308
Gtd. Notes, 144A
1.125%	04/06/27	EUR	3,502	3,407,245
CPPIB Capital, Inc. (Canada),
Gtd. Notes, 144A
3.250%	06/15/27		3,419	3,242,596
Gtd. Notes, EMTN
0.250%	04/06/27	EUR	4,272	4,014,832
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
3.000%	06/15/50		203	135,853
4.600%	03/15/33(a)		565	541,920
4.950%	06/15/52(a)		350	324,762
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
2.625%	10/15/31		861	661,376
Kane Bidco Ltd. (United Kingdom),
Sr. Sec’d. Notes, 144A
6.500%	02/15/27	GBP	3,150	3,160,800
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.500%	08/15/28		912	746,151
6.000%	01/15/27(a)		2,855	2,560,813
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.999%	01/22/32		1,470	1,158,893
OMERS Finance Trust (Canada),
Gtd. Notes
3.500%	04/19/32		708	640,361
Gtd. Notes, 144A
3.500%	04/19/32		1,840	1,664,216
OneMain Finance Corp.,
Gtd. Notes
6.875%	03/15/25		718	690,249
7.125%	03/15/26		3,270	3,109,178
8.250%	10/01/23		1,060	1,065,596
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes
0.500%	05/06/25	EUR	3,752	3,750,937
1.850%	05/03/32	EUR	579	530,100
2.000%	04/16/31		1,134	934,512
Gtd. Notes, 144A
1.250%	09/27/30		3,185	2,492,915
1.850%	05/03/32	EUR	1,456	1,333,517
2.000%	04/16/31		2,801	2,308,261
Gtd. Notes, EMTN
0.100%	05/19/28	EUR	5,349	4,765,420
0.900%	05/20/41	EUR	1,417	964,821
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29		665	519,808

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, GMTN
1.841%	09/21/28	EUR	800	$678,291
PSP Capital, Inc. (Canada),
Gtd. Notes
1.625%	10/26/28		801	682,001
Gtd. Notes, 144A
1.625%	10/26/28		2,007	1,708,833
Visa, Inc.,
Sr. Unsec’d. Notes
2.000%	06/15/29	EUR	140	136,819

				51,466,147

Electric — 0.5%
Ameren Illinois Co.,
First Mortgage
5.900%	12/01/52		210	230,982
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
4.550%	06/01/52		25	22,360
Bulgarian Energy Holding EAD (Bulgaria),
Sr. Unsec’d. Notes
2.450%	07/22/28	EUR	1,765	1,453,968
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		691	558,733
4.500%	02/15/28		1,366	1,220,850
5.250%	06/01/26		224	213,629
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29		850	732,456
5.000%	02/01/31		1,240	1,044,581
5.125%	03/15/28		4,924	4,407,608
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes
5.000%	09/29/36		1,346	1,090,584
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.200%	12/01/51		105	72,975
4.500%	05/15/58		135	112,922
6.150%	11/15/52		225	243,904
Sr. Unsec’d. Notes, Series C
4.300%	12/01/56		400	323,694
Consolidated Edison, Inc.,
Sr. Unsec’d. Notes, Series A
0.650%	12/01/23		875	840,475
Consumers Energy Co.,
First Mortgage
2.500%	05/01/60		550	312,513
3.600%	08/15/32		95	86,411
4.200%	09/01/52		280	240,548
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28		687	654,992
Sr. Unsec’d. Notes, 144A
2.450%	01/15/23		2,850	2,841,611

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Duke Energy Corp.,
Sr. Unsec’d. Notes
4.300%	03/15/28		245	$236,312
4.500%	08/15/32		335	314,799
5.000%	08/15/52		85	76,257
Duke Energy Florida LLC,
First Mortgage
5.950%	11/15/52		90	96,321
Engie SA (France),
Jr. Sub. Notes
3.250%(ff)	11/28/24(oo)	EUR	900	935,449
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		1,470	1,356,075
Exelon Corp.,
Sr. Unsec’d. Notes
4.450%	04/15/46		417	353,634
4.700%	04/15/50		125	109,801
Sr. Unsec’d. Notes, 144A
3.350%	03/15/32		350	305,158
4.100%	03/15/52		320	257,366
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series JN
5.000%	02/15/50	CAD	150	123,438
Iberdrola International BV (Spain),
Gtd. Notes, Series NC5
1.874%(ff)	01/28/26(oo)	EUR	1,300	1,236,486
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes
6.875%	06/21/23		755	757,973
Sr. Sec’d. Notes, EMTN
7.750%	12/15/27		1,030	1,110,340
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.950%	09/22/27		90	88,912
National Grid Electricity Distribution East Midlands PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
3.530%	09/20/28	EUR	980	1,021,299
National Grid PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
0.250%	09/01/28	EUR	770	667,282
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.807%	10/06/50		284	173,592
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
0.650%	03/01/23		825	819,482
2.750%	11/01/29		217	187,778
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
1.960%	06/27/30		250	197,698
2.759%	01/10/32		76	61,570
5.783%	09/16/52		300	300,124
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		1,986	1,865,808

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Gtd. Notes, 144A
3.375%	02/15/29		260	$209,921
3.625%	02/15/31		2,708	2,071,970
3.875%	02/15/32		162	122,139
5.250%	06/15/29		376	332,194
NSTAR Electric Co.,
Sr. Unsec’d. Notes
4.950%	09/15/52		375	364,055
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
2.750%	02/01/27	EUR	1,400	1,359,351
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes, 144A
4.950%	09/15/52		105	102,130
Ontario Electricity Financial Corp. (Canada),
Local Gov’t. Gtd. Notes, Series 40
3.278%(s)	04/11/31	CAD	1,000	515,606
Pacific Gas & Electric Co.,
First Mortgage
3.300%	08/01/40		310	210,230
4.950%	07/01/50		245	191,947
Sr. Sec’d. Notes
3.250%	06/01/31		355	288,575
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes
1.875%	11/05/31	EUR	735	560,729
2.875%	10/25/25	EUR	300	309,353
Public Service Co. of New Hampshire,
First Mortgage
3.500%	11/01/23		500	493,507
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
0.841%	11/08/23(a)		975	939,077
2.450%	11/15/31		375	300,367
Puget Energy, Inc.,
Sr. Sec’d. Notes
2.379%	06/15/28		1,490	1,270,412
Sempra Energy,
Sr. Unsec’d. Notes
3.300%	04/01/25		285	273,585
3.700%	04/01/29		115	104,925
Southern California Edison Co.,
First Mortgage
5.850%	11/01/27		240	247,812
5.950%	11/01/32		175	185,310
First Ref. Mortgage
4.000%	04/01/47		10	7,852
4.650%	10/01/43		25	21,617
First Ref. Mortgage, Series 08-A
5.950%	02/01/38		21	21,207
First Ref. Mortgage, Series C
4.125%	03/01/48		19	15,179
Southern Co. (The),
Sr. Unsec’d. Notes
2.950%	07/01/23(a)		3,000	2,972,410

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Southwestern Public Service Co.,
First Mortgage
4.500%	08/15/41		60	$52,481
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		1,562	1,423,938
8.000%(ff)	10/15/26(oo)		4,143	3,961,964
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		6,972	6,488,202
5.500%	09/01/26		20	19,292
5.625%	02/15/27(a)		554	529,086
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		675	647,761
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
0.500%	10/15/23		785	755,703
3.500%	12/01/49		319	233,211

				56,961,848

Electrical Components & Equipment — 0.0%
Schneider Electric SE,
Sr. Unsec’d. Notes, EMTN
1.500%	01/15/28	EUR	400	390,431
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25		568	575,770
7.250%	06/15/28		546	553,564

				1,519,765

Electronics — 0.0%
Honeywell International, Inc.,
Sr. Unsec’d. Notes
4.125%	11/02/34	EUR	880	923,055
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		105	86,884

				1,009,939

Engineering & Construction — 0.1%
Aeroporti di Roma SpA (Italy),
Sr. Unsec’d. Notes, EMTN
1.750%	07/30/31	EUR	1,155	916,717
Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN
1.250%	01/15/29	EUR	200	170,794
2.000%	02/15/33	EUR	7,000	5,481,773
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes
1.500%	10/12/27	EUR	2,035	2,022,381
Sr. Sec’d. Notes, EMTN
1.500%	02/11/30	EUR	978	849,968
TopBuild Corp.,
Gtd. Notes, 144A
4.125%	02/15/32		694	563,851

				10,005,484

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Entertainment — 0.1%
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25		872	$848,387
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)		550	447,259
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26		1,567	1,545,216
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/27		1,046	947,584
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A
5.875%	09/01/31		1,928	1,360,144
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
3.638%	03/15/25(a)		570	542,161
5.050%	03/15/42		520	399,880
5.141%	03/15/52		760	558,056
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		46	39,449
Sr. Unsec’d. Notes, 144A
7.750%	04/15/25(a)		40	39,826

				6,727,962

Foods — 0.2%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	02/15/23		275	273,389
3.500%	03/15/29		75	62,890
B&G Foods, Inc.,
Gtd. Notes
5.250%	09/15/27		850	652,221
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	6,250	6,125,957
4.500%	02/16/26	GBP	225	227,132
Bellis Finco PLC (United Kingdom),
Gtd. Notes
4.000%	02/16/27	GBP	2,300	2,023,098
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,507	1,325,569
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		805	765,936
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46		150	122,526
4.875%	10/01/49		215	187,624
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		672	594,592
4.375%	01/31/32		1,099	959,880
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	11/04/27	GBP	3,997	3,670,519

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.625%	03/08/27	EUR	855	$840,910
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.875%	09/30/27		5	4,900
Post Holdings, Inc.,
Gtd. Notes, 144A
5.500%	12/15/29		425	385,042
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31		1,380	1,165,637
Sigma Alimentos SA de CV (Mexico),
Gtd. Notes
4.125%	05/02/26		400	378,325

				19,766,147

Forest Products & Paper — 0.0%
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31		340	283,858

Gas — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.750%	05/20/27		1,490	1,392,930
5.875%	08/20/26		1,001	952,524
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		374	321,649
National Grid Gas PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.125%	01/14/33	GBP	375	294,703
Southern California Gas Co.,
First Mortgage
6.350%	11/15/52(a)		320	352,530
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	05/30/47		20	15,971
Terega SA (France),
Sr. Unsec’d. Notes
0.875%	09/17/30	EUR	1,300	1,047,026
UGI International LLC,
Gtd. Notes, 144A
2.500%	12/01/29	EUR	700	571,595

				4,948,928

Healthcare-Products — 0.1%
Baxter International, Inc.,
Sr. Unsec’d. Notes
0.868%	12/01/23		3,300	3,173,898
Boston Scientific Corp.,
Sr. Unsec’d. Notes
0.625%	12/01/27	EUR	605	556,299
2.650%	06/01/30		103	88,366
Danaher Corp.,
Sr. Unsec’d. Notes
2.800%	12/10/51		130	86,490

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
DH Europe Finance II Sarl,
Gtd. Notes
0.450%	03/18/28	EUR	590	$537,784
0.750%	09/18/31	EUR	100	83,241
3.250%	11/15/39(a)		330	265,230
GE HealthCare Technologies, Inc.,
Gtd. Notes, 144A
5.550%	11/15/24		885	887,839
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		1,300	1,047,746
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)		1,307	1,038,777
Thermo Fisher Scientific Finance I BV,
Gtd. Notes
0.800%	10/18/30	EUR	985	851,505
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.650%	11/21/34	EUR	1,690	1,753,409
4.800%	11/21/27(a)		305	306,524
4.950%	11/21/32		175	177,940

				10,855,048

Healthcare-Services — 0.2%
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		194	150,576
Centene Corp.,
Sr. Unsec’d. Notes
2.500%	03/01/31		330	258,183
2.625%	08/01/31		275	215,999
CommonSpirit Health,
Sr. Sec’d. Notes
2.782%	10/01/30		974	801,057
3.910%	10/01/50		41	30,319
DaVita, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30		2,830	2,280,734
Elevance Health, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/51		259	194,986
4.550%	05/15/52		280	245,172
4.625%	05/15/42		159	144,632
6.100%	10/15/52		275	296,170
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		155	154,833
5.625%	09/01/28		5	4,976
Humana, Inc.,
Sr. Unsec’d. Notes
5.875%	03/01/33		535	554,375
IQVIA, Inc.,
Gtd. Notes
2.250%	03/15/29	EUR	5,090	4,571,313
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A
4.375%	02/15/27		50	42,321

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25	1,715	$1,451,476
Roche Holdings, Inc.,
Gtd. Notes, 144A
1.930%	12/13/28	1,540	1,318,496
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28(a)	2,050	1,839,600
Sr. Sec’d. Notes
4.625%	07/15/24	231	225,771
Sr. Sec’d. Notes, 144A
4.375%	01/15/30	510	441,860
4.625%	06/15/28	230	206,149
4.875%	01/01/26	30	28,582
5.125%	11/01/27(a)	3,056	2,851,660
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2021
2.632%	12/01/40	288	197,741
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/39	150	123,011
4.000%	05/15/29	295	281,680
4.200%	05/15/32	155	147,322
4.375%	03/15/42	95	85,363
4.750%	07/15/45	47	44,421
4.750%	05/15/52	110	101,940
5.250%	02/15/28	810	829,219
5.300%	02/15/30	380	392,451
5.350%	02/15/33	540	559,307
5.875%	02/15/53	55	59,716

			21,131,411

Home Builders — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
4.625%	08/01/29	134	109,174
6.625%	01/15/28	2,314	2,014,982
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27	50	44,095
7.250%	10/15/29	1,123	1,004,932
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
4.875%	02/15/30	506	390,885
6.250%	09/15/27	791	702,487
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29	2,270	1,793,300
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27	81	77,452
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30	1,779	1,445,438
5.250%	12/15/27	887	786,104

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
Meritage Homes Corp.,
Gtd. Notes
5.125%	06/06/27		2,190	$2,073,634
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27		375	360,878
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30		2,565	2,231,846
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.625%	03/01/24		1,096	1,087,780

				14,122,987

Housewares — 0.0%
Scotts Miracle-Gro Co. (The),
Gtd. Notes
4.375%	02/01/32		534	408,291
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	10/01/29		266	154,253

				562,544

Insurance — 0.1%
Allianz SE (Germany),
Jr. Sub. Notes
3.375%(ff)	09/18/24(oo)	EUR	200	206,421
American International Group, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/26		156	150,901
4.800%	07/10/45		50	44,722
Assicurazioni Generali SpA (Italy),
Jr. Sub. Notes, EMTN
4.596%(ff)	11/21/25(oo)	EUR	2,035	2,114,514
AXA SA (France),
Sub. Notes, EMTN
5.125%(ff)	07/04/43	EUR	708	761,517
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	04/04/25		335	321,105
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		1,490	1,211,300
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	08/19/49		180	130,277
Northwestern Mutual Global Funding,
Sr. Sec’d. Notes, 144A, MTN
1.700%	06/01/28(a)		558	471,392
Pension Insurance Corp. PLC (United Kingdom),
Sub. Notes
5.625%	09/20/30	GBP	1,360	1,475,513
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30		720	588,306
Swiss Re Finance UK PLC,
Gtd. Notes, EMTN
2.714%(ff)	06/04/52	EUR	1,000	830,247

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		1,255	$860,205

				9,166,420

Internet — 0.0%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.950%	04/13/52		235	196,872
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
4.250%	05/15/29	EUR	600	643,776
4.500%	11/15/31	EUR	835	902,802
4.750%	11/15/34	EUR	700	759,700
Expedia Group, Inc.,
Gtd. Notes
2.950%	03/15/31(a)		330	265,695
Prosus NV (China),
Sr. Unsec’d. Notes, 144A
3.257%	01/19/27		420	376,950

				3,145,795

Iron/Steel — 0.1%
thyssenkrupp AG (Germany),
Sr. Unsec’d. Notes, EMTN
1.875%	03/06/23	EUR	4,180	4,452,109

Lodging — 0.0%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32		1,135	908,465
5.375%	05/01/25		10	9,914
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27		95	90,521
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24		570	538,740
3.500%	08/18/26		195	176,267
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series HH
2.850%	04/15/31(a)		1,090	883,001
MGM Resorts International,
Gtd. Notes
4.750%	10/15/28		1,384	1,208,327

				3,815,235

Machinery-Diversified — 0.1%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	01/01/30		475	476,971
TK Elevator Midco GmbH (Germany),
Sr. Sec’d. Notes, 144A
4.375%	07/15/27	EUR	4,815	4,552,514

				5,029,485

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32		1,025	$815,901
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31		730	586,099
4.250%	01/15/34		1,000	739,477
4.500%	08/15/30		145	120,063
4.500%	06/01/33		435	334,984
4.750%	03/01/30(a)		1,658	1,431,995
5.000%	02/01/28		125	113,593
5.125%	05/01/27		485	452,561
5.375%	06/01/29		280	253,099
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52		1,865	1,176,296
Comcast Corp.,
Gtd. Notes
2.800%	01/15/51		400	254,896
3.450%	02/01/50		230	167,770
5.250%	11/07/25		185	187,518
5.500%	11/15/32(a)		545	567,369
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31		1,600	1,043,759
5.500%	04/15/27		230	193,558
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30		1,550	852,949
5.750%	01/15/30		1,000	565,424
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sec’d. Notes, 144A (original cost $716,625; purchased 08/30/22)(f)
5.375%	08/15/26		3,675	437,541
Discovery Communications LLC,
Gtd. Notes
5.300%	05/15/49		675	511,620
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29		155	99,992
5.875%	11/15/24		310	289,136
7.375%	07/01/28		410	289,788
7.750%	07/01/26		4,099	3,307,918
Paramount Global,
Sr. Unsec’d. Notes
4.950%	01/15/31		925	825,011
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25		1,464	1,394,695
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
5.250%	05/15/29	GBP	1,518	1,568,806
Walt Disney Co. (The),
Gtd. Notes
2.750%	09/01/49		245	162,363
Ziggo BV (Netherlands),
Sr. Sec’d. Notes
2.875%	01/15/30	EUR	2,210	1,891,596

				20,635,777

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Mining — 0.0%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
2.875%	03/17/31		215	$176,004
4.000%	09/11/27		825	775,397
Gtd. Notes, EMTN
4.750%	09/21/32	EUR	680	710,995
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes
3.150%	01/14/30		500	439,469
Sr. Unsec’d. Notes, 144A
3.700%	01/30/50		200	150,300
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
5.315%	04/14/32		400	367,044

				2,619,209

Miscellaneous Manufacturing — 0.0%
Eaton Corp.,
Gtd. Notes
4.150%	03/15/33		245	228,260
4.700%	08/23/52		285	259,809

				488,069

Multi-National — 0.0%
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, 144A, EMTN
4.600%	01/30/37	CAD	300	227,382
Sr. Unsec’d. Notes, 144A, MTN
2.422%(s)	05/28/37	CAD	400	156,550
Sr. Unsec’d. Notes, EMTN
1.125%	09/15/36	EUR	1,171	962,641
3.000%	10/14/33	EUR	1,415	1,491,082

				2,837,655

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		865	769,172

Oil & Gas — 0.3%
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.250%	02/15/26		510	506,444
Aker BP ASA (Norway),
Gtd. Notes, 144A
2.000%	07/15/26		520	457,052
3.100%	07/15/31		1,360	1,106,390
Sr. Unsec’d. Notes, 144A
2.875%	01/15/26		880	811,594
Antero Resources Corp.,
Gtd. Notes, 144A
5.375%	03/01/30(a)		250	231,725
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26		1,212	1,179,985
9.000%	11/01/27		40	48,836
Sr. Unsec’d. Notes, 144A
8.250%	12/31/28		648	635,937

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
BP Capital Markets America, Inc.,
Gtd. Notes
2.939%	06/04/51		85	$56,119
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.104%	11/15/34	EUR	210	161,791
3.625%(ff)	03/22/29(oo)	EUR	1,360	1,246,091
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.650%	01/15/32		50	39,825
3.750%	02/15/52		35	24,580
5.250%	06/15/37		1,490	1,360,783
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.500%	02/01/26		720	694,983
5.875%	02/01/29		1,856	1,768,126
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.850%	12/15/25		350	356,696
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26		1,295	1,206,392
6.250%	03/15/33		645	655,060
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28		730	698,988
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24		145	139,635
EQT Corp.,
Sr. Unsec’d. Notes
5.700%	04/01/28		105	104,415
Equinor ASA (Norway),
Gtd. Notes
2.875%	04/06/25		385	368,810
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
1.450%	03/06/23(d)	CHF	2,400	2,076,461
4.250%	04/06/24	GBP	500	408,210
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27		486	465,119
7.300%	08/15/31		380	413,036
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29		145	129,567
6.000%	04/15/30		813	727,561
6.000%	02/01/31		145	123,087
6.250%	04/15/32		1,041	894,335
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
5.875%	02/01/29		50	47,027
7.125%	02/01/27(a)		348	354,525
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.450%	09/15/36		1,083	1,104,873
6.625%	09/01/30		460	475,311

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
6.950%	07/01/24		184	$186,988
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.625%	01/16/34	GBP	1,975	2,066,534
Gtd. Notes, EMTN
6.250%	12/14/26	GBP	205	238,742
Petroleos Mexicanos (Mexico),
Gtd. Notes, EMTN
4.875%	02/21/28	EUR	4,705	4,111,961
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, 144A, MTN
3.500%	04/21/30		200	182,388
Gtd. Notes, EMTN
2.480%	01/28/32		200	165,230
QatarEnergy Trading LLC (Qatar),
Sr. Unsec’d. Notes
3.125%	07/12/41		250	191,141
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25		2,215	2,111,249
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
3.649%	04/29/31		1,220	971,010
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes
2.250%	11/24/30		200	163,475
Sr. Unsec’d. Notes, 144A
2.250%	11/24/30		400	326,950
Shell International Finance BV (Netherlands),
Gtd. Notes
2.875%	11/26/41		80	58,226
TotalEnergies SE (France),
Jr. Sub. Notes, Series NC7, EMTN
1.625%(ff)	10/25/27(oo)	EUR	1,360	1,178,721
Wintershall Dea Finance BV (Germany),
Gtd. Notes
1.823%	09/25/31	EUR	600	473,001

				33,504,985

Packaging & Containers — 0.0%
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	10/15/28		1,036	925,897
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC,
Sr. Sec’d. Notes, 144A
4.000%	10/15/27		780	692,538

				1,618,435

Pharmaceuticals — 0.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39		128	109,622
4.250%	11/21/49		96	80,694
4.700%	05/14/45		50	44,664
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
4.375%	08/17/48		165	147,276

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
6.450%	09/15/37	480	$542,933
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27	668	350,739
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	598	290,102
5.000%	02/15/29	969	465,120
5.250%	01/30/30	3,119	1,490,664
5.250%	02/15/31	717	345,780
6.250%	02/15/29	4,267	2,058,828
7.000%	01/15/28	57	27,645
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
3.550%	03/15/42(a)	485	394,406
3.700%	03/15/52	170	132,742
3.900%	03/15/62	30	23,428
4.250%	10/26/49	97	83,894
CVS Health Corp.,
Sr. Unsec’d. Notes
4.125%	04/01/40	45	37,456
5.125%	07/20/45	175	159,456
Eli Lilly & Co.,
Sr. Unsec’d. Notes
2.250%	05/15/50	65	40,959
3.375%	03/15/29	210	196,751
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.750%	12/10/51	50	33,652
Novartis Capital Corp. (Switzerland),
Gtd. Notes
2.200%	08/14/30	60	50,997
2.750%	08/14/50	30	20,873
4.400%	05/06/44	30	27,859
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	1,085	822,125

			7,978,665

Pipelines — 0.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29	1,700	1,555,035
5.750%	03/01/27	426	402,476
7.875%	05/15/26	963	977,892
EIG Pearl Holdings Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
3.545%	08/31/36	270	226,429
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	1,859	1,552,984
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	2,795	2,427,662
Sr. Unsec’d. Notes
5.400%	10/01/47	1,090	927,743

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	01/31/30		175	$149,091
3.125%	07/31/29		754	663,803
3.300%	02/15/53		45	30,052
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A
2.160%	03/31/34		564	478,731
MPLX LP,
Sr. Unsec’d. Notes
4.125%	03/01/27		381	360,677
5.200%	03/01/47		675	573,813
ONEOK Partners LP,
Gtd. Notes
5.000%	09/15/23		800	797,359
ONEOK, Inc.,
Gtd. Notes
4.450%	09/01/49		1,490	1,115,640
6.100%	11/15/32(a)		375	376,364
6.350%	01/15/31		400	407,628
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	01/15/28		912	810,491
6.000%	12/31/30		1,076	935,877
7.500%	10/01/25		355	358,121
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29		40	35,021
4.125%	08/15/31		40	34,100
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.350%	02/01/25		65	61,504
4.300%	02/01/30		825	722,637
5.300%	03/01/48		555	459,529
5.450%	04/01/44		775	647,296
5.500%	02/01/50		377	311,725
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/15/30		815	713,965
3.750%	06/15/27		589	555,171
4.500%	11/15/23		2,653	2,633,025
4.550%	06/24/24		437	432,158
4.650%	08/15/32		370	345,123
5.300%	08/15/52		195	175,662

				22,254,784

Real Estate — 0.1%
Aroundtown SA (Germany),
Sr. Unsec’d. Notes, EMTN
1.000%	01/07/25	EUR	2,100	1,855,037
Balder Finland OYJ (Sweden),
Gtd. Notes, EMTN
1.000%	01/20/29	EUR	1,155	819,920
Blackstone Property Partners Europe Holdings Sarl (Luxembourg),
Sr. Unsec’d. Notes, EMTN
1.000%	05/04/28	EUR	400	310,829
1.625%	04/20/30	EUR	200	145,736

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate (cont’d.)
2.200%	07/24/25	EUR	2,035	$1,934,550
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28		2,605	2,345,467
Logicor Financing Sarl (Luxembourg),
Gtd. Notes, EMTN
1.625%	07/15/27	EUR	2,035	1,759,896
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
2.500%	10/15/31		400	303,542
Sun Hung Kai Properties Capital Market Ltd. (Hong Kong),
Gtd. Notes, EMTN
3.160%	01/25/28	CNH	2,000	270,163
3.200%	08/14/27	CNH	7,000	968,360

				10,713,500

Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp.,
Sr. Unsec’d. Notes
0.450%	01/15/27	EUR	506	463,427
3.000%	06/15/23		2,525	2,499,106
3.500%	01/31/23		606	605,314
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.500%	08/16/31		70	53,597
4.125%	05/15/29		1,765	1,577,003
Crown Castle, Inc.,
Sr. Unsec’d. Notes
2.900%	03/15/27		145	131,992
Digital Euro Finco LLC,
Gtd. Notes
1.125%	04/09/28	EUR	2,035	1,757,787
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31		500	318,628
9.750%	06/15/25		776	744,119
Sr. Unsec’d. Notes
4.750%	05/01/24		300	258,937
4.750%	02/15/28		2,704	1,536,856
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/31		1,090	927,049
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
3.000%	01/15/30		520	445,630
Kimco Realty Corp.,
Sr. Unsec’d. Notes
1.900%	03/01/28		690	578,830
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.325%	03/24/25	EUR	2,890	2,786,932
4.625%	08/01/29		280	216,906
5.000%	10/15/27(a)		1,577	1,327,050
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	07/15/26		975	853,127

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25		5,474	$5,312,802
VICI Properties LP,
Sr. Unsec’d. Notes
4.950%	02/15/30		1,175	1,106,198
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25		60	56,753
4.125%	08/15/30		10	8,740
4.250%	12/01/26		30	27,996
4.500%	09/01/26		130	122,644
4.500%	01/15/28		435	397,813
4.625%	06/15/25		70	67,117
5.625%	05/01/24		5	4,966
5.750%	02/01/27		5	4,870
Welltower, Inc.,
Sr. Unsec’d. Notes
4.125%	03/15/29		980	898,134
4.800%	11/20/28	GBP	925	1,034,833

				26,125,156

Retail — 0.1%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28(a)		709	638,986
At Home Group, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	07/15/28		188	132,835
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.375%	02/07/25	EUR	674	624,068
Sr. Sec’d. Notes, 144A
6.250%	10/30/25	EUR	7,320	6,846,438
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29		425	302,437
3.875%	10/01/31		1,311	924,888
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.250%	04/15/32(a)		550	488,902
3.300%	04/15/40		170	135,638
4.950%	09/15/52		160	154,593
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25		1,154	1,111,560
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	06/01/31		1,068	914,227
Walmart, Inc.,
Sr. Unsec’d. Notes
1.800%	09/22/31		200	163,076

				12,437,648

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors — 0.0%
Broadcom, Inc.,
Gtd. Notes
4.300%	11/15/32		200	$176,569
Gtd. Notes, 144A
1.950%	02/15/28		509	430,237
2.600%	02/15/33		2,035	1,525,422
Sr. Unsec’d. Notes, 144A
3.469%	04/15/34		90	71,356
4.150%	04/15/32		155	136,247
Microchip Technology, Inc.,
Sr. Unsec’d. Notes
4.333%	06/01/23		1,450	1,443,408

				3,783,239

Software — 0.0%
Boxer Parent Co., Inc.,
Sec’d. Notes, 144A
9.125%	03/01/26		484	457,445
Microsoft Corp.,
Sr. Unsec’d. Notes
3.041%	03/17/62		303	211,058
Oracle Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/23		2,725	2,669,763
3.600%	04/01/50		518	353,387
6.150%	11/09/29		145	150,746
6.250%	11/09/32		445	467,271
6.900%	11/09/52		75	81,160

				4,390,830

Telecommunications — 0.2%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
8.125%	02/01/27		1,305	1,187,550
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
2.875%	05/07/30		683	581,105
AT&T, Inc.,
Sr. Unsec’d. Notes
1.600%	05/19/28	EUR	572	542,506
1.700%	03/25/26		720	649,852
2.550%	12/01/33		200	153,800
3.500%	06/01/41		455	339,575
3.550%	09/15/55		1,370	925,323
4.350%	06/15/45		175	141,372
5.200%	11/18/33	GBP	100	117,583
British Telecommunications PLC (United Kingdom),
Gtd. Notes, EMTN
1.125%	09/12/29	EUR	330	292,437
Empresa Nacional de Telecomunicaciones SA (Chile),
Sr. Unsec’d. Notes, 144A
3.050%	09/14/32		500	397,750
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
5.125%	10/15/26	EUR	1,950	1,925,783
6.500%	10/15/26		200	185,250
7.000%	10/15/28		200	181,270

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
NTT Finance Corp. (Japan),
Gtd. Notes, 144A
0.373%	03/03/23		2,450	$2,430,871
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, 144A, MTN
2.625%	04/08/31		400	343,000
Orange SA (France),
Jr. Sub. Notes, EMTN
2.375%(ff)	01/15/25(oo)	EUR	1,300	1,313,750
Sr. Unsec’d. Notes, EMTN
1.625%	04/07/32	EUR	200	179,596
Singapore Telecommunications Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A
7.375%	12/01/31		100	114,769
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		773	919,535
Sprint LLC,
Gtd. Notes
7.625%	02/15/25		355	367,578
7.625%	03/01/26		25	26,308
7.875%	09/15/23		4,033	4,093,219
T-Mobile USA, Inc.,
Gtd. Notes
2.875%	02/15/31		125	103,200
3.000%	02/15/41		345	243,550
3.875%	04/15/30		1,795	1,629,368
5.650%	01/15/53		235	228,577
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40		80	54,001
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes
3.250%	01/31/31	EUR	5,340	4,533,084
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.625%	11/24/30	EUR	940	846,497

				25,048,059

Transportation — 0.1%
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
2.450%	12/02/31		195	161,776
3.000%	12/02/41		50	37,686
3.100%	12/02/51		20	13,611
CP - Comboios de Portugal EPE (Portugal),
Sr. Unsec’d. Notes
5.700%	03/05/30	EUR	1,450	1,683,961
CSX Corp.,
Sr. Unsec’d. Notes
4.500%	11/15/52		100	87,356
Kazakhstan Temir Zholy National Co. JSC (Kazakhstan),
Gtd. Notes
3.250%	12/05/23	CHF	1,250	1,302,013
La Poste SA (France),
Sr. Unsec’d. Notes, EMTN
0.000%	07/18/29	EUR	700	577,521

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
Regie Autonome des Transports Parisiens (France),
Sr. Unsec’d. Notes, EMTN
0.400%	12/19/36	EUR	379	$345,195
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.950%	03/10/52		260	176,306
3.950%	09/10/28(a)		405	389,485

				4,774,910

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	03/14/23		1,269	1,262,590
4.125%	08/01/23		2,100	2,081,671

				3,344,261

Water — 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes
2.800%	05/01/30		518	448,019
3.250%	06/01/51		146	104,584
3.450%	05/01/50		37	27,317
4.200%	09/01/48		300	251,438
Suez SACA (France),
Sr. Unsec’d. Notes, EMTN
2.875%	05/24/34	EUR	1,000	897,316

				1,728,674

TOTAL CORPORATE BONDS (cost $681,010,244)				589,273,716

FLOATING RATE AND OTHER LOANS — 0.0%
Airlines — 0.0%
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%
8.108%(c)	04/21/28		1,168	1,149,638

Commercial Services — 0.0%
Adtalem Global Education, Inc.,
Term B Loan, 1 Month LIBOR + 4.000%
8.389%(c)	08/12/28		200	198,625

Computers — 0.0%
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.750%
7.974%(c)	03/01/29		2,264	2,102,342

Media — 0.0%
Diamond Sports Group LLC,
Second Lien Term loan, 1 Month SOFR + 3.350%
7.567%(c)	08/24/26		2,264	273,514

Telecommunications — 0.0%
Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%
7.634%(c)	05/27/24		1,311	1,094,823

TOTAL FLOATING RATE AND OTHER LOANS (cost $5,271,937)				4,818,942

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS — 0.0%
California — 0.0%
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue,
Revenue Bonds, BABs
5.735%	06/01/39	55	$56,852
Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds, BABs, Series H
6.398%	05/15/31	300	319,008
6.548%	05/15/48	160	182,096
University of California,
Taxable, Revenue Bonds, Series B
1.316%	05/15/27	485	419,292
Taxable, Revenue Bonds, Series BG
1.614%	05/15/30	905	713,361

			1,690,609

New York — 0.0%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	430	442,243

Puerto Rico — 0.0%
Commonwealth of Puerto Rico,
General Obligation, Sub-Series C
0.000%(cc)	11/01/43	711	311,301

TOTAL MUNICIPAL BONDS (cost $2,871,262)			2,444,153

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Bellemeade Re Ltd.,
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
8.089%(c)	10/25/30	297	298,550
BVRT Financing Trust,
Series 2021-04, Class F, 144A, 1 Month SOFR + 2.000%
5.807%(c)	09/12/26^	378	375,872
Connecticut Avenue Securities Trust,
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)
10.178%(c)	03/25/42	130	135,164
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)
9.178%(c)	03/25/42	100	100,000
Eagle Re Ltd.,
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
6.189%(c)	04/25/29	295	288,547
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)
7.378%(c)	04/25/34	150	147,352
Fannie Mae Connecticut Avenue Securities,
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
5.928%(c)	11/25/41	90	83,706
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
7.928%(c)	11/25/50	985	940,677

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
7.328%(c)	08/25/33	140	$129,301
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
6.728%(c)	10/25/50	63	63,542
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)
6.978%(c)	01/25/34	140	127,858
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
7.328%(c)	10/25/41	410	382,161
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
6.928%(c)	08/25/33	90	76,046
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
7.078%(c)	12/25/33	145	124,150
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
7.278%(c)	09/25/41	230	196,447
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
6.028%(c)	09/25/41	430	378,497
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
6.278%(c)	12/25/41	200	176,501
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)
6.828%(c)	04/25/42	660	652,168
Freddie Mac REMIC,
Series 4194, Class BI, IO
3.500%	04/15/43	71	11,110
Series 4910, Class MI, IO
4.000%	08/25/49	98	19,103
Series 5020, Class IH, IO
3.000%	08/25/50	443	68,252
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49	1,006	930,709
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
5.528%(c)	04/25/34	600	587,316
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
6.828%(c)	04/25/34	200	177,752
Towd Point Mortgage Trust,
Series 2019-HY03, Class A1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.389%(c)	10/25/59	34	33,564

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $6,885,687)			6,504,345

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS — 2.6%
Agricultural Development Bank of China (China),
Sr. Unsec’d. Notes
3.350%	11/02/31	CNH	3,500	$504,901
Andorra International Bond (Andorra),
Sr. Unsec’d. Notes, EMTN
1.250%	05/06/31	EUR	1,500	1,282,801
Australia Government Bond (Australia),
Sr. Unsec’d. Notes, Series 150
3.000%	03/21/47	AUD	1,203	647,723
Sr. Unsec’d. Notes, Series 152
2.750%	11/21/28	AUD	2,783	1,792,031
Sr. Unsec’d. Notes, Series 156
2.750%	05/21/41	AUD	474	256,077
Sr. Unsec’d. Notes, Series 159
0.250%	11/21/24	AUD	2,153	1,382,257
Sr. Unsec’d. Notes, Series 160
1.000%	12/21/30	AUD	216	117,366
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	3,122	1,225,374
Sr. Unsec’d. Notes, Series 164
0.500%	09/21/26	AUD	3,901	2,372,415
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.220%	04/26/35	EUR	345	355,696
4.690%	10/28/34	EUR	200	213,311
Sr. Unsec’d. Notes, EMTN
6.350%	11/30/41	EUR	300	374,546
Bonos de la Tesoreria de la Republica en pesos (Chile),
Unsec’d. Notes, 144A
2.800%	10/01/33	CLP	150,000	143,019
Brazil Loan Trust 1 (Brazil),
Gov’t. Gtd. Notes
5.477%	07/24/23		49	48,242
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		5,496	5,318,410
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes
1.375%	09/23/50	EUR	50	30,083
Bundesrepublik Deutschland Bundesanleihe (Germany),
Bonds
0.000%	05/15/36	EUR	192	146,009
0.000%	08/15/50	EUR	399	218,185
3.250%	07/04/42	EUR	392	460,522
Bonds, Series G
0.000%	08/15/50	EUR	526	286,858
Caisse d’Amortissement de la Dette Sociale (France),
Sr. Unsec’d. Notes, EMTN
0.125%	10/25/23	EUR	3,100	3,240,013
Unsec’d. Notes, EMTN
1.750%	11/25/27	EUR	4,700	4,690,641
Canada Housing Trust No. 1 (Canada),
Gov’t. Gtd. Notes, 144A
2.350%	06/15/27	CAD	825	574,651
Canadian Government Bond (Canada),
Bonds
0.250%	04/01/24	CAD	3,355	2,358,560
0.250%	03/01/26	CAD	4,272	2,832,704

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
0.500%	12/01/30	CAD	1,195	$711,579
2.000%	06/01/32	CAD	200	132,257
2.000%	12/01/51	CAD	342	192,106
3.500%	12/01/45	CAD	827	627,030
4.000%	06/01/41	CAD	554	444,665
Bonds, Series 0001
1.250%	06/01/30	CAD	328	209,921
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
2.750%	01/31/27		200	183,475
China Government Bond (China),
Sr. Unsec’d. Notes
3.900%	07/04/36	CNH	500	76,132
3.950%	06/29/43	CNH	18,500	2,827,861
4.000%	11/30/35	CNH	5,000	771,331
China Government International Bond (China),
Sr. Unsec’d. Notes
0.250%	11/25/30	EUR	2,060	1,759,339
City of Montreal Canada (Canada),
Unsec’d. Notes
4.250%	12/01/32	CAD	200	147,434
City of Toronto (Canada),
Sr. Unsec’d. Notes
3.500%	06/02/36	CAD	300	198,717
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes, EMTN
3.875%	03/22/26	EUR	6,070	6,106,961
Colombian TES (Colombia),
Bonds, Series B
7.250%	10/18/34	COP	1,552,600	209,917
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
1.125%	06/19/29	EUR	100	90,908
1.125%	03/04/33	EUR	200	163,284
1.500%	06/17/31	EUR	2,205	1,952,888
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, EMTN
1.250%	01/21/40	EUR	4,255	2,969,991
Czech Republic Government Bond (Czech Republic),
Bonds, Series 078
2.500%	08/25/28	CZK	21,060	812,550
Denmark Government Bond (Denmark),
Bonds
4.500%	11/15/39	DKK	3,176	565,922
European Financial Stability Facility (Supranational Bank),
Gov’t. Gtd. Notes
0.000%	10/15/25	EUR	565	557,159
0.400%	01/26/26	EUR	910	900,433
Gov’t. Gtd. Notes, EMTN
1.450%	09/05/40	EUR	953	771,753
European Stability Mechanism (Supranational Bank),
Sr. Unsec’d. Notes
0.000%	12/16/24	EUR	360	363,588
0.000%	12/15/26	EUR	1,090	1,036,833
European Union (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.000%	03/04/26	EUR	1,383	1,348,523
0.000%	04/22/31	EUR	285	237,400

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
0.000%	07/04/35	EUR	1,395	$998,417
0.200%	06/04/36	EUR	215	153,583
Export-Import Bank of China (The) (China),
Sr. Unsec’d. Notes
4.150%	06/18/27	CNH	6,000	904,218
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, 144A
0.250%	09/15/40	EUR	399	259,772
0.875%	09/15/25	EUR	909	925,973
French Republic Government Bond OAT (France),
Bonds
0.000%	02/25/24	EUR	6,940	7,188,077
0.000%	02/25/26	EUR	182	178,713
0.000%	02/25/27	EUR	4,176	3,981,017
0.000%	11/25/31	EUR	315	259,073
0.750%	05/25/52	EUR	1,598	896,769
2.000%	11/25/32	EUR	1,405	1,371,918
4.500%	04/25/41	EUR	837	1,029,269
Bonds, 144A
1.750%	05/25/66	EUR	125	89,614
Unsec’d. Notes, 144A
1.500%	05/25/50	EUR	118	84,763
Hellenic Republic Government Bond (Greece),
Sr. Unsec’d. Notes, 144A
1.875%	02/04/35	EUR	9,890	7,742,290
1.875%	01/24/52	EUR	3,280	1,996,941
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	125	133,841
Hungary Government Bond (Hungary),
Bonds, Series 26/F
1.500%	08/26/26	HUF	70,000	136,820
Bonds, Series 30-A
3.000%	08/21/30	HUF	89,750	161,921
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.625%	04/28/32	EUR	3,790	2,904,055
Sr. Unsec’d. Notes, 144A
5.250%	06/16/29		200	190,162
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27	EUR	3,790	3,559,515
1.100%	03/12/33	EUR	1,520	1,181,484
1.750%	04/24/25	EUR	1,520	1,552,136
3.375%	07/30/25	EUR	315	333,883
3.550%	03/31/32		200	181,522
3.850%	10/15/30		200	187,538
4.150%	09/20/27		400	392,044
5.450%	09/20/52		200	197,022
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	4,080	4,226,313
3.850%	07/18/27		300	289,158
Indonesia Treasury Bond (Indonesia),
Bonds, Series 087
6.500%	02/15/31	IDR	21,081,000	1,318,282
Bonds, Series 091
6.375%	04/15/32	IDR	4,831,000	298,447

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Bonds, Series 092
7.125%	06/15/42	IDR	6,649,000	$426,574
Ireland Government Bond (Ireland),
Unsec’d. Notes
0.000%	10/18/31	EUR	190	155,973
1.100%	05/15/29	EUR	597	570,738
1.500%	05/15/50	EUR	222	164,290
Isle of Man Government International Bond (United Kingdom),
Unsec’d. Notes
5.375%	08/14/34	GBP	735	934,518
Israel Government Bond (Israel),
Bonds, Series 0327
2.000%	03/31/27	ILS	2,736	726,779
Bonds, Series 0330
1.000%	03/31/30	ILS	975	230,885
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes, EMTN
6.875%	10/21/34	GBP	200	278,028
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds, Series 50Y, 144A
2.800%	03/01/67	EUR	95	67,404
Sr. Unsec’d. Notes, Series 03Y
0.000%	08/15/24	EUR	1,381	1,404,738
Sr. Unsec’d. Notes, Series 05Y
0.000%	04/01/26	EUR	6,085	5,785,806
1.750%	07/01/24	EUR	815	853,855
2.650%	12/01/27	EUR	1,173	1,184,344
Sr. Unsec’d. Notes, Series 07Y
0.950%	09/15/27	EUR	3,385	3,184,881
Sr. Unsec’d. Notes, Series 10Y, 144A
0.600%	08/01/31	EUR	13,680	10,677,646
0.950%	12/01/31	EUR	757	601,735
Sr. Unsec’d. Notes, Series 13Y, 144A
4.000%	04/30/35	EUR	640	633,466
Sr. Unsec’d. Notes, Series 16Y, 144A
0.950%	03/01/37	EUR	910	602,993
Sr. Unsec’d. Notes, Series 31Y, 144A
1.700%	09/01/51	EUR	781	456,665
Sr. Unsec’d. Notes, Series 34Y, 144A
1.500%	04/30/45	EUR	765	457,526
Japan Government Forty Year Bond (Japan),
Bonds, Series 09
0.400%	03/20/56	JPY	306,950	1,607,754
Japan Government Ten Year Bond (Japan),
Bonds, Series 337
0.300%	12/20/24	JPY	1,537,850	11,776,818
Bonds, Series 345
0.100%	12/20/26	JPY	265,650	2,019,164
Bonds, Series 361
0.100%	12/20/30	JPY	328,100	2,421,088
Japan Government Thirty Year Bond (Japan),
Bonds, Series 30
2.300%	03/20/39	JPY	318,800	2,850,630
Bonds, Series 51
0.300%	06/20/46	JPY	247,850	1,467,316
Bonds, Series 56
0.800%	09/20/47	JPY	429,050	2,822,007

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Bonds, Series 65
0.400%	12/20/49	JPY	385,300	$2,230,653
Japan Government Twenty Year Bond (Japan),
Bonds, Series 145
1.700%	06/20/33	JPY	167,300	1,416,601
Bonds, Series 157
0.200%	06/20/36	JPY	658,500	4,569,392
Bonds, Series 162
0.600%	09/20/37	JPY	348,650	2,511,204
Bonds, Series 174
0.400%	09/20/40	JPY	13,250	87,830
Bonds, Series 181
0.900%	06/20/42	JPY	403,300	2,876,032
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
1.500%	09/30/34	EUR	985	780,778
1.550%	11/09/23	EUR	2,630	2,765,664
2.375%	11/09/28	EUR	1,670	1,606,428
Kingdom of Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes, Series 60, 144A
4.250%	03/28/41	EUR	662	780,224
Sr. Unsec’d. Notes, Series 77, 144A
1.000%	06/22/26	EUR	465	464,882
Sr. Unsec’d. Notes, Series 91, 144A
0.000%	10/22/27	EUR	544	507,596
Sr. Unsec’d. Notes, Series 94, 144A
0.350%	06/22/32	EUR	2,953	2,431,904
Sr. Unsec’d. Notes, Series 95, 144A
1.400%	06/22/53	EUR	425	282,337
Korea Treasury Bond (South Korea),
Bonds, Series 2712
2.375%	12/10/27	KRW	1,137,470	841,100
Bonds, Series 3112
2.375%	12/10/31	KRW	303,050	213,842
Bonds, Series 4009
1.500%	09/10/40	KRW	1,469,180	828,991
Sr. Unsec’d. Notes, Series 2406
1.125%	06/10/24	KRW	931,590	709,432
Sr. Unsec’d. Notes, Series 2603
1.250%	03/10/26	KRW	1,789,910	1,306,875
Sr. Unsec’d. Notes, Series 3106
2.000%	06/10/31	KRW	1,083,960	744,483
Sr. Unsec’d. Notes, Series 5103
1.875%	03/10/51	KRW	1,769,070	955,718
Malaysia Government Bond (Malaysia),
Bonds, Series 0122
3.582%	07/15/32	MYR	4,285	936,961
Bonds, Series 0307
3.502%	05/31/27	MYR	7,127	1,591,902
Mexican Bonos (Mexico),
Bonds, Series M
5.500%	03/04/27	MXN	238	1,064,202
7.750%	05/29/31	MXN	32	151,027
Sr. Unsec’d. Notes, Series M20
8.500%	05/31/29	MXN	121	603,715
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
1.125%	01/17/30	EUR	3,035	2,634,180

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
2.250%	08/12/36	EUR	735	$557,778
2.659%	05/24/31		200	161,600
3.500%	02/12/34		250	200,625
3.771%	05/24/61		300	189,994
Municipal Finance Authority of British Columbia (Canada),
Unsec’d. Notes
3.050%	10/23/28	CAD	600	422,637
Netherlands Government Bond (Netherlands),
Bonds, 144A
0.000%	01/15/27	EUR	695	667,268
0.000%	07/15/31	EUR	421	354,409
0.000%	01/15/38	EUR	3,230	2,222,683
0.000%	01/15/52	EUR	237	119,372
0.500%	07/15/32	EUR	190	163,286
New Zealand Government Bond (New Zealand),
Bonds, Series 0427
4.500%	04/15/27	NZD	284	179,594
Bonds, Series 0437
2.750%	04/15/37	NZD	601	306,021
Bonds, Series 0551
2.750%	05/15/51	NZD	3,804	1,723,334
Unsec’d. Notes, Series 0532
2.000%	05/15/32	NZD	20,048	10,321,932
Norway Government Bond (Norway),
Sr. Unsec’d. Notes, Series 483, 144A
1.250%	09/17/31	NOK	2,664	231,620
Sr. Unsec’d. Notes, Series 485, 144A
3.500%	10/06/42	NOK	457	47,736
Peru Government Bond (Peru),
Sr. Unsec’d. Notes
5.400%	08/12/34	PEN	740	155,921
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.250%	03/11/33	EUR	2,655	1,970,731
2.750%	01/30/26	EUR	2,655	2,689,818
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
0.250%	04/28/25	EUR	255	252,288
0.700%	02/03/29	EUR	1,520	1,341,124
1.200%	04/28/33	EUR	1,170	963,429
1.750%	04/28/41	EUR	410	298,249
1.950%	01/06/32		200	162,022
3.556%	09/29/32		200	181,772
3.950%	01/20/40		300	255,033
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
0.900%	10/12/35	EUR	483	371,753
Unsec’d. Notes, 144A
0.700%	10/15/27	EUR	925	891,678
1.000%	04/12/52	EUR	5,125	2,679,006
Province of Alberta (Canada),
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	1,210	839,690
Province of British Columbia (Canada),
Debentures
4.700%	06/18/37	CAD	524	405,747

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	04/27/26		844	$790,215
2.550%	12/02/52	CAD	300	158,073
Sr. Unsec’d. Notes, EMTN
0.250%	12/15/26	GBP	5,540	5,641,039
Unsec’d. Notes
2.050%	06/02/30	CAD	650	421,642
3.450%	06/02/45	CAD	1,369	882,482
Province of Quebec (Canada),
Sr. Unsec’d. Notes
1.500%	09/01/31	CAD	875	528,553
2.750%	04/12/27		855	801,074
Unsec’d. Notes
3.100%	12/01/51	CAD	380	227,116
3.500%	12/01/45	CAD	582	378,660
Province of Saskatchewan (Canada),
Sr. Unsec’d. Notes
3.250%	06/08/27		1,351	1,286,777
Unsec’d. Notes
3.300%	06/02/48	CAD	200	123,838
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.400%	04/16/50		500	455,094
Queensland Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes
2.500%	03/06/29	AUD	500	306,702
Region of Lazio (Italy),
Sr. Unsec’d. Notes
3.088%	03/31/43	EUR	760	668,737
Republic of Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
0.000%	10/20/28	EUR	400	359,554
0.000%	10/20/40	EUR	135	79,868
0.750%	10/20/26	EUR	583	578,084
0.850%	06/30/2120	EUR	50	20,189
1.850%	05/23/49	EUR	460	373,579
2.400%	05/23/34	EUR	563	556,113
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.875%	10/17/29		400	332,220
4.000%	10/17/49		690	486,350
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	1,436	1,738,569
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		955	910,908
Republic of Poland Government Bond (Poland),
Bonds, Series 0432
1.750%	04/25/32	PLN	663	99,223
Bonds, Series 0726
2.500%	07/25/26	PLN	4,089	806,274
Bonds, Series 0727
2.500%	07/25/27	PLN	1,200	228,195
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
5.500%	11/16/27		220	224,935

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Romania Government Bond (Romania),
Bonds, Series 10Y
8.250%	09/29/32	RON	790	$170,416
Romanian Government International Bond (Romania),
Bonds, 144A
3.624%	05/26/30	EUR	35	30,530
Sr. Unsec’d. Notes, 144A, MTN
3.875%	10/29/35	EUR	45	35,429
Sr. Unsec’d. Notes, EMTN
3.375%	01/28/50	EUR	180	110,466
3.875%	10/29/35	EUR	45	35,429
4.125%	03/11/39	EUR	140	106,805
Unsec’d. Notes, 144A
2.750%	04/14/41	EUR	89	53,190
3.000%	02/27/27		418	369,094
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes
2.000%	07/09/39	EUR	1,175	929,813
Sr. Unsec’d. Notes, 144A
5.500%	10/25/32		1,225	1,297,275
Sr. Unsec’d. Notes, 144A, MTN
2.250%	02/02/33		700	565,381
Sr. Unsec’d. Notes, EMTN
0.625%	03/03/30	EUR	2,350	2,055,368
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
3.125%	05/15/27	EUR	4,175	3,833,116
Singapore Government Bond (Singapore),
Bonds
2.625%	08/01/32	SGD	288	206,421
3.500%	03/01/27	SGD	1,769	1,353,086
Sr. Unsec’d. Notes
1.875%	10/01/51	SGD	95	61,943
Slovenia Government Bond (Slovenia),
Bonds, Series RS76
3.125%	08/07/45	EUR	176	161,462
South Coast British Columbia Transportation Authority (Canada),
Unsec’d. Notes
3.250%	11/23/28	CAD	500	355,428
Spain Government Bond (Spain),
Sr. Unsec’d. Notes
0.000%	05/31/24	EUR	2,494	2,564,052
0.000%	01/31/27	EUR	723	683,126
Sr. Unsec’d. Notes, 144A
0.850%	07/30/37	EUR	1,325	939,442
1.000%	10/31/50(k)	EUR	7,645	4,211,255
1.200%	10/31/40(k)	EUR	440	308,214
1.900%	10/31/52	EUR	1,019	691,909
2.550%	10/31/32	EUR	2,542	2,479,887
2.900%	10/31/46	EUR	141	128,600
3.450%	07/30/66	EUR	75	70,413
Spain Government International Bond (Spain),
Sr. Unsec’d. Notes, EMTN
5.250%	04/06/29	GBP	100	123,291
State of North Rhine-Westphalia Germany (Germany),
Sr. Unsec’d. Notes, Series 1439, EMTN
1.550%	06/16/48	EUR	681	532,157

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
States of Guernsey Bond (Guernsey),
Sr. Unsec’d. Notes
3.375%	12/12/46	GBP	200	$190,385
Sweden Government Bond (Sweden),
Bonds, Series 1062, 144A
0.125%	05/12/31	SEK	12,010	954,779
Swiss Confederation Government Bond (Switzerland),
Bonds
1.500%	04/30/42	CHF	531	561,293
3.250%	06/27/27	CHF	1,009	1,177,261
3.500%	04/08/33	CHF	577	736,874
Thailand Government Bond (Thailand),
Bonds
4.675%	06/29/44	THB	18,117	620,018
Sr. Unsec’d. Notes
2.000%	12/17/31	THB	15,637	435,959
4.875%	06/22/29	THB	6,604	220,016
Treasury Corp. of Victoria (Australia),
Local Gov’t. Gtd. Notes
2.250%	09/15/33	AUD	250	132,181
UAE International Government Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
4.050%	07/07/32		200	196,725
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
4.375%	01/27/32(d)	EUR	105	19,810
6.750%	06/20/28(d)	EUR	5,165	992,778
Sr. Unsec’d. Notes, 144A
4.375%	01/27/32(d)	EUR	175	33,017
United Kingdom Gilt (United Kingdom),
Bonds
0.250%	07/31/31	GBP	421	381,670
0.375%	10/22/26	GBP	2,618	2,802,034
0.500%	10/22/61	GBP	332	143,257
0.625%	07/31/35	GBP	461	375,582
0.875%	10/22/29	GBP	2,248	2,273,671
1.250%	07/31/51	GBP	4,265	2,787,220
1.500%	07/22/47	GBP	783	578,169
2.500%	07/22/65	GBP	202	182,990
4.250%	12/07/46	GBP	678	844,635
Unsec’d. Notes
1.125%	01/31/39	GBP	3,267	2,606,012

TOTAL SOVEREIGN BONDS (cost $350,651,228)				287,306,023

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.7%
Federal Home Loan Mortgage Corp.
1.500%	04/01/41		193	157,529
1.500%	01/01/51		306	236,527
2.000%	10/01/35		298	266,215
2.000%	12/01/35		801	714,092
2.000%	06/01/36		48	42,642
2.000%	09/01/36		306	273,150
2.000%	08/01/40		364	310,250
2.000%	11/01/50		816	667,111
2.000%	03/01/51		60	49,305
2.000%	04/01/51		356	291,076
2.000%	05/01/51		353	289,864

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
2.500%	06/01/30	73	$68,241
2.500%	07/01/30	33	30,779
2.500%	02/01/32	94	88,184
2.500%	11/01/35	81	74,428
2.500%	11/01/36	93	85,589
2.500%	01/01/51	765	653,904
2.500%	08/01/51	183	155,497
2.500%	08/01/51	581	493,086
2.500%	09/01/51	327	277,449
3.000%	06/01/30	20	18,731
3.000%	01/01/32	89	85,243
3.000%	05/01/35	22	21,106
3.000%	09/01/35	67	62,221
3.000%	01/01/37	44	40,519
3.000%	02/01/37	69	64,583
3.000%	05/01/45	78	70,623
3.000%	08/01/46	200	179,038
3.000%	09/01/46	336	301,552
3.000%	02/01/47	134	120,241
3.000%	01/01/50	172	152,095
3.000%	02/01/50	202	179,236
3.000%	07/01/51	330	293,637
3.000%	12/01/51	96	84,641
3.000%	01/01/52	344	302,220
3.500%	10/01/30	18	17,414
3.500%	12/01/30	49	47,489
3.500%	04/01/33	53	50,702
3.500%	08/01/42	85	80,102
3.500%	01/01/44	88	82,204
3.500%	07/01/45	94	87,725
3.500%	09/01/47	299	273,510
3.500%	11/01/47	558	517,370
3.500%	03/01/48	453	420,456
3.500%	02/01/52	123	111,547
4.000%	01/01/33	148	145,694
4.000%	06/01/42	42	39,934
4.000%	05/01/44	120	115,311
4.000%	09/01/44	81	77,919
4.000%	04/01/45	21	20,105
4.000%	05/01/45	57	55,056
4.000%	10/01/45	112	107,208
4.000%	02/01/46	227	215,380
4.000%	05/01/46	68	65,473
4.000%	01/01/47	93	88,930
4.000%	05/01/47	127	121,395
4.000%	10/01/52	545	511,282
4.500%	12/01/34	21	21,108
4.500%	03/01/41	105	103,904
4.500%	07/01/41	30	30,202
4.500%	03/01/44	37	37,109
4.500%	12/01/45	75	74,716
4.500%	12/01/45	122	120,308
4.500%	09/01/50	647	631,849
5.000%	02/01/42	106	107,913
5.000%	10/01/48	57	56,738
5.000%	08/01/52	347	342,011
5.500%	08/01/40	7	7,215
6.250%	07/15/32(k)	580	676,338

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
6.750%	03/15/31(k)	2,050	$2,412,080
Federal Home Loan Mortgage Corp., MTN
1.865%(s)	12/14/29(k)	380	279,344
Federal National Mortgage Assoc.
1.500%	11/01/41	299	244,965
1.500%	05/01/51	196	151,260
2.000%	04/01/30	8	7,579
2.000%	07/01/30	40	36,306
2.000%	04/01/31	33	29,715
2.000%	02/01/36	355	316,448
2.000%	05/01/36	256	228,464
2.000%	09/01/36	232	207,270
2.000%	02/01/37	288	257,094
2.000%	06/01/40	128	108,528
2.000%	11/01/40	25	21,619
2.000%	12/01/40	224	190,704
2.000%	01/01/41	64	54,215
2.000%	07/01/41	108	91,226
2.000%	11/01/41	973	828,667
2.000%	07/01/50	153	125,406
2.000%	08/01/50	849	695,530
2.000%	12/01/50	643	528,645
2.000%	02/01/51	494	403,467
2.000%	03/01/51	140	114,710
2.000%	03/01/51	159	131,003
2.000%	03/01/51	187	154,117
2.000%	03/01/51	865	706,778
2.000%	05/01/51	268	218,429
2.000%	05/01/51	645	529,263
2.000%	05/01/51	2,939	2,412,330
2.000%	07/01/51	873	711,723
2.000%	08/01/51	364	298,137
2.000%	08/01/51	4,187	3,417,058
2.000%	10/01/51	875	717,685
2.500%	05/01/30	8	7,261
2.500%	05/01/30	50	46,927
2.500%	06/01/30	19	17,898
2.500%	07/01/30	40	37,603
2.500%	07/01/30	49	46,360
2.500%	07/01/30	50	47,078
2.500%	11/01/31	91	84,916
2.500%	07/01/32	162	151,540
2.500%	10/01/34	91	83,937
2.500%	05/01/36	581	533,209
2.500%	06/01/36	47	43,328
2.500%	04/01/37	396	351,911
2.500%	06/01/40	404	355,224
2.500%	07/01/40	306	268,995
2.500%	04/01/45	10	8,311
2.500%	09/01/46	9	7,917
2.500%	07/01/50	610	522,887
2.500%	11/01/50	442	380,469
2.500%	12/01/50	401	343,281
2.500%	01/01/51	169	143,845
2.500%	03/01/51	591	502,442
2.500%	04/01/51	159	135,377
2.500%	07/01/51	414	353,726
2.500%	07/01/51	1,496	1,270,040

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
2.500%	09/01/51	799	$683,057
2.500%	10/01/51	426	363,394
2.500%	11/01/51	597	509,830
2.500%	12/01/51	329	278,939
2.500%	12/01/51	365	313,561
2.500%	01/01/52	798	679,256
2.500%	02/01/52	718	609,543
2.500%	04/01/52	477	404,532
3.000%	06/01/30	60	57,406
3.000%	07/01/30	7	6,703
3.000%	07/01/30	42	40,254
3.000%	07/01/30	83	79,623
3.000%	09/01/30	43	40,865
3.000%	11/01/30	21	19,723
3.000%	03/01/31	71	67,525
3.000%	04/01/32	178	170,723
3.000%	06/01/32	109	103,687
3.000%	07/01/33	67	63,044
3.000%	03/01/35	21	19,448
3.000%	09/01/35	34	31,740
3.000%	02/01/37	36	32,996
3.000%	12/01/40	283	254,998
3.000%	11/01/42	170	154,868
3.000%	05/01/45	278	249,603
3.000%	06/01/45	206	185,344
3.000%	07/01/45	58	52,269
3.000%	08/01/45	177	158,805
3.000%	01/01/46	31	28,047
3.000%	04/01/46	287	259,835
3.000%	10/01/46	68	60,948
3.000%	10/01/46	102	90,895
3.000%	11/01/46	259	231,801
3.000%	12/01/46	107	95,809
3.000%	12/01/46	443	396,037
3.000%	12/01/49	170	150,427
3.000%	12/01/49	170	150,641
3.000%	03/01/50	169	149,666
3.000%	05/01/50	176	155,169
3.000%	12/01/50	702	628,111
3.000%	05/01/51	436	387,739
3.000%	08/01/51	338	297,583
3.000%	11/01/51	305	268,072
3.000%	12/01/51	122	107,870
3.000%	06/01/52	146	128,190
3.500%	12/01/29	30	28,677
3.500%	05/01/30	24	23,845
3.500%	10/01/30	42	41,430
3.500%	11/01/32	55	52,779
3.500%	01/01/35	8	7,746
3.500%	02/01/36	99	94,727
3.500%	02/01/37	32	30,146
3.500%	06/01/42	138	129,529
3.500%	06/01/43	198	185,782
3.500%	10/01/43	276	257,583
3.500%	04/01/47	327	303,381
3.500%	08/01/47	50	46,022
3.500%	09/01/47	219	202,973
3.500%	09/01/47	287	266,267

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.500%	01/01/48	641	$594,724
3.500%	03/01/48	93	86,061
3.500%	04/01/48	425	394,018
3.500%	11/01/48	219	203,329
3.500%	06/01/49	592	547,700
3.500%	09/01/49	311	285,950
3.500%	07/01/51	269	247,252
3.500%	09/01/57	464	426,027
3.500%	05/01/58	182	167,395
4.000%	04/01/35	32	30,631
4.000%	03/01/41	73	69,631
4.000%	11/01/42	102	97,566
4.000%	06/01/44	38	36,366
4.000%	11/01/44	111	107,766
4.000%	03/01/45	27	25,398
4.000%	11/01/45	40	38,116
4.000%	01/01/46	83	79,432
4.000%	03/01/46	162	154,877
4.000%	01/01/47	112	107,168
4.000%	04/01/47	78	74,783
4.000%	04/01/47	114	109,143
4.000%	12/01/47	223	213,167
4.000%	04/01/48	116	110,635
4.000%	06/01/48	1,605	1,529,358
4.000%	10/01/48	198	189,164
4.000%	02/01/49	307	292,993
4.000%	09/01/49	70	66,920
4.000%	03/01/51	227	215,445
4.000%	09/01/52	8,285	7,771,632
4.500%	03/01/40	7	7,024
4.500%	08/01/40	40	39,039
4.500%	02/01/41	35	34,626
4.500%	06/01/41	101	99,918
4.500%	09/01/41	18	17,461
4.500%	01/01/42	55	54,264
4.500%	01/01/43	53	52,107
4.500%	03/01/44	22	21,820
4.500%	06/01/44	7	6,460
4.500%	02/01/46	144	142,032
4.500%	05/01/48	145	140,829
4.500%	06/01/48	79	77,491
4.500%	01/01/51	219	214,291
4.500%	07/01/52	994	956,450
5.000%	05/01/38	56	56,878
5.000%	08/01/52	819	809,239
5.500%	07/01/38	28	29,446
5.500%	05/01/39	38	39,581
5.500%	05/01/40	20	20,601
6.000%	02/01/36	22	22,816
6.000%	11/01/38	20	21,153
6.000%	09/01/39	48	50,283
6.000%	06/01/40	28	29,278
6.625%	11/15/30(k)	980	1,143,139
7.125%	01/15/30(k)	75	88,627
Freddie Mac Coupon Strips
1.998%(s)	07/15/32	140	87,995
Government National Mortgage Assoc.
2.000%	09/20/50	234	197,840

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
2.000%	10/20/50	381	$321,630
2.000%	11/20/50	237	199,778
2.000%	11/20/50	341	282,820
2.000%	09/20/51	350	293,842
2.000%	11/20/51	455	382,121
2.500%	01/20/47	43	38,265
2.500%	11/20/49	384	334,597
2.500%	03/20/51	689	600,165
2.500%	04/20/51	387	336,707
2.500%	05/20/51	191	165,976
2.500%	09/20/51	399	346,250
2.500%	12/20/51	3,393	2,943,479
3.000%	05/20/43	165	151,074
3.000%	11/20/43	192	175,401
3.000%	01/15/45	25	22,624
3.000%	03/15/45	24	21,074
3.000%	04/20/45	166	151,143
3.000%	01/20/47	248	223,249
3.000%	02/20/47	166	149,606
3.000%	06/20/47	381	343,167
3.000%	08/20/47	155	139,661
3.000%	12/20/49	138	123,833
3.000%	01/20/50	164	147,021
3.000%	07/20/51	373	334,204
3.000%	10/20/51	174	155,749
3.000%	12/20/51	275	245,469
3.500%	04/15/45	24	22,220
3.500%	07/20/47	832	776,041
3.500%	08/20/47	197	183,255
3.500%	09/20/47	38	35,868
3.500%	11/20/47	31	28,677
3.500%	12/20/47	29	26,885
3.500%	03/20/48	106	98,664
3.500%	09/20/51	235	218,167
3.500%	11/20/51	24	22,059
3.500%	01/20/52	196	179,792
4.000%	03/15/44	55	52,851
4.000%	01/20/46	77	73,823
4.000%	02/20/46	27	25,502
4.000%	03/20/46	120	115,619
4.000%	07/20/47	214	205,208
4.000%	12/20/47	78	74,484
4.000%	09/20/48	163	155,385
4.000%	06/20/50	24	23,301
4.500%	10/15/41	30	29,393
4.500%	07/20/44	115	115,276
4.500%	04/20/45	130	130,696
4.500%	06/20/52	98	95,347
5.000%	06/15/38	16	16,422
5.000%	06/15/39	29	29,523
5.000%	12/15/39	24	24,174
5.000%	10/20/42	7	7,536
5.000%	03/15/44	97	99,010
5.000%	10/20/52	448	444,145
Tennessee Valley Authority Generic Strips, Bonds
2.040%(s)	09/15/30	290	199,251

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $86,371,215)			76,796,745

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS — 2.3%
U.S. Treasury Bonds
1.375%	11/15/40	3,641	$2,369,495
1.750%	08/15/41(a)(h)(k)	42,408	29,069,359
1.875%	02/15/41	23,600	16,697,000
2.000%	11/15/41(h)	34,800	24,892,875
2.000%	08/15/51	6,506	4,281,761
2.250%	05/15/41(k)	26,495	19,920,928
2.375%	02/15/42	18,990	14,509,547
2.375%	05/15/51(h)(k)	330	237,909
2.875%	05/15/43	4,570	3,738,117
2.875%	05/15/52(h)	628	505,736
3.000%	11/15/45	835	688,875
3.250%	05/15/42(h)(k)	31,905	28,006,608
3.375%	08/15/42	9,935	8,884,063
3.500%	02/15/39	2,324	2,186,013
3.625%	08/15/43(h)	16,980	15,642,825
3.750%	11/15/43	355	333,201
4.000%	11/15/42(h)	2,340	2,292,834
U.S. Treasury Notes
0.750%	08/31/26(h)	550	486,965
1.250%	06/30/28(k)	1,465	1,266,538
1.250%	08/15/31	3,487	2,831,008
1.375%	12/31/28	175	150,855
1.500%	11/30/28(h)(k)	5,930	5,148,908
2.000%	02/15/25(k)	264	251,171
2.375%	03/31/29(k)	2,130	1,938,799
2.625%	05/31/27	27,152	25,595,003
2.750%	05/31/29(h)	4,140	3,845,995
2.750%	08/15/32	105	95,583
2.875%	04/30/29	195	182,630
2.875%	05/15/32	942	868,406
3.250%	06/30/29(h)	4,000	3,827,500
3.875%	11/30/29	16	15,893
4.125%	11/15/32	95	96,900
U.S. Treasury Strips Coupon
1.916%(s)	02/15/38(k)	855	453,684
1.961%(s)	11/15/40(k)	8,025	3,760,465
1.963%(s)	08/15/41	10,650	4,794,996
2.015%(s)	11/15/41	55	24,484
2.044%(s)	08/15/42	30	12,859
2.056%(s)	11/15/43	430	175,393
2.056%(s)	02/15/45	80	31,038
2.068%(s)	05/15/43(k)	4,980	2,064,560
2.072%(s)	02/15/43	4,635	1,945,614
2.103%(s)	11/15/44	260	101,654
2.117%(s)	05/15/44(k)	1,665	663,529
2.121%(s)	08/15/44	835	330,314
2.125%(s)	05/15/45	870	334,066
2.125%(s)	08/15/45	320	121,700
3.631%(s)	05/15/41(h)	31,635	14,440,883

TOTAL U.S. TREASURY OBLIGATIONS (cost $305,614,218)			250,114,539

TOTAL LONG-TERM INVESTMENTS (cost $9,572,762,633)			9,051,054,474

			Shares	Value

SHORT-TERM INVESTMENTS —18.4%

AFFILIATED MUTUAL FUNDS —16.9%
PGIM Core Ultra Short Bond Fund(wd)			1,738,433,932	$1,738,433,932
PGIM Institutional Money Market Fund (cost $110,897,862; includes $110,397,172 of cash collateral for securities on loan)(b)(wd)			110,966,321	110,910,838

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,849,331,794)				1,849,344,770

Interest Rate	Maturity Date		Principal Amount (000)#

COMMERCIAL PAPER(n) — 0.5%
American Water Capital Corp.
4.270%	01/05/23		4,750	4,746,494
Consolidated Edison, Inc.,
4.721%	01/23/23		5,700	5,682,265
Crown Castle International Corp.
5.032%	01/10/23		5,425	5,416,899
Edison International
4.819%	01/03/23		1,356	1,355,304
General Motors Financial Co., Inc.
4.989%	01/27/23		1,560	1,554,005
International Flavors & Fragrances, Inc.
5.171%	01/19/23		3,000	2,992,252
NiSource, Inc.
4.679%	01/17/23		4,950	4,938,523
Oracle Corp.
4.636%	01/18/23		5,550	5,536,617
Ovintiv, Inc.
5.266%	01/20/23		4,395	4,382,296
Penske Truck Leasing Co. LP/PTL Finance Corp.
4.570%	01/11/23		5,525	5,516,350
Sherwin-Williams Co.
4.574%	01/17/23		4,275	4,265,435
VW Credit, Inc.
4.680%	01/11/23		1,900	1,897,086
Waste Management Inc.
4.797%	01/23/23		3,825	3,813,158

TOTAL COMMERCIAL PAPER (cost $52,108,264)				52,096,684

FOREIGN TREASURY OBLIGATION(n) — 0.2%
Japan Treasury Discount Bills, Series 1113
(0.168)%	01/16/23	JPY	2,317,800	17,649,249
(cost $15,847,508)

U.S. TREASURY OBLIGATION(k)(n) — 0.8%
U.S. Treasury Bills
4.196%	03/16/23		91,920	91,140,207
(cost $91,136,200)

			Shares

UNAFFILIATED FUND — 0.0%
Morgan Stanley Institutional Liquidity
Funds - Government Portfolio (Institutional Shares)			1,961,857	1,961,857

(cost $1,961,857)

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Value
OPTIONS PURCHASED*~ — 0.0% (cost $42,248)	$8,064

TOTAL SHORT-TERM INVESTMENTS (cost $2,010,427,871)	2,012,200,831

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—101.0% (cost $11,583,190,504)	11,063,255,305

OPTIONS WRITTEN*~ — (0.0)% (premiums received $7,530)	(42)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—101.0% (cost $11,583,182,974)	11,063,255,263
Liabilities in excess of other assets(z) — (1.0)%	(113,364,261)

NET ASSETS — 100.0%	$10,949,891,002

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $375,873 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $106,945,962; cash collateral of $110,397,172 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $1,520,618. The aggregate value of $1,102,424 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option GBP vs USD	Call	DB	05/04/23	1.42	—	GBP	286	$4,080
Currency Option USD vs JPY	Put	DB	02/23/23	112.00	—		520	3,984

Total Options Purchased (cost $ 42,248)								$8,064

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.38.V1, 06/20/27	Put	GSI	01/18/23	3.00%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	12,550	$(42)

(premiums received $7,530)

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V1, 12/20/27	Put	02/15/23	$99.50	CDX.NA.HY.39.V1(Q)	5.00%(Q)	4,056	$49,426	$(25,610)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.00%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	20,530	5,956	(93,820)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.03%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	19,420	4,650	(90,508)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.08%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,820	3,110	(101,137)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.10%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,820	2,735	(97,057)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.88%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	20,280	46,522	(14,115)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	37,260	73,642	(56,922)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.93%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	19,980	34,118	(39,808)
CDX.NA.IG.39.V1,
12/20/27	Put	03/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	21,400	99,460	32,264
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	22,940	95,290	21,537
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.88%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	22,940	76,475	2,730
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	23,520	70,436	(20,116)

Total Centrally Cleared Swaptions (cost $1,044,382)							$561,820	$(482,562)

Options Written:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V1, 12/20/27	Call	02/15/23	$101.50	CDX.NA.HY.39.V1(Q)	5.00%(Q)	4,056	$(25,519)	$13,013
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	19,420	(75,291)	(34,509)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.93%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	20,530	(98,120)	(40,636)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.95%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	35,640	(204,167)	(111,503)
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.78%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	20,280	(26,210)	7,759
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	37,260	(65,855)	15,845
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	19,980	(46,408)	146
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.73%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	21,400	(19,967)	24,973
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.75%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	22,940	(29,390)	20,229
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.78%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	22,940	(39,059)	12,219
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	23,520	(64,570)	(2,477)
CDX.NA.HY.39.V1, 12/20/27	Put	02/15/23	$95.00	5.00%(Q)	CDX.NA.HY.39.V1(Q)	4,056	(14,936)	16,092

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Options Written (continued):

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.30%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	19,420	$(1,562)	$44,074
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.33%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	20,530	(1,557)	38,476
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.35%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	17,820	(1,276)	53,075
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.40%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	17,820	(1,143)	44,298
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	20,280	(13,881)	8,224
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.15%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	37,260	(20,439)	30,617
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.18%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	19,980	(9,876)	19,894
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	21,400	(29,327)	(10,067)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.13%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	22,940	(28,791)	(7,227)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.18%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	22,940	(24,288)	1,182
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.20%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	23,520	(22,943)	8,809

Total Centrally Cleared Swaptions (premiums received $1,017,081)							$(864,575)	$152,506

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2,253	2 Year U.S. Treasury Notes	Mar. 2023	$462,041,018	$(201,911)
3,920	5 Year U.S. Treasury Notes	Mar. 2023	423,084,385	(2,702,395)
28	10 Year Australian Treasury Bonds	Mar. 2023	2,205,328	(85,275)
71	10 Year U.K. Gilt	Mar. 2023	8,574,961	(457,952)
4,662	10 Year U.S. Treasury Notes	Mar. 2023	523,528,055	(4,176,572)
588	20 Year U.S. Treasury Bonds	Mar. 2023	73,702,125	(1,270,051)
1,529	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	205,363,813	(6,617,687)
24	Euro Schatz Index	Mar. 2023	2,708,324	(29,324)
1,727	Mini MSCI EAFE Index	Mar. 2023	168,330,690	(2,927,610)
557	Russell 2000 E-Mini Index	Mar. 2023	49,319,565	(1,244,682)
3,320	S&P 500 E-Mini Index	Mar. 2023	640,926,000	(16,468,871)

				(36,182,330)

Short Positions:
137	2 Year U.S. Treasury Notes	Mar. 2023	28,095,703	59,445
5	5 Year Canadian Government Bonds	Mar. 2023	411,632	455
515	5 Year Euro-Bobl	Mar. 2023	63,810,863	1,740,009
447	5 Year U.S. Treasury Notes	Mar. 2023	48,244,571	353,187
57	10 Year Canadian Government Bonds	Mar. 2023	5,159,047	105,865
371	10 Year Euro-Bund	Mar. 2023	52,791,415	3,218,068
13	10 Year Japanese Bonds	Mar. 2023	14,408,564	289,379
29	10 Year U.K. Gilt	Mar. 2023	3,502,449	89,316
224	10 Year U.S. Treasury Notes	Mar. 2023	25,154,501	433,595
283	10 Year U.S. Ultra Treasury Notes	Mar. 2023	33,473,594	353,419
976	20 Year U.S. Treasury Bonds	Mar. 2023	122,335,500	3,102,861
59	30 Year Euro Buxl	Mar. 2023	8,541,292	1,499,664

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (cont’d):
107	British Pound Currency	Mar. 2023	$8,081,175	$(39,868)
648	Euro Currency	Mar. 2023	87,107,400	(2,564,068)
336	Euro Schatz Index	Mar. 2023	37,916,538	424,106
163	Euro-BTP Italian Government Bond	Mar. 2023	19,004,726	1,372,474
20	Euro-OAT	Mar. 2023	2,725,366	80,757

				10,518,664

				$(25,663,666)

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/10/23	BARC	AUD	9,394	$6,313,051	$6,398,847	$85,796	$—
Expiring 01/10/23	BARC	AUD	3,637	2,444,173	2,477,390	33,217	—
Expiring 01/10/23	BNP	AUD	2,315	1,579,313	1,576,893	—	(2,420)
Expiring 01/10/23	BNP	AUD	2,315	1,582,199	1,576,892	—	(5,307)
Expiring 01/10/23	BNP	AUD	1,690	1,131,223	1,151,165	19,942	—
Expiring 01/10/23	BOA	AUD	1,165	794,780	793,554	—	(1,226)
Expiring 01/10/23	GSI	AUD	4,735	3,212,110	3,225,307	13,197	—
Expiring 01/10/23	GSI	AUD	3,385	2,260,148	2,305,737	45,589	—
Expiring 01/10/23	GSI	AUD	3,317	2,262,711	2,259,417	—	(3,294)
Expiring 01/10/23	GSI	AUD	1,155	774,543	786,743	12,200	—
Expiring 01/10/23	GSI	AUD	1,155	773,810	786,744	12,934	—
Expiring 01/10/23	GSI	AUD	760	515,506	517,684	2,178	—
Expiring 01/10/23	GSI	AUD	450	301,770	306,523	4,753	—
Expiring 01/10/23	GSI	AUD	450	301,484	306,523	5,039	—
Expiring 01/10/23	HSBC	AUD	5,075	3,407,330	3,456,903	49,573	—
Expiring 01/10/23	HSBC	AUD	1,650	1,117,842	1,123,919	6,077	—
Expiring 01/10/23	HSBC	AUD	1,645	1,130,921	1,120,513	—	(10,408)
Expiring 01/10/23	HSBC	AUD	1,605	1,093,478	1,093,266	—	(212)
Expiring 01/10/23	JPM	AUD	1,645	1,131,951	1,120,513	—	(11,438)
Expiring 01/10/23	JPM	AUD	1,155	771,388	786,743	15,355	—
Expiring 01/10/23	JPM	AUD	450	300,541	306,524	5,983	—
Expiring 01/10/23	MSI	AUD	1,910	1,284,740	1,301,021	16,281	—
Expiring 01/10/23	MSI	AUD	1,165	793,953	793,555	—	(398)
Expiring 01/10/23	RBC	AUD	1,542	1,048,269	1,050,354	2,085	—
Expiring 01/10/23	SSB	AUD	880	591,435	599,424	7,989	—
Expiring 01/10/23	UAG	AUD	1,165	794,566	793,555	—	(1,011)
Expiring 01/19/23	BNP	AUD	729	468,000	497,073	29,073	—
Expiring 01/19/23	HSBC	AUD	1,336	906,707	910,395	3,688	—
Expiring 01/19/23	HSBC	AUD	803	504,320	547,185	42,865	—
Expiring 01/19/23	JPM	AUD	736	470,000	501,678	31,678	—
Expiring 01/19/23	JPM	AUD	730	471,413	497,442	26,029	—
Expiring 01/19/23	MSI	AUD	1,507	952,364	1,026,910	74,546	—
Expiring 01/19/23	MSI	AUD	729	489,987	496,760	6,773	—
Brazilian Real,
Expiring 01/04/23	CITI	BRL	2,408	445,114	455,580	10,466	—
Expiring 01/04/23	CITI	BRL	1,650	315,518	312,171	—	(3,347)
Expiring 01/04/23	CITI	BRL	1,600	295,757	302,711	6,954	—
Expiring 01/04/23	CITI	BRL	1,590	304,685	300,819	—	(3,866)
Expiring 01/04/23	CITI	BRL	395	72,757	74,731	1,974	—
Expiring 01/04/23	MSI	BRL	3,173	608,122	600,313	—	(7,809)

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 02/02/23	CITI	BRL	11,831	$2,192,225	$2,225,771	$33,546	$—
Expiring 02/02/23	HSBC	BRL	4,798	906,554	902,757	—	(3,797)
Expiring 02/02/23	MSI	BRL	3,173	610,915	596,960	—	(13,955)
British Pound,
Expiring 01/10/23	BARC	GBP	1,809	2,206,721	2,187,643	—	(19,078)
Expiring 01/10/23	BARC	GBP	914	1,126,560	1,105,310	—	(21,250)
Expiring 01/10/23	BARC	GBP	904	1,103,206	1,093,217	—	(9,989)
Expiring 01/10/23	BARC	GBP	467	568,456	564,748	—	(3,708)
Expiring 01/10/23	BNP	GBP	2,278	2,724,256	2,754,810	30,554	—
Expiring 01/10/23	BNP	GBP	904	1,104,231	1,093,216	—	(11,015)
Expiring 01/10/23	BNP	GBP	358	432,084	432,934	850	—
Expiring 01/10/23	BNP	GBP	358	437,584	432,933	—	(4,651)
Expiring 01/10/23	BNP	GBP	156	188,282	188,652	370	—
Expiring 01/10/23	BOA	GBP	3,509	4,247,083	4,243,471	—	(3,612)
Expiring 01/10/23	BOA	GBP	1,374	1,663,007	1,661,593	—	(1,414)
Expiring 01/10/23	GSI	GBP	4,836	5,940,697	5,848,227	—	(92,470)
Expiring 01/10/23	GSI	GBP	1,394	1,712,434	1,685,779	—	(26,655)
Expiring 01/10/23	GSI	GBP	693	833,734	838,053	4,319	—
Expiring 01/10/23	GSI	GBP	555	674,839	671,168	—	(3,671)
Expiring 01/10/23	GSI	GBP	431	529,454	521,213	—	(8,241)
Expiring 01/10/23	JPM	GBP	1,977	2,407,257	2,390,807	—	(16,450)
Expiring 01/10/23	JPM	GBP	891	1,087,777	1,077,496	—	(10,281)
Expiring 01/10/23	JPM	GBP	644	776,728	778,796	2,068	—
Expiring 01/10/23	JPM	GBP	252	303,937	304,746	809	—
Expiring 01/10/23	JPM	GBP	164	199,695	198,327	—	(1,368)
Expiring 01/10/23	MSI	GBP	2,014	2,436,509	2,435,552	—	(957)
Expiring 01/10/23	MSI	GBP	1,975	2,408,611	2,388,389	—	(20,222)
Expiring 01/10/23	SG	GBP	82	98,196	99,163	967	—
Expiring 01/10/23	SSB	GBP	1,868	2,271,966	2,258,992	—	(12,974)
Expiring 01/10/23	SSB	GBP	934	1,136,217	1,129,497	—	(6,720)
Expiring 01/10/23	UAG	GBP	933	1,123,964	1,128,287	4,323	—
Expiring 01/19/23	MSI	GBP	616	741,476	745,310	3,834	—
Canadian Dollar,
Expiring 01/10/23	BARC	CAD	4,800	3,586,224	3,545,242	—	(40,982)
Expiring 01/10/23	BARC	CAD	1,045	771,238	771,829	591	—
Expiring 01/10/23	BARC	CAD	1,013	756,843	748,194	—	(8,649)
Expiring 01/10/23	BARC	CAD	490	359,530	361,910	2,380	—
Expiring 01/10/23	BARC	CAD	418	312,300	308,731	—	(3,569)
Expiring 01/10/23	BARC	CAD	410	302,591	302,823	232	—
Expiring 01/10/23	BNP	CAD	2,300	1,695,009	1,698,762	3,753	—
Expiring 01/10/23	BOA	CAD	1,530	1,128,054	1,130,046	1,992	—
Expiring 01/10/23	CITI	CAD	815	600,045	601,952	1,907	—
Expiring 01/10/23	GSI	CAD	6,340	4,724,429	4,682,673	—	(41,756)
Expiring 01/10/23	GSI	CAD	4,465	3,291,765	3,297,813	6,048	—
Expiring 01/10/23	GSI	CAD	3,105	2,268,559	2,293,328	24,769	—
Expiring 01/10/23	GSI	CAD	2,300	1,695,715	1,698,762	3,047	—
Expiring 01/10/23	GSI	CAD	2,090	1,534,379	1,543,658	9,279	—
Expiring 01/10/23	GSI	CAD	1,535	1,133,829	1,133,739	—	(90)
Expiring 01/10/23	GSI	CAD	1,535	1,133,804	1,133,739	—	(65)
Expiring 01/10/23	GSI	CAD	1,530	1,126,705	1,130,046	3,341	—
Expiring 01/10/23	GSI	CAD	1,515	1,114,922	1,118,967	4,045	—
Expiring 01/10/23	GSI	CAD	1,390	1,031,974	1,026,643	—	(5,331)
Expiring 01/10/23	GSI	CAD	1,055	787,358	779,215	—	(8,143)
Expiring 01/10/23	GSI	CAD	1,045	772,187	771,829	—	(358)
Expiring 01/10/23	GSI	CAD	820	602,005	605,646	3,641	—

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 01/10/23	GSI	CAD	410	$302,963	$302,823	$—	$(140)
Expiring 01/10/23	RBC	CAD	3,035	2,249,871	2,241,627	—	(8,244)
Expiring 01/10/23	RBC	CAD	1,045	767,990	771,829	3,839	—
Expiring 01/10/23	RBC	CAD	410	301,317	302,823	1,506	—
Expiring 01/19/23	BNP	CAD	655	489,000	484,087	—	(4,913)
Expiring 01/19/23	BOA	CAD	664	493,000	490,569	—	(2,431)
Expiring 01/19/23	HSBC	CAD	648	469,342	478,433	9,091	—
Expiring 01/19/23	HSBC	CAD	612	454,255	451,850	—	(2,405)
Expiring 01/19/23	MSI	CAD	484	357,058	357,307	249	—
Expiring 01/19/23	TD	CAD	665	490,000	490,992	992	—
Chilean Peso,
Expiring 01/10/23	BNP	CLP	63,000	71,260	74,192	2,932	—
Expiring 03/15/23	MSI	CLP	655,178	728,000	764,689	36,689	—
Chinese Renminbi,
Expiring 01/10/23	CITI	CNH	2,011	288,698	290,850	2,152	—
Expiring 01/10/23	GSI	CNH	5,051	715,360	730,525	15,165	—
Expiring 01/10/23	GSI	CNH	4,826	697,905	697,984	79	—
Expiring 01/10/23	GSI	CNH	2,233	317,405	322,959	5,554	—
Expiring 01/10/23	GSI	CNH	1,995	282,547	288,537	5,990	—
Expiring 01/10/23	MSI	CNH	3,210	462,936	464,261	1,325	—
Expiring 01/10/23	SSB	CNH	2,051	294,331	296,636	2,305	—
Expiring 02/23/23	BOA	CNH	25,091	3,531,000	3,641,384	110,384	—
Expiring 02/23/23	HSBC	CNH	15,369	2,199,000	2,230,402	31,402	—
Expiring 02/23/23	MSI	CNH	2,672	379,729	387,772	8,043	—
Colombian Peso,
Expiring 01/10/23	BNP	COP	969,400	202,554	199,548	—	(3,006)
Expiring 01/10/23	BNP	COP	383,517	79,759	78,946	—	(813)
Expiring 01/10/23	CITI	COP	922,700	193,054	189,936	—	(3,118)
Expiring 03/15/23	BARC	COP	5,232,785	1,051,000	1,063,872	12,872	—
Expiring 03/15/23	BARC	COP	4,386,778	868,000	891,871	23,871	—
Expiring 03/15/23	BNP	COP	15,042,402	3,088,176	3,058,254	—	(29,922)
Expiring 03/15/23	BNP	COP	8,994,674	1,835,086	1,828,697	—	(6,389)
Expiring 03/15/23	HSBC	COP	13,435,783	2,770,836	2,731,614	—	(39,222)
Czech Koruna,
Expiring 01/10/23	BNP	CZK	1,040	43,982	45,989	2,007	—
Expiring 01/10/23	GSI	CZK	5,111	219,510	226,008	6,498	—
Expiring 01/19/23	CITI	CZK	70,646	3,095,000	3,122,185	27,185	—
Danish Krone,
Expiring 01/10/23	GSI	DKK	1,330	188,146	191,621	3,475	—
Euro,
Expiring 01/10/23	BARC	EUR	4,219	4,448,277	4,519,739	71,462	—
Expiring 01/10/23	BARC	EUR	1,065	1,133,693	1,140,916	7,223	—
Expiring 01/10/23	BNP	EUR	2,999	3,139,855	3,212,776	72,921	—
Expiring 01/10/23	BNP	EUR	1,071	1,139,341	1,147,344	8,003	—
Expiring 01/10/23	BNP	EUR	1,035	1,088,013	1,108,777	20,764	—
Expiring 01/10/23	BNP	EUR	748	778,760	801,320	22,560	—
Expiring 01/10/23	BNP	EUR	293	305,049	313,886	8,837	—
Expiring 01/10/23	BOA	EUR	3,197	3,397,356	3,424,889	27,533	—
Expiring 01/10/23	BOA	EUR	1,027	1,088,534	1,100,207	11,673	—
Expiring 01/10/23	BOA	EUR	130	137,439	139,266	1,827	—
Expiring 01/10/23	CITI	EUR	2,100	2,212,415	2,249,693	37,278	—
Expiring 01/10/23	CITI	EUR	1,056	1,124,374	1,131,274	6,900	—
Expiring 01/10/23	CITI	EUR	467	490,254	500,289	10,035	—
Expiring 01/10/23	CITI	EUR	317	335,530	339,597	4,067	—
Expiring 01/10/23	DB	EUR	5,815	6,058,619	6,229,506	170,887	—

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/10/23	DB	EUR	2,802	$2,919,390	$3,001,733	$82,343	$—
Expiring 01/10/23	DB	EUR	2,307	2,403,652	2,471,448	67,796	—
Expiring 01/10/23	GSI	EUR	29,702	31,245,316	31,819,225	573,909	—
Expiring 01/10/23	GSI	EUR	3,943	4,210,355	4,224,066	13,711	—
Expiring 01/10/23	GSI	EUR	3,694	3,885,940	3,957,316	71,376	—
Expiring 01/10/23	GSI	EUR	897	953,466	960,940	7,474	—
Expiring 01/10/23	JPM	EUR	2,268	2,375,991	2,429,668	53,677	—
Expiring 01/10/23	JPM	EUR	2,135	2,259,972	2,287,187	27,215	—
Expiring 01/10/23	JPM	EUR	2,130	2,275,607	2,281,831	6,224	—
Expiring 01/10/23	JPM	EUR	1,065	1,134,756	1,140,915	6,159	—
Expiring 01/10/23	JPM	EUR	539	569,204	577,422	8,218	—
Expiring 01/10/23	JPM	EUR	335	353,436	358,879	5,443	—
Expiring 01/10/23	JPM	EUR	334	352,249	357,808	5,559	—
Expiring 01/10/23	JPM	EUR	130	137,285	139,267	1,982	—
Expiring 01/10/23	JPM	EUR	87	90,612	93,202	2,590	—
Expiring 01/10/23	JPM	EUR	79	83,611	84,631	1,020	—
Expiring 01/10/23	MSI	EUR	5,337	5,645,201	5,717,433	72,232	—
Expiring 01/10/23	MSI	EUR	750	784,549	803,462	18,913	—
Expiring 01/10/23	MSI	EUR	683	726,826	731,686	4,860	—
Expiring 01/10/23	MSI	EUR	313	330,866	335,312	4,446	—
Expiring 01/10/23	MSI	EUR	294	307,543	314,957	7,414	—
Expiring 01/10/23	SSB	EUR	1,869	1,942,319	2,002,226	59,907	—
Expiring 01/10/23	SSB	EUR	1,292	1,350,489	1,384,097	33,608	—
Expiring 01/10/23	SSB	EUR	1,271	1,321,923	1,361,600	39,677	—
Expiring 01/10/23	SSB	EUR	1,230	1,280,588	1,317,677	37,089	—
Expiring 01/10/23	SSB	EUR	633	661,656	678,122	16,466	—
Expiring 01/10/23	SSB	EUR	615	640,294	658,839	18,545	—
Expiring 01/10/23	SSB	EUR	553	575,156	592,419	17,263	—
Expiring 01/10/23	SSB	EUR	166	172,651	177,833	5,182	—
Expiring 01/10/23	SSB	EUR	52	54,083	55,706	1,623	—
Expiring 01/10/23	UAG	EUR	2,311	2,441,560	2,475,733	34,173	—
Expiring 01/10/23	UAG	EUR	2,259	2,378,639	2,420,027	41,388	—
Expiring 01/10/23	UAG	EUR	1,328	1,398,268	1,422,662	24,394	—
Expiring 01/12/23	JPM	EUR	3,586	3,778,717	3,842,086	63,369	—
Expiring 01/12/23	JPM	EUR	456	480,067	488,909	8,842	—
Expiring 01/19/23	BOA	EUR	1,693	1,761,000	1,815,292	54,292	—
Expiring 01/19/23	GSI	EUR	1,719	1,689,919	1,842,589	152,670	—
Expiring 01/19/23	HSBC	EUR	198	200,000	212,548	12,548	—
Expiring 01/19/23	JPM	EUR	1,338	1,402,000	1,434,806	32,806	—
Expiring 01/19/23	JPM	EUR	121	121,665	129,498	7,833	—
Expiring 01/19/23	MSI	EUR	7,765	8,173,589	8,323,522	149,933	—
Expiring 01/19/23	MSI	EUR	3,415	3,649,142	3,661,053	11,911	—
Expiring 01/19/23	MSI	EUR	1,217	1,219,218	1,304,895	85,677	—
Expiring 01/19/23	MSI	EUR	849	858,151	909,557	51,406	—
Hungarian Forint,
Expiring 01/10/23	BARC	HUF	246,200	647,685	657,692	10,007	—
Expiring 01/10/23	BARC	HUF	60,588	159,673	161,853	2,180	—
Expiring 01/10/23	BARC	HUF	60,588	159,295	161,853	2,558	—
Expiring 01/10/23	BARC	HUF	47,124	124,223	125,886	1,663	—
Expiring 01/10/23	GSI	HUF	31,100	78,494	83,080	4,586	—
Expiring 01/10/23	UAG	HUF	210,700	533,789	562,858	29,069	—
Expiring 01/19/23	BARC	HUF	299,502	690,480	797,963	107,483	—
Expiring 01/19/23	CITI	HUF	631,794	1,584,000	1,683,290	99,290	—
Expiring 01/19/23	GSI	HUF	345,515	803,000	920,556	117,556	—
Expiring 01/19/23	HSBC	HUF	997,648	2,516,962	2,658,036	141,074	—

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint (cont’d.),
Expiring 01/19/23	JPM	HUF	570,789	$1,490,000	$1,520,755	$30,755	$—
Expiring 01/19/23	MSI	HUF	2,109,777	4,803,605	5,621,082	817,477	—
Expiring 01/19/23	MSI	HUF	1,690,306	3,701,131	4,503,486	802,355	—
Expiring 01/19/23	MSI	HUF	363,790	914,505	969,247	54,742	—
Expiring 01/19/23	MSI	HUF	227,040	572,495	604,903	32,408	—
Expiring 01/19/23	MSI	HUF	191,860	436,832	511,172	74,340	—
Expiring 01/19/23	MSI	HUF	153,714	336,575	409,540	72,965	—
Expiring 01/19/23	MSI	HUF	107,535	264,962	286,505	21,543	—
Indian Rupee,
Expiring 01/10/23	BNP	INR	87,673	1,067,158	1,059,224	—	(7,934)
Expiring 01/10/23	BNP	INR	27,250	331,688	329,222	—	(2,466)
Expiring 01/10/23	BNP	INR	20,710	253,948	250,209	—	(3,739)
Expiring 01/10/23	MSI	INR	22,690	276,954	274,130	—	(2,824)
Expiring 01/10/23	MSI	INR	8,890	108,511	107,405	—	(1,106)
Expiring 03/15/23	JPM	INR	112,283	1,346,919	1,350,085	3,166	—
Indonesian Rupiah,
Expiring 01/10/23	BNP	IDR	1,339,000	87,083	86,066	—	(1,017)
Expiring 01/10/23	CITI	IDR	3,415,000	219,236	219,504	268	—
Expiring 01/10/23	SSB	IDR	8,359,681	539,961	537,331	—	(2,630)
Expiring 03/15/23	JPM	IDR	86,699,518	5,521,911	5,595,413	73,502	—
Israeli Shekel,
Expiring 01/10/23	GSI	ILS	1,060	313,070	301,676	—	(11,394)
Expiring 01/10/23	GSI	ILS	640	189,024	182,144	—	(6,880)
Expiring 03/15/23	CITI	ILS	2,430	711,254	694,368	—	(16,886)
Japanese Yen,
Expiring 01/10/23	BNP	JPY	233,000	1,752,789	1,778,019	25,230	—
Expiring 01/10/23	BNP	JPY	156,700	1,151,498	1,195,775	44,277	—
Expiring 01/10/23	BNP	JPY	154,000	1,139,936	1,175,171	35,235	—
Expiring 01/10/23	BNP	JPY	149,700	1,101,987	1,142,358	40,371	—
Expiring 01/10/23	BNP	JPY	149,400	1,126,484	1,140,068	13,584	—
Expiring 01/10/23	BNP	JPY	148,400	1,127,018	1,132,438	5,420	—
Expiring 01/10/23	BOA	JPY	164,400	1,186,010	1,254,533	68,523	—
Expiring 01/10/23	BOA	JPY	149,200	1,129,490	1,138,543	9,053	—
Expiring 01/10/23	BOA	JPY	105,200	797,272	802,780	5,508	—
Expiring 01/10/23	BOA	JPY	64,400	464,593	491,435	26,842	—
Expiring 01/10/23	CBA	JPY	392,200	2,870,304	2,992,872	122,568	—
Expiring 01/10/23	CITI	JPY	155,100	1,133,384	1,183,565	50,181	—
Expiring 01/10/23	GSI	JPY	2,113,959	15,629,006	16,131,585	502,579	—
Expiring 01/10/23	GSI	JPY	377,200	2,797,894	2,878,407	80,513	—
Expiring 01/10/23	GSI	JPY	375,300	2,760,878	2,863,908	103,030	—
Expiring 01/10/23	GSI	JPY	91,700	695,480	699,762	4,282	—
Expiring 01/10/23	JPM	JPY	233,000	1,704,105	1,778,019	73,914	—
Expiring 01/10/23	JPM	JPY	214,800	1,578,352	1,639,135	60,783	—
Expiring 01/10/23	JPM	JPY	150,000	1,129,865	1,144,647	14,782	—
Expiring 01/10/23	JPM	JPY	149,900	1,119,422	1,143,884	24,462	—
Expiring 01/10/23	JPM	JPY	149,800	1,130,942	1,143,121	12,179	—
Expiring 01/10/23	JPM	JPY	148,500	1,102,060	1,133,201	31,141	—
Expiring 01/10/23	MSI	JPY	1,078,271	7,837,810	8,228,268	390,458	—
Expiring 01/10/23	MSI	JPY	430,925	3,132,337	3,288,381	156,044	—
Expiring 01/10/23	MSI	JPY	305,800	2,243,926	2,333,555	89,629	—
Expiring 01/10/23	MSI	JPY	305,800	2,246,763	2,333,554	86,791	—
Expiring 01/10/23	MSI	JPY	301,300	2,214,741	2,299,215	84,474	—
Expiring 01/10/23	MSI	JPY	153,200	1,121,239	1,169,067	47,828	—
Expiring 01/10/23	MSI	JPY	149,700	1,104,667	1,142,359	37,692	—
Expiring 01/10/23	MSI	JPY	107,900	778,563	823,383	44,820	—

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/10/23	MSI	JPY	42,200	$304,498	$322,027	$17,529	$—
Expiring 01/10/23	SSB	JPY	294,555	2,135,119	2,247,744	112,625	—
Expiring 01/10/23	SSB	JPY	153,200	1,122,058	1,169,066	47,008	—
Expiring 01/10/23	SSB	JPY	109,600	790,897	836,356	45,459	—
Expiring 01/10/23	SSB	JPY	42,900	309,576	327,370	17,794	—
Expiring 01/10/23	UAG	JPY	108,600	802,030	828,725	26,695	—
Expiring 01/19/23	HSBC	JPY	361,345	2,487,112	2,760,756	273,644	—
Expiring 01/19/23	HSBC	JPY	265,549	1,906,000	2,028,849	122,849	—
Expiring 01/19/23	JPM	JPY	131,912	969,000	1,007,835	38,835	—
Expiring 01/19/23	MSI	JPY	150,009	1,139,038	1,146,100	7,062	—
Expiring 01/19/23	TD	JPY	264,032	1,911,000	2,017,264	106,264	—
Malaysian Ringgit,
Expiring 01/10/23	DB	MYR	1,969	437,283	450,057	12,774	—
Mexican Peso,
Expiring 01/10/23	BOA	MXN	8,990	463,607	460,401	—	(3,206)
Expiring 01/10/23	GSI	MXN	19,000	975,297	973,039	—	(2,258)
Expiring 01/10/23	GSI	MXN	10,375	538,588	531,330	—	(7,258)
Expiring 01/10/23	UAG	MXN	84,726	4,339,226	4,339,033	—	(193)
Expiring 01/10/23	UAG	MXN	33,450	1,713,136	1,713,060	—	(76)
Expiring 03/15/23	BOA	MXN	14,088	699,000	713,063	14,063	—
Expiring 03/15/23	CITI	MXN	7,505	384,610	379,877	—	(4,733)
Expiring 03/15/23	JPM	MXN	14,378	714,000	727,711	13,711	—
Expiring 03/15/23	JPM	MXN	13,979	699,000	707,516	8,516	—
New Taiwanese Dollar,
Expiring 01/10/23	BNP	TWD	3,160	104,345	103,011	—	(1,334)
Expiring 01/10/23	GSI	TWD	34,545	1,123,524	1,126,112	2,588	—
Expiring 03/15/23	MSI	TWD	69,327	2,300,000	2,273,991	—	(26,009)
New Zealand Dollar,
Expiring 01/10/23	BOA	NZD	5,200	3,288,230	3,302,000	13,770	—
Expiring 01/10/23	BOA	NZD	1,760	1,117,936	1,117,600	—	(336)
Expiring 01/10/23	GSI	NZD	4,874	3,109,978	3,094,990	—	(14,988)
Expiring 01/10/23	GSI	NZD	1,785	1,133,225	1,133,475	250	—
Expiring 01/10/23	GSI	NZD	1,785	1,130,583	1,133,475	2,892	—
Expiring 01/10/23	GSI	NZD	1,565	998,587	993,775	—	(4,812)
Expiring 01/10/23	GSI	NZD	1,310	833,042	831,850	—	(1,192)
Expiring 01/10/23	GSI	NZD	700	442,734	444,500	1,766	—
Expiring 01/10/23	HSBC	NZD	5,300	3,406,066	3,365,500	—	(40,566)
Expiring 01/10/23	HSBC	NZD	3,530	2,253,241	2,241,550	—	(11,691)
Expiring 01/10/23	HSBC	NZD	1,785	1,122,246	1,133,475	11,229	—
Expiring 01/10/23	HSBC	NZD	1,760	1,125,230	1,117,600	—	(7,630)
Expiring 01/10/23	HSBC	NZD	570	360,884	361,950	1,066	—
Expiring 01/10/23	JPM	NZD	8,785	5,610,479	5,578,475	—	(32,004)
Expiring 01/10/23	JPM	NZD	1,350	860,612	857,250	—	(3,362)
Expiring 01/10/23	MSI	NZD	2,510	1,558,158	1,593,850	35,692	—
Expiring 01/10/23	MSI	NZD	1,795	1,123,641	1,139,825	16,184	—
Expiring 01/10/23	MSI	NZD	1,795	1,123,029	1,139,824	16,795	—
Expiring 01/10/23	MSI	NZD	1,785	1,123,813	1,133,475	9,662	—
Expiring 01/10/23	MSI	NZD	980	608,364	622,300	13,936	—
Expiring 01/19/23	BARC	NZD	859	479,902	545,434	65,532	—
Norwegian Krone,
Expiring 01/10/23	GSI	NOK	537	55,162	54,840	—	(322)
Expiring 01/10/23	JPM	NOK	10,880	1,095,047	1,111,086	16,039	—
Expiring 01/10/23	JPM	NOK	10,650	1,087,225	1,087,598	373	—
Expiring 01/10/23	JPM	NOK	5,550	561,932	566,776	4,844	—
Expiring 01/10/23	MSI	NOK	27,870	2,825,369	2,846,138	20,769	—

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 01/10/23	MSI	NOK	8,967	$894,170	$915,728	$21,558	$—
Expiring 01/10/23	MSI	NOK	2,870	286,190	293,090	6,900	—
Expiring 01/19/23	GSI	NOK	4,539	423,966	463,751	39,785	—
Peruvian Nuevo Sol,
Expiring 01/10/23	BNP	PEN	200	51,920	52,611	691	—
Expiring 01/10/23	GSI	PEN	1,255	328,654	330,132	1,478	—
Philippine Peso,
Expiring 01/10/23	CITI	PHP	16,830	306,557	302,694	—	(3,863)
Expiring 01/10/23	CITI	PHP	4,930	87,039	88,668	1,629	—
Expiring 01/10/23	CITI	PHP	3,240	57,244	58,273	1,029	—
Expiring 01/10/23	CITI	PHP	825	14,565	14,838	273	—
Expiring 03/15/23	CITI	PHP	172,684	3,082,000	3,093,844	11,844	—
Expiring 03/15/23	JPM	PHP	199,849	3,597,000	3,580,534	—	(16,466)
Polish Zloty,
Expiring 01/10/23	BARC	PLN	180	39,448	41,050	1,602	—
Expiring 01/10/23	DB	PLN	12,449	2,706,599	2,839,031	132,432	—
Expiring 01/10/23	DB	PLN	5,285	1,149,038	1,205,260	56,222	—
Expiring 01/10/23	GSI	PLN	2,660	590,304	606,621	16,317	—
Expiring 01/10/23	GSI	PLN	1,240	275,317	282,786	7,469	—
Expiring 01/10/23	MSI	PLN	1,580	349,187	360,324	11,137	—
Expiring 01/10/23	MSI	PLN	990	217,726	225,772	8,046	—
Expiring 01/10/23	MSI	PLN	390	85,771	88,941	3,170	—
Expiring 01/19/23	HSBC	PLN	10,279	2,279,025	2,342,306	63,281	—
Expiring 01/19/23	HSBC	PLN	8,995	1,766,454	2,049,752	283,298	—
Expiring 01/19/23	HSBC	PLN	6,132	1,204,204	1,397,330	193,126	—
Expiring 01/19/23	JPM	PLN	8,509	1,694,000	1,938,809	244,809	—
Expiring 01/19/23	JPM	PLN	5,388	1,061,000	1,227,654	166,654	—
Expiring 01/19/23	MSI	PLN	5,450	1,073,000	1,241,962	168,962	—
Singapore Dollar,
Expiring 01/10/23	GSI	SGD	459	338,661	342,784	4,123	—
Expiring 01/10/23	JPM	SGD	660	476,527	492,892	16,365	—
Expiring 01/10/23	JPM	SGD	250	180,503	186,702	6,199	—
Expiring 03/15/23	BNP	SGD	661	480,000	493,956	13,956	—
Expiring 03/15/23	HSBC	SGD	1,555	1,148,677	1,162,307	13,630	—
Expiring 03/15/23	MSI	SGD	2,759	2,041,809	2,062,511	20,702	—
South African Rand,
Expiring 01/10/23	CITI	ZAR	8,760	497,838	515,067	17,229	—
Expiring 01/10/23	DB	ZAR	970	56,830	57,033	203	—
Expiring 01/10/23	GSI	ZAR	7,940	447,892	466,853	18,961	—
Expiring 01/10/23	GSI	ZAR	3,980	231,702	234,014	2,312	—
Expiring 01/10/23	GSI	ZAR	3,970	224,262	233,426	9,164	—
Expiring 01/10/23	GSI	ZAR	1,560	90,818	91,724	906	—
Expiring 01/10/23	HSBC	ZAR	16,140	936,396	948,993	12,597	—
Expiring 01/10/23	JPM	ZAR	45,320	2,631,671	2,664,707	33,036	—
Expiring 01/10/23	JPM	ZAR	19,050	1,106,208	1,120,094	13,886	—
Expiring 01/10/23	JPM	ZAR	1,341	77,033	78,848	1,815	—
Expiring 01/10/23	JPM	ZAR	1,341	77,049	78,848	1,799	—
Expiring 01/10/23	JPM	ZAR	1,341	76,957	78,847	1,890	—
Expiring 03/15/23	HSBC	ZAR	81,586	4,616,499	4,770,884	154,385	—
Expiring 03/15/23	HSBC	ZAR	18,519	1,062,000	1,082,944	20,944	—
Expiring 03/15/23	JPM	ZAR	163,899	9,393,046	9,584,329	191,283	—
Expiring 03/15/23	JPM	ZAR	11,486	658,264	671,669	13,405	—
South Korean Won,
Expiring 01/10/23	BARC	KRW	1,454,110	1,105,703	1,154,950	49,247	—
Expiring 01/10/23	BARC	KRW	1,167,410	928,284	927,233	—	(1,051)

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 01/10/23	BARC	KRW	1,099,804	$815,425	$873,537	$58,112	$—
Expiring 01/10/23	BARC	KRW	1,026,630	788,200	815,418	27,218	—
Expiring 01/10/23	BARC	KRW	427,569	317,011	339,603	22,592	—
Expiring 01/10/23	BNP	KRW	346,750	265,994	275,412	9,418	—
Expiring 01/10/23	CITI	KRW	1,026,630	788,018	815,417	27,399	—
Expiring 01/10/23	GSI	KRW	2,268,231	1,725,652	1,801,579	75,927	—
Expiring 03/15/23	BOA	KRW	952,060	724,000	757,394	33,394	—
Expiring 03/15/23	HSBC	KRW	1,489,403	1,145,562	1,184,868	39,306	—
Expiring 03/15/23	HSBC	KRW	916,963	698,000	729,473	31,473	—
Expiring 03/15/23	JPM	KRW	2,168,968	1,668,463	1,725,484	57,021	—
Expiring 03/15/23	JPM	KRW	773,972	595,372	615,719	20,347	—
Expiring 03/15/23	JPM	KRW	646,555	490,000	514,355	24,355	—
Swedish Krona,
Expiring 01/10/23	BOA	SEK	34,480	3,331,079	3,306,499	—	(24,580)
Expiring 01/10/23	BOA	SEK	8,300	798,784	795,938	—	(2,846)
Expiring 01/10/23	CITI	SEK	29,510	2,845,974	2,829,895	—	(16,079)
Expiring 01/10/23	GSI	SEK	12,290	1,184,516	1,178,564	—	(5,952)
Expiring 01/10/23	GSI	SEK	3,020	292,444	289,606	—	(2,838)
Expiring 01/10/23	GSI	SEK	40	3,873	3,835	—	(38)
Expiring 01/10/23	JPM	SEK	11,550	1,136,436	1,107,601	—	(28,835)
Expiring 01/10/23	JPM	SEK	8,300	806,193	795,938	—	(10,255)
Expiring 01/10/23	JPM	SEK	8,300	796,164	795,938	—	(226)
Expiring 01/10/23	JPM	SEK	8,190	773,588	785,389	11,801	—
Expiring 01/10/23	JPM	SEK	2,050	193,222	196,587	3,365	—
Expiring 01/19/23	CITI	SEK	5,157	457,809	494,821	37,012	—
Swiss Franc,
Expiring 01/10/23	BARC	CHF	370	399,857	400,637	780	—
Expiring 01/10/23	BNP	CHF	2,100	2,258,915	2,273,888	14,973	—
Expiring 01/10/23	CITI	CHF	2,115	2,281,172	2,290,130	8,958	—
Expiring 01/10/23	CITI	CHF	2,095	2,274,696	2,268,473	—	(6,223)
Expiring 01/10/23	GSI	CHF	710	759,650	768,791	9,141	—
Expiring 01/10/23	GSI	CHF	675	722,203	730,893	8,690	—
Expiring 01/10/23	JPM	CHF	1,050	1,133,533	1,136,943	3,410	—
Expiring 01/10/23	JPM	CHF	185	195,051	200,318	5,267	—
Expiring 01/10/23	JPM	CHF	185	197,185	200,319	3,134	—
Expiring 01/10/23	JPM	CHF	130	141,029	140,764	—	(265)
Expiring 01/10/23	JPM	CHF	130	138,941	140,765	1,824	—
Expiring 01/10/23	JPM	CHF	70	73,803	75,796	1,993	—
Expiring 01/10/23	JPM	CHF	70	74,610	75,796	1,186	—
Expiring 01/10/23	MSI	CHF	1,035	1,106,441	1,120,702	14,261	—
Expiring 01/10/23	SSB	CHF	2,075	2,217,849	2,246,817	28,968	—
Expiring 01/10/23	SSB	CHF	1,060	1,139,191	1,147,772	8,581	—
Expiring 01/10/23	UAG	CHF	1,060	1,144,015	1,147,771	3,756	—
Expiring 01/10/23	UAG	CHF	735	778,243	795,861	17,618	—
Expiring 01/10/23	UAG	CHF	290	307,062	314,013	6,951	—
Thai Baht,
Expiring 01/10/23	BARC	THB	18,970	544,075	548,305	4,230	—
Expiring 01/10/23	BARC	THB	4,690	130,985	135,558	4,573	—
Expiring 01/10/23	GSI	THB	15,203	438,960	439,425	465	—
Expiring 01/10/23	GSI	THB	8,180	236,241	236,433	192	—
Expiring 01/10/23	SSB	THB	1,850	51,475	53,472	1,997	—
Expiring 03/15/23	CITI	THB	85,848	2,478,000	2,497,028	19,028	—
Expiring 03/15/23	HSBC	THB	86,107	2,489,000	2,504,565	15,565	—
Expiring 03/15/23	HSBC	THB	76,017	2,188,000	2,211,070	23,070	—

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira,
Expiring 01/10/23	GSI	TRY	400	$21,076	$21,209	$133	$—

				$540,358,540	$551,621,682	12,154,265	(891,123)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/10/23	BARC	AUD	8,512	$5,720,319	$5,798,060	$—	$(77,741)
Expiring 01/10/23	BARC	AUD	2,954	1,985,177	2,012,156	—	(26,979)
Expiring 01/10/23	BNP	AUD	1,155	777,166	786,743	—	(9,577)
Expiring 01/10/23	BNP	AUD	610	412,607	415,509	—	(2,902)
Expiring 01/10/23	BOA	AUD	6,655	4,507,398	4,533,140	—	(25,742)
Expiring 01/10/23	BOA	AUD	1,165	780,573	793,555	—	(12,982)
Expiring 01/10/23	BOA	AUD	460	308,209	313,335	—	(5,126)
Expiring 01/10/23	CITI	AUD	594	407,714	404,611	3,103	—
Expiring 01/10/23	CITI	AUD	363	244,788	247,263	—	(2,475)
Expiring 01/10/23	CITI	AUD	211	142,287	143,725	—	(1,438)
Expiring 01/10/23	GSI	AUD	3,305	2,209,508	2,251,244	—	(41,736)
Expiring 01/10/23	GSI	AUD	1,802	1,229,245	1,227,456	1,789	—
Expiring 01/10/23	GSI	AUD	1,665	1,146,394	1,134,136	12,258	—
Expiring 01/10/23	GSI	AUD	1,235	827,938	841,237	—	(13,299)
Expiring 01/10/23	HSBC	AUD	5,050	3,383,354	3,439,874	—	(56,520)
Expiring 01/10/23	HSBC	AUD	3,305	2,211,739	2,251,244	—	(39,505)
Expiring 01/10/23	HSBC	AUD	2,325	1,561,458	1,583,704	—	(22,246)
Expiring 01/10/23	HSBC	AUD	2,325	1,560,266	1,583,704	—	(23,438)
Expiring 01/10/23	HSBC	AUD	1,645	1,105,236	1,120,513	—	(15,277)
Expiring 01/10/23	HSBC	AUD	910	610,685	619,859	—	(9,174)
Expiring 01/10/23	HSBC	AUD	910	611,151	619,858	—	(8,707)
Expiring 01/10/23	MSI	AUD	1,685	1,126,153	1,147,760	—	(21,607)
Expiring 01/10/23	MSI	AUD	1,150	776,099	783,337	—	(7,238)
Expiring 01/10/23	MSI	AUD	450	303,691	306,523	—	(2,832)
Expiring 01/10/23	RBC	AUD	1,235	831,810	841,237	—	(9,427)
Expiring 01/10/23	TD	AUD	1,165	781,343	793,555	—	(12,212)
Expiring 01/10/23	TD	AUD	455	305,160	309,929	—	(4,769)
Expiring 01/10/23	TD	AUD	198	134,957	134,870	87	—
Expiring 01/10/23	UAG	AUD	3,455	2,343,699	2,353,418	—	(9,719)
Expiring 01/19/23	HSBC	AUD	286	179,676	194,948	—	(15,272)
Expiring 01/19/23	JPM	AUD	715	477,493	487,220	—	(9,727)
Expiring 01/19/23	JPM	AUD	695	472,000	473,577	—	(1,577)
Expiring 01/19/23	MSI	AUD	709	476,000	483,024	—	(7,024)
Brazilian Real,
Expiring 01/04/23	BNP	BRL	885	169,703	167,437	2,266	—
Expiring 01/04/23	CITI	BRL	3,173	608,122	600,314	7,808	—
Expiring 01/04/23	CITI	BRL	2,475	463,744	468,256	—	(4,512)
Expiring 01/04/23	CITI	BRL	1,110	204,722	210,006	—	(5,284)
Expiring 01/04/23	MSI	BRL	3,173	614,684	600,313	14,371	—
Expiring 02/02/23	TD	BRL	7,969	1,505,000	1,499,240	5,760	—
British Pound,
Expiring 01/10/23	BARC	GBP	1,134	1,370,246	1,371,359	—	(1,113)
Expiring 01/10/23	BARC	GBP	933	1,135,496	1,128,287	7,209	—
Expiring 01/10/23	BARC	GBP	914	1,128,024	1,105,310	22,714	—
Expiring 01/10/23	BARC	GBP	444	536,498	536,934	—	(436)
Expiring 01/10/23	BNP	GBP	13,721	16,408,916	16,592,952	—	(184,036)

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/10/23	BNP	GBP	6,949	$8,310,295	$8,403,500	$—	$(93,205)
Expiring 01/10/23	BNP	GBP	4,022	4,809,902	4,863,848	—	(53,946)
Expiring 01/10/23	BNP	GBP	2,822	3,374,824	3,412,675	—	(37,851)
Expiring 01/10/23	BNP	GBP	933	1,137,315	1,128,287	9,028	—
Expiring 01/10/23	BNP	GBP	431	515,432	521,213	—	(5,781)
Expiring 01/10/23	BNP	GBP	394	484,632	476,468	8,164	—
Expiring 01/10/23	CBA	GBP	499	605,826	603,446	2,380	—
Expiring 01/10/23	CBA	GBP	181	219,748	218,886	862	—
Expiring 01/10/23	GSI	GBP	1,814	2,218,936	2,193,690	25,246	—
Expiring 01/10/23	GSI	GBP	1,809	2,209,874	2,187,643	22,231	—
Expiring 01/10/23	GSI	GBP	933	1,136,161	1,128,287	7,874	—
Expiring 01/10/23	GSI	GBP	647	774,228	782,424	—	(8,196)
Expiring 01/10/23	GSI	GBP	647	775,747	782,424	—	(6,677)
Expiring 01/10/23	GSI	GBP	292	348,269	353,119	—	(4,850)
Expiring 01/10/23	GSI	GBP	253	302,751	305,956	—	(3,205)
Expiring 01/10/23	GSI	GBP	189	225,420	228,559	—	(3,139)
Expiring 01/10/23	JPM	GBP	647	773,513	782,424	—	(8,911)
Expiring 01/10/23	JPM	GBP	513	626,367	620,376	5,991	—
Expiring 01/10/23	JPM	GBP	162	194,434	195,908	—	(1,474)
Expiring 01/10/23	JPM	GBP	162	193,385	195,908	—	(2,523)
Expiring 01/10/23	JPM	GBP	63	75,613	76,186	—	(573)
Expiring 01/10/23	MSI	GBP	38	45,744	45,954	—	(210)
Expiring 01/10/23	SSB	GBP	6,008	7,341,524	7,265,539	75,985	—
Expiring 01/10/23	UAG	GBP	5,145	6,293,632	6,221,904	71,728	—
Expiring 01/10/23	UAG	GBP	412	512,149	498,236	13,913	—
Expiring 01/12/23	JPM	GBP	4,087	5,000,000	4,943,028	56,972	—
Expiring 01/12/23	MSI	GBP	3,249	3,888,220	3,929,219	—	(40,999)
Expiring 01/19/23	CITI	GBP	549	654,792	663,976	—	(9,184)
Expiring 01/19/23	JPM	GBP	366	422,690	442,891	—	(20,201)
Expiring 01/19/23	TD	GBP	13,990	15,579,618	16,922,492	—	(1,342,874)
Canadian Dollar,
Expiring 01/10/23	BARC	CAD	15,170	11,333,963	11,204,441	129,522	—
Expiring 01/10/23	BARC	CAD	6,340	4,736,805	4,682,674	54,131	—
Expiring 01/10/23	BNP	CAD	1,550	1,132,328	1,144,818	—	(12,490)
Expiring 01/10/23	BNP	CAD	525	388,171	387,761	410	—
Expiring 01/10/23	BOA	CAD	1,005	736,507	742,285	—	(5,778)
Expiring 01/10/23	GSI	CAD	7,690	5,642,194	5,679,773	—	(37,579)
Expiring 01/10/23	GSI	CAD	4,640	3,401,024	3,427,067	—	(26,043)
Expiring 01/10/23	GSI	CAD	2,468	1,839,100	1,822,846	16,254	—
Expiring 01/10/23	GSI	CAD	2,110	1,563,554	1,558,430	5,124	—
Expiring 01/10/23	GSI	CAD	1,055	780,118	779,215	903	—
Expiring 01/10/23	SSB	CAD	4,465	3,296,487	3,297,813	—	(1,326)
Expiring 01/10/23	UAG	CAD	6,485	4,814,442	4,789,770	24,672	—
Expiring 01/19/23	JPM	CAD	2,446	1,816,000	1,806,580	9,420	—
Chilean Peso,
Expiring 01/10/23	BNP	CLP	146,000	164,168	171,939	—	(7,771)
Expiring 01/10/23	BOA	CLP	392,800	426,609	462,585	—	(35,976)
Expiring 01/10/23	BOA	CLP	5,900	6,408	6,948	—	(540)
Expiring 01/10/23	DB	CLP	262,000	294,647	308,547	—	(13,900)
Expiring 01/10/23	MSI	CLP	120,274	134,115	141,642	—	(7,527)
Expiring 01/10/23	MSI	CLP	57,100	61,510	67,244	—	(5,734)
Expiring 03/15/23	BARC	CLP	2,021,870	2,326,154	2,359,820	—	(33,666)
Expiring 03/15/23	MSI	CLP	1,361,437	1,547,000	1,588,998	—	(41,998)
Expiring 03/15/23	MSI	CLP	629,912	714,000	735,200	—	(21,200)

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi,
Expiring 01/10/23	GSI	CNH	693	$98,505	$100,229	$—	$(1,724)
Expiring 01/10/23	HSBC	CNH	6,948	966,692	1,004,889	—	(38,197)
Expiring 01/10/23	HSBC	CNH	4,443	618,165	642,591	—	(24,426)
Expiring 01/10/23	HSBC	CNH	2,233	310,683	322,959	—	(12,276)
Expiring 01/10/23	HSBC	CNH	1,302	181,150	188,308	—	(7,158)
Expiring 02/23/23	CITI	CNH	118,724	17,012,776	17,229,700	—	(216,924)
Expiring 02/23/23	CITI	CNH	49,945	7,156,946	7,248,202	—	(91,256)
Expiring 02/23/23	HSBC	CNH	28,895	4,128,193	4,193,385	—	(65,192)
Expiring 02/23/23	MSI	CNH	38,331	5,476,000	5,562,812	—	(86,812)
Colombian Peso,
Expiring 01/10/23	BNP	COP	1,184,437	241,311	243,813	—	(2,502)
Expiring 01/10/23	BNP	COP	774,088	157,708	159,344	—	(1,636)
Expiring 01/10/23	BNP	COP	383,517	78,136	78,946	—	(810)
Expiring 03/15/23	MSI	COP	8,066,191	1,635,000	1,639,928	—	(4,928)
Czech Koruna,
Expiring 01/10/23	BNP	CZK	16,650	704,136	736,260	—	(32,124)
Expiring 01/10/23	BNP	CZK	5,111	216,146	226,007	—	(9,861)
Expiring 01/10/23	BNP	CZK	728	30,787	32,192	—	(1,405)
Expiring 01/10/23	CITI	CZK	15,670	671,475	692,925	—	(21,450)
Expiring 01/10/23	CITI	CZK	10,350	445,451	457,675	—	(12,224)
Expiring 01/10/23	GSI	CZK	1,040	44,667	45,989	—	(1,322)
Expiring 01/19/23	BARC	CZK	51,911	2,039,000	2,294,176	—	(255,176)
Expiring 01/19/23	BOA	CZK	111,472	4,379,246	4,926,427	—	(547,181)
Expiring 01/19/23	GSI	CZK	143,619	5,645,905	6,347,186	—	(701,281)
Expiring 01/19/23	HSBC	CZK	134,357	5,276,262	5,937,839	—	(661,577)
Expiring 01/19/23	HSBC	CZK	53,125	2,276,854	2,347,849	—	(70,995)
Danish Krone,
Expiring 01/10/23	UAG	DKK	3,968	561,078	571,694	—	(10,616)
Expiring 01/10/23	UAG	DKK	1,330	188,063	191,621	—	(3,558)
Euro,
Expiring 01/10/23	ANZ	EUR	616	658,211	659,909	—	(1,698)
Expiring 01/10/23	BARC	EUR	1,055	1,111,063	1,130,203	—	(19,140)
Expiring 01/10/23	BARC	EUR	832	884,443	891,307	—	(6,864)
Expiring 01/10/23	BNP	EUR	2,146	2,216,994	2,298,972	—	(81,978)
Expiring 01/10/23	BNP	EUR	747	771,712	800,248	—	(28,536)
Expiring 01/10/23	BOA	EUR	2,246	2,328,518	2,406,100	—	(77,582)
Expiring 01/10/23	BOA	EUR	2,246	2,326,946	2,406,100	—	(79,154)
Expiring 01/10/23	BOA	EUR	1,065	1,129,337	1,140,916	—	(11,579)
Expiring 01/10/23	BOA	EUR	879	910,679	941,657	—	(30,978)
Expiring 01/10/23	BOA	EUR	879	911,294	941,657	—	(30,363)
Expiring 01/10/23	BOA	EUR	72	75,295	77,132	—	(1,837)
Expiring 01/10/23	CITI	EUR	5,337	5,630,850	5,717,433	—	(86,583)
Expiring 01/10/23	DB	EUR	88,767	92,485,893	95,094,511	—	(2,608,618)
Expiring 01/10/23	DB	EUR	28,955	30,168,070	31,018,978	—	(850,908)
Expiring 01/10/23	DB	EUR	5,360	5,584,557	5,742,073	—	(157,516)
Expiring 01/10/23	DB	EUR	2,143	2,264,210	2,295,758	—	(31,548)
Expiring 01/10/23	GSI	EUR	1,070	1,134,896	1,146,273	—	(11,377)
Expiring 01/10/23	GSI	EUR	403	423,940	431,727	—	(7,787)
Expiring 01/10/23	JPM	EUR	4,219	4,446,341	4,519,740	—	(73,399)
Expiring 01/10/23	JPM	EUR	2,130	2,268,452	2,281,831	—	(13,379)
Expiring 01/10/23	JPM	EUR	2,130	2,264,616	2,281,831	—	(17,215)
Expiring 01/10/23	JPM	EUR	2,129	2,257,421	2,280,760	—	(23,339)
Expiring 01/10/23	JPM	EUR	2,129	2,258,273	2,280,760	—	(22,487)
Expiring 01/10/23	JPM	EUR	2,109	2,223,698	2,259,334	—	(35,636)
Expiring 01/10/23	JPM	EUR	1,046	1,101,862	1,120,562	—	(18,700)

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/10/23	JPM	EUR	750	$781,094	$803,462	$—	$(22,368)
Expiring 01/10/23	JPM	EUR	748	782,385	801,320	—	(18,935)
Expiring 01/10/23	JPM	EUR	499	534,826	534,570	256	—
Expiring 01/10/23	JPM	EUR	293	306,469	313,885	—	(7,416)
Expiring 01/10/23	JPM	EUR	187	196,054	200,330	—	(4,276)
Expiring 01/10/23	JPM	EUR	73	77,140	78,203	—	(1,063)
Expiring 01/10/23	JPM	EUR	73	77,140	78,203	—	(1,063)
Expiring 01/10/23	JPM	EUR	73	77,177	78,204	—	(1,027)
Expiring 01/10/23	JPM	EUR	73	76,534	78,203	—	(1,669)
Expiring 01/10/23	MSI	EUR	2,130	2,267,217	2,281,831	—	(14,614)
Expiring 01/10/23	MSI	EUR	1,072	1,133,615	1,148,414	—	(14,799)
Expiring 01/10/23	MSI	EUR	808	838,420	865,596	—	(27,176)
Expiring 01/10/23	MSI	EUR	514	543,056	550,640	—	(7,584)
Expiring 01/10/23	MSI	EUR	187	194,040	200,330	—	(6,290)
Expiring 01/10/23	RBC	EUR	964	1,027,153	1,032,716	—	(5,563)
Expiring 01/10/23	SSB	EUR	1,070	1,137,129	1,146,272	—	(9,143)
Expiring 01/10/23	SSB	EUR	754	786,846	807,747	—	(20,901)
Expiring 01/10/23	SSB	EUR	295	307,851	316,028	—	(8,177)
Expiring 01/10/23	SSB	EUR	284	295,140	304,243	—	(9,103)
Expiring 01/10/23	UAG	EUR	32,887	34,548,681	35,231,259	—	(682,578)
Expiring 01/10/23	UAG	EUR	6,766	7,226,562	7,248,296	—	(21,734)
Expiring 01/10/23	UAG	EUR	1,148	1,208,744	1,229,832	—	(21,088)
Expiring 01/10/23	UAG	EUR	1,071	1,138,198	1,147,344	—	(9,146)
Expiring 01/10/23	UAG	EUR	1,065	1,132,958	1,140,916	—	(7,958)
Expiring 01/10/23	UAG	EUR	945	997,196	1,012,362	—	(15,166)
Expiring 01/12/23	BNP	EUR	32,538	34,180,071	34,862,642	—	(682,571)
Expiring 01/12/23	HSBC	EUR	684	727,756	733,068	—	(5,312)
Expiring 01/12/23	HSBC	EUR	448	478,124	480,168	—	(2,044)
Expiring 01/12/23	JPM	EUR	51,490	54,100,000	55,168,027	—	(1,068,027)
Expiring 01/12/23	JPM	EUR	682	711,309	730,244	—	(18,935)
Expiring 01/12/23	MSI	EUR	1,219	1,300,313	1,306,515	—	(6,202)
Expiring 01/19/23	BNP	EUR	54,377	53,405,519	58,289,843	—	(4,884,324)
Expiring 01/19/23	CITI	EUR	2,151	2,223,977	2,306,207	—	(82,230)
Expiring 01/19/23	CITI	EUR	1,366	1,451,856	1,464,295	—	(12,439)
Expiring 01/19/23	DB	EUR	36,251	35,291,000	38,859,895	—	(3,568,895)
Expiring 01/19/23	HSBC	EUR	14,073	14,792,555	15,085,214	—	(292,659)
Expiring 01/19/23	JPM	EUR	537	534,004	575,388	—	(41,384)
Hungarian Forint,
Expiring 01/10/23	DB	HUF	56,500	143,043	150,932	—	(7,889)
Expiring 01/10/23	DB	HUF	31,100	78,737	83,080	—	(4,343)
Expiring 01/10/23	DB	HUF	17,664	44,721	47,187	—	(2,466)
Expiring 01/10/23	GSI	HUF	94,500	238,978	252,445	—	(13,467)
Expiring 01/19/23	GSI	HUF	364,438	851,590	970,973	—	(119,383)
Indian Rupee,
Expiring 01/10/23	BNP	INR	36,140	444,238	436,626	7,612	—
Expiring 01/10/23	BOA	INR	24,350	295,053	294,185	868	—
Expiring 01/10/23	CITI	INR	39,940	483,575	482,536	1,039	—
Expiring 03/15/23	JPM	INR	224,905	2,719,000	2,704,239	14,761	—
Indonesian Rupiah,
Expiring 01/10/23	BNP	IDR	65,560	4,264	4,214	50	—
Expiring 01/10/23	SSB	IDR	26,593,609	1,689,449	1,709,344	—	(19,895)
Expiring 01/10/23	SSB	IDR	8,294,121	526,912	533,117	—	(6,205)
Expiring 01/10/23	SSB	IDR	1,759,000	111,746	113,062	—	(1,316)
Expiring 01/10/23	SSB	IDR	1,339,000	85,064	86,066	—	(1,002)

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel,
Expiring 01/10/23	GSI	ILS	720	$211,610	$204,912	$6,698	$—
Expiring 01/10/23	HSBC	ILS	3,215	934,871	914,990	19,881	—
Expiring 01/10/23	HSBC	ILS	2,398	697,300	682,471	14,829	—
Expiring 01/10/23	HSBC	ILS	1,060	308,231	301,676	6,555	—
Expiring 01/10/23	HSBC	ILS	640	186,102	182,144	3,958	—
Expiring 03/15/23	CITI	ILS	2,339	684,438	668,189	16,249	—
Japanese Yen,
Expiring 01/10/23	BARC	JPY	324,100	2,350,492	2,473,201	—	(122,709)
Expiring 01/10/23	BARC	JPY	155,200	1,183,342	1,184,329	—	(987)
Expiring 01/10/23	BARC	JPY	153,900	1,131,031	1,174,409	—	(43,378)
Expiring 01/10/23	BARC	JPY	126,900	920,325	968,371	—	(48,046)
Expiring 01/10/23	BARC	JPY	77,600	589,920	592,164	—	(2,244)
Expiring 01/10/23	BARC	JPY	61,900	469,046	472,358	—	(3,312)
Expiring 01/10/23	BNP	JPY	600,400	4,391,513	4,581,642	—	(190,129)
Expiring 01/10/23	BNP	JPY	154,000	1,139,854	1,175,171	—	(35,317)
Expiring 01/10/23	BOA	JPY	298,300	2,256,583	2,276,322	—	(19,739)
Expiring 01/10/23	BOA	JPY	230,800	1,696,865	1,761,230	—	(64,365)
Expiring 01/10/23	BOA	JPY	149,200	1,128,849	1,138,542	—	(9,693)
Expiring 01/10/23	GSI	JPY	326,425	2,413,338	2,490,943	—	(77,605)
Expiring 01/10/23	GSI	JPY	155,100	1,182,845	1,183,565	—	(720)
Expiring 01/10/23	HSBC	JPY	313,500	2,303,369	2,392,313	—	(88,944)
Expiring 01/10/23	HSBC	JPY	156,700	1,152,003	1,195,775	—	(43,772)
Expiring 01/10/23	HSBC	JPY	153,900	1,130,969	1,174,408	—	(43,439)
Expiring 01/10/23	HSBC	JPY	148,500	1,124,411	1,133,201	—	(8,790)
Expiring 01/10/23	HSBC	JPY	108,000	782,949	824,146	—	(41,197)
Expiring 01/10/23	HSBC	JPY	107,400	774,408	819,567	—	(45,159)
Expiring 01/10/23	HSBC	JPY	42,300	306,655	322,792	—	(16,137)
Expiring 01/10/23	JPM	JPY	149,700	1,128,944	1,142,358	—	(13,414)
Expiring 01/10/23	MSI	JPY	3,935,036	28,603,258	30,028,193	—	(1,424,935)
Expiring 01/10/23	MSI	JPY	2,113,959	15,366,089	16,131,585	—	(765,496)
Expiring 01/10/23	MSI	JPY	305,800	2,258,912	2,333,554	—	(74,642)
Expiring 01/10/23	SSB	JPY	108,400	785,092	827,199	—	(42,107)
Expiring 01/10/23	SSB	JPY	108,000	783,440	824,146	—	(40,706)
Expiring 01/10/23	SSB	JPY	42,500	307,808	324,317	—	(16,509)
Expiring 01/10/23	SSB	JPY	42,300	306,847	322,790	—	(15,943)
Expiring 01/10/23	TD	JPY	13,986	106,162	106,727	—	(565)
Expiring 01/10/23	UAG	JPY	2,457,300	18,226,443	18,751,614	—	(525,171)
Expiring 01/10/23	UAG	JPY	95,431	703,190	728,233	—	(25,043)
Expiring 01/17/23	BMO	JPY	1,671,100	11,512,316	12,764,133	—	(1,251,817)
Expiring 01/19/23	JPM	JPY	264,979	1,927,000	2,024,496	—	(97,496)
Expiring 01/19/23	JPM	JPY	134,751	980,000	1,029,525	—	(49,525)
Expiring 01/19/23	TD	JPY	262,857	1,906,000	2,008,284	—	(102,284)
Malaysian Ringgit,
Expiring 01/10/23	DB	MYR	20	4,440	4,572	—	(132)
Expiring 01/10/23	HSBC	MYR	8,603	1,911,056	1,966,400	—	(55,344)
Expiring 01/10/23	HSBC	MYR	1,949	432,948	445,486	—	(12,538)
Expiring 01/10/23	SSB	MYR	2,535	576,202	579,429	—	(3,227)
Mexican Peso,
Expiring 01/10/23	BARC	MXN	4,140	208,843	212,020	—	(3,177)
Expiring 01/10/23	BOA	MXN	9,390	488,910	480,886	8,024	—
Expiring 01/10/23	BOA	MXN	7,340	376,408	375,900	508	—
Expiring 01/10/23	BOA	MXN	3,680	191,607	188,462	3,145	—
Expiring 01/10/23	BOA	MXN	2,870	147,179	146,980	199	—
Expiring 01/10/23	CITI	MXN	9,410	483,447	481,910	1,537	—
Expiring 01/10/23	CITI	MXN	3,680	189,063	188,462	601	—

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 01/10/23	GSI	MXN	18,820	$966,045	$963,820	$2,225	$—
Expiring 01/10/23	GSI	MXN	14,860	771,414	761,019	10,395	—
Expiring 01/10/23	GSI	MXN	7,370	378,308	377,437	871	—
Expiring 01/10/23	TD	MXN	990	51,309	50,700	609	—
Expiring 01/10/23	UAG	MXN	22,939	1,174,817	1,174,765	52	—
Expiring 01/10/23	UAG	MXN	13,720	704,192	702,636	1,556	—
Expiring 01/10/23	UAG	MXN	10,375	531,354	531,330	24	—
Expiring 03/15/23	CITI	MXN	119,662	6,131,936	6,056,480	75,456	—
Expiring 03/15/23	HSBC	MXN	44,775	2,272,474	2,266,225	6,249	—
New Taiwanese Dollar,
Expiring 01/10/23	BNP	TWD	7,129	230,399	232,394	—	(1,995)
Expiring 01/10/23	BNP	TWD	6,840	225,159	222,973	2,186	—
Expiring 01/10/23	BNP	TWD	3,160	102,127	103,011	—	(884)
Expiring 03/15/23	GSI	TWD	84,059	2,726,000	2,757,246	—	(31,246)
Expiring 03/15/23	HSBC	TWD	137,856	4,583,746	4,521,839	61,907	—
Expiring 03/15/23	JPM	TWD	279,762	9,292,876	9,176,512	116,364	—
New Zealand Dollar,
Expiring 01/10/23	BARC	NZD	13,494	8,406,897	8,568,690	—	(161,793)
Expiring 01/10/23	BARC	NZD	4,874	3,036,551	3,094,990	—	(58,439)
Expiring 01/10/23	BARC	NZD	3,670	2,286,447	2,330,450	—	(44,003)
Expiring 01/10/23	BARC	NZD	1,565	975,011	993,775	—	(18,764)
Expiring 01/10/23	BNP	NZD	2,728	1,734,829	1,732,281	2,548	—
Expiring 01/10/23	BNP	NZD	1,250	776,528	793,750	—	(17,222)
Expiring 01/10/23	BNP	NZD	575	366,031	365,125	906	—
Expiring 01/10/23	BNP	NZD	490	304,399	311,150	—	(6,751)
Expiring 01/10/23	CITI	NZD	3,515	2,259,308	2,232,025	27,283	—
Expiring 01/10/23	CITI	NZD	1,785	1,131,649	1,133,475	—	(1,826)
Expiring 01/10/23	CITI	NZD	451	281,601	286,385	—	(4,784)
Expiring 01/10/23	GSI	NZD	2,300	1,466,443	1,460,500	5,943	—
Expiring 01/10/23	GSI	NZD	1,790	1,138,592	1,136,650	1,942	—
Expiring 01/10/23	HSBC	NZD	5,200	3,299,764	3,302,000	—	(2,236)
Expiring 01/10/23	JPM	NZD	3,515	2,254,170	2,232,025	22,145	—
Expiring 01/10/23	JPM	NZD	1,790	1,138,252	1,136,650	1,602	—
Expiring 01/10/23	JPM	NZD	1,775	1,124,321	1,127,125	—	(2,804)
Expiring 01/10/23	JPM	NZD	1,760	1,121,648	1,117,600	4,048	—
Expiring 01/10/23	JPM	NZD	1,255	781,024	796,925	—	(15,901)
Expiring 01/10/23	JPM	NZD	490	304,942	311,150	—	(6,208)
Expiring 01/10/23	MSI	NZD	3,515	2,241,452	2,232,025	9,427	—
Expiring 01/10/23	MSI	NZD	3,515	2,226,753	2,232,025	—	(5,272)
Expiring 01/10/23	MSI	NZD	302	193,892	191,770	2,122	—
Expiring 01/10/23	SSB	NZD	1,067	678,761	677,545	1,216	—
Expiring 01/10/23	SSB	NZD	950	592,154	603,250	—	(11,096)
Expiring 01/10/23	UAG	NZD	4,905	3,127,389	3,114,675	12,714	—
Expiring 01/10/23	UAG	NZD	2,502	1,592,961	1,588,770	4,191	—
Expiring 01/10/23	UAG	NZD	306	195,500	194,310	1,190	—
Norwegian Krone,
Expiring 01/10/23	CITI	NOK	27,800	2,813,765	2,838,989	—	(25,224)
Expiring 01/10/23	CITI	NOK	11,060	1,131,620	1,129,468	2,152	—
Expiring 01/10/23	CITI	NOK	7,160	716,800	731,193	—	(14,393)
Expiring 01/10/23	CITI	NOK	3,940	404,744	402,360	2,384	—
Expiring 01/10/23	CITI	NOK	769	76,951	78,532	—	(1,581)
Expiring 01/10/23	CITI	NOK	301	30,120	30,739	—	(619)
Expiring 01/10/23	GSI	NOK	1,200	123,266	122,546	720	—
Expiring 01/10/23	JPM	NOK	7,740	776,772	790,423	—	(13,651)
Expiring 01/10/23	JPM	NOK	4,150	423,530	423,806	—	(276)

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 01/10/23	MSI	NOK	3,419	$340,935	$349,155	$—	$(8,220)
Expiring 01/10/23	MSI	NOK	537	53,548	54,839	—	(1,291)
Expiring 01/10/23	UAG	NOK	3,990	408,856	407,467	1,389	—
Expiring 01/10/23	UAG	NOK	3,501	350,493	357,529	—	(7,036)
Expiring 01/10/23	UAG	NOK	1,369	137,054	139,805	—	(2,751)
Peruvian Nuevo Sol,
Expiring 01/10/23	BNP	PEN	176	45,810	46,298	—	(488)
Expiring 01/10/23	CITI	PEN	443	114,447	116,533	—	(2,086)
Expiring 01/10/23	CITI	PEN	24	6,200	6,313	—	(113)
Philippine Peso,
Expiring 01/10/23	BNP	PHP	8,170	145,499	146,941	—	(1,442)
Expiring 03/15/23	CITI	PHP	96,657	1,703,000	1,731,726	—	(28,726)
Expiring 03/15/23	HSBC	PHP	246,038	4,385,696	4,408,051	—	(22,355)
Expiring 03/15/23	JPM	PHP	114,883	2,051,000	2,058,257	—	(7,257)
Expiring 03/15/23	MSI	PHP	497,489	8,769,419	8,913,100	—	(143,681)
Polish Zloty,
Expiring 01/10/23	BARC	PLN	2,195	484,794	500,576	—	(15,782)
Expiring 01/10/23	BARC	PLN	860	189,942	196,126	—	(6,184)
Expiring 01/10/23	DB	PLN	2,260	491,358	515,400	—	(24,042)
Expiring 01/10/23	DB	PLN	1,240	269,595	282,786	—	(13,191)
Expiring 01/10/23	GSI	PLN	4,135	918,093	942,998	—	(24,905)
Expiring 01/10/23	HSBC	PLN	450	98,548	102,623	—	(4,075)
Expiring 01/10/23	MSI	PLN	2,200	482,287	501,716	—	(19,429)
Expiring 01/10/23	MSI	PLN	860	188,530	196,125	—	(7,595)
Expiring 01/19/23	BOA	PLN	9,100	2,015,566	2,073,598	—	(58,032)
Expiring 01/19/23	CITI	PLN	6,827	1,542,000	1,555,572	—	(13,572)
Expiring 01/19/23	GSI	PLN	12,558	2,808,000	2,861,622	—	(53,622)
Expiring 01/19/23	GSI	PLN	8,388	1,873,000	1,911,379	—	(38,379)
Expiring 01/19/23	JPM	PLN	8,240	1,865,000	1,877,547	—	(12,547)
Expiring 01/19/23	MSI	PLN	6,910	1,529,000	1,574,511	—	(45,511)
Romanian Leu,
Expiring 01/10/23	UAG	RON	833	177,720	180,365	—	(2,645)
Singapore Dollar,
Expiring 01/10/23	BNP	SGD	430	317,527	321,127	—	(3,600)
Expiring 01/10/23	GSI	SGD	250	184,456	186,702	—	(2,246)
Expiring 01/10/23	JPM	SGD	1,890	1,364,601	1,411,463	—	(46,862)
Expiring 01/10/23	JPM	SGD	840	618,461	627,317	—	(8,856)
Expiring 01/10/23	JPM	SGD	540	399,078	403,276	—	(4,198)
Expiring 01/10/23	JPM	SGD	459	331,403	342,784	—	(11,381)
South African Rand,
Expiring 01/10/23	BOA	ZAR	8,330	484,937	489,784	—	(4,847)
Expiring 01/10/23	BOA	ZAR	3,260	189,783	191,680	—	(1,897)
Expiring 01/10/23	GSI	ZAR	11,780	667,064	692,635	—	(25,571)
Expiring 01/10/23	GSI	ZAR	11,460	661,010	673,820	—	(12,810)
Expiring 01/10/23	GSI	ZAR	8,370	487,336	492,135	—	(4,799)
Expiring 01/10/23	GSI	ZAR	8,330	485,431	489,784	—	(4,353)
Expiring 01/10/23	GSI	ZAR	3,280	190,975	192,856	—	(1,881)
Expiring 01/10/23	GSI	ZAR	3,260	189,977	191,680	—	(1,703)
South Korean Won,
Expiring 01/10/23	BNP	KRW	6,422,682	4,818,252	5,101,317	—	(283,065)
Expiring 01/10/23	BNP	KRW	2,614,684	1,961,518	2,076,754	—	(115,236)
Expiring 01/10/23	BNP	KRW	628,440	481,649	499,149	—	(17,500)
Expiring 01/10/23	BNP	KRW	346,750	260,129	275,411	—	(15,282)
Expiring 01/10/23	BNP	KRW	267,845	200,935	212,740	—	(11,805)
Expiring 01/10/23	BNP	KRW	81,116	62,225	64,428	—	(2,203)

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 01/10/23	BOA	KRW	2,086,260	$1,571,156	$1,657,045	$—	$(85,889)
Expiring 01/10/23	CITI	KRW	1,483,510	1,138,272	1,178,301	—	(40,029)
Expiring 01/10/23	CITI	KRW	341,930	266,156	271,584	—	(5,428)
Expiring 01/10/23	SSB	KRW	1,806,037	1,388,351	1,434,473	—	(46,122)
Expiring 03/15/23	BARC	KRW	924,665	722,000	735,601	—	(13,601)
Expiring 03/15/23	CITI	KRW	931,413	714,000	740,969	—	(26,969)
Expiring 03/15/23	JPM	KRW	1,121,613	874,000	892,279	—	(18,279)
Expiring 03/15/23	JPM	KRW	930,523	717,000	740,261	—	(23,261)
Swedish Krona,
Expiring 01/10/23	BNP	SEK	5,511	533,102	528,483	4,619	—
Expiring 01/10/23	BNP	SEK	3,440	323,523	329,882	—	(6,359)
Expiring 01/10/23	BNP	SEK	3,020	292,137	289,606	2,531	—
Expiring 01/10/23	BNP	SEK	694	67,134	66,552	582	—
Expiring 01/10/23	BNP	SEK	40	3,869	3,836	33	—
Expiring 01/10/23	CITI	SEK	45,860	4,425,304	4,397,797	27,507	—
Expiring 01/10/23	JPM	SEK	34,480	3,339,823	3,306,499	33,324	—
Expiring 01/10/23	JPM	SEK	11,490	1,111,315	1,101,846	9,469	—
Expiring 01/10/23	JPM	SEK	3,250	317,149	311,662	5,487	—
Expiring 01/10/23	UAG	SEK	3,450	332,510	330,841	1,669	—
Swiss Franc,
Expiring 01/10/23	BARC	CHF	1,040	1,110,296	1,126,116	—	(15,820)
Expiring 01/10/23	BARC	CHF	130	139,972	140,765	—	(793)
Expiring 01/10/23	BNP	CHF	2,857	3,046,446	3,093,570	—	(47,124)
Expiring 01/10/23	BNP	CHF	1,726	1,840,450	1,868,919	—	(28,469)
Expiring 01/10/23	BNP	CHF	1,480	1,577,088	1,602,550	—	(25,462)
Expiring 01/10/23	BNP	CHF	1,140	1,215,593	1,234,396	—	(18,803)
Expiring 01/10/23	BNP	CHF	675	719,759	730,893	—	(11,134)
Expiring 01/10/23	BOA	CHF	1,040	1,127,689	1,126,116	1,573	—
Expiring 01/10/23	BOA	CHF	130	140,074	140,764	—	(690)
Expiring 01/10/23	CITI	CHF	1,040	1,126,867	1,126,115	752	—
Expiring 01/10/23	CITI	CHF	1,040	1,116,947	1,126,116	—	(9,169)
Expiring 01/10/23	GSI	CHF	1,335	1,424,990	1,445,543	—	(20,553)
Expiring 01/10/23	GSI	CHF	1,055	1,130,870	1,142,358	—	(11,488)
Expiring 01/10/23	JPM	CHF	2,110	2,265,813	2,284,715	—	(18,902)
Expiring 01/10/23	JPM	CHF	185	196,552	200,319	—	(3,767)
Expiring 01/10/23	JPM	CHF	130	139,860	140,764	—	(904)
Expiring 01/10/23	SSB	CHF	2,095	2,257,830	2,268,473	—	(10,643)
Expiring 01/10/23	SSB	CHF	1,045	1,125,069	1,131,530	—	(6,461)
Expiring 01/10/23	UAG	CHF	690	736,535	747,134	—	(10,599)
Expiring 01/19/23	BNP	CHF	301	325,691	326,115	—	(424)
Expiring 01/19/23	CITI	CHF	1,213	1,231,191	1,314,403	—	(83,212)
Expiring 01/19/23	CITI	CHF	525	532,946	568,966	—	(36,020)
Expiring 01/19/23	HSBC	CHF	262	280,968	283,801	—	(2,833)
Thai Baht,
Expiring 01/10/23	BARC	THB	32,770	915,223	947,179	—	(31,956)
Expiring 01/10/23	BARC	THB	15,203	424,600	439,425	—	(14,825)
Expiring 01/10/23	BARC	THB	1,040	29,046	30,060	—	(1,014)
Expiring 01/10/23	GSI	THB	6,540	188,831	189,031	—	(200)
Expiring 03/15/23	CITI	THB	57,813	1,672,000	1,681,595	—	(9,595)
Expiring 03/15/23	CITI	THB	52,698	1,472,000	1,532,798	—	(60,798)
Expiring 03/15/23	GSI	THB	310,651	8,863,086	9,035,810	—	(172,724)
Expiring 03/15/23	GSI	THB	21,098	588,000	613,672	—	(25,672)
Turkish Lira,
Expiring 01/10/23	BARC	TRY	1,492	78,336	79,110	—	(774)

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 01/10/23	BARC	TRY	400	$21,002	$21,209	$—	$(207)

				$981,325,652	$1,009,673,703	1,194,307	(29,542,358)

						$13,348,572	$(30,433,481)

Cross currency exchange contracts outstanding at December 31, 2022:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/19/23	Buy	AUD	731	EUR	471	$—	$(6,750)	JPM
01/19/23	Buy	CZK	11,842	EUR	484	4,779	—	MSI
01/19/23	Buy	CZK	14,083	EUR	575	5,759	—	MSI
01/19/23	Buy	CZK	29,022	EUR	1,184	12,930	—	GSI
01/19/23	Buy	CZK	30,861	EUR	1,247	26,819	—	BOA
01/19/23	Buy	CZK	33,790	EUR	1,378	16,369	—	HSBC
01/19/23	Buy	CZK	46,845	EUR	1,892	42,676	—	GSI
01/19/23	Buy	CZK	51,883	EUR	2,109	32,297	—	HSBC
01/19/23	Buy	CZK	52,164	EUR	2,106	48,024	—	BOA
01/19/23	Buy	CZK	57,835	EUR	2,362	24,270	—	GSI
01/19/23	Buy	EUR	338	HUF	139,346	—	(8,959)	GSI
01/19/23	Buy	EUR	467	HUF	191,336	—	(8,789)	MSI
01/19/23	Buy	EUR	471	PLN	2,243	—	(6,153)	HSBC
01/19/23	Buy	EUR	550	HUF	224,718	—	(9,416)	MSI
01/19/23	Buy	EUR	651	HUF	271,897	—	(26,720)	MSI
01/19/23	Buy	EUR	666	HUF	277,353	—	(24,877)	BARC
01/19/23	Buy	EUR	916	HUF	376,480	—	(21,012)	GSI
01/19/23	Buy	EUR	932	HUF	390,622	—	(41,306)	MSI
01/19/23	Buy	EUR	1,074	HUF	445,797	—	(36,563)	MSI
01/19/23	Buy	EUR	1,089	CZK	26,680	—	(11,549)	HSBC
01/19/23	Buy	EUR	1,936	PLN	9,184	—	(17,401)	CITI
01/19/23	Buy	HUF	349,308	EUR	825	45,975	—	BOA
01/19/23	Buy	HUF	452,019	EUR	1,063	65,253	—	MSI
01/19/23	Buy	PLN	3,663	EUR	764	15,436	—	MSI
01/19/23	Buy	PLN	4,443	EUR	923	23,614	—	BOA
01/19/23	Buy	PLN	8,111	EUR	1,666	62,417	—	BOA

						$426,618	$(219,495)

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	03/20/23	1.000%(Q)	1,520	$198,712	$184,179	$14,533	BARC
Gazprom PAO	03/20/23	1.000%(Q)	1,085	141,844	129,055	12,789	BARC
Gazprom PAO	06/20/24	1.000%(Q)	606	204,120	285,599	(81,479)	BARC

				$544,676	$598,833	$(54,157)

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Credit default swap agreements outstanding at December 31, 2022: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
International Bank for Reconstruction & Development	06/20/23	0.250%(Q)	12,410	0.149%	$6,897	$5,766	$1,131	BOA
International Bank for Reconstruction & Development	06/20/23	0.250%(Q)	2,500	0.149%	1,390	1,162	228	BOA
Republic of Estonia	12/20/26	1.000%(Q)	250	1.365%	(3,198)	1,880	(5,078)	JPM
Republic of Panama	06/20/29	1.000%(Q)	2,500	1.405%	(55,235)	(11,404)	(43,831)	MSI
Republic of Poland	06/20/24	1.000%(Q)	585	0.728%	2,460	668	1,792	BNP

					$(47,686)	$(1,928)	$(45,758)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.IG.38.V1	06/20/27	1.000%(Q)	19,800	$(139,122)	$(214,324)	$(75,202)
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	130,520	(734,177)	(1,083,761)	(349,584)

				$(873,299)	$(1,298,085)	$(424,786)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.39.V1	12/20/27	5.000%(Q)	11,400	4.849%	$9,909	$85,394	$75,485
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	33,000	0.819%	205,515	274,012	68,497

					$215,424	$359,406	$143,982

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2022:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	2,488	09/18/27	3.500%(Q)	3 Month BBSW(2)(Q)/ 3.265%	$324	$(26,821)	$(27,145)
AUD	2,055	12/03/27	2.600%(S)	6 Month BBSW(2)(S)/ 3.765%	(74,196)	(102,671)	(28,475)
AUD	4,550	06/21/28	3.781%(S)	6 Month BBSW(2)(S)/ 3.765%	4,261	(78,480)	(82,741)
AUD	4,060	12/03/31	2.750%(S)	6 Month BBSW(2)(S)/ 3.765%	361,042	(361,916)	(722,958)
AUD	1,951	12/15/32	4.219%(S)	6 Month BBSW(2)(S)/ 3.765%	(11,637)	(33,391)	(21,754)
AUD	1,094	06/21/33	3.969%(S)	6 Month BBSW(2)(S)/ 3.765%	1,573	(38,357)	(39,930)
AUD	530	12/03/52	2.900%(S)	6 Month BBSW(2)(S)/ 3.765%	(54,509)	(77,254)	(22,745)
CAD	3,360	12/03/23	2.450%(S)	3 Month CDOR(2)(S)/ 4.935%	38,999	(60,756)	(99,755)
CAD	3,505	12/03/26	2.550%(S)	3 Month CDOR(2)(S)/ 4.935%	127,722	(129,627)	(257,349)
CAD	2,371	06/19/27	2.219%(S)	3 Month CDOR(1)(S)/ 4.935%	33,801	50,726	16,925
CAD	4,170	06/21/28	3.344%(S)	3 Month CDOR(1)(S)/ 4.935%	(31,655)	31,649	63,304
CAD	4,305	12/03/32	2.700%(S)	3 Month CDOR(2)(S)/ 4.935%	(183,172)	(278,265)	(95,093)
CAD	1,684	12/15/32	3.500%(S)	3 Month CDOR(2)(S)/ 4.935%	6,260	(10,222)	(16,482)
CAD	698	06/21/33	3.375%(S)	3 Month CDOR(1)(S)/ 4.935%	(8,869)	12,710	21,579
CAD	1,330	12/03/41	2.800%(S)	3 Month CDOR(2)(S)/ 4.935%	119,118	(150,905)	(270,023)
CAD	2,020	12/03/50	2.800%(S)	3 Month CDOR(2)(S)/ 4.935%	217,265	(239,792)	(457,057)
CHF	1,500	08/10/31	(0.220)%(A)	1 Day SARON(2)(A)/ 0.942%	—	(294,978)	(294,978)
CLP	278,800	08/12/26	3.620%(S)	1 Day CLOIS(2)(S)/ 11.250%	—	(28,746)	(28,746)
CNH	89,460	08/12/26	2.490%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	(96)	(72,243)	(72,147)
CNH	119,540	08/20/26	2.440%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	(377)	(127,076)	(126,699)
CNH	7,473	09/21/27	2.341%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(20,019)	(20,019)
CNH	60,000	12/06/27	2.820%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	21,874	21,874
CNH	5,574	12/21/27	2.498%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(11,961)	(11,961)
CNH	6,627	12/21/27	2.595%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(8,252)	(8,252)
CNH	117,054	03/15/28	2.826%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	10,149	10,149
CNH	253,763	03/15/28	2.870%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	94,411	94,411
COP	952,000	08/12/31	5.910%(Q)	1 Day COOIS(2)(Q)/ 11.144%	—	(41,355)	(41,355)
CZK	25,000	08/12/26	2.062%(A)	6 Month PRIBOR(2)(S)/ 7.260%	—	(149,281)	(149,281)
DKK	4,500	04/08/32	1.581%(A)	6 Month CIBOR(2)(S)/ 2.947%	(31,240)	(85,196)	(53,956)
EUR	34,170	11/23/24	(0.046)%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(1,248,481)	(1,248,481)
EUR	18,860	12/02/24	(0.285)%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(1,389,974)	(1,389,974)
EUR	2,144	06/18/28	2.406%(A)	6 Month EURIBOR(2)(S)/ 2.693%	2,622	(43,671)	(46,293)
EUR	1,425	06/21/28	2.594%(A)	6 Month EURIBOR(2)(S)/ 2.693%	2,784	(46,719)	(49,503)
EUR	663	06/21/33	2.562%(A)	6 Month EURIBOR(2)(S)/ 2.693%	1,731	(39,292)	(41,023)
EUR	950	11/24/41	0.565%(A)	6 Month EURIBOR(1)(S)/ 2.693%	—	144,765	144,765
EUR	950	11/24/41	0.600%(A)	3 Month EURIBOR(2)(Q)/ 2.132%	—	(154,326)	(154,326)
EUR	2,303	11/25/41	0.629%(A)	6 Month EURIBOR(1)(S)/ 2.693%	—	340,372	340,372
EUR	2,303	11/25/41	0.663%(A)	3 Month EURIBOR(2)(Q)/ 2.132%	—	(363,785)	(363,785)
EUR	1,355	02/17/42	0.536%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(503,420)	(503,420)
EUR	1,140	03/22/42	1.257%(A)	6 Month EURIBOR(1)(S)/ 2.693%	—	113,315	113,315
EUR	1,140	03/22/42	1.310%(A)	3 Month EURIBOR(2)(Q)/ 2.132%	—	(123,585)	(123,585)
GBP	1,770	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 3.428%	(64,763)	227,566	292,329
GBP	5,720	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 3.428%	(79,241)	735,412	814,653
GBP	145	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 3.428%	6,877	22,272	15,395
GBP	6,520	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 3.428%	336,565	1,001,491	664,926

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	1,408	12/18/27	2.313%(A)	1 Day SONIA(1)(A)/ 3.428%	$11,977	$65,813	$53,836
GBP	1,248	06/21/28	3.625%(A)	1 Day SONIA(2)(A)/ 3.428%	803	(26,684)	(27,487)
GBP	2,895	05/08/29	1.100%(A)	1 Day SONIA(2)(A)/ 3.428%	(434,230)	(538,535)	(104,305)
GBP	3,543	12/07/30	1.009%(A)	1 Day SONIA(2)(A)/ 3.428%	—	(814,695)	(814,695)
GBP	12,470	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/ 3.428%	(960,868)	2,874,027	3,834,895
GBP	600	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/ 3.428%	(13,825)	138,285	152,110
GBP	998	12/15/32	2.031%(A)	1 Day SONIA(1)(A)/ 3.428%	14,760	58,814	44,054
GBP	616	06/21/33	3.219%(A)	1 Day SONIA(1)(A)/ 3.428%	(932)	29,633	30,565
GBP	3,285	05/08/37	1.200%(A)	1 Day SONIA(1)(A)/ 3.428%	1,030,864	1,129,497	98,633
GBP	720	05/08/38	1.200%(A)	1 Day SONIA(2)(A)/ 3.428%	(213,475)	(249,783)	(36,308)
GBP	1,680	05/08/41	1.250%(A)	1 Day SONIA(2)(A)/ 3.428%	247,312	(658,841)	(906,153)
GBP	1,280	05/08/42	1.250%(A)	1 Day SONIA(1)(A)/ 3.428%	127,544	517,931	390,387
GBP	5,675	05/08/46	1.250%(A)	1 Day SONIA(2)(A)/ 3.428%	221,187	(2,544,167)	(2,765,354)
HUF	70,000	08/10/31	2.748%(A)	6 Month BUBOR(2)(S)/ 15.750%	—	(81,105)	(81,105)
ILS	1,445	08/12/31	1.120%(A)	3 Month TELBOR(2)(Q)/ 3.696%	—	(75,910)	(75,910)
JPY	965,000	07/08/23	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	3,202	(2,662)	(5,864)
JPY	280,000	07/08/24	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	(3,152)	(7,759)	(4,607)
JPY	1,390,000	07/08/26	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	26,574	(186,863)	(213,437)
JPY	438,000	07/08/27	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	(50,828)	(89,994)	(39,166)
JPY	276,371	06/18/28	0.469%(A)	1 Day TONAR(2)(A)/ (0.022)%	411	(26,432)	(26,843)
JPY	870,000	07/08/28	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	7,784	(249,682)	(257,466)
JPY	80,000	07/08/29	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	(12,212)	(29,943)	(17,731)
JPY	930,000	07/08/31	0.000%(A)	1 Day TONAR(2)(A)/ (0.022)%	14,225	(486,969)	(501,194)
JPY	561,000	07/08/32	0.050%(A)	1 Day TONAR(2)(A)/ (0.022)%	(215,422)	(326,169)	(110,747)
JPY	84,329	06/21/33	0.688%(A)	1 Day TONAR(2)(A)/ (0.022)%	2,294	(17,599)	(19,893)
JPY	730,000	07/08/35	0.100%(A)	1 Day TONAR(2)(A)/ (0.022)%	18,310	(601,258)	(619,568)
JPY	350,000	07/08/37	0.150%(A)	1 Day TONAR(2)(A)/ (0.022)%	(206,323)	(339,850)	(133,527)
JPY	553,500	07/08/41	0.250%(A)	1 Day TONAR(2)(A)/ (0.022)%	21,283	(690,999)	(712,282)
JPY	52,000	09/02/41	0.227%(A)	1 Day TONAR(2)(A)/ (0.022)%	—	(67,442)	(67,442)
JPY	280,000	07/08/42	0.300%(A)	1 Day TONAR(2)(A)/ (0.022)%	(281,764)	(355,858)	(74,094)
JPY	330,000	07/08/46	0.350%(A)	1 Day TONAR(2)(A)/ (0.022)%	42,307	(495,518)	(537,825)
JPY	387,000	07/08/51	0.450%(A)	1 Day TONAR(2)(A)/ (0.022)%	47,630	(626,597)	(674,227)
JPY	36,000	09/02/51	0.393%(A)	1 Day TONAR(2)(A)/ (0.022)%	—	(62,616)	(62,616)
JPY	247,000	07/08/52	0.450%(A)	1 Day TONAR(2)(A)/ (0.022)%	(342,238)	(412,780)	(70,542)
KRW	1,837,000	08/04/24	3.145%(Q)	3 Month KWCDC(2)(Q)/ 3.980%	—	(18,498)	(18,498)
KRW	5,400,000	08/13/31	1.630%(Q)	3 Month KWCDC(2)(Q)/ 3.980%	—	(619,860)	(619,860)
MXN	13,200	04/19/32	8.945%(M)	28 Day Mexican Interbank Rate(2)(M)/ 10.770%	—	8,752	8,752
NOK	23,445	03/15/28	3.531%(A)	6 Month NIBOR(1)(S)/ 3.510%	1,495	(32,777)	(34,272)
NOK	2,085	08/10/31	1.460%(A)	6 Month NIBOR(2)(S)/ 3.510%	—	(29,908)	(29,908)
NOK	12,893	12/15/32	3.219%(A)	6 Month NIBOR(2)(S)/ 3.510%	2,009	(3,601)	(5,610)
NOK	7,306	06/21/33	3.156%(A)	6 Month NIBOR(1)(S)/ 3.510%	(8,882)	5,507	14,389
NZD	1,846	03/15/28	4.094%(S)	3 Month BBR(1)(Q)/ 4.650%	21,966	39,056	17,090
NZD	2,893	03/19/28	4.344%(S)	3 Month BBR(1)(Q)/ 4.650%	2,799	5,011	2,212
NZD	795	08/10/31	1.876%(S)	3 Month BBR(2)(Q)/ 4.650%	—	(102,714)	(102,714)
PLN	1,000	11/09/31	2.845%(A)	6 Month WIBOR(2)(S)/ 7.140%	—	(49,942)	(49,942)
SEK	24,878	12/20/27	2.906%(A)	3 Month STIBOR(2)(Q)/ 2.701%	18,416	(12,648)	(31,064)
SEK	15,183	06/21/28	2.688%(A)	3 Month STIBOR(2)(Q)/ 2.701%	1,392	(38,096)	(39,488)
SEK	7,600	08/10/31	0.530%(A)	3 Month STIBOR(2)(Q)/ 2.701%	—	(143,781)	(143,781)
SEK	5,598	03/15/33	2.875%(A)	3 Month STIBOR(2)(Q)/ 2.701%	(1,598)	(11,789)	(10,191)
SGD	1,200	07/29/31	1.120%(S)	1 Day SORA(2)(S)/ 2.529%	(4,426)	(157,655)	(153,229)
THB	38,500	08/17/31	1.320%(Q)	1 Day THOR(2)(Q)/ 1.245%	—	(99,670)	(99,670)
	49,100	12/23/23	4.758%(A)	1 Day SOFR(2)(A)/ 4.300%	—	(65,066)	(65,066)
	7,994	03/20/26	3.479%(A)	1 Day SOFR(2)(A)/ 4.300%	—	(1,664)	(1,664)
	3,195	03/20/26	3.486%(A)	1 Day SOFR(2)(A)/ 4.300%	—	(242)	(242)
	4,795	03/20/26	3.494%(A)	1 Day SOFR(2)(A)/ 4.300%	—	249	249
	3,200	03/20/26	3.512%(A)	1 Day SOFR(2)(A)/ 4.300%	—	1,256	1,256
	6,395	03/20/26	3.587%(A)	1 Day SOFR(2)(A)/ 4.300%	—	11,141	11,141
	6,395	03/20/26	3.598%(A)	1 Day SOFR(2)(A)/ 4.300%	—	12,445	12,445

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
152,008	03/20/26	3.720%(A)	1 Day SOFR(2)(A)/ 4.300%	$487,125	$632,063	$144,938
2,387	06/18/28	2.844%(A)	1 Day SOFR(1)(A)/ 4.300%	(3,849)	23,548	27,397
3,131	06/21/28	3.188%(A)	1 Day SOFR(1)(A)/ 4.300%	5,928	56,988	51,060
3,453	08/15/28	1.220%(A)	1 Day SOFR(1)(A)/ 4.300%	—	457,635	457,635
540	03/15/33	3.094%(A)	1 Day SOFR(1)(A)/ 4.300%	4,519	19,575	15,056
1,843	03/20/34	3.372%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(1,795)	(1,795)
735	03/20/34	3.422%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(3,658)	(3,658)
1,105	03/20/34	3.422%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(5,485)	(5,485)
735	03/20/34	3.422%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(3,648)	(3,648)
35,053	03/20/34	3.470%(A)	1 Day SOFR(1)(A)/ 4.300%	(486,289)	(307,533)	178,756
1,475	03/20/34	3.492%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(15,593)	(15,593)
1,475	03/20/34	3.498%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(16,301)	(16,301)

				$(135,008)	$(9,255,513)	$(9,120,505)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
CNH	24,583	09/21/27	2.700%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.00%	$(10,421)	$—	$(10,421)	BOA
MYR	8,100	08/12/26	2.605%(Q)	3 Month KLIBOR(2)(Q)/ 3.68%	(67,775)	(102)	(67,673)	HSBC
MYR	900	07/12/32	3.650%(Q)	3 Month KLIBOR(2)(Q)/ 3.68%	(5,325)	(6)	(5,319)	GSI

					$(83,521)	$(108)	$(83,413)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
	US Treasury Bill -3 Month Auction Avg
Bloomberg Commodity Total Return Index(Q)	Discount + 8pbs(Q)/4.430%	ML	03/31/23	27,250	$(3,872)	$—	$(3,872)
Total Return Benchmark Bond Index(T)	1 Day USOIS -50bps(T)/ 3.830%	GSI	01/27/23	(27,284)	(1,997,702)	—	(1,997,702)

					$(2,001,574)	$—	$(2,001,574)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$608,309	$(11,512)	$30,473	$(2,215,375)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$—	$11,609,553
GS	—	92,102,178
JPS	—	21,506,142
MSC	—	793,213

Total	$—	$126,011,086

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$2,551,266,563	$—	$—
Common Stocks	3,190,124,251	1,058,109,542	1
Exchange-Traded Funds	427,489,454	—	—
Preferred Stocks	—	9,979,162	—
Rights	—	—	—
Asset-Backed Securities
Automobiles	—	7,430,654	—
Collateralized Debt Obligation	—	1,167,154	—
Collateralized Loan Obligations	—	547,029,103	—
Consumer Loans	—	4,853,465	—
Credit Cards	—	125,943	—
Home Equity Loans	—	73,511	—
Manufactured Housing	—	62,908	—
Other	—	552,026	—
Residential Mortgage-Backed Securities	—	432,994	—
Student Loans	—	292,759	—
Commercial Mortgage-Backed Securities	—	34,806,521	—
Corporate Bonds	—	589,273,716	—
Floating Rate and other Loans	—	4,818,942	—
Municipal Bonds	—	2,444,153	—
Residential Mortgage-Backed Securities	—	6,128,473	375,872
Sovereign Bonds	—	287,306,023	—
U.S. Government Agency Obligations	—	76,796,745	—
U.S. Treasury Obligations	—	250,114,539	—
Short-Term Investments
Affiliated Mutual Funds	1,849,344,770	—	—
Commercial Paper	—	52,096,684	—
Foreign Treasury Obligation	—	17,649,249	—
U.S. Treasury Obligation	—	91,140,207	—

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments (continued)
Unaffiliated Fund	$1,961,857	$—	$—
Options Purchased	—	8,064	—

Total	$8,020,186,895	$3,042,692,537	$375,873

Liabilities
Option Written	$—	$(42)	$—

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Purchased	$—	$56,531	$—
Centrally Cleared Swaptions Written	—	358,925	—
Futures Contracts	13,122,600	—	—
OTC Forward Foreign Currency Exchange Contracts	—	13,348,572	—
OTC Cross Currency Exchange Contracts	—	426,618	—
Centrally Cleared Credit Default Swap Agreements	—	143,982	—
OTC Credit Default Swap Agreements	—	555,423	—
Centrally Cleared Interest Rate Swap Agreements	—	8,160,853	—

Total	$13,122,600	$23,050,904	$—

Liabilities
Centrally Cleared Swaptions Purchased	$—	$(539,093)	$—
Centrally Cleared Swaptions Written	—	(206,419)	—
Futures Contracts	(38,786,266)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(30,433,481)	—
OTC Cross Currency Exchange Contracts	—	(219,495)	—
Centrally Cleared Credit Default Swap Agreements	—	(424,786)	—
OTC Credit Default Swap Agreements	—	(58,433)	—
Centrally Cleared Interest Rate Swap Agreements	—	(17,281,358)	—
OTC Interest Rate Swap Agreements	—	(83,521)	—
OTC Total Return Swap Agreements	—	(2,001,574)	—

Total	$(38,786,266)	$(51,248,160)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as centrally cleared swaptions, futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Funds (1.0% represents investments purchased with collateral from securities on loan)	40.2%
Collateralized Loan Obligations	5.0
Exchange-Traded Funds	3.9
U.S. Treasury Obligations	3.1
Banks	3.0
Pharmaceuticals	2.7
Sovereign Bonds	2.6
Software	2.3
Oil, Gas & Consumable Fuels	2.1
Semiconductors & Semiconductor Equipment	1.6
Technology Hardware, Storage & Peripherals	1.6
Insurance	1.5
IT Services	1.4
Capital Markets	1.3
Health Care Providers & Services	1.2

Interactive Media & Services	1.1%
Aerospace & Defense	1.0
Machinery	0.9
Diversified Financial Services	0.9
Hotels, Restaurants & Leisure	0.9
Equity Real Estate Investment Trusts (REITs)	0.9
Automobiles	0.9
Biotechnology	0.8
Specialty Retail	0.8
Electric Utilities	0.8
Beverages	0.8
Chemicals	0.8
Health Care Equipment & Supplies	0.8
Food Products	0.7
U.S. Government Agency Obligations	0.7
Textiles, Apparel & Luxury Goods	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification (continued):

Internet & Direct Marketing Retail	0.6%
Food & Staples Retailing	0.6
Metals & Mining	0.6
Media	0.5
Electric	0.5
Life Sciences Tools & Services	0.5
Household Products	0.5
Commercial Paper	0.5
Entertainment	0.5
Diversified Telecommunication Services	0.4
Multi-Utilities	0.4
Trading Companies & Distributors	0.4
Tobacco	0.4
Industrial Conglomerates	0.4
Communications Equipment	0.3
Road & Rail	0.3
Commercial Mortgage-Backed Securities	0.3
Oil & Gas	0.3
Electrical Equipment	0.3
Electronic Equipment, Instruments & Components	0.2
Personal Products	0.2
Professional Services	0.2
Telecommunications	0.2
Real Estate Investment Trusts (REITs)	0.2
Multiline Retail	0.2
Building Products	0.2
Pipelines	0.2
Healthcare-Services	0.2
Foods	0.2
Energy Equipment & Services	0.2
Consumer Finance	0.2
Auto Manufacturers	0.2
Foreign Treasury Obligation	0.2
Air Freight & Logistics	0.2
Construction & Engineering	0.2
Commercial Services	0.2
Airlines	0.1
Marine	0.1
Commercial Services & Supplies	0.1
Home Builders	0.1
Wireless Telecommunication Services	0.1
Containers & Packaging	0.1
Retail	0.1
Real Estate Management & Development	0.1
Healthcare-Products	0.1
Real Estate	0.1
Engineering & Construction	0.1
Construction Materials	0.1
Household Durables	0.1
Distributors	0.1
Agriculture	0.1

Residential Mortgage-Backed Securities	0.1%
Building Materials	0.1
Gas Utilities	0.1
Independent Power & Renewable Electricity Producers	0.1
Machinery-Diversified	0.1
Gas	0.1
Transportation	0.1
Iron/Steel	0.1
Consumer Loans	0.0	*
Auto Components	0.0	*
Lodging	0.0	*
Semiconductors	0.0	*
Auto Parts & Equipment	0.0	*
Water Utilities	0.0	*
Trucking & Leasing	0.0	*
Apparel	0.0	*
Internet	0.0	*
Leisure Products	0.0	*
Multi-National	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Mining	0.0	*
Distribution/Wholesale	0.0	*
Diversified Consumer Services	0.0	*
Paper & Forest Products	0.0	*
Municipal Bonds	0.0	*
Computers	0.0	*
Unaffiliated Fund	0.0	*
Water	0.0	*
Packaging & Containers	0.0	*
Electrical Components & Equipment	0.0	*
Collateralized Debt Obligation	0.0	*
Electronics	0.0	*
Office/Business Equipment	0.0	*
Housewares	0.0	*
Other	0.0	*
Miscellaneous Manufacturing	0.0	*
Student Loans	0.0	*
Forest Products & Paper	0.0	*
Cosmetics/Personal Care	0.0	*
Credit Cards	0.0	*
Home Equity Loans	0.0	*
Manufactured Housing	0.0	*
Options Purchased	0.0	*

	101.0
Option Written	(0.0	)*
Liabilities in excess of other assets	(1.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

A136

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	—	$—		Unrealized depreciation on OTC swap agreements	$3,872
Credit contracts	Due from/to broker-variation margin swaps and swaptions	559,438	*	Due from/to broker-variation margin swaps and swaptions	1,170,298	*
Credit contracts	Premiums paid for OTC swap agreements	608,309		Premiums received for OTC swap agreements	11,404
Credit contracts	—	—		Options written outstanding, at value	42
Credit contracts	Unrealized appreciation on OTC swap agreements	30,473		Unrealized depreciation on OTC swap agreements	130,388
Equity contracts	—	—		Due from/to broker-variation margin futures	20,641,163	*
Foreign exchange contracts	—	—		Due from/to broker-variation margin futures	2,603,936	*

Foreign exchange contracts	Unaffiliated investments	8,064		—	—
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	426,618		Unrealized depreciation on OTC cross currency exchange contracts	219,495
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	13,348,572		Unrealized depreciation on OTC forward foreign currency exchange contracts	30,433,481
Interest rate contracts	Due from/to broker-variation margin futures	13,122,600	*	Due from/to broker-variation margin futures	15,541,167	*
Interest rate contracts	Due from/to broker-variation margin swaps and swaptions	8,160,853	*	Due from/to broker-variation margin swaps and swaptions	17,281,358	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	108
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	2,081,115

		$36,264,927			$90,117,827

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$3,910,380
Credit contracts	(2,710,571)	2,911,562	—	—	200,095
Equity contracts	—	—	(184,058,543)	—	34,707
Foreign exchange contracts	(655,204)	1,282,760	17,017,699	53,746,743	—
Interest rate contracts	(91,539)	—	(134,227,978)	—	(28,706,708)

Total	$(3,457,314)	$4,194,322	$(301,268,822)	$53,746,743	$(24,561,526)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$(3,872)
Credit contracts	(260,513)	268,615	—	—	(374,262)
Equity contracts	—	—	(35,697,158)	—	—
Foreign exchange contracts	(34,184)	—	(2,095,061)	(15,712,891)	—
Interest rate contracts	—	—	(10,213,838)	—	(4,354,053)

Total	$(294,697)	$268,615	$(48,006,057)	$(15,712,891)	$(4,732,187)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 884,726
Options Written (2)	445,703,111
Futures Contracts - Long Positions (2)	2,245,709,501
Futures Contracts - Short Positions (2)	747,044,423
Forward Foreign Currency Exchange Contracts - Purchased (3)	481,457,128
Forward Foreign Currency Exchange Contracts - Sold (3)	932,361,601
Cross Currency Exchange Contracts (4)	11,001,542
Interest Rate Swap Agreements (2)	542,961,471
Credit Default Swap Agreements - Buy Protection (2)	173,819,600
Credit Default Swap Agreements - Sell Protection (2)	79,780,000
Total Return Swap Agreements (2)	54,556,202
Inflation Swap Agreements (2)	3,487,989

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:
Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$106,945,962	$(106,945,962)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
ANZ(5)	$—	$(1,698)	$(1,698)	$—	$(1,698)
BARC(4-a)	628,537	(408,799)	219,738	(219,738)	—
BARC(4-b)	207,376	—	207,376	(207,376)	—
BARC(5)	599,239	(834,756)	(235,517)	199,152	(36,365)

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BMO(5)	$—	$(1,251,817)	$(1,251,817)	$—	$(1,251,817)
BNP(4-a)	43,029	(4,925,548)	(4,882,519)	4,882,519	—
BNP(4-b)	2,460	(682,995)	(680,535)	551,926	(128,609)
BNP(5)	423,627	(1,450,383)	(1,026,756)	—	(1,026,756)
BOA(4-a)	425,879	(607,644)	(181,765)	181,765	—
BOA(4-b)	1,390	—	1,390	—	1,390
BOA(5)	181,038	(552,398)	(371,360)	123,353	(248,007)
CBA(5)	125,810	—	125,810	—	125,810
CITI(4-a)	282,598	(422,444)	(139,846)	362	(139,484)
CITI(4-b)	37,012	(287,501)	(250,489)	170,473	(80,016)
CITI(5)	262,865	(275,714)	(12,849)	—	(12,849)
DB(4-a)	—	(3,568,895)	(3,568,895)	3,559,618	(9,277)
DB(5)	530,721	(3,714,553)	(3,183,832)	—	(3,183,832)
GSI(4-a)	350,102	(3,170,022)	(2,819,920)	2,819,920	—
GSI(4-b)	39,785	(5,325)	34,460	—	34,460
GSI(5)	1,835,847	(617,381)	1,218,466	—	1,218,466
HSBC(4-a)	1,103,652	(1,175,904)	(72,252)	72,252	—
HSBC(4-b)	488,409	(93,236)	395,173	(340,000)	55,173
HSBC(5)	125,765	(689,062)	(563,297)	—	(563,297)
JPM(4-a)	1,074,245	(242,885)	831,360	(831,360)	—
JPM(4-b)	182,068	(1,153,625)	(971,557)	792,784	(178,773)
JPM(5)	570,111	(537,061)	33,050	—	33,050
ML(3)	—	(3,872)	(3,872)	—	(3,872)
MSI(4-a)	2,392,897	(413,145)	1,979,752	(1,895,000)	84,752
MSI(4-b)	199,947	(189,248)	10,699	(10,699)	—
MSI(5)	1,284,766	(2,469,762)	(1,184,996)	9,780	(1,175,216)
RBC(5)	7,430	(23,234)	(15,804)	—	(15,804)
SG(5)	967	—	967	—	967
SSB(5)	579,287	(292,206)	287,081	—	287,081
TD(4-a)	113,016	(1,445,158)	(1,332,142)	1,332,142	—
TD(5)	696	(17,546)	(16,850)	—	(16,850)
UAG(5)	321,465	(1,356,088)	(1,034,623)	—	(1,034,623)

	$14,422,036	$(32,879,905)	$(18,457,869)	$11,191,873	$(7,265,996)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3)	PGIM Quant Solutions
(4-a)	PGIM Fixed Income (Core Plus)
(4-b)	PGIM Fixed Income (Global Bond)
(5)	Wellington Management Company, LLP

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $106,945,962:
Unaffiliated investments (cost $7,186,179,961)	$6,662,643,972
Affiliated investments (cost $4,397,010,543)	4,400,611,333
Foreign currency, at value (cost $5,815,081)	5,879,762
Cash	38,645
Receivable for investments sold	34,302,561
Dividends and interest receivable	24,384,751
Unrealized appreciation on OTC forward foreign currency exchange contracts	13,348,572
Tax reclaim receivable	5,193,135
Due from broker-variation margin futures	613,180
Premiums paid for OTC swap agreements	608,309
Unrealized appreciation on OTC cross currency exchange contracts	426,618
Receivable for Portfolio shares sold	47,964
Receivable from affiliate	39,183
Unrealized appreciation on OTC swap agreements	30,473
Foreign capital gains tax benefit accrued	23
Prepaid expenses and other assets	86,220

Total Assets	11,148,254,701

LIABILITIES
Payable to broker for collateral for securities on loan	110,397,172
Payable for investments purchased	39,921,049
Unrealized depreciation on OTC forward foreign currency exchange contracts	30,433,481
Due to broker-variation margin futures	5,298,349
Management fee payable	2,690,568
Payable for Portfolio shares purchased	2,530,230
Unrealized depreciation on OTC swap agreements	2,215,375
Accrued expenses and other liabilities	1,982,043
Payable to affiliate	1,745,196
Due to broker-variation margin swaps and swaptions	545,223
Distribution fee payable	349,947
Unrealized depreciation on OTC cross currency exchange contracts	219,495
Trustees’ fees payable	23,209
Premiums received for OTC swap agreements	11,512
Affiliated transfer agent fee payable	808
Options written outstanding, at value (premiums received $7,530)	42

Total Liabilities	198,363,699

NET ASSETS	$10,949,891,002

Net assets were comprised of:
Partners’ Equity	$10,949,891,002

Net asset value and redemption price per share, $10,949,891,002 / 506,299,342 outstanding shares of beneficial interest	$21.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $3,681,618 foreign withholding tax, of which $491,125 is reimbursable by an affiliate)	$84,390,419
Interest income (net of $76,362 foreign withholding tax)	60,695,853
Affiliated dividend income	27,304,485
Income from securities lending, net (including affiliated income of $186,617)	339,275

Total income	172,730,032

EXPENSES
Management fee	58,858,948
Distribution fee	23,491,752
Custodian and accounting fees	1,017,200
Trustees’ fees	150,150
Legal fees and expenses	93,923
Audit fee	85,000
Shareholders’ reports	23,429
Transfer agent’s fees and expenses (including affiliated expense of $3,375)	7,928
Miscellaneous	149,533

Total expenses	83,877,863
Less: Fee waiver and/or expense reimbursement	(8,160,002)
Distribution fee waiver	(2,393,917)

Net expenses	73,323,944

NET INVESTMENT INCOME (LOSS)	99,406,088

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $72,221,955)	(316,480,693)
Net capital gain distributions received	22,473
In-kind transactions(1)	(217,206,299)
Futures transactions	(301,268,822)
Forward and cross currency contract transactions	53,746,743
Options written transactions	4,194,322
Swap agreements transactions	(24,561,526)
Foreign currency transactions	(31,403,223)

(832,957,025)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(325,687,546)) (net of change in foreign capital gains taxes $(3))	(1,140,974,156)
Futures	(48,006,057)
Forward and cross currency contracts	(15,712,891)
Options written	268,615
Swap agreements	(4,732,187)
Foreign currencies	1,891,823

(1,207,264,853)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(2,040,221,878)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,940,815,790)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$99,406,088	$10,345,489
Net realized gain (loss) on investment and foreign currency transactions	(832,979,498)	2,685,112,407
Net capital gain distributions received	22,473	49,267
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,207,264,853)	(1,322,432,041)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,940,815,790)	1,373,075,122

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [33,261,349 and 2,312,299 shares, respectively]	727,426,405	56,146,318
Portfolio shares issued in merger [147,785,958 and 0 shares, respectively]	3,314,839,041	—
Portfolio shares purchased [114,134,003 and 53,011,042 shares, respectively]	(2,499,954,589)	(1,297,803,409)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	1,542,310,857	(1,241,657,091)

TOTAL INCREASE (DECREASE)	(398,504,933)	131,418,031

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

	Year Ended December 31, 2022	Year Ended December 31, 2021
NET ASSETS:
Beginning of year	11,348,395,935	11,216,977,904

End of year	$10,949,891,002	$11,348,395,935

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a) :
Net Asset Value, beginning of year	$25.83	$22.89	$20.48	$17.15		$18.04

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.02	(0.01)	0.02		0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.44)	2.92	2.42	3.31		(0.90)

Total from investment operations	(4.20)	2.94	2.41	3.33		(0.89)

Capital Contributions	—	—	—	—	(b)(c)	—

Net Asset Value, end of year	$21.63	$25.83	$22.89	$20.48		$17.15

Total Return(d)	(16.26)%	12.84%	11.77%	19.42	%(e)	(4.93)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10,950	$11,348	$11,217	$11,118		$9,755
Average net assets (in millions)	$9,397	$11,379	$10,268	$10,760		$11,074
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.78%	0.46%	0.16%	0.16%		0.16%
Expenses before waivers and/or expense reimbursement	0.89%	0.57%	0.16%	0.16%		0.16%
Net investment income (loss)	1.06%	0.09%	(0.06)%	0.09%		0.06%
Portfolio turnover rate(g)	76%	83%	45%	24%		15%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST GLOBAL BOND PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 90.1%
ASSET-BACKED SECURITIES — 4.5%
Cayman Islands — 2.9%
Atlas Senior Loan Fund,
Series 2019-14A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
3.870%(c)	07/20/32	639	$619,148
Bain Capital Credit CLO Ltd.,
Series 2017-02A, Class BR2, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
5.958%(c)	07/25/34	544	521,954
Series 2021-04A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.413%(c)	10/20/34	322	313,545
CarVal CLO Ltd.,
Series 2019-01A, Class ANR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.353%(c)	04/20/32	472	461,902
CIFC Funding Ltd.,
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.194%(c)	04/18/31	355	349,502
Halsey Point CLO Ltd.,
Series 2019-01A, Class A1A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
5.593%(c)	01/20/33	591	581,067
Series 2020-03A, Class A1A, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
5.865%(c)	11/30/32	1,418	1,399,110
ICG US CLO Ltd.,
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.367%(c)	10/19/28	386	380,239
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 0.000%)
5.338%(c)	04/21/31	591	584,363
Jamestown CLO Ltd.,
Series 2018-06RA, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.508%(c)	04/25/30	250	245,378
Magnetite Ltd.,
Series 2015-16A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
4.994%(c)	01/18/28	297	295,143
Mountain View CLO LLC,
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)
5.371%(c)	04/14/33	700	677,438
Nassau Ltd.,
Series 2019-IIA, Class AN, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
5.529%(c)	10/15/32	355	344,705
OZLM Ltd.,
Series 2018-18A, Class A, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.099%(c)	04/15/31	497	484,926
Palmer Square CLO Ltd.,
Series 2021-04A, Class A, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.249%(c)	10/15/34	250	243,659

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Cayman Islands (cont’d.)
Parallel Ltd.,
Series 2020-01A, Class A2R, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
6.093%(c)	07/20/34	296	$286,459
Regatta Funding Ltd.,
Series 2021-05A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.393%(c)	01/20/35	250	243,220
Sound Point CLO Ltd.,
Series 2013-02RA, Class A1, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
5.029%(c)	04/15/29	311	307,341
Trysail CLO Ltd.,
Series 2021-01A, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
5.563%(c)	07/20/32	709	698,083
Venture CLO Ltd.,
Series 2020-39A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
5.359%(c)	04/15/33	316	306,364

			9,343,546

United States — 1.6%
Affirm Asset Securitization Trust,
Series 2021-Z01, Class A, 144A
1.070%	08/15/25	75	73,332
Series 2021-Z02, Class A, 144A
1.170%	11/16/26	254	243,474
BHG Securitization Trust,
Series 2021-B, Class A, 144A
0.900%	10/17/34	57	53,769
Series 2022-A, Class A, 144A
1.710%	02/20/35	437	408,122
CFMT LLC,
Series 2021-AL01, Class B, 144A
1.390%	09/22/31	233	220,914
Chesapeake Funding II LLC,
Series 2021-01A, Class A1, 144A
0.470%	04/15/33	181	177,956
Countrywide Asset-Backed Certificates Trust,
Series 2007-09, Class 1A, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
4.589%(c)	06/25/47	71	60,080
Series 2007-BC01, Class 2A4, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.230%)
4.619%(c)	05/25/37	82	76,111
Credit Acceptance Auto Loan Trust,
Series 2021-02A, Class A, 144A
0.960%	02/15/30	316	303,896
Series 2021-03A, Class A, 144A
1.000%	05/15/30	390	372,513
Credit-Based Asset Servicing & Securitization LLC,
Series 2005-CB08, Class AF3
3.221%(cc)	12/25/35	15	14,937
ECMC Group Student Loan Trust,
Series 2017-01A, Class A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
5.589%(c)	12/27/66	256	247,469

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Exeter Automobile Receivables Trust,
Series 2018-03A, Class D, 144A
4.350%	06/17/24	22	$22,155
Series 2020-01A, Class D, 144A
2.730%	12/15/25	347	340,350
Flagship Credit Auto Trust,
Series 2020-04, Class A, 144A
0.530%	04/15/25	5	4,671
Series 2021-01, Class A, 144A
0.310%	06/16/25	63	62,294
Ford Credit Floorplan Master Owner Trust A,
Series 2020-01, Class D
2.120%	09/15/25	166	158,911
Ladder Capital Commercial Mortgage Securities Trust,
Series 2021-FL02, Class A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.518%(c)	12/13/38	183	177,223
Lehman XS Trust,
Series 2007-03, Class 1BA2, 6 Month LIBOR + 0.500% (Cap N/A, Floor 0.500%)
5.709%(c)	03/25/37	55	52,848
Marlette Funding Trust,
Series 2021-03A, Class A, 144A
0.650%	12/15/31	69	67,771
Series 2022-02A, Class A, 144A
4.250%	08/15/32	87	86,033
Navient Student Loan Trust,
Series 2017-02A, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
5.439%(c)	12/27/66	94	92,502
Nelnet Student Loan Trust,
Series 2021-CA, Class B, 144A
2.530%	04/20/62	169	131,450
Santander Drive Auto Receivables Trust,
Series 2020-04, Class C
1.010%	01/15/26	132	130,370
SLM Student Loan Trust,
Series 2003-01, Class A5A, 144A, 3 Month LIBOR + 0.110% (Cap N/A, Floor 0.000%)
4.879%(c)	12/15/32	160	142,264
Soundview Home Loan Trust,
Series 2007-OPT01, Class 1A1, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
4.589%(c)	06/25/37	110	78,707
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC02, Class A1, 1 Month LIBOR + 0.155% (Cap N/A, Floor 0.155%)
4.544%(c)	09/25/36	63	39,324
Upstart Securitization Trust,
Series 2021-04, Class A, 144A
0.840%	09/20/31	206	199,298
Westlake Automobile Receivables Trust,
Series 2019-02A, Class E, 144A
4.020%	04/15/25	285	283,849
Series 2021-02A, Class A2A, 144A
0.320%	04/15/25	60	58,907
Series 2021-02A, Class B, 144A
0.620%	07/15/26	123	118,733

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Wheels SPV 2 LLC,
Series 2021-01A, Class A, 144A, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.000%)
4.633%(c)	08/20/29		430	$424,654

				4,924,887

TOTAL ASSET-BACKED SECURITIES (cost $14,662,191)				14,268,433

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.6%
United States
225 Liberty Street Trust,
Series 2016-225L, Class E, 144A
4.649%(cc)	02/10/36		137	111,089
Ashford Hospitality Trust,
Series 2018-KEYS, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.318%(c)	06/15/35		209	201,198
BANK,
Series 2019-BN19, Class D, 144A
3.000%	08/15/61		24	15,282
Series 2022-BNK40, Class A4
3.394%(cc)	03/15/64		250	219,684
Barclays Commercial Mortgage Securities Trust,
Series 2022-C17, Class AS
4.971%(cc)	09/15/55		250	235,601
BHP Trust,
Series 2019-BXHP, Class C, 144A, 1 Month LIBOR + 1.522% (Cap N/A, Floor 1.522%)
5.840%(c)	08/15/36		92	87,772
BX Trust,
Series 2022-PSB, Class A, 144A, 1 Month SOFR + 2.451% (Cap N/A, Floor 2.451%)
6.787%(c)	08/15/39		198	197,323
DBWF Mortgage Trust,
Series 2018-GLKS, Class A, 144A, 1 Month LIBOR + 1.030% (Cap N/A, Floor 1.030%)
5.469%(c)	12/19/30		319	310,062
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41		313	248,598
Wells Fargo Commercial Mortgage Trust,
Series 2022-C62, Class A4
4.000%(cc)	04/15/55		250	226,663

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,056,695)				1,853,272

CORPORATE BONDS — 29.7%
Australia — 0.6%
Commonwealth Bank of Australia,
Covered Bonds
0.125%	10/15/29	EUR	345	293,742
Sub. Notes, 144A
3.784%	03/14/32		245	200,430
Sub. Notes, 144A, MTN
3.610%(ff)	09/12/34		243	201,202

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Australia (cont’d.)
Glencore Capital Finance DAC,
Gtd. Notes, EMTN
1.125%	03/10/28	EUR	183	$161,219
Glencore Funding LLC,
Gtd. Notes, 144A
1.625%	04/27/26		76	67,264
4.125%	05/30/23		111	110,416
4.125%	03/12/24		114	112,042
4.625%	04/29/24		135	133,296
Macquarie Bank Ltd.,
Sub. Notes, 144A
3.052%(ff)	03/03/36		285	206,129
National Australia Bank Ltd.,
Covered Bonds
0.010%	01/06/29	EUR	345	299,775

				1,785,515

Austria — 0.0%
Erste Group Bank AG,
Sub. Notes, EMTN
1.625%(ff)	09/08/31	EUR	100	92,451

Belgium — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.700%	02/01/36		65	61,280
Anheuser-Busch InBev SA,
Gtd. Notes, EMTN
2.700%	03/31/26	EUR	105	109,678
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.000%	04/13/28		75	71,586
4.350%	06/01/40		115	101,625
4.439%	10/06/48		50	42,796
4.500%	06/01/50		100	88,375

				475,340

Bermuda — 0.0%
Bacardi Ltd.,
Gtd. Notes, 144A
4.700%	05/15/28		154	147,494

Brazil — 0.1%
Globo Comunicacao e Participacoes SA,
Sr. Unsec’d. Notes, 144A
4.875%	01/22/30		200	166,787
OEC Finance Ltd.,
Gtd. Notes, 144A, Cash coupon 7.125% or PIK N/A
7.125%	12/26/46		1,225	29,699
Suzano Austria GmbH,
Gtd. Notes
3.750%	01/15/31		145	121,057
Vale Overseas Ltd.,
Gtd. Notes
6.250%	08/10/26		12	12,385

				329,928

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Canada — 3.2%
Bank of Montreal,
Covered Bonds, EMTN
0.125%	01/26/27	EUR	330	$309,147
Bank of Nova Scotia (The),
Covered Bonds
0.010%	01/14/27	EUR	227	211,825
Sr. Unsec’d. Notes
3.450%	04/11/25		130	125,117
5.250%	12/06/24		190	190,289
Bell Telephone Co. of Canada or Bell Canada (The),
Gtd. Notes
5.850%	11/10/32	CAD	120	92,365
Gtd. Notes, MTN
3.000%	03/17/31	CAD	31	19,661
Canadian Pacific Railway Co.,
Gtd. Notes
2.450%	12/02/31		35	29,037
3.000%	12/02/41		20	15,075
3.100%	12/02/51		10	6,805
CDP Financial, Inc.,
Gtd. Notes, 144A
1.125%	04/06/27	EUR	1,186	1,153,910
CPPIB Capital, Inc.,
Gtd. Notes, 144A
3.250%	06/15/27		695	659,141
Gtd. Notes, EMTN
0.250%	04/06/27	EUR	1,133	1,064,795
Enbridge Pipelines, Inc.,
Sr. Unsec’d. Notes, MTN
2.820%	05/12/31	CAD	54	33,191
Enbridge, Inc.,
Gtd. Notes, MTN
6.100%	11/09/32	CAD	52	40,301
OMERS Finance Trust,
Gtd. Notes, 144A
3.500%	04/19/32		635	574,336
Ontario Teachers’ Finance Trust,
Gtd. Notes
0.500%	05/06/25	EUR	1,132	1,131,679
Gtd. Notes, 144A
1.250%	09/27/30		854	668,430
1.850%	05/03/32	EUR	454	415,808
2.000%	04/16/31		1,251	1,030,930
Gtd. Notes, EMTN
0.100%	05/19/28	EUR	1,421	1,265,968
0.900%	05/20/41	EUR	424	288,697
PSP Capital, Inc.,
Gtd. Notes, 144A
1.625%	10/26/28		630	536,405
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
6.850%	06/01/39		128	134,669
TELUS Corp.,
Sr. Unsec’d. Notes
5.250%	11/15/32	CAD	152	111,418

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Canada (cont’d.)
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
5.330%	05/12/32		CAD	150	$110,194
6.200%	10/15/37			75	76,338

					10,295,531

Cayman Islands — 0.0%
Odebrecht Holdco Finance Ltd.,
Gtd. Notes, 144A
8.884%(s)	09/10/58			1,224	1,469

Chile — 0.1%
Corp. Nacional del Cobre de Chile,
Sr. Unsec’d. Notes
3.150%	01/14/30			200	175,787
Empresa Nacional de Telecomunicaciones SA,
Sr. Unsec’d. Notes, 144A
3.050%	09/14/32			150	119,325

					295,112

China — 0.2%
NXP BV/NXP Funding LLC/NXP USA, Inc.,
Gtd. Notes
3.250%	11/30/51			155	96,274
Prosus NV,
Sr. Unsec’d. Notes, EMTN
4.027%	08/03/50			200	126,850
Tencent Holdings Ltd.,
Sr. Unsec’d. Notes, EMTN
3.840%	04/22/51			200	141,750
Weibo Corp.,
Sr. Unsec’d. Notes
3.375%	07/08/30			200	152,413

					517,287

Denmark — 0.3%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A
4.298%(ff)	04/01/28			550	505,601
Sr. Unsec’d. Notes, EMTN
0.750%(ff)	06/09/29		EUR	200	174,227
Orsted A/S,
Sr. Unsec’d. Notes, EMTN
4.875%	01/12/32		GBP	109	128,693

					808,521

Finland — 0.0%
Citycon OYJ,
Jr. Sub. Notes
3.625%(ff)	06/10/26	(oo)	EUR	250	128,920

France — 1.8%
BNP Paribas SA,
Jr. Sub. Notes
4.625%(ff)	02/25/31	(oo)		200	154,072
Sr. Unsec’d. Notes
1.875%	12/14/27		GBP	100	101,259
Sr. Unsec’d. Notes, 144A
3.375%	01/09/25			266	256,192

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
France (cont’d.)
Sr. Unsec’d. Notes, EMTN
0.500%(ff)	01/19/30		EUR	200	$168,309
Sub. Notes, 144A, MTN
4.375%(ff)	03/01/33			224	197,592
BPCE SA,
Sr. Unsec’d. Notes, 144A
1.652%(ff)	10/06/26			430	381,100
4.000%	09/12/23			590	582,007
Cie de Financement Foncier SA,
Covered Bonds
0.750%	01/11/28		EUR	200	188,502
Credit Agricole Assurances SA,
Sub. Notes
4.750%(ff)	09/27/48		EUR	200	206,130
Credit Agricole Home Loan SFH SA,
Covered Bonds, EMTN
0.500%	02/19/26		EUR	400	391,921
Dexia Credit Local SA,
Gov’t. Liquid Gtd. Notes, EMTN
0.000%	01/21/28		EUR	400	363,658
Electricite de France SA,
Jr. Sub. Notes
2.875%(ff)	12/15/26	(oo)	EUR	400	349,219
Sr. Unsec’d. Notes, EMTN
5.875%	07/18/31		GBP	100	120,417
Orange SA,
Sr. Unsec’d. Notes, EMTN
1.625%	04/07/32		EUR	200	179,596
RCI Banque SA,
Sr. Unsec’d. Notes, EMTN
2.000%	07/11/24		EUR	599	623,341
4.750%	07/06/27		EUR	150	159,639
Societe Generale SA,
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26			257	223,730
2.797%(ff)	01/19/28			330	288,084
Suez SACA,
Sr. Unsec’d. Notes, EMTN
1.875%	05/24/27		EUR	200	193,907
2.875%	05/24/34		EUR	300	269,195
Technip Energies NV,
Sr. Unsec’d. Notes
1.125%	05/28/28		EUR	225	194,903
TotalEnergies SE,
Jr. Sub. Notes, Series NC7, EMTN
1.625%(ff)	10/25/27	(oo)	EUR	235	203,676

					5,796,449

Germany — 1.1%
Allianz SE,
Sub. Notes, EMTN
2.121%(ff)	07/08/50		EUR	100	86,210
Bayer US Finance II LLC,
Gtd. Notes, 144A
4.250%	12/15/25			243	235,976

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Germany (cont’d.)
Deutsche Bank AG,
Sr. Unsec’d. Notes
2.129%(ff)	11/24/26			168	$148,105
Sr. Unsec’d. Notes, EMTN
1.750%(ff)	11/19/30		EUR	100	83,795
Sr. Unsec’d. Notes, Series E
0.962%	11/08/23			200	192,582
Sub. Notes, EMTN
4.500%	05/19/26		EUR	100	105,176
Deutsche Telekom International Finance BV,
Gtd. Notes, EMTN
8.875%	11/27/28		GBP	63	90,679
E.ON International Finance BV,
Gtd. Notes, EMTN
6.250%	06/03/30		GBP	105	131,886
Kreditanstalt fuer Wiederaufbau,
Gov’t. Gtd. Notes
0.375%	04/23/25		EUR	396	399,826
Gov’t. Gtd. Notes, MTN
4.100%	02/20/26		AUD	559	379,406
Landwirtschaftliche Rentenbank,
Gov’t. Gtd. Notes, EMTN
0.000%	11/27/29		EUR	291	252,783
Mercedes-Benz Finance North America LLC,
Gtd. Notes, 144A
5.375%	11/26/25			190	191,106
Volkswagen Bank GmbH,
Sr. Unsec’d. Notes, EMTN
1.250%	06/10/24		EUR	400	410,888
Volkswagen International Finance NV,
Gtd. Notes
3.500%(ff)	06/17/25	(oo)	EUR	100	98,847
Volkswagen Leasing GmbH,
Gtd. Notes, EMTN
1.000%	02/16/23		EUR	150	160,144
Wintershall Dea Finance BV,
Gtd. Notes
1.823%	09/25/31		EUR	200	157,667
ZF Finance GmbH,
Gtd. Notes, EMTN
2.000%	05/06/27		EUR	200	174,473
3.750%	09/21/28		EUR	200	179,277

					3,478,826

India — 0.1%
Adani Transmission Ltd.,
Sr. Sec’d. Notes
4.000%	08/03/26			200	177,812

Ireland — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
2.450%	10/29/26			150	131,057
3.000%	10/29/28			150	125,628
AIB Group PLC,
Jr. Sub. Notes
6.250%(ff)	06/23/25	(oo)	EUR	200	199,950

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Ireland (cont’d.)
Sr. Unsec’d. Notes, EMTN
0.500%(ff)	11/17/27		EUR	185	$167,413
Avolon Holdings Funding Ltd.,
Gtd. Notes, 144A
3.950%	07/01/24			64	61,257
Bank of Ireland Group PLC,
Sub. Notes, EMTN
1.375%(ff)	08/11/31		EUR	204	183,570

					868,875

Israel — 0.0%
Leviathan Bond Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	06/30/25			68	66,504

Italy — 0.3%
Enel SpA,
Jr. Sub. Notes, Series 6.5Y
1.375%(ff)	06/08/27	(oo)	EUR	263	221,934
Eni SpA,
Jr. Sub. Notes, Series NC9
3.375%(ff)	07/13/29	(oo)	EUR	150	132,859
Intesa Sanpaolo SpA,
Sub. Notes, 144A, MTN
5.017%	06/26/24			300	289,830
Rimini Bidco SpA,
Sr. Sec’d. Notes, 144A, 3 Month EURIBOR + 5.250% (Cap N/A, Floor 5.250%)
7.296%(c)	12/14/26		EUR	180	170,723
UniCredit SpA,
Sr. Unsec’d. Notes, 144A
1.982%(ff)	06/03/27			247	210,965

					1,026,311

Japan — 0.2%
Development Bank of Japan, Inc.,
Sr. Unsec’d. Notes, GMTN
0.010%	10/15/24		EUR	364	366,514
Mizuho Financial Group, Inc.,
Sr. Unsec’d. Notes
3.153%(ff)	07/16/30			200	171,099

					537,613

Luxembourg — 0.2%
ArcelorMittal SA,
Sr. Unsec’d. Notes
4.250%	07/16/29			100	89,428
Blackstone Property Partners Europe Holdings Sarl,
Sr. Unsec’d. Notes, EMTN
1.000%	05/04/28		EUR	119	92,472
1.250%	04/26/27		EUR	100	83,291
2.000%	02/15/24		EUR	119	120,699
Logicor Financing Sarl,
Gtd. Notes, EMTN
2.250%	05/13/25		EUR	124	120,770
3.250%	11/13/28		EUR	130	116,928

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Luxembourg (cont’d.)
Vivion Investments Sarl,
Sr. Unsec’d. Notes
3.000%	08/08/24		EUR	200	$164,300

					787,888

Malaysia — 0.1%
Petronas Capital Ltd.,
Gtd. Notes, 144A, MTN
3.500%	04/21/30			200	182,388

Mexico — 0.2%
America Movil SAB de CV,
Sr. Unsec’d. Notes
2.875%	05/07/30			200	170,162
Braskem Idesa SAPI,
Sr. Sec’d. Notes, 144A
6.990%	02/20/32			200	142,500
Comision Federal de Electricidad,
Gtd. Notes
4.688%	05/15/29			200	175,975
Sigma Alimentos SA de CV,
Gtd. Notes
4.125%	05/02/26			300	283,744

					772,381

Netherlands — 1.3%
ABN AMRO Bank NV,
Covered Bonds, EMTN
0.400%	09/17/41		EUR	300	190,993
Sr. Unsec’d. Notes, 144A
1.542%(ff)	06/16/27			400	343,654
BNG Bank NV,
Sr. Unsec’d. Notes, EMTN
0.750%	01/24/29		EUR	135	125,447
Sr. Unsec’d. Notes, MTN
3.500%	07/19/27		AUD	581	377,279
Cooperatieve Rabobank UA,
Covered Bonds, EMTN
0.125%	12/01/31		EUR	1,000	809,840
Jr. Sub. Notes
4.375%(ff)	06/29/27	(oo)	EUR	200	190,051
ING Groep NV,
Sr. Unsec’d. Notes
0.250%(ff)	02/01/30		EUR	300	248,766
3.869%(ff)	03/28/26			200	192,069
Nederlandse Waterschapsbank NV,
Sr. Unsec’d. Notes, EMTN
0.000%	11/16/26		EUR	1,569	1,492,835
Shell International Finance BV,
Gtd. Notes
2.875%	11/26/41			20	14,556
TenneT Holding BV,
Sr. Unsec’d. Notes, EMTN
4.750%	10/28/42		EUR	125	140,963

					4,126,453

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Norway — 0.1%
DNB Boligkreditt A/S,
Covered Bonds, EMTN
0.625%	06/19/25	EUR	138	$138,379
Equinor ASA,
Gtd. Notes
2.875%	04/06/25		110	105,374
Var Energi ASA,
Sr. Unsec’d. Notes, 144A
8.000%	11/15/32		200	206,132

				449,885

Panama — 0.1%
ENA Master Trust,
Sr. Sec’d. Notes, 144A
4.000%	05/19/48		323	216,612

Peru — 0.0%
Volcan Cia Minera SAA,
Sr. Unsec’d. Notes, 144A
4.375%	02/11/26		20	17,198

Portugal — 0.0%
EDP - Energias de Portugal SA,
Jr. Sub. Notes, Series NC5
1.500%(ff)	03/14/82	EUR	100	86,834

Qatar — 0.1%
Ooredoo International Finance Ltd.,
Gtd. Notes, 144A, MTN
2.625%	04/08/31		200	171,500

Saudi Arabia — 0.1%
EIG Pearl Holdings Sarl,
Sr. Sec’d. Notes, 144A
3.545%	08/31/36		400	335,450

South Africa — 0.1%
Anglo American Capital PLC,
Gtd. Notes, 144A
2.875%	03/17/31		200	163,725
Gtd. Notes, EMTN
4.750%	09/21/32	EUR	235	245,711

				409,436

Spain — 0.3%
Banco Santander SA,
Sr. Unsec’d. Notes
4.175%(ff)	03/24/28		200	185,252
Sub. Notes
2.749%	12/03/30		200	151,599
CaixaBank SA,
Covered Bonds
1.000%	09/25/25	EUR	100	100,020
Sr. Unsec’d. Notes, EMTN
0.375%(ff)	11/18/26	EUR	200	189,766
1.500%(ff)	12/03/26	GBP	100	105,553
FCC Aqualia SA,
Sr. Sec’d. Notes
2.629%	06/08/27	EUR	183	178,267

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Spain (cont’d.)
Iberdrola International BV,
Gtd. Notes, Series NC6
1.450%(ff)	11/09/26	(oo)	EUR	100	$90,641

					1,001,098

Supranational Bank — 0.7%
African Export-Import Bank (The),
Sr. Unsec’d. Notes, 144A
2.634%	05/17/26			219	194,363
European Investment Bank,
Sr. Unsec’d. Notes, EMTN
1.125%	09/15/36		EUR	422	346,913
3.000%	10/14/33		EUR	405	426,776
Sr. Unsec’d. Notes, MTN
0.750%	07/15/27		AUD	280	162,221
1.800%	01/19/27		AUD	365	224,979
Inter-American Development Bank,
Sr. Unsec’d. Notes, MTN
2.700%	01/29/26		AUD	80	51,959
4.250%	06/11/26		AUD	183	124,549
Unsec’d. Notes, MTN
2.500%	04/14/27		AUD	110	69,159
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, EMTN
0.010%	04/24/28		EUR	140	127,502
Sr. Unsec’d. Notes, GMTN
0.000%	01/15/27		EUR	162	153,373
Sr. Unsec’d. Notes, MTN
3.000%	10/19/26		AUD	105	68,361
International Finance Corp.,
Sr. Unsec’d. Notes
4.450%	05/14/27		AUD	272	185,654

					2,135,809

Sweden — 0.2%
Heimstaden Bostad AB,
Sr. Unsec’d. Notes, EMTN
1.125%	01/21/26		EUR	124	110,542
Samhallsbyggnadsbolaget i Norden AB,
Jr. Sub. Notes
2.625%(ff)	12/14/25	(oo)	EUR	295	117,816
SBB Treasury OYJ,
Gtd. Notes, EMTN
0.750%	12/14/28		EUR	190	129,501
Swedbank AB,
Jr. Sub. Notes, Series NC5
5.625%(ff)	09/17/24	(oo)		200	191,000
Verisure Holding AB,
Sr. Sec’d. Notes, 144A
3.250%	02/15/27		EUR	100	92,612

					641,471

Switzerland — 0.5%
Alcon Finance Corp.,
Gtd. Notes, 144A
5.375%	12/06/32			200	201,830

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Switzerland (cont’d.)
Credit Suisse Group AG,
Jr. Sub. Notes
7.500%(ff)	07/17/23	(oo)		200	$159,000
Sr. Unsec’d. Notes
2.875%(ff)	04/02/32		EUR	100	76,895
Sr. Unsec’d. Notes, 144A
6.537%(ff)	08/12/33			250	219,157
Sr. Unsec’d. Notes, EMTN
0.625%	01/18/33		EUR	200	117,560
0.650%(ff)	01/14/28		EUR	148	117,897
1.000%(ff)	06/24/27		EUR	100	83,838
3.250%(ff)	04/02/26		EUR	107	102,585
UBS Group AG,
Sr. Unsec’d. Notes, 144A
2.746%(ff)	02/11/33			325	250,572
Sr. Unsec’d. Notes, 144A, SOFR + 1.580%
5.706%(c)	05/12/26			305	307,389

					1,636,723

United Arab Emirates — 0.1%
Galaxy Pipeline Assets Bidco Ltd.,
Sr. Sec’d. Notes
2.940%	09/30/40			290	231,931
Sr. Sec’d. Notes, 144A
2.160%	03/31/34			185	156,961

					388,892

United Kingdom — 2.5%
Allwyn Entertainment Financing UK PLC,
Sr. Sec’d. Notes, 144A, 3 Month EURIBOR + 4.125% (Cap N/A, Floor 4.125%)
5.887%(c)	02/15/28		EUR	170	175,880
Anglian Water Services Financing PLC,
Sr. Sec’d. Notes, EMTN
2.750%	10/26/29		GBP	100	104,406
AstraZeneca PLC,
Sr. Unsec’d. Notes
4.375%	08/17/48			50	44,629
6.450%	09/15/37			140	158,355
Aviva PLC,
Sub. Notes
6.125%(ff)	11/14/36		GBP	60	72,363
Barclays PLC,
Sr. Unsec’d. Notes
1.106%(ff)	05/12/32		EUR	340	266,869
2.279%(ff)	11/24/27			200	173,047
7.437%(ff)	11/02/33			200	209,605
Sr. Unsec’d. Notes, EMTN
3.375%(ff)	04/02/25		EUR	148	156,719
BP Capital Markets PLC,
Gtd. Notes
3.250%(ff)	03/22/26	(oo)	EUR	315	309,436
3.625%(ff)	03/22/29	(oo)	EUR	100	91,624
British American Tobacco PLC,
Sub. Notes, Series 5.25
3.000%(ff)	09/27/26	(oo)	EUR	197	162,628

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom (cont’d.)
British Telecommunications PLC,
Gtd. Notes, EMTN
1.125%	09/12/29	EUR	100	$88,617
Sr. Unsec’d. Notes
9.625%	12/15/30		66	79,118
Cadent Finance PLC,
Gtd. Notes, EMTN
0.625%	03/19/30	EUR	155	130,050
CK Hutchison Group Telecom Finance SA,
Gtd. Notes
1.125%	10/17/28	EUR	235	208,148
Diageo Capital PLC,
Gtd. Notes
5.300%	10/24/27		390	399,518
Direct Line Insurance Group PLC,
Jr. Sub. Notes
4.750%(ff)	12/07/27(oo)	GBP	238	210,942
Heathrow Funding Ltd.,
Sr. Sec’d. Notes, EMTN
1.500%	02/11/30	EUR	261	226,832
6.450%	12/10/31	GBP	100	124,066
HSBC Holdings PLC,
Sr. Unsec’d. Notes
5.210%(ff)	08/11/28		200	192,906
7.336%(ff)	11/03/26		200	207,596
Imperial Brands Finance PLC,
Gtd. Notes, EMTN
3.375%	02/26/26	EUR	100	103,740
Lloyds Banking Group PLC,
Sub. Notes
7.953%(ff)	11/15/33		200	212,291
Motion Finco Sarl,
Sr. Sec’d. Notes
7.000%	05/15/25	EUR	110	116,940
National Grid Electricity Distribution East Midlands PLC,
Sr. Unsec’d. Notes, EMTN
3.530%	09/20/28	EUR	210	218,850
National Grid Gas PLC,
Sr. Unsec’d. Notes, EMTN
1.125%	01/14/33	GBP	100	78,588
National Grid PLC,
Sr. Unsec’d. Notes, EMTN
0.250%	09/01/28	EUR	300	259,980
NatWest Group PLC,
Jr. Sub. Notes
5.125%(ff)	05/12/27(oo)	GBP	340	344,012
Sr. Unsec’d. Notes
7.472%(ff)	11/10/26		220	230,315
Sub. Notes
3.622%(ff)	08/14/30	GBP	340	378,221
New England Power Co.,
Sr. Unsec’d. Notes, 144A
2.807%	10/06/50		87	53,178
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes
1.089%(ff)	03/15/25		214	199,854
1.532%(ff)	08/21/26		214	188,114

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom (cont’d.)
6.833%(ff)	11/21/26			445	$451,062
Southern Gas Networks PLC,
Insured Notes, Series A7, EMTN
4.875%	03/21/29		GBP	100	118,007
Standard Chartered PLC,
Jr. Sub. Notes, 144A, 3 Month LIBOR + 1.510%
5.925%(c)	01/30/27	(oo)		200	154,000
Sr. Unsec’d. Notes, 144A
1.456%(ff)	01/14/27			319	276,950
Stonegate Pub Co. Financing PLC,
Sr. Sec’d. Notes
8.250%	07/31/25		GBP	100	109,010
Thames Water Utilities Finance PLC,
Sr. Sec’d. Notes, EMTN
6.750%	11/16/28		GBP	100	126,988
Virgin Money UK PLC,
Jr. Sub. Notes
9.250%(ff)	06/08/24	(oo)	GBP	200	240,639
Vodafone Group PLC,
Sr. Unsec’d. Notes, EMTN
1.625%	11/24/30		EUR	275	247,645

					7,901,738

United States — 14.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.600%	11/21/24			263	251,802
4.050%	11/21/39			31	26,549
4.250%	11/21/49			44	36,985
Air Lease Corp.,
Sr. Unsec’d. Notes
3.875%	07/03/23			327	324,191
Aircastle Ltd.,
Sr. Unsec’d. Notes
4.125%	05/01/24			40	38,782
4.400%	09/25/23			120	118,773
5.000%	04/01/23			8	7,988
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	02/15/23			87	86,490
Ally Financial, Inc.,
Sr. Unsec’d. Notes
7.100%	11/15/27			75	76,464
Altria Group, Inc.,
Gtd. Notes
3.125%	06/15/31		EUR	203	179,345
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.950%	04/13/52			40	33,510
Ameren Illinois Co.,
First Mortgage
5.900%	12/01/52			65	71,495
American International Group, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/26			150	145,097

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
American Medical Systems Europe BV,
Gtd. Notes
0.750%	03/08/25	EUR	250	$250,975
American Tower Corp.,
Sr. Unsec’d. Notes
0.450%	01/15/27	EUR	125	114,483
0.500%	01/15/28	EUR	190	166,626
3.000%	06/15/23		425	420,642
3.500%	01/31/23		550	549,378
4.400%	02/15/26		57	55,587
American Water Capital Corp.,
Sr. Unsec’d. Notes
2.300%	06/01/31		105	86,263
2.800%	05/01/30		87	75,246
3.250%	06/01/51		53	37,965
3.450%	05/01/50		14	10,336
4.200%	09/01/48		50	41,906
Amgen, Inc.,
Sr. Unsec’d. Notes
4.200%	03/01/33		100	92,797
Apple, Inc.,
Sr. Unsec’d. Notes
2.800%	02/08/61		24	15,400
3.450%	02/09/45		76	61,164
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC,
Sr. Unsec’d. Notes, 144A
3.000%	09/01/29	EUR	115	89,482
AT&T, Inc.,
Sr. Unsec’d. Notes
1.600%	05/19/28	EUR	102	96,741
2.550%	12/01/33		85	65,365
3.500%	06/01/41		115	85,827
3.500%	09/15/53		250	170,092
3.550%	09/15/55		6	4,053
3.650%	09/15/59		53	35,879
4.750%	05/15/46		50	42,668
5.200%	11/18/33	GBP	100	117,583
AutoNation, Inc.,
Gtd. Notes
3.800%	11/15/27		81	73,595
Sr. Unsec’d. Notes
3.850%	03/01/32		8	6,394
4.750%	06/01/30		21	18,792
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
1.950%	01/30/26		82	71,435
1.950%	09/20/26		63	53,241
3.500%	11/01/27		23	20,126
4.125%	08/01/25		5	4,646
4.375%	01/30/24		33	32,205
4.875%	10/01/25		14	13,189
5.500%	12/15/24		91	89,276
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
4.550%	06/01/52		10	8,944

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Bank of America Corp.,
Sr. Unsec’d. Notes
2.972%(ff)	02/04/33		333	$268,503
4.571%(ff)	04/27/33		194	177,752
4.827%(ff)	07/22/26		165	163,150
Sr. Unsec’d. Notes, MTN
2.884%(ff)	10/22/30		195	163,801
3.194%(ff)	07/23/30		223	191,923
3.559%(ff)	04/23/27		86	80,583
4.271%(ff)	07/23/29		104	97,142
Sub. Notes
2.482%(ff)	09/21/36		95	70,035
Bank of New York Mellon (The),
Sr. Unsec’d. Notes, MTN
5.224%(ff)	11/21/25		250	249,791
Baxter International, Inc.,
Sr. Unsec’d. Notes
0.868%	12/01/23		150	144,268
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24		159	155,115
Berry Global, Inc.,
Sr. Sec’d. Notes
1.500%	01/15/27	EUR	100	95,134
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26		149	135,429
3.250%	02/01/35		19	14,430
3.375%	06/15/46		15	9,733
3.625%	02/01/31		50	43,762
5.150%	05/01/30		107	104,354
5.705%	05/01/40		25	23,800
5.805%	05/01/50		100	93,040
5.930%	05/01/60		60	55,096
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		72	55,884
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
4.250%	05/15/29	EUR	285	305,794
4.500%	11/15/31	EUR	530	573,036
4.625%	04/13/30		50	48,381
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		137	117,823
Boston Scientific Corp.,
Sr. Unsec’d. Notes
0.625%	12/01/27	EUR	165	151,718
2.650%	06/01/30		26	22,306
BP Capital Markets America, Inc.,
Gtd. Notes
2.939%	06/04/51		58	38,293
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40		80	54,912
3.550%	03/15/42		40	32,528
3.700%	03/15/52		35	27,329

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
3.900%	03/15/62		10	$7,809
4.250%	10/26/49		35	30,271
Broadcom, Inc.,
Gtd. Notes
4.300%	11/15/32		55	48,556
Gtd. Notes, 144A
1.950%	02/15/28		122	103,122
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35		333	244,308
3.469%	04/15/34		64	50,742
4.150%	04/15/32		227	199,536
4.926%	05/15/37		50	43,702
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
5.125%	10/11/32		150	150,413
Carnival Corp.,
Sr. Sec’d. Notes, 144A
4.000%	08/01/28		114	92,529
Carnival PLC,
Gtd. Notes
1.000%	10/28/29	EUR	167	72,516
Centene Corp.,
Sr. Unsec’d. Notes
2.500%	03/01/31		100	78,237
2.625%	08/01/31		75	58,909
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44		85	76,264
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series I
4.000%(ff)	06/01/26(oo)		179	155,220
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.500%	02/01/24		135	133,371
4.800%	03/01/50		129	94,393
4.908%	07/23/25		41	40,209
5.125%	07/01/49		76	57,993
Citigroup, Inc.,
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(oo)		19	16,573
Jr. Sub. Notes, Series Y
4.150%(ff)	11/15/26(oo)		148	121,824
Sr. Unsec’d. Notes
0.776%(ff)	10/30/24		274	262,898
3.057%(ff)	01/25/33		40	32,298
3.106%(ff)	04/08/26		234	221,327
3.980%(ff)	03/20/30		43	38,830
Sr. Unsec’d. Notes, Series VAR
3.070%(ff)	02/24/28		145	130,836
Sub. Notes
3.500%	05/15/23		14	13,927
Comcast Corp.,
Gtd. Notes
2.800%	01/15/51		110	70,096
3.450%	02/01/50		60	43,766
5.250%	11/07/25		55	55,748

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
5.500%	11/15/32	160	$166,567
CommonSpirit Health,
Sr. Sec’d. Notes
2.782%	10/01/30	270	222,059
3.910%	10/01/50	1	740
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.200%	12/01/51	50	34,750
4.500%	05/15/58	75	62,734
6.150%	11/15/52	70	75,881
Sr. Unsec’d. Notes, Series C
4.300%	12/01/56	100	80,923
Consolidated Edison, Inc.,
Sr. Unsec’d. Notes, Series A
0.650%	12/01/23	800	768,434
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
4.750%	05/09/32	100	95,842
Consumers Energy Co.,
First Mortgage
2.500%	05/01/60	75	42,615
3.600%	08/15/32	35	31,836
4.200%	09/01/52	90	77,319
Continental Resources, Inc.,
Gtd. Notes, 144A
2.875%	04/01/32	130	96,526
5.750%	01/15/31	140	130,447
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	04/04/25	85	81,474
3.900%	04/05/32	200	175,180
Crown Castle, Inc.,
Sr. Unsec’d. Notes
2.900%	03/15/27	45	40,963
CSX Corp.,
Sr. Unsec’d. Notes
4.100%	11/15/32	150	140,510
4.500%	11/15/52	25	21,839
CVS Health Corp.,
Sr. Unsec’d. Notes
5.125%	07/20/45	50	45,559
Danaher Corp.,
Sr. Unsec’d. Notes
2.800%	12/10/51	45	29,939
DCP Midstream Operating LP,
Gtd. Notes
5.625%	07/15/27	100	99,352
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes
6.020%	06/15/26	145	148,028
Sr. Unsec’d. Notes
8.350%	07/15/46	30	34,414
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41	204	190,592
5.850%	12/15/25	152	154,908

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
DH Europe Finance II Sarl,
Gtd. Notes
0.450%	03/18/28	EUR	125	$113,937
3.250%	11/15/39		110	88,410
Diamondback Energy, Inc.,
Gtd. Notes
6.250%	03/15/33		180	182,808
Digital Dutch Finco BV,
Gtd. Notes
1.000%	01/15/32	EUR	100	74,268
Digital Euro Finco LLC,
Gtd. Notes
2.500%	01/16/26	EUR	127	125,697
Discover Financial Services,
Sr. Unsec’d. Notes
6.700%	11/29/32		62	63,093
Discovery Communications LLC,
Gtd. Notes
5.200%	09/20/47		75	56,035
5.300%	05/15/49		80	60,637
DISH DBS Corp.,
Sr. Sec’d. Notes, 144A
5.250%	12/01/26		87	73,387
5.750%	12/01/28		134	107,035
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25		94	91,802
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28		250	238,352
Sr. Unsec’d. Notes, 144A
2.450%	01/15/23		775	772,719
Duke Energy Corp.,
Sr. Unsec’d. Notes
4.300%	03/15/28		65	62,695
4.500%	08/15/32		95	89,271
5.000%	08/15/52		20	17,943
Duke Energy Florida LLC,
First Mortgage
5.950%	11/15/52		30	32,107
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
4.493%	11/15/25		135	132,847
Eaton Corp.,
Gtd. Notes
4.150%	03/15/33		165	153,726
4.700%	08/23/52		75	68,371
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.700%	12/15/51		10	6,263
Elevance Health, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/51		146	109,915
4.550%	05/15/52		50	43,781
4.625%	05/15/42		40	36,385
6.100%	10/15/52		35	37,694

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Eli Lilly & Co.,
Sr. Unsec’d. Notes
2.250%	05/15/50		15	$9,452
3.375%	03/15/29		55	51,530
Enbridge Energy Partners LP,
Gtd. Notes
7.375%	10/15/45		135	151,016
Energy Transfer LP,
Sr. Unsec’d. Notes
5.500%	06/01/27		41	40,749
Entegris Escrow Corp.,
Sr. Sec’d. Notes, 144A
4.750%	04/15/29		177	161,891
Entergy Arkansas LLC,
First Mortgage
3.350%	06/15/52		68	47,653
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29		317	279,079
3.300%	02/15/53		20	13,356
3.750%	02/15/25		41	39,870
EQT Corp.,
Sr. Unsec’d. Notes
5.700%	04/01/28		73	72,593
6.125%	02/01/25		30	30,081
Sr. Unsec’d. Notes, 144A
3.625%	05/15/31		56	47,477
Essential Properties LP,
Gtd. Notes
2.950%	07/15/31		151	109,498
Exelon Corp.,
Sr. Unsec’d. Notes
4.450%	04/15/46		53	44,946
Sr. Unsec’d. Notes, 144A
3.350%	03/15/32		335	292,080
4.100%	03/15/52		60	48,256
FedEx Corp.,
Gtd. Notes
0.450%	05/04/29	EUR	123	104,051
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
0.625%	12/03/25	EUR	197	191,818
Fiserv, Inc.,
Sr. Unsec’d. Notes
1.625%	07/01/30	EUR	225	198,610
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.810%	01/09/24		200	194,842
Sr. Unsec’d. Notes, EMTN
3.250%	09/15/25	EUR	109	110,389
Freeport-McMoRan, Inc.,
Gtd. Notes
4.625%	08/01/30		114	106,560
GE HealthCare Technologies, Inc.,
Gtd. Notes, 144A
5.550%	11/15/24(a)		245	245,786
5.905%	11/22/32		102	105,830

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
6.377%	11/22/52		100	$107,221
General Electric Co.,
Sr. Unsec’d. Notes, MTN
6.750%	03/15/32		100	110,819
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23		215	214,797
General Motors Financial Co., Inc.,
Gtd. Notes
3.850%	01/05/28		50	45,737
Sr. Unsec’d. Notes
1.500%	06/10/26		277	240,444
4.300%	04/06/29		100	89,766
5.000%	04/09/27		100	96,947
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/40		32	22,422
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.250%	01/15/32		112	89,622
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(oo)		109	90,690
Sr. Unsec’d. Notes
3.375%	03/27/25	EUR	601	639,232
3.850%	01/26/27		235	223,753
4.482%(ff)	08/23/28		165	157,825
GSK Consumer Healthcare Capital US LLC,
Gtd. Notes
3.375%	03/24/27		530	493,814
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A
3.050%	02/14/27		283	252,899
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	08/19/49		50	36,188
HCA, Inc.,
Gtd. Notes
5.250%	04/15/25		64	63,613
5.375%	02/01/25		174	173,812
5.875%	02/01/29		75	75,109
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27		177	169,395
7.300%	08/15/31		50	54,347
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
4.450%	10/02/23		81	80,510
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.250%	04/15/32		175	155,560
3.300%	04/15/40		45	35,904
4.500%	09/15/32		50	48,996
4.950%	09/15/52		45	43,479
Honeywell International, Inc.,
Sr. Unsec’d. Notes
4.125%	11/02/34	EUR	535	561,175

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
HP, Inc.,
Sr. Unsec’d. Notes
4.000%	04/15/29(a)		234	$214,250
5.500%	01/15/33		165	155,204
Humana, Inc.,
Sr. Unsec’d. Notes
5.875%	03/01/33		105	108,803
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.650%	09/17/26		400	346,335
Intel Corp.,
Sr. Unsec’d. Notes
4.150%	08/05/32		25	23,377
5.050%	08/05/62		124	109,416
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
3.000%	06/15/50		113	75,623
3.750%	09/21/28		100	94,614
4.600%	03/15/33		60	57,549
4.950%	06/15/52		85	78,871
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes, 144A
1.230%	10/01/25		70	61,890
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.950%	09/22/27		25	24,698
Johnson Controls International PLC/Tyco Fire & Security Finance SCA,
Sr. Unsec’d. Notes
4.900%	12/01/32		25	24,566
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
0.991%(ff)	04/28/26	GBP	300	327,830
2.580%(ff)	04/22/32		135	108,005
2.963%(ff)	01/25/33		60	48,776
3.702%(ff)	05/06/30		55	49,223
4.452%(ff)	12/05/29		142	133,494
4.586%(ff)	04/26/33		71	65,733
4.851%(ff)	07/25/28		165	161,086
4.912%(ff)	07/25/33		60	57,078
Sr. Unsec’d. Notes, EMTN
1.090%(ff)	03/11/27	EUR	100	97,256
JPMorgan Chase Bank NA,
Unsec’d. Notes, 144A, MTN
7.000%	05/17/27	IDR	2,772,000	177,518
KLA Corp.,
Sr. Unsec’d. Notes
5.250%	07/15/62		148	142,673
Kraft Heinz Foods Co.,
Gtd. Notes
3.875%	05/15/27		107	102,232
4.375%	06/01/46		40	32,674
4.875%	10/01/49		65	56,724
Kyndryl Holdings, Inc.,
Sr. Unsec’d. Notes
2.050%	10/15/26		211	174,457

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Lear Corp.,
Sr. Unsec’d. Notes
3.500%	05/30/30		13	$10,983
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.900%	06/15/32		130	122,096
4.950%	10/15/25		150	151,107
5.100%	11/15/27		535	547,944
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.250%	04/01/52		100	80,087
Marathon Oil Corp.,
Sr. Unsec’d. Notes
4.400%	07/15/27		29	27,693
Marriott International, Inc.,
Sr. Unsec’d. Notes
5.000%	10/15/27		70	69,142
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
2.400%	07/15/31		3	2,398
3.200%	07/15/51		63	42,663
MasTec, Inc.,
Gtd. Notes, 144A
4.500%	08/15/28		145	129,981
McDonald’s Corp.,
Sr. Unsec’d. Notes
4.600%	09/09/32		20	19,581
MDC Holdings, Inc.,
Gtd. Notes
6.000%	01/15/43		232	189,839
Medtronic Global Holdings SCA,
Gtd. Notes
0.250%	07/02/25	EUR	100	98,892
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.750%	12/10/51		10	6,730
Microchip Technology, Inc.,
Sr. Unsec’d. Notes
4.333%	06/01/23		625	622,159
Microsoft Corp.,
Sr. Unsec’d. Notes
3.041%	03/17/62		97	67,567
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.625%	03/08/27	EUR	205	201,622
Morgan Stanley,
Sr. Unsec’d. Notes
0.406%(ff)	10/29/27	EUR	162	149,541
3.620%(ff)	04/17/25		155	151,187
4.813%(ff)	10/25/28	EUR	155	168,738
5.789%(ff)	11/18/33	GBP	135	163,227
Sr. Unsec’d. Notes, MTN
3.622%(ff)	04/01/31		268	234,448
Sub. Notes
2.484%(ff)	09/16/36		225	164,123

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
MPLX LP,
Sr. Unsec’d. Notes
4.125%	03/01/27		139	$131,586
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.692%	06/05/28	GBP	145	127,412
4.625%	08/01/29		109	84,439
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
9.375%	08/15/39		65	84,160
Netflix, Inc.,
Sr. Unsec’d. Notes
4.625%	05/15/29	EUR	124	129,678
Newmont Corp.,
Gtd. Notes
2.600%	07/15/32		75	59,759
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
0.650%	03/01/23		750	744,984
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
2.759%	01/10/32		32	25,924
5.783%	09/16/52		100	100,041
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN
1.850%	09/16/26		32	26,761
Northeastern University,
Unsec’d. Notes, Series 2020
2.894%	10/01/50		103	67,602
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25		234	224,572
5.150%	05/01/40		103	100,467
Northwestern Mutual Global Funding,
Sr. Sec’d. Notes, 144A, MTN
1.700%	06/01/28		153	129,253
NSTAR Electric Co.,
Sr. Unsec’d. Notes
4.950%	09/15/52		120	116,498
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
8.875%	07/15/30		75	84,693
Office Properties Income Trust,
Sr. Unsec’d. Notes
3.450%	10/15/31		152	102,462
Omega Healthcare Investors, Inc.,
Gtd. Notes
3.250%	04/15/33		120	86,794
3.625%	10/01/29		22	18,082
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes, 144A
4.950%	09/15/52		30	29,180
ONE Gas, Inc.,
Sr. Unsec’d. Notes
1.100%	03/11/24		109	104,536

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
ONEOK Partners LP,
Gtd. Notes
5.000%	09/15/23	725	$722,607
ONEOK, Inc.,
Gtd. Notes
5.200%	07/15/48	5	4,190
6.100%	11/15/32	127	127,462
6.350%	01/15/31	220	224,196
Oracle Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/23	775	759,290
2.875%	03/25/31	175	145,186
3.600%	04/01/50	188	128,256
3.950%	03/25/51	100	72,049
6.150%	11/09/29	40	41,585
6.250%	11/09/32	185	194,259
6.900%	11/09/52	100	108,214
Ovintiv, Inc.,
Gtd. Notes
6.500%	08/15/34	80	80,914
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
0.900%	11/08/24	125	116,641
Pacific Gas & Electric Co.,
First Mortgage
2.500%	02/01/31	41	31,877
3.000%	06/15/28	88	76,282
3.300%	08/01/40	95	64,425
4.950%	07/01/50	175	137,105
Sr. Sec’d. Notes
3.250%	06/01/31	85	69,095
Paramount Global,
Sr. Unsec’d. Notes
4.200%	05/19/32(a)	227	185,589
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	03/14/23	119	118,399
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.600%	02/18/28	100	96,055
3.900%	07/18/32	35	33,097
4.200%	07/18/52	5	4,580
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.625%	11/17/29	50	50,922
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	131	113,851
PNC Financial Services Group, Inc. (The),
Jr. Sub. Notes, Series O, 3 Month LIBOR + 3.678%
8.118%(c)	02/01/23(oo)	26	26,036
Sr. Unsec’d. Notes
5.671%(ff)	10/28/25	130	131,592
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30	188	153,613

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.450%	11/15/31		100	$80,098
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
6.000%	05/20/53		110	117,517
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
2.375%	03/15/32		110	89,176
Realty Income Corp.,
Sr. Unsec’d. Notes
4.625%	11/01/25		174	172,581
Roche Holdings, Inc.,
Gtd. Notes, 144A
1.930%	12/13/28(a)		545	466,611
Royal Caribbean Cruises Ltd.,
Sr. Sec’d. Notes, 144A
8.250%	01/15/29		107	107,268
Royalty Pharma PLC,
Gtd. Notes
2.150%	09/02/31		95	71,948
S&P Global, Inc.,
Gtd. Notes, 144A
2.700%	03/01/29		200	175,965
Sr. Unsec’d. Notes, 144A
2.450%	03/01/27		170	155,293
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	03/01/25		174	174,412
Schneider Electric SE,
Sr. Unsec’d. Notes, EMTN
1.500%	01/15/28	EUR	100	97,608
Sempra Energy,
Sr. Unsec’d. Notes
3.300%	04/01/25		110	105,594
3.700%	04/01/29		10	9,124
SLM Corp.,
Sr. Unsec’d. Notes
4.200%	10/29/25		158	143,889
Southern California Edison Co.,
First Mortgage
5.850%	11/01/27		70	72,279
5.950%	11/01/32		50	52,946
Southern California Gas Co.,
First Mortgage
6.350%	11/15/52		95	104,657
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	05/30/47		60	47,912
Southwest Airlines Co.,
Sr. Unsec’d. Notes
2.625%	02/10/30		43	35,586
Southwestern Public Service Co.,
First Mortgage
4.500%	08/15/41		74	64,726

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Starbucks Corp.,
Sr. Unsec’d. Notes
3.000%	02/14/32		100	$85,497
Synchrony Financial,
Sr. Unsec’d. Notes
2.875%	10/28/31		192	143,086
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.875%	02/01/31		125	112,944
6.875%	01/15/29		100	100,985
Teledyne Technologies, Inc.,
Sr. Unsec’d. Notes
0.950%	04/01/24		161	152,480
Terraform Global Operating LLC,
Gtd. Notes, 144A
6.125%	03/01/26		20	18,623
Thermo Fisher Scientific Finance I BV,
Gtd. Notes
0.800%	10/18/30	EUR	160	138,316
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.650%	11/21/34	EUR	410	425,383
4.800%	11/21/27		90	90,450
4.950%	11/21/32		100	101,680
T-Mobile USA, Inc.,
Gtd. Notes
2.700%	03/15/32		50	40,465
3.000%	02/15/41		95	67,064
3.375%	04/15/29		90	79,297
3.500%	04/15/25		64	61,611
3.750%	04/15/27		216	203,656
5.200%	01/15/33		175	173,272
5.650%	01/15/53		65	63,223
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2021
2.632%	12/01/40		92	63,167
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.950%	03/10/52		120	81,372
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.900%	05/15/50		35	23,854
3.500%	08/15/39		55	45,104
4.000%	05/15/29		90	85,936
4.200%	05/15/32		125	118,808
4.375%	03/15/42		5	4,493
4.750%	07/15/45		17	16,067
4.750%	05/15/52		20	18,534
5.250%	02/15/28(a)		235	240,576
5.300%	02/15/30		110	113,604
5.350%	02/15/33		110	113,933
5.875%	02/15/53		140	152,004
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		125	85,678

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Valero Energy Corp.,
Sr. Unsec’d. Notes
6.625%	06/15/37		54	$57,730
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.850%	09/03/41		65	44,982
4.250%	10/31/30	EUR	184	198,781
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25		110	104,048
4.625%	12/01/29		125	113,739
Visa, Inc.,
Sr. Unsec’d. Notes
2.000%	06/15/29	EUR	100	97,728
Voya Financial, Inc.,
Gtd. Notes
5.650%(ff)	05/15/53		224	220,029
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
0.950%	11/17/23		225	216,989
Walmart, Inc.,
Sr. Unsec’d. Notes
1.800%	09/22/31		60	48,923
Walt Disney Co. (The),
Gtd. Notes
2.750%	09/01/49		65	43,076
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
3.638%	03/15/25		145	137,918
4.279%	03/15/32		125	103,065
5.050%	03/15/42		40	30,760
Waste Connections, Inc.,
Sr. Unsec’d. Notes
4.200%	01/15/33		34	31,647
Wells Fargo & Co.,
Sr. Unsec’d. Notes, EMTN
2.000%	04/27/26	EUR	231	230,090
Sr. Unsec’d. Notes, MTN
4.897%(ff)	07/25/33		22	20,834
Western Digital Corp.,
Sr. Unsec’d. Notes
2.850%	02/01/29		68	52,591
3.100%	02/01/32		172	123,682
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
4.000%	03/09/52		25	18,950
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/15/30		302	264,561
3.750%	06/15/27		78	73,520
4.500%	11/15/23(a)		752	746,338
4.550%	06/24/24		160	158,227
4.650%	08/15/32		20	18,655
5.300%	08/15/52		15	13,512
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.500%	12/01/49		40	29,243

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
1.164%	11/15/27	EUR	200	$185,631

				46,026,492

Venezuela — 0.1%
Petroleos de Venezuela SA,
Gtd. Notes
5.375%	04/12/27(d)		1,800	81,900
6.000%	10/28/22(d)		11,730	351,900

				433,800

TOTAL CORPORATE BONDS (cost $111,405,814)				94,552,006

MUNICIPAL BONDS — 0.2%
California — 0.1%
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, BABs, Series H
6.398%	05/15/31		105	111,653
6.548%	05/15/48		60	68,286
University of California,
Taxable, Revenue Bonds, Series B
1.316%	05/15/27		175	151,291
Taxable, Revenue Bonds, Series BG
1.614%	05/15/30		170	134,001

				465,231

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31		135	138,844
Taxable, Revenue Bonds, BABs, Series E
6.814%	11/15/40		35	37,836

				176,680

TOTAL MUNICIPAL BONDS (cost $766,233)				641,911

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.5%
United States
Alternative Loan Trust,
Series 2005-50CB, Class 1A1
5.500%	11/25/35		18	14,559
Series 2007-16CB, Class 1A2, 1 Month LIBOR + 0.400% (Cap 6.000%, Floor 0.400%)
4.789%(c)	08/25/37		45	29,715
Bellemeade Re Ltd.,
Series 2019-01A, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
6.139%(c)	03/25/29		9	9,142
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
5.989%(c)	07/25/29		21	20,840
Series 2019-03A, Class M1C, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)
6.339%(c)	07/25/29		187	185,610

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2019-04A, Class M1C, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
6.889%(c)	10/25/29	158	$157,628
Series 2021-02A, Class M1B, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 1.500%)
5.428%(c)	06/25/31	224	215,110
Series 2021-03A, Class A2, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
4.928%(c)	09/25/31	181	171,395
Citigroup Mortgage Loan Trust,
Series 2007-AR05, Class 1A2A
3.561%(cc)	04/25/37	33	29,368
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1M2, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 0.000%)
6.789%(c)	04/25/31	8	8,048
Series 2019-R02, Class 1M2, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
6.689%(c)	08/25/31	10	10,474
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)
6.539%(c)	09/25/31	10	9,928
Series 2019-R06, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
6.489%(c)	09/25/39	1	785
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
6.489%(c)	10/25/39	6	6,220
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
6.439%(c)	01/25/40	39	38,345
Series 2020-R02, Class 2M2, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
6.389%(c)	01/25/40	54	53,001
Series 2022-R02, Class 2M2, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
6.928%(c)	01/25/42	256	241,185
Fannie Mae Connecticut Avenue Securities,
Series 2014-C04, Class 2M2, 1 Month LIBOR + 5.000% (Cap N/A, Floor 0.000%)
9.389%(c)	11/25/24	9	8,736
Series 2015-C02, Class 1M2, 1 Month LIBOR + 4.000% (Cap N/A, Floor 0.000%)
8.389%(c)	05/25/25	15	15,310
Series 2015-C03, Class 1M2, 1 Month LIBOR + 5.000% (Cap N/A, Floor 0.000%)
9.389%(c)	07/25/25	15	15,709
Series 2015-C04, Class 2M2, 1 Month LIBOR + 5.550% (Cap N/A, Floor 0.000%)
9.939%(c)	04/25/28	58	59,898
Series 2016-C01, Class 1M2, 1 Month LIBOR + 6.750% (Cap N/A, Floor 0.000%)
11.139%(c)	08/25/28	27	28,708
Series 2016-C01, Class 2M2, 1 Month LIBOR + 6.950% (Cap N/A, Floor 0.000%)
11.339%(c)	08/25/28	13	13,569

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2016-C02, Class 1M2, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
10.389%(c)	09/25/28	37	$38,108
Series 2018-C01, Class 1B1, 1 Month LIBOR + 3.550% (Cap N/A, Floor 3.550%)
7.939%(c)	07/25/30	25	25,358
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
5.928%(c)	11/25/41	148	137,901
Fannie Mae REMIC,
Series 2012-88, Class SB, IO, 1 Month LIBOR + 6.670% (Cap 6.670%, Floor 0.000%)
2.281%(c)	07/25/42	41	3,429
Series 2016-01, Class SJ, IO, 1 Month LIBOR + 6.150% (Cap 6.150%, Floor 0.000%)
1.761%(c)	02/25/46	43	4,871
Series 2017-91, Class GS, IO, 1 Month LIBOR + 6.150% (Cap 6.150%, Floor 0.000%)
1.761%(c)	11/25/47	335	40,249
Series 2018-55, Class SB, IO, 1 Month LIBOR + 6.200% (Cap 6.200%, Floor 0.000%)
1.811%(c)	08/25/48	96	10,837
Series 2020-49, Class IO, IO
4.000%	07/25/50	55	10,195
Series 2020-49, Class KS, IO, 1 Month LIBOR + 6.100% (Cap 6.100%, Floor 0.000%)
1.711%(c)	07/25/50	1,808	201,812
Series 2020-62, Class GI, IO
4.000%	06/25/48	1,435	252,345
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)
7.689%(c)	10/25/27	47	47,664
Series 2016-DNA04, Class M3, 1 Month LIBOR + 3.800% (Cap N/A, Floor 0.000%)
8.189%(c)	03/25/29	208	212,492
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
6.528%(c)	11/25/50	36	35,761
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class M2, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
6.089%(c)	01/25/50	6	6,170
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)
6.239%(c)	02/25/50	92	92,085
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
10.389%(c)	08/25/50	218	231,878
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
8.728%(c)	10/25/50	212	217,065
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
9.639%(c)	09/25/50	135	137,868

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
7.539%(c)	09/25/50	1	$1,259
Series 2021-DNA07, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
5.728%(c)	11/25/41	339	318,791
Series 2021-HQA04, Class M1, 144A, 30 Day Average SOFR + 0.950% (Cap N/A, Floor 0.000%)
4.878%(c)	12/25/41	238	225,526
FHLMC Structured Agency Credit Risk Trust,
Series 2019-DNA03, Class M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 0.000%)
6.439%(c)	07/25/49	13	12,917
Series 2019-DNA04, Class M2, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)
6.339%(c)	10/25/49	4	4,053
Freddie Mac REMIC,
Series 3933, Class SK, IO, 1 Month LIBOR + 5.950% (Cap 5.950%, Floor 0.000%)
1.632%(c)	10/15/41	173	12,098
Series 4059, Class SP, IO, 1 Month LIBOR + 6.550% (Cap 6.550%, Floor 0.000%)
2.232%(c)	06/15/42	55	6,407
Series 4314, Class SE, IO, 1 Month LIBOR + 6.050% (Cap 6.050%, Floor 0.000%)
1.732%(c)	03/15/44	55	5,376
Series 4473, Class AS, IO, 1 Month LIBOR + 5.600% (Cap 5.600%, Floor 0.000%)
1.282%(c)	05/15/45	46	3,424
Series 4583, Class ST, IO, 1 Month LIBOR + 6.000% (Cap 6.000%, Floor 0.000%)
1.682%(c)	05/15/46	97	10,605
Series 4989, Class EI, IO
4.000%	07/25/50	328	59,522
Series 5020, Class IH, IO
3.000%	08/25/50	162	24,904
Freddie Mac Structured Agency Credit Risk REMIC Trust,
Series 2022-DNA03, Class M1A, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
5.928%(c)	04/25/42	84	83,166
Government National Mortgage Assoc.,
Series 2010-09, Class XD, IO, 1 Month LIBOR + 6.600% (Cap 6.600%, Floor 0.000%)
2.274%(c)	01/16/40	57	6,521
Series 2013-124, Class CS, IO, 1 Month LIBOR + 6.050% (Cap 6.050%, Floor 0.000%)
1.697%(c)	08/20/43	102	10,390
Series 2015-111, Class IM, IO
4.000%	08/20/45	52	7,720
Series 2015-111, Class IW, IO
4.000%	06/20/45	125	13,924
Series 2015-111, Class SM, IO, 1 Month LIBOR + 6.200% (Cap 6.200%, Floor 0.000%)
1.847%(c)	08/20/45	46	4,575

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2015-144, Class QS, IO, 1 Month LIBOR + 5.700% (Cap 5.700%, Floor 0.000%)
1.347%(c)	10/20/45	40	$3,023
Series 2016-01, Class ST, IO, 1 Month LIBOR + 6.200% (Cap 6.200%, Floor 0.000%)
1.847%(c)	01/20/46	42	4,197
Series 2016-027, Class IA, IO
4.000%	06/20/45	87	10,761
Series 2016-088, Class S, IO, 1 Month LIBOR + 6.200% (Cap 6.200%, Floor 0.000%)
1.847%(c)	01/20/46	286	28,358
Series 2016-109, Class IH, IO
4.000%	10/20/45	58	8,157
Series 2018-067, Class PS, IO, 1 Month LIBOR + 6.200% (Cap 6.200%, Floor 0.000%)
1.847%(c)	05/20/48	37	3,350
Series 2019-006, Class SA, IO, 1 Month LIBOR + 6.050% (Cap 6.050%, Floor 0.000%)
1.697%(c)	01/20/49	41	3,621
Series 2019-078, Class SE, IO, 1 Month LIBOR + 6.100% (Cap 6.100%, Floor 0.000%)
1.747%(c)	06/20/49	54	4,279
Series 2019-151, Class NI, IO
3.500%	10/20/49	149	21,460
Series 2019-153, Class EI, IO
4.000%	12/20/49	100	16,535
Series 2020-021, Class SA, IO, 1 Month LIBOR + 6.050% (Cap 6.050%, Floor 0.000%)
1.697%(c)	02/20/50	306	28,296
Series 2020-061, Class GI, IO
5.000%	05/20/50	55	8,700
Series 2020-061, Class SF, IO, 1 Month LIBOR + 6.440% (Cap 6.440%, Floor 0.000%)
2.087%(c)	07/20/43	131	12,113
Series 2020-061, Class SW, IO, 1 Month LIBOR + 6.050% (Cap 6.050%, Floor 0.000%)
1.697%(c)	08/20/49	157	15,017
Series 2020-079, Class AI, IO
4.000%	06/20/50	48	7,381
GreenPoint MTA Trust,
Series 2005-AR01, Class A2, 1 Month LIBOR + 0.440% (Cap 10.500%, Floor 0.440%)
4.829%(c)	06/25/45	81	73,589
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR08, Class A3A, 1 Month LIBOR + 0.460% (Cap N/A, Floor 0.460%)
4.849%(c)	07/25/46	18	19,751
JPMorgan Madison Avenue Securities Trust,
Series 2014-CH01, Class M2, 144A, 1 Month LIBOR + 4.250% (Cap N/A, Floor 4.250%)
8.639%(c)	11/25/24	16	14,980
JPMorgan Mortgage Trust,
Series 2021-LTV02, Class A1, 144A
2.520%(cc)	05/25/52	233	186,387

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Mill City Mortgage Loan Trust,
Series 2017-02, Class A3, 144A
3.128%(cc)	07/25/59		31	$28,872
Series 2019-GS02, Class A1, 144A
2.750%(cc)	08/25/59		52	48,390
PMT Credit Risk Transfer Trust,
Series 2019-02R, Class A, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
7.137%(c)	05/27/23		95	91,020
Series 2019-03R, Class A, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 2.700%)
8.087%(c)	11/27/31		36	34,323
Radnor Re Ltd.,
Series 2019-02, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
6.139%(c)	06/25/29		26	25,494
Residential Accredit Loans Trust,
Series 2006-QO10, Class A1, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.320%)
4.709%(c)	01/25/37		57	47,131
Series 2007-QA05, Class 2A1
6.026%(cc)	09/25/37		66	47,541
Series 2007-QH08, Class A
2.644%(cc)	10/25/37		50	42,883
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-19XS, Class 1A1, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.320%)
4.709%(c)	10/25/35		39	35,697
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2006-AR11, Class 2A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.500% (Cap N/A, Floor 1.500%)
3.548%(c)	09/25/46		63	57,733

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $5,484,442)				4,789,588

SOVEREIGN BONDS — 28.4%
Australia — 1.0%
Australia Government Bond,
Sr. Unsec’d. Notes, Series 136
4.750%	04/21/27	AUD	1,054	748,976
Sr. Unsec’d. Notes, Series 145
2.750%	06/21/35	AUD	456	266,791
Sr. Unsec’d. Notes, Series 148
2.750%	11/21/27	AUD	795	518,677
Sr. Unsec’d. Notes, Series 150
3.000%	03/21/47	AUD	140	75,379
Sr. Unsec’d. Notes, Series 159
0.250%	11/21/24	AUD	743	477,017
Sr. Unsec’d. Notes, Series 161
0.250%	11/21/25	AUD	166	103,018
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	976	383,076
Sr. Unsec’d. Notes, Series 164
0.500%	09/21/26	AUD	403	245,087

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Australia (cont’d.)
Queensland Treasury Corp.,
Local Gov’t. Gtd. Notes
2.500%	03/06/29	AUD	661	$405,460

				3,223,481

Austria — 0.7%
Republic of Austria Government Bond,
Sr. Unsec’d. Notes, 144A
0.000%	02/20/30	EUR	182	157,103
0.750%	10/20/26	EUR	214	212,196
0.850%	06/30/2120	EUR	89	35,936
0.900%	02/20/32	EUR	1,569	1,377,925
1.850%	05/23/49	EUR	70	56,849
2.100%	09/20/2117	EUR	59	43,818
2.400%	05/23/34	EUR	250	246,942

				2,130,769

Belgium — 0.7%
Kingdom of Belgium Government Bond,
Sr. Unsec’d. Notes, Series 60, 144A
4.250%	03/28/41	EUR	268	315,861
Sr. Unsec’d. Notes, Series 76, 144A
1.900%	06/22/38	EUR	306	268,265
Sr. Unsec’d. Notes, Series 84, 144A
1.450%	06/22/37	EUR	74	61,395
Sr. Unsec’d. Notes, Series 91, 144A
0.000%	10/22/27	EUR	198	184,750
Sr. Unsec’d. Notes, Series 94, 144A
0.350%	06/22/32	EUR	1,285	1,058,245
Sr. Unsec’d. Notes, Series 95, 144A
1.400%	06/22/53	EUR	108	71,747
Sr. Unsec’d. Notes, Series 96, 144A
2.750%	04/22/39	EUR	415	402,779

				2,363,042

Brazil — 0.2%
Brazil Notas do Tesouro Nacional,
Notes, Series NTNF
10.000%	01/01/29	BRL	3,501	592,821

Canada — 2.4%
Canada Housing Trust No. 1,
Gov’t. Gtd. Notes, 144A
2.350%	06/15/27	CAD	205	142,792
Canadian Government Bond,
Bonds
0.250%	04/01/24	CAD	341	239,723
0.250%	03/01/26	CAD	922	611,366
2.000%	12/01/51	CAD	214	120,207
2.750%	08/01/24	CAD	1,089	786,931
2.750%	12/01/48	CAD	3	2,003
3.500%	12/01/45	CAD	191	144,816
Bonds, Series 0002
2.750%	09/01/27	CAD	1,337	959,994
Unsec’d. Notes
2.250%	12/01/29	CAD	320	221,772

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Canada (cont’d.)
Province of Alberta,
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	296	$205,412
Province of British Columbia,
Debentures
4.700%	06/18/37	CAD	119	92,145
Province of Ontario,
Notes
4.650%	06/02/41	CAD	281	215,510
Sr. Unsec’d. Notes
2.500%	04/27/26		243	227,514
Sr. Unsec’d. Notes, EMTN
0.250%	12/15/26	GBP	1,511	1,538,558
Unsec’d. Notes
2.700%	06/02/29	CAD	421	289,811
3.450%	06/02/45	CAD	500	322,309
Province of Quebec,
Sr. Unsec’d. Notes
0.875%	05/04/27	EUR	257	248,321
2.750%	04/12/27		234	219,241
3.650%	05/20/32	CAD	176	126,417
Unsec’d. Notes
2.750%	09/01/27	CAD	350	247,346
3.100%	12/01/51	CAD	70	41,837
3.500%	12/01/45	CAD	212	137,931
Province of Saskatchewan,
Sr. Unsec’d. Notes
3.250%	06/08/27		381	362,888

				7,504,844

Chile — 0.0%
Bonos de la Tesoreria de la Republica en pesos,
Unsec’d. Notes, 144A
4.700%	09/01/30	CLP	75,000	85,142

Colombia — 0.1%
Colombia Government International Bond,
Sr. Unsec’d. Notes
3.875%	04/25/27		215	189,778
Colombian TES,
Bonds, Series B
5.750%	11/03/27	COP	703,000	109,299

				299,077

Croatia — 0.0%
Croatia Government International Bond,
Sr. Unsec’d. Notes
1.125%	06/19/29	EUR	150	136,362

Czech Republic — 0.1%
Czech Republic Government Bond,
Bonds, Series 078
2.500%	08/25/28	CZK	7,640	294,771

Denmark — 0.1%
Denmark Government Bond,
Bonds
1.750%	11/15/25	DKK	1,954	273,598

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Denmark (cont’d.)
4.500%	11/15/39	DKK	944	$168,209

				441,807

Ecuador — 0.0%
Ecuador Government International Bond,
Sr. Unsec’d. Notes, 144A
6.606%(s)	07/31/30		4	1,562

Finland — 0.1%
Finland Government Bond,
Sr. Unsec’d. Notes, 144A
0.250%	09/15/40	EUR	109	70,965
0.875%	09/15/25	EUR	180	183,361
1.500%	09/15/32	EUR	220	203,801

				458,127

France — 1.8%
Caisse d’Amortissement de la Dette Sociale,
Sr. Unsec’d. Notes, EMTN
0.125%	10/25/23	EUR	1,100	1,149,682
Unsec’d. Notes, EMTN
1.750%	11/25/27	EUR	1,400	1,397,212
French Republic Government Bond OAT,
Bonds
0.000%	02/25/26	EUR	72	70,700
0.000%	02/25/27	EUR	1,232	1,174,476
0.000%	11/25/31	EUR	705	579,829
0.750%	05/25/52	EUR	525	294,621
2.000%	11/25/32	EUR	357	348,594
3.250%	05/25/45	EUR	53	55,635
4.500%	04/25/41	EUR	467	574,275

				5,645,024

Germany — 2.0%
Bundesrepublik Deutschland Bundesanleihe,
Bonds
0.000%	08/15/29	EUR	805	733,707
0.000%	08/15/30	EUR	310	274,749
0.000%	08/15/31	EUR	321	278,716
0.000%	05/15/36	EUR	115	87,453
1.700%	08/15/32	EUR	3,596	3,567,582
3.250%	07/04/42	EUR	1,014	1,191,248
Bonds, Series G
0.000%	08/15/50	EUR	223	121,768
State of North Rhine-Westphalia Germany,
Sr. Unsec’d. Notes, Series 1439, EMTN
1.550%	06/16/48	EUR	248	193,796

				6,449,019

Hungary — 0.0%
Hungary Government Bond,
Bonds, Series 25/B
5.500%	06/24/25	HUF	20,120	47,121
Bonds, Series 30-A
3.000%	08/21/30	HUF	32,730	59,049

				106,170

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Indonesia — 0.6%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
3.375%	07/30/25	EUR	236	$250,147
3.850%	10/15/30		200	187,538
4.150%	09/20/27		200	196,022
Indonesia Treasury Bond,
Bonds, Series 059
7.000%	05/15/27	IDR	6,897,000	452,342
Bonds, Series 065
6.625%	05/15/33	IDR	3,172,000	196,524
Bonds, Series 087
6.500%	02/15/31	IDR	5,962,000	372,829
Bonds, Series 091
6.375%	04/15/32	IDR	3,544,000	218,939
Bonds, Series FR93
6.375%	07/15/37	IDR	330,000	20,159

				1,894,500

Ireland — 0.1%
Ireland Government Bond,
Unsec’d. Notes
0.000%	10/18/31	EUR	97	79,628
0.350%	10/18/32	EUR	50	41,297
1.100%	05/15/29	EUR	218	208,410
1.500%	05/15/50	EUR	48	35,522

				364,857

Israel — 0.1%
Israel Government Bond,
Bonds, Series 0142
5.500%	01/31/42	ILS	200	72,619
Bonds, Series 0327
2.000%	03/31/27	ILS	999	265,370
Bonds, Series 0330
1.000%	03/31/30	ILS	94	22,260
Bonds, Series 0825
1.750%	08/31/25	ILS	317	85,732

				445,981

Italy — 1.6%
Italy Buoni Poliennali Del Tesoro,
Bonds, Series 31Y
6.000%	05/01/31	EUR	856	1,022,100
Bonds, Series 50Y, 144A
2.800%	03/01/67	EUR	41	29,090
Sr. Unsec’d. Notes, Series 04Y
0.000%	01/15/24	EUR	604	626,619
Sr. Unsec’d. Notes, Series 05Y
0.000%	04/01/26	EUR	1,818	1,728,611
Sr. Unsec’d. Notes, Series 10Y, 144A
0.950%	12/01/31	EUR	596	473,757
Sr. Unsec’d. Notes, Series 13Y, 144A
4.000%	04/30/35	EUR	875	866,066
Sr. Unsec’d. Notes, Series 30Y, 144A
2.150%	09/01/52	EUR	500	318,925

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Italy (cont’d.)
Sr. Unsec’d. Notes, Series 31Y, 144A
1.700%	09/01/51	EUR	227	$132,731

				5,197,899

Japan — 6.7%
Japan Finance Organization for Municipalities,
Sr. Unsec’d. Notes, GMTN
0.050%	02/12/27	EUR	460	429,359
Japan Government Five Year Bond,
Bonds, Series 153
0.005%	06/20/27	JPY	249,000	1,879,470
Japan Government Forty Year Bond,
Bonds, Series 09
0.400%	03/20/56	JPY	64,950	340,198
Bonds, Series 15
1.000%	03/20/62	JPY	161,150	982,811
Japan Government Ten Year Bond,
Bonds, Series 331
0.600%	09/20/23	JPY	343,900	2,632,103
Bonds, Series 337
0.300%	12/20/24	JPY	238,900	1,829,490
Bonds, Series 368
0.200%	09/20/32	JPY	219,000	1,634,797
Japan Government Thirty Year Bond,
Bonds
0.400%	09/20/49	JPY	10,050	57,705
Bonds, Series 30
2.300%	03/20/39	JPY	101,550	908,035
Bonds, Series 51
0.300%	06/20/46	JPY	102,750	608,298
Bonds, Series 56
0.800%	09/20/47	JPY	145,100	954,372
Bonds, Series 65
0.400%	12/20/49	JPY	107,000	619,465
Bonds, Series 68
0.600%	09/20/50	JPY	108,250	649,137
Bonds, Series 74
1.000%	03/20/52	JPY	20,300	133,952
Bonds, Series 76
1.400%	09/20/52	JPY	196,200	1,430,730
Japan Government Twenty Year Bond,
Bonds, Series 145
1.700%	06/20/33	JPY	64,250	544,032
Bonds, Series 157
0.200%	06/20/36	JPY	37,550	260,563
Bonds, Series 159
0.600%	12/20/36	JPY	40,750	296,625
Bonds, Series 162
0.600%	09/20/37	JPY	101,850	733,590
Bonds, Series 171
0.300%	12/20/39	JPY	29,550	194,987
Bonds, Series 181
0.900%	06/20/42	JPY	126,350	901,033
Bonds, Series 182
1.100%	09/20/42	JPY	114,000	840,268

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Japan (cont’d.)
Japan Government Two Year Bond,
Bonds, Series 432
0.005%	01/01/24	JPY	196,200	$1,494,785
Bonds, Series 443
0.005%	12/01/24	JPY	120,300	916,153

				21,271,958

Malaysia — 0.4%
Malaysia Government Bond,
Bonds, Series 0222
4.696%	10/15/42	MYR	453	106,693
Bonds, Series 0307
3.502%	05/31/27	MYR	2,599	580,518
Bonds, Series 0310
4.498%	04/15/30	MYR	1,816	423,707

				1,110,918

Mexico — 0.2%
Mexican Bonos,
Bonds, Series M
5.500%	03/04/27	MXN	6,981	312,407
7.750%	05/29/31	MXN	1,085	51,446
Sr. Unsec’d. Notes, Series M20
8.500%	05/31/29	MXN	3,303	164,607
Mexico Government International Bond,
Sr. Unsec’d. Notes
3.250%	04/16/30		200	173,850

				702,310

Netherlands — 0.3%
Netherlands Government Bond,
Bonds, 144A
0.000%	01/15/27	EUR	254	243,865
0.000%	07/15/31	EUR	77	64,821
0.000%	01/15/38	EUR	976	671,622
0.000%	01/15/52	EUR	43	21,658

				1,001,966

New Zealand — 1.5%
New Zealand Government Bond,
Bonds, Series 0427
4.500%	04/15/27	NZD	470	297,215
Bonds, Series 0433
3.500%	04/14/33	NZD	1,087	633,193
Bonds, Series 0437
2.750%	04/15/37	NZD	179	91,144
Bonds, Series 0551
2.750%	05/15/51	NZD	1,050	475,684
Unsec’d. Notes, Series 0532
2.000%	05/15/32	NZD	6,219	3,201,920

				4,699,156

Nigeria — 0.0%
Nigeria Government International Bond,
Sr. Unsec’d. Notes
7.696%	02/23/38		200	135,225

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)

Norway — 0.1%
Norway Government Bond,
Sr. Unsec’d. Notes, 144A, Series 478
1.500%	02/19/26	NOK	1,526	$148,270

Panama — 0.1%
Panama Government International Bond,
Sr. Unsec’d. Notes
6.400%	02/14/35		400	405,700

Peru — 0.2%
Peru Government Bond,
Sr. Unsec’d. Notes
5.400%	08/12/34	PEN	270	56,890
6.150%	08/12/32	PEN	2,409	557,694

				614,584

Philippines — 0.1%
Philippine Government International Bond,
Sr. Unsec’d. Notes
3.950%	01/20/40		200	170,022

Poland — 0.1%
Republic of Poland Government Bond,
Bonds, Series 0428
2.750%	04/25/28	PLN	438	82,144
Bonds, Series 0432
1.750%	04/25/32	PLN	272	40,707
Bonds, Series 0726
2.500%	07/25/26	PLN	961	189,491
Republic of Poland Government International Bond,
Sr. Unsec’d. Notes
5.500%	11/16/27		110	112,467

				424,809

Portugal — 0.1%
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A
0.900%	10/12/35	EUR	116	89,282
1.950%	06/15/29	EUR	129	128,642
Unsec’d. Notes, 144A
0.700%	10/15/27	EUR	239	230,390

				448,314

Romania — 0.2%
Romania Government Bond,
Bonds, Series 10Y
8.250%	09/29/32	RON	325	70,108
Romanian Government International Bond,
Bonds, 144A
3.624%	05/26/30	EUR	45	39,253
Sr. Unsec’d. Notes
3.000%	02/14/31		68	53,286
Sr. Unsec’d. Notes, 144A
4.000%	02/14/51		132	86,691
Sr. Unsec’d. Notes, 144A, MTN
2.000%	01/28/32	EUR	8	5,696
Sr. Unsec’d. Notes, EMTN
2.875%	03/11/29	EUR	14	12,367
3.375%	01/28/50	EUR	47	28,844

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Romania (cont’d.)
Unsec’d. Notes, 144A
2.750%	04/14/41	EUR	14	$8,367
3.000%	02/27/27		176	155,408

				460,020

Saudi Arabia — 0.2%
Saudi Government International Bond,
Sr. Unsec’d. Notes, 144A
5.500%	10/25/32		440	465,960
Sr. Unsec’d. Notes, 144A, MTN
2.250%	02/02/33		200	161,538

				627,498

Singapore — 0.2%
Singapore Government Bond,
Bonds
2.625%	08/01/32	SGD	137	98,193
2.750%	07/01/23	SGD	339	251,388
3.500%	03/01/27	SGD	513	392,387

				741,968

Slovenia — 0.0%
Slovenia Government Bond,
Bonds, Series RS76
3.125%	08/07/45	EUR	48	44,035

South Africa — 0.1%
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes
4.850%	09/30/29		233	206,758

South Korea — 2.2%
Korea Treasury Bond,
Bonds, Series 2506
3.125%	06/10/25	KRW	3,678,420	2,863,635
Bonds, Series 2612
1.500%	12/10/26	KRW	135,280	97,955
Bonds, Series 2703
2.375%	03/10/27	KRW	2,608,560	1,947,612
Bonds, Series 2709
3.125%	09/10/27	KRW	964,540	738,614
Bonds, Series 2912
1.375%	12/10/29	KRW	1,245,160	840,857
Bonds, Series 4412
2.750%	12/10/44	KRW	246,820	167,724
Bonds, Series 4803
2.625%	03/10/48	KRW	132,460	86,639
Bonds, Series 5003
1.500%	03/10/50	KRW	380,540	188,857

				6,931,893

Spain — 0.9%
Spain Government Bond,
Sr. Unsec’d. Notes
0.000%	05/31/24	EUR	754	775,178
Sr. Unsec’d. Notes, 144A
0.100%	04/30/31	EUR	504	411,052
0.850%	07/30/37	EUR	143	101,389
1.000%	07/30/42	EUR	336	218,446

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Spain (cont’d.)
1.900%	10/31/52	EUR	239	$162,283
2.550%	10/31/32	EUR	843	822,402
2.900%	10/31/46	EUR	50	45,603
3.450%	07/30/66	EUR	232	217,811
4.200%	01/31/37	EUR	1	1,116

				2,755,280

Supranational Bank — 0.5%
European Financial Stability Facility,
Gov’t. Gtd. Notes
0.000%	10/15/25	EUR	205	202,155
0.400%	01/26/26	EUR	190	188,003
Gov’t. Gtd. Notes, EMTN
1.450%	09/05/40	EUR	343	277,766
European Stability Mechanism,
Sr. Unsec’d. Notes
0.000%	12/16/24	EUR	130	131,296
0.000%	12/15/26	EUR	265	252,074
European Union,
Sr. Unsec’d. Notes, EMTN
0.000%	07/04/35	EUR	239	171,055
0.200%	06/04/36	EUR	237	169,299
0.700%	07/06/51	EUR	140	81,396

				1,473,044

Sweden — 0.1%
Sweden Government Bond,
Bonds, Series 1062, 144A
0.125%	05/12/31	SEK	4,320	343,434

Switzerland — 0.4%
Swiss Confederation Government Bond,
Bonds
1.500%	04/30/42	CHF	150	158,557
3.250%	06/27/27	CHF	258	301,024
3.500%	04/08/33	CHF	155	197,947
4.000%	04/08/28	CHF	486	591,778

				1,249,306

Thailand — 0.2%
Thailand Government Bond,
Bonds
2.875%	12/17/28	THB	850	25,531
4.675%	06/29/44	THB	5,071	173,545
Sr. Unsec’d. Notes
1.585%	12/17/35	THB	2,600	63,960
3.450%	06/17/43	THB	1,980	57,650
3.775%	06/25/32	THB	4,051	128,440
4.875%	06/22/29	THB	2,409	80,257

				529,383

United Kingdom — 2.0%
United Kingdom Gilt,
Bonds
0.625%	07/31/35	GBP	709	577,630
0.875%	10/22/29	GBP	1,095	1,107,505
1.250%	10/22/41	GBP	360	276,810
1.250%	07/31/51	GBP	997	651,549

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
United Kingdom (cont’d.)
1.500%	07/22/47	GBP	387	$285,762
1.750%	09/07/37	GBP	490	446,504
1.750%	07/22/57	GBP	305	225,618
2.500%	07/22/65	GBP	204	184,802
3.500%	07/22/68	GBP	111	128,547
4.250%	12/07/40	GBP	61	75,524
4.250%	12/07/46	GBP	317	394,911
Unsec’d. Notes
0.875%	01/31/46	GBP	1,042	668,259
1.125%	01/31/39	GBP	699	557,576
1.500%	07/31/53	GBP	426	294,639
3.750%	01/29/38	GBP	334	390,296

				6,265,932

Uruguay — 0.0%
Uruguay Government International Bond,
Sr. Unsec’d. Notes
4.375%	01/23/31		22	21,901

TOTAL SOVEREIGN BONDS (cost $104,025,788)				90,418,939

U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.4%
Federal Home Loan Mortgage Corp.
1.500%	01/01/51		98	75,530
2.000%	12/01/35		292	260,430
2.000%	03/01/51		20	16,435
2.000%	08/01/51		216	177,177
2.000%	03/01/52		1,000	814,655
2.000%	04/01/52		2,000	1,628,390
2.500%	06/01/30		26	24,887
2.500%	07/01/30		12	11,097
2.500%	11/01/35		30	27,144
2.500%	05/01/50		329	281,784
2.500%	07/01/50		152	130,477
2.500%	01/01/51		297	253,944
3.000%	06/01/30		7	6,831
3.000%	07/01/30		39	37,088
3.000%	07/01/30		43	41,663
3.000%	07/01/35		41	37,700
3.000%	09/01/35		24	22,707
3.000%	01/01/37		16	14,777
3.000%	02/01/37		25	23,329
3.000%	05/01/45		29	25,757
3.000%	08/01/46		73	65,069
3.000%	09/01/46		123	110,087
3.000%	02/01/47		49	43,724
3.000%	12/01/50		635	565,382
3.500%	05/01/30		41	40,223
3.500%	06/01/30		6	6,087
3.500%	10/01/30		6	6,351
3.500%	07/01/35		51	48,882
3.500%	08/01/42		31	29,098
3.500%	01/01/44		32	29,980
3.500%	07/01/45		35	32,248
3.500%	09/01/47		109	99,747
3.500%	11/01/47		63	58,311
3.500%	03/01/48		165	153,340

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	07/01/49	53		$49,370
3.500%	01/01/50	125		115,755
4.000%	01/01/33	54		53,134
4.000%	06/01/40	6		5,705
4.000%	02/01/41	10		9,401
4.000%	02/01/41	16		15,725
4.000%	11/01/41	3		3,115
4.000%	06/01/42	15		14,600
4.000%	09/01/44	30		28,375
4.000%	04/01/45	8		7,332
4.000%	05/01/45	21		20,079
4.000%	02/01/46	83		78,549
4.000%	05/01/46	25		23,878
4.000%	01/01/47	34		32,433
4.000%	09/01/48	41		39,275
4.000%	05/01/52	168		157,640
4.000%	08/01/52	245		229,568
4.500%	12/01/34	8		7,698
4.500%	09/01/40	49		48,378
4.500%	03/01/41	38		37,888
4.500%	07/01/41	11		11,080
4.500%	03/01/44	14		13,594
4.500%	07/01/45	31		30,528
4.500%	12/01/45	27		27,248
4.500%	08/01/48	5		5,171
4.500%	11/01/48	47		46,421
4.500%	05/01/49	51		49,716
4.500%	02/01/50	6		5,727
4.500%	09/01/50	192		187,662
5.000%	02/01/42	39		39,356
5.000%	07/01/48	—	(r)	38
5.000%	03/01/50	2		1,752
5.000%	08/01/52	99		97,717
5.500%	08/01/40	8		7,867
6.000%	11/01/37	4		4,552
Federal National Mortgage Assoc.
1.500%	11/01/41	115		94,217
1.500%	02/01/51	24		18,574
2.000%	04/01/30	9		8,263
2.000%	07/01/30	14		13,058
2.000%	08/01/30	28		25,268
2.000%	04/01/31	12		10,743
2.000%	03/01/36	345		307,454
2.000%	05/01/36	79		70,716
2.000%	02/01/37	89		79,576
2.000%	12/01/40	75		63,568
2.000%	11/01/41	427		363,805
2.000%	07/01/50	57		47,027
2.000%	12/01/50	237		193,688
2.000%	02/01/51	193		157,878
2.000%	03/01/51	59		49,126
2.000%	03/01/51	62		51,372
2.000%	03/01/51	375		305,892
2.000%	05/01/51	1,072		879,776
2.000%	07/01/51	358		291,989
2.000%	10/01/51	543		444,218
2.000%	11/01/51	539		440,178
2.000%	02/01/52	253		206,501

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	05/01/30	9	$8,125
2.500%	05/01/30	18	17,064
2.500%	06/01/30	7	6,527
2.500%	07/01/30	15	13,941
2.500%	07/01/30	18	17,169
2.500%	07/01/30	18	17,179
2.500%	04/01/37	145	128,508
2.500%	06/01/40	90	78,939
2.500%	04/01/43	22	19,008
2.500%	09/01/43	69	59,224
2.500%	04/01/45	10	9,062
2.500%	09/01/46	10	8,632
2.500%	07/01/50	514	444,060
2.500%	10/01/50	276	238,213
2.500%	11/01/50	162	139,238
2.500%	03/01/51	80	68,106
2.500%	04/01/51	458	389,208
2.500%	05/01/51	561	480,577
2.500%	09/01/51	101	86,651
2.500%	09/01/51	310	265,265
2.500%	10/01/51	403	345,185
2.500%	11/01/51	181	155,067
2.500%	11/01/51	230	196,089
2.500%	11/01/51	235	200,784
2.500%	12/01/51	117	99,621
2.500%	01/01/52	310	263,789
2.500%	02/01/52	278	235,952
2.500%	04/01/52	167	141,586
2.500%	04/01/52	274	232,332
3.000%	TBA(tt)	445	390,155
3.000%	06/01/30	22	21,084
3.000%	07/01/30	8	7,308
3.000%	07/01/30	15	14,590
3.000%	07/01/30	30	29,118
3.000%	09/01/30	16	14,904
3.000%	11/01/30	7	7,113
3.000%	06/01/32	40	37,815
3.000%	03/01/35	8	7,093
3.000%	09/01/35	12	11,432
3.000%	09/01/35	36	33,039
3.000%	03/01/36	55	50,714
3.000%	02/01/37	13	11,929
3.000%	06/01/37	265	248,876
3.000%	05/01/45	101	91,083
3.000%	06/01/45	75	67,595
3.000%	07/01/45	21	19,063
3.000%	08/01/45	64	57,793
3.000%	01/01/46	11	10,229
3.000%	04/01/46	104	94,485
3.000%	10/01/46	25	22,125
3.000%	10/01/46	37	33,149
3.000%	11/01/46	94	84,377
3.000%	12/01/46	39	35,011
3.000%	12/01/46	161	144,435
3.000%	02/01/51	344	303,152
3.000%	04/01/51	314	275,785
3.000%	05/01/51	161	142,851
3.000%	08/01/51	43	38,062

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	08/01/51	66	$58,088
3.500%	TBA(tt)	1,109	1,007,181
3.500%	09/01/29	28	27,508
3.500%	12/01/29	11	10,458
3.500%	04/01/30	41	40,457
3.500%	05/01/30	9	8,671
3.500%	10/01/30	15	15,197
3.500%	01/01/35	9	8,331
3.500%	08/01/35	17	16,501
3.500%	02/01/36	36	34,594
3.500%	02/01/37	11	10,899
3.500%	02/01/42	30	27,718
3.500%	11/01/42	48	44,824
3.500%	11/01/42	264	247,103
3.500%	01/01/43	52	48,973
3.500%	04/01/43	15	14,378
3.500%	04/01/43	164	153,243
3.500%	06/01/43	72	67,791
3.500%	08/01/47	18	16,784
3.500%	09/01/47	80	74,114
3.500%	09/01/47	105	97,158
3.500%	01/01/48	234	217,048
3.500%	03/01/48	165	152,681
3.500%	11/01/48	80	74,194
3.500%	07/01/49	503	467,542
3.500%	08/01/49	362	336,115
3.500%	01/01/50	176	162,875
3.500%	09/01/51	336	308,195
3.500%	02/01/52	99	89,870
3.500%	09/01/57	169	155,372
3.500%	05/01/58	67	61,071
4.000%	04/01/26	10	10,182
4.000%	05/01/27	10	9,332
4.000%	05/01/32	10	9,247
4.000%	04/01/35	12	11,171
4.000%	03/01/41	26	25,387
4.000%	11/01/42	37	35,582
4.000%	06/01/44	14	13,339
4.000%	12/01/44	299	286,638
4.000%	03/01/45	10	9,263
4.000%	08/01/45	598	569,515
4.000%	01/01/46	30	28,969
4.000%	03/01/46	59	56,495
4.000%	06/01/46	37	34,965
4.000%	04/01/47	29	27,273
4.000%	06/01/48	520	495,426
4.000%	02/01/49	41	39,092
4.000%	09/01/52	2,375	2,227,438
4.500%	TBA(tt)	169	162,621
4.500%	08/01/23	2	1,705
4.500%	04/01/25	7	6,661
4.500%	01/01/34	8	7,537
4.500%	11/01/39	37	36,961
4.500%	03/01/40	8	7,658
4.500%	08/01/40	15	14,237
4.500%	02/01/41	13	12,620
4.500%	06/01/41	37	36,440
4.500%	09/01/41	6	6,368

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	01/01/42	20	$19,790
4.500%	01/01/42	30	30,024
4.500%	01/01/43	19	19,052
4.500%	03/01/44	8	7,958
4.500%	06/01/44	7	7,043
4.500%	06/01/45	26	25,500
4.500%	07/01/47	6	6,066
4.500%	09/01/48	35	34,991
4.500%	09/01/48	90	88,142
4.500%	09/01/48	156	152,819
4.500%	01/01/49	33	32,539
4.500%	02/01/49	34	32,890
4.500%	03/01/49	34	32,869
4.500%	06/01/49	322	315,856
4.500%	07/01/49	42	41,086
4.500%	11/01/49	6	5,660
4.500%	01/01/51	80	78,092
4.500%	06/01/52	96	92,434
4.500%	07/01/52	298	286,935
5.000%	05/01/38	20	20,744
5.000%	08/01/44	24	24,152
5.000%	06/01/52	48	46,929
5.000%	08/01/52	323	318,791
5.500%	TBA	1,000	1,002,467
5.500%	07/01/38	10	10,741
5.500%	05/01/39	14	14,435
5.500%	05/01/40	7	7,501
5.500%	11/01/52	994	1,008,791
6.000%	02/01/36	8	8,321
6.000%	11/01/38	7	7,720
6.000%	09/01/39	18	18,338
6.000%	06/01/40	10	10,669
6.000%	05/01/41	42	44,202
Government National Mortgage Assoc.
2.000%	11/20/50	140	116,455
2.000%	08/20/51	70	58,974
2.000%	09/20/51	116	97,947
2.000%	11/20/51	214	180,087
2.500%	01/20/47	16	14,188
2.500%	08/20/51	374	325,126
2.500%	12/20/51	1,293	1,121,325
3.000%	11/20/43	70	63,894
3.000%	01/15/45	9	8,251
3.000%	01/15/45	48	43,495
3.000%	03/15/45	8	7,595
3.000%	07/15/45	10	9,389
3.000%	01/20/47	91	81,582
3.000%	06/20/47	139	125,220
3.000%	08/20/47	57	50,982
3.000%	10/20/49	716	643,512
3.000%	03/20/50	460	411,404
3.000%	07/20/51	59	52,769
3.000%	08/20/51	212	189,611
3.000%	12/20/51	23	20,456
3.000%	02/20/52	540	480,555
3.500%	07/15/42	33	31,051
3.500%	04/15/45	9	8,104
3.500%	07/20/47	155	144,323

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	08/20/47	72	$66,850
3.500%	06/20/49	146	135,251
3.500%	03/20/50	88	81,814
4.000%	01/15/41	36	34,951
4.000%	03/15/44	20	19,248
4.000%	05/15/45	36	34,379
4.000%	05/20/45	17	16,573
4.000%	07/20/45	131	126,470
4.000%	10/20/45	14	13,055
4.000%	01/20/46	28	26,923
4.000%	02/20/46	10	9,212
4.000%	03/20/46	44	42,106
4.000%	07/20/47	47	44,884
4.000%	06/20/52	74	69,651
4.500%	TBA(tt)	393	380,869
4.500%	04/15/40	37	37,136
4.500%	10/15/41	11	10,720
4.500%	07/20/44	19	18,859
4.500%	04/20/45	47	47,665
4.500%	11/20/47	19	18,499
4.500%	12/20/48	577	560,036
4.500%	02/20/49	41	40,028
4.500%	10/20/49	55	53,660
4.500%	12/20/49	35	33,794
4.500%	04/20/50	24	23,815
4.500%	03/20/52	47	45,957
4.500%	10/20/52	994	964,197
5.000%	06/15/38	6	6,009
5.000%	01/15/39	46	47,514
5.000%	06/15/39	10	10,727
5.000%	12/15/39	9	8,816
5.000%	10/20/42	8	8,217
5.000%	03/15/44	35	36,109
5.000%	09/20/48	28	28,212
5.000%	10/20/48	66	66,178
5.000%	11/20/48	62	61,810
5.000%	12/20/48	6	6,499
5.000%	01/20/49	172	171,909
5.000%	03/20/49	96	95,273
5.000%	06/20/49	26	25,678
5.000%	01/20/50	34	33,910
5.000%	03/20/50	14	13,853
5.000%	05/20/52	25	24,364
5.500%	TBA	1,000	1,005,592
5.500%	03/15/37	11	11,781
6.000%	TBA	1,000	1,015,889

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $42,634,171)			39,510,851

U.S. TREASURY OBLIGATIONS — 9.8%
U.S. Treasury Bonds
1.125%	08/15/40	2,785	1,734,533
1.750%	08/15/41	3,693	2,531,436
1.875%	02/15/51	2,161	1,380,740
2.000%	08/15/51	2,649	1,743,373
3.000%	11/15/45	67	55,275
3.500%	02/15/39	1,609	1,513,466

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	07/15/24	2,624	$2,540,410
0.125%	10/15/26	1,377	1,290,415
U.S. Treasury Notes
0.500%	04/30/27(h)	2,314	1,992,390
0.625%m	07/31/26(h)	1,335	1,179,389
0.750%	11/15/24	395	368,662
0.750%	08/31/26(h)(k)	546	483,423
1.125%	02/28/27(h)	760	675,688
1.250%	12/31/26	505	452,212
1.250%	08/15/31(k)	2,920	2,370,675
1.875%	08/31/24	497	475,256
2.250%	02/15/27	3,113	2,895,877
2.625%	05/31/27	5,084	4,792,464
2.750%	08/15/32	979	891,469
2.875%	11/30/25	1,885	1,814,165

TOTAL U.S. TREASURY OBLIGATIONS (cost $33,595,706)			31,181,318

		Shares
COMMON STOCK — 0.1%
Bermuda
Mt. Logan Re, Ltd., Special Investment Series 4*		474	402,208

(cost $0)

EXCHANGE-TRADED FUNDS — 2.9%
iShares Core U.S. Aggregate Bond ETF		46,792	4,538,356
Vanguard Total International Bond ETF		94,983	4,505,041

TOTAL EXCHANGE-TRADED FUNDS (cost $10,590,557)			9,043,397

TOTAL LONG-TERM INVESTMENTS (cost $325,221,597)			286,661,923

SHORT-TERM INVESTMENTS — 11.8%
AFFILIATED MUTUAL FUND — 0.4%
PGIM Institutional Money Market Fund (cost $1,150,282; includes $1,141,075 of cash collateral for securities on loan)(b)(wa)		1,150,891	1,150,315

Interest Rate	Maturity Date	Principal Amount (000)#

COMMERCIAL PAPER(n) — 4.4%
CenterPoint Energy, Inc.
4.827%	02/01/23	1,450	1,443,721
Crown Castle International Corp.
5.119%	01/10/23	1,225	1,223,171
Edison International
4.848%	01/03/23	1,451	1,450,255
General Motors Financial Co., Inc.
4.989%	01/27/23	480	478,155

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER(n) (continued)
NiSource, Inc.
4.680%	01/17/23		1,450	$1,446,638
Oracle Corp.
4.636%	01/18/23		1,625	1,621,081
Ovintiv, Inc.
5.266%	01/20/23		1,230	1,226,445
Penske Truck Leasing Co. LP/PTL Finance Corp.
4.658%	01/05/23		1,325	1,323,975
4.693%	01/12/23		1,100	1,098,131
Republic Services, Inc.
4.612%	01/10/23		825	823,844
San Diego Gas & Electric Co.
4.759%	01/06/23		1,200	1,198,908
VW Credit, Inc.
4.680%	01/11/23		800	798,773

TOTAL COMMERCIAL PAPER (cost $14,136,368)				14,133,097

FOREIGN TREASURY OBLIGATIONS(n) — 5.5%
Japan
Japan Treasury Discount Bills
Series 1110
(0.229)%	01/06/23	JPY	563,200	4,288,464
Series 1113
(0.163)%	01/16/23	JPY	784,150	5,971,032
Series 1117
(0.145)%	02/06/23	JPY	363,700	2,769,752
Series 1127
0.000%	03/27/23	JPY	563,000	4,291,535

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $16,085,462)				17,320,783

			Shares

UNAFFILIATED FUNDS — 1.5%
Dreyfus Government Cash Management (Institutional Shares)			4,508,832	4,508,832
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Shares)			336,647	336,647

TOTAL UNAFFILIATED FUNDS (cost $4,845,479)				4,845,479

OPTIONS PURCHASED*~ — 0.0% (cost $64,019)				23,712

TOTAL SHORT-TERM INVESTMENTS (cost $36,281,610)				37,473,386

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—101.9% (cost $361,503,207)				324,135,309

Value
OPTIONS WRITTEN*~ — (0.1)%
(premiums received $321,942)	$(350,274)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN*~—101.8% (cost $361,181,265)	323,785,035
Liabilities in excess of other assets(z) — (1.8)%	(5,853,637)

NET ASSETS — 100.0%	$317,931,398

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,118,347; cash collateral of $1,141,075 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 2,115,231 is 0.7% of net assets.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	2.000%	TBA	01/12/23	(1,000)	$(813,460)
Government National Mortgage Assoc.	4.500%	TBA	01/23/23	(1,000)	(969,913)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $1,820,977)					$(1,783,373)

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option GBP vs USD	Call	DB	05/04/23	1.42	—	GBP	110	$1,569
Currency Option USD vs JPY	Put	DB	02/23/23	112.00	—		164	1,257

Total OTC Traded (cost $14,989)								$2,826

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
10-Year Interest Rate Swap, 10/31/33	Call	MSI	10/27/23	2.52%	2.52%(A)	6 Month EURIBOR(S)/ 2.693%	EUR	990	$13,375
10-Year Interest Rate Swap, 12/05/33	Call	CITI	12/01/23	1.98%	1.98%(A)	6 Month EURIBOR(S)/ 2.693%	EUR	1,000	7,511

Total OTC Swaptions (cost $49,030)									$20,886

Total Options Purchased (cost $64,019)									$23,712

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
10-Year Interest Rate Swap, 01/06/33	Call	MSI	01/04/23	2.60%	6 Month EURIBOR(S)/ 2.693%	2.60%(A)	EUR	380	$—
10-Year Interest Rate Swap, 01/09/33	Call	MSI	01/05/23	3.27%	1 Day SOFR(A)/ 4.300%	3.27%(A)		480	(51)
10-Year Interest Rate Swap, 01/13/33	Call	CITI	01/11/23	2.71%	6 Month EURIBOR(S)/ 2.693%	2.71%(A)	EUR	390	(67)
10-Year Interest Rate Swap, 01/19/33	Call	MSI	01/17/23	3.20%	1 Day SOFR(A)/ 4.300%	3.20%(A)		480	(376)
10-Year Interest Rate Swap, 01/20/33	Call	JPM	01/18/23	2.60%	6 Month EURIBOR(S)/ 2.693%	2.60%(A)	EUR	400	(38)
10-Year Interest Rate Swap, 01/25/33	Call	JPM	01/23/23	3.34%	1 Day SOFR(A)/ 4.300%	3.34%(A)		720	(2,383)
10-Year Interest Rate Swap, 01/27/33	Call	CITI	01/25/23	2.87%	6 Month EURIBOR(S)/ 2.693%	2.87%(A)	EUR	580	(946)
10-Year Interest Rate Swap, 02/01/33	Call	DB	01/30/23	3.53%	1 Day SOFR(A)/ 4.300%	3.53%(A)		720	(7,325)
10-Year Interest Rate Swap, 12/19/33	Call	BOA	12/15/23	2.94%	1 Day SOFR(A)/ 4.300%	2.94%(A)		2,210	(51,990)
30-Year Interest Rate Swap, 12/05/53	Call	CITI	12/01/23	1.48%	6 Month EURIBOR(S)/ 2.693%	1.48%(A)	EUR	400	(9,551)
30-Year Interest Rate Swap, 10/31/53	Call	MSI	10/27/23	1.95%	6 Month EURIBOR(S)/ 2.693%	1.95%(A)	EUR	420	(17,476)
10-Year Interest Rate Swap, 01/06/33	Put	MSI	01/04/23	2.60%	2.60%(A)	6 Month EURIBOR(S)/ 2.693%	EUR	380	(18,833)

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
10-Year Interest Rate Swap, 01/09/33	Put	MSI	01/05/23	3.27%	3.27%(A)	1 Day SOFR(A)/ 4.300%		480	$(12,583)
10-Year Interest Rate Swap, 01/13/33	Put	CITI	01/11/23	2.71%	2.71%(A)	6 Month EURIBOR(S)/ 2.693%	EUR	390	(15,790)
10-Year Interest Rate Swap, 01/19/33	Put	MSI	01/17/23	3.20%	3.20%(A)	1 Day SOFR(A)/ 4.300%		480	(15,871)
10-Year Interest Rate Swap, 01/20/33	Put	JPM	01/18/23	2.60%	2.60%(A)	6 Month EURIBOR(S)/ 2.693%	EUR	400	(19,922)
10-Year Interest Rate Swap, 01/25/33	Put	JPM	01/23/23	3.34%	3.34%(A)	1 Day SOFR(A)/ 4.300%		720	(16,751)
10-Year Interest Rate Swap, 01/27/33	Put	CITI	01/25/23	2.87%	2.87%(A)	6 Month EURIBOR(S)/ 2.693%	EUR	580	(17,127)
10-Year Interest Rate Swap, 02/01/33	Put	DB	01/30/23	3.53%	3.53%(A)	1 Day SOFR(A)/ 4.300%		720	(9,845)
10-Year Interest Rate Swap, 12/19/33	Put	BOA	12/15/23	2.94%	2.94%(A)	1 Day SOFR(A)/ 4.300%		2,210	(133,349)

Total Options Written (premiums received $321,942)									$(350,274)

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
4	3 Year Australian Treasury Bonds	Mar. 2023	$290,850	$(3,939)
2	5 Year Euro-Bobl	Mar. 2023	247,809	(5,441)
15	5 Year U.S. Treasury Notes	Mar. 2023	1,618,945	(1,447)
25	10 Year Australian Treasury Bonds	Mar. 2023	1,969,043	(100,224)
13	10 Year Canadian Government Bonds	Mar. 2023	1,176,625	(28,160)
15	10 Year Euro-Bund	Mar. 2023	2,134,424	(40,461)
1	10 Year Japanese Bonds	Mar. 2023	1,108,351	(6,632)
6	10 Year Mini Japanese Government Bonds	Mar. 2023	665,056	(12,443)
5	10 Year U.K. Gilt	Mar. 2023	603,871	(33,556)
21	10 Year U.S. Treasury Notes	Mar. 2023	2,358,235	(1,019)
24	10 Year U.S. Ultra Treasury Notes	Mar. 2023	2,838,750	731
16	20 Year U.S. Treasury Bonds	Mar. 2023	2,005,500	(30,953)
2	30 Year Euro Buxl	Mar. 2023	289,535	(38,368)
59	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	7,924,438	(512,430)
48	Euro Schatz Index	Mar. 2023	5,416,648	(61,595)
12	Euro-OAT	Mar. 2023	1,635,219	(115,691)

				(991,628)

Short Positions:
65	2 Year U.S. Treasury Notes	Mar. 2023	13,330,078	23,575
3	5 Year Canadian Government Bonds	Mar. 2023	246,979	1,915
81	5 Year Euro-Bobl	Mar. 2023	10,036,272	237,071
49	5 Year U.S. Treasury Notes	Mar. 2023	5,288,555	10,436
8	10 Year Canadian Government Bonds	Mar. 2023	724,077	280
56	10 Year Euro-Bund	Mar. 2023	7,968,515	465,779
1	10 Year Japanese Bonds	Mar. 2023	1,108,351	22,260
2	10 Year Mini Japanese Government Bonds	Mar. 2023	221,685	4,188
30	10 Year U.K. Gilt	Mar. 2023	3,623,223	150,216
132	10 Year U.S. Treasury Notes	Mar. 2023	14,823,188	217,413
20	10 Year U.S. Ultra Treasury Notes	Mar. 2023	2,365,625	16,336
1	20 Year U.S. Treasury Bonds	Mar. 2023	125,344	(543)
10	30 Year Euro Buxl	Mar. 2023	1,447,677	254,380

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (cont’d):
5	Euro Schatz Index	Mar. 2023	$564,234	$6,953
55	Euro-BTP Italian Government Bond	Mar. 2023	6,412,638	473,699
14	Euro-OAT	Mar. 2023	1,907,756	111,498

				1,995,456

				$1,003,828

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/10/23	BARC	AUD	3,769	$2,532,881	$2,567,304	$34,423	$—
Expiring 01/10/23	BNP	AUD	950	649,283	647,105	—	(2,178)
Expiring 01/10/23	BNP	AUD	950	648,098	647,105	—	(993)
Expiring 01/10/23	BNP	AUD	480	321,294	326,958	5,664	—
Expiring 01/10/23	BOA	AUD	475	324,052	323,552	—	(500)
Expiring 01/10/23	GSI	AUD	960	640,987	653,916	12,929	—
Expiring 01/10/23	GSI	AUD	475	318,233	323,552	5,319	—
Expiring 01/10/23	GSI	AUD	475	318,535	323,552	5,017	—
Expiring 01/10/23	HSBC	AUD	1,435	963,452	977,469	14,017	—
Expiring 01/10/23	HSBC	AUD	470	320,209	320,147	—	(62)
Expiring 01/10/23	HSBC	AUD	470	323,120	320,146	—	(2,974)
Expiring 01/10/23	HSBC	AUD	470	318,416	320,147	1,731	—
Expiring 01/10/23	JPS	AUD	475	317,237	323,552	6,315	—
Expiring 01/10/23	JPS	AUD	470	323,415	320,147	—	(3,268)
Expiring 01/10/23	MSC	AUD	475	323,715	323,553	—	(162)
Expiring 01/10/23	MSC	AUD	360	242,150	245,219	3,069	—
Expiring 01/10/23	SSB	AUD	360	241,951	245,219	3,268	—
Expiring 01/10/23	UAG	AUD	475	323,965	323,553	—	(412)
Expiring 01/19/23	ANZ	AUD	1,156	775,315	787,472	12,157	—
Expiring 01/19/23	BNYM	AUD	56	35,283	38,113	2,830	—
Expiring 01/19/23	BNYM	AUD	7	4,728	4,874	146	—
Expiring 01/19/23	BNYM	AUD	4	2,683	2,650	—	(33)
Expiring 01/19/23	CSI	AUD	1,104	740,031	752,521	12,490	—
Expiring 01/19/23	JPM	AUD	2,356	1,488,863	1,605,632	116,769	—
Expiring 01/19/23	MSI	AUD	1,143	744,362	779,164	34,802	—
Expiring 01/19/23	MSI	AUD	1,134	767,489	772,687	5,198	—
Expiring 03/14/23	JPM	AUD	301	201,346	205,380	4,034	—
Expiring 03/15/23	JPM	AUD	481	326,543	328,342	1,799	—
Expiring 03/15/23	JPM	AUD	342	231,606	233,590	1,984	—
Expiring 03/15/23	JPM	AUD	31	21,349	21,410	61	—
Brazilian Real,
Expiring 01/04/23	CITI	BRL	1,138	210,357	215,303	4,946	—
Expiring 01/04/23	CITI	BRL	475	90,831	89,867	—	(964)
Expiring 01/04/23	CITI	BRL	470	90,064	88,921	—	(1,143)
Expiring 01/04/23	JPM	BRL	1,887	361,714	357,069	—	(4,645)
Expiring 01/04/23	JPM	BRL	648	124,204	122,609	—	(1,595)
Expiring 01/04/23	JPM	BRL	647	123,967	122,375	—	(1,592)
Expiring 01/04/23	JPM	BRL	99	18,914	18,671	—	(243)
Expiring 01/04/23	JPM	BRL	98	18,978	18,534	—	(444)
Expiring 01/04/23	MSC	BRL	1,378	264,101	260,710	—	(3,391)
Expiring 01/04/23	MSI	BRL	3,739	689,340	707,472	18,132	—
Expiring 01/04/23	MSI	BRL	557	106,789	105,418	—	(1,371)

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 02/02/23	MSC	BRL	1,378	$265,314	$259,254	$—	$(6,060)
Expiring 02/02/23	MSI	BRL	557	105,291	104,829	—	(462)
British Pound,
Expiring 01/10/23	BARC	GBP	529	645,304	639,725	—	(5,579)
Expiring 01/10/23	BARC	GBP	264	322,175	319,258	—	(2,917)
Expiring 01/10/23	BARC	GBP	261	321,698	315,630	—	(6,068)
Expiring 01/10/23	BARC	GBP	132	160,677	159,629	—	(1,048)
Expiring 01/10/23	BNP	GBP	264	322,475	319,258	—	(3,217)
Expiring 01/10/23	BNP	GBP	138	166,557	166,885	328	—
Expiring 01/10/23	BNP	GBP	138	168,678	166,885	—	(1,793)
Expiring 01/10/23	BOA	GBP	1,435	1,736,838	1,735,361	—	(1,477)
Expiring 01/10/23	GSI	GBP	247	297,160	298,699	1,539	—
Expiring 01/10/23	GSI	GBP	229	278,447	276,932	—	(1,515)
Expiring 01/10/23	JPS	GBP	578	703,791	698,982	—	(4,809)
Expiring 01/10/23	JPS	GBP	264	318,410	319,258	848	—
Expiring 01/10/23	JPS	GBP	262	319,863	316,840	—	(3,023)
Expiring 01/10/23	JPS	GBP	67	81,583	81,024	—	(559)
Expiring 01/10/23	MSC	GBP	590	713,774	713,494	—	(280)
Expiring 01/10/23	MSC	GBP	576	702,461	696,563	—	(5,898)
Expiring 01/10/23	SSB	GBP	530	644,616	640,935	—	(3,681)
Expiring 01/10/23	SSB	GBP	265	322,374	320,467	—	(1,907)
Expiring 01/10/23	UAG	GBP	263	316,830	318,049	1,219	—
Expiring 01/18/23	BNYM	GBP	6	6,729	6,763	34	—
Expiring 01/18/23	BNYM	GBP	3	4,012	3,901	—	(111)
Expiring 01/18/23	CITI	GBP	1,269	1,511,903	1,535,308	23,405	—
Expiring 01/18/23	RBS	GBP	681	832,351	823,133	—	(9,218)
Expiring 01/18/23	RBS	GBP	653	802,491	790,270	—	(12,221)
Expiring 03/15/23	JPM	GBP	182	224,934	220,763	—	(4,171)
Expiring 03/15/23	JPM	GBP	30	36,318	36,481	163	—
Canadian Dollar,
Expiring 01/10/23	BARC	CAD	1,541	1,151,327	1,138,170	—	(13,157)
Expiring 01/10/23	BARC	CAD	430	321,266	317,595	—	(3,671)
Expiring 01/10/23	BARC	CAD	430	317,351	317,594	243	—
Expiring 01/10/23	BNP	CAD	660	486,394	487,471	1,077	—
Expiring 01/10/23	BOA	CAD	440	324,408	324,981	573	—
Expiring 01/10/23	CITI	CAD	235	173,019	173,569	550	—
Expiring 01/10/23	GSI	CAD	1,305	962,095	963,863	1,768	—
Expiring 01/10/23	GSI	CAD	880	642,941	649,961	7,020	—
Expiring 01/10/23	GSI	CAD	860	631,371	635,189	3,818	—
Expiring 01/10/23	GSI	CAD	660	486,596	487,470	874	—
Expiring 01/10/23	GSI	CAD	440	324,999	324,980	—	(19)
Expiring 01/10/23	GSI	CAD	440	324,020	324,981	961	—
Expiring 01/10/23	GSI	CAD	440	325,006	324,980	—	(26)
Expiring 01/10/23	GSI	CAD	435	324,645	321,287	—	(3,358)
Expiring 01/10/23	GSI	CAD	430	317,742	317,595	—	(147)
Expiring 01/10/23	GSI	CAD	430	316,446	317,594	1,148	—
Expiring 01/10/23	RBC	CAD	855	633,819	631,496	—	(2,323)
Expiring 01/10/23	RBC	CAD	430	316,015	317,595	1,580	—
Expiring 01/19/23	BNP	CAD	1,032	761,900	762,166	266	—
Expiring 01/19/23	BNP	CAD	856	645,665	632,475	—	(13,190)
Expiring 01/19/23	BNYM	CAD	268	197,965	197,865	—	(100)
Expiring 01/19/23	BNYM	CAD	92	67,585	68,209	624	—
Expiring 01/19/23	CITI	CAD	1,042	778,903	769,279	—	(9,624)
Expiring 01/19/23	CITI	CAD	980	734,554	723,857	—	(10,697)
Expiring 01/19/23	JPM	CAD	969	719,241	716,028	—	(3,213)

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 01/19/23	RBS	CAD	1,047	$772,892	$772,998	$106	$—
Expiring 01/19/23	SCB	CAD	3,975	2,915,460	2,936,306	20,846	—
Expiring 03/15/23	JPM	CAD	102	75,005	75,395	390	—
Chilean Peso,
Expiring 01/03/23	JPM	CLP	40,720	46,187	47,987	1,800	—
Expiring 01/10/23	JPM	CLP	39,146	43,104	46,101	2,997	—
Expiring 01/10/23	JPM	CLP	16,661	17,243	19,620	2,377	—
Expiring 01/19/23	BNP	CLP	684,075	771,815	804,964	33,149	—
Expiring 01/19/23	BOA	CLP	705,541	755,021	830,224	75,203	—
Expiring 01/19/23	UAG	CLP	1,340,919	1,487,596	1,577,885	90,289	—
Chinese Renminbi,
Expiring 01/10/23	CITI	CNH	589	84,557	85,187	630	—
Expiring 01/10/23	GSI	CNH	2,156	311,787	311,822	35	—
Expiring 01/10/23	GSI	CNH	1,562	221,222	225,912	4,690	—
Expiring 01/10/23	MSC	CNH	939	135,420	135,808	388	—
Expiring 01/10/23	SSB	CNH	590	84,669	85,332	663	—
Expiring 02/10/23	JPM	CNH	9,237	1,322,070	1,339,220	17,150	—
Expiring 02/16/23	HSBC	CNH	5,456	760,509	791,311	30,802	—
Expiring 02/16/23	HSBC	CNH	5,331	769,714	773,172	3,458	—
Expiring 02/16/23	MSI	CNH	903	127,816	130,928	3,112	—
Expiring 03/15/23	JPM	CNH	573	82,927	83,316	389	—
Colombian Peso,
Expiring 01/10/23	CITI	COP	530,000	110,890	109,099	—	(1,791)
Expiring 01/23/23	JPM	COP	132,184	25,946	27,140	1,194	—
Expiring 01/23/23	JPM	COP	92,452	18,315	18,983	668	—
Expiring 01/23/23	JPM	COP	85,284	17,599	17,511	—	(88)
Expiring 01/23/23	JPM	COP	82,306	16,165	16,899	734	—
Czech Koruna,
Expiring 01/10/23	BNP	CZK	66	2,791	2,918	127	—
Expiring 03/15/23	JPM	CZK	63	2,712	2,762	50	—
Danish Krone,
Expiring 01/04/23	JPM	DKK	858	123,150	123,531	381	—
Expiring 02/03/23	BNYM	DKK	371	51,965	53,539	1,574	—
Euro,
Expiring 01/06/23	JPM	EUR	1,120	1,105,809	1,199,519	93,710	—
Expiring 01/06/23	JPM	EUR	944	1,006,988	1,011,509	4,521	—
Expiring 01/06/23	JPM	EUR	668	657,748	715,080	57,332	—
Expiring 01/06/23	JPM	EUR	364	357,567	389,885	32,318	—
Expiring 01/06/23	JPM	EUR	315	335,820	337,618	1,798	—
Expiring 01/06/23	JPM	EUR	252	268,396	269,421	1,025	—
Expiring 01/06/23	JPM	EUR	214	224,396	229,693	5,297	—
Expiring 01/06/23	JPM	EUR	190	196,480	203,417	6,937	—
Expiring 01/06/23	JPM	EUR	111	118,350	119,239	889	—
Expiring 01/06/23	JPM	EUR	100	100,438	107,052	6,614	—
Expiring 01/06/23	JPM	EUR	97	101,459	104,390	2,931	—
Expiring 01/06/23	JPM	EUR	84	89,171	90,378	1,207	—
Expiring 01/10/23	BARC	EUR	1,234	1,301,061	1,321,963	20,902	—
Expiring 01/10/23	BARC	EUR	304	323,608	325,670	2,062	—
Expiring 01/10/23	BNP	EUR	1,230	1,287,770	1,317,677	29,907	—
Expiring 01/10/23	BNP	EUR	307	319,625	328,884	9,259	—
Expiring 01/10/23	BNP	EUR	304	319,571	325,670	6,099	—
Expiring 01/10/23	BNP	EUR	304	323,398	325,670	2,272	—
Expiring 01/10/23	BOA	EUR	903	959,591	967,368	7,777	—
Expiring 01/10/23	BOA	EUR	334	354,012	357,808	3,796	—
Expiring 01/10/23	BOA	EUR	38	40,175	40,709	534	—

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/10/23	CITI	EUR	615	$647,922	$658,839	$10,917	$—
Expiring 01/10/23	CITI	EUR	297	316,230	318,171	1,941	—
Expiring 01/10/23	CITI	EUR	138	144,872	147,837	2,965	—
Expiring 01/10/23	CITI	EUR	93	98,436	99,629	1,193	—
Expiring 01/10/23	DB	EUR	2,389	2,489,087	2,559,293	70,206	—
Expiring 01/10/23	GSI	EUR	1,115	1,190,603	1,194,480	3,877	—
Expiring 01/10/23	GSI	EUR	297	315,696	318,171	2,475	—
Expiring 01/10/23	JPS	EUR	930	974,282	996,293	22,011	—
Expiring 01/10/23	JPS	EUR	614	649,940	657,767	7,827	—
Expiring 01/10/23	JPS	EUR	608	649,563	651,340	1,777	—
Expiring 01/10/23	JPS	EUR	306	326,043	327,813	1,770	—
Expiring 01/10/23	JPS	EUR	98	103,393	104,985	1,592	—
Expiring 01/10/23	JPS	EUR	98	103,355	104,986	1,631	—
Expiring 01/10/23	JPS	EUR	38	40,129	40,708	579	—
Expiring 01/10/23	JPS	EUR	23	24,343	24,640	297	—
Expiring 01/10/23	MSC	EUR	1,535	1,623,643	1,644,418	20,775	—
Expiring 01/10/23	MSC	EUR	307	321,142	328,884	7,742	—
Expiring 01/10/23	MSC	EUR	107	113,866	114,627	761	—
Expiring 01/10/23	MSC	EUR	86	90,909	92,130	1,221	—
Expiring 01/10/23	SSB	EUR	789	821,450	845,241	23,791	—
Expiring 01/10/23	SSB	EUR	340	353,338	364,237	10,899	—
Expiring 01/10/23	SSB	EUR	327	341,803	350,309	8,506	—
Expiring 01/10/23	SSB	EUR	276	287,058	295,674	8,616	—
Expiring 01/10/23	SSB	EUR	192	199,692	205,686	5,994	—
Expiring 01/10/23	SSB	EUR	141	148,333	151,050	2,717	—
Expiring 01/10/23	UAG	EUR	351	369,572	376,020	6,448	—
Expiring 01/10/23	UAG	EUR	15	15,794	16,070	276	—
Expiring 02/27/23	JPM	EUR	590	629,976	633,880	3,904	—
Expiring 02/27/23	JPM	EUR	241	257,693	259,283	1,590	—
Expiring 02/27/23	JPM	EUR	182	194,625	195,291	666	—
Expiring 02/27/23	JPM	EUR	149	158,894	160,199	1,305	—
Expiring 02/27/23	JPM	EUR	109	115,853	117,504	1,651	—
Expiring 03/15/23	JPM	EUR	169	179,749	182,218	2,469	—
Expiring 03/15/23	JPM	EUR	85	91,202	91,461	259	—
Expiring 03/15/23	JPM	EUR	69	73,477	73,854	377	—
Expiring 03/15/23	JPM	EUR	43	45,705	45,993	288	—
Expiring 03/15/23	JPM	EUR	22	22,993	23,270	277	—
Hungarian Forint,
Expiring 01/10/23	BARC	HUF	90,100	237,029	240,691	3,662	—
Expiring 01/10/23	BARC	HUF	32,400	85,185	86,553	1,368	—
Expiring 01/10/23	BARC	HUF	32,400	85,387	86,553	1,166	—
Expiring 01/10/23	BARC	HUF	25,200	66,429	67,318	889	—
Expiring 01/10/23	DB	HUF	16,253	41,148	43,417	2,269	—
Expiring 01/10/23	UAG	HUF	61,600	156,058	164,557	8,499	—
Indian Rupee,
Expiring 01/10/23	BNP	INR	29,992	365,063	362,349	—	(2,714)
Expiring 01/10/23	MSC	INR	9,280	113,272	112,117	—	(1,155)
Expiring 02/16/23	JPM	INR	14	165	164	—	(1)
Expiring 03/16/23	BOA	INR	60,422	727,106	726,419	—	(687)
Expiring 03/16/23	CITI	INR	60,422	728,525	726,418	—	(2,107)
Israeli Shekel,
Expiring 03/15/23	JPM	ILS	62	17,920	17,591	—	(329)
Japanese Yen,
Expiring 01/06/23	JPM	JPY	563,222	4,228,392	4,295,629	67,237	—
Expiring 01/06/23	JPM	JPY	364,859	2,495,100	2,782,738	287,638	—

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/10/23	BNP	JPY	66,100	$497,251	$504,408	$7,157	$—
Expiring 01/10/23	BNP	JPY	44,500	327,005	339,579	12,574	—
Expiring 01/10/23	BNP	JPY	44,300	327,917	338,053	10,136	—
Expiring 01/10/23	BNP	JPY	43,800	322,425	334,237	11,812	—
Expiring 01/10/23	BNP	JPY	42,200	318,190	322,027	3,837	—
Expiring 01/10/23	BNP	JPY	42,000	318,967	320,501	1,534	—
Expiring 01/10/23	BOA	JPY	67,300	485,514	513,565	28,051	—
Expiring 01/10/23	BOA	JPY	42,100	318,710	321,264	2,554	—
Expiring 01/10/23	CITI	JPY	43,900	320,797	335,000	14,203	—
Expiring 01/10/23	GSI	JPY	109,800	807,739	837,882	30,143	—
Expiring 01/10/23	GSI	JPY	34,800	263,933	265,558	1,625	—
Expiring 01/10/23	JPS	JPY	88,100	647,360	672,290	24,930	—
Expiring 01/10/23	JPS	JPY	66,100	483,439	504,408	20,969	—
Expiring 01/10/23	JPS	JPY	43,700	324,310	333,474	9,164	—
Expiring 01/10/23	JPS	JPY	42,300	315,888	322,791	6,903	—
Expiring 01/10/23	JPS	JPY	42,200	317,869	322,028	4,159	—
Expiring 01/10/23	JPS	JPY	42,200	318,597	322,028	3,431	—
Expiring 01/10/23	MSC	JPY	437,379	3,179,250	3,337,631	158,381	—
Expiring 01/10/23	MSC	JPY	88,200	648,324	673,052	24,728	—
Expiring 01/10/23	MSC	JPY	87,400	641,331	666,948	25,617	—
Expiring 01/10/23	MSC	JPY	87,300	641,408	666,185	24,777	—
Expiring 01/10/23	MSC	JPY	44,100	318,208	336,526	18,318	—
Expiring 01/10/23	MSC	JPY	44,100	322,759	336,527	13,768	—
Expiring 01/10/23	MSC	JPY	43,800	323,209	334,237	11,028	—
Expiring 01/10/23	SCS	JPY	185,388	1,343,808	1,414,693	70,885	—
Expiring 01/10/23	SSB	JPY	44,800	323,286	341,868	18,582	—
Expiring 01/10/23	SSB	JPY	44,100	322,995	336,527	13,532	—
Expiring 01/10/23	UAG	JPY	44,500	328,640	339,578	10,938	—
Expiring 02/09/23	BNYM	JPY	42,651	325,187	326,782	1,595	—
Expiring 02/09/23	BOA	JPY	80,065	596,596	613,437	16,841	—
Expiring 02/09/23	RBS	JPY	105,864	783,663	811,104	27,441	—
Expiring 03/15/23	JPM	JPY	5,618	42,688	43,244	556	—
Expiring 03/16/23	JPM	JPY	502,498	3,846,183	3,868,612	22,429	—
Mexican Peso,
Expiring 01/10/23	BOA	MXN	2,650	136,658	135,713	—	(945)
Expiring 01/10/23	UAG	MXN	35,257	1,805,681	1,805,601	—	(80)
Expiring 01/19/23	BOA	MXN	14,673	751,707	750,072	—	(1,635)
Expiring 01/19/23	CITI	MXN	14,928	771,936	763,097	—	(8,839)
Expiring 01/19/23	JPM	MXN	14,683	753,577	750,601	—	(2,976)
Expiring 03/15/23	JPM	MXN	36	1,773	1,804	31	—
New Taiwanese Dollar,
Expiring 01/03/23	JPM	TWD	2,563	83,940	83,478	—	(462)
Expiring 01/03/23	JPM	TWD	1,404	45,622	45,725	103	—
Expiring 01/03/23	JPM	TWD	1,159	37,669	37,754	85	—
Expiring 01/10/23	CITI	TWD	3,325	108,490	108,390	—	(100)
Expiring 01/10/23	GSI	TWD	9,710	315,803	316,530	727	—
Expiring 03/27/23	JPM	TWD	1,159	38,267	38,080	—	(187)
New Zealand Dollar,
Expiring 01/10/23	BOA	NZD	1,520	961,175	965,200	4,025	—
Expiring 01/10/23	BOA	NZD	500	317,596	317,500	—	(96)
Expiring 01/10/23	GSI	NZD	505	319,857	320,675	818	—
Expiring 01/10/23	GSI	NZD	505	320,604	320,675	71	—
Expiring 01/10/23	GSI	NZD	380	241,646	241,300	—	(346)
Expiring 01/10/23	HSBC	NZD	1,525	980,047	968,375	—	(11,672)
Expiring 01/10/23	HSBC	NZD	1,015	647,887	644,525	—	(3,362)

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 01/10/23	HSBC	NZD	505	$317,498	$320,675	$3,177	$—
Expiring 01/10/23	HSBC	NZD	500	319,668	317,500	—	(2,168)
Expiring 01/10/23	HSBC	NZD	160	101,301	101,600	299	—
Expiring 01/10/23	JPS	NZD	2,510	1,602,994	1,593,850	—	(9,144)
Expiring 01/10/23	JPS	NZD	385	245,434	244,475	—	(959)
Expiring 01/10/23	MSC	NZD	1,030	639,403	654,050	14,647	—
Expiring 01/10/23	MSC	NZD	505	316,122	320,675	4,553	—
Expiring 01/10/23	MSC	NZD	505	315,950	320,675	4,725	—
Expiring 01/10/23	MSC	NZD	505	317,941	320,675	2,734	—
Expiring 02/02/23	BOA	NZD	1,221	780,601	775,657	—	(4,944)
Expiring 02/02/23	JPM	NZD	1,836	1,132,218	1,166,021	33,803	—
Expiring 02/02/23	JPM	NZD	1,236	791,275	785,373	—	(5,902)
Expiring 03/15/23	JPM	NZD	479	306,260	304,369	—	(1,891)
Expiring 03/15/23	JPM	NZD	69	43,032	43,714	682	—
Norwegian Krone,
Expiring 01/04/23	JPM	NOK	1,002	101,906	102,256	350	—
Expiring 01/10/23	BARC	NOK	870	87,905	88,846	941	—
Expiring 01/10/23	JPS	NOK	3,180	320,060	324,748	4,688	—
Expiring 01/10/23	JPS	NOK	3,130	319,532	319,642	110	—
Expiring 01/10/23	JPS	NOK	1,560	157,948	159,310	1,362	—
Expiring 01/10/23	MSC	NOK	7,880	798,848	804,720	5,872	—
Expiring 01/10/23	MSC	NOK	3,181	317,202	324,849	7,647	—
Expiring 02/03/23	BOA	NOK	15,064	1,515,375	1,539,871	24,496	—
Expiring 03/15/23	JPM	NOK	1,827	183,696	187,052	3,356	—
Expiring 03/15/23	JPM	NOK	456	45,688	46,661	973	—
Expiring 03/15/23	JPM	NOK	177	18,032	18,126	94	—
Peruvian Nuevo Sol,
Expiring 01/10/23	CITI	PEN	375	97,669	98,645	976	—
Philippine Peso,
Expiring 01/10/23	CITI	PHP	9,940	180,530	178,775	—	(1,755)
Polish Zloty,
Expiring 01/10/23	DB	PLN	5,356	1,164,474	1,221,451	56,977	—
Expiring 01/10/23	MSC	PLN	405	89,070	92,362	3,292	—
Expiring 01/30/23	HSBC	PLN	6,851	1,510,504	1,559,534	49,030	—
Singapore Dollar,
Expiring 01/10/23	JPS	SGD	215	155,232	160,563	5,331	—
Expiring 03/02/23	HSBC	SGD	1,061	782,118	793,007	10,889	—
Expiring 03/02/23	HSBC	SGD	1,057	782,987	790,304	7,317	—
Expiring 03/02/23	HSBC	SGD	1,057	782,875	790,304	7,429	—
Expiring 03/15/23	JPM	SGD	99	73,745	74,335	590	—
South African Rand,
Expiring 01/10/23	CITI	ZAR	2,520	143,214	148,170	4,956	—
Expiring 01/10/23	GSI	ZAR	3,250	183,331	191,092	7,761	—
Expiring 01/10/23	GSI	ZAR	1,630	94,893	95,840	947	—
Expiring 01/10/23	GSI	ZAR	1,630	92,077	95,840	3,763	—
Expiring 01/10/23	JPS	ZAR	20,081	1,166,076	1,180,714	14,638	—
Expiring 01/10/23	JPS	ZAR	394	22,633	23,166	533	—
Expiring 01/10/23	JPS	ZAR	394	22,611	23,166	555	—
Expiring 01/10/23	JPS	ZAR	394	22,638	23,166	528	—
Expiring 03/15/23	JPM	ZAR	470	26,868	27,491	623	—
South Korean Won,
Expiring 01/10/23	BARC	KRW	425,640	323,656	338,071	14,415	—
Expiring 01/10/23	BARC	KRW	420,805	323,075	334,231	11,156	—
Expiring 01/10/23	BARC	KRW	374,535	277,690	297,480	19,790	—
Expiring 01/10/23	BARC	KRW	331,720	263,772	263,474	—	(298)

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 01/10/23	CITI	KRW	420,805	$323,000	$334,231	$11,231	$—
Expiring 01/30/23	BOA	KRW	1,006,474	748,331	799,648	51,317	—
Expiring 01/30/23	MSI	KRW	1,047,569	769,276	832,299	63,023	—
Expiring 01/30/23	SCB	KRW	1,039,457	726,512	825,854	99,342	—
Expiring 01/30/23	SCB	KRW	1,015,955	779,869	807,181	27,312	—
Expiring 01/30/23	SCB	KRW	1,015,955	780,051	807,181	27,130	—
Expiring 03/16/23	JPM	KRW	291,432	225,480	231,853	6,373	—
Swedish Krona,
Expiring 01/10/23	BOA	SEK	10,090	974,785	967,592	—	(7,193)
Expiring 01/10/23	BOA	SEK	3,400	327,213	326,047	—	(1,166)
Expiring 01/10/23	CITI	SEK	8,380	808,176	803,610	—	(4,566)
Expiring 01/10/23	JPS	SEK	3,400	326,140	326,047	—	(93)
Expiring 01/10/23	JPS	SEK	3,400	330,248	326,047	—	(4,201)
Expiring 01/10/23	JPS	SEK	3,360	317,370	322,212	4,842	—
Expiring 01/10/23	JPS	SEK	3,300	324,696	316,457	—	(8,239)
Expiring 01/10/23	JPS	SEK	840	79,174	80,553	1,379	—
Expiring 02/03/23	BOA	SEK	8,138	789,272	781,459	—	(7,813)
Expiring 02/03/23	CSI	SEK	7,977	774,372	766,006	—	(8,366)
Expiring 03/06/23	JPM	SEK	887	86,775	85,279	—	(1,496)
Swiss Franc,
Expiring 01/04/23	JPM	CHF	593	643,260	641,747	—	(1,513)
Expiring 01/10/23	BARC	CHF	150	162,104	162,420	316	—
Expiring 01/10/23	BNP	CHF	595	640,026	644,268	4,242	—
Expiring 01/10/23	CITI	CHF	600	651,464	649,682	—	(1,782)
Expiring 01/10/23	CITI	CHF	600	647,141	649,682	2,541	—
Expiring 01/10/23	JPS	CHF	300	323,867	324,841	974	—
Expiring 01/10/23	JPS	CHF	75	79,075	81,210	2,135	—
Expiring 01/10/23	JPS	CHF	75	79,940	81,210	1,270	—
Expiring 01/10/23	JPS	CHF	40	42,751	43,312	561	—
Expiring 01/10/23	JPS	CHF	40	43,394	43,312	—	(82)
Expiring 01/10/23	MSC	CHF	305	326,053	330,256	4,203	—
Expiring 01/10/23	SSB	CHF	605	646,650	655,096	8,446	—
Expiring 01/10/23	SSB	CHF	300	322,413	324,842	2,429	—
Expiring 01/10/23	UAG	CHF	300	317,650	324,841	7,191	—
Expiring 01/10/23	UAG	CHF	300	323,778	324,841	1,063	—
Expiring 03/01/23	UAG	CHF	732	790,382	796,654	6,272	—
Expiring 03/15/23	JPM	CHF	281	304,653	306,526	1,873	—
Expiring 03/15/23	JPM	CHF	42	45,964	45,923	—	(41)
Thai Baht,
Expiring 01/10/23	BARC	THB	5,420	155,605	156,659	1,054	—
Expiring 01/10/23	BARC	THB	2,412	67,363	69,716	2,353	—
Expiring 01/19/23	BNYM	THB	13,972	389,734	404,251	14,517	—

				$151,846,612	$154,479,616	2,907,697	(274,693)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/10/23	BARC	AUD	2,380	$1,599,431	$1,621,168	$—	$(21,737)
Expiring 01/10/23	BNP	AUD	475	319,614	323,553	—	(3,939)
Expiring 01/10/23	BNP	AUD	180	121,753	122,609	—	(856)
Expiring 01/10/23	BOA	AUD	1,915	1,297,020	1,304,427	—	(7,407)
Expiring 01/10/23	BOA	AUD	475	318,260	323,553	—	(5,293)

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/10/23	CITI	AUD	176	$120,804	$119,884	$920	$—
Expiring 01/10/23	GSI	AUD	945	631,766	643,700	—	(11,934)
Expiring 01/10/23	GSI	AUD	480	330,492	326,958	3,534	—
Expiring 01/10/23	GSI	AUD	360	241,342	245,219	—	(3,877)
Expiring 01/10/23	HSBC	AUD	1,425	954,709	970,658	—	(15,949)
Expiring 01/10/23	HSBC	AUD	955	640,883	650,510	—	(9,627)
Expiring 01/10/23	HSBC	AUD	955	641,373	650,511	—	(9,138)
Expiring 01/10/23	HSBC	AUD	945	632,403	643,699	—	(11,296)
Expiring 01/10/23	HSBC	AUD	480	322,500	326,958	—	(4,458)
Expiring 01/10/23	MSC	AUD	475	317,462	323,553	—	(6,091)
Expiring 01/10/23	MSC	AUD	470	317,188	320,146	—	(2,958)
Expiring 01/10/23	TD	AUD	475	318,573	323,552	—	(4,979)
Expiring 01/19/23	BNYM	AUD	280	189,308	190,771	—	(1,463)
Expiring 01/19/23	BNYM	AUD	37	25,161	25,511	—	(350)
Expiring 01/19/23	BOA	AUD	2,307	1,500,838	1,572,221	—	(71,383)
Expiring 01/19/23	BOA	AUD	1,208	820,078	823,347	—	(3,269)
Expiring 01/19/23	BOA	AUD	1,165	733,974	794,168	—	(60,194)
Expiring 01/19/23	CITI	AUD	4,462	2,831,194	3,040,633	—	(209,439)
Expiring 01/19/23	GS	AUD	1,189	760,653	810,474	—	(49,821)
Expiring 01/19/23	JPM	AUD	1,138	738,478	775,739	—	(37,261)
Brazilian Real,
Expiring 01/04/23	CITI	BRL	1,378	264,101	260,710	3,391	—
Expiring 01/04/23	CITI	BRL	705	132,097	133,382	—	(1,285)
Expiring 01/04/23	JPM	BRL	1,887	353,066	357,069	—	(4,003)
Expiring 01/04/23	JPM	BRL	648	121,526	122,610	—	(1,084)
Expiring 01/04/23	JPM	BRL	647	121,526	122,375	—	(849)
Expiring 01/04/23	JPM	BRL	99	18,201	18,671	—	(470)
Expiring 01/04/23	JPM	BRL	98	18,775	18,534	241	—
Expiring 01/04/23	MSC	BRL	1,378	266,951	260,710	6,241	—
Expiring 01/04/23	MSI	BRL	3,739	716,674	707,471	9,203	—
Expiring 01/04/23	MSI	BRL	557	105,870	105,418	452	—
Expiring 02/02/23	JPM	BRL	99	18,978	18,544	434	—
Expiring 02/02/23	JPM	BRL	74	14,234	13,945	289	—
British Pound,
Expiring 01/10/23	BARC	GBP	464	560,665	561,120	—	(455)
Expiring 01/10/23	BARC	GBP	265	322,515	320,467	2,048	—
Expiring 01/10/23	BARC	GBP	261	322,116	315,630	6,486	—
Expiring 01/10/23	BNP	GBP	2,857	3,416,682	3,455,001	—	(38,319)
Expiring 01/10/23	BNP	GBP	2,520	3,013,663	3,047,463	—	(33,800)
Expiring 01/10/23	BNP	GBP	2,176	2,602,274	2,631,460	—	(29,186)
Expiring 01/10/23	BNP	GBP	265	323,031	320,467	2,564	—
Expiring 01/10/23	BNP	GBP	113	138,994	136,653	2,341	—
Expiring 01/10/23	CBA	GBP	149	180,898	180,187	711	—
Expiring 01/10/23	GSI	GBP	529	646,226	639,725	6,501	—
Expiring 01/10/23	GSI	GBP	265	317,733	320,468	—	(2,735)
Expiring 01/10/23	GSI	GBP	265	317,110	320,467	—	(3,357)
Expiring 01/10/23	GSI	GBP	265	322,704	320,468	2,236	—
Expiring 01/10/23	GSI	GBP	133	158,629	160,838	—	(2,209)
Expiring 01/10/23	JPS	GBP	265	316,818	320,468	—	(3,650)
Expiring 01/10/23	JPS	GBP	66	78,787	79,815	—	(1,028)
Expiring 01/10/23	JPS	GBP	66	79,214	79,815	—	(601)
Expiring 01/10/23	SSB	GBP	1,757	2,146,980	2,124,759	22,221	—
Expiring 01/10/23	UAG	GBP	125	155,385	151,164	4,221	—
Expiring 01/18/23	BNYM	GBP	318	394,871	384,537	10,334	—
Expiring 01/18/23	BNYM	GBP	86	104,008	104,546	—	(538)

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/18/23	CITI	GBP	624	$737,840	$755,329	$—	$(17,489)
Expiring 01/18/23	CITI	GBP	621	744,833	751,588	—	(6,755)
Expiring 01/18/23	JPM	GBP	653	777,458	790,041	—	(12,583)
Expiring 02/23/23	JPM	GBP	1,003	1,237,196	1,214,622	22,574	—
Expiring 03/15/23	JPM	GBP	214	262,919	259,410	3,509	—
Expiring 03/15/23	JPM	GBP	181	224,263	218,966	5,297	—
Expiring 03/15/23	JPM	GBP	112	137,526	135,363	2,163	—
Expiring 03/15/23	JPM	GBP	109	134,812	132,480	2,332	—
Expiring 03/15/23	JPM	GBP	37	44,937	44,775	162	—
Canadian Dollar,
Expiring 01/10/23	BARC	CAD	6,032	4,506,689	4,455,188	51,501	—
Expiring 01/10/23	BNP	CAD	440	321,435	324,981	—	(3,546)
Expiring 01/10/23	BNP	CAD	215	158,965	158,797	168	—
Expiring 01/10/23	GSI	CAD	2,195	1,610,483	1,621,209	—	(10,726)
Expiring 01/10/23	GSI	CAD	1,315	963,868	971,249	—	(7,381)
Expiring 01/10/23	GSI	CAD	865	640,983	638,882	2,101	—
Expiring 01/10/23	GSI	CAD	435	321,660	321,288	372	—
Expiring 01/10/23	SSB	CAD	1,305	963,475	963,863	—	(388)
Expiring 01/19/23	BNP	CAD	1,084	807,227	800,536	6,691	—
Expiring 01/19/23	BNP	CAD	1,066	780,301	787,238	—	(6,937)
Expiring 01/19/23	BNP	CAD	979	725,735	722,974	2,761	—
Expiring 01/19/23	BNYM	CAD	106	77,849	78,038	—	(189)
Expiring 01/19/23	BNYM	CAD	102	75,517	74,972	545	—
Expiring 01/19/23	BNYM	CAD	97	72,163	71,897	266	—
Expiring 01/19/23	BNYM	CAD	52	38,828	38,762	66	—
Expiring 01/19/23	BNYM	CAD	42	31,302	31,033	269	—
Expiring 01/19/23	BOA	CAD	1,066	781,487	787,237	—	(5,750)
Expiring 01/19/23	CITI	CAD	7,463	5,468,733	5,512,440	—	(43,707)
Expiring 01/19/23	CITI	CAD	995	749,257	734,825	14,432	—
Expiring 01/19/23	MSI	CAD	1,328	988,487	981,210	7,277	—
Expiring 01/19/23	RBS	CAD	1,006	752,889	743,235	9,654	—
Chilean Peso,
Expiring 01/03/23	JPM	CLP	40,935	44,979	48,239	—	(3,260)
Expiring 01/10/23	BOA	CLP	83,700	90,904	98,570	—	(7,666)
Expiring 01/10/23	BOA	CLP	66,408	72,124	78,206	—	(6,082)
Expiring 01/10/23	DB	CLP	74,400	83,671	87,618	—	(3,947)
Expiring 01/10/23	JPM	CLP	62,255	62,669	73,316	—	(10,647)
Expiring 01/10/23	JPM	CLP	40,768	46,187	48,011	—	(1,824)
Expiring 01/19/23	BNP	CLP	682,585	763,292	803,211	—	(39,919)
Expiring 01/19/23	BOA	CLP	718,282	751,736	845,217	—	(93,481)
Expiring 01/19/23	BOA	CLP	677,500	731,642	797,228	—	(65,586)
Expiring 01/19/23	CITI	CLP	657,108	724,245	773,231	—	(48,986)
Chinese Renminbi,
Expiring 01/10/23	GSI	CNH	784	113,377	113,390	—	(13)
Expiring 01/10/23	HSBC	CNH	2,826	393,188	408,724	—	(15,536)
Expiring 01/10/23	HSBC	CNH	1,283	178,507	185,560	—	(7,053)
Expiring 02/10/23	JPM	CNH	9,642	1,391,785	1,397,940	—	(6,155)
Expiring 02/16/23	BNP	CNH	11,656	1,630,586	1,690,658	—	(60,072)
Expiring 03/15/23	JPM	CNH	508	73,064	73,815	—	(751)
Colombian Peso,
Expiring 01/10/23	BNP	COP	636,523	129,682	131,027	—	(1,345)
Expiring 01/10/23	BNP	COP	212,622	43,318	43,767	—	(449)
Expiring 01/23/23	JPM	COP	456,165	91,314	93,661	—	(2,347)
Expiring 01/23/23	JPM	COP	84,280	16,939	17,305	—	(366)

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Czech Koruna,
Expiring 01/10/23	BNP	CZK	6,026	$254,842	$266,469	$—	$(11,627)
Expiring 01/10/23	CITI	CZK	4,620	197,972	204,296	—	(6,324)
Expiring 01/10/23	CITI	CZK	4,240	182,484	187,492	—	(5,008)
Expiring 03/08/23	JPM	CZK	2,037	88,868	89,807	—	(939)
Danish Krone,
Expiring 01/04/23	JPM	DKK	880	115,830	126,791	—	(10,961)
Expiring 01/10/23	UAG	DKK	2,935	415,011	422,864	—	(7,853)
Expiring 03/29/23	JPM	DKK	858	123,939	124,331	—	(392)
Euro,
Expiring 01/06/23	JPM	EUR	9,882	9,802,996	10,583,180	—	(780,184)
Expiring 01/06/23	JPM	EUR	641	634,431	686,899	—	(52,468)
Expiring 01/06/23	JPM	EUR	386	388,609	413,719	—	(25,110)
Expiring 01/06/23	JPM	EUR	367	362,010	393,007	—	(30,997)
Expiring 01/06/23	JPM	EUR	355	368,967	380,218	—	(11,251)
Expiring 01/06/23	JPM	EUR	300	302,539	321,403	—	(18,864)
Expiring 01/10/23	BARC	EUR	308	324,367	329,955	—	(5,588)
Expiring 01/10/23	BARC	EUR	224	238,119	239,967	—	(1,848)
Expiring 01/10/23	BNP	EUR	739	763,448	791,678	—	(28,230)
Expiring 01/10/23	BOA	EUR	921	954,838	986,651	—	(31,813)
Expiring 01/10/23	BOA	EUR	921	954,193	986,651	—	(32,458)
Expiring 01/10/23	BOA	EUR	301	319,183	322,456	—	(3,273)
Expiring 01/10/23	CITI	EUR	1,535	1,619,516	1,644,419	—	(24,903)
Expiring 01/10/23	DB	EUR	30,430	31,704,865	32,599,119	—	(894,254)
Expiring 01/10/23	DB	EUR	4,602	4,794,801	4,930,041	—	(135,240)
Expiring 01/10/23	DB	EUR	616	650,842	659,910	—	(9,068)
Expiring 01/10/23	GSI	EUR	304	322,438	325,670	—	(3,232)
Expiring 01/10/23	JPS	EUR	1,234	1,300,494	1,321,962	—	(21,468)
Expiring 01/10/23	JPS	EUR	617	650,556	660,982	—	(10,426)
Expiring 01/10/23	JPS	EUR	608	647,521	651,340	—	(3,819)
Expiring 01/10/23	JPS	EUR	608	646,426	651,340	—	(4,914)
Expiring 01/10/23	JPS	EUR	601	637,252	643,840	—	(6,588)
Expiring 01/10/23	JPS	EUR	601	637,493	643,841	—	(6,348)
Expiring 01/10/23	JPS	EUR	308	320,769	329,955	—	(9,186)
Expiring 01/10/23	JPS	EUR	307	321,113	328,884	—	(7,771)
Expiring 01/10/23	JPS	EUR	306	322,342	327,812	—	(5,470)
Expiring 01/10/23	JPS	EUR	143	153,267	153,193	74	—
Expiring 01/10/23	JPS	EUR	77	80,728	82,489	—	(1,761)
Expiring 01/10/23	JPS	EUR	21	22,191	22,497	—	(306)
Expiring 01/10/23	JPS	EUR	21	22,191	22,497	—	(306)
Expiring 01/10/23	JPS	EUR	21	22,201	22,496	—	(295)
Expiring 01/10/23	MSC	EUR	608	647,168	651,340	—	(4,172)
Expiring 01/10/23	MSC	EUR	367	380,817	393,161	—	(12,344)
Expiring 01/10/23	MSC	EUR	308	325,703	329,955	—	(4,252)
Expiring 01/10/23	MSC	EUR	103	108,823	110,343	—	(1,520)
Expiring 01/10/23	RBC	EUR	340	362,274	364,236	—	(1,962)
Expiring 01/10/23	SSB	EUR	308	321,417	329,955	—	(8,538)
Expiring 01/10/23	SSB	EUR	304	323,072	325,670	—	(2,598)
Expiring 01/10/23	SSB	EUR	119	123,668	127,482	—	(3,814)
Expiring 01/10/23	UAG	EUR	304	323,074	325,670	—	(2,596)
Expiring 01/10/23	UAG	EUR	301	320,207	322,456	—	(2,249)
Expiring 02/09/23	JPM	EUR	6,129	6,547,832	6,579,299	—	(31,467)
Expiring 02/27/23	JPM	EUR	6,129	6,556,821	6,587,277	—	(30,456)
Expiring 02/27/23	JPM	EUR	4,057	4,289,732	4,360,006	—	(70,274)
Expiring 02/27/23	JPM	EUR	2,205	2,332,457	2,370,306	—	(37,849)
Expiring 02/27/23	JPM	EUR	169	179,349	182,171	—	(2,822)

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 03/15/23	JPM	EUR	530	$563,551	$570,591	$—	$(7,040)
Expiring 03/15/23	JPM	EUR	43	46,115	46,272	—	(157)
Expiring 03/15/23	JPM	EUR	43	46,329	46,300	29	—
Hungarian Forint,
Expiring 01/10/23	DB	HUF	34,857	88,249	93,116	—	(4,867)
Expiring 01/10/23	UAG	HUF	70,600	176,686	188,600	—	(11,914)
Indian Rupee,
Expiring 01/10/23	BOA	INR	14,760	178,849	178,323	526	—
Expiring 01/10/23	GSI	INR	7,670	92,387	92,665	—	(278)
Expiring 03/16/23	CITI	INR	120,790	1,452,886	1,452,199	687	—
Indonesian Rupiah,
Expiring 01/10/23	SCS	IDR	12,701,041	806,876	816,378	—	(9,502)
Expiring 01/10/23	SCS	IDR	706,000	44,851	45,379	—	(528)
Expiring 01/26/23	BNP	IDR	5,296,346	339,594	341,767	—	(2,173)
Expiring 03/16/23	JPM	IDR	5,832,999	374,720	376,442	—	(1,722)
Israeli Shekel,
Expiring 01/10/23	HSBC	ILS	1,166	339,054	331,844	7,210	—
Expiring 01/10/23	HSBC	ILS	1,130	328,586	321,598	6,988	—
Expiring 03/15/23	JPM	ILS	336	98,474	96,019	2,455	—
Expiring 03/15/23	JPM	ILS	62	18,068	17,649	419	—
Expiring 03/17/23	JPM	ILS	644	187,411	184,010	3,401	—
Japanese Yen,
Expiring 01/06/23	JPM	JPY	1,032,811	7,258,878	7,877,129	—	(618,251)
Expiring 01/10/23	BARC	JPY	132,900	963,840	1,014,158	—	(50,318)
Expiring 01/10/23	BARC	JPY	44,300	325,566	338,052	—	(12,486)
Expiring 01/10/23	BARC	JPY	44,000	335,483	335,763	—	(280)
Expiring 01/10/23	BARC	JPY	22,000	167,245	167,881	—	(636)
Expiring 01/10/23	BARC	JPY	12,700	96,234	96,914	—	(680)
Expiring 01/10/23	BNP	JPY	175,700	1,285,125	1,340,764	—	(55,639)
Expiring 01/10/23	BNP	JPY	44,300	327,893	338,052	—	(10,159)
Expiring 01/10/23	BOA	JPY	84,200	636,957	642,529	—	(5,572)
Expiring 01/10/23	BOA	JPY	66,400	488,180	506,698	—	(18,518)
Expiring 01/10/23	BOA	JPY	42,100	318,529	321,264	—	(2,735)
Expiring 01/10/23	GSI	JPY	43,900	334,796	335,000	—	(204)
Expiring 01/10/23	HSBC	JPY	89,000	653,907	679,158	—	(25,251)
Expiring 01/10/23	HSBC	JPY	44,500	327,148	339,579	—	(12,431)
Expiring 01/10/23	HSBC	JPY	44,300	321,154	338,052	—	(16,898)
Expiring 01/10/23	HSBC	JPY	44,300	325,549	338,053	—	(12,504)
Expiring 01/10/23	HSBC	JPY	44,100	317,983	336,526	—	(18,543)
Expiring 01/10/23	HSBC	JPY	42,000	318,015	320,501	—	(2,486)
Expiring 01/10/23	JPS	JPY	42,100	317,492	321,264	—	(3,772)
Expiring 01/10/23	MSC	JPY	1,567,704	11,395,434	11,963,123	—	(567,689)
Expiring 01/10/23	MSC	JPY	87,300	644,876	666,185	—	(21,309)
Expiring 01/10/23	SSB	JPY	44,400	321,569	338,816	—	(17,247)
Expiring 01/10/23	SSB	JPY	44,300	321,355	338,052	—	(16,697)
Expiring 01/10/23	TD	JPY	3,947	29,961	30,119	—	(158)
Expiring 01/17/23	BMO	JPY	784,150	5,449,580	5,989,465	—	(539,885)
Expiring 02/01/23	JPM	JPY	133,110	954,174	1,018,767	—	(64,593)
Expiring 02/06/23	JPM	JPY	363,820	2,515,181	2,786,375	—	(271,194)
Expiring 02/09/23	BNYM	JPY	61,697	455,581	472,703	—	(17,122)
Expiring 02/09/23	BNYM	JPY	53,346	393,949	408,723	—	(14,774)
Expiring 02/09/23	CITI	JPY	538,821	3,900,473	4,128,304	—	(227,831)
Expiring 02/09/23	MSI	JPY	96,199	709,924	737,049	—	(27,125)
Expiring 03/16/23	JPM	JPY	1,185,883	9,150,839	9,129,828	21,011	—
Expiring 03/27/23	JPM	JPY	563,222	4,274,046	4,342,939	—	(68,893)

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Malaysian Ringgit,
Expiring 01/10/23	HSBC	MYR	2,951	$655,530	$674,514	$—	$(18,984)
Expiring 03/16/23	MSI	MYR	1,866	427,477	428,191	—	(714)
Mexican Peso,
Expiring 01/10/23	BOA	MXN	3,850	200,458	197,168	3,290	—
Expiring 01/10/23	BOA	MXN	3,010	154,358	154,150	208	—
Expiring 01/10/23	CITI	MXN	3,860	198,311	197,681	630	—
Expiring 01/10/23	GSI	MXN	7,710	395,760	394,849	911	—
Expiring 01/10/23	GSI	MXN	1,033	53,246	52,903	343	—
Expiring 01/10/23	UAG	MXN	8,747	447,976	447,956	20	—
Expiring 01/19/23	BNP	MXN	15,468	776,716	790,740	—	(14,024)
Expiring 01/19/23	BOA	MXN	14,498	737,707	741,118	—	(3,411)
Expiring 01/19/23	JPM	MXN	14,202	713,125	726,020	—	(12,895)
New Taiwanese Dollar,
Expiring 01/03/23	JPM	TWD	2,563	83,291	83,478	—	(187)
Expiring 01/03/23	JPM	TWD	1,404	45,862	45,725	137	—
Expiring 01/03/23	JPM	TWD	1,159	37,723	37,754	—	(31)
Expiring 01/10/23	BNP	TWD	6,535	211,202	213,031	—	(1,829)
New Zealand Dollar,
Expiring 01/10/23	BARC	NZD	5,685	3,541,812	3,609,975	—	(68,163)
Expiring 01/10/23	BARC	NZD	1,415	881,559	898,525	—	(16,966)
Expiring 01/10/23	BNP	NZD	798	507,476	506,730	746	—
Expiring 01/10/23	BNP	NZD	515	319,929	327,025	—	(7,096)
Expiring 01/10/23	BNP	NZD	170	108,218	107,950	268	—
Expiring 01/10/23	CITI	NZD	1,005	645,976	638,175	7,801	—
Expiring 01/10/23	CITI	NZD	505	320,158	320,675	—	(517)
Expiring 01/10/23	CITI	NZD	216	134,869	137,160	—	(2,291)
Expiring 01/10/23	GSI	NZD	510	324,403	323,850	553	—
Expiring 01/10/23	HSBC	NZD	1,520	964,546	965,200	—	(654)
Expiring 01/10/23	JPS	NZD	1,005	644,507	638,175	6,332	—
Expiring 01/10/23	JPS	NZD	515	320,500	327,025	—	(6,525)
Expiring 01/10/23	JPS	NZD	510	324,306	323,850	456	—
Expiring 01/10/23	JPS	NZD	500	316,710	317,500	—	(790)
Expiring 01/10/23	JPS	NZD	500	318,650	317,500	1,150	—
Expiring 01/10/23	MSC	NZD	1,005	636,668	638,175	—	(1,507)
Expiring 01/10/23	MSC	NZD	1,005	640,870	638,175	2,695	—
Expiring 01/10/23	MSC	NZD	88	56,498	55,880	618	—
Expiring 01/10/23	SSB	NZD	390	243,095	247,650	—	(4,555)
Expiring 01/10/23	UAG	NZD	732	466,046	464,820	1,226	—
Expiring 01/10/23	UAG	NZD	88	56,222	55,880	342	—
Expiring 02/02/23	BOA	NZD	1,240	785,519	787,800	—	(2,281)
Expiring 02/02/23	BOA	NZD	1,235	766,146	784,652	—	(18,506)
Expiring 02/02/23	MSI	NZD	3,221	1,986,449	2,045,746	—	(59,297)
Expiring 03/15/23	JPM	NZD	524	330,866	333,061	—	(2,195)
Expiring 03/15/23	JPM	NZD	72	45,913	45,910	3	—
Expiring 03/15/23	JPM	NZD	69	43,551	44,118	—	(567)
Expiring 03/15/23	JPM	NZD	50	32,182	31,851	331	—
Norwegian Krone,
Expiring 01/04/23	JPM	NOK	1,001	93,775	102,222	—	(8,447)
Expiring 01/10/23	CITI	NOK	7,850	794,534	801,657	—	(7,123)
Expiring 01/10/23	CITI	NOK	3,160	323,320	322,705	615	—
Expiring 01/10/23	CITI	NOK	2,060	206,230	210,371	—	(4,141)
Expiring 01/10/23	CITI	NOK	1,120	115,054	114,376	678	—
Expiring 01/10/23	CITI	NOK	315	31,521	32,169	—	(648)
Expiring 01/10/23	JPS	NOK	3,180	319,139	324,748	—	(5,609)
Expiring 01/10/23	JPS	NOK	1,180	120,425	120,503	—	(78)

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 01/10/23	MSC	NOK	1,994	$198,837	$203,631	$—	$(4,794)
Expiring 01/10/23	UAG	NOK	1,435	143,661	146,545	—	(2,884)
Expiring 01/10/23	UAG	NOK	1,150	117,841	117,441	400	—
Expiring 02/03/23	BNP	NOK	15,066	1,517,420	1,540,075	—	(22,655)
Expiring 03/15/23	JPM	NOK	259	26,417	26,497	—	(80)
Expiring 03/30/23	JPM	NOK	1,002	102,261	102,644	—	(383)
Peruvian Nuevo Sol,
Expiring 01/10/23	CITI	PEN	350	90,421	92,069	—	(1,648)
Expiring 01/10/23	CITI	PEN	262	67,686	68,920	—	(1,234)
Philippine Peso,
Expiring 01/10/23	CITI	PHP	4,930	87,039	88,668	—	(1,629)
Polish Zloty,
Expiring 01/10/23	BARC	PLN	900	198,776	205,247	—	(6,471)
Expiring 01/10/23	DB	PLN	776	168,714	176,969	—	(8,255)
Expiring 01/10/23	HSBC	PLN	184	40,295	41,961	—	(1,666)
Expiring 01/10/23	MSC	PLN	900	197,299	205,247	—	(7,948)
Expiring 01/13/23	JPM	PLN	350	70,457	79,816	—	(9,359)
Expiring 01/30/23	JPM	PLN	3,395	757,497	772,810	—	(15,313)
Expiring 01/30/23	MSI	PLN	3,395	759,143	772,809	—	(13,666)
Expiring 03/15/23	JPM	PLN	82	18,311	18,648	—	(337)
Romanian Leu,
Expiring 01/10/23	UAG	RON	343	73,179	74,268	—	(1,089)
Singapore Dollar,
Expiring 01/10/23	BNP	SGD	125	92,304	93,350	—	(1,046)
Expiring 01/10/23	JPS	SGD	717	517,682	535,460	—	(17,778)
Expiring 01/10/23	JPS	SGD	245	180,384	182,967	—	(2,583)
Expiring 01/10/23	JPS	SGD	220	162,587	164,297	—	(1,710)
Expiring 01/31/23	JPM	SGD	382	268,944	285,726	—	(16,782)
Expiring 03/02/23	BARC	SGD	1,054	778,685	787,779	—	(9,094)
Expiring 03/02/23	CITI	SGD	1,057	784,056	789,733	—	(5,677)
Expiring 03/02/23	JPM	SGD	1,063	784,989	794,552	—	(9,563)
South African Rand,
Expiring 01/10/23	BOA	ZAR	3,410	198,516	200,500	—	(1,984)
Expiring 01/10/23	GSI	ZAR	3,420	199,127	201,088	—	(1,961)
Expiring 01/10/23	GSI	ZAR	3,410	198,718	200,500	—	(1,782)
Expiring 01/10/23	GSI	ZAR	3,350	193,227	196,972	—	(3,745)
Expiring 01/10/23	HSBC	ZAR	1,760	101,275	103,483	—	(2,208)
South Korean Won,
Expiring 01/10/23	BNP	KRW	2,124,065	1,593,459	1,687,072	—	(93,613)
Expiring 01/10/23	BNP	KRW	238,320	178,786	189,289	—	(10,503)
Expiring 01/10/23	BOA	KRW	855,420	644,214	679,431	—	(35,217)
Expiring 01/10/23	CITI	KRW	426,750	327,438	338,953	—	(11,515)
Expiring 01/10/23	CITI	KRW	115,920	90,231	92,071	—	(1,840)
Expiring 01/30/23	BNP	KRW	395,879	296,494	314,528	—	(18,034)
Expiring 01/30/23	BOA	KRW	4,994,775	3,494,682	3,968,374	—	(473,692)
Expiring 01/30/23	BOA	KRW	939,076	708,063	746,101	—	(38,038)
Expiring 01/30/23	CITI	KRW	1,011,401	763,873	803,563	—	(39,690)
Expiring 01/30/23	CITI	KRW	1,010,403	726,517	802,771	—	(76,254)
Expiring 01/30/23	CITI	KRW	953,656	732,148	757,684	—	(25,536)
Expiring 01/30/23	HSBC	KRW	735,204	550,864	584,123	—	(33,259)
Expiring 01/30/23	SCB	KRW	1,127,090	848,208	895,479	—	(47,271)
Expiring 01/30/23	SCB	KRW	1,044,292	742,154	829,696	—	(87,542)
Swedish Krona,
Expiring 01/10/23	BNP	SEK	3,121	301,908	299,292	2,616	—
Expiring 01/10/23	BNP	SEK	1,240	116,619	118,911	—	(2,292)

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 01/10/23	BNP	SEK	915	$88,512	$87,745	$767	$—
Expiring 01/10/23	CITI	SEK	13,420	1,294,976	1,286,927	8,049	—
Expiring 01/10/23	JPS	SEK	10,090	977,344	967,592	9,752	—
Expiring 01/10/23	JPS	SEK	3,360	324,980	322,211	2,769	—
Expiring 01/10/23	JPS	SEK	930	90,753	89,183	1,570	—
Expiring 02/03/23	BOA	SEK	7,941	757,688	762,535	—	(4,847)
Expiring 02/03/23	UAG	SEK	8,138	788,760	781,516	7,244	—
Expiring 03/15/23	JPM	SEK	4,537	441,835	436,682	5,153	—
Expiring 03/15/23	JPM	SEK	354	34,119	34,059	60	—
Expiring 03/15/23	JPM	SEK	37	3,550	3,515	35	—
Swiss Franc,
Expiring 01/04/23	JPM	CHF	593	600,067	641,605	—	(41,538)
Expiring 01/10/23	BARC	CHF	305	325,616	330,255	—	(4,639)
Expiring 01/10/23	BARC	CHF	40	43,068	43,312	—	(244)
Expiring 01/10/23	BNP	CHF	1,169	1,246,516	1,265,798	—	(19,282)
Expiring 01/10/23	BNP	CHF	640	682,438	692,994	—	(10,556)
Expiring 01/10/23	BNP	CHF	605	644,689	655,096	—	(10,407)
Expiring 01/10/23	BOA	CHF	290	314,452	314,013	439	—
Expiring 01/10/23	BOA	CHF	40	43,100	43,312	—	(212)
Expiring 01/10/23	CITI	CHF	305	327,566	330,255	—	(2,689)
Expiring 01/10/23	CITI	CHF	295	319,640	319,427	213	—
Expiring 01/10/23	GSI	CHF	305	326,934	330,255	—	(3,321)
Expiring 01/10/23	JPS	CHF	605	649,676	655,096	—	(5,420)
Expiring 01/10/23	JPS	CHF	75	79,683	81,210	—	(1,527)
Expiring 01/10/23	JPS	CHF	40	43,034	43,312	—	(278)
Expiring 01/10/23	SSB	CHF	590	635,857	638,854	—	(2,997)
Expiring 01/10/23	SSB	CHF	295	317,603	319,427	—	(1,824)
Expiring 03/01/23	BOA	CHF	724	781,830	788,575	—	(6,745)
Expiring 03/15/23	JPM	CHF	32	34,171	34,456	—	(285)
Expiring 03/28/23	JPM	CHF	593	649,058	647,589	1,469	—
Thai Baht,
Expiring 01/10/23	BARC	THB	14,501	404,994	419,135	—	(14,141)
Expiring 01/19/23	BNYM	THB	13,872	374,830	401,372	—	(26,542)
Expiring 03/15/23	JPM	THB	6,949	203,408	202,116	1,292	—
Turkish Lira,
Expiring 01/10/23	BARC	TRY	226	11,866	11,983	—	(117)

				$270,980,956	$278,602,470	330,489	(7,952,003)

						$3,238,186	$(8,226,696)

Cross currency exchange contracts outstanding at December 31, 2022:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
03/15/23	Buy	AUD	53	NZD	57	$134	$—	JPM
03/15/23	Buy	CHF	84	EUR	85	64	—	JPM
03/15/23	Buy	EUR	24	SEK	269	235	—	JPM
03/15/23	Buy	EUR	34	CHF	34	32	—	JPM
03/15/23	Buy	EUR	42	NZD	71	—	(31)	JPM
03/15/23	Buy	EUR	43	GBP	37	1,145	—	JPM
03/15/23	Buy	EUR	43	SEK	475	702	—	JPM
03/15/23	Buy	EUR	44	NZD	73	703	—	JPM
03/15/23	Buy	NZD	20	AUD	19	—	(171)	JPM

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Cross currency exchange contracts outstanding at December 31, 2022 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts (cont’d.):
03/15/23	Buy	NZD	72	EUR	43	$—	$(484)	JPM
03/15/23	Buy	NZD	87	AUD	81	—	(319)	JPM
03/15/23	Buy	SEK	467	EUR	43	—	(1,269)	JPM

						$3,015	$(2,274)

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Bayerische Motoren Werke AG	12/20/27	1.000%(Q)	EUR725	$7,690	$(8,076)	$(15,766)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Republic of Chile	12/20/27	1.000%(Q)	240	1.089%	$(4,452)	$(865)	$3,587
Republic of Indonesia	12/20/27	1.000%(Q)	410	0.999%	(3,564)	157	3,721
Republic of Panama	06/20/27	1.000%(Q)	210	1.067%	(3,415)	(501)	2,914
Republic of Panama	12/20/27	1.000%(Q)	390	1.166%	(6,034)	(2,731)	3,303
Republic of Peru	06/20/27	1.000%(Q)	170	1.110%	(961)	(697)	264
Republic of Peru	12/20/27	1.000%(Q)	220	1.205%	(1,469)	(1,930)	(461)
Republic of Philippines	12/20/27	1.000%(Q)	390	0.970%	(4,834)	647	5,481
Unibail-Rodamco-Westfield SE	06/20/24	1.000%(Q)	EUR 125	1.440%	731	(800)	(1,531)
United Mexican States	12/20/27	1.000%(Q)	410	1.305%	(11,605)	(5,384)	6,221

					$(35,603)	$(12,104)	$23,499

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
iTraxx Europe Crossover Series 38.V1	12/20/27	5.000%(Q)	EUR	370	$3,793	$(4,614)	$(8,407)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.IG.34.V1	06/20/25	1.000%(Q)	2,450	0.726%	$18,390	$16,443	$(1,947)
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)	4,025	0.694%	53,664	45,750	(7,914)
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	1,800	0.819%	13,894	14,946	1,052
iTraxx.EUR.38.V1	12/20/27	1.000%(Q)	EUR 1,700	0.905%	(6,111)	(8,416)	(2,305)

					$79,837	$68,723	$(11,114)

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Credit default swap agreements outstanding at December 31, 2022: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on credit indices - Sell Protection(2):
CMBX.BBB	05/11/63	3.000	%(M)	114	*	$(27,796)	$(8,329)	$(19,467)	DB

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2022:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	7,060	03/15/25	4.000%(Q)	3 Month BBSW(1)(Q)/3.265%	$(16,585)	$7,961	$24,546
AUD	6,140	03/15/25	4.000%(S)	6 Month BBSW(1)(S)/3.765%	(592)	23,035	23,627
AUD	786	09/18/27	3.500%(Q)	3 Month BBSW(2)(Q)/3.265%	103	(8,473)	(8,576)
AUD	590	03/15/28	4.250%(S)	6 Month BBSW(2)(S)/3.765%	6,644	(988)	(7,632)
AUD	1,331	06/21/28	3.781%(S)	6 Month BBSW(2)(S)/3.765%	1,246	(22,958)	(24,204)
AUD	685	11/15/32	4.355%(S)	6 Month BBSW(2)(S)/3.765%	—	(6,478)	(6,478)
AUD	685	11/15/32	4.355%(S)	6 Month BBSW(1)(S)/3.765%	6,132	6,479	347
AUD	798	12/15/32	4.219%(S)	6 Month BBSW(2)(S)/3.765%	(4,760)	(13,658)	(8,898)
AUD	3,090	03/15/33	4.500%(S)	6 Month BBSW(2)(S)/3.765%	66,679	(13,495)	(80,174)
AUD	320	06/21/33	3.969%(S)	6 Month BBSW(2)(S)/3.765%	460	(11,220)	(11,680)
BRL	35,240	01/02/23	5.800%(T)	1 Day BROIS(1)(T)/ 0.051%	37,020	367,959	330,939
BRL	500	01/02/23	10.565%(T)	1 Day BROIS(2)(T)/ 0.051%	—	(1,154)	(1,154)
BRL	600	01/02/23	12.400%(T)	1 Day BROIS(2)(T)/ 0.051%	2	684	682

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
BRL	58,965	01/02/24	7.370%(T)	1 Day BROIS(2)(T)/ 0.051%	$20,589	$(907,076)	$(927,665)
BRL	2,897	01/02/24	9.200%(T)	1 Day BROIS(2)(T)/ 0.051%	(4,344)	(29,719)	(25,375)
BRL	2,740	01/02/24	12.300%(T)	1 Day BROIS(2)(T)/ 0.051%	720	(2,413)	(3,133)
BRL	5,040	01/02/24	13.950%(T)	1 Day BROIS(2)(T)/ 0.051%	(295)	3,902	4,197
BRL	4,270	01/02/25	11.488%(T)	1 Day BROIS(2)(T)/ 0.051%	(98)	(16,594)	(16,496)
BRL	1,640	01/02/25	12.060%(T)	1 Day BROIS(2)(T)/ 0.051%	738	(4,476)	(5,214)
BRL	2,050	01/02/25	13.300%(T)	1 Day BROIS(1)(T)/ 0.051%	(16)	(3,401)	(3,385)
BRL	25,385	01/04/27	8.495%(T)	1 Day BROIS(1)(T)/ 0.051%	(40,159)	538,898	579,057
BRL	700	01/04/27	11.230%(T)	1 Day BROIS(1)(T)/ 0.051%	5,129	4,390	(739)
CAD	5,400	03/15/25	4.000%(S)	3 Month CDOR(2)(S)/ 4.935%	3,758	(26,962)	(30,720)
CAD	913	06/19/27	2.219%(S)	3 Month CDOR(1)(S)/ 4.935%	13,016	19,533	6,517
CAD	1,202	06/21/28	3.344%(S)	3 Month CDOR(1)(S)/ 4.935%	(9,125)	9,122	18,247
CAD	689	12/15/32	3.500%(S)	3 Month CDOR(2)(S)/ 4.935%	2,561	(4,182)	(6,743)
CAD	850	03/15/33	3.500%(S)	3 Month CDOR(1)(S)/ 4.935%	(11,592)	10,827	22,419
CAD	286	06/21/33	3.375%(S)	3 Month CDOR(1)(S)/ 4.935%	(3,634)	5,208	8,842
CHF	1,340	03/15/28	1.500%(A)	1 Day SARON(1)(A)/ 0.942%	(7,806)	27,773	35,579
CNH	33,527	05/14/26	2.735%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	19,585	19,585
CNH	5,810	09/01/27	2.333%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(15,611)	(15,611)
CNH	2,614	09/21/27	2.341%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(7,003)	(7,003)
CNH	2,621	12/21/27	2.498%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(5,625)	(5,625)
CNH	7,157	12/21/27	2.595%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(8,912)	(8,912)
CNH	55,260	03/15/28	2.500%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	(23,136)	(112,033)	(88,897)
CNH	104,791	03/15/28	2.870%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	38,987	38,987
EUR	560	09/23/24	1.750%(A)	3 Month EURIBOR(1)(Q)/ 2.132%	(4,422)	13,427	17,849
EUR	3,540	03/15/25	3.000%(A)	6 Month EURIBOR(1)(S)/ 2.693%	17,133	33,590	16,457
EUR	4,910	03/15/26	3.000%(A)	6 Month EURIBOR(2)(S)/ 2.693%	40,841	(50,813)	(91,654)
EUR	1,247	05/12/27	1.494%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(84,186)	(84,186)
EUR	953	05/13/27	1.464%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(65,817)	(65,817)
EUR	1,070	09/09/27	2.350%(A)	6 Month EURIBOR(1)(S)/ 2.693%	712	24,300	23,588
EUR	580	03/15/28	2.750%(A)	1 Day EuroSTR(2)(A)/ 1.890%	10,705	(6,773)	(17,478)
EUR	1,520	03/15/28	3.000%(A)	6 Month EURIBOR(1)(S)/ 2.693%	(26,342)	19,954	46,296
EUR	628	06/18/28	2.406%(A)	6 Month EURIBOR(2)(S)/ 2.693%	768	(12,792)	(13,560)
EUR	417	06/21/28	2.594%(A)	6 Month EURIBOR(2)(S)/ 2.693%	815	(13,671)	(14,486)
EUR	210	07/04/29	2.350%(A)	6 Month EURIBOR(1)(S)/ 2.693%	2,949	7,779	4,830
EUR	940	03/15/30	3.000%(A)	6 Month EURIBOR(1)(S)/ 2.693%	(27,485)	13,905	41,390
EUR	100	03/15/32	3.000%(A)	6 Month EURIBOR(2)(S)/ 2.693%	3,552	(1,788)	(5,340)
EUR	460	08/18/32	1.800%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(53,842)	(53,842)
EUR	1,580	09/09/32	2.650%(A)	6 Month EURIBOR(2)(S)/ 2.693%	171	(33,818)	(33,989)
EUR	1,060	12/20/32	2.500%(A)	6 Month EURIBOR(2)(S)/ 2.693%	(2,236)	(29,274)	(27,038)
EUR	1,690	03/15/33	3.000%(A)	6 Month EURIBOR(1)(S)/ 2.693%	(3,655)	33,120	36,775
EUR	194	06/21/33	2.563%(A)	6 Month EURIBOR(2)(S)/ 2.693%	506	(11,498)	(12,004)
EUR	60	03/15/35	3.000%(A)	6 Month EURIBOR(2)(S)/ 2.693%	2,556	(1,296)	(3,852)
EUR	810	07/06/37	2.855%(A)	6 Month EURIBOR(2)(S)/ 2.693%	(2,826)	(11,780)	(8,954)
EUR	1,200	08/10/37	2.152%(A)	6 Month EURIBOR(2)(S)/ 2.693%	(20,839)	(38,613)	(17,774)
EUR	1,200	12/20/37	2.500%(A)	6 Month EURIBOR(1)(S)/ 2.693%	(13)	21,051	21,064
EUR	320	03/15/38	3.000%(A)	6 Month EURIBOR(1)(S)/ 2.693%	(17,876)	5,689	23,565
EUR	2,740	08/11/42	1.452%(A)	6 Month EURIBOR(1)(S)/ 2.693%	26,166	63,163	36,997
EUR	310	03/15/43	2.750%(A)	6 Month EURIBOR(2)(S)/ 2.693%	19,183	(8,545)	(27,728)
EUR	1,520	08/12/47	1.051%(A)	6 Month EURIBOR(2)(S)/ 2.693%	(6,064)	(22,517)	(16,453)
EUR	580	07/08/52	1.560%(A)	6 Month EURIBOR(1)(S)/ 2.693%	4,041	7,242	3,201
EUR	340	09/09/52	1.800%(A)	6 Month EURIBOR(1)(S)/ 2.693%	(881)	11,604	12,485
GBP	680	03/15/25	4.000%(A)	1 Day SONIA(2)(A)/ 3.428%	(6,297)	(7,833)	(1,536)
GBP	700	03/15/26	3.750%(A)	1 Day SONIA(2)(A)/ 3.428%	(6,970)	(13,747)	(6,777)
GBP	1,590	10/18/27	4.605%(A)	1 Day SONIA(2)(A)/ 3.428%	57,184	36,370	(20,814)
GBP	559	12/18/27	2.313%(A)	1 Day SONIA(1)(A)/ 3.428%	4,755	26,129	21,374
GBP	1,380	03/15/28	3.500%(A)	1 Day SONIA(2)(A)/ 3.428%	(14,845)	(42,725)	(27,880)
GBP	365	06/21/28	3.625%(A)	1 Day SONIA(2)(A)/ 3.428%	235	(7,804)	(8,039)
GBP	830	06/17/30	0.308%(A)	1 Day SONIA(2)(A)/ 3.428%	(23,549)	(235,416)	(211,867)
GBP	800	01/27/31	1.000%(A)	1 Day SONIA(2)(A)/ 3.428%	9,491	(94,715)	(104,206)

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	360	03/15/32	3.000%(A)	1 Day SONIA(1)(A)/ 3.428%	$8,484	$24,942	$16,458
GBP	1,090	10/18/32	3.913%(A)	1 Day SONIA(1)(A)/ 3.428%	(46,871)	(27,955)	18,916
GBP	396	12/15/32	2.031%(A)	1 Day SONIA(1)(A)/ 3.428%	5,857	23,337	17,480
GBP	180	06/21/33	3.219%(A)	1 Day SONIA(1)(A)/ 3.428%	(272)	8,659	8,931
GBP	240	03/15/35	3.000%(A)	1 Day SONIA(1)(A)/ 3.428%	4,239	19,159	14,920
JPY	748,520	03/15/28	0.250%(A)	1 Day TONAR(1)(A)/ (0.02)%	30,529	110,247	79,718
JPY	80,824	06/18/28	0.469%(A)	1 Day TONAR(2)(A)/ (0.02)%	120	(7,730)	(7,850)
JPY	184,000	03/15/33	0.500%(A)	1 Day TONAR(1)(A)/ (0.02)%	41,620	58,730	17,110
JPY	24,662	06/21/33	0.688%(A)	1 Day TONAR(2)(A)/ (0.02)%	671	(5,147)	(5,818)
KRW	395,610	03/17/25	4.500%(Q)	3 Month KWCDC(1)(Q)/ 3.980%	(3,540)	(4,526)	(986)
KRW	623,280	03/15/28	4.500%(Q)	3 Month KWCDC(2)(Q)/ 3.980%	23,783	21,260	(2,523)
KRW	903,700	03/15/33	4.250%(Q)	3 Month KWCDC(2)(Q)/ 3.980%	50,466	47,558	(2,908)
MXN	1,870	03/12/25	9.250%(M)	28 Day Mexican Interbank Rate(1)(M)/ 10.770%	(176)	527	703
MXN	3,165	03/02/33	8.250%(M)	28 Day Mexican Interbank Rate(2)(M)/ 10.770%	(421)	(4,433)	(4,012)
NOK	57,140	03/15/25	3.750%(A)	6 Month NIBOR(1)(S)/ 3.510%	(37,253)	(34,311)	2,942
NOK	19,760	03/15/28	3.500%(A)	6 Month NIBOR(1)(S)/ 3.510%	(22,614)	(24,755)	(2,141)
NOK	9,380	03/15/28	3.531%(A)	6 Month NIBOR(1)(S)/ 3.510%	598	(13,114)	(13,712)
NOK	5,274	12/15/32	3.219%(A)	6 Month NIBOR(2)(S)/ 3.510%	822	(1,473)	(2,295)
NOK	14,940	03/15/33	3.500%(A)	6 Month NIBOR(1)(S)/ 3.510%	(52,153)	(31,559)	20,594
NOK	2,137	06/21/33	3.156%(A)	6 Month NIBOR(1)(S)/ 3.510%	(2,598)	1,611	4,209
NZD	2,431	11/04/24	2.503%(S)	3 Month BBR(2)(Q)/ 4.650%	—	(81,732)	(81,732)
NZD	6,990	03/15/25	5.000%(S)	3 Month BBR(2)(Q)/ 4.650%	(18,873)	(33,287)	(14,414)
NZD	791	03/15/28	4.094%(S)	3 Month BBR(1)(Q)/ 4.650%	9,412	16,735	7,323
NZD	1,460	03/15/28	4.500%(S)	3 Month BBR(2)(Q)/ 4.650%	(7,052)	(14,493)	(7,441)
NZD	1,249	03/19/28	4.344%(S)	3 Month BBR(1)(Q)/ 4.650%	1,209	2,164	955
PLN	5	12/23/24	7.500%(A)	6 Month WIBOR(2)(S)/ 7.140%	10	11	1
PLN	1,225	03/15/33	5.500%(A)	6 Month WIBOR(2)(S)/ 7.140%	(1,461)	(12,156)	(10,695)
SEK	78,580	03/15/25	3.000%(A)	3 Month STIBOR(2)(Q)/ 2.701%	(42,212)	(82,529)	(40,317)
SEK	6,985	12/20/27	2.906%(A)	3 Month STIBOR(2)(Q)/ 2.701%	4,437	(3,551)	(7,988)
SEK	4,445	06/21/28	2.688%(A)	3 Month STIBOR(2)(Q)/ 2.701%	408	(11,152)	(11,560)
SEK	2,240	03/15/33	2.875%(A)	3 Month STIBOR(2)(Q)/ 2.701%	(639)	(4,717)	(4,078)
SEK	2,850	03/15/33	3.000%(A)	3 Month STIBOR(2)(Q)/ 2.701%	10,897	(3,107)	(14,004)
	4,200	12/31/24	4.430%(A)	1 Day SOFR(2)(A)/ 4.300%	5,699	(792)	(6,491)
	3,218	03/20/26	3.479%(A)	1 Day SOFR(2)(A)/ 4.300%	—	(670)	(670)
	1,285	03/20/26	3.487%(A)	1 Day SOFR(2)(A)/ 4.300%	—	(97)	(97)
	1,930	03/20/26	3.494%(A)	1 Day SOFR(2)(A)/ 4.300%	—	100	100
	1,290	03/20/26	3.512%(A)	1 Day SOFR(2)(A)/ 4.300%	—	506	506
	2,575	03/20/26	3.587%(A)	1 Day SOFR(2)(A)/ 4.300%	—	4,486	4,486
	2,575	03/20/26	3.598%(A)	1 Day SOFR(2)(A)/ 4.300%	—	5,011	5,011
	38,370	03/20/26	3.720%(A)	1 Day SOFR(2)(A)/ 4.300%	(82,994)	159,545	242,539
	100	03/15/28	4.000%(A)	1 Day SOFR(2)(A)/ 4.300%	2,605	1,360	(1,245)
	699	06/18/28	2.844%(A)	1 Day SOFR(1)(A)/ 4.300%	(1,127)	6,896	8,023
	916	06/21/28	3.188%(A)	1 Day SOFR(1)(A)/ 4.300%	1,734	16,672	14,938
	1,900	06/04/29	2.500%(A)	1 Day SOFR(2)(A)/ 4.300%	(1,073)	(24,439)	(23,366)
	5,020	06/04/31	2.570%(A)	1 Day SOFR(1)(A)/ 4.300%	4,100	55,361	51,261
	216	03/15/33	3.094%(A)	1 Day SOFR(1)(A)/ 4.300%	1,807	7,829	6,022
	390	03/15/33	3.750%(A)	1 Day SOFR(1)(A)/ 4.300%	(7,599)	(7,033)	566
	3,190	06/06/33	2.730%(A)	1 Day SOFR(2)(A)/ 4.300%	(2,341)	(32,585)	(30,244)
	742	03/20/34	3.372%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(723)	(723)
	445	03/20/34	3.422%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(2,209)	(2,209)
	295	03/20/34	3.422%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(1,464)	(1,464)
	295	03/20/34	3.423%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(1,468)	(1,468)
	8,807	03/20/34	3.470%(A)	1 Day SOFR(1)(A)/ 4.300%	44,820	(77,267)	(122,087)
	595	03/20/34	3.493%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(6,290)	(6,290)
	595	03/20/34	3.499%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(6,576)	(6,576)
	4,950	08/11/37	2.720%(A)	1 Day SOFR(2)(A)/ 4.300%	(56,054)	(118,747)	(62,693)
	2,390	08/11/52	2.170%(A)	1 Day SOFR(1)(A)/ 4.300%	34,136	97,422	63,286

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR	7,750	03/15/25	8.250%(Q)	3 Month JIBAR(1)(Q)/ 7.258%	$(2,426)	$(3,193)	$(767)
ZAR	2,615	03/15/33	9.500%(Q)	3 Month JIBAR(2)(Q)/ 7.258%	663	2,351	1,688

					$(20,505)	$(662,829)	$(642,324)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
CNH	5,145	09/21/27	2.700%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	$(2,181)	$—	$(2,181)	BOA
MYR	920	12/21/31	3.271%(Q)	3 Month KLIBOR(2)(Q)/3.680%	(11,040)	(7)	(11,033)	BOA

					$(13,221)	$(7)	$(13,214)

(1) The Portfolio pays the fixed rate and receives the floating rate.

(2) The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$(8,336)	$—	$(32,681)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
BOA	$1,331,114	$—
GS	—	1,786,125
MS	973,568	743,920

Total	$2,304,682	$2,530,045

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Cayman Islands	$—	$9,343,546	$—
United States	—	4,924,887	—
Commercial Mortgage-Backed Securities
United States	—	1,853,272	—
Corporate Bonds
Australia	—	1,785,515	—
Austria	—	92,451	—

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds (continued)
Belgium	$—	$475,340	$—
Bermuda	—	147,494	—
Brazil	—	329,928	—
Canada	—	10,295,531	—
Cayman Islands	—	1,469	—
Chile	—	295,112	—
China	—	517,287	—
Denmark	—	808,521	—
Finland	—	128,920	—
France	—	5,796,449	—
Germany	—	3,478,826	—
India	—	177,812	—
Ireland	—	868,875	—
Israel	—	66,504	—
Italy	—	1,026,311	—
Japan	—	537,613	—
Luxembourg	—	787,888	—
Malaysia	—	182,388	—
Mexico	—	772,381	—
Netherlands	—	4,126,453	—
Norway	—	449,885	—
Panama	—	216,612	—
Peru	—	17,198	—
Portugal	—	86,834	—
Qatar	—	171,500	—
Saudi Arabia	—	335,450	—
South Africa	—	409,436	—
Spain	—	1,001,098	—
Supranational Bank	—	2,135,809	—
Sweden	—	641,471	—
Switzerland	—	1,636,723	—
United Arab Emirates	—	388,892	—
United Kingdom	—	7,901,738	—
United States	—	46,026,492	—
Venezuela	—	433,800	—
Municipal Bonds
California	—	465,231	—
New York	—	176,680	—
Residential Mortgage-Backed Securities
United States	—	4,789,588	—
Sovereign Bonds
Australia	—	3,223,481	—
Austria	—	2,130,769	—
Belgium	—	2,363,042	—
Brazil	—	592,821	—
Canada	—	7,504,844	—
Chile	—	85,142	—
Colombia	—	299,077	—
Croatia	—	136,362	—
Czech Republic	—	294,771	—
Denmark	—	441,807	—
Ecuador	—	1,562	—
Finland	—	458,127	—
France	—	5,645,024	—
Germany	—	6,449,019	—
Hungary	—	106,170	—
Indonesia	—	1,894,500	—
Ireland	—	364,857	—

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Israel	$—	$445,981	$—
Italy	—	5,197,899	—
Japan	—	21,271,958	—
Malaysia	—	1,110,918	—
Mexico	—	702,310	—
Netherlands	—	1,001,966	—
New Zealand	—	4,699,156	—
Nigeria	—	135,225	—
Norway	—	148,270	—
Panama	—	405,700	—
Peru	—	614,584	—
Philippines	—	170,022	—
Poland	—	424,809	—
Portugal	—	448,314	—
Romania	—	460,020	—
Saudi Arabia	—	627,498	—
Singapore	—	741,968	—
Slovenia	—	44,035	—
South Africa	—	206,758	—
South Korea	—	6,931,893	—
Spain	—	2,755,280	—
Supranational Bank	—	1,473,044	—
Sweden	—	343,434	—
Switzerland	—	1,249,306	—
Thailand	—	529,383	—
United Kingdom	—	6,265,932	—
Uruguay	—	21,901	—
U.S. Government Agency Obligations	—	39,510,851	—
U.S. Treasury Obligations	—	31,181,318	—
Exchange-Traded Funds	9,043,397	—	—
Short-Term Investments
Affiliated Mutual Fund	1,150,315	—	—
Commercial Paper	—	14,133,097	—
Foreign Treasury Obligations
Japan	—	17,320,783	—
Unaffiliated Funds	4,845,479	—	—
Options Purchased	—	23,712	—

Total#	$15,039,191	$308,693,910	$—

Liabilities
Options Written	$—	$(350,274)	$—

Other Financial Instruments*
Assets
Futures Contracts	$1,996,730	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	3,238,186	—
OTC Cross Currency Exchange Contracts	—	3,015	—
Centrally Cleared Credit Default Swap Agreements	—	26,543	—
Centrally Cleared Interest Rate Swap Agreements	—	2,028,128	—

Total	$1,996,730	$5,295,872	$—

Liabilities
Forward Commitment Contracts	$—	$(1,783,373)	$—
Futures Contracts	(992,902)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(8,226,696)	—
OTC Cross Currency Exchange Contracts	—	(2,274)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
Centrally Cleared Credit Default Swap Agreements	$—	$(38,331)	$—
OTC Credit Default Swap Agreement	—	(27,796)	—
Centrally Cleared Interest Rate Swap Agreements	—	(2,670,452)	—
OTC Interest Rate Swap Agreements	—	(13,221)	—

Total	$(992,902)	$(12,762,143)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

#

As of December 31, 2022, a private investment company with a fair value of $402,208 (0.13% of net assets) has not been categorized in the fair value hierarchy as this private investment company was measured using the net asset value per share as a practical expedient for the AST Global Bond Portfolio.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Sovereign Bonds	28.4%
U.S. Government Agency Obligations	12.4
U.S. Treasury Obligations	9.8
Banks	8.1
Foreign Treasury Obligations	5.5
Commercial Paper	4.5
Diversified Financial Services	3.6
Collateralized Loan Obligations	2.9
Exchange-Traded Funds	2.8
Electric	2.2
Residential Mortgage-Backed Securities	1.6
Unaffiliated Funds	1.5
Pipelines	1.4
Oil & Gas	1.1
Auto Manufacturers	1.1
Telecommunications	1.0
Automobiles	0.8
Healthcare-Services	0.8
Healthcare-Products	0.8
Real Estate Investment Trusts (REITs)	0.8
Multi-National	0.7
Semiconductors	0.6
Software	0.6
Aerospace & Defense	0.6
Commercial Mortgage-Backed Securities	0.6
Insurance	0.5
Internet	0.5
Media	0.4
Mining	0.4
Real Estate	0.4
Beverages	0.4
Pharmaceuticals	0.4
Affiliated Mutual Fund (0.4% represents investments purchased with collateral from securities on loan)	0.4
Consumer Loans	0.4
Water	0.4
Computers	0.3

Retail	0.3%
Foods	0.2
Engineering & Construction	0.2
Agriculture	0.2
Municipal Bonds	0.2
Transportation	0.2
Student Loans	0.2
Gas	0.2
Electronics	0.2
Cosmetics/Personal Care	0.2
Commercial Services	0.2
Entertainment	0.1
Chemicals	0.1
Auto Parts & Equipment	0.1
Packaging & Containers	0.1
Miscellaneous Manufacturing	0.1
Leisure Time	0.1
Home Builders	0.1
Biotechnology	0.1
Collateralized Debt Obligation	0.1
Forest Products & Paper	0.0	*
Trucking & Leasing	0.0	*
Iron/Steel	0.0	*
Electrical Components & Equipment	0.0	*
Home Equity Loans	0.0	*
Building Materials	0.0	*
Lodging	0.0	*
Airlines	0.0	*
Environmental Control	0.0	*
Options Purchased	0.0	*

	101.9
Options Written	(0.1)
Liabilities in excess of other assets	(1.8)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$26,543	*	Due from/to broker-variation margin swaps	$38,331	*
Credit contracts	—	—		Premiums received for OTC swap agreements	8,329
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	19,467
Foreign exchange contracts	Unaffiliated investments	2,826		—	—
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	3,015		Unrealized depreciation on OTC cross currency exchange contracts	2,274
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,238,186		Unrealized depreciation on OTC forward foreign currency exchange contracts	8,226,696
Interest rate contracts	Due from/to broker-variation margin futures	1,996,730	*	Due from/to broker-variation margin futures	992,902	*
Interest rate contracts	Due from/to broker-variation margin swaps	2,028,128	*	Due from/to broker-variation margin swaps	2,670,452	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	7
Interest rate contracts	Unaffiliated investments	20,886		Options written outstanding, at value	350,274
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	13,214

		$7,316,314			$12,321,946

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward &Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(29,203)
Foreign exchange contracts	(241,992)	460,760	2,009,302	22,040,757	—
Interest rate contracts	(372,545)	(457,250)	(571,090)	—	(717,840)

Total	$(614,537)	$3,510	$1,438,212	$22,040,757	$(747,043)

(1)  Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(58,108)
Equity contracts	—	—	(7,544)	—	—
Foreign exchange contracts	(12,163)	—	97,111	(5,500,586)	—
Interest rate contracts	113,605	(189,656)	648,597	—	(1,490,508)

Total	$101,442	$(189,656)	$738,164	$(5,500,586)	$(1,548,616)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 236,395
Options Written (2)	72,465,023
Futures Contracts - Long Positions (2)	56,068,924
Futures Contracts - Short Positions (2)	84,473,698
Forward Foreign Currency Exchange Contracts - Purchased (3)	178,073,107
Forward Foreign Currency Exchange Contracts - Sold (3)	334,640,150
Cross Currency Exchange Contracts (4)	1,172,399
Interest Rate Swap Agreements (2)	331,232,375
Credit Default Swap Agreements - Buy Protection (2)	1,904,824
Credit Default Swap Agreements - Sell Protection (2)	18,927,379
Inflation Swap Agreements (2)	1,254,598

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:
Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$1,118,347	$(1,118,347)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
ANZ(3)	$12,157	$—	$12,157	$—	$12,157
BARC(3)	—	(9,094)	(9,094)	—	(9,094)
BARC(5)	174,775	(237,507)	(62,732)	—	(62,732)
BMO(5)	—	(539,885)	(539,885)	—	(539,885)
BNP(3)	42,867	(177,004)	(134,137)	—	(134,137)
BNP(5)	115,495	(384,614)	(269,119)	—	(269,119)

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNYM(3)	$32,800	$(61,222)	$(28,422)	$—	$(28,422)
BOA(3)	167,857	(862,262)	(694,405)	494,489	(199,916)
BOA(4)	—	(196,379)	(196,379)	180,000	(16,379)
BOA(5)	51,773	(171,788)	(120,015)	—	(120,015)
CBA(5)	711	—	711	—	711
CITI(3)	38,524	(732,631)	(694,107)	—	(694,107)
CITI(4)	7,511	(43,481)	(35,970)	35,970	—
CITI(5)	79,346	(84,896)	(5,550)	—	(5,550)
CSI(3)	12,490	(8,366)	4,124	—	4,124
DB(3)	—	(27,796)	(27,796)	27,796	—
DB(4)	—	(17,170)	(17,170)	—	(17,170)
DB(5)	132,278	(1,055,631)	(923,353)	—	(923,353)
GS(3)	—	(49,821)	(49,821)	—	(49,821)
GSI(5)	113,876	(62,166)	51,710	—	51,710
HSBC(3)	108,925	(33,259)	75,666	—	75,666
HSBC(5)	33,422	(204,920)	(171,498)	—	(171,498)
JPM(3)	159,688	(286,342)	(126,654)	—	(126,654)
JPM(4)	723,224	(2,121,261)	(1,398,037)	1,398,037	—
JPS(5)	175,212	(164,384)	10,828	—	10,828
MSC(5)	367,800	(651,530)	(283,730)	3,556	(280,174)
MSI(3)	141,199	(102,635)	38,564	(38,564)	—
MSI(4)	13,375	(65,190)	(51,815)	40,000	(11,815)
RBC(5)	1,580	(4,285)	(2,705)	—	(2,705)
RBS(3)	37,201	(21,439)	15,762	—	15,762
SCB(3)	174,630	(134,813)	39,817	—	39,817
SCS(5)	70,885	(10,030)	60,855	—	60,855
SSB(5)	129,664	(64,246)	65,418	—	65,418
TD(5)	—	(5,137)	(5,137)	—	(5,137)
UAG(3)	103,805	—	103,805	—	103,805
UAG(5)	41,843	(29,077)	12,766	—	12,766

	$3,264,913	$(8,620,261)	$(5,355,348)	$2,141,284	$(3,214,064)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3)	AllianceBernstein L.P.
(4)	Goldman Sachs Asset Management, L.P.
(5)	Wellington Management Company, LLP

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST GLOBAL BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $1,118,347:
Unaffiliated investments (cost $360,352,925)	$322,984,994
Cash segregated for counterparty — OTC	2,804,786
Affiliated investments (cost $1,150,282)	1,150,315
Cash	1,774,271
Foreign currency, at value (cost $87,836)	88,333
Receivable for investments sold	11,354,217
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,238,186
Deposit with broker for centrally cleared/exchange-traded derivatives	2,304,682
Receivable for Portfolio shares sold	2,037,111
Dividends and interest receivable	1,923,848
Tax reclaim receivable	499,570
Due from broker-variation margin futures	263,400
Due from broker-variation margin swaps	29,419
Unrealized appreciation on OTC cross currency exchange contracts	3,015
Prepaid expenses	4,361

Total Assets	350,460,508

LIABILITIES
Payable for investments purchased	20,474,891
Unrealized depreciation on OTC forward foreign currency exchange contracts	8,226,696
Forward commitment contracts, at value (proceeds receivable $1,820,977)	1,783,373
Payable to broker for collateral for securities on loan	1,141,075
Options written outstanding, at value (premiums received $321,942)	350,274
Accrued expenses and other liabilities	228,198
Due to broker-variation margin swaps	71,768
Payable to affiliate	66,415
Cash segregated from counterparty — OTC	56,000
Management fee payable	54,155
Unrealized depreciation on OTC swap agreements	32,681
Due to broker-variation margin futures	19,243
Distribution fee payable	10,860
Premiums received for OTC swap agreements	8,336
Unrealized depreciation on OTC cross currency exchange contracts	2,274
Payable for Portfolio shares purchased	1,854
Affiliated transfer agent fee payable	537
Trustees’ fees payable	480

Total Liabilities	32,529,110

NET ASSETS	$317,931,398

Net assets were comprised of:
Partners’ Equity	$317,931,398

Net asset value and redemption price per share, $317,931,398 / 29,844,707 outstanding shares of beneficial interest	$10.65

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $124,659 foreign withholding tax, of which $97,568 is reimbursable by an affiliate)	$6,230,815
Unaffiliated dividend income	190,971
Income from securities lending, net (including affiliated income of $4,063)	7,565
Affiliated dividend income	273

Total income	6,429,624

EXPENSES
Management fee	2,282,140
Distribution fee	893,706
Custodian and accounting fees	265,492
Audit fee	90,000
Legal fees and expenses	33,353
Shareholders’ reports	17,314
Trustees’ fees	13,909
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Miscellaneous	73,757

Total expenses	3,677,597
Less: Fee waiver and/or expense reimbursement	(672,517)

Net expenses	3,005,080

NET INVESTMENT INCOME (LOSS)	3,424,544

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(251))	(27,215,820)
Futures transactions	1,438,212
Forward and cross currency contract transactions	22,040,757
Options written transactions	3,510
Swap agreements transactions	(747,043)
Foreign currency transactions	(19,463,474)

(23,943,858)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $33)	(24,231,685)
Futures	738,164
Forward and cross currency contracts	(5,500,586)
Options written	(189,656)
Swap agreements	(1,548,616)
Foreign currencies	228,422

(30,503,957)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(54,447,815)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(51,023,271)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,424,544	$12,500,186
Net realized gain (loss) on investment and foreign currency transactions	(23,943,858)	99,021,361
Net capital gain distributions received	—	43,162
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(30,503,957)	(168,241,796)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(51,023,271)	(56,677,087)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [6,333,295 and 24,462,434 shares, respectively]	70,035,093	295,587,272
Portfolio shares purchased [14,531,286 and 316,928,876 shares, respectively]	(162,905,890)	(3,847,208,482)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(92,870,797)	(3,551,621,210)

TOTAL INCREASE (DECREASE)	(143,894,068)	(3,608,298,297)
NET ASSETS:
Beginning of year	461,825,466	4,070,123,763

End of year	$317,931,398	$461,825,466

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST GLOBAL BOND PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.14	$12.31	$11.79	$11.02		$10.65

Income (Loss) From Investment Operations:
Net investment income (loss)	0.11	0.06	0.07	0.11		0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.60)	(0.23)	0.45	0.66		0.26

Total from investment operations	(1.49)	(0.17)	0.52	0.77		0.37

Capital Contributions	—	—	—	—	(b)(c)	—	(b)(c)

Net Asset Value, end of year	$10.65	$12.14	$12.31	$11.79		$11.02

Total Return(d)	(12.19)%	(1.46)%	4.50%	6.99	%(e)	3.47	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$318	$462	$4,070	$2,556		$1,892
Average net assets (in millions)	$357	$2,352	$2,305	$2,277		$2,006
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.84%	0.84%	0.88%	0.90%		0.90%
Expenses before waivers and/or expense reimbursement	1.03%	0.90%	0.90%	0.90%		0.90%
Net investment income (loss)	0.96%	0.53%	0.58%	0.96%		1.04%
Portfolio turnover rate(g)(h)	278%	287%	174%	78%		80%

(a)	Calculated based on average shares outstanding during the year.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 83.5%
AFFILIATED MUTUAL FUNDS — 25.3%
AST ClearBridge Dividend Growth Portfolio*	1,568,931	$42,282,689
AST Emerging Markets Equity Portfolio*	134,293	1,079,719
AST High Yield Portfolio*	1,316,864	14,472,332
AST Large-Cap Growth Portfolio*	1,316,785	66,458,164
AST Large-Cap Value Portfolio*	861,391	37,548,035
AST PGIM Fixed Income Central Portfolio*	68,194,950	671,038,303
AST Small-Cap Growth Portfolio*	422,122	25,158,449
AST Small-Cap Value Portfolio*	761,117	25,352,799
AST T. Rowe Price Natural Resources Portfolio*	214,856	6,213,642
AST Western Asset Emerging Markets Debt Portfolio*	867,378	9,254,919

TOTAL AFFILIATED MUTUAL FUNDS (cost $904,429,492)(wd)		898,859,051

COMMON STOCKS — 23.1%
Aerospace & Defense — 0.4%
Airbus SE (France)	1,966	233,762
BAE Systems PLC (United Kingdom)	47,369	489,246
Boeing Co. (The)*	2,360	449,556
General Dynamics Corp.	9,927	2,462,988
HEICO Corp.	2,200	338,008
Howmet Aerospace, Inc.	21,890	862,685
Huntington Ingalls Industries, Inc.	160	36,909
L3Harris Technologies, Inc.	820	170,732
Lockheed Martin Corp.	5,951	2,895,102
MTU Aero Engines AG (Germany)	684	147,153
Northrop Grumman Corp.	4,599	2,509,260
Raytheon Technologies Corp.	25,807	2,604,443
Safran SA (France)	4,196	525,566
Textron, Inc.	14,250	1,008,900
Thales SA (France)	2,625	335,393
TransDigm Group, Inc.	220	138,523

		15,208,226

Air Freight & Logistics — 0.1%
C.H. Robinson Worldwide, Inc.(a)	510	46,696
Expeditors International of Washington, Inc.	700	72,744
FedEx Corp.	9,330	1,615,956
United Parcel Service, Inc. (Class B Stock)	8,592	1,493,633
Yamato Holdings Co. Ltd. (Japan)	11,700	185,401

		3,414,430

Airlines — 0.1%
Alaska Air Group, Inc.*	13,920	597,725
American Airlines Group, Inc.*(a)	2,800	35,616
Delta Air Lines, Inc.*	12,459	409,403
Southwest Airlines Co.*	2,560	86,195
United Airlines Holdings, Inc.*	17,970	677,469

		1,806,408

Auto Components — 0.0%
Aptiv PLC*	1,160	108,031

	Shares	Value
COMMON STOCKS (continued)
Auto Components (cont’d.)
BorgWarner, Inc.	14,220	$572,355
Magna International, Inc. (Canada)(a)	3,132	175,956

		856,342

Automobiles — 0.4%
Bayerische Motoren Werke AG (Germany)	2,306	204,162
BYD Co. Ltd. (China) (Class H Stock)	5,000	122,670
Ferrari NV (Italy)	6,760	1,449,605
Ford Motor Co.	17,030	198,059
General Motors Co.	49,049	1,650,008
Honda Motor Co. Ltd. (Japan)	21,900	499,517
Mahindra & Mahindra Ltd. (India)	9,875	148,666
Maruti Suzuki India Ltd. (India)	1,357	137,282
Mazda Motor Corp. (Japan)	9,500	71,212
Mercedes-Benz Group AG (Germany)	6,872	449,394
Nissan Motor Co. Ltd. (Japan)	30,000	93,883
Stellantis NV	124,925	1,775,230
Subaru Corp. (Japan)	74,900	1,133,992
Suzuki Motor Corp. (Japan)	5,300	169,745
Tesla, Inc.*	44,689	5,504,791
Toyota Motor Corp. (Japan)	64,100	874,487

		14,482,703

Banks — 1.2%
ABN AMRO Bank NV (Netherlands), 144A, CVA	66,144	915,960
ANZ Group Holdings Ltd. (Australia)	46,791	753,752
Banco Santander SA (Spain)	94,098	281,364
Bank Central Asia Tbk PT (Indonesia)	679,643	372,674
Bank Hapoalim BM (Israel)	23,930	215,464
Bank Leumi Le-Israel BM (Israel)	151,766	1,264,030
Bank of America Corp.	122,617	4,061,075
Bank of China Ltd. (China) (Class H Stock)	156,000	56,461
Bank of Ireland Group PLC (Ireland)	12,637	120,422
Barclays PLC (United Kingdom)	930,288	1,770,163
BNP Paribas SA (France)	6,017	342,603
BOC Hong Kong Holdings Ltd. (China)	58,500	198,596
China Construction Bank Corp. (China) (Class H Stock)	308,000	192,620
Citigroup, Inc.	53,128	2,402,979
Citizens Financial Group, Inc.	33,220	1,307,871
Comerica, Inc.	590	39,442
Commerzbank AG (Germany)*	16,675	155,905
Commonwealth Bank of Australia (Australia)	19,390	1,346,729
Credicorp Ltd. (Peru)	633	85,873
DBS Group Holdings Ltd. (Singapore)	85,400	2,161,611
DNB Bank ASA (Norway)	41,259	814,870
East West Bancorp, Inc.	1,898	125,078
Emirates NBD Bank PJSC (United Arab Emirates)	13,344	46,999
Erste Group Bank AG (Austria)	3,202	102,449
Fifth Third Bancorp	2,960	97,118
First Republic Bank	770	93,855
Hana Financial Group, Inc. (South Korea)	3,022	100,630

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
HDFC Bank Ltd. (India), ADR(a)	10,217	$698,945
HSBC Holdings PLC (United Kingdom)	73,999	458,612
Huntington Bancshares, Inc.(a)	6,220	87,702
ICICI Bank Ltd. (India), ADR(a)	17,858	390,912
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	86,000	44,109
ING Groep NV (Netherlands)	77,311	941,738
Israel Discount Bank Ltd. (Israel) (Class A Stock)	21,860	114,763
JPMorgan Chase & Co.	46,116	6,184,156
KB Financial Group, Inc. (South Korea)	2,119	81,185
KBC Group NV (Belgium)	3,350	215,691
KeyCorp	4,210	73,338
Komercni Banka A/S (Czech Republic)	3,655	105,622
Lloyds Banking Group PLC (United Kingdom)	2,554,854	1,394,220
M&T Bank Corp.	3,948	572,697
National Australia Bank Ltd. (Australia)	24,873	505,012
NatWest Group PLC (United Kingdom)	193,123	615,914
Nedbank Group Ltd. (South Africa)	6,157	77,017
Nordea Bank Abp (Finland)	48,941	524,254
NU Holdings Ltd. (Brazil) (Class A Stock)*(a)	86,525	352,157
Oversea-Chinese Banking Corp. Ltd. (Singapore)	88,800	807,728
Pinnacle Financial Partners, Inc.(a)	3,374	247,652
PNC Financial Services Group, Inc. (The)	10,927	1,725,810
Regions Financial Corp.	4,030	86,887
Sberbank of Russia PJSC (Russia)*^	61,896	—
Signature Bank	250	28,805
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	20,856	240,112
SVB Financial Group*	260	59,836
Swedbank AB (Sweden) (Class A Stock)	12,784	217,444
Tisco Financial Group PCL (Thailand)	39,000	111,686
Truist Financial Corp.	72,114	3,103,065
U.S. Bancorp	21,636	943,546
Wells Fargo & Co.	87,670	3,619,894
Wintrust Financial Corp.	746	63,052
Zions Bancorp NA	690	33,920

		44,154,074

Beverages — 0.4%
Brown-Forman Corp. (Class B Stock)	820	53,858
Coca-Cola Co. (The)	69,611	4,427,956
Constellation Brands, Inc. (Class A Stock)	3,380	783,315
Diageo PLC (United Kingdom)	5,944	260,180
Diageo PLC (United Kingdom), ADR(a)	2,122	378,119
Heineken Holding NV (Netherlands)	1,740	134,381
Heineken NV (Netherlands)	3,249	306,031
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (China) (Class A Stock)	2,000	46,197
Keurig Dr. Pepper, Inc.	20,502	731,101
Kirin Holdings Co. Ltd. (Japan)	14,700	224,049

	Shares	Value
COMMON STOCKS (continued)
Beverages (cont’d.)
Molson Coors Beverage Co. (Class B Stock)	810	$41,731
Monster Beverage Corp.*	1,650	167,525
PepsiCo, Inc.	39,484	7,133,179
Pernod Ricard SA (France)	4,200	826,235
Remy Cointreau SA (France)	1,725	290,859

		15,804,716

Biotechnology — 0.5%
AbbVie, Inc.	39,987	6,462,299
Alnylam Pharmaceuticals, Inc.*	800	190,120
Amgen, Inc.	5,173	1,358,637
Argenx SE (Netherlands), ADR*	1,636	619,766
Biogen, Inc.*	600	166,152
CSL Ltd.	805	156,970
Exact Sciences Corp.*(a)	7,200	356,472
Gilead Sciences, Inc.	20,440	1,754,774
Horizon Therapeutics PLC*	13,200	1,502,160
Incyte Corp.*	770	61,846
Moderna, Inc.*	1,410	253,264
Regeneron Pharmaceuticals, Inc.*	1,415	1,020,908
United Therapeutics Corp.*	3,962	1,101,793
Vertex Pharmaceuticals, Inc.*	8,750	2,526,825

		17,531,986

Building Products — 0.1%
A.O. Smith Corp.	530	30,337
Allegion PLC	400	42,104
Assa Abloy AB (Sweden) (Class B Stock)	15,280	328,662
Builders FirstSource, Inc.*	4,500	291,960
Carlisle Cos., Inc.	1,600	377,040
Carrier Global Corp.	18,430	760,237
Cie de Saint-Gobain (France)	35,278	1,725,830
Johnson Controls International PLC	7,617	487,488
Masco Corp.(a)	1,020	47,603
Nibe Industrier AB (Sweden) (Class B Stock)	20,829	194,413
Trane Technologies PLC	3,243	545,116

		4,830,790

Capital Markets — 0.8%
3i Group PLC (United Kingdom)	63,620	1,026,022
Ameriprise Financial, Inc.	3,585	1,116,261
ASX Ltd. (Australia)	1,820	83,822
Bank of New York Mellon Corp. (The)	31,970	1,455,274
BlackRock, Inc.	1,330	942,478
Blackstone, Inc.	3,755	278,583
Carlyle Group, Inc. (The)	30,200	901,168
Cboe Global Markets, Inc.	450	56,462
Charles Schwab Corp. (The)	36,655	3,051,895
CME Group, Inc.	9,049	1,521,680
Deutsche Bank AG (Germany)	130,319	1,464,990
Deutsche Boerse AG (Germany)	2,736	471,112
FactSet Research Systems, Inc.	312	125,178
Franklin Resources, Inc.(a)	1,210	31,920
Goldman Sachs Group, Inc. (The)	10,341	3,550,893
Intercontinental Exchange, Inc.	8,900	913,051

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (cont’d.)
Invesco Ltd.	2,140	$38,499
Julius Baer Group Ltd. (Switzerland)	11,639	677,403
Lazard Ltd. (Class A Stock)(a)	1,747	60,568
Macquarie Group Ltd. (Australia)	7,231	816,296
MarketAxess Holdings, Inc.	165	46,017
Moody’s Corp.	675	188,068
Morgan Stanley	20,550	1,747,161
MSCI, Inc.	1,345	625,654
Nasdaq, Inc.	16,660	1,022,091
Northern Trust Corp.	1,645	145,566
Partners Group Holding AG (Switzerland)	240	212,516
Raymond James Financial, Inc.	830	88,685
S&P Global, Inc.	2,912	975,345
Singapore Exchange Ltd. (Singapore)	94,800	633,917
State Street Corp.	3,880	300,972
T. Rowe Price Group, Inc.(a)	2,367	258,145
UBS Group AG (Switzerland)	138,528	2,574,713

		27,402,405

Chemicals — 0.4%
Air Products & Chemicals, Inc.	2,899	893,646
Albemarle Corp.	5,000	1,084,300
BASF SE (Germany)	7,548	371,653
Celanese Corp.	450	46,008
CF Industries Holdings, Inc.	6,198	528,070
Corteva, Inc.	9,790	575,456
Dow, Inc.	6,738	339,528
DuPont de Nemours, Inc.(a)	5,188	356,052
Eastman Chemical Co.	3,224	262,563
Ecolab, Inc.	1,060	154,294
FMC Corp.	520	64,896
International Flavors & Fragrances, Inc.	1,100	115,324
Linde PLC (United Kingdom) (NYSE)	8,086	2,637,492
Linde PLC (United Kingdom) (BATE)	621	202,422
LyondellBasell Industries NV (Class A Stock)(a)	16,370	1,359,201
Mosaic Co. (The)	14,390	631,289
Nitto Denko Corp. (Japan)	2,500	143,987
Nutrien Ltd. (Canada)	2,379	173,681
OCI NV (Netherlands)	1,701	60,815
PPG Industries, Inc.	7,703	968,575
Sherwin-Williams Co. (The)	3,510	833,028
Shin-Etsu Chemical Co. Ltd. (Japan)	4,800	586,139
Solvay SA (Belgium)	7,749	783,471
Symrise AG (Germany)	4,392	476,993
Tosoh Corp. (Japan)	70,200	834,793
Yara International ASA (Brazil)	31,855	1,398,975

		15,882,651

Commercial Services & Supplies — 0.1%
Cintas Corp.	365	164,841
Copart, Inc.*	1,840	112,038
Republic Services, Inc.	7,607	981,227
Rollins, Inc.	1,000	36,540
Securitas AB (Sweden) (Class B Stock)	7,259	60,573
Serco Group PLC (United Kingdom)	55,142	103,510

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (cont’d.)
Waste Management, Inc.	8,880	$1,393,094

		2,851,823

Communications Equipment — 0.2%
Arista Networks, Inc.*	9,360	1,135,836
Cisco Systems, Inc.	96,328	4,589,066
F5, Inc.*	240	34,442
Juniper Networks, Inc.	1,390	44,425
Motorola Solutions, Inc.	710	182,974
Nokia OYJ (Finland)	68,357	317,566
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	22,269	130,483

		6,434,792

Construction & Engineering — 0.1%
AECOM	4,900	416,157
Eiffage SA (France)	4,448	437,524
Quanta Services, Inc.	610	86,925
Valmont Industries, Inc.	1,900	628,273
Vinci SA (France)	14,605	1,455,929
WillScot Mobile Mini Holdings Corp.*	4,102	185,287

		3,210,095

Construction Materials — 0.0%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	17,500	60,979
Eagle Materials, Inc.	7,300	969,805
Ibstock PLC (United Kingdom), 144A	22,428	41,927
Martin Marietta Materials, Inc.	260	87,872
Vulcan Materials Co.	2,074	363,178

		1,523,761

Consumer Finance — 0.1%
AEON Financial Service Co. Ltd. (Japan)	7,500	79,279
Ally Financial, Inc.	4,000	97,800
American Express Co.	4,563	674,184
Capital One Financial Corp.	16,747	1,556,801
Discover Financial Services	1,170	114,461
SLM Corp.	13,150	218,290
Synchrony Financial	13,870	455,768

		3,196,583

Containers & Packaging — 0.1%
Amcor PLC(a)	6,790	80,869
Avery Dennison Corp.	350	63,350
Ball Corp.	1,400	71,596
Berry Global Group, Inc.	14,700	888,321
Crown Holdings, Inc.	2,576	211,773
International Paper Co.(a)	1,630	56,447
Packaging Corp. of America	410	52,443
Sealed Air Corp.	610	30,427
Transcontinental, Inc. (Canada) (Class A Stock)	4,963	56,008
Westrock Co.	30,090	1,057,964

		2,569,198

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Distributors — 0.0%
Genuine Parts Co.	3,680	$638,517
LKQ Corp.	11,320	604,601
Pool Corp.	165	49,884

		1,293,002

Diversified Consumer Services — 0.0%
Service Corp. International	6,959	481,145

Diversified Financial Services — 0.3%
Apollo Global Management, Inc.	15,600	995,124
Berkshire Hathaway, Inc. (Class B Stock)*	24,315	7,510,904
Investor AB (Sweden) (Class A Stock)	8,208	152,707
ORIX Corp. (Japan)	32,000	512,213

		9,170,948

Diversified Telecommunication Services — 0.3%
AT&T, Inc.	201,784	3,714,844
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	70,912	121,650
Deutsche Telekom AG (Germany)	60,132	1,196,422
Hellenic Telecommunications Organization SA (Greece)	7,322	114,363
Koninklijke KPN NV (Netherlands)	41,642	128,893
Lumen Technologies, Inc.(a)	4,620	24,116
Nippon Telegraph & Telephone Corp. (Japan)	2,800	79,852
Spark New Zealand Ltd. (New Zealand)	31,860	109,081
Swisscom AG (Switzerland)	324	177,491
Telefonica Deutschland Holding AG (Germany)	371,999	913,635
Telkom Indonesia Persero Tbk PT (Indonesia)	709,100	170,760
Telstra Group Ltd. (Australia)	59,240	160,211
Verizon Communications, Inc.	62,926	2,479,284

		9,390,602

Electric Utilities — 0.5%
Alliant Energy Corp.	1,050	57,970
American Electric Power Co., Inc.(a)	6,459	613,282
Avangrid, Inc.(a)	19,200	825,216
CEZ A/S (Czech Republic)	1,258	42,781
Constellation Energy Corp.	10,647	917,878
Duke Energy Corp.	3,320	341,927
Edison International	10,540	670,555
EDP - Energias do Brasil SA (Brazil)	13,843	54,640
Endesa SA (Spain)	18,612	350,772
Enel SpA (Italy)	319,055	1,715,924
Energisa SA (Brazil), UTS	16,100	134,857
Entergy Corp.	2,970	334,125
Evergy, Inc.	1,030	64,818
Eversource Energy	1,480	124,083
Exelon Corp.	42,570	1,840,301
FirstEnergy Corp.	2,340	98,140
Iberdrola SA (Spain)	85,570	998,902
NextEra Energy, Inc.	47,294	3,953,778
NRG Energy, Inc.	25,810	821,274
PG&E Corp.*	22,188	360,777

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (cont’d.)
Pinnacle West Capital Corp.	500	$38,020
Power Assets Holdings Ltd. (Hong Kong)	24,000	131,171
PPL Corp.	3,160	92,335
Red Electrica Corp. SA (Spain)	6,554	113,962
Southern Co. (The)	4,580	327,058
SSE PLC (United Kingdom)	74,603	1,534,355
Xcel Energy, Inc.	9,909	694,720

		17,253,621

Electrical Equipment — 0.2%
ABB Ltd. (Switzerland)	20,792	633,688
Acuity Brands, Inc.	1,400	231,854
AMETEK, Inc.	6,590	920,755
Eaton Corp. PLC	7,825	1,228,134
Emerson Electric Co.	3,850	369,831
Generac Holdings, Inc.*	265	26,675
Hubbell, Inc.	5,300	1,243,804
nVent Electric PLC	6,200	238,514
Prysmian SpA (Italy)	3,614	134,280
Rockwell Automation, Inc.(a)	470	121,058
Schneider Electric SE	1,491	209,388
Sunrun, Inc.*(a)	7,000	168,140
Voltronic Power Technology Corp. (Taiwan)	2,000	100,343

		5,626,464

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp. (Class A Stock)	11,708	891,447
Arrow Electronics, Inc.*	1,000	104,570
CDW Corp.	560	100,005
Corning, Inc.	10,923	348,881
Halma PLC (United Kingdom)	4,932	117,455
Hon Hai Precision Industry Co. Ltd. (Taiwan)	56,000	181,509
Keyence Corp. (Japan)	1,520	590,132
Keysight Technologies, Inc.*	4,370	747,576
Littelfuse, Inc.	551	121,330
Samsung SDI Co. Ltd. (South Korea)	729	342,297
TD SYNNEX Corp.	1,400	132,594
TDK Corp. (Japan)	5,100	165,921
TE Connectivity Ltd. (Switzerland)	1,370	157,276
Teledyne Technologies, Inc.*	195	77,983
Trimble, Inc.*	1,040	52,582
Venture Corp. Ltd. (Singapore)	27,000	344,147
Zebra Technologies Corp. (Class A Stock)*	210	53,846

		4,529,551

Energy Equipment & Services — 0.1%
Baker Hughes Co.	21,287	628,605
Halliburton Co.	41,910	1,649,158
Schlumberger Ltd.	22,121	1,182,589

		3,460,352

Entertainment — 0.2%
Activision Blizzard, Inc.	19,252	1,473,740
Electronic Arts, Inc.	7,330	895,579

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Entertainment (cont’d.)
Live Nation Entertainment, Inc.*	3,840	$267,802
NCSoft Corp. (South Korea)	184	65,729
NetEase, Inc. (China), ADR(a)	2,027	147,221
Netflix, Inc.*	8,010	2,361,989
Nintendo Co. Ltd. (Japan)	15,300	643,313
Take-Two Interactive Software, Inc.*	660	68,726
Walt Disney Co. (The)*	31,300	2,719,344
Warner Bros Discovery, Inc.*	9,527	90,316

		8,733,759

Equity Real Estate Investment Trusts (REITs) — 0.5%
Alexandria Real Estate Equities, Inc.	6,404	932,871
American Tower Corp.	4,960	1,050,826
Americold Realty Trust, Inc.	19,400	549,214
AvalonBay Communities, Inc.	3,996	645,434
Boston Properties, Inc.(a)	1,581	106,844
Camden Property Trust	480	53,702
Cousins Properties, Inc.(a)	2,440	61,708
Crown Castle, Inc.	1,860	252,290
Digital Realty Trust, Inc.	1,240	124,335
Equinix, Inc.	2,090	1,369,013
Equity Residential	4,450	262,550
Essex Property Trust, Inc.	280	59,338
Extra Space Storage, Inc.	570	83,893
Federal Realty Investment Trust	310	31,322
Gaming & Leisure Properties, Inc.	3,599	187,472
Goodman Group (Australia)	26,140	307,416
Healthpeak Properties, Inc.	2,440	61,171
Host Hotels & Resorts, Inc.	13,380	214,749
Hudson Pacific Properties, Inc.	13,800	134,274
Invitation Homes, Inc.	2,610	77,360
Iron Mountain, Inc.(a)	1,290	64,306
JBG SMITH Properties	9,900	187,902
Kimco Realty Corp.	2,670	56,551
Klepierre SA (France)*	50,221	1,159,132
Lamar Advertising Co. (Class A Stock)	3,600	339,840
Mid-America Apartment Communities, Inc.	3,090	485,099
Prologis, Inc.	15,106	1,702,899
Public Storage	5,300	1,485,007
Realty Income Corp.	2,660	168,724
Regency Centers Corp.	680	42,500
SBA Communications Corp.	5,330	1,494,052
Simon Property Group, Inc.	13,070	1,535,464
Stockland (Australia)	30,393	74,854
UDR, Inc.	1,380	53,447
Ventas, Inc.	30,931	1,393,441
VICI Properties, Inc.(a)	7,550	244,620
Vornado Realty Trust	800	16,648
Welltower, Inc.	1,990	130,444
Weyerhaeuser Co.	23,190	718,890

		17,919,602

Food & Staples Retailing — 0.4%
Albertson’s Cos., Inc. (Class A Stock)	24,700	512,278
BIM Birlesik Magazalar A/S (Turkey)	13,865	101,323
Carrefour SA (France)	10,509	175,773
Coles Group Ltd. (Australia)	22,500	255,052

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (cont’d.)
Costco Wholesale Corp.	6,825	$3,115,613
Kesko OYJ (Finland) (Class B Stock)	30,599	676,122
Koninklijke Ahold Delhaize NV (Netherlands)	56,965	1,637,817
Kroger Co. (The)	16,300	726,654
Loblaw Cos. Ltd. (Canada)	2,406	212,737
Performance Food Group Co.*	3,134	182,994
Sysco Corp.	9,383	717,330
Tesco PLC (United Kingdom)	62,701	168,971
Walgreens Boots Alliance, Inc.(a)	3,090	115,442
Wal-Mart de Mexico SAB de CV (Mexico)	37,168	131,380
Walmart, Inc.	30,906	4,382,162
Woolworths Group Ltd. (Australia)	18,480	421,999

		13,533,647

Food Products — 0.4%
Archer-Daniels-Midland Co.	14,110	1,310,113
AVI Ltd. (South Africa)	15,007	66,477
Bunge Ltd.	4,100	409,057
Campbell Soup Co.(a)	930	52,778
Conagra Brands, Inc.	2,040	78,948
Darling Ingredients, Inc.*	2,021	126,494
General Mills, Inc.(a)	2,560	214,656
Gruma SAB de CV (Mexico) (Class B Stock)	5,933	79,259
Hershey Co. (The)	7,573	1,753,680
Hormel Foods Corp.	1,250	56,938
J.M. Smucker Co. (The)	480	76,061
Kellogg Co.	1,090	77,652
Kraft Heinz Co. (The)	3,430	139,635
Lamb Weston Holdings, Inc.	16,486	1,473,189
McCormick & Co., Inc.	1,070	88,692
Mondelez International, Inc. (Class A Stock)	27,242	1,815,679
Mowi ASA (Norway)	6,650	113,318
Nestle SA	30,997	3,580,446
Orkla ASA (Norway)	10,928	78,871
Pilgrim’s Pride Corp.*	37,800	896,994
Tyson Foods, Inc. (Class A Stock)	20,840	1,297,290
Viscofan SA (Spain)	725	46,696
WH Group Ltd. (Hong Kong), 144A	1,077,000	628,148
Wilmar International Ltd. (China)	447,600	1,394,442

		15,855,513

Gas Utilities — 0.0%
APA Group (Australia)	6,538	47,789
Atmos Energy Corp.	590	66,121
Osaka Gas Co. Ltd. (Japan)	4,800	77,343
Tokyo Gas Co. Ltd. (Japan)	5,400	105,731
UGI Corp.	25,200	934,164

		1,231,148

Health Care Equipment & Supplies — 0.4%
Abbott Laboratories	37,229	4,087,372
Alcon, Inc. (Switzerland)	4,887	335,341
Align Technology, Inc.*	295	62,216
Baxter International, Inc.	19,970	1,017,871

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
Becton, Dickinson & Co.	2,838	$721,703
Boston Scientific Corp.*	16,693	772,385
Cochlear Ltd. (Australia)	858	118,496
Cooper Cos., Inc. (The)	190	62,827
DENTSPLY SIRONA, Inc.	4,620	147,101
Dexcom, Inc.*	13,150	1,489,106
Edwards Lifesciences Corp.*	2,670	199,209
Hologic, Inc.*	2,470	184,781
IDEXX Laboratories, Inc.*	355	144,826
Intuitive Surgical, Inc.*	2,429	644,535
Medtronic PLC	33,984	2,641,236
Olympus Corp. (Japan)	40,800	719,614
ResMed, Inc.	630	131,122
STERIS PLC	4,405	813,559
Straumann Holding AG (Switzerland)	1,395	159,966
Stryker Corp.	2,010	491,425
Teleflex, Inc.	180	44,933
Zimmer Biomet Holdings, Inc.	7,490	954,975

		15,944,599

Health Care Providers & Services — 0.7%
Acadia Healthcare Co., Inc.*	2,228	183,409
AmerisourceBergen Corp.	1,859	308,055
Cardinal Health, Inc.(a)	13,770	1,058,500
Centene Corp.*	7,875	645,829
Cigna Corp.	8,355	2,768,346
CVS Health Corp.	30,643	2,855,621
DaVita, Inc.*	220	16,427
Elevance Health, Inc.	1,720	882,308
Fresenius SE & Co. KGaA (Germany)	7,029	196,333
HCA Healthcare, Inc.	1,320	316,747
Henry Schein, Inc.*(a)	580	46,325
Humana, Inc.	1,535	786,212
Laboratory Corp. of America Holdings	390	91,837
McKesson Corp.	615	230,699
Molina Healthcare, Inc.*	3,160	1,043,495
Quest Diagnostics, Inc.	470	73,527
Sonic Healthcare Ltd. (Australia)	73,238	1,490,468
UnitedHealth Group, Inc.	21,503	11,400,461
Universal Health Services, Inc. (Class B Stock)	270	38,040

		24,432,639

Hotels, Restaurants & Leisure — 0.5%
Airbnb, Inc. (Class A Stock)*	3,048	260,604
Aristocrat Leisure Ltd. (Australia)	16,141	332,598
Booking Holdings, Inc.*	658	1,326,054
Boyd Gaming Corp.	1,149	62,655
Caesars Entertainment, Inc.*	920	38,272
Carnival Corp.*(a)	4,670	37,640
Chipotle Mexican Grill, Inc.*	719	997,605
Compass Group PLC (United Kingdom)	108,380	2,502,715
Darden Restaurants, Inc.	510	70,548
Domino’s Pizza, Inc.	155	53,692
Evolution AB (Sweden), 144A	2,574	250,719
Expedia Group, Inc.*	1,465	128,334
Hilton Worldwide Holdings, Inc.	5,880	742,997

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
InterContinental Hotels Group PLC (United Kingdom)	3,104	$178,104
La Francaise des Jeux SAEM (France), 144A	11,445	460,530
Las Vegas Sands Corp.*	13,610	654,233
Lottery Corp. Ltd. (The) (Australia)*	18,500	56,390
Marriott International, Inc. (Class A Stock)	13,190	1,963,859
McDonald’s Corp.	15,744	4,149,016
MGM Resorts International	1,400	46,942
Norwegian Cruise Line Holdings Ltd.*	1,810	22,154
Oriental Land Co. Ltd. (Japan)	9,000	1,309,718
Penn Entertainment, Inc.*(a)	2,023	60,083
Royal Caribbean Cruises Ltd.*(a)	940	46,464
Sodexo SA (France)	3,727	356,594
Starbucks Corp.	29,366	2,913,107
Whitbread PLC (United Kingdom)	5,994	185,326
Wynn Resorts Ltd.*	440	36,287
Yum! Brands, Inc.	1,220	156,258

		19,399,498

Household Durables — 0.1%
D.R. Horton, Inc.(a)	1,360	121,231
Garmin Ltd.	660	60,912
Lennar Corp. (Class A Stock)	7,972	721,466
Mohawk Industries, Inc.*	260	26,577
Newell Brands, Inc.(a)	1,840	24,067
NVR, Inc.*	12	55,351
PulteGroup, Inc.	1,000	45,530
Sekisui Chemical Co. Ltd. (Japan)	29,800	415,361
Sekisui House Ltd. (Japan)	4,400	78,008
Sony Group Corp. (Japan)	1,300	99,088
Toll Brothers, Inc.	2,435	121,555
Whirlpool Corp.(a)	220	31,121

		1,800,267

Household Products — 0.3%
Church & Dwight Co., Inc.	1,030	83,028
Clorox Co. (The)(a)	500	70,165
Colgate-Palmolive Co.	17,890	1,409,553
Henkel AG & Co. KGaA (Germany)	1,799	115,612
Kimberly-Clark Corp.	7,850	1,065,638
Procter & Gamble Co. (The)	41,974	6,361,580
Reckitt Benckiser Group PLC (United Kingdom)	20,291	1,406,498

		10,512,074

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp. (The)	3,010	86,568
Vistra Corp.	39,900	925,680

		1,012,248

Industrial Conglomerates — 0.2%
3M Co.	13,840	1,659,693
CK Hutchison Holdings Ltd. (United Kingdom)	43,000	257,607
General Electric Co.	4,720	395,489
Hitachi Ltd. (Japan)	15,300	769,839

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates (cont’d.)
Honeywell International, Inc.	12,860	$2,755,898
Jardine Matheson Holdings Ltd. (Hong Kong)	25,000	1,271,771
Smiths Group PLC (United Kingdom)	77,638	1,490,034

		8,600,331

Insurance — 0.8%
Aflac, Inc.	2,590	186,325
Ageas SA/NV (Belgium)	2,886	128,057
AIA Group Ltd. (Hong Kong)	30,600	337,928
Allstate Corp. (The)	1,220	165,432
American International Group, Inc.	26,220	1,658,153
Aon PLC (Class A Stock)	3,030	909,424
Arch Capital Group Ltd.*	1,500	94,170
Arthur J. Gallagher & Co.	2,141	403,664
Assurant, Inc.	270	33,766
AXA SA (France)	65,548	1,825,875
Axis Capital Holdings Ltd.	1,445	78,276
Brown & Brown, Inc.	1,140	64,946
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	96,600	213,613
Chubb Ltd.	18,254	4,026,832
Cincinnati Financial Corp.	780	79,864
Dai-ichi Life Holdings, Inc. (Japan)	87,800	1,982,820
Everest Re Group Ltd.	185	61,285
Fairfax Financial Holdings Ltd. (Canada)	272	161,125
Globe Life, Inc.	430	51,836
Hartford Financial Services Group, Inc. (The)	4,426	335,624
iA Financial Corp., Inc. (Canada)	1,502	87,935
Japan Post Holdings Co. Ltd. (Japan)	179,100	1,506,940
Japan Post Insurance Co. Ltd. (Japan)	83,000	1,459,732
Lincoln National Corp.(a)	800	24,576
Loews Corp.	990	57,747
Manulife Financial Corp. (Canada)	13,162	234,758
Marsh & McLennan Cos., Inc.	12,633	2,090,509
MetLife, Inc.	25,597	1,852,455
NN Group NV (Netherlands)	32,939	1,346,948
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	35,000	229,941
Poste Italiane SpA (Italy), 144A	41,022	400,230
Principal Financial Group, Inc.(a)	1,080	90,634
Progressive Corp. (The)	19,338	2,508,332
Reinsurance Group of America, Inc.	1,900	269,971
RenaissanceRe Holdings Ltd. (Bermuda)	1,084	199,705
Sampo OYJ (Finland) (Class A Stock)	8,092	422,641
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	1,088	172,165
Tokio Marine Holdings, Inc. (Japan)	27,100	578,921
Travelers Cos., Inc. (The)	1,060	198,739
Unum Group	11,400	467,742
W.R. Berkley Corp.	1,005	72,933
Willis Towers Watson PLC(a)	500	122,290
Zurich Insurance Group AG (Switzerland)	2,293	1,096,231

		28,291,090

	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services — 0.6%
Alphabet, Inc. (Class A Stock)*	102,034	$9,002,460
Alphabet, Inc. (Class C Stock)*	75,810	6,726,621
carsales.com Ltd. (Australia)	4,866	68,477
Match Group, Inc.*	1,280	53,107
Meta Platforms, Inc. (Class A Stock)*	45,867	5,519,635
Pinterest, Inc. (Class A Stock)*	8,800	213,664
Tencent Holdings Ltd. (China)	5,100	216,242

		21,800,206

Internet & Direct Marketing Retail — 0.4%
Alibaba Group Holding Ltd. (China)*	13,100	143,745
Amazon.com, Inc.*	126,933	10,662,372
Coupang, Inc. (South Korea)*	20,122	295,995
eBay, Inc.(a)	14,570	604,218
Etsy, Inc.*(a)	2,340	280,285
JD.com, Inc. (China) (Class A Stock)	4,314	120,432
MercadoLibre, Inc. (Brazil)*	936	792,081
ZOZO, Inc. (Japan)	5,000	123,479

		13,022,607

IT Services — 0.8%
Accenture PLC (Class A Stock)	6,283	1,676,556
Adyen NV (Netherlands), 144A*	434	602,500
Akamai Technologies, Inc.*(a)	680	57,324
Amadeus IT Group SA (Spain)*	1,862	96,596
Automatic Data Processing, Inc.	10,150	2,424,429
Broadridge Financial Solutions, Inc.	490	65,724
Capgemini SE (France)	1,989	332,513
Cognizant Technology Solutions Corp. (Class A Stock)	6,030	344,856
Computershare Ltd.	54,502	960,109
DXC Technology Co.*	12,190	323,035
Edenred (France)	3,136	170,678
EPAM Systems, Inc.*	3,240	1,061,878
Fidelity National Information Services, Inc.	6,220	422,027
Fiserv, Inc.*	2,750	277,942
FleetCor Technologies, Inc.*	320	58,778
Fujitsu Ltd. (Japan)	4,000	533,270
Gartner, Inc.*	1,727	580,514
Global Payments, Inc.	1,190	118,191
GMO Payment Gateway, Inc. (Japan)	1,084	89,646
GoDaddy, Inc. (Class A Stock)*	3,600	269,352
International Business Machines Corp.	16,621	2,341,733
Jack Henry & Associates, Inc.	300	52,668
Mastercard, Inc. (Class A Stock)	19,045	6,622,518
NEC Corp. (Japan)	3,200	112,222
NTT Data Corp. (Japan)	8,000	116,582
Otsuka Corp. (Japan)	10,600	334,116
Paychex, Inc.	1,340	154,850
PayPal Holdings, Inc.*	6,380	454,384
SS&C Technologies Holdings, Inc.	16,600	864,196
TIS, Inc. (Japan)	5,200	136,665
Twilio, Inc. (Class A Stock)*	4,200	205,632
VeriSign, Inc.*	1,300	267,072
Visa, Inc. (Class A Stock)	29,885	6,208,907
WEX, Inc.*	1,123	183,779

		28,521,242

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	2,900	$181,770
Brunswick Corp.	1,400	100,912
Hasbro, Inc.	590	35,996
Sankyo Co. Ltd. (Japan)	4,200	171,596
Shimano, Inc. (Japan)	1,000	158,019

		648,293

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	7,911	1,183,881
Avantor, Inc.*	47,900	1,010,211
Bio-Rad Laboratories, Inc. (Class A Stock)*	85	35,742
Bio-Techne Corp.	620	51,386
Charles River Laboratories International, Inc.*	210	45,759
Danaher Corp.	7,122	1,890,321
Eurofins Scientific SE (Luxembourg)	3,305	237,293
ICON PLC*	1,003	194,833
Illumina, Inc.*	670	135,474
IQVIA Holdings, Inc.*	4,387	898,852
Lonza Group AG (Switzerland)	493	242,001
Mettler-Toledo International, Inc.*	97	140,209
PerkinElmer, Inc.	530	74,316
Sotera Health Co.*	112,700	938,791
Syneos Health, Inc.*	7,300	267,764
Thermo Fisher Scientific, Inc.	4,075	2,244,062
Waters Corp.*	255	87,358
West Pharmaceutical Services, Inc.	325	76,489

		9,754,742

Machinery — 0.6%
Aalberts NV (Netherlands)	2,997	116,740
AGCO Corp.	6,900	956,961
Alfa Laval AB (Sweden)	3,915	113,251
Atlas Copco AB (Sweden) (Class A Stock)	66,433	787,125
Atlas Copco AB (Sweden) (Class B Stock)	27,360	291,922
Caterpillar, Inc.	8,127	1,946,904
CNH Industrial NV (United Kingdom)	13,514	216,792
Cummins, Inc.	590	142,951
Daimler Truck Holding AG (Germany)*	4,588	141,043
Deere & Co.	7,927	3,398,781
Doosan Bobcat, Inc. (South Korea)	2,926	80,059
Dover Corp.	3,342	452,540
Epiroc AB (Sweden) (Class A Stock)	11,115	202,394
Esab Corp.	13,100	614,652
Fortive Corp.	7,721	496,074
GEA Group AG (Germany)	10,119	411,515
Haitian International Holdings Ltd. (China)	18,000	47,974
Hitachi Construction Machinery Co. Ltd. (Japan)	57,000	1,270,327
IDEX Corp.	4,010	915,603
Illinois Tool Works, Inc.	1,210	266,563
Ingersoll Rand, Inc.	1,800	94,050
Komatsu Ltd. (Japan)	61,100	1,320,623
Lincoln Electric Holdings, Inc.	2,300	332,327

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
Nordson Corp.	220	$52,298
OSG Corp. (Japan)	8,200	112,278
Otis Worldwide Corp.	6,813	533,526
PACCAR, Inc.	16,300	1,613,211
Parker-Hannifin Corp.	3,463	1,007,733
Pentair PLC	770	34,635
Sandvik AB (Sweden)	7,954	143,741
Snap-on, Inc.(a)	250	57,123
Spirax-Sarco Engineering PLC (United Kingdom)	1,085	138,588
Stanley Black & Decker, Inc.	660	49,579
Timken Co. (The)	7,200	508,824
Volvo AB (Sweden) (Class B Stock)	59,427	1,073,465
Westinghouse Air Brake Technologies Corp.	760	75,856
Xylem, Inc.	770	85,139

		20,103,167

Marine — 0.1%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	55	121,212
AP Moller - Maersk A/S (Denmark) (Class B Stock)	627	1,403,605
Kuehne + Nagel International AG (Switzerland)	3,343	777,190
Nippon Yusen KK (Japan)	7,200	169,781
SITC International Holdings Co. Ltd. (China)	453,000	1,004,047

		3,475,835

Media — 0.2%
Charter Communications, Inc. (Class A Stock)*	475	161,072
Comcast Corp. (Class A Stock)	93,712	3,277,109
Dentsu Group, Inc. (Japan)	15,200	476,834
DISH Network Corp. (Class A Stock)*	7,640	107,266
Fox Corp. (Class A Stock)	4,720	143,346
Fox Corp. (Class B Stock)	690	19,630
Informa PLC (United Kingdom)	15,782	117,730
Interpublic Group of Cos., Inc. (The)(a)	1,680	55,961
News Corp. (Class A Stock)	1,870	34,034
News Corp. (Class B Stock)	550	10,142
Omnicom Group, Inc.	870	70,966
Paramount Global (Class B Stock)(a)	2,180	36,798
Publicis Groupe SA (France)	21,418	1,368,232
WPP PLC (United Kingdom)	121,874	1,204,114

		7,083,234

Metals & Mining — 0.3%
ArcelorMittal SA (Luxembourg)	21,898	577,717
Barrick Gold Corp. (Canada)(a)	21,979	377,599
BHP Group Ltd. (Australia)	68,522	2,122,602
BlueScope Steel Ltd. (Australia)	126,325	1,439,755
Boliden AB (Sweden)	3,498	131,393
Fortescue Metals Group Ltd. (Australia)	61,973	866,206
Freeport-McMoRan, Inc.	6,160	234,080
Glencore PLC (Australia)	313,230	2,088,820
Newmont Corp.	3,420	161,424

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Nippon Steel Corp. (Japan)	79,400	$1,377,681
Norsk Hydro ASA (Norway)	22,350	167,007
Nucor Corp.	1,120	147,627
Rio Tinto Ltd. (Australia)	4,629	365,347
Rio Tinto PLC (Australia)	4,286	301,666
South32 Ltd. (Australia)	62,436	171,176
Steel Dynamics, Inc.	10,300	1,006,310
Sumitomo Metal Mining Co. Ltd. (Japan)	3,700	130,014
United States Steel Corp.	7,000	175,350
Vale SA (Brazil)	3,200	54,215

		11,895,989

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Rithm Capital Corp.	87,600	715,692
Starwood Property Trust, Inc.	3,241	59,408

		775,100

Multiline Retail — 0.1%
Dollar General Corp.	14,223	3,502,414
Dollar Tree, Inc.*	910	128,710
Dollarama, Inc. (Canada)	1,046	61,176
Macy’s, Inc.	36,300	749,595
Target Corp.	1,990	296,590

		4,738,485

Multi-Utilities — 0.3%
Ameren Corp.	10,440	928,325
CenterPoint Energy, Inc.	39,717	1,191,113
CMS Energy Corp.	10,844	686,751
Consolidated Edison, Inc.	1,520	144,871
Dominion Energy, Inc.	16,981	1,041,275
DTE Energy Co.	2,630	309,104
E.ON SE (Germany)	206,385	2,051,881
Engie SA (France)	79,008	1,130,295
NiSource, Inc.	1,750	47,985
Public Service Enterprise Group, Inc.	4,753	291,216
Sempra Energy	7,950	1,228,593
WEC Energy Group, Inc.	1,360	127,514

		9,178,923

Oil, Gas & Consumable Fuels — 1.3%
APA Corp.	1,380	64,418
BP PLC (United Kingdom)	274,549	1,584,132
Canadian Natural Resources Ltd. (Canada)	768	42,648
Cenovus Energy, Inc. (Canada)	7,319	142,001
Cheniere Energy, Inc.	9,813	1,471,557
Chevron Corp.	39,440	7,079,086
China Petroleum & Chemical Corp. (China) (Class H Stock)	362,000	174,416
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	41,000	118,108
ConocoPhillips	43,037	5,078,366
Coterra Energy, Inc.	3,430	84,275
Devon Energy Corp.	4,338	266,830
Diamondback Energy, Inc.	1,661	227,192
Eni SpA (Italy)	96,855	1,377,227

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
EOG Resources, Inc.	6,088	$788,518
EQT Corp.(a)	1,590	53,790
Equinor ASA (Norway)	45,351	1,629,927
Exxon Mobil Corp.	75,114	8,285,074
Harbour Energy PLC (United Kingdom)	12,775	47,143
Hess Corp.	8,426	1,194,975
Inpex Corp. (Japan)	129,400	1,390,457
Kinder Morgan, Inc.	8,550	154,584
LUKOIL PJSC (Russia)^	3,042	—
Marathon Oil Corp.	2,920	79,044
Marathon Petroleum Corp.	8,430	981,168
Occidental Petroleum Corp.	3,210	202,198
ONEOK, Inc.	1,920	126,144
Ovintiv, Inc.	12,200	618,662
PDC Energy, Inc.	945	59,989
Petroleo Brasileiro SA (Brazil), ADR(a)	8,041	85,637
Phillips 66	2,030	211,282
Pioneer Natural Resources Co.	9,320	2,128,595
Repsol SA (Spain)	24,039	382,629
Shell PLC (Netherlands)	95,844	2,701,921
Suncor Energy, Inc. (Canada)	5,288	167,740
Targa Resources Corp.	1,000	73,500
TotalEnergies SE (France)	34,658	2,175,594
Valero Energy Corp.	17,099	2,169,179
Williams Cos., Inc. (The)	33,683	1,108,171

		44,526,177

Paper & Forest Products — 0.0%
Stora Enso OYJ (Finland) (Class R Stock)	10,024	141,333

Personal Products — 0.2%
Amorepacific Corp. (South Korea)	1,071	117,215
Coty, Inc. (Class A Stock)*(a)	15,000	128,400
Estee Lauder Cos., Inc. (The) (Class A Stock)	990	245,629
Haleon PLC*	73,288	289,972
Kao Corp. (Japan)	1,200	47,640
L’Oreal SA (France)	5,315	1,903,290
Unilever PLC (United Kingdom)	52,947	2,673,180

		5,405,326

Pharmaceuticals — 1.6%
Astellas Pharma, Inc. (Japan)	23,600	358,853
AstraZeneca PLC (United Kingdom)	17,452	2,361,594
AstraZeneca PLC (United Kingdom), ADR	26,240	1,779,072
Bayer AG (Germany)	35,954	1,850,556
Bristol-Myers Squibb Co.	69,087	4,970,810
Catalent, Inc.*	830	37,358
Chugai Pharmaceutical Co. Ltd. (Japan)	11,600	295,879
Eli Lilly & Co.	16,180	5,919,291
GSK PLC	91,351	1,578,841
Ipsen SA (France)	12,272	1,319,984
Jazz Pharmaceuticals PLC*	6,248	995,369
Johnson & Johnson	43,790	7,735,503
Kalbe Farma Tbk PT (Indonesia)	362,000	48,597
Kyowa Kirin Co. Ltd. (Japan)	3,900	89,326

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Merck & Co., Inc.	44,427	$4,929,176
Merck KGaA (Germany)	1,787	344,784
Novartis AG (Switzerland)	31,642	2,863,520
Novo Nordisk A/S (Denmark), ADR	881	119,235
Novo Nordisk A/S (Denmark) (Class B Stock)	31,322	4,254,015
Ono Pharmaceutical Co. Ltd. (Japan)	14,300	334,242
Organon & Co.	1,230	34,354
Pfizer, Inc.	103,217	5,288,839
Roche Holding AG	14,843	4,664,228
Sanofi (France)	34,347	3,311,964
Shionogi & Co. Ltd. (Japan)	3,900	194,583
Takeda Pharmaceutical Co. Ltd. (Japan)	8,200	256,223
Viatris, Inc.	5,480	60,992
Zoetis, Inc.	2,010	294,566

		56,291,754

Professional Services — 0.2%
Booz Allen Hamilton Holding Corp.	6,672	697,357
CoStar Group, Inc.*	19,600	1,514,688
Equifax, Inc.	500	97,180
Experian PLC (United Kingdom)	2,874	97,338
Jacobs Solutions, Inc.	550	66,039
Leidos Holdings, Inc.	4,579	481,665
Persol Holdings Co. Ltd. (Japan)	6,600	140,380
Randstad NV (Netherlands)	1,618	98,864
Recruit Holdings Co. Ltd. (Japan)	9,300	291,108
Robert Half International, Inc.(a)	470	34,700
Verisk Analytics, Inc.	670	118,201
Wolters Kluwer NV (Netherlands)	17,001	1,778,905

		5,416,425

Real Estate Management & Development — 0.1%
Capitaland India Trust (Singapore), UTS	62,300	52,550
Capitaland Investment Ltd. (Singapore)	36,000	99,493
CBRE Group, Inc. (Class A Stock)*	3,128	240,731
City Developments Ltd. (Singapore)	19,600	120,487
CK Asset Holdings Ltd. (Hong Kong)	107,000	656,250
Daito Trust Construction Co. Ltd. (Japan)	800	81,906
Emaar Properties PJSC (United Arab Emirates)	63,633	101,236
Howard Hughes Corp. (The)*	883	67,479
LEG Immobilien SE (Germany)	1,503	98,024
Mitsubishi Estate Co. Ltd. (Japan)	5,600	72,540
New World Development Co. Ltd. (Hong Kong)	23,000	64,519
Opendoor Technologies, Inc.*(a)	250,600	290,696
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	22,000	128,131

		2,074,042

Road & Rail — 0.2%
CSX Corp.	42,430	1,314,481
J.B. Hunt Transport Services, Inc.	1,016	177,150
Norfolk Southern Corp.	4,248	1,046,792

	Shares	Value
COMMON STOCKS (continued)
Road & Rail (cont’d.)
Old Dominion Freight Line, Inc.	400	$113,512
Ryder System, Inc.	6,800	568,276
Sankyu, Inc. (Japan)	3,500	128,051
TFI International, Inc. (Canada)(a)	3,616	362,468
Uber Technologies, Inc.*	12,067	298,417
Union Pacific Corp.	13,808	2,859,223
XPO, Inc.*(a)	7,000	233,030

		7,101,400

Semiconductors & Semiconductor Equipment — 1.0%
Advanced Micro Devices, Inc.*	11,110	719,595
Analog Devices, Inc.	7,122	1,168,222
Applied Materials, Inc.	3,750	365,175
ASML Holding NV (Netherlands) (XAMS)	4,968	2,708,813
ASML Holding NV (Netherlands) (XNGS)(a)	316	172,662
Broadcom, Inc.	9,017	5,041,675
Cirrus Logic, Inc.*(a)	4,200	312,816
Daqo New Energy Corp. (China), ADR*	924	35,676
Enphase Energy, Inc.*	6,327	1,676,402
First Solar, Inc.*	5,800	868,782
Infineon Technologies AG (Germany)	51,125	1,553,787
Intel Corp.	94,250	2,491,028
KLA Corp.	1,295	488,254
Lam Research Corp.	2,247	944,414
Lasertec Corp. (Japan)	1,938	316,419
Lattice Semiconductor Corp.*	12,300	798,024
Microchip Technology, Inc.	23,080	1,621,370
Micron Technology, Inc.	4,750	237,405
Monolithic Power Systems, Inc.	180	63,650
Novatek Microelectronics Corp. (Taiwan)	7,000	71,559
NVIDIA Corp.	30,245	4,420,004
NXP Semiconductors NV (China)	10,614	1,677,330
ON Semiconductor Corp.*	9,460	590,020
Qorvo, Inc.*	420	38,069
QUALCOMM, Inc.	20,447	2,247,943
Renesas Electronics Corp. (Japan)*	15,000	132,574
Rohm Co. Ltd. (Japan)	1,200	86,027
Skyworks Solutions, Inc.	700	63,791
SolarEdge Technologies, Inc.*(a)	230	65,152
STMicroelectronics NV (Singapore)	19,118	679,378
SUMCO Corp. (Japan)	79,700	1,055,913
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	5,916	440,683
Teradyne, Inc.	2,786	243,357
Texas Instruments, Inc.	8,968	1,481,693

		34,877,662

Software — 1.4%
Adobe, Inc.*	10,151	3,416,116
ANSYS, Inc.*	370	89,388
Autodesk, Inc.*	2,230	416,720
Cadence Design Systems, Inc.*	2,480	398,387
Ceridian HCM Holding, Inc.*	690	44,264
Check Point Software Technologies Ltd. (Israel)*	7,794	983,291

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Software (cont’d.)
Constellation Software, Inc. (Canada)	118	$184,230
CyberArk Software Ltd.*	2,535	328,663
Dassault Systemes SE (France)	52,381	1,883,603
Fair Isaac Corp.*(a)	300	179,574
Fortinet, Inc.*	2,815	137,625
Gen Digital, Inc.	2,550	54,647
HubSpot, Inc.*	439	126,928
Intuit, Inc.	2,181	848,889
Microsoft Corp.	122,324	29,335,742
Oracle Corp.	16,821	1,374,949
Paycom Software, Inc.*	4,210	1,306,405
PTC, Inc.*	460	55,218
Roper Technologies, Inc.	3,555	1,536,080
Salesforce, Inc.*	14,070	1,865,541
SAP SE (Germany)	2,267	234,047
ServiceNow, Inc.*	5,155	2,001,532
Synopsys, Inc.*	5,650	1,803,988
Tyler Technologies, Inc.*	175	56,422
WiseTech Global Ltd. (Australia)	3,907	134,371

		48,796,620

Specialty Retail — 0.5%
Advance Auto Parts, Inc.(a)	1,565	230,102
AutoZone, Inc.*	82	202,227
Bath & Body Works, Inc.	17,020	717,223
Best Buy Co., Inc.	2,782	223,144
CarMax, Inc.*(a)	720	43,841
Fast Retailing Co. Ltd. (Japan)	2,200	1,338,774
Home Depot, Inc. (The)	14,710	4,646,300
Industria de Diseno Textil SA (Spain)	51,206	1,360,085
JD Sports Fashion PLC (United Kingdom)	741,932	1,127,460
Lithia Motors, Inc.(a)	1,300	266,162
Lowe’s Cos., Inc.	9,336	1,860,105
O’Reilly Automotive, Inc.*	1,489	1,256,761
Ross Stores, Inc.	6,700	777,669
TJX Cos., Inc. (The)	22,268	1,772,533
Tractor Supply Co.	470	105,736
Ulta Beauty, Inc.*	1,934	907,181

		16,835,303

Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	232,388	30,194,173
Hewlett Packard Enterprise Co.	41,900	668,724
HP, Inc.	3,920	105,330
NetApp, Inc.	930	55,856
Pure Storage, Inc. (Class A Stock)*	36,100	966,036
Samsung Electronics Co. Ltd. (South Korea)	6,118	268,539
Seagate Technology Holdings PLC(a)	3,033	159,566
Seiko Epson Corp. (Japan)	77,400	1,126,095
Western Digital Corp.*	1,350	42,593

		33,586,912

Textiles, Apparel & Luxury Goods — 0.4%
Brunello Cucinelli SpA (Italy)	4,407	326,078
Burberry Group PLC (United Kingdom)	10,310	250,659

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (cont’d.)
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	23,915	$3,100,818
Deckers Outdoor Corp.*	1,800	718,488
Hermes International (France)	1,242	1,922,433
Lululemon Athletica, Inc.*	3,444	1,103,389
LVMH Moet Hennessy Louis Vuitton SE (France)	6,676	4,858,080
NIKE, Inc. (Class B Stock)	10,426	1,219,946
PVH Corp.	7,700	543,543
Ralph Lauren Corp.(a)	1,218	128,706
Tapestry, Inc.	1,080	41,126
VF Corp.(a)	1,540	42,520

		14,255,786

Tobacco — 0.2%
Altria Group, Inc.	25,860	1,182,061
British American Tobacco PLC (United Kingdom)	66,098	2,614,715
Imperial Brands PLC (United Kingdom)	21,182	527,668
Japan Tobacco, Inc. (Japan)	82,400	1,661,203
Philip Morris International, Inc.	18,920	1,914,893

		7,900,540

Trading Companies & Distributors — 0.3%
Ashtead Group PLC (United Kingdom)	17,160	974,770
Brenntag SE (Germany)	5,234	333,798
Bunzl PLC (United Kingdom)	5,712	190,039
Fastenal Co.(a)	2,470	116,880
Howden Joinery Group PLC (United Kingdom)	17,681	119,389
IMCD NV (Netherlands)	962	137,606
ITOCHU Corp. (Japan)	27,900	875,300
Marubeni Corp. (Japan)	144,600	1,656,530
Mitsubishi Corp. (Japan)	42,800	1,389,493
Sumitomo Corp. (Japan)	80,200	1,333,172
Toromont Industries Ltd. (Canada)	2,084	150,390
Toyota Tsusho Corp. (Japan)	13,000	478,197
United Rentals, Inc.*	290	103,072
W.W. Grainger, Inc.	490	272,562
WESCO International, Inc.*	7,300	913,960

		9,045,158

Water Utilities — 0.0%
American Water Works Co., Inc.(a)	2,670	406,961

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	29,600	897,676
SoftBank Group Corp. (Japan)	3,200	135,338
T-Mobile US, Inc.*	10,224	1,431,360
Vodafone Group PLC (United Kingdom)	90,597	91,749

		2,556,123

TOTAL COMMON STOCKS (cost $884,302,412)		819,848,428

EXCHANGE-TRADED FUNDS — 3.4%
iShares Core S&P 500 ETF	14,965	5,749,703

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

EXCHANGE-TRADED FUNDS (continued)
iShares Core U.S. Aggregate Bond ETF	270,913	$26,275,852
iShares iBoxx $ Investment Grade Corporate Bond ETF	224,028	23,619,272
iShares MSCI EAFE ETF(a)	93,300	6,124,212
iShares Russell 1000 Growth ETF	99,495	21,315,809
iShares Russell 1000 Value ETF	77,557	11,761,519
SPDR S&P 500 ETF Trust	36,859	14,095,987
Vanguard Total Bond Market ETF	189,288	13,598,450

TOTAL EXCHANGE-TRADED FUNDS (cost $126,557,878)		122,540,804

PREFERRED STOCKS — 0.1%
Automobiles — 0.1%
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC)*	2,420	244,211
Porsche Automobil Holding SE (Germany) (PRFC)	9,366	510,784
Volkswagen AG (Germany) (PRFC)	2,800	347,339

		1,102,334

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	2,244	155,538

Life Sciences Tools & Services — 0.0%
Sartorius AG (Germany) (PRFC)	1,665	657,468

Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)	32,900	180,844

TOTAL PREFERRED STOCKS (cost $2,380,259)		2,096,184

	Units
RIGHTS* — 0.0%
Health Care Equipment & Supplies
ABIOMED, Inc., expiring 12/31/23	180	—

(cost $0)

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 11.8%
Automobiles — 0.2%
AmeriCredit Automobile Receivables Trust,
Series 2019-02, Class C
2.740%	04/18/25	134	133,233
Chesapeake Funding II LLC,
Series 2021-01A, Class A1, 144A
0.470%	04/15/33	492	484,348
Credit Acceptance Auto Loan Trust,
Series 2021-02A, Class A, 144A
0.960%	02/15/30	863	829,943
Exeter Automobile Receivables Trust,
Series 2018-03A, Class D, 144A
4.350%	06/17/24	61	61,191
Series 2021-03A, Class D
1.550%	06/15/27	1,000	907,509

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Flagship Credit Auto Trust,
Series 2020-04, Class A, 144A
0.530%	04/15/25		13	$12,726
Series 2021-01, Class A, 144A
0.310%	06/16/25		171	169,899
Ford Auto Securitization Trust (Canada),
Series 2021-AA, Class C, 144A
2.700%	04/15/29	CAD	500	333,818
Ford Credit Auto Owner Trust,
Series 2020-02, Class B, 144A
1.490%	04/15/33		155	135,655
Ford Credit Floorplan Master Owner Trust A,
Series 2020-01, Class D
2.120%	09/15/25		451	431,741
JPMorgan Chase Bank, NA,
Series 2021-01, Class D, 144A
1.174%	09/25/28		145	139,591
Series 2021-03, Class D, 144A
1.009%	02/26/29		150	140,700
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27		420	403,104
Santander Drive Auto Receivables Trust,
Series 2021-01, Class D
1.130%	11/16/26		340	321,164
Series 2021-02, Class D
1.350%	07/15/27		185	172,964
Westlake Automobile Receivables Trust,
Series 2019-02A, Class E, 144A
4.020%	04/15/25		760	756,930
Series 2021-02A, Class A2A, 144A
0.320%	04/15/25		163	160,930
Series 2021-02A, Class B, 144A
0.620%	07/15/26		335	323,380
Wheels SPV 2 LLC,
Series 2021-01A, Class A, 144A, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.000%)
4.633%(c)	08/20/29		1,173	1,159,279
World Omni Select Auto Trust,
Series 2021-A, Class D
1.440%	11/15/27		300	270,678

				7,348,783

Collateralized Loan Obligations — 11.5%
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
5.633%(c)	04/20/32		4,288	4,222,115
AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.458%(c)	10/25/33		4,260	4,174,878
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	07/15/31		1,429	1,397,477

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2021-21A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.453%(c)	10/20/34		7,500	$7,251,738
Anchorage Capital Europe CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)
2.413%(c)	04/25/34	EUR	2,357	2,420,335
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)
2.148%(c)	04/15/32	EUR	7,862	8,175,156
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2017-02A, Class BR2, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
5.958%(c)	07/25/34		1,483	1,422,902
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	10/17/32		7,515	7,374,624
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
5.089%(c)	10/15/33		780	764,278
Barings Loan Partners CLO Ltd. (Cayman Islands),
Series LP-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.343%(c)	01/20/34		10,450	10,174,950
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.720%(c)	05/17/31		1,429	1,399,445
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2020-21A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.249%(c)	10/15/34		21,950	21,343,719
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.795%(c)	08/20/32		18,000	17,666,469
BlueMountain Fuji US CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.243%(c)	10/20/30		6,000	5,932,268
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
1.978%(c)	04/15/31	EUR	2,859	2,962,581
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
2.368%(c)	10/15/35	EUR	12,235	12,514,224
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	01/20/35		1,780	1,731,808
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	07/20/34		3,432	3,306,124

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
CIFC Funding Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.194%(c)	04/18/31		967	$952,023
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
5.283%(c)	04/20/31		2,002	1,968,829
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.219%(c)	07/15/34		3,715	3,626,744
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class AR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)
2.788%(c)	08/26/32	EUR	10,250	10,603,963
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
5.359%(c)	07/15/29		593	586,404
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.199%(c)	07/15/31		2,859	2,800,048
Series 2021-14A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34		15,000	14,492,503
Elmwood CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
5.319%(c)	04/15/33		1,290	1,269,370
GoldenTree Loan Opportunities Ltd. (Cayman Islands),
Series 2014-09A, Class AR2, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.525%(c)	10/29/29		322	319,602
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
5.089%(c)	04/15/31		4,288	4,231,771
Greywolf CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.219%(c)	04/15/34		2,859	2,774,586
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.180%)
5.403%(c)	10/20/31		2,286	2,248,936
Series 2020-03RA, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.290%)
5.587%(c)	04/15/33		2,859	2,797,730
Henley CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)
2.443%(c)	04/25/34	EUR	1,429	1,467,485
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.532%(c)	02/05/31		380	376,104
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.367%(c)	10/19/28		1,054	1,039,319

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 0.000%)
5.338%(c)	04/21/31		1,612	$1,593,896
Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.028%(c)	07/15/31	EUR	3,432	3,558,663
Jamestown CLO Ltd. (Cayman Islands),
Series 2018-06RA, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.508%(c)	04/25/30		682	669,476
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34		11,875	11,525,227
KKR CLO Ltd.,
Series 30A, Class A1R, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.099%(c)	10/17/31		2,570	2,523,167
LCM Ltd. (Cayman Islands),
Series 34A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.413%(c)	10/20/34		22,750	22,088,632
Madison Park Funding Ltd. (Cayman Islands),
Series 2016-21A, Class AARR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.159%(c)	10/15/32		2,680	2,632,200
Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
4.829%(c)	04/15/29		1,713	1,691,120
Series 2019-34A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.478%(c)	04/25/32		2,002	1,969,059
Series 2021-59A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.334%(c)	01/18/34		12,500	12,247,401
Magnetite Ltd. (Cayman Islands),
Series 2015-16A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
4.994%(c)	01/18/28		811	805,132
Marble Point CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.289%(c)	10/15/34		21,500	20,768,082
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
4.919%(c)	10/12/30		2,286	2,253,164
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
5.199%(c)	07/15/31		2,859	2,801,920
Series 2015-10A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
5.291%(c)	10/13/27		317	313,814
Oaktree CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.435%(c)	04/22/30		17,750	17,296,463

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Ocean Trails CLO (Cayman Islands),
Series 2020-09A, Class A1R, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 1.220%)
5.299%(c)	10/15/34	5,000	$4,818,923
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.407%(c)	04/26/31	4,320	4,262,894
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
5.159%(c)	04/17/31	7,041	6,881,056
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
5.089%(c)	07/17/29	2,085	2,058,832
Series 2014-09A, Class A1A3, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.343%(c)	10/20/31	10,000	9,741,198
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.665%(c)	10/30/30	3,621	3,566,143
Series 2018-18A, Class A, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.099%(c)	04/15/31	1,358	1,325,010
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
5.209%(c)	01/17/31	1,146	1,134,455
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
5.179%(c)	07/16/31	1,713	1,690,231
Parallel Ltd. (Cayman Islands),
Series 2020-01A, Class A2R, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
6.093%(c)	07/20/34	806	780,022
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.259%(c)	10/15/34	7,500	7,253,153
PPM CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
5.229%(c)	07/15/31	2,859	2,794,138
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
5.403%(c)	10/20/31	4,288	4,209,765
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	10/20/34	7,500	7,306,304
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.468%(c)	04/25/31	4,288	4,201,544
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.397%(c)	01/26/31	1,146	1,132,845

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2013-02RA, Class A1, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
5.029%(c)	04/15/29		850	$839,404
St. Pauls CLO (Netherlands),
Series 11A, Class AR, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)
2.228%(c)	01/17/32	EUR	10,000	10,406,463
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)
2.373%(c)	04/25/30	EUR	1,003	1,044,218
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)
2.512%(c)	02/20/30	EUR	5,696	5,959,427
Symphony CLO Ltd. (Cayman Islands),
Series 2018-19A, Class A, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.960%)
5.039%(c)	04/16/31		396	390,326
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.595%(c)	10/29/34		5,810	5,641,826
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)
5.243%(c)	10/20/32		12,500	12,273,487
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.538%(c)	07/25/34		2,859	2,783,123
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
5.319%(c)	01/17/30		1,642	1,617,057
Trimaran Cavu Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.535%(c)	04/23/32		3,400	3,332,550
Venture CLO Ltd. (Cayman Islands),
Series 2020-39A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
5.359%(c)	04/15/33		863	836,685
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	01/17/31		1,584	1,553,559
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	07/17/31		2,504	2,451,625
Series 2019-XA, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)
5.413%(c)	07/20/32		3,959	3,811,968
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class ANAR, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
5.455%(c)	07/24/32		16,250	15,910,381

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.289%(c)	10/15/34		4,020	$3,895,389

				406,431,925

Consumer Loans — 0.1%
Affirm Asset Securitization Trust,
Series 2021-Z01, Class A, 144A
1.070%	08/15/25		354	343,516
Series 2021-Z02, Class A, 144A
1.170%	11/16/26		651	623,204
Series 2022-X01, Class A, 144A
1.750%	02/15/27		210	204,615
BHG Securitization Trust,
Series 2021-B, Class A, 144A
0.900%	10/17/34		144	135,702
Series 2022-A, Class A, 144A
1.710%	02/20/35		1,163	1,086,181
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28		229	221,966
Series 2021-01A, Class A, 144A
1.900%	11/20/31		250	212,108
Series 2021-02A, Class C, 144A
3.090%	04/20/32		200	151,621
Marlette Funding Trust,
Series 2021-03A, Class A, 144A
0.650%	12/15/31		177	174,893
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A
1.750%	09/14/35		300	262,071
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25		105	103,411
SoFi Consumer Loan Program Trust,
Series 2021-01, Class B, 144A
1.300%	09/25/30		200	187,683
Series 2021-01, Class C, 144A
1.610%	09/25/30		200	182,552
Series 2021-01, Class D, 144A
2.040%	09/25/30		200	181,234
Upstart Securitization Trust,
Series 2021-04, Class A, 144A
0.840%	09/20/31		524	507,470

				4,578,227

Credit Cards — 0.0%
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, 1 Month SONIA + 1.400% (Cap N/A, Floor 0.000%)
3.428%(c)	11/15/28	GBP	105	125,942

Home Equity Loans — 0.0%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
5.029%(c)	05/25/34		25	22,765

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
5.889%(c)	03/25/43		12	$11,925
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.089%(c)	09/25/34		20	16,291
Option One Mortgage Accept Corp., Asset-Backed Certificates,
Series 2003-05, Class A2, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
5.029%(c)	08/25/33		22	20,868

				71,849

Manufactured Housing — 0.0%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A
3.000%(cc)	11/25/58		63	61,955

Other — 0.0%
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
7.189%(c)	06/25/24		580	542,670

Residential Mortgage-Backed Securities — 0.0%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2004-R01, Class A2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
4.989%(c)	02/25/34		6	5,253
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W010, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
3.766%(c)	10/25/34		16	15,116
Countrywide Asset-Backed Certificates Trust,
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.439%(c)	11/25/34		9	8,995
LSF11 Boson Investments Sarl Compartment 2 (Spain),
Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.898%(c)	11/25/60	EUR	331	337,379
Merrill Lynch Mortgage Investors Trust,
Series 2004-WMC03, Class M2, 1 Month LIBOR + 1.845% (Cap N/A, Floor 1.845%)
6.234%(c)	01/25/35		16	15,026
Structured Asset Investment Loan Trust,
Series 2004-BNC01, Class A4, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
4.956%(c)	09/25/34		52	49,829

				431,598

Student Loans — 0.0%
Laurel Road Prime Student Loan Trust,
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48		21	20,451

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	105	$97,228
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	186	168,656

			286,335

TOTAL ASSET-BACKED SECURITIES (cost $436,973,855)			419,879,284

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.6%
BANK,
Series 2017-BNK06, Class A4
3.254%	07/15/60	115	106,368
Series 2018-BN13, Class A4
3.953%	08/15/61	425	399,718
Series 2019-BN20, Class A2
2.758%	09/15/62	542	469,899
Barclays Commercial Mortgage Securities Trust,
Series 2019-C04, Class A4
2.661%	08/15/52	375	326,966
BPR Trust,
Series 2021-TY, Class B, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.468%(c)	09/15/38	1,200	1,119,869
Series 2021-TY, Class C, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
6.018%(c)	09/15/38	300	275,585
Series 2021-TY, Class D, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 2.350%)
6.668%(c)	09/15/38	600	543,618
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4
2.624%	11/15/52	1,050	890,504
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50	340	309,199
Series 2019-CD08, Class A3
2.657%	08/15/57	940	803,788
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49	367	334,799
Series 2016-C07, Class A2
3.585%	12/10/54	337	311,533
Citigroup Commercial Mortgage Trust,
Series 2017-C04, Class A3
3.209%	10/12/50	370	341,862
Series 2019-GC41, Class A4
2.620%	08/10/56	375	318,333
Commercial Mortgage Trust,
Series 2014-UBS04, Class A3
3.430%	08/10/47	80	79,702
Series 2014-UBS06, Class A4
3.378%	12/10/47	248	238,000
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	125	112,300

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CSAIL Commercial Mortgage Trust,
Series 2017-CX10, Class A4
3.191%	11/15/50		285	$261,479
Series 2018-CX12, Class A3 (original cost $300,200; purchased 07/09/21)(f)
3.959%	08/15/51		265	249,181
Series 2019-C17, Class A4
2.763%	09/15/52		145	123,887
Deco DAC (United Kingdom),
Series 2019-RAM, Class A, SONIA + 2.007% (Cap N/A, Floor 2.007%)
5.178%(c)	08/07/30	GBP	1,503	1,676,204
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49		425	387,713
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41		195	154,877
FHLMC Multifamily Structured Pass-Through Certificates,
Series K040, Class X1, IO
0.695%(cc)	09/25/24		160	1,374
Series K052, Class X1, IO
0.636%(cc)	11/25/25		12,994	189,625
Series K055, Class X1, IO
1.346%(cc)	03/25/26		3,059	106,316
Series K097, Class X1, IO
1.091%(cc)	07/25/29		1,539	87,618
Series K131, Class X1, IO
0.729%(cc)	07/25/31		15,082	725,989
Series K736, Class X1, IO
1.289%(cc)	07/25/26		219	8,113
Series K741, Class X1, IO
0.571%(cc)	12/25/27		215	4,965
GS Mortgage Securities Corp. Trust,
Series 2021-IP, Class D, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
6.418%(c)	10/15/36		360	328,676
Series 2021-IP, Class E, 144A, 1 Month LIBOR + 3.550% (Cap N/A, Floor 3.550%)
7.868%(c)	10/15/36		560	527,166
GS Mortgage Securities Trust,
Series 2014-GC26, Class A4
3.364%	11/10/47		204	195,996
Series 2019-GC42, Class A3
2.749%	09/01/52		835	716,319
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2021-NYAH, Class G, 144A, 1 Month LIBOR + 2.640% (Cap N/A, Floor 2.640%)
6.958%(c)	06/15/38		1,150	1,065,460
Series 2021-NYAH, Class H, 144A, 1 Month LIBOR + 3.390% (Cap N/A, Floor 3.390%)
7.708%(c)	06/15/38		1,025	947,709
Series 2022-ACB, Class D, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
6.707%(c)	03/15/39		400	381,946
Series 2022-ACB, Class E, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 3.350%)
7.157%(c)	03/15/39		1,050	1,001,293

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C09, Class A3
2.834%	05/15/46		87	$86,623
Morgan Stanley Capital I Trust,
Series 2019-H07, Class A3
3.005%	07/15/52		65	56,594
Series 2019-MEAD, Class D, 144A
3.177%(cc)	11/10/36		700	591,715
OPG Trust,
Series 2021-PORT, Class F, 144A, 1 Month LIBOR + 1.948% (Cap N/A, Floor 1.948%)
6.266%(c)	10/15/36		1,919	1,774,671
Taurus DAC (United Kingdom),
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 2.100%)
5.351%(c)	08/17/31	GBP	1,807	1,932,521
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A4 (original cost $492,468; purchased 07/09/21)(f)
4.030%	08/15/51		435	406,329
Series 2019-C16, Class A3
3.344%	04/15/52		375	341,522
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50		87	84,876
Series 2017-C38, Class A4
3.190%	07/15/50		348	317,937
Series 2017-C41, Class A3
3.210%	11/15/50		565	515,378
Series 2019-C49, Class A3
3.749%	03/15/52		495	470,084
Series 2019-C52, Class A4
2.643%	08/15/52		240	207,473

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $26,403,926)				22,909,672

CORPORATE BONDS — 8.7%
Aerospace & Defense — 0.2%
Airbus SE (France),
Sr. Unsec’d. Notes, EMTN
2.375%	04/07/32	EUR	238	227,723
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26		373	339,028
3.625%	02/01/31		970	848,979
5.705%	05/01/40		50	47,601
5.805%	05/01/50		170	158,168
5.930%	05/01/60		90	82,644
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.125%	06/15/26(a)		170	164,475
7.500%	03/15/25		522	516,633
7.875%	04/15/27(a)		3,133	3,044,900
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.900%	06/15/32		350	328,720

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
4.950%	10/15/25(a)		275	$277,030
5.100%	11/15/27(a)		980	1,003,710
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
5.150%	05/01/40		143	139,483
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
2.375%	03/15/32		280	226,992

				7,406,086

Agriculture — 0.1%
BAT International Finance PLC (United Kingdom),
Gtd. Notes, EMTN
1.250%	03/13/27	EUR	1,395	1,320,317
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29		2,645	2,295,466

				3,615,783

Airlines — 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26		100	96,166
5.750%	04/20/29		115	104,777
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		1,940	1,806,866
4.625%	04/15/29		90	78,544

				2,086,353

Apparel — 0.1%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.875%	05/15/26		30	26,978
Levi Strauss & Co.,
Sr. Unsec’d. Notes, 144A
3.500%	03/01/31		260	207,082
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27(a)		2,585	2,485,290

				2,719,350

Auto Manufacturers — 0.2%
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32		925	696,013
4.750%	01/15/43		472	341,486
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.000%	11/13/30		500	410,660
4.375%	08/06/23		200	198,045
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23(a)		589	588,445
6.250%	10/02/43		510	472,577

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Mercedes-Benz Finance North America LLC (Germany),
Gtd. Notes, 144A
5.375%	11/26/25		345	$347,009
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
4.810%	09/17/30		580	492,167
RCI Banque SA (France),
Sr. Unsec’d. Notes, EMTN
2.000%	07/11/24	EUR	1,637	1,703,521
Stellantis Finance US, Inc.,
Gtd. Notes, 144A
2.691%	09/15/31		275	209,834
Volkswagen Bank GmbH (Germany),
Sr. Unsec’d. Notes, EMTN
1.250%	06/10/24	EUR	800	821,777
Volkswagen International Finance NV (Germany),
Gtd. Notes
3.875%(ff)	06/17/29(oo)	EUR	1,200	1,061,305
Volkswagen Leasing GmbH (Germany),
Gtd. Notes, EMTN
1.000%	02/16/23	EUR	280	298,935

				7,641,774

Auto Parts & Equipment — 0.0%
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25		135	132,469
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30		540	435,146
4.500%	02/15/32		450	363,307
5.625%	06/15/28(a)		625	568,575

				1,499,497

Banks — 1.3%
ABN AMRO Bank NV (Netherlands),
Covered Bonds, EMTN
0.400%	09/17/41	EUR	700	445,650
Agricultural Development Bank of China (China),
Sr. Unsec’d. Notes
3.800%	10/27/30	CNH	5,000	741,291
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
4.175%(ff)	03/24/28		400	370,504
Bank of America Corp.,
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32		790	619,720
2.972%(ff)	02/04/33		20	16,126
4.827%(ff)	07/22/26(a)		365	360,908
Sr. Unsec’d. Notes, MTN
2.884%(ff)	10/22/30		532	446,884
3.194%(ff)	07/23/30		417	358,887
Sub. Notes
2.482%(ff)	09/21/36		235	173,245
Bank of New York Mellon (The),
Sr. Unsec’d. Notes, MTN
5.224%(ff)	11/21/25		340	339,716

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
3.450%	04/11/25		345	$332,041
5.250%	12/06/24		355	355,539
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
0.577%(ff)	08/09/29	EUR	200	168,620
1.106%(ff)	05/12/32	EUR	505	396,379
BNP Paribas SA (France),
Sr. Unsec’d. Notes
1.875%	12/14/27	GBP	200	202,517
Sr. Unsec’d. Notes, 144A
2.159%(ff)	09/15/29		475	387,144
Sr. Unsec’d. Notes, EMTN
0.500%(ff)	01/19/30	EUR	400	336,618
2.125%(ff)	01/23/27	EUR	1,400	1,397,966
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
1.652%(ff)	10/06/26		1,172	1,038,720
CaixaBank SA (Spain),
Covered Bonds
1.000%	09/25/25	EUR	300	300,059
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)		605	517,146
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)		150	124,904
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(oo)		610	532,086
Sr. Unsec’d. Notes
3.057%(ff)	01/25/33		5	4,037
3.980%(ff)	03/20/30		118	106,557
4.075%(ff)	04/23/29		1,980	1,825,944
Sr. Unsec’d. Notes, Series VAR
3.070%(ff)	02/24/28		390	351,904
Cooperatieve Rabobank UA (Netherlands),
Covered Bonds, EMTN
0.125%	12/01/31	EUR	1,500	1,214,760
Sr. Unsec’d. Notes, GMTN
3.500%	12/14/26	AUD	400	250,788
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
2.875%(ff)	04/02/32	EUR	300	230,685
Sr. Unsec’d. Notes, 144A
9.016%(ff)	11/15/33		250	257,025
Sr. Unsec’d. Notes, EMTN
0.625%	01/18/33	EUR	470	276,267
Danske Bank A/S (Denmark),
Sub. Notes, EMTN
2.500%(ff)	06/21/29	EUR	1,630	1,673,153
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.552%(ff)	01/07/28		585	497,723
Sr. Unsec’d. Notes, EMTN
0.750%(ff)	02/17/27	EUR	1,400	1,305,322
Sub. Notes, EMTN
3.662%(ff)	04/10/25	CNH	2,000	281,463

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Emirates NBD Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes
3.050%	02/26/30	AUD	950	$543,416
Sr. Unsec’d. Notes, MTN
4.750%	02/09/28	AUD	400	265,497
First Abu Dhabi Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.400%	08/18/25	CNH	1,320	185,292
3.500%	07/02/25	CNH	2,200	311,529
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(oo)		535	445,132
Sr. Unsec’d. Notes
1.992%(ff)	01/27/32		1,525	1,160,878
2.650%(ff)	10/21/32		365	288,102
3.375%	03/27/25	EUR	1,371	1,458,215
4.482%(ff)	08/23/28		380	363,475
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.000%(ff)	07/22/28	GBP	1,395	1,468,166
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
0.250%(ff)	02/18/29	EUR	600	516,092
3.869%(ff)	03/28/26		390	374,534
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)		1,305	1,158,745
Sr. Unsec’d. Notes
0.991%(ff)	04/28/26	GBP	675	737,618
2.069%(ff)	06/01/29		640	534,470
2.545%(ff)	11/08/32		650	513,645
2.580%(ff)	04/22/32		636	508,825
4.851%(ff)	07/25/28		365	356,342
4.912%(ff)	07/25/33		125	118,913
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
0.375%	04/23/25	EUR	1,080	1,090,434
Gov’t. Gtd. Notes, EMTN
0.875%	07/04/39	EUR	1,209	912,488
MFB Magyar Fejlesztesi Bank Zrt (Hungary),
Gov’t. Gtd. Notes
1.375%	06/24/25	EUR	600	581,776
Morgan Stanley,
Sr. Unsec’d. Notes
3.620%(ff)	04/17/25		425	414,544
5.789%(ff)	11/18/33	GBP	195	235,772
Sr. Unsec’d. Notes, EMTN
0.000%	04/02/32		100	55,850
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		700	579,305
Sr. Unsec’d. Notes, MTN
2.943%(ff)	01/21/33		220	178,429
3.622%(ff)	04/01/31		83	72,609
Sub. Notes
2.484%(ff)	09/16/36		550	401,189

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
NatWest Group PLC (United Kingdom),
Sub. Notes
3.622%(ff)	08/14/30	GBP	875	$973,363
Nederlandse Waterschapsbank NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
0.000%	11/16/26	EUR	2,949	2,805,846
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.671%(ff)	10/28/25(a)		245	248,001
QNB Finance Ltd. (Qatar),
Gtd. Notes, EMTN
1.625%	09/22/25		250	227,859
3.800%	06/17/25	CNH	1,000	141,330
Gtd. Notes, MTN
4.900%	02/01/28	AUD	460	304,637
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
6.833%(ff)	11/21/26		440	445,994
Shinhan Bank Co. Ltd. (South Korea),
Sub. Notes, 144A, MTN
4.375%	04/13/32		200	176,913
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
2.889%(ff)	06/09/32		200	152,751
3.337%(ff)	01/21/33		270	212,661
Sub. Notes, EMTN
1.000%(ff)	11/24/30	EUR	1,400	1,312,614
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27(oo)		1,350	1,110,802
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.746%(ff)	02/11/33		615	474,159
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26		1,675	1,484,893
Wells Fargo & Co.,
Sr. Unsec’d. Notes, EMTN
2.000%	04/27/26	EUR	440	438,267
Sr. Unsec’d. Notes, MTN
2.879%(ff)	10/30/30		435	369,833

				44,949,503

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		895	843,781
4.900%	02/01/46		420	384,342
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.350%	06/01/40		75	66,277
4.439%	10/06/48		180	154,064
Diageo Capital PLC (United Kingdom),
Gtd. Notes
5.200%	10/24/25		200	202,610
5.300%	10/24/27		505	517,324

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.600%	02/18/28(a)		225	$216,124
3.900%	07/18/32		75	70,922
4.200%	07/18/52		15	13,741

				2,469,185

Biotechnology — 0.0%
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/40		68	47,647
Royalty Pharma PLC,
Gtd. Notes
2.150%	09/02/31		220	166,616

				214,263

Building Materials — 0.1%
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28		988	903,508
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
2.400%	07/15/31		21	16,783
3.200%	07/15/51		169	114,444
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30		250	201,250
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28		2,585	2,311,607
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30		1,400	1,146,818

				4,694,410

Chemicals — 0.0%
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.700%	12/15/51		30	18,788
Valvoline, Inc.,
Gtd. Notes, 144A
4.250%	02/15/30		35	34,149
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31		100	82,024

				134,961

Commercial Services — 0.3%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29(a)		1,205	881,564
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28		1,380	1,117,800
APRR SA (France),
Sr. Unsec’d. Notes, EMTN
1.500%	01/25/30	EUR	100	92,819

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes
2.375%	09/25/26	EUR	400	$400,348
4.250%	09/25/30	GBP	500	560,651
Freeport Terminal Malta PLC (Malta),
Gov’t. Gtd. Notes, 144A
7.250%	05/15/28		300	329,305
Nexi SpA (Italy),
Sr. Unsec’d. Notes
2.125%	04/30/29	EUR	3,510	3,037,012
Northeastern University,
Unsec’d. Notes, Series 2020
2.894%	10/01/50		282	185,084
S&P Global, Inc.,
Gtd. Notes, 144A
2.700%	03/01/29		290	255,149
Sr. Unsec’d. Notes, 144A
2.450%	03/01/27		450	411,070
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		1,375	1,123,173
3.875%	02/15/31		30	25,248
4.875%	01/15/28		130	123,176
5.250%	01/15/30		2,035	1,911,225

				10,453,624

Computers — 0.0%
Apple, Inc.,
Sr. Unsec’d. Notes
2.800%	02/08/61		188	120,630

Cosmetics/Personal Care — 0.0%
GSK Consumer Healthcare Capital US LLC,
Gtd. Notes
3.375%	03/24/27		250	232,931

Distribution/Wholesale — 0.1%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28		2,070	1,762,273

Diversified Financial Services — 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26		320	279,587
BOC Aviation USA Corp. (Singapore),
Gtd. Notes, 144A, MTN
1.625%	04/29/24		226	214,580
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
1.125%	04/06/27	EUR	2,309	2,246,525
CPPIB Capital, Inc. (Canada),
Gtd. Notes, 144A
3.250%	06/15/27		1,219	1,156,105
Gtd. Notes, EMTN
0.250%	04/06/27	EUR	1,681	1,579,806
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
3.000%	06/15/50		77	51,530

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
3.750%	09/21/28		260	$245,998
4.600%	03/15/33(a)		450	431,617
4.950%	06/15/52		95	88,150
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
6.000%	01/15/27(a)		1,350	1,210,892
OMERS Finance Trust (Canada),
Gtd. Notes, 144A
3.500%	04/19/32		1,130	1,022,046
OneMain Finance Corp.,
Gtd. Notes
7.125%	03/15/26		3,060	2,909,506
8.250%	10/01/23		574	577,030
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes
0.500%	05/06/25	EUR	1,215	1,214,656
Gtd. Notes, 144A
1.250%	09/27/30		2,328	1,822,137
1.850%	05/03/32	EUR	923	845,355
2.000%	04/16/31		1,810	1,491,593
Gtd. Notes, EMTN
0.100%	05/19/28	EUR	2,094	1,865,543
0.900%	05/20/41	EUR	624	424,875
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29		655	511,991
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, GMTN
1.841%	09/21/28	EUR	500	423,932
PSP Capital, Inc. (Canada),
Gtd. Notes, 144A
1.625%	10/26/28		1,281	1,090,690
Visa, Inc.,
Sr. Unsec’d. Notes
2.000%	06/15/29	EUR	120	117,274

				21,821,418

Electric — 0.9%
Ameren Illinois Co.,
First Mortgage
5.900%	12/01/52		105	115,491
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
4.550%	06/01/52		25	22,360
Bulgarian Energy Holding EAD (Bulgaria),
Sr. Unsec’d. Notes
2.450%	07/22/28	EUR	1,200	988,534
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		610	493,237
4.500%	02/15/28		1,315	1,175,269
5.250%	06/01/26		51	48,639
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29		45	38,777
5.000%	02/01/31		630	530,715
5.125%	03/15/28		2,915	2,609,297

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes
5.000%	09/29/36		898	$727,056
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.200%	12/01/51		55	38,225
4.500%	05/15/58		40	33,458
6.150%	11/15/52		185	200,543
Sr. Unsec’d. Notes, Series C
4.300%	12/01/56		250	202,309
Consumers Energy Co.,
First Mortgage
2.500%	05/01/60		200	113,641
4.200%	09/01/52		160	137,456
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28		684	652,131
Sr. Unsec’d. Notes, 144A
2.450%	01/15/23		1,725	1,719,923
Duke Energy Corp.,
Sr. Unsec’d. Notes
4.300%	03/15/28		155	149,503
4.500%	08/15/32		195	183,241
5.000%	08/15/52		50	44,857
Duke Energy Florida LLC,
First Mortgage
5.950%	11/15/52		45	48,160
Engie SA (France),
Jr. Sub. Notes
3.250%(ff)	11/28/24(oo)	EUR	900	935,449
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		1,000	922,500
Exelon Corp.,
Sr. Unsec’d. Notes
4.450%	04/15/46		375	318,017
Sr. Unsec’d. Notes, 144A
3.350%	03/15/32		410	357,470
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		75	69,718
Iberdrola International BV (Spain),
Gtd. Notes, Series NC5
1.874%(ff)	01/28/26(oo)	EUR	900	856,029
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, EMTN
7.750%	12/15/27		750	808,500
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.950%	09/22/27		55	54,335
National Grid Electricity Distribution East Midlands PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
3.530%	09/20/28	EUR	720	750,342
National Grid PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
0.250%	09/01/28	EUR	235	203,651

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.807%	10/06/50		103	$62,958
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
0.650%	03/01/23(a)		1,700	1,688,630
2.750%	11/01/29		216	186,913
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
5.783%	09/16/52		105	105,043
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		1,330	1,249,509
Gtd. Notes, 144A
3.375%	02/15/29		170	137,256
3.625%	02/15/31		1,630	1,247,160
3.875%	02/15/32		55	41,467
NSTAR Electric Co.,
Sr. Unsec’d. Notes
4.950%	09/15/52		115	111,644
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
2.750%	02/01/27	EUR	900	873,869
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes, 144A
4.950%	09/15/52		60	58,360
Pacific Gas & Electric Co.,
First Mortgage
3.300%	08/01/40		150	101,724
4.950%	07/01/50		120	94,015
Sr. Sec’d. Notes
3.250%	06/01/31		240	195,093
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes
1.875%	11/05/31	EUR	500	381,448
2.875%	10/25/25	EUR	200	206,236
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.450%	11/15/31		275	220,269
Sempra Energy,
Sr. Unsec’d. Notes
3.300%	04/01/25		270	259,186
3.700%	04/01/29		20	18,248
Southern California Edison Co.,
First Mortgage
5.850%	11/01/27		130	134,231
5.950%	11/01/32		85	90,007
First Ref. Mortgage
4.000%	04/01/47		10	7,852
4.650%	10/01/43		25	21,617
First Ref. Mortgage, Series 08-A
5.950%	02/01/38		21	21,207
First Ref. Mortgage, Series C
4.125%	03/01/48		19	15,179
Southwestern Public Service Co.,
First Mortgage
4.500%	08/15/41		201	175,811

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		1,050	$957,193
8.000%(ff)	10/15/26(oo)		2,800	2,677,649
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		5,810	5,406,835
5.500%	09/01/26		20	19,292
5.625%	02/15/27		20	19,101
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		465	446,235
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.500%	12/01/49		192	140,365

				32,920,435

Electrical Components & Equipment — 0.0%
Schneider Electric SE,
Sr. Unsec’d. Notes, EMTN
1.500%	01/15/28	EUR	200	195,215

Electronics — 0.0%
Honeywell International, Inc.,
Sr. Unsec’d. Notes
4.125%	11/02/34	EUR	455	477,261

Engineering & Construction — 0.2%
Aeroporti di Roma SpA (Italy),
Sr. Unsec’d. Notes, EMTN
1.750%	07/30/31	EUR	1,165	924,653
Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN
2.000%	02/15/33	EUR	2,700	2,114,398
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes
1.500%	10/12/27	EUR	1,395	1,386,350
Sr. Sec’d. Notes, EMTN
1.500%	02/11/30	EUR	709	616,184
TopBuild Corp.,
Gtd. Notes, 144A
4.125%	02/15/32		450	365,609

				5,407,194

Entertainment — 0.1%
Caesars Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)		550	447,259
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A
5.875%	09/01/31		1,450	1,022,930
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
3.638%	03/15/25		410	389,976
5.050%	03/15/42		320	246,080
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		46	39,449

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
Sr. Unsec’d. Notes, 144A
7.750%	04/15/25(a)		40	$39,826

				2,185,520

Foods — 0.4%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	02/15/23		245	243,564
3.500%	03/15/29		60	50,312
B&G Foods, Inc.,
Gtd. Notes
5.250%	09/15/27		825	633,038
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	5,245	5,140,904
4.500%	02/16/26	GBP	220	222,084
Bellis Finco PLC (United Kingdom),
Gtd. Notes
4.000%	02/16/27	GBP	2,300	2,023,098
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,372	1,206,822
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		810	770,694
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46		90	73,516
4.875%	10/01/49		105	91,630
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.375%	01/31/32		770	672,527
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	11/04/27	GBP	3,571	3,279,315
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.625%	03/08/27	EUR	460	452,419
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.875%	09/30/27		5	4,900
Post Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31(a)		625	527,915
Sigma Alimentos SA de CV (Mexico),
Gtd. Notes
4.125%	05/02/26		200	189,163

				15,581,901

Forest Products & Paper — 0.0%
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31		220	183,673

Gas — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.750%	05/20/27		731	683,377

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas (cont’d.)
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		632	$543,535
National Grid Gas PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.125%	01/14/33	GBP	275	216,116
Southern California Gas Co.,
First Mortgage
6.350%	11/15/52		170	187,282
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	05/30/47		100	79,853
Terega SA (France),
Sr. Unsec’d. Notes
0.875%	09/17/30	EUR	900	724,864

				2,435,027

Healthcare-Products — 0.1%
Baxter International, Inc.,
Sr. Unsec’d. Notes
0.868%	12/01/23(a)		425	408,759
Boston Scientific Corp.,
Sr. Unsec’d. Notes
0.625%	12/01/27	EUR	355	326,423
2.650%	06/01/30		73	62,629
Danaher Corp.,
Sr. Unsec’d. Notes
2.800%	12/10/51		70	46,572
DH Europe Finance II Sarl,
Gtd. Notes
0.450%	03/18/28	EUR	420	382,829
0.750%	09/18/31	EUR	100	83,241
3.250%	11/15/39		165	132,615
GE HealthCare Technologies, Inc.,
Gtd. Notes, 144A
5.550%	11/15/24		475	476,524
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		725	584,320
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)		875	695,432
Thermo Fisher Scientific Finance I BV,
Gtd. Notes
0.800%	10/18/30	EUR	400	345,789
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.650%	11/21/34	EUR	940	975,269
4.800%	11/21/27		165	165,824
4.950%	11/21/32		90	91,512

				4,777,738

Healthcare-Services — 0.4%
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		193	149,800

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Centene Corp.,
Sr. Unsec’d. Notes
2.500%	03/01/31		175	$136,915
2.625%	08/01/31		145	113,890
CommonSpirit Health,
Sr. Sec’d. Notes
2.782%	10/01/30		779	640,681
3.910%	10/01/50		60	44,370
DaVita, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30		2,140	1,724,654
Elevance Health, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/51		268	201,762
4.550%	05/15/52		45	39,403
4.625%	05/15/42		109	99,150
6.100%	10/15/52		145	156,162
HCA, Inc.,
Gtd. Notes
5.625%	09/01/28		5	4,976
Humana, Inc.,
Sr. Unsec’d. Notes
5.875%	03/01/33		285	295,322
IQVIA, Inc.,
Gtd. Notes
2.250%	03/15/29	EUR	4,210	3,780,988
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25		1,725	1,459,940
Roche Holdings, Inc.,
Gtd. Notes, 144A
1.930%	12/13/28		935	800,515
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28(a)		1,250	1,121,707
Sr. Sec’d. Notes
4.625%	07/15/24		47	45,936
Sr. Sec’d. Notes, 144A
4.875%	01/01/26		5	4,764
5.125%	11/01/27(a)		2,050	1,912,926
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2021
2.632%	12/01/40		252	173,023
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/39		140	114,810
4.200%	05/15/32		75	71,285
4.375%	03/15/42		30	26,957
4.750%	07/15/45		46	43,475
4.750%	05/15/52		50	46,336
5.250%	02/15/28(a)		455	465,796
5.300%	02/15/30		220	227,209
5.350%	02/15/33		305	315,905
5.875%	02/15/53		30	32,572

				14,251,229

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Home Builders — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
6.625%	01/15/28		2,317	$2,017,594
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27		50	44,095
7.250%	10/15/29		1,123	1,004,932
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
6.250%	09/15/27		265	235,347
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29		2,225	1,757,750
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27		81	77,452
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30(a)		1,745	1,417,813
5.250%	12/15/27		25	22,156
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27		45	43,305
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30		2,267	1,972,552

				8,592,996

Insurance — 0.2%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.800%	07/10/45		40	35,778
Assicurazioni Generali SpA (Italy),
Jr. Sub. Notes, EMTN
4.596%(ff)	11/21/25(oo)	EUR	1,395	1,449,507
AXA SA (France),
Sub. Notes, EMTN
5.125%(ff)	07/04/43	EUR	705	758,290
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	04/04/25		225	215,668
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		1,025	833,277
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	08/19/49		125	90,470
Northwestern Mutual Global Funding,
Sr. Sec’d. Notes, 144A, MTN
1.700%	06/01/28(a)		416	351,432
Pension Insurance Corp. PLC (United Kingdom),
Sub. Notes
5.625%	09/20/30	GBP	930	1,008,990
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30		263	214,895

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Swiss Re Finance UK PLC,
Gtd. Notes, EMTN
2.714%(ff)	06/04/52	EUR	700	$581,173
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		945	647,724

				6,187,204

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.950%	04/13/52		100	83,776
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
4.250%	05/15/29	EUR	555	595,493
4.500%	11/15/31	EUR	405	437,886
4.750%	11/15/34	EUR	400	434,114
Prosus NV (China),
Sr. Unsec’d. Notes, 144A
3.257%	01/19/27		210	188,475
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.840%	04/22/51		200	141,750

				1,881,494

Iron/Steel — 0.1%
thyssenkrupp AG (Germany),
Sr. Unsec’d. Notes, EMTN
1.875%	03/06/23	EUR	4,180	4,452,109

Lodging — 0.0%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32		155	124,064
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27		65	61,936
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24		550	519,837
3.500%	08/18/26		190	171,747

				877,584

Machinery-Diversified — 0.0%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	01/01/30		250	251,038

Media — 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32		810	644,761
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31		661	530,700
4.250%	01/15/34		900	665,529
4.500%	08/15/30		130	107,643
4.500%	06/01/33		395	304,181
4.750%	03/01/30(a)		551	475,892
5.000%	02/01/28		115	104,505

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
5.125%	05/01/27		441	$411,504
5.375%	06/01/29		250	225,981
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52		1,280	807,324
Comcast Corp.,
Gtd. Notes
2.800%	01/15/51		250	159,310
3.450%	02/01/50		135	98,474
5.250%	11/07/25		100	101,361
5.500%	11/15/32(a)		290	301,903
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	04/15/27		225	189,351
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30		1,550	852,948
5.750%	01/15/30		1,000	565,424
Discovery Communications LLC,
Gtd. Notes
5.300%	05/15/49		465	352,450
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29		140	90,316
5.875%	11/15/24		280	261,155
7.750%	07/01/26		3,065	2,473,474
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
5.250%	05/15/29	GBP	1,262	1,304,238
Walt Disney Co. (The),
Gtd. Notes
2.750%	09/01/49		165	109,346

				11,137,770

Mining — 0.1%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
4.000%	09/11/27(a)		825	775,397
Gtd. Notes, EMTN
4.750%	09/21/32	EUR	430	449,599
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.700%	01/30/50		200	150,300
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
5.315%	04/14/32		200	183,522
Sr. Unsec’d. Notes, EMTN
5.315%	04/14/32		200	183,522

				1,742,340

Miscellaneous Manufacturing — 0.0%
Eaton Corp.,
Gtd. Notes
4.150%	03/15/33		145	135,093
4.700%	08/23/52		175	159,532

				294,625

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Multi-National — 0.0%
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, 144A, MTN
2.422%(s)	05/28/37	CAD	400	$156,550
Sr. Unsec’d. Notes, EMTN
1.125%	09/15/36	EUR	539	443,094
3.000%	10/14/33	EUR	385	405,701

				1,005,345

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		560	497,961

Oil & Gas — 0.5%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31		930	756,576
Antero Resources Corp.,
Gtd. Notes, 144A
5.375%	03/01/30(a)		250	231,725
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26		735	715,585
9.000%	11/01/27		35	42,732
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.104%	11/15/34	EUR	183	140,989
3.625%(ff)	03/22/29(oo)	EUR	930	852,107
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.650%	01/15/32		50	39,825
3.750%	02/15/52		35	24,579
5.250%	06/15/37		605	552,533
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.875%	02/01/29		580	552,539
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.850%	12/15/25		129	131,468
Diamondback Energy, Inc.,
Gtd. Notes
6.250%	03/15/33		350	355,459
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24		100	96,300
EQT Corp.,
Sr. Unsec’d. Notes
5.700%	04/01/28		65	64,638
Equinor ASA (Norway),
Gtd. Notes
2.875%	04/06/25		215	205,959
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
1.450%	03/06/23(d)	CHF	1,400	1,211,269
4.250%	04/06/24	GBP	500	408,210
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27		484	463,205

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
7.300%	08/15/31		70	$76,085
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29		140	125,100
6.000%	04/15/30		550	492,200
6.000%	02/01/31		140	118,842
6.250%	04/15/32		700	601,378
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
5.875%	02/01/29		45	42,325
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.450%	09/15/36		5	5,101
6.625%	09/01/30(a)		415	428,813
6.950%	07/01/24		180	182,923
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.625%	01/16/34	GBP	1,350	1,412,567
Gtd. Notes, EMTN
6.250%	12/14/26	GBP	105	122,283
Petroleos Mexicanos (Mexico),
Gtd. Notes, EMTN
4.875%	02/21/28	EUR	2,700	2,359,680
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, EMTN
2.480%	01/28/32		200	165,230
QatarEnergy Trading LLC (Qatar),
Sr. Unsec’d. Notes
3.125%	07/12/41		200	152,912
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25(a)		1,985	1,892,022
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
3.649%	04/29/31		840	668,564
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.250%	11/24/30(a)		400	326,950
Shell International Finance BV (Netherlands),
Gtd. Notes
2.875%	11/26/41		55	40,030
TotalEnergies SE (France),
Jr. Sub. Notes, Series NC7, EMTN
1.625%(ff)	10/25/27(oo)	EUR	930	806,037
Wintershall Dea Finance BV (Germany),
Gtd. Notes
1.823%	09/25/31	EUR	300	236,501

				17,101,241

Packaging & Containers — 0.0%
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	10/15/28(a)		350	312,803

Pharmaceuticals — 0.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39		72	61,662

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
4.250%	11/21/49	95	$79,854
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
4.375%	08/17/48	90	80,333
6.450%	09/15/37	255	288,433
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27	324	170,119
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	120	58,214
5.000%	02/15/29	639	306,720
5.250%	01/30/30	2,480	1,185,266
5.250%	02/15/31	450	217,017
6.250%	02/15/29	1,525	735,813
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
3.550%	03/15/42	240	195,170
3.900%	03/15/62	30	23,428
4.250%	10/26/49	97	83,895
CVS Health Corp.,
Sr. Unsec’d. Notes
4.125%	04/01/40	69	57,432
5.125%	07/20/45	75	68,338
Eli Lilly & Co.,
Sr. Unsec’d. Notes
2.250%	05/15/50	35	22,055
3.375%	03/15/29	120	112,429
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.750%	12/10/51	25	16,826
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	855	647,849

			4,410,853

Pipelines — 0.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29	1,225	1,120,540
7.875%	05/15/26	490	497,577
EIG Pearl Holdings Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
3.545%	08/31/36	270	226,429
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	915	764,379
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	935	812,116
Sr. Unsec’d. Notes
5.400%	10/01/47	505	429,826
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29	387	340,705
3.300%	02/15/53	45	30,052

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A
2.160%	03/31/34		370	$313,922
MPLX LP,
Sr. Unsec’d. Notes
4.125%	03/01/27		379	358,784
5.200%	03/01/47		245	208,273
ONEOK Partners LP,
Gtd. Notes
5.000%	09/15/23		2,000	1,993,399
ONEOK, Inc.,
Gtd. Notes
4.450%	09/01/49		765	572,795
6.100%	11/15/32		200	200,727
6.350%	01/15/31		50	50,953
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	12/31/30		602	523,604
7.500%	10/01/25		325	327,857
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29		35	30,643
4.125%	08/15/31		35	29,838
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.350%	02/01/25		45	42,580
4.300%	02/01/30		745	652,564
5.300%	03/01/48		40	33,119
5.450%	04/01/44		235	196,277
5.500%	02/01/50		25	20,671
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/15/30		242	212,000
3.750%	06/15/27		213	200,766
4.500%	11/15/23		1,478	1,466,872
4.550%	06/24/24		435	430,180
4.650%	08/15/32		65	60,630
5.300%	08/15/52		110	99,091

				12,247,169

Real Estate — 0.2%
Aroundtown SA (Germany),
Sr. Unsec’d. Notes, EMTN
1.000%	01/07/25	EUR	1,400	1,236,691
Balder Finland OYJ (Sweden),
Gtd. Notes, EMTN
1.000%	01/20/29	EUR	1,165	827,019
Blackstone Property Partners Europe Holdings Sarl (Luxembourg),
Sr. Unsec’d. Notes, EMTN
1.000%	05/04/28	EUR	200	155,414
1.625%	04/20/30	EUR	100	72,868
2.200%	07/24/25	EUR	1,395	1,326,141
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28		2,620	2,358,972

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate (cont’d.)
Logicor Financing Sarl (Luxembourg),
Gtd. Notes, EMTN
1.625%	07/15/27	EUR	1,395	$1,206,416
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
2.500%	10/15/31		200	151,771
Sun Hung Kai Properties Capital Market Ltd. (Hong Kong),
Gtd. Notes, EMTN
3.160%	01/25/28	CNH	3,000	405,245
3.200%	08/14/27	CNH	7,000	968,360

				8,708,897

Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.,
Sr. Unsec’d. Notes
0.450%	01/15/27	EUR	376	344,364
3.000%	06/15/23		2,175	2,152,695
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.500%	08/16/31		70	53,597
4.125%	05/15/29		1,210	1,081,118
Crown Castle, Inc.,
Sr. Unsec’d. Notes
2.900%	03/15/27		115	104,683
Digital Euro Finco LLC,
Gtd. Notes
1.125%	04/09/28	EUR	1,395	1,204,969
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31		500	318,628
9.750%	06/15/25		150	143,838
Sr. Unsec’d. Notes
4.750%	05/01/24		175	151,046
4.750%	02/15/28		2,219	1,261,200
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/31		745	633,625
Kimco Realty Corp.,
Sr. Unsec’d. Notes
1.900%	03/01/28		455	381,692
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.325%	03/24/25	EUR	1,970	1,899,743
4.625%	08/01/29		280	216,906
5.000%	10/15/27		25	21,038
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	07/15/26(a)		650	568,751
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25		3,190	3,096,061
VICI Properties LP,
Sr. Unsec’d. Notes
4.950%	02/15/30		735	691,962
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25		55	52,024

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
4.125%	08/15/30		10	$8,740
4.250%	12/01/26		30	27,996
4.500%	09/01/26		125	117,926
4.500%	01/15/28		440	402,385
4.625%	06/15/25		70	67,118
5.625%	05/01/24		5	4,966
5.750%	02/01/27		5	4,871
Welltower, Inc.,
Sr. Unsec’d. Notes
4.800%	11/20/28	GBP	930	1,040,427

				16,052,369

Retail — 0.2%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28		640	576,800
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.375%	02/07/25	EUR	657	608,327
Sr. Sec’d. Notes, 144A
6.250%	10/30/25	EUR	5,785	5,410,743
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29		425	302,438
3.875%	10/01/31(a)		425	299,830
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.300%	04/15/40		100	79,787
4.950%	09/15/52		95	91,790
Walmart, Inc.,
Sr. Unsec’d. Notes
1.800%	09/22/31		150	122,307

				7,492,022

Semiconductors — 0.1%
Broadcom, Inc.,
Gtd. Notes
4.300%	11/15/32		120	105,941
Gtd. Notes, 144A
1.950%	02/15/28(a)		326	275,555
2.600%	02/15/33		1,015	760,837
Sr. Unsec’d. Notes, 144A
3.469%	04/15/34		55	43,607
4.150%	04/15/32		95	83,506
Microchip Technology, Inc.,
Sr. Unsec’d. Notes
4.333%	06/01/23		1,475	1,468,294

				2,737,740

Software — 0.1%
Microsoft Corp.,
Sr. Unsec’d. Notes
3.041%	03/17/62		197	137,223
Oracle Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/23		1,500	1,469,594
3.600%	04/01/50		372	253,784

Interest Rate	Maturity Date	Principal Amount (000)#		Value

6.150%	11/09/29		75	$77,972
6.250%	11/09/32		200	210,009

				2,148,582

Telecommunications — 0.3%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
8.125%	02/01/27		490	445,900
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
2.875%	05/07/30		200	170,163
AT&T, Inc.,
Sr. Unsec’d. Notes
1.600%	05/19/28	EUR	519	492,239
1.700%	03/25/26		415	374,567
3.500%	06/01/41		365	272,407
3.550%	09/15/55		720	486,301
3.650%	09/15/59		32	21,663
British Telecommunications PLC (United Kingdom),
Gtd. Notes, EMTN
1.125%	09/12/29	EUR	200	177,235
Empresa Nacional de Telecomunicaciones SA (Chile),
Sr. Unsec’d. Notes, 144A
3.050%	09/14/32		300	238,650
NTT Finance Corp. (Japan),
Gtd. Notes, 144A
0.373%	03/03/23	2,325		2,306,847
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, 144A, MTN
2.625%	04/08/31		200	171,500
Orange SA (France),
Jr. Sub. Notes, EMTN
2.375%(ff)	01/15/25(oo)	EUR	900	909,519
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		55	65,426
Sprint LLC,
Gtd. Notes
7.625%	02/15/25		350	362,401
7.625%	03/01/26		25	26,308
7.875%	09/15/23	1,255		1,273,739
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26		50	45,536
2.625%	02/15/29		370	314,046
2.875%	02/15/31		369	304,645
3.000%	02/15/41		155	109,421
3.875%	04/15/30		575	521,942
4.750%	02/01/28		35	34,101
5.650%	01/15/53		140	136,174
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40		2	1,350
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.625%	11/24/30	EUR	515	463,772

				9,725,852

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation — 0.0%
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
2.450%	12/02/31		95	$78,814
3.000%	12/02/41		50	37,686
3.100%	12/02/51		20	13,611
CSX Corp.,
Sr. Unsec’d. Notes
4.500%	11/15/52		60	52,413
Kazakhstan Temir Zholy National Co. JSC (Kazakhstan),
Gtd. Notes
3.250%	12/05/23	CHF	850	885,369
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.950%	03/10/52		130	88,153
3.950%	09/10/28		240	230,806

				1,386,852

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	03/14/23		322	320,374

Water — 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes
2.800%	05/01/30		237	204,982
3.250%	06/01/51		145	103,867
3.450%	05/01/50		37	27,316
4.200%	09/01/48		125	104,766
Suez SACA (France),
Sr. Unsec’d. Notes, EMTN
2.875%	05/24/34	EUR	600	538,390

				979,321

TOTAL CORPORATE BONDS (cost $376,958,040)				310,781,775

FLOATING RATE AND OTHER LOANS — 0.1%
Airlines — 0.0%
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%
8.108%(c)	04/21/28		1,148	1,130,144

Commercial Services — 0.0%
Adtalem Global Education, Inc.,
Term B Loan, 1 Month LIBOR + 4.000%
8.389%(c)	08/12/28		190	188,491

Computers — 0.1%
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.750%
7.974%(c)	03/01/29		2,214	2,056,136

Media — 0.0%
Diamond Sports Group LLC,
Second Lien Term loan, 1 Month SOFR + 3.350%
7.567%(c)	08/24/26		1,915	231,435

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Telecommunications — 0.0%
Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%
7.634%(c)	05/27/24	1,163	$970,881

TOTAL FLOATING RATE AND OTHER LOANS (cost $4,990,711)			4,577,087

MUNICIPAL BONDS — 0.1%
California — 0.1%
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, BABs, Series H
6.398%	05/15/31	300	319,008
6.548%	05/15/48	160	182,096
University of California,
Taxable, Revenue Bonds, Series B
1.316%	05/15/27	485	419,292
Taxable, Revenue Bonds, Series BG
1.614%	05/15/30	465	366,534

			1,286,930

New York — 0.0%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	160	164,556

Puerto Rico — 0.0%
Commonwealth of Puerto Rico,
General Obligation, Sub-Series C
0.000%(cc)	11/01/43	711	311,300

TOTAL MUNICIPAL BONDS (cost $2,180,555)			1,762,786

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.2%
Bellemeade Re Ltd.,
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
8.089%(c)	10/25/30	302	303,366
BVRT Financing Trust,
Series 2021-04, Class F, 144A, 1 Month SOFR + 2.000%
5.807%(c)	09/12/26^	378	375,872
Connecticut Avenue Securities Trust,
Series 2022-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
7.078%(c)	12/25/41	780	732,127
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)
10.178%(c)	03/25/42	115	119,568
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)
9.178%(c)	03/25/42	60	60,000
Eagle Re Ltd.,
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
6.189%(c)	04/25/29	298	291,492
Fannie Mae Connecticut Avenue Securities,
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
5.928%(c)	11/25/41	40	37,202

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
7.928%(c)	11/25/50		1,000	$955,002
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
7.328%(c)	08/25/33		140	129,301
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
6.728%(c)	10/25/50		61	61,557
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)
6.978%(c)	01/25/34		120	109,592
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
7.328%(c)	10/25/41		150	139,815
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
6.928%(c)	08/25/33		90	76,046
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
7.078%(c)	12/25/33		145	124,150
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
7.278%(c)	09/25/41		230	196,447
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
6.028%(c)	09/25/41		430	378,497
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
6.278%(c)	12/25/41		200	176,501
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)
6.828%(c)	04/25/42		610	602,761
Freddie Mac REMIC,
Series 4194, Class BI, IO
3.500%	04/15/43		71	11,091
Series 4910, Class MI, IO
4.000%	08/25/49		97	19,000
Series 5020, Class IH, IO
3.000%	08/25/50		440	67,835
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49		1,007	930,709
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
5.528%(c)	04/25/34		300	293,658

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $6,569,938)				6,191,589

SOVEREIGN BONDS — 4.4%
Andorra International Bond (Andorra),
Sr. Unsec’d. Notes, EMTN
1.250%	05/06/31	EUR	1,000	855,201

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Australia Government Bond (Australia),
Sr. Unsec’d. Notes, Series 150
3.000%	03/21/47	AUD	401	$215,908
Sr. Unsec’d. Notes, Series 156
2.750%	05/21/41	AUD	343	185,305
Sr. Unsec’d. Notes, Series 159
0.250%	11/21/24	AUD	427	274,140
Sr. Unsec’d. Notes, Series 161
0.250%	11/21/25	AUD	309	191,762
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	1,985	779,105
Sr. Unsec’d. Notes, Series 164
0.500%	09/21/26	AUD	3,327	2,023,334
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes, EMTN
6.350%	11/30/41	EUR	300	374,546
Bonos de la Tesoreria de la Republica en pesos (Chile),
Unsec’d. Notes, 144A
2.800%	10/01/33	CLP	115,000	109,648
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		4,033	3,902,877
Bundesobligation (Germany),
Bonds, Series 186
1.300%	10/15/27	EUR	4,234	4,280,789
Bundesrepublik Deutschland Bundesanleihe (Germany),
Bonds
0.000%	08/15/31	EUR	101	87,696
0.000%	05/15/36	EUR	343	260,839
1.700%	08/15/32	EUR	1,351	1,340,324
3.250%	07/04/42	EUR	65	76,362
Bonds, Series G
0.000%	08/15/50	EUR	906	494,094
Bundesschatzanweisungen (Germany),
Bonds
0.400%	09/13/24	EUR	1,610	1,657,556
Caisse d’Amortissement de la Dette Sociale (France),
Sr. Unsec’d. Notes, EMTN
0.125%	10/25/23	EUR	2,300	2,403,881
Unsec’d. Notes, EMTN
1.750%	11/25/27	EUR	2,500	2,495,022
Canada Housing Trust No. 1 (Canada),
Gov’t. Gtd. Notes, 144A
2.350%	06/15/27	CAD	550	383,101
Canadian Government Bond (Canada),
Bonds
0.250%	04/01/24	CAD	631	443,592
0.250%	03/01/26	CAD	2,514	1,666,999
2.000%	12/01/51	CAD	16	8,987
3.500%	12/01/45	CAD	344	260,820
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
2.550%	07/27/33		300	234,525
China Government Bond (China),
Sr. Unsec’d. Notes
3.950%	06/29/43	CNH	12,500	1,910,717

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes, EMTN
3.875%	03/22/26	EUR	2,600	$2,615,832
Colombian TES (Colombia),
Bonds, Series B
7.250%	10/18/34	COP	1,352,300	182,836
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
1.125%	03/04/33	EUR	200	163,284
1.500%	06/17/31	EUR	1,500	1,328,495
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, EMTN
1.250%	01/21/40	EUR	2,410	1,682,181
Czech Republic Government Bond (Czech Republic),
Bonds, Series 078
2.500%	08/25/28	CZK	10,940	422,094
Denmark Government Bond (Denmark),
Bonds
4.500%	11/15/39	DKK	1,669	297,394
European Financial Stability Facility (Supranational Bank),
Gov’t. Gtd. Notes
0.000%	10/15/25	EUR	540	532,506
0.400%	01/26/26	EUR	495	489,796
Gov’t. Gtd. Notes, EMTN
1.450%	09/05/40	EUR	527	426,772
European Stability Mechanism (Supranational Bank),
Sr. Unsec’d. Notes
0.000%	12/16/24	EUR	345	348,439
0.000%	12/15/26	EUR	700	665,856
European Union (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.000%	03/04/26	EUR	1,350	1,316,345
0.000%	04/22/31	EUR	315	262,390
0.000%	07/04/35	EUR	872	624,100
0.200%	06/04/36	EUR	1	714
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, 144A
0.250%	09/15/40	EUR	298	194,015
0.875%	09/15/25	EUR	492	501,187
French Republic Government Bond OAT (France),
Bonds
0.000%	02/25/26	EUR	267	262,178
0.000%	02/25/27	EUR	2,643	2,519,595
0.000%	11/25/31	EUR	4,336	3,566,156
0.750%	05/25/52	EUR	1,175	659,389
2.000%	11/25/32	EUR	979	955,948
4.500%	04/25/41	EUR	746	917,365
Unsec’d. Notes, 144A
1.500%	05/25/50	EUR	102	73,269
Hellenic Republic Government Bond (Greece),
Sr. Unsec’d. Notes, 144A
1.875%	02/04/35	EUR	4,140	3,240,959
1.875%	01/24/52	EUR	2,060	1,254,177
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	120	128,487

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Hungary Government Bond (Hungary),
Bonds, Series 30-A
3.000%	08/21/30	HUF	89,290	$161,091
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.625%	04/28/32	EUR	1,900	1,455,859
Sr. Unsec’d. Notes, 144A
5.500%	06/16/34		200	186,288
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27	EUR	1,300	1,220,942
1.100%	03/12/33	EUR	1,040	808,384
3.050%	03/12/51		200	144,522
3.550%	03/31/32		200	181,522
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	2,790	2,890,052
3.850%	07/18/27		500	481,930
Indonesia Treasury Bond (Indonesia),
Bonds, Series 087
6.500%	02/15/31	IDR	16,740,000	1,046,821
Bonds, Series 092
7.125%	06/15/42	IDR	1,578,000	101,238
Ireland Government Bond (Ireland),
Unsec’d. Notes
0.000%	10/18/31	EUR	149	122,315
1.100%	05/15/29	EUR	594	567,870
1.500%	05/15/50	EUR	132	97,686
Israel Government Bond (Israel),
Bonds, Series 0327
2.000%	03/31/27	ILS	1,645	436,971
Bonds, Series 0330
1.000%	03/31/30	ILS	254	60,149
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes, EMTN
6.875%	10/21/34	GBP	100	139,014
Italy Buoni Poliennali Del Tesoro (Italy),
Sr. Unsec’d. Notes, Series 03Y
0.000%	08/15/24	EUR	1,227	1,248,091
Sr. Unsec’d. Notes, Series 05Y
0.000%	04/01/26	EUR	3,093	2,940,920
Sr. Unsec’d. Notes, Series 10Y, 144A
0.950%	12/01/31	EUR	2,163	1,719,357
Sr. Unsec’d. Notes, Series 13Y, 144A
4.000%	04/30/35	EUR	1,360	1,346,115
Sr. Unsec’d. Notes, Series 31Y, 144A
1.700%	09/01/51	EUR	482	281,834
Sr. Unsec’d. Notes, Series 34Y, 144A
1.500%	04/30/45	EUR	357	213,512
Japan Government Forty Year Bond (Japan),
Bonds, Series 09
0.400%	03/20/56	JPY	196,600	1,029,759
Japan Government Ten Year Bond (Japan),
Bonds, Series 337
0.300%	12/20/24	JPY	859,550	6,582,413
Bonds, Series 361
0.100%	12/20/30	JPY	132,100	974,781

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Japan Government Thirty Year Bond (Japan),
Bonds, Series 30
2.300%	03/20/39	JPY	322,900	$2,887,292
Bonds, Series 51
0.300%	06/20/46	JPY	133,550	790,640
Bonds, Series 56
0.800%	09/20/47	JPY	288,900	1,900,193
Bonds, Series 65
0.400%	12/20/49	JPY	131,250	759,858
Japan Government Twenty Year Bond (Japan),
Bonds, Series 145
1.700%	06/20/33	JPY	90,400	765,455
Bonds, Series 157
0.200%	06/20/36	JPY	139,850	970,432
Bonds, Series 162
0.600%	09/20/37	JPY	186,500	1,343,294
Bonds, Series 181
0.900%	06/20/42	JPY	231,750	1,652,667
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
1.500%	09/30/34	EUR	670	531,088
2.375%	11/09/28	EUR	800	769,547
Kingdom of Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes, Series 60, 144A
4.250%	03/28/41	EUR	381	449,041
Sr. Unsec’d. Notes, Series 91, 144A
0.000%	10/22/27	EUR	541	504,797
Sr. Unsec’d. Notes, Series 94, 144A
0.350%	06/22/32	EUR	1,575	1,297,070
Sr. Unsec’d. Notes, Series 95, 144A
1.400%	06/22/53	EUR	244	162,094
Korea Treasury Bond (South Korea),
Bonds, Series 3112
2.375%	12/10/31	KRW	593,060	418,483
Bonds, Series 4009
1.500%	09/10/40	KRW	596,920	336,815
Sr. Unsec’d. Notes, Series 2406
1.125%	06/10/24	KRW	937,490	713,925
Sr. Unsec’d. Notes, Series 2603
1.250%	03/10/26	KRW	1,802,780	1,316,272
Sr. Unsec’d. Notes, Series 3106
2.000%	06/10/31	KRW	464,490	319,020
Sr. Unsec’d. Notes, Series 5103
1.875%	03/10/51	KRW	1,051,390	568,001
Malaysia Government Bond (Malaysia),
Bonds, Series 0120
4.065%	06/15/50	MYR	380	78,523
Bonds, Series 0122
3.582%	07/15/32	MYR	836	182,800
Bonds, Series 0307
3.502%	05/31/27	MYR	5,769	1,288,576
Mexican Bonos (Mexico),
Bonds, Series M
5.500%	03/04/27	MXN	180	804,385
7.750%	05/29/31	MXN	32	150,648
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
1.125%	01/17/30	EUR	2,080	1,805,303

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
2.659%	05/24/31		200	$161,600
Netherlands Government Bond (Netherlands),
Bonds, 144A
0.000%	01/15/27	EUR	692	664,387
0.000%	07/15/31	EUR	419	352,725
0.000%	01/15/38	EUR	1,666	1,146,437
0.000%	01/15/52	EUR	166	83,611
New Zealand Government Bond (New Zealand),
Bonds, Series 0437
2.750%	04/15/37	NZD	487	247,974
Bonds, Series 0551
2.750%	05/15/51	NZD	2,185	989,875
Unsec’d. Notes, Series 0532
2.000%	05/15/32	NZD	11,268	5,801,453
Norway Government Bond (Norway),
Sr. Unsec’d. Notes, Series 483, 144A
1.250%	09/17/31	NOK	5,384	468,109
Peru Government Bond (Peru),
Sr. Unsec’d. Notes
5.400%	08/12/34	PEN	736	155,078
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.250%	03/11/33	EUR	1,820	1,350,934
2.750%	01/30/26	EUR	1,200	1,215,737
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
0.700%	02/03/29	EUR	1,040	917,611
1.200%	04/28/33	EUR	800	658,755
1.750%	04/28/41	EUR	285	207,320
1.950%	01/06/32		200	162,022
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
0.900%	10/12/35	EUR	316	243,217
Unsec’d. Notes, 144A
0.700%	10/15/27	EUR	651	627,548
1.000%	04/12/52	EUR	2,100	1,097,739
Province of Alberta (Canada),
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	806	559,331
Province of British Columbia (Canada),
Debentures
4.700%	06/18/37	CAD	322	249,333
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	04/27/26		661	618,877
Sr. Unsec’d. Notes, EMTN
0.250%	12/15/26	GBP	2,235	2,275,762
Unsec’d. Notes
3.450%	06/02/45	CAD	1,362	877,969
Province of Quebec (Canada),
Sr. Unsec’d. Notes
1.500%	09/01/31	CAD	350	211,421
2.750%	04/12/27		637	596,823
Unsec’d. Notes
3.100%	12/01/51	CAD	125	74,709
3.500%	12/01/45	CAD	579	376,708

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Province of Saskatchewan (Canada),
Sr. Unsec’d. Notes
3.250%	06/08/27		853	$812,451
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.400%	04/16/50		300	273,056
Region of Lazio (Italy),
Sr. Unsec’d. Notes
3.088%	03/31/43	EUR	518	455,957
Republic of Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
0.750%	10/20/26	EUR	580	575,110
1.850%	05/23/49	EUR	205	166,486
2.400%	05/23/34	EUR	680	671,682
Republic of Austria Government International Bond (Austria),
Sr. Unsec’d. Notes, 144A, MTN
5.375%	12/01/34	CAD	15	12,224
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
4.000%	10/17/49		475	334,806
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	958	1,159,853
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		640	610,451
Republic of Poland Government Bond (Poland),
Bonds, Series 0726
2.500%	07/25/26	PLN	2,621	516,812
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
5.500%	11/16/27		180	184,037
Romania Government Bond (Romania),
Bonds, Series 10Y
8.250%	09/29/32	RON	600	129,430
Romanian Government International Bond (Romania),
Bonds, 144A
3.624%	05/26/30	EUR	25	21,807
Sr. Unsec’d. Notes, 144A, MTN
3.875%	10/29/35	EUR	30	23,620
Sr. Unsec’d. Notes, EMTN
3.375%	01/28/50	EUR	129	79,168
3.875%	10/29/35	EUR	25	19,683
4.125%	03/11/39	EUR	90	68,661
Unsec’d. Notes, 144A
2.750%	04/14/41	EUR	39	23,308
3.000%	02/27/27		318	280,794
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes
2.000%	07/09/39	EUR	600	474,798
Sr. Unsec’d. Notes, 144A
5.500%	10/25/32		640	677,760
Sr. Unsec’d. Notes, 144A, MTN
2.250%	02/02/33		300	242,306
Sr. Unsec’d. Notes, EMTN
0.625%	03/03/30	EUR	1,700	1,486,862
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
3.125%	05/15/27	EUR	2,860	2,625,799

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Singapore Government Bond (Singapore),
Bonds
2.625%	08/01/32	SGD	251	$179,901
3.500%	03/01/27	SGD	652	498,707
Sr. Unsec’d. Notes
1.875%	10/01/51	SGD	75	48,902
Slovenia Government Bond (Slovenia),
Bonds, Series RS76
3.125%	08/07/45	EUR	131	120,179
Spain Government Bond (Spain),
Sr. Unsec’d. Notes
0.000%	05/31/24	EUR	1,184	1,217,256
Sr. Unsec’d. Notes, 144A
0.850%	07/30/37	EUR	716	507,653
1.000%	10/31/50(k)	EUR	2,300	1,266,957
1.200%	10/31/40(k)	EUR	320	224,155
1.900%	10/31/52	EUR	628	426,417
2.550%	10/31/32	EUR	1,348	1,315,062
2.900%	10/31/46	EUR	142	129,512
State of North Rhine-Westphalia Germany (Germany),
Sr. Unsec’d. Notes, Series 1439, EMTN
1.550%	06/16/48	EUR	677	529,031
Sweden Government Bond (Sweden),
Bonds, Series 1062, 144A
0.125%	05/12/31	SEK	6,035	479,774
Swiss Confederation Government Bond (Switzerland),
Bonds
1.500%	04/30/42	CHF	249	263,205
3.250%	06/27/27	CHF	705	822,566
3.500%	04/08/33	CHF	350	446,977
Thailand Government Bond (Thailand),
Bonds
4.675%	06/29/44	THB	12,683	434,050
Sr. Unsec’d. Notes
4.875%	06/22/29	THB	6,571	218,916
UAE International Government Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
4.050%	07/07/32		200	196,725
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
4.375%	01/27/32(d)	EUR	105	19,810
6.750%	06/20/28(d)	EUR	5,195	998,545
Sr. Unsec’d. Notes, 144A
4.375%	01/27/32(d)	EUR	175	33,017
United Kingdom Gilt (United Kingdom),
Bonds
0.625%	07/31/35	GBP	1,935	1,576,467
0.875%	10/22/29	GBP	2,237	2,262,546
0.875%	07/31/33	GBP	874	788,673
1.250%	07/31/51	GBP	1,771	1,157,366
1.500%	07/22/47	GBP	790	583,338
2.500%	07/22/65	GBP	399	361,450
4.125%	01/29/27	GBP	1,517	1,856,608
4.250%	12/07/46	GBP	675	840,898
Unsec’d. Notes
1.125%	01/31/39	GBP	926	738,649

TOTAL SOVEREIGN BONDS (cost $203,682,083)				156,617,842

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.2%
Federal Home Loan Mortgage Corp.
1.500%	01/01/51	262	$202,075
2.000%	06/01/35	239	213,564
2.000%	12/01/35	797	710,477
2.000%	03/01/51	60	49,305
2.000%	08/01/51	208	170,392
2.500%	06/01/30	72	67,895
2.500%	07/01/30	33	30,570
2.500%	11/01/35	81	74,052
2.500%	06/01/50	250	212,921
2.500%	01/01/51	713	609,464
3.000%	06/01/30	19	18,636
3.000%	09/01/35	67	62,042
3.000%	01/01/37	43	40,314
3.000%	02/01/37	69	64,298
3.000%	05/01/45	78	70,266
3.000%	08/01/46	199	178,052
3.000%	09/01/46	335	300,166
3.000%	02/01/47	68	61,162
3.500%	10/01/30	18	17,326
3.500%	08/01/42	85	79,768
3.500%	01/01/44	87	81,788
3.500%	07/01/45	94	87,273
3.500%	09/01/47	297	272,148
3.500%	11/01/47	555	514,683
3.500%	03/01/48	451	418,327
4.000%	01/01/33	147	144,956
4.000%	06/01/42	41	39,750
4.000%	09/01/44	81	77,468
4.000%	04/01/45	21	20,003
4.000%	05/01/45	57	54,777
4.000%	02/01/46	226	214,289
4.000%	05/01/46	68	65,142
4.000%	01/01/47	92	88,480
4.000%	07/01/52	150	140,749
4.000%	08/01/52	343	321,395
4.500%	12/01/34	21	21,001
4.500%	03/01/41	104	103,398
4.500%	07/01/41	30	30,023
4.500%	03/01/44	37	36,986
4.500%	12/01/45	75	74,337
4.500%	09/01/50	182	178,161
5.000%	02/01/42	106	107,366
5.000%	08/01/52	272	268,723
5.500%	08/01/40	7	7,179
6.250%	07/15/32(k)	395	460,610
6.750%	03/15/31(k)	1,405	1,653,157
Federal Home Loan Mortgage Corp., MTN
1.749%(s)	12/14/29	373	274,198
Federal National Mortgage Assoc.
1.500%	11/01/41	276	226,122
2.000%	04/01/30	8	7,540
2.000%	04/01/31	32	29,486
2.000%	05/01/36	238	212,146
2.000%	02/01/37	155	138,385
2.000%	06/01/40	113	96,470
2.000%	11/01/40	27	22,995
2.000%	12/01/40	205	174,812

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	11/01/41	878	$747,822
2.000%	07/01/50	153	125,406
2.000%	03/01/51	139	114,628
2.000%	03/01/51	166	136,993
2.000%	05/01/51	425	346,947
2.000%	05/01/51	2,924	2,400,116
2.000%	07/01/51	873	711,723
2.000%	08/01/51	388	318,014
2.000%	08/01/51	2,942	2,401,176
2.500%	05/01/30	8	7,261
2.500%	05/01/30	50	46,714
2.500%	06/01/30	19	17,807
2.500%	07/01/30	40	37,420
2.500%	07/01/30	49	46,125
2.500%	07/01/30	50	46,840
2.500%	05/01/36	224	205,501
2.500%	04/01/37	394	350,101
2.500%	06/01/40	344	302,598
2.500%	04/01/45	10	8,269
2.500%	09/01/46	9	7,877
2.500%	11/01/50	440	378,750
2.500%	07/01/51	1,084	920,611
2.500%	09/01/51	745	636,636
2.500%	11/01/51	551	470,613
2.500%	12/01/51	480	411,548
2.500%	01/01/52	744	633,094
2.500%	04/01/52	477	404,532
3.000%	06/01/30	60	57,051
3.000%	07/01/30	7	6,669
3.000%	07/01/30	36	34,272
3.000%	07/01/30	42	40,078
3.000%	09/01/30	43	40,658
3.000%	11/01/30	20	19,561
3.000%	03/01/31	70	67,146
3.000%	06/01/32	108	103,162
3.000%	07/01/33	67	62,725
3.000%	03/01/35	21	19,349
3.000%	09/01/35	34	31,589
3.000%	02/01/37	35	32,742
3.000%	05/01/45	276	248,271
3.000%	06/01/45	205	184,406
3.000%	07/01/45	58	52,004
3.000%	08/01/45	176	158,052
3.000%	01/01/46	31	27,905
3.000%	04/01/46	285	258,485
3.000%	10/01/46	68	60,530
3.000%	10/01/46	101	90,435
3.000%	11/01/46	258	230,629
3.000%	12/01/46	106	95,335
3.000%	12/01/46	440	394,032
3.000%	12/01/50	421	376,866
3.000%	05/01/51	413	367,332
3.000%	12/01/51	200	176,491
3.500%	12/01/29	30	28,531
3.500%	05/01/30	24	23,845
3.500%	10/01/30	42	41,249
3.500%	01/01/35	8	7,600
3.500%	02/01/36	99	94,184

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	02/01/37	31	$29,914
3.500%	06/01/43	198	184,924
3.500%	08/01/47	49	45,789
3.500%	09/01/47	131	121,408
3.500%	09/01/47	218	201,940
3.500%	01/01/48	638	591,845
3.500%	03/01/48	69	63,748
3.500%	07/01/51	200	183,627
3.500%	09/01/57	461	423,870
3.500%	05/01/58	182	166,516
4.000%	04/01/35	32	30,476
4.000%	03/01/41	72	69,290
4.000%	11/01/42	101	97,072
4.000%	06/01/44	38	36,226
4.000%	03/01/45	26	25,270
4.000%	01/01/46	83	79,030
4.000%	03/01/46	161	154,131
4.000%	04/01/47	78	74,404
4.000%	12/01/47	86	82,150
4.000%	06/01/48	927	883,150
4.000%	02/01/49	306	291,445
4.000%	09/01/52	4,499	4,220,070
4.500%	03/01/40	7	6,988
4.500%	08/01/40	40	38,841
4.500%	02/01/41	35	34,469
4.500%	06/01/41	101	99,412
4.500%	09/01/41	18	17,373
4.500%	01/01/43	52	51,763
4.500%	03/01/44	22	21,710
4.500%	06/01/44	7	6,427
4.500%	06/01/48	79	77,098
4.500%	01/01/51	217	213,061
4.500%	06/01/52	125	120,326
4.500%	07/01/52	546	526,047
5.000%	05/01/38	56	56,590
5.000%	08/01/52	496	490,447
5.500%	07/01/38	28	29,299
5.500%	05/01/39	38	39,380
5.500%	05/01/40	20	20,495
6.000%	02/01/36	22	22,716
6.000%	11/01/38	20	21,046
6.000%	09/01/39	48	50,028
6.000%	06/01/40	28	29,109
6.625%	11/15/30(k)	670	781,534
7.125%	01/15/30(k)	50	59,085
Freddie Mac Coupon Strips
1.998%(s)	07/15/32	139	87,366
Government National Mortgage Assoc.
2.000%	10/20/50	405	341,732
2.000%	11/20/50	321	266,183
2.000%	09/20/51	326	274,253
2.000%	11/20/51	246	206,557
2.500%	01/20/47	43	38,050
2.500%	12/20/51	3,359	2,913,400
3.000%	11/20/43	191	174,526
3.000%	01/15/45	25	22,509
3.000%	03/15/45	23	20,967
3.000%	01/20/47	247	222,147

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	06/20/47	379	$341,342
3.000%	08/20/47	154	138,943
3.000%	07/20/51	373	334,204
3.500%	04/15/45	24	22,108
3.500%	07/20/47	828	772,119
3.500%	08/20/47	196	182,257
4.000%	03/15/44	54	52,634
4.000%	01/20/46	76	73,449
4.000%	02/20/46	26	25,389
4.000%	03/20/46	120	115,043
4.000%	07/20/47	213	204,168
4.000%	12/20/47	77	74,106
4.500%	10/15/41	29	29,244
4.500%	07/20/44	114	114,692
4.500%	04/20/45	129	130,034
5.000%	06/15/38	16	16,339
5.000%	06/15/39	29	29,431
5.000%	12/15/39	23	24,052
5.000%	10/20/42	7	7,498
5.000%	03/15/44	97	98,509

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $49,874,029)			43,786,164

U.S. TREASURY OBLIGATIONS — 4.5%
U.S. Treasury Bonds
1.375%	11/15/40(h)	5,498	3,577,995
1.750%	08/15/41(h)(k)	38,992	26,727,798
1.875%	02/15/41	1,950	1,379,625
2.000%	11/15/41(h)(k)	31,815	22,757,667
2.000%	08/15/51	4,802	3,160,316
2.250%	05/15/41(k)	26,560	19,969,800
2.375%	05/15/51(h)(k)	300	216,281
2.875%	05/15/52	2,650	2,134,078
3.000%	08/15/52	2,345	1,944,152
3.375%	08/15/42(h)(k)	7,600	6,796,063
3.625%	08/15/43	14,400	13,266,000
U.S. Treasury Notes
1.250%	06/30/28(k)	885	765,110
1.250%	08/15/31	1,385	1,124,447
1.500%	11/30/28(k)	765	664,235
2.375%	03/31/29(k)	1,755	1,597,461
2.750%	07/31/27(h)(k)	10,454	9,892,098
2.750%	08/15/32	80	72,825
2.875%	08/15/28(k)	3,500	3,295,742
2.875%	05/15/32	2,316	2,135,063
3.875%	11/30/27	980	974,717
3.875%	11/30/29	4,415	4,385,337
4.125%	11/15/32	4,560	4,651,200
4.500%	11/30/24	11,230	11,230,877
4.500%	11/15/25	1,724	1,734,910
U.S. Treasury Strips Coupon
1.916%(s)	02/15/38(k)	840	445,725
1.961%(s)	11/15/40(k)	7,920	3,711,263
1.963%(s)	08/15/41(h)	10,630	4,785,991
2.022%(s)	11/15/41	60	26,709
2.040%(s)	08/15/42	35	15,002
2.052%(s)	02/15/45	85	32,977
2.055%(s)	11/15/43	455	185,590

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.068%(s)	05/15/43(k)		5,210	$2,159,911
2.071%(s)	02/15/43		3,275	1,374,732
2.105%(s)	11/15/44		260	101,654
2.117%(s)	05/15/44(k)		1,630	649,581
2.121%(s)	08/15/44		820	324,381
2.125%(s)	05/15/45		855	328,307
2.125%(s)	08/15/45		310	117,897

TOTAL U.S. TREASURY OBLIGATIONS (cost $198,981,233)				158,713,517

TOTAL LONG-TERM INVESTMENTS (cost $3,224,284,411)				2,968,564,183

			Shares

SHORT-TERM INVESTMENTS — 18.0%

AFFILIATED MUTUAL FUNDS — 16.6%
PGIM Core Ultra Short Bond Fund(wd)			534,516,007	534,516,007
PGIM Institutional Money Market Fund (cost $54,078,763; includes $53,787,224 of cash collateral for securities on loan)(b)(wd)			54,123,311	54,096,250

TOTAL AFFILIATED MUTUAL FUNDS (cost $588,594,770)				588,612,257

Interest Rate	Maturity Date		Principal Amount (000)#

COMMERCIAL PAPER(n) — 0.5%
Consolidated Edison, Inc.,
4.721%	01/23/23		3,150	3,140,199
Crown Castle International Corp.
5.119%	01/10/23		2,350	2,346,491
General Motors Financial Co., Inc.
4.989%	01/27/23		950	946,349
International Flavors & Fragrances, Inc.
5.171%	01/19/23		1,650	1,645,739
Oracle Corp.
4.636%	01/18/23		3,100	3,092,525
Ovintiv, Inc.
5.266%	01/20/23		2,422	2,414,999
Penske Truck Leasing Co. LP/PTL Finance Corp.
4.658%	01/05/23		2,600	2,597,989
VW Credit, Inc.
4.680%	01/11/23		1,400	1,397,853

TOTAL COMMERCIAL PAPER (cost $17,585,700)				17,582,144

FOREIGN TREASURY OBLIGATIONS(n) — 0.3%
Japan Treasury Discount Bills, Series 1113
(0.163)%	01/16/23	JPY	900,950	6,860,424
Japan Treasury Discount Bills, Series 1116
(0.250)%	01/30/23	JPY	429,550	3,271,114

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $9,318,575)				10,131,538

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) — 0.6%
U.S. Treasury Bills
4.196%	03/16/23	21,880	$21,694,383

(cost $21,693,419)

		Shares

UNAFFILIATED FUND — 0.0%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Shares)		1,177,217	1,177,217

(cost $1,177,217)
OPTIONS PURCHASED*~ — 0.0%
(cost $37,240)			7,113

TOTAL SHORT-TERM INVESTMENTS (cost $638,406,921)			639,204,652

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—101.5% (cost $3,862,691,332)			3,607,768,835

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $7,278)			(40)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—101.5% (cost $3,862,684,054)			3,607,768,795
Liabilities in excess of other assets(z) — (1.5)%			(54,100,353)

NET ASSETS — 100.0%			$3,553,668,442

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $375,872 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $52,378,021; cash collateral of $53,787,224 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $792,668. The aggregate value of $655,510 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option GBP vs USD	Call	DB	05/04/23	1.42	—	GBP	251	$3,581
Currency Option USD vs JPY	Put	DB	02/23/23	112.00	—		461	3,532

Total Options Purchased (cost $ 37,240)								$7,113

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.38.V1, 06/20/27	Put	GSI	01/18/23	3.00%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	12,130	$(40)

(premiums received $7,278)

Options Purchased:

Centrally Cleared Swaptions

						Notional	Value at	Unrealized
	Call/	Expiration				Amount	December 31,	Appreciation
Description	Put	Date	Strike	Receive	Pay	(000)#	2022	(Depreciation)
CDX.NA.HY.39.V1, 12/20/27	Put	02/15/23	$ 99.50	CDX.NA.HY.39.V1(Q)	5.00%(Q)	3,920	$47,769	$(24,751)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.00%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	19,840	5,755	(90,667)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.03%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	18,770	4,495	(87,478)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.08%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,220	3,006	(97,731)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.10%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,220	2,643	(93,789)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.88%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	19,600	44,962	(13,642)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	36,010	71,172	(54,750)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.93%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	19,310	32,973	(38,474)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	20,680	96,114	31,179
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	22,170	92,091	20,815
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.88%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	22,170	73,908	2,631

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Options Purchased (continued):

Centrally Cleared Swaptions

						Notional	Value at	Unrealized
	Call/	Expiration				Amount	December 31,	Appreciation
Description	Put	Date	Strike	Receive	Pay	(000)#	2022	(Depreciation)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	22,730	$68,070	$(19,441)

Total Centrally Cleared Swaptions (cost $1,009,056)							$542,958	$(466,098)

Options Written:

Centrally Cleared Swaptions

						Notional	Value at	Unrealized
	Call/	Expiration				Amount	December 31,	Appreciation
Description	Put	Date	Strike	Receive	Pay	(000)#	2022	(Depreciation)
CDX.NA.HY.39.V1, 12/20/27	Call	02/15/23	$101.50	CDX.NA.HY.39.V1(Q)	5.00%(Q)	3,920	$(24,663)	$12,577
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	18,770	(72,771)	(33,354)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.93%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	19,840	(94,822)	(39,270)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.95%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	34,440	(197,293)	(107,749)
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.78%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	19,600	(25,331)	7,499
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	36,010	(63,646)	15,576
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	19,310	(44,851)	141
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.73%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	20,680	(19,295)	24,133
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.75%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	22,170	(28,403)	19,550
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.78%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	22,170	(37,748)	11,802
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	22,730	(62,401)	(2,394)
CDX.NA.HY.39.V1, 12/20/27	Put	02/15/23	$95.00	5.00%(Q)	CDX.NA.HY.39.V1(Q)	3,920	(14,436)	15,552
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.30%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	18,770	(1,510)	42,599
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.33%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	19,840	(1,505)	37,183
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.35%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	17,220	(1,233)	51,288
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.40%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	17,220	(1,104)	42,807
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	19,600	(13,416)	7,948
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.15%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	36,010	(19,753)	29,852
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.18%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	19,310	(9,545)	19,227
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	20,680	(28,340)	(9,728)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.13%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	22,170	(27,824)	(6,985)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.18%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	22,170	(23,473)	1,135

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Options Written (continued):

Centrally Cleared Swaptions

						Notional	Value at	Unrealized
	Call/	Expiration				Amount	December 31,	Appreciation
Description	Put	Date	Strike	Receive	Pay	(000)#	2022	(Depreciation)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.20%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	22,730	$(22,172)	$8,513

Total Centrally Cleared Swaptions (premiums received $983,437)							$(835,535)	$147,902

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,238	2 Year U.S. Treasury Notes	Mar. 2023	$253,886,721	$19,863
2,203	5 Year U.S. Treasury Notes	Mar. 2023	237,769,108	(440,548)
24	10 Year Australian Treasury Bonds	Mar. 2023	1,890,281	(62,705)
12	10 Year Mini Japanese Government Bonds	Mar. 2023	1,330,113	(25,256)
67	10 Year U.K. Gilt	Mar. 2023	8,091,865	(434,554)
2,838	10 Year U.S. Treasury Notes	Mar. 2023	318,698,545	(1,495,911)
270	20 Year U.S. Treasury Bonds	Mar. 2023	33,842,813	(391,175)
869	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	116,717,562	(2,901,109)
34	Euro-BTP Italian Government Bond	Mar. 2023	3,964,176	(230,215)
215	Mini MSCI EAFE Index	Mar. 2023	20,956,050	(364,468)
100	Russell 2000 E-Mini Index	Mar. 2023	8,854,500	(221,527)
579	S&P 500 E-Mini Index	Mar. 2023	111,775,950	(2,758,687)

				(9,306,292)

Short Positions:
83	2 Year U.S. Treasury Notes	Mar. 2023	17,021,484	31,899
12	3 Year Australian Treasury Bonds	Mar. 2023	872,550	11,687
6	5 Year Canadian Government Bonds	Mar. 2023	493,959	3,190
306	5 Year Euro-Bobl	Mar. 2023	37,914,804	1,044,361
124	5 Year U.S. Treasury Notes	Mar. 2023	13,383,282	51,370
19	10 Year Canadian Government Bonds	Mar. 2023	1,719,682	401
174	10 Year Euro-Bund	Mar. 2023	24,759,315	1,520,440
7	10 Year Japanese Bonds	Mar. 2023	7,758,458	155,820
32	10 Year U.K. Gilt	Mar. 2023	3,864,771	142,001
190	10 Year U.S. Treasury Notes	Mar. 2023	21,336,407	354,773
271	10 Year U.S. Ultra Treasury Notes	Mar. 2023	32,054,219	240,542
463	20 Year U.S. Treasury Bonds	Mar. 2023	58,034,156	558,357
29	30 Year Euro Buxl	Mar. 2023	4,198,262	743,247
95	British Pound Currency	Mar. 2023	7,174,875	(35,397)
624	Euro Currency	Mar. 2023	83,881,200	(2,469,863)
330	Euro Schatz Index	Mar. 2023	37,239,457	402,582
108	Euro-BTP Italian Government Bond	Mar. 2023	12,592,089	922,535
43	Euro-OAT	Mar. 2023	5,859,536	354,973

				4,032,918

				$(5,273,374)

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/10/23	BARC	AUD	6,905	$4,640,367	$4,703,431	$63,064	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/10/23	BNP	AUD	1,755	$1,199,464	$1,195,441	$—	$(4,023)
Expiring 01/10/23	BNP	AUD	1,755	1,197,276	1,195,441	—	(1,835)
Expiring 01/10/23	BNP	AUD	935	625,855	636,887	11,032	—
Expiring 01/10/23	BOA	AUD	880	600,349	599,423	—	(926)
Expiring 01/10/23	GSI	AUD	1,870	1,248,590	1,273,775	25,185	—
Expiring 01/10/23	GSI	AUD	870	582,870	592,612	9,742	—
Expiring 01/10/23	GSI	AUD	870	583,422	592,612	9,190	—
Expiring 01/10/23	GSI	AUD	355	240,795	241,812	1,017	—
Expiring 01/10/23	HSBC	AUD	2,805	1,883,263	1,910,662	27,399	—
Expiring 01/10/23	HSBC	AUD	915	619,894	623,264	3,370	—
Expiring 01/10/23	HSBC	AUD	910	625,616	619,858	—	(5,758)
Expiring 01/10/23	HSBC	AUD	870	592,727	592,612	—	(115)
Expiring 01/10/23	JPM	AUD	910	626,186	619,859	—	(6,327)
Expiring 01/10/23	JPM	AUD	870	581,045	592,612	11,567	—
Expiring 01/10/23	MSC	AUD	1,425	958,511	970,658	12,147	—
Expiring 01/10/23	MSC	AUD	880	599,724	599,423	—	(301)
Expiring 01/10/23	SSB	AUD	655	440,216	446,162	5,946	—
Expiring 01/10/23	UAG	AUD	880	600,187	599,423	—	(764)
Expiring 01/19/23	BNP	AUD	530	340,000	361,121	21,121	—
Expiring 01/19/23	HSBC	AUD	686	430,839	467,459	36,620	—
Expiring 01/19/23	JPM	AUD	534	341,000	363,984	22,984	—
Expiring 01/19/23	JPM	AUD	530	342,259	361,156	18,897	—
Expiring 01/19/23	MSI	AUD	1,095	691,996	746,162	54,166	—
Expiring 01/19/23	MSI	AUD	548	368,331	373,422	5,091	—
Expiring 01/19/23	MSI	AUD	199	133,377	135,302	1,925	—
Brazilian Real,
Expiring 01/04/23	CITI	BRL	1,898	350,842	359,091	8,249	—
Expiring 01/04/23	CITI	BRL	920	175,925	174,059	—	(1,866)
Expiring 01/04/23	CITI	BRL	880	168,631	166,491	—	(2,140)
Expiring 01/04/23	MSC	BRL	2,328	446,174	440,445	—	(5,729)
Expiring 02/02/23	CITI	BRL	8,705	1,613,007	1,637,690	24,683	—
Expiring 02/02/23	MSC	BRL	2,328	448,222	437,983	—	(10,239)
British Pound,
Expiring 01/10/23	BARC	GBP	1,008	1,229,616	1,218,985	—	(10,631)
Expiring 01/10/23	BARC	GBP	506	623,675	611,911	—	(11,764)
Expiring 01/10/23	BARC	GBP	504	615,062	609,493	—	(5,569)
Expiring 01/10/23	BARC	GBP	258	314,051	312,003	—	(2,048)
Expiring 01/10/23	BNP	GBP	2,364	2,827,103	2,858,811	31,708	—
Expiring 01/10/23	BNP	GBP	504	615,633	609,492	—	(6,141)
Expiring 01/10/23	BNP	GBP	315	380,185	380,933	748	—
Expiring 01/10/23	BNP	GBP	314	383,803	379,724	—	(4,079)
Expiring 01/10/23	BOA	GBP	2,606	3,154,146	3,151,464	—	(2,682)
Expiring 01/10/23	GSI	GBP	512	615,976	619,167	3,191	—
Expiring 01/10/23	GSI	GBP	445	541,087	538,143	—	(2,944)
Expiring 01/10/23	JPM	GBP	1,125	1,369,835	1,360,474	—	(9,361)
Expiring 01/10/23	JPM	GBP	485	584,958	586,516	1,558	—
Expiring 01/10/23	JPM	GBP	484	590,891	585,306	—	(5,585)
Expiring 01/10/23	JPM	GBP	124	150,989	149,954	—	(1,035)
Expiring 01/10/23	MSC	GBP	1,143	1,382,785	1,382,242	—	(543)
Expiring 01/10/23	MSC	GBP	1,116	1,361,017	1,349,590	—	(11,427)
Expiring 01/10/23	SSB	GBP	1,033	1,256,392	1,249,218	—	(7,174)
Expiring 01/10/23	SSB	GBP	517	628,934	625,214	—	(3,720)
Expiring 01/10/23	UAG	GBP	516	621,613	624,004	2,391	—
Expiring 01/12/23	HSBC	GBP	297	362,135	359,201	—	(2,934)
Expiring 01/19/23	MSI	GBP	417	501,282	503,874	2,592	—

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar,
Expiring 01/10/23	BARC	CAD	4,882	$3,647,489	$3,605,806	$—	$(41,683)
Expiring 01/10/23	BARC	CAD	795	586,731	587,181	450	—
Expiring 01/10/23	BARC	CAD	766	572,302	565,762	—	(6,540)
Expiring 01/10/23	BARC	CAD	255	187,102	188,341	1,239	—
Expiring 01/10/23	BNP	CAD	1,280	943,309	945,398	2,089	—
Expiring 01/10/23	BOA	CAD	855	630,383	631,496	1,113	—
Expiring 01/10/23	CITI	CAD	440	323,951	324,981	1,030	—
Expiring 01/10/23	GSI	CAD	2,490	1,835,721	1,839,094	3,373	—
Expiring 01/10/23	GSI	CAD	1,715	1,253,005	1,266,686	13,681	—
Expiring 01/10/23	GSI	CAD	1,585	1,163,632	1,170,669	7,037	—
Expiring 01/10/23	GSI	CAD	1,280	943,702	945,398	1,696	—
Expiring 01/10/23	GSI	CAD	855	631,546	631,496	—	(50)
Expiring 01/10/23	GSI	CAD	855	631,532	631,496	—	(36)
Expiring 01/10/23	GSI	CAD	855	629,629	631,496	1,867	—
Expiring 01/10/23	GSI	CAD	840	618,174	620,417	2,243	—
Expiring 01/10/23	GSI	CAD	800	597,049	590,874	—	(6,175)
Expiring 01/10/23	GSI	CAD	795	587,453	587,181	—	(272)
Expiring 01/10/23	RBC	CAD	1,680	1,245,398	1,240,834	—	(4,564)
Expiring 01/10/23	RBC	CAD	795	584,260	587,180	2,920	—
Expiring 01/19/23	BNP	CAD	492	367,000	363,313	—	(3,687)
Expiring 01/19/23	BOA	CAD	508	377,000	375,141	—	(1,859)
Expiring 01/19/23	HSBC	CAD	1,308	947,490	965,844	18,354	—
Expiring 01/19/23	MSI	CAD	188	138,017	138,902	885	—
Expiring 01/19/23	TD	CAD	499	368,000	368,745	745	—
Chilean Peso,
Expiring 03/15/23	MSI	CLP	358,188	398,000	418,058	20,058	—
Chinese Renminbi,
Expiring 01/10/23	CITI	CNH	1,132	162,509	163,721	1,212	—
Expiring 01/10/23	GSI	CNH	3,534	511,064	511,122	58	—
Expiring 01/10/23	GSI	CNH	3,071	434,938	444,159	9,221	—
Expiring 01/10/23	MSC	CNH	1,790	258,148	258,887	739	—
Expiring 01/10/23	SSB	CNH	1,143	164,028	165,312	1,284	—
Expiring 02/23/23	BOA	CNH	18,831	2,650,000	2,732,842	82,842	—
Expiring 02/23/23	HSBC	CNH	11,539	1,651,000	1,674,577	23,577	—
Expiring 02/23/23	MSI	CNH	2,852	405,317	413,902	8,585	—
Colombian Peso,
Expiring 01/10/23	CITI	COP	1,188,200	248,603	244,587	—	(4,016)
Expiring 03/15/23	BARC	COP	3,848,661	773,000	782,467	9,467	—
Expiring 03/15/23	BARC	COP	3,224,383	638,000	655,546	17,546	—
Expiring 03/15/23	BNP	COP	10,982,169	2,254,618	2,232,772	—	(21,846)
Expiring 03/15/23	BNP	COP	6,566,839	1,339,761	1,335,096	—	(4,665)
Czech Koruna,
Expiring 01/10/23	MSC	CZK	4,023	170,209	177,896	7,687	—
Expiring 01/19/23	CITI	CZK	38,918	1,705,000	1,719,976	14,976	—
Expiring 01/19/23	GSI	CZK	3,531	138,816	156,058	17,242	—
Danish Krone,
Expiring 01/10/23	BOA	DKK	701	99,601	100,998	1,397	—
Euro,
Expiring 01/10/23	BARC	EUR	2,352	2,479,817	2,519,656	39,839	—
Expiring 01/10/23	BARC	EUR	589	626,991	630,986	3,995	—
Expiring 01/10/23	BNP	EUR	2,274	2,380,804	2,436,096	55,292	—
Expiring 01/10/23	BNP	EUR	592	629,776	634,200	4,424	—
Expiring 01/10/23	BNP	EUR	564	587,193	604,203	17,010	—
Expiring 01/10/23	BNP	EUR	562	590,786	602,061	11,275	—
Expiring 01/10/23	BOA	EUR	1,768	1,878,801	1,894,027	15,226	—

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/10/23	BOA	EUR	899	$952,864	$963,082	$10,218	$—
Expiring 01/10/23	BOA	EUR	71	75,063	76,061	998	—
Expiring 01/10/23	CITI	EUR	1,182	1,245,274	1,266,256	20,982	—
Expiring 01/10/23	CITI	EUR	584	621,813	625,629	3,816	—
Expiring 01/10/23	CITI	EUR	259	271,897	277,462	5,565	—
Expiring 01/10/23	CITI	EUR	177	187,346	189,617	2,271	—
Expiring 01/10/23	DB	EUR	8,287	8,634,184	8,877,716	243,532	—
Expiring 01/10/23	DB	EUR	4,298	4,478,065	4,604,371	126,306	—
Expiring 01/10/23	GSI	EUR	2,183	2,331,018	2,338,609	7,591	—
Expiring 01/10/23	GSI	EUR	829	881,186	888,093	6,907	—
Expiring 01/10/23	JPM	EUR	1,720	1,801,898	1,842,605	40,707	—
Expiring 01/10/23	JPM	EUR	1,189	1,258,598	1,273,754	15,156	—
Expiring 01/10/23	JPM	EUR	1,178	1,258,528	1,261,970	3,442	—
Expiring 01/10/23	JPM	EUR	593	631,841	635,270	3,429	—
Expiring 01/10/23	JPM	EUR	189	199,401	202,472	3,071	—
Expiring 01/10/23	JPM	EUR	188	198,272	201,401	3,129	—
Expiring 01/10/23	JPM	EUR	87	90,612	93,202	2,590	—
Expiring 01/10/23	JPM	EUR	71	74,979	76,061	1,082	—
Expiring 01/10/23	JPM	EUR	44	46,568	47,136	568	—
Expiring 01/10/23	MSC	EUR	2,972	3,143,627	3,183,851	40,224	—
Expiring 01/10/23	MSC	EUR	570	606,576	610,631	4,055	—
Expiring 01/10/23	MSC	EUR	560	585,796	599,918	14,122	—
Expiring 01/10/23	MSC	EUR	236	249,471	252,823	3,352	—
Expiring 01/10/23	SSB	EUR	1,747	1,815,533	1,871,530	55,997	—
Expiring 01/10/23	SSB	EUR	1,542	1,644,896	1,651,917	7,021	—
Expiring 01/10/23	SSB	EUR	1,468	1,526,815	1,572,642	45,827	—
Expiring 01/10/23	SSB	EUR	1,273	1,330,629	1,363,742	33,113	—
Expiring 01/10/23	SSB	EUR	1,230	1,280,588	1,317,677	37,089	—
Expiring 01/10/23	UAG	EUR	551	580,155	590,276	10,121	—
Expiring 01/10/23	UAG	EUR	37	39,519	39,638	119	—
Expiring 01/10/23	UAG	EUR	25	26,323	26,782	459	—
Expiring 01/12/23	JPM	EUR	2,632	2,769,051	2,820,049	50,998	—
Expiring 01/19/23	BOA	EUR	1,271	1,322,000	1,362,758	40,758	—
Expiring 01/19/23	GSI	EUR	1,249	1,227,844	1,338,769	110,925	—
Expiring 01/19/23	JPM	EUR	1,000	1,047,000	1,071,499	24,499	—
Expiring 01/19/23	MSI	EUR	15,081	14,956,424	16,165,774	1,209,350	—
Expiring 01/19/23	MSI	EUR	4,211	4,433,012	4,514,329	81,317	—
Expiring 01/19/23	MSI	EUR	1,583	1,690,939	1,696,458	5,519	—
Expiring 01/19/23	MSI	EUR	883	884,592	946,754	62,162	—
Expiring 01/19/23	MSI	EUR	619	625,636	663,114	37,478	—
Hungarian Forint,
Expiring 01/10/23	BARC	HUF	86,200	226,769	230,273	3,504	—
Expiring 01/10/23	BARC	HUF	33,516	88,328	89,534	1,206	—
Expiring 01/10/23	BARC	HUF	33,516	88,119	89,534	1,415	—
Expiring 01/10/23	BARC	HUF	26,068	68,718	69,638	920	—
Expiring 01/10/23	UAG	HUF	117,500	297,676	313,887	16,211	—
Expiring 01/19/23	BARC	HUF	217,365	501,120	579,127	78,007	—
Expiring 01/19/23	CITI	HUF	347,806	872,000	926,660	54,660	—
Expiring 01/19/23	GSI	HUF	250,853	583,000	668,349	85,349	—
Expiring 01/19/23	JPM	HUF	311,827	814,000	830,802	16,802	—
Expiring 01/19/23	MSI	HUF	1,653,987	3,765,848	4,406,720	640,872	—
Expiring 01/19/23	MSI	HUF	1,325,137	2,901,549	3,530,566	629,017	—
Expiring 01/19/23	MSI	HUF	202,812	509,835	540,353	30,518	—
Expiring 01/19/23	MSI	HUF	202,525	461,116	539,589	78,473	—
Expiring 01/19/23	MSI	HUF	162,259	355,285	432,306	77,021	—

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint (cont’d.),
Expiring 01/19/23	MSI	HUF	126,574	$319,165	$337,233	$18,068	$—
Expiring 01/19/23	MSI	HUF	113,513	279,692	302,433	22,741	—
Indian Rupee,
Expiring 01/10/23	BNP	INR	65,911	802,270	796,305	—	(5,965)
Expiring 01/10/23	MSC	INR	16,940	206,769	204,661	—	(2,108)
Indonesian Rupiah,
Expiring 01/10/23	CITI	IDR	2,893,000	185,725	185,952	227	—
Expiring 03/15/23	JPM	IDR	51,296,562	3,267,089	3,310,577	43,488	—
Israeli Shekel,
Expiring 03/15/23	CITI	ILS	2,403	703,161	686,467	—	(16,694)
Japanese Yen,
Expiring 01/10/23	BNP	JPY	128,900	969,676	983,634	13,958	—
Expiring 01/10/23	BNP	JPY	86,700	637,108	661,606	24,498	—
Expiring 01/10/23	BNP	JPY	85,800	635,107	654,738	19,631	—
Expiring 01/10/23	BNP	JPY	83,400	613,933	636,424	22,491	—
Expiring 01/10/23	BNP	JPY	82,600	622,810	630,320	7,510	—
Expiring 01/10/23	BNP	JPY	82,100	623,505	626,504	2,999	—
Expiring 01/10/23	BOA	JPY	122,100	880,851	931,743	50,892	—
Expiring 01/10/23	BOA	JPY	84,100	637,363	641,766	4,403	—
Expiring 01/10/23	BOA	JPY	82,500	624,551	629,557	5,006	—
Expiring 01/10/23	CITI	JPY	86,000	628,440	656,265	27,825	—
Expiring 01/10/23	GSI	JPY	211,300	1,554,419	1,612,426	58,007	—
Expiring 01/10/23	GSI	JPY	71,100	539,243	542,563	3,320	—
Expiring 01/10/23	JPM	JPY	162,900	1,196,991	1,243,088	46,097	—
Expiring 01/10/23	JPM	JPY	128,900	942,743	983,634	40,891	—
Expiring 01/10/23	JPM	JPY	82,900	619,080	632,608	13,528	—
Expiring 01/10/23	JPM	JPY	82,900	625,869	632,609	6,740	—
Expiring 01/10/23	JPM	JPY	82,800	623,686	631,846	8,160	—
Expiring 01/10/23	JPM	JPY	80,600	598,155	615,057	16,902	—
Expiring 01/10/23	MSC	JPY	794,691	5,776,504	6,064,273	287,769	—
Expiring 01/10/23	MSC	JPY	169,700	1,247,400	1,294,978	47,578	—
Expiring 01/10/23	MSC	JPY	169,200	1,241,571	1,291,163	49,592	—
Expiring 01/10/23	MSC	JPY	169,200	1,243,141	1,291,163	48,022	—
Expiring 01/10/23	MSC	JPY	85,300	624,293	650,923	26,630	—
Expiring 01/10/23	MSC	JPY	83,400	615,425	636,424	20,999	—
Expiring 01/10/23	MSC	JPY	80,600	581,577	615,057	33,480	—
Expiring 01/10/23	SSB	JPY	85,300	624,749	650,923	26,174	—
Expiring 01/10/23	SSB	JPY	81,400	587,400	621,162	33,762	—
Expiring 01/10/23	UAG	JPY	82,400	608,538	628,793	20,255	—
Expiring 01/19/23	HSBC	JPY	341,687	2,351,802	2,610,559	258,757	—
Expiring 01/19/23	HSBC	JPY	193,101	1,386,000	1,475,333	89,333	—
Expiring 01/19/23	JPM	JPY	98,968	727,000	756,137	29,137	—
Expiring 01/19/23	MSI	JPY	83,937	637,343	641,295	3,952	—
Expiring 01/19/23	TD	JPY	175,745	1,272,000	1,342,732	70,732	—
Mexican Peso,
Expiring 01/10/23	BOA	MXN	4,990	257,330	255,550	—	(1,780)
Expiring 01/10/23	UAG	MXN	62,316	3,191,502	3,191,360	—	(142)
Expiring 03/15/23	BOA	MXN	7,861	390,000	397,846	7,846	—
Expiring 03/15/23	CITI	MXN	10,341	529,906	523,385	—	(6,521)
Expiring 03/15/23	JPM	MXN	7,914	393,000	400,547	7,547	—
Expiring 03/15/23	JPM	MXN	7,799	390,000	394,752	4,752	—
New Taiwanese Dollar,
Expiring 01/10/23	GSI	TWD	19,110	621,524	622,956	1,432	—
Expiring 03/15/23	MSI	TWD	38,190	1,267,000	1,252,673	—	(14,327)

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar,
Expiring 01/10/23	BOA	NZD	2,900	$1,833,821	$1,841,500	$7,679	$—
Expiring 01/10/23	BOA	NZD	975	619,311	619,125	—	(186)
Expiring 01/10/23	GSI	NZD	990	627,046	628,650	1,604	—
Expiring 01/10/23	GSI	NZD	990	628,511	628,650	139	—
Expiring 01/10/23	GSI	NZD	735	467,394	466,725	—	(669)
Expiring 01/10/23	HSBC	NZD	2,950	1,895,829	1,873,250	—	(22,579)
Expiring 01/10/23	HSBC	NZD	1,970	1,257,475	1,250,950	—	(6,525)
Expiring 01/10/23	HSBC	NZD	985	619,278	625,475	6,197	—
Expiring 01/10/23	HSBC	NZD	975	623,352	619,125	—	(4,227)
Expiring 01/10/23	JPM	NZD	4,860	3,103,805	3,086,100	—	(17,705)
Expiring 01/10/23	JPM	NZD	745	474,930	473,075	—	(1,855)
Expiring 01/10/23	MSC	NZD	1,900	1,179,482	1,206,500	27,018	—
Expiring 01/10/23	MSC	NZD	995	622,854	631,825	8,971	—
Expiring 01/10/23	MSC	NZD	990	619,387	628,650	9,263	—
Expiring 01/10/23	MSC	NZD	985	620,143	625,475	5,332	—
Expiring 01/19/23	BARC	NZD	1,115	622,957	708,024	85,067	—
Norwegian Krone,
Expiring 01/10/23	BARC	NOK	1,030	104,071	105,186	1,115	—
Expiring 01/10/23	CA	NOK	1,570	157,596	160,332	2,736	—
Expiring 01/10/23	JPM	NOK	6,130	616,970	626,007	9,037	—
Expiring 01/10/23	JPM	NOK	5,780	590,062	590,265	203	—
Expiring 01/10/23	JPM	NOK	3,070	310,834	313,514	2,680	—
Expiring 01/10/23	MSC	NOK	15,420	1,563,229	1,574,720	11,491	—
Expiring 01/10/23	MSC	NOK	6,600	658,137	674,004	15,867	—
Expiring 01/19/23	GSI	NOK	4,569	426,715	466,758	40,043	—
Peruvian Nuevo Sol,
Expiring 01/10/23	CITI	PEN	475	123,714	124,950	1,236	—
Philippine Peso,
Expiring 01/10/23	CITI	PHP	9,160	166,849	164,747	—	(2,102)
Expiring 01/10/23	CITI	PHP	610	10,770	10,972	202	—
Expiring 03/15/23	CITI	PHP	95,195	1,699,000	1,705,529	6,529	—
Expiring 03/15/23	JPM	PHP	111,509	2,007,000	1,997,813	—	(9,187)
Polish Zloty,
Expiring 01/10/23	DB	PLN	9,165	1,992,608	2,090,105	97,497	—
Expiring 01/10/23	MSC	PLN	1,190	262,995	271,383	8,388	—
Expiring 01/10/23	MSC	PLN	740	162,745	168,759	6,014	—
Expiring 01/19/23	HSBC	PLN	8,259	1,621,892	1,882,006	260,114	—
Expiring 01/19/23	HSBC	PLN	6,293	1,235,859	1,434,062	198,203	—
Expiring 01/19/23	JPM	PLN	6,314	1,257,000	1,438,656	181,656	—
Expiring 01/19/23	JPM	PLN	4,006	789,000	912,930	123,930	—
Expiring 01/19/23	MSI	PLN	4,043	796,000	921,344	125,344	—
Singapore Dollar,
Expiring 01/10/23	JPM	SGD	390	281,584	291,254	9,670	—
Expiring 01/10/23	SCS	SGD	170	125,836	126,957	1,121	—
Expiring 03/15/23	BNP	SGD	1,458	1,059,000	1,089,790	30,790	—
Expiring 03/15/23	MSI	SGD	965	714,170	721,411	7,241	—
Expiring 03/15/23	MSI	SGD	195	144,318	145,781	1,463	—
South African Rand,
Expiring 01/10/23	CITI	ZAR	4,880	277,334	286,932	9,598	—
Expiring 01/10/23	GSI	ZAR	6,020	339,585	353,961	14,376	—
Expiring 01/10/23	GSI	ZAR	3,010	170,032	176,980	6,948	—
Expiring 01/10/23	GSI	ZAR	2,970	172,904	174,629	1,725	—
Expiring 01/10/23	JPM	ZAR	34,830	2,022,531	2,047,920	25,389	—
Expiring 01/10/23	JPM	ZAR	742	42,624	43,628	1,004	—
Expiring 01/10/23	JPM	ZAR	742	42,582	43,628	1,046	—

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 01/10/23	JPM	ZAR	742	$42,633	$43,628	$995	$—
Expiring 03/15/23	HSBC	ZAR	13,619	781,000	796,402	15,402	—
Expiring 03/15/23	JPM	ZAR	129,946	7,447,198	7,598,855	151,657	—
Expiring 03/15/23	JPM	ZAR	11,395	653,072	666,371	13,299	—
South Korean Won,
Expiring 01/10/23	BARC	KRW	818,660	622,508	650,234	27,726	—
Expiring 01/10/23	BARC	KRW	809,610	600,267	643,045	42,778	—
Expiring 01/10/23	BARC	KRW	778,350	597,582	618,217	20,635	—
Expiring 01/10/23	BARC	KRW	645,780	513,503	512,921	—	(582)
Expiring 01/10/23	CITI	KRW	778,350	597,444	618,217	20,773	—
Expiring 03/15/23	BOA	KRW	519,425	395,000	413,219	18,219	—
Expiring 03/15/23	HSBC	KRW	511,029	389,000	406,540	17,540	—
Expiring 03/15/23	JPM	KRW	1,733,146	1,333,210	1,378,774	45,564	—
Expiring 03/15/23	JPM	KRW	538,603	414,316	428,476	14,160	—
Expiring 03/15/23	JPM	KRW	485,576	368,000	386,291	18,291	—
Swedish Krona,
Expiring 01/10/23	BOA	SEK	19,220	1,856,825	1,843,123	—	(13,702)
Expiring 01/10/23	BOA	SEK	6,290	605,344	603,187	—	(2,157)
Expiring 01/10/23	CITI	SEK	16,330	1,574,882	1,565,985	—	(8,897)
Expiring 01/10/23	JPM	SEK	6,390	628,729	612,776	—	(15,953)
Expiring 01/10/23	JPM	SEK	6,290	603,358	603,187	—	(171)
Expiring 01/10/23	JPM	SEK	6,290	610,958	603,186	—	(7,772)
Expiring 01/10/23	JPM	SEK	6,210	586,567	595,515	8,948	—
Expiring 01/10/23	JPM	SEK	1,550	146,095	148,639	2,544	—
Expiring 01/19/23	CITI	SEK	5,146	456,794	493,724	36,930	—
Swiss Franc,
Expiring 01/10/23	BARC	CHF	280	302,595	303,185	590	—
Expiring 01/10/23	BNP	CHF	1,165	1,253,160	1,261,466	8,306	—
Expiring 01/10/23	CITI	CHF	1,170	1,261,925	1,266,880	4,955	—
Expiring 01/10/23	CITI	CHF	1,160	1,259,498	1,256,053	—	(3,445)
Expiring 01/10/23	JPM	CHF	585	631,540	633,440	1,900	—
Expiring 01/10/23	JPM	CHF	140	147,606	151,592	3,986	—
Expiring 01/10/23	JPM	CHF	140	149,221	151,593	2,372	—
Expiring 01/10/23	JPM	CHF	75	81,363	81,210	—	(153)
Expiring 01/10/23	JPM	CHF	70	74,814	75,796	982	—
Expiring 01/10/23	MSC	CHF	580	620,034	628,026	7,992	—
Expiring 01/10/23	SSB	CHF	1,165	1,245,202	1,261,466	16,264	—
Expiring 01/10/23	SSB	CHF	585	628,705	633,440	4,735	—
Expiring 01/10/23	UAG	CHF	585	631,367	633,440	2,073	—
Expiring 01/10/23	UAG	CHF	560	592,947	606,370	13,423	—
Thai Baht,
Expiring 01/10/23	BARC	THB	12,610	366,818	364,477	—	(2,341)
Expiring 01/10/23	GSI	THB	3,290	95,003	95,094	91	—
Expiring 03/15/23	CITI	THB	47,878	1,382,000	1,392,612	10,612	—
Expiring 03/15/23	HSBC	THB	65,479	1,904,000	1,904,554	554	—
Expiring 03/15/23	HSBC	THB	57,047	1,642,000	1,659,313	17,313	—
Expiring 03/15/23	HSBC	THB	47,499	1,373,000	1,381,586	8,586	—
Expiring 03/15/23	MSI	THB	5,715	166,199	166,233	34	—
Turkish Lira,
Expiring 01/10/23	BARC	TRY	405	21,264	21,474	210	—

				$287,272,052	$295,247,847	8,366,593	(390,798)

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/10/23	BARC	AUD	4,983	$3,348,725	$3,394,235	$—	$(45,510)
Expiring 01/10/23	BNP	AUD	880	592,127	599,424	—	(7,297)
Expiring 01/10/23	BNP	AUD	340	229,978	231,596	—	(1,618)
Expiring 01/10/23	BOA	AUD	3,710	2,512,764	2,527,115	—	(14,351)
Expiring 01/10/23	BOA	AUD	880	589,618	599,424	—	(9,806)
Expiring 01/10/23	CITI	AUD	330	226,508	224,784	1,724	—
Expiring 01/10/23	GSI	AUD	1,830	1,223,419	1,246,528	—	(23,109)
Expiring 01/10/23	GSI	AUD	925	636,886	630,076	6,810	—
Expiring 01/10/23	GSI	AUD	695	465,925	473,409	—	(7,484)
Expiring 01/10/23	HSBC	AUD	2,790	1,869,219	1,900,445	—	(31,226)
Expiring 01/10/23	HSBC	AUD	1,830	1,224,654	1,246,528	—	(21,874)
Expiring 01/10/23	HSBC	AUD	1,765	1,184,460	1,202,253	—	(17,793)
Expiring 01/10/23	HSBC	AUD	1,765	1,185,365	1,202,253	—	(16,888)
Expiring 01/10/23	HSBC	AUD	925	621,485	630,076	—	(8,591)
Expiring 01/10/23	MSC	AUD	930	621,556	633,481	—	(11,925)
Expiring 01/10/23	MSC	AUD	860	580,386	585,800	—	(5,414)
Expiring 01/10/23	RBC	AUD	283	190,609	192,769	—	(2,160)
Expiring 01/10/23	TD	AUD	880	590,199	599,423	—	(9,224)
Expiring 01/19/23	HSBC	AUD	377	236,767	256,891	—	(20,124)
Expiring 01/19/23	JPM	AUD	521	347,936	355,023	—	(7,087)
Expiring 01/19/23	JPM	AUD	505	343,000	344,146	—	(1,146)
Expiring 01/19/23	MSI	AUD	517	347,000	352,120	—	(5,120)
Brazilian Real,
Expiring 01/04/23	CITI	BRL	2,328	446,174	440,445	5,729	—
Expiring 01/04/23	CITI	BRL	1,370	256,699	259,197	—	(2,498)
Expiring 01/04/23	MSC	BRL	2,328	450,988	440,444	10,544	—
Expiring 02/02/23	TD	BRL	4,442	839,000	835,789	3,211	—
British Pound,
Expiring 01/10/23	BARC	GBP	802	965,455	969,867	—	(4,412)
Expiring 01/10/23	BARC	GBP	572	691,165	691,726	—	(561)
Expiring 01/10/23	BARC	GBP	516	627,992	624,005	3,987	—
Expiring 01/10/23	BARC	GBP	506	624,486	611,911	12,575	—
Expiring 01/10/23	BARC	GBP	447	546,361	540,562	5,799	—
Expiring 01/10/23	BNP	GBP	12,271	14,674,864	14,839,452	—	(164,588)
Expiring 01/10/23	BNP	GBP	5,130	6,134,957	6,203,764	—	(68,807)
Expiring 01/10/23	BNP	GBP	516	628,997	624,004	4,993	—
Expiring 01/10/23	BNP	GBP	218	268,147	263,630	4,517	—
Expiring 01/10/23	GSI	GBP	1,008	1,231,373	1,218,985	12,388	—
Expiring 01/10/23	GSI	GBP	516	628,359	624,004	4,355	—
Expiring 01/10/23	GSI	GBP	491	588,705	593,772	—	(5,067)
Expiring 01/10/23	GSI	GBP	490	586,355	592,562	—	(6,207)
Expiring 01/10/23	GSI	GBP	391	466,346	472,840	—	(6,494)
Expiring 01/10/23	JPM	GBP	815	995,106	985,589	9,517	—
Expiring 01/10/23	JPM	GBP	491	587,009	593,771	—	(6,762)
Expiring 01/10/23	JPM	GBP	123	146,830	148,746	—	(1,916)
Expiring 01/10/23	JPM	GBP	122	146,426	147,536	—	(1,110)
Expiring 01/10/23	RBC	GBP	291	351,183	351,909	—	(726)
Expiring 01/10/23	SSB	GBP	3,349	4,092,337	4,049,981	42,356	—
Expiring 01/10/23	UAG	GBP	227	282,179	274,513	7,666	—
Expiring 01/12/23	MSI	GBP	3,673	4,395,858	4,442,210	—	(46,352)
Expiring 01/19/23	CITI	GBP	438	522,594	529,924	—	(7,330)
Expiring 01/19/23	JPM	GBP	229	264,344	276,978	—	(12,634)
Expiring 01/19/23	TD	GBP	10,657	11,868,349	12,891,333	—	(1,022,984)
Canadian Dollar,
Expiring 01/10/23	BARC	CAD	12,423	9,281,597	9,175,529	106,068	—

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 01/10/23	BNP	CAD	860	$628,259	$635,189	$—	$(6,930)
Expiring 01/10/23	BNP	CAD	400	295,749	295,437	312	—
Expiring 01/10/23	GSI	CAD	4,255	3,121,916	3,142,709	—	(20,793)
Expiring 01/10/23	GSI	CAD	2,570	1,883,757	1,898,182	—	(14,425)
Expiring 01/10/23	GSI	CAD	1,600	1,185,633	1,181,747	3,886	—
Expiring 01/10/23	GSI	CAD	800	591,558	590,873	685	—
Expiring 01/10/23	SSB	CAD	2,490	1,838,356	1,839,095	—	(739)
Chilean Peso,
Expiring 01/10/23	BOA	CLP	196,200	213,087	231,057	—	(17,970)
Expiring 01/10/23	CITI	CLP	88,000	98,842	103,634	—	(4,792)
Expiring 01/10/23	DB	CLP	144,900	162,955	170,642	—	(7,687)
Expiring 01/10/23	MSC	CLP	92,210	102,821	108,592	—	(5,771)
Expiring 03/15/23	BARC	CLP	965,903	1,111,268	1,127,351	—	(16,083)
Expiring 03/15/23	MSI	CLP	743,642	845,000	867,940	—	(22,940)
Expiring 03/15/23	MSI	CLP	346,716	393,000	404,669	—	(11,669)
Chinese Renminbi,
Expiring 01/10/23	HSBC	CNH	4,750	660,879	686,992	—	(26,113)
Expiring 01/10/23	HSBC	CNH	2,507	348,805	362,587	—	(13,782)
Expiring 02/23/23	CITI	CNH	87,815	12,583,639	12,744,089	—	(160,450)
Expiring 02/23/23	CITI	CNH	35,817	5,132,489	5,197,932	—	(65,443)
Expiring 02/23/23	JPM	CNH	1,702	242,000	246,984	—	(4,984)
Expiring 02/23/23	MSI	CNH	997	143,849	144,686	—	(837)
Colombian Peso,
Expiring 01/10/23	BNP	COP	1,031,633	210,179	212,359	—	(2,180)
Expiring 01/10/23	BNP	COP	569,727	116,073	117,277	—	(1,204)
Expiring 03/15/23	MSI	COP	4,445,038	901,000	903,716	—	(2,716)
Czech Koruna,
Expiring 01/10/23	BNP	CZK	13,180	557,388	582,817	—	(25,429)
Expiring 01/10/23	BNP	CZK	781	33,029	34,536	—	(1,507)
Expiring 01/10/23	CITI	CZK	8,690	372,375	384,270	—	(11,895)
Expiring 01/10/23	CITI	CZK	7,850	337,854	347,125	—	(9,271)
Expiring 01/19/23	BARC	CZK	38,596	1,516,000	1,705,724	—	(189,724)
Expiring 01/19/23	BOA	CZK	85,289	3,350,644	3,769,302	—	(418,658)
Expiring 01/19/23	GSI	CZK	109,886	4,319,789	4,856,353	—	(536,564)
Expiring 01/19/23	HSBC	CZK	102,799	4,036,968	4,543,153	—	(506,185)
Danish Krone,
Expiring 01/10/23	UAG	DKK	2,843	402,002	409,608	—	(7,606)
Euro,
Expiring 01/10/23	BARC	EUR	588	619,246	629,914	—	(10,668)
Expiring 01/10/23	BARC	EUR	461	490,058	493,861	—	(3,803)
Expiring 01/10/23	BNP	EUR	1,527	1,577,516	1,635,848	—	(58,332)
Expiring 01/10/23	BOA	EUR	1,703	1,764,376	1,824,394	—	(60,018)
Expiring 01/10/23	BOA	EUR	1,703	1,765,568	1,824,393	—	(58,825)
Expiring 01/10/23	BOA	EUR	589	624,581	630,985	—	(6,404)
Expiring 01/10/23	CITI	EUR	2,972	3,135,635	3,183,850	—	(48,215)
Expiring 01/10/23	DB	EUR	91,232	95,054,165	97,735,222	—	(2,681,057)
Expiring 01/10/23	DB	EUR	1,194	1,261,534	1,279,111	—	(17,577)
Expiring 01/10/23	GSI	EUR	592	627,905	634,199	—	(6,294)
Expiring 01/10/23	JPM	EUR	2,352	2,478,738	2,519,656	—	(40,918)
Expiring 01/10/23	JPM	EUR	1,178	1,252,450	1,261,971	—	(9,521)
Expiring 01/10/23	JPM	EUR	1,178	1,254,571	1,261,970	—	(7,399)
Expiring 01/10/23	JPM	EUR	1,178	1,249,528	1,261,970	—	(12,442)
Expiring 01/10/23	JPM	EUR	1,178	1,249,057	1,261,971	—	(12,914)
Expiring 01/10/23	JPM	EUR	1,176	1,239,957	1,259,828	—	(19,871)
Expiring 01/10/23	JPM	EUR	589	620,456	630,986	—	(10,530)

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/10/23	JPM	EUR	569	$592,590	$609,560	$—	$(16,970)
Expiring 01/10/23	JPM	EUR	564	589,927	604,203	—	(14,276)
Expiring 01/10/23	JPM	EUR	276	295,815	295,673	142	—
Expiring 01/10/23	JPM	EUR	141	147,827	151,051	—	(3,224)
Expiring 01/10/23	JPM	EUR	40	42,289	42,852	—	(563)
Expiring 01/10/23	JPM	EUR	40	42,269	42,852	—	(583)
Expiring 01/10/23	JPM	EUR	40	42,269	42,852	—	(583)
Expiring 01/10/23	MSC	EUR	1,178	1,253,888	1,261,971	—	(8,083)
Expiring 01/10/23	MSC	EUR	597	631,314	639,556	—	(8,242)
Expiring 01/10/23	MSC	EUR	595	617,401	637,413	—	(20,012)
Expiring 01/10/23	MSC	EUR	300	316,959	321,385	—	(4,426)
Expiring 01/10/23	RBC	EUR	732	779,954	784,179	—	(4,225)
Expiring 01/10/23	SSB	EUR	592	629,140	634,199	—	(5,059)
Expiring 01/10/23	SSB	EUR	560	584,395	599,918	—	(15,523)
Expiring 01/10/23	SSB	EUR	217	225,513	232,469	—	(6,956)
Expiring 01/10/23	UAG	EUR	592	629,144	634,199	—	(5,055)
Expiring 01/10/23	UAG	EUR	589	626,584	630,985	—	(4,401)
Expiring 01/10/23	UAG	EUR	370	390,437	396,375	—	(5,938)
Expiring 01/12/23	BNP	EUR	1,264	1,310,372	1,354,480	—	(44,108)
Expiring 01/12/23	HSBC	EUR	508	540,529	544,474	—	(3,945)
Expiring 01/12/23	HSBC	EUR	224	239,063	240,085	—	(1,022)
Expiring 01/12/23	JPM	EUR	472	492,173	505,274	—	(13,101)
Expiring 01/19/23	BNP	EUR	53,212	52,261,102	57,040,761	—	(4,779,659)
Expiring 01/19/23	CITI	EUR	1,605	1,659,037	1,720,378	—	(61,341)
Expiring 01/19/23	CITI	EUR	745	791,825	798,609	—	(6,784)
Expiring 01/19/23	DB	EUR	35,474	34,534,756	38,027,173	—	(3,492,417)
Expiring 01/19/23	JPM	EUR	151	150,269	161,914	—	(11,645)
Hungarian Forint,
Expiring 01/10/23	DB	HUF	57,700	146,082	154,139	—	(8,057)
Expiring 01/10/23	DB	HUF	13,015	32,951	34,768	—	(1,817)
Expiring 01/19/23	GSI	HUF	197,277	460,981	525,605	—	(64,624)
Indian Rupee,
Expiring 01/10/23	BOA	INR	13,560	164,309	163,826	483	—
Expiring 01/10/23	CITI	INR	25,640	310,976	309,770	1,206	—
Expiring 03/15/23	JPM	INR	123,826	1,497,000	1,488,873	8,127	—
Indonesian Rupiah,
Expiring 01/10/23	SCS	IDR	19,399,507	1,232,419	1,246,932	—	(14,513)
Expiring 01/10/23	SCS	IDR	1,977,000	125,596	127,075	—	(1,479)
Israeli Shekel,
Expiring 01/10/23	HSBC	ILS	2,158	627,512	614,167	13,345	—
Expiring 01/10/23	HSBC	ILS	1,755	510,326	499,473	10,853	—
Japanese Yen,
Expiring 01/10/23	BARC	JPY	245,700	1,781,907	1,874,933	—	(93,026)
Expiring 01/10/23	BARC	JPY	85,800	654,193	654,739	—	(546)
Expiring 01/10/23	BARC	JPY	85,700	629,820	653,975	—	(24,155)
Expiring 01/10/23	BARC	JPY	42,900	326,129	327,370	—	(1,241)
Expiring 01/10/23	BARC	JPY	34,600	262,181	264,032	—	(1,851)
Expiring 01/10/23	BNP	JPY	338,100	2,472,969	2,580,035	—	(107,066)
Expiring 01/10/23	BNP	JPY	85,800	635,062	654,739	—	(19,677)
Expiring 01/10/23	BOA	JPY	165,000	1,248,194	1,259,112	—	(10,918)
Expiring 01/10/23	BOA	JPY	128,600	945,480	981,344	—	(35,864)
Expiring 01/10/23	BOA	JPY	82,500	624,196	629,556	—	(5,360)
Expiring 01/10/23	GSI	JPY	86,000	655,865	656,264	—	(399)
Expiring 01/10/23	HSBC	JPY	173,400	1,274,016	1,323,212	—	(49,196)
Expiring 01/10/23	HSBC	JPY	86,700	637,388	661,607	—	(24,219)

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/10/23	HSBC	JPY	85,700	$629,786	$653,975	$—	$(24,189)
Expiring 01/10/23	HSBC	JPY	81,900	593,736	624,977	—	(31,241)
Expiring 01/10/23	HSBC	JPY	81,900	620,130	624,978	—	(4,848)
Expiring 01/10/23	HSBC	JPY	81,400	586,935	621,162	—	(34,227)
Expiring 01/10/23	JPM	JPY	82,800	624,426	631,845	—	(7,419)
Expiring 01/10/23	MSC	JPY	2,550,710	18,540,775	19,464,425	—	(923,650)
Expiring 01/10/23	MSC	JPY	169,200	1,249,862	1,291,162	—	(41,300)
Expiring 01/10/23	SSB	JPY	81,900	594,109	624,978	—	(30,869)
Expiring 01/10/23	SSB	JPY	81,700	591,716	623,451	—	(31,735)
Expiring 01/10/23	TD	JPY	30,962	235,020	236,271	—	(1,251)
Expiring 01/10/23	UAG	JPY	51,055	382,501	389,600	—	(7,099)
Expiring 01/10/23	UAG	JPY	28,674	211,286	218,811	—	(7,525)
Expiring 01/17/23	BMO	JPY	900,950	6,261,301	6,881,603	—	(620,302)
Expiring 01/19/23	JPM	JPY	192,374	1,399,000	1,469,782	—	(70,782)
Expiring 01/19/23	JPM	JPY	100,513	731,000	767,942	—	(36,942)
Expiring 01/19/23	TD	JPY	191,144	1,386,000	1,460,379	—	(74,379)
Expiring 01/30/23	UAG	JPY	429,550	3,160,678	3,286,715	—	(126,037)
Malaysian Ringgit,
Expiring 01/10/23	HSBC	MYR	6,400	1,421,685	1,462,857	—	(41,172)
Expiring 01/10/23	HSBC	MYR	348	78,915	79,543	—	(628)
Mexican Peso,
Expiring 01/10/23	BOA	MXN	7,120	370,717	364,633	6,084	—
Expiring 01/10/23	BOA	MXN	5,530	283,588	283,205	383	—
Expiring 01/10/23	CITI	MXN	7,090	364,255	363,097	1,158	—
Expiring 01/10/23	GSI	MXN	14,190	728,383	726,706	1,677	—
Expiring 01/10/23	UAG	MXN	16,185	828,911	828,875	36	—
Expiring 03/15/23	CITI	MXN	95,926	4,915,631	4,855,142	60,489	—
New Taiwanese Dollar,
Expiring 01/10/23	BNP	TWD	5,245	169,511	170,979	—	(1,468)
Expiring 03/15/23	GSI	TWD	61,796	2,004,000	2,026,971	—	(22,971)
Expiring 03/15/23	JPM	TWD	217,770	7,233,674	7,143,095	90,579	—
New Zealand Dollar,
Expiring 01/10/23	BARC	NZD	9,811	6,112,351	6,229,985	—	(117,634)
Expiring 01/10/23	BARC	NZD	2,739	1,706,424	1,739,265	—	(32,841)
Expiring 01/10/23	BNP	NZD	1,536	976,795	975,360	1,435	—
Expiring 01/10/23	BNP	NZD	950	590,161	603,250	—	(13,089)
Expiring 01/10/23	BNP	NZD	320	203,704	203,200	504	—
Expiring 01/10/23	CITI	NZD	1,945	1,250,172	1,235,075	15,097	—
Expiring 01/10/23	CITI	NZD	990	627,637	628,650	—	(1,013)
Expiring 01/10/23	CITI	NZD	569	355,279	361,315	—	(6,036)
Expiring 01/10/23	GSI	NZD	990	629,724	628,650	1,074	—
Expiring 01/10/23	HSBC	NZD	2,900	1,840,253	1,841,500	—	(1,247)
Expiring 01/10/23	JPM	NZD	1,945	1,247,329	1,235,075	12,254	—
Expiring 01/10/23	JPM	NZD	990	629,536	628,650	886	—
Expiring 01/10/23	JPM	NZD	980	620,752	622,300	—	(1,548)
Expiring 01/10/23	JPM	NZD	975	621,368	619,125	2,243	—
Expiring 01/10/23	JPM	NZD	950	591,214	603,250	—	(12,036)
Expiring 01/10/23	MSC	NZD	1,945	1,240,291	1,235,074	5,217	—
Expiring 01/10/23	MSC	NZD	1,945	1,232,158	1,235,075	—	(2,917)
Expiring 01/10/23	MSC	NZD	168	107,860	106,680	1,180	—
Expiring 01/10/23	SCS	NZD	638	405,857	405,130	727	—
Expiring 01/10/23	SSB	NZD	710	442,557	450,850	—	(8,293)
Expiring 01/10/23	UAG	NZD	1,409	897,075	894,715	2,360	—
Expiring 01/10/23	UAG	NZD	168	107,334	106,680	654	—

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone,
Expiring 01/10/23	BOA	NOK	3,971	$399,461	$405,526	$—	$(6,065)
Expiring 01/10/23	CITI	NOK	15,370	1,555,668	1,569,614	—	(13,946)
Expiring 01/10/23	CITI	NOK	6,120	626,177	624,986	1,191	—
Expiring 01/10/23	CITI	NOK	3,990	399,446	407,467	—	(8,021)
Expiring 01/10/23	CITI	NOK	2,180	223,944	222,626	1,318	—
Expiring 01/10/23	CITI	NOK	571	57,138	58,312	—	(1,174)
Expiring 01/10/23	JPM	NOK	5,870	589,102	599,455	—	(10,353)
Expiring 01/10/23	JPM	NOK	2,300	234,727	234,880	—	(153)
Expiring 01/10/23	MSC	NOK	3,282	327,274	335,164	—	(7,890)
Expiring 01/10/23	UAG	NOK	2,599	260,191	265,414	—	(5,223)
Expiring 01/10/23	UAG	NOK	2,220	227,484	226,711	773	—
Peruvian Nuevo Sol,
Expiring 01/10/23	CITI	PEN	428	110,571	112,586	—	(2,015)
Philippine Peso,
Expiring 03/15/23	CITI	PHP	72,535	1,278,000	1,299,557	—	(21,557)
Expiring 03/15/23	JPM	PHP	86,260	1,540,000	1,545,449	—	(5,449)
Expiring 03/15/23	MSI	PHP	384,663	6,780,594	6,891,690	—	(111,096)
Polish Zloty,
Expiring 01/10/23	BARC	PLN	1,655	365,528	377,428	—	(11,900)
Expiring 01/10/23	DB	PLN	2,245	488,097	511,979	—	(23,882)
Expiring 01/10/23	MSC	PLN	1,640	359,523	374,007	—	(14,484)
Expiring 01/19/23	BOA	PLN	5,026	1,113,238	1,145,290	—	(32,052)
Expiring 01/19/23	CITI	PLN	3,763	850,000	857,481	—	(7,481)
Expiring 01/19/23	GSI	PLN	6,919	1,547,000	1,576,542	—	(29,542)
Expiring 01/19/23	GSI	PLN	4,622	1,032,000	1,053,147	—	(21,147)
Expiring 01/19/23	JPM	PLN	4,498	1,018,000	1,024,849	—	(6,849)
Expiring 01/19/23	MSI	PLN	3,855	853,000	878,389	—	(25,389)
Romanian Leu,
Expiring 01/10/23	UAG	RON	633	135,050	137,060	—	(2,010)
Singapore Dollar,
Expiring 01/10/23	BNP	SGD	240	177,224	179,233	—	(2,009)
Expiring 01/10/23	JPM	SGD	1,146	827,425	855,840	—	(28,415)
Expiring 01/10/23	JPM	SGD	470	346,044	350,999	—	(4,955)
Expiring 01/10/23	JPM	SGD	410	303,003	306,190	—	(3,187)
South African Rand,
Expiring 01/10/23	BOA	ZAR	6,280	365,595	369,249	—	(3,654)
Expiring 01/10/23	GSI	ZAR	6,450	372,035	379,245	—	(7,210)
Expiring 01/10/23	GSI	ZAR	6,280	365,967	369,248	—	(3,281)
Expiring 01/10/23	GSI	ZAR	6,210	361,572	365,133	—	(3,561)
South Korean Won,
Expiring 01/10/23	BARC	KRW	400,590	311,561	318,175	—	(6,614)
Expiring 01/10/23	BNP	KRW	5,192,605	3,895,457	4,124,309	—	(228,852)
Expiring 01/10/23	BNP	KRW	286,160	214,675	227,287	—	(12,612)
Expiring 01/10/23	BOA	KRW	1,581,790	1,191,241	1,256,361	—	(65,120)
Expiring 01/10/23	CITI	KRW	826,280	633,991	656,286	—	(22,295)
Expiring 01/10/23	SCS	KRW	100,890	77,557	80,134	—	(2,577)
Expiring 03/15/23	BARC	KRW	504,596	394,000	401,422	—	(7,422)
Expiring 03/15/23	CITI	KRW	512,669	393,000	407,844	—	(14,844)
Expiring 03/15/23	JPM	KRW	612,139	477,000	486,976	—	(9,976)
Expiring 03/15/23	JPM	KRW	512,631	395,000	407,815	—	(12,815)
Swedish Krona,
Expiring 01/10/23	BNP	SEK	3,471	335,765	332,856	2,909	—
Expiring 01/10/23	BNP	SEK	2,900	272,738	278,099	—	(5,361)
Expiring 01/10/23	BNP	SEK	652	63,071	62,525	546	—
Expiring 01/10/23	CITI	SEK	25,820	2,491,525	2,476,038	15,487	—

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 01/10/23	JPM	SEK	19,220	$1,861,699	$1,843,124	$18,575	$—
Expiring 01/10/23	JPM	SEK	6,410	619,977	614,695	5,282	—
Expiring 01/10/23	JPM	SEK	1,800	175,652	172,613	3,039	—
Swiss Franc,
Expiring 01/10/23	BARC	CHF	580	619,204	628,026	—	(8,822)
Expiring 01/10/23	BARC	CHF	75	80,753	81,210	—	(457)
Expiring 01/10/23	BNP	CHF	2,094	2,232,852	2,267,391	—	(34,539)
Expiring 01/10/23	BNP	CHF	1,342	1,430,987	1,453,122	—	(22,135)
Expiring 01/10/23	BNP	CHF	1,120	1,193,472	1,212,740	—	(19,268)
Expiring 01/10/23	BOA	CHF	575	623,482	622,612	870	—
Expiring 01/10/23	BOA	CHF	70	75,425	75,797	—	(372)
Expiring 01/10/23	CITI	CHF	580	622,913	628,026	—	(5,113)
Expiring 01/10/23	CITI	CHF	575	623,027	622,612	415	—
Expiring 01/10/23	GSI	CHF	590	632,430	638,854	—	(6,424)
Expiring 01/10/23	JPM	CHF	1,175	1,261,768	1,272,294	—	(10,526)
Expiring 01/10/23	JPM	CHF	140	148,742	151,593	—	(2,851)
Expiring 01/10/23	JPM	CHF	70	75,308	75,796	—	(488)
Expiring 01/10/23	RBC	CHF	230	245,962	249,045	—	(3,083)
Expiring 01/10/23	RBC	CHF	167	178,751	180,828	—	(2,077)
Expiring 01/10/23	SSB	CHF	1,160	1,250,159	1,256,052	—	(5,893)
Expiring 01/10/23	SSB	CHF	580	624,440	628,026	—	(3,586)
Expiring 01/19/23	CITI	CHF	545	553,363	590,763	—	(37,400)
Expiring 01/19/23	CITI	CHF	479	486,218	519,080	—	(32,862)
Thai Baht,
Expiring 01/10/23	BARC	THB	21,300	594,881	615,652	—	(20,771)
Expiring 01/10/23	BARC	THB	760	21,226	21,967	—	(741)
Expiring 03/15/23	CITI	THB	40,594	1,174,000	1,180,737	—	(6,737)
Expiring 03/15/23	CITI	THB	38,736	1,082,000	1,126,690	—	(44,690)
Expiring 03/15/23	GSI	THB	222,012	6,334,153	6,457,593	—	(123,440)
Expiring 03/15/23	GSI	THB	24,004	669,000	698,208	—	(29,208)

				$505,195,583	$524,037,951	535,720	(19,378,088)

						$8,902,313	$(19,768,886)

Cross currency exchange contracts outstanding at December 31, 2022:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/19/23	Buy	AUD	532	EUR	343	$—	$(4,915)	JPM
01/19/23	Buy	CZK	8,608	EUR	352	3,474	—	MSI
01/19/23	Buy	CZK	10,237	EUR	418	4,186	—	MSI
01/19/23	Buy	CZK	21,074	EUR	860	9,389	—	GSI
01/19/23	Buy	CZK	22,456	EUR	908	19,515	—	BOA
01/19/23	Buy	CZK	24,556	EUR	1,001	11,896	—	HSBC
01/19/23	Buy	CZK	34,061	EUR	1,375	31,030	—	GSI
01/19/23	Buy	CZK	37,690	EUR	1,532	23,462	—	HSBC
01/19/23	Buy	CZK	37,913	EUR	1,531	34,904	—	BOA
01/19/23	Buy	CZK	41,997	EUR	1,715	17,624	—	GSI
01/19/23	Buy	EUR	246	HUF	101,223	—	(6,508)	GSI
01/19/23	Buy	EUR	340	HUF	139,002	—	(6,386)	MSI
01/19/23	Buy	EUR	342	PLN	1,629	—	(4,468)	HSBC
01/19/23	Buy	EUR	399	HUF	163,253	—	(6,841)	MSI
01/19/23	Buy	EUR	489	HUF	204,140	—	(20,061)	MSI

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Cross currency exchange contracts outstanding at December 31, 2022 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts (cont’d.):
01/19/23	Buy	EUR	500	HUF	208,235	$—	$(18,678)	BARC
01/19/23	Buy	EUR	665	HUF	273,481	—	(15,264)	GSI
01/19/23	Buy	EUR	676	HUF	283,204	—	(29,947)	MSI
01/19/23	Buy	EUR	780	HUF	323,711	—	(26,550)	MSI
01/19/23	Buy	EUR	818	CZK	20,032	—	(8,671)	HSBC
01/19/23	Buy	EUR	1,452	PLN	6,889	—	(13,053)	CITI
01/19/23	Buy	HUF	253,781	EUR	600	33,402	—	BOA
01/19/23	Buy	HUF	328,444	EUR	772	47,414	—	MSI
01/19/23	Buy	PLN	2,666	EUR	556	11,232	—	MSI
01/19/23	Buy	PLN	3,231	EUR	671	17,169	—	BOA
01/19/23	Buy	PLN	5,893	EUR	1,210	45,351	—	BOA

						$310,048	$(161,342)

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	03/20/23	1.000%(Q)	1,520	$198,712	$184,179	$14,533	BARC
Gazprom PAO	06/20/24	1.000%(Q)	606	204,120	285,599	(81,479)	BARC

				$402,832	$469,778	$(66,946)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Hellenic Republic	12/20/28	1.000%(Q)	1,200	1.551%	$(33,266)	$(9,769)	$(23,497)	JPM
International Bank for Reconstruction & Development	06/20/23	0.250%(Q)	10,270	0.149%	5,708	4,772	936	BOA
International Bank for Reconstruction & Development	06/20/23	0.250%(Q)	2,000	0.149%	1,111	929	182	BOA
Republic of Estonia	12/20/26	1.000%(Q)	240	1.365%	(3,070)	1,805	(4,875)	JPM
Republic of Poland	06/20/24	1.000%(Q)	500	0.728%	2,103	571	1,532	BNP

					$(27,414)	$(1,692)	$(25,722)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.38.V1	06/20/27	1.000%(Q)	19,140	$(134,485)	$(207,181)	$(72,696)

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Credit default swap agreements outstanding at December 31, 2022: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.39.V1	12/20/27	5.000	%(Q)	8,500	4.849%	$7,389	$63,671	$56,282
CDX.NA.IG.39.V1	12/20/27	1.000	%(Q)	72,230	0.819%	463,038	599,755	136,717

						$470,427	$663,426	$192,999

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2022:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	2,208	09/18/27	3.500%(Q)	3 Month BBSW(2)(Q)/ 3.265%	$288	$(23,802)	$(24,090)
AUD	2,537	06/21/28	3.781%(S)	6 Month BBSW(2)(S)/ 3.765%	2,376	(43,759)	(46,135)
AUD	3,755	12/03/31	2.750%(S)	6 Month BBSW(2)(S)/ 3.765%	333,920	(334,727)	(668,647)
AUD	1,145	12/03/32	2.850%(S)	6 Month BBSW(1)(S)/ 3.765%	83,903	107,217	23,314
AUD	1,449	12/15/32	4.219%(S)	6 Month BBSW(2)(S)/ 3.765%	(8,643)	(24,800)	(16,157)
AUD	610	06/21/33	3.969%(S)	6 Month BBSW(2)(S)/ 3.765%	877	(21,388)	(22,265)
CAD	3,380	12/03/23	2.450%(S)	3 Month CDOR(2)(S)/ 4.935%	39,231	(61,118)	(100,349)
CAD	2,940	12/03/26	2.550%(S)	3 Month CDOR(2)(S)/ 4.935%	107,133	(108,732)	(215,865)
CAD	2,082	06/19/27	2.219%(S)	3 Month CDOR(1)(S)/ 4.935%	29,681	44,543	14,862
CAD	2,222	06/21/28	3.344%(S)	3 Month CDOR(1)(S)/ 4.935%	(16,868)	16,864	33,732
CAD	2,030	12/03/32	2.700%(S)	3 Month CDOR(2)(S)/ 4.935%	(87,670)	(131,214)	(43,544)
CAD	1,251	12/15/32	3.500%(S)	3 Month CDOR(2)(S)/ 4.935%	4,651	(7,593)	(12,244)
CAD	530	06/21/33	3.375%(S)	3 Month CDOR(1)(S)/ 4.935%	(6,734)	9,652	16,386
CAD	1,340	12/03/41	2.800%(S)	3 Month CDOR(2)(S)/ 4.935%	120,014	(152,039)	(272,053)
CAD	440	12/03/42	2.800%(S)	3 Month CDOR(1)(S)/ 4.935%	47,438	51,426	3,988
CAD	2,030	12/03/50	2.800%(S)	3 Month CDOR(2)(S)/ 4.935%	218,340	(240,979)	(459,319)
CAD	520	12/03/51	2.800%(S)	3 Month CDOR(1)(S)/ 4.935%	63,230	61,049	(2,181)
CHF	1,500	08/10/31	(0.220)%(A)	1 Day SARON(2)(A)/ 0.942%	—	(294,978)	(294,978)

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CLP	264,250	08/12/26	3.620%(S)	1 Day CLOIS(2)(S)/ 11.250%	$—	$(27,246)	$(27,246)
CNH	81,245	08/12/26	2.490%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	(88)	(65,609)	(65,521)
CNH	114,685	08/20/26	2.440%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	(362)	(121,915)	(121,553)
CNH	6,509	09/21/27	2.341%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(17,437)	(17,437)
CNH	2,676	12/21/27	2.498%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(5,743)	(5,743)
CNH	13,105	12/21/27	2.595%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(16,319)	(16,319)
CNH	18,430	03/15/28	2.830%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	2,040	2,040
CNH	170,465	03/15/28	2.870%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	63,420	63,420
CNH	9,303	03/15/28	2.891%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	4,668	4,668
COP	851,000	08/12/31	5.910%(Q)	1 Day COOIS(2)(Q)/ 11.144%	—	(36,968)	(36,968)
CZK	25,000	08/12/26	2.062%(A)	6 Month PRIBOR(2)(S)/ 7.260%	—	(149,281)	(149,281)
DKK	3,200	04/08/32	1.581%(A)	6 Month CIBOR(2)(S)/ 2.947%	(21,095)	(60,584)	(39,489)
EUR	33,065	11/23/24	(0.046)%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(1,208,107)	(1,208,107)
EUR	16,945	12/02/24	(0.285)%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(1,248,839)	(1,248,839)
EUR	1,207	06/18/28	2.406%(A)	6 Month EURIBOR(2)(S)/ 2.693%	1,476	(24,585)	(26,061)
EUR	802	06/21/28	2.594%(A)	6 Month EURIBOR(2)(S)/ 2.693%	1,567	(26,294)	(27,861)
EUR	373	06/21/33	2.562%(A)	6 Month EURIBOR(2)(S)/ 2.693%	974	(22,105)	(23,079)
EUR	925	11/24/41	0.565%(A)	6 Month EURIBOR(1)(S)/ 2.693%	—	140,955	140,955
EUR	925	11/24/41	0.600%(A)	3 Month EURIBOR(2)(Q)/ 2.132%	—	(150,264)	(150,264)
EUR	2,243	11/25/41	0.629%(A)	6 Month EURIBOR(1)(S)/ 2.693%	—	331,504	331,504
EUR	2,243	11/25/41	0.663%(A)	3 Month EURIBOR(2)(Q)/ 2.132%	—	(354,308)	(354,308)
EUR	2,165	02/17/42	0.536%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(804,357)	(804,357)
EUR	1,140	03/22/42	1.257%(A)	6 Month EURIBOR(1)(S)/ 2.693%	—	113,315	113,315
EUR	1,140	03/22/42	1.310%(A)	3 Month EURIBOR(2)(Q)/ 2.132%	—	(123,585)	(123,585)
GBP	1,780	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 3.428%	(65,128)	228,853	293,981
GBP	5,750	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 3.428%	(79,656)	739,270	818,926
GBP	1,430	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 3.428%	153,312	219,652	66,340
GBP	1,250	12/18/27	2.313%(A)	1 Day SONIA(1)(A)/ 3.428%	10,633	58,428	47,795
GBP	1,340	05/08/28	1.100%(A)	1 Day SONIA(1)(A)/ 3.428%	202,892	249,796	46,904
GBP	696	06/21/28	3.625%(A)	1 Day SONIA(2)(A)/ 3.428%	448	(14,881)	(15,329)
GBP	3,040	05/08/29	1.100%(A)	1 Day SONIA(2)(A)/ 3.428%	(371,060)	(565,508)	(194,448)
GBP	3,932	12/07/30	1.009%(A)	1 Day SONIA(2)(A)/ 3.428%	—	(904,144)	(904,144)
GBP	12,530	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/ 3.428%	(965,491)	2,887,855	3,853,346
GBP	595	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/ 3.428%	(13,710)	137,132	150,842
GBP	886	12/15/32	2.031%(A)	1 Day SONIA(1)(A)/ 3.428%	13,104	52,214	39,110
GBP	343	06/21/33	3.219%(A)	1 Day SONIA(1)(A)/ 3.428%	(519)	16,500	17,019
GBP	3,380	05/08/37	1.200%(A)	1 Day SONIA(1)(A)/ 3.428%	1,083,383	1,162,162	78,779
GBP	590	05/08/38	1.200%(A)	1 Day SONIA(2)(A)/ 3.428%	(174,931)	(204,683)	(29,752)
GBP	1,240	05/08/41	1.250%(A)	1 Day SONIA(2)(A)/ 3.428%	182,540	(486,288)	(668,828)
GBP	1,045	05/08/42	1.250%(A)	1 Day SONIA(1)(A)/ 3.428%	57,189	422,842	365,653
GBP	3,880	05/08/46	1.250%(A)	1 Day SONIA(2)(A)/ 3.428%	701,894	(1,739,448)	(2,441,342)
GBP	305	05/08/52	1.250%(A)	1 Day SONIA(1)(A)/ 3.428%	44,587	151,829	107,242
HUF	100,000	08/10/31	2.748%(A)	6 Month BUBOR(2)(S)/ 15.750%	—	(115,864)	(115,864)
ILS	1,275	08/12/31	1.120%(A)	3 Month TELBOR(2)(Q)/ 3.696%	—	(66,979)	(66,979)
JPY	970,000	07/08/23	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	3,219	(2,675)	(5,894)
JPY	395,000	07/08/24	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	(4,517)	(10,945)	(6,428)
JPY	646,000	07/08/26	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	12,350	(86,844)	(99,194)
JPY	150,000	07/08/27	(0.050)%(A)	1 Day TONAR(1)(A)/ (0.022)%	15,106	30,820	15,714
JPY	154,086	06/18/28	0.469%(A)	1 Day TONAR(2)(A)/ (0.022)%	229	(14,737)	(14,966)
JPY	875,000	07/08/28	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	7,829	(251,116)	(258,945)
JPY	100,000	07/08/29	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	(18,324)	(37,428)	(19,104)

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	597,500	07/08/31	0.000%(A)	1 Day TONAR(2)(A)/ (0.022)%	$10,791	$(312,864)	$(323,655)
JPY	19,935	07/08/32	0.050%(A)	1 Day TONAR(1)(A)/ (0.022)%	6,247	11,564	5,317
JPY	47,016	06/21/33	0.688%(A)	1 Day TONAR(2)(A)/ (0.022)%	1,279	(9,812)	(11,091)
JPY	735,000	07/08/35	0.100%(A)	1 Day TONAR(2)(A)/ (0.022)%	18,435	(605,377)	(623,812)
JPY	52,000	07/08/37	0.150%(A)	1 Day TONAR(2)(A)/ (0.022)%	(33,763)	(50,492)	(16,729)
JPY	361,000	07/08/41	0.250%(A)	1 Day TONAR(2)(A)/ (0.022)%	10,157	(450,679)	(460,836)
JPY	25,000	07/08/44	0.350%(A)	1 Day TONAR(2)(A)/ (0.022)%	(25,043)	(33,957)	(8,914)
JPY	335,000	07/08/46	0.350%(A)	1 Day TONAR(2)(A)/ (0.022)%	42,948	(503,026)	(545,974)
JPY	330,500	07/08/51	0.450%(A)	1 Day TONAR(2)(A)/ (0.022)%	39,066	(535,117)	(574,183)
JPY	60,000	07/08/52	0.450%(A)	1 Day TONAR(1)(A)/ (0.022)%	74,035	100,271	26,236
KRW	3,880,000	08/13/31	1.630%(Q)	3 Month KWCDC(2)(Q)/ 3.980%	—	(445,381)	(445,381)
MXN	19,550	08/02/28	6.740%(M)	28 Day Mexican Interbank Rate(2)(M)/ 10.770%	(49)	(90,062)	(90,013)
NOK	20,182	03/15/28	3.531%(A)	6 Month NIBOR(1)(S)/ 3.510%	1,287	(28,215)	(29,502)
NOK	1,975	08/10/31	1.460%(A)	6 Month NIBOR(2)(S)/ 3.510%	—	(28,330)	(28,330)
NOK	9,576	12/15/32	3.219%(A)	6 Month NIBOR(2)(S)/ 3.510%	1,492	(2,675)	(4,167)
NOK	4,073	06/21/33	3.156%(A)	6 Month NIBOR(1)(S)/ 3.510%	(4,952)	3,070	8,022
NZD	1,421	03/15/28	4.094%(S)	3 Month BBR(1)(Q)/ 4.650%	16,908	30,063	13,155
NZD	2,263	03/19/28	4.344%(S)	3 Month BBR(1)(Q)/ 4.650%	2,190	3,920	1,730
NZD	695	08/10/31	1.876%(S)	3 Month BBR(2)(Q)/ 4.650%	—	(89,794)	(89,794)
PLN	1,560	08/10/31	1.665%(A)	6 Month WIBOR(2)(S)/ 7.140%	—	(107,167)	(107,167)
SEK	12,683	12/18/27	2.906%(A)	3 Month STIBOR(2)(Q)/ 2.701%	8,056	(6,448)	(14,504)
SEK	8,550	06/21/28	2.688%(A)	3 Month STIBOR(2)(Q)/ 2.701%	784	(21,453)	(22,237)
SEK	8,000	08/10/31	0.530%(A)	3 Month STIBOR(2)(Q)/ 2.701%	—	(151,348)	(151,348)
SEK	4,819	03/15/33	2.875%(A)	3 Month STIBOR(2)(Q)/ 2.701%	(1,376)	(10,149)	(8,773)
SGD	1,200	07/29/31	1.120%(S)	1 Day SORA(2)(S)/ 2.529%	(4,426)	(157,655)	(153,229)
THB	38,500	08/17/31	1.320%(Q)	1 Day THOR(2)(Q)/ 1.245%	—	(99,670)	(99,670)
	26,530	12/23/23	4.758%(T)	1 Day SOFR(2)(T)/ 4.300%	—	(35,157)	(35,157)
	5,884	03/20/26	3.479%(A)	1 Day SOFR(2)(A)/ 4.300%	—	(1,225)	(1,225)
	2,355	03/20/26	3.486%(A)	1 Day SOFR(2)(A)/ 4.300%	—	(178)	(178)
	3,530	03/20/26	3.494%(A)	1 Day SOFR(2)(A)/ 4.300%	—	183	183
	2,355	03/20/26	3.512%(A)	1 Day SOFR(2)(A)/ 4.300%	—	925	925
	4,705	03/20/26	3.587%(A)	1 Day SOFR(2)(A)/ 4.300%	—	8,197	8,197
	4,705	03/20/26	3.598%(A)	1 Day SOFR(2)(A)/ 4.300%	—	9,156	9,156
	70,388	03/20/26	3.720%(A)	1 Day SOFR(2)(A)/ 4.300%	(152,248)	292,679	444,927
	1,344	06/18/28	2.844%(A)	1 Day SOFR(1)(A)/ 4.300%	(2,167)	13,259	15,426
	1,763	06/21/28	3.188%(A)	1 Day SOFR(1)(A)/ 4.300%	3,338	32,089	28,751
	3,330	08/15/28	1.220%(A)	1 Day SOFR(1)(A)/ 4.300%	—	441,334	441,334
	465	03/15/33	3.094%(A)	1 Day SOFR(1)(A)/ 4.300%	3,891	16,856	12,965
	1,353	03/20/34	3.372%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(1,318)	(1,318)
	540	03/20/34	3.422%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(2,687)	(2,687)
	815	03/20/34	3.422%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(4,046)	(4,046)
	545	03/20/34	3.422%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(2,705)	(2,705)
	16,155	03/20/34	3.470%(A)	1 Day SOFR(1)(A)/ 4.300%	82,216	(141,733)	(223,949)
	1,085	03/20/34	3.492%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(11,470)	(11,470)
	1,085	03/20/34	3.498%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(11,991)	(11,991)

					$1,808,114	$(6,094,824)	$(7,902,938)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
CNH	14,983	09/21/27	2.700%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	$(6,351)	$—	$(6,351)	BOA

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements (cont’d.):
MYR	8,100	08/12/26	2.605%(Q)	3 Month KLIBOR(2)(Q)/ 3.680%	$(67,775)	$(102)	$(67,673)	HSBC

					$(74,126)	$(102)	$(74,024)

(1)	The Portfolio pays the fixed rate and receives the floating rate. (2) The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Bloomberg Commodity Index(Q)	3 Month U.S. Treasury Bill(Q)/4.300%	BOA	03/31/23	4,868	$(692)	$—	$(692)
Total Return Benchmark Bond Index(T)	1 Day USOIS -50bps(T)/ 3.830%	GSI	01/27/23	(19,850)	(1,453,386)	—	(1,453,386)

					$(1,454,078)	$—	$(1,454,078)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$477,855	$(9,871)	$17,183	$(1,637,953)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$—	$5,956,486
GS	—	21,974,105
JPS	—	15,559,708
MSC	—	247,879

Total	$—	$43,738,178

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$898,859,051	$—	$—
Common Stocks	609,988,835	209,859,593	—
Exchange-Traded Funds	122,540,804	—	—
Preferred Stocks	—	2,096,184	—
Rights	—	—	—
Asset-Backed Securities
Automobiles	—	7,348,783	—
Collateralized Loan Obligations	—	406,431,925	—
Consumer Loans	—	4,578,227	—
Credit Cards	—	125,942	—
Home Equity Loans	—	71,849	—
Manufactured Housing	—	61,955	—
Other	—	542,670	—
Residential Mortgage-Backed Securities	—	431,598	—
Student Loans	—	286,335	—
Commercial Mortgage-Backed Securities	—	22,909,672	—
Corporate Bonds	—	310,781,775	—
Floating Rate and other Loans	—	4,577,087	—
Municipal Bonds	—	1,762,786	—
Residential Mortgage-Backed Securities	—	5,815,717	375,872
Sovereign Bonds	—	156,617,842	—
U.S. Government Agency Obligations	—	43,786,164	—
U.S. Treasury Obligations	—	158,713,517	—
Short-Term Investments
Affiliated Mutual Funds	588,612,257	—	—
Commercial Paper	—	17,582,144	—
Foreign Treasury Obligations	—	10,131,538	—
U.S. Treasury Obligation	—	21,694,383	—
Unaffiliated Fund	1,177,217	—	—
Options Purchased	—	7,113	—

Total	$2,221,178,164	$1,386,214,799	$375,872

Liabilities
Option Written	$—	$(40)	$—

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Purchased	$—	$54,625	$—
Centrally Cleared Swaptions Written	—	347,382	—
Futures Contracts	6,558,041	—	—
OTC Forward Foreign Currency Exchange Contracts	—	8,902,313	—
OTC Cross Currency Exchange Contracts	—	310,048	—
Centrally Cleared Credit Default Swap Agreements	—	192,999	—
OTC Credit Default Swap Agreements	—	411,754	—
Centrally Cleared Interest Rate Swap Agreements	—	7,666,159	—

Total	$6,558,041	$17,885,280	$—

Liabilities
Centrally Cleared Swaptions Purchased	$—	$(520,723)	$—
Centrally Cleared Swaptions Written	—	(199,480)	—
Futures Contracts	(11,831,415)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(19,768,886)	—
OTC Cross Currency Exchange Contracts	—	(161,342)	—
Centrally Cleared Credit Default Swap Agreement	—	(72,696)	—
OTC Credit Default Swap Agreements	—	(36,336)	—
Centrally Cleared Interest Rate Swap Agreements	—	(15,569,097)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
OTC Interest Rate Swap Agreements	$—	$(74,126)	$—
OTC Total Return Swap Agreements	—	(1,454,078)	—

Total	$(11,831,415)	$(37,856,764)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as centrally cleared swaptions, futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Funds (1.5% represents investments purchased with collateral from securities on loan)	41.9%
Collateralized Loan Obligations	11.5
U.S. Treasury Obligations	5.1
Sovereign Bonds	4.4
Exchange-Traded Funds	3.4
Banks	2.5
Pharmaceuticals	1.7
Software	1.5
Oil, Gas & Consumable Fuels	1.3
U.S. Government Agency Obligations	1.2
Semiconductors & Semiconductor Equipment	1.0
Insurance	1.0
Technology Hardware, Storage & Peripherals	0.9
Electric	0.9
Diversified Financial Services	0.9
IT Services	0.8
Capital Markets	0.8
Health Care Providers & Services	0.7
Automobiles	0.7
Commercial Mortgage-Backed Securities	0.6
Aerospace & Defense	0.6
Interactive Media & Services	0.6
Machinery	0.6
Hotels, Restaurants & Leisure	0.5
Media	0.5
Beverages	0.5
Equity Real Estate Investment Trusts (REITs)	0.5
Biotechnology	0.5
Commercial Paper	0.5
Electric Utilities	0.5
Oil & Gas	0.5
Specialty Retail	0.5
Real Estate Investment Trusts (REITs)	0.5
Chemicals	0.4
Health Care Equipment & Supplies	0.4
Food Products	0.4
Foods	0.4
Textiles, Apparel & Luxury Goods	0.4
Healthcare-Services	0.4
Food & Staples Retailing	0.4
Internet & Direct Marketing Retail	0.4
Pipelines	0.3
Metals & Mining	0.3
Entertainment	0.3

Telecommunications	0.3%
Household Products	0.3
Commercial Services	0.3
Life Sciences Tools & Services	0.3
Foreign Treasury Obligations	0.3
Diversified Telecommunication Services	0.3
Multi-Utilities	0.3
Trading Companies & Distributors	0.3
Real Estate	0.2
Industrial Conglomerates	0.2
Home Builders	0.2
Tobacco	0.2
Auto Manufacturers	0.2
Retail	0.2
Road & Rail	0.2
Residential Mortgage-Backed Securities	0.2
Communications Equipment	0.2
Electrical Equipment	0.2
Professional Services	0.2
Engineering & Construction	0.2
Personal Products	0.2
Airlines	0.2
Building Products	0.1
Healthcare-Products	0.1
Multiline Retail	0.1
Building Materials	0.1
Consumer Loans	0.1
Electronic Equipment, Instruments & Components	0.1
Iron/Steel	0.1
Agriculture	0.1
Marine	0.1
Energy Equipment & Services	0.1
Air Freight & Logistics	0.1
Construction & Engineering	0.1
Consumer Finance	0.1
Commercial Services & Supplies	0.1
Semiconductors	0.1
Apparel	0.1
Containers & Packaging	0.1
Wireless Telecommunication Services	0.1
Gas	0.1
Computers	0.1
Real Estate Management & Development	0.1
Internet	0.1
Household Durables	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification (continued):

Municipal Bonds	0.1%
Distribution/Wholesale	0.1
Mining	0.1
Construction Materials	0.0	*
Auto Parts & Equipment	0.0	*
Transportation	0.0	*
Distributors	0.0	*
Gas Utilities	0.0	*
Unaffiliated Fund	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Multi-National	0.0	*
Water	0.0	*
Lodging	0.0	*
Auto Components	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Leisure Products	0.0	*
Other	0.0	*
Office/Business Equipment	0.0	*
Diversified Consumer Services	0.0	*
Electronics	0.0	*
Water Utilities	0.0	*

Trucking & Leasing	0.0	*%
Packaging & Containers	0.0	*
Miscellaneous Manufacturing	0.0	*
Student Loans	0.0	*
Machinery-Diversified	0.0	*
Cosmetics/Personal Care	0.0	*
Electrical Components & Equipment	0.0	*
Forest Products & Paper	0.0	*
Paper & Forest Products	0.0	*
Credit Cards	0.0	*
Home Equity Loans	0.0	*
Manufactured Housing	0.0	*
Options Purchased	0.0	*

	101.5
Option Written	(0.0	)*
Liabilities in excess of other assets	(1.5)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Commodity contracts	—	$—		Unrealized depreciation on OTC swap agreements	$692

Credit contracts	Due from/to broker-variation margin swaps and swaptions	595,006	*	Due from/to broker-variation margin swaps and swaptions	792,899	*

Credit contracts	Premiums paid for OTC swap agreements	477,855		Premiums received for OTC swap agreements	9,769

Credit contracts	—	—		Options written outstanding, at value	40

Credit contracts	Unrealized appreciation on OTC swap agreements	17,183		Unrealized depreciation on OTC swap agreements	109,851

Equity contracts	—	—		Due from/to broker-variation margin futures	3,344,682	*

Foreign exchange contracts	—	—		Due from/to broker-variation margin futures	2,505,260	*

Foreign exchange contracts	Unaffiliated investments	7,113		—	—

Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	310,048		Unrealized depreciation on OTC cross currency exchange contracts	161,342

Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	8,902,313		Unrealized depreciation on OTC forward foreign currency exchange contracts	19,768,886

Interest rate contracts	Due from/to broker-variation margin futures	6,558,041	*	Due from/to broker-variation margin futures	5,981,473	*

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin swaps and swaptions	$7,666,159	*	Due from/to broker-variation margin swaps and swaptions	$15,569,097	*

Interest rate contracts	—	—		Premiums received for OTC swap agreements	102

Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	1,527,410

		$24,533,718			$49,771,503

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Commodity contracts	$—	$—	$—	$—	$1,170,148
Credit contracts	(2,619,744)	2,813,964	—	—	(230,068)
Equity contracts	—	—	(54,522,849)	—	(1,719,921)
Foreign exchange contracts	(575,345)	1,167,085	16,942,172	51,530,652	—
Interest rate contracts	(68,729)	—	(106,461,899)	—	(24,566,480)

Total	$(3,263,818)	$3,981,049	$(144,042,576)	$51,530,652	$(25,346,321)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$(692)
Credit contracts	(251,482)	260,120	—	—	67,634
Equity contracts	—	—	(7,262,316)	—	—
Foreign exchange contracts	(30,127)	—	(1,996,384)	(9,626,121)	—
Interest rate contracts	—	—	(5,976,737)	—	(2,631,097)

Total	$(281,609)	$260,120	$(15,235,437)	$(9,626,121)	$(2,564,155)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 846,234
Options Written (2)	429,542,183
Futures Contracts - Long Positions (2)	1,263,202,002
Futures Contracts - Short Positions (2)	689,965,006
Forward Foreign Currency Exchange Contracts - Purchased (3)	401,574,555
Forward Foreign Currency Exchange Contracts - Sold (3)	776,454,989

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Derivative Contract Type	Average Volume of Derivative Activities*
Cross Currency Exchange Contracts (4)	$ 8,748,381
Interest Rate Swap Agreements (2)	473,174,108
Credit Default Swap Agreements - Buy Protection (2)	167,304,600
Credit Default Swap Agreements - Sell Protection (2)	94,887,000
Total Return Swap Agreements (2)	22,680,816
Inflation Swap Agreements (2)	3,236,633

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$52,378,021	$(52,378,021)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC(4-a)	$589,331	$(313,386)	$275,945	$(275,945)	$—
BARC(4-b)	85,067	—	85,067	(85,067)	—
BARC(5)	337,115	(466,711)	(129,596)	129,596	—
BMO(5)	—	(620,302)	(620,302)	—	(620,302)
BNP(4-a)	51,911	(4,809,857)	(4,757,946)	4,757,946	—
BNP(4-b)	2,103	(44,108)	(42,005)	26,651	(15,354)
BNP(5)	248,187	(826,011)	(577,824)	—	(577,824)
BOA(3)	—	(692)	(692)	—	(692)
BOA(4-a)	305,714	(452,569)	(146,855)	146,855	—
BOA(4-b)	1,111	—	1,111	—	1,111
BOA(5)	104,752	(322,511)	(217,759)	61,381	(156,378)
CA(5)	2,736	—	2,736	—	2,736
CITI(4-a)	171,949	(312,996)	(141,047)	85,714	(55,333)
CITI(4-b)	36,930	(190,191)	(153,261)	90,399	(62,862)
CITI(5)	151,266	(158,750)	(7,484)	—	(7,484)
DB(4-a)	—	(3,492,417)	(3,492,417)	3,349,816	(142,601)
DB(5)	474,448	(2,740,077)	(2,265,629)	—	(2,265,629)
GSI(4-a)	254,317	(2,302,694)	(2,048,377)	2,048,377	—
GSI(4-b)	57,285	—	57,285	(50,000)	7,285
GSI(5)	220,516	(120,894)	99,622	(70,000)	29,622
HSBC(4-a)	504,397	(519,324)	(14,927)	14,927	—
HSBC(4-b)	475,314	(95,800)	379,514	(320,000)	59,514
HSBC(5)	61,164	(386,438)	(325,274)	—	(325,274)
JPM(4-a)	787,910	(170,132)	617,778	(617,778)	—
JPM(4-b)	80,262	(75,521)	4,741	—	4,741
JPM(5)	341,311	(307,430)	33,881	—	33,881
MSC(5)	713,673	(1,084,461)	(370,788)	72,457	(298,331)
MSI(4-a)	2,986,988	(283,042)	2,703,946	(2,578,500)	125,446
MSI(4-b)	203,190	(47,189)	156,001	(120,000)	36,001
RBC(5)	2,920	(16,835)	(13,915)	—	(13,915)

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
SCS(5)	$1,848	$(18,569)	$(16,721)	$—	$(16,721)
SSB(5)	309,568	(119,547)	190,021	—	190,021
TD(4-a)	74,688	(1,097,363)	(1,022,675)	1,010,851	(11,824)
TD(5)	—	(10,475)	(10,475)	—	(10,475)
UAG(5)	76,541	(171,800)	(95,259)	—	(95,259)

	$9,714,512	$(21,578,092)	$(11,863,580)	$7,677,680	$(4,185,900)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3)	PGIM Quant Solutions
(4-a)	PGIM Fixed Income (Core Plus)
(4-b)	PGIM Fixed Income (Global Bond)
(5)	Wellington Management Company, LLP

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $52,378,021:
Unaffiliated investments (cost $2,369,667,070)	$2,120,297,527
Affiliated investments (cost $1,493,024,262)	1,487,471,308
Foreign currency, at value (cost $2,768,895)	2,818,639
Cash	10,302
Receivable for investments sold	12,999,171
Dividends and interest receivable	12,307,680
Unrealized appreciation on OTC forward foreign currency exchange contracts	8,902,313
Tax reclaim receivable	615,600
Premiums paid for OTC swap agreements	477,855
Due from broker-variation margin futures	439,291
Unrealized appreciation on OTC cross currency exchange contracts	310,048
Receivable for Portfolio shares sold	133,732
Unrealized appreciation on OTC swap agreements	17,183
Receivable from affiliate	8,875
Prepaid expenses and other assets	82,789

Total Assets	3,646,892,313

LIABILITIES
Payable to broker for collateral for securities on loan	53,787,224
Unrealized depreciation on OTC forward foreign currency exchange contracts	19,768,886
Payable for investments purchased	12,816,865
Due to broker-variation margin futures	1,675,863
Unrealized depreciation on OTC swap agreements	1,637,953
Payable for Portfolio shares purchased	1,316,848
Management fee payable	821,524
Accrued expenses and other liabilities	597,375
Due to broker-variation margin swaps and swaptions	347,331
Payable to affiliate	164,725
Unrealized depreciation on OTC cross currency exchange contracts	161,342
Distribution fee payable	115,147
Premiums received for OTC swap agreements	9,871
Trustees’ fees payable	2,340
Affiliated transfer agent fee payable	537
Options written outstanding, at value (premiums received $7,278)	40

Total Liabilities	93,223,871

NET ASSETS	$3,553,668,442

Net assets were comprised of:
Partners’ Equity	$3,553,668,442

Net asset value and redemption price per share, $3,553,668,442 / 201,279,768 outstanding shares of beneficial interest	$17.66

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $54,407 foreign withholding tax)	$50,447,301
Unaffiliated dividend income (net of $1,125,349 foreign withholding tax, of which $163,069 is reimbursable by an affiliate)	25,852,460
Affiliated dividend income	11,149,108
Income from securities lending, net (including affiliated income of $125,684)	177,959

Total income	87,626,828

EXPENSES
Management fee	28,406,908
Distribution fee	11,337,732
Custodian and accounting fees	716,646
Audit fee	85,000
Trustees’ fees	78,700
Legal fees and expenses	49,183
Shareholders’ reports	23,668
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Miscellaneous	87,509
Total expenses	40,793,272
Less: Fee waiver and/or expense reimbursement	(2,958,287)
Distribution fee waiver	(784,262)

Net expenses	37,050,723

NET INVESTMENT INCOME (LOSS)	50,576,105

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $18,340,680)	(205,753,286)
Net capital gain distributions received	16,632
In-kind transactions(1)	(167,097,716)
Futures transactions	(144,042,576)
Forward currency contract transactions	51,530,652
Options written transactions	3,981,049
Swap agreements transactions	(25,346,321)
Foreign currency transactions	(40,855,451)

(527,567,017)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(109,810,999)) (net of change in foreign capital gains taxes $4,896)	(405,767,597)
Futures	(15,235,437)
Forward currency contracts	(9,626,121)
Options written	260,120
Swap agreements	(2,564,155)
Foreign currencies	1,548,336

(431,384,854)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(958,951,871)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(908,375,766)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$50,576,105	$6,535,370
Net realized gain (loss) on investment and foreign currency transactions	(527,583,649)	1,089,929,187
Net capital gain distributions received	16,632	36,462
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(431,384,854)	(716,287,708)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(908,375,766)	380,213,311

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [44,534,498 and 1,828,710 shares, respectively]	796,397,277	36,984,166
Portfolio shares purchased [131,258,036 and 43,152,105 shares, respectively]	(2,362,739,415)	(875,425,817)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,566,342,138)	(838,441,651)

TOTAL INCREASE (DECREASE)	(2,474,717,904)	(458,228,340)
NET ASSETS:
Beginning of year	6,028,386,346	6,486,614,686

End of year	$3,553,668,442	$6,028,386,346

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$20.93	$19.70	$18.06	$15.74		$16.19

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.02	(0.01)	0.01		—	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.48)	1.21	1.65	2.31		(0.45)

Total from investment operations	(3.27)	1.23	1.64	2.32		(0.45)

Capital Contributions	—	—	—	—	(b)(c)	—	(b)(d)

Net Asset Value, end of year	$17.66	$20.93	$19.70	$18.06		$15.74

Total Return(e)	(15.62)%	6.24%	9.08%	14.74	%(f)	(2.78	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,554	$6,028	$6,487	$6,407		$5,833
Average net assets (in millions)	$4,535	$6,263	$6,109	$6,305		$6,573
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.82%	0.45%	0.16%	0.16%		0.16%
Expenses before waivers and/or expense reimbursement	0.90%	0.57%	0.16%	0.16%		0.16%
Net investment income (loss)	1.12%	0.10%	(0.08)%	0.05%		0.03%
Portfolio turnover rate(h)	69%	79%	41%	26%		14%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 81.1%
AFFILIATED MUTUAL FUND — 9.7%
AST PGIM Fixed Income Central Portfolio* (cost $1,065,396,142)(wd)	106,425,754	$1,047,229,421

COMMON STOCKS — 56.8%
Aerospace & Defense — 1.0%
AerSale Corp.*(a)	35,600	577,432
Airbus SE (France)	31,939	3,797,627
Aselsan Elektronik Sanayi Ve Ticaret A/S (Turkey)	195,319	648,430
Austal Ltd. (Australia)	622,182	881,234
Axon Enterprise, Inc.*	155	25,719
BAE Systems PLC (United Kingdom)	226,980	2,344,341
Bharat Electronics Ltd. (India)	19,146	23,102
Boeing Co. (The)*	12,910	2,459,226
BWX Technologies, Inc.	590	34,267
Curtiss-Wright Corp.	398	66,462
General Dynamics Corp.	58,119	14,419,905
HEICO Corp.(a)	7,836	1,203,923
HEICO Corp. (Class A Stock)	60	7,191
Hexcel Corp.	2,568	151,127
Howmet Aerospace, Inc.	218,160	8,597,686
Huntington Ingalls Industries, Inc.	928	214,071
Korea Aerospace Industries Ltd. (South Korea)	437	17,661
L3Harris Technologies, Inc.	5,197	1,082,067
Lockheed Martin Corp.	44,091	21,449,831
Mercury Systems, Inc.*(a)	610	27,291
Moog, Inc. (Class A Stock)	11,600	1,018,016
MTU Aero Engines AG (Germany)	8,998	1,935,788
Northrop Grumman Corp.	8,843	4,824,829
Parsons Corp.*	20,600	952,750
Raytheon Technologies Corp.	233,788	23,593,885
Safran SA (France)	29,055	3,639,255
Spirit AeroSystems Holdings, Inc. (Class A Stock)(a)	10,426	308,610
Textron, Inc.	69,660	4,931,928
Thales SA (France)	7,566	966,699
TransDigm Group, Inc.	3,256	2,050,140
V2X, Inc.*	15,500	639,995
Woodward, Inc.(a)	601	58,063

		102,948,551

Air Freight & Logistics — 0.2%
AZ-COM MARUWA Holdings, Inc. (Japan)	60,500	719,536
C.H. Robinson Worldwide, Inc.(a)	3,015	276,053
Deutsche Post AG (Germany)	13,096	490,140
Expeditors International of Washington, Inc.	3,783	393,129
FedEx Corp.	69,589	12,052,815
GXO Logistics, Inc.*	963	41,111
Hub Group, Inc. (Class A Stock)*	8,100	643,869
Hyundai Glovis Co. Ltd. (South Korea)	300	38,950
SBS Holdings, Inc. (Japan)(a)	95,900	2,017,073
United Parcel Service, Inc. (Class B Stock)	42,985	7,472,512

	Shares	Value
COMMON STOCKS (continued)
Air Freight & Logistics (cont’d.)
YTO Express Group Co. Ltd. (China) (Class A Stock)	2,300	$6,666

		24,151,854

Airlines — 0.2%
Alaska Air Group, Inc.*	100,165	4,301,085
American Airlines Group, Inc.*(a)	15,710	199,831
Copa Holdings SA (Panama) (Class A Stock)*	310	25,783
Delta Air Lines, Inc.*	152,189	5,000,931
Deutsche Lufthansa AG (Germany)*	299,436	2,468,271
Frontier Group Holdings, Inc.*(a)	125,100	1,284,777
JetBlue Airways Corp.*	70,495	456,808
Qantas Airways Ltd. (Australia)*	179,734	727,511
SkyWest, Inc.*	55,700	919,607
Southwest Airlines Co.*	84,820	2,855,889
Sun Country Airlines Holdings, Inc.*	15,048	238,661
Turk Hava Yollari AO (Turkey)*	3,438	25,898
United Airlines Holdings, Inc.*	131,435	4,955,100

		23,460,152

Auto Components — 0.2%
Adient PLC*(a)	41,300	1,432,697
American Axle & Manufacturing Holdings, Inc.*	57,650	450,823
Aptiv PLC*	6,572	612,050
BorgWarner, Inc.(a)	156,015	6,279,604
Dana, Inc.	94,200	1,425,246
Gentex Corp.	2,405	65,584
Goodyear Tire & Rubber Co. (The)*(a)	156,350	1,586,953
Hankook Tire & Technology Co. Ltd. (South Korea)	1,737	42,893
Hyundai Mobis Co. Ltd. (South Korea)	1,794	284,561
Johnson Electric Holdings Ltd. (Hong Kong)	497,000	625,661
Lear Corp.	625	77,513
Modine Manufacturing Co.*	40,700	808,302
NGK Spark Plug Co. Ltd. (Japan)	4,300	78,807
Press Kogyo Co. Ltd. (Japan)	159,800	509,581
QuantumScape Corp.*(a)	2,685	15,224
TPR Co. Ltd. (Japan)	226,200	2,086,310
Visteon Corp.*	15,200	1,988,616

		18,370,425

Automobiles — 1.0%
Astra International Tbk PT (Indonesia)	1,173,600	429,479
Bayerische Motoren Werke AG (Germany)	24,963	2,210,101
BYD Co. Ltd. (China) (Class H Stock)	14,000	343,476
Chongqing Changan Automobile Co. Ltd. (China) (Class A Stock)	3,820	6,781
Eicher Motors Ltd. (India)	820	31,889
Ferrari NV (Italy)	49,307	10,573,327
Ford Motor Co.	147,785	1,718,740
General Motors Co.	557,369	18,749,893
Harley-Davidson, Inc.	1,375	57,200
Hyundai Motor Co. (South Korea)	4,602	550,776
Kia Corp. (South Korea)	16,061	755,678

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Automobiles (cont’d.)
Lucid Group, Inc.*	275	$1,878
Mahindra & Mahindra Ltd. (India)	109,698	1,651,475
Maruti Suzuki India Ltd. (India)	630	63,734
Mercedes-Benz Group AG (Germany)	49,856	3,260,331
Mitsubishi Motors Corp. (Japan)*	352,400	1,338,274
Rivian Automotive, Inc. (Class A Stock)*(a)	5,370	98,969
Stellantis NV	693,013	9,847,967
Subaru Corp. (Japan)	37,200	563,211
Suzuki Motor Corp. (Japan)	22,500	720,615
Tesla, Inc.*	377,088	46,449,700
Thor Industries, Inc.(a)	589	44,464
Toyota Motor Corp. (Japan)	223,500	3,049,109
Trigano SA (France)	11,634	1,588,252
Volkswagen AG (Germany)	2,171	340,577

		104,445,896

Banks — 3.2%
77 Bank Ltd. (The) (Japan)	112,800	1,890,664
ABN AMRO Bank NV (Netherlands), 144A, CVA	24,836	343,928
Absa Group Ltd. (South Africa)	24,257	275,453
Abu Dhabi Islamic Bank PJSC (United Arab Emirates)	8,204	20,324
Akbank TAS (Turkey)	539,301	563,505
Ameris Bancorp	29,100	1,371,774
ANZ Group Holdings Ltd. (Australia)	199,430	3,212,600
Arab National Bank (Saudi Arabia)	2,993	25,434
Associated Banc-Corp.	11,500	265,535
Atlantic Union Bankshares Corp.	5,400	189,756
Axis Bank Ltd. (India)	11,648	131,082
Banc of California, Inc.	42,700	680,211
Banco BPM SpA (Italy)	1,379,180	4,916,740
Banco Bradesco SA (Brazil)	25,412	64,781
Banco de Sabadell SA (Spain)	334,572	314,486
Banco del Bajio SA (Mexico), 144A	171,700	540,833
Banco do Brasil SA (Brazil)	177,400	1,147,676
Bancolombia SA (Colombia)	4,987	43,323
Bank Central Asia Tbk PT (Indonesia)	6,065,849	3,326,137
Bank Leumi Le-Israel BM (Israel)	785,617	6,543,252
Bank Mandiri Persero Tbk PT (Indonesia)	1,253,352	799,256
Bank Negara Indonesia Persero Tbk PT (Indonesia)	40,000	23,699
Bank of America Corp.	780,221	25,840,920
Bank of Chengdu Co. Ltd. (China) (Class A Stock)	23,900	52,736
Bank of China Ltd. (China) (Class H Stock)	1,107,000	400,656
Bank of Communications Co. Ltd. (China) (Class H Stock)	52,000	29,843
Bank of Hangzhou Co. Ltd. (China) (Class A Stock)	23,900	45,099
Bank of Hawaii Corp.	415	32,187
Bank of Ireland Group PLC (Ireland)	72,981	695,459
Bank of Jiangsu Co. Ltd. (China) (Class A Stock)	47,000	49,447
Bank of Nanjing Co. Ltd. (China) (Class A Stock)	4,400	6,617

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	28,200	$840,642
Bank of Shanghai Co. Ltd. (China) (Class A Stock)	57,800	49,328
Bank of the Philippine Islands (Philippines)	9,000	16,509
Bank OZK(a)	1,145	45,869
BankUnited, Inc.	13,741	466,782
Banner Corp.	4,700	297,040
Barclays PLC (United Kingdom)	5,632,485	10,717,562
BayCom Corp.(a)	14,700	279,006
BNK Financial Group, Inc. (South Korea)	32,678	168,347
BOK Financial Corp.	305	31,656
BPER Banca (Italy)	256,575	526,024
Brookline Bancorp, Inc.	6,800	96,220
Cathay General Bancorp	19,800	807,642
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	1,256,000	555,808
China Construction Bank Corp. (China) (Class H Stock)	498,000	311,444
China Merchants Bank Co. Ltd. (China) (Class H Stock)	64,500	356,934
Chongqing Rural Commercial Bank Co. Ltd. (China) (Class A Stock)	99,400	50,671
Citigroup, Inc.	359,540	16,261,994
Citizens Financial Group, Inc.	220,255	8,671,439
Coastal Financial Corp.*	7,300	346,896
Comerica, Inc.	3,435	229,630
Commerce Bancshares, Inc.	1,177	80,118
Commerzbank AG (Germany)*	123,589	1,155,510
Commonwealth Bank of Australia (Australia)	45,998	3,194,784
ConnectOne Bancorp, Inc.	19,900	481,779
Credicorp Ltd. (Peru)	400	54,264
Credit Agricole SA (France)	50,875	535,172
Cullen/Frost Bankers, Inc.	5,614	750,592
Customers Bancorp, Inc.*	22,600	640,484
DBS Group Holdings Ltd. (Singapore)	382,700	9,686,751
DNB Bank ASA (Norway)	213,286	4,212,425
East West Bancorp, Inc.	52,533	3,461,925
Eastern Bankshares, Inc.	29,136	502,596
Emirates NBD Bank PJSC (United Arab Emirates)	10,152	35,757
Enterprise Financial Services Corp.	22,054	1,079,764
Eurobank Ergasias Services and Holdings SA (Greece)*	16,540	18,630
Fifth Third Bancorp	18,140	595,173
Financial Institutions, Inc.	29,700	723,492
FinecoBank Banca Fineco SpA (Italy)	17,676	293,530
First Bancorp	8,439	361,527
First BanCorp. (Puerto Rico)(a)	48,900	622,008
First Citizens BancShares, Inc. (Class A Stock)	104	78,869
First Financial Corp.	2,000	92,160
First Hawaiian, Inc.(a)	1,310	34,112
First Horizon Corp.	5,415	132,667
First Internet Bancorp	13,700	332,636

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
First Interstate BancSystem, Inc. (Class A Stock)	5,700	$220,305
First Merchants Corp.(a)	4,400	180,884
First Republic Bank	4,757	579,831
FNB Corp.(a)	3,575	46,654
Fulton Financial Corp.	11,100	186,813
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	13,200	94,997
Haci Omer Sabanci Holding A/S (Turkey)	275,625	665,328
Hana Financial Group, Inc. (South Korea)	25,331	843,500
Hancock Whitney Corp.	43,300	2,095,287
Hanmi Financial Corp.(a)	19,900	492,525
HDFC Bank Ltd. (India), ADR(a)	85,722	5,864,242
Heartland Financial USA, Inc.	30,400	1,417,248
Hilltop Holdings, Inc.	7,127	213,881
Hirogin Holdings, Inc. (Japan)	96,000	481,565
HomeTrust Bancshares, Inc.	20,300	490,651
Hope Bancorp, Inc.	45,500	582,855
Horizon Bancorp, Inc.	38,300	577,564
HSBC Holdings PLC (United Kingdom)	206,817	1,281,756
Huaxia Bank Co. Ltd. (China) (Class A Stock)	63,900	47,893
Huntington Bancshares, Inc.(a)	38,030	536,223
ICICI Bank Ltd. (India)	42,119	453,023
ICICI Bank Ltd. (India), ADR(a)	122,727	2,686,494
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	309,000	158,483
Industrial Bank Co. Ltd. (China) (Class A Stock)	9,200	23,338
Industrial Bank of Korea (South Korea)	364,609	2,833,745
ING Groep NV (Netherlands)	241,808	2,945,503
International Bancshares Corp.	9,800	448,448
Intesa Sanpaolo SpA (Italy)	384,350	851,494
Israel Discount Bank Ltd. (Israel) (Class A Stock)	22,571	118,496
JPMorgan Chase & Co.	352,525	47,273,602
KB Financial Group, Inc. (South Korea)	15,838	606,796
KeyCorp	24,000	418,080
Komercni Banka A/S (Czech Republic)	396	11,444
Krung Thai Bank PCL (Thailand)	21,000	10,717
Lloyds Banking Group PLC (United Kingdom)	19,938,635	10,880,792
M&T Bank Corp.	28,311	4,106,794
Mediobanca Banca di Credito Finanziario SpA (Italy)	86,126	827,590
Metropolitan Bank & Trust Co. (Philippines)	9,490	9,215
Metropolitan Bank Holding Corp.*	2,700	158,409
MidWestOne Financial Group, Inc.(a)	35,700	1,133,475
National Bank Holdings Corp. (Class A Stock)	17,200	723,604
National Bank of Kuwait SAKP (Kuwait)	36,660	129,266
NatWest Group PLC (United Kingdom)	1,590,043	5,071,012
Nedbank Group Ltd. (South Africa)	20,502	256,457
Nordea Bank Abp (Finland)	305,114	3,268,368

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
NU Holdings Ltd. (Brazil) (Class A Stock)*(a)	808,317	$3,289,850
OFG Bancorp (Puerto Rico)	52,200	1,438,632
Old National Bancorp	95,300	1,713,494
Origin Bancorp, Inc.	3,700	135,790
Oversea-Chinese Banking Corp. Ltd. (Singapore)	557,100	5,067,403
PacWest Bancorp(a)	1,190	27,310
Peapack-Gladstone Financial Corp.	3,900	145,158
Peoples Bancorp, Inc.	8,400	237,300
Ping An Bank Co. Ltd. (China) (Class A Stock)	33,100	62,760
Pinnacle Financial Partners, Inc.(a)	47,039	3,452,663
PNC Financial Services Group, Inc. (The)	107,915	17,044,095
Popular, Inc. (Puerto Rico)	750	49,740
Prosperity Bancshares, Inc.	895	65,049
Raiffeisen Bank International AG (Austria)*	35,898	585,358
Regions Financial Corp.	24,660	531,670
Renasant Corp.	11,700	439,803
Republic Bancorp, Inc. (Class A Stock)	4,200	171,864
Riyad Bank (Saudi Arabia)	6,661	56,641
Saudi British Bank (The) (Saudi Arabia)	4,928	50,701
Sberbank of Russia PJSC (Russia)*^	83,328	—
Shanghai Pudong Development Bank Co. Ltd. (China) (Class A Stock)	55,000	57,778
Shanghai Rural Commercial Bank Co. Ltd. (China) (Class A Stock)	62,300	52,901
Shinhan Financial Group Co. Ltd. (South Korea)	28,797	801,694
Signature Bank	1,705	196,450
Simmons First National Corp. (Class A Stock)(a)	15,800	340,964
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	106,379	1,224,728
SouthState Corp.	8,900	679,604
SpareBank 1 Nord Norge (Norway)	161,350	1,580,007
SpareBank 1 SMN (Norway)	155,181	2,015,861
Standard Bank Group Ltd. (South Africa)	15,145	149,431
State Bank of India (India)	9,345	69,106
Stellar Bancorp, Inc.(a)	36,000	1,060,560
SVB Financial Group*	1,115	256,606
Swedbank AB (Sweden) (Class A Stock)	99,147	1,686,398
Synovus Financial Corp.	1,475	55,386
Towne Bank	9,800	302,232
Truist Financial Corp.	604,532	26,013,012
Turkiye Is Bankasi A/S (Turkey) (Class C Stock)	1,121,483	767,678
U.S. Bancorp	120,390	5,250,208
Umpqua Holdings Corp.	2,215	39,538
UniCredit SpA (Italy)	221,155	3,138,093
Valiant Holding AG (Switzerland)	7,353	795,050
Valley National Bancorp(a)	134,600	1,522,326
Veritex Holdings, Inc.	3,700	103,896
Virgin Money UK PLC (United Kingdom)	95,718	210,498

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Washington Federal, Inc.	2,700	$90,585
Webster Financial Corp.	1,787	84,597
Wells Fargo & Co.	572,565	23,641,209
WesBanco, Inc.	26,700	987,366
Western Alliance Bancorp	410	24,420
Wintrust Financial Corp.	17,733	1,498,793
Woori Financial Group, Inc. (South Korea)	484,129	4,422,679
Yapi ve Kredi Bankasi A/S (Turkey)	32,248	20,458
Zions Bancorp NA	3,725	183,121

		340,320,742

Beverages — 0.9%
Arca Continental SAB de CV (Mexico)	3,300	26,764
Boston Beer Co., Inc. (The) (Class A Stock)*	15	4,943
Brown-Forman Corp. (Class A Stock)	190	12,494
Brown-Forman Corp. (Class B Stock)	3,710	243,673
Coca-Cola Co. (The)	338,405	21,525,942
Coca-Cola Consolidated, Inc.	3,700	1,895,732
Coca-Cola Femsa SAB de CV (Mexico), UTS	2,800	18,951
Constellation Brands, Inc. (Class A Stock)	34,569	8,011,366
Diageo PLC (United Kingdom)	11,180	489,370
Heineken Holding NV (Netherlands)	5,310	410,094
Heineken NV (Netherlands)	18,570	1,749,150
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (China) (Class A Stock)	400	9,239
Keurig Dr. Pepper, Inc.	71,416	2,546,694
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	200	49,697
Molson Coors Beverage Co. (Class B Stock)	4,790	246,781
Monster Beverage Corp.*	6,590	669,083
National Beverage Corp.*(a)	10,000	465,300
PepsiCo, Inc.	268,803	48,561,950
Pernod Ricard SA (France)	28,844	5,674,269
Primo Water Corp.	31,100	483,294
Remy Cointreau SA (France)	11,944	2,013,921
Varun Beverages Ltd. (India)	36,154	576,973

		95,685,680

Biotechnology — 1.3%
3SBio, Inc. (China), 144A	194,000	205,410
AbbVie, Inc.	248,672	40,187,882
Amgen, Inc.	36,827	9,672,243
Amicus Therapeutics, Inc.*(a)	79,100	965,811
Apellis Pharmaceuticals, Inc.*	12,555	649,219
Arbutus Biopharma Corp.*(a)	84,100	195,953
Arcutis Biotherapeutics, Inc.*(a)	6,655	98,494
Argenx SE (Netherlands), ADR*	12,082	4,577,024
Avid Bioservices, Inc.*(a)	22,896	315,278
Biogen, Inc.*	4,007	1,109,618
BioMarin Pharmaceutical, Inc.*	31,885	3,299,779
Catalyst Pharmaceuticals, Inc.*	164,450	3,058,770
Celldex Therapeutics, Inc.*(a)	8,570	381,965
Cerevel Therapeutics Holdings, Inc.*	7,600	239,704
Chimerix, Inc.*	49,400	91,884

	Shares	Value

COMMON STOCKS (continued)
Biotechnology (cont’d.)
Chongqing Zhifei Biological Products Co. Ltd. (China) (Class A Stock)	600	$7,609
Daan Gene Co. Ltd. (China) (Class A Stock)	17,700	39,747
Eagle Pharmaceuticals, Inc.*	12,900	377,067
Eiger BioPharmaceuticals, Inc.*	76,600	90,388
Emergent BioSolutions, Inc.*(a)	59,200	699,152
Exact Sciences Corp.*(a)	34,167	1,691,608
Exelixis, Inc.*	465	7,459
Genmab A/S (Denmark)*	4,326	1,829,010
Gilead Sciences, Inc.	128,895	11,065,636
Horizon Therapeutics PLC*	100,832	11,474,682
ImmunoGen, Inc.*	260,716	1,293,151
Immunovant, Inc.*(a)	39,100	694,025
Incyte Corp.*	3,190	256,221
Insmed, Inc.*	59,600	1,190,808
Ionis Pharmaceuticals, Inc.*	150	5,666
IVERIC bio, Inc.*	15,800	338,278
Keros Therapeutics, Inc.*	4,200	201,684
Kiniksa Pharmaceuticals Ltd. (Class A Stock)*	32,700	489,846
Kodiak Sciences, Inc.*(a)	37,800	270,648
Lexicon Pharmaceuticals, Inc.*	79,600	152,036
MacroGenics, Inc.*	87,000	583,770
MiMedx Group, Inc.*(a)	199,200	553,776
Mirati Therapeutics, Inc.*	435	19,710
Moderna, Inc.*	8,940	1,605,803
Natera, Inc.*	70	2,812
Organogenesis Holdings, Inc.*(a)	149,800	402,962
PTC Therapeutics, Inc.*	28,500	1,087,845
Regeneron Pharmaceuticals, Inc.*	5,895	4,253,184
REGENXBIO, Inc.*	10,200	231,336
Rigel Pharmaceuticals, Inc.*	133,300	199,950
Sage Therapeutics, Inc.*	18,500	705,590
Seres Therapeutics, Inc.*	27,700	155,120
Swedish Orphan Biovitrum AB (Sweden)*	13,618	281,851
Syndax Pharmaceuticals, Inc.*	12,445	316,725
Ultragenyx Pharmaceutical, Inc.*	170	7,876
United Therapeutics Corp.*	25,147	6,993,129
Vanda Pharmaceuticals, Inc.*	136,000	1,005,040
Vaxcyte, Inc.*	3,551	170,270
Veracyte, Inc.*(a)	101,300	2,403,849
Vertex Pharmaceuticals, Inc.*	82,374	23,787,964
Vir Biotechnology, Inc.*	37,300	944,063

		142,936,380

Building Products — 0.3%
A.O. Smith Corp.	2,985	170,861
AAON, Inc.	6,800	512,176
Allegion PLC	1,604	168,837
Armstrong World Industries, Inc.	2,772	190,132
Assa Abloy AB (Sweden) (Class B Stock)	94,303	2,028,388
AZEK Co., Inc. (The)*(a)	1,145	23,266
Builders FirstSource, Inc.*(a)	38,875	2,522,210
Bunka Shutter Co. Ltd. (Japan)	307,700	2,577,117
Carlisle Cos., Inc.	2,381	561,083
Carrier Global Corp.(a)	107,065	4,416,431

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Building Products (cont’d.)
Cie de Saint-Gobain (France)	112,001	$5,479,184
Fletcher Building Ltd. (New Zealand)	156,174	467,579
Fortune Brands Innovations, Inc.	865	49,400
Griffon Corp.	36,600	1,309,914
Hayward Holdings, Inc.*	775	7,285
Inwido AB (Sweden)	90,852	966,728
Johnson Controls International PLC	96,964	6,205,696
Lennox International, Inc.(a)	332	79,424
Masco Corp.(a)	5,885	274,653
Masonite International Corp.*(a)	1,400	112,854
Masterbrand, Inc.*	865	6,531
Nibe Industrier AB (Sweden) (Class B Stock)	128,318	1,197,692
Nichiha Corp. (Japan)	31,600	633,952
Owens Corning	980	83,594
Resideo Technologies, Inc.*	39,300	646,485
Trane Technologies PLC	9,125	1,533,821
UFP Industries, Inc.	40,100	3,177,925
Uponor OYJ (Finland)	20,351	361,920
Zehnder Group AG (Switzerland)	6,597	400,608
Zurn Elkay Water Solutions Corp.	13,537	286,308

		36,452,054

Capital Markets — 1.7%
3i Group PLC (United Kingdom)	101,514	1,637,151
Affiliated Managers Group, Inc.	407	64,481
Ameriprise Financial, Inc.	12,615	3,927,933
Anima Holding SpA (Italy), 144A	178,500	714,591
AssetMark Financial Holdings, Inc.*	12,322	283,406
Azimut Holding SpA (Italy)	176,265	3,944,071
B3 SA - Brasil Bolsa Balcao (Brazil)	166,201	415,274
Bank of New York Mellon Corp. (The)	214,395	9,759,260
BGC Partners, Inc. (Class A Stock)	382,100	1,440,517
BlackRock, Inc.	4,035	2,859,322
Blackstone, Inc.	76,396	5,667,819
Bridge Investment Group Holdings, Inc. (Class A Stock)(a)	25,214	303,829
Brightsphere Investment Group, Inc.	5,252	108,086
Carlyle Group, Inc. (The)	90,820	2,710,069
Cboe Global Markets, Inc.	2,903	364,239
Charles Schwab Corp. (The)	231,800	19,299,668
China Galaxy Securities Co. Ltd. (China) (Class H Stock)	233,500	113,524
CME Group, Inc.	21,617	3,635,115
Coinbase Global, Inc. (Class A Stock)*(a)	1,615	57,155
Deutsche Bank AG (Germany)	797,845	8,969,030
Deutsche Boerse AG (Germany)	26,321	4,532,218
Evercore, Inc. (Class A Stock)	392	42,759
FactSet Research Systems, Inc.	4,070	1,632,925
Focus Financial Partners, Inc. (Class A Stock)*	3,904	145,502
Franklin Resources, Inc.(a)	7,120	187,826
Goldman Sachs Group, Inc. (The)	102,313	35,132,238
Hargreaves Lansdown PLC (United Kingdom)	22,132	227,914
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	43,508	1,869,550

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
IG Group Holdings PLC (United Kingdom)	155,206	$1,462,400
Interactive Brokers Group, Inc. (Class A Stock)	980	70,903
Intercontinental Exchange, Inc.	88,317	9,060,441
Intermediate Capital Group PLC (United Kingdom)	27,081	373,912
Invesco Ltd.	60,125	1,081,649
Investec PLC (United Kingdom)	286,537	1,751,678
Janus Henderson Group PLC(a)	1,395	32,810
Jefferies Financial Group, Inc.(a)	2,080	71,302
Julius Baer Group Ltd. (Switzerland)	14,106	820,985
KKR & Co., Inc.	57,666	2,676,856
Korea Investment Holdings Co. Ltd. (South Korea)	27,843	1,181,608
Lazard Ltd. (Class A Stock)(a)	45,132	1,564,726
LPL Financial Holdings, Inc.	5,200	1,124,084
Macquarie Group Ltd. (Australia)	43,536	4,914,711
Man Group PLC (United Kingdom)	1,126,536	2,898,416
MarketAxess Holdings, Inc.	600	167,334
Meritz Securities Co. Ltd. (South Korea)	409,218	2,037,997
Mirae Asset Securities Co. Ltd. (South Korea)	486,265	2,349,392
Moody’s Corp.	2,800	780,136
Morgan Stanley	77,665	6,603,078
Morningstar, Inc.	29	6,281
MSCI, Inc.	6,030	2,804,975
Nasdaq, Inc.	99,018	6,074,754
NH Investment & Securities Co. Ltd. (South Korea)	73,615	512,327
Northern Trust Corp.	5,399	477,758
Open Lending Corp. (Class A Stock)*	10,935	73,811
Partners Group Holding AG (Switzerland)	2,623	2,322,624
Piper Sandler Cos.(a)	700	91,133
Raymond James Financial, Inc.	4,957	529,655
Robinhood Markets, Inc. (Class A Stock)*(a)	5,755	46,846
S&P Global, Inc.	24,911	8,343,690
Samsung Securities Co. Ltd. (South Korea)	31,297	781,111
Schroders PLC (United Kingdom)	48,543	255,069
SEI Investments Co.	1,050	61,215
Singapore Exchange Ltd. (Singapore)	53,300	356,411
State Street Corp.	32,050	2,486,119
Stifel Financial Corp.	1,055	61,580
StoneX Group, Inc.*	4,500	428,850
T. Rowe Price Group, Inc.(a)	5,917	645,308
Tradeweb Markets, Inc. (Class A Stock)	405	26,297
UBS Group AG (Switzerland)	488,497	9,079,316
Value Partners Group Ltd. (Hong Kong)	774,000	284,261
Virtu Financial, Inc. (Class A Stock)	34,800	710,268
Virtus Investment Partners, Inc.	5,500	1,052,920

		188,582,469

Chemicals — 0.9%
AdvanSix, Inc.	44,800	1,703,296

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
Air Products & Chemicals, Inc.	7,794	$2,402,578
Albemarle Corp.	36,393	7,892,186
Ashland, Inc.	530	56,991
Avient Corp.	5,922	199,927
Axalta Coating Systems Ltd.*	1,715	43,681
Cabot Corp.	1,300	86,892
Celanese Corp.	2,853	291,691
CF Industries Holdings, Inc.	19,233	1,638,652
Chemours Co. (The)	665	20,362
Corteva, Inc.	19,845	1,166,489
Diversey Holdings Ltd.*	31,200	132,912
Dow, Inc.	56,869	2,865,629
DuPont de Nemours, Inc.(a)	63,745	4,374,819
Eastman Chemical Co.	3,152	256,699
Ecolab, Inc.	4,299	625,762
Ecovyst, Inc.*	111,500	987,890
Element Solutions, Inc.	2,340	42,565
Elkem ASA (Norway), 144A*	167,239	601,945
FMC Corp.	2,866	357,677
Fujimi, Inc. (Japan)	9,600	452,889
Ginkgo Bioworks Holdings, Inc.*	7,005	11,838
Hubei Xingfa Chemicals Group Co. Ltd. (China) (Class A Stock)	11,100	46,373
Huntsman Corp.	1,955	53,723
ICL Group Ltd. (Israel)	363,772	2,628,421
Incitec Pivot Ltd. (Australia)	127,998	325,835
Indorama Ventures PCL (Thailand)	8,500	9,980
Ingevity Corp.*	7,900	556,476
International Flavors & Fragrances, Inc.	6,638	695,928
K+S AG (Germany)	228,702	4,508,611
Kumho Petrochemical Co. Ltd. (South Korea)	137	13,652
Linde PLC (United Kingdom)(a)	59,790	19,502,302
Livent Corp.*(a)	56,300	1,118,681
Luxi Chemical Group Co. Ltd. (China) (Class A Stock)	17,400	31,071
LyondellBasell Industries NV (Class A Stock)(a)	127,127	10,555,355
Mativ Holdings, Inc.	5,600	117,040
Mitsubishi Gas Chemical Co., Inc. (Japan)	11,300	155,336
Mitsui Chemicals, Inc. (Japan)	44,500	999,506
Mosaic Co. (The)	100,795	4,421,877
NewMarket Corp.	62	19,289
OCI NV (Netherlands)	48,475	1,733,102
Olin Corp.	1,370	72,528
Petronas Chemicals Group Bhd (Malaysia)	81,300	158,819
PhosAgro PJSC (Russia)^	14,357	—
PhosAgro PJSC (Russia), GDR (MOEX)^	276	—
PhosAgro PJSC (Russia), GDR (XLON)^	3	—
PI Industries Ltd. (India)	375	15,487
PPG Industries, Inc.	4,860	611,096
Rayonier Advanced Materials, Inc.*	13,300	127,680
RPM International, Inc.	1,270	123,762
SABIC Agri-Nutrients Co. (Saudi Arabia)	3,879	151,409

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
Sahara International Petrochemical Co. (Saudi Arabia)	2,700	$24,694
Sasol Ltd. (South Africa)	67,583	1,078,532
Scotts Miracle-Gro Co. (The)	255	12,391
Sherwin-Williams Co. (The)	25,700	6,099,381
Shin-Etsu Chemical Co. Ltd. (Japan)	27,900	3,406,931
Solvay SA (Belgium)	11,345	1,147,048
Symrise AG (Germany)	30,121	3,271,293
Tosoh Corp. (Japan)	520,300	6,187,219
Tronox Holdings PLC (Class A Stock)	13,700	187,827
UPL Ltd. (India)	14,956	129,171
Valhi, Inc.	14,300	314,600
Valvoline, Inc.	50,200	1,639,030
Wacker Chemie AG (Germany)	19,492	2,484,028
Westlake Corp.(a)	385	39,478
Yara International ASA (Brazil)	21,909	962,177

		101,950,509

Commercial Services & Supplies — 0.1%
ACCO Brands Corp.	20,200	112,918
Cintas Corp.	1,458	658,462
Clean Harbors, Inc.*	520	59,342
Copart, Inc.*	6,800	414,052
Deluxe Corp.	12,800	217,344
Driven Brands Holdings, Inc.*	525	14,338
GEO Group, Inc. (The)*(a)	55,495	607,670
GFL Environmental, Inc. (Canada)(a)	19,422	567,705
Harsco Corp.*	72,900	458,541
IAA, Inc.*	215	8,600
Indian Railway Catering & Tourism Corp. Ltd. (India)	1,411	10,879
ISS A/S (Denmark)*	11,304	239,265
MSA Safety, Inc.	249	35,903
Nippon Parking Development Co. Ltd. (Japan)	135,600	319,991
Republic Services, Inc.	18,871	2,434,170
Rollins, Inc.	3,715	135,746
Securitas AB (Sweden) (Class B Stock)	26,150	218,208
Serco Group PLC (United Kingdom)	120,330	225,878
SP Plus Corp.*	22,000	763,840
Stericycle, Inc.*	940	46,897
Tetra Tech, Inc.	320	46,461
Waste Management, Inc.	47,474	7,447,721

		15,043,931

Communications Equipment — 0.5%
Accton Technology Corp. (Taiwan)	79,000	599,910
Arista Networks, Inc.*	47,800	5,800,530
Aviat Networks, Inc.*	3,200	99,808
Calix, Inc.*	43,100	2,949,333
Ciena Corp.*	1,525	77,745
Cisco Systems, Inc.	764,938	36,441,646
CommScope Holding Co., Inc.*	54,600	401,310
Extreme Networks, Inc.*	7,600	139,156
F5, Inc.*	1,524	218,709
Juniper Networks, Inc.	8,170	261,113
Lumentum Holdings, Inc.*	730	38,084
Motorola Solutions, Inc.	4,402	1,134,439
NetScout Systems, Inc.*	43,450	1,412,559

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Communications Equipment (cont’d.)
Nokia OYJ (Finland)	967,479	$4,494,619
Spirent Communications PLC (United Kingdom)	314,612	999,537
Ubiquiti, Inc.	45	12,309
Viasat, Inc.*	770	24,371
ZTE Corp. (China) (Class H Stock)	4,600	10,106

		55,115,284

Construction & Engineering — 0.2%
AECOM	31,365	2,663,829
Arcosa, Inc.	12,300	668,382
China Railway Group Ltd. (China) (Class H Stock)	31,000	16,278
Comfort Systems USA, Inc.	3,500	402,780
Eiffage SA (France)	37,100	3,649,310
EMCOR Group, Inc.	19,600	2,902,956
Great Lakes Dredge & Dock Corp.*(a)	30,416	180,975
JGC Holdings Corp. (Japan)	14,400	182,534
Maire Tecnimont SpA (Italy)(a)	285,194	948,602
MasTec, Inc.*	630	53,758
MDU Resources Group, Inc.	2,070	62,804
Primoris Services Corp.	19,700	432,218
Quanta Services, Inc.	2,860	407,550
Samsung Engineering Co. Ltd. (South Korea)*	5,530	97,830
Sichuan Road & Bridge Group Co. Ltd. (China) (Class A Stock)	28,500	45,720
Sterling Infrastructure, Inc.*	12,500	410,000
Valmont Industries, Inc.	8,595	2,842,109
Vinci SA (France)	40,586	4,045,897
WillScot Mobile Mini Holdings Corp.*	113,882	5,144,050

		25,157,582

Construction Materials — 0.1%
Cemex SAB de CV (Mexico), UTS*	79,500	32,312
Eagle Materials, Inc.	70,357	9,346,927
Grasim Industries Ltd. (India)	1,638	34,002
James Hardie Industries PLC, CDI	23,064	415,113
Martin Marietta Materials, Inc.	1,592	538,048
Summit Materials, Inc. (Class A Stock)*	75,561	2,145,177
Vulcan Materials Co.	6,814	1,193,199
Wienerberger AG (Austria)	8,136	196,109

		13,900,887

Consumer Finance — 0.2%
360 DigiTech, Inc. (China), ADR	600	12,216
Ally Financial, Inc.	3,155	77,140
American Express Co.	22,940	3,389,385
Atlanticus Holdings Corp.*	3,600	94,320
Bajaj Finance Ltd. (India)	8,083	640,293
Capital One Financial Corp.	110,644	10,285,466
Credit Acceptance Corp.*	61	28,938
Discover Financial Services	7,120	696,550
Enova International, Inc.*	38,400	1,473,408
J Trust Co. Ltd. (Japan)	74,100	289,728
LendingClub Corp.*	17,000	149,600
Navient Corp.(a)	60,300	991,935
OneMain Holdings, Inc.	1,190	39,639

	Shares	Value

COMMON STOCKS (continued)
Consumer Finance (cont’d.)
Shriram Finance Ltd. (India)	950	$15,770
SLM Corp.	216,778	3,598,515
SoFi Technologies, Inc.*	8,150	37,572
Synchrony Financial	59,610	1,958,785
Upstart Holdings, Inc.*(a)	610	8,064

		23,787,324

Containers & Packaging — 0.2%
Amcor PLC(a)	38,995	464,431
AptarGroup, Inc.	687	75,556
Ardagh Group SA*^	250	—
Ardagh Metal Packaging SA	1,200	5,772
Avery Dennison Corp.	1,617	292,677
Ball Corp.	7,000	357,980
Berry Global Group, Inc.(a)	96,265	5,817,294
Billerud AB (Sweden)	15,600	190,299
Crown Holdings, Inc.	44,052	3,621,515
DS Smith PLC (United Kingdom)	80,094	308,955
Graphic Packaging Holding Co.	720	16,020
Greif, Inc. (Class A Stock)(a)	21,600	1,448,496
International Paper Co.(a)	9,300	322,059
Klabin SA (Brazil), UTS	201,100	759,693
O-I Glass, Inc.*	19,100	316,487
Packaging Corp. of America	2,532	323,868
Pactiv Evergreen, Inc.	31,700	360,112
Sealed Air Corp.	2,300	114,724
Silgan Holdings, Inc.	860	44,582
Sonoco Products Co.	995	60,406
Westrock Co.	252,295	8,870,692

		23,771,618

Distributors — 0.1%
Arata Corp. (Japan)	14,400	458,028
D’ieteren Group (Belgium)	1,860	356,958
Genuine Parts Co.	18,898	3,278,992
Inchcape PLC (United Kingdom)	100,055	987,872
LKQ Corp.	102,025	5,449,155
Pool Corp.	600	181,398

		10,712,403

Diversified Consumer Services — 0.1%
ADT, Inc.	2,195	19,909
Adtalem Global Education, Inc.*	21,700	770,350
Bright Horizons Family Solutions, Inc.*	436	27,512
Carriage Services, Inc.	3,800	104,652
Chegg, Inc.*	40,800	1,031,016
G8 Education Ltd. (Australia)	612,316	460,860
Grand Canyon Education, Inc.*	320	33,811
H&R Block, Inc.	290	10,588
Laureate Education, Inc. (Class A Stock)	35,500	341,510
Mister Car Wash, Inc.*	110	1,015
Perdoceo Education Corp.*	74,500	1,035,550
Service Corp. International	1,580	109,241
TAL Education Group (China), ADR*	2,300	16,215
Universal Technical Institute, Inc.*	54,000	362,880
Vivint Smart Home, Inc.*(a)	58,800	699,720

		5,024,829

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Diversified Financial Services — 0.6%
Apollo Global Management, Inc.	84,818	$5,410,540
Bajaj Finserv Ltd. (India)	2,250	41,996
Banca IFIS SpA (Italy)	10,810	153,882
Berkshire Hathaway, Inc. (Class B Stock)*	167,643	51,784,923
Cannae Holdings, Inc.*	37,000	764,050
Corebridge Financial, Inc.	520	10,431
Equitable Holdings, Inc.	3,830	109,921
Eurazeo SE (France)	2,880	179,302
Grupo de Inversiones Suramericana SA (Colombia)	7,797	67,381
Housing Development Finance Corp. Ltd. (India)	1,956	62,183
Industrivarden AB (Sweden) (Class A Stock)	9,323	226,764
Investor AB (Sweden) (Class A Stock)	40,616	755,648
Jackson Financial, Inc. (Class A Stock)(a)	4,900	170,471
Meritz Financial Group, Inc. (South Korea)	26,909	918,563
ORIX Corp. (Japan)	389,900	6,240,994
Remgro Ltd. (South Africa)	1,328	10,329
Voya Financial, Inc.	985	60,568

		66,967,946

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	1,410,320	25,963,991
ATN International, Inc.(a)	3,000	135,930
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	2,204,800	3,782,357
China Tower Corp. Ltd. (China) (Class H Stock), 144A	2,372,000	254,532
Deutsche Telekom AG (Germany)	330,758	6,580,955
Frontier Communications Parent, Inc.*(a)	2,510	63,955
Globalstar, Inc.*(a)	89,100	118,503
Hellenic Telecommunications Organization SA (Greece)	95,033	1,484,331
HKT Trust & HKT Ltd. (Hong Kong)	463,000	566,769
Koninklijke KPN NV (Netherlands)	206,664	639,678
Liberty Latin America Ltd. (Puerto Rico) (Class A Stock)*	85,100	640,803
Liberty Latin America Ltd. (Puerto Rico) (Class C Stock)*	192,300	1,461,480
Lumen Technologies, Inc.(a)	24,220	126,428
Nippon Telegraph & Telephone Corp. (Japan)	91,600	2,612,296
Ooredoo QPSC (Qatar)	92,405	234,669
Saudi Telecom Co. (Saudi Arabia)	12,728	123,859
Spark New Zealand Ltd. (New Zealand)	412,066	1,410,821
Swisscom AG (Switzerland)	1,482	811,856
Telefonica Deutschland Holding AG (Germany)	281,816	692,144
Telekom Austria AG (Austria)*	43,113	266,392
Telekom Malaysia Bhd (Malaysia)	53,500	65,556
Verizon Communications, Inc.	282,815	11,142,911

		59,180,216

	Shares	Value

COMMON STOCKS (continued)
Electric Utilities — 0.9%
ALLETE, Inc.	17,100	$1,103,121
Alliant Energy Corp.	6,465	356,933
American Electric Power Co., Inc.	13,720	1,302,714
Avangrid, Inc.(a)	123,450	5,305,881
Centrais Eletricas Brasileiras SA (Brazil)	17,724	140,883
CEZ A/S (Czech Republic)	15,235	518,098
CK Infrastructure Holdings Ltd. (Hong Kong)	42,000	219,158
Constellation Energy Corp.	8,539	736,147
CPFL Energia SA (Brazil)	17,100	107,470
Duke Energy Corp.	53,000	5,458,470
Edison International	86,345	5,493,269
Endesa SA (Spain)	174,426	3,287,329
Enel SpA (Italy)	762,717	4,102,002
Energisa SA (Brazil), UTS	56,200	470,744
Entergy Corp.	5,505	619,312
Evergy, Inc.	23,275	1,464,696
Eversource Energy	9,025	756,656
Exelon Corp.	283,770	12,267,377
FirstEnergy Corp.	14,210	595,967
Fortum OYJ (Finland)	41,398	689,445
Hawaiian Electric Industries, Inc.	1,115	46,663
Iberdrola SA (Spain)	418,709	4,887,800
IDACORP, Inc.	519	55,974
Inter RAO UES PJSC (Russia)^	2,620,300	4
NextEra Energy, Inc.	220,678	18,448,681
NRG Energy, Inc.	175,015	5,568,977
OGE Energy Corp.	2,045	80,880
Otter Tail Corp.	6,600	387,486
PG&E Corp.*	234,756	3,817,133
Pinnacle West Capital Corp.	3,055	232,302
PNM Resources, Inc.	2,771	135,197
Power Grid Corp. of India Ltd. (India)	18,401	47,442
PPL Corp.	19,615	573,150
Red Electrica Corp. SA (Spain)	28,513	495,789
Saudi Electricity Co. (Saudi Arabia)	4,134	25,555
Southern Co. (The)	29,100	2,078,031
SSE PLC (United Kingdom)	467,034	9,605,461
Terna - Rete Elettrica Nazionale (Italy)	99,891	737,715
Xcel Energy, Inc.	14,540	1,019,399

		93,239,311

Electrical Equipment — 0.3%
ABB India Ltd. (India)	270	8,753
Acuity Brands, Inc.	11,538	1,910,808
AMETEK, Inc.	12,484	1,744,264
Atkore, Inc.*(a)	39,500	4,480,090
AZZ, Inc.	8,600	345,720
Contemporary Amperex Technology Co. Ltd. (China) (Class A Stock)	1,500	84,900
Eaton Corp. PLC	14,533	2,280,954
Ecopro BM Co. Ltd. (South Korea)	280	20,483
Emerson Electric Co.	15,615	1,499,977
Encore Wire Corp.(a)	27,150	3,734,754
EnerSys	2,000	147,680
Fujikura Ltd. (Japan)	725,300	5,452,100
Generac Holdings, Inc.*	1,100	110,726
Hexatronic Group AB (Sweden)	36,300	494,523

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Electrical Equipment (cont’d.)
Hubbell, Inc.	41,759	$9,800,002
LG Energy Solution Ltd. (South Korea)*	184	63,417
nVent Electric PLC	28,690	1,103,704
Plug Power, Inc.*(a)	2,675	33,090
Preformed Line Products Co.	1,700	141,593
Regal Rexnord Corp.	2,917	349,982
Rockwell Automation, Inc.(a)	2,408	620,229
Sensata Technologies Holding PLC	1,570	63,397
Shoals Technologies Group, Inc. (Class A Stock)*	13,700	337,979
Sunrun, Inc.*(a)	48,905	1,174,698
Suzhou Maxwell Technologies Co. Ltd. (China) (Class A Stock)	6,890	409,028
TBEA Co. Ltd. (China) (Class A Stock)	12,400	35,863
Thermon Group Holdings, Inc.*	21,000	421,680
Vertiv Holdings Co.	2,625	35,858
WEG SA (Brazil)	20,700	150,371

		37,056,623

Electronic Equipment, Instruments & Components — 0.5%
ALSO Holding AG (Switzerland)*	7,597	1,394,410
Amphenol Corp. (Class A Stock)	79,768	6,073,536
Arrow Electronics, Inc.*	653	68,284
AUO Corp. (Taiwan)	1,009,800	490,556
Avnet, Inc.	1,010	41,996
Belden, Inc.	19,800	1,423,620
Canon Marketing Japan, Inc. (Japan)	9,600	217,378
CDW Corp.	2,300	410,734
Citizen Watch Co. Ltd. (Japan)	218,800	982,392
Cognex Corp.	120	5,653
Coherent Corp.*(a)	1,099	38,575
CONEXIO Corp. (Japan)	26,200	378,974
Corning, Inc.	158,583	5,065,141
Daiwabo Holdings Co. Ltd. (Japan)	40,700	596,675
Delta Electronics, Inc. (Taiwan)	21,000	194,670
Dexerials Corp. (Japan)	160,400	3,081,777
Esprinet SpA (Italy)	111,076	801,962
Foxconn Technology Co. Ltd. (Taiwan)	266,000	448,177
Halma PLC (United Kingdom)	19,700	469,155
Hamamatsu Photonics KK (Japan)	21,000	1,002,282
Hirose Electric Co. Ltd. (Japan)	1,800	225,759
Hon Hai Precision Industry Co. Ltd. (Taiwan)	200,000	648,246
Horiba Ltd. (Japan)	23,000	997,114
Hosiden Corp. (Japan)	65,500	782,648
Innolux Corp. (Taiwan)	1,347,000	484,165
IPG Photonics Corp.*	334	31,620
Jabil, Inc.	285	19,437
Keyence Corp. (Japan)	10,515	4,082,394
Keysight Technologies, Inc.*	18,053	3,088,327
L&F Co. Ltd. (South Korea)*	139	19,165
Largan Precision Co. Ltd. (Taiwan)	1,000	66,099
LG Innotek Co. Ltd. (South Korea)	1,075	216,804
Littelfuse, Inc.	14,126	3,110,545
Macnica Holdings, Inc. (Japan)	22,100	522,984
Methode Electronics, Inc.	3,400	150,858
Nan Ya Printed Circuit Board Corp. (Taiwan)	57,000	418,847

	Shares	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
National Instruments Corp.	1,165	$42,989
Nippon Signal Co. Ltd. (Japan)	35,600	280,185
Nissha Co. Ltd. (Japan)	26,000	358,797
PC Connection, Inc.	1,800	84,420
Samsung SDI Co. Ltd. (South Korea)	7,230	3,394,792
Sanmina Corp.*	35,400	2,028,066
ScanSource, Inc.*	23,800	695,436
Sensirion Holding AG (Switzerland), 144A*	3,756	399,534
Synnex Technology International Corp. (Taiwan)	328,000	630,211
TD SYNNEX Corp.(a)	14,883	1,409,569
TE Connectivity Ltd. (Switzerland)	5,100	585,480
Teledyne Technologies, Inc.*	1,185	473,893
Trimble, Inc.*	6,555	331,421
TTM Technologies, Inc.*	17,700	266,916
Unimicron Technology Corp. (Taiwan)	153,000	593,974
Venture Corp. Ltd. (Singapore)	19,000	242,178
Vontier Corp.	615	11,888
WPG Holdings Ltd. (Taiwan)	339,000	529,363
Yageo Corp. (Taiwan)	2,000	29,149
Zebra Technologies Corp. (Class A Stock)*	1,120	287,179
Zhen Ding Technology Holding Ltd. (Taiwan)	227,000	772,169

		51,498,568

Energy Equipment & Services — 0.4%
Baker Hughes Co.	26,335	777,673
Bristow Group, Inc.*	29,500	800,335
Halliburton Co.	309,330	12,172,136
Helmerich & Payne, Inc.	2,400	118,968
Liberty Energy, Inc. (Class A Stock)	81,600	1,306,416
Nabors Industries Ltd.*	1,500	232,305
NexTier Oilfield Solutions, Inc.*	147,000	1,358,280
NOV, Inc.	4,005	83,664
Patterson-UTI Energy, Inc.	58,810	990,360
ProPetro Holding Corp.*	203,800	2,113,406
RPC, Inc.(a)	132,800	1,180,592
Schlumberger Ltd.	368,447	19,697,177
Solaris Oilfield Infrastructure, Inc. (Class A Stock)	12,500	124,125
Tenaris SA	27,669	485,251
TETRA Technologies, Inc.*	222,500	769,850
U.S. Silica Holdings, Inc.*	23,900	298,750

		42,509,288

Entertainment — 0.6%
Activision Blizzard, Inc.	48,867	3,740,769
AMC Entertainment Holdings, Inc. (Class A Stock)*(a)	5,305	21,591
CTS Eventim AG & Co. KGaA (Germany)*	4,980	316,125
Electronic Arts, Inc.	49,792	6,083,586
GungHo Online Entertainment, Inc. (Japan)*	134,900	2,178,911
Liberty Media Corp.-Liberty Formula One (Class A Stock)*	230	12,289

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Entertainment (cont’d.)
Liberty Media Corp.-Liberty Formula One (Class C Stock) *	1,820	$108,800
Lions Gate Entertainment Corp. (Class A Stock)*(a)	117,200	669,212
Lions Gate Entertainment Corp. (Class B Stock)*(a)	159,300	864,999
Live Nation Entertainment, Inc.*	36,120	2,519,009
Madison Square Garden Sports Corp.	99	18,150
Marcus Corp. (The)(a)	37,800	543,942
MIXI, Inc. (Japan)	11,200	208,928
NCSoft Corp. (South Korea)	86	30,721
NetEase, Inc. (China), ADR(a)	4,700	341,361
Netflix, Inc.*	73,033	21,535,971
Nintendo Co. Ltd. (Japan)	84,600	3,557,141
Playtika Holding Corp.*	100	851
ROBLOX Corp. (Class A Stock)*(a)	51,698	1,471,325
Roku, Inc.*	880	35,816
Take-Two Interactive Software, Inc.*	2,685	279,589
Tencent Music Entertainment Group (China), ADR*	4,400	36,432
Walt Disney Co. (The)*	227,999	19,808,553
Warner Bros Discovery, Inc.*	41,323	391,742

		64,775,813

Equity Real Estate Investment Trusts (REITs) — 1.7%
Acadia Realty Trust	12,200	175,070
Advance Residence Investment Corp. (Japan)	118	304,313
Aedifica SA (Belgium)	4,206	342,234
Agree Realty Corp.(a)	5,979	424,090
Alexandria Real Estate Equities, Inc.	34,509	5,026,926
American Assets Trust, Inc.(a)	10,000	265,000
American Homes 4 Rent (Class A Stock)	11,366	342,571
American Tower Corp.	56,120	11,889,583
Americold Realty Trust, Inc.(a)	176,870	5,007,190
Apartment Income REIT Corp.	1,450	49,750
Apple Hospitality REIT, Inc.(a)	269,543	4,253,389
AvalonBay Communities, Inc.	25,254	4,079,026
Big Yellow Group PLC (United Kingdom)	19,711	273,024
Boardwalk Real Estate Investment Trust (Canada)	6,402	233,716
Boston Properties, Inc.(a)	3,802	256,939
Braemar Hotels & Resorts, Inc.(a)	101,800	418,398
Brixmor Property Group, Inc.	23,085	523,337
Camden Property Trust	7,647	855,546
CapitaLand Ascendas REIT (Singapore)	198,855	407,269
CapitaLand Ascott Trust (Singapore)	239,800	188,162
CapitaLand Integrated Commercial Trust (Singapore)	236,233	360,305
Charter Hall Group (Australia)	208,328	1,689,928
Chatham Lodging Trust	42,400	520,248
City Office REIT, Inc.	38,000	318,440
Cofinimmo SA (Belgium)	753	67,432
Community Healthcare Trust, Inc.	10,037	359,325
Cousins Properties, Inc.(a)	71,217	1,801,078
Covivio (France)	11,275	669,268

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Crown Castle, Inc.	7,200	$976,608
CubeSmart(a)	9,698	390,345
DiamondRock Hospitality Co.(a)	396,300	3,245,697
Digital Realty Trust, Inc.	16,640	1,668,493
Diversified Healthcare Trust	531,000	343,451
Douglas Emmett, Inc.	1,735	27,205
EastGroup Properties, Inc.	420	62,185
EPR Properties	805	30,365
Equinix, Inc.	17,215	11,276,341
Equity LifeStyle Properties, Inc.	3,299	213,115
Equity Residential	24,858	1,466,622
Essential Properties Realty Trust, Inc.	24,180	567,505
Essex Property Trust, Inc.	1,693	358,781
Extra Space Storage, Inc.(a)	4,876	717,650
Federal Realty Investment Trust	1,921	194,098
Fibra Uno Administracion SA de CV (Mexico)	12,500	14,754
First Industrial Realty Trust, Inc.(a)	2,601	125,524
Franklin Street Properties Corp.	249,254	680,463
Gaming & Leisure Properties, Inc.	108,110	5,631,450
GLP J-REIT (Japan)	653	752,046
Goodman Group (Australia)	553,931	6,514,425
Great Portland Estates PLC (United Kingdom)	12,719	75,805
Healthcare Realty Trust, Inc.(a)	5,206	100,320
Healthpeak Properties, Inc.	13,870	347,721
Hersha Hospitality Trust (Class A Stock)(a)	80,400	685,008
Highwoods Properties, Inc.(a)	1,065	29,799
Hoshino Resorts REIT, Inc. (Japan)	42	226,211
Host Hotels & Resorts, Inc.	154,994	2,487,654
Hudson Pacific Properties, Inc.	81,990	797,763
Ichigo Office REIT Investment Corp. (Japan)	2,131	1,375,052
Independence Realty Trust, Inc.(a)	58,090	979,397
Ingenia Communities Group (Australia)	55,366	167,539
InterRent Real Estate Investment Trust (Canada)	32,993	311,898
Invincible Investment Corp. (Japan)	2,513	973,767
Invitation Homes, Inc.(a)	21,175	627,627
Iron Mountain, Inc.(a)	5,480	273,178
iStar, Inc.(a)	205,950	1,571,399
Japan Hotel REIT Investment Corp. (Japan)	1,059	622,802
Japan Metropolitan Fund Investment Corp. (Japan)	152	120,918
Japan Real Estate Investment Corp. (Japan)	125	549,037
JBG SMITH Properties	1,095	20,783
Kilroy Realty Corp.	1,190	46,017
Kimco Realty Corp.	24,903	527,446
Kite Realty Group Trust(a)	49,662	1,045,385
Klepierre SA (France)*	141,543	3,266,901
Lamar Advertising Co. (Class A Stock)	21,120	1,993,728
Land Securities Group PLC (United Kingdom)	21,293	159,083
Lendlease Global Commercial REIT (Singapore)	348,673	183,505
Life Storage, Inc.	2,217	218,375

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Link REIT (Hong Kong)	79,187	$579,438
Macerich Co. (The)(a)	26,200	295,012
Medical Properties Trust, Inc.(a)	52,811	588,315
Mid-America Apartment Communities, Inc.	12,164	1,909,626
National Health Investors, Inc.	3,900	203,658
National Retail Properties, Inc.	11,561	529,031
National Storage Affiliates Trust	11,201	404,580
National Storage REIT (Australia)	265,130	417,805
NETSTREIT Corp.(a)	14,462	265,088
Nippon Accommodations Fund, Inc. (Japan)	46	211,040
Nippon Building Fund, Inc. (Japan)	67	299,611
Nippon Prologis REIT, Inc. (Japan)	97	227,424
Nomura Real Estate Master Fund, Inc. (Japan)	482	597,146
Omega Healthcare Investors, Inc.(a)	21,893	611,909
Paramount Group, Inc.(a)	179,100	1,063,854
Park Hotels & Resorts, Inc.	47,285	557,490
Pebblebrook Hotel Trust(a)	32,800	439,192
Piedmont Office Realty Trust, Inc. (Class A Stock)	61,100	560,287
Plymouth Industrial REIT, Inc.(a)	20,054	384,636
Prologis, Inc.	99,360	11,200,853
Public Storage	29,850	8,363,671
Rayonier, Inc.(a)	1,490	49,110
Realty Income Corp.(a)	25,016	1,586,765
Regency Centers Corp.	9,775	610,938
Region Re Ltd. (Australia)	130,718	240,513
Retail Opportunity Investments Corp.	46,765	702,878
Rexford Industrial Realty, Inc.	10,788	589,456
RioCan Real Estate Investment Trust (Canada)	46,206	721,073
RLJ Lodging Trust	62,300	659,757
Ryman Hospitality Properties, Inc.(a)	12,500	1,022,250
Safehold, Inc.(a)	14,371	411,298
Safestore Holdings PLC (United Kingdom)	143,974	1,641,793
Sasseur Real Estate Investment Trust (Singapore)	2,185,200	1,231,745
SBA Communications Corp.	18,865	5,288,048
Scentre Group (Australia)	520,245	1,012,688
Segro PLC (United Kingdom)	54,599	502,980
Service Properties Trust(a)	156,400	1,140,156
Simon Property Group, Inc.	80,472	9,453,851
SL Green Realty Corp.(a)	678	22,862
Spirit Realty Capital, Inc.	14,518	579,704
Stockland (Australia)	664,399	1,636,321
STORE Capital Corp.	2,600	83,356
Summit Hotel Properties, Inc.	63,918	461,488
Sun Communities, Inc.	6,770	968,110
Tritax Big Box REIT PLC (United Kingdom)	115,415	193,427
UDR, Inc.	26,430	1,023,634
UMH Properties, Inc.	15,954	256,859
Unibail-Rodamco-Westfield (France)*	19,205	1,003,964
UNITE Group PLC (The) (United Kingdom)	8,019	87,974
Ventas, Inc.	192,999	8,694,605

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
VICI Properties, Inc.(a)	33,435	$1,083,294
Vicinity Ltd. (Australia)	277,845	375,174
Vornado Realty Trust(a)	4,010	83,448
Warehouses De Pauw CVA (Belgium)	11,556	331,042
Welltower, Inc.	36,860	2,416,173
Weyerhaeuser Co.	165,195	5,121,045
WP Carey, Inc.(a)	2,130	166,460
Xenia Hotels & Resorts, Inc.	72,200	951,596

		178,258,299

Food & Staples Retailing — 0.9%
Albertson’s Cos., Inc. (Class A Stock)(a)	304,115	6,307,345
Alimentation Couche-Tard, Inc. (Canada)	3,300	145,015
Avenue Supermarts Ltd. (India), 144A*	924	45,370
BIM Birlesik Magazalar A/S (Turkey)	74,224	542,418
BJ’s Wholesale Club Holdings, Inc.*	505	33,411
Carrefour SA (France)	44,936	751,597
Casey’s General Stores, Inc.(a)	404	90,637
Cencosud SA (Chile)	1,350,002	2,222,420
Costco Wholesale Corp.	57,224	26,122,756
E-MART, Inc. (South Korea)	140	10,885
Empire Co. Ltd. (Canada) (Class A Stock)	19,200	505,666
George Weston Ltd. (Canada)	10,700	1,327,543
GrainCorp Ltd. (Australia) (Class A Stock)	401,319	2,023,263
Grocery Outlet Holding Corp.*(a)	880	25,687
Jeronimo Martins SGPS SA (Portugal)	37,694	815,529
Kesko OYJ (Finland) (Class B Stock)	25,513	563,740
Koninklijke Ahold Delhaize NV (Netherlands)	424,444	12,203,310
Kroger Co. (The)	107,080	4,773,626
Loblaw Cos. Ltd. (Canada)	49,100	4,341,397
Magnit PJSC (Russia)^	5,159	—
Metcash Ltd. (Australia)	499,418	1,350,557
Metro, Inc. (Canada)	9,000	498,324
Nahdi Medical Co. (Saudi Arabia)	195	8,656
Performance Food Group Co.*	102,016	5,956,714
Sheng Siong Group Ltd. (Singapore)	186,000	228,904
Sonae SGPS SA (Portugal)	601,131	602,219
Sprouts Farmers Market, Inc.*	15,900	514,683
Sumber Alfaria Trijaya Tbk PT (Indonesia)	90,200	15,373
Sysco Corp.	8,400	642,180
United Natural Foods, Inc.*(a)	46,200	1,788,402
US Foods Holding Corp.*	2,065	70,251
Walgreens Boots Alliance, Inc.(a)	33,815	1,263,328
Walmart, Inc.	135,226	19,173,695
Woolworths Group Ltd. (Australia)	81,544	1,862,092

		96,826,993

Food Products — 0.9%
Adecoagro SA (Brazil)(a)	50,247	416,548
Almarai Co. JSC (Saudi Arabia)	1,456	20,740
Archer-Daniels-Midland Co.	133,195	12,367,156
Austevoll Seafood ASA (Norway)	112,698	1,016,438
Britannia Industries Ltd. (India)	552	28,714

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Food Products (cont’d.)
Bunge Ltd.	23,260	$2,320,650
Campbell Soup Co.(a)	5,185	294,249
Charoen Pokphand Foods PCL (Thailand)	30,000	21,449
China Feihe Ltd. (China), 144A	26,000	22,013
CJ CheilJedang Corp. (South Korea)	1,722	517,996
Conagra Brands, Inc.	28,315	1,095,790
Darling Ingredients, Inc.*	57,543	3,601,616
Elders Ltd. (Australia)	97,460	668,988
First Resources Ltd. (Indonesia)	201,300	222,939
Flowers Foods, Inc.	1,920	55,181
Freshpet, Inc.*(a)	2,981	157,307
General Mills, Inc.	15,865	1,330,280
Glanbia PLC (Ireland)	15,479	196,047
Golden Agri-Resources Ltd. (Indonesia)	4,824,000	900,306
Hershey Co. (The)	5,297	1,226,626
Hormel Foods Corp.	7,430	338,437
Indofood Sukses Makmur Tbk PT (Indonesia)	22,700	9,813
Ingredion, Inc.	670	65,613
IOI Corp. Bhd (Malaysia)	19,200	17,669
J.M. Smucker Co. (The)	2,780	440,519
JBS SA	211,700	884,537
Kellogg Co.	5,365	382,203
Kraft Heinz Co. (The)	39,025	1,588,708
Kuala Lumpur Kepong Bhd (Malaysia)	7,500	38,118
Lamb Weston Holdings, Inc.	50,627	4,524,029
McCormick & Co., Inc.	6,665	552,462
Mondelez International, Inc. (Class A Stock)	157,882	10,522,835
Morinaga Milk Industry Co. Ltd. (Japan)	13,300	505,037
Mowi ASA (Norway)	29,783	507,511
Nestle India Ltd. (India)	176	41,634
Nestle SA	135,517	15,653,492
Nisshin Oillio Group Ltd. (The) (Japan)	26,800	668,991
Orion Corp. (South Korea)	3,681	374,746
Orkla ASA (Norway)	51,120	368,950
Pilgrim’s Pride Corp.*(a)	245,385	5,822,986
Post Holdings, Inc.*(a)	8,161	736,612
PPB Group Bhd (Malaysia)	4,000	15,836
Premier Foods PLC (United Kingdom)	656,977	856,065
Seaboard Corp.	4	15,101
Sime Darby Plantation Bhd (Malaysia)	10,800	11,413
Thai Union Group PCL (Thailand)	16,200	7,903
Tongwei Co. Ltd. (China) (Class A Stock)	8,500	47,255
TreeHouse Foods, Inc.*	36,300	1,792,494
Tyson Foods, Inc. (Class A Stock)	147,315	9,170,359
Vital Farms, Inc.*	22,300	332,716
WH Group Ltd. (Hong Kong), 144A	6,346,860	3,701,732
Wilmar International Ltd. (China)	2,315,700	7,214,277

		93,691,086

Gas Utilities — 0.1%
Atmos Energy Corp.(a)	3,645	408,495
Beijing Enterprises Holdings Ltd. (China)	43,500	138,887

	Shares	Value

COMMON STOCKS (continued)
Gas Utilities (cont’d.)
Brookfield Infrastructure Corp. (Canada) (Class A Stock)(a)	4,300	$167,270
China Gas Holdings Ltd. (China)	22,400	32,463
China Resources Gas Group Ltd. (China)	4,800	17,907
Enagas SA (Spain)	28,330	471,086
GAIL India Ltd. (India)	210,697	244,671
Indraprastha Gas Ltd. (India)	1,946	9,728
Italgas SpA (Italy)	424,345	2,356,136
Kunlun Energy Co. Ltd. (China)	152,000	108,065
National Fuel Gas Co.(a)	825	52,222
Naturgy Energy Group SA (Spain)	18,378	477,626
New Jersey Resources Corp.	19,600	972,552
Northwest Natural Holding Co.	24,300	1,156,437
Rubis SCA (France)	8,640	227,510
Spire, Inc.(a)	2,900	199,694
Tokyo Gas Co. Ltd. (Japan)	27,600	540,402
UGI Corp.	172,040	6,377,523

		13,958,674

Health Care Equipment & Supplies — 1.1%
Abbott Laboratories	233,860	25,675,489
Alcon, Inc. (Switzerland)	33,521	2,300,176
Align Technology, Inc.*	1,295	273,116
Avanos Medical, Inc.*	53,800	1,455,828
Axogen, Inc.*	19,000	189,620
Axonics, Inc.*	1,500	93,795
Baxter International, Inc.	103,645	5,282,786
Becton, Dickinson & Co.	17,346	4,411,088
Boston Scientific Corp.*	38,170	1,766,126
Cooper Cos., Inc. (The)	1,305	431,524
DENTSPLY SIRONA, Inc.	5,395	171,777
Dexcom, Inc.*(a)	133,476	15,114,822
Edwards Lifesciences Corp.*	56,800	4,237,848
Enovis Corp.*	551	29,490
Envista Holdings Corp.*(a)	11,425	384,680
Globus Medical, Inc. (Class A Stock)*	730	54,217
Haemonetics Corp.*	12,200	959,530
Hartalega Holdings Bhd (Malaysia)	3,485,200	1,345,942
Hologic, Inc.*	6,415	479,906
ICU Medical, Inc.*	185	29,134
IDEXX Laboratories, Inc.*	1,300	530,348
Inari Medical, Inc.*	3,572	227,036
Inmode Ltd.*(a)	33,000	1,178,100
Inogen, Inc.*	15,000	295,650
Inspire Medical Systems, Inc.*	1,000	251,880
Integer Holdings Corp.*	21,500	1,471,890
Integra LifeSciences Holdings Corp.*	790	44,295
Intuitive Surgical, Inc.*	24,356	6,462,865
iRadimed Corp.	6,800	192,372
iRhythm Technologies, Inc.*	5,700	533,919
Jeol Ltd. (Japan)	20,000	537,810
Lantheus Holdings, Inc.*	35,900	1,829,464
LivaNova PLC*	3,000	166,620
Masimo Corp.*	130	19,234
Medtronic PLC	200,337	15,570,192
Merit Medical Systems, Inc.*	33,000	2,330,460
Olympus Corp. (Japan)	121,700	2,146,495
QuidelOrtho Corp.*	505	43,263

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
ResMed, Inc.	2,500	$520,325
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (China) (Class A Stock)	400	18,220
Shockwave Medical, Inc.*	12,050	2,477,600
Silk Road Medical, Inc.*	7,400	391,090
Sri Trang Gloves Thailand PCL (Thailand)(a)	1,018,200	293,835
STERIS PLC	24,048	4,441,425
Stryker Corp.	14,098	3,446,820
Tandem Diabetes Care, Inc.*	50	2,248
Teleflex, Inc.	1,196	298,557
Top Glove Corp. Bhd (Malaysia)	2,401,200	493,580
Zimmer Biomet Holdings, Inc.	35,978	4,587,195

		115,489,682

Health Care Providers & Services — 1.7%
Acadia Healthcare Co., Inc.*	59,064	4,862,148
agilon health, Inc.*	115	1,856
Aier Eye Hospital Group Co. Ltd. (China) (Class A Stock)	116,642	522,378
Alfresa Holdings Corp. (Japan)	26,100	331,765
Alignment Healthcare, Inc.*	127,800	1,502,928
Amedisys, Inc.*	340	28,404
AmerisourceBergen Corp.	2,600	430,846
Aveanna Healthcare Holdings, Inc.*(a)	57,100	44,538
Bangkok Dusit Medical Services PCL (Thailand)	50,000	41,813
Brookdale Senior Living, Inc.*	64,700	176,631
Bumrungrad Hospital PCL (Thailand)	122,310	748,248
Cardinal Health, Inc.(a)	80,485	6,186,882
Centene Corp.*	130,895	10,734,699
Chartwell Retirement Residences (Canada), UTS	26,916	167,778
Chemed Corp.	105	53,595
Cigna Corp.	80,737	26,751,398
CorVel Corp.*	4,300	624,919
CVS Health Corp.	199,175	18,561,118
DaVita, Inc.*	700	52,269
Dr. Sulaiman Al Habib Medical Services Group Co. (Saudi Arabia)	546	31,884
Elevance Health, Inc.	9,178	4,708,039
Encompass Health Corp.	1,000	59,810
Enhabit, Inc.*	467	6,146
Ensign Group, Inc. (The)	12,800	1,211,008
Galenica AG (Switzerland), 144A	3,516	286,872
Guangzhou Kingmed Diagnostics Group Co. Ltd. (China) (Class A Stock)	4,700	53,019
H.U. Group Holdings, Inc. (Japan)	111,100	2,426,585
HCA Healthcare, Inc.	5,630	1,350,975
Henry Schein, Inc.*(a)	3,480	277,948
Humana, Inc.	5,170	2,648,022
IHH Healthcare Bhd (Malaysia)	363,900	513,521
Laboratory Corp. of America Holdings	2,347	552,671
Max Healthcare Institute Ltd. (India)*	87,981	466,526
McKesson Corp.	3,509	1,316,296
ModivCare, Inc.*	8,100	726,813
Molina Healthcare, Inc.*	24,970	8,245,593

	Shares	Value

COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
National HealthCare Corp.	9,100	$541,450
NMC Health PLC (United Arab Emirates)*^	21,382	3
Oak Street Health, Inc.*(a)	1,195	25,704
OPKO Health, Inc.*(a)	71,200	89,000
Pennant Group, Inc. (The)*	10,100	110,898
Premier, Inc. (Class A Stock)	1,205	42,151
Progyny, Inc.*(a)	26,505	825,631
Quest Diagnostics, Inc.	3,222	504,050
Select Medical Holdings Corp.	17,600	437,008
Signify Health, Inc. (Class A Stock)*	690	19,775
Sinopharm Group Co. Ltd. (China) (Class H Stock)	118,400	299,684
Sonic Healthcare Ltd. (Australia)	346,600	7,053,665
Summerset Group Holdings Ltd. (New Zealand)	190,249	1,068,563
Suzuken Co. Ltd. (Japan)	13,600	367,959
Tenet Healthcare Corp.*	13,885	677,449
Toho Holdings Co. Ltd. (Japan)	92,900	1,549,050
UnitedHealth Group, Inc.	139,710	74,071,448
Universal Health Services, Inc. (Class B Stock)	1,677	236,272

		184,625,701

Health Care Technology — 0.0%
Allscripts Healthcare Solutions, Inc.*	22,500	396,900
Certara, Inc.*(a)	455	7,312
Computer Programs & Systems, Inc.*	12,500	340,250
Definitive Healthcare Corp.*(a)	16,305	179,192
Doximity, Inc. (Class A Stock)*	550	18,458
Evolent Health, Inc. (Class A Stock)*	42,900	1,204,632
Multiplan Corp.*(a)	155,500	178,825
NextGen Healthcare, Inc.*	20,000	375,600
Sophia Genetics SA (Switzerland)*(a)	11,441	23,568
Teladoc Health, Inc.*(a)	22,287	527,088

		3,251,825

Hotels, Restaurants & Leisure — 1.4%
888 Holdings PLC (United Kingdom)*	574,541	606,510
Accel Entertainment, Inc.*(a)	38,200	294,140
Airbnb, Inc. (Class A Stock)*	112,577	9,625,333
Aramark	2,370	97,976
Aristocrat Leisure Ltd. (Australia)	265,565	5,472,181
Bally’s Corp.*(a)	1,369	26,531
Biglari Holdings, Inc. (Class B Stock)*	2,340	324,792
Bloomin’ Brands, Inc.	42,798	861,096
Booking Holdings, Inc.*	4,560	9,189,677
Boyd Gaming Corp.	33,175	1,809,033
Caesars Entertainment, Inc.*	4,095	170,352
Carnival Corp.*(a)	24,400	196,664
Chipotle Mexican Grill, Inc.*	6,501	9,020,072
Churchill Downs, Inc.	2,506	529,844
Chuy’s Holdings, Inc.*(a)	19,800	560,340
Compass Group PLC (United Kingdom)	642,538	14,837,509
Darden Restaurants, Inc.	2,263	313,041
Dave & Buster’s Entertainment, Inc.*	20,700	733,608
Domino’s Pizza, Inc.	810	280,584
Evolution AB (Sweden), 144A	11,389	1,109,339

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Expedia Group, Inc.*	29,479	$2,582,360
First Watch Restaurant Group, Inc.*(a)	19,800	267,894
Golden Entertainment, Inc.*	5,200	194,480
Greggs PLC (United Kingdom)	72,571	2,039,040
Hilton Grand Vacations, Inc.*(a)	25,500	982,770
Hilton Worldwide Holdings, Inc.	55,884	7,061,502
Hyatt Hotels Corp. (Class A Stock)*	530	47,938
Indian Hotels Co. Ltd. (India)	4,342	16,703
InterContinental Hotels Group PLC (United Kingdom)	12,919	741,277
Jiumaojiu International Holdings Ltd. (China), 144A	394,604	1,046,162
Jollibee Foods Corp. (Philippines)	3,500	14,459
Koshidaka Holdings Co. Ltd. (Japan)	35,000	262,445
La Francaise des Jeux SAEM (France), 144A	9,612	386,773
Las Vegas Sands Corp.*(a)	67,120	3,226,458
Light & Wonder, Inc.*	27,100	1,588,060
Lottery Corp. Ltd. (The) (Australia)*	158,259	482,387
MakeMyTrip Ltd. (India)*(a)	44,765	1,234,171
Marriott International, Inc. (Class A Stock)	148,944	22,176,272
Marriott Vacations Worldwide Corp.	400	53,836
McDonald’s Corp.	79,343	20,909,261
MGM Resorts International	8,260	276,958
Norwegian Cruise Line Holdings Ltd.*(a)	9,965	121,972
OPAP SA (Greece)	312,622	4,422,901
Oriental Land Co. Ltd. (Japan)	27,600	4,016,467
Penn Entertainment, Inc.*(a)	55,755	1,655,923
Planet Fitness, Inc. (Class A Stock)*	225	17,730
RCI Hospitality Holdings, Inc.(a)	7,100	661,649
Round One Corp. (Japan)	17,100	61,890
Royal Caribbean Cruises Ltd.*(a)	5,755	284,470
SeaWorld Entertainment, Inc.*	6,000	321,060
Six Flags Entertainment Corp.*	385	8,951
Sodexo SA (France)	10,900	1,042,895
Starbucks Corp.	164,600	16,328,320
Sweetgreen, Inc. (Class A Stock)*(a)	4,949	42,413
Texas Roadhouse, Inc.(a)	5,700	518,415
Toridoll Holdings Corp. (Japan)	40,700	833,182
Travel + Leisure Co.	250	9,100
Vail Resorts, Inc.	30	7,151
Whitbread PLC (United Kingdom)	16,511	510,497
Wingstop, Inc.(a)	11,600	1,596,392
Wyndham Hotels & Resorts, Inc.(a)	330	23,532
Wynn Resorts Ltd.*	2,675	220,607
Yum China Holdings, Inc. (China)	2,100	114,765
Yum! Brands, Inc.	7,125	912,570

		155,382,680

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)	105,159	502,271
Beazer Homes USA, Inc.*	21,500	274,340
Berkeley Group Holdings PLC (United Kingdom)	11,197	510,464
Century Communities, Inc.	8,657	432,937
D.R. Horton, Inc.(a)	6,650	592,781

	Shares	Value

COMMON STOCKS (continued)
Household Durables (cont’d.)
Garmin Ltd.	4,176	$385,403
Gree Electric Appliances, Inc. of Zhuhai (China) (Class A Stock)	12,200	56,789
Leggett & Platt, Inc.	1,360	43,833
Lennar Corp. (Class A Stock)	60,270	5,454,435
Lennar Corp. (Class B Stock)	150	11,217
M/I Homes, Inc.*	4,700	217,046
Meritage Homes Corp.*	11,300	1,041,860
Mohawk Industries, Inc.*	1,335	136,464
Newell Brands, Inc.(a)	9,465	123,802
NVR, Inc.*	58	267,530
Persimmon PLC (United Kingdom)	33,385	489,512
PulteGroup, Inc.	5,035	229,243
Redrow PLC (United Kingdom)	166,747	913,756
Tamron Co. Ltd. (Japan)	26,100	587,611
Taylor Morrison Home Corp.*	65,000	1,972,750
Taylor Wimpey PLC (United Kingdom)	411,357	503,788
Tempur Sealy International, Inc.(a)	1,720	59,048
Toll Brothers, Inc.	67,283	3,358,767
TopBuild Corp.*	50	7,824
Tri Pointe Homes, Inc.*	33,900	630,201
Whirlpool Corp.(a)	1,365	193,093

		18,996,765

Household Products — 0.7%
Church & Dwight Co., Inc.	5,160	415,948
Clorox Co. (The)(a)	2,323	325,987
Colgate-Palmolive Co.	121,960	9,609,228
Henkel AG & Co. KGaA (Germany)	9,447	607,109
Kimberly-Clark Corp.	55,926	7,591,954
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	9,000	15,274
Procter & Gamble Co. (The)	330,176	50,041,475
Reckitt Benckiser Group PLC (United Kingdom)	97,277	6,742,888
Reynolds Consumer Products, Inc.	595	17,838
Spectrum Brands Holdings, Inc.	435	26,500
Unilever Indonesia Tbk PT (Indonesia)	49,400	14,922

		75,409,123

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)(a)	148,150	4,260,794
Brookfield Renewable Corp. (Class A Stock)	1,310	36,077
China Yangtze Power Co. Ltd. (China) (Class A Stock)	7,400	22,424
Clearway Energy, Inc. (Class A Stock)	14,400	430,848
Clearway Energy, Inc. (Class C Stock)(a)	51,900	1,654,053
Colbun SA (Chile)	1,175,895	121,078
Drax Group PLC (United Kingdom)	24,057	204,062
Engie Brasil Energia SA (Brazil)	64,400	462,439
NextEra Energy Partners LP(a)	7,933	556,024
NTPC Ltd. (India)	21,585	43,409
Ormat Technologies, Inc.(a)	6,100	527,528
Orron Energy AB (Sweden)	16,104	34,807
Vistra Corp.	256,280	5,945,696

		14,299,239

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates — 0.5%
3M Co.(a)	98,125	$11,767,150
Aboitiz Equity Ventures, Inc. (Philippines)	9,100	9,450
CITIC Ltd. (China)	550,000	578,287
CK Hutchison Holdings Ltd. (United Kingdom)	85,500	512,218
General Electric Co.	28,702	2,404,941
GS Holdings Corp. (South Korea)	16,685	579,016
Hitachi Ltd. (Japan)	98,000	4,930,995
Honeywell International, Inc.	92,324	19,785,033
Industries Qatar QSC (Qatar)	523,458	1,847,676
Jardine Matheson Holdings Ltd. (Hong Kong)	135,800	6,908,261
KOC Holding A/S (Turkey)	337,495	1,514,119
Mytilineos SA (Greece)	30,205	656,224
Nisshinbo Holdings, Inc. (Japan)	149,900	1,104,679
Samsung C&T Corp. (South Korea)	474	42,703
Smiths Group PLC (United Kingdom)	159,090	3,053,267
Turkiye Sise ve Cam Fabrikalari A/S (Turkey)	448,579	1,025,847

		56,719,866

Insurance — 1.7%
Aegon NV (Netherlands)	143,328	726,197
Aflac, Inc.	16,160	1,162,550
Ageas SA/NV (Belgium)	12,973	575,637
AIA Group Ltd. (Hong Kong)	24,000	265,041
Allstate Corp. (The)	7,533	1,021,475
Ambac Financial Group, Inc.*	10,000	174,400
American Financial Group, Inc.	773	106,117
American International Group, Inc.	171,000	10,814,040
Aon PLC (Class A Stock)	5,670	1,701,794
Arch Capital Group Ltd.*	9,130	573,181
Argo Group International Holdings Ltd.	27,400	708,290
Arthur J. Gallagher & Co.	5,468	1,030,937
ASR Nederland NV (Netherlands)	97,827	4,648,155
Assurant, Inc.	1,590	198,845
Assured Guaranty Ltd.	760	47,318
Aviva PLC (United Kingdom)	156,726	831,376
AXA SA (France)	285,325	7,947,882
Axis Capital Holdings Ltd.	50,489	2,734,989
BB Seguridade Participacoes SA (Brazil)	3,900	24,830
Bright Health Group, Inc.*(a)	164,000	106,584
Brighthouse Financial, Inc.*	905	46,399
Brown & Brown, Inc.	6,680	380,560
Bupa Arabia for Cooperative Insurance Co. (Saudi Arabia)	618	23,569
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	15,600	34,497
Chubb Ltd.	132,145	29,151,187
Cincinnati Financial Corp.	4,614	472,427
CNA Financial Corp.	500	21,140
Dai-ichi Life Holdings, Inc. (Japan)	386,300	8,723,957
DB Insurance Co. Ltd. (South Korea)	20,609	1,068,267
eHealth, Inc.*	37,800	182,952
Employers Holdings, Inc.	16,900	728,897
Enstar Group Ltd.*	7,300	1,686,592
Erie Indemnity Co. (Class A Stock)	112	27,857

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
Everest Re Group Ltd.	1,015	$336,239
F&G Annuities & Life, Inc.*	198	3,962
Fidelity National Financial, Inc.	2,925	110,038
First American Financial Corp.	1,270	66,472
Genworth Financial, Inc. (Class A Stock)*	224,800	1,189,192
Globe Life, Inc.	2,625	316,444
Hanover Insurance Group, Inc. (The)(a)	445	60,133
Hartford Financial Services Group, Inc. (The)	23,630	1,791,863
James River Group Holdings Ltd.	9,066	189,570
Japan Post Insurance Co. Ltd. (Japan)	199,700	3,512,149
Just Group PLC (United Kingdom)	514,639	509,018
Kemper Corp.	845	41,574
Kinsale Capital Group, Inc.(a)	6,700	1,752,184
Lincoln National Corp.(a)	4,635	142,387
Loews Corp.	5,800	338,314
Markel Corp.*	116	152,829
Marsh & McLennan Cos., Inc.	86,295	14,280,097
Meritz Fire & Marine Insurance Co. Ltd. (South Korea)	26,345	1,043,037
MetLife, Inc.	248,529	17,986,044
MS&AD Insurance Group Holdings, Inc. (Japan)	94,500	3,021,149
New China Life Insurance Co. Ltd. (China) (Class H Stock)	5,200	12,660
NN Group NV (Netherlands)	223,196	9,126,976
Old Mutual Ltd. (South Africa)	81,843	50,209
Old Republic International Corp.(a)	3,335	80,540
Oscar Health, Inc. (Class A Stock)*	88,000	216,480
People’s Insurance Co. Group of China Ltd. (The) (China) (Class H Stock)	1,722,000	569,664
Phoenix Group Holdings PLC (United Kingdom)	27,665	202,659
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	806,000	762,070
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	33,000	216,802
Poste Italiane SpA (Italy), 144A	261,787	2,554,118
Powszechny Zaklad Ubezpieczen SA (Poland)	19,793	160,737
Primerica, Inc.	458	64,954
Principal Financial Group, Inc.(a)	6,635	556,809
Progressive Corp. (The)	111,075	14,407,538
Reinsurance Group of America, Inc.	46,571	6,617,273
RenaissanceRe Holdings Ltd. (Bermuda)	21,916	4,037,585
Ryan Specialty Holdings, Inc.*	11,195	464,704
Sampo OYJ (Finland) (Class A Stock)	67,518	3,526,432
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	3,585	567,291
SiriusPoint Ltd. (Bermuda)*	141,000	831,900
Sompo Holdings, Inc. (Japan)	13,200	584,009
Stewart Information Services Corp.	12,400	529,852
Travelers Cos., Inc. (The)	6,509	1,220,372
Unipol Gruppo SpA (Italy)	183,322	892,558
United Fire Group, Inc.(a)	5,200	142,272
Unum Group	107,760	4,421,393

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
W.R. Berkley Corp.	5,827	$422,865
White Mountains Insurance Group Ltd.	36	50,916
Willis Towers Watson PLC(a)	3,085	754,529
Zurich Insurance Group AG (Switzerland)	9,356	4,472,892

		183,309,693

Interactive Media & Services — 1.7%
Alphabet, Inc. (Class A Stock)*	850,449	75,035,115
Alphabet, Inc. (Class C Stock)*	582,952	51,725,331
Auto Trader Group PLC (United Kingdom), 144A	76,835	478,479
Autohome, Inc. (China), ADR	500	15,300
Baidu, Inc. (China), ADR*	1,400	160,132
Cargurus, Inc.*(a)	19,800	277,398
IAC, Inc.*	835	37,074
Info Edge India Ltd. (India)	360	17,093
JOYY, Inc. (China), ADR	300	9,477
Kanzhun Ltd. (China), ADR*	70,740	1,440,974
Match Group, Inc.*	4,555	188,987
Meta Platforms, Inc. (Class A Stock)*	393,078	47,303,006
Outbrain, Inc.*(a)	38,200	138,284
Pinterest, Inc. (Class A Stock)*	28,700	696,836
Tencent Holdings Ltd. (China)	26,600	1,127,850
TripAdvisor, Inc.*	955	17,171
ZoomInfo Technologies, Inc.*	57,373	1,727,501

		180,396,008

Internet & Direct Marketing Retail — 1.0%
Alibaba Group Holding Ltd. (China)*	95,856	1,051,820
Alibaba Health Information Technology Ltd. (China)*	24,000	20,202
Amazon.com, Inc.*	1,000,362	84,030,408
ContextLogic, Inc. (Class A Stock)*(a)	145,000	70,716
Coupang, Inc. (South Korea)*	234,889	3,455,217
DoorDash, Inc. (Class A Stock)*	275	13,426
Duluth Holdings, Inc. (Class B Stock)*(a)	78,700	486,366
eBay, Inc.(a)	69,390	2,877,603
Etsy, Inc.*(a)	7,898	946,022
JD Health International, Inc. (China), 144A*	10,900	98,428
JD.com, Inc. (China), ADR	17,439	978,851
Meituan (China) (Class B Stock), 144A*	12,200	270,301
MercadoLibre, Inc. (Brazil)*	15,422	13,050,713
Pinduoduo, Inc. (China), ADR*(a)	26,736	2,180,321
Qurate Retail, Inc. (Class A Stock)*(a)	224,100	365,283
Vipshop Holdings Ltd. (China), ADR*	2,800	38,192
Wayfair, Inc. (Class A Stock)*(a)	338	11,117

		109,944,986

IT Services — 2.3%
Accenture PLC (Class A Stock)	39,100	10,433,444
Adyen NV (Netherlands), 144A*	8,360	11,605,769
Affirm Holdings, Inc.*(a)	1,820	17,599
Akamai Technologies, Inc.*(a)	4,103	345,883
Alten SA (France)	1,897	237,672

	Shares	Value
COMMON STOCKS (continued)
IT Services (cont’d.)
Amdocs Ltd.	1,280	$116,352
Automatic Data Processing, Inc.	63,852	15,251,689
Block, Inc.*	5,465	343,421
Broadridge Financial Solutions, Inc.	7,810	1,047,555
Capgemini SE (France)	45,451	7,598,325
Change, Inc. (Japan)	26,600	436,157
Cognizant Technology Solutions Corp. (Class A Stock)	13,780	788,078
Computacenter PLC (United Kingdom)	51,008	1,184,542
Computershare Ltd.	47,169	830,931
Concentrix Corp.	6,358	846,631
Conduent, Inc.*	35,000	141,750
Data#3 Ltd. (Australia)	125,808	580,999
DXC Technology Co.*	116,555	3,088,707
Edenred (France)	21,275	1,157,900
EPAM Systems, Inc.*	19,600	6,423,704
Euronet Worldwide, Inc.*	119	11,231
Fidelity National Information Services, Inc.	34,213	2,321,352
Fiserv, Inc.*	16,044	1,621,567
FleetCor Technologies, Inc.*	1,200	220,416
Fujitsu Ltd. (Japan)	9,900	1,319,845
Gartner, Inc.*	16,595	5,578,243
Genpact Ltd.	915	42,383
Global Payments, Inc.	7,446	739,537
GMO internet group, Inc. (Japan)	47,000	877,956
GMO Payment Gateway, Inc. (Japan)	7,249	599,485
GoDaddy, Inc. (Class A Stock)*	17,780	1,330,300
Grid Dynamics Holdings, Inc.*	6,380	71,584
Hackett Group, Inc. (The)	29,800	607,026
HCL Technologies Ltd. (India)	62,106	778,865
Indra Sistemas SA (Spain)	24,096	274,670
Information Services Group, Inc.	29,800	137,080
Infosys Ltd. (India)	27,796	506,757
International Business Machines Corp.(a)	49,194	6,930,943
Itochu Techno-Solutions Corp. (Japan)	26,600	617,007
Jack Henry & Associates, Inc.	1,100	193,116
Kyndryl Holdings, Inc.*	91,255	1,014,756
Mastercard, Inc. (Class A Stock)	158,804	55,220,915
Mphasis Ltd. (India)	21,466	511,279
NEC Corp. (Japan)	24,400	855,690
Nomura Research Institute Ltd. (Japan)	35,400	841,597
NSD Co. Ltd. (Japan)	43,500	751,769
NTT Data Corp. (Japan)	516,800	7,531,190
Obic Co. Ltd. (Japan)	4,000	587,236
Okta, Inc.*	1,330	90,879
Otsuka Corp. (Japan)	21,400	674,536
Paychex, Inc.	5,100	589,356
Payoneer Global, Inc.*	82,600	451,822
PayPal Holdings, Inc.*	61,195	4,358,308
Paysafe Ltd.*	26,608	369,585
Reply SpA (Italy)	16,336	1,874,033
Sabre Corp.*(a)	108,100	668,058
SCSK Corp. (Japan)	55,000	832,521
SHIFT, Inc. (Japan)*	12,700	2,235,565
Shift4 Payments, Inc. (Class A Stock)*(a)	13,271	742,247
Snowflake, Inc. (Class A Stock)*	29,000	4,162,660

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
IT Services (cont’d.)
SS&C Technologies Holdings, Inc.	128,730	$6,701,684
StoneCo Ltd. (Brazil) (Class A Stock)*	76,700	724,048
Tata Consultancy Services Ltd. (India)	18,528	728,653
Tech Mahindra Ltd. (India)	40,516	496,876
TELUS International CDA, Inc. (Philippines)*(a)	17,583	347,968
TIS, Inc. (Japan)	32,700	859,414
Transcosmos, Inc. (Japan)	71,700	1,760,728
TTEC Holdings, Inc.	13,100	578,103
Twilio, Inc. (Class A Stock)*	20,792	1,017,976
Uchida Yoko Co. Ltd. (Japan)	12,400	439,399
VeriSign, Inc.*	8,886	1,825,540
Visa, Inc. (Class A Stock)(a)	285,776	59,372,822
Western Union Co. (The)	2,620	36,077
WEX, Inc.*	30,474	4,987,070
Wix.com Ltd. (Israel)*	120	9,220

		251,506,051

Leisure Products — 0.0%
Brunswick Corp.	8,167	588,677
Hasbro, Inc.	3,245	197,977
Malibu Boats, Inc. (Class A Stock)*	27,900	1,487,070
MasterCraft Boat Holdings, Inc.*	42,700	1,104,649
Mattel, Inc.*	1,865	33,272
Peloton Interactive, Inc. (Class A Stock)*(a)	3,105	24,654
Polaris, Inc.(a)	144	14,544
Shimano, Inc. (Japan)	4,900	774,293

		4,225,136

Life Sciences Tools & Services — 0.7%
10X Genomics, Inc. (Class A Stock)*	75	2,733
Adaptive Biotechnologies Corp.*	41,300	315,532
Agilent Technologies, Inc.	44,635	6,679,628
Avantor, Inc.*	327,106	6,898,665
Azenta, Inc.*	760	44,247
BioLife Solutions, Inc.*	5,123	93,239
Bio-Rad Laboratories, Inc. (Class A Stock)*	531	223,280
Bio-Techne Corp.	2,400	198,912
Charles River Laboratories International, Inc.*	830	180,857
Danaher Corp.	82,022	21,770,279
Divi’s Laboratories Ltd. (India)	824	33,940
ICON PLC*	6,834	1,327,504
Illumina, Inc.*	4,130	835,086
IQVIA Holdings, Inc.*	32,966	6,754,404
Lonza Group AG (Switzerland)	3,341	1,640,015
Mettler-Toledo International, Inc.*	360	520,362
NeoGenomics, Inc.*	75,900	701,316
Olink Holding AB (Sweden), ADR*	8,807	223,522
PerkinElmer, Inc.	3,321	465,671
QIAGEN NV*	2,320	115,698
Quanterix Corp.*	7,700	106,645
Repligen Corp.*	165	27,936
Sotera Health Co.*	659,200	5,491,136
Syneos Health, Inc.*	58,310	2,138,811
Thermo Fisher Scientific, Inc.	27,816	15,317,993
Waters Corp.*	1,000	342,580

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services (cont’d.)
West Pharmaceutical Services, Inc.	1,200	$282,420
WuXi AppTec Co. Ltd. (China) (Class H Stock), 144A	1,900	19,936

		72,752,347

Machinery — 1.5%
Aalberts NV (Netherlands)	6,732	262,227
AGCO Corp.	30,874	4,281,915
Allison Transmission Holdings, Inc.	240	9,984
Altra Industrial Motion Corp.	14,900	890,275
Amada Co. Ltd. (Japan)	160,000	1,245,976
ANDRITZ AG (Austria)	53,617	3,069,151
Ashok Leyland Ltd. (India)	269,672	466,716
Atlas Copco AB (Sweden) (Class A Stock)	669,276	7,929,849
Atlas Copco AB (Sweden) (Class B Stock)	110,522	1,179,231
Bucher Industries AG (Switzerland)	3,264	1,362,162
Caterpillar, Inc.	61,985	14,849,127
Chart Industries, Inc.*(a)	1,000	115,230
Crane Holdings Co.	480	48,216
Cummins, Inc.	3,760	911,010
Daimler Truck Holding AG (Germany)*	85,650	2,633,029
Deere & Co.(a)	65,777	28,202,547
DMG Mori Co. Ltd. (Japan)	46,000	609,166
Donaldson Co., Inc.(a)	11,240	661,699
Doosan Bobcat, Inc. (South Korea)	1,174	32,122
Dover Corp.	3,765	509,819
Energy Recovery, Inc.*	12,127	248,482
Enerpac Tool Group Corp.	7,773	197,823
EnPro Industries, Inc.	2,418	262,812
Epiroc AB (Sweden) (Class A Stock)	40,920	745,117
Epiroc AB (Sweden) (Class B Stock)	36,187	582,147
Esab Corp.(a)	77,051	3,615,233
Federal Signal Corp.	2,400	111,528
Flowserve Corp.	1,335	40,958
Fortive Corp.	128,753	8,272,380
Gates Industrial Corp. PLC*	1,125	12,836
GEA Group AG (Germany)	21,698	882,405
Graco, Inc.	565	38,002
Hillenbrand, Inc.	42,000	1,792,140
Hitachi Construction Machinery Co. Ltd. (Japan)	177,700	3,960,302
IDEX Corp.(a)	27,056	6,177,697
IHI Corp. (Japan)	138,600	4,015,018
Illinois Tool Works, Inc.	4,922	1,084,317
Indutrade AB (Sweden)	13,897	281,824
Ingersoll Rand, Inc.	10,555	551,499
ITT, Inc.	880	71,368
Japan Steel Works Ltd. (The) (Japan)	100,500	1,974,259
Kawasaki Heavy Industries Ltd. (Japan)	118,800	2,757,531
Keda Industrial Group Co. Ltd. (China) (Class A Stock)	20,800	42,589
Komatsu Ltd. (Japan)	83,400	1,802,618
Lincoln Electric Holdings, Inc.(a)	13,800	1,993,962
LK Technology Holdings Ltd. (Hong Kong)(a)	635,000	518,418

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
Makino Milling Machine Co. Ltd. (Japan)	13,300	$434,516
Middleby Corp. (The)*	509	68,155
Mueller Industries, Inc.	40,700	2,401,300
Nordson Corp.	1,260	299,527
Obara Group, Inc. (Japan)(a)	19,500	533,300
OKUMA Corp. (Japan)	11,500	407,351
Organo Corp. (Japan)	11,700	259,689
Oshkosh Corp.	661	58,294
Otis Worldwide Corp.	102,362	8,015,968
PACCAR, Inc.	127,930	12,661,232
Parker-Hannifin Corp.	9,028	2,627,148
Pentair PLC	4,185	188,241
Sandvik AB (Sweden)	50,670	915,687
Schindler Holding AG (Switzerland)	2,524	455,208
SFS Group AG (Switzerland)	1,805	170,787
SMC Corp. (Japan)	11,900	4,968,890
Snap-on, Inc.(a)	1,343	306,862
Spirax-Sarco Engineering PLC (United Kingdom)	4,094	522,929
Standex International Corp.	7,900	809,039
Stanley Black & Decker, Inc.	3,810	286,207
Takeuchi Manufacturing Co. Ltd. (Japan)	14,400	316,175
Terex Corp.(a)	47,600	2,033,472
Timken Co. (The)	16,635	1,175,595
Titan International, Inc.*	116,600	1,786,312
Trelleborg AB (Sweden) (Class B Stock)	36,906	852,478
Trinity Industries, Inc.	39,931	1,180,760
Tsugami Corp. (Japan)	207,500	1,818,243
Volvo AB (Sweden) (Class A Stock)	23,376	443,824
Volvo AB (Sweden) (Class B Stock)	271,268	4,900,076
Wabash National Corp.(a)	10,400	235,040
Westinghouse Air Brake Technologies Corp.	11,589	1,156,698
Xylem, Inc.	4,504	498,007

		164,089,726

Marine — 0.3%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	259	570,799
AP Moller - Maersk A/S (Denmark) (Class B Stock)	4,997	11,186,309
COSCO SHIPPING Holdings Co. Ltd. (China) (Class H Stock)	204,950	208,340
D/S Norden A/S (Denmark)	52,475	3,162,397
Evergreen Marine Corp. Taiwan Ltd. (Taiwan)	193,400	1,022,161
Kirby Corp.*	9,692	623,680
Kuehne + Nagel International AG (Switzerland)	29,333	6,819,417
Mitsui OSK Lines Ltd. (Japan)	23,100	577,219
Nippon Yusen KK (Japan)	26,700	629,603
Orient Overseas International Ltd. (Hong Kong)	29,500	531,692
Pacific Basin Shipping Ltd. (Hong Kong)	3,042,000	1,024,803
Safe Bulkers, Inc. (Greece)(a)	131,200	381,792

	Shares	Value
COMMON STOCKS (continued)
Marine (cont’d.)
SITC International Holdings Co. Ltd. (China)	1,595,000	$3,535,222
Wan Hai Lines Ltd. (Taiwan)	216,810	563,503
Yang Ming Marine Transport Corp. (Taiwan)	254,000	539,556
ZIM Integrated Shipping Services Ltd. (Israel)(a)	18,000	309,420

		31,685,913

Media — 0.4%
Advantage Solutions, Inc.*(a)	91,400	190,112
Altice USA, Inc. (Class A Stock)*	2,250	10,350
Cable One, Inc.	33	23,491
Charter Communications, Inc. (Class A Stock)*	1,800	610,380
Cheil Worldwide, Inc. (South Korea)	13,108	239,420
Comcast Corp. (Class A Stock)	463,935	16,223,807
Dentsu Group, Inc. (Japan)	18,400	577,220
DISH Network Corp. (Class A Stock)*(a)	43,870	615,935
Entravision Communications Corp. (Class A Stock)	65,400	313,920
Fox Corp. (Class A Stock)	7,880	239,316
Fox Corp. (Class B Stock)	36,060	1,025,907
Gray Television, Inc.	28,200	315,558
Informa PLC (United Kingdom)	108,655	810,540
Interpublic Group of Cos., Inc. (The)(a)	10,220	340,428
Liberty Broadband Corp. (Class A Stock)*	135	10,240
Liberty Broadband Corp. (Class C Stock)*	674	51,406
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*(a)	585	22,996
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	1,145	44,804
MFE-MediaForEurope NV (Italy) (Class B Stock)	851,058	512,143
New York Times Co. (The) (Class A Stock)	1,685	54,695
News Corp. (Class A Stock)	9,950	181,090
News Corp. (Class B Stock)	2,840	52,370
Nexstar Media Group, Inc.(a)	364	63,711
Omnicom Group, Inc.	5,380	438,847
Paramount Global (Class A Stock)	80	1,569
Paramount Global (Class B Stock)(a)	13,860	233,957
Publicis Groupe SA (France)	137,543	8,786,566
Sirius XM Holdings, Inc.(a)	7,195	42,019
Trade Desk, Inc. (The) (Class A Stock)*	54,657	2,450,273
WPP PLC (United Kingdom)	623,124	6,156,458

		40,639,528

Metals & Mining — 0.8%
Acerinox SA (Spain)	24,839	245,542
African Rainbow Minerals Ltd. (South Africa)	67,210	1,135,679
Alcoa Corp.	1,840	83,665
Alpha Metallurgical Resources, Inc.	3,300	483,087
Alrosa PJSC (Russia)*^	575,990	1

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Anglo American Platinum Ltd. (South Africa)	6,676	$557,157
ArcelorMittal SA (Luxembourg)	19,481	513,951
Aurubis AG (Germany)	6,256	509,246
Baoshan Iron & Steel Co. Ltd. (China) (Class A Stock)	9,600	7,743
BHP Group Ltd. (Australia)	340,575	10,549,973
BlueScope Steel Ltd. (Australia)	756,562	8,622,713
China Hongqiao Group Ltd. (China)	15,500	14,619
Cia Siderurgica Nacional SA (Brazil)	289,800	789,902
Cleveland-Cliffs, Inc.*	5,230	84,255
CMOC Group Ltd. (China) (Class H Stock)	21,000	9,620
Coronado Global Resources, Inc. (Australia), CDI, 144A	1,851,070	2,502,742
ERO Copper Corp. (Brazil)*	18,628	256,445
Fortescue Metals Group Ltd. (Australia)	212,002	2,963,185
Freeport-McMoRan, Inc.	38,150	1,449,700
Ganfeng Lithium Group Co. Ltd. (China) (Class H Stock), 144A	2,200	16,309
Glencore PLC (Australia)	797,639	5,319,173
Haynes International, Inc.	1,900	86,811
Henan Shenhuo Coal & Power Co. Ltd. (China) (Class A Stock)	19,000	40,925
Hindalco Industries Ltd. (India)	50,632	289,459
Hyundai Steel Co. (South Korea)	675	16,452
Iluka Resources Ltd. (Australia)	278,873	1,793,851
Impala Platinum Holdings Ltd. (South Africa)	51,436	646,389
Jindal Steel & Power Ltd. (India)	29,928	209,911
JSW Steel Ltd. (India)	3,796	35,190
Kobe Steel Ltd. (Japan)	165,600	803,181
Kumba Iron Ore Ltd. (South Africa)	31,435	907,948
Mineral Resources Ltd. (Australia)	8,882	465,919
Mitsubishi Materials Corp. (Japan)	27,300	431,420
Mitsui Mining & Smelting Co. Ltd. (Japan)	87,800	2,054,943
MMC Norilsk Nickel PJSC (Russia)^	8,156	—
Newmont Corp.	20,920	987,424
Nippon Steel Corp. (Japan)	292,500	5,075,209
Norsk Hydro ASA (Norway)	54,920	410,382
Northam Platinum Holdings Ltd. (South Africa)*	58,728	645,811
Novolipetsk Steel PJSC (Russia)*^	2,758,930	4
Nucor Corp.	6,910	910,807
Outokumpu OYJ (Finland)	59,312	301,023
Pacific Metals Co. Ltd. (Japan)	16,900	243,776
Perseus Mining Ltd. (Australia)	528,791	760,912
Pilbara Minerals Ltd. (Australia)*	736,754	1,865,645
POSCO Holdings, Inc. (South Korea)	399	87,322
Reliance Steel & Aluminum Co.	633	128,145
Rio Tinto Ltd. (Australia)	54,844	4,328,595
Rio Tinto PLC (Australia)	7,449	524,291
Royal Gold, Inc.(a)	658	74,170
Ryerson Holding Corp.	46,350	1,402,551
Saudi Arabian Mining Co. (Saudi Arabia)*	4,475	76,827
Schnitzer Steel Industries, Inc. (Class A Stock)	15,100	462,815

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Severstal PAO (Russia)*^	337,573	$1
Sibanye Stillwater Ltd. (South Africa)	307,759	815,940
South32 Ltd. (Australia)	320,667	879,150
Southern Copper Corp. (Mexico)	275	16,607
SSAB AB (Sweden) (Class A Stock)	681,975	3,731,391
SSAB AB (Sweden) (Class B Stock)	68,815	358,461
SSR Mining, Inc. (Canada)	2,175	34,082
Steel Dynamics, Inc.(a)	75,150	7,342,155
Sumitomo Metal Mining Co. Ltd. (Japan)	17,500	614,930
SunCoke Energy, Inc.	37,400	322,762
Tata Steel Ltd. (India)	38,645	52,635
Tokyo Steel Manufacturing Co. Ltd. (Japan)	207,100	1,861,076
United States Steel Corp.	26,410	661,571
Vale SA (Brazil)	340,264	5,764,769
Vedanta Ltd. (India)	15,430	57,429

		84,695,774

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.(a)	5,355	55,424
Annaly Capital Management, Inc.(a)	4,461	94,038
BrightSpire Capital, Inc.(a)	13,200	82,236
Granite Point Mortgage Trust, Inc.(a)	75,400	404,144
Ladder Capital Corp.(a)	45,192	453,728
Rithm Capital Corp.	592,375	4,839,704
Starwood Property Trust, Inc.(a)	99,236	1,818,996
TPG RE Finance Trust, Inc.(a)	119,900	814,121
Two Harbors Investment Corp.(a)	8,925	140,747

		8,703,138

Multiline Retail — 0.2%
Central Retail Corp. PCL (Thailand)	13,600	18,156
Dollar General Corp.	46,200	11,376,750
Dollar Tree, Inc.*	4,929	697,158
Europris ASA (Norway), 144A	50,385	352,955
Kohl’s Corp.(a)	1,310	33,077
Macy’s, Inc.	236,160	4,876,704
Next PLC (United Kingdom)	8,456	592,518
Nordstrom, Inc.	170	2,744
Ollie’s Bargain Outlet Holdings, Inc.*(a)	625	29,275
Target Corp.	9,859	1,469,385
Woolworths Holdings Ltd. (South Africa)	28,666	111,654

		19,560,376

Multi-Utilities — 0.6%
A2A SpA (Italy)	114,710	152,939
AGL Energy Ltd. (Australia)	53,808	294,550
Ameren Corp.	169,067	15,033,438
Avista Corp.	4,000	177,360
CenterPoint Energy, Inc.	163,873	4,914,551
CMS Energy Corp.	9,379	593,972
Consolidated Edison, Inc.	9,430	898,773
Dominion Energy, Inc.	85,615	5,249,912
DTE Energy Co.	18,949	2,227,076
E.ON SE (Germany)	980,312	9,746,271
Engie SA (France)	638,311	9,131,734

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities (cont’d.)
Hera SpA (Italy)	81,992	$221,150
Iren SpA (Italy)	434,730	682,743
NiSource, Inc.	10,355	283,934
NorthWestern Corp.	7,000	415,380
Public Service Enterprise Group, Inc.	13,250	811,827
Sempra Energy	82,453	12,742,287
WEC Energy Group, Inc.	8,225	771,176

		64,349,073

Oil, Gas & Consumable Fuels — 2.9%
Adaro Energy Indonesia Tbk PT (Indonesia)	11,227,400	2,781,172
Alto Ingredients, Inc.*	28,900	83,232
Antero Midstream Corp.	3,450	37,226
Antero Resources Corp.*(a)	1,035	32,075
APA Corp.	8,330	388,844
Berry Corp.	98,900	791,200
BP PLC (United Kingdom)	1,333,211	7,692,549
BW LPG Ltd. (Singapore), 144A	1,207,277	9,359,579
California Resources Corp.(a)	33,200	1,444,532
Canadian Natural Resources Ltd. (Canada)	8,500	472,020
Cenovus Energy, Inc. (Canada)	28,400	551,010
Cheniere Energy, Inc.	43,410	6,509,764
Chesapeake Energy Corp.	1,270	119,850
Chevron Corp.	307,237	55,145,969
China Coal Energy Co. Ltd. (China) (Class H Stock)	12,000	9,743
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	95,000	273,665
Chord Energy Corp.	24,348	3,331,050
Civitas Resources, Inc.	7,400	428,682
Coal India Ltd. (India)	62,972	171,312
ConocoPhillips	268,086	31,634,148
CONSOL Energy, Inc.(a)	86,700	5,635,500
Coterra Energy, Inc.	19,585	481,203
Devon Energy Corp.	48,901	3,007,901
Diamondback Energy, Inc.	41,922	5,734,091
DT Midstream, Inc.	989	54,652
Eni SpA (Italy)	207,073	2,944,468
EOG Resources, Inc.	11,240	1,455,805
EQT Corp.(a)	9,470	320,370
Equinor ASA (Norway)	243,400	8,747,863
Exxaro Resources Ltd. (South Africa)	1,550	19,872
Exxon Mobil Corp.	388,551	42,857,175
Hess Corp.	70,609	10,013,768
HF Sinclair Corp.	1,490	77,316
Imperial Oil Ltd. (Canada)	10,600	516,300
Inner Mongolia Yitai Coal Co. Ltd. (China) (Class B Stock)	10,800	14,239
Inpex Corp. (Japan)	266,400	2,862,580
Kinder Morgan, Inc.	52,850	955,528
LUKOIL PJSC (Russia)^	3,043	—
Marathon Oil Corp.	17,280	467,770
Marathon Petroleum Corp.	81,495	9,485,203
MOL Hungarian Oil & Gas PLC (Hungary)	3,040	21,187
Murphy Oil Corp.	62,900	2,705,329
New Hope Corp. Ltd. (Australia)	43,500	186,818

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Occidental Petroleum Corp.	13,655	$860,129
OMV AG (Austria)	41,657	2,142,876
ONEOK, Inc.	11,330	744,381
Ovintiv, Inc.	23,255	1,179,261
PBF Energy, Inc. (Class A Stock)	5,700	232,446
PDC Energy, Inc.	39,475	2,505,873
PetroChina Co. Ltd. (China) (Class H Stock)	120,000	54,815
Petroleo Brasileiro SA (Brazil)	84,700	449,136
Phillips 66	12,900	1,342,632
Pioneer Natural Resources Co.	41,225	9,415,378
Polski Koncern Naftowy ORLEN SA (Poland)	34,392	505,264
PTT Exploration & Production PCL (Thailand)	8,700	44,306
Range Resources Corp.	895	22,393
Reliance Industries Ltd. (India)	23,231	713,206
Repsol SA (Spain)	249,255	3,967,397
Rosneft Oil Co. PJSC (Russia)^	19,154	—
SFL Corp. Ltd. (Norway)	28,400	261,848
Shaanxi Coal Industry Co. Ltd. (China) (Class A Stock)	19,600	52,551
Shanxi Coking Coal Energy Group Co. Ltd. (China) (Class A Stock)	4,900	8,233
Shanxi Lu’an Environmental Energy Development Co. Ltd. (China) (Class A Stock)	22,800	55,355
Shell PLC (Netherlands)	552,951	15,588,141
SM Energy Co.	56,200	1,957,446
Southwestern Energy Co.*	10,585	61,922
Suncor Energy, Inc. (Canada)	18,900	599,524
Surgutneftegas PJSC (Russia)^	55,200	—
Talos Energy, Inc.*	28,400	536,192
Targa Resources Corp.	20,897	1,535,930
Tatneft PJSC (Russia)^	133,140	—
TotalEnergies SE (France)(a)	255,474	16,036,921
United Tractors Tbk PT (Indonesia)	287,100	481,259
Valero Energy Corp.	126,430	16,038,910
Whitehaven Coal Ltd. (Australia)	53,961	343,782
Williams Cos., Inc. (The)	402,053	13,227,544
World Fuel Services Corp.	26,600	726,978
Yankuang Energy Group Co. Ltd. (China) (Class H Stock)	10,000	30,416

		311,545,005

Paper & Forest Products — 0.0%
Empresas CMPC SA (Chile)	5,922	9,874
Glatfelter Corp.	68,500	190,430
Hokuetsu Corp. (Japan)	94,300	544,567
Louisiana-Pacific Corp.(a)	675	39,960
Oji Holdings Corp. (Japan)	54,900	221,740
Stora Enso OYJ (Finland) (Class R Stock)	40,082	565,137
Suzano SA (Brazil)	23,600	217,901
Sylvamo Corp.	31,500	1,530,585

		3,320,194

Personal Products — 0.4%
Colgate-Palmolive India Ltd. (India)	953	17,674

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Personal Products (cont’d.)
Coty, Inc. (Class A Stock)*(a)	88,260	$755,506
elf Beauty, Inc.*	38,600	2,134,580
Estee Lauder Cos., Inc. (The) (Class A Stock)	23,293	5,779,226
Haleon PLC*	347,517	1,374,991
Hengan International Group Co. Ltd. (China)	5,000	26,509
Herbalife Nutrition Ltd.*(a)	35,400	526,752
Hindustan Unilever Ltd. (India)	5,914	182,704
L’Oreal SA (France)	32,705	11,711,587
Unilever PLC (United Kingdom)	308,534	15,577,216
YA-MAN Ltd. (Japan)	54,900	599,528

		38,686,273

Pharmaceuticals — 3.4%
Amneal Pharmaceuticals, Inc.*	215,600	429,044
Amphastar Pharmaceuticals, Inc.*(a)	24,000	672,480
Astellas Pharma, Inc. (Japan)	155,000	2,356,873
AstraZeneca PLC (United Kingdom)	92,705	12,544,783
AstraZeneca PLC (United Kingdom), ADR	214,190	14,522,082
Aurobindo Pharma Ltd. (India)	1,330	7,043
Bayer AG (Germany)	108,247	5,571,484
Bristol-Myers Squibb Co.	319,654	22,999,105
Catalent, Inc.*	3,888	174,999
China Medical System Holdings Ltd. (China)	94,000	147,090
Chugai Pharmaceutical Co. Ltd. (Japan)	41,500	1,058,531
Cipla Ltd. (India)	14,863	193,104
CSPC Pharmaceutical Group Ltd. (China)	45,600	47,473
Dong-E-E-Jiao Co. Ltd. (China) (Class A Stock)	8,700	51,109
Dr. Reddy’s Laboratories Ltd. (India)	1,122	57,384
Elanco Animal Health, Inc.*	4,560	55,723
Eli Lilly & Co.	128,214	46,905,810
Faes Farma SA (Spain)	103,282	388,094
GSK PLC	661,035	11,424,823
Harmony Biosciences Holdings, Inc.*	4,600	253,460
Hypera SA (Brazil)	88,721	760,762
Indivior PLC (United Kingdom)*	12,785	286,108
Intra-Cellular Therapies, Inc.*	23,300	1,233,036
Ipsen SA (France)	27,275	2,933,716
Jazz Pharmaceuticals PLC*	65,164	10,381,277
Johnson & Johnson	269,978	47,691,614
Joincare Pharmaceutical Group Industry Co. Ltd. (China) (Class A Stock)	30,600	49,865
Kaken Pharmaceutical Co. Ltd. (Japan)	45,400	1,338,437
Kalbe Farma Tbk PT (Indonesia)	117,300	15,747
Kyowa Kirin Co. Ltd. (Japan)	43,200	989,452
Merck & Co., Inc.	344,130	38,181,224
Merck KGaA (Germany)	42,944	8,285,632
Nippon Shinyaku Co. Ltd. (Japan)	3,300	187,274
Novartis AG (Switzerland)	140,936	12,754,349
Novo Nordisk A/S (Denmark), ADR	67,518	9,137,886
Novo Nordisk A/S (Denmark) (Class B Stock)	189,553	25,744,247

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Ono Pharmaceutical Co. Ltd. (Japan)	223,300	$5,219,322
Organon & Co.	6,200	173,166
Orion OYJ (Finland) (Class B Stock)	20,393	1,118,007
Pacira BioSciences, Inc.*	7,405	285,907
Perrigo Co. PLC	5,975	203,688
Pfizer, Inc.	707,170	36,235,391
Phibro Animal Health Corp. (Class A Stock)	26,200	351,342
Pliant Therapeutics, Inc.*	10,608	205,053
Prestige Consumer Healthcare, Inc.*	24,600	1,539,960
Revance Therapeutics, Inc.*(a)	17,529	323,585
Richter Gedeon Nyrt (Hungary)	79,585	1,767,227
Roche Holding AG	59,405	18,667,282
Royalty Pharma PLC (Class A Stock)	3,755	148,398
Sanofi (France)	158,031	15,238,390
Shionogi & Co. Ltd. (Japan)	19,000	947,970
SIGA Technologies, Inc.	71,600	526,976
Sumitomo Pharma Co. Ltd. (Japan)	39,200	297,122
Sun Pharmaceutical Industries Ltd. (India)	22,717	274,717
Takeda Pharmaceutical Co. Ltd. (Japan)	9,600	299,968
Teva Pharmaceutical Industries Ltd. (Israel), ADR*(a)	236,700	2,158,704
Torii Pharmaceutical Co. Ltd. (Japan)	66,600	1,471,982
Tsumura & Co. (Japan)	13,100	287,300
Viatris, Inc.	31,110	346,254
Zoetis, Inc.	7,700	1,128,435

		369,047,266

Professional Services — 0.5%
ALS Ltd. (Australia)	51,663	428,333
ASGN, Inc.*	2,957	240,936
Barrett Business Services, Inc.	9,700	904,816
Booz Allen Hamilton Holding Corp.	48,046	5,021,768
CACI International, Inc. (Class A Stock)*	240	72,142
Clarivate PLC*	4,840	40,366
CoStar Group, Inc.*	137,545	10,629,478
Dun & Bradstreet Holdings, Inc.(a)	2,580	31,631
Equifax, Inc.	2,739	532,352
FTI Consulting, Inc.*	194	30,807
HireRight Holdings Corp.*(a)	9,086	107,760
Huron Consulting Group, Inc.*	7,109	516,113
Insperity, Inc.	15,300	1,738,080
Jacobs Solutions, Inc.	3,330	399,833
KBR, Inc.	12,988	685,766
Kelly Services, Inc. (Class A Stock)	13,800	233,220
Korn Ferry	31,000	1,569,220
Leidos Holdings, Inc.	20,520	2,158,499
ManpowerGroup, Inc.	524	43,602
Randstad NV (Netherlands)	90,228	5,513,149
Recruit Holdings Co. Ltd. (Japan)	15,600	488,311
Resources Connection, Inc.	10,900	200,342
Robert Half International, Inc.	1,755	129,572
Science Applications International Corp.	590	65,449
SmartGroup Corp. Ltd. (Australia)	179,961	623,114
TransUnion	540	30,645

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Professional Services (cont’d.)
TriNet Group, Inc.*	11,700	$793,260
TrueBlue, Inc.*	5,100	99,858
UT Group Co. Ltd. (Japan)	53,600	917,725
Verisk Analytics, Inc.	2,500	441,050
Visional, Inc. (Japan)*	13,400	887,594
Wolters Kluwer NV (Netherlands)	121,616	12,725,328

		48,300,119

Real Estate Management & Development — 0.4%
Aldar Properties PJSC (United Arab Emirates)	20,006	24,039
A-Living Smart City Services Co. Ltd. (China) (Class H Stock), 144A	179,500	215,106
Anywhere Real Estate, Inc.*	87,000	555,930
Capitaland Investment Ltd. (Singapore)	289,139	799,092
Castellum AB (Sweden)	7,901	95,685
CBRE Group, Inc. (Class A Stock)*	64,499	4,963,843
Central Pattana PCL (Thailand)	11,200	22,927
China Jinmao Holdings Group Ltd. (China)	2,088,000	446,720
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (China) (Class A Stock)	14,100	25,634
China Overseas Land & Investment Ltd. (China)	177,500	464,495
China Resources Mixc Lifestyle Services Ltd. (China), 144A	11,000	55,721
City Developments Ltd. (Singapore)	292,000	1,795,018
CK Asset Holdings Ltd. (Hong Kong)	783,538	4,805,575
Cushman & Wakefield PLC*(a)	26,500	330,190
Daito Trust Construction Co. Ltd. (Japan)	4,000	409,531
Emaar Properties PJSC (United Arab Emirates)	466,069	741,483
Fastighets AB Balder (Sweden) (Class B Stock)*	14,350	66,975
Gemdale Corp. (China) (Class A Stock)	31,900	46,827
Grainger PLC (United Kingdom)	109,913	335,748
Hang Lung Properties Ltd. (Hong Kong)	274,000	533,755
Hangzhou Binjiang Real Estate Group Co. Ltd. (China) (Class A Stock)	36,000	45,657
Henderson Land Development Co. Ltd. (Hong Kong)	155,200	540,283
Hongkong Land Holdings Ltd. (Hong Kong)	113,200	520,812
Hopson Development Holdings Ltd. (China)	415,629	406,407
Howard Hughes Corp. (The)*	28,371	2,168,112
Intershop Holding AG (Switzerland)	602	392,237
Jones Lang LaSalle, Inc.*	506	80,641
K Wah International Holdings Ltd. (Hong Kong)	7,637,000	2,651,187
KE Holdings, Inc. (China), ADR*(a)	54,072	754,845
Kerry Properties Ltd. (Hong Kong)	311,500	675,781
Kojamo OYJ (Finland)	19,988	295,603
Land & Houses PCL (Thailand)	2,877,200	822,439
Longfor Group Holdings Ltd. (China), 144A	11,000	33,849

	Shares	Value
COMMON STOCKS (continued)
Real Estate Management & Development (cont’d.)
Mabanee Co. KPSC (Kuwait)	3,318	$9,211
Mitsubishi Estate Co. Ltd. (Japan)	14,471	187,451
Mitsui Fudosan Co. Ltd. (Japan)	42,472	776,260
New World Development Co. Ltd. (Hong Kong)	183,500	514,750
Newmark Group, Inc. (Class A Stock)	53,700	427,989
Nexity SA (France)	15,143	422,976
Opendoor Technologies, Inc.*(a)	996,640	1,156,102
Pandox AB (Sweden)*	23,900	266,658
PSP Swiss Property AG (Switzerland)	745	87,517
Relo Group, Inc. (Japan)	18,200	292,568
Sagax AB (Sweden) (Class B Stock)	1,032	23,447
Shun Tak Holdings Ltd. (Hong Kong)*	9,296,000	1,993,849
Shurgard Self Storage SA (Belgium)	6,373	292,231
Sino Land Co. Ltd. (Hong Kong)	612,000	763,339
Sun Hung Kai Properties Ltd. (Hong Kong)	83,841	1,145,215
Sunac China Holdings Ltd. (China)*^	23,000	7,181
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	98,500	863,440
Swire Properties Ltd. (Hong Kong)	69,185	175,238
Swiss Prime Site AG (Switzerland)	1,383	119,869
Tokyo Tatemono Co. Ltd. (Japan)	13,500	163,436
Tokyu Fudosan Holdings Corp. (Japan)	82,674	392,051
VGP NV (Belgium)	367	30,708
WeWork, Inc. (Class A Stock)*	975	1,394
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	130,736	761,425
Yanlord Land Group Ltd. (China)	2,005,100	1,526,151
Yuexiu Property Co. Ltd. (China)	382,400	461,348
Zillow Group, Inc. (Class A Stock)*	580	18,102
Zillow Group, Inc. (Class C Stock)*(a)	1,540	49,603

		39,051,656

Road & Rail — 0.5%
Avis Budget Group, Inc.*	310	50,818
CSX Corp.	373,360	11,566,693
Daqin Railway Co. Ltd. (China) (Class A Stock)	7,500	7,238
Daseke, Inc.*	52,100	296,449
Full Truck Alliance Co. Ltd. (China), ADR*(a)	194,083	1,552,664
Grab Holdings Ltd. (Singapore) (Class A Stock)*(a)	267,937	862,757
Hertz Global Holdings, Inc.*(a)	61,490	946,331
J.B. Hunt Transport Services, Inc.	17,104	2,982,253
Knight-Swift Transportation Holdings, Inc.	1,595	83,594
Landstar System, Inc.	58	9,448
Lyft, Inc. (Class A Stock)*	605	6,667
Norfolk Southern Corp.	6,229	1,534,950
Old Dominion Freight Line, Inc.	1,500	425,670
Redde Northgate PLC (United Kingdom)	316,460	1,574,296
RXO, Inc.*	1,003	17,252
Ryder System, Inc.(a)	25,005	2,089,668
Saia, Inc.*(a)	1,916	401,747
Schneider National, Inc. (Class B Stock)	565	13,221

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Road & Rail (cont’d.)
Uber Technologies, Inc.*	296,183	$7,324,606
U-Haul Holding Co.	92	5,537
U-Haul Holding Co. (Non Voting)	828	45,523
Union Pacific Corp.	92,823	19,220,859
XPO, Inc.*(a)	43,403	1,444,886

		52,463,127

Semiconductors & Semiconductor Equipment — 2.5%
Advanced Micro Devices, Inc.*	30,005	1,943,424
AIXTRON SE (Germany)	29,840	858,594
Allegro MicroSystems, Inc. (Japan)*(a)	4,200	126,084
Amkor Technology, Inc.	92,600	2,220,548
Analog Devices, Inc.	64,419	10,566,648
Applied Materials, Inc.	14,300	1,392,534
ASE Technology Holding Co. Ltd. (Taiwan)	211,000	641,098
ASML Holding NV (Netherlands) (XAMS)	22,559	12,300,342
ASML Holding NV (Netherlands) (XNGS)	8,537	4,664,617
ASPEED Technology, Inc. (Taiwan)	19,944	1,088,718
Broadcom, Inc.	93,609	52,339,600
Cirrus Logic, Inc.*(a)	15,660	1,166,357
Daqo New Energy Corp. (China), ADR*	300	11,583
Diodes, Inc.*	8,000	609,120
eMemory Technology, Inc. (Taiwan)	13,755	594,003
Enphase Energy, Inc.*	56,423	14,949,838
Ferrotec Holdings Corp. (Japan)	21,600	454,706
First Solar, Inc.*	15,960	2,390,648
GLOBALFOUNDRIES, Inc.*(a)	515	27,753
Globalwafers Co. Ltd. (Taiwan)	1,000	13,857
Impinj, Inc.*	18,900	2,063,502
Infineon Technologies AG (Germany)	251,992	7,658,523
Intel Corp.	684,565	18,093,053
KLA Corp.	4,200	1,583,526
Lam Research Corp.	27,992	11,765,038
Lasertec Corp. (Japan)	13,423	2,191,583
Lattice Semiconductor Corp.*	30,400	1,972,352
Marvell Technology, Inc.	8,775	325,026
MaxLinear, Inc.*	10,967	372,330
Microchip Technology, Inc.	159,406	11,198,271
Micron Technology, Inc.	27,250	1,361,955
MKS Instruments, Inc.	586	49,652
Monolithic Power Systems, Inc.	700	247,527
Novatek Microelectronics Corp. (Taiwan)	54,000	552,027
NVIDIA Corp.	287,512	42,017,004
NXP Semiconductors NV (China)	60,132	9,502,660
ON Semiconductor Corp.*(a)	65,070	4,058,416
PDF Solutions, Inc.*	26,600	758,632
Photronics, Inc.*	155,400	2,615,382
Qorvo, Inc.*	2,704	245,090
QUALCOMM, Inc.	169,307	18,613,612
Renesas Electronics Corp. (Japan)*	71,400	631,052
Rohm Co. Ltd. (Japan)	6,800	487,488
RS Technologies Co. Ltd. (Japan)	9,000	240,166
Semtech Corp.*	45,700	1,311,133
Skyworks Solutions, Inc.	4,346	396,051
SolarEdge Technologies, Inc.*	900	254,943

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
STMicroelectronics NV (Singapore)	123,291	$4,381,277
SUMCO Corp. (Japan)	368,700	4,884,758
Synaptics, Inc.*	900	85,644
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	139,000	2,018,761
Teradyne, Inc.	2,575	224,926
Texas Instruments, Inc.	38,305	6,328,752
Tower Semiconductor Ltd. (Israel)*	17,248	745,114
Ultra Clean Holdings, Inc.*	10,300	341,445
United Microelectronics Corp. (Taiwan)*	580,614	762,860
Universal Display Corp.	3,908	422,220
Wolfspeed, Inc.*(a)	1,180	81,467

		269,203,290

Software — 3.4%
ACI Worldwide, Inc.*(a)	7,500	172,500
Adeia, Inc.	110,000	1,042,800
Adobe, Inc.*	87,368	29,401,953
Agilysys, Inc.*	16,700	1,321,638
Altium Ltd. (Australia)	8,244	195,833
ANSYS, Inc.*	1,935	467,477
Atlassian Corp. (Class A Stock)*(a)	23,101	2,972,637
Autodesk, Inc.*	15,200	2,840,424
Bill.com Holdings, Inc.*	1,000	108,960
Black Knight, Inc.*	1,435	88,611
Blackbaud, Inc.*	4,900	288,414
Box, Inc. (Class A Stock)*(a)	55,700	1,733,941
Cadence Design Systems, Inc.*	4,700	755,008
CCC Intelligent Solutions Holdings, Inc.*(a)	940	8,178
Ceridian HCM Holding, Inc.*	3,535	226,770
Check Point Software Technologies Ltd. (Israel)*	9,000	1,135,440
Clear Secure, Inc. (Class A Stock)(a)	16,074	440,910
CommVault Systems, Inc.*	30,100	1,891,484
Computer Engineering & Consulting Ltd. (Japan)	48,500	560,569
Coupa Software, Inc.*	370	29,293
Crowdstrike Holdings, Inc. (Class A Stock)*	33,250	3,500,892
CyberArk Software Ltd.*	17,403	2,256,299
Dassault Systemes SE (France)	236,249	8,495,436
Descartes Systems Group, Inc. (The) (Canada)*(a)	2,521	175,588
Dolby Laboratories, Inc. (Class A Stock)	642	45,287
DoubleVerify Holdings, Inc.*	70	1,537
Dropbox, Inc. (Class A Stock)*	180	4,028
Ebix, Inc.(a)	4,800	95,808
eGain Corp.*	87,200	787,416
EngageSmart, Inc.*	30,400	535,040
Fair Isaac Corp.*(a)	3,400	2,035,172
Fortinet, Inc.*	10,500	513,345
Gen Digital, Inc.	12,555	269,054
Guidewire Software, Inc.*	857	53,614
HubSpot, Inc.*	14,419	4,168,965
Informatica, Inc. (Class A Stock)*	300	4,887
Intuit, Inc.	6,400	2,491,008

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Software (cont’d.)
Jamf Holding Corp.*	105	$2,237
Manhattan Associates, Inc.*	226	27,436
Microsoft Corp.	880,584	211,181,655
nCino, Inc.*	580	15,335
NCR Corp.*	1,235	28,911
Nutanix, Inc. (Class A Stock)*	1,055	27,483
OneSpan, Inc.*	48,900	547,191
Oracle Corp.	60,055	4,908,896
Oracle Corp. (Japan)	11,600	754,250
Paycom Software, Inc.*	33,514	10,399,729
Paycor HCM, Inc.*	450	11,011
Paylocity Holding Corp.*	2,800	543,928
PowerSchool Holdings, Inc. (Class A Stock)*(a)	34,000	784,720
Procore Technologies, Inc.*	155	7,313
Progress Software Corp.	20,500	1,034,225
PTC, Inc.*	1,600	192,064
Qualys, Inc.*(a)	4,700	527,481
Roper Technologies, Inc.	27,792	12,008,645
Salesforce, Inc.*	132,590	17,580,108
SentinelOne, Inc. (Class A Stock)*	550	8,024
ServiceNow, Inc.*	30,800	11,958,716
Smartsheet, Inc. (Class A Stock)*	17,735	698,050
SolarWinds Corp.*(a)	68,800	643,968
Sprout Social, Inc. (Class A Stock)*(a)	10,460	590,572
SPS Commerce, Inc.*	6,700	860,481
Sumo Logic, Inc.*	20,200	163,620
Synopsys, Inc.*	43,200	13,793,328
Tata Elxsi Ltd. (India)	8,042	610,350
Teradata Corp.*	19,185	645,767
TOTVS SA (Brazil)	3,300	17,207
Trend Micro, Inc. (Japan)	16,600	776,338
Tyler Technologies, Inc.*	660	212,791
UiPath, Inc. (Class A Stock)*	3,475	44,167
Unity Software, Inc.*(a)	835	23,873
Upland Software, Inc.*	117,000	834,210
Verint Systems, Inc.*(a)	45,900	1,665,252
VMware, Inc. (Class A Stock)*	1,121	137,614
WiseTech Global Ltd. (Australia)	9,430	324,321
Zoom Video Communications, Inc. (Class A Stock)*	1,280	86,707

		365,794,190

Specialty Retail — 1.3%
Aaron’s Co., Inc. (The)	47,300	565,235
Abu Dhabi National Oil Co. for Distribution PJSC (United Arab Emirates)	400,406	480,046
Advance Auto Parts, Inc.	1,474	216,722
Asbury Automotive Group, Inc.*(a)	10,800	1,935,900
AutoNation, Inc.*	390	41,847
AutoZone, Inc.*	348	858,231
Bath & Body Works, Inc.	184,740	7,784,944
Best Buy Co., Inc.(a)	19,612	1,573,078
Burlington Stores, Inc.*	56	11,355
CarMax, Inc.*(a)	3,850	234,426
China Tourism Group Duty Free Corp. Ltd. (China) (Class H Stock), 144A*	12,228	358,393
Citi Trends, Inc.*	6,449	170,770

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Container Store Group, Inc. (The)*	73,300	$315,923
Dick’s Sporting Goods, Inc.(a)	540	64,957
Fast Retailing Co. Ltd. (Japan)	7,900	4,807,415
Fnac Darty SA (France)	20,650	762,556
Foot Locker, Inc.	4,004	151,311
Frasers Group PLC (United Kingdom)*	38,806	332,695
GameStop Corp. (Class A Stock)*(a)	2,750	50,765
Gap, Inc. (The)(a)	2,035	22,955
Group 1 Automotive, Inc.	1,400	252,518
Home Depot, Inc. (The)	97,905	30,924,273
Home Product Center PCL (Thailand)	31,500	14,083
Hornbach Holding AG & Co. KGaA (Germany)	4,478	370,227
IDOM, Inc. (Japan)	96,500	483,658
Industria de Diseno Textil SA (Spain)	479,283	12,730,260
JB Hi-Fi Ltd. (Australia)	202,436	5,769,778
JD Sports Fashion PLC (United Kingdom)	2,366,893	3,596,795
JUMBO SA (Greece)	31,502	540,289
Kingfisher PLC (United Kingdom)	1,329,540	3,777,524
Komeri Co. Ltd. (Japan)	42,600	883,010
Leslie’s, Inc.*	165	2,015
Lithia Motors, Inc.(a)	4,675	957,159
Lowe’s Cos., Inc.	54,513	10,861,170
MarineMax, Inc.*(a)	14,200	443,324
ODP Corp. (The)*	9,100	414,414
OneWater Marine, Inc. (Class A Stock)*(a)	5,300	151,580
O’Reilly Automotive, Inc.*	17,088	14,422,785
Penske Automotive Group, Inc.(a)	270	31,031
Petco Health & Wellness Co., Inc.*	780	7,394
Premier Investments Ltd. (Australia)	67,785	1,135,725
PTT Oil & Retail Business PCL (Thailand)	20,800	14,280
RH*(a)	135	36,071
Ross Stores, Inc.	61,265	7,111,029
Shimamura Co. Ltd. (Japan)	36,200	3,607,480
Signet Jewelers Ltd.(a)	7,000	476,000
TJX Cos., Inc. (The)	151,533	12,062,027
Tractor Supply Co.	1,800	404,946
TravelCenters of America, Inc.*	24,000	1,074,720
Ulta Beauty, Inc.*	15,521	7,280,435
Victoria’s Secret & Co.*(a)	245	8,766
Williams-Sonoma, Inc.	158	18,157

		140,602,447

Technology Hardware, Storage & Peripherals — 2.3%
Acer, Inc. (Taiwan)	683,000	521,494
Advantech Co. Ltd. (Taiwan)	51,188	548,093
Apple, Inc.	1,693,114	219,986,302
Asustek Computer, Inc. (Taiwan)	73,000	636,355
Canon, Inc. (Japan)	20,900	452,361
Catcher Technology Co. Ltd. (Taiwan)	93,000	510,746
Compal Electronics, Inc. (Taiwan)	679,000	508,583
Dell Technologies, Inc. (Class C Stock)	2,245	90,294
Hewlett Packard Enterprise Co.	336,420	5,369,263
HP, Inc.	20,285	545,058
Inventec Corp. (Taiwan)	13,000	11,095
Lite-On Technology Corp. (Taiwan)	255,000	526,999

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals (cont’d.)
MCJ Co. Ltd. (Japan)	193,900	$1,395,211
Micro-Star International Co. Ltd. (Taiwan)	137,000	531,289
NetApp, Inc.	3,400	204,204
Pegatron Corp. (Taiwan)	249,000	513,763
Pure Storage, Inc. (Class A Stock)*	245,950	6,581,622
Quadient SA (France)	45,264	668,090
Quanta Computer, Inc. (Taiwan)	14,000	32,832
Ricoh Co. Ltd. (Japan)	102,800	782,426
Samsung Electronics Co. Ltd. (South Korea)	19,832	870,491
Seagate Technology Holdings PLC	3,200	168,352
Seiko Epson Corp. (Japan)	121,600	1,769,162
Super Micro Computer, Inc.*	31,100	2,553,310
Western Digital Corp.*	8,105	255,713
Wistron Corp. (Taiwan)	539,000	514,777
Wiwynn Corp. (Taiwan)	2,000	51,731
Xerox Holdings Corp.	22,500	328,500

		246,928,116

Textiles, Apparel & Luxury Goods — 1.1%
Asics Corp. (Japan)	10,800	237,394
Brunello Cucinelli SpA (Italy)	39,742	2,940,549
Burberry Group PLC (United Kingdom)	109,463	2,661,283
Capri Holdings Ltd.*	1,375	78,815
Carter’s, Inc.(a)	390	29,098
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	87,402	11,332,540
Columbia Sportswear Co.	391	34,244
Deckers Outdoor Corp.*	11,440	4,566,390
Descente Ltd. (Japan)	9,900	240,945
Eclat Textile Co. Ltd. (Taiwan)	1,000	16,053
F&F Co. Ltd. (South Korea)	130	14,942
Feng TAY Enterprise Co. Ltd. (Taiwan)	3,000	20,099
G-III Apparel Group Ltd.*	13,600	186,456
Goldwin, Inc. (Japan)	2,700	195,377
Hanesbrands, Inc.(a)	3,575	22,737
Hermes International (France)	10,726	16,602,266
HUGO BOSS AG (Germany)	101,474	5,866,228
Kontoor Brands, Inc.(a)	15,067	602,529
LPP SA (Poland)	5	12,194
Lululemon Athletica, Inc.*	47,101	15,090,218
LVMH Moet Hennessy Louis Vuitton SE (France)	59,232	43,102,728
Moncler SpA (Italy)	9,643	512,399
NIKE, Inc. (Class B Stock)	65,441	7,657,251
On Holding AG (Switzerland) (Class A Stock)*(a)	27,009	463,475
Page Industries Ltd. (India)	396	204,703
PVH Corp.	76,589	5,406,418
Ralph Lauren Corp.(a)	31,318	3,309,373
Skechers USA, Inc. (Class A Stock)*	1,165	48,872
Swatch Group AG (The) (Switzerland)	1,794	509,892
Swatch Group AG (The) (Switzerland) (Registered Shares)	7,096	368,971
Tapestry, Inc.	6,030	229,622
Titan Co. Ltd. (India)	22,307	699,911
Under Armour, Inc. (Class A Stock)*	2,055	20,879
Under Armour, Inc. (Class C Stock)*	2,055	18,331

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (cont’d.)
VF Corp.(a)	8,575	$236,756

		123,539,938

Thrifts & Mortgage Finance — 0.0%
Deutsche Pfandbriefbank AG (Germany), 144A	146,011	1,131,180
Enact Holdings, Inc.(a)	5,800	139,896
Essent Group Ltd.	9,800	381,024
Helia Group Ltd. (Australia)	107,107	199,871
MGIC Investment Corp.	3,095	40,235
Mr. Cooper Group, Inc.*	16,800	674,184
New York Community Bancorp, Inc.	6,895	59,297
NMI Holdings, Inc. (Class A Stock)*	84,400	1,763,960
PennyMac Financial Services, Inc.	8,100	458,946
Radian Group, Inc.	8,500	162,095
Rocket Cos., Inc. (Class A Stock)	485	3,395
TFS Financial Corp.	585	8,430
UWM Holdings Corp.	350	1,159

		5,023,672

Tobacco — 0.5%
Altria Group, Inc.	207,450	9,482,539
British American Tobacco PLC (United Kingdom)	323,409	12,793,463
Imperial Brands PLC (United Kingdom)	366,189	9,122,185
ITC Ltd. (India)	69,092	276,558
Japan Tobacco, Inc. (Japan)	212,000	4,273,970
KT&G Corp. (South Korea)	10,712	774,237
Philip Morris International, Inc.	100,695	10,191,341
Scandinavian Tobacco Group A/S (Denmark), 144A	319,099	5,608,711
Turning Point Brands, Inc.(a)	11,600	250,908
Vector Group Ltd.	41,900	496,934

		53,270,846

Trading Companies & Distributors — 0.5%
Adani Enterprises Ltd. (India)	1,888	87,919
AddTech AB (Sweden) (Class B Stock)	15,380	219,568
AerCap Holdings NV (Ireland)*(a)	8,400	489,888
Air Lease Corp.	1,055	40,533
Ashtead Group PLC (United Kingdom)	119,790	6,804,646
Beijer Ref AB (Sweden)	13,332	188,255
Boise Cascade Co.	49,900	3,426,633
Brenntag SE (Germany)	18,078	1,152,922
Bunzl PLC (United Kingdom)	27,353	910,039
Core & Main, Inc. (Class A Stock)*(a)	11,204	216,349
E-Commodities Holdings Ltd. (China)	318,000	64,151
Fastenal Co.	9,300	440,076
GMS, Inc.*	59,950	2,985,510
H&E Equipment Services, Inc.	8,400	381,360
Herc Holdings, Inc.	1,499	197,223
Inabata & Co. Ltd. (Japan)	34,900	630,478
ITOCHU Corp. (Japan)	224,900	7,055,732
Marubeni Corp. (Japan)	411,800	4,717,560
Mitsubishi Corp. (Japan)	130,900	4,249,642
Mitsui & Co. Ltd. (Japan)	17,500	509,700
MonotaRO Co. Ltd. (Japan)	36,400	512,726

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors (cont’d.)
MSC Industrial Direct Co., Inc. (Class A Stock)	490	$40,033
Rexel SA (France)*	14,797	292,662
RS Group PLC (United Kingdom)	64,301	692,339
SiteOne Landscape Supply, Inc.*	200	23,464
Sojitz Corp. (Japan)	13,200	251,508
Sumitomo Corp. (Japan)	604,900	10,055,307
Titan Machinery, Inc.*	21,600	858,168
Toyota Tsusho Corp. (Japan)	13,000	478,196
United Rentals, Inc.*	1,498	532,419
Univar Solutions, Inc.*(a)	1,685	53,583
Veritiv Corp.(a)	23,100	2,811,501
W.W. Grainger, Inc.(a)	4,060	2,258,375
Watsco, Inc.	166	41,400
WESCO International, Inc.*	26,410	3,306,532
Yuasa Trading Co. Ltd. (Japan)	10,700	293,730

		57,270,127

Transportation Infrastructure — 0.0%
Airports of Thailand PCL (Thailand)*	390,979	846,265
Grupo Aeroportuario del Pacifico SABde CV (Mexico) (Class B Stock)	1,900	27,242
Grupo Aeroportuario del Sureste SABde CV (Mexico) (Class B Stock)	1,140	26,561
Shanghai International Port Group Co. Ltd. (China) (Class A Stock)	67,640	52,147

		952,215

Water Utilities — 0.0%
American Water Works Co., Inc.(a)	4,792	730,397
Artesian Resources Corp. (Class A Stock)	3,800	222,604
Cia de Saneamento Basico do Estadode Sao Paulo (Brazil)	36,100	388,647
Essential Utilities, Inc.	2,365	112,881
SJW Group(a)	12,700	1,031,113

		2,485,642

Wireless Telecommunication Services — 0.2%
Axiata Group Bhd (Malaysia)	14,400	10,114
Etihad Etisalat Co. (Saudi Arabia)	1,508	13,939
Freenet AG (Germany)	5,015	109,048
KDDI Corp. (Japan)	94,500	2,865,892
Mobile Telecommunications Co. KSCP (Kuwait)	48,048	88,543
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	551,000	332,370
Telephone & Data Systems, Inc.(a)	107,000	1,122,430
T-Mobile US, Inc.*	122,815	17,194,100
Turkcell Iletisim Hizmetleri A/S (Turkey)	102,025	205,713

		21,942,149

TOTAL COMMON STOCKS (cost $6,267,801,037)		6,139,240,289

EXCHANGE-TRADED FUNDS — 2.0%
Energy Select Sector SPDR Fund	288,880	25,268,334
iShares Core S&P 500 ETF	230,220	88,452,826
iShares MBS ETF(a)	15,000	1,391,250

	Shares	Value
EXCHANGE-TRADED FUNDS (continued)
iShares MSCI EAFE ETF(a)	82,346	$5,405,191
iShares MSCI EAFE Small-Cap ETF	64,800	3,659,904
iShares Russell 1000 Value ETF	20,150	3,055,747
Materials Select Sector SPDR Fund	53,239	4,135,606
SPDR S&P 500 ETF Trust	226,205	86,507,578

TOTAL EXCHANGE-TRADED FUNDS (cost $234,271,572)		217,876,436

PREFERRED STOCKS — 0.2%
Automobiles — 0.1%
Bayerische Motoren Werke AG (Germany) (PRFC)	4,184	353,093
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC)*	38,758	3,911,207
Hyundai Motor Co. (South Korea) (2nd PRFC)	544	31,839
Hyundai Motor Co. (South Korea) (PRFC)	520	30,453
Porsche Automobil Holding SE (Germany) (PRFC)	29,703	1,619,881

		5,946,473

Banks — 0.0%
Bancolombia SA (Colombia) (PRFC)	3,255	22,458
Itausa SA (Brazil) (PRFC)	26,150	42,047

		64,505

Capital Markets — 0.0%
State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(oo)	60,000	1,410,600

Chemicals — 0.0%
Braskem SA (Brazil) (PRFC A)	109,400	496,465
LG Chem Ltd. (South Korea) (PRFC)	121	26,696

		523,161

Electric Utilities — 0.0%
Centrais Eletricas Brasileiras SA (Brazil) (PRFC B)	10,600	86,770
Cia Energetica de Minas Gerais (Brazil) (PRFC)	316,953	655,731

		742,501

Health Care Equipment & Supplies — 0.0%
Draegerwerk AG & Co. KGaA (Germany) (PRFC)	9,869	439,886

Life Sciences Tools & Services — 0.1%
Sartorius AG (Germany) (PRFC)	11,383	4,494,874

Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)	752,800	4,137,964

Oil, Gas & Consumable Fuels — 0.0%
Petroleo Brasileiro SA (Brazil) (PRFC)	134,300	623,109
Surgutneftegas PJSC (Russia) (PRFC)^	144,000	—

		623,109

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

			Shares	Value

PREFERRED STOCKS (continued)
Technology Hardware, Storage & Peripherals — 0.0%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)			11,814	$473,427

TOTAL PREFERRED STOCKS (cost $20,411,276)				18,856,500

			Units

RIGHTS* — 0.0%
Health Care Equipment & Supplies
ABIOMED, Inc., expiring 12/31/23^ (cost $0)			700	—

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 4.7%
Automobiles — 0.1%
Exeter Automobile Receivables Trust,
Series 2021-03A, Class D
1.550%	06/15/27		2,000	1,815,018
JPMorgan Chase Bank, NA,
Series 2021-02, Class E, 144A
2.280%	12/26/28		259	246,963
Series 2021-03, Class D, 144A
1.009%	02/26/29		150	140,700
Santander Bank Auto Credit-Linked Notes,
Series 2022-A, Class C, 144A
7.375%	05/15/32		354	346,202
Series 2022-C, Class E, 144A
11.366%	12/15/32		300	300,041
Santander Bank, NA,
Series 2021-01A, Class C, 144A
3.268%	12/15/31		316	304,579
World Omni Select Auto Trust,
Series 2021-A, Class D
1.440%	11/15/27		600	541,355

				3,694,858

Collateralized Loan Obligations — 4.6%
AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.458%(c)	10/25/33		11,250	11,025,207
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2016-08A, Class AR2A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.558%(c)	10/27/34		10,500	10,196,235
Ares European CLO DAC (Ireland),
Series 2013-06A, Class B1RR, 144A, 3 Month EURIBOR + 1.250% (Cap N/A, Floor 1.250%)
2.628%(c)	04/15/30	EUR	2,000	2,022,879
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	10/17/32		8,000	7,850,564

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Bain Capital Euro CLO DAC (Ireland),
Series 2020-01A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)
2.602%(c)	01/24/33	EUR	14,000	$14,624,439
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
5.089%(c)	10/15/33		5,000	4,899,215
Barings Loan Partners CLO Ltd. (Cayman Islands),
Series LP-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.343%(c)	01/20/34		15,700	15,286,767
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2017-12A, Class A1R, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
5.029%(c)	10/15/30		26,100	25,749,490
BlueMountain Fuji US CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.243%(c)	10/20/30		10,000	9,887,114
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	01/20/35		10,125	9,850,874
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	07/20/34		8,250	7,947,412
CIFC European Funding CLO DAC (Ireland),
Series 03A, Class A, 144A, 3 Month EURIBOR + 1.050% (Cap N/A, Floor 1.050%)
2.428%(c)	01/15/34	EUR	15,250	15,798,361
CIFC Funding Ltd. (Cayman Islands),
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.219%(c)	07/15/34		9,000	8,786,190
CVC Cordatus Loan Fund DAC (Ireland),
Series 07A, Class ARR, 144A, 3 Month EURIBOR + 0.630% (Cap N/A, Floor 0.630%)
2.676%(c)	09/15/31	EUR	5,450	5,669,746
Elevation CLO Ltd. (Cayman Islands),
Series 2018-03A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.568%(c)	01/25/35		17,500	17,017,133
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
5.693%(c)	10/20/33		10,000	9,898,822
Series 2020-04A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
5.469%(c)	01/17/34		1,500	1,478,978
Fidelity Grand Harbour CLO DAC (Ireland),
Series 2021-01A, Class A, 144A, 3 Month EURIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.378%(c)	10/15/34	EUR	8,500	8,700,572
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.475%(c)	01/22/31		15,000	14,815,189

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Greywolf CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.219%(c)	04/15/34		10,000	$9,704,743
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.180%)
5.403%(c)	10/20/31		7,000	6,886,506
Series 2020-03RA, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.290%)
5.587%(c)	04/15/33		19,000	18,592,817
Hayfin Emerald CLO DAC (Ireland),
Series 05A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)
2.895%(c)	11/17/32	EUR	26,500	27,803,064
Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.028%(c)	07/15/31	EUR	9,000	9,332,158
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.259%(c)	01/15/31		13,500	13,374,599
Series 32A, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
5.399%(c)	01/15/32		28,850	28,500,254
Madison Park Funding Ltd. (Cayman Islands),
Series 2016-21A, Class AARR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.159%(c)	10/15/32		15,500	15,223,544
Series 2021-59A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.334%(c)	01/18/34		2,750	2,694,428
Marathon CLO Ltd. (Cayman Islands),
Series 2020-15A, Class A1S, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
6.306%(c)	11/15/31		35,000	34,364,788
Medalist Partners Corporate Finance CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1A, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)
5.473%(c)	10/20/34		13,250	12,781,399
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
4.919%(c)	10/12/30		5,500	5,420,999
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
5.523%(c)	01/20/32		11,750	11,556,411
Silver Creek CLO Ltd.,
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
5.483%(c)	07/20/30		9,483	9,367,895
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1A, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
5.563%(c)	10/20/32		29,250	29,012,057

Interest Rate	Maturity Date	Principal Amount (000)#			Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)
2.373%(c)	04/25/30	EUR	4,988 $		5,195,112
TCW CLO Ltd. (Cayman Islands),
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.538%(c)	07/25/34			5,150	5,013,321
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
5.319%(c)	01/17/30			9,780	9,630,324
Venture CLO Ltd. (Cayman Islands),
Series 2017-28AA, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.453%(c)	10/20/34			12,000	11,639,970
Voya Euro CLO DAC (Ireland),
Series 04A, Class AR, 144A, 3 Month EURIBOR + 0.970% (Cap N/A, Floor 0.970%)
2.348%(c)	10/15/34	EUR		10,000	10,179,840
Wellfleet CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.363%(c)	07/20/32			13,600	13,225,727
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.289%(c)	10/15/34			3,750	3,633,758
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)
5.369%(c)	04/15/30			6,219	6,127,506

					500,766,407

Consumer Loans — 0.0%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD		300	208,354
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32			326	321,382
Oportun Funding XIV LLC,
Series 2021-A, Class B, 144A
1.760%	03/08/28			300	277,851
Series 2021-A, Class C, 144A
3.440%	03/08/28			200	184,227

					991,814

Credit Cards — 0.0%
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, 1 Month SONIA + 1.400% (Cap N/A, Floor 0.000%)
3.428%(c)	11/15/28	GBP		1,200	1,439,343

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans — 0.0%
CDC Mortgage Capital Trust,
Series 2003-HE01, Class M1, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
5.739%(c)	08/25/33		551	$554,951
Home Equity Asset Trust,
Series 2002-05, Class M1, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
6.089%(c)	05/25/33		969	947,198
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE02, Class A1A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
5.189%(c)	08/25/35		719	677,003
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.409%(c)	10/25/33		176	172,438

				2,351,590

Residential Mortgage-Backed Securities — 0.0%
Bear Stearns Asset-Backed Securities Trust,
Series 2004-SD02, Class A1
4.779%(cc)	03/25/44		532	514,454
LSF11 Boson Investments Sarl Compartment 2 (Spain),
Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.898%(c)	11/25/60	EUR	497	506,068
Popular ABS Mortgage Pass-Through Trust,
Series 2005-05, Class AF4
3.485%(cc)	11/25/35		397	385,490
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.895%(c)	09/27/75	EUR	762	780,989

				2,187,001

TOTAL ASSET-BACKED SECURITIES (cost $533,632,351)				511,431,013

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.5%
Cantor Commercial Real Estate Lending,
Series 2019-CF03, Class A3
2.752%	01/15/53		6,800	5,725,178
Commercial Mortgage Trust,
Series 2014-CR20, Class A3
3.326%	11/10/47		4,957	4,725,532
Series 2015-DC01, Class A4
3.078%	02/10/48		2,000	1,922,859
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3
3.231%	06/15/57		6,495	6,169,832
FHLMC Multifamily Structured Pass-Through Certificates,
Series K052, Class X1, IO
0.636%(cc)	11/25/25		100,566	1,467,555
Series K055, Class X1, IO
1.346%(cc)	03/25/26		30,102	1,046,049

Interest Rate	Maturity Date	Principal Amount (000)#			Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Greystone Commercial Capital Trust,
Series 2021-03, Class A, 144A, 1 Month LIBOR + 2.230% (Cap N/A, Floor 2.230%)
6.569%(c)	08/01/23		2,500 $		2,462,319
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-AON, Class E, 144A
4.613%(cc)	07/05/31			5,200	4,340,116
Series 2021-NYAH, Class G, 144A, 1 Month LIBOR + 2.640% (Cap N/A, Floor 2.640%)
6.958%(c)	06/15/38			2,200	2,038,272
Series 2021-NYAH, Class H, 144A, 1 Month LIBOR + 3.390% (Cap N/A, Floor 3.390%)
7.708%(c)	06/15/38			1,960	1,812,204
Series 2021-NYAH, Class XCP, IO, 144A
0.515%(cc)	06/15/38			188,390	893,609
Series 2022-ACB, Class D, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
6.707%(c)	03/15/39			750	716,149
Series 2022-ACB, Class E, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 3.350%)
7.157%(c)	03/15/39			1,950	1,859,544
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50			8,050	7,438,832
OPG Trust,
Series 2021-PORT, Class F, 144A, 1 Month LIBOR + 1.948% (Cap N/A, Floor 1.948%)
6.266%(c)	10/15/36			3,735	3,454,271
Taurus DAC (United Kingdom),
Series 2021-UK4A, Class B, 144A, SONIA + 1.500% (Cap N/A, Floor 1.500%)
4.751%(c)	08/17/31	GBP		857	975,542
Series 2021-UK4A, Class C, 144A, SONIA + 1.750% (Cap N/A, Floor 1.750%)
5.001%(c)	08/17/31	GBP		1,191	1,337,773
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 2.100%)
5.351%(c)	08/17/31	GBP		999	1,067,972
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class A4
2.925%	04/15/50			2,000	1,896,344
Series 2021-FCMT, Class B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
6.168%(c)	05/15/31			300	279,136
Series 2021-FCMT, Class C, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)
6.718%(c)	05/15/31			200	183,145
Series 2021-FCMT, Class D, 144A, 1 Month LIBOR + 3.500% (Cap N/A, Floor 3.500%)
7.818%(c)	05/15/31			300	266,723

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $57,614,157)					52,078,956

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS — 3.9%
Aerospace & Defense — 0.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.950%	08/01/59	655	$439,671
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	02/15/28(a)	1,350	1,249,263
7.125%	06/15/26(a)	1,100	1,064,250
7.500%	03/15/25	4,857	4,807,061
7.875%	04/15/27(a)	6,025	5,855,577

			13,415,822

Agriculture — 0.0%
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29	3,550	3,080,872

Airlines — 0.0%
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27	490	484,422
U.S. Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27	1,265	1,148,934
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	2,220	2,067,651
4.625%	04/15/29	495	431,993

			4,133,000

Apparel — 0.0%
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29	480	363,459

Auto Manufacturers — 0.1%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	3,700	2,676,907
5.291%	12/08/46(a)	2,140	1,645,659
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28(a)	675	557,752
General Motors Co.,
Sr. Unsec’d. Notes
5.150%	04/01/38	165	142,893
6.250%	10/02/43	390	361,382
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
3.600%	06/21/30	1,995	1,677,301
Stellantis Finance US, Inc.,
Gtd. Notes, 144A
2.691%	09/15/31	540	412,037

			7,473,931

Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26(a)	1,040	965,838

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Parts & Equipment (cont’d.)
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.500%	04/01/27(a)		2,300	$2,085,258
Dana, Inc.,
Sr. Unsec’d. Notes
4.500%	02/15/32(a)		2,475	1,998,190

				5,049,286

Banks — 0.7%
Agricultural Development Bank of China (China),
Sr. Unsec’d. Notes
3.800%	10/27/30	CNH	19,000	2,816,904
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.800%	02/23/28		1,200	1,086,490
5.147%	08/18/25		1,200	1,188,844
5.294%	08/18/27		400	390,075
Bank of America Corp.,
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32		770	604,030
2.592%(ff)	04/29/31		335	273,276
2.687%(ff)	04/22/32		1,700	1,360,123
Sub. Notes
6.110%	01/29/37		650	661,742
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
0.500%	01/28/33	MXN	15,000	203,603
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.645%(ff)	06/24/31		1,070	834,273
5.501%(ff)	08/09/28		1,125	1,094,473
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27		1,235	1,076,917
2.159%(ff)	09/15/29		1,965	1,601,552
2.591%(ff)	01/20/28		1,370	1,205,617
2.871%(ff)	04/19/32		800	626,501
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)		2,600	2,164,996
Sr. Unsec’d. Notes
2.520%(ff)	11/03/32		230	178,577
2.561%(ff)	05/01/32		4,890	3,861,244
2.572%(ff)	06/03/31		2,705	2,187,971
Sub. Notes
4.125%	07/25/28(a)		485	452,171
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A, MTN
1.907%(ff)	06/16/26		2,110	1,923,779
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26		1,275	1,084,211
3.091%(ff)	05/14/32		2,500	1,720,417
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
1.447%(ff)	04/01/25		5,045	4,699,392
2.552%(ff)	01/07/28		1,170	995,446

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes
3.742%(ff)	01/07/33		4,890	$3,478,663
Sub. Notes, EMTN
3.662%(ff)	04/10/25	CNH	2,000	281,463
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		695	640,154
Emirates NBD Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
4.050%	09/24/25	CNH	3,100	441,213
Sr. Unsec’d. Notes, MTN
4.750%	02/09/28	AUD	1,000	663,744
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U
3.650%(ff)	08/10/26(a)(oo)		1,950	1,578,959
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(a)(oo)		1,075	894,424
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27		4,660	4,025,789
2.600%	02/07/30(a)		770	642,760
2.615%(ff)	04/22/32(a)		2,550	2,032,138
3.500%	04/01/25		295	283,996
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.206%(ff)	08/17/29		1,225	988,457
2.804%(ff)	05/24/32		1,155	892,060
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
1.726%(ff)	04/01/27		1,175	1,033,936
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A
4.198%(ff)	06/01/32		1,205	892,676
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)		2,090	1,855,767
Sr. Unsec’d. Notes
1.953%(ff)	02/04/32		4,535	3,471,389
2.545%(ff)	11/08/32		830	655,885
2.580%(ff)	04/22/32		1,120	896,045
3.509%(ff)	01/23/29		185	167,796
MFB Magyar Fejlesztesi Bank Zrt (Hungary),
Gov’t. Gtd. Notes
1.375%	06/24/25	EUR	1,200	1,163,552
Morgan Stanley,
Sr. Unsec’d. Notes
0.406%(ff)	10/29/27	EUR	1,100	1,015,399
1.593%(ff)	05/04/27		1,455	1,277,310
Sr. Unsec’d. Notes, EMTN
0.000%	04/02/32		1,000	558,500
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		2,475	2,048,258
Sr. Unsec’d. Notes, MTN
2.511%(ff)	10/20/32		220	171,949
3.971%(ff)	07/22/38		130	109,158
QNB Finance Ltd. (Qatar),
Gtd. Notes, EMTN
3.150%	02/04/26	CNH	1,000	137,992

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
2.797%(ff)	01/19/28		2,465	$2,151,902
2.889%(ff)	06/09/32		345	263,495
3.337%(ff)	01/21/33		590	464,704
Sr. Unsec’d. Notes, 144A, MTN
3.875%	03/28/24		1,415	1,379,400
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27(a)(oo)		2,600	2,139,322
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.494%(ff)	08/10/27		1,900	1,635,661
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
1.982%(ff)	06/03/27		1,220	1,042,012
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31		2,280	1,885,755

				77,554,307

Beverages — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
(Belgium),
Gtd. Notes
4.900%	02/01/46		1,095	1,002,033
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.450%	01/23/39		725	722,914

				1,724,947

Building Materials — 0.0%
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30		1,500	1,228,733
4.750%	01/15/28		1,725	1,552,306

				2,781,039
Commercial Services — 0.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29(a)		1,575	1,152,252
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4
Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28		940	773,714
4.625%	06/01/28		585	473,850
APi Group DE, Inc.,
Gtd. Notes, 144A
4.125%	07/15/29		1,950	1,648,669
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes
2.375%	09/25/26	EUR	700	700,609
4.250%	09/25/30	GBP	1,000	1,121,301
Equifax, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/31(a)		850	659,027

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
ERAC USA Finance LLC,
Gtd. Notes, 144A
7.000%	10/15/37		375	$408,580
Freeport Terminal Malta PLC (Malta),
Gov’t. Gtd. Notes, 144A
7.250%	05/15/28		500	548,842
Nexi SpA (Italy),
Sr. Unsec’d. Notes
2.125%	04/30/29	EUR	4,930	4,265,661
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		325	265,477
4.875%	01/15/28(a)		2,900	2,747,781
5.250%	01/15/30(a)		3,679	3,455,233

				18,220,996

Computers — 0.0%
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A
5.750%	06/01/25		1,850	1,855,951

Distribution/Wholesale — 0.0%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28		2,700	2,298,618

Diversified Financial Services — 0.1%
BOC Aviation USA Corp. (Singapore),
Gtd. Notes, 144A, MTN
1.625%	04/29/24		1,005	954,214
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		575	553,748
Greystone Commercial Capital Trust,
Sr. Unsec’d. Notes, Series A, 144A, 1 Month LIBOR + 2.270%
6.562%(c)	05/31/25^		2,800	2,688,000
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
2.625%	10/15/31		1,900	1,459,483
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.500%	08/15/28		1,070	875,418
6.000%	01/15/27(a)		915	820,716
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31		475	366,269
2.999%	01/22/32		905	713,468
OneMain Finance Corp.,
Gtd. Notes
3.875%	09/15/28		2,075	1,650,875
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, GMTN
1.841%	09/21/28	EUR	1,200	1,017,436
Sherwood Financing PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.000%	11/15/26	GBP	1,725	1,607,634

				12,707,261

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric — 0.4%
Bulgarian Energy Holding EAD (Bulgaria),
Sr. Unsec’d. Notes
2.450%	07/22/28	EUR	2,700	$2,224,201
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		2,000	1,617,172
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29		470	405,005
5.000%	02/01/31		3,310	2,788,359
5.125%	03/15/28(a)		2,500	2,237,819
CMS Energy Corp.,
Jr. Sub. Notes
4.750%(ff)	06/01/50		400	347,165
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes
5.000%	09/29/36		1,795	1,454,112
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		2,000	1,845,000
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes
6.875%	06/21/23		1,000	1,003,937
7.875%	12/15/26		2,000	2,135,375
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28(a)		1,750	1,644,090
6.625%	01/15/27		1,144	1,136,334
Gtd. Notes, 144A
5.250%	06/15/29		2,500	2,208,735
Sr. Sec’d. Notes, 144A
2.000%	12/02/25		160	142,588
2.450%	12/02/27		700	580,601
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
2.750%	02/01/27	EUR	1,700	1,650,641
Ontario Electricity Financial Corp. (Canada),
Local Gov’t. Gtd. Notes, Series 40
2.427%(s)	04/11/31	CAD	500	257,803
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes
1.875%	11/05/31	EUR	1,000	762,896
2.875%	10/25/25	EUR	400	412,471
Puget Energy, Inc.,
Sr. Sec’d. Notes
4.100%	06/15/30		1,515	1,355,433
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		1,550	1,412,999
8.000%(ff)	10/15/26(oo)		4,800	4,590,255
Vistra Operations Co. LLC,
Gtd. Notes, 144A
4.375%	05/01/29		1,100	949,093
5.000%	07/31/27		2,500	2,326,521
5.625%	02/15/27(a)		4,100	3,915,618

				39,404,223

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electrical Components & Equipment — 0.0%
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25		965	$978,201
7.250%	06/15/28		925	937,815

				1,916,016

Engineering & Construction — 0.1%
Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN
2.000%	02/15/33	EUR	4,600	3,602,308
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN
1.750%	10/23/30	EUR	2,500	2,069,490
TopBuild Corp.,
Gtd. Notes, 144A
4.125%	02/15/32(a)		650	528,102

				6,199,900

Entertainment — 0.1%
Caesars Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)		850	691,219
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
4.125%	04/15/26		2,725	2,542,697
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A
5.875%	09/01/31		1,275	899,473
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
5.050%	03/15/42		600	461,401
5.141%	03/15/52		990	726,941

				5,321,731

Foods — 0.2%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
5.875%	02/15/28(a)		3,700	3,520,008
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes
3.250%	02/16/26	GBP	1,500	1,470,230
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	3,800	3,724,582
4.500%	02/16/26	GBP	4,450	4,492,156
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,900	1,671,255
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		575	508,766
4.375%	01/31/32		925	807,906
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	11/04/27	GBP	5,337	4,901,065
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
4.250%	04/15/31		775	659,663

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Post Holdings, Inc.,
Gtd. Notes, 144A
5.500%	12/15/29(a)		625	$566,238
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31		1,147	968,830

				23,290,699

Gas — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.625%	05/20/24		275	268,301
5.750%	05/20/27		886	828,279
5.875%	08/20/26		1,275	1,213,255
UGI International LLC,
Gtd. Notes, 144A
2.500%	12/01/29	EUR	1,150	939,050

				3,248,885

Healthcare-Products — 0.1%
American Medical Systems Europe BV,
Gtd. Notes
1.625%	03/08/31	EUR	1,000	898,096
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	4,460	3,226,778
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		1,750	1,410,427
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)		525	417,259
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31	EUR	600	546,489
2.250%	03/07/39	EUR	1,005	829,128
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	2,150	1,551,672
1.875%	10/01/49	EUR	1,430	965,848

				9,845,697

Healthcare-Services — 0.1%
CAB SELAS (France),
Sr. Sec’d. Notes, 144A
3.375%	02/01/28	EUR	2,550	2,187,767
HCA, Inc.,
Gtd. Notes
4.125%	06/15/29(a)		1,973	1,801,157
5.125%	06/15/39		420	374,392
Sr. Sec’d. Notes
4.500%	02/15/27		235	226,246
IQVIA, Inc.,
Gtd. Notes
2.250%	03/15/29	EUR	1,500	1,347,145
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.625%	07/15/24		186	181,790

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Sr. Sec’d. Notes, 144A
4.250%	06/01/29	1,275	$1,103,909
4.375%	01/15/30	1,225	1,061,330
4.625%	06/15/28	315	282,334
6.125%	06/15/30	825	785,742

			9,351,812

Home Builders — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
4.625%	08/01/29	1,075	875,837
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27	125	110,237
7.250%	10/15/29(a)	1,600	1,431,783
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
4.875%	02/15/30	2,000	1,545,000
6.250%	09/15/27	865	768,207
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29	1,200	948,000
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27(a)	3,000	2,868,594
KB Home,
Gtd. Notes
4.000%	06/15/31(a)	1,050	848,268
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30(a)	5,725	4,651,562
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.750%	01/15/28(a)	2,350	2,208,099
5.875%	06/15/27	1,620	1,558,993

			17,814,580

Home Furnishings — 0.0%
Tempur Sealy International, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29(a)	800	671,711

Household Products/Wares — 0.0%
Central Garden & Pet Co.,
Gtd. Notes, 144A
4.125%	04/30/31	450	372,864

Housewares — 0.0%
Scotts Miracle-Gro Co. (The),
Gtd. Notes
4.000%	04/01/31	1,725	1,324,633

Insurance — 0.1%
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43	390	348,261
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes
4.868%	06/01/44	595	506,324

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
5.625%	08/16/32		2,400	$2,229,311
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24	EUR	2,200	2,291,154
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		290	265,308
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		1,030	705,985

				6,346,343

Internet — 0.0%
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
4.750%	11/15/34	EUR	900	976,757

Investment Companies — 0.0%
MDGH GMTN RSC Ltd. (United Arab Emirates),
Gtd. Notes, EMTN
6.875%	03/14/26	GBP	200	254,454

Lodging — 0.0%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32		2,750	2,201,126
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series FF
4.625%	06/15/30		220	205,462
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26		768	703,426

				3,110,014

Machinery-Diversified — 0.0%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	01/01/30(a)		400	401,660

Media — 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32(a)		5,825	4,636,708
Sr. Unsec’d. Notes, 144A
4.750%	03/01/30(a)		880	760,045
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
5.375%	05/01/47		1,485	1,170,104
6.384%	10/23/35		830	810,582
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31		2,460	1,604,779
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sec’d. Notes, 144A (original cost $853,125; purchased 08/30/22)(f)
5.375%	08/15/26		4,375	520,883

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
Discovery Communications LLC,
Gtd. Notes
4.000%	09/15/55		325	$195,798
5.300%	05/15/49		559	423,698
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29		3,000	1,935,335
7.750%	07/01/26		400	322,802
Paramount Global,
Sr. Unsec’d. Notes
5.250%	04/01/44		145	111,727
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.375%	06/15/24		395	390,556
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.250%	01/15/30	GBP	1,900	1,780,374
5.250%	05/15/29	GBP	326	336,911

				15,000,302

Mining — 0.0%
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39		1,140	1,168,673
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
5.315%	04/14/32		270	247,755
Sr. Unsec’d. Notes, EMTN
5.315%	04/14/32		400	367,044
Novelis Corp.,
Gtd. Notes, 144A
3.250%	11/15/26(a)		925	829,022

				2,612,494

Multi-National — 0.0%
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
4.250%	02/07/28	IDR	20,000,000	1,173,117
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, 144A, MTN
2.422%(s)	05/28/37	CAD	600	234,825

				1,407,942

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		1,085	964,800

Oil & Gas — 0.3%
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26		800	778,868
9.000%	11/01/27		161	196,565
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
4.375%(ff)	06/22/25(oo)		1,735	1,653,795

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.450%	06/30/33		735	$751,567
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.650%	01/15/32		140	111,509
3.750%	02/15/52		105	73,739
5.250%	06/15/37		840	767,153
6.800%	09/15/37		515	528,681
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.875%	02/01/29		2,200	2,095,840
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26		2,230	2,077,417
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28		2,450	2,345,920
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
1.450%	03/06/23(d)	CHF	3,350	2,898,394
4.250%	04/06/24	GBP	1,100	898,061
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29		425	379,767
6.000%	02/01/31		425	360,771
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
6.500%	03/01/41		1,350	1,392,907
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.125%	02/01/27(a)		2,000	2,037,500
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.950%	07/01/24(a)		1,206	1,225,585
7.500%	05/01/31		2,450	2,624,149
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.375%	10/01/29	GBP	100	104,672
6.625%	01/16/34	GBP	2,600	2,720,500
Gtd. Notes, EMTN
6.250%	12/14/26	GBP	200	232,919
Petroleos Mexicanos (Mexico),
Gtd. Notes, EMTN
4.875%	02/21/28	EUR	5,800	5,068,942
Phillips 66 Co.,
Gtd. Notes, 144A
3.605%	02/15/25		265	256,534

				31,581,755

Packaging & Containers — 0.0%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%
5.000%	06/30/27	EUR	1,468	1,049,530

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (cont’d.)
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC,
Sr. Sec’d. Notes, 144A
4.000%	10/15/27(a)	1,200	$1,065,442

			2,114,972

Pharmaceuticals — 0.1%
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27	1,000	525,058
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	250	121,280
5.000%	02/15/29	75	36,000
5.250%	01/30/30	625	298,706
5.250%	02/15/31	825	397,865
6.250%	02/15/29	2,965	1,430,613
7.000%	01/15/28	415	201,275
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27	10	9,384
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	1,000	885,419
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31(a)	600	519,735
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	955	723,621
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	820	549,533
4.000%	06/22/50	570	353,086

			6,051,575

Pipelines — 0.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.750%	01/15/28(a)	2,500	2,329,730
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	2,990	2,497,807
Sr. Unsec’d. Notes
4.950%	06/15/28	800	772,719
5.000%	05/15/50	445	359,254
5.875%	01/15/24	275	275,698
6.250%	04/15/49	145	135,414
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
5.600%	04/01/44	350	286,969
Enterprise Products Operating LLC,
Gtd. Notes
6.125%	10/15/39	210	215,929
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.550%	07/01/30	730	590,387

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Kinder Morgan, Inc.,
Gtd. Notes
5.550%	06/01/45		145	$132,860
MPLX LP,
Sr. Unsec’d. Notes
5.200%	03/01/47		60	51,006
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37		745	754,621
ONEOK, Inc.,
Gtd. Notes
4.950%	07/13/47		360	292,206
6.350%	01/15/31		630	642,014
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	12/31/30		3,050	2,652,811
7.500%	10/01/25		1,000	1,008,790
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29		285	249,525
4.125%	08/15/31		210	179,027
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48		395	327,052
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	09/15/25		405	393,530
5.400%	03/04/44		1,095	999,027

				15,146,376

Real Estate — 0.1%
Blackstone Property Partners Europe Holdings Sarl (Luxembourg),
Sr. Unsec’d. Notes, EMTN
1.000%	05/04/28	EUR	1,700	1,321,022
1.625%	04/20/30	EUR	500	364,341
Howard Hughes Corp. (The),
Gtd. Notes, 144A
4.125%	02/01/29(a)		3,500	2,927,820
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A
5.250%	04/15/29		1,125	950,460
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
2.500%	10/15/31		255	193,508

				5,757,151

Real Estate Investment Trusts (REITs) — 0.2%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.500%	08/16/31		270	206,730
4.050%	07/01/30		575	505,396
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31		1,245	793,383
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26		85	83,815

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/31		555	$463,768
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.250%	12/01/31		590	452,170
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
2.500%	03/24/26	GBP	2,750	2,633,697
3.325%	03/24/25	EUR	4,225	4,074,321
3.692%	06/05/28	GBP	3,900	3,426,950
Realty Income Corp.,
Sr. Unsec’d. Notes
3.400%	01/15/28		1,655	1,524,095
Simon Property Group LP,
Sr. Unsec’d. Notes
2.250%	01/15/32(a)		1,500	1,167,593
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25		4,525	4,391,748
VICI Properties LP,
Sr. Unsec’d. Notes
4.950%	02/15/30		1,410	1,327,437
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.500%	09/01/26		1,925	1,816,068
Welltower, Inc.,
Sr. Unsec’d. Notes
2.050%	01/15/29		1,400	1,137,383

				24,004,554

Retail — 0.1%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28(a)		1,325	1,194,156
At Home Group, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	07/15/28		575	406,278
AutoNation, Inc.,
Sr. Unsec’d. Notes
4.750%	06/01/30(a)		845	756,156
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
6.250%	10/30/25	EUR	2,600	2,432,331
Sr. Sec’d. Notes, 144A
6.250%	10/30/25	EUR	2,200	2,057,672
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29		1,350	960,684
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25		4,435	4,271,896

				12,079,173

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Semiconductors — 0.0%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.187%	11/15/36		3,400	$2,453,914

Telecommunications — 0.1%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
8.125%	02/01/27		3,000	2,730,000
AT&T, Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/41		580	432,865
3.500%	09/15/53		1,025	697,379
HKT Capital No. 3 Ltd. (Hong Kong),
Gtd. Notes
1.650%	04/10/27	EUR	2,000	1,838,798
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
5.125%	10/15/26	EUR	1,000	987,581
6.500%	10/15/26		500	463,125
7.000%	10/15/28		475	430,516
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		1,795	1,520,702
Singapore Telecommunications Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A
7.375%	12/01/31		200	229,537
T-Mobile USA, Inc.,
Gtd. Notes
2.550%	02/15/31(a)		2,170	1,768,391
2.625%	02/15/29		2,800	2,376,563
3.000%	02/15/41		100	70,594
Verizon Communications, Inc.,
Sr. Unsec’d. Notes, Series MPLE
4.050%	03/22/51	CAD	465	279,786
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes
3.250%	01/31/31	EUR	1,121	951,608

				14,777,445

Toys/Games/Hobbies — 0.0%
Mattel, Inc.,
Gtd. Notes, 144A
3.375%	04/01/26(a)		1,000	921,405

Transportation — 0.1%
Kansas City Southern de Mexico SA de CV,
Gtd. Notes
3.000%	05/15/23		1,785	1,774,584
Kazakhstan Temir Zholy National Co. JSC (Kazakhstan),
Gtd. Notes
3.250%	12/05/23	CHF	1,500	1,562,416
La Poste SA (France),
Sr. Unsec’d. Notes, EMTN
0.000%	07/18/29	EUR	1,000	825,030

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
Regie Autonome des Transports Parisiens (France),
Sr. Unsec’d. Notes, EMTN
0.400%	12/19/36	EUR	530	$483,273

				4,645,303

TOTAL CORPORATE BONDS (cost $507,784,861)				420,030,629

FLOATING RATE AND OTHER LOANS — 0.1%
Media — 0.0%
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.100%
12.317%(c)	05/25/26^		112	104,088
Second Lien Term loan, 1 Month SOFR + 3.350%
7.567%(c)	08/24/26		3,743	452,265

				556,353

Oil & Gas — 0.0%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
12.941%(c)	11/01/25		354	372,585

Retail — 0.1%
EG Finco Ltd. (United Kingdom),
Facility B (Euro) Loan, 6 Month EURIBOR + 4.000%
6.477%(c)	02/07/25	EUR	2,829	2,737,041
Term B, SONIA + 5.027%
8.375%(c)	02/07/25	GBP	1,276	1,382,309
EG Group Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 6 Month EURIBOR + 7.000%
9.752%(c)	04/30/27	EUR	5,200	4,745,305

				8,864,655

TOTAL FLOATING RATE AND OTHER LOANS (cost $12,953,623)				9,793,593

MUNICIPAL BOND — 0.0%
Puerto Rico
Commonwealth of Puerto Rico,
General Obligation, Sub-Series C
—%(p)	11/01/43		1,233	539,588

(cost $691,802)
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.2%
Bellemeade Re Ltd.,
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
8.089%(c)	10/25/30		622	625,992
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)
5.328%(c)	09/25/31		150	142,052
BVRT Financing Trust,
Series 2021-04, Class F, 144A, 1 Month SOFR + 2.000%
5.807%(c)	09/12/26^		756	751,743
Connecticut Avenue Securities Trust,
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)
7.028%(c)	10/25/41		750	704,896

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 0.000%)
5.478%(c)	10/25/41	150	$146,184
Series 2022-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
7.078%(c)	12/25/41	1,290	1,210,825
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)
10.178%(c)	03/25/42	220	228,739
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)
9.178%(c)	03/25/42	180	180,001
Eagle Re Ltd.,
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
6.189%(c)	04/25/29	620	606,538
Fannie Mae Connecticut Avenue Securities,
Series 2021-R02, Class 2B1, 144A, 30 Day Average SOFR + 3.300% (Cap N/A, Floor 0.000%)
7.228%(c)	11/25/41	90	83,054
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
5.928%(c)	11/25/41	90	83,705
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
7.928%(c)	11/25/50	2,075	1,981,629
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
6.728%(c)	10/25/50	465	468,626
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)
6.578%(c)	01/25/51	90	80,925
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)
6.978%(c)	01/25/34	570	520,563
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
5.578%(c)	01/25/34	252	247,984
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
7.328%(c)	10/25/41	250	233,025
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
6.928%(c)	08/25/33	120	101,395
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
7.078%(c)	12/25/33	300	256,862
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
7.278%(c)	09/25/41	430	367,271
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
6.028%(c)	09/25/41	830	730,587

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
6.278%(c)	12/25/41		600	$529,502
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)
6.828%(c)	04/25/42		580	573,117
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49		1,858	1,718,232
Home Re Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)
5.528%(c)	01/25/34		395	385,452
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
6.728%(c)	01/25/34		640	592,712
Impac Secured Assets Trust,
Series 2006-01, Class 2A2, 1 Month LIBOR + 0.820% (Cap 11.500%, Floor 0.820%)
5.209%(c)	05/25/36		63	53,577
Jupiter Mortgage No. 1 PLC (United Kingdom),
Series 01A, Class B, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)
4.326%(c)	07/20/60	GBP	700	833,183
MFA Trust,
Series 2021-RPL01, Class A1, 144A
1.131%(cc)	07/25/60		1,677	1,468,603
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
5.528%(c)	04/25/34		3,200	3,132,352
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
6.828%(c)	04/25/34		800	711,009
Radnor Re Ltd.,
Series 2021-01, Class M1A, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)
5.578%(c)	12/27/33		164	163,582

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $21,195,469)				19,913,917

SOVEREIGN BONDS — 1.1%
1MDB Global Investments Ltd. (Malaysia),
Sr. Unsec’d. Notes
4.400%	03/09/23		1,000	977,062
Andorra International Bond (Andorra),
Sr. Unsec’d. Notes, EMTN
1.250%	05/06/31	EUR	200	171,040
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.220%	04/26/35	EUR	500	515,502
4.690%	10/28/34	EUR	200	213,311
Sr. Unsec’d. Notes, EMTN
6.350%	11/30/41	EUR	300	374,546
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		7,238	7,004,509

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Caisse Francaise de Financement Local (France),
Covered Bonds, EMTN
4.680%	03/09/29	CAD	400	$298,207
City of Quebec (Canada),
Unsec’d. Notes
2.100%	07/06/31	CAD	1,000	634,595
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
9.850%	06/28/27	COP	1,000,000	176,780
Sr. Unsec’d. Notes, EMTN
3.875%	03/22/26	EUR	8,000	8,048,714
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
1.500%	06/17/31	EUR	3,000	2,656,991
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, EMTN
1.250%	01/21/40	EUR	5,500	3,839,002
Hellenic Republic Government Bond (Greece),
Sr. Unsec’d. Notes, 144A
1.875%	02/04/35	EUR	13,736	10,753,093
1.875%	01/24/52	EUR	195	118,721
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	1,135	1,215,277
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.625%	04/28/32	EUR	5,000	3,831,207
Iceland Government International Bond (Iceland),
Sr. Unsec’d. Notes
0.000%	04/15/28	EUR	300	262,095
0.625%	06/03/26	EUR	675	644,968
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27	EUR	2,500	2,347,965
1.100%	03/12/33	EUR	2,000	1,554,585
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	5,000	5,179,305
Isle of Man Government International Bond (United Kingdom),
Unsec’d. Notes
5.375%	08/14/34	GBP	400	508,581
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes, EMTN
6.875%	10/21/34	GBP	500	695,071
Italy Buoni Poliennali Del Tesoro (Italy),
Sr. Unsec’d. Notes, Series 21Y, 144A
1.800%	03/01/41	EUR	1,000	686,929
Sr. Unsec’d. Notes, Series 31Y, 144A
1.700%	09/01/51	EUR	360	210,499
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
1.500%	09/30/34	EUR	1,293	1,024,920
2.375%	11/09/28	EUR	2,300	2,212,446
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes, EMTN
2.125%	10/22/35	EUR	300	267,117
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
1.125%	01/17/30	EUR	4,000	3,471,737

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, Series 26
0.850%	04/18/25	JPY	500,000	$3,778,436
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
8.125%	04/28/34		600	715,050
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.250%	03/11/33	EUR	3,500	2,597,950
2.750%	01/30/26	EUR	2,500	2,532,785
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
0.250%	04/28/25	EUR	300	296,809
0.700%	02/03/29	EUR	2,000	1,764,637
1.200%	04/28/33	EUR	1,250	1,029,305
1.750%	04/28/41	EUR	545	396,454
Portugal Obrigacoes do Tesouro OT (Portugal),
Unsec’d. Notes, 144A
1.000%	04/12/52	EUR	5,180	2,707,756
Regiao Autonoma Madeira (Portugal),
Gov’t. Gtd. Notes
0.943%	05/29/32	EUR	1,000	829,502
Region of Lazio (Italy),
Sr. Unsec’d. Notes
3.088%	03/31/43	EUR	951	835,921
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.875%	10/17/29		200	166,110
4.000%	10/17/49		1,000	704,855
Sr. Unsec’d. Notes, EMTN
4.425%	03/28/36	EUR	300	297,460
5.200%	07/31/34	EUR	400	423,012
5.250%	12/07/34	GBP	777	880,057
5.345%	01/27/48	EUR	1,000	1,070,161
6.000%	08/04/28	GBP	12,470	15,097,466
Republic of Italy Government International Bond Principal Strips (Italy),
Sr. Unsec’d. Notes
0.942%(s)	02/20/31	EUR	2,760	2,069,696
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes
2.000%	07/09/39	EUR	3,100	2,453,123
Sr. Unsec’d. Notes, EMTN
0.625%	03/03/30	EUR	100	87,462
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	900	687,209
3.125%	05/15/27	EUR	5,500	5,049,614
Slovenia Government Bond (Slovenia),
Bonds, Series RS77
2.250%	03/03/32	EUR	100	94,500
Unsec’d. Notes, Series RS86
0.000%	02/12/31	EUR	100	79,115
Spain Government Bond (Spain),
Sr. Unsec’d. Notes, 144A
1.200%	10/31/40(k)	EUR	10,000	7,004,853
2.350%	07/30/33(k)	EUR	3,375	3,206,170
Spain Government International Bond (Spain),
Sr. Unsec’d. Notes, EMTN
5.250%	04/06/29	GBP	625	770,566

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
4.375%	01/27/32(d)	EUR	200	$37,733
6.750%	06/20/28(d)	EUR	10,000	1,922,127

TOTAL SOVEREIGN BONDS (cost $185,036,461)				119,480,669

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.1%
Federal Home Loan Mortgage Corp.
6.250%	07/15/32(k)		785	915,389
6.750%	03/15/31(k)		2,800	3,294,548
Federal Home Loan Mortgage Corp., MTN
2.916%(s)	12/14/29(k)		1,415	1,040,189
Federal National Mortgage Assoc.
6.625%	11/15/30(k)		1,690	1,971,331
7.125%	01/15/30		100	118,170
Tennessee Valley Authority Generic Strips, Bonds
2.768%(s)	09/15/30		1,714	1,177,645
2.897%(s)	03/15/33		461	283,552

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $9,891,740)				8,800,824

U.S. TREASURY OBLIGATIONS — 1.8%
U.S. Treasury Bonds
1.375%	11/15/40		13,010	8,466,664
1.750%	08/15/41(a)		23,250	15,937,148
2.000%	11/15/41(h)		1,230	879,834
2.250%	05/15/41		17,000	12,781,875
2.375%	02/15/42(h)		93,410	71,371,078
2.875%	05/15/43		185	151,324
3.125%	02/15/43(k)		3,205	2,737,270
3.375%	08/15/42		8,150	7,287,883
4.000%	11/15/42(h)		1,670	1,636,339
U.S. Treasury Notes
0.375%	07/31/27		22,000	18,663,906
2.375%	03/31/29		2,535	2,307,444
2.750%	08/15/32		135	122,892
2.875%	08/15/28		5,000	4,708,203
3.250%	06/30/29(h)		730	698,519
3.875%	11/30/27(k)		5,180	5,152,077
3.875%	11/30/29(k)		1,965	1,951,798
4.125%	11/15/32(k)		1,500	1,530,000
U.S. Treasury Strips Coupon
0.479%(s)	05/15/26		5,000	4,345,899
1.279%(s)	11/15/41(h)(k)		21,500	9,570,859
1.458%(s)	08/15/40(k)		24,145	11,463,216
1.559%(s)	02/15/26		14,000	12,293,750
1.775%(s)	02/15/40(k)		7,770	3,779,984
1.851%(s)	11/15/40(k)		5,490	2,572,580
U.S. Treasury Strips Principal
1.333%(s)	02/15/49(k)		295	105,048

TOTAL U.S. TREASURY OBLIGATIONS (cost $251,368,294)				200,515,590

TOTAL LONG-TERM INVESTMENTS (cost $9,168,048,785)				8,765,787,425

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

		Shares	Value

SHORT-TERM INVESTMENTS — 21.3%
AFFILIATED MUTUAL FUNDS — 19.5%
PGIM Core Ultra Short Bond Fund(wd)		1,814,603,553	$1,814,603,553
PGIM Institutional Money Market Fund (cost $290,742,335; includes $289,518,900 of cash collateral for securities on loan)(b)(wd)		290,967,293	290,821,810

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,105,345,888)			2,105,425,363

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(k)(n) — 1.7%
U.S. Treasury Bills
4.199%	03/16/23(h)	130,595	129,487,111
4.489%	04/27/23	59,000	58,178,201

TOTAL U.S. TREASURY OBLIGATIONS (cost $187,645,029)			187,665,312

OPTIONS PURCHASED*~ — 0.1%
(cost $18,701,607)			13,968,067

TOTAL SHORT-TERM INVESTMENTS (cost $2,311,692,524)			2,307,058,742

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—102.4% (cost $11,479,741,309)			11,072,846,167

OPTIONS WRITTEN*~ — (0.0)% (premiums received $8,586)			(548)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—102.4% (cost $11,479,732,723)			11,072,845,619
Liabilities in excess of other assets(z) — (2.4)%			(263,338,705)

NET ASSETS — 100.0%			$10,809,506,914

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $3,556,362 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $281,522,654; cash collateral of $289,518,900 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $853,125. The aggregate value of $520,883 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index (FLEX)	Call	08/11/26	$4,450.00	108	11	$5,685,729
S&P 500 Index (FLEX)	Call	08/12/27	$4,460.00	130	13	8,282,338

Total Options Purchased (cost $ 18,701,607)						$13,968,067

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.38.V1, 06/20/27	Put	GSI	01/18/23	3.00%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	14,310	$(47)
GS_21-PJA^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	30,660	(501)

Total Options Written (premiums received $8,586)								$(548)

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V1, 12/20/27	Put	02/15/23	$99.50	CDX.NA.HY.39.V1(Q)	5.00%(Q)	4,626	$56,372	$(29,209)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.00%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	23,410	6,791	(106,982)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.03%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	22,150	5,304	(103,231)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.08%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	20,330	3,548	(115,704)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.10%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	20,330	3,121	(110,727)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.88%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	23,130	53,060	(16,099)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	42,500	83,999	(64,928)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.93%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	22,790	38,916	(45,407)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	24,410	113,449	36,802
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	26,160	108,665	24,561
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.88%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	26,160	87,210	3,141
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	26,820	80,318	(22,939)

Total Centrally Cleared Swaptions (cost $1,191,475)							$640,753	$(550,722)

Options Written:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V1, 12/20/27	Call	02/15/23	$101.50	CDX.NA.HY.39.V1(Q)	5.00%(Q)	4,626	$(29,105)	$14,842
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	22,150	(85,875)	(39,360)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.93%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	23,410	(111,885)	(46,337)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.95%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	40,660	(232,925)	(127,531)
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.78%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	23,130	(29,894)	8,849
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	42,500	(75,117)	18,073

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Options Written (continued):

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	22,790	$(52,934)	$167
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.73%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	24,410	(22,775)	28,486
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.75%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	26,160	(33,515)	23,069
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.78%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	26,160	(44,541)	13,962
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	26,820	(73,629)	(2,824)
CDX.NA.HY.39.V1, 12/20/27	Put	02/15/23	$95.00	5.00%(Q)	CDX.NA.HY.39.V1(Q)	4,626	(17,036)	18,353
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.30%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	22,150	(1,782)	50,270
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.33%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	23,410	(1,776)	43,873
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.35%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	20,330	(1,456)	60,229
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.40%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	20,330	(1,304)	50,537
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	23,130	(15,832)	9,380
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.15%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	42,500	(23,313)	34,923
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.18%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	22,790	(11,265)	22,692
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	24,410	(33,452)	(11,483)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.13%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	26,160	(32,832)	(8,242)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.18%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	26,160	(27,698)	1,375
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.20%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	26,820	(26,162)	10,045

Total Centrally Cleared Swaptions (premiums received $1,159,451)							$(986,103)	$173,348

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
110	3 Month CME SOFR	Mar. 2023	$26,263,188	$37,611
110	3 Month CME SOFR	Jun. 2023	26,148,375	53,424
1,974	2 Year U.S. Treasury Notes	Mar. 2023	404,824,221	135,189
3,702	5 Year U.S. Treasury Notes	Mar. 2023	399,555,712	(677,096)
4,287	10 Year U.S. Treasury Notes	Mar. 2023	481,416,725	(2,370,120)
162	10 Year U.S. Ultra Treasury Notes	Mar. 2023	19,161,563	(77,817)
764	20 Year U.S. Treasury Bonds	Mar. 2023	95,762,625	(1,011,540)
14	30 Year Euro Buxl	Mar. 2023	2,026,747	(391,539)
1,423	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	191,126,688	(1,525,753)
1,862	Mini MSCI EAFE Index	Mar. 2023	181,489,140	(2,969,723)
62	Mini MSCI Emerging Markets Index	Mar. 2023	2,974,140	(26,251)
92	Russell 2000 E-Mini Index	Mar. 2023	8,146,140	(187,869)

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
4,023	S&P 500 E-Mini Index	Mar. 2023	$776,640,150	$(21,962,869)

				(30,974,353)

Short Positions:
36	5 Year Euro-Bobl	Mar. 2023	4,460,565	139,540
282	10 Year Euro-Bund	Mar. 2023	40,127,167	2,610,328
23	10 Year U.K. Gilt	Mar. 2023	2,777,804	126,705
127	10 Year U.S. Ultra Treasury Notes	Mar. 2023	15,021,719	99,814
842	20 Year U.S. Treasury Bonds	Mar. 2023	105,539,438	1,363,745
259	British Pound Currency	Mar. 2023	19,560,975	(96,502)
1,203	Euro Currency	Mar. 2023	161,713,275	(4,763,304)
496	Euro Schatz Index	Mar. 2023	55,972,032	639,785

				120,111

				$(30,854,242)

Forward foreign currency exchange contracts outstanding at December 31, 2022:

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/23	BNP	AUD	776	$498,000	$528,937	$30,937	$—
Expiring 01/19/23	HSBC	AUD	2,975	1,868,322	2,027,121	158,799	—
Expiring 01/19/23	JPM	AUD	782	499,000	532,633	33,633	—
Expiring 01/19/23	JPM	AUD	777	501,764	529,468	27,704	—
Expiring 01/19/23	MSI	AUD	1,603	1,013,032	1,092,327	79,295	—
Expiring 01/19/23	MSI	AUD	776	521,578	528,788	7,210	—
Brazilian Real,
Expiring 02/02/23	CITI	BRL	12,697	2,352,861	2,388,865	36,004	—
British Pound,
Expiring 01/19/23	MSI	GBP	627	754,038	757,937	3,899	—
Expiring 01/19/23	TD	GBP	2,666	3,036,671	3,224,622	187,951	—
Canadian Dollar,
Expiring 01/19/23	BNP	CAD	697	520,000	514,776	—	(5,224)
Expiring 01/19/23	BOA	CAD	714	530,000	527,386	—	(2,614)
Expiring 01/19/23	HSBC	CAD	932	675,143	688,221	13,078	—
Expiring 01/19/23	HSBC	CAD	919	665,797	678,694	12,897	—
Expiring 01/19/23	TD	CAD	707	521,000	522,055	1,055	—
Chilean Peso,
Expiring 03/15/23	MSI	CLP	513,883	571,000	599,777	28,777	—
Chinese Renminbi,
Expiring 02/23/23	BARC	CNH	4,571	653,291	663,377	10,086	—
Expiring 02/23/23	BOA	CNH	26,655	3,751,000	3,868,261	117,261	—
Expiring 02/23/23	HSBC	CNH	16,326	2,336,000	2,369,359	33,359	—
Expiring 02/23/23	MSI	CNH	4,387	623,510	636,717	13,207	—
Colombian Peso,
Expiring 03/15/23	BARC	COP	5,561,390	1,117,000	1,130,680	13,680	—
Expiring 03/15/23	BARC	COP	4,664,742	923,000	948,383	25,383	—
Expiring 03/15/23	BNP	COP	15,960,314	3,276,621	3,244,873	—	(31,748)
Expiring 03/15/23	BNP	COP	9,543,543	1,947,066	1,940,287	—	(6,779)
Czech Koruna,
Expiring 01/19/23	CITI	CZK	55,079	2,413,000	2,434,194	21,194	—
Euro,
Expiring 01/19/23	BOA	EUR	1,798	1,870,000	1,927,653	57,653	—

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/19/23	GSI	EUR	1,827	$1,796,492	$1,958,790	$162,298	$—
Expiring 01/19/23	HSBC	EUR	2,896	3,082,289	3,104,311	22,022	—
Expiring 01/19/23	JPM	EUR	1,422	1,489,000	1,523,841	34,841	—
Expiring 01/19/23	MSI	EUR	8,436	8,366,705	9,043,222	676,517	—
Expiring 01/19/23	MSI	EUR	3,647	3,896,697	3,909,416	12,719	—
Expiring 01/19/23	MSI	EUR	1,292	1,294,337	1,385,292	90,955	—
Expiring 01/19/23	MSI	EUR	905	915,091	969,908	54,817	—
Hungarian Forint,
Expiring 01/19/23	BARC	HUF	318,553	734,400	848,720	114,320	—
Expiring 01/19/23	GSI	HUF	366,599	852,000	976,729	124,729	—
Expiring 01/19/23	JPM	HUF	450,502	1,176,000	1,200,273	24,273	—
Expiring 01/19/23	MSI	HUF	2,848,655	6,485,905	7,589,676	1,103,771	—
Expiring 01/19/23	MSI	HUF	2,282,279	4,997,326	6,080,679	1,083,353	—
Expiring 01/19/23	MSI	HUF	410,568	934,793	1,093,876	159,083	—
Expiring 01/19/23	MSI	HUF	328,938	720,249	876,389	156,140	—
Expiring 01/19/23	MSI	HUF	288,928	726,315	769,792	43,477	—
Expiring 01/19/23	MSI	HUF	230,118	567,002	613,104	46,102	—
Expiring 01/19/23	MSI	HUF	180,319	454,685	480,424	25,739	—
Expiring 01/19/23	UAG	HUF	493,329	1,235,000	1,314,378	79,378	—
Indonesian Rupiah,
Expiring 03/15/23	JPM	IDR	74,088,427	4,718,708	4,781,519	62,811	—
Israeli Shekel,
Expiring 03/15/23	CITI	ILS	4,083	1,194,869	1,166,502	—	(28,367)
Japanese Yen,
Expiring 01/19/23	BOA	JPY	536,947	3,694,548	4,102,394	407,846	—
Expiring 01/19/23	HSBC	JPY	282,546	2,028,000	2,158,713	130,713	—
Expiring 01/19/23	JPM	JPY	140,080	1,029,000	1,070,240	41,240	—
Expiring 01/19/23	MSI	JPY	183,579	1,393,937	1,402,580	8,643	—
Expiring 01/19/23	TD	JPY	257,262	1,862,000	1,965,540	103,540	—
Mexican Peso,
Expiring 03/15/23	BOA	MXN	10,743	533,000	543,723	10,723	—
Expiring 03/15/23	CITI	MXN	23,721	1,215,571	1,200,613	—	(14,958)
Expiring 03/15/23	JPM	MXN	11,216	557,000	567,696	10,696	—
Expiring 03/15/23	JPM	MXN	10,659	533,000	539,494	6,494	—
New Taiwanese Dollar,
Expiring 03/15/23	MSI	TWD	54,075	1,794,000	1,773,713	—	(20,287)
New Zealand Dollar,
Expiring 01/19/23	BARC	NZD	1,851	1,034,477	1,175,738	141,261	—
Expiring 01/19/23	MSI	NZD	476	300,956	302,148	1,192	—
Norwegian Krone,
Expiring 01/19/23	BOA	NOK	6,839	638,781	698,634	59,853	—
Philippine Peso,
Expiring 03/15/23	SCB	PHP	152,767	2,745,000	2,737,008	—	(7,992)
Expiring 03/15/23	SCB	PHP	134,717	2,406,000	2,413,613	7,613	—
Polish Zloty,
Expiring 01/19/23	HSBC	PLN	13,271	2,606,016	3,023,960	417,944	—
Expiring 01/19/23	HSBC	PLN	8,967	1,760,900	2,043,308	282,408	—
Expiring 01/19/23	JPM	PLN	9,197	1,831,000	2,095,607	264,607	—
Expiring 01/19/23	JPM	PLN	5,814	1,145,000	1,324,848	179,848	—
Expiring 01/19/23	MSI	PLN	5,892	1,160,000	1,342,662	182,662	—
Expiring 01/19/23	MSI	PLN	1,665	343,954	379,430	35,476	—
Singapore Dollar,
Expiring 03/15/23	BNP	SGD	1,872	1,360,000	1,399,542	39,542	—
Expiring 03/15/23	MSI	SGD	1,736	1,284,955	1,297,983	13,028	—

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand,
Expiring 03/15/23	HSBC	ZAR	19,670	$1,128,000	$1,150,245	$22,245	$—
Expiring 03/15/23	JPM	ZAR	163,388	9,363,768	9,554,455	190,687	—
Expiring 03/15/23	JPM	ZAR	14,136	810,141	826,639	16,498	—
South Korean Won,
Expiring 03/15/23	BOA	KRW	750,865	571,000	597,337	26,337	—
Expiring 03/15/23	HSBC	KRW	729,104	555,000	580,025	25,025	—
Expiring 03/15/23	JPM	KRW	2,577,927	1,983,051	2,050,824	67,773	—
Expiring 03/15/23	JPM	KRW	1,731,756	1,332,140	1,377,668	45,528	—
Expiring 03/15/23	JPM	KRW	687,460	521,000	546,896	25,896	—
Swedish Krona,
Expiring 01/19/23	CITI	SEK	8,547	758,743	820,084	61,341	—
Thai Baht,
Expiring 03/15/23	CITI	THB	65,546	1,892,000	1,906,528	14,528	—
Expiring 03/15/23	HSBC	THB	91,959	2,674,000	2,674,778	778	—
Expiring 03/15/23	HSBC	THB	80,742	2,324,000	2,348,504	24,504	—
Expiring 03/15/23	HSBC	THB	65,696	1,899,000	1,910,876	11,876	—
Expiring 03/15/23	MSI	THB	12,639	367,558	367,633	75	—

				$138,513,053	$146,263,911	7,868,827	(117,969)

		Notional		Value at
Sale Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/23	HSBC	AUD	1,526	$958,287	$1,039,737	$—	$(81,450)
Expiring 01/19/23	JPM	AUD	761	508,213	518,565	—	(10,352)
Expiring 01/19/23	JPM	AUD	739	502,000	503,677	—	(1,677)
Expiring 01/19/23	MSI	AUD	755	507,000	514,481	—	(7,481)
Brazilian Real,
Expiring 02/02/23	TD	BRL	6,084	1,149,000	1,144,602	4,398	—
British Pound,
Expiring 01/12/23	MSI	GBP	13,274	15,886,146	16,053,656	—	(167,510)
Expiring 01/19/23	BOA	GBP	632	729,080	763,937	—	(34,857)
Expiring 01/19/23	CITI	GBP	1,181	1,409,079	1,428,842	—	(19,763)
Expiring 01/19/23	TD	GBP	20,993	23,378,870	25,393,996	—	(2,015,126)
Chilean Peso,
Expiring 03/15/23	BARC	CLP	1,541,158	1,773,097	1,798,758	—	(25,661)
Expiring 03/15/23	MSI	CLP	1,073,661	1,220,000	1,253,120	—	(33,120)
Expiring 03/15/23	MSI	CLP	491,402	557,000	573,539	—	(16,539)
Chinese Renminbi,
Expiring 02/23/23	CITI	CNH	127,313	18,243,627	18,476,245	—	(232,618)
Expiring 02/23/23	CITI	CNH	41,127	5,893,429	5,968,574	—	(75,145)
Colombian Peso,
Expiring 03/15/23	HSBC	COP	780,586	158,181	158,700	—	(519)
Expiring 03/15/23	MSI	COP	6,295,082	1,276,000	1,279,846	—	(3,846)
Czech Koruna,
Expiring 01/19/23	BARC	CZK	56,112	2,204,000	2,479,825	—	(275,825)
Expiring 01/19/23	BOA	CZK	128,611	5,052,582	5,683,895	—	(631,313)
Expiring 01/19/23	GSI	CZK	165,702	6,513,998	7,323,105	—	(809,107)
Expiring 01/19/23	HSBC	CZK	155,015	6,087,519	6,850,818	—	(763,299)
Euro,
Expiring 01/12/23	BNP	EUR	37,723	39,101,132	40,417,292	—	(1,316,160)
Expiring 01/12/23	BOA	EUR	262	279,282	280,905	—	(1,623)
Expiring 01/12/23	HSBC	EUR	1,196	1,276,185	1,281,640	—	(5,455)

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/12/23	HSBC	EUR	753	$801,042	$806,889	$—	$ (5,847)
Expiring 01/19/23	BNP	EUR	35,698	35,060,114	38,266,617	—	(3,206,503)
Expiring 01/19/23	BOA	EUR	880	875,086	942,929	—	(67,843)
Expiring 01/19/23	CITI	EUR	4,483	4,634,687	4,806,050	—	(171,363)
Expiring 01/19/23	CITI	EUR	1,070	1,137,252	1,146,996	—	(9,744)
Expiring 01/19/23	SCB	EUR	24,400	23,749,784	26,155,296	—	(2,405,512)
Hungarian Forint,
Expiring 01/19/23	GSI	HUF	48,289	112,838	128,657	—	(15,819)
Indian Rupee,
Expiring 03/15/23	JPM	INR	175,192	2,118,000	2,106,502	11,498	—
Indonesian Rupiah,
Expiring 03/15/23	HSBC	IDR	18,513,702	1,179,404	1,194,837	—	(15,433)
Israeli Shekel,
Expiring 03/15/23	CITI	ILS	1,576	461,341	450,388	10,953	—
Japanese Yen,
Expiring 01/19/23	JPM	JPY	281,617	2,048,000	2,151,618	—	(103,618)
Expiring 01/19/23	JPM	JPY	143,138	1,041,000	1,093,608	—	(52,608)
Expiring 01/19/23	TD	JPY	279,682	2,028,000	2,136,832	—	(108,832)
Mexican Peso,
Expiring 03/15/23	CITI	MXN	92,922	4,761,698	4,703,104	58,594	—
New Taiwanese Dollar,
Expiring 03/15/23	GSI	TWD	89,363	2,898,000	2,931,218	—	(33,218)
Expiring 03/15/23	JPM	TWD	311,839	10,358,386	10,228,680	129,706	—
Philippine Peso,
Expiring 03/15/23	JPM	PHP	121,996	2,178,000	2,185,707	—	(7,707)
Expiring 03/15/23	MSI	PHP	559,763	9,867,144	10,028,811	—	(161,667)
Expiring 03/15/23	SCB	PHP	102,794	1,810,000	1,841,682	—	(31,682)
Polish Zloty,
Expiring 01/19/23	BOA	PLN	6,943	1,537,809	1,582,085	—	(44,276)
Expiring 01/19/23	CITI	PLN	5,321	1,202,000	1,212,579	—	(10,579)
Expiring 01/19/23	GSI	PLN	9,799	2,191,000	2,232,840	—	(41,840)
Expiring 01/19/23	GSI	PLN	6,543	1,461,000	1,490,937	—	(29,937)
Expiring 01/19/23	JPM	PLN	6,503	1,472,000	1,481,903	—	(9,903)
Expiring 01/19/23	MSI	PLN	5,274	1,167,000	1,201,736	—	(34,736)
South Korean Won,
Expiring 03/15/23	BARC	KRW	724,876	566,000	576,662	—	(10,662)
Expiring 03/15/23	CITI	KRW	726,607	557,000	578,039	—	(21,039)
Expiring 03/15/23	JPM	KRW	879,067	685,000	699,326	—	(14,326)
Expiring 03/15/23	SCB	KRW	725,470	559,000	577,135	—	(18,135)
Swiss Franc,
Expiring 01/12/23	MSI	CHF	542	574,849	587,201	—	(12,352)
Expiring 01/19/23	BNP	CHF	289	312,794	313,201	—	(407)
Expiring 01/19/23	CITI	CHF	1,571	1,594,695	1,702,475	—	(107,780)
Expiring 01/19/23	CITI	CHF	646	656,148	700,495	—	(44,347)
Thai Baht,
Expiring 03/15/23	CITI	THB	13,036	377,000	379,164	—	(2,164)
Expiring 03/15/23	GSI	THB	387,666	11,060,368	11,275,913	—	(215,545)
Expiring 03/15/23	SCB	THB	55,996	1,564,000	1,628,735	—	(64,735)

				$269,321,146	$282,714,602	215,149	(13,608,605)

						$8,083,976	$(13,726,574)

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Cross currency exchange contracts outstanding at December 31, 2022:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/19/23	Buy	AUD	778	EUR	501	$—	$(7,180)	JPM
01/19/23	Buy	CZK	12,578	EUR	514	5,075	—	MSI
01/19/23	Buy	CZK	14,958	EUR	611	6,116	—	MSI
01/19/23	Buy	CZK	30,855	EUR	1,259	13,748	—	GSI
01/19/23	Buy	CZK	32,800	EUR	1,326	28,505	—	BOA
01/19/23	Buy	CZK	35,935	EUR	1,465	17,409	—	HSBC
01/19/23	Buy	CZK	49,842	EUR	2,013	45,407	—	GSI
01/19/23	Buy	CZK	55,187	EUR	2,243	34,353	—	HSBC
01/19/23	Buy	CZK	55,478	EUR	2,240	51,075	—	BOA
01/19/23	Buy	CZK	61,488	EUR	2,511	25,803	—	GSI
01/19/23	Buy	EUR	359	HUF	148,123	—	(9,523)	GSI
01/19/23	Buy	EUR	497	HUF	203,338	—	(9,341)	MSI
01/19/23	Buy	EUR	501	PLN	2,386	—	(6,544)	HSBC
01/19/23	Buy	EUR	584	HUF	238,814	—	(10,007)	MSI
01/19/23	Buy	EUR	692	HUF	289,053	—	(28,406)	MSI
01/19/23	Buy	EUR	708	HUF	294,853	—	(26,447)	BARC
01/19/23	Buy	EUR	974	HUF	400,195	—	(22,336)	GSI
01/19/23	Buy	EUR	991	HUF	415,208	—	(43,906)	MSI
01/19/23	Buy	EUR	1,142	HUF	473,901	—	(38,868)	MSI
01/19/23	Buy	EUR	1,156	CZK	28,312	—	(12,255)	HSBC
01/19/23	Buy	EUR	2,057	PLN	9,759	—	(18,490)	CITI
01/19/23	Buy	HUF	371,783	EUR	878	48,933	—	BOA
01/19/23	Buy	HUF	480,138	EUR	1,129	69,312	—	MSI
01/19/23	Buy	PLN	3,899	EUR	813	16,427	—	MSI
01/19/23	Buy	PLN	4,731	EUR	982	25,143	—	BOA
01/19/23	Buy	PLN	8,613	EUR	1,769	66,285	—	BOA

						$453,591	$(233,303)

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	01/14/23	0.250%(M)	17,182	*	$5,838	$(119)	$5,957	GSI

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	03/20/23	1.000%(Q)	1,893	$247,475	$225,162	$22,313	BARC
Gazprom PAO	03/20/23	1.000%(Q)	1,740	227,473	210,837	16,636	BARC
Gazprom PAO	06/20/24	1.000%(Q)	1,343	452,366	395,039	57,327	HSBC
United Mexican States	06/20/23	1.000%(Q)	2,550	(8,788)	1,948	(10,736)	CITI
United Mexican States	06/20/23	1.000%(Q)	2,520	(8,685)	4,890	(13,575)	CITI
United Mexican States	06/20/23	1.000%(Q)	845	(2,913)	1,823	(4,736)	CITI
United Mexican States	06/20/23	1.000%(Q)	840	(2,895)	1,676	(4,571)	CITI
United Mexican States	06/20/23	1.000%(Q)	840	(2,895)	606	(3,501)	CITI
United Mexican States	06/20/23	1.000%(Q)	435	(1,500)	333	(1,833)	CITI
United Mexican States	12/20/24	1.000%(Q)	335	(2,386)	930	(3,316)	CITI

				$897,252	$843,244	$54,008

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Credit default swap agreements outstanding at December 31, 2022: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Halliburton Co.	12/20/26	1.000%(Q)	610	0.749%	$5,751	$4,643	$1,108	GSI
Hellenic Republic	12/20/31	1.000%(Q)	4,000	1.866%	(238,843)	(106,788)	(132,055)	CITI
International Bank for Reconstruction & Development	06/20/23	0.250%(Q)	14,530	0.149%	8,075	6,751	1,324	BOA
International Bank for Reconstruction & Development	06/20/23	0.250%(Q)	4,420	0.149%	2,457	2,054	403	BOA
Petroleos Mexicanos	06/20/23	1.000%(Q)	2,125	2.539%	(14,527)	(14,372)	(155)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	2,100	2.539%	(14,355)	(17,060)	2,705	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	705	2.539%	(4,819)	(5,869)	1,050	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	700	2.539%	(4,785)	(5,722)	937	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	700	2.539%	(4,786)	(4,757)	(29)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	355	2.539%	(2,426)	(2,398)	(28)	CITI
Petroleos Mexicanos	12/20/24	1.000%(Q)	335	4.065%	(18,551)	(12,451)	(6,100)	CITI
Republic of Estonia	12/20/26	1.000%(Q)	450	1.365%	(5,756)	3,384	(9,140)	JPM
Republic of Panama	12/20/26	1.000%(Q)	1,430	0.943%	3,443	3,269	174	CITI
Republic of Poland	06/20/24	1.000%(Q)	1,045	0.728%	4,394	1,193	3,201	BNP

					$(284,728)	$(148,123)	$(136,605)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.IG.38.V1	06/20/27	1.000%(Q)	22,580	$(158,656)	$(244,417)	$(85,761)
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	101,270	(511,822)	(840,886)	(329,064)

				$(670,478)	$(1,085,303)	$(414,825)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.39.V1	12/20/27	5.000%(Q)	16,000	4.849%	$13,908	$119,851	$105,943

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2022:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreement:
				3 Month JPY LIBOR minus 29.5bps(Q)/
4,820	3 Month LIBOR(Q)/ 4.767%	JPY	510,000	(0.321)%	JPM	02/22/25	$991,675	$—	$991,675

Interest rate swap agreements outstanding at December 31, 2022:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	10,885	02/19/31	1.398%(S)	6 Month BBSW(2)(S)/ 3.765%	$—	$(1,607,912)	$(1,607,912)
CAD	9,015	02/17/26	1.060%(S)	3 Month CDOR(2)(S)/ 4.935%	(76)	(658,312)	(658,236)
CAD	590	12/03/29	2.650%(S)	3 Month CDOR(1)(S)/ 4.935%	27,286	28,044	758
CAD	6,000	02/16/31	1.608%(S)	3 Month CDOR(2)(S)/ 4.935%	(123)	(690,061)	(689,938)
CAD	1,500	02/16/41	2.104%(S)	3 Month CDOR(2)(S)/ 4.935%	(48)	(274,321)	(274,273)
CAD	1,155	12/03/42	2.800%(S)	3 Month CDOR(1)(S)/ 4.935%	120,652	134,993	14,341
CAD	5,000	02/16/46	2.153%(S)	3 Month CDOR(2)(S)/ 4.935%	(172)	(1,004,958)	(1,004,786)
CHF	3,250	02/19/31	(0.042)%(A)	1 Day SARON(2)(S)/ 0.942%	(5,025)	(574,135)	(569,110)
CLP	469,700	02/19/27	2.140%(S)	1 Day CLOIS(2)(S)/ 11.250%	—	(98,424)	(98,424)
CNH	582,485	02/23/26	2.921%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	(818)	907,548	908,366
CNH	15,560	08/01/27	2.420%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(29,523)	(29,523)
CNH	30,410	08/04/27	2.388%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(67,368)	(67,368)
CZK	23,000	05/09/27	4.989%(A)	6 Month PRIBOR(2)(S)/ 7.260%	—	7,274	7,274
DKK	7,500	04/08/32	1.581%(A)	6 Month CIBOR(2)(S)/ 2.947%	(35,347)	(141,995)	(106,648)
EUR	130,000	02/07/23	1.726%(T)	1 Day EuroSTR(2)(T)/ 1.890%	—	17,223	17,223
EUR	100,000	02/19/23	(0.499)%(A)	1 Day EuroSTR(1)(A)/ 1.890%	52,135	930,362	878,227
EUR	63,710	11/23/24	(0.046)%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(2,327,794)	(2,327,794)
EUR	35,180	12/02/24	(0.285)%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(2,592,751)	(2,592,751)
EUR	3,939	08/15/30	(0.191)%(A)	1 Day EuroSTR(2)(A)/ 1.890%	(1,639)	(909,703)	(908,064)
EUR	2,160	05/11/31	0.750%(A)	1 Day EuroSTR(1)(A)/ 1.890%	14,753	364,199	349,446
EUR	1,780	11/24/41	0.565%(A)	6 Month EURIBOR(1)(S)/ 2.693%	—	271,243	271,243
EUR	1,780	11/24/41	0.600%(A)	3 Month EURIBOR(2)(Q)/ 2.132%	—	(289,157)	(289,157)
EUR	4,316	11/25/41	0.629%(A)	6 Month EURIBOR(1)(S)/ 2.693%	—	637,883	637,883
EUR	4,316	11/25/41	0.663%(A)	3 Month EURIBOR(2)(Q)/ 2.132%	—	(681,762)	(681,762)

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	2,275	03/22/42	1.257%(A)	6 Month EURIBOR(1)(S)/ 2.693%	$—	$226,133	$226,133
EUR	2,275	03/22/42	1.310%(A)	3 Month EURIBOR(2)(Q)/ 2.132%	—	(246,628)	(246,628)
EUR	2,770	05/11/46	1.150%(A)	1 Day EuroSTR(2)(A)/ 1.890%	(23,556)	(754,047)	(730,491)
EUR	2,250	05/11/51	1.200%(A)	1 Day EuroSTR(1)(A)/ 1.890%	20,621	610,240	589,619
EUR	555	05/11/52	1.200%(A)	1 Day EuroSTR(2)(A)/ 1.890%	(48,246)	(151,221)	(102,975)
GBP	1,115	05/08/23	0.950%(A)	1 Day SONIA(1)(A)/ 3.428%	(25,404)	35,820	61,224
GBP	1,500	05/08/23	0.950%(A)	1 Day SONIA(2)(A)/ 3.428%	7,321	(48,596)	(55,917)
GBP	25	05/08/24	0.950%(A)	1 Day SONIA(1)(A)/ 3.428%	633	1,875	1,242
GBP	9,092	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 3.428%	(339,945)	1,168,946	1,508,891
GBP	6,000	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 3.428%	59,474	771,412	711,938
GBP	4,030	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 3.428%	517,838	619,020	101,182
GBP	2,931	10/22/28	0.680%(A)	1 Day SONIA(1)(A)/ 3.428%	—	612,862	612,862
GBP	1,925	05/08/29	1.100%(A)	1 Day SONIA(1)(A)/ 3.428%	219,395	399,493	180,098
GBP	5,285	05/08/30	1.100%(A)	1 Day SONIA(1)(A)/ 3.428%	(313,947)	1,139,103	1,453,050
GBP	4,871	05/08/31	1.150%(A)	1 Day SONIA(2)(A)/ 3.428%	262,811	(1,123,042)	(1,385,853)
GBP	2,920	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/ 3.428%	(159,541)	672,987	832,528
GBP	1,330	05/08/32	1.150%(A)	1 Day SONIA(2)(A)/ 3.428%	(117,327)	(348,089)	(230,762)
GBP	3,090	02/17/36	0.698%(A)	1 Day SONIA(2)(A)/ 3.428%	—	(1,165,563)	(1,165,563)
GBP	2,535	02/17/41	0.764%(A)	1 Day SONIA(2)(A)/ 3.428%	(65)	(1,159,241)	(1,159,176)
GBP	1,040	05/08/41	1.250%(A)	1 Day SONIA(1)(A)/ 3.428%	(100,352)	408,102	508,454
GBP	555	05/08/42	1.250%(A)	1 Day SONIA(1)(A)/ 3.428%	30,373	224,571	194,198
GBP	3,500	05/08/46	1.250%(A)	1 Day SONIA(2)(A)/ 3.428%	395,720	(1,569,090)	(1,964,810)
GBP	1,720	02/17/51	0.768%(A)	1 Day SONIA(2)(A)/ 3.428%	(45)	(1,001,572)	(1,001,527)
HUF	200,000	09/03/30	1.705%(A)	6 Month BUBOR(2)(S)/ 15.750%	(21,275)	(247,886)	(226,611)
ILS	2,880	02/23/31	1.060%(A)	3 Month TELBOR(2)(Q)/ 3.696%	—	(143,234)	(143,234)
JPY	1,195,000	07/08/24	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	(18,978)	(33,112)	(14,134)
JPY	640,000	07/08/27	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	(71,672)	(131,499)	(59,827)
JPY	2,000,000	02/24/28	0.050%(S)	1 Day TONAR(2)(S)/ (0.022)%	(930)	(476,783)	(475,853)
JPY	1,095,000	07/08/29	(0.050)%(A)	1 Day TONAR(1)(A)/ (0.022)%	219,627	409,845	190,218
JPY	1,620,500	02/19/31	0.135%(S)	1 Day TONAR(2)(S)/ (0.022)%	(4,126)	(715,187)	(711,061)
JPY	1,600,000	02/24/31	0.136%(S)	1 Day TONAR(2)(S)/ (0.022)%	(3,922)	(707,011)	(703,089)
JPY	333,500	07/08/32	0.050%(A)	1 Day TONAR(1)(A)/ (0.022)%	73,689	193,451	119,762
JPY	1,364,000	02/19/36	0.290%(S)	1 Day TONAR(2)(S)/ (0.022)%	(8,863)	(1,032,585)	(1,023,722)
JPY	550,000	07/08/37	0.150%(A)	1 Day TONAR(1)(A)/ (0.022)%	327,822	534,049	206,227
JPY	2,200,000	02/19/41	0.418%(S)	1 Day TONAR(2)(S)/ (0.022)%	(21,641)	(2,359,750)	(2,338,109)
JPY	975,000	07/08/42	0.300%(A)	1 Day TONAR(1)(A)/ (0.022)%	474,210	1,239,149	764,939
JPY	666,500	02/19/46	0.499%(S)	1 Day TONAR(2)(S)/ (0.022)%	(8,002)	(889,161)	(881,159)
JPY	685,500	02/19/51	0.553%(S)	1 Day TONAR(2)(S)/ (0.022)%	(9,252)	(1,040,908)	(1,031,656)
JPY	40,000	07/08/52	0.450%(A)	1 Day TONAR(2)(A)/ (0.022)%	(40,355)	(66,847)	(26,492)
KRW	10,100,000	02/18/31	1.528%(Q)	3 Month KWCDC(2)(Q)/ 3.980%	—	(1,167,157)	(1,167,157)
KRW	1,215,000	08/13/31	1.630%(Q)	3 Month KWCDC(2)(Q)/ 3.980%	—	(139,468)	(139,468)
MXN	54,940	03/19/26	6.050%(M)	28 Day Mexican Interbank Rate(2)(M)/ 10.770%	(84)	(239,227)	(239,143)
NOK	3,845	02/19/31	1.654%(A)	6 Month NIBOR(2)(S)/ 3.510%	—	(43,677)	(43,677)
NZD	1,515	02/22/31	1.584%(S)	3 Month BBR(2)(Q)/ 4.650%	—	(206,407)	(206,407)
PLN	2,000	09/07/30	1.068%(A)	6 Month WIBOR(2)(S)/ 7.140%	(16,906)	(141,316)	(124,410)
SEK	14,000	02/19/31	0.655%(A)	3 Month STIBOR(2)(Q)/ 2.701%	—	(235,764)	(235,764)
SGD	2,135	07/29/31	1.120%(S)	1 Day SORA(2)(S)/ 2.529%	12,832	(280,494)	(293,326)
THB	94,000	02/19/31	1.380%(Q)	1 Day THOR(2)(Q)/ 1.245%	—	(213,482)	(213,482)
	100,000	02/18/23	0.104%(A)	1 Day USOIS(1)(A)/ 4.330%	—	2,241,185	2,241,185
	59,260	12/23/23	4.758%(T)	1 Day SOFR(2)(T)/ 4.300%	—	(78,530)	(78,530)
	6,537	08/15/28	1.220%(A)	1 Day SOFR(1)(A)/ 4.300%	—	866,366	866,366

					$1,439,510	$(14,431,372)	$(15,870,882)

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreement:
MYR9,500	02/17/31	2.875	%(Q)	3 Month KLIBOR(2)(Q)/ 3.680%	$(159,361)	$(100)	$(159,261)	JPM

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Bloomberg Commodity Index(Q)	3 Month U.S. Treasury Bill(Q)/ 4.350%	BOA	03/31/23	24,833	$(3,528)	$—	$(3,528)
Total Return Benchmark Bond Index(T)	1 Day USOIS -50bps(T)/ 3.830%	GSI	01/27/23	(29,024)	(2,125,089)	—	(2,125,089)

					$(2,128,617)	$—	$(2,128,617)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$864,538	$(169,636)	$1,104,810	$(2,477,653)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$ —	$ 24,074,582
GS	—	7,694,855
JPS	—	8,650,101
MSC	—	120,489,098

Total	$ —	$160,908,636

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Fund	$1,047,229,421	$—	$—
Common Stocks	4,695,223,806	1,444,009,289	7,194
Exchange-Traded Funds	217,876,436	—	—
Preferred Stocks	1,410,600	17,445,900	—
Rights	—	—	—
Asset-Backed Securities
Automobiles	—	3,694,858	—
Collateralized Loan Obligations	—	500,766,407	—
Consumer Loans	—	991,814	—
Credit Cards	—	1,439,343	—
Home Equity Loans	—	2,351,590	—
Residential Mortgage-Backed Securities	—	2,187,001	—
Commercial Mortgage-Backed Securities	—	52,078,956	—
Corporate Bonds	—	417,342,629	2,688,000
Floating Rate and other Loans	—	9,689,505	104,088
Municipal Bond	—	539,588	—
Residential Mortgage-Backed Securities	—	19,162,174	751,743
Sovereign Bonds	—	119,480,669	—
U.S. Government Agency Obligations	—	8,800,824	—
U.S. Treasury Obligations	—	200,515,590	—
Short-Term Investments
Affiliated Mutual Funds	2,105,425,363	—	—
U.S. Treasury Obligations	—	187,665,312	—
Options Purchased	—	13,968,067	—

Total	$8,067,165,626	$3,002,129,516	$3,551,025

Liabilities
Options Written	$—	$(47)	$(501)

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Purchased	$—	$64,504	$—
Centrally Cleared Swaptions Written	—	409,125	—
Futures Contracts	5,206,141	—	—
OTC Forward Foreign Currency Exchange Contracts	—	8,083,976	—
OTC Cross Currency Exchange Contracts	—	453,591	—
Centrally Cleared Credit Default Swap Agreement	—	105,943	—
OTC Credit Default Swap Agreements	—	951,434	5,838
OTC Currency Swap Agreement	—	991,675	—
Centrally Cleared Interest Rate Swap Agreements	—	14,454,877	—

Total	$5,206,141	$25,515,125	$5,838

Liabilities
Centrally Cleared Swaptions Purchased	$—	$(615,226)	$—
Centrally Cleared Swaptions Written	—	(235,777)	—
Futures Contracts	(36,060,383)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(13,726,574)	—
OTC Cross Currency Exchange Contracts	—	(233,303)	—
Centrally Cleared Credit Default Swap Agreements	—	(414,825)	—
OTC Credit Default Swap Agreements	—	(338,910)	—
Centrally Cleared Interest Rate Swap Agreements	—	(30,325,759)	—
OTC Interest Rate Swap Agreement	—	(159,361)	—
OTC Total Return Swap Agreements	—	(2,128,617)	—

Total	$(36,060,383)	$(48,178,352)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as centrally cleared swaptions, futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Funds (2.7% represents investments purchased with collateral from securities on loan)	29.2%
Collateralized Loan Obligations	4.6
Banks	3.9
U.S. Treasury Obligations	3.5
Pharmaceuticals	3.5
Software	3.4
Oil, Gas & Consumable Fuels	2.9
Semiconductors & Semiconductor Equipment	2.5
IT Services	2.3
Technology Hardware, Storage & Peripherals	2.3
Exchange-Traded Funds	2.0
Insurance	1.8
Capital Markets	1.7
Health Care Providers & Services	1.7
Interactive Media & Services	1.7
Equity Real Estate Investment Trusts (REITs)	1.7
Machinery	1.5
Hotels, Restaurants & Leisure	1.4
Biotechnology	1.3
Specialty Retail	1.3
Automobiles	1.2
Textiles, Apparel & Luxury Goods	1.1
Sovereign Bonds	1.1
Aerospace & Defense	1.1
Health Care Equipment & Supplies	1.1
Internet & Direct Marketing Retail	1.0
Chemicals	0.9
Beverages	0.9
Food & Staples Retailing	0.9
Electric Utilities	0.9
Food Products	0.9
Metals & Mining	0.8
Life Sciences Tools & Services	0.8
Diversified Financial Services	0.7
Household Products	0.7
Entertainment	0.7
Multi-Utilities	0.6
Diversified Telecommunication Services	0.6
Trading Companies & Distributors	0.5
Industrial Conglomerates	0.5
Media	0.5
Communications Equipment	0.5
Tobacco	0.5
Road & Rail	0.5
Commercial Mortgage-Backed Securities	0.5
Electronic Equipment, Instruments & Components	0.5
Professional Services	0.5
Energy Equipment & Services	0.4
Electric	0.4
Real Estate Management & Development	0.4
Personal Products	0.4

Electrical Equipment	0.3%
Building Products	0.3
Oil & Gas	0.3
Marine	0.3
Airlines	0.2
Construction & Engineering	0.2
Air Freight & Logistics	0.2
Real Estate Investment Trusts (REITs)	0.2
Consumer Finance	0.2
Containers & Packaging	0.2
Foods	0.2
Residential Mortgage-Backed Securities	0.2
Wireless Telecommunication Services	0.2
Retail	0.2
Multiline Retail	0.2
Household Durables	0.2
Auto Components	0.2
Commercial Services	0.2
Home Builders	0.2
Pipelines	0.2
Commercial Services & Supplies	0.1
Telecommunications	0.1
Independent Power & Renewable Electricity Producers	0.1
Options Purchased	0.1
Gas Utilities	0.1
Construction Materials	0.1
Distributors	0.1
Healthcare-Products	0.1
Healthcare-Services	0.1
U.S. Government Agency Obligations	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Auto Manufacturers	0.1
Engineering & Construction	0.1
Real Estate	0.1
Auto Parts & Equipment	0.1
Diversified Consumer Services	0.1
Transportation	0.1
Thrifts & Mortgage Finance	0.0	*
Leisure Products	0.0	*
Paper & Forest Products	0.0	*
Health Care Technology	0.0	*
Gas	0.0	*
Lodging	0.0	*
Agriculture	0.0	*
Building Materials	0.0	*
Mining	0.0	*
Water Utilities	0.0	*
Semiconductors	0.0	*
Home Equity Loans	0.0	*
Distribution/Wholesale	0.0	*
Packaging & Containers	0.0	*
Electrical Components & Equipment	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Computers	0.0	*%
Credit Cards	0.0	*
Multi-National	0.0	*
Housewares	0.0	*
Consumer Loans	0.0	*
Internet	0.0	*
Office/Business Equipment	0.0	*
Transportation Infrastructure	0.0	*
Toys/Games/Hobbies	0.0	*
Home Furnishings	0.0	*
Municipal Bond	0.0	*

Machinery-Diversified	0.0	*%
Household Products/Wares	0.0	*
Apparel	0.0	*
Investment Companies	0.0	*

	102.4
Options Written	(0.0	)*
Liabilities in excess of other assets	(2.4)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Commodity contracts	—	$—		Unrealized depreciation on OTC swap agreements	$3,528
Credit contracts	Due from/to broker-variation margin swaps and swaptions	579,572	*	Due from/to broker-variation margin swaps and swaptions	1,265,828	*
Credit contracts	Premiums paid for OTC swap agreements	864,538		Premiums received for OTC swap agreements	169,536

Credit contracts	—	—		Options written outstanding, at value	548
Credit contracts	Unrealized appreciation on OTC swap agreements	113,135		Unrealized depreciation on OTC swap agreements	189,775

Equity contracts	—	—		Due from/to broker-variation margin futures	25,146,712	*
Equity contracts	Unaffiliated investments	13,968,067		—	—

Foreign exchange contracts	—	—		Due from/to broker-variation margin futures	4,859,806	*
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	453,591		Unrealized depreciation on OTC cross currency exchange contracts	233,303
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	8,083,976		Unrealized depreciation on OTC forward foreign currency exchange contracts	13,726,574
Interest rate contracts	Due from/to broker-variation margin futures	5,206,141	*	Due from/to broker-variation margin futures	6,053,865	*
Interest rate contracts	Due from/to broker-variation margin swaps and swaptions	14,454,877	*	Due from/to broker-variation margin swaps and swaptions	30,325,759	*

Interest rate contracts	—	—		Premiums received for OTC swap agreements	100
Interest rate contracts	Unrealized appreciation on OTC swap agreements	991,675		Unrealized depreciation on OTC swap agreements	2,284,350

		$44,715,572			$84,259,684

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$(2,991,507)
Credit contracts	(3,235,045)	3,442,677	—	—	(825,666)
Equity contracts	536,006	—	(364,659,042)	—	—
Foreign exchange contracts	—	—	16,493,742	37,786,266	—
Interest rate contracts	—	—	(222,236,550)	—	(50,881,557)

Total	$(2,699,039)	$3,442,677	$(570,401,850)	$37,786,266	$(54,698,730)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$(3,528)
Credit contracts	(281,851)	315,286	—	—	(179,192)
Equity contracts	(13,930,155)	—	(49,183,974)	—	—
Foreign exchange contracts	—	—	(3,722,759)	(4,632,905)	—
Interest rate contracts	—	—	(11,323,880)	—	11,721,030

Total	$(14,212,006)	$315,286	$(64,230,613)	$(4,632,905)	$11,538,310

(2)   Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$21,821,912
Options Written (2)	543,710,400
Futures Contracts - Long Positions (2)	3,008,244,889
Futures Contracts - Short Positions (2)	696,106,986
Forward Foreign Currency Exchange Contracts - Purchased (3)	213,689,982
Forward Foreign Currency Exchange Contracts - Sold (3)	473,013,937
Cross Currency Exchange Contracts (4)	12,188,303
Interest Rate Swap Agreements (2)	858,721,894
Credit Default Swap Agreements - Buy Protection (2)	243,357,800
Credit Default Swap Agreements - Sell Protection (2)	173,075,154
Currency Swap Agreements (2)	4,819,960
Total Return Swap Agreements (2)	15,811,503
Inflation Swap Agreements (2)	7,272,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$281,522,654	$(281,522,654)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC(3-a) $ 380,856	$(338,595)	$42,261	$(42,261)	$—
BARC(3-b)	398,822	—	398,822	(398,822)	—
BNP(3-a)	70,479	(3,250,254)	(3,179,775)	3,093,511	(86,264)
BNP(3-b)	4,394	(1,316,567)	(1,312,173)	1,146,587	(165,586)

BOA(3-a)	439,990	(678,203)	(238,213)	238,213	—
BOA(3-b)	470,156	(104,323)	365,833	(321,288)	44,545
BOA(4)	—	(3,528)	(3,528)	3,528	—
CITI(3-a)	158,171	(450,190)	(292,019)	220,593	(71,426)

CITI(3-b)	64,784	(656,219)	(591,435)	591,435	—
GSI(3-a)	377,942	(3,303,081)	(2,925,139)	2,925,139	—
GSI(3-b)	5,751	—	5,751	—	5,751
HSBC(3-a)	753,125	(863,548)	(110,423)	110,423	—

HSBC(3-b)	906,651	(27,254)	879,397	(760,000)	119,397
JPM(3-a)	1,111,707	(207,371)	904,336	(904,336)	—
JPM(3-b)	1,057,085	(168,501)	888,584	(850,000)	38,584
MSI(3-a)	3,486,531	(408,204)	3,078,327	(2,980,000)	98,327
MSI(3-b)	436,536	(179,862)	256,674	(256,674)	—
SCB(3-a)	7,613	(2,528,056)	(2,520,443)	2,520,443	—
TD(3-a)	296,944	(2,123,958)	(1,827,014)	1,827,014	—
UAG(3-a)	79,378	—	79,378	—	79,378

	$10,506,915	$(16,607,714)	$(6,100,799)	$6,163,505	$62,706

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3-a)	PGIM Fixed Income (Bond)
(3-b)	PGIM Fixed Income (Global Total Return)
(4)	QMA (Allocation Liquidity)

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $281,522,654:
Unaffiliated investments (cost $8,308,999,279)	$7,920,191,383
Affiliated investments (cost $3,170,742,030)	3,152,654,784
Foreign currency, at value (cost $10,504,873)	10,658,958
Cash segregated for counterparty — OTC	257,000
Receivable for investments sold	71,083,900
Dividends and interest receivable	25,649,586
Tax reclaim receivable	9,487,781
Unrealized appreciation on OTC forward foreign currency exchange contracts	8,083,976
Unrealized appreciation on OTC swap agreements	1,104,810
Premiums paid for OTC swap agreements	864,538
Unrealized appreciation on OTC cross currency exchange contracts	453,591
Foreign capital gains tax benefit accrued	46,651
Receivable from affiliate	39,456
Receivable for Portfolio shares sold	33,757
Prepaid expenses and other assets	392,358

Total Assets	11,201,002,529

LIABILITIES
Payable to broker for collateral for securities on loan	289,518,900
Payable for investments purchased	69,768,436
Unrealized depreciation on OTC forward foreign currency exchange contracts	13,726,574
Due to broker-variation margin futures	6,012,447
Payable to affiliate	3,039,376
Management fee payable	2,859,329
Unrealized depreciation on OTC swap agreements	2,477,653
Accrued expenses and other liabilities	1,779,262
Payable for Portfolio shares purchased	996,864
Due to broker-variation margin swaps and swaptions	534,042
Distribution fee payable	372,074
Unrealized depreciation on OTC cross currency exchange contracts	233,303
Premiums received for OTC swap agreements	169,636
Trustees’ fees payable	6,630
Options written outstanding, at value (premiums received $8,586)	548
Affiliated transfer agent fee payable	537
Payable to custodian	4

Total Liabilities	391,495,615

NET ASSETS	$10,809,506,914

Net assets were comprised of:
Partners’ Equity	$10,809,506,914

Net asset value and redemption price per share, $10,809,506,914 / 586,082,351 outstanding shares of beneficial interest	$18.44

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $8,356,808 foreign withholding tax, of which $869,698 is reimbursable by an affiliate)	$170,802,268
Interest income (net of $52,703 foreign withholding tax)	75,866,445
Affiliated dividend income	39,275,710
Income from securities lending, net (including affiliated income of $652,900)	1,052,871

Total income	286,997,294

EXPENSES
Management fee	84,763,372
Distribution fee	34,053,874
Custodian and accounting fees	1,474,605
Trustees’ fees	219,720
Legal fees and expenses	113,949
Audit fee	54,300
Shareholders’ reports	19,106
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Miscellaneous	349,552

Total expenses	121,056,404

NET INVESTMENT INCOME (LOSS)	165,940,890

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(11,844,394)) (net of foreign capital gains taxes $(397,583))	(493,634,666)
In-kind transactions(1)	(141,345,458)
Futures transactions	(570,401,850)
Forward and cross currency contract transactions	37,786,266
Options written transactions	3,442,677
Swap agreements transactions	(54,698,730)
Foreign currency transactions	(16,121,474)

(1,234,973,235)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(18,087,246)) (net of change in foreign capital gains taxes $2,045,725)	(2,177,781,969)
Futures	(64,230,613)
Forward and cross currency contracts	(4,632,905)
Options written	315,286
Swap agreements	11,538,310
Foreign currencies	1,960,414

(2,232,831,477)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(3,467,804,712)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,301,863,822)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$165,940,890	$150,994,926
Net realized gain (loss) on investment and foreign currency transactions	(1,234,973,235)	2,948,028,650
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,232,831,477)	(296,642,077)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,301,863,822)	2,802,381,499

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [159,282,802 and 3,146,900 shares, respectively]	2,986,997,129	64,374,315
Portfolio shares purchased [383,634,932 and 104,460,140 shares, respectively]	(7,170,828,434)	(2,203,476,505)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(4,183,831,305)	(2,139,102,190)

TOTAL INCREASE (DECREASE)	(7,485,695,127)	663,279,309
NET ASSETS:
Beginning of year	18,295,202,041	17,631,922,732

End of year	$10,809,506,914	$18,295,202,041

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$22.57	$19.34	$18.27	$15.33		$16.59

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.18	0.19	0.29		0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.37)	3.05	0.88	2.65		(1.53)

Total from investment operations	(4.13)	3.23	1.07	2.94		(1.27)

Capital Contributions	—	—	—	—	(b)(c)(d)	0.01	(c)

Net Asset Value, end of year	$18.44	$22.57	$19.34	$18.27		$15.33

Total Return(e)	(18.30)%	16.70%	5.86%	19.18	%(f)	(7.59	)%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10,810	$18,295	$17,632	$18,629		$15,626
Average net assets (in millions)	$13,622	$18,224	$15,684	$17,922		$19,406
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.89%	0.87%	0.88%	0.87%		0.87%
Expenses before waivers and/or expense reimbursement	0.89%	0.87%	0.88%	0.87%		0.87%
Net investment income (loss)	1.22%	0.83%	1.10%	1.71%		1.56%
Portfolio turnover rate(i)	88%	116%	154%	89%		111%
(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (7.65)%.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A322

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2022 consisted of 60 separate portfolios. The information presented in these financial statements pertains only to the 5 Portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios have the following investment objective(s):

Portfolio	Investment Objective(s)
AST Advanced Strategies Portfolio (“Advanced Strategies”)

High level of absolute return by using traditional and non-traditional investment strategies and investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.
AST Global Bond Portfolio (“Global Bond”)	Consistent excess returns over the Bloomberg Global Aggregate US Dollar Hedged Bond Index.
AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.
AST Prudential Growth Allocation Portfolio (“Prudential Growth Allocation”)	Total return.

2. Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services —Investment Companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has approved the Portfolios’ valuation policies and procedures for security valuation and designated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”)

B1

as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Portfolio investments. Pursuant to the Board’s oversight, the Investment Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of

B2

the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from

B3

counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised. Certain Portfolios entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Floating Rate Notes Issued in Conjunction with Securities Held: Certain Portfolios invested in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Some of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation. Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Schedule of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from the registration requirements of the Securities Act of 1933 under Rule 144A.

Financial/Commodity Futures Contracts: A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Portfolios are

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required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into

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for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Floating Rate and other Loans: Certain Portfolios invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Portfolios acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Repurchase Agreements: Certain Portfolios entered into repurchase agreements. In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements: The Portfolio enters reverse repurchase agreements with qualified third-party broker-dealers in which the Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Portfolio receives securities and/or cash as collateral with a market value in-excess of the repurchase price to be paid by the Portfolio upon the maturity of the transaction. During the term of the agreement, the Portfolio continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Due to the short-term nature of reverse repurchase agreements, face value approximates fair value. Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities. Interest payments made by the Portfolio to the counterparties are recorded as a component of interest expense in the Statement of Operations.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations,

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collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Rights: Certain Portfolios held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Portfolios until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

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Payment-In-Kind: Certain Portfolios invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes,

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as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged the firms referenced in the below table as subadvisers for their respective Portfolios. Subadvisory fees are paid by the Investment Manager out of the management fee that it receives from the Portfolios.

Portfolio	Subadviser(s)
Advanced Strategies

LSV Asset Management; PGIM Fixed Income (a business unit of PGIM, Inc.); PGIM Limited (an indirect, wholly-owned subsidiary of PGIM); Pacific Investment Management Company, LLC (“PIMCO”); PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions) (a wholly-owned subsidiary of PGIM, Inc.); T. Rowe Price Associates, Inc. (“T. Rowe”); William Blair Investment Management, LLC; Effective April 23, 2022, Massachusetts Financial Services, Inc. (“MFS”); Until April 22, 2022, Brown Advisory LLC, Loomis Sayles & Company, L.P.

Balanced Asset Allocation

ClearBridge Investments, LLC (“ClearBridge”); J.P. Morgan Investment Management, Inc. (“J.P. Morgan”); Jennison Associates LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.); MFS; PGIM Fixed Income (a business unit of PGIM, Inc.); PGIM Limited (an indirect, wholly-owned subsidiary of PGIM); PGIM Quantitative Solutions (a wholly-owned subsidiary of PGIM, Inc.); Wellington Management Company, LLP (“Wellington”)

Global Bond	AllianceBernstein, L.P. / Goldman Sachs Asset Management, L.P. (“GSAM”) / Wellington
Preservation Asset Allocation

ClearBridge; J.P. Morgan; Jennison; MFS; PGIM Fixed Income (a business unit of PGIM, Inc.); PGIM Limited (an indirect, wholly-owned subsidiary of PGIM); PGIM Quantitative Solutions (a wholly-owned subsidiary of PGIM, Inc.); Wellington

Prudential Growth Allocation

Jennison (a wholly-owned subsidiary of PGIM, Inc.); PGIM Fixed Income (a business unit of PGIM, Inc.); PGIM Limited (an indirect, wholly-owned subsidiary of PGIM); PGIM Quantitative Solutions (a wholly-owned subsidiary of PGIM, Inc.); PGIM Real Estate (a business unit of PGIM, Inc.)

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Fees and/or expenses waived and/or reimbursed by the

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Investment Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Investment Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements

Advanced Strategies	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% on next $2.5 billion; 0.5725% on next $2.5 billion; 0.5525% on next $5 billion; 0.5325% in excess of $20 billion	0.65%	0.61%

Balanced Asset Allocation#	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% on next $2.5 billion; 0.6225% on next $2.5 billion; 0.6025% on next $5 billion; 0.5825% on next $5 billion; 0.5625% on next $5 billion; 0.5425% on next $5 billion; 0.5225% on next $5 billion; 0.5025% in excess of $40 billion	0.63%	0.54%

Global Bond	0.64% first $300 million; 0.63% on next $200 million; 0.62% on next $250 million; 0.61% on next $2.5 billion; 0.60% on next $2.75 billion; 0.57% on next $4 billion; 0.55% in excess of $10 billion	0.64%	0.45%

Preservation Asset Allocation#	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% on next $2.5 billion; 0.6225% on next $2.5 billion; 0.6025% on next $5 billion; 0.5825% on next $5 billion; 0.5625% on next $5 billion; 0.5425% on next $5 billion; 0.5225% on next $5 billion; 0.5025% in excess of $40 billion	0.63%	0.56%

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Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements

Prudential Growth Allocation	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% on next $2.5 billion; 0.5725% on next $2.5 billion; 0.5525% on next $5 billion; 0.5325% in excess of $20 billion	0.62%	0.62%

Portfolio	Fee Waivers and/or Expense Limitations
Advanced Strategies	contractually waive 0.0242% through June 30, 2023; effective April 23, 2022, contractually waive additional 0.002% through June 30, 2023; effective July 1, 2022, contractually waive additional 0.002% through June 30, 2023(1)
Balanced Asset Allocation	contractually waive 0.02% through June 30, 2023; effective February 12, 2022, contractually waive additional 0.0004% through June 30, 2023; contractually limit expenses to 0.89% through June 30, 2023(2)
Global Bond	contractually waive 0.0412% through June 30, 2023; effective February 12, 2022, contractually waive 0.0038% through June 30, 2023; contractually limit expenses to 0.84% through June 30, 2023
Preservation Asset Allocation	contractually waive 0.02% through June 30, 2023; effective February 12, 2022, contractually waive additional 0.0007% through June 30, 2023; contractually limit expenses to 0.89% through June 30, 2023(2)
#	Management fees are calculated based on an aggregation of net assets of Academic Strategies, Balanced Asset Allocation, Capital Growth Asset Allocation and Preservation Asset Allocation.

(1)

The Investment Manager has voluntarily agreed to waive the Portfolio’s investment management fee to the extent Portfolio assets are invested in underlying AST portfolios to gain exposure to small-cap equity securities.

(2)

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust and Funds of other affiliated investment companies due to the Portfolio’s investment in any such portfolios/funds. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the Subadviser.

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of

B11

each Portfolio. For Advanced Strategies, no 12b-1 fee is charged for the assets that are invested in other Portfolios. The 12b-1 fee is waived for the assets of Balanced Asset Allocation and Preservation Asset Allocation that are invested in other Portfolios. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2022, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount

Advanced Strategies	$89,150
Balanced Asset Allocation	17,646
Preservation Asset Allocation	5,543
Prudential Growth Allocation	24,061

AST Investment Services, Inc., Jennison, PAD, PGIM Investments, PGIM Limited, PGIM, Inc., PGIM Real Estate and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent and shareholder servicing agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, certain Portfolios changed their overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended December 31, 2022, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)

Advanced Strategies	$457,637	$—	$—
Balanced Asset Allocation	269,039	—	—
Preservation Asset Allocation	84,752	—	—

B12

b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (RICs). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2022 Payments

Advanced Strategies	$669,585
Balanced Asset Allocation	491,125
Global Bond	97,568
Preservation Asset Allocation	163,069
Prudential Growth Allocation	869,698

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2022 Payments

Advanced Strategies	$534,998
Balanced Asset Allocation	264,379
Preservation Asset Allocation	93,353
Prudential Growth Allocation	496,667

Subsequent to the fiscal year ended December 31, 2022, Prudential Growth Allocation received $1,302,177 in voluntary payments from Prudential related to European Union (EU) Withholding Tax Reclaims.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended December 31, 2022, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Advanced Strategies	$8,137,697,740	$9,122,733,580
Balanced Asset Allocation	5,481,940,822	5,852,150,233

B13

Portfolio	Cost of Purchases	Proceeds from Sales
Global Bond	$720,745,105	$790,631,664
Preservation Asset Allocation	2,411,962,908	3,485,155,543
Prudential Growth Allocation	9,506,368,750	13,043,662,484

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2022, is presented as follows:

Advanced Strategies

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST Goldman Sachs Small-Cap Value Portfolio*(1)
$ 39,902,072	$—	$37,467,344	$(25,437,284)	$23,002,556	$—	—	$—

AST PGIM Fixed Income Central Portfolio*(1)
—	453,213,438	45,000,000	(6,190,405)	(2,696,957)	399,326,076	40,581,918	—

AST Small-Cap Growth Opportunities Portfolio*(1)
51,387,874	10,500,000	47,546,558	(15,678,424)	1,337,108	—	—	—

AST Small-Cap Growth Portfolio*(1)
56,361,948	44,440,558	15,222,000	(18,657,487)	2,854,903	69,777,922	1,170,770	—

AST Small-Cap Value Portfolio*(1)
85,768,757	37,737,344	38,107,000	(28,213,641)	15,202,598	72,388,058	2,173,163	—
$ 233,420,651	$545,891,340	$183,342,902	$(94,177,241)	$39,700,208	$541,492,056		$—
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
1,212,553,474	4,244,272,185	4,835,505,936	—	—	621,319,723	621,319,723	14,046,181

PGIM Institutional Money Market Fund(1)(b)(wd)
359,916,125	2,883,765,469	2,983,267,823	39,967	21,745	260,475,483	260,605,786	636,381	(2)
$1,572,469,599	$7,128,037,654	$7,818,773,759	$39,967	$21,745	$881,795,206		$14,682,562
$1,805,890,250	$7,673,928,994	$8,002,116,661	$(94,137,274)	$39,721,953	$1,423,287,262		$14,682,562

Balanced Asset Allocation

Value, Beginning of Year	Cost of Purchases***	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST ClearBridge Dividend Growth Portfolio*(1)
$216,579,440	$66,906,585	$40,645,000	$(32,534,806)	$13,400,644	$223,706,863	8,300,811	$—

AST Emerging Markets Equity Portfolio*(1)
33,764,758	2,000,000	26,085,000	(3,353,516)	826,699	7,152,941	889,669	—

AST Goldman Sachs Small-Cap Value Portfolio*(1)
74,101,508	—	69,352,982	(31,759,077)	27,010,551	—	—	—

AST High Yield Portfolio*(1)
84,966,044	6,784,305	61,760,000	(8,464,777)	2,281,151	23,806,723	2,166,217	—

AST Jennison Large-Cap Growth Portfolio*(1)
97,146,605	1,270,000	77,618,424	(21,526,483)	728,302	—	—	—

B14

Value, Beginning of Year	Cost of Purchases***	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

AST Large-Cap Growth Portfolio*(1)
$ 92,734,193	$379,983,286	$42,285,000	$(66,380,181)	$(1,001,747)	$363,050,551	7,193,393	$—

AST Large-Cap Value Portfolio*(1)
78,203,842	128,422,519	35,470,000	8,929,136	9,056,546	189,142,043	4,339,115	—

AST MFS Growth Portfolio*(1)
107,844,636	1,430,000	86,214,620	(24,052,673)	992,657	—	—	—

AST MFS Large-Cap Value Portfolio*(1)
101,812,483	—	73,655,708	(28,515,967)	359,192	—	—	—

AST PGIM Fixed Income Central Portfolio*(1)
—	1,632,983,417	165,500,000	(29,761,790)	(3,612,342)	1,434,109,285	145,742,814	—

AST Small-Cap Growth Opportunities Portfolio*(1)
76,131,357	6,000,001	61,897,733	(22,450,890)	2,217,265	—	—	—

AST Small-Cap Growth Portfolio*(1)
77,640,681	96,866,132	19,490,000	(29,221,630)	5,901,531	131,696,714	2,209,676	—

AST Small-Cap Value Portfolio*(1)
74,809,435	106,677,683	33,275,000	(26,338,919)	10,827,828	132,701,027	3,983,819	—

AST T. Rowe Price Natural Resources Portfolio*(1)
77,493,078	18,330,368	63,495,000	(8,229,854)	7,525,219	31,623,811	1,093,493	—

AST Western Asset Emerging Markets Debt Portfolio*(1)
55,337,924	4,031,993	38,725,000	(2,039,095)	(4,329,217)	14,276,605	1,338,014	—
$1,248,565,984	$2,451,686,289	$895,469,467	$(325,700,522)	$72,184,279	$2,551,266,563		$—
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
1,918,883,612	5,914,629,891	6,095,079,571	—	—	1,738,433,932	1,738,433,932	27,304,485

PGIM Institutional Money Market Fund(1)(b)(wd)
80,487,908	826,276,918	795,904,640	12,976	37,676	110,910,838	110,966,321	186,617	(2)
$1,999,371,520	$6,740,906,809	$6,890,984,211	$12,976	$37,676	$1,849,344,770		$27,491,102
$3,247,937,504	$9,192,593,098	$7,786,453,678	$(325,687,546)	$72,221,955	$4,400,611,333		$27,491,102

Global Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 9,179,830	$ 1,344,969	$10,524,799	$—	$ —	$ —	—	$ 273

PGIM Institutional Money Market Fund(1)(b)(wa)
2,720,693	35,465,005	37,035,165	33	(251)	1,150,315	1,150,891	4,063	(2)
$11,900,523	$36,809,974	$47,559,964	$33	$(251)	$1,150,315		$4,336

B15

Preservation Asset Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST ClearBridge Dividend Growth Portfolio*(1)
$ 69,861,248	$324,000	$22,418,315	$(12,744,037)	$7,259,793	$42,282,689	1,568,931	$—

AST Emerging Markets Equity Portfolio*(1)
8,903,672	9,000	7,190,000	(796,351)	153,398	1,079,719	134,293	—

AST Goldman Sachs Small-Cap Value Portfolio*(1)
23,969,215	—	22,439,927	(8,298,706)	6,769,418	—	—	—

AST High Yield Portfolio*(1)
79,426,310	106,000	59,345,000	(7,776,033)	2,061,055	14,472,332	1,316,864	—

AST Jennison Large-Cap Growth Portfolio*(1)
30,657,359	200,000	24,272,580	(6,970,027)	385,248	—	—	—

AST Large-Cap Growth Portfolio*(1)
29,234,693	79,820,259	25,158,120	(17,042,178)	(396,490)	66,458,164	1,316,785	—

AST Large-Cap Value Portfolio*(1)
25,819,107	24,011,709	18,863,025	1,940,271	4,639,973	37,548,035	861,391	—

AST MFS Growth Portfolio*(1)
34,073,414	225,000	27,048,644	(7,794,667)	544,897	—	—	—

AST MFS Large-Cap Value Portfolio*(1)
33,786,237	—	24,310,709	(9,659,494)	183,966	—	—	—

AST PGIM Fixed Income Central Portfolio*(1)
—	1,082,695,770	391,700,000	(10,508,925)	(9,448,542)	671,038,303	68,194,950	—

AST Small-Cap Growth Opportunities Portfolio*(1)
24,416,835	2,078,001	20,834,147	(6,892,332)	1,231,643	—	—	—

AST Small-Cap Growth Portfolio*(1)
25,010,684	18,422,147	10,735,000	(9,901,850)	2,362,468	25,158,449	422,122	—

AST Small-Cap Value Portfolio*(1)
24,117,664	21,844,927	16,135,000	(9,531,423)	5,056,631	25,352,799	761,117	—

AST T. Rowe Price Natural Resources Portfolio*(1)
24,956,985	77,000	18,875,000	(2,164,536)	2,219,193	6,213,642	214,856	—

AST Western Asset Emerging Markets Debt Portfolio*(1)
55,235,190	64,999	39,665,000	(1,688,198)	(4,692,072)	9,254,919	867,378	—
$ 489,468,613	$1,229,878,812	$728,990,467	$(109,828,486)	$18,330,579	$898,859,051		$—
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
914,310,852	3,410,226,760	3,790,021,605	—	—	534,516,007	534,516,007	11,149,108

PGIM Institutional Money Market Fund(1)(b)(wd)
63,160,780	419,637,949	428,730,067	17,487	10,101	54,096,250	54,123,311	125,684	(2)
$ 977,471,632	$3,829,864,709	$4,218,751,672	$17,487	$10,101	$588,612,257		$11,274,792
$1,466,940,245	$5,059,743,521	$4,947,742,139	$(109,810,999)	$18,340,680	$1,487,471,308		$11,274,792

B16

Prudential Growth Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

AST PGIM Fixed Income Central Portfolio*(1)
$ —	$1,403,282,348	$326,000,000	$(18,166,721)	$(11,886,206)	$1,047,229,421	106,425,754	$—
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
3,015,526,675	12,963,122,756	14,164,045,878	—	—	1,814,603,553	1,814,603,553	39,275,710

PGIM Institutional Money Market Fund(1)(b)(wd)
385,219,259	2,240,734,682	2,335,253,418	79,475	41,812	290,821,810	290,967,293	652,900	(2)
$3,400,745,934	$15,203,857,438	$16,499,299,296	$79,475	$41,812	$2,105,425,363		$39,928,610
$3,400,745,934	$16,607,139,786	$16,825,299,296	$(18,087,246)	$(11,844,394)	$3,152,654,784		$39,928,610

*	Non-income producing security.
***	A portion of the amount represents merger activity during the reporting period.
(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2022 are subject to such review.

7. Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

B17

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The following Portfolio utilized the SCA during the year ended December 31, 2022.The average balance outstanding is for the number of days the Portfolio(s) utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2022
Global Bond	$704,048	2.71%	42	$2,371,000	$—

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2022, all Portfolios offer only a single share class to investors.

As of December 31, 2022, the following number of shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

Portfolio	Number of Shares	Percentage of Outstanding Shares
Advanced Strategies	212,367,410	82.7%
Balanced Asset Allocation	414,629,103	81.9
Global Bond	23,119,232	77.5
Preservation Asset Allocation	153,313,649	76.2
Prudential Growth Allocation	465,876,000	79.5

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
Advanced Strategies	2	82.7%
Balanced Asset Allocation	2	81.7
Global Bond	3	77.5
Preservation Asset Allocation	2	75.9
Prudential Growth Allocation	2	79.5
Unaffiliated:
Advanced Strategies	1	17.3
Balanced Asset Allocation	1	18.1
Global Bond	1	22.5
Preservation Asset Allocation	1	23.8
Prudential Growth Allocation	1	20.5

B18

9. Purchases & Redemption In-kind

As of the close of business on June 10, 2022, Balanced Asset Allocation and Preservation Asset Allocation settled the purchase intoAST Large-Cap Growth Portfolio (“Large-Cap Growth”) by delivering portfolio securities and other assets in the amounts of $81,097,103 and $23,787,896, respectively, in exchange for 1,981,954 shares of Large-Cap Growth.

As of the close of business on June 27, 2022, Advanced Strategies, Balanced Asset Allocation, Preservation Asset Allocation, and Prudential Growth Allocation settled the purchase into the AST PGIM Fixed Income Central Portfolio (“PGIM Fixed Income Central”) by delivering portfolio securities and other assets in exchange for shares of the PGIM Fixed Income Central. The following table is a summary of the value of such securities and other assets that were transferred in-kind along with the shares received.

Portfolio	Securities Market Value and Other Assets	Shares Received
Advanced Strategies	$ 413,213,438	41,321,344
Balanced Asset Allocation	985,356,674	98,535,667
Preservation Asset Allocation	892,295,771	89,229,577
Prudential Growth Allocation	1,191,282,348	119,128,235

As of the close of business on December 16, 2022, Balanced Asset Allocation settled the purchase into PGIM Fixed Income Central by delivering portfolio securities and other assets in the amounts of $448,126,743 in exchange for 44,501,166 shares of PGIM Fixed Income Central.

For U.S. GAAP purposes, the securities and other assets transferred were recorded at fair value, and the historical cost basis of the assets transferred was not carried forward to the Portfolios.

10. Risks of Investing in the Portfolios

Each Portfolio’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Risks	Advanced Strategies	Balanced Asset Allocation	Global Bond	Preservation Asset Allocation	Prudential Growth Allocation
Asset Allocation	–	X	–	X	X
Asset-Backed and/or Mortgage-Backed Securities	X	X	X	X	X
Asset Transfer Program	X	X	X	X	X
Bank Loan Investments	X	X	–	X	X
Blend Style	X	X	–	X	X
Commodity	–	–	–	X	X
Covenant-Lite	X	X	–	X	X
Derivatives	X	X	X	X	X
Economic and Market Events	X	X	X	X	X
Emerging Markets	–	–	–	X	X
Equity Securities	X	X	X	X	X
Exchange-Traded Funds (ETF)	X	X	–	X	X
Exchange-Traded Notes	X	–	–	X	X
Expense	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X
Foreign Investment	X	X	X	X	X
Fund of Funds	–	X	–	X	X
High Yield	X	X	X	X	X
Investment Style	X	–	–	X	X
Leverage	X	–	–	X	X
Liquidity Allocation	–	X	–	X	X
Liquidity and Valuation	X	X	X	X	X

B19

Risks	Advanced Strategies	Balanced Asset Allocation	Global Bond	Preservation Asset Allocation	Prudential Growth Allocation
Market and Management	X	X	X	X	X
Portfolio Turnover	X	–	–	X	X
Quantitative Model	X	–	–	X	X
Real Estate	X	–	–	X	X
Redemption	–	–	X	–	–
Regulatory	X	X	X	X	X
Short Sale	X	–	–	X	X
Small-Sized Company	–	–	–	X	X
Sovereign Debt Securities	–	–	X	–	–

Asset Allocation Risk: The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. Additionally, both equity and fixed income securities may decline in value. Any given investment strategy may fail to produce the intended results, and a Portfolio’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk: Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Bank Loan Investments Risk: The Portfolio’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio’s access to collateral, if any, may be limited by bankruptcy laws. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.

B20

Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark have a notable impact on settlement performance and other mutual funds.

Commodity Risk: The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.

Covenant-Lite Risk: Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite,” which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.

Economic and Market Events Risk: Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. In addition, it remains uncertain that governmental entities will intervene in response to market disturbances, and the effect of any such future intervention cannot be predicted.

Emerging Markets Risk: The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

B21

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk: An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Exchange-Traded Notes Risk: Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Portfolio to the risk that an ETN’s issuer may be unable to pay. In addition, the Portfolio will bear its proportionate share of the fees and expenses of the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.

Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Foreign Investment Risk: Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.

Fund of Funds Risk: In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.

High Yield Risk: Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Investment Style Risk: Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Leverage Risk: Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.

Liquidity Allocation Risk: The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.

B22

Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Portfolio Turnover Risk: A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Quantitative Model Risk: The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of their investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance.

Real Estate Risk: Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission, and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Short Sale Risk: A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Small-Sized Company Risk: Securities of small-sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.

11. Reorganization

On June 13-14, 2022, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST Moderate Multi-Asset Portfolio (“Moderate Multi-Asset”) (formerly known as AST AllianzGI World Trends Portfolio) (the “Merged Portfolio”) for shares of Balanced Asset Allocation (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio, respectively. Shareholders approved the Plan at a meeting on November 11, 2022 and the reorganization took place at the close of business on December 2, 2022.

B23

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
Moderate Multi-Asset	$3,252,733,475	$3,195,705,594

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on December 2, 2022:

Merged Portfolio		Shares
Moderate Multi-Asset		191,968,718
Acquiring Portfolio	Shares	Value
Balanced Asset Allocation	147,785,958	$3,314,839,041

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Unrealized Appreciation on Investments	Net Assets
Moderate Multi-Asset	57,027,881	$3,314,839,041
Acquiring Portfolio		Net Assets
Balanced Asset Allocation		$8,329,549,567

Assuming the acquisition had been completed on January 1, 2022, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2022 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized loss on investments (b)	Net decrease in net assets resulting from operations
Balanced Asset Allocation	$146,268,780	$(2,851,480,254)	$(2,705,211,474)

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: Moderate Multi-Asset $46,862,692.

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net realized and unrealized loss on investments from the Merged Portfolio pre-merger as follows: Moderate Multi-Asset $ (811,258,376).

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since December 2, 2022.

12. Subsequent Events

On September 19-20, 2022, the Board approved the reorganization (the “Reorganization”) of AST BlackRock 60/40 Target Allocation ETF Portfolio (the “Target Portfolio”) into Balanced Asset Allocation (the “Acquiring Portfolio”). The shareholders of the Target Portfolio approved the reorganization at a meeting on January 24, 2023. It is expected that the Reorganization will be completed on or around February 24, 2023.

On September 19-20, 2022, the Board approved the reorganization (the “Reorganization”) of AST American Funds Growth Allocation Portfolio and AST Wellington Management Hedged Equity Portfolio (the “Target Portfolios”) into Prudential Growth

B24

Allocation (the “Acquiring Portfolio”). The shareholders of the Target Portfolios approved the reorganization at a meeting on January 24, 2023. It is expected that the Reorganization will be completed on or around February 24, 2023.

On September 19-20, 2022, the Board approved the reorganization (the “Reorganization”) of AST Western Asset Emerging Markets Debt Portfolio (the “Target Portfolio”) into Global Bond (the “Acquiring Portfolio”). The shareholders of the Target Portfolio approved the reorganization at a meeting on February 8, 2023. It is expected that the Reorganization will be completed on or around March 10, 2023.

B25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST Advanced Strategies Portfolio, AST Balanced Asset Allocation Portfolio, AST Global Bond Portfolio, AST Preservation Asset Allocation Portfolio and AST Prudential Growth Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AST Advanced Strategies Portfolio, AST Balanced Asset Allocation Portfolio, AST Global Bond Portfolio, AST Preservation Asset Allocation Portfolio and AST Prudential Growth Allocation Portfolio (five of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the three years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of AST Advanced Strategies Portfolio, AST Balanced Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and AST Prudential Growth Allocation Portfolio as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 20, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

The financial statements of AST Global Bond Portfolio as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

C1

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about the Trustees (or “Board Members”) and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Board Members.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 76

Chief Financial Officer of Grace Church School (Since September 2019); President, Candide Business Advisors, Inc. (Since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013 -2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010 - 2021).

Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 76

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 76

Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Director of Apollo Global Management, Inc. (since 2022); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Formerly Director of the Asia-Pacific Fund, Inc. (2006-2019); formerly Director of Sotheby’s (2014-2019) auction house and art-related finance.	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 76

Trinity Investors (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 76

Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018 – June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

Chairman of the Board of Auxadi Holdco, S.L. (Since February 2022); Non-Executive Director of Auxadi Holdco, S.L (Since November 2020); Non-Executive Director of Stout (Since January 2020); formerly Non-Executive Director of Clyde & Co. (January 2020 – June 2021); Formerly Non-Executive Chairman (September 2019 – January 2021) of Litera Microsystems.

Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 76

Director of ICI Mutual Insurance Company (June 2020 - present; June 2016-June 2019); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

D1

Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 76

Chairman, Chief Executive Officer and President of Sterling Bancorp (Since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018–March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Board Member
Timothy S. Cronin 1965 Number of Portfolios Overseen: 76

Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).

		None.	Since October 2009

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005
Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020
Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since March 2021

D2

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Alina Srodecka, CPA 1966 Assistant Treasurer

Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).

Since June 2017

(a) Excludes Mr. Cronin, an Interested Board Member who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Board Member because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Board Members or Officers. The Independent Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Board Member.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Board Member. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

D3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges, and expenses of the portfolios and on the contracts and should be read carefully.

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling the appropriate phone number listed below and on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov. Additionally, this information is available on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330. Additionally, the Trust makes a complete listing of portfolio holdings as of its first and third calendar quarter-end available on its website listed above.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

            The Prudential Insurance Company of America

            751 Broad Street

            Newark, NJ 07102-3714

Every year we will send you an updated summary prospectus. We will also send you or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2023 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-C

Advanced Series Trust

ANNUAL REPORT December 31, 2022

    AST Academic Strategies Asset Allocation Portfolio

    AST BlackRock Global Strategies Portfolio

    AST Capital Growth Asset Allocation Portfolio

    AST J.P. Morgan Global Thematic Portfolio

    AST J.P. Morgan Tactical Preservation Portfolio

    AST T. Rowe Price Asset Allocation Portfolio

    AST T. Rowe Price Growth Opportunities Portfolio

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2022

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments, Financial Statements, and Financial Highlights

	Glossary	A1

	AST Academic Strategies Asset Allocation Portfolio	A3

	AST Blackrock Global Strategies Portfolio	A73

	AST Capital Growth Asset Allocation Portfolio	A116

	AST J.P. Morgan Global Thematic Portfolio	A183

	AST J.P. Morgan Tactical Preservation Portfolio	A206

	AST T. Rowe Price Asset Allocation Portfolio	A225

	AST T. Rowe Price Growth Opportunities Portfolio	A278

Section B	Notes to Financial Statements

Section C	Report of Independent Registered Public Accounting Firm

Section D	Information about Board Members and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2022

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin
President,
Advanced Series Trust	January 31, 2023

Market Overview — unaudited	Annual Report	December 31, 2022

Equity Market Overview

Across the majority of asset classes and regions, equities posted losses in 2022. Recession fears—spurred by the highest inflation in decades and aggressive central bank interest-rate hikes—were the main headwinds. Bond markets also suffered as yields spiked and the US Treasury yield curve inverted. Yield inversion is when the yield on a shorter-term bond is higher than a longer-term bond. However, commodities gained as oil and gas prices benefited from supply-chain woes following the onset of Russia’s invasion of Ukraine.

Equities end the year lower

US equity losses were widespread, as the large-cap S&P 500 Index fell 18.10%, the broad-based Russell 3000 Index declined 19.21%, and the tech-heavy Nasdaq Composite Index plummeted 33.10% during the year. Internationally, the MSCI ACWI Ex-US Index, a gauge of stock performance in developed and emerging markets outside the US, slid 15.57%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

Central bank activity dominates market sentiments

The US equity market suffered its worst year since 2008 as the US Federal Reserve (the Fed) aggressively tightened monetary policy in an attempt to lower inflation. The Fed raised its federal funds rate, which began the year at around 0%, seven times throughout 2022 to close the year in a range of 4.25% to 4.50%. The impact of higher rates punished the housing market, as housing starts and building permits declined, largely in response to rising mortgage rates. While inflation remained high for most of 2022, markets cheered by year-end as both the Consumer Price Index and the Personal Consumption Expenditures Price Index had slowed. During the same period, unemployment remained historically low.

Energy prices and the US dollar both posted gains for the year. Oil prices spiked in the first half of 2022, at one point rising above $100 per barrel for the first time since 2014. Supply concerns were exacerbated by Russia’s invasion of Ukraine and resulting sanctions against Russia. The US dollar benefited from rising rates, climbing 7.87% against a basket of developed market currencies.

US stocks swoon as inflation soars

Stocks started 2022 on solid ground, with the S&P 500 hitting a record high in January, but quickly retreated and spent the rest of the year in negative territory. Inflationary pressures reached multi-decade highs and the Fed began raising interest rates, sending markets lower. Geopolitical woes were heightened when Russia invaded Ukraine in February, creating new supply-chain issues. Economic data was disappointing, with US gross domestic product declining in both the first and second quarters.

As inflation increased and central banks worldwide hiked interest rates, equity markets briefly fell into bear market territory, defined as a drop of 20% or more from a recent high. Earnings expectations were revised downward as inflation began to crimp profit margins. Toward the end of 2022, equity markets began to slowly recover as inflation moderated.

Energy sector up, all other sectors down

In 2022, the top-performing sector in the S&P 500 Index was energy, rising 65.72% amid tight supply and rising demand. Other sectors posted negative returns, most significantly communication services (-39.89%) and consumer discretionary (-37.03%).

Tech darlings fall out of favor as value stocks lead

Recession fears drove large-cap technology equities sharply lower in 2022, as investors shifted away from the mega-cap tech stocks that they favored during the COVID-19 pandemic to more economically sensitive value stocks. Worries about slowing earnings growth led value stocks to significantly outperform growth stocks across market capitalizations.

During the year, the Russell 3000 Value Index declined 7.98%, significantly outperforming the Russell 3000 Growth Index, which fell 28.97%. The large-cap Russell 1000 Index fell 19.13%, the Russell Midcap Index slipped 17.32%, and the small-cap Russell 2000 Index dropped 20.44%.

Rising inflation and energy pressures sink international developed stocks

Central banks outside the US also tightened monetary policy in response to rising inflation, including the European Central Bank, which raised rates for the first time in more than 10 years. In addition to inflationary pressures, European markets faced energy-supply issues due to Russia’s invasion of Ukraine. A tax-cutting plan to shore up the economy in the United Kingdom backfired, causing a near collapse of the British pound sterling and requiring central bank intervention. In December, Japan jolted global financial markets when it loosened the tight limits it had been imposing on bond yields.

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, declined 14.45% during the year, and the MSCI Europe Index dropped 15.06%. The MSCI Japan Index dipped 16.65%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2022

Emerging market stocks suffer

A surging US dollar, spiking food and fuel prices, and Russia’s invasion of Ukraine hurt high-risk assets, including emerging market stocks, during 2022. The MSCI Emerging Markets Index declined 20.09%. While many emerging market countries began raising rates before their developed market counterparts, China—the world’s second-largest economy—was forced to trim key rates in response to slowing growth caused by its zero-COVID policy, and its lockdown measures were dropped by the end of the year. The MSCI China Index declined 21.93%.

Fixed Income Market Overview

In response to rampant inflation, central banks hiked interest rates aggressively in 2022, sending bond yields higher and prices significantly lower. Bonds failed to provide a safe haven for investors as carnage spread across most sectors, including government bonds, high yield issues, and emerging-market fixed income.

US Treasury yields increased dramatically during the year, sending the Bloomberg US Aggregate Bond Index lower by 13.01%—one of the worst years ever for US investment-grade fixed income. Bonds issued by the US government and indexed to inflation, or TIPS, declined 11.85%. High yield bonds (i.e., debt rated below investment grade) as measured by the Bloomberg US Corporate High Yield Index, fell 11.19%, outperforming their investment-grade counterparts. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, declined 17.78%. (All returns cited are in US dollars unless stated otherwise.)

Central banks shift gears to fight record-high inflation

Across most of the world, inflationary pressures intensified in 2022, leading central banks to begin tightening monetary policy after injecting aggressive stimulus into their economies in 2020 and 2021. Consumer prices, particularly food and fuel, spiked and remained elevated throughout the year, as inflation rose to a 40-year high in many countries.

The US Federal Reserve raised the federal funds rate seven times in 2022. The rate began the year at around 0% and ended it in a range between 4.25% and 4.50%. While the Bank of England began raising rates in late 2021, the European Central Bank held steadfast until July 2022, when it raised rates for the first time in 11 years. Even Japan, which had kept interest rates below zero since 2016, altered its bond policy in December 2022, allowing 10-year yields to rise.

Labor markets remain robust despite slowing economic growth

Economic growth was uneven during 2022. US gross domestic product declined in the first and second quarters. While growth resumed in the third quarter, it was boosted by the largest rise in real net exports in over 40 years, which many economists do not consider sustainable. However, the labor market remained shielded, as unemployment remained low and hourly earnings steadily increased.

Commodities gain

Crude oil prices rocketed above $100 per barrel following the onset of Russia’s invasion of Ukraine in February. However, gains were muted by year-end as recession fears increased. Further impacting energy prices was the decision by the Organization of the Petroleum Exporting Countries and its major allies to cut oil production in the fall, as well as efforts to cap the price of Russian oil.

Falling bond prices lead to yield curve inversion

Longer-term US Treasuries were one of the worst-performing sectors of the bond market in 2022, as the Bloomberg US 10+ Year Corporate Index dropped 25.62%, significantly underperforming its 1-5 year counterpart, which fell 5.56%.

The impact of rising rates sent bond prices lower across the spectrum. However, the negative impact was particularly strong for longer-dated debt, resulting in an inversion in Treasury yields. The 10-year US Treasury yield began the year at 1.51% and spiked over 4% before ending the year at 3.88%. Meanwhile, the shorter-dated 2-year Treasury note traded at around 4.42% at year-end. Yield inversion has been a historical harbinger of a recession.

Rising dollar pressures emerging market bonds

Emerging-market central banks began tightening monetary policy in early 2021, nearly a full year before the Fed, in their battle against surging food and fuel costs. However, Russia’s invasion of Ukraine increased pricing pressures further, and the surging US dollar—which had one of its best performances in years—threatened many emerging economies by making foreign debt payments more difficult.

AST Academic Strategies Asset Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	-13.45%	1.58%	3.64%
Blended Index	-11.16	3.80	4.63
S&P 500 Index	-18.10	9.42	12.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Academic Strategies Asset Allocation Portfolio returned -13.45%. The Portfolio underperformed the Blended Index and outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession.

Equity markets were under pressure for most of the reporting period. In the US, the S&P 500 Index declined 18.10%, its worst year since the Global Financial Crisis of 2008. Growth stocks endured an especially difficult year, with the Russell 1000 Growth Index declining 29.14% during the reporting period as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. Additionally, international developed equities declined 14.01%, as measured by the MSCI EAFE (GD) Index, and emerging markets equities fell 19.74%, as measured by the MSCI Emerging Markets (GD) Index.

The US Federal Reserve raised the federal funds rate at the fastest pace in decades during the reporting period. The result was a 13.01% decline in the Bloomberg US Aggregate Bond Index for the reporting period. Hawkish global central banks also put downward pressure on investment-grade bond prices, with the Bloomberg Global Aggregate Index declining 13.02% during the reporting period. (Hawkish tends to suggest higher interest rates, opposite of dovish.) At the same time, spread widening, or greater yield differentials to government bonds, led to losses for riskier high yield bonds, which declined 12.71%, as measured by the Bloomberg Global High Yield Index.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio underperformed its blended benchmark index during the reporting period. The index is composed of the Russell 3000 Index (20%), MSCI Europe, Australasia and the Far East (EAFE) Index (20%), Bloomberg US Aggregate Bond Index (20%), ICE BofA Three-Month US Treasury Bill Index (15%), Wilshire US REIT Total Return Index (9%), Bloomberg US TIPS Index (8%), and Bloomberg Commodity Index Total Return (8%).

Tactical asset allocation was a positive contributor to the Portfolio’s performance during the reporting period. A tactical overweight in commodities, along with an out-of-index position in natural resources stocks, added value as the Portfolio’s investments in these market segments posted sizeable gains relative to the blended index. Positioning across the fixed income market contributed positively, as the Portfolio was tilted toward inflation-protected and short-duration securities, both of which outperformed the Bloomberg US Aggregate Bond Index. An overweight relative to the index in alternative cash-like investments was a positive contributor, as cash outperformed most other asset classes during the reporting period. An underweight to real estate investment trusts was positive, as they were the worst-performing segment in the index for the reporting period.

Within the overlay, the Portfolio’s exposure to the energy and financial sector exchange-traded funds added value, given that energy was the best-performing sector in the index and financials sector outperformed the broad equity market. Conversely, a modest overweight to risk assets through the first half of the reporting period detracted from the Portfolio’s performance, as global equity markets experienced sizeable drawdowns. An out-of-index position in

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Academic Strategies Asset Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

emerging markets equities also detracted from the Portfolio’s performance, as emerging markets equities trailed developed markets equities during the reporting period overall. Similarly, within fixed income, an allocation to emerging markets debt detracted from the Portfolio’s performance, underperforming the Bloomberg Global Aggregate Index.

The Portfolio’s subadvisors, in aggregate, detracted significantly from the Portfolio’s performance during the reporting period. More specifically, the Jennison International Opportunities and MFS Blended Research sleeves detracted from returns, underperforming their MSCI EAFE Growth (GD) and MSCI EAFE Value (GD) benchmarks, respectively. Both PGIM sleeves underperformed in fixed income, driven by their duration positioning and exposure to corporate credit. Within alternatives, the First Quadrant, PGIM Quantitative Solutions (QS), and Western Asset sleeves underperformed their respective cash benchmarks. Much of the underperformance occurred during the first half of the reporting period when market declines and geopolitical events surrounding Russia’s invasion of Ukraine had a significantly negative impact on these sleeves. On the positive side, the Portfolio’s new core equity sleeves added meaningfully to performance. Additionally, the QS International Core Equity sleeve and the QS Commodity sleeve made positive contributions.

Several of the Portfolio’s subadvisors used derivatives to efficiently gain certain market exposures and provide liquidity to shareholders. In general, bond sleeves used derivatives such as swaps (interest rate, credit default, total return and inflation), futures, options, and swaptions (i.e., options on interest rate swaps) to gain interest rate and inflation exposures to various countries quickly and efficiently. Alternative strategy sleeves used derivatives to produce uncorrelated sources of market exposure, such as using currency forwards or futures contracts to replicate the exposures of a universe of hedge funds, or as half of an arbitrage position to hedge another position in a sleeve. During the reporting period, the use of derivatives did not have a material impact on the Portfolio’s performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Academic Strategies Asset Allocation (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST PGIM Fixed Income Central Fund	Core Bond	4.6%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.500%, 01/15/28	U.S. Treasury Obligations	1.3%
iShares Core S&P 500 ETF	Exchange-Traded Funds	1.2%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.125%, 01/15/30	U.S. Treasury Obligations	1.0%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.125%, 01/15/31	U.S. Treasury Obligations	1.0%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.250%, 01/15/25	U.S. Treasury Obligations	0.9%
Vanguard Total Bond Market ETF	Exchange-Traded Funds	0.9%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.500%, 04/15/24	U.S. Treasury Obligations	0.9%
Prologis, Inc. REIT	Equity Real Estate Investment Trusts (REITs)	0.9%
AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST BlackRock Global Strategies Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	-16.97%	1.59%	3.93%
Blended Index	-16.44	3.34	5.17
S&P 500 Index	-18.10	9.42	12.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST BlackRock Global Strategies Portfolio returned -16.97%. The Portfolio underperformed the Blended Index and outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

In calendar-year 2022 (the reporting period), stubborn inflation and a global wave of central bank tightening were collectively a drag on both stock and bond returns. Inflation, at first perceived to be “transitory” due to economic reopening, gave way to more persistent price increases. In fact, US inflation remained at multi-decade highs for longer than many policymakers expected, with pressures widespread across both goods and services. To combat inflation, the US Federal Reserve (the Fed) increased its benchmark interest rate seven times during the reporting period to 4.50%, the highest level in 15 years.

Signs of transatlantic divergence in financial conditions also emerged during the reporting period. In addition to inflationary pressures, Europe struggled with the notable depreciation of the euro and continued upside risks to energy prices. The volatility was further exacerbated by the geopolitical risks stemming from Russia’s invasion of Ukraine. The Bank of Japan (BoJ) stood nearly alone among developed central banks in not having adjusted its policy rates. In fact, the BoJ continued to engage in its yield curve control policy, despite multi-decade-high inflation, before tweaking it during the last weeks of December 2022.

Correlations between stocks and bonds increased substantially during the reporting period, as financial conditions tightened globally, and Consumer Price Index readings failed to mark a definitive peak in inflation. Global stocks and bonds both dropped during the reporting period. As US stocks suffered their worst year since the Global Financial Crisis in 2008, the US dollar strengthened compared to most foreign currencies. Emerging markets equities also declined, with considerable performance variability among the emerging markets countries. Within fixed income, shorter-duration bonds outperformed longer-duration bonds during the reporting period. (Duration is a measure of a bond portfolio or debt security’s price sensitivity to interest rate changes over time.) Commodities posted positive returns due primarily to significant gains in oil and other energy-related commodities following the coordinated policy of banning Russian oil imports by most members of the European Union.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, tactical asset allocation views contributed positively to the Portfolio’s performance. The Portfolio started the reporting period with pro-cyclical positioning, with an underweight versus the benchmark index in fixed income being the primary expression of BlackRock Financial Management’s views that monetary policy was on a path to normalizing while inflation remained firm.

This view was expressed through an underweight to long US duration, which added to the Portfolio’s returns as the Fed combated multi-decade inflation throughout the reporting period. At the beginning of the reporting period, the Portfolio was overweight equities, primarily in Japan, and also held a long position in the euro versus a basket of developed markets currencies. These positions were held in two macro themes: European Resilience and Global Reflation.

In the second quarter of the reporting period, the Fed Normalization theme was reintroduced, with the Portfolio taking a short-duration position in 5-year US Treasuries. Fed Normalization is a theme—expressed through a short-duration position in 5-year US Treasuries—that the Federal Reserve bank is set to normalize policy and increase interest rates. This boosted relative performance, as short-term interest rates rose in response to increasingly hawkish

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST BlackRock Global Strategies Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Fed rhetoric. Subsequently, BlackRock closed the Portfolio’s active currency positioning (euro versus a basket of developed markets currencies) on the belief that the European Central Bank may need to play its role as lender of last resort to maintain liquidity in European markets, which would be negative for euro exposure. This trade detracted slightly from the Portfolio’s performance throughout early March 2022.

In the third quarter of the reporting period, BlackRock reduced Portfolio risk by closing its relative overweights to Italian, Spanish, and United Kingdom equities; trimming its overweight in Japanese equities; and reducing its US duration underweight. (A duration underweight means having less exposure than the benchmark to higher duration bonds.) Many indexes tested new lows for the reporting period; and aggressive interest rate hikes added to the pain in fixed income, as central banks guided markets to price in a tighter path of monetary policy. The Portfolio’s equity relative value positioning, held as part of the European Resilience theme, detracted slightly from performance before the theme was closed in early July 2022, leaving the Portfolio directionally overweight Japanese equities. In early October 2022, that overweight position was eliminated, and BlackRock opened an equal-sized directional overweight to US equities on the view that while official US inflation data had yet to soften, some cooling was apparent in inflation survey data.

The Portfolio ended the reporting period with a US duration underweight and a slight overweight to US equities. BlackRock planned to retain a modest underweight position in US fixed income and a moderate overweight position in equities, having rotated the Portfolio out of Japan and into the US during the fall of 2022.

During the reporting period, the Portfolio used equity, fixed income, and currency derivatives as a standard part of the investment strategy to efficiently implement and manage risk. Overall, derivative positions held to express active asset allocation decisions had a positive impact on the Portfolio’s performance during the reporting period compared to its benchmark index.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST BlackRock Global Strategies (As of 12/31/2022)

Ten Largest Holdings	Line of Business	Country	% of Net Assets
U.S. Treasury Notes, 3.875%, 11/30/27	U.S. Treasury Obligations	United States	6.6%
U.S. Treasury Notes, 4.500%, 11/15/25	U.S. Treasury Obligations	United States	4.6%
U.S. Treasury Bonds, 4.000%, 11/15/42	U.S. Treasury Obligations	United States	3.9%
U.S. Treasury Notes, 4.500%, 11/30/24	U.S. Treasury Obligations	United States	3.8%
U.S. Treasury Bonds, 4.000%, 11/15/52	U.S. Treasury Obligations	United States	3.3%
U.S. Treasury Notes, 4.000%, 10/31/29	U.S. Treasury Obligations	United States	2.9%
U.S. Treasury Notes, 4.125%, 11/15/32	U.S. Treasury Obligations	United States	2.7%
Vanguard Real Estate ETF	Exchange-Traded Funds	United States	2.1%
U.S. Treasury Notes, 1.250%, 08/15/31	U.S. Treasury Obligations	United States	1.5%
U.S. Treasury Notes, 1.875%, 02/15/32	U.S. Treasury Obligations	United States	1.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Capital Growth Asset Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	-16.90%	4.80%	7.71%
Blended Index	-16.65	5.86	8.46
S&P 500 Index	-18.10	9.42	12.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Capital Growth Asset Allocation Portfolio returned -16.90%. The Portfolio underperformed the Blended Index and outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession.

Equity markets were under pressure for most of the reporting period. In the US, the S&P 500 Index declined 18.10%, its worst year since the Global Financial Crisis of 2008. Growth stocks endured an especially difficult year, with the Russell 1000 Growth Index declining 29.14% during the reporting period as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. Additionally, international developed equities declined 14.01%, as measured by the MSCI EAFE (GD) Index, and emerging market equities fell 19.74%, as measured by the MSCI Emerging Markets (GD) Index.

The US Federal Reserve raised the federal funds rate at the fastest pace in decades during the reporting period. The result was a 13.01% decline in the Bloomberg US Aggregate Bond Index for the reporting period. Hawkish global central banks also put downward pressure on investment-grade bond prices, with the Bloomberg Global Aggregate Index declining 13.02% during the reporting period. (Hawkish tends to suggest higher interest rates, opposite of dovish.) At the same time, spread widening, or greater yield differentials to government bonds, led to losses for riskier high yield bonds, which declined 12.71%, as measured by the Bloomberg Global High Yield Index.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, positions in natural resources stocks and commodities added substantially to the Portfolio’s relative performance, as these asset classes historically perform well during inflationary periods. Shorter-duration positions, including the Portfolio’s allocations to cash and US Treasury bonds, also added value relative to the Bloomberg US Aggregate Bond Index. Timely shifts in international equities were also additive, as a tilt toward developed international value stocks helped performance during the reporting period. In addition, the Portfolio’s core equity segment was a meaningfully positive contributor, most notably the Clearbridge and Jennison dividend growth sleeves. These sleeves invest in companies that consistently increase their dividends, and positions in the stocks of such companies helped mitigate overall losses during the negative equity market environment of the reporting period.

Exposure to fixed income risk assets detracted from the Portfolio’s performance. Exposure to emerging markets debt and high yield corporate bonds was negative, as risk assets struggled during the reporting period. In aggregate, the Portfolio’s subadvisors hindered the Portfolio’s performance. Specifically, the Jennison International Opportunities and MFS Blended Research sleeves underperformed their MSCI EAFE Growth (GD) Index and MSCI EAFE Value (GD) Index benchmarks, respectively. The PGIM Core Plus and Global Hedged sleeves also detracted from the Portfolio’s performance due to their longer-duration positioning and exposure to spread products, as interest rates rose, and spreads widened.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Capital Growth Asset Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Several of the Portfolio’s subadvisors used derivatives during the reporting period to efficiently gain certain market exposures and provide liquidity to shareholders. PGIM Quantitative Solutions manages an active overlay of the Portfolio that used derivatives. This overlay was used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) were used to provide this liquidity and were not designed to add value to the Portfolio. The use of derivatives did not have a material impact on the Portfolio’s performance during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Capital Growth Asset Allocation (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST PGIM Fixed Income Central Portfolio	Core Bond	7.1%
AST Large-Cap Growth Portfolio	Large/Mid-Cap Growth	4.1%
AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	2.5%
AST Large-Cap Value Portfolio	Large/Mid-Cap Value	2.2%
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.8%
Microsoft Corp.	Software	1.7%
AST Small-Cap Value Portfolio	Small-Cap Value	1.5%
AST Small-Cap Growth Portfolio	Small-Cap Growth	1.5%
SPDR S&P 500 ETF Trust	Exchange-Traded Funds	1.3%
iShares Core S&P 500 ETF	Exchange-Traded Funds	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST J.P. Morgan Global Thematic Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	-16.98%	3.16%	5.81%
Blended Index	-16.03	4.03	6.09
S&P 500 Index	-18.10	9.42	12.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST J.P. Morgan Global Thematic Portfolio returned -16.98%. The Portfolio underperformed the Blended Index and outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Calendar-year 2022 (the reporting period) was difficult for both equity and fixed income markets. Russia’s invasion of Ukraine and central banks’ battle against inflation were the main sources of bond and equity market struggles. However, the final quarter of the reporting period brought some relief. Arguably the most painful move in markets during the reporting period was the sharp decline in government bond prices. The unusually large sell-off in government bonds, alongside falling stock prices, made for a challenging environment for multi-asset investors. This was caused by central banks having to raise interest rates by far more than investors had expected at the beginning of the reporting period due to runaway inflation.

Global equities rose 9.9% in the fourth quarter of the reporting period, based on the MSCI World Index (in US dollar terms), but fell 17.73% for the full reporting period. Value stocks significantly outperformed growth stocks, both for the reporting period and in the fourth quarter. This can largely be explained by the high starting valuations for growth stocks and the effect of rising interest rates. One part of the world where few investors would argue that a lot of bad news had already been priced in was China. The MSCI China Index (USD) declined 21.93% in the reporting period and was down 50% from its 2021 peak by the end of the reporting period.

Global fixed income returns were also negative for the reporting period, as tighter monetary policy drove interest rates higher. The 10-year US Treasury yield finished the period at 3.88%, up 236 basis points (bps) from where it started the reporting period. (One basis point equals 0.01%.) The 30-year US Treasury yield finished the period at 3.97%, up 207 bps from where it started the reporting period. As a result, US 10-year and 30-year US Treasury returns were down 16.3% and 33.3%, respectively, during the reporting period, as per the Bloomberg US Treasury Bellwether 10-Year and 30-Year indices. Overall, US fixed income markets were up 1.9% for the fourth quarter of the reporting period but down 13.01% for the reporting period, according to the Bloomberg US Aggregate Bond Index.

What strategies or holdings affected the Portfolio’s performance?*

Security selection contributed positively to the Portfolio’s performance, while asset allocation detracted.

Coming into the reporting period, the Portfolio was allocated 75% to equities, which moved down to 61% by the end of the reporting period as a result of market depreciation and J.P. Morgan’s increasingly cautious view. For most of the reporting period, the Portfolio expressed a preference for value-oriented managers as opposed to growth-oriented ones. Exposures to international developed equities dropped during the reporting period. During the reporting period, the Portfolio’s fixed income allocation shifted from 31% to 18%. The Portfolio ended the reporting period with 17% of its assets in cash.

Strategic asset allocation decisions had a positive impact on the Portfolio’s performance during the reporting period. The overall effect of tactical asset allocation decisions during the reporting period was negative, with the allocation to EAFE equities and long US government bonds detracting the most.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST J.P. Morgan Global Thematic Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Security selection benefited the Portfolio’s performance during the reporting period, with the Global Select and Value Advantage strategies contributing the most. The Corporate Credit and International Focus strategies detracted the most.

The J.P. Morgan team uses derivatives in the form of futures throughout the Portfolio. Futures offer an efficient way to gain access to various markets. The Portfolio uses futures to access the following asset classes: US large-cap equity, US small-cap equity, international developed equity, emerging markets equity, and government bonds. The derivatives usage in the Portfolio had a positive impact on performance in the reporting period. Further, the use of other derivatives, FX forwards, currency FX forwards, and equity swaps were also used, primarily by the international equity managers. Given the relatively small positions in context of the overall Portfolio, the impact on performance did not have a material impact.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST J.P. Morgan Global Thematic (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	Country	% of Net Assets
AST J.P. Morgan Fixed Income Central Portfolio	Core Bond	United States	18.1%
U.S. Treasury Notes, 0.125%, 01/31/23	U.S. Treasury Obligations	United States	2.3%
Microsoft Corp.	Software	United States	2.0%
Amazon.com, Inc.	Internet & Direct Marketing Retail	United States	1.2%
AbbVie, Inc.	Biotechnology	United States	0.9%
Mastercard, Inc. (Class A Stock)	IT Services	United States	0.9%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	0.8%
UnitedHealth Group, Inc.	Health Care Providers & Services	United States	0.8%
NXP Semiconductors NV	Semiconductors & Semiconductor Equipment	China	0.8%
Diageo PLC	Beverages	United Kingdom	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST J.P. Morgan Tactical Preservation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	-15.73%	1.95%	4.13%
Blended Index	-14.65	2.99	4.58
S&P 500 Index	-18.10	9.42	12.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST J.P. Morgan Tactical Preservation Portfolio returned -15.73%. The Portfolio underperformed the Blended Index and outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Calendar-year 2022 (the reporting period) was difficult for both equity and fixed income markets. Russia’s invasion of Ukraine and central banks’ battle against inflation were the main sources of bond and equity markets struggles. However, the final quarter of the reporting period brought some relief. Arguably the most painful move in markets during the reporting period was the sharp decline in government bond prices. The unusually large sell-off in government bonds, alongside falling stock prices, made for a challenging environment for multi-asset investors. This was caused by central banks having to raise interest rates by far more than investors had expected at the beginning of the reporting period due to runaway inflation.

Global equities rose 9.9% in the fourth quarter of the reporting period, based on the MSCI World Index (in US dollar terms), but fell 17.73% for the full reporting period. Value stocks significantly outperformed growth stocks, both for the reporting period and in the fourth quarter. This can largely be explained by the high starting valuations for growth stocks and the effect of rising interest rates. One part of the world where few investors would argue that a lot of bad news had already been priced in was China. The MSCI China Index (USD) declined 21.93% in the reporting period and was down 50% from its 2021 peak by the end of the reporting period.

Global fixed income returns were also negative for the reporting period, as tighter monetary policy drove interest rates higher. The 10-year US Treasury yield finished the reporting period at 3.88%, up 236 basis points (bps) from where it started the period. (One basis point equals 0.01%.) The 30-year US Treasury yield finished the reporting period at 3.97%, up 207 bps from where it started the reporting period. As a result, US 10-year and 30-year US Treasury returns were down 16.3% and 33.3%, respectively, during the reporting period, as per the Bloomberg US Treasury Bellwether 10-Year and 30-Year indices. Overall, US fixed income markets were up 1.9% for the fourth quarter of the reporting period but down 13.01% for the reporting period, according to the Bloomberg US Aggregate Bond Index.

What strategies or holdings affected the Portfolio’s performance?*

Security selection contributed positively to the Portfolio’s performance, while asset allocation detracted from the Portfolio’s performance.

Coming into the reporting period, the Portfolio was 47% allocated to equities, which moved down to 37% by the end of the reporting period as a result of market depreciation and J.P. Morgan’s increasingly cautious view. For most of the reporting period, the Portfolio expressed a preference for value-oriented managers as opposed to growth-oriented ones. Fixed income exposure ended the reporting period similar to where it started, at 47% of the Portfolio’s assets. The Portfolio ended the reporting period with 16% of its assets in cash.

Strategic asset allocation decisions had a positive impact on Portfolio performance during the reporting period. The overall effect of tactical asset allocation decisions during the reporting period was negative, with allocations to EAFE equities and long US government bonds detracting the most.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST J.P. Morgan Tactical Preservation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Security selection benefited the Portfolio’s performance during the reporting period, with the Global Select and Value Advantage strategies contributing the most. The Corporate Credit and International Focus strategies detracted the most.

The J.P. Morgan team uses derivatives in the form of futures throughout the Portfolio. Futures offer an efficient way to gain access to various markets. The Portfolio uses futures to access the following asset classes: US large-cap equity, US small-cap equity, international developed equity, emerging markets equity, and government bonds. The derivatives usage in the Portfolio had a positive impact on the Portfolio’s performance in the reporting period. Further, the use of other derivatives, FX forwards, currency FX forwards, and equity swaps were also used, primarily by the international equity managers. Given the relatively small positions in context of the overall Portfolio, the impact on performance did not have a material impact.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST J.P. Morgan Tactical Preservation (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST J.P. Morgan Fixed Income Central Portfolio	Core Bond	41.5%
U.S. Treasury Notes, 0.125%, 01/31/23	U.S. Treasury Obligations	2.2%
Microsoft Corp.	Software	1.2%
Amazon.com, Inc.	Internet & Direct Marketing Retail	0.9%
LVMH Moet Hennessy Louis Vuitton SE (France)	Textiles, Apparel & Luxury Goods	0.7%
Diageo PLC (United Kingdom)	Beverages	0.6%
AbbVie, Inc.	Biotechnology	0.6%
Mastercard, Inc. (Class A Stock)	IT Services	0.5%
ASML Holding NV (Netherlands)	Semiconductors & Semiconductor Equipment	0.5%
Vinci SA (France)	Construction & Engineering	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	-16.35%	3.90%	6.40%
Blended Index	-15.67	4.61	6.84
S&P 500 Index	-18.10	9.42	12.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST T. Rowe Price Asset Allocation Portfolio returned -16.35%. The Portfolio underperformed the Blended Index and outperformed the S&P 500 Index.

What were the market conditions during reporting period?

Major US stock indexes fell sharply over the course of calendar-year 2022 (the reporting period). At the start of the reporting period, fears related to persistent inflation and rising interest rates were compounded by Russia’s invasion of Ukraine in February 2022. As the reporting period progressed, there were growing concerns that tightening action by central banks could push economies into recession in their fight against inflation. The Federal Reserve (the Fed) aggressively raised interest rates in an effort to curb the highest inflation in four decades. In the final quarter of the reporting period, US equities posted gains amid expectations the Fed would moderate its interest rate increases.

European stock markets also fell as broad economic sanctions and the Ukraine conflict’s significant impact on global supply chains took their toll. Russia halted already-curtailed natural gas exports to Europe at the end of August 2022, adding to increased energy uncertainty. In developed Asian markets, stocks in Hong Kong fell but received a boost as China began reopening its economy after easing its strict COVID-19 policies toward the end of the reporting period. Japanese equities fell, partly in reaction to the Bank of Japan’s ongoing dovish stance, in contrast to other major developed Asian markets, which led to a weakening of the yen. (Dovish tends to suggest lower interest rates, opposite of hawkish.) Australia outperformed its global developed peers during the reporting period.

Within fixed income, global markets declined as interest rates in most developed countries increased amid elevated inflation. US fixed income securities fell as Fed officials raised interest rates to keep inflation under control. High yield bonds, which tend to have less sensitivity to rising interest rates than higher-quality issues, held up relatively well, even though investors were concerned about weaker corporate earnings and a possible recession. Bonds in developed markets outside the US fared poorly, as interest rates in many developed countries increased amid elevated inflation, and losses to US investors were exacerbated by a stronger US dollar versus many other currencies. Emerging market bond returns declined as investors were risk averse and as central banks in emerging market countries raised interest rates as they sought to fight inflation and defend weakening currencies.

In this environment, multi-asset portfolios with a defensive posture, with higher allocations to cash and US Treasuries, would have outperformed their peers. Conversely, those portfolios with relatively higher allocations to equities and other risk assets would have underperformed their peers.

What strategies or holdings affected the Portfolio’s performance?*

For the reporting period, the Portfolio performed in line with its blended benchmark index. Exposure to out-of-benchmark sectors and tactical decisions contributed positively to relative performance, while security selection detracted for the reporting period.

The inclusion of diversifying sectors within the Portfolio had a positive impact on its relative returns. In particular, a diversifying allocation to real assets equities was beneficial, though being underweight to the sector early in the reporting period offset this positive impact to some degree. An out-of-benchmark allocation to high yield was also a notable contributor, while exposure to emerging market US dollar-denominated bonds weighed on results relative to the benchmark.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Tactical allocation decisions had a positive impact on relative returns for the reporting period. During the reporting period, both equities and fixed income delivered negative absolute returns, so the Portfolio’s overweight to cash contributed positively to relative results. An overweight allocation to inflation-linked bonds early in the reporting period also boosted relative results; T. Rowe Price has since pared back this position.

Security selection within the underlying portfolios detracted from relative results overall. Unfavorable selection within investment grade securities, non-US equity, and real assets hindered relative performance. In contrast, relative Portfolio performance benefited from selection within small-cap equities and emerging market bonds.

As of the end of the reporting period, the Portfolio held equity options, index futures, and interest rate futures, generating gross exposure of approximately 22.2%. The estimated return impact from employing currency forwards was -5 basis points (bps), -231 bps from futures, -15 bps from swaps, and negligible from warrants for the reporting period. (One basis point equals 0.01%.)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Asset Allocation (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST T.Rowe Price Fixed Income Central Portfolio	Core Bond	14.2%
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.9%
Microsoft Corp.	Software	1.9%
Federal National Mortgage Assoc., 3.000%, TBA	U.S. Government Agency Obligations	1.1%
Amazon.com, Inc.	Internet & Direct Marketing Retail	0.8%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.6%
UnitedHealth Group, Inc.	Health Care Providers & Services	0.5%
Broadcom, Inc.	Semiconductors & Semiconductor Equipment	0.5%
Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	0.5%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	0.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Growth Opportunities Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception	$10,000 INVESTED OVER 10 YEARS
Portfolio	-17.90%	4.47%	6.23%
Blended Index	-16.80	5.99	7.56
S&P 500 Index	-18.10	9.42	11.09

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 02/10/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST T. Rowe Price Growth Opportunities Portfolio returned -17.90%. The Portfolio underperformed the Blended Index and outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Major US stock indexes fell sharply over the course of calendar-year 2022 (the reporting period). At the start of the reporting period, fears related to persistent inflation and rising interest rates were compounded by Russia’s invasion of Ukraine in February 2022. As the reporting period progressed, there were growing concerns that tightening action by central banks could push economies into recession in their fight against inflation. The Federal Reserve (the Fed) aggressively raised interest rates in an effort to curb the highest inflation in four decades. In the final quarter of the reporting period, US equities posted gains amid expectations the Fed would moderate its interest rate increases.

European stock markets also fell as broad economic sanctions and the Ukraine conflict’s significant impact on global supply chains took their toll. Russia halted already-curtailed natural gas exports to Europe at the end of August 2022, adding to increased energy uncertainty. In developed Asian markets, stocks in Hong Kong fell but received a boost as China began reopening its economy after easing its strict COVID-19 policies toward the end of the reporting period. Japanese equities fell, partly in reaction to the Bank of Japan’s ongoing dovish stance, in contrast to other major developed Asian markets, which led to a weakening of the yen. (Dovish tends to suggest lower interest rates, opposite of hawkish.) Australia outperformed its global developed peers during the reporting period.
Within fixed income, global markets declined as interest rates in most developed countries increased amid elevated inflation. US fixed income securities fell as Fed officials raised interest rates to keep inflation under control. High yield bonds, which tend to have less sensitivity to rising interest rates than higher-quality issues, held up relatively well, even though investors were concerned about weaker corporate earnings and a possible recession. Bonds in developed markets outside the US fared poorly, as interest rates in many developed countries increased amid elevated inflation, and losses to US investors were exacerbated by a stronger US dollar versus many other currencies. Emerging markets bond returns declined as investors were risk averse and as central banks in emerging market countries raised interest rates as they sought to fight inflation and defend weakening currencies.

In this environment, multi-asset portfolios with a defensive posture, with higher allocations to cash and US Treasuries, would have outperformed their peers. Conversely, those portfolios with relatively higher allocations to equities and other risk assets would have underperformed their peers.

What strategies or holdings affected the Portfolio’s performance?*

For the reporting period, the Portfolio underperformed its blended benchmark index. The structural effect of the Portfolio and security selection within the underlying allocations both detracted from relative results, while tactical positioning contributed positively.

Security selection within certain underlying allocations hurt relative performance for the reporting period. Most notably, unfavorable selection within US large-cap growth stocks hindered Portfolio returns as did T. Rowe Price’s choice of securities within the large-cap value space and among international small-cap names. However, favorable selection within US dividend-paying equities and among international growth stocks partly offset these negative impacts, as these allocations outperformed their respective benchmarks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Growth Opportunities Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Diversifying exposure to international small-cap stocks weighed on Portfolio performance for the reporting period as did its out-of-benchmark exposure to real estate investment trusts, as the sector trailed broader equities indices.

Tactical allocation decisions had a positive impact on the Portfolio’s relative returns during the reporting period. An underweight allocation to both fixed income and equities and an overweight to cash was beneficial in a volatile investment environment. Over the course of the reporting period, value stocks outperformed their growth peers; consequently, an underweight allocation to US large-cap growth equities relative to large-cap value equities had a positive impact on relative performance during the reporting period. An overweight allocation to inflation-linked securities was also beneficial.

As of the end of the reporting period, the Portfolio held equity options, index futures, CDX, and interest rate futures, generating gross exposure of approximately 11.1%. The estimated return impact from employing currency forwards was negligible, -224 basis points (bps) from futures, negligible from options, negligible from rights, and -4 bps from swaps for the reporting period. (One basis point equals 0.01%.)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Growth Opportunities (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST T. Rowe Price Fixed Income Central Portfolio	Core Bond	7.9%
Microsoft Corp.	Software	2.1%
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.5%
UnitedHealth Group, Inc.	Health Care Providers & Services	1.1%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.1%
AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	1.0%
Visa, Inc. (Class A Stock)	IT Services	0.9%
Chubb Ltd.	Insurance	0.9%
Elevance Health, Inc.	Health Care Providers & Services	0.9%
JPMorgan Chase & Co.	Banks	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2022

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST Academic Strategies Asset Allocation Portfolio Blended Index consists of 20% Russell® 3000 Index / 20% MSCI EAFE Index GD / 20% Bloomberg US Aggregate Index / 8% Bloomberg Commodity Index Total Return / 8% Bloomberg US TIPS / 15% ICE BofA 3 Month T-Bill / 9% Wilshire US REIT.

AST BlackRock Global Strategies Portfolio Blended Index consists of the MSCI All Country World Index (GD) (45%), a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg US Aggregate Bond Index (30%), an unmanaged index comprised of more than 5,000 government and corporate bonds, Bloomberg US Treasury 7-10 Years Index (15%), which measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-9.9999 years to maturity, and the and the MSCI US REIT Index (10%), a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs).

AST Capital Growth Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (25%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST J.P. Morgan Global Thematic Portfolio Blended Index consists of 65% MSCI All-Country World GD / 35% Bloomberg US Aggregate Bond Index.

AST J.P. Morgan Tactical Preservation Portfolio Blended Index consists of the MSCI World Index (GD) (40%), an unmanaged index of 1,643 world stocks used as a common benchmark for world or global stock funds, and Bloomberg US Aggregate Bond Index (60%), an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

AST T. Rowe Price Asset Allocation Portfolio Blended Index consists of the Russell 3000 Index (45%), an unmanaged market cap weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST T. Rowe Price Growth Opportunities Portfolio Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas market. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2022

ICE BOFA IS LICENSING THE BOFA INDICES “AS IS, “MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2022

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Academic Strategies Asset Allocation	Actual	$1,000.00	$ 998.20	1.13%	$5.69

	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

AST BlackRock Global Strategies	Actual	$1,000.00	$ 985.10	1.06%	$5.30

	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

AST Capital Growth Asset Allocation	Actual	$1,000.00	$1,011.00	0.89%	$4.51

	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

AST J.P. Morgan Global Thematic	Actual	$1,000.00	$ 999.50	1.03%	$5.19

	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

AST J.P. Morgan Tactical Preservation	Actual	$1,000.00	$ 986.90	0.92%	$4.61

	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

AST T. Rowe Price Asset Allocation	Actual	$1,000.00	$1,010.50	0.88%	$4.46

	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

AST T. Rowe Price Growth Opportunities	Actual	$1,000.00	$1,010.60	0.99%	$5.02

	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2022, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	US Dollar
ZAR	South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A — Annual payment frequency for swaps
Aces — Alternative Credit Enhancements Securities
ADR — American Depositary Receipt
AQUIS — Aquis Exchange
BABs — Build America Bonds
BARC — Barclays Bank PLC

BATE — CBOE- Europe – BXE Order Books
BBR — New Zealand Bank Bill Rate
BBSW — Australian Bank Bill Swap Reference Rate
BMO — BMO Capital Markets
BNP — BNP Paribas S.A.
BOA — Bank of America, N.A.
BROIS — Brazil Overnight Index Swap
BTP — Buoni del Tesoro Poliennali
BUBOR — Budapest Interbank Offered Rate
CDI — Chess Depository Interest
CDOR — Canadian Dollar Offered Rate
CDX — Credit Derivative Index
CIBOR — Copenhagen Interbank Offered Rate
CIGM — Citigroup Global Markets, Inc.
CITI — Citibank, N.A.
CLO — Collateralized Loan Obligation
CLOIS — Sinacofi Chile Interbank Rate Average
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
COOIS — Colombia Overnight Interbank Reference Rate
CPI — Consumer Price Index
CSI — Credit Suisse International
CVA — Certificate Van Aandelen (Bearer)
CVT — Convertible Security
DB — Deutsche Bank AG
DJ — Dow Jones
EAFE — Europe, Australasia, Far East
EMTN — Euro Medium Term Note
ETF — Exchange-Traded Fund
EURIBOR — Euro Interbank Offered Rate
EuroSTR — Euro Short-Term Rate
FHLMC — Federal Home Loan Mortgage Corporation
FREMF — Freddie Mac Mortgage Trust
GDR — Global Depositary Receipt
GMTN — Global Medium Term Note
GS — Goldman Sachs & Co. LLC
GSB — Goldman Sachs Bank USA
GSI — Goldman Sachs International
HSBC — HSBC Bank PLC iBoxx — Bond Market Indices
ING — ING Financial Markets LLC
IO — Interest Only (Principal amount represents notional)
JPM — JPMorgan Chase Bank N.A.
JPS — J.P. Morgan Securities LLC
KLIBOR — Kuala Lumpur Interbank Offered Rate

SEE NOTES TO FINANCIAL STATEMENTS.

A1

Glossary (CONTINUED)

KWCDC — Korean Won Certificate of Deposit
LIBOR — London Interbank Offered Rate
LME — London Metal Exchange
LP — Limited Partnership
M — Monthly payment frequency for swaps
MASTR — Morgan Stanley Structured Asset Security
MBS — Mortgage-Backed Security
ML — Merrill Lynch International
MOEX — Moscow Exchange
MSC — Morgan Stanley & Co. LLC
MSCI — Morgan Stanley Capital International
MSCS — Morgan Stanley Capital Services LLC
MSI — Morgan Stanley & Co International PLC
MTN — Medium Term Note
NASDAQ — National Association of Securities Dealers Automated Quotations
NIBOR — Norwegian Interbank Offered Rate
NSA — Non-Seasonally Adjusted
NVDR — Non-voting Depositary Receipt
NWS — NatWest Markets Securities, Inc.
NYSE — New York Stock Exchange
OAT — Obligations Assimilables du Tresor
OFZ — Obligatsyi Federal’novo Zaima (Federal Loan Obligations)
OOTC — OTC Bulletin Board – Other OTC
OTC — Over-the-counter
PIK — Payment-in-Kind
PJSC — Public Joint-Stock Company
PRFC — Preference Shares
PRI — Primary Rate Interface
PRIBOR — Prague Interbank Offered Rate
Q — Quarterly payment frequency for swaps
RBC — Royal Bank of Canada
RBOB — Reformulated Gasoline Blendstock for Oxygen Blending
REITs — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
S — Semiannual payment frequency for swaps

S&P — Standard & Poor’s
SARON — Swiss Average Rate Overnight
SCS — Standard Chartered Securities
SDR — Sweden Depositary Receipt
SG — Societe Generale
SGMX — Sigma X MTF
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
SORA — Singapore Overnight Rate Average
SPDR — Standard & Poor’s Depositary Receipts
SSB — State Street Bank
STIBOR — Stockholm Interbank Offered Rate
STOXX — Stock Index of the Eurozone
T — Swap payment upon termination
TBA — To Be Announced
TD — The Toronto-Dominion Bank
TELBOR — Tel Aviv Interbank Offered Rate
THOR — Thai Overnight Repurchase Rate
TIPS — Treasury Inflation-Protected Securities
TONAR — Tokyo Overnight Average Rate
TOPIX — Tokyo Stock Price Index
TRQX — Turquoise Stock Exchange
TSE — Toronto Stock Exchange
TSX — Toronto Stock Exchange
UAG — UBS AG
ULSD — Ultra-Low Sulfur Diesel
USOIS — United States Overnight Index Swap
UTS — Unit Trust Security
WIBOR — Warsaw Interbank Offered Rate
WTI — West Texas Intermediate
XAMS — Amsterdam Stock Exchange
XASX — Australian Stock Exchange
XDUB — Euronext Dublin
XHKG — Hong Kong Stock Exchange
XJSE — Johannesburg Stock Exchange
XLON — London Stock Exchange
XNGS — NASDAQ Global Select Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 68.9%
AFFILIATED MUTUAL FUNDS — 8.0%
AST ClearBridge Dividend Growth Portfolio*	776,337	$20,922,283
AST Emerging Markets Equity Portfolio*	1,125,853	9,051,862
AST High Yield Portfolio*	1,507,231	16,564,465
AST PGIM Fixed Income Central Portfolio*	11,606,505	114,208,006
AST Small-Cap Growth Portfolio*	178,023	10,610,159
AST Small-Cap Value Portfolio*	322,733	10,750,224
AST T. Rowe Price Natural Resources Portfolio*	408,547	11,815,184
AST Western Asset Emerging Markets Debt Portfolio*	501,628	5,352,371

TOTAL AFFILIATED MUTUAL FUNDS (cost $201,866,028)(wd)		199,274,554

COMMON STOCKS — 35.8%
Aerospace & Defense — 0.4%
BAE Systems PLC (United Kingdom)	70,906	732,346
General Dynamics Corp.	5,800	1,439,038
HEICO Corp.	1,700	261,188
Howmet Aerospace, Inc.	18,200	717,262
Kongsberg Gruppen ASA (Norway)	2,860	121,732
Lockheed Martin Corp.	3,573	1,738,229
MTU Aero Engines AG (Germany)	1,989	427,904
Northrop Grumman Corp.	2,004	1,093,403
Raytheon Technologies Corp.	6,434	649,319
Safran SA (France)	11,927	1,493,904
Textron, Inc.	11,300	800,040
Thales SA (France)	5,314	678,964

		10,153,329

Air Freight & Logistics — 0.1%
FedEx Corp.	6,900	1,195,080
United Parcel Service, Inc. (Class B Stock)	2,218	385,577
Yamato Holdings Co. Ltd. (Japan)	33,500	530,850

		2,111,507

Airlines — 0.1%
Alaska Air Group, Inc.*	9,000	386,460
Delta Air Lines, Inc.*	7,400	243,164
Deutsche Lufthansa AG (Germany)*	14,940	123,151
Qantas Airways Ltd. (Australia)*	27,460	111,150
Singapore Airlines Ltd. (Singapore)	26,100	107,764
Southwest Airlines Co.*	2,300	77,441
United Airlines Holdings, Inc.*	10,800	407,160

		1,456,290

Auto Components — 0.0%
BorgWarner, Inc.	11,100	446,775
Magna International, Inc. (Canada)(a)	8,903	500,171

		946,946

Automobiles — 0.7%
BYD Co. Ltd. (China) (Class H Stock)	13,500	331,209
Ferrari NV (Italy)	15,596	3,344,385
General Motors Co.	33,436	1,124,787

	Shares	Value
COMMON STOCKS (continued)
Automobiles (cont’d.)
Honda Motor Co. Ltd. (Japan)	31,000	$707,079
Isuzu Motors Ltd. (Japan)	11,200	129,840
Mahindra & Mahindra Ltd. (India)	28,016	421,774
Maruti Suzuki India Ltd. (India)	3,862	390,701
Mazda Motor Corp. (Japan)	13,900	104,195
Mercedes-Benz Group AG (Germany)	15,098	987,333
Nissan Motor Co. Ltd. (Japan)	45,000	140,824
Stellantis NV	198,225	2,816,849
Subaru Corp. (Japan)	114,600	1,735,053
Suzuki Motor Corp. (Japan)	8,100	259,422
Tesla, Inc.*	25,908	3,191,348
Toyota Motor Corp. (Japan)	86,400	1,178,716

		16,863,515

Banks — 2.1%
ABN AMRO Bank NV (Netherlands), 144A, CVA	97,864	1,355,218
ANZ Group Holdings Ltd. (Australia)	58,180	937,216
Banco Bilbao Vizcaya Argentaria SA (Spain)	62,061	373,810
Banco Santander SA (Spain)	160,914	481,151
Bank Central Asia Tbk PT (Indonesia)	1,899,885	1,041,780
Bank Hapoalim BM (Israel)	15,375	138,435
Bank Leumi Le-Israel BM (Israel)	221,660	1,846,163
Bank of America Corp.	45,799	1,516,863
Bank of China Ltd. (China) (Class H Stock)	451,000	163,230
Bank of Ireland Group PLC (Ireland)	36,196	344,923
Barclays PLC (United Kingdom)	1,379,828	2,625,554
BNP Paribas SA (France)	27,371	1,558,483
BOC Hong Kong Holdings Ltd. (China)	166,000	563,536
CaixaBank SA (Spain)	42,117	165,132
Chiba Bank Ltd. (The) (Japan)	7,612	55,538
China Construction Bank Corp. (China) (Class H Stock)	880,000	550,343
Citigroup, Inc.	34,800	1,574,004
Citizens Financial Group, Inc.	27,400	1,078,738
Commerzbank AG (Germany)*	33,473	312,960
Commonwealth Bank of Australia (Australia)	33,263	2,310,276
Concordia Financial Group Ltd. (Japan)	15,634	65,279
Credicorp Ltd. (Peru)	1,780	241,475
Credit Agricole SA (France)	11,194	117,754
Cullen/Frost Bankers, Inc.	1,300	173,810
DBS Group Holdings Ltd. (Singapore)	151,900	3,844,833
DNB Bank ASA (Norway)	75,940	1,499,825
East West Bancorp, Inc.	1,182	77,894
Emirates NBD Bank PJSC (United Arab Emirates)	38,080	134,123
Erste Group Bank AG (Austria)	12,272	392,646
FinecoBank Banca Fineco SpA (Italy)	13,982	232,187
Hana Financial Group, Inc. (South Korea)	8,676	288,903
HDFC Bank Ltd. (India), ADR(a)	28,715	1,964,393
HSBC Holdings PLC (United Kingdom)	108,997	675,513
ICICI Bank Ltd. (India), ADR(a)	50,158	1,097,959
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	247,000	126,684

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
ING Groep NV (Netherlands)	112,524	$1,370,673
Intesa Sanpaolo SpA (Italy)	152,569	338,003
Israel Discount Bank Ltd. (Israel) (Class A Stock)	35,931	188,635
Japan Post Bank Co. Ltd. (Japan)	5,922	50,769
JPMorgan Chase & Co.	21,979	2,947,384
KB Financial Group, Inc. (South Korea)	6,011	230,297
KBC Group NV (Belgium)	7,683	494,672
Komercni Banka A/S (Czech Republic)	10,423	301,203
Lloyds Banking Group PLC (United Kingdom)	5,097,775	2,781,927
M&T Bank Corp.	1,800	261,108
Mediobanca Banca di Credito Finanziario SpA (Italy)	5,608	53,888
Mizrahi Tefahot Bank Ltd. (Israel)	3,140	101,344
Mizuho Financial Group, Inc. (Japan)	34,642	488,047
National Australia Bank Ltd. (Australia)	78,490	1,593,630
NatWest Group PLC (United Kingdom)	375,692	1,198,168
Nedbank Group Ltd. (South Africa)	17,468	218,505
Nordea Bank Abp (Finland)	71,395	764,780
NU Holdings Ltd. (Brazil) (Class A Stock)*(a)	241,725	983,821
Oversea-Chinese Banking Corp. Ltd. (Singapore)	73,200	665,830
Pinnacle Financial Partners, Inc.(a)	1,043	76,556
PNC Financial Services Group, Inc. (The)	2,972	469,398
Resona Holdings, Inc. (Japan)	31,032	170,441
Sberbank of Russia PJSC (Russia)*^	151,076	—
Shizuoka Financial Group, Inc. (Japan)	6,410	51,366
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	31,781	365,891
Societe Generale SA (France)	7,357	184,540
Sumitomo Mitsui Financial Group, Inc. (Japan)	35,751	1,438,350
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	4,851	169,278
Swedbank AB (Sweden) (Class A Stock)	20,304	345,352
Tisco Financial Group PCL (Thailand)	111,600	319,595
Truist Financial Corp.	41,157	1,770,986
U.S. Bancorp	8,969	391,138
UniCredit SpA (Italy)	19,226	272,808
Wells Fargo & Co.	53,624	2,214,135
Wintrust Financial Corp.	465	39,302

		53,238,451

Beverages — 0.5%
Coca-Cola Co. (The)	37,695	2,397,779
Constellation Brands, Inc. (Class A Stock)	2,300	533,025
Diageo PLC (United Kingdom)	6,693	292,965
Diageo PLC (United Kingdom), ADR(a)	1,199	213,650
Heineken Holding NV (Netherlands)	2,576	198,946
Heineken NV (Netherlands)	5,065	477,084
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (China) (Class A Stock)	5,500	127,042
Keurig Dr. Pepper, Inc.	9,639	343,727

	Shares	Value
COMMON STOCKS (continued)
Beverages (cont’d.)
Kirin Holdings Co. Ltd. (Japan)	41,800	$637,092
PepsiCo, Inc.	22,804	4,119,770
Pernod Ricard SA (France)	11,803	2,321,918
Remy Cointreau SA (France)	4,818	812,380

		12,475,378

Biotechnology — 0.5%
AbbVie, Inc.	18,726	3,026,309
Amgen, Inc.	1,000	262,640
Argenx SE (Netherlands), ADR*	4,449	1,685,415
BioMarin Pharmaceutical, Inc.*	2,300	238,027
CSL Ltd.	2,286	445,756
Exact Sciences Corp.*(a)	8,400	415,884
Gilead Sciences, Inc.	8,100	695,385
Horizon Therapeutics PLC*	11,100	1,263,180
Regeneron Pharmaceuticals, Inc.*	555	400,427
United Therapeutics Corp.*	3,988	1,109,023
Vertex Pharmaceuticals, Inc.*	6,143	1,773,975

		11,316,021

Building Products — 0.1%
Assa Abloy AB (Sweden) (Class B Stock)	24,024	516,739
Builders FirstSource, Inc.*	5,600	363,328
Carlisle Cos., Inc.	800	188,520
Carrier Global Corp.	12,800	528,000
Cie de Saint-Gobain (France)	21,947	1,073,666
Lixil Corp. (Japan)	9,000	135,685
Nibe Industrier AB (Sweden) (Class B Stock)	32,585	304,141
Trane Technologies PLC	1,358	228,266

		3,338,345

Capital Markets — 0.9%
3i Group PLC (United Kingdom)	72,362	1,167,007
Affiliated Managers Group, Inc.	600	95,058
Ameriprise Financial, Inc.	2,015	627,410
Bank of New York Mellon Corp. (The)	27,100	1,233,592
Blackstone, Inc.	1,285	95,334
Carlyle Group, Inc. (The)	23,200	692,288
Charles Schwab Corp. (The)	21,800	1,815,068
CME Group, Inc.	5,100	857,616
Deutsche Bank AG (Germany)	195,335	2,195,872
Deutsche Boerse AG (Germany)	4,032	694,271
FactSet Research Systems, Inc.	94	37,714
Goldman Sachs Group, Inc. (The)	6,120	2,101,485
Hargreaves Lansdown PLC (United Kingdom)	11,680	120,280
Intercontinental Exchange, Inc.	5,200	533,468
Japan Exchange Group, Inc. (Japan)	9,300	134,039
Julius Baer Group Ltd. (Switzerland)	21,930	1,276,351
Lazard Ltd. (Class A Stock)(a)	1,088	37,721
Macquarie Group Ltd. (Australia)	8,703	982,468
Morgan Stanley	6,041	513,606
MSCI, Inc.	600	279,102
Nasdaq, Inc.	14,000	858,900
Partners Group Holding AG (Switzerland)	438	387,842

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (cont’d.)
S&P Global, Inc.	882	$295,417
Singapore Exchange Ltd. (Singapore)	223,300	1,493,182
State Street Corp.	1,200	93,084
UBS Group AG (Switzerland)	236,577	4,397,074
Virtu Financial, Inc. (Class A Stock)	4,800	97,968

		23,113,217

Chemicals — 0.6%
Albemarle Corp.	4,100	889,126
BASF SE (Germany)	17,794	876,152
CF Industries Holdings, Inc.	3,057	260,456
Clariant AG (Switzerland)*	6,360	101,006
Dow, Inc.	1,027	51,751
DuPont de Nemours, Inc.(a)	1,300	89,219
Eastman Chemical Co.	1,600	130,304
Linde PLC (United Kingdom) (NYSE)	5,700	1,859,226
Linde PLC (United Kingdom) (SGMX)	1,761	574,018
LyondellBasell Industries NV (Class A Stock)(a)	13,100	1,087,693
Mitsubishi Chemical Group Corp. (Japan)	24,000	124,248
Mosaic Co. (The)	7,000	307,090
Nitto Denko Corp. (Japan)	9,200	529,871
Nutrien Ltd. (Canada)	6,746	492,498
OCI NV (Netherlands)	17,519	626,348
PPG Industries, Inc.	1,636	205,711
Sherwin-Williams Co. (The)	1,800	427,194
Shin-Etsu Chemical Co. Ltd. (Japan)	7,100	866,997
Solvay SA (Belgium)	18,406	1,860,958
Symrise AG (Germany)	12,337	1,339,861
Tosoh Corp. (Japan)	128,300	1,525,697
Yara International ASA (Brazil)	27,340	1,200,690

		15,426,114

Commercial Services & Supplies — 0.1%
Republic Services, Inc.	3,177	409,802
Securitas AB (Sweden) (Class B Stock)	13,169	109,888
Serco Group PLC (United Kingdom)	156,433	293,649
Waste Management, Inc.	6,100	956,968

		1,770,307

Communications Equipment — 0.2%
Arista Networks, Inc.*	5,700	691,695
Cisco Systems, Inc.	59,364	2,828,101
Nokia OYJ (Finland)	110,934	515,366
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	63,486	371,991

		4,407,153

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	4,378	125,270
AECOM	5,000	424,650
Eiffage SA (France)	6,788	667,696
Kajima Corp. (Japan)	10,000	116,373
Valmont Industries, Inc.	1,300	429,871
Vinci SA (France)	30,636	3,054,011

	Shares	Value
COMMON STOCKS (continued)
Construction & Engineering (cont’d.)
WillScot Mobile Mini Holdings Corp.*	2,556	$115,455

		4,933,326

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	47,000	163,770
Eagle Materials, Inc.	7,200	956,520
HeidelbergCement AG (Germany)	2,360	133,730
Ibstock PLC (United Kingdom), 144A	63,769	119,210
Vulcan Materials Co.	907	158,825

		1,532,055

Consumer Finance — 0.1%
AEON Financial Service Co. Ltd. (Japan)	21,500	227,267
American Express Co.	1,100	162,525
Capital One Financial Corp.	10,700	994,672
Synchrony Financial	14,300	469,898

		1,854,362

Containers & Packaging — 0.1%
Berry Global Group, Inc.	13,000	785,590
Transcontinental, Inc. (Canada) (Class A Stock)	14,111	159,244
Westrock Co.	23,200	815,712

		1,760,546

Distributors — 0.0%
Genuine Parts Co.	1,800	312,318
LKQ Corp.	12,400	662,284

		974,602

Diversified Consumer Services — 0.0%
Service Corp. International	3,927	271,513

Diversified Financial Services — 0.2%
Apollo Global Management, Inc.	13,300	848,407
Berkshire Hathaway, Inc. (Class B Stock)*	13,800	4,262,820
Investor AB (Sweden) (Class A Stock)	13,140	244,466
ORIX Corp. (Japan)	38,700	619,457

		5,975,150

Diversified Telecommunication Services — 0.5%
AT&T, Inc.	134,148	2,469,665
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	390,620	670,113
Deutsche Telekom AG (Germany)	94,117	1,872,607
Hellenic Telecommunications Organization SA (Greece)	20,999	327,986
HKT Trust & HKT Ltd. (Hong Kong)	88,000	107,723
Koninklijke KPN NV (Netherlands)	63,119	195,369
Proximus SADP (Belgium)	9,320	89,983
Radius Global Infrastructure, Inc. (Class A Stock)*(a)	294,806	3,484,607
Spark New Zealand Ltd. (New Zealand)	40,061	137,160
Swisscom AG (Switzerland)	210	115,040

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services (cont’d.)
Telefonica Deutschland Holding AG (Germany)	466,070	$1,144,675
Telkom Indonesia Persero Tbk PT (Indonesia)	2,021,800	486,874
Telstra Group Ltd. (Australia)	84,903	229,615
Verizon Communications, Inc.	29,607	1,166,516

		12,497,933

Electric Utilities — 0.6%
American Electric Power Co., Inc.(a)	2,399	227,785
Avangrid, Inc.(a)	15,600	670,488
CEZ A/S (Czech Republic)	3,584	121,881
CK Infrastructure Holdings Ltd. (Hong Kong)	20,000	104,361
Constellation Energy Corp.	5,218	449,844
Edison International	8,100	515,322
EDP - Energias do Brasil SA (Brazil)	38,912	153,589
Endesa SA (Spain)	6,317	119,054
Enel SpA (Italy)	407,119	2,189,545
Energisa SA (Brazil), UTS	45,700	382,794
Entergy Corp.	1,400	157,500
Evergy, Inc.	4,700	295,771
Exelon Corp.	31,300	1,353,099
Iberdrola SA (Spain)	152,142	1,776,030
NextEra Energy, Inc.	20,219	1,690,308
NRG Energy, Inc.	20,800	661,856
PG&E Corp.*	9,361	152,210
Power Assets Holdings Ltd. (Hong Kong)	35,500	194,024
Red Electrica Corp. SA (Spain)	6,186	107,563
SSE PLC (United Kingdom)	123,364	2,537,220
Xcel Energy, Inc.	2,133	149,545

		14,009,789

Electrical Equipment — 0.2%
ABB Ltd. (Switzerland)	30,792	938,464
AMETEK, Inc.	2,400	335,328
Eaton Corp. PLC	3,323	521,545
Fuji Electric Co. Ltd. (Japan)	2,700	101,896
Hubbell, Inc.	4,500	1,056,060
nVent Electric PLC	3,200	123,104
Prysmian SpA (Italy)	5,481	203,649
Schneider Electric SE	4,240	595,443
Sunrun, Inc.*	21,900	526,038
Voltronic Power Technology Corp. (Taiwan)	5,000	250,859

		4,652,386

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp. (Class A Stock)	6,813	518,742
Corning, Inc.	12,176	388,901
Halma PLC (United Kingdom)	5,250	125,028
Hamamatsu Photonics KK (Japan)	2,700	128,865
Hirose Electric Co. Ltd. (Japan)	800	100,337
Hon Hai Precision Industry Co. Ltd. (Taiwan)	159,000	515,356
Ibiden Co. Ltd. (Japan)	2,700	97,369
Jabil, Inc.	2,000	136,400

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Keyence Corp. (Japan)	4,245	$1,648,099
Keysight Technologies, Inc.*	2,100	359,247
Littelfuse, Inc.	343	75,529
Samsung SDI Co. Ltd. (South Korea)	2,038	956,928
TDK Corp. (Japan)	11,700	380,643
Venture Corp. Ltd. (Singapore)	33,200	423,173
Yokogawa Electric Corp. (Japan)	6,000	95,226

		5,949,843

Energy Equipment & Services — 0.1%
Baker Hughes Co.	10,204	301,324
Halliburton Co.	32,800	1,290,680
Schlumberger Ltd.	12,102	646,973
Tenaris SA	6,880	120,660

		2,359,637

Entertainment — 0.3%
Activision Blizzard, Inc.	12,481	955,420
Electronic Arts, Inc.	3,500	427,630
Live Nation Entertainment, Inc.*	3,300	230,142
NCSoft Corp. (South Korea)	521	186,114
NetEase, Inc. (China), ADR(a)	5,695	413,628
Netflix, Inc.*	4,300	1,267,984
Nintendo Co. Ltd. (Japan)	28,300	1,189,918
Walt Disney Co. (The)*	22,000	1,911,360

		6,582,196

Equity Real Estate Investment Trusts (REITs) — 7.1%
Agree Realty Corp.(a)	51,901	3,681,338
Alexandria Real Estate Equities, Inc.	1,904	277,356
American Homes 4 Rent (Class A Stock)	26,643	803,020
American Tower Corp.	3,100	656,766
Americold Realty Trust, Inc.	226,589	6,414,735
Apple Hospitality REIT, Inc.	100,394	1,584,217
AvalonBay Communities, Inc.	648	104,665
Brixmor Property Group, Inc.	138,795	3,146,483
Camden Property Trust	32,689	3,657,245
Community Healthcare Trust, Inc.	81,502	2,917,772
Cousins Properties, Inc.(a)	1,520	38,441
CubeSmart(a)	42,741	1,720,325
Digital Realty Trust, Inc.	73,837	7,403,636
Equinix, Inc.	16,300	10,676,989
Equity LifeStyle Properties, Inc.	17,907	1,156,792
Equity Residential	145,945	8,610,755
Essential Properties Realty Trust, Inc.	200,970	4,716,766
Essex Property Trust, Inc.	1,300	275,496
Extra Space Storage, Inc.	11,064	1,628,400
First Industrial Realty Trust, Inc.	708	34,168
Gaming & Leisure Properties, Inc.	2,242	116,786
GLP J-REIT (Japan)	96	110,561
Goodman Group (Australia)	46,859	551,078
Host Hotels & Resorts, Inc.	73,074	1,172,838
Hudson Pacific Properties, Inc.	21,400	208,222
Independence Realty Trust, Inc.(a)	202,216	3,409,362
Invitation Homes, Inc.(a)	57,584	1,706,790
Iron Mountain, Inc.(a)	5,600	279,160

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Japan Real Estate Investment Corp. (Japan)	57	$250,361
JBG SMITH Properties	4,500	85,410
Kimco Realty Corp.	58,901	1,247,523
Kite Realty Group Trust(a)	96,305	2,027,220
Klepierre SA (France)*	57,575	1,328,867
Lamar Advertising Co. (Class A Stock)	3,100	292,640
Life Storage, Inc.	11,058	1,089,213
Medical Properties Trust, Inc.(a)	363,864	4,053,445
Mid-America Apartment Communities, Inc.	5,352	840,210
National Retail Properties, Inc.	55,679	2,547,871
NETSTREIT Corp.(a)	101,253	1,855,967
Nomura Real Estate Master Fund, Inc. (Japan)	88	109,023
Omega Healthcare Investors, Inc.(a)	165,015	4,612,169
Prologis, Inc.	190,450	21,469,428
Public Storage	31,343	8,781,995
Realty Income Corp.	82,034	5,203,417
Regency Centers Corp.	45,912	2,869,500
Rexford Industrial Realty, Inc.	71,837	3,925,174
SBA Communications Corp.	16,834	4,718,739
Scentre Group (Australia)	58,040	112,978
Simon Property Group, Inc.	38,586	4,533,083
Spirit Realty Capital, Inc.	112,013	4,472,679
Stockland (Australia)	45,575	112,245
Sun Communities, Inc.	41,702	5,963,386
UDR, Inc.	137,955	5,342,997
Unibail-Rodamco-Westfield (France)*	2,268	118,562
Ventas, Inc.	54,843	2,470,677
Veris Residential, Inc.*	175,739	2,799,522
VICI Properties, Inc.(a)	96,026	3,111,242
Vicinity Ltd. (Australia)	93,400	126,118
Welltower, Inc.	198,014	12,979,818
Weyerhaeuser Co.	10,200	316,200

		176,827,841

Food & Staples Retailing — 0.4%
Albertson’s Cos., Inc. (Class A Stock)	28,500	591,090
BIM Birlesik Magazalar A/S (Turkey)	39,715	290,231
Carrefour SA (France)	15,546	260,022
Costco Wholesale Corp.	4,181	1,908,627
Kesko OYJ (Finland) (Class B Stock)	18,289	404,117
Koninklijke Ahold Delhaize NV (Netherlands)	92,039	2,646,240
Kroger Co. (The)	7,800	347,724
Loblaw Cos. Ltd. (Canada)	6,778	599,307
Performance Food Group Co.*	1,953	114,036
Sysco Corp.	1,148	87,765
Tesco PLC (United Kingdom)	177,878	479,358
Wal-Mart de Mexico SAB de CV (Mexico)	105,056	371,347
Walmart, Inc.	14,255	2,021,216
Woolworths Group Ltd. (Australia)	27,811	635,076

		10,756,156

Food Products — 0.6%
Archer-Daniels-Midland Co.	9,000	835,650

	Shares	Value
COMMON STOCKS (continued)
Food Products (cont’d.)
AVI Ltd. (South Africa)	42,574	$188,592
Bunge Ltd.	4,200	419,034
Darling Ingredients, Inc.*	1,259	78,801
Gruma SAB de CV (Mexico) (Class B Stock)	16,872	225,393
Hershey Co. (The)	4,324	1,001,308
Lamb Weston Holdings, Inc.	9,080	811,389
Mondelez International, Inc. (Class A Stock)	5,800	386,570
Mowi ASA (Norway)	6,175	105,224
Nestle SA	58,098	6,710,867
Orkla ASA (Norway)	15,193	109,653
Pilgrim’s Pride Corp.*	30,900	733,257
Post Holdings, Inc.*(a)	2,500	225,650
Tyson Foods, Inc. (Class A Stock)	16,000	996,000
Viscofan SA (Spain)	2,058	132,552
WH Group Ltd. (Hong Kong), 144A	442,500	258,083
Wilmar International Ltd. (China)	570,800	1,778,257

		14,996,280

Gas Utilities — 0.1%
APA Group (Australia)	18,591	135,889
Osaka Gas Co. Ltd. (Japan)	9,600	154,686
Tokyo Gas Co. Ltd. (Japan)	8,400	164,470
UGI Corp.	21,000	778,470

		1,233,515

Health Care Equipment & Supplies — 0.4%
Abbott Laboratories	17,751	1,948,882
Alcon, Inc. (Switzerland)	13,659	937,266
Baxter International, Inc.	11,900	606,543
Boston Scientific Corp.*	6,344	293,537
Cochlear Ltd. (Australia)	1,248	172,358
Dexcom, Inc.*	9,500	1,075,780
Edwards Lifesciences Corp.*	5,800	432,738
Hoya Corp. (Japan)	2,000	191,557
Intuitive Surgical, Inc.*	539	143,024
Medtronic PLC	21,700	1,686,524
Olympus Corp. (Japan)	39,100	689,630
STERIS PLC	2,600	480,194
Straumann Holding AG (Switzerland)	2,068	237,140
Zimmer Biomet Holdings, Inc.	9,700	1,236,750

		10,131,923

Health Care Providers & Services — 0.6%
Acadia Healthcare Co., Inc.*	1,388	114,260
Cardinal Health, Inc.(a)	8,100	622,647
Cigna Corp.	4,174	1,383,013
CVS Health Corp.	17,500	1,630,825
Elevance Health, Inc.	1,300	666,861
Fresenius SE & Co. KGaA (Germany)	8,988	251,052
Humana, Inc.	700	358,533
McKesson Corp.	500	187,560
Medipal Holdings Corp. (Japan)	47,800	631,784
Molina Healthcare, Inc.*	2,400	792,528
Sonic Healthcare Ltd. (Australia)	111,974	2,278,786
Tenet Healthcare Corp.*	2,300	112,217

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
UnitedHealth Group, Inc.	11,966	$6,344,134

		15,374,200

Hotels, Restaurants & Leisure — 0.7%
Airbnb, Inc. (Class A Stock)*	1,899	162,365
Aristocrat Leisure Ltd. (Australia)	43,340	893,056
Booking Holdings, Inc.*	390	785,959
Boyd Gaming Corp.	716	39,044
Caesars Entertainment, Inc.*	1,700	70,720
Chipotle Mexican Grill, Inc.*	690	957,368
Compass Group PLC (United Kingdom)	202,580	4,677,984
Evolution AB (Sweden), 144A	3,246	316,175
Expedia Group, Inc.*	489	42,836
Genting Singapore Ltd. (Singapore)	180,000	128,459
Hilton Worldwide Holdings, Inc.	4,300	543,348
InterContinental Hotels Group PLC (United Kingdom)	3,723	213,621
La Francaise des Jeux SAEM (France), 144A	3,085	124,136
Las Vegas Sands Corp.*	8,900	427,823
Lottery Corp. Ltd. (The) (Australia)*	95,586	291,354
Marriott International, Inc. (Class A Stock)	9,669	1,439,617
McDonald’s Corp.	6,374	1,679,740
Oriental Land Co. Ltd. (Japan)	8,500	1,236,955
Penn Entertainment, Inc.*(a)	1,260	37,422
Sodexo SA (France)	10,696	1,023,377
Starbucks Corp.	17,500	1,736,000
Whitbread PLC (United Kingdom)	12,682	392,109

		17,219,468

Household Durables — 0.1%
Lennar Corp. (Class A Stock)	5,450	493,225
Sekisui Chemical Co. Ltd. (Japan)	51,200	713,641
Sony Group Corp. (Japan)	5,600	426,841
Toll Brothers, Inc.	1,517	75,729

		1,709,436

Household Products — 0.3%
Colgate-Palmolive Co.	9,000	709,110
Henkel AG & Co. KGaA (Germany)	2,661	171,008
Kimberly-Clark Corp.	5,600	760,200
Procter & Gamble Co. (The)	22,959	3,479,666
Reckitt Benckiser Group PLC (United Kingdom)	37,313	2,586,402

		7,706,386

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp. (The)	21,600	621,216
Vistra Corp.	7,800	180,960

		802,176

Industrial Conglomerates — 0.3%
3M Co.	8,000	959,360
General Electric Co.	3,900	326,781
Hitachi Ltd. (Japan)	27,500	1,383,698
Honeywell International, Inc.	7,900	1,692,970

	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates (cont’d.)
Jardine Matheson Holdings Ltd. (Hong Kong)	37,400	$1,902,569
Smiths Group PLC (United Kingdom)	55,312	1,061,552

		7,326,930

Insurance — 1.2%
Ageas SA/NV (Belgium)	2,554	113,326
AIA Group Ltd. (Hong Kong)	30,400	335,719
American International Group, Inc.	16,900	1,068,756
Aon PLC (Class A Stock)	1,900	570,266
Arch Capital Group Ltd.*	2,500	156,950
AXA SA (France)	100,341	2,795,053
Axis Capital Holdings Ltd.	900	48,753
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	273,800	605,458
Chubb Ltd.	10,008	2,207,765
Dai-ichi Life Holdings, Inc. (Japan)	128,400	2,899,705
Fairfax Financial Holdings Ltd. (Canada)	766	453,756
Gjensidige Forsikring ASA (Norway)	5,880	115,330
iA Financial Corp., Inc. (Canada)	4,266	249,753
Japan Post Holdings Co. Ltd. (Japan)	265,300	2,232,223
Japan Post Insurance Co. Ltd. (Japan)	121,700	2,140,354
Manulife Financial Corp. (Canada)	37,047	660,772
Marsh & McLennan Cos., Inc.	5,901	976,498
MetLife, Inc.	11,141	806,274
NN Group NV (Netherlands)	52,218	2,135,309
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	100,000	656,975
Poste Italiane SpA (Italy), 144A	54,379	530,547
Progressive Corp. (The)	12,857	1,667,681
Reinsurance Group of America, Inc.	2,200	312,598
Sampo OYJ (Finland) (Class A Stock)	29,821	1,557,536
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	3,110	492,127
Tokio Marine Holdings, Inc. (Japan)	47,200	1,008,305
Unum Group	10,200	418,506
Zurich Insurance Group AG (Switzerland)	3,392	1,621,638

		28,837,933

Interactive Media & Services — 0.5%
Alphabet, Inc. (Class A Stock)*	58,145	5,130,133
Alphabet, Inc. (Class C Stock)*	42,800	3,797,644
carsales.com Ltd. (Australia)	14,272	200,843
Meta Platforms, Inc. (Class A Stock)*	28,469	3,425,960
Pinterest, Inc. (Class A Stock)*	5,200	126,256
Scout24 SE (Germany), 144A	2,040	102,681
Tencent Holdings Ltd. (China)	14,700	623,285

		13,406,802

Internet & Direct Marketing Retail — 0.4%
Alibaba Group Holding Ltd. (China)*	37,400	410,387
Amazon.com, Inc.*	75,286	6,324,024
Coupang, Inc. (South Korea)*	56,239	827,276
eBay, Inc.(a)	5,600	232,232
JD.com, Inc. (China) (Class A Stock)	12,345	344,631
MercadoLibre, Inc. (Brazil)*	2,360	1,997,126

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail (cont’d.)
ZOZO, Inc. (Japan)	18,400	$454,402

		10,590,078

IT Services — 0.9%
Accenture PLC (Class A Stock)	3,800	1,013,992
Adyen NV (Netherlands), 144A*	907	1,259,143
Amadeus IT Group SA (Spain)*	5,282	274,018
Automatic Data Processing, Inc.	7,200	1,719,792
Capgemini SE (France)	12,968	2,167,941
Computershare Ltd.	90,946	1,602,108
Concentrix Corp.	800	106,528
DXC Technology Co.*	9,400	249,100
Edenred (France)	4,851	264,018
EPAM Systems, Inc.*	2,500	819,350
Fidelity National Information Services, Inc.	6,600	447,810
Fujitsu Ltd. (Japan)	6,900	919,892
Gartner, Inc.*	850	285,719
GMO Payment Gateway, Inc. (Japan)	3,182	263,148
GoDaddy, Inc. (Class A Stock)*	2,900	216,978
International Business Machines Corp.	8,593	1,210,668
Mastercard, Inc. (Class A Stock)	11,369	3,953,342
NEC Corp. (Japan)	4,700	164,826
NTT Data Corp. (Japan)	13,700	199,646
Otsuka Corp. (Japan)	3,200	100,865
PayPal Holdings, Inc.*	1,200	85,464
SCSK Corp. (Japan)	7,200	108,985
SS&C Technologies Holdings, Inc.	14,500	754,870
TIS, Inc. (Japan)	10,900	286,471
Twilio, Inc. (Class A Stock)*	2,200	107,712
VeriSign, Inc.*	1,100	225,984
Visa, Inc. (Class A Stock)(a)	16,815	3,493,484
WEX, Inc.*	700	114,555

		22,416,409

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	4,400	275,790
Sankyo Co. Ltd. (Japan)	12,200	498,445
Shimano, Inc. (Japan)	1,400	221,226

		995,461

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	7,605	1,138,088
Avantor, Inc.*	36,000	759,240
Danaher Corp.	2,400	637,008
Eurofins Scientific SE (Luxembourg)	6,234	447,590
ICON PLC*	2,802	544,289
IQVIA Holdings, Inc.*	4,079	835,746
Lonza Group AG (Switzerland)	1,338	656,791
Sotera Health Co.*	82,100	683,893
Thermo Fisher Scientific, Inc.	2,100	1,156,449

		6,859,094

Machinery — 0.8%
Aalberts NV (Netherlands)	8,584	334,367
AGCO Corp.	6,300	873,747
Alfa Laval AB (Sweden)	5,475	158,377

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
Atlas Copco AB (Sweden) (Class A Stock)	150,590	$1,784,250
Atlas Copco AB (Sweden) (Class B Stock)	31,189	332,776
Caterpillar, Inc.	4,772	1,143,180
CNH Industrial NV (United Kingdom)	20,349	326,439
Daimler Truck Holding AG (Germany)*	12,849	395,001
Deere & Co.	3,887	1,666,590
Doosan Bobcat, Inc. (South Korea)	8,277	226,469
Epiroc AB (Sweden) (Class A Stock)	17,061	310,666
Epiroc AB (Sweden) (Class B Stock)	7,620	122,585
Esab Corp.	10,700	502,044
Fortive Corp.	1,588	102,029
GEA Group AG (Germany)	28,524	1,160,001
Haitian International Holdings Ltd. (China)	53,000	141,257
Hitachi Construction Machinery Co. Ltd. (Japan)	79,600	1,774,001
IDEX Corp.	2,800	639,324
Indutrade AB (Sweden)	5,840	118,432
Komatsu Ltd. (Japan)	95,400	2,061,988
OSG Corp. (Japan)	23,300	319,034
Otis Worldwide Corp.	984	77,057
PACCAR, Inc.	12,500	1,237,125
Parker-Hannifin Corp.	2,642	768,822
Sandvik AB (Sweden)	20,860	376,973
Spirax-Sarco Engineering PLC (United Kingdom)	1,150	146,890
Timken Co. (The)	6,300	445,221
Volvo AB (Sweden) (Class B Stock)	119,063	2,150,706

		19,695,351

Marine — 0.2%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	82	180,717
AP Moller - Maersk A/S (Denmark) (Class B Stock)	964	2,158,015
Kuehne + Nagel International AG (Switzerland)	2,070	481,239
Nippon Yusen KK (Japan)	9,900	233,448
SITC International Holdings Co. Ltd. (China)	575,000	1,274,453

		4,327,872

Media — 0.3%
Comcast Corp. (Class A Stock)	46,800	1,636,596
Dentsu Group, Inc. (Japan)	39,000	1,223,457
DISH Network Corp. (Class A Stock)*	16,500	231,660
Fox Corp. (Class A Stock)	3,400	103,258
Informa PLC (United Kingdom)	31,896	237,936
Publicis Groupe SA (France)	25,409	1,623,186
WPP PLC (United Kingdom)	161,823	1,598,809

		6,654,902

Metals & Mining — 0.7%
ArcelorMittal SA (Luxembourg)	10,058	265,352
Barrick Gold Corp. (Canada)	12,418	213,341
BHP Group Ltd. (Australia)	147,053	4,555,253

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (cont’d.)
BlueScope Steel Ltd. (Australia)	181,390	$2,067,344
Boliden AB (Sweden)	5,168	194,121
Fortescue Metals Group Ltd. (Australia)	29,504	412,382
Glencore PLC (Australia)	563,445	3,757,416
Nippon Steel Corp. (Japan)	117,600	2,040,494
Norsk Hydro ASA (Norway)	38,144	285,026
Pilbara Minerals Ltd. (Australia)*	47,164	119,431
Rio Tinto Ltd. (Australia)	7,760	612,463
Rio Tinto PLC (Australia)	12,158	855,729
South32 Ltd. (Australia)	99,352	272,386
Steel Dynamics, Inc.	8,000	781,600
Sumitomo Metal Mining Co. Ltd. (Japan)	5,200	182,722
United States Steel Corp.	6,000	150,300
Vale SA (Brazil)	9,100	154,173

		16,919,533

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Rithm Capital Corp.	38,300	312,911
Starwood Property Trust, Inc.	2,019	37,008

		349,919

Multiline Retail — 0.1%
Dollar General Corp.	8,844	2,177,835
Dollarama, Inc. (Canada)	2,945	172,241
Macy’s, Inc.	30,400	627,760

		2,977,836

Multi-Utilities — 0.3%
Ameren Corp.	2,582	229,592
CenterPoint Energy, Inc.	16,591	497,564
CMS Energy Corp.	3,792	240,147
Dominion Energy, Inc.	12,400	760,368
DTE Energy Co.	2,600	305,578
E.ON SE (Germany)	326,510	3,246,165
Engie SA (France)	158,003	2,260,405
Sempra Energy	4,100	633,614

		8,173,433

Oil, Gas & Consumable Fuels — 1.5%
BP PLC (United Kingdom)	421,487	2,431,955
Canadian Natural Resources Ltd. (Canada)	2,166	120,282
Cenovus Energy, Inc. (Canada)	20,597	399,618
Cheniere Energy, Inc.	8,506	1,275,560
Chevron Corp.	16,864	3,026,919
China Petroleum & Chemical Corp. (China) (Class H Stock)	1,034,000	498,194
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	117,500	338,480
ConocoPhillips	28,228	3,330,904
Coterra Energy, Inc.	4,288	105,356
Devon Energy Corp.	4,388	269,906
Diamondback Energy, Inc.	5,537	757,351
Eni SpA (Italy)	227,013	3,228,004
Equinor ASA (Norway)	73,270	2,633,344
Exxon Mobil Corp.	41,998	4,632,379
Harbour Energy PLC (United Kingdom)	36,243	133,747

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Hess Corp.	2,170	$307,749
Inpex Corp. (Japan)	115,500	1,241,096
LUKOIL PJSC (Russia)^	7,425	—
Marathon Oil Corp.	3,997	108,199
Marathon Petroleum Corp.	5,400	628,506
New Fortress Energy, Inc.(a)	2,600	110,292
Ovintiv, Inc.	1,800	91,278
PDC Energy, Inc.	1,114	70,717
Petroleo Brasileiro SA (Brazil), ADR(a)	22,813	242,959
Pioneer Natural Resources Co.	7,041	1,608,094
Repsol SA (Spain)	28,662	456,214
Shell PLC (Netherlands)	144,568	4,075,490
Suncor Energy, Inc. (Canada)	15,001	475,844
TotalEnergies SE (France)(a)	58,974	3,701,987
Valero Energy Corp.	12,041	1,527,521
Williams Cos., Inc. (The)	9,721	319,821

		38,147,766

Paper & Forest Products — 0.0%
Oji Holdings Corp. (Japan)	109,500	442,269
Stora Enso OYJ (Finland) (Class R Stock)	15,624	220,291

		662,560

Personal Products — 0.3%
Amorepacific Corp. (South Korea)	3,043	333,040
Haleon PLC*	107,561	425,578
Kao Corp. (Japan)	3,300	131,012
L’Oreal SA (France)	10,935	3,915,799
Unilever PLC (United Kingdom)	72,545	3,662,640

		8,468,069

Pharmaceuticals — 2.4%
Astellas Pharma, Inc. (Japan)	35,500	539,800
AstraZeneca PLC (United Kingdom)	35,117	4,752,011
AstraZeneca PLC (United Kingdom), ADR	11,865	804,447
Bayer AG (Germany)	58,606	3,016,457
Bristol-Myers Squibb Co.	27,481	1,977,258
Chugai Pharmaceutical Co. Ltd. (Japan)	12,200	311,183
Eli Lilly & Co.	7,524	2,752,580
GSK PLC	186,245	3,218,916
Ipsen SA (France)	18,908	2,033,756
Jazz Pharmaceuticals PLC*	4,679	745,412
Johnson & Johnson	24,300	4,292,595
Kalbe Farma Tbk PT (Indonesia)	1,030,700	138,368
Kyowa Kirin Co. Ltd. (Japan)	17,000	389,368
Merck & Co., Inc.	27,926	3,098,390
Merck KGaA (Germany)	2,479	478,299
Novartis AG (Switzerland)	48,056	4,348,946
Novo Nordisk A/S (Denmark), ADR	549	74,302
Novo Nordisk A/S (Denmark) (Class B Stock)	59,958	8,143,229
Ono Pharmaceutical Co. Ltd. (Japan)	34,700	811,063
Orion OYJ (Finland) (Class B Stock)	2,008	110,085
Pfizer, Inc.	62,300	3,192,252
Roche Holding AG	23,249	7,305,709

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Sanofi (France)	55,703	$5,371,250
Shionogi & Co. Ltd. (Japan)	5,200	259,444
Takeda Pharmaceutical Co. Ltd. (Japan)	14,800	462,451

		58,627,571

Professional Services — 0.2%
Booz Allen Hamilton Holding Corp.	3,156	329,865
CoStar Group, Inc.*	15,000	1,159,200
Experian PLC (United Kingdom)	8,231	278,770
Leidos Holdings, Inc.	2,366	248,880
Persol Holdings Co. Ltd. (Japan)	19,500	414,760
Randstad NV (Netherlands)	2,524	154,222
RELX PLC (United Kingdom)	36,423	1,007,024
Wolters Kluwer NV (Netherlands)	22,714	2,376,687

		5,969,408

Real Estate Management & Development — 0.1%
Aroundtown SA (Germany)	51,660	120,338
Capitaland India Trust (Singapore), UTS	179,400	151,323
Capitaland Investment Ltd. (Singapore)	62,500	172,731
CBRE Group, Inc. (Class A Stock)*	1,089	83,810
City Developments Ltd. (Singapore)	100,500	617,806
CK Asset Holdings Ltd. (Hong Kong)	155,500	953,709
Daito Trust Construction Co. Ltd. (Japan)	1,500	153,574
Emaar Properties PJSC (United Arab Emirates)	181,406	288,604
Howard Hughes Corp. (The)*	550	42,031
LEG Immobilien SE (Germany)	4,285	279,462
New World Development Co. Ltd. (Hong Kong)	37,000	103,792
Nomura Real Estate Holdings, Inc. (Japan)	4,400	94,084
Opendoor Technologies, Inc.*(a)	114,700	133,052
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	30,000	174,724

		3,369,040

Road & Rail — 0.2%
CSX Corp.	29,900	926,302
Hertz Global Holdings, Inc.*(a)	5,400	83,106
J.B. Hunt Transport Services, Inc.	427	74,452
Norfolk Southern Corp.	1,089	268,351
Ryder System, Inc.	3,400	284,138
Sankyu, Inc. (Japan)	9,600	351,225
TFI International, Inc. (Canada)(a)	2,040	204,490
Uber Technologies, Inc.*	10,474	259,022
Union Pacific Corp.	7,694	1,593,197
XPO, Inc.*(a)	12,500	416,125

		4,460,408

Semiconductors & Semiconductor Equipment — 1.1%
Advanced Micro Devices, Inc.*	2,507	162,378
Analog Devices, Inc.	4,500	738,135
ASML Holding NV (Netherlands) (XAMS)	9,970	5,436,164

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
ASML Holding NV (Netherlands) (XNGS)(a)	190	$103,816
Broadcom, Inc.	5,464	3,055,086
Daqo New Energy Corp. (China), ADR*	2,628	101,467
Enphase Energy, Inc.*	4,603	1,219,611
First Solar, Inc.*	3,100	464,349
Infineon Technologies AG (Germany)	75,578	2,296,961
Intel Corp.	62,600	1,654,518
KLA Corp.	200	75,406
Lam Research Corp.	1,010	424,503
Lasertec Corp. (Japan)	5,416	884,274
Lattice Semiconductor Corp.*	9,700	629,336
Microchip Technology, Inc.	17,500	1,229,375
Novatek Microelectronics Corp. (Taiwan)	17,000	173,786
NVIDIA Corp.	15,326	2,239,742
NXP Semiconductors NV (China)	4,813	760,598
ON Semiconductor Corp.*	5,100	318,087
QUALCOMM, Inc.	12,600	1,385,244
Renesas Electronics Corp. (Japan)*	23,000	203,280
STMicroelectronics NV (Singapore)	28,145	1,000,162
SUMCO Corp. (Japan)	122,100	1,617,654
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	16,816	1,252,624
Teradyne, Inc.	1,276	111,459
Texas Instruments, Inc.	3,100	512,182

		28,050,197

Software — 1.4%
Adobe, Inc.*	5,456	1,836,108
Autodesk, Inc.*	1,000	186,870
Cadence Design Systems, Inc.*	900	144,576
Ceridian HCM Holding, Inc.*	1,300	83,395
Check Point Software Technologies Ltd. (Israel)*	12,788	1,613,334
Constellation Software, Inc. (Canada)	333	519,903
Crowdstrike Holdings, Inc. (Class A Stock)*	700	73,703
CyberArk Software Ltd.*	7,122	923,367
Dassault Systemes SE (France)	67,136	2,414,188
HubSpot, Inc.*	274	79,222
Intuit, Inc.	650	252,993
Microsoft Corp.	69,570	16,684,277
NCR Corp.*	4,800	112,368
Nice Ltd. (Israel)*	750	144,284
Oracle Corp.	11,906	973,196
Paycom Software, Inc.*	3,200	992,992
Roper Technologies, Inc.	2,600	1,123,434
Salesforce, Inc.*	7,900	1,047,461
SAP SE (Germany)	2,605	268,942
ServiceNow, Inc.*	3,500	1,358,945
Synopsys, Inc.*	4,200	1,341,018
Teradata Corp.*	5,700	191,862
WiseTech Global Ltd. (Australia)	33,699	1,158,991

		33,525,429

Specialty Retail — 0.5%
Bath & Body Works, Inc.	13,700	577,318

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Fast Retailing Co. Ltd. (Japan)	3,800	$2,312,427
Home Depot, Inc. (The)	8,800	2,779,568
Industria de Diseno Textil SA (Spain)	85,249	2,264,303
JD Sports Fashion PLC (United Kingdom)	1,096,797	1,666,723
Lithia Motors, Inc.(a)	700	143,318
Lowe’s Cos., Inc.	4,084	813,696
O’Reilly Automotive, Inc.*	1,002	845,718
Ross Stores, Inc.	2,200	255,354
TJX Cos., Inc. (The)	8,714	693,634
Ulta Beauty, Inc.*	1,437	674,054

		13,026,113

Technology Hardware, Storage & Peripherals — 0.8%
Apple, Inc.	133,858	17,392,170
Hewlett Packard Enterprise Co.	5,400	86,184
Pure Storage, Inc. (Class A Stock)*	26,600	711,816
Samsung Electronics Co. Ltd. (South Korea)	17,374	762,601
Seiko Epson Corp. (Japan)	114,600	1,667,319

		20,620,090

Textiles, Apparel & Luxury Goods — 1.0%
Brunello Cucinelli SpA (Italy)	11,646	861,699
Burberry Group PLC (United Kingdom)	20,014	486,584
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	36,496	4,732,070
Deckers Outdoor Corp.*	1,700	678,572
Hermes International (France)	3,726	5,767,299
Lululemon Athletica, Inc.*	4,221	1,352,324
LVMH Moet Hennessy Louis Vuitton SE (France)	11,902	8,661,005
NIKE, Inc. (Class B Stock)	3,538	413,981
PVH Corp.	6,600	465,894
Ralph Lauren Corp.	634	66,995

		23,486,423

Tobacco — 0.4%
Altria Group, Inc.	13,500	617,085
British American Tobacco PLC (United Kingdom)	113,095	4,473,829
Imperial Brands PLC (United Kingdom)	42,987	1,070,855
Japan Tobacco, Inc. (Japan)	127,800	2,576,478
Philip Morris International, Inc.	6,800	688,228

		9,426,475

Trading Companies & Distributors — 0.6%
AerCap Holdings NV (Ireland)*(a)	2,600	151,632
Ashtead Group PLC (United Kingdom)	40,107	2,278,270
Brenntag SE (Germany)	6,910	440,684
Bunzl PLC (United Kingdom)	8,930	297,103
Howden Joinery Group PLC (United Kingdom)	50,647	341,988
IMCD NV (Netherlands)	1,512	216,279
ITOCHU Corp. (Japan)	35,500	1,113,733
Marubeni Corp. (Japan)	202,300	2,317,538
Mitsubishi Corp. (Japan)	54,900	1,782,317
MonotaRO Co. Ltd. (Japan)	6,600	92,967

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors (cont’d.)
Sumitomo Corp. (Japan)	122,100	$2,029,679
Toromont Industries Ltd. (Canada)	5,870	423,602
Toyota Tsusho Corp. (Japan)	34,400	1,265,382
WESCO International, Inc.*	6,100	763,720

		13,514,894

Water Utilities — 0.0%
American Water Works Co., Inc.(a)	3,300	502,986

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	57,800	1,752,895
SoftBank Group Corp. (Japan)	9,100	384,866
T-Mobile US, Inc.*	4,800	672,000
Vodafone Group PLC (United Kingdom)	257,592	260,868

		3,070,629

TOTAL COMMON STOCKS (cost $948,883,780)		891,186,903

EXCHANGE-TRADED FUNDS — 5.5%
Energy Select Sector SPDR Fund	196,000	17,144,120
Financial Select Sector SPDR Fund(a)	104,000	3,556,800
Invesco Preferred ETF(a)	473,000	5,288,140
iShares Core MSCI EAFE ETF	136,700	8,426,188
iShares Core S&P 500 ETF	79,650	30,602,327
iShares Gold Trust*(a)	110,000	3,804,900
iShares iBoxx High Yield Corporate Bond ETF(a)	31,000	2,282,530
iShares JPMorgan USD Emerging Markets Bond ETF(a)	18,000	1,522,620
iShares Latin America 40 ETF(a)	92,000	2,105,880
iShares MBS ETF(a)	10,000	927,500
iShares MSCI EAFE ETF(a)	120,611	7,916,906
Vanguard Real Estate ETF(a)	39,500	3,257,960
Vanguard Short-Term Corporate Bond ETF(a)	164,300	12,353,717
Vanguard Total Bond Market ETF	316,400	22,730,176
Vanguard Value ETF	99,300	13,938,741

TOTAL EXCHANGE-TRADED FUNDS (cost $132,400,621)		135,858,505

PREFERRED STOCKS — 0.2%
Automobiles — 0.1%
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC)*	6,881	694,386
Porsche Automobil Holding SE (Germany) (PRFC)	28,921	1,577,234

		2,271,620

Life Sciences Tools & Services — 0.1%
Sartorius AG (Germany) (PRFC)	4,651	1,836,568

Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)	92,600	509,001

TOTAL PREFERRED STOCKS (cost $5,205,489)		4,617,189

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES — 3.0%
Automobiles — 0.0%
Exeter Automobile Receivables Trust,
Series 2020-01A, Class D, 144A
2.730%	12/15/25		74	$72,932
OneMain Direct Auto Receivables Trust,
Series 2021-01A, Class C, 144A
1.420%	07/14/28		100	84,932
Santander Drive Auto Receivables Trust,
Series 2020-04, Class C
1.010%	01/15/26		57	55,873
Westlake Automobile Receivables Trust,
Series 2019-02A, Class E, 144A
4.020%	04/15/25		120	119,515
World Omni Select Auto Trust,
Series 2021-A, Class D
1.440%	11/15/27		100	90,226

				423,478

Collateralized Loan Obligations — 2.9%
AGL CLO Ltd. (Cayman Islands),
Series 2020-06A, Class ER, 144A, 3 Month LIBOR + 6.500% (Cap N/A, Floor 6.500%)
10.743%(c)	07/20/34		210	184,103
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2021-21A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.453%(c)	10/20/34		2,000	1,933,797
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	10/17/32		1,250	1,226,651
Series 2021-04A, Class E, 144A, 3 Month LIBOR + 6.500% (Cap N/A, Floor 6.500%)
10.743%(c)	10/20/34		300	242,829
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2020-21A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.249%(c)	10/15/34		4,900	4,764,657
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
2.368%(c)	10/15/35	EUR	2,000	2,045,643
Crown City CLO (Cayman Islands),
Series 2020-01A, Class A1AR, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)
5.433%(c)	07/20/34		2,750	2,660,355
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class AR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)
2.788%(c)	08/26/32	EUR	2,000	2,069,066
Elevation CLO Ltd. (Cayman Islands),
Series 2021-14A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34		3,500	3,381,584
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class SUB, 144A
0.000%(cc)	04/20/34		650	471,185

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Goldentree Loan Management US CLO Ltd. (Cayman Islands),
Series 2020-08A, Class FR, 144A, 3 Month LIBOR + 8.050% (Cap N/A, Floor 8.050%)
12.293%(c)	10/20/34	300	$238,508
Hayfin US Ltd. (Cayman Islands),
Series 2021-14A, Class E, 144A, 3 Month LIBOR + 7.180% (Cap N/A, Floor 7.180%)
11.423%(c)	07/20/34	490	427,778
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
5.388%(c)	04/25/31	2,494	2,463,738
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34	1,750	1,698,454
LCM Ltd. (Cayman Islands),
Series 34A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.413%(c)	10/20/34	3,750	3,640,983
Marble Point CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.289%(c)	10/15/34	4,750	4,588,297
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
5.319%(c)	10/17/34	4,550	4,402,117
Medalist Partners Corporate Finance CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1A, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)
5.473%(c)	10/20/34	500	482,317
MidOcean Credit CLO (Cayman Islands),
Series 2019-10A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)
5.555%(c)	10/23/34	1,000	966,165
Mountain View CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
5.329%(c)	10/15/34	1,000	968,767
Ocean Trails CLO (Cayman Islands),
Series 2020-08A, Class A1R, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 1.220%)
5.299%(c)	07/15/34	2,750	2,660,936
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.665%(c)	10/30/30	257	253,333
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.259%(c)	10/15/34	2,000	1,934,174
Series 2021-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.279%(c)	07/15/34	2,500	2,418,969
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	10/20/34	2,000	1,948,348

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
RR Ltd. (Cayman Islands),
Series 2021-18A, Class D, 144A, 3 Month LIBOR + 6.250% (Cap N/A, Floor 6.250%)
10.329%(c)	10/15/34		360	$319,132
Sound Point CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.323%(c)	01/20/32		2,500	2,445,003
St. Pauls CLO (Netherlands),
Series 11A, Class AR, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)
2.228%(c)	01/17/32	EUR	2,000	2,081,293
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.595%(c)	10/29/34		1,250	1,213,818
Series 2019-01A, Class ASNR, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 1.220%)
5.864%(c)	08/16/34		2,750	2,676,987
Toro European CLO DAC (Ireland),
Series 02A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
2.533%(c)	07/25/34	EUR	1,250	1,281,646
Series 03A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
2.368%(c)	07/15/34	EUR	2,500	2,568,324
Vibrant CLO Ltd. (Cayman Islands),
Series 2021-14A, Class A1A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.453%(c)	10/20/34		2,750	2,664,754
Voya CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
5.387%(c)	07/19/34		2,750	2,688,002
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class ANAR, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
5.455%(c)	07/24/32		4,250	4,161,177
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.289%(c)	10/15/34		1,250	1,211,253

				71,384,143

Consumer Loans — 0.1%
Affirm Asset Securitization Trust,
Series 2021-Z02, Class A, 144A
1.170%	11/16/26		135	129,555
Series 2022-X01, Class A, 144A
1.750%	02/15/27		48	46,503
BHG Securitization Trust,
Series 2021-B, Class A, 144A
0.900%	10/17/34		54	51,208
Series 2022-A, Class A, 144A
1.710%	02/20/35		193	179,959
Lendmark Funding Trust,
Series 2021-02A, Class C, 144A
3.090%	04/20/32		100	75,810

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
Marlette Funding Trust,
Series 2021-03A, Class A, 144A
0.650%	12/15/31	38	$37,165
SoFi Consumer Loan Program Trust,
Series 2021-01, Class B, 144A
1.300%	09/25/30	100	93,842
Series 2021-01, Class C, 144A
1.610%	09/25/30	100	91,276
Series 2021-01, Class D, 144A
2.040%	09/25/30	100	90,617
Upstart Securitization Trust,
Series 2021-04, Class A, 144A
0.840%	09/20/31	109	105,185

			901,120

Equipment — 0.0%
ITE Rail Fund Levered LP,
Series 2021-01A, Class A, 144A
2.250%	02/28/51	128	107,200

Home Equity Loans — 0.0%
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-HE10, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.975%)
5.019%(c)	12/25/34	333	326,334
GSAA Trust,
Series 2006-07, Class AF2
5.995%(cc)	03/25/46	548	227,169

			553,503

Other — 0.0%
Sunnova Helios II Issuer LLC,
Series 2019-AA, Class C, 144A
5.320%	06/20/46	219	187,935

Student Loans — 0.0%
KeyCorp Student Loan Trust,
Series 2005-A, Class 2C, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
4.928%(c)	12/27/38	349	326,735
Navient Private Education Refi Loan Trust,
Series 2020-GA, Class B, 144A
2.500%	09/16/69	200	150,139
SMB Private Education Loan Trust,
Series 2021-A, Class D2, 144A
3.860%	01/15/53	279	247,737

			724,611

TOTAL ASSET-BACKED SECURITIES (cost $78,265,865)			74,281,990

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
BANK,
Series 2019-BN24, Class A3
2.960%	11/15/62	12	10,425
Series 2021-BN32, Class XA
0.889%(cc)	04/15/54	1,077	46,709

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BPR Trust,
Series 2021-TY, Class B, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.468%(c)	09/15/38		250	$233,306
Series 2021-TY, Class C, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
6.018%(c)	09/15/38		50	45,931
Series 2021-TY, Class D, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 2.350%)
6.668%(c)	09/15/38		100	90,603
BX Commercial Mortgage Trust,
Series 2021-VOLT, Class XCP, IO, 144A
0.000%(cc)	09/15/36		6,600	397
Credit Suisse Mortgage Trust,
Series 2017-CHOP, Class F, 144A, 1 Month LIBOR + 4.350% (Cap N/A, Floor 4.350%)
8.668%(c)	07/15/32		410	371,208
CSAIL Commercial Mortgage Trust,
Series 2019-C17, Class A4
2.763%	09/15/52		35	29,904
Deco DAC (United Kingdom),
Series 2019-RAM, Class A, SONIA + 2.007% (Cap N/A, Floor 2.007%)
5.178%(c)	08/07/30	GBP	327	364,392
FHLMC Multifamily Structured Pass-Through Certificates,
Series K131, Class X1, IO
0.729%(cc)	07/25/31		3,196	153,852
GS Mortgage Securities Corp. II,
Series 2018-SRP05, Class C, 144A, 1 Month LIBOR + 4.250% (Cap N/A, Floor 3.750%)
8.125%(c)	09/15/31		819	333,748
GS Mortgage Securities Corp. Trust,
Series 2018-LUAU, Class G, 144A, 1 Month LIBOR + 4.450% (Cap N/A, Floor 4.450%)
8.768%(c)	11/15/32		110	101,820
Series 2021-IP, Class D, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
6.418%(c)	10/15/36		100	91,299
Series 2021-IP, Class E, 144A, 1 Month LIBOR + 3.550% (Cap N/A, Floor 3.550%)
7.868%(c)	10/15/36		120	112,964
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-PHMZ, Class M, 144A, 1 Month LIBOR + 8.508% (Cap N/A, Floor 8.208%)
12.826%(c)	06/15/35		1,000	100
Series 2020-MKST, Class H, 144A, 1 Month LIBOR + 6.750% (Cap N/A, Floor 6.750%)
10.625%(c)	12/15/36		210	53,602
Series 2021-NYAH, Class G, 144A, 1 Month LIBOR + 2.640% (Cap N/A, Floor 2.640%)
6.958%(c)	06/15/38		200	185,297
Series 2021-NYAH, Class XCP, IO, 144A
0.515%(cc)	06/15/38		20,085	95,271
Series 2022-ACB, Class D, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
6.707%(c)	03/15/39		100	95,486

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-ACB, Class E, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 3.350%)
7.157%(c)	03/15/39		250	$238,403
Med Trust,
Series 2021-MDLN, Class E, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 3.150%)
7.468%(c)	11/15/38		110	102,001
MKT Mortgage Trust,
Series 2020-525M, Class F, 144A
2.941%(cc)	02/12/40		225	120,887
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class D, 144A
3.177%(cc)	11/10/36		200	169,062
OPG Trust,
Series 2021-PORT, Class F, 144A, 1 Month LIBOR + 1.948% (Cap N/A, Floor 1.948%)
6.266%(c)	10/15/36		411	380,287
Taurus DAC (United Kingdom),
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 2.100%)
5.351%(c)	08/17/31	GBP	380	406,847

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $5,937,059)				3,833,801

CONVERTIBLE BOND — 0.0%
Media
DISH Network Corp.,
Sr. Unsec’d. Notes
2.375%	03/15/24(a)		410	369,684

(cost $375,241)

CORPORATE BONDS — 3.1%
Aerospace & Defense — 0.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26		60	54,535
3.250%	02/01/35		30	22,784
3.550%	03/01/38		10	7,366
3.625%	02/01/31		145	126,909
5.705%	05/01/40		45	42,841
5.805%	05/01/50		125	116,300
5.930%	05/01/60		35	32,140
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.875%	04/15/27(a)		1,242	1,207,075
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.900%	06/15/32		35	32,872
4.950%	10/15/25		45	45,332
5.100%	11/15/27		150	153,629
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
5.150%	05/01/40		30	29,262

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
2.375%	03/15/32		35	$28,374

				1,899,419

Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
2.450%	02/04/32		10	7,542
3.125%	06/15/31	EUR	255	225,286
5.800%	02/14/39		60	55,027
5.950%	02/14/49		50	44,558
6.200%	02/14/59		92	85,890
BAT Capital Corp. (United Kingdom),
Gtd. Notes
4.540%	08/15/47		70	49,757
BAT International Finance PLC (United Kingdom),
Gtd. Notes, EMTN
1.250%	03/13/27	EUR	305	288,671
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
6.150%	09/15/43		10	8,915
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29		600	520,711

				1,286,357

Airlines — 0.0%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26		11	10,578
5.750%	04/20/29		10	9,111
Delta Air Lines, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	05/01/25		156	159,416
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25		110	107,280
4.750%	10/20/28		120	112,946
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27		54	53,806
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.,
Sr. Sec’d. Notes, 144A
8.000%	09/20/25		48	48,059
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		350	325,981
4.625%	04/15/29		140	122,180

				949,357

Auto Manufacturers — 0.1%
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32		85	63,958
4.750%	01/15/43		806	583,132
6.100%	08/19/32		200	185,291

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/10/29		200	$159,662
4.950%	05/28/27(a)		200	186,804
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23		100	99,906
6.250%	10/02/43		130	120,461
RCI Banque SA (France),
Sr. Unsec’d. Notes, EMTN
2.000%	07/11/24	EUR	130	135,283
Volkswagen International Finance NV (Germany),
Gtd. Notes
3.875%(ff)	06/17/29(oo)	EUR	300	265,326
Volkswagen Leasing GmbH (Germany),
Gtd. Notes, EMTN
1.000%	02/16/23	EUR	45	48,043

				1,847,866

Auto Parts & Equipment — 0.0%
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	03/15/26(a)		354	332,283
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30		115	92,670
4.500%	02/15/32		50	40,367
5.625%	06/15/28(a)		75	68,229

				533,549

Banks — 0.5%
ABN AMRO Bank NV (Netherlands),
Covered Bonds, EMTN
0.400%	09/17/41	EUR	100	63,664
Agricultural Development Bank of China (China),
Sr. Unsec’d. Notes
3.800%	10/27/30	CNH	1,000	148,258
BAC Capital Trust XIV,
Ltd. Gtd. Notes, Series G, 3 Month LIBOR + 0.400% (Cap N/A, Floor 4.000%)
5.169%(c)	01/17/23(oo)		990	754,350
Banco Espirito Santo SA (Portugal),
Sr. Unsec’d. Notes, EMTN
4.000%	01/21/19(d)	EUR	700	104,904
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes, 144A
7.625%(ff)	01/10/28(oo)		200	185,850
Bank of America Corp.,
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32		130	101,979
4.827%(ff)	07/22/26		55	54,383
Sr. Unsec’d. Notes, MTN
2.884%(ff)	10/22/30		60	50,400
3.970%(ff)	03/05/29		240	221,539
4.271%(ff)	07/23/29		120	112,087
Sub. Notes
2.482%(ff)	09/21/36		25	18,430

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
3.450%	04/11/25		50	$48,122
5.250%	12/06/24		55	55,084
Barclays PLC (United Kingdom),
Jr. Sub. Notes
7.750%(ff)	09/15/23(oo)		200	193,000
Sr. Unsec’d. Notes
1.106%(ff)	05/12/32	EUR	100	78,491
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
2.591%(ff)	01/20/28		245	215,603
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)		525	448,763
Jr. Sub. Notes, Series P
5.950%(ff)	05/15/25(oo)		420	383,972
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(oo)		9	7,850
Sr. Unsec’d. Notes
3.980%(ff)	03/20/30		25	22,576
4.075%(ff)	04/23/29		450	414,987
8.125%	07/15/39		150	184,377
Sr. Unsec’d. Notes, Series VAR
3.070%(ff)	02/24/28		65	58,651
Sub. Notes
4.400%	06/10/25		185	181,592
Cooperatieve Rabobank UA (Netherlands),
Covered Bonds, EMTN
0.125%	12/01/31	EUR	200	161,968
Sr. Unsec’d. Notes, GMTN
3.500%	12/14/26	AUD	100	62,697
Credit Agricole SA (France),
Jr. Sub. Notes, 144A
7.500%(ff)	06/23/26(oo)	GBP	120	140,444
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes, 144A
5.250%(ff)	02/11/27(oo)		800	528,000
7.250%(ff)	09/12/25(oo)		200	144,000
9.750%(ff)	06/23/27(a)(oo)		570	497,325
Sr. Unsec’d. Notes, 144A
9.016%(ff)	11/15/33		250	257,025
Sr. Unsec’d. Notes, EMTN
0.625%	01/18/33	EUR	100	58,780
Danske Bank A/S (Denmark),
Sub. Notes, EMTN
2.500%(ff)	06/21/29	EUR	355	364,398
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.552%(ff)	01/07/28		150	127,621
Sr. Unsec’d. Notes, EMTN
0.750%(ff)	02/17/27	EUR	300	279,712
First Abu Dhabi Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.500%	07/02/25	CNH	1,000	141,604

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U
3.650%(ff)	08/10/26(oo)		215	$174,090
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(oo)		110	91,523
Sr. Unsec’d. Notes
1.948%(ff)	10/21/27		20	17,454
1.992%(ff)	01/27/32		340	258,819
2.383%(ff)	07/21/32		380	294,574
2.650%(ff)	10/21/32		65	51,306
3.375%	03/27/25	EUR	150	159,542
4.482%(ff)	08/23/28		55	52,608
Sub. Notes
5.150%	05/22/45		60	54,266
6.750%	10/01/37		120	127,806
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
6.375%(ff)	03/30/25(oo)		200	193,750
Sr. Unsec’d. Notes
3.000%(ff)	07/22/28	GBP	300	315,735
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
0.250%(ff)	02/01/30	EUR	100	82,922
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)		285	253,059
Sr. Unsec’d. Notes
0.991%(ff)	04/28/26	GBP	100	109,277
2.069%(ff)	06/01/29		300	250,533
3.702%(ff)	05/06/30		114	102,025
4.851%(ff)	07/25/28		55	53,695
4.912%(ff)	07/25/33		15	14,270
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
0.375%	04/23/25	EUR	200	201,932
Gov’t. Gtd. Notes, EMTN
0.875%	07/04/39	EUR	225	169,818
MFB Magyar Fejlesztesi Bank Zrt (Hungary),
Gov’t. Gtd. Notes
1.375%	06/24/25	EUR	100	96,963
Morgan Stanley,
Sr. Unsec’d. Notes
3.620%(ff)	04/17/25		60	58,524
Sr. Unsec’d. Notes, GMTN
2.625%	03/09/27	GBP	180	196,440
2.699%(ff)	01/22/31		245	202,757
Sr. Unsec’d. Notes, MTN
2.943%(ff)	01/21/33		35	28,386
Sub. Notes
2.484%(ff)	09/16/36		30	21,883
NatWest Group PLC (United Kingdom),
Sub. Notes
3.622%(ff)	08/14/30	GBP	100	111,242
Nederlandse Waterschapsbank NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
0.000%	11/16/26	EUR	505	480,486

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.671%(ff)	10/28/25		40	$40,490
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
6.833%(ff)	11/21/26		200	202,725
Shinhan Bank Co. Ltd. (South Korea),
Sub. Notes, 144A, MTN
4.375%	04/13/32		200	176,913
Societe Generale SA (France),
Sub. Notes, EMTN
1.000%(ff)	11/24/30	EUR	300	281,274
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27(oo)		300	246,845
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
4.253%	03/23/28		235	219,473
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26		365	323,574
Wells Fargo & Co.,
Sr. Unsec’d. Notes, EMTN
2.000%	04/27/26	EUR	150	149,409
Sr. Unsec’d. Notes, MTN
2.879%(ff)	10/30/30		115	97,772
5.013%(ff)	04/04/51		140	124,533

				12,961,179

Beverages — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		135	127,274
4.900%	02/01/46		40	36,604
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.350%	06/01/40		60	53,022
4.439%	10/06/48		20	17,118
5.550%	01/23/49		10	9,967
5.800%	01/23/59		40	41,305
Diageo Capital PLC (United Kingdom),
Gtd. Notes
5.300%	10/24/27		200	204,881
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.600%	02/18/28		25	24,014
3.900%	07/18/32		10	9,456

				523,641

Biotechnology — 0.0%
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/40		5	3,504

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Biotechnology (cont’d.)
Royalty Pharma PLC,
Gtd. Notes
2.150%	09/02/31		35	$26,507

				30,011

Building Materials — 0.0%
Builders FirstSource, Inc.,
Gtd. Notes, 144A
4.250%	02/01/32		10	8,141
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28		300	274,344
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
2.400%	07/15/31		50	39,959
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30		75	60,375
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30		225	184,310

				567,129

Chemicals — 0.0%
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.700%	12/15/51		5	3,131
Valvoline, Inc.,
Gtd. Notes, 144A
4.250%	02/15/30		4	3,903
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31		161	132,058

				139,092

Commercial Services — 0.1%
California Institute of Technology,
Sr. Unsec’d. Notes
3.650%	09/01/2119		90	57,507
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes
2.375%	09/25/26	EUR	100	100,087
4.250%	09/25/30	GBP	100	112,130
Nexi SpA (Italy),
Sr. Unsec’d. Notes
2.125%	04/30/29	EUR	880	761,416
Northeastern University,
Unsec’d. Notes, Series 2020
2.894%	10/01/50		50	32,816
S&P Global, Inc.,
Gtd. Notes, 144A
2.700%	03/01/29		45	39,592
Sr. Unsec’d. Notes, 144A
2.450%	03/01/27		70	63,944
United Rentals North America, Inc.,
Gtd. Notes
3.875%	02/15/31		30	25,248
4.875%	01/15/28		226	214,138

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
5.250%	01/15/30		110	$103,310
Wesleyan University,
Unsec’d. Notes
4.781%	07/01/2116		70	55,552

				1,565,740

Computers — 0.0%
Apple, Inc.,
Sr. Unsec’d. Notes
3.450%	02/09/45		35	28,168

Cosmetics/Personal Care — 0.0%
GSK Consumer Healthcare Capital US LLC,
Gtd. Notes
3.375%	03/24/27		250	232,931

Distribution/Wholesale — 0.0%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28		385	327,766

Diversified Financial Services — 0.2%
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
1.125%	04/06/27	EUR	360	350,259
CPPIB Capital, Inc. (Canada),
Gtd. Notes, 144A
3.250%	06/15/27		250	237,101
Gtd. Notes, EMTN
0.250%	04/06/27	EUR	264	248,108
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
6.288%(cc)	12/21/65		630	358,550
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
3.750%	09/21/28		30	28,384
4.600%	03/15/33		35	33,570
4.950%	06/15/52		40	37,116
OMERS Finance Trust (Canada),
Gtd. Notes, 144A
3.500%	04/19/32		250	226,116
OneMain Finance Corp.,
Gtd. Notes
7.125%	03/15/26		540	513,442
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes
0.500%	05/06/25	EUR	171	170,952
2.000%	04/16/31		286	235,688
Gtd. Notes, 144A
1.850%	05/03/32	EUR	197	180,428
Gtd. Notes, EMTN
0.100%	05/19/28	EUR	328	292,215
0.900%	05/20/41	EUR	100	68,089
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
4.500%	03/15/23		30	29,917
5.500%	02/15/24		70	69,147

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, GMTN
1.841%	09/21/28	EUR	100	$84,786
PSP Capital, Inc. (Canada),
Gtd. Notes, 144A
1.625%	10/26/28		274	233,294
Societe Generale SFH SA (France),
Covered Bonds
0.750%	01/29/27	EUR	100	96,610
The Vanguard Group Inc.,
Unsec’d. Notes
3.050%	08/22/50^		220	142,111

				3,635,883

Electric — 0.3%
Ameren Illinois Co.,
First Mortgage
5.900%	12/01/52		15	16,499
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
4.550%	06/01/52		5	4,472
Bulgarian Energy Holding EAD (Bulgaria),
Sr. Unsec’d. Notes
2.450%	07/22/28	EUR	200	164,756
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		15	12,129
4.500%	02/15/28		15	13,406
Sr. Unsec’d. Notes, 144A
5.000%	02/01/31		20	16,848
5.125%	03/15/28	1,400		1,253,179
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes
5.000%	09/29/36		150	121,176
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.200%	12/01/51		15	10,425
6.150%	11/15/52		20	21,680
Sr. Unsec’d. Notes, Series C
4.300%	12/01/56		25	20,231
Consolidated Edison, Inc.,
Sr. Unsec’d. Notes, Series A
0.650%	12/01/23		275	264,149
Consumers Energy Co.,
First Mortgage
2.500%	05/01/60		10	5,682
4.200%	09/01/52		30	25,773
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28		80	76,273
Sr. Unsec’d. Notes, 144A
2.450%	01/15/23		250	249,264
Duke Energy Corp.,
Sr. Unsec’d. Notes
4.300%	03/15/28		25	24,113
4.500%	08/15/32		35	32,889

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Duke Energy Florida LLC,
First Mortgage
5.950%	11/15/52		5	$5,351
Engie SA (France),
Jr. Sub. Notes
3.250%(ff)	11/28/24(oo)	EUR	200	207,878
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		200	184,500
Exelon Corp.,
Sr. Unsec’d. Notes
4.450%	04/15/46		50	42,402
Sr. Unsec’d. Notes, 144A
3.350%	03/15/32		40	34,875
4.100%	03/15/52		10	8,043
Iberdrola International BV (Spain),
Gtd. Notes, Series NC5
1.874%(ff)	01/28/26(oo)	EUR	200	190,229
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, EMTN
7.750%	12/15/27		250	269,500
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.950%	09/22/27		10	9,879
National Grid Electricity Distribution East Midlands PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
3.530%	09/20/28	EUR	140	145,900
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
0.650%	03/01/23		250	248,328
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27		175	173,827
Gtd. Notes, 144A
3.625%	02/15/31		64	48,968
NSTAR Electric Co.,
Sr. Unsec’d. Notes
4.950%	09/15/52		35	33,978
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
2.750%	02/01/27	EUR	145	140,790
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes, 144A
4.950%	09/15/52		10	9,727
Pacific Gas & Electric Co.,
First Mortgage
3.300%	08/01/40		50	33,908
4.950%	07/01/50		20	15,669
Sr. Sec’d. Notes
3.250%	06/01/31		25	20,322
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes
1.875%	11/05/31	EUR	100	76,290
PG&E Corp.,
Sr. Sec’d. Notes
5.250%	07/01/30(a)		550	500,484

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.450%	11/15/31		25	$20,024
Sempra Energy,
Sr. Unsec’d. Notes
3.300%	04/01/25		35	33,598
Southern California Edison Co.,
First Mortgage
5.850%	11/01/27		20	20,651
5.950%	11/01/32		10	10,589
First Mortgage, Series A
4.200%	03/01/29		25	23,783
Southwestern Public Service Co.,
First Mortgage
4.500%	08/15/41		35	30,614
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		150	136,742
8.000%(ff)	10/15/26(oo)		725	693,320
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		245	227,999
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		100	95,965

				6,027,077

Electrical Components & Equipment — 0.0%
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.250%	06/15/28		475	481,581

Electronics — 0.0%
Honeywell International, Inc.,
Sr. Unsec’d. Notes
4.125%	11/02/34	EUR	100	104,893

Engineering & Construction — 0.0%
Aeroporti di Roma SpA (Italy),
Sr. Unsec’d. Notes, EMTN
1.750%	07/30/31	EUR	255	202,392
Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN
2.000%	02/15/33	EUR	600	469,866
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes, EMTN
1.500%	02/11/30	EUR	150	130,363

				802,621

Entertainment — 0.0%
Caesars Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)		100	81,320
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26		400	394,439
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
3.638%	03/15/25		65	61,825
5.050%	03/15/42		50	38,450

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
5.141%	03/15/52		190	$139,514
5.391%	03/15/62		250	183,139
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		5	4,288
Sr. Unsec’d. Notes, 144A
7.750%	04/15/25		4	3,983

				906,958

Foods — 0.1%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	03/15/29		95	79,661
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	993	973,292
Bellis Finco PLC (United Kingdom),
Gtd. Notes
4.000%	02/16/27	GBP	500	439,804
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		37	35,205
Kraft Heinz Foods Co.,
Gtd. Notes
4.250%	03/01/31		10	9,335
4.375%	06/01/46		15	12,253
4.875%	10/01/49		15	13,090
5.200%	07/15/45		50	46,073
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.375%	01/31/32		125	109,176
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	11/04/27	GBP	600	550,991
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.625%	03/08/27	EUR	100	98,352
Post Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31		150	126,700
Sigma Alimentos SA de CV (Mexico),
Gtd. Notes
4.125%	05/02/26		200	189,162

				2,683,094

Gas — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.750%	05/20/27		45	42,068
5.875%	08/20/26		200	190,314
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		75	64,502
National Grid Gas PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.125%	01/14/33	GBP	100	78,588

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas (cont’d.)
Southern California Gas Co.,
First Mortgage
6.350%	11/15/52		25	$27,541
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	05/30/47		20	15,971
Terega SA (France),
Sr. Unsec’d. Notes
0.875%	09/17/30	EUR	200	161,081

				580,065

Healthcare-Products — 0.0%
Baxter International, Inc.,
Sr. Unsec’d. Notes
0.868%	12/01/23		75	72,134
Boston Scientific Corp.,
Sr. Unsec’d. Notes
0.625%	12/01/27	EUR	100	91,950
Danaher Corp.,
Sr. Unsec’d. Notes
2.800%	12/10/51		10	6,653
DH Europe Finance II Sarl,
Gtd. Notes
0.450%	03/18/28	EUR	100	91,150
3.250%	11/15/39		25	20,093
GE HealthCare Technologies, Inc.,
Gtd. Notes, 144A
5.550%	11/15/24		100	100,321
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		75	60,447
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)		75	59,609
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.650%	11/21/34	EUR	145	150,440
4.800%	11/21/27		25	25,125
4.950%	11/21/32		15	15,252

				693,174

Healthcare-Services — 0.1%
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		50	38,808
Centene Corp.,
Sr. Unsec’d. Notes
2.500%	03/01/31		25	19,559
2.625%	08/01/31		25	19,636
CommonSpirit Health,
Sr. Sec’d. Notes
3.817%	10/01/49		60	44,913
3.910%	10/01/50		75	55,462
DaVita, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		400	298,329
4.625%	06/01/30		20	16,118

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Dignity Health,
Sec’d. Notes
5.267%	11/01/64		120	$103,222
Elevance Health, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/51		25	18,821
4.550%	05/15/52		10	8,756
4.625%	05/15/42		20	18,193
6.100%	10/15/52		20	21,540
Hackensack Meridian Health, Inc.,
Sr. Sec’d. Notes
4.211%	07/01/48		100	83,359
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30		40	34,416
5.375%	02/01/25		10	9,989
5.625%	09/01/28		10	9,952
7.500%	11/15/95		130	138,435
7.690%	06/15/25		10	10,489
Humana, Inc.,
Sr. Unsec’d. Notes
5.875%	03/01/33		45	46,630
IQVIA, Inc.,
Gtd. Notes
2.250%	03/15/29	EUR	1,145	1,028,321
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A
9.750%	12/01/26(a)		325	261,643
Roche Holdings, Inc.,
Gtd. Notes, 144A
1.930%	12/13/28		200	171,233
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
5.125%	11/01/27		120	111,976
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2021
2.632%	12/01/40		75	51,495
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/39		20	16,402
4.000%	05/15/29		40	38,194
4.200%	05/15/32		10	9,505
4.750%	05/15/52		10	9,267
5.250%	02/15/28		65	66,542
5.300%	02/15/30		35	36,147
5.350%	02/15/33		35	36,251
5.875%	02/15/53		5	5,429
Willis-Knighton Medical Center,
Sec’d. Notes, Series 2018
4.813%	09/01/48		80	70,908

				2,909,940

Home Builders — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
4.625%	04/01/30		175	141,658
6.625%	01/15/28		4	3,483

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
Beazer Homes USA, Inc.,
Gtd. Notes
7.250%	10/15/29		4	$3,580
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
6.250%	09/15/27		400	355,240
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27		5	4,781
Taylor Morrison Communities, Inc.,
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30		20	17,402

				526,144

Insurance — 0.1%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.375%	06/30/50		5	4,258
Assicurazioni Generali SpA (Italy),
Jr. Sub. Notes, EMTN
4.596%(ff)	11/21/25(oo)	EUR	305	316,917
AXA SA (France),
Sub. Notes, EMTN
5.125%(ff)	07/04/43	EUR	100	107,559
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	04/04/25		35	33,548
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		225	182,914
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	08/19/49		15	10,856
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. (Bermuda),
Sr. Sec’d. Notes, 144A, Cash coupon 7.625% or PIK 8.375%
7.625%	10/15/25		530	490,250
Northwestern Mutual Global Funding,
Sr. Sec’d. Notes, 144A, MTN
1.700%	06/01/28		45	38,015
Pension Insurance Corp. PLC (United Kingdom),
Sub. Notes
5.625%	09/20/30	GBP	205	222,412
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30		60	49,026
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		120	82,251

				1,538,006

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.700%	06/03/60		360	219,113
3.950%	04/13/52		10	8,377

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Internet (cont’d.)
4.050%	08/22/47		20	$17,291
4.100%	04/13/62		400	330,620
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
4.500%	11/15/31	EUR	135	145,962
4.750%	11/15/34	EUR	100	108,529
Prosus NV (China),
Sr. Unsec’d. Notes, 144A
3.257%	01/19/27		200	179,500
Sr. Unsec’d. Notes, 144A, MTN
4.027%	08/03/50		200	126,850

				1,136,242

Leisure Time — 0.0%
Carnival Corp.,
Gtd. Notes, 144A
5.750%	03/01/27		300	213,750
10.500%	06/01/30(a)		240	194,700
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes, 144A
5.375%	07/15/27		200	162,750
5.500%	08/31/26		70	58,712

				629,912

Lodging — 0.0%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32		10	8,004
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
2.900%	06/25/25		160	147,802
3.200%	08/08/24		110	103,967
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
2.800%	03/08/27		200	169,250
5.625%	08/08/25		200	192,000

				621,023

Machinery-Diversified — 0.0%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	01/01/30		25	25,104

Media — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32		240	191,040
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31		25	20,072
4.250%	01/15/34		30	22,184
4.750%	02/01/32		10	8,107
5.000%	02/01/28		10	9,087
5.125%	05/01/27		21	19,596
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52		200	126,144
4.800%	03/01/50		10	7,317

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
Comcast Corp.,
Gtd. Notes
2.800%	01/15/51		25	$15,931
3.450%	02/01/50		20	14,589
5.250%	11/07/25		15	15,204
5.500%	11/15/32		45	46,847
CSC Holdings LLC,
Gtd. Notes, 144A
4.125%	12/01/30		270	190,574
4.500%	11/15/31		200	139,000
6.500%	02/01/29		925	758,940
Sr. Unsec’d. Notes, 144A
5.750%	01/15/30		200	113,085
Discovery Communications LLC,
Gtd. Notes
5.300%	05/15/49		100	75,796
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29		60	38,707
5.875%	11/15/24		25	23,317
7.750%	07/01/26		500	403,503
Time Warner Cable LLC,
Sr. Sec’d. Notes
7.300%	07/01/38		360	359,802
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25		525	500,147
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
5.250%	05/15/29	GBP	291	300,740
Sr. Sec’d. Notes, 144A
5.500%	05/15/29		210	188,024
Walt Disney Co. (The),
Gtd. Notes
2.750%	09/01/49		20	13,254

				3,601,007

Mining — 0.0%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
4.000%	09/11/27		200	187,975
Freeport-McMoRan, Inc.,
Gtd. Notes
4.625%	08/01/30		20	18,695
Yamana Gold, Inc. (Canada),
Gtd. Notes
4.625%	12/15/27		90	83,587

				290,257

Miscellaneous Manufacturing — 0.0%
Eaton Corp.,
Gtd. Notes
4.150%	03/15/33		20	18,634
4.700%	08/23/52		20	18,232

				36,866

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Multi-National — 0.0%
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, GMTN
5.000%	10/06/26	IDR	3,449,000	$211,554
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
1.125%	09/15/36	EUR	115	94,538
3.000%	10/14/33	EUR	115	121,183

				427,275

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		130	115,598

Oil & Gas — 0.3%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31		205	166,772
Apache Corp.,
Sr. Unsec’d. Notes
5.250%	02/01/42		110	90,200
6.000%	01/15/37		40	37,112
Berry Petroleum Co. LLC,
Gtd. Notes, 144A
7.000%	02/15/26		60	55,449
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.625%(ff)	03/22/29(oo)	EUR	205	187,830
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.650%	01/15/32		10	7,965
3.750%	02/15/52		10	7,023
5.250%	06/15/37		105	95,894
Continental Resources, Inc.,
Gtd. Notes, 144A
5.750%	01/15/31		150	139,764
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/30		14	13,063
5.000%	06/15/45		128	110,164
5.250%	10/15/27		32	31,787
5.850%	12/15/25		30	30,574
5.875%	06/15/28		40	40,414
7.875%	09/30/31		20	22,687
7.950%	04/15/32		10	11,416
8.250%	08/01/23		150	153,303
Diamondback Energy, Inc.,
Gtd. Notes
6.250%	03/15/33		50	50,780
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.375%	06/26/26		220	207,493
EQT Corp.,
Sr. Unsec’d. Notes
5.700%	04/01/28		10	9,944
7.000%	02/01/30		20	20,718
Sr. Unsec’d. Notes, 144A
3.125%	05/15/26(a)		760	699,723

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
3.625%	05/15/31(a)		50	$42,390
Equinor ASA (Norway),
Gtd. Notes
2.875%	04/06/25		30	28,738
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
1.450%	03/06/23(d)	CHF	300	259,558
4.250%	04/06/24	GBP	100	81,642
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27		50	47,852
7.300%	08/15/31		25	27,173
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.125%	02/01/27		525	534,844
Northern Oil & Gas Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	03/01/28		50	47,978
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.292%(s)	10/10/36		1,080	542,976
4.100%	02/15/47		80	61,182
4.200%	03/15/48		240	184,552
4.400%	04/15/46		200	157,042
4.500%	07/15/44		150	120,037
6.125%	01/01/31(a)		670	678,035
6.450%	09/15/36		100	102,020
6.600%	03/15/46		130	133,790
6.625%	09/01/30		150	154,993
6.950%	07/01/24		32	32,520
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.625%	01/16/34	GBP	295	308,672
6.850%	06/05/2115		170	143,416
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.375%	01/23/45		150	92,587
Gtd. Notes, EMTN
4.875%	02/21/28	EUR	550	480,676
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25(a)		510	486,111
8.250%	01/15/29		180	185,493
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
3.649%	04/29/31		185	147,243
Shell International Finance BV (Netherlands),
Gtd. Notes
2.875%	11/26/41		10	7,278
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32(a)		740	631,836
TotalEnergies SE (France),
Jr. Sub. Notes, Series NC7, EMTN
1.625%(ff)	10/25/27(oo)	EUR	205	177,675

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	07/28/25	170	$142,194

			8,230,578

Packaging & Containers — 0.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	08/15/27	210	157,571

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39	25	21,410
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
4.375%	08/17/48	15	13,389
6.450%	09/15/37	35	39,589
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27	61	32,029
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	10	4,851
5.000%	02/15/29	35	16,800
5.250%	01/30/30	530	253,303
6.250%	02/15/29	2,270	1,095,275
7.250%	05/30/29	20	9,650
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
3.550%	03/15/42	40	32,528
3.700%	03/15/52	15	11,713
CVS Health Corp.,
Sr. Unsec’d. Notes
5.125%	07/20/45	15	13,668
Eli Lilly & Co.,
Sr. Unsec’d. Notes
2.250%	05/15/50	5	3,151
3.375%	03/15/29	15	14,054
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.750%	12/10/51	10	6,730
Teva Pharmaceutical Finance Co. LLC (Israel),
Gtd. Notes
6.150%	02/01/36(a)	290	256,563
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
3.150%	10/01/26	697	604,735
4.100%	10/01/46	1,417	842,052
7.125%	01/31/25	280	276,202
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	160	121,235

			3,668,927

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines — 0.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29(a)	375	$343,022
7.875%	05/15/26	25	25,387
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	12/15/25	50	49,736
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
3.302%	01/15/35	10	8,128
Cheniere Energy Partners LP,
Gtd. Notes
3.250%	01/31/32	40	31,860
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes
4.625%	10/15/28	20	18,137
DCP Midstream Operating LP,
Gtd. Notes, 144A
6.450%	11/03/36	10	9,857
6.750%	09/15/37	170	173,832
EIG Pearl Holdings Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
3.545%	08/31/36	200	167,725
Energy Transfer LP,
Jr. Sub. Notes, Series B
6.625%(ff)	02/15/28(oo)	280	204,896
Jr. Sub. Notes, Series F
6.750%(ff)	05/15/25(oo)	50	43,250
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	1,340	1,119,418
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	300	260,572
Sr. Unsec’d. Notes
5.400%	10/01/47	225	191,507
6.000%	06/15/48	10	9,020
6.100%	02/15/42	40	36,834
6.250%	04/15/49	20	18,678
6.500%	02/01/42	60	59,281
6.850%	02/15/40	30	29,160
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29	50	44,019
3.300%	02/15/53	10	6,678
4.250%	02/15/48	10	8,064
4.450%	02/15/43	15	12,607
5.100%	02/15/45	30	27,102
5.950%	02/01/41	40	39,938
6.125%	10/15/39	60	61,694
Kinder Morgan Energy Partners LP,
Gtd. Notes, MTN
6.950%	01/15/38	10	10,612
MPLX LP,
Sr. Unsec’d. Notes
5.200%	03/01/47	80	68,007
5.500%	02/15/49	50	44,228

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
ONEOK Partners LP,
Gtd. Notes
5.000%	09/15/23		250	$249,175
ONEOK, Inc.,
Gtd. Notes
4.450%	09/01/49		145	108,569
6.100%	11/15/32		30	30,109
6.350%	01/15/31		25	25,477
Plains All American Pipeline LP,
Jr. Sub. Notes, Series B, 3 Month LIBOR + 4.110%
8.716%(c)	01/30/23(oo)		70	60,402
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
6.700%	05/15/36		50	48,671
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/40		695	583,723
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.000%	01/15/32		10	8,407
4.875%	02/01/31		40	36,142
5.500%	03/01/30		20	18,847
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
7.850%	02/01/26		240	255,952
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.350%	02/01/25		30	28,387
3.950%	06/01/25		100	94,801
4.300%	02/01/30		75	65,694
4.500%	03/01/28		110	100,802
5.450%	04/01/44		180	150,340
5.500%	08/15/48		160	132,886
5.500%	02/01/50		555	458,905
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/15/30		50	43,802
4.650%	08/15/32		10	9,328
5.100%	09/15/45		10	8,747
5.300%	08/15/52		15	13,512
5.750%	06/24/44		20	19,058
6.300%	04/15/40		80	81,936
8.750%	03/15/32		170	201,871

				5,958,792

Real Estate — 0.1%
Balder Finland OYJ (Sweden),
Gtd. Notes, EMTN
1.000%	01/20/29	EUR	255	181,021
Blackstone Property Partners Europe Holdings Sarl (Luxembourg),
Sr. Unsec’d. Notes, EMTN
2.200%	07/24/25	EUR	305	289,945
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28		550	495,204

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate (cont’d.)
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A
5.250%	04/15/29		400	$337,941
Logicor Financing Sarl (Luxembourg),
Gtd. Notes, EMTN
1.625%	07/15/27	EUR	305	263,768
Sun Hung Kai Properties Capital Market Ltd. (Hong Kong),
Gtd. Notes, EMTN
3.160%	01/25/28	CNH	2,000	270,164

				1,838,043

Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.,
Sr. Unsec’d. Notes
0.450%	01/15/27	EUR	100	91,586
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.500%	08/16/31		10	7,657
4.125%	05/15/29		145	129,556
Crown Castle, Inc.,
Sr. Unsec’d. Notes
2.900%	03/15/27		15	13,654
Digital Euro Finco LLC,
Gtd. Notes
1.125%	04/09/28	EUR	305	263,452
Diversified Healthcare Trust,
Gtd. Notes
9.750%	06/15/25		329	315,484
Sr. Unsec’d. Notes
4.750%	05/01/24		5	4,316
4.750%	02/15/28		116	65,930
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/31		165	140,333
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
0.993%	10/15/26	EUR	200	161,972
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25		865	839,527
VICI Properties LP,
Sr. Unsec’d. Notes
4.950%	02/15/30		125	117,681
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.250%	12/01/26		5	4,666
4.500%	01/15/28		145	132,604

				2,288,418

Retail — 0.1%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.500%	02/15/29		20	17,200
3.875%	01/15/28		70	63,087
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.250%	10/30/25	EUR	1,155	1,080,278

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.250%	04/15/32		40	$35,557
3.300%	04/15/40		15	11,968
4.950%	09/15/52		15	14,493
Walmart, Inc.,
Sr. Unsec’d. Notes
1.800%	09/22/31		25	20,385

				1,242,968

Semiconductors — 0.0%
Broadcom, Inc.,
Gtd. Notes
4.300%	11/15/32		15	13,243
Gtd. Notes, 144A
2.600%	02/15/33		225	168,658
Sr. Unsec’d. Notes, 144A
3.469%	04/15/34		35	27,750
Microchip Technology, Inc.,
Sr. Unsec’d. Notes
4.333%	06/01/23		174	173,209

				382,860

Software — 0.0%
Microsoft Corp.,
Sr. Unsec’d. Notes
3.041%	03/17/62		25	17,414
Oracle Corp.,
Sr. Unsec’d. Notes
3.600%	04/01/50		55	37,522
6.150%	11/09/29		10	10,396
6.250%	11/09/32		35	36,752

				102,084

Telecommunications — 0.1%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
5.500%	10/15/29		400	304,440
AT&T, Inc.,
Sr. Unsec’d. Notes
1.600%	05/19/28	EUR	175	165,976
3.550%	09/15/55		165	111,444
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27		50	34,293
CommScope, Inc.,
Sr. Sec’d. Notes, 144A
4.750%	09/01/29		10	8,076
Empresa Nacional de Telecomunicaciones SA (Chile),
Sr. Unsec’d. Notes, 144A
3.050%	09/14/32		150	119,325
NTT Finance Corp. (Japan),
Gtd. Notes, 144A
0.373%	03/03/23		275	272,853
Orange SA (France),
Jr. Sub. Notes, EMTN
2.375%(ff)	01/15/25(oo)	EUR	200	202,115

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		64	$76,132
Sprint LLC,
Gtd. Notes
7.625%	02/15/25		385	398,641
7.875%	09/15/23		34	34,508
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26		14	12,750
2.625%	02/15/29		40	33,951
2.875%	02/15/31		40	33,024
3.000%	02/15/41		35	24,708
3.875%	04/15/30		165	149,775
5.650%	01/15/53		20	19,453
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.400%	03/22/41		20	15,061
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes
3.250%	01/31/31	EUR	340	288,623
Sr. Sec’d. Notes, 144A
4.750%	07/15/31		200	163,000
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.625%	11/24/30	EUR	100	90,053

				2,558,201

Transportation — 0.0%
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
2.450%	12/02/31		20	16,592
3.100%	12/02/51		5	3,403
CSX Corp.,
Sr. Unsec’d. Notes
4.500%	11/15/52		10	8,735
Kazakhstan Temir Zholy National Co. JSC (Kazakhstan),
Gtd. Notes
3.250%	12/05/23	CHF	170	177,074
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.950%	03/10/52		30	20,343
XPO CNW, Inc.,
Sr. Unsec’d. Notes
6.700%	05/01/34		130	117,714
XPO, Inc.,
Gtd. Notes, 144A
6.250%	05/01/25		4	4,041

				347,902

Water — 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.250%	06/01/51		25	17,908
4.200%	09/01/48		25	20,953

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Water (cont’d.)
Suez SACA (France),
Sr. Unsec’d. Notes, EMTN
2.875%	05/24/34	EUR	100	$89,732

				128,593

TOTAL CORPORATE BONDS (cost $94,116,426)				77,569,862

FLOATING RATE AND OTHER LOANS — 0.1%
Building Materials — 0.0%
Hunter Douglas, Inc. (Netherlands),
Tranche B-1 Term Loans, 3 Month SOFR + 3.500%
7.859%(c)	02/26/29		169	148,387

Commercial Services — 0.0%
Prime Security Services Borrower LLC,
2021 Refinancing Term B-1 Loan, 3 Month LIBOR + 2.750%
6.505%(c)	09/23/26		55	54,654

Computers — 0.0%
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.750%
8.084%(c)	03/01/29		398	369,643
Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
8.134%(c)	02/01/28		193	188,605

				558,248

Diversified Financial Services — 0.0%
Edelman Financial Center LLC (The),
2021 Refinancing Term Loan, 1 Month LIBOR + 3.500%
7.884%(c)	04/07/28		19	17,798
Jane Street Group LLC,
Dollar Term Loan, 1 Month LIBOR + 2.750%
7.134%(c)	01/26/28		29	27,976

				45,774

Healthcare-Services — 0.0%
LifePoint Health, Inc.,
First Lien Term B Loan, 3 Month LIBOR + 3.750%
8.165%(c)	11/16/25		64	59,933
Phoenix Guarantor, Inc.,
Tranche B-1 Term Loan, 1 Month LIBOR + 3.250%
7.634%(c)	03/05/26		29	27,091

				87,024

Insurance — 0.0%
Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000%
7.384%(c)	11/03/24		67	65,278

Leisure Time — 0.0%
Alterra Mountain Co.,
2028 Term Loan B, 1 Month LIBOR + 3.500%
7.884%(c)	08/17/28		29	28,530

Lodging — 0.0%
Caesars Resort Collection LLC,
Term B Loan, 1 Month LIBOR + 2.750%
7.134%(c)	12/23/24		100	99,778

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Lodging (cont’d.)
Hilton Worldwide Finance LLC,
Refinance Series B-2 Term Loan, 1 Month LIBOR + 1.750%
6.173%(c)	06/22/26	47	$47,281

			147,059

Media — 0.1%
Charter Communications Operating LLC,
Term Loan B1, 1 Month LIBOR + 1.750%
6.140%(c)	04/30/25	150	149,287
CSC Holdings LLC,
September 2019 Term Loan, 1 Month LIBOR + 2.500%
6.834%(c)	04/15/27	246	219,120
Diamond Sports Group LLC,
Second Lien Term loan, 1 Month SOFR + 3.350%
7.584%(c)	08/24/26	323	39,073
Univision Communications, Inc.,
2021 Replacement Term Loan, 1 Month LIBOR + 3.250%
7.634%(c)	03/15/26	171	168,010
Virgin Media Bristol LLC,
N Facility, 1 Month LIBOR + 2.500%
6.818%(c)	01/31/28	50	49,055

			624,545

Retail — 0.0%
1011778 BC Unlimited Liability Co. (Canada),
Term Loan B-4, 3 Month LIBOR + 1.750%
6.149%(c)	11/19/26	93	91,141

Telecommunications — 0.0%
Level 3 Financing, Inc.,
Tranche B 2027 Term Loans, 1 Month LIBOR + 1.750%
6.134%(c)	03/01/27	32	30,881
West Corp.,
Initial Term B Loan, 3 Month LIBOR + 4.000%
8.730%(c)	10/10/24	398	363,472

			394,353

TOTAL FLOATING RATE AND OTHER LOANS (cost $2,384,564)			2,244,993

MUNICIPAL BONDS — 0.0%
Michigan — 0.0%
City of Detroit,
General Obligation Limited, Series B-1
4.000%	04/01/44	70	49,091

New York — 0.0%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	50	51,424

TOTAL MUNICIPAL BONDS (cost $124,819)			100,515

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Banc of America Funding Trust,
Series 2006-I, Class 4A1
3.860%(cc)	10/20/46	28	22,707
Series 2015-R02, Class 9A2, 144A
4.118%(cc)	03/27/36	1,184	1,011,744

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
BVRT Financing Trust,
Series 2021-04, Class F, 144A, 1 Month SOFR + 2.000%
5.807%(c)	09/12/26^	63	$62,645
Connecticut Avenue Securities Trust,
Series 2019-R05, Class 1B1, 144A, 1 Month LIBOR + 4.100% (Cap N/A, Floor 0.000%)
8.116%(c)	07/25/39	101	102,855
Series 2022-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
7.078%(c)	12/25/41	110	103,249
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)
9.178%(c)	03/25/42	20	20,000
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
7.928%(c)	11/25/50	205	195,775
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
6.928%(c)	12/25/50	250	234,433
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)
6.978%(c)	01/25/34	250	228,317
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
7.078%(c)	12/25/33	30	25,686
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
7.278%(c)	09/25/41	30	25,623
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
6.028%(c)	09/25/41	70	61,616
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)
6.828%(c)	04/25/42	60	59,288
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49	232	214,779
Government National Mortgage Assoc.,
Series 2015-H30, Class FA, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
4.522%(c)	08/20/61	2	1,886
HomeBanc Mortgage Trust,
Series 2005-03, Class M4, 1 Month LIBOR + 1.005% (Cap 11.500%, Floor 1.005%)
5.049%(c)	07/25/35	360	336,679
Lehman Mortgage Trust,
Series 2006-05, Class 2A2, IO, 1 Month LIBOR + 7.150% (Cap 7.150%, Floor 0.000%)
3.106%(c)	09/25/36	225	28,746
Residential Asset Securitization Trust,
Series 2005-A15, Class 2A11, IO, 1 Month LIBOR + 5.550% (Cap 5.550%, Floor 0.000%)
1.506%(c)	02/25/36	1,429	155,765

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
RFMSI Trust,
Series 2003-S09, Class A1
6.500%	03/25/32		2	$1,622

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $3,088,109)				2,893,415

SOVEREIGN BONDS — 2.9%
Andorra International Bond (Andorra),
Sr. Unsec’d. Notes, EMTN
1.250%	05/06/31	EUR	200	171,040
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.500%(cc)	07/09/30		824	223,027
1.000%	07/09/29		46	12,130
3.875%(cc)	01/09/38		308	97,123
Australia Government Bond (Australia),
Bonds, Series 165
1.750%	11/21/32	AUD	70	38,790
Sr. Unsec’d. Notes, Series 150
3.000%	03/21/47	AUD	1,690	909,935
Sr. Unsec’d. Notes, Series 156
2.750%	05/21/41	AUD	460	248,514
Sr. Unsec’d. Notes, Series 159
0.250%	11/21/24	AUD	178	114,279
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	342	134,234
Sr. Unsec’d. Notes, Series 164
0.500%	09/21/26	AUD	299	181,839
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.220%	04/26/35	EUR	55	56,705
Sr. Unsec’d. Notes, EMTN
6.350%	11/30/41	EUR	50	62,424
Bonos de la Tesoreria de la Republica en pesos (Chile),
Unsec’d. Notes, 144A
2.800%	10/01/33	CLP	15,000	14,302
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		819	792,536
Brazil Notas do Tesouro Nacional (Brazil),
Notes, Series NTNF
10.000%	01/01/27	BRL	38,646	6,757,879
10.000%	01/01/31	BRL	4,500	743,563
Brazil Notas do Tesouro Nacional Serie B (Brazil),
Notes
6.000%	05/15/23	BRL	395	75,089
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
5.000%	01/27/45		690	510,514
Bundesobligation (Germany),
Bonds, Series 186
1.300%	10/15/27	EUR	976	986,786
Bundesrepublik Deutschland Bundesanleihe (Germany),
Bonds
0.000%	08/15/31	EUR	80	69,462
0.000%	02/15/32	EUR	248	212,334

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
1.700%	08/15/32	EUR	283	$280,764
2.500%	07/04/44	EUR	45	47,472
3.250%	07/04/42	EUR	14	16,447
Bonds, Series G
0.000%	08/15/50	EUR	543	296,129
Caisse d’Amortissement de la Dette Sociale (France),
Sr. Unsec’d. Notes, EMTN
0.125%	10/25/23	EUR	400	418,066
Unsec’d. Notes, EMTN
1.750%	11/25/27	EUR	400	399,204
Canada Housing Trust No. 1 (Canada),
Gov’t. Gtd. Notes, 144A
2.350%	06/15/27	CAD	85	59,207
Canadian Government Bond (Canada),
Bonds
2.000%	12/01/51	CAD	32	17,975
2.750%	08/01/24	CAD	330	238,464
3.500%	12/01/45	CAD	101	76,578
4.000%	06/01/41	CAD	58	46,553
China Government Bond (China),
Bonds, Series INBK
2.760%	05/15/32	CNH	107,050	15,316,501
Sr. Unsec’d. Notes
3.310%	11/30/25	CNH	2,500	366,823
3.380%	11/21/24	CNH	2,000	292,554
3.390%	05/21/25	CNH	2,000	293,202
3.480%	06/29/27	CNH	5,500	812,265
3.950%	06/29/43	CNH	3,000	458,572
4.290%	05/22/29	CNH	1,000	155,237
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes, EMTN
3.875%	03/22/26	EUR	655	658,988
Colombian TES (Colombia),
Bonds, Series B
7.250%	10/18/34	COP	206,300	27,893
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
1.125%	06/19/29	EUR	100	90,908
1.500%	06/17/31	EUR	240	212,559
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, EMTN
1.250%	01/21/40	EUR	435	303,630
Czech Republic Government Bond (Czech Republic),
Bonds, Series 078
2.500%	08/25/28	CZK	1,520	58,646
Denmark Government Bond (Denmark),
Bonds
4.500%	11/15/39	DKK	380	67,711
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.875%	01/30/60		190	138,854
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
5.250%	10/06/25		200	179,000
European Financial Stability Facility (Supranational Bank),
Gov’t. Gtd. Notes
0.000%	10/15/25	EUR	90	88,751
0.400%	01/26/26	EUR	85	84,106

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Gov’t. Gtd. Notes, EMTN
1.450%	09/05/40	EUR	90	$72,883
European Stability Mechanism (Supranational Bank),
Sr. Unsec’d. Notes
0.000%	12/16/24	EUR	58	58,073
0.000%	12/15/26	EUR	120	114,147
European Union (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.000%	04/22/31	EUR	30	24,989
0.000%	07/04/35	EUR	80	57,257
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, 144A
0.250%	09/15/40	EUR	85	55,340
French Republic Government Bond OAT (France),
Bonds
0.000%	02/25/26	EUR	171	167,912
0.000%	02/25/27	EUR	361	344,144
0.000%	11/25/31	EUR	1,070	880,025
0.750%	05/25/52	EUR	135	75,760
2.000%	11/25/32	EUR	158	154,280
4.500%	04/25/41	EUR	149	183,227
Bonds, 144A
0.750%	05/25/53	EUR	100	54,706
Gabon Government International Bond (Gabon),
Sr. Unsec’d. Notes, 144A
7.000%	11/24/31		310	253,677
Hellenic Republic Government Bond (Greece),
Bonds, 144A
0.750%	06/18/31	EUR	8,598	6,733,228
Sr. Unsec’d. Notes, 144A
1.875%	02/04/35	EUR	200	156,568
Hungary Government Bond (Hungary),
Bonds, Series 30-A
3.000%	08/21/30	HUF	18,100	32,655
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.625%	04/28/32	EUR	300	229,872
Sr. Unsec’d. Notes, 144A
5.250%	06/16/29		200	190,162
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.100%	03/12/33	EUR	225	174,891
4.150%	09/20/27		200	196,022
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	565	585,262
Indonesia Treasury Bond (Indonesia),
Bonds, Series 056
8.375%	09/15/26	IDR	331,000	22,591
Bonds, Series 059
7.000%	05/15/27	IDR	15,649,000	1,026,345
Bonds, Series 065
6.625%	05/15/33	IDR	2,551,000	158,050
Bonds, Series 068
8.375%	03/15/34	IDR	17,249,000	1,211,059
Bonds, Series 076
7.375%	05/15/48	IDR	47,000	3,013
Bonds, Series 078
8.250%	05/15/29	IDR	11,200,000	771,248

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Bonds, Series 079
8.375%	04/15/39	IDR	6,092,000	$431,048
Bonds, Series 087
6.500%	02/15/31	IDR	12,493,000	781,239
Bonds, Series 091
6.375%	04/15/32	IDR	11,141,000	688,262
Bonds, Series FR96
7.000%	02/15/33	IDR	11,665,000	749,692
Ireland Government Bond (Ireland),
Unsec’d. Notes
0.000%	10/18/31	EUR	83	68,135
1.500%	05/15/50	EUR	30	22,201
Isle of Man Government International Bond (United Kingdom),
Unsec’d. Notes
5.375%	08/14/34	GBP	100	127,145
Israel Government Bond (Israel),
Bonds, Series 0330
1.000%	03/31/30	ILS	239	56,596
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds, Series 50Y, 144A
2.800%	03/01/67	EUR	32	22,705
Sr. Unsec’d. Notes
2.800%	06/15/29	EUR	274	269,817
Sr. Unsec’d. Notes, 144A
2.150%	03/01/72	EUR	13	7,628
Sr. Unsec’d. Notes, Series 05Y
0.000%	04/01/26	EUR	125	118,854
Sr. Unsec’d. Notes, Series 10Y
2.500%	12/01/32	EUR	76	67,712
Sr. Unsec’d. Notes, Series 10Y, 144A
0.600%	08/01/31	EUR	1,400	1,092,741
0.950%	12/01/31	EUR	667	530,195
Sr. Unsec’d. Notes, Series 13Y, 144A
4.000%	04/30/35	EUR	345	341,478
Sr. Unsec’d. Notes, Series 31Y, 144A
1.700%	09/01/51	EUR	42	24,558
Sr. Unsec’d. Notes, Series 34Y, 144A
1.500%	04/30/45	EUR	71	42,463
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.750%	12/31/32		75	70,734
Sr. Unsec’d. Notes, 144A
6.125%	06/15/33		300	267,000
Japan Government Forty Year Bond (Japan),
Bonds, Series 09
0.400%	03/20/56	JPY	22,050	115,494
Japan Government Ten Year Bond (Japan),
Bonds, Series 337
0.300%	12/20/24	JPY	136,300	1,043,782
Bonds, Series 345
0.100%	12/20/26	JPY	18,050	137,195
Japan Government Thirty Year Bond (Japan),
Bonds, Series 56
0.800%	09/20/47	JPY	56,950	374,579
Bonds, Series 65
0.400%	12/20/49	JPY	25,600	148,208

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Japan Government Twenty Year Bond (Japan),
Bonds, Series 157
0.200%	06/20/36	JPY	121,700	$844,488
Bonds, Series 162
0.600%	09/20/37	JPY	29,100	209,597
Bonds, Series 181
0.900%	06/20/42	JPY	36,150	257,795
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
1.500%	09/30/34	EUR	145	114,937
2.375%	11/09/28	EUR	225	216,435
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
7.250%	02/28/28		200	176,000
Kingdom of Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes, Series 60, 144A
4.250%	03/28/41	EUR	75	88,394
Sr. Unsec’d. Notes, Series 94, 144A
0.350%	06/22/32	EUR	240	197,649
Sr. Unsec’d. Notes, Series 95, 144A
1.400%	06/22/53	EUR	42	27,901
Korea Treasury Bond (South Korea),
Bonds, Series 2912
1.375%	12/10/29	KRW	171,890	116,077
Bonds, Series 3112
2.375%	12/10/31	KRW	27,050	19,087
Bonds, Series 4009
1.500%	09/10/40	KRW	102,940	58,084
Bonds, Series 5003
1.500%	03/10/50	KRW	164,570	81,674
Sr. Unsec’d. Notes, Series 2406
1.125%	06/10/24	KRW	248,710	189,400
Sr. Unsec’d. Notes, Series 2603
1.250%	03/10/26	KRW	97,610	71,268
Malaysia Government Bond (Malaysia),
Bonds, Series 0307
3.502%	05/31/27	MYR	1,124	251,059
Mexican Bonos (Mexico),
Bonds, Series M
5.500%	03/04/27	MXN	41	181,870
8.000%	11/07/47	MXN	17,470	799,862
Sr. Unsec’d. Notes, Series M
7.750%	11/13/42	MXN	52,046	2,333,263
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
1.125%	01/17/30	EUR	450	390,570
Netherlands Government Bond (Netherlands),
Bonds, 144A
0.000%	01/15/27	EUR	150	144,015
0.000%	01/15/38	EUR	258	177,539
0.000%	01/15/52	EUR	28	14,103
New Zealand Government Bond (New Zealand),
Bonds, Series 0427
4.500%	04/15/27	NZD	115	72,723
Bonds, Series 0551
2.750%	05/15/51	NZD	330	149,501
Unsec’d. Notes, Series 0532
2.000%	05/15/32	NZD	1,564	805,242

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Norway Government Bond (Norway),
Sr. Unsec’d. Notes, 144A, Series 478
1.500%	02/19/26	NOK	1,693	$164,496
Peru Government Bond (Peru),
Sr. Unsec’d. Notes
5.400%	08/12/34	PEN	105	22,124
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.250%	03/11/33	EUR	395	293,197
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
0.700%	02/03/29	EUR	125	110,290
1.200%	04/28/33	EUR	230	189,392
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
0.900%	10/12/35	EUR	100	76,967
Unsec’d. Notes, 144A
1.000%	04/12/52	EUR	580	303,185
Province of Alberta (Canada),
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	150	104,094
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
1.550%	06/18/31	CAD	150	91,456
Province of Ontario (Canada),
Bonds
1.900%	12/02/51	CAD	100	44,932
Sr. Unsec’d. Notes, EMTN
0.250%	12/15/26	GBP	353	359,438
Unsec’d. Notes
2.150%	06/02/31	CAD	200	128,416
Province of Quebec (Canada),
Sr. Unsec’d. Notes
1.500%	09/01/31	CAD	150	90,609
Unsec’d. Notes
3.500%	12/01/45	CAD	75	48,796
Province of Saskatchewan (Canada),
Sr. Unsec’d. Notes
3.250%	06/08/27		134	127,630
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A, MTN
5.250%(cc)	09/01/37		368	126,810
Region of Lazio (Italy),
Sr. Unsec’d. Notes
3.088%	03/31/43	EUR	86	75,993
Republic of Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
0.750%	10/20/26	EUR	143	141,794
0.850%	06/30/2120	EUR	14	5,653
1.850%	05/23/49	EUR	25	20,303
2.400%	05/23/34	EUR	62	61,242
Republic of Poland Government Bond (Poland),
Bonds, Series 0432
1.750%	04/25/32	PLN	14,830	2,219,414
Bonds, Series 0726
2.500%	07/25/26	PLN	422	83,210

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Romania Government Bond (Romania),
Bonds, Series 10Y
8.250%	09/29/32	RON	90	$19,414
Romanian Government International Bond (Romania),
Unsec’d. Notes, 144A
2.750%	04/14/41	EUR	55	32,871
Unsec’d. Notes, 144A, MTN
1.375%	12/02/29	EUR	105	81,439
Russian Federal Bond - OFZ (Russia),
Bonds, Series 6212
7.050%	01/19/28	RUB	22,556	82,578
Bonds, Series 6221
7.700%	03/23/33	RUB	11,090	40,601
Bonds, Series 6224
6.900%	05/23/29(d)	RUB	74,290	271,977
Bonds, Series 6225
7.250%	05/10/34(d)	RUB	80,540	294,858
Bonds, Series 6230
7.700%	03/16/39(d)	RUB	49,711	181,993
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
5.500%	10/25/32		200	211,800
Sr. Unsec’d. Notes, EMTN
0.625%	03/03/30	EUR	400	349,850
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
3.125%	05/15/27	EUR	520	477,418
Singapore Government Bond (Singapore),
Bonds
3.500%	03/01/27	SGD	221	169,040
Spain Government Bond (Spain),
Sr. Unsec’d. Notes, 144A
0.850%	07/30/37	EUR	37	26,233
1.000%	10/31/50(k)	EUR	815	448,943
1.900%	10/31/52	EUR	99	67,222
2.550%	10/31/32	EUR	337	328,766
Sweden Government Bond (Sweden),
Bonds, Series 1062, 144A
0.125%	05/12/31	SEK	1,000	79,499
Swiss Confederation Government Bond (Switzerland),
Bonds
1.500%	04/30/42	CHF	55	58,138
3.250%	06/27/27	CHF	43	50,171
3.500%	04/08/33	CHF	45	57,469
Thailand Government Bond (Thailand),
Bonds
4.675%	06/29/44	THB	2,367	81,006
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
6.750%	06/20/28(d)	EUR	1,030	197,979
United Kingdom Gilt (United Kingdom),
Bonds
0.250%	07/31/31	GBP	198	179,503
0.375%	10/22/26	GBP	18	19,265
0.500%	10/22/61	GBP	85	36,677
0.625%	07/31/35	GBP	460	374,767
0.875%	07/31/33	GBP	335	302,295
1.250%	07/31/51	GBP	331	216,312

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
4.250%	12/07/40	GBP	200	$247,620
Unsec’d. Notes
1.125%	01/31/39	GBP	136	108,484

TOTAL SOVEREIGN BONDS (cost $89,637,540)				73,474,573

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.3%
Federal Home Loan Mortgage Corp.
1.500%	04/01/41		21	17,503
1.500%	04/01/51		82	63,339
2.000%	06/01/36		119	105,966
2.000%	08/01/50		78	63,973
2.000%	03/01/51		20	16,435
2.500%	01/01/51		100	85,071
2.500%	02/01/51		648	553,536
4.000%	07/01/47		44	42,044
5.000%	08/01/52		50	48,859
6.250%	07/15/32		90	104,949
6.750%	03/15/31(k)		320	376,520
Federal National Mortgage Assoc.
1.500%	11/01/41		46	37,687
2.000%	05/01/36		37	32,638
2.000%	02/01/37		41	36,728
2.000%	06/01/40		14	12,059
2.000%	12/01/40		37	31,784
2.000%	11/01/41		114	97,015
2.000%	02/01/51		77	63,151
2.000%	03/01/51		24	19,650
2.000%	03/01/51		29	23,974
2.000%	08/01/51		138	112,301
2.000%	08/01/51		863	708,399
2.500%	06/01/36		104	95,561
2.500%	06/01/40		54	47,363
2.500%	11/01/51		115	98,044
2.500%	12/01/51		72	61,864
2.500%	01/01/52		48	40,904
3.000%	03/01/33		78	74,286
3.000%	06/01/38		54	50,553
3.000%	04/01/40		47	41,375
3.000%	12/01/50		94	83,748
3.000%	05/01/51		69	61,222
3.000%	08/01/51		352	309,626
3.500%	06/01/45		144	135,406
3.500%	10/01/45		62	57,477
3.500%	06/01/49		189	175,239
4.000%	06/01/48		62	59,048
4.000%	06/01/48		140	133,550
4.000%	11/01/48		61	58,625
4.000%	04/01/50		19	18,317
4.000%	05/01/52		75	70,061
4.000%	09/01/52		673	631,675
4.500%	06/01/47		52	51,133
4.500%	06/01/48		67	65,726
4.500%	09/01/48		20	19,975
4.500%	07/01/52		75	71,733
5.000%	08/01/52		149	147,135
6.625%	11/15/30(k)		155	180,803
7.125%	01/15/30(k)		10	11,817

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
Government National Mortgage Assoc.
2.000%	10/20/50	95	$80,408
2.000%	11/20/50	28	23,291
2.000%	11/20/51	44	36,792
2.500%	11/20/51	332	288,058
3.000%	07/20/51	236	211,076
3.500%	10/20/41	40	37,802
3.500%	01/20/46	28	26,171
3.500%	12/20/46	23	21,745
3.500%	09/20/48	52	48,712
4.000%	03/20/46	60	57,522
4.000%	06/20/48	40	38,087
4.000%	12/20/50	12	11,106
4.500%	12/20/45	54	53,925
5.000%	10/20/52	50	49,349

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $7,443,609)			6,489,891

U.S. TREASURY OBLIGATIONS — 9.7%
U.S. Treasury Bonds
1.125%	08/15/40	230	143,247
1.375%	11/15/40(k)	477	310,423
1.750%	08/15/41(k)	772	529,113
1.875%	02/15/51	76	48,685
2.000%	11/15/41	1,470	1,051,509
2.000%	02/15/50	110	73,030
2.000%	08/15/51	125	82,266
2.250%	05/15/41(h)(k)	15,740	11,834,512
2.250%	08/15/49	420	296,953
2.250%	02/15/52(h)	301	210,371
2.375%	02/15/42	3,370	2,574,891
2.875%	05/15/49	270	218,236
2.875%	05/15/52	445	358,364
3.000%	08/15/52	425	352,352
3.250%	05/15/42	180	158,006
3.375%	08/15/42	985	880,805
4.000%	11/15/52	1,760	1,769,625
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	01/15/30	28,593	25,673,643
0.125%	01/15/31	27,744	24,604,375
0.125%	02/15/51	3,268	2,103,727
0.250%	01/15/25	24,032	23,050,849
0.250%	02/15/50	2,347	1,582,568
0.500%	04/15/24	23,219	22,582,764
0.500%	01/15/28	33,408	31,413,693
0.625%	04/15/23	6,599	6,530,689
0.625%	01/15/26	1,072	1,028,876
0.625%	07/15/32	3,035	2,778,959
0.625%	02/15/43	1,063	855,322
0.750%	02/15/42	9,225	7,714,893
0.750%	02/15/45	6,283	5,071,824
0.875%	02/15/47	370	303,259
1.000%	02/15/48	701	587,166
1.000%	02/15/49	6,833	5,716,631
2.000%	01/15/26	19,342	19,311,690
2.125%	02/15/41	2,477	2,613,006
2.375%	01/15/27	222	225,826
2.500%	01/15/29	1,305	1,358,689

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. TREASURY OBLIGATIONS(continued)
3.375%	04/15/32		13,349	$15,232,697
3.625%	04/15/28		1,096	1,194,790
U.S. Treasury Notes
0.375%	07/15/24(k)		250	234,189
0.750%	01/31/28		15,500	13,183,477
1.250%	06/30/28(h)		230	198,842
2.375%	03/31/29(k)		565	514,282
2.625%	05/31/27		1,134	1,068,972
2.875%	05/15/32(k)		530	488,594
3.000%	07/31/24		58	56,559
4.000%	10/31/29		1,030	1,030,483
4.125%	11/15/32		111	113,220
U.S. Treasury Strips Coupon
1.942%(s)	11/15/40		1,450	679,461
2.216%(s)	02/15/42(k)		5,700	2,500,875

TOTAL U.S. TREASURY OBLIGATIONS (cost $276,986,412)				242,497,278

TOTAL LONG-TERM INVESTMENTS (cost $1,846,715,562)				1,714,693,153

		Shares

SHORT-TERM INVESTMENTS — 33.1%

AFFILIATED MUTUAL FUNDS — 16.3%
PGIM Core Ultra Short Bond Fund(wd)			335,684,053	335,684,053
PGIM Institutional Money Market Fund (cost $71,432,959; includes $71,096,362 of cash collateral for securities on loan)(b)(wd)			71,476,484	71,440,746

TOTAL AFFILIATED MUTUAL FUNDS (cost $407,117,012)				407,124,799

Interest Rate	Maturity Date	Principal Amount (000)#

COMMERCIAL PAPER(n) — 0.0%
Vodafone Group PLC
4.628%	01/05/23		250	249,808
VW Credit, Inc.
4.701%	01/18/23		250	249,387

TOTAL COMMERCIAL PAPER (cost $499,321)				499,195

FOREIGN TREASURY OBLIGATION(n) — 0.1%
Japan Treasury Discount Bills, Series 1113
(0.163)%	01/16/23	JPY	221,950	1,690,073

(cost $1,523,052)

U.S. TREASURY OBLIGATIONS(n) — 7.6%
U.S. Treasury Bills
4.176%	03/16/23(h)(k)		26,906	26,677,746
4.489%	04/27/23(k)		25,000	24,651,780
3.050%	07/13/23(k)		74,000	72,252,649
4.677%	11/02/23		68,000	65,435,654

TOTAL U.S. TREASURY OBLIGATIONS (cost $189,570,886)				189,017,829

	Shares	Value

UNAFFILIATED FUNDS — 8.8%
BlackRock Liquidity FedFund (Institutional Shares)	40,146,029	$40,146,029
Goldman Sachs Financial Square Government Fund (Institutional Shares)	40,146,030	40,146,030
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Shares)	599,481	599,481
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio (Institutional Shares)	137,306,726	137,306,726

TOTAL UNAFFILIATED FUNDS (cost $218,198,266)		218,198,266

OPTIONS PURCHASED*~ — 0.3% (cost $8,331,104)		6,736,570

TOTAL SHORT-TERM INVESTMENTS (cost $825,239,641)		823,266,732

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—102.0% (cost $2,671,955,203)		2,537,959,885

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $1,874,550)		(839,572)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—102.0% (cost $2,670,080,653)		2,537,120,313
Liabilities in excess of other assets(z) — (2.0)%		(49,513,235)

NET ASSETS — 100.0%		$2,487,607,078

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $204,756 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $69,240,595; cash collateral of $71,096,362 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

90 Day Euro Dollar Futures	Call	12/18/23	$97.13	448		1,120	$100,800
90 Day Euro Dollar Futures	Call	12/18/23	$99.75	600		1,500	18,750
5 Year U.S. Treasury Notes Futures	Call	01/27/23	$108.00	28		28	16,844
5 Year U.S. Treasury Notes Futures	Call	01/27/23	$108.25	32		32	15,500
5 Year U.S. Treasury Notes Futures	Call	01/27/23	$108.75	22		22	6,531
5 Year U.S. Treasury Notes Futures	Call	01/27/23	$109.50	36		36	4,781
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$112.25	14		14	13,562
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$112.75	12		12	8,625
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$112.50	28		28	23,625
20 Year U.S. Treasury Bonds Futures	Call	01/27/23	$125.00	7		7	14,656
20 Year U.S. Treasury Bonds Futures	Call	01/27/23	$126.00	10		10	15,781
20 Year U.S. Treasury Bonds Futures	Call	01/27/23	$129.00	5		5	2,969
20 Year U.S. Treasury Bonds Futures	Call	01/27/23	$131.00	12		12	3,562
Australian Dollar Currency	Call	02/03/23	68.00	4		4	5,040
Euro Futures	Call	01/06/23	1.06	4		500	8,100
Euro-Bund Futures	Call	01/27/23	133.50	7	EUR	7	9,216
Euro-Bund Futures	Call	01/27/23	134.00	3	EUR	3	3,276
Japanese Yen Currency	Call	01/06/23	73.00	12		15	61,050
S&P 500 Index	Call	07/30/27	$4,290.00	90		9	6,359,805
10 Year U.S. Treasury Notes Futures	Put	01/27/23	$112.00	28		28	22,312
10 Year U.S. Treasury Notes Futures	Put	01/27/23	$112.25	11		11	10,141
10 Year U.S. Treasury Notes Futures	Put	01/27/23	$113.00	8		8	10,500
Euro Futures	Put	01/06/23	1.04	8		1,000	50

Total Exchange Traded (cost $8,325,389)							$6,735,476

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

Currency Option GBP vs USD	Call	DB	05/04/23	1.42	—	GBP	38	$542
Currency Option USD vs JPY	Put	DB	02/23/23	112.00	—		72	552

Total OTC Traded (cost $5,715)								$1,094

Total Options Purchased (cost $8,331,104)								$6,736,570

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

90 Day Euro Dollar Futures	Call	12/18/23	$97.00	131	328	$(32,750)

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Options Written (continued):

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

90 Day Euro Dollar Futures	Call	12/18/23	$97.88	224		560	$(28,000)
90 Day Euro Dollar Futures	Call	12/18/23	$98.00	672		1,680	(75,600)
5 Year U.S. Treasury Notes Futures	Call	01/27/23	$108.50	53		53	(20,289)
5 Year U.S. Treasury Notes Futures	Call	01/27/23	$109.00	30		30	(6,797)
5 Year U.S. Treasury Notes Futures	Call	01/27/23	$109.75	39		39	(3,961)
5 Year U.S. Treasury Notes Futures	Call	01/27/23	$110.00	30		30	(2,344)
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$113.75	29		29	(10,875)
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$114.00	26		26	(8,125)
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$114.25	14		14	(3,500)
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$114.50	44		44	(8,937)
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$115.00	27		27	(3,797)
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$115.50	194		194	(21,219)
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$116.00	56		56	(4,375)
20 Year U.S. Treasury Bonds Futures	Call	01/06/23	$128.00	7		7	(1,203)
10 Year U.S. Treasury Notes Futures	Call	01/27/23	$113.50	42		42	(18,375)
20 Year U.S. Treasury Bonds Futures	Call	01/27/23	$127.50	21		21	(21,000)
20 Year U.S. Treasury Bonds Futures	Call	01/27/23	$128.00	45		45	(37,969)
20 Year U.S. Treasury Bonds Futures	Call	01/27/23	$130.00	4		4	(1,687)
20 Year U.S. Treasury Bonds Futures	Call	01/27/23	$132.00	45		45	(9,141)
20 Year U.S. Treasury Bonds Futures	Call	01/27/23	$133.00	8		8	(1,250)
Australian Dollar Currency	Call	01/06/23	67.50	8		8	(7,760)
Australian Dollar Currency	Call	01/06/23	68.00	4		4	(2,520)
Australian Dollar Currency	Call	02/03/23	67.00	8		8	(15,120)
Australian Dollar Currency	Call	02/03/23	67.50	8		8	(12,480)
Australian Dollar Currency	Call	02/03/23	68.50	9		9	(9,000)
Australian Dollar Currency	Call	02/03/23	69.00	7		7	(5,460)
Canadian Dollar Futures	Call	02/03/23	74.50	19		19	(8,930)
Euro Futures	Call	01/06/23	1.04	8		1,000	(35,400)
Euro Futures	Call	01/06/23	1.05	15		1,875	(48,000)
Euro-Bund Futures	Call	01/27/23	135.00	23	EUR	23	(16,742)
Euro-Bund Futures	Call	01/27/23	136.00	13	EUR	13	(6,123)
Euro-Bund Futures	Call	01/27/23	137.00	32	EUR	32	(9,591)
Euro-Bund Futures	Call	01/27/23	138.00	8	EUR	8	(1,456)
Euro-Bund Futures	Call	01/27/23	139.00	47	EUR	47	(5,534)
Euro-Bund Futures	Call	01/27/23	140.00	48	EUR	48	(3,597)
Euro-Bund Futures	Call	01/27/23	141.00	16	EUR	16	(685)
Japanese Yen Currency	Call	01/06/23	75.00	16		20	(42,600)
5 Year U.S. Treasury Notes Futures	Put	01/27/23	$109.00	15		15	(19,453)
Australian Dollar Currency	Put	01/06/23	68.00	8		8	(2,720)
British Pound Currency	Put	01/06/23	123.00	8		5	(11,200)
Euro-Bund Futures	Put	01/27/23	138.00	8	EUR	8	(44,873)
Japanese Yen Currency	Put	02/03/23	76.00	6		8	(6,375)

Total Exchange Traded (premiums received $ 1,698,279)							$(636,813)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs BRL	Call	JPM	01/26/23	5.44	—	630	$(7,540)
Currency Option USD vs BRL	Call	MSCS	03/02/23	5.29	—	759	(27,340)
Currency Option USD vs CNH	Call	JPM	02/06/23	7.27	—	1,250	(843)
Currency Option USD vs AUD	Put	MSCS	03/29/23	0.70	—	710	(10,420)
Currency Option USD vs BRL	Put	JPM	01/26/23	5.44	—	630	(22,537)
Currency Option USD vs BRL	Put	MSCS	03/02/23	5.29	—	759	(20,031)
Currency Option USD vs BRL	Put	MSCS	03/21/23	5.00	—	780	(8,023)
Currency Option USD vs JPY	Put	JPM	01/11/23	141.90	—	670	(56,708)

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs JPY	Put	BOA	02/10/23	140.03	—	650	$(49,309)

Total OTC Traded (premiums received $ 174,795)							$(202,751)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.38.V1, 06/20/27 (premiums received $1,476)	Put	GSI	01/18/23	3.00%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	2,460	$(8)

Total Options Written (premiums received $1,874,550)								$(839,572)

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.03%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	11,760	$2,816	$(54,808)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	10,320	20,397	(17,993)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,850	82,961	26,912

Total Centrally Cleared Swaptions (cost $152,063)							$106,174	$(45,889)

Options Written:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	11,760	$(45,593)	$(20,897)
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	10,320	(18,240)	4,464
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.73%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,850	(16,655)	20,830
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.30%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	11,760	(946)	26,690
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.15%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	10,320	(5,661)	9,819
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	17,850	(24,462)	(8,397)

Total Centrally Cleared Swaptions (premiums received $144,066)							$(111,557)	$32,509

Financial Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
21	90 Day Euro Dollar	Mar. 2023	$4,983,563	$(7,706)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Financial Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
141	90 Day Euro Dollar	Sep. 2023	$33,461,063	$(1,233,071)
28	90 Day Euro Dollar	Dec. 2023	6,664,700	(91,930)
83	90 Day Euro EURIBOR	Dec. 2023	21,411,101	(143,012)
20	3 Month CME SOFR	Jun. 2023	4,752,000	(75,867)
49	3 Month CME SOFR	Dec. 2024	11,840,850	(20,678)
281	2 Year U.S. Treasury Notes	Mar. 2023	57,626,953	57,860
2	5 Year Canadian Government Bonds	Mar. 2023	164,653	(1,199)
562	5 Year U.S. Treasury Notes	Mar. 2023	60,656,486	(197,691)
81	10 Year Euro-Bund	Mar. 2023	11,525,888	(512,080)
17	10 Year U.K. Gilt	Mar. 2023	2,053,160	(113,476)
716	10 Year U.S. Treasury Notes	Mar. 2023	80,404,566	(396,804)
32	10 Year U.S. Ultra Treasury Notes	Mar. 2023	3,785,000	(5,500)
461	20 Year U.S. Treasury Bonds	Mar. 2023	57,783,469	(1,392,646)
282	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	37,876,125	(865,041)
43	10 Year Australian Treasury Bonds	Mar. 2023	3,386,754	(184,936)
29	Australian Dollar Currency	Mar. 2023	1,980,265	(2,452)
40	Canadian Dollar Currency	Mar. 2023	2,956,800	(2,145)
17	Euro Currency	Mar. 2023	2,285,225	8,152
9	Euro Schatz Index	Mar. 2023	1,015,622	(10,997)
131	Euro STOXX 50 Index	Mar. 2023	5,307,666	(228,219)
44	Hang Seng China Enterprises Index	Jan. 2023	1,905,335	(18,718)
4	Japanese Yen Currency	Mar. 2023	385,350	7,440
25	Mexican Peso	Mar. 2023	632,750	4,817
471	Mini MSCI EAFE Index	Mar. 2023	45,908,370	(729,528)
45	Mini MSCI Emerging Markets Index	Mar. 2023	2,158,650	(23,693)
75	NASDAQ 100 E-Mini Index	Mar. 2023	16,533,375	(995,854)
95	Russell 2000 E-Mini Index	Mar. 2023	8,411,775	(193,995)
235	S&P 500 E-Mini Index	Mar. 2023	45,366,750	(1,431,135)
13	TOPIX Index	Mar. 2023	1,873,628	(48,272)
2	Yen Denominated Nikkei 225 Index	Mar. 2023	196,091	(14,363)

				(8,862,739)

Short Positions:
406	30 Day Federal Funds	Jan. 2023	161,854,697	(9,230)
91	3 Month CME SOFR	Dec. 2023	21,719,425	108,005
112	2 Year U.S. Treasury Notes	Mar. 2023	22,968,750	57,535
63	5 Year Euro-Bobl	Mar. 2023	7,805,989	222,485
82	5 Year U.S. Treasury Notes	Mar. 2023	8,850,235	86,459
6	10 Year Canadian Government Bonds	Mar. 2023	543,058	9,368
46	10 Year Euro-Bund	Mar. 2023	6,545,566	415,903
19	10 Year Japanese Bonds	Mar. 2023	21,058,671	332,193
11	10 Year U.K. Gilt	Mar. 2023	1,328,515	61,206
193	10 Year U.S. Treasury Notes	Mar. 2023	21,673,298	20,538
402	10 Year U.S. Ultra Treasury Notes	Mar. 2023	47,549,063	445,764
100	20 Year U.S. Treasury Bonds	Mar. 2023	12,534,375	106,528
8	30 Year Euro Buxl	Mar. 2023	1,158,141	214,993
30	British Pound Currency	Mar. 2023	2,265,750	29,474
109	Euro Currency	Mar. 2023	14,652,325	(432,844)
44	Euro Schatz Index	Mar. 2023	4,965,261	60,958
69	Euro-BTP Italian Government Bond	Mar. 2023	8,044,946	636,805
9	Euro-OAT	Mar. 2023	1,226,415	70,085
65	S&P 500 E-Mini Index	Mar. 2023	12,548,250	437,668

				2,873,893

				$(5,988,846)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Commodity Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Positions:
133	Brent Crude	Mar. 2023	$11,426,030	$(744,384)
20	Brent Crude	Dec. 2023	1,633,000	11,434
3	Coffee ’C’	Mar. 2023	188,213	(788)
70	Copper	Mar. 2023	6,668,375	686,589
230	Corn	Mar. 2023	7,802,750	(143,595)
81	Cotton No. 2	Mar. 2023	3,376,485	206,506
66	Gasoline RBOB	Mar. 2023	6,869,848	830,569
131	Gold 100 OZ	Feb. 2023	23,923,220	2,343,946
68	Hard Red Winter Wheat	Mar. 2023	3,019,200	(160,990)
118	Lean Hogs	Feb. 2023	4,139,440	9,885
44	Live Cattle	Feb. 2023	2,779,040	55,165
38	LME Nickel	Jan. 2023	6,817,428	1,247,051
37	LME Nickel	Mar. 2023	6,669,990	164,604
139	LME PRI Aluminum	Jan. 2023	8,164,547	168,412
87	LME PRI Aluminum	Mar. 2023	5,159,122	(295,611)
131	LME Zinc	Jan. 2023	9,793,069	(151,116)
105	LME Zinc	Mar. 2023	7,813,313	(471,225)
57	Low Sulphur Gas Oil	Mar. 2023	5,030,250	407,979
320	Natural Gas	Mar. 2023	13,132,800	(2,688,924)
34	NY Harbor ULSD	Mar. 2023	4,539,898	491,030
52	Silver	Mar. 2023	6,250,400	1,160,553
158	Soybean	Mar. 2023	12,039,600	626,557
134	Soybean Meal	Mar. 2023	6,311,400	549,675
195	Soybean Oil	Mar. 2023	7,496,190	248,797
104	Sugar #11 (World)	Mar. 2023	2,334,259	229,255
37	Wheat	Mar. 2023	1,465,200	(112,123)
192	WTI Crude	Mar. 2023	15,446,400	1,119,184

				5,788,435

Short Positions:
38	LME Nickel	Jan. 2023	6,817,428	(229,375)
1	LME Nickel	Mar. 2023	180,270	(8)
139	LME PRI Aluminum	Jan. 2023	8,164,547	279,341
2	LME PRI Aluminum	Mar. 2023	118,601	395
131	LME Zinc	Jan. 2023	9,793,069	262,294
1	LME Zinc	Mar. 2023	74,413	891

				313,538

				$6,101,973

Forward foreign currency exchange contracts outstanding at December 31, 2022:

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/10/23	BARC	AUD	1,045	$702,271	$711,815	$9,544	$—
Expiring 01/10/23	BNP	AUD	265	181,116	180,509	—	(607)
Expiring 01/10/23	BNP	AUD	265	180,784	180,507	—	(277)
Expiring 01/10/23	BNP	AUD	135	90,364	91,957	1,593	—
Expiring 01/10/23	BOA	AUD	135	92,099	91,957	—	(142)
Expiring 01/10/23	GSI	AUD	270	180,278	183,914	3,636	—
Expiring 01/10/23	GSI	AUD	135	90,531	91,957	1,426	—
Expiring 01/10/23	GSI	AUD	135	90,445	91,957	1,512	—
Expiring 01/10/23	GSI	AUD	60	40,698	40,870	172	—

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/10/23	HSBC	AUD	400	$268,557	$272,464	$3,907	$—
Expiring 01/10/23	HSBC	AUD	130	89,374	88,551	—	(823)
Expiring 01/10/23	HSBC	AUD	130	88,568	88,551	—	(17)
Expiring 01/10/23	HSBC	AUD	130	88,072	88,551	479	—
Expiring 01/10/23	JPM	AUD	135	90,162	91,957	1,795	—
Expiring 01/10/23	JPM	AUD	130	89,455	88,551	—	(904)
Expiring 01/10/23	MSI	AUD	135	92,003	91,957	—	(46)
Expiring 01/10/23	MSI	AUD	100	67,264	68,116	852	—
Expiring 01/10/23	SSB	AUD	100	67,209	68,117	908	—
Expiring 01/10/23	UAG	AUD	135	92,074	91,957	—	(117)
Expiring 01/18/23	BARC	AUD	31,966	21,690,112	21,781,609	91,497	—
Expiring 01/18/23	BARC	AUD	5,900	4,012,123	4,020,244	8,121	—
Expiring 01/18/23	JPM	AUD	313	201,708	213,289	11,581	—
Expiring 01/18/23	MSCS	AUD	7,153	4,620,935	4,874,137	253,202	—
Expiring 01/18/23	MSI	AUD	2,676	1,819,815	1,823,671	3,856	—
Expiring 01/18/23	MSI	AUD	100	67,281	68,140	859	—
Expiring 01/19/23	BNP	AUD	94	60,000	63,727	3,727	—
Expiring 01/19/23	HSBC	AUD	248	155,673	168,905	13,232	—
Expiring 01/19/23	JPM	AUD	94	60,000	64,044	4,044	—
Expiring 01/19/23	JPM	AUD	93	60,057	63,373	3,316	—
Expiring 01/19/23	MSI	AUD	194	122,600	132,197	9,597	—
Expiring 01/19/23	MSI	AUD	94	63,181	64,054	873	—
Expiring 03/16/23	GSI	AUD	703	485,348	479,907	—	(5,441)
Expiring 03/16/23	GSI	AUD	263	178,663	179,532	869	—
Expiring 03/16/23	JPM	AUD	26	17,650	17,454	—	(196)
Expiring 03/16/23	UAG	AUD	1,199	827,804	818,552	—	(9,252)
Brazilian Real,
Expiring 01/04/23	CITI	BRL	320	59,151	60,542	1,391	—
Expiring 01/04/23	CITI	BRL	130	24,911	24,595	—	(316)
Expiring 01/04/23	CITI	BRL	130	24,859	24,595	—	(264)
Expiring 01/04/23	MSI	BRL	285	54,622	53,921	—	(701)
Expiring 01/18/23	JPM	BRL	8,460	1,582,528	1,596,210	13,682	—
Expiring 01/18/23	JPM	BRL	1,430	265,133	269,811	4,678	—
Expiring 01/18/23	JPM	BRL	1,109	208,378	209,160	782	—
Expiring 02/02/23	CITI	BRL	1,496	277,240	281,482	4,242	—
Expiring 02/02/23	MSI	BRL	285	54,873	53,620	—	(1,253)
Expiring 03/16/23	GSI	BRL	16,086	3,030,520	3,002,899	—	(27,621)
British Pound,
Expiring 01/10/23	BARC	GBP	148	180,539	178,978	—	(1,561)
Expiring 01/10/23	BARC	GBP	74	90,307	89,489	—	(818)
Expiring 01/10/23	BARC	GBP	73	89,977	88,280	—	(1,697)
Expiring 01/10/23	BARC	GBP	37	45,038	44,744	—	(294)
Expiring 01/10/23	BNP	GBP	539	644,589	651,818	7,229	—
Expiring 01/10/23	BNP	GBP	74	90,391	89,489	—	(902)
Expiring 01/10/23	BNP	GBP	48	57,933	58,047	114	—
Expiring 01/10/23	BNP	GBP	47	57,448	56,837	—	(611)
Expiring 01/10/23	BOA	GBP	403	487,767	487,352	—	(415)
Expiring 01/10/23	GSI	GBP	86	103,465	104,001	536	—
Expiring 01/10/23	GSI	GBP	64	77,819	77,396	—	(423)
Expiring 01/10/23	JPM	GBP	160	194,821	193,490	—	(1,331)
Expiring 01/10/23	JPM	GBP	74	89,251	89,489	238	—
Expiring 01/10/23	JPM	GBP	73	89,122	88,280	—	(842)
Expiring 01/10/23	JPM	GBP	19	23,135	22,976	—	(159)
Expiring 01/10/23	MSI	GBP	167	202,034	201,955	—	(79)
Expiring 01/10/23	MSI	GBP	159	193,908	192,280	—	(1,628)

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/10/23	SSB	GBP	148	$180,006	$178,978	$—	$(1,028)
Expiring 01/10/23	SSB	GBP	74	90,021	89,489	—	(532)
Expiring 01/10/23	UAG	GBP	74	89,146	89,489	343	—
Expiring 01/18/23	BARC	GBP	26,253	32,296,951	31,755,720	—	(541,231)
Expiring 01/18/23	BARC	GBP	1,600	1,930,396	1,935,335	4,939	—
Expiring 01/18/23	BARC	GBP	1,459	1,790,474	1,765,384	—	(25,090)
Expiring 01/18/23	BARC	GBP	200	240,843	241,917	1,074	—
Expiring 01/18/23	BARC	GBP	100	122,736	120,959	—	(1,777)
Expiring 01/18/23	GSB	GBP	740	851,864	895,359	43,495	—
Expiring 01/18/23	GSB	GBP	655	754,366	792,278	37,912	—
Expiring 01/18/23	GSB	GBP	544	613,958	658,014	44,056	—
Expiring 01/18/23	GSB	GBP	282	327,245	341,103	13,858	—
Expiring 01/18/23	GSB	GBP	134	157,998	161,899	3,901	—
Expiring 01/18/23	MSCS	GBP	125	150,586	151,198	612	—
Expiring 01/18/23	MSI	GBP	17,787	21,874,651	21,514,985	—	(359,666)
Expiring 01/18/23	MSI	GBP	2,700	3,308,165	3,265,878	—	(42,287)
Expiring 01/18/23	MSI	GBP	900	1,085,892	1,088,626	2,734	—
Expiring 01/19/23	MSI	GBP	47	56,387	56,679	292	—
Expiring 03/16/23	JPM	GBP	521	647,024	630,555	—	(16,469)
Expiring 03/16/23	UAG	GBP	641	796,924	776,626	—	(20,298)
Canadian Dollar,
Expiring 01/10/23	BARC	CAD	179	133,736	132,208	—	(1,528)
Expiring 01/10/23	BARC	CAD	135	100,863	99,710	—	(1,153)
Expiring 01/10/23	BARC	CAD	120	88,563	88,631	68	—
Expiring 01/10/23	BNP	CAD	185	136,338	136,640	302	—
Expiring 01/10/23	BOA	CAD	125	92,161	92,324	163	—
Expiring 01/10/23	CITI	CAD	65	47,856	48,008	152	—
Expiring 01/10/23	GSI	CAD	365	269,092	269,586	494	—
Expiring 01/10/23	GSI	CAD	245	179,001	180,955	1,954	—
Expiring 01/10/23	GSI	CAD	240	176,197	177,263	1,066	—
Expiring 01/10/23	GSI	CAD	185	136,394	136,639	245	—
Expiring 01/10/23	GSI	CAD	125	92,329	92,324	—	(5)
Expiring 01/10/23	GSI	CAD	125	92,051	92,324	273	—
Expiring 01/10/23	GSI	CAD	125	92,331	92,324	—	(7)
Expiring 01/10/23	GSI	CAD	120	89,557	88,631	—	(926)
Expiring 01/10/23	GSI	CAD	120	88,311	88,631	320	—
Expiring 01/10/23	GSI	CAD	120	88,672	88,631	—	(41)
Expiring 01/10/23	RBC	CAD	240	177,914	177,262	—	(652)
Expiring 01/10/23	RBC	CAD	120	88,190	88,631	441	—
Expiring 01/18/23	BARC	CAD	7,037	5,153,267	5,197,588	44,321	—
Expiring 01/18/23	BARC	CAD	4,726	3,484,425	3,490,419	5,994	—
Expiring 01/18/23	BARC	CAD	4,701	3,472,068	3,472,618	550	—
Expiring 01/18/23	BARC	CAD	3,232	2,367,661	2,387,314	19,653	—
Expiring 01/18/23	BARC	CAD	2,836	2,095,193	2,094,771	—	(422)
Expiring 01/18/23	BARC	CAD	1,904	1,398,557	1,405,985	7,428	—
Expiring 01/18/23	BARC	CAD	901	660,825	665,482	4,657	—
Expiring 01/18/23	BARC	CAD	281	206,037	207,817	1,780	—
Expiring 01/18/23	BARC	CAD	40	29,646	29,623	—	(23)
Expiring 01/18/23	MSCS	CAD	3,679	2,694,264	2,717,536	23,272	—
Expiring 01/18/23	MSCS	CAD	220	160,289	162,496	2,207	—
Expiring 01/18/23	MSI	CAD	37,589	27,510,355	27,764,026	253,671	—
Expiring 01/18/23	MSI	CAD	4,198	3,101,933	3,100,548	—	(1,385)
Expiring 01/18/23	MSI	CAD	1,699	1,248,126	1,254,745	6,619	—
Expiring 01/19/23	BNP	CAD	84	63,000	62,367	—	(633)
Expiring 01/19/23	BOA	CAD	86	64,000	63,684	—	(316)

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 01/19/23	HSBC	CAD	391	$283,595	$289,088	$5,493	$—
Expiring 01/19/23	MSI	CAD	31	22,697	22,843	146	—
Expiring 01/19/23	TD	CAD	85	63,000	63,128	128	—
Expiring 03/16/23	BNP	CAD	137	101,474	101,433	—	(41)
Expiring 03/16/23	JPM	CAD	1,285	949,618	949,254	—	(364)
Chilean Peso,
Expiring 03/15/23	MSI	CLP	61,198	68,000	71,427	3,427	—
Expiring 03/16/23	GSI	CLP	2,277	2,597	2,658	61	—
China Yuan,
Expiring 03/16/23	BNP	CNY	2,189	315,666	318,303	2,637	—
Expiring 03/16/23	UAG	CNY	2,843	409,881	413,248	3,367	—
Chinese Renminbi,
Expiring 01/10/23	CITI	CNH	164	23,544	23,720	176	—
Expiring 01/10/23	GSI	CNH	506	71,663	73,182	1,519	—
Expiring 01/10/23	GSI	CNH	455	65,799	65,806	7	—
Expiring 01/10/23	MSI	CNH	262	37,785	37,893	108	—
Expiring 01/10/23	RBC	CNH	179	25,749	25,889	140	—
Expiring 01/10/23	SSB	CNH	165	23,679	23,864	185	—
Expiring 01/18/23	JPM	CNH	95	13,334	13,811	477	—
Expiring 01/18/23	MSCS	CNH	4,098	580,254	592,998	12,744	—
Expiring 01/18/23	MSCS	CNH	131	18,615	18,921	306	—
Expiring 02/08/23	JPM	CNH	2,680	374,979	388,478	13,499	—
Expiring 02/23/23	BOA	CNH	3,219	453,000	467,161	14,161	—
Expiring 02/23/23	HSBC	CNH	1,971	282,000	286,027	4,027	—
Expiring 02/23/23	MSI	CNH	442	62,818	64,149	1,331	—
Colombian Peso,
Expiring 01/10/23	CITI	COP	177,400	37,117	36,517	—	(600)
Expiring 03/15/23	BNP	COP	2,019,153	414,528	410,511	—	(4,017)
Expiring 03/15/23	BNP	COP	1,207,362	246,325	245,467	—	(858)
Expiring 03/15/23	CITI	COP	434,042	86,000	88,245	2,245	—
Expiring 03/15/23	MSI	COP	672,975	135,000	136,822	1,822	—
Czech Koruna,
Expiring 01/10/23	MSI	CZK	1,019	43,113	45,060	1,947	—
Expiring 01/19/23	CITI	CZK	6,711	294,000	296,582	2,582	—
Expiring 01/19/23	GSI	CZK	694	27,274	30,662	3,388	—
Euro,
Expiring 01/10/23	BARC	EUR	344	362,694	368,521	5,827	—
Expiring 01/10/23	BARC	EUR	85	90,483	91,059	576	—
Expiring 01/10/23	BNP	EUR	345	361,204	369,593	8,389	—
Expiring 01/10/23	BNP	EUR	86	89,537	92,131	2,594	—
Expiring 01/10/23	BNP	EUR	85	89,354	91,059	1,705	—
Expiring 01/10/23	BNP	EUR	85	90,424	91,059	635	—
Expiring 01/10/23	BOA	EUR	253	268,856	271,035	2,179	—
Expiring 01/10/23	BOA	EUR	196	207,744	209,972	2,228	—
Expiring 01/10/23	BOA	EUR	11	11,629	11,784	155	—
Expiring 01/10/23	CITI	EUR	171	180,154	183,189	3,035	—
Expiring 01/10/23	CITI	EUR	84	89,439	89,988	549	—
Expiring 01/10/23	CITI	EUR	39	40,942	41,780	838	—
Expiring 01/10/23	CITI	EUR	26	27,520	27,854	334	—
Expiring 01/10/23	DB	EUR	2,630	2,740,184	2,817,472	77,288	—
Expiring 01/10/23	DB	EUR	667	694,944	714,545	19,601	—
Expiring 01/10/23	GSI	EUR	315	336,359	337,454	1,095	—
Expiring 01/10/23	GSI	EUR	195	207,275	208,900	1,625	—
Expiring 01/10/23	JPM	EUR	261	273,428	279,605	6,177	—
Expiring 01/10/23	JPM	EUR	171	181,009	183,189	2,180	—

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/10/23	JPM	EUR	170	$181,621	$182,118	$497	$—
Expiring 01/10/23	JPM	EUR	85	90,567	91,059	492	—
Expiring 01/10/23	JPM	EUR	28	29,541	29,996	455	—
Expiring 01/10/23	JPM	EUR	27	28,475	28,924	449	—
Expiring 01/10/23	JPM	EUR	11	11,616	11,784	168	—
Expiring 01/10/23	JPM	EUR	6	6,350	6,427	77	—
Expiring 01/10/23	MSI	EUR	428	452,716	458,509	5,793	—
Expiring 01/10/23	MSI	EUR	86	89,962	92,131	2,169	—
Expiring 01/10/23	MSI	EUR	29	30,861	31,067	206	—
Expiring 01/10/23	MSI	EUR	7	7,396	7,499	103	—
Expiring 01/10/23	SSB	EUR	166	172,651	177,833	5,182	—
Expiring 01/10/23	SSB	EUR	140	146,338	149,980	3,642	—
Expiring 01/10/23	SSB	EUR	96	99,846	102,843	2,997	—
Expiring 01/10/23	SSB	EUR	82	85,373	87,846	2,473	—
Expiring 01/10/23	UAG	EUR	260	273,770	278,534	4,764	—
Expiring 01/10/23	UAG	EUR	78	82,127	83,560	1,433	—
Expiring 01/10/23	UAG	EUR	6	6,408	6,427	19	—
Expiring 01/10/23	UAG	EUR	4	4,212	4,285	73	—
Expiring 01/12/23	JPM	EUR	322	339,090	345,335	6,245	—
Expiring 01/18/23	BARC	EUR	107,462	113,854,861	115,186,989	1,332,128	—
Expiring 01/18/23	BARC	EUR	1,500	1,588,050	1,607,825	19,775	—
Expiring 01/18/23	BARC	EUR	100	106,517	107,188	671	—
Expiring 01/18/23	BARC	EUR	100	105,692	107,188	1,496	—
Expiring 01/18/23	MSCS	EUR	1,135	1,178,123	1,216,320	38,197	—
Expiring 01/18/23	MSCS	EUR	1,060	1,132,369	1,136,196	3,827	—
Expiring 01/18/23	MSCS	EUR	892	885,866	955,936	70,070	—
Expiring 01/18/23	MSCS	EUR	860	841,505	921,819	80,314	—
Expiring 01/18/23	MSCS	EUR	771	761,176	826,162	64,986	—
Expiring 01/18/23	MSCS	EUR	375	370,777	401,956	31,179	—
Expiring 01/18/23	MSCS	EUR	301	312,515	322,637	10,122	—
Expiring 01/18/23	MSI	EUR	3,329	3,525,745	3,568,499	42,754	—
Expiring 01/18/23	MSI	EUR	300	320,061	321,565	1,504	—
Expiring 01/18/23	MSI	EUR	100	106,252	107,188	936	—
Expiring 01/18/23	MSI	EUR	100	106,497	107,188	691	—
Expiring 01/19/23	BOA	EUR	217	226,000	232,968	6,968	—
Expiring 01/19/23	GSI	EUR	221	217,077	236,688	19,611	—
Expiring 01/19/23	JPM	EUR	171	179,000	183,188	4,188	—
Expiring 01/19/23	MSI	EUR	258	275,652	276,552	900	—
Expiring 01/19/23	MSI	EUR	157	157,247	168,297	11,050	—
Expiring 01/19/23	MSI	EUR	109	109,734	116,307	6,573	—
Expiring 03/16/23	BARC	EUR	344	368,822	370,493	1,671	—
Expiring 03/16/23	BNP	EUR	721	769,269	775,735	6,466	—
Expiring 03/16/23	UAG	EUR	6,602	7,072,629	7,104,115	31,486	—
Hungarian Forint,
Expiring 01/10/23	BARC	HUF	12,100	31,832	32,324	492	—
Expiring 01/10/23	BARC	HUF	4,788	12,588	12,790	202	—
Expiring 01/10/23	BARC	HUF	4,788	12,618	12,790	172	—
Expiring 01/10/23	BARC	HUF	3,724	9,817	9,948	131	—
Expiring 01/10/23	UAG	HUF	17,200	43,575	45,948	2,373	—
Expiring 01/19/23	CITI	HUF	59,829	150,000	159,403	9,403	—
Expiring 01/19/23	GSI	HUF	83,044	193,000	221,254	28,254	—
Expiring 01/19/23	JPM	HUF	53,248	139,000	141,869	2,869	—
Expiring 01/19/23	MSI	HUF	295,519	672,846	787,351	114,505	—
Expiring 01/19/23	MSI	HUF	236,763	518,421	630,808	112,387	—
Expiring 01/19/23	MSI	HUF	34,985	87,945	93,209	5,264	—

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint (cont’d.),
Expiring 01/19/23	MSI	HUF	32,497	$73,991	$86,583	$12,592	$—
Expiring 01/19/23	MSI	HUF	26,036	57,010	69,369	12,359	—
Expiring 01/19/23	MSI	HUF	21,834	55,055	58,172	3,117	—
Expiring 01/19/23	MSI	HUF	18,214	44,880	48,529	3,649	—
Indian Rupee,
Expiring 01/10/23	BNP	INR	9,381	114,186	113,337	—	(849)
Expiring 01/10/23	MSI	INR	2,610	31,858	31,533	—	(325)
Expiring 01/18/23	JPM	INR	65,480	787,568	790,697	3,129	—
Expiring 03/16/23	BNP	INR	19,743	238,347	237,356	—	(991)
Indonesian Rupiah,
Expiring 01/10/23	CITI	IDR	427,000	27,413	27,446	33	—
Expiring 01/18/23	JPM	IDR	11,945,994	760,165	769,350	9,185	—
Expiring 01/18/23	JPM	IDR	1,010,172	64,069	65,058	989	—
Expiring 03/15/23	JPM	IDR	8,197,593	522,106	529,056	6,950	—
Expiring 03/16/23	UAG	IDR	3,750,886	240,302	242,070	1,768	—
Israeli Shekel,
Expiring 03/15/23	CITI	ILS	415	121,494	118,610	—	(2,884)
Japanese Yen,
Expiring 01/10/23	BNP	JPY	18,500	139,170	141,173	2,003	—
Expiring 01/10/23	BNP	JPY	12,400	91,787	94,624	2,837	—
Expiring 01/10/23	BNP	JPY	12,400	91,120	94,624	3,504	—
Expiring 01/10/23	BNP	JPY	12,200	89,808	93,098	3,290	—
Expiring 01/10/23	BNP	JPY	11,800	88,973	90,046	1,073	—
Expiring 01/10/23	BNP	JPY	11,800	89,615	90,046	431	—
Expiring 01/10/23	BOA	JPY	18,900	136,348	144,226	7,878	—
Expiring 01/10/23	BOA	JPY	11,800	89,330	90,046	716	—
Expiring 01/10/23	CITI	JPY	12,200	89,151	93,098	3,947	—
Expiring 01/10/23	GSI	JPY	30,600	225,108	233,508	8,400	—
Expiring 01/10/23	GSI	JPY	10,900	82,669	83,178	509	—
Expiring 01/10/23	JPM	JPY	24,700	181,496	188,485	6,989	—
Expiring 01/10/23	JPM	JPY	18,500	135,304	141,173	5,869	—
Expiring 01/10/23	JPM	JPY	12,200	90,540	93,098	2,558	—
Expiring 01/10/23	JPM	JPY	11,900	88,867	90,809	1,942	—
Expiring 01/10/23	JPM	JPY	11,900	89,841	90,808	967	—
Expiring 01/10/23	JPM	JPY	11,800	88,883	90,046	1,163	—
Expiring 01/10/23	MSI	JPY	123,504	897,734	942,457	44,723	—
Expiring 01/10/23	MSI	JPY	24,600	180,825	187,722	6,897	—
Expiring 01/10/23	MSI	JPY	24,400	179,271	186,196	6,925	—
Expiring 01/10/23	MSI	JPY	24,400	179,044	186,196	7,152	—
Expiring 01/10/23	MSI	JPY	12,400	89,473	94,624	5,151	—
Expiring 01/10/23	MSI	JPY	12,300	90,021	93,861	3,840	—
Expiring 01/10/23	MSI	JPY	12,200	90,026	93,098	3,072	—
Expiring 01/10/23	SSB	JPY	12,600	90,924	96,150	5,226	—
Expiring 01/10/23	SSB	JPY	12,300	90,087	93,861	3,774	—
Expiring 01/10/23	UAG	JPY	12,500	92,315	95,388	3,073	—
Expiring 01/18/23	BARC	JPY	6,512,342	47,727,471	49,749,009	2,021,538	—
Expiring 01/18/23	BARC	JPY	199,473	1,467,089	1,523,812	56,723	—
Expiring 01/18/23	BARC	JPY	178,168	1,300,652	1,361,057	60,405	—
Expiring 01/18/23	BARC	JPY	60,643	450,179	463,263	13,084	—
Expiring 01/18/23	BARC	JPY	43,256	323,596	330,439	6,843	—
Expiring 01/18/23	GSB	JPY	10,000	67,496	76,392	8,896	—
Expiring 01/18/23	JPM	JPY	525,821	3,672,380	4,016,843	344,463	—
Expiring 01/18/23	MSI	JPY	769,064	5,845,782	5,875,026	29,244	—
Expiring 01/18/23	MSI	JPY	508,093	3,757,918	3,881,421	123,503	—
Expiring 01/18/23	MSI	JPY	395,191	2,894,136	3,018,937	124,801	—

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/18/23	MSI	JPY	273,340	$2,018,795	$2,088,095	$69,300	$—
Expiring 01/18/23	MSI	JPY	248,116	1,881,003	1,895,408	14,405	—
Expiring 01/18/23	MSI	JPY	154,578	1,135,785	1,180,853	45,068	—
Expiring 01/19/23	HSBC	JPY	60,169	414,137	459,702	45,565	—
Expiring 01/19/23	HSBC	JPY	34,134	245,000	260,791	15,791	—
Expiring 01/19/23	JPM	JPY	16,880	124,000	128,970	4,970	—
Expiring 01/19/23	MSI	JPY	14,042	106,620	107,281	661	—
Expiring 01/19/23	TD	JPY	33,850	245,000	258,624	13,624	—
Expiring 03/16/23	BARC	JPY	188,887	1,414,881	1,454,197	39,316	—
Expiring 03/16/23	BNP	JPY	140,549	1,052,793	1,082,053	29,260	—
Expiring 03/16/23	JPM	JPY	192,786	1,444,079	1,484,213	40,134	—
Expiring 03/16/23	UAG	JPY	33,955	254,329	261,409	7,080	—
Mexican Peso,
Expiring 01/10/23	BOA	MXN	740	38,161	37,897	—	(264)
Expiring 01/10/23	UAG	MXN	9,725	498,064	498,042	—	(22)
Expiring 01/18/23	BOA	MXN	3,284	164,711	167,911	3,200	—
Expiring 01/18/23	BOA	MXN	2,360	115,814	120,646	4,832	—
Expiring 01/18/23	BOA	MXN	1,200	59,500	61,356	1,856	—
Expiring 01/18/23	JPM	MXN	1,300	65,857	66,469	612	—
Expiring 03/15/23	BOA	MXN	1,350	67,000	68,348	1,348	—
Expiring 03/15/23	CITI	MXN	1,947	99,757	98,529	—	(1,228)
Expiring 03/15/23	JPM	MXN	1,349	67,000	68,287	1,287	—
Expiring 03/15/23	JPM	MXN	1,340	67,000	67,816	816	—
Expiring 03/16/23	BNP	MXN	19,604	983,251	992,034	8,783	—
Expiring 03/16/23	GSI	MXN	17,235	864,332	872,151	7,819	—
Expiring 03/16/23	JPM	MXN	6,513	326,607	329,582	2,975	—
Expiring 03/16/23	UAG	MXN	4,424	221,860	223,873	2,013	—
New Taiwanese Dollar,
Expiring 01/10/23	GSI	TWD	2,735	88,952	89,157	205	—
Expiring 03/15/23	MSI	TWD	6,601	219,000	216,524	—	(2,476)
Expiring 03/16/23	GSI	TWD	19,551	649,069	641,379	—	(7,690)
New Zealand Dollar,
Expiring 01/10/23	BOA	NZD	425	268,750	269,875	1,125	—
Expiring 01/10/23	BOA	NZD	140	88,927	88,900	—	(27)
Expiring 01/10/23	GSI	NZD	140	88,880	88,900	20	—
Expiring 01/10/23	GSI	NZD	140	88,673	88,900	227	—
Expiring 01/10/23	GSI	NZD	105	66,771	66,675	—	(96)
Expiring 01/10/23	HSBC	NZD	425	273,128	269,875	—	(3,253)
Expiring 01/10/23	HSBC	NZD	285	181,919	180,975	—	(944)
Expiring 01/10/23	HSBC	NZD	140	88,019	88,900	881	—
Expiring 01/10/23	HSBC	NZD	140	89,507	88,900	—	(607)
Expiring 01/10/23	HSBC	NZD	45	28,491	28,575	84	—
Expiring 01/10/23	JPM	NZD	700	447,050	444,500	—	(2,550)
Expiring 01/10/23	JPM	NZD	110	70,124	69,850	—	(274)
Expiring 01/10/23	MSI	NZD	290	180,026	184,150	4,124	—
Expiring 01/10/23	MSI	NZD	140	87,638	88,900	1,262	—
Expiring 01/10/23	MSI	NZD	140	88,142	88,900	758	—
Expiring 01/10/23	MSI	NZD	140	87,590	88,900	1,310	—
Expiring 01/18/23	BARC	NZD	6,200	4,000,617	3,937,496	—	(63,121)
Expiring 01/18/23	BARC	NZD	300	189,533	190,524	991	—
Expiring 01/18/23	MSI	NZD	70,765	45,342,805	44,941,354	—	(401,451)
Expiring 01/18/23	MSI	NZD	4,900	3,107,178	3,111,892	4,714	—
Expiring 01/18/23	MSI	NZD	2,800	1,796,757	1,778,224	—	(18,533)
Expiring 01/18/23	MSI	NZD	1,400	895,889	889,112	—	(6,777)
Expiring 01/18/23	MSI	NZD	700	441,785	444,556	2,771	—

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 01/18/23	MSI	NZD	700	$447,979	$444,556	$—	$(3,423)
Expiring 01/18/23	MSI	NZD	100	63,477	63,508	31	—
Expiring 01/19/23	BARC	NZD	172	95,951	109,053	13,102	—
Expiring 01/19/23	MSI	NZD	43	24,786	27,063	2,277	—
Expiring 03/16/23	GSI	NZD	129	81,836	81,805	—	(31)
Expiring 03/16/23	UAG	NZD	3,809	2,415,542	2,420,555	5,013	—
Norwegian Krone,
Expiring 01/10/23	JPM	NOK	890	89,576	90,888	1,312	—
Expiring 01/10/23	JPM	NOK	880	89,836	89,867	31	—
Expiring 01/10/23	JPM	NOK	440	44,550	44,934	384	—
Expiring 01/10/23	MSI	NOK	2,210	224,043	225,690	1,647	—
Expiring 01/10/23	MSI	NOK	1,032	102,909	105,390	2,481	—
Expiring 01/18/23	BARC	NOK	41,157	4,193,764	4,204,400	10,636	—
Expiring 01/18/23	BARC	NOK	26,451	2,707,321	2,702,149	—	(5,172)
Expiring 01/18/23	BARC	NOK	10,577	1,071,821	1,080,512	8,691	—
Expiring 01/18/23	BARC	NOK	1,281	129,995	130,900	905	—
Expiring 01/18/23	MSCS	NOK	1,084	101,280	110,692	9,412	—
Expiring 01/18/23	MSI	NOK	689,323	69,206,090	70,418,256	1,212,166	—
Expiring 01/18/23	MSI	NOK	64,221	6,519,025	6,560,581	41,556	—
Expiring 01/18/23	MSI	NOK	10,007	1,010,819	1,022,288	11,469	—
Expiring 01/18/23	MSI	NOK	672	68,413	68,693	280	—
Expiring 01/19/23	GSI	NOK	858	80,116	87,634	7,518	—
Expiring 03/16/23	BOA	NOK	62	6,385	6,358	—	(27)
Expiring 03/16/23	GSI	NOK	31	3,164	3,151	—	(13)
Expiring 03/16/23	UAG	NOK	38	3,909	3,894	—	(15)
Peruvian Nuevo Sol,
Expiring 01/10/23	CITI	PEN	75	19,534	19,729	195	—
Philippine Peso,
Expiring 01/10/23	CITI	PHP	1,300	23,679	23,381	—	(298)
Expiring 01/10/23	CITI	PHP	100	1,766	1,799	33	—
Expiring 03/15/23	CITI	PHP	16,305	291,000	292,118	1,118	—
Expiring 03/15/23	JPM	PHP	19,279	347,000	345,412	—	(1,588)
Polish Zloty,
Expiring 01/10/23	DB	PLN	1,450	315,252	330,677	15,425	—
Expiring 01/10/23	MSI	PLN	180	39,781	41,050	1,269	—
Expiring 01/10/23	MSI	PLN	115	25,291	26,226	935	—
Expiring 01/19/23	HSBC	PLN	1,806	354,566	411,430	56,864	—
Expiring 01/19/23	HSBC	PLN	897	176,150	204,400	28,250	—
Expiring 01/19/23	JPM	PLN	1,060	211,000	241,493	30,493	—
Expiring 01/19/23	JPM	PLN	675	133,000	153,891	20,891	—
Expiring 01/19/23	MSI	PLN	686	135,000	156,258	21,258	—
Singapore Dollar,
Expiring 01/10/23	JPM	SGD	60	43,321	44,809	1,488	—
Expiring 01/10/23	SCS	SGD	25	18,505	18,670	165	—
Expiring 01/18/23	BARC	SGD	2,396	1,772,627	1,789,645	17,018	—
Expiring 01/18/23	BARC	SGD	216	161,469	161,701	232	—
Expiring 01/18/23	BARC	SGD	209	154,923	155,857	934	—
Expiring 01/18/23	BARC	SGD	98	72,652	73,436	784	—
Expiring 01/18/23	BARC	SGD	96	70,970	71,470	500	—
Expiring 01/18/23	BARC	SGD	86	64,035	64,464	429	—
Expiring 01/18/23	BARC	SGD	85	63,239	63,754	515	—
Expiring 01/18/23	BARC	SGD	79	58,485	59,039	554	—
Expiring 03/15/23	BNP	SGD	198	144,000	148,187	4,187	—
Expiring 03/15/23	MSI	SGD	211	156,175	157,758	1,583	—
Expiring 03/15/23	MSI	SGD	41	30,069	30,374	305	—

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 03/16/23	JPM	SGD	12	$8,954	$8,993	$39	$—
South African Rand,
Expiring 01/10/23	CITI	ZAR	700	39,782	41,159	1,377	—
Expiring 01/10/23	GSI	ZAR	910	51,333	53,506	2,173	—
Expiring 01/10/23	GSI	ZAR	460	26,780	27,047	267	—
Expiring 01/10/23	GSI	ZAR	460	25,985	27,047	1,062	—
Expiring 01/10/23	JPM	ZAR	5,230	303,699	307,511	3,812	—
Expiring 01/10/23	JPM	ZAR	110	6,313	6,468	155	—
Expiring 01/10/23	JPM	ZAR	110	6,319	6,468	149	—
Expiring 01/10/23	JPM	ZAR	110	6,320	6,468	148	—
Expiring 01/13/23	GSB	ZAR	2,481	141,841	145,814	3,973	—
Expiring 01/18/23	GSB	ZAR	18,595	1,032,336	1,092,539	60,203	—
Expiring 03/15/23	HSBC	ZAR	2,372	136,000	138,682	2,682	—
Expiring 03/15/23	JPM	ZAR	22,828	1,308,292	1,334,934	26,642	—
Expiring 03/15/23	JPM	ZAR	1,696	97,187	99,166	1,979	—
Expiring 03/16/23	UAG	ZAR	48	2,742	2,787	45	—
South Korean Won,
Expiring 01/10/23	BARC	KRW	126,336	93,669	100,344	6,675	—
Expiring 01/10/23	BARC	KRW	118,640	90,213	94,232	4,019	—
Expiring 01/10/23	BARC	KRW	117,940	90,549	93,676	3,127	—
Expiring 01/10/23	BARC	KRW	92,460	73,521	73,438	—	(83)
Expiring 01/10/23	CITI	KRW	117,940	90,528	93,676	3,148	—
Expiring 01/10/23	MSI	KRW	30,335	23,377	24,094	717	—
Expiring 01/18/23	GSB	KRW	504,260	377,666	400,565	22,899	—
Expiring 03/15/23	BOA	KRW	89,420	68,000	71,137	3,137	—
Expiring 03/15/23	CITI	KRW	364,703	278,000	290,133	12,133	—
Expiring 03/15/23	HSBC	KRW	88,018	67,000	70,021	3,021	—
Expiring 03/15/23	JPM	KRW	122,776	94,445	97,673	3,228	—
Expiring 03/15/23	JPM	KRW	99,948	76,884	79,512	2,628	—
Expiring 03/15/23	JPM	KRW	83,129	63,000	66,131	3,131	—
Expiring 03/16/23	UAG	KRW	1,503,189	1,164,180	1,195,881	31,701	—
Swedish Krona,
Expiring 01/10/23	BOA	SEK	2,810	271,471	269,468	—	(2,003)
Expiring 01/10/23	BOA	SEK	950	91,427	91,101	—	(326)
Expiring 01/10/23	CITI	SEK	2,340	225,672	224,397	—	(1,275)
Expiring 01/10/23	JPM	SEK	950	92,275	91,101	—	(1,174)
Expiring 01/10/23	JPM	SEK	950	91,127	91,101	—	(26)
Expiring 01/10/23	JPM	SEK	940	88,788	90,142	1,354	—
Expiring 01/10/23	JPM	SEK	920	90,521	88,224	—	(2,297)
Expiring 01/10/23	JPM	SEK	240	22,621	23,015	394	—
Expiring 01/18/23	BARC	SEK	31,853	3,096,736	3,055,984	—	(40,752)
Expiring 01/18/23	BARC	SEK	20,845	2,004,760	1,999,874	—	(4,886)
Expiring 01/18/23	BARC	SEK	16,912	1,624,235	1,622,611	—	(1,624)
Expiring 01/18/23	BARC	SEK	12,725	1,231,455	1,220,850	—	(10,605)
Expiring 01/18/23	BARC	SEK	11,036	1,059,537	1,058,810	—	(727)
Expiring 01/18/23	BARC	SEK	6,555	630,598	628,856	—	(1,742)
Expiring 01/18/23	BARC	SEK	3,168	307,528	303,957	—	(3,571)
Expiring 01/18/23	BARC	SEK	1,932	185,272	185,329	57	—
Expiring 01/18/23	MSI	SEK	687,716	66,862,353	65,980,554	—	(881,799)
Expiring 01/18/23	MSI	SEK	25,756	2,495,652	2,471,036	—	(24,616)
Expiring 01/18/23	MSI	SEK	21,488	2,086,783	2,061,614	—	(25,169)
Expiring 01/18/23	MSI	SEK	9,130	872,861	875,905	3,044	—
Expiring 01/18/23	MSI	SEK	4,402	430,011	422,376	—	(7,635)
Expiring 01/18/23	MSI	SEK	2,333	222,938	223,876	938	—
Expiring 01/19/23	CITI	SEK	985	87,451	94,521	7,070	—

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 03/16/23	GSI	SEK	12,352	$1,217,432	$1,188,882	$—	$(28,550)
Expiring 03/16/23	UAG	SEK	2,063	203,407	198,617	—	(4,790)
Swiss Franc,
Expiring 01/10/23	BARC	CHF	40	43,228	43,312	84	—
Expiring 01/10/23	BNP	CHF	165	177,486	178,662	1,176	—
Expiring 01/10/23	CITI	CHF	170	183,356	184,076	720	—
Expiring 01/10/23	CITI	CHF	165	179,153	178,663	—	(490)
Expiring 01/10/23	JPM	CHF	85	91,762	92,038	276	—
Expiring 01/10/23	JPM	CHF	20	21,087	21,656	569	—
Expiring 01/10/23	JPM	CHF	20	21,317	21,656	339	—
Expiring 01/10/23	JPM	CHF	10	10,688	10,828	140	—
Expiring 01/10/23	JPM	CHF	10	10,848	10,828	—	(20)
Expiring 01/10/23	MSI	CHF	85	90,867	92,038	1,171	—
Expiring 01/10/23	SSB	CHF	170	181,703	184,076	2,373	—
Expiring 01/10/23	SSB	CHF	85	91,350	92,038	688	—
Expiring 01/10/23	UAG	CHF	85	90,001	92,038	2,037	—
Expiring 01/10/23	UAG	CHF	85	91,737	92,038	301	—
Expiring 01/18/23	BARC	CHF	7,214	7,803,285	7,818,292	15,007	—
Expiring 01/18/23	BARC	CHF	3,179	3,443,031	3,445,861	2,830	—
Expiring 01/18/23	BARC	CHF	1,272	1,367,770	1,378,414	10,644	—
Expiring 01/18/23	BARC	CHF	986	1,067,774	1,068,947	1,173	—
Expiring 01/18/23	BARC	CHF	380	409,000	411,845	2,845	—
Expiring 01/18/23	BARC	CHF	357	386,901	387,279	378	—
Expiring 01/18/23	BARC	CHF	11	12,342	12,395	53	—
Expiring 01/18/23	MSI	CHF	3,375	3,633,353	3,657,415	24,062	—
Expiring 01/18/23	MSI	CHF	800	868,155	866,711	—	(1,444)
Expiring 01/18/23	MSI	CHF	454	491,280	492,292	1,012	—
Expiring 01/18/23	MSI	CHF	11	11,959	12,095	136	—
Expiring 03/16/23	BARC	CHF	40	43,459	43,422	—	(37)
Expiring 03/16/23	BNP	CHF	60	65,057	65,000	—	(57)
Expiring 03/16/23	GSI	CHF	422	460,051	459,668	—	(383)
Expiring 03/16/23	JPM	CHF	299	326,007	325,742	—	(265)
Expiring 03/16/23	UAG	CHF	480	523,812	523,323	—	(489)
Thai Baht,
Expiring 01/10/23	BARC	THB	1,830	53,234	52,894	—	(340)
Expiring 03/15/23	CITI	THB	8,280	239,000	240,835	1,835	—
Expiring 03/15/23	HSBC	THB	11,211	326,000	326,095	95	—
Expiring 03/15/23	HSBC	THB	9,728	280,000	282,952	2,952	—
Expiring 03/15/23	HSBC	THB	8,199	237,000	238,482	1,482	—
Expiring 03/15/23	MSI	THB	1,074	31,233	31,239	6	—
Expiring 03/16/23	UAG	THB	1,113	32,506	32,377	—	(129)

				$675,071,272	$680,917,288	8,498,335	(2,652,319)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/10/23	BARC	AUD	707	$475,125	$481,582	$—	$(6,457)
Expiring 01/10/23	BNP	AUD	135	90,838	91,957	—	(1,119)
Expiring 01/10/23	BNP	AUD	50	33,820	34,058	—	(238)
Expiring 01/10/23	BOA	AUD	535	362,354	364,423	—	(2,069)
Expiring 01/10/23	BOA	AUD	130	87,103	88,552	—	(1,449)
Expiring 01/10/23	CITI	AUD	49	33,633	33,377	256	—

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/10/23	GSI	AUD	265	$177,162	$180,508	$—	$(3,346)
Expiring 01/10/23	GSI	AUD	135	92,951	91,957	994	—
Expiring 01/10/23	GSI	AUD	100	67,040	68,117	—	(1,077)
Expiring 01/10/23	HSBC	AUD	400	267,988	272,465	—	(4,477)
Expiring 01/10/23	HSBC	AUD	270	181,192	183,914	—	(2,722)
Expiring 01/10/23	HSBC	AUD	270	181,331	183,914	—	(2,583)
Expiring 01/10/23	HSBC	AUD	265	177,341	180,509	—	(3,168)
Expiring 01/10/23	HSBC	AUD	135	90,703	91,957	—	(1,254)
Expiring 01/10/23	MSI	AUD	135	91,107	91,957	—	(850)
Expiring 01/10/23	MSI	AUD	135	90,226	91,957	—	(1,731)
Expiring 01/10/23	TD	AUD	135	90,542	91,957	—	(1,415)
Expiring 01/18/23	BARC	AUD	1,300	869,285	885,817	—	(16,532)
Expiring 01/18/23	BARC	AUD	500	337,947	340,699	—	(2,752)
Expiring 01/18/23	MSCS	AUD	1,110	740,645	756,351	—	(15,706)
Expiring 01/18/23	MSCS	AUD	437	295,492	297,771	—	(2,279)
Expiring 01/18/23	MSCS	AUD	292	189,624	199,106	—	(9,482)
Expiring 01/18/23	MSI	AUD	23,342	15,833,378	15,905,490	—	(72,112)
Expiring 01/18/23	MSI	AUD	5,600	3,793,941	3,815,825	—	(21,884)
Expiring 01/18/23	MSI	AUD	2,400	1,650,808	1,635,353	15,455	—
Expiring 01/18/23	MSI	AUD	2,200	1,494,271	1,499,074	—	(4,803)
Expiring 01/18/23	MSI	AUD	1,500	1,003,962	1,022,097	—	(18,135)
Expiring 01/18/23	MSI	AUD	1,100	748,302	749,537	—	(1,235)
Expiring 01/18/23	MSI	AUD	1,100	744,836	749,537	—	(4,701)
Expiring 01/18/23	MSI	AUD	800	536,116	545,117	—	(9,001)
Expiring 01/18/23	MSI	AUD	600	400,832	408,838	—	(8,006)
Expiring 01/18/23	MSI	AUD	300	202,040	204,419	—	(2,379)
Expiring 01/19/23	JPM	AUD	92	61,440	62,692	—	(1,252)
Expiring 01/19/23	JPM	AUD	90	61,000	61,204	—	(204)
Expiring 01/19/23	MSI	AUD	91	61,000	61,900	—	(900)
Expiring 03/16/23	BARC	AUD	886	602,753	605,151	—	(2,398)
Brazilian Real,
Expiring 01/04/23	CITI	BRL	285	54,622	53,921	701	—
Expiring 01/04/23	CITI	BRL	195	36,537	36,893	—	(356)
Expiring 01/04/23	CITI	BRL	100	19,207	18,919	288	—
Expiring 01/04/23	MSI	BRL	285	55,211	53,920	1,291	—
Expiring 01/18/23	JPM	BRL	1,304	247,308	246,120	1,188	—
Expiring 01/18/23	JPM	BRL	1,151	217,375	217,163	212	—
Expiring 01/18/23	MSCS	BRL	3,240	602,051	611,300	—	(9,249)
Expiring 02/02/23	TD	BRL	768	145,000	144,445	555	—
Expiring 03/16/23	GSI	BRL	36,315	6,740,153	6,779,129	—	(38,976)
Expiring 03/16/23	GSI	BRL	6,192	1,146,399	1,155,853	—	(9,454)
Expiring 03/16/23	GSI	BRL	2,866	538,489	534,988	3,501	—
British Pound,
Expiring 01/10/23	BARC	GBP	130	157,083	157,211	—	(128)
Expiring 01/10/23	BARC	GBP	74	90,061	89,489	572	—
Expiring 01/10/23	BARC	GBP	73	90,094	88,280	1,814	—
Expiring 01/10/23	BARC	GBP	31	37,891	37,489	402	—
Expiring 01/10/23	BARC	GBP	26	31,299	31,442	—	(143)
Expiring 01/10/23	BNP	GBP	2,291	2,739,802	2,770,531	—	(30,729)
Expiring 01/10/23	BNP	GBP	800	956,718	967,448	—	(10,730)
Expiring 01/10/23	BNP	GBP	74	90,205	89,489	716	—
Expiring 01/10/23	BNP	GBP	31	38,131	37,489	642	—
Expiring 01/10/23	GSI	GBP	148	180,797	178,978	1,819	—
Expiring 01/10/23	GSI	GBP	90	107,343	108,838	—	(1,495)
Expiring 01/10/23	GSI	GBP	74	88,552	89,489	—	(937)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/10/23	GSI	GBP	74	$88,725	$89,489	$—	$(764)
Expiring 01/10/23	GSI	GBP	74	90,114	89,489	625	—
Expiring 01/10/23	JPM	GBP	74	88,470	89,489	—	(1,019)
Expiring 01/10/23	JPM	GBP	18	21,604	21,768	—	(164)
Expiring 01/10/23	JPM	GBP	18	21,487	21,767	—	(280)
Expiring 01/10/23	SSB	GBP	490	598,759	592,562	6,197	—
Expiring 01/10/23	SSB	GBP	28	34,423	33,861	562	—
Expiring 01/10/23	SSB	GBP	17	20,697	20,558	139	—
Expiring 01/10/23	UAG	GBP	11	13,674	13,303	371	—
Expiring 01/12/23	MSI	GBP	959	1,147,849	1,159,952	—	(12,103)
Expiring 01/18/23	BARC	GBP	4,300	5,239,474	5,201,212	38,262	—
Expiring 01/18/23	BARC	GBP	3,100	3,770,536	3,749,712	20,824	—
Expiring 01/18/23	BARC	GBP	2,400	2,911,576	2,903,003	8,573	—
Expiring 01/18/23	BARC	GBP	2,100	2,529,474	2,540,127	—	(10,653)
Expiring 01/18/23	BARC	GBP	500	617,514	604,792	12,722	—
Expiring 01/18/23	BARC	GBP	200	245,803	241,917	3,886	—
Expiring 01/18/23	GSB	GBP	275	319,371	332,635	—	(13,264)
Expiring 01/18/23	GSB	GBP	257	307,937	310,863	—	(2,926)
Expiring 01/18/23	GSB	GBP	68	75,264	82,252	—	(6,988)
Expiring 01/18/23	GSB	GBP	60	68,520	72,575	—	(4,055)
Expiring 01/18/23	JPM	GBP	62	69,236	75,207	—	(5,971)
Expiring 01/18/23	MSCS	GBP	1,690	2,034,487	2,044,008	—	(9,521)
Expiring 01/18/23	MSI	GBP	3,100	3,739,610	3,749,712	—	(10,102)
Expiring 01/18/23	MSI	GBP	1,000	1,213,950	1,209,585	4,365	—
Expiring 01/18/23	MSI	GBP	300	371,524	362,875	8,649	—
Expiring 01/19/23	CITI	GBP	73	86,492	87,705	—	(1,213)
Expiring 01/19/23	JPM	GBP	60	69,379	72,695	—	(3,316)
Expiring 01/19/23	TD	GBP	1,846	2,056,242	2,233,478	—	(177,236)
Canadian Dollar,
Expiring 01/10/23	BARC	CAD	1,561	1,166,270	1,152,942	13,328	—
Expiring 01/10/23	BNP	CAD	125	91,317	92,324	—	(1,007)
Expiring 01/10/23	BNP	CAD	60	44,362	44,315	47	—
Expiring 01/10/23	GSI	CAD	615	451,230	454,235	—	(3,005)
Expiring 01/10/23	GSI	CAD	370	271,202	273,279	—	(2,077)
Expiring 01/10/23	GSI	CAD	240	177,845	177,262	583	—
Expiring 01/10/23	GSI	CAD	120	88,734	88,631	103	—
Expiring 01/10/23	SSB	CAD	365	269,478	269,586	—	(108)
Expiring 01/18/23	BARC	CAD	62,918	46,044,170	46,472,719	—	(428,549)
Expiring 01/18/23	BARC	CAD	1,967	1,443,826	1,453,209	—	(9,383)
Expiring 01/18/23	BARC	CAD	1,360	1,000,331	1,004,829	—	(4,498)
Expiring 01/18/23	MSCS	CAD	542	394,680	400,200	—	(5,520)
Expiring 01/18/23	MSCS	CAD	370	274,238	273,289	949	—
Expiring 01/18/23	MSCS	CAD	332	241,219	245,369	—	(4,150)
Expiring 01/18/23	MSCS	CAD	224	163,582	165,599	—	(2,017)
Expiring 01/18/23	MSI	CAD	10,501	7,717,648	7,756,557	—	(38,909)
Expiring 01/18/23	MSI	CAD	119	87,421	87,711	—	(290)
Expiring 03/16/23	UAG	CAD	82	60,542	60,579	—	(37)
Chilean Peso,
Expiring 01/10/23	BOA	CLP	31,700	34,428	37,331	—	(2,903)
Expiring 01/10/23	DB	CLP	20,700	23,279	24,377	—	(1,098)
Expiring 01/10/23	MSI	CLP	12,027	13,411	14,164	—	(753)
Expiring 03/15/23	JPM	CLP	185,243	213,094	216,205	—	(3,111)
Expiring 03/15/23	MSI	CLP	130,247	148,000	152,018	—	(4,018)
Expiring 03/15/23	MSI	CLP	59,109	67,000	68,989	—	(1,989)

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
China Yuan,
Expiring 03/16/23	BNP	CNY	4,783	$691,816	$695,339	$—	$(3,523)
Expiring 03/16/23	BOA	CNY	37	5,286	5,315	—	(29)
Expiring 03/16/23	JPM	CNY	53,766	7,773,909	7,816,517	—	(42,608)
Expiring 03/16/23	UAG	CNY	108,928	15,792,413	15,836,035	—	(43,622)
Expiring 03/16/23	UAG	CNY	3,176	459,235	461,665	—	(2,430)
Chinese Renminbi,
Expiring 01/10/23	GSI	CNH	220	31,815	31,819	—	(4)
Expiring 01/10/23	HSBC	CNH	817	113,671	118,162	—	(4,491)
Expiring 01/10/23	HSBC	CNH	420	58,436	60,745	—	(2,309)
Expiring 01/18/23	JPM	CNH	19,011	2,675,130	2,751,188	—	(76,058)
Expiring 01/18/23	JPM	CNH	4,343	615,267	628,494	—	(13,227)
Expiring 01/18/23	JPM	CNH	3,595	501,074	520,225	—	(19,151)
Expiring 01/18/23	MSCS	CNH	17,980	2,503,132	2,602,048	—	(98,916)
Expiring 02/08/23	JPM	CNH	2,680	375,298	388,479	—	(13,181)
Expiring 02/23/23	CITI	CNH	14,991	2,148,132	2,175,522	—	(27,390)
Expiring 02/23/23	CITI	CNH	7,507	1,075,671	1,089,387	—	(13,716)
Expiring 02/23/23	JPM	CNH	288	41,000	41,844	—	(844)
Colombian Peso,
Expiring 01/10/23	BNP	COP	157,381	32,064	32,397	—	(333)
Expiring 01/10/23	BNP	COP	88,843	18,100	18,288	—	(188)
Expiring 01/18/23	GSB	COP	1,931,745	396,662	397,022	—	(360)
Expiring 01/18/23	MSCS	COP	1,407,923	308,715	289,364	19,351	—
Expiring 03/15/23	MSI	COP	759,751	154,000	154,464	—	(464)
Czech Koruna,
Expiring 01/10/23	BNP	CZK	2,280	96,422	100,821	—	(4,399)
Expiring 01/10/23	BNP	CZK	110	4,652	4,864	—	(212)
Expiring 01/10/23	CITI	CZK	1,290	55,278	57,044	—	(1,766)
Expiring 01/10/23	CITI	CZK	1,190	51,216	52,621	—	(1,405)
Expiring 01/19/23	BOA	CZK	14,343	563,477	633,883	—	(70,406)
Expiring 01/19/23	GSI	CZK	18,479	726,458	816,692	—	(90,234)
Expiring 01/19/23	HSBC	CZK	17,288	678,896	764,021	—	(85,125)
Expiring 01/19/23	HSBC	CZK	6,461	254,000	285,526	—	(31,526)
Danish Krone,
Expiring 01/10/23	UAG	DKK	520	73,528	74,919	—	(1,391)
Expiring 03/16/23	BNP	DKK	8	1,192	1,198	—	(6)
Expiring 03/16/23	GSI	DKK	42	6,107	6,137	—	(30)
Euro,
Expiring 01/10/23	BARC	EUR	86	90,570	92,130	—	(1,560)
Expiring 01/10/23	BARC	EUR	66	70,160	70,705	—	(545)
Expiring 01/10/23	BNP	EUR	207	213,848	221,755	—	(7,907)
Expiring 01/10/23	BOA	EUR	258	267,479	276,391	—	(8,912)
Expiring 01/10/23	BOA	EUR	258	267,298	276,391	—	(9,093)
Expiring 01/10/23	BOA	EUR	84	89,074	89,987	—	(913)
Expiring 01/10/23	CITI	EUR	428	451,565	458,509	—	(6,944)
Expiring 01/10/23	DB	EUR	15,826	16,489,030	16,954,113	—	(465,083)
Expiring 01/10/23	DB	EUR	172	181,728	184,260	—	(2,532)
Expiring 01/10/23	GSI	EUR	85	90,156	91,060	—	(904)
Expiring 01/10/23	GSI	EUR	62	64,699	66,419	—	(1,720)
Expiring 01/10/23	JPM	EUR	344	362,536	368,521	—	(5,985)
Expiring 01/10/23	JPM	EUR	172	181,354	184,260	—	(2,906)
Expiring 01/10/23	JPM	EUR	170	181,050	182,118	—	(1,068)
Expiring 01/10/23	JPM	EUR	170	180,744	182,118	—	(1,374)
Expiring 01/10/23	JPM	EUR	169	179,194	181,047	—	(1,853)
Expiring 01/10/23	JPM	EUR	169	179,262	181,047	—	(1,785)
Expiring 01/10/23	JPM	EUR	86	89,565	92,130	—	(2,565)

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/10/23	JPM	EUR	86	$89,953	$92,130	$—	$(2,177)
Expiring 01/10/23	JPM	EUR	85	89,539	91,059	—	(1,520)
Expiring 01/10/23	JPM	EUR	40	42,872	42,851	21	—
Expiring 01/10/23	JPM	EUR	22	23,065	23,568	—	(503)
Expiring 01/10/23	JPM	EUR	6	6,340	6,427	—	(87)
Expiring 01/10/23	JPM	EUR	6	6,340	6,427	—	(87)
Expiring 01/10/23	JPM	EUR	6	6,343	6,427	—	(84)
Expiring 01/10/23	MSI	EUR	170	180,952	182,118	—	(1,166)
Expiring 01/10/23	MSI	EUR	88	91,313	94,273	—	(2,960)
Expiring 01/10/23	MSI	EUR	86	90,943	92,130	—	(1,187)
Expiring 01/10/23	RBC	EUR	120	127,861	128,554	—	(693)
Expiring 01/10/23	SSB	EUR	87	90,790	93,202	—	(2,412)
Expiring 01/10/23	SSB	EUR	85	90,333	91,059	—	(726)
Expiring 01/10/23	SSB	EUR	64	68,271	68,562	—	(291)
Expiring 01/10/23	UAG	EUR	85	90,333	91,059	—	(726)
Expiring 01/10/23	UAG	EUR	84	89,360	89,988	—	(628)
Expiring 01/12/23	BNP	EUR	2,616	2,711,791	2,803,071	—	(91,280)
Expiring 01/12/23	HSBC	EUR	110	117,034	117,888	—	(854)
Expiring 01/12/23	JPM	EUR	119	124,262	127,570	—	(3,308)
Expiring 01/18/23	BARC	EUR	2,900	3,094,310	3,108,461	—	(14,151)
Expiring 01/18/23	BARC	EUR	100	106,284	107,188	—	(904)
Expiring 01/18/23	BARC	EUR	100	106,660	107,188	—	(528)
Expiring 01/18/23	GSB	EUR	710	744,009	761,037	—	(17,028)
Expiring 01/18/23	GSB	EUR	335	333,168	359,081	—	(25,913)
Expiring 01/18/23	JPM	EUR	134	141,641	143,632	—	(1,991)
Expiring 01/18/23	MSCS	EUR	4,020	4,039,025	4,308,938	—	(269,913)
Expiring 01/18/23	MSCS	EUR	665	660,676	712,802	—	(52,126)
Expiring 01/18/23	MSCS	EUR	530	559,572	568,098	—	(8,526)
Expiring 01/18/23	MSCS	EUR	460	477,971	493,066	—	(15,095)
Expiring 01/18/23	MSCS	EUR	270	285,061	289,408	—	(4,347)
Expiring 01/18/23	MSCS	EUR	200	201,028	214,377	—	(13,349)
Expiring 01/18/23	MSCS	EUR	190	198,226	203,658	—	(5,432)
Expiring 01/18/23	MSI	EUR	59,691	63,271,434	63,982,254	—	(710,820)
Expiring 01/18/23	MSI	EUR	400	426,691	428,753	—	(2,062)
Expiring 01/18/23	MSI	EUR	200	213,100	214,377	—	(1,277)
Expiring 01/18/23	MSI	EUR	200	213,418	214,376	—	(958)
Expiring 01/19/23	BNP	EUR	7,400	7,267,763	7,932,453	—	(664,690)
Expiring 01/19/23	CITI	EUR	287	296,954	307,934	—	(10,980)
Expiring 01/19/23	CITI	EUR	127	134,982	136,139	—	(1,157)
Expiring 01/19/23	DB	EUR	4,933	4,802,623	5,288,301	—	(485,678)
Expiring 01/19/23	JPM	EUR	70	69,920	75,339	—	(5,419)
Expiring 03/16/23	BARC	EUR	579	621,058	623,440	—	(2,382)
Expiring 03/16/23	BARC	EUR	318	340,495	341,760	—	(1,265)
Expiring 03/16/23	UAG	EUR	648	691,553	697,220	—	(5,667)
Hong Kong Dollar,
Expiring 03/16/23	BARC	HKD	617	79,238	79,172	66	—
Expiring 03/16/23	BNP	HKD	39	4,989	4,982	7	—
Expiring 03/16/23	GSI	HKD	56	7,178	7,168	10	—
Hungarian Forint,
Expiring 01/10/23	DB	HUF	11,895	30,115	31,776	—	(1,661)
Expiring 01/10/23	DB	HUF	2,053	5,198	5,485	—	(287)
Expiring 01/19/23	GSI	HUF	33,132	77,421	88,275	—	(10,854)
Expiring 03/16/23	UAG	HUF	477	1,209	1,251	—	(42)
Indian Rupee,
Expiring 01/10/23	BOA	INR	1,950	23,628	23,558	70	—

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 01/10/23	CITI	INR	3,760	$45,603	$45,426	$177	$—
Expiring 03/15/23	CITI	INR	7,242	87,019	87,072	—	(53)
Expiring 03/15/23	JPM	INR	21,258	257,000	255,605	1,395	—
Indonesian Rupiah,
Expiring 01/10/23	SCS	IDR	2,454,520	155,932	157,768	—	(1,836)
Expiring 01/10/23	SCS	IDR	296,000	18,804	19,025	—	(221)
Expiring 01/18/23	JPM	IDR	43,333,850	2,840,633	2,790,804	49,829	—
Expiring 01/18/23	JPM	IDR	25,678,312	1,680,078	1,653,745	26,333	—
Expiring 01/18/23	JPM	IDR	1,882,542	122,962	121,241	1,721	—
Expiring 01/18/23	JPM	IDR	413,474	26,535	26,628	—	(93)
Israeli Shekel,
Expiring 01/10/23	HSBC	ILS	273	79,384	77,696	1,688	—
Expiring 01/10/23	HSBC	ILS	254	73,859	72,288	1,571	—
Expiring 03/15/23	CITI	ILS	277	80,958	79,036	1,922	—
Japanese Yen,
Expiring 01/10/23	BARC	JPY	37,200	269,788	283,872	—	(14,084)
Expiring 01/10/23	BARC	JPY	12,300	90,394	93,861	—	(3,467)
Expiring 01/10/23	BARC	JPY	12,300	93,783	93,861	—	(78)
Expiring 01/10/23	BARC	JPY	6,100	46,373	46,549	—	(176)
Expiring 01/10/23	BARC	JPY	4,800	36,372	36,629	—	(257)
Expiring 01/10/23	BNP	JPY	49,000	358,401	373,918	—	(15,517)
Expiring 01/10/23	BNP	JPY	12,400	91,780	94,624	—	(2,844)
Expiring 01/10/23	BOA	JPY	23,600	178,530	180,092	—	(1,562)
Expiring 01/10/23	BOA	JPY	18,500	136,014	141,173	—	(5,159)
Expiring 01/10/23	BOA	JPY	11,800	89,279	90,046	—	(767)
Expiring 01/10/23	GSI	JPY	12,200	93,041	93,098	—	(57)
Expiring 01/10/23	HSBC	JPY	24,800	182,212	189,248	—	(7,036)
Expiring 01/10/23	HSBC	JPY	12,400	89,894	94,624	—	(4,730)
Expiring 01/10/23	HSBC	JPY	12,400	91,160	94,624	—	(3,464)
Expiring 01/10/23	HSBC	JPY	12,300	88,689	93,861	—	(5,172)
Expiring 01/10/23	HSBC	JPY	12,300	90,389	93,861	—	(3,472)
Expiring 01/10/23	HSBC	JPY	11,600	87,833	88,520	—	(687)
Expiring 01/10/23	JPM	JPY	11,900	89,742	90,808	—	(1,066)
Expiring 01/10/23	MSI	JPY	404,763	2,942,169	3,088,740	—	(146,571)
Expiring 01/10/23	MSI	JPY	24,400	180,240	186,196	—	(5,956)
Expiring 01/10/23	SSB	JPY	12,500	90,532	95,387	—	(4,855)
Expiring 01/10/23	SSB	JPY	12,400	89,951	94,625	—	(4,674)
Expiring 01/10/23	TD	JPY	18,019	136,775	137,503	—	(728)
Expiring 01/17/23	BMO	JPY	221,950	1,542,478	1,695,290	—	(152,812)
Expiring 01/18/23	BARC	JPY	1,024,655	7,809,695	7,827,536	—	(17,841)
Expiring 01/18/23	BARC	JPY	331,201	2,481,456	2,530,108	—	(48,652)
Expiring 01/18/23	BARC	JPY	262,137	1,974,997	2,002,514	—	(27,517)
Expiring 01/18/23	BARC	JPY	35,578	269,096	271,788	—	(2,692)
Expiring 01/18/23	CITI	JPY	10,500	71,566	80,211	—	(8,645)
Expiring 01/18/23	GSB	JPY	12,000	87,168	91,670	—	(4,502)
Expiring 01/18/23	MSI	JPY	4,492,102	32,923,042	34,316,017	—	(1,392,975)
Expiring 01/18/23	MSI	JPY	341,336	2,593,699	2,607,527	—	(13,828)
Expiring 01/19/23	JPM	JPY	33,965	247,000	259,497	—	(12,497)
Expiring 01/19/23	JPM	JPY	17,325	126,000	132,368	—	(6,368)
Expiring 01/19/23	TD	JPY	33,788	245,000	258,148	—	(13,148)
Expiring 03/16/23	BARC	JPY	38,643	292,934	297,506	—	(4,572)
Expiring 03/16/23	GSI	JPY	79,053	596,078	608,612	—	(12,534)
Expiring 03/16/23	GSI	JPY	14,177	108,311	109,148	—	(837)
Expiring 03/16/23	UAG	JPY	82,555	632,845	635,571	—	(2,726)

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Malaysian Ringgit,
Expiring 01/10/23	HSBC	MYR	1,104	$245,241	$252,343	$—	$(7,102)
Mexican Peso,
Expiring 01/10/23	BARC	MXN	280	14,125	14,340	—	(215)
Expiring 01/10/23	BOA	MXN	1,080	56,232	55,309	923	—
Expiring 01/10/23	BOA	MXN	840	43,077	43,019	58	—
Expiring 01/10/23	CITI	MXN	1,080	55,486	55,310	176	—
Expiring 01/10/23	GSI	MXN	2,160	110,874	110,619	255	—
Expiring 01/10/23	UAG	MXN	3,514	179,969	179,961	8	—
Expiring 01/18/23	BOA	MXN	16,783	861,221	858,114	3,107	—
Expiring 01/18/23	BOA	MXN	8,972	445,211	458,727	—	(13,516)
Expiring 01/18/23	JPM	MXN	3,983	201,835	203,628	—	(1,793)
Expiring 01/18/23	JPM	MXN	211	10,797	10,804	—	(7)
Expiring 03/15/23	CITI	MXN	13,929	713,764	704,981	8,783	—
New Taiwanese Dollar,
Expiring 01/10/23	BNP	TWD	816	26,372	26,600	—	(228)
Expiring 01/18/23	JPM	TWD	25,103	818,994	818,807	187	—
Expiring 01/18/23	JPM	TWD	23,442	769,105	764,640	4,465	—
Expiring 03/15/23	GSI	TWD	10,793	350,000	354,012	—	(4,012)
Expiring 03/15/23	JPM	TWD	39,205	1,302,260	1,285,953	16,307	—
New Zealand Dollar,
Expiring 01/10/23	BARC	NZD	1,598	995,570	1,014,730	—	(19,160)
Expiring 01/10/23	BARC	NZD	402	250,450	255,270	—	(4,820)
Expiring 01/10/23	BNP	NZD	224	142,449	142,240	209	—
Expiring 01/10/23	BNP	NZD	145	90,077	92,075	—	(1,998)
Expiring 01/10/23	BNP	NZD	50	31,829	31,750	79	—
Expiring 01/10/23	CITI	NZD	280	179,973	177,800	2,173	—
Expiring 01/10/23	CITI	NZD	140	88,757	88,900	—	(143)
Expiring 01/10/23	GSI	NZD	140	89,052	88,900	152	—
Expiring 01/10/23	HSBC	NZD	425	269,692	269,875	—	(183)
Expiring 01/10/23	JPM	NZD	280	179,564	177,800	1,764	—
Expiring 01/10/23	JPM	NZD	145	90,238	92,075	—	(1,837)
Expiring 01/10/23	JPM	NZD	140	89,222	88,900	322	—
Expiring 01/10/23	JPM	NZD	140	88,679	88,900	—	(221)
Expiring 01/10/23	JPM	NZD	140	89,025	88,900	125	—
Expiring 01/10/23	MSI	NZD	280	177,380	177,800	—	(420)
Expiring 01/10/23	MSI	NZD	280	178,551	177,800	751	—
Expiring 01/10/23	MSI	NZD	27	17,335	17,145	190	—
Expiring 01/10/23	SSB	NZD	110	68,565	69,850	—	(1,285)
Expiring 01/10/23	UAG	NZD	206	131,155	130,810	345	—
Expiring 01/10/23	UAG	NZD	23	14,694	14,605	89	—
Expiring 01/18/23	BARC	NZD	158,365	101,559,393	100,574,360	985,033	—
Expiring 01/18/23	MSI	NZD	9,400	6,014,942	5,969,752	45,190	—
Expiring 01/18/23	MSI	NZD	1,600	1,017,006	1,016,128	878	—
Expiring 01/18/23	MSI	NZD	800	503,870	508,064	—	(4,194)
Expiring 01/18/23	MSI	NZD	600	376,898	381,048	—	(4,150)
Expiring 01/18/23	MSI	NZD	600	379,010	381,048	—	(2,038)
Expiring 03/16/23	JPM	NZD	2,911	1,891,684	1,849,699	41,985	—
Expiring 03/16/23	UAG	NZD	2,911	1,891,728	1,849,699	42,029	—
Norwegian Krone,
Expiring 01/10/23	CITI	NOK	2,200	222,672	224,668	—	(1,996)
Expiring 01/10/23	CITI	NOK	880	90,038	89,867	171	—
Expiring 01/10/23	CITI	NOK	570	57,064	58,210	—	(1,146)
Expiring 01/10/23	CITI	NOK	310	31,845	31,657	188	—
Expiring 01/10/23	CITI	NOK	88	8,806	8,987	—	(181)
Expiring 01/10/23	JPM	NOK	890	89,319	90,889	—	(1,570)

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 01/10/23	JPM	NOK	330	$33,678	$33,700	$—	$(22)
Expiring 01/10/23	MSI	NOK	1,688	168,324	172,382	—	(4,058)
Expiring 01/10/23	UAG	NOK	402	40,245	41,053	—	(808)
Expiring 01/10/23	UAG	NOK	320	32,790	32,679	111	—
Expiring 01/18/23	BARC	NOK	794,181	79,750,234	81,130,056	—	(1,379,822)
Expiring 01/18/23	BARC	NOK	28,082	2,822,311	2,868,777	—	(46,466)
Expiring 01/18/23	BARC	NOK	4,624	462,783	472,327	—	(9,544)
Expiring 01/18/23	MSI	NOK	76,827	7,711,737	7,848,302	—	(136,565)
Expiring 01/18/23	MSI	NOK	34,816	3,545,405	3,556,673	—	(11,268)
Expiring 01/18/23	MSI	NOK	28,354	2,893,050	2,896,572	—	(3,522)
Expiring 01/18/23	MSI	NOK	12,129	1,233,273	1,239,072	—	(5,799)
Expiring 01/18/23	MSI	NOK	7,611	768,053	777,517	—	(9,464)
Expiring 01/18/23	MSI	NOK	4,831	495,615	493,485	2,130	—
Peruvian Nuevo Sol,
Expiring 01/10/23	CITI	PEN	83	21,443	21,834	—	(391)
Expiring 01/10/23	CITI	PEN	68	17,567	17,887	—	(320)
Expiring 03/15/23	UAG	PEN	163	42,000	42,615	—	(615)
Philippine Peso,
Expiring 03/15/23	CITI	PHP	12,430	219,000	222,694	—	(3,694)
Expiring 03/15/23	JPM	PHP	14,731	263,000	263,931	—	(931)
Expiring 03/15/23	MSI	PHP	64,632	1,139,297	1,157,964	—	(18,667)
Polish Zloty,
Expiring 01/10/23	BARC	PLN	250	55,216	57,014	—	(1,798)
Expiring 01/10/23	DB	PLN	369	80,226	84,151	—	(3,925)
Expiring 01/10/23	MSI	PLN	255	55,901	58,153	—	(2,252)
Expiring 01/10/23	UAG	PLN	125	28,357	28,506	—	(149)
Expiring 01/18/23	MSCS	PLN	7,118	1,400,417	1,622,088	—	(221,671)
Expiring 01/18/23	MSCS	PLN	2,033	404,893	463,404	—	(58,511)
Expiring 01/18/23	MSCS	PLN	827	188,107	188,551	—	(444)
Expiring 01/19/23	BOA	PLN	869	192,570	198,114	—	(5,544)
Expiring 01/19/23	CITI	PLN	642	145,000	146,276	—	(1,276)
Expiring 01/19/23	GSI	PLN	1,176	263,000	268,022	—	(5,022)
Expiring 01/19/23	GSI	PLN	793	177,000	180,627	—	(3,627)
Expiring 01/19/23	JPM	PLN	773	175,000	176,177	—	(1,177)
Expiring 01/19/23	MSI	PLN	669	148,000	152,405	—	(4,405)
Expiring 03/16/23	BOA	PLN	34	7,633	7,702	—	(69)
Romanian Leu,
Expiring 01/10/23	UAG	RON	95	20,268	20,570	—	(302)
Singapore Dollar,
Expiring 01/10/23	BNP	SGD	35	25,845	26,138	—	(293)
Expiring 01/10/23	JPM	SGD	226	163,175	168,779	—	(5,604)
Expiring 01/10/23	JPM	SGD	70	51,538	52,276	—	(738)
Expiring 01/10/23	JPM	SGD	60	44,342	44,808	—	(466)
Expiring 01/18/23	BARC	SGD	5,228	3,867,131	3,904,860	—	(37,729)
Expiring 01/18/23	BARC	SGD	2,766	2,046,099	2,065,617	—	(19,518)
Expiring 01/18/23	BARC	SGD	380	279,964	283,543	—	(3,579)
Expiring 01/18/23	BARC	SGD	41	30,114	30,324	—	(210)
Expiring 01/18/23	BARC	SGD	7	5,506	5,540	—	(34)
Expiring 01/18/23	MSI	SGD	31,294	23,150,653	23,373,250	—	(222,597)
Expiring 01/18/23	MSI	SGD	90	66,576	67,359	—	(783)
South African Rand,
Expiring 01/10/23	BOA	ZAR	960	55,887	56,446	—	(559)
Expiring 01/10/23	GSI	ZAR	960	55,895	56,445	—	(550)
Expiring 01/10/23	GSI	ZAR	960	55,944	56,446	—	(502)
Expiring 01/10/23	GSI	ZAR	940	54,219	55,270	—	(1,051)

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 01/18/23	MSCS	ZAR	1,899	$111,471	$111,571	$—	$(100)
Expiring 01/18/23	MSCS	ZAR	475	25,851	27,920	—	(2,069)
South Korean Won,
Expiring 01/10/23	BARC	KRW	54,260	42,201	43,097	—	(896)
Expiring 01/10/23	BNP	KRW	806,580	605,091	640,639	—	(35,548)
Expiring 01/10/23	BNP	KRW	44,670	33,511	35,480	—	(1,969)
Expiring 01/10/23	BOA	KRW	239,630	180,465	190,330	—	(9,865)
Expiring 01/10/23	CITI	KRW	118,970	91,284	94,494	—	(3,210)
Expiring 03/15/23	CITI	KRW	87,402	67,000	69,531	—	(2,531)
Expiring 03/15/23	JPM	KRW	103,948	81,000	82,694	—	(1,694)
Expiring 03/15/23	JPM	KRW	88,250	68,000	70,206	—	(2,206)
Expiring 03/15/23	MSI	KRW	85,827	67,000	68,278	—	(1,278)
Expiring 03/16/23	UAG	KRW	593,107	451,478	471,853	—	(20,375)
Swedish Krona,
Expiring 01/10/23	BNP	SEK	951	91,994	91,197	797	—
Expiring 01/10/23	BNP	SEK	88	8,513	8,439	74	—
Expiring 01/10/23	CITI	SEK	3,740	360,895	358,652	2,243	—
Expiring 01/10/23	JPM	SEK	2,810	272,184	269,468	2,716	—
Expiring 01/10/23	JPM	SEK	940	90,917	90,142	775	—
Expiring 01/10/23	JPM	SEK	260	25,372	24,933	439	—
Expiring 01/18/23	BARC	SEK	274,405	26,693,912	26,326,883	367,029	—
Expiring 01/18/23	MSI	SEK	33,142	3,215,646	3,179,659	35,987	—
Expiring 01/18/23	MSI	SEK	4,565	448,714	437,965	10,749	—
Expiring 03/16/23	BNP	SEK	6,229	599,958	599,563	395	—
Expiring 03/16/23	BOA	SEK	433	41,643	41,702	—	(59)
Swiss Franc,
Expiring 01/10/23	BARC	CHF	85	90,745	92,038	—	(1,293)
Expiring 01/10/23	BARC	CHF	10	10,767	10,828	—	(61)
Expiring 01/10/23	BNP	CHF	327	348,683	354,077	—	(5,394)
Expiring 01/10/23	BNP	CHF	170	181,152	184,077	—	(2,925)
Expiring 01/10/23	BNP	CHF	161	171,676	174,332	—	(2,656)
Expiring 01/10/23	BOA	CHF	80	86,745	86,624	121	—
Expiring 01/10/23	BOA	CHF	10	10,775	10,828	—	(53)
Expiring 01/10/23	CITI	CHF	85	92,100	92,039	61	—
Expiring 01/10/23	CITI	CHF	85	91,289	92,038	—	(749)
Expiring 01/10/23	GSI	CHF	85	91,113	92,039	—	(926)
Expiring 01/10/23	JPM	CHF	170	182,554	184,077	—	(1,523)
Expiring 01/10/23	JPM	CHF	20	21,249	21,656	—	(407)
Expiring 01/10/23	JPM	CHF	10	10,759	10,829	—	(70)
Expiring 01/10/23	SSB	CHF	165	177,824	178,662	—	(838)
Expiring 01/10/23	SSB	CHF	85	91,513	92,039	—	(526)
Expiring 01/18/23	BARC	CHF	54,322	58,506,856	58,874,919	—	(368,063)
Expiring 01/18/23	BARC	CHF	113	122,449	122,880	—	(431)
Expiring 01/18/23	MSI	CHF	6,154	6,639,742	6,669,813	—	(30,071)
Expiring 01/18/23	MSI	CHF	4,198	4,548,618	4,549,491	—	(873)
Expiring 01/18/23	MSI	CHF	2,084	2,241,757	2,258,724	—	(16,967)
Expiring 01/18/23	MSI	CHF	433	468,093	468,814	—	(721)
Expiring 01/19/23	BNP	CHF	33	35,736	35,782	—	(46)
Expiring 01/19/23	CITI	CHF	158	160,802	171,670	—	(10,868)
Expiring 01/19/23	CITI	CHF	81	82,019	87,562	—	(5,543)
Expiring 03/16/23	UAG	CHF	552	600,746	601,565	—	(819)
Expiring 03/16/23	UAG	CHF	62	67,273	67,223	50	—
Thai Baht,
Expiring 01/10/23	BARC	THB	2,574	71,888	74,398	—	(2,510)
Expiring 01/10/23	BARC	THB	120	3,351	3,468	—	(117)

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 03/15/23	CITI	THB	6,766	$189,000	$196,806	$—	$(7,806)
Expiring 03/15/23	CITI	THB	6,189	179,000	180,027	—	(1,027)
Expiring 03/15/23	GSI	THB	37,429	1,067,864	1,088,675	—	(20,811)
Expiring 03/15/23	GSI	THB	5,633	157,000	163,854	—	(6,854)
Expiring 03/16/23	UAG	THB	1,259	36,865	36,617	248	—
Turkish Lira,
Expiring 01/10/23	BARC	TRY	4	210	212	—	(2)
Expiring 03/16/23	UAG	TRY	22	1,112	1,094	18	—

				$718,725,885	$726,450,376	1,834,637	(9,559,128)

						$10,332,972	$(12,211,447)

Cross currency exchange contracts outstanding at December 31, 2022:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/19/23	Buy	AUD	95	EUR	61	$—	$(874)	JPM
01/19/23	Buy	CZK	1,527	EUR	62	616	—	MSI
01/19/23	Buy	CZK	1,817	EUR	74	743	—	MSI
01/19/23	Buy	CZK	3,724	EUR	152	1,659	—	GSI
01/19/23	Buy	CZK	3,954	EUR	160	3,436	—	BOA
01/19/23	Buy	CZK	4,311	EUR	176	2,089	—	HSBC
01/19/23	Buy	CZK	6,021	EUR	243	5,485	—	GSI
01/19/23	Buy	CZK	6,655	EUR	271	4,143	—	HSBC
01/19/23	Buy	CZK	6,698	EUR	270	6,166	—	BOA
01/19/23	Buy	CZK	7,421	EUR	303	3,114	—	GSI
01/19/23	Buy	EUR	43	HUF	17,889	—	(1,150)	GSI
01/19/23	Buy	EUR	60	PLN	286	—	(783)	HSBC
01/19/23	Buy	EUR	60	HUF	24,380	—	(1,120)	MSI
01/19/23	Buy	EUR	70	HUF	28,634	—	(1,200)	MSI
01/19/23	Buy	EUR	118	HUF	48,332	—	(2,698)	GSI
01/19/23	Buy	EUR	120	HUF	50,180	—	(5,306)	MSI
01/19/23	Buy	EUR	138	HUF	57,411	—	(4,709)	MSI
01/19/23	Buy	EUR	140	CZK	3,429	—	(1,485)	HSBC
01/19/23	Buy	EUR	169	HUF	70,313	—	(6,175)	HSBC
01/19/23	Buy	EUR	248	PLN	1,177	—	(2,230)	CITI
01/19/23	Buy	HUF	44,949	EUR	106	5,917	—	BOA
01/19/23	Buy	HUF	57,896	EUR	136	8,358	—	MSI
01/19/23	Buy	PLN	471	EUR	98	1,986	—	MSI
01/19/23	Buy	PLN	570	EUR	118	3,031	—	BOA
01/19/23	Buy	PLN	1,039	EUR	214	7,999	—	BOA

						$54,742	$(27,730)

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
Teva Pharmaceutical Industries Ltd.	06/20/26	1.000%(Q)	268	3.074%	$(18,333)	$(16,839)	$1,494

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Credit default swap agreements outstanding at December 31, 2022: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	03/20/23	1.000	%(Q)	215	$28,108	$26,052	$2,056	BARC
Gazprom PAO	03/20/23	1.000	%(Q)	110	14,381	13,329	1,052	BARC
Gazprom PAO	06/20/24	1.000	%(Q)	121	40,757	57,026	(16,269)	BARC

					$83,246	$96,407	$(13,161)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Hellenic Republic	12/20/28	1.000	%(Q)	250	1.551%	$(6,930)	$(2,035)	$(4,895)	JPM
International Bank for Reconstruction & Development	06/20/23	0.250	%(Q)	1,610	0.149%	895	748	147	BOA
International Bank for Reconstruction & Development	06/20/23	0.250	%(Q)	390	0.149%	217	181	36	BOA
Republic of Poland	06/20/24	1.000	%(Q)	90	0.728%	379	103	276	BNP

						$(5,439)	$(1,003)	$(4,436)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	5,330	$(17,584)	$(44,258)	$(26,674)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.39.V1	12/20/27	5.000%(Q)	859	4.849%	$9,224	$6,431	$(2,793)
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	1,450	0.819%	2,728	12,040	9,312

					$11,952	$18,471	$6,519

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2022:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
GBP	1,120	10/15/26	4.500%(T)	U.K. Retail Prices Index(2)(T)	$(39,308)	$(144,712)	$(105,404)
	418	10/06/32	2.469%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	3,067	3,067
	828	10/26/32	2.776%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(15,588)	(15,588)
	828	10/26/32	2.777%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(15,663)	(15,663)
	823	10/31/32	2.712%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(10,596)	(10,596)
	823	10/31/32	2.715%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(10,782)	(10,782)

					$(39,308)	$(194,274)	$(154,966)

(1) The Portfolio pays the fixed rate and receives the floating rate.

(2) The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2022:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	347	09/18/27	3.500%(Q)	3 Month BBSW(2)(Q)/ 3.265%	$45	$(3,740)	$(3,785)
AUD	371	06/21/28	3.781%(S)	6 Month BBSW(2)(S)/ 3.765%	347	(6,400)	(6,747)
AUD	805	12/03/31	2.750%(S)	6 Month BBSW(2)(S)/ 3.765%	71,586	(71,759)	(143,345)
AUD	224	12/15/32	4.219%(S)	6 Month BBSW(2)(S)/ 3.765%	(1,336)	(3,834)	(2,498)
AUD	89	06/21/33	3.969%(S)	6 Month BBSW(2)(S)/ 3.765%	128	(3,121)	(3,249)
BRL	10,715	01/02/25	13.535%(T)	1 Day BROIS(2)(T)/ 0.051%	—	32,580	32,580
BRL	10,715	01/02/25	13.560%(T)	1 Day BROIS(2)(T)/ 0.051%	—	33,572	33,572
CAD	720	12/03/23	2.450%(S)	3 Month CDOR(2)(S)/ 4.935%	8,357	(13,019)	(21,376)
CAD	790	12/03/26	2.550%(S)	3 Month CDOR(2)(S)/ 4.935%	28,788	(29,216)	(58,004)
CAD	315	06/19/27	2.219%(S)	3 Month CDOR(1)(S)/ 4.935%	4,491	6,739	2,248
CAD	337	06/21/28	3.344%(S)	3 Month CDOR(1)(S)/ 4.935%	(2,558)	2,558	5,116
CAD	193	12/15/32	3.500%(S)	3 Month CDOR(2)(S)/ 4.935%	718	(1,171)	(1,889)
CAD	80	06/21/33	3.375%(S)	3 Month CDOR(1)(S)/ 4.935%	(1,017)	1,456	2,473
CAD	290	12/03/41	2.800%(S)	3 Month CDOR(2)(S)/ 4.935%	25,973	(32,904)	(58,877)
CAD	440	12/03/50	2.800%(S)	3 Month CDOR(2)(S)/ 4.935%	47,325	(52,232)	(99,557)
CAD	170	12/03/51	2.800%(S)	3 Month CDOR(1)(Q)/ 4.935%	18,761	19,958	1,197
CHF	325	08/10/31	(0.220)%(A)	1 Day SARON(2)(A)/ 0.942%	—	(63,912)	(63,912)
CLP	46,250	08/12/26	3.620%(S)	1 Day CLOIS(2)(S)/ 11.250%	—	(4,769)	(4,769)
CNH	8,395	08/12/26	2.490%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	(8)	(6,779)	(6,771)
CNH	21,955	08/20/26	2.440%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	(70)	(23,339)	(23,269)
CNH	993	09/21/27	2.341%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(2,660)	(2,660)
CNH	1,048	12/21/27	2.498%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(2,249)	(2,249)
CNH	1,892	12/21/27	2.595%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(2,356)	(2,356)

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	29,079	03/15/28	2.870%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	$—	$10,819	$10,819
COP	146,000	08/12/31	5.910%(Q)	1 Day COOIS(2)(Q)/ 11.144%	—	(6,342)	(6,342)
CZK	4,760	08/12/26	2.062%(A)	6 Month PRIBOR(2)(S)/ 7.260%	—	(28,423)	(28,423)
DKK	800	04/08/32	1.581%(A)	6 Month CIBOR(2)(S)/ 2.947%	—	(15,147)	(15,147)
EUR	6,320	11/23/24	(0.046)%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(230,916)	(230,916)
EUR	3,245	12/02/24	(0.285)%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(239,155)	(239,155)
EUR	500	12/02/26	(0.146)%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(66,836)	(66,836)
EUR	175	06/18/28	2.406%(A)	6 Month EURIBOR(2)(S)/ 2.693%	214	(3,564)	(3,778)
EUR	116	06/21/28	2.594%(A)	6 Month EURIBOR(2)(S)/ 2.693%	227	(3,803)	(4,030)
EUR	54	06/21/33	2.562%(A)	6 Month EURIBOR(2)(S)/ 2.693%	141	(3,200)	(3,341)
EUR	185	11/24/41	0.565%(A)	6 Month EURIBOR(1)(S)/ 2.693%	—	28,191	28,191
EUR	185	11/24/41	0.600%(A)	3 Month EURIBOR(2)(Q)/ 2.132%	—	(30,053)	(30,053)
EUR	449	11/25/41	0.629%(A)	6 Month EURIBOR(1)(S)/ 2.693%	—	66,360	66,360
EUR	449	11/25/41	0.663%(A)	3 Month EURIBOR(2)(Q)/ 2.132%	—	(70,925)	(70,925)
EUR	430	02/17/42	0.536%(A)	6 Month EURIBOR(2)(S)/ 2.693%	(26,887)	(159,756)	(132,869)
GBP	380	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 3.428%	(13,904)	48,856	62,760
GBP	1,190	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 3.428%	(16,485)	152,997	169,482
GBP	196	12/18/27	2.312%(A)	1 Day SONIA(1)(A)/ 3.428%	1,667	9,161	7,494
GBP	102	06/21/28	3.625%(A)	1 Day SONIA(2)(A)/ 3.428%	66	(2,180)	(2,246)
GBP	183	12/07/30	1.009%(A)	1 Day SONIA(2)(A)/ 3.428%	—	(42,080)	(42,080)
GBP	139	12/15/32	2.031%(A)	1 Day SONIA(1)(A)/ 3.428%	2,056	8,192	6,136
GBP	50	06/21/33	3.219%(A)	1 Day SONIA(1)(A)/ 3.428%	(76)	2,405	2,481
GBP	170	05/08/37	1.200%(A)	1 Day SONIA(2)(A)/ 3.428%	(56,714)	(58,411)	(1,697)
GBP	725	05/08/46	1.250%(A)	1 Day SONIA(2)(A)/ 3.428%	137,337	(325,026)	(462,363)
HUF	11,000	08/10/31	2.748%(A)	6 Month BUBOR(2)(S)/ 15.750%	—	(12,745)	(12,745)
ILS	240	08/12/31	1.120%(A)	3 Month TELBOR(2)(Q)/ 3.696%	—	(12,608)	(12,608)
JPY	210,000	07/08/23	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	697	(579)	(1,276)
JPY	40,000	07/08/24	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	(462)	(1,108)	(646)
JPY	103,000	07/08/26	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	1,969	(13,847)	(15,816)
JPY	22,546	06/18/28	0.469%(A)	1 Day TONAR(2)(A)/ (0.022)%	34	(2,156)	(2,190)
JPY	137,500	07/08/28	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	1,230	(39,461)	(40,691)
JPY	46,000	07/08/29	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	(8,260)	(17,217)	(8,957)
JPY	63,500	07/08/31	0.000%(A)	1 Day TONAR(2)(A)/ (0.022)%	1,147	(33,250)	(34,397)
JPY	6,879	06/21/33	0.688%(A)	1 Day TONAR(2)(A)/ (0.022)%	187	(1,436)	(1,623)
JPY	141,000	07/08/35	0.100%(A)	1 Day TONAR(2)(A)/ (0.022)%	3,537	(116,133)	(119,670)
JPY	61,000	07/08/41	0.250%(A)	1 Day TONAR(2)(A)/ (0.022)%	419	(76,153)	(76,572)
JPY	71,000	07/08/46	0.350%(A)	1 Day TONAR(2)(A)/ (0.022)%	9,102	(106,612)	(115,714)
JPY	39,800	07/08/51	0.450%(A)	1 Day TONAR(2)(A)/ (0.022)%	5,526	(64,441)	(69,967)
KRW	720,000	08/13/31	1.630%(Q)	3 Month KWCDC(2)(Q)/ 3.980%	—	(82,648)	(82,648)
MXN	94,581	11/20/24	9.775%(M)	28 Day Mexican Interbank Rate(2)(M)/ 10.770%	—	(17,078)	(17,078)
MXN	177,054	11/20/24	9.790%(M)	28 Day Mexican Interbank Rate(2)(M)/ 10.770%	—	(29,533)	(29,533)
MXN	17,278	06/29/26	6.680%(M)	28 Day Mexican Interbank Rate(2)(M)/ 10.770%	—	(62,813)	(62,813)
MXN	17,278	06/29/26	6.680%(M)	28 Day Mexican Interbank Rate(2)(M)/ 10.770%	(428)	(62,813)	(62,385)
MXN	1,288	07/01/26	6.660%(M)	28 Day Mexican Interbank Rate(2)(M)/ 10.770%	—	(4,711)	(4,711)
MXN	30,946	12/22/26	7.360%(M)	28 Day Mexican Interbank Rate(2)(M)/ 10.770%	—	(82,327)	(82,327)
MXN	30,946	12/22/26	7.375%(M)	28 Day Mexican Interbank Rate(2)(M)/ 10.770%	—	(81,533)	(81,533)
MXN	3,435	08/02/28	6.740%(M)	28 Day Mexican Interbank Rate(2)(M)/ 10.770%	(9)	(15,824)	(15,815)
MXN	31,562	10/25/32	9.260%(M)	28 Day Mexican Interbank Rate(2)(M)/ 10.770%	—	53,861	53,861
NOK	3,190	03/15/28	3.531%(A)	6 Month NIBOR(1)(S)/ 3.510%	203	(4,460)	(4,663)

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
NOK	345	08/10/31	1.460%(A)	6 Month NIBOR(2)(S)/ 3.510%	$—	$(4,949)	$(4,949)
NOK	1,481	12/15/32	3.219%(A)	6 Month NIBOR(2)(S)/ 3.510%	231	(414)	(645)
NOK	596	06/21/33	3.156%(A)	6 Month NIBOR(1)(S)/ 3.510%	(725)	449	1,174
NZD	218	03/15/28	4.094%(S)	3 Month BBR(1)(Q)/ 4.650%	2,594	4,612	2,018
NZD	349	03/19/28	4.344%(S)	3 Month BBR(1)(Q)/ 4.650%	338	605	267
NZD	120	08/10/31	1.876%(S)	3 Month BBR(2)(Q)/ 4.650%	—	(15,504)	(15,504)
PLN	290	08/10/31	1.665%(A)	6 Month WIBOR(2)(S)/ 7.140%	—	(19,922)	(19,922)
SEK	1,962	12/20/27	2.906%(A)	3 Month STIBOR(2)(Q)/ 2.701%	1,246	(998)	(2,244)
SEK	1,239	06/21/28	2.688%(A)	3 Month STIBOR(2)(Q)/ 2.701%	114	(3,108)	(3,222)
SEK	1,235	08/10/31	0.530%(A)	3 Month STIBOR(2)(Q)/ 2.701%	—	(23,364)	(23,364)
SEK	762	03/15/33	2.875%(A)	3 Month STIBOR(2)(Q)/ 2.701%	(217)	(1,604)	(1,387)
SGD	250	07/29/31	1.120%(S)	1 Day SORA(2)(S)/ 2.529%	(922)	(32,845)	(31,923)
THB	8,750	08/17/31	1.320%(Q)	1 Day THOR(2)(Q)/ 1.245%	—	(22,652)	(22,652)
	4,500	12/23/23	4.758%(T)	1 Day SOFR(2)(T)/ 4.300%	—	(5,963)	(5,963)
	16,717	06/04/24	0.820%(S)	3 Month LIBOR(2)(Q)/ 4.767%	—	(662,430)	(662,430)
	27,470	06/21/25	1.515%(S)	3 Month LIBOR(2)(Q)/ 4.767%	2,083	(568,221)	(570,304)
	15,096	10/13/25	1.396%(A)	1 Day SOFR(2)(A)/ 4.300%	—	(262,564)	(262,564)
	921	03/20/26	3.479%(A)	1 Day SOFR(2)(A)/ 4.300%	—	(192)	(192)
	365	03/20/26	3.486%(A)	1 Day SOFR(2)(A)/ 4.300%	—	(28)	(28)
	550	03/20/26	3.494%(A)	1 Day SOFR(2)(A)/ 4.300%	—	29	29
	365	03/20/26	3.512%(A)	1 Day SOFR(2)(A)/ 4.300%	—	143	143
	735	03/20/26	3.587%(A)	1 Day SOFR(2)(A)/ 4.300%	—	1,281	1,281
	735	03/20/26	3.598%(A)	1 Day SOFR(2)(A)/ 4.300%	—	1,430	1,430
	10,979	03/20/26	3.720%(A)	1 Day SOFR(2)(A)/ 4.300%	(23,747)	45,652	69,399
	5,713	08/31/26	2.470%(A)	1 Day SOFR(2)(A)/ 4.300%	(3,057)	(298,208)	(295,151)
	195	06/18/28	2.844%(A)	1 Day SOFR(1)(A)/ 4.300%	(314)	1,924	2,238
	255	06/21/28	3.188%(A)	1 Day SOFR(1)(A)/ 4.300%	483	4,642	4,159
	740	08/15/28	1.220%(A)	1 Day SOFR(1)(A)/ 4.300%	—	98,074	98,074
	73	03/15/33	3.094%(A)	1 Day SOFR(1)(A)/ 4.300%	611	2,646	2,035
	211	03/20/34	3.372%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(206)	(206)
	85	03/20/34	3.422%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(423)	(423)
	125	03/20/34	3.422%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(621)	(621)
	85	03/20/34	3.422%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(422)	(422)
	2,520	03/20/34	3.470%(A)	1 Day SOFR(1)(A)/ 4.300%	12,825	(22,109)	(34,934)
	170	03/20/34	3.492%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(1,797)	(1,797)
	170	03/20/34	3.498%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(1,879)	(1,879)
	2,120	07/20/45	0.560%(A)	1 Day SOFR(1)(A)/ 4.300%	13,591	956,016	942,425
	524	08/15/47	1.650%(A)	1 Day SOFR(1)(A)/ 4.300%	58,347	149,054	90,707
	5,437	02/15/48	2.510%(A)	1 Day SOFR(1)(A)/ 4.300%	1,788	756,274	754,486
	4,883	02/15/48	2.600%(A)	1 Day SOFR(1)(A)/ 4.300%	164,629	592,112	427,483
	4,505	05/15/48	3.150%(A)	1 Day SOFR(1)(A)/ 4.300%	(25,904)	111,114	137,018
	1,910	04/21/52	2.500%(A)	1 Day SOFR(1)(A)/ 4.300%	1,780	253,297	251,517

					$449,838	$(1,044,127)	$(1,493,965)

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
BRL	15,979	01/04/27	11.993	%(T)	1 Day BROIS(2)(T)/ 0.051%	$(50,635)	$—	$(50,635)	BOA
CNH	1,268	09/21/27	2.700	%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	(538)	—	(538)	BOA
MYR	1,800	08/12/26	2.605	%(Q)	3 Month KLIBOR(2)(Q)/ 3.680%	(15,061)	(21)	(15,040)	HSBC

						$(66,234)	$(21)	$(66,213)

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

(1) The Portfolio pays the fixed rate and receives the floating rate.

(2) The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Bloomberg Commodity Total Return Index(Q)	US Treasury Bill - 3 Month Auction Avg Discount + 11bps(Q)/ 4.460%	ML	03/31/23	40,485	$(171,893)	$—	$(171,893)
BNP European Growth Index(Q)	1 Day EuroSTR + 4bps(Q)/ 1.930%	BNP	09/28/23	EUR (5,609)	30,822	—	30,822
BNP European Value Index(Q)	1 Day EuroSTR + 42bps(Q)/ 2.310%	BNP	09/28/23	EUR 5,736	(62,695)	—	(62,695)
BNP U.S. Banks Basket Index(Q)	1 Day SOFR + 40bps(Q)/ 4.700%	BNP	12/22/23	1,399	38,378	—	38,378
iShares U.S. Real Estate ETF Index(Q)	1 Day USOIS + 21bps(Q)/ 4.540%	ML	11/30/23	51,621	(2,998,894)	—	(2,998,894)
JPMorgan S&P 1500 Growth Index(Q)	1 Day SOFR + 35bps(Q)/ 4.650%	JPM	12/11/23	(3,410)	113,207	—	113,207
JPMorgan S&P 1500 Growth Index(Q)	1 Day SOFR + 35bps(Q)/ 4.650%	JPM	12/11/23	(3,313)	90,547	—	90,547
JPMorgan S&P 1500 Growth Index(Q)	1 Day SOFR + 35bps(Q)/ 4.650%	JPM	12/11/23	(1,681)	43,493	—	43,493
JPMorgan S&P 1500 Value Index(Q)	1 Day SOFR + 35bps(Q)/ 4.650%	JPM	12/11/23	1,685	(34,517)	—	(34,517)
JPMorgan S&P 1500 Value Index(Q)	1 Day SOFR + 35bps(Q)/ 4.650%	JPM	12/11/23	3,336	(76,912)	—	(76,912)
JPMorgan S&P 1500 Value Index(Q)	1 Day SOFR + 35bps(Q)/ 4.650%	JPM	12/11/23	3,413	(92,970)	—	(92,970)
JPMorgan S&P 500 Growth Index(Q)	1 Day SOFR + 35bps(Q)/ 4.650%	JPM	12/11/23	(4,216)	107,024	—	107,024
JPMorgan S&P 500 Value Index(Q)	1 Day SOFR + 35bps(Q)/ 4.650%	JPM	12/11/23	4,210	(58,849)	—	(58,849)
MSCI Canada Banks Index(Q)	1 Day CORRA + 27bps(Q)/ 4.550%	BNP	09/08/23	CAD (1,178)	29,147	—	29,147
MSCI Canada Banks Index(Q)	1 Day CORRA + 27bps(Q)/ 4.550%	BNP	09/08/23	CAD (1,022)	(10,143)	—	(10,143)
MSCI Daily EAFE Net Total Return Index(Q)	1 Day USOIS - 1bps(Q)/ 4.320%	ML	05/31/23	10,584	(24,317)	—	(24,317)
MSCI Daily EAFE Net Total Return Index(Q)	1 Day USOIS + 11bps(Q)/ 4.440%	MSCS	11/30/23	24,894	(550,461)	—	(550,461)

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Total return swap agreements outstanding at December 31, 2022 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements (cont’d.):
MSCI U.S. Industrials Stocks Index(Q)	1 Day SOFR + 35bps(Q)/ 4.630%	BNP	12/13/23	1,008	$(15,287)	$—	$(15,287)
MSCI U.S. Technology Equities Index(Q)	1 Day SOFR + 35bps(Q)/ 4.630%	BNP	12/13/23	(1,007)	59,201	—	59,201
Total Return Benchmark Bond Index(T)	1 Day USOIS -50bps/ 3.830%	GSI	01/27/23	(3,507)	(256,742)	—	(256,742)

					$(3,841,861)	$—	$(3,841,861)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$97,439	$(2,056)	$515,386	$(4,441,057)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$—	$1,633,642
GS	10,103,502	669,501
JPS	—	3,197,505
MSC	975,662	33,958,231

Total	$11,079,164	$39,458,879

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$199,274,554	$—	$—
Common Stocks	522,635,016	368,551,887	—
Exchange-Traded Funds	135,858,505	—	—
Preferred Stocks	—	4,617,189	—
Asset-Backed Securities
Automobiles	—	423,478	—

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Asset-Backed Securities (continued)
Collateralized Loan Obligations	$—	$71,384,143	$—
Consumer Loans	—	901,120	—
Equipment	—	107,200	—
Home Equity Loans	—	553,503	—
Other	—	187,935	—
Student Loans	—	724,611	—
Commercial Mortgage-Backed Securities	—	3,833,801	—
Convertible Bond	—	369,684	—
Corporate Bonds	—	77,427,751	142,111
Floating Rate and other Loans	—	2,244,993	—
Municipal Bonds	—	100,515	—
Residential Mortgage-Backed Securities	—	2,830,770	62,645
Sovereign Bonds	—	73,474,573	—
U.S. Government Agency Obligations	—	6,489,891	—
U.S. Treasury Obligations	—	242,497,278	—
Short-Term Investments
Affiliated Mutual Funds	407,124,799	—	—
Commercial Paper	—	499,195	—
Foreign Treasury Obligation	—	1,690,073	—
U.S. Treasury Obligations	—	189,017,829	—
Unaffiliated Funds	218,198,266	—	—
Options Purchased	375,671	6,360,899	—

Total	$1,483,466,811	$1,054,288,318	$204,756

Liabilities
Options Written	$(636,813)	$(202,759)	$—

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Purchased	$—	$26,912	$—
Centrally Cleared Swaptions Written	—	61,803	—
Financial Futures Contracts	3,394,236	—	—
Commodity Futures Contracts.	11,100,112	—	—
OTC Forward Foreign Currency Exchange Contracts	—	10,332,972	—
OTC Cross Currency Exchange Contracts	—	54,742	—
Centrally Cleared Credit Default Swap Agreements	—	10,806	—
OTC Credit Default Swap Agreements	—	84,737	—
Centrally Cleared Inflation Swap Agreement.	—	3,067	—
Centrally Cleared Interest Rate Swap Agreements	—	3,270,653	—
OTC Total Return Swap Agreements	—	511,819	—

Total	$14,494,348	$14,357,511	$—

Liabilities
Centrally Cleared Swaptions Purchased	$—	$(72,801)	$—
Centrally Cleared Swaptions Written	—	(29,294)	—
Financial Futures Contracts	(9,383,082)	—	—
Commodity Futures Contracts.	(4,998,139)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(12,211,447)	—
OTC Cross Currency Exchange Contracts	—	(27,730)	—
Centrally Cleared Credit Default Swap Agreements	—	(29,467)	—
OTC Credit Default Swap Agreement	—	(6,930)	—
Centrally Cleared Inflation Swap Agreements.	—	(158,033)	—
Centrally Cleared Interest Rate Swap Agreements	—	(4,764,618)	—
OTC Interest Rate Swap Agreements	—	(66,234)	—
OTC Total Return Swap Agreements	—	(4,353,680)	—

Total	$(14,381,221)	$(21,720,234)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as centrally cleared swaptions, futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Funds (2.9% represents investments purchased with collateral from securities on loan)	24.3%
U.S. Treasury Obligations	17.3
Unaffiliated Funds	8.8
Equity Real Estate Investment Trusts (REITs)	7.1
Exchange-Traded Funds	5.5
Sovereign Bonds	2.9
Collateralized Loan Obligations	2.9
Banks	2.6
Pharmaceuticals	2.6
Oil, Gas & Consumable Fuels	1.5
Software	1.4
Insurance	1.3
Semiconductors & Semiconductor Equipment	1.1
Textiles, Apparel & Luxury Goods	1.0
Capital Markets	0.9
IT Services	0.9
Technology Hardware, Storage & Peripherals	0.8
Machinery	0.8
Automobiles	0.8
Metals & Mining	0.7
Hotels, Restaurants & Leisure	0.7
Chemicals	0.6
Health Care Providers & Services	0.6
Food Products	0.6
Electric Utilities	0.6
Trading Companies & Distributors	0.6
Media	0.6
Interactive Media & Services	0.5
Specialty Retail	0.5
Beverages	0.5
Diversified Telecommunication Services	0.5
Aerospace & Defense	0.5
Biotechnology	0.5
Food & Staples Retailing	0.4
Internet & Direct Marketing Retail	0.4
Health Care Equipment & Supplies	0.4
Diversified Financial Services	0.4
Tobacco	0.4
Life Sciences Tools & Services	0.4
Personal Products	0.3
Oil & Gas	0.3
Multi-Utilities	0.3
Household Products	0.3
Entertainment	0.3
Industrial Conglomerates	0.3
Options Purchased	0.3
U.S. Government Agency Obligations	0.3
Electric	0.3
Professional Services	0.2
Pipelines	0.2
Electronic Equipment, Instruments & Components	0.2

Construction & Engineering	0.2%
Electrical Equipment	0.2
Road & Rail	0.2
Communications Equipment	0.2
Marine	0.2
Commercial Mortgage-Backed Securities	0.2
Real Estate Management & Development	0.1
Building Products	0.1
Wireless Telecommunication Services	0.1
Healthcare-Services	0.1
Multiline Retail	0.1
Telecommunications	0.1
Residential Mortgage-Backed Securities	0.1
Foods	0.1
Airlines	0.1
Energy Equipment & Services	0.1
Real Estate Investment Trusts (REITs)	0.1
Air Freight & Logistics	0.1
Consumer Finance	0.1
Auto Manufacturers	0.1
Real Estate	0.1
Commercial Services & Supplies	0.1
Containers & Packaging	0.1
Household Durables	0.1
Foreign Treasury Obligation	0.1
Commercial Services	0.1
Construction Materials	0.1
Retail	0.1
Agriculture	0.1
Gas Utilities	0.1
Internet	0.1
Consumer Loans	0.1
Leisure Products	0.0	*
Distributors	0.0	*
Auto Components	0.0	*
Engineering & Construction	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Lodging	0.0	*
Student Loans	0.0	*
Building Materials	0.0	*
Healthcare-Products	0.0	*
Paper & Forest Products	0.0	*
Leisure Time	0.0	*
Computers	0.0	*
Gas	0.0	*
Home Equity Loans	0.0	*
Auto Parts & Equipment	0.0	*
Home Builders	0.0	*
Water Utilities	0.0	*
Commercial Paper	0.0	*
Electrical Components & Equipment	0.0	*
Multi-National	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification (continued):

Semiconductors	0.0	*%
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Transportation	0.0	*
Distribution/Wholesale	0.0	*
Mining	0.0	*
Diversified Consumer Services	0.0	*
Cosmetics/Personal Care	0.0	*
Other	0.0	*
Packaging & Containers	0.0	*
Water	0.0	*
Office/Business Equipment	0.0	*
Equipment	0.0	*

Electronics	0.0	*%
Municipal Bonds	0.0	*
Miscellaneous Manufacturing	0.0	*
Machinery-Diversified	0.0	*

	102.0
Options Written	(0.0	)*
Liabilities in excess of other assets	(2.0)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker-variation margin futures	$11,100,112	*	Due from/to broker-variation margin futures	$4,998,139	*
Commodity contracts	—	—		Unrealized depreciation on OTC swap agreements	171,893
Credit contracts	Due from/to broker-variation margin swaps and swaptions	99,521	*	Due from/to broker-variation margin swaps and swaptions	131,562	*
Credit contracts	Premiums paid for OTC swap agreements	97,439		Premiums received for OTC swap agreements	2,035
Credit contracts	—	—		Options written outstanding, at value	8
Credit contracts	Unrealized appreciation on OTC swap agreements	3,567		Unrealized depreciation on OTC swap agreements	21,164
Equity contracts	Due from/to broker-variation margin futures	437,668	*	Due from/to broker-variation margin futures	3,683,777	*
Equity contracts	Unaffiliated investments	6,359,805		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	511,819		Unrealized depreciation on OTC swap agreements	3,925,045
Foreign exchange contracts	Due from/to broker-variation margin futures	49,883	*	Due from/to broker-variation margin futures	437,441	*
Foreign exchange contracts	Unaffiliated investments	75,334		Options written outstanding, at value	410,316
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	54,742		Unrealized depreciation on OTC cross currency exchange contracts	27,730
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	10,332,972		Unrealized depreciation on OTC forward foreign currency exchange contracts	12,211,447
Interest rate contracts	Due from/to broker-variation margin futures	2,906,685	*	Due from/to broker-variation margin futures	5,261,864	*
Interest rate contracts	Due from/to broker-variation margin swaps and swaptions	3,273,720	*	Due from/to broker-variation margin swaps and swaptions	4,922,651	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	21

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Unaffiliated investments	$301,431	Options written outstanding, at value	$429,248

Interest rate contracts	—	—	Unrealized depreciation on OTC swap agreements	322,955

		$35,604,698		$36,957,296

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Commodity contracts	$—	$—	$56,022,738	$—	$21,530,696
Credit contracts	(508,312)	516,029	—	—	1,216
Equity contracts	(701,048)	—	(19,796,774)	—	(40,462,601)
Foreign exchange contracts	(889,299)	1,467,125	3,872,217	(153,101)	—
Interest rate contracts	(10,114,198)	16,570,682	(26,889,744)	—	250,216

Total	$(12,212,857)	$18,553,836	$13,208,437	$(153,101)	$(18,680,473)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$(3,281,390)	$—	$(171,239)
Credit contracts	(7,278)	52,563	—	—	(12,651)
Equity contracts	(12,195,995)	—	(5,018,907)	—	(9,211,463)
Foreign exchange contracts	146,270	(240,176)	(321,938)	(293,573)	—
Interest rate contracts	(630,243)	974,879	(3,976,406)	—	(2,312,573)

Total	$(12,687,246)	$787,266	$(12,598,641)	$(293,573)	$(11,707,926)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 15,327,652
Options Written (2)	94,965,532
Futures Contracts - Long Positions (2)	1,230,767,768
Futures Contracts - Short Positions (2)	566,586,747
Forward Foreign Currency Exchange Contracts - Purchased (3)	807,904,834
Forward Foreign Currency Exchange Contracts - Sold (3)	926,373,753
Cross Currency Exchange Contracts (4)	1,536,701
Interest Rate Swap Agreements (2)	245,590,035

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Derivative Contract Type	Average Volume of Derivative Activities*
Credit Default Swap Agreements - Buy Protection (2)	$ 25,602,290
Credit Default Swap Agreements - Sell Protection (2)	16,592,064
Total Return Swap Agreements (2)	256,082,013
Inflation Swap Agreements (2)	15,690,259

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$69,240,595	$(69,240,595)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC(4)	$5,214,182	$(3,150,791)	$2,063,391	$—	$2,063,391
BARC(5)	41,053	(10,654)	30,399	—	30,399
BARC(7-a)	85,134	(16,269)	68,865	(68,865)	—
BARC(7-b)	27,483	—	27,483	(27,483)	—
BARC(8)	47,033	(65,241)	(18,208)	—	(18,208)
BMO(8)	—	(152,812)	(152,812)	—	(152,812)
BNP(5)	205,096	(92,743)	112,353	(112,353)	—
BNP(7-a)	7,914	(670,198)	(662,284)	456,225	(206,059)
BNP(7-b)	379	(91,326)	(90,947)	47,979	(42,968)
BNP(8)	39,439	(129,480)	(90,041)	—	(90,041)
BOA(3)	12,995	(113,460)	(100,465)	100,465	—
BOA(5)	—	(184)	(184)	—	(184)
BOA(7-a)	53,058	(76,266)	(23,208)	—	(23,208)
BOA(7-b)	217	—	217	—	217
BOA(8)	15,616	(47,019)	(31,403)	—	(31,403)
CITI(3)	—	(8,645)	(8,645)	—	(8,645)
CITI(7-a)	44,263	(52,707)	(8,444)	—	(8,444)
CITI(7-b)	7,070	(40,889)	(33,819)	—	(33,819)
CITI(8)	22,362	(21,850)	512	—	512
DB(7-a)	—	(485,678)	(485,678)	472,166	(13,512)
DB(8)	113,408	(474,586)	(361,178)	—	(361,178)
GSB(3)	239,193	(75,036)	164,157	—	164,157
GSI(5)	12,260	(131,560)	(119,300)	—	(119,300)
GSI(7-a)	58,123	(402,012)	(343,889)	343,889	—
GSI(7-b)	10,906	—	10,906	(10,000)	906
GSI(8)	33,274	(19,913)	13,361	—	13,361
HSBC(7-a)	93,146	(125,094)	(31,948)	31,948	—
HSBC(7-b)	92,540	(15,915)	76,625	(60,000)	16,625
HSBC(8)	8,610	(58,494)	(49,884)	—	(49,884)
JPM(3)	487,012	(219,100)	267,912	—	267,912
JPM(5)	439,404	(323,150)	116,254	(116,254)	—
JPM(7-a)	130,527	(32,746)	97,781	(80,000)	17,781

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
JPM(7-b)	$10,852	$(18,973)	$(8,121)	$—	$(8,121)
JPM(8)	48,729	(46,558)	2,171	—	2,171
ML(6)	—	(3,195,104)	(3,195,104)	3,195,104	—
MSCS(3)	620,750	(874,237)	(253,487)	60,469	(193,018)
MSCS(6)	—	(550,461)	(550,461)	410,568	(139,893)
MSI(4)	2,145,527	(4,536,674)	(2,391,147)	2,391,147	—
MSI(7-a)	303,159	(46,532)	256,627	(230,000)	26,627
MSI(7-b)	34,518	(12,103)	22,415	—	22,415
MSI(8)	106,844	(171,936)	(65,092)	—	(65,092)
RBC(8)	581	(1,345)	(764)	—	(764)
SCS(8)	165	(2,057)	(1,892)	—	(1,892)
SSB(8)	34,346	(17,275)	17,071	—	17,071
TD(7-a)	14,307	(190,384)	(176,077)	176,077	—
TD(8)	—	(2,143)	(2,143)	—	(2,143)
UAG(5)	124,818	(110,691)	14,127	—	14,127
UAG(7-a)	—	(615)	(615)	—	(615)
UAG(8)	15,340	(4,143)	11,197	—	11,197

	$11,001,633	$(16,885,049)	$(5,883,416)	$6,981,082	$1,097,666

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3)	Western Asset Management
(4)	Systematica Investments
(5)	Morgan Stanley
(6)	PGIM Quant Solutions
(7-a)	PGIM Fixed Income (Core Plus)
(7-b)	PGIM Fixed Income (Global Bond)
(8)	Wellington Management Company, LLP

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $69,240,595:
Unaffiliated investments (cost $2,062,972,163) .	$1,931,560,532
Affiliated investments (cost $608,983,040)	606,399,353
Cash segregated for counterparty — OTC	6,290,000
Foreign currency, at value (cost $2,922,707)	2,954,316
Cash	10,489
Deposit with broker for centrally cleared/exchange-traded derivatives	11,079,164
Unrealized appreciation on OTC forward foreign currency exchange contracts	10,332,972
Receivable for investments sold	9,004,659
Dividends and interest receivable	7,086,385
Tax reclaim receivable	1,168,077
Due from broker-variation margin futures	1,069,177
Unrealized appreciation on OTC swap agreements	515,386
Premiums paid for OTC swap agreements	97,439
Unrealized appreciation on OTC cross currency exchange contracts	54,742
Due from broker-variation margin swaps and swaptions	35,155
Receivable for Portfolio shares sold	25,729
Receivable from affiliate	12,861
Prepaid expenses and other assets	748,896

Total Assets	2,588,445,332

LIABILITIES
Payable to broker for collateral for securities on loan	71,096,362
Unrealized depreciation on OTC forward foreign currency exchange contracts	12,211,447
Payable for investments purchased	5,117,404
Unrealized depreciation on OTC swap agreements	4,441,057
Due to Custodian.	3,340,000
Due to broker-variation margin futures	935,526
Management fee payable.	886,986
Accrued expenses and other liabilities	881,079
Options written outstanding, at value (premiums received $1,874,550)	839,572
Payable to affiliate	534,617
Payable for Portfolio shares purchased	357,324
Due to broker-variation margin swaps and swaptions	82,656
Distribution fee payable	82,161
Unrealized depreciation on OTC cross currency exchange contracts	27,730
Premiums received for OTC swap agreements	2,056
Trustees’ fees payable	1,740
Affiliated transfer agent fee payable	537

Total Liabilities	100,838,254

NET ASSETS	$2,487,607,078

Net assets were comprised of:
Partners’ Equity	$2,487,607,078

Net asset value and redemption price per share, $2,487,607,078 / 152,152,113 outstanding shares of beneficial interest	$16.35

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $59,077 foreign withholding tax)	$38,570,476
Unaffiliated dividend income (net of $1,864,270 foreign withholding tax, of which $241,884 is reimbursable by an affiliate)	33,471,450
Affiliated dividend income.	7,193,515
Income from securities lending, net (including affiliated income of $303,218)	391,422

Total income	79,626,863

EXPENSES
Management fee	26,823,286
Distribution fee	8,114,696
Custodian and accounting fees	828,306
Audit fee	117,000
Trustees’ fees	58,840
Legal fees and expenses	49,427
Shareholders’ reports	16,904
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,927
Miscellaneous	119,856

Total expenses	36,136,242
Less: Fee waiver and/or expense reimbursement	(1,422,168)
Distribution fee waiver	(273,312)

Net expenses	34,440,762

NET INVESTMENT INCOME (LOSS)	45,186,101

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $10,040,222)	(256,743,959)
Net capital gain distributions received	23,127
In-kind transactions(1)	(25,746,222)
Futures transactions	13,208,437
Forward and cross currency contract transactions	(153,101)
Options written transactions	18,553,836
Swap agreements transactions	(18,680,473)
Foreign currency transactions	(9,374,047)

(278,912,402)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(36,748,758))	(300,706,607)
Futures	(12,598,641)
Forward and cross currency contracts	(293,573)
Options written	787,266
Swap agreements	(11,707,926)
Foreign currencies	265,745

(324,253,736)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(603,166,138)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(557,980,037)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$45,186,101	$17,308,124
Net realized gain (loss) on investment and foreign currency transactions	(278,935,529)	971,850,341
Net capital gain distributions received	23,127	55,261
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(324,253,736)	(468,043,872)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(557,980,037)	521,169,854

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [47,430,457 and 2,080,890 shares, respectively]	787,332,432	36,826,429
Portfolio shares purchased [129,429,996 and 31,601,870 shares, respectively]	(2,165,016,301)	(565,504,431)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,377,683,869)	(528,678,002)

TOTAL INCREASE (DECREASE)	(1,935,663,906)	(7,508,148)
NET ASSETS:
Beginning of year	4,423,270,984	4,430,779,132

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

	Year Ended December 31, 2022	Year Ended December 31, 2021
End of year	$2,487,607,078	$4,423,270,984

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021		2020		2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$18.89	$16.80		$16.12		$13.89		$15.12

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.07		0.01		0.09		0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.78)	2.02		0.67		2.14		(1.30)

Total from investment operations	(2.54)	2.09		0.68		2.23		(1.23)

Capital Contributions	—	—		—		—	(b)(c)(d)	—	(c)(d)

Net Asset Value, end of year	$16.35	$18.89		$16.80		$16.12		$13.89

Total Return(e)	(13.45)%	12.44%		4.22%		16.05	%(f)	(8.13	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,488	$4,423		$4,431		$4,662		$3,882
Average net assets (in millions)	$3,246	$4,490		$3,925		$4,509		$5,070
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.06%	0.94	%(h)	0.82	%(h)	0.81	%(h)	0.80	%(h)
Expenses before waivers and/or expense reimbursement	1.11%	0.99	%(h)	0.83	%(h)	0.82	%(h)	0.81	%(h)
Net investment income (loss)	1.39%	0.39%		0.08%		0.60%		0.45%
Portfolio turnover rate(i)(j)	96%	257%		452%		243%		171%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.02%, 0.04%, 0.04%, 0.04% and 0.04% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 95.4%
COMMON STOCKS — 32.8%
Australia — 0.5%
AGL Energy Ltd.	14,529	$79,533
Allkem Ltd.*	5,371	40,689
AngloGold Ashanti Ltd.	13,592	264,829
ANZ Group Holdings Ltd.	19,448	313,286
Aristocrat Leisure Ltd.	22,515	463,940
Aurizon Holdings Ltd.	52,596	133,249
BHP Group Ltd. (XASX)	41,966	1,299,978
BHP Group Ltd. (XJSE)	630	19,490
BlueScope Steel Ltd.	2,601	29,644
Challenger Ltd.	10,274	52,826
Charter Hall Group, REIT	1,403	11,381
Coles Group Ltd.	9,061	102,712
Commonwealth Bank of Australia	9,076	630,372
Deterra Royalties Ltd.	17,819	55,175
Downer EDI Ltd.	4,238	10,651
Flight Centre Travel Group Ltd.*	12,804	125,311
Fortescue Metals Group Ltd.	13,040	182,262
Glencore PLC	28,862	192,470
Iluka Resources Ltd.	9,577	61,604
Insignia Financial Ltd.	26,758	60,881
Macquarie Group Ltd.	5,882	664,010
Medibank Private Ltd.	102,730	204,950
Mineral Resources Ltd.	539	28,274
Mirvac Group, REIT	33,846	48,966
National Australia Bank Ltd.	18,985	385,464
OZ Minerals Ltd.	4,599	86,687
Perpetual Ltd.	1,753	29,119
Qantas Airways Ltd.*	10,593	42,877
QBE Insurance Group Ltd.	11,635	105,549
Qube Holdings Ltd.	8,782	16,752
REA Group Ltd.	3,283	246,903
Rio Tinto Ltd.	1,021	80,583
Rio Tinto PLC	4,176	293,924
Scentre Group, REIT	130,434	253,898
Sonic Healthcare Ltd.	2,498	50,837
South32 Ltd.	44,257	121,336
Stockland, REIT.	19,394	47,765
Telstra Group Ltd.	97,093	262,582
Transurban Group, UTS	22,988	202,245
Treasury Wine Estates Ltd.	3,157	29,166
Westpac Banking Corp.	31,928	505,468
WiseTech Global Ltd.	3,139	107,958
Woodside Energy Group Ltd.	3,446	83,456
Worley Ltd.	1,437	14,658

		8,043,710

Austria — 0.0%
ams-OSRAM AG*	1,105	8,096
ANDRITZ AG	663	37,952
Erste Group Bank AG	2,456	78,580
Raiffeisen Bank International AG*	2,849	46,456

		171,084

Belgium — 0.1%
Ackermans & van Haaren NV	572	98,174
Ageas SA/NV	222	9,850
Anheuser-Busch InBev SA/NV	15,020	904,669
Galapagos NV*	349	15,489

	Shares	Value
COMMON STOCKS (continued)
Belgium (cont’d.)
Groupe Bruxelles Lambert NV	3,719	$297,214
KBC Group NV	2,714	174,742
Proximus SADP	1,186	11,451
Solvay SA	2,411	243,767
UCB SA	2,253	177,522

		1,932,878

Brazil — 0.3%
Ambev SA	208,348	569,451
Ambev SA, ADR	11,442	31,122
B3 SA - Brasil Bolsa Balcao	149,763	374,201
Banco do Brasil SA	41,046	265,544
BB Seguridade Participacoes SA	22,161	141,093
BRF SA*	6,902	10,741
Cia Brasileira de Aluminio	2,898	6,249
Cia Brasileira de Distribuicao	9,954	30,808
Cia Brasileira de Distribuicao (Class A Stock), ADR	11,835	36,688
Cia de Saneamento de Minas Gerais-COPASA	40,006	118,916
Cia Siderurgica Nacional SA	9,398	25,616
Cielo SA	97,830	97,336
Cogna Educacao*	135,631	54,511
CPFL Energia SA	29,112	182,963
CSN Mineracao SA	31,978	24,392
CVC Brasil Operadora e Agencia de Viagens SA*	8,715	7,412
Dexco SA	5,852	7,496
EcoRodovias Infraestrutura e Logistica SA	39,325	33,061
EDP - Energias do Brasil SA	10,862	42,873
Embraer SA*	16,358	44,497
Embraer SA, ADR*	3,649	39,883
Energisa SA, UTS	5,643	47,267
Fleury SA	14,317	41,897
Gerdau SA, ADR	3,889	21,545
Klabin SA, UTS	18,856	71,232
Light SA	176,649	155,908
Lojas Renner SA	3,066	11,883
Marfrig Global Foods SA	8,312	13,488
MercadoLibre, Inc.*	222	187,865
Omega Energia SA*	5,239	9,514
Petroleo Brasileiro SA	1,793	9,508
Porto Seguro SA	3,100	13,563
Qualicorp Consultoria e Corretora de Seguros SA	81,822	90,510
Raia Drogasil SA	19,789	89,123
Rede D’Or Sao Luiz SA, 144A	1,760	9,832
Santos Brasil Participacoes SA	30,083	44,492
Sao Martinho SA	18,253	91,707
Sendas Distribuidora SA	5,908	21,832
Sitios Latinoamerica SAB de CV*	3,437	1,623
StoneCo Ltd. (Class A Stock)*	7,326	69,157
Telefonica Brasil SA	8,446	61,010
Transmissora Alianca de Energia Eletrica SA, UTS	2,760	18,164
Ultrapar Participacoes SA	93,013	220,839
Ultrapar Participacoes SA, ADR	2,066	5,000
Vale SA	73,404	1,243,614

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Brazil (cont’d.)
Vale SA, ADR	1,912	$32,447
Via S/A*	135,670	61,683
WEG SA	44,036	319,890
Wheaton Precious Metals Corp.	4,845	189,291
YDUQS Participacoes SA	4,396	8,422

		5,307,159

Canada — 0.8%
Agnico Eagle Mines Ltd.	1,875	97,434
Alimentation Couche-Tard, Inc.	7,255	318,813
ARC Resources Ltd.	14,190	191,261
Atco Ltd. (Class I Stock)	16,528	517,324
Bank of Nova Scotia (The)	25,823	1,265,213
Barrick Gold Corp.	4,579	78,492
BCE, Inc.	5,101	224,120
Bombardier, Inc. (Class B Stock)*	327	12,624
Brookfield Asset Management Ltd. (Class A Stock)*	488	13,973
Brookfield Corp.	1,953	61,417
Cameco Corp.	1,575	35,699
Canadian Imperial Bank of Commerce	498	20,144
Canadian National Railway Co.	6,374	757,160
Canadian Natural Resources Ltd.	14,689	815,706
Canadian Pacific Railway Ltd.	5,526	412,001
Canadian Utilities Ltd. (Class A Stock)	3,129	84,696
Cenovus Energy, Inc.	9,064	175,858
CGI, Inc.*	4,575	394,349
CI Financial Corp.	1,048	10,457
Crescent Point Energy Corp.	20,609	147,033
Element Fleet Management Corp.	685	9,334
Empire Co. Ltd. (Class A Stock)	5,658	149,014
Enbridge, Inc.	10,032	392,093
Enerplus Corp.	2,255	39,804
Fairfax Financial Holdings Ltd.	329	194,890
FirstService Corp.	1,818	222,631
Franco-Nevada Corp.	2,876	392,041
George Weston Ltd.	767	95,161
Gibson Energy, Inc.	834	14,561
Great-West Lifeco, Inc.	20,509	474,100
Hydro One Ltd., 144A	3,314	88,773
IGM Financial, Inc.	218	6,086
Imperial Oil Ltd.	7,573	368,862
Loblaw Cos. Ltd.	2,526	223,348
Magna International, Inc.	189	10,617
Manulife Financial Corp.	33,103	590,426
Metro, Inc.	1,006	55,701
National Bank of Canada	147	9,905
Northland Power, Inc.	900	24,680
Nutrien Ltd.	2,345	171,199
Parex Resources, Inc.	616	9,167
Pembina Pipeline Corp.	1,257	42,667
Power Corp. of Canada	4,336	101,995
Royal Bank of Canada	14,236	1,338,436
Shopify, Inc. (Class A Stock)*	4,843	168,146
Stantec, Inc.	280	13,417
Sun Life Financial, Inc.	667	30,961
Suncor Energy, Inc.	13,832	438,762
TC Energy Corp.	10,818	431,282
Teck Resources Ltd. (Class B Stock)	8,343	315,296

	Shares	Value

COMMON STOCKS (continued)
Canada (cont’d.)
TFI International, Inc.	869	$87,035
Toronto-Dominion Bank (The)	10,544	682,712
Tourmaline Oil Corp.	3,055	154,149
TransAlta Corp.	1,687	15,088
West Fraser Timber Co. Ltd.	690	49,824

		13,045,937

Chile — 0.0%
Empresas CMPC SA	4,628	7,716

China — 2.3%
3SBio, Inc., 144A	93,000	98,470
AAC Technologies Holdings, Inc.*	4,000	9,081
Agricultural Bank of China Ltd. (Class H Stock)	316,000	108,103
Airtac International Group	1,046	31,580
Akeso, Inc. (Class B Stock), 144A*	4,000	21,865
Alibaba Group Holding Ltd.*	290,376	3,186,271
A-Living Smart City Services Co. Ltd. (Class H Stock), 144A	12,750	15,279
Aluminum Corp. of China Ltd. (Class H Stock)	248,000	104,947
Angelalign Technology, Inc., 144A	600	9,384
Anhui Conch Cement Co. Ltd. (Class H Stock)	11,000	38,329
ANTA Sports Products Ltd.	33,400	434,426
Asymchem Laboratories Tianjin Co. Ltd. (Class A Stock)	4,090	87,315
Autohome, Inc., ADR	2,182	66,769
Avary Holding Shenzhen Co. Ltd. (Class A Stock)	36,677	145,244
BAIC Motor Corp. Ltd. (Class H Stock), 144A	478,500	126,303
Baidu, Inc. (Class A Stock)*	47,780	681,378
Bank of China Ltd. (Class H Stock)	1,270,000	459,650
Bank of Communications Co. Ltd. (Class H Stock)	175,000	100,432
Bank of Hangzhou Co. Ltd. (Class A Stock)	40,458	76,343
BeiGene Ltd.*	5,100	86,558
BeiGene Ltd., ADR*	345	75,879
Beijing Enterprises Holdings Ltd.	25,500	81,416
Bilibili, Inc. (Class Z Stock)*	3,300	78,223
Bloomage Biotechnology Corp. Ltd. (Class A Stock)	314	6,119
BOC Hong Kong Holdings Ltd.	109,500	371,730
BOE Varitronix Ltd.	5,000	9,453
Bosideng International Holdings Ltd.	74,000	35,067
Brii Biosciences Ltd.*	2,000	1,879
Budweiser Brewing Co. APAC Ltd., 144A	8,600	26,884
BYD Co. Ltd. (Class A Stock)	8,105	299,210
BYD Co. Ltd. (Class H Stock)	29,000	711,486
BYD Electronic International Co. Ltd.	3,500	11,185
CanSino Biologics, Inc. (Class H Stock), 144A	800	6,791
China Aoyuan Group Ltd.*^	95,000	7,769
China Cinda Asset Management Co. Ltd. (Class H Stock)	113,000	15,594

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
China Communications Services Corp. Ltd. (Class H Stock)	26,000	$9,460
China Construction Bank Corp. (Class H Stock)	1,760,000	1,100,686
China Everbright Bank Co. Ltd. (Class H Stock)	43,000	13,092
China Galaxy Securities Co. Ltd. (Class H Stock)	72,500	35,248
China Gas Holdings Ltd.	58,200	84,347
China Hongqiao Group Ltd.	118,000	111,292
China International Capital Corp. Ltd. (Class A Stock)	42,053	231,069
China Lesso Group Holdings Ltd.	9,000	9,335
China Life Insurance Co. Ltd. (Class H Stock)	206,000	351,589
China Literature Ltd., 144A*	14,000	54,005
China Longyuan Power Group Corp. Ltd. (Class H Stock)	80,000	97,247
China Medical System Holdings Ltd.	46,000	71,980
China Mengniu Dairy Co. Ltd.*	40,000	180,365
China Merchants Bank Co. Ltd. (Class A Stock)	27,140	145,360
China Merchants Bank Co. Ltd. (Class H Stock)	136,500	755,371
China Merchants Port Holdings Co. Ltd.	18,000	26,280
China Minsheng Banking Corp. Ltd. (Class H Stock)	67,500	23,325
China Overseas Land & Investment Ltd.	34,500	90,282
China Pacific Insurance Group Co. Ltd. (Class H Stock)	84,800	187,520
China Petroleum & Chemical Corp. (Class H Stock)	558,900	269,285
China Railway Group Ltd. (Class H Stock)	54,000	28,355
China Resources Beer Holdings Co. Ltd.	32,000	222,579
China Resources Gas Group Ltd.	25,400	94,756
China Resources Land Ltd.	24,000	109,185
China Resources Pharmaceutical Group Ltd., 144A	111,500	89,933
China Suntien Green Energy Corp. Ltd. (Class H Stock)	35,000	14,543
China Taiping Insurance Holdings Co. Ltd.	28,400	35,238
China Vanke Co. Ltd. (Class H Stock)	80,700	162,348
China Yongda Automobiles Services Holdings Ltd.	244,500	180,871
China Yuhua Education Corp. Ltd., 144A*^	14,000	2,074
CITIC Ltd.	133,000	139,840
CMOC Group Ltd. (Class H Stock)	123,000	56,348
COFCO Joycome Foods Ltd.*	23,000	6,549
Contemporary Amperex Technology Co. Ltd. (Class A Stock)	6,328	358,166
COSCO SHIPPING Energy Transportation Co. Ltd. (Class H Stock)*	40,000	30,573

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
COSCO SHIPPING Holdings Co. Ltd. (Class H Stock)	68,000	$69,125
Country Garden Holdings Co. Ltd.	140,000	47,158
Country Garden Services Holdings Co. Ltd.	50,000	122,657
CSPC Pharmaceutical Group Ltd.	385,120	400,938
Dali Foods Group Co. Ltd., 144A	81,500	37,078
Daqin Railway Co. Ltd. (Class A Stock)	53,835	51,953
Dongyue Group Ltd.	6,000	6,572
ENN Energy Holdings Ltd.	19,300	269,583
Eve Energy Co. Ltd. (Class A Stock)	6,500	82,245
Fosun International Ltd.	72,500	58,847
Fufeng Group Ltd.	92,000	55,799
Fuyao Glass Industry Group Co. Ltd. (Class H Stock), 144A	15,200	63,467
Ganfeng Lithium Group Co. Ltd. (Class A Stock)	8,015	80,281
Ganfeng Lithium Group Co. Ltd. (Class H Stock), 144A	14,600	108,234
Geely Automobile Holdings Ltd.	295,000	426,137
GF Securities Co. Ltd. (Class H Stock)	10,600	15,175
GoerTek, Inc. (Class A Stock)	31,100	75,514
Gotion High-tech Co. Ltd. (Class A Stock)	3,700	15,360
Great Wall Motor Co. Ltd. (Class H Stock)	134,000	172,622
Guangdong Investment Ltd.	20,000	20,421
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	90,000	60,274
H World Group Ltd., ADR	1,925	81,659
Haichang Ocean Park Holdings Ltd., 144A*	34,000	6,940
Haidilao International Holding Ltd., 144A*	3,000	8,556
Haier Smart Home Co. Ltd. (Class A Stock)	38,800	136,593
Haier Smart Home Co. Ltd. (Class H Stock)	10,200	34,620
Haitong Securities Co. Ltd. (Class H Stock)	2,000	1,227
Hangzhou Tigermed Consulting Co. Ltd. (Class H Stock), 144A	1,900	21,850
Hengdian Group DMEGC Magnetics Co. Ltd. (Class A Stock)	8,300	22,411
Hua Hong Semiconductor Ltd., 144A*	2,000	6,930
Huadian Power International Corp. Ltd. (Class H Stock)	36,000	14,871
Huatai Securities Co. Ltd. (Class H Stock), 144A	13,600	15,511
Hygeia Healthcare Holdings Co. Ltd., 144A*	1,800	12,843
Industrial & Commercial Bank of China Ltd. (Class H Stock)	1,104,000	566,230
Innovent Biologics, Inc., 144A*	17,000	72,354
iQIYI, Inc., ADR*	3,354	17,776
JA Solar Technology Co. Ltd. (Class A Stock)	3,000	25,960
JD Health International, Inc., 144A*	3,350	30,251
JD Logistics, Inc., 144A*	55,300	106,358

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
JD.com, Inc. (Class A Stock)	41,569	$1,160,467
Jiangsu King’s Luck Brewery JSC Ltd. (Class A Stock)	11,553	84,758
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (Class A Stock)	1,800	41,577
Jinke Smart Services Group Co. Ltd. (Class H Stock)	2,000	3,499
Joinn Laboratories China Co. Ltd. (Class H Stock), 144A	4,000	20,430
JOYY, Inc., ADR	172	5,433
Kanzhun Ltd., ADR*	1,350	27,500
KE Holdings, Inc., ADR*	12,927	180,461
Kingboard Holdings Ltd.	18,500	58,666
Kingdee International Software Group Co. Ltd.*	44,000	93,372
Kuaishou Technology, 144A*	33,986	305,509
Kunlun Energy Co. Ltd.	158,000	112,331
Kweichow Moutai Co. Ltd. (Class A Stock)	800	198,787
Lenovo Group Ltd.	450,000	366,524
Lens Technology Co. Ltd. (Class A Stock)	107,300	162,960
Li Auto, Inc. (Class A Stock)*	13,100	126,660
Li Ning Co. Ltd.	37,500	322,463
Longfor Group Holdings Ltd., 144A	18,500	56,928
LONGi Green Energy Technology Co. Ltd. (Class A Stock)	33,613	204,451
Luxshare Precision Industry Co. Ltd. (Class A Stock)	49,539	226,726
Meituan (Class B Stock), 144A*	82,900	1,836,719
MMG Ltd.*	56,000	14,263
NAURA Technology Group Co. Ltd. (Class A Stock)	600	19,503
NetEase, Inc.	48,310	700,689
New China Life Insurance Co. Ltd. (Class H Stock)	44,900	109,317
New Hope Liuhe Co. Ltd. (Class A Stock)*	15,600	29,042
New Oriental Education & Technology Group, Inc.*	17,630	62,147
NIO, Inc., ADR*	21,179	206,495
Nongfu Spring Co. Ltd. (Class H Stock), 144A	12,000	67,581
NXP Semiconductors NV	2,999	473,932
People’s Insurance Co. Group of China Ltd. (The) (Class H Stock)	228,000	75,426
PetroChina Co. Ltd. (Class H Stock)	984,200	449,576
Pharmaron Beijing Co. Ltd. (Class H Stock), 144A	12,100	83,143
PICC Property & Casualty Co. Ltd. (Class H Stock)	154,000	145,606
Pinduoduo, Inc., ADR*	6,908	563,347
Ping An Bank Co. Ltd. (Class A Stock)	48,300	91,580
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	206,500	1,356,652
Pop Mart International Group Ltd., 144A	2,400	6,041
Porton Pharma Solutions Ltd. (Class A Stock)	7,500	44,179

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
Postal Savings Bank of China Co. Ltd. (Class H Stock), 144A	286,000	$176,981
Prosus NV*	3,193	220,456
Remegen Co. Ltd. (Class H Stock), 144A*	1,000	7,378
SF Holding Co. Ltd. (Class A Stock)	10,586	88,124
Shanghai Junshi Biosciences Co. Ltd. (Class H Stock), 144A*	1,200	7,430
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	51,600	85,664
Shanghai Putailai New Energy Technology Co. Ltd. (Class A Stock)	12,188	91,246
Shanxi Taigang Stainless Steel Co. Ltd. (Class A Stock)	9,000	5,613
Shenzhen Inovance Technology Co. Ltd. (Class A Stock)	2,000	20,045
Shenzhen Mindray Bio-Medical
Electronics Co. Ltd. (Class A Stock)	3,325	151,457
Shenzhou International Group Holdings Ltd.	18,600	207,425
Shimao Group Holdings Ltd.*^	31,000	9,406
Shougang Fushan Resources Group Ltd.	118,000	37,634
Sihuan Pharmaceutical Holdings Group Ltd.	81,000	9,821
Sinopharm Group Co. Ltd. (Class H Stock)	18,400	46,573
Sinotruk Hong Kong Ltd.	6,500	9,030
SITC International Holdings Co. Ltd.	3,000	6,649
SooChow Securities Co. Ltd. (Class A Stock)	21,300	20,066
StarPower Semiconductor Ltd. (Class A Stock)	600	28,510
Sun Art Retail Group Ltd.	127,000	41,462
Sunac China Holdings Ltd.*^	272,000	84,923
Sungrow Power Supply Co. Ltd. (Class A Stock)	1,700	27,401
Sunny Optical Technology Group Co. Ltd.	19,500	229,981
Sunwoda Electronic Co. Ltd. (Class A Stock)	29,189	88,946
Suzhou Dongshan Precision Manufacturing Co. Ltd. (Class A Stock)	34,846	124,384
Suzhou Maxwell Technologies Co. Ltd. (Class A Stock)	880	52,242
TAL Education Group, ADR*	4,882	34,418
TBEA Co. Ltd. (Class A Stock)	2	6
Tencent Holdings Ltd.	125,400	5,317,006
Tencent Music Entertainment Group, ADR*	10,058	83,280
Tingyi Cayman Islands Holding Corp.	12,000	21,168
Tongwei Co. Ltd. (Class A Stock)	30,299	168,445
Topsports International Holdings Ltd., 144A	12,000	9,455
Trip.com Group Ltd.*	600	20,694
Trip.com Group Ltd., ADR*	7,756	266,806
Tsingtao Brewery Co. Ltd. (Class A Stock)	2,200	34,096

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
Tsingtao Brewery Co. Ltd. (Class H Stock)	2,000	$19,694
Uni-President China Holdings Ltd.	38,000	37,929
Vipshop Holdings Ltd., ADR*	12,925	176,297
Weibo Corp., ADR*	2,095	40,056
Wens Foodstuffs Group Co. Ltd. (Class A Stock)	37,935	107,477
Wharf Holdings Ltd. (The)	4,000	11,734
WuXi AppTec Co. Ltd. (Class A Stock)	500	5,822
WuXi AppTec Co. Ltd. (Class H Stock), 144A	32,700	343,105
Wuxi Biologics Cayman, Inc., 144A*	88,000	666,504
Xiabuxiabu Catering Management China Holdings Co. Ltd., 144A	13,500	15,270
Xiamen Faratronic Co. Ltd. (Class A Stock)	500	11,537
Xiamen Tungsten Co. Ltd. (Class A Stock)	13,000	36,621
XPeng, Inc. (Class A Stock)*	5,100	25,131
Xtep International Holdings Ltd.	7,500	8,300
Yadea Group Holdings Ltd., 144A	6,000	9,990
Yealink Network Technology Corp. Ltd. (Class A Stock)	4,079	35,678
YTO Express Group Co. Ltd. (Class A Stock)	29,606	85,804
Yuexiu Property Co. Ltd.	15,600	18,821
Yum China Holdings, Inc.	4,534	247,783
Yunnan Botanee Bio-Technology Group Co. Ltd. (Class A Stock)	400	8,601
Yuzhou Group Holdings Co. Ltd.*	881	50
Zai Lab Ltd., ADR*	307	9,425
Zhongji Innolight Co. Ltd. (Class A Stock)	4,900	19,102
Zhongsheng Group Holdings Ltd.	2,500	12,805
Zhongtai Securities Co. Ltd. (Class A Stock)	6,400	5,917
Zijin Mining Group Co. Ltd. (Class A Stock)	14,200	20,387
Zijin Mining Group Co. Ltd. (Class H Stock)	234,000	314,494
Zoomlion Heavy Industry Science & Technology Co. Ltd. (Class H Stock)	196,600	92,625
ZTE Corp. (Class H Stock)	24,400	53,604
ZTO Express Cayman, Inc., ADR	4,714	126,665

		36,923,477

Colombia — 0.0%
Bancolombia SA, ADR	958	27,341
Ecopetrol SA, ADR	3,436	35,975

		63,316

Czech Republic — 0.0%
CEZ A/S	6,301	214,279

Denmark — 0.2%
AP Moller - Maersk A/S (Class A Stock)	15	33,058
AP Moller - Maersk A/S (Class B Stock)	114	255,201
Carlsberg A/S (Class B Stock)	651	86,353

	Shares	Value

COMMON STOCKS (continued)
Denmark (cont’d.)
Coloplast A/S (Class B Stock)	737	$86,342
DSV A/S	1,642	259,661
Genmab A/S*	625	264,247
H. Lundbeck A/S	2,036	7,624
Novo Nordisk A/S (Class B Stock)	13,001	1,765,738
Novozymes A/S (Class B Stock)	2,523	128,001
Tryg A/S	5,947	141,334
Vestas Wind Systems A/S	4,329	126,280

		3,153,839

Finland — 0.1%
Kesko OYJ (Class B Stock)	3,544	78,309
Kone OYJ (Class B Stock)	6,546	338,898
Nokia OYJ	78,741	365,807
Nordea Bank Abp	2,806	30,058
Sampo OYJ (Class A Stock)	1,175	61,370

		874,442

France — 0.7%
Accor SA*	3,647	90,984
Air Liquide SA	4,791	680,013
Airbus SE	4,772	567,403
Amundi SA, 144A	3,740	212,092
Arkema SA	1,178	105,955
AXA SA	2,853	79,472
BioMerieux	532	55,894
BNP Paribas SA	5,373	305,934
Capgemini SE	2,774	463,747
Carrefour SA	5,776	96,609
Cie Generale des Etablissements Michelin SCA	1,618	45,073
Danone SA	2,723	143,518
Dassault Aviation SA	273	46,299
Dassault Systemes SE	5,718	205,617
Engie SA	49,682	710,755
Eurazeo SE	328	20,421
Hermes International	449	694,986
Ipsen SA	157	16,887
JCDecaux SE*	963	18,284
Kering SA	454	231,053
Klepierre SA, REIT*	6,479	149,539
Legrand SA	853	68,395
L’Oreal SA	2,635	943,588
LVMH Moet Hennessy Louis Vuitton SE	1,469	1,068,981
Pernod Ricard SA	2,840	558,692
Publicis Groupe SA	1,908	121,888
Renault SA*	3,967	132,373
Rexel SA*	5,050	99,881
Safran SA	3,572	447,407
Sanofi	13,850	1,335,508
Sartorius Stedim Biotech	161	52,320
Societe Generale SA	13,512	338,930
Teleperformance	981	234,523
Television Francaise 1	9	69
Thales SA	2,379	303,962
TotalEnergies SE	12,717	798,287
Ubisoft Entertainment SA*	1,957	55,287
Vinci SA	2,780	277,130

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
France (cont’d.)
Wendel SE	80	$7,473

		11,785,229

Germany — 0.5%
adidas AG	1,660	224,974
Allianz SE	391	83,501
Aurubis AG	259	21,083
Bayer AG	8,724	449,025
Bayerische Motoren Werke AG	5,058	447,810
Beiersdorf AG	121	13,827
Brenntag SE	208	13,265
Carl Zeiss Meditec AG	246	30,921
Daimler Truck Holding AG*	3,409	104,799
Deutsche Bank AG	20,999	236,062
Deutsche Boerse AG	1,275	219,543
Deutsche Lufthansa AG*	4,072	33,566
Deutsche Post AG	12,495	467,646
Deutsche Telekom AG	30,530	607,443
DWS Group GmbH & Co. KGaA, 144A	241	7,777
E.ON SE	10,633	105,713
Evonik Industries AG	18,723	357,119
Fielmann AG	670	26,506
Fraport AG Frankfurt Airport Services Worldwide*	234	9,476
Freenet AG	4,733	102,916
HelloFresh SE*	848	18,507
Henkel AG & Co. KGaA	525	33,739
HOCHTIEF AG	1,531	85,990
Infineon Technologies AG	4,811	146,216
Jenoptik AG	2	54
K+S AG	974	19,201
Knorr-Bremse AG	497	27,038
LANXESS AG	422	16,933
LEG Immobilien SE	612	39,914
Mercedes-Benz Group AG	9,109	595,683
MTU Aero Engines AG	491	105,631
Nemetschek SE	1,334	68,203
Rheinmetall AG	212	42,204
RWE AG	647	28,602
SAP SE	11,468	1,183,965
Scout24 SE, 144A	3,895	196,050
Siemens AG	8,511	1,173,253
Siemens Energy AG	3,152	59,182
thyssenkrupp AG*	3,895	23,653
Volkswagen AG	130	20,394
Wacker Chemie AG	596	75,953

		7,523,337

Greece — 0.0%
Hellenic Telecommunications
Organization SA	13,731	214,466
OPAP SA	9,236	130,669

		345,135

Hong Kong — 0.2%
AIA Group Ltd.	128,600	1,420,180
ASMPT Ltd.	1,500	10,653
Cathay Pacific Airways Ltd.*	9,000	9,805

	Shares	Value

COMMON STOCKS (continued)
Hong Kong (cont’d.)
CK Asset Holdings Ltd.	49,000	$300,526
CK Infrastructure Holdings Ltd.	2,000	10,436
CLP Holdings Ltd.	10,000	72,856
Hong Kong Exchanges & Clearing Ltd.	4,000	171,881
Hysan Development Co. Ltd.	5,000	16,192
Jardine Matheson Holdings Ltd.	7,100	361,183
Kerry Properties Ltd.	34,500	74,846
Link REIT, REIT	16,300	119,273
New World Development Co. Ltd.	62,000	173,921
NWS Holdings Ltd.	21,000	18,127
Orient Overseas International Ltd.	2,000	36,047
Pacific Basin Shipping Ltd.	19,000	6,401
PCCW Ltd.	42,000	18,922
Sino Biopharmaceutical Ltd.	64,000	37,268
Skyworth Group Ltd.	14,000	5,976
Sun Hung Kai Properties Ltd.	12,000	163,912
Super Hi International Holding Ltd.*	300	382
Swire Pacific Ltd. (Class A Stock)	12,500	109,574
Swire Properties Ltd.	38,400	97,263
Techtronic Industries Co. Ltd.	18,000	199,923
WH Group Ltd., 144A	153,500	89,527

		3,525,074

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	15,602	108,735
OTP Bank Nyrt	6,376	173,243
Richter Gedeon Nyrt	375	8,327

		290,305

India — 1.1%
ABB India Ltd.	1,856	60,168
Adani Enterprises Ltd.	5,648	263,011
Adani Green Energy Ltd.*	1,564	36,438
Adani Power Ltd.*	2,284	8,237
Adani Total Gas Ltd.	261	11,638
Adani Transmission Ltd.*	4,658	145,454
Aditya Birla Fashion & Retail Ltd.*	3,343	11,602
Affle India Ltd.*	500	6,531
Amara Raja Batteries Ltd.	3,878	26,781
APL Apollo Tubes Ltd.	4,374	57,565
Ashok Leyland Ltd.	5,565	9,631
Asian Paints Ltd.	14,669	545,337
AU Small Finance Bank Ltd., 144A	2,988	23,602
Avenue Supermarts Ltd., 144A*	3,491	171,413
Axis Bank Ltd.	52,417	589,882
Bajaj Finance Ltd.	6,674	528,680
Bajaj Finserv Ltd.	4,674	87,239
Bharat Forge Ltd.	1,500	15,916
Bharti Airtel Ltd.	14,764	143,582
Birlasoft Ltd.	5,384	19,427
BSE Ltd.	1,133	7,450
Central Depository Services India Ltd.	550	7,395
City Union Bank Ltd.	19,126	41,655
Coromandel International Ltd.	26,889	288,073
Cummins India Ltd.	4,086	68,129
Dalmia Bharat Ltd.	3,788	85,117
Devyani International Ltd.*	4,310	9,389
Dr. Reddy’s Laboratories Ltd.	1,284	65,669
Dr. Reddy’s Laboratories Ltd., ADR	551	28,514

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
India (cont’d.)
Elgi Equipments Ltd.	1,459	$7,382
Exide Industries Ltd.	5,535	12,041
Gujarat Gas Ltd.	10,544	61,952
HCL Technologies Ltd.	21,159	265,353
HDFC Bank Ltd.	51,154	1,003,312
HDFC Bank Ltd., ADR	704	48,161
HDFC Life Insurance Co. Ltd., 144A	24,912	170,171
Hindalco Industries Ltd.	49,108	280,747
Hindustan Aeronautics Ltd.	409	12,504
Hindustan Unilever Ltd.	5,993	185,144
Hindustan Zinc Ltd.	4,816	18,718
Housing Development Finance Corp. Ltd.	38,816	1,233,998
ICICI Bank Ltd.	110,955	1,193,407
ICICI Bank Ltd., ADR	20,052	438,938
ICICI Prudential Life Insurance Co. Ltd., 144A	7,457	40,568
IDFC First Bank Ltd.*	90,830	64,406
Indian Energy Exchange Ltd., 144A	3,398	5,739
Indian Hotels Co. Ltd.	3,198	12,302
IndusInd Bank Ltd.	6,023	88,538
Infosys Ltd.	72,233	1,316,901
Infosys Ltd., ADR	21,729	391,339
InterGlobe Aviation Ltd., 144A*	1,859	44,985
ITC Ltd.	109,556	438,526
JK Cement Ltd.	73	2,571
Kotak Mahindra Bank Ltd.	30,645	674,230
KPIT Technologies Ltd.	1,399	11,882
L&T Finance Holdings Ltd.	65,370	68,795
L&T Technology Services Ltd., 144A	4,150	184,549
Larsen & Toubro Ltd.	7,864	197,656
Life Insurance Corp. of India	5,083	42,032
Maruti Suzuki India Ltd.	1,415	143,149
National Aluminium Co. Ltd.	11,796	11,457
Nestle India Ltd.	428	101,246
Oil & Natural Gas Corp. Ltd.	39,899	71,023
Persistent Systems Ltd.	163	7,620
Polycab India Ltd.	1,106	34,296
Poonawalla Fincorp Ltd.	3,667	13,616
PVR Ltd.*	1,117	23,198
Reliance Industries Ltd.	54,954	1,687,122
SBI Life Insurance Co. Ltd., 144A	18,372	272,678
SRF Ltd.	457	12,618
State Bank of India	36,298	268,423
Sun Pharmaceutical Industries Ltd.	14,408	174,236
Syngene International Ltd., 144A	4,083	28,869
Tata Communications Ltd.	1,080	16,613
Tata Consultancy Services Ltd.	36,292	1,427,260
Tata Elxsi Ltd.	89	6,755
Tech Mahindra Ltd.	2,064	25,312
Torrent Pharmaceuticals Ltd.	537	10,039
TVS Motor Co. Ltd.	2,772	36,302
UltraTech Cement Ltd.	2,336	196,019
United Spirits Ltd.*	2,652	28,095
UPL Ltd.	6,690	57,780
Varun Beverages Ltd.	16,678	266,160
Vedanta Ltd.	6,077	22,618
Voltas Ltd.	8,032	77,501

	Shares	Value

COMMON STOCKS (continued)
India (cont’d.)
Zydus Lifesciences Ltd.	10,612	$53,771

		16,954,148

Indonesia — 0.1%
AKR Corporindo Tbk PT	1,111,900	100,013
Astra International Tbk PT	800	293
Bank Central Asia Tbk PT	1,993,100	1,092,893
Bank Mandiri Persero Tbk PT	235,300	150,050
Bank Rakyat Indonesia Persero Tbk PT	2,235,600	708,798
Perusahaan Gas Negara Tbk PT	1,830,800	206,879
Telkom Indonesia Persero Tbk PT	232,000	55,868
Vale Indonesia Tbk PT*	38,800	17,650

		2,332,444

Ireland — 0.0%
CRH PLC	1,431	56,946
Kerry Group PLC (Class A Stock)	1,732	156,452
Kingspan Group PLC	2,209	119,604

		333,002

Israel — 0.1%
Bank Hapoalim BM	33,975	305,908
Bezeq The Israeli Telecommunication Corp. Ltd.	13,647	23,412
First International Bank of Israel Ltd. (The)	1,127	44,451
Israel Discount Bank Ltd. (Class A Stock)	29,862	156,773
Mizrahi Tefahot Bank Ltd.	2,217	71,554
Nice Ltd.*	991	190,647
Strauss Group Ltd.	409	10,814
Teva Pharmaceutical Industries Ltd.*	8,190	75,525
Teva Pharmaceutical Industries Ltd., ADR*	2,489	22,700

		901,784

Italy — 0.1%
Azimut Holding SpA	555	12,419
Banca Mediolanum SpA	22,955	191,271
BPER Banca	32,949	67,551
Buzzi Unicem SpA	602	11,601
Coca-Cola HBC AG*	371
Davide Campari-Milano NV	868	8,812
De’ Longhi SpA	261	5,870
Enel SpA	38,832	208,844
Eni SpA	12,159	172,895
Ferrari NV	1,353	290,135
Hera SpA	15,409	41,561
Intesa Sanpaolo SpA	80,620	178,606
Italgas SpA	18,982	105,396
Leonardo SpA	5,281	45,547
Mediobanca Banca di Credito
Finanziario SpA	27,171	261,088
Moncler SpA	2,121	112,703
Pirelli & C SpA, 144A	20,574	88,192
Poste Italiane SpA, 144A	5,052	49,290
PRADA SpA	1,800	10,105

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Italy (cont’d.)
Reply SpA	53	$6,080
Snam SpA	40,963	198,623
UniCredit SpA	15,736	223,287

		2,289,947

Japan — 1.4%
Advantest Corp.	1,100	70,453
Aeon Co. Ltd.	1,900	40,119
Air Water, Inc.	700	8,127
Alfresa Holdings Corp.	5,700	72,454
Alps Alpine Co. Ltd.	7,000	63,272
Amada Co. Ltd.	36,000	280,345
Anritsu Corp.	900	8,764
Asahi Kasei Corp.	13,400	95,389
Astellas Pharma, Inc.	30,800	468,334
Bandai Namco Holdings, Inc.	300	18,804
Benesse Holdings, Inc.	15,100	229,581
Canon, Inc.	4,800	103,892
Casio Computer Co. Ltd.	12,600	127,829
Central Japan Railway Co.	3,300	405,173
Chugai Pharmaceutical Co. Ltd.	2,200	56,115
Coca-Cola Bottlers Japan Holdings, Inc.	1,200	13,028
COMSYS Holdings Corp.	600	10,528
Cosmos Pharmaceutical Corp.	200	20,321
Daifuku Co. Ltd.	2,200	102,551
Dai-ichi Life Holdings, Inc.	8,700	196,475
Daiichi Sankyo Co. Ltd.	10,700	344,398
Daiichikosho Co. Ltd.	400	12,041
Daikin Industries Ltd.	1,000	151,714
Daiwa House Industry Co. Ltd.	900	20,733
Denso Corp.	1,100	53,944
DMG Mori Co. Ltd.	3,400	45,025
East Japan Railway Co.	3,100	176,570
Ebara Corp.	300	10,687
EXEO Group, Inc.	2,900	49,278
Fancl Corp.	700	14,252
FANUC Corp.	2,100	314,258
Fast Retailing Co. Ltd.	800	486,827
Fuji Media Holdings, Inc.	1,900	15,454
FUJIFILM Holdings Corp.	5,000	250,007
Fujitsu Ltd.	1,300	173,313
Hikari Tsushin, Inc.	400	56,302
Hino Motors Ltd.*	2,700	10,259
Hisamitsu Pharmaceutical Co., Inc.	300	8,905
Hitachi Ltd.	5,700	286,803
Honda Motor Co. Ltd.	25,200	574,787
Horiba Ltd.	600	26,012
Hoya Corp.	2,800	268,180
IHI Corp.	800	23,175
Inpex Corp.	5,400	58,025
ITOCHU Corp.	17,500	549,023
Itochu Techno-Solutions Corp.	500	11,598
Izumi Co. Ltd.	300	6,774
J Front Retailing Co. Ltd.	1,300	11,798
Japan Post Bank Co. Ltd.	16,800	144,026
Japan Post Holdings Co. Ltd.	3,300	27,766
Japan Tobacco, Inc.	15,100	304,420
JGC Holdings Corp.	900	11,408

	Shares	Value

COMMON STOCKS (continued)
Japan (cont’d.)
JTEKT Corp.	1,200	$8,355
Kajima Corp.	9,300	108,227
Kakaku.com, Inc.	200	3,209
Kamigumi Co. Ltd.	2,000	40,716
Kaneka Corp.	3,300	82,060
Kao Corp.	2,500	99,251
KDDI Corp.	23,900	724,813
Keisei Electric Railway Co. Ltd.	500	14,206
Keyence Corp.	500	194,122
Kinden Corp.	900	9,799
Koito Manufacturing Co. Ltd.	2,200	32,798
Kubota Corp.	6,800	92,898
Kuraray Co. Ltd.	2,900	23,210
Kyocera Corp.	200	9,927
Lawson, Inc.	8,100	309,667
Lintec Corp.	500	8,116
Lion Corp.	6,600	75,916
M3, Inc.	500	13,582
Medipal Holdings Corp.	1,400	18,504
Mitsubishi Corp.	21,300	691,500
Mitsubishi Electric Corp.	12,900	127,825
Mitsubishi Estate Co. Ltd.	6,000	77,721
Mitsubishi Gas Chemical Co., Inc.	9,200	126,468
Mitsubishi HC Capital, Inc.	3,300	16,231
Mitsubishi Heavy Industries Ltd.	3,700	146,211
Mitsubishi UFJ Financial Group, Inc.	46,600	312,845
Mitsui & Co. Ltd.	10,500	305,820
Mitsui Fudosan Co. Ltd.	12,400	226,634
Mitsui Mining & Smelting Co. Ltd.	1,100	25,745
MS&AD Insurance Group Holdings, Inc.	5,300	169,440
Murata Manufacturing Co. Ltd.	5,300	261,371
Nabtesco Corp.	500	12,682
NEC Corp.	7,600	266,526
NET One Systems Co. Ltd.	2,200	57,292
Nexon Co. Ltd.	2,700	60,617
Nidec Corp.	2,000	102,918
Nihon M&A Center Holdings, Inc.	1,100	13,535
Nikon Corp.	7,200	63,668
Nintendo Co. Ltd.	2,300	96,707
Nippon Shokubai Co. Ltd.	1,800	71,860
Nippon Steel Corp.	4,000	69,405
Nippon Telegraph & Telephone Corp.	20,200	576,074
Nippon Television Holdings, Inc.	1,200	9,466
Nissan Motor Co. Ltd.	14,300	44,751
Nissin Foods Holdings Co. Ltd.	400	31,678
Nitto Denko Corp.	2,900	167,025
NOF Corp.	200	7,973
Nomura Research Institute Ltd.	3,900	92,718
NSK Ltd.	8,100	42,709
Obayashi Corp.	13,200	99,707
Obic Co. Ltd.	300	44,043
Odakyu Electric Railway Co. Ltd.	2,700	34,966
Olympus Corp.	5,300	93,479
Omron Corp.	7,400	357,626
Oriental Land Co. Ltd.	2,500	363,810
Otsuka Holdings Co. Ltd.	2,000	65,225
Pigeon Corp.	800	13,111
Pola Orbis Holdings, Inc.	3,400	47,852

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Japan (cont’d.)
Recruit Holdings Co. Ltd.	16,200	$507,092
Relo Group, Inc.	1,800	28,935
Resorttrust, Inc.	800	14,238
Ricoh Co. Ltd.	9,600	73,067
Sankyu, Inc.	400	14,634
Santen Pharmaceutical Co. Ltd.	8,400	68,447
SCREEN Holdings Co. Ltd.	200	12,753
Sega Sammy Holdings, Inc.	6,300	95,127
Seiko Epson Corp.	2,400	34,918
Sekisui House Ltd.	3,900	69,143
Seven & i Holdings Co. Ltd.	2,900	124,283
SG Holdings Co. Ltd.	4,900	67,942
Shimadzu Corp.	2,400	67,944
Shimamura Co. Ltd.	100	9,965
Shimizu Corp.	6,100	32,549
Shin-Etsu Chemical Co. Ltd.	1,000	122,112
Shiseido Co. Ltd.	2,400	117,633
SMC Corp.	200	83,511
SoftBank Corp.	20,400	230,799
SoftBank Group Corp.	8,300	351,032
Sohgo Security Services Co. Ltd.	400	10,890
Sony Group Corp.	4,400	335,375
Subaru Corp.	600	9,084
Sumitomo Chemical Co. Ltd.	123,600	443,183
Sumitomo Corp.	15,100	251,009
Sumitomo Heavy Industries Ltd.	700	13,975
Sumitomo Mitsui Financial Group, Inc.	9,800	394,278
Sundrug Co. Ltd.	1,300	38,632
Suntory Beverage & Food Ltd.	4,300	146,424
Suzuken Co. Ltd.	400	10,822
Suzuki Motor Corp.	5,700	182,556
Sysmex Corp.	1,000	60,371
T&D Holdings, Inc.	1,300	18,609
Taisho Pharmaceutical Holdings Co. Ltd.	200	8,797
Takeda Pharmaceutical Co. Ltd.	27,300	853,035
TBS Holdings, Inc.	1,000	11,602
TDK Corp.	1,300	42,294
Teijin Ltd.	2,100	20,465
Terumo Corp.	9,600	272,166
Tohoku Electric Power Co., Inc.	5,200	27,238
Tokio Marine Holdings, Inc.	9,200	196,534
Tokyo Electron Ltd.	700	205,680
Tokyo Gas Co. Ltd.	1,700	33,286
Tokyo Tatemono Co. Ltd.	900	10,896
Toshiba Corp.	2,500	86,873
Toyota Industries Corp.	3,700	201,005
Toyota Motor Corp.	53,300	727,148
Trend Micro, Inc.	1,700	79,504
Tsuruha Holdings, Inc.	3,900	302,504
Unicharm Corp.	3,900	149,316
Welcia Holdings Co. Ltd.	800	18,648
Yamada Holdings Co. Ltd.	89,300	316,994
Yamaguchi Financial Group, Inc.	2,900	18,920
Yamazaki Baking Co. Ltd.	1,500	17,947
Yaskawa Electric Corp.	1,300	41,477
Zenkoku Hosho Co. Ltd.	700	26,819

	Shares	Value

COMMON STOCKS (continued)
Japan (cont’d.)
ZOZO, Inc.	600	$14,817

		21,879,223

Kuwait — 0.0%
Boubyan Bank KSCP	10,117	26,446
Kuwait Finance House KSCP	142,718	385,641
National Bank of Kuwait SAKP	72,608	256,021

		668,108

Luxembourg — 0.0%
ArcelorMittal SA	13,732	362,280
RTL Group SA	1,149	48,391
SES SA	4	26

		410,697

Macau — 0.0%
Wynn Macau Ltd.*	24,800	27,515

Malaysia — 0.2%
Axiata Group Bhd	74,100	52,044
CIMB Group Holdings Bhd	283,400	372,945
Dialog Group Bhd	42,500	23,636
DiGi.Com Bhd	54,600	49,552
Hartalega Holdings Bhd	79,600	30,741
Hong Leong Bank Bhd	10,500	48,954
IHH Healthcare Bhd	28,200	39,795
Inari Amertron Bhd	103,900	61,568
Malayan Banking Bhd	135,700	268,006
Malaysia Airports Holdings Bhd*	36,900	55,000
Maxis Bhd	90,300	78,746
MISC Bhd	5,100	8,683
My EG Services Bhd	92,800	18,331
Petronas Chemicals Group Bhd	45,100	88,102
Petronas Dagangan Bhd	17,100	89,245
PPB Group Bhd	19,700	77,994
Press Metal Aluminium Holdings Bhd	44,500	49,304
Public Bank Bhd	659,100	646,283
QL Resources Bhd	2,250	2,816
Telekom Malaysia Bhd	134,100	164,318
Tenaga Nasional Bhd	168,500	368,355

		2,594,418

Mexico — 0.2%
Alsea SAB de CV*	122,100	230,459
America Movil SAB de CV (Class L Stock)	136,312	123,115
Coca-Cola Femsa SAB de CV, UTS	2,583	17,482
Corp Inmobiliaria Vesta SAB de CV	259,548	615,089
Fomento Economico Mexicano SAB de CV, UTS	36,836	287,992
Grupo Aeroportuario del Pacifico SABde CV (Class B Stock)	7,177	102,905
Grupo Bimbo SAB de CV (Class A Stock)	30,215	127,611
Grupo Financiero Banorte SAB de CV (Class O Stock)	60,468	435,175
Grupo Mexico SAB de CV (Class B Stock)	93,640	330,129
Grupo Televisa SAB, UTS	8,000	7,267

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Mexico (cont’d.)
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	26,801	$45,483
Orbia Advance Corp. SAB de CV	9,689	17,179
Southern Copper Corp.	4,489	271,091
Wal-Mart de Mexico SAB de CV	198,932	703,176

		3,314,153

Netherlands — 0.4%
Aalberts NV	235	9,154
ABN AMRO Bank NV, 144A, CVA	896	12,408
Adyen NV, 144A*	68	94,401
Aegon NV	6,953	35,229
Argenx SE*	175	65,696
ASML Holding NV	2,818	1,536,520
ASR Nederland NV	8,162	387,810
EXOR NV*	389	28,480
Heineken NV	2,089	196,768
IMCD NV	1,108	158,490
ING Groep NV	12,212	148,756
JDE Peet’s NV	1,566	45,296
Koninklijke Ahold Delhaize NV	11,174	321,267
Koninklijke DSM NV	1,637	201,015
Koninklijke Philips NV	27,157	408,637
Koninklijke Vopak NV	2,422	72,046
OCI NV	404	14,444
Randstad NV	1,363	83,283
Shell PLC	50,892	1,434,687
Wolters Kluwer NV	5,865	613,686

		5,868,073

New Zealand — 0.0%
Fisher & Paykel Healthcare Corp. Ltd.	9,715	139,003

Norway — 0.1%
Aker ASA (Class A Stock)	176	12,925
Aker BP ASA	3,025	94,026
DNB Bank ASA	19,771	390,480
Equinor ASA	11,341	407,599
Kongsberg Gruppen ASA	1,935	82,361
Leroy Seafood Group ASA	5	28
Mowi ASA	1,928	32,854
Norsk Hydro ASA	3,001	22,424
Schibsted ASA (Class B Stock)	1,083	19,864
Telenor ASA	7,498	70,053

		1,132,614

Philippines — 0.0%
ACEN Corp.	9,030	1,241
Ayala Corp.	100	1,252
Ayala Land, Inc.	38,200	21,205
International Container Terminal Services, Inc.	27,160	97,477
JG Summit Holdings, Inc.	556	503
Manila Electric Co.	11,370	61,091
Metropolitan Bank & Trust Co.	479	465
SM Investments Corp.	12,540	203,372
SM Prime Holdings, Inc.	1,200	766

	Shares	Value

COMMON STOCKS (continued)
Philippines (cont’d.)
Universal Robina Corp.	10,010	$24,560

		411,932

Poland — 0.0%
Bank Polska Kasa Opieki SA	693	13,786
KGHM Polska Miedz SA	3	87
Polski Koncern Naftowy ORLEN SA	3,082	45,279
Santander Bank Polska SA	4	238

		59,390

Portugal — 0.0%
EDP - Energias de Portugal SA	41,316	205,952

Qatar — 0.0%
Barwa Real Estate Co.	22,012	17,378
Commercial Bank PSQC (The)	23,506	32,298
Industries Qatar QSC	17,710	62,512
Masraf Al Rayan QSC	43,560	37,976
Ooredoo QPSC	8,472	21,515
Qatar Electricity & Water Co. QSC	5,137	24,992
Qatar Gas Transport Co. Ltd.	15,754	15,888
Qatar International Islamic Bank QSC	11,383	32,579
Qatar Islamic Bank SAQ	19,033	97,361
Qatar National Bank QPSC	53,645	265,910

		608,409

Romania — 0.0%
NEPI Rockcastle NV	1,584	9,497

Russia — 0.0%
Alrosa PJSC*^	258,455	1
Gazprom Neft PJSC^	1,050	—
Gazprom PJSC^	234,039	—
Inter RAO UES PJSC^	2,090,349	3
LUKOIL PJSC^	14,992	—
Magnit PJSC^	399	—
MMC Norilsk Nickel PJSC^	1,248	—
Mobile TeleSystems PJSC^	3,382	—
Novolipetsk Steel PJSC*^	2,772	—
PhosAgro PJSC^	1,328	—
PhosAgro PJSC, GDR (MOEX)^	25	—
PhosAgro PJSC, GDR (XLON)^	3	—
Sberbank of Russia PJSC*^	96,420	—
Severstal PAO*^	2,445	—
Surgutneftegas PJSC^	177,716	—
Tatneft PJSC^	32,037	—

		4

Saudi Arabia — 0.2%
Abdullah Al Othaim Markets Co.	1,909	52,966
ACWA Power Co.	1,536	62,162
Al Rajhi Bank*	35,476	709,458
Alinma Bank	24,005	207,861
Almarai Co. JSC	7,131	101,578
Arabian Internet & Communications Services Co.	254	16,373
Bank AlBilad*	4,915	57,779
Banque Saudi Fransi	4,224	45,545
Rabigh Refining & Petrochemical Co.*	9,227	26,681
Riyad Bank	8,000	68,027

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Saudi Arabia (cont’d.)
Saudi Airlines Catering Co.*	2,499	$50,131
Saudi Arabian Mining Co.*	14,131	242,601
Saudi Arabian Oil Co., 144A	33,263	285,527
Saudi Basic Industries Corp.	22,351	534,666
Saudi Industrial Services Co.	9,517	51,483
Saudi Kayan Petrochemical Co.*	11,610	42,557
Saudi National Bank (The)	32,540	437,973

		2,993,368

Singapore — 0.1%
CapitaLand Ascendas REIT, REIT	3,200	6,554
CapitaLand Ascott Trust, UTS	6,300	4,943
ComfortDelGro Corp. Ltd.	30,800	28,286
Jardine Cycle & Carriage Ltd.	21,100	450,522
Mapletree Industrial Trust, REIT	5,700	9,445
Mapletree Logistics Trust, REIT	2,400	2,854
Mapletree Pan Asia Commercial Trust, REIT	40,800	50,977
NetLink NBN Trust, UTS	13,900	8,615
Oversea-Chinese Banking Corp. Ltd.	22,400	203,751
SATS Ltd.*	5,200	11,022
Sea Ltd., ADR*	4,661	242,512
Singapore Airlines Ltd.	11,600	47,895
Singapore Technologies Engineering Ltd.	3,600	9,008
Singapore Telecommunications Ltd.	306,700	588,034
STMicroelectronics NV	1,314	46,694
Suntec Real Estate Investment Trust, REIT	9,100	9,374
United Overseas Bank Ltd.	8,000	183,247

		1,903,733

South Africa — 0.3%
Absa Group Ltd.	11,055	125,536
Anglo American Platinum Ltd.	4,122	344,008
Anglo American PLC (BATE)	5,340	209,114
Anglo American PLC (XJSE)	5,951	233,322
Aspen Pharmacare Holdings Ltd.	2,327	18,611
AVI Ltd.	46,139	204,385
Bidvest Group Ltd. (The)	1,227	15,401
Capitec Bank Holdings Ltd.	2,099	228,490
FirstRand Ltd.	145,226	527,619
Foschini Group Ltd. (The)	2,713	15,972
Gold Fields Ltd.	22,762	236,380
Gold Fields Ltd., ADR	5,508	57,008
Growthpoint Properties Ltd., REIT	12,547	10,756
Harmony Gold Mining Co. Ltd.	4,756	16,616
Impala Platinum Holdings Ltd.	16,581	208,371
Kumba Iron Ore Ltd.	945	27,295
Life Healthcare Group Holdings Ltd.	192,406	191,131
Mr. Price Group Ltd.	2,506	23,237
MTN Group Ltd.	21,318	159,219
Naspers Ltd. (Class N Stock)	3,675	614,113
Netcare Ltd.	154,117	131,757
Old Mutual Ltd.	63,949	39,232
Pepkor Holdings Ltd., 144A	11,067	13,037
Sanlam Ltd.	5,465	15,702
Sasol Ltd.	6,579	104,992
Sibanye Stillwater Ltd.	25,148	66,673

	Shares	Value
COMMON STOCKS (continued)
South Africa (cont’d.)
Standard Bank Group Ltd.	66,257	$653,735
Tiger Brands Ltd.	1,863	22,999
Truworths International Ltd.	90,929	293,453
Vodacom Group Ltd.	29,749	214,412
Woolworths Holdings Ltd.	4,351	16,947

		5,039,523

South Korea — 0.8%
AMOREPACIFIC Group	2,804	77,779
Asiana Airlines, Inc.*	4,382	48,443
Celltrion, Inc.	2,240	285,913
Cheil Worldwide, Inc.	1,064	19,434
CJ Logistics Corp.*	1,552	115,741
Coupang, Inc.*	4,573	67,269
Daewoo Engineering & Construction Co. Ltd.*	27,951	92,649
Dentium Co. Ltd.	176	13,962
DL E&C Co. Ltd.	487	13,050
Dongkuk Steel Mill Co. Ltd.	8,940	79,009
Doosan Bobcat, Inc.	866	23,695
Ecopro BM Co. Ltd.	227	16,606
Green Cross Corp.	291	30,040
GS Engineering & Construction Corp.	9,444	158,899
Hana Financial Group, Inc.	1,266	42,157
Hanmi Pharm Co. Ltd.	75	17,763
Hansae Co. Ltd.	8,775	107,745
Hanwha Aerospace Co. Ltd.	451	26,264
Hanwha Corp.	7,569	154,038
Hite Jinro Co. Ltd.	14,918	302,743
HL Mando Co. Ltd.	3,168	101,100
Hugel, Inc.*	1,013	108,198
Hyundai Construction Equipment Co. Ltd.	400	19,762
Hyundai Department Store Co. Ltd.	3,404	159,532
Hyundai Electric & Energy System Co. Ltd.*	439	14,807
Hyundai Glovis Co. Ltd.	697	90,493
Hyundai Mobis Co. Ltd.	2,252	357,208
Hyundai Motor Co.	1,217	145,653
Hyundai Steel Co.	4,817	117,409
Intellian Technologies, Inc.	211	11,379
Kakao Corp.	1,994	84,936
KakaoBank Corp.*	873	16,984
KB Financial Group, Inc.	4,607	176,506
KCC Corp.	256	41,516
Kia Corp.	7,278	342,434
Kolon Industries, Inc.	2,788	90,972
Korea Electric Power Corp.*	2,954	51,012
Korea Gas Corp.	8,903	255,935
Korea Shipbuilding & Offshore Engineering Co. Ltd.	901	50,665
Korea Zinc Co. Ltd.	431	193,153
Korean Air Lines Co. Ltd.*	19,693	358,874
Krafton, Inc.*	33	4,413
KT Corp.	9,149	244,876
KT&G Corp.	1,301	94,033
LG Chem Ltd.	1,007	480,872
LG Energy Solution Ltd.*	220	75,825
LG H&H Co. Ltd.	89	51,226

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
South Korea (cont’d.)
LG Innotek Co. Ltd.	74	$14,924
Lotte Corp.	4,565	111,492
Lotte Shopping Co. Ltd.	339	24,428
LX International Corp.	2,399	64,629
NAVER Corp.	2,723	387,268
NCSoft Corp.	234	83,590
Pan Ocean Co. Ltd.	1,835	8,366
PharmaResearch Co. Ltd.	262	14,514
POSCO Chemical Co. Ltd.	78	11,143
POSCO Holdings, Inc.	2,043	447,114
POSCO Holdings, Inc., ADR	3,116	169,729
Samsung Biologics Co. Ltd., 144A*	36	23,408
Samsung C&T Corp.	1,992	179,462
Samsung Electro-Mechanics Co. Ltd.	165	17,136
Samsung Electronics Co. Ltd.	89,883	3,945,256
Samsung SDI Co. Ltd.	711	333,845
Samsung SDS Co. Ltd.	1,746	170,164
Shinhan Financial Group Co. Ltd.	10,782	300,165
Shinsegae, Inc.	658	115,037
SK Bioscience Co. Ltd.*	146	8,549
SK Hynix, Inc.	1,484	88,541
SK Innovation Co. Ltd.*	1,367	167,002
SK Telecom Co. Ltd.	2,778	104,213
S-Oil Corp.	1,813	120,665
Sung Kwang Bend Co. Ltd.	1,104	11,601
WONIK IPS Co. Ltd.	442	8,699

		12,363,912

Spain — 0.2%
Acciona SA	670	123,301
Amadeus IT Group SA*	2,364	122,639
Banco Bilbao Vizcaya Argentaria SA	29,440	177,325
Banco Santander SA	104,080	311,211
Bankinter SA	3,252	21,787
Cellnex Telecom SA, 144A	30,160	1,000,445
Fluidra SA	5,804	90,247
Grifols SA*	2,291	26,457
Iberdrola SA	28,895	337,306
Industria de Diseno Textil SA	8,891	236,154
Mapfre SA	9,047	17,502
Merlin Properties Socimi SA, REIT	1,202	11,273
Repsol SA	8,706	138,574

		2,614,221

Sweden — 0.2%
Assa Abloy AB (Class B Stock)	4,693	100,943
Axfood AB	425	11,654
Boliden AB	557	20,922
Elekta AB (Class B Stock)	4	24
Evolution AB, 144A	238	23,182
Hexagon AB (Class B Stock)	4,515	47,340
Holmen AB (Class B Stock)	3	119
Industrivarden AB (Class A Stock)	4,099	99,700
Industrivarden AB (Class C Stock)	10,723	260,167
Investor AB (Class A Stock)	6,754	125,656
Investor AB (Class B Stock)	38,929	704,652
L E Lundbergforetagen AB (Class B Stock)	1,370	58,408
Saab AB (Class B Stock)	5,744	226,357

	Shares	Value
COMMON STOCKS (continued)
Sweden (cont’d.)
Tele2 AB (Class B Stock)	24,595	$200,642
Telefonaktiebolaget LM Ericsson (Class B Stock)	21,616	126,657
Telia Co. AB	30,351	77,555
Trelleborg AB (Class B Stock)	1,482	34,232
Volvo AB (Class B Stock)	13,905	251,175

		2,369,385

Switzerland — 0.4%
ABB Ltd.	17,582	535,856
Accelleron Industries AG*	1,099	22,684
Alcon, Inc.	3,042	208,739
Belimo Holding AG	31	14,790
Chocoladefabriken Lindt & Spruengli AG	31	315,891
Cie Financiere Richemont SA (Class A Stock)	3,201	415,042
DKSH Holding AG	2	152
Flughafen Zurich AG*	580	89,749
Geberit AG	64	30,213
Givaudan SA	79	241,970
Kuehne + Nagel International AG	393	91,366
Novartis AG	19,253	1,742,348
Sika AG	665	159,868
Straumann Holding AG	419	48,047
Swatch Group AG (The)	912	259,209
TE Connectivity Ltd.	3,913	449,212
Temenos AG	626	34,438
UBS Group AG	36,162	672,115
VAT Group AG, 144A*	244	66,982
Zurich Insurance Group AG	560	267,723

		5,666,394

Taiwan — 1.0%
Accton Technology Corp.	10,000	75,938
Alchip Technologies Ltd.	2,000	50,801
ASE Technology Holding Co. Ltd.	56,000	170,149
ASPEED Technology, Inc.	1,100	60,048
AUO Corp.	69,600	33,811
Bizlink Holding, Inc.	7,000	53,750
Cathay Financial Holding Co. Ltd.	264,994	344,081
Chailease Holding Co. Ltd.	32,727	230,568
Chang Hwa Commercial Bank Ltd.	52,493	29,248
Chicony Electronics Co. Ltd.	16,000	44,810
China Steel Corp.	24,000	23,256
Chroma ATE, Inc.	59,000	346,559
Chunghwa Telecom Co. Ltd.	44,000	161,815
Chunghwa Telecom Co. Ltd., ADR	8,033	293,927
Compeq Manufacturing Co. Ltd.	56,000	80,789
CTBC Financial Holding Co. Ltd.	526,680	377,937
CTCI Corp.	7,000	9,521
Delta Electronics, Inc.	79,000	732,329
E Ink Holdings, Inc.	7,000	36,657
E.Sun Financial Holding Co. Ltd.	26,691	20,842
Elan Microelectronics Corp.	18,000	50,181
Elite Material Co. Ltd.	3,000	16,612
Eva Airways Corp.	44,000	40,125
Evergreen Marine Corp. Taiwan Ltd.	4,400	23,255
Faraday Technology Corp.	13,000	59,942

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Taiwan (cont’d.)
Feng TAY Enterprise Co. Ltd.	8,000	$53,596
Flexium Interconnect, Inc.*	45,000	142,912
Formosa Sumco Technology Corp.	20,000	88,100
Fulgent Sun International Holding Co. Ltd.	2,000	9,859
General Interface Solution Holding Ltd.	18,000	51,426
Genius Electronic Optical Co. Ltd.	1,000	10,843
Global Unichip Corp.	7,000	144,743
Globalwafers Co. Ltd.	1,000	13,857
Hiwin Technologies Corp.	27,284	161,490
Hon Hai Precision Industry Co. Ltd.	163,000	528,321
Hon Hai Precision Industry Co. Ltd., GDR	4,854	31,316
Hu Lane Associate, Inc.	2,000	9,369
Kinik Co.	3,000	10,238
Kinsus Interconnect Technology Corp.	5,000	16,905
Largan Precision Co. Ltd.	3,000	198,298
Lotes Co. Ltd.	1,000	26,758
M31 Technology Corp.	1,000	14,819
Makalot Industrial Co. Ltd.	44,000	332,759
MediaTek, Inc.	49,000	990,728
Nan Ya Plastics Corp.	3,000	6,919
Nan Ya Printed Circuit Board Corp.	3,000	22,045
Nanya Technology Corp.	8,000	13,285
Novatek Microelectronics Corp.	14,000	143,118
Pegavision Corp.	1,000	13,743
PharmaEngine, Inc.	3,000	12,188
PharmaEssentia Corp.*	1,043	16,164
Phison Electronics Corp.	2,000	20,424
Poya International Co. Ltd.	6,000	97,145
President Chain Store Corp.	11,000	97,258
Primax Electronics Ltd.	119,000	214,428
Realtek Semiconductor Corp.	39,000	354,666
RichWave Technology Corp.	3,000	10,914
Shanghai Commercial & Savings Bank Ltd. (The)	18,246	26,137
Simplo Technology Co. Ltd.	27,000	249,952
Sino-American Silicon Products, Inc.	11,000	49,774
Taiwan Cement Corp.	107,000	116,969
Taiwan Cooperative Financial Holding Co. Ltd.	68,870	58,190
Taiwan Semiconductor Manufacturing Co. Ltd.	482,000	7,000,309
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5,578	415,505
Tong Yang Industry Co. Ltd.	51,000	71,184
Tung Ho Steel Enterprise Corp.	18,090	30,977
Unimicron Technology Corp.	15,000	58,233
Uni-President Enterprises Corp.	154,000	333,335
United Microelectronics Corp.*	250,000	328,471
United Microelectronics Corp., ADR*	6,717	43,862
Visual Photonics Epitaxy Co. Ltd.	14,000	31,286
Voltronic Power Technology Corp.	2,000	100,343
Wisdom Marine Lines Co. Ltd.	24,000	47,796
Wistron Corp.	46,000	43,933
Wistron NeWeb Corp.	143,000	364,658

		16,596,499

	Shares	Value
COMMON STOCKS (continued)
Thailand — 0.2%
Advanced Info Service PCL, NVDR	5,000	$28,120
Airports of Thailand PCL, NVDR*	21,500	46,536
B Grimm Power PCL, NVDR	9,400	10,799
Bangchak Corp. PCL, NVDR	360,100	327,025
Bangkok Chain Hospital PCL, NVDR	36,900	21,847
Bangkok Dusit Medical Services PCL, NVDR	587,600	491,387
Bumrungrad Hospital PCL, NVDR	19,600	119,906
Chularat Hospital PCL, NVDR	92,400	9,816
CP ALL PCL, NVDR	400	788
Delta Electronics Thailand PCL, NVDR	2,500	59,817
Energy Absolute PCL, NVDR	87,200	243,704
Gulf Energy Development PCL, NVDR	23,200	36,986
Hana Microelectronics PCL, NVDR	11,000	16,304
Home Product Center PCL, NVDR	561,600	251,080
JMT Network Services PCL	28,300	56,304
JMT Network Services PCL, NVDR	5,400	10,744
KCE Electronics PCL, NVDR	10,500	14,062
Kiatnakin Phatra Bank PCL, NVDR	23,200	49,354
Mega Lifesciences PCL, NVDR	79,100	106,717
Minor International PCL, NVDR*	84,800	78,897
Precious Shipping PCL, NVDR	27,700	12,848
PTT Exploration & Production PCL, NVDR	109,100	555,605
PTT PCL, NVDR	10,200	9,788
Siam Makro PCL, NVDR	6,600	7,613
Supalai PCL, NVDR	215,400	151,114
Thai Union Group PCL, NVDR	14,000	6,829
Tisco Financial Group PCL, NVDR	11,500	32,933

		2,756,923

Turkey — 0.1%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	43,725	158,211
BIM Birlesik Magazalar A/S	4,444	32,476
Coca-Cola Icecek A/S	3,213	35,162
KOC Holding A/S	45	202
Koza Anadolu Metal Madencilik Isletmeleri A/S*	3,907	11,089
Migros Ticaret A/S*	28,550	223,736
Turkcell Iletisim Hizmetleri A/S	168,577	339,903
Turkiye Is Bankasi A/S (Class C Stock)	33,925	23,222
Turkiye Petrol Rafinerileri A/S*	2,589	73,374

		897,375

United Arab Emirates — 0.1%
Abu Dhabi Commercial Bank PJSC	34,766	85,083
Abu Dhabi Islamic Bank PJSC	16,961	42,018
Abu Dhabi National Oil Co. for Distribution PJSC	12,568	15,068
Aldar Properties PJSC	44,707	53,719
Dubai Islamic Bank PJSC	33,686	52,284
Emaar Properties PJSC	46,233	73,554
Emirates NBD Bank PJSC	29,346	103,361
Emirates Telecommunications Group Co. PJSC	28,221	175,163
First Abu Dhabi Bank PJSC	51,607	239,784

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United Arab Emirates (cont’d.)
NMC Health PLC*^	411	$—

		840,034

United Kingdom — 0.9%
Ashtead Group PLC	3,989	226,594
AstraZeneca PLC	9,507	1,286,481
BAE Systems PLC	11,593	119,737
Barclays PLC	110,358	209,991
Bellway PLC	2,273	51,980
BP PLC	283,389	1,635,138
British American Tobacco PLC	29,596	1,170,763
BT Group PLC	116,305	157,044
Centrica PLC	22,648	26,341
CK Hutchison Holdings Ltd.	52,500	314,520
Coca-Cola Europacific Partners PLC	3,345	185,045
Compass Group PLC	5,497	126,937
Croda International PLC	1,412	112,365
Dechra Pharmaceuticals PLC	651	20,519
Diageo PLC	24,790	1,085,105
Direct Line Insurance Group PLC	15,347	40,906
Drax Group PLC	3,374	28,620
easyJet PLC*	1,840	7,218
Experian PLC	17,112	579,555
Greggs PLC	2,388	67,096
Howden Joinery Group PLC	9,680	65,363
HSBC Holdings PLC	88,222	546,759
IG Group Holdings PLC	3,362	31,678
IMI PLC	6,655	103,937
Imperial Brands PLC	10,506	261,716
International Distributions Services PLC	2,985	7,651
Intertek Group PLC	5,964	290,162
J Sainsbury PLC	24,642	64,631
JET2 PLC	3	35
Liberty Global PLC (Class C Stock)*	1,728	33,575
Linde PLC	2,513	819,690
Lloyds Banking Group PLC	765,149	417,553
London Stock Exchange Group PLC	1,188	102,074
National Grid PLC	25,083	300,478
NatWest Group PLC	48,876	155,877
Phoenix Group Holdings PLC	12,012	87,994
Reckitt Benckiser Group PLC	3,221	223,268
RELX PLC	9,472	261,882
Renishaw PLC	165	7,321
Rightmove PLC	20,623	127,583
Rolls-Royce Holdings PLC*	28,746	32,109
RS Group PLC	1,065	11,467
Segro PLC, REIT	5,640	51,957
Smiths Group PLC	17,606	337,896
Spectris PLC	4,005	145,088
Spirax-Sarco Engineering PLC	653	83,408
SSE PLC	19,008	390,936
Taylor Wimpey PLC	24,675	30,219
Tesco PLC	80,372	216,592
Travis Perkins PLC	1,199	12,819
Tritax Big Box REIT PLC, REIT	30,990	51,937
Unilever PLC	18,056	911,608
Vodafone Group PLC	156,796	158,790
Whitbread PLC	3,740	115,635

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (cont’d.)
WPP PLC	11,484	$113,462

		14,025,105

United States — 18.9%
Abbott Laboratories	8,078	886,884
AbbVie, Inc.	5,641	911,642
Accenture PLC (Class A Stock)	3,930	1,048,681
Activision Blizzard, Inc.	1,679	128,527
Adobe, Inc.*	3,736	1,257,276
Advanced Micro Devices, Inc.*	2,589	167,690
AECOM	6,163	523,424
Agilent Technologies, Inc.	7,567	1,132,402
Agree Realty Corp., REIT	54,721	3,881,361
Albemarle Corp.	190	41,203
Alexandria Real Estate Equities, Inc., REIT	24,024	3,499,576
Allison Transmission Holdings, Inc.	391	16,266
Allstate Corp. (The)	2,417	327,745
Ally Financial, Inc.	6,977	170,588
Alphabet, Inc. (Class A Stock)*	35,462	3,128,812
Alphabet, Inc. (Class C Stock)*	29,004	2,573,525
Alteryx, Inc. (Class A Stock)*	584	29,591
Altria Group, Inc.	1,143	52,247
Amazon.com, Inc.*	50,697	4,258,548
American Express Co.	14,286	2,110,756
American Financial Group, Inc.	374	51,343
American Tower Corp., REIT	5,585	1,183,238
AmerisourceBergen Corp.	3,996	662,177
Amgen, Inc.	4,934	1,295,866
Analog Devices, Inc.	12,513	2,052,507
ANSYS, Inc.*	709	171,287
Aon PLC (Class A Stock)	223	66,931
Apple, Inc.	80,977	10,521,342
Applied Materials, Inc.	1,817	176,939
Aptiv PLC*	1,779	165,678
Archer-Daniels-Midland Co.	1,730	160,630
AT&T, Inc.	6,975	128,410
Autodesk, Inc.*	1,738	324,780
Automatic Data Processing, Inc.	3,592	857,985
AutoZone, Inc.*	82	202,227
AvalonBay Communities, Inc., REIT	35,883	5,795,822
Ball Corp.	3,508	179,399
Bank of America Corp.	35,162	1,164,565
Bank of New York Mellon Corp. (The)	23,301	1,060,662
Becton, Dickinson & Co.	7,347	1,868,342
Berkshire Hathaway, Inc. (Class B Stock)*	4,261	1,316,223
Best Buy Co., Inc.	2,714	217,690
Bill.com Holdings, Inc.*	1,623	176,842
Biogen, Inc.*	691	191,352
BioMarin Pharmaceutical, Inc.*	2,424	250,860
Blueprint Medicines Corp.*	1,356	59,406
BorgWarner, Inc.	4,194	168,808
Boston Properties, Inc., REIT	43,496	2,939,460
Boston Scientific Corp.*	11,313	523,453
Box, Inc. (Class A Stock)*	2,555	79,537
Bristol-Myers Squibb Co.	6,309	453,933
Brixmor Property Group, Inc., REIT	2,754	62,433
Brown-Forman Corp. (Class B Stock)	1,746	114,677

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
Cadence Design Systems, Inc.*	746	$119,837
Caesars Entertainment, Inc.*	2,175	90,480
Capital One Financial Corp.	5,331	495,570
Carlyle Group, Inc. (The)	10,640	317,498
Cboe Global Markets, Inc.	5,518	692,343
Charles Schwab Corp. (The)	1,057	88,006
Chevron Corp.	15,122	2,714,248
Cigna Corp.	6,395	2,118,919
Cintas Corp.	671	303,037
Citigroup, Inc.	14,643	662,303
Clearway Energy, Inc. (Class C Stock)	642	20,461
CME Group, Inc.	4,517	759,579
CMS Energy Corp.	15,512	982,375
Coca-Cola Co. (The)	7,414	471,605
Cognizant Technology Solutions Corp. (Class A Stock)	13,415	767,204
Colgate-Palmolive Co.	24,075	1,896,869
Comcast Corp. (Class A Stock)	28,696	1,003,499
Commercial Metals Co.	368	17,774
Community Healthcare Trust, Inc., REIT	20,211	723,554
ConocoPhillips	2,863	337,834
Corteva, Inc.	13,670	803,523
Costco Wholesale Corp.	2,086	952,259
Cousins Properties, Inc., REIT	85,633	2,165,659
Crowdstrike Holdings, Inc. (Class A Stock)*	608	64,016
Crown Castle, Inc., REIT	1,184	160,598
Crown Holdings, Inc.	345	28,362
CSL Ltd.	2,937	572,698
CSX Corp.	26,340	816,013
CVS Health Corp.	7,974	743,097
Danaher Corp.	7,250	1,924,295
Darden Restaurants, Inc.	1,649	228,106
Deckers Outdoor Corp.*	356	142,101
Deere & Co.	4,459	1,911,841
Dell Technologies, Inc. (Class C Stock)	4,032	162,167
Digital Realty Trust, Inc., REIT	18,864	1,891,493
Discover Financial Services	5,760	563,501
DocuSign, Inc.*	2,675	148,248
DTE Energy Co.	14,499	1,704,067
Eaton Corp. PLC	7,119	1,117,327
eBay, Inc.	20,770	861,332
Ecolab, Inc.	8,135	1,184,131
Edwards Lifesciences Corp.*	7,854	585,987
Elevance Health, Inc.	2,537	1,301,405
Eli Lilly & Co.	5,837	2,135,408
Enphase Energy, Inc.*	1,250	331,200
EOG Resources, Inc.	6,996	906,122
EPR Properties, REIT	74,702	2,817,759
Equinix, Inc., REIT	12,602	8,254,688
Equity Residential, REIT	88,778	5,237,902
Essex Property Trust, Inc., REIT	4,844	1,026,540
Evergy, Inc.	12,766	803,364
Exact Sciences Corp.*	5,309	262,849
Exelixis, Inc.*	2,695	43,228
Extra Space Storage, Inc., REIT	20,696	3,046,037
Exxon Mobil Corp.	26,516	2,924,715
Federal Realty Investment Trust, REIT	13,734	1,387,683

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
Fidelity National Information Services, Inc.	1,069	$72,532
Flex Ltd.*	66,871	1,435,052
FMC Corp.	3,312	413,338
Fortinet, Inc.*	3,460	169,159
Fox Corp. (Class A Stock)	51,613	1,567,487
Fox Corp. (Class B Stock)	765	21,764
Gartner, Inc.*	1,559	524,042
General Dynamics Corp.	2,993	742,593
General Motors Co.	1,851	62,268
Genuine Parts Co.	784	136,032
Gilead Sciences, Inc.	6,650	570,902
GSK PLC	42,214	729,594
Haleon PLC*	25,563	101,143
Halliburton Co.	16,832	662,339
Hartford Financial Services Group, Inc. (The)	8,809	667,986
Healthpeak Properties, Inc., REIT	93,639	2,347,530
HEICO Corp.	1,474	226,465
Helmerich & Payne, Inc.	150
Hershey Co. (The)	5,967	1,381,778
Hewlett Packard Enterprise Co.	45,012	718,392
Hilton Grand Vacations, Inc.*	476	18,345
Holcim AG*	4,008	207,467
Home Depot, Inc. (The)	7,652	2,416,961
Honeywell International, Inc.	426	91,292
Horizon Therapeutics PLC*	1,144	130,187
Host Hotels & Resorts, Inc., REIT	164,870	2,646,163
HP, Inc.	7,110	191,046
HubSpot, Inc.*	700	202,391
Hudson Pacific Properties, Inc., REIT	51,715	503,187
Humana, Inc.	287	146,999
Huntington Bancshares, Inc.	7,620	107,442
IDEXX Laboratories, Inc.*	517	210,915
Illinois Tool Works, Inc.	2,698	594,369
Intel Corp.	44,297	1,170,770
Intercontinental Exchange, Inc.	430	44,114
Intuit, Inc.	2,055	799,847
Invitation Homes, Inc., REIT	138,207	4,096,455
James Hardie Industries PLC, CDI	10,625	191,232
Johnson & Johnson	10,720	1,893,688
Johnson Controls International PLC	3,456	221,184
JPMorgan Chase & Co.	3,240	434,484
Juniper Networks, Inc.	15,220	486,431
Kellogg Co.	1,008	71,810
KLA Corp.	1,325	499,565
Kroger Co. (The)	11,328	505,002
Lam Research Corp.	1,965	825,889
Lamar Advertising Co. (Class A Stock), REIT	477	45,029
Lattice Semiconductor Corp.*	1,287	83,501
Lear Corp.	3,938	488,391
Live Nation Entertainment, Inc.*	4,771	332,730
Lockheed Martin Corp.	4,448	2,163,908
Lowe’s Cos., Inc.	5,333	1,062,547
LPL Financial Holdings, Inc.	1,079	233,247
Lululemon Athletica, Inc.*	1,739	557,141
Lyft, Inc. (Class A Stock)*	4,830	53,227
Manhattan Associates, Inc.*	903	109,624

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
Marathon Oil Corp.	9,626	$260,576
Marathon Petroleum Corp.	11,101	1,292,045
Marsh & McLennan Cos., Inc.	12,279	2,031,929
Mastercard, Inc. (Class A Stock)	5,154	1,792,200
McDonald’s Corp.	1,943	512,039
Medtronic PLC	12,759	991,629
Merck & Co., Inc.	8,234	913,562
Meta Platforms, Inc. (Class A Stock)*	11,588	1,394,500
MetLife, Inc.	25,665	1,857,376
Mettler-Toledo International, Inc.*	82	118,527
Microsoft Corp.	40,173	9,634,289
Moderna, Inc.*	224	40,235
Mondelez International, Inc. (Class A Stock)	14,791	985,820
Monolithic Power Systems, Inc.	149	52,688
Nestle SA	20,062	2,317,350
Neurocrine Biosciences, Inc.*	165	19,708
Newmont Corp.	8,424	397,613
NIKE, Inc. (Class B Stock)	1,135	132,806
Northrop Grumman Corp.	693	378,108
Novavax, Inc.*	2,285	23,490
NRG Energy, Inc.	1,043	33,188
NVIDIA Corp.	11,312	1,653,136
Omega Healthcare Investors, Inc., REIT	51,213	1,431,403
Outfront Media, Inc., REIT	171,899	2,850,085
PACCAR, Inc.	5,256	520,186
Palo Alto Networks, Inc.*	1,629	227,311
Parade Technologies Ltd.	2,000	50,115
Patterson-UTI Energy, Inc.	2,945	49,594
Paychex, Inc.	627	72,456
Paycom Software, Inc.*	448	139,019
Paylocity Holding Corp.*	563	109,368
PayPal Holdings, Inc.*	14,789	1,053,273
PepsiCo, Inc.	15,922	2,876,469
PerkinElmer, Inc.	1,231	172,611
Pfizer, Inc.	22,615	1,158,793
Physicians Realty Trust, REIT	136,140	1,969,946
Procter & Gamble Co. (The)	11,519	1,745,820
Prologis, Inc., REIT	113,773	12,825,630
Public Storage, REIT	22,116	6,196,682
QIAGEN NV*	857	43,082
QUALCOMM, Inc.	5,124	563,333
Qurate Retail, Inc. (Class A Stock)*	2	3
Ralph Lauren Corp.	587	62,028
Rapid7, Inc.*	2,935	99,731
Regency Centers Corp., REIT	28,379	1,773,687
Reliance Steel & Aluminum Co.	446	90,288
Republic Services, Inc.	1,181	152,337
Rexford Industrial Realty, Inc., REIT	98,875	5,402,530
RingCentral, Inc. (Class A Stock)*	1,408	49,843
Roche Holding AG (BATE)	4,804	1,509,597
Roche Holding AG (Bearer Shares) (SGMX)	380	147,249
Rockwell Automation, Inc.	472	121,573
Roku, Inc.*	520	21,164
Ryman Hospitality Properties, Inc., REIT	20,773	1,698,816
S&P Global, Inc.	898	300,776

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
Salesforce, Inc.*	9,951	$1,319,403
SBA Communications Corp., REIT	8,062	2,259,859
Schlumberger Ltd.	10,176	544,009
Schneider Electric SE	5,399	758,207
Seagen, Inc.*	1,876	241,085
Semtech Corp.*	1,538	44,125
ServiceNow, Inc.*	1,975	766,833
Sherwin-Williams Co. (The)	2,473	586,917
Signify NV, 144A	1,365	45,949
Silicon Laboratories, Inc.*	1,295	175,693
Simon Property Group, Inc., REIT	51,510	6,051,395
Sims Ltd.	3,606	31,968
SL Green Realty Corp., REIT	47,390	1,597,991
Snap, Inc. (Class A Stock)*	24,096	215,659
Snap-on, Inc.	4,009	916,016
Spirit Realty Capital, Inc., REIT	68,281	2,726,460
Spotify Technology SA*	1,613	127,346
STAG Industrial, Inc., REIT	66,220	2,139,568
Starbucks Corp.	4,715	467,728
Steel Dynamics, Inc.	3,092	302,088
Stellantis NV	17,787	252,760
Sun Communities, Inc., REIT	34,687	4,960,241
SVB Financial Group*	255	58,686
Synchrony Financial	10,263	337,242
Target Corp.	1,748	260,522
TD SYNNEX Corp.	817	77,378
Teladoc Health, Inc.*	13,084	309,437
Tesla, Inc.*	13,543	1,668,227
Tetra Tech, Inc.	1,420	206,170
Texas Instruments, Inc.	721	119,124
Textron, Inc.	4,229	299,413
Thermo Fisher Scientific, Inc.	3,476	1,914,198
Timken Co. (The)	12,729	899,558
TopBuild Corp.*	1,238	193,735
Tradeweb Markets, Inc. (Class A Stock)	476	30,907
Trane Technologies PLC	1,673	281,215
Travel + Leisure Co.	23,874	869,014
Travelers Cos., Inc. (The)	3,721	697,650
Twilio, Inc. (Class A Stock)*	1,299	63,599
Tyson Foods, Inc. (Class A Stock)	15,720	978,570
U.S. Bancorp	17,906	780,881
Uber Technologies, Inc.*	14,622	361,602
UDR, Inc., REIT	107,247	4,153,676
Ulta Beauty, Inc.*	790	370,565
Ultragenyx Pharmaceutical, Inc.*	2,079	96,320
Union Pacific Corp.	1,728	357,817
United Parcel Service, Inc. (Class B Stock)	5,399	938,562
UnitedHealth Group, Inc.	5,126	2,717,703
Valero Energy Corp.	2,385	302,561
Valvoline, Inc.	1,873	61,153
Veeva Systems, Inc. (Class A Stock)*	2,757	444,925
Ventas, Inc., REIT	79,698	3,590,395
Verizon Communications, Inc.	18,502	728,979
Vertex Pharmaceuticals, Inc.*	526	151,898
VICI Properties, Inc., REIT	222,854	7,220,470
Visa, Inc. (Class A Stock)	7,400	1,537,424
Vistra Corp.	28,042	650,574
VMware, Inc. (Class A Stock)*	1,102	135,282

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
Voya Financial, Inc.	11,007	$676,820
W.R. Berkley Corp.	2,296	166,621
W.W. Grainger, Inc.	1,309	728,131
Walmart, Inc.	6,847	970,836
Walt Disney Co. (The)*	233	20,243
Warner Bros Discovery, Inc.*	6,216	58,928
Wells Fargo & Co.	24,730	1,021,102
Welltower, Inc., REIT	28,346	1,858,080
WESCO International, Inc.*	178	22,286
West Pharmaceutical Services, Inc.	232	54,601
Whirlpool Corp.	2,303	325,782
Williams Cos., Inc. (The)	665	21,879
Workday, Inc. (Class A Stock)*	2,497	417,823
Xylem, Inc.	11,709	1,294,664
Yum! Brands, Inc.	460	58,917
Zscaler, Inc.*	1,102	123,314

		301,505,661

Zambia — 0.0%
First Quantum Minerals Ltd.	2,629	54,929

TOTAL COMMON STOCKS (cost $570,981,388)		522,974,292

EXCHANGE-TRADED FUND — 2.1%
United States
Vanguard Real Estate ETF (cost $32,907,651)	399,642	32,962,472

PREFERRED STOCKS — 0.2%
Brazil — 0.1%
Azul SA (PRFC)*	28,287	58,178
Banco Bradesco SA (PRFC)	134,113	382,556
Centrais Eletricas Brasileiras SA (PRFC B)	14,331	117,311
Cia Energetica de Minas Gerais (PRFC)	26,711	55,261
Gerdau SA (PRFC)	31,090	170,894
Gol Linhas Aereas Inteligentes SA (PRFC)*	3,510	4,674
Itau Unibanco Holding SA (PRFC)	78,165	370,201
Itausa SA (PRFC)	6	10
Petroleo Brasileiro SA (PRFC)	129,056	598,778
Petroleo Brasileiro SA (PRFC), ADR	9,048	84,056
Usinas Siderurgicas de Minas Gerais SA Usiminas (PRFC A)	49,408	66,254

		1,908,173

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA (PRFC B)	1,658	133,906

Colombia — 0.0%
Bancolombia SA (PRFC)	1,129	7,789

Germany — 0.1%
Fuchs Petrolub SE (PRFC)	479	16,743
Porsche Automobil Holding SE (PRFC)	1,212	66,098
Volkswagen AG (PRFC)	3,092	383,562

		466,403

	Shares	Value

PREFERRED STOCKS (continued)
South Korea — 0.0%
Samsung Electronics Co. Ltd. (PRFC)	233	$9,337

United States — 0.0%
Ligado Networks LLC (PRFC)	3,262	48,935

TOTAL PREFERRED STOCKS (cost $3,553,166)		2,574,543

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 2.3%
United States
ACC Auto Trust,
Series 2021-A, Class A, 144A
1.080%	04/15/27	381	376,465
Avant Loans Funding Trust,
Series 2021-REV01, Class A, 144A
1.210%	07/15/30	1,630	1,552,478
Carvana Auto Receivables Trust,
Series 2021-N02, Class B
0.750%	03/10/28	188	170,970
Series 2021-N02, Class C
1.070%	03/10/28	508	466,967
College Loan Corp. Trust,
Series 2004-01, Class A4, 3 Month LIBOR + 0.190% (Cap N/A, Floor 0.000%)
4.548%(c)	04/25/24	196	192,645
Countrywide Asset-Backed Certificates Trust,
Series 2004-06, Class 2A5, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
5.169%(c)	11/25/34	44	41,330
Drive Auto Receivables Trust,
Series 2019-01, Class D
4.090%	06/15/26	1,144	1,140,891
Series 2020-01, Class C
2.360%	03/16/26	265	264,690
Series 2020-01, Class D
2.700%	05/17/27	3,000	2,944,369
Series 2020-02, Class C
2.280%	08/17/26	369	366,438
Series 2021-01, Class C
1.020%	06/15/27	2,260	2,209,280
Exeter Automobile Receivables Trust,
Series 2020-03A, Class D
1.730%	07/15/26	490	472,074
Series 2021-01A, Class C
0.740%	01/15/26	2,020	1,976,331
Series 2021-03A, Class C
0.960%	10/15/26	1,100	1,043,424
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31	1,060	1,012,520
JPMorgan Chase Bank, NA,
Series 2021-02, Class B, 144A
0.889%	12/26/28	784	749,716
Series 2021-02, Class C, 144A
0.969%	12/26/28	349	332,802

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2021-03, Class B, 144A
0.760%	02/26/29	1,500	$1,413,587
Louisiana Local Government Environmental Facilities & Community Development Authority,
Series 2022-ELL, Class A3
4.275%	02/01/36	35	32,218
Oklahoma Development Finance Authority,
Series 2022-PSO, Class A2
4.623%	06/01/44	45	41,701
OneMain Financial Issuance Trust,
Series 2019-02A, Class A, 144A
3.140%	10/14/36	2,380	2,123,871
Santander Drive Auto Receivables Trust,
Series 2019-01, Class D
3.650%	04/15/25	404	402,915
Series 2020-02, Class D
2.220%	09/15/26	1,445	1,407,389
Series 2020-04, Class C
1.010%	01/15/26	1,028	1,018,127
Series 2021-01, Class C
0.750%	02/17/26	1,106	1,087,342
Series 2021-03, Class C
0.950%	09/15/27	1,650	1,587,043
Series 2021-04, Class C
1.260%	02/16/27	1,880	1,786,969
Santander Revolving Auto Loan Trust,
Series 2019-A, Class A, 144A
2.510%	01/26/32	1,660	1,563,910
Toyota Auto Loan Extended Note Trust,
Series 2020-01A, Class A, 144A
1.350%	05/25/33	1,310	1,198,430
Upstart Securitization Trust,
Series 2021-01, Class A, 144A
0.870%	03/20/31	34	33,424
Series 2021-02, Class A, 144A
0.910%	06/20/31	388	381,821
Series 2021-03, Class A, 144A
0.830%	07/20/31	553	541,981
Series 2021-04, Class A, 144A
0.840%	09/20/31	1,075	1,040,776
Series 2021-05, Class A, 144A
1.310%	11/20/31	619	592,692
Westlake Automobile Receivables Trust,
Series 2019-03A, Class D, 144A
2.720%	11/15/24	776	771,242
Series 2020-02A, Class C, 144A
2.010%	07/15/25	1,785	1,767,472
Series 2020-03A, Class B, 144A
0.780%	11/17/25	1,061	1,055,774
Series 2020-03A, Class C, 144A
1.240%	11/17/25	1,210	1,179,620

TOTAL ASSET-BACKED SECURITIES (cost $37,835,434)			36,341,694

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.8%
United States
BANK,
Series 2019-BN23, Class A3
2.920%	12/15/52	400	$347,091
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class AM
3.691%	05/10/58	840	770,086
Citigroup Commercial Mortgage Trust,
Series 2016-C1, Class A4
3.209%	05/10/49	460	427,755
Series 2016-GC36, Class A5
3.616%	02/10/49	370	347,700
Series 2017-P08, Class AS
3.789%(cc)	09/15/50	680	612,569
Commercial Mortgage Trust,
Series 2014-CR17, Class A5
3.977%	05/10/47	360	351,154
Series 2014-UBS06, Class A5
3.644%	12/10/47	350	336,439
Series 2016-DC02, Class A4
3.497%	02/10/49	843	798,666
Fannie Mae-Aces,
Series 2018-M08, Class A2
3.302%(cc)	06/25/28	1,272	1,208,203
FHLMC Multifamily Structured Pass-Through Certificates,
Series KSG1, Class A2
1.503%	09/25/30	700	566,217
GS Mortgage Securities Trust,
Series 2014-GC20, Class A5
3.998%	04/10/47	490	478,817
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C14, Class A4
4.133%(cc)	08/15/46	188	187,070
Series 2013-C17, Class A3
3.928%	01/15/47	298	292,202
Series 2014-C23, Class A4
3.670%	09/15/47	803	776,061
Series 2015-C30, Class A4
3.551%	07/15/48	614	585,960
Series 2015-C31, Class A3
3.801%	08/15/48	608	577,815
Series 2016-C01, Class A5
3.576%	03/17/49	490	462,971
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C04, Class A2
2.882%	12/15/49	827	755,238
Series 2017-C05, Class A5
3.694%	03/15/50	430	401,757
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C13, Class A4
4.039%	11/15/46	310	303,919
Series 2014-C14, Class AS
4.384%(cc)	02/15/47	150	146,177
Series 2015-C27, Class A4
3.753%	12/15/47	476	451,565
Morgan Stanley Capital I Trust,
Series 2015-MS01, Class A4
3.779%(cc)	05/15/48	360	344,250

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2019-L03, Class AS
3.490%	11/15/52	380	$324,239
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class AS
3.580%	02/15/48	500	471,575
WFRBS Commercial Mortgage Trust,
Series 2012-C10, Class AS
3.241%	12/15/45	116	113,784
Series 2014-C23, Class AS
4.210%(cc)	10/15/57	450	430,853

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $14,174,551)			12,870,133

CORPORATE BONDS — 7.1%
Australia — 0.0%
Rio Tinto Finance USA Ltd.,
Gtd. Notes
2.750%	11/02/51	95	63,163
Westpac Banking Corp.,
Sub. Notes
2.963%	11/16/40	40	26,512

			89,675

Brazil — 0.0%
Vale Overseas Ltd.,
Gtd. Notes
3.750%	07/08/30	15	13,104
6.875%	11/21/36	217	228,908

			242,012

Canada — 0.3%
Bank of Montreal,
Sr. Unsec’d. Notes, MTN
0.625%	07/09/24	45	42,152
2.650%	03/08/27	65	59,318
3.700%	06/07/25	240	232,859
Bank of Nova Scotia (The),
Sr. Unsec’d. Notes
0.650%	07/31/24	740	688,363
1.050%	03/02/26	320	283,411
Canadian Imperial Bank of Commerce,
Sr. Unsec’d. Notes
0.950%	06/23/23	460	451,315
2.250%	01/28/25	122	115,214
Canadian National Railway Co.,
Sr. Unsec’d. Notes
4.400%	08/05/52	75	67,287
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes
2.950%	07/15/30	17	14,314
6.500%	02/15/37	80	79,956
Enbridge, Inc.,
Gtd. Notes
0.550%	10/04/23	105	101,359
3.400%	08/01/51	75	51,427

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Canada (cont’d.)
Rogers Communications, Inc.,
Gtd. Notes, 144A
3.200%	03/15/27	210	$193,930
3.800%	03/15/32	265	228,795
4.500%	03/15/42	230	191,103
4.550%	03/15/52	80	62,598
Royal Bank of Canada,
Sr. Unsec’d. Notes, GMTN
0.750%	10/07/24	1,030	958,053
2.250%	11/01/24	57	54,346
Sr. Unsec’d. Notes, MTN
1.150%	06/10/25	70	64,009
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes, MTN
0.300%	06/02/23	370	363,086
2.650%	06/12/24	554	536,133

			4,839,028

China — 0.0%
CNOOC Finance 2013 Ltd.,
Gtd. Notes
3.000%	05/09/23	200	198,287
NXP BV/NXP Funding LLC/NXP USA, Inc.,
Gtd. Notes
2.700%	05/01/25	50	46,963

			245,250

Germany — 0.0%
Deutsche Bank AG,
Sr. Unsec’d. Notes
3.035%(ff)	05/28/32	210	159,035
Sr. Unsec’d. Notes, Series E
0.962%	11/08/23	175	168,509

			327,544

Ireland — 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
1.150%	10/29/23	150	143,987
1.650%	10/29/24	195	179,992
2.450%	10/29/26	150	131,056
3.000%	10/29/28	150	125,628

			580,663

Japan — 0.2%
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes
0.953%(ff)	07/19/25	640	595,138
5.063%(ff)	09/12/25	205	203,733
Mizuho Financial Group, Inc.,
Sr. Unsec’d. Notes
2.555%(ff)	09/13/25	1,140	1,077,401
Nomura Holdings, Inc.,
Sr. Unsec’d. Notes
2.648%	01/16/25	410	387,293

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Japan (cont’d.)
Sumitomo Mitsui Financial Group, Inc.,
Sr. Unsec’d. Notes
1.474%	07/08/25		460	$418,307
2.348%	01/15/25		435	410,820

				3,092,692

Mexico — 0.0%
Coca-Cola Femsa SAB de CV,
Gtd. Notes
2.750%	01/22/30		457	393,820
Southern Copper Corp.,
Sr. Unsec’d. Notes
3.875%	04/23/25		60	58,262

				452,082

Netherlands — 0.0%
Cooperatieve Rabobank UA,
Gtd. Notes
4.375%	08/04/25		250	243,688
Shell International Finance BV,
Gtd. Notes
2.375%	11/07/29		1	866
3.000%	11/26/51		78	53,168
6.375%	12/15/38		28	30,912

				328,634

Norway — 0.0%
Equinor ASA,
Gtd. Notes
3.700%	04/06/50		150	119,008

Portugal — 0.0%
Banco Espirito Santo SA,
Sr. Unsec’d. Notes, EMTN
2.625%	05/08/17(d)	EUR	300	44,959
4.750%	01/15/18(d)	EUR	400	59,945

				104,904

Spain — 0.1%
Banco Santander SA,
Sr. Unsec’d. Notes
0.701%(ff)	06/30/24		600	583,740
1.722%(ff)	09/14/27		200	170,739
2.746%	05/28/25		400	374,143

				1,128,622

Switzerland — 0.0%
Novartis Capital Corp.,
Gtd. Notes
2.750%	08/14/50		109	75,839

United Kingdom — 0.4%
Barclays PLC,
Sr. Unsec’d. Notes
5.304%(ff)	08/09/26		445	441,472
BAT Capital Corp.,
Gtd. Notes
2.259%	03/25/28		180	149,812
2.726%	03/25/31		235	183,274

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United Kingdom (cont’d.)
3.734%	09/25/40	75	$50,968
4.540%	08/15/47	40	28,432
4.742%	03/16/32	500	443,980
4.758%	09/06/49	135	98,036
4.906%	04/02/30	270	247,461
7.750%	10/19/32	240	258,247
Diageo Capital PLC,
Gtd. Notes
2.000%	04/29/30	245	201,398
5.500%	01/24/33	280	292,438
HSBC Holdings PLC,
Sr. Unsec’d. Notes
0.976%(ff)	05/24/25	720	667,562
2.999%(ff)	03/10/26	340	319,034
4.180%(ff)	12/09/25	690	669,762
Sub. Notes
4.762%(ff)	03/29/33	600	518,013
8.113%(ff)	11/03/33	200	211,946
Lloyds Banking Group PLC,
Sr. Unsec’d. Notes
0.695%(ff)	05/11/24	545	534,141
Reynolds American, Inc.,
Gtd. Notes
5.850%	08/15/45	230	196,353
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes
3.823%(ff)	11/03/28	225	199,570

			5,711,899

United States — 6.0%
3M Co.,
Sr. Unsec’d. Notes
2.650%	04/15/25	300	286,594
Abbott Laboratories,
Sr. Unsec’d. Notes
4.900%	11/30/46	280	273,968
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39	80	68,514
4.250%	11/21/49	205	172,316
4.400%	11/06/42	55	47,760
4.700%	05/14/45	60	53,597
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
2.500%	09/15/50	50	30,864
Adobe, Inc.,
Sr. Unsec’d. Notes
1.900%	02/01/25	245	231,455
2.150%	02/01/27	680	619,598
Aflac, Inc.,
Sr. Unsec’d. Notes
4.750%	01/15/49	25	22,312
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
2.300%	03/12/31	980	793,003

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Air Lease Corp.,
Sr. Unsec’d. Notes
3.375%	07/01/25	65	$61,300
Sr. Unsec’d. Notes, MTN
2.875%	01/15/26	50	46,296
Air Products & Chemicals, Inc.,
Sr. Unsec’d. Notes
2.700%	05/15/40	60	44,924
Allegion PLC,
Gtd. Notes
3.500%	10/01/29	35	30,143
Allina Health System,
Sec’d. Notes, Series 2021
2.902%	11/15/51	90	58,494
Alphabet, Inc.,
Sr. Unsec’d. Notes
2.250%	08/15/60	115	65,360
Altria Group, Inc.,
Gtd. Notes
2.450%	02/04/32	520	392,163
3.700%	02/04/51	100	63,167
4.000%	02/04/61	115	74,950
4.450%	05/06/50	95	67,295
4.800%	02/14/29	1,430	1,371,089
5.375%	01/31/44	50	44,240
5.800%	02/14/39	220	201,767
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.875%	05/12/41	180	134,421
3.100%	05/12/51	110	78,824
3.250%	05/12/61	190	132,132
Ameren Corp.,
Sr. Unsec’d. Notes
2.500%	09/15/24	380	363,072
Ameren Illinois Co.,
First Mortgage
2.900%	06/15/51	110	73,555
American Electric Power Co., Inc.,
Jr. Sub. Notes
2.031%	03/15/24	225	216,626
American Express Co.,
Sr. Unsec’d. Notes
3.950%	08/01/25	190	186,200
4.050%	05/03/29	114	108,886
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
1.200%	07/08/25	240	219,514
1.300%	09/09/26	55	48,582
American Tower Corp.,
Sr. Unsec’d. Notes
1.300%	09/15/25	175	157,966
2.950%	01/15/51	141	87,147
4.400%	02/15/26	130	126,778
American Water Capital Corp.,
Sr. Unsec’d. Notes
2.300%	06/01/31	115	94,478
2.800%	05/01/30	65	56,219

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
3.000%	04/02/25	440	$421,543
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
2.700%	03/15/31	152	126,096
3.450%	12/15/27	355	331,644
Amgen, Inc.,
Sr. Unsec’d. Notes
4.400%	02/22/62	230	184,510
Analog Devices, Inc.,
Sr. Unsec’d. Notes
1.700%	10/01/28	115	97,436
2.800%	10/01/41	80	58,862
2.950%	04/01/25	55	52,823
2.950%	10/01/51	60	40,580
Aon Corp.,
Gtd. Notes
2.800%	05/15/30	190	162,227
Appalachian Power Co.,
Sr. Unsec’d. Notes, Series Y
4.500%	03/01/49	100	82,790
Sr. Unsec’d. Notes, Series Z
3.700%	05/01/50	135	99,036
Apple, Inc.,
Sr. Unsec’d. Notes
1.400%	08/05/28	160	135,573
1.800%	09/11/24	310	295,238
2.550%	08/20/60	40	24,481
2.700%	08/05/51	430	287,160
3.000%	02/09/24	235	230,424
3.950%	08/08/52	155	132,359
4.100%	08/08/62	270	227,949
Ares Capital Corp.,
Sr. Unsec’d. Notes
2.150%	07/15/26	217	184,048
2.875%	06/15/28	160	128,524
Arizona Public Service Co.,
Sr. Unsec’d. Notes
3.350%	05/15/50	30	19,905
3.500%	12/01/49	40	27,310
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
2.950%	02/15/32	38	29,937
Arthur J Gallagher & Co.,
Sr. Unsec’d. Notes
3.500%	05/20/51	140	98,057
AT&T, Inc.,
Sr. Unsec’d. Notes
1.700%	03/25/26	475	428,722
2.300%	06/01/27	410	365,365
3.550%	09/15/55	45	30,394
3.800%	12/01/57	316	219,016
4.850%	03/01/39	396	354,480
Athene Holding Ltd.,
Sr. Unsec’d. Notes
3.450%	05/15/52	35	21,455

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Atmos Energy Corp.,
Sr. Unsec’d. Notes
1.500%	01/15/31	270	$210,309
5.750%	10/15/52	60	63,070
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.800%	06/01/29	100	90,849
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes
4.080%	12/15/47	260	204,046
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
4.550%	06/01/52	50	44,720
Bank of America Corp.,
Sr. Unsec’d. Notes
1.734%(ff)	07/22/27	585	512,772
2.572%(ff)	10/20/32	250	196,114
4.827%(ff)	07/22/26	380	375,740
6.204%(ff)	11/10/28	320	329,419
Sr. Unsec’d. Notes, MTN
0.810%(ff)	10/24/24	675	646,891
0.981%(ff)	09/25/25	270	249,052
1.319%(ff)	06/19/26	970	873,748
2.496%(ff)	02/13/31	265	215,288
3.864%(ff)	07/23/24	163	161,555
4.244%(ff)	04/24/38	340	290,824
Sub. Notes
6.110%	01/29/37	150	152,710
Sub. Notes, MTN
4.200%	08/26/24	250	246,138
Banner Health,
Unsec’d. Notes, Series 2020
3.181%	01/01/50	26	18,092
Barings BDC, Inc.,
Sr. Unsec’d. Notes
3.300%	11/23/26	115	97,049
Baylor Scott & White Holdings,
Unsec’d. Notes, Series 2021
2.839%	11/15/50	29	19,135
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
4.298%	08/22/32	75	70,265
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.150%	11/15/43	200	190,735
6.125%	04/01/36	195	204,857
Sr. Unsec’d. Notes, 144A
4.600%	05/01/53	5	4,397
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.850%	10/15/50	40	26,908
3.850%	03/15/52	60	48,425
4.200%	08/15/48	50	44,159
Beth Israel Lahey Health, Inc.,
Sec’d. Notes, Series L
3.080%	07/01/51	66	40,583

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Black Hills Corp.,
Sr. Unsec’d. Notes
1.037%	08/23/24	75	$70,002
Block Financial LLC,
Gtd. Notes
2.500%	07/15/28	217	184,147
Boeing Co. (The),
Sr. Unsec’d. Notes
5.150%	05/01/30	215	209,683
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
4.625%	04/13/30	100	96,762
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40	170	116,689
2.550%	11/13/50	180	113,686
3.900%	03/15/62	20	15,619
Broadcom, Inc.,
Gtd. Notes
3.150%	11/15/25	47	44,565
Gtd. Notes, 144A
3.500%	02/15/41	620	443,867
3.750%	02/15/51	350	244,168
Sr. Unsec’d. Notes, 144A
3.419%	04/15/33	483	387,695
4.000%	04/15/29	645	586,964
Brown & Brown, Inc.,
Sr. Unsec’d. Notes
4.200%	03/17/32	305	264,276
4.950%	03/17/52	214	174,886
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.050%	02/15/51	60	41,690
4.375%	09/01/42	250	221,826
5.400%	06/01/41	30	30,230
Camden Property Trust,
Sr. Unsec’d. Notes
2.800%	05/15/30	70	60,280
Carlisle Cos., Inc.,
Sr. Unsec’d. Notes
2.750%	03/01/30	349	290,393
CBRE Services, Inc.,
Gtd. Notes
4.875%	03/01/26	260	257,298
CenterPoint Energy Houston Electric LLC,
First Mortgage, Series AH
3.600%	03/01/52	30	23,162
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
2.950%	03/01/30	200	171,922
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43	280	238,976
5.375%	03/15/44	135	121,126
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
2.450%	03/03/27	140	127,955

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
3.700%	11/15/29	697	$631,870
5.125%	06/30/27	930	920,378
Chevron Corp.,
Sr. Unsec’d. Notes
1.554%	05/11/25	130	120,963
2.236%	05/11/30	40	34,246
Choice Hotels International, Inc.,
Sr. Unsec’d. Notes
3.700%	12/01/29	420	365,335
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23	303	300,768
Sr. Unsec’d. Notes
3.400%	03/15/51	265	189,347
Citigroup, Inc.,
Sr. Unsec’d. Notes
0.776%(ff)	10/30/24	1,635	1,568,750
1.678%(ff)	05/15/24	190	187,305
3.106%(ff)	04/08/26	1,075	1,016,778
CME Group, Inc.,
Sr. Unsec’d. Notes
2.650%	03/15/32	130	109,019
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
3.000%	03/05/51	35	25,592
Colgate-Palmolive Co.,
Sr. Unsec’d. Notes
3.250%	08/15/32	35	31,668
Comcast Corp.,
Gtd. Notes
2.887%	11/01/51	185	119,726
2.987%	11/01/63	33	20,093
3.700%	04/15/24	590	580,970
CommonSpirit Health,
Sr. Sec’d. Notes
3.910%	10/01/50	93	68,773
Commonwealth Edison Co.,
First Mortgage
3.000%	03/01/50	150	103,416
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
5.300%	11/01/38	155	146,616
Connecticut Light & Power Co. (The),
First Ref. Mortgage
4.000%	04/01/48	79	65,996
ConocoPhillips Co.,
Gtd. Notes
3.758%	03/15/42	455	380,870
3.800%	03/15/52	50	39,685
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series A
4.125%	05/15/49	55	44,762
4.200%	03/15/42	150	125,558

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.875%	05/01/30	40	$33,998
3.750%	05/01/50	90	67,629
4.750%	05/09/32	135	129,387
Constellation Energy Generation LLC,
Sr. Unsec’d. Notes
5.750%	10/01/41	50	48,121
Consumers Energy Co.,
First Mortgage
2.650%	08/15/52	50	31,532
4.200%	09/01/52	55	47,251
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
1.750%	04/20/32	67	52,959
Crown Castle, Inc.,
Sr. Unsec’d. Notes
2.900%	04/01/41	580	397,821
CVS Health Corp.,
Sr. Unsec’d. Notes
4.250%	04/01/50	250	200,729
4.780%	03/25/38	110	100,790
5.125%	07/20/45	35	31,891
DCP Midstream Operating LP,
Gtd. Notes
3.250%	02/15/32	57	46,938
Deere & Co.,
Sr. Unsec’d. Notes
2.750%	04/15/25	40	38,427
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/30	171	159,551
5.000%	06/15/45	85	73,156
5.600%	07/15/41	685	639,979
7.875%	09/30/31	112	127,047
7.950%	04/15/32	9	10,274
DH Europe Finance II Sarl,
Gtd. Notes
3.400%	11/15/49	100	75,964
Diamondback Energy, Inc.,
Gtd. Notes
6.250%	03/15/33	45	45,702
Dollar General Corp.,
Sr. Unsec’d. Notes
4.250%	09/20/24	35	34,545
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series A
4.600%	03/15/49	50	42,561
Sr. Unsec’d. Notes, Series C
3.375%	04/01/30	160	140,965
4.050%	09/15/42	200	156,849
DTE Energy Co.,
Sr. Unsec’d. Notes
2.950%	03/01/30	200	170,030
Duke Energy Carolinas LLC,
First Mortgage
2.850%	03/15/32	70	59,140

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
3.450%	04/15/51	40	$29,469
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.750%	09/01/46	45	33,530
Duke Energy Florida LLC,
First Mortgage
1.750%	06/15/30	95	75,695
3.800%	07/15/28	600	569,717
3.850%	11/15/42	400	321,652
Duke Energy Progress LLC,
First Mortgage
4.000%	04/01/52	5	4,029
Eagle Materials, Inc.,
Sr. Unsec’d. Notes
2.500%	07/01/31	280	218,973
EI du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
2.300%	07/15/30	205	171,616
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
2.950%	02/15/51	150	97,548
Energy Transfer LP,
Sr. Unsec’d. Notes
5.000%	05/15/50	300	242,194
5.750%	02/15/33	215	210,893
Enstar Group Ltd.,
Sr. Unsec’d. Notes
3.100%	09/01/31	210	153,210
Entergy Louisiana LLC,
First Mortgage
2.900%	03/15/51	95	61,651
Entergy Texas, Inc.,
First Mortgage
3.550%	09/30/49	40	28,920
5.000%	09/15/52	100	91,841
EQT Corp.,
Sr. Unsec’d. Notes
7.000%	02/01/30	380	393,639
Equifax, Inc.,
Sr. Unsec’d. Notes
3.950%	06/15/23	1,000	993,954
Equinix, Inc.,
Sr. Unsec’d. Notes
3.000%	07/15/50	29	18,374
Estee Lauder Cos., Inc. (The),
Sr. Unsec’d. Notes
3.125%	12/01/49	90	64,987
Evergy Kansas Central, Inc.,
First Mortgage
3.450%	04/15/50	90	65,399
Eversource Energy,
Sr. Unsec’d. Notes
4.200%	06/27/24	285	281,696
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.992%	03/19/25	535	515,722
3.452%	04/15/51	220	166,757

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
FactSet Research Systems, Inc.,
Sr. Unsec’d. Notes
2.900%	03/01/27	425	$386,977
3.450%	03/01/32	300	252,613
First Republic Bank,
Sr. Unsec’d. Notes
1.912%(ff)	02/12/24	910	906,020
Flex Ltd.,
Sr. Unsec’d. Notes
3.750%	02/01/26	5	4,704
4.875%	06/15/29	265	249,514
Florida Power & Light Co.,
First Mortgage
2.450%	02/03/32	60	50,158
2.875%	12/04/51	30	20,429
3.990%	03/01/49	131	110,561
Ford Foundation (The),
Unsec’d. Notes, Series 2020
2.815%	06/01/70	5	2,960
Fred Hutchinson Cancer Center,
Sr. Unsec’d. Notes, Series 2022
4.966%	01/01/52	59	55,087
Freeport-McMoRan, Inc.,
Gtd. Notes
4.550%	11/14/24	87	85,886
FS KKR Capital Corp.,
Sr. Unsec’d. Notes
2.625%	01/15/27	422	352,751
General Dynamics Corp.,
Gtd. Notes
2.250%	06/01/31	330	276,059
3.250%	04/01/25	75	72,718
General Mills, Inc.,
Sr. Unsec’d. Notes
2.875%	04/15/30	310	268,608
5.241%	11/18/25	385	386,191
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
1.700%	08/18/23	355	346,864
4.150%	06/19/23	285	283,539
Genuine Parts Co.,
Sr. Unsec’d. Notes
1.750%	02/01/25	425	397,221
1.875%	11/01/30	371	284,857
Georgetown University (The),
Sr. Unsec’d. Notes, Series 20A
2.943%	04/01/50	9	5,777
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.250%	06/01/25	295	290,458
5.750%	06/01/28	600	590,833
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.102%(ff)	02/24/33	550	448,492
4.017%(ff)	10/31/38	610	500,301
4.411%(ff)	04/23/39	205	176,763
4.482%(ff)	08/23/28	930	889,558

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
5.700%	11/01/24	400	$404,545
Hackensack Meridian Health, Inc.,
Sec’d. Notes, Series 2020
2.675%	09/01/41	20	13,797
2.875%	09/01/50	1	637
Hershey Co. (The),
Sr. Unsec’d. Notes
2.650%	06/01/50	50	32,789
Hess Corp.,
Sr. Unsec’d. Notes
5.600%	02/15/41	60	56,812
Hoag Memorial Hospital Presbyterian,
Unsec’d. Notes
3.803%	07/15/52	28	21,978
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.125%	12/15/49	3	2,143
4.000%	09/15/25	95	93,807
4.950%	09/15/52	85	82,128
5.875%	12/16/36	117	125,189
HSBC USA, Inc.,
Sr. Unsec’d. Notes
3.750%	05/24/24	200	196,284
Humana, Inc.,
Sr. Unsec’d. Notes
5.750%	03/01/28	90	91,972
Huntington National Bank (The),
Sr. Unsec’d. Notes
5.650%	01/10/30	695	697,859
Huntsman International LLC,
Sr. Unsec’d. Notes
4.500%	05/01/29	30	26,957
IDEX Corp.,
Sr. Unsec’d. Notes
2.625%	06/15/31	965	801,304
3.000%	05/01/30	460	395,820
Inova Health System Foundation,
Unsec’d. Notes
4.068%	05/15/52	7	5,793
Intel Corp.,
Sr. Unsec’d. Notes
2.875%	05/11/24	300	292,140
International Business Machines Corp.,
Sr. Unsec’d. Notes
3.430%	02/09/52	500	352,944
4.000%	07/27/25	935	918,769
4.150%	05/15/39	300	258,295
4.400%	07/27/32	770	733,543
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.375%	03/01/41	110	77,533
Intuit, Inc.,
Sr. Unsec’d. Notes
1.650%	07/15/30	31	24,915
Jabil, Inc.,
Sr. Unsec’d. Notes
1.700%	04/15/26	385	340,625

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
3.400%	06/06/25		275	$267,102
Johnson & Johnson,
Sr. Unsec’d. Notes
3.625%	03/03/37		320	284,783
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.005%(ff)	03/13/26	1,472		1,362,368
2.083%(ff)	04/22/26		738	684,810
4.023%(ff)	12/05/24		440	433,568
4.032%(ff)	07/24/48		25	19,843
4.851%(ff)	07/25/28		470	458,852
Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021
2.810%	06/01/41		23	16,675
3.002%	06/01/51		60	40,802
Kentucky Utilities Co.,
First Mortgage
3.300%	06/01/50		55	38,902
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.950%	04/15/29		497	461,757
4.050%	04/15/32		230	209,284
4.500%	04/15/52		205	171,782
KeyBank NA,
Sr. Unsec’d. Notes
1.250%	03/10/23		425	422,185
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
4.600%	04/06/27		375	367,001
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
2.875%	02/07/50		64	44,165
Kinder Morgan, Inc.,
Gtd. Notes
4.800%	02/01/33		165	153,023
5.550%	06/01/45		155	142,023
Kraft Heinz Foods Co.,
Gtd. Notes
3.875%	05/15/27		170	162,425
4.875%	10/01/49		150	130,900
Kyndryl Holdings, Inc.,
Sr. Unsec’d. Notes
4.100%	10/15/41		15	8,861
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, EMTN
0.000%	02/05/14(d)	EUR	900	4,335
4.750%	01/16/14(d)	EUR	415	1,999
5.375%	10/17/12(d)	EUR	50	241
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
1.850%	06/15/30		45	36,882
3.900%	06/15/32		360	338,112
4.150%	06/15/53		160	136,014
5.700%	11/15/54		345	365,868
5.900%	11/15/63		40	43,205

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.350%	04/01/27	90	$84,549
4.000%	04/15/25	70	68,621
4.250%	04/01/52	44	35,238
5.625%	04/15/53	26	25,058
5.800%	09/15/62	105	101,246
Marathon Oil Corp.,
Sr. Unsec’d. Notes
6.600%	10/01/37	35	34,876
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.500%	04/01/48	32	25,437
5.000%	09/15/54	63	53,008
Marriott International, Inc.,
Sr. Unsec’d. Notes
5.000%	10/15/27	70	69,142
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.900%	12/15/51	650	418,390
4.200%	03/01/48	515	425,715
4.350%	01/30/47	295	248,207
4.750%	03/15/39	445	409,620
Masco Corp.,
Sr. Unsec’d. Notes
2.000%	10/01/30	45	34,925
Massachusetts Institute of Technology,
Unsec’d. Notes
3.067%	04/01/52	111	81,988
Mastercard, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26	920	868,095
2.950%	03/15/51	220	156,403
3.650%	06/01/49	438	356,921
3.850%	03/26/50	65	54,510
McDonald’s Corp.,
Sr. Unsec’d. Notes
5.150%	09/09/52	150	144,786
McKesson Corp.,
Sr. Unsec’d. Notes
0.900%	12/03/25	50	44,479
Memorial Sloan-Kettering Cancer Center,
Unsec’d. Notes, Series 2020
2.955%	01/01/50	11	7,320
Merck & Co., Inc.,
Sr. Unsec’d. Notes
0.750%	02/24/26	1,230	1,090,114
4.000%	03/07/49	110	94,261
Meta Platforms, Inc.,
Sr. Unsec’d. Notes
3.850%	08/15/32	80	70,395
4.450%	08/15/52	95	75,492
Methodist Hospital (The),
Unsec’d. Notes, Series 20A
2.705%	12/01/50	24	14,978

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
MetLife, Inc.,
Sr. Unsec’d. Notes
4.050%	03/01/45	60	$50,058
5.000%	07/15/52	50	47,978
Micron Technology, Inc.,
Sr. Unsec’d. Notes
6.750%	11/01/29	65	66,138
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50	135	89,965
3.450%	08/08/36	195	173,048
Mid-America Apartments LP,
Sr. Unsec’d. Notes
1.100%	09/15/26	30	25,953
Mississippi Power Co.,
Sr. Unsec’d. Notes, Series 12-A
4.250%	03/15/42	220	178,851
Momentive Performance Materials, Inc.,
Sr. Sec’d. Notes
8.875%	10/15/20^(d)	566	1
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.500%	05/04/25	255	236,355
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
4.431%(ff)	01/23/30	145	135,368
Sr. Unsec’d. Notes, MTN
2.188%(ff)	04/28/26	590	547,521
2.802%(ff)	01/25/52	195	121,099
3.971%(ff)	07/22/38	80	67,174
4.300%	01/27/45	330	280,545
Sub. Notes, MTN
4.100%	05/22/23	1,540	1,534,454
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
4.600%	02/23/28	3	2,908
5.500%	09/01/44	510	461,542
5.600%	06/01/32	600	585,420
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38	40	33,619
4.700%	04/15/48	200	159,556
4.875%	12/01/24	66	65,409
4.950%	03/14/52	950	780,108
5.200%	03/01/47	20	17,002
5.500%	02/15/49	655	579,389
Nasdaq, Inc.,
Sr. Unsec’d. Notes
3.250%	04/28/50	17	11,470
3.850%	06/30/26	32	30,887
National Fuel Gas Co.,
Sr. Unsec’d. Notes
2.950%	03/01/31	120	94,166
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
3.700%	03/15/29	50	46,006

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sec’d. Notes
4.150%	12/15/32	70	$64,680
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.250%	06/01/30	65	53,500
5.000%	07/15/32	200	196,827
NiSource, Inc.,
Sr. Unsec’d. Notes
5.000%	06/15/52	40	36,495
Northern States Power Co.,
First Mortgage
2.600%	06/01/51	30	19,219
3.200%	04/01/52	25	17,916
3.600%	09/15/47	141	109,095
4.500%	06/01/52	30	27,259
Northwestern University,
Unsec’d. Notes, Series 2020
2.640%	12/01/50	62	40,706
NOV, Inc.,
Sr. Unsec’d. Notes
3.950%	12/01/42	20	13,938
NSTAR Electric Co.,
Sr. Unsec’d. Notes
3.100%	06/01/51	40	27,744
Nucor Corp.,
Sr. Unsec’d. Notes
3.125%	04/01/32	80	67,973
NVR, Inc.,
Sr. Unsec’d. Notes
3.000%	05/15/30	855	717,441
Oncor Electric Delivery Co. LLC,
First Mortgage
2.700%	11/15/51	30	19,692
Sr. Sec’d. Notes
2.950%	04/01/25	610	585,432
Sr. Sec’d. Notes, 144A
4.600%	06/01/52	10	9,208
4.950%	09/15/52	50	48,633
ONE Gas, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/32	120	113,122
ONEOK Partners LP,
Gtd. Notes
6.125%	02/01/41	115	109,149
ONEOK, Inc.,
Gtd. Notes
2.750%	09/01/24	545	522,090
6.100%	11/15/32	215	215,782
6.350%	01/15/31	425	433,105
7.150%	01/15/51	120	122,367
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	04/01/25	545	513,887
2.875%	03/25/31	120	99,556
3.850%	04/01/60	245	163,912
3.950%	03/25/51	240	172,918

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
2.293%	04/05/27	20	$17,958
3.112%	02/15/40	30	22,112
3.362%	02/15/50	15	10,516
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
0.800%	06/08/23	45	44,213
Pacific Gas & Electric Co.,
First Mortgage
2.500%	02/01/31	80	62,199
3.150%	01/01/26	60	55,789
3.300%	08/01/40	125	84,770
3.500%	08/01/50	80	50,354
4.500%	07/01/40	60	46,967
4.950%	07/01/50	10	7,835
PacifiCorp,
First Mortgage
2.900%	06/15/52	20	13,163
5.350%	12/01/53	35	35,012
Packaging Corp. of America,
Sr. Unsec’d. Notes
3.050%	10/01/51	80	51,372
PECO Energy Co.,
First Mortgage
4.600%	05/15/52	300	271,274
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.875%	10/15/49	207	148,992
4.000%	03/05/42	50	43,855
4.000%	05/02/47	273	238,468
Pfizer, Inc.,
Sr. Unsec’d. Notes
7.200%	03/15/39	26	31,536
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.100%	05/01/30	350	283,383
3.875%	08/21/42	250	190,173
4.250%	11/10/44	455	366,576
5.750%	11/17/32	175	178,996
6.375%	05/16/38	690	731,698
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
5.050%	05/15/52	10	9,071
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
2.150%	01/15/31	55	43,621
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.900%	02/15/45	70	54,633
President & Fellows of Harvard College,
Unsec’d. Notes
2.517%	10/15/50	14	9,128
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
2.800%	03/25/27	180	168,862

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Progressive Corp. (The),
Sr. Unsec’d. Notes
4.125%	04/15/47	107	$90,089
Providence St. Joseph Health Obligated Group,
Sr. Unsec’d. Notes, Series 21A
2.700%	10/01/51	53	31,056
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.050%	08/01/50	150	83,821
Public Storage,
Sr. Unsec’d. Notes
1.850%	05/01/28	855	734,373
1.950%	11/09/28	485	413,157
3.385%	05/01/29	500	456,967
Puget Sound Energy, Inc.,
First Mortgage
4.223%	06/15/48	25	20,470
Quanta Services, Inc.,
Sr. Unsec’d. Notes
0.950%	10/01/24	825	759,299
2.350%	01/15/32	35	26,603
2.900%	10/01/30	349	287,350
3.050%	10/01/41	370	242,357
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
3.650%	08/16/23	43	42,613
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
1.750%	09/15/30	500	387,117
2.800%	09/15/50	400	249,316
Reliance Steel & Aluminum Co.,
Sr. Unsec’d. Notes
2.150%	08/15/30	1,360	1,074,418
Rockefeller Foundation (The),
Unsec’d. Notes, Series 2020
2.492%	10/01/50	21	13,313
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/24	385	367,303
S&P Global, Inc.,
Gtd. Notes
2.300%	08/15/60	359	197,574
Sr. Unsec’d. Notes, 144A
2.450%	03/01/27	20	18,270
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30	29	22,097
Simon Property Group LP,
Sr. Unsec’d. Notes
1.375%	01/15/27	40	34,964
Southern California Edison Co.,
First Mortgage
2.250%	06/01/30	370	305,266
3.650%	02/01/50	85	62,478
First Ref. Mortgage, Series C
4.125%	03/01/48	40	31,956

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Southern California Gas Co.,
First Mortgage
6.350%	11/15/52	30	$33,050
Southern Co. Gas Capital Corp.,
Gtd. Notes, Series 21A
3.150%	09/30/51	60	38,718
Southern Power Co.,
Sr. Unsec’d. Notes
0.900%	01/15/26	302	265,464
5.150%	09/15/41	100	90,245
Southwest Gas Corp.,
Sr. Unsec’d. Notes
4.050%	03/15/32	30	26,308
Sutter Health,
Unsec’d. Notes, Series 20A
3.361%	08/15/50	14	9,744
Targa Resources Corp.,
Gtd. Notes
4.950%	04/15/52	60	47,696
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.000%	01/15/32	875	735,581
4.875%	02/01/31	295	266,548
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
1.750%	05/04/30	125	102,888
2.700%	09/15/51	230	159,575
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42	100	73,501
6.550%	05/01/37	117	110,951
T-Mobile USA, Inc.,
Gtd. Notes
3.600%	11/15/60	240	157,892
4.500%	04/15/50	135	111,469
5.650%	01/15/53	255	248,030
5.800%	09/15/62	300	292,278
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.125%	06/18/26	590	522,035
3.650%	08/18/25	15	14,590
Trane Technologies Luxembourg Finance SA,
Gtd. Notes
4.500%	03/21/49	40	32,241
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.950%	05/15/50	5	3,828
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.200%	08/05/25	970	887,209
Tucson Electric Power Co.,
Sr. Unsec’d. Notes
1.500%	08/01/30	50	38,342
3.250%	05/01/51	15	9,966
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
5.100%	09/28/48	30	27,831

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
U.S. Bank NA,
Sr. Unsec’d. Notes
3.400%	07/24/23	385	$381,744
UMass Memorial Health Care Obligated Group,
Unsec’d. Notes
5.363%	07/01/52	17	15,710
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.973%	09/16/62	135	86,397
3.250%	02/05/50	40	29,253
3.750%	02/05/70	15	10,925
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
5.300%	04/01/50	115	119,886
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30	275	227,602
2.375%	08/15/24	160	154,022
3.125%	05/15/60	600	406,864
3.250%	05/15/51	35	25,226
4.250%	03/15/43	100	88,629
5.875%	02/15/53	120	130,289
6.050%	02/15/63	235	258,770
University of Chicago (The),
Unsec’d. Notes, Series 20B
2.761%	04/01/45	47	35,487
Unsec’d. Notes, Series C
2.547%	04/01/50	43	28,782
University of Southern California,
Sr. Unsec’d. Notes, Series 21A
2.945%	10/01/51	70	47,302
VeriSign, Inc.,
Sr. Unsec’d. Notes
2.700%	06/15/31	635	519,496
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes
5.500%	06/15/45	30	28,118
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.550%	03/21/31	315	259,244
2.875%	11/20/50	30	18,921
2.987%	10/30/56	80	49,096
3.000%	11/20/60	270	161,751
4.125%	08/15/46	210	168,913
4.522%	09/15/48	25	21,388
Viatris, Inc.,
Gtd. Notes
1.650%	06/22/25	45	40,767
4.000%	06/22/50	60	37,167
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.950%	11/15/51	40	26,507
Visa, Inc.,
Sr. Unsec’d. Notes
3.650%	09/15/47	170	140,365

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
WakeMed,
Unsec’d. Notes, Series A
3.286%	10/01/52	31	$20,556
Washington Gas Light Co.,
Sr. Unsec’d. Notes, MTN
3.650%	09/15/49	10	7,313
Waste Connections, Inc.,
Sr. Unsec’d. Notes
2.600%	02/01/30	81	69,075
WEC Energy Group, Inc.,
Sr. Unsec’d. Notes
0.550%	09/15/23	490	474,255
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
4.540%(ff)	08/15/26	1,500	1,471,297
4.808%(ff)	07/25/28	375	365,561
4.897%(ff)	07/25/33	1,200	1,136,412
5.013%(ff)	04/04/51	170	151,218
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
4.000%	04/15/30	90	82,117
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	10/15/51	255	174,569
5.100%	09/15/45	212	185,433
8.750%	03/15/32	150	178,121
Willis North America, Inc.,
Gtd. Notes
2.950%	09/15/29	185	155,579
3.875%	09/15/49	100	71,131
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
1.700%	06/15/28	10	8,514
4.750%	09/30/32	25	24,565
Wisconsin Power & Light Co.,
Sr. Unsec’d. Notes
3.950%	09/01/32	130	119,113
Wisconsin Public Service Corp.,
Sr. Unsec’d. Notes
3.300%	09/01/49	35	24,585
Yale University,
Unsec’d. Notes, Series 2020
2.402%	04/15/50	67	43,194
Zoetis, Inc.,
Sr. Unsec’d. Notes
4.700%	02/01/43	67	60,635

			95,704,667

TOTAL CORPORATE BONDS (cost $128,339,864)			113,042,519

MUNICIPAL BONDS — 0.1%
California — 0.1%
Bay Area Toll Authority,
Taxable, Revenue Bonds, Series F
3.126%	04/01/55	40	26,721

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (cont’d.)
California State University,
Taxable, Revenue Bonds, Series E
2.897%	11/01/51	65	$44,796
Los Angeles Unified School District,
General Obligation Unlimited, Taxable, BABs
5.750%	07/01/34	150	156,435
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, BABs, Series H
6.548%	05/15/48	100	113,810
Taxable, Revenue Bonds, Series N
3.256%	05/15/60	5	3,233
San Francisco Public Utilities Commission Water Revenue,
Taxable, Revenue Bonds, Series A
3.303%	11/01/39	20	15,747
State of California,
General Obligation Unlimited, Taxable, BABs
7.550%	04/01/39	135	170,548

			531,290

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds, Series A
4.814%	10/01/2114	25	21,630

Florida — 0.0%
State Board of Administration Finance Corp.,
Taxable, Revenue Bonds, Series A
2.154%	07/01/30	34	27,778

Illinois — 0.0%
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue,
Revenue Bonds, Series B
6.899%	12/01/40	100	110,606
Sales Tax Securitization Corp.,
Taxable, Revenue Bonds, Series B
3.238%	01/01/42	55	40,815
State of Illinois,
General Obligation Unlimited, BABs
7.350%	07/01/35	56	58,270

			209,691

Maryland — 0.0%
Maryland Health & Higher Educational Facilities Authority,
Taxable, Revenue Bonds, Series D
3.052%	07/01/40	35	24,708
3.197%	07/01/50	20	13,290

			37,998

Massachusetts — 0.0%
Commonwealth of Massachusetts,
General Obligation Limited, Taxable, Series H
2.900%	09/01/49	30	20,221

Michigan — 0.0%
University of Michigan,
Taxable, Revenue Bonds, Series A
4.454%	04/01/2122	30	24,379

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New Jersey — 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	100	$123,672

New York — 0.0%
Metropolitan Transportation Authority,
Taxable, Revenue Bonds, BABs, Series E
6.814%	11/15/40	40	43,241
New York City Municipal Water Finance Authority,
Revenue Bonds, BABs
5.724%	06/15/42	100	107,334
5.952%	06/15/42	80	88,114
New York State Dormitory Authority,
Taxable, Revenue Bonds, Series B
3.142%	07/01/43	70	54,400
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174
4.458%	10/01/62	110	95,971

			389,060

North Carolina — 0.0%
Charlotte-Mecklenburg Hospital Authority (The),
Taxable, Revenue Bonds, Series 21-A
3.204%	01/15/51	95	65,512

Ohio — 0.0%
American Municipal Power, Inc.,
Taxable, Revenue Bonds, BABs, Series B
7.834%	02/15/41	100	120,465

Texas — 0.0%
Board of Regents of the University of Texas System,
Taxable, Revenue Bonds, Series B
2.439%	08/15/49	90	56,794
Dallas Area Rapid Transit,
Taxable, Revenue Bonds, Series A
2.613%	12/01/48	60	39,019
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds
2.843%	11/01/46	110	78,111
Texas Transportation Commission,
General Obligation Unlimited, Taxable
2.472%	10/01/44	125	85,903
Texas Transportation Commission State Highway Fund,
Taxable, Revenue Bonds
4.000%	10/01/33	170	155,914

			415,741

TOTAL MUNICIPAL BONDS (cost $2,523,136)			1,987,437

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.3%
United States
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC02, Class 2A
5.000%	05/25/34	26	22,067
Citigroup Mortgage Loan Trust,
Series 2014-A, Class A, 144A
4.000%(cc)	01/25/35	16	14,522

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Connecticut Avenue Securities Trust,
Series 2019-R02, Class 1M2, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
6.689%(c)	08/25/31	266	$265,953
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)
6.539%(c)	09/25/31	55	54,798
Series 2021-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 0.000%)
5.478%(c)	10/25/41	1,185	1,154,850
Series 2021-R03, Class 1M1, 144A, 30 Day Average SOFR + 0.850% (Cap N/A, Floor 0.000%)
4.778%(c)	12/25/41	593	581,857
Series 2022-R01, Class 1M1, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 0.000%)
4.928%(c)	12/25/41	2,097	2,069,765
Series 2022-R02, Class 2M1, 144A, 30 Day Average SOFR + 1.200% (Cap N/A, Floor 0.000%)
5.128%(c)	01/25/42	1,144	1,119,310
Fannie Mae Connecticut Avenue Securities,
Series 2017-C01, Class 1EB1, 1 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.639%(c)	07/25/29	1,075	1,070,861
Series 2017-C05, Class 1M2C, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)
6.589%(c)	01/25/30	900	893,309
Series 2018-C01, Class 1M2C, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
6.639%(c)	07/25/30	720	715,680
Series 2021-R02, Class 2M1, 144A, 30 Day Average SOFR + 0.900% (Cap N/A, Floor 0.000%)
4.828%(c)	11/25/41	1,264	1,240,763
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2017-DNA01, Class M2, 1 Month LIBOR + 3.250% (Cap N/A, Floor 0.000%)
7.639%(c)	07/25/29	1,778	1,828,413
Series 2017-HQA02, Class M2, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
7.039%(c)	12/25/29	290	289,297
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
6.528%(c)	11/25/50	1,176	1,173,548
Series 2021-DNA02, Class M1, 144A, 30 Day Average SOFR + 0.800% (Cap N/A, Floor 0.000%)
4.728%(c)	08/25/33	161	160,912
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class M2, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
6.089%(c)	01/25/50	1,594	1,589,113
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)
6.239%(c)	02/25/50	2,017	2,013,013
Series 2021-DNA03, Class M1, 144A, 30 Day Average SOFR + 0.750% (Cap N/A, Floor 0.000%)
4.678%(c)	10/25/33	915	907,948

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
6.028%(c)	10/25/33	190	$186,290
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
5.578%(c)	01/25/34	1,346	1,327,917
Series 2021-HQA01, Class M1, 144A, 30 Day Average SOFR + 0.700% (Cap N/A, Floor 0.000%)
4.628%(c)	08/25/33	120	119,527
Series 2021-HQA02, Class M1, 144A, 30 Day Average SOFR + 0.700% (Cap N/A, Floor 0.000%)
4.628%(c)	12/25/33	498	494,066
Series 2022-HQA01, Class M1A, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
6.028%(c)	03/25/42	594	586,242
FHLMC Structured Agency Credit Risk Trust,
Series 2019-FTR02, Class M1, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
5.339%(c)	11/25/48	632	625,257

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $20,747,239)			20,505,278

SOVEREIGN BONDS — 0.1%
Indonesia — 0.0%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
3.500%	01/11/28	265	250,806

Israel — 0.0%
State of Israel,
Sr. Unsec’d. Notes
3.375%	01/15/50	200	152,225

Mexico — 0.0%
Mexico Government International Bond,
Sr. Unsec’d. Notes
3.771%	05/24/61	275	174,161
4.400%	02/12/52	200	147,400

			321,561

Panama — 0.0%
Panama Government International Bond,
Sr. Unsec’d. Notes
3.870%	07/23/60	265	170,726

Peru — 0.0%
Peruvian Government International Bond,
Sr. Unsec’d. Notes
3.550%	03/10/51	175	124,338
4.125%	08/25/27	189	181,121

			305,459

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Uruguay — 0.1%
Uruguay Government International Bond,
Sr. Unsec’d. Notes
5.100%	06/18/50	360	$354,937

TOTAL SOVEREIGN BONDS (cost $1,979,153)			1,555,714

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.1%
Federal Home Loan Mortgage Corp.
1.500%	03/01/36	158	136,763
1.500%	02/01/37	245	212,064
1.500%	03/01/37	468	405,587
1.500%	05/01/51	469	362,223
2.000%	12/01/35	253	225,884
2.000%	02/01/36	245	218,605
2.000%	02/01/36	245	218,787
2.000%	02/01/36	570	508,464
2.000%	03/01/36	71	63,383
2.000%	03/01/36	155	138,539
2.000%	05/01/36	159	142,080
2.000%	05/01/36	565	503,555
2.000%	06/01/36	175	156,086
2.000%	08/01/36	66	58,732
2.000%	09/01/36	254	226,932
2.000%	10/01/36	45	39,775
2.000%	11/01/36	358	319,667
2.000%	01/01/37	46	41,020
2.000%	09/01/50	215	175,949
2.000%	10/01/50	73	59,519
2.000%	10/01/50	117	95,442
2.000%	10/01/50	120	98,318
2.000%	10/01/50	167	136,471
2.000%	12/01/50	122	100,053
2.000%	02/01/51	231	188,295
2.000%	02/01/51	312	254,420
2.000%	03/01/51	183	149,506
2.000%	03/01/51	196	160,180
2.000%	03/01/51	232	189,164
2.000%	04/01/51	707	577,513
2.000%	05/01/51	221	181,619
2.000%	05/01/51	1,416	1,155,968
2.000%	07/01/51	360	295,152
2.000%	10/01/51	230	188,451
2.000%	10/01/51	233	189,871
2.000%	11/01/51	302	245,787
2.000%	12/01/51	869	707,867
2.000%	03/01/52	119	96,893
2.500%	07/01/32	1,672	1,563,919
2.500%	10/01/35	201	185,306
2.500%	05/01/36	438	402,824
2.500%	06/01/50	108	91,503
2.500%	11/01/50	135	114,681
2.500%	11/01/50	561	477,560
2.500%	12/01/50	516	438,008
2.500%	01/01/51	95	80,740
2.500%	01/01/51	124	105,566
2.500%	01/01/51	242	206,189
2.500%	12/01/51	464	395,473

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	01/01/52	117	$98,793
2.500%	03/01/52	212	179,751
2.500%	04/01/52	266	225,568
3.000%	03/01/27	22	21,318
3.000%	05/01/27	10	9,590
3.000%	11/01/27	67	64,702
3.000%	04/01/29	81	77,911
3.000%	05/01/29	980	942,996
3.000%	03/01/30	47	45,420
3.000%	02/01/31	83	79,315
3.000%	05/01/31	18	17,621
3.000%	06/01/31	10	9,728
3.000%	05/01/33	9	8,301
3.000%	05/01/33	20	18,896
3.000%	05/01/33	40	37,120
3.000%	03/01/46	473	423,383
3.000%	07/01/46	385	346,011
3.000%	07/01/46	443	397,333
3.000%	11/01/46	272	243,005
3.000%	12/01/46	558	499,368
3.000%	12/01/46	826	738,800
3.000%	04/01/50	418	369,138
3.000%	05/01/50	112	99,037
3.000%	07/01/50	132	117,205
3.000%	08/01/50	580	519,253
3.000%	11/01/51	382	335,082
3.500%	03/01/32	37	35,866
3.500%	04/01/32	77	74,575
3.500%	02/01/34	250	240,841
3.500%	05/01/35	57	55,004
3.500%	03/01/38	32	29,697
3.500%	09/01/38	7	6,207
3.500%	01/01/47	73	67,576
3.500%	11/01/47	152	140,538
3.500%	02/01/48	554	512,699
3.500%	02/01/49	236	219,092
3.500%	09/01/49	484	445,162
4.000%	07/01/29	5	4,887
4.000%	05/01/33	31	30,445
4.000%	06/01/44	179	171,464
4.000%	02/01/45	21	20,245
4.000%	02/01/48	25	24,169
4.000%	05/01/48	649	616,751
4.000%	06/01/48	42	40,157
4.000%	06/01/48	60	58,018
4.000%	06/01/52	385	361,096
4.500%	06/01/38	25	24,845
4.500%	07/01/39	50	49,404
4.500%	09/01/39	3	2,715
4.500%	10/01/39	8	7,522
4.500%	01/01/40	21	20,657
4.500%	02/01/40	3	2,777
4.500%	04/01/40	6	6,389
4.500%	02/01/41	20	20,118
4.500%	07/01/41	4	3,994
4.500%	08/01/41	3	3,115
4.500%	10/01/41	91	89,963
4.500%	01/01/42	3	3,055

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	05/01/42	4		$3,544
4.500%	01/01/45	4		3,949
4.500%	01/01/46	72		70,477
4.500%	09/01/46	14		13,458
4.500%	05/01/47	11		11,054
4.500%	06/01/47	9		9,082
4.500%	06/01/48	16		15,367
4.500%	07/01/48	7		6,476
4.500%	07/01/48	13		12,982
4.500%	07/01/48	15		15,044
4.500%	10/01/48	7		6,918
4.500%	10/01/48	21		20,333
4.500%	09/01/50	199		194,151
5.000%	01/01/37	10		10,603
5.000%	02/01/37	10		10,550
5.000%	03/01/38	73		75,044
5.000%	09/01/47	7		6,934
5.000%	03/01/48	3		3,317
5.000%	05/01/48	20		20,035
5.000%	04/01/49	8		8,281
5.000%	09/01/52	124		123,786
5.000%	10/01/52	50		49,285
5.500%	06/01/35	45		46,733
5.500%	08/01/38	48		49,948
6.000%	09/01/36	43		45,450
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.495% (Cap 6.995%, Floor 1.495%)
3.245%(c)	06/01/43	—	(r)	454
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.600% (Cap 7.391%, Floor 1.600%)
2.390%(c)	08/01/43	2		1,702
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.650% (Cap 7.454%, Floor 1.650%)
2.453%(c)	05/01/43	8		8,572
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.733% (Cap 8.236%, Floor 1.733%)
3.771%(c)	08/01/41	20		20,357
Federal National Mortgage Assoc.
1.500%	10/01/36	105		90,783
1.500%	03/01/37	754		652,817
1.500%	04/01/37	215		185,908
1.500%	01/01/51	1,878		1,452,736
1.500%	07/01/51	331		255,027
1.500%	11/01/51	424		327,014
2.000%	12/01/35	106		94,709
2.000%	12/01/35	137		122,065
2.000%	02/01/36	135		120,383
2.000%	02/01/36	139		123,653
2.000%	02/01/36	215		191,995
2.000%	02/01/36	273		243,574
2.000%	02/01/36	276		246,530
2.000%	02/01/36	311		277,098
2.000%	02/01/36	693		618,184
2.000%	03/01/36	79		70,203
2.000%	03/01/36	142		126,333
2.000%	08/01/36	66		58,771
2.000%	11/01/36	449		400,818
2.000%	04/01/37	135		120,408

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	05/01/37	122	$109,196
2.000%	06/01/37	123	109,680
2.000%	07/01/50	435	355,664
2.000%	09/01/50	182	149,122
2.000%	09/01/50	261	213,735
2.000%	10/01/50	283	231,754
2.000%	12/01/50	60	49,038
2.000%	12/01/50	289	237,871
2.000%	12/01/50	458	376,573
2.000%	01/01/51	320	262,731
2.000%	01/01/51	460	378,846
2.000%	02/01/51	84	68,568
2.000%	02/01/51	104	85,061
2.000%	02/01/51	230	187,950
2.000%	02/01/51	288	234,939
2.000%	02/01/51	743	606,792
2.000%	03/01/51	269	219,354
2.000%	04/01/51	96	78,322
2.000%	04/01/51	109	89,141
2.000%	04/01/51	502	410,145
2.000%	05/01/51	89	73,529
2.000%	06/01/51	233	190,872
2.000%	06/01/51	404	329,746
2.000%	07/01/51	291	236,946
2.000%	07/01/51	620	505,640
2.000%	08/01/51	225	183,967
2.000%	10/01/51	139	113,645
2.000%	10/01/51	5,712	4,657,797
2.000%	11/01/51	476	388,992
2.000%	11/01/51	700	570,489
2.000%	12/01/51	4,797	3,911,081
2.500%	11/01/34	223	205,869
2.500%	03/01/36	255	234,414
2.500%	06/01/36	228	209,545
2.500%	07/01/36	61	56,377
2.500%	05/01/37	250	228,789
2.500%	08/01/50	218	185,462
2.500%	11/01/50	129	110,635
2.500%	01/01/51	198	168,086
2.500%	02/01/51	74	62,957
2.500%	03/01/51	314	266,889
2.500%	03/01/51	531	454,212
2.500%	07/01/51	109	93,349
2.500%	07/01/51	130	110,109
2.500%	07/01/51	287	243,374
2.500%	08/01/51	227	193,041
2.500%	08/01/51	468	397,556
2.500%	09/01/51	887	753,143
2.500%	11/01/51	323	274,205
2.500%	11/01/51	509	431,590
2.500%	12/01/51	729	618,842
2.500%	12/01/51	948	803,535
2.500%	12/01/51	1,130	959,062
2.500%	12/01/51	1,418	1,203,042
2.500%	01/01/52	492	417,508
2.500%	01/01/52	3,746	3,178,083
2.500%	03/01/52	955	810,340
2.500%	04/01/52	219	185,995

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	04/01/52	601	$509,501
3.000%	01/01/27	30	29,034
3.000%	08/01/27	10	9,554
3.000%	09/01/27	9	8,327
3.000%	09/01/27	74	71,517
3.000%	11/01/27	6	5,765
3.000%	11/01/27	7	6,897
3.000%	11/01/27	9	8,615
3.000%	11/01/27	12	11,205
3.000%	11/01/27	12	11,825
3.000%	11/01/27	15	14,013
3.000%	12/01/27	7	6,362
3.000%	05/01/33	12	11,120
3.000%	05/01/33	21	19,295
3.000%	05/01/33	35	33,065
3.000%	08/01/33	205	192,620
3.000%	03/01/35	105	98,521
3.000%	04/01/35	687	645,009
3.000%	07/01/35	85	79,458
3.000%	12/01/35	101	95,229
3.000%	11/01/49	33	29,822
3.000%	12/01/49	38	33,479
3.000%	02/01/50	109	95,996
3.000%	03/01/50	48	42,359
3.000%	10/01/50	653	588,048
3.000%	01/01/51	158	139,557
3.000%	07/01/51	805	707,749
3.000%	08/01/51	242	214,584
3.000%	08/01/51	844	742,756
3.000%	04/01/52	938	825,116
3.000%	05/01/52	73	63,678
3.000%	05/01/52	963	845,253
3.500%	11/01/30	3	3,392
3.500%	05/01/32	17	16,578
3.500%	06/01/32	60	57,836
3.500%	08/01/32	14	13,943
3.500%	09/01/32	127	123,041
3.500%	01/01/35	19	18,724
3.500%	06/01/35	28	26,656
3.500%	06/01/35	47	44,864
3.500%	09/01/38	4	4,141
3.500%	08/01/45	216	201,100
3.500%	07/01/47	222	206,478
3.500%	09/01/47	43	39,778
3.500%	09/01/47	652	604,583
3.500%	10/01/47	612	567,019
3.500%	02/01/48	178	165,099
3.500%	07/01/48	327	304,087
3.500%	07/01/48	422	391,816
3.500%	06/01/49	431	399,174
3.500%	11/01/51	1,026	945,097
4.000%	05/01/26	49	47,813
4.000%	02/01/31	63	60,499
4.000%	05/01/33	22	21,982
4.000%	06/01/33	10	9,528
4.000%	07/01/33	4	4,383
4.000%	12/01/33	14	13,863
4.000%	06/01/38	93	88,611

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	09/01/42	894		$873,123
4.000%	09/01/43	59		56,663
4.000%	05/01/44	66		63,479
4.000%	10/01/44	135		129,264
4.000%	03/01/45	68		66,124
4.000%	09/01/45	24		22,767
4.000%	06/01/46	337		326,682
4.000%	10/01/46	18		16,949
4.000%	11/01/46	29		27,839
4.000%	11/01/46	51		49,896
4.000%	04/01/47	35		33,429
4.000%	05/01/47	13		12,477
4.000%	05/01/47	289		275,932
4.000%	09/01/47	57		55,071
4.000%	10/01/47	317		305,922
4.000%	12/01/47	181		175,681
4.000%	09/01/48	694		661,428
4.000%	07/01/49	393		374,894
4.000%	04/01/50	785		742,694
4.000%	05/01/50	216		204,293
4.000%	01/01/57	87		83,711
4.000%	02/01/57	100		95,624
4.500%	01/01/42	19		19,181
4.500%	01/01/42	62		61,210
4.500%	09/01/42	104		103,159
4.500%	06/01/44	21		20,974
4.500%	06/01/44	37		35,386
4.500%	02/01/45	116		113,474
4.500%	08/01/45	145		142,731
4.500%	11/01/45	7		7,282
4.500%	12/01/45	4		3,564
4.500%	12/01/45	13		12,840
4.500%	01/01/46	4		4,118
4.500%	02/01/46	20		19,500
4.500%	02/01/46	293		289,268
4.500%	03/01/46	5		5,049
4.500%	04/01/46	—	(r)	468
4.500%	05/01/46	—	(r)	469
4.500%	07/01/46	2		2,418
4.500%	08/01/46	1		969
4.500%	08/01/46	3		2,562
4.500%	08/01/46	5		5,180
4.500%	08/01/46	39		38,478
4.500%	10/01/46	14		13,887
4.500%	10/01/46	43		41,684
4.500%	01/01/47	1		1,386
4.500%	01/01/47	4		3,599
4.500%	01/01/47	11		10,545
4.500%	01/01/47	13		12,510
4.500%	02/01/47	3		3,135
4.500%	02/01/47	3		3,358
4.500%	03/01/47	4		3,653
4.500%	06/01/47	30		29,699
4.500%	06/01/47	146		143,114
4.500%	01/01/48	59		57,396
4.500%	02/01/48	25		24,246
4.500%	02/01/48	29		28,781
4.500%	02/01/48	30		29,673

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	02/01/48	38	$37,212
4.500%	03/01/48	32	31,545
4.500%	04/01/48	183	180,007
4.500%	05/01/48	21	20,206
4.500%	06/01/48	68	66,609
4.500%	07/01/48	8	8,177
4.500%	08/01/48	39	38,543
4.500%	05/01/49	15	14,700
4.500%	06/01/52	172	165,730
4.500%	10/01/52	75	72,262
5.000%	06/01/39	24	24,520
5.000%	12/01/39	35	35,717
5.000%	01/01/40	1	866
5.000%	04/01/40	102	102,556
5.000%	05/01/40	6	6,260
5.000%	06/01/40	1	732
5.000%	06/01/40	1	1,022
5.000%	06/01/40	4	4,511
5.000%	07/01/40	1	1,463
5.000%	07/01/40	4	3,616
5.000%	08/01/40	15	15,408
5.000%	09/01/40	4	4,179
5.000%	10/01/40	15	14,880
5.000%	02/01/41	60	60,934
5.000%	05/01/41	54	54,164
5.000%	05/01/41	224	226,806
5.000%	05/01/48	29	28,534
5.000%	04/01/49	16	16,056
5.000%	04/01/49	49	49,579
5.000%	11/01/52	100	100,001
5.000%	12/01/52	125	124,419
5.500%	04/01/36	29	30,120
5.500%	05/01/36	17	17,308
5.500%	09/01/36	55	56,236
5.500%	08/01/37	39	40,211
5.500%	09/01/41	93	96,380
6.000%	07/01/41	63	65,502
Federal National Mortgage Assoc., 12 Month LIBOR + 1.530% (Cap 6.885%, Floor 1.530%)
3.173%(c)	05/01/43	30	29,834
Federal National Mortgage Assoc., 12 Month LIBOR + 1.535% (Cap 7.056%, Floor 1.535%)
3.381%(c)	06/01/43	21	21,185
Federal National Mortgage Assoc., 12 Month LIBOR + 1.695% (Cap 7.563%, Floor 1.695%)
3.945%(c)	08/01/42	16	16,370
Federal National Mortgage Assoc., 12 Month LIBOR + 1.750% (Cap 7.861%, Floor 1.750%)
4.000%(c)	08/01/41	21	21,354
Government National Mortgage Assoc.
2.000%	07/20/50	40	34,074
2.000%	08/20/50	452	381,478
2.000%	09/20/50	698	588,931
2.000%	11/20/51	945	793,907
2.000%	12/20/51	3,123	2,617,736
2.500%	12/20/46	159	140,497
2.500%	06/20/50	420	366,928
2.500%	01/20/51	681	592,564

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	02/20/51	359	$312,557
2.500%	05/20/51	1,342	1,167,104
2.500%	07/20/51	1,851	1,607,520
2.500%	08/20/51	2,306	2,002,759
2.500%	12/20/51	257	222,680
3.000%	07/15/43	42	38,348
3.000%	01/15/44	22	19,766
3.000%	03/20/45	35	31,894
3.000%	12/20/45	189	172,137
3.000%	01/20/46	100	90,583
3.000%	02/20/46	8	7,649
3.000%	02/20/46	9	7,840
3.000%	03/20/46	128	116,422
3.000%	05/20/46	119	108,164
3.000%	09/20/46	278	251,168
3.000%	12/15/46	27	24,418
3.000%	02/15/47	77	69,408
3.000%	02/15/47	106	94,986
3.000%	04/20/49	1,480	1,332,646
3.000%	10/15/49	88	78,539
3.000%	07/20/50	733	657,880
3.000%	12/20/50	156	140,004
3.000%	08/20/51	388	347,666
3.000%	10/20/51	774	691,524
3.000%	11/20/51	337	301,281
3.500%	12/20/47	238	216,765
3.500%	05/20/50	3,646	3,382,713
4.000%	12/15/40	31	30,170
4.000%	12/15/46	30	28,295
4.000%	05/15/48	17	16,378
4.000%	05/15/48	54	51,343
4.000%	11/20/48	36	34,022
4.000%	11/20/48	818	782,986
4.000%	07/20/52	58	55,134
4.000%	09/20/52	149	140,996
4.000%	12/20/52	275	260,225
4.500%	01/20/41	52	51,947
4.500%	03/20/41	7	7,146
4.500%	04/20/41	19	18,686
4.500%	09/20/43	7	6,646
4.500%	08/20/46	9	9,027
4.500%	09/20/46	8	7,752
4.500%	10/20/46	6	6,050
4.500%	11/20/46	6	5,742
4.500%	10/20/47	4	3,610
4.500%	04/20/48	184	180,998
4.500%	08/20/48	28	27,805
4.500%	09/20/48	189	183,404
4.500%	08/20/52	175	169,593
5.000%	10/20/39	95	96,865
5.000%	04/20/48	65	65,145
5.000%	11/20/48	19	19,373
5.000%	09/20/52	344	340,633
5.000%	12/20/52	150	148,841
5.500%	07/20/40	211	219,404
5.500%	04/20/48	10	9,842
6.000%	09/20/38	41	43,273

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	10/20/38	56	$59,532

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $113,949,253)			98,237,546

U.S. TREASURY OBLIGATIONS — 42.5%
U.S. Treasury Bonds
3.000%	08/15/52	1,400	1,160,688
3.375%	08/15/42	1,700	1,520,172
4.000%	11/15/42	62,810	61,543,986
4.000%	11/15/52	52,240	52,525,688
5.375%	02/15/31	1,927	2,111,242
6.250%	05/15/30	1,541	1,756,258
U.S. Treasury Notes
0.625%	05/15/30	18,743	14,833,644
0.625%	08/15/30	24,591	19,353,413
0.875%	11/15/30	25,509	20,390,777
1.125%	02/15/31	25,043	20,413,958
1.250%	08/15/31	30,000	24,356,250
1.375%	11/15/31	26,426	21,520,918
1.500%	02/15/30	13,745	11,709,277
1.625%	05/15/31	24,821	20,884,460
1.875%	02/15/32	28,000	23,747,500
2.750%	08/15/32	25,503	23,215,882
2.875%	05/15/32	21,000	19,359,375
3.875%	11/30/27	105,760	105,189,888
3.875%	09/30/29	2,000	1,985,625
3.875%	11/30/29	8,335	8,279,297
4.000%	10/31/29	45,800	45,821,469
4.125%	11/15/32	41,600	42,432,000
4.500%	11/30/24	60,800	60,804,750
4.500%	11/15/25	72,730	73,190,245

TOTAL U.S. TREASURY OBLIGATIONS (cost $714,685,978)			678,106,762

TOTAL LONG-TERM INVESTMENTS (cost $1,641,676,813)			1,521,158,390

		Shares

SHORT-TERM INVESTMENTS — 6.4%
AFFILIATED MUTUAL FUND — 5.1%
PGIM Core Ultra Short Bond Fund (cost $82,185,772)(wa)		82,185,772	82,185,772

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION — 1.3%
U.S. Treasury Bills
4.608%(n)	11/02/23	21,190	$20,390,905

(cost $20,393,950)

TOTAL SHORT-TERM INVESTMENTS (cost $102,579,722)			102,576,677

TOTAL INVESTMENTS—101.8% (cost $1,744,256,535)			1,623,735,067
Liabilities in excess of other assets(z) — (1.8)%			(28,321,096)

NET ASSETS — 100.0%			$1,595,413,971

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $104,177 and 0.0% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(n)	Rate shown reflects yield to maturity at purchased date.
(r)	Principal or notional amount is less than $500 par.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward foreign currency exchange contracts outstanding at December 31, 2022:

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 01/17/23	SCS	CAD	10,435	$7,711,157	$7,707,464	$—	$(3,693)
Euro,
Expiring 01/13/23	HSBC	EUR	1,287	1,372,993	1,379,030	6,037	—
Expiring 01/13/23	HSBC	EUR	1	1,048	1,072	24	—

				$9,085,198	$9,087,566	6,061	(3,693)

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Sale Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/13/23	HSBC	EUR	1,288	$1,258,629	$1,380,102	$—	$(121,473)
Expiring 01/17/23	SCS	EUR	454	484,596	487,130	—	(2,534)
Japanese Yen,
Expiring 01/17/23	RBC	JPY	211,869	1,574,494	1,618,293	—	(43,799)

				$3,317,719	$3,485,525	—	(167,806)

						$6,061	$(171,499)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$313,286	$7,730,424	$—
Austria	—	171,084	—
Belgium	—	1,932,878	—
Brazil	614,621	4,692,538	—
Canada	13,045,937	—	—
Chile	—	7,716	—
China	2,683,981	34,135,324	104,172
Colombia	63,316	—	—
Czech Republic	—	214,279	—
Denmark	—	3,153,839	—
Finland	—	874,442	—
France	—	11,785,229	—
Germany	—	7,523,337	—
Greece	—	345,135	—
Hong Kong	382	3,524,692	—
Hungary	—	290,305	—
India	906,952	16,047,196	—
Indonesia	—	2,332,444	—
Ireland	—	333,002	—
Israel	22,700	879,084	—
Italy	—	2,289,947	—
Japan	—	21,879,223	—
Kuwait	—	668,108	—
Luxembourg	—	410,697	—
Macau	—	27,515	—
Malaysia	—	2,594,418	—
Mexico	3,314,153	—	—
Netherlands	—	5,868,073	—
New Zealand	—	139,003	—
Norway	—	1,132,614	—

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Philippines	$—	$411,932	$—
Poland	—	59,390	—
Portugal	—	205,952	—
Qatar	—	608,409	—
Romania	—	9,497	—
Russia	—	—	4
Saudi Arabia	—	2,993,368	—
Singapore	242,512	1,661,221	—
South Africa	57,008	4,982,515	—
South Korea	236,998	12,126,914	—
Spain	—	2,614,221	—
Sweden	—	2,369,385	—
Switzerland	449,212	5,217,182	—
Taiwan	753,294	15,843,205	—
Thailand	—	2,756,923	—
Turkey	—	897,375	—
United Arab Emirates	—	840,034	—
United Kingdom	1,038,310	12,986,795	—
United States	294,547,250	6,958,411	—
Zambia	54,929	—	—
Exchange-Traded Fund
United States	32,962,472	—	—
Preferred Stocks
Brazil	84,056	1,824,117	—
Chile	—	133,906	—
Colombia	—	7,789	—
Germany	—	466,403	—
South Korea	—	9,337	—
United States	—	48,935	—
Asset-Backed Securities
United States	—	36,341,694	—
Commercial Mortgage-Backed Securities
United States	—	12,870,133	—
Corporate Bonds
Australia	—	89,675	—
Brazil	—	242,012	—
Canada	—	4,839,028	—
China	—	245,250	—
Germany	—	327,544	—
Ireland	—	580,663	—
Japan	—	3,092,692	—
Mexico	—	452,082	—
Netherlands	—	328,634	—
Norway	—	119,008	—
Portugal	—	104,904	—
Spain	—	1,128,622	—
Switzerland	—	75,839	—
United Kingdom	—	5,711,899	—
United States	—	95,704,666	1
Municipal Bonds
California	—	531,290	—
District of Columbia	—	21,630	—
Florida	—	27,778	—
Illinois	—	209,691	—
Maryland	—	37,998	—
Massachusetts	—	20,221	—
Michigan	—	24,379	—
New Jersey	—	123,672	—

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Municipal Bonds (continued)
New York	$—	$389,060	$—
North Carolina	—	65,512	—
Ohio	—	120,465	—
Texas	—	415,741	—
Residential Mortgage-Backed Securities
United States	—	20,505,278	—
Sovereign Bonds
Indonesia	—	250,806	—
Israel	—	152,225	—
Mexico	—	321,561	—
Panama	—	170,726	—
Peru	—	305,459	—
Uruguay	—	354,937	—
U.S. Government Agency Obligations	—	98,237,546	—
U.S. Treasury Obligations	—	678,106,762	—
Short-Term Investments
Affiliated Mutual Fund	82,185,772	—	—
U.S. Treasury Obligation	—	20,390,905	—

Total	$433,577,141	$1,190,053,749	$104,177

Other Financial Instruments*
Assets
OTC Forward Foreign Currency Exchange Contracts	$—	$6,061	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(171,499)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

U.S. Treasury Obligations	43.8%
Equity Real Estate Investment Trusts (REITs)	7.9
U.S. Government Agency Obligations	6.1
Affiliated Mutual Fund	5.1
Banks	4.3
Automobiles	2.4
Exchange-Traded Fund	2.1
Pharmaceuticals	1.5
Oil, Gas & Consumable Fuels	1.4
Software	1.4
Semiconductors & Semiconductor Equipment	1.3
Residential Mortgage-Backed Securities	1.3
Insurance	1.1
Technology Hardware, Storage & Peripherals	1.0
Interactive Media & Services	0.9
IT Services	0.8
Internet & Direct Marketing Retail	0.8
Commercial Mortgage-Backed Securities	0.8
Metals & Mining	0.8
Beverages	0.7
Chemicals	0.6
Diversified Financial Services	0.6

Machinery	0.6%
Health Care Providers & Services	0.6
Food Products	0.5
Electric	0.5
Electronic Equipment, Instruments & Components	0.5
Aerospace & Defense	0.5
Pipelines	0.5
Health Care Equipment & Supplies	0.5
Biotechnology	0.4
Capital Markets	0.4
Life Sciences Tools & Services	0.4
Food & Staples Retailing	0.4
Specialty Retail	0.4
Consumer Loans	0.4
Diversified Telecommunication Services	0.4
Agriculture	0.4
Textiles, Apparel & Luxury Goods	0.3
Hotels, Restaurants & Leisure	0.3
Telecommunications	0.3
Media	0.3
Multi-Utilities	0.3
Electrical Equipment	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Consumer Finance	0.3%
Household Products	0.3
Industrial Conglomerates	0.3
Electric Utilities	0.2
Road & Rail	0.2
Computers	0.2
Real Estate Investment Trusts (REITs)	0.2
Trading Companies & Distributors	0.2
Real Estate Management & Development	0.2
Oil & Gas	0.2
Wireless Telecommunication Services	0.2
Commercial Services	0.2
Professional Services	0.2
Semiconductors	0.2
Personal Products	0.2
Air Freight & Logistics	0.1
Tobacco	0.1
Entertainment	0.1
Municipal Bonds	0.1
Construction & Engineering	0.1
Healthcare-Services	0.1
Electronics	0.1
Auto Components	0.1
Sovereign Bonds	0.1
Machinery-Diversified	0.1
Communications Equipment	0.1
Retail	0.1
Gas Utilities	0.1
Auto Manufacturers	0.1
Foods	0.1
Iron/Steel	0.1
Household Durables	0.1
Energy Equipment & Services	0.1
Independent Power & Renewable Electricity Producers	0.1
Internet	0.1
Building Products	0.1
Construction Materials	0.1

Transportation Infrastructure	0.1%
Health Care Technology	0.1
Investment Companies	0.1
Commercial Services & Supplies	0.1
Home Builders	0.0	*
Airlines	0.0	*
Multiline Retail	0.0	*
Gas	0.0	*
Miscellaneous Manufacturing	0.0	*
Transportation	0.0	*
Marine	0.0	*
Lodging	0.0	*
Diversified Consumer Services	0.0	*
Healthcare-Products	0.0	*
Containers & Packaging	0.0	*
Cosmetics/Personal Care	0.0	*
Real Estate	0.0	*
Building Materials	0.0	*
Oil & Gas Services	0.0	*
Mining	0.0	*
Student Loan	0.0	*
Water	0.0	*
Water Utilities	0.0	*
Distributors	0.0	*
Leisure Products	0.0	*
Advertising	0.0	*
Other	0.0	*
Environmental Control	0.0	*
Paper & Forest Products	0.0	*
Packaging & Containers	0.0	*
Household Products/Wares	0.0	*

	101.8
Liabilities in excess of other assets	(1.8)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$6,061	Unrealized depreciation on OTC forward foreign currency exchange contracts	$171,499

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts		$—	$—	$(320,905)
Equity contracts		(89,072,388)	—	—
Foreign exchange contracts		—	603,220	—
Interest rate contracts		(12,563,202)	—	(27,333)

Total		$(101,635,590)	$603,220	$(348,238)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts		$—	$—	$100,403
Equity contracts		(7,870,035)	—	—
Foreign exchange contracts		—	(544,056)	—
Interest rate contracts	.	(537,542)	—	—

Total		$(8,407,577)	$(544,056)	$100,403

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$559,324,857
Futures Contracts - Short Positions (1)	139,037,843
Forward Foreign Currency Exchange Contracts - Purchased (2)	53,072,212
Forward Foreign Currency Exchange Contracts - Sold (2)	66,517,047
Credit Default Swap Agreements - Buy Protection (1)	25,535,186
Inflation Swap Agreements (1)	430,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
HSBC	$6,061	$(121,473)	$(115,412)	$—	$(115,412)
RBC	—	(43,799)	(43,799)	—	(43,799)
SCS	—	(6,227)	(6,227)	—	(6,227)

	$6,061	$(171,499)	$(165,438)	$—	$(165,438)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value:
Unaffiliated investments (cost $1,662,070,763)	$1,541,549,295
Affiliated investments (cost $82,185,772)	82,185,772
Foreign currency, at value (cost $4,985,139)	4,970,327
Receivable for investments sold	30,335,519
Dividends and interest receivable	6,179,513
Tax reclaim receivable	933,303
Receivable for Portfolio shares sold	8,788
Unrealized appreciation on OTC forward foreign currency exchange contracts	6,061
Receivable from affiliate	3,433
Prepaid expenses	15,513

Total Assets	1,666,187,524

LIABILITIES
Payable for investments purchased	68,345,203
Management fee payable	570,810
Accrued expenses and other liabilities	498,744
Payable to affiliate	450,602
Payable to custodian	315,772
Foreign capital gains tax liability accrued	204,206
Unrealized depreciation on OTC forward foreign currency exchange contracts	171,499
Payable for Portfolio shares purchased	159,887
Distribution fee payable	55,073
Trustees’ fees payable	1,220
Affiliated transfer agent fee payable	537

Total Liabilities	70,773,553

NET ASSETS	$1,595,413,971

Net assets were comprised of:
Partners’ Equity	$1,595,413,971

Net asset value and redemption price per share, $1,595,413,971 / 105,152,690 outstanding shares of beneficial interest	$15.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,158,218 foreign withholding tax, of which $91,732 is reimbursable by an affiliate)	$16,762,524
Interest income	15,850,878
Affiliated dividend income	7,484,176
Income from securities lending, net (including affiliated income of $114,469)	131,596

Total income	40,229,174

EXPENSES
Management fee	14,590,215
Distribution fee	4,795,752
Custodian and accounting fees	810,538
Audit fee	80,000
Legal fees and expenses	41,814
Trustees’ fees	38,290
Shareholders’ reports	14,692
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,927
Miscellaneous	168,241

Total expenses	20,547,469
Less: Fee waiver and/or expense reimbursement	(477,657)

Net expenses	20,069,812

NET INVESTMENT INCOME (LOSS)	20,159,362

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $12,235) (net of foreign capital gains taxes $(91,008))	(95,518,739)
Futures transactions	(101,635,590)
Forward currency contract transactions	603,220
Swap agreements transactions	(348,238)
Foreign currency transactions	(3,727,274)

(200,626,621)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $202,280)	(218,220,407)
Futures	(8,407,577)
Forward currency contracts	(544,056)
Swap agreements	100,403
Foreign currencies	(521,347)

(227,592,984)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(428,219,605)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(408,060,243)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$20,159,362	$7,538,892
Net realized gain (loss) on investment and foreign currency transactions	(200,626,621)	295,571,261
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(227,592,984)	(35,895,685)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(408,060,243)	267,214,468

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [20,406,285 and 1,835,075 shares, respectively]	314,685,224	31,512,607
Portfolio shares purchased [47,694,113 and 14,743,687 shares, respectively]	(731,163,548)	(256,587,024)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(416,478,324)	(225,074,417)

TOTAL INCREASE (DECREASE)	(824,538,567)	42,140,051
NET ASSETS:
Beginning of year	2,419,952,538	2,377,812,487

End of year	$1,595,413,971	$2,419,952,538

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$18.27	$16.36	$15.62	$13.28		$14.03

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.05	0.15	0.30		0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.27)	1.86	0.59	2.04		(1.02)

Total from investment operations	(3.10)	1.91	0.74	2.34		(0.75)

Capital Contributions	—	—	—	—	(b)(c)(d)	—	(c)(d)

Net Asset Value, end of year	$15.17	$18.27	$16.36	$15.62		$13.28

Total Return(e)	(16.97)%	11.67%	4.74%	17.62	%(f)	(5.35	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,595	$2,420	$2,378	$2,471		$2,138
Average net assets (in millions)	$1,918	$2,420	$2,157	$2,409		$2,447
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.05%	1.03%	1.07%	1.11%		1.10%
Expenses before waivers and/or expense reimbursement	1.07%	1.06%	1.13%	1.13%		1.12%
Net investment income (loss)	1.05%	0.31%	1.00%	2.07%		1.96%
Portfolio turnover rate(h)	199%	280%	325%	198%		213%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENTS — 81.6%
AFFILIATED MUTUAL FUNDS — 19.6%
AST ClearBridge Dividend Growth Portfolio*	9,684,731	$261,003,491
AST Emerging Markets Equity Portfolio*	995,144	8,000,960
AST High Yield Portfolio*	1,167,535	12,831,213
AST Large-Cap Growth Portfolio*	8,519,270	429,967,546
AST Large-Cap Value Portfolio*	5,252,595	228,960,606
AST PGIM Fixed Income Central Portfolio*	75,956,912	747,416,010
AST Small-Cap Growth Portfolio*	2,619,267	156,108,331
AST Small-Cap Value Portfolio*	4,721,975	157,288,979
AST T. Rowe Price Natural Resources Portfolio*	1,328,266	38,413,440
AST Western Asset Emerging Markets Debt Portfolio*	725,585	7,741,997

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,017,641,110)(wd)		2,047,732,573

COMMON STOCKS — 48.0%
Aerospace & Defense — 0.9%
Airbus SE (France)	11,216	1,333,611
BAE Systems PLC (United Kingdom)	325,184	3,358,631
Boeing Co. (The)*	14,900	2,838,301
General Dynamics Corp.	60,363	14,976,664
HEICO Corp.	9,800	1,505,672
Howmet Aerospace, Inc.	151,100	5,954,851
Huntington Ingalls Industries, Inc.	1,100	253,748
L3Harris Technologies, Inc.	5,200	1,082,692
Lockheed Martin Corp.	37,488	18,237,537
MTU Aero Engines AG (Germany)	4,033	867,641
Northrop Grumman Corp.	28,395	15,492,596
Raytheon Technologies Corp.	157,795	15,924,671
Safran SA (France)	24,890	3,117,572
Textron, Inc.	92,200	6,527,760
Thales SA (France)	14,758	1,885,612
TransDigm Group, Inc.	1,380	868,917

		94,226,476

Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc.	3,300	302,148
Expeditors International of Washington, Inc.	4,400	457,248
FedEx Corp.	54,300	9,404,760
United Parcel Service, Inc. (Class B Stock)	51,637	8,976,576
Yamato Holdings Co. Ltd. (Japan)	69,900	1,107,653

		20,248,385

Airlines — 0.1%
Alaska Air Group, Inc.*	78,900	3,387,966
American Airlines Group, Inc.*(a)	18,100	230,232
Delta Air Lines, Inc.*	104,213	3,424,439
Deutsche Lufthansa AG (Germany)*	207,350	1,709,200
Qantas Airways Ltd. (Australia)*	105,680	427,762
Singapore Airlines Ltd. (Singapore)	110,000	454,176
Southwest Airlines Co.*	15,900	535,353
United Airlines Holdings, Inc.*	96,400	3,634,280

		13,803,408

	Shares	Value

COMMON STOCKS (continued)
Auto Components — 0.1%
Aptiv PLC*	7,200	$670,536
BorgWarner, Inc.	88,100	3,546,025
Magna International, Inc. (Canada)(a)	18,648	1,047,645

		5,264,206

Automobiles — 0.8%
Bayerische Motoren Werke AG (Germany)	5,000	442,675
BYD Co. Ltd. (China) (Class H Stock)	28,500	699,219
Ferrari NV (Italy)	37,377	8,015,073
Ford Motor Co.	105,700	1,229,291
General Motors Co.	300,820	10,119,585
Honda Motor Co. Ltd. (Japan)	121,500	2,771,294
Isuzu Motors Ltd. (Japan)	41,600	482,264
Mahindra & Mahindra Ltd. (India)	58,727	884,120
Maruti Suzuki India Ltd. (India)	8,067	816,102
Mazda Motor Corp. (Japan)	203,000	1,521,699
Mercedes-Benz Group AG (Germany)	59,555	3,894,596
Nissan Motor Co. Ltd. (Japan)	174,000	544,520
Stellantis NV	727,421	10,336,917
Subaru Corp. (Japan)	454,800	6,885,708
Suzuki Motor Corp. (Japan)	28,800	922,388
Tesla, Inc.*	277,402	34,170,378
Toyota Motor Corp. (Japan)	344,000	4,693,036

		88,428,865

Banks — 2.6%
ABN AMRO Bank NV (Netherlands), 144A, CVA	211,924	2,934,718
ANZ Group Holdings Ltd. (Australia)	363,141	5,849,806
Bank Central Asia Tbk PT (Indonesia)	4,022,929	2,205,926
Bank Hapoalim BM (Israel)	94,710	852,762
Bank Leumi Le-Israel BM (Israel)	843,586	7,026,065
Bank of America Corp.	712,691	23,604,326
Bank of China Ltd. (China) (Class H Stock)	937,000	339,128
Bank of Ireland Group PLC (Ireland)	75,554	719,978
Barclays PLC (United Kingdom)	5,124,638	9,751,225
BNP Paribas SA (France)	35,779	2,037,227
BOC Hong Kong Holdings Ltd. (China)	347,000	1,177,995
China Construction Bank Corp. (China) (Class H Stock)	1,831,000	1,145,088
Citigroup, Inc.	312,793	14,147,627
Citizens Financial Group, Inc.	189,100	7,444,867
Comerica, Inc.	3,700	247,345
Commerzbank AG (Germany)*	79,266	741,107
Commonwealth Bank of Australia (Australia)	127,648	8,865,772
Credicorp Ltd. (Peru)	3,767	511,031
Cullen/Frost Bankers, Inc.	4,800	641,760
DBS Group Holdings Ltd. (Singapore)	520,300	13,169,627
DNB Bank ASA (Norway)	162,612	3,211,608
East West Bancorp, Inc.	11,723	772,546
Emirates NBD Bank PJSC (United Arab Emirates)	79,537	280,140
Erste Group Bank AG (Austria)	19,065	609,989
Fifth Third Bancorp	18,400	603,704
FinecoBank Banca Fineco SpA (Italy)	35,600	591,178

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
First Republic Bank	5,000	$609,450
Hana Financial Group, Inc. (South Korea)	18,083	602,148
HDFC Bank Ltd. (India), ADR(a)	60,597	4,145,441
HSBC Holdings PLC (United Kingdom)	432,414	2,679,902
Huntington Bancshares, Inc.	38,700	545,670
ICICI Bank Ltd. (India), ADR(a)	105,868	2,317,451
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	515,000	264,138
ING Groep NV (Netherlands)	506,244	6,166,642
Israel Discount Bank Ltd. (Israel) (Class A Stock)	102,680	539,062
JPMorgan Chase & Co.	281,858	37,797,158
KB Financial Group, Inc. (South Korea)	12,682	485,881
KBC Group NV (Belgium)	9,550	614,880
KeyCorp	25,000	435,500
Komercni Banka A/S (Czech Republic)	21,774	629,223
Lloyds Banking Group PLC (United Kingdom)	16,736,755	9,133,481
M&T Bank Corp.	29,287	4,248,372
Mizrahi Tefahot Bank Ltd. (Israel)	12,520	404,086
National Australia Bank Ltd. (Australia)	66,818	1,356,646
NatWest Group PLC (United Kingdom)	1,868,638	5,959,515
Nedbank Group Ltd. (South Africa)	36,617	458,037
Nordea Bank Abp (Finland)	261,648	2,802,762
NU Holdings Ltd. (Brazil) (Class A Stock)*(a)	513,426	2,089,644
Oversea-Chinese Banking Corp. Ltd. (Singapore)	578,600	5,262,968
Pinnacle Financial Partners, Inc.(a)	10,337	758,736
PNC Financial Services Group, Inc. (The)	66,845	10,557,499
Regions Financial Corp.	25,000	539,000
Sberbank of Russia PJSC (Russia)*^	306,596	—
Signature Bank	1,700	195,874
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	121,483	1,398,618
Sumitomo Mitsui Financial Group, Inc. (Japan)	81,000	3,258,828
SVB Financial Group*	1,560	359,018
Swedbank AB (Sweden) (Class A Stock)	106,928	1,818,746
Tisco Financial Group PCL (Thailand)	233,000	667,255
Truist Financial Corp.	445,482	19,169,091
U.S. Bancorp	182,383	7,953,723
Wells Fargo & Co.	544,166	22,468,614
Wintrust Financial Corp.	4,608	389,468
Zions Bancorp NA	4,000	196,640

		268,761,712

Beverages — 0.9%
Brown-Forman Corp. (Class B Stock)	4,900	321,832
Coca-Cola Co. (The)	427,018	27,162,615
Constellation Brands, Inc. (Class A Stock)	21,730	5,035,927
Diageo PLC (United Kingdom)	29,731	1,301,382
Diageo PLC (United Kingdom), ADR(a)	13,121	2,338,031
Heineken Holding NV (Netherlands)	8,505	656,845

	Shares	Value

COMMON STOCKS (continued)
Beverages (cont’d.)
Heineken NV (Netherlands)	19,097	$1,798,790
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (China) (Class A Stock)	11,500	265,633
Keurig Dr. Pepper, Inc.	126,725	4,519,014
Kirin Holdings Co. Ltd. (Japan)	87,600	1,335,150
Molson Coors Beverage Co. (Class B Stock)	5,200	267,904
Monster Beverage Corp.*	10,300	1,045,759
PepsiCo, Inc.	243,885	44,060,264
Pernod Ricard SA (France)	24,905	4,899,378
Remy Cointreau SA (France)	10,231	1,725,086

		96,733,610

Biotechnology — 1.0%
AbbVie, Inc.	247,503	39,998,960
Amgen, Inc.	31,725	8,332,254
Argenx SE (Netherlands), ADR*	9,701	3,675,030
Biogen, Inc.*	3,800	1,052,296
BioMarin Pharmaceutical, Inc.*	6,400	662,336
CSL Ltd.	4,792	934,412
Exact Sciences Corp.*(a)	56,000	2,772,560
Gilead Sciences, Inc.	112,600	9,666,710
Horizon Therapeutics PLC*	81,900	9,320,220
Incyte Corp.*	4,900	393,568
Moderna, Inc.*	9,000	1,616,580
Regeneron Pharmaceuticals, Inc.*	10,612	7,656,452
United Therapeutics Corp.*	24,151	6,716,151
Vertex Pharmaceuticals, Inc.*	54,126	15,630,506

		108,428,035

Building Products — 0.3%
A.O. Smith Corp.	3,400	194,616
Advanced Drainage Systems, Inc.(a)	7,400	606,578
Allegion PLC	2,400	252,624
Assa Abloy AB (Sweden) (Class B Stock)	80,185	1,724,721
Builders FirstSource, Inc.*	36,000	2,335,680
Carlisle Cos., Inc.	2,600	612,690
Carrier Global Corp.	129,900	5,358,375
Cie de Saint-Gobain (France)	139,923	6,845,152
Johnson Controls International PLC	45,893	2,937,152
Lixil Corp. (Japan)	36,400	548,770
Masco Corp.(a)	6,000	280,020
Nibe Industrier AB (Sweden) (Class B Stock)	115,225	1,075,485
Trane Technologies PLC	20,082	3,375,583

		26,147,446

Capital Markets — 1.6%
3i Group PLC (United Kingdom)	381,549	6,153,372
Ameriprise Financial, Inc.	25,084	7,810,405
Bank of New York Mellon Corp. (The)	190,200	8,657,904
BlackRock, Inc.	8,150	5,775,334
Blackstone, Inc.	22,894	1,698,506
Carlyle Group, Inc. (The)	167,000	4,983,280
Cboe Global Markets, Inc.	2,900	363,863
Charles Schwab Corp. (The)	218,047	18,154,593
CME Group, Inc.	52,832	8,884,229

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
Coinbase Global, Inc. (Class A Stock)*	14,400	$509,616
Deutsche Bank AG (Germany)	766,977	8,622,025
Deutsche Boerse AG (Germany)	14,784	2,545,660
FactSet Research Systems, Inc.	1,936	776,742
Franklin Resources, Inc.(a)	7,600	200,488
Goldman Sachs Group, Inc. (The)	62,363	21,414,207
Hargreaves Lansdown PLC (United Kingdom)	39,060	402,238
Intercontinental Exchange, Inc.	57,700	5,919,443
Invesco Ltd.	11,300	203,287
Japan Exchange Group, Inc. (Japan)	37,800	544,804
Julius Baer Group Ltd. (Switzerland)	45,911	2,672,072
Lazard Ltd. (Class A Stock)(a)	10,788	374,020
Macquarie Group Ltd. (Australia)	54,855	6,192,495
MarketAxess Holdings, Inc.	900	251,001
Moody’s Corp.	4,200	1,170,204
Morgan Stanley	139,840	11,889,197
MSCI, Inc.	6,580	3,060,819
Nasdaq, Inc.	111,000	6,809,850
Northern Trust Corp.	10,382	918,703
Partners Group Holding AG (Switzerland)	1,678	1,485,842
Raymond James Financial, Inc.	5,200	555,620
S&P Global, Inc.	18,105	6,064,089
Singapore Exchange Ltd. (Singapore)	250,300	1,673,728
State Street Corp.	23,800	1,846,166
T. Rowe Price Group, Inc.(a)	14,465	1,577,553
UBS Group AG (Switzerland)	815,931	15,165,078

		165,326,433

Chemicals — 0.9%
Air Products & Chemicals, Inc.	17,452	5,379,754
Albemarle Corp.	31,000	6,722,660
Celanese Corp.	2,600	265,824
CF Industries Holdings, Inc.	38,402	3,271,850
Corteva, Inc.	76,000	4,467,280
Dow, Inc.	54,180	2,730,130
DuPont de Nemours, Inc.(a)	42,018	2,883,695
Eastman Chemical Co.	19,657	1,600,866
Ecolab, Inc.	6,700	975,252
FMC Corp.	3,300	411,840
ICL Group Ltd. (Israel)	50,965	368,246
International Flavors & Fragrances, Inc.	6,800	712,912
Linde PLC (United Kingdom) (NYSE)	50,546	16,487,094
Linde PLC (United Kingdom) (AQUIS)	3,692	1,203,449
LyondellBasell Industries NV (Class A Stock)	94,000	7,804,820
Mitsui Chemicals, Inc. (Japan)	53,100	1,192,668
Mosaic Co. (The)	65,100	2,855,937
Nitto Denko Corp. (Japan)	25,500	1,468,665
Nutrien Ltd. (Canada)	14,142	1,032,450
OCI NV (Netherlands)	46,064	1,646,903
PPG Industries, Inc.	41,484	5,216,198
Sherwin-Williams Co. (The)	21,600	5,126,328
Shin-Etsu Chemical Co. Ltd. (Japan)	51,800	6,325,413
Solvay SA (Belgium)	41,549	4,200,856
Symrise AG (Germany)	26,051	2,829,270
Tosoh Corp. (Japan)	386,100	4,591,361

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
Yara International ASA (Brazil)	130,786	$5,743,726

		97,515,447

Commercial Services & Supplies — 0.2%
Cintas Corp.	2,200	993,564
Copart, Inc.*	11,600	706,324
Republic Services, Inc.	46,822	6,039,570
Rollins, Inc.	6,200	226,548
Securitas AB (Sweden) (Class B Stock)	52,306	436,465
Serco Group PLC (United Kingdom)	327,918	615,553
Waste Management, Inc.	55,500	8,706,840

		17,724,864

Communications Equipment — 0.4%
Arista Networks, Inc.*	46,400	5,630,640
Cisco Systems, Inc.	625,909	29,818,305
F5, Inc.*	1,600	229,616
Juniper Networks, Inc.	9,000	287,640
Motorola Solutions, Inc.	4,400	1,133,924
Nokia OYJ (Finland)	733,239	3,406,410
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	132,633	777,151

		41,283,686

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	16,962	485,343
AECOM	24,000	2,038,320
Eiffage SA (France)	19,293	1,897,740
Kajima Corp. (Japan)	38,000	442,218
Quanta Services, Inc.(a)	3,900	555,750
Valmont Industries, Inc.	7,700	2,546,159
Vinci SA (France)	89,431	8,915,109
WillScot Mobile Mini Holdings Corp.*	25,334	1,144,337

		18,024,976

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	96,500	336,251
Eagle Materials, Inc.	53,100	7,054,335
HeidelbergCement AG (Germany)	9,320	528,119
Ibstock PLC (United Kingdom), 144A	133,582	249,719
Martin Marietta Materials, Inc.	1,700	574,549
Vulcan Materials Co.	12,869	2,253,491

		10,996,464

Consumer Finance — 0.2%
AEON Financial Service Co. Ltd. (Japan)	45,100	476,732
Ally Financial, Inc.	36,800	899,760
American Express Co.	33,745	4,985,824
Capital One Financial Corp.	103,295	9,602,303
Discover Financial Services	7,300	714,159
SLM Corp.	76,113	1,263,476
Synchrony Financial	97,000	3,187,420

		21,129,674

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Containers & Packaging — 0.2%
Amcor PLC	40,300	$479,973
Avery Dennison Corp.	2,200	398,200
Ball Corp.	8,600	439,804
Berry Global Group, Inc.	84,600	5,112,378
Crown Holdings, Inc.	15,461	1,271,049
Graphic Packaging Holding Co.	28,900	643,025
International Paper Co.(a)	9,700	335,911
Packaging Corp. of America	2,500	319,775
Sealed Air Corp.	3,900	194,532
Transcontinental, Inc. (Canada) (Class A Stock)	29,559	333,576
Westrock Co.	179,000	6,293,640

		15,821,863

Distributors — 0.1%
Genuine Parts Co.	14,800	2,567,948
LKQ Corp.	74,500	3,979,045
Pool Corp.	940	284,190

		6,831,183

Diversified Consumer Services — 0.0%
Service Corp. International	43,013	2,973,919

Diversified Financial Services — 0.5%
Apollo Global Management, Inc.	56,400	3,597,756
Berkshire Hathaway, Inc. (Class B Stock)*	151,400	46,767,460
Investor AB (Sweden) (Class A Stock)	40,068	745,453
ORIX Corp. (Japan)	259,200	4,148,925

		55,259,594

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	1,214,754	22,363,621
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	1,454,213	2,494,717
Deutsche Telekom AG (Germany)	353,511	7,033,662
Hellenic Telecommunications Organization SA (Greece)	43,836	684,679
HKT Trust & HKT Ltd. (Hong Kong)	646,000	790,784
Koninklijke KPN NV (Netherlands)	1,035,894	3,206,358
Lumen Technologies, Inc.(a)	27,700	144,594
Proximus SADP (Belgium)	36,740	354,720
Swisscom AG (Switzerland)	1,920	1,051,797
Telefonica Deutschland Holding AG (Germany)	972,536	2,388,563
Telkom Indonesia Persero Tbk PT (Indonesia)	4,223,900	1,017,167
Telstra Group Ltd. (Australia)	317,680	859,147
Verizon Communications, Inc.	373,114	14,700,692

		57,090,501

Electric Utilities — 1.0%
Alliant Energy Corp.	7,000	386,470
American Electric Power Co., Inc.	39,965	3,794,677
Avangrid, Inc.(a)	112,800	4,848,144
CEZ A/S (Czech Republic)	7,489	254,679
Constellation Energy Corp.	65,913	5,682,360
Duke Energy Corp.	20,600	2,121,594
Edison International	68,000	4,326,160

	Shares	Value

COMMON STOCKS (continued)
Electric Utilities (cont’d.)
EDP - Energias do Brasil SA (Brazil)	82,373	$325,134
Endesa SA (Spain)	208,453	3,928,620
Enel SpA (Italy)	1,899,905	10,217,963
Energisa SA (Brazil), UTS	96,500	808,306
Entergy Corp.	13,800	1,552,500
Evergy, Inc.	63,500	3,996,055
Eversource Energy	9,500	796,480
Exelon Corp.	244,600	10,574,058
FirstEnergy Corp.	14,500	608,130
Iberdrola SA (Spain)	508,295	5,933,583
NextEra Energy, Inc.	266,083	22,244,539
NRG Energy, Inc.	159,700	5,081,654
PG&E Corp.*	136,474	2,219,067
Pinnacle West Capital Corp.	3,000	228,120
Power Assets Holdings Ltd. (Hong Kong)	117,000	639,460
PPL Corp.	19,700	575,634
Southern Co. (The)	28,900	2,063,749
SSE PLC (United Kingdom)	410,737	8,447,604
Terna - Rete Elettrica Nazionale (Italy)	63,168	466,508
Xcel Energy, Inc.	60,577	4,247,053

		106,368,301

Electrical Equipment — 0.3%
ABB Ltd. (Switzerland)	108,653	3,311,474
AMETEK, Inc.	38,000	5,309,360
Eaton Corp. PLC	56,674	8,894,984
Emerson Electric Co.	15,800	1,517,748
Fuji Electric Co. Ltd. (Japan)	11,000	415,132
Generac Holdings, Inc.*	1,700	171,122
Hubbell, Inc.	30,400	7,134,272
nVent Electric PLC	17,100	657,837
Prysmian SpA (Italy)	18,575	690,164
Rockwell Automation, Inc.	3,100	798,467
Schneider Electric SE	8,881	1,247,200
Sunrun, Inc.*	131,300	3,153,826
Voltronic Power Technology Corp. (Taiwan)	11,000	551,889

		33,853,475

Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp. (Class A Stock)	51,428	3,915,728
CDW Corp.	3,600	642,888
Corning, Inc.	121,214	3,871,575
Halma PLC (United Kingdom)	27,635	658,126
Hamamatsu Photonics KK (Japan)	45,400	2,166,839
Hirose Electric Co. Ltd. (Japan)	8,500	1,066,082
Hon Hai Precision Industry Co. Ltd. (Taiwan)	331,000	1,072,848
Jabil, Inc.	25,700	1,752,740
Keyence Corp. (Japan)	9,013	3,499,250
Keysight Technologies, Inc.*	24,900	4,259,643
Littelfuse, Inc.	3,402	749,121
Samsung SDI Co. Ltd. (South Korea)	4,301	2,019,502
TDK Corp. (Japan)	45,000	1,464,012
TE Connectivity Ltd. (Switzerland)	8,500	975,800
Teledyne Technologies, Inc.*	1,200	479,892
Trimble, Inc.*	6,600	333,696

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Venture Corp. Ltd. (Singapore)	104,500	$1,331,976
Yokogawa Electric Corp. (Japan)	24,200	384,078
Zebra Technologies Corp. (Class A Stock)*	1,340	343,589

		30,987,385

Energy Equipment & Services — 0.2%
Baker Hughes Co.	131,010	3,868,726
Halliburton Co.	249,700	9,825,695
Schlumberger Ltd.	143,968	7,696,529
Tenaris SA	32,475	569,537

		21,960,487

Entertainment — 0.5%
Activision Blizzard, Inc.	128,006	9,798,859
Electronic Arts, Inc.	42,100	5,143,778
Live Nation Entertainment, Inc.*	29,600	2,064,304
NCSoft Corp. (South Korea)	1,095	391,160
NetEase, Inc. (China), ADR(a)	12,054	875,482
Netflix, Inc.*	49,980	14,738,103
Nintendo Co. Ltd. (Japan)	76,700	3,224,973
Take-Two Interactive Software, Inc.*	4,200	437,346
Walt Disney Co. (The)*	187,300	16,272,624
Warner Bros Discovery, Inc.*	59,200	561,216

		53,507,845

Equity Real Estate Investment Trusts (REITs) — 1.1%
Alexandria Real Estate Equities, Inc.	38,966	5,676,177
American Tower Corp.	35,700	7,563,402
Americold Realty Trust, Inc.	148,900	4,215,359
AvalonBay Communities, Inc.	25,230	4,075,150
Boston Properties, Inc.(a)	9,863	666,542
Camden Property Trust.	2,900	324,452
Cousins Properties, Inc.(a)	15,069	381,095
Crown Castle, Inc.	11,600	1,573,424
Digital Realty Trust, Inc.	7,800	782,106
Equinix, Inc.	16,040	10,506,681
Equity Residential	39,900	2,354,100
Essex Property Trust, Inc.	1,800	381,456
Extra Space Storage, Inc.(a)	3,700	544,566
Federal Realty Investment Trust	1,900	191,976
Gaming & Leisure Properties, Inc.	22,225	1,157,700
GLP J-REIT (Japan)	360	414,604
Goodman Group (Australia)	385,020	4,527,971
Healthpeak Properties, Inc.	14,500	363,515
Host Hotels & Resorts, Inc.	187,100	3,002,955
Hudson Pacific Properties, Inc.(a)	148,200	1,441,986
Invitation Homes, Inc.	15,600	462,384
Iron Mountain, Inc.(a)	7,800	388,830
Japan Real Estate Investment Corp. (Japan)	230	1,010,228
JBG SMITH Properties	33,600	637,728
Kimco Realty Corp.	17,200	364,296
Klepierre SA (France)*	181,525	4,189,711
Lamar Advertising Co. (Class A Stock)	22,400	2,114,560
Mid-America Apartment Communities, Inc.	14,100	2,213,559

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Nomura Real Estate Master Fund, Inc. (Japan)	340	$421,223
Prologis, Inc.	87,093	9,817,994
Public Storage	27,800	7,789,282
Realty Income Corp.(a)	16,500	1,046,595
Regency Centers Corp.	4,300	268,750
SBA Communications Corp.	35,880	10,057,523
Scentre Group (Australia)	352,570	686,299
Simon Property Group, Inc.	69,800	8,200,104
Stockland (Australia)	879,930	2,167,143
UDR, Inc.	8,200	317,586
Unibail-Rodamco-Westfield (France)*	18,360	959,791
Ventas, Inc.	181,309	8,167,970
VICI Properties, Inc.(a)	46,600	1,509,840
Vicinity Ltd. (Australia)	326,960	441,494
Vornado Realty Trust(a)	4,600	95,726
Welltower, Inc.	12,400	812,820
Weyerhaeuser Co.	77,800	2,411,800

		116,698,453

Food & Staples Retailing — 0.8%
Albertson’s Cos., Inc. (Class A Stock)	189,600	3,932,304
BIM Birlesik Magazalar A/S (Turkey)	82,902	605,835
Carrefour SA (France)	59,975	1,003,139
Coles Group Ltd. (Australia)	98,957	1,121,740
Costco Wholesale Corp.	44,166	20,161,779
Endeavour Group Ltd. (Australia)	99,268	432,007
J Sainsbury PLC (United Kingdom)	165,220	433,342
Kesko OYJ (Finland) (Class B Stock)	47,583	1,051,403
Koninklijke Ahold Delhaize NV (Netherlands)	340,943	9,802,549
Kroger Co. (The)	84,300	3,758,094
Loblaw Cos. Ltd. (Canada)	14,338	1,267,759
Performance Food Group Co.*	19,357	1,130,255
Sysco Corp.	55,577	4,248,862
Tesco PLC (United Kingdom)	372,870	1,004,836
Walgreens Boots Alliance, Inc.(a)	19,200	717,312
Wal-Mart de Mexico SAB de CV (Mexico)	222,210	785,458
Walmart, Inc.	189,247	26,833,332
Woolworths Group Ltd. (Australia)	89,494	2,043,634

		80,333,640

Food Products — 0.9%
Archer-Daniels-Midland Co.	75,300	6,991,605
AVI Ltd. (South Africa)	89,245	395,334
Bunge Ltd.	37,100	3,701,467
Campbell Soup Co.(a)	5,600	317,800
Conagra Brands, Inc.	12,800	495,360
Darling Ingredients, Inc.*	12,479	781,060
General Mills, Inc.	15,900	1,333,215
Gruma SAB de CV (Mexico) (Class B Stock)	35,549	474,899
Hershey Co. (The)	46,994	10,882,400
Hormel Foods Corp.	8,000	364,400
J.M. Smucker Co. (The)	2,800	443,688
Kellogg Co.	7,000	498,680
Kraft Heinz Co. (The)	20,800	846,768

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Food Products (cont’d.)
Lamb Weston Holdings, Inc.	102,000	$9,114,720
McCormick & Co., Inc.	6,700	555,363
Mondelez International, Inc. (Class A Stock)	163,478	10,895,809
Mowi ASA (Norway)	50,175	854,997
Nestle SA	197,233	22,782,272
Orkla ASA (Norway)	252,585	1,822,990
Pilgrim’s Pride Corp.*	194,600	4,617,858
Post Holdings, Inc.*	18,800	1,696,888
Tyson Foods, Inc. (Class A Stock)	112,900	7,028,025
Viscofan SA (Spain)	4,334	279,145
WH Group Ltd. (Hong Kong), 144A	3,941,000	2,298,542
Wilmar International Ltd. (China)	2,095,100	6,527,025

		96,000,310

Gas Utilities — 0.1%
APA Group (Australia)	38,945	284,665
Atmos Energy Corp.(a)	3,700	414,659
Osaka Gas Co. Ltd. (Japan)	31,900	514,008
Tokyo Gas Co. Ltd. (Japan)	28,800	563,898
UGI Corp.	155,600	5,768,092

		7,545,322

Health Care Equipment & Supplies — 0.9%
Abbott Laboratories	214,960	23,600,458
Alcon, Inc. (Switzerland)	28,923	1,984,666
Align Technology, Inc.*	1,840	388,056
Baxter International, Inc.	136,900	6,977,793
Becton, Dickinson & Co.	13,232	3,364,898
Boston Scientific Corp.*	103,140	4,772,288
Cochlear Ltd. (Australia)	5,056	698,271
Cooper Cos., Inc. (The)	1,200	396,804
DENTSPLY SIRONA, Inc.	5,800	184,672
Dexcom, Inc.*	80,980	9,170,175
Edwards Lifesciences Corp.*	28,000	2,089,080
Enovis Corp.*	12,600	674,352
Hologic, Inc.*	15,400	1,152,074
Hoya Corp. (Japan).	12,300	1,178,077
IDEXX Laboratories, Inc.*	2,280	930,149
Intuitive Surgical, Inc.*	15,011	3,983,169
Medtronic PLC	209,344	16,270,216
Olympus Corp. (Japan)	124,100	2,188,825
ResMed, Inc.	4,000	832,520
STERIS PLC	26,300	4,857,347
Straumann Holding AG (Switzerland)	4,700	538,954
Stryker Corp.	12,000	2,933,880
Teleflex, Inc.	1,200	299,556
Zimmer Biomet Holdings, Inc.	59,200	7,548,000

		97,014,280

Health Care Providers & Services — 1.5%
Acadia Healthcare Co., Inc.*	13,763	1,132,970
AmerisourceBergen Corp.	11,084	1,836,730
Cardinal Health, Inc.(a)	57,800	4,443,086
Centene Corp.*	40,698	3,337,643
Cigna Corp.	52,976	17,553,068
CVS Health Corp.	183,824	17,130,558
DaVita, Inc.*	1,600	119,472

	Shares	Value

COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
Elevance Health, Inc.	13,180	$6,760,945
Fresenius SE & Co. KGaA (Germany)	70,617	1,972,468
HCA Healthcare, Inc.	5,700	1,367,772
Henry Schein, Inc.*(a)	3,800	303,506
Humana, Inc.	10,900	5,582,871
Laboratory Corp. of America Holdings	2,400	565,152
McKesson Corp.	9,600	3,601,152
Medipal Holdings Corp. (Japan)	150,400	1,987,873
Molina Healthcare, Inc.*	19,100	6,307,202
Quest Diagnostics, Inc.	3,200	500,608
Sonic Healthcare Ltd. (Australia)	389,835	7,933,541
Tenet Healthcare Corp.*	14,400	702,576
UnitedHealth Group, Inc.	130,649	69,267,487
Universal Health Services, Inc. (Class B Stock)	1,800	253,602

		152,660,282

Hotels, Restaurants & Leisure — 1.1%
Airbnb, Inc. (Class A Stock)*	18,823	1,609,367
Aristocrat Leisure Ltd. (Australia)	228,003	4,698,186
Booking Holdings, Inc.*	3,460	6,972,869
Boyd Gaming Corp.	7,097	386,999
Caesars Entertainment, Inc.*	28,400	1,181,440
Carnival Corp.*(a)	26,600	214,396
Chipotle Mexican Grill, Inc.*	5,140	7,131,699
Compass Group PLC (United Kingdom)	609,588	14,076,626
Darden Restaurants, Inc.	3,400	470,322
Domino’s Pizza, Inc.	820	284,048
Evolution AB (Sweden), 144A	13,693	1,333,759
Expedia Group, Inc.*	8,949	783,932
Genting Singapore Ltd. (Singapore)	690,000	492,424
Hilton Worldwide Holdings, Inc.	48,300	6,103,188
InterContinental Hotels Group PLC (United Kingdom)	13,150	754,531
La Francaise des Jeux SAEM (France), 144A	68,285	2,747,689
Las Vegas Sands Corp.*	81,800	3,932,126
Lottery Corp. Ltd. (The) (Australia)*	275,391	839,415
Marriott International, Inc. (Class A Stock)	82,120	12,226,847
McDonald’s Corp.	94,727	24,963,406
MGM Resorts International	9,100	305,123
Norwegian Cruise Line Holdings Ltd.*	12,300	150,552
Oriental Land Co. Ltd. (Japan)	29,900	4,351,173
Penn Entertainment, Inc.*(a)	12,492	371,012
Royal Caribbean Cruises Ltd.*(a)	5,900	291,637
Sodexo SA (France)	23,589	2,256,959
Starbucks Corp.	175,524	17,411,981
Whitbread PLC (United Kingdom)	32,554	1,006,523
Wynn Resorts Ltd.*	2,900	239,163
Yum! Brands, Inc.	7,600	973,408

		118,560,800

Household Durables — 0.1%
D.R. Horton, Inc.(a)	8,400	748,776
Garmin Ltd.	4,100	378,389
Lennar Corp. (Class A Stock)	40,550	3,669,775

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Household Durables (cont’d.)
Mohawk Industries, Inc.*	7,400	$756,428
Newell Brands, Inc.(a)	11,200	146,496
NVR, Inc.*	80	369,006
PulteGroup, Inc.	6,400	291,392
Sekisui Chemical Co. Ltd. (Japan)	70,500	982,650
Sony Group Corp. (Japan)	19,400	1,478,700
Toll Brothers, Inc.	34,437	1,719,095
Whirlpool Corp.(a)	1,500	212,190

		10,752,897

Household Products — 0.6%
Church & Dwight Co., Inc.	6,700	540,087
Clorox Co. (The)(a)	3,400	477,122
Colgate-Palmolive Co.	100,300	7,902,637
Essity AB (Sweden) (Class B Stock)	18,002	471,422
Henkel AG & Co. KGaA (Germany)	8,617	553,769
Kimberly-Clark Corp.	52,700	7,154,025
Procter & Gamble Co. (The)	260,066	39,415,603
Reckitt Benckiser Group PLC (United Kingdom)	93,915	6,509,847

		63,024,512

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	141,500	4,069,540
Vistra Corp.	102,100	2,368,720

		6,438,260

Industrial Conglomerates — 0.4%
3M Co.	76,880	9,219,450
General Electric Co.	49,700	4,164,363
Hitachi Ltd. (Japan)	90,300	4,543,560
Honeywell International, Inc.	77,600	16,629,680
Jardine Matheson Holdings Ltd. (Hong Kong)	97,800	4,975,168
Siemens AG (Germany)	3,925	541,066
Smiths Group PLC (United Kingdom)	303,584	5,826,407

		45,899,694

Insurance — 1.7%
Aflac, Inc.	16,100	1,158,234
Ageas SA/NV (Belgium)	10,515	466,570
AIA Group Ltd. (Hong Kong)	155,800	1,720,560
Allstate Corp. (The)	7,500	1,017,000
American International Group, Inc.	152,100	9,618,804
Aon PLC (Class A Stock)	17,200	5,162,408
Arch Capital Group Ltd.*	21,900	1,374,882
Arthur J. Gallagher & Co.	13,031	2,456,865
Assurant, Inc.	1,700	212,602
AXA SA (France)	405,205	11,287,204
Axis Capital Holdings Ltd.	8,922	483,305
Brown & Brown, Inc.	7,100	404,487
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	574,000	1,269,295
Chubb Ltd.	112,720	24,866,032
Cincinnati Financial Corp.	4,600	470,994
Dai-ichi Life Holdings, Inc. (Japan)	476,600	10,763,236
Everest Re Group Ltd.	1,100	364,397

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
Fairfax Financial Holdings Ltd. (Canada)	1,624	$962,010
Globe Life, Inc.	2,900	349,595
Hartford Financial Services Group, Inc. (The)	35,991	2,729,197
iA Financial Corp., Inc. (Canada)	8,988	526,203
Japan Post Holdings Co. Ltd. (Japan)	952,000	8,010,087
Japan Post Insurance Co. Ltd. (Japan)	372,100	6,544,170
Lincoln National Corp.(a)	5,300	162,816
Loews Corp.	6,100	355,813
Manulife Financial Corp. (Canada)	78,399	1,398,328
Marsh & McLennan Cos., Inc.	79,718	13,191,735
MetLife, Inc.	172,792	12,504,957
MS&AD Insurance Group Holdings, Inc. (Japan)	90,200	2,883,678
Muenchener Rueckversicherungs-Gesellschaft AGin Muenchen (Germany)	3,790	1,225,954
NN Group NV (Netherlands)	194,627	7,958,727
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	209,000	1,373,077
Poste Italiane SpA (Italy), 144A	445,609	4,347,572
Principal Financial Group, Inc.	6,700	562,264
Progressive Corp. (The)	112,713	14,620,003
Reinsurance Group of America, Inc.	23,400	3,324,906
RenaissanceRe Holdings Ltd. (Bermuda)	6,507	1,198,785
Sampo OYJ (Finland) (Class A Stock)	74,650	3,898,933
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	6,509	1,029,985
Suncorp Group Ltd. (Australia)	55,429	451,681
Tokio Marine Holdings, Inc. (Japan)	160,400	3,426,528
Travelers Cos., Inc. (The)	6,600	1,237,434
Unum Group	57,800	2,371,534
W.R. Berkley Corp.	6,000	435,420
Willis Towers Watson PLC(a)	3,100	758,198
Zurich Insurance Group AG (Switzerland)	11,920	5,698,682

		176,635,147

Interactive Media & Services — 1.3%
Alphabet, Inc. (Class A Stock)*	660,477	58,273,886
Alphabet, Inc. (Class C Stock)*	468,400	41,561,132
carsales.com Ltd. (Australia)	29,003	408,146
Match Group, Inc.*	7,800	323,622
Meta Platforms, Inc. (Class A Stock)*	268,599	32,323,203
Pinterest, Inc. (Class A Stock)*	25,500	619,140
Scout24 SE (Germany), 144A	7,300	367,436
Tencent Holdings Ltd. (China)	30,800	1,305,931

		135,182,496

Internet & Direct Marketing Retail — 0.8%
Alibaba Group Holding Ltd. (China)*	78,200	858,082
Amazon.com, Inc.*	789,528	66,320,352
Coupang, Inc. (South Korea)*	119,114	1,752,167
eBay, Inc.(a)	96,600	4,006,002
Etsy, Inc.*	10,600	1,269,668
JD.com, Inc. (China) (Class A Stock)	25,902	723,097

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Internet & Direct Marketing Retail (cont’d.)
MercadoLibre, Inc. (Brazil)*	5,581	$4,722,865
ZOZO, Inc. (Japan)	29,500	728,525

		80,380,758

IT Services — 1.7%
Accenture PLC (Class A Stock)	41,557	11,089,070
Adyen NV (Netherlands), 144A*	2,611	3,624,720
Akamai Technologies, Inc.*(a)	4,300	362,490
Amadeus IT Group SA (Spain)*	11,072	574,391
Automatic Data Processing, Inc.	64,200	15,334,812
Broadridge Financial Solutions, Inc.	3,100	415,803
Capgemini SE (France)	41,080	6,867,598
Cognizant Technology Solutions Corp. (Class A Stock)	45,600	2,607,864
Computershare Ltd.	87,786	1,546,442
DXC Technology Co.*	75,700	2,006,050
Edenred (France)	19,385	1,055,036
EPAM Systems, Inc.*	19,400	6,358,156
Fidelity National Information Services, Inc.	33,300	2,259,405
Fiserv, Inc.*	17,100	1,728,297
FleetCor Technologies, Inc.*	2,000	367,360
Fujitsu Ltd. (Japan)	23,400	3,119,633
Gartner, Inc.*	6,980	2,346,257
Global Payments, Inc.	7,400	734,968
GMO Payment Gateway, Inc. (Japan)	6,481	535,972
GoDaddy, Inc. (Class A Stock)*	8,500	635,970
International Business Machines Corp.	111,330	15,685,284
Jack Henry & Associates, Inc.	1,900	333,564
Kyndryl Holdings, Inc.*	90,700	1,008,584
Mastercard, Inc. (Class A Stock)	118,864	41,332,579
NEC Corp. (Japan)	16,200	568,122
NTT Data Corp. (Japan)	115,500	1,683,151
Otsuka Corp. (Japan)	45,700	1,440,481
Paychex, Inc.	8,500	982,260
PayPal Holdings, Inc.*	53,400	3,803,148
SS&C Technologies Holdings, Inc.	91,600	4,768,696
TIS, Inc. (Japan)	73,400	1,929,082
Twilio, Inc. (Class A Stock)*	25,600	1,253,376
VeriSign, Inc.*	13,400	2,752,896
Visa, Inc. (Class A Stock)(a)	181,866	37,784,480
WEX, Inc.*	6,935	1,134,913

		180,030,910

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	16,000	1,002,871
Hasbro, Inc.	3,700	225,737
Sankyo Co. Ltd. (Japan)	25,300	1,033,661
Shimano, Inc. (Japan)	5,400	853,302

		3,115,571

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	55,554	8,313,656
Avantor, Inc.*	286,400	6,040,176
Bio-Rad Laboratories, Inc. (Class A Stock)*	420	176,606
Bio-Techne Corp.	4,000	331,520

	Shares	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services (cont’d.)
Charles River Laboratories International, Inc.*	1,300	$283,270
Danaher Corp.	44,664	11,854,719
Eurofins Scientific SE (Luxembourg)	23,128	1,660,549
ICON PLC*	5,932	1,152,291
Illumina, Inc.*	4,300	869,460
IQVIA Holdings, Inc.*	29,571	6,058,802
Lonza Group AG (Switzerland)	2,918	1,432,375
Mettler-Toledo International, Inc.*	600	867,270
PerkinElmer, Inc.	3,500	490,770
Sotera Health Co.*	568,300	4,733,939
Syneos Health, Inc.*	44,200	1,621,256
Thermo Fisher Scientific, Inc.	24,680	13,591,029
Waters Corp.*	1,600	548,128
West Pharmaceutical Services, Inc.	1,900	447,165

		60,472,981

Machinery — 1.2%
Aalberts NV (Netherlands)	17,923	698,143
AGCO Corp.	43,000	5,963,670
Alfa Laval AB (Sweden)	19,975	577,824
Atlas Copco AB (Sweden) (Class A Stock)	442,116	5,238,367
Atlas Copco AB (Sweden) (Class B Stock)	117,864	1,257,568
Caterpillar, Inc.	52,786	12,645,414
CNH Industrial NV (United Kingdom)	77,862	1,249,062
Cummins, Inc.	3,800	920,702
Daimler Truck Holding AG (Germany)*	33,355	1,025,390
Deere & Co.	50,786	21,775,005
Doosan Bobcat, Inc. (South Korea)	17,389	475,785
Dover Corp.	20,301	2,748,958
Epiroc AB (Sweden) (Class A Stock)	54,430	991,122
Epiroc AB (Sweden) (Class B Stock)	29,400	472,964
Esab Corp.	82,800	3,884,976
Fortive Corp.	46,694	3,000,090
GEA Group AG (Germany)	71,325	2,900,613
Haitian International Holdings Ltd. (China)	111,000	295,841
Hitachi Construction Machinery Co. Ltd. (Japan)	221,900	4,945,363
Hoshizaki Corp. (Japan)	13,400	471,171
IDEX Corp.	17,000	3,881,610
Illinois Tool Works, Inc.	7,500	1,652,250
Ingersoll Rand, Inc.	11,100	579,975
Komatsu Ltd. (Japan)	358,200	7,742,180
Lincoln Electric Holdings, Inc.	9,000	1,300,410
Nordson Corp.	1,500	356,580
OSG Corp. (Japan)	48,600	665,452
Otis Worldwide Corp.	40,747	3,190,898
PACCAR, Inc.	96,500	9,550,605
Parker-Hannifin Corp.	31,204	9,080,364
Pentair PLC	4,500	202,410
Sandvik AB (Sweden)	28,625	517,299
Snap-on, Inc.	1,400	319,886
Spirax-Sarco Engineering PLC (United Kingdom)	5,544	708,138
Stanley Black & Decker, Inc.	4,000	300,480

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Timken Co. (The)	41,500	$2,932,805
Volvo AB (Sweden) (Class B Stock)	397,139	7,173,759
Westinghouse Air Brake Technologies Corp.	4,800	479,088
Xylem, Inc.	4,800	530,736

		122,702,953

Marine — 0.2%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	265	584,023
AP Moller - Maersk A/S (Denmark) (Class B Stock)	3,578	8,009,728
Kuehne + Nagel International AG (Switzerland)	30,407	7,069,103
Nippon Yusen KK (Japan)	37,200	877,200
SITC International Holdings Co. Ltd. (China)	1,525,000	3,380,071

		19,920,125

Media — 0.4%
Charter Communications, Inc. (Class A Stock)*	2,920	990,172
Comcast Corp. (Class A Stock)	591,089	20,670,382
Dentsu Group, Inc. (Japan)	117,000	3,670,370
DISH Network Corp. (Class A Stock)*	7,200	101,088
Fox Corp. (Class A Stock)	35,000	1,062,950
Fox Corp. (Class B Stock)	4,300	122,335
Informa PLC (United Kingdom)	118,298	882,475
Interpublic Group of Cos., Inc. (The)	10,900	363,079
News Corp. (Class A Stock)	10,400	189,280
News Corp. (Class B Stock)	4,100	75,604
Omnicom Group, Inc.	5,500	448,635
Paramount Global (Class B Stock)(a)	14,100	238,008
Publicis Groupe SA (France)	140,863	8,998,656
WPP PLC (United Kingdom)	743,540	7,346,166

		45,159,200

Metals & Mining — 0.6%
ArcelorMittal SA (Luxembourg)	177,033	4,670,512
Barrick Gold Corp. (Canada)(a)	135,905	2,334,848
BHP Group Ltd. (Australia)	424,494	13,149,527
BlueScope Steel Ltd. (Australia)	579,604	6,605,881
Boliden AB (Sweden)	20,148	756,803
Fortescue Metals Group Ltd. (Australia)	133,076	1,860,024
Freeport-McMoRan, Inc.	38,300	1,455,400
Glencore PLC (Australia)	1,728,280	11,525,289
Newmont Corp.	21,200	1,000,640
Nippon Steel Corp. (Japan)	402,300	6,980,364
Norsk Hydro ASA (Norway)	109,440	817,776
Nucor Corp.	7,100	935,851
Pilbara Minerals Ltd. (Australia)*	187,486	474,761
Rio Tinto Ltd. (Australia)	28,326	2,235,646
Rio Tinto PLC (Australia)	25,487	1,793,878
South32 Ltd. (Australia)	348,432	955,271
Steel Dynamics, Inc.	67,100	6,555,670
Sumitomo Metal Mining Co. Ltd. (Japan)	19,600	688,722
United States Steel Corp.	28,800	721,440

	Shares	Value

COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Vale SA (Brazil)	18,900	$320,205

		65,838,508

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Rithm Capital Corp.	420,200	3,433,034
Starwood Property Trust, Inc.	20,013	366,838

		3,799,872

Multiline Retail — 0.3%
Dollar General Corp.	87,868	21,637,495
Dollar Tree, Inc.*	5,600	792,064
Dollarama, Inc. (Canada)	6,234	364,602
Macy’s, Inc.	226,000	4,666,900
Target Corp.	12,400	1,848,096
Wesfarmers Ltd. (Australia)	16,845	525,350

		29,834,507

Multi-Utilities — 0.5%
Ameren Corp.	56,177	4,995,259
CenterPoint Energy, Inc.	244,257	7,325,267
CMS Energy Corp.	66,722	4,225,504
Consolidated Edison, Inc.	9,500	905,445
Dominion Energy, Inc.	90,822	5,569,205
DTE Energy Co.	32,400	3,807,972
E.ON SE (Germany)	1,004,423	9,985,982
Engie SA (France)	468,227	6,698,497
NiSource, Inc.	10,900	298,878
Public Service Enterprise Group, Inc.	28,798	1,764,454
Sempra Energy	46,900	7,247,926
WEC Energy Group, Inc.	8,400	787,584

		53,611,973

Oil, Gas & Consumable Fuels — 2.6%
APA Corp.	8,700	406,116
BP PLC (United Kingdom)	1,912,056	11,032,451
Canadian Natural Resources Ltd. (Canada)	4,580	254,335
Cenovus Energy, Inc. (Canada)	43,589	845,704
Cheniere Energy, Inc.	64,707	9,703,462
Chevron Corp.	244,458	43,877,766
China Petroleum & Chemical Corp. (China) (Class H Stock)	2,154,000	1,037,823
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	244,500	704,326
ConocoPhillips	272,920	32,204,560
Coterra Energy, Inc.	21,300	523,341
Devon Energy Corp.	27,076	1,665,445
Diamondback Energy, Inc.	32,667	4,468,192
Eni SpA (Italy)	512,865	7,292,668
EOG Resources, Inc.	37,084	4,803,120
EQT Corp.(a)	9,700	328,151
Equinor ASA (Norway)	271,502	9,757,857
Exxon Mobil Corp.	459,002	50,627,921
Harbour Energy PLC (United Kingdom)	75,974	280,365
Hess Corp.	46,637	6,614,059
Inpex Corp. (Japan)	507,700	5,455,451
Kinder Morgan, Inc.	53,100	960,048
LUKOIL PJSC (Russia), ADR*^(a)	15,069	2

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Marathon Oil Corp.	18,100	$489,967
Marathon Petroleum Corp.	56,100	6,529,479
Occidental Petroleum Corp.	19,900	1,253,501
ONEOK, Inc.	11,900	781,830
Ovintiv, Inc.	53,000	2,687,630
PDC Energy, Inc.	5,834	370,342
Petroleo Brasileiro SA (Brazil), ADR(a)	47,820	509,283
Phillips 66	12,800	1,332,224
Pioneer Natural Resources Co.	50,585	11,553,108
Repsol SA (Spain)	102,612	1,633,278
Shell PLC (Netherlands)	632,994	17,844,618
Suncor Energy, Inc. (Canada)	31,445	997,461
Targa Resources Corp.	5,900	433,650
TotalEnergies SE (France)(a)	207,679	13,036,676
Valero Energy Corp.	102,404	12,990,971
Williams Cos., Inc. (The)	204,307	6,721,700

		272,008,881

Paper & Forest Products — 0.0%
Oji Holdings Corp. (Japan)	115,500	466,503
Stora Enso OYJ (Finland) (Class R Stock)	217,154	3,061,765

		3,528,268

Personal Products — 0.3%
Amorepacific Corp. (South Korea)	6,372	697,382
Coty, Inc. (Class A Stock)*	94,000	804,640
Estee Lauder Cos., Inc. (The) (Class A Stock)	6,300	1,563,093
Haleon PLC*	385,953	1,527,068
Kao Corp. (Japan)	6,900	273,933
L’Oreal SA (France)	31,518	11,286,525
Unilever PLC (United Kingdom)	316,150	15,961,731

		32,114,372

Pharmaceuticals — 3.3%
Astellas Pharma, Inc. (Japan)	176,300	2,680,753
AstraZeneca PLC (United Kingdom)	101,815	13,777,543
AstraZeneca PLC (United Kingdom), ADR	159,931	10,843,322
Bayer AG (Germany)	168,646	8,680,227
Bristol-Myers Squibb Co.	424,439	30,538,386
Catalent, Inc.*	4,800	216,048
Chugai Pharmaceutical Co. Ltd. (Japan)	48,900	1,247,281
Elanco Animal Health, Inc.*	49,500	604,890
Eli Lilly & Co.	97,960	35,837,686
GSK PLC	739,162	12,775,111
Ipsen SA (France)	28,456	3,060,745
Jazz Pharmaceuticals PLC*	40,565	6,462,410
Johnson & Johnson	266,346	47,050,021
Kalbe Farma Tbk PT (Indonesia)	2,154,100	289,181
Kyowa Kirin Co. Ltd. (Japan)	44,100	1,010,066
Merck & Co., Inc.	278,416	30,890,255
Merck KGaA (Germany)	24,229	4,674,753
Novartis AG (Switzerland)	231,077	20,911,881
Novo Nordisk A/S (Denmark), ADR	5,443	736,656

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Novo Nordisk A/S (Denmark) (Class B Stock)	185,517	$25,196,096
Ono Pharmaceutical Co. Ltd. (Japan)	89,800	2,098,948
Organon & Co.	6,800	189,924
Orion OYJ (Finland) (Class B Stock)	8,820	483,540
Pfizer, Inc.	639,560	32,771,054
Roche Holding AG	86,789	27,272,363
Sanofi (France)	197,398	19,034,415
Shionogi & Co. Ltd. (Japan)	20,800	1,037,777
Takeda Pharmaceutical Co. Ltd. (Japan)	14,700	459,326
Viatris, Inc.	33,800	376,194
Zoetis, Inc.	12,500	1,831,875

		343,038,727

Professional Services — 0.3%
Booz Allen Hamilton Holding Corp.	31,832	3,327,081
CoStar Group, Inc.*	123,100	9,513,168
Equifax, Inc.	3,300	641,388
Experian PLC (United Kingdom)	17,181	581,892
Jacobs Solutions, Inc.	3,400	408,238
Leidos Holdings, Inc.	36,197	3,807,562
Persol Holdings Co. Ltd. (Japan)	40,600	863,552
Randstad NV (Netherlands)	61,222	3,740,812
RELX PLC (United Kingdom)	19,725	545,357
Robert Half International, Inc.(a)	2,900	214,107
Verisk Analytics, Inc.	4,200	740,964
Wolters Kluwer NV (Netherlands)	92,738	9,703,670

		34,087,791

Real Estate Management & Development — 0.2%
Aroundtown SA (Germany)	196,940	458,756
Capitaland India Trust (Singapore), UTS	373,300	314,877
Capitaland Investment Ltd. (Singapore)	218,400	603,591
CBRE Group, Inc. (Class A Stock)*	19,394	1,492,562
City Developments Ltd. (Singapore)	304,100	1,869,401
CK Asset Holdings Ltd. (Hong Kong)	941,500	5,774,384
Daito Trust Construction Co. Ltd. (Japan)	10,200	1,044,305
Emaar Properties PJSC (United Arab Emirates)	378,988	602,944
Howard Hughes Corp. (The)*	5,451	416,565
LEG Immobilien SE (Germany)	8,960	584,360
New World Development Co. Ltd. (Hong Kong)	160,000	448,828
Nomura Real Estate Holdings, Inc. (Japan)	39,400	842,482
Opendoor Technologies, Inc.*(a)	1,129,800	1,310,568
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	128,000	745,490

		16,509,113

Road & Rail — 0.4%
CSX Corp.	269,200	8,339,816
Hertz Global Holdings, Inc.*(a)	40,100	617,139
J.B. Hunt Transport Services, Inc.	6,435	1,122,007
Norfolk Southern Corp.	26,122	6,436,983

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Road & Rail (cont’d.)
Old Dominion Freight Line, Inc.	2,500	$709,450
Ryder System, Inc.	36,300	3,033,591
Sankyu, Inc. (Japan)	19,900	728,061
TFI International, Inc. (Canada)(a)	22,351	2,240,464
Uber Technologies, Inc.*	74,351	1,838,700
Union Pacific Corp.	87,308	18,078,868
XPO, Inc.*(a)	41,000	1,364,890

		44,509,969

Semiconductors & Semiconductor Equipment — 2.0%
Advanced Micro Devices, Inc.*	68,810	4,456,824
Analog Devices, Inc.	60,197	9,874,114
Applied Materials, Inc.	23,300	2,268,954
ASML Holding NV (Netherlands) (XAMS)	28,991	15,807,404
ASML Holding NV (Netherlands) (NYSE)(a)	1,946	1,063,294
Broadcom, Inc.	55,240	30,886,341
Cirrus Logic, Inc.*(a)	10,800	804,384
Daqo New Energy Corp. (China), ADR*	5,505	212,548
Enphase Energy, Inc.*	38,998	10,332,910
First Solar, Inc.*	28,300	4,239,057
Infineon Technologies AG (Germany)	234,055	7,113,383
Intel Corp.	547,900	14,480,997
KLA Corp.	5,800	2,186,774
Lam Research Corp.	15,313	6,436,054
Lasertec Corp. (Japan)	11,498	1,877,287
Lattice Semiconductor Corp.*	89,800	5,826,224
Microchip Technology, Inc.	132,300	9,294,075
Micron Technology, Inc.	29,500	1,474,410
Monolithic Power Systems, Inc.	1,240	438,476
Novatek Microelectronics Corp. (Taiwan)	36,000	368,018
NVIDIA Corp.	184,671	26,987,820
NXP Semiconductors NV (China)	63,857	10,091,322
ON Semiconductor Corp.*	44,000	2,744,280
Qorvo, Inc.*	2,700	244,728
QUALCOMM, Inc.	143,657	15,793,651
Renesas Electronics Corp. (Japan)*	88,000	777,767
Rohm Co. Ltd. (Japan)	11,600	831,597
Skyworks Solutions, Inc.	4,400	400,972
SolarEdge Technologies, Inc.*(a)	1,500	424,905
STMicroelectronics NV (Singapore)	116,892	4,153,881
SUMCO Corp. (Japan)	482,000	6,385,824
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	35,429	2,639,106
Teradyne, Inc.	17,239	1,505,827
Texas Instruments, Inc.	56,184	9,282,720

		211,705,928

Software — 2.9%
Adobe, Inc.*	60,850	20,477,851
ANSYS, Inc.*	2,300	555,657
Autodesk, Inc.*	16,900	3,158,103
Cadence Design Systems, Inc.*	12,100	1,943,744
Ceridian HCM Holding, Inc.*	3,900	250,185
Check Point Software Technologies Ltd. (Israel)*	32,199	4,062,226

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
Constellation Software, Inc. (Canada)	697	$1,088,205
CyberArk Software Ltd.*	15,033	1,949,028
Dassault Systemes SE (France)	264,635	9,516,187
Fair Isaac Corp.*(a)	2,200	1,316,876
Fortinet, Inc.*	17,500	855,575
Gen Digital, Inc.	15,900	340,737
HubSpot, Inc.*	2,713	784,410
Intuit, Inc.	11,081	4,312,947
Microsoft Corp.	759,077	182,041,846
Nice Ltd. (Israel)*	2,180	419,384
Oracle Corp.	124,979	10,215,784
Paycom Software, Inc.*	25,000	7,757,750
PTC, Inc.*	2,800	336,112
Roper Technologies, Inc.	21,700	9,376,353
Sage Group PLC (The) (United Kingdom)	60,625	545,910
Salesforce, Inc.*	73,937	9,803,307
SAP SE (Germany)	7,540	778,435
ServiceNow, Inc.*	31,100	12,075,197
Synopsys, Inc.*	35,400	11,302,866
Tyler Technologies, Inc.*	1,160	373,996
WiseTech Global Ltd. (Australia)	67,476	2,320,664

		297,959,335

Specialty Retail — 1.0%
Advance Auto Parts, Inc.	9,488	1,395,021
AutoZone, Inc.*	530	1,307,075
Bath & Body Works, Inc.	91,700	3,864,238
Best Buy Co., Inc.	17,093	1,371,029
CarMax, Inc.*(a)	4,200	255,738
Chow Tai Fook Jewellery Group Ltd. (China)	484,200	983,972
Fast Retailing Co. Ltd. (Japan)	14,600	8,884,590
Five Below, Inc.*(a)	4,000	707,480
Home Depot, Inc. (The)	91,046	28,757,790
Industria de Diseno Textil SA (Spain)	374,360	9,943,395
JD Sports Fashion PLC (United Kingdom)	2,863,374	4,351,261
Lithia Motors, Inc.(a)	8,900	1,822,186
Lowe’s Cos., Inc.	59,388	11,832,465
O’Reilly Automotive, Inc.*	9,201	7,765,920
Ross Stores, Inc.	37,800	4,387,446
TJX Cos., Inc. (The)	132,161	10,520,016
Tractor Supply Co.	3,000	674,910
Ulta Beauty, Inc.*	12,254	5,747,984
USS Co. Ltd. (Japan)	52,900	839,368

		105,411,884

Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.	1,435,237	186,480,343
Hewlett Packard Enterprise Co.	194,800	3,109,008
HP, Inc.	24,400	655,628
NetApp, Inc.	6,100	366,366
Pure Storage, Inc. (Class A Stock)*	198,400	5,309,184
Samsung Electronics Co. Ltd. (South Korea)	36,389	1,597,231
Seagate Technology Holdings PLC	18,780	988,016
Seiko Epson Corp. (Japan)	280,000	4,073,730

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals (cont’d.)
Western Digital Corp.*	8,700	$274,485

		202,853,991

Textiles, Apparel & Luxury Goods — 0.8%
Brunello Cucinelli SpA (Italy)	21,350	1,579,707
Burberry Group PLC (United Kingdom)	47,794	1,161,976
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	118,288	15,337,217
Deckers Outdoor Corp.*	10,900	4,350,844
Hermes International (France)	10,296	15,936,690
Lululemon Athletica, Inc.*	18,417	5,900,438
LVMH Moet Hennessy Louis Vuitton SE (France)	37,696	27,431,126
NIKE, Inc. (Class B Stock)	63,203	7,395,383
PVH Corp.	60,000	4,235,400
Ralph Lauren Corp.(a)	7,486	791,046
Tapestry, Inc.	7,000	266,560
VF Corp.(a)	8,900	245,729

		84,632,116

Tobacco — 0.5%
Altria Group, Inc.	146,300	6,687,373
British American Tobacco PLC (United Kingdom)	395,370	15,640,107
Imperial Brands PLC (United Kingdom)	261,200	6,506,789
Japan Tobacco, Inc. (Japan)	517,500	10,432,921
Philip Morris International, Inc.	123,066	12,455,510

		51,722,700

Trading Companies & Distributors — 0.5%
AerCap Holdings NV (Ireland)*(a)	9,300	542,376
Ashtead Group PLC (United Kingdom)	101,506	5,766,027
Brenntag SE (Germany)	47,030	2,999,333
Bunzl PLC (United Kingdom)	24,525	815,951
Fastenal Co.(a)	15,400	728,728
Howden Joinery Group PLC (United Kingdom)	105,725	713,895
IMCD NV (Netherlands)	4,644	664,285
ITOCHU Corp. (Japan)	87,600	2,748,253
Marubeni Corp. (Japan)	826,800	9,471,779
Mitsubishi Corp. (Japan)	304,100	9,872,544
Mitsui & Co. Ltd. (Japan)	15,100	439,798
MonotaRO Co. Ltd. (Japan)	27,300	384,545
Sumitomo Corp. (Japan)	481,100	7,997,368
Toromont Industries Ltd. (Canada)	12,417	896,060
Toyota Tsusho Corp. (Japan)	46,500	1,710,472
United Rentals, Inc.*	1,800	639,756
W.W. Grainger, Inc.(a)	4,400	2,447,500
WESCO International, Inc.*	43,000	5,383,600

		54,222,270

Water Utilities — 0.0%
American Water Works Co., Inc.	16,300	2,484,446

Wireless Telecommunication Services — 0.2%
KDDI Corp. (Japan)	144,300	4,376,171
SoftBank Group Corp. (Japan)	18,700	790,878
T-Mobile US, Inc.*	70,547	9,876,580

		Shares	Value

COMMON STOCKS (continued)
Wireless Telecommunication Services (cont’d.)
Vodafone Group PLC (United Kingdom)		539,595	$546,458

			15,590,087

TOTAL COMMON STOCKS (cost $5,389,501,577).			5,022,691,569

EXCHANGE-TRADED FUNDS — 4.4%
iShares Core S&P 500 ETF		188,928	72,588,027
iShares Core U.S. Aggregate Bond ETF		546,076	52,963,911
iShares iBoxx $ Investment Grade Corporate Bond ETF		431,316	45,473,646
iShares MSCI EAFE ETF(a)		394,300	25,881,852
iShares Russell 1000 Growth ETF		318,686	68,275,289
iShares Russell 1000 Value ETF		246,293	37,350,333
SPDR S&P 500 ETF Trust		366,637	140,212,988
Vanguard Total Bond Market ETF		332,652	23,897,720

TOTAL EXCHANGE-TRADED FUNDS (cost $509,131,750)			466,643,766

PREFERRED STOCKS — 0.1%
Automobiles — 0.1%
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC)*		14,360	1,449,119
Porsche Automobil Holding SE (Germany) (PRFC)		74,189	4,045,967

			5,495,086

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)		7,575	525,044

Life Sciences Tools & Services — 0.0%
Sartorius AG (Germany) (PRFC)		9,878	3,900,585

Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)		195,900	1,076,816

TOTAL PREFERRED STOCKS (cost $12,766,203)			10,997,531

		Units
RIGHTS* — 0.0%
Health Care Equipment & Supplies
ABIOMED, Inc., expiring 12/31/23^		1,100	—

(cost $0)
Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 3.1%
Automobiles — 0.1%
AmeriCredit Automobile Receivables Trust,
Series 2019-02, Class C
2.740%	04/18/25	101	99,925
Chesapeake Funding II LLC,
Series 2021-01A, Class A1, 144A
0.470%	04/15/33	359	353,332

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Credit Acceptance Auto Loan Trust,
Series 2021-02A, Class A, 144A
0.960%	02/15/30		629	$604,906
Exeter Automobile Receivables Trust,
Series 2018-03A, Class D, 144A
4.350%	06/17/24		45	44,838
Series 2020-01A, Class D, 144A
2.730%	12/15/25		719	705,010
Series 2021-03A, Class D
1.550%	06/15/27		700	635,256
Flagship Credit Auto Trust,
Series 2020-04, Class A, 144A
0.530%	04/15/25		9	9,279
Series 2021-01, Class A, 144A
0.310%	06/16/25		125	123,933
Ford Auto Securitization Trust (Canada),
Series 2021-AA, Class C, 144A
2.700%	04/15/29	CAD	400	267,055
Ford Credit Auto Owner Trust,
Series 2020-02, Class B, 144A
1.490%	04/15/33		125	109,400
Ford Credit Floorplan Master Owner Trust A,
Series 2020-01, Class D
2.120%	09/15/25		329	314,951
JPMorgan Chase Bank, NA,
Series 2021-01, Class D, 144A
1.174%	09/25/28		109	104,693
Series 2021-03, Class D, 144A
1.009%	02/26/29		150	140,700
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27		315	302,328
Santander Drive Auto Receivables Trust,
Series 2021-01, Class D
1.130%	11/16/26		255	240,873
Series 2021-02, Class D
1.350%	07/15/27		115	107,518
Westlake Automobile Receivables Trust,
Series 2019-02A, Class E, 144A
4.020%	04/15/25		590	587,616
Series 2021-02A, Class A2A, 144A
0.320%	04/15/25		118	117,313
Series 2021-02A, Class B, 144A
0.620%	07/15/26		245	236,502
Wheels SPV 2 LLC,
Series 2021-01A, Class A, 144A, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.000%)
4.633%(c)	08/20/29		856	845,624
World Omni Select Auto Trust,
Series 2021-A, Class D
1.440%	11/15/27		200	180,452

				6,131,504

Collateralized Debt Obligation — 0.0%
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands),
Series 2022-FL01, Class A, 144A, 30 Day Average SOFR + 1.450% (Cap N/A, Floor 1.450%)
5.257%(c)	01/15/37		800	778,102

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations — 3.0%
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
5.633%(c)	04/20/32		3,441	$3,388,129
AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.458%(c)	10/25/33		1,480	1,450,427
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	07/15/31		1,064	1,040,529
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2021-21A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.453%(c)	10/20/34		5,000	4,834,492
Anchorage Capital Europe CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)
2.413%(c)	04/25/34	EUR	1,753	1,800,105
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)
2.148%(c)	04/15/32	EUR	5,851	6,084,055
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2017-02A, Class BR2, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
5.958%(c)	07/25/34		1,082	1,038,152
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	10/17/32		6,355	6,236,292
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
5.089%(c)	10/15/33		575	563,410
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.720%(c)	05/17/31		1,064	1,041,994
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2020-21A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.249%(c)	10/15/34		16,000	15,558,064
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.795%(c)	08/20/32		15,500	15,212,793
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
1.978%(c)	04/15/31	EUR	2,128	2,205,097
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
2.368%(c)	10/15/35	EUR	9,145	9,353,705

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	01/20/35		4,815	$4,684,638
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	07/20/34		2,553	2,459,363
CIFC Funding Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.194%(c)	04/18/31		706	695,065
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
5.283%(c)	04/20/31		1,489	1,464,329
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.219%(c)	07/15/34		2,766	2,700,289
Crown Point CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.199%(c)	01/17/34		6,000	5,772,032
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class AR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)
2.788%(c)	08/26/32	EUR	7,500	7,758,997
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
5.359%(c)	07/15/29		255	251,785
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.199%(c)	07/15/31		2,128	2,084,121
Series 2021-14A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34		10,000	9,661,669
Elmwood CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
5.319%(c)	04/15/33		941	925,951
Fidelity Grand Harbour CLO DAC (Ireland),
Series 2021-01A, Class A, 144A, 3 Month EURIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.378%(c)	10/15/34	EUR	4,250	4,350,286
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
5.089%(c)	04/15/31		3,191	3,149,156
Greywolf CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.219%(c)	04/15/34		2,128	2,065,169
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.180%)
5.403%(c)	10/20/31		1,702	1,674,405
Series 2020-03RA, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.290%)
5.587%(c)	04/15/33		2,128	2,082,395

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Henley CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)
2.443%(c)	04/25/34	EUR	1,064	$1,092,655
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.532%(c)	02/05/31		276	272,994
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.367%(c)	10/19/28		768	757,809
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 0.000%)
5.338%(c)	04/21/31		1,176	1,162,793
Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.028%(c)	07/15/31	EUR	2,553	2,647,222
Jamestown CLO Ltd. (Cayman Islands),
Series 2018-06RA, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.508%(c)	04/25/30		498	488,824
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34		9,000	8,734,909
KKR CLO Ltd.,
Series 30A, Class A1R, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.099%(c)	10/17/31		1,895	1,860,467
LCM Ltd. (Cayman Islands),
Series 34A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.413%(c)	10/20/34		16,250	15,777,595
Madison Park Euro Funding DAC (Ireland),
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.800% (Cap N/A, Floor 0.800%)
2.178%(c)	07/15/32	EUR	4,750	4,913,496
Madison Park Funding Ltd. (Cayman Islands),
Series 2016-21A, Class AARR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.159%(c)	10/15/32		1,975	1,939,774
Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
4.829%(c)	04/15/29		1,249	1,232,911
Series 2019-34A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.478%(c)	04/25/32		1,489	1,464,500
Series 2021-59A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.334%(c)	01/18/34		8,500	8,328,233
Magnetite Ltd. (Cayman Islands),
Series 2015-16A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
4.994%(c)	01/18/28		591	586,669

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Marble Point CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.289%(c)	10/15/34	15,750	$15,213,827
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
4.919%(c)	10/12/30	1,702	1,677,553
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
5.199%(c)	07/15/31	2,128	2,085,514
Series 2015-10A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
5.291%(c)	10/13/27	230	227,689
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
5.329%(c)	10/15/34	1,500	1,453,151
Oaktree CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.435%(c)	04/22/30	15,500	15,103,953
Ocean Trails CLO (Cayman Islands),
Series 2020-09A, Class A1R, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 1.220%)
5.299%(c)	10/15/34	4,000	3,855,138
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.407%(c)	04/26/31	3,214	3,171,514
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
5.159%(c)	04/17/31	5,240	5,121,077
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
5.089%(c)	07/17/29	1,552	1,532,422
Series 2014-09A, Class A1A3, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.343%(c)	10/20/31	7,500	7,305,898
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.665%(c)	10/30/30	2,409	2,372,557
Series 2018-18A, Class A, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.099%(c)	04/15/31	990	965,950
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
5.209%(c)	01/17/31	851	842,427
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
5.179%(c)	07/16/31	1,277	1,260,026
Parallel Ltd. (Cayman Islands),
Series 2020-01A, Class A2R, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
6.093%(c)	07/20/34	588	569,048

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.259%(c)	10/15/34		6,000	$5,802,522
PPM CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
5.229%(c)	07/15/31		2,128	2,079,722
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
5.403%(c)	10/20/31		3,191	3,132,780
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	10/20/34		6,000	5,845,043
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.468%(c)	04/25/31		3,191	3,126,662
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.397%(c)	01/26/31		851	841,232
Series 2013-02RA, Class A1, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
5.029%(c)	04/15/29		620	612,203
St. Pauls CLO (Netherlands),
Series 11A, Class AR, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)
2.228%(c)	01/17/32	EUR	7,500	7,804,847
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)
2.373%(c)	04/25/30	EUR	738	768,877
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)
2.512%(c)	02/20/30	EUR	4,239	4,434,656
Symphony CLO Ltd. (Cayman Islands),
Series 2018-19A, Class A, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.960%)
5.039%(c)	04/16/31		288	283,874
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.595%(c)	10/29/34		4,530	4,398,876
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.538%(c)	07/25/34		2,128	2,071,524
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
5.319%(c)	01/17/30		1,219	1,200,860
Trimaran Cavu Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.535%(c)	04/23/32		2,547	2,496,472

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Venture CLO Ltd. (Cayman Islands),
Series 2020-39A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
5.359%(c)	04/15/33	629	$609,820
Voya CLO Ltd. (Cayman Islands),
Series 2019-03A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.159%(c)	10/17/32	7,000	6,865,681
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	01/17/31	1,181	1,158,304
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	07/17/31	1,859	1,820,116
Series 2019-XA, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)
5.413%(c)	07/20/32	2,705	2,604,540
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class ANAR, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
5.455%(c)	07/24/32	16,790	16,439,096
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.289%(c)	10/15/34	2,995	2,902,162

			312,905,358

Consumer Loans — 0.0%
Affirm Asset Securitization Trust,
Series 2021-Z01, Class A, 144A
1.070%	08/15/25	294	286,113
Series 2021-Z02, Class A, 144A
1.170%	11/16/26	476	455,676
Series 2022-X01, Class A, 144A
1.750%	02/15/27	163	158,111
BHG Securitization Trust,
Series 2021-B, Class A, 144A
0.900%	10/17/34	106	99,856
Series 2022-A, Class A, 144A
1.710%	02/20/35	887	829,097
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28	229	221,966
Series 2021-01A, Class A, 144A
1.900%	11/20/31	185	156,960
Series 2021-02A, Class C, 144A
3.090%	04/20/32	200	151,621
Marlette Funding Trust,
Series 2021-03A, Class A, 144A
0.650%	12/15/31	131	128,983
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A
1.750%	09/14/35	300	262,071
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25	80	78,450

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
SoFi Consumer Loan Program Trust,
Series 2021-01, Class B, 144A
1.300%	09/25/30	100	$93,842
Series 2021-01, Class C, 144A
1.610%	09/25/30	200	182,552
Series 2021-01, Class D, 144A
2.040%	09/25/30	200	181,234
Upstart Securitization Trust,
Series 2021-04, Class A, 144A
0.840%	09/20/31	427	413,358

			3,699,890

Home Equity Loans — 0.0%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
5.029%(c)	05/25/34	18	16,957
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
5.889%(c)	03/25/43	9	8,787
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.089%(c)	09/25/34	15	12,111
Option One Mortgage Accept Corp., Asset-Backed Certificates,
Series 2003-05, Class A2, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
5.029%(c)	08/25/33	17	15,674

			53,529

Manufactured Housing — 0.0%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A
3.000%(cc)	11/25/58	47	45,751

Other — 0.0%
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
7.189%(c)	06/25/24	435	407,003

Residential Mortgage-Backed Securities — 0.0%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2004-R01, Class A2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
4.989%(c)	02/25/34	4	3,963
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W010, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
3.766%(c)	10/25/34	12	11,305
Countrywide Asset-Backed Certificates Trust,
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.439%(c)	11/25/34	7	6,628

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
LSF11 Boson Investments Sarl Compartment 2 (Spain),
Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.898%(c)	11/25/60	EUR	248	$253,034
Merrill Lynch Mortgage Investors Trust,
Series 2004-WMC03, Class M2, 1 Month LIBOR + 1.845% (Cap N/A, Floor 1.845%)
6.234%(c)	01/25/35		11	11,019
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.895%(c)	09/27/75	EUR	363	371,899
Structured Asset Investment Loan Trust,
Series 2004-BNC01, Class A4, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
4.956%(c)	09/25/34		39	36,936

				694,784

Student Loans — 0.0%
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48		79	73,514
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46		142	128,053

				201,567

TOTAL ASSET-BACKED SECURITIES (cost $338,935,518)				324,917,488

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
BANK,
Series 2017-BNK06, Class A4
3.254%	07/15/60		85	78,620
Series 2018-BN13, Class A4
3.953%	08/15/61		320	300,964
Series 2019-BN20, Class A2
2.758%	09/15/62		402	348,753
Series 2019-BN24, Class A3
2.960%	11/15/62		135	117,280
Series 2021-BN34, Class A5
2.438%	06/15/63		165	133,837
Barclays Commercial Mortgage Securities Trust,
Series 2019-C04, Class A4
2.661%	08/15/52		285	248,494
BPR Trust,
Series 2021-TY, Class B, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.468%(c)	09/15/38		850	793,241
Series 2021-TY, Class C, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
6.018%(c)	09/15/38		200	183,723
Series 2021-TY, Class D, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 2.350%)
6.668%(c)	09/15/38		450	407,714
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4
2.624%	11/15/52		790	669,998

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50		255	$231,899
Series 2019-CD08, Class A3
2.657%	08/15/57		705	602,841
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49		291	266,122
Series 2016-C07, Class A2
3.585%	12/10/54		260	239,964
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class A4
4.131%	11/10/46		190	187,258
Series 2015-GC31, Class A3
3.497%	06/10/48		575	547,595
Series 2017-C04, Class A3
3.209%	10/12/50		275	254,086
Series 2019-GC41, Class A4
2.620%	08/10/56		280	237,689
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.046%	10/10/46		185	181,538
Series 2014-CR20, Class A3
3.326%	11/10/47		1,210	1,153,817
Series 2014-UBS04, Class A3
3.430%	08/10/47		60	59,603
Series 2014-UBS06, Class A4
3.378%	12/10/47		186	178,500
Series 2015-DC01, Class A4
3.078%	02/10/48		1,310	1,259,473
Series 2015-LC21, Class A3
3.445%	07/10/48		456	431,719
Series 2015-LC23, Class A3
3.521%	10/10/48		380	360,612
Series 2016-COR01, Class A3
2.826%	10/10/49		336	310,651
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3
3.231%	06/15/57		1,088	1,033,447
Series 2017-CX10, Class A4
3.191%	11/15/50		215	197,256
Series 2018-CX12, Class A3 (original cost $220,902; purchased 07/09/21)(f)
3.959%	08/15/51		195	183,360
Series 2019-C17, Class A4
2.763%	09/15/52		105	89,711
Deco DAC (United Kingdom),
Series 2019-RAM, Class A, SONIA + 2.007% (Cap N/A, Floor 2.007%)
5.178%(c)	08/07/30	GBP	1,045	1,166,055
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49		320	291,925
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41		140	111,194

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates,
Series K040, Class X1, IO
0.695%(cc)	09/25/24	116	$992
Series K052, Class X1, IO
0.636%(cc)	11/25/25	9,444	137,813
Series K055, Class X1, IO
1.346%(cc)	03/25/26	2,236	77,698
Series K097, Class X1, IO
1.091%(cc)	07/25/29	1,175	66,919
Series K131, Class X1, IO
0.729%(cc)	07/25/31	11,386	548,098
Series K736, Class X1, IO
1.289%(cc)	07/25/26	158	5,869
Series K741, Class X1, IO
0.571%(cc)	12/25/27	155	3,580
GS Mortgage Securities Corp. Trust,
Series 2021-IP, Class D, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
6.418%(c)	10/15/36	260	237,377
Series 2021-IP, Class E, 144A, 1 Month LIBOR + 3.550% (Cap N/A, Floor 3.550%)
7.868%(c)	10/15/36	420	395,374
GS Mortgage Securities Trust,
Series 2014-GC26, Class A4
3.364%	11/10/47	153	146,997
Series 2019-GC42, Class A3
2.749%	09/01/52	625	536,167
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47	539	517,468
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2021-NYAH, Class G, 144A, 1 Month LIBOR + 2.640% (Cap N/A, Floor 2.640%)
6.958%(c)	06/15/38	800	741,190
Series 2021-NYAH, Class H, 144A, 1 Month LIBOR + 3.390% (Cap N/A, Floor 3.390%)
7.708%(c)	06/15/38	725	670,331
Series 2022-ACB, Class D, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
6.707%(c)	03/15/39	300	286,459
Series 2022-ACB, Class E, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 3.350%)
7.157%(c)	03/15/39	850	810,571
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C09, Class A3
2.834%	05/15/46	66	65,392
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A4
3.596%	12/15/49	140	130,020
Series 2019-H07, Class A3
3.005%	07/15/52	50	43,534
Series 2019-MEAD, Class D, 144A
3.177%(cc)	11/10/36	500	422,654
OPG Trust,
Series 2021-PORT, Class F, 144A, 1 Month LIBOR + 1.948% (Cap N/A, Floor 1.948%)
6.266%(c)	10/15/36	1,405	1,299,313

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Taurus DAC (United Kingdom),
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 2.100%)
5.351%(c)	08/17/31	GBP	1,332	$1,423,963
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A4 (original cost $367,936; purchased 07/09/21)(f)
4.030%	08/15/51		325	303,579
Series 2019-C16, Class A3
3.344%	04/15/52		280	255,003
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50		65	62,871
Series 2015-LC20, Class A4
2.925%	04/15/50		1,310	1,242,106
Series 2017-C38, Class A4
3.190%	07/15/50		261	238,452
Series 2017-C41, Class A3
3.210%	11/15/50		420	383,113
Series 2019-C49, Class A3
3.749%	03/15/52		375	356,124
Series 2019-C52, Class A4
2.643%	08/15/52		180	155,605
Series 2021-C59, Class A5
2.626%	04/15/54		100	82,265

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $27,976,352)				24,505,836

CORPORATE BONDS — 2.9%
Aerospace & Defense — 0.1%
Airbus SE (France),
Sr. Unsec’d. Notes, EMTN
2.375%	04/07/32	EUR	137	131,084
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26		246	223,595
3.625%	02/01/31		1,040	910,245
5.705%	05/01/40		50	47,601
5.805%	05/01/50		180	167,472
5.930%	05/01/60		100	91,827
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.125%	06/15/26(a)		125	120,937
7.500%	03/15/25		469	464,178
7.875%	04/15/27(a)		3,395	3,299,533
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.900%	06/15/32		285	267,672
4.950%	10/15/25		270	271,993
5.100%	11/15/27(a)		960	983,226
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
5.150%	05/01/40		148	144,360

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
2.375%	03/15/32		205	$166,191

				7,289,914

Agriculture — 0.0%
Altria Group, Inc.,
Gtd. Notes
3.125%	06/15/31	EUR	815	720,032
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.950%	06/15/25		585	561,725
Gtd. Notes, EMTN
1.250%	03/13/27	EUR	975	922,802
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29		2,235	1,939,647

				4,144,206

Airlines — 0.0%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26		70	67,316
5.750%	04/20/29		85	77,444
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27		650	642,600
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		1,390	1,294,610
4.625%	04/15/29		335	292,359

				2,374,329

Apparel — 0.0%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.875%	05/15/26		20	17,986
Levi Strauss & Co.,
Sr. Unsec’d. Notes, 144A
3.500%	03/01/31		185	147,346
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27(a)		1,810	1,740,184

				1,905,516

Auto Manufacturers — 0.1%
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32		750	564,335
4.750%	01/15/43		332	240,198
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.000%	11/13/30		363	298,139
4.375%	08/06/23		200	198,045
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23(a)		429	428,596

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
6.250%	10/02/43		535	$495,742
Mercedes-Benz Finance North America LLC (Germany),
Gtd. Notes, 144A
5.375%	11/26/25(a)		335	336,950
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
4.810%	09/17/30		400	339,425
RCI Banque SA (France),
Sr. Unsec’d. Notes, EMTN
2.000%	07/11/24	EUR	1,194	1,242,519
4.750%	07/06/27	EUR	210	223,495
Stellantis Finance US, Inc.,
Gtd. Notes, 144A
2.691%	09/15/31		205	156,422
Volkswagen Bank GmbH (Germany),
Sr. Unsec’d. Notes, EMTN
1.250%	06/10/24	EUR	600	616,333
Volkswagen International Finance NV (Germany),
Gtd. Notes
3.875%(ff)	06/17/29(oo)	EUR	800	707,537
Volkswagen Leasing GmbH (Germany),
Gtd. Notes, EMTN
1.000%	02/16/23	EUR	275	293,597
Volvo Car AB (Sweden),
Gtd. Notes, EMTN
2.500%	10/07/27	EUR	1,740	1,632,943

				7,774,276

Auto Parts & Equipment — 0.0%
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25		100	98,125
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30		380	306,214
4.500%	02/15/32		350	282,572
5.625%	06/15/28(a)		475	432,117

				1,119,028

Banks — 0.5%
ABN AMRO Bank NV (Netherlands),
Covered Bonds, EMTN
0.400%	09/17/41	EUR	500	318,322
Agricultural Development Bank of China (China),
Sr. Unsec’d. Notes
3.800%	10/27/30	CNH	11,500	1,704,968
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
4.175%(ff)	03/24/28		200	185,252
5.147%	08/18/25		400	396,282
Bank of America Corp.,
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32		595	466,751
2.972%(ff)	02/04/33		10	8,063
4.827%(ff)	07/22/26(a)		305	301,581
Sr. Unsec’d. Notes, MTN
2.884%(ff)	10/22/30		388	325,923

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.194%(ff)	07/23/30		713	$613,636
3.970%(ff)	03/05/29		1,125	1,038,466
4.271%(ff)	07/23/29		55	51,373
Sub. Notes
2.482%(ff)	09/21/36		175	129,012
Bank of New York Mellon (The),
Sr. Unsec’d. Notes, MTN
5.224%(ff)	11/21/25		335	334,720
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
3.450%	04/11/25		265	255,046
5.250%	12/06/24		335	335,509
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
0.577%(ff)	08/09/29	EUR	200	168,620
1.106%(ff)	05/12/32	EUR	475	372,831
BNP Paribas SA (France),
Sr. Unsec’d. Notes
1.875%	12/14/27	GBP	100	101,259
Sr. Unsec’d. Notes, 144A
2.159%(ff)	09/15/29		345	281,188
2.591%(ff)	01/20/28		710	624,809
Sr. Unsec’d. Notes, EMTN
0.500%(ff)	01/19/30	EUR	200	168,309
2.125%(ff)	01/23/27	EUR	1,000	998,547
Sub. Notes, EMTN
1.125%(ff)	01/15/32	EUR	200	180,100
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
1.652%(ff)	10/06/26		855	757,769
2.045%(ff)	10/19/27		570	492,010
CaixaBank SA (Spain),
Covered Bonds
1.000%	09/25/25	EUR	200	200,039
China Development Bank (China),
Sr. Unsec’d. Notes, EMTN
3.230%	11/27/25	CNH	1,200	174,010
Unsec’d. Notes
4.200%	01/19/27	CNH	1,000	149,928
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)		425	363,284
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)		115	95,759
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(a)(oo)		440	383,800
Sr. Unsec’d. Notes
3.057%(ff)	01/25/33		10	8,075
3.980%(ff)	03/20/30		86	77,660
4.075%(ff)	04/23/29		2,435	2,245,542
Sr. Unsec’d. Notes, Series VAR
3.070%(ff)	02/24/28		305	275,207
Sub. Notes
4.400%	06/10/25		845	829,434
Cooperatieve Rabobank UA (Netherlands),
Covered Bonds, EMTN
0.125%	12/01/31	EUR	1,800	1,457,712

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, GMTN
3.500%	12/14/26	AUD	300	$188,091
Credit Agricole SA (France),
Sr. Unsec’d. Notes, EMTN
0.375%	04/20/28	EUR	100	87,666
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
2.875%(ff)	04/02/32	EUR	200	153,790
Sr. Unsec’d. Notes, 144A
1.305%(ff)	02/02/27		1,170	931,635
6.537%(ff)	08/12/33		250	219,157
Sr. Unsec’d. Notes, EMTN
0.625%	01/18/33	EUR	360	211,609
2.250%(ff)	06/09/28	GBP	162	150,743
Danske Bank A/S (Denmark),
Sub. Notes, EMTN
2.500%(ff)	06/21/29	EUR	1,140	1,170,181
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.552%(ff)	01/07/28		445	378,610
Sr. Unsec’d. Notes, EMTN
0.750%(ff)	02/17/27	EUR	1,000	932,373
Sub. Notes
3.742%(ff)	01/07/33		2,305	1,639,738
Sub. Notes, EMTN
3.662%(ff)	04/10/25	CNH	1,000	140,731
Emirates NBD Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes
3.050%	02/26/30	AUD	660	377,531
Sr. Unsec’d. Notes, MTN
4.750%	02/09/28	AUD	200	132,749
First Abu Dhabi Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.400%	08/18/25	CNH	1,000	140,373
3.500%	07/02/25	CNH	1,000	141,604
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(oo)		400	332,809
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27		650	561,537
1.992%(ff)	01/27/32		1,095	833,548
2.650%(ff)	10/21/32		265	209,170
3.102%(ff)	02/24/33		80	65,235
3.375%	03/27/25	EUR	1,000	1,063,614
4.482%(ff)	08/23/28		305	291,737
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.000%(ff)	07/22/28	GBP	975	1,026,137
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
0.250%(ff)	02/18/29	EUR	400	344,061
0.250%(ff)	02/01/30	EUR	200	165,844
3.869%(ff)	03/28/26		300	288,103
4.017%(ff)	03/28/28(a)		430	400,421
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)		910	808,014

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes
0.991%(ff)	04/28/26	GBP	650	$710,299
2.069%(ff)	06/01/29		2,580	2,154,581
2.545%(ff)	11/08/32		470	371,405
2.580%(ff)	04/22/32		132	105,605
3.702%(ff)	05/06/30		147	131,558
4.452%(ff)	12/05/29		282	265,108
4.851%(ff)	07/25/28		305	297,766
4.912%(ff)	07/25/33		225	214,043
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
0.375%	04/23/25	EUR	788	795,613
Gov’t. Gtd. Notes, EMTN
0.875%	07/04/39	EUR	882	665,686
MFB Magyar Fejlesztesi Bank Zrt (Hungary),
Gov’t. Gtd. Notes
1.375%	06/24/25	EUR	400	387,851
Morgan Stanley,
Sr. Unsec’d. Notes
0.406%(ff)	10/29/27	EUR	650	600,009
3.620%(ff)	04/17/25		325	317,004
5.789%(ff)	11/18/33	GBP	195	235,772
Sr. Unsec’d. Notes, EMTN
0.000%	04/02/32		100	55,850
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		860	711,718
4.431%(ff)	01/23/30		1	934
Sr. Unsec’d. Notes, MTN
2.943%(ff)	01/21/33		175	141,932
3.622%(ff)	04/01/31		80	69,984
Sub. Notes
2.484%(ff)	09/16/36		450	328,245
NatWest Group PLC (United Kingdom),
Sub. Notes
3.622%(ff)	08/14/30	GBP	675	750,880
Nederlandse Waterschapsbank NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
0.000%	11/16/26	EUR	3,184	3,029,438
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.671%(ff)	10/28/25		240	242,940
QNB Finance Ltd. (Qatar),
Gtd. Notes, EMTN
3.800%	06/17/25	CNH	1,000	141,330
Gtd. Notes, MTN
4.900%	02/01/28	AUD	300	198,676
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
6.833%(ff)	11/21/26		435	440,926
Shinhan Bank Co. Ltd. (South Korea),
Sub. Notes, 144A, MTN
4.375%	04/13/32		200	176,913
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
2.889%(ff)	06/09/32		365	278,771
Sub. Notes, EMTN
1.000%(ff)	11/24/30	EUR	1,000	937,581

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27(oo)		1,000	$822,816
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.746%(ff)	02/11/33		450	346,946
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26		1,170	1,037,209
Wells Fargo & Co.,
Sr. Unsec’d. Notes, EMTN
2.000%	04/27/26	EUR	460	458,189
Sr. Unsec’d. Notes, MTN
2.879%(ff)	10/30/30		580	493,111

				48,174,296

Beverages — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		665	626,944
4.900%	02/01/46		300	274,530
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.000%	04/13/28		50	47,724
4.439%	10/06/48		230	196,860
Diageo Capital PLC (United Kingdom),
Gtd. Notes
5.200%	10/24/25		200	202,610
5.300%	10/24/27		495	507,080
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.600%	02/18/28		175	168,096
3.900%	07/18/32		65	61,466
4.200%	07/18/52		10	9,160

				2,094,470

Biotechnology — 0.0%
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/40		55	38,539
Royalty Pharma PLC,
Gtd. Notes
2.150%	09/02/31		180	136,322

				174,861

Building Materials — 0.0%
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28		680	621,848
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
2.400%	07/15/31		198	158,236
3.200%	07/15/51		123	83,294
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30		175	140,875

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28		1,810	$1,618,572
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30		1,050	860,113
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
6.500%	03/15/27		159	156,614

				3,639,552

Chemicals — 0.0%
Ashland Services BV,
Gtd. Notes
2.000%	01/30/28	EUR	1,500	1,362,704
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		180	153,627
5.375%	03/15/44		200	179,446
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.700%	12/15/51		25	15,656
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43		405	357,484
Valvoline, Inc.,
Gtd. Notes, 144A
4.250%	02/15/30		25	24,393
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31		70	57,417

				2,150,727

Commercial Services — 0.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29(a)		845	618,192
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28		965	781,650
APRR SA (France),
Sr. Unsec’d. Notes, EMTN
1.500%	01/25/30	EUR	100	92,819
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes
2.375%	09/25/26	EUR	300	300,261
4.250%	09/25/30	GBP	300	336,390
Equifax, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/31		300	232,598
Nexi SpA (Italy),
Sr. Unsec’d. Notes
2.125%	04/30/29(a)	EUR	2,630	2,275,596
Northeastern University,
Unsec’d. Notes, Series 2020
2.894%	10/01/50		206	135,203

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
S&P Global, Inc.,
Gtd. Notes, 144A
2.700%	03/01/29		215	$189,162
Sr. Unsec’d. Notes, 144A
2.450%	03/01/27		340	310,586
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		1,035	845,443
3.875%	02/15/31		75	63,120
4.875%	01/15/28(a)		600	568,506
5.250%	01/15/30(a)		1,810	1,699,911

				8,449,437

Computers — 0.0%
Apple, Inc.,
Sr. Unsec’d. Notes
2.800%	02/08/61		143	91,756

Cosmetics/Personal Care — 0.0%
GSK Consumer Healthcare Capital US LLC,
Gtd. Notes
3.375%	03/24/27		250	232,931

Distribution/Wholesale — 0.0%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28		1,565	1,332,347

Diversified Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26		240	209,690
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
1.125%	04/06/27	EUR	2,502	2,434,303
CPPIB Capital, Inc. (Canada),
Gtd. Notes, 144A
3.250%	06/15/27		1,345	1,275,604
Gtd. Notes, EMTN
0.250%	04/06/27	EUR	2,255	2,119,253
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
3.000%	06/15/50		147	98,376
4.600%	03/15/33(a)		270	258,970
4.950%	06/15/52		185	171,660
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
2.625%	10/15/31		750	576,112
Kane Bidco Ltd. (United Kingdom),
Sr. Sec’d. Notes, 144A
6.500%	02/15/27	GBP	2,375	2,383,143
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
6.000%	01/15/27(a)		2,000	1,793,914
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.999%	01/22/32		740	583,388

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)

Diversified Financial Services (cont’d.)
OMERS Finance Trust (Canada),
Gtd. Notes, 144A
3.500%	04/19/32		1,315	$1,189,372
OneMain Finance Corp.,
Gtd. Notes
7.125%	03/15/26		2,145	2,039,507
8.250%	10/01/23		724	727,822
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes
0.500%	05/06/25	EUR	2,251	2,250,363
Gtd. Notes, 144A
1.250%	09/27/30		1,698	1,329,033
1.850%	05/03/32	EUR	1,096	1,003,801
2.000%	04/16/31		2,036	1,677,837
Gtd. Notes, EMTN
0.100%	05/19/28	EUR	2,719	2,422,355
0.900%	05/20/41	EUR	722	491,602
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29		484	378,326
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, GMTN
1.841%	09/21/28	EUR	400	339,145
PSP Capital, Inc. (Canada),
Gtd. Notes, 144A
1.625%	10/26/28		1,434	1,220,960
Visa, Inc.,
Sr. Unsec’d. Notes
2.000%	06/15/29	EUR	100	97,728

				27,072,264

Electric — 0.3%
Ameren Illinois Co.,
First Mortgage
5.900%	12/01/52		105	115,491
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
4.550%	06/01/52		15	13,416
Bulgarian Energy Holding EAD (Bulgaria),
Sr. Unsec’d. Notes
2.450%	07/22/28	EUR	900	741,400
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		480	388,121
4.500%	02/15/28		1,095	978,646
5.250%	06/01/26		146	139,241
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29		35	30,160
5.000%	02/01/31		460	387,506
5.125%	03/15/28		2,231	1,997,030
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes
5.000%	09/29/36		673	545,292
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.200%	12/01/51		40	27,800
4.500%	05/15/58		10	8,365

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)

Electric (cont’d.)
6.150%	11/15/52		120	$130,082
Sr. Unsec’d. Notes, Series C
4.300%	12/01/56		225	182,078
Consolidated Edison, Inc.,
Sr. Unsec’d. Notes, Series A
0.650%	12/01/23		1,250	1,200,679
Consumers Energy Co.,
First Mortgage
2.500%	05/01/60		325	184,667
3.600%	08/15/32		80	72,767
4.200%	09/01/52		130	111,683
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28		499	475,751
Sr. Unsec’d. Notes, 144A
2.450%	01/15/23		1,425	1,420,806
Duke Energy Corp.,
Sr. Unsec’d. Notes
4.300%	03/15/28		125	120,567
4.500%	08/15/32		165	155,050
5.000%	08/15/52		45	40,371
Duke Energy Florida LLC,
First Mortgage
5.950%	11/15/52		45	48,160
Engie SA (France),
Jr. Sub. Notes
3.250%(ff)	11/28/24(oo)	EUR	700	727,571
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		700	645,750
Exelon Corp.,
Sr. Unsec’d. Notes
4.450%	04/15/46		265	224,732
Sr. Unsec’d. Notes, 144A
3.350%	03/15/32		370	322,595
4.100%	03/15/52		105	84,448
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		55	51,126
Iberdrola International BV (Spain),
Gtd. Notes, Series NC5
1.874%(ff)	01/28/26(oo)	EUR	700	665,800
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes
6.875%	06/21/23		365	366,437
Sr. Sec’d. Notes, EMTN
7.750%	12/15/27		500	539,000
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.950%	09/22/27		45	44,456
National Grid Electricity Distribution East Midlands PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
3.530%	09/20/28	EUR	705	734,710
National Grid PLC (United Kingdom),

Sr. Unsec’d. Notes, EMTN
0.250%	09/01/28	EUR	190	164,654

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.807%	10/06/50		141	$86,185
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
0.650%	03/01/23(a)		1,400	1,390,636
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
2.759%	01/10/32		67	54,278
5.783%	09/16/52		185	185,077
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		989	929,146
Gtd. Notes, 144A
3.375%	02/15/29		125	100,924
3.625%	02/15/31		1,134	867,656
3.875%	02/15/32		35	26,388
Sr. Sec’d. Notes, 144A
2.000%	12/02/25		455	405,484
NSTAR Electric Co.,
Sr. Unsec’d. Notes
4.950%	09/15/52		190	184,455
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
2.750%	02/01/27	EUR	700	679,676
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes, 144A
4.950%	09/15/52		50	48,633
Ontario Electricity Financial Corp. (Canada),
Local Gov’t. Gtd. Notes, Series 40
2.427%(s)	04/11/31	CAD	400	206,242
Pacific Gas & Electric Co.,
First Mortgage
3.300%	08/01/40		165	111,897
4.950%	07/01/50		125	97,932
Sr. Sec’d. Notes
3.250%	06/01/31		190	154,448
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes
1.875%	11/05/31	EUR	400	305,159
2.875%	10/25/25	EUR	200	206,236
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.450%	11/15/31		200	160,196
Puget Energy, Inc.,
Sr. Sec’d. Notes
2.379%	06/15/28		715	609,627
Sempra Energy,
Sr. Unsec’d. Notes
3.300%	04/01/25		215	206,389
3.700%	04/01/29		15	13,686
Southern California Edison Co.,
First Mortgage
5.850%	11/01/27		125	129,069
5.950%	11/01/32		80	84,713
First Ref. Mortgage
4.650%	10/01/43		8	6,917

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
First Ref. Mortgage, Series 08-A
5.950%	02/01/38		11	$11,109
First Ref. Mortgage, Series C
4.125%	03/01/48		6	4,793
Southwestern Public Service Co.,
First Mortgage
4.500%	08/15/41		147	128,578
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		750	683,709
8.000%(ff)	10/15/26(oo)		2,500	2,390,758
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		3,830	3,564,230
5.500%	09/01/26		10	9,646
5.625%	02/15/27		10	9,550
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		325	311,885
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.500%	12/01/49		84	61,410

				28,513,125

Electrical Components & Equipment — 0.0%
Schneider Electric SE,
Sr. Unsec’d. Notes, EMTN
1.500%	01/15/28	EUR	200	195,215

Electronics — 0.0%
Honeywell International, Inc.,
Sr. Unsec’d. Notes
4.125%	11/02/34	EUR	450	472,017
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		75	62,060

				534,077

Engineering & Construction — 0.1%
Aeroporti di Roma SpA (Italy),
Sr. Unsec’d. Notes, EMTN
1.750%	07/30/31	EUR	815	646,861
Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN
1.250%	01/15/29	EUR	200	170,794
2.000%	02/15/33	EUR	4,000	3,132,442
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN
1.750%	10/23/30	EUR	400	331,118
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes
1.500%	10/12/27	EUR	975	968,954
Sr. Sec’d. Notes, EMTN
1.500%	02/11/30	EUR	517	449,319
TopBuild Corp.,
Gtd. Notes, 144A
4.125%	02/15/32		325	264,051

				5,963,539

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Entertainment — 0.0%
Caesars Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29		375	$304,950
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26		600	591,659
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A
5.875%	09/01/31		1,100	776,015
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
3.638%	03/15/25		305	290,104
5.050%	03/15/42		255	196,095
5.141%	03/15/52		450	330,428
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		30	25,728
Sr. Unsec’d. Notes, 144A
7.750%	04/15/25(a)		30	29,869

				2,544,848

Foods — 0.1%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	02/15/23		180	178,945
3.500%	03/15/29		40	33,542
B&G Foods, Inc.,
Gtd. Notes
5.250%	09/15/27		625	479,575
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	3,730	3,655,971
4.500%	02/16/26	GBP	160	161,516
Bellis Finco PLC (United Kingdom),
Gtd. Notes
4.000%	02/16/27	GBP	1,700	1,495,333
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,019	896,320
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		540	513,796
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46		75	61,263
4.875%	10/01/49		115	100,357
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		350	309,684
4.375%	01/31/32		750	655,059
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	11/04/27	GBP	3,500	3,214,114
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.625%	03/08/27	EUR	390	383,573

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.875%	09/30/27		5	$4,900
Post Holdings, Inc.,
Gtd. Notes, 144A
5.500%	12/15/29		300	271,794
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31		625	527,915
Sigma Alimentos SA de CV (Mexico),
Gtd. Notes
4.125%	05/02/26		200	189,163

				13,132,820

Forest Products & Paper — 0.0%
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31		185	154,452

Gas — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.750%	05/20/27		699	653,461
5.875%	08/20/26		300	285,472
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		272	233,927
National Grid Gas PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.125%	01/14/33	GBP	300	235,763
Southern California Gas Co.,
First Mortgage
6.350%	11/15/52		170	187,282
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	05/30/47		100	79,853
Terega SA (France),
Sr. Unsec’d. Notes
0.875%	09/17/30	EUR	700	563,783
UGI International LLC,
Gtd. Notes, 144A
2.500%	12/01/29	EUR	475	387,868

				2,627,409

Healthcare-Products — 0.1%
Baxter International, Inc.,
Sr. Unsec’d. Notes
0.868%	12/01/23		300	288,536
Boston Scientific Corp.,
Sr. Unsec’d. Notes
0.625%	12/01/27	EUR	300	275,851
2.650%	06/01/30		53	45,470
Danaher Corp.,
Sr. Unsec’d. Notes
2.800%	12/10/51		55	36,592
DH Europe Finance II Sarl,
Gtd. Notes
0.450%	03/18/28	EUR	350	319,024
0.750%	09/18/31	EUR	100	83,241

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
3.250%	11/15/39		135	$108,503
GE HealthCare Technologies, Inc.,
Gtd. Notes, 144A
5.550%	11/15/24		460	461,476
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		1,190	959,091
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)		675	536,476
Thermo Fisher Scientific Finance I BV,
Gtd. Notes
0.800%	10/18/30	EUR	420	363,078
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.650%	11/21/34	EUR	920	954,519
4.800%	11/21/27		160	160,799
4.950%	11/21/32		90	91,512

				4,684,168

Healthcare-Services — 0.1%
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		141	109,439
Centene Corp.,
Sr. Unsec’d. Notes
2.500%	03/01/31		170	133,004
2.625%	08/01/31		145	113,890
CommonSpirit Health,
Sr. Sec’d. Notes
2.782%	10/01/30		537	441,650
3.910%	10/01/50		28	20,706
DaVita, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30		1,975	1,591,679
Elevance Health, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/51		192	144,546
4.550%	05/15/52		65	56,915
4.625%	05/15/42		130	118,252
6.100%	10/15/52		145	156,162
HCA, Inc.,
Gtd. Notes
3.500%	07/15/51		140	90,365
5.375%	02/01/25		110	109,881
Humana, Inc.,
Sr. Unsec’d. Notes
5.875%	03/01/33		280	290,140
IQVIA, Inc.,
Gtd. Notes
2.250%	03/15/29	EUR	1,750	1,571,670
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A
4.375%	02/15/27		25	21,161
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25		1,205	1,019,842

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Roche Holdings, Inc.,
Gtd. Notes, 144A
1.930%	12/13/28	705	$603,597
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28(a)	1,525	1,368,483
Sr. Sec’d. Notes
4.625%	07/15/24	147	143,672
Sr. Sec’d. Notes, 144A
4.875%	01/01/26	20	19,055
5.125%	11/01/27(a)	1,480	1,381,039
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2021
2.632%	12/01/40	183	125,648
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/39	110	90,208
4.000%	05/15/29	210	200,518
4.200%	05/15/32	60	57,028
4.375%	03/15/42	25	22,464
4.750%	07/15/45	34	32,134
4.750%	05/15/52	40	37,069
5.250%	02/15/28	415	424,847
5.300%	02/15/30	190	196,226
5.350%	02/15/33	280	290,011
5.875%	02/15/53	30	32,572

			11,013,873

Home Builders — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
6.625%	01/15/28	1,622	1,412,403
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27	25	22,047
7.250%	10/15/29	799	714,997
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
6.250%	09/15/27	195	173,180
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29	1,635	1,291,650
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27	55	52,591
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30(a)	1,250	1,015,625
5.250%	12/15/27	21	18,611
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	261	251,171
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30	1,499	1,304,303

			6,256,578

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Housewares — 0.0%
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	10/01/29		500	$289,950

Insurance — 0.1%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.800%	07/10/45		35	31,306
Assicurazioni Generali SpA (Italy),
Jr. Sub. Notes, EMTN
4.596%(ff)	11/21/25(oo)	EUR	975	1,013,097
AXA SA (France),
Sub. Notes, EMTN
5.125%(ff)	07/04/43	EUR	514	552,852
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	04/04/25		170	162,949
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		715	581,262
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	08/19/49		100	72,376
Northwestern Mutual Global Funding,
Sr. Sec’d. Notes, 144A, MTN
1.700%	06/01/28		303	255,971
Pension Insurance Corp. PLC (United Kingdom),
Sub. Notes
5.625%	09/20/30	GBP	650	705,208
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30		374	305,592
Swiss Re Finance UK PLC,
Gtd. Notes, EMTN
2.714%(ff)	06/04/52	EUR	500	415,123
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		675	462,660

				4,558,396

Internet — 0.0%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.950%	04/13/52		90	75,398
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
4.250%	05/15/29	EUR	520	557,939
4.500%	11/15/31	EUR	395	427,074
4.750%	11/15/34	EUR	400	434,114
Expedia Group, Inc.,
Gtd. Notes
2.950%	03/15/31		158	127,212
Prosus NV (China),
Sr. Unsec’d. Notes, 144A
3.257%	01/19/27		205	183,987
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.840%	04/22/51		200	141,750

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Internet (cont’d.)
United Group BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.250%	02/01/30	EUR	800	$641,478

				2,588,952

Iron/Steel — 0.0%
thyssenkrupp AG (Germany),
Sr. Unsec’d. Notes, EMTN
1.875%	03/06/23	EUR	2,950	3,142,038

Lodging — 0.0%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32		765	612,313
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27		50	47,643
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24		405	382,789
3.500%	08/18/26		140	126,551
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series HH
2.850%	04/15/31		520	421,248

				1,590,544

Machinery-Diversified — 0.0%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	01/01/30		250	251,038
TK Elevator Midco GmbH (Germany),
Sr. Sec’d. Notes, 144A
4.375%	07/15/27	EUR	635	600,383

				851,421

Media — 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32		515	409,941
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31		481	386,183
4.250%	01/15/34		900	665,529
4.500%	08/15/30		90	74,522
4.500%	06/01/33		285	219,472
4.750%	03/01/30(a)		405	349,794
5.000%	02/01/28		85	77,243
5.125%	05/01/27		315	293,932
5.375%	06/01/29		200	180,785
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52		1,095	690,640
Comcast Corp.,
Gtd. Notes
2.800%	01/15/51		205	130,634
3.450%	02/01/50		115	83,885
5.250%	11/07/25		100	101,361
5.500%	11/15/32(a)		285	296,697

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
CSC Holdings LLC,
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30		1,200	$660,347
5.750%	01/15/30		825	466,475
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sec’d. Notes, 144A (original cost $516,750; purchased 08/30/22)(f)
5.375%	08/15/26		2,650	315,506
Discovery Communications LLC,
Gtd. Notes
5.300%	05/15/49		325	246,336
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29		100	64,511
5.875%	11/15/24		200	186,540
7.750%	07/01/26		2,115	1,706,818
Paramount Global,
Sr. Unsec’d. Notes
4.950%	01/15/31		650	579,737
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
5.250%	05/15/29	GBP	860	888,783
Walt Disney Co. (The),
Gtd. Notes
2.750%	09/01/49		130	86,152
Ziggo BV (Netherlands),
Sr. Sec’d. Notes
2.875%	01/15/30	EUR	1,590	1,360,922

				10,522,745

Mining — 0.0%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
4.000%	09/11/27		575	540,428
Gtd. Notes, EMTN
4.750%	09/21/32	EUR	410	428,688
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes
3.150%	01/14/30		200	175,788
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
5.315%	04/14/32		200	183,522

				1,328,426

Miscellaneous Manufacturing — 0.0%
Eaton Corp.,
Gtd. Notes
4.150%	03/15/33		120	111,800
4.700%	08/23/52		145	132,184

				243,984

Multi-National — 0.0%
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, 144A, EMTN
4.600%	01/30/37	CAD	300	227,382
Sr. Unsec’d. Notes, 144A, MTN
2.422%(s)	05/28/37	CAD	400	156,550

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Multi-National (cont’d.)
Sr. Unsec’d. Notes, EMTN
1.125%	09/15/36	EUR	623	$512,148
3.000%	10/14/33	EUR	740	779,789

				1,675,869

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		430	382,363

Oil & Gas — 0.2%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31		650	528,789
Sr. Unsec’d. Notes, 144A
2.875%	01/15/26		425	391,963
Antero Resources Corp.,
Gtd. Notes, 144A
5.375%	03/01/30(a)		225	208,552
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26		610	593,887
9.000%	11/01/27		25	30,523
BP Capital Markets America, Inc.,
Gtd. Notes
2.939%	06/04/51		39	25,749
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.104%	11/15/34	EUR	120	92,452
3.625%(ff)	03/22/29(oo)	EUR	650	595,558
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.650%	01/15/32		35	27,877
3.750%	02/15/52		25	17,557
5.250%	06/15/37		715	652,993
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.875%	02/01/29		476	453,464
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.850%	12/15/25		94	95,798
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26		910	847,735
6.250%	03/15/33		340	345,303
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28		150	143,628
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24		100	96,300
EQT Corp.,
Sr. Unsec’d. Notes
5.700%	04/01/28		55	54,693
Equinor ASA (Norway),
Gtd. Notes
2.875%	04/06/25		205	196,379

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
1.450%	03/06/23(d)	CHF	1,500	$1,297,788
4.250%	04/06/24	GBP	500	408,210
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27(a)		353	337,833
7.300%	08/15/31		80	86,955
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29		106	94,718
6.000%	04/15/30		425	380,336
6.000%	02/01/31		106	89,981
6.250%	04/15/32		550	472,511
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
5.875%	02/01/29		30	28,217
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.450%	09/15/36		5	5,101
6.625%	09/01/30		305	315,152
6.950%	07/01/24		132	134,144
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.625%	01/16/34	GBP	1,100	1,150,981
Petroleos Mexicanos (Mexico),
Gtd. Notes, EMTN
4.875%	02/21/28	EUR	2,200	1,922,702
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, EMTN
2.480%	01/28/32		200	165,230
QatarEnergy Trading LLC (Qatar),
Sr. Unsec’d. Notes
3.125%	07/12/41		200	152,913
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25		1,390	1,324,892
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
3.649%	04/29/31		585	465,607
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.250%	11/24/30		400	326,950
Shell International Finance BV (Netherlands),
Gtd. Notes
2.875%	11/26/41		40	29,113
TotalEnergies SE (France),
Jr. Sub. Notes, Series NC7, EMTN
1.625%(ff)	10/25/27(oo)	EUR	650	563,359
Wintershall Dea Finance BV (Germany),
Gtd. Notes
1.823%	09/25/31	EUR	300	236,501

				15,388,394

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers — 0.0%
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	10/15/28	250	$223,431
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC,
Sr. Sec’d. Notes, 144A
4.000%	10/15/27	750	665,901

			889,332

Pharmaceuticals — 0.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39	55	47,103
4.250%	11/21/49	73	61,362
4.700%	05/14/45	25	22,332
4.850%	06/15/44	405	370,927
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
4.375%	08/17/48	85	75,870
6.450%	09/15/37	245	277,122
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27	220	115,513
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	90	43,661
5.000%	02/15/29	445	213,600
5.250%	01/30/30	1,810	865,053
5.250%	02/15/31	361	174,096
6.250%	02/15/29	2,160	1,042,200
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
3.550%	03/15/42	255	207,368
3.700%	03/15/52	65	50,754
3.900%	03/15/62	25	19,523
4.250%	10/26/49	71	61,407
CVS Health Corp.,
Sr. Unsec’d. Notes
5.125%	07/20/45	75	68,338
Eli Lilly & Co.,
Sr. Unsec’d. Notes
2.250%	05/15/50	35	22,055
3.375%	03/15/29	110	103,060
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.750%	12/10/51	25	16,826
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	765	579,655

			4,437,825

Pipelines — 0.1%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29	1,225	1,120,540
7.875%	05/15/26(a)	365	370,644

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
EIG Pearl Holdings Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
3.545%	08/31/36		205	$171,918
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)		680	568,063
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(a)(oo)		695	603,658
Sr. Unsec’d. Notes
5.400%	10/01/47		520	442,593
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29		282	248,266
3.300%	02/15/53		155	103,512
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A
2.160%	03/31/34		277	235,442
MPLX LP,
Sr. Unsec’d. Notes
4.125%	03/01/27		276	261,278
5.200%	03/01/47		325	276,280
ONEOK, Inc.,
Gtd. Notes
4.450%	09/01/49		715	535,358
6.100%	11/15/32		195	195,709
6.350%	01/15/31		275	280,244
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	12/31/30		448	389,659
7.500%	10/01/25		240	242,110
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29		25	21,888
4.125%	08/15/31		25	21,313
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.350%	02/01/25		35	33,118
4.300%	02/01/30		540	472,999
5.300%	03/01/48		30	24,839
5.450%	04/01/44		175	146,164
5.500%	02/01/50		20	16,537
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/15/30		541	473,933
3.750%	06/15/27		155	146,097
4.500%	11/15/23		1,402	1,391,444
4.550%	06/24/24		317	313,487
4.650%	08/15/32		65	60,630
5.300%	08/15/52		125	112,604

				9,280,327

Real Estate — 0.1%
Aroundtown SA (Germany),
Sr. Unsec’d. Notes, EMTN
1.000%	01/07/25	EUR	1,000	883,351

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate (cont’d.)
Balder Finland OYJ (Sweden),
Gtd. Notes, EMTN
1.000%	01/20/29	EUR	815	$578,558
Blackstone Property Partners Europe Holdings Sarl (Luxembourg),
Sr. Unsec’d. Notes, EMTN
1.000%	05/04/28	EUR	300	233,122
1.625%	04/20/30	EUR	100	72,868
2.200%	07/24/25	EUR	975	926,873
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28		1,835	1,652,181
Logicor Financing Sarl (Luxembourg),
Gtd. Notes, EMTN
1.625%	07/15/27	EUR	975	843,193
Sun Hung Kai Properties Capital Market Ltd. (Hong Kong),
Gtd. Notes, EMTN
3.160%	01/25/28	CNH	2,000	270,163
3.200%	08/14/27	CNH	5,000	691,686

				6,151,995

Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.,
Sr. Unsec’d. Notes
0.450%	01/15/27	EUR	268	245,451
3.000%	06/15/23		1,525	1,509,361
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.500%	08/16/31		50	38,283
4.125%	05/15/29		845	754,996
Crown Castle, Inc.,
Sr. Unsec’d. Notes
2.900%	03/15/27		75	68,272
Digital Euro Finco LLC,
Gtd. Notes
1.125%	04/09/28	EUR	975	842,183
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31		300	191,177
9.750%	06/15/25		150	143,837
Sr. Unsec’d. Notes
4.750%	05/01/24		175	151,046
4.750%	02/15/28		1,481	841,747
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/31		520	442,262
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
3.000%	01/15/30(a)		585	501,333
Kimco Realty Corp.,
Sr. Unsec’d. Notes
1.900%	03/01/28		345	289,415
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.325%	03/24/25	EUR	1,300	1,253,637
4.625%	08/01/29		205	158,807
5.000%	10/15/27		20	16,830

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	07/15/26(a)		750	$656,252
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25		2,235	2,169,184
Ventas Realty LP,
Gtd. Notes
4.400%	01/15/29		650	607,127
VICI Properties LP,
Sr. Unsec’d. Notes
4.950%	02/15/30		575	541,331
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25		40	37,836
4.125%	08/15/30		5	4,370
4.250%	12/01/26		20	18,664
4.500%	09/01/26		95	89,624
4.500%	01/15/28		305	278,926
4.625%	06/15/25		50	47,941
5.625%	05/01/24		5	4,966
5.750%	02/01/27		5	4,870
Welltower, Inc.,
Sr. Unsec’d. Notes
4.125%	03/15/29		490	449,067
4.800%	11/20/28	GBP	650	727,180

				13,085,975

Retail — 0.1%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28		450	405,562
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.375%	02/07/25	EUR	487	450,921
Sr. Sec’d. Notes, 144A
6.250%	10/30/25	EUR	4,305	4,026,491
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29		325	231,276
3.875%	10/01/31		325	229,282
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.250%	04/15/32		270	240,006
3.300%	04/15/40		85	67,819
4.950%	09/15/52		80	77,297
Walmart, Inc.,
Sr. Unsec’d. Notes
1.800%	09/22/31		110	89,692

				5,818,346

Semiconductors — 0.0%
Broadcom, Inc.,
Gtd. Notes
4.300%	11/15/32		100	88,284
Gtd. Notes, 144A
1.950%	02/15/28		268	226,530

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
2.600%	02/15/33		975	$730,854
Sr. Unsec’d. Notes, 144A
3.469%	04/15/34		45	35,678
4.150%	04/15/32		75	65,926
Microchip Technology, Inc.,
Sr. Unsec’d. Notes
4.333%	06/01/23		1,025	1,020,340

				2,167,612

Software — 0.0%
Microsoft Corp.,
Sr. Unsec’d. Notes
3.041%	03/17/62		153	106,574
Oracle Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/23		1,425	1,396,115
3.600%	04/01/50		337	229,906
6.150%	11/09/29		75	77,972
6.250%	11/09/32		225	236,260

				2,046,827

Telecommunications — 0.2%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
8.125%	02/01/27		360	327,600
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
2.875%	05/07/30		200	170,162
AT&T, Inc.,
Sr. Unsec’d. Notes
1.600%	05/19/28	EUR	327	310,139
1.700%	03/25/26		530	478,363
2.550%	12/01/33		165	126,885
3.500%	06/01/41		245	182,848
3.550%	09/15/55		700	472,793
4.350%	06/15/45		70	56,549
British Telecommunications PLC (United Kingdom),
Gtd. Notes, EMTN
1.125%	09/12/29	EUR	165	146,219
Empresa Nacional de Telecomunicaciones SA (Chile),
Sr. Unsec’d. Notes, 144A
3.050%	09/14/32		200	159,100
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
5.125%	10/15/26	EUR	1,425	1,407,303
NTT Finance Corp. (Japan),
Gtd. Notes, 144A
0.373%	03/03/23(a)		1,750	1,736,336
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, 144A, MTN
2.625%	04/08/31		200	171,500
Orange SA (France),
Jr. Sub. Notes, EMTN
2.375%(ff)	01/15/25(oo)	EUR	700	707,404
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		40	47,583

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sprint LLC,
Gtd. Notes
7.625%	02/15/25		255	$264,035
7.625%	03/01/26		15	15,785
7.875%	09/15/23		1,325	1,344,784
TalkTalk Telecom Group Ltd. (United Kingdom),
Gtd. Notes
3.875%	02/20/25	GBP	3,200	3,016,379
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26		35	31,875
2.625%	02/15/29		270	229,169
2.875%	02/15/31		265	218,783
3.000%	02/15/41		175	123,540
3.875%	04/15/30		975	885,032
4.750%	02/01/28		25	24,358
5.650%	01/15/53		115	111,857
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.550%	03/21/31		140	115,220
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes
3.250%	01/31/31	EUR	3,090	2,623,077
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.625%	11/24/30	EUR	485	436,756

				15,941,434

Transportation — 0.0%
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
2.450%	12/02/31		70	58,073
3.000%	12/02/41		40	30,149
3.100%	12/02/51		15	10,208
CP - Comboios de Portugal EPE (Portugal),
Sr. Unsec’d. Notes
5.700%	03/05/30	EUR	700	812,947
CSX Corp.,
Sr. Unsec’d. Notes
4.500%	11/15/52		50	43,678
Kazakhstan Temir Zholy National Co. JSC (Kazakhstan),
Gtd. Notes
3.250%	12/05/23	CHF	600	624,966
La Poste SA (France),
Sr. Unsec’d. Notes, EMTN
0.000%	07/18/29	EUR	400	330,012
Regie Autonome des Transports Parisiens (France),
Sr. Unsec’d. Notes, EMTN
0.400%	12/19/36	EUR	303	276,156
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.950%	03/10/52		220	149,182

				2,335,371

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	03/14/23		235	$233,813

Water — 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes
2.800%	05/01/30		173	149,628
3.250%	06/01/51		106	75,931
3.450%	05/01/50		27	19,934
4.200%	09/01/48		175	146,672
Suez SACA (France),
Sr. Unsec’d. Notes, EMTN
2.875%	05/24/34	EUR	500	448,658

				840,823

TOTAL CORPORATE BONDS (cost $364,780,058)				299,432,776

FLOATING RATE AND OTHER LOANS — 0.0%

Airlines — 0.0%
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%
8.108%(c)	04/21/28		999	982,732

Commercial Services — 0.0%
Adtalem Global Education, Inc.,
Term B Loan, 1 Month LIBOR + 4.000%
8.389%(c)	08/12/28		192	189,989

Computers — 0.0%
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.750%
7.974%(c)	03/01/29		1,716	1,594,083

Media — 0.0%
Diamond Sports Group LLC,
Second Lien Term loan, 1 Month SOFR + 3.350%
7.567%(c)	08/24/26		1,642	198,373

Telecommunications — 0.0%
Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%
7.634%(c)	05/27/24		940	784,968

TOTAL FLOATING RATE AND OTHER LOANS (cost $4,084,515)				3,750,145

MUNICIPAL BONDS — 0.0%

California — 0.0%
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, BABs, Series H
6.398%	05/15/31		220	233,939
6.548%	05/15/48		115	130,882
University of California,
Taxable, Revenue Bonds, Series B
1.316%	05/15/27		355	306,904
Taxable, Revenue Bonds, Series BG
1.614%	05/15/30		340	268,003

				939,728

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New York — 0.0%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	120	$123,417

Puerto Rico — 0.0%
Commonwealth of Puerto Rico,
General Obligation, Sub-Series C
0.000%(cc)	11/01/43	569	249,040

TOTAL MUNICIPAL BONDS (cost $1,623,843)			1,312,185

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Bellemeade Re Ltd.,
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
8.089%(c)	10/25/30	215	216,690
BVRT Financing Trust,
Series 2021-04, Class F, 144A, 1 Month SOFR + 2.000%
5.807%(c)	09/12/26^	283	281,904
Connecticut Avenue Securities Trust,
Series 2022-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
7.078%(c)	12/25/41	520	488,084
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)
10.178%(c)	03/25/42	90	93,575
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)
9.178%(c)	03/25/42	80	80,000
Eagle Re Ltd.,
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
6.189%(c)	04/25/29	217	211,994
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)
7.378%(c)	04/25/34	240	235,763
Fannie Mae Connecticut Avenue Securities,
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
5.928%(c)	11/25/41	90	83,705
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
7.928%(c)	11/25/50	725	692,376
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
6.728%(c)	10/25/50	45	45,671
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)
6.578%(c)	01/25/51	90	80,925
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)
6.978%(c)	01/25/34	110	100,460
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
7.328%(c)	10/25/41	300	279,630

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
6.928%(c)	08/25/33		90	$76,046
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
7.078%(c)	12/25/33		105	89,902
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
7.278%(c)	09/25/41		140	119,576
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
6.028%(c)	09/25/41		300	264,068
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
6.278%(c)	12/25/41		200	176,501
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)
6.828%(c)	04/25/42		330	326,084
Freddie Mac REMIC,
Series 4910, Class MI, IO
4.000%	08/25/49		71	13,820
Series 5020, Class IH, IO
3.000%	08/25/50		322	49,496
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49		774	715,930
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
5.528%(c)	04/25/34		1,500	1,468,290
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
6.828%(c)	04/25/34		200	177,752
Radnor Re Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
7.628%(c)	11/25/31		300	283,384

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $7,014,816)				6,651,626

SOVEREIGN BONDS — 1.5%
Andorra International Bond (Andorra),
Sr. Unsec’d. Notes, EMTN
1.250%	05/06/31	EUR	700	598,641
Australia Government Bond (Australia),
Sr. Unsec’d. Notes, Series 150
3.000%	03/21/47	AUD	122	65,688
Sr. Unsec’d. Notes, Series 156
2.750%	05/21/41	AUD	460	248,514
Sr. Unsec’d. Notes, Series 159
0.250%	11/21/24	AUD	2,334	1,498,461
Sr. Unsec’d. Notes, Series 161
0.250%	11/21/25	AUD	1,742	1,081,064
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	1,914	751,238

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, Series 164
0.500%	09/21/26	AUD	2,751	$1,673,036
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.220%	04/26/35	EUR	165	170,116
Sr. Unsec’d. Notes, EMTN
6.350%	11/30/41	EUR	200	249,697
Bonos de la Tesoreria de la Republica en pesos (Chile),
Unsec’d. Notes, 144A
2.800%	10/01/33	CLP	110,000	104,880
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		2,634	2,548,889
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes
1.375%	09/23/50	EUR	25	15,041
Bundesrepublik Deutschland Bundesanleihe (Germany),
Bonds
0.000%	08/15/31	EUR	639	554,827
0.000%	05/15/36	EUR	301	228,899
1.700%	08/15/32	EUR	1,070	1,061,544
3.250%	07/04/42	EUR	240	281,952
Bundesschatzanweisungen (Germany),
Bonds
0.400%	09/13/24	EUR	2,045	2,105,405
Caisse d’Amortissement de la Dette Sociale (France),
Sr. Unsec’d. Notes, EMTN
0.125%	10/25/23	EUR	2,300	2,403,881
Unsec’d. Notes, EMTN
1.750%	11/25/27	EUR	2,400	2,395,221
Canada Housing Trust No. 1 (Canada),
Gov’t. Gtd. Notes, 144A
2.350%	06/15/27	CAD	420	292,550
Canadian Government Bond (Canada),
Bonds
0.250%	04/01/24	CAD	1,709	1,201,424
0.250%	03/01/26	CAD	4,137	2,743,188
2.000%	12/01/51	CAD	223	125,262
3.500%	12/01/45	CAD	336	254,755
Bonds, Series 0001
1.250%	06/01/30	CAD	45	28,800
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
2.550%	07/27/33		300	234,525
China Government Bond (China),
Sr. Unsec’d. Notes
3.950%	06/29/43	CNH	9,000	1,375,716
China Government International Bond (China),
Sr. Unsec’d. Notes
0.250%	11/25/30	EUR	1,000	854,048
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes, EMTN
3.875%	03/22/26	EUR	2,910	2,927,720
Colombian TES (Colombia),
Bonds, Series B
7.250%	10/18/34	COP	1,114,300	150,657

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
1.125%	03/04/33	EUR	200	$163,284
1.500%	06/17/31	EUR	1,000	885,664
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, EMTN
1.250%	01/21/40	EUR	2,100	1,465,801
Czech Republic Government Bond (Czech Republic),
Bonds, Series 078
2.500%	08/25/28	CZK	11,260	434,440
Denmark Government Bond (Denmark),
Bonds
4.500%	11/15/39	DKK	1,819	324,122
European Financial Stability Facility (Supranational Bank),
Gov’t. Gtd. Notes
0.000%	10/15/25	EUR	410	404,310
0.400%	01/26/26	EUR	380	376,005
Gov’t. Gtd. Notes, EMTN
1.450%	09/05/40	EUR	507	410,576
European Stability Mechanism (Supranational Bank),
Sr. Unsec’d. Notes
0.000%	12/16/24	EUR	265	267,641
0.000%	12/15/26	EUR	535	508,905
European Union (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.000%	03/04/26	EUR	970	945,818
0.000%	04/22/31	EUR	225	187,421
0.000%	07/04/35	EUR	689	493,125
Export-Import Bank of China (The) (China),
Sr. Unsec’d. Notes
4.150%	06/18/27	CNH	1,000	150,703
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, EMTN
3.450%	06/25/26	CNH	1,000	139,324
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, 144A
0.250%	09/15/40	EUR	217	141,280
0.875%	09/15/25	EUR	667	679,454
French Republic Government Bond OAT (France),
Bonds
0.000%	02/25/26	EUR	117	114,887
0.000%	02/25/27	EUR	1,912	1,822,726
0.000%	11/25/31	EUR	3,023	2,486,275
0.750%	05/25/52	EUR	944	529,756
2.000%	11/25/32	EUR	766	747,964
4.500%	04/25/41	EUR	794	976,391
Unsec’d. Notes, 144A
1.500%	05/25/50	EUR	113	81,171
Hellenic Republic Government Bond (Greece),
Sr. Unsec’d. Notes, 144A
1.875%	02/04/35	EUR	4,700	3,679,349
1.875%	01/24/52	EUR	1,600	974,118
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	90	96,366
Hungary Government Bond (Hungary),
Bonds, Series 30-A
3.000%	08/21/30	HUF	65,120	117,485

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.625%	04/28/32	EUR	1,820	$1,394,560
Sr. Unsec’d. Notes, 144A
5.500%	06/16/34		200	186,288
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27	EUR	1,820	1,709,319
1.100%	03/12/33	EUR	730	567,423
1.750%	04/24/25	EUR	730	745,434
3.050%	03/12/51		200	144,522
3.375%	07/30/25	EUR	155	164,292
3.550%	03/31/32		200	181,522
4.150%	09/20/27		200	196,022
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	1,960	2,030,288
3.850%	07/18/27		417	401,930
Indonesia Treasury Bond (Indonesia),
Bonds, Series 087
6.500%	02/15/31	IDR	14,834,000	927,631
Bonds, Series 092
7.125%	06/15/42	IDR	2,225,000	142,747
Ireland Government Bond (Ireland),
Unsec’d. Notes
1.100%	05/15/29	EUR	433	413,952
1.500%	05/15/50	EUR	96	71,044
Isle of Man Government International Bond (United Kingdom),
Unsec’d. Notes
5.375%	08/14/34	GBP	400	508,581
5.625%	03/29/30	GBP	200	258,912
Israel Government Bond (Israel),
Bonds, Series 0327
2.000%	03/31/27	ILS	1,985	527,287
Bonds, Series 0330
1.000%	03/31/30	ILS	185	43,809
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes, EMTN
6.875%	10/21/34	GBP	100	139,014
Italy Buoni Poliennali Del Tesoro (Italy),
Sr. Unsec’d. Notes, Series 03Y
0.000%	08/15/24	EUR	888	903,264
Sr. Unsec’d. Notes, Series 04Y
0.000%	01/15/24	EUR	851	882,868
Sr. Unsec’d. Notes, Series 05Y
0.000%	04/01/26	EUR	2,984	2,837,280
Sr. Unsec’d. Notes, Series 10Y
2.500%	12/01/32	EUR	2,805	2,499,089
Sr. Unsec’d. Notes, Series 10Y, 144A
0.950%	12/01/31	EUR	2,029	1,612,841
Sr. Unsec’d. Notes, Series 13Y, 144A
4.000%	04/30/35	EUR	985	974,943
Sr. Unsec’d. Notes, Series 16Y, 144A
0.950%	03/01/37	EUR	435	288,244
Sr. Unsec’d. Notes, Series 31Y, 144A
1.700%	09/01/51	EUR	495	289,436
Sr. Unsec’d. Notes, Series 34Y, 144A
1.500%	04/30/45	EUR	746	446,163

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Japan Government Forty Year Bond (Japan),
Bonds, Series 09
0.400%	03/20/56	JPY	184,300	$965,333
Japan Government Ten Year Bond (Japan),
Bonds, Series 337
0.300%	12/20/24	JPY	656,850	5,030,141
Bonds, Series 339
0.400%	06/20/25	JPY	208,500	1,602,045
Bonds, Series 361
0.100%	12/20/30	JPY	342,950	2,530,668
Japan Government Thirty Year Bond (Japan),
Bonds, Series 30
2.300%	03/20/39	JPY	219,950	1,966,738
Bonds, Series 51
0.300%	06/20/46	JPY	194,750	1,152,955
Bonds, Series 56
0.800%	09/20/47	JPY	288,700	1,898,878
Bonds, Series 65
0.400%	12/20/49	JPY	78,500	454,467
Japan Government Twenty Year Bond (Japan),
Bonds, Series 145
1.700%	06/20/33	JPY	65,950	558,427
Bonds, Series 157
0.200%	06/20/36	JPY	124,600	864,611
Bonds, Series 162
0.600%	09/20/37	JPY	182,200	1,312,323
Bonds, Series 181
0.900%	06/20/42	JPY	226,450	1,614,871
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
1.500%	09/30/34	EUR	470	372,554
1.550%	11/09/23	EUR	1,310	1,377,574
2.375%	11/09/28	EUR	830	798,405
Kingdom of Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes, Series 60, 144A
4.250%	03/28/41	EUR	278	327,647
Sr. Unsec’d. Notes, Series 91, 144A
0.000%	10/22/27	EUR	725	676,484
Sr. Unsec’d. Notes, Series 94, 144A
0.350%	06/22/32	EUR	1,595	1,313,541
Sr. Unsec’d. Notes, Series 95, 144A
1.400%	06/22/53	EUR	225	149,472
Korea Treasury Bond (South Korea),
Bonds, Series 4009
1.500%	09/10/40	KRW	619,470	349,539
Sr. Unsec’d. Notes, Series 2406
1.125%	06/10/24	KRW	655,530	499,204
Sr. Unsec’d. Notes, Series 2603
1.250%	03/10/26	KRW	1,396,050	1,019,304
Sr. Unsec’d. Notes, Series 3106
2.000%	06/10/31	KRW	1,189,560	817,011
Sr. Unsec’d. Notes, Series 5103
1.875%	03/10/51	KRW	1,023,230	552,788
Malaysia Government Bond (Malaysia),
Bonds, Series 0122
3.582%	07/15/32	MYR	1,040	227,407
Bonds, Series 0307
3.502%	05/31/27	MYR	5,171	1,155,005

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Mexican Bonos (Mexico),
Bonds, Series M
5.500%	03/04/27	MXN	130	$583,564
Sr. Unsec’d. Notes, Series M20
8.500%	05/31/29	MXN	75	371,359
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
1.125%	01/17/30	EUR	1,455	1,262,844
2.250%	08/12/36	EUR	400	303,553
2.659%	05/24/31		200	161,600
3.771%	05/24/61		200	126,663
Netherlands Government Bond (Netherlands),
Bonds, 144A
0.000%	01/15/27	EUR	504	483,889
0.000%	07/15/31	EUR	306	257,599
0.000%	01/15/38	EUR	1,539	1,059,043
0.000%	01/15/52	EUR	215	108,291
New Zealand Government Bond (New Zealand),
Bonds, Series 0427
4.500%	04/15/27	NZD	375	237,140
Bonds, Series 0437
2.750%	04/15/37	NZD	355	180,761
Bonds, Series 0551
2.750%	05/15/51	NZD	2,093	948,196
Unsec’d. Notes, Series 0532
2.000%	05/15/32	NZD	10,670	5,493,566
Norway Government Bond (Norway),
Sr. Unsec’d. Notes, Series 483, 144A
1.250%	09/17/31	NOK	2,062	179,280
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
6.400%	02/14/35		200	202,850
Peru Government Bond (Peru),
Sr. Unsec’d. Notes
5.400%	08/12/34	PEN	537	113,148
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.250%	03/11/33	EUR	1,275	946,396
2.750%	01/30/26	EUR	1,275	1,291,720
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
0.250%	04/28/25	EUR	110	108,830
0.700%	02/03/29	EUR	730	644,092
1.200%	04/28/33	EUR	620	510,535
1.750%	04/28/41	EUR	200	145,488
1.950%	01/06/32		400	324,044
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
0.900%	10/12/35	EUR	231	177,795
Unsec’d. Notes, 144A
0.700%	10/15/27	EUR	475	457,889
1.000%	04/12/52	EUR	2,665	1,393,083
Province of Alberta (Canada),
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	588	408,048
Province of British Columbia (Canada),
Debentures
4.700%	06/18/37	CAD	235	181,967

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	04/27/26		482	$451,284
Sr. Unsec’d. Notes, EMTN
0.250%	12/15/26	GBP	3,003	3,057,769
Unsec’d. Notes
3.450%	06/02/45	CAD	994	640,750
Province of Quebec (Canada),
Sr. Unsec’d. Notes
1.500%	09/01/31	CAD	300	181,218
2.750%	04/12/27		464	434,735
Unsec’d. Notes
3.100%	12/01/51	CAD	130	77,697
3.500%	12/01/45	CAD	422	274,561
Province of Saskatchewan (Canada),
Sr. Unsec’d. Notes
3.250%	06/08/27		686	653,389
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.400%	04/16/50		200	182,038
Region of Lazio (Italy),
Sr. Unsec’d. Notes
3.088%	03/31/43	EUR	346	303,971
Republic of Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
0.750%	10/20/26	EUR	423	419,433
0.850%	06/30/2120	EUR	56	22,611
1.850%	05/23/49	EUR	150	121,819
2.400%	05/23/34	EUR	496	489,932
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.875%	10/17/29		3,500	2,906,924
4.000%	10/17/49		330	232,602
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	718	869,285
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		480	457,839
Republic of Poland Government Bond (Poland),
Bonds, Series 0432
1.750%	04/25/32	PLN	477	71,386
Bonds, Series 0726
2.500%	07/25/26	PLN	1,912	377,011
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
5.500%	11/16/27		165	168,701
Romania Government Bond (Romania),
Bonds, Series 10Y
8.250%	09/29/32	RON	570	122,958
Romanian Government International Bond (Romania),
Bonds, 144A
3.624%	05/26/30	EUR	20	17,446
Sr. Unsec’d. Notes, 144A, MTN
3.875%	10/29/35	EUR	20	15,746
Sr. Unsec’d. Notes, EMTN
3.375%	01/28/50	EUR	94	57,688
3.875%	10/29/35	EUR	20	15,746
4.125%	03/11/39	EUR	70	53,403

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Unsec’d. Notes, 144A
2.750%	04/14/41	EUR	28	$16,734
3.000%	02/27/27		240	211,920
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes
2.000%	07/09/39	EUR	400	316,532
Sr. Unsec’d. Notes, 144A
5.500%	10/25/32		630	667,170
Sr. Unsec’d. Notes, 144A, MTN
2.250%	02/02/33		250	201,922
Sr. Unsec’d. Notes, EMTN
0.625%	03/03/30	EUR	1,300	1,137,012
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
3.125%	05/15/27	EUR	2,000	1,836,223
Singapore Government Bond (Singapore),
Bonds
2.625%	08/01/32	SGD	206	147,648
3.500%	03/01/27	SGD	1,022	781,715
Slovakia Government Bond (Slovakia),
Sr. Unsec’d. Notes, Series 236
0.750%	04/09/30	EUR	282	246,608
Slovenia Government Bond (Slovenia),
Bonds, Series RS76
3.125%	08/07/45	EUR	95	87,153
Spain Government Bond (Spain),
Sr. Unsec’d. Notes
0.000%	05/31/24	EUR	430	442,078
Sr. Unsec’d. Notes, 144A
0.850%	07/30/37	EUR	619	438,879
1.000%	10/31/50(k)	EUR	3,665	2,018,869
1.200%	10/31/40(k)	EUR	800	560,388
1.900%	10/31/52	EUR	521	353,763
2.550%	10/31/32	EUR	1,626	1,586,269
2.900%	10/31/46	EUR	107	97,590
3.450%	07/30/43	EUR	93	91,492
State of North Rhine-Westphalia Germany (Germany),
Sr. Unsec’d. Notes, Series 1439, EMTN
1.550%	06/16/48	EUR	494	386,029
States of Guernsey Bond (Guernsey),
Sr. Unsec’d. Notes
3.375%	12/12/46	GBP	100	95,193
Sweden Government Bond (Sweden),
Bonds, Series 1062, 144A
0.125%	05/12/31	SEK	5,860	465,862
Swiss Confederation Government Bond (Switzerland),
Bonds
1.250%	05/28/26	CHF	388	418,087
1.500%	04/30/42	CHF	182	192,383
3.250%	06/27/27	CHF	514	599,715
3.500%	04/08/33	CHF	310	395,894
Thailand Government Bond (Thailand),
Bonds
4.675%	06/29/44	THB	13,146	449,895
Sr. Unsec’d. Notes
4.875%	06/22/29	THB	4,792	159,648

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
6.750%	06/20/28(d)	EUR	3,640	$699,654
Sr. Unsec’d. Notes, 144A
4.375%	01/27/32(d)	EUR	130	24,527
United Kingdom Gilt (United Kingdom),
Bonds
0.125%	01/31/24	GBP	466	542,582
0.250%	01/31/25	GBP	1,171	1,314,969
0.500%	10/22/61	GBP	147	63,430
0.625%	07/31/35	GBP	344	280,261
0.875%	10/22/29	GBP	1,631	1,649,625
1.250%	07/31/51	GBP	1,885	1,231,866
1.500%	07/22/47	GBP	664	490,299
2.500%	07/22/65	GBP	173	156,719
4.125%	01/29/27	GBP	726	888,529
4.250%	12/07/46	GBP	492	612,921
Unsec’d. Notes
1.125%	01/31/39	GBP	1,510	1,204,493

TOTAL SOVEREIGN BONDS (cost $197,753,211)				153,809,818

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.4%
Federal Home Loan Mortgage Corp.
1.500%	01/01/51		222	171,598
2.000%	12/01/35		581	518,131
2.000%	06/01/36		120	106,606
2.000%	03/01/51		40	32,870
2.000%	08/01/51		234	192,256
2.500%	06/01/30		53	49,514
2.500%	07/01/30		24	22,194
2.500%	11/01/35		59	54,004
2.500%	01/01/51		542	463,447
2.500%	08/01/51		251	213,809
2.500%	09/01/51		297	251,854
3.000%	06/01/30		14	13,591
3.000%	09/01/35		49	45,235
3.000%	01/01/37		32	29,400
3.000%	02/01/37		51	46,943
3.000%	05/01/45		57	51,243
3.000%	08/01/46		145	129,940
3.000%	09/01/46		244	218,789
3.000%	02/01/47		97	87,188
3.000%	12/01/51		144	126,962
3.500%	10/01/30		13	12,635
3.500%	08/01/42		62	58,195
3.500%	01/01/44		64	59,646
3.500%	07/01/45		68	63,595
3.500%	09/01/47		217	198,435
3.500%	11/01/47		404	375,306
3.500%	03/01/48		329	305,075
3.500%	02/01/52		147	133,857
4.000%	01/01/33		107	105,713
4.000%	06/01/42		30	29,015
4.000%	09/01/44		59	56,450
4.000%	04/01/45		15	14,588
4.000%	05/01/45		42	39,947
4.000%	02/01/46		165	156,275

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	05/01/46	50	$47,506
4.000%	01/01/47	67	64,526
4.000%	08/01/52	514	482,093
4.500%	12/01/34	16	15,315
4.500%	03/01/41	76	75,408
4.500%	07/01/41	22	21,892
4.500%	03/01/44	27	26,944
4.500%	12/01/45	55	54,212
4.500%	09/01/50	384	375,324
4.500%	08/01/52	48	46,648
5.000%	02/01/42	77	78,299
5.000%	08/01/52	248	244,294
6.250%	07/15/32(k)	275	320,678
6.750%	03/15/31(k)	975	1,147,209
Federal Home Loan Mortgage Corp., MTN
1.865%(s)	12/14/29(k)	280	205,832
Federal National Mortgage Assoc.
1.500%	11/01/41	207	169,591
2.000%	07/01/30	29	26,434
2.000%	04/01/31	24	21,486
2.000%	05/01/36	183	163,189
2.000%	10/01/36	87	77,267
2.000%	02/01/37	206	183,638
2.000%	06/01/40	85	72,352
2.000%	11/01/40	22	18,531
2.000%	12/01/40	168	143,028
2.000%	11/01/41	665	565,919
2.000%	07/01/50	95	78,379
2.000%	09/01/50	678	554,780
2.000%	02/01/51	344	280,673
2.000%	03/01/51	99	81,877
2.000%	03/01/51	125	102,745
2.000%	03/01/51	140	114,710
2.000%	05/01/51	389	317,714
2.000%	05/01/51	2,133	1,750,339
2.000%	07/01/51	604	492,732
2.000%	08/01/51	242	198,758
2.000%	08/01/51	2,829	2,308,823
2.500%	05/01/30	36	33,916
2.500%	06/01/30	14	12,986
2.500%	07/01/30	29	27,331
2.500%	07/01/30	36	33,652
2.500%	07/01/30	36	34,159
2.500%	05/01/36	423	388,471
2.500%	06/01/36	94	86,656
2.500%	09/01/36	201	184,201
2.500%	04/01/37	287	255,465
2.500%	06/01/40	284	249,973
2.500%	11/01/50	321	276,184
2.500%	01/01/51	242	205,492
2.500%	07/01/51	477	404,940
2.500%	09/01/51	566	484,108
2.500%	11/01/51	413	352,960
2.500%	12/01/51	206	176,378
2.500%	12/01/51	235	199,242
2.500%	01/01/52	565	481,414
2.500%	02/01/52	510	432,579
2.500%	04/01/52	289	244,561

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	04/01/52	357	$303,399
3.000%	06/01/30	44	41,637
3.000%	07/01/30	31	29,179
3.000%	07/01/30	60	57,721
3.000%	09/01/30	31	29,651
3.000%	11/01/30	15	14,226
3.000%	03/01/31	51	48,988
3.000%	06/01/32	79	75,233
3.000%	07/01/33	49	45,743
3.000%	03/01/35	15	14,111
3.000%	09/01/35	25	23,015
3.000%	02/01/37	26	23,858
3.000%	12/01/40	150	134,999
3.000%	05/01/45	202	181,166
3.000%	06/01/45	149	134,482
3.000%	07/01/45	42	37,925
3.000%	08/01/45	128	115,335
3.000%	01/01/46	23	20,351
3.000%	04/01/46	208	188,633
3.000%	10/01/46	49	44,250
3.000%	10/01/46	74	65,952
3.000%	11/01/46	188	168,050
3.000%	12/01/46	77	69,550
3.000%	12/01/46	321	287,357
3.000%	12/01/50	257	230,307
3.000%	05/01/51	321	285,702
3.000%	08/01/51	238	209,431
3.000%	12/01/51	245	215,738
3.000%	06/01/52	243	213,650
3.500%	12/01/29	22	20,807
3.500%	05/01/30	18	17,342
3.500%	10/01/30	31	30,032
3.500%	02/01/36	72	68,646
3.500%	02/01/37	23	21,798
3.500%	06/01/43	144	134,939
3.500%	12/01/46	270	251,320
3.500%	08/01/47	36	33,393
3.500%	09/01/47	159	147,194
3.500%	09/01/47	208	193,199
3.500%	01/01/48	465	431,506
3.500%	03/01/48	187	172,714
3.500%	11/01/48	159	147,522
3.500%	09/01/57	337	309,117
3.500%	05/01/58	132	121,262
4.000%	04/01/35	23	22,225
4.000%	03/01/41	53	50,547
4.000%	11/01/42	74	70,792
4.000%	06/01/44	28	26,397
4.000%	03/01/45	19	18,429
4.000%	01/01/46	60	57,634
4.000%	03/01/46	117	112,394
4.000%	04/01/47	57	54,261
4.000%	07/01/47	133	127,203
4.000%	12/01/47	162	154,559
4.000%	06/01/48	927	883,150
4.000%	02/01/49	223	212,488
4.000%	09/01/49	120	114,468
4.000%	09/01/52	4,330	4,061,691

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.500%	08/01/40	29	$28,326
4.500%	02/01/41	25	25,135
4.500%	06/01/41	73	72,499
4.500%	09/01/41	13	12,670
4.500%	01/01/42	40	39,373
4.500%	01/01/43	38	37,760
4.500%	03/01/44	16	15,832
4.500%	06/01/48	57	56,226
4.500%	01/01/51	159	155,569
4.500%	07/01/52	546	526,047
5.000%	05/01/38	41	41,270
5.000%	08/01/52	894	882,806
5.500%	07/01/38	21	21,362
5.500%	05/01/39	28	28,719
5.500%	05/01/40	14	14,931
6.000%	02/01/36	16	16,542
6.000%	11/01/38	15	15,347
6.000%	09/01/39	35	36,484
6.000%	06/01/40	20	21,241
6.625%	11/15/30(k)	465	542,408
7.125%	01/15/30(k)	35	41,359
Freddie Mac Coupon Strips
1.998%(s)	07/15/32	104	65,368
Government National Mortgage Assoc.
2.000%	10/20/50	310	261,325
2.000%	11/20/50	240	199,637
2.000%	08/20/51	48	40,254
2.000%	09/20/51	233	195,894
2.000%	11/20/51	381	320,155
2.500%	01/20/47	31	27,731
2.500%	09/20/51	476	413,230
2.500%	12/20/51	2,839	2,462,911
3.000%	11/20/43	139	127,262
3.000%	01/15/45	18	16,415
3.000%	03/15/45	17	15,297
3.000%	01/20/47	180	162,062
3.000%	06/20/47	276	248,979
3.000%	08/20/47	112	101,245
3.000%	05/20/51	71	63,663
3.000%	07/20/51	275	246,256
3.000%	09/20/51	168	150,402
3.000%	12/20/51	206	184,102
3.500%	04/15/45	17	16,123
3.500%	03/20/47	99	92,524
3.500%	07/20/47	604	563,071
3.500%	08/20/47	143	133,034
3.500%	09/20/47	28	26,071
3.500%	11/20/47	22	20,807
3.500%	12/20/47	21	19,583
3.500%	03/20/48	77	71,589
3.500%	11/20/51	48	44,120
4.000%	03/15/44	40	38,388
4.000%	01/20/46	56	53,564
4.000%	02/20/46	19	18,536
4.000%	03/20/46	87	83,867
4.000%	07/20/47	155	148,894
4.000%	12/20/47	56	54,044
4.500%	10/15/41	21	21,327

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.500%	07/20/44	83	$83,642
4.500%	04/20/45	94	94,830
5.000%	06/15/38	12	11,919
5.000%	06/15/39	21	21,454
5.000%	12/15/39	17	17,540
5.000%	03/15/44	70	71,840
Tennessee Valley Authority Generic Strips, Bonds
2.040%(s)	09/15/30	215	147,721

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $46,710,193)			41,093,369

U.S. TREASURY OBLIGATIONS — 1.3%
U.S. Treasury Bonds
1.375%	11/15/40	1,565	1,018,473
1.750%	08/15/41(h)(k)	29,865	20,471,524
1.875%	02/15/41	9,990	7,067,925
2.000%	11/15/41(h)	24,340	17,410,706
2.000%	08/15/51	1,818	1,196,471
2.250%	05/15/41(h)(k)	24,495	18,417,178
2.375%	02/15/42	4,195	3,205,242
2.375%	05/15/51(h)	1,020	735,356
2.500%	02/15/45	61	46,074
2.500%	05/15/46	1,115	835,379
2.875%	05/15/43	2,635	2,155,348
2.875%	05/15/52(h)(k)	3,142	2,530,292
3.000%	08/15/52	2,335	1,935,861
3.375%	08/15/42	5,535	4,949,501
3.625%	08/15/43(h)	12,375	11,400,469
3.750%	11/15/43	215	201,798
4.000%	11/15/42(h)(k)	4,000	3,919,375
U.S. Treasury Notes
0.750%	04/30/26(k)	4,860	4,345,144
1.250%	06/30/28(k)	605	523,041
1.250%	08/15/31	1,225	994,547
1.875%	02/15/32(h)(k)	40	33,925
2.000%	02/15/25	1,361	1,294,864
2.375%	03/31/29(k)	90	81,921
2.750%	07/31/27	7,337	6,942,636
2.750%	08/15/32(h)(k)	80	72,825
2.875%	08/15/28(k)	3,000	2,824,922
2.875%	05/15/32	1,178	1,085,969
3.250%	06/30/29(h)(k)	480	459,300
3.875%	11/30/29	10	9,933
4.125%	11/15/32	40	40,800
4.500%	11/15/25	2,990	3,008,921
U.S. Treasury Strips Coupon
1.916%(s)	02/15/38(k)	625	331,641
1.961%(s)	11/15/40(k)	5,785	2,710,815
1.964%(s)	08/15/41(h)	7,655	3,446,544
2.022%(s)	11/15/41	30	13,355
2.040%(s)	08/15/42	20	8,573
2.052%(s)	11/15/43	245	99,933
2.054%(s)	02/15/45	45	17,459
2.069%(s)	05/15/43(k)	3,015	1,249,929
2.073%(s)	02/15/43	4,385	1,840,672
2.107%(s)	11/15/44	180	70,376
2.117%(s)	05/15/44	1,220	486,189
2.119%(s)	08/15/45(k)	6,235	2,371,248

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. TREASURY OBLIGATIONS(continued)
2.122%(s)	08/15/44(k)		600	$237,351
2.125%(s)	05/15/45(k)		640	245,750

TOTAL U.S. TREASURY OBLIGATIONS (cost $168,025,591)				132,345,555

TOTAL LONG-TERM INVESTMENTS (cost $9,085,944,737)				8,535,884,237

		Shares

SHORT-TERM INVESTMENTS — 19.7%

AFFILIATED MUTUAL FUNDS — 18.4%
PGIM Core Ultra Short Bond Fund(wd)			1,786,589,729	1,786,589,729
PGIM Institutional Money Market Fund (cost $142,147,786; includes $141,549,547 of cash collateral for securities on loan)(b)(wd)			142,256,925	142,185,796

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,928,737,515)				1,928,775,525

Interest Rate	Maturity Date	Principal Amount (000)#

COMMERCIAL PAPER(n) — 0.2%
Edison International
4.848%	01/03/23		2,593	2,591,669
General Motors Financial Co., Inc.
4.989%	01/27/23		900	896,541
NiSource, Inc.
4.680%	01/17/23		2,550	2,544,088
Oracle Corp.
4.636%	01/18/23		2,925	2,917,947
Ovintiv, Inc.
5.266%	01/20/23		2,305	2,298,337
Penske Truck Leasing Co. LP/PTL Finance Corp.
4.658%	01/05/23		2,475	2,473,086
Vodafone Group PLC
4.628%	01/05/23		1,490	1,488,852
VW Credit, Inc.
4.680%	01/11/23		1,400	1,397,853
4.714%	01/13/23		750	748,654

TOTAL COMMERCIAL PAPER (cost $17,361,040)				17,357,027

FOREIGN TREASURY OBLIGATIONS(n) — 0.1%
Japan Treasury Discount Bills, Series 1113
(0.163)%	01/16/23	JPY	1,232,100	9,382,017
Japan Treasury Discount Bills, Series 1116
(0.250)%	01/30/23	JPY	612,850	4,666,983

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $12,929,239)				14,049,000

U.S. TREASURY OBLIGATION(k)(n) — 1.0%
U.S. Treasury Bills
4.196%	03/16/23		106,200	105,299,064

(cost $105,294,367)

	Shares	Value

UNAFFILIATED FUND — 0.0%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Shares) (cost $895,939)	895,939	$895,939

	OPTIONS PURCHASED*~ — 0.0% (cost $30,222)	5,767

	TOTAL SHORT-TERM INVESTMENTS (cost $2,065,248,322)	2,066,382,322

	TOTAL INVESTMENTS, BEFORE OPTION WRITTEN—101.3% (cost $11,151,193,059)	10,602,266,559

	OPTION WRITTEN*~ — (0.0)% (premiums received $5,610)	(31)

	TOTAL INVESTMENTS, NET OF OPTION WRITTEN—101.3% (cost $11,151,187,449)	10,602,266,528
	Liabilities in excess of other assets(z) — (1.3)%	(138,677,022)

	NET ASSETS — 100.0%	$10,463,589,506

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $281,906 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $137,005,783; cash collateral of $141,549,547 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)

Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment. (c) Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $1,105,588. The aggregate value of $802,445 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

Currency Option GBP vs USD	Call	DB	05/04/23	1.42	—	GBP	205	$2,925
Currency Option USD vs JPY	Put	DB	02/23/23	112.00	—		371	2,842

Total Options Purchased (cost $ 30,222)								$5,767

Option Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.38.V1, 06/20/27	Put	GSI	01/18/23	3.00%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	9,350	$(31)

(premiums received $5,610)

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V1, 12/20/27	Put	02/15/23	$99.50	CDX.NA.HY.39.V1(Q)	5.00%(Q)	3,022	$36,826	$(19,081)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.00%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	15,290	4,435	(69,874)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.03%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	14,460	3,463	(67,391)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.08%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,270	2,316	(75,314)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.10%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,270	2,037	(72,275)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.88%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	15,110	34,662	(10,517)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	27,760	54,866	(42,206)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.93%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	14,880	25,409	(29,647)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	15,940	74,084	24,032
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,090	70,989	16,045
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.88%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,090	56,973	2,012

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Options Purchased (continued):

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,520	$52,467	$(14,985)

Total Centrally Cleared Swaptions (cost $777,728)							$418,527	$(359,201)

Options Written:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V1, 12/20/27	Call	02/15/23	$101.50	CDX.NA.HY.39.V1(Q)	5.00%(Q)	3,022	$(19,013)	$9,696
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	14,460	(56,061)	(25,695)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.93%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	15,290	(73,076)	(30,264)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.95%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	26,540	(152,037)	(83,033)
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.78%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	15,110	(19,528)	5,781
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	27,760	(49,065)	12,007
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	14,880	(34,562)	108
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.73%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	15,940	(14,873)	18,601
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.75%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,090	(21,895)	15,071
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.78%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,090	(29,098)	9,081
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	17,520	(48,098)	(1,845)
CDX.NA.HY.39.V1, 12/20/27	Put	02/15/23	$95.00	5.00%(Q)	CDX.NA.HY.39.V1(Q)	3,022	(11,129)	11,989
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.30%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	14,460	(1,164)	32,817
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.33%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	15,290	(1,160)	28,656
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.35%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	13,270	(950)	39,523
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.40%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	13,270	(851)	32,988
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	15,110	(10,343)	6,127
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.15%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	27,760	(15,228)	23,012
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.18%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	14,880	(7,355)	14,816
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	15,940	(21,844)	(7,498)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.13%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	17,090	(21,449)	(5,384)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.18%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	17,090	(18,094)	859

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Options Written (continued):

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.20%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	17,520	$(17,090)	$6,562

Total Centrally Cleared Swaptions (premiums received $757,938)							$(643,963)	$113,975

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,482	2 Year U.S. Treasury Notes	Mar. 2023	$303,925,782	$63,319
2,960	5 Year U.S. Treasury Notes	Mar. 2023	319,471,883	(1,000,460)
14	10 Year Australian Treasury Bonds	Mar. 2023	1,102,664	(40,550)
6	10 Year Mini Japanese Government Bonds	Mar. 2023	665,056	(12,628)
50	10 Year U.K. Gilt	Mar. 2023	6,038,705	(322,139)
3,181	10 Year U.S. Treasury Notes	Mar. 2023	357,216,375	(1,913,306)
451	20 Year U.S. Treasury Bonds	Mar. 2023	56,530,031	(752,434)
1,051	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	141,162,438	(4,284,764)
2,261	Mini MSCI EAFE Index	Mar. 2023	220,379,670	(3,832,847)
695	Russell 2000 E-Mini Index	Mar. 2023	61,538,775	(1,648,120)
4,178	S&P 500 E-Mini Index	Mar. 2023	806,562,900	(21,495,005)

				(35,238,934)

Short Positions:
71	2 Year U.S. Treasury Notes	Mar. 2023	14,560,547	31,911
6	5 Year Canadian Government Bonds	Mar. 2023	493,959	2,049
243	5 Year Euro-Bobl	Mar. 2023	30,108,815	800,520
184	5 Year U.S. Treasury Notes	Mar. 2023	19,859,063	110,963
19	10 Year Canadian Government Bonds	Mar. 2023	1,719,682	12,009
190	10 Year Euro-Bund	Mar. 2023	27,036,034	1,697,370
7	10 Year Japanese Bonds	Mar. 2023	7,758,458	155,819
17	10 Year U.K. Gilt	Mar. 2023	2,053,160	56,799
118	10 Year U.S. Treasury Notes	Mar. 2023	13,251,032	218,307
236	10 Year U.S. Ultra Treasury Notes	Mar. 2023	27,914,375	228,949
496	20 Year U.S. Treasury Bonds	Mar. 2023	62,170,500	864,798
28	30 Year Euro Buxl	Mar. 2023	4,053,495	704,810
84	British Pound Currency	Mar. 2023	6,344,100	(31,298)
484	Euro Currency	Mar. 2023	65,061,700	(1,917,697)
228	Euro Schatz Index	Mar. 2023	25,729,079	248,277
106	Euro-BTP Italian Government Bond	Mar. 2023	12,358,902	904,953
29	Euro-OAT	Mar. 2023	3,951,780	219,255

				4,307,794

				$(30,931,140)

Forward foreign currency exchange contracts outstanding at December 31, 2022:

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/10/23	BARC	AUD	6,751	$4,536,875	$4,598,532	$61,657	$—
Expiring 01/10/23	BNP	AUD	1,665	1,135,877	1,134,136	—	(1,741)
Expiring 01/10/23	BNP	AUD	1,665	1,137,953	1,134,136	—	(3,817)

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/10/23	BNP	AUD	890	$595,733	$606,235	$10,502	$—
Expiring 01/10/23	BOA	AUD	835	569,650	568,772	—	(878)
Expiring 01/10/23	GSI	AUD	1,780	1,188,497	1,212,470	23,973	—
Expiring 01/10/23	GSI	AUD	830	556,598	565,365	8,767	—
Expiring 01/10/23	GSI	AUD	830	556,071	565,365	9,294	—
Expiring 01/10/23	HSBC	AUD	2,670	1,792,625	1,818,706	26,081	—
Expiring 01/10/23	HSBC	AUD	875	592,795	596,018	3,223	—
Expiring 01/10/23	HSBC	AUD	870	598,116	592,612	—	(5,504)
Expiring 01/10/23	HSBC	AUD	825	562,068	561,959	—	(109)
Expiring 01/10/23	JPM	AUD	870	598,661	592,612	—	(6,049)
Expiring 01/10/23	JPM	AUD	830	554,331	565,366	11,035	—
Expiring 01/10/23	MSI	AUD	1,185	797,077	807,178	10,101	—
Expiring 01/10/23	MSI	AUD	835	569,057	568,771	—	(286)
Expiring 01/10/23	SSB	AUD	635	426,774	432,539	5,765	—
Expiring 01/10/23	UAG	AUD	835	569,496	568,771	—	(725)
Expiring 01/19/23	BNP	AUD	527	338,000	358,997	20,997	—
Expiring 01/19/23	HSBC	AUD	575	361,126	391,820	30,694	—
Expiring 01/19/23	JPM	AUD	531	339,000	361,849	22,849	—
Expiring 01/19/23	JPM	AUD	527	340,321	359,112	18,791	—
Expiring 01/19/23	MSI	AUD	1,089	688,204	742,073	53,869	—
Expiring 01/19/23	MSI	AUD	527	354,216	359,112	4,896	—
Expiring 01/19/23	MSI	AUD	199	133,377	135,302	1,925	—
Brazilian Real,
Expiring 01/04/23	CIGM	BRL	1,728	319,417	326,927	7,510	—
Expiring 01/04/23	CIGM	BRL	880	168,276	166,491	—	(1,785)
Expiring 01/04/23	CIGM	BRL	835	160,008	157,978	—	(2,030)
Expiring 01/04/23	MSI	BRL	2,138	409,759	404,497	—	(5,262)
Expiring 02/02/23	CITI	BRL	8,561	1,586,369	1,610,644	24,275	—
Expiring 02/02/23	MSI	BRL	2,138	411,641	402,238	—	(9,403)
British Pound,
Expiring 01/10/23	BARC	GBP	953	1,162,524	1,152,473	—	(10,051)
Expiring 01/10/23	BARC	GBP	484	596,559	585,306	—	(11,253)
Expiring 01/10/23	BARC	GBP	477	582,112	576,841	—	(5,271)
Expiring 01/10/23	BARC	GBP	246	299,444	297,492	—	(1,952)
Expiring 01/10/23	BNP	GBP	743	888,552	898,518	9,966	—
Expiring 01/10/23	BNP	GBP	477	582,653	576,841	—	(5,812)
Expiring 01/10/23	BNP	GBP	257	310,183	310,793	610	—
Expiring 01/10/23	BNP	GBP	257	314,131	310,792	—	(3,339)
Expiring 01/10/23	BOA	GBP	2,523	3,053,688	3,051,091	—	(2,597)
Expiring 01/10/23	GSI	GBP	424	515,553	512,748	—	(2,805)
Expiring 01/10/23	GSI	GBP	420	505,293	507,910	2,617	—
Expiring 01/10/23	JPM	GBP	1,073	1,306,518	1,297,590	—	(8,928)
Expiring 01/10/23	JPM	GBP	463	558,424	559,911	1,487	—
Expiring 01/10/23	JPM	GBP	459	560,370	555,073	—	(5,297)
Expiring 01/10/23	JPM	GBP	118	143,683	142,698	—	(985)
Expiring 01/10/23	MSI	GBP	1,095	1,324,716	1,324,196	—	(520)
Expiring 01/10/23	MSI	GBP	1,070	1,304,918	1,293,962	—	(10,956)
Expiring 01/10/23	SSB	GBP	983	1,195,580	1,188,753	—	(6,827)
Expiring 01/10/23	SSB	GBP	491	597,304	593,771	—	(3,533)
Expiring 01/10/23	UAG	GBP	491	591,496	593,771	2,275	—
Expiring 01/19/23	MSI	GBP	417	502,129	504,726	2,597	—
Canadian Dollar,
Expiring 01/10/23	BARC	CAD	3,493	2,609,725	2,579,902	—	(29,823)
Expiring 01/10/23	BARC	CAD	750	553,520	553,944	424	—
Expiring 01/10/23	BARC	CAD	731	546,152	539,911	—	(6,241)

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 01/10/23	BARC	CAD	225	$165,090	$166,183	$1,093	$—
Expiring 01/10/23	BNP	CAD	1,225	902,777	904,776	1,999	—
Expiring 01/10/23	BOA	CAD	815	600,892	601,953	1,061	—
Expiring 01/10/23	CIGM	CAD	425	312,907	313,901	994	—
Expiring 01/10/23	GSI	CAD	2,355	1,736,194	1,739,384	3,190	—
Expiring 01/10/23	GSI	CAD	1,630	1,190,902	1,203,905	13,003	—
Expiring 01/10/23	GSI	CAD	1,505	1,104,899	1,111,581	6,682	—
Expiring 01/10/23	GSI	CAD	1,225	903,153	904,776	1,623	—
Expiring 01/10/23	GSI	CAD	815	602,000	601,952	—	(48)
Expiring 01/10/23	GSI	CAD	815	601,987	601,953	—	(34)
Expiring 01/10/23	GSI	CAD	815	600,173	601,953	1,780	—
Expiring 01/10/23	GSI	CAD	800	588,737	590,873	2,136	—
Expiring 01/10/23	GSI	CAD	760	567,196	561,330	—	(5,866)
Expiring 01/10/23	GSI	CAD	750	554,201	553,944	—	(257)
Expiring 01/10/23	RBC	CAD	1,595	1,182,387	1,178,054	—	(4,333)
Expiring 01/10/23	RBC	CAD	750	551,189	553,944	2,755	—
Expiring 01/19/23	BNP	CAD	473	353,000	349,454	—	(3,546)
Expiring 01/19/23	BOA	CAD	488	362,000	360,215	—	(1,785)
Expiring 01/19/23	HSBC	CAD	212	153,676	156,653	2,977	—
Expiring 01/19/23	MSI	CAD	163	119,910	120,679	769	—
Expiring 01/19/23	TD	CAD	480	354,000	354,717	717	—
Chilean Peso,
Expiring 03/15/23	MSI	CLP	345,588	384,000	403,353	19,353	—
Chinese Renminbi,
Expiring 01/10/23	CIGM	CNH	1,077	154,614	155,767	1,153	—
Expiring 01/10/23	GSI	CNH	3,638	515,241	526,164	10,923	—
Expiring 01/10/23	GSI	CNH	3,021	436,878	436,927	49	—
Expiring 01/10/23	MSI	CNH	1,692	244,015	244,714	699	—
Expiring 01/10/23	RBC	CNH	859	123,565	124,237	672	—
Expiring 01/10/23	SSB	CNH	1,093	156,852	158,080	1,228	—
Expiring 02/23/23	BOA	CNH	18,113	2,549,000	2,628,685	79,685	—
Expiring 02/23/23	HSBC	CNH	11,099	1,588,000	1,610,677	22,677	—
Expiring 02/23/23	MSI	CNH	2,093	297,408	303,708	6,300	—
Colombian Peso,
Expiring 01/10/23	CIGM	COP	1,144,900	239,544	235,675	—	(3,869)
Expiring 03/15/23	BARC	COP	3,778,957	759,000	768,295	9,295	—
Expiring 03/15/23	BARC	COP	3,168,790	627,000	644,243	17,243	—
Expiring 03/15/23	BNP	COP	10,853,911	2,228,287	2,206,696	—	(21,591)
Expiring 03/15/23	BNP	COP	6,490,146	1,324,114	1,319,504	—	(4,610)
Czech Koruna,
Expiring 01/19/23	CITI	CZK	37,800	1,656,000	1,670,545	14,545	—
Euro,
Expiring 01/10/23	BARC	EUR	2,224	2,344,861	2,382,532	37,671	—
Expiring 01/10/23	BARC	EUR	564	600,378	604,203	3,825	—
Expiring 01/10/23	BNP	EUR	2,157	2,258,308	2,310,755	52,447	—
Expiring 01/10/23	BNP	EUR	563	598,925	603,132	4,207	—
Expiring 01/10/23	BNP	EUR	538	560,124	576,350	16,226	—
Expiring 01/10/23	BNP	EUR	533	560,300	570,993	10,693	—
Expiring 01/10/23	BOA	EUR	1,682	1,787,411	1,801,897	14,486	—
Expiring 01/10/23	BOA	EUR	727	770,559	778,822	8,263	—
Expiring 01/10/23	BOA	EUR	67	70,834	71,776	942	—
Expiring 01/10/23	CIGM	EUR	1,124	1,184,169	1,204,121	19,952	—
Expiring 01/10/23	CIGM	EUR	556	592,000	595,633	3,633	—
Expiring 01/10/23	CIGM	EUR	246	258,250	263,536	5,286	—
Expiring 01/10/23	CIGM	EUR	166	175,703	177,833	2,130	—

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/10/23	DB	EUR	4,201	$4,377,001	$4,500,457	$123,456	$—
Expiring 01/10/23	DB	EUR	1,254	1,306,536	1,343,388	36,852	—
Expiring 01/10/23	GSI	EUR	2,083	2,224,238	2,231,481	7,243	—
Expiring 01/10/23	GSI	EUR	640	680,288	685,621	5,333	—
Expiring 01/10/23	JPM	EUR	1,631	1,708,660	1,747,261	38,601	—
Expiring 01/10/23	JPM	EUR	1,138	1,204,613	1,219,119	14,506	—
Expiring 01/10/23	JPM	EUR	1,127	1,204,042	1,207,335	3,293	—
Expiring 01/10/23	JPM	EUR	568	605,203	608,488	3,285	—
Expiring 01/10/23	JPM	EUR	179	188,780	191,759	2,979	—
Expiring 01/10/23	JPM	EUR	179	188,851	191,759	2,908	—
Expiring 01/10/23	JPM	EUR	87	90,612	93,202	2,590	—
Expiring 01/10/23	JPM	EUR	67	70,754	71,776	1,022	—
Expiring 01/10/23	JPM	EUR	42	44,452	44,994	542	—
Expiring 01/10/23	MSI	EUR	2,844	3,008,235	3,046,726	38,491	—
Expiring 01/10/23	MSI	EUR	539	563,829	577,421	13,592	—
Expiring 01/10/23	MSI	EUR	359	382,036	384,590	2,554	—
Expiring 01/10/23	MSI	EUR	159	168,076	170,334	2,258	—
Expiring 01/10/23	SSB	EUR	981	1,025,410	1,050,928	25,518	—
Expiring 01/10/23	SSB	EUR	963	1,002,607	1,031,645	29,038	—
Expiring 01/10/23	SSB	EUR	959	997,422	1,027,359	29,937	—
Expiring 01/10/23	SSB	EUR	471	489,477	504,574	15,097	—
Expiring 01/10/23	SSB	EUR	119	125,189	127,482	2,293	—
Expiring 01/10/23	SSB	EUR	87	90,486	93,202	2,716	—
Expiring 01/10/23	UAG	EUR	539	567,520	577,421	9,901	—
Expiring 01/10/23	UAG	EUR	25	26,323	26,782	459	—
Expiring 01/12/23	JPM	EUR	3,347	3,521,282	3,586,134	64,852	—
Expiring 01/19/23	BOA	EUR	1,222	1,271,000	1,310,185	39,185	—
Expiring 01/19/23	GSI	EUR	1,241	1,219,880	1,330,086	110,206	—
Expiring 01/19/23	HSBC	EUR	1,147	1,162,284	1,229,941	67,657	—
Expiring 01/19/23	JPM	EUR	966	1,012,000	1,035,680	23,680	—
Expiring 01/19/23	MSI	EUR	7,466	7,404,268	8,002,964	598,696	—
Expiring 01/19/23	MSI	EUR	1,514	1,617,538	1,622,818	5,280	—
Expiring 01/19/23	MSI	EUR	878	879,584	941,394	61,810	—
Expiring 01/19/23	MSI	EUR	614	620,478	657,647	37,169	—
Hungarian Forint,
Expiring 01/10/23	BARC	HUF	82,900	218,087	221,457	3,370	—
Expiring 01/10/23	BARC	HUF	31,860	83,964	85,110	1,146	—
Expiring 01/10/23	BARC	HUF	31,860	83,765	85,110	1,345	—
Expiring 01/10/23	BARC	HUF	24,780	65,322	66,196	874	—
Expiring 01/10/23	UAG	HUF	111,100	281,462	296,790	15,328	—
Expiring 01/19/23	BARC	HUF	216,428	498,960	576,631	77,671	—
Expiring 01/19/23	GSI	HUF	249,132	579,000	663,763	84,763	—
Expiring 01/19/23	JPM	HUF	302,633	790,000	806,306	16,306	—
Expiring 01/19/23	MSI	HUF	1,530,556	3,484,817	4,077,863	593,046	—
Expiring 01/19/23	MSI	HUF	1,226,247	2,685,017	3,267,093	582,076	—
Expiring 01/19/23	MSI	HUF	195,473	491,385	520,799	29,414	—
Expiring 01/19/23	MSI	HUF	142,123	323,589	378,657	55,068	—
Expiring 01/19/23	MSI	HUF	121,994	307,615	325,029	17,414	—
Expiring 01/19/23	MSI	HUF	113,865	249,322	303,372	54,050	—
Expiring 01/19/23	MSI	HUF	79,658	196,274	212,232	15,958	—
Expiring 01/19/23	UAG	HUF	338,740	848,000	902,504	54,504	—
Indian Rupee,
Expiring 01/10/23	BNP	INR	63,028	767,178	761,474	—	(5,704)
Expiring 01/10/23	MSI	INR	16,320	199,202	197,171	—	(2,031)

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah,
Expiring 01/10/23	CIGM	IDR	2,136,000	$137,127	$137,295	$168	$—
Expiring 03/15/23	JPM	IDR	47,958,771	3,054,504	3,095,162	40,658	—
Israeli Shekel,
Expiring 03/15/23	CITI	ILS	1,723	504,197	492,227	—	(11,970)
Japanese Yen,
Expiring 01/10/23	BNP	JPY	122,600	922,283	935,558	13,275	—
Expiring 01/10/23	BNP	JPY	82,500	606,245	629,556	23,311	—
Expiring 01/10/23	BNP	JPY	82,100	607,719	626,503	18,784	—
Expiring 01/10/23	BNP	JPY	78,900	580,807	602,085	21,278	—
Expiring 01/10/23	BNP	JPY	78,600	592,648	599,795	7,147	—
Expiring 01/10/23	BNP	JPY	78,000	592,368	595,217	2,849	—
Expiring 01/10/23	BOA	JPY	118,200	852,715	901,982	49,267	—
Expiring 01/10/23	BOA	JPY	78,500	594,269	599,032	4,763	—
Expiring 01/10/23	BOA	JPY	56,800	430,466	433,440	2,974	—
Expiring 01/10/23	CIGM	JPY	81,700	597,018	623,451	26,433	—
Expiring 01/10/23	GSI	JPY	200,900	1,477,912	1,533,064	55,152	—
Expiring 01/10/23	GSI	JPY	74,000	561,238	564,693	3,455	—
Expiring 01/10/23	JPM	JPY	154,500	1,135,267	1,178,987	43,720	—
Expiring 01/10/23	JPM	JPY	122,600	896,666	935,558	38,892	—
Expiring 01/10/23	JPM	JPY	79,000	595,062	602,847	7,785	—
Expiring 01/10/23	JPM	JPY	78,900	589,209	602,085	12,876	—
Expiring 01/10/23	JPM	JPY	78,800	594,915	601,321	6,406	—
Expiring 01/10/23	JPM	JPY	76,500	567,728	583,771	16,043	—
Expiring 01/10/23	MSI	JPY	775,506	5,637,051	5,917,873	280,822	—
Expiring 01/10/23	MSI	JPY	161,900	1,189,506	1,235,456	45,950	—
Expiring 01/10/23	MSI	JPY	161,800	1,187,270	1,234,693	47,423	—
Expiring 01/10/23	MSI	JPY	161,300	1,185,655	1,230,878	45,223	—
Expiring 01/10/23	MSI	JPY	81,600	597,213	622,688	25,475	—
Expiring 01/10/23	MSI	JPY	78,900	582,219	602,084	19,865	—
Expiring 01/10/23	MSI	JPY	77,600	559,931	592,165	32,234	—
Expiring 01/10/23	SSB	JPY	81,600	597,650	622,688	25,038	—
Expiring 01/10/23	SSB	JPY	78,800	568,638	601,322	32,684	—
Expiring 01/10/23	UAG	JPY	78,100	576,782	595,980	19,198	—
Expiring 01/19/23	HSBC	JPY	266,135	1,831,784	2,033,326	201,542	—
Expiring 01/19/23	HSBC	JPY	191,708	1,376,000	1,464,689	88,689	—
Expiring 01/19/23	JPM	JPY	95,292	700,000	728,055	28,055	—
Expiring 01/19/23	MSI	JPY	83,800	636,305	640,250	3,945	—
Expiring 01/19/23	TD	JPY	190,529	1,379,000	1,455,682	76,682	—
Mexican Peso,
Expiring 01/10/23	BOA	MXN	4,730	243,922	242,235	—	(1,687)
Expiring 01/10/23	UAG	MXN	60,922	3,120,109	3,119,971	—	(138)
Expiring 03/15/23	BOA	MXN	7,578	376,000	383,565	7,565	—
Expiring 03/15/23	CITI	MXN	5,292	271,204	267,867	—	(3,337)
Expiring 03/15/23	JPM	MXN	7,692	382,000	389,336	7,336	—
Expiring 03/15/23	JPM	MXN	7,519	376,000	380,581	4,581	—
New Taiwanese Dollar,
Expiring 01/10/23	GSI	TWD	18,175	591,115	592,477	1,362	—
Expiring 03/15/23	MSI	TWD	37,105	1,231,000	1,217,080	—	(13,920)
New Zealand Dollar,
Expiring 01/10/23	BOA	NZD	2,740	1,732,644	1,739,899	7,255	—
Expiring 01/10/23	BOA	NZD	930	590,728	590,550	—	(178)
Expiring 01/10/23	GSI	NZD	940	595,377	596,900	1,523	—
Expiring 01/10/23	GSI	NZD	940	596,768	596,900	132	—
Expiring 01/10/23	GSI	NZD	700	445,137	444,500	—	(637)
Expiring 01/10/23	GSI	NZD	380	240,341	241,300	959	—

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 01/10/23	HSBC	NZD	2,825	$1,815,498	$1,793,875	$—	$(21,623)
Expiring 01/10/23	HSBC	NZD	1,880	1,200,027	1,193,800	—	(6,227)
Expiring 01/10/23	HSBC	NZD	940	590,986	596,900	5,914	—
Expiring 01/10/23	HSBC	NZD	930	594,582	590,550	—	(4,032)
Expiring 01/10/23	HSBC	NZD	300	189,939	190,500	561	—
Expiring 01/10/23	JPM	NZD	4,650	2,969,690	2,952,750	—	(16,940)
Expiring 01/10/23	JPM	NZD	715	455,805	454,025	—	(1,780)
Expiring 01/10/23	MSI	NZD	1,805	1,120,508	1,146,175	25,667	—
Expiring 01/10/23	MSI	NZD	945	591,555	600,075	8,520	—
Expiring 01/10/23	MSI	NZD	945	591,233	600,075	8,842	—
Expiring 01/10/23	MSI	NZD	940	591,812	596,900	5,088	—
Expiring 01/19/23	BARC	NZD	606	338,762	385,021	46,259	—
Norwegian Krone,
Expiring 01/10/23	BARC	NOK	970	98,009	99,059	1,050	—
Expiring 01/10/23	JPM	NOK	5,830	586,776	595,371	8,595	—
Expiring 01/10/23	JPM	NOK	5,480	559,436	559,628	192	—
Expiring 01/10/23	JPM	NOK	2,920	295,647	298,196	2,549	—
Expiring 01/10/23	MSI	NOK	14,660	1,486,182	1,497,107	10,925	—
Expiring 01/10/23	MSI	NOK	6,442	642,382	657,869	15,487	—
Expiring 01/19/23	GSI	NOK	3,212	299,993	328,144	28,151	—
Peruvian Nuevo Sol,
Expiring 01/10/23	CIGM	PEN	365	95,064	96,014	950	—
Philippine Peso,
Expiring 01/10/23	CIGM	PHP	8,690	158,288	156,294	—	(1,994)
Expiring 01/10/23	CIGM	PHP	600	10,593	10,791	198	—
Expiring 03/15/23	CITI	PHP	92,450	1,650,000	1,656,341	6,341	—
Expiring 03/15/23	JPM	PHP	107,620	1,937,000	1,928,133	—	(8,867)
Polish Zloty,
Expiring 01/10/23	DB	PLN	8,951	1,946,081	2,041,301	95,220	—
Expiring 01/10/23	MSI	PLN	1,135	250,840	258,840	8,000	—
Expiring 01/10/23	MSI	PLN	715	157,247	163,058	5,811	—
Expiring 01/19/23	HSBC	PLN	6,181	1,213,793	1,408,457	194,664	—
Expiring 01/19/23	HSBC	PLN	4,814	945,288	1,096,890	151,602	—
Expiring 01/19/23	JPM	PLN	6,173	1,229,000	1,406,609	177,609	—
Expiring 01/19/23	JPM	PLN	3,905	769,000	889,789	120,789	—
Expiring 01/19/23	MSI	PLN	3,952	778,000	900,509	122,509	—
Singapore Dollar,
Expiring 01/10/23	JPM	SGD	475	342,955	354,733	11,778	—
Expiring 03/15/23	BNP	SGD	478	347,000	357,089	10,089	—
Expiring 03/15/23	MSI	SGD	1,968	1,456,581	1,471,349	14,768	—
South African Rand,
Expiring 01/10/23	CIGM	ZAR	4,670	265,400	274,585	9,185	—
Expiring 01/10/23	GSI	ZAR	5,710	322,098	335,734	13,636	—
Expiring 01/10/23	GSI	ZAR	2,860	166,500	168,161	1,661	—
Expiring 01/10/23	GSI	ZAR	2,850	160,994	167,573	6,579	—
Expiring 01/10/23	JPM	ZAR	32,600	1,893,038	1,916,801	23,763	—
Expiring 01/10/23	JPM	ZAR	703	40,392	41,335	943	—
Expiring 01/10/23	JPM	ZAR	703	40,344	41,335	991	—
Expiring 01/10/23	JPM	ZAR	703	40,383	41,334	951	—
Expiring 03/15/23	HSBC	ZAR	13,375	767,000	782,126	15,126	—
Expiring 03/15/23	JPM	ZAR	123,987	7,105,665	7,250,367	144,702	—
Expiring 03/15/23	JPM	ZAR	8,462	484,983	494,859	9,876	—
South Korean Won,
Expiring 01/10/23	BARC	KRW	790,884	586,383	628,172	41,789	—
Expiring 01/10/23	BARC	KRW	778,470	591,947	618,312	26,365	—

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 01/10/23	BARC	KRW	738,255	$566,798	$586,370	$19,572	$—
Expiring 01/10/23	BARC	KRW	614,190	488,383	487,831	—	(552)
Expiring 01/10/23	CIGM	KRW	738,255	566,668	586,371	19,703	—
Expiring 01/10/23	MSI	KRW	193,803	149,350	153,931	4,581	—
Expiring 03/15/23	BOA	KRW	504,960	384,000	401,712	17,712	—
Expiring 03/15/23	HSBC	KRW	492,638	375,000	391,909	16,909	—
Expiring 03/15/23	JPM	KRW	1,796,949	1,382,290	1,429,531	47,241	—
Expiring 03/15/23	JPM	KRW	552,252	424,816	439,335	14,519	—
Expiring 03/15/23	JPM	KRW	467,103	354,000	371,596	17,596	—
Swedish Krona,
Expiring 01/10/23	BOA	SEK	18,170	1,755,386	1,742,433	—	(12,953)
Expiring 01/10/23	BOA	SEK	5,970	574,547	572,500	—	(2,047)
Expiring 01/10/23	CIGM	SEK	15,530	1,497,729	1,489,267	—	(8,462)
Expiring 01/10/23	JPM	SEK	6,120	602,163	586,884	—	(15,279)
Expiring 01/10/23	JPM	SEK	5,970	572,663	572,500	—	(163)
Expiring 01/10/23	JPM	SEK	5,970	579,876	572,500	—	(7,376)
Expiring 01/10/23	JPM	SEK	5,890	556,341	564,828	8,487	—
Expiring 01/10/23	JPM	SEK	1,470	138,555	140,968	2,413	—
Expiring 01/19/23	CITI	SEK	3,603	319,853	345,712	25,859	—
Swiss Franc,
Expiring 01/10/23	BARC	CHF	265	286,384	286,943	559	—
Expiring 01/10/23	BNP	CHF	1,105	1,188,619	1,196,498	7,879	—
Expiring 01/10/23	CIGM	CHF	1,115	1,202,604	1,207,326	4,722	—
Expiring 01/10/23	CIGM	CHF	1,110	1,205,209	1,201,912	—	(3,297)
Expiring 01/10/23	JPM	CHF	560	604,551	606,370	1,819	—
Expiring 01/10/23	JPM	CHF	130	137,063	140,764	3,701	—
Expiring 01/10/23	JPM	CHF	130	138,562	140,764	2,202	—
Expiring 01/10/23	JPM	CHF	70	75,939	75,796	—	(143)
Expiring 01/10/23	JPM	CHF	65	69,470	70,382	912	—
Expiring 01/10/23	MSI	CHF	555	593,309	600,956	7,647	—
Expiring 01/10/23	SSB	CHF	1,110	1,186,416	1,201,912	15,496	—
Expiring 01/10/23	SSB	CHF	555	596,463	600,956	4,493	—
Expiring 01/10/23	UAG	CHF	555	598,989	600,956	1,967	—
Expiring 01/10/23	UAG	CHF	530	561,182	573,886	12,704	—
Thai Baht,
Expiring 01/10/23	BARC	THB	12,090	351,692	349,448	—	(2,244)
Expiring 03/15/23	CITI	THB	46,215	1,334,000	1,344,244	10,244	—
Expiring 03/15/23	HSBC	THB	62,831	1,827,000	1,827,531	531	—
Expiring 03/15/23	HSBC	THB	54,893	1,580,000	1,596,659	16,659	—
Expiring 03/15/23	HSBC	THB	45,596	1,318,000	1,326,242	8,242	—

				$248,109,979	$254,639,392	6,882,712	(353,299)

		Notional		Value at
Sale Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/10/23	BARC	AUD	6,315	$4,243,869	$4,301,544	$—	$(57,675)
Expiring 01/10/23	BNP	AUD	835	561,847	568,771	—	(6,924)
Expiring 01/10/23	BNP	AUD	320	216,449	217,971	—	(1,522)
Expiring 01/10/23	BOA	AUD	3,545	2,401,011	2,414,723	—	(13,712)
Expiring 01/10/23	BOA	AUD	835	559,467	568,771	—	(9,304)
Expiring 01/10/23	CIGM	AUD	313	214,839	213,204	1,635	—
Expiring 01/10/23	GSI	AUD	1,750	1,169,936	1,192,035	—	(22,099)

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Sale Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/10/23	GSI	AUD	885	$609,345	$602,830	$6,515	$—
Expiring 01/10/23	GSI	AUD	660	442,461	449,568	—	(7,107)
Expiring 01/10/23	HSBC	AUD	2,655	1,778,773	1,808,488	—	(29,715)
Expiring 01/10/23	HSBC	AUD	1,750	1,171,118	1,192,036	—	(20,918)
Expiring 01/10/23	HSBC	AUD	1,675	1,124,922	1,140,949	—	(16,027)
Expiring 01/10/23	HSBC	AUD	1,675	1,124,062	1,140,948	—	(16,886)
Expiring 01/10/23	HSBC	AUD	880	591,251	599,424	—	(8,173)
Expiring 01/10/23	MSI	AUD	885	591,481	602,829	—	(11,348)
Expiring 01/10/23	MSI	AUD	830	560,141	565,365	—	(5,224)
Expiring 01/10/23	RBC	AUD	1,331	896,468	906,628	—	(10,160)
Expiring 01/10/23	TD	AUD	835	560,019	568,772	—	(8,753)
Expiring 01/19/23	HSBC	AUD	99	62,057	67,332	—	(5,275)
Expiring 01/19/23	JPM	AUD	517	345,264	352,297	—	(7,033)
Expiring 01/19/23	JPM	AUD	502	341,000	342,139	—	(1,139)
Expiring 01/19/23	MSI	AUD	512	344,000	349,076	—	(5,076)
Brazilian Real,
Expiring 01/04/23	CIGM	BRL	2,138	409,759	404,497	5,262	—
Expiring 01/04/23	CIGM	BRL	1,305	244,519	246,898	—	(2,379)
Expiring 01/04/23	MSI	BRL	2,138	414,181	404,498	9,683	—
Expiring 02/02/23	TD	BRL	4,289	810,000	806,900	3,100	—
British Pound,
Expiring 01/10/23	BARC	GBP	685	827,706	828,378	—	(672)
Expiring 01/10/23	BARC	GBP	491	597,566	593,772	3,794	—
Expiring 01/10/23	BARC	GBP	484	597,334	585,306	12,028	—
Expiring 01/10/23	BARC	GBP	285	348,351	344,653	3,698	—
Expiring 01/10/23	BNP	GBP	9,278	11,095,542	11,219,986	—	(124,444)
Expiring 01/10/23	BNP	GBP	4,999	5,978,294	6,045,344	—	(67,050)
Expiring 01/10/23	BNP	GBP	491	598,522	593,771	4,751	—
Expiring 01/10/23	BNP	GBP	209	257,077	252,746	4,331	—
Expiring 01/10/23	GSI	GBP	953	1,164,185	1,152,473	11,712	—
Expiring 01/10/23	GSI	GBP	491	597,915	593,771	4,144	—
Expiring 01/10/23	GSI	GBP	465	556,439	562,330	—	(5,891)
Expiring 01/10/23	GSI	GBP	465	557,531	562,330	—	(4,799)
Expiring 01/10/23	GSI	GBP	241	287,441	291,444	—	(4,003)
Expiring 01/10/23	JPM	GBP	1,003	1,224,652	1,212,939	11,713	—
Expiring 01/10/23	JPM	GBP	465	555,925	562,329	—	(6,404)
Expiring 01/10/23	JPM	GBP	116	139,224	140,280	—	(1,056)
Expiring 01/10/23	JPM	GBP	116	138,473	140,280	—	(1,807)
Expiring 01/10/23	SCS	GBP	208	249,029	251,537	—	(2,508)
Expiring 01/10/23	SG	GBP	1,093	1,308,878	1,321,776	—	(12,898)
Expiring 01/10/23	SSB	GBP	3,167	3,869,941	3,829,887	40,054	—
Expiring 01/10/23	UAG	GBP	207	257,318	250,328	6,990	—
Expiring 01/12/23	MSI	GBP	2,016	2,412,549	2,437,988	—	(25,439)
Expiring 01/19/23	CITI	GBP	412	491,290	498,180	—	(6,890)
Expiring 01/19/23	JPM	GBP	298	344,272	360,726	—	(16,454)
Expiring 01/19/23	TD	GBP	12,876	14,339,435	15,575,413	—	(1,235,978)
Canadian Dollar,
Expiring 01/10/23	BARC	CAD	11,928	8,911,768	8,809,927	101,841	—
Expiring 01/10/23	BNP	CAD	815	595,385	601,952	—	(6,567)
Expiring 01/10/23	BNP	CAD	380	280,962	280,665	297	—
Expiring 01/10/23	BOA	CAD	778	570,152	574,625	—	(4,473)
Expiring 01/10/23	GSI	CAD	4,070	2,986,181	3,006,070	—	(19,889)
Expiring 01/10/23	GSI	CAD	2,440	1,788,470	1,802,165	—	(13,695)
Expiring 01/10/23	GSI	CAD	1,515	1,122,646	1,118,967	3,679	—
Expiring 01/10/23	GSI	CAD	760	561,981	561,330	651	—

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Sale Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 01/10/23	SSB	CAD	2,355	$1,738,685	$1,739,384	$—	$(699)
Chilean Peso,
Expiring 01/10/23	BOA	CLP	258,200	280,424	304,072	—	(23,648)
Expiring 01/10/23	DB	CLP	137,900	155,083	162,399	—	(7,316)
Expiring 01/10/23	MSI	CLP	88,201	98,351	103,871	—	(5,520)
Expiring 03/15/23	BARC	CLP	995,502	1,145,322	1,161,898	—	(16,576)
Expiring 03/15/23	MSI	CLP	722,521	821,000	843,288	—	(22,288)
Expiring 03/15/23	MSI	CLP	337,012	382,000	393,342	—	(11,342)
Chinese Renminbi,
Expiring 01/10/23	HSBC	CNH	5,033	700,253	727,922	—	(27,669)
Expiring 01/10/23	HSBC	CNH	3,184	442,997	460,501	—	(17,504)
Expiring 02/23/23	CITI	CNH	86,347	12,373,272	12,531,040	—	(157,768)
Expiring 02/23/23	CITI	CNH	37,191	5,329,346	5,397,299	—	(67,953)
Expiring 02/23/23	MSI	CNH	961	138,626	139,433	—	(807)
Colombian Peso,
Expiring 01/10/23	BNP	COP	850,069	173,188	174,984	—	(1,796)
Expiring 01/10/23	BNP	COP	556,693	113,418	114,594	—	(1,176)
Expiring 03/15/23	MSI	COP	4,321,702	876,000	878,640	—	(2,640)
Czech Koruna,
Expiring 01/10/23	BNP	CZK	12,080	510,869	534,176	—	(23,307)
Expiring 01/10/23	BNP	CZK	456	19,284	20,164	—	(880)
Expiring 01/10/23	CIGM	CZK	8,240	353,092	364,371	—	(11,279)
Expiring 01/10/23	CIGM	CZK	7,450	320,639	329,438	—	(8,799)
Expiring 01/19/23	BARC	CZK	37,654	1,479,000	1,664,093	—	(185,093)
Expiring 01/19/23	BOA	CZK	80,490	3,162,132	3,557,236	—	(395,104)
Expiring 01/19/23	GSI	CZK	103,704	4,076,751	4,583,127	—	(506,376)
Expiring 01/19/23	HSBC	CZK	97,015	3,809,842	4,287,548	—	(477,706)
Danish Krone,
Expiring 01/10/23	UAG	DKK	3,244	458,704	467,383	—	(8,679)
Euro,
Expiring 01/10/23	BARC	EUR	556	585,546	595,633	—	(10,087)
Expiring 01/10/23	BARC	EUR	429	456,041	459,580	—	(3,539)
Expiring 01/10/23	BNP	EUR	1,370	1,415,322	1,467,656	—	(52,334)
Expiring 01/10/23	BOA	EUR	1,980	2,105,463	2,121,138	—	(15,675)
Expiring 01/10/23	BOA	EUR	1,615	1,674,335	1,730,121	—	(55,786)
Expiring 01/10/23	BOA	EUR	1,615	1,673,205	1,730,121	—	(56,916)
Expiring 01/10/23	BOA	EUR	560	593,830	599,918	—	(6,088)
Expiring 01/10/23	CIGM	EUR	2,844	3,000,588	3,046,727	—	(46,139)
Expiring 01/10/23	DB	EUR	69,930	72,859,717	74,914,767	—	(2,055,050)
Expiring 01/10/23	DB	EUR	1,142	1,206,592	1,223,404	—	(16,812)
Expiring 01/10/23	GSI	EUR	563	597,146	603,132	—	(5,986)
Expiring 01/10/23	JPM	EUR	2,224	2,343,840	2,382,531	—	(38,691)
Expiring 01/10/23	JPM	EUR	1,127	1,198,226	1,207,335	—	(9,109)
Expiring 01/10/23	JPM	EUR	1,127	1,200,256	1,207,335	—	(7,079)
Expiring 01/10/23	JPM	EUR	1,120	1,188,006	1,199,836	—	(11,830)
Expiring 01/10/23	JPM	EUR	1,120	1,187,558	1,199,836	—	(12,278)
Expiring 01/10/23	JPM	EUR	1,112	1,172,476	1,191,266	—	(18,790)
Expiring 01/10/23	JPM	EUR	560	589,907	599,918	—	(10,011)
Expiring 01/10/23	JPM	EUR	539	561,346	577,421	—	(16,075)
Expiring 01/10/23	JPM	EUR	538	562,732	576,350	—	(13,618)
Expiring 01/10/23	JPM	EUR	264	282,954	282,818	136	—
Expiring 01/10/23	JPM	EUR	134	140,488	143,552	—	(3,064)
Expiring 01/10/23	JPM	EUR	38	40,155	40,709	—	(554)
Expiring 01/10/23	JPM	EUR	38	40,155	40,709	—	(554)
Expiring 01/10/23	JPM	EUR	38	40,174	40,709	—	(535)

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Sale Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/10/23	MSI	EUR	1,127	$1,199,602	$1,207,335	$—	$(7,733)
Expiring 01/10/23	MSI	EUR	645	669,283	690,977	—	(21,694)
Expiring 01/10/23	MSI	EUR	571	603,819	611,702	—	(7,883)
Expiring 01/10/23	MSI	EUR	368	388,803	394,232	—	(5,429)
Expiring 01/10/23	RBC	EUR	629	670,206	673,836	—	(3,630)
Expiring 01/10/23	SSB	EUR	563	598,321	603,132	—	(4,811)
Expiring 01/10/23	SSB	EUR	542	565,611	580,635	—	(15,024)
Expiring 01/10/23	SSB	EUR	207	215,120	221,755	—	(6,635)
Expiring 01/10/23	UAG	EUR	563	598,324	603,132	—	(4,808)
Expiring 01/10/23	UAG	EUR	560	595,734	599,918	—	(4,184)
Expiring 01/10/23	UAG	EUR	462	487,517	494,931	—	(7,414)
Expiring 01/12/23	BNP	EUR	18,128	18,790,280	19,422,769	—	(632,489)
Expiring 01/12/23	HSBC	EUR	421	447,498	450,764	—	(3,266)
Expiring 01/12/23	HSBC	EUR	300	319,937	321,305	—	(1,368)
Expiring 01/12/23	JPM	EUR	487	508,333	521,865	—	(13,532)
Expiring 01/19/23	BNP	EUR	44,596	43,798,886	47,804,614	—	(4,005,728)
Expiring 01/19/23	CITI	EUR	1,519	1,569,864	1,627,908	—	(58,044)
Expiring 01/19/23	CITI	EUR	720	765,253	771,810	—	(6,557)
Expiring 01/19/23	DB	EUR	29,730	28,942,824	31,869,743	—	(2,926,919)
Expiring 01/19/23	JPM	EUR	297	295,641	318,552	—	(22,911)
Hungarian Forint,
Expiring 01/10/23	DB	HUF	41,100	104,055	109,794	—	(5,739)
Expiring 01/10/23	DB	HUF	12,684	32,113	33,884	—	(1,771)
Expiring 01/19/23	GSI	HUF	259,016	605,248	690,096	—	(84,848)
Indian Rupee,
Expiring 01/10/23	BOA	INR	12,980	157,281	156,818	463	—
Expiring 01/10/23	CIGM	INR	24,610	298,484	297,326	1,158	—
Expiring 03/15/23	JPM	INR	120,186	1,453,000	1,445,112	7,888	—
Indonesian Rupiah,
Expiring 01/10/23	SCS	IDR	17,788,271	1,130,060	1,143,368	—	(13,308)
Expiring 01/10/23	SCS	IDR	1,265,000	80,363	81,309	—	(946)
Israeli Shekel,
Expiring 01/10/23	HSBC	ILS	2,330	677,527	663,119	14,408	—
Expiring 01/10/23	HSBC	ILS	1,725	501,603	490,936	10,667	—
Expiring 03/15/23	CITI	ILS	1,180	345,323	337,125	8,198	—
Japanese Yen,
Expiring 01/10/23	BARC	JPY	233,100	1,690,527	1,778,782	—	(88,255)
Expiring 01/10/23	BARC	JPY	82,000	602,628	625,740	—	(23,112)
Expiring 01/10/23	BARC	JPY	81,600	622,169	622,688	—	(519)
Expiring 01/10/23	BARC	JPY	40,800	310,164	311,344	—	(1,180)
Expiring 01/10/23	BARC	JPY	32,700	247,783	249,533	—	(1,750)
Expiring 01/10/23	BNP	JPY	321,500	2,351,551	2,453,361	—	(101,810)
Expiring 01/10/23	BNP	JPY	82,100	607,675	626,503	—	(18,828)
Expiring 01/10/23	BOA	JPY	156,900	1,186,919	1,197,301	—	(10,382)
Expiring 01/10/23	BOA	JPY	123,000	904,309	938,611	—	(34,302)
Expiring 01/10/23	BOA	JPY	78,400	593,175	598,269	—	(5,094)
Expiring 01/10/23	GSI	JPY	81,700	623,072	623,451	—	(379)
Expiring 01/10/23	HSBC	JPY	164,900	1,211,565	1,258,349	—	(46,784)
Expiring 01/10/23	HSBC	JPY	82,500	606,511	629,556	—	(23,045)
Expiring 01/10/23	HSBC	JPY	82,000	602,596	625,741	—	(23,145)
Expiring 01/10/23	HSBC	JPY	78,200	592,114	596,743	—	(4,629)
Expiring 01/10/23	HSBC	JPY	77,700	563,288	592,927	—	(29,639)
Expiring 01/10/23	HSBC	JPY	77,300	557,372	589,875	—	(32,503)
Expiring 01/10/23	JPM	JPY	78,700	593,506	600,558	—	(7,052)
Expiring 01/10/23	MSI	JPY	2,522,255	18,333,939	19,247,285	—	(913,346)

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Sale Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/10/23	MSI	JPY	161,900	$1,195,938	$1,235,456	$—	$(39,518)
Expiring 01/10/23	SSB	JPY	78,000	564,919	595,217	—	(30,298)
Expiring 01/10/23	SSB	JPY	77,700	563,641	592,927	—	(29,286)
Expiring 01/10/23	TD	JPY	29,790	226,123	227,327	—	(1,204)
Expiring 01/10/23	UAG	JPY	93,657	690,118	714,695	—	(24,577)
Expiring 01/10/23	UAG	JPY	48,386	362,505	369,233	—	(6,728)
Expiring 01/17/23	BMO	JPY	1,232,100	8,562,682	9,410,980	—	(848,298)
Expiring 01/19/23	JPM	JPY	191,274	1,391,000	1,461,377	—	(70,377)
Expiring 01/19/23	JPM	JPY	97,213	707,000	742,729	—	(35,729)
Expiring 01/19/23	TD	JPY	189,765	1,376,000	1,449,842	—	(73,842)
Expiring 01/30/23	UAG	JPY	612,850	4,509,420	4,689,241	—	(179,821)
Malaysian Ringgit,
Expiring 01/10/23	HSBC	MYR	6,085	1,351,712	1,390,858	—	(39,146)
Mexican Peso,
Expiring 01/10/23	BOA	MXN	6,750	351,453	345,685	5,768	—
Expiring 01/10/23	BOA	MXN	5,280	270,768	270,403	365	—
Expiring 01/10/23	CIGM	MXN	6,770	347,814	346,708	1,106	—
Expiring 01/10/23	GSI	MXN	13,530	694,505	692,906	1,599	—
Expiring 01/10/23	UAG	MXN	16,788	859,794	859,756	38	—
Expiring 03/15/23	CITI	MXN	85,450	4,378,778	4,324,895	53,883	—
New Taiwanese Dollar,
Expiring 01/10/23	BNP	TWD	5,125	165,632	167,066	—	(1,434)
Expiring 03/15/23	GSI	TWD	60,686	1,968,000	1,990,558	—	(22,558)
Expiring 03/15/23	JPM	TWD	202,505	6,726,616	6,642,386	84,230	—
New Zealand Dollar,
Expiring 01/10/23	BARC	NZD	10,081	6,280,564	6,401,435	—	(120,871)
Expiring 01/10/23	BARC	NZD	2,660	1,657,207	1,689,100	—	(31,893)
Expiring 01/10/23	BNP	NZD	1,460	928,464	927,100	1,364	—
Expiring 01/10/23	BNP	NZD	900	559,100	571,500	—	(12,400)
Expiring 01/10/23	BNP	NZD	305	194,156	193,675	481	—
Expiring 01/10/23	CIGM	NZD	1,860	1,195,537	1,181,100	14,437	—
Expiring 01/10/23	CIGM	NZD	940	595,938	596,900	—	(962)
Expiring 01/10/23	GSI	NZD	940	597,920	596,900	1,020	—
Expiring 01/10/23	HSBC	NZD	2,740	1,738,722	1,739,900	—	(1,178)
Expiring 01/10/23	JPM	NZD	1,860	1,192,818	1,181,100	11,718	—
Expiring 01/10/23	JPM	NZD	940	597,741	596,900	841	—
Expiring 01/10/23	JPM	NZD	935	592,248	593,725	—	(1,477)
Expiring 01/10/23	JPM	NZD	930	592,689	590,550	2,139	—
Expiring 01/10/23	JPM	NZD	900	560,097	571,500	—	(11,403)
Expiring 01/10/23	MSI	NZD	1,860	1,186,089	1,181,100	4,989	—
Expiring 01/10/23	MSI	NZD	1,860	1,178,310	1,181,100	—	(2,790)
Expiring 01/10/23	MSI	NZD	165	105,934	104,775	1,159	—
Expiring 01/10/23	SCS	NZD	843	536,266	535,305	961	—
Expiring 01/10/23	SSB	NZD	685	426,974	434,975	—	(8,001)
Expiring 01/10/23	TD	NZD	195	123,236	123,825	—	(589)
Expiring 01/10/23	UAG	NZD	1,340	853,145	850,900	2,245	—
Expiring 01/10/23	UAG	NZD	160	102,222	101,600	622	—
Norwegian Krone,
Expiring 01/10/23	CIGM	NOK	14,620	1,479,757	1,493,022	—	(13,265)
Expiring 01/10/23	CIGM	NOK	5,860	599,574	598,434	1,140	—
Expiring 01/10/23	CIGM	NOK	3,810	381,426	389,085	—	(7,659)
Expiring 01/10/23	CIGM	NOK	2,080	213,672	212,414	1,258	—
Expiring 01/10/23	CIGM	NOK	553	55,337	56,474	—	(1,137)
Expiring 01/10/23	JPM	NOK	5,570	558,995	568,819	—	(9,824)
Expiring 01/10/23	JPM	NOK	2,200	224,522	224,668	—	(146)

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Sale Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 01/10/23	MSI	NOK	2,610	$260,263	$266,538	$—	$(6,275)
Expiring 01/10/23	UAG	NOK	2,517	251,982	257,041	—	(5,059)
Expiring 01/10/23	UAG	NOK	2,130	218,261	217,519	742	—
Peruvian Nuevo Sol,
Expiring 01/10/23	CIGM	PEN	320	82,670	84,177	—	(1,507)
Philippine Peso,
Expiring 03/15/23	CITI	PHP	69,754	1,229,000	1,249,731	—	(20,731)
Expiring 03/15/23	JPM	PHP	82,955	1,481,000	1,486,240	—	(5,240)
Expiring 03/15/23	MSI	PHP	361,375	6,370,094	6,474,464	—	(104,370)
Polish Zloty,
Expiring 01/10/23	BARC	PLN	1,580	348,963	360,324	—	(11,361)
Expiring 01/10/23	DB	PLN	1,640	356,561	374,007	—	(17,446)
Expiring 01/10/23	HSBC	PLN	323	70,736	73,661	—	(2,925)
Expiring 01/10/23	MSI	PLN	1,580	346,370	360,324	—	(13,954)
Expiring 01/19/23	BOA	PLN	4,819	1,067,388	1,098,120	—	(30,732)
Expiring 01/19/23	CITI	PLN	3,648	824,000	831,252	—	(7,252)
Expiring 01/19/23	GSI	PLN	6,722	1,503,000	1,531,702	—	(28,702)
Expiring 01/19/23	GSI	PLN	4,496	1,004,000	1,024,573	—	(20,573)
Expiring 01/19/23	JPM	PLN	4,370	989,000	995,654	—	(6,654)
Expiring 01/19/23	MSI	PLN	3,724	824,000	848,526	—	(24,526)
Romanian Leu,
Expiring 01/10/23	UAG	RON	601	128,223	130,131	—	(1,908)
Singapore Dollar,
Expiring 01/10/23	BNP	SGD	230	169,840	171,766	—	(1,926)
Expiring 01/10/23	JPM	SGD	1,370	989,155	1,023,124	—	(33,969)
Expiring 01/10/23	JPM	SGD	450	331,318	336,062	—	(4,744)
Expiring 01/10/23	JPM	SGD	390	288,223	291,255	—	(3,032)
South African Rand,
Expiring 01/10/23	BOA	ZAR	5,990	348,712	352,198	—	(3,486)
Expiring 01/10/23	GSI	ZAR	6,140	354,154	361,017	—	(6,863)
Expiring 01/10/23	GSI	ZAR	6,020	350,509	353,961	—	(3,452)
Expiring 01/10/23	GSI	ZAR	5,990	349,068	352,198	—	(3,130)
South Korean Won,
Expiring 01/10/23	BARC	KRW	455,220	354,050	361,566	—	(7,516)
Expiring 01/10/23	BNP	KRW	4,951,282	3,714,418	3,932,635	—	(218,217)
Expiring 01/10/23	BNP	KRW	193,085	144,851	153,361	—	(8,510)
Expiring 01/10/23	BNP	KRW	118,502	90,722	94,122	—	(3,400)
Expiring 01/10/23	BOA	KRW	1,500,420	1,129,962	1,191,733	—	(61,771)
Expiring 01/10/23	CIGM	KRW	790,510	606,545	627,875	—	(21,330)
Expiring 03/15/23	BARC	KRW	486,666	380,000	387,159	—	(7,159)
Expiring 03/15/23	CITI	KRW	498,319	382,000	396,429	—	(14,429)
Expiring 03/15/23	JPM	KRW	591,606	461,000	470,642	—	(9,642)
Expiring 03/15/23	JPM	KRW	498,355	384,000	396,458	—	(12,458)
Swedish Krona,
Expiring 01/10/23	BNP	SEK	3,675	355,498	352,418	3,080	—
Expiring 01/10/23	BNP	SEK	2,510	236,059	240,699	—	(4,640)
Expiring 01/10/23	BNP	SEK	502	48,561	48,140	421	—
Expiring 01/10/23	CIGM	SEK	24,550	2,368,975	2,354,250	14,725	—
Expiring 01/10/23	JPM	SEK	18,170	1,759,994	1,742,433	17,561	—
Expiring 01/10/23	JPM	SEK	6,060	586,125	581,131	4,994	—
Expiring 01/10/23	JPM	SEK	1,720	167,845	164,941	2,904	—
Swiss Franc,
Expiring 01/10/23	BARC	CHF	550	587,176	595,542	—	(8,366)
Expiring 01/10/23	BARC	CHF	70	75,369	75,796	—	(427)
Expiring 01/10/23	BNP	CHF	2,052	2,188,067	2,221,913	—	(33,846)

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Sale Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc (cont’d.),
Expiring 01/10/23	BNP	CHF	1,546	$1,648,515	$1,674,015	$—	$(25,500)
Expiring 01/10/23	BNP	CHF	1,060	1,129,536	1,147,772	—	(18,236)
Expiring 01/10/23	BOA	CHF	545	590,952	590,128	824	—
Expiring 01/10/23	BOA	CHF	65	70,037	70,382	—	(345)
Expiring 01/10/23	CIGM	CHF	550	590,693	595,542	—	(4,849)
Expiring 01/10/23	CIGM	CHF	550	595,939	595,541	398	—
Expiring 01/10/23	GSI	CHF	565	605,632	611,784	—	(6,152)
Expiring 01/10/23	JPM	CHF	1,125	1,208,076	1,218,154	—	(10,078)
Expiring 01/10/23	JPM	CHF	135	143,430	146,179	—	(2,749)
Expiring 01/10/23	JPM	CHF	65	69,930	70,382	—	(452)
Expiring 01/10/23	RBC	CHF	175	187,145	189,491	—	(2,346)
Expiring 01/10/23	SSB	CHF	1,100	1,185,496	1,191,083	—	(5,587)
Expiring 01/10/23	SSB	CHF	550	592,142	595,541	—	(3,399)
Expiring 01/19/23	CITI	CHF	725	735,645	785,365	—	(49,720)
Expiring 01/19/23	CITI	CHF	359	364,463	389,096	—	(24,633)
Thai Baht,
Expiring 01/10/23	BARC	THB	23,780	664,144	687,333	—	(23,189)
Expiring 01/10/23	BARC	THB	750	20,947	21,678	—	(731)
Expiring 03/15/23	CITI	THB	38,091	1,064,000	1,107,946	—	(43,946)
Expiring 03/15/23	CITI	THB	35,061	1,014,000	1,019,819	—	(5,819)
Expiring 03/15/23	GSI	THB	227,220	6,482,731	6,609,067	—	(126,336)
Expiring 03/15/23	GSI	THB	15,214	424,000	442,511	—	(18,511)
Turkish Lira,
Expiring 01/10/23	BARC	TRY	1,029	54,026	54,560	—	(534)

				$481,864,049	$499,637,608	515,808	(18,289,367)

						$7,398,520	$(18,642,666)

Cross currency exchange contracts outstanding at December 31, 2022:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/19/23	Buy	AUD	529	EUR	341	$—	$(4,887)	JPM
01/19/23	Buy	CZK	8,541	EUR	349	3,446	—	MSI
01/19/23	Buy	CZK	10,157	EUR	415	4,154	—	MSI
01/19/23	Buy	CZK	20,960	EUR	855	9,338	—	GSI
01/19/23	Buy	CZK	22,280	EUR	901	19,362	—	BOA
01/19/23	Buy	CZK	24,411	EUR	995	11,826	—	HSBC
01/19/23	Buy	CZK	33,838	EUR	1,366	30,826	—	GSI
01/19/23	Buy	CZK	37,489	EUR	1,524	23,336	—	HSBC
01/19/23	Buy	CZK	37,663	EUR	1,520	34,673	—	BOA
01/19/23	Buy	CZK	41,769	EUR	1,706	17,528	—	GSI
01/19/23	Buy	EUR	244	HUF	100,556	—	(6,465)	GSI
01/19/23	Buy	EUR	337	HUF	138,061	—	(6,342)	MSI
01/19/23	Buy	EUR	340	PLN	1,619	—	(4,441)	HSBC
01/19/23	Buy	EUR	397	HUF	162,148	—	(6,795)	MSI
01/19/23	Buy	EUR	470	HUF	196,357	—	(19,295)	MSI
01/19/23	Buy	EUR	481	HUF	200,296	—	(17,966)	BARC
01/19/23	Buy	EUR	661	HUF	271,680	—	(15,163)	GSI
01/19/23	Buy	EUR	674	HUF	282,543	—	(29,878)	MSI
01/19/23	Buy	EUR	776	HUF	322,009	—	(26,410)	MSI
01/19/23	Buy	EUR	787	CZK	19,275	—	(8,343)	HSBC
01/19/23	Buy	EUR	1,398	PLN	6,629	—	(12,561)	CITI

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Cross currency exchange contracts outstanding at December 31, 2022 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts (cont’d.):
01/19/23	Buy	HUF	252,469	EUR	597	$33,230	$—	BOA
01/19/23	Buy	HUF	326,274	EUR	767	47,101	—	MSI
01/19/23	Buy	PLN	2,643	EUR	552	11,138	—	MSI
01/19/23	Buy	PLN	3,212	EUR	667	17,069	—	BOA
01/19/23	Buy	PLN	5,858	EUR	1,203	45,082	—	BOA

						$308,109	$(158,546)

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	03/20/23	1.000%(Q)	1,085	$141,844	$131,470	$10,374	BARC
Gazprom PAO	03/20/23	1.000%(Q)	545	71,249	64,825	6,424	BARC
Gazprom PAO	06/20/24	1.000%(Q)	606	204,120	285,599	(81,479)	BARC

				$417,213	$481,894	$(64,681)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
International Bank for Reconstruction & Development	06/20/23	0.250%(Q)	9,000	0.149%	$5,001	$4,181	$820	BOA
International Bank for Reconstruction & Development	06/20/23	0.250%(Q)	1,820	0.149%	1,012	846	166	BOA
Republic of Estonia	12/20/26	1.000%(Q)	190	1.365%	(2,430)	1,429	(3,859)	JPM
Republic of Panama	06/20/29	1.000%(Q)	1,800	1.405%	(39,770)	(8,211)	(31,559)	MSI
Republic of Poland	06/20/24	1.000%(Q)	420	0.728%	1,767	480	1,287	BNP

					$(34,420)	$(1,275)	$(33,145)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.IG.38.V1	06/20/27	1.000%(Q)	14,750	$(103,639)	$(159,661)	$(56,022)
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	97,230	(546,991)	(807,340)	(260,349)

				$(650,630)	$(967,001)	$(316,371)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.39.V1	12/20/27	5.000%(Q)	11,000	4.849%	$9,562	$82,398	$72,836

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2022:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	1,775	09/18/27	3.500%(Q)	3 Month BBSW(2)(Q)/ 3.265%	$231	$(19,135)	$(19,366)
AUD	2,398	06/21/28	3.781%(S)	6 Month BBSW(2)(S)/ 3.765%	2,246	(41,361)	(43,607)
AUD	3,050	12/03/31	2.750%(S)	6 Month BBSW(2)(S)/ 3.765%	271,226	(271,883)	(543,109)
AUD	1,403	12/15/32	4.219%(S)	6 Month BBSW(2)(S)/ 3.765%	(8,368)	(24,012)	(15,644)
AUD	577	06/21/33	3.969%(S)	6 Month BBSW(2)(S)/ 3.765%	829	(20,231)	(21,060)
CAD	2,370	12/03/23	2.450%(S)	3 Month CDOR(2)(S)/ 4.935%	27,508	(42,855)	(70,363)
CAD	2,445	12/03/26	2.550%(S)	3 Month CDOR(2)(S)/ 4.935%	89,096	(90,424)	(179,520)
CAD	1,702	06/19/27	2.219%(S)	3 Month CDOR(1)(S)/ 4.935%	24,264	36,413	12,149
CAD	2,108	06/21/28	3.344%(S)	3 Month CDOR(1)(S)/ 4.935%	(16,002)	15,999	32,001
CAD	1,485	12/03/32	2.700%(S)	3 Month CDOR(2)(S)/ 4.935%	(70,670)	(95,987)	(25,317)
CAD	1,211	12/15/32	3.500%(S)	3 Month CDOR(2)(S)/ 4.935%	4,502	(7,350)	(11,852)
CAD	502	06/21/33	3.375%(S)	3 Month CDOR(1)(S)/ 4.935%	(6,378)	9,142	15,520
CAD	940	12/03/41	2.800%(S)	3 Month CDOR(2)(S)/ 4.935%	84,189	(106,654)	(190,843)
CAD	1,430	12/03/50	2.800%(S)	3 Month CDOR(2)(S)/ 4.935%	153,806	(169,754)	(323,560)
CHF	1,050	08/10/31	(0.220)%(A)	1 Day SARON(2)(A)/ 0.942%	—	(206,484)	(206,484)
CLP	204,850	08/12/26	3.620%(S)	1 Day CLOIS(2)(S)/ 11.250%	—	(21,121)	(21,121)
CNH	64,130	08/12/26	2.490%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	(70)	(51,788)	(51,718)
CNH	83,820	08/20/26	2.440%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	(265)	(89,104)	(88,839)
CNH	10,410	08/04/27	2.388%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(23,062)	(23,062)
CNH	4,916	09/21/27	2.341%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(13,169)	(13,169)
CNH	4,881	12/21/27	2.498%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(10,474)	(10,474)
CNH	6,091	12/21/27	2.595%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	(7,585)	(7,585)
CNH	182,071	03/15/28	2.870%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	—	67,738	67,738

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	9,288	03/15/28	2.891%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	$—	$4,660	$4,660
COP	710,000	08/12/31	5.910%(Q)	1 Day COOIS(2)(Q)/ 11.144%	—	(30,842)	(30,842)
CZK	18,000	08/12/26	2.062%(A)	6 Month PRIBOR(2)(S)/ 7.260%	—	(107,482)	(107,482)
DKK	3,300	04/08/32	1.581%(A)	6 Month CIBOR(2)(S)/ 2.947%	(22,909)	(62,477)	(39,568)
EUR	25,625	11/23/24	(0.046)%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(936,269)	(936,269)
EUR	12,130	12/02/24	(0.285)%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(893,976)	(893,976)
EUR	1,148	06/18/28	2.406%(A)	6 Month EURIBOR(2)(S)/ 2.693%	1,404	(23,383)	(24,787)
EUR	763	06/21/28	2.594%(A)	6 Month EURIBOR(2)(S)/ 2.693%	1,491	(25,015)	(26,506)
EUR	355	06/21/33	2.562%(A)	6 Month EURIBOR(2)(S)/ 2.693%	927	(21,039)	(21,966)
EUR	715	11/24/41	0.565%(A)	6 Month EURIBOR(1)(S)/ 2.693%	—	108,954	108,954
EUR	715	11/24/41	0.600%(A)	3 Month EURIBOR(2)(Q)/ 2.132%	—	(116,150)	(116,150)
EUR	1,734	11/25/41	0.629%(A)	6 Month EURIBOR(1)(S)/ 2.693%	—	256,276	256,276
EUR	1,734	11/25/41	0.663%(A)	3 Month EURIBOR(2)(Q)/ 2.132%	—	(273,905)	(273,905)
EUR	1,390	02/17/42	0.536%(A)	6 Month EURIBOR(2)(S)/ 2.693%	—	(516,423)	(516,423)
EUR	1,140	03/22/42	1.257%(A)	6 Month EURIBOR(1)(S)/ 2.693%	—	113,315	113,315
EUR	1,140	03/22/42	1.310%(A)	3 Month EURIBOR(2)(Q)/ 2.132%	—	(123,585)	(123,585)
GBP	1,260	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 3.428%	(46,102)	161,997	208,099
GBP	4,445	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 3.428%	(61,578)	571,487	633,065
GBP	3,875	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 3.428%	63,776	595,211	531,435
GBP	1,005	12/18/27	2.313%(A)	1 Day SONIA(1)(A)/ 3.428%	8,549	46,976	38,427
GBP	1,320	05/08/28	1.100%(A)	1 Day SONIA(1)(A)/ 3.428%	199,864	246,068	46,204
GBP	658	06/21/28	3.625%(A)	1 Day SONIA(2)(A)/ 3.428%	424	(14,068)	(14,492)
GBP	1,795	05/08/29	1.100%(A)	1 Day SONIA(2)(A)/ 3.428%	(265,159)	(333,910)	(68,751)
GBP	2,383	12/07/30	1.009%(A)	1 Day SONIA(2)(A)/ 3.428%	—	(547,959)	(547,959)
GBP	8,870	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/ 3.428%	(683,472)	2,044,316	2,727,788
GBP	635	05/08/32	1.150%(A)	1 Day SONIA(1)(A)/ 3.428%	4,448	166,193	161,745
GBP	712	12/15/32	2.031%(A)	1 Day SONIA(1)(A)/ 3.428%	10,530	41,959	31,429
GBP	325	06/21/33	3.219%(A)	1 Day SONIA(1)(A)/ 3.428%	(492)	15,634	16,126
GBP	1,720	05/08/37	1.200%(A)	1 Day SONIA(1)(A)/ 3.428%	559,787	591,396	31,609
GBP	1,200	05/08/41	1.250%(A)	1 Day SONIA(2)(A)/ 3.428%	176,651	(470,601)	(647,252)
GBP	925	05/08/42	1.250%(A)	1 Day SONIA(1)(A)/ 3.428%	93,743	374,286	280,543
GBP	3,240	05/08/46	1.250%(A)	1 Day SONIA(2)(A)/ 3.428%	592,316	(1,452,529)	(2,044,845)
HUF	50,000	08/10/31	2.748%(A)	6 Month BUBOR(2)(S)/ 15.750%	—	(57,932)	(57,932)
ILS	1,010	08/12/31	1.120%(A)	3 Month TELBOR(2)(Q)/ 3.696%	—	(53,058)	(53,058)
JPY	800,000	07/08/23	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	2,127	(2,207)	(4,334)
JPY	690,000	07/08/24	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	(10,714)	(19,119)	(8,405)
JPY	1,025,000	07/08/26	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	18,392	(137,794)	(156,186)
JPY	110,000	07/08/27	(0.050)%(A)	1 Day TONAR(1)(A)/ (0.022)%	8,529	22,601	14,072
JPY	145,687	06/18/28	0.469%(A)	1 Day TONAR(2)(A)/ (0.022)%	217	(13,933)	(14,150)
JPY	615,000	07/08/28	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	5,503	(176,499)	(182,002)
JPY	20,000	07/08/29	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.022)%	(4,413)	(7,486)	(3,073)
JPY	803,000	07/08/31	0.000%(A)	1 Day TONAR(2)(A)/ (0.022)%	5,196	(420,470)	(425,666)
JPY	75,000	07/08/32	0.050%(A)	1 Day TONAR(1)(A)/ (0.022)%	15,314	43,505	28,191
JPY	44,453	06/21/33	0.688%(A)	1 Day TONAR(2)(A)/ (0.022)%	1,209	(9,278)	(10,487)
JPY	515,000	07/08/35	0.100%(A)	1 Day TONAR(2)(A)/ (0.022)%	12,918	(424,175)	(437,093)
JPY	155,000	07/08/37	0.150%(A)	1 Day TONAR(2)(A)/ (0.022)%	(83,188)	(150,505)	(67,317)
JPY	343,000	07/08/41	0.250%(A)	1 Day TONAR(2)(A)/ (0.022)%	(10,642)	(428,207)	(417,565)
JPY	38,000	09/02/41	0.227%(A)	1 Day TONAR(2)(A)/ (0.022)%	—	(49,285)	(49,285)
JPY	233,000	07/08/46	0.350%(A)	1 Day TONAR(2)(A)/ (0.022)%	29,871	(349,866)	(379,737)
JPY	275,000	07/08/51	0.450%(A)	1 Day TONAR(2)(A)/ (0.022)%	33,066	(445,257)	(478,323)
JPY	39,000	09/02/51	0.393%(A)	1 Day TONAR(2)(A)/ (0.022)%	—	(67,834)	(67,834)
JPY	20,000	07/08/52	0.450%(A)	1 Day TONAR(2)(A)/ (0.022)%	(11,551)	(33,423)	(21,872)
KRW	1,644,000	08/04/24	3.145%(Q)	3 Month KWCDC(2)(Q)/ 3.980%	—	(16,555)	(16,555)
KRW	3,820,000	08/13/31	1.630%(Q)	3 Month KWCDC(2)(Q)/ 3.980%	—	(438,493)	(438,493)
MXN	10,400	04/19/32	8.945%(M)	28 Day Mexican Interbank Rate(2)(M)/ 10.770%	—	6,895	6,895
NOK	16,935	03/15/28	3.531%(A)	6 Month NIBOR(1)(S)/ 3.510%	1,080	(23,676)	(24,756)
NOK	1,535	08/10/31	1.460%(A)	6 Month NIBOR(2)(S)/ 3.510%	—	(22,018)	(22,018)

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
NOK	9,272	12/15/32	3.219%(A)	6 Month NIBOR(2)(S)/ 3.510%	$1,444	$(2,591)	$(4,035)
NOK	3,851	06/21/33	3.156%(A)	6 Month NIBOR(1)(S)/ 3.510%	(4,682)	2,903	7,585
NZD	1,333	03/15/28	4.094%(S)	3 Month BBR(1)(Q)/ 4.650%	15,861	28,202	12,341
NZD	2,089	03/19/28	4.344%(S)	3 Month BBR(1)(Q)/ 4.650%	2,021	3,618	1,597
NZD	540	08/10/31	1.876%(S)	3 Month BBR(2)(Q)/ 4.650%	—	(69,768)	(69,768)
PLN	1,000	11/09/31	2.845%(A)	6 Month WIBOR(2)(S)/ 7.140%	—	(49,942)	(49,942)
SEK	12,281	12/18/27	2.906%(A)	3 Month STIBOR(2)(Q)/ 2.701%	7,800	(6,244)	(14,044)
SEK	8,131	06/21/28	2.688%(A)	3 Month STIBOR(2)(Q)/ 2.701%	746	(20,401)	(21,147)
SEK	6,000	08/10/31	0.529%(A)	3 Month STIBOR(2)(Q)/ 2.701%	—	(113,511)	(113,511)
SEK	4,043	03/15/33	2.875%(A)	3 Month STIBOR(2)(Q)/ 2.701%	(1,154)	(8,515)	(7,361)
SGD	800	07/29/31	1.120%(S)	1 Day SORA(2)(S)/ 2.529%	(2,951)	(105,103)	(102,152)
THB	28,000	08/17/31	1.320%(Q)	1 Day THOR(2)(Q)/ 1.245%	—	(72,488)	(72,488)
	25,920	12/23/23	4.758%(T)	1 Day SOFR(2)(T)/ 4.300%	—	(34,349)	(34,349)
	5,745	03/20/26	3.479%(A)	1 Day SOFR(2)(A)/ 4.300%	—	(1,196)	(1,196)
	2,300	03/20/26	3.486%(A)	1 Day SOFR(2)(A)/ 4.300%	—	(174)	(174)
	3,450	03/20/26	3.494%(A)	1 Day SOFR(2)(A)/ 4.300%	—	179	179
	2,300	03/20/26	3.512%(A)	1 Day SOFR(2)(A)/ 4.300%	—	903	903
	4,595	03/20/26	3.587%(A)	1 Day SOFR(2)(A)/ 4.300%	—	8,005	8,005
	4,600	03/20/26	3.598%(A)	1 Day SOFR(2)(A)/ 4.300%	—	8,951	8,951
	68,779	03/20/26	3.720%(A)	1 Day SOFR(2)(A)/ 4.300%	(148,768)	285,989	434,757
	1,278	06/18/28	2.844%(A)	1 Day SOFR(1)(A)/ 4.300%	(2,061)	12,607	14,668
	1,676	06/21/28	3.188%(A)	1 Day SOFR(1)(A)/ 4.300%	3,173	30,505	27,332
	2,467	08/15/28	1.220%(A)	1 Day SOFR(1)(A)/ 4.300%	—	326,958	326,958
	390	03/15/33	3.094%(A)	1 Day SOFR(1)(A)/ 4.300%	3,263	14,137	10,874
	1,323	03/20/34	3.372%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(1,289)	(1,289)
	530	03/20/34	3.422%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(2,638)	(2,638)
	795	03/20/34	3.422%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(3,946)	(3,946)
	530	03/20/34	3.422%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(2,630)	(2,630)
	15,786	03/20/34	3.470%(A)	1 Day SOFR(1)(A)/ 4.300%	80,338	(138,496)	(218,834)
	1,060	03/20/34	3.492%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(11,206)	(11,206)
	1,060	03/20/34	3.498%(A)	1 Day SOFR(1)(A)/ 4.300%	—	(11,714)	(11,714)

					$1,158,286	$(5,001,339)	$(6,159,625)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
CNH	16,663	09/21/27	2.700%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 3.000%	$(7,063)	$—	$(7,063)	BOA
MYR	5,400	08/12/26	2.605%(Q)	3 Month KLIBOR(2)(Q)/ 3.680%	(45,183)	(68)	(45,115)	HSBC
MYR	1,000	04/07/32	3.870%(Q)	3 Month KLIBOR(2)(Q)/ 3.680%	(1,720)	(12)	(1,708)	CITI

					$(53,966)	$(80)	$(53,886)

(1) The Portfolio pays the fixed rate and receives the floating rate.

(2) The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Total return swap agreements outstanding at December 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Bloomberg Commodity Index(Q)	3 Month U.S. Treasury Bill(Q)/ 4.350%	BOA	03/31/23	31,656	$(4,498)	$—	$(4,498)
Total Return Benchmark Bond Index(T)	1 Day USOIS -50bps(T)/ 3.830%	GSI	01/27/23	(19,708)	(1,442,972)	—	(1,442,972)

					$(1,447,470)	$—	$(1,447,470)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$488,830	$(8,291)	$19,071	$(1,618,253)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$—	$7,859,473
GS	—	104,477,684
JPS	—	13,017,007
MSC	—	1,288,972

Total	$—	$126,643,136

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$2,047,732,573	$—	$—
Common Stocks	3,768,898,188	1,253,793,379	2
Exchange-Traded Funds	466,643,766	—	—
Preferred Stocks	—	10,997,531	—
Rights	—	—	—
Asset-Backed Securities
Automobiles	—	6,131,504	—
Collateralized Debt Obligation	—	778,102	—

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Asset-Backed Securities (continued)
Collateralized Loan Obligations	$—	$312,905,358	$—
Consumer Loans	—	3,699,890	—
Home Equity Loans	—	53,529	—
Manufactured Housing	—	45,751	—
Other	—	407,003	—
Residential Mortgage-Backed Securities	—	694,784	—
Student Loans	—	201,567	—
Commercial Mortgage-Backed Securities	—	24,505,836	—
Corporate Bonds	—	299,432,776	—
Floating Rate and other Loans	—	3,750,145	—
Municipal Bonds	—	1,312,185	—
Residential Mortgage-Backed Securities	—	6,369,722	281,904
Sovereign Bonds	—	153,809,818	—
U.S. Government Agency Obligations	—	41,093,369	—
U.S. Treasury Obligations	—	132,345,555	—
Short-Term Investments
Affiliated Mutual Funds	1,928,775,525	—	—
Commercial Paper	—	17,357,027	—
Foreign Treasury Obligations	—	14,049,000	—
U.S. Treasury Obligation	—	105,299,064	—
Unaffiliated Fund	895,939	—	—
Options Purchased	—	5,767	—

Total	$8,212,945,991	$2,389,038,662	$281,906

Liabilities
Option Written	$—	$(31)	$—

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Purchased	$—	$42,089	$—
Centrally Cleared Swaptions Written	—	267,694	—
Futures Contracts	6,320,108	—	—
OTC Forward Foreign Currency Exchange Contracts	—	7,398,520	—
OTC Cross Currency Exchange Contracts	—	308,109	—
Centrally Cleared Credit Default Swap Agreement	—	72,836	—
OTC Credit Default Swap Agreements	—	424,993	—
Centrally Cleared Interest Rate Swap Agreements	—	6,220,391	—

Total	$6,320,108	$14,734,632	$—

Liabilities
Centrally Cleared Swaptions Purchased	$—	$(401,290)	$—
Centrally Cleared Swaptions Written	—	(153,719)	—
Futures Contracts	(37,251,248)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(18,642,666)	—
OTC Cross Currency Exchange Contracts	—	(158,546)	—
Centrally Cleared Credit Default Swap Agreements	—	(316,371)	—
OTC Credit Default Swap Agreements	—	(42,200)	—
Centrally Cleared Interest Rate Swap Agreements	—	(12,380,016)	—
OTC Interest Rate Swap Agreements	—	(53,966)	—
OTC Total Return Swap Agreements	—	(1,447,470)	—

Total	$(37,251,248)	$(33,596,244)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as centrally cleared swaptions, futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Funds (1.4% represents investments purchased with collateral from securities on loan)	38.0%
Exchange-Traded Funds	4.4
Pharmaceuticals	3.3
Banks	3.1
Collateralized Loan Obligations	3.0
Software	2.9
Oil, Gas & Consumable Fuels	2.6
U.S. Treasury Obligations	2.3
Semiconductors & Semiconductor Equipment	2.0
Technology Hardware, Storage & Peripherals	1.9
Insurance	1.8
IT Services	1.7
Capital Markets	1.6
Sovereign Bonds	1.5
Health Care Providers & Services	1.5
Interactive Media & Services	1.3
Machinery	1.2
Hotels, Restaurants & Leisure	1.1
Equity Real Estate Investment Trusts (REITs)	1.1
Biotechnology	1.0
Electric Utilities	1.0
Specialty Retail	1.0
Aerospace & Defense	1.0
Automobiles	1.0
Chemicals	0.9
Beverages	0.9
Health Care Equipment & Supplies	0.9
Food Products	0.9
Textiles, Apparel & Luxury Goods	0.8
Diversified Financial Services	0.8
Internet & Direct Marketing Retail	0.8
Food & Staples Retailing	0.8
Metals & Mining	0.6
Life Sciences Tools & Services	0.6
Household Products	0.6
Diversified Telecommunication Services	0.6
Entertainment	0.5
Media	0.5
Trading Companies & Distributors	0.5
Multi-Utilities	0.5
Tobacco	0.5
Industrial Conglomerates	0.4
Road & Rail	0.4
Communications Equipment	0.4
U.S. Government Agency Obligations	0.4
Professional Services	0.3
Electrical Equipment	0.3
Personal Products	0.3
Electronic Equipment, Instruments & Components	0.3
Multiline Retail	0.3
Electric	0.3
Building Products	0.3
Commercial Mortgage-Backed Securities	0.2
Energy Equipment & Services	0.2
Consumer Finance	0.2

Air Freight & Logistics	0.2%
Marine	0.2
Construction & Engineering	0.2
Commercial Services & Supplies	0.2
Commercial Paper	0.2
Telecommunications	0.2
Real Estate Management & Development	0.2
Containers & Packaging	0.2
Wireless Telecommunication Services	0.2
Oil & Gas	0.2
Airlines	0.1
Foreign Treasury Obligations	0.1
Foods	0.1
Real Estate Investment Trusts (REITs)	0.1
Healthcare-Services	0.1
Construction Materials	0.1
Household Durables	0.1
Pipelines	0.1
Commercial Services	0.1
Auto Manufacturers	0.1
Gas Utilities	0.1
Residential Mortgage-Backed Securities	0.1
Distributors	0.1
Independent Power & Renewable Electricity Producers	0.1
Home Builders	0.1
Real Estate	0.1
Engineering & Construction	0.1
Retail	0.1
Auto Components	0.1
Healthcare-Products	0.1
Agriculture	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Consumer Loans	0.0	*
Building Materials	0.0	*
Paper & Forest Products	0.0	*
Iron/Steel	0.0	*
Leisure Products	0.0	*
Diversified Consumer Services	0.0	*
Gas	0.0	*
Internet	0.0	*
Water Utilities	0.0	*
Transportation	0.0	*
Semiconductors	0.0	*
Apparel	0.0	*
Computers	0.0	*
Multi-National	0.0	*
Lodging	0.0	*
Distribution/Wholesale	0.0	*
Mining	0.0	*
Municipal Bonds	0.0	*
Auto Parts & Equipment	0.0	*
Unaffiliated Fund	0.0	*
Packaging & Containers	0.0	*
Machinery-Diversified	0.0	*
Water	0.0	*
Collateralized Debt Obligation	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Electronics	0.0	*%
Other	0.0	*
Office/Business Equipment	0.0	*
Housewares	0.0	*
Miscellaneous Manufacturing	0.0	*
Trucking & Leasing	0.0	*
Cosmetics/Personal Care	0.0	*
Student Loans	0.0	*
Electrical Components & Equipment	0.0	*
Forest Products & Paper	0.0	*

Home Equity Loans	0.0	*%
Manufactured Housing	0.0	*
Options Purchased	0.0	*

	101.3
Option Written	(0.0	)*
Liabilities in excess of other assets	(1.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Commodity contracts	—	$—		Unrealized depreciation on OTC swap agreements	$4,498

Credit contracts	Due from/to broker-variation margin swaps and swaptions	382,619	*	Due from/to broker-variation margin swaps and swaptions	871,380	*

Credit contracts	Premiums paid for OTC swap agreements	488,830		Premiums received for OTC swap agreements	8,211

Credit contracts	—	—		Options written outstanding, at value	31

Credit contracts	Unrealized appreciation on OTC swap agreements	19,071		Unrealized depreciation on OTC swap agreements	116,897

Equity contracts	—	—		Due from/to broker-variation margin futures	26,975,972	*

Foreign exchange contracts	—	—		Due from/to broker-variation margin futures	1,948,995	*

Foreign exchange contracts	Unaffiliated investments	5,767		—	—

Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	308,109		Unrealized depreciation on OTC cross currency exchange contracts	158,546

Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	7,398,520		Unrealized depreciation on OTC forward foreign currency exchange contracts	18,642,666

Interest rate contracts	Due from/to broker-variation margin futures	6,320,108	*	Due from/to broker-variation margin futures	8,326,281	*

Interest rate contracts	Due from/to broker-variation margin swaps and swaptions	6,220,391	*	Due from/to broker-variation margin swaps and swaptions	12,380,016	*

Interest rate contracts	—	—		Premiums received for OTC swap agreements	80

Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	1,496,858

		$21,143,415			$70,930,431

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$6,112,630
Credit contracts	(2,018,884)	2,168,579	—	—	108,195
Equity contracts	—	—	(370,595,046)	—	(9,228,333)
Foreign exchange contracts	(473,150)	928,160	12,840,507	41,421,087	—
Interest rate contracts	(66,079)	—	(120,195,792)	—	(16,612,222)

Total	$(2,558,113)	$3,096,739	$(477,950,331)	$41,421,087	$(19,619,730)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$(4,498)
Credit contracts	(193,816)	200,454	—	—	(334,302)
Equity contracts	—	—	(56,966,771)	—	—
Foreign exchange contracts	(24,455)	—	(1,568,774)	(10,239,345)	—
Interest rate contracts	—	—	(7,873,136)	—	(2,799,724)

Total	$(218,271)	$200,454	$(66,408,681)	$(10,239,345)	$(3,138,524)

(2)   Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$655,242
Options Written (2)	331,515,617
Futures Contracts - Long Positions (2)	2,641,325,629
Futures Contracts - Short Positions (2)	532,512,540
Forward Foreign Currency Exchange Contracts - Purchased (3)	315,274,191
Forward Foreign Currency Exchange Contracts - Sold (3)	636,520,008
Cross Currency Exchange Contracts (4)	7,841,988
Interest Rate Swap Agreements (2)	377,763,128
Credit Default Swap Agreements - Buy Protection (2)	136,754,600
Credit Default Swap Agreements - Sell Protection (2)	57,274,000
Total Return Swap Agreements (2)	66,713,495
Inflation Swap Agreements (2)	2,537,879

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$137,005,783	$(137,005,783)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC(3-a)	$531,652	$(308,273)	$223,379	$(223,379)	$—
BARC(3-b)	117,508	—	117,508	(117,508)	—
BARC(4)	322,101	(459,064)	(136,963)	—	(136,963)
BMO(4)	—	(848,298)	(848,298)	—	(848,298)
BNP(3-a)	31,086	(4,035,475)	(4,004,389)	4,004,389	—
BNP(3-b)	1,767	(632,489)	(630,722)	589,277	(41,445)
BNP(4)	215,898	(755,160)	(539,262)	—	(539,262)
BOA(3-a)	298,564	(427,621)	(129,057)	129,057	—
BOA(3-b)	1,012	—	1,012	—	1,012
BOA(4)	96,431	(328,385)	(231,954)	59,220	(172,734)
BOA(5)	—	(4,498)	(4,498)	—	(4,498)
CIGM(4)	143,136	(140,742)	2,394	—	2,394
CITI(3-a)	117,486	(293,696)	(176,210)	118,368	(57,842)
CITI(3-b)	25,859	(199,634)	(173,775)	138,766	(35,009)
DB(3-a)	—	(2,926,919)	(2,926,919)	2,922,593	(4,326)
DB(4)	261,295	(2,104,134)	(1,842,839)	—	(1,842,839)
GSI(3-a)	252,661	(2,272,535)	(2,019,874)	2,019,874	—
GSI(3-b)	28,151	—	28,151	(28,151)	—
GSI(4)	210,392	(113,092)	97,300	(70,000)	27,300
HSBC(3-a)	497,010	(490,490)	6,520	—	6,520
HSBC(3-b)	356,121	(55,092)	301,029	(250,000)	51,029
HSBC(4)	60,854	(377,381)	(316,527)	—	(316,527)
JPM(3-a)	762,311	(162,026)	600,285	(600,285)	—
JPM(3-b)	90,676	(56,756)	33,920	—	33,920
JPM(4)	329,272	(299,321)	29,951	—	29,951
MSI(3-a)	2,200,859	(272,882)	1,927,977	(1,865,000)	62,977
MSI(3-b)	145,892	(66,016)	79,876	(30,000)	49,876
MSI(4)	681,086	(1,069,172)	(388,086)	15,328	(372,758)
RBC(4)	3,427	(20,469)	(17,042)	—	(17,042)
SCS(4)	961	(16,762)	(15,801)	—	(15,801)
SG(4)	—	(12,898)	(12,898)	—	(12,898)
SSB(4)	229,357	(114,100)	115,257	—	115,257
TD(3-a)	80,499	(1,309,820)	(1,229,321)	1,220,203	(9,118)
TD(4)	—	(10,546)	(10,546)	—	(10,546)
UAG(3-a)	54,504	—	54,504	—	54,504
UAG(4)	72,469	(244,041)	(171,572)	—	(171,572)

	$8,220,297	$(20,427,787)	$(12,207,490)	$8,032,752	$(4,174,738)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3-a)	PGIM Fixed Income (Core Plus)
(3-b)	PGIM Fixed Income (Global Bond)
(4)	Wellington Management Company, LLP
(5)	PGIM Quant Solutions

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $137,005,783:
Unaffiliated investments (cost $7,204,814,434)	$6,625,758,461
Affiliated investments (cost $3,946,378,625)	3,976,508,098
Foreign currency, at value (cost $4,279,177)	4,340,235
Cash	4,340
Receivable for investments sold	24,472,911
Dividends and interest receivable	17,117,761
Unrealized appreciation on OTC forward foreign currency exchange contracts	7,398,520
Tax reclaim receivable	3,003,765
Premiums paid for OTC swap agreements	488,830
Due from broker-variation margin futures	374,859
Unrealized appreciation on OTC cross currency exchange contracts	308,109
Receivable for Portfolio shares sold	86,419
Receivable from affiliate	47,533
Unrealized appreciation on OTC swap agreements	19,071
Prepaid expenses and other assets	421,957

Total Assets	10,660,350,869

LIABILITIES
Payable to broker for collateral for securities on loan	141,549,547
Payable for investments purchased	21,614,760
Unrealized depreciation on OTC forward foreign currency exchange contracts	18,642,666
Due to broker-variation margin futures	5,991,242
Management fee payable	2,407,657
Payable for Portfolio shares purchased	2,359,786
Unrealized depreciation on OTC swap agreements	1,618,253
Accrued expenses and other liabilities	1,068,193
Payable to affiliate	716,336
Distribution fee payable	314,750
Due to broker-variation margin swaps and swaptions	304,388
Unrealized depreciation on OTC cross currency exchange contracts	158,546
Premiums received for OTC swap agreements	8,291
Trustees’ fees payable	6,380
Affiliated transfer agent fee payable	537
Options written outstanding, at value (premiums received $5,610)	31

Total Liabilities	196,761,363

NET ASSETS	$10,463,589,506

Net assets were comprised of:
Partners’ Equity	$10,463,589,506

Net asset value and redemption price per share, $10,463,589,506 / 436,108,574 outstanding shares of beneficial interest	$23.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $5,790,969 foreign withholding tax, of which $695,331 is reimbursable by an affiliate)	$133,288,520
Interest income (net of $64,952 foreign withholding tax)	42,181,725
Affiliated dividend income	36,860,682
Income from securities lending, net (including affiliated income of $255,134)	471,585

Total income	212,802,512

EXPENSES
Management fee	76,554,438
Distribution fee	30,554,317
Custodian and accounting fees	1,227,608
Trustees’ fees	198,140
Legal fees and expenses	102,615
Audit fee	85,000
Shareholders’ reports	21,969
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,926
Miscellaneous	199,805

Total expenses	108,951,818
Less: Fee waiver and/or expense reimbursement	(12,028,330)
Distribution fee waiver	(3,670,597)

Net expenses	93,252,891

NET INVESTMENT INCOME (LOSS)	119,549,621

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $99,745,173)	(496,380,382)
Net capital gain distributions received	18,975
In-kind transactions(1)	(162,221,395)
Futures transactions	(477,950,331)
Forward and cross currency contract transactions	41,421,087
Options written transactions	3,096,739
Swap agreements transactions	(19,619,730)
Foreign currency transactions	(25,015,299)

(1,136,650,336)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(437,084,848))	(1,474,022,622)
Futures	(66,408,681)
Forward and cross currency contracts	(10,239,345)
Options written	200,454
Swap agreements	(3,138,524)
Foreign currencies	1,225,398

(1,552,383,320)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(2,689,033,656)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,569,484,035)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$119,549,621	$10,788,789
Net realized gain (loss) on investment and foreign currency transactions	(1,136,669,311)	3,980,937,059
Net capital gain distributions received	18,975	41,597
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,552,383,320)	(1,627,743,740)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,569,484,035)	2,364,023,705

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [49,409,397 and 871,061 shares, respectively]	1,196,393,324	23,336,575
Portfolio shares purchased [143,781,769 and 63,584,863 shares, respectively]	(3,479,955,625)	(1,713,567,369)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(2,283,562,301)	(1,690,230,794)

TOTAL INCREASE (DECREASE)	(4,853,046,336)	673,792,911
NET ASSETS:
Beginning of year	15,316,635,842	14,642,842,931

End of year	$10,463,589,506	$15,316,635,842

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$28.87	$24.68	$21.76	$17.80		$18.98

Income (Loss) From Investment Operations:
Net investment income (loss)	0.25	0.02	(0.01)	0.03		0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.13)	4.17	2.93	3.93		(1.20)

Total from investment operations	(4.88)	4.19	2.92	3.96		(1.18)

Capital Contributions	—	—	—	—	(b)(c)	—

Net Asset Value, end of year	$23.99	$28.87	$24.68	$21.76		$17.80

Total Return(d)	(16.90)%	16.98%	13.42%	22.25	%(e)	(6.22)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10,464	$15,317	$14,643	$14,290		$12,090
Average net assets (in millions)	$12,222	$15,150	$12,945	$13,724		$14,194
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.76%	0.47%	0.16%	0.16%		0.15%
Expenses before waivers and/or expense reimbursement	0.89%	0.57%	0.16%	0.16%		0.16%
Net investment income (loss)	0.98%	0.07%	(0.04)%	0.12%		0.09%
Portfolio turnover rate(g)	65%	84%	61%	26%		15%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 74.0%
AFFILIATED MUTUAL FUND — 18.1%
AST J.P. Morgan Fixed Income Central Portfolio* (cost $390,515,082)(wd)	39,051,508	$390,515,082

COMMON STOCKS — 51.8%
Australia — 0.5%
BHP Group Ltd.	171,573	5,314,808
Rio Tinto PLC	53,768	3,784,409
Woodside Energy Group Ltd.	86,794	2,101,995

		11,201,212

Austria — 0.1%
ANDRITZ AG	14,093	806,713
Erste Group Bank AG	18,542	593,256

		1,399,969

Belgium — 0.3%
KBC Group NV	92,895	5,981,075

Brazil — 0.1%
Ambev SA, ADR	33,076	89,967
B3 SA - Brasil Bolsa Balcao	50,783	126,888
Centrais Eletricas Brasileiras SA	11,684	92,872
EDP - Energias do Brasil SA	13,079	51,624
Itau Unibanco Holding SA, ADR(a)	66,863	314,925
Localiza Rent a Car SA	11,757	116,744
Lojas Renner SA	28,000	108,523
Magazine Luiza SA*	37,854	19,638
MercadoLibre, Inc.*	329	278,413
NU Holdings Ltd. (Class A Stock)*(a)	7,392	30,085
Raia Drogasil SA	45,735	205,974
Sitios Latinoamerica SAB de CV*	12,766	6,027
Suzano SA.	13,901	128,349
TIM SA, ADR(a)	6,547	76,273
Vale SA, ADR(a)	27,085	459,632
WEG SA	42,922	311,798
XP, Inc. (Class A Stock)*	1,093	16,767

		2,434,499

Canada — 0.7%
Alimentation Couche-Tard, Inc.	70,975	3,118,916
Canadian National Railway Co.	45,633	5,420,688
Fairfax Financial Holdings Ltd.	1,153	685,021
Ritchie Bros. Auctioneers, Inc.(a)	12,545	725,477
Toronto-Dominion Bank (The)	76,863	4,976,794

		14,926,896

Chile — 0.0%
Banco Santander Chile, ADR(a)	5,403	85,583
Cencosud SA	20,138	33,152

		118,735

China — 1.6%
Alibaba Group Holding Ltd.*	112,652	1,236,121
Amoy Diagnostics Co. Ltd. (Class A Stock)	4,900	18,696
Angel Yeast Co. Ltd. (Class A Stock)	5,400	35,175
Anhui Conch Cement Co. Ltd. (Class H Stock)	9,500	33,102
ANTA Sports Products Ltd.	11,800	153,480

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
Baidu, Inc., ADR*	1,033	$118,154
Baoshan Iron & Steel Co. Ltd. (Class A Stock)	94,300	76,056
BeiGene Ltd., ADR*	95	20,894
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (Class A Stock)	9,000	43,434
BOE Technology Group Co. Ltd. (Class A Stock)	142,200	69,276
Budweiser Brewing Co. APAC Ltd., 144A.	63,400	198,188
BYD Co. Ltd. (Class H Stock)	2,000	49,068
Chacha Food Co. Ltd. (Class A Stock)	10,200	73,533
China Construction Bank Corp. (Class H Stock)	725,000	453,407
China International Capital Corp. Ltd. (Class H Stock), 144A	48,000	91,131
China Life Insurance Co. Ltd. (Class H Stock)	91,000	155,314
China Longyuan Power Group Corp. Ltd. (Class H Stock)	47,000	57,133
China Merchants Bank Co. Ltd. (Class H Stock)	47,500	262,858
China Overseas Land & Investment Ltd.	50,000	130,844
China Pacific Insurance Group Co. Ltd. (Class H Stock)	34,000	75,185
China Petroleum & Chemical Corp. (Class H Stock)	180,000	86,726
China Resources Land Ltd.	38,000	172,876
China Resources Mixc Lifestyle Services Ltd., 144A	9,200	46,603
China Vanke Co. Ltd. (Class H Stock)	45,300	91,132
Chongqing Brewery Co. Ltd. (Class A Stock)	2,700	49,619
Chongqing Fuling Zhacai Group Co. Ltd. (Class A Stock)	20,600	76,587
CMOC Group Ltd. (Class H Stock)	33,000	15,118
Country Garden Services Holdings Co. Ltd.	29,000	71,141
CSPC Pharmaceutical Group Ltd.	82,000	85,368
Dongguan Yiheda Automation Co. Ltd. (Class A Stock)	3,300	31,311
ENN Energy Holdings Ltd.	9,600	134,093
Foshan Haitian Flavouring & Food Co. Ltd. (Class A Stock)	21,393	245,491
Fuyao Glass Industry Group Co. Ltd. (Class H Stock), 144A	23,200	96,871
Ganfeng Lithium Group Co. Ltd. (Class H Stock), 144A	4,160	30,839
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	156,000	104,475
Guangzhou Kingmed Diagnostics Group Co. Ltd. (Class A Stock)	7,900	89,118
H World Group Ltd.	23,000	98,059
H World Group Ltd., ADR(a)	1,630	69,145
Haier Smart Home Co. Ltd. (Class H Stock)	50,000	169,704
Han’s Laser Technology Industry Group Co. Ltd. (Class A Stock)	15,000	55,384

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
Hefei Meiya Optoelectronic Technology, Inc. (Class A Stock)	9,800	$33,804
Huatai Securities Co. Ltd. (Class H Stock), 144A	34,800	39,690
Huayu Automotive Systems Co. Ltd. (Class A Stock)	19,900	49,675
Hundsun Technologies, Inc. (Class A Stock)	7,520	43,810
Industrial & Commercial Bank of China Ltd. (Class H Stock)	387,000	198,488
Inner Mongolia Yili Industrial Group Co. Ltd. (Class A Stock)	35,401	158,120
Jade Bird Fire Co. Ltd. (Class A Stock) .	11,460	46,205
JD Logistics, Inc., 144A*	18,800	36,158
JD.com, Inc. (Class A Stock)	29,779	831,330
Jiangsu Hengli Hydraulic Co. Ltd. (Class A Stock)	7,200	65,581
Joinn Laboratories China Co. Ltd. (Class H Stock), 144A	5,660	28,909
Kingdee International Software Group Co. Ltd.*	32,000	67,907
Kuaishou Technology, 144A*	4,300	38,654
Kunlun Energy Co. Ltd.	130,000	92,424
Kweichow Moutai Co. Ltd. (Class A Stock)	1,832	455,223
Laobaixing Pharmacy Chain JSC (Class A Stock)	12,448	72,790
Longfor Group Holdings Ltd., 144A	14,000	43,080
LONGi Green Energy Technology Co. Ltd. (Class A Stock)	11,400	69,341
Meituan (Class B Stock), 144A*	29,800	660,244
Midea Group Co. Ltd. (Class A Stock)	21,400	159,527
Minth Group Ltd.	16,000	43,187
Montage Technology Co. Ltd. (Class A Stock)	4,588	41,460
NARI Technology Co. Ltd. (Class A Stock)	10,300	36,158
NetEase, Inc.	28,910	419,311
NIO, Inc., ADR*(a)	5,176	50,466
NIO, Inc. (Class A Stock)*	2,990	29,228
NXP Semiconductors NV	99,071	15,656,190
Oppein Home Group, Inc. (Class A Stock)	3,200	56,009
Pharmaron Beijing Co. Ltd. (Class H Stock), 144A	10,200	70,088
PICC Property & Casualty Co. Ltd. (Class H Stock)	110,000	104,004
Pinduoduo, Inc., ADR*(a)	3,128	255,088
Ping An Bank Co. Ltd. (Class A Stock)	41,600	78,877
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	97,500	640,550
Postal Savings Bank of China Co. Ltd. (Class H Stock), 144A	121,000	74,877
Qingdao Haier Biomedical Co. Ltd. (Class A Stock)	5,451	49,826
Sany Heavy Industry Co. Ltd. (Class A Stock)	19,700	44,801
Shanghai Baosight Software Co. Ltd. (Class A Stock)	9,640	62,280

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
Shanghai Liangxin Electrical Co. Ltd. (Class A Stock)	19,100	$40,367
Shanghai Putailai New Energy Technology Co. Ltd. (Class A Stock)	4,400	32,941
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (Class A Stock)	2,100	95,657
Shenzhou International Group Holdings Ltd.	3,800	42,377
Silergy Corp.	5,000	70,625
Skshu Paint Co. Ltd. (Class A Stock)*	3,000	49,176
StarPower Semiconductor Ltd. (Class A Stock)	800	38,013
Sunny Optical Technology Group Co. Ltd.	2,500	29,485
Suzhou Maxwell Technologies Co. Ltd. (Class A Stock)	600	35,619
Tencent Holdings Ltd.	161,300	6,839,179
Tingyi Cayman Islands Holding Corp.	24,000	42,337
Tongwei Co. Ltd. (Class A Stock)	6,000	33,356
Trip.com Group Ltd., ADR*(a)	2,140	73,616
Wanhua Chemical Group Co. Ltd. (Class A Stock)	7,900	105,506
Wuliangye Yibin Co. Ltd. (Class A Stock)	7,000	182,035
WuXi AppTec Co. Ltd. (Class H Stock), 144A	7,564	79,365
Wuxi Biologics Cayman, Inc., 144A*	50,000	378,695
Xinyi Solar Holdings Ltd.	48,000	52,817
XPeng, Inc. (Class A Stock)*	6,748	33,252
Yum China Holdings, Inc. (OOTC)	4,287	234,284
Yum China Holdings, Inc. (XHKG)	2,450	136,808
Zhejiang Dingli Machinery Co. Ltd. (Class A Stock)	8,900	61,346
Zhejiang Weixing New Building Materials Co. Ltd. (Class A Stock)	23,170	71,209
Zhuzhou CRRC Times Electric Co. Ltd. (Class H Stock)	8,000	39,513
Zijin Mining Group Co. Ltd. (Class H Stock)	116,000	155,903
ZTO Express Cayman, Inc.	1,750	47,409

		35,074,959

Colombia — 0.0%
Ecopetrol SA, ADR	4,712	49,335

Denmark — 1.0%
Carlsberg A/S (Class B Stock)	27,392	3,633,466
Coloplast A/S (Class B Stock)	20,627	2,416,509
Genmab A/S*	4,045	1,710,205
Novo Nordisk A/S (Class B Stock)	105,660	14,350,272

		22,110,452

Finland — 0.3%
Neste OYJ	15,772	727,357
Nokia OYJ	154,540	717,947
Nordea Bank Abp	495,087	5,303,350

		6,748,654

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
France — 2.6%
Airbus SE.	41,698	$4,957,996
BNP Paribas SA	19,724	1,123,069
Capgemini SE	22,757	3,804,429
Cie Generale des Etablissements Michelin SCA	187,790	5,231,323
L’Oreal SA	9,623	3,445,975
LVMH Moet Hennessy Louis Vuitton SE	24,678	17,958,015
Safran SA	13,828	1,732,012
Thales SA	4,654	594,636
TotalEnergies SE	85,790	5,385,313
Vinci SA	129,034	12,863,014

		57,095,782

Germany — 1.5%
adidas AG	14,986	2,030,999
AIXTRON SE.	25,638	737,689
Allianz SE	32,533	6,947,676
Brenntag SE	16,938	1,080,219
CTS Eventim AG & Co. KGaA*	15,741	999,223
Deutsche Boerse AG	19,827	3,414,015
Deutsche Lufthansa AG*	115,200	949,601
Deutsche Telekom AG	93,649	1,863,295
Duerr AG	11,724	392,785
GFT Technologies SE	13,597	494,057
HUGO BOSS AG	18,517	1,070,471
Infineon Technologies AG	33,987	1,032,930
Mercedes-Benz Group AG	19,085	1,248,063
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,539	1,468,234
RWE AG	182,206	8,054,914
VERBIO Vereinigte BioEnergie AG	8,904	577,268

		32,361,439

Greece — 0.0%
Hellenic Telecommunications Organization SA	5,317	83,047
OPAP SA	6,482	91,706

		174,753

Hong Kong — 0.5%
AIA Group Ltd.	777,600	8,587,341
Hong Kong Exchanges & Clearing Ltd.	57,000	2,449,305
Jardine Matheson Holdings Ltd.	1,400	71,219
Orient Overseas International Ltd.	1,000	18,023
Techtronic Industries Co. Ltd.	21,000	233,244

		11,359,132

Hungary — 0.0%
OTP Bank Nyrt	3,542	96,240
Richter Gedeon Nyrt	2,596	57,646

		153,886

India — 0.9%
ACC Ltd.	2,118	62,405
Apollo Hospitals Enterprise Ltd.	2,316	125,152
Ashok Leyland Ltd.	18,442	31,917

	Shares	Value

COMMON STOCKS (continued)
India (cont’d.)
Asian Paints Ltd.	435	$16,172
Axis Bank Ltd.	20,416	229,754
Bajaj Finance Ltd.	392	31,052
Bharat Petroleum Corp. Ltd.	23,954	95,489
Biocon Ltd.	12,817	40,504
Britannia Industries Ltd.	2,565	133,426
Dabur India Ltd.	8,879	60,156
Dr. Reddy’s Laboratories Ltd.	1,972	100,856
Eicher Motors Ltd.	1,775	69,028
GAIL India Ltd.	43,158	50,117
Godrej Properties Ltd.*	2,325	34,365
HCL Technologies Ltd.	6,036	75,697
HDFC Bank Ltd., ADR(a)	94,498	6,464,608
HDFC Life Insurance Co. Ltd., 144A	19,875	135,764
Hindustan Unilever Ltd.	7,946	245,479
Housing Development Finance Corp. Ltd.	230,784	7,336,846
ICICI Bank Ltd.	37,224	400,373
ICICI Prudential Life Insurance Co. Ltd., 144A.	11,517	62,656
Infosys Ltd., ADR(a)	49,096	884,219
Kotak Mahindra Bank Ltd.	7,605	167,320
Larsen & Toubro Ltd.	5,947	149,474
Maruti Suzuki India Ltd.	1,658	167,732
NTPC Ltd.	56,903	114,437
Oil & Natural Gas Corp. Ltd.	25,171	44,806
Petronet LNG Ltd.	31,431	81,752
Power Grid Corp. of India Ltd.	40,265	103,812
Reliance Industries Ltd.	20,707	635,718
Shriram Finance Ltd.	6,112	101,461
Tata Consultancy Services Ltd.	6,558	257,907
Tata Consumer Products Ltd.	9,383	86,839
UltraTech Cement Ltd.	1,249	104,807
UPL Ltd.	13,786	119,066

		18,821,166

Indonesia — 0.2%
Bank Central Asia Tbk PT	6,924,600	3,797,023
Bank Rakyat Indonesia Persero Tbk PT	1,559,107	494,315
Telkom Indonesia Persero Tbk PT	706,000	170,014
Unilever Indonesia Tbk PT	284,400	85,910

		4,547,262

Italy — 0.1%
UniCredit SpA	103,105	1,463,015

Japan — 1.7%
Allegro MicroSystems, Inc.*(a)	25,263	758,395
FANUC Corp.	17,500	2,618,815
Hoya Corp.	58,900	5,641,359
Keyence Corp.	15,400	5,978,970
Mitsubishi UFJ Financial Group, Inc.	336,300	2,257,722
Nippon Telegraph & Telephone Corp.	103,700	2,957,370
Shin-Etsu Chemical Co. Ltd.	57,200	6,984,818
Sony Group Corp.	45,900	3,498,572
Tokio Marine Holdings, Inc.	127,700	2,727,978

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Japan (cont’d.)
Tokyo Electron Ltd.	10,800	$3,173,350

		36,597,349

Kuwait — 0.0%
National Bank of Kuwait SAKP	29,588	104,329

Macau — 0.0%
Sands China Ltd.*	33,200	108,904

Malaysia — 0.0%
CIMB Group Holdings Bhd	51,700	68,035
Malayan Banking Bhd	25,200	49,770
Petronas Chemicals Group Bhd	55,200	107,833
Public Bank Bhd	161,600	158,457
Tenaga Nasional Bhd	30,500	66,676

		450,771

Mexico — 0.2%
America Movil SAB de CV (Class L Stock)	255,315	230,598
Cemex SAB de CV, UTS*	266,815	108,443
Fomento Economico Mexicano SAB de CV, ADR	1,516	118,430
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	7,032	100,826
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	5,213	121,456
Grupo Financiero Banorte SAB de CV (Class O Stock)	47,774	343,819
Grupo Mexico SAB de CV (Class B Stock)	30,617	107,941
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	33,534	56,909
Wal-Mart de Mexico SAB de CV	689,593	2,437,542

		3,625,964

Netherlands — 1.2%
Alfen Beheer BV, 144A*	7,425	672,245
ASML Holding NV (XAMS)	26,222	14,297,601
ASML Holding NV (NYSE)	1,823	996,087
Koninklijke Ahold Delhaize NV	61,659	1,772,776
NN Group NV	28,960	1,184,238
Shell PLC.	285,096	8,037,089

		26,960,036

Norway — 0.0%
Aker Solutions ASA	159,292	613,510

Peru — 0.0%
Credicorp Ltd.	1,908	258,839

Philippines — 0.0%
ACEN Corp.	15,270	2,100
Ayala Corp.	2,000	25,034
Ayala Land, Inc.	82,400	45,741

		72,875

Poland — 0.0%
Allegro.eu SA, 144A*	4,436	25,603
Dino Polska SA, 144A*	1,671	143,513

	Shares	Value

COMMON STOCKS (continued)
Poland (cont’d.)
Powszechny Zaklad Ubezpieczen SA	11,410	$92,659

		261,775

Qatar — 0.0%
Industries Qatar QSC	22,919	80,898
Qatar National Bank QPSC	36,355	180,206

		261,104

Russia — 0.0%
Gazprom PJSC^	165,440	—
Magnitogorsk Iron & Steel Works PJSC^	112,615	—
MMC Norilsk Nickel PJSC^	1,439	—
MMC Norilsk Nickel PJSC, ADR^	8	—
Novatek PJSC^	5,822	1
Rosneft Oil Co. PJSC^	30,688	—
Sberbank of Russia PJSC*^	43,116	—
Sberbank of Russia PJSC, ADR*^(a)	18,600	2
Severstal PAO, GDR*^	11,949	1
TCS Group Holding PLC, GDR*^	2,342	—
X5 Retail Group NV, GDR^	7,231	1

		5

Saudi Arabia — 0.1%
Al Rajhi Bank*	16,147	322,912
Alinma Bank	16,878	146,148
Almarai Co. JSC	5,248	74,756
Etihad Etisalat Co.	6,979	64,512
Mouwasat Medical Services Co.	762	42,688
SABIC Agri-Nutrients Co.	2,096	81,813
Saudi Arabian Mining Co.*	857	14,713
Saudi Arabian Oil Co., 144A	12,578	107,969
Saudi Basic Industries Corp.	7,248	173,382
Saudi National Bank (The)	12,210	164,341
Saudi Telecom Co.	9,500	92,446

		1,285,680

Singapore — 0.3%
BOC Aviation Ltd., 144A	4,900	40,820
DBS Group Holdings Ltd.	216,500	5,479,962
Sea Ltd., ADR*(a)	1,926	100,210

		5,620,992

South Africa — 0.2%
Anglo American PLC	77,294	3,026,824
Bid Corp. Ltd.	12,822	248,709
Bidvest Group Ltd. (The)	12,075	151,564
Capitec Bank Holdings Ltd.	2,788	303,493
Clicks Group Ltd.	6,917	109,329
Discovery Ltd.*	7,922	57,303
FirstRand Ltd.	56,122	203,896
Foschini Group Ltd. (The)	5,160	30,379
MTN Group Ltd.	17,409	130,023
Naspers Ltd. (Class N Stock)	1,369	228,768
Nedbank Group Ltd.	4,761	59,555
Sanlam Ltd.	37,550	107,888
SPAR Group Ltd. (The)	4,239	28,321
Standard Bank Group Ltd.	11,045	108,977

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
South Africa (cont’d.)
Vodacom Group Ltd.	11,554	$83,274

		4,878,303

South Korea — 0.6%
BGF retail Co. Ltd.	211	35,311
Delivery Hero SE, 144A*	31,360	1,504,959
Hana Financial Group, Inc.	4,286	142,720
Hankook Tire & Technology Co. Ltd.	1,344	33,188
HL Mando Co. Ltd.	1,033	32,966
Hyundai Glovis Co. Ltd.	793	102,956
Hyundai Mobis Co. Ltd.	776	123,088
Hyundai Motor Co.	384	45,958
JYP Entertainment Corp.	904	48,564
Kakao Corp.	823	35,056
KB Financial Group, Inc.	4,640	177,771
Kia Corp.	3,018	141,998
KIWOOM Securities Co. Ltd.	554	36,958
LG Chem Ltd.	868	414,495
LG H&H Co. Ltd.	308	177,275
Lotte Chemical Corp.	258	36,513
NAVER Corp.	2,205	313,597
NCSoft Corp.	308	110,025
POSCO Holdings, Inc.	827	180,991
Samsung Biologics Co. Ltd., 144A*	217	141,097
Samsung Electro-Mechanics Co. Ltd.	341	35,414
Samsung Electronics Co. Ltd.	12,565	551,519
Samsung Electronics Co. Ltd., GDR	7,145	7,914,579
Samsung Fire & Marine Insurance Co. Ltd.	815	128,966
Samsung SDI Co. Ltd.	171	80,292
Shinhan Financial Group Co. Ltd.	5,771	160,662
SK Hynix, Inc.	4,540	270,875
SK Innovation Co. Ltd.*	820	100,177
SK Telecom Co. Ltd.	1,865	69,963
SK, Inc.	320	48,004
SKC Co. Ltd.	690	48,692
S-Oil Corp.	1,453	96,705

		13,341,334

Spain — 0.2%
Ence Energia y Celulosa SA	165,693	498,460
Iberdrola SA	386,695	4,514,085

		5,012,545

Sweden — 0.6%
Atlas Copco AB (Class A Stock)	264,841	3,137,942
Billerud AB	34,421	419,890
Hexatronic Group AB	62,778	855,239
New Wave Group AB (Class B Stock)	25,359	501,893
Volvo AB (Class B Stock)	409,148	7,390,685

		12,305,649

Switzerland — 0.2%
Novartis AG	28,447	2,574,381
Zurich Insurance Group AG	3,250	1,553,751

		4,128,132

	Shares	Value

COMMON STOCKS (continued)
Taiwan — 0.8%
Accton Technology Corp.	14,000	$106,313
Advantech Co. Ltd.	11,496	123,093
ASE Technology Holding Co. Ltd.	38,000	115,458
Chailease Holding Co. Ltd.	22,791	160,567
Chunghwa Telecom Co. Ltd.	23,000	84,585
CTBC Financial Holding Co. Ltd.	229,000	164,327
Delta Electronics, Inc.	50,000	463,499
E.Sun Financial Holding Co. Ltd.	160,758	125,529
Eclat Textile Co. Ltd.	6,000	96,319
eMemory Technology, Inc.	1,000	43,185
Evergreen Marine Corp. Taiwan Ltd.	5,800	30,654
Fubon Financial Holding Co. Ltd.	59,660	109,120
Giant Manufacturing Co. Ltd.	6,000	39,036
Hon Hai Precision Industry Co. Ltd.	53,000	171,785
Largan Precision Co. Ltd.	2,000	132,199
MediaTek, Inc.	5,000	101,095
Nan Ya Plastics Corp.	53,000	122,229
Nien Made Enterprise Co. Ltd.	5,000	47,778
Novatek Microelectronics Corp.	8,000	81,782
Powertech Technology, Inc.	13,000	33,382
President Chain Store Corp.	27,000	238,725
Realtek Semiconductor Corp.	5,000	45,470
Taiwan Mobile Co. Ltd.	16,000	49,268
Taiwan Semiconductor Manufacturing Co. Ltd.	204,000	2,962,786
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	145,925	10,869,953
Uni-President Enterprises Corp.	65,000	140,694
United Microelectronics Corp.*	38,000	49,928
Vanguard International Semiconductor Corp.	11,000	27,628
Wiwynn Corp.	3,000	77,596
Yang Ming Marine Transport Corp.	10,000	21,242
Yuanta Financial Holding Co. Ltd.	195,197	137,561

		16,972,786

Thailand — 0.1%
Airports of Thailand PCL, NVDR*	56,000	121,211
Indorama Ventures PCL, NVDR	43,500	51,073
Kasikornbank PCL, NVDR	18,400	78,223
Minor International PCL, NVDR*	80,600	74,989
PTT Exploration & Production PCL, NVDR	29,400	149,723
PTT Global Chemical PCL, NVDR	69,200	94,223
PTT PCL, NVDR	75,500	72,449
SCB X PCL, NVDR	33,300	102,724
SCG Packaging PCL, NVDR	31,300	51,476
Siam Cement PCL (The)	10,100	99,671
Thai Oil PCL	47,738	77,381
Thai Union Group PCL, NVDR	81,600	39,805

		1,012,948

United Arab Emirates — 0.0%
Dubai Islamic Bank PJSC	47,672	73,992
Emaar Properties PJSC	71,820	114,261
Emirates Telecommunications Group Co. PJSC	10,069	62,496

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
United Arab Emirates (cont’d.)
First Abu Dhabi Bank PJSC	14,597	$67,823

		318,572

United Kingdom — 2.0%
AstraZeneca PLC	84,272	11,403,635
BP PLC	1,191,268	6,873,546
Diageo PLC	348,938	15,273,670
Linde PLC	18,319	5,971,285
RELX PLC	152,832	4,233,610

		43,755,746

United States — 33.2%
AbbVie, Inc.	122,873	19,857,506
Advanced Micro Devices, Inc.*	94,983	6,152,049
Alaska Air Group, Inc.*	13,095	562,299
Albertson’s Cos., Inc. (Class A Stock)(a)	13,748	285,134
Alnylam Pharmaceuticals, Inc.*	3,956	940,143
Alphabet, Inc. (Class A Stock)*	72,713	6,415,468
Alphabet, Inc. (Class C Stock)*	45,792	4,063,124
Amazon.com, Inc.*	316,924	26,621,616
American Electric Power Co., Inc.(a)	4,478	425,186
American Express Co.	36,125	5,337,469
American Homes 4 Rent (Class A Stock), REIT	21,246	640,354
American International Group, Inc.	4,928	311,647
Ameriprise Financial, Inc.	5,888	1,833,347
AmerisourceBergen Corp.	7,839	1,299,001
AMETEK, Inc.	8,203	1,146,123
Amgen, Inc.	2,600	682,864
Analog Devices, Inc.	47,186	7,739,920
Apple Hospitality REIT, Inc., REIT	21,711	342,600
Apple, Inc.	116,170	15,093,968
AptarGroup, Inc.	10,179	1,119,486
Aramark	17,783	735,149
Arista Networks, Inc.*	3,103	376,549
Atmos Energy Corp.(a)	8,565	959,880
AutoZone, Inc.*	450	1,109,781
Axalta Coating Systems Ltd.*	48,441	1,233,792
Baker Hughes Co.(a)	225,233	6,651,130
Bank of America Corp.	409,495	13,562,474
Bath & Body Works, Inc.	12,190	513,687
BellRing Brands, Inc.*(a)	15,393	394,677
Berkshire Hathaway, Inc. (Class B Stock)*	7,673	2,370,190
Best Buy Co., Inc.(a)	4,672	374,741
BJ’s Wholesale Club Holdings, Inc.*	15,070	997,031
Black Knight, Inc.*	16,420	1,013,935
Blackstone, Inc.	11,999	890,206
Booking Holdings, Inc.*	3,523	7,099,831
Boston Scientific Corp.*	253,485	11,728,751
Bright Horizons Family Solutions, Inc.* .	15,270	963,537
Bristol-Myers Squibb Co.	210,114	15,117,702
Brixmor Property Group, Inc., REIT	30,727	696,581
Broadridge Financial Solutions, Inc.	5,945	797,403
Brunswick Corp.	15,048	1,084,660
Bumble, Inc. (Class A Stock)*	21,922	461,458
Burlington Stores, Inc.*(a)	9,755	1,977,924
Capital One Financial Corp.	17,262	1,604,676

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Carlisle Cos., Inc.	2,238	$527,385
Carter’s, Inc.(a)	6,246	466,014
Casey’s General Stores, Inc.	3,820	857,017
Catalent, Inc.*	14,714	662,277
Cboe Global Markets, Inc.	7,884	989,205
CBRE Group, Inc. (Class A Stock)*	8,807	677,787
Centene Corp.*	5,635	462,126
Certara, Inc.*	34,879	560,506
Charles Schwab Corp. (The)	28,578	2,379,404
Charter Communications, Inc. (Class A Stock)*	11,926	4,044,107
Chemed Corp.	2,020	1,031,069
Cheniere Energy, Inc.	5,597	839,326
Chevron Corp.	59,324	10,648,065
Chubb Ltd.	3,795	837,177
Cigna Corp.	2,061	682,892
Cisco Systems, Inc.	9,158	436,287
Citigroup, Inc.	12,818	579,758
Citizens Financial Group, Inc.	27,447	1,080,588
Claire’s Private Placement*^	313	93,900
Clearwater Analytics Holdings, Inc. (Class A Stock)*(a)	41,053	769,744
CME Group, Inc.	49,491	8,322,407
CNA Financial Corp.	7,088	299,681
Coca-Cola Co. (The)	53,582	3,408,351
Cognex Corp.(a)	20,143	948,937
Columbia Sportswear Co.	4,898	428,967
Commerce Bancshares, Inc.	9,680	658,918
CommScope Holding Co., Inc.*	18,538	136,254
Confluent, Inc. (Class A Stock)*(a)	22,091	491,304
ConocoPhillips	76,961	9,081,398
Constellation Brands, Inc. (Class A Stock)	4,003	927,695
Cooper Cos., Inc. (The)	2,607	862,057
Copart, Inc.*	18,728	1,140,348
Coterra Energy, Inc.(a)	23,096	567,469
Crowdstrike Holdings, Inc. (Class A Stock)*	3,278	345,141
Crown Holdings, Inc.	10,994	903,817
CubeSmart, REIT(a)	25,150	1,012,287
Cullen/Frost Bankers, Inc.(a)	6,297	841,909
Cushman & Wakefield PLC*(a)	70,377	876,897
CVS Health Corp.	12,568	1,171,212
Deere & Co.	28,325	12,144,627
Definitive Healthcare Corp.*(a)	38,749	425,852
Dexcom, Inc.*(a)	8,352	945,780
Dick’s Sporting Goods, Inc.(a)	5,143	618,651
Dollar General Corp.	10,969	2,701,116
Douglas Dynamics, Inc.	18,407	665,597
Dover Corp.	6,938	939,475
Driven Brands Holdings, Inc.*(a)	35,414	967,156
EastGroup Properties, Inc., REIT	8,824	1,306,481
Eastman Chemical Co.	40,602	3,306,627
Eaton Corp. PLC	45,742	7,179,207
Edison International	7,301	464,490
Eli Lilly & Co.	3,132	1,145,811
Encompass Health Corp.	21,403	1,280,113
Energizer Holdings, Inc.	12,184	408,773
Entegris, Inc.	16,322	1,070,560

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Entergy Corp.	3,904	$439,200
Envestnet, Inc.*(a)	12,219	753,912
EOG Resources, Inc.	16,422	2,126,977
EP Energy Corp.*^	6,875	48,125
EPAM Systems, Inc.*	550	180,257
Equifax, Inc.	2,707	526,133
Estee Lauder Cos., Inc. (The) (Class A Stock)	3,188	790,975
Evercore, Inc. (Class A Stock)	8,961	977,466
Exact Sciences Corp.*(a)	12,184	603,230
Exelixis, Inc.*	23,588	378,352
FactSet Research Systems, Inc.	2,442	979,755
Federal Realty Investment Trust, REIT	5,465	552,184
FedEx Corp.	3,402	589,226
Ferguson PLC	26,552	3,333,441
First Advantage Corp.*	51,716	672,308
First Republic Bank	4,200	511,938
FleetCor Technologies, Inc.*	2,424	445,240
Focus Financial Partners, Inc. (Class A Stock)*(a)	24,818	924,967
Fortune Brands Innovations, Inc.	29,441	1,681,375
Freeport-McMoRan, Inc.(a)	17,129	650,902
Frontier Communications Parent, Inc.*	1	25
Gap, Inc. (The)(a)	17,252	194,603
Garmin Ltd.	4,608	425,272
Generac Holdings, Inc.*(a)	6,526	656,907
General Dynamics Corp.	3,126	775,592
Genpact Ltd.	886	41,040
Global Payments, Inc.	6,145	610,321
Globant SA*(a)	3,262	548,538
Goodman Networks, Inc.*^	1,490	—
Guidewire Software, Inc.*	10,838	678,025
Hartford Financial Services Group, Inc. (The)(a)	7,136	541,123
Hayward Holdings, Inc.*(a)	62,800	590,320
HCA Healthcare, Inc.	3,732	895,531
HealthEquity, Inc.*	13,050	804,402
Hillman Solutions Corp.*(a)	91,768	661,647
Hilton Worldwide Holdings, Inc.	7,623	963,242
Home Depot, Inc. (The)	1,146	361,976
Honeywell International, Inc.	3,526	755,622
Horizon Therapeutics PLC*	13,481	1,534,138
Hubbell, Inc.	3,051	716,009
HubSpot, Inc.*	1,356	392,060
IAA, Inc.*	19,523	780,920
IAC, Inc.*	12,265	544,566
ICU Medical, Inc.*	4,892	770,392
IDEX Corp.(a)	2,691	614,436
Ingersoll Rand, Inc.	17,157	896,453
Insulet Corp.*	2,460	724,199
International Business Machines Corp.(a)	4,227	595,542
Intuit, Inc.	20,963	8,159,219
Intuitive Surgical, Inc.*	22,863	6,066,697
Invesco Ltd.	7,892	141,977
ITT, Inc.	4,510	365,761
Jack Henry & Associates, Inc.	3,700	649,572
Jazz Pharmaceuticals PLC*	4,109	654,605
JBG SMITH Properties, REIT	14,764	280,221

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Johnson & Johnson	7,748	$1,368,684
JS Global Lifestyle Co. Ltd., 144A	17,500	19,491
Keurig Dr. Pepper, Inc.	12,120	432,199
Keysight Technologies, Inc.*	3,577	611,917
Kimco Realty Corp., REIT	42,747	905,381
Kinder Morgan, Inc.	49,476	894,526
Kinsale Capital Group, Inc.	2,789	729,379
Knight-Swift Transportation Holdings, Inc.	15,003	786,307
Kraft Heinz Co. (The)	23,925	973,987
Laboratory Corp. of America Holdings	3,049	717,979
Lam Research Corp.	1,498	629,609
Lamar Advertising Co. (Class A Stock), REIT	5,239	494,562
Lamb Weston Holdings, Inc.	10,940	977,598
Landstar System, Inc.	5,654	921,037
LCI Industries	4,245	392,450
Leidos Holdings, Inc.	14,297	1,503,901
Lennox International, Inc.(a)	4,183	1,000,699
Liberty Broadband Corp. (Class C Stock)*	9,623	733,946
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	16,404	641,889
Lincoln Electric Holdings, Inc.	8,629	1,246,804
LKQ Corp.	20,830	1,112,530
Loews Corp.	28,199	1,644,848
Lowe’s Cos., Inc.	12,575	2,505,443
LPL Financial Holdings, Inc.	5,140	1,111,114
Lyft, Inc. (Class A Stock)*(a)	29,900	329,498
M&T Bank Corp.	10,813	1,568,534
Manhattan Associates, Inc.*	6,575	798,205
Marriott International, Inc. (Class A Stock)	57,373	8,542,266
Marsh & McLennan Cos., Inc.	1,121	185,503
Martin Marietta Materials, Inc.	3,106	1,049,735
Marvell Technology, Inc.	12,430	460,407
Mastercard, Inc. (Class A Stock)	52,376	18,212,706
McDonald’s Corp.	24,313	6,407,205
McKesson Corp.	2,897	1,086,723
Medtronic PLC.	5,216	405,388
Merck & Co., Inc.	7,100	787,745
Meta Platforms, Inc. (Class A Stock)*	63,366	7,625,464
Mettler-Toledo International, Inc.*	515	744,407
MGIC Investment Corp.	33,903	440,739
Microsoft Corp.	177,977	42,682,444
Mid-America Apartment Communities, Inc., REIT	10,199	1,601,141
Middleby Corp. (The)*	3,093	414,153
Moelis & Co. (Class A Stock)(a)	20,697	794,144
Mohawk Industries, Inc.*	5,779	590,729
Molina Healthcare, Inc.*	3,080	1,017,078
MongoDB, Inc.*(a)	2,551	502,139
Morgan Stanley	53,173	4,520,768
Morningstar, Inc.	4,569	989,600
MSA Safety, Inc.	8,918	1,285,886
Murphy USA, Inc.(a)	1,619	452,575
MYT Holding LLC (Class B Stock)*^	92,685	26,573
Natera, Inc.*	7,850	315,334
National Retail Properties, Inc., REIT	21,707	993,312

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
National Vision Holdings, Inc.*(a)	9,453	$366,398
nCino, Inc.*(a)	25,424	672,211
Nestle SA.	97,364	11,246,461
Newell Brands, Inc.(a)	38,194	499,578
Nexstar Media Group, Inc.(a)	1,665	291,425
NextEra Energy, Inc.	157,213	13,143,007
NIKE, Inc. (Class B Stock)	84,068	9,836,797
Nordson Corp.	3,915	930,674
Norfolk Southern Corp.	12,099	2,981,436
Northern Trust Corp.	6,814	602,971
Northrop Grumman Corp.	4,918	2,683,310
NVIDIA Corp.	20,051	2,930,253
Old Dominion Freight Line, Inc.	1,545	438,440
Oracle Corp.	18,252	1,491,918
Outfront Media, Inc., REIT(a)	48,331	801,328
Packaging Corp. of America	6,465	826,938
Palo Alto Networks, Inc.*(a)	7,766	1,083,668
Parade Technologies Ltd.	1,000	25,057
Performance Food Group Co.*	21,355	1,246,918
Perimeter Solutions SA*	62,428	570,592
PG&E Corp.*	78,996	1,284,475
Philip Morris International, Inc.	6,698	677,905
Phillips 66	9,102	947,336
Pioneer Natural Resources Co.	8,027	1,833,287
Planet Fitness, Inc. (Class A Stock)*	13,588	1,070,734
PNC Financial Services Group, Inc. (The)	7,401	1,168,914
Pool Corp.	3,977	1,202,366
Post Holdings, Inc.*(a)	7,755	699,966
Power Integrations, Inc.(a)	15,792	1,132,602
PPG Industries, Inc.(a)	15,672	1,970,597
Procter & Gamble Co. (The)	6,751	1,023,182
Progressive Corp. (The)	69,251	8,982,547
Prologis, Inc., REIT	103,793	11,700,585
Public Service Enterprise Group, Inc.	5,901	361,554
Public Storage, REIT	1,352	378,817
Q2 Holdings, Inc.*	21,896	588,346
QUALCOMM, Inc.	8,966	985,722
Quanta Services, Inc.(a)	13,118	1,869,315
QuidelOrtho Corp.*	8,372	717,229
Ralph Lauren Corp.(a)	5,247	554,450
Rayonier, Inc., REIT(a)	20,558	677,592
Raytheon Technologies Corp.	12,272	1,238,490
RBC Bearings, Inc.*(a)	4,174	873,827
Regeneron Pharmaceuticals, Inc.*	16,140	11,644,849
Reynolds Consumer Products, Inc.(a)	26,560	796,269
RLI Corp.	7,213	946,850
Roche Holding AG	23,510	7,387,725
Ross Stores, Inc.	63,621	7,384,489
Royal Caribbean Cruises Ltd.*(a)	7,756	383,379
Royalty Pharma PLC (Class A Stock)	19,488	770,166
Ryman Hospitality Properties, Inc., REIT	8,130	664,871
S&P Global, Inc.	27,125	9,085,247
SAL TopCo LLC*^	7,526	18,815
Schneider Electric SE	29,724	4,174,279
ServiceNow, Inc.*	2,166	840,993
ServisFirst Bancshares, Inc.(a)	10,505	723,900
Signature Bank	7,137	822,325

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Simpson Manufacturing Co., Inc.	9,341	$828,173
SolarEdge Technologies, Inc.*(a)	3,424	969,916
SS&C Technologies Holdings, Inc.	16,345	850,921
Stellantis NV (BATE)	66,626	946,584
Stellantis NV (TRQX)	153,378	2,179,557
StepStone Group, Inc. (Class A Stock)(a)	35,694	898,775
Stericycle, Inc.*	17,782	887,144
STERIS PLC	6,020	1,111,834
Sun Communities, Inc., REIT	15,786	2,257,398
SVB Financial Group*	5,265	1,211,687
Syneos Health, Inc.*	15,790	579,177
Synopsys, Inc.*	3,092	987,245
Sysco Corp.(a)	5,166	394,941
T. Rowe Price Group, Inc.(a)	4,662	508,438
Target Corp.	21,411	3,191,095
TD SYNNEX Corp.	5,137	486,525
Teradyne, Inc.	19,363	1,691,358
Tesla, Inc.*	41,085	5,060,850
Texas Instruments, Inc.	6,024	995,285
Texas Roadhouse, Inc.(a)	5,188	471,849
Thermo Fisher Scientific, Inc.	2,064	1,136,624
Thor Industries, Inc.(a)	2,871	216,732
Timken Co. (The)	5,296	374,268
TJX Cos., Inc. (The)	18,331	1,459,148
T-Mobile US, Inc.*	31,266	4,377,240
Toro Co. (The)	16,454	1,862,593
Tractor Supply Co.	3,552	799,093
Trade Desk, Inc. (The) (Class A Stock)*(a)	8,017	359,402
Trane Technologies PLC	34,376	5,778,262
TransUnion	18,410	1,044,767
Travelers Cos., Inc. (The)	6,534	1,225,060
Truist Financial Corp.	170,820	7,350,385
Tyler Technologies, Inc.*	3,006	969,164
U.S. Bancorp	58,277	2,541,460
Uber Technologies, Inc.*	300,442	7,429,931
Union Pacific Corp.	31,714	6,567,018
United Parcel Service, Inc. (Class B Stock)	38,680	6,724,131
UnitedHealth Group, Inc.	32,487	17,223,958
Vail Resorts, Inc.(a)	4,857	1,157,666
Verizon Communications, Inc.	69,333	2,731,720
Vertex Pharmaceuticals, Inc.*	7,390	2,134,084
Vistra Corp.	63	1,462
Vulcan Materials Co.	10,529	1,843,733
Waste Connections, Inc.	7,950	1,053,852
Wells Fargo & Co.	189,601	7,828,625
Welltower, Inc., REIT	4,309	282,455
Wendy’s Co. (The)	45,480	1,029,212
West Pharmaceutical Services, Inc.	3,634	855,262
Western Alliance Bancorp	16,943	1,009,125
Westrock Co.	12,772	449,064
WEX, Inc.*	7,640	1,250,286
Weyerhaeuser Co., REIT	32,696	1,013,576
Williams Cos., Inc. (The)	25,748	847,109
WillScot Mobile Mini Holdings Corp.*	31,240	1,411,111
Windstream Holdings, Inc.*^	66	495
Wintrust Financial Corp.	11,180	944,934

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Wolfspeed, Inc.*(a)	4,870	$336,225
Woodward, Inc.(a)	7,792	752,785
Xcel Energy, Inc.	33,583	2,354,504
Yum! Brands, Inc.	32,904	4,214,344
Zebra Technologies Corp. (Class A Stock)*	2,053	526,410
Zimmer Biomet Holdings, Inc.	3,636	463,590
Zoom Video Communications, Inc. (Class A Stock)*	9,347	633,166
Zscaler, Inc.*(a)	2,601	291,052

		717,565,855

TOTAL COMMON STOCKS (cost $1,172,004,391)		1,121,536,224

PREFERRED STOCKS — 0.2%
Brazil — 0.0%
Cia Energetica de Minas Gerais (PRFC)	17,466	36,135
Gerdau SA (PRFC)	24,340	133,791
Itausa SA (PRFC)	62,044	99,762
Petroleo Brasileiro SA (PRFC)	60,452	280,478

		550,166

Germany — 0.2%
Dr. Ing. h.c. F. Porsche AG (PRFC)*	6,263	632,021
Volkswagen AG (PRFC)	22,951	2,847,065

		3,479,086

United States — 0.0%
Claire’s Stores, Inc., CVT*^	234	503,100
Goodman Networks, Inc.*^	1,772	18

		503,118

TOTAL PREFERRED STOCKS (cost $4,842,952)		4,532,370

	Units

RIGHTS* — 0.0%
Brazil — 0.0%
Localiza Rent a Car SA, expiring 01/31/23	51	104

South Korea — 0.0%
Lotte Chemical Corp., expiring 01/31/23	51	1,450

TOTAL RIGHTS (cost $0)		1,554

WARRANTS* — 0.0%
United States
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG,expiring 09/24/27^	917	38,972

(cost $9)

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITY — 0.0%
United States
LB-UBS Commercial Mortgage Trust, Series 2006-C06, Class AJ
5.452%(cc)	09/15/39		540	$235,968

(cost $528,513)
CORPORATE BONDS — 1.2%
Australia — 0.0%
Westpac Banking Corp., Sr. Unsec’d. Notes
2.750%	01/11/23	(a)	702	701,712

Canada — 0.1%
Canadian Imperial Bank of Commerce, Sr. Unsec’d. Notes, SOFR + 0.800%
5.122%(c)	03/17/23		750	750,234

Finland — 0.1%
Nordea Bank Abp, Sr. Unsec’d. Notes, 144A
3.750%	08/30/23		1,526	1,510,976
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.940%
5.675%(c)	08/30/23		700	699,694

				2,210,670

France — 0.2%
Banque Federative du Credit Mutuel SA, Sr. Unsec’d. Notes, 144A
3.750%	07/20/23		254	251,981
BNP Paribas SA, Sr. Unsec’d. Notes, 144A, MTN
3.500%	03/01/23		2,344	2,338,201
Credit Agricole SA, Sr. Unsec’d. Notes, 144A, MTN
3.750%	04/24/23	(a)	1,311	1,305,536
Danone SA, Sr. Unsec’d. Notes, 144A
2.589%	11/02/23		402	393,094

				4,288,812

Japan — 0.1%
Mitsubishi UFJ Financial Group, Inc., Sr. Unsec’d. Notes
0.848%(ff)	09/15/24		800	772,737

New Zealand — 0.0%
ASB Bank Ltd., Sr. Unsec’d. Notes, 144A
3.750%	06/14/23		399	396,764

Singapore — 0.0%
Temasek Financial I Ltd., Gtd. Notes, 144A, MTN
2.375%	01/23/23		706	705,252

Switzerland — 0.1%
UBS Group AG, Sr. Unsec’d. Notes, 144A
4.490%(ff)	08/05/25		1,185	1,167,250

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United Kingdom — 0.0%
HSBC Holdings PLC, Sr. Unsec’d. Notes
0.732%(ff)	08/17/24		502	$483,540

United States — 0.6%
7-Eleven, Inc., Sr. Unsec’d. Notes, 144A
0.625%	02/10/23		523	520,056
American Express Co., Sr. Unsec’d. Notes
3.375%	05/03/24		500	490,065
American Honda Finance Corp., Sr. Unsec’d. Notes, MTN
2.050%	01/10/23		1,363	1,362,308
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.150%
4.815%(c)	02/22/23		542	541,725
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, Sr. Unsec’d. Notes, 144A
3.300%	05/01/23		1,900	1,887,059
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes
0.673%(ff)	03/08/24		850	839,817
Hyundai Capital America, Sr. Unsec’d. Notes, 144A
2.375%	02/10/23		632	630,078
Jackson National Life Global Funding, Sr. Sec’d. Notes, 144A, SOFR + 0.600%
4.278%(c)	01/06/23		542	541,993
Morgan Stanley, Sr. Unsec’d. Notes, GMTN
3.125%	01/23/23		1,321	1,320,091
Northrop Grumman Corp., Sr. Unsec’d. Notes
3.250%	08/01/23	(a)	787	779,677
OGE Energy Corp., Sr. Unsec’d. Notes
0.703%	05/26/23	(a)	365	358,483
Oracle Corp., Sr. Unsec’d. Notes
3.625%	07/15/23	(a)	1,900	1,885,209
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A
4.250%	01/17/23		964	963,436
Reliance Standard Life Global Funding II, Sec’d. Notes, 144A
2.150%	01/21/23		433	432,260
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN
1.654%(ff)	06/02/24		712	700,678
Zoetis, Inc., Sr. Unsec’d. Notes
3.250%	02/01/23		229	228,660

				13,481,595

TOTAL CORPORATE BONDS (cost $25,054,051)				24,958,566

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS — 0.0%
United States
Claire’s Stores, Inc., Term Loan B, 1 Month LIBOR + 6.500%
10.884%(c)	12/18/26	539	$482,957
Moran Foods LLC, Term Loan
—%(p)	04/01/24	118	95,659
—%(p)	10/01/24	171	109,261

TOTAL FLOATING RATE AND OTHER LOANS (cost $712,419)			687,877

U.S. TREASURY OBLIGATIONS(K) — 2.7%
U.S. Treasury Notes
0.125%	01/31/23	50,349	50,177,992
0.875%	01/31/24	8,577	8,228,224

TOTAL U.S. TREASURY OBLIGATIONS (cost $58,529,682)			58,406,216

TOTAL LONG-TERM INVESTMENTS (cost $1,652,187,099)			1,600,912,829

		Shares
SHORT-TERM INVESTMENTS — 28.0%
AFFILIATED MUTUAL FUNDS — 24.1%
PGIM Core Ultra Short Bond Fund(wd)		471,959,952	471,959,952
PGIM Institutional Money Market Fund (cost $49,843,820; includes $49,633,768 of cash collateral for securities on loan)(b)(wd)		49,877,529	49,852,590

TOTAL AFFILIATED MUTUAL FUNDS (cost $521,803,772)			521,812,542

Interest Rate	Maturity Date	Principal Amount (000)#

CERTIFICATES OF DEPOSIT — 0.6%
Canada — 0.2%
Bank of Nova Scotia (The) SOFR + 0.530%
4.830%(c)	02/06/23	3,465	3,466,200
Japan — 0.0%
Norinchukin Bank SOFR + 0.550%
4.850%(c)	02/27/23	986	986,380
Singapore — 0.0%
Oversea-Chinese Banking Corp. Ltd. SOFR + 0.470%
4.770%(c)	01/24/23	1,032	1,032,208
United States — 0.4%
Barclays Bank PLC
0.000%	12/07/23	1,234	1,235,129
Cooperatieve Rabobank UA
2.800%	05/17/23	612	606,989
Credit Suisse AG
1.100%	02/03/23	500	498,100
Mizuho Bank Ltd.
5.400%	12/14/23	1,059	1,059,703

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CERTIFICATES OF DEPOSIT (continued)
United States (cont’d.)
Oversea-Chinese Banking Corp. Ltd.
0.000%	07/05/23	1,063	$1,063,224
Skandinaviska Enskilda Banken AB
0.000%	06/01/23	750	743,108
Standard Chartered Bank
0.000%	05/26/23	693	687,301
4.020%	08/11/23	1,150	1,140,888
Sumitomo Mitsui Banking Corp.
2.700%	04/25/23	750	744,881
Toronto-Dominion Bank (The)
2.900%	06/01/23	691	684,849

			8,464,172

TOTAL CERTIFICATES OF DEPOSIT (cost $13,985,000)			13,948,960

COMMERCIAL PAPER(n) — 3.1%
Australia — 0.1%
Australia & New Zealand Banking Group Ltd.
5.205%	07/13/23	1,250	1,217,940
Canada — 0.1%
Toronto-Dominion Bank (The)
3.625%	02/15/23	2,000	1,988,681
Norway — 0.1%
DNB Bank ASA
3.763%	05/15/23	1,900	1,866,824
Singapore — 0.1%
DBS Bank Ltd.
3.562%	02/13/23	2,000	1,989,025
United States — 2.7%
Alimentation Couche-Tard, Inc.
4.827%	01/25/23	550	548,120
Allianz SE
3.542%	02/06/23	556	553,431
American Electric Power Co.
4.781%	01/17/23	500	498,841
ASB Bank Ltd.
4.102%	08/18/23	620	600,140
Australia & New Zealand Banking Group Ltd.
5.521%	11/22/23	930	887,729
5.392%	09/12/23	841	811,516
5.388%	12/15/23	1,225	1,165,273
BMO Financial Group
5.552%	11/06/23	1,046	999,581
Canadian Imperial Bank of Commerce
3.811%	07/26/23	1,885	1,831,274
Citigroup Global Markets, Inc.
2.807%	05/17/23	745	730,924
Credit Industriel Et Commercial
3.688%	02/09/23	1,450	1,442,858
DBS Bank Ltd.
5.182%	06/07/23	844	825,760
DNB Bank ASA
3.963%	08/16/23	1,911	1,851,362
Enbridge, Inc.
3.771%	02/06/23	1,425	1,417,669
Evergy Kansas Central, Inc.
4.971%	01/13/23	900	898,385

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER(n) (continued)
United States (cont’d.)
Fidelity National Information Services, Inc.
4.571%	01/05/23	625	$624,525
Goldman Sachs Group, Inc. (The)
2.796%	05/15/23	750	736,448
Groupe BPCE
5.249%	06/06/23	1,250	1,222,888
HSBC USA Inc.
4.177%	08/01/23	1,900	1,841,980
ING U.S. Funding LLC
5.273%	09/21/23	1,250	1,204,039
KEB Hana Bank
3.771%	01/17/23	2,129	2,124,386
Lloyds Bank Corporate Markets PLC
3.624%	03/13/23	700	693,498
3.782%	05/08/23	1,000	982,958
Macquarie Bank Ltd.
5.489%	11/15/23	1,250	1,193,144
MUFG Bank Ltd.
5.212%	05/15/23	1,025	1,006,723
National Bank CDA
5.219%	06/07/23	1,250	1,223,119
Natixis Bank
3.595%	03/28/23	1,882	1,860,608
Natixis SA
5.459%	09/01/23	625	603,027
Nordea Bank Abp
5.444%	11/16/23	1,138	1,087,366
Ontario Teachers’ Finance Trust
4.152%	03/09/23	1,304	1,292,623
PSP Capital, Inc.
3.429%	02/15/23	3,800	3,778,017
Rabobank
5.261%	08/14/23	1,250	1,211,489
Royal Bank of Canada
0.827%	01/20/23	250	249,369
5.610%	11/21/23	804	767,007
5.533%	12/08/23	1,250	1,189,439
Societe Generale SA
0.634%	01/04/23	250	249,850
5.444%	12/15/23	1,101	1,046,773
Suncor Energy, Inc.
4.984%	01/30/23	900	896,346
Svenska Handelsbanken AB
0.807%	01/18/23	345	344,215
3.561%	02/22/23	2,000	1,986,959
4.017%	08/15/23	1,900	1,840,014
4.387%	01/03/23	1,000	999,521
TELUS Corp.
4.347%	01/10/23	900	898,736
Toronto-Dominion Bank (The)
3.234%	01/03/23	2,000	1,999,042
Toyota Finance Australia Ltd.
5.185%	05/22/23	496	486,480
Toyota Industries Commercial Finance, Inc.
4.017%	06/09/23	1,264	1,236,482
TransCanada PipeLines Ltd.
5.084%	02/06/23	950	945,240

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL PAPER(n) (continued)
United States (cont’d.)
United Overseas Bank Ltd.
4.440%	01/27/23		2,000	$1,993,250
Waste Management, Inc.
4.739%	01/10/23		900	898,739
Westpac Banking Corp.
4.905%	07/10/23		1,250	1,216,953
5.520%	08/23/23		912	882,268
Westpac Securities NZ Ltd.
3.490%	02/02/23		1,500	1,493,890

				59,370,274

TOTAL COMMERCIAL PAPER (cost $66,537,938)				66,432,744

CORPORATE BOND — 0.1%
United States
Toyota Motor Credit Corp.,
5.050%(c)	07/25/23	(a)	1,369,000	1,369,906

(cost $1,369,000)

U.S. GOVERNMENT AGENCY OBLIGATION — 0.1%
Federal Farm Credit Bank
4.875%	09/25/23		1,030	1,030,312

(cost $1,029,938)

TOTAL SHORT-TERM INVESTMENTS (cost $604,725,648)				604,594,464

TOTAL INVESTMENTS—102.0% (cost $2,256,912,747)				2,205,507,293

Liabilities in excess of other assets(z) — (2.0)%				(42,368,282)

NET ASSETS — 100.0%				$2,163,139,011

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $730,003 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $48,662,087; cash collateral of $49,633,768 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2,542	10 Year U.S. Treasury Notes	Mar. 2023	$285,458,669	$(574,497)
447	DJ US Real Estate Index	Mar. 2023	14,742,060	(389,918)
1,852	Mini MSCI EAFE Index	Mar. 2023	180,514,440	(3,048,522)
1,582	Mini MSCI Emerging Markets Index	Mar. 2023	75,888,540	(666,435)
996	S&P 500 E-Mini Index	Mar. 2023	192,277,800	(4,931,269)

				(9,610,641)

Short Positions:
1,669	10 Year Euro-Bund	Mar. 2023	237,490,219	12,472,199
63	10 Year Japanese Bonds	Mar. 2023	69,826,120	1,285,777
1,884	Euro STOXX 50 Index	Mar. 2023	76,333,147	2,511,235
2,591	MSCI Europe Index	Mar. 2023	74,303,028	2,708,358
374	Russell 2000 E-Mini Index	Mar. 2023	33,115,830	763,078

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
235	S&P Mid Cap 400 E-Mini Index	Mar. 2023	$57,401,100	$1,027,794
130	S&P/TSX 60 Index	Mar. 2023	22,464,845	(126,183)
232	TOPIX Index	Mar. 2023	33,437,062	266,390

				20,908,648

				$11,298,007

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/30/23	CITI	AUD	3,807	$2,544,229	$2,595,757	$ 51,528	$ —
Expiring 01/30/23	SSB	AUD	10,865	7,051,272	7,407,469	356,197	—
British Pound,
Expiring 01/30/23	BARC	GBP	1,528	1,869,421	1,849,247	—	(20,174)
Expiring 01/30/23	BARC	GBP	471	540,529	569,471	28,942	—
Expiring 01/30/23	ML	GBP	2,277	2,744,002	2,755,355	11,353	—
Expiring 01/30/23	RBC	GBP	338	420,841	409,391	—	(11,450)
Expiring 01/30/23	SSB	GBP	14,213	17,446,619	17,198,107	—	(248,512)
Expiring 01/30/23	SSB	GBP	1,520	1,855,037	1,839,164	—	(15,873)
Canadian Dollar,
Expiring 01/30/23	ML	CAD	2,993	2,211,290	2,210,463	—	(827)
Expiring 01/30/23	TD	CAD	14,698	10,852,541	10,856,901	4,360	—
Danish Krone,
Expiring 01/30/23	BARC	DKK	3,650	489,623	526,720	37,097	—
Expiring 01/30/23	SSB	DKK	4,785	637,796	690,565	52,769	—
Expiring 01/30/23	SSB	DKK	3,037	405,968	438,196	32,228	—
Euro,
Expiring 01/30/23	CITI	EUR	4,926	5,187,458	5,284,888	97,430	—
Expiring 01/30/23	CITI	EUR	2,912	3,106,209	3,124,367	18,158	—
Expiring 01/30/23	ML	EUR	6,709	7,122,743	7,197,556	74,813	—
Expiring 01/30/23	ML	EUR	2,440	2,597,093	2,618,048	20,955	—
Expiring 01/30/23	ML	EUR	355	373,870	381,144	7,274	—
Expiring 01/30/23	RBC	EUR	1,707	1,696,940	1,831,119	134,179	—
Expiring 01/30/23	RBC	EUR	1,084	1,153,647	1,163,324	9,677	—
Expiring 01/30/23	RBC	EUR	750	798,068	804,590	6,522	—
Expiring 01/30/23	RBC	EUR	673	703,759	722,186	18,427	—
Expiring 01/30/23	RBC	EUR	529	566,034	567,951	1,917	—
Expiring 01/30/23	RBC	EUR	392	414,302	420,644	6,342	—
Expiring 01/30/23	RBC	EUR	388	406,731	416,437	9,706	—
Expiring 01/30/23	SSB	EUR	1,863	1,978,695	1,998,555	19,860	—
Expiring 01/30/23	SSB	EUR	750	802,235	804,590	2,355	—
Hong Kong Dollar,
Expiring 01/30/23	RBC	HKD	3,126	400,901	400,776	—	(125)
Japanese Yen,
Expiring 01/30/23	CITI	JPY	410,402	3,022,262	3,140,201	117,939	—
Expiring 01/30/23	ML	JPY	573,103	4,350,790	4,385,114	34,324	—
Expiring 01/30/23	ML	JPY	315,413	2,346,472	2,413,395	66,923	—
Expiring 01/30/23	ML	JPY	57,532	392,633	440,206	47,573	—
Expiring 01/30/23	RBC	JPY	994,304	6,850,610	7,607,946	757,336	—
Norwegian Krone,
Expiring 01/30/23	BARC	NOK	5,389	523,022	550,773	27,751	—
Expiring 01/30/23	CITI	NOK	954	95,916	97,533	1,617	—

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar,
Expiring 01/30/23	SSB	SGD	624	$443,062	$466,022	$ 22,960	$ —
Swedish Krona,
Expiring 01/30/23	CITI	SEK	7,095	689,759	681,141	—	(8,618)
Swiss Franc,
Expiring 01/30/23	CITI	CHF	1,788	1,938,764	1,940,215	1,451	—
Expiring 01/30/23	RBC	CHF	1,666	1,796,025	1,808,483	12,458	—
Expiring 01/30/23	SSB	CHF	8,453	8,648,147	9,173,884	525,737	—

				$107,475,315	$109,787,894	2,618,158	(305,579)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/30/23	ML	GBP	1,638	$1,904,248	$1,982,347	$ —	$ (78,099)
Expiring 01/30/23	ML	GBP	1,224	1,475,462	1,481,531	—	(6,069)
Expiring 01/30/23	RBC	GBP	2,753	3,368,425	3,331,062	37,363	—
Expiring 01/30/23	RBC	GBP	1,792	2,223,289	2,167,815	55,474	—
Expiring 01/30/23	RBC	GBP	654	772,608	791,460	—	(18,852)
Expiring 01/30/23	SSB	GBP	4,610	5,548,127	5,577,951	—	(29,824)
Expiring 01/30/23	SSB	GBP	687	777,076	830,737	—	(53,661)
Expiring 01/30/23	SSB	GBP	493	558,692	596,691	—	(37,999)
Expiring 01/30/23	SSB	GBP	358	409,625	433,061	—	(23,436)
Danish Krone,
Expiring 01/30/23	CITI	DKK	17,324	2,470,140	2,499,943	—	(29,803)
Expiring 01/30/23	CITI	DKK	4,566	656,429	658,977	—	(2,548)
Expiring 01/30/23	SSB	DKK	41,236	5,599,814	5,950,670	—	(350,856)
Euro,
Expiring 01/30/23	CITI	EUR	68,389	72,519,025	73,366,256	—	(847,231)
Expiring 01/30/23	ML	EUR	1,583	1,598,220	1,697,935	—	(99,715)
Expiring 01/30/23	RBC	EUR	1,662	1,726,026	1,783,412	—	(57,386)
Expiring 01/30/23	RBC	EUR	463	463,365	496,447	—	(33,082)
Expiring 01/30/23	SSB	EUR	13,843	13,995,079	14,850,764	—	(855,685)
Expiring 01/30/23	SSB	EUR	7,071	7,504,542	7,585,382	—	(80,840)
Expiring 01/30/23	SSB	EUR	5,873	6,203,130	6,300,048	—	(96,918)
Expiring 01/30/23	SSB	EUR	4,525	4,838,538	4,854,761	—	(16,223)
Hong Kong Dollar,
Expiring 01/30/23	RBC	HKD	3,126	400,970	400,776	194	—
Japanese Yen,
Expiring 01/30/23	ML	JPY	261,951	1,931,317	2,004,330	—	(73,013)
Expiring 01/30/23	RBC	JPY	370,523	2,805,761	2,835,065	—	(29,304)
Expiring 01/30/23	RBC	JPY	214,741	1,545,383	1,643,100	—	(97,717)
Expiring 01/30/23	SSB	JPY	187,769	1,375,609	1,436,722	—	(61,113)
Swedish Krona,
Expiring 01/30/23	BARC	SEK	18,766	1,795,683	1,801,755	—	(6,072)
Expiring 01/30/23	BARC	SEK	9,313	915,383	894,147	21,236	—
Expiring 01/30/23	BARC	SEK	3,099	292,484	297,574	—	(5,090)
Expiring 01/30/23	CITI	SEK	12,898	1,250,623	1,238,305	12,318	—
Expiring 01/30/23	ML	SEK	36,567	3,373,313	3,510,828	—	(137,515)
Expiring 01/30/23	SSB	SEK	3,095	287,534	297,113	—	(9,579)

				$150,585,920	$153,596,965	126,585	(3,137,630)

						$2,744,743	$(3,443,209)

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

Total return swap agreements outstanding at December 31, 2022:

				Long (Short)		Upfront
				Notional		Premiums	Unrealized
	Financing		Termination	Amount	Fair	Paid	Appreciation
Reference Entity	Rate	Counterparty	Date	(000)#(1)	Value	(Received)	(Depreciation)(2)
OTC Total Return Swap Agreements:
3I Group PLC(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	GBP 805	$31,632	$—	$ 31,632
AIB Group PLC(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	EUR 748	109,594	—	109,594
Arkema SA(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	EUR 983	(15,480)	—	(15,480)
Ashtead Group PLC(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	GBP 813	(38,257)	—	(38,257)
Bank of Ireland Group PLC(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	EUR 1,027	115,440	—	115,440
Barclays PLC(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	GBP 1,161	(412)	—	(412)
BP PLC(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	GBP 1,870	64,651	—	64,651
Diploma PLC(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	GBP 608	(14,829)	—	(14,829)
Engie SA(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	EUR 1,217	(101,175)	—	(101,175)
Glencore PLC(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	GBP 1,621	41,011	—	41,011
Inchcape PLC(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	GBP 463	(1,584)	—	(1,584)
Industria de Diseno Textil SA(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	EUR 998	2,702	—	2,702
JD Sports Fashion PLC(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	GBP 383	(1,659)	—	(1,659)
Lloyds Banking Group PLC(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	GBP 952	(27,267)	—	(27,267)
LVMH Moet Hennessy Louis Vuitton SE(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	EUR 3,396	(168,281)	—	(168,281)
Oxford Instruments PLC(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	GBP 333	24,872	—	24,872
Pernod Ricard SA(M)	1 Month LIBOR(M)/4.392%	BOA	01/09/23	EUR 1,148	(25,684)	—	(25,684)
Prudential PLC(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	GBP 934	77,978	—	77,978
Reckitt Benckiser Group PLC(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	GBP 805	(29,373)	—	(29,373)

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

Total return swap agreements outstanding at December 31, 2022 (continued):

				Long (Short)		Upfront
				Notional		Premiums	Unrealized
	Financing		Termination	Amount	Fair	Paid	Appreciation
Reference Entity	Rate	Counterparty	Date	(000)#(1)	Value	(Received)	(Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
Sanofi SA(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	EUR 1,734	$(10,645)	$—	$(10,645)
Smurfit Kappa Group PLC(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	EUR 1,032	(18,163)	—	(18,163)
TotalEnergies SE(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	EUR 2,467	98,152	—	98,152
Verallia SA(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	EUR 856	37,963	—	37,963
Vinci SA(M)	1 Month LIBOR(M)/ 4.392%	BOA	01/09/23	EUR 1,614	(83,397)	—	(83,397)

					$ 67,789	$—	$ 67,789

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$603,995	$(536,206)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
GS	$5,094,000	$47,552,013

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Fund	$390,515,082	$—	$—
Common Stocks
Australia	—	11,201,212	—
Austria	—	1,399,969	—
Belgium	—	5,981,075	—
Brazil	1,272,089	1,162,410	—
Canada	14,926,896	—	—
Chile	85,583	33,152	—
China	16,477,837	18,597,122	—
Colombia	49,335	—	—
Denmark	—	22,110,452	—
Finland	—	6,748,654	—
France	—	57,095,782	—
Germany	—	32,361,439	—
Greece	—	174,753	—
Hong Kong	—	11,359,132	—
Hungary	—	153,886	—
India	7,348,827	11,472,339	—
Indonesia	—	4,547,262	—
Italy	—	1,463,015	—
Japan	758,395	35,838,954	—
Kuwait	—	104,329	—
Macau	—	108,904	—
Malaysia	—	450,771	—
Mexico	3,625,964	—	—
Netherlands	996,087	25,963,949	—
Norway	—	613,510	—
Peru	258,839	—	—
Philippines	—	72,875	—
Poland	—	261,775	—
Qatar	—	261,104	—
Russia	—	—	5
Saudi Arabia	—	1,285,680	—
Singapore	100,210	5,520,782	—
South Africa	—	4,878,303	—
South Korea	—	13,341,334	—
Spain	—	5,012,545	—
Sweden	—	12,305,649	—
Switzerland	—	4,128,132	—
Taiwan	10,869,953	6,102,833	—
Thailand	—	1,012,948	—
United Arab Emirates	—	318,572	—
United Kingdom	—	43,755,746	—
United States	688,065,352	29,312,595	187,908
Preferred Stocks
Brazil	—	550,166	—
Germany	—	3,479,086	—
United States	—	—	503,118

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Rights
Brazil	$104	$—	$—
South Korea	—	1,450	—
Warrants
United States	—	—	38,972
Commercial Mortgage-Backed Security
United States	—	235,968	—
Corporate Bonds
Australia	—	701,712	—
Canada	—	750,234	—
Finland	—	2,210,670	—
France	—	4,288,812	—
Japan	—	772,737	—
New Zealand	—	396,764	—
Singapore	—	705,252	—
Switzerland	—	1,167,250	—
United Kingdom	—	483,540	—
United States	—	13,481,595	—
Floating Rate and other Loans
United States	—	687,877	—
U.S. Treasury Obligations	—	58,406,216	—
Short-Term Investments
Affiliated Mutual Funds	521,812,542	—	—
Certificates of Deposit
Canada	—	3,466,200	—
Japan	—	986,380	—
Singapore	—	1,032,208	—
United States	—	8,464,172	—
Commercial Paper
Australia	—	1,217,940	—
Canada	—	1,988,681	—
Norway	—	1,866,824	—
Singapore	—	1,989,025	—
United States	—	59,370,274	—
Corporate Bond
United States	—	1,369,906	—
U.S. Government Agency Obligation	—	1,030,312	—

Total	$1,657,163,095	$547,614,195	$730,003

Other Financial Instruments*
Assets
Futures Contracts	$21,034,831	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	2,744,743	—
OTC Total Return Swap Agreements	—	603,995	—

Total	$21,034,831	$3,348,738	$—

Liabilities
Futures Contracts	$(9,736,824)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(3,443,209)	—
OTC Total Return Swap Agreements	—	(536,206)	—

Total	$(9,736,824)	$(3,979,415)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Funds (2.3% represents investments purchased with collateral from securities on loan)	42.2%
Banks	4.6
Semiconductors & Semiconductor Equipment	3.5
Commercial Paper	3.1
Software	3.0
U.S. Treasury Obligations	2.7
Pharmaceuticals	2.6
Oil, Gas & Consumable Fuels	2.5
Insurance	2.0
Capital Markets	1.9
Biotechnology	1.8
Machinery	1.7
Textiles, Apparel & Luxury Goods	1.5
Hotels, Restaurants & Leisure	1.5
Health Care Equipment & Supplies	1.5
Internet & Direct Marketing Retail	1.5
IT Services	1.4
Health Care Providers & Services	1.3
Equity Real Estate Investment Trusts (REITs)	1.2
Interactive Media & Services	1.2
Road & Rail	1.2
Beverages	1.1
Technology Hardware, Storage & Peripherals	1.1
Chemicals	1.1
Electric Utilities	1.1
Specialty Retail	0.8
Construction & Engineering	0.8
Electrical Equipment	0.7
Food Products	0.7
Automobiles	0.7
Metals & Mining	0.6
Certificates of Deposit	0.6
Aerospace & Defense	0.6
Food & Staples Retailing	0.6
Diversified Financial Services	0.5
Building Products	0.5
Electronic Equipment, Instruments & Components	0.4
Independent Power & Renewable Electricity Producers	0.4
Diversified Telecommunication Services	0.4
Professional Services	0.4
Air Freight & Logistics	0.3
Energy Equipment & Services	0.3

Consumer Finance	0.3%
Commercial Services & Supplies	0.3
Media	0.3
Auto Components	0.3
Multiline Retail	0.3
Household Durables	0.3
Personal Products	0.2
Wireless Telecommunication Services	0.2
Trading Companies & Distributors	0.2
Life Sciences Tools & Services	0.2
Auto Manufacturers	0.2
Containers & Packaging	0.2
Construction Materials	0.2
Household Products	0.1
Distributors	0.1
Real Estate Management & Development	0.1
Communications Equipment	0.1
Entertainment	0.1
Airlines	0.1
Gas Utilities	0.1
Industrial Conglomerates	0.1
Leisure Products	0.1
U.S. Government Agency Obligation	0.1
Retail	0.1
Trucking & Leasing	0.1
Health Care Technology	0.0	*
Diversified Consumer Services	0.0	*
Investment Companies	0.0	*
Tobacco	0.0	*
Paper & Forest Products	0.0	*
Foods	0.0	*
Thrifts & Mortgage Finance	0.0	*
Multi-Utilities	0.0	*
Electric	0.0	*
Transportation Infrastructure	0.0	*
Commercial Mortgage-Backed Security	0.0	*
Marine	0.0	*

	102.0
Liabilities in excess of other assets	(2.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as	Statement of			Statement of
hedging instruments, carried at fair	Assets and	Fair		Assets and	Fair
value	Liabilities Location	Value		Liabilities Location	Value
Equity contracts	Due from/to broker-variation margin futures	$7,276,855	*	Due from/to broker-variation margin futures	$9,162,327	*
Equity contracts	Unrealized appreciation on OTC swap agreements	603,995		Unrealized depreciation on OTC swap agreements	536,206
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,744,743		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,443,209
Interest rate contracts	Due from/to broker-variation margin futures	13,757,976	*	Due from/to broker-variation margin futures	574,497	*

		$24,383,569			$13,716,239

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
				Forward
				& Cross
				Currency
Derivatives not accounted for as hedging	Options	Options		Exchange
instruments, carried at fair value	Purchased(1)	Written	Futures	Contracts	Swaps
Equity contracts	$—	$—	$(65,449,471)	$—	$(1,796,936)
Foreign exchange contracts	—	—	(3,693,281)	6,318,875	—
Interest rate contracts	(909,356)	830,098	(39,770,065)	—	—

Total	$(909,356)	$830,098	$(108,912,817)	$6,318,875	$(1,796,936)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
		Forward
		& Cross
Derivatives not accounted for		Currency
as hedging instruments,		Exchange
carried at fair value	Futures	Contracts	Swaps
Equity contracts.	$(10,353,816)	$—	$96,004
Foreign exchange contracts	(452,190)	(304,157)	—
Interest rate contracts.	15,971,504	—	—

Total	$5,165,498	$(304,157)	$96,004

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$118,819
Options Written (2)	864,000
Futures Contracts - Long Positions (2)	757,173,002
Futures Contracts - Short Positions (2)	596,962,168
Forward Foreign Currency Exchange Contracts - Purchased (3)	115,340,864
Forward Foreign Currency Exchange Contracts - Sold (3)	177,759,106
Cross Currency Exchange Contracts (4)	1,260,102
Total Return Swap Agreements (2)	40,035,493

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

	Gross Market
	Value of
	Recognized	Collateral	Net
Description	Assets/(Liabilities)	Pledged/(Received)(2)	Amount
Securities on Loan	$48,662,087	$(48,662,087)	$—

Offsetting of OTC derivative assets and liabilities:

	Gross Amounts of	Gross Amounts of	Net Amounts of
	Recognized	Recognized	Recognized	Collateral
Counterparty	Assets(1)	Liabilities(1)	Assets/(Liabilities)	Pledged/(Received)(2)	Net Amount
BARC	$115,026	$(31,336)	$83,690	$—	$83,690
BOA	603,995	(536,206)	67,789	(67,789)	—
CITI	300,441	(888,200)	(587,759)	—	(587,759)
ML	263,215	(395,238)	(132,023)	—	(132,023)
RBC	1,049,595	(247,916)	801,679	—	801,679
SSB	1,012,106	(1,880,519)	(868,413)	—	(868,413)
TD	4,360	—	4,360	—	4,360

	$3,348,738	$(3,979,415)	$(630,677)	$(67,789)	$(698,466)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $48,662,087:
Unaffiliated investments (cost $1,344,593,893)	$1,293,179,669
Affiliated investments (cost $912,318,854)	912,327,624
Foreign currency, at value (cost $1,110,801)	1,117,228
Cash	5,300
Deposit with broker for centrally cleared/exchange-traded derivatives	5,094,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,744,743
Tax reclaim receivable	1,949,449
Dividends and interest receivable	1,674,796
Receivable for investments sold	1,159,561
Unrealized appreciation on OTC swap agreements	603,995
Due from broker-variation margin futures	484,229
Prepaid expenses	20,859

Total Assets	2,220,361,453

LIABILITIES
Payable to broker for collateral for securities on loan	49,633,768
Unrealized depreciation on OTC forward foreign currency exchange contracts	3,443,209
Payable for investments purchased	1,274,160
Accrued expenses and other liabilities	732,758
Payable to affiliate	606,546
Management fee payable	575,831
Unrealized depreciation on OTC swap agreements	536,206
Payable for Portfolio shares purchased	260,555
Foreign capital gains tax liability accrued	83,024
Distribution fee payable	74,318
Trustees’ fees payable	1,530
Affiliated transfer agent fee payable	537

Total Liabilities	57,222,442

NET ASSETS	$2,163,139,011

Net assets were comprised of:
Partners’ Equity	$2,163,139,011

Net asset value and redemption price per share, $2,163,139,011 / 113,732,562 outstanding shares of beneficial interest	$19.02

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,876,855 foreign withholding tax, of which $99,576 is reimbursable by an affiliate)	$27,353,705
Interest income (net of $16,777 foreign withholding tax)	16,527,703
Affiliated dividend income	9,078,180
Income from securities lending, net (including affiliated income of $151,462)	193,368

Total income	53,152,956

EXPENSES
Management fee	19,807,568
Distribution fee	6,529,093
Custodian and accounting fees	465,830
Audit fee	72,400
Trustees’ fees	48,900
Legal fees and expenses	36,451
Shareholders’ reports	13,097
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,924
Miscellaneous	139,664

Total expenses	27,120,927
Less: Fee waiver and/or expense reimbursement	(174,178)

Net expenses	26,946,749

NET INVESTMENT INCOME (LOSS)	26,206,207

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $11,318) (net of foreign capital gains taxes $(29,699))	(28,036,779)
In-kind transactions(1)	(41,574,635)
Futures transactions	(108,912,817)
Forward and cross currency contract transactions	6,318,875
Options written transactions	830,098
Swap agreements transactions	(1,796,936)
Foreign currency transactions	(2,259,675)

(175,431,869)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $13,020) (net of change in foreign capital gains taxes $82,941)	(427,377,186)
Futures	5,165,498
Forward and cross currency contracts	(304,157)
Swap agreements	96,004
Foreign currencies	(102,305)

(422,522,146)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(597,954,015)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(571,747,808)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$26,206,207	$19,019,585
Net realized gain (loss) on investment and foreign currency transactions	(175,431,869)	470,423,730
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(422,522,146)	(90,911,369)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(571,747,808)	398,531,946

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [22,515,238 and 360,038 shares, respectively]	429,134,809	7,586,647
Portfolio shares purchased [56,149,390 and 16,951,151 shares, respectively]	(1,070,476,867)	(371,119,587)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(641,342,058)	(363,532,940)

TOTAL INCREASE (DECREASE)	(1,213,089,866)	34,999,006
NET ASSETS:
Beginning of year	3,376,228,877	3,341,229,871

End of year	$2,163,139,011	$3,376,228,877

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021		2020		2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$22.91	$20.38		$18.01		$15.08		$16.28

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.12		0.17		0.27		0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.09)	2.41		2.20		2.66		(1.46)

Total from investment operations	(3.89)	2.53		2.37		2.93		(1.20)

Capital Contributions	—	—		—		—	(b)(c)(d)	—	(c)(d)

Net Asset Value, end of year	$19.02	$22.91		$20.38		$18.01		$15.08

Total Return(e)	(16.98)%	12.41%		13.16%		19.43	%(f)	(7.37	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,163	$3,376		$3,341		$3,285		$2,752
Average net assets (in millions)	$2,612	$3,416		$2,893		$3,146		$3,319
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.03%	1.04	%(h)	1.06	%(h)	1.06%		1.05%
Expenses before waivers and/or expense reimbursement	1.04%	1.04	%(h)	1.06	%(h)	1.06%		1.05%
Net investment income (loss)	1.00%	0.56%		0.94%		1.59%		1.59%
Portfolio turnover rate(i)	136%	113%		138%		104%		71%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The expense ratio includes interest and dividend expenses on securities sold short and broker fees and expenses on short sales of 0.01% and 0.01% for the years ended December 31, 2021 and 2020, respectively.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENTS — 78.6%
AFFILIATED MUTUAL FUND — 41.5%
AST J.P. Morgan Fixed Income Central Portfolio*
(cost $1,166,509,376)(wd)	116,650,938	$1,166,509,376

COMMON STOCKS — 34.1%
Aerospace & Defense — 0.4%
Airbus SE (France)	49,469	5,881,988
General Dynamics Corp.	2,213	549,067
Northrop Grumman Corp.	805	439,216
Raytheon Technologies Corp.	8,700	878,004
Safran SA (France)	15,963	1,999,430
Woodward, Inc.(a)	6,132	592,412

		10,340,117

Air Freight & Logistics — 0.3%
FedEx Corp.	2,407	416,892
United Parcel Service, Inc. (Class B Stock)	45,889	7,977,344

		8,394,236

Airlines — 0.0%
Alaska Air Group, Inc.*	10,361	444,901
Wizz Air Holdings PLC (Switzerland), 144A*	4,478	102,393

		547,294

Auto Components — 0.3%
Cie Generale des Etablissements Michelin SCA (France)	226,205	6,301,461
HL Mando Co. Ltd. (South Korea)	6,681	213,211
LCI Industries	3,330	307,858

		6,822,530

Automobiles — 0.2%
Kia Corp. (South Korea)	5,000	235,253
NIO, Inc. (China) (Class A Stock)*	9,380	91,691
Stellantis NV	182,008	2,586,400
Tesla, Inc.*	22,416	2,761,203
Thor Industries, Inc.(a)	2,243	169,324
XPeng, Inc. (China) (Class A Stock)*	18,406	90,699

		5,934,570

Banks — 2.8%
Banco Santander Chile (Chile)	5,256,165	210,323
Bank Central Asia Tbk PT (Indonesia)	7,886,100	4,324,250
Bank of America Corp.	437,604	14,493,444
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	1,795,672	569,318
Capitec Bank Holdings Ltd. (South Africa)	2,929	318,841
China Construction Bank Corp. (China) (Class H Stock)	1,420,000	888,053
China Merchants Bank Co. Ltd. (China) (Class H Stock)	119,000	658,529
Citigroup, Inc.	9,068	410,146
Citizens Financial Group, Inc.	19,454	765,904
Commerce Bancshares, Inc.	7,573	515,494
Credicorp Ltd. (Peru)	3,205	434,790
Cullen/Frost Bankers, Inc.(a)	4,923	658,205

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
DBS Group Holdings Ltd. (Singapore)	235,000	$5,948,227
First Republic Bank	2,913	355,066
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	110,368	794,294
HDFC Bank Ltd. (India)	31,951	626,673
HDFC Bank Ltd. (India), ADR(a)	86,750	5,934,568
ICICI Bank Ltd. (India)	39,571	425,617
Itau Unibanco Holding SA (Brazil), ADR(a)	73,103	344,315
KB Financial Group, Inc. (South Korea)	11,412	437,224
KBC Group NV (Belgium)	105,775	6,810,358
M&T Bank Corp.	7,670	1,112,610
Mitsubishi UFJ Financial Group, Inc. (Japan)	360,800	2,422,201
Nordea Bank Abp (Finland)	458,735	4,913,949
NU Holdings Ltd. (Brazil) (Class A Stock)*(a)	25,473	103,675
OTP Bank Nyrt (Hungary)	7,233	196,529
PNC Financial Services Group, Inc. (The)	5,246	828,553
Qatar National Bank QPSC (Qatar)	51,688	256,209
Saudi National Bank (The) (Saudi Arabia)	24,071	323,985
SCB X PCL (Thailand), NVDR	115,700	356,912
ServisFirst Bancshares, Inc.(a)	8,224	566,716
Signature Bank	5,581	643,043
SVB Financial Group*	4,010	922,861
TCS Group Holding PLC (Russia), GDR*^	5,848	1
Toronto-Dominion Bank (The) (Canada)	82,115	5,316,855
Truist Financial Corp.	108,857	4,684,117
U.S. Bancorp	12,998	566,843
Wells Fargo & Co.	176,363	7,282,028
Western Alliance Bancorp	13,256	789,527
Wintrust Financial Corp.	8,748	739,381

		77,949,634

Beverages — 0.8%
Budweiser Brewing Co. APAC Ltd. (China), 144A	77,200	241,327
Carlsberg A/S (Denmark) (Class B Stock)	26,130	3,466,065
Chongqing Brewery Co. Ltd. (China) (Class A Stock)	13,200	242,583
Constellation Brands, Inc. (Class A Stock)	2,776	643,338
Diageo PLC (United Kingdom)	401,503	17,574,539
Keurig Dr. Pepper, Inc.	8,566	305,464
Wuliangye Yibin Co. Ltd. (China) (Class A Stock)	13,900	361,470

		22,834,786

Biotechnology — 1.0%
AbbVie, Inc.	103,635	16,748,452
Alnylam Pharmaceuticals, Inc.*	2,743	651,874
Amgen, Inc.	1,803	473,540
Exact Sciences Corp.*	8,449	418,310
Exelixis, Inc.*	16,357	262,366

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Biotechnology (cont’d.)
Horizon Therapeutics PLC*	9,349	$1,063,916
Natera, Inc.*	5,444	218,686
Regeneron Pharmaceuticals, Inc.*	12,305	8,877,934
Sinovac Biotech Ltd. (China)*^	3,000	19,513
Vertex Pharmaceuticals, Inc.*	1,293	373,393

		29,107,984

Building Products — 0.3%
Carlisle Cos., Inc.	1,583	373,034
Fortune Brands Innovations, Inc.	22,292	1,273,096
Hayward Holdings, Inc.*(a)	49,153	462,038
Lennox International, Inc.(a)	3,274	783,239
Simpson Manufacturing Co., Inc.	7,312	648,282
Trane Technologies PLC	20,450	3,437,441

		6,977,130

Capital Markets — 1.2%
B3 SA - Brasil Bolsa Balcao (Brazil)	86,458	216,026
Blackstone, Inc.	8,320	617,261
Cboe Global Markets, Inc.	6,167	773,774
Charles Schwab Corp. (The)	19,993	1,664,617
CME Group, Inc.	58,715	9,873,514
Deutsche Boerse AG (Germany)	12,411	2,137,052
Evercore, Inc. (Class A Stock)	7,050	769,014
FactSet Research Systems, Inc.	1,914	767,916
Focus Financial Partners, Inc. (Class A Stock)*	19,423	723,895
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	61,035	2,622,690
Invesco Ltd.	5,519	99,287
KIWOOM Securities Co. Ltd. (South Korea)	2,236	149,165
LPL Financial Holdings, Inc.	4,023	869,652
Moelis & Co. (Class A Stock)(a)	15,955	612,193
Morgan Stanley	10,807	918,811
Morningstar, Inc.	3,578	774,959
Northern Trust Corp.	4,821	426,610
S&P Global, Inc.	20,667	6,922,205
StepStone Group, Inc. (Class A Stock)(a)	27,933	703,353
T. Rowe Price Group, Inc.(a)	3,298	359,680
XP, Inc. (Brazil) (Class A Stock)*(a)	11,453	175,689

		32,177,363

Chemicals — 0.7%
Aarti Industries Ltd. (India)	19,290	141,981
Axalta Coating Systems Ltd.*	37,113	945,268
Eastman Chemical Co.	29,981	2,441,653
LG Chem Ltd. (South Korea)	1,669	796,996
Linde PLC (United Kingdom)	14,649	4,775,006
Perimeter Solutions SA*	50,477	461,360
Saudi Basic Industries Corp. (Saudi Arabia)	8,823	211,058
Shin-Etsu Chemical Co. Ltd. (Japan)	66,300	8,096,040
Skshu Paint Co. Ltd. (China) (Class A Stock)*	20,800	340,953

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
Wanhua Chemical Group Co. Ltd. (China) (Class A Stock)	24,200	$323,195

		18,533,510

Commercial Services & Supplies — 0.2%
Copart, Inc.*	12,987	790,778
Driven Brands Holdings, Inc.*(a)	27,715	756,897
IAA, Inc.*	15,429	617,160
MSA Safety, Inc.	6,976	1,005,869
Ritchie Bros. Auctioneers, Inc. (Canada)(a)	9,818	567,775
SAL TopCo LLC*^	15,668	39,170
Stericycle, Inc.*	13,985	697,712
Waste Connections, Inc.	6,242	827,440

		5,302,801

Communications Equipment — 0.0%
Accton Technology Corp. (Taiwan)	31,000	235,408
Arista Networks, Inc.*	2,152	261,145
Cisco Systems, Inc.	6,472	308,326
CommScope Holding Co., Inc.*	12,965	95,293

		900,172

Construction & Engineering — 0.6%
Quanta Services, Inc.	9,097	1,296,322
Vinci SA (France)	149,345	14,887,757
WillScot Mobile Mini Holdings Corp.*	24,458	1,104,768

		17,288,847

Construction Materials — 0.0%
Martin Marietta Materials, Inc.	2,202	744,210
Vulcan Materials Co.	1,301	227,818

		972,028

Consumer Finance — 0.3%
American Express Co.	40,511	5,985,500
Capital One Financial Corp.	12,247	1,138,481
Shriram Finance Ltd. (India)	19,748	327,822

		7,451,803

Containers & Packaging — 0.1%
AptarGroup, Inc.	7,985	878,190
Crown Holdings, Inc.	8,605	707,417
Packaging Corp. of America	4,580	585,828
Westrock Co.	9,027	317,389

		2,488,824

Distributors — 0.1%
LKQ Corp.	16,298	870,476
Pool Corp.	3,112	940,851

		1,811,327

Diversified Consumer Services — 0.0%
Bright Horizons Family Solutions, Inc.*	11,951	754,108

Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc. (Class B Stock)*	5,444	1,681,651
Chailease Holding Co. Ltd. (Taiwan)	38,331	270,049

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Diversified Financial Services (cont’d.)
FirstRand Ltd. (South Africa)	119,296	$433,413
Housing Development Finance Corp. Ltd. (India)	278,495	8,853,625

		11,238,738

Diversified Telecommunication Services — 0.2%
Deutsche Telekom AG (Germany)	100,730	2,004,183
Frontier Communications Parent, Inc.*	1	25
Hellenic Telecommunications Organization SA (Greece)	15,331	239,457
Nippon Telegraph & Telephone Corp. (Japan)	111,300	3,174,110
Telkom Indonesia Persero Tbk PT (Indonesia)	983,800	236,911
Verizon Communications, Inc.	19,902	784,139
Windstream Holdings, Inc.*^	386	2,895

		6,441,720

Electric Utilities — 0.6%
American Electric Power Co., Inc.	3,164	300,422
Edison International	5,161	328,343
EDP - Energias do Brasil SA (Brazil)	62,902	248,280
Entergy Corp.	2,759	310,387
Iberdrola SA (Spain)	406,171	4,741,438
NextEra Energy, Inc.	113,814	9,514,850
PG&E Corp.*	27,903	453,703
Xcel Energy, Inc.	9,309	652,654

		16,550,077

Electrical Equipment — 0.3%
AMETEK, Inc.	5,689	794,867
Eaton Corp. PLC	28,424	4,461,147
Generac Holdings, Inc.*(a)	5,105	513,869
Hubbell, Inc.	2,116	496,583
Schneider Electric SE	21,994	3,088,720
Shanghai Liangxin Electrical Co. Ltd. (China) (Class A Stock)	120,980	255,686

		9,610,872

Electronic Equipment, Instruments & Components — 0.3%
Cognex Corp.(a)	15,838	746,128
Jade Bird Fire Co. Ltd. (China) (Class A Stock)	60,775	245,035
Keyence Corp. (Japan)	16,672	6,472,817
Keysight Technologies, Inc.*	2,480	424,253
Largan Precision Co. Ltd. (Taiwan)	4,000	264,398
TD SYNNEX Corp.	3,632	343,987
Zebra Technologies Corp. (Class A Stock)*	1,424	365,128

		8,861,746

Energy Equipment & Services — 0.2%
Baker Hughes Co.	145,363	4,292,569

Entertainment — 0.0%
JYP Entertainment Corp. (South Korea)	6,013	323,026
NCSoft Corp. (South Korea)	443	158,250

	Shares	Value
COMMON STOCKS (continued)
Entertainment (cont’d.)
NetEase, Inc. (China)	31,100	$451,075

		932,351

Equity Real Estate Investment Trusts (REITs) — 0.8%
American Homes 4 Rent (Class A Stock)	15,040	453,306
Apple Hospitality REIT, Inc.	15,325	241,828
Brixmor Property Group, Inc.	21,752	493,118
CubeSmart(a)	19,214	773,363
EastGroup Properties, Inc.	6,796	1,006,216
Federal Realty Investment Trust	3,867	390,722
JBG SMITH Properties	10,405	197,487
Kimco Realty Corp.	30,287	641,479
Lamar Advertising Co. (Class A Stock)	3,704	349,658
Mid-America Apartment Communities, Inc.	7,668	1,203,799
National Retail Properties, Inc.	17,050	780,208
Outfront Media, Inc.(a)	37,823	627,105
Prologis, Inc.	80,060	9,025,164
Public Storage	955	267,581
Rayonier, Inc.(a)	14,555	479,733
Ryman Hospitality Properties, Inc.	5,480	448,154
Sun Communities, Inc.	18,799	2,688,257
Welltower, Inc.	3,036	199,010
Weyerhaeuser Co.	23,172	718,332

		20,984,520

Food & Staples Retailing — 0.4%
Albertson’s Cos., Inc. (Class A Stock)	9,687	200,908
Alimentation Couche-Tard, Inc. (Canada)	76,090	3,343,689
Bid Corp. Ltd. (South Africa)	15,555	301,722
BJ’s Wholesale Club Holdings, Inc.*	11,791	780,093
Casey’s General Stores, Inc.	2,987	670,133
Clicks Group Ltd. (South Africa)	19,931	315,026
Dino Polska SA (Poland), 144A*	4,760	408,809
Performance Food Group Co.*	16,712	975,814
Raia Drogasil SA (Brazil)	72,042	324,451
Sysco Corp.	3,650	279,043
Wal-Mart de Mexico SAB de CV (Mexico)	753,728	2,664,244

		10,263,932

Food Products — 0.4%
Angel Yeast Co. Ltd. (China) (Class A Stock)	30,600	199,323
Britannia Industries Ltd. (India)	6,579	342,226
Chongqing Fuling Zhacai Group Co. Ltd. (China) (Class A Stock)	45,600	169,533
Foshan Haitian Flavouring & Food Co. Ltd. (China) (Class A Stock)	34,792	399,249
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	69,900	312,212
Kraft Heinz Co. (The)	16,952	690,116
Lamb Weston Holdings, Inc.	8,574	766,173
Nestle SA	74,160	8,566,180
Post Holdings, Inc.*	5,490	495,527

		11,940,539

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Gas Utilities — 0.0%
Atmos Energy Corp.	6,726	$753,783

Health Care Equipment & Supplies — 1.1%
Boston Scientific Corp.*	233,100	10,785,537
Coloplast A/S (Denmark) (Class B Stock)	22,029	2,580,757
Cooper Cos., Inc. (The)	1,808	597,852
Dexcom, Inc.*	5,792	655,886
Hoya Corp. (Japan)	67,700	6,484,210
ICU Medical, Inc.*	3,826	602,519
Insulet Corp.*	1,706	502,229
Intuitive Surgical, Inc.*	18,916	5,019,361
Medtronic PLC	3,685	286,398
QuidelOrtho Corp.*	6,605	565,850
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (China) (Class A Stock)	5,900	268,750
STERIS PLC	4,568	843,664
Zimmer Biomet Holdings, Inc.	2,569	327,548

		29,520,561

Health Care Providers & Services — 0.8%
AmerisourceBergen Corp.	5,558	921,016
Apollo Hospitals Enterprise Ltd. (India)	6,368	344,115
Centene Corp.*	3,907	320,413
Chemed Corp.	1,579	805,969
Cigna Corp.	1,459	483,425
CVS Health Corp.	8,911	830,416
Encompass Health Corp.	16,795	1,004,509
HCA Healthcare, Inc.	2,644	634,454
HealthEquity, Inc.*	10,377	639,638
Laboratory Corp. of America Holdings	2,159	508,401
McKesson Corp.	2,009	753,616
Molina Healthcare, Inc.*	2,403	793,519
UnitedHealth Group, Inc.	24,431	12,952,828

		20,992,319

Health Care Technology — 0.0%
Certara, Inc.*(a)	27,649	444,319
Definitive Healthcare Corp.*(a)	30,326	333,283

		777,602

Hotels, Restaurants & Leisure — 1.1%
Aramark	12,332	509,805
Booking Holdings, Inc.*	3,825	7,708,446
H World Group Ltd. (China)	70,600	300,999
Hilton Worldwide Holdings, Inc.	5,286	667,939
Marriott International, Inc. (Class A Stock)	61,803	9,201,849
McDonald’s Corp.	14,326	3,775,331
Planet Fitness, Inc. (Class A Stock)*	10,632	837,801
Royal Caribbean Cruises Ltd.*(a)	5,378	265,834
Sands China Ltd. (Macau)*	84,000	275,539
Texas Roadhouse, Inc.	3,668	333,605
Vail Resorts, Inc.(a)	3,800	905,730
Wendy’s Co. (The)	35,594	805,492
Yum! Brands, Inc.	39,050	5,001,524

		30,589,894

	Shares	Value

COMMON STOCKS (continued)
Household Durables — 0.2%
Garmin Ltd.	3,195	$294,867
Haier Smart Home Co. Ltd. (China) (Class H Stock)	163,200	553,914
Midea Group Co. Ltd. (China) (Class A Stock)	11,493	85,734
Mohawk Industries, Inc.*	4,101	419,204
Newell Brands, Inc.(a)	27,008	353,265
Sony Group Corp. (Japan)	49,163	3,747,283

		5,454,267

Household Products — 0.1%
Energizer Holdings, Inc.	8,607	288,765
Procter & Gamble Co. (The)	4,784	725,063
Reynolds Consumer Products, Inc.(a)	20,782	623,044

		1,636,872

Independent Power & Renewable Electricity Producers — 0.3%
China Longyuan Power Group Corp.
Ltd. (China) (Class H Stock)	112,000	136,146
RWE AG (Germany)	172,302	7,617,080
Vistra Corp.	61	1,415

		7,754,641

Industrial Conglomerates — 0.0%
Honeywell International, Inc.	2,497	535,107

Insurance — 1.2%
AIA Group Ltd. (Hong Kong)	847,874	9,363,405
Allianz SE (Germany)	24,986	5,335,956
American International Group, Inc.	3,475	219,759
Chubb Ltd.	2,688	592,973
CNA Financial Corp.	4,996	211,231
Fairfax Financial Holdings Ltd. (Canada)	816	483,375
Hartford Financial Services Group, Inc. (The)	5,047	382,714
HDFC Life Insurance Co. Ltd. (India), 144A	48,527	331,482
ICICI Prudential Life Insurance Co. Ltd. (India), 144A	27,091	147,383
Kinsale Capital Group, Inc.	2,180	570,114
Loews Corp.	20,000	1,166,600
Marsh & McLennan Cos., Inc.	795	131,557
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	86,000	564,998
Progressive Corp. (The)	66,162	8,581,873
Prudential PLC (Hong Kong)	30,547	416,517
RLI Corp.	5,639	740,231
Sanlam Ltd. (South Africa)	63,130	181,383
Tokio Marine Holdings, Inc. (Japan)	137,200	2,930,920
Travelers Cos., Inc. (The)	4,632	868,454

		33,220,925

Interactive Media & Services — 0.7%
Alphabet, Inc. (Class C Stock)*	31,824	2,823,744
Bumble, Inc. (Class A Stock)*	15,202	320,002
IAC, Inc.*	8,702	386,369
Kanzhun Ltd. (China), ADR*(a)	7,805	158,988
Meta Platforms, Inc. (Class A Stock)*	67,989	8,181,796

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Interactive Media & Services (cont’d.)
NAVER Corp. (South Korea)	1,664	$236,656
Tencent Holdings Ltd. (China)	171,500	7,271,662

		19,379,217

Internet & Direct Marketing Retail — 1.0%
Alibaba Group Holding Ltd. (China)*	98,572	1,081,622
Amazon.com, Inc.*	293,511	24,654,924
Delivery Hero SE (South Korea), 144A*	33,650	1,614,856
JD.com, Inc. (China) (Class A Stock)	25,958	724,660
Meituan (China) (Class B Stock), 144A*	46,800	1,036,893
MYT Holding LLC (Class B Stock)*^	93,730	26,872

		29,139,827

IT Services — 0.9%
Broadridge Financial Solutions, Inc.	4,651	623,839
Capgemini SE (France)	16,834	2,814,244
EPAM Systems, Inc.*	828	271,369
FleetCor Technologies, Inc.*	1,713	314,644
Genpact Ltd.	4,258	197,230
Global Payments, Inc.	4,262	423,302
Globant SA*	2,262	380,378
Infosys Ltd. (India)	45,790	834,811
International Business Machines Corp.	2,999	422,529
Jack Henry & Associates, Inc.	2,909	510,704
Mastercard, Inc. (Class A Stock)	43,809	15,233,704
MongoDB, Inc.*	1,769	348,210
SS&C Technologies Holdings, Inc.	12,850	668,971
WEX, Inc.*	5,988	979,936

		24,023,871

Leisure Products — 0.0%
Brunswick Corp.	11,672	841,318

Life Sciences Tools & Services — 0.1%
Mettler-Toledo International, Inc.*	357	516,026
Syneos Health, Inc.*	12,423	455,676
Thermo Fisher Scientific, Inc.	1,431	788,037
West Pharmaceutical Services, Inc.	2,857	672,395
WuXi AppTec Co. Ltd. (China) (Class H Stock), 144A	24,800	260,214
Wuxi Biologics Cayman, Inc. (China), 144A*	38,000	287,809

		2,980,157

Machinery — 1.2%
Atlas Copco AB (Sweden) (Class A Stock)	279,377	3,310,170
Deere & Co.	25,407	10,893,505
Douglas Dynamics, Inc.	12,851	464,692
Dover Corp.	4,916	665,676
FANUC Corp. (Japan)	20,700	3,097,684
Han’s Laser Technology Industry Group Co. Ltd. (China) (Class A Stock)	57,100	210,827
Hillman Solutions Corp.*(a)	72,997	526,308
IDEX Corp.	2,087	476,525
Ingersoll Rand, Inc.	11,897	621,618
ITT, Inc.	3,184	258,222

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Jiangsu Hengli Hydraulic Co. Ltd. (China) (Class A Stock)	24,600	$224,067
Lincoln Electric Holdings, Inc.	6,750	975,308
Middleby Corp. (The)*	2,185	292,572
Nordson Corp.	3,059	727,186
RBC Bearings, Inc.*(a)	3,270	684,575
Techtronic Industries Co. Ltd. (Hong Kong)	32,500	360,972
Timken Co. (The)	3,739	264,235
Toro Co. (The)	12,352	1,398,246
Volvo AB (Sweden) (Class B Stock)	487,635	8,808,442

		34,260,830

Media — 0.2%
Charter Communications, Inc. (Class A Stock)*	14,155	4,799,960
Liberty Broadband Corp. (Class C Stock)*	8,350	636,855
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	11,612	454,378
Nexstar Media Group, Inc.	1,174	205,485
Trade Desk, Inc. (The) (Class A Stock)*	5,560	249,255

		6,345,933

Metals & Mining — 0.5%
Anglo American PLC (South Africa)	88,889	3,480,883
AngloGold Ashanti Ltd. (Australia)	5,718	111,410
AngloGold Ashanti Ltd. (Australia), ADR(a)	1,402	27,227
Baoshan Iron & Steel Co. Ltd. (China) (Class A Stock)	294,200	237,281
BHP Group Ltd. (Australia)	187,347	5,803,438
Freeport-McMoRan, Inc.	11,878	451,364
Rio Tinto PLC (Australia)	63,701	4,483,534
Severstal PAO (Russia), GDR*^	17,534	2
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	210,000	282,238

		14,877,377

Multiline Retail — 0.1%
Dollar General Corp.	1,051	258,809
Target Corp.	24,137	3,597,378

		3,856,187

Multi-Utilities — 0.0%
Public Service Enterprise Group, Inc.	4,165	255,190

Oil, Gas & Consumable Fuels — 1.8%
BP PLC (United Kingdom)	1,413,287	8,154,583
Cheniere Energy, Inc.	3,881	581,995
Chesapeake Energy Corp.	106	10,003
Chevron Corp.	64,616	11,597,926
ConocoPhillips	61,602	7,269,036
Coterra Energy, Inc.	16,339	401,449
EOG Resources, Inc.	11,439	1,481,579
EP Energy Corp.*^	7,216	50,512
Kinder Morgan, Inc.	35,050	633,704
Petronet LNG Ltd. (India)	94,431	245,614
Phillips 66	6,449	671,212

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
PTT Exploration & Production PCL (Thailand)	66,300	$337,641
Reliance Industries Ltd. (India)	25,978	797,541
Shell PLC (Netherlands)	305,771	8,619,934
S-Oil Corp. (South Korea)	3,652	243,060
Thai Oil PCL (Thailand)	281,985	457,082
TotalEnergies SE (France)(a)	93,584	5,874,567
Williams Cos., Inc. (The)	18,239	600,063
Woodside Energy Group Ltd. (Australia)	94,774	2,295,256

		50,322,757

Personal Products — 0.2%
BellRing Brands, Inc.*	10,867	278,630
Estee Lauder Cos., Inc. (The) (Class A Stock)	2,211	548,571
Hindustan Unilever Ltd. (India)	16,805	519,164
LG H&H Co. Ltd. (South Korea)	310	178,427
L’Oreal SA (France)	10,412	3,728,514

		5,253,306

Pharmaceuticals — 1.7%
Aarti Pharmalabs Ltd. (India)*^	4,822	22,125
AstraZeneca PLC (United Kingdom)	97,706	13,221,516
Bristol-Myers Squibb Co.	183,718	13,218,510
Catalent, Inc.*	11,520	518,515
Eli Lilly & Co.	2,172	794,605
Jazz Pharmaceuticals PLC*	2,850	454,034
Johnson & Johnson	5,494	970,515
Merck & Co., Inc.	5,028	557,857
Novo Nordisk A/S (Denmark) (Class B Stock)	89,936	12,214,708
Roche Holding AG	16,775	5,271,335
Royalty Pharma PLC (Class A Stock)	13,514	534,073

		47,777,793

Professional Services — 0.2%
Equifax, Inc.	1,877	364,814
First Advantage Corp.*	40,476	526,188
Leidos Holdings, Inc.	2,888	303,789
RELX PLC (United Kingdom)	163,905	4,540,344
TransUnion	14,406	817,540

		6,552,675

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	6,234	479,769
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (China) (Class A Stock)	23,324	42,403
China Resources Land Ltd. (China)	60,000	272,962
Cushman & Wakefield PLC*(a)	55,077	686,259
Shanghai SMI Holding Co. Ltd. (China) (Class A Stock)	3,900	2,240
Shenzhen New Nanshan Holding Group Co. Ltd. (China) (Class A Stock)	20,522	11,253

		1,494,886

	Shares	Value

COMMON STOCKS (continued)
Road & Rail — 0.8%
Canadian National Railway Co. (Canada)	48,978	$5,818,037
Knight-Swift Transportation Holdings, Inc.	11,738	615,189
Landstar System, Inc.	4,427	721,158
Localiza Rent a Car SA (Brazil)	27,806	276,107
Lyft, Inc. (Class A Stock)*(a)	19,758	217,733
Norfolk Southern Corp.	1,177	290,036
Old Dominion Freight Line, Inc.	1,072	304,212
Uber Technologies, Inc.*	273,749	6,769,813
Union Pacific Corp.	36,770	7,613,964

		22,626,249

Semiconductors & Semiconductor Equipment — 2.5%
Advanced Micro Devices, Inc.*	77,460	5,017,084
Allegro MicroSystems, Inc. (Japan)*(a)	19,960	599,199
Analog Devices, Inc.	53,938	8,847,450
ASE Technology Holding Co. Ltd. (Taiwan)	64,000	194,456
ASML Holding NV (Netherlands)	27,633	15,066,952
ASPEED Technology, Inc. (Taiwan)	4,000	218,355
eMemory Technology, Inc. (Taiwan)	2,000	86,369
Entegris, Inc.	12,120	794,951
Lam Research Corp.	1,039	436,692
LONGi Green Energy Technology Co. Ltd. (China) (Class A Stock)	28,900	175,785
Marvell Technology, Inc.	8,620	319,285
NVIDIA Corp.	7,796	1,139,307
NXP Semiconductors NV (China)	85,861	13,568,614
Power Integrations, Inc.(a)	12,395	888,969
QUALCOMM, Inc.	6,217	683,497
Realtek Semiconductor Corp. (Taiwan)	20,000	181,880
Silergy Corp. (China)	15,000	211,874
SK Hynix, Inc. (South Korea)	10,927	651,949
SolarEdge Technologies, Inc.*(a)	2,374	672,483
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	252,000	3,659,913
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	162,103	12,075,052
Teradyne, Inc.	5,605	489,597
Texas Instruments, Inc.	4,269	705,324
Tokyo Electron Ltd. (Japan)	12,800	3,761,008
Wolfspeed, Inc.*(a)	3,377	233,148

		70,679,193

Software — 1.8%
Black Knight, Inc.*	12,853	793,673
Clearwater Analytics Holdings, Inc. (Class A Stock)*(a)	32,389	607,294
Confluent, Inc. (Class A Stock)*(a)	15,319	340,694
Crowdstrike Holdings, Inc. (Class A Stock)*	2,273	239,324
Envestnet, Inc.*(a)	9,561	589,914
Guidewire Software, Inc.*	10,479	655,566
HubSpot, Inc.*	940	271,782
Intuit, Inc.	19,202	7,473,802
Kingdee International Software Group Co. Ltd. (China)*	118,000	250,407
Manhattan Associates, Inc.*	5,164	626,910

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
Microsoft Corp.	144,390	$34,627,610
nCino, Inc.*(a)	19,894	525,997
Palo Alto Networks, Inc.*	5,385	751,423
Q2 Holdings, Inc.*	18,616	500,212
ServiceNow, Inc.*	1,502	583,181
Synopsys, Inc.*	2,144	684,558
Tyler Technologies, Inc.*	2,365	762,500
Zoom Video Communications, Inc. (Class A Stock)*	6,482	439,091
Zscaler, Inc.*	1,803	201,756

		50,925,694

Specialty Retail — 0.5%
AutoZone, Inc.*	319	786,711
Bath & Body Works, Inc.	8,620	363,247
Best Buy Co., Inc.	3,298	264,533
Burlington Stores, Inc.*(a)	7,221	1,464,130
Claire’s Private Placement*^	406	121,800
Dick’s Sporting Goods, Inc.(a)	3,640	437,856
Gap, Inc. (The)(a)	12,243	138,101
Home Depot, Inc. (The)	809	255,531
Lojas Renner SA (Brazil)	97,446	377,685
Lowe’s Cos., Inc.	2,909	579,589
Murphy USA, Inc.(a)	1,148	320,912
National Vision Holdings, Inc.*(a)	6,555	254,072
Ross Stores, Inc.	73,061	8,480,190
Tractor Supply Co.	2,463	554,101

		14,398,458

Technology Hardware, Storage & Peripherals — 0.6%
Advantech Co. Ltd. (Taiwan)	23,198	248,391
Apple, Inc.	55,756	7,244,377
Goodman Networks, Inc.*^	3,993	—
Samsung Electronics Co. Ltd. (South Korea)	191,295	8,396,558
Samsung Electronics Co. Ltd. (South Korea), GDR	846	937,122

		16,826,448

Textiles, Apparel & Luxury Goods — 1.2%
adidas AG (Germany)	16,074	2,178,452
Carter’s, Inc.(a)	4,954	369,618
Columbia Sportswear Co.	3,461	303,114
Eclat Textile Co. Ltd. (Taiwan)	16,000	256,850
LVMH Moet Hennessy Louis Vuitton SE (France)	28,464	20,713,061
NIKE, Inc. (Class B Stock)	80,870	9,462,599
Ralph Lauren Corp.(a)	3,712	392,247
Shenzhou International Group Holdings Ltd. (China)	34,300	382,509

		34,058,450

Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp.	29,417	382,421

Tobacco — 0.0%
Philip Morris International, Inc.	4,742	479,938

Trading Companies & Distributors — 0.1%
Ferguson PLC	28,345	3,558,541

	Shares	Value

COMMON STOCKS (continued)
Transportation Infrastructure — 0.0%
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	31,018	$444,740
Grupo Aeroportuario del Sureste SAB de CV (Mexico) (Class B Stock)	19,229	448,011

		892,751

Wireless Telecommunication Services — 0.2%
SK Telecom Co. Ltd. (South Korea)	5,243	196,685
T-Mobile US, Inc.*	35,523	4,973,220
Vodacom Group Ltd. (South Africa)	24,048	173,323

		5,343,228

TOTAL COMMON STOCKS
(cost $1,004,269,085)		956,474,794

PREFERRED STOCKS — 0.2%
Automobiles — 0.1%
Volkswagen AG (Germany) (PRFC)	27,193	3,373,283

Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)	43,780	240,648

Oil, Gas & Consumable Fuels — 0.0%
Petroleo Brasileiro SA (Brazil) (PRFC)	72,133	334,674

Specialty Retail — 0.1%
Claire’s Stores, Inc., CVT*^	309	664,350

Technology Hardware, Storage & Peripherals — 0.0%
Goodman Networks, Inc.*^	4,751	48

TOTAL PREFERRED STOCKS
(cost $5,101,397)		4,613,003

	Units
RIGHTS* — 0.0%
Road & Rail
Localiza Rent a Car SA (Brazil), expiring 01/31/23	120	246

(cost $0)
WARRANTS* — 0.0%
Multiline Retail
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG, expiring 09/24/27^	693	29,453

(cost $7)

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.0%
Home Equity Loans — 0.0%
GSAA Home Equity Trust,
Series 2007-04, Class A1, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
4.589%(c)	03/25/37	16	4,656
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2006-HE01, Class M1, 1 Month LIBOR + 0.615% (Cap N/A, Floor 0.615%)
5.004%(c)	02/25/36	3	2,852

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Option One Mortgage Loan Trust,
Series 2005-03, Class M2, 1 Month LIBOR + 0.735% (Cap N/A, Floor 0.735%)
5.124%(c)	08/25/35	4		$4,306
Residential Asset Securities Trust,
Series 2005-KS02, Class M1, 1 Month LIBOR + 0.430% (Cap N/A, Floor 0.645%)
5.034%(c)	03/25/35	—	(r)	392

				12,206

Residential Mortgage-Backed Securities — 0.0%
Ownit Mortgage Loan Trust,
Series 2006-01, Class AV, 1 Month LIBOR + 0.460% (Cap N/A, Floor 0.460%)
4.849%(c)	12/25/35	3		2,572

TOTAL ASSET-BACKED SECURITIES (cost $19,092)				14,778

CORPORATE BONDS — 0.3%
Aerospace & Defense — 0.0%
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
3.250%	08/01/23(a)	373		369,529
Auto Manufacturers — 0.1%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
2.050%	01/10/23	646		645,672
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
2.375%	02/10/23	632		630,078

				1,275,750

Banks — 0.2%
ASB Bank Ltd. (New Zealand),
Sr. Unsec’d. Notes, 144A
3.750%	06/14/23	399		396,763
Banque Federative du Credit Mutuel SA (France),
Sr. Unsec’d. Notes, 144A
3.750%	07/20/23	254		251,981
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	03/01/23	1,150		1,147,155
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.750%	04/24/23(a)	348		346,549
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
0.673%(ff)	03/08/24	520		513,771
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
0.732%(ff)	08/17/24	245		235,991
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
0.848%(ff)	09/15/24	450		434,665
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
4.490%(ff)	08/05/25	571		562,447

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
1.654%(ff)	06/02/24	338	$332,625
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
2.750%	01/11/23	225	224,908

			4,446,855

Chemicals — 0.0%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
3.300%	05/01/23	900	893,870

Cosmetics/Personal Care — 0.0%
High Ridge Brands Co.,
Sr. Unsec’d. Notes, 144A
8.875%	03/15/25^(d)	22	—

Diversified Financial Services — 0.0%
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.200%	01/30/23	586	586,000

Insurance — 0.0%
Jackson National Life Global Funding,
Sr. Sec’d. Notes, 144A, SOFR + 0.600%
4.278%(c)	01/06/23	257	256,997
Reliance Standard Life Global Funding II,
Sec’d. Notes, 144A
2.150%	01/21/23	206	205,648

			462,645

Investment Companies — 0.0%
Temasek Financial I Ltd. (Singapore),
Gtd. Notes, 144A, MTN
2.375%	01/23/23	335	334,645

Oil & Gas — 0.0%
Chesapeake Energy Corp.,
Gtd. Notes
5.500%	09/15/26(d)	70	1,400
8.000%	01/15/25(d)	315	6,300

			7,700

Pharmaceuticals — 0.0%
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.250%	02/01/23	77	76,886

Retail — 0.0%
7-Eleven, Inc.,
Sr. Unsec’d. Notes, 144A
0.625%	02/10/23	168	167,054

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	01/17/23	464	463,728

TOTAL CORPORATE BONDS (cost $9,106,566)			9,084,662

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS — 0.0%
Foods — 0.0%
Moran Foods LLC, Term Loan
—%(p)	04/01/24	252	$204,071
—%(p)	10/01/24	352	225,591

			429,662

Media — 0.0%
Altice Financing SA (Luxembourg),
2022 Dollar Loan, 3 Month SOFR + 5.000%
9.566%(c)	10/28/27^	110	105,388

Miscellaneous Manufacturing — 0.0%
FGI Operating Co. LLC,
Exit Term Loan - Non-PIK, 3 Month LIBOR + 10.000%
12.000%(c)	05/16/23^	107	11,706

Retail — 0.0%
Claire’s Stores, Inc.,
Term Loan B, 1 Month LIBOR + 6.500%
10.884%(c)	12/18/26	460	412,269

TOTAL FLOATING RATE AND OTHER LOANS (cost $1,095,062)			959,025

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
Alternative Loan Trust,
Series 2005-J06, Class 2A1
5.500%	07/25/25	2	1,597
Angel Oak Mortgage Trust I LLC,
Series 2019-01, Class A2, 144A
4.022%(cc)	11/25/48	1	1,117
Banc of America Funding Trust,
Series 2006-01, Class 2A1
5.500%	01/25/36	4	3,406
Series 2006-D, Class 5A2
3.010%(cc)	05/20/36	4	3,728
Series 2014-R07, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
4.529%(c)	09/26/36	7	6,919
Banc of America Mortgage Trust,
Series 2004-D, Class 2A1
3.047%(cc)	05/25/34	1	573
Series 2004-D, Class 2A2
3.047%(cc)	05/25/34	5	4,588
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-05, Class A6, 1 Month LIBOR + 0.350% (Cap 7.000%, Floor 0.350%)
4.739%(c)	05/25/37	13	5,273
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-05, Class 1A1
5.000%	07/25/20	2	2,357
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates,
Series 2004-AR05, Class 7A2
2.765%(cc)	06/25/34	5	4,654
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2005-01, Class 2A1
3.982%(cc)	02/25/20	1	1,350
GMACM Mortgage Loan Trust,
Series 2003-J10, Class A1
4.750%	01/25/19	4	3,891

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust,
Series 2006-02F, Class 2A1
5.750%	02/25/36	10	$8,564
HarborView Mortgage Loan Trust,
Series 2004-09, Class 2A
4.574%(cc)	12/19/34	4	3,515
JPMorgan Mortgage Trust,
Series 2004-S01, Class 3A1
5.500%	09/25/34	7	7,652
Series 2006-A02, Class 5A1
4.191%(cc)	11/25/33	7	6,494
Towd Point Mortgage Trust,
Series 2015-03, Class A4B, 144A
3.500%(cc)	03/25/54	4	3,867
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2005-07, Class 1A2, 1 Month LIBOR + 0.450% (Cap 9.500%, Floor 0.450%)
4.839%(c)	09/25/35	4	3,725

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $81,474)			73,270

U.S. TREASURY OBLIGATIONS — 2.5%
U.S. Treasury Notes
0.125%	01/31/23(k)	63,266	63,050,994
0.875%	01/31/24(k)	6,155	5,904,713

TOTAL U.S. TREASURY OBLIGATIONS (cost $69,111,322)			68,955,707

TOTAL LONG-TERM INVESTMENTS (cost $2,255,293,381)			2,206,714,314

		Shares

SHORT-TERM INVESTMENTS — 22.1%
AFFILIATED MUTUAL FUNDS — 21.0%
PGIM Core Ultra Short Bond Fund(wd)		562,769,018	562,769,018
PGIM Institutional Money Market Fund (cost $27,502,311; includes $27,399,888 of cash collateral for securities on loan)(b)(wd)		27,519,955	27,506,194

TOTAL AFFILIATED MUTUAL FUNDS (cost $590,271,329)			590,275,212

Interest Rate	Maturity Date	Principal Amount (000)#

CERTIFICATES OF DEPOSIT — 0.3%
Bank of Nova Scotia (The)
SOFR + 0.530%
4.830%(c)	02/06/23	1,641	1,641,568
Barclays Bank PLC
—%	12/07/23	395	395,362
Cooperatieve Rabobank UA
2.800%	05/17/23	612	606,989

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CERTIFICATES OF DEPOSIT (continued)
Lloyds Bank Corporate Markets PLC
SOFR + 0.670%
4.970%(c)	03/22/23	249	$249,097
Norinchukin Bank
SOFR + 0.550%
4.850%(c)	02/27/23	986	986,380
Oversea-Chinese Banking Corp. Ltd.
SOFR + 0.470%
4.770%(c)	01/24/23	516	516,104
Skandinaviska Enskilda Banken AB
—%	06/01/23	750	743,108
Standard Chartered Bank
—%	05/26/23	693	687,301
4.020%	08/11/23	450	446,434
Toronto-Dominion Bank (The)
2.900%	06/01/23	691	684,849

TOTAL CERTIFICATES OF DEPOSIT (cost $6,983,000)			6,957,192

COMMERCIAL PAPER(n) — 0.8%
Alimentation Couche-Tard, Inc
4.827%	01/25/23	250	249,145
Allianz SE
3.542%	02/06/23	264	262,780
ASB Bank Ltd.
4.102%	08/18/23	294	284,583
Australia & New Zealand Banking Group Ltd.
5.392%	09/12/23	269	259,569
5.521%	11/22/23	298	284,455
BMO Financial Group
5.552%	11/06/23	502	479,722
Canadian Imperial Bank of Commerce
3.811%	07/26/23	893	867,548
Citigroup Global Markets, Inc.
2.807%	05/17/23	495	485,647
DBS Bank Ltd.
3.562%	02/13/23	1,000	994,513
5.182%	06/07/23	271	265,143
DNB Bank ASA
3.963%	08/16/23	956	926,166
Enel Finance America LLC
1.010%	01/24/23	273	272,076
Evergy Kansas Central, Inc.
4.971%	01/13/23	300	299,462
Groupe BPCE
5.249%	06/06/23	400	391,324
ING U.S. Funding LLC
5.273%	09/21/23	400	385,293
KEB Hana Bank
3.771%	01/17/23	1,009	1,006,813
Louisville Gas & Electric Co.
4.892%	01/10/23	275	274,615
Macquarie Bank Ltd.
5.489%	11/15/23	500	477,258
MetLife Short Term Funding LLC
3.494%	03/17/23	1,800	1,783,014
Natixis SA
5.404%	09/01/23	600	578,906

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER(n) (continued)
Nordea Bank Abp
5.444%	11/16/23	364	$347,804
Ontario Teachers’ Finance Trust
4.152%	03/09/23	618	612,608
PSP Capital, Inc.
3.429%	02/15/23	1,800	1,789,587
Rabobank
5.207%	08/14/23	619	599,929
Royal Bank of Canada
0.827%	01/20/23	300	299,243
5.533%	12/08/23	400	380,621
5.610%	11/21/23	258	246,129
Societe Generale SA
0.634%	01/04/23	250	249,850
5.444%	12/15/23	440	418,329
Suncor Energy, Inc.
4.984%	01/30/23	300	298,782
Svenska Handelsbanken AB
3.561%	02/22/23	1,000	993,480
4.387%	01/03/23	800	799,617
TELUS Corp.
4.347%	01/10/23	300	299,579
Toronto-Dominion Bank (The)
3.234%	01/03/23	1,150	1,149,449
Toyota Industries Commercial Finance, Inc.
4.017%	06/09/23	399	390,313
TransCanada PipeLines Ltd.
5.009%	02/02/23	750	746,650
United Overseas Bank Ltd.
4.440%	01/27/23	1,000	996,625
Waste Management, Inc.
4.739%	01/10/23	300	299,580
Westpac Banking Corp.
4.905%	07/10/23	500	486,781
Westpac Securities NZ Ltd.
3.490%	02/02/23	900	896,334

TOTAL COMMERCIAL PAPER (cost $23,162,573)			23,129,322

CORPORATE BOND — 0.0%
Auto Manufacturers
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN, SOFR + 0.750%
5.050%(c)	07/25/23	397,000	397,263

(cost $397,000)
U.S. GOVERNMENT AGENCY OBLIGATION — 0.0%
Federal Farm Credit Bank
4.875%	09/25/23	330	330,100

(cost $329,980)
TOTAL SHORT-TERM INVESTMENTS (cost $621,143,882)			621,089,089

TOTAL INVESTMENTS—100.7% (cost $2,876,437,263)			2,827,803,403
Liabilities in excess of other assets(z) — (0.7)%			(19,592,795)

NET ASSETS — 100.0%			$2,808,210,608

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,093,835 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $26,773,077; cash collateral of $27,399,888 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)

Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment. (c) Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
5,039	10 Year U.S. Treasury Notes	Mar. 2023	$565,863,978	$(1,635,278)
1,262	Mini MSCI EAFE Index	Mar. 2023	123,007,140	(2,077,340)
1,340	S&P 500 E-Mini Index	Mar. 2023	258,687,000	(6,789,499)

				(10,502,117)

Short Positions:
1,688	10 Year Euro-Bund	Mar. 2023	240,193,823	15,546,918
165	10 Year Japanese Bonds	Mar. 2023	182,877,934	3,367,565
2,442	Euro STOXX 50 Index	Mar. 2023	98,941,372	3,562,806
1,651	Mini MSCI Emerging Markets Index	Mar. 2023	79,198,470	727,532
328	Russell 2000 E-Mini Index	Mar. 2023	29,042,760	668,516
178	S&P Mid Cap 400 E-Mini Index	Mar. 2023	43,478,280	778,496
173	S&P/TSX 60 Index	Mar. 2023	29,895,524	(167,921)
298	TOPIX Index	Mar. 2023	42,949,330	1,134,345

				25,618,257

				$15,116,140

Forward foreign currency exchange contracts outstanding at December 31, 2022:

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/30/23	CITI	AUD	10,439	$6,771,423	$7,116,722	$345,299	$—
Expiring 01/30/23	RBC	AUD	4,000	2,748,209	2,727,001	—	(21,208)
British Pound,
Expiring 01/30/23	ML	GBP	3,319	3,999,794	4,016,342	16,548	—

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward	foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/30/23	ML	GBP	1,819	$2,220,113	$2,200,611	$—	$(19,502)
Expiring 01/30/23	RBC	GBP	785	908,983	949,995	41,012	—
Expiring 01/30/23	SSB	GBP	1,966	2,401,490	2,378,874	—	(22,616)
Canadian Dollar,
Expiring 01/30/23	CITI	CAD	3,324	2,435,893	2,454,999	19,106	—
Expiring 01/30/23	TD	CAD	15,296	11,294,122	11,298,660	4,538	—
Expiring 01/30/23	TD	CAD	5,904	4,323,870	4,361,168	37,298	—
Danish Krone,
Expiring 01/30/23	BARC	DKK	2,704	363,499	390,169	26,670	—
Expiring 01/30/23	CITI	DKK	3,403	449,384	491,051	41,667	—
Expiring 01/30/23	ML	DKK	4,073	539,581	587,700	48,119	—
Expiring 01/30/23	RBC	DKK	5,364	714,609	774,032	59,423	—
Euro,
Expiring 01/30/23	BARC	EUR	6,248	6,578,689	6,702,287	123,598	—
Expiring 01/30/23	BARC	EUR	2,824	3,006,794	3,029,420	22,626	—
Expiring 01/30/23	CITI	EUR	3,928	4,189,358	4,213,847	24,489	—
Expiring 01/30/23	ML	EUR	8,994	9,548,224	9,648,513	100,289	—
Expiring 01/30/23	RBC	EUR	2,326	2,326,833	2,494,983	168,150	—
Expiring 01/30/23	RBC	EUR	1,994	2,123,276	2,138,907	15,631	—
Expiring 01/30/23	RBC	EUR	626	667,888	671,613	3,725	—
Expiring 01/30/23	RBC	EUR	432	458,156	463,742	5,586	—
Expiring 01/30/23	RBC	EUR	428	449,149	459,097	9,948	—
Expiring 01/30/23	RBC	EUR	319	337,614	342,608	4,994	—
Expiring 01/30/23	SSB	EUR	431	451,534	462,338	10,804	—
Hong Kong Dollar,
Expiring 01/30/23	RBC	HKD	14,140	1,802,792	1,812,839	10,047	—
Japanese Yen,
Expiring 01/30/23	ML	JPY	779,863	5,920,442	5,967,149	46,707	—
Expiring 01/30/23	ML	JPY	416,660	3,099,679	3,188,084	88,405	—
Expiring 01/30/23	ML	JPY	92,439	630,646	707,299	76,653	—
Expiring 01/30/23	RBC	JPY	1,130,938	7,791,998	8,653,404	861,406	—
Expiring 01/30/23	RBC	JPY	531,763	3,916,907	4,068,802	151,895	—
Singapore Dollar,
Expiring 01/30/23	SSB	SGD	2,968	2,108,080	2,217,325	109,245	—
Swedish Krona,
Expiring 01/30/23	ML	SEK	4,262	392,099	409,225	17,126	—
Swiss Franc,
Expiring 01/30/23	CITI	CHF	8,409	8,602,873	9,126,676	523,803	—
Expiring 01/30/23	CITI	CHF	3,420	3,687,038	3,712,248	25,210	—
Expiring 01/30/23	ML	CHF	2,215	2,368,435	2,404,169	35,734	—

				$109,629,474	$112,641,899	3,075,751	(63,326)

		Notional		Value at
Sale Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/30/23	ML	GBP	1,773	$2,060,852	$2,145,373	$—	$(84,521)
Expiring 01/30/23	ML	GBP	1,401	1,622,141	1,694,817	—	(72,676)
Expiring 01/30/23	ML	GBP	716	853,109	866,330	—	(13,221)
Expiring 01/30/23	RBC	GBP	3,730	4,535,022	4,513,592	21,430	—
Expiring 01/30/23	RBC	GBP	539	607,384	651,713	—	(44,329)
Expiring 01/30/23	SSB	GBP	6,106	7,347,593	7,387,834	—	(40,241)
Expiring 01/30/23	SSB	GBP	2,407	2,987,548	2,912,274	75,274	—

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward foreign currency exchange contracts outstanding at December 31, 2022 (continued):

		Notional		Value at
Sale Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/30/23	SSB	GBP	803	$905,082	$972,123	$—	$(67,041)
Expiring 01/30/23	SSB	GBP	389	446,454	471,227	—	(24,773)
Danish Krone,
Expiring 01/30/23	CITI	DKK	47,311	6,425,742	6,827,266	—	(401,524)
Expiring 01/30/23	ML	DKK	6,139	883,054	885,952	—	(2,898)
Expiring 01/30/23	ML	DKK	5,214	744,215	752,389	—	(8,174)
Expiring 01/30/23	ML	DKK	3,236	457,895	467,026	—	(9,131)
Euro,
Expiring 01/30/23	ML	EUR	2,017	2,036,992	2,164,083	—	(127,091)
Expiring 01/30/23	ML	EUR	1,702	1,694,845	1,825,364	—	(130,519)
Expiring 01/30/23	RBC	EUR	503	507,753	539,473	—	(31,720)
Expiring 01/30/23	SSB	EUR	14,896	15,059,186	15,979,934	—	(920,748)
Expiring 01/30/23	SSB	EUR	9,529	10,113,796	10,223,000	—	(109,204)
Expiring 01/30/23	SSB	EUR	8,152	8,576,668	8,744,916	—	(168,248)
Expiring 01/30/23	SSB	EUR	6,009	6,428,453	6,446,054	—	(17,601)
Hong Kong Dollar,
Expiring 01/30/23	RBC	HKD	4,252	545,737	545,141	596	—
Expiring 01/30/23	RBC	HKD	2,918	374,789	374,097	692	—
Japanese Yen,
Expiring 01/30/23	ML	JPY	281,986	1,919,996	2,157,627	—	(237,631)
Expiring 01/30/23	RBC	JPY	501,990	3,819,108	3,840,996	—	(21,888)
Expiring 01/30/23	RBC	JPY	366,295	2,700,211	2,802,719	—	(102,508)
Expiring 01/30/23	RBC	JPY	243,936	1,782,295	1,866,485	—	(84,190)
Swedish Krona,
Expiring 01/30/23	BARC	SEK	17,301	1,537,461	1,661,019	—	(123,558)
Expiring 01/30/23	BARC	SEK	12,499	1,227,671	1,200,058	27,613	—
Expiring 01/30/23	CITI	SEK	17,757	1,711,041	1,704,839	6,202	—
Expiring 01/30/23	ML	SEK	27,782	2,562,869	2,667,345	—	(104,476)
Expiring 01/30/23	ML	SEK	25,485	2,436,791	2,446,853	—	(10,062)
Expiring 01/30/23	ML	SEK	3,380	322,389	324,477	—	(2,088)

				$95,234,142	$98,062,396	131,807	(2,960,061)

						$3,207,558	$(3,023,387)

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on credit indices - Buy Protection(1):
ABX.HE.AAA	05/25/46	0.110	%(Q)	190	$516	$—	$516	BARC
ABX.HE.AAA	05/25/46	0.110	%(Q)	170	462	—	462	CSI
ABX.HE.AAA	05/25/46	0.110	%(Q)	150	407	—	407	BOA
ABX.HE.AAA	05/25/46	0.110	%(Q)	90	244	—	244	CSI
ABX.HE.AAA	05/25/46	0.110	%(M)	70	190	—	190	BOA
CMBX.NA.BBB-	02/17/51	5.000	%(M)	350	61	—	61	CITI

					$1,880	$—	$1,880

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$1,880	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
GS	$42,000	$51,553,757

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Fund	$1,166,509,376	$—	$—
Common Stocks	591,632,523	364,559,381	282,890
Preferred Stocks	—	3,948,605	664,398
Rights	246	—	—
Warrants	—	—	29,453
Asset-Backed Securities
Home Equity Loans	—	12,206	—
Residential Mortgage-Backed Securities	—	2,572	—
Corporate Bonds	—	9,084,662	—
Floating Rate and other Loans	—	841,931	117,094
Residential Mortgage-Backed Securities	—	73,270	—
U.S. Treasury Obligations	—	68,955,707	—

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Funds	$590,275,212	$—	$—
Certificates of Deposit	—	6,957,192	—
Commercial Paper	—	23,129,322	—
Corporate Bond	—	397,263	—
U.S. Government Agency Obligation	—	330,100	—

Total	$2,348,417,357	$478,292,211	$1,093,835

Other Financial Instruments*
Assets
Futures Contracts	$25,786,178	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	3,207,558	—
OTC Credit Default Swap Agreements	—	1,880	—

Total	$25,786,178	$3,209,438	$—

Liabilities
Futures Contracts	$(10,670,038)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(3,023,387)	—

Total	$(10,670,038)	$(3,023,387)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Funds (1.0% represents investments purchased with collateral from securities on loan)	62.5%
Banks	3.0
Semiconductors & Semiconductor Equipment	2.5
U.S. Treasury Obligations	2.5
Software	1.8
Oil, Gas & Consumable Fuels	1.8
Pharmaceuticals	1.7
Machinery	1.2
Textiles, Apparel & Luxury Goods	1.2
Insurance	1.2
Capital Markets	1.2
Hotels, Restaurants & Leisure	1.1
Health Care Equipment & Supplies	1.1
Internet & Direct Marketing Retail	1.0
Biotechnology	1.0
IT Services	0.9
Commercial Paper	0.8
Beverages	0.8
Road & Rail	0.8
Health Care Providers & Services	0.8
Equity Real Estate Investment Trusts (REITs)	0.8
Chemicals	0.7
Interactive Media & Services	0.7
Construction & Engineering	0.6
Technology Hardware, Storage & Peripherals	0.6
Electric Utilities	0.6
Specialty Retail	0.6
Metals & Mining	0.5

Food Products	0.4%
Diversified Financial Services	0.4
Aerospace & Defense	0.4
Food & Staples Retailing	0.4
Electrical Equipment	0.3
Automobiles	0.3
Electronic Equipment, Instruments & Components	0.3
Air Freight & Logistics	0.3
Independent Power & Renewable Electricity Producers	0.3
Consumer Finance	0.3
Building Products	0.3
Certificates of Deposit	0.3
Auto Components	0.3
Professional Services	0.2
Media	0.2
Diversified Telecommunication Services	0.2
Household Durables	0.2
Wireless Telecommunication Services	0.2
Commercial Services & Supplies	0.2
Personal Products	0.2
Energy Equipment & Services	0.2
Multiline Retail	0.1
Trading Companies & Distributors	0.1
Life Sciences Tools & Services	0.1
Containers & Packaging	0.1
Distributors	0.1
Auto Manufacturers	0.1
Household Products	0.1
Real Estate Management & Development	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification (continued):

Construction Materials	0.0	*%
Entertainment	0.0	*
Communications Equipment	0.0	*
Transportation Infrastructure	0.0	*
Leisure Products	0.0	*
Health Care Technology	0.0	*
Diversified Consumer Services	0.0	*
Gas Utilities	0.0	*
Retail	0.0	*
Airlines	0.0	*
Industrial Conglomerates	0.0	*
Tobacco	0.0	*
Trucking & Leasing	0.0	*
Foods	0.0	*
Thrifts & Mortgage Finance	0.0	*

Investment Companies	0.0	*%
U.S. Government Agency Obligation	0.0	*
Multi-Utilities	0.0	*
Residential Mortgage-Backed Securities	0.0	*
Home Equity Loans	0.0	*
Miscellaneous Manufacturing	0.0	*
Oil & Gas	0.0	*
Cosmetics/Personal Care	0.0	*

	100.7
Liabilities in excess of other assets	(0.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on OTC swap agreements	$1,880		—	$—
Equity contracts	Due from/to broker-variation margin futures	6,871,695	*	Due from/to broker-variation margin futures	9,034,760	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,207,558		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,023,387
Interest rate contracts	Due from/to broker-variation margin futures	18,914,483	*	Due from/to broker-variation margin futures	1,635,278	*

		$28,995,616			$13,693,425

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(6,925)
Equity contracts	—	—	(51,879,307)	—	—
Foreign exchange contracts	—	—	(4,848,799)	(2,886,092)	—
Interest rate contracts	(2,099,641)	1,906,375	(94,078,746)	—	—

Total	$(2,099,641)	$1,906,375	$(150,806,852)	$(2,886,092)	$(6,925)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$4,034
Equity contracts	(14,640,474)	—	—
Foreign exchange contracts	—	191,440	—
Interest rate contracts	18,575,898	—	—

Total	$3,935,424	$191,440	$4,034

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 281,744
Options Written (2)	2,004,000
Futures Contracts - Long Positions (2)	1,020,299,991
Futures Contracts - Short Positions (2)	796,969,925
Forward Foreign Currency Exchange Contracts - Purchased (3)	100,158,261
Forward Foreign Currency Exchange Contracts - Sold (3)	80,452,283
Credit Default Swap Agreements - Buy Protection (2)	1,020,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$26,773,077	$(26,773,077)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$201,023	$(123,558)	$77,465	$—	$77,465
BOA	597	—	597	—	597
CITI	985,837	(401,524)	584,313	—	584,313
CSI	706	—	706	—	706
ML	429,581	(821,990)	(392,409)	—	(392,409)
RBC	1,354,535	(305,843)	1,048,692	—	1,048,692
SSB	195,323	(1,370,472)	(1,175,149)	—	(1,175,149)
TD	41,836	—	41,836	—	41,836

	$3,209,438	$(3,023,387)	$186,051	$—	$186,051

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $26,773,077:
Affiliated investments (cost $1,756,780,705)	$1,756,784,588
Unaffiliated investments (cost $1,119,656,558)	1,071,018,815
Foreign currency, at value (cost $430,786)	434,036
Due from broker-variation margin futures	5,628,298
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,207,558
Tax reclaim receivable	2,719,230
Dividends and interest receivable	1,578,627
Receivable for investments sold	517,827
Receivable for Portfolio shares sold	339,713
Deposit with broker for centrally cleared/exchange-traded derivatives	42,000
Unrealized appreciation on OTC swap agreements	1,880
Prepaid expenses	28,538

Total Assets	2,842,301,110

LIABILITIES
Payable to broker for collateral for securities on loan	27,399,888
Unrealized depreciation on OTC forward foreign currency exchange contracts	3,023,387
Payable to affiliate	1,008,731
Management fee payable	849,665
Accrued expenses and other liabilities	693,987
Payable for investments purchased	589,597
Payable for Portfolio shares purchased	369,611
Distribution fee payable	96,930
Foreign capital gains tax liability accrued	47,908
Payable to custodian	8,380
Trustees’ fees payable	1,881
Affiliated transfer agent fee payable	537

Total Liabilities	34,090,502

NET ASSETS	$2,808,210,608

Net assets were comprised of:
Partners’ Equity	$2,808,210,608

Net asset value and redemption price per share, $2,808,210,608 / 133,317,933 outstanding shares of beneficial interest	$21.06

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $21,024 foreign withholding tax)	$38,130,782
Unaffiliated dividend income (net of $1,809,626 foreign withholding tax, of which $339,219 is reimbursable by an affiliate)	23,715,227
Affiliated dividend income	12,840,917
Income from securities lending, net (including affiliated income of $206,111)	239,191

Total income	74,926,117

EXPENSES
Management fee	27,357,654
Distribution fee	9,049,715
Custodian and accounting fees	522,726
Audit fee	77,000
Trustees’ fees	64,381
Legal fees and expenses	51,418
Shareholders’ reports	16,095
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,927
Miscellaneous	127,178

Total expenses	37,274,094
Less: Fee waiver and/or expense reimbursement	(4,332,891)

Net expenses	32,941,203

NET INVESTMENT INCOME (LOSS)	41,984,914

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(5,050)) (net of foreign capital gains taxes $(13,028))	(248,524,688)
In-kind transactions(1)	(120,119,148)
Futures transactions	(150,806,852)
Forward currency contract transactions	(2,886,092)
Options written transactions	1,906,375
Swap agreements transactions	(6,925)
Foreign currency transactions	(219,464)

(520,656,794)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $11,983) (net of change in foreign capital gains taxes $81,305)	(269,674,362)
Futures	3,935,424
Forward currency contracts	191,440
Swap agreements	4,034
Foreign currencies	(48,790)

(265,592,254)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(786,249,048)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(744,264,134)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$41,984,914	$27,987,337
Net realized gain (loss) on investment and foreign currency transactions	(520,656,794)	543,670,833
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(265,592,254)	(260,159,133)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(744,264,134)	311,499,037

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [40,424,453 and 451,704 shares, respectively]	858,422,462	10,930,420
Portfolio shares issued in merger [0 and 120,759,358 shares, respectively]	—	2,868,034,747
Portfolio shares purchased [103,682,448 and 23,380,869 shares, respectively]	(2,217,832,762)	(565,060,240)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,359,410,300)	2,313,904,927

TOTAL INCREASE (DECREASE)	(2,103,674,434)	2,625,403,964
NET ASSETS:
Beginning of year	4,911,885,042	2,286,481,078

End of year	$2,808,210,608	$4,911,885,042

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020		2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$24.99	$23.16	$20.80		$18.14		$19.12

Income (Loss) From Investment Operations:
Net investment income (loss)	0.26	0.15	0.23		0.36		0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.19)	1.68	2.13		2.30		(1.31)

Total from investment operations	(3.93)	1.83	2.36		2.66		(0.98)

Capital Contributions	—	—	—		—	(b)(c)(d)	—	(c)(d)

Net Asset Value, end of year	$21.06	$24.99	$23.16		$20.80		$18.14

Total Return(e)	(15.73)%	7.95%	11.35%		14.61	%(f)	(5.13	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,808	$4,912	$2,286		$2,288		$2,018
Average net assets (in millions)	$3,620	$4,656	$2,061		$2,245		$2,427
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.91%	0.92%	1.12	%(h)	1.12	%(h)	1.11	%(h)
Expenses before waivers and/or expense reimbursement	1.03%	1.03%	1.13	%(h)	1.13	%(h)	1.12	%(h)
Net investment income (loss)	1.16%	0.60%	1.12%		1.84%		1.75%
Portfolio turnover rate(i)	192%	192%	150%		89%		84%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The expense ratio includes interest and dividend expenses on securities sold short and broker fees and expenses on short sales of 0.01%, 0.02% and 0.01% for the years ended December 31, 2020, 2019 and 2018, respectively.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 85.2%
AFFILIATED MUTUAL FUND — 14.2%
AST T.Rowe Price Fixed Income Central Portfolio* (cost $1,830,690,329)(wd)	182,990,262	$1,881,139,898

COMMON STOCKS — 53.0%
Aerospace & Defense — 0.5%
Aerojet Rocketdyne Holdings, Inc.*	39,506	2,209,570
Boeing Co. (The)*	58,936	11,226,719
BWX Technologies, Inc.	49,083	2,850,741
Kratos Defense & Security Solutions, Inc.*	115,735	1,194,385
L3Harris Technologies, Inc.	64,599	13,450,158
Raytheon Technologies Corp.	24,774	2,500,192
Safran SA (France)	75,182	9,416,846
Spirit AeroSystems Holdings, Inc. (Class A Stock)	70,155	2,076,588
Textron, Inc.	94,160	6,666,528
TransDigm Group, Inc.	14,903	9,383,674
Triumph Group, Inc.*	180,554	1,899,428

		62,874,829

Air Freight & Logistics — 0.1%
FedEx Corp.	42,199	7,308,867
GXO Logistics, Inc.*	21,367	912,157
United Parcel Service, Inc. (Class B Stock)	24,233	4,212,665

		12,433,689

Airlines — 0.1%
Allegiant Travel Co.*(a)	21,860	1,486,261
Southwest Airlines Co.*	167,992	5,656,291
United Airlines Holdings, Inc.*	92,010	3,468,777

		10,611,329

Auto Components — 0.4%
Aptiv PLC*	14,160	1,318,721
Autoliv, Inc. (Sweden), SDR	89,782	6,866,062
Denso Corp. (Japan)	177,800	8,719,281
Gentherm, Inc.*	30,056	1,962,356
LCI Industries(a)	19,874	1,837,351
Magna International, Inc. (Canada)(a)	289,099	16,241,582
Mobileye Global, Inc. (Israel) (Class A Stock)*(a)	91,978	3,224,749
Stanley Electric Co. Ltd. (Japan)	232,000	4,387,990
Stoneridge, Inc.*	67,233	1,449,543
Sumitomo Rubber Industries Ltd. (Japan)(a)	261,700	2,274,328
Visteon Corp.*	11,852	1,550,597

		49,832,560

Automobiles — 0.4%
Honda Motor Co. Ltd. (Japan)	146,300	3,336,958
Rivian Automotive, Inc. (Class A Stock)*(a)	67,746	1,248,559
Suzuki Motor Corp. (Japan)	197,200	6,315,793
Tesla, Inc.*	237,006	29,194,399
Toyota Motor Corp. (Japan)	1,334,400	18,204,612

		58,300,321

	Shares	Value
COMMON STOCKS (continued)
Banks — 2.8%
ANZ Group Holdings Ltd. (Australia)	489,994	$7,893,270
Bancorp, Inc. (The)*	25,576	725,847
Bank of America Corp.	853,771	28,276,895
BankUnited, Inc.	91,251	3,099,796
BNP Paribas SA (France)	190,007	10,818,845
Citigroup, Inc.	206,656	9,347,051
Citizens Financial Group, Inc.(a)	57,698	2,271,570
Close Brothers Group PLC (United Kingdom)	201,856	2,538,469
DBS Group Holdings Ltd. (Singapore)	303,562	7,683,641
Dime Community Bancshares, Inc.	67,028	2,133,501
DNB Bank ASA (Norway)	948,606	18,735,088
East West Bancorp, Inc.	43,712	2,880,621
Erste Group Bank AG (Austria)	137,380	4,395,506
Fifth Third Bancorp(a)	352,385	11,561,752
First BanCorp. (Puerto Rico)(a)	151,176	1,922,959
Home BancShares, Inc.(a)	154,384	3,518,411
Huntington Bancshares, Inc.(a)	1,173,389	16,544,785
ING Groep NV (Netherlands)	1,674,616	20,398,775
Intesa Sanpaolo SpA (Italy)	2,369,814	5,250,114
JPMorgan Chase & Co.	351,136	47,087,338
Lloyds Banking Group PLC (United Kingdom)	15,175,951	8,281,729
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,443,500	9,690,817
National Bank Holdings Corp. (Class A Stock)	50,518	2,125,292
National Bank of Canada (Canada)	238,298	16,056,076
OFG Bancorp (Puerto Rico)	68,737	1,894,392
Pacific Premier Bancorp, Inc.	95,855	3,025,184
Pinnacle Financial Partners, Inc.(a)	43,265	3,175,651
Popular, Inc. (Puerto Rico)	50,100	3,322,632
Seacoast Banking Corp. of Florida	101,321	3,160,202
Signature Bank	40,199	4,631,729
Standard Chartered PLC (United Kingdom)	723,233	5,394,247
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	172,781	6,029,287
SVB Financial Group*	18,341	4,220,998
Svenska Handelsbanken AB (Sweden) (Class A Stock)	1,199,881	12,080,395
U.S. Bancorp	338,000	14,740,180
United Overseas Bank Ltd. (Singapore)	660,000	15,117,857
Webster Financial Corp.	73,638	3,486,023
Wells Fargo & Co.	867,289	35,810,363
Westamerica BanCorp	52,502	3,098,143
Western Alliance Bancorp	53,957	3,213,679

		365,639,110

Beverages — 1.0%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	2,962	976,038
Coca-Cola Co. (The)	566,847	36,057,138
Constellation Brands, Inc. (Class A Stock)	63,176	14,641,038
Diageo PLC (United Kingdom)	353,621	15,478,654
Heineken NV (Netherlands)	62,793	5,914,615
Keurig Dr. Pepper, Inc.	284,397	10,141,597
Kirin Holdings Co. Ltd. (Japan)	375,500	5,723,161

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Beverages (cont’d.)
Monster Beverage Corp.*	154,198	$15,655,723
PepsiCo, Inc.	164,425	29,705,021

		134,292,985

Biotechnology — 1.1%
AbbVie, Inc.	256,371	41,432,117
ACADIA Pharmaceuticals, Inc.*(a)	71,210	1,133,663
Agios Pharmaceuticals, Inc.*(a)	53,420	1,500,034
Alkermes PLC*	76,361	1,995,313
Alnylam Pharmaceuticals, Inc.*	18,281	4,344,480
Amgen, Inc.	62,518	16,419,727
Apellis Pharmaceuticals, Inc.*	20,262	1,047,748
Biogen, Inc.*	29,008	8,032,895
BioMarin Pharmaceutical, Inc.*	19,394	2,007,085
Blueprint Medicines Corp.*	23,431	1,026,512
Cerevel Therapeutics Holdings, Inc.*	25,338	799,160
Denali Therapeutics, Inc.*	23,508	653,757
Exact Sciences Corp.*(a)	22,956	1,136,552
Exelixis, Inc.*	77,295	1,239,812
Genmab A/S (Denmark)*	13,817	5,841,756
Gilead Sciences, Inc.	55,800	4,790,430
Horizon Therapeutics PLC*	23,052	2,623,318
IGM Biosciences, Inc.*(a)	70,074	1,191,959
Insmed, Inc.*(a)	113,956	2,276,841
Intellia Therapeutics, Inc.*(a)	21,376	745,809
Ionis Pharmaceuticals, Inc.*	41,334	1,561,185
Iovance Biotherapeutics, Inc.*	70,476	450,342
Karuna Therapeutics, Inc.*	13,492	2,651,178
Moderna, Inc.*	69,779	12,533,704
Neurocrine Biosciences, Inc.*	37,789	4,513,518
Prothena Corp. PLC (Ireland)*	13,448	810,242
Regeneron Pharmaceuticals, Inc.*	17,653	12,736,463
Rocket Pharmaceuticals, Inc.*(a)	50,479	987,874
Scholar Rock Holding Corp.*(a)	122,860	1,111,883
Seagen, Inc.*	16,882	2,169,506
Ultragenyx Pharmaceutical, Inc.*	28,251	1,308,869
Vertex Pharmaceuticals, Inc.*	33,875	9,782,422
Xencor, Inc.*(a)	41,535	1,081,571

		151,937,725

Building Products — 0.2%
Armstrong World Industries, Inc.	39,342	2,698,468
Carlisle Cos., Inc.	6,100	1,437,465
Carrier Global Corp.(a)	71,944	2,967,690
Gibraltar Industries, Inc.*	44,122	2,024,317
Insteel Industries, Inc.(a)	70,084	1,928,712
ROCKWOOL A/S (Denmark) (Class B Stock)	2,276	532,818
Trane Technologies PLC	79,769	13,408,371
Trex Co., Inc.*	24,145	1,022,058

		26,019,899

Capital Markets — 1.3%
Ameriprise Financial, Inc.	21,101	6,570,218
Ares Management Corp. (Class A Stock)	66,027	4,518,888
Bank of New York Mellon Corp. (The)	62,419	2,841,313
BlackRock, Inc.	11,631	8,242,076

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (cont’d.)
Blackstone, Inc.	73,480	$5,451,481
Blue Owl Capital, Inc.(a)	397,852	4,217,231
Bridgepoint Group PLC (United Kingdom), 144A	1,568,543	3,622,303
Charles Schwab Corp. (The)	285,120	23,739,091
CME Group, Inc.	47,957	8,064,449
Coinbase Global, Inc. (Class A Stock)*(a)	13,147	465,272
Goldman Sachs Group, Inc. (The)	63,585	21,833,817
Intercontinental Exchange, Inc.	120,812	12,394,103
Invesco Ltd.	125,904	2,265,013
Julius Baer Group Ltd. (Switzerland)	196,018	11,408,468
KKR & Co., Inc.	65,764	3,052,765
Lazard Ltd. (Class A Stock)(a)	76,164	2,640,606
LPL Financial Holdings, Inc.	9,951	2,151,108
Macquarie Group Ltd. (Australia)	75,058	8,473,181
Morgan Stanley	100,619	8,554,627
MSCI, Inc.	16,977	7,897,191
Open Lending Corp. (Class A Stock)*	77,647	524,117
S&P Global, Inc.	61,567	20,621,251
Tradeweb Markets, Inc. (Class A Stock)	12,096	785,393
Virtus Investment Partners, Inc.	15,329	2,934,584
XP, Inc. (Brazil) (Class A Stock)*(a)	213,440	3,274,170

		176,542,716

Chemicals — 1.4%
Air Liquide SA (France)	91,058	12,924,357
Air Products & Chemicals, Inc.(a)	46,245	14,255,484
Akzo Nobel NV (Netherlands)	146,900	9,857,368
Albemarle Corp.	2,057	446,081
Asahi Kasei Corp. (Japan)	993,500	7,072,312
Axalta Coating Systems Ltd.*	52,789	1,344,536
BASF SE (Germany)	174,129	8,573,875
CF Industries Holdings, Inc.	80,459	6,855,107
Corteva, Inc.(a)	42,468	2,496,269
Covestro AG (Germany), 144A	183,639	7,153,850
Element Solutions, Inc.	182,979	3,328,388
FMC Corp.	52,628	6,567,974
Johnson Matthey PLC (United Kingdom)	324,072	8,282,369
Linde PLC (United Kingdom)(a)	124,258	40,530,474
Minerals Technologies, Inc.	43,441	2,637,737
Nutrien Ltd. (Canada)(a)	122,427	8,940,844
PPG Industries, Inc.(a)	15,338	1,928,600
Quaker Chemical Corp.(a)	8,456	1,411,306
RPM International, Inc.	120,595	11,751,983
Scotts Miracle-Gro Co. (The)(a)	31,627	1,536,756
Sherwin-Williams Co. (The)	84,769	20,118,227
Shin-Etsu Chemical Co. Ltd. (Japan)	3,000	366,337
Tosoh Corp. (Japan)	80,400	956,088
Umicore SA (Belgium)	238,544	8,773,600

		188,109,922

Commercial Services & Supplies — 0.2%
HNI Corp.	93,690	2,663,606
IAA, Inc.*	26,253	1,050,120
KAR Auction Services, Inc.*(a)	126,922	1,656,332
MSA Safety, Inc.	11,084	1,598,202
Stericycle, Inc.*	44,193	2,204,789

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (cont’d.)
Waste Connections, Inc.	89,025	$11,801,154

		20,974,203

Communications Equipment — 0.3%
Arista Networks, Inc.*	72,635	8,814,257
Ciena Corp.*	30,086	1,533,784
Cisco Systems, Inc.	154,617	7,365,954
Harmonic, Inc.*(a)	169,656	2,222,494
Lumentum Holdings, Inc.*(a)	20,165	1,052,008
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	2,106,270	12,341,505

		33,330,002

Construction & Engineering — 0.1%
Quanta Services, Inc.(a)	6,441	917,842
Valmont Industries, Inc.(a)	11,001	3,637,701
WillScot Mobile Mini Holdings Corp.*	244,524	11,045,149

		15,600,692

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	5,078	1,716,212
Summit Materials, Inc. (Class A Stock)*(a)	32,455	921,397
Vulcan Materials Co.	47,202	8,265,542

		10,903,151

Consumer Finance — 0.2%
Ally Financial, Inc.	31,770	776,777
American Express Co.	91,088	13,458,252
Capital One Financial Corp.	23,900	2,221,744
OneMain Holdings, Inc.	29,053	967,755
PRA Group, Inc.*	35,228	1,190,002
SLM Corp.	68,962	1,144,769

		19,759,299

Containers & Packaging — 0.4%
Amcor PLC, CDI	513,584	6,158,489
Ardagh Metal Packaging SA	90,366	434,660
Avery Dennison Corp.(a)	48,983	8,865,923
Ball Corp.(a)	132,283	6,764,953
Crown Holdings, Inc.(a)	9,764	802,698
Graphic Packaging Holding Co.	148,195	3,297,339
International Paper Co.(a)	112,935	3,910,939
Myers Industries, Inc.	149,949	3,333,366
Packaging Corp. of America(a)	55,875	7,146,971
Sealed Air Corp.	141,760	7,070,989
Verallia SA (France), 144A	26,342	892,723
Westrock Co.	70,523	2,479,589

		51,158,639

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.*	119,107	7,515,652
Service Corp. International	24,474	1,692,132
Strategic Education, Inc.(a)	31,903	2,498,643

		11,706,427

Diversified Financial Services — 1.0%
Apollo Global Management, Inc.(a)	126,021	8,038,880

	Shares	Value
COMMON STOCKS (continued)
Diversified Financial Services (cont’d.)
Berkshire Hathaway, Inc. (Class B Stock)*	197,434	$60,987,363
Challenger Ltd. (Australia)	830,987	4,272,720
Corebridge Financial, Inc.	469,205	9,412,252
Element Fleet Management Corp. (Canada)	1,073,677	14,630,237
Equitable Holdings, Inc.	438,542	12,586,155
Housing Development Finance Corp. Ltd. (India)	280,929	8,931,004
Mitsubishi HC Capital, Inc. (Japan)	891,700	4,385,872
Voya Financial, Inc.(a)	49,119	3,020,327

		126,264,810

Diversified Telecommunication Services — 0.5%
Cellnex Telecom SA (Spain), 144A	19,699	653,441
KT Corp. (South Korea)	230,742	6,175,877
Liberty Global PLC (United Kingdom) (Class C Stock)*	108,321	2,104,677
Nippon Telegraph & Telephone Corp. (Japan)	1,133,500	32,325,732
Verizon Communications, Inc.	619,689	24,415,747

		65,675,474

Electric Utilities — 0.7%
American Electric Power Co., Inc.(a)	34,435	3,269,603
Exelon Corp.	293,580	12,691,463
Iberdrola SA (Spain)	32,939	384,514
IDACORP, Inc.	16,028	1,728,620
MGE Energy, Inc.	16,868	1,187,507
NextEra Energy, Inc.	305,586	25,546,990
OGE Energy Corp.	45,765	1,810,006
PG&E Corp.*	992,805	16,143,009
Southern Co. (The)	291,849	20,840,937
Xcel Energy, Inc.	44,682	3,132,655

		86,735,304

Electrical Equipment — 0.6%
ABB Ltd. (Switzerland)	524,998	16,000,636
AMETEK, Inc.	64,370	8,993,776
Hubbell, Inc.(a)	17,964	4,215,791
Legrand SA (France)	159,174	12,762,847
Mitsubishi Electric Corp. (Japan)	1,224,200	12,130,525
Plug Power, Inc.*(a)	65,234	806,945
Prysmian SpA (Italy)	337,731	12,548,575
Rockwell Automation, Inc.(a)	31,349	8,074,562
Schneider Electric SE	7,626	1,070,955
Sensata Technologies Holding PLC(a)	57,040	2,303,275
Shoals Technologies Group, Inc. (Class A Stock)*(a)	78,653	1,940,369
Sunrun, Inc.*(a)	62,380	1,498,368
Thermon Group Holdings, Inc.*	72,406	1,453,912

		83,800,536

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. (Class A Stock)	5,347	407,120
Belden, Inc.	44,852	3,224,859
Cognex Corp.(a)	48,063	2,264,248
Coherent Corp.*(a)	30,638	1,075,394

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Hamamatsu Photonics KK (Japan)	161,100	$7,688,937
Largan Precision Co. Ltd. (Taiwan)	45,000	2,974,474
Littelfuse, Inc.	13,879	3,056,156
Murata Manufacturing Co. Ltd. (Japan)	187,800	9,261,393
National Instruments Corp.(a)	68,538	2,529,052
Omron Corp. (Japan)	83,100	4,016,040
Teledyne Technologies, Inc.*	36,153	14,457,946
Trimble, Inc.*	103,478	5,231,848

		56,187,467

Energy Equipment & Services — 0.3%
Baker Hughes Co.(a)	28,351	837,205
Cactus, Inc. (Class A Stock)	16,104	809,387
ChampionX Corp.	29,341	850,596
Halliburton Co.	498,421	19,612,866
Liberty Energy, Inc. (Class A Stock)	144,073	2,306,609
NOV, Inc.	72,254	1,509,386
Schlumberger Ltd.	12,446	665,363
TechnipFMC PLC (United Kingdom)*	398,963	4,863,359
Tenaris SA, ADR	22,552	792,928
TGS ASA (Norway)	48,165	651,307
Tidewater, Inc.*	71,995	2,653,016
Worley Ltd. (Australia)	1,012,407	10,327,021

		45,879,043

Entertainment — 0.5%
Activision Blizzard, Inc.	98,752	7,559,466
AMC Entertainment Holdings, Inc. (Class A Stock)*(a)	38,563	156,951
Endeavor Group Holdings, Inc. (Class A Stock)*(a)	30,790	694,007
Liberty Media Corp.-Liberty Formula One (Class C Stock) *	67,491	4,034,612
Madison Square Garden Sports Corp.(a)	5,057	927,100
Netflix, Inc.*	68,945	20,330,502
ROBLOX Corp. (Class A Stock)*(a)	31,548	897,856
Roku, Inc.*	14,407	586,365
Walt Disney Co. (The)*	334,597	29,069,787
Warner Music Group Corp. (Class A Stock)(a)	39,812	1,394,216

		65,650,862

Equity Real Estate Investment Trusts (REITs) — 2.2%
Acadia Realty Trust	344,131	4,938,280
Alexandria Real Estate Equities, Inc.	52,551	7,655,104
American Homes 4 Rent (Class A Stock)	243,609	7,342,375
American Tower Corp.	52,518	11,126,464
Apartment Income REIT Corp.	77,068	2,644,203
Apple Hospitality REIT, Inc.	144,362	2,278,032
AvalonBay Communities, Inc.	47,943	7,743,753
Big Yellow Group PLC (United Kingdom)	45,501	630,250
Camden Property Trust	36,363	4,068,292
Canadian Apartment Properties REIT (Canada)	27,059	852,938

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
CapitaLand Integrated Commercial Trust (Singapore)	975,100	$1,487,234
Crown Castle, Inc.	18,803	2,550,439
CubeSmart(a)	188,676	7,594,209
Derwent London PLC (United Kingdom)	27,645	791,235
Digital Core REIT Management Pte Ltd. (Singapore)	815,900	449,197
Douglas Emmett, Inc.	174,237	2,732,036
EastGroup Properties, Inc.	35,494	5,255,242
Equinix, Inc.	36,854	24,140,476
Equity LifeStyle Properties, Inc.	192,190	12,415,474
Equity Residential	69,612	4,107,108
Essex Property Trust, Inc.	37,616	7,971,583
Extra Space Storage, Inc.(a)	36,858	5,424,760
Federal Realty Investment Trust	2,262	228,552
Gecina SA (France)	4,333	441,446
Goodman Group (Australia)	131,174	1,542,653
Granite Real Estate Investment Trust (Canada)	15,541	792,889
Great Portland Estates PLC (United Kingdom)	1,015,630	6,053,110
Hoshino Resorts REIT, Inc. (Japan)	140	754,038
Host Hotels & Resorts, Inc.	43,335	695,527
Industrial & Infrastructure Fund Investment Corp. (Japan)	906	1,045,779
Invincible Investment Corp. (Japan)	1,321	511,877
JBG SMITH Properties	70,918	1,346,024
Kilroy Realty Corp.	53,723	2,077,468
Kimco Realty Corp.	41,577	880,601
Lendlease Global Commercial REIT (Singapore)	746,000	392,616
Mitsui Fudosan Logistics Park, Inc. (Japan)	239	873,662
Pebblebrook Hotel Trust(a)	106,221	1,422,299
PotlatchDeltic Corp.	67,848	2,984,634
Prologis, Inc.	222,895	25,126,953
Public Storage	52,057	14,585,851
Rayonier, Inc.(a)	105,222	3,468,117
Regency Centers Corp.	68,717	4,294,813
Rexford Industrial Realty, Inc.	234,086	12,790,459
Saul Centers, Inc.	25,216	1,025,787
SBA Communications Corp.	98,989	27,747,607
Scentre Group (Australia)	4,261,979	8,296,199
Simon Property Group, Inc.	95,295	11,195,257
SL Green Realty Corp.(a)	11,194	377,462
Sun Communities, Inc.	28,529	4,079,647
Terreno Realty Corp.	110,700	6,295,509
Tokyu REIT, Inc. (Japan)	310	488,434
UNITE Group PLC (The) (United Kingdom)	92,431	1,014,033
Ventas, Inc.	62,187	2,801,524
Warehouses De Pauw CVA (Belgium)	42,487	1,217,116
Welltower, Inc.(a)	173,158	11,350,507
Weyerhaeuser Co.	86,479	2,680,849
WP Carey, Inc.(a)	25,363	1,982,118

		287,060,101

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing — 0.7%
BJ’s Wholesale Club Holdings, Inc.*	36,502	$2,414,972
Casey’s General Stores, Inc.(a)	11,067	2,482,881
Costco Wholesale Corp.	61,338	28,000,797
Seven&iHoldings Co. Ltd. (Japan)	372,100	15,946,857
Sprouts Farmers Market, Inc.*(a)	90,334	2,924,112
Walmart, Inc.	229,035	32,474,873
Welcia Holdings Co. Ltd. (Japan)	171,600	4,000,049

		88,244,541

Food Products — 0.9%
Bakkafrost P/F (Faroe Islands)	21,373	1,334,257
Barry Callebaut AG (Switzerland)	3,780	7,464,559
Bunge Ltd.	21,846	2,179,575
Conagra Brands, Inc.	218,581	8,459,085
Darling Ingredients, Inc.*	107,891	6,752,898
Flowers Foods, Inc.(a)	58,625	1,684,883
Freshpet, Inc.*(a)	15,075	795,508
Kraft Heinz Co. (The)	104,962	4,273,003
Mondelez International, Inc. (Class A Stock)	272,439	18,158,059
Mriya Agro Holding PLC (Ukraine)*^	1,223	15
Mriya Recovery Certificates (Ukraine)*^	1,359,527	14,553
Nestle SA	463,866	53,580,899
Post Holdings, Inc.*(a)	29,196	2,635,231
TreeHouse Foods, Inc.*	33,440	1,651,267
Wilmar International Ltd. (China)	4,244,100	13,221,968

		122,205,760

Gas Utilities — 0.1%
Beijing Enterprises Holdings Ltd. (China)	1,045,000	3,336,474
Chesapeake Utilities Corp.	6,248	738,389
National Fuel Gas Co.(a)	27,940	1,768,602
ONE Gas, Inc.(a)	29,555	2,237,905
Southwest Gas Holdings, Inc.(a)	29,365	1,817,106

		9,898,476

Health Care Equipment & Supplies — 1.3%
Abbott Laboratories	135,226	14,846,463
Alcon, Inc. (Switzerland)	75,173	5,158,294
Atrion Corp.	3,023	1,691,217
Avanos Medical, Inc.*	86,845	2,350,026
Becton, Dickinson & Co.	103,596	26,344,463
Boston Scientific Corp.*	37,800	1,749,006
Dexcom, Inc.*(a)	108,941	12,336,479
Elekta AB (Sweden) (Class B Stock)	879,700	5,306,309
Enovis Corp.*	13,079	699,988
Envista Holdings Corp.*	26,105	878,955
EssilorLuxottica SA (France)	70,508	12,757,238
ICU Medical, Inc.*(a)	7,308	1,150,864
Inari Medical, Inc.*	11,170	709,965
Inspire Medical Systems, Inc.*	3,185	802,238
Insulet Corp.*(a)	11,255	3,313,359
Intuitive Surgical, Inc.*	80,483	21,356,164
Koninklijke Philips NV (Netherlands)	474,149	7,134,625
Medtronic PLC	50,090	3,892,995
Nevro Corp.*	10,597	419,641
Novocure Ltd.*(a)	14,984	1,099,076

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
Penumbra, Inc.*(a)	18,978	$4,221,846
QuidelOrtho Corp.*	7,476	640,469
Shockwave Medical, Inc.*	5,797	1,191,921
Siemens Healthineers AG (Germany), 144A	263,910	13,164,267
STERIS PLC	23,485	4,337,445
Stryker Corp.	52,533	12,843,793
Zimmer Biomet Holdings, Inc.	118,382	15,093,705

		175,490,811

Health Care Providers & Services — 1.4%
Acadia Healthcare Co., Inc.*	28,670	2,360,114
Amedisys, Inc.*	6,953	580,854
AmerisourceBergen Corp.	31,700	5,253,007
Centene Corp.*	126,242	10,353,106
Cigna Corp.	32,277	10,694,661
CVS Health Corp.	87,866	8,188,233
Elevance Health, Inc.	46,389	23,796,165
Fresenius SE & Co. KGaA (Germany)	306,775	8,568,815
Guardant Health, Inc.*	36,327	988,094
HCA Healthcare, Inc.	17,429	4,182,263
Humana, Inc.	30,643	15,695,038
McKesson Corp.	23,038	8,642,015
Molina Healthcare, Inc.*	27,779	9,173,181
Patterson Cos., Inc.	23,398	655,846
Pennant Group, Inc. (The)*	78,975	867,146
Select Medical Holdings Corp.	143,191	3,555,433
U.S. Physical Therapy, Inc.(a)	21,172	1,715,567
UnitedHealth Group, Inc.	137,767	73,041,308

		188,310,846

Health Care Technology — 0.1%
Phreesia, Inc.*	29,884	967,046
Teladoc Health, Inc.*(a)	21,034	497,454
Veeva Systems, Inc. (Class A Stock)*	34,702	5,600,209

		7,064,709

Hotels, Restaurants & Leisure — 1.1%
Airbnb, Inc. (Class A Stock)*	40,063	3,425,386
Aramark	30,424	1,257,728
Booking Holdings, Inc.*	6,537	13,173,885
Chipotle Mexican Grill, Inc.*(a)	9,599	13,318,516
Choice Hotels International, Inc.	14,268	1,607,148
Compass Group PLC (United Kingdom)	678,152	15,659,908
DraftKings, Inc. (Class A Stock)*(a)	87,341	994,814
H World Group Ltd. (China)	138,600	590,913
Hilton Worldwide Holdings, Inc.	90,639	11,453,144
InterContinental Hotels Group PLC (United Kingdom)	15,155	869,576
Jack in the Box, Inc.(a)	24,238	1,653,759
Kyoritsu Maintenance Co. Ltd. (Japan)	14,100	629,501
Las Vegas Sands Corp.*(a)	150,411	7,230,257
Marriott International, Inc. (Class A Stock)	75,999	11,315,491
Marriott Vacations Worldwide Corp.	12,180	1,639,306
McDonald’s Corp.	108,027	28,468,355
MGM Resorts International	164,042	5,500,328

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Papa John’s International, Inc.(a)	14,251	$1,173,000
Planet Fitness, Inc. (Class A Stock)*(a)	16,371	1,290,035
Red Robin Gourmet Burgers, Inc.*(a)	159,944	892,488
Starbucks Corp.	181,844	18,038,925
Vail Resorts, Inc.(a)	6,997	1,667,735
Wingstop, Inc.(a)	16,649	2,291,235
Wynn Resorts Ltd.*(a)	81,055	6,684,606

		150,826,039

Household Durables — 0.3%
Meritage Homes Corp.*	39,271	3,620,786
NVR, Inc.*	1,426	6,577,539
Panasonic Holdings Corp. (Japan)	982,200	8,220,053
Persimmon PLC (United Kingdom)	415,666	6,094,756
Sony Group Corp. (Japan)	183,000	13,948,557
Tempur Sealy International, Inc.(a)	74,220	2,547,972

		41,009,663

Household Products — 0.4%
Colgate-Palmolive Co.	34,207	2,695,170
Kimberly-Clark Corp.	43,594	5,917,885
Procter & Gamble Co. (The)	303,052	45,930,561

		54,543,616

Independent Power & Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd. (Japan)	383,700	6,093,869
Vistra Corp.	61,388	1,424,202

		7,518,071

Industrial Conglomerates — 0.9%
DCC PLC (United Kingdom)	134,750	6,625,920
General Electric Co.	479,499	40,177,221
Honeywell International, Inc.	128,466	27,530,264
Melrose Industries PLC (United Kingdom)	5,689,446	9,166,294
Siemens AG (Germany)	281,037	38,741,322

		122,241,021

Insurance — 2.2%
AIA Group Ltd. (Hong Kong)	493,600	5,451,018
American International Group, Inc.	330,740	20,915,997
Assurant, Inc.	51,261	6,410,701
AXA SA (France)	922,693	25,702,111
Axis Capital Holdings Ltd.	62,320	3,375,874
Chubb Ltd.	116,562	25,713,577
CNA Financial Corp.	22,740	961,447
Definity Financial Corp. (Canada)(a)	110,262	3,133,591
Direct Line Insurance Group PLC (United Kingdom)	1,591,628	4,242,292
Fidelity National Financial, Inc.	32,487	1,222,161
First American Financial Corp.	25,544	1,336,973
Hanover Insurance Group, Inc. (The)(a)	16,886	2,281,805
Hartford Financial Services Group, Inc. (The)(a)	257,186	19,502,414
Kemper Corp.	44,945	2,211,294
Manulife Financial Corp. (Canada)	471,427	8,408,391

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
Markel Corp.*	804	$1,059,262
Marsh & McLennan Cos., Inc.	70,410	11,651,447
MetLife, Inc.	203,073	14,696,393
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	76,852	24,859,376
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	7,876,000	7,446,726
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	622,000	4,086,382
RenaissanceRe Holdings Ltd. (Bermuda)	81,603	15,033,721
Sampo OYJ (Finland) (Class A Stock)	325,252	16,987,752
Selective Insurance Group, Inc.(a)	35,523	3,147,693
Storebrand ASA (Norway)	1,235,976	10,741,941
Sun Life Financial, Inc. (Canada)(a)	351,720	16,326,146
Tokio Marine Holdings, Inc. (Japan)	799,900	17,087,779
Zurich Insurance Group AG (Switzerland)	37,026	17,701,292

		291,695,556

Interactive Media & Services — 1.5%
Alphabet, Inc. (Class A Stock)*	641,679	56,615,338
Alphabet, Inc. (Class C Stock)*	928,874	82,418,990
IAC, Inc.*	30,332	1,346,741
Meta Platforms, Inc. (Class A Stock)*	307,519	37,006,836
NAVER Corp. (South Korea)	32,755	4,658,451
Pinterest, Inc. (Class A Stock)*	70,532	1,712,517
Snap, Inc. (Class A Stock)*	109,761	982,361
Tencent Holdings Ltd. (China)	80,200	3,400,509
Z Holdings Corp. (Japan)	1,927,600	4,814,212
ZoomInfo Technologies, Inc.*(a)	52,575	1,583,033

		194,538,988

Internet & Direct Marketing Retail — 0.9%
Alibaba Group Holding Ltd. (China), ADR*	20,846	1,836,324
Amazon.com, Inc.*	1,219,869	102,468,996
ASOS PLC (United Kingdom)*(a)	236,267	1,450,873
DoorDash, Inc. (Class A Stock)*(a)	21,549	1,052,022
RealReal, Inc. (The)*(a)	429,022	536,278
Zalando SE (Germany), 144A*	172,612	6,076,775

		113,421,268

IT Services — 1.9%
Accenture PLC (Class A Stock)	139,321	37,176,416
Adyen NV (Netherlands), 144A*	2,820	3,914,865
Affirm Holdings, Inc.*(a)	18,775	181,554
Amadeus IT Group SA (Spain)*	134,928	6,999,764
Block, Inc.*	52,292	3,286,029
Cloudflare, Inc. (Class A Stock)*(a)	22,234	1,005,199
Cognizant Technology Solutions Corp. (Class A Stock)	43,016	2,460,085
Euronet Worldwide, Inc.*	18,131	1,711,204
Fiserv, Inc.*	313,719	31,707,579
FleetCor Technologies, Inc.*	103,516	19,013,819
Global Payments, Inc.	154,640	15,358,845
GoDaddy, Inc. (Class A Stock)*	9,480	709,294

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
IT Services (cont’d.)
Mastercard, Inc. (Class A Stock)	119,912	$41,697,000
MongoDB, Inc.*(a)	36,818	7,247,255
NTT Data Corp. (Japan)	1,032,700	15,049,264
Okta, Inc.*	19,653	1,342,889
Payoneer Global, Inc.*	253,418	1,386,196
Snowflake, Inc. (Class A Stock)*	32,754	4,701,509
SS&C Technologies Holdings, Inc.	16,126	839,520
Toast, Inc. (Class A Stock)*(a)	31,964	576,311
Twilio, Inc. (Class A Stock)*	25,207	1,234,135
Visa, Inc. (Class A Stock)(a)	270,457	56,190,146
WEX, Inc.*	10,717	1,753,837

		255,542,715

Leisure Products — 0.0%
Mattel, Inc.*(a)	87,494	1,560,893
Peloton Interactive, Inc. (Class A Stock)*(a)	91,688	728,003

		2,288,896

Life Sciences Tools & Services — 0.8%
Adaptive Biotechnologies Corp.*	200,729	1,533,570
Agilent Technologies, Inc.	80,094	11,986,067
Avantor, Inc.*	44,370	935,763
Bruker Corp.	48,852	3,339,034
Charles River Laboratories International, Inc.*	11,322	2,467,064
Danaher Corp.	124,216	32,969,411
Evotec SE (Germany)*	196,131	3,190,685
Illumina, Inc.*	10,671	2,157,676
Mettler-Toledo International, Inc.*	4,400	6,359,980
Repligen Corp.*(a)	10,081	1,706,814
Thermo Fisher Scientific, Inc.	68,463	37,701,889
West Pharmaceutical Services, Inc.	8,770	2,064,019

		106,411,972

Machinery — 0.8%
AGCO Corp.	23,609	3,274,332
Alamo Group, Inc.	12,434	1,760,654
Alfa Laval AB (Sweden)	24,145	698,451
Caterpillar, Inc.	4,848	1,161,387
Chart Industries, Inc.*(a)	7,808	899,716
Cummins, Inc.(a)	82,777	20,056,039
Deere & Co.(a)	5,803	2,488,094
Epiroc AB (Sweden) (Class A Stock)	111,768	2,035,196
Epiroc AB (Sweden) (Class B Stock)	65,139	1,047,904
Esab Corp.(a)	46,164	2,166,015
Helios Technologies, Inc.	42,478	2,312,502
Hillenbrand, Inc.	36,035	1,537,613
Ingersoll Rand, Inc.	246,804	12,895,509
KION Group AG (Germany)	166,929	4,754,402
Metso Outotec OYJ (Finland)	348,268	3,586,282
Middleby Corp. (The)*	24,588	3,292,333
Mueller Water Products, Inc. (Class A Stock)	246,893	2,656,569
Otis Worldwide Corp.	90,925	7,120,337
PACCAR, Inc.	84,305	8,343,666
RBC Bearings, Inc.*(a)	7,781	1,628,952
Sandvik AB (Sweden)	236,799	4,279,334

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
SMC Corp. (Japan)	9,100	$3,799,740
Stanley Black & Decker, Inc.	117,409	8,819,764
THK Co. Ltd. (Japan)	182,700	3,454,521
Timken Co. (The)(a)	15,713	1,110,438
Toro Co. (The)	18,976	2,148,083
Weir Group PLC (The) (United Kingdom)	200,051	4,023,913

		111,351,746

Media — 0.3%
Comcast Corp. (Class A Stock)	176,027	6,155,664
CyberAgent, Inc. (Japan)	818,400	7,286,039
Liberty Broadband Corp. (Class C Stock)*	7,741	590,406
Nexstar Media Group, Inc.(a)	4,497	787,110
Scholastic Corp.	63,663	2,512,142
Stroeer SE & Co. KGaA (Germany)	80,454	3,743,189
Trade Desk, Inc. (The) (Class A Stock)*(a)	85,398	3,828,392
WPP PLC (United Kingdom)	1,168,889	11,548,609

		36,451,551

Metals & Mining — 1.3%
Adriatic Metals PLC (Bosnia and Herzegowina), CDI*	240,640	513,653
Alpha Metallurgical Resources, Inc.	8,826	1,292,038
Alrosa PJSC (Russia)*^	1,356,440	2
Anglo American PLC (South Africa)	20,123	788,014
Antofagasta PLC (Chile)	575,176	10,737,160
BHP Group Ltd. (Australia) (XASX)	745,368	23,089,224
BHP Group Ltd. (Australia) (XLON)	428,497	13,316,314
BlueScope Steel Ltd. (Australia)	177,672	2,024,969
Boliden AB (Sweden)	143,100	5,375,150
Capricorn Metals Ltd. (Australia)*	39,875	125,038
Carpenter Technology Corp.	47,551	1,756,534
Central Asia Metals PLC (United Kingdom)	471,226	1,420,459
ERO Copper Corp. (Brazil)*	40,872	562,669
Franco-Nevada Corp. (Canada)	26,522	3,615,336
Glencore PLC (Australia)	970,719	6,473,382
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	245,941	867,069
IGO Ltd. (Australia)	2,463,157	22,531,367
Impala Platinum Holdings Ltd. (South Africa)	25,498	320,430
K92 Mining, Inc. (Canada)*	533,992	3,024,903
Karora Resources, Inc. (Canada)*	542,472	1,862,995
Korea Zinc Co. Ltd. (South Korea)	930	416,781
MMC Norilsk Nickel PJSC (Russia)^	5,243	—
Newmont Corp.	46,407	2,190,410
Nippon Steel Corp. (Japan)	157,200	2,727,599
Norsk Hydro ASA (Norway)	381,725	2,852,389
Northern Star Resources Ltd. (Australia)	653,479	4,890,191
Nucor Corp.(a)	34,669	4,569,721
Orla Mining Ltd. (Canada)*	214,198	866,917
Osisko Mining, Inc. (Canada)*	223,426	577,541
OZ Minerals Ltd. (Australia)	125,309	2,361,970
Perseus Mining Ltd. (Australia)	2,398,792	3,451,779

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Polyus PJSC (Russia)*^	4,693	$—
POSCO Holdings, Inc. (South Korea)	13,445	2,942,464
Reliance Steel & Aluminum Co.	54,432	11,019,214
Rhyolite Resources Ltd. (Canada)*	476,727	52,813
Rio Tinto Ltd. (Australia)	95,775	7,559,098
Rio Tinto PLC (Australia)	104,044	7,323,037
Royal Gold, Inc.(a)	4,106	462,828
Sibanye Stillwater Ltd. (South Africa)	81,560	216,234
South32 Ltd. (Australia)	3,040,727	8,336,546
Southern Copper Corp. (Mexico)(a)	29,745	1,796,301
Steel Dynamics, Inc.(a)	73,298	7,161,215
Tietto Minerals Ltd. (Australia)*(a)	3,154,115	1,518,485
Vale SA (Brazil)	47,986	812,981
Victoria Gold Corp. (Canada)*	144,216	761,554
Wesdome Gold Mines Ltd. (Canada)*	518,853	2,866,337
Wheaton Precious Metals Corp. (Brazil)	27,916	1,090,662

		178,521,773

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Annaly Capital Management, Inc.(a)	55,876	1,177,866
Franklin BSP Realty Trust, Inc.(a)	142,144	1,833,658
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	34,852	1,010,011
PennyMac Mortgage Investment Trust(a)	151,062	1,871,658

		5,893,193

Multiline Retail — 0.2%
Dollar General Corp.	47,824	11,776,660
Dollar Tree, Inc.*(a)	44,759	6,330,713
Kohl’s Corp.(a)	76,025	1,919,631
Next PLC (United Kingdom)	117,137	8,207,879
Ollie’s Bargain Outlet Holdings, Inc.*(a)	23,881	1,118,586

		29,353,469

Multi-Utilities — 0.7%
Ameren Corp.(a)	157,571	14,011,213
CMS Energy Corp.	81,936	5,189,007
Dominion Energy, Inc.	285,599	17,512,931
DTE Energy Co.	51,405	6,041,630
Engie SA (France)	1,302,031	18,626,971
National Grid PLC (United Kingdom)	944,266	11,311,700
NorthWestern Corp.	21,595	1,281,447
Sempra Energy	65,681	10,150,342
WEC Energy Group, Inc.	85,549	8,021,074

		92,146,315

Oil, Gas & Consumable Fuels — 2.5%
Canadian Natural Resources Ltd. (Canada)	28,052	1,557,777
Cheniere Energy, Inc.	37,109	5,564,866
Chesapeake Energy Corp.(a)	34,925	3,295,872
Chevron Corp.	267,198	47,959,369
ConocoPhillips	355,121	41,904,278
Devon Energy Corp.	51,891	3,191,815
EOG Resources, Inc.	158,798	20,567,517
Equinor ASA (Norway)	841,975	30,260,814

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Equitrans Midstream Corp.	62,296	$417,383
Exxon Mobil Corp.	495,109	54,610,523
Galp Energia SGPS SA (Portugal)	134,770	1,818,133
Hess Corp.	109,828	15,575,807
Kosmos Energy Ltd. (Ghana)*	233,088	1,482,440
Magnolia Oil & Gas Corp. (Class A Stock)(a)	214,249	5,024,139
Marathon Petroleum Corp.(a)	112,302	13,070,830
Matador Resources Co.	12,240	700,617
NAC Kazatomprom JSC (Kazakhstan), GDR	87,163	2,447,848
Ovintiv, Inc.	30,979	1,570,945
PDC Energy, Inc.(a)	36,810	2,336,699
Pioneer Natural Resources Co.	43,750	9,992,062
Shell PLC (Netherlands)	91,029	2,566,182
Shell PLC (Netherlands), ADR(a)	212,674	12,111,784
SM Energy Co.	73,584	2,562,931
TC Energy Corp. (Canada)(a)	24,569	979,320
Texas Pacific Land Corp.(a)	1,064	2,494,261
TotalEnergies SE (France)(a)	548,339	34,420,996
TotalEnergies SE (France), ADR(a)	187,138	11,617,527
Woodside Energy Group Ltd. (Australia)	79,627	1,915,784

		332,018,519

Paper & Forest Products — 0.1%
Mondi PLC (Austria)	13,598	229,955
Stora Enso OYJ (Finland) (Class R Stock)	665,164	9,378,487
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	51,661	654,270
UPM-Kymmene OYJ (Finland)	37,929	1,419,356
West Fraser Timber Co. Ltd. (Canada) (TSE)	4,620	333,602
West Fraser Timber Co. Ltd. (Canada) (NYSE)	21,625	1,563,271

		13,578,941

Personal Products — 0.4%
BellRing Brands, Inc.*(a)	42,801	1,097,418
Estee Lauder Cos., Inc. (The) (Class A Stock)	47,605	11,811,276
L’Oreal SA (France)	42,675	15,281,822
Unilever PLC (United Kingdom)	577,778	29,170,764

		57,361,280

Pharmaceuticals — 2.9%
Arvinas, Inc.*(a)	32,784	1,121,541
Astellas Pharma, Inc. (Japan)	1,262,900	19,203,196
AstraZeneca PLC (United Kingdom), ADR	503,721	34,152,284
Bayer AG (Germany)	272,546	14,027,971
Bristol-Myers Squibb Co.	158,790	11,424,941
DICE Therapeutics, Inc.*(a)	33,857	1,056,338
Elanco Animal Health, Inc.*	199,310	2,435,568
Eli Lilly & Co.	133,474	48,830,128
GSK PLC, ADR	229,203	8,054,193
Ipsen SA (France)	34,167	3,675,024

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Johnson & Johnson	313,372	$55,357,164
Merck & Co., Inc.	350,026	38,835,385
Novartis AG (Switzerland)	293,378	26,549,962
Novo Nordisk A/S (Denmark), ADR	16,300	2,206,042
Otsuka Holdings Co. Ltd. (Japan)	233,500	7,615,075
Pacira BioSciences, Inc.*	29,922	1,155,288
Pfizer, Inc.	508,227	26,041,551
Roche Holding AG	99,485	31,261,923
Royalty Pharma PLC (Class A Stock)	47,371	1,872,102
Sanofi (France)	314,275	30,304,466
Viatris, Inc.	924,473	10,289,385
Zoetis, Inc.	88,688	12,997,226

		388,466,753

Professional Services — 0.4%
ALS Ltd. (Australia)	327,946	2,718,973
Booz Allen Hamilton Holding Corp.	38,673	4,042,102
CoStar Group, Inc.*	58,163	4,494,837
Huron Consulting Group, Inc.*	28,570	2,074,182
Korn Ferry(a)	34,550	1,748,921
Recruit Holdings Co. Ltd. (Japan)	322,000	10,079,237
TechnoPro Holdings, Inc. (Japan)	360,400	9,595,025
Teleperformance (France)	39,385	9,415,593
TransUnion	119,074	6,757,449

		50,926,319

Real Estate Management & Development — 0.2%
eXp World Holdings, Inc.(a)	53,816	596,281
Hongkong Land Holdings Ltd. (Hong Kong)	304,500	1,400,949
Howard Hughes Corp. (The)*	5,124	391,576
Katitas Co. Ltd. (Japan)	35,100	801,238
Kojamo OYJ (Finland)	65,572	969,745
Mitsui Fudosan Co. Ltd. (Japan)	829,700	15,164,406
Opendoor Technologies, Inc.*(a)	203,332	235,865
Shurgard Self Storage SA (Belgium)	22,816	1,046,217
St. Joe Co. (The)(a)	33,038	1,276,919
StorageVault Canada, Inc. (Canada)	140,875	626,342
Sun Hung Kai Properties Ltd. (Hong Kong)	105,666	1,443,331
Tokyo Tatemono Co. Ltd. (Japan)	53,600	648,901
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	211,000	1,228,894
Zillow Group, Inc. (Class C Stock)*(a)	12,058	388,388

		26,219,052

Road & Rail — 0.5%
Canadian Pacific Railway Ltd. (Canada)(a)	131,449	9,804,781
Central Japan Railway Co. (Japan)	52,500	6,445,931
CSX Corp.	453,405	14,046,487
J.B. Hunt Transport Services, Inc.(a)	46,059	8,030,847
Norfolk Southern Corp.	3,068	756,017
Old Dominion Freight Line, Inc.	46,571	13,215,918
Ryder System, Inc.(a)	38,789	3,241,597
Saia, Inc.*(a)	39,869	8,359,732
Uber Technologies, Inc.*	201,141	4,974,217

	Shares	Value
COMMON STOCKS (continued)
Road & Rail (cont’d.)
Union Pacific Corp.	3,591	$743,588

		69,619,115

Semiconductors & Semiconductor Equipment — 2.6%
Advanced Micro Devices, Inc.*	288,701	18,699,164
Analog Devices, Inc.	30,327	4,974,538
Applied Materials, Inc.	65,782	6,405,851
ASML Holding NV (Netherlands) (XAMS)	44,184	24,091,419
ASML Holding NV (Netherlands) (XNGS)	16,277	8,893,753
Broadcom, Inc.	121,107	67,714,557
Enphase Energy, Inc.*	18,500	4,901,760
Entegris, Inc.	48,782	3,199,611
First Solar, Inc.*	8,300	1,243,257
KLA Corp.	49,860	18,798,716
Lam Research Corp.	17,595	7,395,179
Lattice Semiconductor Corp.*(a)	34,042	2,208,645
MACOM Technology Solutions Holdings, Inc.*(a)	10,731	675,838
Marvell Technology, Inc.	320,310	11,864,282
Micron Technology, Inc.(a)	170,900	8,541,582
Monolithic Power Systems, Inc.(a)	18,174	6,426,508
NVIDIA Corp.	397,685	58,117,686
NXP Semiconductors NV (China)	87,210	13,781,796
QUALCOMM, Inc.(a)	120,153	13,209,621
Renesas Electronics Corp. (Japan)*	470,100	4,154,868
Semtech Corp.*	55,827	1,601,677
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1,992,749	28,941,617
Texas Instruments, Inc.	90,268	14,914,079
Tokyo Electron Ltd. (Japan)	28,200	8,285,970
Wolfspeed, Inc.*(a)	14,007	967,043

		340,009,017

Software — 3.7%
Adobe, Inc.*	51,511	17,334,997
Atlassian Corp. (Class A Stock)*(a)	23,768	3,058,466
Bill.com Holdings, Inc.*(a)	20,231	2,204,370
Black Knight, Inc.*	49,581	3,061,627
Cadence Design Systems, Inc.*	66,899	10,746,655
CommVault Systems, Inc.*	22,015	1,383,423
Confluent, Inc. (Class A Stock)*(a)	113,674	2,528,110
Coupa Software, Inc.*	19,250	1,524,022
Crowdstrike Holdings, Inc. (Class A Stock)*	37,957	3,996,493
Datadog, Inc. (Class A Stock)*(a)	36,003	2,646,220
Descartes Systems Group, Inc. (The) (Canada)*(a)	53,989	3,760,334
DocuSign, Inc.*	28,510	1,580,024
Dynatrace, Inc.*	22,187	849,762
Fair Isaac Corp.*(a)	5,035	3,013,850
Five9, Inc.*(a)	22,041	1,495,702
Fortinet, Inc.*	169,511	8,287,393
Gen Digital, Inc.	176,464	3,781,624
HashiCorp, Inc. (Class A Stock)*(a)	54,481	1,489,511
HubSpot, Inc.*	15,835	4,578,374
Intuit, Inc.	45,369	17,658,522
Manhattan Associates, Inc.*	6,906	838,388

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Software (cont’d.)
Microsoft Corp.(a)	1,037,361	$248,779,915
Palantir Technologies, Inc. (Class A Stock)*(a)	137,941	885,581
Palo Alto Networks, Inc.*(a)	32,066	4,474,490
Paylocity Holding Corp.*	10,119	1,965,717
Procore Technologies, Inc.*	26,865	1,267,491
Roper Technologies, Inc.	46,217	19,969,904
Salesforce, Inc.*	344,569	45,686,404
SAP SE (Germany)	155,154	16,018,213
SentinelOne, Inc. (Class A Stock)*	141,948	2,071,021
ServiceNow, Inc.*	36,630	14,222,330
Splunk, Inc.*	20,325	1,749,779
SPS Commerce, Inc.*(a)	13,707	1,760,390
Synopsys, Inc.*	45,631	14,569,522
Unity Software, Inc.*(a)	10,268	293,562
VMware, Inc. (Class A Stock)*	17,820	2,187,583
Workday, Inc. (Class A Stock)*	46,222	7,734,327
Workiva, Inc.*(a)	10,200	856,494
Zoom Video Communications, Inc. (Class A Stock)*	64,242	4,351,753
Zscaler, Inc.*(a)	9,079	1,015,940

		485,678,283

Specialty Retail — 1.2%
AutoZone, Inc.*	4,666	11,507,196
Burlington Stores, Inc.*(a)	66,963	13,577,418
Five Below, Inc.*(a)	12,972	2,294,358
Floor & Decor Holdings, Inc. (Class A Stock)*(a)	34,028	2,369,370
GameStop Corp. (Class A Stock)*(a)	23,360	431,226
Home Depot, Inc. (The)	150,489	47,533,455
Kingfisher PLC (United Kingdom)	3,735,489	10,613,368
Lowe’s Cos., Inc.	52,615	10,483,012
Monro, Inc.(a)	44,949	2,031,695
Murphy USA, Inc.(a)	10,628	2,970,951
O’Reilly Automotive, Inc.*	17,898	15,106,449
RH*(a)	4,141	1,106,434
Ross Stores, Inc.(a)	127,127	14,755,631
TJX Cos., Inc. (The)	139,179	11,078,648
Ulta Beauty, Inc.*	13,311	6,243,791
Williams-Sonoma, Inc.(a)	4,750	545,870

		152,648,872

Technology Hardware, Storage & Peripherals — 2.1%
Apple, Inc.	1,942,829	252,431,772
Dell Technologies, Inc. (Class C Stock)	21,516	865,374
Pure Storage, Inc. (Class A Stock)*	173,903	4,653,644
Samsung Electronics Co. Ltd. (South Korea)	412,139	18,090,117
Western Digital Corp.*	121,673	3,838,783

		279,879,690

Textiles, Apparel & Luxury Goods — 0.5%
Deckers Outdoor Corp.*	4,488	1,791,430
Dr. Martens PLC (United Kingdom)	1,061,494	2,409,011
Kering SA (France)	18,607	9,469,622
Lululemon Athletica, Inc.*	14,953	4,790,642
Moncler SpA (Italy)	184,160	9,785,691

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (cont’d.)
NIKE, Inc. (Class B Stock)	241,320	$28,236,853
Samsonite International SA, 144A*	1,928,700	5,064,201
Steven Madden Ltd.	46,811	1,496,079

		63,043,529

Thrifts & Mortgage Finance — 0.0%
Capitol Federal Financial, Inc.	149,049	1,289,274
PennyMac Financial Services, Inc.	31,672	1,794,536
WSFS Financial Corp.(a)	60,557	2,745,654

		5,829,464

Tobacco — 0.3%
Altria Group, Inc.	244,346	11,169,056
Philip Morris International, Inc.	283,021	28,644,555

		39,813,611

Trading Companies & Distributors — 0.4%
Air Lease Corp.	60,906	2,340,008
Ashtead Group PLC (United Kingdom)	188,861	10,728,210
Bunzl PLC (United Kingdom)	199,694	6,643,852
Ferguson PLC	23,371	2,967,416
GMS, Inc.*	40,926	2,038,114
Mitsubishi Corp. (Japan)	272,800	8,856,396
Rush Enterprises, Inc. (Class A Stock)	56,432	2,950,265
SiteOne Landscape Supply, Inc.*	10,847	1,272,570
Sumitomo Corp. (Japan)	597,200	9,927,309
Toromont Industries Ltd. (Canada)	34,259	2,472,265
United Rentals, Inc.*(a)	21,776	7,739,626

		57,936,031

Water Utilities — 0.0%
California Water Service Group(a)	34,652	2,101,297

Wireless Telecommunication Services — 0.4%
SoftBank Group Corp. (Japan)	114,200	4,829,857
T-Mobile US, Inc.*(a)	274,793	38,471,020
Vodafone Group PLC (United Kingdom), ADR(a)	766,351	7,755,472

		51,056,349

TOTAL COMMON STOCKS (cost $6,854,449,088)		7,018,438,212

PREFERRED STOCKS — 0.1%
Automobiles — 0.1%
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC)*	95,088	9,595,668

Electric Utilities — 0.0%
American Electric Power Co., Inc., CVT, 6.125%, Maturing 08/15/23(a)	20,918	1,078,951
NextEra Energy, Inc., CVT, 5.279%, Maturing 03/01/23	46,129	2,338,740
NextEra Energy, Inc., CVT, 6.926%, Maturing 09/01/25(a)	28,000	1,405,320

		4,823,011

Health Care Equipment & Supplies — 0.0%
Becton, Dickinson & Co., Series B, CVT, 6.000%, Maturing 06/01/23(a)	26,950	1,349,656

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

		Shares	Value

PREFERRED STOCKS (continued)
Life Sciences Tools & Services — 0.0%
Danaher Corp., Series B, CVT, 5.000%, Maturing 04/15/23(a)		1,601	$2,171,836

Wireless Telecommunication Services — 0.0%
2020 Cash Mandatory Exchangeable Trust, 144A, CVT, 5.250%, Maturing 06/01/23		544	623,707

TOTAL PREFERRED STOCKS (cost $16,082,458)			18,563,878

		Units

WARRANTS* — 0.0%
Aerospace & Defense
Triumph Group, Inc.		54,166	36,291

(cost $0)

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.5%
Automobiles — 0.1%
AmeriCredit Automobile Receivables Trust,
Series 2020-01, Class D
1.800%	12/18/25	1,210	1,141,674
Series 2021-01, Class C
0.890%	10/19/26	1,054	969,975
Series 2021-02, Class C
1.010%	01/19/27	1,825	1,659,228
CarMax Auto Owner Trust,
Series 2021-01, Class C
0.940%	12/15/26	685	619,807
Carvana Auto Receivables Trust,
Series 2021-N04, Class D
2.300%	09/11/28	3,575	3,245,950
Drive Auto Receivables Trust,
Series 2021-01, Class D
1.450%	01/16/29	990	927,749
Enterprise Fleet Funding LLC,
Series 2021-01, Class A2, 144A
0.440%	12/21/26	109	106,039
Exeter Automobile Receivables Trust,
Series 2021-02A, Class C
0.980%	06/15/26	765	735,155
Series 2021-04A, Class C
1.460%	10/15/27	1,655	1,557,702
Series 2022-03A, Class C
5.300%	09/15/27	1,470	1,441,467
Ford Credit Auto Owner Trust,
Series 2018-01, Class C, 144A
3.490%	07/15/31	2,090	1,990,949
Series 2020-02, Class C, 144A
1.740%	04/15/33	1,610	1,391,602
Series 2021-02, Class C, 144A
2.110%	05/15/34	1,425	1,218,129
GM Financial Automobile Leasing Trust,
Series 2021-02, Class C
1.010%	05/20/25	135	129,099

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
GMF Floorplan Owner Revolving Trust,
Series 2020-01, Class A, 144A
0.680%	08/15/25	265	$257,311
Hyundai Auto Receivables Trust,
Series 2019-B, Class C
2.400%	06/15/26	825	801,026
JPMorgan Chase Bank, NA,
Series 2021-02, Class D, 144A
1.138%	12/26/28	343	325,902
Santander Drive Auto Receivables Trust,
Series 2021-03, Class D
1.330%	09/15/27	1,750	1,621,382

			20,140,146

Collateralized Loan Obligations — 0.2%
522 Funding CLO Ltd. (Cayman Islands),
Series 2019-05A, Class AR, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)
5.194%(c)	04/15/35	3,820	3,674,015
AGL CLO Ltd. (Cayman Islands),
Series 2021-14A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.428%(c)	12/02/34	3,490	3,389,434
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2015-06BR, Class A, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)
5.433%(c)	07/20/34	1,755	1,681,983
CIFC Funding Ltd. (Cayman Islands),
Series 2019-05A, Class A1R1, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.219%(c)	01/15/35	3,940	3,835,106
Series 2020-03A, Class A1R, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
5.373%(c)	10/20/34	1,500	1,450,324
Invesco CLO Ltd. (Cayman Islands),
Series 2021-02A, Class A, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.199%(c)	07/15/34	1,715	1,669,771
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-37A, Class AR, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.149%(c)	07/15/33	2,075	2,043,722
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class AR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
5.119%(c)	04/15/34	1,580	1,539,525
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands),
Series 2021-40A, Class A, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 1.060%)
5.139%(c)	04/16/33	885	871,046
Series 2021-43A, Class A, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
5.209%(c)	07/17/35	1,065	1,042,099
OCP CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
5.363%(c)	07/20/29	1,491	1,476,142

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
OZLM Ltd. (Cayman Islands),
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
5.089%(c)	07/17/29	1,783	$1,760,701
Palmer Square CLO Ltd. (Cayman Islands),
Series 2021-02A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	07/15/34	1,465	1,429,955
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	01/15/35	1,830	1,772,173
Symphony CLO Ltd. (Cayman Islands),
Series 2018-20A, Class BR, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
5.729%(c)	01/16/32	2,270	2,195,798

			29,831,794

Equipment — 0.0%
MMAF Equipment Finance LLC,
Series 2020-A, Class A4, 144A
1.400%	08/09/30	875	763,462

Other — 0.1%
Driven Brands Funding LLC,
Series 2019-01A, Class A2, 144A
4.641%	04/20/49	890	813,224
Series 2020-02A, Class A2, 144A
3.237%	01/20/51	1,208	999,194
Series 2021-01A, Class A2, 144A
2.791%	10/20/51	1,426	1,130,572
Hardee’s Funding LLC,
Series 2021-01A, Class A2, 144A
2.865%	06/20/51	606	482,901
Hilton Grand Vacations Trust,
Series 2017-AA, Class A, 144A
2.660%	12/26/28	52	51,080
MVW LLC,
Series 2020-01A, Class A, 144A
1.740%	10/20/37	207	188,260
Series 2021-01WA, Class B, 144A
1.440%	01/22/41	420	380,496
MVW Owner Trust,
Series 2017-01A, Class A, 144A
2.420%	12/20/34	436	426,306
Planet Fitness Master Issuer LLC,
Series 2022-01A, Class A2I, 144A
3.251%	12/05/51	700	608,361
SBA Tower Trust,
Series 2014-02A, Class C, 144A
3.869%	10/08/49	1,665	1,590,891
ServiceMaster Funding LLC,
Series 2021-01, Class A2I, 144A
2.865%	07/30/51	1,296	1,017,204
Sierra Timeshare Receivables Funding LLC,
Series 2019-01A, Class A, 144A
3.200%	01/20/36	219	210,642

			7,899,131

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans — 0.1%
Navient Private Education Refi Loan Trust,
Series 2019-GA, Class A, 144A
2.400%	10/15/68	619	$566,622
Series 2020-GA, Class A, 144A
1.170%	09/16/69	394	349,726
Series 2021-A, Class A, 144A
0.840%	05/15/69	393	339,450
Series 2021-EA, Class A, 144A
0.970%	12/16/69	721	604,048
SMB Private Education Loan Trust,
Series 2016-A, Class A2A, 144A
2.700%	05/15/31	102	97,190
Series 2016-B, Class A2A, 144A
2.430%	02/17/32	266	254,138
Series 2016-C, Class A2A, 144A
2.340%	09/15/34	161	153,664
Series 2018-A, Class A2A, 144A
3.500%	02/15/36	1,186	1,130,021
Series 2018-C, Class A2A, 144A
3.630%	11/15/35	828	778,071
Series 2020-A, Class A2A, 144A
2.230%	09/15/37	440	400,953
Series 2020-B, Class A1A, 144A
1.290%	07/15/53	620	547,283
Series 2021-B, Class A, 144A
1.310%	07/17/51	2,041	1,821,614

			7,042,780

TOTAL ASSET-BACKED SECURITIES (cost $70,416,177)			65,677,313

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
Alen Mortgage Trust,
Series 2021-ACEN, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.468%(c)	04/15/34	1,795	1,647,530
Banc of America Merrill Lynch Commercial Mortgage Securities Trust,
Series 2021-JACX, Class B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
5.768%(c)	09/15/38	705	649,181
Benchmark Mortgage Trust,
Series 2018-B03, Class AS
4.195%(cc)	04/10/51	770	708,261
Series 2019-B12, Class XA, IO
1.033%(cc)	08/15/52	4,366	181,281
Series 2019-B14, Class XA, IO
0.778%(cc)	12/15/62	4,635	147,184
Series 2020-B17, Class XA, IO
1.416%(cc)	03/15/53	4,126	250,511
BSREP Commercial Mortgage Trust,
Series 2021-DC, Class C, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
5.868%(c)	08/15/38	1,280	1,140,819
BX Commercial Mortgage Trust,
Series 2021-VINO, Class A, 144A, 1 Month LIBOR + 0.652% (Cap N/A, Floor 0.652%)
4.970%(c)	05/15/38	250	240,669

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-CSMO, Class B, 144A, 1 Month SOFR + 3.141% (Cap N/A, Floor 3.141%)
7.476%(c)	06/15/27	1,835	$1,820,356
BX Trust,
Series 2021-ARIA, Class B, 144A, 1 Month LIBOR + 1.297% (Cap N/A, Floor 1.297%)
5.615%(c)	10/15/36	955	895,964
Series 2021-MFM01, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.018%(c)	01/15/34	246	238,049
CD Mortgage Trust,
Series 2017-CD03, Class B
3.984%(cc)	02/10/50	535	453,700
CGDB Commercial Mortgage Trust,
Series 2019-MOB, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
5.268%(c)	11/15/36	247	241,093
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class AS
4.026%	05/10/47	1,070	1,026,083
Series 2015-GC27, Class A5
3.137%	02/10/48	785	746,176
Series 2015-GC29, Class XA, IO
1.017%(cc)	04/10/48	2,423	44,846
Series 2015-GC33, Class XA, IO
0.872%(cc)	09/10/58	2,290	42,874
Series 2016-P06, Class XA, IO
0.561%(cc)	12/10/49	1,753	30,831
Commercial Mortgage Trust,
Series 2013-CR07, Class AM, 144A
3.314%	03/10/46	63	62,458
Series 2014-CR17, Class XA, IO
0.948%(cc)	05/10/47	1,435	12,822
Series 2014-LC17, Class XA, IO
0.663%(cc)	10/10/47	1,354	12,049
Series 2014-UBS06, Class XA, IO
0.836%(cc)	12/10/47	1,339	16,269
Series 2015-LC23, Class A2
3.221%	10/10/48	499	492,709
Series 2016-DC02, Class A5
3.765%	02/10/49	645	611,997
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class A, 144A, 1 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
5.298%(c)	05/15/36	105	103,842
DBUBS Mortgage Trust,
Series 2017-BRBK, Class B, 144A
3.530%(cc)	10/10/34	1,005	917,578
FREMF Mortgage Trust,
Series 2019-K92, Class B, 144A
4.198%(cc)	05/25/52	700	631,607
Great Wolf Trust,
Series 2019-WOLF, Class B, 144A, 1 Month LIBOR + 1.334% (Cap N/A, Floor 1.334%)
5.652%(c)	12/15/36	1,215	1,171,100

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-WOLF, Class C, 144A, 1 Month LIBOR + 1.633% (Cap N/A, Floor 1.633%)
5.951%(c)	12/15/36	1,130	$1,078,819
GS Mortgage Securities Corp. Trust,
Series 2021-ROSS, Class B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
5.918%(c)	05/15/26	1,210	1,092,576
GS Mortgage Securities Trust,
Series 2015-GC34, Class XA, IO
1.204%(cc)	10/10/48	1,265	33,796
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class XA, IO
0.620%(cc)	04/15/47	374	1,962
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C16, Class AS
4.517%	12/15/46	409	401,060
Series 2018-WPT, Class AFX, 144A
4.248%	07/05/33	647	604,365
Series 2018-WPT, Class XAFX, IO, 144A
1.116%(cc)	07/05/33	1,000	2,928
Series 2022-OPO, Class C, 144A
3.450%(cc)	01/05/39	1,425	1,101,504
LUXE Trust,
Series 2021-TRIP, Class C, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
6.068%(c)	10/15/38	1,935	1,801,551
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class A, 144A, 1 Month LIBOR + 0.801% (Cap N/A, Floor 0.801%)
5.119%(c)	04/15/38	320	310,341
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C25, Class XA, IO
1.044%(cc)	10/15/48	1,421	27,725
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class A, 144A
3.170%	11/10/36	440	408,375
Series 2019-NUGS, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 2.450%)
5.268%(c)	12/15/36	140	134,114
NYO Commercial Mortgage Trust,
Series 2021-1290, Class C, 144A, 1 Month LIBOR + 1.995% (Cap N/A, Floor 1.995%)
6.313%(c)	11/15/38	4,595	4,038,445
RLGH Trust,
Series 2021-TROT, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
5.118%(c)	04/15/36	105	101,228
UBS Commercial Mortgage Trust,
Series 2017-C05, Class AS
3.777%(cc)	11/15/50	710	626,910
Series 2017-C07, Class XA, IO
1.032%(cc)	12/15/50	1,293	46,893
Wells Fargo Commercial Mortgage Trust,
Series 2015-C31, Class XA, IO
0.955%(cc)	11/15/48	1,320	28,197
Series 2017-C38, Class AS
3.665%(cc)	07/15/50	644	581,590

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-C46, Class XA, IO
0.930%(cc)	08/15/51	1,243	$33,340
Series 2021-FCMT, Class A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.518%(c)	05/15/31	388	364,649
WFRBS Commercial Mortgage Trust,
Series 2014-C19, Class AS
4.271%	03/15/47	990	960,344
Series 2014-C24, Class XA, IO
0.840%(cc)	11/15/47	831	9,695
Series 2014-LC14, Class XA, IO
1.239%(cc)	03/15/47	557	4,722

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $31,017,351)			28,332,968

CONVERTIBLE BONDS — 0.0%
Engineering & Construction — 0.0%
HTA Group Ltd. (Tanzania),
Gtd. Notes
2.875%	03/18/27	400	299,474

Internet — 0.0%
MercadoLibre, Inc. (Brazil),
Sr. Unsec’d. Notes
2.000%	08/15/28	558	1,133,650
Sea Ltd. (Singapore),
Sr. Unsec’d. Notes
0.250%	09/15/26	545	399,212
Snap, Inc.,
Sr. Unsec’d. Notes
2.625%(s)	05/01/27	1,335	929,481

			2,462,343

Media — 0.0%
DISH Network Corp.,
Sr. Unsec’d. Notes
3.375%	08/15/26	585	367,135
Liberty Broadband Corp.,
Sr. Unsec’d. Notes, 144A
2.750%	09/30/50	430	417,846

			784,981

TOTAL CONVERTIBLE BONDS (cost $4,111,192)			3,546,798

CORPORATE BONDS — 7.8%
Advertising — 0.1%
Advantage Sales & Marketing, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	11/15/28(a)	760	575,120
Clear Channel Outdoor Holdings, Inc.,
Gtd. Notes, 144A
7.500%	06/01/29(a)	1,435	1,043,777
7.750%	04/15/28(a)	2,600	1,908,230
Sr. Sec’d. Notes, 144A
5.125%	08/15/27(a)	1,625	1,408,062

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Advertising (cont’d.)
CMG Media Corp.,
Gtd. Notes, 144A
8.875%	12/15/27	3,920	$2,949,400
Lamar Media Corp.,
Gtd. Notes
4.875%	01/15/29(a)	2,071	1,913,969
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A
5.000%	08/15/27(a)	1,130	1,021,167
Sr. Unsec’d. Notes, 144A
4.250%	01/15/29(a)	270	223,959
Stagwell Global LLC,
Gtd. Notes, 144A
5.625%	08/15/29	3,945	3,252,213
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.750%	09/19/24	2,748	2,659,771

			16,955,668

Aerospace & Defense — 0.1%
Howmet Aerospace, Inc.,
Sr. Unsec’d. Notes
6.750%	01/15/28	230	233,094
Moog, Inc.,
Gtd. Notes, 144A
4.250%	12/15/27(a)	345	318,719
Spirit AeroSystems, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	11/30/29	855	901,025
TransDigm, Inc.,
Gtd. Notes
5.500%	11/15/27	2,720	2,554,229
6.375%	06/15/26(a)	1,855	1,807,759
Sr. Sec’d. Notes, 144A
6.250%	03/15/26	2,290	2,263,259

			8,078,085

Agriculture — 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27	1,467	1,335,831
4.700%	04/02/27	2,685	2,578,906
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26	585	518,220
Gtd. Notes, 144A
3.950%	06/15/25	2,116	2,031,813
Darling Ingredients, Inc.,
Gtd. Notes, 144A
6.000%	06/15/30(a)	1,080	1,058,489
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.625%	11/17/29(a)	360	366,642
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
5.700%	08/15/35	97	87,757
6.150%	09/15/43	117	104,307

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
7.250%	06/15/37	288	$295,018

			8,376,983

Airlines — 0.1%
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A
11.750%	07/15/25	3,935	4,233,421
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26	1,770	1,702,138
5.750%	04/20/29	3,310	3,015,741
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27	1,931	1,923,571
SriLankan Airlines Ltd. (Sri Lanka),
Gov’t. Gtd. Notes
7.000%	06/25/24	1,120	480,410
United Airlines 2019-2 Class A Pass-Through Trust,
Pass-Through Certificates
2.900%	11/01/29	532	427,118
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33	336	270,506
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	2,175	2,025,740

			14,078,645

Apparel — 0.0%
Kontoor Brands, Inc.,
Gtd. Notes, 144A
4.125%	11/15/29	2,060	1,657,900
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29(a)	1,525	1,154,739

			2,812,639

Auto Manufacturers — 0.2%
Ford Motor Co.,
Sr. Unsec’d. Notes
6.100%	08/19/32(a)	3,895	3,608,554
6.625%	10/01/28(a)	880	876,711
7.450%	07/16/31	170	174,368
9.625%	04/22/30(a)	720	815,474
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.000%	11/13/30	1,075	882,919
4.950%	05/28/27(a)	1,950	1,821,338
5.125%	06/16/25	775	747,136
7.350%	11/04/27	2,015	2,064,771
General Motors Co.,
Sr. Unsec’d. Notes
4.200%	10/01/27	865	814,455
5.600%	10/15/32(a)	425	396,330
General Motors Financial Co., Inc.,
Gtd. Notes
4.000%	10/06/26	845	796,219

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
4.300%	07/13/25	1,786	$1,732,678
4.350%	04/09/25	656	638,896
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.800%	10/15/25	836	752,855
2.100%	09/15/28(a)	1,312	1,081,907
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
5.500%	07/15/29(a)	1,075	763,250
7.750%	10/15/25	1,040	962,141
Sr. Unsec’d. Notes, 144A
5.875%	01/15/28	955	725,800
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC,
Sr. Sec’d. Notes, 144A, 6 Month LIBOR + 5.625% (Cap N/A, Floor 6.625%)
10.164%(c)	10/15/26(a)	3,701	3,580,742
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
3.200%	09/26/26	6,610	6,125,390
4.600%	06/08/29(a)	595	562,565
4.625%	11/13/25(a)	930	913,451
4.750%	11/13/28	1,780	1,734,308

			32,572,258

Auto Parts & Equipment — 0.1%
Aptiv PLC,
Gtd. Notes
3.100%	12/01/51	40	23,814
Clarios Global LP/Clarios US Finance Co.,
Gtd. Notes, 144A
8.500%	05/15/27(a)	3,185	3,112,382
Sr. Sec’d. Notes, 144A
6.250%	05/15/26(a)	1,065	1,039,440
Dana, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/27	635	588,871
Dornoch Debt Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	10/15/29	765	540,846
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.000%	07/15/29(a)	975	813,295
5.250%	04/30/31(a)	1,440	1,208,629
5.250%	07/15/31(a)	1,790	1,464,915
5.625%	04/30/33(a)	700	576,832

			9,369,024

Banks — 1.0%
Banco Bilbao Vizcaya Argentaria SA (Spain),
Sr. Unsec’d. Notes
5.862%(ff)	09/14/26	1,400	1,398,988
Banco Davivienda SA (Colombia),
Jr. Sub. Notes, 144A
6.650%(ff)	04/22/31(oo)	2,100	1,600,331
Banco de Bogota SA (Colombia),
Sub. Notes
6.250%	05/12/26	1,900	1,854,044

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Banco General SA (Panama),
Jr. Sub. Notes, 144A
5.250%(ff)	05/07/31(oo)	620	$511,810
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes
6.750%(ff)	09/27/24(oo)	800	779,150
7.625%(ff)	01/10/28(oo)	400	371,700
8.375%(ff)	10/14/30(oo)	1,350	1,335,066
Banco Nacional de Panama (Panama),
Sr. Unsec’d. Notes, 144A
2.500%	08/11/30	2,650	2,115,528
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.177%	10/26/31	1,850	1,569,378
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
1.722%(ff)	09/14/27	1,800	1,536,655
4.175%(ff)	03/24/28	400	370,504
Bancolombia SA (Colombia),
Sub. Notes
4.625%(ff)	12/18/29	1,590	1,394,529
Bangkok Bank PCL (Thailand),
Sub. Notes, 144A
3.466%(ff)	09/23/36	990	778,991
Sub. Notes, EMTN
3.733%(ff)	09/25/34	1,750	1,458,844
Bank Negara Indonesia Persero Tbk PT (Indonesia),
Sub. Notes, EMTN
3.750%	03/30/26	1,036	942,874
Bank of America Corp.,
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31(a)	1,764	1,438,981
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	5,654	4,347,052
1.922%(ff)	10/24/31	3,936	3,004,379
2.496%(ff)	02/13/31(a)	2,845	2,311,295
3.194%(ff)	07/23/30	570	490,564
3.248%	10/21/27(a)	1,497	1,383,598
4.271%(ff)	07/23/29	799	746,314
Bank of Ireland Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A
6.253%(ff)	09/16/26	1,040	1,031,732
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.279%(ff)	11/24/27	790	683,535
2.852%(ff)	05/07/26	1,490	1,382,145
Sr. Unsec’d. Notes, MTN
4.338%(ff)	05/16/24	1,110	1,102,173
Sub. Notes
4.836%	05/09/28	200	184,126
BBVA Bancomer SA (Mexico),
Sub. Notes
5.125%(ff)	01/18/33	3,500	3,139,719
5.350%(ff)	11/12/29	200	194,538
5.875%(ff)	09/13/34	1,050	971,119

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27	1,055	$919,958
2.591%(ff)	01/20/28	1,555	1,368,420
Sr. Unsec’d. Notes, 144A, MTN
3.052%(ff)	01/13/31	2,330	1,913,242
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.520%(ff)	11/03/32	1,405	1,090,871
3.106%(ff)	04/08/26	4,100	3,877,943
5.610%(ff)	09/29/26	2,015	2,020,559
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
1.226%	06/22/24	1,405	1,306,697
3.244%(ff)	12/20/25	865	812,123
3.773%(ff)	03/28/25	1,260	1,221,014
3.875%	09/12/23	5	4,933
5.375%	01/12/24	1,645	1,636,420
Emirates NBD Bank PJSC (United Arab Emirates),
Jr. Sub. Notes
6.125%(ff)	03/20/25(oo)	1,700	1,672,163
Fifth Third Bancorp,
Sr. Unsec’d. Notes
4.772%(ff)	07/28/30	425	404,721
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27(a)	1,660	1,434,079
1.948%(ff)	10/21/27(a)	2,586	2,256,856
3.615%(ff)	03/15/28	1,615	1,499,500
3.691%(ff)	06/05/28(a)	1,629	1,513,288
4.223%(ff)	05/01/29	3,587	3,340,985
4.482%(ff)	08/23/28	1,050	1,004,340
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.013%(ff)	09/22/28	465	387,562
2.099%(ff)	06/04/26	3,255	2,967,369
4.041%(ff)	03/13/28	200	184,186
4.755%(ff)	06/09/28	2,900	2,741,516
5.210%(ff)	08/11/28	1,470	1,417,856
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
1.726%(ff)	04/01/27	910	800,750
3.869%(ff)	03/28/26	330	316,913
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.083%(ff)	04/22/26	3,286	3,049,167
2.182%(ff)	06/01/28(a)	2,135	1,863,797
2.522%(ff)	04/22/31(a)	3,797	3,106,420
2.739%(ff)	10/15/30	2,404	2,018,810
2.947%(ff)	02/24/28	1,665	1,507,177
4.586%(ff)	04/26/33	530	490,681
4.912%(ff)	07/25/33(a)	1,930	1,836,010
Sub. Notes
2.956%(ff)	05/13/31	3,302	2,718,682
5.717%(ff)	09/14/33(a)	1,075	1,056,355

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
5.354%(ff)	09/13/28	1,450	$1,435,690
Morgan Stanley,
Sr. Unsec’d. Notes
1.593%(ff)	05/04/27	754	661,919
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31	3,950	3,268,937
Sr. Unsec’d. Notes, MTN
4.889%(ff)	07/20/33(a)	515	483,678
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
7.472%(ff)	11/10/26	590	617,663
Nordea Bank Abp (Finland),
Sr. Unsec’d. Notes, 144A
5.375%	09/22/27	950	954,254
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.550%	01/22/30	450	382,401
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
2.490%(ff)	01/06/28	1,050	903,326
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.532%(ff)	08/21/26	3,560	3,129,372
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.456%(ff)	01/14/27	990	859,500
2.608%(ff)	01/12/28	1,435	1,244,952
2.819%(ff)	01/30/26	1,336	1,244,137
3.971%(ff)	03/30/26	785	746,334
4.644%(ff)	04/01/31(a)	3,730	3,361,789
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
4.123%(ff)	06/06/28(a)	1,575	1,507,788
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27	1,450	1,268,132
2.746%(ff)	02/11/33	744	573,617
4.751%(ff)	05/12/28	305	291,870
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.188%(ff)	04/30/26(a)	998	928,887
3.068%(ff)	04/30/41	3,055	2,183,981
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28(a)	1,198	1,056,536
2.572%(ff)	02/11/31(a)	4,560	3,771,510
2.879%(ff)	10/30/30	4,950	4,208,447
Sub. Notes, GMTN
4.300%	07/22/27(a)	1,271	1,224,124

			132,499,869

Beverages — 0.0%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.500%	06/01/50(a)	775	684,906

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
5.550%	01/23/49	1,511	$1,505,921

			2,190,827

Biotechnology — 0.0%
CSL Finance PLC (Australia),
Gtd. Notes, 144A
4.050%	04/27/29(a)	790	747,900

Building Materials — 0.0%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.750%	05/01/28	182	161,312
Cemex SAB de CV (Mexico),
Gtd. Notes
5.450%	11/19/29(a)	700	669,506
PGT Innovations, Inc.,
Gtd. Notes, 144A
4.375%	10/01/29	2,145	1,796,733
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29(a)	1,865	1,737,486
6.500%	03/15/27	2,145	2,112,805

			6,477,842

Chemicals — 0.1%
Avient Corp.,
Sr. Unsec’d. Notes, 144A
7.125%	08/01/30(a)	1,470	1,445,909
Equate Petrochemical BV (Kuwait),
Gtd. Notes, EMTN
4.250%	11/03/26	200	190,850
GPD Cos., Inc.,
Sr. Sec’d. Notes, 144A
10.125%	04/01/26	1,795	1,536,052
ICL Group Ltd. (Israel),
Sr. Unsec’d. Notes, 144A
6.375%	05/31/38	1,900	1,845,147
Kobe US Midco 2, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 9.250% or PIK 10.000%
9.250%	11/01/26	1,170	818,870
MEGlobal Canada ULC (Kuwait),
Gtd. Notes, 144A, MTN
5.875%	05/18/30	260	260,780
Gtd. Notes, EMTN
5.875%	05/18/30	1,000	1,003,000
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
5.500%	01/15/48	1,600	1,303,800
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.950%	08/15/29(a)	1,700	1,489,296
Tronox, Inc.,
Gtd. Notes, 144A
4.625%	03/15/29(a)	1,260	1,046,876
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A
4.875%	06/15/27(a)	1,210	1,071,933

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Sr. Unsec’d. Notes, 144A
5.625%	08/15/29(a)		1,320	$1,067,900

				13,080,413

Commercial Services — 0.3%
AA Bond Co. Ltd. (United Kingdom),
Sec’d. Notes, 144A
6.500%	01/31/26	GBP	345	332,689
Abu Dhabi Ports Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
2.500%	05/06/31		2,000	1,652,250
Adani International Container Terminal Pvt Ltd. (India),
Sr. Sec’d. Notes
3.000%	02/16/31		3,000	2,357,437
Adani Ports & Special Economic Zone Ltd. (India),
Sr. Unsec’d. Notes
4.375%	07/03/29		500	418,375
Sr. Unsec’d. Notes, 144A
4.200%	08/04/27		740	649,026
Albion Financing 1 Sarl/Aggreko Holdings, Inc. (Luxembourg),
Sr. Sec’d. Notes, 144A
6.125%	10/15/26		1,790	1,596,340
Albion Financing 2 Sarl (Luxembourg),
Sr. Unsec’d. Notes, 144A
8.750%	04/15/27(a)		1,800	1,521,000
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26		1,050	962,881
Sr. Unsec’d. Notes, 144A
9.750%	07/15/27(a)		2,715	2,383,167
AMN Healthcare, Inc.,
Gtd. Notes, 144A
4.625%	10/01/27		805	742,103
CoreLogic, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	05/01/28		3,855	2,957,125
DP World Crescent Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.875%	07/18/29		2,225	2,075,925
Equifax, Inc.,
Sr. Unsec’d. Notes
5.100%	12/15/27(a)		975	963,128
Gartner, Inc.,
Gtd. Notes, 144A
3.625%	06/15/29		655	574,166
3.750%	10/01/30		375	325,149
4.500%	07/01/28		865	807,181
HealthEquity, Inc.,
Gtd. Notes, 144A
4.500%	10/01/29(a)		1,475	1,310,432
International Container Terminal Services, Inc. (Philippines),
Sr. Unsec’d. Notes
4.750%	06/17/30		1,710	1,485,349
Korn Ferry,
Gtd. Notes, 144A
4.625%	12/15/27		90	82,598

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
6.500%	05/15/29(a)	3,470	$2,934,241
Neptune Bidco US, Inc.,
Sr. Sec’d. Notes, 144A
9.290%	04/15/29(a)	1,770	1,667,770
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	04/15/26	1,640	1,580,286
PROG Holdings, Inc.,
Gtd. Notes, 144A
6.000%	11/15/29(a)	3,045	2,450,996
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	09/01/25(a)	690	661,375
9.250%	04/15/25(a)	260	260,623
11.250%	12/15/27(a)	750	771,925
TransJamaican Highway Ltd. (Jamaica),
Sr. Sec’d. Notes
5.750%	10/10/36	428	342,945
Sr. Sec’d. Notes, 144A
5.750%	10/10/36	443	354,377
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
2.450%	03/16/31	913	718,418
3.375%	03/22/27	594	543,385
4.125%	02/02/26	1,611	1,540,492
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32	1,210	988,392
ZipRecruiter, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	01/15/30(a)	1,545	1,272,645

			39,284,191

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
2.650%	05/11/50	764	508,075
Condor Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.375%	02/15/30(a)	2,390	1,930,126
Lenovo Group Ltd. (China),
Sr. Unsec’d. Notes
3.421%	11/02/30	800	629,400
Sr. Unsec’d. Notes, 144A
3.421%	11/02/30(a)	555	436,646
Presidio Holdings, Inc.,
Gtd. Notes, 144A
8.250%	02/01/28(a)	3,525	3,266,743

			6,770,990

Distribution/Wholesale — 0.0%
American Builders & Contractors Supply Co., Inc.,
Sr. Sec’d. Notes, 144A
4.000%	01/15/28	45	40,117

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Distribution/Wholesale (cont’d.)
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28(a)	2,050	$1,745,247
IAA, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	06/15/27	1,120	1,088,452
Univar Solutions USA, Inc.,
Gtd. Notes, 144A
5.125%	12/01/27(a)	3,490	3,313,911

			6,187,727

Diversified Financial Services — 0.3%
Advisor Group Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
10.750%	08/01/27(a)	655	668,111
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26	1,440	1,258,142
3.000%	10/29/28	1,355	1,134,843
3.500%	01/15/25	210	200,353
4.625%	10/15/27	355	330,555
4.875%	01/16/24	665	658,274
6.500%	07/15/25	160	161,209
AG Issuer LLC,
Sr. Sec’d. Notes, 144A
6.250%	03/01/28	1,120	1,031,965
AG TTMT Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
8.625%	09/30/27	960	968,974
Ally Financial, Inc.,
Sr. Unsec’d. Notes
4.750%	06/09/27(a)	3,345	3,142,497
Aretec Escrow Issuer, Inc.,
Sr. Unsec’d. Notes, 144A
7.500%	04/01/29(a)	4,190	3,450,896
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.273%(ff)	03/01/30(a)	770	659,822
5.247%(ff)	07/26/30(a)	425	405,419
Sub. Notes
2.359%(ff)	07/29/32	1,780	1,281,956
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25(a)	2,430	2,340,188
4.100%	02/09/27	4,275	4,023,540
4.500%	01/30/26(a)	295	285,860
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	02/15/26	1,420	1,276,113
Enact Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.500%	08/15/25	2,135	2,098,928
Hightower Holding LLC,
Gtd. Notes, 144A
6.750%	04/15/29	1,365	1,142,626

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Home Point Capital, Inc.,
Gtd. Notes, 144A
5.000%	02/01/26	1,105	$755,344
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
2.650%	09/15/40	777	540,563
4.350%	06/15/29	625	604,649
Jane Street Group/JSG Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	11/15/29	1,215	1,061,277
LPL Holdings, Inc.,
Gtd. Notes, 144A
4.375%	05/15/31(a)	300	257,236
LSEGA Financing PLC (United Kingdom),
Gtd. Notes, 144A
2.500%	04/06/31	1,365	1,128,645
3.200%	04/06/41	480	354,519
Gtd. Notes, 144A, MTN
2.000%	04/06/28	1,810	1,542,500
Midcap Financial Issuer Trust,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/30	965	780,642
6.500%	05/01/28	1,295	1,115,028
Navient Corp.,
Sr. Unsec’d. Notes
4.875%	03/15/28(a)	735	603,336
5.500%	03/15/29(a)	1,925	1,578,682
6.750%	06/15/26	1,285	1,227,307
OneMain Finance Corp.,
Gtd. Notes
3.500%	01/15/27	1,240	1,027,279
6.625%	01/15/28	250	230,511
7.125%	03/15/26	670	637,049
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29(a)	935	730,858
5.375%	10/15/25(a)	1,145	1,037,412
Synchrony Financial,
Sr. Unsec’d. Notes
4.250%	08/15/24	400	390,944
4.375%	03/19/24	542	532,123
VistaJet Malta Finance PLC/XO Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A
7.875%	05/01/27(a)	775	699,437

			43,355,612

Electric — 0.5%
AES Andes SA (Chile),
Jr. Sub. Notes, 144A
6.350%(ff)	10/07/79	825	759,000
7.125%(ff)	03/26/79	2,950	2,791,069
Ausgrid Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
4.350%	08/01/28	1,662	1,533,307
CA La Electricidad de Caracas (Venezuela),
Sr. Unsec’d. Notes
8.500%	04/10/18(d)	900	11,981

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Calpine Corp.,
Sr. Sec’d. Notes, 144A
4.500%	02/15/28	425	$379,840
Sr. Unsec’d. Notes, 144A
5.000%	02/01/31(a)	2,080	1,752,201
5.125%	03/15/28(a)	2,640	2,363,137
Cometa Energia SA de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	04/24/35	1,885	1,784,413
Consorcio Transmantaro SA (Peru),
Sr. Unsec’d. Notes, 144A
4.700%	04/16/34	500	454,313
Duke Energy Corp.,
Sr. Unsec’d. Notes
5.000%	08/15/52(a)	1,245	1,116,944
Edison International,
Sr. Unsec’d. Notes
4.700%	08/15/25(a)	593	580,104
4.950%	04/15/25	69	68,130
EDP Finance BV (Portugal),
Gtd. Notes, 144A
6.300%	10/11/27(a)	405	415,251
Enel Finance America LLC (Italy),
Gtd. Notes, 144A
7.100%	10/14/27	320	332,644
Enel Finance International NV (Italy),
Gtd. Notes, 144A
3.500%	04/06/28	710	622,923
6.800%	10/14/25	320	329,331
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
7.375%	11/15/31	775	875,300
Infraestructura Energetica Nova SAPI de CV (Mexico),
Sr. Unsec’d. Notes
4.750%	01/15/51	925	698,548
Sr. Unsec’d. Notes, 144A
4.875%	01/14/48	700	532,131
Lamar Funding Ltd. (Oman),
Gtd. Notes
3.958%	05/07/25	2,000	1,887,250
Minejesa Capital BV (Indonesia),
Sr. Sec’d. Notes
5.625%	08/10/37	2,850	2,198,597
Mong Duong Finance Holdings BV (Vietnam),
Sr. Sec’d. Notes
5.125%	05/07/29	350	290,456
Sr. Sec’d. Notes, 144A
5.125%	05/07/29	525	435,684
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.440%	01/15/32(a)	1,715	1,382,176
3.000%	01/15/52	1,215	804,405
5.000%	07/15/32(a)	380	373,972
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	09/15/24	63	58,593
4.500%	09/15/27(a)	2,765	2,545,270

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
NRG Energy, Inc.,
Gtd. Notes, 144A
3.875%	02/15/32	2,125	$1,602,139
Oryx Funding Ltd. (Oman),
Gtd. Notes
5.800%	02/03/31	800	759,900
Gtd. Notes, 144A
5.800%	02/03/31	230	218,471
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27(a)	727	622,484
2.500%	02/01/31	1,461	1,135,906
3.950%	12/01/47	740	501,036
4.550%	07/01/30	1,436	1,301,743
5.900%	06/15/32	235	229,480
Pattern Energy Operations LP/Pattern Energy Operations, Inc.,
Gtd. Notes, 144A
4.500%	08/15/28	315	282,719
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
3.875%	07/17/29	2,265	1,999,995
Sr. Unsec’d. Notes, EMTN
6.150%	05/21/48	300	282,300
PG&E Corp.,
Sr. Sec’d. Notes
5.000%	07/01/28(a)	4,140	3,788,406
5.250%	07/01/30(a)	2,030	1,847,241
Pike Corp.,
Gtd. Notes, 144A
5.500%	09/01/28(a)	905	791,063
Ruwais Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes
6.000%	08/31/36	1,640	1,660,500
Sempra Energy,
Sr. Unsec’d. Notes
3.700%	04/01/29	430	392,330
Southern California Edison Co.,
First Mortgage, Series D
4.700%	06/01/27	1,015	998,253
Terraform Global Operating LLC,
Gtd. Notes, 144A
6.125%	03/01/26	2,970	2,765,504
TransAlta Corp. (Canada),
Sr. Unsec’d. Notes
7.750%	11/15/29(a)	645	661,964
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)	3,905	3,559,846
8.000%(ff)	10/15/26(oo)	2,545	2,433,791
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.500%	09/01/26	890	858,494
5.625%	02/15/27(a)	1,480	1,413,443
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	3,228	3,097,736
5.125%	05/13/25	1,470	1,438,808

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.400%	06/01/30	1,515	$1,351,299

			63,371,821

Electronics — 0.1%
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
4.000%	04/01/25	1,908	1,840,059
Sensata Technologies BV,
Gtd. Notes, 144A
4.000%	04/15/29(a)	2,460	2,121,750
5.875%	09/01/30(a)	1,585	1,499,806
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31(a)	2,105	1,741,815

			7,203,430

Energy-Alternate Sources — 0.0%
Greenko Power II Ltd. (India),
Sr. Sec’d. Notes
4.300%	12/13/28	1,384	1,155,639
TerraForm Power Operating LLC,
Gtd. Notes, 144A
4.750%	01/15/30(a)	835	730,029
5.000%	01/31/28	1,915	1,723,482

			3,609,150

Engineering & Construction — 0.1%
Aeropuerto Internacional de Tocumen SA (Panama),
Sr. Sec’d. Notes, 144A
4.000%	08/11/41	560	461,055
HTA Group Ltd. (Tanzania),
Gtd. Notes, 144A
7.000%	12/18/25(a)	870	798,660
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
5.500%	07/31/47	7,762	5,976,740

			7,236,455

Entertainment — 0.3%
Caesars Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	07/01/27	2,010	1,976,747
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/26	1,060	997,799
CDI Escrow Issuer, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	04/01/30(a)	4,135	3,727,984
Cedar Fair LP,
Gtd. Notes
5.250%	07/15/29(a)	1,665	1,501,213
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC,
Gtd. Notes
6.500%	10/01/28	700	680,931

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
Sr. Sec’d. Notes, 144A
5.500%	05/01/25(a)	1,445	$1,427,836
Cinemark USA, Inc.,
Gtd. Notes, 144A
5.250%	07/15/28(a)	2,760	2,050,067
Everi Holdings, Inc.,
Gtd. Notes, 144A
5.000%	07/15/29(a)	1,205	1,038,471
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
4.125%	04/15/26(a)	2,320	2,164,792
Lions Gate Capital Holdings LLC,
Gtd. Notes, 144A
5.500%	04/15/29	425	246,011
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.750%	10/15/27(a)	4,025	3,588,107
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A
4.875%	05/01/29	1,160	991,185
Raptor Acquisition Corp./Raptor Co-Issuer LLC,
Sr. Sec’d. Notes, 144A
4.875%	11/01/26(a)	790	705,478
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	03/01/30(a)	1,430	1,207,503
Scientific Games International, Inc.,
Gtd. Notes, 144A
7.250%	11/15/29(a)	3,160	3,032,130
SeaWorld Parks & Entertainment, Inc.,
Gtd. Notes, 144A
5.250%	08/15/29(a)	3,325	2,900,203
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.500%	04/15/27(a)	2,570	2,315,603
Vail Resorts, Inc.,
Gtd. Notes, 144A
6.250%	05/15/25(a)	660	661,292
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
3.755%	03/15/27	2,600	2,346,612
4.054%	03/15/29	750	650,031
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
3.750%	12/01/29(a)	1,245	1,068,780
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29	630	540,281

			35,819,056

Environmental Control — 0.0%
Madison IAQ LLC,
Sr. Sec’d. Notes, 144A
4.125%	06/30/28	750	624,573
Sr. Unsec’d. Notes, 144A
5.875%	06/30/29	1,880	1,293,135

			1,917,708

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods — 0.0%
Agrosuper SA (Chile),
Sr. Unsec’d. Notes, 144A
4.600%	01/20/32(a)		1,500	$1,301,531
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
4.625%	01/15/27		390	362,922
4.875%	02/15/30(a)		885	789,481
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes
3.250%	02/16/26	GBP	890	872,336
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A
7.500%	04/15/25(a)		1,270	1,236,749
New Albertsons LP,
Sr. Unsec’d. Notes
7.450%	08/01/29		24	24,026

				4,587,045

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
5.150%	01/29/50		1,500	1,300,125
Sr. Unsec’d. Notes, 144A
4.200%	01/29/30(a)		1,200	1,116,975

				2,417,100

Gas — 0.0%
APA Infrastructure Ltd. (Australia),
Gtd. Notes, 144A
4.200%	03/23/25		1,775	1,709,243
4.250%	07/15/27		1,221	1,132,543
NiSource, Inc.,
Jr. Sub. Notes
5.650%(ff)	06/15/23(oo)		740	689,793

				3,531,579

Healthcare-Products — 0.1%
Avantor Funding, Inc.,
Gtd. Notes, 144A
4.625%	07/15/28(a)		2,820	2,560,654
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		1,556	1,254,072
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)		1,735	1,378,942
PerkinElmer, Inc.,
Sr. Unsec’d. Notes
1.900%	09/15/28		1,129	936,135
2.250%	09/15/31		614	480,761
3.300%	09/15/29		755	658,258

				7,268,822

Healthcare-Services — 0.3%
Acadia Healthcare Co., Inc.,
Gtd. Notes, 144A
5.000%	04/15/29		845	779,352

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
5.000%	07/15/27(a)	1,470	$1,373,077
Centene Corp.,
Sr. Unsec’d. Notes
3.000%	10/15/30(a)	4,835	3,961,099
4.250%	12/15/27	30	28,171
Charles River Laboratories International, Inc.,
Gtd. Notes, 144A
4.000%	03/15/31(a)	1,370	1,185,482
CHS/Community Health Systems, Inc.,
Sec’d. Notes, 144A
6.125%	04/01/30	770	387,710
6.875%	04/15/29	2,475	1,283,272
Sr. Sec’d. Notes, 144A
5.250%	05/15/30	1,480	1,117,821
6.000%	01/15/29(a)	1,140	954,189
Hadrian Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	05/01/26	2,234	1,971,540
HCA, Inc.,
Gtd. Notes
2.375%	07/15/31(a)	605	469,801
3.500%	09/01/30(a)	2,770	2,383,321
5.375%	09/01/26(a)	1,545	1,530,114
5.875%	02/15/26(a)	915	920,851
Gtd. Notes, 144A
3.125%	03/15/27	680	618,560
3.375%	03/15/29	275	241,006
Humana, Inc.,
Sr. Unsec’d. Notes
3.700%	03/23/29(a)	505	461,283
4.875%	04/01/30	1,208	1,178,704
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	06/15/28(a)	935	853,120
Radiology Partners, Inc.,
Gtd. Notes, 144A
9.250%	02/01/28(a)	865	486,439
Select Medical Corp.,
Gtd. Notes, 144A
6.250%	08/15/26(a)	3,900	3,716,870
St. Joseph’s University Medical Center, Inc.,
Sec’d. Notes
4.584%	07/01/27	2,700	2,518,443
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
10.000%	04/15/27(a)	1,118	1,136,389
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28(a)	1,710	1,534,496
Sr. Sec’d. Notes, 144A
4.375%	01/15/30(a)	2,535	2,196,304
6.125%	06/15/30(a)	1,365	1,300,046
Sr. Unsec’d. Notes
6.875%	11/15/31	710	641,483

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	05/15/40	799	$582,085
5.875%	02/15/53(a)	1,985	2,155,196

			37,966,224

Insurance — 0.2%
Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A
10.125%	08/01/26(a)	3,543	3,462,463
Aflac, Inc.,
Sr. Unsec’d. Notes
3.600%	04/01/30	347	313,959
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
3.900%	04/06/28	2,970	2,786,840
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer,
Sr. Unsec’d. Notes, 144A
5.875%	11/01/29	765	629,891
6.750%	10/15/27	5,800	5,226,036
AmWINS Group, Inc.,
Sr. Unsec’d. Notes, 144A
4.875%	06/30/29(a)	1,835	1,575,479
Aon Corp.,
Gtd. Notes
2.800%	05/15/30	450	384,222
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.500%	01/15/51	1,465	924,698
2.850%	10/15/50	540	363,255
3.850%	03/15/52(a)	545	439,864
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
5.250%	05/30/25	690	685,659
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A
3.900%	04/05/32	455	398,535
Equitable Holdings, Inc.,
Sr. Unsec’d. Notes
4.350%	04/20/28	3,286	3,127,386
GTCR AP Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.000%	05/15/27(a)	3,355	3,216,416
HUB International Ltd.,
Gtd. Notes, 144A
7.000%	05/01/26(a)	1,745	1,712,917
Sr. Unsec’d. Notes, 144A
5.625%	12/01/29(a)	4,560	3,998,947
Jones Deslauriers Insurance Management, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
10.500%	12/15/30	1,250	1,228,125
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30(a)	592	484,221

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Ryan Specialty Group LLC,
Sr. Sec’d. Notes, 144A
4.375%	02/01/30	835	$729,846

			31,688,759

Internet — 0.1%
Gen Digital, Inc.,
Gtd. Notes, 144A
6.750%	09/30/27(a)	1,895	1,860,587
7.125%	09/30/30(a)	1,560	1,536,781
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A
5.250%	12/01/27(a)	885	839,166
Match Group Holdings II LLC,
Sr. Unsec’d. Notes, 144A
3.625%	10/01/31(a)	2,865	2,194,709
4.625%	06/01/28	1,525	1,363,844
5.000%	12/15/27(a)	725	673,225
5.625%	02/15/29	1,450	1,336,827
Millennium Escrow Corp.,
Sr. Sec’d. Notes, 144A
6.625%	08/01/26	1,120	712,955

			10,518,094

Investment Companies — 0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
5.250%	05/15/27(a)	565	518,103
6.250%	05/15/26	635	614,349

			1,132,452

Iron/Steel — 0.1%
ATI, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/31(a)	1,655	1,452,116
5.875%	12/01/27	2,660	2,542,284
Carpenter Technology Corp.,
Sr. Unsec’d. Notes
6.375%	07/15/28	471	448,746
7.625%	03/15/30	1,240	1,245,782
Nucor Corp.,
Sr. Unsec’d. Notes
3.125%	04/01/32(a)	450	382,346
Periama Holdings LLC (India),
Gtd. Notes
5.950%	04/19/26	1,400	1,302,262

			7,373,536

Leisure Time — 0.1%
Carnival Corp.,
Gtd. Notes, 144A
5.750%	03/01/27	1,315	936,937
6.000%	05/01/29	115	75,900
10.500%	06/01/30(a)	1,045	847,756
NCL Corp. Ltd.,
Gtd. Notes, 144A
5.875%	03/15/26	1,195	941,122

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Leisure Time (cont’d.)
Sr. Unsec’d. Notes, 144A
7.750%	02/15/29(a)	725	$545,592
NCL Finance Ltd.,
Gtd. Notes, 144A
6.125%	03/15/28	1,120	837,116
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A
9.250%	01/15/29(a)	980	1,007,048
Sr. Sec’d. Notes, 144A
8.250%	01/15/29(a)	610	611,525
Sr. Unsec’d. Notes, 144A
5.375%	07/15/27(a)	2,195	1,786,181
5.500%	08/31/26(a)	2,125	1,782,344

			9,371,521

Lodging — 0.1%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
4.000%	05/01/31	3,290	2,770,972
5.750%	05/01/28	555	539,974
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27	105	100,050
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.500%	08/18/26	792	715,915
Marriott International, Inc.,
Sr. Unsec’d. Notes
5.000%	10/15/27	1,065	1,051,947
Melco Resorts Finance Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
5.375%	12/04/29	485	378,300
MGM China Holdings Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
4.750%	02/01/27	1,710	1,502,983
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
4.875%	06/18/30	910	786,012
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.500%	01/15/26	1,390	1,265,595
5.500%	10/01/27(a)	415	359,494

			9,471,242

Machinery-Diversified — 0.0%
Mueller Water Products, Inc.,
Gtd. Notes, 144A
4.000%	06/15/29(a)	1,665	1,463,764
Stevens Holding Co., Inc.,
Gtd. Notes, 144A
6.125%	10/01/26	215	216,608
TK Elevator Holdco GmbH (Germany),
Gtd. Notes, 144A
7.625%	07/15/28(a)	970	780,850

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Diversified (cont’d.)
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A
5.250%	07/15/27	3,235	$2,854,888

			5,316,110

Media — 0.5%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
5.000%	01/15/28(a)	3,560	2,888,050
5.750%	08/15/29(a)	1,790	1,407,817
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31	1,075	863,091
4.250%	01/15/34	885	654,437
4.500%	06/01/33	1,075	827,834
6.375%	09/01/29	1,930	1,812,775
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.250%	01/15/29(a)	978	786,079
4.800%	03/01/50	155	113,418
4.908%	07/23/25	3,110	3,049,978
5.375%	05/01/47	100	78,795
6.484%	10/23/45	419	379,721
Comcast Corp.,
Gtd. Notes
2.650%	02/01/30	3,295	2,844,939
2.937%	11/01/56	251	157,434
3.900%	03/01/38	731	633,756
CSC Holdings LLC,
Gtd. Notes, 144A
6.500%	02/01/29(a)	3,055	2,506,554
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27	855	9,563
Directv Financing LLC/Directv Financing Co-Obligor, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	08/15/27	1,880	1,685,929
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29	820	528,991
7.375%	07/01/28	735	519,498
7.750%	07/01/26	680	548,764
Sr. Sec’d. Notes, 144A
5.250%	12/01/26	1,175	991,147
5.750%	12/01/28	1,355	1,082,334
DISH Network Corp.,
Sr. Sec’d. Notes, 144A
11.750%	11/15/27(a)	565	581,010
GCI LLC,
Sr. Unsec’d. Notes, 144A
4.750%	10/15/28	4,275	3,637,074
Globo Comunicacao e Participacoes SA (Brazil),
Sr. Unsec’d. Notes
4.875%	01/22/30	3,875	3,231,508
5.500%	01/14/32	625	531,758

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Sr. Unsec’d. Notes, 144A
5.500%	01/14/32	600	$510,488
Gray Escrow II, Inc.,
Gtd. Notes, 144A
5.375%	11/15/31(a)	1,345	973,448
Gray Television, Inc.,
Gtd. Notes, 144A
7.000%	05/15/27(a)	3,685	3,273,006
iHeartCommunications, Inc.,
Gtd. Notes
8.375%	05/01/27(a)	4,620	3,934,870
LCPR Senior Secured Financing DAC,
Sr. Sec’d. Notes, 144A
5.125%	07/15/29(a)	2,250	1,859,062
6.750%	10/15/27	1,544	1,445,663
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
5.375%	08/15/27	675	614,972
Scripps Escrow, Inc.,
Gtd. Notes, 144A
5.875%	07/15/27(a)	4,380	3,922,738
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
3.875%	09/01/31	340	268,649
4.000%	07/15/28	3,925	3,407,423
4.125%	07/01/30(a)	1,610	1,330,086
5.500%	07/01/29(a)	1,615	1,475,465
TEGNA, Inc.,
Gtd. Notes
4.625%	03/15/28(a)	1,370	1,300,927
Townsquare Media, Inc.,
Sr. Sec’d. Notes, 144A
6.875%	02/01/26(a)	2,765	2,436,568
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	05/01/29(a)	1,385	1,157,561
6.625%	06/01/27(a)	2,130	2,057,129
7.375%	06/30/30	1,410	1,349,233
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes, 144A
5.000%	07/15/30(a)	525	420,656
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
4.500%	08/15/30(a)	860	715,950
Virgin Media Vendor Financing Notes IV DAC (United Kingdom),
Sr. Unsec’d. Notes, 144A
5.000%	07/15/28	2,305	2,013,740
VTR Comunicaciones SpA (Chile),
Sr. Sec’d. Notes, 144A
4.375%	04/15/29	1,850	1,072,769
Walt Disney Co. (The),
Gtd. Notes
3.800%	03/22/30(a)	1,439	1,339,258
Ziggo Bond Co. BV (Netherlands),
Gtd. Notes, 144A
5.125%	02/28/30(a)	810	661,162

			69,893,077

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Metal Fabricate/Hardware — 0.0%
Advanced Drainage Systems, Inc.,
Gtd. Notes, 144A
6.375%	06/15/30(a)	1,550	$1,501,770

Mining — 0.1%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
5.500%	12/15/27(a)	910	877,410
Compass Minerals International, Inc.,
Gtd. Notes, 144A
6.750%	12/01/27	335	323,362
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.150%	01/14/30	1,555	1,366,748
3.700%	01/30/50	245	184,118
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.500%	09/15/27	1,130	1,040,667
5.875%	04/15/30	1,485	1,387,436
Hecla Mining Co.,
Gtd. Notes
7.250%	02/15/28(a)	1,480	1,460,405
Industrias Penoles SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.750%	08/06/50	260	214,305
Nexa Resources SA (Brazil),
Gtd. Notes
5.375%	05/04/27	200	187,475
6.500%	01/18/28	1,100	1,064,456
Novelis Corp.,
Gtd. Notes, 144A
4.750%	01/30/30(a)	1,460	1,290,821

			9,397,203

Miscellaneous Manufacturing — 0.0%
Gates Global LLC/Gates Corp.,
Gtd. Notes, 144A
6.250%	01/15/26(a)	1,015	978,842
Hillenbrand, Inc.,
Gtd. Notes
3.750%	03/01/31(a)	2,535	2,090,290
Parker-Hannifin Corp.,
Sr. Unsec’d. Notes
4.250%	09/15/27	430	417,839
4.500%	09/15/29	540	519,307

			4,006,278

Multi-National — 0.0%
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes
3.625%(s)	03/31/27	1,500	1,320,357

Oil & Gas — 0.6%
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.250%	02/15/26	1,375	1,365,412
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A
2.875%	01/15/26	495	456,521

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Antero Resources Corp.,
Gtd. Notes, 144A
7.625%	02/01/29	160	$162,077
Apache Corp.,
Sr. Unsec’d. Notes
6.000%	01/15/37	85	78,863
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.500%	02/01/26(a)	435	419,885
5.875%	02/01/29	560	533,486
Chord Energy Corp.,
Gtd. Notes, 144A
6.375%	06/01/26(a)	1,130	1,094,746
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24(a)	770	772,289
Comstock Resources, Inc.,
Gtd. Notes, 144A
5.875%	01/15/30(a)	805	696,151
6.750%	03/01/29(a)	2,525	2,279,685
Cosan Overseas Ltd. (Brazil),
Gtd. Notes
8.250%	02/05/23(oo)	620	616,047
Crescent Energy Finance LLC,
Gtd. Notes, 144A
7.250%	05/01/26	2,500	2,374,438
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26	1,053	980,951
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.625%	11/02/31	1,670	1,273,375
5.875%	05/28/45	2,950	2,052,647
6.875%	04/29/30	250	226,250
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28(a)	1,310	1,254,349
Gulfport Energy Corp.,
Gtd. Notes, 144A
8.000%	05/17/26	985	975,674
Hess Corp.,
Sr. Unsec’d. Notes
7.300%	08/15/31	420	456,513
7.875%	10/01/29	119	132,334
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29	1,050	938,247
6.000%	04/15/30(a)	555	496,675
6.000%	02/01/31	565	479,614
6.250%	04/15/32(a)	535	459,625
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes
3.500%	04/14/33	3,100	2,281,987
5.750%	04/19/47	2,715	2,072,393
6.375%	10/24/48	255	208,351

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Kosmos Energy Ltd. (Ghana),
Gtd. Notes
7.125%	04/04/26		800	$679,150
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
6.125%	06/30/25		1,500	1,462,781
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.,
Gtd. Notes, 144A
6.000%	08/01/26		3,695	3,539,196
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.200%	03/15/40		345	337,712
6.625%	09/01/30(a)		910	940,289
7.500%	05/01/31		1,922	2,058,618
7.875%	09/15/31(a)		1,545	1,705,302
7.950%	06/15/39		310	338,268
8.500%	07/15/27		470	508,057
8.875%	07/15/30		1,215	1,372,023
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, EMTN
5.625%	05/20/43		1,225	1,110,003
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
5.375%	04/12/27(d)		5,670	257,985
6.000%	05/16/24(d)		19,015	903,212
6.000%	11/15/26(d)		6,600	280,500
9.000%	11/17/21(d)		37,670	1,600,975
9.750%	05/17/35(d)		1,875	89,063
12.750%	02/17/22(d)		5,195	220,787
Sr. Sec’d. Notes
8.500%	10/27/20(d)		2,475	470,250
Sr. Sec’d. Notes, 144A
8.500%	10/27/20(d)		1,076	204,345
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.500%	01/23/26		4,675	4,240,225
6.500%	03/13/27		2,325	2,112,844
6.500%	06/02/41		13,977	9,043,119
Gtd. Notes, MTN
8.750%	06/02/29		4,025	3,766,645
Gtd. Notes, Series 2013-2
7.190%	09/12/24	MXN	3,700	175,314
QatarEnergy Trading LLC (Qatar),
Sr. Unsec’d. Notes
2.250%	07/12/31		1,700	1,402,819
Sr. Unsec’d. Notes, 144A
2.250%	07/12/31		1,330	1,097,499
3.125%	07/12/41		2,565	1,961,103
Range Resources Corp.,
Gtd. Notes
8.250%	01/15/29(a)		1,390	1,432,422
Rockcliff Energy II LLC,
Sr. Unsec’d. Notes, 144A
5.500%	10/15/29		905	828,214
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
3.500%	04/16/29		1,100	1,004,300

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
4.250%	04/16/39	4,000	$3,550,750
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32(a)	1,010	862,371
8.375%	09/15/28	1,070	1,108,170
Thaioil Treasury Center Co. Ltd. (Thailand),
Gtd. Notes, 144A, MTN
3.500%	10/17/49	610	366,114
Gtd. Notes, EMTN
3.500%	10/17/49	4,675	2,805,877
Vermilion Energy, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.875%	05/01/30	1,485	1,351,350
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.650%	03/05/25	2,135	2,046,570
3.700%	09/15/26	1,703	1,588,412
3.700%	03/15/28	1,909	1,728,482

			85,689,701

Oil & Gas Services — 0.0%
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes, 144A
6.875%	04/01/27	585	560,235

Packaging & Containers — 0.1%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC,
Sr. Sec’d. Notes, 144A
6.000%	06/15/27(a)	1,690	1,653,851
Ball Corp.,
Gtd. Notes
6.875%	03/15/28(a)	2,575	2,646,911
Cascades, Inc./Cascades USA, Inc. (Canada),
Gtd. Notes, 144A
5.125%	01/15/26(a)	1,025	931,662
5.375%	01/15/28	2,075	1,820,812
Crown Cork & Seal Co., Inc.,
Gtd. Notes
7.375%	12/15/26	90	92,594
Graphic Packaging International LLC,
Gtd. Notes, 144A
3.750%	02/01/30(a)	1,175	1,003,768
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A
8.500%	04/15/24	1,295	1,269,372
Sealed Air Corp.,
Gtd. Notes, 144A
5.000%	04/15/29(a)	995	934,763
6.875%	07/15/33	470	467,713
Trivium Packaging Finance BV (Netherlands),
Gtd. Notes, 144A
8.500%	08/15/27(a)	1,980	1,811,671

			12,633,117

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/21/29	2,765	$2,493,000
4.250%	11/14/28	5,886	5,691,235
4.250%	11/21/49	675	567,383
4.550%	03/15/35	506	473,024
4.875%	11/14/48	2,030	1,869,256
Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes
1.750%	05/28/28	1,212	1,040,962
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
1.957%	02/11/31(a)	1,846	1,458,492
2.823%	05/20/30	2,481	2,126,710
3.700%	06/06/27	1,828	1,729,201
4.685%	12/15/44	128	113,902
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
4.500%	11/15/44	347	277,549
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29	420	375,750
5.050%	03/25/48(a)	854	770,879
5.125%	07/20/45	65	59,226
Health & Happiness H&H International Holdings Ltd. (China),
Sec’d. Notes
5.625%	10/24/24	1,200	1,048,350
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28(a)	970	858,856
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
4.750%	05/09/27	1,525	1,374,216
6.750%	03/01/28	935	901,106
7.125%	01/31/25	3,520	3,472,260

			26,701,357

Pipelines — 0.4%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	810	678,127
4.450%	07/15/27	625	594,018
5.950%	06/01/26	3,217	3,263,112
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
3.700%	11/15/29(a)	1,692	1,533,894
5.125%	06/30/27(a)	524	518,579
Cheniere Energy Partners LP,
Gtd. Notes
3.250%	01/31/32	3,235	2,576,713
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes, 144A
6.000%	02/01/29	170	156,805
DCP Midstream Operating LP,
Gtd. Notes
5.625%	07/15/27	1,165	1,157,450
8.125%	08/16/30	685	763,832

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Gtd. Notes, 144A
6.750%	09/15/37	940	$961,187
Energy Transfer LP,
Sr. Unsec’d. Notes
2.900%	05/15/25(a)	653	615,264
4.500%	04/15/24	307	302,741
6.000%	06/15/48	967	872,255
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	01/31/30	450	383,376
Gray Oak Pipeline LLC,
Sr. Unsec’d. Notes, 144A
2.000%	09/15/23	162	157,316
2.600%	10/15/25	500	454,035
3.450%	10/15/27	207	182,818
Kinetik Holdings LP,
Gtd. Notes, 144A
5.875%	06/15/30(a)	5,665	5,308,928
NGL Energy Operating LLC/NGL Energy Finance Corp.,
Sr. Sec’d. Notes, 144A
7.500%	02/01/26	1,560	1,389,508
NuStar Logistics LP,
Gtd. Notes
5.625%	04/28/27	170	159,808
5.750%	10/01/25(a)	670	647,232
6.000%	06/01/26	945	912,709
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.500%	05/15/30	297	275,844
5.000%	03/15/27(a)	4,461	4,376,216
5.875%	06/30/26	83	83,984
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	01/15/28(a)	1,070	950,905
6.000%	03/01/27	1,395	1,304,325
6.000%	12/31/30	880	765,401
7.500%	10/01/25	1,595	1,609,021
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.000%	01/15/32(a)	1,000	840,664
4.875%	02/01/31	285	257,512
5.500%	03/01/30	4,300	4,052,183
6.500%	07/15/27(a)	1,750	1,766,992
6.875%	01/15/29	945	954,304
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30	532	462,135
4.000%	03/15/28	1,261	1,185,521
4.600%	03/15/48	199	166,112
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29(a)	990	866,769
3.875%	11/01/33(a)	1,260	1,028,677
4.125%	08/15/31	1,275	1,086,949
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	06/15/27	1,885	1,776,734

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
5.400%	03/04/44	155	$141,415

			47,541,370

Real Estate — 0.1%
Cushman & Wakefield US Borrower LLC,
Sr. Sec’d. Notes, 144A
6.750%	05/15/28(a)	3,510	3,357,807
Howard Hughes Corp. (The),
Gtd. Notes, 144A
4.125%	02/01/29(a)	1,580	1,321,702
5.375%	08/01/28	2,490	2,241,924

			6,921,433

Real Estate Investment Trusts (REITs) — 0.3%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
3.375%	08/15/31	1,505	1,314,122
3.950%	01/15/27	1,774	1,701,958
4.900%	12/15/30(a)	2,388	2,324,377
Apollo Commercial Real Estate Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	06/15/29(a)	2,195	1,756,460
Boston Properties LP,
Sr. Unsec’d. Notes
2.750%	10/01/26	2,935	2,646,801
3.650%	02/01/26	2,298	2,181,513
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.650%	06/15/24	874	848,479
3.850%	02/01/25	885	849,599
3.900%	03/15/27	2,823	2,603,240
4.050%	07/01/30	760	668,002
4.125%	06/15/26	1,643	1,561,546
4.125%	05/15/29	1,764	1,576,110
Crown Castle, Inc.,
Sr. Unsec’d. Notes
2.250%	01/15/31(a)	701	560,580
2.900%	03/15/27	395	359,563
Essex Portfolio LP,
Gtd. Notes
3.625%	05/01/27	1,114	1,044,541
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.350%	09/01/24	463	443,340
HAT Holdings I LLC/HAT Holdings II LLC,
Gtd. Notes, 144A
6.000%	04/15/25(a)	1,185	1,148,134
Healthcare Realty Holdings LP,
Gtd. Notes
2.050%	03/15/31	660	481,196
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/31(a)	245	204,726
3.500%	07/15/29	284	252,640
Highwoods Realty LP,
Sr. Unsec’d. Notes
4.125%	03/15/28	616	554,678

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Kilroy Realty LP,
Gtd. Notes
4.375%	10/01/25(a)	1,669	$1,618,520
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
5.750%	02/01/27(a)	695	658,987
Necessity Retail REIT, Inc. (The)/American Finance Operating Partner LP,
Gtd. Notes, 144A
4.500%	09/30/28	1,370	1,006,889
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A
4.875%	05/15/29(a)	535	452,862
Realty Income Corp.,
Sr. Unsec’d. Notes
3.950%	08/15/27(a)	906	865,796
SBA Communications Corp.,
Sr. Unsec’d. Notes
3.875%	02/15/27(a)	1,680	1,520,809
SBA Tower Trust,
Asset-Backed, 144A
1.631%	05/15/51	670	569,016
2.836%	01/15/50	1,375	1,295,961
Service Properties Trust,
Gtd. Notes
7.500%	09/15/25(a)	983	938,740
Sr. Unsec’d. Notes
4.350%	10/01/24	2,000	1,822,327
4.650%	03/15/24	495	475,155
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes
4.750%	03/15/25(a)	570	545,208
Sr. Unsec’d. Notes, 144A
4.375%	01/15/27(a)	1,105	972,421

			37,824,296

Retail — 0.3%
At Home Group, Inc.,
Gtd. Notes, 144A
7.125%	07/15/29	1,060	615,335
Sr. Sec’d. Notes, 144A
4.875%	07/15/28	455	321,489
Bath & Body Works, Inc.,
Gtd. Notes
6.694%	01/15/27	1,160	1,150,898
Gtd. Notes, 144A
6.625%	10/01/30(a)	915	858,203
9.375%	07/01/25(a)	1,541	1,651,408
Sr. Unsec’d. Notes
6.950%	03/01/33(a)	1,730	1,496,859
Dave & Buster’s, Inc.,
Sr. Sec’d. Notes, 144A
7.625%	11/01/25(a)	1,945	1,962,114
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.750%	02/07/25(a)	1,855	1,616,169

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
8.500%	10/30/25	3,555	$3,309,705
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.375%	04/01/26(a)	3,115	2,838,160
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.250%	04/01/52(a)	770	616,670
5.625%	04/15/53	450	433,702
LSF9 Atlantis Holdings LLC/Victra Finance Corp.,
Sr. Sec’d. Notes, 144A
7.750%	02/15/26	1,510	1,338,534
Papa John’s International, Inc.,
Gtd. Notes, 144A
3.875%	09/15/29(a)	4,237	3,536,419
PetSmart, Inc./PetSmart Finance Corp.,
Gtd. Notes, 144A
7.750%	02/15/29(a)	4,380	4,086,090
Sr. Sec’d. Notes, 144A
4.750%	02/15/28	1,835	1,662,833
Ross Stores, Inc.,
Sr. Unsec’d. Notes
1.875%	04/15/31(a)	1,746	1,371,626
SRS Distribution, Inc.,
Gtd. Notes, 144A
6.000%	12/01/29(a)	1,980	1,583,571
Staples, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/15/26(a)	1,365	1,175,029
Sr. Unsec’d. Notes, 144A
10.750%	04/15/27(a)	1,180	849,890
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
5.350%	11/01/43	1,134	939,231
6.875%	11/15/37	339	342,581
Sr. Unsec’d. Notes, 144A
4.750%	01/15/30(a)	475	436,626

			34,193,142

Savings & Loans — 0.0%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A, MTN
2.972%(ff)	02/16/28	630	553,430

Semiconductors — 0.0%
Broadcom, Inc.,
Gtd. Notes
4.110%	09/15/28(a)	425	396,530
Entegris Escrow Corp.,
Gtd. Notes, 144A
5.950%	06/15/30(a)	4,135	3,814,743
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.185%	02/15/27	505	479,793
NXP BV/NXP Funding LLC (China),
Gtd. Notes
5.350%	03/01/26	788	785,537

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes
2.700%	05/01/25	142	$133,374
3.150%	05/01/27	288	261,684

			5,871,661

Software — 0.2%
AthenaHealth Group, Inc.,
Sr. Unsec’d. Notes, 144A
6.500%	02/15/30	3,375	2,500,298
Black Knight InfoServ LLC,
Gtd. Notes, 144A
3.625%	09/01/28(a)	1,680	1,464,955
Boxer Parent Co., Inc.,
Sec’d. Notes, 144A
9.125%	03/01/26	1,920	1,814,658
Central Parent, Inc./Central Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	06/15/29(a)	2,905	2,846,340
Clarivate Science Holdings Corp.,
Gtd. Notes, 144A
4.875%	07/01/29(a)	995	846,030
Cloud Software Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	03/31/29(a)	1,225	1,037,266
Fair Isaac Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	06/15/28(a)	4,895	4,440,563
5.250%	05/15/26(a)	1,090	1,067,404
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.500%	07/01/29	455	410,013
MSCI, Inc.,
Gtd. Notes, 144A
3.250%	08/15/33(a)	2,500	1,929,903
3.625%	09/01/30	320	266,605
4.000%	11/15/29(a)	610	533,226
Oracle Corp.,
Sr. Unsec’d. Notes
2.300%	03/25/28	1,019	883,637
Playtika Holding Corp.,
Gtd. Notes, 144A
4.250%	03/15/29(a)	670	525,778
ROBLOX Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	05/01/30(a)	1,050	827,095
Twilio, Inc.,
Gtd. Notes
3.875%	03/15/31(a)	2,025	1,607,838
Workday, Inc.,
Sr. Unsec’d. Notes
3.700%	04/01/29	320	293,537

			23,295,146

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications — 0.5%
Altice France Holding SA (Luxembourg),
Gtd. Notes, 144A
6.000%	02/15/28(a)	2,445	$1,433,870
Sr. Sec’d. Notes, 144A
10.500%	05/15/27(a)	1,475	1,124,687
Altice France SA (France),
Sr. Sec’d. Notes, 144A
5.125%	07/15/29	3,625	2,713,472
5.500%	01/15/28	900	704,178
5.500%	10/15/29	1,195	909,515
AT&T, Inc.,
Sr. Unsec’d. Notes
2.750%	06/01/31(a)	1,127	935,809
3.500%	09/15/53	1,600	1,088,591
4.300%	02/15/30(a)	749	704,346
Axtel SAB de CV (Mexico),
Gtd. Notes, 144A
6.375%	11/14/24	800	652,400
Bharti Airtel Ltd. (India),
Sr. Unsec’d. Notes, 144A
3.250%	06/03/31	2,130	1,794,291
C&W Senior Financing DAC (Panama),
Sr. Unsec’d. Notes, 144A
6.875%	09/15/27	1,550	1,435,494
Connect Finco Sarl/Connect US Finco LLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.750%	10/01/26	1,545	1,438,611
Crown Castle Towers LLC,
Asset-Backed, 144A
3.663%	05/15/45	1,575	1,525,733
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36	750	348,805
Globe Telecom, Inc. (Philippines),
Sr. Unsec’d. Notes
3.000%	07/23/35	2,300	1,655,712
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26(a)	2,215	2,067,514
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
6.500%	10/15/26	1,010	935,513
Intelsat Jackson Holdings SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.500%	03/15/30	635	567,684
Level 3 Financing, Inc.,
Gtd. Notes, 144A
4.625%	09/15/27(a)	1,115	930,511
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	01/15/29	275	189,969
Maxar Technologies, Inc.,
Sr. Sec’d. Notes, 144A
7.750%	06/15/27(a)	1,975	2,056,479
NBN Co. Ltd. (Australia),
Sr. Unsec’d. Notes, 144A, MTN
2.625%	05/05/31	1,455	1,158,394

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
NTT Finance Corp. (Japan),
Gtd. Notes, 144A
1.591%	04/03/28	2,170	$1,817,512
2.065%	04/03/31	285	227,429
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, 144A, MTN
2.625%	04/08/31	1,095	938,963
Oztel Holdings SPC Ltd. (Oman),
Sr. Sec’d. Notes
6.625%	04/24/28	1,450	1,448,006
Rogers Communications, Inc. (Canada),
Gtd. Notes, 144A
3.200%	03/15/27	545	503,295
3.800%	03/15/32	850	733,870
4.550%	03/15/52(a)	420	328,638
Sable International Finance Ltd. (Chile),
Sr. Sec’d. Notes, 144A
5.750%	09/07/27(a)	1,150	1,062,312
SmarTone Finance Ltd. (Hong Kong),
Gtd. Notes
3.875%	04/08/23	1,000	993,312
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28(a)	3,885	4,040,185
Telefonica Celular del Paraguay SA (Paraguay),
Sr. Unsec’d. Notes, 144A
5.875%	04/15/27	1,840	1,774,795
Telesat Canada/Telesat LLC (Canada),
Gtd. Notes, 144A
6.500%	10/15/27	1,200	342,000
T-Mobile USA, Inc.,
Gtd. Notes
2.050%	02/15/28	841	723,507
3.750%	04/15/27	4,250	4,007,117
3.875%	04/15/30	3,490	3,167,963
United States Cellular Corp.,
Sr. Unsec’d. Notes
6.700%	12/15/33(a)	585	519,207
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.100%	03/22/28(a)	1,019	883,976
2.550%	03/21/31(a)	2,485	2,045,149
3.550%	03/22/51	3,025	2,165,452
4.329%	09/21/28	1,476	1,420,774
Viasat, Inc.,
Sr. Sec’d. Notes, 144A
5.625%	04/15/27(a)	645	584,915
Viavi Solutions, Inc.,
Gtd. Notes, 144A
3.750%	10/01/29	785	654,849
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
4.750%	07/15/31(a)	4,350	3,545,250
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.875%	06/19/49	198	166,356
5.250%	05/30/48	1,650	1,465,228

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
VTR Comunicaciones SpA (Chile),
Sr. Sec’d. Notes, 144A
5.125%	01/15/28	650	$400,278

			62,331,916

Toys/Games/Hobbies — 0.0%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.550%	11/19/26	896	840,579

Transportation — 0.0%
Empresa de los Ferrocarriles del Estado (Chile),
Sr. Unsec’d. Notes
3.068%	08/18/50	1,770	1,094,413
Empresa de Transporte de Pasajeros Metro SA (Chile),
Sr. Unsec’d. Notes, 144A
3.693%	09/13/61	525	357,919
4.700%	05/07/50	1,545	1,291,813
FedEx Corp.,
Gtd. Notes
2.400%	05/15/31(a)	1,496	1,207,558
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34	426	412,435

			4,364,138

Water — 0.0%
Manila Water Co., Inc. (Philippines),
Sr. Unsec’d. Notes
4.375%	07/30/30	2,100	1,771,875
Solaris Midstream Holdings LLC,
Gtd. Notes, 144A
7.625%	04/01/26(a)	1,120	1,115,264

			2,887,139

TOTAL CORPORATE BONDS (cost $1,198,766,034)			1,030,966,122

MUNICIPAL BONDS — 0.0%
Colorado — 0.0%
Colorado Health Facilities Authority,
Taxable, Revenue Bonds, Series B
4.480%	12/01/40	2,495	2,021,553

Pennsylvania — 0.0%
Pocono Mountains Industrial Park Authority,
Taxable, Revenue Bonds
5.050%	08/15/49	75	65,794

TOTAL MUNICIPAL BONDS (cost $2,570,000)			2,087,347

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.3%
Angel Oak Mortgage Trust,
Series 2020-03, Class A1, 144A
1.691%(cc)	04/25/65	304	267,903
Series 2021-01, Class A2, 144A
1.115%(cc)	01/25/66	750	605,917
Series 2021-03, Class A1, 144A
1.068%(cc)	05/25/66	707	580,216

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-04, Class A3, 144A
1.446%(cc)	01/20/65	596		$444,298
Series 2021-06, Class A2, 144A
1.581%(cc)	09/25/66	777		608,187
Series 2021-06, Class A3, 144A
1.714%(cc)	09/25/66	699		534,149
CIM Trust,
Series 2021-INV01, Class A29, 144A
2.500%(cc)	07/01/51	1,229		938,781
Citigroup Mortgage Loan Trust, Inc.,
Series 2020-EXP02, Class A3, 144A
2.500%(cc)	08/25/50	994		809,417
COLT Mortgage Loan Trust,
Series 2020-03, Class A1, 144A
1.506%(cc)	04/27/65	112		104,777
Series 2021-01, Class A1, 144A
0.910%(cc)	06/25/66	869		700,622
Connecticut Avenue Securities Trust,
Series 2022-R01, Class 1M1, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 0.000%)
4.928%(c)	12/25/41	485		478,623
Series 2022-R03, Class 1M1, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
6.028%(c)	03/25/42	982		975,019
Credit Suisse Mortgage Trust,
Series 2014-03R, Class 2A1, 144A, 1 Month LIBOR + 0.700% (Cap 7.000%, Floor 0.700%)
0.000%(c)	05/27/37	65		63,455
Deephaven Residential Mortgage Trust,
Series 2021-02, Class A1, 144A
0.899%(cc)	04/25/66	358		300,673
Series 2021-02, Class A2, 144A
1.209%(cc)	04/25/66	335		275,992
Ellington Financial Mortgage Trust,
Series 2021-03, Class A1, 144A
1.241%(cc)	09/25/66	695		554,500
Series 2021-03, Class A2, 144A
1.396%(cc)	09/25/66	708		557,461
Fannie Mae Connecticut Avenue Securities,
Series 2017-C06, Class 2ED1, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.389%(c)	02/25/30	23		23,291
Fannie Mae Interest Strips,
Series 319, Class 2, IO
6.500%	02/25/32	—	(r)	89
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2021-DNA02, Class M1, 144A, 30 Day Average SOFR + 0.800% (Cap N/A, Floor 0.000%)
4.728%(c)	08/25/33	119		119,106
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-HQA01, Class M1, 144A, 30 Day Average SOFR + 0.700% (Cap N/A, Floor 0.000%)
4.628%(c)	08/25/33	32		31,837
Series 2022-DNA05, Class M1A, 144A, 30 Day Average SOFR + 2.950% (Cap N/A, Floor 0.000%)
6.878%(c)	06/25/42	2,093		2,117,259

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Flagstar Mortgage Trust,
Series 2018-03INV, Class B3, 144A
4.474%(cc)	05/25/48	2,748	$2,350,414
Freddie Mac REMIC,
Series 4977, Class IO, IO
4.500%	05/25/50	609	114,772
Freddie Mac Whole Loan Securities Trust,
Series 2017-SC01, Class M1, 144A
3.647%(cc)	12/25/46	451	431,021
Galton Funding Mortgage Trust,
Series 2018-01, Class A23, 144A
3.500%(cc)	11/25/57	139	125,718
Series 2018-02, Class A22, 144A
4.000%(cc)	10/25/58	113	106,125
GCAT Trust,
Series 2021-NQM04, Class A3, 144A
1.556%(cc)	08/25/66	446	331,512
Government National Mortgage Assoc.,
Series 2012-94, Class BI, IO
4.000%	05/20/37	33	191
Series 2013-24, Class OI, IO
4.000%	02/20/43	92	14,355
Series 2013-82, Class IG, IO
3.500%	05/20/43	289	46,293
Series 2018-08, Class DA
3.000%	11/20/47	86	78,634
Series 2022-63, Class LM
3.500%	10/20/50	715	600,095
GS Mortgage-Backed Securities Corp. Trust,
Series 2021-PJ05, Class A4, 144A
2.500%(cc)	10/25/51	2,691	2,055,437
GS Mortgage-Backed Securities Trust,
Series 2014-EB01A, Class 2A1, 144A
2.495%(cc)	07/25/44	17	16,469
Series 2020-INV01, Class A14, 144A
2.932%(cc)	10/25/50	723	605,608
Series 2021-GR01, Class A4, 144A
2.500%(cc)	11/25/51	956	730,242
Series 2021-GR02, Class A4, 144A
2.500%(cc)	02/25/52	985	747,515
Series 2021-HP01, Class A6, 144A
2.500%(cc)	01/25/52	1,660	1,418,736
JPMorgan Mortgage Trust,
Series 2019-INV03, Class A3, 144A
3.500%(cc)	05/25/50	315	272,536
Series 2020-INV01, Class A11, 144A, 1 Month LIBOR + 0.830% (Cap 6.000%, Floor 0.000%)
4.874%(c)	08/25/50	153	140,436
Series 2020-INV01, Class A3, 144A
3.500%(cc)	08/25/50	253	223,553
Series 2020-INV02, Class A13, 144A
3.000%(cc)	10/25/50	338	283,329
Series 2020-LTV01, Class A3, 144A
3.500%(cc)	06/25/50	76	73,505
Mello Mortgage Capital Acceptance,
Series 2021-INV04, Class A15, 144A
2.500%(cc)	12/25/51	3,033	2,317,364

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust,
Series 2020-NQM02, Class A1, 144A
1.650%(cc)	05/24/60	159	$145,564
OBX Trust,
Series 2021-INV03, Class A19, 144A
2.500%(cc)	10/25/51	1,437	1,098,012
Series 2021-NQM1, Class A1, 144A
1.072%(cc)	02/25/66	869	676,094
PSMC Trust,
Series 2021-01, Class A1, 144A
2.500%(cc)	03/25/51	2,154	1,726,436
Sequoia Mortgage Trust,
Series 2017-05, Class B1, 144A
3.794%(cc)	08/25/47	709	604,268
Series 2018-CH01, Class A2, 144A
3.500%(cc)	03/25/48	45	40,617
Series 2018-CH02, Class A3, 144A
4.000%(cc)	06/25/48	270	249,093
SG Residential Mortgage Trust,
Series 2019-03, Class A1, 144A
2.703%(cc)	09/25/59	45	42,846
Starwood Mortgage Residential Trust,
Series 2020-INV01, Class A1, 144A
1.027%(cc)	11/25/55	385	355,392
Towd Point Mortgage Trust,
Series 2019-01, Class A1, 144A
3.722%(cc)	03/25/58	73	68,239
UWM Mortgage Trust,
Series 2021-INV01, Class A15, 144A
2.500%(cc)	08/25/51	2,397	1,831,495
Series 2021-INV02, Class A15, 144A
2.500%(cc)	09/25/51	973	743,429
Verus Securitization Trust,
Series 2019-04, Class A3, 144A
3.000%	11/25/59	274	259,755
Series 2019-INV03, Class A1, 144A
2.692%(cc)	11/25/59	280	262,858
Series 2020-INV01, Class A1, 144A
1.977%(cc)	03/25/60	52	50,016
Series 2020-INV01, Class A3, 144A
3.889%(cc)	03/25/60	220	198,674
Series 2021-01, Class A3, 144A
1.155%(cc)	01/25/66	367	293,471
Series 2021-02, Class A2, 144A
1.288%(cc)	02/25/66	545	444,027
Series 2021-05, Class A2, 144A
1.218%(cc)	09/25/66	606	472,329
Series 2021-07, Class A1, 144A
1.829%(cc)	10/25/66	3,170	2,660,148
Vista Point Securitization Trust,
Series 2020-02, Class A1, 144A
1.475%(cc)	04/25/65	834	728,088

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage Backed Securities Trust,
Series 2021-RR1, Class A17, 144A
2.500%(cc)	12/25/50		1,406	$1,103,154

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $46,629,575)				38,229,437

SOVEREIGN BONDS — 2.3%
Albania Government International Bond (Albania),
Sr. Unsec’d. Notes
3.500%	06/16/27	EUR	2,530	2,409,994
3.500%	11/23/31	EUR	1,990	1,724,526
Sr. Unsec’d. Notes, 144A
3.500%	11/23/31	EUR	2,325	2,014,836
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes
8.250%	05/09/28		3,885	3,515,925
8.750%	04/14/32		500	432,500
9.500%	11/12/25		475	489,250
Sr. Unsec’d. Notes, 144A
8.750%	04/14/32		390	337,350
Sr. Unsec’d. Notes, EMTN
8.000%	11/26/29		2,470	2,173,600
9.125%	11/26/49		3,700	2,882,069
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.000%(cc)	12/15/35(d)		9,945	36,051
0.500%(cc)	07/09/30		3,416	924,003
1.500%(cc)	07/09/35		4,326	1,090,094
3.875%(cc)	01/09/38		8,285	2,608,721
Bahamas Government International Bond (Bahamas),
Sr. Unsec’d. Notes, 144A
6.000%	11/21/28		4,780	3,629,215
Bahrain Government International Bond (Bahrain),
Sr. Unsec’d. Notes
6.750%	09/20/29		2,210	2,189,696
7.000%	10/12/28		4,410	4,416,339
7.500%	09/20/47		1,600	1,428,300
Sr. Unsec’d. Notes, 144A, MTN
5.625%	05/18/34		6,400	5,509,200
Barbados Government International Bond (Barbados),
Sr. Unsec’d. Notes, 144A
6.500%	10/01/29		450	414,506
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes
5.000%	07/15/32		2,400	2,380,950
Brazil Notas do Tesouro Nacional (Brazil),
Notes, Series NTNF
10.000%	01/01/31	BRL	12,150	2,007,621
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
5.000%	01/27/45		385	284,852
5.625%	01/07/41		1,040	877,045
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.250%	09/21/71		1,450	892,475
3.500%	01/31/34		380	324,940

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
4.000%	01/31/52		430	$333,311
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.000%	01/30/30		3,650	2,788,600
3.125%	04/15/31		2,900	2,149,262
4.125%	05/15/51		1,875	1,124,180
4.500%	03/15/29		550	474,134
5.000%	06/15/45		7,345	5,039,588
5.625%	02/26/44		550	403,150
6.125%	01/18/41		465	369,907
Colombian TES (Colombia),
Bonds, Series B
7.000%	03/26/31	COP	7,706,000	1,122,675
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes
5.625%	04/30/43		1,100	893,612
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
4.875%	09/23/32		4,230	3,497,152
5.875%	01/30/60		6,050	4,421,416
6.000%	07/19/28		445	426,588
6.850%	01/27/45		7,210	6,231,242
Sr. Unsec’d. Notes, 144A
4.500%	01/30/30		1,865	1,582,103
4.875%	09/23/32		9,040	7,473,820
5.500%	02/22/29		905	828,810
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
2.500%(cc)	07/31/35		3,700	1,692,287
Sr. Unsec’d. Notes, 144A
1.500%(cc)	07/31/40		2,232	903,653
2.500%(cc)	07/31/35		5,410	2,474,508
5.500%(cc)	07/31/30		4,313	2,743,346
5.771%(s)	07/31/30		847	327,712
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
7.600%	03/01/29		985	802,775
8.500%	01/31/47		2,545	1,679,700
Sr. Unsec’d. Notes, EMTN
5.875%	02/16/31		1,545	1,068,271
Sr. Unsec’d. Notes, MTN
8.500%	01/31/47		4,970	3,280,200
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes
5.875%	01/30/25		2,865	1,813,545
7.650%	06/15/35		4,360	1,712,117
Sr. Unsec’d. Notes, 144A
6.375%	01/18/27		525	227,325
Emirate of Dubai Government International Bonds (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.900%	09/09/50		295	209,598
Export-Import Bank of India (India),
Sr. Unsec’d. Notes
3.375%	08/05/26		500	468,505
Sr. Unsec’d. Notes, 144A, MTN
2.250%	01/13/31		1,225	966,672
Sr. Unsec’d. Notes, EMTN
2.250%	01/13/31		2,400	1,893,888

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
3.250%	01/15/30		7,200	$6,222,600
Ghana Government International Bond (Ghana),
Bank Gtd. Notes
10.750%	10/14/30		860	602,000
Sr. Unsec’d. Notes
8.625%	04/07/34(d)		1,515	537,636
8.875%	05/07/42(d)		325	112,125
Grenada Government International Bond (Grenada),
Sr. Unsec’d. Notes
7.000%	05/12/30		229	207,691
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes
4.875%	02/13/28		1,900	1,822,575
4.900%	06/01/30		640	603,720
5.375%	04/24/32		2,300	2,241,494
Unsec’d. Notes, 144A
5.250%	08/10/29		270	258,998
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.550%	03/31/32		1,805	1,638,236
Sr. Unsec’d. Notes, EMTN
4.625%	04/15/43		3,370	3,067,071
5.250%	01/17/42		1,630	1,585,990
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
4.875%	01/30/32	EUR	1,500	1,263,767
6.125%	06/15/33(a)		13,020	11,587,800
6.625%	03/22/48	EUR	3,070	2,310,256
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
8.000%	03/15/39		1,340	1,562,189
Jordan Government International Bond (Jordan),
Sr. Unsec’d. Notes
5.850%	07/07/30		6,450	5,733,647
Sr. Unsec’d. Notes, 144A
7.750%	01/15/28		1,550	1,561,916
Mexican Bonos (Mexico),
Bonds, Series M
7.750%	05/29/31	MXN	26,000	1,233,144
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.500%	04/22/29		2,400	2,292,000
4.750%	04/27/32		9,325	8,720,623
Mongolia Government International Bond (Mongolia),
Sr. Unsec’d. Notes
4.450%	07/07/31		1,513	1,165,176
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes
3.000%	12/15/32		4,410	3,483,349
4.000%	12/15/50		7,750	5,259,344
Sr. Unsec’d. Notes, 144A
3.000%	12/15/32		1,700	1,342,787
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
7.875%	02/16/32		3,520	2,640,000
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
4.750%	06/15/26		2,650	2,550,294

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
5.375%	03/08/27		4,750	$4,632,141
6.250%	01/25/31		725	726,722
6.500%	03/08/47		2,430	2,205,225
6.750%	10/28/27		1,300	1,342,900
6.750%	01/17/48		2,575	2,396,842
Sr. Unsec’d. Notes, 144A
4.750%	06/15/26		1,000	962,375
6.250%	01/25/31(a)		560	561,330
6.750%	10/28/27		900	929,700
7.000%	01/25/51		685	658,799
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes
7.875%	03/31/36		2,974	1,029,376
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	01/19/63		2,080	1,467,440
6.400%	02/14/35		700	709,975
Sr. Unsub. Notes
2.252%	09/29/32		6,050	4,480,025
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes
4.700%	03/27/27		1,235	1,210,917
5.400%	03/30/50		2,310	1,983,424
5.600%	03/13/48		400	347,825
Sr. Unsec’d. Notes, 144A
2.739%	01/29/33		560	447,055
4.950%	04/28/31		2,170	2,094,457
5.400%	03/30/50		200	171,725
Perusahaan Penerbit SBSN Indonesia III (Indonesia),
Sr. Unsec’d. Notes
2.800%	06/23/30		9,000	7,873,875
4.150%	03/29/27		1,220	1,194,209
4.400%	03/01/28		200	197,022
4.550%	03/29/26		6,495	6,479,477
Sr. Unsec’d. Notes, EMTN
4.450%	02/20/29		2,300	2,257,306
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.780%	12/01/60		4,050	2,368,744
3.300%	03/11/41		1,500	1,092,937
3.550%	03/10/51		650	461,825
6.150%	08/12/32	PEN	5,000	1,157,522
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
2.650%	12/10/45		4,875	3,266,786
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.400%	04/16/50		900	819,169
4.817%	03/14/49		5,650	5,465,669
Sr. Unsec’d. Notes, 144A
4.400%	04/16/50		1,160	1,055,817
Republic of Azerbaijan International Bond (Azerbaijan),
Sr. Unsec’d. Notes
3.500%	09/01/32		1,700	1,410,787
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
5.375%	07/24/44		800	600,900
5.650%	09/27/47		1,190	874,650

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
5.875%	04/20/32		2,330	$2,094,087
6.250%	03/08/41		2,550	2,158,416
7.300%	04/20/52		2,225	1,905,156
Republic of Uzbekistan International Bond (Uzbekistan),
Sr. Unsec’d. Notes
3.900%	10/19/31		2,200	1,795,475
Sr. Unsec’d. Notes, 144A
3.900%	10/19/31		2,197	1,793,027
Sr. Unsec’d. Notes, 144A, MTN
5.375%	02/20/29		645	596,343
Sr. Unsec’d. Notes, EMTN
5.375%	02/20/29		2,000	1,849,125
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes
3.000%	02/14/31		1,850	1,449,706
4.000%	02/14/51		4,250	2,791,187
Sr. Unsec’d. Notes, 144A
3.000%	02/14/31(a)		812	636,303
4.000%	02/14/51		640	420,320
Sr. Unsec’d. Notes, EMTN
3.375%	01/28/50	EUR	2,585	1,586,421
Unsec’d. Notes, 144A
3.000%	02/27/27		2,240	1,977,920
Unsec’d. Notes, 144A, MTN
2.875%	04/13/42	EUR	650	388,528
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
4.500%	04/22/60		635	560,903
Sr. Unsec’d. Notes, EMTN
3.250%	10/26/26		1,900	1,815,450
3.750%	01/21/55		1,820	1,425,629
5.000%	04/17/49		1,900	1,785,169
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes
6.250%	05/23/33		11,525	9,463,466
Unsec’d. Notes, 144A
6.250%	05/23/33		850	697,956
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
2.125%	12/01/30		6,975	4,986,253
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
6.125%	06/03/25(d)		6,240	1,921,920
6.825%	07/18/26(d)		1,250	376,016
6.850%	11/03/25(d)		3,575	1,073,170
Sr. Unsec’d. Notes, 144A
6.825%	07/18/26(d)		800	240,650
Suriname Government International Bond (Suriname),
Sr. Unsec’d. Notes
9.250%	10/26/26		3,058	2,175,576
Sr. Unsec’d. Notes, 144A
12.875%	12/30/23		227	179,664
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.250%	04/14/26		1,000	890,000
4.875%	04/16/43		1,320	855,772
6.000%	03/25/27		1,141	1,042,589
6.000%	01/14/41		3,500	2,528,750

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
6.500%	09/20/33	1,520	$1,258,560
8.600%	09/24/27	1,425	1,421,437
9.875%	01/15/28	380	393,300
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes, 144A
0.000%(cc)	08/01/41	515	146,711
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
5.750%	10/28/34	2,090	2,269,740
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
6.000%	12/09/20(d)	4,725	330,750
7.750%	10/13/19(d)	5,500	398,750
9.250%	09/15/27(d)	2,200	154,000
11.750%	10/21/26(d)	2,250	157,500
11.950%	08/05/31(d)	1,200	84,000
12.750%	08/23/22(d)	3,025	211,750
Zambia Government International Bond (Zambia),
Unsec’d. Notes
5.375%	09/20/23	6,203	2,574,245

TOTAL SOVEREIGN BONDS (cost $373,865,633)			305,820,776

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.2%
Federal Home Loan Mortgage Corp.
1.500%	04/01/37	951	823,636
2.000%	03/01/42	2,361	1,989,971
2.000%	06/01/50	241	198,197
2.000%	07/01/50	195	159,530
2.000%	05/01/51	14	11,235
2.000%	05/01/51	32	26,345
2.000%	05/01/51	1,252	1,021,635
2.000%	05/01/51	2,221	1,811,825
2.000%	07/01/51	18	14,985
2.000%	12/01/51	1,343	1,094,089
2.000%	03/01/52	390	319,522
2.000%	03/01/52	13,550	11,033,362
2.000%	04/01/52	652	530,874
2.000%	05/01/52	200	164,196
2.000%	06/01/52	457	371,786
2.500%	07/01/37	115	105,274
2.500%	07/01/37	1,043	954,905
2.500%	03/01/42	1,170	1,017,745
2.500%	07/01/50	169	145,179
2.500%	02/01/51	331	285,108
2.500%	05/01/51	155	132,662
2.500%	05/01/51	303	257,550
2.500%	06/01/51	478	412,456
2.500%	07/01/51	204	174,255
2.500%	07/01/51	280	237,177
2.500%	07/01/51	343	291,587
2.500%	08/01/51	386	328,845
2.500%	08/01/51	968	821,647
2.500%	08/01/51	1,211	1,028,307
2.500%	11/01/51	2,461	2,116,282
2.500%	01/01/52	2,705	2,306,406
2.500%	04/01/52	1,000	846,965
2.500%	04/01/52	5,538	4,691,372

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	05/01/52	7,698	$6,519,198
2.500%	07/01/52	91	76,949
2.500%	08/01/52	1,000	846,823
3.000%	05/01/30	227	218,651
3.000%	11/01/33	342	321,652
3.000%	02/01/34	347	330,124
3.000%	04/01/34	28	26,605
3.000%	11/01/42	9	8,510
3.000%	01/01/43	11	9,770
3.000%	02/01/43	4	3,670
3.000%	02/01/43	8	7,002
3.000%	02/01/43	33	30,057
3.000%	03/01/43	29	26,269
3.000%	03/01/45	4	3,427
3.000%	04/01/45	34	30,464
3.000%	06/01/45	7	6,029
3.000%	06/01/45	53	47,529
3.000%	07/01/45	33	29,998
3.000%	02/01/47	222	198,329
3.000%	02/01/48	5	4,218
3.000%	09/01/49	395	354,777
3.000%	11/01/49	389	348,081
3.000%	02/01/50	145	128,970
3.000%	06/01/50	163	145,463
3.000%	08/01/50	700	627,099
3.000%	09/01/51	1,771	1,566,277
3.000%	11/01/51	1,156	1,015,234
3.000%	02/01/52	352	308,586
3.000%	03/01/52	352	309,402
3.000%	06/01/52	2,201	1,931,667
3.000%	06/01/52	3,349	2,940,984
3.000%	08/01/52	1,539	1,368,422
3.500%	02/01/34	51	48,930
3.500%	04/01/42	6	5,665
3.500%	04/01/42	64	59,677
3.500%	08/01/42	10	9,378
3.500%	08/01/42	13	12,352
3.500%	08/01/42	63	59,501
3.500%	09/01/42	1	1,252
3.500%	09/01/42	15	14,382
3.500%	09/01/42	89	82,993
3.500%	10/01/42	2	1,481
3.500%	10/01/42	24	22,274
3.500%	11/01/42	10	9,632
3.500%	12/01/42	116	108,836
3.500%	01/01/43	108	101,521
3.500%	04/01/43	3	3,261
3.500%	04/01/43	14	12,996
3.500%	04/01/43	87	81,135
3.500%	05/01/43	240	224,957
3.500%	10/01/43	28	26,324
3.500%	01/01/44	106	99,684
3.500%	03/01/44	184	172,409
3.500%	05/01/45	77	71,969
3.500%	06/01/45	16	15,116
3.500%	06/01/45	105	98,197
3.500%	12/01/46	784	728,000
3.500%	01/01/48	1,307	1,212,465

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	03/01/48	594	$548,160
3.500%	10/01/49	30	28,037
3.500%	12/01/49	77	70,524
3.500%	01/01/50	587	540,834
3.500%	02/01/50	1,679	1,566,991
3.500%	05/01/51	1,226	1,119,015
3.500%	04/01/52	1,010	917,608
4.000%	06/01/33	58	56,516
4.000%	10/01/34	22	22,032
4.000%	08/01/37	947	924,082
4.000%	05/01/38	121	115,457
4.000%	10/01/40	1	1,349
4.000%	10/01/40	2	2,104
4.000%	10/01/40	7	6,599
4.000%	11/01/40	3	2,879
4.000%	12/01/40	1	1,024
4.000%	12/01/40	69	66,732
4.000%	12/01/40	158	152,046
4.000%	12/01/40	230	221,465
4.000%	02/01/41	44	42,136
4.000%	04/01/41	298	286,531
4.000%	10/01/41	17	16,072
4.000%	10/01/41	52	49,946
4.000%	12/01/41	37	35,467
4.000%	02/01/42	120	115,159
4.000%	03/01/42	4	3,396
4.000%	04/01/42	5	4,857
4.000%	04/01/42	13	12,852
4.000%	04/01/42	30	28,957
4.000%	07/01/42	271	260,820
4.000%	09/01/42	19	18,119
4.000%	11/01/42	132	126,446
4.000%	05/01/43	23	22,290
4.000%	09/01/43	86	82,308
4.000%	02/01/45	42	40,436
4.000%	05/01/45	16	15,210
4.000%	01/01/46	911	876,102
4.000%	04/01/46	2	2,307
4.000%	04/01/46	5	4,899
4.000%	04/01/46	104	99,343
4.000%	10/01/47	2	1,725
4.000%	04/01/48	2	2,309
4.000%	06/01/48	72	68,780
4.000%	02/01/50	1,383	1,315,022
4.000%	12/01/52	527	494,351
4.500%	09/01/37	97	96,292
4.500%	05/01/39	23	22,512
4.500%	05/01/39	23	22,752
4.500%	06/01/39	14	13,802
4.500%	08/01/39	100	99,629
4.500%	09/01/39	7	7,040
4.500%	10/01/39	3	2,765
4.500%	10/01/39	7	6,731
4.500%	10/01/39	43	42,491
4.500%	10/01/39	135	133,526
4.500%	10/01/39	307	304,388
4.500%	12/01/39	10	9,548
4.500%	03/01/40	20	19,399

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	05/01/40	9		$9,172
4.500%	08/01/40	21		21,165
4.500%	08/01/40	34		33,750
4.500%	10/01/40	26		25,651
4.500%	11/01/40	18		17,631
4.500%	01/01/41	33		32,541
4.500%	02/01/41	4		4,050
4.500%	02/01/41	6		5,466
4.500%	02/01/41	6		5,558
4.500%	02/01/41	12		11,420
4.500%	03/01/41	26		25,456
4.500%	04/01/41	41		40,648
4.500%	04/01/41	74		73,783
4.500%	10/01/41	203		201,630
4.500%	01/01/42	12		12,008
4.500%	03/01/44	3		2,837
4.500%	03/01/44	10		9,745
4.500%	03/01/44	11		10,683
4.500%	12/01/48	199		195,821
4.500%	05/01/50	70		68,155
5.000%	06/01/23	1		552
5.000%	07/01/25	—	(r)	3
5.000%	07/01/33	—	(r)	179
5.000%	11/01/33	1		742
5.000%	11/01/33	1		990
5.000%	11/01/33	1		1,347
5.000%	11/01/33	2		1,756
5.000%	07/01/35	289		295,638
5.000%	11/01/35	44		45,025
5.000%	12/01/35	—	(r)	511
5.000%	04/01/40	2		2,227
5.000%	04/01/40	19		19,075
5.000%	06/01/40	21		21,217
5.000%	07/01/40	2		2,086
5.000%	07/01/40	13		12,824
5.000%	08/01/40	9		8,717
5.000%	08/01/40	23		23,427
5.000%	08/01/40	68		69,197
5.000%	06/01/41	38		38,883
5.000%	07/01/41	2		2,375
5.000%	07/01/41	3		3,341
5.000%	07/01/41	11		11,191
5.000%	07/01/41	17		17,516
5.000%	09/01/52	2,195		2,164,763
5.500%	03/01/34	10		10,342
5.500%	07/01/35	7		6,848
5.500%	01/01/38	187		193,330
5.500%	06/01/41	66		68,865
6.000%	10/01/32	—	(r)	76
6.000%	03/01/33	2		2,057
6.000%	12/01/33	5		4,924
6.000%	12/01/33	55		57,283
6.000%	06/01/37	—	(r)	362
6.000%	07/01/38	1		1,494
6.000%	08/01/38	3		2,947
6.500%	08/01/36	4		3,689
6.500%	09/01/39	9		9,047
7.000%	06/01/32	—	(r)	294

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
7.000%	06/01/32	—	(r)	$394
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate
CMT + 2.250% (Cap 11.278%, Floor 2.250%)
3.928%(c)	10/01/36	—	(r)	318
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.625% (Cap
10.382%, Floor 1.625%)
2.851%(c)	04/01/37	8		8,338
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.725% (Cap
10.850%, Floor 1.725%)
3.975%(c)	07/01/35	—	(r)	214
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.733% (Cap
10.060%, Floor 1.733%)
2.108%(c)	02/01/37	4		3,837
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750% (Cap
10.072%, Floor 1.750%)
2.127%(c)	02/01/35	1		897
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750% (Cap
8.269%, Floor 1.750%)
4.000%(c)	07/01/41	52		52,596
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750% (Cap
8.460%, Floor 1.750%)
3.890%(c)	12/01/40	30		30,025
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.785% (Cap
9.785%, Floor 1.785%)
2.035%(c)	02/01/37	—	(r)	224
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.829% (Cap
10.732%, Floor 1.829%)
2.204%(c)	02/01/37	1		1,200
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.832% (Cap
10.041%, Floor 1.832%)
4.081%(c)	03/01/36	1		1,278
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.842% (Cap
10.844%, Floor 1.842%)
2.822%(c)	01/01/37	2		1,615
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.908% (Cap
7.637%, Floor 1.908%)
3.714%(c)	10/01/42	8		7,750
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.930% (Cap
10.966%, Floor 1.930%)
4.187%(c)	12/01/36	—	(r)	334
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 2.030% (Cap
11.126%, Floor 2.030%)
4.275%(c)	11/01/36	1		1,245
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 2.220% (Cap
11.100%, Floor 2.220%)
2.558%(c)	02/01/37	1		1,189
Federal National Mortgage Assoc.
1.500%	TBA	3,820		3,306,728
1.500%	04/01/37	1,823		1,578,364
1.500%	05/01/37	1,493		1,292,360
1.500%	01/01/42	1,658		1,339,752
2.000%	TBA	440		357,923
2.000%	04/01/42	2,761		2,327,282
2.000%	07/01/50	74		60,670
2.000%	08/01/50	835		682,974
2.000%	10/01/50	111		91,682
2.000%	10/01/50	723		592,489
2.000%	11/01/50	61		50,265

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	05/01/51	31	$25,348
2.000%	05/01/51	6,535	5,334,926
2.000%	07/01/51	13	11,070
2.000%	07/01/51	31	25,453
2.000%	07/01/51	32	26,157
2.000%	12/01/51	4,909	4,001,041
2.000%	02/01/52	1,272	1,036,285
2.000%	02/01/52	1,467	1,203,172
2.000%	02/01/52	1,629	1,327,245
2.000%	02/01/52	3,201	2,608,576
2.000%	02/01/52	6,374	5,189,707
2.000%	03/01/52	762	623,911
2.000%	03/01/52	23,765	19,362,223
2.500%	11/01/29	6	5,184
2.500%	01/01/31	43	40,697
2.500%	11/01/34	1,359	1,270,533
2.500%	03/01/37	4,906	4,489,141
2.500%	04/01/37	515	457,923
2.500%	05/01/37	1,126	1,030,307
2.500%	10/01/37	63	56,584
2.500%	07/01/50	980	840,418
2.500%	09/01/50	676	581,467
2.500%	01/01/51	375	320,457
2.500%	02/01/51	378	322,385
2.500%	03/01/51	633	536,487
2.500%	05/01/51	183	156,605
2.500%	05/01/51	240	205,767
2.500%	05/01/51	2,481	2,107,494
2.500%	06/01/51	367	314,313
2.500%	06/01/51	653	563,498
2.500%	07/01/51	563	478,384
2.500%	08/01/51	309	263,827
2.500%	08/01/51	1,448	1,229,561
2.500%	08/01/51	3,629	3,082,264
2.500%	10/01/51	2,410	2,046,431
2.500%	10/01/51	2,858	2,426,797
2.500%	12/01/51	61	51,589
2.500%	01/01/52	589	499,776
2.500%	01/01/52	1,397	1,191,044
2.500%	01/01/52	4,155	3,523,740
2.500%	03/01/52	257	220,316
2.500%	04/01/52	1,000	846,748
2.500%	04/01/52	1,674	1,417,927
2.500%	06/01/52	241	204,286
3.000%	TBA	169,920	149,082,585
3.000%	01/01/27	48	46,213
3.000%	08/01/27	4	3,383
3.000%	08/01/27	4	3,575
3.000%	10/01/27	12	11,651
3.000%	11/01/27	4	3,636
3.000%	12/01/27	7	6,328
3.000%	01/01/28	6	6,006
3.000%	02/01/28	6	5,271
3.000%	03/01/28	7	6,417
3.000%	04/01/28	6	5,380
3.000%	05/01/28	7	6,890
3.000%	06/01/28	6	6,116
3.000%	07/01/28	7	6,228

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	08/01/28	7	$6,676
3.000%	09/01/28	8	7,262
3.000%	11/01/28	135	129,678
3.000%	01/01/29	7	6,284
3.000%	02/01/29	128	122,188
3.000%	03/01/29	10	9,195
3.000%	12/01/32	55	52,422
3.000%	03/01/33	20	19,484
3.000%	06/01/33	1	1,273
3.000%	12/01/34	20	19,238
3.000%	12/01/34	74	69,321
3.000%	01/01/35	121	113,669
3.000%	05/01/35	2,055	1,928,616
3.000%	06/01/35	208	195,620
3.000%	01/01/40	1,379	1,252,047
3.000%	04/01/40	2,408	2,162,480
3.000%	09/01/42	104	94,460
3.000%	10/01/42	94	85,850
3.000%	10/01/42	260	236,823
3.000%	11/01/42	56	51,197
3.000%	11/01/42	60	54,531
3.000%	02/01/43	2	2,189
3.000%	02/01/43	3	2,720
3.000%	02/01/43	5	4,946
3.000%	02/01/43	9	8,120
3.000%	02/01/43	14	12,830
3.000%	02/01/43	46	41,535
3.000%	04/01/43	4	3,370
3.000%	04/01/43	1,093	994,225
3.000%	05/01/43	6	5,225
3.000%	05/01/43	14	13,144
3.000%	05/01/43	25	22,372
3.000%	05/01/43	157	142,596
3.000%	07/01/43	45	40,418
3.000%	08/01/43	17	15,855
3.000%	08/01/43	159	143,215
3.000%	09/01/43	220	199,879
3.000%	02/01/44	21	18,760
3.000%	12/01/44	2	1,619
3.000%	05/01/45	51	45,974
3.000%	08/01/45	119	107,122
3.000%	05/01/46	1,281	1,149,437
3.000%	08/01/46	103	90,857
3.000%	10/01/46	55	48,799
3.000%	11/01/46	44	39,786
3.000%	11/01/46	141	126,624
3.000%	11/01/46	214	191,781
3.000%	11/01/46	401	358,744
3.000%	11/01/46	1,524	1,386,139
3.000%	11/01/46	2,015	1,809,189
3.000%	12/01/46	252	225,067
3.000%	01/01/47	1,167	1,041,743
3.000%	06/01/47	426	381,244
3.000%	03/01/48	9	7,681
3.000%	08/01/49	337	302,988
3.000%	11/01/49	88	77,659
3.000%	02/01/50	93	82,709
3.000%	03/01/50	308	273,113

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	05/01/50	17	$15,065
3.000%	05/01/50	6,257	5,553,642
3.000%	07/01/50	152	135,164
3.000%	08/01/50	258	226,737
3.000%	08/01/50	458	403,971
3.000%	09/01/50	13	11,719
3.000%	10/01/50	836	737,246
3.000%	02/01/52	354	311,155
3.000%	03/01/52	402	352,820
3.500%	TBA	25,030	22,734,817
3.500%	07/01/30	14	13,239
3.500%	08/01/30	74	72,338
3.500%	07/01/32	201	194,548
3.500%	12/01/33	982	947,392
3.500%	01/01/34	2	2,203
3.500%	01/01/34	5	4,489
3.500%	01/01/34	10	9,143
3.500%	01/01/34	15	14,774
3.500%	05/01/34	411	401,659
3.500%	07/01/34	19	18,409
3.500%	07/01/34	55	52,754
3.500%	08/01/34	69	66,094
3.500%	02/01/35	45	42,654
3.500%	09/01/37	33	31,672
3.500%	12/01/41	30	28,008
3.500%	06/01/42	47	44,056
3.500%	06/01/42	99	92,600
3.500%	07/01/42	55	50,979
3.500%	08/01/42	126	116,581
3.500%	09/01/42	224	209,348
3.500%	10/01/42	200	186,975
3.500%	11/01/42	31	29,467
3.500%	01/01/43	34	31,943
3.500%	01/01/43	227	212,299
3.500%	04/01/43	23	21,729
3.500%	05/01/43	325	303,443
3.500%	06/01/43	135	126,413
3.500%	06/01/43	136	126,903
3.500%	07/01/43	20	18,645
3.500%	07/01/43	43	39,761
3.500%	07/01/43	51	48,159
3.500%	07/01/43	82	76,547
3.500%	07/01/43	165	154,424
3.500%	08/01/43	36	33,582
3.500%	08/01/43	41	38,059
3.500%	03/01/44	214	200,528
3.500%	11/01/45	15	13,946
3.500%	12/01/45	544	508,034
3.500%	12/01/45	2,160	2,007,154
3.500%	01/01/46	14	13,164
3.500%	01/01/46	170	157,994
3.500%	01/01/46	219	203,623
3.500%	05/01/46	74	69,352
3.500%	06/01/46	260	242,704
3.500%	02/01/47	1,223	1,144,321
3.500%	08/01/47	33	30,694
3.500%	09/01/47	16	14,677
3.500%	10/01/47	70	64,436

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	11/01/47	19	$17,602
3.500%	01/01/48	90	84,552
3.500%	02/01/48	397	368,221
3.500%	12/01/48	778	721,509
3.500%	06/01/49	379	351,628
3.500%	06/01/49	1,384	1,296,237
3.500%	06/01/49	1,618	1,499,281
3.500%	07/01/50	791	728,018
3.500%	08/01/50	102	94,025
3.500%	01/01/52	1,296	1,178,620
4.000%	TBA	18,585	17,426,410
4.000%	11/01/31	14	13,573
4.000%	07/01/35	541	527,511
4.000%	11/01/40	22	21,596
4.000%	11/01/40	157	150,926
4.000%	12/01/40	209	198,033
4.000%	01/01/41	25	24,222
4.000%	01/01/41	132	127,161
4.000%	02/01/41	25	23,897
4.000%	02/01/41	81	77,573
4.000%	03/01/41	214	205,248
4.000%	04/01/41	71	68,361
4.000%	10/01/41	82	78,801
4.000%	11/01/41	72	69,284
4.000%	01/01/42	98	93,881
4.000%	01/01/42	111	107,064
4.000%	02/01/42	12	11,968
4.000%	02/01/42	71	68,028
4.000%	02/01/42	109	104,553
4.000%	08/01/42	259	250,333
4.000%	10/01/43	47	45,186
4.000%	05/01/45	51	48,887
4.000%	06/01/45	85	80,561
4.000%	07/01/45	26	25,342
4.000%	09/01/45	45	43,028
4.000%	09/01/45	941	903,816
4.000%	10/01/45	2,753	2,643,675
4.000%	12/01/45	46	43,223
4.000%	03/01/46	166	159,564
4.000%	03/01/46	201	193,230
4.000%	09/01/46	41	38,834
4.000%	02/01/47	2,241	2,146,721
4.000%	08/01/47	487	467,219
4.000%	12/01/47	32	30,172
4.000%	10/01/48	652	626,917
4.000%	12/01/49	199	188,757
4.000%	10/01/51	488	461,233
4.000%	08/01/52	285	267,287
4.000%	08/01/52	573	539,018
4.500%	TBA	11,330	10,902,364
4.500%	03/01/39	52	50,915
4.500%	06/01/39	25	24,695
4.500%	08/01/39	65	64,050
4.500%	09/01/39	76	74,995
4.500%	11/01/39	22	21,849
4.500%	12/01/39	111	110,139
4.500%	12/01/39	253	250,362
4.500%	04/01/40	172	170,176

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	07/01/40	18		$17,819
4.500%	09/01/40	203		201,029
4.500%	11/01/40	292		288,746
4.500%	12/01/40	21		20,888
4.500%	12/01/40	33		32,911
4.500%	12/01/40	144		143,242
4.500%	02/01/41	34		33,507
4.500%	02/01/41	35		34,181
4.500%	02/01/41	51		50,959
4.500%	02/01/41	90		89,134
4.500%	04/01/41	260		257,697
4.500%	05/01/41	7		7,309
4.500%	05/01/41	267		263,475
4.500%	06/01/41	23		22,711
4.500%	06/01/41	23		22,740
4.500%	08/01/41	3		3,218
4.500%	10/01/41	3		3,210
4.500%	10/01/41	5		5,373
4.500%	11/01/41	4		4,127
4.500%	11/01/41	86		85,484
4.500%	04/01/42	38		37,636
4.500%	08/01/42	9		9,369
4.500%	09/01/42	6		6,396
4.500%	09/01/42	13		12,684
4.500%	10/01/42	53		52,472
4.500%	09/01/43	15		15,131
4.500%	11/01/43	12		12,000
4.500%	06/01/44	16		15,432
4.500%	10/01/44	47		46,225
4.500%	02/01/45	11		11,034
4.500%	02/01/45	24		23,639
4.500%	10/01/45	30		29,387
4.500%	02/01/46	39		38,437
4.500%	06/01/46	7		6,450
4.500%	11/01/46	14		13,792
4.500%	12/01/46	29		28,520
4.500%	01/01/47	5		5,234
4.500%	01/01/47	9		8,718
4.500%	02/01/47	13		12,367
4.500%	11/01/47	455		448,196
4.500%	08/01/48	81		78,948
4.500%	12/01/48	331		324,468
4.500%	09/01/49	1,498		1,468,717
4.500%	01/01/50	59		57,972
4.500%	05/01/50	65		62,717
4.500%	07/01/52	138		132,782
4.500%	07/01/52	1,920		1,848,172
4.500%	08/01/52	78		74,682
4.500%	09/01/52	2,075		1,997,356
4.500%	10/01/52	397		382,215
5.000%	TBA	28,150		27,733,983
5.000%	06/01/23	—	(r)	44
5.000%	09/01/23	11		11,265
5.000%	01/01/24	2		1,674
5.000%	06/01/24	1		816
5.000%	09/01/25	1		1,391
5.000%	04/01/34	2		1,964
5.000%	07/01/34	2		2,169

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	03/01/35	94	$95,501
5.000%	04/01/35	10	10,627
5.000%	04/01/35	104	106,420
5.000%	05/01/35	12	12,330
5.000%	06/01/35	3	3,314
5.000%	06/01/35	6	5,956
5.000%	06/01/35	13	12,960
5.000%	09/01/35	8	8,007
5.000%	10/01/35	15	15,382
5.000%	10/01/35	82	84,240
5.000%	03/01/36	29	29,688
5.000%	12/01/36	3	2,731
5.000%	12/01/36	110	112,365
5.000%	07/01/37	2	2,068
5.000%	07/01/37	282	288,183
5.000%	02/01/38	11	10,944
5.000%	05/01/38	72	73,196
5.000%	06/01/39	9	9,380
5.000%	06/01/39	43	44,063
5.000%	06/01/40	33	33,223
5.000%	06/01/40	40	40,924
5.000%	08/01/40	64	64,586
5.000%	04/01/41	123	124,286
5.000%	06/01/41	8	7,918
5.000%	06/01/41	20	20,007
5.000%	08/01/41	7	6,648
5.000%	09/01/41	51	51,595
5.000%	01/01/42	69	70,247
5.000%	02/01/42	20	20,443
5.000%	05/01/42	40	40,879
5.000%	07/01/42	88	89,118
5.000%	11/01/44	133	134,486
5.000%	07/01/45	342	346,231
5.000%	12/01/47	649	662,478
5.000%	02/01/49	369	372,457
5.000%	08/01/52	582	574,505
5.000%	10/01/52	30	29,224
5.264%(cc)	08/01/41	33	33,275
5.500%	09/01/34	40	41,041
5.500%	11/01/34	3	3,113
5.500%	12/01/34	11	11,253
5.500%	04/01/35	7	7,592
5.500%	11/01/35	39	40,472
5.500%	12/01/35	10	10,373
5.500%	01/01/36	1	1,462
5.500%	01/01/36	10	10,249
5.500%	03/01/36	2	1,659
5.500%	03/01/36	2	2,208
5.500%	05/01/36	47	48,567
5.500%	05/01/36	95	98,732
5.500%	07/01/36	209	215,649
5.500%	11/01/36	1	863
5.500%	08/01/37	2	2,355
5.500%	08/01/37	14	14,841
5.500%	08/01/37	58	60,224
5.500%	08/01/37	109	113,052
5.500%	09/01/37	38	39,385
5.500%	02/01/38	14	15,007

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	02/01/38	96		$98,998
5.500%	09/01/38	56		57,841
5.500%	04/01/39	31		31,893
5.500%	05/01/39	31		31,777
5.500%	03/01/40	60		61,947
5.500%	09/01/41	1		717
5.500%	09/01/41	90		93,342
6.000%	11/01/32	2		2,456
6.000%	03/01/33	2		2,537
6.000%	04/01/33	2		2,220
6.000%	02/01/34	25		25,704
6.000%	08/01/34	2		1,968
6.000%	11/01/34	2		1,774
6.000%	11/01/34	105		108,222
6.000%	11/01/35	18		18,905
6.000%	12/01/35	3		3,494
6.000%	02/01/36	128		132,723
6.000%	04/01/36	—	(r)	10
6.000%	05/01/36	32		33,400
6.000%	05/01/36	40		41,188
6.000%	06/01/36	4		4,175
6.000%	09/01/36	4		3,804
6.000%	09/01/36	280		289,946
6.000%	11/01/36	8		8,259
6.000%	12/01/36	1		1,397
6.000%	01/01/37	—	(r)	24
6.000%	01/01/37	4		3,865
6.000%	02/01/37	3		2,715
6.000%	02/01/37	34		34,935
6.000%	03/01/37	14		14,828
6.000%	03/01/37	88		92,081
6.000%	03/01/37	214		221,953
6.000%	05/01/37	—	(r)	41
6.000%	05/01/37	2		1,955
6.000%	06/01/37	4		4,088
6.000%	08/01/37	32		32,740
6.000%	08/01/37	172		177,652
6.000%	10/01/37	3		2,898
6.000%	02/01/38	13		13,138
6.000%	03/01/38	125		130,017
6.000%	04/01/38	5		4,789
6.000%	05/01/38	30		31,507
6.000%	08/01/38	4		4,054
6.000%	09/01/38	6		6,592
6.000%	10/01/38	27		27,848
6.000%	12/01/38	1		1,337
6.000%	04/01/39	2		1,988
6.000%	06/01/39	33		34,416
6.000%	09/01/39	149		154,614
6.000%	10/01/39	41		42,545
6.000%	02/01/40	19		20,035
6.000%	10/01/40	35		36,000
6.000%	01/01/53	7,825		7,942,875
6.500%	07/01/32	1		1,053
6.500%	07/01/32	10		10,163
6.500%	07/01/32	17		17,563
6.500%	12/01/32	2		1,744
6.500%	12/01/32	4		4,307

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	07/01/35	5		$4,870
6.500%	12/01/35	42		43,244
6.500%	07/01/36	1		622
6.500%	07/01/36	149		155,391
6.500%	08/01/36	7		7,172
6.500%	08/01/36	28		29,752
6.500%	08/01/36	35		36,530
6.500%	09/01/36	16		17,085
6.500%	09/01/36	68		71,394
6.500%	10/01/36	2		1,852
6.500%	10/01/36	32		33,311
6.500%	11/01/36	2		1,698
6.500%	12/01/36	1		765
6.500%	10/01/37	1		1,034
6.500%	10/01/37	26		28,011
6.500%	10/01/37	110		115,525
6.500%	08/01/38	11		12,154
6.500%	06/01/39	8		8,594
6.500%	10/01/39	40		41,973
6.500%	05/01/40	37		38,887
6.500%	05/01/40	46		48,406
6.668%(cc)	02/01/39	15		15,743
7.000%	01/01/31	—	(r)	44
7.000%	04/01/32	—	(r)	37
7.000%	04/01/37	9		8,943
Federal National Mortgage Assoc., 12 Month LIBOR + 1.340% (Cap 11.165%, Floor 1.340%)
1.590%(c)	12/01/35	1		894
Federal National Mortgage Assoc., 12 Month LIBOR + 1.568% (Cap 9.681%, Floor 1.568%)
3.290%(c)	07/01/35	1		980
Federal National Mortgage Assoc., 12 Month LIBOR + 1.584% (Cap 10.387%, Floor 1.584%)
3.330%(c)	12/01/35	2		2,435
Federal National Mortgage Assoc., 12 Month LIBOR + 1.655% (Cap 11.030%, Floor 1.655%)
3.905%(c)	08/01/37	1		616
Federal National Mortgage Assoc., 12 Month LIBOR + 1.700% (Cap 10.515%, Floor 1.700%)
3.950%(c)	11/01/37	5		4,800
Federal National Mortgage Assoc., 12 Month LIBOR + 1.800% (Cap 7.702%, Floor 1.800%)
2.353%(c)	01/01/42	21		21,498
Federal National Mortgage Assoc., 12 Month LIBOR + 1.803% (Cap 8.520%, Floor 1.803%)
4.048%(c)	12/01/40	38		38,829
Federal National Mortgage Assoc., 12 Month LIBOR + 1.818% (Cap 7.670%, Floor 1.818%)
2.304%(c)	02/01/42	6		6,289
Federal National Mortgage Assoc., 12 Month LIBOR + 1.881% (Cap 11.091%, Floor 1.881%)
4.131%(c)	08/01/36	2		1,697
Federal National Mortgage Assoc., 12 Month LIBOR + 1.892% (Cap 10.733%, Floor 1.892%)
2.779%(c)	12/01/35	1		791
Government National Mortgage Assoc.
2.000%	03/20/51	1,358		1,144,763
2.000%	07/20/51	1,514		1,269,009

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	08/20/51	6,944	$5,838,936
2.000%	01/20/52	3,609	3,023,945
2.000%	03/20/52	240	200,831
2.000%	05/20/52	2,326	1,949,722
2.500%	TBA	3,580	3,101,562
2.500%	08/20/50	891	776,361
2.500%	08/20/51	827	717,970
2.500%	10/20/51	9,329	8,095,016
2.500%	11/20/51	1,718	1,489,188
2.500%	12/20/51	2,031	1,762,083
3.000%	TBA	2,055	1,829,324
3.000%	10/15/42	10	9,086
3.000%	12/15/42	3	2,864
3.000%	05/15/43	9	7,868
3.000%	06/15/43	1	1,126
3.000%	07/15/43	21	18,888
3.000%	08/20/43	223	203,686
3.000%	09/20/43	220	200,647
3.000%	01/20/44	23	20,742
3.000%	02/20/44	78	71,018
3.000%	05/20/45	1,335	1,218,709
3.000%	05/20/46	34	30,331
3.000%	05/20/46	76	67,906
3.000%	05/20/46	177	161,102
3.000%	06/20/46	179	160,377
3.000%	07/20/46	49	44,237
3.000%	07/20/46	78	70,112
3.000%	07/20/46	82	74,179
3.000%	07/20/46	102	91,754
3.000%	07/20/46	222	199,056
3.000%	07/20/46	232	207,665
3.000%	08/20/46	61	54,366
3.000%	08/20/46	96	85,769
3.000%	08/20/46	98	87,992
3.000%	09/20/46	49	44,019
3.000%	09/20/46	56	50,560
3.000%	10/20/46	1,462	1,322,287
3.000%	08/20/49	107	94,071
3.000%	10/20/49	258	228,730
3.000%	12/20/49	5	4,548
3.000%	01/20/50	7	5,755
3.000%	04/20/50	80	71,640
3.000%	05/20/50	606	532,221
3.000%	07/20/50	88	79,394
3.000%	07/20/50	143	125,780
3.000%	05/20/51	684	612,762
3.000%	06/20/51	536	479,581
3.000%	07/20/51	2,630	2,353,502
3.000%	10/20/51	2,346	2,096,032
3.000%	06/20/52	677	602,632
3.500%	05/20/42	7	6,623
3.500%	08/20/42	173	162,903
3.500%	11/20/42	4	3,913
3.500%	12/20/42	90	85,040
3.500%	03/20/43	220	204,960
3.500%	04/20/43	9	8,354
3.500%	05/20/43	118	111,445
3.500%	08/20/43	7	6,274

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	11/15/43	296	$278,612
3.500%	03/20/44	1	1,155
3.500%	10/20/44	36	33,491
3.500%	02/15/45	43	40,654
3.500%	02/20/45	106	98,971
3.500%	04/20/45	19	17,422
3.500%	05/20/45	26	24,596
3.500%	05/20/45	77	71,646
3.500%	01/20/46	21	19,324
3.500%	03/20/46	514	479,620
3.500%	04/20/46	7	6,910
3.500%	05/20/46	1	1,351
3.500%	05/20/46	2	1,992
3.500%	05/20/46	3	2,718
3.500%	05/20/46	4	3,628
3.500%	05/20/46	5	4,311
3.500%	05/20/46	5	5,109
3.500%	05/20/46	7	6,170
3.500%	05/20/46	12	10,750
3.500%	05/20/46	22	20,289
3.500%	06/20/46	5	4,265
3.500%	06/20/46	5	4,815
3.500%	06/20/46	5	4,971
3.500%	06/20/46	6	5,280
3.500%	06/20/46	19	17,492
3.500%	06/20/46	31	29,270
3.500%	06/20/46	1,285	1,198,763
3.500%	07/20/46	98	91,527
3.500%	07/20/46	375	357,751
3.500%	09/20/46	118	110,783
3.500%	10/20/46	1,356	1,264,430
3.500%	12/20/47	1,002	934,497
3.500%	02/20/48	41	38,448
3.500%	12/20/49	1	964
3.500%	12/20/49	2	1,644
3.500%	12/20/49	2	1,925
3.500%	12/20/49	6	5,464
3.500%	01/20/50	461	423,715
3.500%	03/20/50	865	800,235
3.500%	04/20/50	117	108,957
3.500%	04/20/50	2,098	1,940,529
3.500%	05/20/50	179	166,020
3.500%	11/20/50	192	178,764
3.500%	10/20/52	1,340	1,231,258
3.500%	12/20/52	885	812,681
4.000%	09/20/25	4	4,397
4.000%	11/20/25	11	10,757
4.000%	01/20/26	3	3,163
4.000%	10/20/40	17	16,099
4.000%	02/20/41	19	18,452
4.000%	03/20/41	75	71,994
4.000%	05/20/41	151	145,909
4.000%	10/15/41	7	6,984
4.000%	10/15/41	31	29,449
4.000%	10/15/41	36	34,709
4.000%	10/20/41	201	194,410
4.000%	11/20/41	29	28,066
4.000%	12/20/41	14	13,892

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	09/20/42	15	$14,037
4.000%	11/20/42	11	10,989
4.000%	08/20/43	5	5,274
4.000%	03/20/45	818	786,861
4.000%	08/20/45	54	51,698
4.000%	01/15/47	5	4,825
4.000%	01/15/47	5	5,229
4.000%	06/20/47	574	551,434
4.000%	09/20/47	366	352,414
4.000%	01/20/48	188	179,332
4.000%	05/20/49	58	55,335
4.000%	10/20/50	1,127	1,073,384
4.000%	10/20/52	4,871	4,610,084
4.500%	04/20/35	4	3,733
4.500%	05/15/39	2	1,891
4.500%	08/15/39	14	13,936
4.500%	09/15/39	77	76,862
4.500%	09/20/39	1	803
4.500%	10/15/39	5	5,218
4.500%	11/15/39	2	2,472
4.500%	11/15/39	4	4,227
4.500%	11/20/39	20	19,645
4.500%	02/15/40	9	8,743
4.500%	02/20/40	172	172,067
4.500%	03/15/40	17	16,971
4.500%	05/20/40	141	140,517
4.500%	06/15/40	1	906
4.500%	06/15/40	7	6,776
4.500%	06/15/40	7	7,430
4.500%	06/15/40	25	24,786
4.500%	06/15/40	75	74,403
4.500%	07/15/40	1	536
4.500%	07/15/40	3	2,665
4.500%	08/15/40	11	10,638
4.500%	09/15/40	42	41,647
4.500%	09/20/40	82	81,401
4.500%	10/15/40	3	3,384
4.500%	11/20/40	43	42,620
4.500%	02/20/41	190	189,922
4.500%	03/15/41	32	31,516
4.500%	03/20/41	217	216,872
4.500%	05/20/41	1	650
4.500%	05/20/41	14	14,076
4.500%	06/20/41	2	2,483
4.500%	07/20/41	26	26,319
4.500%	08/20/41	165	164,351
4.500%	11/20/41	442	441,217
4.500%	02/20/42	1	772
4.500%	05/20/42	5	4,540
4.500%	06/20/43	1	968
4.500%	06/20/44	1	911
4.500%	10/20/44	1	873
4.500%	01/20/45	1	823
4.500%	09/15/45	121	120,346
4.500%	01/20/46	97	96,997
4.500%	03/20/46	1	1,288
4.500%	05/20/46	1	1,027
4.500%	07/20/46	37	37,166

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	08/20/46	63		$63,133
4.500%	09/20/46	54		52,694
4.500%	01/20/47	140		140,306
4.500%	09/20/49	225		218,611
4.500%	10/20/52	4,251		4,124,930
5.000%	11/15/33	1		1,055
5.000%	05/15/34	59		59,522
5.000%	07/20/39	31		31,843
5.000%	08/15/39	3		2,558
5.000%	09/15/39	24		24,403
5.000%	10/15/39	5		5,091
5.000%	10/15/39	18		18,503
5.000%	10/20/39	1		1,514
5.000%	02/15/40	53		54,011
5.000%	02/15/40	53		54,011
5.000%	04/15/40	24		24,269
5.000%	05/20/40	125		126,874
5.000%	06/15/40	14		14,539
5.000%	06/15/40	21		21,847
5.000%	06/20/40	89		90,516
5.000%	07/15/40	3		2,673
5.000%	08/15/40	5		4,973
5.000%	08/20/40	68		69,435
5.000%	09/15/40	3		3,129
5.000%	09/15/40	5		4,747
5.000%	09/20/40	45		45,952
5.000%	03/20/41	93		94,794
5.000%	08/20/41	106		108,067
5.000%	06/20/47	118		118,898
5.000%	04/20/48	48		47,881
5.000%	06/20/48	68		67,568
5.000%	09/20/48	415		413,429
5.000%	12/20/48	338		337,989
5.000%	05/20/49	23		23,138
5.000%	06/20/49	1,145		1,141,128
5.500%	10/20/32	—	(r)	328
5.500%	03/20/34	1		1,111
5.500%	01/20/36	213		221,385
5.500%	03/20/48	96		99,226
5.500%	04/20/48	73		75,656
5.500%	05/20/48	33		33,819
5.500%	09/20/48	1		1,099
5.500%	10/20/48	20		20,137
5.500%	11/20/48	97		99,590
5.500%	12/20/48	366		373,449
5.500%	01/20/49	83		84,344
5.500%	03/20/49	123		125,476
5.500%	04/20/49	7		7,002
5.500%	11/20/52	10,302		10,366,090
6.000%	TBA	3,360		3,413,387
6.000%	12/20/38	333		351,917
6.000%	05/15/40	100		105,732
6.500%	TBA	3,025		3,093,743
7.000%	TBA	1,025		1,052,737
8.500%	06/15/26	—	(r)	276

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $583,166,166)				552,001,877

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS — 2.6%
U.S. Treasury Bonds
2.500%	02/15/46	965	$724,353
2.875%	11/15/46	3,975	3,196,770
2.875%	05/15/52(k)	18,960	15,268,725
3.000%	08/15/52	27,125	22,488,320
3.250%	05/15/42	13,300	11,674,906
3.375%	08/15/42	24,920	22,283,931
4.000%	11/15/42(a)	29,285	28,694,724
4.000%	11/15/52	36,670	36,870,539
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	07/15/24	23	21,993
0.125%	10/15/24	18	17,793
0.125%	10/15/25	2	1,527
0.125%	04/15/26	1	1,175
0.125%	04/15/27	133	124,052
0.125%	01/15/32	42	36,486
0.125%	02/15/52	29	18,636
0.250%	01/15/25	1	724
0.375%	07/15/25	30	29,085
0.500%	04/15/24	25	24,134
0.625%	01/15/26	60	57,280
0.625%	07/15/32	12	10,894
0.750%	02/15/42	8	6,728
1.625%	10/15/27	8	7,734
U.S. Treasury Notes
0.500%	02/28/26	3,810	3,395,663
0.500%	10/31/27	3,769	3,188,044
0.625%	07/31/26	3,000	2,650,578
0.625%	08/15/30	2,350	1,849,523
0.750%	04/30/26	4,700	4,202,094
0.750%	05/31/26	3,187	2,842,655
0.750%	01/31/28	1,727	1,468,894
0.875%	06/30/26	2,633	2,354,067
1.125%	02/29/28	3,256	2,818,984
1.250%	03/31/28	1,640	1,425,903
1.250%	04/30/28	2,468	2,141,761
1.250%	05/31/28	2,159	1,869,559
1.375%	11/15/31	33,435	27,228,628
1.500%	02/15/30	4,606	3,923,736
1.875%	02/28/29	11,340	10,042,102
2.750%	02/15/28	3,024	2,842,938
2.750%	08/15/32	4,000	3,641,250
3.875%	11/30/27(a)	42,505	42,275,872
4.125%	10/31/27	13,200	13,249,500
4.125%	11/15/32	31,265	31,890,300
4.250%	12/31/24	35,195	35,078,929

TOTAL U.S. TREASURY OBLIGATIONS (cost $359,150,876)			341,941,489

TOTAL LONG-TERM INVESTMENTS (cost $11,370,914,879)			11,286,782,406

		Shares

SHORT-TERM INVESTMENTS — 23.0%

AFFILIATED MUTUAL FUNDS — 21.8%
PGIM Core Ultra Short Bond Fund(wd)		2,055,675,581	2,055,675,581

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

		Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $832,071,422; includes $828,592,368 of cash collateral for securities on loan)(b)(wd)		832,666,373	$832,250,040

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,887,747,003)			2,887,925,621

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(h)(k)(kk)(n) — 1.2%
U.S. Treasury Bills
3.279%	02/16/23	157,860	157,074,616

(cost $157,208,275)
TOTAL SHORT-TERM INVESTMENTS (cost $3,044,955,278)			3,045,000,237

TOTAL INVESTMENTS—108.2% (cost $14,415,870,157)			14,331,782,643
Liabilities in excess of other assets(z) — (8.2)%			(1,081,473,834)

NET ASSETS — 100.0%			$13,250,308,809

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $14,570 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $808,212,327; cash collateral of $828,592,368 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(kk)	Represents security, or a portion thereof, segregated as collateral for TBA securities.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
1,375	2 Year U.S. Treasury Notes	Mar. 2023	$281,982,424	$47,925
1,826	5 Year U.S. Treasury Notes	Mar. 2023	197,079,614	11,723
1,783	10 Year U.S. Treasury Notes	Mar. 2023	200,225,337	(559,684)
912	20 Year U.S. Treasury Bonds	Mar. 2023	114,313,500	(575,125)
651	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	87,437,437	(1,598,076)
2,124	Mini MSCI EAFE Index	Mar. 2023	207,026,280	(5,029,388)
798	Russell 2000 E-Mini Index	Mar. 2023	70,658,910	(2,069,056)
2,637	S&P 500 E-Mini Index	Mar. 2023	509,072,850	(17,002,137)

				(26,773,818)

Short Positions:
100	10 Year U.K. Gilt	Mar. 2023	12,077,411	634,956

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
356	10 Year U.S. Treasury Notes	Mar. 2023	$39,977,689	$471,672

				1,106,628

				$(25,667,190)

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 02/24/23	CITI	EUR	10	$10,194	$10,480	$286	$—
Expiring 02/24/23	HSBC	EUR	75	77,735	80,689	2,954	—
Expiring 02/24/23	JPM	EUR	512	538,444	549,904	11,460	—
Expiring 02/24/23	MSI	EUR	1,083	1,157,096	1,163,659	6,563	—
Expiring 02/24/23	UAG	EUR	598	628,390	642,806	14,416	—
Expiring 02/24/23	UAG	EUR	232	241,114	249,752	8,638	—

				$2,652,973	$2,697,290	44,317	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 03/02/23	BNP	BRL	3,778	$694,790	$707,290	$—	$(12,500)
Expiring 03/02/23	BNP	BRL	3,238	598,112	606,248	—	(8,136)
Expiring 03/02/23	MSI	BRL	3,778	686,546	707,290	—	(20,744)
British Pound,
Expiring 01/20/23	BARC	GBP	290	327,288	350,543	—	(23,255)
Expiring 01/20/23	MSI	GBP	738	908,350	892,494	15,856	—
Colombian Peso,
Expiring 03/10/23	BNP	COP	1,373,301	282,103	279,458	2,645	—
Expiring 03/10/23	BNP	COP	1,169,489	236,598	237,983	—	(1,385)
Expiring 03/10/23	DB	COP	3,411,826	694,850	694,283	567	—
Euro,
Expiring 02/24/23	BNP	EUR	659	695,838	708,156	—	(12,318)
Expiring 02/24/23	MSI	EUR	4,282	4,462,187	4,601,494	—	(139,307)
Expiring 02/24/23	MSI	EUR	172	179,328	184,927	—	(5,599)
Expiring 02/24/23	SSB	EUR	8,694	9,051,960	9,342,428	—	(290,468)
Expiring 02/24/23	SSB	EUR	349	363,784	375,457	—	(11,673)
Mexican Peso,
Expiring 01/13/23	CITI	MXN	1,159	56,745	59,298	—	(2,553)
Expiring 01/13/23	GSI	MXN	24,419	1,241,603	1,249,790	—	(8,187)
Expiring 01/13/23	JPM	MXN	1,176	57,676	60,196	—	(2,520)
Expiring 01/13/23	JPM	MXN	1,176	57,690	60,196	—	(2,506)
Peruvian Nuevo Sol,
Expiring 01/19/23	BNP	PEN	2,428	616,933	638,133	—	(21,200)
Expiring 01/19/23	MSI	PEN	1,987	503,638	522,109	—	(18,471)

				$21,716,019	$22,277,773	19,068	(580,822)

						$63,385	$(580,822)

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	24,122	$(257,578)	$(200,295)	$57,283

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.EM.38.V1	12/20/27	1.000%(Q)	249,600	2.388%	$(19,838,030)	$(14,506,817)	$5,331,213
CDX.NA.HY.39.V1	12/20/27	5.000%(Q)	137,800	4.849%	(3,581,418)	1,032,218	4,613,636
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	783,400	0.819%	1,841,669	6,504,886	4,663,217

					$(21,577,779)	$(6,969,713)	$14,608,066

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
GS	$—	$1,932,750
JPS	—	121,823,537

Total	$—	$123,756,287

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Fund	$1,881,139,898	$—	$—
Common Stocks	5,356,512,044	1,661,911,598	14,570
Preferred Stocks	8,344,503	10,219,375	—
Warrants	36,291	—	—
Asset-Backed Securities
Automobiles	—	20,140,146	—
Collateralized Loan Obligations.	—	29,831,794	—
Equipment	—	763,462	—
Other	—	7,899,131	—
Student Loans	—	7,042,780	—
Commercial Mortgage-Backed Securities	—	28,332,968	—
Convertible Bonds.	—	3,546,798	—
Corporate Bonds	—	1,030,966,122	—
Municipal Bonds	—	2,087,347	—
Residential Mortgage-Backed Securities	—	38,229,437	—
Sovereign Bonds	—	305,820,776	—
U.S. Government Agency Obligations	—	552,001,877	—
U.S. Treasury Obligations	—	341,941,489	—
Short-Term Investments
Affiliated Mutual Funds	2,887,925,621	—	—
U.S. Treasury Obligation	—	157,074,616	—

Total	$10,133,958,357	$4,197,809,716	$14,570

Other Financial Instruments*
Assets
Futures Contracts	$1,195,951	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	63,385	—
Centrally Cleared Credit Default Swap Agreements	—	14,665,349	—

Total	$1,195,951	$14,728,734	$—

Liabilities
Futures Contracts	$(26,863,141)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(580,822)	—

Total	$(26,863,141)	$(580,822)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Funds (6.3% represents investments purchased with collateral from securities on loan)	36.0%
U.S. Government Agency Obligations	4.2
Software	3.9
U.S. Treasury Obligations	3.8
Banks	3.8
Pharmaceuticals	3.1
Semiconductors & Semiconductor Equipment	2.6
Oil, Gas & Consumable Fuels	2.5
Insurance	2.4
Sovereign Bonds	2.3

Equity Real Estate Investment Trusts (REITs)	2.2%
Technology Hardware, Storage & Peripherals	2.1
IT Services	1.9
Chemicals	1.5
Interactive Media & Services	1.5
Health Care Providers & Services	1.4
Metals & Mining	1.3
Health Care Equipment & Supplies	1.3
Capital Markets	1.3
Diversified Financial Services	1.3
Specialty Retail	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification (continued):

Biotechnology	1.1%
Hotels, Restaurants & Leisure	1.1
Beverages	1.0
Industrial Conglomerates	0.9
Food Products	0.9
Internet & Direct Marketing Retail	0.9
Machinery	0.8
Life Sciences Tools & Services	0.8
Media	0.8
Entertainment	0.8
Multi-Utilities	0.7
Electric Utilities	0.7
Food & Staples Retailing	0.7
Automobiles	0.6
Oil & Gas	0.6
Electrical Equipment	0.6
Aerospace & Defense	0.6
Road & Rail	0.5
Diversified Telecommunication Services	0.5
Electric	0.5
Textiles, Apparel & Luxury Goods	0.5
Telecommunications	0.5
Trading Companies & Distributors	0.4
Personal Products	0.4
Electronic Equipment, Instruments & Components	0.4
Household Products	0.4
Wireless Telecommunication Services	0.4
Containers & Packaging	0.4
Professional Services	0.4
Auto Components	0.4
Pipelines	0.4
Energy Equipment & Services	0.3
Household Durables	0.3
Tobacco	0.3
Commercial Services	0.3
Residential Mortgage-Backed Securities	0.3
Healthcare-Services	0.3
Real Estate Investment Trusts (REITs)	0.3
Retail	0.3
Communications Equipment	0.3
Auto Manufacturers	0.2
Collateralized Loan Obligations	0.2
Multiline Retail	0.2
Commercial Mortgage-Backed Securities	0.2
Real Estate Management & Development	0.2
Building Products	0.2
Airlines	0.2
Commercial Services & Supplies	0.2
Consumer Finance	0.2
Advertising	0.1
Construction & Engineering	0.1
Paper & Forest Products	0.1

Internet	0.1%
Packaging & Containers	0.1
Air Freight & Logistics	0.1
Diversified Consumer Services	0.1
Construction Materials	0.1
Gas Utilities	0.1
Lodging	0.1
Mining	0.1
Leisure Time	0.1
Auto Parts & Equipment	0.1
Agriculture	0.1
Other	0.1
Engineering & Construction	0.1
Independent Power & Renewable Electricity Producers	0.1
Iron/Steel	0.1
Healthcare-Products	0.1
Electronics	0.1
Health Care Technology	0.1
Student Loans	0.1
Real Estate	0.1
Computers	0.1
Building Materials	0.0	*
Distribution/Wholesale	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Semiconductors	0.0	*
Thrifts & Mortgage Finance	0.0	*
Machinery-Diversified	0.0	*
Foods	0.0	*
Transportation	0.0	*
Miscellaneous Manufacturing	0.0	*
Energy-Alternate Sources	0.0	*
Gas	0.0	*
Water	0.0	*
Apparel	0.0	*
Forest Products & Paper	0.0	*
Leisure Products	0.0	*
Water Utilities	0.0	*
Municipal Bonds	0.0	*
Environmental Control	0.0	*
Metal Fabricate/Hardware	0.0	*
Multi-National	0.0	*
Investment Companies	0.0	*
Toys/Games/Hobbies	0.0	*
Equipment	0.0	*
Oil & Gas Services	0.0	*
Savings & Loans	0.0	*

	108.2
Liabilities in excess of other assets	(8.2)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$14,665,349	*	—	$—
Equity contracts	—	—		Due from/to broker-variation margin futures	24,100,581	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	63,385		Unrealized depreciation on OTC forward foreign currency exchange contracts	580,822
Interest rate contracts	Due from/to broker-variation margin futures	1,166,276	*	Due from/to broker-variation margin futures	2,732,885	*

		$15,895,010			$27,414,288

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(46,895,405)
Equity contracts.	(145,133,156)	—	—
Foreign exchange contracts	—	(8,803,568)	—
Interest rate contracts	(246,427,549)	—	—

Total	$(391,560,705)	$(8,803,568)	$(46,895,405)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$12,963,036
Equity contracts	(42,465,742)	—	—
Foreign exchange contracts	—	(1,333,297)	—
Interest rate contracts	(5,514,990)	—	—

Total	$(47,980,732)	$(1,333,297)	$12,963,036

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$2,287,129,470
Futures Contracts - Short Positions (1)	558,983,141
Forward Foreign Currency Exchange Contracts - Purchased (2)	79,946,986
Forward Foreign Currency Exchange Contracts - Sold (2)	27,844,322
Credit Default Swap Agreements - Buy Protection (1)	4,824,400
Credit Default Swap Agreements - Sell Protection (1)	1,316,044,850

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$ 808,212,327	$ (808,212,327)	$ —

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$—	$(23,255)	$(23,255)	$—	$(23,255)
BNP	2,645	(55,539)	(52,894)	52,894	—
CITI	286	(2,553)	(2,267)	—	(2,267)
DB	567	—	567	—	567
GSI	—	(8,187)	(8,187)	—	(8,187)
HSBC	2,954	—	2,954	(2,954)	—
JPM	11,460	(5,026)	6,434	—	6,434
MSI	22,419	(184,121)	(161,702)	—	(161,702)
SSB	—	(302,141)	(302,141)	—	(302,141)
UAG	23,054	—	23,054	—	23,054

	$63,385	$(580,822)	$(517,437)	$49,940	$(467,497)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $808,212,327:
Unaffiliated investments (cost $9,697,432,825)	$9,562,717,124
Affiliated investments (cost $4,718,437,332)	4,769,065,519
Foreign currency, at value (cost $444,449)	443,895
Receivable for investments sold	47,952,367
Dividends and interest receivable	31,888,313
Tax reclaim receivable	12,838,533
Unrealized appreciation on OTC forward foreign currency exchange contracts	63,385
Due from broker-variation margin swaps	53,044
Receivable from affiliate	20,906
Receivable for Portfolio shares sold	13,562
Prepaid expenses and other assets	1,543,378

Total Assets	14,426,600,026

LIABILITIES
Payable to broker for collateral for securities on loan	828,592,368
Payable for investments purchased	328,286,287
Due to broker-variation margin futures	4,814,396
Payable to affiliate	4,011,280
Accrued expenses and other liabilities	3,665,403
Management fee payable	3,093,410
Payable for Portfolio shares purchased	2,491,923
Unrealized depreciation on OTC forward foreign currency exchange contracts	580,822
Distribution fee payable	455,607
Foreign capital gains tax liability accrued	213,560
Payable to custodian	77,664
Trustees’ fees payable	7,960
Affiliated transfer agent fee payable	537

Total Liabilities	1,176,291,217

NET ASSETS	$13,250,308,809

Net assets were comprised of:
Partners’ Equity	$13,250,308,809

Net asset value and redemption price per share, $13,250,308,809 / 373,723,587 outstanding shares of beneficial interest	$35.45

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $11,562 foreign withholding tax)	$158,401,061
Unaffiliated dividend income (net of $8,611,754 foreign withholding tax, of which $636,755 is reimbursable by an affiliate)	153,602,872
Affiliated dividend income	41,736,671
Income from securities lending, net (including affiliated income of $1,808,446)	2,468,432

Total income	356,209,036

EXPENSES
Management fee	96,122,459
Distribution fee	39,068,986
Custodian and accounting fees	1,176,405
Trustees’ fees	250,911
Legal fees and expenses	112,426
Audit fee	59,800
Shareholders’ reports	18,955
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,927
Miscellaneous	383,623

Total expenses	137,201,492
Less: Fee waiver and/or expense reimbursement	(1,515,002)

Net expenses	135,686,490

NET INVESTMENT INCOME (LOSS)	220,522,546

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $138,500) (net of foreign capital gains taxes $(48,103))	356,024,877
In-kind transactions(1)	(263,094,730)
Futures transactions	(391,560,705)
Forward currency contract transactions	(8,803,568)
Swap agreements transactions	(46,895,405)
Foreign currency transactions	(2,676,712)

(357,006,243)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $50,640,227) (net of change in foreign capital gains taxes $49,207)	(3,033,732,703)
Futures	(47,980,732)
Forward currency contracts	(1,333,297)
Swap agreements	12,963,036
Foreign currencies	(592,361)

(3,070,676,057)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(3,427,682,300)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,207,159,754)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$220,522,546	$144,574,844
Net realized gain (loss) on investment and foreign currency transactions	(357,006,243)	1,947,018,117
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(3,070,676,057)	(202,607,262)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,207,159,754)	1,888,985,699

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [48,856,335 and 844,623 shares, respectively]	1,744,018,602	33,323,710
Portfolio shares issued in merger [0 and 112,509,601 shares, respectively]	—	4,657,897,485
Portfolio shares purchased [140,197,831 and 48,670,737 shares, respectively]	(4,999,853,129)	(1,965,294,432)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(3,255,834,527)	2,725,926,763

TOTAL INCREASE (DECREASE)	(6,462,994,281)	4,614,912,462
NET ASSETS:
Beginning of year	19,713,303,090	15,098,390,628

End of year	$13,250,308,809	$19,713,303,090

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$42.39	$37.71	$33.51	$27.73		$29.29

Income (Loss) From Investment Operations:
Net investment income (loss)	0.53	0.36	0.44	0.60		0.55
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.47)	4.32	3.76	5.18		(2.11)

Total from investment operations	(6.94)	4.68	4.20	5.78		(1.56)

Capital Contributions	—	—	—	—	(b)(c)(d)	—	(c)(d)

Net Asset Value, end of year	$35.45	$42.39	$37.71	$33.51		$27.73

Total Return(e)	(16.35)%	12.41%	12.53%	20.84	%(f)	(5.33	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$13,250	$19,713	$15,098	$14,946		$12,971
Average net assets (in millions)	$15,628	$16,210	$13,597	$14,407		$14,949
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.87%	0.86%	0.88%	0.88%		0.87%
Expenses before waivers and/or expense reimbursement	0.88%	0.87%	0.89%	0.89%		0.88%
Net investment income (loss)	1.41%	0.89%	1.33%	1.94%		1.86%
Portfolio turnover rate(h)	184%	189%	169%	72%		61%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 86.3%
AFFILIATED MUTUAL FUND — 7.9%
AST T.Rowe Price Fixed Income Central Portfolio* (cost $139,290,329)(wd)	13,810,877	$141,975,818

COMMON STOCKS — 77.2%
Aerospace & Defense — 1.4%
AeroVironment, Inc.*	1,900	162,754
Airbus SE (France)	25,391	3,019,054
Axon Enterprise, Inc.*	2,270	376,661
CAE, Inc. (Canada)*	14,712	284,570
Dassault Aviation SA (France)	24,764	4,199,804
HEICO Corp. (Class A Stock)	2,374	284,524
Hexcel Corp.	5,810	341,919
Howmet Aerospace, Inc.	33,545	1,322,009
L3Harris Technologies, Inc.	20,682	4,306,199
Leonardo SpA (Italy)	96,515	832,419
Mercury Systems, Inc.*(a)	4,700	210,278
Montana Aerospace AG (Germany), 144A*	23,133	358,943
Northrop Grumman Corp.	7,407	4,041,333
Rolls-Royce Holdings PLC (United Kingdom)*	1,116,482	1,247,083
Safran SA (France)	12,912	1,617,280
Spirit AeroSystems Holdings, Inc. (Class A Stock)	12,524	370,710
Thales SA (France)	14,155	1,808,568

		24,784,108

Air Freight & Logistics — 0.2%
Deutsche Post AG (Germany)	30,564	1,143,909
GXO Logistics, Inc.*	6,500	277,485
United Parcel Service, Inc. (Class B Stock)	8,266	1,436,961
YTO Express Group Co. Ltd. (China) (Class A Stock)	80,800	234,175

		3,092,530

Airlines — 0.0%
Air Arabia PJSC (United Arab Emirates)	672,174	393,180
Allegiant Travel Co.*	2,300	156,377
Spirit Airlines, Inc.*	4,400	85,712

		635,269

Auto Components — 0.4%
Autoliv, Inc. (Sweden)	4,730	362,223
CIE Automotive SA (Spain)	10,360	266,535
Faurecia SE (France)*	32,554	492,717
Fuyao Glass Industry Group Co. Ltd. (China) (Class A Stock)	70,146	354,785
Gentex Corp.	15,162	413,468
Huayu Automotive Systems Co. Ltd. (China) (Class A Stock)	156,200	389,914
Kendrion NV (Netherlands)	4,616	76,834
Lear Corp.	3,411	423,032
Magna International, Inc. (Canada)	11,519	647,137
Mobileye Global, Inc. (Israel) (Class A Stock)*(a)	4,118	144,377

	Shares	Value
COMMON STOCKS (continued)
Auto Components (cont’d.)
Musashi Seimitsu Industry Co. Ltd. (Japan)	29,800	$350,963
NGK Spark Plug Co. Ltd. (Japan)	20,200	370,207
Nifco, Inc. (Japan)	11,000	256,499
Nippon Seiki Co. Ltd. (Japan)	36,100	215,003
Stanley Electric Co. Ltd. (Japan)	82,200	1,554,710
Toyo Tire Corp. (Japan)	31,200	351,163
Zhejiang Shuanghuan Driveline Co. Ltd. (China) (Class A Stock)	73,300	269,201

		6,938,768

Automobiles — 0.4%
Knaus Tabbert AG (Germany)	5,209	178,824
Mercedes-Benz Group AG (Germany)	18,674	1,221,185
Rivian Automotive, Inc. (Class A Stock)*(a)	12,901	237,765
Stellantis NV	74,545	1,059,093
Suzuki Motor Corp. (Japan)	32,800	1,050,497
Tesla, Inc.*	15,381	1,894,632
Toyota Motor Corp. (Japan)	152,400	2,079,124

		7,721,120

Banks — 4.3%
Axis Bank Ltd. (India)	230,616	2,595,270
Banco Comercial Portugues SA (Portugal) (Class R Stock)	2,122,410	332,900
Bank Central Asia Tbk PT (Indonesia)	3,156,000	1,730,556
Bank of America Corp.	352,104	11,661,684
BankUnited, Inc.	9,733	330,630
BAWAG Group AG (Austria), 144A*	49,991	2,664,035
BNP Paribas SA (France)	36,648	2,086,708
Capitec Bank Holdings Ltd. (South Africa)	6,895	750,567
Citigroup, Inc.	28,039	1,268,204
Eagle Bancorp, Inc.	9,125	402,139
East West Bancorp, Inc.	6,453	425,253
Erste Group Bank AG (Austria)	31,465	1,006,730
Fifth Third Bancorp	12,567	412,323
FinecoBank Banca Fineco SpA (Italy)	43,543	723,080
First BanCorp. (Puerto Rico)(a)	29,837	379,527
First Business Financial Services, Inc.	9,488	346,786
First Citizens BancShares, Inc. (Class A Stock)	380	288,177
First Horizon Corp.	12,386	303,457
First Internet Bancorp	7,028	170,640
Hilltop Holdings, Inc.	8,300	249,083
Home BancShares, Inc.	18,134	413,274
HSBC Holdings PLC (United Kingdom)	285,078	1,766,782
ICICI Bank Ltd. (India), ADR(a)	49,991	1,094,303
ING Groep NV (Netherlands)	312,944	3,812,023
JPMorgan Chase & Co.	94,947	12,732,393
KBC Group NV (Belgium)	15,220	979,945
Kotak Mahindra Bank Ltd. (India)	31,370	690,181
Lloyds Banking Group PLC (United Kingdom)	2,395,929	1,307,492
Mitsubishi UFJ Financial Group, Inc. (Japan)	296,700	1,991,871
National Bank of Canada (Canada)	39,671	2,672,958
Nicolet Bankshares, Inc.*(a)	4,448	354,906

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
OFG Bancorp (Puerto Rico)	14,290	$393,832
OTP Bank Nyrt (Hungary)	24,926	677,267
Pacific Premier Bancorp, Inc.	13,761	434,297
Park National Corp.	3,157	444,348
Pinnacle Financial Partners, Inc.	5,586	410,012
Popular, Inc. (Puerto Rico)	5,352	354,945
Renasant Corp.	10,542	396,274
Seacoast Banking Corp. of Florida	9,379	292,531
Shore Bancshares, Inc.	18,750	326,812
SouthState Corp.	5,290	403,944
Standard Chartered PLC (United Kingdom)	64,251	479,217
Swedbank AB (Sweden) (Class A Stock)	145,587	2,476,299
TCS Group Holding PLC (Russia), GDR*^	8,149	1
U.S. Bancorp	60,740	2,648,871
UniCredit SpA (Italy)	89,987	1,276,876
United Overseas Bank Ltd. (Singapore)	76,800	1,759,169
Webster Financial Corp.	8,661	410,012
Wells Fargo & Co.	169,390	6,994,113
WesBanco, Inc.	11,464	423,939
Western Alliance Bancorp	17,525	1,043,789

		77,590,425

Beverages — 1.1%
Asahi Group Holdings Ltd. (Japan)	41,200	1,282,458
Boston Beer Co., Inc. (The) (Class A Stock)*	493	162,453
Carlsberg A/S (Denmark) (Class B Stock)	8,303	1,101,368
Coca-Cola Co. (The)	103,636	6,592,286
Coca-Cola Consolidated, Inc.	310	158,832
Constellation Brands, Inc. (Class A Stock)	8,344	1,933,722
Diageo PLC (United Kingdom)	24,418	1,068,822
Keurig Dr. Pepper, Inc.	80,375	2,866,172
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	4,767	1,184,524
National Beverage Corp.*(a)	2,420	112,603
PepsiCo, Inc.	16,955	3,063,090
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	54,000	531,743

		20,058,073

Biotechnology — 1.3%
AbbVie, Inc.	51,382	8,303,845
Abcam PLC (United Kingdom), ADR*(a)	52,202	812,263
ACADIA Pharmaceuticals, Inc.*	12,400	197,408
AIM ImmunoTech, Inc.*(a)	115,700	36,087
Alkermes PLC*	8,455	220,929
Alnylam Pharmaceuticals, Inc.*	3,625	861,481
Amgen, Inc.	5,659	1,486,280
Apellis Pharmaceuticals, Inc.*	4,425	228,817
Argenx SE (Netherlands), ADR*	1,750	662,953
BioMarin Pharmaceutical, Inc.*	5,066	524,280
Blueprint Medicines Corp.*	4,674	204,768
Cerevel Therapeutics Holdings, Inc.*	3,460	109,128

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (cont’d.)
Denali Therapeutics, Inc.*	6,600	$183,546
Exact Sciences Corp.*	5,154	255,175
Exelixis, Inc.*	14,200	227,768
Genmab A/S (Denmark)*	2,569	1,086,160
Genprex, Inc.*(a)	13,000	18,850
Genus PLC (United Kingdom)	12,594	452,108
Horizon Therapeutics PLC*	5,600	637,280
IGM Biosciences, Inc.*(a)	6,282	106,857
Insmed, Inc.*	9,400	187,812
Intellia Therapeutics, Inc.*(a)	5,140	179,335
Ionis Pharmaceuticals, Inc.*	7,579	286,259
Iovance Biotherapeutics, Inc.*	17,100	109,269
Karuna Therapeutics, Inc.*	3,038	596,967
Mirati Therapeutics, Inc.*	2,600	117,806
Neurocrine Biosciences, Inc.*	3,878	463,188
Novavax, Inc.*(a)	4,100	42,148
Prothena Corp. PLC (Ireland)*	1,855	111,764
RAPT Therapeutics, Inc.*	6,500	128,700
Regeneron Pharmaceuticals, Inc.*	1,815	1,309,504
Sage Therapeutics, Inc.*	4,070	155,230
Sarepta Therapeutics, Inc.*	2,950	382,261
Scholar Rock Holding Corp.*(a)	10,806	97,794
Seagen, Inc.*	3,773	484,868
TG Therapeutics, Inc.*(a)	8,300	98,189
Twist Bioscience Corp.*(a)	5,200	123,812
Ultragenyx Pharmaceutical, Inc.*	4,414	204,501
United Therapeutics Corp.*	1,583	440,216
Xencor, Inc.*	9,010	234,620
Zealand Pharma A/S (Denmark)*	17,337	502,814
Zentalis Pharmaceuticals, Inc.*(a)	5,500	110,770

		22,983,810

Building Products — 0.4%
American Woodmark Corp.*	5,140	251,140
Apogee Enterprises, Inc.	7,190	319,667
Armstrong World Industries, Inc.	4,494	308,243
Assa Abloy AB (Sweden) (Class B Stock)	56,231	1,209,488
Astral Ltd. (India)	16,553	392,295
Blue Star Ltd. (India)	24,368	352,376
Carel Industries SpA (Italy), 144A	31,742	798,544
Carlisle Cos., Inc.	1,620	381,753
Daikin Industries Ltd. (Japan)	6,200	940,624
Genuit Group PLC (United Kingdom)	58,623	198,296
Gibraltar Industries, Inc.*(a)	5,609	257,341
Nitto Boseki Co. Ltd. (Japan)(a)	6,900	99,490
Sanwa Holdings Corp. (Japan)	21,600	198,871
Simpson Manufacturing Co., Inc.	3,800	336,908
Trane Technologies PLC	8,318	1,398,173
Trex Co., Inc.*	4,760	201,491

		7,644,700

Capital Markets — 2.5%
Affiliated Managers Group, Inc.	1,610	255,072
AJ Bell PLC (United Kingdom)	43,133	188,716
Ares Management Corp. (Class A Stock)	6,833	467,651
Avanza Bank Holding AB (Sweden)	21,441	460,114
Blackstone, Inc.	15,400	1,142,526

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (cont’d.)
Blucora, Inc.*(a)	11,400	$291,042
Blue Owl Capital, Inc.(a)	37,025	392,465
Bridgepoint Group PLC (United Kingdom), 144A	286,881	662,506
Charles Schwab Corp. (The)	81,232	6,763,376
CME Group, Inc.	11,001	1,849,928
Coinbase Global, Inc. (Class A Stock)*(a)	2,037	72,089
Deutsche Boerse AG (Germany)	5,957	1,025,737
flatexDEGIRO AG (Germany)*	58,339	393,411
Goldman Sachs Group, Inc. (The)	19,144	6,573,667
Greenhill & Co., Inc.	11,948	122,467
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	14,700	631,663
Intermediate Capital Group PLC (United Kingdom)	42,823	591,265
Investec PLC (United Kingdom)	101,039	617,679
Julius Baer Group Ltd. (Switzerland)	50,242	2,924,141
KKR & Co., Inc.	12,623	585,960
London Stock Exchange Group PLC (United Kingdom)	26,208	2,251,823
LPL Financial Holdings, Inc.	2,320	501,514
Molten Ventures PLC (United Kingdom)*	94,481	403,843
Morgan Stanley	40,606	3,452,322
MSCI, Inc.	717	333,527
Partners Group Holding AG (Switzerland)	2,771	2,453,676
S&P Global, Inc.	7,109	2,381,088
Saudi Tadawul Group Holding Co. (Saudi Arabia)	4,540	219,836
Tikehau Capital SCA (France)	13,777	357,173
TMX Group Ltd. (Canada)	29,528	2,955,417
Tradeweb Markets, Inc. (Class A Stock)	2,379	154,468
UBS Group AG (Switzerland)	81,071	1,506,804
Van Lanschot Kempen NV (Netherlands)	11,199	262,883
Virtus Investment Partners, Inc.	1,795	343,635
XP, Inc. (Brazil) (Class A Stock)*(a)	78,140	1,198,668

		44,788,152

Chemicals — 2.0%
Air Products & Chemicals, Inc.	4,646	1,432,176
Akzo Nobel NV (Netherlands)	53,899	3,616,761
CF Industries Holdings, Inc.	5,999	511,115
Covestro AG (Germany), 144A	30,932	1,204,989
Croda International PLC (United Kingdom)	7,630	607,184
DIC Corp. (Japan)	46,700	819,753
Fine Organic Industries Ltd. (India)	1,906	132,144
FMC Corp.	10,358	1,292,678
Huntsman Corp.	10,393	285,600
International Flavors & Fragrances, Inc.	13,200	1,383,888
Koninklijke DSM NV (Netherlands)	4,689	575,784
Linde PLC (United Kingdom) (NYSE)	13,894	4,531,945
Linde PLC (United Kingdom) (SGMX)	8,384	2,732,859
Lotte Chemical Corp. (South Korea)	3,862	546,570
Nippon Sanso Holdings Corp. (Japan)	37,900	548,997
Nippon Shokubai Co. Ltd. (Japan)	11,900	475,078

	Shares	Value
COMMON STOCKS (continued)
Chemicals (cont’d.)
Nippon Soda Co. Ltd. (Japan)	17,900	$585,439
Nutrien Ltd. (Canada)(a)	77,721	5,675,965
Olin Corp.	5,304	280,794
Quaker Chemical Corp.(a)	1,720	287,068
RPM International, Inc.	17,900	1,744,355
Sakata INX Corp. (Japan)	52,100	414,176
Scotts Miracle-Gro Co. (The)(a)	8,161	396,543
Sherwin-Williams Co. (The)	23,936	5,680,731
Sumitomo Seika Chemicals Co. Ltd. (Japan)	7,800	241,464
Tokai Carbon Co. Ltd. (Japan)	20,600	166,247
Tronox Holdings PLC (Class A Stock)	11,900	163,149
Valvoline, Inc.	7,587	247,715
Victrex PLC (United Kingdom)	18,154	349,441

		36,930,608

Commercial Services & Supplies — 0.5%
ARC Document Solutions, Inc.	49,302	144,455
Brady Corp. (Class A Stock)	6,300	296,730
Cintas Corp.	866	391,103
Clean Harbors, Inc.*	2,694	307,439
Daiei Kankyo Co. Ltd. (Japan)*	17,700	256,788
Deluxe Corp.	10,900	185,082
Downer EDI Ltd. (Australia)	288,211	724,303
IAA, Inc.*	4,111	164,440
KAR Auction Services, Inc.*	7,911	103,238
Republic Services, Inc.	8,419	1,085,967
SPIE SA (France)	28,692	748,131
Stericycle, Inc.*	4,810	239,971
UniFirst Corp.	1,297	250,308
Waste Connections, Inc.	29,217	3,873,005

		8,770,960

Communications Equipment — 0.1%
CommScope Holding Co., Inc.*	17,300	127,155
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira (Brazil)	39,700	228,892
Lumentum Holdings, Inc.*	4,227	220,523
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	251,650	1,474,521
Viavi Solutions, Inc.*	41,187	432,875

		2,483,966

Construction & Engineering — 0.2%
Arcosa, Inc.	4,500	244,530
Comfort Systems USA, Inc.	3,620	416,590
Larsen & Toubro Ltd. (India)	45,005	1,131,171
MasTec, Inc.*	4,200	358,386
WillScot Mobile Mini Holdings Corp.*	18,632	841,607

		2,992,284

Construction Materials — 0.1%
HeidelbergCement AG (Germany)	11,893	673,918
Summit Materials, Inc. (Class A Stock)*	13,296	377,473
Taiheiyo Cement Corp. (Japan)	66,400	1,032,654

		2,084,045

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Consumer Finance — 0.2%
Aiful Corp. (Japan)	210,400	$632,027
Ally Financial, Inc.	6,250	152,813
American Express Co.	9,647	1,425,344
CreditAccess Grameen Ltd. (India)*	21,085	233,012
Funding Circle Holdings PLC (United Kingdom), 144A*	228,909	151,291
LendingTree, Inc.*(a)	3,680	78,494
OneMain Holdings, Inc.	5,921	197,229
PROG Holdings, Inc.*	6,957	117,504
Shriram Finance Ltd. (India)	61,686	1,024,003
SLM Corp.	8,885	147,491
SoFi Technologies, Inc.*(a)	20,663	95,256

		4,254,464

Containers & Packaging — 0.3%
Amcor PLC, CDI	71,859	861,676
Avery Dennison Corp.	12,049	2,180,869
Ball Corp.	26,461	1,353,215
Crown Holdings, Inc.	4,067	334,348
Graphic Packaging Holding Co.	14,400	320,400
O-I Glass, Inc.*	13,200	218,724

		5,269,232

Diversified Consumer Services — 0.1%
2U, Inc.*	11,100	69,597
Arco Platform Ltd. (Brazil) (Class A Stock)*(a)	19,728	266,328
Bright Horizons Family Solutions, Inc.*	2,748	173,399
Frontdoor, Inc.*	8,350	173,680
Graham Holdings Co. (Class B Stock)	599	361,922
IDP Education Ltd. (Australia)	18,609	342,950
Service Corp. International	4,630	320,118
Strategic Education, Inc.	2,270	177,786

		1,885,780

Diversified Financial Services — 0.8%
Apollo Global Management, Inc.	11,865	756,868
Banca Mediolanum SpA (Italy)	169,060	1,408,684
Berkshire Hathaway, Inc. (Class B Stock)*	17,225	5,320,803
Corebridge Financial, Inc.	41,977	842,059
eGuarantee, Inc. (Japan)	9,500	175,593
Equitable Holdings, Inc.	12,387	355,507
Housing Development Finance Corp. Ltd. (India)	85,371	2,714,026
Hypoport SE (Germany)*	903	93,724
ORIX Corp. (Japan)	79,400	1,270,928
Syncona Ltd.*	112,454	246,269
Tokyo Century Corp. (Japan)	9,600	323,590
Voya Financial, Inc.	4,449	273,569

		13,781,620

Diversified Telecommunication Services — 1.0%
ATN International, Inc.(a)	7,270	329,404
Deutsche Telekom AG (Germany)	236,417	4,703,891
Helios Towers PLC (Tanzania)*	237,561	302,917
Indus Towers Ltd. (India)	259,364	595,501
KT Corp. (South Korea)	1,791	47,937

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services (cont’d.)
KT Corp. (South Korea), ADR	68,621	$926,383
Liberty Global PLC (United Kingdom) (Class C Stock)*	8,967	174,229
Liberty Latin America Ltd. (Puerto Rico) (Class C Stock)*(a)	17,886	135,934
Nippon Telegraph & Telephone Corp. (Japan)	188,100	5,364,332
Sarana Menara Nusantara Tbk PT (Indonesia)	11,567,800	817,748
Verizon Communications, Inc.	101,142	3,984,995

		17,383,271

Electric Utilities — 1.1%
American Electric Power Co., Inc.	19,130	1,816,394
EDP - Energias do Brasil SA (Brazil)	109,242	431,188
Enel SpA (Italy)	334,219	1,797,478
FirstEnergy Corp.	37,309	1,564,739
Iberdrola SA (Spain)	169,079	1,973,744
IDACORP, Inc.	3,596	387,829
NextEra Energy, Inc.	24,001	2,006,484
OGE Energy Corp.	6,768	267,674
Southern Co. (The)	119,412	8,527,211
Via Renewables, Inc.(a)	30,520	155,957
Xcel Energy, Inc.	10,248	718,487

		19,647,185

Electrical Equipment — 0.8%
AMETEK, Inc.	5,845	816,664
Eaton Corp. PLC	27,405	4,301,215
Hongfa Technology Co. Ltd. (China) (Class A Stock)	68,840	331,364
Hubbell, Inc.	8,199	1,924,141
Idec Corp. (Japan)(a)	15,600	344,207
Mitsubishi Electric Corp. (Japan)	95,100	942,340
NARI Technology Co. Ltd. (China) (Class A Stock)	351,936	1,235,451
Plug Power, Inc.*(a)	13,514	167,168
Polycab India Ltd. (India)	9,748	302,278
Prysmian SpA (Italy)	28,535	1,060,233
Rockwell Automation, Inc.(a)	334	86,029
Schneider Electric SE	2,757	387,178
Shenzhen Megmeet Electrical Co. Ltd. (China) (Class A Stock)	96,900	362,971
Shoals Technologies Group, Inc.
(Class A Stock)*	11,551	284,963
Signify NV, 144A	27,762	934,540
Sunrun, Inc.*	7,100	170,542
Thermon Group Holdings, Inc.*	16,945	340,256
TPI Composites, Inc.*	9,900	100,386

		14,091,926

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp. (Class A Stock)	22,584	1,719,546
Avnet, Inc.	8,963	372,682
Badger Meter, Inc.	4,518	492,597
BOE Varitronix Ltd. (China)	147,000	277,904
Chroma ATE, Inc. (Taiwan)	35,000	205,586
Cognex Corp.	7,176	338,061

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Coherent Corp.*(a)	8,283	$290,733
Daiwabo Holdings Co. Ltd. (Japan)	42,000	615,734
Horiba Ltd. (Japan)	5,600	242,776
Itron, Inc.*	4,100	207,665
Keyence Corp. (Japan)	4,200	1,630,628
Littelfuse, Inc.	1,867	411,113
Murata Manufacturing Co. Ltd. (Japan)	28,900	1,425,209
National Instruments Corp.	10,334	381,325
Nippon Ceramic Co. Ltd. (Japan)	7,000	125,022
Renishaw PLC (United Kingdom)	4,805	213,187
Sensirion Holding AG (Switzerland), 144A*	1,954	207,851
Shimadzu Corp. (Japan)	34,400	973,860
Taiyo Yuden Co. Ltd. (Japan)(a)	6,400	184,392
TE Connectivity Ltd. (Switzerland)	27,274	3,131,055

		13,446,926

Energy Equipment & Services — 0.3%
China Oilfield Services Ltd. (China)
(Class A Stock)	143,300	342,946
Helmerich & Payne, Inc.	8,189	405,929
Liberty Energy, Inc. (Class A Stock)	17,791	284,834
Modec, Inc. (Japan)*	22,500	231,583
Natural Gas Services Group, Inc.*	10,588	121,338
NOV, Inc.	17,194	359,183
Schlumberger Ltd.	11,152	596,186
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	3,911	245,237
Subsea 7 SA (United Kingdom)	10,612	122,883
TechnipFMC PLC (United Kingdom)*	81,797	997,105
TGS ASA (Norway)	39,146	529,349
Tidewater, Inc.*	8,918	328,628
Worley Ltd. (Australia)	133,763	1,364,444
Yantai Jereh Oilfield Services Group Co. Ltd. (China) (Class A Stock)	61,500	247,731

		6,177,376

Entertainment — 0.8%
Activision Blizzard, Inc.	16,656	1,275,017
AMC Entertainment Holdings, Inc. (Class A Stock)*(a)	9,999	40,696
Frontier Developments PLC (United Kingdom)*	16,360	190,457
Liberty Media Corp.-Liberty Formula One (Class A Stock)*	3,670	196,088
Liberty Media Corp.-Liberty Formula One (Class C Stock) *	30,514	1,824,127
Live Nation Entertainment, Inc.*	12,449	868,193
Netflix, Inc.*	9,329	2,750,936
ROBLOX Corp. (Class A Stock)*(a)	8,111	230,839
Sea Ltd. (Singapore), ADR*(a)	31,842	1,656,739
Walt Disney Co. (The)*	48,754	4,235,747
Warner Music Group Corp. (Class A Stock)	4,644	162,633
World Wrestling Entertainment, Inc. (Class A Stock)(a)	3,000	205,560

		13,637,032

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) — 4.7%
Acadia Realty Trust	85,240	$1,223,194
Alexandria Real Estate Equities, Inc.	13,808	2,011,411
American Homes 4 Rent (Class A Stock)	64,023	1,929,653
American Tower Corp.	36,137	7,655,985
Americold Realty Trust, Inc.(a)	9,400	266,114
Apartment Income REIT Corp.	13,787	473,032
Apartment Investment & Management Co. (Class A Stock)	29,182	207,776
Apple Hospitality REIT, Inc.(a)	99,072	1,563,356
AvalonBay Communities, Inc.	16,280	2,629,546
Big Yellow Group PLC (United Kingdom)	15,537	215,209
Boston Properties, Inc.(a)	4,762	321,816
Braemar Hotels & Resorts, Inc.	36,418	149,678
Camden Property Trust	13,580	1,519,330
Centerspace(a)	3,670	215,319
Crown Castle, Inc.	22,169	3,007,003
CubeSmart(a)	49,472	1,991,248
Derwent London PLC (United Kingdom)	12,298	351,984
Douglas Emmett, Inc.(a)	52,072	816,489
EastGroup Properties, Inc.	14,699	2,176,334
Equinix, Inc.	6,088	3,987,823
Equity LifeStyle Properties, Inc.	71,257	4,603,202
Equity Residential	77,085	4,548,015
Essex Property Trust, Inc.	9,809	2,078,723
Extra Space Storage, Inc.(a)	4,694	690,863
Federal Realty Investment Trust	1,981	200,160
Great Portland Estates PLC (United Kingdom)	86,884	517,825
Host Hotels & Resorts, Inc.	37,461	601,249
Independence Realty Trust, Inc.(a)	15,690	264,533
Innovative Industrial Properties, Inc.(a)	1,600	162,160
JBG SMITH Properties	7,200	136,656
Kilroy Realty Corp.	19,717	762,456
Kimco Realty Corp.	36,793	779,276
National Storage Affiliates Trust	4,400	158,928
Office Properties Income Trust	17,601	234,973
Omega Healthcare Investors, Inc.(a)	8,100	226,395
Pebblebrook Hotel Trust(a)	48,533	649,857
Prologis, Inc.	64,191	7,236,252
Public Storage	13,129	3,678,615
Rayonier, Inc.(a)	37,343	1,230,825
Regency Centers Corp.(a)	36,578	2,286,125
Rexford Industrial Realty, Inc.	74,666	4,079,750
RLJ Lodging Trust	21,368	226,287
RPT Realty	31,288	314,132
Sabra Health Care REIT, Inc.	18,539	230,440
SBA Communications Corp.	10,861	3,044,447
Simon Property Group, Inc.	25,257	2,967,192
SL Green Realty Corp.(a)	9,286	313,124
Summit Industrial Income REIT (Canada)	15,623	261,806
Sun Communities, Inc.	3,750	536,250
Terreno Realty Corp.	38,240	2,174,709
Urban Edge Properties(a)	17,869	251,774
Ventas, Inc.	19,945	898,522
Welltower, Inc.	33,298	2,182,684

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Weyerhaeuser Co.	62,510	$1,937,810
WP Carey, Inc.(a)	5,124	400,441
Xenia Hotels & Resorts, Inc.	15,824	208,560

		83,787,316

Food & Staples Retailing — 0.9%
BJ’s Wholesale Club Holdings, Inc.*	6,775	448,234
Casey’s General Stores, Inc.	1,423	319,250
Costco Wholesale Corp.	2,643	1,206,530
CP ALL PCL (Thailand)	629,200	1,239,472
Jeronimo Martins SGPS SA (Portugal)	36,634	792,595
MatsukiyoCocokara & Co. (Japan)	28,800	1,447,598
Ocado Group PLC (United Kingdom)*	58,113	431,374
Performance Food Group Co.*	5,188	302,927
PriceSmart, Inc.	2,970	180,517
Raia Drogasil SA (Brazil)	125,849	566,779
Seven & iHoldings Co. Ltd. (Japan)	54,100	2,318,530
Shop Apotheke Europe NV (Netherlands), 144A*	8,275	390,462
Sprouts Farmers Market, Inc.*	7,655	247,792
Walmart, Inc.	47,993	6,804,927

		16,696,987

Food Products — 1.3%
Barry Callebaut AG (Switzerland)	715	1,411,947
Bunge Ltd.	4,458	444,775
Cal-Maine Foods, Inc.	4,305	234,407
Darling Ingredients, Inc.*	5,570	348,626
Edita Food Industries SAE (Egypt), 144A, GDR^	3,964	11,121
Edita Food Industries SAE (Egypt), GDR^	17,605	49,392
Freshpet, Inc.*(a)	2,354	124,221
Ingredion, Inc.	2,130	208,591
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	246,400	1,100,559
Kerry Group PLC (Ireland) (Class A Stock) (XDUB)	4,312	389,504
Kerry Group PLC (Ireland) (Class A Stock) (XLON)	3,594	327,612
Kraft Heinz Co. (The)	73,441	2,989,783
McCormick & Co., Inc.	7,705	638,667
Mondelez International, Inc. (Class A Stock)	126,283	8,416,762
Nestle SA	42,612	4,922,088
Post Holdings, Inc.*	2,380	214,819
Simply Good Foods Co. (The)*	5,302	201,635
Tingyi Cayman Islands Holding Corp. (China)	230,000	405,727
Toly Bread Co. Ltd. (China) (Class A Stock)	83,800	186,143

		22,626,379

Gas Utilities — 0.1%
Atmos Energy Corp.(a)	12,663	1,419,142
China Resources Gas Group Ltd. (China)	117,600	438,713
National Fuel Gas Co.(a)	3,437	217,562

	Shares	Value
COMMON STOCKS (continued)
Gas Utilities (cont’d.)
Southwest Gas Holdings, Inc.	2,918	$180,566
UGI Corp.	8,574	317,838

		2,573,821

Health Care Equipment & Supplies — 2.2%
Alcon, Inc. (Switzerland)	29,195	2,003,331
Align Technology, Inc.*	879	185,381
Becton, Dickinson & Co.	44,677	11,361,361
Cochlear Ltd. (Australia)	3,408	470,670
DiaSorin SpA (Italy)	8,124	1,136,757
Eiken Chemical Co. Ltd. (Japan)	23,600	305,038
Enovis Corp.*	5,359	286,814
Envista Holdings Corp.*	7,746	260,808
EssilorLuxottica SA (France)	15,130	2,737,519
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	37,910	542,420
GE HealthCare Technologies, Inc.*	5,713	333,525
Haemonetics Corp.*	2,660	209,209
ICU Medical, Inc.*	1,920	302,362
Inspire Medical Systems, Inc.*	1,250	314,850
Insulet Corp.*	1,981	583,187
Intuitive Surgical, Inc.*	13,839	3,672,179
Koninklijke Philips NV (Netherlands)	172,404	2,594,201
Masimo Corp.*	1,850	273,707
Medtronic PLC	9,659	750,697
Meridian Bioscience, Inc.*	5,900	195,939
Nakanishi, Inc. (Japan)	19,400	375,761
Nevro Corp.*	3,200	126,720
Nipro Corp. (Japan)	59,600	466,862
Novocure Ltd.*(a)	2,966	217,556
Olympus Corp. (Japan)	74,400	1,312,237
OraSure Technologies, Inc.*	25,300	121,946
Outset Medical, Inc.*(a)	4,086	105,501
Penumbra, Inc.*	1,480	329,241
Qingdao Haier Biomedical Co. Ltd. (China) (Class A Stock)	36,135	330,299
QuidelOrtho Corp.*	1,940	166,200
Shandong Pharmaceutical Glass Co. Ltd. (China) (Class A Stock)	229,000	938,344
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	324,000	529,406
Shockwave Medical, Inc.*	1,332	273,873
Smith & Nephew PLC (United Kingdom)	140,680	1,878,757
Stryker Corp.	17,317	4,233,833
Teleflex, Inc.	1,363	340,246

		40,266,737

Health Care Providers & Services — 3.3%
Amedisys, Inc.*	2,520	210,521
AmerisourceBergen Corp.	9,768	1,618,655
Amplifon SpA (Italy)	64,530	1,926,852
Apollo Medical Holdings, Inc.*(a)	3,400	100,606
Centene Corp.*	35,864	2,941,207
Chemed Corp.	730	372,614
Cigna Corp.	10,903	3,612,600
dentalcorp Holdings Ltd. (Canada)*	30,477	200,329
Dr. Lal PathLabs Ltd. (India), 144A	4,857	132,453

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
Elevance Health, Inc.	30,278	$15,531,706
Fresenius SE & Co. KGaA (Germany)	31,630	883,486
Guardant Health, Inc.*	5,902	160,534
HCA Healthcare, Inc.	16,402	3,935,824
Humana, Inc.	8,729	4,470,906
Integrated Diagnostics Holdings PLC (Egypt), 144A	218,767	139,964
Invitae Corp.*(a)	33,700	62,682
Molina Healthcare, Inc.*	6,205	2,049,015
Oak Street Health, Inc.*(a)	6,000	129,060
Pediatrix Medical Group, Inc.*	12,966	192,675
Pennant Group, Inc. (The)*	9,162	100,599
Progyny, Inc.*(a)	4,900	152,635
Select Medical Holdings Corp.	16,595	412,054
Tenet Healthcare Corp.*	5,800	282,982
UnitedHealth Group, Inc.	38,209	20,257,647

		59,877,606

Health Care Technology — 0.1%
Phreesia, Inc.*	3,492	113,001
Simulations Plus, Inc.	4,523	165,406
Teladoc Health, Inc.*(a)	4,973	117,612
Veeva Systems, Inc. (Class A Stock)*	10,642	1,717,406

		2,113,425

Hotels, Restaurants & Leisure — 1.7%
Airbnb, Inc. (Class A Stock)*	9,356	799,938
Aramark	5,100	210,834
Bloomin’ Brands, Inc.	8,147	163,918
Booking Holdings, Inc.*	648	1,305,901
Brinker International, Inc.*(a)	3,640	116,152
Carrols Restaurant Group, Inc.*	50,800	69,088
Cheesecake Factory, Inc. (The)(a)	5,240	166,160
Chipotle Mexican Grill, Inc.*	2,055	2,851,292
Denny’s Corp.*	22,215	204,600
DraftKings, Inc. (Class A Stock)*(a)	15,200	173,128
Galaxy Entertainment Group Ltd. (Macau)	173,000	1,137,416
H World Group Ltd. (China)	125,200	533,783
Hilton Worldwide Holdings, Inc.	27,978	3,535,300
InterContinental Hotels Group PLC (United Kingdom)	23,521	1,349,607
Las Vegas Sands Corp.*	27,219	1,308,417
Light & Wonder, Inc.*	4,000	234,400
Marriott International, Inc. (Class A Stock)	14,510	2,160,394
Marriott Vacations Worldwide Corp.	2,462	331,361
McDonald’s Corp.	28,727	7,570,426
Noodles & Co.*	27,500	150,975
Planet Fitness, Inc. (Class A Stock)*	5,821	458,695
Trainline PLC (United Kingdom), 144A*	141,498	467,117
Travel + Leisure Co.	5,580	203,112
Trip.com Group Ltd. (China), ADR*(a)	37,072	1,275,277
Vail Resorts, Inc.(a)	1,150	274,103
Wendy’s Co. (The)	11,921	269,772
Wingstop, Inc.(a)	1,548	213,036
Yum! Brands, Inc.	21,626	2,769,858

		30,304,060

	Shares	Value
COMMON STOCKS (continued)
Household Durables — 0.3%
Ariston Holding NV (Italy)	32,960	$338,721
Cairn Homes PLC (Ireland)	380,378	361,340
Century Communities, Inc.	4,346	217,344
Fujitsu General Ltd. (Japan)	28,700	686,109
Haier Smart Home Co. Ltd. (China) (Class H Stock)	137,800	467,704
Jason Furniture Hangzhou Co. Ltd. (China) (Class A Stock)	73,210	449,782
KB Home	7,700	245,245
Lennar Corp. (Class A Stock)	3,400	307,700
MDC Holdings, Inc.	4,722	149,215
Skyline Champion Corp.*	2,588	133,308
Sony Group Corp. (Japan)	17,500	1,333,878
Taylor Wimpey PLC (United Kingdom)	584,686	716,064
Tempur Sealy International, Inc.(a)	8,248	283,154

		5,689,564

Household Products — 0.5%
Colgate-Palmolive Co.	8,516	670,976
Essity AB (Sweden) (Class B Stock)	57,842	1,514,719
Kimberly-Clark Corp.	8,244	1,119,123
Procter & Gamble Co. (The)	31,791	4,818,244
WD-40 Co.(a)	847	136,545

		8,259,607

Independent Power & Renewable Electricity Producers — 0.2%
Clearway Energy, Inc. (Class C Stock)(a)	3,392	108,103
Electric Power Development Co. Ltd. (Japan)	29,800	473,279
NTPC Ltd. (India)	1,304,050	2,622,553
Vistra Corp.	9,200	213,440

		3,417,375

Industrial Conglomerates — 1.4%
CK Hutchison Holdings Ltd. (United Kingdom)	130,000	778,811
Fosun International Ltd. (China)	619,000	502,428
General Electric Co.	114,880	9,625,795
Hitachi Ltd. (Japan)	44,000	2,213,916
Honeywell International, Inc.	30,359	6,505,934
Siemens AG (Germany)	26,752	3,687,799
SM Investments Corp. (Philippines)	50,560	819,974
Smiths Group PLC (United Kingdom)	54,780	1,051,342

		25,185,999

Insurance — 4.2%
AIA Group Ltd. (Hong Kong)	506,400	5,592,373
Allstate Corp. (The)	17,244	2,338,286
American International Group, Inc.	28,222	1,784,759
Aon PLC (Class A Stock)	8,157	2,448,242
Argo Group International Holdings Ltd.	4,301	111,181
AXA SA (France)	112,997	3,147,592
Axis Capital Holdings Ltd.	5,757	311,857
Chubb Ltd.	71,863	15,852,978
CNO Financial Group, Inc.	13,876	317,067
Definity Financial Corp. (Canada)	51,842	1,473,324

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
Direct Line Insurance Group PLC (United Kingdom)	293,513	$782,323
Fidelity National Financial, Inc.	6,587	247,803
First American Financial Corp.	4,665	244,166
Hanover Insurance Group, Inc. (The)	2,711	366,337
Hartford Financial Services Group, Inc. (The)	53,526	4,058,877
HDFC Life Insurance Co. Ltd. (India), 144A	152,260	1,040,071
Kemper Corp.	4,788	235,570
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Spain)	131,683	145,396
Manulife Financial Corp. (Canada)	80,704	1,439,440
Markel Corp.*	310	408,422
Marsh & McLennan Cos., Inc.	35,333	5,846,905
MetLife, Inc.	61,058	4,418,767
Old Republic International Corp.(a)	9,204	222,277
Progressive Corp. (The)	49,161	6,376,673
Prudential PLC (Hong Kong)	103,173	1,406,794
Reinsurance Group of America, Inc.	2,310	328,228
RenaissanceRe Holdings Ltd. (Bermuda)	2,304	424,466
Sampo OYJ (Finland) (Class A Stock)	39,911	2,084,532
Selective Insurance Group, Inc.(a)	4,518	400,340
Sompo Holdings, Inc. (Japan)	27,300	1,207,837
Steadfast Group Ltd. (Australia)	51,376	190,811
Sun Life Financial, Inc. (Canada)	28,107	1,304,671
Suncorp Group Ltd. (Australia)	104,639	852,684
Travelers Cos., Inc. (The)	31,901	5,981,118
Zurich Insurance Group AG (Switzerland)	4,345	2,077,246

		75,469,413

Interactive Media & Services — 2.0%
Alphabet, Inc. (Class A Stock)*	18,078	1,595,022
Alphabet, Inc. (Class C Stock)*	220,669	19,579,960
Baidu, Inc. (China), ADR*	8,003	915,383
Baltic Classifieds Group PLC (United Kingdom)	163,550	278,573
IAC, Inc.*	4,329	192,208
Info Edge India Ltd. (India)	3,441	163,385
JOYY, Inc. (China), ADR(a)	15,270	482,379
Kanzhun Ltd. (China), ADR*(a)	60,290	1,228,107
Meta Platforms, Inc. (Class A Stock)*	30,518	3,672,536
NAVER Corp. (South Korea)	11,492	1,634,404
Pinterest, Inc. (Class A Stock)*	47,802	1,160,633
Rightmove PLC (United Kingdom)	139,824	865,013
Scout24 SE (Germany), 144A	3,894	195,999
Snap, Inc. (Class A Stock)*	24,951	223,311
Tencent Holdings Ltd. (China)	53,600	2,272,660
Z Holdings Corp. (Japan)	564,300	1,409,348
Ziff Davis, Inc.*(a)	3,118	246,634
ZoomInfo Technologies, Inc.*	9,544	287,370

		36,402,925

Internet & Direct Marketing Retail — 1.4%
Alibaba Group Holding Ltd. (China), ADR*	36,727	3,235,281
Amazon.com, Inc.*	133,031	11,174,604

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail (cont’d.)
ASOS PLC (United Kingdom)*	35,902	$220,468
Auction Technology Group PLC (United Kingdom)*	26,076	237,876
boohoo Group PLC (United Kingdom)*	220,008	93,786
Chewy, Inc. (Class A Stock)*(a)	2,100	77,868
DoorDash, Inc. (Class A Stock)*(a)	13,398	654,090
FSN E-Commerce Ventures Ltd. (India)*	66,282	123,653
Groupon, Inc.*(a)	6,740	57,829
JD Health International, Inc. (China), 144A*	139,850	1,262,853
Media Do Co. Ltd. (Japan)	5,300	69,120
MercadoLibre, Inc. (Brazil)*	1,594	1,348,907
Ozon Holdings PLC (Russia), ADR*(a)^	7,125	1
Prosus NV (China)*	82,896	5,723,425
Quotient Technology, Inc.*	29,800	102,214
Victorian Plumbing Group PLC (United Kingdom)*	69,716	64,687
Wayfair, Inc. (Class A Stock)*(a)	2,278	74,923
Zomato Ltd. (India)*	373,308	267,617

		24,789,202

IT Services — 3.5%
Accenture PLC (Class A Stock)	20,598	5,496,370
Adesso SE (Germany)	921	129,514
Adyen NV (Netherlands), 144A*	1,300	1,804,725
Affirm Holdings, Inc.*(a)	16,976	164,158
Amadeus IT Group SA (Spain)*	46,691	2,422,225
Automatic Data Processing, Inc.	6,922	1,653,389
Block, Inc.*	21,234	1,334,345
Broadridge Financial Solutions, Inc.	15,395	2,064,931
CANCOM SE (Germany)	11,107	324,863
Capgemini SE (France)	11,059	1,848,802
CI&T, Inc. (Brazil) (Class A Stock)*	13,481	87,627
Cloudflare, Inc. (Class A Stock)*(a)	6,820	308,332
CSG Systems International, Inc.	6,900	394,680
Edenred (France)	5,576	303,476
Euronet Worldwide, Inc.*	2,279	215,092
Fidelity National Information Services, Inc.	35,678	2,420,752
Fiserv, Inc.*	52,525	5,308,702
FPT Corp. (Vietnam)	76,720	249,905
Fujitsu Ltd. (Japan)	13,100	1,746,461
GoDaddy, Inc. (Class A Stock)*	4,500	336,690
Indra Sistemas SA (Spain)	47,092	536,802
Keywords Studios PLC (Ireland)	25,853	848,403
Majorel Group Luxembourg SA (Luxembourg)	19,045	418,650
Mastercard, Inc. (Class A Stock)	19,975	6,945,907
Maximus, Inc.	3,960	290,387
MongoDB, Inc.*	6,595	1,298,160
Nagarro SE (Germany)*(a)	2,138	253,064
NET One Systems Co. Ltd. (Japan)	13,300	346,355
Network International Holdings PLC (United Arab Emirates), 144A*	127,418	461,389
NTT Data Corp. (Japan)	11,100	161,757
Okta, Inc.*	3,867	264,232
Payoneer Global, Inc.*	27,935	152,804
PayPal Holdings, Inc.*	4,854	345,702

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
IT Services (cont’d.)
Shopify, Inc. (Canada) (Class A Stock)*(a)	42,280	$1,467,539
Shopify, Inc. (Canada) (Class A Stock)*	12,812	444,824
Snowflake, Inc. (Class A Stock)*	9,409	1,350,568
SS&C Technologies Holdings, Inc.	4,157	216,413
TELUS International CDA, Inc. (Philippines)*	32,024	632,202
Twilio, Inc. (Class A Stock)*	4,430	216,893
VeriSign, Inc.*	5,461	1,121,908
Visa, Inc. (Class A Stock)(a)	77,261	16,051,745
WEX, Inc.*	1,631	266,913

		62,707,656

Leisure Products — 0.1%
BRP, Inc.(a)	7,157	545,655
Brunswick Corp.	2,985	215,159
Mattel, Inc.*	12,200	217,648
Peloton Interactive, Inc. (Class A Stock)*(a)	10,587	84,061
Polaris, Inc.(a)	2,474	249,874
Spin Master Corp. (Canada), 144A	13,461	331,256
Thule Group AB (Sweden), 144A	18,175	380,685

		2,024,338

Life Sciences Tools & Services — 1.9%
10X Genomics, Inc. (Class A Stock)*	3,166	115,369
Adaptive Biotechnologies Corp.*	17,367	132,684
Agilent Technologies, Inc.	19,785	2,960,825
Avantor, Inc.*	17,265	364,119
Bruker Corp.	4,728	323,159
CryoPort, Inc.*(a)	5,200	90,220
Danaher Corp.	42,490	11,277,696
Eurofins Scientific SE (Luxembourg)	11,403	818,715
Evotec SE (Germany)*	78,465	1,276,479
Lonza Group AG (Switzerland)	3,898	1,913,432
Olink Holding AB (Sweden), ADR*(a)	27,635	701,376
Oxford Nanopore Technologies PLC (United Kingdom)*	53,698	158,161
PerkinElmer, Inc.	8,991	1,260,718
PolyPeptide Group AG, 144A*	9,364	256,998
Repligen Corp.*	1,780	301,372
SKAN Group AG (Switzerland)	1,166	79,917
Syneos Health, Inc.*	6,710	246,123
Tecan Group AG (Switzerland)	416	186,219
Thermo Fisher Scientific, Inc.	20,086	11,061,159
West Pharmaceutical Services, Inc.	4,744	1,116,500

		34,641,241

Machinery — 1.3%
3D Systems Corp.*	11,126	82,332
Aalberts NV (Netherlands)	7,214	281,002
Aida Engineering Ltd. (Japan)	27,600	162,440
Alstom SA (France)	39,098	956,596
ATS Corp. (Canada)*	3,722	115,701
Cummins, Inc.	7,042	1,706,206
Daimler Truck Holding AG (Germany)*	57,338	1,762,669
Douglas Dynamics, Inc.	7,851	283,892
Dover Corp.	4,132	559,514

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
Esab Corp.	4,414	$207,105
Fluidra SA (Spain)	102,258	1,590,014
Fujitec Co. Ltd. (Japan)	700	15,892
GEA Group AG (Germany)	20,487	833,156
Graco, Inc.	5,223	351,299
GVS SpA (Italy), 144A*	30,745	133,588
IHI Corp. (Japan)	9,200	266,509
Illinois Tool Works, Inc.	9,326	2,054,518
Impro Precision Industries Ltd., 144A	540,000	153,145
Lincoln Electric Holdings, Inc.	2,465	356,168
Manitowoc Co., Inc. (The)*	22,427	205,431
METAWATER Co. Ltd. (Japan)	17,200	211,428
Metso Outotec OYJ (Finland)	59,947	617,303
Middleby Corp. (The)*	7,600	1,017,640
Mueller Water Products, Inc. (Class A Stock)	26,625	286,485
NSK Ltd. (Japan)	31,400	165,563
Obara Group, Inc. (Japan)(a)	16,000	437,580
Omega Flex, Inc.(a)	1,800	167,976
Oshkosh Corp.	3,644	321,364
Otis Worldwide Corp.	13,804	1,080,991
Proto Labs, Inc.*	3,797	96,937
Qingdao Hiron Commercial Cold Chain Co. Ltd. (China) (Class A Stock)	33,900	155,083
RBC Bearings, Inc.*(a)	1,703	356,523
Rotork PLC (United Kingdom)	165,307	614,316
Shenzhen Inovance Technology Co. Ltd. (China) (Class A Stock)	118,200	1,184,665
Spirax-Sarco Engineering PLC (United Kingdom)	3,426	437,605
Stanley Black & Decker, Inc.	11,290	848,105
Takeuchi Manufacturing Co. Ltd. (Japan)	14,100	309,588
Takuma Co. Ltd. (Japan)	17,900	166,826
Timken Co. (The)	5,200	367,484
Toro Co. (The)	3,700	418,840
Trelleborg AB (Sweden) (Class B Stock)	11,671	269,584
Trinity Industries, Inc.	7,200	212,904
Valmet OYJ (Finland)	7,822	211,153
Wabash National Corp.(a)	10,500	237,300
Weir Group PLC (The) (United Kingdom)	23,232	467,299
Yangzijiang Shipbuilding Holdings Ltd. (China)	1,043,200	1,059,688

		23,797,407

Media — 0.3%
Altice USA, Inc. (Class A Stock)*	18,426	84,760
Ascential PLC (United Kingdom)*	319,063	779,039
Daily Journal Corp.*(a)	680	170,347
DallasNews Corp.(a)	9,637	37,006
Gannett Co., Inc.*	53,020	107,631
Informa PLC (United Kingdom)	116,678	870,390
Liberty Broadband Corp. (Class C Stock)*	1,545	117,837
Nexstar Media Group, Inc.	1,527	267,271
oOh!media Ltd. (Australia)	210,247	182,362
Scholastic Corp.	7,568	298,633

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Media (cont’d.)
Trade Desk, Inc. (The) (Class A Stock)*	11,200	$502,096
WPP PLC (United Kingdom)	147,674	1,459,017
YouGov PLC (United Kingdom)	59,429	730,855

		5,607,244

Metals & Mining — 0.5%
Adriatic Metals PLC (Bosnia and Herzegowina), CDI*	97,539	208,200
Alpha Metallurgical Resources, Inc.	1,394	204,068
BHP Group Ltd. (Australia) (XASX)	39,698	1,229,723
BHP Group Ltd. (Australia) (XLON)	56,302	1,749,686
Cleveland-Cliffs, Inc.*	16,729	269,504
Compass Minerals International, Inc.	3,030	124,230
Mitsui Mining & Smelting Co. Ltd. (Japan)	16,000	374,477
Nippon Steel Corp. (Japan)	44,600	773,861
OZ Minerals Ltd. (Australia)	18,785	354,081
Reliance Steel & Aluminum Co.	3,314	670,886
Royal Gold, Inc.(a)	3,190	359,577
South32 Ltd. (Australia)	567,370	1,555,518
Southern Copper Corp. (Mexico)(a)	13,716	828,309
United States Steel Corp.	8,900	222,945

		8,925,065

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.(a)	18,410	190,543
Annaly Capital Management, Inc.(a)	11,794	248,618
Apollo Commercial Real Estate Finance, Inc.(a)	15,375	165,435
Ellington Residential Mortgage REIT(a)	30,800	211,288
Granite Point Mortgage Trust, Inc.	29,681	159,090
Orchid Island Capital, Inc.(a)	13,040	136,920
Ready Capital Corp.(a)	13,726	152,908
Two Harbors Investment Corp.(a)	10,844	171,010

		1,435,812

Multiline Retail — 0.7%
Dollar General Corp.	37,305	9,186,356
Isetan Mitsukoshi Holdings Ltd. (Japan)	51,100	555,592
Next PLC (United Kingdom)	12,351	865,444
Nordstrom, Inc.	7,000	112,980
Ollie’s Bargain Outlet Holdings, Inc.*(a)	3,639	170,451
Pan Pacific International Holdings Corp. (Japan)	34,800	646,379
Ryohin Keikaku Co. Ltd. (Japan)	19,400	229,366
V-Mart Retail Ltd. (India)	4,829	165,955

		11,932,523

Multi-Utilities — 0.8%
Ameren Corp.	40,233	3,577,518
Black Hills Corp.(a)	4,197	295,217
CMS Energy Corp.	29,653	1,877,924
Dominion Energy, Inc.	14,616	896,253
DTE Energy Co.	9,067	1,065,645
Engie SA (France)	126,919	1,815,715
NorthWestern Corp.	4,674	277,355
Sempra Energy	17,198	2,657,779

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities (cont’d.)
WEC Energy Group, Inc.	20,310	$1,904,266

		14,367,672

Oil, Gas & Consumable Fuels — 2.6%
Cheniere Energy, Inc.	12,034	1,804,619
Chesapeake Energy Corp.	9,787	923,599
Chevron Corp.	24,617	4,418,505
ConocoPhillips	5,430	640,740
CVR Energy, Inc.(a)	6,500	203,710
EOG Resources, Inc.	30,503	3,950,749
Equitrans Midstream Corp.	9,800	65,660
Exxon Mobil Corp.	114,186	12,594,716
Galp Energia SGPS SA (Portugal)	214,652	2,895,792
Gazprom PJSC (Russia)^	321,836	—
Hess Corp.	10,489	1,487,550
Kinder Morgan, Inc.	148,318	2,681,590
Kosmos Energy Ltd. (Ghana)*	56,949	362,196
Magnolia Oil & Gas Corp. (Class A Stock)(a)	18,187	426,485
Matador Resources Co.	2,749	157,353
Murphy Oil Corp.	8,876	381,757
Ovintiv, Inc.	8,683	440,315
PBF Energy, Inc. (Class A Stock)	5,676	231,467
PDC Energy, Inc.	6,400	406,272
Petronet LNG Ltd. (India)	134,980	351,081
Shell PLC (Netherlands)	94,017	2,650,416
SM Energy Co.	9,499	330,850
Suncor Energy, Inc. (Canada)	42,400	1,344,963
TC Energy Corp. (Canada)(a)	20,292	808,982
Texas Pacific Land Corp.(a)	206	482,911
TotalEnergies SE (France)(a)	91,057	5,715,940
Valero Energy Corp.	2,899	367,767

		46,125,985

Paper & Forest Products — 0.1%
Clearwater Paper Corp.*	5,689	215,101
Mondi PLC (Austria)	25,897	437,942
Suzano SA (Brazil)	112,998	1,043,321

		1,696,364

Personal Products — 0.4%
BellRing Brands, Inc.*	7,739	198,428
LG H&H Co. Ltd. (South Korea)	1,209	695,864
Medifast, Inc.	1,140	131,499
Unilever PLC (United Kingdom) (XLON)	50,353	2,542,214
Unilever PLC (United Kingdom) (XAMS)	60,051	3,013,167

		6,581,172

Pharmaceuticals — 4.0%
Arvinas, Inc.*	4,324	147,924
Astellas Pharma, Inc. (Japan)	112,800	1,715,196
AstraZeneca PLC (United Kingdom), ADR	260,848	17,685,494
Bayer AG (Germany)	50,554	2,602,020
Chugai Pharmaceutical Co. Ltd. (Japan)	65,000	1,657,940

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Daiichi Sankyo Co. Ltd. (Japan)	54,200	$1,744,519
Dechra Pharmaceuticals PLC (United Kingdom)	9,616	303,095
Elanco Animal Health, Inc.*	25,221	308,201
Eli Lilly & Co.	25,101	9,182,950
GSK PLC, ADR	53,833	1,891,692
Jazz Pharmaceuticals PLC*	2,040	324,992
Johnson & Johnson	69,370	12,254,210
Laboratorios Farmaceuticos Rovi SA (Spain)	13,186	509,628
Merck & Co., Inc.	20,595	2,285,015
Novartis AG (Switzerland)	27,439	2,483,160
Otsuka Holdings Co. Ltd. (Japan)	82,500	2,690,551
Pacira BioSciences, Inc.*	4,222	163,011
Reata Pharmaceuticals, Inc. (Class A Stock)*(a)	2,870	109,031
Roche Holding AG	18,634	5,855,503
Royalty Pharma PLC (Class A Stock)	9,100	359,632
Sanofi (France)	31,491	3,036,570
Supernus Pharmaceuticals, Inc.*	6,550	233,638
Takeda Pharmaceutical Co. Ltd. (Japan)	33,500	1,046,764
TFF Pharmaceuticals, Inc.*	16,700	17,535
Torrent Pharmaceuticals Ltd. (India)	17,096	319,607
Zoetis, Inc.	21,781	3,192,006

		72,119,884

Professional Services — 0.5%
ALS Ltd. (Australia)	19,543	162,029
Beijing Career International Co. Ltd. (China) (Class A Stock)	29,800	210,623
Booz Allen Hamilton Holding Corp.	14,915	1,558,916
CBIZ, Inc.*	4,086	191,429
DKSH Holding AG (Switzerland)	6,965	528,179
Equifax, Inc.	5,353	1,040,409
Exponent, Inc.	2,600	257,634
FTI Consulting, Inc.*	2,310	366,828
HeadHunter Group PLC (Russia), ADR(a)^	13,700	1
Huron Consulting Group, Inc.*	4,916	356,902
Insperity, Inc.	2,115	240,264
Korn Ferry	4,493	227,436
ManpowerGroup, Inc.	2,578	214,515
Outsourcing, Inc. (Japan)	75,000	537,508
Persol Holdings Co. Ltd. (Japan)	88,000	1,871,737
TeamLease Services Ltd. (India)*	6,417	195,735
Teleperformance (France)	5,303	1,267,764
TransUnion	8,532	484,191
Upwork, Inc.*(a)	7,700	80,388

		9,792,488

Real Estate Management & Development — 0.4%
Aedas Homes SA (Spain), 144A	16,545	244,403
Altus Group Ltd. (Canada)	9,989	398,675
China Overseas Property Holdings Ltd. (China)	255,000	264,174
China Resources Mixc Lifestyle Services Ltd. (China), 144A	151,200	765,909

	Shares	Value

COMMON STOCKS (continued)
Real Estate Management & Development (cont’d.)
Corp Inmobiliaria Vesta SAB de CV (Mexico)	96,100	$227,742
DigitalBridge Group, Inc.	13,810	151,082
eXp World Holdings, Inc.(a)	4,321	47,877
Hongkong Land Holdings Ltd. (Hong Kong)	147,600	679,081
Howard Hughes Corp. (The)*(a)	4,617	352,831
Jones Lang LaSalle, Inc.*	1,001	159,529
Kojamo OYJ (Finland)	22,589	334,069
Mitsubishi Estate Co. Ltd. (Japan)	71,000	919,704
Mitsui Fudosan Co. Ltd. (Japan)	73,100	1,336,047
Nexity SA (France)	13,557	378,675
Opendoor Technologies, Inc.*(a)	34,711	40,265
RE/MAX Holdings, Inc. (Class A Stock)	9,394	175,104
St. Joe Co. (The)(a)	5,128	198,197
Tokyo Tatemono Co. Ltd. (Japan)	32,800	397,088
Vonovia SE (Germany)	13,676	322,158
Zillow Group, Inc. (Class C Stock)*(a)	4,700	151,387

		7,543,997

Road & Rail — 1.1%
Canadian Pacific Railway Ltd. (Canada)(a)	41,863	3,122,561
CSX Corp.	102,618	3,179,106
J.B. Hunt Transport Services, Inc.	7,820	1,363,495
Knight-Swift Transportation Holdings, Inc.	4,400	230,604
Landstar System, Inc.	2,070	337,203
Lyft, Inc. (Class A Stock)*(a)	10,300	113,506
National Express Group PLC (United Kingdom)*	134,042	210,182
Norfolk Southern Corp.	9,241	2,277,167
Old Dominion Freight Line, Inc.	7,001	1,986,744
RXO, Inc.*	11,900	204,680
Saia, Inc.*(a)	3,192	669,299
Sankyu, Inc. (Japan)	5,400	197,564
Uber Technologies, Inc.*	45,500	1,125,215
Union Pacific Corp.	19,810	4,102,057
XPO, Inc.*(a)	6,300	209,727

		19,329,110

Semiconductors & Semiconductor Equipment — 3.4%
Advanced Micro Devices, Inc.*	22,631	1,465,810
AIXTRON SE (Germany)	5,926	170,510
Amkor Technology, Inc.	11,733	281,357
ams-OSRAM AG (Austria)*	29,551	216,509
Applied Materials, Inc.	26,741	2,604,039
ASML Holding NV (Netherlands)	10,560	5,757,862
ASML Holding NV (Netherlands)(a)	6,192	3,383,309
Broadcom, Inc.	6,864	3,837,868
Disco Corp. (Japan)	4,200	1,197,089
Entegris, Inc.	7,298	478,676
Infineon Technologies AG (Germany)	23,263	707,007
IQE PLC (United Kingdom)*	757,115	453,882
KLA Corp.	18,602	7,013,512
Lam Research Corp.	4,560	1,916,568
Marvell Technology, Inc.	39,778	1,473,377
MaxLinear, Inc.*	7,100	241,045
Microchip Technology, Inc.	18,911	1,328,498

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Micron Technology, Inc.	29,834	$1,491,103
Monolithic Power Systems, Inc.	4,089	1,445,911
NVIDIA Corp.	37,122	5,425,009
NXP Semiconductors NV (China)	4,412	697,228
QUALCOMM, Inc.	6,692	735,718
Silergy Corp. (China)	40,000	564,997
Socionext, Inc. (Japan)*	6,600	291,679
Synaptics, Inc.*	2,000	190,320
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	502,000	7,290,779
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	7,518	560,016
Texas Instruments, Inc.	48,439	8,003,092
Tokyo Electron Ltd. (Japan)	4,000	1,175,315
Tokyo Seimitsu Co. Ltd. (Japan)	5,300	171,234
Ultra Clean Holdings, Inc.*	8,200	271,830
Universal Display Corp.	2,890	312,236
Wolfspeed, Inc.*(a)	3,614	249,511

		61,402,896

Software — 4.2%
ACI Worldwide, Inc.*(a)	7,462	171,626
Adeia, Inc.	20,100	190,548
Aspen Technology, Inc.*	1,264	259,626
Atlassian Corp. (Class A Stock)*(a)	12,157	1,564,363
Bill.com Holdings, Inc.*	8,337	908,400
Black Knight, Inc.*	4,075	251,631
Bytes Technology Group PLC (United Kingdom)	39,630	185,077
CCC Intelligent Solutions Holdings, Inc.*(a)	29,228	254,284
Cerence, Inc.*(a)	4,055	75,139
Ceridian HCM Holding, Inc.*	6,158	395,036
Confluent, Inc. (Class A Stock)*(a)	15,720	349,613
Consensus Cloud Solutions, Inc.*(a)	3,086	165,903
Constellation Software, Inc. (Canada)	1,287	2,009,355
Coupa Software, Inc.*	15,054	1,191,825
Crowdstrike Holdings, Inc. (Class A Stock)*	8,472	892,017
Datadog, Inc. (Class A Stock)*(a)	9,790	719,565
Descartes Systems Group, Inc. (The) (Canada) (TSE)*	10,240	713,851
Descartes Systems Group, Inc. (The) (Canada) (XNGS)*	9,019	628,173
Digimarc Corp.*(a)	4,890	90,416
DocuSign, Inc.*	13,243	733,927
Dolby Laboratories, Inc. (Class A Stock)	2,430	171,412
Dynatrace, Inc.*	6,549	250,827
Esker SA (France)	1,608	271,482
Fair Isaac Corp.*(a)	868	519,567
FD Technologies PLC (United Kingdom)*	15,695	258,592
Five9, Inc.*	2,129	144,474
Fortinet, Inc.*	3,113	152,195
Fukui Computer Holdings, Inc. (Japan)	8,500	169,854
Guidewire Software, Inc.*	4,001	250,303
HashiCorp, Inc. (Class A Stock)*(a)	6,626	181,155
HubSpot, Inc.*	2,302	665,577

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
Intuit, Inc.	9,654	$3,757,530
Manhattan Associates, Inc.*	2,223	269,872
Microsoft Corp.	158,681	38,054,877
MicroStrategy, Inc. (Class A Stock)*(a)	227	32,136
NCR Corp.*	5,484	128,380
OneSpan, Inc.*	16,400	183,516
Palantir Technologies, Inc. (Class A Stock)*(a)	40,800	261,936
Palo Alto Networks, Inc.*	7,394	1,031,759
Paycom Software, Inc.*	637	197,667
Paylocity Holding Corp.*	1,271	246,904
Pegasystems, Inc.	4,100	140,384
RingCentral, Inc. (Class A Stock)*	1,760	62,304
Roper Technologies, Inc.	13,979	6,040,186
Salesforce, Inc.*	6,256	829,483
SentinelOne, Inc. (Class A Stock)*	19,472	284,096
ServiceNow, Inc.*	9,983	3,876,099
Splunk, Inc.*	3,556	306,136
Synopsys, Inc.*	8,167	2,607,641
Teradata Corp.*	4,225	142,214
UiPath, Inc. (Class A Stock)*	7,100	90,241
Unity Software, Inc.*(a)	6,065	173,398
Verint Systems, Inc.*	4,997	181,291
VMware, Inc. (Class A Stock)*	3,952	485,148
Workday, Inc. (Class A Stock)*	5,338	893,208
Workiva, Inc.*	6,881	577,798
Xperi, Inc.*	9,720	83,689
Zoom Video Communications, Inc. (Class A Stock)*	5,025	340,394
Zscaler, Inc.*	2,014	225,367

		76,289,467

Specialty Retail — 1.7%
Aritzia, Inc. (Canada)*	13,495	471,926
Auto1 Group SE (Germany), 144A*	10,004	83,114
AutoZone, Inc.*	353	870,562
Best Buy Co., Inc.	7,641	612,885
Burlington Stores, Inc.*(a)	8,270	1,676,825
Dick’s Sporting Goods, Inc.(a)	2,248	270,412
Five Below, Inc.*(a)	1,780	314,829
Floor & Decor Holdings, Inc. (Class A Stock)*(a)	12,473	868,495
GameStop Corp. (Class A Stock)*(a)	6,140	113,344
Grupo SBF SA (Brazil)	87,841	212,695
Hibbett, Inc.	2,700	184,194
Hikari Tsushin, Inc. (Japan)	8,100	1,140,109
Home Depot, Inc. (The)	26,200	8,275,532
Monro, Inc.(a)	5,120	231,424
MYT Netherlands Parent BV (Germany), ADR*	13,308	118,574
Nextage Co. Ltd. (Japan)(a)	35,100	673,385
ODP Corp. (The)*	2,934	133,614
O’Reilly Automotive, Inc.*	605	510,638
Petco Health & Wellness Co., Inc.*(a)	8,057	76,380
RH*(a)	672	179,552
Ross Stores, Inc.	60,975	7,077,368
TJX Cos., Inc. (The)	23,293	1,854,123
Tractor Supply Co.	4,521	1,017,089
Ulta Beauty, Inc.*	3,609	1,692,874

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Watches of Switzerland Group PLC (United Kingdom), 144A*	48,729	$476,105
Williams-Sonoma, Inc.(a)	2,218	254,893
Yellow Hat Ltd. (Japan)	29,100	396,306

		29,787,247

Technology Hardware, Storage & Peripherals — 1.8%
Apple, Inc.	212,484	27,608,046
Dell Technologies, Inc. (Class C Stock)	6,300	253,386
Pure Storage, Inc. (Class A Stock)*	9,747	260,830
Samsung Electronics Co. Ltd. (South Korea)	101,034	4,434,710

		32,556,972

Textiles, Apparel & Luxury Goods — 0.8%
Asics Corp. (Japan)	34,500	758,341
Burberry Group PLC (United Kingdom)	70,984	1,725,775
Columbia Sportswear Co.	3,541	310,121
Crocs, Inc.*	2,165	234,751
Deckers Outdoor Corp.*	1,080	431,093
Dr. Martens PLC (United Kingdom)	126,925	288,050
Ermenegildo Zegna NV (Italy)	93,757	981,636
Kering SA (France)	3,835	1,951,738
Li Ning Co. Ltd. (China)	33,500	288,067
Lululemon Athletica, Inc.*	9,219	2,953,583
LVMH Moet Hennessy Louis Vuitton SE (France)	1,180	858,678
NIKE, Inc. (Class B Stock)	28,950	3,387,439
Skechers USA, Inc. (Class A Stock)*	7,662	321,421

		14,490,693

Thrifts & Mortgage Finance — 0.1%
Hingham Institution for Savings The	770	212,489
New York Community Bancorp, Inc.	15,296	131,546
Ocwen Financial Corp.*(a)	3,968	121,341
Radian Group, Inc.	8,780	167,435
TFS Financial Corp.(a)	17,313	249,480
WSFS Financial Corp.	7,000	317,380

		1,199,671

Tobacco — 0.7%
British American Tobacco PLC (United Kingdom)	28,971	1,146,039
Imperial Brands PLC (United Kingdom)	73,351	1,827,257
Philip Morris International, Inc.	99,479	10,068,270

		13,041,566

Trading Companies & Distributors — 0.5%
AerCap Holdings NV (Ireland)*(a)	24,447	1,425,749
Air Lease Corp.	4,316	165,821
Ashtead Group PLC (United Kingdom)	23,896	1,357,407
Beijer Ref AB (Sweden)	14,817	209,224
Bossard Holding AG (Switzerland) (Class A Stock)	667	144,134
Brenntag SE (Germany)	10,387	662,430
Diploma PLC (United Kingdom)	4,111	138,202
Ferguson PLC	5,535	702,779
Hanwa Co. Ltd. (Japan)	23,100	652,680

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors (cont’d.)
Herc Holdings, Inc.	1,852	$243,668
IMCD NV (Netherlands)	4,275	611,503
NOW, Inc.*	14,100	179,070
Richelieu Hardware Ltd. (Canada)	6,819	182,360
SiteOne Landscape Supply, Inc.*	4,023	471,978
Sumitomo Corp. (Japan)	69,200	1,150,318

		8,297,323

Transportation Infrastructure — 0.0%
Grupo Aeroportuario del Sureste SABde CV (Mexico), ADR(a)	954	222,272

Water Utilities — 0.0%
Artesian Resources Corp. (Class A Stock)	5,921	346,852
California Water Service Group(a)	5,057	306,657

		653,509

Wireless Telecommunication Services — 0.4%
Gogo, Inc.*(a)	7,410	109,371
Millicom International Cellular SA (Guatemala), SDR*	44,320	561,518
T-Mobile US, Inc.*	34,859	4,880,260
Vodafone Group PLC (United Kingdom)	855,788	866,672

		6,417,821

TOTAL COMMON STOCKS (cost $1,421,735,638)		1,389,521,441

PREFERRED STOCKS — 0.3%
Automobiles — 0.2%
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC)*	26,412	2,665,329
Volkswagen AG (Germany) (PRFC)	7,913	981,605

		3,646,934

Life Sciences Tools & Services — 0.1%
Sartorius AG (Germany) (PRFC)	2,651	1,046,816

Machinery — 0.0%
Marcopolo SA (Brazil) (PRFC)	533,480	286,227

TOTAL PREFERRED STOCKS (cost $4,635,804)		4,979,977

	Units
RIGHTS* — 0.0%
Chemicals
Lotte Chemical Corp. (South Korea), expiring 01/31/23	834	23,716

(cost $0)

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BOND — 0.0%
Retail
Carvana Co.,
Gtd. Notes, 144A
10.250%	05/01/30	379		$178,023

(cost $379,000)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.9%
Federal National Mortgage Assoc.
3.000%	TBA	11,865		10,409,986
3.500%	TBA	1,840		1,671,277
4.000%	TBA	1,250		1,172,075
4.500%	TBA	1,035		995,935
5.000%	TBA	1,775		1,748,768

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $16,202,866)				15,998,041

U.S. TREASURY OBLIGATIONS — 0.0%
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	07/15/24	15		14,338
0.125%	10/15/24	13		12,086
0.125%	10/15/25	1		1,091
0.125%	04/15/26	—(r	)	320
0.125%	04/15/27	78		72,544
0.125%	01/15/32	22		19,184
0.125%	02/15/52	15		9,870
0.250%	01/15/25	1		483
0.375%	07/15/25	16		15,327
0.500%	04/15/24	13		12,182
0.625%	01/15/26	39		37,184
0.625%	07/15/32	7		6,011
0.750%	02/15/42	4		3,529
1.625%	10/15/27	4		4,017

TOTAL U.S. TREASURY OBLIGATIONS (cost $226,031)				208,166

TOTAL LONG-TERM INVESTMENTS (cost $1,582,469,668)				1,552,885,182

		Shares
SHORT-TERM INVESTMENTS — 17.4%
AFFILIATED MUTUAL FUNDS — 16.7%
PGIM Core Ultra Short Bond Fund(wd)		231,800,177		231,800,177
PGIM Institutional Money Market Fund (cost $68,543,042; includes $68,289,661 of cash collateral for securities on loan)(b)(wd)		68,593,755		68,559,459

TOTAL AFFILIATED MUTUAL FUNDS (cost $300,343,219)				300,359,636

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(kk)(n) — 0.7%
U.S. Treasury Bills
3.478%	02/16/23	13,800	$13,731,342

(cost $13,739,533)

TOTAL SHORT-TERM INVESTMENTS (cost $314,082,752)			314,090,978

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—103.7% (cost $1,896,552,420)			1,866,976,160

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $14,369)			(6,424)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—103.7% (cost $1,896,538,051)			1,866,969,736
Liabilities in excess of other assets(z) — (3.7)%			(66,669,034)

NET ASSETS — 100.0%			$1,800,300,702

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $60,516 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $66,325,378; cash collateral of $68,289,661 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(kk)	Represents security, or a portion thereof, segregated as collateral for TBA securities.
(n)	Rate shown reflects yield to maturity at purchased date.
(r)	Principal or notional amount is less than $500 par.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Julius Baer Group Ltd.	Call	GSI	01/20/23	56.00	27	CHF	3	$(1,139)
Julius Baer Group Ltd.	Call	GSI	02/17/23	57.00	33	CHF	3	(3,105)
Julius Baer Group Ltd.	Call	GSI	02/17/23	58.00	32	CHF	3	(2,180)

Total Options Written (premiums received $ 14,369)								$(6,424)

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
49	2 Year U.S.Treasury Notes	Mar. 2023	$10,048,828	$(25,050)
90	5 Year U.S.Treasury Notes	Mar. 2023	9,713,672	578
78	10 Year U.S. Treasury Notes	Mar. 2023	8,759,157	(49,640)
53	20 Year U.S. Treasury Bonds	Mar. 2023	6,643,219	(131,574)
33	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	4,432,312	(103,613)
300	Mini MSCI EAFE Index	Mar. 2023	29,241,000	(732,873)
108	Mini MSCI Emerging Markets Index	Mar. 2023	5,180,760	(92,803)
119	Russell 2000 E-Mini Index	Mar. 2023	10,536,855	58,540
306	S&P 500 E-Mini Index	Mar. 2023	59,073,300	(1,043,208)
27	S&P Mid Cap 400 E-Mini Index	Mar. 2023	6,595,020	(87,121)

				$(2,206,764)

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	49,100	0.819%	$293,055	$407,697	$114,642

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$—	$1,356,219
MSC	—	6,817,910

Total	$—	$8,174,129

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Fund	$141,975,818	$—	$—
Common Stocks	1,018,442,451	371,018,474	60,516
Preferred Stocks	—	4,979,977	—
Rights	—	23,716	—
Corporate Bond	—	178,023	—
U.S. Government Agency Obligations	—	15,998,041	—
U.S. Treasury Obligations	—	208,166	—
Short-Term Investments
Affiliated Mutual Funds	300,359,636	—	—
U.S. Treasury Obligation	—	13,731,342	—

Total	$1,460,777,905	$406,137,739	$60,516

Liabilities
Options Written	$(6,424)	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$59,118	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	114,642	—

Total	$59,118	$114,642	$—

Liabilities
Futures Contracts	$(2,265,882)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Funds (3.8% represents investments purchased with collateral from securities on loan)	24.6%
Equity Real Estate Investment Trusts (REITs)	4.7
Banks	4.3
Software	4.2
Insurance	4.2

Pharmaceuticals	4.0%
IT Services	3.5
Semiconductors & Semiconductor Equipment	3.4
Health Care Providers & Services	3.3
Oil, Gas & Consumable Fuels	2.6
Capital Markets	2.5

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Health Care Equipment & Supplies	2.2%
Chemicals	2.0
Interactive Media & Services	2.0
Life Sciences Tools & Services	2.0
Technology Hardware, Storage & Peripherals	1.8
Hotels, Restaurants & Leisure	1.7
Specialty Retail	1.7
Industrial Conglomerates	1.4
Internet & Direct Marketing Retail	1.4
Aerospace & Defense	1.4
Machinery	1.3
Biotechnology	1.3
Food Products	1.3
Beverages	1.1
Electric Utilities	1.1
Road & Rail	1.1
Diversified Telecommunication Services	1.0
Food & Staples Retailing	0.9
U.S. Government Agency Obligations	0.9
Textiles, Apparel & Luxury Goods	0.8
Multi-Utilities	0.8
Electrical Equipment	0.8
Diversified Financial Services	0.8
Entertainment	0.8
U.S. Treasury Obligations	0.7
Electronic Equipment, Instruments & Components	0.7
Tobacco	0.7
Multiline Retail	0.7
Automobiles	0.6
Professional Services	0.5
Metals & Mining	0.5
Commercial Services & Supplies	0.5
Trading Companies & Distributors	0.5
Household Products	0.5

Building Products	0.4%
Real Estate Management & Development	0.4
Auto Components	0.4
Personal Products	0.4
Wireless Telecommunication Services	0.4
Energy Equipment & Services	0.3
Household Durables	0.3
Media	0.3
Containers & Packaging	0.3
Consumer Finance	0.2
Independent Power & Renewable Electricity Producers	0.2
Air Freight & Logistics	0.2
Construction & Engineering	0.2
Gas Utilities	0.1
Communications Equipment	0.1
Health Care Technology	0.1
Construction Materials	0.1
Leisure Products	0.1
Diversified Consumer Services	0.1
Paper & Forest Products	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Thrifts & Mortgage Finance	0.1
Water Utilities	0.0	*
Airlines	0.0	*
Transportation Infrastructure	0.0	*
Retail	0.0	*

	103.7
Options Written	(0.0	)*
Liabilities in excess of other assets	(3.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$114,642	*	—	$—
Equity contracts	Due from/to broker-variation margin futures	58,540	*	Due from/to broker-variation margin futures	1,956,005	*
Equity contracts		—		Options written outstanding, at value	6,424
Interest rate contracts	Due from/to broker-variation margin futures	578	*	Due from/to broker-variation margin futures	309,877	*

		$173,760			$2,272,306

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$(1,707,113)
Equity contracts	14,603	(56,865,306)	—	—
Foreign exchange contracts	—	—	(31,953)	—
Interest rate contracts	—	(18,896,851)	—	—

Total	$14,603	$(75,762,157)	$(31,953)	$(1,707,113)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$(167,257)
Equity contracts	7,945	(7,961,562)	—	—
Foreign exchange contracts	—	—	(6,764)	—
Interest rate contracts	—	(666,321)	—	—

Total	$7,945	$(8,627,883)	$(6,764)	$(167,257)

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Written (1)	$ 3,909
Futures Contracts - Long Positions (1)	304,715,575
Futures Contracts - Short Positions (1)	800,217
Forward Foreign Currency Exchange Contracts - Purchased (2)	747,867
Forward Foreign Currency Exchange Contracts - Sold (2)	676,976
Credit Default Swap Agreements - Sell Protection (1)	95,560,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:
Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$66,325,378	$(66,325,378)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
GSI	$—	$(6,424)	$(6,424)	$—	$(6,424)

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $66,325,378:
Unaffiliated investments (cost $1,456,918,872)	$1,424,640,706
Affiliated investments (cost $439,633,548)	442,335,454
Foreign currency, at value (cost $1,709,667)	1,710,554
Cash	36,219
Receivable for investments sold	29,972,442
Dividends and interest receivable	1,870,984
Tax reclaim receivable	1,785,716
Receivable for Portfolio shares sold	1,141,018
Receivable from affiliate	9,139
Prepaid expenses and other assets	302,719

Total Assets	1,903,804,951

LIABILITIES
Payable to broker for collateral for securities on loan	68,289,661
Payable for investments purchased	31,902,645
Payable to affiliate	828,108
Due to broker-variation margin futures	672,805
Accrued expenses and other liabilities	612,335
Management fee payable	590,946
Foreign capital gains tax liability accrued	303,101
Due to broker-variation margin swaps	234,317
Distribution fee payable	61,980
Options written outstanding, at value (premiums received $14,369)	6,424
Trustees’ fees payable	1,390
Affiliated transfer agent fee payable	537

Total Liabilities	103,504,249

NET ASSETS	$1,800,300,702

Net assets were comprised of:
Partners’ Equity	$1,800,300,702

Net asset value and redemption price per share, $1,800,300,702 / 105,199,771 outstanding shares of beneficial interest	$17.11

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $2,186,323 foreign withholding tax, of which $226,367 is reimbursable by an affiliate)	$35,227,860
Affiliated dividend income	5,921,742
Interest income	5,767,407
Income from securities lending, net (including affiliated income of $185,765)	379,453

Total income	47,296,462

EXPENSES
Management fee	18,351,433
Distribution fee	6,475,599
Custodian and accounting fees	518,391
Trustees’ fees	49,180
Legal fees and expenses	49,136
Audit fee	26,850
Shareholders’ reports	14,390
Transfer agent’s fees and expenses (including affiliated expense of $3,104)	7,927
Miscellaneous	125,075

Total expenses	25,617,981
Less: Fee waiver and/or expense reimbursement	(255,842)

Net expenses	25,362,139

NET INVESTMENT INCOME (LOSS)	21,934,323

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $13,035) (net of foreign capital gains taxes $(239,920))	(19,293,280)
In-kind transactions(1)	(16,356,140)
Futures transactions	(75,762,157)
Forward currency contract transactions	(31,953)
Options written transactions	14,603
Swap agreements transactions	(1,707,113)
Foreign currency transactions	(766,689)

(113,902,729)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,706,632) (net of change in foreign capital gains taxes $128,541)	(608,956,854)
Futures	(8,627,883)
Forward currency contracts	(6,764)
Options written	7,945
Swap agreements	(167,257)
Foreign currencies	(85,425)

(617,836,238)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(731,738,967)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(709,804,644)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$21,934,323	$11,285,555
Net realized gain (loss) on investment and foreign currency transactions	(113,902,729)	516,510,165
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(617,836,238)	(12,749,939)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(709,804,644)	515,045,781

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [85,959,974 and 237,014 shares, respectively]	1,480,882,694	4,525,558
Portfolio shares purchased [154,960,627 and 12,531,656 shares, respectively]	(2,600,868,168)	(249,181,419)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,119,985,474)	(244,655,861)

TOTAL INCREASE (DECREASE)	(1,829,790,118)	270,389,920
NET ASSETS:
Beginning of year	3,630,090,820	3,359,700,900

End of year	$1,800,300,702	$3,630,090,820

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$20.84	$18.01	$15.84	$12.70		$13.75

Income (Loss) From Investment Operations:
Net investment income (loss)	0.15	0.06	0.08	0.18		0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.88)	2.77	2.09	2.96		(1.22)

Total from investment operations	(3.73)	2.83	2.17	3.14		(1.05)

Capital Contributions	—	—	—	—	(b)(c)	—	(b)(c)

Net Asset Value, end of year	$17.11	$20.84	$18.01	$15.84		$12.70

Total Return(d)	(17.90)%	15.71%	13.70%	24.72	%(e)	(7.64	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,800	$3,630	$3,360	$2,950		$1,619
Average net assets (in millions)	$2,590	$3,578	$2,672	$2,460		$1,753
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.98%	0.97%	0.99%	0.99%		1.01%
Expenses before waivers and/or expense reimbursement	0.99%	0.98%	1.00%	1.00%		1.02%
Net investment income (loss)	0.85%	0.32%	0.54%	1.23%		1.23%
Portfolio turnover rate(g)	219%	147%	171%	69%		83%

(a)	Calculated based on average shares outstanding during the year.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A298

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2022 consisted of 60 separate portfolios. The information presented in these financial statements pertains only to the 7 portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios have the following investment objective(s):

Portfolio	Investment Objective(s)
AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies “)	Long-term capital appreciation
AST BlackRock Global Strategies Portfolio (“BlackRock Global Strategies”)	High total return consistent with a moderate level of risk
AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance
AST J.P. Morgan Global Thematic Portfolio (“J.P. Morgan Global Thematic”)	Capital appreciation consistent with its specified level of risk tolerance
AST J.P. Morgan Tactical Preservation Portfolio (“J.P. Morgan Tactical Preservation”)	Maximize return compared to the benchmark through security selection and tactical asset allocation
AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities
AST T. Rowe Price Growth Opportunities Portfolio (“T. Rowe Price Growth Opportunities”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities

2. Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services —Investment Companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

B1

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has approved the Portfolios’ valuation policies and procedures for security valuation and designated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Portfolio investments. Pursuant to the Board’s oversight, the Investment Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

B2

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is

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realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised. Certain Portfolios entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Financial/Commodity Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

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Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a

B5

defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Floating Rate and other Loans: Certain Portfolios invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Portfolios acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and

B6

costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: Certain fixed income Portfolios invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeit their eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

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Mortgage Dollar Rolls: Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged the firms referenced in the below table as subadvisers for their respective Portfolios. Subadvisory fees are paid by the Investment Manager out of the management fee that it receives from the Portfolios.

Portfolio	Subadviser(s)

Academic Strategies

Until December 8, 2022: First Quadrant, L.P.; Jennison Associates LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.); J.P. Morgan Investment Management, Inc. (“J.P. Morgan”); Massachusetts Financial Services Company (“MFS”); Morgan Stanley Investment Management, Inc.; PGIM Fixed Income (a business unit of PGIM, Inc.); PGIM Limited (an indirect, wholly-owned subsidiary of PGIM); PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”) (a wholly-owned subsidiary of PGIM, Inc.); PGIM Real Estate (a business unit of PGIM, Inc.); Effective December 9, 2022: Systematica Investments Limited, acting as general partner of Systematica Investments LP; Wellington Management Company, LLP (“Wellington”); Western Asset Management Company Limited; Western Asset Management Company, LLC

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Portfolio	Subadviser(s)
BlackRock Global Strategies	BlackRock Financial Management, Inc.; BlackRock International Limited
Capital Growth Asset Allocation

ClearBridge Investments, LLC; Jennison (a wholly-owned subsidiary of PGIM, Inc.); J.P. Morgan; MFS; PGIM Fixed Income (a business unit of PGIM, Inc.); PGIM Limited (an indirect, wholly-owned subsidiary of PGIM); PGIM Quantitative Solutions (a wholly-owned subsidiary of PGIM, Inc.); Wellington

J.P. Morgan Global Thematic	J.P. Morgan
J.P. Morgan Tactical Preservation	J.P. Morgan
T. Rowe Price Asset Allocation	T. Rowe Price Associates, Inc.; T. Rowe Price International, Ltd.
T. Rowe Price Growth Opportunities	T. Rowe Price Associates, Inc.; T. Rowe Price International Ltd.; T. Rowe Price Japan, Inc.; T. Rowe Price Hong Kong Limited

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Fees and/or expenses waived and/or reimbursed by the Investment Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Investment Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements

Academic Strategies^	0.9325% first $300 million;	0.83%	0.78%
	0.9225% on next $200 million;
	0.9125% on next $250 million;
	0.9025% on next $2.5 billion;
	0.8925% on next $2.75 billion;
	0.8625% on next $4 billion;
	0.8425% on next $2.5 billion;
	0.8225% on next $2.5 billion;
	0.8025% on next $5 billion;
	0.7825% on next $5 billion;
	0.7625% on next $5 billion;
	0.7425% on next $5 billion;
	0.7225% on next $5 billion;
	0.7025% in excess of $40 billion

BlackRock Global Strategies	0.7825% first $300 million;	0.76%	0.74%
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion

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Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements

Capital Growth Asset Allocation^	0.7325% first $300 million;	0.63%	0.53%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% on next $2.5 billion;
	0.6225% on next $2.5 billion;
	0.6025% on next $5 billion;
	0.5825% on next $5 billion;
	0.5625% on next $5 billion;
	0.5425% on next $5 billion;
	0.5225% on next $5 billion;
	0.5025% in excess of $40 billion

J.P. Morgan Global Thematic	0.7825% first $300 million;	0.76%	0.75%
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion

J.P. Morgan Tactical Preservation	0.7825% first $300 million; 0.7725% on next $200 million;	0.76%	0.64%
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion

T. Rowe Price Asset Allocation	0.6825% first $300 million;	0.62%	0.61%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% on next $2.5 billion:
	0.5725% on next $2.5 billion;
	0.5525% on next $5 billion;
	0.5325% in excess of $20 billion

T. Rowe Price Growth Opportunities	0.7325% first $300 million; 0.7225% on next $200 million;	0.71%	0.70%
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion

Portfolio	Fee Waivers and/or Expense Limitations
Academic Strategies	contractually waive 0.02% through June 30, 2023; contractually waive 0.0002% through June 30, 2023; contractually limit expenses to 1.13% through June 30, 2023**
BlackRock Global Strategies	contractually waive 0.0249% through June 30, 2023

B10

Portfolio	Fee Waivers and/or Expense Limitations

Capital Growth Asset Allocation	contractually waive 0.02% through June 30, 2023; effective February 12, 2022, contractually waive 0.0002% through June 30, 2023; contractually limit expenses to 0.89% through June 30, 2023**
J.P Morgan Global Thematic*	effective November 1, 2022, contractually waive 0.048% through June 30, 2024
J.P. Morgan Tactical Preservation	contractually limit expenses to 0.91% through June 30, 2023
T. Rowe Price Asset Allocation	contractually waive 0.0101% through June 30, 2022; effective July 1, 2022, contractually waive 0.0092% through June 30, 2023; contractually limit expenses to 0.92% through June 30, 2023
T. Rowe Price Growth Opportunities	contractually waive 0.0104% through June 30, 2022; effective July 1, 2022, contractually waive 0.0091% through June 30, 2023

^	Management fees are calculated based on an aggregation of net assets of Academic Strategies, Balanced Asset Allocation, Capital Growth Asset Allocation and Preservation Asset Allocation.

*

The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Fund Fees and Expenses” exceed 0.23% of the Portfolio’s average daily net assets.

**

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust and Funds of other affiliated investment companies due to the Portfolio’s investment in any such portfolios/funds. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser.

The Trust, on behalf of the Portfolios, has entered into an agreement with PAD, which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio. The 12b-1 fee is waived for the assets of Academic Strategies and Capital Growth Asset Allocation that are invested in other Portfolios. Also, for assets that are invested in other Portfolios, the 12b-1 fee is waived for the assets of Franklin 85/15 Diversified Allocation and J.P. Morgan Tactical Preservation. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2022, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Academic Strategies	$3,304

B11

Portfolio	Amount

Capital Growth Asset Allocation	$28,512
J.P. Morgan Global Thematic	22,489
J.P. Morgan Tactical Preservation	23,257
T. Rowe Price Asset Allocation	19,466

AST Investment Services, Inc., Jennison, PAD, PGIM Investments, PGIM, Inc. and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent and shareholder servicing agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, certain Portfolios changed their overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended December 31, 2022, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)

Academic Strategies	$217,793	$—	$—
BlackRock Global Strategies	12,104,740	20,645,554	752,140
Capital Growth Asset Allocation	426,718	—	—
T. Rowe Price Asset Allocation	2,607,069	—	—

b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (RICs). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign

B12

tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2022 Payments

Academic Strategies	$241,884
BlackRock Global Strategies	91,732
Capital Growth Asset Allocation	695,331
J.P. Morgan Global Thematic	99,576
J.P. Morgan Tactical Preservation	339,219
T. Rowe Price Asset Allocation	636,755
T. Rowe Price Growth Opportunities	226,367

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2022 Payments

Academic Strategies	$159,723
BlackRock Global Strategies	97,233
Capital Growth Asset Allocation	387,375
J.P. Morgan Global Thematic	201,752
J.P. Morgan Tactical Preservation	77,386
T. Rowe Price Asset Allocation	1,001,031
T. Rowe Price Growth Opportunities	220,477

Subsequent to the fiscal year ended December 31, 2022, J.P. Morgan Global Thematic received $422,806 in voluntary payments from Prudential related to European Union (EU) Withholding Tax Reclaims.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended December 31, 2022, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Academic Strategies	$1,851,069,468	$2,570,044,855
BlackRock Global Strategies	2,438,408,940	2,744,867,167
Capital Growth Asset Allocation	6,199,065,133	7,477,512,782
J.P. Morgan Global Thematic	2,519,943,092	2,842,909,766
J.P. Morgan Tactical Preservation	4,770,653,000	4,878,285,961
T. Rowe Price Asset Allocation	23,254,797,102	23,770,084,320
T. Rowe Price Growth Opportunities	4,774,443,961	5,497,639,621

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2022, is presented as follows:

B13

Academic Strategies

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Fund(wd):

AST ClearBridge Dividend Growth Portfolio*(1)
$ 40,136,285	$1,400,000	$17,050,000	$(8,740,744)	$5,176,742	$20,922,283	776,337	$—

AST Emerging Markets Equity Portfolio*(1)
32,865,811	1,100,000	19,275,000	(7,387,555)	1,748,606	9,051,862	1,125,853	$—

AST Goldman Sachs Small-Cap Value Portfolio*(1)
12,107,687	—	11,384,956	(4,506,470)	3,783,739	—	—	—

AST High Yield Portfolio*(1)
17,288,312	6,300,000	4,500,000	(2,403,271)	(120,576)	16,564,465	1,507,231	—

AST PGIM Fixed Income Central Portfolio*(1)
—	179,190,709	61,500,000	(2,001,018)	(1,481,685)	114,208,006	11,606,505	—

AST Small-Cap Growth Opportunities Portfolio*(1)
11,690,360	400,000	10,749,858	(1,393,642)	53,140	—	—	—

AST Small-Cap Growth Portfolio*(1)
9,497,934	10,099,857	4,200,000	(4,916,490)	128,858	10,610,159	178,023	—

AST Small-Cap Value Portfolio*(1)
11,998,356	11,684,957	10,530,000	(5,111,218)	2,708,129	10,750,224	322,733	—

AST T. Rowe Price Natural Resources Portfolio*(1)
13,139,009	550,001	2,500,000	344,923	281,251	11,815,184	408,547	—

AST Western Asset Emerging Markets Debt Portfolio*(1)
16,966,321	1,220,000	10,000,000	(641,060)	(2,192,890)	5,352,371	501,628	—
$165,690,075	$211,945,524	$151,689,814	$(36,756,545)	$10,085,314	$199,274,554		$—

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
661,151,650	2,857,721,754	3,183,189,351	—	—	335,684,053	335,684,053	7,193,515

PGIM Institutional Money Market Fund(1)(b)(wd)
98,630,358	2,539,326,408	2,566,478,715	7,787	(45,092)	71,440,746	71,476,484	303,218	(2)
$759,782,008	$5,397,048,162	$5,749,668,066	$7,787	$(45,092)	$407,124,799		$7,496,733
$925,472,083	$5,608,993,686	$5,901,357,880	$(36,748,758)	$10,040,222	$606,399,353		$7,496,733

BlackRock Global Strategies

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$533,608,244	$1,550,246,768	$2,001,669,240	$—	$—	$82,185,772	82,185,772	$7,484,176

PGIM Institutional Money Market Fund(1)(b)(wa)
101,037,191	627,327,935	728,377,361	—	12,235	—	—	114,469	(2)
$634,645,435	$2,177,574,703	$2,730,046,601	$—	$12,235	$82,185,772		$7,598,645

B14

Capital Growth Asset Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Fund(wd):

AST ClearBridge Dividend Growth Portfolio*(1)
$ 347,784,027	$1,505,000	$61,270,000	$(46,592,072)	$19,576,536	$261,003,491	9,684,731	$—

AST Emerging Markets Equity Portfolio*(1)
55,376,806	—	43,225,000	(5,463,105)	1,312,259	8,000,960	995,144	—

AST Goldman Sachs Small-Cap Value Portfolio*(1)
119,619,245	—	111,949,388	(41,738,253)	34,068,396	—	—	—

AST High Yield Portfolio*(1)
63,221,305	—	45,860,000	(6,285,006)	1,754,914	12,831,213	1,167,535	—

AST Jennison Large-Cap Growth Portfolio*(1)
157,265,567	—	124,084,505	(34,065,778)	884,716	—	—	—

AST Large-Cap Growth Portfolio*(1)
150,163,306	432,100,913	54,214,997	(96,728,169)	(1,353,507)	429,967,546	8,519,270	—

AST Large-Cap Value Portfolio*(1)
124,215,621	115,808,399	41,130,000	19,923,505	10,143,081	228,960,606	5,252,595	—

AST MFS Growth Portfolio*(1)
174,877,075	—	137,963,988	(38,369,920)	1,456,833	—	—	—

AST MFS Large-Cap Value Portfolio*(1)
160,477,812	—	117,503,399	(43,491,877)	517,464	—	—	—

AST PGIM Fixed Income Central Portfolio*(1)
—	863,031,928	99,000,000	(14,036,373)	(2,579,545)	747,416,010	75,956,912	—

AST Small-Cap Growth Opportunities Portfolio*(1)
123,244,395	9,400,000	102,671,906	(34,708,259)	4,735,770	—	—	—

AST Small-Cap Growth Portfolio*(1)
125,994,514	96,431,906	28,160,000	(44,848,229)	6,690,140	156,108,331	2,619,267	—

AST Small-Cap Value Portfolio*(1)
120,390,152	111,474,389	51,505,000	(39,249,429)	16,178,867	157,288,979	4,721,975	—

AST T. Rowe Price Natural Resources Portfolio*(1)
127,815,717	—	89,015,000	(9,926,480)	9,539,203	38,413,440	1,328,266	—

AST Western Asset Emerging Markets Debt Portfolio*(1)
41,430,721	—	28,940,001	(1,543,413)	(3,205,310)	7,741,997	725,585	—
$1,891,876,263	$1,629,752,535	$1,136,493,184	$(437,122,858)	$99,719,817	$2,047,732,573		$—

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
2,882,240,930	6,245,907,727	7,341,558,928	—	—	1,786,589,729	1,786,589,729	36,860,682

PGIM Institutional Money Market Fund(1)(b)(wd)
107,471,292	1,016,303,198	981,652,060	38,010	25,356	142,185,796	142,256,925	255,134	(2)
$2,989,712,222	$7,262,210,925	$8,323,210,988	$38,010	$25,356	$1,928,775,525		$37,115,816
$4,881,588,485	$8,891,963,460	$9,459,704,172	$(437,084,848)	$99,745,173	$3,976,508,098		$37,115,816

B15

J.P. Morgan Global Thematic

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Fund(wd):

AST J.P. Morgan Fixed Income Central Portfolio*(1)
$ —	$390,515,082	$—	$—	$—	$390,515,082	39,051,508	$—

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
286,156,871	2,312,776,269	2,126,973,188	—	—	471,959,952	471,959,952	9,078,180

PGIM Institutional Money Market Fund(1)(b)(wd)
98,593,154	684,636,311	733,401,213	13,020	11,318	49,852,590	49,877,529	151,462	(2)
$ 384,750,025	$2,997,412,580	$2,860,374,401	$13,020	$11,318	$521,812,542		$9,229,642
$ 384,750,025	$3,387,927,662	$2,860,374,401	$13,020	$11,318	$912,327,624		$9,229,642

J.P. Morgan Tactical Preservation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Fund(wd):

AST J.P. Morgan Fixed Income Central Portfolio*(1)
$ —	$1,166,509,376	$—	$—	$—	$1,166,509,376	116,650,938	$—

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
457,242,578	3,421,065,003	3,315,538,564	—	1	562,769,018	562,769,018	12,840,917

PGIM Institutional Money Market Fund(1)(b)(wd)
163,423,626	1,031,907,558	1,167,831,922	11,983	(5,051)	27,506,194	27,519,955	206,111	(2)
$ 620,666,204	$4,452,972,561	$4,483,370,486	$11,983	$(5,050)	$590,275,212		$13,047,028
$ 620,666,204	$5,619,481,937	$4,483,370,486	$11,983	$(5,050)	$1,756,784,588		$13,047,028

T. Rowe Price Asset Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Fund(wd):

AST T.Rowe Price Fixed Income Central Portfolio*(1)
$ —	$1,830,700,000	$10,000	$50,449,569	$329	$1,881,139,898	182,990,262	$—

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
3,280,394,253	7,505,155,086	8,729,873,758	—	—	2,055,675,581	2,055,675,581	41,736,671

PGIM Institutional Money Market Fund(1)(b)(wd)
950,227,879	5,772,053,122	5,890,359,790	190,658	138,171	832,250,040	832,666,373	1,808,446	(2)
$4,230,622,132	$13,277,208,208	$14,620,233,548	$190,658	$138,171	$2,887,925,621		$43,545,117
$4,230,622,132	$15,107,908,208	$14,620,243,548	$50,640,227	$138,500	$4,769,065,519		$43,545,117

B16

T. Rowe Price Growth Opportunities

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Fund(wd):

AST T.Rowe Price Fixed Income Central Portfolio*(1)
$ —	$139,300,000	$10,000	$2,685,489	$329	$141,975,818	13,810,877	$—
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
576,635,335	2,890,458,098	3,235,293,256	—	—	231,800,177	231,800,177	5,921,742

PGIM Institutional Money Market Fund(1)(b)(wd)
97,237,913	520,259,549	548,971,852	21,143	12,706	68,559,459	68,593,755	185,765	(2)
$673,873,248	$3,410,717,647	$3,784,265,108	$21,143	$12,706	$300,359,636		$6,107,507
$673,873,248	$3,550,017,647	$3,784,275,108	$2,706,632	$13,035	$442,335,454		$6,107,507

*	Non-income producing security.
(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2022 are subject to such review.

7. Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

B17

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Portfolios did not utilize the SCA during the year ended December 31, 2022.

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2022, all Portfolios offer only a single share class to investors.

As of December 31, 2022, the following number of shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

Portfolio	Number of Shares	Percentage of Outstanding Shares

Academic Strategies	99,730,871	65.6%
BlackRock Global Strategies	101,518,993	96.5
Capital Growth Asset Allocation	310,984,981	71.3
J.P. Morgan Global Thematic	95,056,364	83.6
J.P. Morgan Tactical Preservation	103,609,020	77.7
T. Rowe Price Asset Allocation	314,296,821	84.1
T. Rowe Price Growth Opportunities	105,199,771	100.0

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares

Affiliated:
Academic Strategies	2	65.5%
BlackRock Global Strategies	2	96.5
Capital Growth Asset Allocation	2	71.2
J.P. Morgan Global Thematic	2	83.6
J.P. Morgan Tactical Preservation	2	77.7
T. Rowe Price Asset Allocation	2	84.1
T. Rowe Price Growth Opportunities	2	100.0
Unaffiliated:
Academic Strategies	1	34.4
BlackRock Global Strategies	—	—
Capital Growth Asset Allocation	1	28.7
J.P. Morgan Global Thematic	1	16.4
J.P. Morgan Tactical Preservation	1	22.2
T. Rowe Price Asset Allocation	1	15.9
T. Rowe Price Growth Opportunities	—	—

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9. Purchases & Redemption In-kind

As of the close of business on June 10, 2022, Capital Growth Asset Allocation settled the purchase into the AST Large-Cap Growth Portfolio (“Large-Cap Growth”) by delivering portfolio securities and other assets in the amount of $127,767,421 in exchange for 2,414,350 shares of the Large-Cap Growth.

As of the close of business on June 27, 2022, Academic Strategies Asset Allocation and Capital Growth Asset Allocation settled the purchase into theAST PGIM Fixed Income Central Portfolio (“ PGIM Fixed Income Central”) by delivering portfolio securities and other assets in exchange for shares of the PGIM Fixed Income Central. The following table is a summary of the value of such securities and other assets that were transferred in-kind along with the shares received.

Portfolio	Securities Market Value and Other Assets	Shares Received
Academic Strategies	$133,190,709	13,319,071
Capital Growth Asset Allocation	709,531,927	70,953,193

As of the close of business on October 26, 2022, T. Rowe Price Asset Allocation and T. Rowe Price Growth Opportunites settled the purchase into AST T. Rowe Price Fixed Income Central Portfolio (“T. Rowe Price Fixed Income Central”) by delivering portfolio securities and other assets in exchange for shares of T. Rowe Price Fixed Income Central. The following table is a summary of the value of such securities and other assets that were transferred in-kind along with the shares received:

Portfolio	Securities Market Value and Other Assets	Shares Received
T. Rowe Price Asset Allocation	$1,810,700,000	181,070,000
T. Rowe Price Growth Opportunities	109,300,000	10,930,000

	$1,920,000,000	192,000,000

As of the close of business on November 29, 2022, J.P. Morgan Global Thematic and J.P. Morgan Tactical Preservation settled the purchase into AST J.P. Morgan Fixed Income Central Portfolio (“J.P. Morgan Fixed Income Central”) by delivering portfolio securities and other assets in exchange for shares of J.P. Morgan Fixed Income Central. The following table is a summary of the value of such securities and other assets that were transferred in-kind along with the shares received:

Portfolio	Securities Market Value and Other Assets	Shares Received
J.P. Morgan Global Thematic	$390,515,062	39,051,506
J.P. Morgan Tactical Preservation	1,166,509,356	116,650,936

	$1,557,024,418	155,702,442

For U.S. GAAP purposes, the securities and other assets transferred were recorded at fair value, and the historical cost basis of the assets transferred was not carried forward to the Portfolios.

10. Risks of Investing in the Portfolios

Each Portfolio’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Risks	Academic Strategies	BlackRock Global Strategies	Capital Growth Asset Allocation	J.P. Morgan Global Thematic
Asset Allocation	X	–	X	–
Asset-Backed and/or Mortgage-Backed Securities	X	X	X	X
Asset Transfer Program	X	X	X	X
Bank Loan Investments	X	–	X	–
Blend Style	X	X	X	X
Commodity	X	X	–	X
Covenant-Lite	X	–	X	–
Derivatives	X	X	X	X

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Risks	Academic Strategies	BlackRock Global Strategies	Capital Growth Asset Allocation	J.P. Morgan Global Thematic
Economic and Market Events	X	X	X	X
Emerging Markets	–	X	–	X
Equity Securities	X	X	X	X
Exchange-Traded Funds (ETF)	X	X	X	X
Exchange-Traded Notes	X	–	–	–
Expense	X	X	X	X
Fixed Income Securities	X	X	X	X
Foreign Custody	–	–	–	X
Foreign Investment	X	X	X	X
Fund of Funds	X	–	X	X
High Yield	X	X	X	X
Investment Style	–	–	–	–
Large Company	–	–	–	–
Leverage	X	–	–	–
Liquidity Allocation	–	–	X	X
Liquidity and Valuation	X	X	X	X
Market and Management	X	X	X	X
Market Capitalization	–	–	–	–
Participation Notes (P-Notes)	–	–	–	X
Portfolio Turnover	X	X	–	–
Quantitative Model	X	–	–	–
Real Asset	–	–	–	–
Real Estate	X	X	–	X
Redemption	–	–	–	–
Regulatory	X	X	X	X
Restricted Securities	X	–	–	–
Short Sale	X	–	–	–
Sovereign Debt Securities	X	–	–	–

Risks	J.P. Morgan Tactical Preservation	T. Rowe Price Asset Allocation	T. Rowe Price Growth Opportunities
Asset Allocation	–	X	X
Asset-Backed and/or Mortgage-Backed Securities	X	X	X
Asset Transfer Program	X	X	X
Bank Loan Investments	–	–	–
Blend Style	X	X	X
Commodity	–	–	–
Covenant-Lite	–	–	–
Derivatives	X	X	X
Economic and Market Events	X	X	X
Emerging Markets	X	X	X
Equity Securities	X	X	X
Exchange-Traded Funds (ETF)	X	X	X
Exchange-Traded Notes	–	–	–
Expense	X	X	X
Fixed Income Securities	X	X	X

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Risks	J.P. Morgan Tactical Preservation	T. Rowe Price Asset Allocation	T. Rowe Price Growth Opportunities
Foreign Custody	X	–	–
Foreign Investment	X	X	X
Fund of Funds	–	–	–
High Yield	X	X	X
Investment Style	–	–	X
Large Company	–	X	X
Leverage	X	–	–
Liquidity Allocation	X	X	X
Liquidity and Valuation	X	X	X
Market and Management	X	X	X
Market Capitalization	–	X	X
Participation Notes (P-Notes)	–	–	–
Portfolio Turnover	–	–	–
Quantitative Model	–	–	–
Real Asset	–	X	–
Real Estate	X	–	X
Redemption	–	–	–
Regulatory	X	X	X
Restricted Securities	–	–	–
Short Sale	X	–	–
Sovereign Debt Securities	–	–	–
Treasury Inflation-Protected Securities (TIPS)	–	X	–

Asset Allocation Risk: The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. Additionally, both equity and fixed income securities may decline in value. Any given investment strategy may fail to produce the intended results, and a Portfolio’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk: Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

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Bank Loan Investments Risk: The Portfolio’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio’s access to collateral, if any, may be limited by bankruptcy laws. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.

Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Commodity Risk: The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.

Correlation Risk: The effectiveness of the Portfolio’s equity index option overlay strategy may be reduced if the Portfolio’s equity portfolio holdings do not sufficiently correlate to that of the index underlying its option positions.

Covenant-Lite Risk: Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.

Economic and Market Events Risk: Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and

B22

fixed income markets could adversely affect issuers worldwide. In addition, it remains uncertain that governmental entities will intervene in response to market disturbances, and the effect of any such future intervention cannot be predicted.

Emerging Markets Risk: The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk: An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Exchange-Traded Notes Risk: Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Portfolio to the risk that an ETN’s issuer may be unable to pay. In addition, the Portfolio will bear its proportionate share of the fees and expenses of the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.

Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Foreign Custody Risk: If a Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each, a Subcustodian). Some foreign Subcustodians may be recently organized or new to the foreign custody business. In some countries, Subcustodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Portfolio’s ability to recover its assets if a Subcustodian enters bankruptcy or if other disputes or proceedings arise related to a Portfolio’s assets. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries and a Portfolio may be limited in its ability to enforce contractual rights or obligations.

B23

Foreign Investment Risk: Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.

Fund of Funds Risk: In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.

High Yield Risk: Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Investment Style Risk: Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Large Company Risk: Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Leverage Risk: Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.

Liquidity Allocation Risk: The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Market Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

B24

Participation Notes (P-Notes) Risk: The Portfolio may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security’s direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.

Portfolio Turnover Risk: A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Quantitative Model Risk: The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of their investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance.

Real Asset Risk: Investments in real asset industries and commodities may subject the Portfolio to greater volatility than investments in traditional securities. The Portfolio’s investments in real asset industries and commodities may lose value as a result of adverse changes in, among other things, exploration and production spending, tax laws and government regulations, natural forces, global economic cycles, and international politics.

Real Estate Risk: Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Redemption Risk: A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission, and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Restricted Securities Risk: The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be classified as illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.

Short Sale Risk: A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Sovereign Debt Securities Risk: Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.

Treasury Inflation-Protected Securities (TIPS) Risk: TIPS are fixed income securities issued by the US government, the principal amounts of which are periodically adjusted based upon changes in the rate of inflation. Inflation-protected debt securities, like TIPS, tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security

B25

falls when real interest rates rise, and rises when real interest rates fall. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses. TIPs are subject to inflation and deflation risk.

11. Reorganization

On September 10, 2020, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST Goldman Sachs Multi-Asset Portfolio (“Goldman Sachs Multi-Asset”) (the “Merged Portfolio”) for shares of J.P. Morgan Tactical Preservation (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio. Shareholders approved the Plan at a meeting on January 7, 2021 and the reorganization took place at the close of business on February 19, 2021.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
Goldman Sachs Multi-Asset	$2,699,888,204	$2,443,753,464

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on February 19, 2021:

Merged Portfolio		Shares
Goldman Sachs Multi-Asset		169,056,979
Acquiring Portfolio	Shares	Value
J.P. Morgan Tactical Preservation	120,759,358	$2,868,034,747

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Unrealized Appreciation on Investments	Net Assets
Goldman Sachs Multi-Asset	$256,134,740	$2,868,034,747
Acquiring Portfolio		Net Assets
J.P. Morgan Tactical Preservation		$2,311,214,553

Assuming the acquisition had been completed on January 1, 2021, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2021 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
J.P. Morgan Tactical Preservation	$29,238,046	$349,792,237	$379,030,283

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2021) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: Goldman Sachs Multi-Asset $1,250,709.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2021) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolio pre-merger as follows: Goldman Sachs Multi-Asset $66,280,537.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been

B26

included in the Acquiring Portfolio’s Statement of Operations since February 19, 2021.

On March 10, 2021, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST Fidelity Institutional AM® Quantitative Portfolio (“Fidelity Institutional AM® Quantitative”) (the “Merged Portfolio”) for shares of T. Rowe Price Asset Allocation (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio, respectively. Shareholders approved the Plan at a meeting on September 9, 2021 and the reorganization took place at the close of business on October 15, 2021.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
Fidelity Institutional AM® Quantitative	$4,361,945,981	$3,815,892,782

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on October 15, 2021:

Merged Portfolio		Shares
Fidelity Institutional AM® Quantitative		238,083,913
Acquiring Portfolio	Shares	Value
T. Rowe Price Asset Allocation	112,509,601	$4,657,897,485

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Unrealized Appreciation on Investments	Net Assets
Fidelity Institutional AM® Quantitative	$546,053,199	$4,657,897,485
Acquiring Portfolio		Net Assets
T. Rowe Price Asset Allocation		$15,132,174,737

Assuming the acquisition had been completed on January 1, 2021, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2021 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
T. Rowe Price Asset Allocation	$179,975,903	$2,146,974,620	$2,326,950,523

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2021) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: Fidelity Institutional AM® Quantitative $35,401,059.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2021) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolio pre-merger as follows: Fidelity Institutional AM® Quantitative $402,563,765.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since October 15, 2021.

B27

12. Subsequent Events

On September 19-20, 2022, the Board approved the reorganization (the “Reorganization”) of BlackRock Global Strategies (the “Target Portfolio”) into J.P. Morgan Tactical Preservation (the (“Acquiring Portfolio”). The Reorganization was completed at the close of business on January 20, 2023.

On September 19-20, 2022, the Board approved the reorganization (the “Reorganization”) of AST BlackRock 80/20 Target Allocation Portfolio and AST MFS Growth Allocation Portfolio (the “Target Portfolios”) into Capital Growth Asset Allocation (the “Acquiring Portfolio”). The shareholders of the Target Portfolios approved the reorganization at a meeting on January 24, 2023. It is expected that the Reorganization will be completed on or around February 24, 2023.

On September 19-20, 2022, the Board approved the reorganization (the “Reorganization”) of AST Franklin 85/15 Diversified Allocation Portfolio (the “Target Portfolio”) into AST T. Rowe Price Growth Opportunities Portfolio (the “Acquiring Portfolio”). The shareholders of the Target Portfolio approved the reorganization at a meeting on January 24, 2023. It is expected that the Reorganization will be completed on or around February 24, 2023.

B28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST Academic Strategies Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST J.P. Morgan Global Thematic Portfolio, AST J.P. Morgan Tactical Preservation Portfolio, AST T. Rowe Price Asset Allocation Portfolio and AST T. Rowe Price Growth Opportunities Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AST Academic Strategies Asset Allocation Portfolio, AST BlackRock Global Strategies Portfolio, AST Capital Growth Asset Allocation Portfolio, AST J.P. Morgan Global Thematic Portfolio, AST J.P. Morgan Tactical Preservation Portfolio, AST T. Rowe Price Asset Allocation Portfolio and AST T. Rowe Price Growth Opportunities Portfolio (seven of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the three years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of AST BlackRock Global Strategies Portfolio as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 20, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

The financial statements of AST Academic Strategies Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST J.P. Morgan Global Thematic Portfolio, AST J.P. Morgan Tactical Preservation Portfolio, AST T. Rowe Price Asset Allocation Portfolio and AST T. Rowe Price Growth Opportunities Portfolio as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 24, 2023

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

C1

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about the Trustees (or “Board Members”) and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Board Members.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 76

Chief Financial Officer of Grace Church School (Since September 2019); President, Candide Business Advisors, Inc. (Since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013 -2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010 - 2021).

Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 76

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 76

Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Director of Apollo Global Management, Inc. (since 2022); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Formerly Director of the Asia-Pacific Fund, Inc. (2006-2019); formerly Director of Sotheby’s (2014-2019) auction house and art-related finance.	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 76

Trinity Investors (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 76

Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018 – June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

Chairman of the Board of Auxadi Holdco, S.L. (Since February 2022); Non-Executive Director of Auxadi Holdco, S.L (Since November 2020); Non-Executive Director of Stout (Since January 2020); formerly Non-Executive Director of Clyde & Co. (January 2020 – June 2021); Formerly Non-Executive Chairman (September 2019 – January 2021) of Litera Microsystems.

Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 76

Director of ICI Mutual Insurance Company (June 2020 - present; June 2016-June 2019); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

D1

Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 76

Chairman, Chief Executive Officer and President of Sterling Bancorp (Since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018–March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Board Member
Timothy S. Cronin 1965 Number of Portfolios Overseen: 76

Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).

		None.	Since October 2009

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005
Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020
Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since March 2021

D2

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Alina Srodecka, CPA 1966 Assistant Treasurer

Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).

Since June 2017

(a) Excludes Mr. Cronin, an Interested Board Member who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Board Member because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Board Members or Officers. The Independent Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Board Member.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Board Member. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

D3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges, and expenses of the portfolios and on the contracts and should be read carefully.

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling the appropriate phone number listed below and on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov. Additionally, this information is available on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330. Additionally, the Trust makes a complete listing of portfolio holdings as of its first and third calendar quarter-end available on its website listed above.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255. Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

            The Prudential Insurance Company of America

            751 Broad Street

            Newark, NJ 07102-3714

Every year we will send you an updated summary prospectus. We will also send you or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2023 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-D

Advanced Series Trust

ANNUAL REPORT      December 31, 2022

AST J.P. Morgan Fixed Income Central Portfolio AST PGIM Fixed Income Central Portfolio AST Target Maturity Central Portfolio AST T. Rowe Price Fixed Income Central Portfolio

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2022

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments, Financial Statements, and
Financial Highlights

	Glossary	A1
	AST J.P. Morgan Fixed Income Central Portfolio	A2
	AST PGIM Fixed Income Central Portfolio	A28
	AST Target Maturity Central Portfolio	A63
	AST T. Rowe Price Fixed Income Central Portfolio	A85

Section B	Notes to Financial Statements
Section C	Report of Independent Registered Public Accounting Firm
Section D	Information about Board Members and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2022

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin
President,
Advanced Series Trust	January 31, 2023

Market Overview — unaudited	Annual Report	December 31, 2022

Equity Market Overview

Across the majority of asset classes and regions, equities posted losses in 2022. Recession fears—spurred by the highest inflation in decades and aggressive central bank interest-rate hikes—were the main headwinds. Bond markets also suffered as yields spiked and the US Treasury yield curve inverted. Yield inversion is when the yield on a shorter-term bond is higher than a longer-term bond. However, commodities gained as oil and gas prices benefited from supply-chain woes following the onset of Russia’s invasion of Ukraine.

Equities end the year lower

US equity losses were widespread, as the large-cap S&P 500 Index fell 18.10%, the broad-based Russell 3000 Index declined 19.21%, and the tech-heavy Nasdaq Composite Index plummeted 33.10% during the year. Internationally, the MSCI ACWI Ex-US Index, a gauge of stock performance in developed and emerging markets outside the US, slid 15.57%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

Central bank activity dominates market sentiments

The US equity market suffered its worst year since 2008 as the US Federal Reserve (the Fed) aggressively tightened monetary policy in an attempt to lower inflation. The Fed raised its federal funds rate, which began the year at around 0%, seven times throughout 2022 to close the year in a range of 4.25% to 4.50%. The impact of higher rates punished the housing market, as housing starts and building permits declined, largely in response to rising mortgage rates. While inflation remained high for most of 2022, markets cheered by year-end as both the Consumer Price Index and the Personal Consumption Expenditures Price Index had slowed. During the same period, unemployment remained historically low.

Energy prices and the US dollar both posted gains for the year. Oil prices spiked in the first half of 2022, at one point rising above $100 per barrel for the first time since 2014. Supply concerns were exacerbated by Russia’s invasion of Ukraine and resulting sanctions against Russia. The US dollar benefited from rising rates, climbing 7.87% against a basket of developed market currencies.

US stocks swoon as inflation soars

Stocks started 2022 on solid ground, with the S&P 500 hitting a record high in January, but quickly retreated and spent the rest of the year in negative territory. Inflationary pressures reached multi-decade highs and the Fed began raising interest rates, sending markets lower. Geopolitical woes were heightened when Russia invaded Ukraine in February, creating new supply-chain issues. Economic data was disappointing, with US gross domestic product declining in both the first and second quarters.

As inflation increased and central banks worldwide hiked interest rates, equity markets briefly fell into bear market territory, defined as a drop of 20% or more from a recent high. Earnings expectations were revised downward as inflation began to crimp profit margins. Toward the end of 2022, equity markets began to slowly recover as inflation moderated.

Energy sector up, all other sectors down

In 2022, the top-performing sector in the S&P 500 Index was energy, rising 65.72% amid tight supply and rising demand. Other sectors posted negative returns, most significantly communication services (-39.89%) and consumer discretionary (-37.03%).

Tech darlings fall out of favor as value stocks lead

Recession fears drove large-cap technology equities sharply lower in 2022, as investors shifted away from the mega-cap tech stocks that they favored during the COVID-19 pandemic to more economically sensitive value stocks. Worries about slowing earnings growth led value stocks to significantly outperform growth stocks across market capitalizations.

During the year, the Russell 3000 Value Index declined 7.98%, significantly outperforming the Russell 3000 Growth Index, which fell 28.97%. The large-cap Russell 1000 Index fell 19.13%, the Russell Midcap Index slipped 17.32%, and the small-cap Russell 2000 Index dropped 20.44%.

Rising inflation and energy pressures sink international developed stocks

Central banks outside the US also tightened monetary policy in response to rising inflation, including the European Central Bank, which raised rates for the first time in more than 10 years. In addition to inflationary pressures, European markets faced energy-supply issues due to Russia’s invasion of Ukraine. A tax-cutting plan to shore up the economy in the United Kingdom backfired, causing a near collapse of the British pound sterling and requiring central bank intervention. In December, Japan jolted global financial markets when it loosened the tight limits it had been imposing on bond yields.

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, declined 14.45% during the year, and the MSCI Europe Index dropped 15.06%. The MSCI Japan Index dipped 16.65%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2022

Emerging market stocks suffer

A surging US dollar, spiking food and fuel prices, and Russia’s invasion of Ukraine hurt high-risk assets, including emerging market stocks, during 2022. The MSCI Emerging Markets Index declined 20.09%. While many emerging market countries began raising rates before their developed market counterparts, China—the world’s second-largest economy—was forced to trim key rates in response to slowing growth caused by its zero-COVID policy, and its lockdown measures were dropped by the end of the year. The MSCI China Index declined 21.93%.

Fixed Income Market Overview

In response to rampant inflation, central banks hiked interest rates aggressively in 2022, sending bond yields higher and prices significantly lower. Bonds failed to provide a safe haven for investors as carnage spread across most sectors, including government bonds, high yield issues, and emerging-market fixed income.

US Treasury yields increased dramatically during the year, sending the Bloomberg US Aggregate Bond Index lower by 13.01%—one of the worst years ever for US investment-grade fixed income. Bonds issued by the US government and indexed to inflation, or TIPS, declined 11.85%. High yield bonds (i.e., debt rated below investment grade) as measured by the Bloomberg US Corporate High Yield Index, fell 11.19%, outperforming their investment-grade counterparts. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, declined 17.78%. (All returns cited are in US dollars unless stated otherwise.)

Central banks shift gears to fight record-high inflation

Across most of the world, inflationary pressures intensified in 2022, leading central banks to begin tightening monetary policy after injecting aggressive stimulus into their economies in 2020 and 2021. Consumer prices, particularly food and fuel, spiked and remained elevated throughout the year, as inflation rose to a 40-year high in many countries.

The US Federal Reserve raised the federal funds rate seven times in 2022. The rate began the year at around 0% and ended it in a range between 4.25% and 4.50%. While the Bank of England began raising rates in late 2021, the European Central Bank held steadfast until July 2022, when it raised rates for the first time in 11 years. Even Japan, which had kept interest rates below zero since 2016, altered its bond policy in December 2022, allowing 10-year yields to rise.

Labor markets remain robust despite slowing economic growth

Economic growth was uneven during 2022. US gross domestic product declined in the first and second quarters. While growth resumed in the third quarter, it was boosted by the largest rise in real net exports in over 40 years, which many economists do not consider sustainable. However, the labor market remained shielded, as unemployment remained low and hourly earnings steadily increased.

Commodities gain

Crude oil prices rocketed above $100 per barrel following the onset of Russia’s invasion of Ukraine in February. However, gains were muted by year-end as recession fears increased. Further impacting energy prices was the decision by the Organization of the Petroleum Exporting Countries and its major allies to cut oil production in the fall, as well as efforts to cap the price of Russian oil.

Falling bond prices lead to yield curve inversion

Longer-term US Treasuries were one of the worst-performing sectors of the bond market in 2022, as the Bloomberg US 10+ Year Corporate Index dropped 25.62%, significantly underperforming its 1-5 year counterpart, which fell 5.56%.

The impact of rising rates sent bond prices lower across the spectrum. However, the negative impact was particularly strong for longer-dated debt, resulting in an inversion in Treasury yields. The 10-year US Treasury yield began the year at 1.51% and spiked over 4% before ending the year at 3.88%. Meanwhile, the shorter-dated 2-year Treasury note traded at around 4.42% at year-end. Yield inversion has been a historical harbinger of a recession.

Rising dollar pressures emerging market bonds

Emerging-market central banks began tightening monetary policy in early 2021, nearly a full year before the Fed, in their battle against surging food and fuel costs. However, Russia’s invasion of Ukraine increased pricing pressures further, and the surging US dollar—which had one of its best performances in years—threatened many emerging economies by making foreign debt payments more difficult.

AST PGIM Fixed Income Central Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	Since Inception
Portfolio	-1.60%
Bloomberg US Aggregate Bond Index	-2.97

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 06/27/2022. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST PGIM Fixed Income Central Portfolio returned -1.60%. The Portfolio outperformed the Bloomberg US Aggregate Bond Index.

What were market conditions during the reporting period?

A shift in fundamentals—most notably, high inflation—drove a repricing of markets from the Portfolio’s inception on June 27, 2022, through December 31, 2022 (the reporting period). Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in 2022—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve inverted in July 2022. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.09% at the Portfolio’s inception, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 3.21% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 130 bps since the Portfolio’s inception.

After widening sharply in the first half of 2022 amid concerns about central bank tightening, a hard economic landing, and Russia’s invasion of Ukraine, credit spreads tightened during the latter part of 2022 but remained notably wider than where they began the year. US investment-grade corporate spreads tightened into year-end as earnings remained solid, and the last two monthly Consumer Price Index prints showed some tentative signs that inflation was turning lower. US high yield bond spreads tightened from their June wides amid easing inflation concerns, limited new supply, better-than-feared earnings, and a large stretch of retail inflows. Securitized credit spreads, including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS), also widened. The emerging markets sector exhibited resilience in the last half of 2022, posting positive total returns in the fourth quarter of the reporting period as spreads tightened from their year-to-date wides. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, individual issue selection and sector allocation both contributed to the Portfolio’s outperformance. Within sector allocation, overweights relative to the benchmark index in investment-grade corporate bonds, emerging markets debt, asset-backed securities, and CMBS, along with an underweight to MBS, contributed to the Portfolio’s performance. Strong security selection was highlighted by positioning in CMBS, non-agency MBS, and emerging markets debt. This was partially offset by selection in US Treasuries and MBS, which detracted from returns. Within credit, the Portfolio benefited from positions in foreign non-corporate bonds, gaming/lodging/leisure, and aerospace & defense. Selection in telecom, media & entertainment, and real estate investment trusts detracted from the Portfolio’s performance. The combined impact of the Portfolio’s duration and yield curve strategies contributed to performance for the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST PGIM Fixed Income Central Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

During the reporting period, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST PGIM Fixed Income Central (As of 12/31/2022)

Credit Quality	% of Total Investments
AAA	51.3%

AA	2.3%
A	11.7%

BBB	24.7%
BB	5.1%

B	0.5%
CCC	0.3%

NR	3.8%
Cash/Cash Equivalents	0.3%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Target Maturity Central Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	Since Inception
Portfolio	-4.80%
Bloomberg US Aggregate Bond Index	-3.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 04/25/2022. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2022, the AST Target Maturity Central Portfolio returned -4.80%. The Portfolio underperformed the Bloomberg US Aggregate Bond Index.

What were market conditions during the reporting period?

A shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets from the Portfolio’s inception on April 25, 2022, through December 31, 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in 2022—confirmed to markets that the US Federal Reserve was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in July 2022. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.11% at the Portfolio’s inception, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 2.83% and ended it at 3.88%. Meanwhile, the yield on the two-year Treasury note ended the reporting period at 4.42%, a rise of 170 bps since the Portfolio’s inception.

US investment-grade corporate spreads widened significantly in the reporting period as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of the reporting period as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads, including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS), also widened. The emerging markets sector posted negative total returns and spreads widened in the reporting period as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, security selection and sector allocation were the main drivers of the Portfolio’s underperformance. Within security selection, positioning in US Treasuries, investment-grade corporate bonds, and MBS were the largest detractors. This was partially offset by selection in CMBS, municipal bonds, and CLOs, which contributed to the Portfolio’s performance. Within sector allocation, overweights relative to the benchmark index in CLOs and CMBS, along with underweights to investment-grade corporate bonds and emerging markets debt, detracted from the Portfolio’s performance. This was partially offset by an underweight to MBS and an overweight to asset-backed securities, which contributed to the Portfolio’s performance. Within credit, selection in gaming/lodging/leisure, real estate investment trusts, and telecom contributed to the Portfolio’s performance. Selection in banking,

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Target Maturity Central Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

technology, and electric utilities detracted from the Portfolio’s performance. The combined impact of the Portfolio’s duration and yield curve strategies also detracted from the Portfolio’s performance for the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

During the reporting period, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Target Maturity Central (As of 12/31/2022)

Credit Quality	% of Total Investments
AAA	67.4%

AA	3.6%
A	13.3%

BBB	15.6%
NR	0.3%

Cash/Cash Equivalents	-0.2%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

Advanced Series Trust	December 31, 2022
Benchmark Glossary — unaudited

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

Bloomberg US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

Advanced Series Trust	December 31, 2022
Fees and Expenses — unaudited

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST J.P. Morgan Fixed Income Central	Actual**	$1,000.00	$1,000.00	0.02%	$0.02

	Hypothetical	$1,000.00	$1,025.10	0.02%	$0.10

AST PGIM Fixed Income Central	Actual	$1,000.00	$ 977.20	0.02%	$0.10

	Hypothetical	$1,000.00	$1,025.10	0.02%	$0.10

AST Target Maturity Central	Actual	$1,000.00	$ 969.50	0.04%	$0.20

	Hypothetical	$1,000.00	$1,025.00	0.04%	$0.20

AST T. Rowe Price Fixed Income Central	Actual***	$1,000.00	$1,028.00	0.02%	$0.03

	Hypothetical	$1,000.00	$1,025.12	0.02%	$0.09

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2022, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

** “Actual” expenses for AST J.P. Morgan Fixed Income Central Portfolio are calculated using the 32-day period ended December 31, 2022 due to the Portfolio’s commencement of operations on November 29, 2022.

*** “Actual” expenses for AST T. Rowe Price Fixed Income Central Portfolio are calculated using the 66-day period ended December 31, 2022 due to the Portfolio’s commencement of operations on October 26, 2022.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

CAD  Canadian Dollar

EUR  Euro

GBP  British Pound

USD  US Dollar

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ABS — Asset-Backed Security

Aces — Alternative Credit Enhancements Securities

BABs — Build America Bonds

BNP — BNP Paribas S.A.

CDX — Credit Derivative Index

CLO — Collateralized Loan Obligation

CMT — Constant Maturity Treasury

EMTN — Euro Medium Term Note

EURIBOR — Euro Interbank Offered Rate

FHLMC — Federal Home Loan Mortgage Corporation

FREMF — Freddie Mac Mortgage Trust

GMTN — Global Medium Term Note

GS — Goldman Sachs & Co. LLC

ING — ING Financial Markets LLC

IO — Interest Only (Principal amount represents notional)

JPS — J.P. Morgan Securities LLC

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

MASTR — Morgan Stanley Structured Asset Security

MSC — Morgan Stanley & Co. LLC

MSI — Morgan Stanley & Co International PLC

MTN — Medium Term Note

OTC — Over-the-counter

PIK — Payment-in-Kind

PO — Principal Only

Q — Quarterly payment frequency for swaps

REITs — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

SOFR — Secured Overnight Financing Rate

SONIA — Sterling Overnight Index Average

STRIPs — Separate Trading of Registered Interest and Principal of Securities

TBA — To Be Announced

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 96.0%
ASSET-BACKED SECURITIES — 0.9%
Automobiles — 0.8%
Santander Drive Auto Receivables Trust,
Series 2020-03, Class D
1.640%	11/16/26	7,400	$7,094,484
Santander Revolving Auto Loan Trust,
Series 2019-A, Class A, 144A
2.510%	01/26/32	2,290	2,157,442
Series 2019-A, Class D, 144A
3.450%	01/26/32	3,225	2,932,454

			12,184,380

Other — 0.0%
CF Hippolyta Issuer LLC,
Series 2021-01A, Class B1, 144A
1.980%	03/15/61	590	491,835

Student Loans — 0.1%
Edsouth Indenture No. 05 LLC,
Series 2014-01, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.000%)
5.089%(c)	02/25/39	511	502,733
Edsouth Indenture No. 06 LLC,
Series 2014-02, Class A, 144A, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
5.069%(c)	05/25/39	819	791,215
Edsouth Indenture No. 10 LLC,
Series 2015-02, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.389%(c)	12/25/56	419	419,498
South Carolina Student Loan Corp.,
Series 2014-01, Class A1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
5.119%(c)	05/01/30	49	48,690

			1,762,136

TOTAL ASSET-BACKED SECURITIES (cost $14,381,223)			14,438,351

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.0%
Citigroup Commercial Mortgage Trust,
Series 2021-PRM02, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
5.268%(c)	10/15/36	5,940	5,715,316
Commercial Mortgage Trust,
Series 2017-COR02, Class C
4.588%(cc)	09/10/50	650	549,335
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	1,200	1,078,078
CSAIL Commercial Mortgage Trust,
Series 2018-CX11, Class A4
3.766%	04/15/51	5,380	5,006,688
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41	2,580	2,049,147
Fannie Mae-Aces,
Series 2020-M39, Class X1, IO
1.984%(cc)	07/25/30	2,326	196,554

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-M50, Class A1
0.670%	10/25/30	41	$38,139
Series 2020-M50, Class X1, IO
1.892%(cc)	10/25/30	398	29,393
Series 2021-M03, Class X1, IO
1.943%(cc)	11/25/33	356	31,801
FREMF Mortgage Trust,
Series 2015-K45, Class C, 144A
3.610%(cc)	04/25/48	3,165	2,994,397
Series 2015-K48, Class B, 144A
3.646%(cc)	08/25/48	1,985	1,886,977
Series 2018-K80, Class C, 144A
4.231%(cc)	08/25/50	3,000	2,707,961
GS Mortgage Securities Corp. II,
Series 2018-GS10, Class A5
4.155%(cc)	07/10/51	2,976	2,801,510
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class A, 144A, 1 Month LIBOR + 0.801% (Cap N/A, Floor 0.801%)
5.119%(c)	04/15/38	1,900	1,842,652
SREIT Trust,
Series 2021-MFP, Class A, 144A, 1 Month LIBOR + 0.731% (Cap N/A, Floor 0.731%)
5.049%(c)	11/15/38	2,985	2,870,833
Velocity Commercial Capital Loan Trust,
Series 2016-01, Class M7, 144A
8.622%(cc)	04/25/46	67	63,953
Series 2017-02, Class M4, 144A
5.000%(cc)	11/25/47	32	25,389
Series 2018-02, Class M2, 144A
4.510%(cc)	10/26/48	48	40,889
Series 2018-02, Class M3, 144A
4.720%(cc)	10/26/48	50	41,427
Series 2018-02, Class M4, 144A
5.320%(cc)	10/26/48	42	33,866
Series 2019-02, Class M1, 144A
3.260%(cc)	07/25/49	39	35,370
Wells Fargo Commercial Mortgage Trust,
Series 2017-RC01, Class D, 144A
3.250%	01/15/60	500	359,429

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $30,335,418)			30,399,104

CORPORATE BONDS — 25.7%
Aerospace & Defense — 0.5%
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.400%	04/15/30	824	723,322
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26	568	516,267
3.250%	02/01/35	436	331,129
3.450%	11/01/28	260	233,110
3.950%	08/01/59	848	569,223
5.805%	05/01/50	294	273,538

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
4.400%	06/15/28	655	$630,140
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
4.500%	05/15/36	508	483,950
5.250%	01/15/33	1,060	1,095,879
5.700%	11/15/54	275	291,634
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
1.900%	09/01/31	577	452,460
2.375%	03/15/32(a)	1,015	822,847
3.125%	07/01/50	279	196,540
3.750%	11/01/46	146	113,687
4.050%	05/04/47	309	253,388
4.125%	11/16/28	1,444	1,383,827

			8,370,941

Agriculture — 0.5%
Altria Group, Inc.,
Gtd. Notes
2.450%	02/04/32	197	148,569
3.400%	02/04/41	1,254	832,113
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27	659	600,077
4.390%	08/15/37	1,861	1,447,216
BAT International Finance PLC (United Kingdom),
Gtd. Notes
4.448%	03/16/28	853	788,288
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.125%	07/26/24	293	280,340
3.500%	07/26/26	647	591,843
JT International Financial Services BV (Japan),
Gtd. Notes, 144A
6.875%	10/24/32	590	627,326
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.100%	05/01/30	1,288	1,042,849
3.875%	08/21/42	254	193,215
5.625%	11/17/29	780	794,391
5.750%	11/17/32	570	583,015

			7,929,242

Airlines — 0.2%
Air Canada 2015-2 Class AA Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.750%	06/15/29	113	99,470
Air Canada 2017-1 Class A Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.550%	07/15/31	183	142,953
Air Canada 2017-1 Class B Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.700%	07/15/27	368	335,553

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
Air Canada 2020-2 Class B Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
9.000%	04/01/27	361		$358,146
American Airlines 2016-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.100%	07/15/29	436		355,071
American Airlines 2021-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.950%	01/11/32	185		147,921
British Airways 2018-1 Class A Pass-Through Trust (United Kingdom),
Pass-Through Certificates, 144A
4.125%	03/20/33	149		125,268
JetBlue 2019-1 Class B Pass-Through Trust,
Pass-Through Certificates
8.000%	11/15/27	1,248		1,218,301
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27	—	(r)	1
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.300%	02/15/27	245		228,334
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30	780		663,060

				3,674,078

Auto Manufacturers — 0.1%
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25	167		163,111
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
2.350%	01/08/31	1,005		759,056
2.400%	10/15/28	139		115,638
Kia Motors Corp. (South Korea),
Sr. Unsec’d. Notes, 144A
3.250%	04/21/26	200		183,718

				1,221,523

Banks — 8.5%
ABN AMRO Bank NV (Netherlands),
Sub. Notes, 144A
3.324%(ff)	03/13/37	800		577,305
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A, MTN
4.263%(ff)	04/10/25	576		557,047
Banco Bilbao Vizcaya Argentaria SA (Spain),
Sr. Unsec’d. Notes
1.125%	09/18/25	400		357,535
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
0.701%(ff)	06/30/24	1,400		1,362,060
1.722%(ff)	09/14/27	400		341,479
2.746%	05/28/25	400		374,143
5.147%	08/18/25	1,400		1,386,985
5.294%	08/18/27	800		780,149

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Bank of America Corp.,
Sr. Unsec’d. Notes
2.299%(ff)	07/21/32	1,709	$1,315,682
2.551%(ff)	02/04/28	768	682,051
2.572%(ff)	10/20/32	963	755,430
2.687%(ff)	04/22/32	314	251,223
4.827%(ff)	07/22/26	702	694,131
5.015%(ff)	07/22/33	270	256,171
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	1,541	1,184,791
1.922%(ff)	10/24/31	1,557	1,188,470
2.676%(ff)	06/19/41	291	196,607
2.884%(ff)	10/22/30	2,658	2,232,738
3.705%(ff)	04/24/28	1,200	1,112,085
3.824%(ff)	01/20/28	3,570	3,332,775
3.974%(ff)	02/07/30	152	138,073
Sr. Unsec’d. Notes, Series N
1.658%(ff)	03/11/27	1,139	1,006,509
2.651%(ff)	03/11/32	277	221,777
Bank of Ireland Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A
6.253%(ff)	09/16/26	670	664,674
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, Series H, MTN
4.700%	09/14/27	1,004	993,549
Bank of Nova Scotia (The) (Canada),
Jr. Sub. Notes, Series 2
3.625%(ff)	10/27/81	361	263,530
Sub. Notes
4.588%(ff)	05/04/37	402	341,457
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.852%(ff)	05/07/26	922	855,261
3.932%(ff)	05/07/25	560	543,703
5.304%(ff)	08/09/26	1,888	1,873,031
7.385%(ff)	11/02/28	600	625,964
7.437%(ff)	11/02/33	250	262,006
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
1.652%(ff)	10/06/26	2,502	2,217,472
2.375%	01/14/25	1,110	1,033,512
Sub. Notes, 144A
5.150%	07/21/24	814	795,994
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.014%(ff)	01/25/26	1,508	1,396,380
2.572%(ff)	06/03/31	1,261	1,019,975
2.976%(ff)	11/05/30	3,789	3,184,928
3.520%(ff)	10/27/28	246	224,050
3.668%(ff)	07/24/28	800	734,744
3.980%(ff)	03/20/30	296	267,296
4.658%(ff)	05/24/28	618	597,537
5.610%(ff)	09/29/26	1,332	1,335,675
Sub. Notes
4.125%	07/25/28	232	216,296
4.600%	03/09/26	260	255,839

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Commonwealth Bank of Australia (Australia),
Sub. Notes, 144A
2.688%	03/11/31	861	$663,650
3.784%	03/14/32	405	331,323
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
3.750%	07/21/26	470	442,451
Sr. Unsec’d. Notes, 144A
3.649%(ff)	04/06/28	680	625,876
Credit Agricole SA (France),
Jr. Sub. Notes, 144A
8.125%(ff)	12/23/25(oo)	379	383,264
Sr. Unsec’d. Notes, 144A, MTN
1.907%(ff)	06/16/26	1,114	1,015,682
3.250%	10/04/24	474	456,592
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.593%(ff)	09/11/25	669	593,812
4.207%(ff)	06/12/24	1,429	1,395,779
9.016%(ff)	11/15/33	1,370	1,408,495
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
1.621%(ff)	09/11/26	275	241,498
4.298%(ff)	04/01/28	836	768,513
5.375%	01/12/24	328	326,289
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.129%(ff)	11/24/26	610	537,761
2.222%(ff)	09/18/24	764	738,466
2.311%(ff)	11/16/27	1,754	1,486,575
DNB Bank ASA (Norway),
Sr. Unsec’d. Notes, 144A
5.896%(ff)	10/09/26	1,430	1,434,086
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.431%(ff)	03/09/27	854	747,210
1.542%(ff)	09/10/27	3,853	3,328,619
1.757%(ff)	01/24/25	1,053	1,007,744
1.948%(ff)	10/21/27	617	538,469
2.383%(ff)	07/21/32	245	189,923
2.640%(ff)	02/24/28	1,287	1,145,084
3.615%(ff)	03/15/28	1,814	1,684,268
3.814%(ff)	04/23/29	1,015	923,437
4.017%(ff)	10/31/38	950	779,157
4.387%(ff)	06/15/27	121	116,670
4.482%(ff)	08/23/28	1,234	1,180,338
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
0.976%(ff)	05/24/25	615	570,209
1.645%(ff)	04/18/26	749	676,256
2.206%(ff)	08/17/29	1,492	1,203,901
2.251%(ff)	11/22/27	991	860,397
2.999%(ff)	03/10/26	939	881,097
3.803%(ff)	03/11/25	325	316,958
3.950%(ff)	05/18/24	1,130	1,121,539
4.041%(ff)	03/13/28	810	745,953
4.292%(ff)	09/12/26	755	721,010

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
4.755%(ff)	06/09/28	1,005	$950,077
5.210%(ff)	08/11/28	1,350	1,302,112
5.402%(ff)	08/11/33	343	317,356
7.336%(ff)	11/03/26(a)	2,015	2,091,530
7.390%(ff)	11/03/28	1,220	1,281,980
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
4.017%(ff)	03/28/28	210	195,554
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
7.000%	11/21/25	541	550,868
Sub. Notes, 144A
4.198%(ff)	06/01/32	200	148,162
4.950%(ff)	06/01/42	317	203,457
KeyBank NA,
Sr. Unsec’d. Notes
0.423%(ff)	01/03/24	1,210	1,202,168
Macquarie Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
1.340%(ff)	01/12/27(a)	330	287,037
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 1.350%
6.074%(c)	03/27/24	125	124,994
Sr. Unsec’d. Notes, 144A, MTN
1.935%(ff)	04/14/28	705	593,636
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
1.538%(ff)	07/20/27	1,382	1,200,719
1.640%(ff)	10/13/27	350	302,490
5.017%(ff)	07/20/28	1,446	1,411,763
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.226%(ff)	05/25/26	848	780,404
Morgan Stanley,
Sr. Unsec’d. Notes
0.985%(ff)	12/10/26	259	227,299
1.593%(ff)	05/04/27	2,493	2,188,546
3.737%(ff)	04/24/24	232	230,635
4.210%(ff)	04/20/28	1,314	1,248,094
6.296%(ff)	10/18/28	945	974,106
Sr. Unsec’d. Notes, SOFR + 0.625%
4.579%(c)	01/24/25	2,000	1,969,938
Sr. Unsec’d. Notes, GMTN
1.512%(ff)	07/20/27	373	323,933
2.239%(ff)	07/21/32	204	156,299
2.699%(ff)	01/22/31	1,748	1,446,608
Sr. Unsec’d. Notes, MTN
1.164%(ff)	10/21/25(a)	750	690,096
1.794%(ff)	02/13/32	783	586,897
1.928%(ff)	04/28/32	381	287,861
2.511%(ff)	10/20/32	370	289,187
2.802%(ff)	01/25/52	423	262,691
Sub. Notes
2.484%(ff)	09/16/36	1,117	814,778
National Australia Bank Ltd. (Australia),
Sub. Notes, 144A, MTN
2.332%	08/21/30	455	346,514
3.933%(ff)	08/02/34	565	475,402

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.269%(ff)	03/22/25	2,015	$1,966,101
7.472%(ff)	11/10/26	1,860	1,947,208
Nordea Bank Abp (Finland),
Sr. Unsec’d. Notes, 144A
4.750%	09/22/25	1,850	1,832,314
Sub. Notes, 144A
4.625%(ff)	09/13/33	883	810,160
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes
6.000%	11/01/27	905	941,650
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.089%(ff)	03/15/25	2,940	2,745,656
6.833%(ff)	11/21/26	1,650	1,672,478
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26	1,394	1,213,541
2.625%	10/16/24	380	359,843
2.797%(ff)	01/19/28	2,716	2,371,020
Sr. Unsec’d. Notes, 144A, MTN
1.792%(ff)	06/09/27(a)	972	836,397
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.819%(ff)	01/30/26	1,350	1,257,174
7.767%(ff)	11/16/28	1,140	1,206,886
State Street Corp.,
Sr. Unsec’d. Notes
5.820%(ff)	11/04/28	425	439,032
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.040%	07/16/29	265	229,939
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27	2,113	1,847,974
2.746%(ff)	02/11/33	875	674,617
4.125%	09/24/25	523	510,157
4.488%(ff)	05/12/26	260	254,278
4.490%(ff)	08/05/25	2,441	2,404,437
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
1.982%(ff)	06/03/27	320	273,315
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
0.805%(ff)	05/19/25	2,200	2,059,771
2.393%(ff)	06/02/28	1,382	1,218,809
2.406%(ff)	10/30/25	891	843,766
3.350%(ff)	03/02/33	705	592,849
3.526%(ff)	03/24/28	292	270,707
3.584%(ff)	05/22/28	864	800,321
4.808%(ff)	07/25/28	2,057	2,005,225
4.897%(ff)	07/25/33	931	881,667
Westpac Banking Corp. (Australia),
Sub. Notes
2.668%(ff)	11/15/35	453	336,824
3.020%(ff)	11/18/36	577	427,531

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
4.110%(ff)	07/24/34	203	$174,045

			132,465,323

Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36	1,844	1,738,473
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
4.000%	01/17/43	386	320,992
4.700%	02/01/36	266	250,760
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.375%	04/15/38	667	599,665
4.600%	04/15/48	121	106,512
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.375%	03/15/31	540	422,578
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.875%	05/01/30	1,250	1,062,435
Diageo Capital PLC (United Kingdom),
Gtd. Notes
5.300%	10/24/27	387	396,444
5.500%	01/24/33	310	323,771
Fomento Economico Mexicano SAB de CV (Mexico),
Sr. Unsec’d. Notes
3.500%	01/16/50	518	358,585
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.200%	05/01/30	937	815,405
Pernod Ricard International Finance LLC,
Gtd. Notes, 144A
1.625%	04/01/31	862	662,060

			7,057,680

Biotechnology — 0.3%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.450%	02/21/30	463	390,694
2.800%	08/15/41	307	213,094
3.000%	01/15/52	387	248,745
3.150%	02/21/40	470	347,076
4.200%	03/01/33	593	550,283
4.200%	02/22/52	314	252,100
Biogen, Inc.,
Sr. Unsec’d. Notes
2.250%	05/01/30	163	132,480
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/40	656	459,657
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
1.750%	09/15/30	1,771	1,371,170

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology (cont’d.)
Royalty Pharma PLC,
Gtd. Notes
3.350%	09/02/51	552	$338,555

			4,303,854

Chemicals — 0.1%
Albemarle Corp.,
Sr. Unsec’d. Notes
5.050%	06/01/32	144	135,709
Celanese US Holdings LLC,
Gtd. Notes
6.050%	03/15/25	391	389,890
CF Industries, Inc.,
Gtd. Notes
5.150%	03/15/34	820	774,909
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
5.950%	11/07/25	311	317,114

			1,617,622

Commercial Services — 0.3%
DP World Crescent Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.750%	01/30/30	270	248,282
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.900%	05/15/30	1,177	965,835
3.200%	08/15/29	658	561,676
5.950%	08/15/52	215	195,372
S&P Global, Inc.,
Gtd. Notes, 144A
2.900%	03/01/32	624	532,404
4.250%	05/01/29	503	480,029
Triton Container International Ltd. (Bermuda),
Gtd. Notes, 144A
1.150%	06/07/24	837	773,336
Trustees of Boston University,
Sec’d. Notes, Series EE
3.173%	10/01/50	570	386,245
University of Chicago (The),
Unsec’d. Notes
3.000%	10/01/52	664	468,387
5.420%	10/01/30	145	146,803
University of Miami,
Sr. Unsec’d. Notes, Series 2022
4.063%	04/01/52	280	229,896

			4,988,265

Computers — 0.3%
Apple, Inc.,
Sr. Unsec’d. Notes
2.375%	02/08/41	295	208,733
2.650%	05/11/50	859	571,252
2.700%	08/05/51	445	297,177
2.800%	02/08/61	534	342,641
2.950%	09/11/49	165	117,823
3.950%	08/08/52	357	304,852

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (cont’d.)
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
3.375%	12/15/41	196	$131,636
Sr. Unsec’d. Notes
5.300%	10/01/29	1,711	1,670,044
Leidos, Inc.,
Gtd. Notes
2.300%	02/15/31	626	479,059

			4,123,217

Cosmetics/Personal Care — 0.0%
GSK Consumer Healthcare Capital US LLC,
Gtd. Notes
3.375%	03/24/27	703	655,003

Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26(a)	413	360,842
3.875%	01/23/28	220	196,471
4.875%	01/16/24	300	296,966
6.500%	07/15/25	264	265,995
Air Lease Corp.,
Sr. Unsec’d. Notes, GMTN
3.750%	06/01/26	309	289,475
Sr. Unsec’d. Notes, MTN
2.875%	01/15/26	152	140,741
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
1.950%	01/30/26	624	543,605
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.950%	07/01/24	641	613,528
4.250%	04/15/26	1,239	1,123,711
4.375%	05/01/26	765	693,959
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.636%(ff)	03/03/26	797	747,270
3.273%(ff)	03/01/30	1,052	901,471
GTP Acquisition Partners I LLC,
Sr. Sec’d. Notes, 144A
3.482%	06/15/50	380	353,983
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
4.950%	06/15/52(a)	291	270,017
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
1.851%	07/16/25	715	650,372
Pine Street Trust I,
Sr. Unsec’d. Notes, 144A
4.572%	02/15/29	585	542,681
Visa, Inc.,
Sr. Unsec’d. Notes
2.700%	04/15/40	573	433,995

			8,425,082

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric — 3.4%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
4.700%	05/15/32	279	$267,276
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes, Series N
2.750%	08/15/51	285	181,441
AES Corp. (The),
Sr. Unsec’d. Notes
1.375%	01/15/26	268	238,795
Sr. Unsec’d. Notes, 144A
3.300%	07/15/25	925	875,099
3.950%	07/15/30	367	323,543
Alexander Funding Trust,
Sr. Sec’d. Notes, 144A
1.841%	11/15/23	2,065	1,951,750
Alfa Desarrollo SpA (Chile),
Sr. Sec’d. Notes, 144A
4.550%	09/27/51	322	244,585
Ameren Corp.,
Sr. Unsec’d. Notes
1.750%	03/15/28	786	666,712
Ameren Illinois Co.,
First Mortgage
5.900%	12/01/52	75	82,494
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
2.300%	03/01/30	167	136,717
5.950%	11/01/32	425	444,060
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
2.650%	01/15/32(a)	520	427,645
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes, 144A
4.600%	05/01/53	145	127,499
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
2.950%	03/01/30	279	239,831
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
4.677%	02/09/51	670	434,788
Commonwealth Edison Co.,
First Mortgage, Series 130
3.125%	03/15/51	346	241,121
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
6.150%	11/15/52	340	368,566
Constellation Energy Generation LLC,
Sr. Unsec’d. Notes
5.600%	06/15/42(a)	681	656,085
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28	885	843,767
Duke Energy Carolinas LLC,
First Ref. Mortgage
4.000%	09/30/42	341	281,875

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Duke Energy Florida LLC,
First Mortgage
1.750%	06/15/30	387	$308,359
2.400%	12/15/31	1,457	1,186,452
3.400%	10/01/46	237	170,577
Duke Energy Indiana LLC,
First Mortgage
2.750%	04/01/50	1,163	733,331
Duke Energy Progress LLC,
First Mortgage
2.900%	08/15/51	241	158,775
3.400%	04/01/32	282	249,540
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
3.616%	08/01/27	207	184,368
EDP Finance BV (Portugal),
Gtd. Notes, 144A
6.300%	10/11/27	310	317,846
Sr. Unsec’d. Notes, 144A
1.710%	01/24/28	1,681	1,381,854
Emera US Finance LP (Canada),
Gtd. Notes
2.639%	06/15/31	500	390,318
3.550%	06/15/26	412	386,900
4.750%	06/15/46	316	246,330
Emera, Inc. (Canada),
Jr. Sub. Notes, Series 16-A
6.750%(ff)	06/15/76	823	788,113
Enel Finance International NV (Italy),
Gtd. Notes, 144A
1.875%	07/12/28	719	570,728
2.250%	07/12/31	890	648,562
4.750%	05/25/47	200	155,972
Sr. Unsec’d. Notes, 144A
4.625%	06/15/27	1,080	1,020,195
5.000%	06/15/32	1,290	1,161,587
Entergy Louisiana LLC,
First Mortgage
1.600%	12/15/30	377	289,330
2.350%	06/15/32	703	559,408
2.900%	03/15/51	268	173,921
4.950%	01/15/45	1,017	907,574
Entergy Mississippi LLC,
First Mortgage
3.500%	06/01/51	304	220,127
Entergy Texas, Inc.,
First Mortgage
1.500%	09/01/26	369	321,686
1.750%	03/15/31	234	183,184
5.000%	09/15/52	593	544,619
Eversource Energy,
Sr. Unsec’d. Notes
4.600%	07/01/27	912	899,680
Exelon Corp.,
Sr. Unsec’d. Notes
4.050%	04/15/30	147	136,908

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Fells Point Funding Trust,
Sr. Unsec’d. Notes, 144A
3.046%	01/31/27	2,508	$2,284,233
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.550%	04/01/49(a)	1,051	855,547
Florida Power & Light Co.,
First Mortgage
3.800%	12/15/42	213	176,003
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes
3.055%	10/04/26	329	304,435
Indianapolis Power & Light Co.,
First Mortgage, 144A
5.650%	12/01/32	815	835,850
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
2.950%	05/14/30	2,811	2,377,272
4.950%	09/22/27	625	617,448
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
2.750%	03/01/32	215	172,661
4.300%	01/15/26	211	203,657
Massachusetts Electric Co.,
Sr. Unsec’d. Notes, 144A
1.729%	11/24/30	749	562,677
Monongahela Power Co.,
First Mortgage, 144A
3.550%	05/15/27	1,272	1,195,823
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
1.350%	03/15/31	1,839	1,360,385
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.800%	12/05/47	123	94,316
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
5.000%	07/15/32	356	350,353
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
4.278%	12/15/28	600	553,725
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A
3.750%	06/15/24	1,078	1,038,156
Ohio Edison Co.,
Sr. Unsec’d. Notes, 144A
5.500%	01/15/33	320	318,683
Ohio Power Co.,
Sr. Unsec’d. Notes, Series R
2.900%	10/01/51	561	366,847
Pacific Gas & Electric Co.,
First Mortgage
1.700%	11/15/23	692	669,598
2.500%	02/01/31	322	250,350
4.450%	04/15/42	403	300,936
4.500%	07/01/40	867	678,651
4.550%	07/01/30	755	684,412

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
4.600%	06/15/43	226	$171,631
PacifiCorp,
First Mortgage
2.700%	09/15/30	230	197,629
2.900%	06/15/52	700	460,713
3.300%	03/15/51	588	423,873
PECO Energy Co.,
First Mortgage
2.800%	06/15/50	562	371,007
Public Service Co. of Colorado,
First Mortgage
4.300%	03/15/44	476	405,161
First Mortgage, Series 36
2.700%	01/15/51	277	178,668
First Mortgage, Series 39
4.500%	06/01/52	297	266,040
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.050%	08/01/50	194	108,408
2.700%	05/01/50	170	110,680
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
5.850%	11/15/27	1,953	2,011,828
Puget Energy, Inc.,
Sr. Sec’d. Notes
2.379%	06/15/28	387	329,966
San Diego Gas & Electric Co.,
First Mortgage, Series XXX
3.000%	03/15/32	462	395,057
Southern California Edison Co.,
First Mortgage
5.850%	11/01/27	545	562,740
5.950%	11/01/32	745	788,889
First Mortgage, Series 20A
2.950%	02/01/51	129	82,700
First Mortgage, Series A
4.200%	03/01/29	322	306,322
First Ref. Mortgage, Series B
3.650%	03/01/28	511	477,134
First Ref. Mortgage, Series C
3.600%	02/01/45	314	226,026
4.125%	03/01/48	260	207,713
Southern Power Co.,
Sr. Unsec’d. Notes, Series F
4.950%	12/15/46	404	344,269
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series J
3.900%	04/01/45	160	122,136
Tucson Electric Power Co.,
Sr. Unsec’d. Notes
1.500%	08/01/30	323	247,688
Union Electric Co.,
First Mortgage
2.150%	03/15/32	606	478,661
2.950%	03/15/30	534	468,392
3.900%	04/01/52	152	123,381

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.450%	12/15/50	1,175	$700,456
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	1,352	1,297,441
4.300%	07/15/29	831	745,909
4.875%	05/13/24	740	724,617

			52,917,046

Entertainment — 0.2%
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
3.755%	03/15/27	465	419,683
4.279%	03/15/32	2,137	1,761,991
5.050%	03/15/42	1,166	896,655

			3,078,329

Foods — 0.3%
Bimbo Bakeries USA, Inc. (Mexico),
Gtd. Notes, 144A
4.000%	05/17/51	200	151,699
Grupo Bimbo SAB de CV (Mexico),
Gtd. Notes, 144A
4.700%	11/10/47	385	324,916
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	04/01/33	992	941,672
Kraft Heinz Foods Co.,
Gtd. Notes
4.625%	10/01/39	909	798,004
4.875%	10/01/49	325	283,618
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
3.000%	10/15/30	1,885	1,434,663

			3,934,572

Gas — 0.2%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
5.750%	10/15/52	485	509,816
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29	313	269,188
NiSource, Inc.,
Sr. Unsec’d. Notes
2.950%	09/01/29	390	338,774
5.800%	02/01/42	132	124,714
Southern California Gas Co.,
First Mortgage
6.350%	11/15/52	290	319,481
Southern Co. Gas Capital Corp.,
Gtd. Notes
5.150%	09/15/32	1,347	1,323,285
Gtd. Notes, Series 20-A
1.750%	01/15/31	454	346,957

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas (cont’d.)
Gtd. Notes, Series 21A
3.150%	09/30/51	206	$132,931

			3,365,146

Healthcare-Products — 0.1%
Danaher Corp.,
Sr. Unsec’d. Notes
2.800%	12/10/51	297	197,597
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
4.950%	11/21/32	715	727,011

			924,608

Healthcare-Services — 1.1%
Aetna, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/47	1,065	822,767
4.125%	11/15/42	182	149,417
Banner Health,
Unsec’d. Notes
2.338%	01/01/30	563	468,955
Baylor Scott & White Holdings,
Unsec’d. Notes, Series 2021
1.777%	11/15/30	196	153,137
Elevance Health, Inc.,
Sr. Unsec’d. Notes
6.100%	10/15/52	320	344,634
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30	438	376,857
4.125%	06/15/29	1,261	1,151,170
5.375%	02/01/25	603	602,350
5.375%	09/01/26	1,465	1,450,885
5.500%	06/15/47	275	244,635
5.625%	09/01/28	2,126	2,115,721
5.875%	02/15/26	239	240,528
5.875%	02/01/29	277	277,403
Sr. Sec’d. Notes
4.500%	02/15/27	1,153	1,110,050
Iowa Health System,
Unsec’d. Notes, Series 2020
3.665%	02/15/50	794	574,137
New York & Presbyterian Hospital (The),
Unsec’d. Notes
2.256%	08/01/40	268	176,869
OhioHealth Corp.,
Sec’d. Notes
2.297%	11/15/31	910	729,038
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2032
2.044%	01/01/32	1,110	853,198
Roche Holdings, Inc.,
Gtd. Notes, 144A
2.076%	12/13/31	660	535,539
2.607%	12/13/51	874	569,268

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Stanford Health Care,
Unsec’d. Notes, Series 2020
3.310%	08/15/30	220	$195,697
Sutter Health,
Unsec’d. Notes, Series 20A
2.294%	08/15/30	152	122,730
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	05/15/40	656	477,907
2.900%	05/15/50	381	259,669
3.050%	05/15/41	260	195,890
3.250%	05/15/51	372	268,114
3.500%	08/15/39	544	446,119
4.750%	05/15/52	351	325,280
5.350%	02/15/33	540	559,307
5.875%	02/15/53	591	641,673
West Virginia United Health System Obligated Group,
Sec’d. Notes, Series 2020
3.129%	06/01/50	689	439,557

			16,878,501

Home Builders — 0.1%
MDC Holdings, Inc.,
Gtd. Notes
2.500%	01/15/31	1,207	867,790

Insurance — 0.5%
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.850%	10/15/50	425	285,895
2.875%	03/15/32	480	416,382
3.850%	03/15/52	877	707,818
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A
3.650%	04/05/27	565	526,331
Great-West Lifeco Finance 2018 LP (Canada),
Gtd. Notes, 144A
4.047%	05/17/28	211	197,798
Manulife Financial Corp. (Canada),
Sub. Notes
4.061%(ff)	02/24/32	483	438,256
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
4.400%	06/30/27	1,020	990,646
Sr. Sec’d. Notes, 144A
2.950%	04/09/30	429	374,160
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
4.350%	04/30/50	205	153,537
New York Life Global Funding,
Sec’d. Notes, 144A
1.200%	08/07/30	562	430,128
Sr. Sec’d. Notes, 144A
1.850%	08/01/31	597	470,497
New York Life Insurance Co.,
Sub. Notes, 144A
3.750%	05/15/50	398	304,570
4.450%	05/15/69	148	123,330

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.850%	09/30/47	114	$87,378
6.063%	03/30/40	610	623,292
Protective Life Global Funding,
Sec’d. Notes, 144A
4.714%	07/06/27	1,037	1,005,469
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.375%(ff)	09/15/54	176	168,627
6.850%	12/16/39	610	670,600

			7,974,714

Internet — 0.3%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.100%	05/12/31	400	327,371
2.500%	06/03/50	482	305,835
2.700%	06/03/60	211	128,425
3.100%	05/12/51	376	269,433
3.600%	04/13/32	836	766,844
3.875%	08/22/37	732	649,261
3.950%	04/13/52	271	227,031
4.800%	12/05/34	224	224,065
Meta Platforms, Inc.,
Sr. Unsec’d. Notes
3.850%	08/15/32	1,384	1,217,833
Netflix, Inc.,
Sr. Unsec’d. Notes
4.875%	04/15/28	674	654,887
Sr. Unsec’d. Notes, 144A
4.875%	06/15/30(a)	323	302,066

			5,073,051

Investment Companies — 0.1%
Huarong Finance 2019 Co. Ltd. (China),
Gtd. Notes, EMTN
3.750%	05/29/24	290	274,376
Huarong Finance II Co. Ltd. (China),
Gtd. Notes, EMTN
4.625%	06/03/26	340	301,750
4.875%	11/22/26	200	177,663
5.500%	01/16/25	200	188,475

			942,264

Lodging — 0.0%
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series FF
4.625%	06/15/30	585	546,343

Machinery-Diversified — 0.0%
Rockwell Automation, Inc.,
Sr. Unsec’d. Notes
2.800%	08/15/61	220	131,884

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media — 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.250%	01/15/29	1,073	$862,436
3.500%	06/01/41	481	316,315
3.500%	03/01/42	497	321,113
3.700%	04/01/51	623	379,253
3.900%	06/01/52	626	394,832
4.908%	07/23/25	1,251	1,226,856
6.384%	10/23/35	118	115,239
Comcast Corp.,
Gtd. Notes
2.450%	08/15/52	434	256,551
2.650%	02/01/30	516	445,520
2.800%	01/15/51	134	85,390
2.937%	11/01/56	1,643	1,030,532
3.200%	07/15/36	265	214,849
3.300%	02/01/27	365	344,530
3.750%	04/01/40	990	817,405
5.350%	11/15/27(a)	1,420	1,451,425
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
4.800%	02/01/35	352	312,217
Discovery Communications LLC,
Gtd. Notes
3.950%	03/20/28	1,573	1,395,930
4.000%	09/15/55	346	208,450
Paramount Global,
Jr. Sub. Notes
6.375%(ff)	03/30/62	158	128,391
Sr. Unsec’d. Notes
4.200%	05/19/32(a)	547	447,213
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42	223	163,908
Walt Disney Co. (The),
Gtd. Notes
2.650%	01/13/31(a)	670	572,460
3.500%	05/13/40	349	281,446
3.600%	01/13/51	314	240,781

			12,013,042

Mining — 0.2%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
2.625%	09/10/30	200	162,600
3.625%	09/11/24	220	212,273
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes
3.150%	01/14/30	270	237,313
Freeport-McMoRan, Inc.,
Gtd. Notes
4.125%	03/01/28	402	373,213
4.250%	03/01/30	437	398,770
5.250%	09/01/29	1,661	1,601,881

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
2.625%	09/23/31	369	$294,162
2.850%	04/27/31	357	292,690

			3,572,902

Oil & Gas — 0.9%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	1,540	1,252,824
BP Capital Markets America, Inc.,
Gtd. Notes
2.721%	01/12/32	846	708,194
2.772%	11/10/50	891	569,280
2.939%	06/04/51	125	82,528
3.017%	01/16/27	117	109,086
Chevron USA, Inc.,
Gtd. Notes
2.343%	08/12/50	645	403,910
ConocoPhillips Co.,
Gtd. Notes
4.025%	03/15/62	355	283,372
Continental Resources, Inc.,
Gtd. Notes, 144A
2.268%	11/15/26	513	444,885
Coterra Energy, Inc.,
Sr. Unsec’d. Notes
3.900%	05/15/27	389	363,548
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/30	403	376,017
5.600%	07/15/41	196	183,118
5.875%	06/15/28	1,045	1,055,810
Diamondback Energy, Inc.,
Gtd. Notes
3.500%	12/01/29	420	368,468
6.250%	03/15/33	435	441,785
Eni SpA (Italy),
Sr. Unsec’d. Notes, 144A
4.250%	05/09/29	400	370,148
EQT Corp.,
Sr. Unsec’d. Notes
3.900%	10/01/27	477	440,289
7.000%	02/01/30	290	300,409
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
3.095%	08/16/49	894	642,378
4.227%	03/19/40	124	111,607
Ovintiv, Inc.,
Gtd. Notes
6.500%	02/01/38	420	416,335
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.500%	03/13/27	441	400,759
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, 144A, MTN
4.550%	04/21/50	200	176,810

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Phillips 66,
Gtd. Notes
2.150%	12/15/30	609	$487,038
Phillips 66 Co.,
Gtd. Notes, 144A
3.150%	12/15/29(a)	835	728,306
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30	309	242,468
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
3.649%	04/29/31	1,366	1,087,212
Shell International Finance BV (Netherlands),
Gtd. Notes
2.750%	04/06/30	955	839,697
TotalEnergies Capital International SA (France),
Gtd. Notes
2.986%	06/29/41	741	550,971
3.127%	05/29/50	200	141,843

			13,579,095

Oil & Gas Services — 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28	404	377,365

Pharmaceuticals — 0.8%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39	1,741	1,491,026
4.250%	11/21/49	614	516,108
4.450%	05/14/46	451	391,361
4.500%	05/14/35	175	162,917
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
1.375%	08/06/30	639	504,859
4.000%	09/18/42	326	281,951
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40	487	334,279
2.550%	11/13/50	1,129	713,063
3.700%	03/15/52	1,587	1,239,184
Cigna Corp.,
Sr. Unsec’d. Notes
3.400%	03/15/50	311	220,671
CVS Health Corp.,
Sr. Unsec’d. Notes
2.700%	08/21/40	1,059	725,444
3.250%	08/15/29	197	176,244
4.780%	03/25/38	941	862,211
5.125%	07/20/45	203	184,969
CVS Pass-Through Trust,
Pass-Through Certificates, 144A
4.704%	01/10/36	442	404,589
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.750%	12/10/51	967	650,828

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Pfizer, Inc.,
Sr. Unsec’d. Notes
3.450%	03/15/29	766	$721,647
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
2.050%	03/31/30	2,367	1,931,049
5.000%	11/26/28	772	765,141
Zoetis, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30	738	599,202
4.700%	02/01/43	383	346,615

			13,223,358

Pipelines — 1.0%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
4.600%	11/02/47	230	210,781
Cheniere Energy Partners LP,
Gtd. Notes
3.250%	01/31/32	2,042	1,626,475
4.500%	10/01/29	178	160,204
Columbia Pipeline Group, Inc.,
Gtd. Notes
5.800%	06/01/45	260	251,928
Enbridge, Inc. (Canada),
Gtd. Notes, SOFR Index + 0.630%
4.785%(c)	02/16/24	503	499,666
Energy Transfer LP,
Sr. Unsec’d. Notes
2.900%	05/15/25	956	900,754
3.750%	05/15/30	407	358,796
4.150%	09/15/29	486	438,466
4.250%	04/01/24	196	192,454
5.150%	03/15/45	290	240,755
5.750%	02/15/33	665	652,298
Sr. Unsec’d. Notes, Series 20Y
5.800%	06/15/38	370	339,931
Enterprise Products Operating LLC,
Gtd. Notes
3.200%	02/15/52	163	107,568
3.300%	02/15/53	392	261,784
Flex Intermediate Holdco LLC,
Sr. Sec’d. Notes, 144A
3.363%	06/30/31	460	361,923
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A
2.625%	03/31/36	400	320,575
Kinder Morgan, Inc.,
Gtd. Notes
3.250%	08/01/50	356	230,861
4.800%	02/01/33	1,154	1,070,235
MPLX LP,
Sr. Unsec’d. Notes
1.750%	03/01/26	851	759,670
5.500%	02/15/49	198	175,144

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Northern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A
3.400%	10/16/51	325	$220,540
ONEOK, Inc.,
Gtd. Notes
6.100%	11/15/32	544	545,978
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.850%	10/15/23	350	345,083
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	944	887,516
4.500%	05/15/30	1,381	1,282,627
5.000%	03/15/27	814	798,529
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes, 144A
2.900%	03/01/30	218	182,746
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
2.600%	03/15/31	1,367	1,109,172
4.000%	09/15/25	322	312,880

			14,845,339

Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.,
Sr. Unsec’d. Notes
2.750%	01/15/27	984	891,322
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.250%	04/01/28	211	175,478
Corporate Office Properties LP,
Gtd. Notes
2.750%	04/15/31	402	300,929
Crown Castle, Inc.,
Sr. Unsec’d. Notes
3.300%	07/01/30	760	663,962
3.800%	02/15/28	141	131,061
Essex Portfolio LP,
Gtd. Notes
3.000%	01/15/30	224	189,380
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24	682	652,989
National Retail Properties, Inc.,
Sr. Unsec’d. Notes
3.000%	04/15/52	265	161,630
Office Properties Income Trust,
Sr. Unsec’d. Notes
2.650%	06/15/26	715	556,195
Prologis LP,
Sr. Unsec’d. Notes
1.750%	07/01/30	274	216,659
2.125%	10/15/50	117	65,316
Regency Centers LP,
Gtd. Notes
2.950%	09/15/29	811	679,980
3.700%	06/15/30	634	550,549

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
WEA Finance LLC (France),
Gtd. Notes, 144A
2.875%	01/15/27	408	$350,093
Welltower, Inc.,
Sr. Unsec’d. Notes
2.050%	01/15/29	415	337,153
2.750%	01/15/32	347	271,456
3.100%	01/15/30	378	319,161
3.850%	06/15/32	213	181,564
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.400%	02/01/31	433	345,104
2.450%	02/01/32	250	194,515
3.850%	07/15/29	252	226,570

			7,461,066

Retail — 0.3%
7-Eleven, Inc.,
Sr. Unsec’d. Notes, 144A
2.500%	02/10/41	144	94,799
2.800%	02/10/51	540	332,077
AutoNation, Inc.,
Sr. Unsec’d. Notes
4.750%	06/01/30	134	119,911
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
1.875%	09/15/31	531	424,645
2.375%	03/15/51	820	496,208
2.750%	09/15/51	475	314,498
4.950%	09/15/52(a)	481	464,745
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
2.800%	09/15/41	294	200,132
3.650%	04/05/29(a)	791	729,671
3.700%	04/15/46	641	476,392
4.250%	04/01/52	311	249,071
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.700%	02/15/42	268	213,691
Starbucks Corp.,
Sr. Unsec’d. Notes
3.750%	12/01/47	163	124,655
Target Corp.,
Sr. Unsec’d. Notes
4.500%	09/15/32	666	647,587
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
3.875%	04/15/30	465	433,495

			5,321,577

Savings & Loans — 0.1%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A, MTN
3.900%	07/21/25	1,025	983,370

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors — 0.8%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
3.924%	06/01/32(a)	468	$435,920
4.393%	06/01/52	121	107,000
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.500%	01/15/28	1,635	1,490,674
3.875%	01/15/27	1,402	1,325,263
Intel Corp.,
Sr. Unsec’d. Notes
3.250%	11/15/49	954	649,780
4.900%	08/05/52(a)	545	484,188
KLA Corp.,
Sr. Unsec’d. Notes
4.950%	07/15/52	520	488,036
Microchip Technology, Inc.,
Sr. Unsec’d. Notes
0.972%	02/15/24	516	490,567
2.670%	09/01/23	204	199,965
NXP BV/NXP Funding LLC (China),
Gtd. Notes
5.350%	03/01/26	564	562,238
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes
3.400%	05/01/30	549	471,900
3.875%	06/18/26	483	460,510
4.400%	06/01/27	254	242,856
5.000%	01/15/33(a)	1,049	984,334
Qorvo, Inc.,
Gtd. Notes
4.375%	10/15/29(a)	1,078	952,621
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
6.000%	05/20/53	955	1,020,258
TSMC Arizona Corp. (Taiwan),
Gtd. Notes
2.500%	10/25/31	320	262,902
3.875%	04/22/27	687	659,004
TSMC Global Ltd. (Taiwan),
Gtd. Notes, 144A
2.250%	04/23/31	1,556	1,256,330
Xilinx, Inc.,
Gtd. Notes
2.375%	06/01/30	841	707,092

			13,251,438

Software — 0.7%
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
2.500%	09/15/50	1,337	825,292
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
1.850%	02/15/31	790	621,622
2.950%	02/15/51	275	178,838
Microsoft Corp.,
Sr. Unsec’d. Notes
2.675%	06/01/60	152	98,231

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
2.921%	03/17/52	332	$236,544
3.450%	08/08/36	302	268,003
3.700%	08/08/46	411	351,074
Oracle Corp.,
Sr. Unsec’d. Notes
2.300%	03/25/28	476	412,769
2.875%	03/25/31	199	165,097
2.950%	04/01/30	645	550,573
3.600%	04/01/40	1,212	894,972
3.600%	04/01/50	1,195	815,246
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
1.400%	09/15/27	226	191,650
2.950%	09/15/29	1,803	1,563,684
Take-Two Interactive Software, Inc.,
Sr. Unsec’d. Notes
3.550%	04/14/25	343	330,319
3.700%	04/14/27	282	265,451
4.000%	04/14/32	176	155,688
VMware, Inc.,
Sr. Unsec’d. Notes
2.200%	08/15/31	798	605,016
4.700%	05/15/30(a)	1,871	1,740,621

			10,270,690

Telecommunications — 1.2%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
2.875%	05/07/30	200	170,162
AT&T, Inc.,
Sr. Unsec’d. Notes
2.250%	02/01/32	261	204,647
2.550%	12/01/33	1,430	1,099,669
2.750%	06/01/31	476	395,249
3.500%	06/01/41	131	97,768
3.550%	09/15/55	1,662	1,122,546
3.650%	09/15/59	774	523,971
3.800%	12/01/57	700	485,162
NTT Finance Corp. (Japan),
Sr. Unsec’d. Notes, 144A
4.372%	07/27/27	400	389,945
Rogers Communications, Inc. (Canada),
Gtd. Notes, 144A
3.800%	03/15/32	1,099	948,851
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	977	1,016,026
Telefonica Emisiones SA (Spain),
Gtd. Notes
4.665%	03/06/38	1,225	968,494
T-Mobile USA, Inc.,
Gtd. Notes
2.050%	02/15/28	133	114,419
2.625%	02/15/29(a)	1,916	1,626,248
3.375%	04/15/29	1,485	1,308,403
3.500%	04/15/31	1,115	965,663
3.875%	04/15/30	1,562	1,417,867

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.680%	10/30/30	1,054	$819,162
1.750%	01/20/31	2,455	1,901,595
2.355%	03/15/32	3,098	2,456,846
4.272%	01/15/36	1,001	894,632
5.250%	03/16/37	183	180,521

			19,107,846

Transportation — 0.3%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.050%	02/15/51	112	77,821
3.300%	09/15/51	144	105,472
3.900%	08/01/46	264	215,333
4.150%	04/01/45	274	234,240
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
2.050%	03/05/30	869	711,830
3.100%	12/02/51	274	186,461
CSX Corp.,
Sr. Unsec’d. Notes
2.500%	05/15/51	1,235	749,912
FedEx Corp.,
Gtd. Notes
3.250%	05/15/41	253	181,511
Kansas City Southern,
Gtd. Notes
2.875%	11/15/29	777	670,907
3.500%	05/01/50	449	320,484
4.950%	08/15/45	209	188,736
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
3.050%	05/15/50	321	215,468
3.950%	10/01/42	379	312,136
4.550%	06/01/53	327	285,728
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.375%	09/10/38	441	390,086
Sr. Unsec’d. Notes, MTN
3.550%	08/15/39	721	594,826

			5,440,951

TOTAL CORPORATE BONDS (cost $402,517,124)			400,914,117

MUNICIPAL BONDS — 0.3%
Arizona — 0.0%
City of Yuma,
Taxable, Revenue Bonds
1.269%	07/15/26	15	13,112
1.749%	07/15/28	15	12,490
2.102%	07/15/30	30	23,926

			49,528

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California — 0.1%
California Statewide Communities Development Authority,
Taxable, Revenue Bonds
1.807%	02/01/30	30	$23,313
1.877%	02/01/31	40	30,168
City of Los Angeles Department of Airports,
Taxable, Revenue Bonds, BABs
6.582%	05/15/39	145	158,774
Fresno Unified School District,
General Obligation Unlimited, Taxable
1.162%	08/01/26	220	194,101
Municipal Improvement Corp. of Los Angeles,
Taxable, Revenue Bonds, Series C
1.831%	11/01/29	75	60,974
Port of Oakland,
Taxable, Revenue Bonds, Series R
2.099%	05/01/30	20	16,037
2.199%	05/01/31	205	161,330
San Jose Financing Authority,
Taxable, Revenue Bonds
1.812%	06/01/29	150	120,582
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	70	84,940
General Obligation Unlimited, Taxable, BABs
7.550%	04/01/39	340	429,529

			1,279,748

Colorado — 0.0%
City & County of Denver Co. Airport System Revenue,
Taxable, Revenue Bonds, Series C
1.572%	11/15/26	75	65,914

Illinois — 0.0%
Chicago O’Hare International Airport,
Taxable, Revenue Bonds, Series D
1.704%	01/01/26	120	109,089
State of Illinois,
General Obligation Unlimited, BABs
7.350%	07/01/35	121	126,252
General Obligation Unlimited, Taxable, BABs
6.630%	02/01/35	495	501,610

			736,951

Louisiana — 0.0%
Louisiana State Transportation Authority,
Taxable, Revenue Bonds, Series A
1.648%	02/15/28	30	25,245

New Jersey — 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, Series B
1.047%	01/01/26	230	204,954
1.483%	01/01/28	205	172,440

			377,394

New York — 0.2%
City of New York,
General Obligation Unlimited, Series D
0.982%	08/01/25	205	185,722

Interest Rate	Maturity Date	Principal Amount (000)#		Value

MUNICIPAL BONDS (continued)
New York (cont’d.)
1.396%	08/01/27	665		$568,278
Metropolitan Transportation Authority,
Taxable, Revenue Bonds, Series C
5.175%	11/15/49	1,020		909,231
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, Series D
1.920%	11/01/29	150		121,571
New York State Dormitory Authority,
Revenue Bonds, BABs, Series D
5.600%	03/15/40	90		92,455
New York State Urban Development Corp.,
Taxable, Revenue Bonds, Series F
1.000%	03/15/26	150		133,645
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174
4.458%	10/01/62	415		362,074
Taxable, Revenue Bonds
5.647%	11/01/40	145		152,453

				2,525,429

Ohio — 0.0%
American Municipal Power, Inc.,
Revenue Bonds, BABs
7.499%	02/15/50	75		89,194

Texas — 0.0%
City of Houston Airport System Revenue,
Taxable, Revenue Bonds, Series C
2.235%	07/01/29	110		91,851

TOTAL MUNICIPAL BONDS (cost $5,286,570)				5,241,254

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.2%
Fannie Mae Interest Strips,
Series 293, Class 1, PO
2.228%(s)	12/25/24	9		9,112
Series 369, Class 12, IO
5.500%(cc)	05/25/36	127		25,744
Series 383, Class 60, IO
6.500%	10/25/37	39		8,142
Series 417, Class C11, IO
2.500%	02/25/28	1,478		72,304
Fannie Mae REMIC,
Series 1993-119, Class H
6.500%	07/25/23	4		3,799
Series 1993-136, Class ZB
6.000%(cc)	07/25/23	3		2,561
Series 1993-141, Class Z
7.000%	08/25/23	4		3,668
Series 1993-147, Class Z
7.000%	08/25/23	3		2,912
Series 1996-04, Class SA, IO, 1 Month LIBOR + 8.500% (Cap 8.500%, Floor 0.000%)
4.111%(c)	02/25/24	3		44
Series 2003-49, Class YC
4.000%	06/25/23	—(r	)	12
Series 2003-78, Class B
5.000%	08/25/23	10		9,648

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2004-70, Class EB
5.000%	10/25/24	2	$1,900
Series 2005-057, Class NK, 1 Month LIBOR + 22.000% (Cap 22.000%, Floor 0.000%)
4.445%(c)	07/25/35	26	24,914
Series 2006-02, Class LY, 1 Month LIBOR + 96.000% (Cap 8.000%, Floor 0.000%)
8.000%(c)	12/25/35	10	10,128
Series 2006-044, Class P, PO
3.129%(s)	12/25/33	20	16,856
Series 2006-20, Class IB, IO, 1 Month LIBOR + 6.590% (Cap 6.590%, Floor 0.000%)
2.201%(c)	04/25/36	115	9,904
Series 2006-23, Class NS, 1 Month LIBOR + 108.000% (Cap 9.000%, Floor 0.000%)
9.000%(c)	04/25/36	27	29,784
Series 2007-058, Class SV, IO, 1 Month LIBOR + 6.750% (Cap 6.750%, Floor 0.000%)
2.361%(c)	06/25/37	128	8,778
Series 2007-102, Class SA, IO, 1 Month LIBOR + 6.400% (Cap 6.400%,
Floor 0.000%)
2.011%(c)	11/25/37	231	14,116
Series 2007-109, Class YI, IO, 1 Month LIBOR + 6.450% (Cap 6.450%, Floor 0.000%)
2.061%(c)	12/25/37	261	18,591
Series 2008-85, Class EB
5.000%	09/25/28	15	14,337
Series 2008-91, Class SI, IO, 1 Month LIBOR + 6.000% (Cap 6.000%, Floor 0.000%)
1.611%(c)	03/25/38	119	5,161
Series 2009-112, Class ST, IO, 1 Month LIBOR + 6.250% (Cap 6.250%, Floor 0.000%)
1.861%(c)	01/25/40	213	17,440
Series 2009-112, Class SW, IO, 1 Month LIBOR + 6.250% (Cap 6.250%, Floor 0.000%)
1.861%(c)	01/25/40	140	9,590
Series 2010-35, Class SB, IO, 1 Month LIBOR + 6.420% (Cap 6.420%, Floor 0.000%)
2.031%(c)	04/25/40	65	4,616
Series 2010-49, Class SC, 1 Month LIBOR + 12.660% (Cap 12.660%, Floor 0.000%)
3.883%(c)	03/25/40	33	31,556
Series 2013-13, Class IK, IO
2.500%	03/25/28	420	18,920
Series G93-17, Class S, IO, 1 Month LIBOR + 9.000% (Cap 9.000%, Floor 0.000%)
4.611%(c)	04/25/23	1	4
Fannie Mae REMIC Trust,
Series 2004-W11, Class 1PO, PO
2.385%(s)	05/25/44	190	139,900
Series 2004-W12, Class 1PO, PO
1.383%(s)	07/25/44	165	137,633
Fannie Mae Trust,
Series 2004-W09, Class 1PO, PO
2.079%(s)	02/25/44	214	164,394

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac REMIC,
Series 1621, Class J
6.400%	11/15/23	3	$3,156
Series 1630, Class PK
6.000%	11/15/23	10	9,538
Series 1680, Class PK
6.500%	02/15/24	8	7,727
Series 1695, Class EB
7.000%	03/15/24	14	13,690
Series 2595, Class DC
5.000%	04/15/23	3	3,231
Series 2595, Class GC
5.500%	04/15/23	1	1,420
Series 2611, Class TM, 1 Month LIBOR + 65.000% (Cap 10.000%, Floor 0.000%)
10.000%(c)	05/15/33	12	13,004
Series 2643, Class SA, 1 Month LIBOR + 45.500% (Cap 45.500%, Floor
0.000%)
17.434%(c)	03/15/32	6	6,098
Series 2846, Class GB
5.000%	08/15/24	35	34,302
Series 2862, Class GB
5.000%	09/15/24	3	3,261
Series 2922, Class SU, 1 Month LIBOR + 14.300% (Cap 14.300%, Floor 0.000%)
5.664%(c)	02/15/35	40	40,576
Series 2990, Class SR, IO, 1 Month LIBOR + 6.650% (Cap 6.650%, Floor 0.000%)
2.332%(c)	03/15/35	153	3,806
Series 3126, Class AO, PO
2.209%(s)	03/15/36	24	20,473
Series 3201, Class IN, IO, 1 Month LIBOR + 6.250% (Cap 6.250%, Floor 0.000%)
2.377%(c)	08/15/36	111	5,767
Series 3218, Class HS, IO, 1 Month LIBOR + 7.200% (Cap 7.200%, Floor 0.000%)
2.882%(c)	09/15/26	89	2,338
Series 3237, Class BO, PO
3.162%(s)	11/15/36	203	158,919
Series 3306, Class TB, 1 Month LIBOR + 2.750% (Cap 8.840%, Floor
0.000%)
7.068%(c)	04/15/37	12	12,090
Series 3306, Class TC, 1 Month LIBOR + 2.210% (Cap 8.640%, Floor 0.000%)
6.528%(c)	04/15/37	10	10,521
Series 3385, Class SN, IO, 1 Month LIBOR + 6.000% (Cap 6.000%, Floor 0.000%)
1.682%(c)	11/15/37	17	1,073
Series 3593, Class SL, IO, 1 Month LIBOR + 6.400% (Cap 6.400%, Floor 0.000%)
2.082%(c)	11/15/24	3	11
Series 3609, Class SA, IO, 1 Month LIBOR + 6.340% (Cap 6.340%, Floor 0.000%)
2.022%(c)	12/15/39	316	15,177
Series 3704, Class DC
4.000%	11/15/36	18	17,512

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3740, Class SB, IO, 1 Month LIBOR + 6.000% (Cap 6.000%, Floor 0.000%)
1.682%(c)	10/15/40	68	$3,969
Series 3784, Class S, IO, 1 Month LIBOR + 6.600% (Cap 6.600%, Floor 0.000%)
2.282%(c)	07/15/23	7	22
Series 3852, Class QN, 1 Month LIBOR + 27.211% (Cap 5.500%, Floor 0.000%)
5.500%(c)	05/15/41	70	66,797
Series 3852, Class TP, 1 Month LIBOR + 27.500% (Cap 5.500%, Floor 0.000%)
5.500%(c)	05/15/41	81	78,627
Series 4030, Class IL, IO
3.500%	04/15/27	371	15,965
Freddie Mac Strips,
Series 304, Class C32, IO
3.000%	12/15/27	679	33,581
Government National Mortgage Assoc.,
Series 2002-84, Class PH
6.000%	11/16/32	245	244,809
Series 2004-19, Class KE
5.000%	03/16/34	750	752,160
Series 2004-86, Class SP, IO, 1 Month LIBOR + 6.100% (Cap 6.100%, Floor 0.000%)
1.747%(c)	09/20/34	147	2,415
Series 2004-88, Class ES, IO, 1 Month LIBOR + 6.100% (Cap 6.100%, Floor 0.000%)
1.761%(c)	06/17/34	47	213
Series 2006-26, Class S, IO, 1 Month LIBOR + 6.500% (Cap 6.500%, Floor 0.250%)
2.147%(c)	06/20/36	151	6,436
Series 2007-16, Class KU, IO, 1 Month LIBOR + 6.650% (Cap 6.650%, Floor 0.000%)
2.297%(c)	04/20/37	186	9,669
Series 2007-24, Class SA, IO, 1 Month LIBOR + 6.510% (Cap 6.510%, Floor 0.000%)
2.157%(c)	05/20/37	451	24,574
Series 2007-58, Class SD, IO, 1 Month LIBOR + 6.490% (Cap 6.490%, Floor 0.000%)
2.137%(c)	10/20/37	277	8,897
Series 2008-73, Class SK, IO, 1 Month LIBOR + 6.740% (Cap 6.740%, Floor 0.000%)
2.387%(c)	08/20/38	220	12,524
Series 2008-79, Class SA, IO, 1 Month LIBOR + 7.550% (Cap 7.550%, Floor 0.000%)
3.197%(c)	09/20/38	110	5,639
Series 2009-016, Class SJ, IO, 1 Month LIBOR + 6.800% (Cap 6.800%, Floor 0.000%)
2.447%(c)	05/20/37	296	13,005
Series 2009-036, Class IE, IO, 1 Month LIBOR + 20.667% (Cap 1.000%, Floor 0.000%)
1.000%(c)	09/20/38	562	8,673
Series 2009-065, Class LB
6.000%	07/16/39	23	23,488
Series 2009-106, Class ST, IO, 1 Month LIBOR + 6.000% (Cap 6.000%, Floor 0.000%)
1.647%(c)	02/20/38	226	11,816

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2009-106, Class XL, IO, 1 Month LIBOR + 6.750% (Cap 6.750%, Floor 0.000%)
2.397%(c)	06/20/37	153	$8,764
Series 2009-127, Class IA, IO, 1 Month LIBOR + 6.450% (Cap 0.450%, Floor 0.000%)
0.450%(c)	09/20/38	906	6,681
Series 2010-031, Class SK, IO, 1 Month LIBOR + 6.100% (Cap 6.100%, Floor 0.000%)
1.747%(c)	11/20/34	147	6,755
Series 2010-085, Class ID, IO
6.000%	09/20/39	105	13,514
Series 2010-157, Class OP, PO
1.873%(s)	12/20/40	141	116,839
Series 2012-H24, Class FG, 1 Month LIBOR + 0.430% (Cap 5.590%, Floor 0.430%)
4.272%(c)	04/20/60	2	2,122
Series 2013-184, Class KZ
2.500%	12/20/43	836	645,446
Series 2013-H04, Class BA
1.650%	02/20/63	4	3,452
Series 2013-H05, Class FB, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
4.242%(c)	02/20/62	5	4,616

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $3,351,112)			3,331,626

SOVEREIGN BONDS — 0.5%
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes
3.717%	01/25/27	260	248,999
Sr. Unsec’d. Notes, 144A
3.375%	08/20/50	200	140,413
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
2.450%	01/31/31	360	298,080
2.550%	01/27/32	390	318,898
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.500%	02/14/50	290	215,379
6.625%	02/17/37	190	214,721
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.250%	04/16/30	1,531	1,330,822
3.750%	01/11/28	385	362,670
3.771%	05/24/61	614	388,854
4.280%	08/14/41	690	530,351
4.600%	02/10/48	350	270,331
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.870%	07/23/60	400	257,700
4.500%	04/01/56	200	146,663
Perusahaan Penerbit SBSN Indonesia III (Indonesia),
Sr. Unsec’d. Notes
4.325%	05/28/25	520	517,457
4.550%	03/29/26	450	448,924

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, 144A
3.800%	06/23/50	200	$154,522
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31	992	820,136
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.400%	04/16/50	340	309,464
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
3.750%	01/21/55	320	250,660

TOTAL SOVEREIGN BONDS (cost $7,339,362)			7,225,044

U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.7%
Federal Home Loan Mortgage Corp.
2.500%	07/01/50	1,146	982,357
2.500%	07/01/50	2,234	1,918,436
2.500%	08/01/50	3,051	2,618,836
2.500%	10/01/50	5,995	5,169,119
2.500%	12/01/50	7,593	6,488,861
2.500%	02/01/51	1,094	934,544
2.500%	02/01/51	2,307	1,981,427
2.500%	02/01/51	5,185	4,464,372
2.500%	03/01/51	3,433	2,951,503
2.500%	11/01/51	7,065	6,075,012
3.000%	05/01/42	33	30,490
3.000%	07/01/42	6	5,078
3.000%	08/01/42	7	6,425
3.000%	08/01/42	9	8,250
3.000%	08/01/42	46	42,006
3.000%	10/01/42	7	6,686
3.000%	10/01/42	24	22,124
3.000%	12/01/42	9	7,759
3.000%	01/01/43	57	51,850
3.000%	02/01/43	68	61,578
3.000%	02/01/43	190	173,497
3.000%	03/01/43	463	421,364
3.000%	03/01/43	463	422,016
3.000%	06/01/43	517	470,549
3.000%	09/01/49	3,100	2,774,429
3.000%	12/01/49	6,641	5,894,375
3.000%	07/01/50	928	817,305
3.000%	12/01/50	4,028	3,587,179
3.500%	03/01/32	280	271,199
3.500%	06/01/49	22,200	20,616,370
3.500%	04/01/52	15,584	14,353,657
4.000%	02/01/26	44	43,148
4.000%	01/01/32	195	189,205
4.000%	02/01/41	6	6,045
4.000%	02/01/41	11	10,226
4.000%	10/01/42	160	153,308
4.000%	08/01/47	7,966	7,546,436
4.000%	12/01/47	3,140	2,984,954
4.000%	07/01/48	552	526,795
4.000%	01/01/49	2,618	2,499,058
4.000%	05/01/52	14,549	13,741,972
4.500%	09/01/24	6	6,066

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	08/01/30	81		$80,173
4.500%	04/01/47	75		73,720
4.500%	05/01/47	277		272,056
4.500%	08/01/48	1,129		1,114,611
4.500%	09/01/49	3,015		2,967,878
4.500%	07/01/52	22,149		21,321,756
5.000%	07/01/23	4		4,442
5.000%	10/01/23	4		3,924
5.000%	11/01/23	—(r	)	302
5.000%	06/01/30	61		60,918
5.000%	04/01/33	8		7,893
5.000%	08/01/33	1		656
5.000%	08/01/33	104		106,016
5.000%	09/01/33	—(r	)	248
5.000%	09/01/33	2		1,791
5.000%	10/01/33	—(r	)	365
5.000%	04/01/34	—(r	)	474
5.000%	11/01/34	3		2,692
5.000%	12/01/34	33		33,293
5.000%	12/01/34	64		65,215
5.000%	07/01/35	—(r	)	478
5.000%	11/01/35	—(r	)	105
5.000%	04/01/37	76		77,371
5.000%	01/01/39	16		16,329
5.000%	04/01/39	116		117,458
5.000%	07/01/39	8		8,040
5.000%	10/01/40	247		249,944
5.000%	03/01/49	46		45,548
5.000%	03/01/49	354		355,826
5.000%	11/01/49	619		616,861
5.000%	07/01/52	13,533		13,345,427
5.500%	06/01/23	2		1,837
5.500%	12/01/24	1		1,169
5.500%	04/01/27	18		17,823
5.500%	01/01/33	21		21,262
5.500%	06/01/35	164		169,649
6.500%	05/01/25	1		504
6.500%	08/01/27	50		51,274
6.500%	01/01/29	13		13,347
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate CMT + 2.135% (Cap 10.642%, Floor 2.135%)
4.197%(c)	10/01/36	20		20,851
Federal National Mortgage Assoc.
2.500%	08/01/50	1,061		909,697
2.500%	09/01/50	3,750		3,224,491
2.500%	09/01/50	12,009		10,339,036
2.500%	09/01/50	17,691		15,254,169
2.500%	12/01/51	6,044		5,185,892
3.000%	11/01/42	10		8,810
3.000%	12/01/42	11		9,766
3.000%	12/01/42	12		10,914
3.000%	12/01/42	21		18,941
3.000%	12/01/42	27		23,952
3.000%	12/01/42	27		24,839
3.000%	12/01/42	37		33,782
3.000%	12/01/42	102		92,853
3.000%	12/01/42	404		367,710
3.000%	01/01/43	6		5,196

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	01/01/43	6	$5,850
3.000%	01/01/43	8	6,997
3.000%	01/01/43	8	7,417
3.000%	01/01/43	8	7,631
3.000%	01/01/43	12	10,735
3.000%	01/01/43	13	11,562
3.000%	01/01/43	13	12,082
3.000%	01/01/43	18	16,017
3.000%	01/01/43	19	17,154
3.000%	01/01/43	30	27,643
3.000%	01/01/43	38	34,605
3.000%	01/01/43	53	48,045
3.000%	01/01/43	98	89,322
3.000%	03/01/43	10	9,280
3.000%	03/01/43	14	12,600
3.000%	03/01/43	103	94,097
3.000%	03/01/43	251	228,192
3.000%	03/01/43	769	699,675
3.000%	04/01/43	27	25,019
3.000%	04/01/43	40	36,013
3.000%	04/01/43	62	56,198
3.000%	04/01/43	112	102,306
3.000%	04/01/43	133	120,995
3.000%	04/01/43	137	124,215
3.000%	04/01/43	941	856,269
3.000%	05/01/43	47	43,031
3.000%	05/01/43	50	45,167
3.000%	05/01/43	124	113,165
3.000%	05/01/43	231	210,541
3.000%	05/01/43	239	217,023
3.000%	05/01/43	474	431,473
3.000%	03/01/44	595	536,022
3.000%	10/01/49	662	593,183
3.000%	07/01/50	452	397,859
3.000%	07/01/50	7,148	6,366,005
3.000%	08/01/50	978	860,076
3.000%	08/01/50	5,351	4,791,246
3.000%	09/01/50	10,460	9,314,776
3.000%	08/01/51	7,650	6,769,758
3.500%	08/01/32	207	200,468
3.500%	10/01/32	683	650,266
3.500%	04/01/33	69	65,301
3.500%	04/01/33	215	199,057
3.500%	05/01/33	285	268,817
3.500%	09/01/42	251	234,358
3.500%	10/01/42	240	224,468
3.500%	01/01/43	308	287,969
3.500%	07/01/43	284	265,396
3.500%	07/01/50	389	356,619
4.000%	11/01/45	205	196,152
4.000%	03/01/46	59	56,345
4.000%	03/01/46	66	62,903
4.000%	06/01/46	72	68,619
4.000%	08/01/46	21	19,866
4.000%	10/01/46	26	24,546
4.000%	10/01/46	162	154,167
4.000%	06/01/47	361	345,993
4.000%	10/01/47	5,919	5,649,690

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	12/01/47	424		$406,461
4.000%	01/01/48	998		955,898
4.000%	02/01/48	288		277,067
4.000%	02/01/48	764		730,682
4.000%	06/01/48	578		554,164
4.000%	06/01/48	643		615,170
4.000%	07/01/48	212		202,590
4.000%	07/01/48	231		220,282
4.000%	07/01/48	319		304,975
4.000%	08/01/48	126		120,555
4.000%	05/01/49	9,719		9,274,911
4.000%	11/01/50	2,362		2,254,797
4.000%	05/01/51	1,206		1,148,975
4.500%	06/01/26	78		78,185
4.500%	09/01/26	26		25,452
4.500%	07/01/41	116		112,728
4.500%	04/01/44	446		437,597
4.500%	12/01/44	73		71,718
4.500%	06/01/45	439		431,448
4.500%	08/01/45	40		39,121
4.500%	10/01/45	123		121,151
4.500%	11/01/45	84		82,818
4.500%	08/01/46	116		114,050
4.500%	04/01/47	447		439,489
4.500%	07/01/47	811		795,850
4.500%	07/01/47	1,058		1,038,645
4.500%	11/01/47	511		501,288
4.500%	09/01/48	596		588,086
4.500%	09/01/52	9,957		9,584,325
5.000%	05/01/23	2		1,628
5.000%	06/01/23	7		6,696
5.000%	06/01/24	8		8,457
5.000%	07/01/25	40		40,007
5.000%	01/01/26	45		44,821
5.000%	09/01/29	39		39,227
5.000%	12/01/29	61		61,338
5.000%	02/01/35	96		94,689
5.000%	10/01/39	376		381,038
5.000%	01/01/40	573		582,890
5.000%	07/01/41	87		88,427
5.000%	10/01/43	—(r	)	306
5.000%	05/01/44	112		113,290
5.000%	12/01/44	288		290,283
5.000%	01/01/45	192		193,227
5.000%	06/01/47	20		20,278
5.000%	05/01/48	3		3,349
5.000%	07/01/48	129		129,009
5.000%	11/01/48	2,639		2,655,801
5.000%	02/01/49	5		4,871
5.000%	02/01/49	77		76,173
5.000%	03/01/49	3		3,229
5.000%	11/01/49	79		78,601
5.000%	11/01/49	264		262,522
5.000%	12/01/49	394		392,198
5.000%	01/01/50	297		296,933
5.000%	07/01/52	4,048		3,992,141
5.500%	09/01/23	—(r	)	23
5.500%	01/01/26	7		7,078

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	06/01/26	7		$7,329
5.500%	05/01/28	40		39,930
5.500%	05/01/33	90		93,264
5.500%	06/01/33	25		24,933
5.500%	10/01/33	51		52,054
5.500%	01/01/34	150		154,573
5.500%	02/01/35	65		67,213
5.500%	04/01/36	28		28,500
5.500%	04/01/37	89		91,761
5.500%	01/01/38	64		65,796
5.500%	12/01/52	13,533		13,569,391
6.000%	01/01/24	5		4,945
6.000%	07/01/24	2		1,657
6.000%	10/01/27	48		49,045
6.000%	11/01/27	37		37,968
6.000%	04/01/28	23		23,104
6.000%	05/01/28	20		19,905
6.000%	04/01/34	12		11,526
6.000%	12/01/52	7,821		7,938,718
6.000%	01/01/53	1,380		1,400,788
6.500%	12/01/23	3		3,253
6.500%	09/01/28	25		25,184
6.500%	05/01/37	7		6,795
Federal National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate CMT + 2.375% (Cap 10.750%, Floor 2.375%)
4.451%(c)	09/01/37	43		43,058
Government National Mortgage Assoc.
2.000%	11/20/50	29,564		24,947,427
2.500%	09/20/51	34,217		29,700,513
3.000%	08/20/51	16,051		14,369,222
4.000%	02/20/41	3		2,767
4.000%	10/20/41	1		677
4.000%	11/20/41	5		4,397
4.000%	04/20/42	2		2,330
4.000%	10/20/42	1		1,442
4.000%	08/20/43	23		22,142
4.000%	03/20/44	2		2,069
4.000%	05/20/44	3		2,555
4.000%	11/20/44	185		177,568
4.000%	05/20/45	19		18,645
4.000%	06/20/45	273		262,465
4.000%	07/20/45	860		827,128
4.500%	06/20/25	23		22,692
4.500%	11/15/39	192		190,888
4.500%	02/20/50	391		383,753
4.500%	03/20/50	723		709,698
4.500%	04/20/50	1,443		1,414,688
5.000%	04/15/25	206		207,823
5.000%	11/15/39	574		584,469
5.000%	07/15/40	129		131,791
5.000%	07/20/49	158		158,989
5.000%	09/20/52	22,448		22,249,433
5.500%	11/20/52	14,028		14,115,106
6.000%	TBA	1,970		2,001,301
6.000%	11/20/52	6,982		7,102,869
6.500%	10/15/23	—(r	)	411

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Tennessee Valley Authority Principal Strips, Bonds
5.004%(s)	06/15/35	600	$322,237

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $416,985,341)			415,870,877

U.S. TREASURY OBLIGATIONS — 39.7%
U.S. Treasury Bonds
1.875%	02/15/41	8,476	5,996,770
1.875%	02/15/51	8,925	5,702,238
1.875%	11/15/51	5,255	3,345,136
2.000%	11/15/41	1,630	1,165,959
2.250%	05/15/41	629	472,929
2.375%	11/15/49	30	21,825
2.875%	05/15/43	5,223	4,272,251
2.875%	05/15/52	1,050	845,578
3.000%	11/15/44	38	31,451
3.000%	08/15/52	110	91,197
3.125%	05/15/48	65	54,864
3.375%	08/15/42	6,689	5,981,608
3.750%	08/15/41	4,840	4,600,269
3.750%	11/15/43	416	390,455
3.875%	08/15/40	2,315	2,260,019
4.000%	11/15/42(a)	22,920	22,458,019
4.000%	11/15/52	17,780	17,877,234
4.375%	05/15/40	1,247	1,298,439
U.S. Treasury Notes
0.250%	03/15/24(a)(k)	32,298	30,625,065
0.250%	06/15/24	15,550	14,592,096
0.375%	07/15/24	3,359	3,146,569
0.375%	09/15/24	4,390	4,090,760
0.375%	01/31/26	7,120	6,335,131
0.500%	03/31/25	2,700	2,480,203
0.500%	02/28/26	938	835,993
0.625%	07/31/26	6,883	6,080,700
0.750%	12/31/23	1,120	1,076,906
0.750%	03/31/26	21,510	19,285,059
0.750%	04/30/26	23,070	20,626,022
0.750%	05/31/26	26,560	23,690,275
1.000%	07/31/28	2,587	2,199,152
1.125%	01/15/25(a)	66,755	62,468,077
1.250%	12/31/26	5,590	5,005,670
1.250%	03/31/28	2,470	2,147,549
1.250%	04/30/28	20,940	18,171,994
1.250%	06/30/28	2,600	2,247,781
1.375%	10/31/28	780	673,542
1.750%	12/31/24	341	323,684
1.750%	12/31/26	160	146,463
1.875%	08/31/24	60,594	57,942,630
2.125%	02/29/24	30	29,116
2.250%	03/31/24	6,830	6,625,100
2.500%	05/15/24	90	87,318
2.500%	03/31/27	580	544,430
2.625%	05/31/27	23,914	22,542,682
2.750%	07/31/27	4,970	4,702,863
2.875%	05/15/28	26,665	25,167,177
3.000%	07/31/24	24,740	24,125,366
3.875%	11/30/27	22,940	22,816,339
3.875%	11/30/29	42,180	41,896,603

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
4.000%	12/15/25	39,240	$38,994,750
4.125%	10/31/27	2,376	2,384,910
4.125%	11/15/32	8,260	8,425,200
4.500%	11/30/24	55,420	55,424,330
4.500%	11/15/25	2,527	2,542,689

TOTAL U.S. TREASURY OBLIGATIONS (cost $620,972,358)			617,366,435

TOTAL LONG-TERM INVESTMENTS (cost $1,501,168,508)			1,494,786,808

		Shares
SHORT-TERM INVESTMENTS — 8.8%
AFFILIATED MUTUAL FUND — 4.9%
PGIM Institutional Money Market Fund (cost $77,173,788; includes $76,873,506 of cash collateral for securities on loan)(b)(we)		77,223,344	77,184,733

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(k)(n) — 0.3%
U.S. Treasury Bills
4.554%	06/15/23	2,165	2,121,588
4.492%	07/13/23	2,280	2,226,163

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,347,431)			4,347,751

		Shares

UNAFFILIATED FUND — 3.6%
Dreyfus Government Cash Management (Institutional Shares)		55,592,330	55,592,330

(cost $55,592,330)

TOTAL SHORT-TERM INVESTMENTS (cost $137,113,549)			137,124,814

TOTAL INVESTMENTS—104.8% (cost $1,638,282,057)			1,631,911,622
Liabilities in excess of other assets(z) — (4.8)%			(74,782,922)

NET ASSETS — 100.0%			$1,557,128,700

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $75,306,730; cash collateral of $76,873,506 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(oo)	Perpetual security. Maturity date represents next call date.

(r)	Principal or notional amount is less than $500 par.

(we)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
260	10 Year U.S. Treasury Notes	Mar. 2023	$29,197,189	$(424,290)
304	10 Year U.S. Ultra Treasury Notes	Mar. 2023	35,957,500	(481,624)
443	20 Year U.S. Treasury Bonds	Mar. 2023	55,527,281	(846,092)
440	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	59,097,500	(1,111,205)

				(2,863,211)

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
168	2 Year U.S. Treasury Notes	Mar. 2023	$34,453,125	$29,270
168	5 Year U.S. Treasury Notes	Mar. 2023	18,132,188	127,975

				157,245

				$(2,705,966)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
GS	$—	$7,434,469

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$12,184,380	$—
Other	—	491,835	—
Student Loans	—	1,762,136	—
Commercial Mortgage-Backed Securities	—	30,399,104	—
Corporate Bonds	—	400,914,117	—
Municipal Bonds	—	5,241,254	—
Residential Mortgage-Backed Securities	—	3,331,626	—
Sovereign Bonds	—	7,225,044	—
U.S. Government Agency Obligations	—	415,870,877	—
U.S. Treasury Obligations	—	617,366,435	—
Short-Term Investments
Affiliated Mutual Fund	77,184,733	—	—
U.S. Treasury Obligations	—	4,347,751	—
Unaffiliated Fund	55,592,330	—	—

Total	$132,777,063	$1,499,134,559	$—

Other Financial Instruments*
Assets
Futures Contracts	$157,245	$—	$—

Liabilities
Futures Contracts	$(2,863,211)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

U.S. Treasury Obligations	40.0%
U.S. Government Agency Obligations	26.7
Banks	8.5
Affiliated Mutual Fund (4.9% represents investments purchased with collateral from securities on loan)	4.9
Unaffiliated Fund	3.6
Electric	3.4
Commercial Mortgage-Backed Securities	2.0
Telecommunications	1.2
Healthcare-Services	1.1
Pipelines	1.0
Oil & Gas	0.9
Semiconductors	0.8
Pharmaceuticals	0.8
Automobiles	0.8
Media	0.8
Software	0.7
Diversified Financial Services	0.5
Aerospace & Defense	0.5
Insurance	0.5
Agriculture	0.5
Real Estate Investment Trusts (REITs)	0.5
Sovereign Bonds	0.5
Beverages	0.5
Transportation	0.3
Retail	0.3
Municipal Bonds	0.3
Internet	0.3

Commercial Services	0.3%
Biotechnology	0.3
Computers	0.3
Foods	0.3
Airlines	0.2
Mining	0.2
Gas	0.2
Residential Mortgage-Backed Securities	0.2
Entertainment	0.2
Student Loans	0.1
Chemicals	0.1
Auto Manufacturers	0.1
Savings & Loans	0.1
Investment Companies	0.1
Healthcare-Products	0.1
Home Builders	0.1
Cosmetics/Personal Care	0.0	*
Lodging	0.0	*
Other	0.0	*
Oil & Gas Services	0.0	*
Machinery-Diversified	0.0	*

	104.8
Liabilities in excess of other assets	(4.8)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$157,245	*	Due from/to broker-variation margin futures	$2,863,211	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$595,707

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(2,705,966)

The derivative instruments outstanding as of period-end serve as indicators of the volume of derivative activities for the Portfolio.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$75,306,730	$(75,306,730)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $75,306,730:
Unaffiliated investments (cost $1,561,108,269)	$1,554,726,889
Affiliated investments (cost $77,173,788)	77,184,733
Dividends and interest receivable	8,759,520
Receivable for investments sold	214,656
Due from Manager	13,087
Prepaid expenses and other assets	451,547

Total Assets	1,641,350,432

LIABILITIES
Payable to broker for collateral for securities on loan	76,873,506
Payable for investments purchased	3,412,739
Payable to custodian	3,280,816
Accrued expenses and other liabilities	360,992
Due to broker-variation margin futures	292,263
Trustees’ fees payable	1,150
Affiliated transfer agent fee payable	266

Total Liabilities	84,221,732

NET ASSETS	$1,557,128,700

Net assets were comprised of:
Partners’ Equity	$1,557,128,700

Net asset value and redemption price per share, $1,557,128,700 / 155,703,446 outstanding shares of beneficial interest	$10.00

STATEMENT OF OPERATIONS

For the Period November 29, 2022(a) through December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$6,475,741
Unaffiliated dividend income	181,860
Income from securities lending, net (including affiliated income of $9,749)	10,526

Total income	6,668,127

EXPENSES
Audit fee	58,000
Custodian and accounting fees	10,946
Trustees’ fees	8,360
Shareholders’ reports	4,000
Legal fees and expenses	3,100
Transfer agent’s fees and expenses (including affiliated expense of $266)	671
Miscellaneous	2,090

Total expenses	87,167
Less: Fee waiver and/or expense reimbursement	(17,570)

Net expenses	69,597

NET INVESTMENT INCOME (LOSS)	6,598,530

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $8,600)	1,976,406
Futures transactions	595,707

2,572,113

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $10,945)	(6,370,435)
Futures	(2,705,966)

(9,076,401)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(6,504,288)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$94,242

STATEMENT OF CHANGES IN NET ASSETS

November 29, 2022(a) through December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$6,598,530
Net realized gain (loss) on investment transactions	2,572,113
Net change in unrealized appreciation (depreciation) on investments	(9,076,401)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	94,242

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [155,703,446 shares]	1,557,034,458

TOTAL INCREASE (DECREASE)	1,557,128,700
NET ASSETS:
Beginning of period.	—

End of period	$1,557,128,700

(a)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	November 29, 2022(a) through December 31, 2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investment	(0.04)

Net Asset Value, end of period	$10.00

Total Return(c)	—%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,557
Average net assets (in millions)	$1,580
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.02	%(e)(f)
Expenses before waivers and/or expense reimbursement	0.02	%(e)(f)
Net investment income (loss)	4.79	%(e)(f)
Portfolio turnover rate(g)	31%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying fund in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)	Differs from calculation of net expenses presented on the Statement of Operations due to non-annualized non-recurring expenses, which eliminate the expense reimbursement for the partial period.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST PGIM FIXED INCOME CENTRAL PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS — 103.0%
ASSET-BACKED SECURITIES — 4.9%
Automobiles — 2.0%
AmeriCredit Automobile Receivables Trust,
Series 2019-02, Class C
2.740%	04/18/25		2,486	$2,461,487
Series 2020-02, Class D
2.130%	03/18/26		200	187,209
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-03A, Class A, 144A
2.360%	03/20/26		1,800	1,675,276
Series 2020-02A, Class A, 144A
2.020%	02/20/27		10,176	9,221,801
Series 2021-02A, Class C, 144A
2.350%	02/20/28		6,200	5,127,043
Series 2022-04A, Class A, 144A
4.770%	02/20/29		2,900	2,800,549
Chase Auto Owner Trust,
Series 2022-AA, Class D, 144A
5.400%	06/25/30		1,300	1,238,715
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C
1.320%	07/15/25		672	664,115
Series 2020-03A, Class D
1.730%	07/15/26		200	192,683
Series 2021-03A, Class D
1.550%	06/15/27		16,800	15,246,148
Series 2022-01A, Class E, 144A
5.020%	10/15/29		5,600	4,671,033
Ford Auto Securitization Trust (Canada),
Series 2021-AA, Class C, 144A
2.700%	04/15/29	CAD	5,100	3,404,947
Ford Credit Auto Owner Trust,
Series 2020-02, Class B, 144A
1.490%	04/15/33		13,522	11,834,407
Series 2021-01, Class C, 144A
1.910%	10/17/33		1,522	1,334,173
Series 2021-02, Class C, 144A
2.110%	05/15/34		1,675	1,431,836
GMF Floorplan Owner Revolving Trust,
Series 2020-01, Class C, 144A
1.480%	08/15/25		100	96,813
Hertz Vehicle Financing III LLC,
Series 2022-01A, Class C, 144A
2.630%	06/25/26		1,200	1,064,872
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27		15,845	13,790,781
Series 2021-02A, Class B, 144A
2.120%	12/27/27		500	428,471
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25		4,435	4,097,427
Series 2021-01A, Class C, 144A
2.050%	12/26/25		400	360,322
Series 2022-02A, Class B, 144A
2.650%	06/26/28		2,400	2,056,752
JPMorgan Chase Bank, NA,
Series 2021-01, Class D, 144A
1.174%	09/25/28		417	401,325

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2021-02, Class D, 144A
1.138%	12/26/28		276	$262,362
Series 2021-02, Class E, 144A
2.280%	12/26/28		776	740,890
Series 2021-03, Class D, 144A
1.009%	02/26/29		1,500	1,406,997
Series 2021-03, Class G, 144A
9.812%	02/26/29		3,300	2,860,154
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27		10,526	10,102,543
Series 2019-01A, Class B, 144A
3.950%	11/14/28		600	555,720
Series 2021-01A, Class C, 144A
1.420%	07/14/28		1,235	1,048,916
Series 2021-01A, Class D, 144A
1.620%	11/14/30		1,875	1,563,297
Santander Bank Auto Credit-Linked Notes,
Series 2022-A, Class C, 144A
7.375%	05/15/32		354	346,202
Series 2022-C, Class E, 144A
11.366%	12/15/32		1,550	1,550,210
Santander Drive Auto Receivables Trust,
Series 2020-02, Class C
1.460%	09/15/25		881	878,499
Series 2020-02, Class D
2.220%	09/15/26		300	292,192
Series 2020-03, Class D
1.640%	11/16/26		1,200	1,150,457
Series 2021-01, Class D
1.130%	11/16/26		6,210	5,865,960
Series 2021-02, Class D
1.350%	07/15/27		4,732	4,424,141
Series 2022-05, Class C
4.740%	10/16/28		1,000	966,649
Series 2022-06, Class C
4.960%	11/15/28		700	676,935
Toyota Auto Loan Extended Note Trust,
Series 2019-01A, Class A, 144A
2.560%	11/25/31		230	221,664
World Omni Select Auto Trust,
Series 2021-A, Class D
1.440%	11/15/27		5,450	4,917,312

				123,619,285

Collateralized Debt Obligation — 0.2%
MF1 Ltd. (Cayman Islands),
Series 2022-FL08, Class A, 144A, 30 Day Average SOFR + 1.350% (Cap N/A, Floor 1.350%)
5.176%(c)	02/19/37		9,800	9,422,568

Consumer Loans — 1.1%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	2,115	1,468,894
Lending Funding Trust,
Series 2020-02A, Class A, 144A
2.320%	04/21/31		200	174,010

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28		9,960	$9,665,893
Series 2021-01A, Class A, 144A
1.900%	11/20/31		4,534	3,846,783
Series 2021-01A, Class B, 144A
2.470%	11/20/31		250	202,504
Series 2021-02A, Class C, 144A
3.090%	04/20/32		2,600	1,971,073
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32		2,073	2,045,061
Series 2020-AA, Class A, 144A
2.190%	08/21/34		400	380,677
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A
1.750%	09/14/35		9,385	8,198,458
Series 2021-01A, Class A1, 144A
1.550%	06/16/36		7,200	6,126,383
Series 2022-02A, Class D, 144A
6.550%	10/14/34		1,830	1,750,430
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25		6,415	6,332,343
Series 2019-A, Class D, 144A
6.220%	08/08/25		1,011	908,901
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A
1.210%	03/08/28		3,616	3,367,140
Series 2021-A, Class B, 144A
1.760%	03/08/28		900	833,553
Oportun Issuance Trust,
Series 2022-02, Class A, 144A
5.940%	10/09/29		11,611	11,515,461
Regional Management Issuance Trust,
Series 2022-01, Class A, 144A
3.070%	03/15/32		6,600	6,020,692
SoFi Consumer Loan Program Trust,
Series 2021-01, Class B, 144A
1.300%	09/25/30		1,700	1,595,307
Series 2021-01, Class C, 144A
1.610%	09/25/30		2,300	2,099,345
Series 2021-01, Class D, 144A
2.040%	09/25/30		2,340	2,120,434

				70,623,342

Credit Cards — 0.4%
Newday Funding Master Issuer PLC (United Kingdom),
Series 2021-01A, Class A1, 144A, SONIA + 0.970% (Cap N/A, Floor 0.000%)
4.293%(c)	03/15/29	GBP	2,916	3,487,451
Series 2021-01A, Class A2, 144A, SOFR + 1.100% (Cap N/A, Floor 0.000%)
5.304%(c)	03/15/29		2,059	2,025,788
Series 2021-02A, Class A1, 144A, SONIA + 0.800% (Cap N/A, Floor 0.000%)
4.123%(c)	07/15/29	GBP	1,800	2,140,213

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Credit Cards (cont’d.)
Series 2021-03A, Class A2, 144A, SOFR + 1.000% (Cap N/A, Floor 0.000%)
5.204%(c)	11/15/29		10,000	$9,681,800
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, 1 Month SONIA + 1.400% (Cap N/A, Floor 0.000%)
3.428%(c)	11/15/28	GBP	8,444	10,128,177

				27,463,429

Equipment — 0.1%
MMAF Equipment Finance LLC,
Series 2019-B, Class A5, 144A
2.290%	11/12/41		7,180	6,554,066

Home Equity Loans — 0.0%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
5.029%(c)	05/25/34		447	415,451
Asset-Backed Funding Certificates Trust,
Series 2004-OPT02, Class M1, 1 Month LIBOR + 0.825% (Cap N/A, Floor 0.825%)
5.214%(c)	08/25/33		3	3,438
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
5.889%(c)	03/25/43		235	227,084
EquiFirst Mortgage Loan Trust,
Series 2004-01, Class 1A1, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.480%)
4.869%(c)	01/25/34		613	579,921
GSAA Trust,
Series 2006-07, Class AF2
5.995%(cc)	03/25/46		468	194,072
Home Equity Asset Trust,
Series 2003-08, Class M1, 1 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.469%(c)	04/25/34		283	272,126
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.089%(c)	09/25/34		372	297,632
Series 2004-WMC02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
5.289%(c)	04/25/34		365	351,534
Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT01, Class A3, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)
5.109%(c)	07/25/34		81	77,826
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC07, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.439%(c)	06/25/33		112	110,860
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.409%(c)	10/25/33		47	45,761

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2003-NC01, Class M1, 1 Month LIBOR + 1.575% (Cap N/A, Floor 1.575%)
5.964%(c)	11/25/32		16	$16,026
Option One Mortgage Accept Corp., Asset-Backed Certificates,
Series 2003-05, Class A2, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
5.029%(c)	08/25/33		402	381,460

				2,973,191

Manufactured Housing — 0.0%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A
3.000%(cc)	11/25/58		1,151	1,127,766

Other — 0.4%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
6.739%(c)	04/25/23		3,980	3,737,904
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
7.189%(c)	06/25/24		22,027	20,609,294

				24,347,198

Residential Mortgage-Backed Securities — 0.4%
Ameriquest Mortgage Securities Trust,
Series 2006-R01, Class M1, 1 Month LIBOR + 0.585% (Cap N/A, Floor 0.585%)
4.974%(c)	03/25/36		214	212,171
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2004-R01, Class A2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
4.989%(c)	02/25/34		106	96,435
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W010, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
3.766%(c)	10/25/34		288	276,006
Chase Funding Trust,
Series 2003-01, Class 2A2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.660%)
5.049%(c)	11/25/32		178	174,569
Countrywide Asset-Backed Certificates Trust,
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.439%(c)	11/25/34		166	162,849
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB04, Class A6
3.891%(cc)	05/25/35		9	8,316
LSF11 Boson Investments Sarl Compartment 2 (Spain),
Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.898%(c)	11/25/60	EUR	5,544	5,651,095

Interest Rate	Maturity Date	Principal Amount (000)#			Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Merrill Lynch Mortgage Investors Trust,
Series 2003-WMC03, Class M3, 1 Month LIBOR + 2.475% (Cap N/A, Floor 2.475%)
6.864%(c)	06/25/34		161		$155,794
Series 2004-WMC03, Class M2, 1 Month LIBOR + 1.845% (Cap N/A, Floor 1.845%)
6.234%(c)	01/25/35		287		276,478
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.895%(c)	09/27/75	EUR	8,355		8,561,124
Structured Asset Investment Loan Trust,
Series 2004-BNC01, Class A4, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
4.956%(c)	09/25/34		956		910,528
TFS (Spain),
Series 2018-03
0.000%(s)	04/16/40^	EUR	—(r	)	2,114
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%
4.686%(c)	04/16/23^	EUR	7,497		7,608,045

					24,095,524

Student Loans — 0.3%
ELFI Graduate Loan Program LLC,
Series 2020-A, Class A, 144A
1.730%	08/25/45		3,391		2,924,110
Laurel Road Prime Student Loan Trust,
Series 2018-C, Class A, 144A
0.000%(cc)	08/25/43		2,615		2,427,176
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48		412		399,919
Navient Private Education Refi Loan Trust,
Series 2020-DA, Class A, 144A
1.690%	05/15/69		424		381,097
Series 2020-GA, Class A, 144A
1.170%	09/16/69		622		551,436
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48		4,742		4,403,710
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46		8,115		7,343,394

					18,430,842

TOTAL ASSET-BACKED SECURITIES (cost $317,218,589)					308,657,211

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.7%
Arbor Multifamily Mortgage Securities Trust,
Series 2021-MF02, Class A5, 144A
2.513%	06/15/54		5,000		4,046,051
Series 2021-MF03, Class A5, 144A
2.575%	10/15/54		17,100		13,853,705
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class B, 144A
4.209%(cc)	05/15/49		4,200		3,782,979

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BANK,
Series 2017-BNK04, Class A3
3.362%	05/15/50	13,328	$12,363,206
Series 2017-BNK06, Class A4
3.254%	07/15/60	1,996	1,846,175
Series 2018-BN13, Class A4
3.953%	08/15/61	7,751	7,289,924
Series 2019-BN18, Class A3
3.325%	05/15/62	1,650	1,480,786
Series 2019-BN20, Class A2
2.758%	09/15/62	9,860	8,551,421
Series 2019-BN24, Class A3
2.960%	11/15/62	1,737	1,509,007
Series 2021-BN33, Class A4
2.270%	05/15/64	3,500	2,865,548
Series 2021-BN34, Class A5
2.438%	06/15/63	2,109	1,710,679
Series 2021-BN35, Class A4
2.031%	06/15/64	3,000	2,378,150
Series 2021-BN36, Class A4
2.218%	09/15/64	28,300	22,653,502
Series 2022-BNK43, Class A5
4.399%	08/15/55	3,700	3,508,498
Series 2022-BNK43, Class ASB
4.502%(cc)	08/15/55	3,700	3,565,464
Series 2022-BNK44, Class A5
5.746%(cc)	11/15/55	18,000	18,741,933
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A
2.937%	08/14/36	1,170	1,018,489
Series 2016-ETC, Class B, 144A
3.189%	08/14/36	510	433,550
Series 2016-ETC, Class C, 144A
3.391%	08/14/36	430	353,812
Series 2016-ETC, Class D, 144A
3.609%(cc)	08/14/36	1,610	1,278,846
Series 2018-CHRS, Class D, 144A
4.267%(cc)	08/05/38	550	350,954
Series 2018-TALL, Class A, 144A, 1 Month LIBOR + 0.722% (Cap N/A, Floor 0.722%)
5.040%(c)	03/15/37	2,300	2,124,553
Series 2019-C03, Class A3
3.319%	05/15/52	5,347	4,817,359
Series 2019-C04, Class A4
2.661%	08/15/52	10,106	8,811,507
Series 2019-C05, Class A3
2.805%	11/15/52	1,000	870,275
Series 2020-C06, Class A3
2.390%	02/15/53	4,400	3,690,234
Series 2021-C11, Class A4
2.043%	09/15/54	31,900	25,553,163
Series 2022-C17, Class A5
4.441%	09/15/55	4,400	4,179,949
Series 2022-C17, Class XB, IO
0.486%(cc)	09/15/55	55,770	2,409,716

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust,
Series 2019-B10, Class A3
3.455%	03/15/62	2,300	$2,081,271
Series 2019-B12, Class A4
2.859%	08/15/52	1,850	1,612,056
Series 2019-B13, Class A3
2.701%	08/15/57	11,205	9,622,971
Series 2019-B14, Class A3
3.090%	12/15/62	950	878,745
Series 2019-B14, Class A4
2.795%	12/15/62	1,600	1,391,924
Series 2020-B20, Class A4
1.746%	10/15/53	17,500	14,104,991
Series 2020-B22, Class A4
1.685%	01/15/54	3,700	2,910,718
Series 2021-B28, Class A4
1.980%	08/15/54	3,000	2,346,695
Series 2021-B29, Class A4
2.138%	09/15/54	29,800	23,585,189
Series 2022-B36, Class A5
4.470%(cc)	07/15/55	5,200	4,947,058
BMO Mortgage Trust,
Series 2022-C03, Class A5
5.313%	09/15/54	2,600	2,617,633
BPR Trust,
Series 2021-TY, Class B, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.468%(c)	09/15/38	11,000	10,265,465
Series 2021-TY, Class C, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
6.018%(c)	09/15/38	2,650	2,434,336
Series 2021-TY, Class D, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 2.350%)
6.668%(c)	09/15/38	7,960	7,212,000
BX Commercial Mortgage Trust,
Series 2019-XL, Class D, 144A, 1 Month SOFR + 1.564% (Cap N/A, Floor 1.564%)
5.900%(c)	10/15/36	5,950	5,760,851
Series 2019-XL, Class F, 144A, 1 Month SOFR + 2.114% (Cap N/A, Floor 2.114%)
6.450%(c)	10/15/36	952	916,045
Series 2019-XL, Class G, 144A, 1 Month SOFR + 2.414% (Cap N/A, Floor 2.414%)
6.750%(c)	10/15/36	19,083	18,265,737
Series 2019-XL, Class J, 144A, 1 Month SOFR + 2.764% (Cap N/A, Floor 2.764%)
7.100%(c)	10/15/36	10,884	10,369,144
Series 2021-CIP, Class E, 144A, 1 Month LIBOR + 2.820% (Cap N/A, Floor 2.820%)
7.138%(c)	12/15/38	32,500	29,892,424
Series 2021-VOLT, Class XCP, IO, 144A
0.000%(cc)	09/15/36	329,370	19,795
BX Trust,
Series 2022-LBA06, Class E, 144A, 1 Month SOFR + 2.700% (Cap N/A, Floor 2.700%)
7.036%(c)	01/15/39	22,900	20,834,441

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-VAMF, Class E, 144A, 1 Month SOFR + 2.700% (Cap N/A, Floor 2.700%)
7.036%(c)	01/15/39	9,900	$9,205,442
Cantor Commercial Real Estate Lending,
Series 2019-CF01, Class A3
3.836%	05/15/52	3,600	3,415,977
Series 2019-CF02, Class A4
2.624%	11/15/52	19,188	16,273,326
CD Mortgage Trust,
Series 2017-CD04, Class A3
3.248%	05/10/50	2,766	2,543,596
Series 2017-CD05, Class A3
3.171%	08/15/50	9,443	8,587,548
Series 2019-CD08, Class A3
2.657%	08/15/57	17,236	14,738,393
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49	29,052	26,539,274
Series 2016-C07, Class A2
3.585%	12/10/54	9,801	9,059,710
Series 2017-C08, Class A3
3.305%	06/15/50	15,844	14,491,680
Series 2017-C08, Class A4
3.572%	06/15/50	6,200	5,714,271
CGMS Commercial Mortgage Trust,
Series 2017-B01, Class A3
3.197%	08/15/50	4,436	4,017,582
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class A4
4.131%	11/10/46	4,667	4,599,651
Series 2015-GC27, Class XB, IO
0.289%(cc)	02/10/48	76,865	389,598
Series 2015-GC31, Class A3
3.497%	06/10/48	21,371	20,348,966
Series 2015-GC31, Class A4
3.762%	06/10/48	5,140	4,909,497
Series 2017-C04, Class A3
3.209%	10/12/50	6,726	6,214,493
Series 2018-C06, Class A4
4.412%	11/10/51	4,920	4,678,316
Series 2019-GC41, Class A4
2.620%	08/10/56	6,897	5,854,781
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.046%	10/10/46	4,499	4,414,808
Series 2014-CR20, Class A3
3.326%	11/10/47	9,651	9,199,035
Series 2014-UBS04, Class A3
3.430%	08/10/47	1,464	1,462,361
Series 2014-UBS06, Class A4
3.378%	12/10/47	5,877	5,631,877
Series 2015-CR25, Class A3
3.505%	08/10/48	11,502	10,937,113
Series 2015-CR26, Class A3
3.359%	10/10/48	2,577	2,420,084
Series 2015-DC01, Class A4
3.078%	02/10/48	10,280	9,883,497

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-LC21, Class A3
3.445%	07/10/48	17,099	$16,203,571
Series 2015-LC23, Class A3
3.521%	10/10/48	29,242	27,750,047
Series 2016-COR01, Class A3
2.826%	10/10/49	19,097	17,633,076
Series 2017-COR02, Class A2
3.239%	09/10/50	3,191	2,918,682
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
6.468%(c)	05/15/36	6,075	5,875,694
Series 2019-ICE04, Class F, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)
6.968%(c)	05/15/36	4,233	4,045,049
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	29,177	26,212,570
Series 2016-NXSR, Class A4
3.795%(cc)	12/15/49	750	705,142
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3
3.231%	06/15/57	10,532	10,005,153
Series 2017-CX10, Class A4
3.191%	11/15/50	5,264	4,829,562
Series 2018-CX12, Class A3 (original cost $4,682,658; purchased 06/27/22)(f)
3.959%	08/15/51	4,845	4,555,785
Series 2019-C15, Class A3
3.779%	03/15/52	4,500	4,122,210
Series 2019-C17, Class A4
2.763%	09/15/52	1,371	1,171,375
DBGS Mortgage Trust,
Series 2018-BIOD, Class A, 144A, 1 Month LIBOR + 0.803% (Cap N/A, Floor 0.803%)
5.121%(c)	05/15/35	5,780	5,681,518
Series 2018-BIOD, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
6.236%(c)	05/15/35	3,097	2,917,880
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A
3.808%(cc)	12/10/36	1,300	1,060,926
Series 2016-85T, Class E, 144A
3.808%(cc)	12/10/36	1,200	898,738
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49	21,681	19,778,839
Series 2017-C06, Class A4
3.071%	06/10/50	2,700	2,480,819
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41	11,000	8,736,672
ELP Commercial Mortgage Trust,
Series 2021-ELP, Class F, 144A, 1 Month LIBOR + 2.667% (Cap N/A, Floor 2.667%)
6.985%(c)	11/15/38	7,750	7,021,288

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates,
Series K040, Class X1, IO
0.695%(cc)	09/25/24	1,492	$12,812
Series K052, Class X1, IO
0.636%(cc)	11/25/25	60,462	882,322
Series K055, Class X1, IO
1.346%(cc)	03/25/26	11,980	416,309
Series K058, Class X1, IO
0.915%(cc)	08/25/26	194,387	5,276,509
Series K097, Class X1, IO
1.091%(cc)	07/25/29	40,559	2,309,164
Series K098, Class X1, IO
1.144%(cc)	08/25/29	8,919	531,191
Series K101, Class X1, IO
0.835%(cc)	10/25/29	378	16,979
Series K115, Class X1, IO
1.326%(cc)	06/25/30	51,975	3,963,589
Series K121, Class X1, IO
1.024%(cc)	10/25/30	242	14,244
Series K122, Class X1, IO
0.882%(cc)	11/25/30	15,349	797,724
Series K131, Class X1, IO
0.729%(cc)	07/25/31	162,567	7,825,535
Series K736, Class X1, IO
1.289%(cc)	07/25/26	2,004	74,225
Series K741, Class X1, IO
0.571%(cc)	12/25/27	2,008	46,444
Series KG03, Class X1, IO
1.379%(cc)	06/25/30	31,260	2,407,072
Series Q001, Class XA, IO
2.116%(cc)	02/25/32	8,669	656,578
FREMF Mortgage Trust,
Series 2017-K63, Class X2A, IO, 144A
0.100%	02/25/50	1,167,837	3,450,958
Series 2017-K68, Class X2A, IO, 144A
0.100%	10/25/49	1,037,980	3,541,691
GS Mortgage Securities Corp. II,
Series 2018-GS10, Class A4
3.890%	07/10/51	1,550	1,443,263
GS Mortgage Securities Trust,
Series 2014-GC26, Class A4
3.364%	11/10/47	3,748	3,592,615
Series 2015-GC34, Class A3
3.244%	10/10/48	7,859	7,416,761
Series 2015-GS01, Class A2
3.470%	11/10/48	10,000	9,468,451
Series 2017-GS06, Class A2
3.164%	05/10/50	17,776	16,254,640
Series 2019-GC42, Class A3
2.749%	09/01/52	16,400	14,069,017
Series 2020-GC45, Class A4
2.658%	02/13/53	6,890	5,867,233
Series 2020-GC47, Class A4
2.125%	05/12/53	12,000	9,799,687
Series 2020-GSA02, Class A4
1.721%	12/12/53	989	775,853

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34	310	$295,529
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class A4
3.493%	08/15/47	2,264	2,199,996
Series 2015-C27, Class A4
3.179%	02/15/48	10,000	9,462,835
Series 2015-C30, Class A5
3.822%	07/15/48	5,000	4,763,815
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP06, Class A4
3.224%	07/15/50	6,220	5,789,768
Series 2017-JP07, Class A4
3.195%	09/15/50	3,000	2,718,223
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4
3.414%	03/15/50	1,297	1,209,242
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3
2.559%	08/15/49	1,576	1,440,853
Series 2016-JP02, Class XB, IO
1.059%(cc)	08/15/49	14,440	460,339
Series 2018-AON, Class D, 144A
4.613%(cc)	07/05/31	6,750	5,836,854
Series 2018-AON, Class E, 144A
4.613%(cc)	07/05/31	510	425,665
Series 2022-ACB, Class A, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)
5.207%(c)	03/15/39	5,000	4,830,714
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50	9,750	9,009,765
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class F, 144A, 1 Month LIBOR + 2.601% (Cap N/A, Floor 2.601%)
6.919%(c)	04/15/38	12,200	11,435,414
MHP,
Series 2022-MHIL, Class E, 144A, 1 Month SOFR + 2.611% (Cap N/A, Floor 2.611%)
6.946%(c)	01/15/27	5,733	5,287,499
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C09, Class A3
2.834%	05/15/46	1,594	1,588,934
Series 2014-C16, Class A4
3.600%	06/15/47	3,925	3,821,468
Series 2015-C21, Class A3
3.077%	03/15/48	2,097	1,990,241
Series 2015-C23, Class A4
3.719%	07/15/50	10,380	9,884,868
Series 2016-C29, Class A3
3.058%	05/15/49	215	199,665
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A4
3.809%	12/15/48	10,200	9,638,384
Series 2016-BNK02, Class A3
2.791%	11/15/49	2,800	2,541,356

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-UB12, Class A3
3.337%	12/15/49		983	$909,007
Series 2016-UB12, Class A4
3.596%	12/15/49		3,348	3,109,334
Series 2017-H01, Class A4
3.259%	06/15/50		25,000	23,061,985
Series 2017-H01, Class XB, IO
0.682%(cc)	06/15/50		175,741	4,208,962
Series 2019-H07, Class A3
3.005%	07/15/52		5,625	4,897,532
Series 2019-MEAD, Class D, 144A
3.177%(cc)	11/10/36		1,305	1,103,126
Series 2021-L05, Class A3
2.438%	05/15/54		3,945	3,237,545
Series 2021-L06, Class A3
2.196%(cc)	06/15/54		3,000	2,359,684
Series 2021-L07, Class A4
2.322%	10/15/54		16,100	12,772,021
One New York Plaza Trust,
Series 2020-01NYP, Class D, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
7.068%(c)	01/15/36		625	547,014
OPG Trust,
Series 2021-PORT, Class F, 144A, 1 Month LIBOR + 1.948% (Cap N/A, Floor 1.948%)
6.266%(c)	10/15/36		17,991	16,637,541
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36		230	199,525
Taurus DAC (United Kingdom),
Series 2021-UK4A, Class B, 144A, SONIA + 1.500% (Cap N/A, Floor 1.500%)
4.751%(c)	08/17/31	GBP	286	325,181
Series 2021-UK4A, Class C, 144A, SONIA + 1.750% (Cap N/A, Floor 1.750%)
5.001%(c)	08/17/31	GBP	381	428,087
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 2.100%)
5.351%(c)	08/17/31	GBP	19,239	20,571,183
UBS Commercial Mortgage Trust,
Series 2017-C01, Class XB, IO
0.942%(cc)	06/15/50		13,000	461,995
Series 2017-C02, Class A3
3.225%	08/15/50		1,841	1,679,456
Series 2018-C12, Class A4 (original cost $7,627,533; purchased 06/27/22)(f)
4.030%	08/15/51		7,918	7,396,124
Series 2019-C16, Class A3
3.344%	04/15/52		8,947	8,148,264
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50		2,511	2,444,422
Series 2015-LC20, Class A4
2.925%	04/15/50		11,927	11,308,850
Series 2015-NXS04, Class A3
3.452%	12/15/48		15,251	14,443,020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-C35, Class A3
2.674%	07/15/48	4,354	$3,982,025
Series 2016-LC24, Class A3
2.684%	10/15/49	1,417	1,292,514
Series 2017-C38, Class A4
3.190%	07/15/50	6,385	5,842,086
Series 2017-C40, Class A3
3.317%	10/15/50	1,330	1,221,806
Series 2017-C41, Class A3
3.210%	11/15/50	10,244	9,344,312
Series 2017-RB01, Class A4
3.374%	03/15/50	3,397	3,133,364
Series 2019-C49, Class A3
3.749%	03/15/52	9,112	8,653,346
Series 2019-C52, Class A4
2.643%	08/15/52	12,939	11,185,375
Series 2021-C59, Class A5
2.626%	04/15/54	1,296	1,066,150
Series 2021-C60, Class A3
2.061%	08/15/54	3,000	2,387,066
Series 2021-C61, Class A4
2.658%	11/15/54	2,075	1,688,710
Series 2021-FCMT, Class E, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 4.500%)
8.818%(c)	05/15/31	8,900	7,841,704

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,141,621,841)			1,111,875,005

CORPORATE BONDS — 34.0%
Aerospace & Defense — 0.7%
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.900%	02/15/31	2,230	1,726,995
Boeing Co. (The),
Sr. Unsec’d. Notes
2.700%	02/01/27	2,560	2,311,665
3.625%	02/01/31(a)	32,710	28,628,971
3.750%	02/01/50	660	454,939
3.825%	03/01/59	1,540	991,366
3.950%	08/01/59	2,455	1,647,928
5.705%	05/01/40	3,700	3,522,451
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25	651	631,592
6.950%	01/17/28	455	453,379
Gtd. Notes, 144A
6.950%	01/17/28	860	856,936
Embraer Overseas Ltd. (Brazil),
Gtd. Notes
5.696%	09/16/23	27	26,960
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28	1,015	972,704

			42,225,886

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
3.400%	02/04/41	8,565	$5,683,450
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27	4,585	4,175,040
BAT International Finance PLC (United Kingdom),
Gtd. Notes
4.448%	03/16/28	1,350	1,247,584
Gtd. Notes, 144A
3.950%	06/15/25	3,560	3,418,363
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
7.000%	08/04/41	415	407,226

			14,931,663

Airlines — 0.4%
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29	354	315,650
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26	235	223,848
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.750%	10/20/28	4,100	3,858,999
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27	3,825	3,811,271
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27	16,005	15,822,789
United Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.150%	10/11/25	929	899,781
United Airlines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.450%	06/01/29	1,262	1,121,951
United Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.100%	01/07/30(a)	1,071	965,611
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30	820	697,464

			27,717,364

Auto Manufacturers — 0.6%
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35	2,705	2,327,941
5.150%	04/01/38	4,270	3,697,887
6.250%	10/02/43	21,525	19,945,530
6.600%	04/01/36	20	19,614
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	05/09/23	1,605	1,595,858
4.300%	07/13/25	875	848,876

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Sr. Unsec’d. Notes
2.900%	02/26/25	265	$251,512
3.600%	06/21/30(a)	7,485	6,293,032
5.650%	01/17/29	315	309,165
Stellantis Finance US, Inc.,
Gtd. Notes, 144A
2.691%	09/15/31	5,585	4,261,535

			39,550,950

Auto Parts & Equipment — 0.0%
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes
2.450%	06/15/30(a)	3,480	2,882,825

Banks — 10.4%
Australia & New Zealand Banking Group Ltd. (Australia),
Jr. Sub. Notes, 144A
6.750%(ff)	06/15/26(oo)	735	730,406
Banco do Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.875%	01/11/29	1,040	968,370
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
1.849%	03/25/26	6,600	5,836,019
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(oo)(a)	6,875	6,407,947
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31(a)	1,250	1,019,686
2.687%(ff)	04/22/32	1,900	1,520,137
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	13,270	10,202,580
2.496%(ff)	02/13/31	10,360	8,416,527
2.676%(ff)	06/19/41	500	337,812
3.194%(ff)	07/23/30	2,435	2,095,657
3.824%(ff)	01/20/28	2,725	2,543,925
4.078%(ff)	04/23/40(a)	14,560	12,106,455
4.083%(ff)	03/20/51	9,280	7,329,421
4.271%(ff)	07/23/29	1,070	999,445
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32	40,425	32,365,893
Sub. Notes
6.110%	01/29/37	2,430	2,473,898
Sub. Notes, MTN
4.450%	03/03/26	6,250	6,123,343
Sub. Notes, Series L, MTN
3.950%	04/21/25	1,850	1,802,238
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.645%(ff)	06/24/31	11,025	8,596,126
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29(a)	1,855	1,742,371
Sub. Notes
4.836%	05/09/28	1,090	1,003,487
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27	4,855	4,233,549
1.675%(ff)	06/30/27	1,840	1,603,049

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
1.904%(ff)	09/30/28	5,100	$4,256,387
2.159%(ff)	09/15/29	7,225	5,888,657
2.219%(ff)	06/09/26	2,685	2,468,498
2.591%(ff)	01/20/28	4,457	3,922,216
2.871%(ff)	04/19/32	1,565	1,225,592
3.132%(ff)	01/20/33	2,835	2,228,549
3.375%	01/09/25	305	293,754
Sr. Unsec’d. Notes, 144A, MTN
3.052%(ff)	01/13/31	5,500	4,516,237
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.277%(ff)	01/20/32	500	373,883
Sr. Unsec’d. Notes, 144A, MTN
3.500%	10/23/27	285	255,808
Sub. Notes, 144A, MTN
4.500%	03/15/25	1,075	1,033,569
4.875%	04/01/26	365	346,510
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32	13,975	11,034,945
2.572%(ff)	06/03/31	25,355	20,508,687
2.666%(ff)	01/29/31	16,065	13,180,186
2.976%(ff)	11/05/30	6,450	5,421,690
3.057%(ff)	01/25/33(a)	4,240	3,423,600
3.668%(ff)	07/24/28	675	619,940
3.700%	01/12/26	655	630,231
3.785%(ff)	03/17/33	2,210	1,895,416
3.887%(ff)	01/10/28(a)	2,335	2,182,345
4.075%(ff)	04/23/29	42,831	39,498,488
Sub. Notes
4.125%	07/25/28	15	13,985
4.600%	03/09/26	1,105	1,087,314
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A, MTN
1.907%(ff)	06/16/26	7,920	7,221,009
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.750%	03/26/25	840	757,052
3.800%	06/09/23	3,530	3,458,199
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26	7,370	6,267,164
3.091%(ff)	05/14/32	1,190	818,919
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.311%(ff)	11/16/27	1,945	1,648,454
Sr. Unsec’d. Notes, SOFR + 1.219%
5.374%(c)	11/16/27	2,560	2,291,282
Sub. Notes
3.742%(ff)	01/07/33	4,040	2,873,988
Development Bank of Mongolia LLC (Mongolia),
Sr. Unsec’d. Notes
7.250%	10/23/23	800	711,150
Discover Bank,
Sr. Unsec’d. Notes
3.350%	02/06/23(a)	1,980	1,974,872
3.450%	07/27/26	2,995	2,758,650

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
First Horizon Corp.,
Sr. Unsec’d. Notes
3.550%	05/26/23	6,210	$6,161,552
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.431%(ff)	03/09/27	1,525	1,334,304
2.383%(ff)	07/21/32	15,770	12,224,821
2.600%	02/07/30(a)	795	663,629
2.615%(ff)	04/22/32(a)	4,370	3,482,527
2.650%(ff)	10/21/32	2,680	2,115,379
3.500%	04/01/25	435	418,774
3.750%	02/25/26	1,335	1,286,582
3.800%	03/15/30(a)	1,975	1,772,371
3.814%(ff)	04/23/29	4,250	3,866,610
3.850%	01/26/27	3,205	3,051,616
4.017%(ff)	10/31/38(a)	14,830	12,163,045
4.223%(ff)	05/01/29	13,345	12,429,733
Sub. Notes
5.150%	05/22/45	2,552	2,308,110
6.750%	10/01/37(a)	540	575,128
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.292%(ff)	09/12/26	455	434,516
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
1.726%(ff)	04/01/27	700	615,962
3.550%	04/09/24	455	444,962
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)	3,970	3,648,569
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)	18,645	16,555,399
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(oo)(a)	565	482,461
Jr. Sub. Notes, Series U, 3 Month LIBOR + 0.950%
5.410%(c)	01/15/87	6,682	5,453,095
Sr. Unsec’d. Notes
1.953%(ff)	02/04/32	16,085	12,312,524
2.069%(ff)	06/01/29	8,300	6,931,405
2.525%(ff)	11/19/41	43,066	28,262,090
2.545%(ff)	11/08/32	1,620	1,280,161
2.580%(ff)	04/22/32	9,460	7,568,379
2.950%	10/01/26(a)	755	704,325
2.963%(ff)	01/25/33	450	365,822
3.782%(ff)	02/01/28	1,715	1,604,134
3.960%(ff)	01/29/27(a)	545	520,270
3.964%(ff)	11/15/48	3,780	2,959,234
4.005%(ff)	04/23/29	6,715	6,220,263
4.260%(ff)	02/22/48	3,550	2,915,914
4.565%(ff)	06/14/30	657	620,383
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/11/27	1,295	1,202,590
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32	6,490	4,972,448
2.699%(ff)	01/22/31	60,170	49,795,422

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.772%(ff)	01/24/29(a)	1,220	$1,116,599
3.875%	01/27/26	1,285	1,244,430
4.431%(ff)	01/23/30	7,195	6,717,067
5.597%(ff)	03/24/51	9,075	9,063,852
Sr. Unsec’d. Notes, MTN
1.794%(ff)	02/13/32	7,175	5,378,019
2.511%(ff)	10/20/32	2,950	2,305,679
2.943%(ff)	01/21/33(a)	5,675	4,602,645
3.125%	07/27/26(a)	2,760	2,574,753
3.591%(ff)	07/22/28	695	638,806
3.971%(ff)	07/22/38	480	403,045
Sub. Notes, GMTN
4.350%	09/08/26	3,820	3,712,965
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.269%(ff)	03/22/25	1,140	1,112,335
4.892%(ff)	05/18/29	4,195	3,946,703
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26	1,350	1,175,237
2.797%(ff)	01/19/28	5,880	5,133,136
2.889%(ff)	06/09/32	1,245	950,875
3.337%(ff)	01/21/33	6,695	5,273,208
Sr. Unsec’d. Notes, 144A, MTN
3.875%	03/28/24	16,080	15,675,438
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.696%	07/16/24	5,070	4,868,141
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27(oo)	8,620	7,092,677
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.126%(ff)	08/13/30	2,615	2,217,546
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26	555	492,009
3.127%(ff)	06/03/32	425	321,086
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28(a)	25,050	22,092,011
2.572%(ff)	02/11/31	27,640	22,860,642
2.879%(ff)	10/30/30	27,055	23,001,925
3.350%(ff)	03/02/33(a)	3,235	2,720,378

			653,961,283

Beverages — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36	2,500	2,356,932
4.900%	02/01/46	13,610	12,454,500
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.600%	04/15/48	1,190	1,047,514
5.450%	01/23/39	4,245	4,232,784

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.250%	08/01/31(a)	1,015	$805,655
Keurig Dr. Pepper, Inc.,
Gtd. Notes
4.500%	04/15/52	7,035	5,895,050

			26,792,435

Building Materials — 0.1%
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29	1,690	1,531,642
4.300%	07/15/47	8,085	6,291,141
4.400%	01/30/48	1,715	1,336,226

			9,159,009

Chemicals — 0.8%
Alpek SAB de CV (Mexico),
Gtd. Notes, 144A
3.250%	02/25/31	439	364,727
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A
4.500%	01/10/28	4,120	3,688,172
4.500%	01/31/30	665	561,925
CF Industries, Inc.,
Gtd. Notes
5.150%	03/15/34	8,925	8,434,222
Eastman Chemical Co.,
Sr. Unsec’d. Notes
3.800%	03/15/25	858	832,458
Equate Petrochemical BV (Kuwait),
Gtd. Notes, 144A, MTN
4.250%	11/03/26	1,051	1,002,917
Huntsman International LLC,
Sr. Unsec’d. Notes
4.500%	05/01/29	1,622	1,457,464
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43	1,480	1,306,362
LYB International Finance III LLC,
Gtd. Notes
3.375%	10/01/40	10,100	7,173,186
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24	1,293	1,295,475
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/23	693	686,909
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24	4,105	3,966,456
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
3.750%	06/23/31	476	396,657
4.500%	10/22/25	479	465,618
5.125%	06/23/51	419	315,245
5.625%	04/25/24	777	771,561

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
1.875%	05/11/26	1,311	$1,141,635
2.875%	05/11/31	1,242	969,769
Sasol Financing USA LLC (South Africa),
Gtd. Notes
4.375%	09/18/26(a)	1,783	1,579,824
5.875%	03/27/24	9,380	9,145,500
6.500%	09/27/28	1,030	933,696
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A
3.148%	06/04/30	5,020	4,012,235

			50,502,013

Commercial Services — 0.5%
California Institute of Technology,
Sr. Unsec’d. Notes
3.650%	09/01/2119	165	105,429
4.700%	11/01/2111	220	182,442
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
5.625%	09/25/48	1,558	1,454,588
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	12/01/26	12,861	11,928,747
3.800%	11/01/25(a)	3,545	3,390,093
4.500%	02/15/45	625	511,672
7.000%	10/15/37	2,100	2,288,047
Georgetown University (The),
Unsec’d. Notes, Series A
5.215%	10/01/2118	188	164,563
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25	1,775	1,671,347
Johns Hopkins University,
Sr. Unsec’d. Notes, Series A
2.813%	01/01/60	830	521,242
Leland Stanford Junior University (The),
Unsec’d. Notes
3.647%	05/01/48	1,775	1,474,247
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116	4,103	2,973,535
4.678%	07/01/2114	1,869	1,623,759
President & Fellows of Harvard College,
Unsec’d. Notes
2.517%	10/15/50	210	136,919
3.150%	07/15/46	1,030	787,627
3.300%	07/15/56	120	89,403
PSA Treasury Pte Ltd. (Singapore),
Gtd. Notes, GMTN
2.500%	04/12/26	200	186,287
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes
3.610%	02/15/2119	100	66,217

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
University of Chicago (The),
Unsec’d. Notes, Series 20B
2.761%	04/01/45		80	$60,404
University of Southern California,
Sr. Unsec’d. Notes, Series A
3.226%	10/01/2120		80	47,286
Unsec’d. Notes, Series 2017
3.841%	10/01/47		970	803,157
Washington University (The),
Sr. Unsec’d. Notes
4.349%	04/15/2122		1,620	1,275,642
Yale University,
Unsec’d. Notes, Series 2020
1.482%	04/15/30(a)		590	471,406

				32,214,059

Diversified Financial Services — 0.6%
American Express Co.,
Jr. Sub. Notes
3.550%(ff)	09/15/26(oo)		700	575,753
BOC Aviation Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	09/18/27		200	183,163
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24		1,690	1,657,894
CDP Financial, Inc. (Canada),
Gtd. Notes
5.600%	11/25/39		2,750	2,948,273
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes, SOFR Index + 1.050%
5.296%(c)	03/03/27		5,760	5,601,911
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		3,830	3,688,445
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
2.625%	10/15/31		9,020	6,928,703
6.500%	01/20/43		345	336,886
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31		1,670	1,287,724
2.710%	01/22/29		7,920	6,595,047
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
3.950%	04/23/30		1,900	1,656,325
6.150%	12/06/28		200	202,988
Sr. Unsec’d. Notes, EMTN
3.750%	06/18/24		680	659,869
Sr. Unsec’d. Notes, GMTN
1.841%	09/21/28	EUR	1,150	975,043
Western Union Co. (The),
Sr. Unsec’d. Notes
1.350%	03/15/26		6,444	5,646,215

				38,944,239

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric — 1.5%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.800%	10/01/47	1,575	$1,146,514
Ameren Illinois Co.,
Sr. Sec’d. Notes
4.150%	03/15/46	975	821,377
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	09/01/44	775	704,454
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage
3.950%	03/01/48	590	485,324
CMS Energy Corp.,
Jr. Sub. Notes
4.750%(ff)	06/01/50	1,510	1,310,547
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
3.348%	02/09/31(a)	2,663	2,074,311
4.688%	05/15/29	7,063	6,214,557
Commonwealth Edison Co.,
First Mortgage
3.700%	03/01/45	475	370,031
4.000%	03/01/48	775	638,350
4.350%	11/15/45	1,080	923,870
6.450%	01/15/38	715	786,159
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/46	1,020	793,380
Consumers Energy Co.,
First Mortgage
4.050%	05/15/48	1,245	1,037,962
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series D
2.850%	08/15/26	405	374,075
DTE Energy Co.,
Sr. Unsec’d. Notes, Series C
2.529%	10/01/24	3,025	2,887,520
Duke Energy Corp.,
Jr. Sub. Notes
3.250%(ff)	01/15/82	7,865	5,775,190
Sr. Unsec’d. Notes
2.650%	09/01/26(a)	1,385	1,279,538
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46	690	527,980
Enel SpA (Italy),
Jr. Sub. Notes, 144A
8.750%(ff)	09/24/73	900	900,430
Entergy Louisiana LLC,
Collateral Trust
4.000%	03/15/33	2,255	2,032,824
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A
7.125%	02/11/25	2,857	2,592,370
Sr. Unsec’d. Notes, 144A, MTN
6.750%	08/06/23	600	575,737

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Evergy Metro, Inc.,
Mortgage
4.200%	03/15/48		915	$726,918
Eversource Energy,
Sr. Unsec’d. Notes, Series H
3.150%	01/15/25		780	750,807
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25		660	641,719
5.450%	07/15/44		75	69,718
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series HE
8.625%	06/15/29		335	403,762
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
2.300%	06/01/30		4,155	3,380,666
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		2,087	1,955,649
Mexico Generadora de Energia S de rl (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	12/06/32		1,541	1,476,077
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A
5.638%	03/15/40		697	679,965
Northern States Power Co.,
First Mortgage
3.600%	09/15/47		1,515	1,172,189
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A
2.000%	12/02/25(a)		3,164	2,819,670
2.450%	12/02/27		2,625	2,177,253
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
4.250%	02/26/26		850	818,019
Oglethorpe Power Corp.,
First Mortgage
3.750%	08/01/50		705	505,890
Ohio Power Co.,
Sr. Unsec’d. Notes
4.000%	06/01/49		1,250	989,907
Pacific Gas & Electric Co.,
First Mortgage
4.550%	07/01/30		11,630	10,542,668
4.950%	07/01/50		765	599,344
PECO Energy Co.,
First Mortgage
3.700%	09/15/47		2,120	1,665,595
First Ref. Mortgage
4.800%	10/15/43		910	810,630
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28		3,263	2,936,016
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes
2.875%	10/25/25	EUR	680	701,201

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Sr. Unsec’d. Notes, 144A
1.875%	11/05/31	EUR	2,376	$1,812,642
Puget Energy, Inc.,
Sr. Sec’d. Notes
4.100%	06/15/30		5,685	5,086,229
San Diego Gas & Electric Co.,
First Mortgage
3.950%	11/15/41		375	288,921
Sempra Energy,
Jr. Sub. Notes
4.125%(ff)	04/01/52		6,217	4,895,578
Southern California Edison Co.,
First Ref. Mortgage
3.900%	12/01/41		1,492	1,116,958
4.000%	04/01/47		6,075	4,769,929
Southern Co. (The),
Jr. Sub. Notes, Series B, 3 Month LIBOR + 3.630%
8.399%(c)	03/15/57		342	342,000
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41		345	311,347
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.700%	01/30/27		6,355	5,784,678

				94,484,445

Electronics — 0.1%
TD SYNNEX Corp.,
Sr. Unsec’d. Notes
1.750%	08/09/26		7,470	6,349,291

Engineering & Construction — 0.1%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
4.250%	10/31/26		439	416,858
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		2,205	2,007,653
4.250%	10/31/26		2,251	2,137,465
5.500%	07/31/47		3,645	2,806,650

				7,368,626

Entertainment — 0.2%
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
5.050%	03/15/42		8,835	6,794,124
5.141%	03/15/52		4,405	3,234,522
5.391%	03/15/62		2,205	1,615,286

				11,643,932

Foods — 0.6%
Campbell Soup Co.,
Sr. Unsec’d. Notes
2.375%	04/24/30(a)		4,120	3,421,017
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
3.000%	05/15/32		3,485	2,680,856
5.125%	02/01/28		2,700	2,561,105

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30(a)		4,536	$4,315,884
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46		3,080	2,515,871
4.625%	10/01/39		920	807,661
4.875%	10/01/49(a)		499	435,462
5.000%	06/04/42		2,767	2,499,625
5.200%	07/15/45		5,445	5,017,365
6.500%	02/09/40		2,950	3,123,805
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/44		815	659,166
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
4.250%	04/15/31		5,350	4,553,799
5.875%	09/30/27(a)		2,425	2,376,351

				34,967,967

Forest Products & Paper — 0.1%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
4.500%	08/01/24		225	220,894
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
7.375%	12/01/25		1,220	1,294,611
Inversiones CMPC SA (Chile),
Gtd. Notes, 144A
3.850%	01/13/30		1,557	1,404,025
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31		6,020	5,025,947

				7,945,477

Gas — 0.1%
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
5.850%	01/15/41		405	407,377
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/29		2,080	1,910,605
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43		1,550	1,272,652

				3,590,634

Healthcare-Products — 0.2%
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/30(a)		5,675	4,868,725
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	2,755	1,993,223
Medtronic Global Holdings SCA,
Gtd. Notes
1.375%	10/15/40	EUR	995	686,359
1.625%	10/15/50	EUR	915	577,633

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
2.250%	03/07/39	EUR	445	$367,126
Stryker Corp.,
Sr. Unsec’d. Notes
2.125%	11/30/27	EUR	430	428,242
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	1,340	967,089
1.875%	10/01/49	EUR	885	597,745

				10,486,142

Healthcare-Services — 1.5%
AdventHealth Obligated Group,
Unsec’d. Notes, Series E
2.795%	11/15/51		1,382	880,498
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes
3.387%	10/15/49		105	75,278
4.272%	08/15/48		1,320	1,101,140
Unsec’d. Notes, Series 2020
2.211%	06/15/30		1,455	1,198,532
3.008%	06/15/50		2,445	1,628,528
Aetna, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/42		1,043	903,170
6.750%	12/15/37		2,170	2,318,063
Ascension Health,
Sr. Unsec’d. Notes
3.945%	11/15/46		315	262,047
Sr. Unsec’d. Notes, Series B
2.532%	11/15/29		745	638,258
3.106%	11/15/39		2,480	1,894,393
BayCare Health System, Inc.,
Sr. Unsec’d. Notes, Series 2020
3.831%	11/15/50		1,411	1,122,005
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		1,190	923,635
Cleveland Clinic Foundation (The),
Unsec’d. Notes
4.858%	01/01/2114		415	356,425
CommonSpirit Health,
Sr. Sec’d. Notes
2.760%	10/01/24		8,230	7,892,289
Hackensack Meridian Health, Inc.,
Sec’d. Notes, Series 2020
2.675%	09/01/41		4,200	2,897,341
HCA, Inc.,
Gtd. Notes
4.125%	06/15/29(a)		5,335	4,870,336
5.000%	03/15/24		3,380	3,361,466
5.125%	06/15/39		3,565	3,177,876
5.375%	02/01/25		1,405	1,403,485
5.625%	09/01/28		42	41,797
Sr. Sec’d. Notes
4.500%	02/15/27		10,265	9,882,620

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A
2.200%	06/01/30	7,560	$6,051,997
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes
3.970%	11/01/48	1,085	895,648
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47	3,785	3,213,397
Gtd. Notes, Series 2019
3.266%	11/01/49	80	57,605
Unsec’d. Notes, Series 2021
2.810%	06/01/41	965	699,621
Mayo Clinic,
Unsec’d. Notes, Series 2016
4.128%	11/15/52	1,490	1,252,754
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes
4.125%	07/01/52	70	57,893
Unsec’d. Notes, Series 2020
2.955%	01/01/50	4,415	2,937,947
Methodist Hospital (The),
Unsec’d. Notes, Series 20A
2.705%	12/01/50	3,325	2,075,034
Montefiore Obligated Group,
Unsec’d. Notes
4.287%	09/01/50	885	529,612
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.063%	08/01/56	835	670,856
4.763%	08/01/2116	370	315,756
Unsec’d. Notes, Series 2019
3.954%	08/01/2119	5,095	3,562,791
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47	9,810	8,124,113
OhioHealth Corp.,
Unsec’d. Notes, Series 2020
3.042%	11/15/50	245	170,973
Orlando Health Obligated Group,
Sr. Unsec’d. Notes
3.327%	10/01/50	2,276	1,569,991
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2018
4.787%	11/15/48	150	123,754
Piedmont Healthcare, Inc.,
Sec’d. Notes
2.864%	01/01/52	2,155	1,330,922
Sec’d. Notes, Series 2042
2.719%	01/01/42	2,720	1,846,463
Presbyterian Healthcare Services,
Unsec’d. Notes
4.875%	08/01/52	949	884,553
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.800%	06/30/31	2,686	2,248,438
3.500%	03/30/25	1,650	1,591,316

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
5.750%	01/30/40		1,126	$1,057,646
Texas Health Resources,
Sec’d. Notes
4.330%	11/15/55(a)		355	301,315
Sec’d. Notes, Series 2019
3.372%	11/15/51		235	167,788
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.050%	05/15/41		740	557,534
4.625%	11/15/41		2,575	2,368,769
Willis-Knighton Medical Center,
Sec’d. Notes, Series 2018
4.813%	09/01/48		315	279,201

				91,772,869

Insurance — 0.8%
Arch Capital Finance LLC,
Gtd. Notes
5.031%	12/15/46		950	817,904
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43		1,185	1,058,178
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.900%	05/01/29		420	384,003
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes
4.868%	06/01/44		2,230	1,897,653
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		17,480	14,210,422
Sr. Unsec’d. Notes, 144A
5.625%	08/16/32		2,062	1,915,349
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24	EUR	1,410	1,468,421
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29		26,283	24,634,501
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37		730	716,458
7.000%	06/15/40		1,625	1,682,367
Markel Corp.,
Sr. Unsec’d. Notes
4.150%	09/17/50		1,310	1,000,763
5.000%	03/30/43		250	214,589
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.625%	09/30/59		596	412,867
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42		80	66,889
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34		510	548,692

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		2,915	$2,666,799
6.850%	12/16/39		84	92,345

				53,788,200

Internet — 0.2%
Prosus NV (China),
Gtd. Notes, 144A
4.850%	07/06/27(a)		1,840	1,745,470
United Group BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.250%	02/01/30	EUR	10,825	8,679,997

				10,425,467

Iron/Steel — 0.0%
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
3.250%	01/15/31		135	115,578
3.450%	04/15/30		805	708,544

				824,122

Lodging — 0.2%
Gohl Capital Ltd. (Malaysia),
Gtd. Notes
4.250%	01/24/27		1,810	1,608,977
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
1.300%	10/01/23		3,915	3,796,051
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series FF
4.625%	06/15/30(a)		1,610	1,503,611
Sr. Unsec’d. Notes, Series II
2.750%	10/15/33		4,450	3,412,166
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.625%	08/08/25		2,600	2,496,000
5.900%	08/08/28		200	187,818
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.625%	08/26/28		1,068	902,343

				13,906,966

Machinery-Diversified — 0.1%
Flowserve Corp.,
Sr. Unsec’d. Notes
2.800%	01/15/32		4,025	3,007,663
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.950%	09/15/28		945	908,286

				3,915,949

Media — 1.1%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.700%	04/01/51		750	456,565

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
3.900%	06/01/52	24,435	$15,411,688
5.050%	03/30/29	7,445	7,000,421
5.375%	04/01/38	2,955	2,483,030
5.375%	05/01/47	1,805	1,422,247
6.384%	10/23/35	6,090	5,947,522
6.484%	10/23/45	5,775	5,233,628
Comcast Corp.,
Gtd. Notes
3.750%	04/01/40	5,035	4,157,206
3.950%	10/15/25	670	655,918
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.600%	06/15/31	4,225	3,361,408
3.150%	08/15/24	845	813,510
Discovery Communications LLC,
Gtd. Notes
4.000%	09/15/55	2,044	1,231,422
5.300%	05/15/49	14,345	10,872,883
Paramount Global,
Sr. Unsec’d. Notes
4.600%	01/15/45	12,660	8,887,049

			67,934,497

Mining — 0.3%
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.750%	05/01/43	370	374,226
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39	4,835	4,956,610
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
5.315%	04/14/32	3,005	2,757,418
Kinross Gold Corp. (Canada),
Gtd. Notes
4.500%	07/15/27	925	875,415
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30	9,815	7,890,358

			16,854,027

Miscellaneous Manufacturing — 0.2%
Teledyne Technologies, Inc.,
Gtd. Notes
2.750%	04/01/31(a)	13,010	10,657,655
Textron, Inc.,
Sr. Unsec’d. Notes
2.450%	03/15/31(a)	5,450	4,365,365

			15,023,020

Multi-National — 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23	765	764,617

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Multi-National (cont’d.)
Inter-American Development Bank (Supranational Bank),
Notes
6.800%	10/15/25	675	$713,392

			1,478,009

Oil & Gas — 3.2%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	6,405	5,210,610
Sr. Unsec’d. Notes, 144A
2.875%	01/15/26	840	774,703
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
4.375%(ff)	06/22/25(oo)	11,465	10,928,394
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.250%	03/15/38	2,975	2,947,634
6.450%	06/30/33	2,760	2,822,211
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	02/15/52	360	252,818
5.250%	06/15/37	15,835	14,461,744
5.400%	06/15/47	1,165	1,052,071
6.750%	11/15/39	1,887	1,949,593
6.800%	09/15/37	1,935	1,986,403
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25	2,220	2,170,061
ConocoPhillips Co.,
Gtd. Notes
4.150%	11/15/34	165	143,705
4.300%	11/15/44	580	502,321
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23(a)	485	483,296
Gtd. Notes, 144A
2.268%	11/15/26	745	646,080
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41	4,475	4,180,883
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26	26,444	24,634,628
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	09/18/23	6,379	6,327,968
6.875%	04/29/30(a)	3,849	3,483,345
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24	3,925	3,779,775
4.875%	03/30/26(a)	3,481	3,194,470
5.375%	03/30/28	5,540	4,936,832
5.875%	03/30/31	140	121,258
EQT Corp.,
Sr. Unsec’d. Notes, 144A
3.125%	05/15/26	3,970	3,655,134

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Equinor ASA (Norway),
Gtd. Notes
3.700%	04/06/50		305	$241,983
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
2.900%	09/29/31		5,325	4,311,270
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25		2,288	2,202,629
4.750%	04/19/27		200	182,725
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
6.125%	06/30/25		876	854,271
6.500%	06/30/27		1,025	997,133
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
3.800%	04/01/28		16,930	15,648,470
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.250%	03/17/24		16	16,048
6.625%	01/16/34	GBP	3,660	3,829,627
Gtd. Notes, EMTN
6.250%	12/14/26	GBP	1,515	1,764,364
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.500%	01/23/26		1,088	986,816
4.750%	02/26/29	EUR	7,723	6,462,794
5.350%	02/12/28		900	756,900
5.950%	01/28/31		4,553	3,442,068
6.350%	02/12/48		4,162	2,526,594
6.375%	01/23/45		1,618	998,711
6.490%	01/23/27(a)		4,297	3,923,161
6.500%	03/13/27		7,317	6,649,324
6.500%	01/23/29(a)		2,735	2,335,307
6.625%	06/15/35		134	96,708
6.840%	01/23/30		3,303	2,731,581
6.875%	10/16/25		131	127,422
Gtd. Notes, EMTN
2.750%	04/21/27	EUR	1,000	838,497
3.750%	02/21/24	EUR	1,625	1,701,213
4.875%	02/21/28	EUR	7,895	6,899,879
5.125%	03/15/23	EUR	345	369,767
Gtd. Notes, MTN
4.625%	09/21/23		2,937	2,878,701
6.750%	09/21/47		461	293,602
6.875%	08/04/26		3,026	2,876,213
Phillips 66 Co.,
Gtd. Notes, 144A
3.605%	02/15/25(a)		985	953,532
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30		1,690	1,326,117
2.150%	01/15/31(a)		6,545	5,190,872
QatarEnergy Trading LLC (Qatar),
Sr. Unsec’d. Notes, 144A
1.375%	09/12/26		1,165	1,029,787
3.125%	07/12/41		2,255	1,724,088

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
SA Global Sukuk Ltd. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.694%	06/17/31	200	$170,350
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
3.649%	04/29/31	13,275	10,565,699
Sinopec Group Overseas Development 2014 Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24	814	807,740
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	03/04/51(a)	270	195,005
6.500%	06/15/38	1,108	1,134,366
6.800%	05/15/38	1,385	1,449,050
Thaioil Treasury Center Co. Ltd. (Thailand),
Gtd. Notes, 144A, MTN
4.875%	01/23/43	1,247	951,071

			203,087,392

Oil & Gas Services — 0.1%
Cameron International Corp.,
Gtd. Notes
5.950%	06/01/41	1,330	1,190,961
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28	6,297	5,881,853

			7,072,814

Pharmaceuticals — 1.8%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.800%	03/15/25	1,230	1,199,033
4.050%	11/21/39	25,035	21,440,462
4.250%	11/21/49	4,495	3,778,349
4.500%	05/14/35	6,630	6,172,211
4.550%	03/15/35	3,945	3,687,902
4.700%	05/14/45	1,745	1,558,782
4.850%	06/15/44	165	151,118
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
3.250%	03/01/25	470	452,934
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.200%	07/15/34(a)	750	647,430
4.250%	12/15/25	1,875	1,820,804
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40	870	597,172
4.125%	06/15/39(a)	2,070	1,845,459
4.625%	05/15/44	675	620,105
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27	1,080	1,013,515
4.375%	10/15/28	1,150	1,109,316
Sr. Unsec’d. Notes
3.200%	03/15/40	2,120	1,603,683
3.400%	03/15/51	12,170	8,695,682

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
CVS Health Corp.,
Sr. Unsec’d. Notes
2.700%	08/21/40	23,770	$16,283,111
3.250%	08/15/29	10,170	9,098,513
4.780%	03/25/38	90	82,464
5.050%	03/25/48(a)	390	352,041
5.300%	12/05/43	1,160	1,086,478
Mylan, Inc.,
Gtd. Notes
5.400%	11/29/43	2,200	1,742,754
Gtd. Notes, 144A
3.125%	01/15/23	600	599,282
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
3.025%	07/09/40	750	550,722
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	7,345	5,565,442
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	26,215	17,568,308
4.000%	06/22/50	4,095	2,536,646

			111,859,718

Pipelines — 1.7%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	1,400	1,172,072
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp.,
Gtd. Notes, 144A
4.150%	08/15/26	1,555	1,486,169
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes
4.600%	12/15/44	165	135,563
Energy Transfer LP,
Sr. Unsec’d. Notes
4.950%	06/15/28	3,980	3,844,279
5.000%	05/15/50	1,995	1,610,590
5.300%	04/15/47	270	225,890
5.400%	10/01/47	5,353	4,556,153
5.875%	01/15/24(a)	1,025	1,027,601
6.000%	06/15/48	6,575	5,930,790
6.125%	12/15/45	210	194,735
6.250%	04/15/49	2,640	2,465,463
6.500%	02/01/42	2,495	2,465,097
Enterprise Products Operating LLC,
Gtd. Notes
4.900%	05/15/46	2,020	1,769,931
5.950%	02/01/41	540	539,167
6.125%	10/15/39	790	812,303
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	03/30/38	2,186	2,048,447
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.300%	10/01/31	6,650	5,099,869
2.550%	07/01/30	3,725	3,012,592

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Gulfstream Natural Gas System LLC,
Sr. Unsec’d. Notes, 144A
6.190%	11/01/25	625	$626,611
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.700%	11/01/42	540	447,328
5.500%	03/01/44	3,798	3,446,350
Kinder Morgan, Inc.,
Gtd. Notes
3.250%	08/01/50	3,135	2,032,999
5.050%	02/15/46	5,840	4,977,897
5.550%	06/01/45	540	494,789
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.200%	03/15/25	1,875	1,785,576
3.950%	03/01/50	2,010	1,480,998
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38	855	718,614
4.700%	04/15/48	1,145	913,460
4.875%	06/01/25	1,785	1,764,431
4.950%	03/14/52	6,540	5,370,424
5.200%	03/01/47	6,580	5,593,613
Northern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A
3.400%	10/16/51	2,900	1,967,893
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37	3,955	4,006,075
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	1,000	839,096
3.400%	09/01/29	1,720	1,487,040
4.450%	09/01/49	3,563	2,667,803
4.500%	03/15/50	900	675,238
4.950%	07/13/47	2,110	1,712,650
5.200%	07/15/48	6,325	5,299,937
6.350%	01/15/31	2,370	2,415,197
Targa Resources Corp.,
Gtd. Notes
4.950%	04/15/52	1,350	1,073,151
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.500%	03/01/30	3,370	3,175,781
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	09/15/25	2,190	2,127,975
4.300%	03/04/24	2,275	2,245,157
4.900%	01/15/45	2,882	2,451,121
5.100%	09/15/45(a)	575	502,943
5.300%	08/15/52	2,635	2,373,684
5.400%	03/04/44	2,840	2,591,085

			105,661,627

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) — 2.2%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.250%	04/01/28	1,740	$1,447,072
2.500%	08/16/31	5,150	3,943,184
4.050%	07/01/30	13,512	11,876,366
4.125%	05/15/29	3,500	3,127,202
Broadstone Net Lease LLC,
Gtd. Notes
2.600%	09/15/31	4,780	3,581,460
Corporate Office Properties LP,
Gtd. Notes
2.750%	04/15/31	14,685	10,992,891
2.900%	12/01/33	1,545	1,088,387
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/31	510	433,757
5.375%	04/15/26(a)	12,160	11,990,416
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/31	2,955	2,469,251
Highwoods Realty LP,
Sr. Unsec’d. Notes
2.600%	02/01/31	1,475	1,090,194
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series J
2.900%	12/15/31	4,420	3,383,755
Invitation Homes Operating Partnership LP,
Gtd. Notes
2.000%	08/15/31	1,000	738,073
2.300%	11/15/28	4,800	3,966,697
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.700%	10/01/30	6,235	5,088,071
Realty Income Corp.,
Sr. Unsec’d. Notes
3.100%	12/15/29	13,130	11,469,232
3.250%	01/15/31	3,100	2,688,451
3.400%	01/15/28	8,390	7,726,380
Spirit Realty LP,
Gtd. Notes
2.700%	02/15/32	3,700	2,743,484
3.400%	01/15/30(a)	8,720	7,257,749
Sun Communities Operating LP,
Gtd. Notes
2.300%	11/01/28	2,800	2,339,496
2.700%	07/15/31	2,200	1,732,091
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25	545	515,511
4.125%	08/15/30	20	17,481
4.250%	12/01/26	305	284,631
4.500%	09/01/26(a)	3,406	3,213,260
4.625%	06/15/25	651	624,192
4.625%	12/01/29	375	341,216
5.625%	05/01/24	2,815	2,795,883
5.750%	02/01/27	65	63,316

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Welltower, Inc.,
Sr. Unsec’d. Notes
2.800%	06/01/31	20,195	$16,088,743
3.100%	01/15/30	3,400	2,870,762
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.250%	04/01/33	13,255	9,830,236

			137,818,890

Retail — 0.1%
AutoNation, Inc.,
Sr. Unsec’d. Notes
4.750%	06/01/30(a)	3,165	2,832,230
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31	530	410,245
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.200%	05/15/28	2,910	2,792,098
Falabella SA (Chile),
Sr. Unsec’d. Notes, 144A
4.375%	01/27/25	200	193,537
JSM Global Sarl (Brazil),
Gtd. Notes, 144A
4.750%	10/20/30	1,025	665,161

			6,893,271

Semiconductors — 0.5%
Broadcom, Inc.,
Gtd. Notes, 144A
3.500%	02/15/41	16,350	11,705,210
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	2,075	1,522,337
3.187%	11/15/36	12,110	8,740,263
3.419%	04/15/33	5,000	4,013,410
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes
2.500%	05/11/31	3,545	2,791,244
3.400%	05/01/30	500	429,781

			29,202,245

Software — 0.3%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.100%	03/01/41	4,460	3,088,688
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.500%	07/01/29	16,345	14,728,940
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50	16	10,663
2.921%	03/17/52	29	20,662

			17,848,953

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications — 2.0%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.250%	02/01/32	6,475	$5,076,974
2.550%	12/01/33	650	499,850
3.500%	06/01/41	14,600	10,896,262
3.500%	09/15/53	9,478	6,448,542
3.550%	09/15/55	2,264	1,529,148
3.650%	09/15/59	23,320	15,786,836
4.500%	05/15/35	620	563,900
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $2,010,031; purchased 06/27/22)(f)
8.000%	12/31/26	2,900	1,272,919
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000% (original cost $5,468,034; purchased 06/27/22 - 12/15/22)(f)
13.000%	12/31/25(a)	6,292	3,271,825
Sr. Sec’d. Notes, 144A (original cost $1,836,020; purchased 06/27/22)(f)
8.750%	05/25/24	1,540	1,319,395
8.750%	05/25/24	430	368,940
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $4,675,255; purchased 06/27/22)(f)
6.750%	03/01/23	6,600	2,508,000
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27(a)	3,720	3,151,538
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26	50	45,536
2.250%	11/15/31	3,150	2,477,149
2.550%	02/15/31	52,390	42,694,008
2.625%	02/15/29	380	322,533
2.875%	02/15/31	286	236,121
3.000%	02/15/41	910	642,407
3.875%	04/15/30	2,490	2,260,237
4.500%	04/15/50	900	743,129
4.750%	02/01/28	35	34,101
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40	8,155	5,504,754
3.400%	03/22/41	22,445	16,902,358

			124,556,462

Transportation — 0.1%
Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
3.570%	01/21/32	3,680	3,150,411
Kansas City Southern,
Gtd. Notes
3.500%	05/01/50	3,555	2,537,459
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34	95	91,652

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.799%	04/06/71	845	$623,823

			6,403,345

TOTAL CORPORATE BONDS (cost $2,229,456,040)			2,142,046,083

MUNICIPAL BONDS — 1.1%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	765	708,629

Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41	830	809,535

California — 0.3%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	4,270	4,916,154
City of Los Angeles Department of Airports,
Taxable, Revenue Bonds, BABs
6.582%	05/15/39	4,495	4,921,998
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs
5.716%	07/01/39	1,165	1,239,103
Los Angeles Department of Water & Power, Water System Revenue,
Taxable, Revenue Bonds, BABs, Series C
6.008%	07/01/39	4,145	4,473,714
State of California,
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40	200	251,770
7.550%	04/01/39	165	208,448
University of California,
Taxable, Revenue Bonds, Series AP
3.931%	05/15/45	340	301,131
Taxable, Revenue Bonds, Series AQ
4.767%	05/15/2115	883	725,861
Taxable, Revenue Bonds, Series J
4.131%	05/15/45	360	315,988

			17,354,167

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	955	1,028,395

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds, Series A
4.814%	10/01/2114	550	475,866

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.655%	04/01/57	1,727	1,836,311

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Illinois — 0.0%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	325	$362,110
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue,
Taxable, Revenue Bonds, Series A
6.899%	12/01/40	585	646,394
State of Illinois,
General Obligation Unlimited, Taxable
5.100%	06/01/33	470	449,458

			1,457,962

Maryland — 0.0%
Maryland State Transportation Authority,
Revenue Bonds, BABs
5.888%	07/01/43	750	793,474

Michigan — 0.2%
Michigan Finance Authority,
Taxable, Revenue Bonds
3.384%	12/01/40	2,055	1,634,782
Michigan State University,
Taxable, Revenue Bonds, Series A
4.165%	08/15/2122	6,285	4,642,445
University of Michigan,
Taxable, Revenue Bonds, Series A
3.504%	04/01/52	1,122	875,315
4.454%	04/01/2122	4,350	3,534,998

			10,687,540

Missouri — 0.0%
Curators of the University of Missouri (The),
Revenue Bonds, BABs
5.792%	11/01/41	135	144,423

New Jersey — 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	2,240	2,691,998
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	552	682,671
Rutgers The State University of New Jersey,
Taxable, Revenue Bonds, BABs, Series H
5.665%	05/01/40	785	805,883

			4,180,552

New York — 0.2%
Metropolitan Transportation Authority,
Taxable, Revenue Bonds, BABs
6.687%	11/15/40	1,500	1,565,571
New York City Municipal Water Finance Authority,
Taxable, Revenue Bonds, BABs
5.882%	06/15/44	675	740,064
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	425	439,323
New York State Urban Development Corp.,
Taxable, Revenue Bonds, BABs
5.838%	03/15/40	2,000	2,054,245
5.770%	03/15/39	1,950	2,004,622

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New York (cont’d.)
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174
4.458%	10/01/62	4,930	$4,301,272
Consolidated, Taxable, Revenue Bonds, Series 192
4.810%	10/15/65	895	833,344
Consolidated, Taxable, Revenue Bonds, Series 210
4.031%	09/01/48	415	346,471

			12,284,912

Ohio — 0.1%
American Municipal Power, Inc.,
Taxable, Revenue Bonds, BABs, Series B
8.084%	02/15/50	1,065	1,366,488
Ohio State University (The),
Taxable, Revenue Bonds, Series A
4.048%	12/01/56	170	143,680
4.800%	06/01/2111	2,205	1,852,881

			3,363,049

Pennsylvania — 0.1%
Pennsylvania State University (The),
Taxable, Revenue Bonds, Series D
2.840%	09/01/50	190	129,895
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39	1,245	1,342,109
Revenue Bonds, BABs, Series B
5.511%	12/01/45	2,800	2,815,481

			4,287,485

Puerto Rico — 0.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1
5.000%	07/01/58	1,525	1,379,567

Texas — 0.0%
City of San Antonio Electric & Gas Systems Revenue,
Revenue Bonds, BABs
5.985%	02/01/39	155	166,810
Taxable, Revenue Bonds
4.427%	02/01/42	1,005	916,510
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series C
2.919%	11/01/50	825	577,258
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	920	687,160

			2,347,738

Virginia — 0.1%
University of Virginia,
Taxable, Revenue Bonds, Series B
2.584%	11/01/51	315	200,792

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Virginia (cont’d.)
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	3,720	$2,744,960

			2,945,752

TOTAL MUNICIPAL BONDS (cost $71,114,776)			66,085,357

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.5%
Banc of America Funding Corp.,
Series 2015-R03, Class 2A1, 144A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)
4.519%(c)	02/27/37	83	82,615
Banc of America Funding Trust,
Series 2006-I, Class 4A1
3.860%(cc)	10/20/46	23	19,213
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
6.725%(c)	09/26/45	2	1,835
Series 2015-R09, Class 1A1, 144A
2.409%(cc)	12/26/46	147	146,651
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-04, Class 3A1
3.992%(cc)	08/25/35	103	93,825
Bellemeade Re Ltd.,
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
6.239%(c)	10/25/28	38	37,522
Series 2019-01A, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
6.139%(c)	03/25/29	68	68,197
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
5.989%(c)	07/25/29	1,526	1,525,520
Series 2019-04A, Class M1C, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
6.889%(c)	10/25/29	289	288,419
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
8.387%(c)	08/26/30	21	20,873
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
8.089%(c)	10/25/30	311	312,996
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
7.989%(c)	06/25/30	9,879	9,869,438
Series 2021-02A, Class M1B, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 1.500%)
5.428%(c)	06/25/31	411	394,688
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)
5.328%(c)	09/25/31	950	899,665
Series 2022-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)
6.078%(c)	01/26/32	2,420	2,304,302
Series 2022-01, Class M1C, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
7.628%(c)	01/26/32	5,870	4,902,022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
BVRT Financing Trust,
Series 2021-04, Class F, 144A, 1 Month SOFR + 2.000%
5.807%(c)	09/12/26^	11,101	$11,045,927
Central Park Funding Trust,
Series 2021-03, Class PT, 144A, 1 Month LIBOR + 2.950% (Cap N/A, Floor 2.950%)
7.005%(c)	03/01/23	5,427	5,371,825
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A
3.632%(cc)	09/25/47	469	410,530
Series 2022-A, Class A1, 144A
6.170%	09/25/62	777	759,019
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1B1, 144A, 1 Month LIBOR + 4.350% (Cap N/A, Floor 0.000%)
8.739%(c)	04/25/31	1,800	1,829,014
Series 2018-R07, Class 1M2, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 0.000%)
6.789%(c)	04/25/31	60	60,143
Series 2019-R02, Class 1M2, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
6.689%(c)	08/25/31	78	78,135
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)
6.539%(c)	09/25/31	238	237,895
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
6.489%(c)	10/25/39	53	52,592
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
6.439%(c)	01/25/40	1,225	1,216,076
Series 2020-R02, Class 2M2, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
6.389%(c)	01/25/40	401	395,368
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)
7.028%(c)	10/25/41	5,840	5,488,791
Series 2021-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 0.000%)
5.478%(c)	10/25/41	1,630	1,588,528
Series 2021-R03, Class 1B1, 144A, 30 Day Average SOFR + 2.750% (Cap N/A, Floor 2.750%)
6.678%(c)	12/25/41	500	461,250
Series 2022-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
7.078%(c)	12/25/41	3,770	3,538,612
Series 2022-R02, Class 2B1, 144A, 30 Day Average SOFR + 4.500% (Cap N/A, Floor 0.000%)
8.428%(c)	01/25/42	900	851,377
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)
10.178%(c)	03/25/42	2,275	2,365,369
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)
9.178%(c)	03/25/42	730	730,003

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-09, Class 1A1, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
4.989%(c)	05/25/35	270	$206,754
Credit Suisse Mortgage Trust,
Series 2020-RPL05, Class A1, 144A
3.023%(cc)	08/25/60	1,459	1,394,299
Series 2022-JR01, Class A1, 144A
4.267%(cc)	10/25/66	3,774	3,591,246
Eagle Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
6.089%(c)	11/25/28	2,313	2,304,965
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
6.189%(c)	04/25/29	571	559,428
Series 2019-01, Class M2, 144A, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)
7.689%(c)	04/25/29	4,200	4,013,642
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)
6.078%(c)	10/25/33	1,731	1,730,792
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)
6.628%(c)	10/25/33	4,857	4,810,578
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 1.550%)
5.478%(c)	04/25/34	6,685	6,645,184
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)
7.378%(c)	04/25/34	500	491,173
Fannie Mae Connecticut Avenue Securities,
Series 2021-R02, Class 2B1, 144A, 30 Day Average SOFR + 3.300% (Cap N/A, Floor 0.000%)
7.228%(c)	11/25/41	160	147,651
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
5.928%(c)	11/25/41	1,620	1,506,698
Fannie Mae REMIC,
Series 2005-54, Class ZM
4.500%	06/25/35	31	30,258
Series 2012-134, Class IL, IO
3.500%	12/25/32	310	38,548
Series 2018-16, Class MB
3.500%	07/25/46	1,023	969,096
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)
7.689%(c)	10/25/27	352	355,550
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
7.928%(c)	11/25/50	1,965	1,876,578
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
7.328%(c)	08/25/33	1,800	1,662,444

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class B1, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 0.000%)
6.689%(c)	01/25/50	1,747	$1,647,324
Series 2020-DNA01, Class M2, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
6.089%(c)	01/25/50	714	711,923
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)
6.239%(c)	02/25/50	3,517	3,509,495
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)
9.489%(c)	06/25/50	2,585	2,693,589
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
10.389%(c)	08/25/50	6,207	6,599,202
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
8.728%(c)	10/25/50	2,165	2,216,720
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
6.728%(c)	10/25/50	237	239,079
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)
7.489%(c)	03/25/50	33	33,726
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
9.639%(c)	09/25/50	1,285	1,312,303
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
7.539%(c)	09/25/50	19	19,142
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)
6.578%(c)	01/25/51	2,700	2,427,737
Series 2021-DNA01, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
5.728%(c)	01/25/51	1,389	1,356,216
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)
7.428%(c)	10/25/33	4,838	4,474,713
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)
6.978%(c)	01/25/34	3,200	2,922,460
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
5.578%(c)	01/25/34	900	887,944
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
7.328%(c)	10/25/41	6,590	6,142,543
Series 2021-DNA07, Class B1, 144A, 30 Day Average SOFR + 3.650% (Cap N/A, Floor 0.000%)
7.578%(c)	11/25/41	925	859,131
Series 2021-DNA07, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
5.728%(c)	11/25/41	400	375,673

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
6.928%(c)	08/25/33	2,984	$2,521,353
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
7.078%(c)	12/25/33	1,000	856,206
Series 2021-HQA02, Class M2, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 0.000%)
5.978%(c)	12/25/33	15,245	13,863,419
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
7.278%(c)	09/25/41	6,080	5,193,036
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
6.028%(c)	09/25/41	3,760	3,309,647
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
6.278%(c)	12/25/41	4,900	4,324,266
Series 2022-DNA01, Class M1B, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 0.000%)
5.778%(c)	01/25/42	10,100	9,583,602
Series 2022-DNA06, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 0.000%)
7.628%(c)	09/25/42	4,500	4,589,521
FHLMC Structured Agency Credit Risk Trust,
Series 2019-DNA04, Class M2, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)
6.339%(c)	10/25/49	30	30,128
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA01, Class 1A1
3.605%(cc)	03/25/35	172	107,796
Freddie Mac REMIC,
Series 2906, Class GZ
5.000%	09/15/34	130	129,042
Series 4289, Class WZ
3.000%	01/15/44	743	672,971
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-01, Class A1
3.726%(cc)	10/25/33	50	46,422
GS Mortgage-Backed Securities Trust,
Series 2019-SL01, Class A1, 144A
2.625%(cc)	01/25/59	1,176	1,169,480
GSMSC Resecuritization Trust,
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
4.529%(c)	10/26/36	1,578	1,557,448
HarborView Mortgage Loan Trust,
Series 2005-01, Class 2A1A, 1 Month LIBOR + 0.540% (Cap 10.500%, Floor 0.540%)
4.879%(c)	03/19/35	816	781,203
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
6.039%(c)	05/25/29	518	509,612
Series 2020-01, Class M1C, 144A, 1 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)
8.539%(c)	10/25/30	224	224,036

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)
5.528%(c)	01/25/34		1,680	$1,639,391
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
6.728%(c)	01/25/34		2,685	2,486,612
Jupiter Mortgage No. 1 PLC (United Kingdom),
Series 01A, Class B, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)
4.326%(c)	07/20/60	GBP	1,900	2,261,498
Legacy Mortgage Asset Trust,
Series 2019-PR01, Class A1, 144A
6.858%(cc)	09/25/59		12,135	12,127,536
Series 2020-GS01, Class A1, 144A
2.882%(cc)	10/25/59		135	133,818
Series 2020-GS05, Class A1, 144A
3.250%	06/25/60		1,691	1,663,467
Series 2020-SL01, Class A, 144A
2.734%	01/25/60		1,578	1,540,426
Loan Revolving Advance Investment Trust,
Series 2021-02, Class A1X, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
7.042%(c)	06/30/23		1,739	1,721,103
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
5.139%(c)	01/25/48		191	183,410
Oaktown Re II Ltd.,
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
5.939%(c)	07/25/28		214	213,607
Oaktown Re V Ltd.,
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
7.989%(c)	10/25/30		71	71,229
Oaktown Re VI Ltd.,
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)
5.578%(c)	10/25/33		450	448,992
Series 2021-01A, Class M1B, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 2.050%)
5.978%(c)	10/25/33		860	843,163
Oaktown Re VII Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
6.828%(c)	04/25/34		6,000	5,332,565
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
5.039%(c)	06/25/57		2,238	2,104,444
PMT Credit Risk Transfer Trust,
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)
7.287%(c)	02/27/24		22,174	21,177,577
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
7.239%(c)	02/25/23		6,722	6,569,676

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#			Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
7.039%(c)	08/25/25		2,422		$2,377,233
Radnor Re Ltd.,
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)
7.089%(c)	03/25/28		3,262		3,262,184
Series 2019-02, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
6.139%(c)	06/25/29		794		792,814
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
5.839%(c)	01/25/30		200		198,268
Series 2021-01, Class M1A, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)
5.578%(c)	12/27/33		417		415,966
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 1.700%)
5.628%(c)	12/27/33		10,874		10,637,941
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)
5.778%(c)	11/25/31		3,712		3,624,353
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
7.628%(c)	11/25/31		5,500		5,195,369
Retiro Mortgage Securities DAC (Spain),
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)
3.578%(c)	07/30/75	EUR	2,409		2,553,437
RFMSI Trust,
Series 2003-S09, Class A1
6.500%	03/25/32		1		1,390
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-18, Class 3A1
4.361%(cc)	12/25/34		1,070		982,552
Series 2005-01, Class 2A
4.115%(cc)	02/25/35		763		708,043
TFS (Spain),
Series 2018-03, Class A1
0.000%(s)	04/16/40^	EUR	—(r	)	7,536
Towd Point Mortgage Trust,
Series 2019-HY03, Class A1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.389%(c)	10/25/59		665		657,528
Series 2020-01, Class A2B, 144A
3.250%(cc)	01/25/60		4,514		3,595,396
Series 2021-SJ01, Class A1, 144A
2.250%(cc)	07/25/68		9,775		9,054,077
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2004-AR08, Class A1, 1 Month LIBOR + 0.840% (Cap 10.500%, Floor 0.840%)
5.229%(c)	06/25/44		681		609,827
Series 2007-HY01, Class 3A3
3.211%(cc)	02/25/37		1,944		1,737,295

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-OA03, Class 2A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.770% (Cap N/A, Floor 0.770%)
2.818%(c)	04/25/47		1,947	$1,613,207

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $285,997,959)				286,224,157

SOVEREIGN BONDS — 2.2%
1MDB Global Investments Ltd. (Malaysia),
Sr. Unsec’d. Notes
4.400%	03/09/23		4,500	4,396,781
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		2,200	1,847,725
3.375%	08/20/50		1,100	772,269
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		6,495	6,285,130
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes
1.375%	09/23/50	EUR	1,766	1,062,531
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.875%	04/25/27		250	220,672
7.375%	09/18/37		800	750,150
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
4.500%	01/30/30		620	525,954
Sr. Unsec’d. Notes, 144A
4.875%	09/23/32		1,135	938,361
5.500%	02/22/29		9,470	8,672,744
5.950%	01/25/27		412	402,035
6.000%	07/19/28		2,579	2,472,294
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/16/26	EUR	1,310	1,156,889
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, EMTN
2.250%	01/13/31		1,630	1,286,266
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.750%	06/05/35	EUR	345	242,080
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27	EUR	1,505	1,413,475
1.100%	03/12/33	EUR	340	264,279
1.450%	09/18/26	EUR	2,679	2,607,489
1.750%	04/24/25	EUR	765	781,174
3.375%	07/30/25	EUR	4,161	4,410,436
3.500%	01/11/28		290	274,467
4.350%	01/11/48		710	610,678
5.350%	02/11/49		400	389,044
Sr. Unsec’d. Notes, 144A
5.250%	01/08/47		1,176	1,137,909
Sr. Unsec’d. Notes, 144A, MTN
5.125%	01/15/45		1,609	1,550,851

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	11,280	$11,684,513
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.875%	10/17/31	EUR	957	856,224
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
1.750%	09/05/24		1,148	1,089,868
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
2.250%	08/12/36	EUR	100	75,888
2.659%	05/24/31(a)		2,145	1,733,160
4.280%	08/14/41(a)		500	384,313
4.500%	01/31/50(a)		421	320,302
4.600%	02/10/48		514	397,001
4.875%	05/19/33		2,464	2,269,344
Sr. Unsec’d. Notes, MTN
6.050%	01/11/40		888	861,804
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.875%	03/17/28		471	444,447
4.500%	04/01/56		403	295,525
6.700%	01/26/36(a)		1,260	1,318,117
Sr. Unsub. Notes
2.252%	09/29/32		1,124	832,322
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.862%	12/01/32		300	218,963
2.392%	01/23/26		115	105,750
2.783%	01/23/31		3,480	2,877,090
4.125%	08/25/27		350	335,409
6.550%	03/14/37		55	58,018
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
3.000%	02/01/28		463	430,641
9.500%	02/02/30		1,000	1,270,110
Province of Quebec (Canada),
Sr. Unsec’d. Notes, Series PD
7.500%	09/15/29		770	904,410
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.000%	03/14/29		200	196,100
Sr. Unsec’d. Notes, 144A
4.000%	03/14/29		2,103	2,061,991
4.817%	03/14/49		1,319	1,275,968
5.103%	04/23/48		630	629,921
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.875%	10/17/29		200	166,110
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	4,015	4,860,972
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33(a)		28,735	27,408,311
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.300%	10/12/28		439	389,969
4.850%	09/30/29		427	378,909

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Romanian Government International Bond (Romania),
Bonds, 144A
3.624%	05/26/30	EUR	255	$222,432
Sr. Unsec’d. Notes
3.000%	02/14/31		496	388,678
Sr. Unsec’d. Notes, 144A
3.000%	02/14/31		114	89,333
Sr. Unsec’d. Notes, 144A, MTN
2.000%	01/28/32	EUR	55	39,163
2.375%	04/19/27	EUR	1,105	1,055,174
3.500%	04/03/34	EUR	345	269,547
3.875%	10/29/35	EUR	1,136	894,391
Sr. Unsec’d. Notes, EMTN
2.875%	03/11/29	EUR	95	83,916
3.875%	10/29/35	EUR	1,269	999,104
Unsec’d. Notes, 144A
2.625%	12/02/40	EUR	95	56,490
2.750%	04/14/41	EUR	45	26,894
Unsec’d. Notes, 144A, MTN
1.375%	12/02/29	EUR	90	69,805
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
3.625%	03/04/28		800	762,960
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	2,430	1,855,464
3.125%	05/15/27	EUR	14,567	13,374,131
Sr. Unsec’d. Notes, 144A
1.650%	03/03/33	EUR	1,965	1,272,315
2.125%	12/01/30		774	553,313
State of Israel (Israel),
Sr. Unsec’d. Notes
3.800%	05/13/60		200	154,475
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/24(d)		1,015	246,645
8.994%	02/01/26(d)		1,325	290,920
Sr. Unsec’d. Notes, 144A
4.375%	01/27/32(d)	EUR	6,310	1,190,488
7.253%	03/15/35(d)		463	86,321
7.750%	09/01/24(d)		4,640	1,127,520
8.994%	02/01/26(d)		3,416	750,025
9.750%	11/01/30(d)		2,064	443,502
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	10/27/27		280	282,121
4.375%	01/23/31		300	298,650
4.975%	04/20/55(a)		1,070	1,029,875
5.100%	06/18/50		55	54,230

TOTAL SOVEREIGN BONDS (cost $145,817,969)				138,571,035

U.S. GOVERNMENT AGENCY OBLIGATIONS — 33.2%
Federal Home Loan Mortgage Corp.
2.000%	05/01/51		4,757	3,883,182
2.500%	02/01/51		6,077	5,174,534
2.500%	03/01/51		43,561	37,096,765
2.500%	04/01/51		14,948	12,676,246

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	04/01/51	30,950	$26,288,239
2.500%	05/01/51	1,274	1,093,017
2.500%	12/01/51	11,572	9,795,625
2.500%	03/01/52	763	646,888
2.500%	03/01/52	1,888	1,598,721
2.500%	04/01/52	67	56,621
2.500%	11/01/52	5,944	5,035,129
3.000%	09/01/46	1,322	1,185,024
3.000%	01/01/52	953	837,696
3.000%	02/01/52	30,018	26,355,477
3.000%	03/01/52	26,405	23,187,213
3.000%	04/01/52	3,113	2,733,833
3.000%	06/01/52	1,390	1,220,898
3.000%	07/01/52	7,910	6,941,875
3.000%	09/01/52	2,025	1,777,976
3.500%	09/01/42	124	116,615
3.500%	02/01/44	416	390,224
3.500%	07/01/46	265	250,491
3.500%	08/01/51	46	41,953
3.500%	12/01/51	907	825,032
3.500%	01/01/52	361	327,894
3.500%	03/01/52	95	86,644
3.500%	03/01/52	226	206,611
3.500%	03/01/52	7,141	6,495,119
3.500%	04/01/52	45	40,843
3.500%	04/01/52	528	480,637
3.500%	04/01/52	942	856,296
3.500%	04/01/52	1,194	1,084,850
3.500%	05/01/52	45	40,763
3.500%	05/01/52	3,486	3,170,447
3.500%	06/01/52	866	787,457
3.500%	06/01/52	1,992	1,811,047
3.500%	06/01/52	4,992	4,536,516
3.500%	06/01/52	108,361	98,477,292
3.500%	08/01/52	993	902,900
3.500%	09/01/52	10,965	9,964,972
3.500%	10/01/52	45	41,256
3.500%	11/01/52	4,756	4,322,099
4.000%	09/01/40	627	602,696
4.000%	11/01/40	473	454,842
4.000%	12/01/40	348	334,133
4.000%	08/01/44	73	70,952
4.000%	07/01/48	670	638,442
4.000%	04/01/52	7,662	7,187,169
4.000%	05/01/52	25,153	23,595,068
4.500%	12/01/40	205	203,764
4.500%	07/01/41	368	365,446
4.500%	03/01/42	347	344,699
4.500%	06/01/44	263	259,036
4.500%	05/01/52	10,133	9,754,048
4.500%	06/01/52	2,972	2,860,544
4.500%	07/01/52	10,588	10,192,635
4.500%	08/01/52	7,269	6,997,130
5.000%	06/01/52	26,012	25,652,372
5.000%	07/01/52	16,199	15,974,591
5.500%	08/01/52	5,329	5,347,423
5.500%	09/01/52	6,030	6,047,841
5.500%	11/01/52	30,831	30,922,704

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	08/01/52	1,534	$1,558,258
6.000%	09/01/52	8,471	8,599,444
6.250%	07/15/32	710	827,932
6.750%	03/15/31	1,955	2,300,300
Federal Home Loan Mortgage Corp., MTN
3.618%(s)	12/14/29	725	532,959
Federal National Mortgage Assoc.
1.500%	12/01/50	9,424	7,280,644
1.500%	02/01/51	94,842	73,245,124
2.000%	12/01/50	14,542	11,890,514
2.000%	02/01/51	14,562	11,992,299
2.000%	03/01/51	17,640	14,405,874
2.000%	04/01/51	5,497	4,488,309
2.000%	05/01/51	17,111	13,968,584
2.000%	08/01/51	28,980	23,649,734
2.000%	10/01/51	4,857	3,960,973
2.000%	11/01/51	40,156	32,729,818
2.500%	TBA	20,000	16,945,130
2.500%	TBA(tt)	107,000	90,577,031
2.500%	05/01/50	932	790,407
2.500%	07/01/50	2,898	2,496,399
2.500%	09/01/50	4,230	3,637,497
2.500%	01/01/51	10,000	8,501,021
2.500%	04/01/51	7,787	6,614,728
2.500%	05/01/51	4,428	3,788,955
2.500%	06/01/51	14,061	11,911,906
2.500%	11/01/51	579	491,250
2.500%	01/01/52	2,990	2,531,321
2.500%	02/01/52	5,866	4,976,507
2.500%	03/01/52	66	55,968
2.500%	03/01/52	17,965	15,211,933
2.500%	04/01/52	25	21,488
2.500%	04/01/52	158	133,557
2.500%	04/01/52	499	422,740
2.500%	04/01/52	898	762,406
2.500%	04/01/52	3,101	2,627,048
2.500%	05/01/52	100	84,610
2.500%	05/01/52	1,064	901,225
2.500%	05/01/52	3,023	2,560,386
3.000%	11/01/43	1,071	974,755
3.000%	12/01/47	1,070	966,916
3.000%	09/01/49	4,656	4,143,237
3.000%	07/01/50	920	824,055
3.000%	09/01/51	4,321	3,795,901
3.000%	10/01/51	5,109	4,487,519
3.000%	01/01/52	17,970	15,799,978
3.000%	02/01/52	16,755	14,710,529
3.000%	03/01/52	67,249	59,042,492
3.000%	04/01/52	43,311	38,030,951
3.500%	05/01/42	218	204,049
3.500%	07/01/42	362	338,866
3.500%	09/01/42	602	562,465
3.500%	09/01/42	3,071	2,873,931
3.500%	02/01/47	386	357,667
3.500%	03/01/47	871	802,415
3.500%	04/01/47	491	456,265
3.500%	03/01/48	2,790	2,593,596
3.500%	01/01/50	5,581	5,162,888

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	09/01/51	92	$83,992
3.500%	01/01/52	1,137	1,033,966
3.500%	02/01/52	499	454,266
3.500%	02/01/52	1,006	914,200
3.500%	02/01/52	34,326	31,234,106
3.500%	03/01/52	250	227,234
3.500%	03/01/52	2,629	2,389,362
3.500%	03/01/52	3,173	2,886,918
3.500%	03/01/52	20,855	18,961,533
3.500%	04/01/52	95	87,087
3.500%	05/01/52	8,785	7,981,571
3.500%	06/01/52	96,188	87,415,035
3.500%	07/01/52	41	37,267
3.500%	07/01/52	4,042	3,674,016
3.500%	08/01/52	499	453,842
3.500%	09/01/52	3,667	3,332,560
3.500%	10/01/52	77,879	70,775,173
3.500%	11/01/52	126,979	115,397,666
3.500%	12/01/52	13,862	12,597,780
4.000%	09/01/40	324	311,178
4.000%	02/01/45	292	281,643
4.000%	07/01/47	992	950,223
4.000%	09/01/47	303	288,830
4.000%	10/01/47	1,115	1,068,484
4.000%	11/01/47	278	266,850
4.000%	11/01/48	250	239,334
4.000%	04/01/52	17,769	16,671,871
4.000%	05/01/52(k)	66,466	62,375,493
4.000%	06/01/52	9,917	9,302,965
4.500%	05/01/39	357	353,787
4.500%	12/01/40	540	535,670
4.500%	10/01/45	647	639,377
4.500%	06/01/48	449	440,184
4.500%	06/01/52	23,147	22,282,178
4.500%	07/01/52	46,233	44,505,469
5.000%	05/01/52	4,783	4,716,613
5.000%	06/01/52	14,275	14,078,067
5.000%	07/01/52	23,967	23,635,989
5.000%	09/01/52	7,771	7,663,372
5.500%	TBA(tt)	131,000	131,323,125
5.500%	07/01/52	1,126	1,129,901
5.500%	08/01/52	264	265,178
5.500%	11/01/52	60,323	60,485,161
6.000%	TBA(tt)	500	507,378
6.000%	09/01/52	11,141	11,308,950
6.625%	11/15/30	695	810,695
7.125%	01/15/30	1,250	1,477,124
Freddie Mac Coupon Strips
4.099%(s)	07/15/32	285	179,133
Government National Mortgage Assoc.
2.500%	05/20/51	7,651	6,651,807
2.500%	09/20/51	52,951	45,961,929
3.000%	05/20/51	2,493	2,231,643
3.000%	08/20/51	49,272	44,109,807
3.000%	09/20/51	44,358	39,684,305
3.000%	11/20/51	25,921	23,178,598
3.500%	TBA	11,000	10,104,767
3.500%	09/15/41	39	36,950

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	11/15/41	25	$23,804
3.500%	01/15/42	5	4,298
3.500%	02/15/42	25	23,959
3.500%	03/15/42	91	85,649
3.500%	05/15/42	29	27,468
3.500%	06/15/42	18	16,590
3.500%	07/15/42	8	7,619
3.500%	07/15/42	17	16,244
3.500%	07/15/42	38	35,486
3.500%	07/15/42	43	40,407
3.500%	01/15/43	20	18,844
3.500%	02/15/43	27	25,567
3.500%	04/15/43	42	39,209
3.500%	05/15/43	7	6,545
3.500%	05/20/43	814	767,435
3.500%	07/15/43	97	90,884
3.500%	12/15/43	140	131,776
3.500%	01/15/44	22	20,543
3.500%	08/20/48	1,146	1,066,992
3.500%	09/20/48	1,922	1,780,859
3.500%	10/20/51	11,302	10,385,402
3.500%	12/20/51	36,685	33,709,567
3.500%	01/20/52	14,108	12,963,592
3.500%	03/20/52	32,598	29,952,888
3.500%	05/20/52	3,962	3,640,610
3.500%	06/20/52	4,025	3,703,717
3.500%	07/20/52	3,497	3,213,531
4.000%	01/20/40	129	124,600
4.000%	10/20/40	104	100,822
4.000%	02/20/41	140	135,202
4.000%	12/20/46	501	481,898
4.000%	07/20/47	44	42,070
4.000%	12/20/47	230	220,873
4.000%	01/20/48	1,518	1,457,111
4.000%	02/20/49	227	217,444
4.500%	TBA(tt)	1,000	969,913
4.500%	05/20/40	326	324,957
4.500%	12/20/40	345	344,460
4.500%	11/20/46	88	88,510
4.500%	08/20/48	381	373,920
4.500%	05/20/52	25,894	25,155,358
4.500%	06/20/52	15,966	15,490,842
Resolution Funding Corp. Principal Strips, Bonds
3.479%(s)	04/15/30	90	65,109
Tennessee Valley Authority Generic Strips, Bonds
4.083%(s)	03/15/33	205	126,092
4.148%(s)	09/15/30	805	553,095

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $2,111,626,392)			2,092,314,569

U.S. TREASURY OBLIGATIONS — 5.4%
U.S. Treasury Bonds
2.750%	08/15/47(k)	171,720	134,719,706
2.750%	11/15/47(h)	164,215	128,831,799
2.875%	05/15/52	3,795	3,056,161
3.000%	02/15/48(a)(h)	59,885	49,330,269
3.000%	08/15/52	4,985	4,132,876

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
3.875%	11/30/27	1,040	$1,034,394
3.875%	11/30/29	4,835	4,802,515
4.125%	11/15/32	12,720	12,974,400

TOTAL U.S. TREASURY OBLIGATIONS (cost $340,040,260)			338,882,120

TOTAL LONG-TERM INVESTMENTS (cost $6,642,893,826)			6,484,655,537

		Shares
SHORT-TERM INVESTMENTS — 2.1%
AFFILIATED MUTUAL FUND — 1.0%
PGIM Institutional Money Market Fund (cost $67,145,818; includes $66,866,827 of cash collateral for securities on loan)(b)(we)		67,212,089	67,178,483

UNAFFILIATED FUND — 1.1%
Dreyfus Government Cash Management (Institutional Shares)		68,573,675	68,573,675

(cost $68,573,675)

TOTAL SHORT-TERM INVESTMENTS (cost $135,719,493)			135,752,158

TOTAL INVESTMENTS—105.1% (cost $6,778,613,319)			6,620,407,695
Liabilities in excess of other assets(z) — (5.1)%			(324,126,131)

NET ASSETS — 100.0%			$6,296,281,564

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $18,663,622 and 0.3% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $65,368,050; cash collateral of $66,866,827 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $26,299,531. The aggregate value of $20,692,988 is 0.3% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 239,500,000 is 3.8% of net assets.
(we)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contract:

U.S. Government Agency Obligation	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc. (proceeds receivable $258,334,766)	3.500%	TBA	01/12/23	(283,500)	$(257,503,821)

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
2,185	2 Year U.S.Treasury Notes	Mar. 2023	$448,095,705	$203,858
4,617	5 Year U.S.Treasury Notes	Mar. 2023	498,311,379	(1,262,508)
768	20 Year U.S. Treasury Bonds	Mar. 2023	96,264,000	(1,273,181)

				(2,331,831)

Short Positions:
269	5 Year Euro-Bobl	Mar. 2023	33,330,334	1,071,333
180	10 Year Euro-Bund	Mar. 2023	25,613,085	1,708,356
2,721	10 Year U.S. Treasury Notes	Mar. 2023	305,559,810	4,328,191
105	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	14,102,813	299,052
56	Euro Schatz Index	Mar. 2023	6,319,423	77,584

				7,484,516

				$5,152,685

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/12/23	MSI	GBP	45,710	$54,704,453	$55,281,280	$—	$(576,827)
Canadian Dollar,
Expiring 01/12/23	MSI	CAD	6,708	5,002,987	4,954,480	48,507	—
Euro,
Expiring 01/12/23	BNP	EUR	99,140	102,762,774	106,221,811	—	(3,459,037)

				$162,470,214	$166,457,571	$48,507	$(4,035,864)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$—	$30,960,345

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$123,619,285	$—
Collateralized Debt Obligation	—	9,422,568	—

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Asset-Backed Securities (continued)
Consumer Loans	$—	$70,623,342	$—
Credit Cards	—	27,463,429	—
Equipment	—	6,554,066	—
Home Equity Loans	—	2,973,191	—
Manufactured Housing	—	1,127,766	—
Other	—	24,347,198	—
Residential Mortgage-Backed Securities	—	16,485,365	7,610,159
Student Loans	—	18,430,842	—
Commercial Mortgage-Backed Securities	—	1,111,875,005	—
Corporate Bonds	—	2,142,046,083	—
Municipal Bonds	—	66,085,357	—
Residential Mortgage-Backed Securities	—	275,170,694	11,053,463
Sovereign Bonds	—	138,571,035	—
U.S. Government Agency Obligations	—	2,092,314,569	—
U.S. Treasury Obligations	—	338,882,120	—
Short-Term Investments
Affiliated Mutual Fund	67,178,483	—	—
Unaffiliated Fund	68,573,675	—	—

Total	$135,752,158	$6,465,991,915	$18,663,622

Other Financial Instruments*
Assets
Futures Contracts	$7,688,374	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	48,507	—

Total	$7,688,374	$48,507	$—

Liabilities
Forward Commitment Contract	$—	$(257,503,821)	$—
Futures Contracts	(2,535,689)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(4,035,864)	—

Total	$(2,535,689)	$(261,539,685)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

U.S. Government Agency Obligations	33.2%
Commercial Mortgage-Backed Securities	17.7
Banks	10.4
U.S. Treasury Obligations	5.4
Residential Mortgage-Backed Securities	4.9
Oil & Gas	3.2
Sovereign Bonds	2.2
Real Estate Investment Trusts (REITs)	2.2
Telecommunications	2.0
Automobiles	2.0
Pharmaceuticals	1.8
Pipelines	1.7
Electric	1.5
Healthcare-Services	1.5
Consumer Loans	1.1

Unaffiliated Fund	1.1%
Media	1.1
Municipal Bonds	1.1
Affiliated Mutual Fund (1.1% represents investments purchased with collateral from securities on loan)	1.0
Insurance	0.8
Chemicals	0.8
Aerospace & Defense	0.7
Auto Manufacturers	0.6
Diversified Financial Services	0.6
Foods	0.6
Commercial Services	0.5
Semiconductors	0.5
Airlines	0.4
Credit Cards	0.4

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Beverages	0.4%
Other	0.4
Student Loans	0.3
Software	0.3
Mining	0.3
Miscellaneous Manufacturing	0.2
Agriculture	0.2
Lodging	0.2
Entertainment	0.2
Healthcare-Products	0.2
Internet	0.2
Collateralized Debt Obligation	0.2
Building Materials	0.1
Forest Products & Paper	0.1
Engineering & Construction	0.1
Oil & Gas Services	0.1
Retail	0.1

Equipment	0.1%
Transportation	0.1
Electronics	0.1
Machinery-Diversified	0.1
Gas	0.1
Home Equity Loans	0.0	*
Auto Parts & Equipment	0.0	*
Multi-National	0.0	*
Manufactured Housing	0.0	*
Iron/Steel	0.0	*

	105.1
Liabilities in excess of other assets	(5.1)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$48,507		Unrealized depreciation on OTC forward foreign currency exchange contracts	$4,035,864
Interest rate contracts	Due from/to broker-variation margin futures	7,688,374	*	Due from/to broker-variation margin futures	2,535,689	*

		$7,736,881			$6,571,553

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts
Foreign exchange contracts	$—	$5,844,517
Interest rate contracts	(67,618,434)	—

Total	$(67,618,434)	$5,844,517

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts
Foreign exchange contracts	$—	$(3,987,357)
Interest rate contracts	5,152,685	—

Total	$5,152,685	$(3,987,357)

For the period ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$1,357,378,403
Futures Contracts - Short Positions (1)	563,212,011
Forward Foreign Currency Exchange Contracts - Purchased (2)	49,448,006
Forward Foreign Currency Exchange Contracts - Sold (2)	213,061,646

*	Average volume is based on average quarter end balances as noted for the period ended December 31, 2022.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$65,368,050	$(65,368,050)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP	$—	$(3,459,037)	$(3,459,037)	$2,966,280	$(492,757)
MSI	48,507	(576,827)	(528,320)	219,755	(308,565)

	$48,507	$(4,035,864)	$(3,987,357)	$3,186,035	$(801,322)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $65,368,050:
Unaffiliated investments (cost $6,711,467,501)	$6,553,229,212
Affiliated investments (cost $67,145,818)	67,178,483
Foreign currency, at value (cost $5,094,980)	5,051,087
Cash	957,174
Receivable for investments sold	365,970,726
Dividends and interest receivable	43,577,206
Unrealized appreciation on OTC forward foreign currency exchange contracts	48,507
Prepaid expenses and other assets	1,483,483

Total Assets	7,037,495,878

LIABILITIES
Payable for investments purchased	412,282,400
Forward commitment contracts, at value (proceeds receivable $258,334,766)	257,503,821
Payable to broker for collateral for securities on loan	66,866,827
Unrealized depreciation on OTC forward foreign currency exchange contracts	4,035,864
Accrued expenses and other liabilities	435,080
Due to broker-variation margin futures	86,255
Trustees’ fees payable	3,530
Affiliated transfer agent fee payable	537

Total Liabilities	741,214,314

NET ASSETS	$6,296,281,564

Net assets were comprised of:
Partners’ Equity	$6,296,281,564

Net asset value and redemption price per share, $6,296,281,564 / 640,231,129 outstanding shares of beneficial interest	$9.83

STATEMENT OF OPERATIONS

For the Period June 27, 2022(a) through December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $10,238 foreign withholding tax)	$126,616,166
Unaffiliated dividend income	8,477,814
Income from securities lending, net (including affiliated income of $87,684)	88,912

Total income	135,182,892

EXPENSES
Custodian and accounting fees	157,315
Audit fee	58,000
Trustees’ fees	48,890
Legal fees and expenses	29,009
Insurance expense	24,665
Shareholders’ reports	11,055
Transfer agent’s fees and expenses (including affiliated expense of $1,875)	4,680
Miscellaneous	15,836

Total expenses	349,450

NET INVESTMENT INCOME (LOSS)	134,833,442

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $29,714)	(16,767,270)
Futures transactions	(67,618,434)
Forward currency contract transactions	5,844,517
Foreign currency transactions	(109,791)

(78,650,978)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $32,665)	(157,374,679)
Futures	5,152,685
Forward currency contracts	(3,987,357)
Foreign currencies	141,894

(156,067,457)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(234,718,435)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(99,884,993)

STATEMENT OF CHANGES IN NET ASSETS

June 27, 2022(a) through December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$134,833,442
Net realized gain (loss) on investment and foreign currency transactions	(78,650,978)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(156,067,457)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(99,884,993)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [827,046,019 shares]	8,240,266,557
Portfolio shares purchased [186,814,890 shares]	(1,844,100,000)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	6,396,166,557

TOTAL INCREASE (DECREASE)	6,296,281,564
NET ASSETS:
Beginning of period	—

End of period	$6,296,281,564

(a)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	June 27, 2022(a) through December 31, 2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.41)

Total from investment operations	(0.17)

Net Asset Value, end of period	$9.83

Total Return(c)	(1.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6,296
Average net assets (in millions)	$5,563
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.01	%(e)
Expenses before waivers and/or expense reimbursement	0.01	%(e)
Net investment income (loss)	4.73	%(e)
Portfolio turnover rate(f)	232%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST TARGET MATURITY CENTRAL PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 100.8%
ASSET-BACKED SECURITIES — 14.4%
Automobiles — 3.4%
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-01A, Class A, 144A
2.330%	08/20/26	100	$92,535
Series 2020-02A, Class A, 144A
2.020%	02/20/27	600	543,738
Series 2021-02A, Class A, 144A
1.660%	02/20/28	600	519,173
Series 2022-04A, Class A, 144A
4.770%	02/20/29	2,520	2,433,581
CarMax Auto Owner Trust,
Series 2021-01, Class C
0.940%	12/15/26	500	452,414
Series 2021-04, Class C
1.380%	07/15/27	150	131,950
Series 2022-01, Class C
2.200%	11/15/27	50	45,314
Enterprise Fleet Financing LLC,
Series 2019-02, Class A2, 144A
2.290%	02/20/25	1	1,526
Enterprise Fleet Funding LLC,
Series 2021-01, Class A2, 144A
0.440%	12/21/26	178	172,621
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31	100	95,521
Series 2020-02, Class A, 144A
1.060%	04/15/33	1,470	1,316,253
Series 2021-02, Class A, 144A
1.530%	05/15/34	900	780,201
Series 2021-A, Class C
0.830%	08/15/28	350	317,103
Ford Credit Floorplan Master Owner Trust,
Series 2020-02, Class A
1.060%	09/15/27	300	269,602
GLS Auto Receivables Issuer Trust,
Series 2021-04A, Class A, 144A
0.840%	07/15/25	333	328,271
GM Financial Consumer Automobile Receivables Trust,
Series 2021-01, Class C
1.040%	05/17/27	500	457,179
GM Financial Revolving Receivables Trust,
Series 2021-01, Class A, 144A
1.170%	06/12/34	100	86,904
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	700	609,249
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25	700	646,719
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	1,600	1,535,633
Series 2021-01A, Class A, 144A
0.870%	07/14/28	1,400	1,294,587
Series 2022-01A, Class A1, 144A
4.650%	03/14/29	2,400	2,329,373

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Santander Consumer Auto Receivables Trust,
Series 2021-AA, Class C, 144A
1.030%	11/16/26	500	$454,151
Santander Drive Auto Receivables Trust,
Series 2020-03, Class C
1.120%	01/15/26	89	87,744
Series 2020-04, Class C
1.010%	01/15/26	63	62,081
Series 2021-02, Class C
0.900%	06/15/26	500	486,393
Series 2021-03, Class C
0.950%	09/15/27	1,475	1,418,720
Series 2022-03, Class C
4.490%	08/15/29	3,200	3,097,879
World Omni Select Auto Trust,
Series 2021-A, Class C
1.090%	11/15/27	150	136,551

			20,202,966

Collateralized Loan Obligations — 10.1%
AIG CLO LLC (Cayman Islands),
Series 2018-01A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.363%(c)	04/20/32	1,000	980,362
AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.458%(c)	10/25/33	750	735,014
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	07/15/31	750	733,455
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.393%(c)	07/20/32	1,000	977,861
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2015-07A, Class AR2, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
5.464%(c)	01/28/31	1,000	987,001
Series 2022-25A, Class A1, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)
5.353%(c)	04/20/35	750	730,238
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.000%)
5.480%(c)	11/17/27	234	231,316
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	10/17/32	250	245,330
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)
5.249%(c)	04/18/35	750	725,018
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.363%(c)	01/20/32	750	731,610

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Ballyrock CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
5.253%(c)	10/20/31	750	$737,974
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
5.089%(c)	10/15/33	750	734,882
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R2, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.264%(c)	07/18/30	1,233	1,211,765
Series 2017-11A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.475%(c)	04/24/34	1,000	968,592
Series 2020-15A, Class A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
5.429%(c)	01/17/33	250	244,774
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-03A, Class A1R2, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.243%(c)	07/20/29	387	384,410
Series 2017-12A, Class A1R, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
5.029%(c)	10/15/30	1,750	1,726,498
Series 2019-18A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.249%(c)	10/15/34	750	726,339
Broad River BSL Funding CLO Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.413%(c)	07/20/34	250	242,440
Carlyle CLO Ltd. (Cayman Islands),
Series C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
5.445%(c)	04/30/31	250	247,226
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
5.049%(c)	04/17/31	1,495	1,474,497
Carlyle US CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)
5.263%(c)	04/20/31	250	246,855
Series 2019-01A, Class A1AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.323%(c)	04/20/31	750	733,553
Series 2021-05A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.363%(c)	07/20/34	500	482,641
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	01/20/35	750	729,694
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.423%(c)	07/20/34	500	481,661

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
5.305%(c)	04/24/31	250	$245,809
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.219%(c)	07/15/34	500	488,122
Crestline Denali CLO Ltd. (Cayman Islands),
Series 2018-01A, Class AR, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 1.060%)
5.139%(c)	10/15/31	1,250	1,217,038
Crown City CLO (Cayman Islands),
Series 2020-01A, Class A1AR, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)
5.433%(c)	07/20/34	250	241,851
Series 2020-02A, Class A1AR, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)
5.303%(c)	04/20/35	750	729,064
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
5.359%(c)	07/15/29	415	410,073
Series 2021-13A, Class A1, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)
5.269%(c)	07/15/34	250	243,312
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.393%(c)	04/20/34	1,500	1,462,046
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.475%(c)	01/22/31	250	246,920
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
5.089%(c)	04/15/31	500	493,443
Hayfin US Ltd. (Cayman Islands),
Series 2018-09A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.524%(c)	04/28/31	1,000	985,025
ICG Rhinebeck CLO Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.537%(c)	10/26/34	750	723,814
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.367%(c)	10/19/28	338	333,543
Series 2015-02RA, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)
5.449%(c)	01/16/33	1,250	1,225,043
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34	250	242,636

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
KKR CLO Ltd. (Cayman Islands),
Series 18, Class AR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
5.134%(c)	07/18/30	1,886	$1,863,843
Series 30A, Class A1R, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.099%(c)	10/17/31	750	736,333
Series 33A, Class A, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.413%(c)	07/20/34	250	244,744
Logan CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
5.403%(c)	07/20/34	250	244,441
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-18A, Class ARR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
5.218%(c)	10/21/30	500	493,040
Series 2016-21A, Class AARR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.159%(c)	10/15/32	750	736,623
Series 2019-34A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.478%(c)	04/25/32	500	491,773
Series 2021-38A, Class A, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.199%(c)	07/17/34	250	243,291
Series 2021-59A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.334%(c)	01/18/34	250	244,948
Medalist Partners Corporate Finance CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1A, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)
5.473%(c)	10/20/34	750	723,475
MidOcean Credit CLO (Cayman Islands),
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.393%(c)	07/20/31	250	245,634
Series 2019-10A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)
5.555%(c)	10/23/34	1,250	1,207,706
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
4.919%(c)	10/12/30	500	492,818
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
5.329%(c)	10/15/34	750	726,575
Ocean Trails CLO (Cayman Islands),
Series 2014-05A, Class ARR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
5.221%(c)	10/13/31	737	717,610
Series 2020-09A, Class A1R, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 1.220%)
5.299%(c)	10/15/34	250	240,946

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.407%(c)	04/26/31	1,500	$1,480,172
Series 2020-18A, Class AR, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
5.333%(c)	07/20/32	1,250	1,223,186
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A1A3, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.343%(c)	10/20/31	250	243,530
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.293%(c)	04/20/31	250	244,027
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1A4, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
5.805%(c)	05/21/34	500	488,825
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
5.179%(c)	07/16/31	250	246,677
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.243%(c)	10/20/31	2,250	2,191,903
Series 2019-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.259%(c)	10/15/34	250	241,772
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
5.403%(c)	10/20/31	500	490,877
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
5.523%(c)	01/20/32	250	245,881
Romark CLO Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.079%(c)	07/10/34	1,000	969,755
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
5.273%(c)	04/20/31	742	728,482
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
5.632%(c)	05/07/31	985	961,853
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.395%(c)	10/23/31	250	244,465
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.595%(c)	10/29/34	250	242,764
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)
5.243%(c)	10/20/32	1,750	1,718,288

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
5.319%(c)	01/17/30	213	$209,355
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
5.403%(c)	07/20/34	500	484,884
TICP CLO Ltd. (Cayman Islands),
Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.383%(c)	01/20/31	500	494,551
Series 2018-03R, Class A, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
5.083%(c)	04/20/28	310	308,308
Tralee CLO Ltd. (Cayman Islands),
Series 2019-06A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.528%(c)	10/25/32	1,000	971,246
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-05A, Class ARR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 1.030%)
5.388%(c)	10/25/28	359	357,339
Venture CLO Ltd. (Cayman Islands),
Series 2014-19A, Class ARR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 1.260%)
5.339%(c)	01/15/32	500	489,301
Series 2021-43A, Class A1, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
5.319%(c)	04/15/34	250	241,683
Voya CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AAR2, 144A, 3 Month SOFR + 1.252% (Cap N/A, Floor 0.000%)
5.180%(c)	04/18/31	744	731,980
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
5.094%(c)	01/18/29	496	490,435
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.383%(c)	10/20/28	485	479,118
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	01/17/31	2,250	2,206,760
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	07/17/31	1,250	1,223,854
Series 2020-01A, Class A1A, 144A, 3 Month LIBOR + 1.310% (Cap N/A, Floor 1.310%)
5.389%(c)	04/15/33	250	244,378
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.289%(c)	10/15/34	250	242,251

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)
5.369%(c)	04/15/30	222	$218,839

			58,749,284

Consumer Loans — 0.7%
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28	305	295,955
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A
1.750%	09/14/35	600	524,142
Series 2021-01A, Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)
4.567%(c)	06/16/36	600	573,285
Series 2022-02A, Class A, 144A
4.890%	10/14/34	990	966,414
Oportun Funding LLC,
Series 2022-01, Class A, 144A
3.250%	06/15/29	836	818,223
Oportun Issuance Trust,
Series 2022-02, Class A, 144A
5.940%	10/09/29	793	786,771
SoFi Consumer Loan Program Trust,
Series 2021-01, Class A, 144A
0.490%	09/25/30	29	27,862

			3,992,652

Credit Cards — 0.2%
Discover Card Execution Note Trust,
Series 2017-A04, Class A4
2.530%	10/15/26	1,100	1,065,365

Student Loans — 0.0%
ELFI Graduate Loan Program LLC,
Series 2020-A, Class A, 144A
1.730%	08/25/45	39	33,228
SoFi Professional Loan Program LLC,
Series 2017-F, Class A2FX, 144A
2.840%	01/25/41	21	20,338
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	69	62,465

			116,031

TOTAL ASSET-BACKED SECURITIES (cost $85,951,011)			84,126,298

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.0%
3650R Commercial Mortgage Trust,
Series 2021-PF01, Class A1
1.122%	11/15/54	462	423,307
BANK,
Series 2017-BNK06, Class A4
3.254%	07/15/60	260	240,226

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-BNK08, Class A3
3.229%	11/15/50	7	$6,237
Series 2019-BN19, Class A1
2.263%	08/15/61	294	274,716
Series 2019-BN19, Class A2
2.926%	08/15/61	2,870	2,501,102
Series 2019-BN20, Class A2
2.758%	09/15/62	1,693	1,468,433
Series 2020-BN25, Class A3
2.391%	01/15/63	100	89,212
Series 2020-BN25, Class A4
2.399%	01/15/63	650	544,409
Series 2020-BN26, Class A3
2.155%	03/15/63	250	206,000
Series 2020-BN28, Class A1
0.628%	03/15/63	39	38,673
Series 2020-BN28, Class A3
1.584%	03/15/63	1,500	1,184,759
Series 2020-BN29, Class A1
0.549%	11/15/53	1,161	1,074,202
Series 2021-BN31, Class A3
1.771%	02/15/54	5,100	4,011,845
Series 2021-BN36, Class A1
0.801%	09/15/64	399	364,323
Series 2021-BN38, Class A1
1.274%	12/15/64	1,281	1,174,955
Series 2022-BNK42, Class A5
4.493%(cc)	06/15/55	850	812,194
Barclays Commercial Mortgage Securities Trust,
Series 2020-C06, Class A1
1.806%	02/15/53	92	88,694
Series 2021-C10, Class ASB
2.268%	07/15/54	275	235,432
Series 2021-C11, Class A4
2.043%	09/15/54	165	132,172
Series 2022-C15, Class A5
3.662%(cc)	04/15/55	320	286,268
Benchmark Mortgage Trust,
Series 2020-B16, Class A3
2.475%	02/15/53	100	90,089
Series 2020-B17, Class A1
1.282%	03/15/53	67	64,066
Series 2020-B17, Class A4
2.042%	03/15/53	1,475	1,210,511
Series 2020-B19, Class A4
1.546%	09/15/53	1,500	1,211,091
Series 2020-B20, Class A3
1.945%	10/15/53	750	647,845
Series 2020-B21, Class A1
0.537%	12/17/53	151	141,491
Series 2020-B21, Class A4
1.704%	12/17/53	500	397,641
Series 2020-B22, Class A1
0.509%	01/15/54	445	405,369
Series 2021-B23, Class A4A1
1.823%	02/15/54	100	79,015

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-B24, Class A3
2.010%	03/15/54	1,200	$1,027,931
Series 2021-B25, Class ASB
2.271%	04/15/54	250	214,524
Series 2021-B26, Class A1
0.747%	06/15/54	2,046	1,854,381
Series 2021-B28, Class A1
0.597%	08/15/54	1,316	1,194,342
Series 2022-B35, Class ASB
4.445%(cc)	05/15/55	3,400	3,262,803
BPR Trust,
Series 2021-TY, Class D, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 2.350%)
6.668%(c)	09/15/38	990	896,970
CD Mortgage Trust,
Series 2016-CD2, Class A3
3.248%	11/10/49	246	228,933
Series 2017-CD06, Class A4
3.190%	11/13/50	500	455,335
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class ASB
3.091%	05/10/58	298	285,967
Series 2016-C07, Class A2
3.585%	12/10/54	50	46,309
Series 2017-C08, Class A4
3.572%	06/15/50	1,399	1,289,204
CGMS Commercial Mortgage Trust,
Series 2017-B01, Class A3
3.197%	08/15/50	296	267,839
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class AAB
3.337%	07/10/47	630	616,750
Series 2014-GC25, Class A3
3.372%	10/10/47	49	46,987
Series 2015-GC31, Class A3
3.497%	06/10/48	3,170	3,018,239
Series 2015-GC33, Class AAB
3.522%	09/10/58	167	161,284
Series 2015-P01, Class A4
3.462%	09/15/48	1,300	1,232,598
Series 2016-C02, Class A1
1.499%	08/10/49	43	42,759
Series 2016-P04, Class A3
2.646%	07/10/49	20	18,297
Series 2017-P07, Class AAB
3.509%	04/14/50	337	323,518
Series 2017-P08, Class A3
3.203%	09/15/50	1,030	942,821
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.046%	10/10/46	400	392,515
Series 2014-CR19, Class A4
3.532%	08/10/47	69	65,721
Series 2014-CR21, Class A3
3.528%	12/10/47	430	414,037
Series 2014-UBS04, Class A4
3.420%	08/10/47	750	725,269

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-UBS05, Class A4
3.838%	09/10/47	210	$202,753
Series 2014-UBS06, Class A4
3.378%	12/10/47	153	146,767
Series 2015-CR22, Class A3
3.207%	03/10/48	41	40,928
Series 2015-CR23, Class ASB
3.257%	05/10/48	145	141,418
Series 2015-CR25, Class A3
3.505%	08/10/48	36	34,178
Series 2015-CR25, Class ASB
3.537%	08/10/48	539	525,214
Series 2015-CR26, Class A3
3.359%	10/10/48	43	40,335
Series 2015-DC01, Class A4
3.078%	02/10/48	810	778,758
Series 2015-DC01, Class ASB
3.142%	02/10/48	216	212,989
Series 2015-LC21, Class A3
3.445%	07/10/48	511	484,170
Series 2015-LC21, Class A4
3.708%	07/10/48	50	47,587
Series 2015-LC23, Class A3
3.521%	10/10/48	784	744,000
Series 2015-PC01, Class A5
3.902%	07/10/50	1,060	1,015,487
Series 2016-COR01, Class A3
2.826%	10/10/49	297	274,103
Series 2016-COR1, Class ASB
2.972%	10/10/49	843	801,032
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A4
3.795%(cc)	12/15/49	500	470,095
CSAIL Commercial Mortgage Trust,
Series 2015-C01, Class A3
3.236%	04/15/50	48	46,008
Series 2015-C03, Class A4
3.718%	08/15/48	1,067	1,015,623
Series 2019-C16, Class A2
3.067%	06/15/52	100	87,403
Series 2019-C17, Class A4
2.763%	09/15/52	1,380	1,179,064
Series 2020-C19, Class A2
2.320%	03/15/53	2,150	1,789,479
Deutsche Bank Commercial Mortgage Trust,
Series 2020-C09, Class A1
0.800%	08/15/53	269	253,358
FHLMC Multifamily Structured Pass-Through Certificates,
Series K736, Class X1, IO
1.289%(cc)	07/25/26	115,964	4,295,801
GS Mortgage Securities Trust,
Series 2013-GC14, Class A5
4.243%	08/10/46	300	297,027
Series 2014-GC20, Class A4
3.721%	04/10/47	5	5,254
Series 2014-GC22, Class A3
3.516%	06/10/47	37	36,346

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-GC32, Class A3
3.498%	07/10/48	1,997	$1,904,518
Series 2015-GS01, Class AAB
3.553%	11/10/48	1,920	1,853,736
Series 2019-GC42, Class A3
2.749%	09/01/52	1,000	857,867
Series 2020-GC45, Class A1
2.019%	02/13/53	86	83,189
Series 2020-GC45, Class A3
2.639%	02/13/53	100	90,309
Series 2020-GC45, Class A4
2.658%	02/13/53	100	85,156
Series 2020-GC47, Class A4
2.125%	05/12/53	818	668,012
Series 2021-GSA03, Class A4
2.369%	12/15/54	100	79,494
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A4
3.363%	07/15/45	2	1,976
Series 2013-C14, Class ASB
3.761%(cc)	08/15/46	637	631,107
Series 2014-C19, Class A3
3.669%	04/15/47	24	23,600
Series 2014-C22, Class A4
3.801%	09/15/47	930	899,690
Series 2014-C24, Class A4A1
3.373%	11/15/47	3,225	3,095,071
Series 2014-C24, Class A5
3.639%	11/15/47	2,000	1,922,330
Series 2015-C28, Class A3
2.912%	10/15/48	1,133	1,075,269
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C10, Class A5
3.143%	12/15/47	308	307,824
Series 2013-LC11, Class ASB
2.554%	04/15/46	25	25,310
Series 2016-JP02, Class ASB
2.713%	08/15/49	77	72,960
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50	500	462,039
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class A3
3.077%	03/15/48	44	41,463
Series 2015-C23, Class A3
3.451%	07/15/50	5,940	5,651,625
Series 2015-C23, Class ASB
3.398%	07/15/50	186	181,053
Series 2015-C24, Class A4
3.732%	05/15/48	998	949,416
Series 2015-C26, Class ASB
3.323%	10/15/48	216	209,102
Series 2015-C27, Class ASB
3.557%	12/15/47	278	270,311
Series 2016-C032, Class ASB
3.514%	12/15/49	761	728,261

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-C31, Class A4
2.840%	11/15/49	47	$43,076
Morgan Stanley Capital I Trust,
Series 2021-L06, Class ASB
2.250%(cc)	06/15/54	350	294,260
Series 2021-L07, Class A1
0.881%	10/15/54	1,103	999,928
UBS Commercial Mortgage Trust,
Series 2017-C04, Class A3
3.301%	10/15/50	246	226,128
Series 2018-C08, Class ASB
3.903%	02/15/51	340	326,720
Series 2019-C17, Class A2
2.313%	10/15/52	500	471,212
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C06, Class A4
3.244%	04/10/46	472	468,364
Wells Fargo Commercial Mortgage Trust,
Series 2015-C29, Class A3
3.368%	06/15/48	332	316,787
Series 2015-LC20, Class A3
3.086%	04/15/50	100	98,194
Series 2015-LC20, Class A5
3.184%	04/15/50	400	379,259
Series 2016-BNK1, Class A3
2.652%	08/15/49	2,000	1,807,673
Series 2016-LC24, Class A4
2.942%	10/15/49	275	251,739
Series 2016-NXS05, Class A5
3.372%	01/15/59	2,028	1,904,726
Series 2017-C41, Class A2
2.590%	11/15/50	1,287	1,151,563
Series 2020-C55, Class A3
2.462%	02/15/53	100	89,622
Series 2020-C57, Class A1
0.903%	08/15/53	1,848	1,725,519
Series 2020-C58, Class A1
0.548%	07/15/53	1,425	1,317,459

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $91,008,837)			87,437,704

CORPORATE BONDS — 28.8%
Aerospace & Defense — 0.4%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.700%	02/01/27	220	198,659
2.950%	02/01/30(a)	1,130	956,510
3.550%	03/01/38	780	574,537
3.750%	02/01/50	790	544,548
General Dynamics Corp.,
Gtd. Notes
3.625%	04/01/30	5	4,658
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
4.400%	05/01/30	30	28,862

			2,307,774

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture — 0.5%
Altria Group, Inc.,
Gtd. Notes
2.450%	02/04/32	940	$708,910
BAT Capital Corp. (United Kingdom),
Gtd. Notes
4.700%	04/02/27	1,180	1,133,374
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26	295	261,325
4.448%	03/16/28	290	268,000
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
1.375%	07/23/23	269	263,464
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.125%	05/01/23	460	454,089

			3,089,162

Airlines — 0.0%
United Airlines 2019-2 Class AA Pass-Through Trust, Pass-Through Certificates
2.700%	11/01/33	44	35,593

Apparel — 0.0%
NIKE, Inc.,
Sr. Unsec’d. Notes
2.750%	03/27/27	10	9,349

Auto Manufacturers — 0.5%
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43	650	602,304
General Motors Financial Co., Inc.,
Gtd. Notes
3.250%	01/05/23	75	75,000
3.700%	05/09/23	130	129,259
3.950%	04/13/24	784	768,560
Sr. Unsec’d. Notes
2.350%	01/08/31	425	320,994
2.400%	04/10/28	545	459,935
2.400%	10/15/28	220	183,025
3.800%	04/07/25	30	28,979
5.000%	04/09/27	550	533,207

			3,101,263

Auto Parts & Equipment — 0.0%
Aptiv PLC/Aptiv Corp.,
Gtd. Notes
3.250%	03/01/32	135	110,841

Banks — 9.8%
Bank of America Corp.,
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31	15	12,236
2.687%(ff)	04/22/32	1,115	892,081
2.972%(ff)	02/04/33	5,390	4,346,038
Sr. Unsec’d. Notes, MTN
2.015%(ff)	02/13/26	720	667,594
2.087%(ff)	06/14/29	260	218,704

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
2.496%(ff)	02/13/31	695	$564,622
3.194%(ff)	07/23/30	35	30,122
3.384%(ff)	04/02/26	640	611,057
4.376%(ff)	04/27/28	2,720	2,600,571
Sr. Unsec’d. Notes, MTN, SOFR + 0.730%
4.684%(c)	10/24/24	580	573,779
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32	40	32,026
Sub. Notes, MTN
4.000%	01/22/25	95	92,987
4.450%	03/03/26	760	744,598
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
1.600%	04/24/25	45	41,816
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.932%(ff)	05/07/25	520	504,867
BNG Bank NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
2.500%	01/23/23	2,200	2,197,350
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27	1,470	1,281,837
1.904%(ff)	09/30/28	500	417,293
3.375%	01/09/25	255	245,597
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	165	137,394
Sr. Unsec’d. Notes
1.462%(ff)	06/09/27	285	247,376
2.666%(ff)	01/29/31	630	516,870
2.976%(ff)	11/05/30	250	210,143
3.057%(ff)	01/25/33	4,505	3,637,575
3.106%(ff)	04/08/26	275	260,106
3.352%(ff)	04/24/25	160	155,114
3.400%	05/01/26	150	142,408
4.910%(ff)	05/24/33(a)	485	454,675
Sub. Notes
4.400%	06/10/25	500	490,790
4.450%	09/29/27	15	14,328
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.800%	06/09/23	250	244,915
Sr. Unsec’d. Notes, 144A
3.091%(ff)	05/14/32	250	172,042
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
3.773%(ff)	03/28/25	280	271,336
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
3.961%(ff)	11/26/25	275	262,797
Sr. Unsec’d. Notes, Series E, SOFR + 0.500%
4.603%(c)	11/08/23	160	158,912
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes, 144A, MTN
3.125%	09/06/23	500	493,248

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, EMTN
0.750%	05/07/23	250	$246,683
3.250%	09/26/23	2,250	2,223,326
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.431%(ff)	03/09/27	50	43,748
1.542%(ff)	09/10/27	5,150	4,449,102
2.600%	02/07/30	25	20,869
2.615%(ff)	04/22/32	250	199,229
3.102%(ff)	02/24/33	10	8,154
3.500%	01/23/25	60	58,055
3.500%	04/01/25	190	182,913
3.615%(ff)	03/15/28	370	343,539
3.850%	01/26/27	170	161,864
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)	120	106,551
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(a)(oo)	240	204,939
Sr. Unsec’d. Notes
1.045%(ff)	11/19/26	260	229,562
1.578%(ff)	04/22/27	260	228,838
1.953%(ff)	02/04/32	30	22,964
2.069%(ff)	06/01/29	150	125,266
2.580%(ff)	04/22/32	780	624,031
2.739%(ff)	10/15/30	1,515	1,272,254
2.963%(ff)	01/25/33(a)	7,235	5,881,599
4.005%(ff)	04/23/29	55	50,948
Sub. Notes
3.375%	05/01/23	260	258,683
4.250%	10/01/27	250	240,491
Landwirtschaftliche Rentenbank (Germany),
Gov’t. Gtd. Notes, EMTN
1.875%	04/17/23	200	198,278
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.870%(ff)	07/09/25	730	708,649
Morgan Stanley,
Sr. Unsec’d. Notes
1.593%(ff)	05/04/27	290	254,584
4.210%(ff)	04/20/28	485	460,674
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32	15	11,493
2.699%(ff)	01/22/31	1,040	860,682
Sr. Unsec’d. Notes, MTN
2.943%(ff)	01/21/33	4,935	4,002,476
Sr. Unsec’d. Notes, Series F, MTN
3.875%	04/29/24(a)	355	349,587
Sub. Notes, GMTN
4.350%	09/08/26	545	529,729
Sub. Notes, MTN
3.950%	04/23/27	55	52,043
Northern Trust Corp.,
Sr. Unsec’d. Notes
4.000%	05/10/27(a)	1,285	1,255,416

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.450%	04/23/29	20	$18,327
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN
1.150%	06/10/25(a)	460	420,629
3.375%	04/14/25	20	19,338
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26	200	174,109
Sr. Unsec’d. Notes, 144A, MTN
3.875%	03/28/24	245	238,836
State Street Corp.,
Sub. Notes
2.200%	03/03/31	25	19,985
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
1.902%	09/17/28	260	214,193
Sumitomo Mitsui Trust Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A, MTN
0.850%	03/25/24	280	264,975
2.800%	03/10/27	200	181,428
Swedbank AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.300%	06/02/23	295	290,607
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.250%	06/01/26	205	178,904
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
4.488%(ff)	05/12/26	390	381,417
Sr. Unsec’d. Notes, 144A, SOFR + 1.580%
5.706%(c)	05/12/26	1,210	1,219,477
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.164%(ff)	02/11/26	25	23,329
2.572%(ff)	02/11/31	3,210	2,654,944
3.526%(ff)	03/24/28	695	644,319
3.908%(ff)	04/25/26	20	19,425

			56,776,665

Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46	1,420	1,299,441
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.625%	03/19/27	20	18,555
2.750%	03/19/30	10	8,848

			1,326,844

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.000%	02/22/29	30	26,589

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology (cont’d.)
Baxalta, Inc.,
Gtd. Notes
4.000%	06/23/25	60	$58,444
CSL Finance PLC (Australia),
Gtd. Notes, 144A
3.850%	04/27/27	240	230,078

			315,111

Chemicals — 0.2%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
5.125%	04/01/25	165	164,703
FMC Corp.,
Sr. Unsec’d. Notes
3.450%	10/01/29	195	171,862
LYB International Finance BV,
Gtd. Notes
4.000%	07/15/23	437	434,068
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/23	500	495,605

			1,266,238

Commercial Services — 0.4%
Equifax, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/31	310	240,351
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.700%	11/01/23	800	781,681
3.800%	11/01/25	70	66,941
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25	15	14,124
3.750%	06/01/23	25	24,800
Moody’s Corp.,
Sr. Unsec’d. Notes
3.750%	03/24/25	50	48,662
RELX Capital, Inc. (United Kingdom),
Gtd. Notes
4.750%	05/20/32(a)	350	336,023
Trustees of Princeton University (The),
Unsec’d. Notes
4.201%	03/01/52	695	638,900

			2,151,482

Computers — 0.0%
Apple, Inc.,
Sr. Unsec’d. Notes
3.000%	02/09/24	95	93,150

Cosmetics/Personal Care — 0.0%
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
3.000%	03/25/30	5	4,556

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services — 0.7%
American Express Co.,
Sr. Unsec’d. Notes
0.750%	11/03/23	100	$96,659
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
3.000%	04/02/25	165	158,078
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.500%	04/14/27	1,990	1,847,567
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.273%(ff)	03/01/30	20	17,138
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
1.000%	04/17/23	750	742,183
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
2.000%	03/20/28	520	456,406
2.750%	10/01/29	70	60,949
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.300%	03/26/27	45	42,886
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.172%	07/14/28	200	164,482
2.710%	01/22/29	200	166,542
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes, 144A
0.875%	09/21/26	250	218,035
Visa, Inc.,
Sr. Unsec’d. Notes
1.900%	04/15/27	85	76,698
Western Union Co. (The),
Sr. Unsec’d. Notes
1.350%	03/15/26	150	131,430

			4,179,053

Electric — 3.7%
AEP Texas, Inc.,
Sr. Unsec’d. Notes, Series I
2.100%	07/01/30	1,445	1,169,691
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
4.250%	09/15/48	1,070	884,074
Arizona Public Service Co.,
Sr. Unsec’d. Notes
2.200%	12/15/31	50	38,146
Atlantic City Electric Co.,
First Mortgage
2.300%	03/15/31	20	16,240
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.200%	04/15/25	130	124,273
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.700%	07/15/30	695	636,230

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
CenterPoint Energy Houston Electric LLC,
First Mortgage, Series AE
2.350%	04/01/31	20	$16,611
General Ref. Mortgage, Series Z
2.400%	09/01/26	240	219,708
Commonwealth Edison Co.,
First Mortgage, Series 130
3.125%	03/15/51	1,570	1,094,103
Connecticut Light & Power Co. (The),
First Ref. Mortgage
4.000%	04/01/48	1,045	872,991
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series B
3.600%	03/15/27	30	28,231
Sr. Unsec’d. Notes, Series D
2.850%	08/15/26	75	69,273
Duke Energy Carolinas LLC,
First Ref. Mortgage
2.950%	12/01/26	690	650,504
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26	185	170,913
Duke Energy Florida LLC,
First Mortgage
2.400%	12/15/31	15	12,215
Emera US Finance LP (Canada),
Gtd. Notes
3.550%	06/15/26(a)	2,120	1,990,846
Enel Finance International NV (Italy),
Gtd. Notes, 144A
1.875%	07/12/28	210	166,694
Entergy Louisiana LLC,
Collateral Trust
0.950%	10/01/24	345	321,433
4.000%	03/15/33	3,000	2,704,423
Evergy, Inc.,
Sr. Unsec’d. Notes
2.450%	09/15/24	40	38,005
Florida Power & Light Co.,
First Mortgage
2.850%	04/01/25	460	440,771
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series GF
8.875%	03/01/26	3,400	3,800,639
Nevada Power Co.,
General Ref. Mortgage, Series CC
3.700%	05/01/29	40	37,660
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
0.650%	03/01/23	180	178,796
Northern States Power Co.,
First Mortgage
4.500%	06/01/52	110	99,949
OGE Energy Corp.,
Sr. Unsec’d. Notes
0.703%	05/26/23	570	559,823

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
PacifiCorp,
First Mortgage
3.350%	07/01/25	160	$153,433
Public Service Co. of Colorado,
First Mortgage
3.600%	09/15/42	1,985	1,569,150
Puget Energy, Inc.,
Sr. Sec’d. Notes
2.379%	06/15/28	64	54,568
Southern Co. (The),
Jr. Sub. Notes
4.475%	08/01/24(a)	1,230	1,214,568
Sr. Unsec’d. Notes, Series 21-B
1.750%	03/15/28	35	29,459
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A
2.875%	07/15/29	45	39,598
Sr. Unsec’d. Notes, Series B
2.950%	11/15/26(a)	950	887,745
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	305	292,692
3.700%	01/30/27	690	628,077
WEC Energy Group, Inc.,
Sr. Unsec’d. Notes
2.200%	12/15/28	200	169,345
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
1.700%	06/15/28	150	127,714

			21,508,591

Electronics — 0.0%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
2.300%	03/12/31	20	16,184

Entertainment — 0.3%
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
3.755%	03/15/27	405	365,530
5.050%	03/15/42	1,680	1,291,922

			1,657,452

Environmental Control — 0.0%
Waste Connections, Inc.,
Sr. Unsec’d. Notes
2.200%	01/15/32	35	27,804

Foods — 0.2%
Hormel Foods Corp.,
Sr. Unsec’d. Notes
0.650%	06/03/24	135	127,303
1.700%	06/03/28	180	155,562
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.125%	02/01/28	865	820,502
Kraft Heinz Foods Co.,
Gtd. Notes
3.750%	04/01/30	90	82,026

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Mondelez International, Inc.,
Sr. Unsec’d. Notes
2.125%	03/17/24	5	$4,822
Nestle Holdings, Inc.,
Gtd. Notes, 144A
1.500%	09/14/28	150	127,318

			1,317,533

Gas — 0.2%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
2.625%	09/15/29	30	26,055
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
0.700%	03/02/23	150	148,929
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
5.050%	05/15/52(a)	860	780,065

			955,049

Healthcare-Products — 0.0%
Baxter International, Inc.,
Sr. Unsec’d. Notes
3.950%	04/01/30	90	82,079
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/29	5	4,408

			86,487

Healthcare-Services — 0.9%
AdventHealth Obligated Group,
Unsec’d. Notes, Series E
2.795%	11/15/51	1,500	955,678
Elevance Health, Inc.,
Sr. Unsec’d. Notes
2.875%	09/15/29	65	57,013
3.500%	08/15/24	25	24,377
HCA, Inc.,
Gtd. Notes
5.000%	03/15/24	500	497,258
Gtd. Notes, 144A
3.125%	03/15/27	160	145,543
3.375%	03/15/29	10	8,764
Humana, Inc.,
Sr. Unsec’d. Notes
4.500%	04/01/25	155	153,218
Nationwide Children’s Hospital, Inc.,
Unsec’d. Notes
4.556%	11/01/52	975	870,283
Presbyterian Healthcare Services,
Unsec’d. Notes
4.875%	08/01/52	1,125	1,048,601
Queen’s Health Systems (The),
Sec’d. Notes
4.810%	07/01/52	680	628,772

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30	75	$64,844
Roche Holdings, Inc.,
Gtd. Notes, 144A
2.375%	01/28/27	500	457,604
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.300%	05/15/31	20	16,661
Universal Health Services, Inc.,
Sr. Sec’d. Notes
2.650%	01/15/32	30	22,791

			4,951,407

Home Builders — 0.1%
Toll Brothers Finance Corp.,
Gtd. Notes
4.875%	03/15/27	720	682,506

Household Products/Wares — 0.0%
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
3.100%	03/26/30	2	1,797

Insurance — 0.5%
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A
3.650%	04/05/27	90	83,840
3.850%	04/05/29	550	501,054
3.900%	04/05/32	1,030	902,178
Equitable Financial Life Global Funding,
Sec’d. Notes, 144A
1.800%	03/08/28	125	104,214
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.250%	06/15/23	63	62,433
4.569%	02/01/29	907	850,112
5.500%	06/15/52	500	448,550
Principal Financial Group, Inc.,
Gtd. Notes
3.125%	05/15/23	150	148,948
Unum Group,
Sr. Unsec’d. Notes
4.000%	06/15/29	50	45,134

			3,146,463

Internet — 0.0%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.000%	04/13/25	20	19,320

Machinery-Construction & Mining — 0.0%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
1.900%	03/12/31	25	20,289

Machinery-Diversified — 0.1%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	01/01/30	100	100,415

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Diversified (cont’d.)
Flowserve Corp.,
Sr. Unsec’d. Notes
2.800%	01/15/32	15	$11,208
John Deere Capital Corp.,
Sr. Unsec’d. Notes
2.800%	01/27/23	50	49,941
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.950%	09/15/28	275	264,316

			425,880

Media — 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.250%	01/15/29	130	104,489
2.300%	02/01/32	510	376,360
4.800%	03/01/50	1,570	1,148,814
4.908%	07/23/25	110	107,877
5.050%	03/30/29	1,235	1,161,252
Comcast Corp.,
Gtd. Notes
2.650%	02/01/30	70	60,439
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.600%	06/15/31	380	302,328
3.150%	08/15/24	424	408,199
3.500%	08/15/27(a)	600	556,432
Fox Corp.,
Sr. Unsec’d. Notes
3.050%	04/07/25(a)	360	344,490
4.030%	01/25/24	110	108,685

			4,679,365

Mining — 0.3%
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30	825	663,224
2.600%	07/15/32(a)	1,145	912,320
2.800%	10/01/29	10	8,522

			1,584,066

Miscellaneous Manufacturing — 0.1%
3M Co.,
Sr. Unsec’d. Notes
3.050%	04/15/30	5	4,399
Carlisle Cos., Inc.,
Sr. Unsec’d. Notes
0.550%	09/01/23	110	106,452
2.200%	03/01/32	45	34,211
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A
3.400%	03/16/27	350	328,826
Teledyne Technologies, Inc.,
Gtd. Notes
2.750%	04/01/31	20	16,384

			490,272

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Multi-National — 0.0%
FMS Wertmanagement (Germany),
Gov’t. Gtd. Notes
2.750%	03/06/23	200	$199,540

Office/Business Equipment — 0.2%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	1,265	1,124,859

Oil & Gas — 0.7%
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.650%	01/15/32(a)	1,995	1,588,999
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	50	48,616
4.500%	04/15/23	31	30,891
Diamondback Energy, Inc.,
Gtd. Notes
3.125%	03/24/31	175	145,051
Phillips 66 Co.,
Gtd. Notes, 144A
3.550%	10/01/26	315	295,379
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30	810	635,594
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.800%	12/01/31	15	12,236
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A
5.000%	05/18/27	1,460	1,375,891

			4,132,657

Oil & Gas Services — 0.0%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes
1.231%	12/15/23	30	28,944

Packaging & Containers — 0.2%
AptarGroup, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/32	1,300	1,078,298
Graphic Packaging International LLC,
Sr. Sec’d. Notes, 144A
1.512%	04/15/26	150	130,998

			1,209,296

Pharmaceuticals — 1.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26	425	396,036
3.200%	11/21/29	835	752,859
3.600%	05/14/25	425	411,952
4.550%	03/15/35	2,465	2,304,354
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
2.700%	03/15/31	20	16,592
3.450%	12/15/27	30	28,026

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes
1.750%	05/28/28	280	$240,486
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24	13	12,675
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
3.400%	07/26/29	4	3,714
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.750%	09/15/25	160	154,962
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27	60	56,306
3.500%	06/15/24	100	97,655
3.750%	07/15/23	51	50,624
Sr. Unsec’d. Notes
2.375%	03/15/31	320	261,732
2.400%	03/15/30	15	12,569
CVS Health Corp.,
Sr. Unsec’d. Notes
3.875%	07/20/25	30	29,290
4.300%	03/25/28	90	87,053
5.050%	03/25/48(a)	1,975	1,782,771
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26	385	361,052
Viatris, Inc.,
Gtd. Notes
2.700%	06/22/30(a)	960	752,586
4.000%	06/22/50	1,165	721,659

			8,534,953

Pipelines — 1.8%
Enbridge, Inc. (Canada),
Gtd. Notes
0.550%	10/04/23	65	62,746
Energy Transfer LP,
Sr. Unsec’d. Notes
2.900%	05/15/25	170	160,176
3.750%	05/15/30(a)	965	850,707
4.950%	05/15/28	305	292,852
4.950%	06/15/28	500	482,950
5.150%	03/15/45	1,080	896,604
5.875%	01/15/24	260	260,660
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29	40	35,215
3.350%	03/15/23(a)	300	298,930
MPLX LP,
Sr. Unsec’d. Notes
4.875%	12/01/24	25	24,776
4.950%	03/14/52	1,875	1,539,686
ONEOK Partners LP,
Gtd. Notes
4.900%	03/15/25	30	29,593

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	645	$541,217
4.350%	03/15/29	305	282,827
4.450%	09/01/49	1,010	756,239
5.850%	01/15/26	200	202,776
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	2,150	1,868,542
Targa Resources Corp.,
Gtd. Notes
4.200%	02/01/33(a)	1,345	1,157,971
6.250%	07/01/52	305	290,107
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
2.600%	03/15/31	280	227,190
4.000%	09/15/25	65	63,159

			10,324,923

Real Estate — 0.1%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
4.125%	02/01/29	600	540,141

Real Estate Investment Trusts (REITs) — 1.6%
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes
1.900%	12/01/28	400	334,164
2.050%	01/15/32	40	31,453
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.250%	04/01/28	15	12,475
2.500%	08/16/31	5	3,828
4.050%	07/01/30	1,980	1,740,320
Corporate Office Properties LP,
Gtd. Notes
2.750%	04/15/31	5	3,743
CubeSmart LP,
Gtd. Notes
2.250%	12/15/28	105	86,626
Digital Realty Trust LP,
Gtd. Notes
3.600%	07/01/29	40	35,756
Essex Portfolio LP,
Gtd. Notes
1.700%	03/01/28	40	33,363
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26	2,400	2,366,529
Invitation Homes Operating Partnership LP,
Gtd. Notes
2.300%	11/15/28	135	111,563
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.250%	12/01/31	50	38,320
Phillips Edison Grocery Center Operating Partnership I LP,
Gtd. Notes
2.625%	11/15/31	395	290,223

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Prologis LP,
Sr. Unsec’d. Notes
4.000%	09/15/28	2,175	$2,075,041
Public Storage,
Sr. Unsec’d. Notes
1.950%	11/09/28	520	442,973
Realty Income Corp.,
Sr. Unsec’d. Notes
3.400%	01/15/28	15	13,814
Sun Communities Operating LP,
Gtd. Notes
2.300%	11/01/28	1,855	1,549,916
2.700%	07/15/31	20	15,746
Welltower, Inc.,
Sr. Unsec’d. Notes
2.800%	06/01/31	335	266,884

			9,452,737

Retail — 0.3%
AutoNation, Inc.,
Sr. Unsec’d. Notes
3.850%	03/01/32	300	239,790
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.300%	07/01/25	90	87,053
3.500%	07/01/27	15	14,234
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/30	645	607,288
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
0.950%	11/17/23	520	501,485
Walmart, Inc.,
Sr. Unsec’d. Notes
1.500%	09/22/28	185	158,623
1.800%	09/22/31	30	24,462

			1,632,935

Semiconductors — 0.4%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
1.700%	10/01/28	45	38,127
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	470	344,818
3.419%	04/15/33	2,275	1,826,102
Intel Corp.,
Sr. Unsec’d. Notes
3.750%	03/25/27	30	28,972

			2,238,019

Software — 0.4%
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	04/01/25	75	70,718
2.950%	05/15/25	50	47,480

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
Take-Two Interactive Software, Inc.,
Sr. Unsec’d. Notes
3.300%	03/28/24	270	$263,510
3.550%	04/14/25	20	19,261
3.700%	04/14/27	190	178,850
Workday, Inc.,
Sr. Unsec’d. Notes
3.500%	04/01/27	90	84,179
3.700%	04/01/29	1,695	1,554,831
3.800%	04/01/32	10	8,825

			2,227,654

Telecommunications — 1.6%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/41	1,725	1,287,401
3.550%	09/15/55	1,360	918,569
4.300%	02/15/30	255	239,797
4.350%	03/01/29	465	442,532
NTT Finance Corp. (Japan),
Gtd. Notes, 144A
0.373%	03/03/23	230	228,204
1.162%	04/03/26	405	357,882
T-Mobile USA, Inc.,
Gtd. Notes
2.550%	02/15/31	1,250	1,018,658
3.500%	04/15/25	455	438,019
3.750%	04/15/27	435	410,140
3.875%	04/15/30	3,140	2,850,259
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.100%	03/22/28	500	433,747
2.355%	03/15/32	283	224,431
2.550%	03/21/31	580	477,339
3.000%	03/22/27	10	9,299
3.150%	03/22/30	40	35,240
4.016%	12/03/29	200	187,171

			9,558,688

Transportation — 0.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.450%	01/15/53	165	147,322

TOTAL CORPORATE BONDS (cost $179,270,091)			167,690,214

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.5%
Citigroup Mortgage Loan Trust,
Series 2022-A, Class A1, 144A
6.170%	09/25/62	291	284,632
Fannie Mae REMIC,
Series 2018-76, Class ZL
4.000%	10/25/58	9,480	8,387,934
Series 2022-51, Class PS, IO, 30 Day Average SOFR + 5.950% (Cap 5.950%, Floor 0.000%)
2.022%(c)	08/25/52	5,421	369,484

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)
6.828%(c)	04/25/42	2,181	$2,155,118
Series 2022-DNA06, Class M1A, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 0.000%)
6.078%(c)	09/25/42	1,024	1,024,783
Freddie Mac REMIC,
Series 5222, Class SA, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	05/25/52	227	3,914
Government National Mortgage Assoc.,
Series 2021-177, Class SB, IO, 30 Day Average SOFR + 3.200% (Cap 3.200%, Floor 0.000%)
0.000%(c)	10/20/51	1,401	22,167
Series 2021-205, Class DS, IO, 30 Day Average SOFR + 3.200% (Cap 3.200%, Floor 0.000%)
0.000%(c)	11/20/51	2,312	36,648
Series 2022-046, Class S, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	624	10,570
Series 2022-066, Class SB, IO, 30 Day Average SOFR + 3.850% (Cap 3.850%, Floor 0.000%)
0.024%(c)	04/20/52	865	16,713
Series 2022-068, Class SP, IO, 30 Day Average SOFR + 3.850% (Cap 3.850%, Floor 0.000%)
0.024%(c)	04/20/52	776	14,054
Series 2022-078, Class SB, IO, 30 Day Average SOFR + 3.750% (Cap 3.750%, Floor 0.000%)
0.000%(c)	04/20/52	1,621	29,124
Series 2022-093, Class GS, IO, 30 Day Average SOFR + 3.650% (Cap 3.650%, Floor 0.000%)
0.000%(c)	05/20/52	570	8,408
Series 2022-133, Class SA, IO, 30 Day Average SOFR + 3.950% (Cap 3.950%, Floor 0.000%)
0.124%(c)	07/20/52	1,185	18,864
Series 2022-148, Class DS, IO, 30 Day Average SOFR + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	08/20/52	1,189	15,244
Series 2022-180, Class Z
5.000%	10/20/52	2,017	1,886,141
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58	233	219,370

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $14,880,377)			14,503,168

SOVEREIGN BONDS — 1.7%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27	715	682,602
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
0.625%	07/15/25	400	361,409
1.750%	10/17/24	2,200	2,086,533
3.250%	07/20/23	200	198,208

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	10/25/23	600	$586,108
Sr. Unsec’d. Notes, EMTN
1.750%	09/05/24	2,600	2,467,094
3.250%	04/24/23	200	199,027
Province of Alberta (Canada),
Sr. Unsec’d. Notes
1.300%	07/22/30	685	551,956
3.300%	03/15/28	1,195	1,131,592
Province of Quebec (Canada),
Sr. Unsec’d. Notes
1.350%	05/28/30	200	162,102
Sr. Unsec’d. Notes, Series PD
7.500%	09/15/29	450	528,551
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.375%	10/17/24	400	376,627
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes
2.625%	05/29/24	200	193,621
Sr. Unsec’d. Notes, 144A
3.250%	06/01/23	200	198,315

TOTAL SOVEREIGN BONDS (cost $10,118,091)			9,723,745

U.S. GOVERNMENT AGENCY OBLIGATIONS — 31.0%
Federal Home Loan Bank
0.375%	09/04/25	2,500	2,254,121
0.500%	04/14/25	2,000	1,833,750
3.125%	09/12/25	1,235	1,194,375
4.250%	09/10/32	850	829,753
Federal Home Loan Mortgage Corp.
0.375%	07/21/25	5,550	5,022,290
1.500%	02/12/25	4,150	3,906,282
2.000%	02/01/36	936	834,769
2.000%	05/01/42	465	392,122
2.000%	06/01/51	4,225	3,448,229
2.000%	09/01/51	2,409	1,976,707
2.500%	07/01/51	2,050	1,740,259
2.500%	08/01/51	1,941	1,648,236
2.500%	09/01/51	660	560,753
2.500%	09/01/51	1,868	1,585,583
2.500%	12/01/51	4,789	4,054,284
2.500%	04/01/52	1,475	1,249,371
3.000%	09/01/50	5,378	4,741,885
3.000%	06/01/51	642	564,985
3.000%	02/01/52	1,010	892,364
3.000%	03/01/52	204	179,170
3.000%	06/01/52	2,429	2,133,097
3.500%	05/01/52	1,503	1,367,134
3.500%	06/01/52	2,494	2,266,297
3.500%	08/01/52	996	905,508
3.500%	10/01/52	992	901,148
3.500%	11/01/52	994	903,488
4.000%	11/01/37	2,419	2,361,180
4.000%	05/01/52	1,407	1,319,434
4.500%	05/01/52	483	464,803

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	06/01/52	1,941	$1,914,125
6.250%	07/15/32	115	134,102
6.750%	09/15/29	90	103,424
6.750%	03/15/31	1,350	1,588,443
Federal National Mortgage Assoc.
0.500%	06/17/25	1,500	1,364,571
0.875%	08/05/30	1,130	897,843
1.500%	11/01/50	486	375,566
1.500%	02/01/51	5,749	4,439,880
1.625%	01/07/25	3,640	3,438,422
2.000%	05/01/42	1,802	1,519,232
2.000%	04/01/51	3,042	2,483,857
2.000%	07/01/51	4,753	3,885,177
2.000%	08/01/51	3,863	3,152,314
2.500%	04/01/51	522	443,021
2.500%	06/01/51	2,917	2,471,496
2.500%	08/01/51	479	406,653
2.500%	08/01/51	8,318	7,063,063
2.500%	10/01/51	1,646	1,395,554
2.500%	12/01/51	1,914	1,622,749
2.500%	01/01/52	483	409,551
2.500%	02/01/52	2,408	2,053,313
2.500%	03/01/52	499	422,804
2.500%	04/01/52	1,215	1,035,576
2.500%	08/01/52	5,410	4,588,095
3.000%	TBA(tt)	7,000	6,141,585
3.000%	06/01/36	1,317	1,234,819
3.000%	05/01/51	685	603,660
3.000%	05/01/51	834	735,769
3.000%	05/01/51	908	800,389
3.000%	01/01/52	4,973	4,366,043
3.000%	02/01/52	1,010	886,889
3.000%	02/01/52	1,938	1,701,686
3.000%	04/01/52	2,438	2,153,109
3.000%	05/01/52	3,448	3,026,450
3.000%	06/01/52	1,025	899,687
3.000%	07/01/52	784	688,394
3.500%	03/01/52	991	908,028
3.500%	05/01/52	2,996	2,724,249
3.500%	07/01/52	4,461	4,054,740
3.500%	10/01/52	1,489	1,353,448
3.500%	12/01/52	2,992	2,719,022
4.000%	TBA	1,500	1,461,969
4.000%	05/01/52	4,793	4,508,395
4.500%	TBA	4,000	3,849,025
5.000%	06/01/52	955	941,544
5.000%	07/01/52	1,048	1,037,261
5.500%	TBA(tt)	500	501,233
6.000%	TBA(tt)	3,000	3,044,268
6.625%	11/15/30	290	338,276
Government National Mortgage Assoc.
2.000%	10/20/51	515	432,500
2.500%	TBA	2,500	2,165,895
2.500%	08/20/51	1,392	1,209,213
2.500%	11/20/51	455	394,600
2.500%	03/20/52	995	862,546
3.000%	TBA	3,500	3,115,636
3.000%	03/20/47	1,411	1,272,618

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	01/20/50	628	$564,560
3.000%	06/20/51	1,751	1,566,912
3.000%	10/20/51	2,423	2,165,464
3.000%	11/20/51	951	850,281
3.500%	06/20/42	480	452,180
3.500%	03/20/43	284	268,432
3.500%	06/20/46	3,141	2,931,368
3.500%	09/20/52	4,975	4,571,166
4.000%	09/20/47	2,088	2,010,223
4.000%	02/20/48	160	154,221
4.000%	04/20/48	500	480,078
4.500%	08/20/48	1,512	1,485,349
5.000%	TBA	2,000	1,981,458
5.500%	TBA	2,000	2,009,308
Tennessee Valley Authority, Sr. Unsec’d. Notes
1.500%	09/15/31	200	157,003

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $188,587,503)			180,521,157

U.S. TREASURY OBLIGATIONS — 7.4%
U.S. Treasury Bonds
1.375%	11/15/40	11,380	7,405,891
2.000%	11/15/41(k)	19,605	14,023,701
2.250%	05/15/41	19,865	14,935,997
U.S. Treasury Notes
4.125%	11/15/32	20	20,400
U.S. Treasury Strips Coupon
3.072%(s)	08/15/37	1,465	794,476
3.229%(s)	05/15/41	4,540	2,072,439
3.242%(s)	11/15/41	2,155	959,312
3.255%(s)	08/15/42	1,980	848,693
3.272%(s)	05/15/43	5,460	2,263,554

TOTAL U.S. TREASURY OBLIGATIONS (cost $50,001,100)			43,324,463

TOTAL LONG-TERM INVESTMENTS (cost $619,817,010)			587,326,749

		Shares

SHORT-TERM INVESTMENTS — 3.5%
AFFILIATED MUTUAL FUND — 2.1%
PGIM Institutional Money Market Fund (cost $12,348,955; includes $12,294,122 of cash collateral for securities on loan)(b)(we)		12,359,867	12,353,687

	Shares	Value

UNAFFILIATED FUND — 1.4%
Dreyfus Government Cash Management (Institutional Shares)	7,865,328	$7,865,328

(cost $7,865,328)

TOTAL SHORT-TERM INVESTMENTS (cost $20,214,283)		20,219,015

TOTAL INVESTMENTS—104.3% (cost $640,031,293)		607,545,764

Liabilities in excess of other assets(z) — (4.3)%		(25,292,258)

NET ASSETS — 100.0%		$582,253,506

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $12,047,379; cash collateral of $12,294,122 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 10,500,000 is 1.8% of net assets.
(we)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value

Federal National Mortgage Assoc.	2.500%	TBA	01/12/23	(3,500)	$(2,962,800)
Federal National Mortgage Assoc.	3.500%	TBA	01/12/23	(5,500)	(4,995,665)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $8,150,664)					$(7,958,465)

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
91	2 Year U.S. Treasury Notes	Mar. 2023	$18,662,110	$18,907
483	5 Year U.S. Treasury Notes	Mar. 2023	52,130,040	(327,893)
42	10 Year U.S. Treasury Notes	Mar. 2023	4,716,469	(23,121)
258	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	34,652,625	(436,977)

				(769,084)

Short Position:
259	20 Year U.S. Treasury Bonds	Mar. 2023	32,464,031	108,281

				$(660,803)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

JPS	$—	$2,331,919

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$20,202,966	$—
Collateralized Loan Obligations	—	58,749,284	—
Consumer Loans	—	3,992,652	—
Credit Cards	—	1,065,365	—
Student Loans	—	116,031	—
Commercial Mortgage-Backed Securities	—	87,437,704	—
Corporate Bonds	—	167,690,214	—
Residential Mortgage-Backed Securities	—	14,503,168	—
Sovereign Bonds	—	9,723,745	—
U.S. Government Agency Obligations	—	180,521,157	—
U.S. Treasury Obligations	—	43,324,463	—

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Fund	$12,353,687	$—	$—
Unaffiliated Fund	7,865,328	—	—

Total	$20,219,015	$587,326,749	$—

Other Financial Instruments*
Assets
Futures Contracts	$127,188	$—	$—

Liabilities
Forward Commitment Contracts	$—	$(7,958,465)	$—
Futures Contracts	(787,991)	—	—

Total	$(787,991)	$(7,958,465)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

U.S. Government Agency Obligations	31.0%
Commercial Mortgage-Backed Securities	15.0
Collateralized Loan Obligations	10.1
Banks	9.8
U.S. Treasury Obligations	7.4
Electric	3.7
Automobiles	3.4
Residential Mortgage-Backed Securities	2.5
Affiliated Mutual Fund (2.1% represents investments purchased with collateral from securities on loan)	2.1
Pipelines	1.8
Sovereign Bonds	1.7
Telecommunications	1.6
Real Estate Investment Trusts (REITs)	1.6
Pharmaceuticals	1.5
Unaffiliated Fund	1.4
Healthcare-Services	0.9
Media	0.8
Diversified Financial Services	0.7
Oil & Gas	0.7
Consumer Loans	0.7
Insurance	0.5
Auto Manufacturers	0.5
Agriculture	0.5
Aerospace & Defense	0.4
Semiconductors	0.4
Software	0.4
Commercial Services	0.4
Entertainment	0.3
Retail	0.3
Mining	0.3
Beverages	0.2
Foods	0.2

Chemicals	0.2%
Packaging & Containers	0.2
Office/Business Equipment	0.2
Credit Cards	0.2
Gas	0.2
Home Builders	0.1
Real Estate	0.1
Miscellaneous Manufacturing	0.1
Machinery-Diversified	0.1
Biotechnology	0.1
Multi-National	0.0	*
Transportation	0.0	*
Student Loans	0.0	*
Auto Parts & Equipment	0.0	*
Computers	0.0	*
Healthcare-Products	0.0	*
Airlines	0.0	*
Oil & Gas Services	0.0	*
Environmental Control	0.0	*
Machinery-Construction & Mining	0.0	*
Internet	0.0	*
Electronics	0.0	*
Apparel	0.0	*
Cosmetics/Personal Care	0.0	*
Household Products/Wares	0.0	*

	104.3
Liabilities in excess of other assets	(4.3)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$127,188	*	Due from/to broker-variation margin futures	$787,991	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(7,425,846)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(660,803)

For the period ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$119,916,201

Futures Contracts - Short Positions (1)	31,799,687

*	Average volume is based on average quarter end balances as noted for the period ended December 31, 2022.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$12,047,379	$(12,047,379)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $12,047,379:
Unaffiliated investments (cost $627,682,338)	$595,192,077
Affiliated investments (cost $12,348,955)	12,353,687
Receivable for investments sold	34,099,688
Dividends and interest receivable	3,735,797
Receivable for Portfolio shares sold	778,618
Prepaid expenses and other assets	104,046

Total Assets	646,263,913

LIABILITIES
Payable for investments purchased	43,152,303
Payable to broker for collateral for securities on loan	12,294,122
Forward commitment contracts, at value (proceeds receivable $8,150,664)	7,958,465
Payable for Portfolio shares purchased	324,469
Due to broker-variation margin futures	144,212
Accrued expenses and other liabilities	135,679
Trustees’ fees payable	620
Affiliated transfer agent fee payable	537

Total Liabilities	64,010,407

NET ASSETS	$582,253,506

Net assets were comprised of:
Partners’ Equity	$582,253,506

Net asset value and redemption price per share, $582,253,506 / 61,184,764 outstanding shares of beneficial interest	$9.52

STATEMENT OF OPERATIONS

For the Period April 25, 2022(a) through December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $5,533 foreign withholding tax, all of which is reimbursable by an affiliate)	$15,429,324
Unaffiliated dividend income	216,155
Affiliated income from securities lending, net	6,541

Total income	15,652,020

EXPENSES
Audit fee	58,000
Custodian and accounting fees	40,423
Legal fees and expenses	16,573
Trustees’ fees	13,810
Shareholders’ reports	8,646
Transfer agent’s fees and expenses (including affiliated expense of $2,390)	5,995
Fund data services	4,624
Miscellaneous	9,342

Total expenses	157,413

NET INVESTMENT INCOME (LOSS)	15,494,607

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $628)	(6,207,388)
Futures transactions	(7,425,846)

(13,633,234)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $4,732)	(32,293,330)
Futures	(660,803)

(32,954,133)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(46,587,367)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(31,092,760)

STATEMENT OF CHANGES IN NET ASSETS

April 25, 2022(a) through December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$15,494,607
Net realized gain (loss) on investment transactions	(13,633,234)
Net change in unrealized appreciation (depreciation) on investments	(32,954,133)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(31,092,760)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [80,424,169 shares]	799,257,096
Portfolio shares purchased [19,239,405 shares]	(185,910,830)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	613,346,266

TOTAL INCREASE (DECREASE)	582,253,506
NET ASSETS:
Beginning of period	—

End of period	$582,253,506

(a)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	April 25, 2022(a) through December 31, 2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24
Net realized and unrealized gain (loss) on investment transactions	(0.72)

Total from investment operations	(0.48)

Net Asset Value, end of period	$9.52

Total Return(c)	(4.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$582
Average net assets (in millions)	$628
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.03	%(e)
Expenses before waivers and/or expense reimbursement	0.03	%(e)
Net investment income (loss)	3.61	%(e)
Portfolio turnover rate(f)	362%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 97.9%
ASSET-BACKED SECURITIES — 6.1%
Automobiles — 1.8%
AmeriCredit Automobile Receivables Trust,
Series 2020-01, Class D
1.800%	12/18/25	2,195	$2,071,053
Series 2021-01, Class C
0.890%	10/19/26	1,910	1,757,735
Series 2021-02, Class C
1.010%	01/19/27	3,300	3,000,247
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-02A, Class B, 144A
3.550%	09/22/25	345	328,747
CarMax Auto Owner Trust,
Series 2021-01, Class C
0.940%	12/15/26	1,235	1,117,462
Carvana Auto Receivables Trust,
Series 2021-N04, Class D
2.300%	09/11/28	6,465	5,869,948
Drive Auto Receivables Trust,
Series 2021-01, Class D
1.450%	01/16/29	1,790	1,677,445
Enterprise Fleet Funding LLC,
Series 2021-01, Class A2, 144A
0.440%	12/21/26	196	189,883
Exeter Automobile Receivables Trust,
Series 2021-02A, Class C
0.980%	06/15/26	1,385	1,330,968
Series 2021-04A, Class C
1.460%	10/15/27	2,990	2,814,216
Series 2022-03A, Class C
5.300%	09/15/27	2,660	2,608,369
Ford Credit Auto Owner Trust,
Series 2018-01, Class C, 144A
3.490%	07/15/31	3,775	3,596,093
Series 2020-02, Class C, 144A
1.740%	04/15/33	2,910	2,515,255
Series 2021-02, Class C, 144A
2.110%	05/15/34	2,575	2,201,181
GM Financial Automobile Leasing Trust,
Series 2021-02, Class C
1.010%	05/20/25	250	239,072
GMF Floorplan Owner Revolving Trust,
Series 2020-01, Class A, 144A
0.680%	08/15/25	475	461,218
Hyundai Auto Receivables Trust,
Series 2019-B, Class C
2.400%	06/15/26	1,490	1,446,702
JPMorgan Chase Bank, NA,
Series 2021-02, Class D, 144A
1.138%	12/26/28	623	592,364
Santander Drive Auto Receivables Trust,
Series 2021-03, Class D
1.330%	09/15/27	3,160	2,927,752

			36,745,710

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations — 2.7%
522 Funding CLO Ltd. (Cayman Islands),
Series 2019-05A, Class AR, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)
5.194%(c)	04/15/35	6,910	$6,645,927
AGL CLO Ltd. (Cayman Islands),
Series 2021-14A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.428%(c)	12/02/34	6,310	6,128,175
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2015-06BR, Class A, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)
5.433%(c)	07/20/34	3,170	3,038,112
Carlyle U.S. CLO Ltd. (Cayman Islands),
Series 2019-04A, Class A11R, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)
5.184%(c)	04/15/35	500	480,760
CIFC Funding Ltd. (Cayman Islands),
Series 2019-05A, Class A1R1, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.219%(c)	01/15/35	7,125	6,935,313
Series 2020-03A, Class A1R, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
5.373%(c)	10/20/34	2,720	2,629,920
Invesco CLO Ltd. (Cayman Islands),
Series 2021-02A, Class A, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.199%(c)	07/15/34	3,105	3,023,113
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)
5.154%(c)	10/15/32	280	274,600
Series 2019-37A, Class AR, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.149%(c)	07/15/33	3,755	3,698,399
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class AR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
5.119%(c)	04/15/34	2,855	2,781,864
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands),
Series 2021-40A, Class A, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 1.060%)
5.139%(c)	04/16/33	1,600	1,574,772
Series 2021-43A, Class A, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
5.209%(c)	07/17/35	1,920	1,878,713
OCP CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
5.363%(c)	07/20/29	2,692	2,664,484
OZLM Ltd. (Cayman Islands),
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
5.089%(c)	07/17/29	3,227	3,186,544
Palmer Square CLO Ltd. (Cayman Islands),
Series 2021-02A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	07/15/34	2,655	2,591,488

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	01/15/35	3,310	$3,205,405
Symphony CLO Ltd. (Cayman Islands),
Series 2018-20A, Class BR, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
5.729%(c)	01/16/32	4,105	3,970,814

			54,708,403

Equipment — 0.1%
CNH Equipment Trust,
Series 2019-C, Class B
2.350%	04/15/27	140	136,338
MMAF Equipment Finance LLC,
Series 2020-A, Class A4, 144A
1.400%	08/09/30	1,580	1,378,594

			1,514,932

Other — 0.8%
BRE Grand Islander Timeshare Issuer LLC,
Series 2019-A, Class A, 144A
3.280%	09/26/33	72	67,273
Driven Brands Funding LLC,
Series 2019-01A, Class A2, 144A
4.641%	04/20/49	1,915	1,749,530
Series 2020-02A, Class A2, 144A
3.237%	01/20/51	2,181	1,803,423
Series 2021-01A, Class A2, 144A
2.791%	10/20/51	2,579	2,045,236
Elara HGV Timeshare Issuer LLC,
Series 2017-A, Class A, 144A
2.690%	03/25/30	23	22,487
Hardee’s Funding LLC,
Series 2018-01A, Class A2II, 144A
4.959%	06/20/48	364	341,707
Series 2021-01A, Class A2, 144A
2.865%	06/20/51	1,098	875,504
Hilton Grand Vacations Trust,
Series 2017-AA, Class A, 144A
2.660%	12/26/28	94	92,064
MVW LLC,
Series 2019-02A, Class A, 144A
2.220%	10/20/38	82	77,624
Series 2020-01A, Class A, 144A
1.740%	10/20/37	373	339,573
Series 2021-01WA, Class B, 144A
1.440%	01/22/41	764	691,577
MVW Owner Trust,
Series 2017-01A, Class A, 144A
2.420%	12/20/34	790	771,589
Planet Fitness Master Issuer LLC,
Series 2022-01A, Class A2I, 144A
3.251%	12/05/51	1,265	1,100,227
SBA Tower Trust,
Series 2014-02A, Class C, 144A
3.869%	10/08/49	3,010	2,876,025

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (cont’d.)
ServiceMaster Funding LLC,
Series 2021-01, Class A2I, 144A
2.865%	07/30/51	2,775	$2,178,515
Sierra Timeshare Receivables Funding LLC,
Series 2019-01A, Class A, 144A
3.200%	01/20/36	397	381,389

			15,413,743

Student Loans — 0.7%
Navient Private Education Refi Loan Trust,
Series 2019-GA, Class A, 144A
2.400%	10/15/68	1,119	1,024,764
Series 2020-GA, Class A, 144A
1.170%	09/16/69	715	634,151
Series 2021-A, Class A, 144A
0.840%	05/15/69	824	712,845
Series 2021-EA, Class A, 144A
0.970%	12/16/69	1,305	1,092,891
SMB Private Education Loan Trust,
Series 2015-B, Class A3, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
6.068%(c)	05/17/32	229	228,582
Series 2016-A, Class A2A, 144A
2.700%	05/15/31	183	174,943
Series 2016-B, Class A2A, 144A
2.430%	02/17/32	483	461,137
Series 2016-B, Class A2B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
5.768%(c)	02/17/32	264	261,871
Series 2016-C, Class A2A, 144A
2.340%	09/15/34	290	276,595
Series 2018-A, Class A2A, 144A
3.500%	02/15/36	2,146	2,044,223
Series 2018-B, Class A2A, 144A
3.600%	01/15/37	117	112,148
Series 2018-C, Class A2A, 144A
3.630%	11/15/35	1,495	1,405,173
Series 2020-A, Class A2A, 144A
2.230%	09/15/37	910	830,320
Series 2020-B, Class A1A, 144A
1.290%	07/15/53	1,126	992,896
Series 2021-A, Class APT1, 144A
1.070%	01/15/53	572	490,390
Series 2021-B, Class A, 144A
1.310%	07/17/51	3,689	3,292,039

			14,034,968

TOTAL ASSET-BACKED SECURITIES (cost $121,670,666)			122,417,756

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.8%
Alen Mortgage Trust,
Series 2021-ACEN, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.468%(c)	04/15/34	3,250	2,982,993

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Merrill Lynch Commercial Mortgage Securities Trust,
Series 2021-JACX, Class B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
5.768%(c)	09/15/38	1,280	$1,178,654
Barclays Commercial Mortgage Securities Trust,
Series 2019-BWAY, Class D, 144A, 1 Month LIBOR + 2.160% (Cap N/A, Floor 2.160%)
6.478%(c)	11/15/34	190	163,419
Benchmark Mortgage Trust,
Series 2018-B03, Class AS
4.195%(cc)	04/10/51	1,395	1,283,149
Series 2019-B12, Class XA, IO
1.033%(cc)	08/15/52	7,901	328,071
Series 2019-B14, Class XA, IO
0.778%(cc)	12/15/62	8,387	266,311
Series 2020-B17, Class XA, IO
1.416%(cc)	03/15/53	7,466	453,219
BFLD Trust,
Series 2019-DPLO, Class C, 144A, 1 Month LIBOR + 1.540% (Cap N/A, Floor 1.540%)
5.858%(c)	10/15/34	580	561,015
BSREP Commercial Mortgage Trust,
Series 2021-DC, Class C, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
5.868%(c)	08/15/38	2,310	2,058,821
BX Commercial Mortgage Trust,
Series 2021-VINO, Class A, 144A, 1 Month LIBOR + 0.652% (Cap N/A, Floor 0.652%)
4.970%(c)	05/15/38	450	433,204
Series 2022-CSMO, Class B, 144A, 1 Month SOFR + 3.141% (Cap N/A, Floor 3.141%)
7.476%(c)	06/15/27	3,315	3,288,544
BX Trust,
Series 2021-ARIA, Class B, 144A, 1 Month LIBOR + 1.297% (Cap N/A, Floor 1.297%)
5.615%(c)	10/15/36	1,725	1,618,364
Series 2021-MFM01, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.018%(c)	01/15/34	445	430,617
Cantor Commercial Real Estate Lending,
Series 2019-CF01, Class 65A, 144A
4.411%(cc)	05/15/52	155	144,722
CD Mortgage Trust,
Series 2017-CD03, Class B
3.984%(cc)	02/10/50	965	818,356
CGDB Commercial Mortgage Trust,
Series 2019-MOB, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
5.268%(c)	11/15/36	445	434,358
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class AS
4.026%	05/10/47	1,980	1,898,734
Series 2015-GC27, Class A5
3.137%	02/10/48	1,655	1,573,149
Series 2015-GC29, Class XA, IO
1.017%(cc)	04/10/48	4,386	81,173

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-GC33, Class XA, IO
0.872%(cc)	09/10/58	4,140	$77,532
Series 2016-P06, Class XA, IO
0.561%(cc)	12/10/49	3,176	55,860
Commercial Mortgage Trust,
Series 2013-CR07, Class AM, 144A
3.314%	03/10/46	110	109,054
Series 2014-CR17, Class XA, IO
0.948%(cc)	05/10/47	2,592	23,168
Series 2014-LC17, Class XA, IO
0.663%(cc)	10/10/47	2,453	21,829
Series 2014-UBS06, Class XA, IO
0.836%(cc)	12/10/47	2,427	29,490
Series 2015-CR23, Class A3
3.230%	05/10/48	199	190,055
Series 2015-LC21, Class A4
3.708%	07/10/48	260	247,452
Series 2015-LC23, Class A2
3.221%	10/10/48	903	892,034
Series 2015-PC01, Class A5
3.902%	07/10/50	190	182,021
Series 2016-DC02, Class A5
3.765%	02/10/49	1,165	1,105,390
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class A, 144A, 1 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
5.298%(c)	05/15/36	195	192,849
DBUBS Mortgage Trust,
Series 2017-BRBK, Class B, 144A
3.530%(cc)	10/10/34	1,815	1,657,118
Extended Stay America Trust,
Series 2021-ESH, Class B, 144A, 1 Month LIBOR + 1.380% (Cap N/A, Floor 1.380%)
5.698%(c)	07/15/38	322	308,612
FHLMC Multifamily Structured Pass-Through Certificates,
Series K057, Class A1
2.206%	06/25/25	66	64,156
Series K068, Class A1
2.952%	02/25/27	129	124,089
FREMF Mortgage Trust,
Series 2019-K92, Class B, 144A
4.198%(cc)	05/25/52	1,265	1,141,403
Grace Trust,
Series 2020-GRCE, Class C, 144A
2.680%(cc)	12/10/40	200	147,528
Great Wolf Trust,
Series 2019-WOLF, Class B, 144A, 1 Month LIBOR + 1.334% (Cap N/A, Floor 1.334%)
5.652%(c)	12/15/36	2,200	2,120,510
Series 2019-WOLF, Class C, 144A, 1 Month LIBOR + 1.633% (Cap N/A, Floor 1.633%)
5.951%(c)	12/15/36	2,050	1,957,149
Series 2019-WOLF, Class D, 144A, 1 Month LIBOR + 1.933% (Cap N/A, Floor 1.933%)
6.251%(c)	12/15/36	275	261,853

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust,
Series 2021-ROSS, Class B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
5.918%(c)	05/15/26	2,185	$1,972,957
GS Mortgage Securities Trust,
Series 2014-GC26, Class A5
3.629%	11/10/47	245	234,982
Series 2015-GC34, Class XA, IO
1.204%(cc)	10/10/48	2,290	61,150
Series 2018-GS09, Class A4
3.992%(cc)	03/10/51	180	169,315
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class XA, IO
0.620%(cc)	04/15/47	374	1,962
Series 2015-C31, Class A3
3.801%	08/15/48	130	123,817
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A4
3.144%	06/15/49	110	101,824
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C16, Class AS
4.517%	12/15/46	745	730,842
Series 2018-WPT, Class AFX, 144A
4.248%	07/05/33	1,165	1,088,231
Series 2018-WPT, Class XAFX, IO, 144A
1.116%(cc)	07/05/33	1,000	2,928
Series 2020-609M, Class A, 144A, 1 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)
5.688%(c)	10/15/33	340	321,920
Series 2022-OPO, Class C, 144A
3.450%(cc)	01/05/39	2,575	1,990,437
LUXE Trust,
Series 2021-TRIP, Class C, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
6.068%(c)	10/15/38	3,505	3,263,275
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class A, 144A, 1 Month LIBOR + 0.801% (Cap N/A, Floor 0.801%)
5.119%(c)	04/15/38	580	562,494
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class A5
3.741%	08/15/47	115	111,380
Series 2014-C17, Class B
4.464%(cc)	08/15/47	60	57,035
Series 2015-C25, Class XA, IO
1.044%(cc)	10/15/48	2,568	50,100
Series 2015-C27, Class AS
4.068%	12/15/47	265	249,019
Series 2016-C30, Class A5
2.860%	09/15/49	75	68,199
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class A, 144A
3.170%	11/10/36	790	733,219
Series 2019-MEAD, Class D, 144A
3.177%(cc)	11/10/36	580	490,278

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-NUGS, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 2.450%)
5.268%(c)	12/15/36	260	$249,070
NYO Commercial Mortgage Trust,
Series 2021-1290, Class C, 144A, 1 Month LIBOR + 1.995% (Cap N/A, Floor 1.995%)
6.313%(c)	11/15/38	8,315	7,307,871
RLGH Trust,
Series 2021-TROT, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
5.118%(c)	04/15/36	195	187,994
SFO Commercial Mortgage Trust,
Series 2021-555, Class B, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
5.818%(c)	05/15/38	410	363,766
UBS Commercial Mortgage Trust,
Series 2017-C05, Class AS
3.777%(cc)	11/15/50	1,290	1,139,033
Series 2017-C07, Class XA, IO
1.032%(cc)	12/15/50	2,342	84,899
Wells Fargo Commercial Mortgage Trust,
Series 2015-C31, Class XA, IO
0.955%(cc)	11/15/48	2,392	51,106
Series 2017-C38, Class AS
3.665%(cc)	07/15/50	1,160	1,047,584
Series 2018-C46, Class XA, IO
0.930%(cc)	08/15/51	2,246	60,245
Series 2021-FCMT, Class A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.518%(c)	05/15/31	695	653,172
WFRBS Commercial Mortgage Trust,
Series 2014-C19, Class AS
4.271%	03/15/47	1,785	1,731,530
Series 2014-C24, Class XA, IO
0.840%(cc)	11/15/47	1,503	17,539
Series 2014-LC14, Class XA, IO
1.239%(cc)	03/15/47	1,004	8,518

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $56,740,298)			56,193,716

CORPORATE BONDS — 27.9%
Advertising — 0.2%
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.750%	09/19/24	4,385	4,244,213

Agriculture — 0.6%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27	2,285	2,080,691
4.700%	04/02/27	4,205	4,038,846
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26	920	814,979
Gtd. Notes, 144A
3.950%	06/15/25	3,320	3,187,911

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.625%	11/17/29(a)	595	$605,977
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
5.700%	08/15/35	155	140,230
6.150%	09/15/43	170	151,557
7.250%	06/15/37	450	460,965

			11,481,156

Airlines — 0.2%
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27	2,160	2,152,247
United Airlines 2016-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.450%	01/07/30	144	120,006
United Airlines 2016-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.100%	04/07/30	144	115,831
United Airlines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
4.150%	02/25/33	317	280,401
United Airlines 2019-2 Class A Pass-Through Trust,
Pass-Through Certificates
2.900%	11/01/29(a)	839	673,099
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33	526	423,556

			3,765,140

Auto Manufacturers — 1.2%
General Motors Co.,
Sr. Unsec’d. Notes
4.200%	10/01/27	1,355	1,275,823
5.600%	10/15/32	660	615,477
General Motors Financial Co., Inc.,
Gtd. Notes
4.000%	10/06/26	1,335	1,257,932
4.300%	07/13/25	2,800	2,716,404
4.350%	04/09/25	1,025	998,274
Sr. Unsec’d. Notes
2.400%	04/10/28	445	375,543
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.800%	10/15/25	1,320	1,188,718
2.100%	09/15/28(a)	2,045	1,686,357
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
3.200%	09/26/26	10,345	9,586,560
4.600%	06/08/29(a)	1,070	1,011,672
4.625%	11/13/25	1,325	1,301,423
4.750%	11/13/28	2,790	2,718,381

			24,732,564

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks — 9.2%
Banco Bilbao Vizcaya Argentaria SA (Spain),
Sr. Unsec’d. Notes
5.862%(ff)	09/14/26	2,200	$2,198,410
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
1.722%(ff)	09/14/27	3,000	2,561,092
4.175%(ff)	03/24/28	600	555,755
Bank of America Corp.,
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31	3,010	2,455,405
5.015%(ff)	07/22/33(a)	4,060	3,852,051
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	8,852	6,805,820
1.922%(ff)	10/24/31	6,160	4,701,976
2.496%(ff)	02/13/31	4,455	3,619,269
2.676%(ff)	06/19/41	355	239,846
3.194%(ff)	07/23/30	890	765,969
3.248%	10/21/27	2,340	2,162,738
4.271%(ff)	07/23/29	1,240	1,158,235
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32	225	180,144
Sub. Notes, MTN
4.450%	03/03/26	70	68,581
Bank of Ireland Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A
6.253%(ff)	09/16/26	1,885	1,870,015
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.279%(ff)	11/24/27	1,430	1,237,286
2.852%(ff)	05/07/26	2,330	2,161,342
Sr. Unsec’d. Notes, MTN
4.338%(ff)	05/16/24	1,645	1,633,401
Sub. Notes
4.836%	05/09/28	287	264,221
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27	1,910	1,665,516
2.591%(ff)	01/20/28	2,435	2,142,831
Sr. Unsec’d. Notes, 144A, MTN
3.052%(ff)	01/13/31	3,660	3,005,350
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.520%(ff)	11/03/32	2,195	1,704,244
3.106%(ff)	04/08/26	6,425	6,077,020
5.610%(ff)	09/29/26	3,150	3,158,691
Citizens Financial Group, Inc.,
Sub. Notes
4.300%(ff)	02/11/31	79	72,299
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
1.226%	06/22/24	2,180	2,027,473
3.244%(ff)	12/20/25	1,565	1,469,332
3.773%(ff)	03/28/25	1,730	1,676,472
5.375%	01/12/24	2,575	2,561,570
Fifth Third Bancorp,
Sr. Unsec’d. Notes
4.772%(ff)	07/28/30	665	633,269

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27	2,605	$2,250,468
1.948%(ff)	10/21/27	4,045	3,530,156
2.615%(ff)	04/22/32	195	155,399
3.615%(ff)	03/15/28	2,520	2,339,777
3.691%(ff)	06/05/28	2,545	2,364,222
4.223%(ff)	05/01/29	5,625	5,239,209
4.482%(ff)	08/23/28	1,640	1,568,683
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.013%(ff)	09/22/28	485	404,231
2.099%(ff)	06/04/26	5,090	4,640,217
4.041%(ff)	03/13/28	254	233,916
4.292%(ff)	09/12/26	365	348,568
4.755%(ff)	06/09/28	4,535	4,287,163
5.210%(ff)	08/11/28	2,300	2,218,414
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
1.726%(ff)	04/01/27	1,290	1,135,129
3.869%(ff)	03/28/26	600	576,206
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.083%(ff)	04/22/26	5,150	4,778,822
2.182%(ff)	06/01/28	3,335	2,911,364
2.522%(ff)	04/22/31	5,945	4,863,753
2.739%(ff)	10/15/30	3,775	3,170,137
2.947%(ff)	02/24/28	2,620	2,371,654
3.559%(ff)	04/23/24	80	79,486
3.897%(ff)	01/23/49	340	262,025
4.586%(ff)	04/26/33	700	648,069
4.912%(ff)	07/25/33(a)	6,985	6,644,836
Sub. Notes
2.956%(ff)	05/13/31	5,175	4,260,806
5.717%(ff)	09/14/33	1,685	1,655,776
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
1.538%(ff)	07/20/27	250	217,207
5.354%(ff)	09/13/28	2,255	2,232,745
Morgan Stanley,
Sr. Unsec’d. Notes
1.593%(ff)	05/04/27	1,190	1,044,673
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31	6,190	5,122,713
Sr. Unsec’d. Notes, MTN
3.622%(ff)	04/01/31	360	314,930
3.971%(ff)	07/22/38	100	83,968
4.889%(ff)	07/20/33(a)	655	615,163
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
7.472%(ff)	11/10/26	1,140	1,193,450
Nordea Bank Abp (Finland),
Sr. Unsec’d. Notes, 144A
5.375%	09/22/27	1,715	1,722,680
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.550%	01/22/30	700	594,846

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
2.490%(ff)	01/06/28	1,640	$1,410,909
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.532%(ff)	08/21/26	5,570	4,896,237
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.456%(ff)	01/14/27	1,425	1,237,160
2.608%(ff)	01/12/28	2,240	1,943,340
2.819%(ff)	01/30/26	2,050	1,909,042
3.971%(ff)	03/30/26	1,420	1,350,057
4.644%(ff)	04/01/31(a)	5,850	5,272,511
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
4.123%(ff)	06/06/28(a)	2,465	2,359,807
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27	2,265	1,980,909
2.746%(ff)	02/11/33	990	763,280
4.125%	09/24/25	200	195,089
4.751%(ff)	05/12/28	545	521,537
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.188%(ff)	04/30/26	1,575	1,465,928
3.068%(ff)	04/30/41	4,780	3,417,161
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28	2,380	2,098,961
2.572%(ff)	02/11/31	7,150	5,913,661
2.879%(ff)	10/30/30	7,755	6,593,233
Sub. Notes, GMTN
4.300%	07/22/27	1,990	1,916,606

			186,011,912

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.500%	06/01/50	1,225	1,082,593
5.550%	01/23/49	2,370	2,362,034

			3,444,627

Biotechnology — 0.1%
CSL Finance PLC (Australia),
Gtd. Notes, 144A
4.050%	04/27/29	1,225	1,159,718

Building Materials — 0.0%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.750%	05/01/28	330	292,488

Chemicals — 0.1%
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.950%	08/15/29	2,665	2,334,691

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services — 0.3%
Equifax, Inc.,
Sr. Unsec’d. Notes
5.100%	12/15/27(a)	1,535	$1,516,309
Massachusetts Institute of Technology,
Unsec’d. Notes
3.959%	07/01/38	75	67,802
President & Fellows of Harvard College,
Unsec’d. Notes
3.619%	10/01/37	35	29,925
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
2.450%	03/16/31	1,625	1,278,674
3.375%	03/22/27	960	878,198
4.125%	02/02/26	2,510	2,400,146

			6,171,054

Computers — 0.0%
Apple, Inc.,
Sr. Unsec’d. Notes
2.650%	05/11/50	1,205	801,349
2.950%	09/11/49	225	160,667

			962,016

Diversified Financial Services — 1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26	2,255	1,970,215
3.000%	10/29/28	2,110	1,767,173
3.500%	01/15/25	385	367,314
4.625%	10/15/27	645	600,586
4.875%	01/16/24	1,075	1,064,127
6.500%	07/15/25	290	292,191
Ally Financial, Inc.,
Sr. Unsec’d. Notes
4.750%	06/09/27(a)	5,240	4,922,775
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.273%(ff)	03/01/30	1,210	1,036,863
3.650%	05/11/27	225	211,804
5.247%(ff)	07/26/30(a)	665	634,361
Sub. Notes
2.359%(ff)	07/29/32	2,790	2,009,358
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	3,870	3,726,967
4.100%	02/09/27	6,705	6,310,606
4.500%	01/30/26	455	440,903
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
1.850%	09/15/32	225	169,292
2.650%	09/15/40	1,220	848,761
4.350%	06/15/29	980	948,090
LSEGA Financing PLC (United Kingdom),
Gtd. Notes, 144A
2.500%	04/06/31	2,110	1,744,645
3.200%	04/06/41	870	642,565

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Gtd. Notes, 144A, MTN
2.000%	04/06/28	2,835	$2,416,015
Synchrony Financial,
Sr. Unsec’d. Notes
4.250%	08/15/24	860	840,529
4.375%	03/19/24	855	839,419

			33,804,559

Electric — 1.5%
Ausgrid Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
4.350%	08/01/28	2,615	2,412,514
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.750%	09/01/46	45	33,530
5.000%	08/15/52(a)	2,130	1,910,917
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46	95	72,693
Edison International,
Sr. Unsec’d. Notes
4.700%	08/15/25	930	909,775
4.950%	04/15/25	100	98,738
EDP Finance BV (Portugal),
Gtd. Notes, 144A
6.300%	10/11/27	730	748,477
Enel Finance America LLC (Italy),
Gtd. Notes, 144A
7.100%	10/14/27	580	602,918
Enel Finance International NV (Italy),
Gtd. Notes, 144A
3.500%	04/06/28	920	807,168
6.800%	10/14/25	580	596,913
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.440%	01/15/32(a)	2,680	2,159,901
3.000%	01/15/52	1,905	1,261,227
5.000%	07/15/32	600	590,482
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27	1,435	1,228,699
2.500%	02/01/31	2,280	1,772,667
3.950%	12/01/47	1,160	785,408
4.550%	07/01/30	2,255	2,044,172
5.900%	06/15/32	375	366,191
Sempra Energy,
Sr. Unsec’d. Notes
3.700%	04/01/29	670	611,304
Southern California Edison Co.,
First Mortgage, Series D
4.700%	06/01/27	1,580	1,553,931
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	5,250	5,038,139
5.125%	05/13/25	2,295	2,246,302

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.400%	06/01/30	2,375	$2,118,373

			29,970,439

Electronics — 0.1%
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
4.000%	04/01/25	2,985	2,878,709

Entertainment — 0.2%
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
3.755%	03/15/27	4,070	3,673,351
4.054%	03/15/29	1,170	1,014,048
5.050%	03/15/42	355	272,995

			4,960,394

Gas — 0.2%
APA Infrastructure Ltd. (Australia),
Gtd. Notes, 144A
4.200%	03/23/25	2,775	2,672,196
4.250%	07/15/27	1,985	1,841,194

			4,513,390

Healthcare-Products — 0.2%
PerkinElmer, Inc.,
Sr. Unsec’d. Notes
1.900%	09/15/28	2,040	1,691,512
2.250%	09/15/31	960	751,678
3.300%	09/15/29	1,190	1,037,519

			3,480,709

Healthcare-Services — 1.4%
Centene Corp.,
Sr. Unsec’d. Notes
3.000%	10/15/30	7,575	6,205,858
4.250%	12/15/27	60	56,343
Centra Health, Inc.,
Unsec’d. Notes
4.700%	01/01/48	650	553,314
HCA, Inc.,
Gtd. Notes
2.375%	07/15/31	945	733,821
3.500%	09/01/30	4,335	3,729,854
4.125%	06/15/29	270	246,484
5.375%	09/01/26	2,415	2,391,732
5.875%	02/15/26	1,440	1,449,208
Gtd. Notes, 144A
3.125%	03/15/27(a)	1,070	973,322
3.375%	03/15/29(a)	430	376,846
Humana, Inc.,
Sr. Unsec’d. Notes
2.150%	02/03/32	105	82,130
3.700%	03/23/29	785	717,043
4.875%	04/01/30	1,890	1,844,164

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
St. Joseph’s University Medical Center, Inc.,
Sec’d. Notes
4.584%	07/01/27	4,880	$4,551,852
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	05/15/40	1,245	907,004
5.875%	02/15/53(a)	3,040	3,300,654

			28,119,629

Insurance — 0.8%
Aflac, Inc.,
Sr. Unsec’d. Notes
3.600%	04/01/30	535	484,057
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
3.900%	04/06/28	4,655	4,367,926
Aon Corp.,
Gtd. Notes
2.800%	05/15/30	710	606,217
Aon Global Ltd.,
Gtd. Notes
4.750%	05/15/45	75	64,995
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.500%	01/15/51	2,350	1,483,305
2.850%	10/15/50	930	625,606
3.850%	03/15/52	925	746,558
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
5.250%	05/30/25	1,090	1,083,143
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A
3.900%	04/05/32	715	626,269
Equitable Holdings, Inc.,
Sr. Unsec’d. Notes
4.350%	04/20/28	5,155	4,906,170
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30	920	752,506

			15,746,752

Iron/Steel — 0.0%
Nucor Corp.,
Sr. Unsec’d. Notes
2.700%	06/01/30	100	84,916
3.125%	04/01/32(a)	710	603,256

			688,172

Lodging — 0.1%
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.500%	08/18/26	1,240	1,120,877
Marriott International, Inc.,
Sr. Unsec’d. Notes
5.000%	10/15/27	1,675	1,654,470

			2,775,347

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media — 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.250%	01/15/29	1,540	$1,237,792
4.800%	03/01/50	245	179,273
4.908%	07/23/25	5,035	4,937,826
5.375%	05/01/47	160	126,072
6.484%	10/23/45	650	589,066
Comcast Corp.,
Gtd. Notes
2.650%	02/01/30	5,165	4,459,517
2.937%	11/01/56	395	247,754
3.900%	03/01/38	1,145	992,683
Walt Disney Co. (The),
Gtd. Notes
3.800%	03/22/30(a)	2,260	2,103,352

			14,873,335

Mining — 0.0%
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.750%	01/15/31	200	180,475

Miscellaneous Manufacturing — 0.1%
Parker-Hannifin Corp.,
Sr. Unsec’d. Notes
4.250%	09/15/27	785	762,800
4.500%	09/15/29	850	817,427

			1,580,227

Oil & Gas — 0.6%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A
2.875%	01/15/26	895	825,428
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26	1,645	1,532,444
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
4.300%	05/20/23	200	198,022
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.650%	03/05/25	3,335	3,196,867
3.700%	09/15/26	2,715	2,532,319
3.700%	03/15/28	3,120	2,824,967
4.500%	03/04/29	190	177,754

			11,287,801

Pharmaceuticals — 1.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/21/29	4,335	3,908,555
4.250%	11/14/28	9,220	8,914,914
4.250%	11/21/49	1,270	1,067,520
4.500%	05/14/35	100	93,095
4.550%	03/15/35	785	733,841
4.700%	05/14/45	145	129,526
4.875%	11/14/48	3,185	2,932,798

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes
1.750%	05/28/28	1,905	$1,636,166
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
1.957%	02/11/31	2,890	2,283,338
2.823%	05/20/30	4,020	3,445,939
3.700%	06/06/27	3,375	3,192,589
4.685%	12/15/44	190	169,073
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
4.500%	11/15/44	540	431,920
CVS Health Corp.,
Sr. Unsec’d. Notes
1.875%	02/28/31	130	101,813
2.700%	08/21/40	90	61,653
3.250%	08/15/29	655	585,991
5.050%	03/25/48(a)	3,590	3,240,581
5.125%	07/20/45	105	95,674

			33,024,986

Pipelines — 1.6%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	1,265	1,059,051
4.450%	07/15/27	1,035	983,694
5.950%	06/01/26	5,035	5,107,172
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
3.700%	11/15/29	2,645	2,397,842
5.125%	06/30/27	820	811,516
Energy Transfer LP,
Sr. Unsec’d. Notes
2.900%	05/15/25	1,020	961,056
3.750%	05/15/30	105	92,564
4.500%	04/15/24	570	562,092
5.250%	04/15/29	185	179,358
6.000%	06/15/48	1,515	1,366,562
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	01/31/30	705	600,622
Gray Oak Pipeline LLC,
Sr. Unsec’d. Notes, 144A
2.000%	09/15/23	250	242,772
2.600%	10/15/25	780	708,294
3.450%	10/15/27	320	282,617
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	100	94,016
4.500%	05/15/30	560	520,110
5.000%	03/15/27	6,985	6,852,246
5.875%	06/30/26	135	136,601
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.500%	03/01/30	2,940	2,770,563
6.875%	01/15/29	795	802,827

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30	835	$725,344
4.000%	03/15/28	1,980	1,861,485
4.600%	03/15/48	305	254,594
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	06/15/27	2,955	2,785,278
5.100%	09/15/45	85	74,348
5.400%	03/04/44	245	223,527

			32,456,151

Real Estate Investment Trusts (REITs) — 2.2%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
3.375%	08/15/31	2,365	2,065,049
3.950%	01/15/27	2,770	2,657,510
4.900%	12/15/30	3,735	3,635,488
Boston Properties LP,
Sr. Unsec’d. Notes
2.750%	10/01/26	4,605	4,152,817
3.650%	02/01/26	3,670	3,483,965
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.650%	06/15/24	1,365	1,325,142
3.850%	02/01/25	1,380	1,324,799
3.900%	03/15/27	4,490	4,140,470
4.050%	07/01/30	1,295	1,138,240
4.125%	06/15/26	2,675	2,542,384
4.125%	05/15/29	2,755	2,461,555
Crown Castle, Inc.,
Sr. Unsec’d. Notes
2.250%	01/15/31	1,385	1,107,566
2.900%	03/15/27	625	568,929
3.700%	06/15/26	100	95,044
4.750%	05/15/47	85	72,196
Essex Portfolio LP,
Gtd. Notes
3.625%	05/01/27	1,745	1,636,197
4.500%	03/15/48	190	153,753
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.350%	09/01/24	735	703,790
Healthcare Realty Holdings LP,
Gtd. Notes
2.050%	03/15/31	1,025	747,312
3.625%	01/15/28	80	70,765
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/31	470	392,740
3.500%	07/15/29	435	386,966
Highwoods Realty LP,
Sr. Unsec’d. Notes
4.125%	03/15/28	970	873,438
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24	100	95,746

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
4.250%	08/15/29	80	$70,168
4.375%	10/01/25(a)	2,655	2,574,698
Realty Income Corp.,
Sr. Unsec’d. Notes
3.100%	12/15/29	315	275,157
3.950%	08/15/27	1,520	1,452,549
Regency Centers LP,
Gtd. Notes
4.125%	03/15/28	100	92,432
SBA Tower Trust,
Asset-Backed, 144A
1.631%	05/15/51	1,215	1,031,873
2.836%	01/15/50	2,745	2,587,209

			43,915,947

Retail — 0.2%
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31	375	290,267
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.250%	04/01/52	1,324	1,060,352
5.625%	04/15/53(a)	775	746,930
Ross Stores, Inc.,
Sr. Unsec’d. Notes
1.875%	04/15/31(a)	2,850	2,238,909

			4,336,458

Savings & Loans — 0.0%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A, MTN
2.972%(ff)	02/16/28	1,140	1,001,445

Semiconductors — 0.2%
Broadcom, Inc.,
Gtd. Notes
4.110%	09/15/28	665	620,453
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.185%	02/15/27	780	741,066
NXP BV/NXP Funding LLC (China),
Gtd. Notes
5.350%	03/01/26	1,220	1,216,188
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes
2.700%	05/01/25	215	201,939
3.150%	05/01/27	445	404,338

			3,183,984

Software — 0.1%
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.500%	07/01/29	710	639,801
Oracle Corp.,
Sr. Unsec’d. Notes
2.300%	03/25/28	1,595	1,383,121

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
Workday, Inc.,
Sr. Unsec’d. Notes
3.700%	04/01/29	510	$467,825

			2,490,747

Telecommunications — 2.1%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.750%	06/01/31(a)	1,770	1,469,727
3.500%	09/15/53	2,740	1,864,212
4.300%	02/15/30	1,170	1,100,247
4.350%	03/01/29	105	99,927
Crown Castle Towers LLC,
Asset-Backed, 144A
3.663%	05/15/45	2,900	2,809,286
NBN Co. Ltd. (Australia),
Sr. Unsec’d. Notes, 144A, MTN
2.625%	05/05/31	2,270	1,807,253
NTT Finance Corp. (Japan),
Gtd. Notes, 144A
1.591%	04/03/28	3,405	2,851,903
2.065%	04/03/31	515	410,969
Rogers Communications, Inc. (Canada),
Gtd. Notes
3.625%	12/15/25	45	43,199
Gtd. Notes, 144A
3.200%	03/15/27	860	794,190
3.800%	03/15/32	1,340	1,156,924
4.550%	03/15/52	655	512,519
T-Mobile USA, Inc.,
Gtd. Notes
2.050%	02/15/28	1,320	1,135,588
3.750%	04/15/27	6,655	6,274,674
3.875%	04/15/30	5,465	4,960,721
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.100%	03/22/28	1,595	1,383,652
2.550%	03/21/31	3,905	3,213,805
3.550%	03/22/51	7,605	5,444,055
4.329%	09/21/28	2,305	2,218,756
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.875%	06/19/49	310	260,457
5.250%	05/30/48	2,585	2,295,523

			42,107,587

Toys/Games/Hobbies — 0.1%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.550%	11/19/26	1,400	1,313,405

Transportation — 0.1%
FedEx Corp.,
Gtd. Notes
2.400%	05/15/31(a)	2,350	1,896,900

TOTAL CORPORATE BONDS (cost $552,624,286)			565,187,127

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS — 0.4%
California — 0.1%
California State Public Works Board,
Taxable, Revenue Bonds, BABs
7.804%	03/01/35	200	$231,959
Northern California Power Agency,
Taxable, Revenue Bonds, BABs, Series B
7.311%	06/01/40	200	230,501
San Jose Redevelopment Agency Successor Agency,
Taxable, Series A-T
3.375%	08/01/34	165	143,973
State of California,
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34	120	145,589
7.625%	03/01/40	100	125,885
University of California,
Taxable, Revenue Bonds, Series J
4.131%	05/15/45	15	13,166

			891,073

Colorado — 0.2%
Colorado Health Facilities Authority,
Taxable, Revenue Bonds, Series B
4.480%	12/01/40	4,520	3,662,293

Florida — 0.1%
County of Miami-Dade Water & Sewer System Revenue,
Taxable, Revenue Bonds, Series C
3.490%	10/01/42	405	323,277
Florida Development Finance Corp.,
Taxable, Revenue Bonds, Series B
4.109%	04/01/50	610	461,295

			784,572

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.655%	04/01/57	326	346,634

Illinois — 0.0%
Metropolitan Water Reclamation District of Greater Chicago,
General Obligation Limited, Taxable, BABs
5.720%	12/01/38	210	220,198

Michigan — 0.0%
Detroit City School District,
General Obligation Unlimited
6.645%	05/01/29	240	257,830
Great Lakes Water Authority Sewage Disposal System Revenue,
Taxable, Revenue Bonds, Series A
3.056%	07/01/39	170	129,955

			387,785

New York — 0.0%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	410	421,674
New York State Dormitory Authority,
Taxable, Revenue Bonds, Series B
3.879%	07/01/46	375	296,382

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New York (cont’d.)
Port Authority of New York & New Jersey,
Taxable, Revenue Bonds, Series 182
5.310%	08/01/46	50	$50,069

			768,125

North Carolina — 0.0%
University of North Carolina at Chapel Hill,
Taxable, Revenue Bonds
3.847%	12/01/34	150	135,243

Pennsylvania — 0.0%
Pocono Mountains Industrial Park Authority,
Taxable, Revenue Bonds
5.050%	08/15/49	130	114,042

South Carolina — 0.0%
South Carolina Public Service Authority,
Taxable, Revenue Bonds, Series D
2.388%	12/01/23	120	117,351

Texas — 0.0%
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	480	358,518

Wisconsin — 0.0%
State of Wisconsin,
Taxable, Revenue Bonds, Series A
3.954%	05/01/36	250	218,195

TOTAL MUNICIPAL BONDS (cost $7,802,589)			8,004,029

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 3.7%
Angel Oak Mortgage Trust,
Series 2020-03, Class A1, 144A
1.691%(cc)	04/25/65	550	485,574
Series 2020-05, Class A1, 144A
1.373%(cc)	05/25/65	77	68,455
Series 2020-06, Class A2, 144A
1.518%(cc)	05/25/65	85	73,205
Series 2020-06, Class M1, 144A
2.805%(cc)	05/25/65	385	278,143
Series 2021-01, Class A1, 144A
0.909%(cc)	01/25/66	319	260,460
Series 2021-01, Class A2, 144A
1.115%(cc)	01/25/66	1,447	1,168,451
Series 2021-02, Class A1, 144A
0.985%(cc)	04/25/66	268	220,364
Series 2021-03, Class A1, 144A
1.068%(cc)	05/25/66	1,282	1,052,484
Series 2021-04, Class A3, 144A
1.446%(cc)	01/20/65	1,081	806,084
Series 2021-06, Class A2, 144A
1.581%(cc)	09/25/66	1,402	1,097,065
Series 2021-06, Class A3, 144A
1.714%(cc)	09/25/66	1,265	966,014
CIM Trust,
Series 2021-INV01, Class A29, 144A
2.500%(cc)	07/01/51	2,223	1,698,431

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Inc.,
Series 2020-EXP02, Class A3, 144A
2.500%(cc)	08/25/50	2,074	$1,688,801
COLT Mortgage Loan Trust,
Series 2020-03, Class A1, 144A
1.506%(cc)	04/27/65	202	188,865
Series 2021-01, Class A1, 144A
0.910%(cc)	06/25/66	1,572	1,267,301
Connecticut Avenue Securities Trust,
Series 2022-R01, Class 1M1, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 0.000%)
4.928%(c)	12/25/41	985	972,308
Series 2022-R03, Class 1M1, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
6.028%(c)	03/25/42	1,779	1,766,974
Credit Suisse Mortgage Trust,
Series 2014-03R, Class 2A1, 144A, 1 Month LIBOR + 0.700% (Cap 7.000%, Floor 0.700%)
0.000%(c)	05/27/37	118	115,234
Deephaven Residential Mortgage Trust,
Series 2021-02, Class A1, 144A
0.899%(cc)	04/25/66	750	630,211
Series 2021-02, Class A2, 144A
1.209%(cc)	04/25/66	607	500,088
Ellington Financial Mortgage Trust,
Series 2019-02, Class A3, 144A
3.046%(cc)	11/25/59	60	56,216
Series 2021-02, Class A1, 144A
0.931%(cc)	06/25/66	154	118,482
Series 2021-03, Class A1, 144A
1.241%(cc)	09/25/66	1,256	1,001,362
Series 2021-03, Class A2, 144A
1.396%(cc)	09/25/66	1,284	1,011,808
Fannie Mae Connecticut Avenue Securities,
Series 2017-C06, Class 2ED1, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.389%(c)	02/25/30	43	42,532
Fannie Mae Interest Strips,
Series 319, Class 2, IO
6.500%	02/25/32	1	162
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2021-DNA02, Class M1, 144A, 30 Day Average SOFR + 0.800% (Cap N/A, Floor 0.000%)
4.728%(c)	08/25/33	216	214,943
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
6.028%(c)	10/25/33	220	215,704
Series 2021-DNA06, Class M2, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 0.000%)
5.428%(c)	10/25/41	285	270,741
Series 2021-HQA01, Class M1, 144A, 30 Day Average SOFR + 0.700% (Cap N/A, Floor 0.000%)
4.628%(c)	08/25/33	98	97,465
Series 2022-DNA05, Class M1A, 144A, 30 Day Average SOFR + 2.950% (Cap N/A, Floor 0.000%)
6.878%(c)	06/25/42	3,786	3,830,804

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Flagstar Mortgage Trust,
Series 2018-03INV, Class B3, 144A
4.474%(cc)	05/25/48	4,971	$4,251,082
Series 2021-05INV, Class A2, 144A
2.500%(cc)	07/25/51	669	536,749
Freddie Mac REMIC,
Series 4623, Class MF, 1 Month LIBOR + 0.500% (Cap 6.500%, Floor 0.500%)
4.818%(c)	10/15/46	20	19,264
Series 4977, Class IO, IO
4.500%	05/25/50	1,219	229,545
Freddie Mac Whole Loan Securities Trust,
Series 2017-SC01, Class M1, 144A
3.647%(cc)	12/25/46	815	779,367
Galton Funding Mortgage Trust,
Series 2018-01, Class A23, 144A
3.500%(cc)	11/25/57	269	243,294
Series 2018-02, Class A22, 144A
4.000%(cc)	10/25/58	204	192,292
Series 2019-H01, Class A3, 144A
2.964%(cc)	10/25/59	256	246,070
GCAT Trust,
Series 2021-NQM04, Class A3, 144A
1.556%(cc)	08/25/66	802	596,721
Government National Mortgage Assoc.,
Series 2012-94, Class BI, IO
4.000%	05/20/37	60	345
Series 2013-24, Class OI, IO
4.000%	02/20/43	168	26,027
Series 2013-82, Class IG, IO
3.500%	05/20/43	522	83,733
Series 2017-184, Class JH
3.000%	12/20/47	14	12,835
Series 2018-08, Class DA
3.000%	11/20/47	165	151,173
Series 2022-63, Class LM
3.500%	10/20/50	1,490	1,250,547
GS Mortgage-Backed Securities Corp. Trust,
Series 2021-PJ05, Class A4, 144A
2.500%(cc)	10/25/51	4,865	3,716,861
Series 2021-PJ05, Class A8, 144A
2.500%(cc)	10/25/51	662	567,960
GS Mortgage-Backed Securities Trust,
Series 2014-EB01A, Class 2A1, 144A
2.495%(cc)	07/25/44	30	29,806
Series 2020-INV01, Class A14, 144A
2.932%(cc)	10/25/50	1,308	1,095,478
Series 2021-GR01, Class A4, 144A
2.500%(cc)	11/25/51	1,731	1,322,331
Series 2021-GR02, Class A4, 144A
2.500%(cc)	02/25/52	1,777	1,348,850
Series 2021-HP01, Class A6, 144A
2.500%(cc)	01/25/52	3,001	2,565,487
JPMorgan Mortgage Trust,
Series 2019-INV03, Class A3, 144A
3.500%(cc)	05/25/50	569	492,351

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-INV01, Class A11, 144A, 1 Month LIBOR + 0.830% (Cap 6.000%, Floor 0.000%)
4.874%(c)	08/25/50	275	$253,195
Series 2020-INV01, Class A3, 144A
3.500%(cc)	08/25/50	457	404,759
Series 2020-INV02, Class A13, 144A
3.000%(cc)	10/25/50	612	512,633
Series 2020-INV02, Class A3, 144A
3.000%(cc)	10/25/50	221	184,884
Series 2020-LTV01, Class A3, 144A
3.500%(cc)	06/25/50	138	133,173
Mello Mortgage Capital Acceptance,
Series 2021-INV04, Class A15, 144A
2.500%(cc)	12/25/51	5,483	4,188,395
MetLife Securitization Trust,
Series 2018-01A, Class A, 144A
3.750%(cc)	03/25/57	220	206,181
Mill City Mortgage Loan Trust,
Series 2018-01, Class A1, 144A
3.250%(cc)	05/25/62	71	68,213
Morgan Stanley Residential Mortgage Loan Trust,
Series 2021-02, Class A9, 144A
2.500%(cc)	05/25/51	141	107,507
New Residential Mortgage Loan Trust,
Series 2019-NQM5, Class A1, 144A
2.710%(cc)	11/25/59	163	146,071
Series 2020-NQM02, Class A1, 144A
1.650%(cc)	05/24/60	287	262,770
OBX Trust,
Series 2019-EXP03, Class 1A9, 144A
3.500%(cc)	10/25/59	49	45,635
Series 2019-EXP03, Class 2A2, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
5.489%(c)	10/25/59	24	22,555
Series 2020-EXP01, Class 1A8, 144A
3.500%(cc)	02/25/60	61	53,209
Series 2020-EXP01, Class 2A2, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
5.339%(c)	02/25/60	31	28,988
Series 2020-EXP02, Class A8, 144A
3.000%(cc)	05/25/60	170	144,851
Series 2021-INV03, Class A19, 144A
2.500%(cc)	10/25/51	2,606	1,990,788
Series 2021-NQM1, Class A1, 144A
1.072%(cc)	02/25/66	1,569	1,220,822
PSMC Trust,
Series 2021-01, Class A1, 144A
2.500%(cc)	03/25/51	3,899	3,124,628
Series 2021-02, Class A3, 144A
2.500%(cc)	05/25/51	541	465,494
Sequoia Mortgage Trust,
Series 2017-05, Class B1, 144A
3.794%(cc)	08/25/47	1,276	1,088,410
Series 2018-CH01, Class A2, 144A
3.500%(cc)	03/25/48	81	73,111
Series 2018-CH02, Class A3, 144A
4.000%(cc)	06/25/48	524	482,913

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
SG Residential Mortgage Trust,
Series 2019-03, Class A1, 144A
2.703%(cc)	09/25/59	93	$88,791
Starwood Mortgage Residential Trust,
Series 2020-INV01, Class A1, 144A
1.027%(cc)	11/25/55	807	745,134
Series 2021-02, Class A2, 144A
1.172%(cc)	05/25/65	93	84,206
Towd Point Mortgage Trust,
Series 2018-01, Class A1, 144A
3.000%(cc)	01/25/58	30	28,493
Series 2019-01, Class A1, 144A
3.722%(cc)	03/25/58	129	121,314
UWM Mortgage Trust,
Series 2021-INV01, Class A15, 144A
2.500%(cc)	08/25/51	4,331	3,308,947
Series 2021-INV02, Class A15, 144A
2.500%(cc)	09/25/51	1,757	1,342,302
Verus Securitization Trust,
Series 2019-04, Class A3, 144A
3.000%	11/25/59	495	469,234
Series 2019-INV03, Class A1, 144A
2.692%(cc)	11/25/59	507	475,507
Series 2020-INV01, Class A1, 144A
1.977%(cc)	03/25/60	96	91,435
Series 2020-INV01, Class A3, 144A
3.889%(cc)	03/25/60	405	365,740
Series 2021-01, Class A1, 144A
0.815%(cc)	01/25/66	150	124,809
Series 2021-01, Class A3, 144A
1.155%(cc)	01/25/66	667	532,839
Series 2021-02, Class A2, 144A
1.288%(cc)	02/25/66	982	800,799
Series 2021-05, Class A2, 144A
1.218%(cc)	09/25/66	1,099	856,095
Series 2021-07, Class A1, 144A
1.829%(cc)	10/25/66	5,736	4,812,949
Vista Point Securitization Trust,
Series 2020-02, Class A1, 144A
1.475%(cc)	04/25/65	1,510	1,317,257
Wells Fargo Mortgage Backed Securities Trust,
Series 2021-RR1, Class A17, 144A
2.500%(cc)	12/25/50	2,539	1,991,721
Wells Fargo Mortgage-Backed Securities Trust,
Series 2021-RR1, Class A1, 144A
2.500%(cc)	12/25/50	347	278,751

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $74,330,082)			74,968,407

SOVEREIGN BONDS — 1.1%
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24	200	195,100
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.550%	03/31/32	3,265	2,963,347

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.750%	04/27/32	17,115	$16,005,734
Romanian Government International Bond (Romania),
Unsec’d. Notes, 144A
3.000%	02/27/27	4,050	3,576,150

TOTAL SOVEREIGN BONDS (cost $21,939,249)			22,740,331

U.S. GOVERNMENT AGENCY OBLIGATIONS — 27.4%
Federal Home Loan Mortgage Corp.
1.500%	04/01/37	1,715	1,485,313
2.000%	03/01/42	4,622	3,895,858
2.000%	06/01/50	437	359,020
2.000%	07/01/50	354	290,571
2.000%	05/01/51	23	18,781
2.000%	05/01/51	59	48,611
2.000%	05/01/51	2,434	1,986,709
2.000%	05/01/51	4,359	3,555,838
2.000%	07/01/51	36	29,930
2.000%	12/01/51	3,449	2,810,519
2.000%	03/01/52	704	577,506
2.000%	03/01/52	26,378	21,478,201
2.000%	04/01/52	1,177	958,022
2.000%	05/01/52	367	301,026
2.000%	06/01/52	820	667,820
2.500%	07/01/37	207	189,862
2.500%	07/01/37	609	557,856
2.500%	03/01/42	2,445	2,125,775
2.500%	07/01/50	310	265,772
2.500%	02/01/51	598	514,585
2.500%	05/01/51	276	236,896
2.500%	05/01/51	637	541,050
2.500%	06/01/51	142	120,748
2.500%	06/01/51	1,066	919,833
2.500%	07/01/51	372	317,612
2.500%	07/01/51	724	614,641
2.500%	08/01/51	705	599,659
2.500%	08/01/51	2,032	1,725,395
2.500%	08/01/51	2,186	1,855,960
2.500%	11/01/51	4,454	3,830,413
2.500%	01/01/52	5,649	4,816,217
2.500%	02/01/52	176	149,351
2.500%	04/01/52	10,015	8,483,983
2.500%	05/01/52	14,771	12,509,780
2.500%	07/01/52	162	137,569
3.000%	01/01/27	7	6,436
3.000%	02/01/30	17	16,687
3.000%	05/01/30	434	418,577
3.000%	11/01/33	619	582,683
3.000%	02/01/34	626	595,306
3.000%	04/01/34	52	48,793
3.000%	03/01/35	138	129,628
3.000%	11/01/42	17	15,314
3.000%	01/01/43	20	18,058
3.000%	02/01/43	7	6,048
3.000%	02/01/43	14	12,723
3.000%	02/01/43	59	53,507

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	03/01/43	54	$48,832
3.000%	03/01/45	7	6,107
3.000%	04/01/45	62	56,243
3.000%	06/01/45	13	11,938
3.000%	06/01/45	93	84,181
3.000%	07/01/45	62	55,963
3.000%	02/01/47	792	709,084
3.000%	02/01/48	9	7,907
3.000%	09/01/49	714	640,422
3.000%	11/01/49	701	627,235
3.000%	02/01/50	264	235,173
3.000%	06/01/50	295	262,855
3.000%	08/01/50	1,266	1,134,751
3.000%	09/01/51	3,206	2,834,924
3.000%	11/01/51	2,089	1,834,984
3.000%	02/01/52	633	555,958
3.000%	03/01/52	644	565,209
3.000%	06/01/52	3,978	3,492,134
3.000%	08/01/52	2,779	2,470,599
3.500%	06/01/33	42	40,547
3.500%	02/01/34	92	88,169
3.500%	03/01/42	2	1,411
3.500%	04/01/42	11	10,690
3.500%	04/01/42	115	107,955
3.500%	08/01/42	18	17,121
3.500%	08/01/42	23	21,908
3.500%	08/01/42	115	107,350
3.500%	09/01/42	3	2,926
3.500%	09/01/42	27	25,519
3.500%	09/01/42	161	150,951
3.500%	10/01/42	4	3,478
3.500%	10/01/42	42	39,589
3.500%	11/01/42	19	17,883
3.500%	12/01/42	257	240,378
3.500%	01/01/43	197	184,242
3.500%	04/01/43	5	5,018
3.500%	04/01/43	24	22,425
3.500%	04/01/43	157	146,909
3.500%	05/01/43	435	407,469
3.500%	07/01/43	31	28,651
3.500%	10/01/43	51	47,923
3.500%	01/01/44	259	243,106
3.500%	03/01/44	333	311,059
3.500%	03/01/45	128	119,327
3.500%	05/01/45	140	130,178
3.500%	06/01/45	30	28,058
3.500%	06/01/45	192	178,597
3.500%	03/01/46	119	110,435
3.500%	12/01/46	1,412	1,311,080
3.500%	01/01/48	2,748	2,549,652
3.500%	03/01/48	1,074	991,738
3.500%	10/01/49	53	48,598
3.500%	12/01/49	139	128,389
3.500%	01/01/50	1,064	979,981
3.500%	02/01/50	3,042	2,838,490
3.500%	05/01/51	2,221	2,027,803
4.000%	06/01/33	106	102,693
4.000%	10/01/34	40	39,173

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	08/01/37	1,714	$1,673,203
4.000%	05/01/38	219	209,334
4.000%	09/01/40	1	827
4.000%	10/01/40	2	2,129
4.000%	10/01/40	4	3,990
4.000%	10/01/40	12	11,342
4.000%	11/01/40	5	5,167
4.000%	12/01/40	2	1,829
4.000%	12/01/40	140	134,254
4.000%	12/01/40	285	274,181
4.000%	12/01/40	417	400,986
4.000%	02/01/41	15	14,178
4.000%	02/01/41	79	75,901
4.000%	04/01/41	539	517,828
4.000%	10/01/41	30	28,942
4.000%	10/01/41	94	90,497
4.000%	12/01/41	67	64,353
4.000%	02/01/42	217	208,258
4.000%	03/01/42	7	6,793
4.000%	04/01/42	2	2,393
4.000%	04/01/42	8	8,144
4.000%	04/01/42	24	23,457
4.000%	04/01/42	55	53,159
4.000%	06/01/42	9	8,653
4.000%	07/01/42	491	471,750
4.000%	09/01/42	35	33,555
4.000%	11/01/42	239	229,400
4.000%	05/01/43	42	39,937
4.000%	09/01/43	154	147,716
4.000%	02/01/45	76	73,278
4.000%	05/01/45	27	25,951
4.000%	11/01/45	48	45,788
4.000%	01/01/46	1,646	1,582,619
4.000%	04/01/46	4	3,460
4.000%	04/01/46	9	8,236
4.000%	04/01/46	186	178,165
4.000%	10/01/47	3	2,588
4.000%	04/01/48	4	4,259
4.000%	06/01/48	131	124,820
4.000%	01/01/50	45	42,911
4.000%	02/01/50	2,502	2,379,250
4.500%	09/01/37	180	178,828
4.500%	05/01/39	41	40,602
4.500%	05/01/39	41	40,943
4.500%	06/01/39	25	24,886
4.500%	08/01/39	182	180,092
4.500%	09/01/39	13	12,544
4.500%	10/01/39	5	4,877
4.500%	10/01/39	12	12,233
4.500%	10/01/39	77	76,789
4.500%	10/01/39	244	241,765
4.500%	10/01/39	555	550,699
4.500%	12/01/39	17	16,773
4.500%	03/01/40	35	35,005
4.500%	05/01/40	23	23,053
4.500%	08/01/40	39	38,293
4.500%	08/01/40	61	61,005
4.500%	10/01/40	47	46,406

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	11/01/40	32		$32,034
4.500%	01/01/41	60		59,364
4.500%	02/01/41	7		7,049
4.500%	02/01/41	10		9,687
4.500%	02/01/41	10		9,995
4.500%	02/01/41	21		21,107
4.500%	03/01/41	47		46,360
4.500%	04/01/41	74		73,140
4.500%	04/01/41	134		133,328
4.500%	10/01/41	409		405,968
4.500%	01/01/42	21		21,273
4.500%	05/01/42	22		22,291
4.500%	03/01/44	6		5,619
4.500%	03/01/44	17		17,216
4.500%	03/01/44	19		18,828
4.500%	12/01/48	361		354,347
4.500%	05/01/50	155		151,180
4.500%	12/01/52	225		216,964
5.000%	06/01/23	1		1,000
5.000%	07/01/25	—(r	)	5
5.000%	07/01/33	—(r	)	263
5.000%	11/01/33	2		1,650
5.000%	11/01/33	2		1,877
5.000%	11/01/33	2		2,482
5.000%	11/01/33	3		3,226
5.000%	07/01/35	537		549,043
5.000%	11/01/35	80		81,309
5.000%	12/01/35	1		892
5.000%	09/01/39	3		2,685
5.000%	04/01/40	4		4,083
5.000%	04/01/40	34		34,538
5.000%	06/01/40	37		37,934
5.000%	07/01/40	4		3,875
5.000%	07/01/40	23		23,336
5.000%	08/01/40	15		15,466
5.000%	08/01/40	42		42,466
5.000%	08/01/40	123		124,933
5.000%	06/01/41	70		70,765
5.000%	07/01/41	4		4,432
5.000%	07/01/41	6		6,117
5.000%	07/01/41	20		20,044
5.000%	07/01/41	31		31,362
5.000%	11/01/52	2,494		2,459,714
5.500%	03/01/34	18		18,710
5.500%	07/01/35	12		12,228
5.500%	06/01/36	20		20,409
5.500%	01/01/38	338		349,543
5.500%	06/01/41	119		123,911
6.000%	10/01/32	—(r	)	145
6.000%	03/01/33	4		3,725
6.000%	12/01/33	9		8,912
6.000%	12/01/33	100		103,832
6.000%	06/01/37	1		663
6.000%	01/01/38	4		3,833
6.000%	07/01/38	2		2,536
6.000%	08/01/38	5		5,451
6.500%	08/01/36	6		6,652
6.500%	09/01/39	16		16,331

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
7.000%	06/01/32	1		$530
7.000%	06/01/32	1		713
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate CMT + 2.250% (Cap 11.278%, Floor 2.250%)
3.928%(c)	10/01/36	1		581
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.625% (Cap 10.382%, Floor 1.625%)
2.851%(c)	04/01/37	15		15,018
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.725% (Cap 10.850%, Floor 1.725%)
3.975%(c)	07/01/35	—(r	)	382
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.733% (Cap 10.060%, Floor 1.733%)
2.108%(c)	02/01/37	7		6,926
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750% (Cap 10.072%, Floor 1.750%)
2.127%(c)	02/01/35	2		1,633
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750% (Cap 8.269%, Floor 1.750%)
4.000%(c)	07/01/41	94		95,146
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750% (Cap 8.460%, Floor 1.750%)
3.890%(c)	12/01/40	54		54,290
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.785% (Cap 9.785%, Floor 1.785%)
2.035%(c)	02/01/37	—(r	)	406
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.829% (Cap 10.732%, Floor 1.829%)
2.204%(c)	02/01/37	2		2,228
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.832% (Cap 10.041%, Floor 1.832%)
4.081%(c)	03/01/36	2		2,236
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.842% (Cap 10.844%, Floor 1.842%)
2.822%(c)	01/01/37	3		2,850
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.908% (Cap 7.637%, Floor 1.908%)
3.714%(c)	10/01/42	14		13,957
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.930% (Cap 10.966%, Floor 1.930%)
4.187%(c)	12/01/36	1		620
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 2.030% (Cap 11.126%, Floor 2.030%)
4.275%(c)	11/01/36	2		2,273
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 2.220% (Cap 11.100%, Floor 2.220%)
2.558%(c)	02/01/37	2		2,140
Federal National Mortgage Assoc.
1.500%	TBA	6,550		5,669,913
1.500%	04/01/37	3,298		2,855,699
1.500%	05/01/37	3,180		2,753,614
1.500%	01/01/42	3,363		2,717,501
2.000%	TBA	1,745		1,419,488
2.000%	07/01/28	6		5,427
2.000%	04/01/42	5,359		4,517,665
2.000%	07/01/50	134		109,746
2.000%	08/01/50	1,513		1,238,096
2.000%	10/01/50	196		162,264

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	10/01/50	1,468	$1,203,589
2.000%	11/01/50	112	91,699
2.000%	05/01/51	56	45,799
2.000%	05/01/51	12,559	10,252,336
2.000%	07/01/51	27	21,927
2.000%	07/01/51	55	44,925
2.000%	07/01/51	57	47,128
2.000%	12/01/51	8,885	7,241,808
2.000%	02/01/52	2,300	1,873,854
2.000%	02/01/52	2,946	2,400,020
2.000%	02/01/52	3,118	2,557,003
2.000%	02/01/52	5,792	4,719,678
2.000%	02/01/52	11,525	9,383,278
2.000%	03/01/52	1,375	1,126,565
2.000%	03/01/52	27,791	22,642,359
2.500%	11/01/29	10	8,973
2.500%	05/01/30	17	15,742
2.500%	01/01/31	79	73,763
2.500%	11/01/34	2,548	2,382,554
2.500%	03/01/37	8,872	8,117,872
2.500%	04/01/37	669	612,573
2.500%	04/01/37	934	830,004
2.500%	10/01/37	115	103,042
2.500%	07/01/50	1,770	1,517,260
2.500%	09/01/50	1,223	1,051,882
2.500%	01/01/51	681	581,764
2.500%	02/01/51	679	580,126
2.500%	03/01/51	1,150	974,290
2.500%	05/01/51	335	286,509
2.500%	05/01/51	434	371,858
2.500%	05/01/51	4,486	3,810,560
2.500%	06/01/51	669	573,378
2.500%	06/01/51	1,179	1,017,827
2.500%	07/01/51	1,016	862,308
2.500%	08/01/51	228	193,628
2.500%	08/01/51	555	473,437
2.500%	08/01/51	2,619	2,223,836
2.500%	08/01/51	6,561	5,572,364
2.500%	10/01/51	4,614	3,917,454
2.500%	10/01/51	5,486	4,657,813
2.500%	01/01/52	2,910	2,480,602
2.500%	01/01/52	8,064	6,839,945
2.500%	02/01/52	240	204,810
2.500%	02/01/52	1,395	1,182,870
2.500%	03/01/52	499	428,161
2.500%	06/01/52	439	372,205
3.000%	01/01/27	86	83,238
3.000%	08/01/27	7	6,448
3.000%	08/01/27	7	6,890
3.000%	10/01/27	22	20,789
3.000%	11/01/27	7	6,605
3.000%	12/01/27	3	3,195
3.000%	12/01/27	13	12,003
3.000%	01/01/28	12	11,060
3.000%	02/01/28	11	9,903
3.000%	03/01/28	13	12,039
3.000%	04/01/28	10	9,373
3.000%	05/01/28	13	12,214

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	06/01/28	11	$10,822
3.000%	06/01/28	66	63,648
3.000%	07/01/28	13	11,852
3.000%	08/01/28	13	12,394
3.000%	09/01/28	14	13,018
3.000%	10/01/28	9	8,255
3.000%	11/01/28	245	234,974
3.000%	01/01/29	12	11,486
3.000%	02/01/29	231	220,513
3.000%	03/01/29	18	16,501
3.000%	03/01/30	35	33,926
3.000%	12/01/32	98	93,928
3.000%	03/01/33	37	35,198
3.000%	06/01/33	3	2,547
3.000%	09/01/33	7	6,458
3.000%	12/01/34	39	36,403
3.000%	12/01/34	130	122,114
3.000%	01/01/35	32	30,043
3.000%	01/01/35	218	204,237
3.000%	05/01/35	3,715	3,487,294
3.000%	06/01/35	461	432,764
3.000%	11/01/36	18	16,397
3.000%	11/01/36	68	63,355
3.000%	12/01/36	20	18,932
3.000%	01/01/40	2,493	2,262,870
3.000%	02/01/40	388	352,187
3.000%	04/01/40	154	140,357
3.000%	04/01/40	4,355	3,910,159
3.000%	09/01/42	188	171,340
3.000%	10/01/42	172	156,820
3.000%	10/01/42	472	429,178
3.000%	11/01/42	103	93,951
3.000%	11/01/42	109	99,047
3.000%	01/01/43	20	18,124
3.000%	01/01/43	94	85,129
3.000%	02/01/43	4	3,283
3.000%	02/01/43	5	4,485
3.000%	02/01/43	11	9,649
3.000%	02/01/43	18	16,160
3.000%	02/01/43	22	19,768
3.000%	02/01/43	83	75,365
3.000%	02/01/43	142	129,363
3.000%	03/01/43	118	107,713
3.000%	04/01/43	6	5,269
3.000%	04/01/43	1,977	1,798,645
3.000%	05/01/43	1	780
3.000%	05/01/43	10	8,989
3.000%	05/01/43	15	13,539
3.000%	05/01/43	26	23,893
3.000%	05/01/43	44	40,183
3.000%	05/01/43	74	66,885
3.000%	05/01/43	321	292,048
3.000%	07/01/43	91	82,437
3.000%	08/01/43	33	30,079
3.000%	08/01/43	290	260,274
3.000%	09/01/43	454	412,611
3.000%	02/01/44	38	33,985
3.000%	12/01/44	3	2,312

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	05/01/45	93	$83,344
3.000%	08/01/45	217	194,747
3.000%	05/01/46	2,317	2,079,080
3.000%	06/01/46	449	407,110
3.000%	08/01/46	184	162,460
3.000%	09/01/46	22	19,676
3.000%	10/01/46	99	88,758
3.000%	11/01/46	73	65,431
3.000%	11/01/46	81	72,467
3.000%	11/01/46	99	88,922
3.000%	11/01/46	264	236,466
3.000%	11/01/46	405	361,832
3.000%	11/01/46	755	675,375
3.000%	11/01/46	2,759	2,509,082
3.000%	11/01/46	3,644	3,271,739
3.000%	12/01/46	53	47,080
3.000%	12/01/46	84	75,123
3.000%	12/01/46	86	77,230
3.000%	12/01/46	87	77,907
3.000%	12/01/46	471	421,611
3.000%	01/01/47	60	53,719
3.000%	01/01/47	2,112	1,885,615
3.000%	02/01/47	122	110,960
3.000%	06/01/47	772	691,341
3.000%	03/01/48	16	14,644
3.000%	08/01/49	699	628,159
3.000%	11/01/49	160	141,830
3.000%	02/01/50	167	148,946
3.000%	02/01/50	284	251,926
3.000%	03/01/50	749	664,095
3.000%	05/01/50	31	27,371
3.000%	05/01/50	11,320	10,048,570
3.000%	07/01/50	146	128,673
3.000%	07/01/50	273	243,176
3.000%	08/01/50	566	497,792
3.000%	08/01/50	826	728,008
3.000%	09/01/50	30	26,025
3.000%	10/01/50	1,514	1,335,054
3.000%	10/01/51	65	57,467
3.000%	12/01/51	186	163,273
3.000%	02/01/52	642	563,471
3.000%	03/01/52	728	639,000
3.500%	07/01/30	26	25,247
3.500%	08/01/30	134	131,137
3.500%	07/01/32	365	353,439
3.500%	08/01/32	110	107,834
3.500%	12/01/33	1,778	1,715,854
3.500%	01/01/34	5	4,318
3.500%	01/01/34	8	7,960
3.500%	01/01/34	18	16,933
3.500%	01/01/34	28	26,646
3.500%	05/01/34	746	728,904
3.500%	07/01/34	34	32,212
3.500%	07/01/34	99	95,358
3.500%	08/01/34	123	118,418
3.500%	02/01/35	86	82,850
3.500%	09/01/37	61	58,158
3.500%	06/01/38	25	23,483

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	10/01/41	6		$5,679
3.500%	12/01/41	53		49,813
3.500%	06/01/42	86		79,979
3.500%	06/01/42	180		167,838
3.500%	07/01/42	24		22,277
3.500%	07/01/42	98		91,647
3.500%	08/01/42	229		211,178
3.500%	09/01/42	404		377,681
3.500%	10/01/42	363		338,758
3.500%	11/01/42	56		52,834
3.500%	01/01/43	63		58,562
3.500%	01/01/43	410		383,014
3.500%	04/01/43	42		39,697
3.500%	05/01/43	587		549,282
3.500%	06/01/43	12		10,880
3.500%	06/01/43	247		231,004
3.500%	06/01/43	254		237,699
3.500%	07/01/43	36		33,423
3.500%	07/01/43	77		71,982
3.500%	07/01/43	94		88,160
3.500%	07/01/43	147		137,398
3.500%	07/01/43	363		339,417
3.500%	08/01/43	64		59,580
3.500%	08/01/43	70		65,212
3.500%	08/01/43	74		69,621
3.500%	09/01/43	33		31,193
3.500%	03/01/44	406		380,071
3.500%	07/01/44	40		37,080
3.500%	04/01/45	—(r	)	417
3.500%	04/01/45	12		11,377
3.500%	04/01/45	50		46,239
3.500%	05/01/45	37		34,543
3.500%	07/01/45	70		65,497
3.500%	09/01/45	72		67,048
3.500%	11/01/45	15		13,639
3.500%	11/01/45	43		39,847
3.500%	12/01/45	129		120,172
3.500%	12/01/45	983		918,417
3.500%	12/01/45	3,908		3,631,493
3.500%	01/01/46	26		24,210
3.500%	01/01/46	363		337,212
3.500%	01/01/46	396		368,351
3.500%	05/01/46	135		126,094
3.500%	06/01/46	471		438,745
3.500%	02/01/47	14		12,683
3.500%	02/01/47	2,329		2,179,149
3.500%	08/01/47	61		56,541
3.500%	09/01/47	29		27,121
3.500%	10/01/47	125		116,200
3.500%	11/01/47	35		32,689
3.500%	12/01/47	4		3,879
3.500%	01/01/48	166		155,722
3.500%	02/01/48	23		20,976
3.500%	02/01/48	718		665,505
3.500%	12/01/48	1,403		1,301,661
3.500%	06/01/49	688		637,579
3.500%	06/01/49	2,504		2,343,972
3.500%	06/01/49	2,927		2,711,958

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	10/01/49	122	$114,265
3.500%	05/01/50	173	159,094
3.500%	07/01/50	1,433	1,318,010
3.500%	08/01/50	184	169,034
4.000%	11/01/31	25	24,556
4.000%	07/01/35	972	948,436
4.000%	11/01/40	40	38,415
4.000%	11/01/40	300	288,119
4.000%	12/01/40	382	362,263
4.000%	01/01/41	46	44,327
4.000%	01/01/41	240	230,160
4.000%	02/01/41	13	12,537
4.000%	02/01/41	26	25,231
4.000%	02/01/41	35	33,189
4.000%	02/01/41	56	53,114
4.000%	02/01/41	147	140,729
4.000%	02/01/41	498	477,981
4.000%	03/01/41	387	371,608
4.000%	04/01/41	129	123,979
4.000%	10/01/41	149	143,026
4.000%	11/01/41	131	125,757
4.000%	01/01/42	11	11,004
4.000%	01/01/42	176	169,353
4.000%	01/01/42	201	193,234
4.000%	02/01/42	22	21,097
4.000%	02/01/42	128	123,271
4.000%	02/01/42	196	188,596
4.000%	08/01/42	491	473,720
4.000%	01/01/43	9	8,826
4.000%	10/01/43	87	83,307
4.000%	03/01/44	133	127,321
4.000%	05/01/45	91	87,510
4.000%	06/01/45	170	160,843
4.000%	07/01/45	47	44,975
4.000%	09/01/45	86	81,795
4.000%	09/01/45	1,707	1,639,293
4.000%	10/01/45	49	45,958
4.000%	10/01/45	5,331	5,120,104
4.000%	11/01/45	5	4,855
4.000%	12/01/45	86	81,896
4.000%	01/01/46	34	32,300
4.000%	03/01/46	12	11,224
4.000%	03/01/46	295	283,689
4.000%	03/01/46	347	333,577
4.000%	07/01/46	33	31,658
4.000%	09/01/46	77	73,410
4.000%	12/01/46	5	4,795
4.000%	02/01/47	1,839	1,761,202
4.000%	08/01/47	881	844,972
4.000%	10/01/47	58	55,575
4.000%	12/01/47	56	53,814
4.000%	10/01/48	1,178	1,131,955
4.000%	12/01/49	360	340,811
4.000%	10/01/51	953	900,544
4.000%	08/01/52	519	486,931
4.000%	12/01/52	1,050	984,942
4.500%	09/01/35	13	12,436
4.500%	03/01/39	93	91,457

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	06/01/39	46	$45,028
4.500%	08/01/39	120	117,900
4.500%	09/01/39	137	135,784
4.500%	11/01/39	40	39,387
4.500%	12/01/39	204	201,683
4.500%	12/01/39	457	453,024
4.500%	03/01/40	5	4,787
4.500%	04/01/40	312	308,176
4.500%	07/01/40	32	32,073
4.500%	08/01/40	25	24,738
4.500%	09/01/40	368	363,517
4.500%	10/01/40	14	13,650
4.500%	11/01/40	529	522,558
4.500%	12/01/40	38	37,882
4.500%	12/01/40	59	58,959
4.500%	12/01/40	262	259,455
4.500%	02/01/41	61	60,069
4.500%	02/01/41	63	62,237
4.500%	02/01/41	93	92,356
4.500%	02/01/41	163	161,314
4.500%	04/01/41	519	514,478
4.500%	05/01/41	6	6,086
4.500%	05/01/41	13	13,051
4.500%	05/01/41	482	476,363
4.500%	06/01/41	41	40,832
4.500%	06/01/41	41	40,847
4.500%	08/01/41	7	6,452
4.500%	10/01/41	6	5,897
4.500%	10/01/41	10	9,858
4.500%	11/01/41	8	7,609
4.500%	11/01/41	156	154,191
4.500%	04/01/42	68	67,460
4.500%	08/01/42	16	16,250
4.500%	09/01/42	12	11,663
4.500%	09/01/42	23	23,040
4.500%	10/01/42	95	94,552
4.500%	09/01/43	28	27,075
4.500%	11/01/43	21	21,109
4.500%	01/01/44	15	15,144
4.500%	01/01/44	43	42,563
4.500%	04/01/44	23	22,461
4.500%	06/01/44	27	27,139
4.500%	10/01/44	86	84,154
4.500%	02/01/45	20	19,737
4.500%	02/01/45	44	43,035
4.500%	10/01/45	55	54,045
4.500%	02/01/46	70	69,271
4.500%	03/01/46	15	14,906
4.500%	03/01/46	73	72,507
4.500%	06/01/46	12	11,519
4.500%	07/01/46	51	49,995
4.500%	11/01/46	26	25,824
4.500%	12/01/46	51	50,421
4.500%	01/01/47	9	8,885
4.500%	01/01/47	15	14,635
4.500%	02/01/47	25	24,736
4.500%	05/01/47	107	106,382
4.500%	11/01/47	822	810,535

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	08/01/48	173		$169,802
4.500%	12/01/48	628		614,787
4.500%	09/01/49	2,897		2,841,014
4.500%	11/01/49	6		5,507
4.500%	01/01/50	128		125,447
4.500%	05/01/50	152		147,248
4.500%	07/01/52	3,639		3,502,824
4.500%	08/01/52	230		221,298
4.500%	09/01/52	1,450		1,395,743
4.500%	10/01/52	590		567,518
5.000%	06/01/23	—(r	)	81
5.000%	09/01/23	20		20,376
5.000%	01/01/24	3		3,026
5.000%	06/01/24	1		1,481
5.000%	09/01/25	3		2,516
5.000%	10/01/33	6		6,330
5.000%	11/01/33	2		1,539
5.000%	11/01/33	2		1,637
5.000%	04/01/34	4		3,601
5.000%	07/01/34	4		4,029
5.000%	10/01/34	2		2,251
5.000%	03/01/35	169		172,693
5.000%	04/01/35	20		20,140
5.000%	04/01/35	189		192,577
5.000%	05/01/35	22		22,266
5.000%	06/01/35	6		6,012
5.000%	06/01/35	11		10,778
5.000%	06/01/35	23		23,360
5.000%	07/01/35	1		1,307
5.000%	07/01/35	4		4,203
5.000%	07/01/35	6		5,647
5.000%	09/01/35	14		14,548
5.000%	10/01/35	35		35,348
5.000%	10/01/35	149		152,271
5.000%	10/01/35	304		310,767
5.000%	03/01/36	53		53,693
5.000%	12/01/36	5		4,830
5.000%	12/01/36	199		203,161
5.000%	07/01/37	3		3,516
5.000%	07/01/37	511		521,572
5.000%	02/01/38	19		19,277
5.000%	05/01/38	130		132,354
5.000%	06/01/39	17		16,856
5.000%	06/01/39	78		78,850
5.000%	06/01/40	59		59,871
5.000%	06/01/40	73		73,805
5.000%	08/01/40	116		116,985
5.000%	04/01/41	222		224,505
5.000%	06/01/41	14		14,503
5.000%	06/01/41	36		36,679
5.000%	07/01/41	92		94,180
5.000%	08/01/41	12		12,202
5.000%	09/01/41	92		93,187
5.000%	01/01/42	126		127,316
5.000%	02/01/42	51		51,856
5.000%	05/01/42	84		84,620
5.000%	07/01/42	182		184,341
5.000%	11/01/44	240		243,262

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	07/01/45	619		$626,490
5.000%	12/01/47	1,212		1,237,356
5.000%	02/01/49	668		674,338
5.000%	08/01/52	1,057		1,042,371
5.000%	10/01/52	54		53,578
5.264%	08/01/41	60		60,187
5.500%	04/01/34	3		3,417
5.500%	09/01/34	72		74,157
5.500%	11/01/34	6		5,703
5.500%	12/01/34	20		20,291
5.500%	02/01/35	7		7,697
5.500%	04/01/35	13		13,654
5.500%	11/01/35	14		13,974
5.500%	11/01/35	71		73,383
5.500%	12/01/35	18		18,655
5.500%	12/01/35	90		92,831
5.500%	01/01/36	3		2,604
5.500%	01/01/36	21		21,448
5.500%	03/01/36	3		3,057
5.500%	03/01/36	4		4,100
5.500%	05/01/36	85		87,763
5.500%	05/01/36	172		178,654
5.500%	07/01/36	394		406,544
5.500%	11/01/36	2		1,584
5.500%	08/01/37	4		4,387
5.500%	08/01/37	19		19,597
5.500%	08/01/37	26		26,776
5.500%	08/01/37	105		109,041
5.500%	08/01/37	184		189,017
5.500%	08/01/37	198		204,724
5.500%	09/01/37	69		71,215
5.500%	02/01/38	26		27,211
5.500%	02/01/38	173		179,091
5.500%	09/01/38	101		104,563
5.500%	04/01/39	56		57,689
5.500%	05/01/39	55		57,475
5.500%	03/01/40	108		112,032
5.500%	09/01/41	1		717
5.500%	09/01/41	163		168,932
6.000%	11/01/32	4		4,458
6.000%	03/01/33	4		4,579
6.000%	04/01/33	4		4,000
6.000%	02/01/34	103		106,292
6.000%	08/01/34	4		3,620
6.000%	11/01/34	3		3,226
6.000%	11/01/34	189		195,713
6.000%	04/01/35	4		3,819
6.000%	04/01/35	4		4,026
6.000%	11/01/35	33		33,984
6.000%	12/01/35	6		6,432
6.000%	02/01/36	232		240,003
6.000%	04/01/36	—(r	)	21
6.000%	05/01/36	58		60,492
6.000%	05/01/36	72		74,400
6.000%	06/01/36	7		7,525
6.000%	09/01/36	7		6,942
6.000%	09/01/36	507		524,371
6.000%	11/01/36	14		15,006

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	12/01/36	2		$2,413
6.000%	01/01/37	—(r	)	40
6.000%	01/01/37	7		6,913
6.000%	02/01/37	5		4,939
6.000%	02/01/37	61		63,215
6.000%	03/01/37	26		26,833
6.000%	03/01/37	160		166,574
6.000%	03/01/37	400		415,618
6.000%	05/01/37	—(r	)	124
6.000%	05/01/37	3		3,395
6.000%	06/01/37	7		7,441
6.000%	08/01/37	57		58,905
6.000%	08/01/37	311		321,253
6.000%	10/01/37	5		5,152
6.000%	02/01/38	23		23,728
6.000%	03/01/38	225		235,281
6.000%	04/01/38	8		8,728
6.000%	05/01/38	55		56,995
6.000%	08/01/38	7		7,601
6.000%	09/01/38	11		11,300
6.000%	10/01/38	48		50,450
6.000%	12/01/38	2		2,483
6.000%	04/01/39	3		3,543
6.000%	06/01/39	60		62,308
6.000%	09/01/39	269		279,580
6.000%	10/01/39	74		76,838
6.000%	01/01/40	3		3,059
6.000%	02/01/40	35		36,326
6.000%	10/01/40	63		65,261
6.000%	07/01/41	50		51,973
6.000%	01/01/53	10,610		10,769,828
6.500%	07/01/32	2		1,917
6.500%	07/01/32	18		18,379
6.500%	07/01/32	30		31,758
6.500%	12/01/32	3		3,100
6.500%	12/01/32	7		7,694
6.500%	07/01/35	9		8,824
6.500%	12/01/35	75		78,549
6.500%	07/01/36	1		1,231
6.500%	07/01/36	269		281,070
6.500%	08/01/36	13		13,146
6.500%	08/01/36	51		53,572
6.500%	08/01/36	64		65,990
6.500%	09/01/36	30		30,908
6.500%	09/01/36	123		129,112
6.500%	10/01/36	3		3,359
6.500%	10/01/36	57		60,274
6.500%	11/01/36	3		2,964
6.500%	11/01/36	5		5,647
6.500%	12/01/36	1		1,408
6.500%	10/01/37	2		1,861
6.500%	10/01/37	48		50,686
6.500%	10/01/37	200		209,013
6.500%	08/01/38	20		21,269
6.500%	06/01/39	15		15,704
6.500%	10/01/39	72		75,964
6.500%	05/01/40	67		70,565
6.500%	05/01/40	83		87,568

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.668%	02/01/39	27		$28,030
7.000%	01/01/31	—(r	)	78
7.000%	04/01/32	—(r	)	62
7.000%	04/01/37	16		16,184
Federal National Mortgage Assoc., 12 Month LIBOR + 1.340% (Cap 11.165%, Floor 1.340%)
1.590%(c)	12/01/35	2		1,604
Federal National Mortgage Assoc., 12 Month LIBOR + 1.568% (Cap 9.681%, Floor 1.568%)
3.290%(c)	07/01/35	2		1,765
Federal National Mortgage Assoc., 12 Month LIBOR + 1.584% (Cap 10.387%, Floor 1.584%)
3.330%(c)	12/01/35	4		4,400
Federal National Mortgage Assoc., 12 Month LIBOR + 1.655% (Cap 11.030%, Floor 1.655%)
3.905%(c)	08/01/37	1		1,121
Federal National Mortgage Assoc., 12 Month LIBOR + 1.700% (Cap 10.515%, Floor 1.700%)
3.950%(c)	11/01/37	9		8,680
Federal National Mortgage Assoc., 12 Month LIBOR + 1.800% (Cap 7.702%, Floor 1.800%)
2.353%(c)	01/01/42	39		39,055
Federal National Mortgage Assoc., 12 Month LIBOR + 1.803% (Cap 8.520%, Floor 1.803%)
4.048%(c)	12/01/40	69		70,193
Federal National Mortgage Assoc., 12 Month LIBOR + 1.818% (Cap 7.670%, Floor 1.818%)
2.304%(c)	02/01/42	11		11,369
Federal National Mortgage Assoc., 12 Month LIBOR + 1.881% (Cap 11.091%, Floor 1.881%)
4.131%(c)	08/01/36	3		3,016
Federal National Mortgage Assoc., 12 Month LIBOR + 1.892% (Cap 10.733%, Floor 1.892%)
2.779%(c)	12/01/35	1		1,442
Government National Mortgage Assoc.
2.000%	03/20/51	2,749		2,316,785
2.000%	07/20/51	3,027		2,537,159
2.000%	08/20/51	13,510		11,360,658
2.000%	01/20/52	6,523		5,466,166
2.000%	05/20/52	2,197		1,841,317
2.000%	08/20/52	911		764,339
2.500%	TBA	1,600		1,386,173
2.500%	08/20/50	1,612		1,403,798
2.500%	08/20/51	1,697		1,473,728
2.500%	10/20/51	17,681		15,342,722
2.500%	11/20/51	3,656		3,167,876
2.500%	12/20/51	3,910		3,392,010
3.000%	TBA	1,575		1,402,036
3.000%	10/15/42	18		16,356
3.000%	12/15/42	6		5,727
3.000%	05/15/43	16		14,752
3.000%	06/15/43	2		1,689
3.000%	07/15/43	36		33,209
3.000%	08/20/43	417		380,946
3.000%	09/20/43	397		362,514
3.000%	01/20/44	42		38,516
3.000%	02/20/44	141		128,478
3.000%	05/20/45	2,415		2,204,876

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	10/20/45	155	$140,791
3.000%	05/20/46	62	55,968
3.000%	05/20/46	136	122,369
3.000%	05/20/46	396	359,141
3.000%	06/20/46	98	89,104
3.000%	06/20/46	322	287,856
3.000%	07/20/46	87	78,066
3.000%	07/20/46	142	127,309
3.000%	07/20/46	183	164,235
3.000%	07/20/46	192	173,707
3.000%	07/20/46	401	359,626
3.000%	07/20/46	422	377,366
3.000%	08/20/46	111	99,796
3.000%	08/20/46	171	153,498
3.000%	08/20/46	178	160,136
3.000%	09/20/46	89	79,898
3.000%	09/20/46	100	89,922
3.000%	09/20/46	108	97,615
3.000%	10/20/46	2,643	2,390,946
3.000%	08/20/49	242	213,997
3.000%	10/20/49	549	486,184
3.000%	12/20/49	8	6,822
3.000%	01/20/50	12	10,271
3.000%	04/20/50	143	128,921
3.000%	05/20/50	1,098	963,864
3.000%	07/20/50	163	145,995
3.000%	07/20/50	258	226,428
3.000%	05/20/51	1,239	1,109,445
3.000%	06/20/51	967	865,270
3.000%	07/20/51	5,299	4,742,183
3.000%	10/20/51	4,458	3,983,270
3.500%	01/15/42	5	4,395
3.500%	03/20/42	11	10,608
3.500%	05/20/42	17	15,852
3.500%	06/20/42	192	180,872
3.500%	08/20/42	322	302,914
3.500%	11/20/42	7	6,708
3.500%	12/20/42	169	158,825
3.500%	01/20/43	34	31,603
3.500%	02/20/43	11	10,471
3.500%	03/20/43	412	384,300
3.500%	03/20/43	1,932	1,823,065
3.500%	04/20/43	54	51,013
3.500%	05/20/43	213	201,288
3.500%	08/20/43	12	11,563
3.500%	09/20/43	43	40,509
3.500%	10/15/43	18	16,512
3.500%	11/15/43	536	503,875
3.500%	03/20/44	2	1,480
3.500%	10/20/44	64	59,931
3.500%	02/15/45	78	73,745
3.500%	02/20/45	198	185,135
3.500%	04/20/45	33	31,177
3.500%	05/20/45	47	43,727
3.500%	05/20/45	139	129,198
3.500%	07/20/45	123	114,280
3.500%	10/20/45	7	6,931
3.500%	01/20/46	39	36,232

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	02/20/46	22	$20,903
3.500%	02/20/46	25	23,179
3.500%	03/20/46	930	867,023
3.500%	04/20/46	11	10,319
3.500%	05/20/46	3	2,364
3.500%	05/20/46	4	3,635
3.500%	05/20/46	4	4,190
3.500%	05/20/46	7	6,126
3.500%	05/20/46	8	7,066
3.500%	05/20/46	10	8,863
3.500%	05/20/46	11	10,299
3.500%	05/20/46	19	17,626
3.500%	05/20/46	39	36,366
3.500%	06/20/46	7	6,720
3.500%	06/20/46	8	7,457
3.500%	06/20/46	8	7,516
3.500%	06/20/46	9	7,920
3.500%	06/20/46	34	31,555
3.500%	06/20/46	56	51,889
3.500%	06/20/46	2,323	2,167,688
3.500%	07/20/46	211	196,428
3.500%	07/20/46	680	649,593
3.500%	09/20/46	214	200,397
3.500%	10/20/46	2,455	2,289,595
3.500%	11/20/46	121	112,186
3.500%	04/20/47	45	42,083
3.500%	07/20/47	67	62,870
3.500%	12/20/47	1,813	1,691,089
3.500%	02/20/48	74	68,783
3.500%	02/20/48	100	93,400
3.500%	12/20/49	2	1,918
3.500%	12/20/49	4	3,728
3.500%	12/20/49	4	3,846
3.500%	12/20/49	10	9,145
3.500%	01/20/50	832	765,386
3.500%	03/20/50	1,568	1,450,426
3.500%	04/20/50	212	196,695
3.500%	04/20/50	4,036	3,733,840
3.500%	05/20/50	322	299,182
3.500%	11/20/50	349	325,182
4.000%	09/20/25	8	8,018
4.000%	11/20/25	20	19,479
4.000%	01/20/26	6	5,875
4.000%	10/20/40	30	29,343
4.000%	02/15/41	3	3,026
4.000%	02/20/41	34	33,124
4.000%	03/15/41	3	2,830
4.000%	03/20/41	135	130,411
4.000%	05/20/41	273	264,182
4.000%	10/15/41	14	13,841
4.000%	10/15/41	55	53,376
4.000%	10/15/41	65	62,910
4.000%	10/20/41	384	371,369
4.000%	11/20/41	53	50,974
4.000%	12/20/41	26	24,719
4.000%	04/20/42	14	13,667
4.000%	09/20/42	26	24,800
4.000%	11/20/42	21	20,409

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	08/20/43	10	$9,478
4.000%	01/20/44	47	44,842
4.000%	02/20/44	15	14,408
4.000%	03/20/45	1,481	1,424,094
4.000%	08/20/45	97	93,660
4.000%	09/20/45	1,038	1,000,310
4.000%	01/20/46	25	24,071
4.000%	05/20/46	30	28,604
4.000%	01/15/47	9	8,522
4.000%	01/15/47	10	10,092
4.000%	06/20/47	1,039	997,079
4.000%	09/20/47	971	934,394
4.000%	01/20/48	341	324,855
4.000%	05/20/49	103	99,202
4.000%	10/20/50	2,120	2,018,910
4.000%	10/20/52	6,728	6,366,921
4.500%	04/20/35	7	6,622
4.500%	05/15/39	4	3,727
4.500%	08/15/39	25	25,043
4.500%	09/15/39	140	139,134
4.500%	09/20/39	2	1,662
4.500%	10/15/39	9	9,401
4.500%	11/15/39	5	4,645
4.500%	11/15/39	8	7,552
4.500%	11/20/39	36	35,853
4.500%	02/15/40	16	15,964
4.500%	02/20/40	312	311,452
4.500%	03/15/40	30	30,267
4.500%	05/20/40	264	263,828
4.500%	06/15/40	2	1,648
4.500%	06/15/40	12	12,335
4.500%	06/15/40	14	13,628
4.500%	06/15/40	45	44,476
4.500%	06/15/40	135	134,492
4.500%	07/15/40	1	1,163
4.500%	07/15/40	5	4,976
4.500%	08/15/40	19	18,781
4.500%	09/15/40	75	74,155
4.500%	09/20/40	147	147,113
4.500%	10/15/40	7	7,016
4.500%	11/20/40	77	77,310
4.500%	01/20/41	15	15,343
4.500%	02/20/41	344	343,699
4.500%	03/15/41	58	57,415
4.500%	03/20/41	393	392,192
4.500%	05/20/41	1	974
4.500%	05/20/41	25	25,282
4.500%	06/20/41	4	4,389
4.500%	07/20/41	48	47,456
4.500%	08/20/41	298	297,646
4.500%	11/20/41	800	798,180
4.500%	02/20/42	1	1,158
4.500%	05/20/42	8	8,211
4.500%	06/20/43	1	1,452
4.500%	06/20/44	1	1,367
4.500%	10/20/44	1	1,310
4.500%	01/20/45	1	1,235
4.500%	09/15/45	235	234,007

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	01/20/46	176	$176,073
4.500%	03/20/46	2	2,084
4.500%	05/20/46	2	1,541
4.500%	07/20/46	66	66,639
4.500%	08/20/46	114	114,761
4.500%	09/20/46	98	96,057
4.500%	01/20/47	253	253,272
4.500%	03/20/47	180	178,449
4.500%	09/20/48	48	45,926
4.500%	09/20/49	402	391,042
4.500%	10/20/52	7,238	7,023,007
5.000%	01/20/33	1	831
5.000%	05/20/33	5	5,090
5.000%	11/15/33	2	2,029
5.000%	03/20/34	1	563
5.000%	05/15/34	107	107,704
5.000%	12/20/34	4	3,937
5.000%	02/20/35	3	3,489
5.000%	03/20/35	3	2,815
5.000%	06/20/35	1	514
5.000%	08/20/35	3	2,586
5.000%	12/20/35	4	3,612
5.000%	01/20/36	1	981
5.000%	03/20/36	5	4,951
5.000%	04/15/39	3	3,287
5.000%	04/20/39	4	3,792
5.000%	07/20/39	57	57,562
5.000%	08/15/39	5	4,680
5.000%	09/15/39	45	45,856
5.000%	10/15/39	9	9,521
5.000%	10/15/39	33	33,560
5.000%	10/20/39	3	2,838
5.000%	12/15/39	6	6,098
5.000%	01/15/40	5	5,295
5.000%	02/15/40	96	98,420
5.000%	02/15/40	99	101,421
5.000%	04/15/40	43	43,781
5.000%	05/20/40	232	236,149
5.000%	06/15/40	26	26,421
5.000%	06/15/40	45	45,679
5.000%	06/20/40	167	170,088
5.000%	07/15/40	4	4,472
5.000%	08/15/40	9	9,625
5.000%	08/20/40	125	127,456
5.000%	09/15/40	6	6,027
5.000%	09/15/40	8	8,530
5.000%	09/20/40	82	83,305
5.000%	10/20/40	27	27,858
5.000%	11/20/40	15	15,067
5.000%	03/20/41	168	171,315
5.000%	06/20/41	9	9,302
5.000%	08/20/41	192	195,435
5.000%	08/20/42	2	1,580
5.000%	11/20/42	10	10,081
5.000%	06/20/47	215	216,385
5.000%	07/20/47	34	34,675
5.000%	08/20/47	14	13,758
5.000%	10/20/47	24	23,806

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	11/20/47	130	$130,485
5.000%	02/20/48	22	22,491
5.000%	04/20/48	85	85,116
5.000%	05/20/48	6	6,129
5.000%	06/20/48	21	20,803
5.000%	06/20/48	122	122,027
5.000%	09/20/48	831	828,806
5.000%	12/20/48	611	611,177
5.000%	05/20/49	42	41,444
5.000%	06/20/49	1,025	1,021,974
5.500%	10/20/32	1	620
5.500%	03/20/34	2	2,110
5.500%	01/20/36	385	400,428
5.500%	08/20/38	5	5,518
5.500%	03/20/48	203	209,359
5.500%	04/20/48	157	161,612
5.500%	05/20/48	141	144,777
5.500%	09/20/48	2	1,672
5.500%	10/20/48	42	42,940
5.500%	11/20/48	206	210,322
5.500%	12/20/48	735	750,923
5.500%	01/20/49	172	174,852
5.500%	03/20/49	222	226,771
5.500%	04/20/49	12	12,618
5.500%	06/20/52	325	327,372
5.500%	09/20/52	367	369,260
5.500%	11/20/52	15,766	15,863,767
6.000%	TBA	6,010	6,105,492
6.000%	12/20/38	603	636,583
6.000%	05/15/40	180	191,187
6.500%	TBA	5,380	5,502,259
7.000%	TBA	1,760	1,807,627
8.500%	06/15/26	1	505

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $544,069,948)			555,426,395

U.S. TREASURY OBLIGATIONS — 28.5%
U.S. Treasury Bonds
1.125%	05/15/40	1,460	915,237
1.750%	08/15/41	700	479,828
2.000%	11/15/41	100	71,531
2.000%	02/15/50(k)	3,290	2,184,252
2.000%	08/15/51	900	592,312
2.375%	05/15/51	165	118,955
2.500%	02/15/46	1,750	1,313,594
2.875%	11/15/46	7,185	5,778,312
2.875%	05/15/52(k)	34,295	27,618,192
3.000%	08/15/52	50,820	42,132,956
3.250%	05/15/42	22,220	19,504,994
3.375%	08/15/42	46,780	41,831,553
4.000%	11/15/42(a)	40,095	39,286,835
4.000%	11/15/52	47,035	47,292,223
4.500%	05/15/38	230	244,591
U.S. Treasury Notes
0.500%	02/28/26	6,105	5,441,081
0.500%	10/31/27	6,815	5,764,532
0.625%	07/31/26	5,430	4,797,066
0.625%	08/15/30	4,250	3,344,883

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
0.750%	03/31/26	12,110	$10,857,372
0.750%	04/30/26	8,500	7,599,531
0.750%	05/31/26	5,770	5,146,569
0.750%	01/31/28	3,120	2,653,706
0.875%	06/30/26	4,760	4,255,737
0.875%	09/30/26	3,255	2,890,338
1.125%	02/29/28	5,895	5,103,780
1.250%	03/31/28	2,970	2,582,276
1.250%	04/30/28	4,460	3,870,444
1.250%	05/31/28	3,905	3,381,486
1.250%	08/15/31	2,535	2,058,103
1.375%	11/15/31	60,485	49,257,472
1.500%	02/15/30	8,330	7,096,119
1.875%	02/28/29	20,520	18,171,422
1.875%	02/15/32	685	580,966
2.750%	02/15/28	5,470	5,142,655
2.750%	08/15/32	7,600	6,918,375
2.875%	05/15/32	1,815	1,673,203
3.875%	11/30/27	45,265	45,020,994
3.875%	12/31/27	54,485	54,174,418
4.125%	11/15/32	38,075	38,836,500
4.250%	12/31/24	37,765	37,640,453
4.500%	11/30/24	13,005	13,006,016

TOTAL U.S. TREASURY OBLIGATIONS (cost $575,840,520)			576,630,862

TOTAL LONG-TERM INVESTMENTS (cost $1,955,017,638)			1,981,568,623

		Shares
SHORT-TERM INVESTMENT — 3.2%
AFFILIATED MUTUAL FUND
PGIM Institutional Money Market Fund (cost $65,436,398; includes $65,158,121 of cash collateral for securities on loan)(b)(we)		65,483,320	65,450,579

TOTAL INVESTMENTS—101.1% (cost $2,020,454,036)			2,047,019,202
Liabilities in excess of other assets(z) — (1.1)%			(22,869,655)

NET ASSETS — 100.0%			$2,024,149,547

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $63,813,437; cash collateral of $65,158,121 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(r)	Principal or notional amount is less than $500 par.
(we)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
214	10 Year U.S. Ultra Treasury Notes	Mar. 2023	$25,312,187	$(10,313)
71	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	9,536,188	(694,043)

				(704,356)

Short Position:
167	10 Year U.K. Gilt	Mar. 2023	20,169,276	1,060,376

				$356,020

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	41,339	$(441,954)	$(343,255)	$98,699

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
GS	$—	$2,510,964
MSC	—	708,388

Total	$—	$3,219,352

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$36,745,710	$—
Collateralized Loan Obligations	—	54,708,403	—
Equipment	—	1,514,932	—
Other	—	15,413,743	—
Student Loans	—	14,034,968	—
Commercial Mortgage-Backed Securities	—	56,193,716	—
Corporate Bonds	—	565,187,127	—
Municipal Bonds	—	8,004,029	—
Residential Mortgage-Backed Securities	—	74,968,407	—
Sovereign Bonds	—	22,740,331	—
U.S. Government Agency Obligations	—	555,426,395	—
U.S. Treasury Obligations	—	576,630,862	—
Short-Term Investment
Affiliated Mutual Fund	65,450,579	—	—

Total	$65,450,579	$1,981,568,623	$—

Other Financial Instruments*
Assets
Futures Contracts	$1,060,376	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	98,699	—

Total	$1,060,376	$98,699	$—

Liabilities
Futures Contracts	$(704,356)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

U.S. Treasury Obligations	28.5%
U.S. Government Agency Obligations	27.4
Banks	9.2

Residential Mortgage-Backed Securities	3.7%
Affiliated Mutual Fund (3.2% represents investments purchased with collateral from securities on loan)	3.2

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification (continued):

Commercial Mortgage-Backed Securities	2.8%
Collateralized Loan Obligations	2.7
Real Estate Investment Trusts (REITs)	2.2
Telecommunications	2.1
Automobiles	1.8
Diversified Financial Services	1.7
Pharmaceuticals	1.6
Pipelines	1.6
Electric	1.5
Healthcare-Services	1.4
Auto Manufacturers	1.2
Sovereign Bonds	1.1
Insurance	0.8
Other	0.8
Media	0.7
Student Loans	0.7
Agriculture	0.6
Oil & Gas	0.6
Municipal Bonds	0.4
Commercial Services	0.3
Entertainment	0.2
Gas	0.2
Retail	0.2
Advertising	0.2
Airlines	0.2

Healthcare-Products	0.2%
Beverages	0.2
Semiconductors	0.2
Electronics	0.1
Lodging	0.1
Software	0.1
Chemicals	0.1
Transportation	0.1
Miscellaneous Manufacturing	0.1
Equipment	0.1
Toys/Games/Hobbies	0.1
Biotechnology	0.1
Savings & Loans	0.0	*
Computers	0.0	*
Iron/Steel	0.0	*
Building Materials	0.0	*
Mining	0.0	*

	101.1
Liabilities in excess of other assets	(1.1)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$98,699	*	—	$—
Interest rate contracts	Due from/to broker-variation margin futures	1,060,376	*	Due from/to broker-variation margin futures	704,356	*

		$1,159,075			$704,356

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$341,921
Interest rate contracts	(1,265,570)	—

Total	$(1,265,570)	$341,921

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$98,699
Interest rate contracts	356,020	—

Total	$356,020	$98,699

The derivative instruments outstanding as of period-end serve as indicators of the volume of derivative activities for the Portfolio.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$63,813,437	$(63,813,437)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $63,813,437:
Unaffiliated investments (cost $1,955,017,638)	$1,981,568,623
Affiliated investments (cost $65,436,398)	65,450,579
Cash	91,263,732
Receivable for investments sold	57,861,976
Dividends and interest receivable	12,441,908
Due from broker-variation margin swaps	2,960
Prepaid expenses and other assets	91,359

Total Assets	2,208,681,137

LIABILITIES
Payable for investments purchased	118,948,297
Payable to broker for collateral for securities on loan	65,158,121
Accrued expenses and other liabilities	350,513
Due to broker-variation margin futures	72,731
Trustees’ fees payable	1,390
Affiliated transfer agent fee payable	538

Total Liabilities	184,531,590

NET ASSETS	$2,024,149,547

Net assets were comprised of:
Partners’ Equity	$2,024,149,547

Net asset value and redemption price per share, $2,024,149,547 / 196,804,074 outstanding shares of beneficial interest	$10.29

STATEMENT OF OPERATIONS

For the Period October 26, 2022(a) through December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $1,189 foreign withholding tax)	$18,157,203
Income from securities lending, net (including affiliated income of $12,886)	14,050

Total income	18,171,253

EXPENSES
Audit fee	58,000
Custodian and accounting fees	25,304
Trustees’ fees	10,120
Legal fees and expenses	7,319
Shareholders’ reports	4,000
Transfer agent’s fees and expenses (including affiliated expense of $808)	2,015
Miscellaneous	3,790

Total expenses	110,548

NET INVESTMENT INCOME (LOSS)	18,060,705

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $28,805)	9,978,465
Futures transactions	(1,265,570)
Swap agreements transactions	341,921
Foreign currency transactions	5,927

9,060,743

Net change in unrealized appreciation (depreciation)on:
Investments (including affiliated of $14,181)	26,565,166
Futures	356,020
Swap agreements	98,699
Foreign currencies	(1,786)

27,018,099

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	36,078,842

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$54,139,547

STATEMENT OF CHANGES IN NET ASSETS

October 26, 2022(a) through December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$18,060,705
Net realized gain (loss) on investment and foreign currency transactions	9,060,743
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	27,018,099

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	54,139,547

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [196,806,008 shares]	1,970,030,000
Portfolio shares purchased [1,934 shares]	(20,000)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	1,970,010,000

TOTAL INCREASE (DECREASE)	2,024,149,547
NET ASSETS:
Beginning of period	—

End of period	$2,024,149,547

(a)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	October 26, 2022(a) through December 31, 2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.20

Total from investment operations	0.29

Net Asset Value, end of period	$10.29

Total Return(c)	2.80%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,024
Average net assets (in millions)	$1,994
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.02	%(e)
Expenses before waivers and/or expense reimbursement	0.02	%(e)
Net investment income (loss)	5.02	%(e)
Portfolio turnover rate(f)	50%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2022 consisted of 60 separate portfolios. The information presented in these financial statements pertains only to the 4 portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios have the following investment objective(s):

Portfolio	Investment Objective(s)
AST J.P. Morgan Fixed Income Central Portfolio (“J.P. Morgan Fixed Income Central”)	The highest total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST PGIM Fixed Income Central Portfolio (“PGIM Fixed Income Central”)	The highest total return, consistent with the preservation of capital and liquidty needs. Total return is comprised of current income and capital appreciation.
AST Target Maturity Central Portfolio (“Target Maturity Central”)	The highest total return, consistent with the preservation of capital and liquidty needs. Total return is comprised of current income and capital appreciation.
AST T. Rowe Price Fixed Income Central Portfolio (“T. Rowe Price Fixed Income Central”)	The highest total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

2. Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has approved the Portfolios’ valuation policies and procedures for security valuation and designated to AST Investment Services, Inc. and PGIM

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Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Portfolio investments. Pursuant to the Board’s oversight, the Investment Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market

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approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount.

B3

This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio.

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Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: Certain Portfolios invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a

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separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of

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the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged the firms referenced in the below table as subadvisers for their respective Portfolios. Subadvisory fees are paid by the Investment Manager out of the management fee that it receives from the Portfolios.

Portfolio	Subadviser(s)
J.P. Morgan Fixed Income Central	J.P. Morgan Investment Management, Inc. (“J.P. Morgan”)
PGIM Fixed Income Central	PGIM Fixed Income (a business unit of PGIM, Inc.) / PGIM Limited
Target Maturity Central	PGIM Fixed Income (a business unit of PGIM, Inc.) / PGIM Limited
T. Rowe Price Fixed Income Central	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Management Fees and Expense Limitations: As noted in the table below, the Investment Manager does not directly charge a management fee to the Portfolios for its services. Rather, the Manager is paid directly based on the assets in each of the Investing Portfolios that invest in the Portfolios listed in the table below. To the extent the subadvisers to the Portfolios are paid subadvisory fees for subadvisory services provided to the Portfolios, the Investment Manager, and not the Portfolios, pays such subadvisory fees.

Any amounts paid or payable by the Portfolios to the Investment Manager, if any, under the agreements, are reflected in the Statement of Operations. The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Fees and/or expenses waived and/or reimbursed by the Investment Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Investment Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements
J.P. Morgan Fixed Income Central*	—	—%	—%
PGIM Fixed Income Central**	—	—%	—%
Target Maturity Central***	—	—%	—%
T. Rowe Price Fixed Income Central****	—	—%	—%

Portfolio	Fee Waivers and/or Expense Limitations

J.P. Morgan Fixed Income Central	contractually limit expenses to 0.05% through June 30, 2023
PGIM Fixed Income Central	contractually limit expenses to 0.05% through June 30, 2023
Target Maturity Central	contractually limit expenses to 0.05% through June 30, 2023
T. Rowe Price Fixed Income Central	contractually limit expenses to 0.05% through June 30, 2023

*	Certain Asset Allocation Portfolios of Advanced Series Trust, subadvised by J.P. Morgan Investment Management (AA

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Portfolios) and the AST Investment Grade Bond Portfolio (ASTIG, and together with AA Portfolios, the Investing Portfolios) will invest in the J.P. Morgan Fixed Income Central. The Manager receives a management fee rate for services provided to the Investing Portfolios pursuant to Investment Management Agreement for each of the Investing Portfolios.

**

Certain Asset Allocation Portfolios of Advanced Series Trust, subadvised by PGIM, Inc. and PGIM Limited (AA Portfolios) and the AST Investment Grade Bond Portfolio (ASTIG, and together with AA Portfolios, the Investing Portfolios) will invest in the PGIM Fixed Income Central. The Investment Manager receives a management fee rate for services provided to the Investing Portfolios pursuant to Investment Management Agreement for each of the Investing Portfolios.

***

Each of the “AST Target Maturity Bond Portfolios” (as defined below) invest in Target Maturity Central. The Investment Manager receives a management fee for services provided to Target Maturity Central pursuant to the Investment Management Agreement in place with respect to each of the AST Target Maturity Bond Portfolios. The AST Target Maturity Bond Portfolios are: AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031, AST Bond Portfolio 2032, AST Bond Portfolio 2033.

****

Certain Asset Allocation Portfolios of Advanced Series Trust, subadvised by T. Rowe Price Associates (AA Portfolios) and the AST Investment Grade Bond Portfolio (ASTIG, and together with AA Portfolios, the Investing Portfolios) will invest in the T. Rowe Price Fixed Income Central. The Manager receives a management fee rate for services provided to the Investing Portfolios pursuant to Investment Management Agreement for each of the Investing Portfolios.

AST Investment Services, Inc., PGIM Investments, PGIM, Inc., PGIM Fixed Income and PGIM Limited are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent and shareholder servicing agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Money Market Fund. In addition to the realized and unrealized gains on investments in the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Income from securities lending, net”.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the reporting period ended December 31, 2022 no such transactions were entered into by the Portfolios.

b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (RICs). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e.,

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jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2022 Payments
Target Maturity Central	$5,533

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the period ended December 31, 2022, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
J.P. Morgan Fixed Income Central	$33,855,591	$231,212,001
PGIM Fixed Income Central	11,613,040,216	10,139,399,484
Target Maturity Central	1,933,086,027	1,673,520,784
T. Rowe Price Fixed Income Central	331,743,345	441,681,535

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the period ended December 31, 2022, is presented as follows:

J.P. Morgan Fixed Income Central
Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
Short-Term Investments - Affiliated Mutual Fund:

PGIM Institutional Money Market Fund(1)(b)(we)
$—	$157,620,906	$80,455,718	$10,945	$8,600	$77,184,733	77,223,344	$9,749(2)
PGIM Fixed Income Central
Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
Short-Term Investments - Affiliated Mutual Fund:

PGIM Institutional Money Market Fund(1)(b)(we)
$—	$1,179,372,719	$1,112,256,615	$32,665	$29,714	$67,178,483	67,212,089	$87,684(2)

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Target Maturity Central

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
Short-Term Investments - Affiliated Mutual Fund:

PGIM Institutional Money Market Fund(1)(b)(we)
$—	$54,769,366	$42,421,039	$4,732	$628	$12,353,687	12,359,867	$6,541(2)
T. Rowe Price Fixed Income Central
Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
Short-Term Investments - Affiliated Mutual Fund:

PGIM Institutional Money Market Fund(1)(b)(we)
$—	$253,904,030	$188,496,437	$14,181	$28,805	$65,450,579	65,483,320	$12,886(2)

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(we)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2022 are subject to such review.

7. Borrowings

The Trust, on behalf of the Portfolios, (excluding the J.P. Morgan Fixed Income and the T. Rowe Price Fixed Income Portfolios), along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the SCA.

SCA
Term of Commitment	9/30/2022 - 9/28/2023
Total Commitment	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

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Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Portfolios did not utilize the SCA during the reporting period ended December 31, 2022.

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2022, all Portfolios offer only a single share class to investors.

As of December 31, 2022, all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

Portfolio	Number of Shares	Percentage of Outstanding Shares
J.P. Morgan Fixed Income Central	155,703,446	100.0%
PGIM Fixed Income Central	640,231,129	100.0
Target Maturity Central	61,184,764	100.0
T. Rowe Price Fixed Income Central	196,804,074	100.0

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
J.P. Morgan Fixed Income Central	2	99.9%
PGIM Fixed Income Central	6	98.2
Target Maturity Central	6	91.5
T. Rowe Price Fixed Income Central	2	99.9

9. Purchases & Redemption In-kind

As of the close of business on April 25, 2022, AST Bond Portfolio 2022 (“Bond Portfolio 2022”), AST Bond Portfolio 2023 (“Bond Portfolio 2023”), AST Bond Portfolio 2024 (“Bond Portfolio 2024”), AST Bond Portfolio 2025 (“Bond Portfolio 2025”), AST Bond Portfolio 2026 (“Bond Portfolio 2026”), AST Bond Portfolio 2027 (“Bond Portfolio 2027”), AST Bond Portfolio 2028 (“Bond Portfolio 2028”), AST Bond Portfolio 2029 (“Bond Portfolio 2029”), AST Bond Portfolio 2030 (“Bond Portfolio 2030”), AST Bond Portfolio 2031 (“Bond Portfolio 2031”), AST Bond Portfolio 2032 (“Bond Portfolio 2032”), and AST Bond Portfolio 2033 (“Bond Portfolio 2033”) settled the purchase into Target Maturity Central by delivering portfolio securities and other assets in exchange for shares of Target Maturity Central. The following table is a summary of the value of such securities and other assets that were transferred in-kind along with the shares received:

Portfolio	Securities Market Value and Other Assets	Shares Received
Bond Portfolio 2022	$ 81,330,415	8,133,041
Bond Portfolio 2023	54,891,541	5,489,154
Bond Portfolio 2024	2,929,799	292,980
Bond Portfolio 2025	4,661,546	466,155
Bond Portfolio 2026	28,410,307	2,841,031
Bond Portfolio 2027	52,581,328	5,258,133
Bond Portfolio 2028	113,559,594	11,355,959
Bond Portfolio 2029	6,185,458	618,546
Bond Portfolio 2030	59,873,308	5,987,331
Bond Portfolio 2031	109,858,605	10,985,861
Bond Portfolio 2032	142,628,023	14,262,802

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Portfolio	Securities Market Value and Other Assets	Shares Received
Bond Portfolio 2033	$ 4,146,115	414,611

	$661,056,039	66,105,604

As of the close of business on June 27, 2022, AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies Asset Allocation”), AST Advanced Strategies Portfolio (“Advanced Strategies”), AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”), AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”), AST Investment Grade Bond Portfolio (“Investment Grade Bond”), AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”), and AST Prudential Growth Allocation Portfolio (“Prudential Growth Allocation”) settled the purchase into PGIM Fixed Income Central by delivering portfolio securities and other assets in exchange for shares of PGIM Fixed Income Central. The following table is a summary of the value of such securities and other assets that were transferred in-kind along with the shares received:

Portfolio	Securities Market Value and Other Assets	Shares Received
Academic Strategies Asset Allocation	$ 133,190,709	13,319,071
Advanced Strategies	413,213,438	41,321,344
Balanced Asset Allocation	985,356,674	98,535,667
Capital Growth Asset Allocation	709,531,927	70,953,193
Investment Grade Bond	896,658,948	89,665,895
Preservation Asset Allocation	892,295,771	89,229,577
Prudential Growth Allocation	1,191,282,348	119,128,235

	$5,221,529,815	522,152,982

As of the close of business on October 26, 2022, AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”) and AST T. Rowe Price Growth Opportunities Portfolio (“T. Rowe Price Growth Opportunities”) settled the purchase into T. Rowe Price Fixed Income Central by delivering portfolio securities and other assets in exchange for shares of T. Rowe Price Fixed Income Central. The following table is a summary of the value of such securities and other assets that were transferred in-kind along with the shares received:

Portfolio	Securities Market Value and Other Assets	Shares Received
T. Rowe Price Asset Allocation	$1,810,700,000	181,070,000
T. Rowe Price Growth Opportunities	109,300,000	10,930,000

	$1,920,000,000	192,000,000

As of the close of business on November 29, 2022, AST J.P. Morgan Global Thematic Portfolio (“J.P. Morgan Global Thematic”) and AST J.P. Morgan Tactical Preservation Portfolio (“J.P. Morgan Tactical Preservation”) settled the purchase into J.P. Morgan Fixed Income Central by delivering portfolio securities and other assets in exchange for shares of J.P. Morgan Fixed Income Central. The following table is a summary of the value of such securities and other assets that were transferred in-kind along with the shares received:

Portfolio	Securities Market Value and Other Assets	Shares Received
J.P. Morgan Global Thematic	$ 390,515,062	39,051,506
J.P. Morgan Tactical Preservation	1,166,509,356	116,650,936

	$1,557,024,418	155,702,442

As of the close of business on December 16, 2022, Balanced Asset Allocation settled the purchase into PGIM Fixed Income Central by delivering portfolio securities and other assets in the amounts of $448,126,743 in exchange for 44,501,166 shares of PGIM Fixed Income Central.

For U.S. GAAP purposes, the securities and other assets transferred were recorded at fair value, and the historical cost basis of the assets transferred was not carried forward to the Portfolios.

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10. Risks of Investing in the Portfolios

Each Portfolio’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Risks	J.P. Morgan Fixed Income Central	PGIM Fixed Income Central	Target Maturity Central	T. Rowe Price Fixed Income Central
Asset-Backed and/or Mortgage-Backed Securities	X	X	X	X
Asset Transfer Program	X	X	X	X
Derivatives	X	X	X	X
Economic and Market Events	X	X	X	X
Expense	X	X	X	X
Fixed Income Securities	X	X	X	X
High Yield	X	X	X	X
Liquidity and Valuation	X	X	X	X
Market and Management	X	X	X	X
Regulatory	X	X	X	X
Sovereign Debt Securities	X	X	X	X
U.S. Government Securities	X	X	X	X

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.

Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.

The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.

Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

A Portfolio may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the U.S. government, and no assurance can be given that the U.S. government would provide financial support to such securities.

Asset Transfer Program Risk: The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally require Contract owners to participate in certain specialized

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algorithmic asset transfer programs under which the Participating Insurance Companies will monitor each Contract owner’s account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.

As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner’s account value within the selected investment options) and certain market return scenarios involving “flat” returns over a period of time may cause the Participating Insurance Companies to transfer some or all of such Contract owner’s account value to a fixed income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed income investments. The formulas may also trigger transfers from a fixed income investment option back to selected equity and asset allocation options. Under some benefit programs using bond investment options with specific maturities, the transfer formulas may transfer account value among bond investment options with differing maturities based on guarantee calculations, not necessarily market movements. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.

These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a Subadviser’s ability to fully implement a Portfolio’s investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may cause high turnover, which can result in increased transaction costs. The asset flows may also result in low asset levels and high operating expense ratios for a Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.

The use of derivatives is a highly specialized activity that involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:

Counterparty credit risk: There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.

Leverage risk: Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

Liquidity and valuation risk: Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately-negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately-negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).

Hedging risk: Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market

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moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact, may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.

Futures and Forward Contracts risk: The primary risks associated with the use of futures or forward contracts are: (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose a Portfolio to greater losses in the event of a default by a counterparty.

Economic and Market Events Risk: Events in the US and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. In addition, it remains uncertain that governmental entities will intervene in response to market disturbances, and the effect of any such future intervention cannot be predicted.

Expense Risk: Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” in the Portfolio’s prospectus for a variety of reasons. For example, Portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Portfolio securities can increase expenses.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

Credit risk: Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s Subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. Some, but not all, U.S. government securities are insured or guaranteed by the U.S. government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for U.S. government securities than for other investment-grade securities, the return may be lower.

Liquidity risk: Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests. The reduction in dealer market-making capacity in fixed income markets that has occurred in recent years also has the potential to decrease liquidity.

Interest rate risk: Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates.

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Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. The risks associated with changing interest rates are heightened, given that interest rates in the U.S. may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. In recent years, the U.S. has experienced historically low interest rates, increasing the risk associated with rising interest rates. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates.

High-Yield Risk: Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit, call and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities at an advantageous time or price. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. High-yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio prior to maturity, which may result in the Portfolio having to reinvest the proceeds in other high-yield securities or similar instruments that may pay lower interest rates.

Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, or events, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Regulatory Risk: Each Portfolio is subject to a variety of laws and regulations which govern its operations. Each Portfolio is subject to regulation by the SEC. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. Changes in laws and regulations may materially impact a Portfolio, a security, business, sector or market. For example, changes in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.

Sovereign Debt Securities Risk: Investing in sovereign debt securities exposes a Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by a Portfolio.

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The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

U.S. Government Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by a Portfolio, which could have a negative impact on the Portfolio. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

B17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST J.P. Morgan Fixed Income Central Portfolio, AST PGIM Fixed Income Central Portfolio, AST T. Rowe Price Fixed Income Central Portfolio and AST Target Maturity Central Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the portfolios indicated in the table below (four of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2022, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Portfolio	Statements

AST J.P. Morgan Fixed Income Central Portfolio	Statements of operations and changes in net assets for the period November 29, 2022 (commencement of operations) through December 31, 2022

AST PGIM Fixed Income Central Portfolio	Statements of operations and changes in net assets for the period June 27, 2022 (commencement of operations) through December 31, 2022

AST T. Rowe Price Fixed Income Central Portfolio	Statements of operations and changes in net assets for the period October 26, 2022 (commencement of operations) through December 31, 2022

AST Target Maturity Central Portfolio	Statements of operations and changes in net assets for the period April 25, 2022 (commencement of operations) through December 31, 2022

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
New York, New York
February 22, 2023

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about the Trustees (or “Board Members”) and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Board Members.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 76

Chief Financial Officer of Grace Church School (Since September 2019); President, Candide Business Advisors, Inc. (Since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013 -2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010 - 2021).

Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 76

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 76

Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Director of Apollo Global Management, Inc. (since 2022); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Formerly Director of the Asia-Pacific Fund, Inc. (2006-2019); formerly Director of Sotheby’s (2014-2019) auction house and art-related finance.	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 76

Trinity Investors (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 76

Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018 – June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

Chairman of the Board of Auxadi Holdco, S.L. (Since February 2022); Non-Executive Director of Auxadi Holdco, S.L (Since November 2020); Non-Executive Director of Stout (Since January 2020); formerly Non-Executive Director of Clyde & Co. (January 2020 – June 2021); Formerly Non-Executive Chairman (September 2019 – January 2021) of Litera Microsystems.

Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 76

Director of ICI Mutual Insurance Company (June 2020 - present; June 2016-June 2019); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

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Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 76

Chairman, Chief Executive Officer and President of Sterling Bancorp (Since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018–March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Board Member
Timothy S. Cronin 1965 Number of Portfolios Overseen: 76

Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).

		None.	Since October 2009

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005
Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020
Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since March 2021

D2

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022
Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019
Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014
Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019
Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer

Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).

Since June 2017

(a) Excludes Mr. Cronin, an Interested Board Member who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Board Member because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Board Members or Officers. The Independent Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Board Member.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Board Member. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

D3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges, and expenses of the portfolios and on the contracts and should be read carefully.

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling the appropriate phone number listed below and on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov. Additionally, this information is available on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330. Additionally, the Trust makes a complete listing of portfolio holdings as of its first and third calendar quarter-end available on its website listed above.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3714

Every year we will send you an updated summary prospectus. We will also send you or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2023 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen Chipman, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)  Audit Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $2,853,987 and $3,101,750, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, fees of $42,857 and $44,375 were billed to the Registrant for services rendered by PwC in connection with matters relating to foreign reclaims attestation paid by Prudential Financial, Inc. and/or its affiliates.

For the fiscal year ended December 31, 2022 and December 31, 2021, fees of $108,000 and $152,500 were billed to the Registrant for services rendered by PwC in connection with N-14 filings and merger support services.

(c) Tax Fees

For the fiscal years ended December 31, 2022 and December 31, 2021: none.

(d) All Other Fees

For the fiscal years ended December 31, 2022 and December 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
4(b)	0%	0%
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2022 and December 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 –	Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Advanced Series Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 24, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 24, 2023